As filed with the Securities and Exchange Commission on April 30, 2009

Securities Act File No. 033-23512

Investment Company Act File No. 811-05629

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

Registration Statement Under The Securities Act Of 1933	☒

Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 95	☒

and/or

Registration Statement Under The Investment Company Act Of 1940	☒

Amendment No. 95	☒
(Check appropriate box or boxes)

ING INVESTORS TRUST

(Exact Name of Registrant Specified in Charter)

7337 East Doubletree Ranch Road

Scottsdale, AZ 85258

(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code:  (800) 992-0180

Huey P. Falgout, Jr. ING U.S Legal Services 7337 East Doubletree Ranch Road Scottsdale, AZ 85258 (Name and Address of Agent for Service)	With copies to: Jeffrey S. Puretz, Esq. Dechert 1775 I Street, N.W. Washington, DC 20006

It is proposed that this filing will become effective (check appropriate box):

☐	Immediately upon filing pursuant to paragraph (b)	☒	on May 1, 2009 pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)	☐	on (date) pursuant to paragraph (a)(1)

☐	75 days after filing pursuant to paragraph (a)(2)	☐	on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designated a new effective date for a previously filed post-effective amendment.

ING INVESTORS TRUST

(“Registrant”)

CONTENTS OF REGISTRATION STATEMENT

This Registration Statement consists of the following papers and documents:

•                  Cover Sheet

•                  Contents of Registration Statement

•                  Explanatory Note

•      ING Investors Trust’s Adviser Class Prospectus - Book 1 dated May 1, 2009

•                  ING Investors Trust’s Adviser Class Prospectus - Book 2 dated May 1, 2009

•                  NG Investors Trust’s Adviser Class Prospectus - Book 3 dated May 1, 2009

•                  ING Investors Trust’s Institutional Class Prospectus - Book 1 dated May 1, 2009

•      ING Investors Trust’s Institutional Class Prospectus - Book 2 dated May 1, 2009

•                  ING Investors Trust’s Institutional Class Prospectus - Book 3 dated May 1, 2009

•                  ING Investors Trust’s Service Class Prospectus - Book 1 dated May 1, 2009

•                  ING Investors Trust’s Service Class Prospectus - Book 2 dated May 1, 2009

•                  ING Investors Trust’s Service Class Prospectus - Book 3 dated May 1, 2009

•                  ING Investors Trust’s Service 2 Class Prospectus - Book 1 dated May 1, 2009

•                  ING Investors Trust’s Service 2 Class Prospectus - Book 2 dated May 1, 2009

•                  ING Investors Trust’s Service 2 Class Prospectus - Book 3 dated May 1, 2009

•                  ING American Funds Portfolios’ Prospectus dated May 1, 2009

•                  ING American Funds World Allocation Portfolio’s Prospectus dated May 1, 2009

•                  ING Franklin Templeton Founding Strategy Portfolio’s Adviser Class Prospectus dated May 1, 2009

•                  ING Franklin Templeton Founding Strategy Portfolio’s Institutional Class Prospectus dated May 1, 2009

•                  ING Franklin Templeton Founding Strategy Portfolio’s Service Class Prospectus dated May 1, 2009

•                  ING LifeStyle Portfolios’ Adviser Class Prospectus dated May 1, 2009

•                  ING LifeStyle Portfolios’ Institutional Class Prospectus dated May 1, 2009

•                  ING LifeStyle Portfolios’ Service Class Prospectus dated May 1, 2009

•                  ING LifeStyle Portfolios’ Service 2 Class Prospectus dated May 1, 2009

•                  ING Oppenheimer Active Allocation Portfolio’s Service Class Prospectus dated May 1, 2009

•                  ING Investors Trust’s Adviser Class, Institutional Class, Service Class and Service 2 Class Statement of Additional Information dated May 1, 2009

•                  ING American Funds Portfolios’ Statement of Additional Information dated May 1, 2009

•                  ING American Funds World Allocation Portfolio’s Statement of Additional Information dated May 1, 2009

•                  ING Franklin Templeton Founding Strategy Portfolio’s Adviser Class, Institutional Class and Service Class Statement of Additional Information dated May 1, 2009

•                  ING LifeStyle Portfolios’ Adviser Class, Institutional Class, Service Class and Service 2 Class Statement of Additional Information dated May 1, 2009

•                  ING Oppenheimer Active Allocation Portfolio’s Service Class Statement of Additional Information dated May 1, 2009

•                  Part C

•                  Signature Page

EXPLANATORY NOTE

This Post-Effective Amendment No. 95 to the Registration Statement on Form  N-1A for ING Investors Trust (“Registrant”) is being filed under Rule 485(b) under the Securities Act of 1933, as amended, for the purpose of finalizing the disclosure in compliance with annual updating requirements to the Registrant’s Adviser Class, Institutional Class, Service Class and Service 2 Class Prospectuses, the Adviser Class, Institutional Class, Service Class and Service 2 Class Statement of Additional Information (“SAI”), ING American Funds Portfolios’ Prospectus and SAI, ING American Funds World Allocation Portfolio’s Prospectus and SAI; ING Franklin Templeton Founding Strategy Portfolio’s Adviser Class, Institutional Class and Service Class Prospectuses and ING Franklin Templeton Founding Strategy Portfolio’s Adviser Class, Institutional Class and Service Class SAI; ING LifeStyle Portfolios’ Adviser Class, Institutional Class, Service Class and Service 2 Class Prospectuses and ING LifeStyle Portfolios’ Adviser Class, Institutional Class, Service Class and Service 2 Class SAI; ING Oppenheimer Active Allocation Portfolio’s Service Class Prospectus and SAI; and to register a new series of the Registrant — ING PIMCO Global Advantage Bond Portfolio.  This filing also reflects the addition of Adviser Class shares of ING Stock Index Portfolio.

ING INVESTORS TRUST

Prospectus
May 1, 2009
Adviser Class
Book 1

Balanced Funds
ING Franklin Income Portfolio
ING MFS Total Return Portfolio
ING T. Rowe Price Capital Appreciation Portfolio Bond Funds
ING PIMCO Global Advantage Bond Portfolio
ING PIMCO Total Return Bond Portfolio
(formerly, ING PIMCO Core Bond Portfolio) International/Global Funds
ING Artio Foreign Portfolio (formerly, ING Julius Baer Foreign Portfolio)
ING Clarion Global Real Estate Portfolio (formerly, ING Global Real Estate Portfolio)
ING Global Resources Portfolio
ING JPMorgan Emerging Markets Equity Portfolio
ING Marsico International Opportunities Portfolio
ING Multi-Manager International Small Cap Portfolio
ING Templeton Global Growth Portfolio
ING Van Kampen Global Franchise Portfolio Stock Funds
ING AllianceBernstein Mid Cap Growth Portfolio
ING BlackRock Large Cap Growth Portfolio
ING Evergreen Health Sciences Portfolio
ING Evergreen Omega Portfolio
ING FMRSM Diversified Mid Cap Portfolio
ING Focus 5 Portfolio
ING Franklin Mutual Shares Portfolio
ING Janus Contrarian Portfolio
ING Marsico Growth Portfolio
ING MFS Utilities Portfolio
ING Oppenheimer Main Street Portfolio®
ING Pioneer Mid Cap Value Portfolio
ING T. Rowe Price Equity Income Portfolio
ING Van Kampen Capital Growth Portfolio
ING Van Kampen Growth and Income Portfolio

FMRSM is a service mark of Fidelity Management & Research Company.

NOT ALL PORTFOLIOS MAY BE AVAILABLE IN ALL JURISDICTIONS, UNDER ALL VARIABLE CONTRACTS OR UNDER ALL PLANS

This Prospectus contains important information about investing in the Adviser Class shares of certain Portfolios of ING Investors Trust. You should read it carefully before you invest, and keep it for future reference. Please note that your investment: is not a bank deposit; is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”), the Federal Reserve Board or any other government agency; and is affected by market fluctuations. There is no guarantee that the Portfolios will achieve their respective investment objective.

As with all mutual funds, the U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities nor has the SEC judged whether the information in the Prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.

You should read this Prospectus in conjunction with the prospectus for the separate account before investing. Both prospectuses should be read carefully and retained for future reference.

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2

Introduction

ING Investors Trust

ING Investors Trust (“Trust”) is an open-end management investment company. The Trust consists of a group of mutual fund portfolios (each, a “Portfolio” and collectively, the “Portfolios”). Only certain of these Portfolios are offered in this prospectus (“Prospectus”).

Advisers

Directed Services LLC (“DSL”) serves as the investment adviser to each of the Portfolios, except ING Clarion Global Real Estate Portfolio; and ING Investments, LLC (“ING Investments”) serves as the investment adviser to ING Clarion Global Real Estate Portfolio (each, an “Adviser” and collectively, “Advisers”). Each Portfolio has a sub-adviser referred to herein as a “Sub-Adviser.” DSL and ING Investments are indirect, wholly-owned subsidiaries of ING Groep, N.V. (“ING Groep”) (NYSE: ING), a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services to over 75 million private, corporate and institutional clients in more than 50 countries. With a diverse workforce of about 125,000 people, ING comprises a broad spectrum of prominent companies that increasingly serve their clients under the ING brand.

On December 29, 2006, an internal reorganization was undertaken in which Directed Services, Inc. (“DSI”), a former adviser to certain Portfolios except for ING Clarion Global Real Estate Portfolio, was reorganized into a limited liability company and it became a wholly-owned subsidiary of ING Life Insurance and Annuity Company. The resulting company was DSL, a registered investment adviser and broker-dealer. As a result of this reorganization, DSI’s advisory contracts were assumed by DSL.

Portfolios and Sub-Advisers

ING Alliance Bernstein Mid Cap Growth Portfolio – AllianceBernstein L.P.
ING Artio Foreign Portfolio – Artio Global Management LLC
ING BlackRock Large Cap Growth Portfolio – BlackRock Investment Management, LLC
ING Clarion Global Real Estate Portfolio – ING Clarion Real Estate Securities L.P.
ING Evergreen Health Sciences Portfolio – Evergreen Investment Management Company, LLC
ING Evergreen Omega Portfolio – Evergreen Investment Management Company, LLC
ING FMRSM Diversified Mid Cap Portfolio – Fidelity Management & Research Company
ING Focus 5 Portfolio – ING Investment Management Co.
ING Franklin Income Portfolio – Franklin Advisers, Inc.
ING Franklin Mutual Shares Portfolio – Franklin Mutual Advisers, LLC
ING Global Resources Portfolio – ING Investment Management Co.
ING Janus Contrarian Portfolio – Janus Capital Management LLC
ING JPMorgan Emerging Markets Equity Portfolio – J.P. Morgan Investment Management Inc.
ING Marsico Growth Portfolio – Marsico Capital Management, LLC
ING Marsico International Opportunities Portfolio – Marsico Capital Management, LLC
ING MFS Total Return Portfolio – Massachusetts Financial Services Company
ING MFS Utilities Portfolio – Massachusetts Financial Services Company
ING Multi-Manager International Small Cap Portfolio – Schroder Investment Management North American, Inc. and American Century Global Investment Management, Inc.
ING Oppenheimer Main Street Portfolio® – OppenheimerFunds, Inc.
ING PIMCO Global Advantage Bond Portfolio – Pacific Investment Management Company LLC
ING PIMCO Total Return Bond Portfolio – Pacific Investment Management Company LLC
ING Pioneer Mid Cap Value Portfolio – Pioneer Investment Management, Inc.
ING Templeton Global Growth Portfolio – Templeton Global Advisors Limited
ING T. Rowe Price Capital Appreciation Portfolio – T. Rowe Price Associates, Inc.
ING T. Rowe Price Equity Income Portfolio – T. Rowe Price Associates, Inc.
ING Van Kampen Capital Growth Portfolio – Morgan Stanley Investment Management, Inc. d/b/a Van Kampen
ING Van Kampen Global Franchise Portfolio – Morgan Stanley Investment Management, Inc. d/b/a Van Kampen
ING Van Kampen Growth and Income Portfolio – Morgan Stanley Investment Management, Inc. d/b/a Van Kampen

Classes of Shares

Each Portfolio’s shares are classified into Adviser Class (“ADV Class”), Institutional Class (“Class I”), Service Class (“Class S”), and Service 2 Class shares. ING T. Rowe Price Personal Strategy Growth and ING Van Kampen Global Tactical Asset Allocation Portfolios do not offer Class I shares or Service 2 Class shares. ING Focus 5 and ING Franklin Mutual Shares do not offer Service 2 Class shares. The four classes of shares of each Portfolio are identical except for different expenses, certain related rights and certain shareholder services. All classes of each Portfolio have a common investment objective and investment portfolio. Only the ADV Class shares are offered in this Prospectus. ADV Class shares are not subject to any sales loads.

Investing Through Your Variable Contract or Qualified Plan

ADV Class shares of the Portfolios may be offered to separate asset accounts (“Separate Accounts”) of insurance companies as investment options under variable annuity contracts and variable life insurance policies (“Variable Contracts”). Shares may also be offered to qualified pension and retirement plans (“Qualified Plans”) outside the Variable Contracts and to certain investment advisers and their affiliates in connection with the creation or management of the Portfolios. Class I shares, which are not offered in this Prospectus, also may be made available to certain other investment companies, including series of the Trust under fund-of-funds arrangements.

Participating insurance companies and other designated organizations are authorized to receive purchase orders on the Portfolios’ behalf.

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Introduction (continued) Why Reading this Prospectus is Important

This Prospectus explains the investment objective, principal investment strategies, and risks of each of the Portfolios. Reading the Prospectus will help you to decide whether a Portfolio is the right investment for you. You should keep this Prospectus for future reference.

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Description of the Portfolios

ING AllianceBernstein Mid Cap Growth Portfolio

Sub-Adviser

AllianceBernstein L.P. (“AllianceBernstein”)

Investment Objective

Long-term growth of capital. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

The Portfolio normally invests substantially all of its assets in high-quality common stocks that AllianceBernstein expects to increase in value. Under normal circumstances, the Portfolio will invest at least 80% of its net assets (plus borrowings for investment purposes) in common stock of mid-capitalization companies. The Portfolio will provide shareholders with at least 60 days’ prior notice of any change in this investment policy. The Sub-Adviser defines mid-capitalization companies as those that, at the time of investment, have market capitalizations within the range of market capitalizations of companies constituting the Russell Midcap® Growth Index. The market capitalizations of companies in the Russell Midcap® Growth Index ranged from $24 million to $14.9 billion as of December 31, 2008. The capitalization range of companies in the Russell Midcap® Growth Index will change with market conditions. The Portfolio also may invest in other types of securities such as convertible securities, investment-grade instruments, U.S. government securities and high quality, short-term obligations such as repurchase agreements, bankers’ acceptances and domestic certificates of deposit. The Portfolio may invest without limit in foreign securities. The Portfolio generally does not effect portfolio transactions in order to realize short-term trading profits or exercise control.

The Portfolio also may:

  write exchange-traded covered call options on up to 25% of its total assets;
  enter into repurchase agreements of up to seven days’ duration with commercial banks, but only if those agreements together with any restricted securities and any securities which do not have readily available market quotations do not exceed 10% of its net assets; and
  enter into futures contracts on securities indices and options on such futures contracts.

The Portfolio may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended and the rules, regulations and exemptive orders thereunder.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

Pending Merger - On March 27, 2009, the Board approved a proposal to reorganize the Portfolio into ING RussellTM Mid Cap Growth Index Portfolio. If shareholder approval is obtained, it is expected that the reorganization will take place during the third quarter of 2009. Shareholders will be notified if the reorganization is not approved. After the reorganization you will hold shares of ING RussellTM Mid Cap Growth Index Portfolio. For more information regarding ING RussellTM Mid Cap Growth Index Portfolio, please contact a Shareholder Services representative at (800) 366-0066.

Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the Sub-Adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Borrowing Risk
Convertible Securities Risk
Currency Risk
Debt Securities Risk
Derivatives Risk
Equity Securities Risk
Foreign Investment Risk
Growth Investing Risk
Liquidity Risk
Manager Risk
Market and Company Risk
Market Capitalization Risk
Mid-Capitalization Company Risk
Other Investment Companies Risk
Securities Lending Risk
U.S. Government Securities and Obligations Risk

Please see “Summary of Principal Risks” following the “Description of the Portfolios” section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does
5

Description of the Portfolios (continued) not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information (“SAI”).

Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the changes in the Portfolio’s performance from year to year, and the table compares the Portfolio’s performance to the performance of a broad measure of market performance for the same period. The Portfolio’s past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s Class S shares’ (1999-2006) and ADV Class shares’ (2007-2008) performance from year to year. Class S shares’ performance has been adjusted to reflect the higher expenses of ADV Class shares.

Year-by-Year Total Returns(1)(2)
(For the periods ended December 31 of each year)

Best and Worst Quarterly Returns during this Period:

Best:	4th Quarter	1999:	24.97%
Worst:	4th Quarter	2008:	(27.63)%
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Description of the Portfolios (continued)

The following table provides some indication of the risks of investing in the Portfolio by comparing the Portfolio’s ADV Class shares’ and Class S shares’ performance to that of a broad measure of market performance – the Russell Midcap® Growth Index. The Russell Midcap® Growth Index measures the performance of those companies included in the Russell Midcap® Index with higher price-to-book ratios and higher forecasted growth values. The stocks of those companies are also members of the Russell 1000® Growth Index. Class S shares’ performance has been adjusted to reflect the higher expenses of ADV Class shares. The index does not reflect fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in the index.

Average Annual Total Returns(1)(2) (For the periods ended December 31, 2008)
	1 Year	5 Years (or Life of Class)	10 Years
ADV Class Return	(46.56)%	(18.91)%(1)	N/A
Russell Midcap® Growth Index	(44.32)%	(16.67)%(3)	N/A
Class S Return (adjusted)	(46.60)%	(5.39)%	(2.44)%
Russell Midcap® Growth Index	(44.32)%	(2.33)%	(0.19)%
(1)	ADV Class shares commenced operations on September 25, 2006. Class S shares are not offered in this Prospectus. If they had been offered, ADV Class shares would have had substantially similar annual returns as the Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and ADV Class shares have different expenses.
(2)	AllianceBernstein has managed the Portfolio since March 1, 1999. Performance prior to March 1, 1999 is attributable to a different sub-adviser.
(3)	The index return for ADV Class shares is for the period beginning October 1, 2006.
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Description of the Portfolios (continued)

ING Artio Foreign Portfolio

Sub-Adviser

Artio Global Management LLC (“Artio Global”)

Investment Objective

Long-term growth of capital. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

Under normal conditions, the Portfolio invests in a wide variety of international equity securities issued throughout the world, normally excluding the United States. The Portfolio normally invests at least 80% of its net assets (plus borrowings for investment purposes) in international equity securities. The Portfolio will provide shareholders with at least 60 days’ prior notice of any change in this investment policy. The equity securities in which the Portfolio may invest include common and preferred stocks, American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), convertible securities, rights, warrants, and other investment companies, including exchange-traded funds.

The Sub-Adviser selects stocks using a fundamental approach adjusted for factors specific to each region. In developed markets (such as the United States, Western Europe, and certain dollar bloc countries including Australia, New Zealand and Canada), the stock selection process is primarily bottom-up concentrating on company factors such as balance sheet metrics and industry factors such as performance of particular industries in similar macroeconomic environments and relative to the broader economy. The Sub-Adviser believes that most investment returns in developed markets come from sound, company specific fundamental research. In emerging markets, the Sub-Adviser uses a top-down selection process, focusing on the macroeconomic, liquidity and geopolitical factors of particular areas. The Sub-Adviser determines the Portfolio’s exposure to Japan using a combination of bottom-up and top-down analysis. Bottom-up analysis is used to determine specific investments within Japan, but top-down analysis is essential to the determination of country exposure.

In selecting investments for the Portfolio, the Sub-Adviser focuses on securities located in at least five countries, although the Portfolio may at times invest all of its assets in fewer than five countries. The Portfolio will normally invest at least 65% of its assets in no fewer than three different countries located outside the United States. The Portfolio may invest a portion of its assets in securities of issuers located in developing countries, often referred to as “emerging markets.” It presently does not anticipate investing more than 35% of its total assets in such securities.

The Sub-Adviser manages the Portfolio as a core international equity product and is not constrained by a particular investment style. It may invest in “growth” or “value” securities. The Sub-Adviser chooses securities in industries and companies it believes are experiencing favorable demand for their products or services. The Sub-Adviser considers companies with above average earnings potential, companies that are dominant within their industry, companies within industries that are undergoing dramatic change and companies that are market leaders in developing industries. Other considerations include expected levels of inflation, government policies or actions, currency relationships and prospects for economic growth in a country or region. The Portfolio normally has a bias towards larger companies, but may also invest in smaller companies. For these purposes, larger companies include companies with market capitalizations of $10 billion or greater.

The Portfolio may also invest in debt securities of U.S. or foreign issuers of any maturity, including (up to 10% of assets) high-risk and high-yield, non-investment grade instruments commonly known as “junk bonds.” The Portfolio may use derivatives, including futures, options, swaps and forward contracts for hedging purposes, and futures and forward contracts for non-hedging purposes. The Portfolio typically uses derivatives as a substitute for taking a position in the underlying asset and/or as art of a strategy to reduce risk, such as interest rate risk, currency risk and price risk.

When deemed appropriate, the Sub-Adviser may, from time to time, seek to reduce foreign currency risk by hedging some or all of the Portfolio’s foreign currency exposure back into the U.S. dollar.

The Portfolio may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended and the rules, regulations and exemptive orders thereunder.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

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Description of the Portfolios (continued) The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The principal investment strategies that the Sub-Adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Call Risk
Convertible Securities Risk
Credit Risk
Currency Risk
Debt Securities Risk
Depositary Receipts Risk
Derivatives Risk
Emerging Markets Risk
Equity Securities Risk
Foreign Investment Risk
Growth Investing Risk
High-Yield, Lower-Grade Debt Securities Risk
Interest Rate Risk
Liquidity Risk
Market and Company Risk
Market Capitalization Risk
Mid-Capitalization Company Risk
Other Investment Companies Risk
Price Volatility Risk
Securities Lending Risk
Small-Capitalization Company Risk
Value Investing Risk

Please see “Summary of Principal Risks” following the “Description of the Portfolios” section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information (“SAI”).

Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the changes in the Portfolio’s performance from year to year, and the table compares the Portfolio’s performance to the performance of a broad measure of market performance for the same period. The Portfolio’s past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

9

Description of the Portfolios (continued)

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s Class S shares’ (2003-2006) and ADV Class shares’ (2007-2008) performance from year to year. Class S shares’ performance has been adjusted to reflect the higher expenses of ADV Class shares.

Year-by-Year Total Returns(1)(2)
(For the periods ended December 31 of each year)

Best and Worst Quarterly Returns during this Period:

Best:	2nd Quarter	2003:	19.82%
Worst:	3rd Quarter	2008:	(21.36)%

The following table provides some indication of the risks of investing in the Portfolio by comparing the Portfolio’s ADV Class shares’ and Class S shares’ performance to that of a broad measure of market performance – the Morgan Stanley Capital International All Country World ex-U.S. Index SM(“MSCI All Country World ex-U.S. IndexSM”). The MSCI All Country World ex-U.S. IndexSM is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. The index includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing. Class S shares’ performance has been adjusted to reflect the higher expenses of ADV Class shares. It is not possible to invest directly in the index.

Average Annual Total Returns(1)(2) (For the periods ended December 31, 2008)
	1 Year	5 Years (or Life of Class)	10 Years (or Life of Class)
ADV Class Return	(43.95)%	(11.98)%(1)	N/A
MSCI All Country World ex-U.S. IndexSM	(45.53)%	(12.60)%(3)	N/A
Class S Return (adjusted)	(43.90)%	2.54%	3.11%(1)
MSCI All Country World ex-U.S. IndexSM	(45.53)%	24.02%	4.37%(3)
(1)	ADV Class shares commenced operations on April 28, 2006. Class S shares commenced operations on May 1, 2002. Class S shares are not offered in this Prospectus. If they had been offered, ADV Class shares would have had substantially similar annual returns as Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and ADV Class shares have different expenses.
(2)	Artio Global has managed the Portfolio since September 2, 2003. Prior to September 2, 2003, the Portfolio was managed by J.P. Morgan Investment Management, Inc., and had a different investment objective and principal investment strategies. Performance prior to September 2, 2003 is attributable to J.P. Morgan Investment Management, Inc.
(3)	The index return for ADV Class shares is for the period beginning May 1, 2006. The index return for Class S is for the period beginning May 1, 2002.
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Description of the Portfolios (continued)

ING BlackRock Large Cap Growth Portfolio

Sub-Adviser

BlackRock Investment Management, LLC (“BlackRock Investment Management”)

Investment Objective

Long-term growth of capital. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

The Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of large-capitalization companies. The Portfolio will provide shareholders with at least 60 days’ prior notice of any change in this investment policy. The Portfolio will invest primarily in equity securities of companies located in the United States that the Sub-Adviser believes have good prospects for earnings growth.

The Portfolio defines large-capitalization companies as companies which, at the time of purchase, have a market capitalization equal to or greater than the top 80% of the companies that comprise the Russell 1000® Index. As of December 31, 2008, the lowest capitalization in this group was $24 million. The market capitalization of companies in the index change with market conditions and the composition of the index. The Portfolio seeks to outperform the Russell 1000® Growth Index by investing in equity securities that the Sub-Adviser believes have above average earnings prospects. The Russell 1000® Growth Index (which consists of those Russell 1000®Index securities with a greater than average growth orientation) is a subset of the Russell 1000® Index.

In selecting securities for the Portfolio from its benchmark universe, the Sub-Adviser uses a proprietary multi-factor quantitative model that employs various factors. The factors employed by the model include stock valuation, quality of earnings and potential future earnings growth. The Sub-Adviser looks for strong relative earnings growth, earnings quality and good relative valuation. A company’s stock price relative to its earnings and book value is also examined, and if the Sub-Adviser believes that a company is overvalued, it will not be considered as an investment for the Portfolio. After the screening, the Sub-Adviser relies on fundamental analysis, using both internal and external research, to optimize its quantitative model to choose companies the Sub-Adviser believes have strong, sustainable growth with current momentum at attractive price valuations.

Because the Portfolio generally will not hold all the stocks in the Russell 1000® Growth Index and because the Portfolio’s investments may be allocated in amounts that vary from the proportional weightings of the various stocks in the index, the Portfolio is not an “index” fund. In seeking to outperform its benchmark, however, the Sub-Adviser reviews potential investments using certain criteria based on the securities in the Russell 1000® Growth Index. These criteria currently include the following:

  relative prices to earnings and price to book ratios;
  stability and quality of earnings;
  earnings momentum and growth;
  weighted median market capitalization of the Portfolio;
  allocation among the economic sectors of the Portfolio, as compared to the Russell 1000® Growth Index; and
  weighted individual stocks within the Russell 1000® Growth Index.

The Portfolio may invest up to 10% of its total assets in securities issued by foreign companies, in the form of American Depositary Receipts (“ADRs”).

The Portfolio may invest in investment-grade convertible securities, preferred stock, illiquid securities and U.S. government debt securities. There are no restrictions on the maturity of the debt securities in which the Portfolio may invest. The Portfolio may also invest in derivatives for hedging purposes. The Portfolio may purchase or sell securities that it is entitled to receive on a when issued basis. The Portfolio may also purchase or sell securities on a delayed delivery basis or through a forward commitment.

The Portfolio will normally invest a portion of its assets in short-term debt securities, such as commercial paper. The Portfolio may also invest, without limitation, in short-term debt securities (including repurchase agreements), non-convertible preferred stocks and bonds, or U.S. government and money market securities when the Sub-Adviser is unable to find enough attractive equity investments and to reduce exposure to equities when the Sub-Adviser believes it is advisable to do so on a temporary basis. Investment in these securities may also be used to meet redemptions.

11

Description of the Portfolios (continued) The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended and the rules, regulations and exemptive orders thereunder.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective.

Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the Sub-Adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Borrowing Risk
Call Risk
Convertible Securities Risk
Credit Risk
Debt Securities Risk
Depositary Receipts Risk
Derivatives Risk
Equity Securities Risk
Foreign Investment Risk
Growth Investing Risk
Interest Rate Risk
Investment Models Risk
Liquidity Risk
Manager Risk
Market and Company Risk
Market Capitalization Risk
Maturity Risk
Over-the-Counter Investment Risk
Other Investment Companies Risk
Portfolio Turnover Risk
Restricted and Illiquid Securities Risk
Securities Lending Risk
U.S. Government Securities and Obligations Risk
When Issued and Delayed Delivery Securities and Forward Commitments Risk

Please see “Summary of Principal Risks” following the “Description of the Portfolios” section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information (“SAI”).

Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the changes in the Portfolio’s performance from year to year, and the table compares the Portfolio’s performance to the performance of a broad measure of market performance for the same period. The Portfolio’s past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

12

Description of the Portfolios (continued)

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s Class S shares’ (2003-2004) and ADV Class shares’ (2005-2008) performance from year to year. Class S shares’ performance has been adjusted to reflect the higher expenses of ADV Class shares.

Year-by-Year Total Returns(1)(2)
(For the periods ended December 31 of each year)

Best and Worst Quarterly Returns during this Period:

Best:	4th Quarter	2004:	11.55%
Worst:	4th Quarter	2008:	(20.68)%

The following table provides some indication of the risks of investing in the Portfolio by comparing the Portfolio’s ADV Class and Class S shares’ performance to that of a broad measure of market performance – the Russell 1000® Growth Index. The Russell 1000® Growth Index measures the performance of those companies in the Russell 1000® Index with higher than average price-to-book ratios and higher forecasted growth values. Class S shares’ performance has been adjusted to reflect the higher expenses of ADV Class shares. The index does not reflect fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in the index.

Average Annual Total Returns(1)(2) (For the periods ended December 31, 2008)
	1 Year	5 Years (or Life of Class)	10 Years (or Life of Class)
ADV Class Return	(39.24)%	(3.26)%(1)	N/A
Russell 1000® Growth Index	(38.44)%	(3.76)%(3)	N/A
Class S Return (adjusted)	(39.29)%	(3.46)%	(2.37)%(1)
Russell 1000® Growth Index	(38.44)%	(3.42)%	(1.92)%(3)
(1)	ADV Class shares commenced operations on March 17, 2004. Class S shares commenced operations on May 1, 2002. Class S shares are not offered in this Prospectus. If they had been offered, ADV Class shares would have had substantially similar annual returns as Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and ADV Class shares have different expenses.
(2)	BlackRock Investment Management has managed the Portfolio since September 30, 2006. Prior to September 30, 2006, the Portfolio was managed by Mercury Advisors. On September 29, 2006, BlackRock, Inc. consummated a transaction with Merrill Lynch & Co., Inc. whereby Merrill Lynch & Co., Inc.’s investment management businesses (including Mercury Advisors) combined with that of BlackRock, Inc. to create a new independent company.
(3)	The index return for ADV Class shares is for the period beginning April 1, 2004. The index return for Class S shares is for the period beginning May 1, 2002.
13

Description of the Portfolios (continued)

ING Clarion Global Real Estate Portfolio

Sub-Adviser

ING Clarion Real Estate Securities L.P. (“ING CRES”)

Investment Objective

High total return consisting of capital appreciation and current income. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

Under normal market conditions, the Portfolio will invest at least 80% of its net assets (plus borrowings for investment purposes) in a portfolio of equity securities of companies that are principally engaged in the real estate industry. The Portfolio will provide shareholders with at least 60 days’ prior notice of any change in this investment policy.

In selecting investments for the Portfolio, the Sub-Adviser will select companies that derive at least 50% of their total revenues or earnings from owning, operating, developing and/or managing real estate. This portion of the Portfolio will have investments located in a number of different countries located throughout the world, including the United States. As a general matter, the Portfolio expects these investments to be in common stocks of large-, mid- and small-sized companies, including real estate investment trusts (“REITs’’). The Portfolio may invest in companies located in countries with emerging securities markets.

The Sub-Adviser uses a multi-step investment process for constructing the Portfolio’s investment portfolio that combines top-down region and sector allocation with bottom-up individual stock selection.

  First, the Sub-Adviser selects sectors and geographic regions in which to invest and determines the degree of representation of such sectors and regions through a systematic evaluation of public and private property market trends and conditions.
  Second, the Sub-Adviser uses an in-house valuation process to identify investments it believes have superior current income and growth potential relative to their peers. This in-house valuation process examines several factors including: (i) value and property; (ii) capital structure; and (iii) management and strategy.
The Portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended and the rules, regulations and exemptive orders thereunder. The Portfolio may also invest in convertible securities, initial public offerings and Rule 144A securities.

The Portfolio is non-diversified and, when compared with other funds, may invest a greater portion of its assets in a particular issuer. A non-diversified portfolio has greater exposure to the risk of default or the poor earning of an issuer.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio also may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the Sub-Adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Convertible Securities Risk
Diversification Risk
Emerging Markets Risk
Equity Securities Risk
Foreign Investment Risk
Industry Concentration Risk
Initial Public Offerings Risk
Liquidity Risk
Market Capitalization Risk
Market Trends Risk
Mid-Capitalization Company Risk
Other Investment Companies Risk
Price Volatility Risk
Real Estate Investment Trusts Risk
Restricted and Illiquid Securities Risk
Securities Lending Risk
Small-Capitalization Company Risk

Please see ”Summary of Principal Risks“ following the ”Description of the Portfolios“ section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does
14

Description of the Portfolios (continued) not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information (”SAI“).

Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the changes in the Portfolio’s performance from year to year, and the table compares the Portfolio’s performance to the performance of a broad measure of market performance for the same period. The Portfolio’s past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

In addition, performance of a similarly managed fund is presented in the section of this Prospectus entitled “Performance of Similarly Managed Mutual Funds.”

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s ADV Class shares’ performance from year to year.

Year-by-Year Total Returns(1)
(For the periods ended December 31 of each year)

Best and Worst Quarterly Returns during this Period:

Best:	1st Quarter	2007:	5.62%
Worst:	4th Quarter	2008:	(29.16)%
15

Description of the Portfolios (continued)

The following table provides some indication of the risks of investing in the Portfolio by comparing the Portfolio’s ADV Class shares’ performance to that of a broad measure of market performance – the Standard & Poor’s Developed Property (“S&P Developed Property”) Index. The S&P Developed Property Index is an unmanaged market-weighted total return index which consists of many companies from developed markets whose floats are larger than $100 million and derive more than half of their revenue from property-related activities. It includes the reinvestment of dividends net of witholding taxes, but does not reflect fees, brokerage commissions, or other expenses of investing. It is not possible to invest directly in the index.

Average Annual Total Returns(1) (For the periods ended December 31, 2008)
	1 Year	5 Years (or Life of Class)	10 Years
ADV Class Return	(41.47)%	(13.91)%(1)	N/A
S&P Developed Property Index	(47.61)%	(17.19)%(2)	N/A
(1)	ADV Class shares commenced operations on April 28, 2006.
(2)	The index return is for the period beginning May 1, 2006.
16

Description of the Portfolios (continued)

ING Evergreen Health Sciences Portfolio

Sub-Adviser

Evergreen Investment Management Company, LLC (“EIMC”)

Investment Objective

Long-term capital growth. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

The Portfolio is a non-diversified portfolio that will normally invest at least 80% of its net assets (plus borrowings for investment purposes) in the equity securities of health care companies, meaning companies that develop, produce or distribute products or services related to the health care or medical industries and that the Sub-Adviser determines derive a substantial portion, i.e., more than 50%, of their sales from products and services in health care. These companies include, but are not limited to, pharmaceutical companies, biotechnology companies, medical device and supply companies, managed care companies and healthcare information and service providers. The Portfolio will provide shareholders with at least 60 days’ prior notice of any change in this investment policy.

The Portfolio may invest in securities of relatively well-known and large companies, as well as small- and medium-sized companies. In choosing companies in which to invest, the Sub-Adviser looks for strong management, growing products, leading technology, franchise niche, strong balance sheet and/or other factors, which may lead to high return on equity and consistent high earnings growth. Stocks are selected based on both the Sub-Adviser’s estimate of their fundamental investment value and their relative attractiveness to their business competitors.

The Portfolio may invest in securities of both domestic and foreign issuers. There is no limit to the amount the Portfolio may invest in foreign securities.

The Portfolio may also engage in short sales of index unit investment trusts such as the PowerShares QQQTM. Such practices are used to seek to protect the Portfolio against market decline, to adjust the Portfolio’s duration, to maintain the Portfolio’s exposure to its market, to manage cash or to attempt to increase returns. These practices may actually reduce returns or increase volatility.

The Portfolio may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended and the rules, regulations and exemptive orders thereunder.

The Portfolio is non-diversified and, when compared with other funds, may invest a greater portion of its assets in a particular issuer. A non-diversified portfolio has greater exposure to the risk of default or the poor earnings of an issuer.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio also may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the Sub-Adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Diversification Risk
Equity Securities Risk
Foreign Investment Risk
Healthcare Sector Risk
Industry Concentration Risk
Investment Style Risk
Liquidity Risk
Manager Risk
Market Capitalization Risk
Mid-Capitalization Company Risk
Other Investment Companies Risk
Price Volatility Risk
Securities Lending Risk
Short Sales Risk
Small-Capitalization Company Risk

17

Description of the Portfolios (continued)

Please see “Summary of Principal Risks” following the “Description of the Portfolios” section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information (“SAI”).

Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the changes in the Portfolio’s performance from year to year, and the table compares the Portfolio’s performance to the performance of two broad measures of market performance for the same period. The Portfolio’s past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s Class S shares’ (2005-2006) and ADV Class shares’ (2007-2008) performance from year to year. Class S shares performance has been adjusted to reflect the higher expenses of ADV Class shares.

Year-by-Year Total Returns(1)
(For the periods ended December 31 of each year)

Best and Worst Quarterly Returns during this Period:

Best:	1st Quarter	2006:	6.17%
Worst:	4th Quarter	2008:	(19.72)%
18

Description of the Portfolios (continued)

The following table provides some indication of the risks of investing in the Portfolio by comparing the Portfolio’s ADV Class shares’ and Class S shares’ performance to those of two broad measures of market performance – the Standard & Poor’s 500® Composite Stock Price (“S&P 500®”) Index and the Standard & Poor’s 1500 Supercomposite Healthcare Sector (“S&P 1500 Supercomposite Healthcare”) Index. The S&P 500® is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States. The S&P 1500 Supercomposite Healthcare Index is an unmanaged capitalization-weighted index tracking the performance of health care stocks within the S&P 500® Index, Standard & Poor’s MidCap 400 IndexTM and Standard & Poor’s SmallCap 600 Index, which includes large, medium and small companies, respectively. The S&P 1500 Supercomposite Healthcare Index is included to provide additional comparison information. Class S shares’ performance has been adjusted to reflect the higher expenses of ADV Class shares. The indices do not reflect fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in the indices.

Average Annual Total Returns(1) (For the periods ended December 31, 2008)
	1 Year	5 Years (or Life of Class)	10 Years
ADV Class Return	(29.14)%	(12.42)%(1)	N/A
S&P 500® Index	(37.00)%	(18.47)%(2)	N/A
S&P 1500 Supercomposite Healthcare Index	(23.76)%	(9.25)%(2)	N/A
Class S Return (adjusted)	(28.94)%	(0.92)%(1)	N/A
S&P 500® Index	(37.00)%	(2.36)%(2)	N/A
S&P 1500 Supercomposite Healthcare Index	(23.76)%	(1.11)%(2)	N/A
(1)	ADV Class shares commenced operations on December 29, 2006. Class S shares commenced operations on May 3, 2004. Class S shares are not offered in this Prospectus. If they had been offered, ADV Class shares would have had substantially similar annual returns as Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and ADV Class shares have different expenses.
(2)	The index returns for the ADV Class shares are for the period beginning January 1, 2007. The index returns for the Class S shares are for the period beginning May 1, 2004.
19

Description of the Portfolios (continued)

ING Evergreen Omega Portfolio

Sub-Adviser

Evergreen Investment Management Company, LLC (“EIMC”)

Investment Objective

Long-term capital growth. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

Under normal conditions the Portfolio invests substantially all of its assets, in common stocks of U.S. companies across all market capitalizations. The Portfolio’s Sub-Adviser employs a growth style of equity management that emphasizes companies with cash flow growth, sustainable competitive advantages, returns on invested capital above their cost of capital and the ability to manage for profitable growth that the Sub-Adviser believes to have long-term value for shareholders and sell at a discount to long-term intrinsic worth of the businesses. “Growth” stocks are stocks of companies which the Sub-Adviser believes to have sustainable above-average growth of long-term cash flows. The Portfolio may also invest up to 25% of its assets in foreign securities.

The Portfolio may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended and the rules, regulations and exemptive orders thereunder.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio also may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the Sub-Adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Equity Securities Risk
Foreign Investment Risk
Growth Investing Risk
Investment Style Risk
Liquidity Risk
Manager Risk
Market Capitalization Risk
Mid-Capitalization Company Risk
Other Investment Companies Risk
Price Volatility Risk
Securities Lending Risk
Small-Capitalization Company Risk

Please see “Summary of Principal Risks” following the “Description of the Portfolios” section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information (“SAI”).

Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the changes in the Portfolio’s performance from year to year, and the table compares the Portfolio’s performance to the performance of a broad measure of market performance for the same period. The Portfolio’s past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

20

Description of the Portfolios (continued)

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s Class S shares’ (2005-2006) and ADV Class shares’ (2007-2008) performance from year to year. Class S shares performance has been adjusted to reflect the higher expenses of the ADV Class shares.

Year-by-Year Total Returns(1)
(For the periods ended December 31 of each year)

Best and Worst Quarterly Returns during this Period:

Best:	2nd Quarter	2007:	10.68%
Worst:	4th Quarter	2008:	(19.17)%

The following table provides some indication of the risks of investing in the Portfolio by comparing the Portfolio’s ADV Class shares’ and Class S shares’ performance to that of a broad measure of market performance – the Russell 1000® Growth Index. The Russell 1000® Growth Index measures the performance of those companies in the Russell 1000® Index with higher than average price-to-book ratios and higher forecasted growth values. Class S shares’ performance has been adjusted to reflect the higher expenses of the ADV Class shares. The index does not reflect fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in the index.

Average Annual Total Returns(1) (For the periods ended December 31, 2008)
	1 Year	5 Years (or Life of Class)	10 Years
ADV Class Return	(27.86)%	(10.44)%(1)	N/A
Russell 1000® Growth Index	(38.44)%	(17.03)%(2)	N/A
Class S Return (adjusted)	(27.81)%	(1.67)%(1)	N/A
Russell 1000® Growth Index	(38.44)%	(3.58)%(2)	N/A
(1)	ADV Class shares commenced operations on December 29, 2006. Class S shares commenced operations on May 3, 2004. Class S shares are not offered in this Prospectus. If they had been offered, ADV Class shares would have had substantially similar annual returns as Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and ADV Class shares have different expenses.
(2)	The index return for the ADV Class shares is for the period beginning January 1, 2007. The index return for the Class S shares is for the period beginning May 1, 2004.
21

Description of the Portfolios (continued)

ING FMRSM Diversified Mid Cap Portfolio

Sub-Adviser

Fidelity Management & Research Company (“FMR”)

Investment Objective

Long-term growth of capital. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

The Sub-Adviser normally invests at least 80% of the Portfolio’s net assets (plus borrowings for investment purposes) in securities of companies with medium market capitalizations. The Portfolio will provide shareholders with at least 60 days’ prior notice of any change in this investment policy. Although a universal definition of medium market capitalization companies does not exist, for purposes of this Portfolio, the Sub-Adviser generally defines medium market capitalization companies as those whose market capitalization is similar to the market capitalization of companies in the Russell Midcap® Index or the Standard & Poor’s MidCap 400 (“S&P MidCap 400”) Index. A company’s market capitalization is based on its current market capitalization or its market capitalization at the time of the Portfolio’s investment. The size of companies in each index changes with market conditions and the composition of the index. The Sub-Adviser may also invest the Portfolio’s assets in companies with smaller or larger market capitalizations. The Sub-Adviser normally invests the Portfolio’s assets primarily in common stocks.

The Sub-Adviser may invest up to 25% of the Portfolio’s assets at the time of purchase in securities of foreign issuers, including emerging markets securities, in addition to securities of domestic issuers.

The Sub-Adviser is not constrained by any particular investment style. At any given time, the Sub-Adviser may tend to buy “growth” stocks or “value” stocks, or a combination of both types. In buying and selling securities for the Portfolio, the Sub-Adviser relies on fundamental analysis, which involves a bottom-up assessment of a company’s potential for success in light of factors including its financial condition, earnings outlook, strategy, management, industry position, and economic and market conditions.

The Sub-Adviser may use various techniques, such as buying and selling futures contracts and other investment companies, including exchange-traded funds, to increase or decrease the Portfolio’s exposure to changing security prices or other factors that affect security values. If the Sub-Adviser’s strategies do not work as intended, the Portfolio may not achieve its objective.

The Portfolio may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended and the rules, regulations and exemptive orders thereunder.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective.

Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the Sub-Adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Derivatives Risk
Emerging Markets Risk
Equity Securities Risk
Foreign Investment Risk
Growth Investing Risk
Liquidity Risk
Manager Risk
Market and Company Risk
Market Capitalization Risk
Mid-Capitalization Company Risk
Other Investment Companies Risk
Portfolio Turnover Risk
Securities Lending Risk
Small-Capitalization Company Risk
Value Investing Risk

Please see “Summary of Principal Risks” following the “Description of the Portfolios” section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does
22

Description of the Portfolios (continued) not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information (“SAI”).

Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the changes in the Portfolio’s performance from year to year, and the table compares the Portfolio’s performance to the performance of a broad measure of market performance for the same period. The Portfolio’s past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s Class S shares’ (2001-2006) and ADV Class shares’ (2007-2008) performance from year to year. Class S shares’ performance has been adjusted to reflect the higher expenses of the ADV Class shares.

Year-by-Year Total Returns(1)
(For the periods ended December 31 of each year)

Best and Worst Quarterly Returns during this Period:

Best:	4th Quarter	2001:	18.44%
Worst:	4th Quarter	2008:	(23.36)%
23

Description of the Portfolios (continued)

The following table provides some indication of the risks of investing in the Portfolio by comparing the Portfolio’s ADV Class shares’ and Class S shares’ performance to that of a broad measure of market performance – the S&P MidCap 400 Index. The S&P MidCap 400 Index is a market capitalization-weighted index of 400 mid-capitalization stocks chosen for market size, liquidity, and industry group representation. Class S shares’ performance has been adjusted to reflect the higher expenses of ADV Class shares. The index does not reflect fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in the index.

Average Annual Total Returns(1) (For the periods ended December 31, 2008)
	1 Year	5 Years (or Life of Class)	10 Years (or Life of Class)
ADV Class Return	(39.35)%	(10.05)%(1)	N/A
S&P MidCap 400 Index	(36.23)%	(10.76)%(2)	N/A
Class S Return (adjusted)	(39.36)%	2.14%	1.11%(1)
S&P MidCap 400 Index	(36.23)%	(0.08)%	1.20%(2)
(1)	ADV Class shares commenced operations on January 17, 2006. Class S shares commenced operations on October 2, 2000. Class S shares are not offered in this Prospectus. If they had been offered, ADV Class shares would have had substantially similar annual returns as Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and ADV Class shares have different expenses.
(2)	The index return for ADV Class shares is for the period beginning February 1, 2006. The index return for Class S shares is for the period beginning October 1, 2000.
24

Description of the Portfolios (continued)

ING Focus 5 Portfolio

Sub-Adviser

ING Investment Management Co. (“ING IM”)

Investment Objective

Total return through capital appreciation and dividend income. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

ING Focus 5 Portfolio seeks to achieve its investment objective by investing in the common stocks of companies that are identified through five distinct strategies:

  the U.S. LargeCap Market 10 Strategy;
  the U.S. Blue-Chip Strategy;
  the International Blue-Chip 75 Strategy;
  the Small Cap 40 Strategy; and
  the 25 Fund Strategy.

Each of these investment strategies involves investment approaches that are based on formulas as described below. The Sub-Adviser follows these formulas in determining which securities to buy, retain, and sell. The formulas are objective and the Portfolio is different from many other mutual funds in that the Sub-Adviser does not apply subjective judgment in stock selection, retention, and sale decisions.

The combination of the five investment strategies is intended to seek total return through a portfolio that is highly diversified in many respects:

  in providing exposure to both U.S. and foreign issuers;
  in providing exposure to both large- and small-capitalization stocks;
  in providing exposure to stocks that exhibit growth and value style characteristics or a combination of those characteristics; and
  in providing exposure to stocks selected on the basis of their recent dividends and to stocks selected without regard to their dividend history.

The common stocks are selected through each of these investment strategies only once annually (“Portfolio Construction Date”). The initial Portfolio Construction Date was on or about August 20, 2007. Thereafter, the Portfolio Constructive Date is on or about the first business day after January 1 of each year. The Sub-Adviser seeks to buy and sell common stocks in accordance with the investment strategies within five days before or after the Portfolio Construction Date, which is referred to as the “Trading Period.” During the rest of the year, the Sub-Adviser will not make changes in the Portfolio’s holdings except for extraordinary events such as a merger, acquisition, or bankruptcy. Under such circumstances, the Sub-Adviser will allocate the proceeds from the sale of common stock affected by an extraordinary event to a company in the same industry sector as the common stock being sold (“Replacement Stock”). The Sub-Adviser will select this Replacement Stock from a list of companies derived from the strategy that originally identified the common stock being sold on the same day that the affected common stock is sold.

Throughout the year, the Sub-Adviser may also trade to invest cash inflows to the Portfolio and for dividend reinvestment. Purchases and sales of common stocks made at times other than during the Trading Period will generally be made in approximately the same proportion that stocks are then held by the Portfolio (or, in the case of dividend reinvestment, in the same proportion that stocks are held pursuant to the strategy that generated the dividends).

To effectively manage cash inflows and outflows, the Portfolio may maintain a cash position, which normally will not exceed 5% of net assets. This 5% of the Portfolio’s net assets may also include the use of derivatives. The Portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

The Portfolio expects to invest in the securities determined by each of the investment strategies with an approximately equal amount initially invested pursuant to each investment strategy.

25

Description of the Portfolios (continued) The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective.

The securities which comprise the above investment strategies are selected as follows:

The U.S. LargeCap Market 10 Strategy

The U.S. LargeCap Market 10 Strategy invests approximately equal amounts in the common stocks of 10 companies selected from the Standard & Poor’s 500® Composite Stock Price (“S&P 500®”) Index. As of December 31, 2008, the smallest company in the S&P 500® Index had a market capitalization of $477 million and the largest company had a market capitalization of $406 billion. These companies are selected using the following process:

  the 250 companies with the largest market capitalizations as of the last business day prior to the Portfolio Construction Date in the S&P 500® Index are chosen and ranked by price-to-sales ratios;
  from the selected companies, the 125 companies with the lowest price-to-sales ratios as of the last business day prior to the Portfolio Construction Date are then ranked by share price appreciation in the last year; and
  from those companies, the common stocks of the 10 companies with the greatest share price appreciation over the prior year are purchased.

The U.S. LargeCap Market 10 Strategy is not expected to track the performance of the S&P 500® Index.

The U.S. Blue-Chip 10 Strategy

The U.S. Blue-Chip 10 Strategy invests approximately equal amounts in the common stocks of 10 companies selected from the Dow Jones Industrial Average (“DJIA”) with the highest dividend yield over the prior year.

The U.S. Blue-Chip 10 Strategy is not expected to reflect the entire DJIA nor track the performance of the DJIA.

The International Blue-Chip 75 Strategy

The International Blue-Chip 75 Strategy invests approximately equal amounts in the common stocks of 75 companies selected from the Morgan Stanley Capital International-Europe, Australasia and Far East® (“MSCI EAFE®”) Index. As of December 31, 2008, the smallest company in the MSCI EAFE® Index had a market capitalization of $178 million and the largest company had a market capitalization of $149 billion. These companies are selected using the following process:

  the 500 companies with the largest market capitalizations (excluding all financial and utility companies in the MSCI EAFE® Index) as of the last business day prior to the Portfolio Construction Date are chosen and ranked by dividend yield over the prior year;
  from the selected companies, the 200 companies with the highest dividends yield over the prior year are retained; and
  from those companies, the common stocks of the 75 companies with the lowest dividend yield over the prior year are purchased.

The International Blue-Chip 75 Strategy is not expected to track the performance of the MSCI EAFE® Index.

The Small Cap 40 Strategy

The Small Cap 40 Strategy invests in the common stocks of 40 companies selected from the New York Stock Exchange (“NYSE”), the American Stock Exchange (“AMEX”) and the NASDAQ Stock Market (“NASDAQ”). These companies are selected using the following process:

  companies with market capitalizations between $150 million and $1 billion as of the last business day prior to the Portfolio Construction Date are selected from the NYSE, AMEX and NASDAQ;
  limited partnerships, American Depositary Receipts (“ADRs”) of foreign companies, mineral trusts, oil royalty trusts and companies whose shares have appreciated in price more than 75% in the last year are excluded;
  from the remaining universe of companies, those companies with daily trading volumes of at least $500,000, companies with positive sales growth in each of the last 3 years and companies with positive earnings in the last year are retained; and
  from the selected companies, the common stock of the 40 companies with the greatest share price appreciation in the last year are purchased in proportion to each company’s market capitalization.
26

Description of the Portfolios (continued) The Small Cap 40 Strategy is not expected to track the performance of the NYSE, AMEX or NASDAQ.

The 25 Fund Strategy

The 25 Fund Strategy invests approximately equal amounts in the common stocks of 25 companies selected from the NYSE. These companies are selected using the following process:

  all companies (excluding financial, transportation and utility companies, limited partnership and ADRs of foreign companies) that pay dividends and are traded on the NYSE are ranked by capitalization;
  from the selected companies, the 400 companies with the largest market capitalizations as of the last business day prior to the Portfolio Construction Date are ranked by dividend yield;
  of those companies, the 75 companies with the highest dividend yield over the prior year are retained; and
  from the remaining universe of companies, the common stock of the 25 companies with the lowest dividend yields over the prior year are purchased.

The 25 Fund Strategy is not expected to track the performance of the NYSE.

Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the Sub-Adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Currency Risk
Derivatives Risk
Equity Securities Risk
Foreign Investment Risk
Growth Investing Risk
Investment Models Risk
Investment Strategy Risk
Limited Management Risk
Liquidity Risk
Market and Company Risk
Market Capitalization Risk
Other Investment Companies Risk
Portfolio Turnover Risk
Price Volatility Risk
Securities Lending Risk
Small-Capitalization Company Risk
Value Investing Risk

Please see “Summary of Principal Risks” following the “Description of the Portfolios” section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information (“SAI”).

Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the Portfolio’s performance for the first full calendar year of operations, and the table compares the Portfolio’s performance to the performance of a broad measure of market performance for the same period. The Portfolio’s past performance is no guarantee of future results.

27

Description of the Portfolios (continued)

The bar chart below provides some indication of the risks of investing in the Portfolio by showing the Portfolio’s ADV Class shares’ (2008) performance for the first full calendar year of operations.

Year-by-Year Total Return(1)
(For the period ended December 31)

Best and Worst Quarterly Returns during this Period:

Best:	2nd Quarter	2008:	(3.20)%
Worst:	4th Quarter	2008:	(26.08)%

The following table provides some indication of the risks of investing in the Portfolio by comparing the Portfolio’s ADV Class shares’ performance to that of a broad measure of market performance – the Standard & Poor’s 500® Composite Stock Price (“S&P 500®”) Index. The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States. The index does not reflect fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in the index.

Average Annual Total Returns(1) (For the periods ended December 31, 2008)
	1 Year	5 Years (or Life of Class)	10 Years
ADV Class Return	(43.34)%	(31.91)%(1)	N/A
S&P 500® Index	(37.00)%	(29.13)%(2)	N/A
(1)	ADV Class shares commenced operations on August 20, 2007.
(2)	The index return is for the period beginning September 1, 2007.
28

Description of the Portfolios (continued)

ING Franklin Income Portfolio

Sub-Adviser

Franklin Advisers, Inc. (“Franklin”)

Investment Objective

Seeks to maximize income while maintaining prospects for capital appreciation. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

The Portfolio normally invests in a diversified portfolio of debt and equity securities. Debt securities include all varieties of fixed, floating and variable rate instruments including secured and unsecured bonds, bonds convertible into common stock, mortgage securities, debentures, zero-coupon bonds, notes, and short-term debt instruments. Equity securities include common stocks, preferred stocks and convertible securities, among others.

The Portfolio seeks income by selecting investments such as corporate, foreign and U.S. Treasury bonds, as well as stocks with attractive dividend yields. In its search for growth opportunities, the Portfolio maintains the flexibility to invest in common stocks of companies from a variety of industries such as utilities, oil, gas, real estate and consumer goods.

The Portfolio may invest up to 100% of total assets in debt securities that are rated below investment grade, but it is not currently expected that the Portfolio will invest more than 50% of its assets in these securities. Securities rated in the top four ratings categories by independent rating organizations such as Standard & Poor’s Ratings Services (“S&P”) and Moody’s Investors Service, Inc. (“Moody’s”) are considered investment-grade. Higher yields are ordinarily available from securities in the lower rating categories, such as securities rated Ba or lower by Moody’s or BB or lower by S&P or from unrated securities deemed by the Sub-Adviser to be of comparable quality. Such high-yield securities are considered to be below “investment-grade” and are sometimes referred to as “junk bonds.” Generally, lower-rated securities pay higher yields than more highly rated securities to compensate investors for the higher risk.

The Portfolio may invest up to 25% of its assets in foreign securities. It ordinarily buys foreign securities that are traded in the United States or American Depositary Receipts (“ADRs”). The Portfolio may invest up to 10% of its assets in secured and unsecured corporate bank loans and loan participations.

The Sub-Adviser searches for undervalued or out-of-favor securities it believes offer opportunities for income today and significant growth tomorrow. It performs independent analysis of the debt securities being considered for the Portfolio’s investment portfolio, rather than relying principally on the ratings assigned by rating agencies. In its analysis, the Sub-Adviser considers a variety of factors, including:

  the experience and managerial strength of the company;
  responsiveness to changes in interest rates and business conditions;
  debt maturity schedules and borrowing requirements;
  the company’s changing financial condition and market recognition of the change; and
  a security’s relative value based on such factors as anticipated cash flow, interest or dividend coverage, asset coverage and earnings prospects.

The Portfolio may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended and the rules, regulations and exemptive orders thereunder.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

29

Description of the Portfolios (continued) Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the Sub-Adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Call Risk
Convertible Securities Risk
Credit Risk
Debt Securities Risk
Depositary Receipts Risk
Equity Securities Risk
Foreign Investment Risk
High-Yield, Lower-Grade Debt Securities Risk
Income Risk
Interest Rate Risk
Liquidity Risk
Manager Risk
Market and Company Risk
Market Trends Risk
Maturity Risk
Other Investment Companies Risk
Price Volatility Risk
Securities Lending Risk
U.S. Government Securities and Obligations Risk
Value Investing Risk

Please see “Summary of Principal Risks” following the “Description of the Portfolios” section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information (“SAI”).

Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the changes in the Portfolio’s performance from year to year, and the table compares the Portfolio’s performance to the performance of two broad measures of market performance and a composite index for the same period. The Portfolio’s past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

In addition, performance of a similarly managed fund is presented in the section of this Prospectus entitled “Performance of Similarly Managed Mutual Funds.”

30

Description of the Portfolios (continued)

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s ADV Class shares’ performance from year to year.

Year-by-Year Total Returns(1)
(For the periods ended December 31 of each year)

Best and Worst Quarterly Returns during this Period:

Best:	1st Quarter	2007:	2.54%
Worst:	3rd Quarter	2008:	(14.85)%

The following table provides some indication of the risks of investing in the Portfolio by comparing the Portfolio’s ADV Class shares’ performance to those of two broad measures of market performance – the Standard & Poor’s 500® Composite Stock Price (“S&P 500®”) Index and the Barclays Capital U.S. Intermediate Government/Credit Bond Index (formerly, the Lehman Brothers U.S. Intermediate Government/Credit Bond Index) and a composite index consisting of 60% S&P 500® Index and 40% Barclays Capital U.S. Intermediate Government/Credit Bond Index (“60% S&P 500®/ 40% Barclays Capital U.S. Intermediate Government/Credit Bond”) Index. The S&P 500® is an unmanaged index that measures the performance of securities of appropriately 500 of the largest companies in the United States. The Barclays Capital U.S. Intermediate Government/Credit Bond Index is an unmanaged index composed of securities including U.S. Government Treasury and agency securities. The Barclays Capital U.S. Intermediate Government/Credit Bond Index and Composite Index are included to provide additional comparison information. The indices do not reflect fees, brokerage commissions, or other expenses of investing. It is not possible to invest directly in the indices.

Average Annual Total Returns(1) (For the periods ended December 31, 2008)
	1 Year	5 Years (or Life of Class)	10 Years
ADV Class Return	(29.64)%	(15.16)%(1)	N/A
S&P 500® Index	(37.00)%	(18.47)%(2)	N/A
Barclays Capital U.S. Intermediate Government/Credit Bond Index	5.08%	6.22%(2)	N/A
60% S&P 500®/40% Barclays Capital U.S. Intermediate Government/Credit Bond Index	(22.08)%	(8.95)%(2)	N/A
(1)	ADV Class shares commenced operations on December 29, 2006.
(2)	The index returns are for the period beginning January 1, 2007.
31

Description of the Portfolios (continued)

ING Franklin Mutual Shares Portfolio

Sub-Adviser

Franklin Mutual Advisers, LLC (“Franklin Mutual”)

Investment Objective

Capital appreciation. Its secondary goal is income. The Portfolio’s investment objectives are not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

The Sub-Adviser normally invests primarily in equity securities (including securities convertible into, or that the Sub-Adviser expected to be exchanged for, common or preferred stock) of companies of any nation that the Sub-Adviser believes are available at market prices less than their value based on certain recognized or objective criteria (intrinsic value). Following this value-oriented strategy, under normal market conditions, the Portfolio invests primarily in:

  Undervalued Securities. Securities trading at a discount to their intrinsic value.

And, to a lesser extent, the Portfolio also invests in:

  Risk Arbitrage Securities. Securities of companies that are involved in restructurings such as mergers, acquisitions, consolidations, liquidations, spinoffs, or tender or exchange offers or securities that the Sub-Adviser believes are cheap relative to an economically similar security of another or the same company.
  Distressed Companies. Securities of companies that are, or are about to be, involved in reorganizations, financial restructurings, or bankruptcy.

Common and preferred stocks, and securities convertible into common stocks, are examples of equity securities.

In pursuit of its value-oriented strategy, the Portfolio is not limited to pre-set maximums or minimums governing the size of the companies in which it may invest. However, as a general rule, the Portfolio invests the equity portion of its portfolio primarily to predominantly in companies with market capitalizations (share price multiplied by the number of shares of common stock outstanding) greater than $5 billion, with a portion to significant amount in smaller companies.

While the Portfolio generally purchases securities for investment purposes, the Sub-Adviser may seek to influence or control management, or invest in other companies that do so, when the Sub-Adviser believes the Portfolio may benefit.

The Portfolio expects to invest significantly (up to 35% of its assets) in foreign securities. A debt security obligates the issuer to the bondholders or creditors, both to repay a loan of money at a future date and generally to pay interest.

The Portfolio may, from time to time, attempt to hedge (protect) against currency risks, largely using forward foreign currency exchange contracts (hedging instruments), when, in the Sub-Adviser’s opinion, it would be advantageous to the Portfolio to do so.

The Portfolio may also engage from time to time in an “arbitrage” strategy. When engaging in an arbitrage strategy, the Portfolio typically buys one security while at the same time selling short another security. The Portfolio generally buys the security that the Sub-Adviser believes is either cheap relative to the price of the other security or otherwise undervalued, and sells short the security that the manager believes is either expensive relative to the price of the other security or otherwise overvalued. In doing so, the Portfolio attempts to profit from a perceived relationship between the values of the two securities. The Portfolio generally engages in an arbitrage strategy in connection with an announced corporate restructuring, such as a merger, acquisition or tender offer, or other corporate action or event.

The Portfolio’s investments in Distressed Companies typically involve the purchase of bank debt, lower rated or defaulted debt securities, comparable unrated debt securities, or other indebtedness (or participations in the indebtedness) of, or trade claims against, such companies. Such other indebtedness generally represents a specific commercial loan or portion of a loan made to a company by a financial institution such as a bank. Loan participations represent fractional interests in a company’s indebtedness and are generally made available by banks or other institutional investors. By purchasing all or a part of a company’s direct indebtedness, the Portfolio, in effect, steps into the shoes of the lender. If the loan is secured, the Portfolio will have a priority claim to the assets of the company ahead of unsecured creditors and stockholders. The Portfolio generally makes such investments to achieve capital appreciation, rather than to seek income.

The Portfolio may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended and the rules, regulations and exemptive orders thereunder.

32

Description of the Portfolios (continued) Portfolio Selection

The Sub-Adviser employs a research driven, fundamental value strategy. In choosing equity investments, the Sub-Adviser focuses on the market price of a company’s securities relative to the Sub-Adviser’s own evaluation of the company’s asset value, book value, cash flow potential, long-term earnings, and multiples of earnings. Similarly, debt securities and other indebtedness, including loan participations, are generally selected based on the Sub-Adviser’s own analysis of the security’s intrinsic value rather than the coupon rate or rating of the security. The Sub-Adviser examines each investment separately and there are no set criteria as to specific value parameters, asset size, earnings or industry type.

Temporary Investments

The Sub-Adviser may keep a portion, which may be significant at times, of the Portfolio’s assets in cash or invested in high-quality, short-term money market securities, corporate debt, or direct or indirect U.S. and non-U.S. government and agency obligations, when it believes that insufficient investment opportunities meeting the Portfolio’s investment criteria exist or that it may otherwise be necessary to maintain liquidity. For example, when prevailing market valuations for securities are high, there may be fewer securities available at prices below their intrinsic value. In addition, when the Sub-Adviser believes market or economic conditions are unusual or unfavorable for investors, it may invest all or substantially all of the Portfolio’s assets in U.S. or non-U.S. dollar denominated short-term investments, including cash or cash equivalents. In these circumstances, the Portfolio may be unable to pursue its investment goal.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective.

The Portfolio also may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the Sub-Adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Convertible Securities Risk
Credit Risk
Currency Risk
Derivatives Risk
Equity Securities Risk
Foreign Investment Risk
High-Yield, Lower-Grade Debt Securities Risk
Investment Models Risk
Liquidity Risk
Manager Risk
Market Capitalization Risk
Mid-Capitalization Company Risk
Other Investment Companies Risk
Portfolio Turnover Risk
Risk Arbitrage Securities and Distressed Companies Risk
Securities Lending Risk
Small-Capitalization Company Risk
Sovereign Debt Risk
Value Investing Risk

Please see “Summary of Principal Risks” following the “Description of the Portfolios” section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information (“SAI”).

Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the Portfolio’s performance for the first full calendar year of operations, and the table compares the Portfolio’s performance to the performance of a broad measure of market performance for the same period. The Portfolio’s past performance is no guarantee of future results.

33

Description of the Portfolios (continued) The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

In addition, performance of a similarly managed fund is presented in the section of this Prospectus entitled “Performance of Similarly Managed Mutual Funds.”

The bar chart below provides some indication of the risks of investing in the Portfolio by showing the Portfolio’s ADV Class shares’ performance for the first full calendar year of operations.

Year-by-Year Total Return(1)
(For the period ended December 31)

Best and Worst Quarterly Returns during this Period:

Best:	2nd Quarter	2008:	(6.23)%
Worst:	4th Quarter	2008:	(21.53)%

The following table provides some indication of the risks of investing in the Portfolio by comparing the Portfolio’s ADV Class shares’ performance to that of a broad measure of market performance – the Standard & Poor’s® 500 Composite Stock Price (“S&P 500®”) Index. The S&P 500® is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States. It includes the reinvestment of dividends net of witholding taxes, but does not reflect fees, brokerage commissions, or other expenses of investing. It is not possible to invest directly in the index.

Average Annual Total Returns(1) (For the periods ended December 31, 2008)
	1 Year	5 Years (or Life of Class)	10 Years
ADV Class Return	(38.07)%	(26.55)%(1)	N/A
S&P 500® Index	(37.00)%	(24.04)%(2)	N/A
(1)	ADV Class shares commenced operations on April 30, 2007.
(2)	The index return is for the period beginning May 1, 2007.
^
34

Description of the Portfolios (continued)

ING Global Resources Portfolio

Sub-Adviser

ING Investment Management Co. (“ING IM”)

Investment Objective

Long-term capital appreciation. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

The Portfolio normally invests at least 80% of its net assets (plus borrowings for investment purposes) in the equity securities of companies in the natural resources industries located in a number of different countries, one of which may be the United States. The Portfolio will provide shareholders with at least 60 days’ prior notice of any change in this investment policy. A company is considered to be in a natural resources industry when it is significantly engaged, directly or indirectly, in natural resources, meaning that at least 50% of its assets, revenues, or operating profits are involved in or result from researching, exploring, developing, mining, refining, processing, fabricating, transporting, trading, distributing or owning natural resources assets. For these purposes, companies in the natural resources industries include those significantly engaged, directly or indirectly, in the following industries: Integrated Oil and Gas; Oil and Gas Exploration and Production; Oil and Gas Storage and Transportation; Oil and Gas Refining and Marketing; Coal and Consumable Fuels; Energy Equipment & Services; Metals & Mining; Precious Metals; Paper & Forest Products; Containers & Packaging; Gas Utilities; Real Estate Investment Trusts; Industrial Conglomerates; Diversified Consumer Materials; Electric Utilities; and Independent Power Producers and Energy Traders.

The Portfolio is permitted to invest up to a maximum of 50% of its net assets in any single industry that is engaged in any of the types of natural resources set out above. The investment strategy is based on the Sub-Adviser’s belief that investment in securities of companies in natural resources industries can protect against eroding monetary values or a rise in activity which consumes one or more types of commodities. The Portfolio also may invest in: securities issued by companies that are not in natural resources industries; investment-grade corporate debt; repurchase agreements; and derivatives. The Portfolio is permitted to invest directly in commodities including gold bullion and coins. The Portfolio may invest without limit in securities of foreign issuers, including emerging markets. Equity securities in which the Portfolio invests may be listed on the U.S. or foreign securities exchanges or traded over-the-counter and include: common stocks; direct equity interests in trusts (including Canadian Royalty Trusts); preferred stocks; partnerships, including master limited partnerships (“MLPs”); restricted securities; American Depositary Receipts (“ADRs”); and Global Depositary Receipts (“GDRs”).

The Portfolio normally invests in companies with a large market capitalization, but may also invest in mid- and small-sized companies. The Portfolio may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended and the rules, regulations and exemptive orders thereunder.

The Portfolio is permitted to invest in derivative securities and structured notes, whose value is linked to the price of a commodity or commodity index.

The Portfolio is non-diversified, and when compared with other funds, may invest a greater portion of its assets in a particular issuer. A non-diversified portfolio has greater exposure to the risk of default or the poor earnings of an issuer.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Portfolio may engage in frequent and active trading of Portfolio securities to achieve its investment objective.
35

Description of the Portfolios (continued)

Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the Sub-Adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Commodities Risk
Debt Securities Risk
Depositary Receipts Risk
Derivatives Risk
Diversification Risk
Emerging Markets Risk
Equity Securities Risk
Foreign Investment Risk
Industry Concentration Risk
Liquidity Risk
Manager Risk
Market and Company Risk
Mid-Capitalization Company Risk
Natural Resources Risk
Over-the-Counter Investment Risk
Other Investment Companies Risk
Portfolio Turnover Risk
Restricted and Illiquid Securities Risk
Sector Risk
Securities Lending Risk
Small-Capitalization Company Risk

Please see “Summary of Principal Risks” following the “Description of the Portfolios” section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information (“SAI”).

Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the changes in the Portfolio’s performance from year to year, and the table compares the Portfolio’s performance to the performance of two broad measures of market performance for the same period. The Portfolio’s past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

36

Description of the Portfolios (continued)

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s Class S shares’ (1999-2006) and ADV Class shares’ (2007-2008) performance from year to year. Class S shares’ performance has been adjusted to reflect the higher expenses of ADV Class shares.

Year-by-Year Total Returns(1)(2)
(For the periods ended December 31 of each year)

Best and Worst Quarterly Returns during this Period:

Best:	3rd Quarter	2005:	23.52%
Worst:	3rd Quarter	2008:	(30.02)%
37

Description of the Portfolios (continued)

The following table provides some indication of the risks of investing in the Portfolio by comparing the Portfolio’s ADV Class shares’ and Class S shares’ performance to those of two broad measures of market performance – the Standard & Poor’s 500® Composite Stock Price (“S&P 500®”) Index and the S&P North American Natural Resources Sector Index (formerly, the S&P GSSI Natural Resources Index). The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States. The S&P North American Natural Resources Sector Index is an unmanaged index and a market-capitalization-weighted index of 112 stocks designed to measure the performance of companies in the natural resources sector, which includes energy, precious metal, timber and other sub-sectors. The S&P North American Natural Resources Sector Index is included to provide additional comparison information. Class S shares’ performance has been adjusted to reflect the higher expenses of ADV Class shares. The indices do not reflect fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in the indices.

Average Annual Total Returns(1)(2) (For the periods ended December 31, 2008)
	1 Year	5 Years (or Life of Class)	10 Years
ADV Class Return	(41.22)%	(11.66)%(1)	N/A
S&P 500® Index	(37.00)%	(18.47)%(3)	N/A
S&P North American Natural Resources Sector Index	(42.55)%	(12.12)%(3)	N/A
Class S Return (adjusted)	(41.21)%	6.60%	7.93%
S&P 500® Index	(37.00)%	(2.19)%	(1.38)%
S&P North American Natural Resources Sector Index	(42.55)%	8.96%	8.37%
(1)	ADV Class shares commenced operations on December 18, 2006. Class S shares are not offered in this Prospectus. If they had been offered, ADV Class shares would have had substantially similar annual returns as Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and ADV Class shares have different expenses.
(2)	On April 30, 2007, the Portfolio changed its principal investment strategies. ING IM has managed the Portfolio since January 3, 2006. Baring International Investment Limited managed the Portfolio from March 1, 1999 through December 31, 2005. Performance prior to March 1, 1999 is attributable to a different sub-adviser.
(3)	The index returns for ADV Class shares are for the period beginning January 1, 2007.
38

Description of the Portfolios (continued)

ING Janus Contrarian Portfolio

Sub-Adviser

Janus Capital Management LLC (“Janus Capital”)

Investment Objective

Capital appreciation. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

The Portfolio invests, under normal circumstances, at least 80% of its net assets in equity securities with the potential for long-term growth of capital. The Sub-Adviser emphasizes investments in companies with attractive price/free cash flow, which is the relationship between the price of a stock and the company’s available cash from operations, minus capital expenditures. The Sub-Adviser will typically seek attractively valued companies that are improving their free cash flow and returns on invested capital. These companies may also include special situations companies that are experiencing management changes and/or are temporarily out of favor.

The Sub-Adviser applies a “bottom up” approach in choosing investments. In other words, the Sub-Adviser seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. The Sub-Adviser makes this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity or other similar selection criteria. Realization of income is not a significant consideration when the Sub-Adviser chooses investments for the Portfolio. Income realized on the Portfolio’s investments may be incidental to its objective.

The Portfolio is classified as non-diversified. Although the Portfolio may satisfy the requirements for a diversified Portfolio, its non-diversified classification gives the portfolio manager more flexibility to hold larger positions in a smaller number of securities than a portfolio that is classified as diversified. As a result, a single security’s increase or decrease in value may have a greater impact on the Portfolio’s net asset value or total return.

The Portfolio may also invest in foreign equity and debt securities (either indirectly through depositary receipts or directly in foreign markets), high-yield bonds (up to 20%) of any quality, index/structured securities, options, futures, forwards, swaps and other types of derivatives for hedging purposes or for non-hedging purposes such as seeking to enhance return, securities purchased on a when-issued, delayed delivery or forward commitment basis, illiquid investments (up to 15%) and from time to time, the Portfolio may invest more than 25% of its total assets in securities of companies in one or more market sectors.

The Portfolio may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended and the rules, regulations and exemptive orders thereunder.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the Sub-Adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Call Risk
Credit Risk
Debt Securities Risk
Depositary Receipts Risk
Derivatives Risk
Diversification Risk
Equity Securities Risk
Foreign Investment Risk
Growth Investing Risk
High-Yield, Lower-Grade Debt Securities Risk
Interest Rate Risk
Liquidity Risk
Manager Risk
Market and Company Risk
39

Description of the Portfolios (continued) Market Capitalization Risk
Maturity Risk
Mid-Capitalization Company Risk
Other Investment Companies Risk
Restricted and Illiquid Securities Risk
Sector Risk
Securities Lending Risk
Small-Capitalization Company Risk
Special Situations Risk
Value Investing Risk

Please see “Summary of Principal Risks” following the “Description of the Portfolios” section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information (“SAI”).

Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the changes in the Portfolio’s performance from year to year, and the table compares the Portfolio’s performance to the performance of two broad measures of market performance for the same period. The Portfolio’s past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s Class S shares’ (2001-2006) and ADV Class shares’ (2007-2008) performance from year to year. Class S shares’ performance has been adjusted to reflect the higher expenses of ADV Class shares.

Year-by-Year Total Returns(1)
(For the periods ended December 31 of each year)

Best and Worst Quarterly Returns during this Period:

Best:	2nd Quarter	2003:	27.31%
Worst:	4th Quarter	2008:	(28.70)%
40

Description of the Portfolios (continued)

The following table provides some indication of the risks of investing in the Portfolio by comparing the Portfolio’s ADV Class shares’ and Class S shares’ performance to that of two broad measures of market performance – the Morgan Stanley Capital International All Country World (“MSCI AC World”) IndexSM and the Standard & Poor’s 500® Composite Stock Price (“S&P 500®”) Index. The MSCI AC World IndexSM is an unmanaged, free float-adjusted, market capitalization weighted index composed of stocks of companies located in countries throughout the world. The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States. The S&P 500® Index is included to provide additional comparison information. Class S shares’ performance has been adjusted to reflect the higher expenses of ADV Class shares. The indices do not reflect fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in the indices.

Average Annual Total Returns(1) (For the periods ended December 31, 2008)
	1 Year	5 Years (or Life of Class)	10 Years (or Life of Class)
ADV Class Return	(49.18)%	(21.57)%(1)	N/A
MSCI AC World IndexSM	(42.19)%	(19.66)%(2)	N/A
S&P 500® Index	(37.00)%	(18.47)%(2)	N/A
Class S Return (adjusted)	(49.17)%	0.19%	(0.72)%(1)
MSCI AC World IndexSM	(42.19)%	(0.06)%	(1.58)%(3)
S&P 500® Index	(37.00)%	(2.19)%	(3.76)%(2)
(1)	ADV Class shares commenced operations on December 29, 2006. Class S shares commenced operations on October 2, 2000. Class S shares are not offered in this Prospectus. If they had been offered, ADV Class shares would have had substantially similar annual returns as Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and ADV Class shares have different expenses.
(2)	The index returns for ADV Class shares are for the period beginning January 1, 2007. The index returns for Class S are for the period beginning October 1, 2000.
(3)	Prior to December 31, 2001, the index did not include the deduction of withholding taxes. The gross index return is for the period beginning October 1, 2000.
41

Description of the Portfolios (continued)

ING JPMorgan Emerging Markets Equity Portfolio

Sub-Adviser

J.P. Morgan Investment Management Inc. (“JPMorgan”)

Investment Objective

Capital appreciation. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

The Portfolio normally invests at least 80% of its net assets (plus borrowings for investment purposes) in the equity securities of issuers located in at least three countries with emerging securities markets. The Portfolio will provide shareholders with at least 60 days’ prior notice of any change in this investment policy. Countries with emerging markets include most countries in the world except Australia, Canada, Japan, New Zealand, the United Kingdom, the United States, and most of the countries of western Europe. Equity securities in which the Portfolio can invest may include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants to buy common stocks and privately placed securities, and other investment companies. The Portfolio may also invest to a lesser extent in debt securities of issuers in countries with emerging markets.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Portfolio can invest. The Portfolio may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Portfolio may use derivatives to hedge various investments and for risk management.

The Portfolio may overweight or underweight countries relative to its benchmark, the Morgan Stanley Capital International Emerging Markets (“MSCI Emerging Markets”) IndexSM. The Portfolio emphasizes securities that are ranked as undervalued, while underweighting or avoiding securities that appear overvalued. The Portfolio typically maintains full currency exposure to those markets in which it invests. However, the Portfolio may from time to time hedge a portion of its foreign currency exposure into the U.S. dollar. The Portfolio may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest. The Portfolio may also invest in high-quality, short-term money market instruments and repurchase agreements.

The Portfolio may invest in high-yield securities which are below investment-grade (junk bonds). The Portfolio may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities. The Portfolio may enter into “dollar rolls,” in which the Portfolio sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

Where the capital markets in certain countries are either less developed or not easy to access, the Portfolio may invest in these countries by investing in closed-end investment companies that are authorized to invest in those countries, subject to the limitations of the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

The Portfolio may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended and the rules, regulations and exemptive orders thereunder.

In managing the Portfolio, the Sub-Adviser seeks to add value primarily through stock selection. Thus, decisions relating to country weightings are secondary to those relating to the individual stocks included in the Portfolio. The Sub-Adviser is primarily responsible for implementing the recommendations of country specialists, who make their recommendations based on the stock ranking system described below.

Country specialists use their local expertise to identify, research and rank companies according to their expected performance. Stocks are assessed using a two-part analysis, which considers both expected short-term price moves (stock ranks) and longer-term business growth characteristics and qualitative factors (strategic classifications).

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 30% of its total assets.
42

Description of the Portfolios (continued)

Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the Sub-Adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Call Risk
Convertible Securities Risk
Credit Risk
Currency Risk
Debt Securities Risk
Depositary Receipts Risk
Derivatives Risk
Emerging Markets Risk
Equity Securities Risk
Foreign Investment Risk
High-Yield, Lower-Grade Debt Securities Risk
Interest Rate Risk
Liquidity Risk
Manager Risk
Market and Company Risk
Mortgage-Related Securities Risk
Other Investment Companies Risk
Restricted and Illiquid Securities Risk
Securities Lending Risk
Small-Capitalization Company Risk

Please see “Summary of Principal Risks” following the “Description of the Portfolios” section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information (“SAI”).

Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the changes in the Portfolio’s performance from year to year, and the table compares the Portfolio’s performance to the performance of a broad measure of market performance for the same period. The Portfolio’s past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

43

Description of the Portfolios (continued)

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s Class S shares’ (1999-2006) and ADV Class shares’ (2007-2008) performance from year to year. Class S shares’ performance has been adjusted to reflect the higher expenses of the ADV Class shares.

Year-by-Year Total Returns(1)(2)
(For the periods ended December 31 of each year)

Best and Worst Quarterly Returns during this Period:

Best:	4th Quarter	1999:	31.40%
Worst:	4th Quarter	2008:	(26.80)%

The following table provides some indication of the risks of investing in the Portfolio by comparing the Portfolio’s ADV Class shares’ and Class S shares’ performance to that of a broad measure of market performance – the Morgan Stanley Capital International Emerging Markets (“MSCI Emerging Markets”) IndexSM . The MSCI Emerging Markets IndexSM is an unmanaged index that measures the performance of securities listed on exchanges in developing nations throughout the world. It includes the reinvestment of dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing. Class S shares’ performance has been adjusted to reflect the higher expenses of the ADV Class shares. It is not possible to invest directly in the index.

Average Annual Total Returns(1)(2) (For the periods ended December 31, 2008)
	1 Year	5 Years (or Life of Class)	10 Years
ADV Class Return	(51.46)%	(6.53)%(1)	N/A
MSCI Emerging Markets IndexSM	(53.33)%	(9.17)%(3)	N/A
Class S Return (adjusted)	(51.50)%	7.41%	6.44%
MSCI Emerging Markets IndexSM	(53.33)%	7.66%	9.31%
(1)	ADV Class shares commenced operations on March 23, 2006. Class S shares are not offered in this Prospectus. If they had been offered, ADV Class shares would have had substantially similar annual returns as Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and ADV Class shares have different expenses.
(2)	JPMorgan has managed the Portfolio since April 29, 2005. ING Investment Management Advisors B.V. managed the Portfolio from March 1, 2004 through April 28, 2005. Baring International Investment Limited managed the Portfolio from March 1, 1999 through February 29, 2003. Performance prior to March 1, 1999 is attributable to a different sub-adviser.
(3)	The index return for ADV Class shares is for the period beginning April 1, 2006.
44

Description of the Portfolios (continued)

ING Marsico Growth Portfolio

Sub-Adviser

Marsico Capital Management, LLC (“Marsico”)

Investment Objective

Capital appreciation. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

The Portfolio invests primarily in equity securities selected for their long-term growth potential. The Portfolio will normally hold a core position of between 35 and 50 common stocks primarily emphasizing larger companies. The Sub-Adviser defines large companies as companies that typically have market capitalizations in the range of $4 billion or more at the time of purchase. The Portfolio may hold a limited number of additional common stocks at times, such as when the Sub-Adviser is accumulating new positions, phasing out and replacing existing positions, or responding to exceptional market conditions.

In selecting investments for the Portfolio, the Sub-Adviser uses an approach that combines “top-down” macroeconomic analysis with “bottom-up” stock selection.

The “top-down” approach may take into consideration macroeconomic factors such as, without limitation, interest rates, inflation, demographics, the regulatory environment and the global competitive landscape. In addition, the Sub-Adviser may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation and the sustainability of financial trends observed. As a result of the “top-down” analysis, the Sub-Adviser seeks to identify sectors, industries and companies that may benefit from the overall trends the Sub-Adviser has observed.

The Sub-Adviser then looks for individual companies or securities with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company or security may be a suitable investment, the Sub-Adviser may focus on any number of different attributes that may include, without limitation, the company’s specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; and reasonable valuations in the context of projected growth rates and other indications that a company or security may be an attractive investment prospect. This process is called “bottom-up” stock selection.

As part of this fundamental, “bottom-up” research, the Sub-Adviser may visit with various levels of a company’s management, as well as with its customers and (as relevant) suppliers, distributors, and competitors. The Sub-Adviser also may prepare detailed earnings and cash flow models of companies. These models may assist the Sub-Adviser in projecting potential earnings growth, current income and other important company financial characteristics under different scenarios. Each model is typically customized to follow a particular company and is generally intended to replicate and describe a company’s past, present and potential future performance. The models may include quantitative information and detailed narratives that reflect updated interpretations of corporate data and company and industry developments.

The Sub-Adviser may reduce or sell investments in portfolio securities if, in the opinion of the Sub-Adviser, a security’s fundamentals change substantively, its price appreciates excessively in relation to fundamental prospects, the company appears unlikely to realize its growth potential or current income potential, more attractive investment opportunities appear elsewhere, or for other reasons.

The Portfolio’s core investments generally may include established companies and securities that offer long-term growth potential. However, the Portfolio also may typically include securities of less mature companies, companies of securities with more aggressive growth characteristics and companies undergoing significant changes (e.g., the introduction of a new product line, the appointment of a new management team, or an acquisition).

If the Sub-Adviser is unable to find such investments, a significant portion of the Portfolio’s assets may be in cash or similar investments.

The Portfolio may also invest in foreign securities including American Depositary Receipts (“ADRs”) or other depositary receipts (including in emerging or developing markets) and forward foreign currency contracts, futures and options.

45

Description of the Portfolios (continued) The Portfolio may invest more than 25% of its total assets in securities of companies in a single market sector, though it will not invest more than 25% of its total assets in a particular industry within a sector.

When the Sub-Adviser believes that market conditions are unfavorable for profitable investing, or it is otherwise unable to locate attractive investment opportunities, the Portfolio’s cash or similar investments may increase. In other words, the Portfolio may not always stay fully invested in stocks and bonds. Cash or similar investments generally are a residual – they represent the assets that remain after the Sub-Adviser has committed available assets to desirable investment opportunities.

The Portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted by the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the Sub-Adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Currency Risk
Depositary Receipts Risk
Derivatives Risk
Emerging Markets Risk
Equity Securities Risk
Foreign Investment Risk
Growth Investing Risk
Investment Models Risk
Liquidity Risk
Manager Risk
Market and Company Risk
Market Capitalization Risk
Market Trends Risk
Other Investment Companies Risk
Price Volatility Risk
Sector Risk
Securities Lending Risk

Please see “Summary of Principal Risks” following the “Description of the Portfolios” section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information (“SAI”).

Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the changes in the Portfolio’s performance from year to year, and the table compares the Portfolio’s performance to the performance of a broad measure of market performance for the same period. The Portfolio’s past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

46

Description of the Portfolios (continued)

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s Class S shares (1999-2003) and ADV Class shares (2004-2008), performance from year to year. Class S shares’ performance has been adjusted to reflect the higher expenses of ADV Class shares.

Year-by-Year Total Returns(1)(2)
(For the periods ended December 31 of each year)

Best and Worst Quarterly Returns during this Period:

Best:	4th Quarter	1999:	41.20%
Worst:	1st Quarter	2001:	(24.28)%

The following table provides some indication of the risks of investing in the Portfolio by comparing the Portfolio’s ADV Class shares’ and Class S shares’ performance to that of a broad measure of market performance – the Standard & Poor’s 500® Composite Stock Price (“S&P 500®”) Index. The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States. Class S shares’ performance has been adjusted to reflect the higher expenses of ADV Class shares. The index does not reflect fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in the index.

Average Annual Total Returns(1)(2) (For the periods ended December 31, 2008)
	1 Year	5 Years	10 Years (or Life of Class)
ADV Class Return	(40.52)%	(2.94)%	(2.75)%(1)
S&P 500® Index	(37.00)%	(2.19)%	0.24%(3)
Class S Return (adjusted)	(40.54)%	(2.96)%	(2.63)%
S&P 500® Index	(37.00)%	(2.19)%	(1.38)%
(1)	ADV Class shares commenced operations on August 1, 2003. Class S shares are not offered in this Prospectus. If they had been offered, ADV Class shares would have had substantially similar annual returns as Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and ADV Class shares have different expenses.
(2)	Marsico has managed the Portfolio since December 13, 2002. Performance prior to this date is attributable to a different sub-adviser.
(3)	The index return for ADV Class shares is for the period beginning August 1, 2003.
47

Description of the Portfolios (continued)

ING Marsico International Opportunities Portfolio

Sub-Adviser

Marsico Capital Management, LLC (“Marsico”)

Investment Objective

Long-term growth of capital. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

The Portfolio is a diversified portfolio and invests primarily (no less than 65% of its total assets) in common stocks of foreign companies that are selected for their long-term growth potential. The Portfolio may invest in companies of any size throughout the world. The Portfolio normally invests in issuers from a number of different countries not including the United States.

The Portfolio may invest, without limit, in foreign investments including American Depositary Receipts (“ADRs”) or other depositary receipts. These investments may be publicly traded in the United States or on a foreign exchange, and may be bought and sold in a foreign currency. The Portfolio generally selects foreign securities on a stock-by-stock basis based on considerations such as growth potential. Primarily for hedging purposes, the Portfolio may use options (including options on securities and securities indices), futures and forward foreign currency contracts. The Portfolio may invest in common stocks of companies operating in emerging markets. Some issuers or securities in the Portfolio may be based or economically tied to the United States.

Under normal market conditions, the Portfolio may invest up to 10% of its total assets in all types of fixed-income securities including up to 5% of its total assets in high-yield bonds or up to 5% in mortgage- and asset-backed securities.

The Portfolio may invest up to 15% of its net assets in illiquid investments, which are securities that cannot be sold or disposed of quickly in the normal course of business. The Portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted by the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

In selecting investments for the Portfolio, the Sub-Adviser uses an approach that combines “top-down” macroeconomic analysis with “bottom-up” stock selection.

The “top-down” approach may take into consideration macroeconomic factors such as, without limitation, interest rates, inflation, demographics, the regulatory environment and the global competitive landscape. In addition, the Sub-Adviser may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation and the sustainability of financial trends observed. As a result of the “top-down” analysis, the Sub-Adviser seeks to identify sectors, industries and companies that may benefit from the overall trends the Sub-Adviser has observed.

The Sub-Adviser then looks for individual companies with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company or security may be a suitable investment, the Sub-Adviser may focus on any of a number of different attributes, that may include, without limitation, the company’s specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; reasonable valuations in the context of projected growth rates; and other indication that a company or security may be an attractive investment prospect. This process is called “bottom-up” stock selection.

As part of this fundamental, “bottom-up” research, the Sub-Adviser may visit with various levels of a company’s management, as well as with its customers and (as relevant), suppliers, distributors and competitors. The Sub-Adviser also may prepare detailed earnings and cash flow models of companies. These models may assist the Sub-Adviser in projecting potential earnings growth, current income and other important company financial characteristics under different scenarios. Each model is typically customized to follow a particular company and is generally intended to replicate and describe a company’s past, present and potential future performance. The models may include quantitative information and detailed narratives that reflect updated interpretations of corporate data and company and industry developments.

The Sub-Adviser may reduce or sell investments in Portfolio securities if, in the opinion of the Sub-Adviser, a security’s fundamentals change substantially, its price appreciates excessively in relation to fundamental prospects, the company appears unlikely to realize its growth potential, more attractive investment opportunities appear elsewhere or for other reason.

48

Description of the Portfolios (continued) The Portfolio’s core investments generally may include, established companies and securities that offer long-term growth potential. However, the Portfolio also may typically include securities of less mature companies, companies or securities with more aggressive growth characteristics, and companies undergoing significant changes (e.g., the introduction of a new product line, the appointment of a new management team, or an acquisition).

The Portfolio may invest more than 25% of its total assets in securities of companies in a single market sector, though it will not invest more than 25% of its total assets in a particular industry within a sector.

When the Sub-Adviser believes that market conditions are unfavorable for profitable investing, or it is otherwise unable to locate attractive investment opportunities, the Portfolio’s cash or similar investments may increase. In other words, the Portfolio may not always stay fully invested in stocks and bonds. Cash or similar investments generally are a residual – they represent the assets that remain after the Sub-Adviser has committed available assets to desirable investment opportunities. Frequency of portfolio turnover will not be a limiting factor if the Sub-Adviser considers it advantageous to purchase or sell securities.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the Sub-Adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Credit Risk
Currency Risk
Debt Securities Risk
Depositary Receipts Risk
Derivatives Risk
Emerging Markets Risk
Equity Securities Risk
Foreign Investment Risk
Growth Investing Risk
High-Yield, Lower-Grade Debt Securities Risk
Interest Rate Risk
Investment Models Risk
Liquidity Risk
Manager Risk
Market and Company Risk
Market Capitalization Risk
Market Trends Risk
Mid-Capitalization Company Risk
Mortgage-Related Securities Risk
Other Investment Companies Risk
Over-the-Counter Investment Risk
Price Volatility Risk
Restricted or Illiquid Securities Risk
Sector Risk
Securities Lending Risk
Small-Capitalization Company Risk

Please see “Summary of Principal Risks” following the “Description of the Portfolios” section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information (“SAI”).

Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the changes in the Portfolio’s performance from year to year, and the table compares the Portfolio’s performance to the performance of a broad measure of market performance for the same period. The Portfolio’s past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

49

Description of the Portfolios (continued) The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s Class S shares’ (2006) and ADV Class shares’ (2007-2008) performance from year to year. Class S shares’ performance has been adjusted to reflect the higher expenses of ADV Class shares.

Year-by-Year Total Returns(1)
(For the periods ended December 31 of each year)

Best and Worst Quarterly Returns during this Period:

Best:	4th Quarter	2006:	11.44%
Worst:	4th Quarter	2008:	(26.83)%

The following table provides some indication of the risks of investing in the Portfolio by comparing the Portfolio’s ADV Class shares’ and Class S shares’ performance to that of a broad measure of market performance – the Morgan Stanley Capital International Europe, Australasia and Far East® (“MSCI EAFE®”) Index. The MSCI EAFE® Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australasia and the Far East. Class S shares’ performance has been adjusted to reflect the higher expenses of ADV Class shares. The index includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in the index.

Average Annual Total Returns(1) (For the periods ended December 31, 2008)
	1 Year	5 Years (or Life of Class)	10 Years
ADV Class Return	(49.65)%	(10.38)% (1)	N/A
MSCI EAFE® Index	(43.38)%	(9.42)% (2)	N/A
Class S Return (adjusted)	(49.69)%	(1.83)% (1)	N/A
MSCI EAFE® Index	(43.38)%	(2.07)% (2)	N/A
(1)	ADV Class shares commenced operations on January 20, 2006. Class S shares commenced operations on May 2, 2005. Class S shares are not offered in this Prospectus. If they had been offered, ADV Class shares would have substantially similar annual returns as Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and ADV Class shares have different expenses.
(2)	The index return for ADV Class shares is for the period beginning February 1, 2006. The index return for Class S shares is for the period beginning May 1, 2005.
50

Description of the Portfolios (continued)

ING MFS Total Return Portfolio

Sub-Adviser

Massachusetts Financial Services Company (“MFS”)

Investment Objective

Above-average income (compared to a portfolio entirely invested in equity securities) consistent with the prudent employment of capital. A secondary objective is the reasonable opportunity for growth of capital and income. The Portfolio’s investment objectives are not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

The Sub-Adviser invests the Portfolio’s assets in equity securities and debt instruments. The Sub-Adviser seeks to invest between 40% and 75% of the Portfolio’s assets in equity securities and at least 25% of the Portfolio’s assets in fixed-income senior securities. The Sub-Adviser may invest up to 25% of the Portfolio’s assets in foreign securities, including up to 10% in emerging market securities.

The Sub-Adviser focuses on investing the Portfolio’s assets in the stocks of companies that it believes are undervalued compared to their perceived worth (value companies). Value companies tend to have stock prices that are low relative to their earnings, dividends, assets or other financial measures.

While the Sub-Adviser may invest the Portfolio’s assets in companies of any size, the Sub-Adviser generally focuses on companies with large capitalizations.

With respect to the Portfolio’s investments in debt securities, the Sub-Adviser generally invests substantially all of the Portfolio’s investments in investment-grade debt instruments.

The Portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted by the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

The Sub-Adviser may invest the Portfolio’s assets in mortgage dollar rolls.

The Sub-Adviser may use derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the Portfolio, or as alternatives to direct investments.

The Sub-Adviser uses a bottom-up investment approach in buying and selling investments for the Portfolio. Investments are selected primarily based on fundamental analysis of issuers or instruments in light of market, economic, political and regulatory conditions. Factors considered for equity securities may include analysis of earnings, cash flows, competitive position and management ability. Quantitative analysis of these and other factors may also be considered. Factors considered for debt instruments may include the instrument’s credit quality, collateral characteristics and indenture provisions and the issuer’s management ability, capital structure, leverage and ability to meet its current obligations. Quantitative analysis of the structure of a debt instrument and its features may also be considered.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

Principal Investment Types

Equity Securities: Equity securities represent an ownership interest, or the right to acquire an ownership interest, in a company or other issuer. Different types of equity securities provide different voting and dividend rights and priorities in the event of bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, securities convertible into stocks and depositary receipts for those securities.

Debt Instruments: Debt instruments represent obligations of corporations, governments and other entities to repay money borrowed. The issuer or borrower usually pays a fixed, variable or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the instrument. Some debt instruments, such as zero-coupon bonds or payment-in-kind bonds, do not pay current interest. Other debt instruments, such as certain mortgage-backed and other asset-backed securities, make periodic payments of interest and/or principal. Some debt instruments are partially or fully secured by collateral supporting the payment of interest and principal.

Corporate Bonds: Corporate bonds are debt instruments issued by domestic or foreign corporations or similar entities.

U.S. Government Securities: U.S. government securities are securities issued or guaranteed by the U.S. Treasury, by an agency or instrumentality of the U.S. government, or by a U.S. government-sponsored entity. Certain U.S. government securities are not supported as to the payment of principal and interest by the full faith and credit of the U.S. Treasury or the ability to borrow from the U.S. Treasury. Some U.S. government securities are supported as to the payment of principal and interest only by the credit of the entity issuing or guaranteeing the security. U.S. government securities include mortgage-backed securities and other types of collateralized instruments issued or guaranteed by the U.S. Treasury, by an agency or instrumentality of the U.S. government, or by a U.S. government-sponsored entity.

51

Description of the Portfolios (continued) Collateralized Instruments: Collateralized instruments include mortgage-backed securities and other interests in pools of assets, such as loans or receivables. Payment of principal and interest generally depends on the cash flows generated by the underlying assets and the terms of the instrument. Certain collateralized instruments offer multiple classes that differ in terms of their priority to receive principal and/or interest payments under the terms of the instrument. Collateralized instruments typically involve a third party responsible for servicing the instrument and performing operational functions such as collecting and aggregating principal, interest and escrow payments, accounting and loan analysis.

Municipal Instruments: Municipal instruments are issued to raise money for a variety of public and private purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal instruments include general obligation bonds of municipalities, local or state governments, project or revenue-specific bonds, municipal lease obligations, and prerefunded or escrowed bonds. Municipal instruments may be fully or partially supported by the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or assets, by the issuer’s pledge to make annual appropriations for lease payments, or by domestic or foreign entities providing credit support, such as letters of credit, guarantees, or insurance.

Foreign Government Securities: Foreign government securities are debt instruments issued, guaranteed, or supported, as to the payment of principal and interest, by foreign governments, foreign government agencies, foreign semi-governmental entities or supranational entities, or debt instruments issued by entities organized and operated for the purpose of restructuring outstanding foreign government securities. Foreign government securities may not be supported as to the payment of principal and interest by the full faith and credit of the foreign government.

Inflation-Adjusted Debt Instruments: Inflation-adjusted debt instruments are debt instruments whose principal and/or interest are adjusted for inflation. Inflation-adjusted debt instruments issued by the U.S. Treasury pay a fixed rate of interest that is applied to an inflation-adjusted principal amount. The principal amount is adjusted based on changes in the Consumer Price Index. The principal due at maturity is typically equal to the inflation-adjusted principal amount, or to the instrument’s original par value, whichever is greater. Other types of inflation-adjusted debt instruments may use other methods of adjusting for inflation, and other measures of inflation. Other issuers of inflation-adjusted debt instruments include U.S. government agencies, instrumentalities and sponsored entities, corporations, and foreign governments.

Mortgage Dollar Rolls: Mortgage dollar rolls are simultaneous agreements with a third party both to sell a mortgage-backed security and to purchase a similar security from the third party on a later date, for an agreed-upon price.

Derivatives: Derivatives are financial instruments whose value is based on the value of one or more underlying indicators or the difference between underlying indicators. Underlying indicators may include a security or other financial instrument, asset, currency, interest rate, credit rating, commodity, volatility measure, or index. Derivatives often involve a counterparty to the transaction. Derivatives include futures, forward contracts, options, structured securities, inverse floating rate instruments, swaps, caps, floors, and collars.

Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the Sub-Adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Asset Allocation Risk
Call Risk
Convertible Securities Risk
Credit Risk
Currency Risk
Debt Securities Risk
Depositary Receipts Risk
Derivatives Risk
Emerging Markets Risk
Equity Securities Risk
Foreign Investment Risk
Income Risk
Interest Rate Risk
Investment Style Risk
Leveraging Risk
Liquidity Risk
Manager Risk
Market and Company Risk
Market Capitalization Risk
Maturity Risk
Mortgage-Related Securities Risk
Other Investment Companies Risk
Over-the-Counter Investment Risk
Price Volatility Risk
Securities Lending Risk
Sovereign Debt Risk
U.S. Government Securities and Obligations Risk
Value Investing Risk

52

Description of the Portfolios (continued)

Please see “Summary of Principal Risks” following the “Description of the Portfolios” section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information (“SAI”).

Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the changes in the Portfolio’s performance from year to year, and the table compares the Portfolio’s performance to the performance of two broad measures of market performance and a composite index for the same period. The Portfolio’s past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s Class S shares (1999-2003) and ADV Class shares (2004-2008) performance from year to year. Class S shares’ performance has been adjusted to reflect the higher expenses of ADV Class shares.

Year-by-Year Total Returns(1)
(For the periods ended December 31 of each year)

Best and Worst Quarterly Returns during this Period:

Best:	2nd Quarter	2003:	10.66%
Worst:	4th Quarter	2008:	(12.20)%
53

Description of the Portfolios (continued)

The following table provides some indication of the risks of investing in the Portfolio by comparing the Portfolio’s ADV Class shares’ and Class S shares’ performance to those of two broad measures of market performance – the Standard & Poor’s 500® Composite Stock Price (“S&P 500®”) Index and the Barclays Capital U.S. Aggregate Bond (“BCAB”) Index (formerly, the Lehman Brothers U.S. Aggregate Bond Index) and a composite index – consisting of 60% S&P 500® and 40% BCAB (“Composite”) Index. The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States. The BCAB Index is a widely recognized, unmanaged index of publicly issued fixed-rate U.S. government, investment grade, mortgage-backed and corporate debt securities. The BCAB Index and the Composite Index are included to provide additional comparison information. Class S shares’ performance has been adjusted to reflect the higher expenses of ADV Class shares. The indices do not reflect fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in the indices.

Average Annual Total Returns(1) (For the periods ended December 31, 2008)
	1 Year	5 Years	10 Years (or Life of Class)
ADV Class Return	(22.63)%	0.32%	0.80% (1)
S&P 500® Index	(37.00)%	(2.19)%	0.24% (2)
BCAB Index	5.24%	4.43%	4.98% (2)
Composite Index	(22.06)%	0.71%	2.33% (2)
Class S Return (adjusted)	(22.63)%	0.30%	2.96%
S&P 500® Index	(37.00)%	(2.19)%	(1.38)%
BCAB Index	5.24%	4.43%	5.63%
Composite Index	(22.06)%	0.71%	1.69%
(1)	ADV Class shares commenced operations on August 1, 2003. Class S shares are not offered in this Prospectus. If they had been offered, ADV Class shares would have had substantially similar annual returns as Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and ADV Class have different expenses.
(2)	The index returns for ADV Class shares are for the period beginning August 1, 2003.
54

Description of the Portfolios (continued)

ING MFS Utilities Portfolio

Sub-Adviser

Massachusetts Financial Services Company (“MFS”)

Investment Objective

Total return. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

The Sub-Adviser normally invests at least 80% of its net assets (plus borrowings for investment purposes) in securities of issuers in the utilities sector. The Portfolio will provide shareholders with at least 60 days’ prior notice of any change in this investment policy. The Sub-Adviser considers a company to be in the utilities sector if, at the time of investment, the Sub-Adviser determines that a substantial portion (i.e., at least 50%) of the company’s assets or revenues are derived from one or more utilities. Issuers in the utilities sector include issuers engaged in the manufacture, production, generation, transmission, sale or distribution of electric, gas or other types of energy, water or other sanitary services and issuers engaged in telecommunications, including telephone, cellular telephone, telegraph, satellite, microwave, cable television and other communications media (but not issuers engaged in public broadcasting).

The Sub-Adviser may invest the Portfolio’s assets in companies of any size. The Sub-Adviser may invest the Portfolio’s assets in U.S. and foreign securities, including emerging market securities. The Sub-Adviser primarily invests the Portfolio’s assets in equity securities, but may also invest in debt instruments, including lower quality debt instruments (commonly known as “junk bonds”). The Sub-Adviser primarily invests the portfolio’s investments in debt instruments in investment-grade debt instruments, but may also invest in lower quality debt instruments.

The Portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted by the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

The Sub-Adviser may use derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the Portfolio, or as alternatives to direct investments.

The Sub-Adviser uses a bottom-up investment approach in buying and selling investments for the Portfolio. Investments are selected primarily based on fundamental analysis of issuers or instruments in light of market, economic, political and regulatory conditions. Factors considered for equity securities may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered. Factors considered for debt instruments may include the instrument’s credit quality, collateral characteristics and indenture provisions and the issuer’s management ability, capital structure, leverage, and ability to meet its current obligations. Quantitative analysis of the structure of a debt instrument and its features may also be considered.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

Principal Investment Types

Equity Securities: Equity securities represent an ownership interest, or the right to acquire an ownership interest, in a company or other issuer. Different types of equity securities provide different voting and dividend rights and priorities in the event of bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, securities convertible into stocks, and depositary receipts for those securities.

Debt Instruments: Debt instruments represent obligations of corporations, governments and other entities to repay money borrowed. The issuer or borrower usually pays a fixed, variable or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the instrument. Some debt instruments, such as zero-coupon bonds or payment-in-kind bonds, do not pay current interest. Other debt instruments, such as certain mortgage-backed and other asset-backed securities, make periodic payments of interest and/or principal. Some debt instruments are partially or fully secured by collateral supporting the payment of interest and principal.

Lower Quality Debt Instruments: Lower quality debt instruments, commonly referred to as “high-yield securities” or “junk bonds,” are debt instruments of less than investment-grade quality.

Corporate Bonds: Corporate bonds are debt instruments issued by domestic or foreign corporations or similar entities.

55

Description of the Portfolios (continued) Derivatives: Derivatives are financial instruments whose value is based on the value of one or more underlying indicators or the difference between underlying indicators. Underlying indicators may include a security or other financial instrument, asset, currency, interest rate, credit rating, commodity, volatility measure, or index. Derivatives often involve a counterparty to the transaction. Derivatives include futures, forward contracts, options, structured securities, inverse floating rate instruments, swaps, caps, floors, and collars.

Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the Sub-Adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Call Risk
Convertible Securities Risk
Credit Risk
Currency Risk
Debt Securities Risk
Depositary Receipts Risk
Derivatives Risk
Emerging Markets Risk
Equity Securities Risk
Foreign Investment Risk
High Yield, Lower-Grade Debt Securities Risk
Industry Concentration Risk
Interest Rate Risk
Leveraging Risk
Liquidity Risk
Manager Risk
Market and Company Risk
Market Capitalization Risk
Maturity Risk
Mortgage-Related Securities Risk
Other Investment Companies Risk
Over-the-Counter Investment Risk
Price Volatility Risk
Sector Risk
Securities Lending Risk
U.S. Government Securities and Obligations Risk
Utilities Industry Risk

Please see “Summary of Principal Risks” following the “Description of the Portfolios” section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information (“SAI”).

Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the changes in the Portfolio’s performance from year to year, and the table compares the Portfolio’s performance to the performance of a broad measure of market performance for the same period. The Portfolio’s past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

56

Description of the Portfolios (continued)

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s Class S shares’ (2006) and ADV Class shares’ (2007-2008) performance from year to year. Class S shares’ performance has been adjusted to reflect the higher expenses of ADV Class shares.

Year-by-Year Total Returns(1)
(For the periods ended December 31 of each year)

Best and Worst Quarterly Returns during this Period:

Best:	4th Quarter	2006:	13.03%
Worst:	3rd Quarter	2008:	(24.08)%

The following table provides some indication of the risks of investing in the Portfolio by comparing the Portfolio’s ADV Class shares’ and Class S shares’ performance to that of a broad measure of market performance – the Standard & Poor’s 500® Utilities (“S&P 500® Utilities”) Index. The S&P 500® Utilities Index measures the performance of the utilities sector. Class S shares’ performance has been adjusted to reflect the higher expenses of ADV Class shares. The index does not reflect fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in the index.

Average Annual Total Returns(1) (For the periods ended December 31, 2008)
	1 Year	5 Years (or Life of Class)	10 Years
ADV Class Return	(37.91)%	(1.68)%(1)	N/A
S&P 500® Utilities Index	(28.98)%	(2.70)%(2)	N/A
Class S Return (adjusted)	(37.94)%	4.40%(1)	N/A
S&P 500® Utilities Index	(28.98)%	2.70%(2)	N/A
(1)	ADV Class shares commenced operations on July 18, 2006. Class S shares commenced operations on May 2, 2005. Class S shares are not offered in this Prospectus. If they had been offered, ADV Class shares would have substantially similar annual returns as Class S shares because the classes are invested in the same portfolio securities. Annual returns would differ only to the extent Class S and ADV Class shares have different expenses.
(2)	The index return for ADV Class shares is for the period beginning August 1, 2006. The index return for Class S shares is for the period beginning May 1, 2005.
57

Description of the Portfolios (continued)

ING Multi-Manager International Small Cap Portfolio

Sub-Adviser

Schroder Investment Management North America, Inc. (“Schroders”)
American Century Global Investment Management, Inc. (“American Century”)

Investment Objective

The Portfolio seeks maximum long-term capital appreciation. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

Under normal conditions, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in securities of small market capitalization companies. The Portfolio will provide shareholders with at least 60 days’ prior notice of any change in this investment policy. At least 65% of the Portfolio’s assets will normally be invested in companies located outside the United States, including emerging markets. The Portfolio may invest up to 35% of its total assets in U.S. issuers.

The Portfolio considers small-capitalization companies to be those that have a market capitalization, at the time of purchase, that fall within the range of companies in the S&P Developed Ex-U.S. Small Cap Index (“Index”) (as of December 31, 2008, between $9.8 million and $7.5 billion). The market capitalization of companies considered to be small-capitalization will change with market conditions. The Portfolio may hold both growth and value stocks and at times may favor one over the other based on available opportunities.

The Portfolio invests primarily in common stock or securities convertible into common stock of international issuers, but may invest from time to time in such instruments as forward currency contracts; futures contracts; other investment companies, including Exchange-Traded Funds (“ETFs”); rights; American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). The Portfolio may invest in companies located in countries with emerging securities markets when the Sub-Adviser believes they present attractive investment opportunities.

Schroders and American Century (“Sub-Advisers”) provide day-to-day management of the Portfolio. The Sub-Advisers act independently of each other and use their own methodology for selecting investments. DSL will determine the amount of Portfolio assets allocated to Schroders and American Century.

Schroders

Schroders employs a fundamental investment approach that considers macroeconomic factors while focusing primarily on company specific factors. The company specific factors include the company’s potential for long-term growth, financial condition, quality of management, and sensitivity to cyclical factors, as well as the relative value of the company’s securities compared with those of other companies and the market as a whole. In selecting investments for the Portfolio, Schroders considers, among other things, whether a company is likely to have above-average earnings growth, whether its securities are attractively valued, and whether the company has any proprietary advantages. Schroders generally sells a security when its market price approaches its estimate of fair value or when it identifies a significantly more attractive investment candidate.

American Century

The Portfolio’s assets will be invested primarily in equity securities of companies that are small- to medium-sized at the time of purchase and are located in foreign developed countries or emerging market countries. The portfolio managers look for stocks of companies they believe will increase in value over time, using an investment strategy developed by American Century. In implementing this strategy, the portfolio managers make their investment decisions based primarily on their analysis of individual companies, rather than on broad economic forecasts. Management of this portion of the Portfolio is based on the belief that, over the long term, stock price movements follow growth in earnings, revenues and/or cash flow. The portfolio managers use a variety of analytical research tools and techniques to identify the stocks of companies that meet their investment criteria. Under normal market conditions, this portion of the Portfolio will primarily consist of securities of companies whose earnings or revenues are not only growing, but growing at an accelerating pace.

Each Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may also lend portfolio securities on a short-term or long-term basis, up to 30% of its total assets.

58

Description of the Portfolios (continued) Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the Sub-Adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Convertible Securities Risk
Currency Risk
Depositary Receipts Risk
Derivatives Risk
Emerging Markets Risk
Equity Securities Risk
Foreign Investment Risk
Growth Investing Risk
Initial Public Offerings Risk
Investment Models Risk
Liquidity Risk
Manager Risk
Market and Company Risk
Market Trends Risk
Other Investment Companies Risk
Price Volatility Risk
Securities Lending Risk
Small-Capitalization Company Risk
Value Investing Risk

Please see “Summary of Principal Risks” following the “Description of the Portfolios” section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information (“SAI”).

Performance

Since the Portfolio did not have a full calendar year of operations as of December 31, 2008, there is no annual performance information included in this Prospectus. However, performance of a similarly managed fund and a composite of similarly managed accounts are presented in the sections entitled “Performance of Similar Accounts Managed by Schroders.”

59

Description of the Portfolios (continued)

ING Oppenheimer Main Street Portfolio®

Sub-Adviser

OppenheimerFunds, Inc. (“OppenheimerFunds”)

Investment Objective

Long-term growth of capital and future income. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

The Portfolio normally invests mainly in equity securities of U.S. companies of different capitalization ranges, presently focusing on large-capitalization issuers. Equity securities include common stocks, as well as “equity equivalents” such as preferred stocks and securities convertible into common stocks. The Portfolio may also invest in debt securities, such as bonds and debentures, but does not currently emphasize these investments. Equity securities include common stocks, as well as “equity equivalents” such as preferred stocks and securities convertible into common stocks.

In selecting securities to buy or sell for the Portfolio, the portfolio managers use an investment process that uses multi-factor quantitative models to rank more than 3,000 stocks on a daily basis. While the process may change over time or vary in particular cases, in general the selection process currently uses:

Multi-factor quantitative models: The Portfolio uses both “top down” and “bottom up” quantitative models.

  The “top down” market capitalization model seeks to predict the future market direction of the capitalization environment. The portfolio managers divide the domestic equity market into five market-capitalization segments and market capitalization exposure is managed using proprietary modeling that incorporates factors such as relative price momentum and reversals, relative valuations and measures of investors risk tolerance.
  The “bottom up” stock selection models seek to rank securities within each capitalization range in order of attractiveness. Over a hundred company-specific factors are analyzed in constructing the “bottom up” models, including valuation, profitability, quality, momentum, volatility and special effects. Different models are used for each of the different market capitalization segments. These models incorporate both macro-economic variables and seasoned effects to attempt to predict the performance of the company-specific factors.

The Portfolio is then constructed and continuously monitored based on the quantitative investment models. Security weightings are determined according to capitalization outlook, stock ranking and benchmark weighting. The Portfolio aims to maintain a broadly diversified portfolio that limits idiosyncratic company-specific risks and is scalable, efficient and adaptable.

The Portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted by the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

Pending Merger - On March 27, 2009, the Board approved a proposal to reorganize the Portfolio into ING RussellTM Large Cap Index Portfolio. If shareholder approval is obtained, it is expected that the reorganization will take place during the third quarter of 2009. Shareholders will be notified if the reorganization is not approved. After the reorganization you will hold shares of ING RussellTM Large Cap Index Portfolio. For more information regarding ING RussellTM Large Cap Index Portfolio, please contact a Shareholder Services representative at (800) 366-0066.

Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the Sub-Adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

60

Description of the Portfolios (continued)

Call Risk
Convertible Securities Risk
Debt Securities Risk
Equity Securities Risk
Investment Models Risk
Liquidity Risk
Manager Risk
Market and Company Risk
Market Capitalization Risk
Mid-Capitalization Company Risk
Other Investment Companies Risk
Securities Lending Risk
Small-Capitalization Company Risk

Please see “Summary of Principal Risks” following the “Description of the Portfolios” section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information (“SAI”).

Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the changes in the Portfolio’s performance from year to year, and the table compares the Portfolio’s performance to the performance of a broad measure of market performance for the same period. The Portfolio’s past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s Class S shares’ (1999-2006) and ADV Class shares’ (2007-2008) performance from year to year. Class S shares’ performance has been adjusted to reflect the higher expenses of ADV Class shares.

Year-by-Year Total Returns(1)(2)
(For the periods ended December 31 of each year)

Best and Worst Quarterly Returns during this Period:

Best:	4th Quarter	1999:	21.61%
Worst:	4th Quarter	2008:	(22.36)%
61

Description of the Portfolios (continued)

The following table provides some indication of the risks of investing in the Portfolio by comparing the Portfolio’s ADV Class shares’ and Class S shares’ performance to that of a broad measure of market performance – the Standard & Poor’s 500® Composite Stock Price (“S&P 500®”) Index. The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States. Class S shares’ performance has been adjusted to reflect the higher expenses of ADV Class shares. The index does not reflect fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in the index.

Average Annual Total Returns(1)(2) (For the periods ended December 31, 2008)
	1 Year	5 Years (of Life of Class)	10 Years
ADV Class Return	(39.01)%	(13.26)%(1)	N/A
S&P 500® Index	(37.00)%	(11.19)%(3)	N/A
Class S Return (adjusted)	(38.92)%	(2.94)%	(3.00)%
S&P 500® Index	(37.00)%	(2.19)%	(1.38)%
(1)	ADV Class shares commenced operations on April 28, 2006. Class S shares are not offered in this Prospectus. If they had been offered, ADV Class shares would have had substantially similar annual returns as Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and ADV Class shares have different expenses.
(2)	OppenheimerFunds has managed the Portfolio since November 8, 2004. Prior to November 8, 2004, the Portfolio was managed by Massachusetts Financial Services Company, and had a different investment objective and principal investment strategies. Performance prior to November 8, 2004 is attributable to Massachusetts Financial Services Company.
(3)	The index return for ADV Class shares is for the period beginning May 1, 2006.
^
62

Description of the Portfolios (continued)

ING PIMCO Global Advantage Bond Portfolio

Sub-Adviser

Pacific Investment Management Company LLC (“PIMCO”)

Investment Objective

The Portfolio seeks total return which exceeds that of its benchmark, the Barclays Capital U.S. Aggregate Bond Index, consistent with prudent investment management. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets (plus borrowings for investment purposes) in fixed-income instruments that are economically tied to a number of different countries (one of which may be the United States), which may be represented by traditional debt instruments as well as by forwards or derivatives such as options, futures contracts, or swap agreements. The Portfolio will provide shareholders with at least 60 days’ prior notice of a change in its investment policy.

The Sub-Adviser selects the Portfolio’s foreign country and currency compositions based on an evaluation of various factors, including, but not limited to, relative interest rates, exchange rates, monetary and fiscal policies, and trade and current account balances. The Portfolio may make short sales and short sales “against the box.” The Portfolio may invest without limitation in securities denominated in foreign currencies and in U.S. dollar-denominated securities of foreign issuers. The Portfolio may invest, without limitation, in securities and instruments that are economically tied to emerging market countries. The Portfolio may also invest up to 10% of its total assets in preferred stocks. In addition, the Portfolio may invest in both investment-grade securities and non-investment grade, high-yield securities (“junk bonds”) subject to a maximum of 15% of its total assets in securities rated below B by Moody’s Investors Services, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Rating Services (“S&P”) or Fitch Ratings, or, if unrated, determined by the Sub-Adviser to be of comparable quality. The average portfolio duration of this Portfolio varies based on the Sub-Adviser’s forecast for interest rates and, under normal market conditions, is not expected to exceed eight years. The Portfolio is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified fund.

Fixed-income instruments include:

  securities issued or guaranteed by the U.S. government, its agencies or government-sponsored enterprises (Note that securities issued by U.S. government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury);
  corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
  mortgage-backed and other asset-backed securities;
  inflation-indexed bonds issued both by governments and corporations;
  structured notes, including hybrid or “indexed” securities and event-linked bonds;
  loan participations and assignments;
  delayed funding loans and revolving credit facilities;
  bank certificates of deposit, fixed-time deposits and bankers’ acceptances;
  repurchase agreements on fixed-income instruments and reverse repurchase agreements on fixed-income instruments;
  debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
  obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
  obligations of international agencies or supranational entities.
The Portfolio may invest in derivatives based on fixed-income instruments. It may invest, without limitations, its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchases and sale contracts or by using other investment techniques (such as buy backs
63

Description of the Portfolios (continued) or dollar rolls). The “total return” sought by the Portfolio consists of income earned on the Portfolio’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, appreciation of foreign currencies or improving credit fundamentals for a particular sector or security. The Portfolio’s investment process may, at times, result in a higher than average portfolio turnover ratio and increased trading expenses.

More complete descriptions of the money market instruments and certain other instruments in which the Portfolio may invest are set forth in the SAI. A more complete description of the debt security ratings used by Moody’s, S&P or Fitch Ratings are included in Appendix A of the SAI.

The Portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder. The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others. The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the Sub-Adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Borrowing Risk
Call Risk
Convertible Securities Risk
Credit Derivatives Risk
Credit Risk
Currency Risk
Debt Securities Risk
Derivatives Risk
Diversification Risk
Emerging Markets Risk
Equity Securities Risk
Foreign Investment Risk
Hedging and Other Strategic Transactions Risk
High-Yield, Lower-Grade Debt Securities Risk
Income Risk
Initial Public Offerings Risk
Interest Rate Risk
Leveraging Risk
Liquidity Risk
Manager Risk
Market and Company Risk
Maturity Risk
Mid-Capitalization Companies Risk
Mortgage-Related Securities Risk
Other Investment Companies Risk
Portfolio Turnover Risk
Securities Lending Risk
Short Sales Risk
Small-Capitalization Companies Risk
Sovereign Debt Risk
U.S. Government Securities and Obligations Risk
When Issued and Delayed Delivery Securities and Commitments Risk

Please see “Summary of Principal Risks” following the “Description of the Portfolios” section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information (“SAI”).

Performance

Since the Portfolio did not commence operations as of December 31, 2008, there is no annual performance information included in this Prospectus.

64

Description of the Portfolios (continued)

ING PIMCO Total Return Bond Portfolio

Sub-Adviser

Pacific Investment Management Company LLC (“PIMCO”)

Investment Objective

Maximum total return, consistent with preservation of capital and prudent investment management. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets (plus borrowings for investment purposes) in a diversified portfolio of fixed-income instruments of varying maturities which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. The Portfolio will provide shareholders with at least 60 days’ prior notice of any change in this investment policy. The average portfolio duration of the Portfolio normally varies within two years (plus or minus) of the duration of the Barclays Capital U.S. Aggregate Bond Index.

The fixed-income instruments in which the Portfolio may invest include: securities issued or guaranteed by the U.S. government, its agencies or government-sponsored enterprises; corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper; mortgage-backed and other asset-backed securities; inflation-indexed bonds issued both by governments and corporations; structured notes, including hybrid or “indexed” securities and event-linked bonds; loan participations and assignments; delayed funding loans and revolving credit facilities; bank certificates of deposit, fixed-time deposits and bankers’ acceptances; repurchase agreements on fixed-income instruments and reverse repurchase agreements on fixed-income instruments; debt securities issued by state or local governments and their agencies, authorities and other government-sponsored enterprises; obligations of non-U.S. governments or their subdivisions, agencies and government sponsored enterprises; and obligations of international agencies or supranational entities. The Portfolio may invest in derivatives based on fixed-income instruments, such as forwards, options, futures contracts or swap agreements.

The Portfolio invests primarily in investment-grade debt securities, but may invest up to 10% of its total assets in high-yield securities (“junk bonds”) rated B or higher at the time of investment by Moody’s Investors Services, Inc., Standard & Poor’s Ratings Services or Fitch Ratings or, if unrated, are determined by the Sub-Adviser to be of comparable quality. The Portfolio may engage in short sales and may invest up to 10% of its total assets in preferred stocks. The Portfolio may invest up to 30% of its total assets in non-U.S. denominated securities and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. The Portfolio may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the Portfolio’s total assets.

The Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements or in mortgage- or asset-backed securities. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Portfolio consists of income earned on the Portfolio’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation or improving credit fundamentals for a particular sector or security.

The Portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted by the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder. The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective.

65

Description of the Portfolios (continued) Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the Sub-Adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Borrowing Risk
Call Risk
Convertible Securities Risk
Credit Derivatives Risk
Credit Risk
Currency Risk
Debt Securities Risk
Derivatives Risk
Emerging Markets Risk
Equity Securities Risk
Foreign Investment Risk
High-Yield, Lower-Grade Debt Securities Risk
Illiquid Securities Risk
Income Risk
Interest Rate Risk
Leveraging Risk
Liquidity Risk
Manager Risk
Market and Company Risk
Maturity Risk
Mortgage-Related Securities Risk
Other Investment Companies Risk
Portfolio Turnover Risk
Securities Lending Risk
Short Sales Risk
Sovereign Debt Securities Fisk
U.S. Government Securities and Obligations Risk
When Issued and Delayed Delivery Securities and Commitments Risk

Please see “Summary of Principal Risks” following the “Description of the Portfolios” section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information (“SAI”).

Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the changes in the Portfolio’s performance from year to year, and the table compares the Portfolio’s performance to the performance of a broad measure of market performance for the same period. The Portfolio’s past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

66

Description of the Portfolios (continued)

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s Class S shares’ (1999-2006) and ADV Class shares’ (2007-2008) performance from year to year. Class S shares’ performance has been adjusted to reflect the higher expenses of ADV Class shares.

Year-by-Year Total Returns(1)(2)
(For the periods ended December 31 of each year)

Best and Worst Quarterly Returns during this Period:

Best:	3rd Quarter	2001:	5.69%
Worst:	1st Quarter	1999:	(5.09)%

The following table provides some indication of the risks of investing in the Portfolio by comparing the Portfolio’s ADV Class shares’ and Class S shares’ performance to that of a broad measure of market performance — the Barclays Capital U.S. Aggregate Bond (“BCAB”) Index (formerly, the Lehman Brothers U.S. Aggregate Bond Index). The BCAB Index is a widely recognized, unmanaged index of publicly issued fixed-rate U.S. government, investment-grade, mortgage-backed and corporate debt securities. Class S shares’ performance has been adjusted to reflect the higher expenses of ADV Class shares. The index does not reflect fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in the index.

Average Annual Total Returns(1)(2) (For the periods ended December 31, 2008)
	1 Year	5 Years (or Life of Class)	10 Years
ADV Class Return	3.70%	6.29%(1)	N/A
BCAB Index	5.24%	6.55%(3)	N/A
Class S Return (adjusted)	3.83%	4.56%	2.84%
BCAB Index	5.24%	4.65%	5.63%
(1)	ADV Class shares commenced operations on April 28, 2006. Class S shares are not offered in this Prospectus. If they had been offered, ADV Class shares would have had substantially similar annual returns as Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and ADV Class shares have different expenses.
(2)	PIMCO has managed the Portfolio since May 1, 2001. Prior to May 1, 2001 the Portfolio had a different Sub-Adviser and different principal investment strategies.
(3)	The index return for ADV Class shares is for the period beginning May 1, 2006.
67

Description of the Portfolios (continued)

ING Pioneer Mid Cap Value Portfolio

Sub-Adviser

Pioneer Investment Management, Inc. (“Pioneer”)

Investment Objective

Capital appreciation. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

The Portfolio normally invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of mid-size companies. The Portfolio will provide shareholders with at least 60 days’ prior written notice of any change in this investment policy. The Sub-Adviser defines mid-size companies as those companies whose market values, at the time of investment, do not exceed the greater of the market capitalization of the largest company within the Russell Midcap Value® Index or the 3-year rolling average of the market capitalization of the largest company within the Russell Midcap Value® Index as measured at the end of the preceding month, and are not less than the smallest company within the index. The Russell Midcap Value® Index measures the performance of U.S. mid-cap value stocks. The size of the companies in the index changes with market conditions and the composition of the index. The equity securities in which the Portfolio invests are common stocks, preferred stocks, depositary receipts, convertible debt and equity interests in real estate investment trusts (“REITs”). The Portfolio may invest up to 25% of its total assets in equity and debt securities of non-U.S. issuers.

The Portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted by the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

The Sub-Adviser uses a value approach to select the Portfolio’s investments. Using this investment style, the Portfolio seeks securities believed by the Sub-Adviser to be selling at substantial discounts to their underlying values and then holds these securities until the market values reflect their intrinsic values. The Sub-Adviser evaluates a security’s potential value, including the attractiveness of its market valuation, based on the company’s assets and prospects for earnings growth. In making that assessment, the Sub-Adviser employs due diligence and fundamental research, as well as an evaluation of the issuer based on its financial statements and operations, employing a bottom-up analytic style. The Sub-Adviser relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research. The Sub-Adviser focuses on the quality and price of individual issuers, not on economic sector or market-timing strategies. Factors the Sub-Adviser looks for in selecting investments include:

  favorable expected returns relative to perceived risk;
  management with demonstrated ability and commitment to the company;
  low market valuations relative to earnings forecast, book value, cash flow and sales;
  turnaround potential for companies that have been through difficult periods;
  estimated private market value in excess of current stock price. Private market value is the price an independent investor would pay to own the entire company; and
  issuer’s industry has strong fundamentals, such as increasing or sustainable demand and barriers to entry.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the Sub-Adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

68

Description of the Portfolios (continued)

Call Risk
Convertible Securities Risk
Debt Securities Risk
Depositary Receipts Risk
Derivatives Risk
Equity Securities Risk
Foreign Investment Risk
Liquidity Risk
Manager Risk
Market and Company Risk
Market Capitalization Risk
Mid-Capitalization Company Risk
Other Investment Companies Risk
Real Estate Investment Trusts Risk
Securities Lending Risk
Value Investing Risk

Please see “Summary of Principal Risks” following the “Description of the Portfolios” section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information (“SAI”).

Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the changes in the Portfolio’s performance from year to year, and the table compares the Portfolio’s performance to the performance of a broad measure of market performance for the same period. The Portfolio’s past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

69

Description of the Portfolios (continued)

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s Class S shares’ (2006) and ADV Class shares’ (2007-2008) performance from year to year. Class S shares’ performance has been adjusted to reflect the higher expenses of the ADV Class shares.

Year-by-Year Total Returns(1)
(For the periods ended December 31 of each year)

Best and Worst Quarterly Returns during this Period:

Best:	2nd Quarter	2007:	8.16%
Worst:	4th Quarter	2008:	(21.02)%

The following table provides some indication of the risks of investing in the Portfolio by comparing the Portfolio’s ADV Class shares’ and Class S shares’ performance to that of a broad measure of market performance – the Russell Midcap® Value Index. The Russell Midcap® Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000® Value Index. The Class S shares’ performance has been adjusted to reflect the higher expenses of the ADV Class shares. The index does not reflect fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in the index.

Average Annual Total Returns(1) (For the periods ended December 31, 2008)
	1 Year	5 Years (or Life of Class)	10 Years
ADV Class Return	(33.48)%	6.84%(1)	N/A
Russell MidCap® Value Index	(38.44)%	(22.10)%(2)	N/A
Class S Return (adjusted)	(33.35)%	(4.03)%(1)	N/A
Russell MidCap® Value Index	(38.44)%	(4.72)%(2)	N/A
(1)	ADV Class shares commenced operations on December 29, 2006. Class S shares commenced operations on April 29, 2005. Class S shares are not offered in this Prospectus. If they had been offered, ADV Class shares would have had substantially similar annual returns as Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and ADV Class shares have different expenses.
(2)	The index return for ADV Class shares is for the period beginning January 1, 2007. The index return for Class S shares is for the period beginning May 1, 2005.
70

Description of the Portfolios (continued)

ING Templeton Global Growth Portfolio

Sub-Adviser

Templeton Global Advisors Limited (“Templeton Global Advisors”)

Investment Objective

Capital appreciation. Current income is only an incidental consideration. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

Under normal market conditions, the Portfolio invests primarily in equity securities of companies located in a number of different countries anywhere in the world, including emerging markets. Common stocks, preferred stocks and convertible securities are examples of equity securities in which the Portfolio may invest. Convertible securities have characteristics of both debt securities (which is generally the form in which they are first issued) and equity securities (which is what they can be converted into). The Portfolio also invests in depositary receipts. The Portfolio may invest up to 25% of its total assets in debt securities of companies and governments located anywhere in the world.

The Portfolio may use various derivative strategies, such as option or swap agreements, among others, to seek to protect its assets, implement a cash or tax management strategy or enhance its returns. The Portfolio may invest up to 5% of its total assets in options and swap agreements. With derivatives, the Sub-Adviser attempts to predict whether an underlying investment will increase or decrease in value at some future time. The Sub-Adviser considers various factors, such as availability and cost, in deciding whether to use a particular instrument or strategy.

When choosing equity investments for the Portfolio, the Sub-Adviser applies a “bottom up,” value-oriented, long-term approach, focusing on the market price of a company’s securities relative to the Sub-Adviser’s evaluation of the company’s long-term earnings, asset value and cash flow potential. The Sub-Adviser also considers a company’s price/earnings ratio, price/cash flow ratio, profit margins and liquidation value.

The Portfolio may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended and the rules, regulations and exemptive orders thereunder.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the Sub-Adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Call Risk
Convertible Securities Risk
Currency Risk
Debt Securities Risk
Depositary Receipts Risk
Derivatives Risk
Emerging Markets Risk
Equity Securities Risk
Foreign Investment Risk
Liquidity Risk
Manager Risk
Market and Company Risk
Other Investment Companies
Securities Lending Risk
Sovereign Debt Risk
Value Investing Risk

Please see “Summary of Principal Risks” following the “Description of the Portfolios” section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information (“SAI”).

71

Description of the Portfolios (continued) Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the changes in the Portfolio’s performance from year to year, and the table compares the Portfolio’s performance to the performance of a broad measure of market performance for the same period. The Portfolio’s past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

he bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s Class S shares’ (1999-2006) and ADV Class shares’ (2007-2008) performance from year to year. Class S shares’ performance has been adjusted to reflect the higher expenses of the ADV Class shares.

Year-by-Year Total Returns(1)(2)
(For the periods ended December 31 of each year)

Best and Worst Quarterly Returns during this Period:

Best:	4th Quarter	1999:	47.58%
Worst:	4th Quarter	2008:	(20.80)%
72

Description of the Portfolios (continued)

The following table provides some indication of the risks of investing in the Portfolio by comparing the Portfolio’s ADV Class shares’ and Class S shares’ performance to that of a broad measure of market performance – the Morgan Stanley Capital International World (“MSCI World”) IndexSM. The MSCI World IndexSM is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the United States, Europe, Canada, Australia, New Zealand and the Far East. Class S shares’ performance has been adjusted to reflect the higher expenses of ADV Class shares. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in the index.

Average Annual Total Returns(1)(2) (For the periods ended December 31, 2008)
	1 Year	5 Years (or Life of Class)	10 Years
ADV Class Return	(40.06)%	(21.73)%(1)	N/A
MSCI World IndexSM	(40.71)%	(19.60)%(3)	N/A
Class S Return (adjusted)	(39.91)%	(2.04)%	1.72%
MSCI World IndexSM	(40.71)%	(0.51)%	(0.64)%
(1)	ADV Class shares commenced operations on December 29, 2006. Class S shares are not offered in this Prospectus. If they had been offered, ADV Class shares would have had substantially similar annual returns as Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and ADV Class shares have different expenses.
(2)	Templeton Global Advisors has managed the Portfolio since December 5, 2005. Prior to December 5, 2005, the Portfolio was managed by Capital Guardian Trust Company and had different principal investment strategies. Capital Guardian Trust Company managed the Portfolio from February 1, 2000 through December 2, 2005. Performance prior to February 1, 2000 is attributable to a different sub-adviser.
(3)	The index return for ADV Class shares is for the period beginnig January 1, 2007.
73

Description of the Portfolios (continued)

ING T. Rowe Price Capital Appreciation Portfolio

Sub-Adviser

T. Rowe Price Associates, Inc. (“T. Rowe Price”)

Investment Objective

Over the long-term, a high total investment return, consistent with the preservation of capital and with prudent investment risk. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

The Portfolio pursues an active asset allocation strategy whereby investments are allocated among three asset classes – equity securities, debt securities and money market instruments. The Portfolio invests primarily in the common stocks of established U.S. companies the Sub-Adviser believes to have above-average potential for capital growth. Common stocks typically comprise at least half of the Portfolio’s total assets. The remaining assets are generally invested in other securities, including convertibles, warrants, preferred stocks, corporate and government debt, futures and options, in keeping with the Portfolio’s investment objective. The Portfolio may invest up to 25% of its net assets in foreign equity securities. The Portfolio may also invest in shares of the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund, internally managed money market funds of T. Rowe Price.

The Portfolio’s common stocks generally fall into one of two categories:

  the larger category is composed of long-term core holdings whose purchase prices, when bought, are considered low in terms of company assets, earnings, or other factors; and
  the smaller category is composed of opportunistic investments whose prices are expected by the Sub-Adviser to rise in the short-term but not necessarily over the long-term.

Since the Sub-Adviser attempts to prevent losses as well as achieve gains, it typically uses a value approach in selecting investments. Its in-house research team seeks to identify companies that seem undervalued by various measures, such as price/book value, and may be temporarily out of favor, but have good prospects for capital appreciation. The Sub-Adviser may establish relatively large positions in companies it finds particularly attractive.

The Portfolio’s approach differs from that of many other stock funds. The Sub-Adviser works as hard to reduce risk as to maximize gains and may seek to realize gains rather than lose them in market declines. In addition, the Sub-Adviser searches for the best risk/reward values among all types of securities. The portion of the Portfolio invested in a particular type of security, such as common stocks, results largely from case-by-case investment decisions, and the size of the Portfolio’s cash reserve may reflect the Sub-Adviser’s ability to find companies that meet valuation criteria rather than its market outlook.

Futures and options may be bought or sold for any number of reasons, including: to manage the Portfolio’s exposure to changes in securities prices and foreign currencies; as an efficient means of adjusting the Portfolio’s overall exposure to certain markets; as a cash management tool; to enhance income; and to protect the value of portfolio securities. Call and put options may be purchased or sold on securities, financial indices, and foreign currencies. Investments in futures and options are subject to additional volatility and potential losses.

In pursuing its investment objective, the Sub-Adviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Sub-Adviser believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

The Portfolio may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended and the rules, regulations and exemptive orders thereunder.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

Debt Securities. Debt securities and convertible bonds may often constitute a significant portion of the Portfolio’s overall investment portfolio. These securities may be purchased to gain additional exposure to a company or for their income or other features. Investments in a company may also be made through privately negotiated notes or loans, including loan participations and assignments. The Portfolio may purchase debt securities of any maturity and credit
74

Description of the Portfolios (continued) quality. The Sub-Adviser may invest up to 15% of the Portfolio’s assets in debt securities that are rated below investment-grade or, if not rated, of equivalent quality and restricted securities. There is no limit on the Portfolio’s investments in convertible securities. For a description of bond ratings, please refer to the Statement of Additional Information.

Money Market Instruments. If there are remaining assets available for investment, the Sub-Adviser may invest the balance in any of the following money market instruments with remaining maturities not exceeding one year:

(1)	shares of the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund, internally managed money market funds of T. Rowe Price;
(2)	U.S. government obligations;
(3)	negotiable certificates of deposit, bankers’ acceptances and fixed-time deposits and other obligations of domestic banks that have more than $1 billion in assets and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation;
(4)	commercial paper rated at the date of purchase in the two highest rating categories by at least one rating agency;
(5)	repurchase agreements; and
(6)	U.S dollar and non-U.S. dollar currencies.

The Portfolio may borrow securities.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the Sub-Adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Asset Allocation Risk
Borrowing Risk
Call Risk
Convertible Securities Risk
Credit Risk
Currency Risk
Debt Securities Risk
Derivatives Risk
Equity Securities Risk
Foreign Investment Risk
Growth Investing Risk
High-Yield, Lower-Grade Debt Securities Risk
Income Risk
Interest Rate Risk
Leveraging Risk
Liquidity Risk
Manager Risk
Market and Company Risk
Maturity Risk
Other Investment Companies Risk
Restricted and Illiquid Securities Risk
Securities Lending Risk
Special Situations Risk
U.S. Government Securities and Obligations Risk
Value Investing Risk

Please see “Summary of Principal Risks” following the “Description of the Portfolios” section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information (“SAI”).

75

Description of the Portfolios (continued) Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the changes in the Portfolio’s performance from year to year, and the table compares the Portfolio’s performance to the performance of two broad measures of market performance and a composite index for the same period. The Portfolio’s past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s Class S shares’ (1999-2003) and ADV Class shares’ (2004-2008) performance from year to year. Class S shares’ performance has been adjusted to reflect the higher expenses of ADV Class shares.

Year-by-Year Total Returns(1)
(For the periods ended December 31 of each year)

Best and Worst Quarterly Returns during this Period:

Best:	2nd Quarter	2003:	12.43%
Worst:	4th Quarter	2008:	(20.80)%
76

Description of the Portfolios (continued)

The following table provides some indication of the risks of investing in the Portfolio by comparing the Portfolio’s ADV Class shares’ and Class S shares’ performance to those of two broad measures of market performance – the Standard & Poor’s 500® Composite Stock Price (“S&P 500®”) Index and the Barclays Capital U.S. Government/Credit Bond Index (formerly, the Lehman Brothers U.S. Government/Credit Bond Index) and a composite index – consisting of 60% S&P 500® Index and 40% Barclays Capital U.S. Government/Credit Bond (“60% S&P 500®/40% Barclays Capital U.S. Government/Credit Bond”) Index. The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States. The Barclays Capital U.S. Government/Credit Bond Index is a broad market weighted index which encompasses U.S. Treasury and Agency securities, corporate investment grade bonds and mortgage-backed securities. The Barclays Capital U.S. Government/Credit Bond Index and the 60% S&P 500®/40% Barclays Capital U.S. Government/Credit Bond Index are included to provide additional comparison information. Class S shares’ performance has been adjusted to reflect the higher expenses of ADV Class shares. The indices do not reflect fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in the indices.

Average Annual Total Returns(1) (For the periods ended December 31, 2008)
	1 Year	5 Years	10 Years (or Life of Class)
ADV Class Return	(27.77)%	1.39%	2.05%(1)
S&P 500® Index	(37.00)%	(2.19)%	(2.19)%(2)
Barclays Capital U.S. Government/Credit Bond Index	5.70%	4.64%	4.64%(2)
60% S&P 500®/40% Barclays Capital U.S. Government/Credit Bond Index	(21.91)%	0.72%	0.72%(2)
Class S Return (adjusted)	(27.77)%	1.38%	6.63%
S&P 500® Index	(37.00)%	(2.19)%	(1.38)%
Barclays Capital U.S. Government/Credit Bond Index	5.70%	4.64%	5.64%
60% S&P 500®/40% Barclays Capital U.S. Government/Credit Bond Index	(21.91)%	0.72%	1.70%
(1)	ADV Class shares commenced operations on December 16, 2003. Class S shares are not offered in this Prospectus. If they had been offered, ADV Class shares would have had substantially similar annual returns as Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and ADV Class shares have different expenses.
(2)	The index returns for ADV Class shares are for the period beginning January 1, 2004.
77

Description of the Portfolios (continued)

ING T. Rowe Price Equity Income Portfolio

Sub-Adviser

T. Rowe Price Associates, Inc. (“T. Rowe Price”)

Investment Objective

Substantial dividend income as well as long-term growth of capital. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

The Portfolio normally invests at least 80% of its net assets (plus borrowings for investment purposes) in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends.

The Sub-Adviser typically employs a “value” approach in selecting investments. The Sub-Adviser’s in-house research team seeks companies that appear to be undervalued by various measures and may be temporarily out of favor, but have good prospects for capital appreciation and dividend growth.

In selecting investments, the Sub-Adviser generally looks for companies with the following:

  an established operating history;
  above-average dividend yield relative to the Standard & Poor’s 500® Composite Stock Price (“S&P 500®”) Index;
  low price/earnings ratio relative to the S&P 500® Index;
  a sound balance sheet and other positive financial characteristics; and
  low stock price relative to a company’s underlying value as measured by assets, cash flow or business franchises.

While most of the Portfolio’s assets will be invested in U.S. common stocks, it may also invest in other securities, including convertible securities, warrants, preferred stocks, foreign securities, debt securities, including high-yield debt securities and futures and options in keeping with its objectives. Investments in a company may also be made through a privately negotiated note or loan, including loan participations and assignments. Under normal market conditions, substantial dividend income means that yield on the Portfolio’s portfolio securities generally exceeds the yield on the Portfolio’s benchmark. In pursuing its investment objective, the Sub-Adviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Sub-Adviser believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities. The Portfolio may also invest in shares of the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund, internally managed money market funds of T. Rowe Price. The Portfolio may also invest in U.S. and foreign dollar-denominated money market securities and U.S. dollar and non-U.S. dollar currencies.

The Portfolio may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended and the rules, regulations and exemptive orders thereunder.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the Sub-Adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Call Risk
Convertible Securities Risk
Currency Risk
Debt Securities Risk
Derivatives Risk
Equity Securities Risk
Foreign Investment Risk
High-Yield, Lower-Grade Debt Securities Risk
78

Description of the Portfolios (continued) Interest Rate Risk
Liquidity Risk
Manager Risk
Market and Company Risk
Other Investment Companies Risk
Securities Lending Risk
Special Situations Risk
Value Investing Risk

The Portfolio’s emphasis on stocks of established companies paying high dividends and its potential investments in fixed-income securities may limit its potential for appreciation in a broad market advance. Such securities may also be hurt when interest rates rise sharply. Also, a company in which the Portfolio invests may reduce or eliminate its dividend.

Please see “Summary of Principal Risks” following the “Description of the Portfolios” section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information (“SAI”).

Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the changes in the Portfolio’s performance from year to year, and the table compares the Portfolio’s performance to the performance of a broad measure of market performance for the same period. The Portfolio’s past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s Class S shares’ (1999-2004) and ADV Class shares’ (2005-2008) performance from year to year. Class S shares’ performance has been adjusted to reflect the higher expenses of ADV Class shares.

Year-by-Year Total Returns(1)(2)
(For the periods ended December 31 of each year)

Best and Worst Quarterly Returns during this Period:

Best:	2nd Quarter	2003:	16.70%
Worst:	4th Quarter	2008:	(22.03)%
79

Description of the Portfolios (continued)

The following table provides some indication of the risks of investing in the Portfolio by comparing the Portfolio’s ADV Class shares’ and Class S shares’ performance to that of a broad measure of market performance – the Standard & Poor’s 500® Composite Stock Price (“S&P 500®”) Index. The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States. Class S shares’ performance has been adjusted to reflect the higher expenses of ADV Class shares. The index does not reflect fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in the index.

Average Annual Total Returns(1)(2) (For the periods ended December 31, 2008)
	1 Year	5 Years (or Life of Class)	10 Years
ADV Class Return	(35.91)%	(1.90)%(1)	N/A
S&P 500® Index	(37.00)%	(2.19)%(3)	N/A
Class S Return (adjusted)	(35.94)%	(1.54)%	1.17%
S&P 500® Index	(37.00)%	(2.19)%	(1.38)%
(1)	ADV Class shares commenced operations on January 15, 2004. Class S shares are not offered in this Prospectus. If they had been offered, ADV Class shares would have had substantially similar annual returns as Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and ADV Class shares have different expenses.
(2)	T. Rowe Price has managed the Portfolio since March 1, 1999. Performance prior to March 1, 1999 is attributable to a different sub-adviser.
(3)	The index return for ADV Class shares is for the period beginning January 1, 2004.
80

Description of the Portfolios (continued)

ING Van Kampen Capital Growth Portfolio

Sub-Adviser

Van Kampen

Investment Objective

Long-term capital appreciation. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

Under normal circumstances, at least 80% of the net assets (plus borrowings for investment purposes) of the Portfolio will be invested in equity securities. Effective July 15, 2009 the Portfolio will invest primarily (at least 65% of its assets) in growth-oriented companies. The Portfolio may invest up to 25% of its assets in foreign securities, including emerging market securities. The Sub-Adviser emphasizes a bottom-up stock selection process, seeking attractive growth investment on an individual company basis. In selecting securities for investment, the Sub-Adviser seeks those companies with the potential for strong free cash flow and compelling business strategies.

Investments in growth-oriented equity securities may have above-average volatility of price movement. Because prices of equity securities fluctuate, the value of an investment in the Portfolio will vary based upon the Portfolio’s investment performance. The Portfolio attempts to reduce overall exposure to risk by adhering to a disciplined program of intensive research, careful security selection and the continual monitoring of the Portfolio’s investments.

The Sub-Adviser seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The Sub-Adviser typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and attractive risk/reward. The Sub-Adviser generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

The Portfolio may invest up to 10% of its total assets in Real Estate Investment Trusts (“REITs”). In anticipation of, or in response to, adverse market conditions or for cash management purposes, the Portfolio may purchase and sell certain derivative instruments, such as options, futures and options on futures.

The Portfolio may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended and the rules, regulations and exemptive orders thereunder.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

Pending Merger - On March 27, 2009, the Board approved a proposal to reorganize the Portfolio into ING RussellTM Large Cap Growth Index Portfolio. If shareholder approval is obtained, it is expected that the reorganization will take place during the third quarter of 2009. Shareholders will be notified if the reorganization is not approved. After the reorganization you will hold shares of ING RussellTM Large Cap Growth Index Portfolio. For more information regarding ING RussellTM Large Cap Growth Index Portfolio, please contact a Shareholder Services representative at (800) 366-0066.

Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the Sub-Adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Currency Risk
Derivatives Risk
Emerging Markets Risk
Equity Securities Risk
Foreign Investment Risk
Growth Investing Risk
Liquidity Risk
Manager Risk
Market and Company Risk
Other Investment Companies Risk
Real Estate Investment Trusts Risk
Securities Lending Risk

81

Description of the Portfolios (continued)

Please see “Summary of Principal Risks” following the “Description of the Portfolios” section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information (“SAI”).

Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the changes in the Portfolio’s performance from year to year, and the table compares the Portfolio’s performance to the performance of a broad measure of market performance for the same period. The Portfolio’s past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s Class S shares’ (2003-2006) and ADV Class shares’ (2007-2008) performance from year to year. Class S shares’ performance has been adjusted to reflect the higher expenses of the ADV Class shares.

Year-by-Year Total Returns(1)(2)
(For the periods ended December 31 of each year)

Best and Worst Quarterly Returns during this Period:

Best:	2nd Quarter	2003:	12.06%
Worst:	4th Quarter	2008:	(28.78)%
82

Description of the Portfolios (continued)

The following table provides some indication of the risks of investing in the Portfolio by comparing the Portfolio’s ADV Class shares’ and Class S shares’ performance to that of a broad measure of market performance – the Russell 1000® Growth Index. The Russell 1000® Growth Index measures the performance of those companies in the Russell 3000® Index with higher than average price-to-book ratios and higher forecasted growth values. Class S shares’ performance has been adjusted to reflect the higher expenses of ADV Class shares. The index does not reflect fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in the index.

Average Annual Total Returns(1)(2) (For the periods ended December 31, 2008)
	1 Year	5 Years (or Life of Class)	10 Years (or Life of Class)
ADV Class Return	(49.42)%	(21.54)%(1)	N/A
Russell 1000® Growth Index	(38.44)%	(17.03)%(3)	N/A
Class S Return (adjusted)	(49.49)%	(4.94)%	(4.16)%(1)
Russell 1000® Growth Index	(38.44)%	(3.42)%	(1.92)%(3)
(1)	ADV Class shares commenced operations on December 29, 2006, Class S shares commenced operations on May 1, 2002. Class S shares are not offered in this Prospectus. If they had been offered, ADV Class shares would have had substantially similar annual returns as Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and ADV Class shares have different expenses.
(2)	Effective April 30, 2007, the Portfolio changed its name from ING Van Kampen Equity Growth Portfolio to ING Van Kampen Capital Growth Portfolio.
(3)	The index return for ADV Class shares is for the period beginning January 1, 2007. The index return for the Class S shares is for the period beginning May 1, 2002.
83

Description of the Portfolios (continued)

ING Van Kampen Global Franchise Portfolio

Sub-Adviser

Van Kampen

Investment Objective

Long-term capital appreciation. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

The Sub-Adviser seeks long-term capital appreciation by investing primarily in equity securities of issuers located throughout the world that it believes have, among other things, resilient business franchises and growth potential. The Portfolio may invest in securities of companies of any size. The Sub-Adviser emphasizes individual stock selection and seeks to identify undervalued securities of issuers located throughout the world, including both developed and emerging market countries. Under normal market conditions, the Portfolio invests at least 65% of its total assets in securities of issuers from a number of different countries, including the United States.

The Sub-Adviser seeks to invest in companies that it believes have resilient business franchises, strong cash flows, modest capital requirements, capable managements and growth potential. Securities are selected on a global basis with a strong bias towards value. The franchise focus of the Portfolio is based on the Sub-Adviser’s belief that the intangible assets underlying a strong business franchise (such as patents, copyrights, brand names, licenses or distribution methods) are difficult to create or to replicate and that carefully selected franchise companies can yield above-average potential for long-term capital appreciation.

The Sub-Adviser relies on its research capabilities, analytical resources and judgment to identify and monitor franchise businesses meeting its investment criteria. The Sub-Adviser believes that the number of issuers with strong business franchises meeting its criteria may be limited, and accordingly, the Portfolio may concentrate its holdings in a relatively small number of companies. The Sub-Adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria or that replacing the holding with another investment should improve the Portfolio’s valuation and/or quality.

The Portfolio may also invest in derivatives for hedging current and other risks for potential gains. Such derivatives may include forward contracts, futures contracts, options, swaps and structured notes. The Portfolio is non-diversified, which means that it may invest in securities of a limited number of issuers, and, when compared with other funds, may invest a greater portion of its assets in a particular issuer.

The Portfolio may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended and the rules, regulations and exemptive orders thereunder.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the Sub-Adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Currency Risk
Derivatives Risk
Diversification Risk
Emerging Markets Risk
Equity Securities Risk
Foreign Investment Risk
Liquidity Risk
Manager Risk
Market and Company Risk
Market Capitalization Risk
Mid-Capitalization Company Risk
Other Investment Companies
Securities Lending Risk
Small-Capitalization Company Risk
Value Investing Risk

Please see “Summary of Principal Risks” following the “Description of the Portfolios” section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does
84

Description of the Portfolios (continued) not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information (“SAI”).

Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the changes in the Portfolio’s performance from year to year, and the table compares the Portfolio’s performance to the performance of a broad measure of market performance for the same period. The Portfolio’s past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s Class S shares’ (2003-2006) and ADV Class shares’ (2007-2008) performance from year to year. Class S shares’ performance has been adjusted to reflect the higher expenses of the ADV Class shares.

Year-by-Year Total Returns(1)
(For the periods ended December 31 of each year)

Best and Worst Quarterly Returns during this Period:

Best:	4th Quarter	2003:	15.41%
Worst:	4th Quarter	2008:	(12.99)%
85

Description of the Portfolios (continued)

The following table provides some indication of the risks of investing in the Portfolio by comparing the Portfolio’s ADV Class shares’ and Class S shares’ performance to that of a broad measure of market performance – the Morgan Stanley Capital International World (“MSCI World”) IndexSM. The MSCI World IndexSM is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the United States, Europe, Canada, Australia, New Zealand and the Far East. The index includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing. Class S shares’ performance has been adjusted to reflect the higher expenses of ADV Class shares. It is not possible to invest directly in the index.

Average Annual Total Returns(1) (For the periods ended December 31, 2008)
	1 Year	5 Years (or Life of Class)	10 Years (or Life of Class)
ADV Class Returns	(28.87)%	(11.86)%(1)	N/A
MSCI World IndexSM	(40.71)%	(19.60)%(2)	N/A
Class S Returns (adjusted)	(28.82)%	3.24%	4.19%(1)
MSCI World IndexSM	(40.71)%	(0.51)%	1.06%(2)
(1)	ADV Class shares commenced operations on December 29, 2006. Class S shares commenced operations on May 1, 2002. Class S shares are not offered in this Prospectus. If they had been offered, ADV Class shares would have had substantially similar annual returns as Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and ADV Class shares have different expenses.
(2)	The index return for ADV Class shares is for the period beginning January 1, 2007. The index return for the Class S shares is for the period beginning May 1, 2002.
86

Description of the Portfolios (continued)

ING Van Kampen Growth and Income Portfolio

Sub-Adviser

Van Kampen

Investment Objective

Long-term growth of capital and income. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

Under normal market conditions, the Sub-Adviser seeks to achieve the Portfolio’s investment objective by investing primarily in what it believes to be income-producing equity securities, including common stocks and convertible securities; although investments are also made in non-convertible preferred stocks and debt securities rated “investment grade,” which are securities rated within the four highest grades assigned by Standard & Poor’s Ratings Services or by Moody’s Investors Service, Inc. A more complete description of security ratings is contained in the Statement of Additional Information.

In selecting securities for investment, the Portfolio focuses primarily on the security’s potential for growth of capital and income. Although the Portfolio may invest in companies of any size, the Sub-Adviser may focus on larger capitalization companies which it believes possess characteristics for improved valuation. Portfolio securities are typically sold when the assessments of the Sub-Adviser indicate that it is desirable to do so. The Portfolio may invest up to 15% of its total assets in real estate investment trusts and up to 25% of its total assets in securities of foreign issuers. The Portfolio may purchase and sell certain derivative instruments, such as options, futures and options on futures, for various portfolio management purposes.

The Portfolio may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended and the rules, regulations and exemptive orders thereunder.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the Sub-Adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Call Risk
Convertible Securities Risk
Debt Securities Risk
Derivatives Risk
Equity Securities Risk
Foreign Investment Risk
Growth Investing Risk
Liquidity Risk
Manager Risk
Market and Company Risk
Market Capitalization Risk
Mid-Capitalization Company Risk
Other Investment Companies
Real Estate Investment Trusts Risk
Securities Lending Risk
Small-Capitalization Company Risk

Please see “Summary of Principal Risks” following the “Description of the Portfolios” section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information (“SAI”).

87

Description of the Portfolios (continued) Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the changes in the Portfolio’s performance from year to year, and the table compares the Portfolio’s performance to the performance of a broad measure of market performance for the same period. The Portfolio’s past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s Class S shares’ (1999-2004) and ADV Class shares’ (2005-2008) performance from year to year. Class S shares’ performance has been adjusted to reflect the higher expenses of ADV Class shares.

Year-by-Year Total Returns(1)(2)
(For the periods ended December 31 of each year)

Best and Worst Quarterly Returns during this Period:

Best:	2nd Quarter	2003:	16.10%
Worst:	4th Quarter	2008:	(19.58)%
88

Description of the Portfolios (continued)

The following table provides some indication of the risks of investing in the Portfolio by comparing the Portfolio’s ADV Class and Class S shares’ performance to that of a broad measure of market performance – the Russell 1000® Value Index. The Russell 1000® Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Class S shares’ performance has been adjusted to reflect the higher expenses of ADV Class shares. The index does not reflect fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in the index.

Average Annual Total Returns(1)(2) (For the periods ended December 31, 2008)
	1 Year	5 Years (or Life of Class)	10 Years
ADV Class Return	(32.49)%	(0.81)%(1)	N/A
Russell 1000® Value Index	(36.85)%	(1.61)%(3)	N/A
Class S Return (adjusted)	(32.51)%	(0.11)%	0.63%
Russell 1000® Value Index	(36.85)%	(0.79)%	1.36%
(1)	ADV Class shares commenced operations on February 22, 2004. Class S shares are not offered in this Prospectus. If they had been offered, ADV Class shares would have had substantially similar annual returns as Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and ADV Class shares have different expenses.
(2)	Van Kampen has managed the Portfolio since January 30, 2002. Performance prior to January 30, 2002 is attributable to a different sub-adviser.
(3)	The index return for ADV Class shares is for the period beginning March 1, 2004.
89

Portfolio Fees and Expenses

The table that follows shows the estimated operating expenses paid each year by the ADV Class shares of the Portfolios. These estimated expenses are based on the expenses paid by the Portfolios in the fiscal year ended December 31, 2008 or, for new Portfolios, are estimated. Actual expenses paid by the Portfolios may vary from year to year.

Your Variable Contract or Qualified Plan is a contract between you and the issuing life insurance company or plan provider. The Trust and the Portfolios are not parties to your Variable Contract or Qualified Plan, but are merely investment options made available to you by your insurance company or plan provider under your Variable Contract or Qualified Plan. The fees and expenses of the Portfolios are not fixed or specified under the terms of your Variable Contract or Qualified Plan. The table does not reflect fees or expenses that are, or may be, imposed under your Variable Contract or Qualified Plan. For information on these charges, please refer to the applicable Variable Contract prospectus, prospectus summary or disclosure statement. If you hold shares of a Portfolio that were purchased through an investment in a Qualified Plan, you should consult the plan administrator for information regarding additional expenses that may be assessed in connection with your plan.

Shareholder Transaction Expenses (fees you pay directly from your investment). Not Applicable.

ADV Class Shares
Annual Portfolio Operating Expenses(1)
(as a percentage of average daily net assets)

Portfolio	Management Fee	Distribution (12b-1) and Shareholder Service Fees(2)	Other Expenses	Acquired Fund Fees and Expenses(3)	Total Operating Expenses	Waivers, Reimbursements and Recoupments(4)	Net Operating Expenses
ING AllianceBernstein Mid Cap Growth(5)	0.77%	0.75%	0.01%	0.00%(6)	1.53%	(0.15)%	1.38%(7)
ING Artio Foreign(5)	0.87%	0.75%	0.00%	0.03%	1.65%(8)	(0.15)%	1.50%
ING BlackRock Large Cap Growth(5)	0.80%	0.75%	0.01%	0.00%(6)	1.56%	(0.15)%	1.41%
ING Clarion Global Real Estate	0.79%	0.75%	0.18%(9)	0.00%(6)	1.72%	(0.22)%(12)	1.50%
ING Evergreen Health Sciences(5)	0.75%	0.75%	0.00%	0.01%	1.51%(8)	(0.15)%	1.36%(7)
ING Evergreen Omega(5)	0.60%	0.75%	0.00%	0.00%(6)	1.35%	(0.15)%	1.20%(7)
ING FMRSM Diversified Mid Cap(5)	0.63%	0.75%	0.01%	0.00%(6)	1.39%	(0.15)%	1.24%
ING Focus 5	0.32%	0.75%	0.33%(9)(10)	N/A	1.40%(10)	(0.41)%	0.99%
ING Franklin Income	0.64%	0.75%	0.14%(9)	N/A	1.53%	(0.19)%	1.34%
ING Franklin Mutual Shares(5)	0.78%	0.75%	0.00%	N/A	1.53%	(0.15)%	1.38%
ING Global Resources(5)	0.64%	0.75%	0.00%	0.00%(6)	1.39%	(0.15)%	1.24%
ING Janus Contrarian(5)	0.74%	0.75%	0.01%	N/A	1.50%	(0.15)%	1.35%(7)
ING JPMorgan Emerging Markets Equity(5)	1.25%	0.75%	0.00%	N/A	2.00%	(0.15)%	1.85%
ING Marsico Growth(5)	0.77%	0.75%	0.01%	0.00%(6)	1.53%	(0.15)%	1.38%
ING Marsico International Opportunities	0.54%	0.75%	0.20%(9)	0.00%(6)	1.49%	(0.19)%	1.30%
ING MFS Total Return(5)	0.66%	0.75%	0.00%	N/A	1.41%	(0.15)%	1.26%(7)
ING MFS Utilities	0.60%	0.75%	0.18%(9)	N/A	1.53%	(0.15)%	1.38%(7)
ING Multi-Manager International Small Cap	1.00%	0.75%	0.41%(9)(10)	N/A	2.16%(10)	(0.34)%	1.82%(11)
ING PIMCO Global Advantage Bond	0.23%	0.75%	0.25%(9)(10)	0.00%(6)	1.93%(10)	(0.15)%	1.78%
ING Oppenheimer Main Street®(5)	0.66%	0.75%	0.00%	0.00%(6)	1.41%	(0.15)%	1.26%
ING PIMCO Total Return Bond(5)	0.56%	0.75%	0.00%	N/A	1.31%	(0.15)%(12)	1.16%
ING Pioneer Mid Cap Value(5)	0.64%	0.75%	0.00%	0.00%(6)	1.39%	(0.15)%(12)	1.24%(7)
ING T. Rowe Price Capital Appreciation(5)	0.64%	0.75%	0.01%	N/A	1.40%	(0.15)%	1.25%(7)
ING T. Rowe Price Equity Income(5)	0.64%	0.75%	0.01%	N/A	1.40%	(0.15)%	1.25%(7)
ING Templeton Global Growth(5)	0.88%	0.75%	0.01%	N/A	1.64%	(0.15)%	1.49%
ING Van Kampen Capital Growth(5)	0.65%	0.75%	0.00%	0.00%(6)	1.40%	(0.16)%(12)	1.24%
ING Van Kampen Global Franchise(5)	0.97%	0.75%	0.00%	N/A	1.72%	(0.15)%	1.57%
ING Van Kampen Growth and Income(5)	0.64%	0.75%	0.01%	0.01%	1.41%(8)	(0.15)%	1.26%
(1)	This table shows the estimated operating expenses for ADV Class shares of each Portfolio as a ratio of expenses to average daily net assets. With the exception of ING PIMCO Global Advantage Bond Portfolio, these estimated expenses are based on each Portfolio’s actual operating expenses for ADV Class shares for its most recently completed fiscal year as adjusted for contractual changes, if any, and fee waivers to which
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Portfolio Fees and Expenses (continued)
DSL and ING Investments, as Advisers to the Portfolios, have agreed for each Portfolio for the current fiscal year. Operating expenses for the current fiscal year as the Portfolio had not commenced operations as of December 31, 2008.
(2)	ING Funds Distributor, LLC has contractually agreed to waive 0.15% of the distribution fee for ADV Class shares of the Portfolios, so that the actual fee paid by a Portfolio is an annual rate of 0.35%. Absent this waiver, the distribution fee is 0.50% of net assets. The expense waiver will continue through at least May 1, 2010. There is no guarantee that this waiver will continue after this date.
(3)	The Acquired Fund Fees and Expenses are not fees or expenses incurred by the Portfolios directly. These fees and expenses include each Portfolio’s pro rata share of the cumulative expenses charged by the Acquired Funds in which the Portfolios invest. The fees and expenses will vary based on the Portfolio’s allocation of assets to, and the annualized net expenses of, the particular Acquired Funds. The impact of these fees and expenses is shown in Net Operating Expenses.
(4)	DSL and ING Investments have entered into written expense limitation agreements with certain of their respective Portfolios, under which they will limit expenses of the Portfolios, excluding interest, taxes, brokerage, extraordinary expenses and Acquired Fund Fees and Expenses, if applicable, subject to possible recoupment by DSL or ING Investments, as applicable, within three years. The amount of these Portfolios’ expenses waived, reimbursed, or recouped during the last fiscal year, or in the case of a new portfolio are proposed to be waived or reimbursed in the ensuing fiscal year, is shown under the heading Waivers, Reimbursements, and Recoupments. The expense limitation agreements will continue through at least May 1, 2010, except for ING Clarion Global Real Estate Portfolio and ING Pioneer Mid Cap Value Portfolio which will continue through at least May 1, 2011. This amount also includes the 0.15% distribution (12b-1) fee waiver which footnote 2 explains in more detail. The expense limitation agreements are contractual and shall renew automatically for one-year terms unless DSL or ING Investments provide written notice of the termination of the expense limitation agreement at least 90 days prior to the end of the then current terms or upon termination of the Management Agreement. In addition, the expense limitation agreements may be terminated by the Trust upon at least 90 days’ written notice to the applicable Portfolio’s Adviser, DSL or ING Investments. For more information regarding the expense limitation agreements for these Portfolios, please see the Statement of Additional Information.
(5)	The Management Agreement between the Trust and one of its Advisers, DSL, provides for a “bundled fee” arrangement, under which DSL provides, in addition to advisory services, administrative services and other services necessary for the ordinary operation of the Portfolios (except for ING Focus 5, ING Franklin Income, ING Clarion Global Real Estate, ING Marsico International Opportunities, ING Multi-Manager International Small Cap, ING MFS Utilities and ING PIMCO Global Advantage Bond Portfolios) and pays for the services and information necessary to the proper conduct of the Portfolios’ business, including custodial, administrative, transfer agency, portfolio accounting, auditing, and ordinary legal services, in return for the single management fee. Therefore, the ordinary operating expenses borne by the Portfolios are normally expected to include such expenses as the cost of the Trustees who are not “interested persons” of DSL, including the cost of the Trustees’ and Officers’ Errors and Omissions Liability Insurance coverage, any taxes paid by the Portfolios, expenses paid through the Shareholder Service and Distribution Plan for the ADV Class shares, interest expenses from any borrowing, and similar expenses, and are normally expected to be low compared to mutual funds with more conventional expense structures. The Portfolios would also bear any extraordinary expenses.
(6)	Amount represents less than 0.01% and is included in Other Expenses.
(7)	A portion of the brokerage commissions that ING AllianceBernstein Mid Cap Growth Portfolio, ING Evergreen Health Sciences Portfolio, ING Evergreen Omega Portfolio, ING Janus Contrarian Portfolio, ING MFS Total Return Portfolio, ING MFS Utilities Portfolio, ING Pioneer Mid Cap Value Portfolio, ING T. Rowe Price Capital Appreciation Portfolio and ING T. Rowe Price Equity Income Portfolio pay is used to reduce each Portfolio’s expenses. Including these reductions, the total Net Operating Expenses for each Portfolio for the fiscal year ended December 31, 2008 would have been 1.35%, 1.35%, 1.19%, 1.34%, 1.25%, 1.36%, 1.22%, 1.24% and 1.24%, respectively. These arrangements can be discontinued at any time.
(8)	The Total Operating Expenses shown may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the Portfolio and do not include acquired fund fees and expenses.
(9)	Pursuant to its administration agreement with the Trust, ING Funds Services, LLC receives an annual administration fee equal to 0.10% of average daily net assets for ING Focus 5, ING Franklin Income, ING Clarion Global Real Estate, ING Marsico International Opportunities, ING MFS Utilities, ING Multi-Manager International Small Cap and ING PIMCO Global Advantage Bond Portfolios’ average daily net assets, which is reflected in Other Expenses.
(10)	Includes 0.06% of non-recurring offering expense for ING Focus 5 Portfolio. Excluding this amount, Total Operating Expenses would have been 1.34%. Includes 0.03% of non-recurring offering expense for ING Multi-Manager International Small Cap Portfolio. Excluding this amount, Total Operating Expenses would have been 2.13%. Includes 0.01% of non-recurring offering expense for ING PIMCO Global Advantage Bond Portfolio. Excluding this amount, Total Operating Expenses would have been 1.92%.
(11)	Includes 0.02% of overdraft/interest expenses.
(12)	DSL has contractually agreed to waive a portion of the advisory fee for ING Clarion Global Real Estate Portfolio, ING PIMCO Total Return Bond Portfolio, ING Pioneer Mid Cap Value Portfolio and ING Van Kampen Capital Growth Portfolio. The advisory fee waiver for ING Clarion Global Real Estate Portfolio is effective May 1, 2009 and will continue through at least May 1, 2010. Based upon average net assets as of December 31, 2008 for ING PIMCO Total Return Bond Portfolio, the advisory fee waiver would equal (0.07)% and the waiver will continue through at least April 1, 2010. Based upon average net assets as of December 31, 2008 for ING Pioneer Mid Cap Value Portfolio, the advisory fee waiver would equal (0.00)% and the waiver will continue through at least September 6, 2009. Based upon average net assets as of December 31, 2008 for ING Van Kampen Capital Growth Portfolio the advisory fee waiver would equal (0.01)% and the waiver will continue through at least May 1, 2010. There is no guarantee that these waivers will continue after such dates. These agreements will only renew if DSL elects to renew them.
91

Portfolio Fees and Expenses (continued)

Examples.  The Examples are intended to help you compare the cost of investing in ADV Class shares of the Portfolios with the cost of investing in other mutual funds. The Examples do not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. If such expenses were reflected, the expenses and charges indicated would be higher. Although your actual cost may be higher or lower, the Examples show what your costs would be based on these assumptions. Keep in mind that this is an estimate. Actual expenses and performance may vary. The Examples assume that you invest $10,000 in the ADV Class shares of each Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the ADV Class shares’ operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Portfolio	1 Year	3 Years	5 Years	10 Years
ING AllicanceBernstein Mid Cap Growth(1)	$140	$469	$820	$1,811
ING Artio Foreign(1)	$153	$506	$883	$1,942
ING BlackRock Large Cap Growth(1)	$144	$478	$836	$1,844
ING Clarion Global Real Estate(2)	$153	$498	$891	$1,993
ING Evergreen Health Sciences(1)	$138	$462	$810	$1,789
ING Evergreen Omega(1)	$122	$413	$725	$1,611
ING FMRSM Diversified Mid Cap(1)	$126	$425	$746	$1,656
ING Focus 5 (1)	$101	$390	$701	$1,582
ING Franklin Income(1)	$136	$465	$816	$1,807
ING Franklin Mutual Shares(1)	$140	$469	$820	$1,811
ING Global Resources(1)	$126	$425	$746	$1,656
ING Janus Contrarian(1)	$137	$459	$804	$1,778
ING JPMorgan Emerging Markets Equity(1)	$188	$613	$1,064	$2,315
ING Marsico Growth(1)	$140	$469	$820	$1,811
ING Marsico International Opportunities(1)	$132	$452	$795	$1,763
ING MFS Total Return(1)	$128	$431	$757	$1,678
ING MFS Utilities(1)	$140	$469	$820	$1,811
ING Multi-Manager International Small Cap(1)	$185	$633	$1,107	$2,419
ING Oppenheimer Main Street®(1)	$128	$431	$757	$1,678
ING PIMCO Global Advantage Bond(1)	$181	$590	$1,024	$2,232
ING PIMCO Total Return Bond(1)	$118	$400	$704	$1,566
ING Pioneer Mid Cap Value(2)	$126	$410	$731	$1,642
ING T. Rowe Price Capital Appreciation(1)	$127	$428	$752	$1,667
ING T. Rowe Price Equity Income(1)	$127	$428	$752	$1,667
ING Templeton Global Growth(1)	$152	$503	$878	$1,931
ING Van Kampen Capital Growth(1)	$126	$427	$751	$1,666
ING Van Kampen Global Franchise(1)	$160	$527	$919	$2,018
ING Van Kampen Growth and Income(1)	$128	$431	$757	$1,678
(1)	The Example numbers reflect the expense limitation agreements/waivers for the one-year period and the first year of the three-, five-, and ten-year periods.
(2)	The Example numbers reflect the expense limitation agreements/waivers for the one-year period and the first two years of the three-, five-, and ten-year periods.
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Summary of Principal Risks

The value of your investment in a Portfolio changes with the values of that Portfolio’s investments. Many factors can affect those values. The factors that are most likely to have a material effect on a particular Portfolio’s investment portfolio as a whole are called “principal risks.” The principal risks of each Portfolio are identified in the “Description of the Portfolios” section and are described below. Each Portfolio may be subject to additional principal risks and risks other than those described below because the types of investments made by a Portfolio can change over time.

Asset Allocation Risk.  Certain portfolios may allocate their investments between equity and fixed-income securities, and among various segments of markets, based upon judgments made by a sub-adviser. A portfolio that uses a market, sector or asset allocation model could miss attractive investment opportunities by underweighting markets or sectors where there are significant returns, and could lose value by overweighting markets where there are significant declines, or may not correctly predict the times to shift assets from one type of investment to another.

Borrowing Risk.  A portfolio may borrow for temporary emergency purposes, including to meet redemptions. Borrowing may exaggerate changes in the net asset value of a portfolio’s shares and in the portfolio’s return. Borrowing will cost the portfolio interest expense and other fees. The cost of borrowing may reduce the portfolio’s return.

Call Risk.  During periods of falling interest rates, a bond issuer may “call,” or repay, its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, a portfolio would experience a decline in income.

Commodities Risk.  Commodity prices fluctuate for several reasons, including changes in market and economic conditions, the impact of weather on demand, levels of domestic production and imported commodities, energy conservation, domestic and foreign governmental regulation and taxation and the availability of local, intrastate and interstate transportation systems. Volatility of commodity prices, which may lead to a reduction in production or supply, may also negatively impact the performance of companies in natural resources industries that are solely involved in the transportation, processing, storing, distribution or marketing of commodities. Volatility of commodity prices may also make it more difficult for companies in natural resources industries to raise capital to the extent the market perceives that their performance may be directly or indirectly tied to commodity prices.

Convertible Securities Risk.  The value of convertible securities may fall when interest rates rise and increase when interest rates fall. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates. A portfolio could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

Credit Risk.  A portfolio could lose money if a bond issuer (debtor) fails to repay interest and principal in a timely manner or if it goes bankrupt. This is especially true during periods of economic uncertainty or economic downturns. High-yield/high-risk bonds are especially subject to credit risk and are considered to be mostly speculative in nature.

Credit Derivatives Risk.  A portfolio may enter into credit default swaps, both directly and indirectly in the form of a swap embedded within a structured note, to protect against the risk that a security will default. A portfolio pays a fee to enter into the trade and receives a fixed payment during the life of the swap. If there is a credit event, a portfolio either delivers the defaulted bond (if the portfolio has taken the short position in the credit default swap) or pays the par amount of the defaulted bond (if the portfolio has taken the long position in the credit default swap note). Risks of credit default swaps include the cost of paying for credit protection if there are no credit events.

Currency Risk.  A portfolio that invests directly in foreign currencies or in securities denominated in or that trade in foreign (non-U.S.) currencies is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls, or other political or economic developments in the United States or abroad. As a result, a portfolio’s investments in foreign currency-denominated securities may reduce the value of a portfolio’s assets.

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Summary of Principal Risks (continued) Debt Securities Risk.  The value of debt securities may fall when interest rates rise. Debt securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter maturities. In addition, debt securities, such as bonds, involve credit risk as described above. These securities are also subject to interest rate risk. This is the risk that the value of the security may fall when interest rates rise. In general, the market price of debt securities with longer maturities tends to be more volatile in response to changes in interest rates than the market price of shorter-term securities.

Depositary Receipts Risk.  Investments in depositary receipts involve risks similar to those accompanying direct investments in foreign securities. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.

Derivatives Risk.  A portfolio may use futures, options, swaps and other derivative instruments to hedge or protect the portfolio from adverse movements in underlying securities prices and interest rates or as an investment strategy to help attain the portfolio’s investment objective. A portfolio may also use a variety of currency hedging techniques, including foreign currency contracts, to attempt to hedge exchange rate risk or to gain exposure to a particular currency. A portfolio’s use of derivatives could reduce returns, may not be liquid and may not correlate precisely to the underlying securities or index. Derivative securities are subject to market risk, which could be significant for those derivatives that have a leveraging effect that could increase the volatility of the portfolio and may reduce returns for the portfolio. Derivatives are also subject to credit risks related to the counterparty’s ability to perform, and any deterioration in the counterparty’s creditworthiness could adversely affect the instrument. A risk of using derivatives is that the sub-adviser might imperfectly judge the market’s direction, which could render a hedging strategy ineffective or have an adverse effect on the value of the derivative.

Diversification Risk.  A portfolio may be classified as a non-diversified investment company under the Investment Company Act of 1940, as amended (“1940 Act”), which means that the portfolio is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer. Declines in the value of that single company can significantly impact the value of the portfolio. The investment of a large percentage of a portfolio’s assets in the securities of a small number of issuers causes greater exposure to each of those issuers than for a more diversified fund, and may cause the portfolio’s share price to fluctuate more than that of a diversified investment company.

Emerging Markets Risk.  Emerging market countries are generally defined as countries in the initial stage of their industrialization cycles with low per capita income. Investment in emerging market countries presents risks in a greater degree than, and in addition to, those presented by investment in foreign issuers in general as these countries may be less politically and economically stable than other countries. A number of emerging market countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar from time to time, and devaluation may occur after investments in those currencies by a portfolio. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

It may be more difficult to buy and sell securities in emerging market countries as many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in emerging market countries that a future economic or political crisis could lead to: price controls; forced mergers of companies; expropriation or confiscatory taxation; seizure; nationalization; foreign exchange controls that restrict the transfer of currency from a given country; or creation of government monopolies.

Equity Securities Risk.  Equity securities include common, preferred and convertible preferred stocks and securities with values that are tied to the price of the stocks, such as rights, warrants and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of an investment in equities. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. The value of equity securities purchased by a portfolio could decline if the financial condition of the companies decline or if overall market economic conditions deteriorate. Even investment in high quality or “blue chip” equity securities or securities of established companies with large market capitalization (which generally have strong financial characteristics) can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be able to react less quickly to change in the marketplace.

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Summary of Principal Risks (continued) Foreign Investment Risk.  Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates; unstable political, social, and economic conditions; possible security illiquidity: a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositaries than those in the United States; less standardization of accounting standards and market regulations in certain foreign countries; foreign taxation issues; and varying foreign controls on investments. Foreign investments may also be affected by administrative difficulties, such as delays in clearing and settling transactions. In addition, securities of foreign companies may be denominated in foreign currencies and the costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. ADRs, EDRs and GDRs are subject to risks of foreign investments, and they may not always track the price of the underlying foreign security. These factors may make foreign investments more volatile and potentially less liquid than U.S. investments.

Growth Investing Risk.  Growth-oriented stocks typically sell at relatively high valuations as compared to other types of securities. Securities of growth companies may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth potential. Further, securities of growth companies may be more volatile since such companies usually invest a high portion of earnings in their business, and they may lack the dividends of value stocks that can cushion stock prices in a falling market. The market may not favor growth-oriented stocks or may not favor equities at all. In addition, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth. Historically, growth-oriented stocks have been more volatile than value-oriented stocks.

Healthcare Sector Risk.  Healthcare companies are strongly affected by worldwide scientific or technological developments. Their products may rapidly become obsolete and are also often dependent on the developer’s ability to receive patents from regulatory agencies. Many healthcare companies are also subject to significant government regulation and may be affected by changes in governmental policies. As a result, investments in the health and biotechnology segments include the risk that the economic prospects, and the share prices, of health and biotechnology companies can fluctuate dramatically due to changes in the regulatory or competitive environments.

High-Yield, Lower-Grade Debt Securities Risk.  High-yield debt securities (commonly referred to as “junk bonds”) generally present greater credit risk that an issuer cannot make timely payment of interest or principal payments than an issuer of a higher quality debt security, and typically have greater potential price volatility and principal and income risk. Changes in interest rates, the market’s perception of the issuers and the credit worthiness of the issuers may significantly affect the value of these bonds. High-yield bonds are not considered investment grade, and are regarded as predominantly speculative with respect to the issuing company’s continuing ability to meet principal and interest payments. The secondary market in which high-yield securities are traded may be less liquid than the market for higher grade bonds. It may be more difficult to value less liquid high-yield securities, and determination of their value may involve elements of judgment.

Income Risk.  A portfolio’s income may fall due to falling interest rates. Income risk is generally the greatest for short-term bonds, and the least for long-term bonds. Changes in interest rates will affect bond prices as well as bond income, and the rate at which income and maturing instruments can be reinvested.

Industry Concentration Risk.  When a portfolio invests primarily in securities of companies in a particular market industry, the portfolio may be subject to greater risks and market fluctuations than other portfolios that are more diversified by industry.

Initial Public Offerings (“IPO”) Risk.   IPOs may be more volatile than other securities. IPOs may have a magnified impact on a portfolio during the start-up phase when the portfolio’s assets base is relatively small. However, there is no assurance that a portfolio will have access to profitable IPOs. As assets grow, the effect of IPOs on a portfolio’s performance will not likely be as significant. Furthermore, stocks of newly-public companies may decline shortly after the IPO.

Interest Rate Risk.  The value of debt securities and short-term money market instruments generally tend to move in the opposite direction to interest rates. When interest rates are rising, the prices of debt securities tend to fall. When interest rates are falling, the prices of debt securities tend to rise. Bonds with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than bonds with shorter durations or money market instruments. Further, economic and market conditions may cause issuers to default or go bankrupt.

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Summary of Principal Risks (continued) Investment by Funds-of-Funds Risk.  A portfolio’s shares may be purchased by other investment companies, including through fund-of-funds arrangements within the ING Funds family. In some cases, a portfolio may serve as a primary or significant investment vehicle for a fund-of-funds. From time to time, a portfolio may experience large inflows or redemptions due to allocations or rebalancings by these funds-of-funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, a portfolio may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also increase transaction costs or portfolio turnover. The adviser or sub-adviser will monitor transactions by the funds-of-funds and will attempt to minimize any adverse effects on a portfolio and funds-of-funds as a result of these transactions. So long as a portfolio accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.

Investment Models Risk.  The proprietary models used by a sub-adviser to evaluate securities or securities markets are based on the sub-adviser’s understanding of the interplay of market factors and do not assure successful investment. The markets, or the price of individual securities, may be affected by factors not foreseen in developing the models.

Investment Strategy Risk.  Certain strategies involve selecting common stocks that have high dividend yields relative to other large capitalization common stocks comprising an index. The dividend yields of such stocks may be high relative to such other stocks because the share price of the stock has declined relative to such other stocks. The stocks selected may be out of favor with investors because the issuer is experiencing financial difficulty, has had or forecasts weak earning performance, has been subject to negative publicity, or has experienced other unfavorable developments relating to its business, There can be no assurance that the negative factors that have caused the issuer’s stock price to have declined relative to to the stocks will not cause further decreases in the issuer’s stock price, or that the dividend paid on the stock will maintained.

Certain strategies involve selecting common stocks that have low share prices relative to issuers’ sale. The price to sales ratios of these stocks may be low because the stocks are out of favor with investors. The issuer may be experiencing financial difficulty, has had or forecasts weak earnings performance, has been subject to negative publicity, or has experienced other unfavorable developments relating to its business. There can be no assurance the negative factors that may have caused the issuer’s stock price to be low in relation to the issuer’s sale will not continue, or will not result in a decline in the issuer’s stock price.

Investment Style Risk.  Securities with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A portfolio may outperform or underperform other portfolios that employ a different style. A portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s earnings growth potential. Growth-oriented funds will typically underperform when value investing is in favor and vice versa.

Leveraging Risk.  Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, a portfolio will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a portfolio to be more volatile than if a portfolio had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a portfolio’s assets.

Limited Management Risk.  A portfolio’s strategy of investing in companies according to criteria determined on each portfolio Construction Date prevents the portfolio from responding to market fluctuations, or changes in the financial condition or business prospects of the selected companies, between portfolio Construction Dates. As compared to other funds this could subject the portfolio to more risk if one of the selected stocks declines in price or if certain sectors of the market, or the U.S. economy, experience downturns. The investment strategy may also prevent the portfolio from taking advantage of opportunities available to other funds.

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Summary of Principal Risks (continued) Liquidity Risk.  Liquidity risk exists when particular investments are difficult to purchase or sell. A portfolio’s investments in illiquid securities may reduce the returns of a portfolio because it may be unable to sell the illiquid securities at an advantageous time or price. Further the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount a portfolio could realize upon disposition. A portfolios with principal investment strategies that involve foreign securities, small companies, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Manager Risk.  A sub-adviser will apply investment techniques and risk analyses in making investment decisions for a portfolio, but there can be no assurance that these will achieve the portfolio’s objective. A sub-adviser could do a poor job in executing an investment strategy. A sub-adviser may use the investment techniques or invest in securities that are not part of a portfolio’s principal investment strategy. For example, if market conditions warrant, portfolios that invest principally in equity securities may temporarily invest in U.S. government securities, high-quality corporate fixed-income securities, mortgage-related and asset-backed securities or money market instruments. Likewise, portfolios that invest principally in small- to medium-sized companies may shift to preferred stocks and larger-capitalization stocks. These shifts may alter the risk/return characteristics of the portfolios and cause them to miss investment opportunities. Individuals primarily responsible for managing a portfolio may leave their firm or be replaced.

Many sub-advisers of equity portfolios employ styles that are characterized as “value” or “growth.” However, these terms can have different application by different managers. One sub-adviser’s value approach may be different from another, and one sub-adviser’s growth approach may be different from another. For example, some value managers employ a style in which they seek to identify companies that they believe are valued at a more substantial or “deeper discount” to a company’s net worth than other value managers. Therefore, some portfolios that are characterized as growth or value can have greater volatility than other portfolios managed by other managers in a growth or value style.

Market and Company Risk.  The price of a security held by a portfolio may fall due to changing economic, political or market conditions or disappointing earnings or losses. Stock prices in general may decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Further, even though the stock market is cyclical in nature, returns from a particular stock market segment in which a portfolio invests may still trail returns from the overall stock market.

Market Capitalization Risk.  Stocks fall into three broad market capitalization categories — large, medium and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. For example, if valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of small- or medium-capitalization companies, investors may migrate to the stocks of small- and mid-sized companies causing a portfolio that invests in these companies to increase in value more rapidly than a portfolio that invests in larger, fully-valued companies. Investing in small- and medium-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of small- and medium-capitalization companies may decline significantly in market downturns. In addition, the market capitalization of a small or mid-sized company may change due to appreciation in the stock price, so that it may no longer have the attributes of the capitalization category that was considered at the time of purchase.

Market Trends Risk.  Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. For instance, from time to time, the stock market may not favor growth-oriented securities. Rather, the market could favor value-oriented securities or may not favor equity securities at all. Accordingly, the performance of a portfolio may at times be better or worse than the performance of funds that focus on other types of stocks, or that have a broader investment style.

Maturity Risk.  Interest rate risk will affect the price of a fixed-income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed-income securities with longer maturities will therefore be more volatile than other fixed-income securities with shorter maturities. Conversely, fixed-income securities with shorter maturities will be less volatile but generally provide lower returns than fixed-income securities with longer maturities. The average maturity of a portfolio’s fixed-income investments will affect the volatility of the portfolio’s share price.

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Summary of Principal Risks (continued) Mid-Capitalization Company Risk.  Investment in securities of mid-capitalization companies entails greater risks than investments in larger, more established companies. Mid-capitalization companies tend to have more narrow product lines, more limited financial resources, a more limited trading market for their stocks, and may be dependent on a few key managers, as compared with larger companies. As a result, their stock prices may decline significantly as market conditions change. Securities of mid-capitalization companies tend to be more volatile and less liquid than stocks of larger companies.

Mortgage-Related Securities Risk.  Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a portfolio that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a portfolio because a portfolio will have to reinvest that money at the lower prevailing interest rates. Many mortgage-related securities are designed to allocate risk from pools of their underlying assets. However, such risk allocation techniques may not be successful, which could lead to the credit risk of these investments being greater than indicated by their ratings. The value of mortgage-related securities may be further affected by downturns in the credit markets or the real estate market. It may be difficult to value the mortgage-related securities because of the transparency or liquidity of some underlying investments, and these instruments may not be liquid.

Some of these mortgage-related securities may have exposure to subprime loans or subprime mortgages, which are loans to persons with impaired credit ratings. However, it may be difficult to determine which securities have exposure to subprime loans or mortgages. Furthermore, the risk allocation techniques employed by these instruments may not be successful, which could lead to the credit risk of these instruments being greater than indicated by their ratings. The value of these instruments may be further affected by downturns in the credit markets or the real estate market. It may be difficult to value these instruments because of concerns about their transparency. These instruments may not be liquid.

Natural Resources Risk.  Securities of companies involved in natural resources may be subject to broad price fluctuations, reflecting volatility of energy and basic materials’ prices and possible instability of supply of various natural resources. In addition, some companies may be subject to the risks generally associated with extraction of natural resources, such as the risks of mining and oil drilling, and the risks of the hazards associated with natural resources, such as fire, drought, increased regulatory and environmental cost. The production and marketing of natural resources may be affected by action and changes in governments.

Other Investment Companies Risk.  A portfolio may invest in other investment companies to the extent permitted by the 1940 Act and the rules and regulations thereunder. These may include exchange-traded funds (“ETFs”) and Holding Company Depositary Receipts (“HOLDRs”), among others. ETFs are exchange traded investment companies that are designed to provide investment results corresponding to an equity index and include, among others, Standard & Poor’s Depositary Receipts (“SPDRs”), PowerShares QQQTM (“QQQQ”), Dow Jones Industrial Average Tracking Stocks (“Diamonds”) and iShares exchange-traded funds (“iShares”). The main risk of investing in other investment companies (including ETFs and HOLDRs) is that the value of the underlying securities held by the investment company might decrease. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions. Because the portfolio may invest in other investment companies, you will pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees) in addition to the expenses of the portfolio. Additional risks of investments in ETFs include: (i) an active trading market for an ETF’s shares may not develop or be maintained; or (ii) trading may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts trading generally. Because HOLDRs concentrate in the stocks of a particular industry, trends in that industry may have a dramatic impact on their value.

Over-the-Counter (“OTC”) Investment Risk.  Investing in securities traded on the OTC securities market can involve greater risk than is customarily associated with investing in securities traded on the New York or American Stock Exchanges since OTC securities are generally securities of companies that are smaller or newer than those listed on the New York or American Stock Exchanges. For example, these companies often have limited product lines, markets, or financial resources, may be dependent for management on one or a few key persons, and can be more susceptible
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Summary of Principal Risks (continued) to losses. Also, their securities may be thinly traded (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts, and may be subject to wider price swings and thus, may create a greater risk of loss than securities of larger capitalization or established companies.

Portfolio Turnover Risk.  Changes to the investments of a portfolio may be made regardless of the length of time particular investments have been held. A high portfolio turnover rate generally involves greater expenses, including brokerage commissions and other transactional costs, which may have an adverse impact on performance. The portfolio turnover rate will vary from year to year, as well as within a year.

Price Volatility Risk.  The value of a portfolio changes as the prices of its investments go up or down. Equity and debt securities face market, issuer, and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.

Real Estate Investment Trusts (“REITs”) Risk.  Investing in REITs may subject a portfolio to risks similar to those associated with the direct ownership of real estate including terrorist attacks, war or other acts that destroy real property (in addition to securities market risks). Some REITs may invest in a limited number of properties, in a narrow geographic area or in a single property type, which increases the risk that a portfolio could be unfavorably affected by the poor performance of a single investment or investment type. These companies are also sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. Borrowers could default on or sell investments the REIT holds, which could reduce the cash flow needed to make distributions to investors. In addition, REITs may also be affected by tax and regulatory requirements in that a REIT may not qualify for preferential tax treatments or exemptions. REITs require specialized management and pay management expenses.

Restricted and Illiquid Securities Risk.  If a security is illiquid, a portfolio might be unable to sell the security at a time when the sub-adviser might wish to sell, and the security could have the effect of decreasing the overall level of the portfolio’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount a portfolio could realize upon disposition. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets. This may also include Rule 144A securities which are restricted securities that can be resold to qualified institutional buyers but not to the general public. Rule 144A securities may have an active trading market, but carry the risk that the active trading market may not continue.

Risk Arbitrage Securities and Distressed Companies Risk.  Risk arbitrage securities are securities of companies involved in restructurings (such as mergers, acquisitions, consolidations, liquidations, spinoffs, or tender or exchange offers) or that a portfolio’s sub-adviser believes are cheap relative to an economically equivalent security of the same or another company. Distressed companies are companies that are, or are about to be, involved in reorganizations, financial restructurings or bankruptcy.

A merger, tender or exchange offer, or other corporate restructuring proposed at the time a portfolio invests in risk arbitrage securities may not be completed on the terms or within the time frame contemplated, resulting in losses to the portfolio. Debt obligations of distressed companies typically are unrated, lower rated, in default, or close to default. Also, securities of distressed companies are generally more likely to become worthless than the securities of more financially stable companies.

Sector Risk.  A sector is a group of selected industries, such as technology. A portfolio may, at times, invest significant assets in securities of issuers in one or more sectors of the economy or stock market, such as technology. To the extent a portfolio’s assets are concentrated in a single market sector, volatility in that sector will have a greater impact on a portfolio than it would on a portfolio that has securities representing a broader range of investments.

Securities Lending Risk.  A portfolio may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a portfolio may lose money and there may be a
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Summary of Principal Risks (continued) delay in recovering the loaned securities. A portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences to the portfolio. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the portfolio. When a portfolio lends its securities, it is responsible for investing the cash collateral it receives from the borrower of the securities, and the portfolio could incur losses in connection with the investment of such cash collateral.

Short Sales Risk.  Short sales involve selling a security a portfolio does not own in anticipation that the security’s price will decline. A portfolio will suffer a loss if it sells a security short and the value of the security rises rather than falls. Short sales expose a portfolio to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the portfolio. When a portfolio must purchase the security it borrowed in a short sale at prevailing market rates, the potential loss may be greater for a short sale than for a short sale “against the box.” A short sale “against the box” may be used to hedge against market risks when the sub-adviser believes that the price of a security may decline, causing the value of a security owned by the portfolio or a security convertible into or exchangeable for such security to decline. In such case, any future losses in the portfolio’s long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities the portfolio owns.

Small-Capitalization Company Risk.  Investment in securities of small companies may entail greater risk than investments in larger, more established companies. Smaller companies may have limited product lines and market diversification or fewer financial resources, and may be dependent on a few key managers. Their securities may trade less frequently and in more limited volume than the securities of larger companies. Consequently, the prices of small company stocks tend to rise and fall in value more than other stocks, and/or may be less liquid. When selling a large quantity of a particular stock, a portfolio may have to sell at a discount from quoted prices or may have to make a series of small sales over an extended period of time due to the more limited trading volume of smaller company stocks. Although investing in small companies offers potential for above-average returns, the companies may not succeed, and the value of stock shares could decline significantly. Securities of smaller companies tend to be more volatile and less liquid than stocks of larger companies.

Sovereign Debt Risk.  These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

Special Situations Risk.  A “special situation” arises when, in a sub-adviser’s opinion, securities of a particular company will appreciate in value within a reasonable period because of unique circumstances applicable to the company. Special situations often involve much greater risk than is inherent in ordinary investment securities. Investments in special situation companies may not appreciate and a portfolio’s performance could suffer if an anticipated development does not occur or does not produce the anticipated result.

U.S. Government Securities and Obligations Risk.  Some U.S. government securities are backed by the full faith and credit of the U.S. government and are guaranteed as to both principal and interest by the U.S. Treasury. These include direct obligations such as U.S. Treasury notes, bills and bonds, as well as indirect obligations such as the Government National Mortgage Association. Other U.S. government securities are not direct obligations of the U.S. Treasury, but rather are backed by the ability to borrow directly from the U.S. Treasury. Still others are supported solely by the credit of the agency or instrumentality itself and are neither guaranteed nor insured by the U.S. government. No assurance can be given that the U.S. government would provide financial support to such agencies if needed. U.S. government securities may be subject to varying degrees of credit risk and all U.S. government securities may be subject to price declines due to changing interest rates. Securities directly supported by the full faith and credit of the U.S. government have less credit risk.

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Summary of Principal Risks (continued) Utilities Industry Risk.  The portfolio’s performance will be closely tied to the performance of utilities companies. Utilities companies can react similarly to market, economic, political or regulatory conditions and developments. As a result, the portfolio’s performance could be more volatile than the performance of more broadly-diversified funds.

Issuers in the utilities sector are subject to many risks, including the following: Increases in fuel and other operating costs; restrictions on operations, increased costs, and delays as a result of environmental and safety regulations; coping with the impact of energy conservation and other factors reducing the demand for services; technological innovations that may render existing plants, equipment or products obsolete; the potential impact of natural or man-made disasters; difficulty in obtaining adequate returns on invested capital; difficulty in obtaining approval of rate increases; the high cost of obtaining financing, particularly during periods of inflation; increased competition resulting from deregulation, overcapacity, and pricing pressures; and the negative impact of regulation.

Issuers doing business in the telecommunications area are subject to many risks, including the negative impact of regulation, a competitive marketplace, difficulty in obtaining financing, rapid obsolescence, and agreements linking future rate increases to inflation or other factors not directly related to the active operating profits of the issuer.

Value Investing Risk.  A sub-adviser may be wrong in its assessment of a company’s value and the stocks a portfolio holds may not reach what the sub-adviser believes are their full values. A particular risk of a portfolio’s value approach is that some holdings may not recover and provide the capital growth anticipated or a stock judged to be undervalued may actually be appropriately priced. Further, because the prices of value-oriented securities tend to correlate more closely with economic cycles than growth-oriented securities, they generally are more sensitive to changing economic conditions, such as changes in interest rates, corporate earnings, and industrial production. The market may not favor value-oriented stocks and may not favor equities at all. During these periods, a portfolio’s relative performance may suffer.

When Issued and Delayed Delivery Securities and Forward Commitments Risk.  When issued and delayed delivery securities and forward commitments involve the risk that the security a portfolio buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party will not meet its obligation. If this occurs, the portfolio loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

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More Information

Percentage and Rating Limitations

Unless otherwise stated, the percentage limitations, ratings limitations on debt securities, or capitalization criteria on equity securities that are in this Prospectus apply at the time of purchase.

A Word about Portfolio Diversity

Each Portfolio in this Prospectus, unless specifically noted under the Portfolio’s principal investment strategies, is diversified, as defined in the 1940 Act. A diversified portfolio may not, as to 75% of its total assets, invest more than 5% of its total assets in any one issuer and may not purchase more than 10% of the outstanding voting securities of any one issuer (other than U.S. government securities).

Fundamental Investment Policies

The investment objective of each Portfolio is non-fundamental. Investment policies are fundamental if so designated in this Prospectus or in the Statement of Additional Information (“SAI”). This means they may not be modified or changed without a vote of the shareholders.

Non-Fundamental Investment Policies

Certain Portfolios have adopted non-fundamental investment policies to invest the assets of a Portfolio in securities that are consistent with the Portfolio’s name. For more information about these policies, please consult the SAI.

Additional Information about the Portfolios

The SAI is made a part of this Prospectus. It identifies investment restrictions, more detailed risk descriptions, a description of how the bond rating system works and other information that may be helpful to you in your decision to invest. You may obtain a copy without charge by calling the Trust at 1-800-366-0066, or downloading it from the SEC’s website at http://www.sec.gov.

Other ING Funds may also be offered to the public that have similar names, investment objectives and principal investment strategies as those of the Portfolios offered by this Prospectus. You should be aware that a Portfolio is likely to differ from these other ING Funds in size and cash flow pattern. Accordingly, the performance of a Portfolio can be expected to vary from those of the other ING Funds.

Temporary Defensive Positions

A Sub-Adviser may depart from a Portfolio’s principal investment strategies by temporarily investing for defensive purposes when a Sub-Adviser believes that adverse market, economic, political or other conditions may affect the Portfolio. Instead, the Portfolio may invest in securities believed to present less risk, such as cash, cash equivalent, money market instruments, debt securities that are high quality or higher quality than normal, more liquid securities or others. While a Portfolio invests defensively, it may not be able to pursue its investment objective. A Portfolio’s defensive investment position may not be effective in protecting its value. The types of defensive positions in which a Portfolio may engage are identified and discussed, together with their risks, in the SAI. It is impossible to predict accurately how long such alternative strategies may be utilized. During these times, a Portfolio may not achieve its investment goals.

Administrative Services

In addition to advisory services, DSL has been contracted to provide administrative and other services necessary for the ordinary operation of the Portfolios (except for ING Clarion Global Real Estate, ING Focus 5, ING Franklin Income, ING Marsico International Opportunties, ING MFS Utilities, ING Multi-Manager International Small Cap and ING PIMCO Global Advantage Bond). DSL procures and pays for the services and information necessary to the proper conduct of the Portfolios’ business, including custodial, administrative, transfer agency, portfolio accounting, dividend disbursing, auditing, and ordinary legal services. DSL also acts as liaison among the various service providers to these Portfolios, including the custodian, portfolio accounting agent, Sub-Advisers, and the insurance company or companies to which the Portfolios offer their shares, among others. DSL also reviews these Portfolios for compliance with applicable legal requirements and monitors the Sub-Advisers for compliance with requirements under applicable law and with the investment policies and restrictions of the Portfolios. DSL does not bear the expense of brokerage fees and other transactional expenses for securities or other assets (which are generally considered part of the cost for the assets), taxes (if any)
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More Information  (continued) paid by these Portfolios, interest on borrowing, fees and expenses of the Independent Trustees, including the cost of the Trustees and Officers Errors and Omissions Liability Insurance coverage and the cost of counsel to the Independent Trustees, and extraordinary expenses, such as litigation or indemnification expenses.

The Trust pays a management fee to DSL and ING Investments for their services. Out of this management fee, DSL and ING Investments in turn pay the sub-Advisers their respective Sub-advisory fee. The management fee paid to DSL by the Trust is distinct because the Trust has a “bundled” fee arrangement, under which DSL, out of its management fee, pays many of the ordinary expenses for each Portfolio (except for ING Clarion Global Real Estate, ING Focus 5, ING Franklin Income, ING Marsico International Opportunties, ING MFS Utilities, ING Multi-Manager International Small Cap and ING PIMCO Global Advantage Bond), including custodial, administrative, transfer agency, portfolio accounting, auditing and ordinary legal expenses. Most mutual funds pay these expenses directly from their own assets, with limited expenses assumed by DSL.

DSL has entered into an Administrative Services Sub-Contract with ING Funds Services, LLC (“ING Funds Services”), an affiliate of the Advisers, under which ING Funds Services provides the Portfolios with certain administrative services. The Trust has entered into an Administration Agreement with ING Funds Services on behalf of ING Clarion Global Real Estate, ING Focus 5, ING Franklin Income, ING Marsico International Opportunities, ING MFS Utilities, ING Multi-Manager International Small Cap and ING PIMCO Global Advantage Bond Portfolios. The administrative services performed by ING Funds Services on behalf of DSL and ING Clarion Global Real Estate, ING Focus 5, ING Franklin Income, ING Marsico International Opportunities, ING MFS Utilities, ING Multi-Manager International Small Cap and ING PIMCO Global Advantage Bond Portfolios directly, include acting as a liaison among the various service providers to the Portfolios, including the custodian, portfolio accounting agent, Sub-Advisers, and the insurance company or companies to which the Portfolios offer their shares. ING Funds Services also reviews the Portfolios for compliance with applicable legal requirements and monitors the Sub-Advisers for compliance with requirements under applicable law and with the investment policies and restrictions of the Portfolios.

Portfolio Distribution

ING Funds Distributor, LLC (“ING Funds Distributor” or “Distributor”) is the principal underwriter and distributor of each Portfolio. It is a Delaware limited liability corporation with its principal offices at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.

On December 29, 2006, an internal reorganization was undertaken in which the distribution functions for the ING Funds were transferred from DSI, the predecessor to DSL, to ING Funds Distributor. As a result of this transfer, ING Funds Distributor assumed all contractual obligations and became the sole distributor for the Portfolios.

ING Funds Distributor is a member of the Financial Industry Regulatory Authority (“FINRA”). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org or the Public Disclosure Hotline at 800-289-9999.

Shareholder Services and Distribution Plan

The Trust has entered into a Shareholder Service and Distribution Plan (“Plan”) in accordance with Rule 12b-1 under the 1940 Act. The Plan permits the Portfolios to pay marketing and other fees to support the sale and distribution of the ADV Class shares of the Portfolios and for shareholder services provided by securities dealers (including DSL) and other financial intermediaries and plan administrators (“financial service firms”). The annual distribution and service fees under the Plan may equal up to 0.75% of the average daily net assets of the Portfolios (a 0.25% shareholder service fee and at 0.50% distribution fee). Over time, these fees will increase the cost of an investor’s shares and may cost investors more than paying other types of sales charges.

How ING Compensates Entities Offering Its Portfolios as Investment Options in Their Investment Products

ING mutual funds may be offered as investment options in Variable Contracts by affiliated and non-affiliated insurance companies. In addition to paying fees under the Portfolios’ Plan, the Portfolios’ Adviser or Distributor (collectively “ING”), out of its own resources and without additional cost to the Portfolios or their shareholders, may pay additional compensation to these insurance companies. The amount of the payment is based upon an annual percentage of the average net assets held in the Portfolios by those companies. The Portfolios’ Advisers and Distributor may make these
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More Information  (continued) payments for administrative, record keeping or other services that insurance companies provide to the Portfolios. These payments may also provide incentive for insurance companies to make the Portfolios available through the Variable Contracts issued by the insurance company, and thus they may promote the distribution of the shares of the Portfolios.

The distributing broker-dealer for the Portfolios is ING Funds Distributor. ING Funds Distributor has entered into such agreements with non-affiliated insurance companies. Fees payable under these arrangements are at annual rates that range from 0.15% to 0.25%. This is computed as a percentage of the average aggregate amount invested in the Portfolios by Variable Contract holders through the relevant insurance company’s Variable Contracts. As of the date of this Prospectus, the Advisers have entered into such arrangements with the following insurance companies: Zurich Kemper Life Insurance Company; Symetra Life Insurance Company; and First Fortis Life Insurance Company.

The Advisers also have entered into similar agreements with affiliated insurers, including, but not limited to: ING Life Insurance and Annuity Company; ReliaStar Life Insurance Company; ReliaStar Company of New York; Security Life of Denver; ING USA Annuity and Life Insurance Company and ING Life Insurance Company of America. ING uses a variety of financial and accounting techniques to allocate resources and profits across the organization. These methods may take the form of cash payments to affiliates. These methods do not impact the costs incurred when investing in one of the Portfolios. Additionally, if a Portfolio is not sub-advised or is sub-advised by an ING entity, ING may retain more revenue than on those Portfolios it must pay to have sub-advised by non-affiliated entities. Management personnel of ING may receive additional compensation if the overall amount of investments in Portfolios advised by ING meets certain target levels or increases over time.

The insurance companies through which investors hold shares of the Portfolios may also pay fees to third parties in connection with distribution of Variable Contracts and for services provided to Variable Contract owners. Neither the Portfolios, nor the Advisers or the Distributor are a party to these arrangements. Investors should consult the prospectus and statement of additional information for their Variable Contracts for a discussion of these payments.

Ultimately, the agent or broker selling the Variable Contract to you could have a financial interest in selling you a particular product to increase the compensation they receive. Please make sure you read fully each prospectus and discuss any questions you have with your agent or broker.

Interests of the Holders of Variable Contracts and Qualified Plans

Each Portfolio is available to serve as an investment option offered through Variable Contracts and Qualified Plans. The Portfolios also may be made available to certain investment advisers and their affiliates in connection with the creation or management of a Portfolio, certain other investment companies and other investors as permitted by the diversification and other requirements under Section 817(h) of the Internal Revenue Code of 1986, as amended and the underlying U.S. Treasury Regulations. The Portfolios currently do not foresee any disadvantages to investors if a Portfolio serves as an investment option for Variable Contracts and offers its shares directly to Qualified Plans and other permitted investors. However, it is possible that the interest of owners of Variable Contracts, Qualified Plans and other permitted investors, for which a Portfolio serves as an investment option, might at some time be in conflict because of differences in tax treatment or other considerations. The Board directed DSL to monitor events to identify any material conflicts between Variable Contract owners, Qualified Plans and other permitted investors and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in a Portfolio might be required to redeem the investment of one or more of its separate accounts from the Portfolio or a Qualified Plan, investment company or other permitted investor might be required to redeem its investment, which might force the Portfolio to sell securities at disadvantageous prices. The Portfolios may discontinue sales to a Qualified Plan and require plan participants with existing investments in the Portfolios to redeem those investments if the Qualified Plan loses (or in the opinion of the Advisers, is at risk of losing) its Qualified Plan status.

Pricing of Portfolio Shares

Investments will be processed at the net asset value (“NAV”) next calculated after an order is received and accepted by a Portfolio or its designated agent. In order to receive a day’s price, your order must be received by the close of regular trading (“Market Close”) on the NYSE (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE). The Portfolios reserve the right to suspend the offering of shares or to reject any specific purchase order. The Portfolios may suspend redemptions or postpone payments when the NYSE is closed or when trading is restricted for any reason or under emergency circumstances as determined by the SEC.

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More Information  (continued) Purchase and Redemption of Shares

Purchases and redemptions of shares may be made only by separate accounts of insurance companies for the purpose of funding Variable Contracts, Qualified Plans, other investment companies or other permitted investors. Certain Portfolios may not be available as investment options in your Variable Contract, through your Qualified Plan or other investment company. Please refer to the prospectus for the appropriate insurance company separate account, investment company or your plan documents for information on how to direct investments in, or redemptions from, an investment option corresponding to one of the Portfolios and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Trust’s behalf.

Each Portfolio’s shares may be purchased by other investment companies, including through funds-of-funds arrangements with ING affiliated funds. In some cases, the Portfolio may serve as a primary or significant investment vehicle for a fund-of-funds. From time to time, a Portfolio may experience large investments or redemptions due to allocations or rebalancings by these funds-of-funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, a Portfolio may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover. The Advisers and Sub-Advisers will monitor transactions by the funds-of-funds and will attempt to minimize any adverse effects on the Portfolio as a result of these transactions. So long as a Portfolio accepts investments by other investment companies it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.

Frequent Trading – Market Timing

The Portfolios are intended for long-term investment and not as short-term trading vehicles. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers should not purchase shares of a Portfolio. Shares of the Portfolios are primarily sold through omnibus account arrangements with financial intermediaries, as investment options for the Variable Contracts issued by insurance companies, and as investment options for Qualified Plans. Omnibus accounts generally do not identify customers’ trading activity on an individual basis. The Portfolios’ administrator has agreements which require such intermediaries to provide detailed account information including trading history, upon request of the Portfolio.

The Portfolios rely on the financial intermediaries to monitor frequent, short-term trading within a Portfolio by their customers. You should review the materials provided to you by your financial intermediary, including, in the case of a Variable Contract, the prospectus that describes the contract, or in the case of a Qualified Plan, the plan documentation for its policies regarding frequent, short-term trading. With trading information received as a result of these agreements, a Portfolio may make a determination that certain trading activity would be harmful to the Portfolio and its shareholders, even if such activity is not strictly prohibited by the intermediaries’ excessive trading policy. As a result, a shareholder investing directly or indirectly in a Portfolio may have their trading privileges suspended without violating the stated excessive trading policy of the intermediary. The Portfolios reserve the right, in their sole discretion and without prior notice, to reject, restrict or refuse purchase orders, whether directly or by exchange, including purchase orders that have been accepted by a financial intermediary. The Portfolios seek assurances from financial intermediaries that they have procedures adequate to monitor and address frequent short-term trading. There is, however, no guarantee that the procedures of the financial intermediaries will be able to curtail frequent, short-term trading activity.

The Portfolios believe that market timing or frequent, short-term trading in any account, including a Variable Contract or Qualified Plan account, is not in the best interest of the Portfolios or their shareholders. Due to the disruptive nature of this activity, it can adversely impact the ability of each Adviser or a Sub-Adviser to invest assets in an orderly, long-term manner. Frequent trading can disrupt the management of the Portfolios and raise their expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; lost opportunity costs; and large asset swings that decrease the Portfolios’ ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on the Portfolios’ performance.

Portfolios that invest in foreign securities may present greater opportunities for market timers and thus be at a greater risk for excessive trading. If an event occurring after the close of a foreign market, but before the time a Portfolio computes its current NAV, causes a change in the price of the foreign security and such price is not reflected in the Portfolio’s current NAV, investors may attempt to take advantage of anticipated price movements in securities held by the Portfolios based on such pricing discrepancies. This is often referred to as “price arbitrage.” Such price arbitrage
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More Information  (continued) opportunities may also occur in Portfolios which do not invest in foreign securities. For example, if trading in a security held by a Portfolio is halted and does not resume prior to the time the Portfolio calculates its NAV, such “stale pricing” presents an opportunity for investors to take advantage of the pricing discrepancy. Similarily, Portfolios that hold thinly-traded securities, such as certain small-capitalization securities, may be exposed to varying levels of pricing arbitrage. The Portfolios have adopted fair valuation policies and procedures intended to reduce the Portfolios’ exposure to price arbitrage, stale pricing and other potential pricing discrepancies, however, to the extent that a Portfolio’s NAV does not immediately reflect these changes in market conditions, short-term trading may dilute the value of Portfolio shares, which negatively affects long-term shareholders.

Although the policies and procedures known to the Portfolios that are followed by the financial intermediaries that use the Portfolios and the monitoring by the Portfolios are designed to discourage frequent, short-term trading, none of these measures can eliminate the possibility that frequent, short-term trading activity in the Portfolios will occur. Moreover, decisions about allowing trades in the Portfolios may be required. These decisions are inherently subjective, and will be made in a manner that is in the best interest of a Portfolio’s shareholders.

Portfolio Holdings Disclosure Policy

A description of the policies and procedures with respect to the disclosure of each Portfolio’s portfolio securities is available in the SAI. Each Portfolio posts its portfolio holdings schedule on its website on a calendar-quarter basis and makes it available 30 calendar days following the end of the previous calendar quarter. The portfolio holdings schedule is as of the last day of the previous calendar quarter (e.g., each Portfolio will post the quarter ending June 30 holdings on July 31). A Portfolio may also post its complete or partial portfolio holdings on its website as of a specified date.

Each Portfolio’s portfolio holdings schedule will, at a minimum, remain available on the Portfolios’ website until the Portfolio files a Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the website information is current. The Portfolios’ website is located at www.ingfunds.com.

Reports to Shareholders

The fiscal year of each Portfolio ends on December 31. Each Portfolio will send financial statements to its shareholders at least semi-annually. An annual shareholder report containing financial statements audited by the independent registered public accounting firm will be sent to shareholders each year.

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Net Asset Value

The NAV per share for each class of each Portfolio is determined each business day as of Market Close on the NYSE. The Portfolios are open for business every day the NYSE is open. The NYSE is closed on all weekends and on all national holidays and Good Friday. Portfolio shares will not be priced on those days. The NAV per share of each class of each Portfolio is calculated by taking the value of the Portfolio’s assets attributable to that class, subtracting the Portfolio’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding.

In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest, approximates market value. Securities prices may be obtained from automated pricing services. Shares of investment companies held by a Portfolio will generally be valued at the latest NAV reported by those companies. The prospectuses for those investment companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Trading of foreign securities may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may occur on weekends or holidays when a Portfolio’s NAV is not calculated. As a result, the NAV of a Portfolio may change on days when shareholders will not be able to purchase or redeem a Portfolio’s shares.

When market quotations are not available or are deemed unreliable, the Portfolio will use a fair value for the security that is determined in accordance with procedures adopted by a Portfolio’s Board. The types of securities for which such fair value pricing might be required include, but are not limited to:

  Foreign securities, where a foreign security whose value at the close of the foreign market on which it principally trades likely would have changed by the time of the close of the NYSE, or the closing value is otherwise deemed unreliable;
  Securities of an issuer that has entered into a restructuring;
  Securities whose trading has been halted or suspended;
  Fixed-income securities that have gone into default and for which there are no current market value quotations; and
  Securities that are restricted as to transfer or resale.

The Portfolios or the Advisers may rely on the recommendations of a fair value pricing service approved by the Portfolios’ Board in valuing foreign securities. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. Each Adviser makes such determinations in good faith in accordance with procedures adopted by the Portfolios’ Board. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a Portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Portfolio determines its NAV per share.
When an insurance company or Qualified Plan is buying shares of the Portfolios, it will pay the NAV that is next calculated after the order from the insurance company’s Variable Contract holder or Qualified Plan participant is received in proper form. When an insurance company or Qualified Plan is selling shares, it will normally receive the NAV that is next calculated after the order from the insurance company’s Variable Contract holder or Qualified Plan participant is received in proper form.

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Management of the Portfolios

Advisers

DSL, a Delaware limited liability company, serves as the investment adviser to each of the Portfolios except ING Clarion Global Real Estate Portfolio. ING Investments, an Arizona limited liability company, serves as the investment adviser to ING Clarion Global Real Estate Portfolio. DSL and ING Investments have overall responsibility for the management of each of their respective Portfolios. DSL and ING Investments provide or oversee all investment advisory and portfolio management services for each of their respective Portfolios. DSL and ING Investments are registered with the SEC as investment advisers and DSL is registered with FINRA as a broker-dealer.

On December 29, 2006, an internal reorganization was undertaken in which Directed Services, Inc. (“DSI”), a former adviser to the Portfolios except ING Clarion Global Real Estate Portfolio, was reorganized into a limited liability company and it became a wholly-owned subsidiary of ING Life Insurance and Annuity Company. The resulting company was DSL, a registered investment adviser and broker-dealer. As a result of this reorganization, DSI’s advisory contracts were assumed by DSL.

DSL and ING Investments are indirect, wholly-owned subsidiaries of ING Groep. ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services to over 75 million private, corporate and institutional clients in more than 50 countries. With a diverse workforce of about 125,000 people, ING comprises a broad spectrum of prominent companies that increasingly serve their clients under the ING brand.

As of December 31, 2008, DSL managed approximately $34.2 billion in registered investment company assets. DSL’s principal offices are located at 1475 Dunwoody Drive, West Chester, PA 19380. ING Investments became an investment management firm in April 1995, and serves as investment adviser to registered investment companies as well as structured finance vehicles. ING Investments’ principal offices are located at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258. As of December 31, 2008, ING Investments had approximately $35.7 billion in registered investment company assets.

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Management of the Portfolios (continued)

Advisory Fees

DSL or ING Investments receive a monthly fee for their services based on the average daily net assets of each of their respective Portfolios (or the combined net assets of two or more Portfolios).

The following table shows the aggregate annual advisory fee paid by each Portfolio for the most recent fiscal year as a percentage of each Portfolio’s average daily net assets:

Portfolio	Advisory Fees (as a % of average daily net assets)
ING AllianceBernstein Mid Cap Growth	0.77%
ING Artio Foreign	0.87%
ING BlackRock Large Cap Growth	0.80%
ING Clarion Global Real Estate	0.79%
ING Evergreen Health Sciences	0.75%
ING Evergreen Omega	0.60%
ING FMRSM Diversified Mid Cap	0.63%
ING Focus 5	0.32%
ING Franklin Income	0.64%
ING Franklin Mutual Shares(1)	0.78%
ING Global Resources	0.64%
ING Janus Contrarian	0.74%
ING JPMorgan Emerging Markets Equity	1.25%
ING Marsico Growth	0.77%
ING Marsico International Opportunities	0.54%
ING MFS Total Return	0.66%
ING MFS Utilities	0.60%
ING Multi-Manager International Small Cap(1)	1.00%
ING Oppenheimer Main Street®	0.66%
ING PIMCO Global Advantage Bond(2)	0.93%
ING PIMCO Total Return Bond	0.56%
ING Pioneer Mid Cap Value	0.64%
ING T. Rowe Price Capital Appreciation	0.64%
ING T. Rowe Price Equity Income	0.64%
ING Templeton Global Growth	0.88%
ING Van Kampen Capital Growth	0.65%
ING Van Kampen Global Franchise	0.97%
ING Van Kampen Growth and Income	0.64%
(1)	Because the Portfolio did not have a full calendar year of operations as of December 31, 2008, the advisory fee for the Portfolio reflects the current contract rate.
(2)	Because the Portfolio had not commenced operations as of December 31, 2008, the advisory fee for the Portfolio reflects the current contract rate.

For more information regarding the Board’s approval of the investment advisory and investment sub-advisory relationships, please refer to the Portfolios’ annual shareholder report dated (except ING PIMCO Global Advantage Bond Portfolio) annual shareholder report dated December 31, 2008. For more information regarding the Board’s approval of the investment advisory and investment sub-advisory relationships for ING PIMCO Global Advantage Bond Portfolio, please refer to the Portfolio’s annual shareholder report to be dated June 30, 2009.

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Management of the Portfolios (continued) Sub-Advisers

The Advisers have engaged one or more sub-advisers to provide the day-to-day management of each Portfolio’s portfolio. Some of these sub-advisers are affiliates of DSL and ING Investments, and some are independent.

DSL and ING Investments, subject to the supervision of the Board, each act as a ‘‘manager-of-managers’’ for their respective Portfolios. DSL and ING Investments delegate to the sub-advisers of the Portfolios the responsibility for investment management, subject to DSL’s or ING Investments’ oversight. DSL and ING Investments are responsible for monitoring the investment program and performance of the sub-advisers of the Portfolios.

From time to time, DSL or ING Investments may also recommend the appointment of additional sub-advisers or replacement of non-affiliated sub-advisers to the the Portfolios’ Board. It is not expected that DSL or ING Investments would normally recommend replacement of an affiliated sub-adviser as part of their oversight responsibilities. The Portfolios, DSL and ING Investments have received exemptive relief from the SEC to permit DSL or ING Investments, with the approval of the the Portfolios’ Board, to appoint an additional non-affiliated sub-adviser or to replace an existing sub-adviser with a non-affiliated sub-adviser as well as change the terms of a contract with a non-affiliated sub-adviser, without submitting the contract to a vote of the shareholders. A Portfolio will notify shareholders of any change in the identity of the sub-adviser of the Portfolio or the addition of a sub-adviser to the Portfolio. In this event, the name of a Portfolio and its investment strategies may also change.

Under the terms of a sub-advisory agreement, an agreement can be terminated by either DSL, ING Investments or the Portfolios’ Board. In the event a sub-advisory agreement is terminated, the sub-adviser may be replaced subject to any regulatory requirements or DSL or ING Investments may assume day-to-day investment management of the Portfolios.

ING AllianceBernstein Mid Cap Growth Portfolio

AllianceBernstein L.P.

AllianceBernstein L.P. (“AllianceBernstein”) is a leading global investment management firm supervising client accounts with assets totaling approximately $462 billion, as of December 31, 2008. AllianceBernstein provides investment management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. AllianceBernstein is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. The principal address of AllianceBernstein is 1345 Avenue of the Americas, New York, NY 10105.

As of December 31, 2008, AllianceBernstein Holding L.P. owns approximately 34.3% of the units of limited partnership interest in AllianceBernstein. AXA Financial, Inc. owns approximately 62% of the outstanding publicly traded AllianceBernstein Holding Units and approximately 1% of the outstanding AllianceBernstein Units which, including the general partnership interests AllianceBernstein and AllianceBernstein Holding, represents a 62.4% economic interest in AllianceBernstein. AXA Financial, Inc. is a wholly-owned subsidiary of AXA, one of the largest global financial services organizations.

The following individuals jointly share responsibility for the day-to-day management of the Portfolio and have co-managed the Portfolio since November 2008:

Bruce K. Aronow, Senior Vice President, Portfolio Analyst/Manager and US Small/SMID Cap Growth Team Leader, serves as team leader for the US Small/SMID Cap Growth products, a role he’s held since 2000. He is also responsible for research and portfolio management for the US Small/SMID Cap Growth consumer and commercial sectors. Prior to joining the firm in 1999, Mr. Aronow was responsible for research and portfolio management for the small cap consumer and autos/transportation sectors at INVESCO (NY) (formerly Chancellor Capital Management). He joined Chancellor in 1994 as a small cap analyst primarily focusing on autos/transportation, specialty finance and consumer-related companies. Previously, Mr. Aronow was a senior associate with Kidder, Peabody & Company for five years. He served as a recent graduate member on the Board of Trustees of Colgate University from 1990-1993. Mr. Aronow is a CFA Charterholder.

William D. Baird, Senior Vice President and Senior Portfolio Manager for AllianceBernstein’s US Growth Equity and US Research Growth services. Mr. Baird joined the US Research Growth team in September 2008, in addition to his responsibilities on the US Growth team. He joined Alliance Capital in 1994 as a quantitative analyst before moving into Portfolio Management. Prior to joining the firm, Mr. Baird was an assistant portfolio manager in the domestic equity group at Chase Manhattan’s Private Bank for one year.

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Management of the Portfolios (continued) John Fogarty, Sr. Vice President and Head of Alliance Mid Cap Growth, was a portfolio manager on the Alliance Large Cap Growth team from 1997-2003. Mr. Fogarty left Alliance in 2003 to spend nearly three years engaged in long/short hedge fund management with a focus on the consumer sector. He returned to AllianceBernstein in 2006 to co-manage the AllianceBernstein Mid Cap Growth portfolio. In that role, Mr. Fogarty focused on building out the firm’s fundamental research capabilities on mid-cap stocks. Mr. Fogarty began his career performing quantitative research and portfolio analytics at Alliance Capital in 1992. Mr. Fogarty is a CFA Charterholder.

Lisa A. Shalett, Executive Vice President of AllianceBernstein and Global Head of Alliance Growth Equities, joined Bernstein in 1995 and has been Executive Vice President of AllianceBernstein since November 2002. In February 2007, she joined the management team of Alliance Growth Equities as the Global Research Director and was named Global Head of Growth Equities in January 2008. For the four years prior, Ms. Shalett was Chair and Chief Executive Officer of Sanford C. Bernstein LLC, the firm’s institutional research brokerage business. Previously, Ms. Shalett served as Director of Global Research for the sell side and served as senior research analyst covering capital goods and diversified industrials and was among the top rated by clients in external polls. Before joining Bernstein, she spent six years as a management consultant at the Boston Consulting Group in New York, covering consumer and technology-intensive industries.

Vadim Zlotnikov, Executive Vice President, was named Chief Investment Officer of Growth Equities and head of Growth Portfolio Analytics in January 2008. Among his roles is primary responsibility for overseeing the development and implementation of quantitative tools in applications ranging from portfolio construction to risk management to new product design. Before undertaking his current position, he was the chief investment strategist for Sanford C. Bernstein’s institutional research unit from 2002 to 2007, where he was responsible for developing portfolio recommendations for the U.S. market. Additionally he was responsible for separate Quantitative Analysis and Technology Sector Strategy products. Previously, Mr. Zlotnikov was an analyst covering PC and semiconductor industries, and launched the Technology Strategy product in 1996. Prior to joining the firm in 1992, he spent six years as a management consultant with Booz, Allen & Hamilton, conducting a broad range of strategic and operational studies for technology companies. Mr. Zlotnikov also worked for Amoco Technology Company as a director of electronic ventures, and spent two years as a research engineer with AT&T Bell Laboratories. He was named to the Institutional Investor All-America Research Team in Semiconductor Components, Strategy, and Quantitative Research categories.

ING Artio Foreign Portfolio

Artio Global Management LLC

Since September 2, 2003, Artio Global Management LLC (“Artio Global”), formerly Julius Baer Investment Management LLC, has served as the Sub-Adviser to the Portfolio. Artio Global is a Delaware limited liability company which is a wholly-owned subsidiary of Artio Global Investors Inc. (formerly, Julius Baer Americas Inc.) which in turn is a wholly-owned subsidiary of Swiss-based Julius Baer Holding Ltd. As of December 31, 2008, Artio Global Management LLC has over $45 billion in assets under management and specializes in the management of international and global equities and fixed-income portfolios. The principal address of Artio Global Investors Inc. is 330 Madison Avenue, New York, New York 10017.

The following individuals jointly share responsibility for the day-to-day management of the Portfolio and have co-managed the Portfolio since September 2003.

Richard Pell, Chief Investment Officer and Chief Executive Officer, has been with Artio Global since January 1995.

Rudolph-Riad Younes, CFA, Managing Director and Head of International Equity, has been with Artio Global since September 1993.

ING BlackRock Large Cap Growth Portfolio

BlackRock Investment Management, LLC

BlackRock Investment Management, LLC (“BlackRock Investment Management”) serves as the Sub-Adviser to the Portfolio, and is an indirect wholly-owned subsidiary of BlackRock, Inc. The principal address of BlackRock Investment Management is 800 Scudders Mill Rd., Plainsboro, NJ 08536.

As of December 31, 2008, BlackRock Investment Management and its affiliates had over $1.31 trillion in investment company and other portfolio assets under management.

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Management of the Portfolios (continued) The Portfolio is supported by a team of investment professionals who are responsible for investment research and selection. Robert C. Doll, Jr. is the Portfolio’s portfolio manager and Daniel Hanson is the Portfolio’s associate portfolio manager. Mr. Doll is primarily responsible for the day-to-day management of the Portfolio and has manged the Portfolio since its inception. Mr. Hanson has co-managed the Portfolio since March 2008.

Robert C. Doll, CFA, Vice Chairman and Director of BlackRock Investment Management is BlackRock’s Global Chief Investment Officer for Equities and a member of the Executive, Operating and Leadership Committees. Mr. Doll is also head of the U.S. Large Cap Series equity team and has primary portfolio management responsibility for these products. Mr. Doll’s service with BlackRock Investment Management dates back to 1999, including his years with Merrill Lynch Investment Managers (“MLIM”), which merged with BlackRock Investment Management in 2006. At MLIM, he served as the President and Chief Investment Office, Senior Portfolio Manager and Team Leader. He was also a member of the Merrill Lynch & Co., Inc. Executive Management Committee and was the Senior Fund Manager of the Merrill Lynch Large Cap Series Funds. Mr. Doll joined MLIM in June 1999 as the Chief Investment Officer for Equities, and later that year was promoted to the position of Global Chief Investment Officer. Prior to joining MLIM, Mr. Doll served as the Chief Investment Officer of Oppenheimer Funds, Inc., during which time he directed a 100-member investment staff and managed the firm’s $100 billion in assets. In addition, he served as a member of the Executive Committee.

Daniel Hanson, CFA, Director and associate portfolio manager is a member of BlackRock’s U.S. Large Cap Series equity team. Mr. Hanson’s service with BlackRock Investment Management dates back to 2003, including his years with Merrill Lynch Investment Managers (“MLIM”), which merged with BlackRock Investment Management in 2006. At MLIM, he was responsible for fundamental research for large cap equities. Prior to joining MLIM in 2003, he was an investment banker at Bear Stearns advising on equity and debt financings and mergers and acquisitions in the healthcare sector. Earlier at Bear Stearns he was a high-yield securities analyst, focusing on healthcare and financials. Prior to that, he traded collateralized mortgage obligations, and was assistant portfolio manger in charge of fixed-income accounts at Pine Tree Capital. He began his career on Wall Street as a research analyst for economist Sam Nakagama.

ING Clarion Global Real Estate Portfolio

ING Clarion Real Estate Securities L.P.

Founded in 1969, ING Clarion Real Estate Securities L.P. (“ING CRES”), a Delaware limited partnership, is registered with the SEC as an investment adviser. ING CRES is an indirect, wholly-owned subsidiary of ING Groep and is an affiliate of ING Investments. The principal address of ING CRES is 201 King of Prussia Road, Suite 600, Radnor, PA 19087. ING CRES is in the business of providing investment advice to institutional and individual client accounts that, as of December 31, 2008, were valued at approximately $10.8 billion.

The following individuals jointly share responsibility for the day-to-day management of the Portfolio. Ms. Ferguson and Mr. Burton have co-managed the Portfolio since January 2006 and Mr. Smith has co-managed the Portfolio since February 2007.

Steven D. Burton, Managing Director and Portfolio Manager, is a member of ING CRES’ Investment Committee. He is also responsible for evaluating the investment potential of public real estate companies outside of the United States. Mr. Burton joined ING CRES in 1995.

T. Ritson Ferguson, Chief Investment Officer (“CIO”) and Portfolio Manager. Mr. Ferguson has served as Co-CIO and more recently CIO of ING CRES since 1991.

Joseph P. Smith, Managing Director and Portfolio Manager, is a member of the Investment Policy Committee. Mr. Smith joined ING CRES in 1997.

ING Evergreen Health Sciences Portfolio and ING Evergreen Omega Portfolio

Evergreen Investment Management Company, LLC

Evergreen Investment Management Company, LLC (“EIMC”) is the Sub-Adviser for the Portfolio. EIMC has been managing mutual funds and private accounts since 1932 and managed over $175 billion in assets for the Evergreen funds as of December 31, 2008. The principal address of EIMC is 200 Berkeley Street, Boston, Massachusetts 02116-5034.

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Management of the Portfolios (continued) ING Evergreen Health Sciences Portfolio

The following individual is responsible for the day-to-day management of the ING Evergreen Health Sciences Portfolio and has managed the Portfolio since March, 2007.

Robert Junkin, Portfolio Manager, served as a portfolio manager for John Hancock Financial Services from 2003 to March 2007. Previously, he served as an investment analyst and co-manager for Pioneer Investments from 1997 through 2002.

ING Evergreen Omega Portfolio

The following individual is responsible for the day-to-day management of the ING Evergreen Omega Portfolio and has managed the Portfolio since June 2006.

Aziz Hamzaogullari is a Managing Director and Director of Research with the Fundamental Equity Team at EIMC. He has been with EIMC since 2001 and previously served as a Senior Equity Analyst for Manning & Napier Advisers, Inc.

ING FMRSM Diversified Mid Cap Portfolio

Fidelity Management & Research Company

While Fidelity Management & Research Company (“FMR LLC”) is the sub-adviser to the Portfolio, the day to day management decisions for the Portfolio are made by Fidelity Management & Research Company, Inc. (“FMRC”), a wholly-owned subsidiary of FMR LLC, which serves as sub-sub-adviser to the Portfolio. FMR LLC as successor by merger to FMR Corp., is the ultimate parent company of FMR and FMRC. The voting common shares of FMR LLC are divided into two series. Series B is held predominantly by members of the Edward C. Johnson III family, directly or through trust and limited liability companies, and is entitled to 49% of the vote on any matter acted upon by the voting common shares. Series A is held predominantly by non–Johnson family member employees of FMR LLC and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Series B shareholders have entered into a shareholders’ voting agreement under which all Series B shares will be voted in accordance with the majority vote of Series B shares. Under the 1940 Act, as amended, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting securities of that company. Therefore, through their ownership of voting common shares and the execution of the shareholders’ voting agreement, members of the Johnson family may be deemed, under the 1940 Act, as amended, to form a controlling group with respect to FMR LLC.

The principal address of FMR and FMRC is 82 Devonshire Street, Boston, MA 02109. As of December 31, 2008, FMR managed approximately $1,246.8 billion in mutual fund assets.

The following individual is responsible for the day-to-day management of the Portfolio and has managed the Portfolio since February 2004.

Tom Allen, Vice President of FMR and Portfolio Manager joined Fidelity Investments in 1995. Since that time, Mr. Allen has worked as a research analyst and manager.

ING Focus 5 Portfolio and ING Global Resources Portfolio

ING Investment Management Co.

ING Investment Management Co. (“ING IM”), a Connecticut corporation, serves as the Sub-Adviser to the Portfolio. ING IM also serves as an investment adviser to other registered investment companies (or series thereof), as well as to privately managed accounts.

Founded in 1972, ING IM is registered as an investment adviser with the SEC. ING IM is an indirect, wholly-owned subsidiary of ING Groep and is an affiliate of the Adviser. ING IM has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972.

As of December 31, 2008, ING IM managed approximately $54.3 billion in assets. The principal address of ING IM is 230 Park Avenue, New York, New York 10169.

ING Focus 5 Portfolio

The following individual is solely responsible for the day-to-day management of the ING Focus 5 Portfolio and has managed the Portfolio since 2007.

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Management of the Portfolios (continued) Vincent Costa is Head of Quantitative Equity, responsible for leading the portfolio management effort and overseeing research for quantitative equity products. These products include index, enhanced index, and active quantitative funds. Mr. Costa joined ING Investment Management in April 2006 as Head of Portfolio Management for Quantitative Equity. Prior to joining ING, Mr. Costa was with Merrill Lynch Investment Management, where he worked for seven years in quantitative equity leadership positions. Most recently, he served as managing director and head of their quantitative investments organization where he had overseen some $60 billion in assets across 70 funds. Prior to that Mr. Costa worked at Bankers Trust Company as a Senior Portfolio Manager, managing global index and enhanced index products.

ING Global Resources Portfolio

The following individuals jointly share responsibility for the day-to-day management of the ING Global Resources Portfolio. Mr. Powers has co-managed the Portfolio since December 2007 and Mr. Corapi has co-managed the Portfolio since January 2009.

Christopher F. Corapi, Portfolio Manager and Director of Fundamental Equity Research, joined ING IM in February 2004. Prior to joining ING IM, Mr. Corapi served as Global Head of Equity Research at Federated Investors since 2002. He served as Head of U.S. Equities and portfolio manager at Credit Suisse Asset Management beginning in 2000 and Head of Emerging Markets Research at JPMorgan Investment Management beginning in 1998.

David Powers, CFA, joined ING IM in June 2007 as a Senior Sector Analyst on the fundamental research team, covering the telecommunication services, utilities, and materials sectors. Prior to joining ING IM, Mr. Powers has held several senior investment positions including portfolio manager with Federated Investors since June 2001. Prior to that, he was associate director of research for global equities. Mr. Powers began his investment career at the State Teachers Retirement System of Ohio and held numerous positions including co-portfolio manager.

ING Franklin Income Portfolio

Franklin Advisers, Inc.

The Adviser has engaged Franklin Advisers, Inc. (“Franklin”) to serve as Sub-Adviser to the ING Franklin Income Portfolio. Franklin is a wholly-owned subsidiary of Franklin Resources, Inc. The principal addres of Franklin is One Franklin Parkway, San Mateo, California 94403-1905. As of December 31, 2008, Franklin and its affiliates had over $416 billion in assets under management.

The following individuals jointly share responsibility for the day-to-day management of the Portfolio and have co-managed the Portfolio since April 2006.

Charles B. Johnson, has served as Chairman of the Board of Franklin Resources, Inc. as well as Director of various Franklin Templeton Funds since 2003. From 1969 to December 2003, Mr. Johnson served as the CEO of Franklin. He joined Franklin in 1957.

Edward D. Perks, CFA is Senior Vice President of Franklin. Since 1994, Mr. Perks has worked as a research analyst and portfolio manager at Franklin. He joined Franklin in 1992.

ING Franklin Mutual Shares Portfolio

Franklin Mutual Advisers, LLC

The Adviser has engaged Franklin Mutual Advisers, LLC (“Franklin Mutual”) to serve as Sub-Adviser to the Portfolio. Franklin Mutual is an indirect wholly-owned subsidiary of Franklin Resources, Inc. The principal address of Franklin Mutual is 101 John F. Kennedy Parkway, Short Hills, NJ 07078. As of December 31, 2008, Franklin Mutual and its affiliates had over $416 billion in assets under management. The Portfolio is managed by a team of dedicated professionals focused on investments in equity securities they consider to be undervalued.

The following individuals jointly share responsibility for the day-to-day management of the Portfolio and have co-managed the Portfolio since April 2007.

Peter Langerman is Chairman, President, Chief Executive Officer of Franklin Mutual. Mr. Langerman rejoined Franklin Templeton Investments in 2005. He joined Franklin Templeton Investments in 1996, serving in various capacities, including President and Chief Executive Officer of Franklin Mutual before leaving in 2002 and serving as director of the Division of Investment of New Jersey’s Department of the Treasury, overseeing employee pension funds. Between 1986 and 1996, Mr. Langerman was employed at Heine Securities Corporation.

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Management of the Portfolios (continued) F. David Segal, CFA, joined Franklin Templeton Investments in 2002. Prior to that, he was an analyst in the Structured Finance Group of Metlife for the period 1999-2002.

Deborah A. Turner, Assistant Portfolio Manager, has been with Franklin Templeton Investments since 1996. Between 1993-1996, Ms. Turner was employed at Heine Securities Corporation.

ING Janus Contrarian Portfolio

Janus Capital Management LLC

Janus Capital Management LLC (“Janus Capital”) and its predecessor firm have managed the Portfolio since its inception. Janus Capital has been an investment adviser since 1969 and provides advisory services to managed accounts and investment companies. The principal address of Janus Capital is 151 Detroit Street, Denver, Colorado 80206.

Janus Capital is a direct subsidiary of Janus Capital Group Inc. (“JCG”) which owns approximately 95% of Janus Capital, with the remaining 5% held by Janus Management Holdings Corporation. JCG is a publicly traded company with principal operations in the financial asset management businesses. As of December 31, 2008, JCG assets under management were approximately $123.5 billion.

The following individual is responsible for the day-to-day management of the Portfolio and has managed the Portfolio since October 2000.

David C. Decker, CFA, Portfolio Manager, is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1992 as a research analyst and has acted as Portfolio Manager of other Janus-advised mutual funds since 1996.

ING JPMorgan Emerging Markets Equity Portfolio

J.P.Morgan Investment Management Inc.

J.P. Morgan Investment Management Inc. (“JPMorgan”) serves as the Sub-Adviser to the Portfolio and is an indirect wholly-owned subsidiary of JPMorgan Chase & Co., a bank holding company. JPMorgan also provides discretionary investment services to institutional clients and is principally located at 245 Park Avenue, New York, New York 10167. As of December 31, 2008, JPMorgan and its affiliates had $1.133 trillion in assets under management.

The following individuals jointly share responsibility for the day-to-day management of the Portfolio. Mr. Forey has co-managed the Portfolio since April 2005. Mr. Ansary and Mr. Mattiko have co-managed the Portfolio since September 2005. Mr. Richdale and Mr. Titherington have co-managed the Portfolio since February 2009.

Ashraf el Ansary, Portfolio Manager, has been an employee at JPMorgan since 1999 and is a Global Emerging Markets Portfolio Manager. Prior to joining the Global Team, Mr. el Ansary was an investment manager responsible for Eastern and Emerging European equities and is a Middle Eastern country specialist within the Emerging Markets Equity Team.

Austin Forey, Primary Portfolio Manager and Managing Director, has been at JPMorgan (or one of its predecessors) since 1988 and is responsible for Global Emerging Markets portfolios, a role he has fulfilled since 1994. Prior to this he worked in the UK market, where he was deputy head of UK research.

Greg Mattiko, CFA and Portfolio Manager, CFA joined the Emerging Markets Equity Team in 2002 and brings a decade of experience to this role. Prior to joining JPMorgan, Mr. Mattiko was a director of portfolio management for Value Management & Research AG, based in Kronberg, Germany for seven years, where he was responsible for European Long/Short, European Technology, Global, and U.S. equity funds.

Luke Richdale, Vice President, is a Portfolio Manager for Global Emerging Markets equities in the Emerging Markets Equity Team. An employee since 1993, Luke was previously managing Latin American portfolios and responsible for equity research for the South African market. Prior to this he worked as an investment manager covering Mediterranean markets in the EMEA region. Before this, Luke worked in the Group’s Bahrain office as a manager focusing on Middle Eastern capital markets.

Richard Titherington, Managing Director, is the chief investment officer and is head of the Emerging Markets Equity Team. An employee since 1986, Richard transferred to the Pacific Regional Group in 1994. He was appointed as a managing director in April 2001 and appointed global head of the emerging markets business in December 2001. Prior to 1994, Richard was a US and international pension fund manager, working in the UK until he transferred to Hong Kong in 1992. Before joining the firm, Richard spent two years as an analyst with UKPI in London.

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Management of the Portfolios (continued) ING Marsico Growth Portfolio and ING Marsico International Opportunities Portfolio

Marsico Capital Management, LLC

Marsico Capital Management, LLC (“Marsico”) is located at 1200 Seventeenth Street, Suite 1600, Denver, Colorado 80202. Marsico was organized in September 1997 as a registered investment adviser and is an independently-owned investment management firm. Marsico provides investment services to mutual funds and private accounts and, as of December 31, 2008, had approximately $56 billion under management. Thomas F. Marsico is the founder and Chief Executive Officer of Marsico.

ING Marsico Growth Portfolio

The following individual is responsible for the day-to-day management of the ING Marsico Growth Portfolio and has managed the Portfolio since January 2003.

Thomas F. Marsico is the Chief Investment Officer of Marsico and manages the investment program of the ING Marsico Growth Portfolio. Mr. Marsico has over 20 years of experience as a securities analyst and a portfolio manager.

ING Marsico International Opportunities Portfolio

The following individual is responsible for the day-to-day management of the ING Marsico International Opportunities Portfolio and has managed the Portfolio since April 2005.

James G. Gendelman, Portfolio Manager, joined Marsico in May 2000. Prior to that, Mr. Gendelman spent 13 years as a Vice President of International Sales for Goldman, Sachs & Co. Mr. Gendelman was a certified public accountant for Ernst & Young from 1983-1985.

ING MFS Total Return Portfolio and ING MFS Utilities Portfolio

Massachusetts Financial Services Company

Massachusetts Financial Services Company (“MFS”) has managed the Portfolio since its inception. MFS is the oldest U.S. mutual fund organization. MFS and its predecessor organizations have managed money since 1924 and founded the first mutual fund in the United States. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services organization). The principal address of MFS is 500 Boylston Street, Boston, Massachusetts 02116. Net assets under management of the MFS organization were approximately $127.6 billion as of December 31, 2008.

ING MFS Total Return Portfolio

The following individuals jointly share responsibility for the day-to-day management of the ING MFS Total Return Portfolio. Mr. Gorham and Mr. Roberge have co-managed the Portfolio since 2002. Mr. Douglas and Mr. Taylor have co-managed the Portfolio since 2004. Mr. Hawkins has co-managed the Portfolio since 2005, Mr. Chitkara since 2006, and Mr. Marston since 2008.

Nevin P. Chitkara, Portfolio Manager, is an Investment Officer of MFS and has been employed in the investment management area of MFS since 1997.

William P. Douglas, Investment Officer of MFS and Portfolio Manager, has been employed in the MFS investment management area since 2004 and has over 17 years of investment experience. Prior to 2004, Mr. Douglas spent 10 years as Vice President and Senior Mortgage Analyst for Wellington Management Company, LLP.

Steven R. Gorham, Investment Officer of MFS and Portfolio Manager, has been employed in the MFS investment management area since 1992.

Richard O. Hawkins, CFA, Investment Officer of MFS, and Portfolio Manager has been employed in the MFS investment management area since 1988.

Joshua P. Marston serves as a Debt Securities Portfolio Manager and has been employed in the MFS investment management area since 1999.

Michael W. Roberge, Executive Vice President, Chief Investment Officer and Portfolio Manager, has been employed in the MFS investment management area since 1996.

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Management of the Portfolios (continued) Brooks Taylor, Investment Officer of MFS, Portfolio Manager, and leader of the team, has been employed in the MFS investment management area since 1996.

ING MFS Utilities Portfolio

The following individuals jointly share responsibility for the day-to-day management of the ING MFS Utilities Portfolio and have co-managed the Portfolio since April 2005.

Robert D. Persons, CFA, is an Investment Officer of MFS and Portfolio Manager. Mr. Persons has been employed in the investment management area of MFS since 2000.

 Maura A. Shaughnessy is an Investment Officer of MFS and Portfolio Manager. Ms. Shaughnessy has been employed in the investment management area of MFS since 1991.

ING Multi-Manager International Small Cap Portfolio

American Century Global Investment Management, Inc.

American Century Global Investment Management, Inc. (“American Century”) is located at 666 3rd Avenue, 23rd Floor, New York, New York 10017 and has been managing mutual funds since 2005. American Century is a wholly-owned subsidiary of American Century Investment Management, Inc. which has been managing mutual funds since 1958 and is headquartered at 4500 Main Street, Kansas City, Missouri 64111. As of December 31, 2008, American Century and American Century Investment Management, Inc. had assets under management of approximately $70.2 billion.

The following individuals jointly share responsibility for the day-to-day management of the American Century portion of the Portfolio.

Brian Brady, Vice President and Senior Portfolio Manager, joined American Century Investments in June 1994 and became a portfolio manager in November 1998.

Mark S. Kopinski, Chief Investment Officer - International Equity, Senior Vice President and Senior Portfolio Manager, rejoined American Century Investments in April 1997 as a portfolio manager.

Schroder Investment Management North America, Inc.

Schroder Investment Management North America, Inc. (“Schroders”) is located at 875 Third Avenue, 22nd Floor, New York, New York 10022. Schroders has been a registered investment adviser, together with its predecessor since 1968, and is a part of a worldwide group of financial services companies. Schroders currently serves as an investment adviser to other mutual funds and a broad range of institutional investors. As of December 31, 2008, Schroders, together with its affiliated companies, managed approximately $185 billion in assets. Schroders plc., organized in 1804, is the ultimate parent of Schroders.

The following individual is primarily responsible for the day-to-day management of the Schroders portion of the Portfolio.

Matthew Dobbs, Portfolio Manager, joined Schroders in 1981 and is Head of Global Small Cap Equities for Schroder plc and Schroder Ltd and a member of the Global/EAFE equity team.

ING Oppenheimer Main Street Portfolio®

OppenheimerFunds, Inc.

OppenheimerFunds, Inc. (“OppenheimerFunds”), Sub-Adviser to the Portfolio, has been an investment adviser since January 1960. The principal address of OppenheimerFunds is Two World Financial Center, 225 Liberty Street – 11th Floor, New York, New York 10281-1008. The Sub-Adviser and its subsidiaries and controlled affiliates managed over $145 billion in assets as of December 31, 2008 including other Oppenheimer funds, with more than 6 million shareholder accounts.

The following individuals jointly share responsibility for the day-to-day management of the Portfolio. Dr. Reinganum has co-managed the Portfolio since November 2004. Mr. Zavanelli and Dr. Zhou have co-managed the Portfolio since June 2008.

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Management of the Portfolios (continued) Dr. Marc Reinganum has been a Vice President of OppenheimerFunds since September 2002 and is the Director of Quantitative Research and Portfolio Strategist for Equities. He formerly held the Mary Jo Vaughn Rauscher Chair in Financial Investments at Southern Methodist University since 1995. At Southern Methodist University, he also served as the Director of the Finance Institute, Chairman of the Finance Department, President of the Faculty at the Cox School of Business and member of the Board of Trustee Investment Committee.

Mr. Zavanelli, CFA, has been a portfolio manager of OppenheimerFunds since July 1999 and a Vice President of OppenheimerFunds since November 2000. Prior to joining OppenheimerFunds in April 1998, Mr. Zavanelli was President of Waterside Capital Management, a registered investment adviser, from August 1995 through April 1998. He is a portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

Dr. Wentong Alex Zhou, CFA, has been a senior quantitative analyst of OppenheimerFunds since June 1999, assisting in the management and maintenance of the quantitative models for the Main Street Funds. He has been a portfolio manager of OppenheimerFunds since January 2007 and an Assistant Vice President of OppenheimerFunds since 2001. He is a portfolio manager of other portfolios in the OppenheimerFunds complex.

ING PIMCO Total Return Bond Portfolio and ING PIMCO Global Advantage Bond Portfolio

Pacific Investment Management Company LLC

Organized in 1971, Pacific Investment Management Company LLC (“PIMCO”) provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. The principal address of PIMCO is 840 Newport Center Drive, Newport Beach, California 92660. As of December 31, 2008, PIMCO had over $747 billion in assets under management.

PIMCO, a Delaware limited liability company, is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI LP”). Allianz SE (“Allianz SE”) is the indirect majority owner of AGI LP. Allianz SE is a European-based, multinational insurance and financial services holding company.

ING PIMCO Global Advantage Bond Portfolio

The following individual is responsible for the day-to-day management of the ING PIMCO Global Advantage Bond Portfolio and has managed the Portfolio since its inception.

Mohamed El-Erian is Co-CEO and Co-CIO of PIMCO. He rejoined PIMCO in December 2008 after serving two years as President and CEO of Harvard Management Company, the entity that manages Harvard University’s endowment and related accounts, from 2006 to 2008. Dr. El-Erian initially joined PIMCO in 1999 and was a Managing Director and a senior member of PIMCO’s portfolio management and investment strategy group from 1999 to 2006.

ING PIMCO Total Return Bond Portfolio

The following individual is responsible for the day-to-day management of the ING PIMCO Total Return Bond Portfolio and has managed the Portfolio since May 2007.

William H. Gross, CFA, Managing Director, Chief Investment Officer, and Portfolio Manager, was a founding partner of PIMCO in 1971. Mr. Gross heads PIMCO’s investment committee, which is responsible for the development of major investment themes and sets targets for various portfolio characteristics in accounts managed by PIMCO, including for the Portfolio. Mr. Gross has over 30 years of investment experience.

ING Pioneer Mid Cap Value Portfolio

Pioneer Investment Management, Inc.

Pioneer Investment Management, Inc. (“Pioneer”) is an indirect, wholly-owned subsidiary of UniCredito Italiano SpA, one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. The principal address of Pioneer is 60 State Street, Boston, Massachusetts 02109. As of December 31, 2008, assets under management were approximately $213 billion worldwide, including over $49 billion in assets under management by Pioneer.

The following individuals jointly share responsibility for the day-to-day management of the Portfolio. Mr. Horan has co-managed the Portfolio since May 2006 and Mr. Wright has co-managed the Portfolio since April 2005.
118

Management of the Portfolios (continued) Mr. Wright and Mr. Horan are supported by the domestic equity team. The team manages other Pioneer mutual funds investing primarily in U.S. equity securities. They may also draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer’s affiliate, Pioneer Investment Management Limited.

Timothy Horan, Assistant Portfolio Manager, joined Pioneer in 2005 as an assistant portfolio manager. Prior to joining Pioneer, Mr. Horan was employed as an analyst at Boston Partners from 2004 to 2005 and at State Street Research from 1998 to 2004.

J. Rodman Wright, Portfolio Manager, is a Senior Vice President of Pioneer. He joined Pioneer in 1994 as an analyst and has been an investment professional since 1988.

ING T. Rowe Price Capital Appreciation Portfolio and ING T. Rowe Price Equity Income Portfolio

T. Rowe Price Associates, Inc.

T. Rowe Price Associates, Inc. (“T. Rowe Price”) was founded in 1937 by the late Thomas Rowe Price, Jr. and is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly held financial services holding company. The principal address of T. Rowe Price is 100 East Pratt Street, Baltimore, Maryland 21202. As of December 31, 2008, the firm and its affiliates managed over $276.3 billion in assets.

ING T. Rowe Price Capital Appreciation Portfolio

The following individual is responsible for the day-to-day management of the ING T. Rowe Price Capital Appreciation Portfolio. Mr. Giroux became Co-Chairman of the Portfolio’s Advisory Committee effective July 2006. He became the sole Chairman of the Committee for the Portfolio effective July 2007.

David R. Giroux, CFA, a Vice President of T. Rowe Price, joined T. Rowe Price in 1998, and serves as a Portfolio Manager in the Equity Division. He is President and Chairman of the T. Rowe Price Capital Appreciation Fund. He is co-executive chairman and also serves on the Investment Advisory Committee for a number of the firm’s U.S. Large-Cap Value Strategies.

ING T. Rowe Price Equity Income Portfolio

The following individual is responsible for the day-to-day management of the ING T. Rowe Price Equity Income Portfolio. Mr. Rogersis the Committee Chair of the Investment Advisory Committee that has managed the Portfolio since March 1999.

Brian Rogers works with the Committee in developing and executing the Portfolio’s investment program. Mr. Rogers has been managing investments since joining T. Rowe Price in 1982.

ING Templeton Global Growth Portfolio

Templeton Global Advisors Limited

The Adviser has engaged Templeton Global Advisors Limited (“Templeton Global Advisors”), principally located at Lyford Cay, Nassau, Bahamas, to serve as Sub-Adviser to the Portfolio. Templeton Global Advisors is an indirect wholly-owned subsidiary of Franklin Resources, Inc. As of December 31, 2008, Franklin and its affiliates had over $416 billion in assets under management.

The following individual is responsible for the day-to-day management of the Portfolio. Ms. Sweeting has served as the lead Portfolio Manager of the Portfolio since December 2007. Mr. Scott and Ms. Myers have secondary portfolio management responsibilities and have co-manged the Portfolio since October 2007 and December 2005, respectively.

Lisa F. Myers, CFA is Executive Vice President of Templeton Global Advisors. She has been employed by Templeton Global Advisors since 1996 and has held the roles of both a portfolio manager and research analyst.

Tucker Scott, CFA, is an executive vice president of Templeton Global Advisors Limited. He joined the Templeton organization in 1996 and currently has responsibility for institutional and retail accounts. Prior to joining Templeton, Mr. Scott worked for Aeltus Investment Management.

Cindy Sweeting, CFA, is president of Templeton Global Advisors Limited. Ms. Sweeting has 25 years of experience in the investment industry. She joined Franklin Templeton Investments in Templeton’s Nassau office in 1997.

119

Management of the Portfolios (continued) ING Van Kampen Capital Growth Portfolio, ING Van Kampen Global Franchise Portfolio, and ING Van Kampen Growth and Income Portfolio

Morgan Stanley Investment Management, Inc.

Morgan Stanley Investment Management, Inc. (“MSIM Inc.”), doing business in certain instances (including in its role as Sub-Adviser to the Portfolio) under the name “Van Kampen,” is a registered investment adviser principally located at 522 Fifth Avenue, New York, New York 10036, and is a direct subsidiary of Morgan Stanley. As of December 31, 2008, MSIM Inc., together with its affiliated asset management companies, managed assets of approximately $404 billion.

ING Van Kampen Capital Growth Portfolio

The following individuals jointly share responsibility for the day-to-day management of the ING Van Kampen Capital Growth Portfolio. Mr. Lynch, Mr. Cohen, and Mr. Chainani have co-managed the Portfolio since June 2004. Mr. Norton has co-manged the Portfolio since October 2005 and Mr. Yeung has co-managed the Portfolio since September 2007.

Sam Chainani, CFA, Managing Director, joined Van Kampen in 1996 and has 11 years of investment industry experience. Mr. Chainani serves as the co-portfolio manager and works collaboratively with other team members to manage the Portfolio.

 David Cohen, Managing Director, joined Van Kampen in 1993 and has 21 years of investment industry experience. Mr. Cohen serves as the co-portfolio manager and works collaboratively with other team members to manage the Portfolio.

Dennis Lynch, Managing Director, joined Van Kampen in 1998 and has 13 years of investment industry experience. Mr. Lynch is the Portfolio’s lead portfolio manager.

Alexander Norton, Executive Director, joined Van Kampen in 2000 and has over 14 years investment industry experience. Mr. Norton serves as the co-portfolio manager and works collaboratively with the other team members to manage the Portfolio.

 Jason Yeung, Executive Director, has been associated with Van Kampen in a research capacity from 2002 to 2007. Mr. Yeung serves as co-portfolio manager and works collaboratively with other team members to manage the Portfolio.

ING Van Kampen Global Franchise Portfolio

The following individuals jointly share responsibility for the day-to-day management of the ING Van Kampen Global Franchise Portfolio. Mr. Dodhia has co-managed the Portfolio since 2002. Mr. Vowles has co-managed the Portfolio since 2003 and Mr. Allison has co-managed the Portfolio since 2005.

Michael Allison, CFA is a research analyst for the Global and American Franchise strategies. Mr. Allison joined Morgan Stanley in 2000 and has 10 years of investment experience.

 Paras Dodhia is a research analyst for the Global and American Franchise strategies. Mr. Dodhia joined Morgan Stanley in 2002 and has 8 years of investment experience.

 Jayson Vowles is a research analyst for the Global and American Franchise strategies and has managed the Portfolio since 2003. Mr. Vowles joined Morgan Stanley in 2003 and has 6 years of investment experience.

ING Van Kampen Growth and Income Portfolio

The following individuals jointly share responsibility for the day-to-day management of the ING Van Kampen Growth and Income Portfolio. Mr. Bastian is lead Portfolio Manager and has co-managed the Portfolio since 2004. Mr. Roeder has co-managed the Portfolio since 2002, Mr. Marcheli has co-managed the Portfolio since 2003, Mr. Laskin has co-managed the Portfolio since 2007, and Ms. Maly has co-managed the Portfolio since December 2008.

Tom Bastian, CFA, Managing Director, joined Van Kampen in 2003 and has more than 10 years of investment experience. From 2001 to 2003, Mr. Bastian was a portfolio manager at Eagle Asset Management.

 Mark Laskin, Executive Director and a member of the Equity Income Team, joined Van Kampen in 2000 in an investment management capacity.

 Mary Jayne Maly has been associated with Van Kampen in an investment management capacity since 1992.

 Sergio Marcheli, Executive Director and is portfolio manager for the Separately Managed Account Strategies. From 1995 to 2002, Mr. Marcheli was associated with Van Kampen in a research capacity.
120

Management of the Portfolios (continued) James O. Roeder, Executive Director, joined Van Kampen in 1999 and is a member of the Equity Income Team.

Additional Information Regarding Portfolio Managers

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager and each portfolio manager’s ownership of securities in the Portfolio.

121

Taxes and Distributions

Holders of Variable Contracts should refer to the prospectus for their contracts for information regarding the tax consequences of owning such contracts and should consult their tax adviser before investing.

Dividends from net investment income are declared and paid by each Portfolio at least annually. Each Portfolio will also pay distributions from net realized capital gains, reduced by available capital losses, at least annually. All dividends and capital gain distributions will be automatically reinvested in additional shares of a Portfolio at the NAV of such shares on the payment date, unless participating insurance company’s separate account is permitted to hold cash and elects to receive payment in cash. From time to time, a portion of a Portfolio’s dividends may constitute a return of capital.

Each Portfolio intends to qualify as a regulated investment company (“RIC”) for federal income tax purposes by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”), including requirements with respect to diversification of assets, distribution of income and sources of income. As a RIC, a Portfolio generally will not be subject to tax on its net investment company taxable income and net realized capital gain. Each Portfolio also intends to comply with the diversification requirements of Section 817(h) of the Code and the underlying regulations for Variable Contracts so that owners of these contracts should not be subject to federal tax on distribution of dividends and income from a Portfolio to the insurance company’s separate accounts.

Since the sole shareholders of a Portfolio will be separate accounts or other permitted investors, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of the Policies, see the attached prospectus for the Policy.

See the SAI for further information about tax matters.

THE TAX STATUS OF YOUR INVESTMENT IN A PORTFOLIO DEPENDS UPON THE FEATURES OF YOUR VARIABLE CONTRACT. FOR FURTHER INFORMATION, PLEASE REFER TO THE PROSPECTUS FOR THE VARIABLE CONTRACT.

122

Performance of Similarly Managed Mutual Funds

ING Clarion Global Real Estate Portfolio, ING Franklin Income Portfolio, ING Franklin Mutual Shares Portfolio and ING Multi-Manager International Small Cap Portfolio (the American Century sleeve) have substantially the same investment objectives, policies and investment strategies as existing mutual funds (“Comparable Funds”) that are sold directly to the public on a retail basis or through variable products and that are advised or sub-advised by ING CRES, Franklin, Franklin Mutual or American Century, respectively.

While the above-mentioned Portfolios are managed in a manner similar to that of the Comparable Funds whose historical performance is presented below, investors should be aware that the Portfolios are not the same funds and will not have the same performance. Investments made by the Portfolios at any given time may not be the same as those made by the Comparable Funds. Different performance will result due to factors such as differences in the cash flows into and out of the Portfolios, different fees and expenses, and differences in portfolio size and positions. In addition, you should note that the total operating expenses of the Comparable Funds may be lower than the total operating expenses of each of the Portfolios. In such instances, the performance of the Comparable Funds would be negatively impacted if the total operating expenses of the Portfolios had been used to compute the Comparable Funds’ performance.

The historical performance of the Comparable Funds is presented below. You should not consider the performance of the Comparable Funds as an indication of the future performance of a Portfolio. The performance figures shown below reflect the deduction of the historical fees and expenses paid by each Comparable Fund and not those to be paid by a Portfolio. The figures do not reflect the deduction of any insurance fees or charges that are imposed by the insurance company in connection with its sale of Variable Contracts. You should refer to the separate account prospectuses, prospectus summary or disclosure statement describing the Variable Contracts for information pertaining to these insurance fees and charges. If the insurance fees or charges were included, the performance results would be lower. The results shown below reflect the reinvestment of dividends and distributions, and, aside from fee and expense differences, were calculated in the same manner that will be used by each Portfolio to calculate its own performance. Performance is net of all other fees including sales load. Please be advised that although only one Comparable Fund is shown for a Portfolio, the sub-advisers of certain Portfolios may manage substantially similar mutual funds, the performance of which is not shown.

The following table shows the average annual total returns of the Comparable Funds for the stated periods ended December 31, 2008, as well as a comparison with the performance of the applicable benchmarks.(1)

	1 Year	3 Years	5 Years	10 Years (or since inception)
American Century International Discovery Fund – Inv Class	(52.18)%	(7.83)%	3.66%	7.17%
(Comparable to ING Multi-Manager International Small Cap Portfolio) S&P Global SmallCap Index Ex-U.S.	(49.85)%	(9.66)%	3.06%	4.62%
S&P Developed Small Cap Euro-Pacific Index	(46.62)%	(9.62)%	3.03%	4.12%
Franklin Income Fund – Class A (FKINX)	(30.51)%	(4.47)%	(0.08)%	4.51%
(Comparable to ING Franklin Income Portfolio) S&P 500® Index	(37.00)%	(8.36)%	(2.19)%	(1.38)%
Barclays Capital U.S. Intermediate Government Credit/Bond Index	5.24%	5.51%	4.65%	5.63%
Mutual Shares Fund – Class Z (MUTHX)	(37.92)%	(8.78)%	(0.93)%	4.13%
(Comparable to ING Franklin Mutual Shares Portfolio) S&P 500® Index	(37.00)%	(8.36)%	(2.19)%	(1.38)%
ING Global Real Estate Fund – Class A (IGLAX)	(41.53)%	(8.56)%	3.52%	9.13%(2)
123

Performance of Similarly Managed Mutual Funds (continued)
	1 Year	3 Years	5 Years	10 Years (or since inception)
(Comparable to ING Clarion Global Real Estate Portfolio) S&P Developed Property Industry Index	(51.79)%	(11.94)%	2.46%	7.14%(3)
(1)	The S&P Global SmallCap Index Ex-US is an unmanaged index which consists of the smaller capitalization stocks of the Citigroup Broad Market Index. The S&P Global SmallCap Index Ex-US is unmanaged and the figures for the S&P Global SmallCap Index Ex-US do not include any deduction for fees, expenses or taxes. The S&P Developed SmallCap Euro-Pacific Index is an unmanaged index which consists of the smaller capitalization stocks of the Citigroup Broad Market Index, and tracks companies in developed countries in the European and Pacific regions. The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States. The Barclays Capital U.S. Intermediate Government Credit/Bond Index is an unmanaged index composed of securities including U.S. Government Treasury and agency securities. The S&P Developed Property Industry is an unmanaged market-weighted total return index which consists of many companies from developed markets whose floats are larger than $100 million and derive more than half of their revenue from property-related activities.
(2)	Fund commenced operations on November 5, 2001.
(3)	Index return is for period beginning November 1, 2001.
124

Performance of Similar Accounts Managed by Schroders

The tables below are designed to show how a composite of similar accounts managed by Schroders performed over various periods in the past.

The Schroder US International Small Cap Fund Composite (“Composite”) is a composite of the performance of actual fee-paying and non-fee paying, fully discretionary accounts under management by Schroders for at least one month beginning May 31, 1989 that has investment objectives, policies and strategies that are substantially similar to those of Schroders’ sleeve of the Portfolio. The accounts included in the Composite may include separate accounts, registered mutual funds, private investments funds and other client accounts.

The tables below show the returns for the Composite compared with the S&P Developed SmallCap Euro-Pacific Index for the one-, three, five-, and ten-year periods ended December 31, 2008 and on an annual basis as of December 31 of prior years. This information is designed to demonstrate the historical track record of Schroders. It does not indicate how the Portfolio has performed or will perform in the future. Past performance is not a guarantee of future results.

The net annual returns for the Composite were calculated on a time weighted and asset weighted, total return basis, including reinvestment of all dividends, interest and income, realized and unrealized gains or losses, brokerage commissions and execution costs, advisory and custodial fees, and any applicable foreign withholding taxes, without provision for federal and state income taxes, if any. The accounts in the Composite do not pay the same expenses that mutual funds pay and are not subject to the diversification rules, tax restrictions and investment limits under the 1940 Act or Subchapter M of the Code. Returns would have been lower if the Composite had been subject to these expenses and may have been lower if the Composite had been subject to these regulations. The aggregate returns of the accounts in the Composite may not reflect the returns of any particular account of Schroders. The performance reflected in the composite was calculated differently than the method used for calculating performance pursuant to SEC guidelines.

The table below shows the average annual total returns of the Composite for the stated periods ended December 31, 2008, as well as a comparison with the performance of the applicable benchmark.

Average Annual Total Returns
(as of December 31, 2008)

	1 Year	3 Years	5 Years	10 Years
Schroder US International Small Cap Fund Composite (no sales charge)	(46.20)%	(8.26)%	4.71%	6.88%
S&P Developed SmallCap Euro-Pacific Index(1)	(46.62)%	(9.62)%	3.03%	4.12%

Average Annual Total Returns
(as of December 31, 2008)

	Schroder US International Small Cap Fund Composite (no sales charge)	S&P Developed SmallCap Euro-Pacific Index(1)
2008	(46.20)%	4.12%
2007	7.60%	6.10%
2006	33.39%	30.35%
2005	21.23%	22.09%
2004	34.48%	28.79%
2003	51.41%	52.95%
125

Performance of Similar Accounts Managed by Schroders (continued)
(1)	The S&P Developed SmallCap Euro-Pacific Index measures the performance of the smallest companies from the 24 European and Pacific countries represented in the S&P Developed SmallCap Euro-Pacific Index. The S&P Developed SmallCap Euro-Pacific Index represents companies whose assets place them in the bottom 20% of the total market capital of each country. Prior to October 1, 2008, the Index was known as S&P/Citigroup Extended Market Index Europe Pacific Asia Composite Index. Prior to April 7, 2003, the Index was known as the Salomon Smith Barney EM EPAC Index and from April 7 through November 11, 2003, the Index was known as the Citigroup EM EPAC Index. The returns were adjusted for withholding taxes applicable to U.S. based mutual funds organized as Delaware statutory trusts. Since April 1, 2007, the returns are adjusted for withholding taxes applicable to Luxembourg holding companies.
^
126

Financial Highlights

The following financial highlights are intended to help you understand each Portfolio’s ADV Class shares’ financial performance for the past 5 years (or, if shorter, for the period of the Class’ operations). Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Portfolio (assuming reinvestment of all dividends and distributions), but does not include charges and expenses attributable to any insurance products and would be lower if they did. The information has been derived from the Portfolios’ financial statements, which have been audited by KPMG LLP, an independent registered public accounting firm, whose report, along with the Portfolios’ financial statements, are included in the annual shareholder report, which is incorporated by reference into the SAI and is available upon request.

Because ING PIMCO Global Advantage Bond Portfolio had not commenced operations as of December 31, 2008 (the Portfolio’s fiscal year end), financial highlights are not presented.

127

Financial Highlights (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations			Less distributions						Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses, net of fee waivers and/or recoupments, if any(2)(3)	Expenses, net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or Period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
ING AllianceBernstein Mid Cap Growth Portfolio
ADV Class
12-31-08	17.30	(0.13)	(7.02)	(7.15)	—	2.92	—	2.92	7.23	(46.56)	1.53	1.38†	1.35†	(1.04)†	0**	171
12-31-07	16.80	(0.17)	1.88	1.71	0.02	1.19	—	1.21	17.30	10.37	1.52	1.37	1.35	(1.03)	1	113
09-25-06(4) - 12-31-06	15.94	(0.01)•	0.87	0.86	—	—	—	—	16.80	5.40	1.52	1.37	1.34	(0.27)	1	122
ING Artio Foreign Portfolio
ADV Class
12-31-08	18.22	0.21•	(7.71)	(7.50)	—	1.54	—	1.54	9.18	(43.95)	1.62	1.47†	1.47†	1.45†	1,372	138
12-31-07	16.81	0.01	2.66	2.67	0.05	1.21	—	1.26	18.22	16.04	1.62	1.47	1.47	0.08	6,491	77
04-28-06(4) - 12-31-06	15.39	(0.04)•	1.46	1.42	—	0.00*	—	0.00*	16.81	9.24	1.64	1.49	1.48	(0.52)	460	62
ING BlackRock Large Cap Growth Portfolio
ADV Class
12-31-08	12.15	(0.01)	(4.44)	(4.45)	—	1.18	—	1.18	6.52	(39.24)	1.56	1.26†	1.26†	(0.13)†	2,962	156
12-31-07	11.42	(0.04)	0.77	0.73	—	—	—	—	12.15	6.39	1.55	1.29	1.29	(0.33)	5,943	195
12-31-06	11.48	(0.03)	0.79	0.76	—	0.82	—	0.82	11.42	6.73	1.55	1.36	1.36	(0.39)	4,825	139
12-31-05	10.45	(0.02)	1.05	1.03	—	—	—	—	11.48	9.86	1.56	1.36	1.36	(0.64)	1,714	155
03-17-04(4) - 12-31-04	10.06	(0.00)*	1.25	1.25	—	0.85	0.01	0.86	10.45	12.57	1.41	1.41	1.41	(0.24)	91	204
ING Clarion Global Real Estate Portfolio
ADV Class
12-31-08	12.08	0.19	(5.20)	(5.01)	—	—	—	—	7.07	(41.47)	1.72	1.50†	1.50†	1.79†	1	53
12-31-07	13.34	0.07•	(1.08)	(1.01)	0.20	0.01	0.04	0.25	12.08	(7.63)	1.72	1.50	1.50	0.50	1	58
04-28-06(4) - 12-31-06	11.05	0.09•	2.54	2.63	0.24	0.10	—	0.34	13.34	23.82	1.83	1.52	1.52	1.08	1	37
ING Evergreen Health Sciences Portfolio
ADV Class
12-31-08	12.64	(0.07)	(3.48)	(3.55)	—	0.62	—	0.62	8.47	(29.14)	1.50	1.35†	1.34†	(0.62)†	1	56
12-31-07	12.17	(0.02)	0.99	0.97	0.04	0.46	—	0.50	12.64	8.13	1.50	1.35	1.33	(0.16)	1	81
12-29-06(4) - 12-31-06	12.17	(0.00)*	—	(0.00)*	—	—	—	—	12.17	—	1.52	1.37	1.35	(1.35)	1	37
ING Evergreen Omega Portfolio
ADV Class
12-31-08	12.65	0.03	(3.32)	(3.29)	—	1.35	—	1.35	8.01	(27.86)	1.35	1.20†	1.19†	0.33†	1	46
12-31-07	11.52	(0.03)•	1.31	1.28	0.04	0.11	—	0.15	12.65	11.09	1.35	1.20	1.19	(0.20)	1	30
12-29-06(4) - 12-31-06	11.52	(0.00)*	—	(0.00)*	—	—	—	—	11.52	—	1.35	1.20	1.18	(1.18)	1	123
ING FMRSM Diversified Mid Cap Portfolio
ADV Class
12-31-08	15.09	0.01	(5.64)	(5.63)	0.02	0.95	—	0.97	8.49	(39.35)	1.39	1.24†	1.24†	0.11†	6,321	146
12-31-07	13.28	(0.04)	1.92	1.88	0.01	0.06	—	0.07	15.09	14.16	1.38	1.23	1.23	(0.22)	9,615	147
01-17-06(4) - 12-31-06	13.92	(0.02)	0.75	0.73	—	1.37	—	1.37	13.28	5.62	1.40	1.25	1.25	(0.17)	3,276	160
See Accompanying Notes to Financial Highlights
128

Financial Highlights (continued)
		Income (loss) from investment operations			Less distributions						Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses, net of fee waivers and/or recoupments, if any(2)(3)	Expenses, net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or Period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
ING Focus 5 Portfolio
ADV Class
12-31-08	10.41	0.14•	(4.65)	(4.51)	0.12	—	—	0.12	5.78	(43.34)	1.40	0.99	0.99	1.69	1	88
08-20-07(4) - 12-31-07	10.00	0.05	0.38	0.43	0.01	0.01	—	0.02	10.41	4.36	1.28	0.99	0.99	1.22	1	180
ING Franklin Income Portfolio
ADV Class
12-31-08	11.12	0.63	(3.85)	(3.22)	0.24	0.08	—	0.32	7.58	(29.64)	1.53	1.34	1.34	6.48	1	38
12-31-07	11.02	0.55	(0.31)	0.24	0.12	0.02	—	0.14	11.12	2.17	1.53	1.34	1.34	5.03	1	30
12-29-06(4) - 12-31-06	11.02	(0.00)*	—	(0.00)*	—	—	—	—	11.02	—	1.55	1.34	1.34	(1.34)	1	9
ING Franklin Mutual Shares Portfolio
ADV Class
12-31-08	9.63	0.10	(3.77)	(3.67)	0.22	0.01	—	0.23	5.73	(38.07)	1.53	1.38	1.38	1.25	1	43
04-30-07(4) - 12-31-07	10.00	0.07•	(0.44)	(0.37)	—	0.00*	—	0.00*	9.63	(3.67)	1.53	1.38	1.38	0.98	1	17
ING Global Resources Portfolio
ADV Class
12-31-08	25.93	0.09•	(8.99)	(8.90)	0.38	3.83	—	4.21	12.82	(41.22)(a)	1.39	1.24†	1.24†	0.46†	1,983	85
12-31-07	21.64	0.30•	6.51	6.81	0.03	2.49	—	2.52	25.93	32.81	1.39	1.24†	1.24†	1.26†	1,880	166
12-18-06(4) - 12-31-06	21.75	(0.00)*	(0.11)	(0.11)	—	—	—	—	21.64	(0.51)	1.40	1.25	1.25	(0.79)	181	159
ING Janus Contrarian Portfolio
ADV Class
12-31-08	17.58	(0.05)	(7.86)	(7.91)	0.11	1.86	—	1.97	7.70	(49.18)	1.50	1.34	1.33	(0.46)	501	48
12-31-07	14.81	0.00•,*	3.07	3.07	—	0.30	—	0.30	17.58	20.80	1.49	1.34	1.32	0.01	2	112
12-29-06(4) - 12-31-06	14.81	(0.00)*	—	(0.00)*	—	—	—	—	14.81	—	1.53	1.38	1.38	(1.38)	1	34
ING JPMorgan Emerging Markets Equity Portfolio
ADV Class
12-31-08	26.43	0.25•	(13.17)	(12.92)	0.48	1.23	—	1.71	11.80	(51.46)(a)	2.00	1.85	1.85	1.27	2,318	14
12-31-07	19.42	(0.00)•,*	7.33	7.33	0.27	0.05	—	0.32	26.43	38.02	2.00	1.85	1.85	(0.00)*	5,040	15
03-23-06(4) - 12-31-06	15.99	(0.02)	3.75	3.73	0.11	0.19	—	0.30	19.42	23.74	2.01	1.86	1.86	(0.36)	431	5
ING Marsico Growth Portfolio
ADV Class
12-31-08	18.68	0.04•	(7.61)	(7.57)	—	—	—	—	11.11	(40.52)	1.53	1.38†	1.38†	0.24†	3,818	76
12-31-07	16.42	0.06	2.20	2.26	—	—	—	—	18.68	13.76	1.52	1.37	1.37	0.34	14,649	51
12-31-06	15.70	(0.04)	0.76	0.72	—	—	—	—	16.42	4.59	1.52	1.37	1.36	(0.34)	11,394	64
12-31-05	14.47	(0.06)•	1.29	1.23	—	—	—	—	15.70	8.50	1.51	1.36	1.34	(0.41)	6,456	72
12-31-04	12.90	(0.02)	1.59	1.57	—	—	—	—	14.47	12.17	1.38	1.38	1.35	(0.28)	1,784	72
See Accompanying Notes to Financial Highlights
129

Financial Highlights (continued)
		Income (loss) from investment operations			Less distributions						Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses, net of fee waivers and/or recoupments, if any(2)(3)	Expenses, net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or Period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
ING Marsico International Opportunities Portfolio
ADV Class
12-31-08	16.99	0.11•	(8.01)	(7.90)	—	1.40	—	1.40	7.69	(49.65)	1.49	1.28†	1.28†	0.85†	4,326	122
12-31-07	15.22	0.14•	2.81	2.95	0.11	1.07	—	1.18	16.99	20.19	1.47	1.28	1.28	0.88	15,698	111
01-20-06(4) - 12-31-06	12.77	0.04	2.46	2.50	0.01	0.04	—	0.05	15.22	19.63	1.48	1.28	1.28	0.34	17,507	103
ING MFS Total Return Portfolio
ADV Class
12-31-08	17.99	0.37•	(4.17)	(3.80)	0.68	1.61	—	2.29	11.90	(22.63)	1.41	1.26	1.25	2.40	1,960	59
12-31-07	18.78	0.40	0.31	0.71	0.48	1.02	—	1.50	17.99	3.61	1.39	1.24	1.23	2.12	6,428	60
12-31-06	18.05	0.40•	1.57	1.97	0.40	0.84	—	1.24	18.78	11.55	1.39	1.24	1.23	2.28	6,428	44
12-31-05	18.67	0.36•	0.09	0.45	0.41	0.66	—	1.07	18.05	2.53	1.40	1.25	1.25	1.98	5,839	51
12-31-04	17.19	0.39•	1.47	1.86	0.38	—	—	0.38	18.67	10.83	1.24	1.23	1.23	2.08	3,159	66
ING MFS Utilities Portfolio
ADV Class
12-31-08	17.74	0.30	(6.42)	(6.12)	0.38	1.75	—	2.13	9.49	(37.91)	1.53	1.38	1.36	2.13	618	67
12-31-07	14.54	0.29•	3.59	3.88	0.14	0.54	—	0.68	17.74	26.97	1.52	1.37	1.34	1.73	987	81
07-18-06(4) - 12-31-06	11.95	0.05	2.54	2.59	—	—	—	—	14.54	21.67	1.54	1.39	1.37	1.23	86	93
ING Multi-Manager International Small Cap Portfolio
ADV Class
04-28-08(4) –12-31-08	10.00	0.02	(4.63)	(4.61)	—	—	—	—	5.39	(46.10)	2.16	1.82†	1.82†	0.48†	2	68
ING Oppenheimer Main Street Portfolio®
ADV Class
12-31-08	20.22	0.14	(7.98)	(7.84)	0.31	—	—	0.31	12.07	(39.01)	1.41	1.26†	1.26†	0.81†	1	119
12-31-07	19.63	0.13	0.63	0.76	0.17	—	—	0.17	20.22	3.84	1.39	1.24	1.24	0.68	1	103
04-28-06(4) - 12-31-06	18.45	0.06	1.36	1.42	0.24	—	—	0.24	19.63	7.85	1.39	1.24	1.24	0.67	1	90
ING PIMCO Total Return Bond Portfolio
ADV Class
12-31-08	11.29	0.52•	(0.11)	0.41	0.30	0.10	—	0.40	11.30	3.70	1.31	1.16	1.16	4.63	1	537
12-31-07	10.82	0.44	0.43	0.87	0.40	—	—	0.40	11.29	8.32	1.32	1.17	1.17	4.08	1	803
04-28-06(4) - 12-31-06	10.63	0.28•	0.22	0.50	0.31	—	—	0.31	10.82	4.84	1.33	1.18	1.18	3.53	1	750
ING Pioneer Mid Cap Value Portfolio
ADV Class
12-31-08	12.22	0.15•	(4.09)	(3.94)	0.11	0.66	—	0.77	7.51	(33.48)	1.39	1.24†	1.22†	1.88†	44	91
12-31-07	12.30	0.03•	0.64	0.67	0.10	0.65	—	0.75	12.22	4.91	1.39	1.24	1.24	0.26	1	65
12-29-06(4) - 12-31-06	12.30	(0.00)*	—	(0.00)*	—	—	—	—	12.30	—	1.39	1.24	1.24	(1.24)	1	109
See Accompanying Notes to Financial Highlights
130

Financial Highlights (continued)
		Income (loss) from investment operations			Less distributions						Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses, net of fee waivers and/or recoupments, if any(2)(3)	Expenses, net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or Period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
ING T. Rowe Price Capital Appreciation Portfolio
ADV Class
12-31-08	24.12	0.36•	(6.54)	(6.18)	0.61	2.14	—	2.75	15.19	(27.77)(a)	1.40	1.25	1.24	1.70	34,503	98
12-31-07	26.11	0.50	0.67	1.17	0.46	2.70	—	3.16	24.12	4.05	1.39	1.24	1.24	1.91	62,600	60
12-31-06	24.86	0.45•	2.88	3.33	0.40	1.68	—	2.08	26.11	14.25	1.40	1.25	1.24	1.81	70,012	58
12-31-05	24.37	0.31•	1.41	1.72	0.36	0.87	—	1.23	24.86	7.33	1.40	1.25	1.25	1.16	48,910	23
12-31-04	21.34	0.34•	3.13	3.47	0.28	0.16	—	0.44	24.37	16.28	1.26	1.26	1.25	1.49	12,693	21
ING T. Rowe Price Equity Income Portfolio
ADV Class
12-31-08	15.00	0.26•	(5.40)	(5.14)	0.38	1.07	—	1.45	8.41	(35.91)(a)	1.40	1.25	1.24	2.10	12,589	33
12-31-07	15.28	0.21•	0.24	0.45	0.16	0.57	—	0.73	15.00	2.71	1.39	1.24	1.24	1.35	24,913	27
12-31-06	13.65	0.18•	2.27	2.45	0.20	0.62	—	0.82	15.28	18.66	1.40	1.24	1.24	1.23	31,856	19
12-31-05	13.68	0.17•	0.29	0.46	0.17	0.32	—	0.49	13.65	3.55	1.40	1.25	1.25	1.21	20,692	18
01-15-04(4) - 12-31-04	12.35	0.16•	1.37	1.53	0.13	0.07	—	0.20	13.68	12.41	1.27	1.27	1.26	1.34	3,581	16
ING Templeton Global Growth Portfolio
ADV Class
12-31-08	14.20	0.18•	(5.72)	(5.54)	0.05	0.50	—	0.55	8.11	(40.06)	1.64	1.49	1.49	1.60	1	12
12-31-07	14.39	0.13•	0.19	0.32	0.18	0.33	—	0.51	14.20	2.01	1.66	1.50	1.50	0.89	1	23
12-29-06(4) - 12-31-06	14.39	(0.00)*	—	(0.00)*	—	—	—	—	14.39	—	1.68	1.53	1.53	(1.53)	1	20
ING Van Kampen Capital Growth Portfolio
ADV Class
12-31-08	13.89	(0.00)•,*	(6.74)	(6.74)	0.01	0.31	—	0.32	6.83	(49.42)	1.40	1.24†	1.24†	(0.04)†	5	46
12-31-07	11.83	(0.01)	2.51	2.50	—	0.44	—	0.44	13.89	21.46	1.40	1.17	1.17	(0.08)	1	56
12-29-06(4) - 12-31-06	11.83	(0.00)*	—	(0.00)*	—	—	—	—	11.83	—	1.40	1.23	1.23	(1.23)	1	59
ING Van Kampen Global Franchise Portfolio
ADV Class
12-31-08	16.80	0.30	(4.98)	(4.68)	0.22	1.12	—	1.34	10.78	(28.87)	1.72	1.57	1.57	2.13	1	28
12-31-07	15.85	0.23	1.21	1.44	—	0.49	—	0.49	16.80	9.11	1.71	1.56	1.56	1.44	1	26
12-29-06(4) - 12-31-06	15.85	(0.00)*	—	(0.00)*	—	—	—	—	15.85	—	1.73	1.58	1.58	(1.58)	1	16
ING Van Kampen Growth and Income Portfolio
ADV Class
12-31-08	26.40	0.32•	(8.51)	(8.19)	0.41	2.00	—	2.41	15.80	(32.49)	1.40	1.25	1.25	1.48	1,886	43
12-31-07	27.87	0.32•	0.43	0.75	0.35	1.87	—	2.22	26.40	2.20	1.39	1.24	1.24	1.14	5,264	25
12-31-06	26.86	0.33•	3.53	3.86	0.38	2.47	—	2.85	27.87	15.59	1.40	1.25	1.24	1.22	8,391	30
12-31-05	24.73	0.24•	2.14	2.38	0.25	—	—	0.25	26.86	9.71	1.40	1.25	1.24	0.92	855	39
02-22-04(4) - 12-31-04	22.77	0.19•	2.05	2.24	0.28	—	—	0.28	24.73	9.84	1.27	1.27	1.25	0.97	443	52

See Accompanying Notes to Financial Highlights
131

Accompanying Notes to Financial Highlights

(1)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(2)	Annualized for periods less than one year.
(3)	Expense ratios reflect operating expenses of a Portfolio. Expenses before reductions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage commission recapture arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor but prior to reductions from brokerage commission recapture arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.
(4)	Commencement of operations.
•	Calculated using average number of shares outstanding throughout the period.
*	Amount is less than $0.005 or more than $(0.005) or more than (0.005)%.
**	Amount is less than $500.
†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.
(a)	There was no impact on total return by the affiliate payments.
See Accompanying Notes to Financial Highlights
132

To Obtain
More Information

A Statement of Additional Information, dated May 1, 2009, has been filed with the SEC, and is made a part of this Prospectus by reference.

Additional information about the Portfolios’ investments will be available in the Portfolios’ annual and semi-annual shareholder report. In the annual shareholder report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolios’ performance during its last fiscal year and the independent registered public accounting firm’s report.

To obtain free copies of the ING Investors Trust’s annual and semi-annual shareholder reports and the Portfolios’ Statement of Additional Information or to make inquiries about the Portfolios, please write to the Trust at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258, call 1-800-366-0066, or visit our website at www.ingfunds.com.

Information about the ING Investors Trust can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Reports and other information about ING Investors Trust are available on the EDGAR Database on the SEC’s Internet Site at http://www.sec.gov. You may obtain copies of information for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, NE Washington, D.C. 20549-0102.

05/01/09	SEC File No. 811-05629

ING INVESTORS TRUST

Prospectus
May 1, 2009
Adviser Class
Book 2

Bond Funds
ING Limited Maturity Bond Portfolio
ING PIMCO High Yield Portfolio International/Global Funds
ING Index Plus International Equity Portfolio
(formerly, ING VP Index Plus International Equity Portfolio)
ING International Growth Opportunities Portfolio Stock Funds
ING BlackRock Large Cap Value Portfolio
ING Clarion Real Estate Portfolio
(formerly, ING Van Kampen Real Estate Portfolio)
ING Growth and Income Portfolio II
(formerly, ING Legg Mason Value Portfolio)
ING JPMorgan Small Cap Core Equity Portfolio
ING JPMorgan Value Opportunities Portfolio
ING Lord Abbett Affiliated Portfolio
ING Pioneer Equity Income Portfolio
ING Pioneer Fund Portfolio
ING Stock Index Portfolio
ING Wells Fargo Small Cap Disciplined Portfolio NOT ALL PORTFOLIOS MAY BE AVAILABLE IN ALL JURISDICTIONS, UNDER ALL VARIABLE CONTRACTS OR UNDER ALL PLANS

This Prospectus contains important information about investing in the Adviser Class shares of certain Portfolios of ING Investors Trust. You should read it carefully before you invest, and keep it for future reference. Please note that your investment: is not a bank deposit; is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”), the Federal Reserve Board or any other government agency; and is affected by market fluctuations. There is no guarantee that the Portfolios will achieve their respective investment objective.

As with all mutual funds, the U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities nor has the SEC judged whether the information in the Prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.

You should read this Prospectus in conjunction with the prospectus for the separate account before investing. Both prospectuses should be read carefully and retained for future reference.

1

2

Introduction

ING Investors Trust

ING Investors Trust (“Trust”) is an open-end management investment company. The Trust consists of a group of mutual fund portfolios (each, a “Portfolio” and collectively, the “Portfolios”). Only certain of these Portfolios are offered in this prospectus (“Prospectus”).

Advisers

Directed Services LLC (“DSL”) serves as the investment adviser to each of the Portfolios, except ING Index Plus International Equity Portfolio; and ING Investments, LLC (“ING Investments”) serves as the investment adviser to ING Index Plus International Equity Portfolio (each, an “Adviser” and collectively, “Advisers”). Each Portfolio has a sub-adviser referred to herein as a “Sub-Adviser.” DSL and ING Investments are indirect, wholly-owned subsidiaries of ING Groep, N.V. (“ING Groep”) (NYSE: ING), a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services to over 75 million private, corporate and institutional clients in more than 50 countries. With a diverse workforce of about 125,000 people, ING comprises a broad spectrum of prominent companies that increasingly serve their clients under the ING brand.

On December 29, 2006, an internal reorganization was undertaken in which Directed Services, Inc. (“DSI”), the former adviser to the Portfolios except for ING Index Plus International Equity Portfolio, was reorganized into a limited liability company and became a wholly-owned subsidiary of ING Life Insurance and Annuity Company. The resulting company was DSL, a registered investment adviser and broker-dealer. As a result of this reorganization, DSI’s advisory contracts were assumed by DSL.

Portfolios and Sub-Advisers

ING BlackRock Large Cap Value Portfolio – BlackRock Investment Management, LLC
ING Clarion Real Estate Portfolio – ING Clarion Real Estate Securities L.P.
ING Growth and Income Portfolio II – ING Investment Management Co.
ING Index Plus International Equity Portfolio – ING Investment Management Advisors, B.V.
ING International Growth Opportunities Portfolio – ING Investment Management Co.
ING JPMorgan Small Cap Core Equity Portfolio – J.P. Morgan Investment Management Inc.
ING JPMorgan Value Opportunities Portfolio – J.P. Morgan Investment Management Inc.
ING Limited Maturity Bond Portfolio – ING Investment Management Co.
ING Lord Abbett Affiliated Portfolio – Lord, Abbett & Co. LLC
ING PIMCO High Yield Portfolio – Pacific Investment Management Company LLC
ING Pioneer Equity Income Portfolio – Pioneer Investment Management, Inc.
ING Pioneer Fund Portfolio – Pioneer Investment Management, Inc.
ING Stock Index Portfolio – ING Investment Management Co.
ING Wells Fargo Small Cap Disciplined Portfolio – Wells Capital Management, Inc.

Classes of Shares

Each Portfolio’s shares are classified into Adviser Class (“ADV Class”), Institutional Class (“Class I”), Service Class (“Class S”), and Service 2 Class shares. The four classes of shares of each Portfolio are identical except for different expenses, certain related rights and certain shareholder services. All classes of each Portfolio have a common investment objective and investment portfolio. Only the ADV Class shares are offered in this Prospectus. ADV Class shares are not subject to any sales loads.

Investing Through Your Variable Contract or Qualified Plan

ADV Class shares of the Portfolios may be offered to separate asset accounts (“Separate Accounts”) of insurance companies as investment options under variable annuity contracts and variable life insurance policies (“Variable Contracts”). Shares may also be offered to qualified pension and retirement plans (“Qualified Plans”) and Qualified Plans offered outside the Variable Contracts and to certain investment advisers and their affiliates in connection with the creation or management of the Portfolios. Class I shares, which are not offered in this Prospectus, also may be made available to certain other investment companies, including series of the Trust under fund-of-funds arrangements.

Participating insurance companies and other designated organizations are authorized to receive purchase orders on the Portfolios’ behalf.

Why Reading this Prospectus is Important

This Prospectus explains the investment objective, principal investment strategies, and risks of each of the Portfolios. Reading the Prospectus will help you to decide whether a Portfolio is the right investment for you. You should keep this Prospectus for future reference.

3

Description of the Portfolios

ING BlackRock Large Cap Value Portfolio

Sub-Adviser

BlackRock Investment Management, LLC (“BlackRock Investment Management”)

Investment Objective

Long-term growth of capital. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

The Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in a diversified portfolio of equity securities of large-capitalization companies. The Portfolio will provide shareholders with at least 60 days’ prior notice of any change in this investment policy.

The Sub-Adviser selects for investment by the Portfolio equity securities of large-capitalization companies that, at the time of purchase, have a market capitalization equal to or greater than the top 80% of the companies that comprise the Russell 1000® Index. As of December 31, 2008, the lowest capitalization in this group was $24 million. The market capitalization of companies in the index change with market conditions and the composition of the index. The Portfolio seeks to outperform the Russell 1000® Value Index by investing in equity securities that the Sub-Adviser believes are selling at below normal valuations. The Russell 1000® Value Index (which consists of those Russell 1000® Index securities with lower price-to-book ratios and lower forecasted growth values) is a subset of the Russell 1000® Index.

In selecting securities for the Portfolio from its benchmark universe, the Sub-Adviser uses a proprietary multi-factor quantitative model that employs various factors. The factors employed by the model include stock valuation, quality of earnings and potential future earnings growth. The Sub-Adviser looks for strong relative earnings growth, earnings quality and good relative valuation. A company’s stock price relative to its earnings and book value is also examined and if the Sub-Adviser believes a company is overvalued, it will not be considered for investment by the Portfolio. After the initial screening is done, the Sub-Adviser relies on fundamental analysis, using both internal and external research to optimize its quantitative model to choose companies the Sub-Adviser believes have strong, sustainable growth with current momentum at attractive price valuations.

Because the Portfolio generally will not hold all the stocks in the Russell 1000® Value Index, and because the Portfolio’s investments may be allocated in amounts that vary from the proportional weightings of the various stocks in that index, the Portfolio is not an “index” fund. In seeking to outperform its benchmark, however, the Sub-Adviser reviews potential investments using certain criteria based on the securities in the Russell 1000® Value Index. These criteria currently include the following:

  relative price-to-earnings and price-to-book ratios;
  stability and quality of earnings;
  earnings momentum and growth;
  weighted median market capitalization of the Portfolio’s investment portfolio;
  allocation among the economic sectors of the Portfolio’s investment portfolio as compared to the index; and
  weighted individual stocks within the Russell 1000® Value Index.

The Portfolio may invest up to 10% of its total assets in securities issued by foreign issuers, in the form of American Depositary Receipts (“ADRs”).

The Portfolio may invest in investment-grade convertible securities, preferred stock, illiquid securities and U.S. government debt securities. There are no restrictions on the maturity of the debt securities in which the Portfolio may invest. The Portfolio may also invest in derivatives for hedging purposes. The Portfolio may purchase or sell securities that it is entitled to receive on a when issued basis. The Portfolio may also purchase or sell securities on a delayed delivery basis or through a forward commitment.

The Portfolio will normally invest a portion of its assets in short-term debt securities, such as commercial paper. The Portfolio may also invest, without limitation, in short-term debt securities (including repurchase agreements), non-convertible preferred stocks and bonds, or U.S. government and money market securities when the Sub-Adviser is unable to find enough attractive equity investments and to reduce exposure to equities when the Sub-Adviser believes it is advisable to do so on a temporary basis. Investment in these securities may also be used to meet redemptions.

4

Description of the Portfolios (continued) The Portfolio may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended and the rules, regulations and exemptive orders thereunder.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective.

Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the Sub-Adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Borrowing Risk
Call Risk
Convertible Securities Risk
Credit Risk
Debt Securities Risk
Depositary Receipts Risk
Derivatives Risk
Equity Securities Risk
Foreign Investment Risk
Interest Rate Risk
Investment Models Risk
Liquidity Risk
Manager Risk
Market and Company Risk
Market Capitalization Risk
Maturity Risk
Other Investment Companies Risk
Over-the-Counter Investment Risk
Portfolio Turnover Risk
Restricted and Illiquid Securities Risk
Securities Lending Risk
U.S. Government Securities and Obligations Risk
Value Investing Risk
When Issued and Delayed Delivery Securities and Forward Commitments Risk

Please see “Summary of Principal Risks” following the “Description of the Portfolios” section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information (“SAI”).

Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the changes in the Portfolio’s performance from year to year, and the table compares the Portfolio’s performance to the performance of a broad measure of market performance for the same period. The Portfolio’s past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s Class S shares’ (2003-2006) and ADV Class shares’ (2007-2008) performance from year to year. Class S shares’ performance has been adjusted to reflect the higher expenses of the ADV Class shares.

5

Description of the Portfolios (continued) Year-by-Year Total Returns(1)(2)
(For the periods ended December 31 of each year)

Best and Worst Quarterly Returns during this Period:

Best:	2nd Quarter	2003:	17.64%
Worst:	4th Quarter	2008:	(18.18)%

The following table provides some indication of the risks of investing in the Portfolio by comparing the Portfolio’s ADV Class shares’ and Class S shares’ performance to that of a broad measure of market performance – the Russell 1000® Value Index. The Russell 1000® Value Index is an unmanaged index that measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values. Class S shares’ performance has been adjusted to reflect the higher expenses of ADV Class shares. The index does not reflect fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in the index.

Average Annual Total Returns(1)(2) (For the periods ended December 31, 2008)
	1 Year	5 Years (or Life of Class)	10 Years (or Life of Class)
ADV Class Return	(35.61)%	(12.22)% (1)	N/A
Russell 1000® Value Index	(36.85)%	(12.08)% (3)	N/A
Class S Return (adjusted)	(35.63)%	(1.98)%	(0.04)% (1)
Russell 1000® Value Index	(36.85)%	(0.79)%	0.74% (3)
(1)	ADV Class shares commenced operations on April 28, 2006. Class S shares commenced operations on May 1, 2002. Class S shares are not offered in this Prospectus. If they had been offered, ADV Class shares would have had substantially similar annual returns as Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and ADV Class shares have different expenses.
(2)	BlackRock Investment Management has managed the Portfolio since September 30, 2006. Prior to September 30, 2006, the Portfolio was managed by Mercury Advisors. On September 29, 2006, BlackRock, Inc. consummated a transaction with Merrill Lynch & Co., Inc. whereby Merrill Lynch & Co., Inc.’s investment management businesses (including Mercury Advisors) combined with that of BlackRock, Inc. to create a new independent company.
(3)	The index return for ADV Class shares is for the period beginning May 1, 2006. The index return for Class S shares is for the period beginning May 1, 2002.
6

Description of the Portfolios (continued)

ING Clarion Real Estate Portfolio

Sub-Adviser

ING Clarion Real Estate Securities L.P. (“ING CRES”)

Investment Objective

Total return including capital appreciation and current income. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

The Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in common and preferred stocks of U.S. real estate investment trusts (“REITS”) and real estate companies. The Portfolio will provide shareholders with at least 60 days’ prior notice of any change in this investment policy. For this Portfolio, real estate companies consist of companies that are principally engaged in the real estate industry. A company shall be considered to be “principally engaged” in the real estate industry if it: (a) derives at least 50% of its revenues or profits from the ownership, construction, management, financing or sale of residential, commercial or industrial real estate; or (b) has at least 50% of the fair market value of its assets invested in residential, commercial or industrial real estate. Companies principally engaged in the real estate industry may include REITs, master limited partnerships, real estate owners, real estate managers, real estate brokers, real estate dealers and companies with substantial real estate holdings.

The Sub-Adviser focuses on investments that generally provide income and also have the potential for long-term capital appreciation. The Sub-Adviser uses systematic, top-down research to evaluate property market conditions and trends to judge which market sectors offer potentially attractive returns. The Sub-Adviser uses proprietary analytical techniques to identify the securities which it believes will provide above-average cash flow yield and growth. Companies evaluated for purchase and sale using several different qualitative and quantitative factors such as valuation, capital structure, and management and strategy. The Sub-Adviser will sell a security when it no longer meets these criteria. The Sub-Adviser’s investment approach, with its emphasis on investments in companies primarily engaged in the real estate industry, is expected to product a total return that is closely tied to the performance of the market for publicly traded real estate companies, including REITs, which is a narrow segment of the overall U.S. stock market.

The Sub-Adviser may invest in companies of any market capitalization; however, the Sub-Adviser will generally not invest in companies with market capitalization of less than $100 million at the time of purchase. The Portfolio also may invest in convertible securities, initial public offerings and Rule 144A securities.

The Portfolio is non-diversified, which means that it may invest in securities of a limited number of issuers, and, when compared with other funds, may invest a greater portion of its assets in a particular issuer.

The Portfolio may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended and the rules, regulations and exemptive orders thereunder.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the Sub-Adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Convertible Securities Risk
Diversification Risk
Equity Securities Risk
Industry Concentration Risk
Initial Public Offerings Risk
Investment Models Risk
Liquidity Risk
Manager Risk
Market and Company Risk
Other Investment Companies Risk
Real Estate Investment Trusts Risk
Restricted and Illiquid Securities Risk
Rule 144A Securities Risk
Sector Risk
Securities Lending Risk

Please see “Summary of Principal Risks” following the “Description of the Portfolios” section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does
7

Description of the Portfolios (continued) not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information (“SAI”).

Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the changes in the Portfolio’s performance from year to year, and the table compares the Portfolio’s performance to the performance of two broad measures of market performance for the same period. The Portfolio’s past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s Class S shares’ (1999-2006) and ADV Class shares’ (2007-2008) performance from year to year. Class S shares’ performance has been adjusted to reflect the higher expenses of ADV Class shares.

Year-by-Year Total Returns(1)(2)
(For the periods ended December 31 of each year)

Best and Worst Quarterly Returns during this Period:

Best:	4th Quarter	2004:	17.70%
Worst:	4th Quarter	2008:	(37.95)%
8

Description of the Portfolios (continued)

The following table provides some indication of the risks of investing in the Portfolio by comparing the Portfolio’s ADV Class shares’ and Class S shares’ performance to that of two broad measures of market performance – the Morgan Stanley Capital International U.S. REIT (“MSCI U.S. REIT”) Index the Dow Jones Wilshire Real Estate Securities Index. The MSCI U.S. REIT Index is a capitalization-weighted benchmark index of the most actively traded real estate investment trust, designed to measure real estate equity performance. The Dow Jones Wilshire Real Estate Securities Index consists of REITs and real estate operating companies and is capitalization-weighted. The Portfolio changed the index to which it compares its performance because the MSCI U.S. REIT Index is considered to be more appropriate comparison. Class S shares’ performance has been adjusted to reflect the higher expenses of ADV Class shares. The indices do not reflect fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in the indices.

Average Annual Total Returns(1)(2) (For the periods ended December 31, 2008)
	1 Year	5 Years (or Life of Class)	10 Years
ADV Class Return	(38.73)%	(15.17)%(1)	N/A
MSCI U.S. REIT Index	(37.97)%	(15.78)%(3)	N/A
Dow Jones Wilshire Real Estate Securities Index	(39.83)%	(17.18)%(3)	N/A
Class S Return (adjusted)	(38.74)%	1.94%	7.37%
MSCI U.S. REIT Index	(37.97)%	0.67%	7.19%
Dow Jones Wilshire Real Estate Securities Index	(39.83)%	0.62%	7.33%
(1)	ADV Class shares commenced operations on April 17, 2006. Class S shares are not offered in this Prospectus. If they had been offered, ADV Class shares would have had substantially similar annual returns as Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and ADV Class shares have different expenses.
(2)	On May 1, 2009, ING CRES became the Sub-Adviser of the Portfolio. On May 1, 2009, the Portfolio changed its name and principal investment strategies. Van Kampen was the sub-adviser of the Portfolio from December 17, 2001 to May 1, 2009. Performance prior to December 17, 2001 is attributable to a different sub-adviser.
(3)	The index returns for ADV Class shares are for the period beginning May 1, 2006.
9

Description of the Portfolios (continued)

ING Growth and Income Portfolio II

Sub-Adviser

ING Investment Management Co. (“ING IM”)

Investment Objective

Seeks to maximize total return through investments in a diversified portfolio of common stocks and securities convertible into common stocks. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

Under normal market conditions, the Portfolio invests at least 65% of its total assets in common stocks that the Sub-Adviser believes have significant potential for capital appreciation or income growth or both.

The Sub-Adviser may invest principally in common stocks and securities convertible into common stocks having significant potential for capital appreciation, may purchase common stock principally for their income potential through dividends or may acquire securities having a mix of these characteristics. The Portfolio also may engage in option writing.

The Sub-Adviser utilizes a team for portfolio constructions. The senior portfolio managers and all of the sector analysts on the team participate in the process, with the sector analysts determining the security selection for each of their sectors for the dedicated portion of the overall portfolio. The senior portfolio managers are responsible for the overall allocation of assets for the Portfolio, including management of the Portfolio’s overall risk profile.

In managing the Portfolio, the Sub-Adviser:

  Emphasizes stocks of larger companies.
  Looks to strategically invest the Portfolio’s assets in stocks of mid-sized companies and up to 25% of its total assets in stocks of foreign issuers, depending upon market conditions.
  Utilizes an intensive, fundamentally driven research process to evaluate company financial characteristics (for example, price-to-earnings ratios, growth rates and earnings estimates) to select securities within each class. In analyzing these characteristics, the Sub-Adviser attempts to identify positive earnings momentum and positive valuation characteristics in selecting securities whose perceived value is not reflected in their price.

The Portfolio may invest in certain higher risk investments such as derivative instruments, including, but not limited to, put and call options.

The Sub-Adviser may sell securities for a variety of circumstances, such as to secure gains, limit losses or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended and the rules, regulations and exemptive orders thereunder.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

Pending Merger - On September 11, 2008, the Board approved a proposal to reorganize the Portfolio into ING VP Growth and Income Portfolio. If shareholder approval is obtained, it is expected that the reorganization will take place during the third quarter of 2009. Shareholders will be notified if the reorganization is not approved. After the reorganization you will hold shares of ING VP Growth and Income Portfolio. For more information regarding ING VP Growth and Income Portfolio, please contact a Shareholder Services representative at (800) 366-0066.

Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the Sub-Adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Convertible Securities Risk
Derivatives Risk
Equity Securities Risk
Foreign Investment Risk
Liquidity Risk
Market Trends Risk
Mid-Capitalization Company Risk
Other Investment Companies Risk
Portfolio Turnover Risk
Securities Lending Risk
Small-Capitalization Company Risk

10

Description of the Portfolios (continued)

Please see “Summary of Principal Risks” following the “Description of the Portfolios” section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information (“SAI”).

Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the changes in the Portfolio’s performance from year to year, and the table compares the Portfolio’s performance to the performance of a broad measure of market performance for the same period. The Portfolio’s past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s Class S shares’ (2001-2005) and ADV Class shares’ (2006-2008) performance from year to year. Class S shares’ performance has been adjusted to reflect the higher expenses of ADV Class shares.

Year-by-Year Total Returns(1)(2)
(For the periods ended December 31 of each year)

Best and Worst Quarterly Returns during this Period:

Best:	4th Quarter	2004:	15.09%
Worst:	4th Quarter	2008:	(31.20)%
11

Description of the Portfolios (continued)

The following table provides some indication of the risks of investing in the Portfolio by comparing the Portfolio’s ADV Class shares’ and Class S shares’ performance to that of a broad measure of market performance – the Standard & Poor’s 500® Composite Stock Price (“S&P 500®”) Index. The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States. Class S shares’ performance has been adjusted to reflect the higher expenses of ADV Class shares. The index does not reflect fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in the index.

Average Annual Total Returns(1)(2) (For the periods ended December 31, 2008)
	1 Year	5 Years (or Life of Class)	10 Years (or Life of Class)
ADV Class Return	(55.70)%	(17.45)% (1)	N/A
S&P 500® Index	(37.00)%	(5.00)% (3)	N/A
Class S Return (adjusted)	(55.62)%	(11.98)%	(8.85)% (1)
S&P 500® Index	(37.00)%	(2.19)%	(3.76)% (3)
(1)	ADV Class shares commenced operations on April 11, 2005. Class S shares commenced operations on October 2, 2000. Class S shares are not offered in this Prospectus. If they had been offered, ADV Class shares would have had substantially similar annual returns as Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and ADV Class shares have different expenses.
(2)	ING IM has managed the Portfolio since May 1, 2009. On April 30, 2009, the Portfolio changed its name, investment objective and principal investment strategies. Legg Mason Capital Management, Inc. managed the Portfolio from May 3, 2004 through April 30, 2009. Janus Capital Management LLC managed the Portfolio from September 9, 2002 through May 2, 2004. Performance prior to September 9, 2002 is attributable to a different sub-adviser.
(3)	The index return for ADV Class shares is for the period beginning April 1, 2005. The index return for Class S shares is for the period beginning October 1, 2000.
12

Description of the Portfolios (continued)

ING Index Plus International Equity Portfolio

Sub-Adviser

ING Investment Management Advisors, B.V. (“IIMA”)

Investment Objective

Outperform the total return performance of the Morgan Stanley Capital International Europe, Australasia and Far East® (“MSCI EAFE®”) Index, while maintaining a market level of risk. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

The Portfolio normally invests at least 80% of its net assets (plus borrowings for investment purposes) in stocks included in the MSCI EAFE® Index, exchange-traded funds (“ETFs”), and derivatives (including futures and options) whose economic returns are similar to the MSCI EAFE® Index or its components. The Portfolio will provide shareholders with at least 60 days’ prior notice of any change in this investment policy. The MSCI EAFE® Index is a market value-weighted index that reflects the performance of approximately 1,100 securities listed on the stock exchanges of countries in Europe, Australasia and the Far East. ETFs are passively managed investment companies traded on a securities exchange whose goal is to track or replicate a desired index.

The Portfolio may also invest in securities that are convertible into common stocks included in the MSCI EAFE® Index.

The Portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted by the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

In managing the Portfolio, the Sub-Adviser attempts to achieve the Portfolio’s objective by overweighting those stocks in the MSCI EAFE® Index that it believes will outperform the MSCI EAFE® Index, and underweighting (or avoiding altogether) those stocks that the Sub-Adviser believes will underperform the MSCI EAFE® Index. In determining stock weightings, the Sub-Adviser uses internally developed quantitative computer models to evaluate various criteria, such as cash flows, earnings and price to book ratios of each company, in an attempt to select companies with long-term sustainable growth characteristics at acceptable valuation levels. The Portfolio’s aggregate characteristics will approximate that of the MSCI EAFE® Index.

At any one time, the Sub-Adviser generally includes in the Portfolio between 300 and 400 of the stocks included in the MSCI EAFE® Index. Although the Portfolio will not hold all the stocks in the MSCI EAFE® Index, the Sub-Adviser expects that there will be a close correlation between the performance of the Portfolio and that of the MSCI EAFE® Index in both rising and falling markets. The Portfolio may pay transactional and other expenses that are not reflected in the MSCI EAFE® Index. This will give the Portfolio a performance disadvantage in relation to the MSCI EAFE® Index.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective.

Pending Merger - On March 27, 2009, the Board approved a proposal to reorganize the Portfolio into ING International Index Portfolio. If shareholder approval is obtained, it is expected that the reorganization will take place during the third quarter of 2009. Shareholders will be notified if the reorganization is not approved. After the reorganization you will hold shares of ING International Index Portfolio. For more information regarding ING International Index Portfolio, please contact a Shareholder Services representative at (800) 366-0066.

Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the Sub-Adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

13

Description of the Portfolios (continued)

Convertible Securities Risk
Derivatives Risk
Equity Securities Risk
Foreign Investment Risk
Index Strategy Risk
Investment Models Risk
Liquidity Risk
Manager Risk
Market and Company Risk
Market Capitalization Risk
Market Trends Risk
Other Investment Companies Risk
Portfolio Turnover Risk
Securities Lending Risk

Please see “Summary of Principal Risks” following the “Description of the Portfolios” section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information (“SAI”).

Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the changes in the Portfolio’s performance from year to year, and the table compares the Portfolio’s performance to the performance of a broad measure of market performance for the same period. The Portfolio’s past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

14

Description of the Portfolios (continued)

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s Class S shares’ (2006) and ADV Class shares’ (2007-2008) performance from year to year. Class S shares’ performance has been adjusted to reflect the higher expenses of the ADV Class shares.

Year-by-Year Total Returns(1)
(For the periods ended December 31 of each year)

Best and Worst Quarterly Returns during this Period:

Best:	4th Quarter	2006:	9.93%
Worst:	3rd Quarter	2008:	(20.41)%

The following table provides some indication of the risks of investing in the Portfolio by comparing the Portfolio’s ADV Class shares’ and Class S shares’ performance to that of a broad measure of market performance – the Morgan Stanley Capital International Europe, Australasia and Far East® (“MSCI EAFE®”) Index. The MSCI EAFE® Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australasia and the Far East. Class S shares’ performance has been adjusted to reflect the higher expenses of ADV Class shares. The index includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in the index.

Average Annual Total Returns(1) (For the periods ended December 31, 2008)
	1 Year	5 Years (or Life of Class)	10 Years
ADV Class Return	(44.07)%	(19.43)% (1)	N/A
MSCI EAFE® Index	(43.38)%	(20.66)% (2)	N/A
Class S Return (adjusted)	(44.01)%	(5.37)% (1)	N/A
MSCI EAFE® Index	(43.38)%	(3.47)% (2)	N/A
(1)	ADV Class shares commenced operations on April 12, 2006. On July 11, 2006, all outstanding shares of ADV Class were fully redeemed. On December 20, 2006, ADV Class re-commenced operations. Class S shares commenced operations July 29, 2005. Class S shares are not offered in this Prospectus. If they had been offered, ADV Class shares would have had substantially similar annual returns as Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and ADV Class shares have different expenses.
(2)	The index return for ADV Class shares is for the period beginning January 1, 2007. The index return for Class S shares is for the period beginning August 1, 2005.
15

Description of the Portfolios (continued)

ING International Growth Opportunities Portfolio

Sub-Adviser

ING Investment Management Co. (“ING IM”)

Investment Objective

Long-term growth of capital. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

Under normal conditions, the Portfolio invests at least 65% of its net assets in equity securities of issuers located in a number of different countries outside of the United States. The Portfolio invests primarily in companies with a large market capitalization, but may also invest in mid- and small-sized companies. The Portfolio generally invests in common and preferred stocks, warrants and convertible securities. The Portfolio may invest in companies located in countries with emerging securities markets when the Sub-Adviser believes they present attractive investment opportunities. The Portfolio may invest in government debt securities of developed foreign countries. The Portfolio may invest up to 35% of its assets in securities of U.S. issuers, including investment-grade government and corporate debt securities. The Portfolio may invest in derivative instruments, including futures. The Portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

The Sub-Adviser primarily uses a bottom-up fundamental analysis to identify stocks which it believes offer relatively attractive growth prospects relative to their peers in the same industry, sector or region. The valuation characteristics of stocks expected to exhibit growth are also assessed to determine whether the expected growth allows for capital appreciation. Customized sector, country and universe screens are employed to help rank stocks in terms of their relative attractiveness based on a blend of growth and valuation factors. The relative riskiness of individual securities is also assessed prior to a decision to purchase a security.

The Portfolio may employ currency hedging strategies to seek to protect the portfolio from adverse effects on the U.S. dollar.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective.

Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the Sub-Adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Call Risk
Convertible Securities Risk
Credit Risk
Currency Risk
Debt Securities Risk
Derivatives Risk
Emerging Markets Risk
Equity Securities Risk
Foreign Investment Risk
Growth Investing Risk
Interest Rate Risk
Liquidity Risk
Manager Risk
Market and Company Risk
Market Capitalization Risk
Market Trends Risk
Mid-Capitalization Company Risk
Other Investment Companies Risk
Portfolio Turnover Risk
Securities Lending Risk
Small-Capitalization Company Risk
Sovereign Debt Risk

16

Description of the Portfolios (continued)

Please see “Summary of Principal Risks” following the “Description of the Portfolios” section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information (“SAI”).

Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the changes in the Portfolio’s performance from year to year, and the table compares the Portfolio’s performance to the performance of a broad measure of market performance for the same period. The Portfolio’s past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s Class S shares’ (2002-2006) and ADV Class shares’ (2007-2008) performance from year to year. Class S shares’ performance has been adjusted to reflect the higher expenses of ADV Class shares.

Year-by-Year Total Returns(1)(2)
(For the periods ended December 31 of each year)

Best and Worst Quarterly Returns during this Period:

Best:	2nd Quarter	2003:	16.06%
Worst:	3rd Quarter	2008:	(27.85)%
17

Description of the Portfolios (continued)

The following table provides some indication of the risks of investing in the Portfolio by comparing the Portfolio’s ADV Class shares’ and Class S shares’ performance to that of a broad measure of market performance – the Morgan Stanley Capital International Europe, Australasia and Far East GrowthSM (“MSCI EAFE GrowthSM”) Index. The MSCI EAFE GrowthSM Index is an unmanaged index that measures the performance in 20 countries within Europe, Australasia and the Far East with a greater-than-average growth orientation. Class S shares’ performance has been adjusted to reflect the higher expenses of ADV Class shares. The index includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in the index.

Average Annual Total Returns(1)(2) (For the periods ended December 31, 2008)
	1 Year	5 Years (or Life of Class)	10 Years (or Life of Class)
ADV Class Return	(52.68)%	(25.27)% (1)	N/A
MSCI EAFE GrowthSM Index	(42.70)%	(18.00)% (3)	N/A
Class S Return (adjusted)	(52.52)%	(2.76)%	(0.90)% (1)
MSCI EAFE GrowthSM Index	(42.70)%	1.43%	2.77% (3)
(1)	ADV Class shares commenced operations on December 29, 2006. Class S shares commenced operations on December 17, 2001. Class S shares are not offered in this Prospectus. If they had been offered, ADV Class shares would have had substantially similar annual returns as Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and ADV Class shares have different expenses.
(2)	On April 30, 2007, the Portfolio changed its name from ING International Portfolio to ING International Growth Opportunities Portfolio.
(3)	The index return for ADV Class shares is for the period beginning January 1, 2007. The index return for Class S shares is for the period beginning January 1, 2002.
18

Description of the Portfolios (continued)

ING JPMorgan Small Cap Core Equity Portfolio

Sub-Adviser

J.P. Morgan Investment Management Inc. (“JPMorgan”)

Investment Objective

Capital growth over the long term. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of small-capitalization companies. The Portfolio will provide shareholders with at least 60 days’ prior notice of any change in this investment policy. The Sub-Adviser defines small-capitalization companies as companies with market capitalization equal to those within a universe of Russell 2000® Index stocks. Market capitalization is the total market value of a company’s shares.

The Sub-Adviser uses a multi-style approach, under which the portfolio managers select assets for the Portfolio in complementary styles. Through both fundamental and quantitative analysis, the portfolio management team focuses on companies that have a core competitive advantage and appear relatively attractive to other companies within the same economic sector. They base this analysis on a number of quantitative factors, as well as qualitative insights into industries and individual companies gathered through fundamental research. The sector and stock weightings of the investments selected will vary from weightings of the Russell 2000® Index only within limits established by the investment team.

The Portfolio may also invest up to 20% of its total assets in foreign securities. These investments may take the form of depositary receipts. The Portfolio may also invest up to 20% of its total assets in convertible securities which generally pay interest or dividends and which can be converted into common or preferred stock.

Although the Portfolio intends to invest primarily in equity securities, under normal market conditions, it may invest up to 20% of its total assets in high-quality money market instruments and repurchase agreements.

The Portfolio’s equity holdings may include real estate investment trusts, which are pools of investments consisting primarily of income-producing real estate or loans related to real estate.

The Portfolio may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Portfolio may use derivatives to hedge various market risks or to increase the Portfolio’s income or gain.

The Portfolio may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended and the rules, regulations and exemptive orders thereunder.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the Sub-Adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Convertible Securities Risk
Depositary Receipts Risk
Derivatives Risk
Equity Securities Risk
Foreign Investment Risk
Growth Investing Risk
Investment Models Risk
Liquidity Risk
Manager Risk
Market and Company Risk
Market Capitalization Risk
Mid-Capitalization Company Risk
Mortgage-Related Securities Risk
Other Investment Companies Risk
Real Estate Investment Trusts Risk
Securities Lending Risk
Small-Capitalization Company Risk
Value Investing Risk

Please see “Summary of Principal Risks” following the “Description of the Portfolios” section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does
19

Description of the Portfolios (continued) not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information (“SAI”).

Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the changes in the Portfolio’s performance from year to year, and the table compares the Portfolio’s performance to the performance of a broad measure of market performance for the same period. The Portfolio’s past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s Class S shares’ (2003-2004) and ADV Class shares’ (2005-2008) performance from year to year. Class S shares’ performance has been adjusted to reflect the higher expenses of ADV Class shares.

Year-by-Year Total Returns(1)(2)
(For the periods ended December 31 of each year)

Best and Worst Quarterly Returns during this Period:

Best:	2nd Quarter	2003:	15.10%
Worst:	4th Quarter	2008:	(23.10)%
20

Description of the Portfolios (continued)

The following table provides some indication of the risks of investing in the Portfolio by comparing the Portfolio’s ADV Class shares’ and Class S shares’ performance to that of a broad measure of market performance – the Russell 2000® Index. The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which contains the 3,000 largest U.S. companies, based on total market capitalization. Class S shares’ performance has been adjusted to reflect the higher expenses of ADV Class shares. The index does not reflect fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in the index.

Average Annual Total Returns(1)(2) (For the periods ended December 31, 2008)
	1 Year	5 Years (or Life of Class)	10 Years (or Life of Class)
ADV Class Return	(30.14)%	0.45% (1)	N/A
Russell 2000® Index	(33.79)%	(0.95)% (3)	N/A
Class S Return (adjusted)	(30.20)%	0.61%	1.29% (1)
Russell 2000® Index	(33.79)%	(0.93)%	0.95% (3)
(1)	ADV Class shares commenced operations on August 12, 2004. Class S shares commenced operations on May 1, 2002. Class S shares are not offered in this Prospectus. If they had been offered, ADV Class shares would have had substantially similar annual returns as Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and ADV Class shares have different expenses.
(2)	JPMorgan has managed the Portfolio since May 1, 2002. On November 6, 2006, the Portfolio changed its name from ING JPMorgan Small Cap Equity Portfolio to ING JPMorgan Small Cap Core Equity Portfolio.
(3)	The index return for ADV Class shares is for the period beginning August 1, 2004. The index return for Class S shares is for the period beginning May 1, 2002.
21

Description of the Portfolios (continued)

ING JPMorgan Value Opportunities Portfolio

Sub-Adviser

J.P. Morgan Investment Management Inc. (“JPMorgan”)

Investment Objective

Long-term capital appreciation. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

Under normal circumstances, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of mid- and large-capitalization companies at the time of purchase. The Sub-Adviser considers issuers with market capitalizations between $2 billion and $5 billion to be mid-capitalization companies and those with market capitalizations above $5 billion to be large-capitalization companies. Market capitalization is the total market value of a company’s shares. The Sub-Adviser builds a portfolio that it believes has characteristics of undervalued securities.

Equity securities in which the Portfolio may invest include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

The Portfolio may invest any portion of its assets that is not in equity securities in high-quality money market instruments and repurchase agreements.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Portfolio may invest. The Portfolio may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Portfolio may use derivatives to hedge various investments and for risk management.

The Portfolio may invest in mortgage-related securities issued by government entities and private issuers.

The Portfolio may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended and the rules, regulations and exemptive orders thereunder.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

Pending Merger - On March 27, 2009, the Board approved a proposal to reorganize the Portfolio into ING RussellTM Large Cap Value Index Portfolio. If shareholder approval is obtained, it is expected that the reorganization will take place during the third quarter of 2009. Shareholders will be notified if the reorganization is not approved. After the reorganization you will hold shares of ING RussellTM Large Cap Value Index Portfolio. For more information regarding ING RussellTM Large Cap Value Index Portfolio, please contact a Shareholder Services representative at (800) 366-0066.

Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the Sub-Adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Convertible Securities Risk
Depositary Receipts Risk
Derivatives Risk
Equity Securities Risk
Foreign Investment Risk
Interest Rate Risk
Investment Style Risk
Liquidity Risk
Manager Risk
Market and Company Risk
Market Capitalization Risk
Mid-Capitalization Company Risk
Mortgage-Related Securities Risk
Other Investment Companies Risk
Price Volatility Risk
Securities Lending Risk
Value Investing Risk

22

Description of the Portfolios (continued)

Please see “Summary of Principal Risks” following the “Description of the Portfolios” section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information (“SAI”).

Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the changes in the Portfolio’s performance from year to year, and the table compares the Portfolio’s performance to the performance of a broad measure of market performance for the same period. The Portfolio’s past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s Class S shares’ (2006) and ADV Class shares’ (2007-2008) performance from year to year. Class S shares’ performance has been adjusted to reflect the higher expenses of the ADV Class shares.

Year-by-Year Total Returns(1)
(For the periods ended December 31 of each year)

Best and Worst Quarterly Returns during this Period:

Best:	4th Quarter	2006:	8.19%
Worst:	4th Quarter	2008:	(20.81)%
23

Description of the Portfolios (continued)

The following table provides some indication of the risks of investing in the Portfolio by comparing the Portfolio’s ADV Class shares’ and Class S shares’ performance to that of a broad measure of market performance – the Russell 1000® Value Index. The Russell 1000® Value Index is an unmanaged index that measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values. Class S shares’ performance has been adjusted to reflect the higher expenses of the ADV Class shares. The index does not reflect fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in the index.

Average Annual Total Returns(1) (For the periods ended December 31, 2008)
	1 Year	5 Years (or Life of Class)	10 Years
ADV Class Return	(39.65)%	(13.11)% (1)	N/A
Russell 1000® Value Index	(36.85)%	(11.57)% (2)	N/A
Class S Return (adjusted)	(39.71)%	(7.18)% (1)	N/A
Russell 1000® Value Index	(36.85)%	(4.66)% (2)	N/A
(1)	ADV Class shares commenced operations on May 30, 2006. Class S shares commenced operations on April 29, 2005. Class S shares are not offered in this Prospectus. If they had been offered, ADV Class shares would have had substantially similar annual returns as Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and ADV Class shares have different expenses.
(2)	The index return for ADV Class is for the period beginning June 1, 2006. The index return for Class S shares is for the period beginning May 1, 2005.
^
24

Description of the Portfolios (continued)

ING Limited Maturity Bond Portfolio

Sub-Adviser

ING Investment Management Co. (“ING IM”)

Investment Objectives

Highest current income consistent with low risk to principal and liquidity. As a secondary objective, the Portfolio seeks to enhance its total return through capital appreciation when market factors, such as falling interest rates and rising bond prices, indicate that capital appreciation may be available without significant risk to principal. The Portfolio’s investment objectives are not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

The Portfolio seeks to achieve its investment objectives by investing under normal circumstances at least 80% of its net assets (plus borrowing for investment purposes) in a diversified portfolio of bonds that are primarily limited maturity debt securities. The Portfolio will provide shareholders with at least 60 days’ prior notice of any change in this investment policy. These short to intermediate-term debt securities have remaining maturities of seven years or less. The dollar-weighted average maturity of the Portfolio generally will not exceed five years and in periods of rising interest rates may be shortened to one year or less. Under normal market conditions, the Portfolio maintains significant exposure to government securities.

The Sub-Adviser utilizes the following decision making process to achieve the Portfolio’s objectives:

  Active Duration Management.  The average duration of the Portfolio is actively managed relative to the benchmark’s average duration. In rising interest rate environments, the average duration will tend to be equal to or less than the benchmark and in falling interest rate environments, the average duration will tend to be greater than the benchmark;
  Yield Curve Analysis.  The yield curve shape is assessed to identify the risk/reward trade-off of maturity decisions and market expectations of future interest rates;
  Sector Selection.  Sectors are overweighted or underweighted relative to the benchmark based on sector analysis and market opportunities. Sectors are broadly defined to include U.S. Treasury securities, U.S. government agency securities, corporate securities, mortgage-backed securities, asset-backed securities and money market securities. The Sub-Adviser may further evaluate groupings within sectors such as various industry groups within the corporate securities sector (e.g., finance, industrials, utilities, etc.); and
  Security Selection.  The Sub-Adviser emphasizes individual securities with positive credit fundamentals, liquidity and relative value within their respective sectors.

The Portfolio invests in non-government securities, issued by companies of all sizes, only if rated investment-grade by a Nationally Recognized Statistical Rating Organization (e.g., Baa3 or better by Moody’s Investors Service, Inc. (“Moody’s”) or BBB- or better by Standard & Poor’s Ratings Services (“S&P”) or BBB- or better by Fitch Ratings (“Fitch”) or, if not rated by Moody’s, S&P or Fitch, the Sub-Adviser determines at the time of purchase that they are of comparable quality. Money market securities must be rated in the two highest rating categories by Moody’s (P-1 or P-2), S&P (A-1+, A-1 or A-2) or Fitch (A-1+, A-1 or A-2), or determined, at the time of purchase, to be of comparable quality by the Sub-Adviser. For a description of bond ratings, please refer to the Statement of Additional Information (“SAI”).

The Portfolio may also invest in: preferred stocks; U.S. government securities, securities of foreign governments and supranational organizations; mortgage bonds; municipal bonds, notes and commercial paper; and debt securities of foreign issuers. The Portfolio may engage in dollar roll transactions and swap agreements, including credit default swaps. The Portfolio may use options and futures contracts involving securities, securities indices and interest rates. A portion of the Portfolio’s assets may be invested in mortgage-backed and asset-backed debt securities.

In addition, private placements of debt securities (which are often restricted securities) are eligible for purchase along with other illiquid securities, subject to appropriate limits.

The Portfolio may borrow up to 10% of the value of its net assets. This amount may be increased to 25% for temporary purposes.

The Portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

25

Description of the Portfolios (continued) The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective.

Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the Sub-Adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Asset-Backed Securities Risk
Borrowing Risk
Call Risk
Credit Risk
Credit Derivatives Risk
Debt Securities Risk
Derivatives Risk
Equity Securities Risk
Foreign Investment Risk
Income Risk
Interest Rate Risk
Leveraging Risk
Liquidity Risk
Manager Risk
Mortgage-Related Securities Risk
Other Investment Companies Risk
Portfolio Turnover Risk
Restricted and Illiquid Securities Risk
Sector Risk
Securities Lending Risk
Sovereign Debt Risk
U.S. Government Securities and Obligations Risk

Please see “Summary of Principal Risks” following the “Description of the Portfolios” section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information (“SAI”).

Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the changes in the Portfolio’s performance from year to year, and the table compares the Portfolio’s performance to the performance of a broad measure of market performance for the same period. The Portfolio’s past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

26

Description of the Portfolios (continued)

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s Class S shares’ (1998-2006) and ADV Class shares’ (2007-2008) performance from year to year. Class S shares’ performance has been adjusted to reflect the higher expenses of ADV Class shares.

Year-by-Year Total Returns(1)
(For the periods ended December 31 of each year)

Best and Worst Quarterly Returns during this Period:

Best:	3rd Quarter	2001:	4.11%
Worst:	3rd Quarter	2008:	(3.15)%

The following table provides some indication of the risks of investing in the Portfolio by comparing the Portfolio’s ADV Class shares’ and Class S shares’ performance to that of a broad measure of market performance – the Barclays Capital 1-3 Year U.S. Government/Credit Bond Index (formerly, the Lehman Brothers® 1-3 Year U.S. Government/Credit Bond Index). The Barclays Capital 1-3 Year U.S. Government/Credit Bond Index is an index of publicly issued investment-grade fixed-rate debt securities, including Treasuries, Agencies and credit securities with a maturity of one-to-three years. Class S shares’ performance has been adjusted to reflect the higher expenses of ADV Class shares. The index does not reflect fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in the index.

Average Annual Total Returns(1) (For the periods ended December 31, 2008)
	1 Year	5 Years (or Life of Class)	10 Years
ADV Class Return	(0.73)%	2.65% (1)	N/A
Barclays Capital 1-3 Year U.S. Government/Credit Bond Index	4.97%	5.73% (2)	N/A
Class S Return (adjusted)	(0.58)%	2.11%	3.61%
Barclays Capital 1-3 Year U.S. Government/Credit Bond Index	4.97%	3.81%	4.79%
(1)	ADV Class shares commenced operations on April 28, 2006. Class S shares are not offered in this Prospectus. If they had been offered, ADV Class shares would have had substantially similar annual returns as Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and ADV Class shares have different expenses.
(2)	The index return for ADV Class shares is for the period beginning May 1, 2006.
27

Description of the Portfolios (continued)

ING Lord Abbett Affiliated Portfolio

Sub-Adviser

Lord, Abbett & Co. LLC (“Lord Abbett”)

Investment Objectives

Long-term growth of capital. Current income is a secondary objective. The Portfolio’s investment objectives are not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

Under normal market conditions, the Portfolio invests primarily in equity securities of large, seasoned, U.S. and multinational companies that the Sub-Adviser believes are undervalued. Value stocks are stocks of companies that the Sub-Adviser believes the market undervalues according to certain financial measurements of their intrinsic worth or business prospects. The Sub-Adviser defines a large company as one having a market capitalization, at the time of purchase, that falls within the market capitalization range of companies in the Russell 1000® Index. As of December 31, 2008, the market capitalization range of the Russell 1000® Index was $24 million to $421.7 billion. This range may vary daily.

Equity securities in which the Portfolio may invest include common stocks, preferred stocks, convertible securities, warrants, and similar instruments. In selecting investments for the Portfolio, the Sub-Adviser seeks to invest in securities of large, well-known companies selling at prices believed to be reasonable in relation to its assessment of their potential value. In selecting investments for the Portfolio, the Sub-Adviser looks for issuers that are “seasoned,” meaning that the Sub-Adviser views them as established companies whose securities have gained a reputation for quality among investors and are liquid in the market.

The Portfolio may invest up to 10% of its assets in foreign securities and also may invest in American Depositary Receipts and similar depositary receipts, which are not subject to the 10% limit on investment. The Portfolio may invest in convertible bonds and convertible preferred stock, and in derivatives and similar instruments. The Portfolio’s derivatives investments may include, but are not limited to, options, futures, forward contracts, swap agreements, warrants and rights. In addition, the Portfolio may buy and sell options on securities and securities indices for hedging or cross-hedging purposes or to seek to increase total return, and may sell covered call options on its portfolio securities in an attempt to increase income and to provide greater flexibility in the disposition of such securities.

The Portfolio may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended and the rules, regulations and exemptive orders thereunder.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the Sub-Adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Convertible Securities Risk
Depositary Receipts Risk
Derivatives Risk
Equity Securities Risk
Foreign Investment Risk
Liquidity Risk
Manager Risk
Market and Company Risk
Market Capitalization Risk
Market Trends Risk
Other Investment Companies Risk
Securities Lending Risk
Value Investing Risk

Please see “Summary of Principal Risks” following the “Description of the Portfolios” section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does
28

Description of the Portfolios (continued) not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information (“SAI”).

Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the changes in the Portfolio’s performance from year to year, and the table compares the Portfolio’s performance to the performance of a broad measure of market performance for the same period. The Portfolio’s past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s Class S shares’ (2001-2006) and ADV Class shares’ (2007-2008) performance from year to year. Class S shares’ performance has been adjusted to reflect the higher expenses of the ADV Class shares.

Year-by-Year Total Returns(1)(2)
(For the periods ended December 31 of each year)

Best and Worst Quarterly Returns during this Period:

Best:	2nd Quarter	2003:	19.48%
Worst:	4th Quarter	2008:	(20.24)%
29

Description of the Portfolios (continued)

The following table provides some indication of the risks of investing in the Portfolio by comparing the Portfolio’s ADV Class shares’ and Class S shares’ performance to that of a broad measure of market performance – the Russell 1000® Value Index. The Russell 1000® Value Index is an unmanaged index that measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values. Class S shares’ performance has been adjusted to reflect the higher expenses of ADV Class shares. The index does not reflect fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in the index.

Average Annual Total Returns(1)(2) (For the periods ended December 31, 2008)
	1 Year	5 Years (or Life of Class)	10 Years (or Life of Class)
ADV Class Return	(36.86)%	(12.15)%(1)	N/A
Russell 1000® Value Index	(36.85)%	(12.08)%(3)	N/A
Class S Return (adjusted)	(36.82)%	(2.41)%	(0.41)%(1)
Russell 1000® Value Index	(36.85)%	(0.79)%	1.10%(3)
(1)	ADV Class shares commenced operations on April 28, 2006. Class S shares commenced operations on February 1, 2000. Class S shares are not offered in this Prospectus. If they had been offered, ADV Class shares would have had substantially similar annual returns as Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and ADV Class shares have different expenses.
(2)	Lord Abbett, has managed the Portfolio since December 1, 2005. Prior to December 1, 2005, the Portfolio was managed by Salomon Brothers Asset Management Inc., and had a different investment objective and principal investment strategies. Performance prior to December 1, 2005 is attributable to Salomon Brothers Asset Management Inc.
(3)	The index return for ADV Class shares is for the period beginning May 1, 2006. The index return for Class S shares is for the period beginning February 1, 2000.
30

Description of the Portfolios (continued)

ING PIMCO High Yield Portfolio

Sub-Adviser

Pacific Investment Management Company LLC (“PIMCO”)

Investment Objective

Maximum total return, consistent with the preservation of capital and prudent investment management. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets (plus borrowings for investment purposes) in a diversified portfolio of high-yield securities (“junk bonds”) which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements rated below investment-grade but rated at least CCC/Caa by Moody’s Investors Service, Inc., Standard and Poor’s Ratings Services, or Fitch Ratings, or if unrated, determined by the Sub-Adviser to be of comparable quality, subject to a maximum of 5% of total assets in CCC/Caa securities, determined at the time of investment. The Portfolio will provide shareholders with at least 60 days’ prior notice of any change in this investment policy.

The remainder of the Portfolio’s assets may be invested in investment-grade fixed-income instruments. The average portfolio duration of the Portfolio normally varies within two years (plus or minus) of the duration of the Merrill Lynch U.S. High Yield BB-B Rated Constrained Index, which as of December 31, 2008 was 4.14 years. The Portfolio may invest up to 20% of its total assets in non-U.S. dollar-denominated securities and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio also may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. The Portfolio may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the Portfolio’s total assets.

The fixed-income instruments in which the Portfolio may invest include: securities issued or guaranteed by the U.S. government, its agencies or government-sponsored enterprises; corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper; mortgage-backed and other asset-backed securities; inflation-indexed bonds issued by both governments and corporations; structured notes, including hybrid or “indexed” securities and event-linked bonds; loan participations and assignments; delayed funding loans and revolving credit facilities; bank certificates of deposit, fixed-time deposits and bankers’ acceptances; repurchase agreements on fixed-income instruments and reverse repurchase agreements on fixed-income instruments; debt securities issued by state or local governments and their agencies, authorities and other government-sponsored enterprises; obligations of non-U.S. governments or their subdivisions, agencies, and government-sponsored enterprises; obligations of international agencies or supranational entities. The Portfolio may invest in derivatives based on fixed-income instruments, such as forwards, options, futures contracts or swaps agreements. The Portfolio may engage in short sales and may invest up to 10% of its total assets in preferred stocks.

The Portfolio may invest all of its assets in derivative instruments such as options, futures contracts or swap agreements or in mortgage- or asset-backed securities. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as “buy backs” or “dollar rolls”). The “total return” sought by the Portfolio consists of income earned on the Portfolio’s investments, plus capital improvements, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

The Portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted by the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective.

31

Description of the Portfolios (continued) Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the Sub-Adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Borrowing Risk
Call Risk
Convertible Securities Risk
Credit Derivatives Risk
Credit Risk
Currency Risk
Debt Securities Risk
Derivatives Risk
Emerging Markets Risk
Equity Securities Risk
Foreign Investment Risk
High-Yield, Lower-Grade Debt Securities Risk
Income Risk
Interest Rate Risk
Leveraging Risk
Liquidity Risk
Manager Risk
Market and Company Risk
Maturity Risk
Mortgage-Related Securities Risk
Other Investment Companies Risk
Portfolio Turnover Risk
Securities Lending Risk
Short Sales Risk
Sovereign Debt Risk
U.S. Government Securities and Obligations Risk
When Issued and Delayed Delivery Securities and Commitments Risk

Please see “Summary of Principal Risks” following the “Description of the Portfolios” section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information (“SAI”).

Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the changes in the Portfolio’s performance from year to year, and the table compares the Portfolio’s performance to the performance of two broad measures of market performance for the same period. The Portfolio’s past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s Class S shares’ (2005-2006) and ADV Class shares’ (2007-2008) performance from year to year. Class S shares performance has been adjusted to reflect the higher expenses of ADV Class shares.

32

Description of the Portfolios (continued) Year-by-Year Total Returns(1)
(For the periods ended December 31 of each year)

Best and Worst Quarterly Returns during this Period:

Best:	4th Quarter	2006:	3.51%
Worst:	3rd Quarter	2008:	(11.32)%

The following table provides some indication of the risks of investing in the Portfolio by comparing the Portfolio’s ADV Class shares’ and Class S shares’ performance to those of two broad measures of market performance – the Merrill Lynch U.S. High Yield, BB-B Rated, 2% Constrained Index (“Merrill Lynch U.S. High Yield Constrained Index”) and the Merrill Lynch U.S. High Yield BB-B Rated Index (“Merrill Lynch U.S. High Yield Rated Index”). The Merrill Lynch U.S. High Yield Constrained Index tracks the performance of BB-B rated U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Qualifying bonds are capitalization-weighted provided the total allocation to an individual issuer (defined by Bloomberg) does not exceed 2%. The Merrill Lynch U.S. High Yield Rated Index is an unmanaged index of bonds rated BB and B by Moody’s and Standard & Poor’s. The Merrill Lynch U.S. High Yield Rated Index is included to provide additonal comparison information. Class S shares’ performance has been adjusted to reflect the higher expenses of ADV Class shares. The indices do not reflect fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in the indices.

Average Annual Total Returns(1) (For the periods ended December 31, 2008)
	1 Year	5 Years (or Life of Class)	10 Years
ADV Class Return	(22.84)%	(6.59)% (1)	N/A
Merrill Lynch U.S. High Yield Constrained Index	(23.31)%	(6.26)% (2)	N/A
Merrill Lynch U.S. High Yield Rated Index	(23.71)%	(6.36)% (2)	N/A
Class S Return (adjusted)	(22.80)%	(0.53)% (1)	N/A
Merrill Lynch U.S. High Yield Constrained Index	(23.31)%	(0.69)% (2)	N/A
Merrill Lynch U.S. High Yield Rated Index	(23.71)%	(0.65)% (2)	N/A
(1)	ADV Class shares commenced operations on May 22, 2006. Class S shares commenced operations on May 3, 2004. Class S shares are not offered in this Prospectus. If they had been offered, ADV Class shares would have had substantially similar annual returns as Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and ADV Class shares have different expenses.
(2)	The index return for ADV Class shares is for the period beginning June 1, 2006. The index return for Class S shares is for the period beginning May 1, 2004.
33

Description of the Portfolios (continued)

ING Pioneer Equity Income Portfolio

Sub-Adviser

Pioneer Investment Management, Inc. (“Pioneer”)

Investment Objective

Current income and long-term growth of capital from a portfolio consisting primarily of equity securities of U.S. corporations that are expected to produce income. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

Normally, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of U.S. issuers that are expected to produce income. The Portfolio will provide shareholders with at least 60 days’ prior notice of any change in this investment policy. The income-producing equity securities in which the Portfolio may invest include common stocks, preferred stocks, equity-based exchange-traded funds and equity interests in real estate investment trusts. The Sub-Adviser may invest up to 20% of its total assets in equity and debt securities of non-U.S. corporate issuers and debt securities of non-U.S. government issuers. The Portfolio will not invest more than 5% of its total assets in the securities of emerging market issuers. The remainder of the assets may be invested in debt securities, most of which are expected to be convertible into common stocks.

Generally, the Portfolio acquires debt securities that are investment-grade, but the Portfolio may invest up to 10% of its net assets in below investment-grade debt securities, including convertible debt securities.

The Sub-Adviser uses a value approach to select the Portfolio’s investments. Using this investment style, the Sub-Adviser seeks securities selling at substantial discounts to their underlying values and then holds these securities until the market values reflect their intrinsic values. The Sub-Adviser evaluates a security’s potential value, including the attractiveness of its market valuation, based on the company’s assets and prospects for earnings growth. The Sub-Adviser also considers a security’s potential to provide a reasonable amount of income. In making these assessments, the Sub-Adviser employs due diligence and fundamental research, an evaluation of the issuer based on its financial statements and operations, employing a bottom-up analytic style. The Sub-Adviser relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research. The Sub-Adviser focuses on the quality and price of individual issuers, not on economic sector or market-timing strategies. Factors the Sub-Adviser looks for in selecting investments include:

  favorable expected returns relative to perceived risk;
  management with demonstrated ability and commitment to the company;
  low market valuations relative to earnings forecast, book value, cash flow and sales; and
  good prospects for dividend growth.

The Portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted by the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may lend the portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the Sub-Adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Convertible Securities Risk
Credit Risk
Debt Securities Risk
Emerging Markets Risk
Equity Securities Risk
Foreign Securities Risk
34

Description of the Portfolios (continued) High-Yield, Lower Grade Debt Securities Risk
Interest Rate Risk
Liquidity Risk
Manager Risk
Market and Company Risk
Market Capitalization Risk
Market Trends Risk
Other Investment Companies Risk
Real Estate Investment Trusts Risk
Securities Lending Risk
Value Investing Risk

Please see “Summary of Principal Risks” following the “Description of the Portfolios” section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information (“SAI”).

Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the Portfolio’s performance for the first full calendar year of operations, and the table compares the Portfolio’s performance to the performance of a broad measure of market performance for the same period. The Portfolio’s past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

In addition, performance of a similarly managed fund is presented in the section of this Prospectus entitled “Performance of a Similarly Managed Mutual Fund.”

The bar chart below provides some indication of the risks of investing in the Portfolio by showing the Portfolio’s ADV Class shares’ performance for the first full calendar year of operations.

Year-by-Year Total Return(1)
(For the period ended December 31)

Best and Worst Quarterly Returns during this Period:

Best:	2nd Quarter	2008:	(1.51)%
Worst:	4th Quarter	2008:	(20.61)%
35

Description of the Portfolios (continued)

The following table provides some indication of the risks of investing in the Portfolio by comparing the Portfolio’s ADV Class shares’ performance to that of a broad measure of market performance – the Russell 1000® Value Index. The Russell 1000® Value Index is an unmanaged index that measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values. It includes the reinvestment of dividends net of witholding taxes, but does not reflect fees, brokerage commissions, or other expenses of investing. It is not possible to invest directly in the index.

Average Annual Total Returns(1) (For the periods ended December 31, 2008)
	1 Year	5 Years (or Life of Class)	10 Years
ADV Class Return	(30.38)%	(23.43)%(1)	N/A
Russell 1000® Value Index	(36.85)%	(26.36)%(2)	N/A
(1)	ADV Class shares commenced operations on May 11, 2007.
(2)	The index return is for the period beginning May 1, 2007.
36

Description of the Portfolios (continued)

ING Pioneer Fund Portfolio

Sub-Adviser

Pioneer Investment Management, Inc. (“Pioneer”)

Investment Objective

Reasonable income and capital growth. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

The Portfolio invests in a broad list of carefully selected securities believed to be reasonably priced, rather than in securities whose prices reflect a premium resulting from their current market popularity. The Portfolio invests the major portion of its assets in equity securities, primarily of U.S. issuers. For purposes of the Portfolio’s investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as exchange-traded funds that invest primarily in equity securities, equity interests in real estate investment trust (“REITs”), depositary receipts, warrants, rights and preferred stocks. The Portfolio may invest up to 20% in REITs.

The Portfolio may also invest up to 20% of its total assets in foreign issuers.

The Portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted by the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

The Sub-Adviser uses a value approach to select the Portfolio’s investments. Using this investment style, the Portfolio seeks securities believed by the Sub-Adviser to be selling at reasonable prices or substantial discounts to their underlying values and then holds these securities until the market values reflect their intrinsic values. The Sub-Adviser evaluates a security’s potential value, including the attractiveness of its market valuation, based on the company’s assets and prospects for earnings growth. In making that assessment, the Sub-Adviser employs due diligence and fundamental research as well as an evaluation of the issuer based on its financial statements and operations. The Sub-Adviser also considers a security’s potential to provide a reasonable amount of income. The Sub-Adviser relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research. The Sub-Adviser focuses on the quality and price of individual issuers, not on economic sector or market-timing strategies. Factors the Sub-Adviser looks for in selecting investments include:

  favorable expected returns relative to perceived risk;
  above average potential for earnings and revenue growth;
  low market valuations relative to earnings forecast, book value, cash flow and sales; and
  a sustainable competitive advantage, such as a brand name, customer base, proprietary technology or economies of scale.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the Sub-Adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Convertible Securities Risk
Depositary Receipts Risk
Derivatives Risk
Equity Securities Risk
Foreign Investment Risk
Liquidity Risk
Manager Risk
Market and Company Risk
Other Investment Companies Risk
Real Estate Investment Trusts Risk
Securities Lending Risk
Value Investing Risk

37

Description of the Portfolios (continued)

Please see “Summary of Principal Risks” following the “Description of the Portfolios” section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information (“SAI”).

Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the changes in the Portfolio’s performance from year to year, and the table compares the Portfolio’s performance to the performance of a broad measure of market performance for the same period. The Portfolio’s past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s Class S shares’ (2006) and ADV Class shares’ (2007-2008) performance from year to year. Class S shares’ performance has been adjusted to reflect the higher expenses of ADV Class shares.

Year-by-Year Total Returns(1)
(For the periods ended December 31 of each year)

Best and Worst Quarterly Returns during this Period:

Best:	2nd Quarter	2007:	6.04%
Worst:	4th Quarter	2008:	(22.34)%
38

Description of the Portfolios (continued)

The following table provides some indication of the risks of investing in the Portfolio by comparing the Portfolio’s ADV Class shares’ and Class S shares’ performance to that of a broad measure of market performance – the Standard & Poor’s 500® Composite Stock Price (“S&P 500®”) Index. The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States. The Class S shares’ performance has been adjusted to reflect the higher expenses of ADV Class shares. The index does not reflect fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in the index.

Average Annual Total Returns(1) (For the periods ended December 31, 2008)
	1 Year	5 Years (or Life of Class)	10 Years
ADV Class Return	(34.98)%	(17.51)%(1)	N/A
S&P 500® Index	(37.00)%	(18.47)%(2)	N/A
Class S Return (adjusted)	(34.96)%	(4.00)%(1)	N/A
S&P 500® Index	(37.00)%	(4.61)%(2)	N/A
(1)	ADV Class shares commenced operations on December 29, 2006. Class S shares commenced operations on May 3, 2005. Class S shares are not offered in this Prospectus. If they had been offered, ADV Class shares would have had substantially similar annual returns as Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and ADV Class shares have different expenses.
(2)	The index return for ADV Class shares is for the period beginning January 1, 2007. The index return for Class S shares is for the period beginning May 1, 2005.
39

Description of the Portfolios (continued)

ING Stock Index Portfolio

Sub-Adviser

ING Investment Management Co. (“ING IM”)

Investment Objective

Total return. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

The Portfolio normally invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies included in the Standard & Poor’s 500® Composite Stock Price (“S&P 500®”) Index or equity securities of companies that are representative of the S&P 500® Index (including derivatives). The Portfolio will provide shareholders with at least 60 days’ prior notice of any change in this investment policy.

The Portfolio invests principally in common stock and employs a “passive management” approach designed to track the performance of the S&P 500® Index, which is denominated by stocks of large U.S. companies. The Portfolio usually attempts to replicate the target index by investing all, or substantially all, of its assets in stocks that make up the S&P 500® Index. The replication method implies that the Portfolio holds each security found in its target index in approximately the same proportion as represented in the index itself.

Under certain circumstances, the Portfolio may not hold all of the same securities as the S&P 500® Index. The Portfolio may also invest in stock index futures and other derivatives as a substitute for the sale or purchase of securities in the S&P 500® Index and to provide equity exposure to the Portfolio’s cash position. Although the Portfolio attempts to track, as closely as possible, the performance of the S&P 500® Index, the Portfolio does not always perform exactly like its target index. Unlike the S&P 500® Index, the Portfolio has operating expenses, and transaction costs and therefore, has a slight performance disadvantage over the S&P 500® Index.

In the event that the Portfolio’s market value is $50 million or less, in order to replicate investment in stocks listed on the S&P 500® Index, the Sub-Adviser may invest the entire amount of the Portfolio’s assets in S&P 500® Index futures, in exchange-traded funds (“ETFs”), or in a combination of S&P 500® Index futures and ETFs, subject to any limitation on the Portfolio’s investments in such securities. ETFs are passively managed investment companies traded on a securities exchange whose goal is to track or replicate a desired index.

The Portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive thereunder.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the Sub-Adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Derivatives Risk
Equity Securities Risk
Index Strategy Risk
Liquidity Risk
Market and Company Risk
Market Capitalization Risk
Mid-Capitalization Company Risk
Other Investment Companies Risk
Securities Lending Risk

Please see “Summary of Principal Risks” following the “Description of the Portfolios” section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does
40

Description of the Portfolios (continued) not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information (“SAI”).

Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the Portfolio’s performance for the first full calendar year of operations, and the table compares the Portfolio’s performance to the performance of a broad measure of market performance for the same period. The Portfolio’s past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

Because ADV Class shares did not commence operations as of December 31, 2008, the bar chart below provides some indication of the risks of investing in the Portfolio by showing the Portfolio’s Class I shares’ performance from year to year. Class I shares’ performance has been adjusted to reflect the higher expenses of the ADV Class shares.

Year-by-Year Total Return(1)
(For the period ended December 31)

Best and Worst Quarterly Returns during this Period:

Best:	4th Quarter	2006:	6.49%
Worst:	4th Quarter	2008:	(22.03)%
41

Description of the Portfolios (continued)

The following table provides some indication of the risks of investing in the Portfolio by comparing the Portfolio’s Class I shares’ performance to that of a broad measure of market performance – the Standard & Poor’s 500® Composite Stock Price (“S&P 500®”) Index. The S&P 500® is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States. Class I shares’ performance has been adjusted to reflect the higher expenses of ADV Class shares. The index does not reflect fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in the index.

Average Annual Total Returns(1) (For the periods ended December 31, 2008)
	1 Year	5 Years (or Life of Class)	10 Years
Class I shares (adjusted)	(37.52)%	(3.20)%(1)	N/A
S&P 500® Index	(37.00)%	(2.36)%(2)	N/A
(1)	Class I shares commenced operations on May 3, 2004. Class I shares are not offered in this Prospectus. If they had been offered, Class I shares would have had substantially similar annual returns as ADV Class shares because the classes are invested in the same portfolio of securities. Annual return would differ only to the extent ADV Class and Class I shares have different expenses.
(2)	The index return for Class I shares is for the period beginning May 1, 2004.
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Description of the Portfolios (continued)

ING Wells Fargo Small Cap Disciplined Portfolio

Sub-Adviser

Wells Capital Management, Inc. (“Wells Capital Management”)

Investment Objective

Long-term capital appreciation. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

The Portfolio normally invests at least 80% of its net assets (plus borrowings for investment purposes) in the securities of small-capitalization companies that the Sub-Adviser believes will present attractive opportunities but have not been widely recognized by investment analysts or the financial press. The Portfolio will provide shareholders with at least 60 days’ prior written notice of any change in this investment policy. The Sub-Adviser defines small-capitalization companies as companies whose market capitalization is substantially similar to that of companies in the Russell 2500TM Index at the time of purchase. The range of the Russell 2500TM Index was $7 million to $6.8 billion, as of December 31, 2008. The market capitalization of companies in the index changes with market conditions and the composition of the index. The Portfolio may invest in any sector, and at times, the Sub-Adviser may emphasize one or more particular sectors. The Portfolio may invest up to 25% of its total assets in foreign securities.

The Portfolio may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended and the rules, regulations and exemptive orders thereunder.

The Sub-Adviser seeks to take advantage of the market’s attention on short-term prospects by focusing on indicators of a company’s long-term success, such as balance sheets and underlying assets.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the Sub-Adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Equity Securities Risk
Foreign Investment Risk
Liquidity Risk
Manager Risk
Market and Company Risk
Market Capitalization Risk
Other Investment Companies
Sector Risk
Securities Lending Risk
Small-Capitalization Company Risk
Value Investing Risk

Please see “Summary of Principal Risks” following the “Description of the Portfolios” section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information (“SAI”).

Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the changes in the Portfolio’s performance from year to year, and the table compares the Portfolio’s performance to the performance of two broad measures of market performance for the same period. The Portfolio’s past performance is no guarantee of future results.

43

Description of the Portfolios (continued) The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s ADV Class shares’ performance from year to year.

Year-by-Year Total Returns(1)
(For the periods ended December 31 of each year)

Best and Worst Quarterly Returns during this Period:

Best:	1st Quarter	2006:	13.46%
Worst:	4th Quarter	2008:	(25.66)%

The following table provides some indication of the risks of investing in the Portfolio by comparing the Portfolio’s ADV Class shares’ performance to those of two broad measures of market performance – the Russell 2000® Value Index and Russell 2000® Index. The Russell 2000® Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which contains the 3,000 largest U.S. companies based on total market capitalization. The Russell 2000® Index is included to provide additional comparison information. The indices do not reflect fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in the indices.

Average Annual Total Returns(1)(2) (For the periods ended December 31, 2008)
	1 Year	5 Years (or Life of Class)	10 Years
ADV Class Return	(32.96)%	(8.99)%(1)	N/A
Russell 2000® Value Index	(28.92)%	(7.52)%(2)	N/A
Russell 2000® Index	(33.79)%	(8.21)%(2)	N/A
(1)	ADV Class shares commenced operations on November 30, 2005.
(2)	The index returns are for the period beginning December 1, 2005.
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Portfolio Fees and Expenses

The table that follows shows the estimated operating expenses paid each year by the ADV Class shares of the Portfolios. These estimated expenses are based on the expenses paid by the Portfolios in the fiscal year ended December 31, 2008. Actual expenses paid by the Portfolios may vary from year to year.

Your Variable Contract or Qualified Plan is a contract between you and the issuing life insurance company or plan provider. The Trust and the Portfolios are not parties to your Variable Contract or Qualified Plan, but are merely investment options made available to you by your insurance company or plan provider under your Variable Contract or Qualified Plan. The fees and expenses of the Portfolios are not fixed or specified under the terms of your Variable Contract or Qualified Plan. The table does not reflect fees or expenses that are, or may be, imposed under your Variable Contract or Qualified Plan. For information on these charges, please refer to the applicable Variable Contract prospectus, prospectus summary or disclosure statement. If you hold shares of a Portfolio that were purchased through an investment in a Qualified Plan, you should consult the plan administrator for information regarding additional expenses that may be assessed in connection with your plan.

Shareholder Transaction Expenses (fees you pay directly from your investment). Not Applicable.

ADV Class Shares
Annual Portfolio Operating Expenses(1)
(as a percentage of average daily net assets)

Portfolio	Management Fee	Distribution (12b-1) and Shareholder Service Fees(2)	Other Expenses	Acquired Fund Fees and Expenses(3)	Total Operating Expenses	Waivers, Reimbursements, and Recoupments(4)	Net Operating Expenses
ING BlackRock Large Cap Value(5)	0.80%	0.75%	0.00%	0.00%(6)	1.55%	(0.21)% (7)	1.34%
ING Clarion Real Estate(5)	0.64%	0.75%	0.01%	0.00%(6)	1.40%	(0.16)%(7)	1.24%
ING Growth and Income II(5)	0.74%	0.75%	0.00%	N/A	1.49%	(0.15)%	1.34%(8)
ING Index Plus International Equity	0.45%	0.75%	0.31% (9)	0.00%(6)	1.51%	(0.31)%	1.20%(10)
ING International Growth Opportunities(5)	1.00%	0.75%	0.05%	0.00%(6)	1.80%	(0.15)%	1.65%
ING JPMorgan Small Cap Core Equity(5)	0.88%	0.75%	0.00%	N/A	1.63%	(0.15)%	1.48%
ING JPMorgan Value Opportunities	0.40%	0.75%	0.15% (9)	0.00%(6)	1.30%	(0.17)%	1.13%
ING Limited Maturity Bond (5)	0.26%	0.75%	0.01%	0.00%(6)	1.02%	(0.15)%	0.87%
ING Lord Abbett Affiliated(5)	0.75%	0.75%	0.00%	0.00%(6)	1.50%	(0.15)%	1.35%
ING PIMCO High Yield(5)	0.49%	0.75%	0.00%	N/A	1.24%	(0.15)%	1.09%
ING Pioneer Equity Income	0.65%	0.75%	0.16% (9)	0.00%(6)	1.56%	(0.27)%	1.29%
ING Pioneer Fund(5)	0.72%	0.75%	0.01%	0.00%(6)	1.48%	(0.15)%	1.33%(8)
ING Stock Index(5)	0.26%	0.75%	0.00%	0.00%(6)	1.01%	(0.22)%	0.79%
ING Wells Fargo Small Cap Disciplined	0.77%	0.75%	0.16% (9)	0.00%(6)	1.68%	(0.15)%	1.53%
(1)	This table shows the estimated operating expenses for ADV Class shares of each Portfolio as a ratio of expenses to average daily net assets. With the exception of ING Stock Index Portfolio, these estimated operating expenses are based on each Portfolio’s actual operating expenses for ADV Class shares for its most recently completed fiscal year, as adjusted for contractual changes, if any, and fee waivers to which DSL or ING Investments, as investment advisers to their respective Portfolios, have agreed for each Portfolio for the current fiscal year. Because ADV Class shares of ING Stock Index Portfolio had not commenced operations as of December 31, 2008, expenses are based on the Portfolio’s actual operating expenses of Class S shares as adjusted for contractual changes, if any, and fee waivers to which DSL has agreed.
(2)	ING Funds Distributor, LLC has contractually agreed to waive 0.15% of the distribution fee for ADV Class shares of the Portfolios (except ING Stock Index Portfolio), so that the actual fee paid by a Portfolio is at an annual rate of 0.35%. ING Funds Distributor, LLC has contractually agreed to waive 0.22% of the distribution fee for ADV Class shares of the ING Stock Index Portfolio, so that the actual fee paid by a Portfolio is at an annual rate of 0.28%. Absent these waivers, the distribution fee is 0.50% of net assets. These waivers will continue through at least May 1, 2010. There is no guarantee that these waivers will continue after this date.
(3)	The Acquired Fund Fees and Expenses are not fees or expenses incurred by the Portfolios directly. These fees and expenses include each Portfolio’s pro rata share of the cumulative expenses charged by the Acquired Funds in which the Portfolios invest. The fees and expenses will vary based on the Portfolio’s allocation of assets to, and the annualized net expenses of, the particular Acquired Funds. The impact of these fees and expenses is shown in Net Operating Expenses.
(4)	DSL and ING Investments have entered into written expense limitation agreements with certain Portfolios under which they will limit expenses of these Portfolios excluding interest, taxes, brokerage commissions, extraordinary expenses and Acquired Fund Fees and Expenses, if applicable, subject to possible recoupment by DSL or ING Investments, as applicable, within three years. The amount of these Portfolios’ expenses waived, reimbursed or recouped during the last fiscal year is shown under the heading Waivers, Reimbursements, and Recoupments. The expense limitation agreements will continue through at least May 1, 2010, except for ING Index Plus International Equity Portfolio which will continue
45

Portfolio Fees and Expenses (continued)
through May 1, 2011. This amount also includes the 0.15% distribution (12b-1) fee waiver which footnote 2 explains in more detail. The expense limitation agreements are contractual and shall renew automatically for one-year terms unless DSL or ING Investments provide written notice of the termination of the expense limitation agreements at least 90 days prior to the end of the then current terms or upon termination of the respective Management Agreements. In addition, the expense limitation agreements may be terminated by the Trust upon at least 90 days’ written notice to the applicable Portfolio’s Advisers, DSL or ING Investments. Pursuant to a side agreement effective December 1, 2008, DSL has effected an expense limit for ING Growth and Income Portfolio II, lowering the total operating expense for ADV Class shares to 1.20%. This waiver will be effective until the earlier of either: (i) the merger of the Portfolio with and into ING VP Growth and Income Portfolio, a series of ING Variable Funds; or (ii) such date as all votes with respect to the merger have been cast and the merger has not been affirmatively approved. There is no guarantee that this side agreement will continue after that date. For more information regarding the expense limitation agreements or side agreement for these Portfolios, please see the Statement of Additional Information.
(5)	The Management Agreement between the Trust and one of its Advisers, DSL, provides for a “bundled fee” arrangement, under which DSL provides, in addition to advisory services, administrative services and other services necessary for the ordinary operation of the Portfolios (except for ING Index Plus International Equity, ING JPMorgan Value Opportunities, ING Pioneer Equity Income and ING Wells Fargo Small Cap Disciplined Portfolios) and pays for the services and information necessary to the proper conduct of the Portfolios’ business, including custodial, administrative, transfer agency, portfolio accounting, auditing, and ordinary legal services, in return for the single management fee. Therefore, the ordinary operating expenses borne by the Portfolios are normally expected to include such expenses as the cost of the Trustees who are not “interested persons” of DSL, including the cost of the Trustees and Officers Errors and Omissions Liability Insurance coverage, any taxes paid by the Portfolios, expenses paid through the Shareholder Service and Distribution Plan for the ADV Class shares, interest expenses from any borrowing, and similar expenses, and are normally expected to be low compared to mutual funds with more conventional expense structures. The Portfolios would also bear any extraordinary expenses.
(6)	Amount represents less than 0.01% and is included in Other Expenses.
(7)	DSL has contractually agreed to waive a portion of the advisory fee for ING BlackRock Large Cap Value Portfolio and ING Clarion Real Estate Portfolio. Based upon average net assets as of December 31, 2008, the advisory fee waiver for the Portfolio would equal (0.06)%. The advisory fee waiver will continue through at least May 1, 2010. The advisory fee waiver for ING Clarion Real Estate Portfolio is effective May 1, 2009 and will continue through at least May 1, 2010. There is no guarantee that these waivers will continue after this date. These agreements will only renew if DSL elects to renew them.
(8)	A portion of the brokerage commissions that ING Growth and Income II and ING Pioneer Fund Portfolios pay is used to reduce each Portfolio’s expenses. Including these reductions, the total Net Operating Expenses for each Portfolio for the year ended December 31, 2008 would have been 1.30% and 1.32%, respectively. This arrangement may be discontinued at any time.
(9)	Pursuant to its administration agreement with the Trust, ING Funds Services, LLC may receive an annual administration fee equal to 0.10% of ING Index Plus International Equity, ING JPMorgan Value Opportunities, ING Pioneer Equity Income and ING Wells Fargo Small Cap Disciplined Portfolios’ average daily net assets, which is reflected in Other Expenses.
(10)	Includes 0.05% of interest/overdraft expenses.
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Portfolio Fees and Expenses (continued)

Examples.  The Examples are intended to help you compare the cost of investing in ADV Class shares of the Portfolios with the cost of investing in other mutual funds. The Examples do not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. If such expenses were reflected, the expenses and charges indicated would be higher. Although your actual cost may be higher or lower, the Examples show what your costs would be based on these assumptions. Keep in mind that this is an estimate. Actual expenses and performance may vary. The Examples assume that you invest $10,000 in the ADV Class shares of each Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the ADV Class shares’ operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Portfolio	1 Year	3 Years	5 Years	10 Years
ING BlackRock Large Cap Value(1)	$136	$469	$825	$1,828
ING Clarion Real Estate(1)	$126	$427	$751	$1,666
ING Growth and Income II (1)	$136	$456	$799	$1,767
ING Index Plus International Equity(2)	$122	$404	$742	$1,696
ING International Growth Opportunities(1)	$168	$552	$961	$2,104
ING JPMorgan Small Cap Core Equity(1)	$151	$500	$872	$1,920
ING JPMorgan Value Opportunities(1)	$115	$395	$697	$1,553
ING Limited Maturity Bond(1)	$89	$310	$549	$1,234
ING Lord Abbett Affiliated(1)	$137	$459	$804	$1,778
ING PIMCO High Yield(1)	$111	$379	$667	$1,487
ING Pioneer Equity Income(1)	$131	$466	$824	$1,834
ING Pioneer Fund (1)	$135	$453	$794	$1,756
ING Stock Index(1)	$81	$300	$536	$1,216
ING Wells Fargo Small Cap Disciplined(1)	$156	$515	$899	$1,975
(1)	The Example numbers reflect the contractual expense limits for the one-year period and the first year of the three-, five- and ten-year periods.
(2)	The Example numbers reflect the contractual expense limits for the one-year period and the first two years of the three-, five-, and ten-year periods.

.

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Summary of Principal Risks

The value of your investment in a Portfolio changes with the values of that Portfolio’s investments. Many factors can affect those values. The factors that are most likely to have a material effect on a particular Portfolio’s investment portfolio as a whole are called “principal risks.” The principal risks of each Portfolio are identified in the “Description of the Portfolios” section and are described below. Each Portfolio may be subject to additional principal risks and risks other than those described below because the types of investments made by a Portfolio can change over time.

Asset-Backed Securities Risk.  The principal on asset-backed securities, like mortgage-related securities, may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and commercial mortgage-backed securities generally experience less prepayment than residential mortgage-related securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by a portfolio will generally be at lower rates of return than the return on the assets which were prepaid. Certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection. A portfolio’s investments in commercial mortgage-backed securities with several classes may be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit and prepayment risks. Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

Borrowing Risk.  A portfolio may borrow for temporary emergency purposes, including to meet redemptions. Borrowing may exaggerate changes in the net asset value of a portfolio’s shares and in the portfolio’s return. Borrowing will cost the portfolio interest expense and other fees. The cost of borrowing may reduce the portfolio’s return.

Call Risk.  During periods of falling interest rates, a bond issuer may “call,” or repay, its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, a portfolio would experience a decline in income.

Convertible Securities Risk.  The value of convertible securities may fall when interest rates rise and increase when interest rates fall. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates. A portfolio could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

Credit Derivatives Risk.  A portfolio may enter into credit default swaps, both directly and indirectly in the form of a swap embedded within a structured note, to protect against the risk that a security will default. A portfolio pays a fee to enter into the trade and receives a fixed payment during the life of the swap. If there is a credit event, a portfolio either delivers the defaulted bond (if the portfolio has taken the short position in the credit default swap) or pays the par amount of the defaulted bond (if the portfolio has taken the long position in the credit default swap note). Risks of credit default swaps include the cost of paying for credit protection if there are no credit events.

Credit Risk.  A portfolio could lose money if a bond issuer (debtor) fails to repay interest and principal in a timely manner or if it goes bankrupt. This is especially true during periods of economic uncertainty or economic downturns. High-yield/high-risk bonds are especially subject to credit risk and are considered to be mostly speculative in nature.

Currency Risk.  A portfolio that invests directly in foreign currencies or in securities denominated in or that trade in foreign (non-U.S.) currencies is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls, or other political or economic developments in the United States or abroad. As a result, a portfolio’s investments in foreign currency-denominated securities may reduce the value of a portfolio’s assets.

Debt Securities Risk.  The value of debt securities may fall when interest rates rise. Debt securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter maturities. In addition, debt securities, such as bonds, involve credit risk as described above. These securities
48

Summary of Principal Risks (continued) are also subject to interest rate risk. This is the risk that the value of the security may fall when interest rates rise. In general, the market price of debt securities with longer maturities tends to be more volatile in response to changes in interest rates than the market price of shorter-term securities.

Depositary Receipts Risk.  Investments in depositary receipts involve risks similar to those accompanying direct investments in foreign securities. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.

Derivatives Risk.  A portfolio may use futures, options, swaps and other derivative instruments to hedge or protect the portfolio from adverse movements in underlying securities prices and interest rates or as an investment strategy to help attain the portfolio’s investment objective. A portfolio may also use a variety of currency hedging techniques, including foreign currency contracts, to attempt to hedge exchange rate risk or to gain exposure to a particular currency. A portfolio’s use of derivatives could reduce returns, may not be liquid and may not correlate precisely to the underlying securities or index. Derivative securities are subject to market risk, which could be significant for those derivatives that have a leveraging effect that could increase the volatility of the portfolio and may reduce returns for the portfolio. Derivatives are also subject to credit risks related to the counterparty’s ability to perform, and any deterioration in the counterparty’s creditworthiness could adversely affect the instrument. A risk of using derivatives is that the sub-adviser might imperfectly judge the market’s direction, which could render a hedging strategy ineffective or have an adverse effect on the value of the derivative.

Diversification Risk.  A portfolio may be classified as a non-diversified investment company under the Investment Company Act of 1940, as amended (“1940 Act”), which means that the portfolio is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer. Declines in the value of that single company can significantly impact the value of the portfolio. The investment of a large percentage of a portfolio’s assets in the securities of a small number of issuers causes greater exposure to each of those issuers than for a more diversified fund, and may cause the portfolio’s share price to fluctuate more than that of a diversified investment company.

Emerging Markets Risk.  Emerging market countries are generally defined as countries in the initial stage of their industrialization cycles with low per capita income. Investment in emerging market countries presents risks in a greater degree than, and in addition to, those presented by investment in foreign issuers in general as these countries may be less politically and economically stable than other countries. A number of emerging market countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar from time to time, and devaluation may occur after investments in those currencies by a portfolio. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

It may be more difficult to buy and sell securities in emerging market countries as many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in emerging market countries that a future economic or political crisis could lead to: price controls; forced mergers of companies; expropriation or confiscatory taxation; seizure; nationalization; foreign exchange controls that restrict the transfer of currency from a given country; or creation of government monopolies.

Equity Securities Risk.  Equity securities include common, preferred and convertible preferred stocks and securities with values that are tied to the price of the stocks, such as rights, warrants and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of an investment in equities. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. The value of equity securities purchased by a portfolio could decline if the financial condition of the companies decline or if overall market economic conditions deteriorate. Even investment in high quality or “blue chip” equity securities or securities of established companies with large market capitalization (which generally have strong financial characteristics) can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be able to react less quickly to change in the marketplace.

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Summary of Principal Risks (continued) Foreign Investment Risk.  Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates; unstable political, social, and economic conditions; possible security illiquidity: a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositaries than those in the United States; less standardization of accounting standards and market regulations in certain foreign countries; foreign taxation issues; and varying foreign controls on investments. Foreign investments may also be affected by administrative difficulties, such as delays in clearing and settling transactions. In addition, securities of foreign companies may be denominated in foreign currencies and the costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts are subject to risks of foreign investments, and they may not always track the price of the underlying foreign security. These factors may make foreign investments more volatile and potentially less liquid than U.S. investments.

Growth Investing Risk.  Growth-oriented stocks typically sell at relatively high valuations as compared to other types of securities. Securities of growth companies may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth potential. Further, securities of growth companies may be more volatile since such companies usually invest a high portion of earnings in their business, and they may lack the dividends of value stocks that can cushion stock prices in a falling market. The market may not favor growth-oriented stocks or may not favor equities at all. In addition, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth. Historically, growth-oriented stocks have been more volatile than value-oriented stocks.

High-Yield, Lower-Grade Debt Securities Risk.  High-yield debt securities (commonly referred to as “junk bonds”) generally present greater credit risk that an issuer cannot make timely payment of interest or principal payments than an issuer of a higher quality debt security, and typically have greater potential price volatility and principal and income risk. Changes in interest rates, the market’s perception of the issuers and the credit worthiness of the issuers may significantly affect the value of these bonds. High-yield bonds are not considered investment grade, and are regarded as predominantly speculative with respect to the issuing company’s continuing ability to meet principal and interest payments. The secondary market in which high-yield securities are traded may be less liquid than the market for higher grade bonds. It may be more difficult to value less liquid high-yield securities, and determination of their value may involve elements of judgment.

Income Risk.  A portfolio’s income may fall due to falling interest rates. Income risk is generally the greatest for short-term bonds, and the least for long-term bonds. Changes in interest rates will affect bond prices as well as bond income, and the rate at which income and maturing instruments can be reinvested.

Index Strategy Risk.  Certain portfolios use an indexing strategy that does not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor stock performance. The correlation between the portfolio and the index performance may be affected by the portfolio’s expenses, and the timing of purchases and redemptions of the portfolio’s shares.

Industry Concentration Risk.  When a portfolio invests primarily in securities of companies in a particular market industry, the portfolio may be subject to greater risks and market fluctuations than other portfolios that are more diversified by industry.

Initial Public Offerings (“IPO”) Risk.   IPOs may be more volatile than other securities. IPOs may have a magnified impact on a portfolio during the start-up phase when the portfolio’s assets base is relatively small. However, there is no assurance that a portfolio will have access to profitable IPOs. As assets grow, the effect of IPOs on a portfolio’s performance will not likely be as significant. Furthermore, stocks of newly-public companies may decline shortly after the IPO.

Interest Rate Risk.  The value of debt securities and short-term money market instruments generally tend to move in the opposite direction to interest rates. When interest rates are rising, the prices of debt securities tend to fall. When interest rates are falling, the prices of debt securities tend to rise. Bonds with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than bonds with shorter durations or money market instruments. Further, economic and market conditions may cause issuers to default or go bankrupt.

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Summary of Principal Risks (continued) Investment by Funds-of-Funds Risk.  A portfolio’s shares may be purchased by other investment companies, including through fund-of-funds arrangements within the ING Funds family. In some cases, a portfolio may serve as a primary or significant investment vehicle for a fund-of-funds. From time to time, a portfolio may experience large inflows or redemptions due to allocations or rebalancings by these funds-of-funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, a portfolio may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also increase transaction costs or portfolio turnover. The adviser or sub-adviser will monitor transactions by the funds-of-funds and will attempt to minimize any adverse effects on a portfolio and funds-of-funds as a result of these transactions. So long as a portfolio accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.

Investment Models Risk.  The proprietary models used by a sub-adviser to evaluate securities or securities markets are based on the sub-adviser’s understanding of the interplay of market factors and do not assure successful investment. The markets, or the price of individual securities, may be affected by factors not foreseen in developing the models.

Investment Style Risk.  Securities with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A portfolio may outperform or underperform other portfolios that employ a different style. A portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s earnings growth potential. Growth-oriented funds will typically underperform when value investing is in favor and vice versa.

Leveraging Risk.  Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose a portfolio to greater risk and increase its costs. To mitigate leverage risk, the adviser or sub-adviser to a portfolio will segregate liquid assets on the books of a portfolio or otherwise cover the transactions. The use of leverage may cause a portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of a portfolio’s portfolio will be magnified when the portfolio uses leverage. A portfolio will also have to pay interest on its borrowings, reducing the portfolio’s return. This interest expense may be greater than a portfolio’s return on the underlying investment.

Liquidity Risk.  Liquidity risk exists when particular investments are difficult to purchase or sell. A portfolio’s investments in illiquid securities may reduce the returns of a portfolio because it may be unable to sell the illiquid securities at an advantageous time or price. Further the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount a portfolio could realize upon disposition. A portfolios with principal investment strategies that involve foreign securities, small companies, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Manager Risk.  A sub-adviser will apply investment techniques and risk analyses in making investment decisions for a portfolio, but there can be no assurance that these will achieve the portfolio’s objective. A sub-adviser could do a poor job in executing an investment strategy. A sub-adviser may use the investment techniques or invest in securities that are not part of a portfolio’s principal investment strategy. For example, if market conditions warrant, portfolios that invest principally in equity securities may temporarily invest in U.S. government securities, high-quality corporate fixed-income securities, mortgage-related and asset-backed securities or money market instruments. Likewise, portfolios that invest principally in small- to medium-sized companies may shift to preferred stocks and larger-capitalization stocks. These shifts may alter the risk/return characteristics of the portfolios and cause them to miss investment opportunities. Individuals primarily responsible for managing a portfolio may leave their firm or be replaced.

Many sub-advisers of equity portfolios employ styles that are characterized as “value” or “growth.” However, these terms can have different application by different managers. One sub-adviser’s value approach may be different from another, and one sub-adviser’s growth approach may be different from another. For example, some value managers employ a style in which they seek to identify companies that they believe are valued at a more substantial or “deeper discount” to a company’s net worth than other value managers. Therefore, some portfolios that are characterized as growth or value can have greater volatility than other portfolios managed by other managers in a growth or value style.

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Summary of Principal Risks (continued)

Market and Company Risk.  The price of a security held by a portfolio may fall due to changing economic, political or market conditions or disappointing earnings or losses. Stock prices in general may decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Further, even though the stock market is cyclical in nature, returns from a particular stock market segment in which a portfolio invests may still trail returns from the overall stock market.

Market Capitalization Risk.  Stocks fall into three broad market capitalization categories — large, medium and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. For example, if valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of small- or medium-capitalization companies, investors may migrate to the stocks of small- and mid-sized companies causing a portfolio that invests in these companies to increase in value more rapidly than a portfolio that invests in larger, fully-valued companies. Investing in small- and medium-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of small- and medium-capitalization companies may decline significantly in market downturns. In addition, the market capitalization of a small or mid-sized company may change due to appreciation in the stock price, so that it may no longer have the attributes of the capitalization category that was considered at the time of purchase.

Market Trends Risk.  Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. For instance, from time to time, the stock market may not favor growth-oriented securities. Rather, the market could favor value-oriented securities or may not favor equity securities at all. Accordingly, the performance of a portfolio may at times be better or worse than the performance of funds that focus on other types of stocks, or that have a broader investment style.

Maturity Risk.  Interest rate risk will affect the price of a fixed-income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed-income securities with longer maturities will therefore be more volatile than other fixed-income securities with shorter maturities. Conversely, fixed-income securities with shorter maturities will be less volatile but generally provide lower returns than fixed-income securities with longer maturities. The average maturity of a portfolio’s fixed-income investments will affect the volatility of the portfolio’s share price.

Mid-Capitalization Company Risk.  Investment in securities of mid-capitalization companies entails greater risks than investments in larger, more established companies. Mid-capitalization companies tend to have more narrow product lines, more limited financial resources, a more limited trading market for their stocks, and may be dependent on a few key managers, as compared with larger companies. As a result, their stock prices may decline significantly as market conditions change. Securities of mid-capitalization companies tend to be more volatile and less liquid than stocks of larger companies.

Mortgage-Related Securities Risk.  Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a portfolio that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a portfolio because a portfolio will have to reinvest that money at the lower prevailing interest rates. Many mortgage-related securities are designed to allocate risk from pools of their underlying assets. However, such risk allocation techniques may not be successful, which could lead to the credit risk of these investments being greater than indicated by their ratings. The value of mortgage-related securities may be further affected by downturns in the credit markets or the real estate market. It may be difficult to value the mortgage-related securities because of the transparency or liquidity of some underlying investments, and these instruments may not be liquid.

Some of these mortgage-related securities may have exposure to subprime loans or subprime mortgages, which are loans to persons with impaired credit ratings. However, it may be difficult to determine which securities have exposure to subprime loans or mortgages. Furthermore, the risk allocation techniques employed by these instruments may not be successful, which could lead to the credit risk of these instruments being greater than indicated by their ratings. The value of these instruments may be further affected by downturns in the credit markets or the real estate market. It may be difficult to value these instruments because of concerns about their transparency. These instruments may not be liquid.

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Summary of Principal Risks (continued) Other Investment Companies Risk.  Certain Portfolios may invest in other investment companies to the extent permitted by the 1940 Act and the rules and regulations thereunder. These may include exchange-traded funds (“ETFs”) and Holding Company Depositary Receipts (“HOLDRs”), among others. ETFs are exchange traded investment companies that are designed to provide investment results corresponding to an equity index and include, among others, Standard & Poor’s Depositary Receipts (“SPDRs”), PowerShares QQQTM (“QQQQ”), Dow Jones Industrial Average Tracking Stocks (“Diamonds”) and iShares exchange-traded funds (“iShares”). The main risk of investing in other investment companies (including ETFs and HOLDRs) is that the value of the underlying securities held by the investment company might decrease. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions. Because the Portfolio may invest in other investment companies, you will pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees) in addition to the expenses of the Portfolio. Additional risks of investments in ETFs include: (i) an active trading market for an ETF’s shares may not develop or be maintained or (ii) trading may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts trading generally. Because HOLDRs concentrate in the stocks of a particular industry, trends in that industry may have a dramatic impact on their value.

Over-the-Counter (“OTC”) Investment Risk.  Investing in securities traded on the OTC securities market can involve greater risk than is customarily associated with investing in securities traded on the New York or American Stock Exchanges since OTC securities are generally securities of companies that are smaller or newer than those listed on the New York or American Stock Exchanges. For example, these companies often have limited product lines, markets, or financial resources, may be dependent for management on one or a few key persons, and can be more susceptible to losses. Also, their securities may be thinly traded (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts, and may be subject to wider price swings and thus, may create a greater risk of loss than securities of larger capitalization or established companies.

Portfolio Turnover Risk.  Changes to the investments of a portfolio may be made regardless of the length of time particular investments have been held. A high portfolio turnover rate generally involves greater expenses, including brokerage commissions and other transactional costs, which may have an adverse impact on performance. The portfolio turnover rate will vary from year to year, as well as within a year.

Price Volatility Risk.  The value of a portfolio changes as the prices of its investments go up or down. Equity and debt securities face market, issuer, and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.

Real Estate Investment Trusts (“REITs”) Risk.  Investing in REITs may subject a portfolio to risks similar to those associated with the direct ownership of real estate including terrorist attacks, war or other acts that destroy real property (in addition to securities market risks). Some REITs may invest in a limited number of properties, in a narrow geographic area or in a single property type, which increases the risk that a portfolio could be unfavorably affected by the poor performance of a single investment or investment type. These companies are also sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. Borrowers could default on or sell investments the REIT holds, which could reduce the cash flow needed to make distributions to investors. In addition, REITs may also be affected by tax and regulatory requirements in that a REIT may not qualify for preferential tax treatments or exemptions. REITs require specialized management and pay management expenses.

Restricted and Illiquid Securities Risk.  If a security is illiquid, a portfolio might be unable to sell the security at a time when the sub-adviser might wish to sell, and the security could have the effect of decreasing the overall level of the portfolio’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount a portfolio could realize upon disposition. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities may be treated as liquid, although they may be less liquid than registered securities traded on established secondary
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Summary of Principal Risks (continued) markets. This may also include Rule 144A securities which are restricted securities that can be resold to qualified institutional buyers but not to the general public. Rule 144A securities may have an active trading market, but carry the risk that the active trading market may not continue.

Rule 144A Securities Risk.  Rule 144A securities under the Securities Act of 1933 are securities that are not registered but which are bought and sold solely by institutional investors. A portfolio may consider Rule 144A securities to be “liquid” although the market for such securities typically is less active than public securities markets and may lead to less ability to sell these securities.

Sector Risk.  A sector is a group of selected industries, such as technology. A portfolio may, at times, invest significant assets in securities of issuers in one or more sectors of the economy or stock market, such as technology. To the extent a portfolio’s assets are concentrated in a single market sector, volatility in that sector will have a greater impact on a portfolio than it would on a portfolio that has securities representing a broader range of investments.

Securities Lending Risk.  A portfolio may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a portfolio may lose money and there may be a delay in recovering the loaned securities. A portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences to the portfolio. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the portfolio. When a portfolio lends its securities, it is responsible for investing the cash collateral it receives from the borrower of the securities, and the portfolio could incur losses in connection with the investment of such cash collateral.

Short Sales Risk.  Short sales involve selling a security a portfolio does not own in anticipation that the security’s price will decline. A portfolio will suffer a loss if it sells a security short and the value of the security rises rather than falls. Short sales expose a portfolio to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the portfolio. When a portfolio must purchase the security it borrowed in a short sale at prevailing market rates, the potential loss may be greater for a short sale than for a short sale “against the box.” A short sale “against the box” may be used to hedge against market risks when the sub-adviser believes that the price of a security may decline, causing the value of a security owned by the portfolio or a security convertible into or exchangeable for such security to decline. In such case, any future losses in the portfolio’s long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities the portfolio owns.

Small-Capitalization Company Risk.  Investment in securities of small companies may entail greater risk than investments in larger, more established companies. Smaller companies may have limited product lines and market diversification or fewer financial resources, and may be dependent on a few key managers. Their securities may trade less frequently and in more limited volume than the securities of larger companies. Consequently, the prices of small company stocks tend to rise and fall in value more than other stocks, and/or may be less liquid. When selling a large quantity of a particular stock, a portfolio may have to sell at a discount from quoted prices or may have to make a series of small sales over an extended period of time due to the more limited trading volume of smaller company stocks. Although investing in small companies offers potential for above-average returns, the companies may not succeed, and the value of stock shares could decline significantly. Securities of smaller companies tend to be more volatile and less liquid than stocks of larger companies.

Sovereign Debt Risk.  These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

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Summary of Principal Risks (continued) U.S. Government Securities and Obligations Risk.  Some U.S. government securities are backed by the full faith and credit of the U.S. government and are guaranteed as to both principal and interest by the U.S. Treasury. These include direct obligations such as U.S. Treasury notes, bills and bonds, as well as indirect obligations such as the Government National Mortgage Association. Other U.S. government securities are not direct obligations of the U.S. Treasury, but rather are backed by the ability to borrow directly from the U.S. Treasury. Still others are supported solely by the credit of the agency or instrumentality itself and are neither guaranteed nor insured by the U.S. government. No assurance can be given that the U.S. government would provide financial support to such agencies if needed. U.S. government securities may be subject to varying degrees of credit risk and all U.S. government securities may be subject to price declines due to changing interest rates. Securities directly supported by the full faith and credit of the U.S. government have less credit risk.

Value Investing Risk.  A sub-adviser may be wrong in its assessment of a company’s value and the stocks a portfolio holds may not reach what the sub-adviser believes are their full values. A particular risk of a portfolio’s value approach is that some holdings may not recover and provide the capital growth anticipated or a stock judged to be undervalued may actually be appropriately priced. Further, because the prices of value-oriented securities tend to correlate more closely with economic cycles than growth-oriented securities, they generally are more sensitive to changing economic conditions, such as changes in interest rates, corporate earnings, and industrial production. The market may not favor value-oriented stocks and may not favor equities at all. During these periods, a portfolio’s relative performance may suffer.

When Issued and Delayed Delivery Securities and Forward Commitments Risk.  When issued and delayed delivery securities and forward commitments involve the risk that the security a portfolio buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party will not meet its obligation. If this occurs, the portfolio loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

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More Information

Percentage and Rating Limitations

Unless otherwise stated, the percentage limitations, ratings limitations on debt securities, or capitalization criteria on equity securities that are in this Prospectus apply at the time of purchase.

A Word about Portfolio Diversity

Each Portfolio in this Prospectus, unless specifically noted under the Portfolio’s principal investment strategies, is diversified, as defined in the 1940 Act. A diversified portfolio may not, as to 75% of its total assets, invest more than 5% of its total assets in any one issuer and may not purchase more than 10% of the outstanding voting securities of any one issuer (other than U.S. government securities).

Fundamental Investment Policies

The investment objective of each Portfolio is non-fundamental. Investment policies are fundamental if so designated in this Prospectus or in the Statement of Additional Information (“SAI”). This means they may not be modified or changed without a vote of the shareholders.

Non-Fundamental Investment Policies

Certain Portfolios have adopted non-fundamental investment policies to invest the assets of a Portfolio in securities that are consistent with the Portfolio’s name. For more information about these policies, please consult the SAI.

Additional Information about the Portfolios

The SAI is made a part of this Prospectus. It identifies investment restrictions, more detailed risk descriptions, a description of how the bond rating system works and other information that may be helpful to you in your decision to invest. You may obtain a copy without charge by calling the Trust at 1-800-366-0066, or downloading it from the SEC’s website at http://www.sec.gov.

Other ING Funds may also be offered to the public that have similar names, investment objectives and principal investment strategies as those of the Portfolios offered by this Prospectus. You should be aware that a Portfolio is likely to differ from these other ING Funds in size and cash flow pattern. Accordingly, the performance of a Portfolio can be expected to vary from those of the other ING Funds.

Temporary Defensive Positions

A Sub-Adviser may depart from a Portfolio’s principal investment strategies by temporarily investing for defensive purposes when a Sub-Adviser believes that adverse market, economic, political or other conditions may affect a Portfolio. Instead, a Portfolio may invest in securities believed to present less risk, such as cash, cash equivalents, money market fund shares and other money market instruments, debt securities that are high quality or higher quality than normal, more liquid securities or others. While a Portfolio invests defensively, it may not be able to pursue its investment objective. A Portfolio’s defensive investment position may not be effective in protecting its value. A Portfolio seeks to remain fully invested in accordance with its investment objective. A Portfolio also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. When investing in this manner, a Portfolio may be unable to achieve its investment objective. The types of defensive positions in which a Portfolio may engage are identified and discussed, together with their risks, in the SAI. It is impossible to predict accurately how long such alternative strategies may be utilized.

Administrative Services

In addition to advisory services, DSL and ING Investments have been contracted to provide administrative and other services necessary for the ordinary operation of the ING Index Plus International Equity, ING JPMorgan Value Opportunities, ING Pioneer Equity Income and ING Wells Fargo Small Cap Disciplined Portfolios. DSL and ING Investments procure and pay for the services and information necessary to the proper conduct of the Portfolios’ business, including custodial, administrative, transfer agency, portfolio accounting, dividend disbursing, auditing, and ordinary legal services. DSL and ING Investments also act as liaison among the various service providers to these Portfolios, including the custodian, portfolio accounting agent, Sub-Advisers, and the insurance company or companies to which the Portfolios offer their shares, among others. DSL and ING Investments also review these Portfolios for compliance with applicable legal requirements and monitors the Sub-Advisers for compliance with requirements under applicable law and with the investment policies and restrictions of the Portfolios. DSL and ING Investments do not bear the expense of brokerage fees and other transactional expenses for securities or other assets (which are generally considered part of the cost for the
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More Information  (continued) assets), taxes (if any) paid by these Portfolios, interest on borrowing, fees and expenses of the Independent Trustees, including the cost of the Trustees and Officers Errors and Omissions Liability Insurance coverage and the cost of counsel to the Independent Trustees, and extraordinary expenses, such as litigation or indemnification expenses.

The Trust pays a management fee to DSL and ING Investments for their services. Out of this management fee, DSL and ING Investments in turn pay the Sub-Advisers their respective sub-advisory fee. The management fee paid to DSL by the Trust is distinct because the Trust has a “bundled” fee arrangement, under which DSL, out of its management fee, pays many of the ordinary expenses for the Portfolio (except ING Index Plus International Equity, ING JPMorgan Value Opportunities, ING Pioneer Equity Income and ING Wells Fargo Small Cap Disciplined Portfolios), including custodial, administrative, transfer agency, portfolio accounting, auditing and ordinary legal expenses. Most mutual funds pay these expenses directly from their own assets, with limited expenses assumed by DSL.

DSL has entered into an Administrative Services Sub-Contract with ING Funds Services, LLC (“ING Funds Services”), an affiliate of the Advisers, under which ING Funds Services provides the Portfolios with certain administrative services. The Trust has entered into an Administration Agreement with ING Funds Services on behalf of the ING Index Plus International Equity, ING JPMorgan Value Opportunities, ING Pioneer Equity Income and ING Wells Fargo Small Cap Disciplined Portfolios. The administrative services performed by ING Funds Services on behalf of DSL and the ING Index Plus International Equity, ING JPMorgan Value Opportunities, ING Pioneer Equity Income and ING Wells Fargo Small Cap Disciplined Portfolios directly, include acting as a liaison among the various service providers to the Portfolios, including the custodian, portfolio accounting agent, Sub-Advisers, and the insurance company or companies to which the Portfolios offer their shares. ING Funds Services also reviews the Portfolios for compliance with applicable legal requirements and monitors the Sub-Advisers for compliance with requirements under applicable law and with the investment policies and restrictions of the Portfolios.

Portfolio Distribution

ING Funds Distributor, LLC (“ING Funds Distributor” or “Distributor”) is the principal underwriter and distributor of each Portfolio. It is a Delaware limited liability corporation with its principal offices at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.

On December 29, 2006, an internal reorganization was undertaken in which the distribution functions for the ING Funds were transferred from DSI, the predecessor to DSL, to ING Funds Distributor. As a result of this transfer, ING Funds Distributor assumed all contractual obligations and became the sole distributor for the Portfolios.

ING Funds Distributor is a member of the Financial Industry Regulatory Authority (“FINRA”). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org or the Public Disclosure Hotline at 800-289-9999.

Shareholder Services and Distribution Plan

The Trust has entered into a Shareholder Service and Distribution Plan (“Plan”) in accordance with Rule 12b-1 under the 1940 Act. The Plan permits the Portfolios to pay marketing and other fees to support the sale and distribution of the ADV Class shares of the Portfolios and for shareholder services provided by securities dealers (including DSL) and other financial intermediaries and plan administrators (“financial service firms”). The annual distribution and service fees under the Plan may equal up to 0.75% of the average daily net assets of the Portfolios (a 0.25% shareholder service fee and at 0.50% distribution fee). Over time, these fees will increase the cost of an investor’s shares and may cost investors more than paying other types of sales charges.

How ING Compensates Entities Offering Its Portfolios as Investment Options in Their Investment Products

ING mutual funds may be offered as investment options in Variable Contracts by affiliated and non-affiliated insurance companies. In addition to paying fees under the Portfolios’ Plan, the Portfolios’ Adviser or Distributor (collectively “ING”), out of its own resources and without additional cost to the Portfolios or their shareholders, may pay additional compensation to these insurance companies. The amount of the payment is based upon an annual percentage of the average net assets held in the Portfolios by those companies. The Portfolios’ Advisers and Distributor may make these payments for administrative, record keeping or other services that insurance companies provide to the Portfolios. These payments may also provide incentive for insurance companies to make the Portfolios available through the Variable Contracts issued by the insurance company, and thus they may promote the distribution of the shares of the Portfolios.

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More Information  (continued) The distributing broker-dealer for the Portfolios is ING Funds Distributor. ING Funds Distributor has entered into such agreements with non-affiliated insurance companies. Fees payable under these arrangements are at annual rates that range from 0.15% to 0.25%. This is computed as a percentage of the average aggregate amount invested in the Portfolios by Variable Contract holders through the relevant insurance company’s Variable Contracts. As of the date of this Prospectus, the Adviser has entered into such arrangements with the following insurance companies: Zurich Kemper Life Insurance Company; Symetra Life Insurance Company; and First Fortis Life Insurance Company.

The Adviser has entered into similar agreements with affiliated insurers, including, but not limited to: ING Life Insurance and Annuity Company; ReliaStar Life Insurance Company; ReliaStar Company of New York; Security Life of Denver; ING USA Annuity and Life Insurance Company and ING Life Insurance Company of America. ING uses a variety of financial and accounting techniques to allocate resources and profits across the organization. These methods may take the form of cash payments to affiliates. These methods do not impact the costs incurred when investing in one of the Portfolios. Additionally, if a Portfolio is not sub-advised or is sub-advised by an ING entity, ING may retain more revenue than on those Portfolios it must pay to have sub-advised by non-affiliated entities. Management personnel of ING may receive additional compensation if the overall amount of investments in Portfolios advised by ING meets certain target levels or increases over time.

The insurance companies through which investors hold shares of the Portfolios may also pay fees to third parties in connection with distribution of Variable Contracts and for services provided to Variable Contract owners. Neither the Portfolios, nor the Adviser or the Distributor are a party to these arrangements. Investors should consult the prospectus and statement of additional information for their Variable Contracts for a discussion of these payments.

Ultimately, the agent or broker selling the Variable Contract to you could have a financial interest in selling you a particular product to increase the compensation they receive. Please make sure you read fully each prospectus and discuss any questions you have with your agent or broker.

Interests of the Holders of Variable Contracts and Qualified Plans

Each Portfolio is available to serve as an investment option offered through Variable Contracts and Qualified Plans. The Portfolios also may be made available to certain investment advisers and their affiliates in connection with the creation or management of a Portfolio, certain other investment companies and other investors as permitted by the diversification and other requirements under Section 817(h) of the Internal Revenue Code of 1986, as amended and the underlying U.S. Treasury Regulations. The Portfolios currently do not foresee any disadvantages to investors if a Portfolio serves as an investment option for Variable Contracts and offers its shares directly to Qualified Plans and other permitted investors. However, it is possible that the interest of owners of Variable Contracts, Qualified Plans and other permitted investors, for which a Portfolio serves as an investment option, might at some time be in conflict because of differences in tax treatment or other considerations. The Board of Trustees (“Board”) directed DSL to monitor events to identify any material conflicts between Variable Contract owners, Qualified Plans and other permitted investors and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in a Portfolio might be required to redeem the investment of one or more of its separate accounts from the Portfolio or a Qualified Plan, investment company or other permitted investor might be required to redeem its investment, which might force the Portfolio to sell securities at disadvantageous prices. The Portfolios may discontinue sales to a Qualified Plan and require plan participants with existing investments in the Portfolios to redeem those investments if the Qualified Plan loses (or in the opinion of the Adviser, is at risk of losing) its Qualified Plan status.

Pricing of Portfolio Shares

Investments will be processed at the net asset value (“NAV”) next calculated after an order is received and accepted by a Portfolio or its designated agent. In order to receive a day’s price, your order must be received by the close of regular trading (“Market Close”) on the NYSE (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE). The Portfolios reserve the right to suspend the offering of shares or to reject any specific purchase order. The Portfolios may suspend redemptions or postpone payments when the NYSE is closed or when trading is restricted for any reason or under emergency circumstances as determined by the SEC.

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More Information  (continued) Purchase and Redemption of Shares

Purchases and redemptions of shares may be made only by separate accounts of insurance companies for the purpose of funding Variable Contracts, Qualified Plans, other investment companies or other permitted investors. Certain Portfolios may not be available as investment options in your Variable Contract, through your Qualified Plan or other investment company. Please refer to the prospectus for the appropriate insurance company separate account, investment company or your plan documents for information on how to direct investments in, or redemptions from, an investment option corresponding to one of the Portfolios and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Trust’s behalf.

Each Portfolio’s shares may be purchased by other investment companies, including through funds-of-funds arrangements with ING affiliated funds. In some cases, the Portfolio may serve as a primary or significant investment vehicle for a fund-of-funds. From time to time, a Portfolio may experience large investments or redemptions due to allocations or rebalancings by these funds-of-funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, a Portfolio may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover. The Adviser and Sub-Adviser will monitor transactions by the funds-of-funds and will attempt to minimize any adverse effects on the Portfolio as a result of these transactions. So long as a Portfolio accepts investments by other investment companies it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.

Frequent Trading – Market Timing

The Portfolios are intended for long-term investment and not as short-term trading vehicles. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers should not purchase shares of a Portfolio. Shares of the Portfolios are primarily sold through omnibus account arrangements with financial intermediaries, as investment options for the Variable Contracts issued by insurance companies, and as investment options for Qualified Plans. Omnibus accounts generally do not identify customers’ trading activity on an individual basis. The Portfolios’ administrator has agreements which require such intermediaries to provide detailed account information including trading history, upon request of the Portfolio.

The Portfolios rely on the financial intermediaries to monitor frequent, short-term trading within a Portfolio by their customers. You should review the materials provided to you by your financial intermediary, including, in the case of a Variable Contract, the prospectus that describes the contract, or in the case of a Qualified Plan, the plan documentation for its policies regarding frequent, short-term trading. With trading information received as a result of these agreements, a Portfolio may make a determination that certain trading activity would be harmful to the Portfolio and its shareholders, even if such activity is not strictly prohibited by the intermediaries’ excessive trading policy. As a result, a shareholder investing directly or indirectly in a Portfolio may have their trading privileges suspended without violating the stated excessive trading policy of the intermediary. The Portfolios reserve the right, in their sole discretion and without prior notice, to reject, restrict or refuse purchase orders, whether directly or by exchange, including purchase orders that have been accepted by a financial intermediary. The Portfolios seek assurances from financial intermediaries that they have procedures adequate to monitor and address frequent short-term trading. There is, however, no guarantee that the procedures of the financial intermediaries will be able to curtail frequent, short-term trading activity.

The Portfolios believe that market timing or frequent, short-term trading in any account, including a Variable Contract or Qualified Plan account, is not in the best interest of the Portfolios or their shareholders. Due to the disruptive nature of this activity, it can adversely impact the ability of the Adviser or a Sub-Adviser to invest assets in an orderly, long-term manner. Frequent trading can disrupt the management of the Portfolios and raise their expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; lost opportunity costs; and large asset swings that decrease the Portfolios’ ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on the Portfolios’ performance.

Portfolios that invest in foreign securities may present greater opportunities for market timers and thus be at a greater risk for excessive trading. If an event occurring after the close of a foreign market, but before the time a Portfolio computes its current NAV, causes a change in the price of the foreign security and such price is not reflected in the Portfolio’s current NAV, investors may attempt to take advantage of anticipated price movements in securities held by the Portfolios based on such pricing discrepancies. This is often referred to as “price arbitrage.” Such price arbitrage
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More Information  (continued) opportunities may also occur in Portfolios which do not invest in foreign securities. For example, if trading in a security held by a Portfolio is halted and does not resume prior to the time the Portfolio calculates its NAV, such “stale pricing” presents an opportunity for investors to take advantage of the pricing discrepancy. Similarily, Portfolios that hold thinly-traded securities, such as certain small-capitalization securities, may be exposed to varying levels of pricing arbitrage. The Portfolios have adopted fair valuation policies and procedures intended to reduce the Portfolios’ exposure to price arbitrage, stale pricing and other potential pricing discrepancies, however, to the extent that a Portfolio’s NAV does not immediately reflect these changes in market conditions, short-term trading may dilute the value of Portfolio shares, which negatively affects long-term shareholders.

Although the policies and procedures known to the Portfolios that are followed by the financial intermediaries that use the Portfolios and the monitoring by the Portfolios are designed to discourage frequent, short-term trading, none of these measures can eliminate the possibility that frequent, short-term trading activity in the Portfolios will occur. Moreover, decisions about allowing trades in the Portfolios may be required. These decisions are inherently subjective, and will be made in a manner that is in the best interest of a Portfolio’s shareholders.

Portfolio Holdings Disclosure Policy

A description of the policies and procedures with respect to the disclosure of each Portfolio’s portfolio securities is available in the SAI. Each Portfolio posts its portfolio holdings schedule on its website on a calendar-quarter basis and makes it available 30 calendar days following the end of the previous calendar quarter. The portfolio holdings schedule is as of the last day of the previous calendar quarter (e.g., each Portfolio will post the quarter ending June 30 holdings on July 31). A Portfolio may also post its complete or partial portfolio holdings on its website as of a specified date.

Each Portfolio’s portfolio holdings schedule will, at a minimum, remain available on the Portfolios’ website until the Portfolio files a Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the website information is current. The Portfolios’ website is located at www.ingfunds.com.

Reports to Shareholders

The fiscal year of each Portfolio ends on December 31. Each Portfolio will send financial statements to its shareholders at least semi-annually. An annual shareholder report containing financial statements audited by the independent registered public accounting firm will be sent to shareholders each year.

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Net Asset Value

The NAV per share for each class of each Portfolio is determined each business day as of Market Close on the NYSE. The Portfolios are open for business every day the NYSE is open. The NYSE is closed on all weekends and on all national holidays and Good Friday. Portfolio shares will not be priced on those days. The NAV per share of each class of each Portfolio is calculated by taking the value of the Portfolio’s assets attributable to that class, subtracting the Portfolio’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding.

In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest, approximates market value. Securities prices may be obtained from automated pricing services. Shares of investment companies held by a Portfolio will generally be valued at the latest NAV reported by those companies. The prospectuses for those investment companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Trading of foreign securities may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may occur on weekends or holidays when a Portfolio’s NAV is not calculated. As a result, the NAV of a Portfolio may change on days when shareholders will not be able to purchase or redeem a Portfolio’s shares.

When market quotations are not available or are deemed unreliable, the Portfolio will use a fair value for the security that is determined in accordance with procedures adopted by a Portfolio’s Board. The types of securities for which such fair value pricing might be required include, but are not limited to:

  Foreign securities, where a foreign security whose value at the close of the foreign market on which it principally trades likely would have changed by the time of the close of the NYSE, or the closing value is otherwise deemed unreliable;
  Securities of an issuer that has entered into a restructuring;
  Securities whose trading has been halted or suspended;
  Fixed-income securities that have gone into default and for which there are no current market value quotations; and
  Securities that are restricted as to transfer or resale.

The Portfolios or the Advisers may rely on the recommendations of a fair value pricing service approved by the Portfolios’ Board in valuing foreign securities. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. Each Adviser makes such determinations in good faith in accordance with procedures adopted by the Portfolios’ Board. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a Portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Portfolio determines its NAV per share.

When an insurance company or Qualified Plan is buying shares of the Portfolios, it will pay the NAV that is next calculated after the order from the insurance company’s Variable Contract holder or Qualified Plan participant is received in proper form. When an insurance company or Qualified Plan is selling shares, it will normally receive the NAV that is next calculated after the order from the insurance company’s Variable Contract holder or Qualified Plan participant is received in proper form.

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Management of the Portfolios

Advisers

DSL, a Delaware limited liability company, serves as the investment adviser to each of the Portfolios except ING Index Plus International Equity Portfolio. ING Investments, an Arizona limited liability company, serves as the investment adviser to ING Index Plus International Equity Portfolio. DSL and ING Investments have overall responsibility for the management of each of their respective Portfolios. DSL and ING Investments provide or oversee all investment advisory and portfolio management services for each of their respective Portfolios. DSL and ING Investments are registered with the SEC as investment advisers and DSL is registered with FINRA as a broker-dealer.

On December 29, 2006, an internal reorganization was undertaken in which DSI, a former adviser to each of the Portfolios except ING Index Plus International Equity Portfolio, was reorganized into a limited liability company and it became a wholly-owned subsidiary of ING Life Insurance and Annuity Company. The resulting company was DSL, a registered investment adviser and broker-dealer. As a result of this reorganization, DSI’s advisory contracts were assumed by DSL.

DSL and ING Investments are indirect, wholly-owned subsidiaries of ING Groep. ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services to over 75 million private, corporate and institutional clients in more than 50 countries. With a diverse workforce of about 125,000 people, ING comprises a broad spectrum of prominent companies that increasingly serve their clients under the ING brand.

As of December 31, 2008, DSL managed approximately $34.2 billion in registered investment company assets. DSL’s principal offices are located at 1475 Dunwoody Drive, West Chester, PA 19380. ING Investments became an investment management firm in April 1995, and serves as investment adviser to registered investment companies as well as structured finance vehicles. ING Investments’ principal offices are located at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258. As of December 31, 2008, ING Investments had approximately $35.7 billion in registered investment company assets.

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Management of the Portfolios (continued)

Advisory Fees

DSL and ING Investments receive a monthly fee for their services based on the average daily net assets of each of their respective Portfolios (or the combined net assets of two or more Portfolios).

The following table shows the aggregate annual advisory fee paid by each Portfolio for the most recent fiscal year as a percentage of each Portfolio’s average daily net assets:

Portfolio	Advisory Fees (as a % of average daily net assets)
ING BlackRock Large Cap Value	0.80%
ING Clarion Real Estate	0.64%
ING Growth and Income II	0.74%
ING Index Plus International Equity	0.45%
ING International Growth Opportunities	1.00%
ING JPMorgan Small Cap Core Equity	0.88%
ING JPMorgan Value Opportunities	0.40%
ING Limited Maturity Bond	0.26%
ING Lord Abbett Affiliated	0.75%
ING PIMO High Yield	0.49%
ING Pioneer Equity Income	0.65%
ING Pioneer Fund	0.72%
ING Stock Index	0.26%
ING Wells Fargo Small Cap Disciplined	0.77%

For information regarding the Board’s approval of the investment advisory and investment sub-advisory relationships, please refer to the Portfolios’ annual shareholder report dated December 31, 2008. For information regarding the Board’s approval of the change in sub-adviser for ING Growth and Income Portfolio II and ING Clarion Real Estate Portfolio, please refer to the Portfolios’ semi-annual report to be dated June 30, 2009.

Sub-Advisers

The Advisers have engaged one or more sub-advisers to provide the day-to-day management of each Portfolio’s portfolio. Some of these sub-advisers are affiliates of DSL and ING Investments, and some are independent.

DSL and ING Investments, subject to the supervision of the Board, each act as a ‘‘manager-of-managers’’ for their respective Portfolios. DSL and ING Investments delegate to the sub-advisers of the Portfolios the responsibility for investment management, subject to DSL’s or ING Investments’ oversight. DSL and ING Investments are responsible for monitoring the investment program and performance of the sub-advisers of the Portfolios.

From time to time, DSL or ING Investments may also recommend the appointment of additional sub-advisers or replacement of non-affiliated sub-advisers to the the Portfolios’ Board. It is not expected that DSL or ING Investments would normally recommend replacement of an affiliated sub-adviser as part of their oversight responsibilities. The Portfolios, DSL and ING Investments have received exemptive relief from the SEC to permit DSL or ING Investments, with the approval of the the Portfolios’ Board, to appoint an additional non-affiliated sub-adviser or to replace an existing sub-adviser with a non-affiliated sub-adviser as well as change the terms of a contract with a non-affiliated sub-adviser, without submitting the contract to a vote of the shareholders. A Portfolio will notify shareholders of any change in the identity of the sub-adviser of the Portfolio or the addition of a sub-adviser to the Portfolio. In this event, the name of a Portfolio and its investment strategies may also change.

Under the terms of a sub-advisory agreement, an agreement can be terminated by either DSL, ING Investments or the Portfolios’ Board. In the event a sub-advisory agreement is terminated, the sub-adviser may be replaced subject to any regulatory requirements or DSL or ING Investments may assume day-to-day investment management of the Portfolios.

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Management of the Portfolios (continued)

ING BlackRock Large Cap Value Portfolio

BlackRock Investment Management, LLC

BlackRock Investment Management, LLC (“BlackRock Investment Management”) serves as the Sub-Adviser to the Portfolio, and is an indirect wholly-owned subsidiary of BlackRock, Inc. The principal address of BlackRock Investment Management is 800 Scudders Mill Rd., Plainsboro, NJ 08536.

As of December 31, 2008, BlackRock Investment Management and its affiliates had over $1.31 trillion in investment company and other portfolio assets under management.

The Portfolio is supported by a team of investment professionals who are responsible for investment research and selection. Robert C. Doll, Jr. is the Portfolio’s portfolio manager and Daniel Hanson is the Portfolio’s associate portfolio manager. Mr. Doll is primarily responsible for the day-to-day management of the Portfolio and has managed the Portfolio since inception. Mr. Hanson has co-managed the Portfolio since 2008.

Robert C. Doll, CFA, Vice Chairman and Director of BlackRock Investment Management is BlackRock’s Global Chief Investment Officer for Equities and a member of the Executive, Operating and Leadership Committees. Mr. Doll is also head of the U.S. Large Cap Series equity team and has primary portfolio management responsibility for these products. Mr. Doll’s service with BlackRock Investment Management dates back to 1999, including his years with Merrill Lynch Investment Managers (“MLIM”), which merged with BlackRock Investment Management in 2006. At MLIM, he served as the President and Chief Investment Office, Senior Portfolio Manager and Team Leader. He was also a member of the Merrill Lynch & Co., Inc. Executive Management Committee and was the Senior Fund Manager of the Merrill Lynch Large Cap Series Funds. Mr. Doll joined MLIM in June 1999 as the Chief Investment Officer for Equities, and later that year was promoted to the position of Global Chief Investment Officer. Prior to joining MLIM, Mr. Doll served as the Chief Investment Officer of Oppenheimer Funds, Inc., during which time he directed a 100-member investment staff and managed the firm’s $100 billion in assets. In addition, he served as a member of the Executive Committee.

Daniel Hanson, CFA, Director and associate portfolio manager is a member of BlackRock’s U.S. Large Cap Series equity team. Mr. Hanson’s service with BlackRock Investment Management dates back to 2003, including his years with Merrill Lynch Investment Managers (“MLIM”), which merged with BlackRock Investment Management in 2006. At MLIM, he was responsible for fundamental research for large cap equities. Prior to joining MLIM in 2003, he was an investment banker at Bear Stearns advising on equity and debt financings and mergers and acquisitions in the healthcare sector. Earlier at Bear Stearns he was a high-yield securities analyst, focusing on healthcare and financials. Prior to that, he traded collateralized mortgage obligations, and was assistant portfolio manger in charge of fixed-income accounts at Pine Tree Capital. He began his career on Wall Street as a research analyst for economist Sam Nakagama.

ING Clarion Real Estate Portfolio

ING Clarion Real Estate Securities L.P.

Founded in 1969, ING Clarion Real Estate Securities L.P. (“ING CRES”), a Delaware limited partnership, is registered with the SEC as an investment adviser. ING CRES is an indirect, wholly-owned subsidiary of ING Groep and is an affiliate of ING Investments. The principal address of ING CRES is 201 King of Prussia Road, Suite 600, Radnor, PA 19087. ING CRES is in the business of providing investment advice to institutional and individual client accounts that, as of December 31, 2008, were valued at approximately $10.8 billion.

The following individuals jointly share responsibility for the day-to-day management of the Portfolio and have co-managed the Portfolio since May 2009.

T. Ritson Ferguson, Chief Investment Officer (“CIO”) and Portfolio Manager. Mr. Ferguson has served as Co-CIO and more recently CIO of ING CRES since 1991.

Joseph P. Smith, Managing Director and Portfolio Manager, is a member of the Investment Policy Committee. Mr. Smith joined ING CRES in 1997.

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Management of the Portfolios (continued) ING Index Plus International Equity Portfolio

ING Investment Management Advisors, B.V.

ING Investment Management Advisors, B.V. (“IIMA”) has managed the Portfolio since its inception. IIMA is a Netherlands corporation organized in 1896 (became an investment advisory company in 1991). It currently has its principal office in Prinses Beatrixlaan 15, 2595 AK The Hague, the Netherlands. IIMA is registered with the SEC as an investment adviser. IIMA is a company organized to manage investments and provide investment advice to entities affiliated with ING Groep. IIMA is an indirect wholly-owned subsidiary of ING Groep and is an affiliate of the Advisers. IIMA operates under the collective management of ING Investment Management, Co. (“IIM”) which had assets under management of over $35.7 billion as of December 31, 2008.

The following individuals jointly share responsibility for the day-to-day management of the Portfolio and have co-managed the Portfolio since July 2005.

Carl Ghielen, Portfolio Manager, is responsible for stock selection, as well as coordinating efforts on behalf of IIMA and certain ING affiliates’ international equity teams. Mr. Ghielen is the portfolio manager responsible for implementing the daily investment decisions, including placing trade orders. Prior to joining IIMA in 2000, he worked for a large corporate Dutch pension fund as senior portfolio manager.

Martin Jansen, Portfolio Manager, is responsible for stock selection. Mr. Jansen joined IIMA or its affiliates in 1997 as senior manager. Prior to joining IIMA, Mr. Jansen was responsible for the U.S. equity and venture capital portfolios at a large corporate Dutch pension fund.

Tjeert Keijzer, CFA and Portfolio Manager, joined ING IM in July 2007. He is a Senior Portfolio Manager in the Quantitative Equity team where he is responsible for quantitative equity portfolio management. He is also involved in research projects pertaining to stock selection models, portfolio construction and risk analysis. Before joining ING IM, he worked with ABN AMRO Asset Management where he was portfolio manager with the Quant Equity Group and Structured Asset Management. Mr. Keijzer has also been employed as a quantitative analyst with AEGON Asset Management with a focus on the development of stock selection models, portfolio risk modeling and long/short equity portfolio management applications.

ING Growth and Income Portfolio II, ING International Growth Opportunities Portfolio, ING Limited Maturity Bond Portfolio, and ING Stock Index Portfolio

ING Investment Management Co.

ING Investment Management Co. (“ING IM”), a Connecticut corporation, serves as the Sub-Adviser to the Portfolio. ING IM also serves as an investment adviser to other registered investment companies (or series thereof), as well as to privately managed accounts.

Founded in 1972, ING IM is registered as an investment adviser with the SEC. ING IM is an indirect, wholly-owned subsidiary of ING Groep and is an affiliate of the Adviser. ING IM has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972.

As of December 31, 2008, ING IM managed approximately $54.3 billion in assets. The principal address of ING IM is 230 Park Avenue, New York, New York 10169.

ING Growth and Income Portfolio II

The following individuals are jointly responsible for the day-to-day management of ING Growth and Income Portfolio II. Mr. Corapi and Mr. Pytosh have co-managed the Portfolio since April 2009.

Christopher F. Corapi, Portfolio Manager and Director of Fundamental Equity Research, joined ING IM in February 2004. Prior to joining ING IM, Mr. Corapi served as Global Head of Equity Research at Federated Investors since 2002. He served as Head of U.S. Equities and portfolio manager at Credit Suisse Asset Management beginning in 2000 and Head of Emerging Markets Research at JPMorgan Investment Management beginning in 1998.

Michael Pytosh, Portfolio Manager, joined ING Investment Management in 2004 as a senior sector analyst covering the technology sector. Prior to 2004, Mr. Pytosh was with Lincoln Equity Management, LLC, since 1996, where he started as a technology analyst and ultimately took on the role of the firm’s president. Prior to that, Mr. Pytosh was a technology analyst at JPMorgan Investment Management and an analyst at Lehman Brothers.

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Management of the Portfolios (continued) ING International Growth Opportunities Portfolio

The following individual is responsible for the day-to-day management of the ING International Growth Opportunities Portfolio and has managed the Portfolio since May 2006.

Uri Landesman, Senior Vice President and Head of International Equities for ING IM, joined ING IM in 2006 from Federated Investors, where he was most recently director of global equity research. During his tenure at Federated Investors (which began in 2003), he managed three international large-cap growth funds as well as two global core funds. Prior to working at Federated Investors, he served as an investment professional with Arlington Capital Management. Mr. Landesman began his career at Sanford C. Bernstein & Co.

ING Limited Maturity Bond Portfolio

The following individuals are jointly responsible for the day-to-day management of the ING Limited Maturity Bond Portfolio and have co-managed the Portfolio since January 2009.

Christopher Diaz, Portfolio Manager, has been with ING IM since 2000 and heads the Global Rates group for ING IM. He is primarily responsible for the global sovereign debt and derivative component of ING IM’s institutional, mutual fund and proprietary portfolio. Prior to joining ING IM, he was a fixed-income portfolio analyst for SunTrust Equitable Securities Corporation.

Peter Guan, Ph.D, Portfolio Manager, has been with ING IM since October 2004 as a senior portfolio manager of Residential Mortgage products. Prior to joining ING IM, he was with Citigroup Alternative Investments during most of 2004, where he initiated a managed product platform for mortgage-backed investments. Previously, Dr. Guan worked at the Clinton Group, a New York based hedge fund, where he traded mortgage products.

Christine Hurtsellers, Portfolio Manager, has been with ING IM since 2005 and leads the fixed-income business for ING IM. From 1999 to 2005, Ms. Hurtsellers worked at Freddie Mac where she managed ARMs, MBS, CMO and mortgage derivatives portfolios. She also managed portfolios for Alliance Capital Management and Banc One.

Mike Hyman, Portfolio Manager, has been with ING IM since 2001 and is responsible for managing the investment-grade credit and structured portfolios across multiple client objectives. Prior to joining ING IM, Mr. Hyman worked in securitization and derivative structuring at GE Capital. Previously he managed proprietary fixed-income and derivative portfolio for Société Générale and Yasuda Trust and Bank.

ING Stock Index Portfolio

The following individual is solely responsible for the day-to-day management of the ING Stock Index Portfolio and has managed the Portfolio since April 2007.

Vincent Costa is Head of Quantitative Equity, responsible for leading the portfolio management effort and overseeing research for quantitative equity products. These products include index, enhanced index, and active quantitative funds. Mr. Costa joined ING Investment Management in April 2006 as Head of Portfolio Management for Quantitative Equity. Prior to joining ING, Mr. Costa was with Merrill Lynch Investment Management, where he worked for seven years in quantitative equity leadership positions. Most recently, he served as managing director and head of their quantitative investments organization where he had overseen some $60 billion in assets across 70 funds. Prior to that Mr. Costa worked at Bankers Trust Company as a Senior Portfolio Manager, managing global index and enhanced index products.

ING JPMorgan Small Cap Core Equity Portfolio and ING JPMorgan Value Opportunities Portfolio

J.P.Morgan Investment Management Inc.

J.P. Morgan Investment Management Inc. (“JPMorgan”) serves as the Sub-Adviser to the Portfolio and is an indirect wholly-owned subsidiary of JPMorgan Chase & Co., a bank holding company. JPMorgan also provides discretionary investment services to institutional clients and is principally located at 245 Park Avenue, New York, New York 10167. As of December 31, 2008, JPMorgan and its affiliates had $1.133 trillion in assets under management.

ING J.P.Morgan Small Cap Core Equity Portfolio

The following individuals jointly share responsibility for the day-to-day management of the J.P.Morgan Small Cap Core Equity Portfolio. Mr. Blum and Mr. Mr. Ruhl have co-managed the Portfolio since August 2004. Mr. Gawronski has co-managed the Portfolio since July 2005.

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Management of the Portfolios (continued) Christopher T. Blum, CFA and Managing Director, is the CIO of the U.S. Behavioral Financial Group. An employee since 2001, Mr. Blum is responsible for the Intrepid and Behavioral Small Cap Strategies. Mr. Blum rejoined the firm in 2001 where he acted as a portfolio manager and headed the U.S. Behavioral Finance Small Cap Equity Group. Before rejoining the firm in 2001, Mr. Blum spent two years as a research analyst responsible for the valuation and acquisition of private equity assets at Pomona Capital. Prior to that, he spent over three years in the U.S. Structured Equity Group at JPMorgan where he focused on structured small-cap core and small-cap value accounts.

Glenn Gawronski, CFA and Vice President, is a portfolio manager in the U.S. Small Cap Equity Group and has 12 years of investment experience. He has been employed by JPMorgan and its affiliates since 1999.

Dennis S. Ruhl, CFA and Vice President, is the head of the U.S. Behavioral Finance Small Cap Equity Group. A member of the team since 2001, Mr Ruhl also acts as a portfolio manager and leads the group’s quantitative research effort. An employee since 1999, Mr. Ruhl previously worked on quantitative equity research (focusing on trading) as well as business development. Mr. Ruhl is the former New York and National Chair of the Board of Minds Matter, a non-profit mentoring organization. He is also a board member of the MIT Club of New York and Regional Vice Chair of the MIT Educational Council.

ING J.P.Morgan Value Oppoprtunities Portfolio

The following individuals are jointly responsible for the day-to-day management of the J.P.Morgan Value Opportunities Portfolio. Mr. Gutmann solely managed the Portfolio since April 2005 and has co-managed the Portfolio with Ms. Miller since February 2009.

Alan H. Gutmann, Vice President, is a portfolio manager in the Large Cap Value Team within the U.S. Equity Group. Mr. Gutmann has worked for JPMorgan since 2003, prior to which he was a research analyst and portfolio manager at Oppenheimer Capital, First Manhattan Co. and Neuberger Berman. Mr. Gutmann began his financial career as an analyst in the Merger & Acquisition Group of Citigroup Capital Markets formerly known as Salomon Brothers.

Kelly Miller, CFA, is a co-portfolio manager on the Large Cap Value Team within the U.S. Equity Group of JPMorgan Investment Management. An employee since 2002, Ms. Miller previously worked as an investment assistant for the U.S. Equity Team and as an analyst on the U.S. Equity Client Portfolio Management Team.

ING Lord Abbett Affiliated Portfolio

Lord, Abbett & Co. LLC

Lord, Abbett & Co. LLC (“Lord Abbett”) has served as Sub-Adviser to the Portfolio since December 2005. The principal address of Lord Abbett is 90 Hudson Street, Jersey City, New Jersey 07302. As of December 31, 2008, Lord Abbett managed $70 billion in assets.

The following individuals are jointly and primarily responsible for the day-to-day management of the Portfolio and have managed the Portfolio since December 2005.

Kenneth G. Fuller, Partner of Lord Abbett and Portfolio Manager, joined Lord Abbett in 2002.

Eli M. Salzmann, Partner of Lord Abbett and Director of Equity Investments, joined Lord Abbett in 1997.

ING PIMCO High Yield Portfolio

Pacific Investment Management Company LLC

Organized in 1971, Pacific Investment Management Company LLC (“PIMCO”) provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. The principal address of PIMCO is 840 Newport Center Drive, Newport Beach, California 92660. As of December 31, 2008, PIMCO had over $747 billion in assets under management.

PIMCO, a Delaware limited liability company, is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI LP”). Allianz SE (“Allianz SE”) is the indirect majority owner of AGI LP. Allianz SE is a European-based, multinational insurance and financial services holding company.

The following individual is responsible for the day-to-day management of the Portfolio and has managed the Portfolio since May 2007.

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Management of the Portfolios (continued) Mark T. Hudoff is an Executive Vice President and portfolio manager in the high-yield area. Mr. Hudoff joined PIMCO in 1996, previously having been associated with Bank Credit Analyst Research Group where he worked as a fixed-income strategist. He has over 20 years of investment experience.

ING Pioneer Equity Income Portfolio and ING Pioneer Fund Portfolio

Pioneer Investment Management, Inc.

Pioneer Investment Management, Inc. (“Pioneer”) is an indirect, wholly-owned subsidiary of UniCredito Italiano SpA, one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. The principal address of Pioneer is 60 State Street, Boston, Massachusetts 02109. As of December 31, 2008, assets under management were approximately $213 billion worldwide, including over $49 billion in assets under management by Pioneer.

ING Pioneer Equity Income Portfolio

The following individuals jointly share responsibility for the day-to-day management of the ING Pioneer Equity Income Portfolio and have co-managed the Portfolio since November 2006. Mr. Carey and Mr. Hunnewell are supported by the domestic equity team. Members of this team manage other Pioneer funds investing primarily in U.S. equity securities. The portfolio managers and the team also may draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer’s affiliate, Pioneer Investment Management Limited.

John A. Carey, Portfolio Manager, is an Executive Vice President and Portfolio Manager at Pioneer. Mr. Carey joined Pioneer as an analyst in 1979.

Walter Hunnewell, Jr., Associate Portfolio Manager, is a Vice President-Portfolio Manager of Pioneer, joined Pioneer as a Vice President-Assistant Portfolio Manager in August 2001 and has been an investment professional since 1985.

ING Pioneer Fund Portfolio

The following individuals jointly share responsibility for the day-to-day management of the ING Pioneer Fund Portfolio and have co-managed the Portfolio since April 2005. Mr. Carey and Mr. Hunnewell are supported by the domestic equity team. The team manages other Pioneer mutual funds investing primarily in U.S. equity securities. They may also draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer’s affiliate, Pioneer Investment Management Limited.

John A. Carey, Portfolio Manager, is an Executive Vice President and Portfolio Manager at Pioneer. Mr. Carey joined Pioneer as an analyst in 1979.

Walter Hunnewell, Jr., Associate Portfolio Manager, is a Vice President-Portfolio Manager of Pioneer, joined Pioneer as a Vice President-Assistant Portfolio Manager in August 2001 and has been an investment professional since 1985.

ING Wells Fargo Small Cap Disciplined Portfolio

Wells Capital Management, Inc.

Wells Capital Management, Inc. (“Wells Capital Management”) is a registered investment adviser and a wholly-owned subsidiary of Wells Fargo Bank, N.A. and was formed in 1986 from institutional investment teams that had been in place since 1991. The principal address of Wells Capital Management is 525 Market Street, 10th Floor, San Francisco, CA 94105. As of December 31, 2008, Wells Capital Management managed over $252 billion in assets.

The following individual is responsible for the day-to-day management of the Portfolio and has managed the Portfolio since November 2005.

James M. Tringas, CFA, CPA, joined Wells Capital Management in 2009 as a portfolio manager. He is also a managing director and senior portfolio manager with the Small Cap Value Team of Evergreen Investment Management Company. Mr. Tringas has been with Evergreen Investment Management Company or one of its predecessor firms since 1994. Prior to that time, he served as a Senior Consultant in the Personal Financial Group of Ernst & Young from 1990 to 1994. Mr. Tringas received both a BS (1988) and a MS (1990) in accounting from the University of Florida. He has been awarded the use of the Chartered Financial Analyst designation by the CFA Institute. He is also a Certified Public Accountant; he received his CPA license from the State of Florida in 1991.

68

Management of the Portfolios (continued) Bryant VanCronkhite, CFA, CPA, is a senior research analyst for the Disciplined Value Equity Team at Wells Capital Management, has been promoted to take on the newly established role of co-portfolio manager for the team. Prior to becoming co-portfolio manager, Mr. VanCronkhite was a senior research analyst on the team, which he joined in 2004. Earlier, Mr. VanCronkhite was a mutual fund accountant for Strong Capital Management. He earned a bachelor’s degree and a master’s degree in professional accountancy from the University of Wisconsin–Whitewater and is a certified public accountant. He is a member of the CFA Institute and has earned the right to use the CFA designation.

Additional Information Regarding Portfolio Managers

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager and each portfolio manager’s ownership of securities in the Portfolio.

69

Taxes and Distributions

Holders of Variable Contracts should refer to the prospectus for their contracts for information regarding the tax consequences of owning such contracts and should consult their tax adviser before investing.

Dividends from net investment income are declared and paid by each Portfolio (except ING PIMCO High Yield Portfolio) at least annually. For ING PIMCO High Yield Portfolio, dividends from net investment income, if any, are declared daily and paid monthly. Each Portfolio will also pay distributions from net realized capital gains, reduced by available capital losses, at least annually. All dividends and capital gain distributions will be automatically reinvested in additional shares of a Portfolio at the NAV of such shares on the payment date, unless participating insurance company’s separate account is permitted to hold cash and elects to receive payment in cash. From time to time, a portion of a Portfolio’s dividends may constitute a return of capital.

Each Portfolio intends to qualify as a regulated investment company (“RIC”) for federal income tax purposes by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”), including requirements with respect to diversification of assets, distribution of income and sources of income. As a RIC, a Portfolio generally will not be subject to tax on its net investment company taxable income and net realized capital gain. Each Portfolio also intends to comply with the diversification requirements of Section 817(h) of the Code and the underlying regulations for Variable Contracts so that owners of these contracts should not be subject to federal tax on distribution of dividends and income from a Portfolio to the insurance company’s separate accounts.

Since the sole shareholders of a Portfolio will be separate accounts or other permitted investors, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of the Policies, see the attached prospectus for the Policy.

See the SAI for further information about tax matters.

THE TAX STATUS OF YOUR INVESTMENT IN A PORTFOLIO DEPENDS UPON THE FEATURES OF YOUR VARIABLE CONTRACT. FOR FURTHER INFORMATION, PLEASE REFER TO THE PROSPECTUS FOR THE VARIABLE CONTRACT.

70

Performance of a Similarly Managed Mutual Fund

ING Pioneer Equity Income Portfolio has substantially the same investment objective, policies and investment strategies as an existing mutual fund (“Comparable Fund”) that is sold either directly to the public on a retail basis or through variable products and that is advised or sub-advised by Pioneer.

While the above-mentioned Portfolio is managed in a manner similar to that of the Comparable Fund whose historical performance is presented below, investors should be aware that the Portfolio is not the same fund and will not have the same performance. Investments made by the Portfolio at any given time may not be the same as those made by the Comparable Fund. Different performance will result due to factors such as differences in the cash flows into and out of the Portfolio, different fees and expenses, and differences in portfolio size and positions. In addition, you should note that the total operating expenses of the Comparable Fund may be lower than the total operating expenses of the Portfolio. In such instances, the performance of the Comparable Fund would be negatively impacted if the total operating expenses of the Portfolio had been used to compute the Comparable Fund’s performance.

The historical performance of the Comparable Fund is presented below. You should not consider the performance of the Comparable Fund as an indication of the future performance of the Portfolio. The performance figures shown below reflect the deduction of the historical fees and expenses paid by the Comparable Fund and not to be paid by the Portfolio. The figures do not reflect the deduction of any insurance fees or charges that are imposed by the insurance company in connection with its sale of Variable Contracts. You should refer to the separate account prospectuses, prospectus summary or disclosure statement describing the Variable Contracts for information pertaining to these insurance fees and charges. If the insurance fees or charges were included, the performance results would be lower. The results shown below reflect the reinvestment of dividends and distributions, and, aside from fee and expense differences, were calculated in the same manner that will be used by the Portfolio to calculate its own performance. Performance is net of all other fees including sales load. Please be advised that although only one Comparable Fund is shown for the Portfolio, the sub-adviser of the Portfolio may manage substantially similar mutual funds, the performance of which is not shown.

The following table shows the average annual total returns of the Comparable Fund for the stated periods ended December 31, 2008, as well as a comparison with the performance of the applicable benchmarks.(1)

	1 Year	3 Years	5 Years	10 Years (or since inception)
Pioneer Equity Income Fund – Class A (PEQIX)	(30.02)%	(4.77)%	1.23%	1.55%
(Comparable to ING Pioneer Equity Income Portfolio) Pioneer Equity Income Portfolio VCT I	(30.02)%	(4.77)%	1.23%	1.55%
(Comparable to ING Pioneer Equity Income Portfolio) Russell 1000® Value Index(1)	(36.85)%	(8.32)%	(0.79)%	1.36%
(1)	The Russell 1000® Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.
71

Financial Highlights
The following financial highlights are intended to help you understand each Portfolio’s ADV Class shares’ financial performance for the past 5 years (or, if shorter, for the period of the Class’ operations). Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Portfolio (assuming reinvestment of all dividends and distributions), but does not include charges and expenses attributable to any insurance products and would be lower if they did. The information has been derived from the Portfolios’ financial statements, which have been audited by KPMG LLP, an independent registered public accounting firm, whose report, along with the Portfolios’ financial statements, are included in the annual shareholder report, which is incorporated by reference into the SAI and is available upon request.

Because the ADV Class shares of ING Stock Index Portfolio had not commenced operations as of December 31, 2008 (the Portfolio’s fiscal year end), financial highlights are presented for Class I shares of the Portfolio.

72

Financial Highlights (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations			Less distributions						Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions	Payments by affiliates	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses, net of fee waivers and/or recoupments, if any(2)(3)	Expenses, net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or Period ended	($)	($)	($)	($)	($)	($)	($)		($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
ING BlackRock Large Cap Value Portfolio
ADV Class
12-31-08	13.85	0.06	(4.86)	(4.80)	—	0.59	0.59	—	8.46	(35.61)	1.55	1.34†	1.34†	0.53†	1	129
12-31-07	13.75	0.03•	0.53	0.56	0.02	0.44	0.46	—	13.85	3.87	1.55	1.34	1.34	0.23	1	110
04-28-06(4) - 12-31-06	13.48	0.04•	0.66	0.70	0.10	0.33	0.43	—	13.75	5.45	1.55	1.35	1.35	0.47	1	103
ING Clarion Real Estate Portfolio
ADV Class
12-31-08	28.02	0.47•	(9.82)	(9.35)	0.32	4.58	4.90	—	13.77	(38.73)	1.40	1.24†	1.24†	2.08†	931	53
12-31-07	38.58	0.42•	(6.66)	(6.24)	0.45	3.87	4.32	—	28.02	(18.02)	1.39	1.24	1.24	1.23	848	40
04-17-06(4) - 12-31-06	33.28	0.22•	8.33	8.55	0.52	2.73	3.25	—	38.58	27.48	1.40	1.25	1.25	0.88	548	28
ING Growth and Income Portfolio II
ADV Class
12-31-08	10.37	0.02	(5.20)	(5.18)	—	1.86	1.86	—	3.33	(55.70)	1.49	1.34	1.30	0.32	1,616	34
12-31-07	11.20	(0.06)	(0.63)	(0.69)	—	0.14	0.14	—	10.37	(6.30)	1.49	1.34	1.33	(0.47)	6,190	28
12-31-06	10.59	(0.04)	0.68	0.64	—	0.03	0.03	—	11.20	6.12	1.53	1.38	1.37	(0.53)	7,427	11
04-11-05(4) - 12-31-05	9.55	(0.06)•	1.12	1.06	—	0.02	0.02	—	10.59	11.11	1.54	1.39	1.39	(0.60)	2,653	11
ING Index Plus International Equity Portfolio
ADV Class
12-31-08	14.04	0.23	(5.14)	(4.91)	0.66	3.36	4.02	—	5.11	(44.07)	1.51	1.20	1.20	2.33	0*	176
12-31-07	13.08	0.21	0.79	1.00	—	0.04	0.04	—	14.04	7.63	1.36	1.15	1.15	1.50	1	188
12-20-06(5) - 12-31-06	13.36	0.01•	0.10	0.11	0.13	0.26	0.39	—	13.08	0.84	1.38	1.15	1.15	1.44	1	155
04-12-06(4) - 7-11-06(5)	11.76	0.09	(0.05)	0.04	0.00*	0.03	0.03	—	11.77	0.35	1.39	1.15	1.15	3.04	5	155
ING International Growth Opportunities Portfolio
ADV Class
12-31-08	10.21	0.25•	(4.67)	(4.42)	0.05	2.53	2.58	0.16	3.37	(52.68)††	1.80	1.65†	1.65†	5.30†	3	135
12-31-07	10.70	0.03	1.76	1.79	0.16	2.12	2.28	—	10.21	17.74	1.76	1.61†	1.61†	0.32†	1	135
12-29-06(4) - 12-31-06	10.70	(0.00)*	—	(0.00)*	—	—	—	—	10.70	—	1.77	1.62	1.62	(1.62)	1	148
ING JPMorgan Small Cap Core Equity Portfolio
ADV Class
12-31-08	13.09	0.02	(3.72)	(3.70)	0.00*	1.10	1.10	—	8.29	(30.14)	1.63	1.46†	1.46†	0.15†	1,619	62
12-31-07	14.10	0.03•	(0.23)	(0.20)	0.02	0.79	0.81	—	13.09	(2.09)	1.63	1.45	1.45	0.23	2,602	47
12-31-06	12.44	(0.01)	2.00	1.99	—	0.33	0.33	—	14.10	16.24	1.63	1.46	1.46	(0.04)	1,954	43
12-31-05	13.34	(0.03)•	0.44	0.41	—	1.31	1.31	—	12.44	3.37	1.64	1.49	1.48	(0.21)	746	57
08-12-04(4) - 12-31-04	10.76	(0.02)	2.61	2.59	—	0.01	0.01	—	13.34	24.11	1.49	1.49	1.49	(0.38)	260	147
ING JPMorgan Value Opportunities Portfolio
ADV Class
12-31-08	11.63	0.14•	(4.47)	(4.33)	0.27	1.12	1.39	—	5.91	(39.65)	1.30	1.13†	1.13†	1.67†	12	95
12-31-07	12.64	0.15•	(0.27)	(0.12)	0.17	0.72	0.89	—	11.63	(1.62)	1.29	1.13	1.13	1.20	15	84
05-30-06(4) - 12-31-06	11.02	0.09•	1.76	1.85	0.09	0.14	0.23	—	12.64	16.99	1.30	1.13	1.13	0.90	9	90
See Accompanying Notes to Financial Highlights
73

Financial Highlights (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.

See Accompanying Notes to Financial Highlights

		Income (loss) from investment operations			Less distributions						Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses, net of fee waivers and/or recoupments, if any(2)(3)	Expenses, net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or Period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
ING Limited Maturity Bond Portfolio
ADV Class
12-31-08	11.01	0.41	(0.47)	(0.06)	0.68	0.08	—	0.76	10.19	(0.73)	1.02	0.87†	0.87†	3.83†	1	310
12-31-07	10.66	0.45	0.10	0.55	0.20	—	—	0.20	11.01	5.23	1.02	0.87†	0.87†	4.19†	1	439
04-28-06(4) - 12-31-06	10.80	0.28•	0.00*	0.28	0.42	—	—	0.42	10.66	2.68	1.03	0.88†	0.88†	3.84†	1	352
ING Lord Abbett Affiliated Portfolio
ADV Class
12-31-08	12.48	0.11	(4.42)	(4.31)	0.16	1.52	—	1.68	6.49	(36.86)	1.50	1.35†	1.35†	1.16†	1	108
12-31-07	12.51	0.09	0.38	0.47	0.19	0.31	—	0.50	12.48	3.67	1.50	1.35	1.34	0.72	1	131
04-28-06(4) - 12-31-06	12.92	0.08•	0.82	0.90	0.16	1.15	—	1.31	12.51	7.95	1.50	1.35	1.34	1.00	1	48
ING PIMCO High Yield Portfolio
ADV Class
12-31-08	9.88	0.64•	(2.80)	(2.16)	0.65	0.00*	0.06	0.71	7.01	(22.84)	1.24	1.09	1.09	7.24	211	416
12-31-07	10.32	0.66	(0.41)	0.25	0.64	0.05	—	0.69	9.88	2.46	1.25	1.10	1.10	6.49	315	153
05-22-06(4) - 12-31-06	10.14	0.39	0.19	0.58	0.31	0.09	—	0.40	10.32	5.83	1.25	1.10	1.10	6.47	3	72
ING Pioneer Equity Income Portfolio
ADV Class
12-31-08	9.18	0.20	(3.00)	(2.80)	0.19	—	0.01	0.20	6.18	(30.38)	1.56	1.29†	1.29†	2.44†	1	23
05-11-07(4) - 12-31-07	10.00	0.15	(0.89)	(0.74)	0.08	—	—	0.08	9.18	(7.39)	1.53	1.29	1.28	2.35	1	20
ING Pioneer Fund Portfolio
ADV Class
12-31-08	13.02	0.13	(4.56)	(4.43)	0.20	0.45	0.01	0.66	7.93	(34.98)	1.48	1.29†	1.28†	1.12†	1	13
12-31-07	12.89	0.08•	0.52	0.60	0.16	0.31	—	0.47	13.02	4.51	1.49	1.29	1.29	0.61	1	24
12-29-06(4) - 12-31-06	12.89	(0.00)*	—	(0.00)*	—	—	—	—	12.89	—	1.51	1.31	1.31	(1.31)	1	19
ING Stock Index Portfolio
Class I
12-31-08	12.94	0.23•	(4.97)	(4.74)	0.39	0.11	—	0.50	7.70	(37.12)	0.26	0.26†	0.26†	2.14†	333,552	3
12-31-07	12.85	0.23	0.46	0.69	0.22	0.38	—	0.60	12.94	5.28	0.26	0.26†	0.26†	1.90†	482,091	4
12-31-06	11.40	0.21•	1.52	1.73	0.19	0.09	—	0.28	12.85	15.52	0.27	0.27†	0.27†	1.74†	405,602	9
12-31-05	10.90	0.19	0.31	0.50	—	—	—	—	11.40	4.59	0.28	0.28	0.28	1.68	388,184	6
05-03-04(4) - 12-31-04	10.00	0.11	0.94	1.05	0.12	0.03	—	0.15	10.90	10.52	0.27	0.27	0.27	2.14	378,706	8
ING Wells Fargo Small Cap Disciplined Portfolio
ADV Class
12-31-08	10.91	0.03•	(3.36)	(3.33)	0.05	1.30	—	1.35	6.23	(32.96)	1.68	1.47†	1.47†	0.34†	122	69
12-31-07	11.37	0.05	(0.51)	(0.46)	—	—	—	—	10.91	(4.05)	1.67	1.47	1.47	0.36	354	111
12-31-06	9.73	0.01•	1.88	1.89	0.03	0.22	—	0.25	11.37	19.44	1.69	1.47	1.47	0.09	412	62
11-30-05(4) - 12-31-05	10.00	(0.01)	(0.26)	(0.27)	—	—	—	—	9.73	(2.70)	2.03	1.47	1.47	(1.69)	1	1

See Accompanying Notes to Financial Highlights
74

Accompanying Notes to Financial Highlights

(1)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(2)	Annualized for periods less than one year.
(3)	Expense ratios reflect operating expenses of a Portfolio. Expenses before reductions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage commission recapture arrangements, if any, or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor but prior to reductions from brokerage commission recapture arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.
(4)	Commencement of operations.
(5)	ADV Class shares commenced operations on April 12, 2006, fully redeemed on July 11, 2006, and recommenced operations on December 20, 2006.
•	Calculated using average number of shares outstanding throughout the period.
*	Amount is less than $0.005 or less than $500 or more than $(0.005) or more than (0.005)%.
†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.
††	Excluding a payment by affiliate in 2008, International Growth Opportunities total return would have been (54.81)%.
See Accompanying Notes to Financial Highlights
75

To Obtain
More Information

A Statement of Additional Information, dated May 1, 2009, has been filed with the SEC, and is made a part of this Prospectus by reference.

Additional information about the Portfolios’ investments will be available in the Portfolios’ annual and semi-annual shareholder report. In the annual shareholder report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolios’ performance during its last fiscal year and the independent registered public accounting firm’s report.

To obtain free copies of the ING Investors Trust’s annual and semi-annual shareholder reports and the Portfolios’ Statement of Additional Information or to make inquiries about the Portfolios, please write to the Trust at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258, call 1-800-366-0066, or visit our website at www.ingfunds.com.

Information about the ING Investors Trust can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Reports and other information about ING Investors Trust are available on the EDGAR Database on the SEC’s Internet Site at http://www.sec.gov. You may obtain copies of information for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, NE Washington, D.C. 20549-0102.

05/01/09	SEC File No. 811-05629

ING INVESTORS TRUST

Prospectus
May 1, 2009
Adviser Class
Book 3

Bond Funds
ING BlackRock Inflation Protected Bond Portfolio Stock Funds
ING Disciplined Small Cap Value Portfolio
ING Goldman Sachs Commodity Strategy Portfolio NOT ALL PORTFOLIOS MAY BE AVAILABLE IN ALL JURISDICTIONS, UNDER ALL VARIABLE CONTRACTS OR UNDER ALL PLANS

This Prospectus contains important information about investing in the Adviser Class shares of certain Portfolios of ING Investors Trust. You should read it carefully before you invest, and keep it for future reference. Please note that your investment: is not a bank deposit; is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”), the Federal Reserve Board or any other government agency; and is affected by market fluctuations. There is no guarantee that the Portfolios will achieve their respective investment objective.

As with all mutual funds, the U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities nor has the SEC judged whether the information in the Prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.

You should read this Prospectus in conjunction with the prospectus for the separate account before investing. Both prospectuses should be read carefully and retained for future reference.

1

2

Introduction

ING Investors Trust

ING Investors Trust (“Trust”) is an open-end management investment company. The Trust consists of a group of mutual fund portfolios (each, a “Portfolio” and collectively, the “Portfolios”). Only certain of these Portfolios are offered in this prospectus (“Prospectus”).

Advisers

Directed Services LLC (“DSL”) serves as the investment adviser to the Portfolios, except ING Disciplined Small Cap Portfolio; and ING Investments, LLC (“ING Investments”) serves as the investment adviser to ING Disciplined Small Cap Portfolio (each, an “Adviser” and collectively, “Advisers”). Each Portfolio has a sub-adviser referred to herein as a “Sub-Adviser.” DSL and ING Investments are indirect, wholly-owned subsidiaries of ING Groep, N.V. (“ING Groep”) (NYSE: ING), a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services to over 75 million private, corporate and institutional clients in more than 50 countries. With a diverse workforce of about 125,000 people, ING comprises a broad spectrum of prominent companies that increasingly serve their clients under the ING brand.

On December 29, 2006, an internal reorganization was undertaken in which Directed Services, Inc. (“DSI”), the former adviser to the Portfolios, was reorganized into a limited liability company and became a wholly-owned subsidiary of ING Life Insurance and Annuity Company. The resulting company was DSL, a registered investment adviser and broker-dealer. As a result of this reorganization, DSI’s advisory contracts were assumed by DSL.

Portfolios and Sub-Advisers

ING BlackRock Inflation Protected Bond Portfolio – BlackRock Financial Management, Inc.

ING Disciplined Small Cap Value Portfolio – ING Investment Management Co.

ING Goldman Sachs Commodity Strategy Portfolio – Goldman Sachs Asset Management, L.P.

Classes of Shares

Each Portfolio’s shares are classified into Adviser Class (“ADV Class”), Institutional Class (“Class I”), Service Class (“Class S”), and Service 2 Class shares. ING BlackRock Inflation Protected Bond Portfolio does not offer Service 2 Class shares. The four classes of shares of each Portfolio are identical except for different expenses, certain related rights and certain shareholder services. All classes of each Portfolio have a common investment objective and investment portfolio. Only the ADV Class shares are offered in this Prospectus. ADV Class shares are not subject to any sales loads.

Investing Through Your Variable Contract or Qualified Plan

Adviser Class shares of the Portfolios may be offered to separate asset accounts (“Separate Accounts”) of insurance companies as investment options under variable annuity contracts and variable life insurance policies (“Variable Contracts”). Shares may also be offered to qualified pension and retirement plans (“Qualified Plans”) outside the Variable Contracts and to certain investment advisers and their affiliates in connection with the creation or management of the Portfolios. Class I shares, which are not offered in this Prospectus, may also be made available to certain other investment companies, including series of the Trust under fund-of-funds arrangements.

Participating insurance companies and other designated organizations are authorized to receive purchase orders on the Portfolios’ behalf.

Why Reading this Prospectus is Important

This Prospectus explains the investment objective, principal investment strategies, and risks of each of the Portfolios. Reading the Prospectus will help you to decide whether a Portfolio is the right investment for you. You should keep this Prospectus for future reference.

3

Description of the Portfolios

ING BlackRock Inflation Protected Bond Portfolio

Sub-Adviser

BlackRock Financial Management Inc. (“BlackRock Financial Management”)

Investment Objective

Seeks to maximize real return, consistent with preservation of real capital and prudent investment management. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

The Sub-Adviser normally invests at least 80% of its net assets (plus borrowings for investment purposes) in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and U.S. and non-U.S. corporations. Inflation-indexed bonds are fixed-income securities that are structured to provide protection against inflation. The Portfolio will provide at least 60 days’ prior notice of any change in the investment policy. The value of the bond’s principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. The U.S. Treasury uses the Consumer Price Index for Urban Consumers as the inflation measure. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by the government. “Real return” equals total return less the estimated cost of inflation, which is typically measured by the change in an official inflation measure. The Portfolio maintains an average portfolio duration that is within ±20% of the duration of the Barclays Capital Global Real U.S. TIPS Index (the Portfolio’s benchmark).

The Portfolio may invest up to 20% of its assets in non-investment grade bonds (high-yield or junk bonds) or securities of emerging market issuers. The Portfolio also may invest up to 20% of its assets in non-dollar denominated securities of non-U.S. issuers, and may invest without limit in U.S. dollar denominated securities of non-U.S. issuers. The Portfolio is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified fund.

The Portfolio may also purchase: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, collateralized mortgage obligations, investment-grade corporate bonds and asset-backed securities. Securities are purchased for the Portfolio when the Sub-Adviser believes that they have the potential for above-average real return. The Portfolio measures its performance against the benchmark.

Non-investment grade bonds acquired by the Portfolio will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor’s Ratings Services or Ba or lower by Moody’s Investors Service, Inc.) or will be determined by the management team to be of similar quality. Split rated bonds will be considered to have the higher of the two credit ratings.

The Sub-Adviser may, when consistent with the Portfolio’s investment goal, buy or sell options or futures, or enter into credit default swaps, interest rate or foreign currency transactions, including swaps (collectively, commonly known as “derivatives”). The Portfolio typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Portfolio may also use derivatives to enhance returns, in which case their use would involve leveraging risk. The Portfolio may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The Portfolio may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended and the rules, regulations and exemptive orders thereunder.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective.

The Portfolio also may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.
4

Description of the Portfolios (continued)

Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the Sub-Adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Asset-Backed Securities Risk
Credit Derivatives Risk
Credit Risk
Currency Risk
Debt Securities Risk
Derivatives Risk
Diversification Risk
Emerging Markets Risk
Foreign Investment Risk
High-Yield, Lower-Grade Debt Securities Risk
Inflation-Index Bonds Risk
Interest Rate Risk
Leveraging Risk
Manager Risk
Mortgage-Related Securities Risk
Other Investment Companies Risk
Portfolio Turnover Risk
Securities Lending Risk
U.S. Government Securities and Obligations Risk

Please see “Summary of Principal Risks” following the “Description of the Portfolios” section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information (“SAI”).

Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the Portfolio’s performance for the first full calendar year of operations, and the table compares the Portfolio’s performance to the performance of a broad measure of market performance for the same period. The Portfolio’s past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under your Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

In addition, performance of a similarly managed fund is presented in the section of this Prospectus entitled “Performance of a Similarly Managed Mutual Fund.”

5

Description of the Portfolios (continued)

The bar chart below provides some indication of the risks of investing in the Portfolio by showing the Portfolio’s ADV Class shares’ performance for the first full calendar year of operations.

Year-by-Year Total Return(1)
(For the period ended December 31)

Best and Worst Quarterly Returns during this Period:

Best:	1st Quarter	2008:	4.57%
Worst:	3rd Quarter	2008:	(4.23)%

The following table provides some indication of the risks of investing in the Portfolio by comparing the Portfolio’s ADV Class shares’ performance to that of a broad measure of market performance – the Barclays Capital U.S. Treasury Inflation Protected Securities (“Barclays Capital U.S. TIPS”) Index (formerly, the Lehman Brothers® U.S. Treasury Inflation Protected Securities Index). The Barclays Capital U.S. TIPS Index is an unmanaged market index made up of U.S. Treasury Inflation Linked Indexed securities. It includes the reinvestment of dividends net of witholding taxes, but does not reflect fees, brokerage commissions, or other expenses of investing. It is not possible to invest directly in the index.

Average Annual Total Returns(1) (For the periods ended December 31, 2008)
	1 Year	5 Years (or Life of Class)	10 Years
ADV Class Return	(2.16)%	2.36%(1)	N/A
Barclays Capital U.S. TIPS Index	(2.35)%	5.58%(2)	N/A
(1)	ADV Class shares commenced operations on April 30, 2007.
(2)	The index return is for the period beginning May 1, 2007.

6

Description of the Portfolios (continued)

ING Disciplined Small Cap Value Portfolio

Sub-Adviser

ING Investment Management Co. (“ING IM”)

Investment Objective

To outperform the total return performance of the Russell 2000®Value Index by investing in common stocks of small companies whose stock prices are believed to be undervalued. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

The Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in securities of small-capitalization companies included in the Russell 2000® Value Index. The Portfolio will provide shareholders with at least 60 days’ prior notice of any change in this investment policy.

The Russell 2000®Value Index is a stock market index comprised of common stocks with lower price-to-book ratios and lower forecasted growth values as defined by Russell Investment Group. The Sub-Adviser defines small-capitalization companies as companies that are included in the Russell 2000® Value Index at the time of purchase. The market capitalization range is reset monthly and will change with market conditions as the market capitalization ranges of the companies in the Russell 2000® Value Index changes. As of December 31, 2008, the smallest company in the Russell 2000® Value Index had a market capitalization of $7 million and the largest company had a market capitalization of $3.3 billion.

In managing the Portfolio, the Sub-Adviser seeks to achieve the Portfolio’s investment objective by overweighting those stocks in the Russell 2000® Value Index that the Sub-Adviser believes will outperform the Index, and underweighting (or avoiding altogether) those stocks in the Russell 2000®Value Index that the Sub-Adviser believes will underperform the Russell 2000® Value Index. Stocks that the Sub-Adviser believes are likely to match the performance of the Russell 2000® Value Index are generally invested in proportion to their representation in the Russell 2000® Value Index. In determining stock weightings, the Sub-Adviser uses internally developed quantitative computer models to evaluate various criteria, such as the financial strength of each issuer and its potential for strong, sustained earnings growth. Although the Portfolio will not hold all of the stocks in the Russell 2000® Value Index, the Sub-Adviser expects that there will be a significant correlation between the performance of the Portfolio and that of the Russell 2000® Value Index in both rising and falling markets.

The Portfolio may invest in derivative instruments. The Portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective.

Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the Sub-Adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Derivatives Risk
Equity Securities Risk
Index Strategy Risk
Investment Models Risk
Liquidity Risk
Manager Risk
Other Investment Companies Risk
Portfolio Turnover Risk
Securities Lending Risk
Small-Capitalization Company Risk
Value Investing Risk

7

Description of the Portfolios (continued)

Please see “Summary of Principal Risks” following the “Description of the Portfolios” section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information (“SAI”).

Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the changes in the Portfolio’s performance from year to year, and the table compares the Portfolio’s performance to the performance of a broad measure of market performance for the same period. The Portfolio’s past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under your Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

Because ADV Class shares did not commence operations as of December 31, 2008, the bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s Class I shares’ performance from year to year. Class I shares’ performance has been adjusted to reflect the higher expenses of the ADV Class shares.

Year-by-Year Total Returns(1)
(For the periods ended December 31 of each year)

Best and Worst Quarterly Returns during this Period:

Best:	2nd Quarter	2007:	2.72%
Worst:	4th Quarter	2008:	(25.22)%
8

Description of the Portfolios (continued)

The following table provides some indication of the risks of investing in the Portfolio by comparing the Portfolio’s Class I shares’ performance to that of a broad measure of market performance – the Russell 2000® Value Index. The Russell 2000® Value Index is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The index does not reflect fees, brokerage commissions, or other expenses of investing. It is not possible to invest directly in the index.

Average Annual Total Returns(1) (For the periods ended December 31, 2008)
	1 Year	5 Years (or Life of Class)	10 Years
Class I Return (adjusted)	(33.80)%	(16.51)%(1)	N/A
Russell 2000® Value Index	(28.92)%	(12.72)%(2)	N/A
(1)	Class I shares commenced operations on April 28, 2006.
(2)	The index return is for the period beginning May 1, 2006.

9

Description of the Portfolios (continued)

ING Goldman Sachs Commodity Strategy Portfolio

Sub-Adviser

Goldman Sachs Asset Management, L.P. (“GSAM”)

Investment Objective

The Portfolio seeks long-term total return consisting of capital appreciation and income. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

In pursuing its investment objective, the Portfolio seeks to maintain substantial economic exposure to the performance of the commodities markets. The Portfolio invests in a portfolio of commodity index-linked securities (including leveraged and unleveraged structured notes), other commodity-linked securities and derivative instruments and in other fixed-income and debt instruments. The Portfolio is designed to provide exposure that corresponds to the investment return of assets that trade in the commodity markets without direct investment in physical commodities. It is expected that certain of the Portfolio’s investments will produce leveraged exposure to the commodities markets. Under normal circumstances, the Portfolio invests at least 25% of its assets in commodity-linked structured notes.

Commodity Investments. The Portfolio intends to gain exposure to commodities markets primarily by investing in structured notes where the principal or coupon payments are linked to the Dow Jones – AIG Commodity Index Total ReturnSM (“DJ-AIGCITRSM”). The DJ-AIGCITRSM is a broadly diversified futures index composed of futures contracts on 19 physical commodities and is weighted among commodity sectors using dollar-adjusted liquidity and production data. In pursuing its objective, the Portfolio attempts to provide exposure to the returns of real assets that trade in the commodity markets without direct investment in physical commodities. Real assets include oil, gas, industrial and precious metals, livestock, and agricultural or meat products, or other items that have tangible properties. Commodity-linked investments may be more volatile and less liquid than the underlying instruments and their value may be affected by the performance of commodities as well as weather, tax, and other regulatory or political developments, overall market movements and other factors affecting the value of particular industries or commodities, such as disease, embargoes, acts of war or terrorism.

The Portfolio invests in commodity-linked derivative instruments such as commodity-linked structured notes. The Portfolio invests in commodity-linked notes that pay a return linked to the performance of a commodities index or basket of futures contracts with respect to all of the commodities in an index. The principal and/or interest payments of commodity-linked derivatives are tied to the value of a real asset or commodity index. Structured notes may be structured by the issuer and the purchaser of the note. The notes are derivative debt instruments with principal payments generally linked to the value of commodities, commodity futures contracts or the performance of commodity indices and interest and coupon payments pegged to a market-based interest rate, such as LIBOR or a bank’s prime rate. The value of these notes will rise or fall in response to changes in the underlying commodity or related index or investment. These notes expose the Portfolio economically to movements in commodity prices. The Portfolio will pursue its objective without directly investing in commodities. The Portfolio seeks to provide exposure to various commodities and commodities sectors. Commodity-linked derivative instruments include commodity index-linked securities and other derivative instruments that provide exposure to the investment returns of the commodities markets.

Fixed-Income Investments. The Portfolio invests in investment-grade fixed-income securities. Investment-grade securities are securities that are rated at the time of purchase at least BBB– by Standard & Poor’s Rating Services or at least Baa3 by Moody’s Investors Service, Inc., have a comparable rating by another nationally recognized statistical rating organization or, if unrated, are determined by the Sub-Adviser to be of comparable quality. The Portfolio may invest in corporate securities, U.S. government securities, mortgage-backed securities, asset-backed securities, and fixed-income securities issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and the political subdivisions, agencies and instrumentalities thereof (“Municipal Securities”) and other types of fixed-income securities. The average duration will vary. The Portfolio may invest up to 35% of its net assets in foreign securities, including countries with emerging securities markets and other foreign securities and foreign currency transactions. In addition, the Portfolio may invest up to 10% of its assets in non-investment grade fixed-income securities. The structured securities and commodity-linked derivative securities may also be considered fixed-income investments because they typically pay a predetermined rate of return until the security matures.

10

Description of the Portfolios (continued) Non-investment grade fixed-income securities (commonly known as “junk bonds”) tend to offer high yields than higher rated securities with similar maturities. Non-investment grade fixed-income securities are, however, considered speculative and generally involve greater price volatility and greater risk of loss of principal and interest than higher rated securities. The Portfolio may purchase the securities of issuers that are in default.

Other. The Portfolio will also invest in repurchase agreements, convertible securities, options, futures, forwards and swaps. The Portfolio may invest in preferred stock, warrants, stock purchase rights and unseasoned companies, and the Portfolio may engage in when issued, delayed deliver and forward commitment transactions. However, the Portfolio will primarily allocate its assets between fixed-income and other debt securities and commodity-linked instruments. In pursuing its investment objective, the Portfolio uses the DJ-AIGCITRSM as its performance benchmark and will attempt to produce returns that correspond to the performance of the DJ-AIGCITRSM, but the Portfolio will not attempt to replicate the index. The Portfolio may, therefore, invest in securities that are not included in the DJ-AIGCITRSM.

The Portfolio will not invest 25% or more of its total assets in instruments issued by companies in any one industry. The Portfolio’s portfolio will reflect greater than 25% exposure to the group of industries represented in the DJ-AIGCITRSM, however, if, in the future, industries are added to or removed from representation in the DJ-AIGCITRSM, the group of industries in which the Portfolio’s exposure is concentrated will likewise change. DJ-AIGCITRSM is composed of commodities traded on U.S. exchanges, with the exception of aluminum, nickel and zinc, which trade on the London Metal Exchange. As of January 2008, the DJ-AIGCITRSM included 19 commodities including four energy products, six metals, and nine agricultural products. Current information on the composition of the index can be found at: www.djindexes.com.

The Portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, (the “1940 Act”), and the rules, regulations and exemptive orders thereunder.

The Portfolio also may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets. The Portfolio is “non-diversified” under the 1940 Act, as amended and may invest more of its assets in fewer issuers than “diversified” mutual funds. Therefore, the Portfolio may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the Sub-Adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Absence of Regulation Risk
Asset-Backed Securities Risk
Borrowing Risk
Call Risk
Commodities Risk
Convertible Securities Risk
Counterparty Risk
Credit Risk
Currency Risk
Debt Securities Risk
Derivatives Risk
Diversification Risk
Emerging Markets Risk
Equity Securities Risk
Extension Risk
Foreign Investment Risk
High Yield, Lower-Grade Debt Securities Risk
Industry Concentration Risk
Interest Rate Risk
Leveraging Risk
Liquidity Risk
Manager Risk
Market and Company Risk
Mortgage-Related Securities Risk
Other Investment Companies Risk
Over-the-Counter Investment Risk
Price Volatility Risk
Sector Risk
Securities Lending Risk
U.S. Government Securities and Obligations Risk

Please see “Summary of Principal Risks” following the “Description of the Portfolios” section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does
11

Description of the Portfolios (continued) not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information (“SAI”).

Performance

Since the Portfolio did not have a full calendar year of operations as of December 31, 2008, there is no annual performance information included in this Prospectus.

12

Portfolio Fees and Expenses

The table that follows shows the estimated operating expenses paid each year by the ADV Class shares of the Portfolios. These estimated expenses are based on the expenses paid by the Portfolios in the fiscal year ended December 31, 2008. Actual expenses paid by the Portfolios may vary from year to year.

Your Variable Contract or Qualified Plan is a contract between you and the issuing life insurance company or plan provider. The Trust and the Portfolios are not parties to your Variable Contract or Qualified Plan, but are merely investment options made available to you by your insurance company or plan provider under your Variable Contract or Qualified Plan. The fees and expenses of the Portfolios are not fixed or specified under the terms of your Variable Contract or Qualified Plan. The table does not reflect fees or expenses that are, or may be, imposed under your Variable Contract or Qualified Plan. For information on these charges, please refer to the applicable Variable Contract prospectus, prospectus summary or disclosure statement. If you hold shares of a Portfolio that were purchased through an investment in a Qualified Plan, you should consult the plan administrator for information regarding additional expenses that may be assessed in connection with your plan.

Shareholder Transaction Expenses (fees you pay directly from your investment). Not Applicable.

ADV Class Shares
Annual Portfolio Operating Expenses(1)
(as a percentage of average daily net assets)

Portfolio	Management Fee	Distribution (12b-1) and Shareholder Service Fees(2)	Other Expenses(3)	Acquired Fund Fees and Expenses(4)	Total Operating Expenses	Waivers, Reimbursements and Recoupments(5)	Net Operating Expenses
ING BlackRock Inflation Protected Bond	0.45%	0.75%	0.13%	N/A	1.33%	(0.15)%	1.18%
ING Disciplined Small Cap Value	0.55%	0.75%	0.18%	0.01%	1.49%(6)	(0.15)%	1.34%
ING Goldman Sachs Commodity Strategy	0.70%	0.75%	0.19%(7)	0.00%(8)	1.64%(7)	(0.15)%	1.49%
(1)	With the exception of ING Disciplined Small Cap Value Portfolio, estimated expenses are based on the Portfolios’ actual operating expenses for ADV Class shares for its most recently completed fiscal year as adjusted for contractual changes, if any, and fee waivers to which DSL, as the Adviser to the Portfolios, has agreed for the Portfolios for the current fiscal year. Because ADV Class shares of ING Disciplined Small Cap Value Portfolio had not commenced operations as of December 31, 2008, expenses are based on actual operating expenses for Class I shares as adjusted for contractual changes, if any, and fee waivers to which ING Investments has agreed.
(2)	ING Funds Distributor, LLC has contractually agreed to waive 0.15% of the distribution fee for ADV Class shares of the Portfolios, so that the actual fee paid by a Portfolio is an annual rate of 0.35%. Absent this waiver, the distribution fee is 0.50% of net assets. The expense waiver will continue through at least May 1, 2010. There is no guarantee that this waiver will continue after this date.
(3)	Pursuant to its administration agreement with the Trust, ING Funds Services, LLC receives an annual administration fee equal to 0.10% of average daily net assets for each Portfolio, which is reflected in Other Expenses.
(4)	The Acquired Fund Fees and Expenses are not fees or expenses incurred by the Portfolios directly. These fees and expenses include each Portfolio’s pro rata share of the cumulative expenses charged by the Acquired Funds in which the Portfolios invest. The fees and expenses will vary based on the Portfolio’s allocation of assets to, and the annualized net expenses of, the particular Acquired Funds. The impact of these fees and expenses is shown in Net Operating Expenses.
(5)	DSL and ING Investments have entered into written expense limitation agreements with their respective Portfolios, under which they will limit expenses of these Portfolios, excluding interest, taxes, brokerage commissions, extraordinary expenses and Acquired Fund Fees and Expenses, if applicable, subject to possible recoupment by DSL or ING Investments, as applicable, within three years. The amount of these Portfolios’ expenses waived, reimbursed, or recouped during the last fiscal year is shown under the heading Waivers, Reimbursements, and Recoupments. The expense limitation agreements will continue through at least May 1, 2010. These amounts also include the 0.15% distribution (12b-1) fee waiver which footnote 2 explains in more detail. The expense limitation agreements are contractual and shall renew automatically for one-year terms unless DSL or ING Investments provide written notice of the termination of the expense limitation agreement at least 90 days prior to the end of the then current terms or upon termination of the Management Agreement. In addition, the expense limitation agreements may be terminated by the Trust upon at least 90 days’ written notice to the applicable Portfolio’s Adviser, DSL or ING Investments. For more information regarding the expense limitation agreements for these Portfolios, please see the Statement of Additional Information.
(6)	The Total Operating Expenses shown may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the Portfolio and do not include acquired fund fees and expenses.
(7)	Includes 0.03% of non-recurring offering expenses for ING Goldman Sachs Commodity Strategy Portfolio. Excluding this amount, Total Operating Expenses would have been 1.61%.
(8)	Amount represents less than 0.01% and is included in Other Expenses.
13

Portfolio Fees and Expenses (continued)

Examples.  The Examples are intended to help you compare the cost of investing in ADV Class shares of the Portfolios with the cost of investing in other mutual funds. The Examples do not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. If such expenses were reflected, the expenses and charges indicated would be higher. Although your actual cost may be higher or lower, the Examples show what your costs would be based on these assumptions. Keep in mind that this is an estimate. Actual expenses and performance may vary. The Examples assume that you invest $10,000 in the ADV Class shares of each Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the ADV Class shares’ operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Portfolio(1)	1 Year	3 Years	5 Years	10 Years
ING BlackRock Inflation Protected Bond	$120	$407	$714	$1,588
ING Disciplined Small Cap Value	$136	$456	$799	$1,767
ING Goldman Sachs Commodity Strategy	$152	$497	$865	$1,901
(1)	The Example numbers reflect the contractual expense limitation agreements/waivers for the one-year period and the first year of the three-, five-, and ten-year periods.
14

Summary of Principal Risks

The value of your investment in a Portfolio changes with the values of that Portfolio’s investments. Many factors can affect those values. The factors that are most likely to have a material effect on a particular Portfolio’s investment portfolio as a whole are called “principal risks.” The principal risks of each Portfolio are identified in the “Description of the Portfolios” section and are described below. Each Portfolio may be subject to additional principal risks and risks other than those described below because the types of investments made by a Portfolio can change over time.

Absence of Regulation Risk.  In general, there is less governmental regulation and supervision of transactions in the over-the-counter markets (in which option contracts and certain options on swaps are generally traded) than of transactions entered into on organized exchanges.

Asset-Backed Securities Risk.  The principal on asset-backed securities, like mortgage-related securities, may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and commercial mortgage-backed securities generally experience less prepayment than residential mortgage-related securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by a portfolio will generally be at lower rates of return than the return on the assets which were prepaid. Certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection. A portfolio’s investments in commercial mortgage-backed securities with several classes may be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit and prepayment risks. Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

Borrowing Risk.  A portfolio may borrow for temporary emergency purposes, including to meet redemptions. Borrowing may exaggerate changes in the net asset value of a portfolio’s shares and in the portfolio’s return. Borrowing will cost the portfolio interest expense and other fees. The cost of borrowing may reduce the portfolio’s return.

Call Risk.  During periods of falling interest rates, a bond issuer may “call,” or repay, its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, a portfolio would experience a decline in income.

Commodities Risk.  Commodity prices fluctuate for several reasons, including changes in market and economic conditions, the impact of weather on demand, levels of domestic production and imported commodities, energy conservation, domestic and foreign governmental regulation and taxation and the availability of local, intrastate and interstate transportation systems. Volatility of commodity prices, which may lead to a reduction in production or supply, may also negatively impact the performance of companies in natural resources industries that are solely involved in the transportation, processing, storing, distribution or marketing of commodities. Volatility of commodity prices may also make it more difficult for companies in natural resources industries to raise capital to the extent the market perceives that their performance may be directly or indirectly tied to commodity prices.

Convertible Securities Risk.  The value of convertible securities may fall when interest rates rise and increase when interest rates fall. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates. A portfolio could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

Counterparty.  Many of the protections afforded to participants on some organized exchanges, such as the performance guarantee of an exchange clearing house, are not available in connection with over-the-counter (‘‘OTC’’) derivatives transactions. Therefore, in those instances in which a fund enters into OTC derivatives transactions, the fund will be subject to the risk that its direct counterparty will not perform its obligations under the transactions and that the fund will sustain losses and be less likely to achieve its investment objective.

Credit Derivatives Risk.  A portfolio may enter into credit default swaps, both directly and indirectly in the form of a swap embedded within a structured note, to protect against the risk that a security will default. A portfolio pays a fee to enter into the trade and receives a fixed payment during the life of the swap. If there is a credit event, a portfolio either delivers the defaulted bond (if the portfolio has taken the short position in the credit default swap) or pays the par amount of the defaulted bond (if the portfolio has taken the long position in the credit default swap note). Risks of credit default swaps include the cost of paying for credit protection if there are no credit events.

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Summary of Principal Risks (continued) Credit Risk.  A portfolio could lose money if a bond issuer (debtor) fails to repay interest and principal in a timely manner or if it goes bankrupt. This is especially true during periods of economic uncertainty or economic downturns. High-yield/high-risk bonds are especially subject to credit risk and are considered to be mostly speculative in nature.

Currency Risk.  A portfolio that invests directly in foreign currencies or in securities denominated in or that trade in foreign (non-U.S.) currencies is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls, or other political or economic developments in the United States or abroad. As a result, a portfolio’s investments in foreign currency-denominated securities may reduce the value of a portfolio’s assets.

Debt Securities Risk.  The value of debt securities may fall when interest rates rise. Debt securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter maturities. In addition, debt securities, such as bonds, involve credit risk as described above. These securities are also subject to interest rate risk. This is the risk that the value of the security may fall when interest rates rise. In general, the market price of debt securities with longer maturities tends to be more volatile in response to changes in interest rates than the market price of shorter-term securities.

Derivatives Risk.  The Portfolios may use futures, options, swaps and other derivative instruments to hedge or protect the Portfolio from adverse movements in underlying securities prices and interest rates or as an investment strategy to help attain the Portfolio’s investment objective. A Portfolio may also use a variety of currency hedging techniques, including foreign currency contracts, to attempt to hedge exchange rate risk or to gain exposure to a particular currency. A Portfolio’s use of derivatives could reduce returns, may not be liquid and may not correlate precisely to the underlying securities or index. Derivative securities are subject to market risk, which could be significant for those derivatives that have a leveraging effect that could increase the volatility of the Portfolio and may reduce returns for the Portfolio. Derivatives are also subject to credit risks related to the counterparty’s ability to perform, and any deterioration in the counterparty’s creditworthiness could adversely affect the instrument. A risk of using derivatives is that the Sub-Adviser might imperfectly judge the market’s direction, which could render a hedging strategy ineffective or have an adverse effect on the value of the derivative.

Diversification Risk.  A portfolio may be classified as a non-diversified investment company under the Investment Company Act of 1940, as amended (“1940 Act”), which means that the portfolio is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer. Declines in the value of that single company can significantly impact the value of the portfolio. The investment of a large percentage of a portfolio’s assets in the securities of a small number of issuers causes greater exposure to each of those issuers than for a more diversified fund, and may cause the portfolio’s share price to fluctuate more than that of a diversified investment company.

Emerging Markets Risk.  Emerging market countries are generally defined as countries in the initial stage of their industrialization cycles with low per capita income. Investment in emerging market countries presents risks in a greater degree than, and in addition to, those presented by investment in foreign issuers in general as these countries may be less politically and economically stable than other countries. A number of emerging market countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar from time to time, and devaluation may occur after investments in those currencies by a portfolio. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

It may be more difficult to buy and sell securities in emerging market countries as many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in emerging market countries that a future economic or political crisis could lead to: price controls; forced mergers of companies; expropriation or confiscatory taxation; seizure; nationalization; foreign exchange controls that restrict the transfer of currency from a given country; or creation of government monopolies.

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Summary of Principal Risks (continued)

Equity Securities Risk.  Equity securities include common, preferred and convertible preferred stocks and securities with values that are tied to the price of the stocks, such as rights, warrants and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of an investment in equities. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. The value of equity securities purchased by a portfolio could decline if the financial condition of the companies decline or if overall market economic conditions deteriorate. Even investment in high quality or “blue chip” equity securities or securities of established companies with large market capitalization (which generally have strong financial characteristics) can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be able to react less quickly to change in the marketplace.

Extension Risk.  Slower than expected principal payments on debt security, such as a mortgage-backed security, may extend such security’s life, thereby locking in a below-market interest rate, increasing the security’s duration and reducing the value of the security.

Foreign Investment Risk.  Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates; unstable political, social, and economic conditions; possible security illiquidity: a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositaries than those in the United States; less standardization of accounting standards and market regulations in certain foreign countries; foreign taxation issues; and varying foreign controls on investments. Foreign investments may also be affected by administrative difficulties, such as delays in clearing and settling transactions. In addition, securities of foreign companies may be denominated in foreign currencies and the costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts are subject to risks of foreign investments, and they may not always track the price of the underlying foreign security. These factors may make foreign investments more volatile and potentially less liquid than U.S. investments.

High-Yield, Lower-Grade Debt Securities Risk.  High-yield debt securities (commonly referred to as “junk bonds”) generally present greater credit risk that an issuer cannot make timely payment of interest or principal payments than an issuer of a higher quality debt security, and typically have greater potential price volatility and principal and income risk. Changes in interest rates, the market’s perception of the issuers and the credit worthiness of the issuers may significantly affect the value of these bonds. High-yield bonds are not considered investment grade, and are regarded as predominantly speculative with respect to the issuing company’s continuing ability to meet principal and interest payments. The secondary market in which high-yield securities are traded may be less liquid than the market for higher grade bonds. It may be more difficult to value less liquid high-yield securities, and determination of their value may involve elements of judgment.

Index Strategy Risk.  Certain portfolios use an indexing strategy that does not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor stock performance. The correlation between the portfolio and the index performance may be affected by the portfolio’s expenses, and the timing of purchases and redemptions of the portfolio’s shares.

Industry Concentration Risk.  When a portfolio invests primarily in securities of companies in a particular market industry, the portfolio may be subject to greater risks and market fluctuations than other portfolios that are more diversified by market industry.

Inflation-Index Bonds Risk.  Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

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Summary of Principal Risks (continued) Interest Rate Risk.  The value of debt securities and short-term money market instruments generally tend to move in the opposite direction to interest rates. When interest rates are rising, the prices of debt securities tend to fall. When interest rates are falling, the prices of debt securities tend to rise. Bonds with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than bonds with shorter durations or money market instruments. Further, economic and market conditions may cause issuers to default or go bankrupt.

Investment Models Risk.  The proprietary models used by a sub-adviser to evaluate securities or securities markets are based on the sub-adviser’s understanding of the interplay of market factors and do not assure successful investment. The markets, or the price of individual securities, may be affected by factors not foreseen in developing the models.

Leveraging Risk.  Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose a portfolio to greater risk and increase its costs. To mitigate leverage risk, the adviser or sub-adviser to a portfolio will segregate liquid assets on the books of a portfolio or otherwise cover the transactions. The use of leverage may cause a portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of a portfolio’s portfolio will be magnified when the portfolio uses leverage. A portfolio will also have to pay interest on its borrowings, reducing the portfolio’s return. This interest expense may be greater than a portfolio’s return on the underlying investment.

Liquidity Risk.  Liquidity risk exists when particular investments are difficult to purchase or sell. A portfolio’s investments in illiquid securities may reduce the returns of a portfolio because it may be unable to sell the illiquid securities at an advantageous time or price. Further the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount a portfolio could realize upon disposition. A portfolios with principal investment strategies that involve foreign securities, small companies, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Manager Risk.  A sub-adviser will apply investment techniques and risk analyses in making investment decisions for a portfolio, but there can be no assurance that these will achieve the portfolio’s objective. A sub-adviser could do a poor job in executing an investment strategy. A sub-adviser may use the investment techniques or invest in securities that are not part of a portfolio’s principal investment strategy. For example, if market conditions warrant, portfolios that invest principally in equity securities may temporarily invest in U.S. government securities, high-quality corporate fixed-income securities, mortgage-related and asset-backed securities or money market instruments. Likewise, portfolios that invest principally in small- to medium-sized companies may shift to preferred stocks and larger-capitalization stocks. These shifts may alter the risk/return characteristics of the portfolios and cause them to miss investment opportunities. Individuals primarily responsible for managing a portfolio may leave their firm or be replaced.

Many sub-advisers of equity portfolios employ styles that are characterized as “value” or “growth.” However, these terms can have different application by different managers. One sub-adviser’s value approach may be different from another, and one sub-adviser’s growth approach may be different from another. For example, some value managers employ a style in which they seek to identify companies that they believe are valued at a more substantial or “deeper discount” to a company’s net worth than other value managers. Therefore, some portfolios that are characterized as growth or value can have greater volatility than other portfolios managed by other managers in a growth or value style.

Market and Company Risk.  The price of a security held by a portfolio may fall due to changing economic, political or market conditions or disappointing earnings or losses. Stock prices in general may decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Further, even though the stock market is cyclical in nature, returns from a particular stock market segment in which a portfolio invests may still trail returns from the overall stock market.

Mortgage-Related Securities Risk.  Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Portfolio because the Portfolio will have to reinvest that money at the lower prevailing interest rates.

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Summary of Principal Risks (continued) Other Investment Companies Risk.  The Portfolios may invest in other investment companies to the extent permitted by the 1940 Act and the rules and regulations thereunder. These may include exchange-traded funds (“ETFs”) and Holding Company Depositary Receipts (“HOLDRs”), among others. ETFs are exchange traded investment companies that are designed to provide investment results corresponding to an equity index and include, among others, Standard & Poor’s Depositary Receipts (“SPDRs”), PowerShares QQQTM (“QQQQ”), Dow Jones Industrial Average Tracking Stocks (“Diamonds”) and iShares exchange-traded funds (“iShares”). The main risk of investing in other investment companies (including ETFs and HOLDRs) is that the value of the underlying securities held by the investment company might decrease. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions. Because the Portfolio may invest in other investment companies, you will pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees) in addition to the expenses of the Portfolio. Additional risks of investments in ETFs include: (i) an active trading market for an ETF’s shares may not develop or be maintained or (ii) trading may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts trading generally. Because HOLDRs concentrate in the stocks of a particular industry, trends in that industry may have a dramatic impact on their value.

Over-the-Counter (“OTC”) Investment Risk.  Investing in securities traded on the OTC securities market can involve greater risk than is customarily associated with investing in securities traded on the New York or American Stock Exchanges since OTC securities are generally securities of companies that are smaller or newer than those listed on the New York or American Stock Exchanges. For example, these companies often have limited product lines, markets, or financial resources, may be dependent for management on one or a few key persons, and can be more susceptible to losses. Also, their securities may be thinly traded (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts, and may be subject to wider price swings and thus, may create a greater risk of loss than securities of larger capitalization or established companies.

Portfolio Turnover Risk.  Changes to the investments of a portfolio may be made regardless of the length of time particular investments have been held. A high portfolio turnover rate generally involves greater expenses, including brokerage commissions and other transactional costs, which may have an adverse impact on performance. The portfolio turnover rate will vary from year to year, as well as within a year.

Price Volatility Risk.  The value of a portfolio changes as the prices of its investments go up or down. Equity and debt securities face market, issuer, and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.

Sector Risk.  A sector is a group of selected industries, such as technology. A portfolio may, at times, invest significant assets in securities of issuers in one or more sectors of the economy or stock market, such as technology. To the extent a portfolio’s assets are concentrated in a single market sector, volatility in that sector will have a greater impact on a portfolio than it would on a portfolio that has securities representing a broader range of investments.

Securities Lending Risk.  A portfolio may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a portfolio may lose money and there may be a delay in recovering the loaned securities. A portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences to the portfolio. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the portfolio. When a portfolio lends its securities, it is responsible for investing the cash collateral it receives from the borrower of the securities, and the portfolio could incur losses in connection with the investment of such cash collateral.

Small-Capitalization Company Risk.  Investment in securities of small companies may entail greater risk than investments in larger, more established companies. Smaller companies may have limited product lines and market diversification or fewer financial resources, and may be dependent on a few key managers. Their securities may trade less frequently
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Summary of Principal Risks (continued) and in more limited volume than the securities of larger companies. Consequently, the prices of small company stocks tend to rise and fall in value more than other stocks, and/or may be less liquid. When selling a large quantity of a particular stock, a portfolio may have to sell at a discount from quoted prices or may have to make a series of small sales over an extended period of time due to the more limited trading volume of smaller company stocks. Although investing in small companies offers potential for above-average returns, the companies may not succeed, and the value of stock shares could decline significantly. Securities of smaller companies tend to be more volatile and less liquid than stocks of larger companies.

Value Investing Risk.  A sub-adviser may be wrong in its assessment of a company’s value and the stocks a portfolio holds may not reach what the sub-adviser believes are their full values. A particular risk of a portfolio’s value approach is that some holdings may not recover and provide the capital growth anticipated or a stock judged to be undervalued may actually be appropriately priced. Further, because the prices of value-oriented securities tend to correlate more closely with economic cycles than growth-oriented securities, they generally are more sensitive to changing economic conditions, such as changes in interest rates, corporate earnings, and industrial production. The market may not favor value-oriented stocks and may not favor equities at all. During these periods, a portfolio’s relative performance may suffer.

U.S. Government Securities and Obligations Risk.  Some U.S. government securities are backed by the full faith and credit of the U.S. government and are guaranteed as to both principal and interest by the U.S. Treasury. These include direct obligations such as U.S. Treasury notes, bills and bonds, as well as indirect obligations such as the Government National Mortgage Association. Other U.S. government securities are not direct obligations of the U.S. Treasury, but rather are backed by the ability to borrow directly from the U.S. Treasury. Still others are supported solely by the credit of the agency or instrumentality itself and are neither guaranteed nor insured by the U.S. government. No assurance can be given that the U.S. government would provide financial support to such agencies if needed. U.S. government securities may be subject to varying degrees of credit risk and all U.S. government securities may be subject to price declines due to changing interest rates. Securities directly supported by the full faith and credit of the U.S. government have less credit risk.

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More Information

Percentage and Rating Limitations

Unless otherwise stated, the percentage limitations, ratings limitations on debt securities, or capitalization criteria on equity securities that are in this Prospectus apply at the time of purchase.

A Word about Portfolio Diversity

Each Portfolio in this Prospectus, unless specifically noted under the Portfolio’s principal investment strategies, is diversified, as defined in the 1940 Act. A diversified portfolio may not, as to 75% of its total assets, invest more than 5% of its total assets in any one issuer and may not purchase more than 10% of the outstanding voting securities of any one issuer (other than U.S. government securities).

Fundamental Investment Policies

The investment objective of each Portfolio is non-fundamental. Investment policies are fundamental if so designated in this Prospectus or in the Statement of Additional Information (“SAI”). This means they may not be modified or changed without a vote of the shareholders.

Non-Fundamental Investment Policies

The Portfolios have adopted non-fundamental investment policies to invest the assets of a Portfolio in securities that are consistent with the Portfolio’s name. For more information about these policies, please consult the SAI.

Additional Information about the Portfolios

The SAI is made a part of this Prospectus. It identifies investment restrictions, more detailed risk descriptions, a description of how the bond rating system works and other information that may be helpful to you in your decision to invest. You may obtain a copy without charge by calling the Trust at 1-800-366-0066, or downloading it from the SEC’s website at http://www.sec.gov.

Other ING Funds may also be offered to the public that have similar names, investment objectives and principal investment strategies as those of the Portfolios offered by this Prospectus. You should be aware that a Portfolio is likely to differ from these other ING Funds in size and cash flow pattern. Accordingly, the performance of a Portfolio can be expected to vary from those of the other ING Funds.

Temporary Defensive Positions

A Sub-Adviser may depart from a Portfolio’s principal investment strategies by temporarily investing for defensive purposes when a Sub-Adviser believes that adverse market, economic, political or other conditions may affect the Portfolio. Instead, the Portfolio may invest in securities believed to present less risk, such as cash, cash equivalent, money market instruments, debt securities that are high quality or higher quality than normal, more liquid securities or others. While a Portfolio invests defensively, it may not be able to pursue its investment objective. A Portfolio’s defensive investment position may not be effective in protecting its value. The types of defensive positions in which a Portfolio may engage are identified and discussed, together with their risks, in the SAI. It is impossible to predict accurately how long such alternative strategies may be utilized. During these times, a Portfolio may not achieve its investment goals.

Administrative Services

ING Funds Services, LLC (“ING Funds Services”), an affiliate of DSL, provides the Portfolios with certain administrative services. The administrative services performed by ING Funds Services include acting as a liaison among the various service providers to the Portfolios, including the custodian, portfolio accounting agent, and the insurance company or companies to which the Portfolios offers its shares. ING Funds Services is also responsible for ensuring that the Portfolios operates in compliance with applicable legal requirements and monitoring for compliance with requirements under applicable law and with the investment policies and restrictions of the Portfolios.

Portfolio Distribution

ING Funds Distributor, LLC (“ING Funds Distributor” or “Distributor”) is the principal underwriter and distributor of the Portfolios. It is a Delaware limited liability company with its principal offices at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.

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More Information  (continued) On December 29, 2006, an internal reorganization was undertaken in which the distribution functions for the ING Funds were transferred from DSI, to ING Funds Distributor. As a result of this transfer, ING Funds Distributor assumed all contractual obligations and became the sole distributor for the Portfolios.

ING Funds Distributor is a member of the Financial Industry Regulatory Authority (“FINRA”). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.nasdr.com or the Public Disclosure Hotline at 800-289-9999.

Shareholder Services and Distribution Plan

The Trust has entered into a Shareholder Service and Distribution Plan (“Plan”) in accordance with Rule 12b-1 under the 1940 Act. The Plan permits the Portfolios to pay marketing and other fees to support the sale and distribution of the ADV Class shares of the Portfolios and for shareholder services provided by securities dealers (including DSL) and other financial intermediaries and plan administrators (“financial service firms”). The annual distribution and service fees under the Plan may equal up to 0.75% of the average daily net assets of the Portfolios (a 0.25% shareholder service fee and at 0.50% distribution fee). Over time, these fees will increase the cost of an investor’s shares and may cost investors more than paying other types of sales charges.

How ING Compensates Entities Offering Its Portfolios as Investment Options in Their Investment Products

ING mutual funds may be offered as investment options in Variable Contracts by affiliated and non-affiliated insurance companies. In addition to paying fees under the Portfolios’ Plan, the Portfolios’ Adviser or Distributor (collectively “ING”), out of its own resources and without additional cost to the Portfolios or their shareholders, may pay additional compensation to these insurance companies. The amount of the payment is based upon an annual percentage of the average net assets held in the Portfolios by those companies. The Portfolios’ Advisers and Distributor may make these payments for administrative, record keeping or other services that insurance companies provide to the Portfolios. These payments may also provide incentive for insurance companies to make the Portfolios available through the Variable Contracts issued by the insurance company, and thus they may promote the distribution of the shares of the Portfolios.

The distributing broker-dealer for the Portfolios is ING Funds Distributor. ING Funds Distributor has entered into such agreements with non-affiliated insurance companies. Fees payable under these arrangements are at annual rates that range from 0.15% to 0.25%. This is computed as a percentage of the average aggregate amount invested in the Portfolios by Variable Contract holders through the relevant insurance company’s Variable Contracts. As of the date of this Prospectus, the Advisers have entered into such arrangements with the following insurance companies: Zurich Kemper Life Insurance Company; Symetra Life Insurance Company; and First Fortis Life Insurance Company.

The Advisers also have entered into similar agreements with affiliated insurers, including, but not limited to: ING Life Insurance and Annuity Company; ReliaStar Life Insurance Company; ReliaStar Company of New York; Security Life of Denver; ING USA Annuity and Life Insurance Company and ING Life Insurance Company of America. ING uses a variety of financial and accounting techniques to allocate resources and profits across the organization. These methods may take the form of cash payments to affiliates. These methods do not impact the costs incurred when investing in one of the Portfolios. Additionally, if a Portfolio is not sub-advised or is sub-advised by an ING entity, ING may retain more revenue than on those Portfolios it must pay to have sub-advised by non-affiliated entities. Management personnel of ING may receive additional compensation if the overall amount of investments in Portfolios advised by ING meets certain target levels or increases over time.

The insurance companies through which investors hold shares of the Portfolios may also pay fees to third parties in connection with distribution of Variable Contracts and for services provided to Variable Contract owners. Neither the Portfolios, nor the Advisers or the Distributor are a party to these arrangements. Investors should consult the prospectus and statement of additional information for their Variable Contracts for a discussion of these payments.

Ultimately, the agent or broker selling the Variable Contract to you could have a financial interest in selling you a particular product to increase the compensation they receive. Please make sure you read fully each prospectus and discuss any questions you have with your agent or broker.

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More Information  (continued) Interests of the Holders of Variable Contracts and Qualified Plans

Each Portfolio is available to serve as an investment option offered through Variable Contracts and Qualified Plans. The Portfolios also may be made available to certain investment advisers and their affiliates in connection with the creation or management of a Portfolio, certain other investment companies and other investors as permitted by the diversification and other requirements under Section 817(h) of the Internal Revenue Code of 1986, as amended and the underlying U.S. Treasury Regulations. The Portfolios currently do not foresee any disadvantages to investors if a Portfolio serves as an investment option for Variable Contracts and offers its shares directly to Qualified Plans and other permitted investors. However, it is possible that the interest of owners of Variable Contracts, Qualified Plans and other permitted investors, for which a Portfolio serves as an investment option, might at some time be in conflict because of differences in tax treatment or other considerations. The Board of Trustees (“Board”) directed DSL to monitor events to identify any material conflicts between Variable Contract owners, Qualified Plans and other permitted investors and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in a Portfolio might be required to redeem the investment of one or more of its separate accounts from the Portfolio or a Qualified Plan, investment company or other permitted investor might be required to redeem its investment, which might force the Portfolio to sell securities at disadvantageous prices. The Portfolios may discontinue sales to a Qualified Plan and require plan participants with existing investments in the Portfolios to redeem those investments if the Qualified Plan loses (or in the opinion of the Adviser, is at risk of losing) its Qualified Plan status.

Pricing of Portfolio Shares

Investments will be processed at the net asset value (“NAV”) next calculated after an order is received and accepted by a Portfolio or its designated agent. In order to receive a day’s price, your order must be received by the close of regular trading (“Market Close”) on the NYSE (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE). The Portfolios reserve the right to suspend the offering of shares or to reject any specific purchase order. The Portfolios may suspend redemptions or postpone payments when the NYSE is closed or when trading is restricted for any reason or under emergency circumstances as determined by the SEC.

Purchase and Redemption of Shares

Purchases and redemptions of shares may be made only by separate accounts of insurance companies for the purpose of funding Variable Contracts, Qualified Plans, other investment companies or other permitted investors. Certain Portfolios may not be available as investment options in your Variable Contract, through your Qualified Plan or other investment company. Please refer to the prospectus for the appropriate insurance company separate account, investment company or your plan documents for information on how to direct investments in, or redemptions from, an investment option corresponding to one of the Portfolios and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Trust’s behalf.

Each Portfolio’s shares may be purchased by other investment companies, including through funds-of-funds arrangements with ING affiliated funds. In some cases, the Portfolio may serve as a primary or significant investment vehicle for a fund-of-funds. From time to time, a Portfolio may experience large investments or redemptions due to allocations or rebalancings by these funds-of-funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, a Portfolio may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover. The Advisers and Sub-Advisers will monitor transactions by the funds-of-funds and will attempt to minimize any adverse effects on the Portfolio as a result of these transactions. So long as a Portfolio accepts investments by other investment companies it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.

Frequent Trading – Market Timing

The Portfolios are intended for long-term investment and not as short-term trading vehicles. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers should not purchase shares of a Portfolio. Shares of the Portfolios are primarily sold through omnibus account arrangements with financial intermediaries, as investment options for the Variable Contracts issued by insurance companies, and as investment options for Qualified Plans. Omnibus accounts generally do not identify customers’ trading activity on an individual basis. The Portfolios’ administrator has agreements which require such intermediaries to provide detailed account information including trading history, upon request of the Portfolio.

23

More Information  (continued) The Portfolios rely on the financial intermediaries to monitor frequent, short-term trading within a Portfolio by their customers. You should review the materials provided to you by your financial intermediary, including, in the case of a Variable Contract, the prospectus that describes the contract, or in the case of a Qualified Plan, the plan documentation for its policies regarding frequent, short-term trading. With trading information received as a result of these agreements, a Portfolio may make a determination that certain trading activity would be harmful to the Portfolio and its shareholders, even if such activity is not strictly prohibited by the intermediaries’ excessive trading policy. As a result, a shareholder investing directly or indirectly in a Portfolio may have their trading privileges suspended without violating the stated excessive trading policy of the intermediary. The Portfolios reserve the right, in their sole discretion and without prior notice, to reject, restrict or refuse purchase orders, whether directly or by exchange, including purchase orders that have been accepted by a financial intermediary. The Portfolios seek assurances from financial intermediaries that they have procedures adequate to monitor and address frequent short-term trading. There is, however, no guarantee that the procedures of the financial intermediaries will be able to curtail frequent, short-term trading activity.

The Portfolios believe that market timing or frequent, short-term trading in any account, including a Variable Contract or Qualified Plan account, is not in the best interest of the Portfolios or their shareholders. Due to the disruptive nature of this activity, it can adversely impact the ability of each Adviser or a Sub-Adviser to invest assets in an orderly, long-term manner. Frequent trading can disrupt the management of the Portfolios and raise their expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; lost opportunity costs; and large asset swings that decrease the Portfolios’ ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on the Portfolios’ performance.

Portfolios that invest in foreign securities may present greater opportunities for market timers and thus be at a greater risk for excessive trading. If an event occurring after the close of a foreign market, but before the time a Portfolio computes its current NAV, causes a change in the price of the foreign security and such price is not reflected in the Portfolio’s current NAV, investors may attempt to take advantage of anticipated price movements in securities held by the Portfolios based on such pricing discrepancies. This is often referred to as “price arbitrage.” Such price arbitrage opportunities may also occur in Portfolios which do not invest in foreign securities. For example, if trading in a security held by a Portfolio is halted and does not resume prior to the time the Portfolio calculates its NAV, such “stale pricing” presents an opportunity for investors to take advantage of the pricing discrepancy. Similarily, Portfolios that hold thinly-traded securities, such as certain small-capitalization securities, may be exposed to varying levels of pricing arbitrage. The Portfolios have adopted fair valuation policies and procedures intended to reduce the Portfolios’ exposure to price arbitrage, stale pricing and other potential pricing discrepancies, however, to the extent that a Portfolio’s NAV does not immediately reflect these changes in market conditions, short-term trading may dilute the value of Portfolio shares, which negatively affects long-term shareholders.

Although the policies and procedures known to the Portfolios that are followed by the financial intermediaries that use the Portfolios and the monitoring by the Portfolios are designed to discourage frequent, short-term trading, none of these measures can eliminate the possibility that frequent, short-term trading activity in the Portfolios will occur. Moreover, decisions about allowing trades in the Portfolios may be required. These decisions are inherently subjective, and will be made in a manner that is in the best interest of a Portfolio’s shareholders.

Portfolio Holdings Disclosure Policy

A description of the policies and procedures with respect to the disclosure of each Portfolio’s portfolio securities is available in the SAI. Each Portfolio posts its portfolio holdings schedule on its website on a calendar-quarter basis and makes it available 30 calendar days following the end of the previous calendar quarter. The portfolio holdings schedule is as of the last day of the previous calendar quarter (e.g., each Portfolio will post the quarter ending June 30 holdings on July 31). A Portfolio may also post its complete or partial portfolio holdings on its website as of a specified date.

Each Portfolio’s portfolio holdings schedule will, at a minimum, remain available on the Portfolios’ website until the Portfolio files a Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the website information is current. The Portfolios’ website is located at www.ingfunds.com.

Reports to Shareholders

The fiscal year of each Portfolio ends on December 31. Each Portfolio will send financial statements to its shareholders at least semi-annually. An annual shareholder report containing financial statements audited by the independent registered public accounting firm will be sent to shareholders each year.

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Net Asset Value

The NAV per share for each class of each Portfolio is determined each business day as of Market Close on the NYSE. The Portfolios are open for business every day the NYSE is open. The NYSE is closed on all weekends and on all national holidays and Good Friday. Portfolio shares will not be priced on those days. The NAV per share of each class of each Portfolio is calculated by taking the value of the Portfolio’s assets attributable to that class, subtracting the Portfolio’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding.

In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest, approximates market value. Securities prices may be obtained from automated pricing services. Shares of investment companies held by a Portfolio will generally be valued at the latest NAV reported by those companies. The prospectuses for those investment companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Trading of foreign securities may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may occur on weekends or holidays when a Portfolio’s NAV is not calculated. As a result, the NAV of a Portfolio may change on days when shareholders will not be able to purchase or redeem a Portfolio’s shares.

When market quotations are not available or are deemed unreliable, the Portfolio will use a fair value for the security that is determined in accordance with procedures adopted by a Portfolio’s Board. The types of securities for which such fair value pricing might be required include, but are not limited to:

  Foreign securities, where a foreign security whose value at the close of the foreign market on which it principally trades likely would have changed by the time of the close of the NYSE, or the closing value is otherwise deemed unreliable;
  Securities of an issuer that has entered into a restructuring;
  Securities whose trading has been halted or suspended;
  Fixed-income securities that have gone into default and for which there are no current market value quotations; and
  Securities that are restricted as to transfer or resale.

The Portfolios or the Advisers may rely on the recommendations of a fair value pricing service approved by the Portfolios’ Board in valuing foreign securities. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. Each Adviser makes such determinations in good faith in accordance with procedures adopted by the Portfolios’ Board. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a Portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Portfolio determines its NAV per share.

When an insurance company or Qualified Plan is buying shares of the Portfolios, it will pay the NAV that is next calculated after the order from the insurance company’s Variable Contract holder or Qualified Plan participant is received in proper form. When an insurance company or Qualified Plan is selling shares, it will normally receive the NAV that is next calculated after the order from the insurance company’s Variable Contract holder or Qualified Plan participant is received in proper form.

25

Management of the Portfolios

Advisers

DSL, a Delaware limited liability company, serves as the investment adviser to each of the Portfolios except ING Disciplined Small Cap Value Portfolio. ING Investments, an Arizona limited liability company, serves as the investment adviser to ING Disciplined Small Cap Value Portfolio. DSL and ING Investments have overall responsibility for the management of each of their respective Portfolios. DSL and ING Investments provide or oversee all investment advisory and portfolio management services for each of their respective Portfolios. DSL and ING Investments are registered with the SEC as investment advisers and DSL is registered with FINRA as a broker-dealer.

DSL and ING Investments are indirect, wholly-owned subsidiaries of ING Groep. ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services to over 75 million private, corporate and institutional clients in more than 50 countries. With a diverse workforce of about 125,000 people, ING comprises a broad spectrum of prominent companies that increasingly serve their clients under the ING brand.

As of December 31, 2008, DSL managed approximately $34.2 billion in registered investment company assets. DSL’s principal offices are located at 1475 Dunwoody Drive, West Chester, PA 19380. ING Investments became an investment management firm in April 1995, and serves as investment adviser to registered investment companies as well as structured finance vehicles. ING Investments’ principal offices are located at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258. As of December 31, 2008, ING Investments had approximately $35.7 billion in registered investment company assets.

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Management of the Portfolios (continued)

Advisory Fees

DSL or ING Investments receive a monthly fee for their services based on the average daily net assets of each of their respective Portfolios.

The following table shows the aggregate annual advisory fee paid by each Portfolio for the most recent fiscal year as a percentage of each Portfolio’s average daily net assets:

Portfolio	Advisory Fees (as a % of average daily net assets)
ING BlackRock Inflation Protected Bond	0.45%
ING Disciplined Small Cap Value	0.55%
ING Goldman Sachs Commodity Strategy(1)	0.70%
(1)	Because the Portfolio did not have a full calendar year of operations as of December 31, 2008, the advisory fee for the Portfolio reflects the current contract rate.

For more information regarding the Board’s approval of the investment advisory and investment sub-advisory relationships, please refer to the Portfolios’ (except for ING Goldman Sachs Commodity Strategy Portfolio) annual shareholder report dated December 31, 2008. For more information regarding the Board’s approval of the investment advisory and investment sub-advisory relationships for the ING Goldman Sachs Commodity Strategy Portfolio, please refer to the Portfolio’s semi-annual report dated June 30, 2008.

Sub-Advisers

The Advisers have engaged one or more sub-advisers to provide the day-to-day management of each Portfolio’s portfolio. Some of these sub-advisers are affiliates of DSL and ING Investments, and some are independent.

DSL and ING Investments, subject to the supervision of the Board, each act as a ‘‘manager-of-managers’’ for their respective Portfolios. DSL and ING Investments delegate to the sub-advisers of the Portfolios the responsibility for investment management, subject to DSL’s or ING Investments’ oversight. DSL and ING Investments are responsible for monitoring the investment program and performance of the sub-advisers of the Portfolios.

From time to time, DSL or ING Investments may also recommend the appointment of additional sub-advisers or replacement of non-affiliated sub-advisers to the the Portfolios’ Board. It is not expected that DSL or ING Investments would normally recommend replacement of an affiliated sub-adviser as part of their oversight responsibilities. The Portfolios, DSL and ING Investments have received exemptive relief from the SEC to permit DSL or ING Investments, with the approval of the the Portfolios’ Board, to appoint an additional non-affiliated sub-adviser or to replace an existing sub-adviser with a non-affiliated sub-adviser as well as change the terms of a contract with a non-affiliated sub-adviser, without submitting the contract to a vote of the shareholders. A Portfolio will notify shareholders of any change in the identity of the sub-adviser of the Portfolio or the addition of a sub-adviser to the Portfolio. In this event, the name of a Portfolio and its investment strategies may also change.

Under the terms of a sub-advisory agreement, an agreement can be terminated by either DSL, ING Investments or the Portfolios’ Board. In the event a sub-advisory agreement is terminated, the sub-adviser may be replaced subject to any regulatory requirements or DSL or ING Investments may assume day-to-day investment management of the Portfolios.

ING BlackRock Inflation Protected Bond Portfolio

BlackRock Financial Management, Inc.

BlackRock Financial Management, Inc. (“BlackRock Financial Management”), a Delaware Corporation, serves as the Sub-Adviser to the Portfolio, and is an indirect, wholly-owned subsidiary of BlackRock, Inc. The principal address of BlackRock Financial Management is 40 East 52nd Street, New York, New York 10022.

As of December 31, 2008, BlackRock Financial Management and its affiliates had over $1.31 trillion in investment company and other portfolio assets under management.

The following individuals jointly share responsibility for the day-to-day management of the Portfolio and have co-managed the Portfolio since April 2007.

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Management of the Portfolios (continued) Stuart Spodek is Managing Director of BlackRock Financial Management since 2001. He is a co-head of U.S. Fixed Income within BlackRock’s Fixed Income Portfolio Management Group. He is responsible for managing fixed income portfolios, with a sector emphasis on global government bonds, derivative instruments, and implementing yield curve strategy across global portfolios. Mr. Spodek is a member of the Leadership Committee.

Brian Weinstein is a Managing Director of BlackRock Financial Management since 2008 and a member of the Investment Strategy Group since 2002. Mr. Weinstein co-heads BlackRock’s Global Inflation business and plays a senior role in the management of total return products.

ING Disciplined Small Cap Value Portfolio

ING Investment Management Co.

ING Investment Management Co. (“ING IM”), a Connecticut corporation, serves as the Sub-Adviser to the Portfolio. ING IM also serves as an investment adviser to other registered investment companies (or series thereof), as well as to privately managed accounts.

Founded in 1972, ING IM is registered as an investment adviser with the SEC. ING IM is an indirect, wholly-owned subsidiary of ING Groep and is an affiliate of the Adviser. ING IM has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972.

As of December 31, 2008, ING IM managed approximately $54.3 billion in assets. The principal address of ING IM is 230 Park Avenue, New York, New York 10169.

The following individual is solely responsible for the day-to-day management of the Portfolio and has managed the Portfolio since April 2007.

Vincent Costa is Head of Quantitative Equity, responsible for leading the portfolio management effort and overseeing research for quantitative equity products. These products include index, enhanced index, and active quantitative funds. Mr. Costa joined ING Investment Management in April 2006 as Head of Portfolio Management for Quantitative Equity. Prior to joining ING, Mr. Costa was with Merrill Lynch Investment Management, where he worked for seven years in quantitative equity leadership positions. Most recently, he served as managing director and head of their quantitative investments organization where he had overseen some $60 billion in assets across 70 funds. Prior to that Mr. Costa worked at Bankers Trust Company as a Senior Portfolio Manager, managing global index and enhanced index products.

ING Goldman Sachs Commodity Strategy Portfolio

Goldman Sachs Asset Management, L.P.

Goldman Sachs Asset Management, L.P. (“GSAM”) has been registered as an investment adviser with the SEC since 1990 and is an affiliate of Goldman, Sachs & Co. The principal address of GSAM is 32 Old Slip New York, NY 10005. As of December 31, 2008, GSAM, including its investment advisory affiliates, had assets under management of $690.7 billion.

The following individuals jointly share responsibility for the day-to-day management of the Portfolio and have co-managed the Portfolio since its inception.

Jonathan Beinner is the Chief Investment Officer and Co-Head of US and Global Fixed Income at Goldman Sachs Asset Management. Mr. Beinner is a member of the Investment Management Division’s operating group. He was named a managing director in 1997 and a partner in 2004. Mr. Beinner graduated summa cum laude and received two B.S. degrees from the University of Pennsylvania in 1988.

James B. Clark is a senior portfolio manager and co-head of the US Fixed Income Group. Prior to this, Mr. Clark headed the portfolio management group specializing in mortgage-backed and asset-backed securities. He joined Goldman Sachs Asset Management in 1994 and became a managing director in 2001 and a partner in 2006. Prior to joining the firm, he worked as an investment manager in the mortgage backed securities group at the Travelers Insurance Co. Prior to that, he was a quantitative analyst in the economic research department with the Federal Reserve Bank in Boston. Mr. Clark earned a BA from Kenyon College in 1988 and an MBA from the University of Chicago in 1992.

Tom Kenny is Co-Head of Goldman Sachs Asset Management’s Global Cash and Fixed Income Portfolio team. Prior to taking on this role, Mr. Kenny was Head of the Municipal Bond Portfolio Management team. He joined the firm in 1999 after spending over 13 years with the Franklin Templeton Group of Funds where, most recently, he was Executive
28

Management of the Portfolios (continued) Vice President and the Director of the Municipal Bond Department. Mr. Kenny has served in a number of leadership positions for various industry groups including the Vice Chairman of the Municipal Securities Rulemaking Board. He received a B.A. in Business Economics from the University of California, Santa Barbara, and a M.S. in Finance from Golden Gate University in San Francisco. Mr. Kenny also received the Chartered Financial Analyst designation.

Michael Johnson is a member of the fixed income portfolio management team, specializing in commodities and alternative investments. Before joining Goldman Sachs Asset Management in 2002, Mr. Johnson was employed with Conning & Company as an Associate in the Equity Research Group for one year. Prior to that, he was a Senior Financial Analyst with the Reinsurance Division at CIGNA Corporation. Mr. Johnson received a B.A. from Tufts University in 1997 and received his MBA from the University of Chicago Graduate School of Business in 2002.

Stephen Lucas is head of commodities management for the Global Fixed Income Team. In this role, Mr. Lucas oversees the portfolio management of the commodities strategy. He is also a member of the duration team, and heads the quantitative strategies team. Mr. Lucas is co-author (with James Clark) of the factor-model-based global risk system. He has 11 years of industry experience, 7 of them with Goldman Sachs. Mr. Lucas holds a BA from Princeton, an MS in Computer Science from Yale, and an MBA in Finance from The University of Chicago.

Additional Information Regarding Portfolio Managers

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager and each portfolio manager’s ownership of securities in the Portfolio.

29

Taxes and Distributions

Holders of Variable Contracts should refer to the prospectus for their contracts for information regarding the tax consequences of owning such contracts and should consult their tax adviser before investing.

Dividends from net investment income are declared and paid by each Portfolio (except ING BlackRock Inflation Protected Bond Portfolio) at least annually. For ING BlackRock Inflation Protected Bond Portfolio, dividends from net investment income, if any, are paid monthly. Each Portfolio will also pay distributions from net realized capital gains, reduced by available capital losses, at least annually. All dividends and capital gain distributions will be automatically reinvested in additional shares of a Portfolio at the NAV of such shares on the payment date, unless participating insurance company’s separate account is permitted to hold cash and elects to receive payment in cash. From time to time, a portion of a Portfolio’s dividends may constitute a return of capital.

Each Portfolio intends to qualify as a regulated investment company (“RIC”) for federal income tax purposes by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”), including requirements with respect to diversification of assets, distribution of income and sources of income. As a RIC, a Portfolio generally will not be subject to tax on its net investment company taxable income and net realized capital gain. Each Portfolio also intends to comply with the diversification requirements of Section 817(h) of the Code and the underlying regulations for Variable Contracts so that owners of these contracts should not be subject to federal tax on distribution of dividends and income from a Portfolio to the insurance company’s separate accounts.

Since the sole shareholders of a Portfolio will be separate accounts or other permitted investors, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of the Policies, see the attached prospectus for the Policy.

See the SAI for further information about tax matters.

THE TAX STATUS OF YOUR INVESTMENT IN A PORTFOLIO DEPENDS UPON THE FEATURES OF YOUR VARIABLE CONTRACT. FOR FURTHER INFORMATION, PLEASE REFER TO THE PROSPECTUS FOR THE VARIABLE CONTRACT.

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Performance of a Similarly Managed Mutual Fund

ING BlackRock Inflation Protected Bond Portfolio has substantially the same investment objectives, policies and investment strategies as an existing mutual fund (“Comparable Fund”) that is sold directly to the public on a retail basis or through variable products and that are advised or sub-advised by BlackRock Financial Management.

While the above-mentioned Portfolio is managed in a manner similar to that of the Comparable Fund whose historical performance is presented below, investors should be aware that the Portfolio is not the same fund and will not have the same performance. Investments made by the Portfolio at any given time may not be the same as those made by the Comparable Fund. Different performance will result due to factors such as differences in the cash flows into and out of the Portfolio, different fees and expenses, and differences in portfolio size and positions. In addition, you should note that the total operating expenses of the Comparable Fund may be lower than the total operating expenses of the Portfolio. In such instances, the performance of the Comparable Fund would be negatively impacted if the total operating expenses of the Portfolio had been used to compute the Comparable Fund’s performance.

The historical performance of the Comparable Fund is presented below. You should not consider the performance of the Comparable Fund as an indication of the future performance of a Portfolio. The performance figures shown below reflect the deduction of the historical fees and expenses paid by the Comparable Fund and not those to be paid by the Portfolio. The figures do not reflect the deduction of any insurance fees or charges that are imposed by the insurance company in connection with its sale of Variable Contracts. You should refer to the separate account prospectuses, prospectus summary or disclosure statement describing the Variable Contracts for information pertaining to these insurance fees and charges. If the insurance fees or charges were included, the performance results would be lower. The results shown below reflect the reinvestment of dividends and distributions, and, aside from fee and expense differences, were calculated in the same manner that will be used by the Portfolio to calculate its own performance. Performance is net of all other fees including sales load. Please be advised that although only one Comparable Fund is shown for the Portfolio, the sub-advisers of the Portfolio may manage substantially similar mutual funds, the performance of which is not shown.

The following table shows the average annual total returns of the Comparable Fund for the stated periods ended December 31, 2008, as well as a comparison with the performance of the applicable benchmark.(1)

	1 Year	3 Years	5 Years	10 Years (or since inception)
BlackRock Inflation Protected Bond Fund Portfolio – Institutional Class (BPRIX)	0.42%	4.44%	—	5.59%(2)
(Comparable to ING BlackRock Inflation Protected Bond Portfolio) Barclays Capital U.S. TIPS Index	(2.35)%	3.06%	4.07%	4.10%(3)
(1)	The Barclays Capital U.S. TIPS Index is an unmanaged market index made up of U.S. Treasury Inflation Linked Indexed securities.
(2)	Fund commenced operations on June 24, 2004.
(3)	Index return is for the period beginning July 1, 2004.
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Financial Highlights

The following financial highlights are intended to help you understand each Portfolio’s ADV Class shares’ financial performance for the past 5 years (or, if shorter, for the period of the Class’ operations). Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Portfolio (assuming reinvestment of all dividends and distributions), but does not include charges and expenses attributable to any insurance products and would be lower if they did. The information has been derived from the Portfolios’ financial statements, which have been audited by KPMG LLP, an independent registered public accounting firm, whose report, along with the Portfolios’ financial statements, are included in the annual shareholder report, which is incorporated by reference into the SAI and is available upon request.

Because the ADV Class shares of ING Disciplined Small Cap Value Portfolio had not commenced operations as of December 31, 2008 (the Portfolio’s fiscal year end), financial highlights are presented for Class I shares of the Portfolio.

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Financial Highlights (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations			Less distributions						Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses, net of fee waivers and/or recoupments, if any(2)(3)	Expenses, net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or Period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
ING BlackRock Inflation Protected Bond Portfolio
ADV Class
12-31-08	10.27	0.34	(0.52)	(0.18)	0.36	0.40	—	0.76	9.33	(2.16)	1.33	1.18	1.18	3.44	1	281
04-30-07(4) - 12-31-07	10.00	0.29•	0.32	0.61	0.34	—	—	0.34	10.27	6.27	1.37	1.22	1.22	4.29	1	217
ING Disciplined Small Cap Value Portfolio
Class I
12-31-08	9.35	0.18•	(3.26)	(3.08)	0.24	—	—	0.24	6.03	(33.38)	0.73	0.73	0.73	2.30	79,807	139
12-31-07	10.97	0.22•	(1.75)	(1.53)	0.04	0.05	—	0.09	9.35	(14.09)	0.68	0.68	0.68	2.06	191,824	173
04-28-06(4) - 12-31-06	10.00	0.11	0.86	0.97	—	—	—	—	10.97	9.70	0.75	0.75	0.75	1.86	61,423	163
ING Goldman Sachs Commodity Strategy Portfolio
ADV Class
04-28-08(4) –12-31-08	10.00	0.08•	(4.50)	(4.42)	—	—	—	—	5.58	(44.20)	1.64	1.49†	1.49†	1.43†	2	243

See Accompanying Notes to Financial Highlights
33

Accompanying Notes to Financial Highlights

(1)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(2)	Annualized for periods less than one year.
(3)	Expense ratios reflect operating expenses of a Portfolio. Expenses before reductions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage commission recapture arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor but prior to reductions from brokerage commission recapture arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.
(4)	Commencement of operations.
•	Calculated using average number of shares outstanding throughout the period.
†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.
See Accompanying Notes to Financial Highlights
34

To Obtain
More Information

A Statement of Additional Information, dated May 1, 2009, has been filed with the SEC, and is made a part of this Prospectus by reference.

Additional information about the Portfolios’ investments will be available in the Portfolios’ annual and semi-annual shareholder report. In the annual shareholder report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolios’ performance during its last fiscal year and the independent registered public accounting firm’s report.

To obtain free copies of the ING Investors Trust’s annual and semi-annual shareholder reports and the Portfolios’ Statement of Additional Information or to make inquiries about the Portfolios, please write to the Trust at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258, call 1-800-366-0066, or visit our website at www.ingfunds.com.

Information about the ING Investors Trust can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Reports and other information about ING Investors Trust are available on the EDGAR Database on the SEC’s Internet Site at http://www.sec.gov. You may obtain copies of information for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, NE Washington, D.C. 20549-0102.

05/01/09	SEC File No. 811-05629

ING INVESTORS TRUST

Prospectus
May 1, 2009
Institutional Class
Book 1

Balanced Funds
ING Franklin Income Portfolio
ING MFS Total Return Portfolio
ING T. Rowe Price Capital Appreciation Portfolio Bond Fund
ING PIMCO Total Return Bond Portfolio
(formerly, ING PIMCO Core Bond Portfolio) International/Global Funds
ING Artio Foreign Portfolio
(formerly, ING Julius Baer Foreign Portfolio)
ING Clarion Global Real Estate Portfolio
(formerly, ING Global Real Estate Portfolio)
ING Global Resources Portfolio
ING JPMorgan Emerging Markets Equity Portfolio
ING Marsico International Opportunities Portfolio
ING Multi-Manager International Small Cap Portfolio
ING Templeton Global Growth Portfolio
ING Van Kampen Global Franchise Portfolio Money Market Fund
ING Liquid Assets Portfolio Stock Funds
ING Alliance Bernstein Mid Cap Growth Portfolio
ING BlackRock Large Cap Growth Portfolio
ING Evergreen Health Sciences Portfolio
ING Evergreen Omega Portfolio
ING FMRSM Diversified Mid Cap Portfolio
ING Focus 5 Portfolio
ING Franklin Mutual Shares Portfolio
ING Janus Contrarian Portfolio
ING Marsico Growth Portfolio
ING MFS Utilities Portfolio
ING Oppenheimer Main Street Portfolio®
ING Pioneer Mid Cap Value Portfolio
ING T. Rowe Price Equity Income Portfolio
ING Van Kampen Capital Growth Portfolio
ING Van Kampen Growth and Income Portfolio

FMRSM is a service mark of Fidelity Management & Research Company.

NOT ALL PORTFOLIOS MAY BE AVAILABLE IN ALL JURISDICTIONS, UNDER ALL VARIABLE CONTRACTS OR UNDER ALL PLANS

This Prospectus contains important information about investing in the Institutional Class shares of certain Portfolios of ING Investors Trust. You should read it carefully before you invest, and keep it for future reference. Please note that your investment: is not a bank deposit; is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”), the Federal Reserve Board or any other government agency; and is affected by market fluctuations. There is no guarantee that the Portfolios will achieve their respective investment objective.

As with all mutual funds, the U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities nor has the SEC judged whether the information in the Prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.

You should read this Prospectus in conjunction with the prospectus for the separate account before investing. Both prospectuses should be read carefully and retained for future reference.

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Introduction

ING Investors Trust

ING Investors Trust (“Trust”) is an open-end management investment company. The Trust consists of a group of mutual fund portfolios (each, a “Portfolio” and collectively, the “Portfolios”). Only certain of these Portfolios are offered in this prospectus (“Prospectus”).

Advisers

Directed Services LLC (“DSL”) serves as the investment adviser to each of the Portfolios, except ING Clarion Global Real Estate Portfolio; and ING Investments, LLC (“ING Investments”) serves as the investment adviser to ING Clarion Global Real Estate Portfolio (each, an “Adviser” and collectively, “Advisers”). Each Portfolio has a sub-adviser referred to herein as a “Sub-Adviser.” DSL and ING Investments are indirect, wholly-owned subsidiaries of ING Groep, N.V. (“ING Groep”) (NYSE: ING), a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services to over 75 million private, corporate and institutional clients in more than 50 countries. With a diverse workforce of about 125,000 people, ING comprises a broad spectrum of prominent companies that increasingly serve their clients under the ING brand.

On December 29, 2006, an internal reorganization was undertaken in which Directed Services, Inc. (“DSI”), a former adviser to the Portfolios except for ING Clarion Global Real Estate Portfolio, was reorganized into a limited liability company and it became a wholly-owned subsidiary of ING Life Insurance and Annuity Company. The resulting company was DSL, a registered investment adviser and broker-dealer. As a result of this reorganization, DSI’s advisory contracts were assumed by DSL.

Portfolios and Sub-Advisers

ING AllianceBernstein Mid Cap Growth Portfolio – AllianceBernstein L.P.
ING Artio Foreign Portfolio – Artio Global Management LLC
ING BlackRock Large Cap Growth Portfolio – BlackRock Investment Management, LLC
ING Clarion Global Real Estate Portfolio – ING Clarion Real Estate Securities L.P.
ING Evergreen Health Sciences Portfolio – Evergreen Investment Management Company, LLC
ING Evergreen Omega Portfolio – Evergreen Investment Management Company, LLC
ING FMRSM Diversified Mid Cap Portfolio – Fidelity Management & Research Company
ING Focus 5 Portfolio – ING Investment Management Co.
ING Franklin Income Portfolio – Franklin Advisers, Inc.
ING Franklin Mutual Shares Portfolio – Franklin Mutual Advisers, LLC
ING Global Resources Portfolio – ING Investment Management Co.
ING Janus Contrarian Portfolio – Janus Capital Management LLC
ING JPMorgan Emerging Markets Equity Portfolio – J.P. Morgan Investment Management Inc.
ING Liquid Assets Portfolio – ING Investment Management Co.
ING Marsico Growth Portfolio – Marsico Capital Management, LLC
ING Marsico International Opportunities Portfolio – Marsico Capital Management, LLC
ING MFS Total Return Portfolio – Massachusetts Financial Services Company
ING MFS Utilities Portfolio – Massachusetts Financial Services Company
ING Multi-Manager International Small Cap Portfolio – Schroder Investment Management North America, Inc. and American Century Global Investment Management, Inc.
ING Oppenheimer Main Street Portfolio® – OppenheimerFunds, Inc.
ING PIMCO Total Return Bond Portfolio – Pacific Investment Management Company LLC
ING Pioneer Mid Cap Value Portfolio – Pioneer Investment Management, Inc.
ING T. Rowe Price Capital Appreciation Portfolio – T. Rowe Price Associates, Inc.
ING T. Rowe Price Equity Income Portfolio – T. Rowe Price Associates, Inc.
ING Templeton Global Growth Portfolio – Templeton Global Advisors Limited
ING Van Kampen Capital Growth Portfolio – Morgan Stanley Investment Management, Inc. d/b/a Van Kampen
ING Van Kampen Global Franchise Portfolio – Morgan Stanley Investment Management, Inc. d/b/a Van Kampen
ING Van Kampen Growth and Income Portfolio – Morgan Stanley Investment Management, Inc. d/b/a Van Kampen

Classes of Shares

Each Portfolio’s shares are classified into Adviser Class (“ADV Class”), Institutional Class (“Class I”), Service Class (“Class S”), and Service 2 Class shares. ING Liquid Assets does not offer ADV Class shares. ING Focus 5 and ING Franklin Mutual Shares do not offer Service 2 Class shares. ING Van Kampen Global Tactical Asset Allocation Portfolios does not offer ADV Class shares or Service 2 Class shares. The four classes of shares of each Portfolio are identical except for different expenses, certain related rights and certain shareholder services. All classes of each Portfolio have a common investment objective and investment portfolio. Only the Class I shares are offered in this Prospectus. Class I shares are not subject to any sales loads, servicing fees or Rule 12b-1 distribution fees.

Investing Through Your Variable Contract or Qualified Plan

Shares of the Portfolios may be offered to separate asset accounts (“Separate Accounts”) of insurance companies as investment options under variable annuity contracts and variable life insurance policies (“Variable Contracts”). Shares may also be offered to qualified pension and retirement plans (“Qualified Plans”) outside the Variable Contracts and to certain investment advisers and their affiliates in connection with the creation or management of the Portfolios. Class I shares also may be made available to certain other investment companies, including series of the Trust under fund-of-funds arrangements. Participating insurance companies and other designated organizations are authorized to receive purchase orders on the Portfolios’ behalf.

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Introduction (continued) Why Reading this Prospectus is Important

This Prospectus explains the investment objective, principal investment strategies, and risks of each of the Portfolios. Reading the Prospectus will help you to decide whether a Portfolio is the right investment for you. You should keep this Prospectus for future reference.

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Description of the Portfolios

ING AllianceBernstein Mid Cap Growth Portfolio

Sub-Adviser

AllianceBernstein L.P. (“AllianceBernstein”)

Investment Objective

Long-term growth of capital. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

The Portfolio normally invests substantially all of its assets in high-quality common stocks that AllianceBernstein expects to increase in value. Under normal circumstances, the Portfolio will invest at least 80% of its net assets (plus borrowings for investment purposes) in common stock of mid-capitalization companies. The Portfolio will provide shareholders with at least 60 days’ prior notice of any change in this investment policy. The Sub-Adviser defines mid-capitalization companies as those that, at the time of investment, have market capitalizations within the range of market capitalizations of companies constituting the Russell Midcap® Growth Index. The market capitalizations of companies in the Russell Midcap® Growth Index ranged from $24 million to $14.9 billion as of December 31, 2008. The capitalization range of companies in the Russell Midcap® Growth Index will change with market conditions. The Portfolio also may invest in other types of securities such as convertible securities, investment-grade instruments, U.S. government securities and high quality, short-term obligations such as repurchase agreements, bankers’ acceptances and domestic certificates of deposit. The Portfolio may invest without limit in foreign securities. The Portfolio generally does not effect portfolio transactions in order to realize short-term trading profits or exercise control.

The Portfolio also may:

  write exchange-traded covered call options on up to 25% of its total assets;
  enter into repurchase agreements of up to seven days’ duration with commercial banks, but only if those agreements together with any restricted securities and any securities which do not have readily available market quotations do not exceed 10% of its net assets; and
  enter into futures contracts on securities indices and options on such futures contracts.

The Portfolio may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended and the rules, regulations and exemptive orders thereunder.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

Pending Merger - On March 27, 2009, the Board approved a proposal to reorganize the Portfolio into ING RussellTM Mid Cap Growth Index Portfolio. If shareholder approval is obtained, it is expected that the reorganization will take place during the third quarter of 2009. Shareholders will be notified if the reorganization is not approved. After the reorganization you will hold shares of ING RussellTM Mid Cap Growth Index Portfolio. For more information regarding ING RussellTM Mid Cap Growth Index Portfolio, please contact a Shareholder Services representative at (800) 366-0066.

Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the Sub-Adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Borrowing Risk
Convertible Securities Risk
Currency Risk
Debt Securities Risk
Derivatives Risk
Equity Securities Risk
Foreign Investment Risk
Growth Investing Risk
Liquidity Risk
Manager Risk
Market and Company Risk
Market Capitalization Risk
Mid-Capitalization Company Risk
Other Investment Companies Risk
Securities Lending Risk
U.S. Government Securities and Obligations Risk

Please see “Summary of Principal Risks” following the “Description of the Portfolios” section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does
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Description of the Portfolios (continued) not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information (“SAI”).

Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the changes in the Portfolio’s performance from year to year, and the table compares the Portfolio’s performance to the performance of a broad measure of market performance for the same period. The Portfolio’s past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s Class S shares’ (1999-2005) and Class I shares’ (2006-2008) performance from year to year.

Year-by-Year Total Returns(1)(2)
(For the periods ended December 31 of each year)

Best and Worst Quarterly Returns during this Period:

Best:	4th Quarter	1999:	25.08%
Worst:	4th Quarter	2008:	(27.67)%
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Description of the Portfolios (continued)

The following table provides some indication of the risks of investing in the Portfolio by comparing the Portfolio’s Class I shares’ and Class S shares’ performance to that of a broad measure of market performance – the Russell Midcap® Growth Index. The Russell Midcap® Growth Index measures the performance of those companies included in the Russell Midcap® Index with higher price-to-book ratios and and higher forecasted growth values. The stocks of those companies are also members of the Russell 1000® Growth Index. The index does not reflect fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in the index.

Average Annual Total Returns(1)(2) (For the periods ended December 31, 2008)
	1 Year	5 Years (or Life of Class)	10 Years
Class I Return	(46.30)%	(7.66)%(1)	N/A
Russell MidCap® Growth Index	(44.32)%	(5.43)%(3)	N/A
Class S Return	(46.41)%	(5.04)%	(2.08)%
Russell Midcap® Growth Index	(44.32)%	(2.33)%	(0.19)%
(1)	Class I shares commenced operations on May 13, 2005. Class S shares are not offered in this Prospectus. If they had been offered, Class I shares would have had substantially similar annual returns as Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Class I shares have different expenses.
(2)	AllianceBernstein has managed the Portfolio since March 1, 1999. Performance prior to March 1, 1999 is attributable to a different sub-adviser.
(3)	The index return for Class I shares is for the period beginning May 1, 2005.
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Description of the Portfolios (continued)

ING Artio Foreign Portfolio

Sub-Adviser

Artio Global Management LLC (“Artio Global”)

Investment Objective

Long-term growth of capital. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

Under normal conditions, the Portfolio invests in a wide variety of international equity securities issued throughout the world, normally excluding the United States. The Portfolio normally invests at least 80% of its net assets (plus borrowings for investment purposes) in international equity securities. The Portfolio will provide shareholders with at least 60 days’ prior notice of any change in this investment policy. The equity securities in which the Portfolio may invest include common and preferred stocks, American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), convertible securities, rights, warrants, and other investment companies, including exchange-traded funds.

The Sub-Adviser selects stocks using a fundamental approach adjusted for factors specific to each region. In developed markets (such as the United States, Western Europe, and certain dollar bloc countries including Australia, New Zealand and Canada), the stock selection process is primarily bottom-up concentrating on company factors such as balance sheet metrics and industry factors such as performance of particular industries in similar macroeconomic environments and relative to the broader economy. The Sub-Adviser believes that most investment returns in developed markets come from sound, company specific fundamental research. In emerging markets, the Sub-Adviser uses a top-down selection process, focusing on the macroeconomic, liquidity and geopolitical factors of particular areas. The Sub-Adviser determines the Portfolio’s exposure to Japan using a combination of bottom-up and top-down analysis. Bottom-up analysis is used to determine specific investments within Japan, but top-down analysis is essential to the determination of country exposure.

In selecting investments for the Portfolio, the Sub-Adviser focuses on securities located in at least five countries, although the Portfolio may at times invest all of its assets in fewer than five countries. The Portfolio will normally invest at least 65% of its assets in no fewer than three different countries located outside the United States. The Portfolio may invest a portion of its assets in securities of issuers located in developing countries, often referred to as “emerging markets.” It presently does not anticipate investing more than 35% of its total assets in such securities.

The Sub-Adviser manages the Portfolio as a core international equity product and is not constrained by a particular investment style. It may invest in “growth” or “value” securities. The Sub-Adviser chooses securities in industries and companies it believes are experiencing favorable demand for their products or services. The Sub-Adviser considers companies with above average earnings potential, companies that are dominant within their industry, companies within industries that are undergoing dramatic change and companies that are market leaders in developing industries. Other considerations include expected levels of inflation, government policies or actions, currency relationships and prospects for economic growth in a country or region. The Portfolio normally has a bias towards larger companies, but may also invest in smaller companies. For these purposes, larger companies include companies with market capitalizations of $10 billion or greater.

The Portfolio may also invest in debt securities of U.S. or foreign issuers of any maturity, including (up to 10% of assets) high-risk and high-yield, non-investment grade instruments commonly known as “junk bonds.” The Portfolio may use derivatives, including futures, options, swaps and forward contracts for hedging purposes, and futures and forward contracts for non-hedging purposes. The Portfolio typically uses derivatives as a substitute for taking a position in the underlying asset and/or as art of a strategy to reduce risk, such as interest rate risk, currency risk and price risk.

When deemed appropriate, the Sub-Adviser may, from time to time, seek to reduce foreign currency risk by hedging some or all of the Portfolio’s foreign currency exposure back into the U.S. dollar.

The Portfolio may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended and the rules, regulations and exemptive orders thereunder.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

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Description of the Portfolios (continued) The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The principal investment strategies that the Sub-Adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Call Risk
Convertible Securities Risk
Credit Risk
Currency Risk
Debt Securities Risk
Depositary Receipts Risk
Derivatives Risk
Emerging Markets Risk
Equity Securities Risk
Foreign Investment Risk
Growth Investing Risk
High-Yield, Lower-Grade Debt Securities Risk
Interest Rate Risk
Liquidity Risk
Market and Company Risk
Market Capitalization Risk
Mid-Capitalization Company Risk
Other Investment Companies Risk
Price Volatility Risk
Securities Lending Risk
Small-Capitalization Company Risk
Value Investing Risk

Please see “Summary of Principal Risks” following the “Description of the Portfolios” section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information (“SAI”).

Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the changes in the Portfolio’s performance from year to year, and the table compares the Portfolio’s performance to the performance of a broad measure of market performance for the same period. The Portfolio’s past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

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Description of the Portfolios (continued)

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s Class S shares’ (2003-2004) and Class I shares’ (2005-2008) performance from year to year.

Year-by-Year Total Returns(1)(2)
(For the periods ended December 31 of each year)

Best and Worst Quarterly Returns during this Period:

Best:	2nd Quarter	2003:	19.92%
Worst:	3rd Quarter	2008:	(21.25)%

The following table provides some indication of the risks of investing in the Portfolio by comparing the Portfolio’s Class I shares’ and Class S shares’ performance to that of a broad measure of market performance – the Morgan Stanley Capital International All Country World ex-U.S. IndexSM (“MSCI All Country World ex-U.S. IndexSM”). The MSCI All Country World ex-U.S. IndexSM is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. The index includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in the index.

Average Annual Total Returns(1)(2) (For the periods ended December 31, 2008)
	1 Year	5 Years (or Life of Class)	10 Years (or Life of Class)
Class I Return	(43.53)%	0.54%(1)	N/A
MSCI All Country World ex-U.S.IndexSM	(45.53)%	(0.52)%(3)	N/A
Class S Return	(43.69)%	2.89%	3.46%(1)
MSCI All Country World ex-U.S.IndexSM	(45.53)%	24.02%	4.37%(3)
(1)	Class I shares commenced operations on December 3, 2004. Class S shares commenced operations on May 1, 2002. Class S shares are not offered in this Prospectus. If they had been offered, Class I shares would have had substantially similar annual returns as Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Class I shares have different expenses.
(2)	Artio Global has managed the Portfolio since September 2, 2003. Prior to September 2, 2003, the Portfolio was managed by J.P. Morgan Investment Management, Inc., and had a different investment objective and principal investment strategies. Performance prior to September 2, 2003 is attributable to J.P. Morgan Investment Management, Inc.
(3)	The index return for Class I shares is for the period beginning December 1, 2004. The index return for Class S shares is for the period beginning May 1, 2002.
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Description of the Portfolios (continued)

ING BlackRock Large Cap Growth Portfolio

Sub-Adviser

BlackRock Investment Management, LLC (“BlackRock Investment Management”)

Investment Objective

Long-term growth of capital. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

The Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of large-capitalization companies. The Portfolio will provide shareholders with at least 60 days’ prior notice of any change in this investment policy. The Portfolio will invest primarily in equity securities of companies located in the United States that the Sub-Adviser believes have good prospects for earnings growth.

The Portfolio defines large-capitalization companies as companies which, at the time of purchase, have a market capitalization equal to or greater than the top 80% of the companies that comprise the Russell 1000® Index. As of December 31, 2008, the lowest capitalization in this group was $24 million. The market capitalization of companies in the index change with market conditions and the composition of the index. The Portfolio seeks to outperform the Russell 1000® Growth Index by investing in equity securities that the Sub-Adviser believes have above average earnings prospects. The Russell 1000® Growth Index (which consists of those Russell 1000®Index securities with a greater than average growth orientation) is a subset of the Russell 1000® Index.

In selecting securities for the Portfolio from its benchmark universe, the Sub-Adviser uses a proprietary multi-factor quantitative model that employs various factors. The factors employed by the model include stock valuation, quality of earnings and potential future earnings growth. The Sub-Adviser looks for strong relative earnings growth, earnings quality and good relative valuation. A company’s stock price relative to its earnings and book value is also examined, and if the Sub-Adviser believes that a company is overvalued, it will not be considered as an investment for the Portfolio. After the screening, the Sub-Adviser relies on fundamental analysis, using both internal and external research, to optimize its quantitative model to choose companies the Sub-Adviser believes have strong, sustainable growth with current momentum at attractive price valuations.

Because the Portfolio generally will not hold all the stocks in the Russell 1000® Growth Index and because the Portfolio’s investments may be allocated in amounts that vary from the proportional weightings of the various stocks in the index, the Portfolio is not an “index” fund. In seeking to outperform its benchmark, however, the Sub-Adviser reviews potential investments using certain criteria based on the securities in the Russell 1000® Growth Index. These criteria currently include the following:

  relative prices to earnings and price to book ratios;
  stability and quality of earnings;
  earnings momentum and growth;
  weighted median market capitalization of the Portfolio;
  allocation among the economic sectors of the Portfolio, as compared to the Russell 1000® Growth Index; and
  weighted individual stocks within the Russell 1000® Growth Index.

The Portfolio may invest up to 10% of its total assets in securities issued by foreign companies, in the form of American Depositary Receipts (“ADRs”).

The Portfolio may invest in investment-grade convertible securities, preferred stock, illiquid securities and U.S. government debt securities. There are no restrictions on the maturity of the debt securities in which the Portfolio may invest. The Portfolio may also invest in derivatives for hedging purposes. The Portfolio may purchase or sell securities that it is entitled to receive on a when issued basis. The Portfolio may also purchase or sell securities on a delayed delivery basis or through a forward commitment.

The Portfolio will normally invest a portion of its assets in short-term debt securities, such as commercial paper. The Portfolio may also invest, without limitation, in short-term debt securities (including repurchase agreements), non-convertible preferred stocks and bonds, or U.S. government and money market securities when the Sub-Adviser is unable to find enough attractive equity investments and to reduce exposure to equities when the Sub-Adviser believes it is advisable to do so on a temporary basis. Investment in these securities may also be used to meet redemptions.

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Description of the Portfolios (continued) The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended and the rules, regulations and exemptive orders thereunder.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective.

Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the Sub-Adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Borrowing Risk
Call Risk
Convertible Securities Risk
Credit Risk
Debt Securities Risk
Depositary Receipts Risk
Derivatives Risk
Equity Securities Risk
Foreign Investment Risk
Growth Investing Risk
Interest Rate Risk
Investment Models Risk
Liquidity Risk
Manager Risk
Market and Company Risk
Market Capitalization Risk
Maturity Risk
Over-the-Counter Investment Risk
Other Investment Companies Risk
Portfolio Turnover Risk
Restricted and Illiquid Securities Risk
Securities Lending Risk
U.S. Government Securities and Obligations Risk
When Issued and Delayed Delivery Securities and Forward Commitments Risk

Please see “Summary of Principal Risks” following the “Description of the Portfolios” section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information (“SAI”).

Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the changes in the Portfolio’s performance from year to year, and the table compares the Portfolio’s performance to the performance of a broad measure of market performance for the same period. The Portfolio’s past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

12

Description of the Portfolios (continued)

The bar chart below provides some indication of the risks of investing in the Portfolio by showing the changes in the Portfolio’s Class S shares’ (2003-2006) and Class I shares’ (2007-2008) performance from year to year.

Year-by-Year Total Returns(1)(2)
(For the periods ended December 31 of each year)

Best and Worst Quarterly Returns during this Period:

Best:	4th Quarter	2004:	11.65%
Worst:	4th Quarter	2008:	(20.57)%

The following table provides some indication of the risks of investing in the Portfolio by comparing the Portfolio’s Class I shares’ and Class S shares’ performance to that of a broad measure of market performance – the Russell 1000® Growth Index. The Russell 1000® Growth Index measures the performance of those companies in the Russell 1000® Index with higher than average price-to-book ratios and higher forecasted growth values. The index does not reflect fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in the index.

Average Annual Total Returns(1)(2) (For the periods ended December 31, 2008)
	1 Year	5 Years (or Life of Class)	10 Years (or Life of Class)
Class I Return	(38.94)%	(13.55)%(1)	N/A
Russell 1000® Growth Index	(38.44)%	(11.17)%(3)	N/A
Class S Return	(39.06)%	(3.10)%	(2.02)%(1)
Russell 1000® Growth Index	(38.44)%	(3.42)%	(1.92)%(3)
(1)	Class I shares commenced operations on April 28, 2006. Class S shares commenced operations on May 1, 2002. Class S shares are not offered in the Prospectus. If they had been offered, Class I shares would have had substantially similar annual returns as Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Class I shares have different expenses.
(2)	BlackRock Investment Management has managed the Portfolio since September 30, 2006. Prior to September 30, 2006, the Portfolio was managed by Mercury Advisors. On September 29, 2006, BlackRock, Inc. consummated a transaction with Merrill Lynch & Co., Inc. whereby Merrill Lynch & Co., Inc.’s investment management business (including Mercury Advisors) combined with that of BlackRock, Inc. to create a new independent company.
(3)	The index return for Class I shares is for the period beginning May 1, 2006. The index return for Class S shares is for the period beginning May 1, 2002.
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Description of the Portfolios (continued)

ING Clarion Global Real Estate Portfolio

Sub-Adviser

ING Clarion Real Estate Securities L.P. (“ING CRES”)

Investment Objective

High total return consisting of capital appreciation and current income. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

Under normal market conditions, the Portfolio will invest at least 80% of its net assets (plus borrowings for investment purposes) in a portfolio of equity securities of companies that are principally engaged in the real estate industry. The Portfolio will provide shareholders with at least 60 days’ prior notice of any change in this investment policy.

In selecting investments for the Portfolio, the Sub-Adviser will select companies that derive at least 50% of their total revenues or earnings from owning, operating, developing and/or managing real estate. This portion of the Portfolio will have investments located in a number of different countries located throughout the world, including the United States. As a general matter, the Portfolio expects these investments to be in common stocks of large-, mid- and small-sized companies, including real estate investment trusts (“REITs’’). The Portfolio may invest in companies located in countries with emerging securities markets.

The Sub-Adviser uses a multi-step investment process for constructing the Portfolio’s investment portfolio that combines top-down region and sector allocation with bottom-up individual stock selection.

  First, the Sub-Adviser selects sectors and geographic regions in which to invest and determines the degree of representation of such sectors and regions through a systematic evaluation of public and private property market trends and conditions.
  Second, the Sub-Adviser uses an in-house valuation process to identify investments it believes have superior current income and growth potential relative to their peers. This in-house valuation process examines several factors including: (i) value and property; (ii) capital structure; and (iii) management and strategy.
The Portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended and the rules, regulations and exemptive orders thereunder. The Portfolio may also invest in convertible securities, initial public offerings and Rule 144A securities.

The Portfolio is non-diversified and, when compared with other funds, may invest a greater portion of its assets in a particular issuer. A non-diversified portfolio has greater exposure to the risk of default or the poor earning of an issuer.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio also may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the Sub-Adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Convertible Securities Risk
Diversification Risk
Emerging Markets Risk
Equity Securities Risk
Foreign Investment Risk
Industry Concentration Risk
Initial Public Offerings Risk
Liquidity Risk
Market Capitalization Risk
Market Trends Risk
Mid-Capitalization Company Risk
Other Investment Companies Risk
Price Volatility Risk
Real Estate Investment Trusts Risk
Restricted and Illiquid Securities Risk
Securities Lending Risk
Small-Capitalization Company Risk

Please see ”Summary of Principal Risks“ following the ”Description of the Portfolios“ section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does
14

Description of the Portfolios (continued) not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information (”SAI“).

Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the changes in the Portfolio’s performance from year to year, and the table compares the Portfolio’s performance to the performance of a broad measure of market performance for the same period. The Portfolio’s past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

In addition, performance of a similarly managed fund is presented in the section of this Prospectus entitled “Performance of Similarly Managed Mutual Funds.”

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s Class I shares’ performance from year to year.

Year-by-Year Total Returns(1)
(For the periods ended December 31 of each year)

Best and Worst Quarterly Returns during this Period:

Best:	3rd Quarter	2007:	5.70%
Worst:	4th Quarter	2008:	(29.01)%
15

Description of the Portfolios (continued)

The following table provides some indication of the risks of investing in the Portfolio by comparing the Portfolio’s Class I shares’ performance to that of a broad measure of market performance – the Standard & Poor’s Developed Property (“S&P Developed Property”) Index. The S&P Developed Property Index is an unmanaged market-weighted total return index which consists of many companies from developed markets whose floats are larger than $100 million and derive more than half of their revenue from property-related activities. The index does not reflect fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in the index.

Average Annual Total Returns(1) (For the periods ended December 31, 2008)
	1 Year	5 Years (or Life of Class)	10 Years
Class I Return	(41.06)%	(8.96)%(1)	N/A
S&P Developed Property Index	(47.61)%	(12.00)%(2)	N/A
(1)	Class I shares commenced operations on January 3, 2006.
(2)	The index return is for the period beginning January 1, 2006.
16

Description of the Portfolios (continued)

ING Evergreen Health Sciences Portfolio

Sub-Adviser

Evergreen Investment Management Company, LLC (“EIMC”)

Investment Objective

Long-term capital growth. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

The Portfolio is a non-diversified portfolio that will normally invest at least 80% of its net assets (plus borrowings for investment purposes) in the equity securities of health care companies, meaning companies that develop, produce or distribute products or services related to the health care or medical industries and that the Sub-Adviser determines derive a substantial portion, i.e., more than 50%, of their sales from products and services in health care. These companies include, but are not limited to, pharmaceutical companies, biotechnology companies, medical device and supply companies, managed care companies and healthcare information and service providers. The Portfolio will provide shareholders with at least 60 days’ prior notice of any change in this investment policy.

The Portfolio may invest in securities of relatively well-known and large companies, as well as small- and medium-sized companies. In choosing companies in which to invest, the Sub-Adviser looks for strong management, growing products, leading technology, franchise niche, strong balance sheet and/or other factors, which may lead to high return on equity and consistent high earnings growth. Stocks are selected based on both the Sub-Adviser’s estimate of their fundamental investment value and their relative attractiveness to their business competitors.

The Portfolio may invest in securities of both domestic and foreign issuers. There is no limit to the amount the Portfolio may invest in foreign securities.

The Portfolio may also engage in short sales of index unit investment trusts such as the PowerShares QQQTM. Such practices are used to seek to protect the Portfolio against market decline, to adjust the Portfolio’s duration, to maintain the Portfolio’s exposure to its market, to manage cash or to attempt to increase returns. These practices may actually reduce returns or increase volatility.

The Portfolio may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended and the rules, regulations and exemptive orders thereunder.

The Portfolio is non-diversified and, when compared with other funds, may invest a greater portion of its assets in a particular issuer. A non-diversified portfolio has greater exposure to the risk of default or the poor earnings of an issuer.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio also may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the Sub-Adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Diversification Risk
Equity Securities Risk
Foreign Investment Risk
Healthcare Sector Risk
Industry Concentration Risk
Investment Style Risk
Liquidity Risk
Manager Risk
Market Capitalization Risk
Mid-Capitalization Company Risk
Other Investment Companies Risk
Price Volatility Risk
Securities Lending Risk
Short Sales Risk
Small-Capitalization Company Risk

17

Description of the Portfolios (continued)

Please see “Summary of Principal Risks” following the “Description of the Portfolios” section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information (“SAI”).

Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the changes in the Portfolio’s performance from year to year, and the table compares the Portfolio’s performance to the performance of two broad measures of market performance for the same period. The Portfolio’s past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s Class S shares’ (2005-2006) and Class I shares’ (2007-2008) performance from year to year.

Year-by-Year Total Returns(1)
(For the periods ended December 31 of each year)

Best and Worst Quarterly Returns during this Period:

Best:	1st Quarter	2006:	6.26%
Worst:	4th Quarter	2008:	(19.49)%
18

Description of the Portfolios (continued)

The following table provides some indication of the risks of investing in the Portfolio by comparing the Portfolio’s Class I shares’ and Class S shares’ performance to those of two broad measures of market performance – the Standard & Poor’s 500® Composite Stock Price (“S&P 500®”) Index and the Standard & Poor’s 1500 Supercomposite Healthcare Sector (“S&P 1500 Supercomposite Healthcare Sector”) Index. The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States. The S&P 1500 Supercomposite Healthcare Sector Index is an unmanaged capitalization-weighted index tracking the performance of health care stocks within the S&P 500® Index, Standard & Poor’s MidCap 400 IndexTM and Standard & Poor’s SmallCap 600 Index, which include large, medium and small companies, respectively. The S&P 1500 Supercomposite Healthcare Index is included to provide additional comparison information. The indices do not reflect fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in the indices.

Average Annual Total Returns(1) (For the periods ended December 31, 2008)
	1 Year	5 Years (or Life of Class)	10 Years
Class I Return	(28.49)%	(6.11)%(1)	N/A
S&P 500® Index	(37.00)%	(11.19)%(2)	N/A
S&P 1500 Supercomposite Healthcare Sector Index	(23.76)%	(4.12)%(2)	N/A
Class S Return	(28.68)%	(0.57)%(1)	N/A
S&P 500® Index	(37.00)%	(2.36)%(2)	N/A
S&P 1500 Supercomposite Healthcare Sector Index	(23.76)%	(1.11)%(2)	N/A
(1)	Class I shares commenced operations on April 28, 2006. Class S shares commenced operations on May 3, 2004. Class S shares are not offered in this Prospectus. If they had been offered, Class I shares would have had substantially similar annual returns as Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Class I shares have different expenses.
(2)	The index returns for Class I shares are for the period beginning May 1, 2006. The index returns for Class S shares are for the period beginning May 1, 2004.
19

Description of the Portfolios (continued)

ING Evergreen Omega Portfolio

Sub-Adviser

Evergreen Investment Management Company, LLC (“EIMC”)

Investment Objective

Long-term capital growth. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

Under normal conditions the Portfolio invests substantially all of its assets, in common stocks of U.S. companies across all market capitalizations. The Portfolio’s Sub-Adviser employs a growth style of equity management that emphasizes companies with cash flow growth, sustainable competitive advantages, returns on invested capital above their cost of capital and the ability to manage for profitable growth that the Sub-Adviser believes to have long-term value for shareholders and sell at a discount to long-term intrinsic worth of the businesses. “Growth” stocks are stocks of companies which the Sub-Adviser believes to have sustainable above-average growth of long-term cash flows. The Portfolio may also invest up to 25% of its assets in foreign securities.

The Portfolio may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended and the rules, regulations and exemptive orders thereunder.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio also may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the Sub-Adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Equity Securities Risk
Foreign Investment Risk
Growth Investing Risk
Investment Style Risk
Liquidity Risk
Manager Risk
Market Capitalization Risk
Mid-Capitalization Company Risk
Other Investment Companies Risk
Price Volatility Risk
Securities Lending Risk
Small-Capitalization Company Risk

Please see “Summary of Principal Risks” following the “Description of the Portfolios” section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information (“SAI”).

Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the changes in the Portfolio’s performance from year to year, and the table compares the Portfolio’s performance to the performance of a broad measure of market performance for the same period. The Portfolio’s past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

20

Description of the Portfolios (continued) The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s Class S shares’ (2005) and Class I shares’ (2006-2008) performance from year to year.

Year-by-Year Total Returns(1)
(For the periods ended December 31 of each year)

Best and Worst Quarterly Returns during this Period:

Best:	2nd Quarter	2007:	10.78%
Worst:	4th Quarter	2008:	(19.07)%

The following table provides some indication of the risks of investing in the Portfolio by comparing the Portfolio’s Class I shares’ and Class S shares’ performance to that of a broad measure of market performance – the Russell 1000® Growth Index. The Russell 1000® Growth Index measures the performance of those companies in the Russell 1000® Index with higher than average price-to-book ratios and higher forecasted growth values. The index does not reflect fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in the index.

Average Annual Total Returns(1) (For the periods ended December 31, 2008)
	1 Year	5 Years (or Life of Class)	10 Years
Class I Return	(27.34)%	(0.57)%(1)	N/A
Russell 1000® Growth Index	(38.44)%	(4.64)%(2)	N/A
Class S Return	(27.55)%	(1.32)%(1)	N/A
Russell 1000® Growth Index	(38.44)%	(3.58)%(2)	N/A
(1)	Class I shares commenced operations on May 2, 2005. Class S shares commenced operations on May 3, 2004. Class S shares are not offered in this Prospectus. If they had been offered, Class I shares would have had substantially similar annual returns as Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Class I shares have different expenses.
(2)	The index return for Class I shares is for the period beginning May 1, 2005. The index return for Class S shares is for the period beginning May 1, 2004.
21

Description of the Portfolios (continued)

ING FMRSM Diversified Mid Cap Portfolio

Sub-Adviser

Fidelity Management & Research Company (“FMR”)

Investment Objective

Long-term growth of capital. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

The Sub-Adviser normally invests at least 80% of the Portfolio’s net assets (plus borrowings for investment purposes) in securities of companies with medium market capitalizations. The Portfolio will provide shareholders with at least 60 days’ prior notice of any change in this investment policy. Although a universal definition of medium market capitalization companies does not exist, for purposes of this Portfolio, the Sub-Adviser generally defines medium market capitalization companies as those whose market capitalization is similar to the market capitalization of companies in the Russell Midcap® Index or the Standard & Poor’s MidCap 400 (“S&P MidCap 400”) Index. A company’s market capitalization is based on its current market capitalization or its market capitalization at the time of the Portfolio’s investment. The size of companies in each index changes with market conditions and the composition of the index. The Sub-Adviser may also invest the Portfolio’s assets in companies with smaller or larger market capitalizations. The Sub-Adviser normally invests the Portfolio’s assets primarily in common stocks.

The Sub-Adviser may invest up to 25% of the Portfolio’s assets at the time of purchase in securities of foreign issuers, including emerging markets securities, in addition to securities of domestic issuers.

The Sub-Adviser is not constrained by any particular investment style. At any given time, the Sub-Adviser may tend to buy “growth” stocks or “value” stocks, or a combination of both types. In buying and selling securities for the Portfolio, the Sub-Adviser relies on fundamental analysis, which involves a bottom-up assessment of a company’s potential for success in light of factors including its financial condition, earnings outlook, strategy, management, industry position, and economic and market conditions.

The Sub-Adviser may use various techniques, such as buying and selling futures contracts and other investment companies, including exchange-traded funds, to increase or decrease the Portfolio’s exposure to changing security prices or other factors that affect security values. If the Sub-Adviser’s strategies do not work as intended, the Portfolio may not achieve its objective.

The Portfolio may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended and the rules, regulations and exemptive orders thereunder.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective.

Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the Sub-Adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Derivatives Risk
Emerging Markets Risk
Equity Securities Risk
Foreign Investment Risk
Growth Investing Risk
Liquidity Risk
Manager Risk
Market and Company Risk
Market Capitalization Risk
Mid-Capitalization Company Risk
Other Investment Companies Risk
Portfolio Turnover Risk
Securities Lending Risk
Small-Capitalization Company Risk
Value Investing Risk

Please see “Summary of Principal Risks” following the “Description of the Portfolios” section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does
22

Description of the Portfolios (continued) not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information (“SAI”).

Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the changes in the Portfolio’s performance from year to year, and the table compares the Portfolio’s performance to the performance of a broad measure of market performance for the same period. The Portfolio’s past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s Class S shares’ (2001-2005) and Class I shares’ (2006-2008) performance from year to year.

Year-by-Year Total Returns(1)
(For the periods ended December 31 of each year)

Best and Worst Quarterly Returns during this Period:

Best:	4th Quarter	2001:	18.53%
Worst:	4th Quarter	2008:	(23.31)%
23

Description of the Portfolios (continued)

The following table provides some indication of the risks of investing in the Portfolio by comparing the Portfolio’s Class I shares’ and Class S shares’ performance to that of a broad measure of market performance – the S&P MidCap 400 Index. The S&P MidCap 400 Index is a market capitalization-weighted index of 400 mid-capitalization stocks chosen for market size, liquidity, and industry group representation. The index does not reflect fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in the index.

Average Annual Total Returns(1) (For the periods ended December 31, 2008)
	1 Year	5 Years (or Life of Class)	10 Years (or Life of Class)
Class I Return	(39.02)%	(5.22)%(1)	N/A
S&P MidCap 400 Index	(36.23)%	(6.94)%(2)	N/A
Class S Return	(39.14)%	2.49%	1.46%(1)
S&P MidCap 400 Index	(36.23)%	(0.08)%	1.20%(2)
(1)	Class I shares commenced operations on August 15, 2005. Class S shares commenced operations on October 2, 2000. Class S shares are not offered in this Prospectus. If they had been offered, Class I shares would have had substantially similar annual returns as the Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Class I shares have different expenses.
(2)	The index return for Class I shares is for the period beginning August 1, 2005. The index return for Class S shares is for the period beginning October 1, 2000.
24

Description of the Portfolios (continued)

ING Focus 5 Portfolio

Sub-Adviser

ING Investment Management Co. (“ING IM”)

Investment Objective

Total return through capital appreciation and dividend income. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

ING Focus 5 Portfolio seeks to achieve its investment objective by investing in the common stocks of companies that are identified through five distinct strategies:

  the U.S. LargeCap Market 10 Strategy;
  the U.S. Blue-Chip Strategy;
  the International Blue-Chip 75 Strategy;
  the Small Cap 40 Strategy; and
  the 25 Fund Strategy.

Each of these investment strategies involves investment approaches that are based on formulas as described below. The Sub-Adviser follows these formulas in determining which securities to buy, retain, and sell. The formulas are objective and the Portfolio is different from many other mutual funds in that the Sub-Adviser does not apply subjective judgment in stock selection, retention, and sale decisions.

The combination of the five investment strategies is intended to seek total return through a portfolio that is highly diversified in many respects:

  in providing exposure to both U.S. and foreign issuers;
  in providing exposure to both large- and small-capitalization stocks;
  in providing exposure to stocks that exhibit growth and value style characteristics or a combination of those characteristics; and
  in providing exposure to stocks selected on the basis of their recent dividends and to stocks selected without regard to their dividend history.

The common stocks are selected through each of these investment strategies only once annually (“Portfolio Construction Date”). The initial Portfolio Construction Date was on or about August 20, 2007. Thereafter, the Portfolio Constructive Date is on or about the first business day after January 1 of each year. The Sub-Adviser seeks to buy and sell common stocks in accordance with the investment strategies within five days before or after the Portfolio Construction Date, which is referred to as the “Trading Period.” During the rest of the year, the Sub-Adviser will not make changes in the Portfolio’s holdings except for extraordinary events such as a merger, acquisition, or bankruptcy. Under such circumstances, the Sub-Adviser will allocate the proceeds from the sale of common stock affected by an extraordinary event to a company in the same industry sector as the common stock being sold (“Replacement Stock”). The Sub-Adviser will select this Replacement Stock from a list of companies derived from the strategy that originally identified the common stock being sold on the same day that the affected common stock is sold.

Throughout the year, the Sub-Adviser may also trade to invest cash inflows to the Portfolio and for dividend reinvestment. Purchases and sales of common stocks made at times other than during the Trading Period will generally be made in approximately the same proportion that stocks are then held by the Portfolio (or, in the case of dividend reinvestment, in the same proportion that stocks are held pursuant to the strategy that generated the dividends).

To effectively manage cash inflows and outflows, the Portfolio may maintain a cash position, which normally will not exceed 5% of net assets. This 5% of the Portfolio’s net assets may also include the use of derivatives. The Portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

The Portfolio expects to invest in the securities determined by each of the investment strategies with an approximately equal amount initially invested pursuant to each investment strategy.

25

Description of the Portfolios (continued) The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective.

The securities which comprise the above investment strategies are selected as follows:

The U.S. LargeCap Market 10 Strategy

The U.S. LargeCap Market 10 Strategy invests approximately equal amounts in the common stocks of 10 companies selected from the Standard & Poor’s 500® Composite Stock Price (“S&P 500®”) Index. As of December 31, 2008, the smallest company in the S&P 500® Index had a market capitalization of $477 million and the largest company had a market capitalization of $406 billion. These companies are selected using the following process:

  the 250 companies with the largest market capitalizations as of the last business day prior to the Portfolio Construction Date in the S&P 500® Index are chosen and ranked by price-to-sales ratios;
  from the selected companies, the 125 companies with the lowest price-to-sales ratios as of the last business day prior to the Portfolio Construction Date are then ranked by share price appreciation in the last year; and
  from those companies, the common stocks of the 10 companies with the greatest share price appreciation over the prior year are purchased.

The U.S. LargeCap Market 10 Strategy is not expected to track the performance of the S&P 500® Index.

The U.S. Blue-Chip 10 Strategy

The U.S. Blue-Chip 10 Strategy invests approximately equal amounts in the common stocks of 10 companies selected from the Dow Jones Industrial Average (“DJIA”) with the highest dividend yield over the prior year.

The U.S. Blue-Chip 10 Strategy is not expected to reflect the entire DJIA nor track the performance of the DJIA.

The International Blue-Chip 75 Strategy

The International Blue-Chip 75 Strategy invests approximately equal amounts in the common stocks of 75 companies selected from the Morgan Stanley Capital International-Europe, Australasia and Far East® (“MSCI EAFE®”) Index. As of December 31, 2008, the smallest company in the MSCI EAFE® Index had a market capitalization of $178 million and the largest company had a market capitalization of $149 billion. These companies are selected using the following process:

  the 500 companies with the largest market capitalizations (excluding all financial and utility companies in the MSCI EAFE® Index) as of the last business day prior to the Portfolio Construction Date are chosen and ranked by dividend yield over the prior year;
  from the selected companies, the 200 companies with the highest dividends yield over the prior year are retained; and
  from those companies, the common stocks of the 75 companies with the lowest dividend yield over the prior year are purchased.

The International Blue-Chip 75 Strategy is not expected to track the performance of the MSCI EAFE® Index.

The Small Cap 40 Strategy

The Small Cap 40 Strategy invests in the common stocks of 40 companies selected from the New York Stock Exchange (“NYSE”), the American Stock Exchange (“AMEX”) and the NASDAQ Stock Market (“NASDAQ”). These companies are selected using the following process:

  companies with market capitalizations between $150 million and $1 billion as of the last business day prior to the Portfolio Construction Date are selected from the NYSE, AMEX and NASDAQ;
  limited partnerships, American Depositary Receipts (“ADRs”) of foreign companies, mineral trusts, oil royalty trusts and companies whose shares have appreciated in price more than 75% in the last year are excluded;
  from the remaining universe of companies, those companies with daily trading volumes of at least $500,000, companies with positive sales growth in each of the last 3 years and companies with positive earnings in the last year are retained; and
  from the selected companies, the common stock of the 40 companies with the greatest share price appreciation in the last year are purchased in proportion to each company’s market capitalization.
26

Description of the Portfolios (continued) The Small Cap 40 Strategy is not expected to track the performance of the NYSE, AMEX or NASDAQ.

The 25 Fund Strategy

The 25 Fund Strategy invests approximately equal amounts in the common stocks of 25 companies selected from the NYSE. These companies are selected using the following process:

  all companies (excluding financial, transportation and utility companies, limited partnership and ADRs of foreign companies) that pay dividends and are traded on the NYSE are ranked by capitalization;
  from the selected companies, the 400 companies with the largest market capitalizations as of the last business day prior to the Portfolio Construction Date are ranked by dividend yield;
  of those companies, the 75 companies with the highest dividend yield over the prior year are retained; and
  from the remaining universe of companies, the common stock of the 25 companies with the lowest dividend yields over the prior year are purchased.

The 25 Fund Strategy is not expected to track the performance of the NYSE.

Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the Sub-Adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Currency Risk
Derivatives Risk
Equity Securities Risk
Foreign Investment Risk
Growth Investing Risk
Investment Models Risk
Investment Strategy Risk
Limited Management Risk
Liquidity Risk
Market and Company Risk
Market Capitalization Risk
Other Investment Companies Risk
Portfolio Turnover Risk
Price Volatility Risk
Securities Lending Risk
Small-Capitalization Company Risk
Value Investing Risk

Please see “Summary of Principal Risks” following the “Description of the Portfolios” section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information (“SAI”).

Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the Portfolio’s performance for the first full calendar year of operations, and the table compares the Portfolio’s performance to the performance of a broad measure of market performance for the same period. The Portfolio’s past performance is no guarantee of future results.

27

Description of the Portfolios (continued)

The bar chart below provides some indication of the risks of investing in the Portfolio by showing the Portfolio’s Class I shares’ performance for the first full calendar year of operations.

Year-by-Year Total Return(1)
(For the period ended December 31)

Best and Worst Quarterly Returns during this Period:

Best:	2nd Quarter	2008:	(3.08)%
Worst:	4th Quarter	2008:	(25.86)%

The following table provides some indication of the risks of investing in the Portfolio by comparing the Portfolio’s Class I shares’ performance to that of a broad measure of market performance – the Standard & Poor’s 500® Composite Stock Price (“S&P 500®”) Index. The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States. The index does not reflect fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in the index.

Average Annual Total Returns(1) (For the periods ended December 31, 2008)
	1 Year	5 Years (or Life of Class)	10 Years
Class I Return	(42.88)%	(31.38)%(1)	N/A
S&P 500® Index	(37.00)%	(29.13)%(2)	N/A
(1)	Class I shares commenced operations on August 20, 2007.
(2)	The index return is for the period beginning September 1, 2007.
28

Description of the Portfolios (continued)

ING Franklin Income Portfolio

Sub-Adviser

Franklin Advisers, Inc. (“Franklin”)

Investment Objective

Seeks to maximize income while maintaining prospects for capital appreciation. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

The Portfolio normally invests in a diversified portfolio of debt and equity securities. Debt securities include all varieties of fixed, floating and variable rate instruments including secured and unsecured bonds, bonds convertible into common stock, mortgage securities, debentures, zero-coupon bonds, notes, and short-term debt instruments. Equity securities include common stocks, preferred stocks and convertible securities, among others.

The Portfolio seeks income by selecting investments such as corporate, foreign and U.S. Treasury bonds, as well as stocks with attractive dividend yields. In its search for growth opportunities, the Portfolio maintains the flexibility to invest in common stocks of companies from a variety of industries such as utilities, oil, gas, real estate and consumer goods.

The Portfolio may invest up to 100% of total assets in debt securities that are rated below investment grade, but it is not currently expected that the Portfolio will invest more than 50% of its assets in these securities. Securities rated in the top four ratings categories by independent rating organizations such as Standard & Poor’s Ratings Services (“S&P”) and Moody’s Investors Service, Inc. (“Moody’s”) are considered investment-grade. Higher yields are ordinarily available from securities in the lower rating categories, such as securities rated Ba or lower by Moody’s or BB or lower by S&P or from unrated securities deemed by the Sub-Adviser to be of comparable quality. Such high-yield securities are considered to be below “investment-grade” and are sometimes referred to as “junk bonds.” Generally, lower-rated securities pay higher yields than more highly rated securities to compensate investors for the higher risk.

The Portfolio may invest up to 25% of its assets in foreign securities. It ordinarily buys foreign securities that are traded in the United States or American Depositary Receipts (“ADRs”). The Portfolio may invest up to 10% of its assets in secured and unsecured corporate bank loans and loan participations.

The Sub-Adviser searches for undervalued or out-of-favor securities it believes offer opportunities for income today and significant growth tomorrow. It performs independent analysis of the debt securities being considered for the Portfolio’s investment portfolio, rather than relying principally on the ratings assigned by rating agencies. In its analysis, the Sub-Adviser considers a variety of factors, including:

  the experience and managerial strength of the company;
  responsiveness to changes in interest rates and business conditions;
  debt maturity schedules and borrowing requirements;
  the company’s changing financial condition and market recognition of the change; and
  a security’s relative value based on such factors as anticipated cash flow, interest or dividend coverage, asset coverage and earnings prospects.

The Portfolio may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended and the rules, regulations and exemptive orders thereunder.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

29

Description of the Portfolios (continued) Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the Sub-Adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Call Risk
Convertible Securities Risk
Credit Risk
Debt Securities Risk
Depositary Receipts Risk
Equity Securities Risk
Foreign Investment Risk
High-Yield, Lower-Grade Debt Securities Risk
Income Risk
Interest Rate Risk
Liquidity Risk
Manager Risk
Market and Company Risk
Market Trends Risk
Maturity Risk
Other Investment Companies Risk
Price Volatility Risk
Securities Lending Risk
U.S. Government Securities and Obligations Risk
Value Investing Risk

Please see “Summary of Principal Risks” following the “Description of the Portfolios” section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information (“SAI”).

Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the changes in the Portfolio’s performance from year to year, and the table compares the Portfolio’s performance to the performance of two broad measures of market performance and a composite index for the same period. The Portfolio’s past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

In addition, performance of a similarly managed fund is presented in the section of this Prospectus entitled “Performance of Similarly Managed Mutual Funds.”

30

Description of the Portfolios (continued)

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s Class I shares’ performance from year to year.

Year-by-Year Total Returns(1)
(For the periods ended December 31 of each year)

Best and Worst Quarterly Returns during this Period:

Best:	1st Quarter	2007:	2.71%
Worst:	3rd Quarter	2008:	(14.70)%

The following table provides some indication of the risks of investing in the Portfolio by comparing the Portfolio’s Class I shares’ performance to those of two broad measures of market performance – the Standard & Poor’s 500® Composite Stock Price (“S&P 500®”) Index and the Barclays Capital U.S. Intermediate Government/Credit Bond Index (formerly, the Lehman Brothers U.S. Intermediate Government/Credit Bond Index) and a composite index consisting of 60% S&P 500® Index and 40% Barclays Capital U.S. Intermediate Government/Credit Bond (“60% S&P 500®/40% Barclays Capital U.S. Intermediate Government/Credit Bond”) Index. The S&P 500® is an unmanaged index that measures the performance of securities of appropriately 500 of the larges companies in the United States. The Barclays Capital U.S. Intermediate Government/Credit Bond Index is an unmanaged index composed of securities including U.S. Government Treasury and agency securities. The Barclays Capital U.S. Intermediate Government/Credit Bond Index and composite index are included to provide additional comparison information. It does not reflect fees, brokerage commissions, or other expenses of investing. It is not possible to invest directly in the indices.

Average Annual Total Returns(1) (For the periods ended December 31, 2008)
	1 Year	5 Years (or Life of Class)	10 Years
Class I Return	(28.92)%	(7.64)%(1)	N/A
S&P 500® Index	(37.00)%	(11.19)%(2)	N/A
Barclays Capital U.S. Intermediate Government/Credit Bond Index	5.08%	6.35%(2)	N/A
60% S&P 500®/40% Barclays Capital U.S. Intermediate Government/Credit Bond Index	(22.08)%	(4.21)%(2)	N/A
(1)	Class I shares commenced operations on April 28, 2006.
(2)	The index returns are for the period beginning May 1, 2006.
31

Description of the Portfolios (continued)

ING Franklin Mutual Shares Portfolio

Sub-Adviser

Franklin Mutual Advisers, LLC (“Franklin Mutual”)

Investment Objective

Capital appreciation. Its secondary goal is income. The Portfolio’s investment objectives are not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

The Sub-Adviser normally invests primarily in equity securities (including securities convertible into, or that the Sub-Adviser expected to be exchanged for, common or preferred stock) of companies of any nation that the Sub-Adviser believes are available at market prices less than their value based on certain recognized or objective criteria (intrinsic value). Following this value-oriented strategy, under normal market conditions, the Portfolio invests primarily in:

  Undervalued Securities. Securities trading at a discount to their intrinsic value.

And, to a lesser extent, the Portfolio also invests in:

  Risk Arbitrage Securities. Securities of companies that are involved in restructurings such as mergers, acquisitions, consolidations, liquidations, spinoffs, or tender or exchange offers or securities that the Sub-Adviser believes are cheap relative to an economically similar security of another or the same company.
  Distressed Companies. Securities of companies that are, or are about to be, involved in reorganizations, financial restructurings, or bankruptcy.

Common and preferred stocks, and securities convertible into common stocks, are examples of equity securities.

In pursuit of its value-oriented strategy, the Portfolio is not limited to pre-set maximums or minimums governing the size of the companies in which it may invest. However, as a general rule, the Portfolio invests the equity portion of its portfolio primarily to predominantly in companies with market capitalizations (share price multiplied by the number of shares of common stock outstanding) greater than $5 billion, with a portion to significant amount in smaller companies.

While the Portfolio generally purchases securities for investment purposes, the Sub-Adviser may seek to influence or control management, or invest in other companies that do so, when the Sub-Adviser believes the Portfolio may benefit.

The Portfolio expects to invest significantly (up to 35% of its assets) in foreign securities. A debt security obligates the issuer to the bondholders or creditors, both to repay a loan of money at a future date and generally to pay interest.

The Portfolio may, from time to time, attempt to hedge (protect) against currency risks, largely using forward foreign currency exchange contracts (hedging instruments), when, in the Sub-Adviser’s opinion, it would be advantageous to the Portfolio to do so.

The Portfolio may also engage from time to time in an “arbitrage” strategy. When engaging in an arbitrage strategy, the Portfolio typically buys one security while at the same time selling short another security. The Portfolio generally buys the security that the Sub-Adviser believes is either cheap relative to the price of the other security or otherwise undervalued, and sells short the security that the manager believes is either expensive relative to the price of the other security or otherwise overvalued. In doing so, the Portfolio attempts to profit from a perceived relationship between the values of the two securities. The Portfolio generally engages in an arbitrage strategy in connection with an announced corporate restructuring, such as a merger, acquisition or tender offer, or other corporate action or event.

The Portfolio’s investments in Distressed Companies typically involve the purchase of bank debt, lower rated or defaulted debt securities, comparable unrated debt securities, or other indebtedness (or participations in the indebtedness) of, or trade claims against, such companies. Such other indebtedness generally represents a specific commercial loan or portion of a loan made to a company by a financial institution such as a bank. Loan participations represent fractional interests in a company’s indebtedness and are generally made available by banks or other institutional investors. By purchasing all or a part of a company’s direct indebtedness, the Portfolio, in effect, steps into the shoes of the lender. If the loan is secured, the Portfolio will have a priority claim to the assets of the company ahead of unsecured creditors and stockholders. The Portfolio generally makes such investments to achieve capital appreciation, rather than to seek income.

The Portfolio may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended and the rules, regulations and exemptive orders thereunder.

32

Description of the Portfolios (continued) Portfolio Selection

The Sub-Adviser employs a research driven, fundamental value strategy. In choosing equity investments, the Sub-Adviser focuses on the market price of a company’s securities relative to the Sub-Adviser’s own evaluation of the company’s asset value, book value, cash flow potential, long-term earnings, and multiples of earnings. Similarly, debt securities and other indebtedness, including loan participations, are generally selected based on the Sub-Adviser’s own analysis of the security’s intrinsic value rather than the coupon rate or rating of the security. The Sub-Adviser examines each investment separately and there are no set criteria as to specific value parameters, asset size, earnings or industry type.

Temporary Investments

The Sub-Adviser may keep a portion, which may be significant at times, of the Portfolio’s assets in cash or invested in high-quality, short-term money market securities, corporate debt, or direct or indirect U.S. and non-U.S. government and agency obligations, when it believes that insufficient investment opportunities meeting the Portfolio’s investment criteria exist or that it may otherwise be necessary to maintain liquidity. For example, when prevailing market valuations for securities are high, there may be fewer securities available at prices below their intrinsic value. In addition, when the Sub-Adviser believes market or economic conditions are unusual or unfavorable for investors, it may invest all or substantially all of the Portfolio’s assets in U.S. or non-U.S. dollar denominated short-term investments, including cash or cash equivalents. In these circumstances, the Portfolio may be unable to pursue its investment goal.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective.

The Portfolio also may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the Sub-Adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Convertible Securities Risk
Credit Risk
Currency Risk
Derivatives Risk
Equity Securities Risk
Foreign Investment Risk
High-Yield, Lower-Grade Debt Securities Risk
Investment Models Risk
Liquidity Risk
Manager Risk
Market Capitalization Risk
Mid-Capitalization Company Risk
Other Investment Companies Risk
Portfolio Turnover Risk
Risk Arbitrage Securities and Distressed Companies Risk
Securities Lending Risk
Small-Capitalization Company Risk
Sovereign Debt Risk
Value Investing Risk

Please see “Summary of Principal Risks” following the “Description of the Portfolios” section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information (“SAI”).

Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the Portfolio’s performance for the first full calendar year of operations, and the table compares the Portfolio’s performance to the performance of a broad measure of market performance for the same period. The Portfolio’s past performance is no guarantee of future results.

33

Description of the Portfolios (continued) The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

In addition, performance of a similarly managed fund is presented in the section of this Prospectus entitled “Performance of Similarly Managed Mutual Funds.”

The bar chart below provides some indication of the risks of investing in the Portfolio by showing the Portfolio’s Class I shares’ performance for the first full calendar year of operations.

Year-by-Year Total Return(1)
(For the period ended December 31)

Best and Worst Quarterly Returns during this Period:

Best:	2nd Quarter	2008:	(6.07)%
Worst:	4th Quarter	2008:	(21.48)%

The following table provides some indication of the risks of investing in the Portfolio by comparing the Portfolio’s Class I shares’ performance to that of a broad measure of market performance – the Standard & Poor’s® 500 Composite Stock Price (“S&P 500®”) Index. The S&P 500® is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States. It includes the reinvestment of dividends net of witholding taxes, but does not reflect fees, brokerage commissions, or other expenses of investing. It is not possible to invest directly in the index.

Average Annual Total Returns(1) (For the periods ended December 31, 2008)
	1 Year	5 Years (or Life of Class)	10 Years
Class I Return	(37.61)%	(26.01)%(1)	N/A
S&P 500® Index	(37.00)%	(24.04)%(2)	N/A
(1)	Class I shares commenced operations on April 30, 2007.
(2)	The index return is for the period beginning May 1, 2007.
^
34

Description of the Portfolios (continued)

ING Global Resources Portfolio

Sub-Adviser

ING Investment Management Co. (“ING IM”)

Investment Objective

Long-term capital appreciation. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

The Portfolio normally invests at least 80% of its net assets (plus borrowings for investment purposes) in the equity securities of companies in the natural resources industries located in a number of different countries, one of which may be the United States. The Portfolio will provide shareholders with at least 60 days’ prior notice of any change in this investment policy. A company is considered to be in a natural resources industry when it is significantly engaged, directly or indirectly, in natural resources, meaning that at least 50% of its assets, revenues, or operating profits are involved in or result from researching, exploring, developing, mining, refining, processing, fabricating, transporting, trading, distributing or owning natural resources assets. For these purposes, companies in the natural resources industries include those significantly engaged, directly or indirectly, in the following industries: Integrated Oil and Gas; Oil and Gas Exploration and Production; Oil and Gas Storage and Transportation; Oil and Gas Refining and Marketing; Coal and Consumable Fuels; Energy Equipment & Services; Metals & Mining; Precious Metals; Paper & Forest Products; Containers & Packaging; Gas Utilities; Real Estate Investment Trusts; Industrial Conglomerates; Diversified Consumer Materials; Electric Utilities; and Independent Power Producers and Energy Traders.

The Portfolio is permitted to invest up to a maximum of 50% of its net assets in any single industry that is engaged in any of the types of natural resources set out above. The investment strategy is based on the Sub-Adviser’s belief that investment in securities of companies in natural resources industries can protect against eroding monetary values or a rise in activity which consumes one or more types of commodities. The Portfolio also may invest in: securities issued by companies that are not in natural resources industries; investment-grade corporate debt; repurchase agreements; and derivatives. The Portfolio is permitted to invest directly in commodities including gold bullion and coins. The Portfolio may invest without limit in securities of foreign issuers, including emerging markets. Equity securities in which the Portfolio invests may be listed on the U.S. or foreign securities exchanges or traded over-the-counter and include: common stocks; direct equity interests in trusts (including Canadian Royalty Trusts); preferred stocks; partnerships, including master limited partnerships (“MLPs”); restricted securities; American Depositary Receipts (“ADRs”); and Global Depositary Receipts (“GDRs”).

The Portfolio normally invests in companies with a large market capitalization, but may also invest in mid- and small-sized companies. The Portfolio may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended and the rules, regulations and exemptive orders thereunder.

The Portfolio is permitted to invest in derivative securities and structured notes, whose value is linked to the price of a commodity or commodity index.

The Portfolio is non-diversified, and when compared with other funds, may invest a greater portion of its assets in a particular issuer. A non-diversified portfolio has greater exposure to the risk of default or the poor earnings of an issuer.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Portfolio may engage in frequent and active trading of Portfolio securities to achieve its investment objective.
35

Description of the Portfolios (continued)

Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the Sub-Adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Commodities Risk
Debt Securities Risk
Depositary Receipts Risk
Derivatives Risk
Diversification Risk
Emerging Markets Risk
Equity Securities Risk
Foreign Investment Risk
Industry Concentration Risk
Liquidity Risk
Manager Risk
Market and Company Risk
Mid-Capitalization Company Risk
Natural Resources Risk
Over-the-Counter Investment Risk
Other Investment Companies Risk
Portfolio Turnover Risk
Restricted and Illiquid Securities Risk
Sector Risk
Securities Lending Risk
Small-Capitalization Company Risk

Please see “Summary of Principal Risks” following the “Description of the Portfolios” section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information (“SAI”).

Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the changes in the Portfolio’s performance from year to year, and the table compares the Portfolio’s performance to the performance of two broad measures of market performance for the same period. The Portfolio’s past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under your Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

36

Description of the Portfolios (continued)

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s Class S shares’ (1999-2003) and Class I shares’ (2004-2008) performance from year to year.

Year-by-Year Total Returns(1)(2)
(For the periods ended December 31 of each year)

Best and Worst Quarterly Returns during this Period:

Best:	3rd Quarter	2005:	23.64%
Worst:	3rd Quarter	2008:	(29.90)%

The following table provides some indication of the risks of investing in the Portfolio by comparing the Portfolio’s Class I shares’ and Class S shares’ performance to those of two broad measures of market performance – the Standard & Poor’s 500® Composite Stock Price (“S&P 500®”) Index and the S&P North American Natural Resources Sector Index (formerly, the S&P GSSI Natural Resources Index). The S&P 500® is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States. The S&P North American Natural Resources Sector Index is an unmanaged index and a market-capitalization-weighted index of 112 stocks designed to measure the performance of companies in the natural resources sector, which includes energy, precious metal, timber and other sub-sectors. The S&P North American Natural Resources Sector Index is included to provide additional comparison information. The indices do not reflect fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in the indices.

Average Annual Total Returns(1)(2) (For the periods ended December 31, 2008)
	1 Year	5 Years	10 Years (or Life of Class)
Class I Return	(40.86)%	7.20%	12.83%(1)
S&P 500® Index	(37.00)%	(2.19)%	0.55%(3)
S&P North American Natural Resources Sector Index	(42.55)%	8.96%	12.02%(3)
Class S Return	(41.00)%	6.94%	8.28%
S&P 500® Index	(37.00)%	(2.19)%	(1.38)%
S&P North American Natural Resources Sector Index	(42.55)%	8.96%	8.37%
(1)	Class I shares commenced operations on July 2, 2003. Class S shares are not offered in this Prospectus. If they had been offered, Class I shares would have had substantially similar annual returns as Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Class I shares have different expenses.
(2)	On April 30, 2007, the Portfolio changed its principal investment strategies. ING IM has managed the Portfolio since January 3, 2006. Baring International Investment Limited managed the Portfolio from March 1, 1999 through December 31, 2005. Performance prior to March 1, 1999 is attributable to a different sub-adviser.
(3)	The index returns for the Class I shares are for the period beginning July 1, 2003.
37

Description of the Portfolios (continued)

ING Janus Contrarian Portfolio

Sub-Adviser

Janus Capital Management LLC (“Janus Capital”)

Investment Objective

Capital appreciation. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

The Portfolio invests, under normal circumstances, at least 80% of its net assets in equity securities with the potential for long-term growth of capital. The Sub-Adviser emphasizes investments in companies with attractive price/free cash flow, which is the relationship between the price of a stock and the company’s available cash from operations, minus capital expenditures. The Sub-Adviser will typically seek attractively valued companies that are improving their free cash flow and returns on invested capital. These companies may also include special situations companies that are experiencing management changes and/or are temporarily out of favor.

The Sub-Adviser applies a “bottom up” approach in choosing investments. In other words, the Sub-Adviser seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. The Sub-Adviser makes this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity or other similar selection criteria. Realization of income is not a significant consideration when the Sub-Adviser chooses investments for the Portfolio. Income realized on the Portfolio’s investments may be incidental to its objective.

The Portfolio is classified as non-diversified. Although the Portfolio may satisfy the requirements for a diversified Portfolio, its non-diversified classification gives the portfolio manager more flexibility to hold larger positions in a smaller number of securities than a portfolio that is classified as diversified. As a result, a single security’s increase or decrease in value may have a greater impact on the Portfolio’s net asset value or total return.

The Portfolio may also invest in foreign equity and debt securities (either indirectly through depositary receipts or directly in foreign markets), high-yield bonds (up to 20%) of any quality, index/structured securities, options, futures, forwards, swaps and other types of derivatives for hedging purposes or for non-hedging purposes such as seeking to enhance return, securities purchased on a when-issued, delayed delivery or forward commitment basis, illiquid investments (up to 15%) and from time to time, the Portfolio may invest more than 25% of its total assets in securities of companies in one or more market sectors.

The Portfolio may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended and the rules, regulations and exemptive orders thereunder.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the Sub-Adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Call Risk
Credit Risk
Debt Securities Risk
Depositary Receipts Risk
Derivatives Risk
Diversification Risk
Equity Securities Risk
Foreign Investment Risk
Growth Investing Risk
High-Yield, Lower-Grade Debt Securities Risk
Interest Rate Risk
Liquidity Risk
Manager Risk
Market and Company Risk
Market Capitalization Risk
Maturity Risk
Mid-Capitalization Company Risk
Other Investment Companies Risk
Restricted and Illiquid Securities Risk
Sector Risk
Securities Lending Risk
Small-Capitalization Company Risk
Special Situations Risk
Value Investing Risk

38

Description of the Portfolios (continued)

Please see “Summary of Principal Risks” following the “Description of the Portfolios” section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information (“SAI”).

Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the changes in the Portfolio’s performance from year to year, and the table compares the Portfolio’s performance to the performance of two broad measures of market performance for the same period. The Portfolio’s past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s Class S shares’ (2001-2006) and Class I shares’ (2007-2008) performance from year to year.

Year-by-Year Total Returns(1)
(For the periods ended December 31 of each year)

Best and Worst Quarterly Returns during this Period:

Best:	2nd Quarter	2003:	27.41%
Worst:	4th Quarter	2008:	(28.53)%
39

Description of the Portfolios (continued)

The following table provides some indication of the risks of investing in the Portfolio by comparing the Portfolio’s Class I shares’ and Class S shares’ performance to that of two broad measures of market performance – The Morgan Stanley Capital International All Country World (“MSCI AC World”) IndexSM and the Standard & Poor’s 500® Composite Stock Price (“S&P 500®”) Index. The MSCI AC World IndexSM is an unmanaged, free float-adjusted, market capitalization weighted index composed of stocks of companies located in countries throughout the world. The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States. The S&P 500® Index is included to provide additional comparison information. The indices do not reflect fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in the indices.

Average Annual Total Returns(1) (For the periods ended December 31, 2008)
	1 Year	5 Years (or Life of Class)	10 Years (or Life of Class)
Class I Return	(48.85)%	(12.45)%(1)	N/A
MSCI AC World IndexSM	(42.19)%	(12.22)%(2)	N/A
S&P 500® Index	(37.00)%	(11.19)%(2)	N/A
Class S Return	(48.98)%	0.55%	(0.37)%(1)
MSCI AC World IndexSM	(42.19)%	(0.06)%	(1.58)%(3)
S&P 500® Index	(37.00)%	(2.19)%	(3.76)%(2)
(1)	Class I shares commenced operations on April 28, 2006. Class S shares commenced operations on October 2, 2000. Class S shares are not offered in this Prospectus. If they had been offered, Class I shares would have had substantially similar annual returns as Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Class I shares have different expenses.
(2)	The index returns for Class I shares are for the period beginning May 1, 2006. The index returns for Class S shares are for the period beginning October 1, 2000.
(3)	Prior to December 31, 2001, the index did not include the deduction of withholding taxes. The gross index return is for the period beginning October 1, 2000.
40

Description of the Portfolios (continued)

ING JPMorgan Emerging Markets Equity Portfolio

Sub-Adviser

J.P. Morgan Investment Management Inc. (“JPMorgan”)

Investment Objective

Capital appreciation. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

The Portfolio normally invests at least 80% of its net assets (plus borrowings for investment purposes) in the equity securities of issuers located in at least three countries with emerging securities markets. The Portfolio will provide shareholders with at least 60 days’ prior notice of any change in this investment policy. Countries with emerging markets include most countries in the world except Australia, Canada, Japan, New Zealand, the United Kingdom, the United States, and most of the countries of western Europe. Equity securities in which the Portfolio can invest may include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants to buy common stocks and privately placed securities, and other investment companies. The Portfolio may also invest to a lesser extent in debt securities of issuers in countries with emerging markets.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Portfolio can invest. The Portfolio may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Portfolio may use derivatives to hedge various investments and for risk management.

The Portfolio may overweight or underweight countries relative to its benchmark, the Morgan Stanley Capital International Emerging Markets (“MSCI Emerging Markets”) IndexSM. The Portfolio emphasizes securities that are ranked as undervalued, while underweighting or avoiding securities that appear overvalued. The Portfolio typically maintains full currency exposure to those markets in which it invests. However, the Portfolio may from time to time hedge a portion of its foreign currency exposure into the U.S. dollar. The Portfolio may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest. The Portfolio may also invest in high-quality, short-term money market instruments and repurchase agreements.

The Portfolio may invest in high-yield securities which are below investment-grade (junk bonds). The Portfolio may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities. The Portfolio may enter into “dollar rolls,” in which the Portfolio sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

Where the capital markets in certain countries are either less developed or not easy to access, the Portfolio may invest in these countries by investing in closed-end investment companies that are authorized to invest in those countries, subject to the limitations of the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

The Portfolio may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended and the rules, regulations and exemptive orders thereunder.

In managing the Portfolio, the Sub-Adviser seeks to add value primarily through stock selection. Thus, decisions relating to country weightings are secondary to those relating to the individual stocks included in the Portfolio. The Sub-Adviser is primarily responsible for implementing the recommendations of country specialists, who make their recommendations based on the stock ranking system described below.

Country specialists use their local expertise to identify, research and rank companies according to their expected performance. Stocks are assessed using a two-part analysis, which considers both expected short-term price moves (stock ranks) and longer-term business growth characteristics and qualitative factors (strategic classifications).

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 30% of its total assets.
41

Description of the Portfolios (continued)

Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the Sub-Adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Call Risk
Convertible Securities Risk
Credit Risk
Currency Risk
Debt Securities Risk
Depositary Receipts Risk
Derivatives Risk
Emerging Markets Risk
Equity Securities Risk
Foreign Investment Risk
High-Yield, Lower-Grade Debt Securities Risk
Interest Rate Risk
Liquidity Risk
Manager Risk
Market and Company Risk
Mortgage-Related Securities Risk
Other Investment Companies Risk
Restricted and Illiquid Securities Risk
Securities Lending Risk
Small-Capitalization Company Risk

Please see “Summary of Principal Risks” following the “Description of the Portfolios” section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information (“SAI”).

Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the changes in the Portfolio’s performance from year to year, and the table compares the Portfolio’s performance to the performance of a broad measure of market performance for the same period. The Portfolio’s past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

42

Description of the Portfolios (continued)

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s Class S shares’ (1999-2005) and Class I shares’ (2006-2008) performance from year to year.

Year-by-Year Total Returns(1)(2)
(For the periods ended December 31 of each year)

Best and Worst Quarterly Returns during this Period:

Best:	4th Quarter	1999:	31.50%
Worst:	4th Quarter	2008:	(26.67)%

The following table provides some indication of the risks of investing in the Portfolio by comparing the Portfolio’s Class I shares’ and Class S shares’ performance to that of a broad measure of market performance – the Morgan Stanley Capital International Emerging Markets (“MSCI Emerging Markets”) IndexSM. The MSCI Emerging Markets IndexSM is an unmanaged index that measures the performance of securities listed on exchanges in developing nations throughout the world. It includes the reinvestment of dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in the index.

Average Annual Total Returns(1)(2) (For the periods ended December 31, 2008)
	1 Year	5 Years (or Life of Class)	10 Years
Class I Return	(51.21)%	(1.72)%(1)	N/A
MSCI Emerging Markets IndexSM	(53.33)%	(2.99)%(3)	N/A
Class S Return	(51.32)%	7.76%	6.79%
MSCI Emerging Markets IndexSM	(53.33)%	7.66%	9.31%
(1)	Class I shares commenced operations on December 2, 2005. Class S shares are not offered in this Prospectus. If they had been offered, Class I shares would have had substantially similar annual returns as Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Class I shares have different expenses.
(2)	JPMorgan has managed the Portfolio since April 29, 2005. ING Investment Management Advisors B.V. managed the Portfolio from March 1, 2004 through April 28, 2005. Baring International Investment Limited managed the Portfolio from March 1, 1999 through February 29, 2004. Performance prior to March 1, 1999 is attributable to a different sub-adviser.
(3)	The index return for Class I shares is for the period beginning December 1, 2005.
43

Description of the Portfolios (continued)

ING Liquid Assets Portfolio

Sub-Adviser

ING Investment Management Co. (“ING IM”)

Investment Objective

High level of current income consistent with the preservation of capital and liquidity. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

The Portfolio will operate as a diversified portfolio and invest in a portfolio of high-quality, U.S. dollar denominated short-term debt securities that are determined by the Sub-Adviser to present minimal credit risks.

The Portfolio may maintain a rating from one or more rating agencies that provide ratings on money market funds. There can be no assurance that the Portfolio will maintain any particular rating or maintain it with a particular rating agency. To maintain a rating, the Sub-Adviser may manage the Portfolio more conservatively than if it was not rated.

Portfolio investments of the Portfolio are valued based on the amortized cost valuation method pursuant to Rule 2a-7 under the Investment Company Act of 1940 (“Rule 2a-7”). Obligations in which the Portfolio invests generally have remaining maturities of 397 days or less, although upon satisfying certain conditions of Rule 2a-7, the Portfolio may, to the extent otherwise permissible, invest in instruments subject to repurchase agreements and certain variable and floating rate obligations that bear longer final maturities. The dollar-weighted average portfolio maturity of the Portfolio will not exceed 90 days.

The Portfolio will invest in obligations permitted to be purchased under Rule 2a-7 including, but not limited to: (i) U.S. government securities and obligations of its agencies or instrumentalities; (ii) commercial paper, mortgage- and asset-backed securities, repurchase agreements, guaranteed investment contracts, municipal securities, loan participation interests and medium-term notes; (iii) other money market mutual funds; and (iv) the following domestic, Yankee Dollar and Eurodollar obligations: certificates of deposit, time deposits, bankers acceptances, and other promissory notes, including floating and variable rate obligations issued by U.S. or foreign bank holding companies and their bank subsidiaries, branches and agencies. The Portfolio may invest more than 25% of its total assets in instruments issued by domestic banks. The Portfolio may significantly invest in securities issued by financial services companies, including, among other entities, banks and bank holding companies, investment banks, trust companies, insurance companies, finance companies, and broker-dealers.

The Portfolio may purchase securities on a when-issued basis and purchase or sell them on a forward commitment basis. The Portfolio may also invest in variable rate master demand obligations, which are unsecured demand notes that permit the underlying indebtedness to vary, and provide for periodic adjustments in the interest rate.

In choosing investments for the Portfolio, the Sub-Adviser employs a highly disciplined, four step investment process designed to ensure preservation of capital and liquidity as well as adherence to regulatory requirements. The four steps are:

  first, a formal list of high-quality issuers is actively maintained;
  second, securities of issuers on the approved list which meet maturity guidelines and are rated first tier (i.e., they are given the highest short-term rating by at least two nationally recognized statistical rating organizations, or by a single rating organization if a security is rated only by that organization, or are determined to be of comparable quality by the Sub-Adviser pursuant to guidelines approved by the Portfolio’s Board of Trustees), are selected for investment;
  third, diversification is continuously monitored to ensure that regulatory limits are not exceeded; and
  finally, portfolio maturity decisions are made based upon expected cash flows, income opportunities available in the market and expectations of future interest rates.

The Portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.
44

Description of the Portfolios (continued)

Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the Sub-Adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Credit Risk
Foreign Investment Risk
Interest Rate Risk
Liquidity Risk
Mortgage-Related Securities Risk
Other Investment Companies Risk
Sector Risk
U.S. Government Securities and Obligations Risk

An investment in the Portfolio is not insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

Please see “Summary of Principal Risks” following the “Description of the Portfolios” section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information (“SAI”).

Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the changes in the Portfolio’s performance from year to year, and the table compares the Portfolio’s performance to the performance of a broad measure of market performance for the same period. The Portfolio’s past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

45

Description of the Portfolios (continued)

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s Class S shares’ (1999-2004) and Class I shares’ (2005-2008) performance from year to year.

Year-by-Year Total Returns(1)
(For the periods ended December 31 of each year)

Best and Worst Quarterly Returns during this Period:

Best:	3rd Quarter	2000:	1.56%
Worst:	2nd Quarter	2004:	0.16%

The following table provides some indication of the risks of investing in the Portfolio by comparing the Portfolio’s Class I shares’ and Class S shares’ performance to that of a broad measure of market performance – the iMoneyNet First Tier Retail Index. The iMoneyNet First Tier Retail Index is an unmanaged index that includes the most broadly based money market funds. The index does not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in the index.

Average Annual Returns(1) (For the periods ended December 31, 2008)
	1 Year	5 Years (or Life of Class)	10 Years
Class I Return	2.70%	3.59%(1)	N/A
iMoneyNet First Tier Retail Index	2.13%	3.00%(2)	N/A
Class S Return	2.44%	3.14%	3.24%
iMoneyNet First Tier Retail Index	2.13%	2.81%	2.95%
(1)	Class I shares commenced operations on May 7, 2004. Class S shares are not offered in this Prospectus. If they had been offered, Class I shares would have had substantially similar annual returns as Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Class I shares have different expenses.
(2)	The index return for Class I shares is for the period beginning May 1, 2004.

For the Portfolio’s Class I shares’ 7 day yield and current 7 day effective yield, please call the Portfolio at (800) 366-0066.

46

Description of the Portfolios (continued)

ING Marsico Growth Portfolio

Sub-Adviser

Marsico Capital Management, LLC (“Marsico”)

Investment Objective

Capital appreciation. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

The Portfolio invests primarily in equity securities selected for their long-term growth potential. The Portfolio will normally hold a core position of between 35 and 50 common stocks primarily emphasizing larger companies. The Sub-Adviser defines large companies as companies that typically have market capitalizations in the range of $4 billion or more at the time of purchase. The Portfolio may hold a limited number of additional common stocks at times, such as when the Sub-Adviser is accumulating new positions, phasing out and replacing existing positions, or responding to exceptional market conditions.

In selecting investments for the Portfolio, the Sub-Adviser uses an approach that combines “top-down” macroeconomic analysis with “bottom-up” stock selection.

The “top-down” approach may take into consideration macroeconomic factors such as, without limitation, interest rates, inflation, demographics, the regulatory environment and the global competitive landscape. In addition, the Sub-Adviser may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation and the sustainability of financial trends observed. As a result of the “top-down” analysis, the Sub-Adviser seeks to identify sectors, industries and companies that may benefit from the overall trends the Sub-Adviser has observed.

The Sub-Adviser then looks for individual companies or securities with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company or security may be a suitable investment, the Sub-Adviser may focus on any number of different attributes that may include, without limitation, the company’s specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; and reasonable valuations in the context of projected growth rates and other indications that a company or security may be an attractive investment prospect. This process is called “bottom-up” stock selection.

As part of this fundamental, “bottom-up” research, the Sub-Adviser may visit with various levels of a company’s management, as well as with its customers and (as relevant) suppliers, distributors, and competitors. The Sub-Adviser also may prepare detailed earnings and cash flow models of companies. These models may assist the Sub-Adviser in projecting potential earnings growth, current income and other important company financial characteristics under different scenarios. Each model is typically customized to follow a particular company and is generally intended to replicate and describe a company’s past, present and potential future performance. The models may include quantitative information and detailed narratives that reflect updated interpretations of corporate data and company and industry developments.

The Sub-Adviser may reduce or sell investments in portfolio securities if, in the opinion of the Sub-Adviser, a security’s fundamentals change substantively, its price appreciates excessively in relation to fundamental prospects, the company appears unlikely to realize its growth potential or current income potential, more attractive investment opportunities appear elsewhere, or for other reasons.

The Portfolio’s core investments generally may include established companies and securities that offer long-term growth potential. However, the Portfolio also may typically include securities of less mature companies, companies of securities with more aggressive growth characteristics and companies undergoing significant changes (e.g., the introduction of a new product line, the appointment of a new management team, or an acquisition).

If the Sub-Adviser is unable to find such investments, a significant portion of the Portfolio’s assets may be in cash or similar investments.

The Portfolio may also invest in foreign securities including American Depositary Receipts (“ADRs”) or other depositary receipts (including in emerging or developing markets) and forward foreign currency contracts, futures and options.

47

Description of the Portfolios (continued) The Portfolio may invest more than 25% of its total assets in securities of companies in a single market sector, though it will not invest more than 25% of its total assets in a particular industry within a sector.

When the Sub-Adviser believes that market conditions are unfavorable for profitable investing, or it is otherwise unable to locate attractive investment opportunities, the Portfolio’s cash or similar investments may increase. In other words, the Portfolio may not always stay fully invested in stocks and bonds. Cash or similar investments generally are a residual – they represent the assets that remain after the Sub-Adviser has committed available assets to desirable investment opportunities.

The Portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted by the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the Sub-Adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Currency Risk
Depositary Receipts Risk
Derivatives Risk
Emerging Markets Risk
Equity Securities Risk
Foreign Investment Risk
Growth Investing Risk
Investment Models Risk
Liquidity Risk
Manager Risk
Market and Company Risk
Market Capitalization Risk
Market Trends Risk
Other Investment Companies Risk
Price Volatility Risk
Sector Risk
Securities Lending Risk

Please see “Summary of Principal Risks” following the “Description of the Portfolios” section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information (“SAI”).

Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the changes in the Portfolio’s performance from year to year, and the table compares the Portfolio’s performance to the performance of a broad measure of market performance for the same period. The Portfolio’s past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

48

Description of the Portfolios (continued)

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s Class S shares’ (1999-2003) and Class I shares’ (2004-2008) performance from year to year.

Year-by-Year Total Returns(1)(2)
(For the periods ended December 31 of each year)

Best and Worst Quarterly Returns during this Period:

Best:	4th Quarter	1999:	41.31%
Worst:	1st Quarter	2001:	(24.22)%

The following table provides some indication of the risks of investing in the Portfolio by comparing the Portfolio’s Class I shares’ and Class S shares’ performance to that of a broad measure of market performance – the Standard & Poor’s 500® Composite Stock Price (“S&P 500®”) Index. The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States. The index does not reflect fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in the index.

Average Annual Total Returns(1)(2) (For the periods ended December 31, 2008)
	1 Year	5 Years	10 Years (or Life of Class)
Class I Return	(40.16)%	(2.36)%	1.94%(1)
S&P 500® Index	(37.00)%	(2.19)%	1.68%(3)
Class S Return	(40.31)%	(2.61)%	(2.28)%
S&P 500® Index	(37.00)%	(2.19)%	(1.38)%
(1)	Class I shares commenced operations on May 1, 2003. Class S shares are not offered in this Prospectus. If they had been offered, Class I shares would have had substantially similar annual returns as Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent that Class S and Class I shares have different expenses.
(2)	Marsico has managed the Portfolio since December 13, 2002. Performance prior to this date is attributable to a different sub-adviser.
(3)	The index return for the Class I shares is for the period beginning May 1, 2003.
49

Description of the Portfolios (continued)

ING Marsico International Opportunities Portfolio

Sub-Adviser

Marsico Capital Management, LLC (“Marsico”)

Investment Objective

Long-term growth of capital. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

The Portfolio is a diversified portfolio and invests primarily (no less than 65% of its total assets) in common stocks of foreign companies that are selected for their long-term growth potential. The Portfolio may invest in companies of any size throughout the world. The Portfolio normally invests in issuers from a number of different countries not including the United States.

The Portfolio may invest, without limit, in foreign investments including American Depositary Receipts (“ADRs”) or other depositary receipts. These investments may be publicly traded in the United States or on a foreign exchange, and may be bought and sold in a foreign currency. The Portfolio generally selects foreign securities on a stock-by-stock basis based on considerations such as growth potential. Primarily for hedging purposes, the Portfolio may use options (including options on securities and securities indices), futures and forward foreign currency contracts. The Portfolio may invest in common stocks of companies operating in emerging markets. Some issuers or securities in the Portfolio may be based or economically tied to the United States.

Under normal market conditions, the Portfolio may invest up to 10% of its total assets in all types of fixed-income securities including up to 5% of its total assets in high-yield bonds or up to 5% in mortgage- and asset-backed securities.

The Portfolio may invest up to 15% of its net assets in illiquid investments, which are securities that cannot be sold or disposed of quickly in the normal course of business. The Portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted by the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

In selecting investments for the Portfolio, the Sub-Adviser uses an approach that combines “top-down” macroeconomic analysis with “bottom-up” stock selection.

The “top-down” approach may take into consideration macroeconomic factors such as, without limitation, interest rates, inflation, demographics, the regulatory environment and the global competitive landscape. In addition, the Sub-Adviser may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation and the sustainability of financial trends observed. As a result of the “top-down” analysis, the Sub-Adviser seeks to identify sectors, industries and companies that may benefit from the overall trends the Sub-Adviser has observed.

The Sub-Adviser then looks for individual companies with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company or security may be a suitable investment, the Sub-Adviser may focus on any of a number of different attributes, that may include, without limitation, the company’s specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; reasonable valuations in the context of projected growth rates; and other indication that a company or security may be an attractive investment prospect. This process is called “bottom-up” stock selection.

As part of this fundamental, “bottom-up” research, the Sub-Adviser may visit with various levels of a company’s management, as well as with its customers and (as relevant), suppliers, distributors and competitors. The Sub-Adviser also may prepare detailed earnings and cash flow models of companies. These models may assist the Sub-Adviser in projecting potential earnings growth, current income and other important company financial characteristics under different scenarios. Each model is typically customized to follow a particular company and is generally intended to replicate and describe a company’s past, present and potential future performance. The models may include quantitative information and detailed narratives that reflect updated interpretations of corporate data and company and industry developments.

The Sub-Adviser may reduce or sell investments in Portfolio securities if, in the opinion of the Sub-Adviser, a security’s fundamentals change substantially, its price appreciates excessively in relation to fundamental prospects, the company appears unlikely to realize its growth potential, more attractive investment opportunities appear elsewhere or for other reason.

50

Description of the Portfolios (continued) The Portfolio’s core investments generally may include, established companies and securities that offer long-term growth potential. However, the Portfolio also may typically include securities of less mature companies, companies or securities with more aggressive growth characteristics, and companies undergoing significant changes (e.g., the introduction of a new product line, the appointment of a new management team, or an acquisition).

The Portfolio may invest more than 25% of its total assets in securities of companies in a single market sector, though it will not invest more than 25% of its total assets in a particular industry within a sector.

When the Sub-Adviser believes that market conditions are unfavorable for profitable investing, or it is otherwise unable to locate attractive investment opportunities, the Portfolio’s cash or similar investments may increase. In other words, the Portfolio may not always stay fully invested in stocks and bonds. Cash or similar investments generally are a residual – they represent the assets that remain after the Sub-Adviser has committed available assets to desirable investment opportunities. Frequency of portfolio turnover will not be a limiting factor if the Sub-Adviser considers it advantageous to purchase or sell securities.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the Sub-Adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Credit Risk
Currency Risk
Debt Securities Risk
Depositary Receipts Risk
Derivatives Risk
Emerging Markets Risk
Equity Securities Risk
Foreign Investment Risk
Growth Investing Risk
High-Yield, Lower-Grade Debt Securities Risk
Interest Rate Risk
Investment Models Risk
Liquidity Risk
Manager Risk
Market and Company Risk
Market Capitalization Risk
Market Trends Risk
Mid-Capitalization Company Risk
Mortgage-Related Securities Risk
Other Investment Companies Risk
Over-the-Counter Investment Risk
Price Volatility Risk
Restricted or Illiquid Securities Risk
Sector Risk
Securities Lending Risk
Small-Capitalization Company Risk

Please see “Summary of Principal Risks” following the “Description of the Portfolios” section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information (“SAI”).

Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the changes in the Portfolio’s performance from year to year, and the table compares the Portfolio’s performance to the performance of a broad measure of market performance for the same period. The Portfolio’s past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

51

Description of the Portfolios (continued)

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s Class I shares’ performance from year to year.

Year-by-Year Total Returns(1)
(For the periods ended December 31 of each year)

Best and Worst Quarterly Returns during this Period:

Best:	4th Quarter	2006:	11.50%
Worst:	4th Quarter	2008:	(26.74)%

The following table provides some indication of the risks of investing in the Portfolio by comparing the Portfolio’s Class I shares’ performance to that of a broad measure of market performance – the Morgan Stanley Capital International Europe, Australasia and Far East® (“MSCI EAFE®”) Index. The MSCI EAFE® Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australasia and the Far East. The index includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in the index.

Average Annual Total Returns(1) (For the periods ended December 31, 2008)
	1 Year	5 Years (or Life of Class)	10 Years
Class I Return	(49.34)%	(1.23)%(1)	N/A
MSCI EAFE® Index	(43.38)%	(2.07)%(2)	N/A
(1)	Class I shares commenced operations on April 29, 2005.
(2)	The index return is for the period beginning May 1, 2005.
52

Description of the Portfolios (continued)

ING MFS Total Return Portfolio

Sub-Adviser

Massachusetts Financial Services Company (“MFS”)

Investment Objective

Above-average income (compared to a portfolio entirely invested in equity securities) consistent with the prudent employment of capital. A secondary objective is the reasonable opportunity for growth of capital and income. The Portfolio’s investment objectives are not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

The Sub-Adviser invests the Portfolio’s assets in equity securities and debt instruments. The Sub-Adviser seeks to invest between 40% and 75% of the Portfolio’s assets in equity securities and at least 25% of the Portfolio’s assets in fixed-income senior securities. The Sub-Adviser may invest up to 25% of the Portfolio’s assets in foreign securities, including up to 10% in emerging market securities.

The Sub-Adviser focuses on investing the Portfolio’s assets in the stocks of companies that it believes are undervalued compared to their perceived worth (value companies). Value companies tend to have stock prices that are low relative to their earnings, dividends, assets or other financial measures.

While the Sub-Adviser may invest the Portfolio’s assets in companies of any size, the Sub-Adviser generally focuses on companies with large capitalizations.

With respect to the Portfolio’s investments in debt securities, the Sub-Adviser generally invests substantially all of the Portfolio’s investments in investment-grade debt instruments.

The Portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted by the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

The Sub-Adviser may invest the Portfolio’s assets in mortgage dollar rolls.

The Sub-Adviser may use derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the Portfolio, or as alternatives to direct investments.

The Sub-Adviser uses a bottom-up investment approach in buying and selling investments for the Portfolio. Investments are selected primarily based on fundamental analysis of issuers or instruments in light of market, economic, political and regulatory conditions. Factors considered for equity securities may include analysis of earnings, cash flows, competitive position and management ability. Quantitative analysis of these and other factors may also be considered. Factors considered for debt instruments may include the instrument’s credit quality, collateral characteristics and indenture provisions and the issuer’s management ability, capital structure, leverage and ability to meet its current obligations. Quantitative analysis of the structure of a debt instrument and its features may also be considered.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

Principal Investment Types

Equity Securities: Equity securities represent an ownership interest, or the right to acquire an ownership interest, in a company or other issuer. Different types of equity securities provide different voting and dividend rights and priorities in the event of bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, securities convertible into stocks and depositary receipts for those securities.

Debt Instruments: Debt instruments represent obligations of corporations, governments and other entities to repay money borrowed. The issuer or borrower usually pays a fixed, variable or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the instrument. Some debt instruments, such as zero-coupon bonds or payment-in-kind bonds, do not pay current interest. Other debt instruments, such as certain mortgage-backed and other asset-backed securities, make periodic payments of interest and/or principal. Some debt instruments are partially or fully secured by collateral supporting the payment of interest and principal.

Corporate Bonds: Corporate bonds are debt instruments issued by domestic or foreign corporations or similar entities.

U.S. Government Securities: U.S. government securities are securities issued or guaranteed by the U.S. Treasury, by an agency or instrumentality of the U.S. government, or by a U.S. government-sponsored entity. Certain U.S. government securities are not supported as to the payment of principal and interest by the full faith and credit of the U.S. Treasury or the ability to borrow from the U.S. Treasury. Some U.S. government securities are supported as to the payment of principal and interest only by the credit of the entity issuing or guaranteeing the security. U.S. government securities include mortgage-backed securities and other types of collateralized instruments issued or guaranteed by the U.S. Treasury, by an agency or instrumentality of the U.S. government, or by a U.S. government-sponsored entity.

53

Description of the Portfolios (continued) Collateralized Instruments: Collateralized instruments include mortgage-backed securities and other interests in pools of assets, such as loans or receivables. Payment of principal and interest generally depends on the cash flows generated by the underlying assets and the terms of the instrument. Certain collateralized instruments offer multiple classes that differ in terms of their priority to receive principal and/or interest payments under the terms of the instrument. Collateralized instruments typically involve a third party responsible for servicing the instrument and performing operational functions such as collecting and aggregating principal, interest and escrow payments, accounting and loan analysis.

Municipal Instruments: Municipal instruments are issued to raise money for a variety of public and private purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal instruments include general obligation bonds of municipalities, local or state governments, project or revenue-specific bonds, municipal lease obligations, and prerefunded or escrowed bonds. Municipal instruments may be fully or partially supported by the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or assets, by the issuer’s pledge to make annual appropriations for lease payments, or by domestic or foreign entities providing credit support, such as letters of credit, guarantees, or insurance.

Foreign Government Securities: Foreign government securities are debt instruments issued, guaranteed, or supported, as to the payment of principal and interest, by foreign governments, foreign government agencies, foreign semi-governmental entities or supranational entities, or debt instruments issued by entities organized and operated for the purpose of restructuring outstanding foreign government securities. Foreign government securities may not be supported as to the payment of principal and interest by the full faith and credit of the foreign government.

Inflation-Adjusted Debt Instruments: Inflation-adjusted debt instruments are debt instruments whose principal and/or interest are adjusted for inflation. Inflation-adjusted debt instruments issued by the U.S. Treasury pay a fixed rate of interest that is applied to an inflation-adjusted principal amount. The principal amount is adjusted based on changes in the Consumer Price Index. The principal due at maturity is typically equal to the inflation-adjusted principal amount, or to the instrument’s original par value, whichever is greater. Other types of inflation-adjusted debt instruments may use other methods of adjusting for inflation, and other measures of inflation. Other issuers of inflation-adjusted debt instruments include U.S. government agencies, instrumentalities and sponsored entities, corporations, and foreign governments.

Mortgage Dollar Rolls: Mortgage dollar rolls are simultaneous agreements with a third party both to sell a mortgage-backed security and to purchase a similar security from the third party on a later date, for an agreed-upon price.

Derivatives: Derivatives are financial instruments whose value is based on the value of one or more underlying indicators or the difference between underlying indicators. Underlying indicators may include a security or other financial instrument, asset, currency, interest rate, credit rating, commodity, volatility measure, or index. Derivatives often involve a counterparty to the transaction. Derivatives include futures, forward contracts, options, structured securities, inverse floating rate instruments, swaps, caps, floors, and collars.

Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the Sub-Adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Asset Allocation Risk
Call Risk
Convertible Securities Risk
Credit Risk
Currency Risk
Debt Securities Risk
Depositary Receipts Risk
Derivatives Risk
Emerging Markets Risk
Equity Securities Risk
Foreign Investment Risk
Income Risk
Interest Rate Risk
Investment Style Risk
Leveraging Risk
Liquidity Risk
Manager Risk
Market and Company Risk
Market Capitalization Risk
Maturity Risk
Mortgage-Related Securities Risk
Other Investment Companies Risk
Over-the-Counter Investment Risk
Price Volatility Risk
Securities Lending Risk
Sovereign Debt Risk
U.S. Government Securities and Obligations Risk
Value Investing Risk

54

Description of the Portfolios (continued)

Please see “Summary of Principal Risks” following the “Description of the Portfolios” section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information (“SAI”).

Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the changes in the Portfolio’s performance from year to year, and the table compares the Portfolio’s performance to the performance of two broad measures of market performance and a composite index for the same period. The Portfolio’s past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s Class S shares’ (1999-2003) and Class I shares’ (2004-2008) performance from year to year.

Year-by-Year Total Returns(1)
(For the periods ended December 31 of each year)

Best and Worst Quarterly Returns during this Period:

Best:	2nd Quarter	2003:	10.75%
Worst:	4th Quarter	2008:	(12.00)%
55

Description of the Portfolios (continued)

The following table provides some indication of the risks of investing in the Portfolio by comparing the Portfolio’s Class I shares’ and Class S shares’ performance to those of two broad measures of market performance – the Standard & Poor’s 500® Composite Stock Price (“S&P 500®”) Index and the Barclays Capital U.S. Aggregate Bond (“BCAB”) Index (formerly, the Lehman Brothers U.S. Aggregate Bond Index) and a composite index – consisting of 60% S&P 500® and 40% BCAB (“Composite”) Index. The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States. The BCAB Index is a widely recognized, unmanaged index of publicly issued fixed-rate U.S. government, investment-grade, mortgage-backed and corporate debt securities. The BCAB Index and the Composite Index are included to provide additional comparison information. The indices do not reflect fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in the indices.

Average Annual Total Returns(1) (For the periods ended December 31, 2008)
	1 Year	5 Years	10 Years (or Life of Class)
Class I Return	(22.17)%	0.92%	3.17%(1)
S&P 500® Index	(37.00)%	(2.19)%	1.68%(2)
BCAB Index	5.24%	4.43%	4.43%(2)
Composite Index	(22.06)%	0.71%	2.99%(2)
Class S Return	(22.35)%	0.66%	3.32%
S&P 500® Index	(37.00)%	(2.19)%	(1.38)%
BCAB Index	5.24%	4.43%	5.63%
Composite Index	(22.06)%	0.71%	1.69%
(1)	Class I shares commenced operations on May 1, 2003. Class S shares are not offered in this Prospectus. If they had been offered, Class I shares would have had substantially similar annual returns as Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent that Class S and Class I shares have different expenses.
(2)	The index returns for the Class I shares are for the period beginning May 1, 2003.
56

Description of the Portfolios (continued)

ING MFS Utilities Portfolio

Sub-Adviser

Massachusetts Financial Services Company (“MFS”)

Investment Objective

Total return. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

The Sub-Adviser normally invests at least 80% of its net assets (plus borrowings for investment purposes) in securities of issuers in the utilities sector. The Portfolio will provide shareholders with at least 60 days’ prior notice of any change in this investment policy. The Sub-Adviser considers a company to be in the utilities sector if, at the time of investment, the Sub-Adviser determines that a substantial portion (i.e., at least 50%) of the company’s assets or revenues are derived from one or more utilities. Issuers in the utilities sector include issuers engaged in the manufacture, production, generation, transmission, sale or distribution of electric, gas or other types of energy, water or other sanitary services and issuers engaged in telecommunications, including telephone, cellular telephone, telegraph, satellite, microwave, cable television and other communications media (but not issuers engaged in public broadcasting).

The Sub-Adviser may invest the Portfolio’s assets in companies of any size. The Sub-Adviser may invest the Portfolio’s assets in U.S. and foreign securities, including emerging market securities. The Sub-Adviser primarily invests the Portfolio’s assets in equity securities, but may also invest in debt instruments, including lower quality debt instruments (commonly known as “junk bonds”). The Sub-Adviser primarily invests the portfolio’s investments in debt instruments in investment-grade debt instruments, but may also invest in lower quality debt instruments.

The Portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted by the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

The Sub-Adviser may use derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the Portfolio, or as alternatives to direct investments.

The Sub-Adviser uses a bottom-up investment approach in buying and selling investments for the Portfolio. Investments are selected primarily based on fundamental analysis of issuers or instruments in light of market, economic, political and regulatory conditions. Factors considered for equity securities may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered. Factors considered for debt instruments may include the instrument’s credit quality, collateral characteristics and indenture provisions and the issuer’s management ability, capital structure, leverage, and ability to meet its current obligations. Quantitative analysis of the structure of a debt instrument and its features may also be considered.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

Principal Investment Types

Equity Securities: Equity securities represent an ownership interest, or the right to acquire an ownership interest, in a company or other issuer. Different types of equity securities provide different voting and dividend rights and priorities in the event of bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, securities convertible into stocks, and depositary receipts for those securities.

Debt Instruments: Debt instruments represent obligations of corporations, governments and other entities to repay money borrowed. The issuer or borrower usually pays a fixed, variable or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the instrument. Some debt instruments, such as zero-coupon bonds or payment-in-kind bonds, do not pay current interest. Other debt instruments, such as certain mortgage-backed and other asset-backed securities, make periodic payments of interest and/or principal. Some debt instruments are partially or fully secured by collateral supporting the payment of interest and principal.

Lower Quality Debt Instruments: Lower quality debt instruments, commonly referred to as “high-yield securities” or “junk bonds,” are debt instruments of less than investment-grade quality.

Corporate Bonds: Corporate bonds are debt instruments issued by domestic or foreign corporations or similar entities.

57

Description of the Portfolios (continued) Derivatives: Derivatives are financial instruments whose value is based on the value of one or more underlying indicators or the difference between underlying indicators. Underlying indicators may include a security or other financial instrument, asset, currency, interest rate, credit rating, commodity, volatility measure, or index. Derivatives often involve a counterparty to the transaction. Derivatives include futures, forward contracts, options, structured securities, inverse floating rate instruments, swaps, caps, floors, and collars.

Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the Sub-Adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Call Risk
Convertible Securities Risk
Credit Risk
Currency Risk
Debt Securities Risk
Depositary Receipts Risk
Derivatives Risk
Emerging Markets Risk
Equity Securities Risk
Foreign Investment Risk
High Yield, Lower-Grade Debt Securities Risk
Industry Concentration Risk
Interest Rate Risk
Leveraging Risk
Liquidity Risk
Manager Risk
Market and Company Risk
Market Capitalization Risk
Maturity Risk
Mortgage-Related Securities Risk
Other Investment Companies Risk
Over-the-Counter Investment Risk
Price Volatility Risk
Sector Risk
Securities Lending Risk
U.S. Government Securities and Obligations Risk
Utilities Industry Risk

Please see “Summary of Principal Risks” following the “Description of the Portfolios” section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information (“SAI”).

Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the changes in the Portfolio’s performance from year to year, and the table compares the Portfolio’s performance to the performance of a broad measure of market performance for the same period. The Portfolio’s past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

58

Description of the Portfolios (continued)

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s Class I shares’ performance from year to year.

Year-by-Year Total Returns(1)
(For the periods ended December 31 of each year)

Best and Worst Quarterly Returns during this Period:

Best:	4th Quarter	2006:	13.18%
Worst:	3rd Quarter	2008:	(23.96)%

The following table provides some indication of the risks of investing in the Portfolio by comparing the Portfolio’s Class I shares’ performance to that of a broad measure of market performance – the Standard & Poor’s 500® Utilities Index (“S&P 500® Utilities Index”). The S&P 500® Utilities Index measures the performance of the utilities sector return. The index does not reflect fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in the index.

Average Annual Total Returns(1) (For the periods ended December 31, 2008)
	1 Year	5 Years (or Life of Class)	10 Years
Class I Return	(37.56)%	5.21%(1)	N/A
S&P 500® Utilities Index	(28.98)%	2.70%(2)	N/A
(1)	Class I shares commenced operations on April 29, 2005.
(2)	The index return is for the period beginning May 1, 2005.

59

Description of the Portfolios (continued)

ING Multi-Manager International Small Cap Portfolio

Sub-Adviser

Schroder Investment Management North America, Inc. (“Schroders”)
American Century Global Investment Management, Inc. (“American Century”)

Investment Objective

The Portfolio seeks maximum long-term capital appreciation. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

Under normal conditions, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in securities of small market capitalization companies. The Portfolio will provide shareholders with at least 60 days’ prior notice of any change in this investment policy. At least 65% of the Portfolio’s assets will normally be invested in companies located outside the United States, including emerging markets. The Portfolio may invest up to 35% of its total assets in U.S. issuers.

The Portfolio considers small-capitalization companies to be those that have a market capitalization, at the time of purchase, that fall within the range of companies in the S&P Developed Ex-U.S. Small Cap Index (“Index”) (as of December 31, 2008, between $9.8 million and $7.5 billion). The market capitalization of companies considered to be small-capitalization will change with market conditions. The Portfolio may hold both growth and value stocks and at times may favor one over the other based on available opportunities.

The Portfolio invests primarily in common stock or securities convertible into common stock of international issuers, but may invest from time to time in such instruments as forward currency contracts; futures contracts; other investment companies, including Exchange-Traded Funds (“ETFs”); rights; American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). The Portfolio may invest in companies located in countries with emerging securities markets when the Sub-Adviser believes they present attractive investment opportunities.

Schroders and American Century (“Sub-Advisers”) provide day-to-day management of the Portfolio. The Sub-Advisers act independently of each other and use their own methodology for selecting investments. DSL will determine the amount of Portfolio assets allocated to Schroders and American Century.

Schroders

Schroders employs a fundamental investment approach that considers macroeconomic factors while focusing primarily on company specific factors. The company specific factors include the company’s potential for long-term growth, financial condition, quality of management, and sensitivity to cyclical factors, as well as the relative value of the company’s securities compared with those of other companies and the market as a whole. In selecting investments for the Portfolio, Schroders considers, among other things, whether a company is likely to have above-average earnings growth, whether its securities are attractively valued, and whether the company has any proprietary advantages. Schroders generally sells a security when its market price approaches its estimate of fair value or when it identifies a significantly more attractive investment candidate.

American Century

The Portfolio’s assets will be invested primarily in equity securities of companies that are small- to medium-sized at the time of purchase and are located in foreign developed countries or emerging market countries. The portfolio managers look for stocks of companies they believe will increase in value over time, using an investment strategy developed by American Century. In implementing this strategy, the portfolio managers make their investment decisions based primarily on their analysis of individual companies, rather than on broad economic forecasts. Management of this portion of the Portfolio is based on the belief that, over the long term, stock price movements follow growth in earnings, revenues and/or cash flow. The portfolio managers use a variety of analytical research tools and techniques to identify the stocks of companies that meet their investment criteria. Under normal market conditions, this portion of the Portfolio will primarily consist of securities of companies whose earnings or revenues are not only growing, but growing at an accelerating pace.

Each Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may also lend portfolio securities on a short-term or long-term basis, up to 30% of its total assets.

60

Description of the Portfolios (continued) Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the Sub-Adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Convertible Securities Risk
Currency Risk
Depositary Receipts Risk
Derivatives Risk
Emerging Markets Risk
Equity Securities Risk
Foreign Investment Risk
Growth Investing Risk
Initial Public Offerings Risk
Investment Models Risk
Liquidity Risk
Manager Risk
Market and Company Risk
Market Trends Risk
Other Investment Companies Risk
Price Volatility Risk
Securities Lending Risk
Small-Capitalization Company Risk
Value Investing Risk

Please see “Summary of Principal Risks” following the “Description of the Portfolios” section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information (“SAI”).

Performance

Since the Portfolio did not have a full calendar year of operations as of December 31, 2008, there is no annual performance information included in this Prospectus. However, performance of a similarly managed fund and a composite of similarly managed accounts are presented in the sections entitled “Performance of Similar Accounts Managed by Schroders.”

61

Description of the Portfolios (continued)

ING Oppenheimer Main Street Portfolio®

Sub-Adviser

OppenheimerFunds, Inc. (“OppenheimerFunds”)

Investment Objective

Long-term growth of capital and future income. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

The Portfolio normally invests mainly in equity securities of U.S. companies of different capitalization ranges, presently focusing on large-capitalization issuers. Equity securities include common stocks, as well as “equity equivalents” such as preferred stocks and securities convertible into common stocks. The Portfolio may also invest in debt securities, such as bonds and debentures, but does not currently emphasize these investments. Equity securities include common stocks, as well as “equity equivalents” such as preferred stocks and securities convertible into common stocks.

In selecting securities to buy or sell for the Portfolio, the portfolio managers use an investment process that uses multi-factor quantitative models to rank more than 3,000 stocks on a daily basis. While the process may change over time or vary in particular cases, in general the selection process currently uses:

Multi-factor quantitative models: The Portfolio uses both “top down” and “bottom up” quantitative models.

  The “top down” market capitalization model seeks to predict the future market direction of the capitalization environment. The portfolio managers divide the domestic equity market into five market-capitalization segments and market capitalization exposure is managed using proprietary modeling that incorporates factors such as relative price momentum and reversals, relative valuations and measures of investors risk tolerance.
  The “bottom up” stock selection models seek to rank securities within each capitalization range in order of attractiveness. Over a hundred company-specific factors are analyzed in constructing the “bottom up” models, including valuation, profitability, quality, momentum, volatility and special effects. Different models are used for each of the different market capitalization segments. These models incorporate both macro-economic variables and seasoned effects to attempt to predict the performance of the company-specific factors.

The Portfolio is then constructed and continuously monitored based on the quantitative investment models. Security weightings are determined according to capitalization outlook, stock ranking and benchmark weighting. The Portfolio aims to maintain a broadly diversified portfolio that limits idiosyncratic company-specific risks and is scalable, efficient and adaptable.

The Portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted by the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

Pending Merger - On March 27, 2009, the Board approved a proposal to reorganize the Portfolio into ING RussellTM Large Cap Index Portfolio. If shareholder approval is obtained, it is expected that the reorganization will take place during the third quarter of 2009. Shareholders will be notified if the reorganization is not approved. After the reorganization you will hold shares of ING RussellTM Large Cap Index Portfolio. For more information regarding ING RussellTM Large Cap Index Portfolio, please contact a Shareholder Services representative at (800) 366-0066.

Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the Sub-Adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

62

Description of the Portfolios (continued)

Call Risk
Convertible Securities Risk
Debt Securities Risk
Equity Securities Risk
Investment Models Risk
Liquidity Risk
Manager Risk
Market and Company Risk
Market Capitalization Risk
Mid-Capitalization Company Risk
Other Investment Companies Risk
Securities Lending Risk
Small-Capitalization Company Risk

Please see “Summary of Principal Risks” following the “Description of the Portfolios” section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information (“SAI”).

Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the changes in the Portfolio’s performance from year to year, and the table compares the Portfolio’s performance to the performance of a broad measure of market performance for the same period. The Portfolio’s past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s Class S shares’ (1999-2003) and Class I shares’ (2004-2008) performance from year to year.

Year-by-Year Total Returns(1)(2)
(For the periods ended December 31 of each year)

Best and Worst Quarterly Returns during this Period:

Best:	4th Quarter	1999:	21.71%
Worst:	4th Quarter	2008:	(22.28)%
63

Description of the Portfolios (continued)

The following table provides some indication of the risks of investing in the Portfolio by comparing the Portfolio’s Class I shares’ and Class S shares’ performance to that of a broad measure of market performance – the Standard & Poor’s 500® Composite Stock Price (“S&P 500®”) Index. The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States. The index does not reflect fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in the index.

Average Annual Total Returns(1)(2) (For the periods ended December 31, 2008)
	1 Year	5 Years	10 Years (or Life of Class)
Class I Return	(38.57)%	(2.35)%	1.10%(1)
S&P 500® Index	(37.00)%	(2.19)%	1.68%(3)
Class S Return	(38.69)%	(2.59)%	(2.65)%
S&P 500® Index	(37.00)%	(2.19)%	(1.38)%
(1)	Class I shares commenced operations on May 1, 2003. Class S shares are not offered in this Prospectus. If they had been offered, Class I shares would have had substantially similar annual returns as Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent that Class S and Class I shares have different expenses.
(2)	Oppenheimer Funds has managed the Portfolio since November 8, 2004. Prior to November 8, 2004, the Portfolio was managed by Massachusetts Financial Services Company, and had a different investment objective and principal investment strategies. Performance prior to November 8, 2004 is attributable to Massachusetts Financial Services Company.
(3)	The index return for the Class I shares is for the period beginning May 1, 2003.
64

Description of the Portfolios (continued)

ING PIMCO Total Return Bond Portfolio

Sub-Adviser

Pacific Investment Management Company LLC (“PIMCO”)

Investment Objective

Maximum total return, consistent with preservation of capital and prudent investment management. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets (plus borrowings for investment purposes) in a diversified portfolio of fixed-income instruments of varying maturities which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. The Portfolio will provide shareholders with at least 60 days’ prior notice of any change in this investment policy. The average portfolio duration of the Portfolio normally varies within two years (plus or minus) of the duration of the Barclays Capital U.S. Aggregate Bond Index.

The fixed-income instruments in which the Portfolio may invest include: securities issued or guaranteed by the U.S. government, its agencies or government-sponsored enterprises; corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper; mortgage-backed and other asset-backed securities; inflation-indexed bonds issued both by governments and corporations; structured notes, including hybrid or “indexed” securities and event-linked bonds; loan participations and assignments; delayed funding loans and revolving credit facilities; bank certificates of deposit, fixed-time deposits and bankers’ acceptances; repurchase agreements on fixed-income instruments and reverse repurchase agreements on fixed-income instruments; debt securities issued by state or local governments and their agencies, authorities and other government-sponsored enterprises; obligations of non-U.S. governments or their subdivisions, agencies and government sponsored enterprises; and obligations of international agencies or supranational entities. The Portfolio may invest in derivatives based on fixed-income instruments, such as forwards, options, futures contracts or swap agreements.

The Portfolio invests primarily in investment-grade debt securities, but may invest up to 10% of its total assets in high-yield securities (“junk bonds”) rated B or higher at the time of investment by Moody’s Investors Services, Inc., Standard & Poor’s Ratings Services or Fitch Ratings or, if unrated, are determined by the Sub-Adviser to be of comparable quality. The Portfolio may engage in short sales and may invest up to 10% of its total assets in preferred stocks. The Portfolio may invest up to 30% of its total assets in non-U.S. denominated securities and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. The Portfolio may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the Portfolio’s total assets.

The Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements or in mortgage- or asset-backed securities. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Portfolio consists of income earned on the Portfolio’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation or improving credit fundamentals for a particular sector or security.

The Portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted by the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder. The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective.

65

Description of the Portfolios (continued) Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the Sub-Adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Borrowing Risk
Call Risk
Convertible Securities Risk
Credit Derivatives Risk
Credit Risk
Currency Risk
Debt Securities Risk
Derivatives Risk
Emerging Markets Risk
Equity Securities Risk
Foreign Investment Risk
High-Yield, Lower-Grade Debt Securities Risk
Illiquid Securities Risk
Income Risk
Interest Rate Risk
Leveraging Risk
Liquidity Risk
Manager Risk
Market and Company Risk
Maturity Risk
Mortgage-Related Securities Risk
Other Investment Companies Risk
Portfolio Turnover Risk
Securities Lending Risk
Short Sales Risk
Sovereign Debt Securities Fisk
U.S. Government Securities and Obligations Risk
When Issued and Delayed Delivery Securities and Commitments Risk

Please see “Summary of Principal Risks” following the “Description of the Portfolios” section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information (“SAI”).

Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the changes in the Portfolio’s performance from year to year, and the table compares the Portfolio’s performance to the performance of a broad measure of market performance for the same period. The Portfolio’s past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

66

Description of the Portfolios (continued)

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s Class S shares’ (1999-2006) and Class I shares’ (2007-2008) performance from year to year.

Year-by-Year Total Returns(1)(2)
(For the periods ended December 31 of each year)

Best and Worst Quarterly Returns during this Period:

Best:	3rd Quarter	2001:	5.79%
Worst:	1st Quarter	1999:	(5.01)%

The following table provides some indication of the risks of investing in the Portfolio by comparing the Portfolio’s Class I shares’ and Class S shares’ performance to that of a broad measure of market performance – the Barclays Capital U.S. Aggregate Bond (“BCAB”) Index (formerly, the Lehman Brothers U.S. Aggregate Bond Index). The BCAB Index is a widely recognized, unmanaged index of publicly issued fixed-rate U.S. government, investment grade, mortgage-backed and corporate debt securities. The index does not reflect fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in the index.

Average Annual Total Returns(1)(2) (For the periods ended December 31, 2008)
	1 Year	5 Years (or Life of Class)	10 Years
Class I Return	4.42%	6.96%(1)	N/A
BCAB Index	5.24%	6.55%(3)	N/A
Class S Return	4.21%	4.93%	3.20%
BCAB Index	5.24%	4.65%	5.63%
(1)	Class I shares commenced operations on April 28, 2006. Class S shares are not offered in this Prospectus. If they had been offered, Class I shares would have had substantially similar annual returns as Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Class I shares have different expenses.
(2)	PIMCO has managed the Portfolio since May 1, 2001. Prior to May 1, 2001, the Portfolio had a different sub-adviser and different principal investment strategies.
(3)	The index return for Class I shares is for the period beginning May 1, 2006.
^
67

Description of the Portfolios (continued)

ING Pioneer Mid Cap Value Portfolio

Sub-Adviser

Pioneer Investment Management, Inc. (“Pioneer”)

Investment Objective

Capital appreciation. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

The Portfolio normally invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of mid-size companies. The Portfolio will provide shareholders with at least 60 days’ prior written notice of any change in this investment policy. The Sub-Adviser defines mid-size companies as those companies whose market values, at the time of investment, do not exceed the greater of the market capitalization of the largest company within the Russell Midcap Value® Index or the 3-year rolling average of the market capitalization of the largest company within the Russell Midcap Value® Index as measured at the end of the preceding month, and are not less than the smallest company within the index. The Russell Midcap Value® Index measures the performance of U.S. mid-cap value stocks. The size of the companies in the index changes with market conditions and the composition of the index. The equity securities in which the Portfolio invests are common stocks, preferred stocks, depositary receipts, convertible debt and equity interests in real estate investment trusts (“REITs”). The Portfolio may invest up to 25% of its total assets in equity and debt securities of non-U.S. issuers.

The Portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted by the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

The Sub-Adviser uses a value approach to select the Portfolio’s investments. Using this investment style, the Portfolio seeks securities believed by the Sub-Adviser to be selling at substantial discounts to their underlying values and then holds these securities until the market values reflect their intrinsic values. The Sub-Adviser evaluates a security’s potential value, including the attractiveness of its market valuation, based on the company’s assets and prospects for earnings growth. In making that assessment, the Sub-Adviser employs due diligence and fundamental research, as well as an evaluation of the issuer based on its financial statements and operations, employing a bottom-up analytic style. The Sub-Adviser relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research. The Sub-Adviser focuses on the quality and price of individual issuers, not on economic sector or market-timing strategies. Factors the Sub-Adviser looks for in selecting investments include:

  favorable expected returns relative to perceived risk;
  management with demonstrated ability and commitment to the company;
  low market valuations relative to earnings forecast, book value, cash flow and sales;
  turnaround potential for companies that have been through difficult periods;
  estimated private market value in excess of current stock price. Private market value is the price an independent investor would pay to own the entire company; and
  issuer’s industry has strong fundamentals, such as increasing or sustainable demand and barriers to entry.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the Sub-Adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

68

Description of the Portfolios (continued)

Call Risk
Convertible Securities Risk
Debt Securities Risk
Depositary Receipts Risk
Derivatives Risk
Equity Securities Risk
Foreign Investment Risk
Liquidity Risk
Manager Risk
Market and Company Risk
Market Capitalization Risk
Mid-Capitalization Company Risk
Other Investment Companies Risk
Real Estate Investment Trusts Risk
Securities Lending Risk
Value Investing Risk

Please see “Summary of Principal Risks” following the “Description of the Portfolios” section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information (“SAI”).

Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the changes in the Portfolio’s performance from year to year, and the table compares the Portfolio’s performance to the performance of a broad measure of market performance for the same period. The Portfolio’s past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

69

Description of the Portfolios (continued)

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s Class I shares’ performance from year to year.

Year-by-Year Total Returns(1)
(For the periods ended December 31 of each year)

Best and Worst Quarterly Returns during this Period:

Best:	2nd Quarter	2007:	8.29%
Worst:	4th Quarter	2008:	(20.89)%

The following table provides some indication of the risks of investing in the Portfolio by comparing the Portfolio’s Class I shares’ performance to that of a broad measure of market performance – the Russell Midcap® Value Index. The Russell Midcap® Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000® Value Index. The index does not reflect fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in the index.

Average Annual Total Returns(1) (For the periods ended December 31, 2008)
	1 Year	5 Years (or Life of Class)	10 Years
Class I Return	(32.90)%	(3.57)%(1)	N/A
Russell Midcap® Value Index	(38.44)%	(4.72)%(2)	N/A
(1)	Class I shares commenced operations on May 2, 2005.
(2)	The index return is for the period beginning May 1, 2005.
70

Description of the Portfolios (continued)

ING Templeton Global Growth Portfolio

Sub-Adviser

Templeton Global Advisors Limited (“Templeton Global Advisors”)

Investment Objective

Capital appreciation. Current income is only an incidental consideration. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies
Under normal market conditions, the Portfolio invests primarily in equity securities of companies located in a number of different countries anywhere in the world, including emerging markets. Common stocks, preferred stocks and convertible securities are examples of equity securities in which the Portfolio may invest. Convertible securities have characteristics of both debt securities (which is generally the form in which they are first issued) and equity securities (which is what they can be converted into). The Portfolio also invests in depositary receipts. The Portfolio may invest up to 25% of its total assets in debt securities of companies and governments located anywhere in the world.

The Portfolio may use various derivative strategies, such as option or swap agreements, among others, to seek to protect its assets, implement a cash or tax management strategy or enhance its returns. The Portfolio may invest up to 5% of its total assets in options and swap agreements. With derivatives, the Sub-Adviser attempts to predict whether an underlying investment will increase or decrease in value at some future time. The Sub-Adviser considers various factors, such as availability and cost, in deciding whether to use a particular instrument or strategy.

When choosing equity investments for the Portfolio, the Sub-Adviser applies a “bottom up,” value-oriented, long-term approach, focusing on the market price of a company’s securities relative to the Sub-Adviser’s evaluation of the company’s long-term earnings, asset value and cash flow potential. The Sub-Adviser also considers a company’s price/earnings ratio, price/cash flow ratio, profit margins and liquidation value.

The Portfolio may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended and the rules, regulations and exemptive orders thereunder.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the Sub-Adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Call Risk
Convertible Securities Risk
Currency Risk
Debt Securities Risk
Depositary Receipts Risk
Derivatives Risk
Emerging Markets Risk
Equity Securities Risk
Foreign Investment Risk
Liquidity Risk
Manager Risk
Market and Company Risk
Other Investment Companies
Securities Lending Risk
Sovereign Debt Risk
Value Investing Risk

Please see “Summary of Principal Risks” following the “Description of the Portfolios” section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information (“SAI”).

71

Description of the Portfolios (continued) Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the changes in the Portfolio’s performance from year to year, and the table compares the Portfolio’s performance to the performance of a broad measure of market performance for the same period. The Portfolio’s past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s Class S shares’ (1999-2006) and Class I shares’ (2007-2008) performance from year to year.

Year-by-Year Total Returns(1)(2)
(For the periods ended December 31 of each year)

Best and Worst Quarterly Returns during this Period:

Best:	4th Quarter	1999:	47.69%
Worst:	4th Quarter	2008:	(20.75)%
72

Description of the Portfolios (continued)

The following table provides some indication of the risks of investing in the Portfolio by comparing the Portfolio’s Class I shares’ and Class S shares’ performance to that of a broad measure of market performance – the Morgan Stanley Capital International World (“MSCI World”) IndexSM. The MSCI World IndexSM is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the United States, Europe, Canada, Australia, New Zealand and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in the index.

Average Annual Total Returns(1)(2) (For the periods ended December 31, 2008)
	1 Year	5 Years (or Life of Class)	10 Years
Class I Return	(39.57)%	(12.68)%(1)	N/A
MSCI World IndexSM	(40.71)%	(12.21)%(3)	N/A
Class S Return	(39.68)%	(1.69)%	2.07%
MSCI World IndexSM	(40.71)%	(0.51)%	(0.64)%
(1)	Class I shares commenced operations on April 28, 2006. Class S shares are not offered in this Prospectus. If they had been offered, Class I shares would have had substantially similar annual returns as Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Class I shares have different expenses.
(2)	Templeton Global Advisors has managed the Portfolio since December 5, 2005. Prior to December 5, 2005, the Portfolio was managed by Capital Guardian Trust Company and had different principal investment strategies. Capital Guardian Trust Company managed the Portfolio from February 1, 2000 through December 2, 2005. Performance prior to February 1, 2000 is attributable to a different sub-adviser.
(3)	The index return for Class I shares is for the period beginning May 1, 2006.
73

Description of the Portfolios (continued)

ING T. Rowe Price Capital Appreciation Portfolio

Sub-Adviser

T. Rowe Price Associates, Inc. (“T. Rowe Price”)

Investment Objective

Over the long-term, a high total investment return, consistent with the preservation of capital and with prudent investment risk. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

The Portfolio pursues an active asset allocation strategy whereby investments are allocated among three asset classes – equity securities, debt securities and money market instruments. The Portfolio invests primarily in the common stocks of established U.S. companies the Sub-Adviser believes to have above-average potential for capital growth. Common stocks typically comprise at least half of the Portfolio’s total assets. The remaining assets are generally invested in other securities, including convertibles, warrants, preferred stocks, corporate and government debt, futures and options, in keeping with the Portfolio’s investment objective. The Portfolio may invest up to 25% of its net assets in foreign equity securities. The Portfolio may also invest in shares of the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund, internally managed money market funds of T. Rowe Price.

The Portfolio’s common stocks generally fall into one of two categories:

  the larger category is composed of long-term core holdings whose purchase prices, when bought, are considered low in terms of company assets, earnings, or other factors; and
  the smaller category is composed of opportunistic investments whose prices are expected by the Sub-Adviser to rise in the short-term but not necessarily over the long-term.

Since the Sub-Adviser attempts to prevent losses as well as achieve gains, it typically uses a value approach in selecting investments. Its in-house research team seeks to identify companies that seem undervalued by various measures, such as price/book value, and may be temporarily out of favor, but have good prospects for capital appreciation. The Sub-Adviser may establish relatively large positions in companies it finds particularly attractive.

The Portfolio’s approach differs from that of many other stock funds. The Sub-Adviser works as hard to reduce risk as to maximize gains and may seek to realize gains rather than lose them in market declines. In addition, the Sub-Adviser searches for the best risk/reward values among all types of securities. The portion of the Portfolio invested in a particular type of security, such as common stocks, results largely from case-by-case investment decisions, and the size of the Portfolio’s cash reserve may reflect the Sub-Adviser’s ability to find companies that meet valuation criteria rather than its market outlook.

Futures and options may be bought or sold for any number of reasons, including: to manage the Portfolio’s exposure to changes in securities prices and foreign currencies; as an efficient means of adjusting the Portfolio’s overall exposure to certain markets; as a cash management tool; to enhance income; and to protect the value of portfolio securities. Call and put options may be purchased or sold on securities, financial indices, and foreign currencies. Investments in futures and options are subject to additional volatility and potential losses.

In pursuing its investment objective, the Sub-Adviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Sub-Adviser believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

The Portfolio may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended and the rules, regulations and exemptive orders thereunder.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

Debt Securities. Debt securities and convertible bonds may often constitute a significant portion of the Portfolio’s overall investment portfolio. These securities may be purchased to gain additional exposure to a company or for their income or other features. Investments in a company may also be made through privately negotiated notes or loans, including loan participations and assignments. The Portfolio may purchase debt securities of any maturity and credit
74

Description of the Portfolios (continued) quality. The Sub-Adviser may invest up to 15% of the Portfolio’s assets in debt securities that are rated below investment-grade or, if not rated, of equivalent quality and restricted securities. There is no limit on the Portfolio’s investments in convertible securities. For a description of bond ratings, please refer to the Statement of Additional Information.

Money Market Instruments. If there are remaining assets available for investment, the Sub-Adviser may invest the balance in any of the following money market instruments with remaining maturities not exceeding one year:

(1)	shares of the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund, internally managed money market funds of T. Rowe Price;
(2)	U.S. government obligations;
(3)	negotiable certificates of deposit, bankers’ acceptances and fixed-time deposits and other obligations of domestic banks that have more than $1 billion in assets and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation;
(4)	commercial paper rated at the date of purchase in the two highest rating categories by at least one rating agency;
(5)	repurchase agreements; and
(6)	U.S dollar and non-U.S. dollar currencies.

The Portfolio may borrow securities.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the Sub-Adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Asset Allocation Risk
Borrowing Risk
Call Risk
Convertible Securities Risk
Credit Risk
Currency Risk
Debt Securities Risk
Derivatives Risk
Equity Securities Risk
Foreign Investment Risk
Growth Investing Risk
High-Yield, Lower-Grade Debt Securities Risk
Income Risk
Interest Rate Risk
Leveraging Risk
Liquidity Risk
Manager Risk
Market and Company Risk
Maturity Risk
Other Investment Companies Risk
Restricted and Illiquid Securities Risk
Securities Lending Risk
Special Situations Risk
U.S. Government Securities and Obligations Risk
Value Investing Risk

Please see “Summary of Principal Risks” following the “Description of the Portfolios” section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information (“SAI”).

75

Description of the Portfolios (continued) Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the changes in the Portfolio’s performance from year to year, and the table compares the Portfolio’s performance to the performance of two broad measures of market performance and a composite index for the same period. The Portfolio’s past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s Class S shares’ (1999-2003) and Class I shares’ (2004-2008) performance from year to year.

Year-by-Year Total Returns(1)
(For the periods ended December 31 of each year)

Best and Worst Quarterly Returns during this Period:

Best:	2nd Quarter	2003:	12.52%
Worst:	4th Quarter	2008:	(19.04)%
76

Description of the Portfolios (continued)

The following table provides some indication of the risks of investing in the Portfolio by comparing the Portfolio’s Class I shares’ and Class S shares’ performance to those of two broad measures of market performance – the Standard & Poor’s 500® Composite Stock Price (“S&P 500®”) Index and the Barclays Capital U.S. Government/Credit Bond Index (formerly, the Lehman Brothers U.S. Government/Credit Bond Index) and a composite index – consisting of 60% S&P 500® Index and 40% Barclays Capital U.S. Government/Credit Bond (“60% S&P 500®/40% Barclays Capital U.S. Government/Credit Bond”) Index. The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States. The Barclays Capital U.S. Government/Credit Bond Index is a broad market weighted index which encompasses U.S. Treasury and Agency securities, corporate investment grade bonds and mortgage-backed securities. The Barclays Capital U.S. Government/Credit Bond Index and the 60% S&P 500®/40% Barclays Capital U.S. Government/Credit Bond are included to provide additional comparison information. The indices do not reflect fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in the indices.

Average Annual Total Returns(1) (For the periods ended December 31, 2008)
	1 Year	5 Years	10 Years (or Life of Class)
Class I Return	(27.33)%	2.00%	5.38%(1)
S&P 500® Index	(37.00)%	(2.19)%	1.68%(2)
Barclays Capital U.S. Government/Credit Bond Index	5.70%	4.64%	4.43%(2)
60% S&P 500®/40% Barclays Capital U.S. Government/Credit Bond Index	(21.91)%	0.72%	3.01%(2)
Class S Return	(27.51)%	1.74%	6.99%
S&P 500® Index	(37.00)%	(2.19)%	(1.38)%
Barclays Capital U.S. Government/Credit Bond Index	5.70%	4.64%	5.64%
60% S&P 500®/40% Barclays Capital U.S. Government/Credit Bond Index	(21.91)%	0.72%	1.70%
(1)	Class I shares commenced operations on May 2, 2003. Class S shares are not offered in this Prospectus. If they had been offered, Class I shares would have had substantially similar annual returns as Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Class I shares have different expenses.
(2)	The index returns for Class I shares are for the period beginning May 1, 2003.
77

Description of the Portfolios (continued)

ING T. Rowe Price Equity Income Portfolio

Sub-Adviser

T. Rowe Price Associates, Inc. (“T. Rowe Price”)

Investment Objective

Substantial dividend income as well as long-term growth of capital. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

The Portfolio normally invests at least 80% of its net assets (plus borrowings for investment purposes) in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends.

The Sub-Adviser typically employs a “value” approach in selecting investments. The Sub-Adviser’s in-house research team seeks companies that appear to be undervalued by various measures and may be temporarily out of favor, but have good prospects for capital appreciation and dividend growth.

In selecting investments, the Sub-Adviser generally looks for companies with the following:

  an established operating history;
  above-average dividend yield relative to the Standard & Poor’s 500® Composite Stock Price (“S&P 500®”) Index;
  low price/earnings ratio relative to the S&P 500® Index;
  a sound balance sheet and other positive financial characteristics; and
  low stock price relative to a company’s underlying value as measured by assets, cash flow or business franchises.

While most of the Portfolio’s assets will be invested in U.S. common stocks, it may also invest in other securities, including convertible securities, warrants, preferred stocks, foreign securities, debt securities, including high-yield debt securities and futures and options in keeping with its objectives. Investments in a company may also be made through a privately negotiated note or loan, including loan participations and assignments. Under normal market conditions, substantial dividend income means that yield on the Portfolio’s portfolio securities generally exceeds the yield on the Portfolio’s benchmark. In pursuing its investment objective, the Sub-Adviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Sub-Adviser believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities. The Portfolio may also invest in shares of the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund, internally managed money market funds of T. Rowe Price. The Portfolio may also invest in U.S. and foreign dollar-denominated money market securities and U.S. dollar and non-U.S. dollar currencies.

The Portfolio may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended and the rules, regulations and exemptive orders thereunder.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the Sub-Adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Call Risk
Convertible Securities Risk
Currency Risk
Debt Securities Risk
Derivatives Risk
Equity Securities Risk
Foreign Investment Risk
High-Yield, Lower-Grade Debt Securities Risk
78

Description of the Portfolios (continued) Interest Rate Risk
Liquidity Risk
Manager Risk
Market and Company Risk
Other Investment Companies Risk
Securities Lending Risk
Special Situations Risk
Value Investing Risk

The Portfolio’s emphasis on stocks of established companies paying high dividends and its potential investments in fixed-income securities may limit its potential for appreciation in a broad market advance. Such securities may also be hurt when interest rates rise sharply. Also, a company in which the Portfolio invests may reduce or eliminate its dividend.

Please see “Summary of Principal Risks” following the “Description of the Portfolios” section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information (“SAI”).

Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the changes in the Portfolio’s performance from year to year, and the table compares the Portfolio’s performance to the performance of a broad measure of market performance for the same period. The Portfolio’s past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s Class S shares’ (1999-2003) and Class I shares’ (2004-2008) performance from year to year.

Year-by-Year Total Returns(1)(2)
(For the periods ended December 31 of each year)

Best and Worst Quarterly Returns during this Period:

Best:	2nd Quarter	2003:	16.79%
Worst:	4th Quarter	2008:	(21.89)%
79

Description of the Portfolios (continued)

The following table provides some indication of the risks of investing in the Portfolio by comparing the Portfolio’s Class I shares’ and Class S shares’ performance to that of a broad measure of market performance – the Standard & Poor’s 500® Composite Stock Price (“S&P 500®”) Index. The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States. The index does not reflect fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in the index.

Average Annual Total Returns(1)(2) (For the periods ended December 31, 2008)
	1 Year	5 Years	10 Years (or Life of Class)
Class I Return	(35.50)%	(0.93)%	2.86%(1)
S&P 500® Index	(37.00)%	(2.19)%	1.68%(3)
Class S Return	(35.69)%	(1.18)%	1.52%
S&P 500® Index	(37.00)%	(2.19)%	(1.38)%
(1)	Class I shares commenced operations on May 2, 2003. Class S shares are not offered in this Prospectus. If they had been offered, Class I shares would have had substantially similar annual returns as Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Class I shares have different expenses.
(2)	T. Rowe Price has managed the Portfolio since March 1, 1999. Performance prior to March 1, 1999 is attributable to a different sub-adviser.
(3)	The index return for Class I shares is for the period beginning May 1, 2003.
^
80

Description of the Portfolios (continued)

ING Van Kampen Capital Growth Portfolio

Sub-Adviser

Van Kampen

Investment Objective

Long-term capital appreciation. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

Under normal circumstances, at least 80% of the net assets (plus borrowings for investment purposes) of the Portfolio will be invested in equity securities. Effective July 15, 2009 the Portfolio will invest primarily (at least 65% of its assets) in growth-oriented companies. The Portfolio may invest up to 25% of its assets in foreign securities, including emerging market securities. The Sub-Adviser emphasizes a bottom-up stock selection process, seeking attractive growth investment on an individual company basis. In selecting securities for investment, the Sub-Adviser seeks those companies with the potential for strong free cash flow and compelling business strategies.

Investments in growth-oriented equity securities may have above-average volatility of price movement. Because prices of equity securities fluctuate, the value of an investment in the Portfolio will vary based upon the Portfolio’s investment performance. The Portfolio attempts to reduce overall exposure to risk by adhering to a disciplined program of intensive research, careful security selection and the continual monitoring of the Portfolio’s investments.

The Sub-Adviser seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The Sub-Adviser typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and attractive risk/reward. The Sub-Adviser generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

The Portfolio may invest up to 10% of its total assets in Real Estate Investment Trusts (“REITs”). In anticipation of, or in response to, adverse market conditions or for cash management purposes, the Portfolio may purchase and sell certain derivative instruments, such as options, futures and options on futures.

The Portfolio may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended and the rules, regulations and exemptive orders thereunder.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

Pending Merger - On March 27, 2009, the Board approved a proposal to reorganize the Portfolio into ING RussellTM Large Cap Growth Index Portfolio. If shareholder approval is obtained, it is expected that the reorganization will take place during the third quarter of 2009. Shareholders will be notified if the reorganization is not approved. After the reorganization you will hold shares of ING RussellTM Large Cap Growth Index Portfolio. For more information regarding ING RussellTM Large Cap Growth Index Portfolio, please contact a Shareholder Services representative at (800) 366-0066.

Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the Sub-Adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Currency Risk
Derivatives Risk
Emerging Markets Risk
Equity Securities Risk
Foreign Investment Risk
Growth Investing Risk
Liquidity Risk
Manager Risk
Market and Company Risk
Other Investment Companies Risk
Real Estate Investment Trusts Risk
Securities Lending Risk

81

Description of the Portfolios (continued)

Please see “Summary of Principal Risks” following the “Description of the Portfolios” section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information (“SAI”).

Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the changes in the Portfolio’s performance from year to year, and the table compares the Portfolio’s performance to the performance of a broad measure of market performance for the same period. The Portfolio’s past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s Class S shares’ (2003-2004) and Class I shares’ (2005-2008) performance from year to year.

Year-by-Year Total Returns(1)(2)
(For the periods ended December 31 of each year)

Best and Worst Quarterly Returns during this Period:

Best:	2nd Quarter	2003:	12.14%
Worst:	4th Quarter	2008:	(28.53)%
82

Description of the Portfolios (continued)

The following table provides some indication of the risks of investing in the Portfolio by comparing the Portfolio’s Class I shares’ and Class S shares’ performance to that of a broad measure of market performance – the Russell 1000® Growth Index. The Russell 1000® Growth Index measures the performance of those companies in the Russell 3000® Index with higher than average price-to-book ratios and higher forecasted growth values. The index does not reflect fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in the index.

Average Annual Total Returns(1)(2) (For the periods ended December 31, 2008)
	1 Year	5 Years (or Life of Class)	10 Years (or Life of Class)
Class I Return	(49.21)%	(4.84)%(1)	N/A
Russell 1000® Growth Index	(38.44)%	(3.58)%(3)	N/A
Class S Return	(49.31)%	(4.60)%	(3.82)%(1)
Russell 1000® Growth Index	(38.44)%	(3.42)%	(1.92)%(3)
(1)	Class I shares commenced operations on May 6, 2004. Class S shares commenced operations on May 1, 2002. Class S shares are not offered in this Prospectus. If they had been offered, Class I shares would have had substantially similar annual returns as Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Class I shares have different expenses.
(2)	On April 30, 2007 the Portfolio changed its name from ING Van Kampen Equity Growth Portfolio to ING Van Kampen Capital Growth Portfolio.
(3)	The index return for Class I shares is for the period beginning May 1, 2004. The index return for Class S shares is for the period beginning May 1, 2002.
83

Description of the Portfolios (continued)

ING Van Kampen Global Franchise Portfolio

Sub-Adviser

Van Kampen

Investment Objective

Long-term capital appreciation. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

The Sub-Adviser seeks long-term capital appreciation by investing primarily in equity securities of issuers located throughout the world that it believes have, among other things, resilient business franchises and growth potential. The Portfolio may invest in securities of companies of any size. The Sub-Adviser emphasizes individual stock selection and seeks to identify undervalued securities of issuers located throughout the world, including both developed and emerging market countries. Under normal market conditions, the Portfolio invests at least 65% of its total assets in securities of issuers from a number of different countries, including the United States.

The Sub-Adviser seeks to invest in companies that it believes have resilient business franchises, strong cash flows, modest capital requirements, capable managements and growth potential. Securities are selected on a global basis with a strong bias towards value. The franchise focus of the Portfolio is based on the Sub-Adviser’s belief that the intangible assets underlying a strong business franchise (such as patents, copyrights, brand names, licenses or distribution methods) are difficult to create or to replicate and that carefully selected franchise companies can yield above-average potential for long-term capital appreciation.

The Sub-Adviser relies on its research capabilities, analytical resources and judgment to identify and monitor franchise businesses meeting its investment criteria. The Sub-Adviser believes that the number of issuers with strong business franchises meeting its criteria may be limited, and accordingly, the Portfolio may concentrate its holdings in a relatively small number of companies. The Sub-Adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria or that replacing the holding with another investment should improve the Portfolio’s valuation and/or quality.

The Portfolio may also invest in derivatives for hedging current and other risks for potential gains. Such derivatives may include forward contracts, futures contracts, options, swaps and structured notes. The Portfolio is non-diversified, which means that it may invest in securities of a limited number of issuers, and, when compared with other funds, may invest a greater portion of its assets in a particular issuer.

The Portfolio may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended and the rules, regulations and exemptive orders thereunder.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the Sub-Adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Currency Risk
Derivatives Risk
Diversification Risk
Emerging Markets Risk
Equity Securities Risk
Foreign Investment Risk
Liquidity Risk
Manager Risk
Market and Company Risk
Market Capitalization Risk
Mid-Capitalization Company Risk
Other Investment Companies
Securities Lending Risk
Small-Capitalization Company Risk
Value Investing Risk

Please see “Summary of Principal Risks” following the “Description of the Portfolios” section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does
84

Description of the Portfolios (continued) not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information (“SAI”).

Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the changes in the Portfolio’s performance from year to year, and the table compares the Portfolio’s performance to the performance of a broad measure of market performance for the same period. The Portfolio’s past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under your Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s Class S shares’ (2003-2006) and Class I shares’ (2007-2008) performance from year to year.

Year-by-Year Total Returns(1)
(For the periods ended December 31 of each year)

Best and Worst Quarterly Returns during this Period:

Best:	4th Quarter	2003:	15.51%
Worst:	4th Quarter	2008:	(12.88)%
85

Description of the Portfolios (continued)

The following table provides some indication of the risks of investing in the Portfolio by comparing the Portfolio’s Class I shares’ and Class S shares’ performance to that of a broad measure of market performance – the Morgan Stanley Capital International World (“MSCI World”) IndexSM. The MSCI World IndexSM is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the United States, Europe, Canada, Australia, New Zealand and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in the index.

Average Annual Total Returns(1) (For the periods ended December 31, 2008)
	1 Year	5 Years (or Life of Class)	10 Years (of Life of Class)
Class I Return	(28.38)%	(4.67)%(1)	N/A
MSCI World IndexSM	(40.71)%	(12.21)%(2)	N/A
Class S Return	(28.57)%	3.58%	4.53%(1)
MSCI World IndexSM	(40.71)%	(0.51)%	1.06%(2)
(1)	Class I shares commenced operations on April 28, 2006. Class S shares commenced operations on May 1, 2002. Class S shares are not offered in this Prospectus. If they had been offered, Class I shares would have had substantially similar annual returns as Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Class I shares have different expenses.
(2)	The index return for Class I shares is for the period beginning May 1, 2006. The index return for Class S shares is for the period beginning May 1, 2002.
86

Description of the Portfolios (continued)

ING Van Kampen Growth and Income Portfolio

Sub-Adviser

Van Kampen

Investment Objective

Long-term growth of capital and income. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

Under normal market conditions, the Sub-Adviser seeks to achieve the Portfolio’s investment objective by investing primarily in what it believes to be income-producing equity securities, including common stocks and convertible securities; although investments are also made in non-convertible preferred stocks and debt securities rated “investment grade,” which are securities rated within the four highest grades assigned by Standard & Poor’s Ratings Services or by Moody’s Investors Service, Inc. A more complete description of security ratings is contained in the Statement of Additional Information.

In selecting securities for investment, the Portfolio focuses primarily on the security’s potential for growth of capital and income. Although the Portfolio may invest in companies of any size, the Sub-Adviser may focus on larger capitalization companies which it believes possess characteristics for improved valuation. Portfolio securities are typically sold when the assessments of the Sub-Adviser indicate that it is desirable to do so. The Portfolio may invest up to 15% of its total assets in real estate investment trusts and up to 25% of its total assets in securities of foreign issuers. The Portfolio may purchase and sell certain derivative instruments, such as options, futures and options on futures, for various portfolio management purposes.

The Portfolio may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended and the rules, regulations and exemptive orders thereunder.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the Sub-Adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Call Risk
Convertible Securities Risk
Debt Securities Risk
Derivatives Risk
Equity Securities Risk
Foreign Investment Risk
Growth Investing Risk
Liquidity Risk
Manager Risk
Market and Company Risk
Market Capitalization Risk
Mid-Capitalization Company Risk
Other Investment Companies
Real Estate Investment Trusts Risk
Securities Lending Risk
Small-Capitalization Company Risk

Please see “Summary of Principal Risks” following the “Description of the Portfolios” section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information (“SAI”).

87

Description of the Portfolios (continued) Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the changes in the Portfolio’s performance from year to year, and the table compares the Portfolio’s performance to the performance of two broad measures of market performance for the same period. The Portfolio’s past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s Class S shares’ (1999-2006) and Class I shares’ (2007-2008) performance from year to year.

Year-by-Year Total Returns(1)(2)
(For the periods ended December 31 of each year)

Best and Worst Quarterly Returns during this Period:

Best:	2nd Quarter	2003:	16.20%
Worst:	4th Quarter	2008:	(19.49)%
88

Description of the Portfolios (continued)

The following table provides some indication of the risks of investing in the Portfolio by comparing the Portfolio’s Class I shares’ and Class S shares’ performance to that of a broad measure of market performance – the Russell 1000® Value Index. The Russell 1000® Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The index does not reflect fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in the index.

Average Annual Total Returns(1)(2) (For the periods ended December 31, 2008)
	1 Year	5 Years (or Life of Class)	10 Years
Class I Return	(32.08)%	(9.39)%(1)	N/A
Russell 1000® Value Index	(36.85)%	(12.08)%(3)	N/A
Class S Return	(32.26)%	0.25%	0.98%
Russell 1000® Value Index	(36.85)%	(0.79)%	1.36%
(1)	Class I shares commenced operations on April 28, 2006. Class S shares are not offered in this Prospectus. If they had been offered, Class I shares would have had substantially similar annual returns as Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Class I shares have different expenses.
(2)	Van Kampen has managed the Portfolio since January 30, 2002. Performance prior to January 30, 2002 is attributable to a different sub-adviser.
(3)	The index return for Class I shares is for the period beginning May 1, 2006.
89

Portfolio Fees and Expenses

The table that follows shows the estimated operating expenses paid each year by the Class I shares of the Portfolios. These estimated expenses are based on the expenses paid by the Portfolios in the fiscal year ended December 31, 2008 or, for new Portfolios, are estimated. Actual expenses paid by the Portfolios may vary from year to year.

Your Variable Contract or Qualified Plan is a contract between you and the issuing life insurance company or plan provider. The Trust and the Portfolios are not parties to your Variable Contract or Qualified Plan, but are merely investment options made available to you by your insurance company or plan provider under your Variable Contract or Qualified Plan. The fees and expenses of the Portfolios are not fixed or specified under the terms of your Variable Contract or Qualified Plan. The table does not reflect fees or expenses that are, or may be, imposed under your Variable Contract or Qualified Plan. For information on these charges, please refer to the applicable Variable Contract prospectus, prospectus summary or disclosure statement. If you hold shares of a Portfolio that were purchased through an investment in a Qualified Plan, you should consult the plan administrator for information regarding additional expenses that may be assessed in connection with your plan.

Shareholder Transaction Expenses (fees you pay directly from your investment). Not Applicable.

Class I Shares
Annual Portfolio Operating Expenses(1)
(as a percentage of average daily net assets)

Portfolio	Management Fee	Distribution(12b-1) Fee	Other Expenses	Acquired Fund Fees and Expenses(2)	Total Operating Expenses	Waivers, Reimbursements and Recoupments(3)	Net Operating Expenses
ING AllianceBernstein Mid Cap Growth(4)	0.77%	—	0.01%	0.00%(5)	0.78%	—	0.78%(6)
ING Artio Foreign(4)	0.87%	—	0.00%	0.03%	0.90%(7)	—	0.90%
ING BlackRock Large Cap Growth(4)	0.80%	—	0.01%	0.00%(5)	0.81%	—	0.81%
ING Clarion Global Real Estate	0.79%	—	0.18%(8)	0.00%(5)	0.97%	(0.07)%(9)	0.90%
ING Evergreen Health Sciences(4)	0.75%	—	0.00%	0.01%	0.76%(7)	—	0.76%(6)
ING Evergreen Omega(4)	0.60%	—	0.00%	0.00%(5)	0.60%	—	0.60%(6)
ING FMRSM Diversified Mid Cap(4)	0.63%	—	0.01%	0.00%(5)	0.64%	—	0.64%
ING Focus 5	0.32%	—	0.33%(8)(10)	N/A	0.65%(10)	(0.26)%	0.39%
ING Franklin Income	0.64%	—	0.14%(8)	N/A	0.78%	(0.04)%	0.74%
ING Franklin Mutual Shares(4)	0.78%	—	0.00%	N/A	0.78%	—	0.78%
ING Global Resources(4)	0.64%	—	0.00%	0.00%(5)	0.64%	—	0.64%
ING Janus Contrarian(4)	0.74%	—	0.01%	N/A	0.75%	—	0.75%(6)
ING JPMorgan Emerging Markets Equity(4)	1.25%	—	0.00%	N/A	1.25%	—	1.25%
ING Liquid Assets(4)	0.26%	—	0.02%	N/A	0.28%	—	0.28%
ING Marsico Growth(4)	0.77%	—	0.01%	0.00%(5)	0.78%	—	0.78%
ING Marsico International Opportunities	0.54%	—	0.20%(8)	0.00%(5)	0.74%	(0.04)%	0.70%
ING MFS Total Return(4)	0.66%	—	0.00%	N/A	0.66%	—	0.66%(6)
ING MFS Utilities	0.60%	—	0.18%(8)	N/A	0.78%	—	0.78%(6)
ING Multi-Manager International Small Cap	1.00%	—	0.41%(8)(10)	N/A	1.41%(10)	(0.19)%	1.22%(11)
ING Oppenheimer Main Street®(4)	0.66%	—	0.00%	0.00%(5)	0.66%	—	0.66%
ING PIMCO Total Return Bond(4)	0.56%	—	0.00%	N/A	0.56%	—(9)	0.56%
ING Pioneer Mid Cap Value(4)	0.64%	—	0.00%	0.00%(5)	0.64%	—(9)	0.64%(6)
ING T. Rowe Price Capital Appreciation(4)	0.64%	—	0.01%	N/A	0.65%	—	0.65%(6)
ING T. Rowe Price Equity Income(4)	0.64%	—	0.01%	N/A	0.65%	—	0.65%(6)
ING Templeton Global Growth(4)	0.88%	—	0.01%	N/A	0.89%	—	0.89%
ING Van Kampen Capital Growth(4)	0.65%	—	0.00%	0.00%(5)	0.65%	(0.01)%(9)	0.64%
ING Van Kampen Global Franchise(4)	0.97%	—	0.00%	N/A	0.97%	—	0.97%
ING Van Kampen Growth and Income(4)	0.64%	—	0.01%	0.01%	0.66%(7)	—	0.66%
90

Portfolio Fees and Expenses (continued)
(1)	This table shows the estimated operating expenses for Class I shares of each Portfolio as a ratio of expenses to average daily net assets. These estimated expenses are based on each Portfolio’s actual operating expenses for Class I shares for its most recently completed fiscal year as adjusted for contractual changes if any, and fee waivers to which DSL or ING Investments, as Advisers to the Portfolios, have agreed for each Portfolio for the current fiscal year.
(2)	The Acquired Fund Fees and Expenses are not fees or expenses incurred by the Portfolios directly. These fees and expenses include each Portfolio’s pro rata share of the cumulative expenses charged by the Acquired Funds in which the Portfolios invest. The fees and expenses will vary based on the Portfolio’s allocation of assets to, and the annualized net expenses of, the particular Acquired Funds. The impact of these fees and expenses is shown in Net Operating Expenses.
(3)	DSL and ING Investments have entered into written expense limitation agreements with certain of their respective Portfolios, under which they will limit expenses of the Portfolios, excluding interest, taxes, brokerage commission, extraordinary expenses and Acquired Fund Fees and Expenses, if applicable, subject to possible recoupment by DSL or ING Investments, as applicable, within three years. The amount of these Portfolios’ expenses waived, reimbursed or recouped during the last fiscal year, or in the case of a new portfolio, are proposed to be waived or reimbursed in the ensuing fiscal year, is shown under the heading Waivers, Reimbursements, and Recoupments. The expense limitation agreements will continue through at least May 1, 2010 except for ING Clarion Global Real Estate Portfolio and ING Pioneer Mid Cap Value Portfolio which will continue through at least May 1, 2011. Additionally for ING Liquid Assets Portfolio, ING Funds Distributor, LLC and ING Investments have contractually agreed to waive a portion of their distribution and/or shareholder servicing fees and advisory fees, as applicable, and to reimbursed certain expenses of ING Liquid Assets Portfolio to the extent necessary to assist the Portfolio in maintaining a yield of not less than zero. There is no guarantee that the Portfolio will maintain such a yield. When distribution fees are reduced, dealer compensation may be reduced to the same extent. Any fees waived and expenses reimbursed may be subject to possible recoupment by ING Investments and ING Funds Distributor, LLC within three years. In no event will the amount of the recoupment on any day exceed 20% of the yield (net of all expenses) of the Portfolio on that day. This arrangement will continue through at least May 1, 2010. The expense limitation agreements are contractual and shall renew automatically for one-year terms unless DSL or ING Investments provide written notice of the termination of an expense limitation agreement at least 90 days prior to the end of the then current terms or upon termination of the Management Agreement. In addition, the expense limitation agreements may be terminated by the Trust upon at least 90 days’ written notice to the applicable Portfolio’s Adviser, DSL or ING Investments. For more information regarding the expense limitation agreements for these Portfolios, please see the Statement of Additional Information.
(4)	The Management Agreement between the Trust and one of its Advisers, DSL , provides for a “bundled fee” arrangement, under which DSL provides, in addition to advisory services, administrative services and other services necessary for the ordinary operation of the Portfolios (except for ING Clarion Global Real Estate Portfolio, ING Focus 5, ING Franklin Income, ING Marsico International Opportunities, ING Multi-Manager International Small Cap, and ING MFS Utilities Portfolios), and pays for the services and information necessary to the proper conduct of the Portfolios’ business, including custodial, administrative, transfer agency, portfolio accounting, auditing, and ordinary legal services, in return for the single management fee. Therefore, the ordinary operating expenses borne by the Portfolios are normally expected to include such expenses as the cost of the Trustees who are not “interested persons” of DSL , including the cost of the Trustees’ and Officers’ Errors and Omissions Liability Insurance coverage, any taxes paid by the Portfolios, interest expenses from any borrowing, and similar expenses, and are normally expected to be low compared to mutual funds with more conventional expense structures. The Portfolios would also bear any extraordinary expenses.
(5)	Amount represents less than 0.01% and is included in Other Expenses.
(6)	A portion of the brokerage commissions that ING AllianceBernstein Mid Cap Growth Portfolio, ING Evergreen Health Sciences Portfolio, ING Evergreen Omega Portfolio, ING Janus Contrarian Portfolio, ING MFS Total Return Portfolio, ING MFS Utilities Portfolio, ING Pioneer Mid Cap Value Portfolio, ING T. Rowe Price Capital Appreciation Portfolio and ING T. Rowe Price Equity Income Portfolio pay is used to reduce each Portfolio’s expenses. Including these reductions, the total Net Operating Expenses for each Portfolio for the year ended December 31, 2008 would have been 0.75%, 0.75%, 0.59%, 0.74%, 0.65%, 0.76%, 0.62%, 0.64% and 0.64%, respectively. These arrangements can be discontinued at any time.
(7)	The Total Operating Expenses shown may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the Portfolio and do not include acquired fund fees and expenses.
(8)	Pursuant to its administration agreement with the Trust, ING Funds Services, LLC receives an annual administration fee equal to 0.10% of average daily net assets for ING Clarion Global Real Estate, ING Focus 5, ING Franklin Income, ING Marsico International Opportunities, ING Multi-Manager International Small Cap and ING MFS Utilities, which is reflected in Other Expenses.
(9)	DSL has contractually agreed to waive a portion of the advisory fee for ING Clarion Global Real Estate Portfolio, ING PIMCO Total Return Bond Portfolio, ING Pioneer Mid Cap Value Portfolio and ING Van Kampen Capital Growth Portfolio. The advisory fee waiver for ING Clarion Global Real Estate Portfolio is effective May 1, 2009 and will continue through at least May 1, 2010. Based upon average net assets as of December 31, 2008 for ING PIMCO Total Return Bond Portfolio, the advisory fee waiver would equal (0.07)% and the waiver will continue through at least April 1, 2010. Based upon average net assets as of December 31, 2008 for ING Pioneer Mid Cap Value Portfolio, the advisory fee waiver would equal (0.00)% and the waiver will continue through at least September 6, 2009. Based upon average net assets as of December 31, 2008 for ING Van Kampen Capital Growth Portfolio the advisory fee waiver would equal (0.01)% and the waiver will continue through at least May 1, 2010. There is no guarantee that these waivers will continue after such dates. These agreements will only renew if DSL elects to renew them.
(10)	Includes 0.06% of non-recurring offering expenses for ING Focus 5 Portfolio. Excluding this amount, Total Operating Expenses would have been 0.59%. Includes 0.03% of non-recurring offering expenses for ING Multi-Manager International Small Cap Portfolio. Excluding this amount, Total Operating Expenses would have been 1.17%.
(11)	Includes 0.02% of overdraft/interest expenses.
91

Portfolio Fees and Expenses (continued)

Examples.  The Examples are intended to help you compare the cost of investing in Class I shares of the Portfolios with the cost of investing in other mutual funds. The Examples do not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. If such expenses were reflected, the expenses and charges indicated would be higher. Although your actual cost may be higher or lower, the Examples show what your costs would be based on these assumptions. Keep in mind that this is an estimate. Actual expenses and performance may vary. The Examples assume that you invest $10,000 in the Class I shares of each Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Class I shares’ operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Portfolio	1 Year	3 Years	5 Years	10 Years
ING AllianceBernstein Mid Cap Growth	$80	$249	$433	$966
ING Artio Foreign	$92	$287	$498	$1,108
ING BlackRock Large Cap Growth	$83	$259	$450	$1,002
ING Clarion Global Real Estate(1)	$92	$295	$522	$1,177
ING Evergreen Health Sciences	$78	$243	$422	$942
ING Evergreen Omega	$61	$192	$335	$750
ING FMRSM Diversified Mid Cap	$65	$205	$357	$798
ING Focus 5(2)	$40	$169	$309	$719
ING Franklin Income(2)	$76	$245	$429	$962
ING Franklin Mutual Shares	$80	$249	$433	$966
ING Global Resources	$65	$205	$357	$798
ING Janus Contrarian	$77	$240	$417	$930
ING JPMorgan Emerging Markets Equity	$127	$397	$686	$1,511
ING Liquid Assets	$29	$90	$157	$356
ING Marsico Growth	$80	$249	$433	$966
ING Marsico International Opportunities(2)	$72	$233	$408	$915
ING MFS Total Return	$67	$211	$368	$822
ING MFS Utilities	$80	$249	$433	$966
ING Multi-Manager International Small Cap(2)	$124	$417	$731	$1,623
ING Oppenheimer Main Street®	$67	$211	$368	$822
ING PIMCO Total Return Bond	$57	$179	$313	$701
ING Pioneer Mid Cap Value	$65	$205	$357	$798
ING T. Rowe Price Capital Appreciation	$66	$208	$362	$810
ING T. Rowe Price Equity Income	$66	$208	$362	$810
ING Templeton Global Growth	$91	$284	$493	$1,096
ING Van Kampen Capital Growth(2)	$65	$207	$361	$809
ING Van Kampen Global Franchise	$99	$309	$536	$1,190
ING Van Kampen Growth and Income	$67	$211	$368	$822
(1)	The Example numbers reflect the expense limitation agreements/waivers for the one-year period and the first two years of the three-, five-, and ten-year periods.
(2)	The Example numbers reflect the expense limitation agreements/waivers for the one-year period and the first year of the three-, five-, and ten-year periods.
92

Summary of Principal Risks

The value of your investment in a Portfolio changes with the values of that Portfolio’s investments. Many factors can affect those values. The factors that are most likely to have a material effect on a particular Portfolio’s investment portfolio as a whole are called “principal risks.” The principal risks of each Portfolio are identified in the “Description of the Portfolios” section and are described below. Each Portfolio may be subject to additional principal risks and risks other than those described below because the types of investments made by a Portfolio can change over time.

Asset Allocation Risk.  Certain portfolios may allocate their investments between equity and fixed-income securities, and among various segments of markets, based upon judgments made by a sub-adviser. A portfolio that uses a market, sector or asset allocation model could miss attractive investment opportunities by underweighting markets or sectors where there are significant returns, and could lose value by overweighting markets where there are significant declines, or may not correctly predict the times to shift assets from one type of investment to another.

Borrowing Risk.  A portfolio may borrow for temporary emergency purposes, including to meet redemptions. Borrowing may exaggerate changes in the net asset value of a portfolio’s shares and in the portfolio’s return. Borrowing will cost the portfolio interest expense and other fees. The cost of borrowing may reduce the portfolio’s return.

Call Risk.  During periods of falling interest rates, a bond issuer may “call,” or repay, its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, a portfolio would experience a decline in income.

Commodities Risk.  Commodity prices fluctuate for several reasons, including changes in market and economic conditions, the impact of weather on demand, levels of domestic production and imported commodities, energy conservation, domestic and foreign governmental regulation and taxation and the availability of local, intrastate and interstate transportation systems. Volatility of commodity prices, which may lead to a reduction in production or supply, may also negatively impact the performance of companies in natural resources industries that are solely involved in the transportation, processing, storing, distribution or marketing of commodities. Volatility of commodity prices may also make it more difficult for companies in natural resources industries to raise capital to the extent the market perceives that their performance may be directly or indirectly tied to commodity prices.

Convertible Securities Risk.  The value of convertible securities may fall when interest rates rise and increase when interest rates fall. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates. A portfolio could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

Credit Derivatives Risk.  A portfolio may enter into credit default swaps, both directly and indirectly in the form of a swap embedded within a structured note, to protect against the risk that a security will default. A portfolio pays a fee to enter into the trade and receives a fixed payment during the life of the swap. If there is a credit event, a portfolio either delivers the defaulted bond (if the portfolio has taken the short position in the credit default swap) or pays the par amount of the defaulted bond (if the portfolio has taken the long position in the credit default swap note). Risks of credit default swaps include the cost of paying for credit protection if there are no credit events.

Credit Risk.  A portfolio could lose money if a bond issuer (debtor) fails to repay interest and principal in a timely manner or if it goes bankrupt. This is especially true during periods of economic uncertainty or economic downturns. High-yield/high-risk bonds are especially subject to credit risk and are considered to be mostly speculative in nature.

Currency Risk.  A portfolio that invests directly in foreign currencies or in securities denominated in or that trade in foreign (non-U.S.) currencies is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls, or other political or economic developments in the United States or abroad. As a result, a portfolio’s investments in foreign currency-denominated securities may reduce the value of a portfolio’s assets.

93

Summary of Principal Risks (continued) Debt Securities Risk.  The value of debt securities may fall when interest rates rise. Debt securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter maturities. In addition, debt securities, such as bonds, involve credit risk as described above. These securities are also subject to interest rate risk. This is the risk that the value of the security may fall when interest rates rise. In general, the market price of debt securities with longer maturities tends to be more volatile in response to changes in interest rates than the market price of shorter-term securities.

Depositary Receipts Risk.  Investments in depositary receipts involve risks similar to those accompanying direct investments in foreign securities. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.

Derivatives Risk.  A portfolio may use futures, options, swaps and other derivative instruments to hedge or protect the portfolio from adverse movements in underlying securities prices and interest rates or as an investment strategy to help attain the portfolio’s investment objective. A portfolio may also use a variety of currency hedging techniques, including foreign currency contracts, to attempt to hedge exchange rate risk or to gain exposure to a particular currency. A portfolio’s use of derivatives could reduce returns, may not be liquid and may not correlate precisely to the underlying securities or index. Derivative securities are subject to market risk, which could be significant for those derivatives that have a leveraging effect that could increase the volatility of the portfolio and may reduce returns for the portfolio. Derivatives are also subject to credit risks related to the counterparty’s ability to perform, and any deterioration in the counterparty’s creditworthiness could adversely affect the instrument. A risk of using derivatives is that the sub-adviser might imperfectly judge the market’s direction, which could render a hedging strategy ineffective or have an adverse effect on the value of the derivative.

Diversification Risk.  A portfolio may be classified as a non-diversified investment company under the Investment Company Act of 1940, as amended (“1940 Act”), which means that the portfolio is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer. Declines in the value of that single company can significantly impact the value of the portfolio. The investment of a large percentage of a portfolio’s assets in the securities of a small number of issuers causes greater exposure to each of those issuers than for a more diversified fund, and may cause the portfolio’s share price to fluctuate more than that of a diversified investment company.

Emerging Markets Risk.  Emerging market countries are generally defined as countries in the initial stage of their industrialization cycles with low per capita income. Investment in emerging market countries presents risks in a greater degree than, and in addition to, those presented by investment in foreign issuers in general as these countries may be less politically and economically stable than other countries. A number of emerging market countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar from time to time, and devaluation may occur after investments in those currencies by a portfolio. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

It may be more difficult to buy and sell securities in emerging market countries as many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in emerging market countries that a future economic or political crisis could lead to: price controls; forced mergers of companies; expropriation or confiscatory taxation; seizure; nationalization; foreign exchange controls that restrict the transfer of currency from a given country; or creation of government monopolies.

Equity Securities Risk.  Equity securities include common, preferred and convertible preferred stocks and securities with values that are tied to the price of the stocks, such as rights, warrants and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of an investment in equities. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. The value of equity securities purchased by a portfolio could decline if the financial condition of the companies decline or if overall market economic conditions deteriorate. Even investment in high quality or “blue chip” equity securities or securities of established companies with large market capitalization (which generally have strong financial characteristics) can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be able to react less quickly to change in the marketplace.

94

Summary of Principal Risks (continued) Foreign Investment Risk.  Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates; unstable political, social, and economic conditions; possible security illiquidity: a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositaries than those in the United States; less standardization of accounting standards and market regulations in certain foreign countries; foreign taxation issues; and varying foreign controls on investments. Foreign investments may also be affected by administrative difficulties, such as delays in clearing and settling transactions. In addition, securities of foreign companies may be denominated in foreign currencies and the costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. ADRs, EDRs and GDRs are subject to risks of foreign investments, and they may not always track the price of the underlying foreign security. These factors may make foreign investments more volatile and potentially less liquid than U.S. investments.

Growth Investing Risk.  Growth-oriented stocks typically sell at relatively high valuations as compared to other types of securities. Securities of growth companies may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth potential. Further, securities of growth companies may be more volatile since such companies usually invest a high portion of earnings in their business, and they may lack the dividends of value stocks that can cushion stock prices in a falling market. The market may not favor growth-oriented stocks or may not favor equities at all. In addition, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth. Historically, growth-oriented stocks have been more volatile than value-oriented stocks.

Healthcare Sector Risk.  Healthcare companies are strongly affected by worldwide scientific or technological developments. Their products may rapidly become obsolete and are also often dependent on the developer’s ability to receive patents from regulatory agencies. Many healthcare companies are also subject to significant government regulation and may be affected by changes in governmental policies. As a result, investments in the health and biotechnology segments include the risk that the economic prospects, and the share prices, of health and biotechnology companies can fluctuate dramatically due to changes in the regulatory or competitive environments.

High-Yield, Lower-Grade Debt Securities Risk.  High-yield debt securities (commonly referred to as “junk bonds”) generally present greater credit risk that an issuer cannot make timely payment of interest or principal payments than an issuer of a higher quality debt security, and typically have greater potential price volatility and principal and income risk. Changes in interest rates, the market’s perception of the issuers and the credit worthiness of the issuers may significantly affect the value of these bonds. High-yield bonds are not considered investment grade, and are regarded as predominantly speculative with respect to the issuing company’s continuing ability to meet principal and interest payments. The secondary market in which high-yield securities are traded may be less liquid than the market for higher grade bonds. It may be more difficult to value less liquid high-yield securities, and determination of their value may involve elements of judgment.

Income Risk.  A portfolio’s income may fall due to falling interest rates. Income risk is generally the greatest for short-term bonds, and the least for long-term bonds. Changes in interest rates will affect bond prices as well as bond income, and the rate at which income and maturing instruments can be reinvested.

Industry Concentration Risk.  When a portfolio invests primarily in securities of companies in a particular market industry, the portfolio may be subject to greater risks and market fluctuations than other portfolios that are more diversified by industry.

Initial Public Offerings (“IPO”) Risk.   IPOs may be more volatile than other securities. IPOs may have a magnified impact on a portfolio during the start-up phase when the portfolio’s assets base is relatively small. However, there is no assurance that a portfolio will have access to profitable IPOs. As assets grow, the effect of IPOs on a portfolio’s performance will not likely be as significant. Furthermore, stocks of newly-public companies may decline shortly after the IPO.

Interest Rate Risk.  The value of debt securities and short-term money market instruments generally tend to move in the opposite direction to interest rates. When interest rates are rising, the prices of debt securities tend to fall. When interest rates are falling, the prices of debt securities tend to rise. Bonds with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than bonds with shorter durations or money market instruments. Further, economic and market conditions may cause issuers to default or go bankrupt.

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Summary of Principal Risks (continued) Investment by Funds-of-Funds Risk.  A portfolio’s shares may be purchased by other investment companies, including through fund-of-funds arrangements within the ING Funds family. In some cases, a portfolio may serve as a primary or significant investment vehicle for a fund-of-funds. From time to time, a portfolio may experience large inflows or redemptions due to allocations or rebalancings by these funds-of-funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, a portfolio may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also increase transaction costs or portfolio turnover. The adviser or sub-adviser will monitor transactions by the funds-of-funds and will attempt to minimize any adverse effects on a portfolio and funds-of-funds as a result of these transactions. So long as a portfolio accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.

Investment Models Risk.  The proprietary models used by a sub-adviser to evaluate securities or securities markets are based on the sub-adviser’s understanding of the interplay of market factors and do not assure successful investment. The markets, or the price of individual securities, may be affected by factors not foreseen in developing the models.

Investment Strategy Risk.  Certain strategies involve selecting common stocks that have high dividend yields relative to other large capitalization common stocks comprising an index. The dividend yields of such stocks may be high relative to such other stocks because the share price of the stock has declined relative to such other stocks. The stocks selected may be out of favor with investors because the issuer is experiencing financial difficulty, has had or forecasts weak earning performance, has been subject to negative publicity, or has experienced other unfavorable developments relating to its business, There can be no assurance that the negative factors that have caused the issuer’s stock price to have declined relative to to the stocks will not cause further decreases in the issuer’s stock price, or that the dividend paid on the stock will maintained.

Certain strategies involve selecting common stocks that have low share prices relative to issuers’ sale. The price to sales ratios of these stocks may be low because the stocks are out of favor with investors. The issuer may be experiencing financial difficulty, has had or forecasts weak earnings performance, has been subject to negative publicity, or has experienced other unfavorable developments relating to its business. There can be no assurance the negative factors that may have caused the issuer’s stock price to be low in relation to the issuer’s sale will not continue, or will not result in a decline in the issuer’s stock price.

Investment Style Risk.  Securities with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A portfolio may outperform or underperform other portfolios that employ a different style. A portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s earnings growth potential. Growth-oriented funds will typically underperform when value investing is in favor and vice versa.

Leveraging Risk.  Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, a portfolio will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a portfolio to be more volatile than if a portfolio had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a portfolio’s assets.

Limited Management Risk.  A portfolio’s strategy of investing in companies according to criteria determined on each portfolio Construction Date prevents the portfolio from responding to market fluctuations, or changes in the financial condition or business prospects of the selected companies, between portfolio Construction Dates. As compared to other funds this could subject the portfolio to more risk if one of the selected stocks declines in price or if certain sectors of the market, or the U.S. economy, experience downturns. The investment strategy may also prevent the portfolio from taking advantage of opportunities available to other funds.

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Summary of Principal Risks (continued) Liquidity Risk.  Liquidity risk exists when particular investments are difficult to purchase or sell. A portfolio’s investments in illiquid securities may reduce the returns of a portfolio because it may be unable to sell the illiquid securities at an advantageous time or price. Further the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount a portfolio could realize upon disposition. A portfolios with principal investment strategies that involve foreign securities, small companies, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Manager Risk.  A sub-adviser will apply investment techniques and risk analyses in making investment decisions for a portfolio, but there can be no assurance that these will achieve the portfolio’s objective. A sub-adviser could do a poor job in executing an investment strategy. A sub-adviser may use the investment techniques or invest in securities that are not part of a portfolio’s principal investment strategy. For example, if market conditions warrant, portfolios that invest principally in equity securities may temporarily invest in U.S. government securities, high-quality corporate fixed-income securities, mortgage-related and asset-backed securities or money market instruments. Likewise, portfolios that invest principally in small- to medium-sized companies may shift to preferred stocks and larger-capitalization stocks. These shifts may alter the risk/return characteristics of the portfolios and cause them to miss investment opportunities. Individuals primarily responsible for managing a portfolio may leave their firm or be replaced.

Many sub-advisers of equity portfolios employ styles that are characterized as “value” or “growth.” However, these terms can have different application by different managers. One sub-adviser’s value approach may be different from another, and one sub-adviser’s growth approach may be different from another. For example, some value managers employ a style in which they seek to identify companies that they believe are valued at a more substantial or “deeper discount” to a company’s net worth than other value managers. Therefore, some portfolios that are characterized as growth or value can have greater volatility than other portfolios managed by other managers in a growth or value style.

Market and Company Risk.  The price of a security held by a portfolio may fall due to changing economic, political or market conditions or disappointing earnings or losses. Stock prices in general may decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Further, even though the stock market is cyclical in nature, returns from a particular stock market segment in which a portfolio invests may still trail returns from the overall stock market.

Market Capitalization Risk.  Stocks fall into three broad market capitalization categories — large, medium and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. For example, if valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of small- or medium-capitalization companies, investors may migrate to the stocks of small- and mid-sized companies causing a portfolio that invests in these companies to increase in value more rapidly than a portfolio that invests in larger, fully-valued companies. Investing in small- and medium-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of small- and medium-capitalization companies may decline significantly in market downturns. In addition, the market capitalization of a small or mid-sized company may change due to appreciation in the stock price, so that it may no longer have the attributes of the capitalization category that was considered at the time of purchase.

Market Trends Risk.  Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. For instance, from time to time, the stock market may not favor growth-oriented securities. Rather, the market could favor value-oriented securities or may not favor equity securities at all. Accordingly, the performance of a portfolio may at times be better or worse than the performance of funds that focus on other types of stocks, or that have a broader investment style.

Maturity Risk.  Interest rate risk will affect the price of a fixed-income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed-income securities with longer maturities will therefore be more volatile than other fixed-income securities with shorter maturities. Conversely, fixed-income securities with shorter maturities will be less volatile but generally provide lower returns than fixed-income securities with longer maturities. The average maturity of a portfolio’s fixed-income investments will affect the volatility of the portfolio’s share price.

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Summary of Principal Risks (continued) Mid-Capitalization Company Risk.  Investment in securities of mid-capitalization companies entails greater risks than investments in larger, more established companies. Mid-capitalization companies tend to have more narrow product lines, more limited financial resources, a more limited trading market for their stocks, and may be dependent on a few key managers, as compared with larger companies. As a result, their stock prices may decline significantly as market conditions change. Securities of mid-capitalization companies tend to be more volatile and less liquid than stocks of larger companies.

Mortgage-Related Securities Risk.  Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a portfolio that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a portfolio because a portfolio will have to reinvest that money at the lower prevailing interest rates. Many mortgage-related securities are designed to allocate risk from pools of their underlying assets. However, such risk allocation techniques may not be successful, which could lead to the credit risk of these investments being greater than indicated by their ratings. The value of mortgage-related securities may be further affected by downturns in the credit markets or the real estate market. It may be difficult to value the mortgage-related securities because of the transparency or liquidity of some underlying investments, and these instruments may not be liquid.

Some of these mortgage-related securities may have exposure to subprime loans or subprime mortgages, which are loans to persons with impaired credit ratings. However, it may be difficult to determine which securities have exposure to subprime loans or mortgages. Furthermore, the risk allocation techniques employed by these instruments may not be successful, which could lead to the credit risk of these instruments being greater than indicated by their ratings. The value of these instruments may be further affected by downturns in the credit markets or the real estate market. It may be difficult to value these instruments because of concerns about their transparency. These instruments may not be liquid.

Natural Resources Risk.  Securities of companies involved in natural resources may be subject to broad price fluctuations, reflecting volatility of energy and basic materials’ prices and possible instability of supply of various natural resources. In addition, some companies may be subject to the risks generally associated with extraction of natural resources, such as the risks of mining and oil drilling, and the risks of the hazards associated with natural resources, such as fire, drought, increased regulatory and environmental cost. The production and marketing of natural resources may be affected by action and changes in governments.

Other Investment Companies Risk.  A portfolio may invest in other investment companies to the extent permitted by the 1940 Act and the rules and regulations thereunder. These may include exchange-traded funds (“ETFs”) and Holding Company Depositary Receipts (“HOLDRs”), among others. ETFs are exchange traded investment companies that are designed to provide investment results corresponding to an equity index and include, among others, Standard & Poor’s Depositary Receipts (“SPDRs”), PowerShares QQQTM (“QQQQ”), Dow Jones Industrial Average Tracking Stocks (“Diamonds”) and iShares exchange-traded funds (“iShares”). The main risk of investing in other investment companies (including ETFs and HOLDRs) is that the value of the underlying securities held by the investment company might decrease. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions. Because the portfolio may invest in other investment companies, you will pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees) in addition to the expenses of the portfolio. Additional risks of investments in ETFs include: (i) an active trading market for an ETF’s shares may not develop or be maintained; or (ii) trading may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts trading generally. Because HOLDRs concentrate in the stocks of a particular industry, trends in that industry may have a dramatic impact on their value.

Over-the-Counter (“OTC”) Investment Risk.  Investing in securities traded on the OTC securities market can involve greater risk than is customarily associated with investing in securities traded on the New York or American Stock Exchanges since OTC securities are generally securities of companies that are smaller or newer than those listed on the New York or American Stock Exchanges. For example, these companies often have limited product lines, markets, or financial resources, may be dependent for management on one or a few key persons, and can be more susceptible
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Summary of Principal Risks (continued) to losses. Also, their securities may be thinly traded (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts, and may be subject to wider price swings and thus, may create a greater risk of loss than securities of larger capitalization or established companies.

Portfolio Turnover Risk.  Changes to the investments of a portfolio may be made regardless of the length of time particular investments have been held. A high portfolio turnover rate generally involves greater expenses, including brokerage commissions and other transactional costs, which may have an adverse impact on performance. The portfolio turnover rate will vary from year to year, as well as within a year.

Price Volatility Risk.  The value of a portfolio changes as the prices of its investments go up or down. Equity and debt securities face market, issuer, and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.

Real Estate Investment Trusts (“REITs”) Risk.  Investing in REITs may subject a portfolio to risks similar to those associated with the direct ownership of real estate including terrorist attacks, war or other acts that destroy real property (in addition to securities market risks). Some REITs may invest in a limited number of properties, in a narrow geographic area or in a single property type, which increases the risk that a portfolio could be unfavorably affected by the poor performance of a single investment or investment type. These companies are also sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. Borrowers could default on or sell investments the REIT holds, which could reduce the cash flow needed to make distributions to investors. In addition, REITs may also be affected by tax and regulatory requirements in that a REIT may not qualify for preferential tax treatments or exemptions. REITs require specialized management and pay management expenses.

Restricted and Illiquid Securities Risk.  If a security is illiquid, a portfolio might be unable to sell the security at a time when the sub-adviser might wish to sell, and the security could have the effect of decreasing the overall level of the portfolio’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount a portfolio could realize upon disposition. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets. This may also include Rule 144A securities which are restricted securities that can be resold to qualified institutional buyers but not to the general public. Rule 144A securities may have an active trading market, but carry the risk that the active trading market may not continue.

Risk Arbitrage Securities and Distressed Companies Risk.  Risk arbitrage securities are securities of companies involved in restructurings (such as mergers, acquisitions, consolidations, liquidations, spinoffs, or tender or exchange offers) or that a portfolio’s sub-adviser believes are cheap relative to an economically equivalent security of the same or another company. Distressed companies are companies that are, or are about to be, involved in reorganizations, financial restructurings or bankruptcy.

A merger, tender or exchange offer, or other corporate restructuring proposed at the time a portfolio invests in risk arbitrage securities may not be completed on the terms or within the time frame contemplated, resulting in losses to the portfolio. Debt obligations of distressed companies typically are unrated, lower rated, in default, or close to default. Also, securities of distressed companies are generally more likely to become worthless than the securities of more financially stable companies.

Sector Risk.  A sector is a group of selected industries, such as technology. A portfolio may, at times, invest significant assets in securities of issuers in one or more sectors of the economy or stock market, such as technology. To the extent a portfolio’s assets are concentrated in a single market sector, volatility in that sector will have a greater impact on a portfolio than it would on a portfolio that has securities representing a broader range of investments.

Securities Lending Risk.  A portfolio may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a portfolio may lose money and there may be a
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Summary of Principal Risks (continued) delay in recovering the loaned securities. A portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences to the portfolio. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the portfolio. When a portfolio lends its securities, it is responsible for investing the cash collateral it receives from the borrower of the securities, and the portfolio could incur losses in connection with the investment of such cash collateral.

Short Sales Risk.  Short sales involve selling a security a portfolio does not own in anticipation that the security’s price will decline. A portfolio will suffer a loss if it sells a security short and the value of the security rises rather than falls. Short sales expose a portfolio to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the portfolio. When a portfolio must purchase the security it borrowed in a short sale at prevailing market rates, the potential loss may be greater for a short sale than for a short sale “against the box.” A short sale “against the box” may be used to hedge against market risks when the sub-adviser believes that the price of a security may decline, causing the value of a security owned by the portfolio or a security convertible into or exchangeable for such security to decline. In such case, any future losses in the portfolio’s long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities the portfolio owns.

Small-Capitalization Company Risk.  Investment in securities of small companies may entail greater risk than investments in larger, more established companies. Smaller companies may have limited product lines and market diversification or fewer financial resources, and may be dependent on a few key managers. Their securities may trade less frequently and in more limited volume than the securities of larger companies. Consequently, the prices of small company stocks tend to rise and fall in value more than other stocks, and/or may be less liquid. When selling a large quantity of a particular stock, a portfolio may have to sell at a discount from quoted prices or may have to make a series of small sales over an extended period of time due to the more limited trading volume of smaller company stocks. Although investing in small companies offers potential for above-average returns, the companies may not succeed, and the value of stock shares could decline significantly. Securities of smaller companies tend to be more volatile and less liquid than stocks of larger companies.

Sovereign Debt Risk.  These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

Special Situations Risk.  A “special situation” arises when, in a sub-adviser’s opinion, securities of a particular company will appreciate in value within a reasonable period because of unique circumstances applicable to the company. Special situations often involve much greater risk than is inherent in ordinary investment securities. Investments in special situation companies may not appreciate and a portfolio’s performance could suffer if an anticipated development does not occur or does not produce the anticipated result.

U.S. Government Securities and Obligations Risk.  Some U.S. government securities are backed by the full faith and credit of the U.S. government and are guaranteed as to both principal and interest by the U.S. Treasury. These include direct obligations such as U.S. Treasury notes, bills and bonds, as well as indirect obligations such as the Government National Mortgage Association. Other U.S. government securities are not direct obligations of the U.S. Treasury, but rather are backed by the ability to borrow directly from the U.S. Treasury. Still others are supported solely by the credit of the agency or instrumentality itself and are neither guaranteed nor insured by the U.S. government. No assurance can be given that the U.S. government would provide financial support to such agencies if needed. U.S. government securities may be subject to varying degrees of credit risk and all U.S. government securities may be subject to price declines due to changing interest rates. Securities directly supported by the full faith and credit of the U.S. government have less credit risk.

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Summary of Principal Risks (continued) Utilities Industry Risk.  The portfolio’s performance will be closely tied to the performance of utilities companies. Utilities companies can react similarly to market, economic, political or regulatory conditions and developments. As a result, the portfolio’s performance could be more volatile than the performance of more broadly-diversified funds.

Issuers in the utilities sector are subject to many risks, including the following: Increases in fuel and other operating costs; restrictions on operations, increased costs, and delays as a result of environmental and safety regulations; coping with the impact of energy conservation and other factors reducing the demand for services; technological innovations that may render existing plants, equipment or products obsolete; the potential impact of natural or man-made disasters; difficulty in obtaining adequate returns on invested capital; difficulty in obtaining approval of rate increases; the high cost of obtaining financing, particularly during periods of inflation; increased competition resulting from deregulation, overcapacity, and pricing pressures; and the negative impact of regulation.

Issuers doing business in the telecommunications area are subject to many risks, including the negative impact of regulation, a competitive marketplace, difficulty in obtaining financing, rapid obsolescence, and agreements linking future rate increases to inflation or other factors not directly related to the active operating profits of the issuer.

Value Investing Risk.  A sub-adviser may be wrong in its assessment of a company’s value and the stocks a portfolio holds may not reach what the sub-adviser believes are their full values. A particular risk of a portfolio’s value approach is that some holdings may not recover and provide the capital growth anticipated or a stock judged to be undervalued may actually be appropriately priced. Further, because the prices of value-oriented securities tend to correlate more closely with economic cycles than growth-oriented securities, they generally are more sensitive to changing economic conditions, such as changes in interest rates, corporate earnings, and industrial production. The market may not favor value-oriented stocks and may not favor equities at all. During these periods, a portfolio’s relative performance may suffer.

When Issued and Delayed Delivery Securities and Forward Commitments Risk.  When issued and delayed delivery securities and forward commitments involve the risk that the security a portfolio buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party will not meet its obligation. If this occurs, the portfolio loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

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More Information

Percentage and Rating Limitations

Unless otherwise stated, the percentage limitations, ratings limitations on debt securities, or capitalization criteria on equity securities that are in this Prospectus apply at the time of purchase.

A Word about Portfolio Diversity

Each Portfolio in this Prospectus, unless specifically noted under the Portfolio’s principal investment strategies, is diversified, as defined in the 1940 Act. A diversified portfolio may not, as to 75% of its total assets, invest more than 5% of its total assets in any one issuer and may not purchase more than 10% of the outstanding voting securities of any one issuer (other than U.S. government securities).

Fundamental Investment Policies

The investment objective of each Portfolio is non-fundamental. Investment policies are fundamental if so designated in this Prospectus or in the Statement of Additional Information (“SAI”). This means they may not be modified or changed without a vote of the shareholders.

Non-Fundamental Investment Policies

Certain Portfolios have adopted non-fundamental investment policies to invest the assets of a Portfolio in securities that are consistent with the Portfolio’s name. For more information about these policies, please consult the SAI.

Additional Information about the Portfolios

The SAI is made a part of this Prospectus. It identifies investment restrictions, more detailed risk descriptions, a description of how the bond rating system works and other information that may be helpful to you in your decision to invest. You may obtain a copy without charge by calling the Trust at 1-800-366-0066, or downloading it from the SEC’s website at http://www.sec.gov.

Other ING Funds may also be offered to the public that have similar names, investment objectives and principal investment strategies as those of the Portfolios offered by this Prospectus. You should be aware that a Portfolio is likely to differ from these other ING Funds in size and cash flow pattern. Accordingly, the performance of a Portfolio can be expected to vary from those of the other ING Funds.

Temporary Defensive Positions

A Sub-Adviser may depart from a Portfolio’s principal investment strategies by temporarily investing for defensive purposes when a Sub-Adviser believes that adverse market, economic, political or other conditions may affect the Portfolio. Instead, the Portfolio may invest in securities believed to present less risk, such as cash, cash equivalent, money market instruments, debt securities that are high quality or higher quality than normal, more liquid securities or others. While a Portfolio invests defensively, it may not be able to pursue its investment objective. A Portfolio’s defensive investment position may not be effective in protecting its value. The types of defensive positions in which a Portfolio may engage are identified and discussed, together with their risks, in the SAI. It is impossible to predict accurately how long such alternative strategies may be utilized. During these times, a Portfolio may not achieve its investment goals.

Administrative Services

In addition to advisory services, DSL has been contracted to provide administrative and other services necessary for the ordinary operation of the Portfolios (except for ING Clarion Global Real Estate, ING Focus 5, ING Franklin Income, ING Marsico International Opportunties, ING MFS Utilities and ING Multi-Manager International Small Cap). DSL procures and pays for the services and information necessary to the proper conduct of the Portfolios’ business, including custodial, administrative, transfer agency, portfolio accounting, dividend disbursing, auditing, and ordinary legal services. DSL also acts as liaison among the various service providers to these Portfolios, including the custodian, portfolio accounting agent, Sub-Advisers, and the insurance company or companies to which the Portfolios offer their shares, among others. DSL also reviews these Portfolios for compliance with applicable legal requirements and monitors the Sub-Advisers for compliance with requirements under applicable law and with the investment policies and restrictions of the Portfolios. DSL does not bear the expense of brokerage fees and other transactional expenses for securities or other assets (which are generally considered part of the cost for the assets), taxes (if any) paid by these Portfolios, interest on borrowing,
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More Information  (continued) fees and expenses of the Independent Trustees, including the cost of the Trustees and Officers Errors and Omissions Liability Insurance coverage and the cost of counsel to the Independent Trustees, and extraordinary expenses, such as litigation or indemnification expenses.

The Trust pays a management fee to DSL and ING Investments for their services. Out of this management fee, DSL and ING Investments in turn pay the sub-Advisers their respective Sub-advisory fee. The management fee paid to DSL by the Trust is distinct because the Trust has a “bundled” fee arrangement, under which DSL, out of its management fee, pays many of the ordinary expenses for each Portfolio (except for ING Clarion Global Real Estate, ING Focus 5, ING Franklin Income, ING Marsico International Opportunties, ING MFS Utilities and ING Multi-Manager International Small Cap), including custodial, administrative, transfer agency, portfolio accounting, auditing and ordinary legal expenses. Most mutual funds pay these expenses directly from their own assets, with limited expenses assumed by DSL.

DSL has entered into an Administrative Services Sub-Contract with ING Funds Services, LLC (“ING Funds Services”), an affiliate of the Advisers, under which ING Funds Services provides the Portfolios with certain administrative services. The Trust has entered into an Administration Agreement with ING Funds Services on behalf of ING Clarion Global Real Estate, ING Focus 5 , ING Franklin Income, ING Marsico International Opportunities, ING MFS Utilities and ING Multi-Manager International Small Cap Portfolios. The administrative services performed by ING Funds Services on behalf of DSL and ING Clarion Global Real Estate, ING Focus 5, ING Franklin Income, ING Marsico International Opportunities, ING MFS Utilities and ING Multi-Manager International Small Cap Portfolios directly, include acting as a liaison among the various service providers to the Portfolios, including the custodian, portfolio accounting agent, Sub-Advisers, and the insurance company or companies to which the Portfolios offer their shares. ING Funds Services also reviews the Portfolios for compliance with applicable legal requirements and monitors the Sub-Advisers for compliance with requirements under applicable law and with the investment policies and restrictions of the Portfolios.

Portfolio Distribution

ING Funds Distributor, LLC (“ING Funds Distributor” or “Distributor”) is the principal underwriter and distributor of each Portfolio. It is a Delaware limited liability corporation with its principal offices at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.

On December 29, 2006, an internal reorganization was undertaken in which the distribution functions for the ING Funds were transferred from DSI, the predecessor to DSL, to ING Funds Distributor. As a result of this transfer, ING Funds Distributor assumed all contractual obligations and became the sole distributor for the Portfolios.

ING Funds Distributor is a member of the Financial Industry Regulatory Authority (“FINRA”). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org or the Public Disclosure Hotline at 800-289-9999.

How ING Compensates Entities Offering Its Portfolios as Investment Options in Their Investment Products

ING mutual funds may be offered as investment options in Variable Contracts by affiliated and non-affiliated insurance companies. The Portfolios’ Advisers or Distributor (collectively “ING”), out of its own resources and without additional cost to the Portfolios or their shareholders, may pay additional compensation to these insurance companies. The amount of the payment is based upon an annual percentage of the average net assets held in the Portfolios by those companies. The Portfolios’ Advisers and Distributor may make these payments for administrative, record keeping or other services that insurance companies provide to the Portfolios. These payments may also provide incentive for insurance companies to make the Portfolios available through the Variable Contracts issued by the insurance company, and thus they may promote the distribution of the shares of the Portfolios.

The distributing broker-dealer for the Portfolios is ING Funds Distributor. ING Funds Distributor has entered into such agreements with non-affiliated insurance companies. Fees payable under these arrangements are at annual rates that range from 0.15% to 0.25%. This is computed as a percentage of the average aggregate amount invested in the Portfolios by Variable Contract holders through the relevant insurance company’s Variable Contracts. As of the date of this Prospectus, the Advisers have entered into such arrangements with the following insurance companies: Zurich Kemper Life Insurance Company; Symetra Life Insurance Company; and First Fortis Life Insurance Company.

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More Information  (continued) The Advisers also have entered into similar agreements with affiliated insurers, including, but not limited to: ING Life Insurance and Annuity Company; ReliaStar Life Insurance Company; ReliaStar Company of New York; Security Life of Denver; ING USA Annuity and Life Insurance Company and ING Life Insurance Company of America. ING uses a variety of financial and accounting techniques to allocate resources and profits across the organization. These methods may take the form of cash payments to affiliates. These methods do not impact the costs incurred when investing in one of the Portfolios. Additionally, if a Portfolio is not sub-advised or is sub-advised by an ING entity, ING may retain more revenue than on those Portfolios it must pay to have sub-advised by non-affiliated entities. Management personnel of ING may receive additional compensation if the overall amount of investments in Portfolios advised by ING meets certain target levels or increases over time.

The insurance companies through which investors hold shares of the Portfolios may also pay fees to third parties in connection with distribution of Variable Contracts and for services provided to Variable Contract owners. Neither the Portfolios, nor the Advisers or the Distributor are a party to these arrangements. Investors should consult the prospectus and statement of additional information for their Variable Contracts for a discussion of these payments.

Ultimately, the agent or broker selling the Variable Contract to you could have a financial interest in selling you a particular product to increase the compensation they receive. Please make sure you read fully each prospectus and discuss any questions you have with your agent or broker.

Interests of the Holders of Variable Contracts and Qualified Plans

Each Portfolio is available to serve as an investment option offered through Variable Contracts and Qualified Plans. The Portfolios also may be made available to certain investment advisers and their affiliates in connection with the creation or management of a Portfolio, certain other investment companies and other investors as permitted by the diversification and other requirements under Section 817(h) of the Internal Revenue Code of 1986, as amended and the underlying U.S. Treasury Regulations. The Portfolios currently do not foresee any disadvantages to investors if a Portfolio serves as an investment option for Variable Contracts and offers its shares directly to Qualified Plans and other permitted investors. However, it is possible that the interest of owners of Variable Contracts, Qualified Plans and other permitted investors, for which a Portfolio serves as an investment option, might at some time be in conflict because of differences in tax treatment or other considerations. The Board directed DSL to monitor events to identify any material conflicts between Variable Contract owners, Qualified Plans and other permitted investors and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in a Portfolio might be required to redeem the investment of one or more of its separate accounts from the Portfolio or a Qualified Plan, investment company or other permitted investor might be required to redeem its investment, which might force the Portfolio to sell securities at disadvantageous prices. The Portfolios may discontinue sales to a Qualified Plan and require plan participants with existing investments in the Portfolios to redeem those investments if the Qualified Plan loses (or in the opinion of the Advisers, is at risk of losing) its Qualified Plan status.

Pricing of Portfolio Shares

Investments will be processed at the net asset value (“NAV”) next calculated after an order is received and accepted by a Portfolio or its designated agent. In order to receive a day’s price, your order must be received by the close of regular trading (“Market Close”) on the NYSE (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE). The Portfolios reserve the right to suspend the offering of shares or to reject any specific purchase order. The Portfolios may suspend redemptions or postpone payments when the NYSE is closed or when trading is restricted for any reason or under emergency circumstances as determined by the SEC.

Purchase and Redemption of Shares

Purchases and redemptions of shares may be made only by separate accounts of insurance companies for the purpose of funding Variable Contracts, Qualified Plans, other investment companies or other permitted investors. Certain Portfolios may not be available as investment options in your Variable Contract, through your Qualified Plan or other investment company. Please refer to the prospectus for the appropriate insurance company separate account, investment company or your plan documents for information on how to direct investments in, or redemptions from, an investment option corresponding to one of the Portfolios and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Trust’s behalf.

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More Information  (continued) Each Portfolio’s shares may be purchased by other investment companies, including through funds-of-funds arrangements with ING affiliated funds. In some cases, the Portfolio may serve as a primary or significant investment vehicle for a fund-of-funds. From time to time, a Portfolio may experience large investments or redemptions due to allocations or rebalancings by these funds-of-funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, a Portfolio may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover. The Advisers and Sub-Advisers will monitor transactions by the funds-of-funds and will attempt to minimize any adverse effects on the Portfolio as a result of these transactions. So long as a Portfolio accepts investments by other investment companies it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.

Frequent Trading – Market Timing

The Portfolios are intended for long-term investment and not as short-term trading vehicles. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers should not purchase shares of a Portfolio. Shares of the Portfolios are primarily sold through omnibus account arrangements with financial intermediaries, as investment options for the Variable Contracts issued by insurance companies, and as investment options for Qualified Plans. Omnibus accounts generally do not identify customers’ trading activity on an individual basis. The Portfolios’ administrator has agreements which require such intermediaries to provide detailed account information including trading history, upon request of the Portfolio.

The Portfolios rely on the financial intermediaries to monitor frequent, short-term trading within a Portfolio by their customers. You should review the materials provided to you by your financial intermediary, including, in the case of a Variable Contract, the prospectus that describes the contract, or in the case of a Qualified Plan, the plan documentation for its policies regarding frequent, short-term trading. With trading information received as a result of these agreements, a Portfolio may make a determination that certain trading activity would be harmful to the Portfolio and its shareholders, even if such activity is not strictly prohibited by the intermediaries’ excessive trading policy. As a result, a shareholder investing directly or indirectly in a Portfolio may have their trading privileges suspended without violating the stated excessive trading policy of the intermediary. The Portfolios reserve the right, in their sole discretion and without prior notice, to reject, restrict or refuse purchase orders, whether directly or by exchange, including purchase orders that have been accepted by a financial intermediary. The Portfolios seek assurances from financial intermediaries that they have procedures adequate to monitor and address frequent short-term trading. There is, however, no guarantee that the procedures of the financial intermediaries will be able to curtail frequent, short-term trading activity.

The Portfolios believe that market timing or frequent, short-term trading in any account, including a Variable Contract or Qualified Plan account, is not in the best interest of the Portfolios or their shareholders. Due to the disruptive nature of this activity, it can adversely impact the ability of each Adviser or a Sub-Adviser to invest assets in an orderly, long-term manner. Frequent trading can disrupt the management of the Portfolios and raise their expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; lost opportunity costs; and large asset swings that decrease the Portfolios’ ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on the Portfolios’ performance.

Portfolios that invest in foreign securities may present greater opportunities for market timers and thus be at a greater risk for excessive trading. If an event occurring after the close of a foreign market, but before the time a Portfolio computes its current NAV, causes a change in the price of the foreign security and such price is not reflected in the Portfolio’s current NAV, investors may attempt to take advantage of anticipated price movements in securities held by the Portfolios based on such pricing discrepancies. This is often referred to as “price arbitrage.” Such price arbitrage opportunities may also occur in Portfolios which do not invest in foreign securities. For example, if trading in a security held by a Portfolio is halted and does not resume prior to the time the Portfolio calculates its NAV, such “stale pricing” presents an opportunity for investors to take advantage of the pricing discrepancy. Similarily, Portfolios that hold thinly-traded securities, such as certain small-capitalization securities, may be exposed to varying levels of pricing arbitrage. The Portfolios have adopted fair valuation policies and procedures intended to reduce the Portfolios’ exposure to price arbitrage, stale pricing and other potential pricing discrepancies, however, to the extent that a Portfolio’s NAV does not immediately reflect these changes in market conditions, short-term trading may dilute the value of Portfolio shares, which negatively affects long-term shareholders.

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More Information  (continued) Although the policies and procedures known to the Portfolios that are followed by the financial intermediaries that use the Portfolios and the monitoring by the Portfolios are designed to discourage frequent, short-term trading, none of these measures can eliminate the possibility that frequent, short-term trading activity in the Portfolios will occur. Moreover, decisions about allowing trades in the Portfolios may be required. These decisions are inherently subjective, and will be made in a manner that is in the best interest of a Portfolio’s shareholders.

Portfolio Holdings Disclosure Policy

A description of the policies and procedures with respect to the disclosure of each Portfolio’s portfolio securities is available in the SAI. Each Portfolio (except ING Liquid Assets Portfolio) posts its portfolio holdings schedule on its website on a calendar-quarter basis and makes it available 30 calendar days following the end of the previous calendar quarter. The portfolio holdings schedule is as of the last day of the previous calendar quarter (e.g., each Portfolio (except ING Liquid Assets Portfolio) will post the quarter ending June 30 holdings on July 31). A Portfolio may also post its complete or partial portfolio holdings on its website as of a specified date.

ING Liquid Assets Portfolio posts its portfolio holdings schedule on its website on a month-end basis and makes it available 30 calendar days after the end of the previous calendar month. The portfolio holdings schedule is as of the last day of the preceding calendar month (e.g. month-ending June 30 holdings will be posted July 31).

Each Portfolio’s portfolio holdings schedule will, at a minimum, remain available on the Portfolios’ website until the Portfolio files a Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the website information is current. The Portfolios’ website is located at www.ingfunds.com.

Reports to Shareholders

The fiscal year of each Portfolio ends on December 31. Each Portfolio will send financial statements to its shareholders at least semi-annually. An annual shareholder report containing financial statements audited by the independent registered public accounting firm will be sent to shareholders each year.

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Net Asset Value

The NAV per share for each class of each Portfolio is determined each business day as of Market Close on the NYSE. The Portfolios are open for business every day the NYSE is open. The NYSE is closed on all weekends and on all national holidays and Good Friday. Portfolio shares will not be priced on those days. The NAV per share of each class of each Portfolio is calculated by taking the value of the Portfolio’s assets attributable to that class, subtracting the Portfolio’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding.

In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest, approximates market value. Securities prices may be obtained from automated pricing services. Shares of investment companies held by a Portfolio will generally be valued at the latest NAV reported by those companies. The prospectuses for those investment companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Trading of foreign securities may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may occur on weekends or holidays when a Portfolio’s NAV is not calculated. As a result, the NAV of a Portfolio may change on days when shareholders will not be able to purchase or redeem a Portfolio’s shares.

When market quotations are not available or are deemed unreliable, the Portfolio will use a fair value for the security that is determined in accordance with procedures adopted by a Portfolio’s Board. The types of securities for which such fair value pricing might be required include, but are not limited to:

  Foreign securities, where a foreign security whose value at the close of the foreign market on which it principally trades likely would have changed by the time of the close of the NYSE, or the closing value is otherwise deemed unreliable;
  Securities of an issuer that has entered into a restructuring;
  Securities whose trading has been halted or suspended;
  Fixed-income securities that have gone into default and for which there are no current market value quotations; and
  Securities that are restricted as to transfer or resale.

The Portfolios or the Advisers may rely on the recommendations of a fair value pricing service approved by the Portfolios’ Board in valuing foreign securities. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. Each Adviser makes such determinations in good faith in accordance with procedures adopted by the Portfolios’ Board. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a Portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Portfolio determines its NAV per share.

When an insurance company or Qualified Plan is buying shares of the Portfolios, it will pay the NAV that is next calculated after the order from the insurance company’s Variable Contract holder or Qualified Plan participant is received in proper form. When an insurance company or Qualified Plan is selling shares, it will normally receive the NAV that is next calculated after the order from the insurance company’s Variable Contract holder or Qualified Plan participant is received in proper form.

ING Liquid Assets Portfolio uses the amortized cost method to value its portfolio securities and seeks to maintain a constant NAV of $1.00 per share, although there may be circumstances under which this goal cannot be achieved. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates or the market value of the security. Although the Portfolio’s Board has established procedures designed to stabilize, to the extent reasonably possible, the share price of the Portfolio, there can be no assurance that the Portfolio’s NAV can be maintained at $1.00 per share.

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Management of the Portfolios

Advisers

DSL, a Delaware limited liability company, serves as the investment adviser to each of the Portfolios except ING Clarion Global Real Estate Portfolio. ING Investments, an Arizona limited liability company, serves as the investment adviser to ING Clarion Global Real Estate Portfolio. DSL and ING Investments have overall responsibility for the management of each of their respective Portfolios. DSL and ING Investments provide or oversee all investment advisory and portfolio management services for each of their respective Portfolios. DSL and ING Investments are registered with the SEC as investment advisers and DSL is registered with FINRA as a broker-dealer.

On December 29, 2006, an internal reorganization was undertaken in which Directed Services, Inc. (“DSI”), a former adviser to the Portfolios except ING Clarion Global Real Estate Portfolio, was reorganized into a limited liability company and it became a wholly-owned subsidiary of ING Life Insurance and Annuity Company. The resulting company was DSL, a registered investment adviser and broker-dealer. As a result of this reorganization, DSI’s advisory contracts were assumed by DSL.

DSL and ING Investments are indirect, wholly-owned subsidiaries of ING Groep. ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services to over 75 million private, corporate and institutional clients in more than 50 countries. With a diverse workforce of about 125,000 people, ING comprises a broad spectrum of prominent companies that increasingly serve their clients under the ING brand.

As of December 31, 2008, DSL managed approximately $34.2 billion in registered investment company assets. DSL’s principal offices are located at 1475 Dunwoody Drive, West Chester, PA 19380. ING Investments became an investment management firm in April 1995, and serves as investment adviser to registered investment companies as well as structured finance vehicles. ING Investments’ principal offices are located at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258. As of December 31, 2008, ING Investments had approximately $35.7 billion in registered investment company assets.

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Management of the Portfolios (continued)

Advisory Fees

DSL or ING Investments receive a monthly fee for their services based on the average daily net assets of each of their respective Portfolios (or the combined net assets of two or more Portfolios).

The following table shows the aggregate annual advisory fee paid by each Portfolio for the most recent fiscal year as a percentage of each Portfolio’s average daily net assets:

Portfolio	Advisory Fees (as a % of average daily net assets)
ING AllianceBernstein Mid Cap Growth	0.77%
ING Artio Foreign	0.87%
ING BlackRock Large Cap Growth	0.80%
ING Clarion Global Real Estate	0.79%
ING Evergreen Health Sciences	0.75%
ING Evergreen Omega	0.60%
ING FMRSM Diversified Mid Cap	0.63%
ING Focus 5	0.32%
ING Franklin Income	0.64%
ING Franklin Mutual Shares	0.78%
ING Global Resources	0.64%
ING Janus Contrarian	0.74%
ING JPMorgan Emerging Markets Equity	1.25%
ING Liquid Assets	0.26%
ING Marsico Growth	0.77%
ING Marsico International Opportunities	0.54%
ING MFS Total Return	0.66%
ING MFS Utilities	0.60%
ING Multi-Manager International Small Cap(1)	1.00%
ING Oppenheimer Main Street®	0.66%
ING PIMCO Total Return Bond	0.56%
ING Pioneer Mid Cap Value	0.64%
ING T. Rowe Price Capital Appreciation	0.64%
ING T. Rowe Price Equity Income	0.64%
ING Templeton Global Growth	0.88%
ING Van Kampen Capital Growth	0.65%
ING Van Kampen Global Franchise	0.97%
ING Van Kampen Growth and Income	0.64%
(1)	Because the Portfolio did not have a full calendar year of operations as of December 31, 2008, the advisory fee for the Portfolio reflects the current contract rate.

For more information regarding the Board’s approval of the investment advisory and investment sub-advisory relationships, please refer to the Portfolios’ annual shareholder report dated December 31, 2008.

Sub-Advisers

The Advisers have engaged one or more sub-advisers to provide the day-to-day management of each Portfolio’s portfolio. Some of these sub-advisers are affiliates of DSL and ING Investments, and some are independent.

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Management of the Portfolios (continued) DSL and ING Investments, subject to the supervision of the Board, each act as a ‘‘manager-of-managers’’ for their respective Portfolios. DSL and ING Investments delegate to the sub-advisers of the Portfolios the responsibility for investment management, subject to DSL’s or ING Investments’ oversight. DSL and ING Investments are responsible for monitoring the investment program and performance of the sub-advisers of the Portfolios.

From time to time, DSL or ING Investments may also recommend the appointment of additional sub-advisers or replacement of non-affiliated sub-advisers to the the Portfolios’ Board. It is not expected that DSL or ING Investments would normally recommend replacement of an affiliated sub-adviser as part of their oversight responsibilities. The Portfolios, DSL and ING Investments have received exemptive relief from the SEC to permit DSL or ING Investments, with the approval of the the Portfolios’ Board, to appoint an additional non-affiliated sub-adviser or to replace an existing sub-adviser with a non-affiliated sub-adviser as well as change the terms of a contract with a non-affiliated sub-adviser, without submitting the contract to a vote of the shareholders. A Portfolio will notify shareholders of any change in the identity of the sub-adviser of the Portfolio or the addition of a sub-adviser to the Portfolio. In this event, the name of a Portfolio and its investment strategies may also change.

Under the terms of a sub-advisory agreement, an agreement can be terminated by either DSL, ING Investments or the Portfolios’ Board. In the event a sub-advisory agreement is terminated, the sub-adviser may be replaced subject to any regulatory requirements or DSL or ING Investments may assume day-to-day investment management of the Portfolios.

ING AllianceBernstein Mid Cap Growth Portfolio

AllianceBernstein L.P.

AllianceBernstein L.P. (“AllianceBernstein”) is a leading global investment management firm supervising client accounts with assets totaling approximately $462 billion, as of December 31, 2008. AllianceBernstein provides investment management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. AllianceBernstein is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. The principal address of AllianceBernstein is 1345 Avenue of the Americas, New York, NY 10105.

As of December 31, 2008, AllianceBernstein Holding L.P. owns approximately 34.3% of the units of limited partnership interest in AllianceBernstein. AXA Financial, Inc. owns approximately 62% of the outstanding publicly traded AllianceBernstein Holding Units and approximately 1% of the outstanding AllianceBernstein Units which, including the general partnership interests AllianceBernstein and AllianceBernstein Holding, represents a 62.4% economic interest in AllianceBernstein. AXA Financial, Inc. is a wholly-owned subsidiary of AXA, one of the largest global financial services organizations.

The following individuals jointly share responsibility for the day-to-day management of the Portfolio and have co-managed the Portfolio since November 2008:

Bruce K. Aronow, Senior Vice President, Portfolio Analyst/Manager and US Small/SMID Cap Growth Team Leader, serves as team leader for the US Small/SMID Cap Growth products, a role he’s held since 2000. He is also responsible for research and portfolio management for the US Small/SMID Cap Growth consumer and commercial sectors. Prior to joining the firm in 1999, Mr. Aronow was responsible for research and portfolio management for the small cap consumer and autos/transportation sectors at INVESCO (NY) (formerly Chancellor Capital Management). He joined Chancellor in 1994 as a small cap analyst primarily focusing on autos/transportation, specialty finance and consumer-related companies. Previously, Mr. Aronow was a senior associate with Kidder, Peabody & Company for five years. He served as a recent graduate member on the Board of Trustees of Colgate University from 1990-1993. Mr. Aronow is a CFA Charterholder.

William D. Baird, Senior Vice President and Senior Portfolio Manager for AllianceBernstein’s US Growth Equity and US Research Growth services. Mr. Baird joined the US Research Growth team in September 2008, in addition to his responsibilities on the US Growth team. He joined Alliance Capital in 1994 as a quantitative analyst before moving into Portfolio Management. Prior to joining the firm, Mr. Baird was an assistant portfolio manager in the domestic equity group at Chase Manhattan’s Private Bank for one year.

John Fogarty, Sr. Vice President and Head of Alliance Mid Cap Growth, was a portfolio manager on the Alliance Large Cap Growth team from 1997-2003. Mr. Fogarty left Alliance in 2003 to spend nearly three years engaged in long/short hedge fund management with a focus on the consumer sector. He returned to AllianceBernstein in 2006 to co-manage
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Management of the Portfolios (continued) the AllianceBernstein Mid Cap Growth portfolio. In that role, Mr. Fogarty focused on building out the firm’s fundamental research capabilities on mid-cap stocks. Mr. Fogarty began his career performing quantitative research and portfolio analytics at Alliance Capital in 1992. Mr. Fogarty is a CFA Charterholder.

Lisa A. Shalett, Executive Vice President of AllianceBernstein and Global Head of Alliance Growth Equities, joined Bernstein in 1995 and has been Executive Vice President of AllianceBernstein since November 2002. In February 2007, she joined the management team of Alliance Growth Equities as the Global Research Director and was named Global Head of Growth Equities in January 2008. For the four years prior, Ms. Shalett was Chair and Chief Executive Officer of Sanford C. Bernstein LLC, the firm’s institutional research brokerage business. Previously, Ms. Shalett served as Director of Global Research for the sell side and served as senior research analyst covering capital goods and diversified industrials and was among the top rated by clients in external polls. Before joining Bernstein, she spent six years as a management consultant at the Boston Consulting Group in New York, covering consumer and technology-intensive industries.

Vadim Zlotnikov, Executive Vice President, was named Chief Investment Officer of Growth Equities and head of Growth Portfolio Analytics in January 2008. Among his roles is primary responsibility for overseeing the development and implementation of quantitative tools in applications ranging from portfolio construction to risk management to new product design. Before undertaking his current position, he was the chief investment strategist for Sanford C. Bernstein’s institutional research unit from 2002 to 2007, where he was responsible for developing portfolio recommendations for the U.S. market. Additionally he was responsible for separate Quantitative Analysis and Technology Sector Strategy products. Previously, Mr. Zlotnikov was an analyst covering PC and semiconductor industries, and launched the Technology Strategy product in 1996. Prior to joining the firm in 1992, he spent six years as a management consultant with Booz, Allen & Hamilton, conducting a broad range of strategic and operational studies for technology companies. Mr. Zlotnikov also worked for Amoco Technology Company as a director of electronic ventures, and spent two years as a research engineer with AT&T Bell Laboratories. He was named to the Institutional Investor All-America Research Team in Semiconductor Components, Strategy, and Quantitative Research categories.

ING Artio Foreign Portfolio

Artio Global Management LLC

Since September 2, 2003, Artio Global Management LLC (“Artio Global”), formerly Julius Baer Investment Management LLC, has served as the Sub-Adviser to the Portfolio. Artio Global is a Delaware limited liability company which is a wholly-owned subsidiary of Artio Global Investors Inc. (formerly, Julius Baer Americas Inc.) which in turn is a wholly-owned subsidiary of Swiss-based Julius Baer Holding Ltd. As of December 31, 2008, Artio Global Management LLC has over $45 billion in assets under management and specializes in the management of international and global equities and fixed-income portfolios. The principal address of Artio Global Investors Inc. is 330 Madison Avenue, New York, New York 10017.

The following individuals jointly share responsibility for the day-to-day management of the Portfolio and have co-managed the Portfolio since September 2003.

Richard Pell, Chief Investment Officer and Chief Executive Officer, has been with Artio Global since January 1995.

Rudolph-Riad Younes, CFA, Managing Director and Head of International Equity, has been with Artio Global since September 1993.

ING BlackRock Large Cap Growth Portfolio

BlackRock Investment Management, LLC

BlackRock Investment Management, LLC (“BlackRock Investment Management”) serves as the Sub-Adviser to the Portfolio, and is an indirect wholly-owned subsidiary of BlackRock, Inc. The principal address of BlackRock Investment Management is 800 Scudders Mill Rd., Plainsboro, NJ 08536.

As of December 31, 2008, BlackRock Investment Management and its affiliates had over $1.31 trillion in investment company and other portfolio assets under management.

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Management of the Portfolios (continued) The Portfolio is supported by a team of investment professionals who are responsible for investment research and selection. Robert C. Doll, Jr. is the Portfolio’s portfolio manager and Daniel Hanson is the Portfolio’s associate portfolio manager. Mr. Doll is primarily responsible for the day-to-day management of the Portfolio and has manged the Portfolio since its inception. Mr. Hanson has co-managed the Portfolio since March 2008.

Robert C. Doll, CFA, Vice Chairman and Director of BlackRock Investment Management is BlackRock’s Global Chief Investment Officer for Equities and a member of the Executive, Operating and Leadership Committees. Mr. Doll is also head of the U.S. Large Cap Series equity team and has primary portfolio management responsibility for these products. Mr. Doll’s service with BlackRock Investment Management dates back to 1999, including his years with Merrill Lynch Investment Managers (“MLIM”), which merged with BlackRock Investment Management in 2006. At MLIM, he served as the President and Chief Investment Office, Senior Portfolio Manager and Team Leader. He was also a member of the Merrill Lynch & Co., Inc. Executive Management Committee and was the Senior Fund Manager of the Merrill Lynch Large Cap Series Funds. Mr. Doll joined MLIM in June 1999 as the Chief Investment Officer for Equities, and later that year was promoted to the position of Global Chief Investment Officer. Prior to joining MLIM, Mr. Doll served as the Chief Investment Officer of Oppenheimer Funds, Inc., during which time he directed a 100-member investment staff and managed the firm’s $100 billion in assets. In addition, he served as a member of the Executive Committee.

Daniel Hanson, CFA, Director and associate portfolio manager is a member of BlackRock’s U.S. Large Cap Series equity team. Mr. Hanson’s service with BlackRock Investment Management dates back to 2003, including his years with Merrill Lynch Investment Managers (“MLIM”), which merged with BlackRock Investment Management in 2006. At MLIM, he was responsible for fundamental research for large cap equities. Prior to joining MLIM in 2003, he was an investment banker at Bear Stearns advising on equity and debt financings and mergers and acquisitions in the healthcare sector. Earlier at Bear Stearns he was a high-yield securities analyst, focusing on healthcare and financials. Prior to that, he traded collateralized mortgage obligations, and was assistant portfolio manger in charge of fixed-income accounts at Pine Tree Capital. He began his career on Wall Street as a research analyst for economist Sam Nakagama.

ING Clarion Global Real Estate Portfolio

ING Clarion Real Estate Securities L.P.

Founded in 1969, ING Clarion Real Estate Securities L.P. (“ING CRES”), a Delaware limited partnership, is registered with the SEC as an investment adviser. ING CRES is an indirect, wholly-owned subsidiary of ING Groep and is an affiliate of ING Investments. The principal address of ING CRES is 201 King of Prussia Road, Suite 600, Radnor, PA 19087. ING CRES is in the business of providing investment advice to institutional and individual client accounts that, as of December 31, 2008, were valued at approximately $10.8 billion.

The following individuals jointly share responsibility for the day-to-day management of the Portfolio. Ms. Ferguson and Mr. Burton have co-managed the Portfolio since January 2006 and Mr. Smith has co-managed the Portfolio since February 2007.

Steven D. Burton, Managing Director and Portfolio Manager, is a member of ING CRES’ Investment Committee. He is also responsible for evaluating the investment potential of public real estate companies outside of the United States. Mr. Burton joined ING CRES in 1995.

T. Ritson Ferguson, Chief Investment Officer (“CIO”) and Portfolio Manager. Mr. Ferguson has served as Co-CIO and more recently CIO of ING CRES since 1991.

Joseph P. Smith, Managing Director and Portfolio Manager, is a member of the Investment Policy Committee. Mr. Smith joined ING CRES in 1997.

ING Evergreen Health Sciences Portfolio and ING Evergreen Omega Portfolio

Evergreen Investment Management Company, LLC

Evergreen Investment Management Company, LLC (“EIMC”) is the Sub-Adviser for the Portfolio. EIMC has been managing mutual funds and private accounts since 1932 and managed over $175 billion in assets for the Evergreen funds as of December 31, 2008. The principal address of EIMC is 200 Berkeley Street, Boston, Massachusetts 02116-5034.

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Management of the Portfolios (continued) ING Evergreen Health Sciences Portfolio

The following individual is responsible for the day-to-day management of the ING Evergreen Health Sciences Portfolio and has managed the Portfolio since March, 2007.

Robert Junkin, Portfolio Manager, served as a portfolio manager for John Hancock Financial Services from 2003 to March 2007. Previously, he served as an investment analyst and co-manager for Pioneer Investments from 1997 through 2002.

ING Evergreen Omega Portfolio

The following individual is responsible for the day-to-day management of the ING Evergreen Omega Portfolio and has managed the Portfolio since June 2006.

Aziz Hamzaogullari is a Managing Director and Director of Research with the Fundamental Equity Team at EIMC. He has been with EIMC since 2001 and previously served as a Senior Equity Analyst for Manning & Napier Advisers, Inc.

ING FMRSM Diversified Mid Cap Portfolio

Fidelity Management & Research Company

While Fidelity Management & Research Company (“FMR LLC”) is the sub-adviser to the Portfolio, the day to day management decisions for the Portfolio are made by Fidelity Management & Research Company, Inc. (“FMRC”), a wholly-owned subsidiary of FMR LLC, which serves as sub-sub-adviser to the Portfolio. FMR LLC as successor by merger to FMR Corp., is the ultimate parent company of FMR and FMRC. The voting common shares of FMR LLC are divided into two series. Series B is held predominantly by members of the Edward C. Johnson III family, directly or through trust and limited liability companies, and is entitled to 49% of the vote on any matter acted upon by the voting common shares. Series A is held predominantly by non–Johnson family member employees of FMR LLC and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Series B shareholders have entered into a shareholders’ voting agreement under which all Series B shares will be voted in accordance with the majority vote of Series B shares. Under the 1940 Act, as amended, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting securities of that company. Therefore, through their ownership of voting common shares and the execution of the shareholders’ voting agreement, members of the Johnson family may be deemed, under the 1940 Act, as amended, to form a controlling group with respect to FMR LLC.

The principal address of FMR and FMRC is 82 Devonshire Street, Boston, MA 02109. As of December 31, 2008, FMR managed approximately $1,246.8 billion in mutual fund assets.

The following individual is responsible for the day-to-day management of the Portfolio and has managed the Portfolio since February 2004.

Tom Allen, Vice President of FMR and Portfolio Manager joined Fidelity Investments in 1995. Since that time, Mr. Allen has worked as a research analyst and manager.

ING Focus 5 Portfolio, ING Global Resources Portfolio and ING Liquid Assets Portfolio

ING Investment Management Co.

ING Investment Management Co. (“ING IM”), a Connecticut corporation, serves as the Sub-Adviser to the Portfolio. ING IM also serves as an investment adviser to other registered investment companies (or series thereof), as well as to privately managed accounts.

Founded in 1972, ING IM is registered as an investment adviser with the SEC. ING IM is an indirect, wholly-owned subsidiary of ING Groep and is an affiliate of the Adviser. ING IM has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972.

As of December 31, 2008, ING IM managed approximately $54.3 billion in assets. The principal address of ING IM is 230 Park Avenue, New York, New York 10169.

ING Focus 5 Portfolio

The following individual is solely responsible for the day-to-day management of the ING Focus 5 Portfolio and has managed the Portfolio since 2007.

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Management of the Portfolios (continued) Vincent Costa is Head of Quantitative Equity, responsible for leading the portfolio management effort and overseeing research for quantitative equity products. These products include index, enhanced index, and active quantitative funds. Mr. Costa joined ING Investment Management in April 2006 as Head of Portfolio Management for Quantitative Equity. Prior to joining ING, Mr. Costa was with Merrill Lynch Investment Management, where he worked for seven years in quantitative equity leadership positions. Most recently, he served as managing director and head of their quantitative investments organization where he had overseen some $60 billion in assets across 70 funds. Prior to that Mr. Costa worked at Bankers Trust Company as a Senior Portfolio Manager, managing global index and enhanced index products.

ING Global Resources Portfolio

The following individuals jointly share responsibility for the day-to-day management of the ING Global Resources Portfolio. Mr. Powers has co-managed the Portfolio since December 2007 and Mr. Corapi has co-managed the Portfolio since January 2009.

Christopher F. Corapi, Portfolio Manager and Director of Fundamental Equity Research, joined ING IM in February 2004. Prior to joining ING IM, Mr. Corapi served as Global Head of Equity Research at Federated Investors since 2002. He served as Head of U.S. Equities and portfolio manager at Credit Suisse Asset Management beginning in 2000 and Head of Emerging Markets Research at JPMorgan Investment Management beginning in 1998.

David Powers, CFA, joined ING IM in June 2007 as a Senior Sector Analyst on the fundamental research team, covering the telecommunication services, utilities, and materials sectors. Prior to joining ING IM, Mr. Powers has held several senior investment positions including portfolio manager with Federated Investors since June 2001. Prior to that, he was associate director of research for global equities. Mr. Powers began his investment career at the State Teachers Retirement System of Ohio and held numerous positions including co-portfolio manager.

ING Liquid Assets Portfolio

The following individual is responsible for the day-to-day management of the ING Liquid Assets Portfolio and has managed the Portfolio since November 2004.

David S. Yealy, Portfolio Manager, joined ING IM in November 2004. Prior to joining ING IM, he was a Managing Director with Trusco Capital Management (“Trusco”) where he was responsible for over $9 billion of assets under management. Mr. Yearly joined Trusco in 1991 and during his 13 year tenure he was instrumental in the development and marketing of that firm’s cash management business.

ING Franklin Income Portfolio

Franklin Advisers, Inc.

The Adviser has engaged Franklin Advisers, Inc. (“Franklin”) to serve as Sub-Adviser to the ING Franklin Income Portfolio. Franklin is a wholly-owned subsidiary of Franklin Resources, Inc. The principal addres of Franklin is One Franklin Parkway, San Mateo, California 94403-1905. As of December 31, 2008, Franklin and its affiliates had over $416 billion in assets under management.

The following individuals jointly share responsibility for the day-to-day management of the Portfolio and have co-managed the Portfolio since April 2006.

Charles B. Johnson, has served as Chairman of the Board of Franklin Resources, Inc. as well as Director of various Franklin Templeton Funds since 2003. From 1969 to December 2003, Mr. Johnson served as the CEO of Franklin. He joined Franklin in 1957.

Edward D. Perks, CFA is Senior Vice President of Franklin. Since 1994, Mr. Perks has worked as a research analyst and portfolio manager at Franklin. He joined Franklin in 1992.

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Management of the Portfolios (continued) ING Franklin Mutual Shares Portfolio

Franklin Mutual Advisers, LLC

The Adviser has engaged Franklin Mutual Advisers, LLC (“Franklin Mutual”) to serve as Sub-Adviser to the Portfolio. Franklin Mutual is an indirect wholly-owned subsidiary of Franklin Resources, Inc. The principal address of Franklin Mutual is 101 John F. Kennedy Parkway, Short Hills, NJ 07078. As of December 31, 2008, Franklin Mutual and its affiliates had over $416 billion in assets under management. The Portfolio is managed by a team of dedicated professionals focused on investments in equity securities they consider to be undervalued.

The following individuals jointly share responsibility for the day-to-day management of the Portfolio and have co-managed the Portfolio since April 2007.

Peter Langerman is Chairman, President, Chief Executive Officer of Franklin Mutual. Mr. Langerman rejoined Franklin Templeton Investments in 2005. He joined Franklin Templeton Investments in 1996, serving in various capacities, including President and Chief Executive Officer of Franklin Mutual before leaving in 2002 and serving as director of the Division of Investment of New Jersey’s Department of the Treasury, overseeing employee pension funds. Between 1986 and 1996, Mr. Langerman was employed at Heine Securities Corporation.

F. David Segal, CFA, joined Franklin Templeton Investments in 2002. Prior to that, he was an analyst in the Structured Finance Group of Metlife for the period 1999-2002.

Deborah A. Turner, Assistant Portfolio Manager, has been with Franklin Templeton Investments since 1996. Between 1993-1996, Ms. Turner was employed at Heine Securities Corporation.

ING Janus Contrarian Portfolio

Janus Capital Management LLC

Janus Capital Management LLC (“Janus Capital”) and its predecessor firm have managed the Portfolio since its inception. Janus Capital has been an investment adviser since 1969 and provides advisory services to managed accounts and investment companies. The principal address of Janus Capital is 151 Detroit Street, Denver, Colorado 80206.

Janus Capital is a direct subsidiary of Janus Capital Group Inc. (“JCG”) which owns approximately 95% of Janus Capital, with the remaining 5% held by Janus Management Holdings Corporation. JCG is a publicly traded company with principal operations in the financial asset management businesses. As of December 31, 2008, JCG assets under management were approximately $123.5 billion.

The following individual is responsible for the day-to-day management of the Portfolio and has managed the Portfolio since October 2000.

David C. Decker, CFA, Portfolio Manager, is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1992 as a research analyst and has acted as Portfolio Manager of other Janus-advised mutual funds since 1996.

ING JPMorgan Emerging Markets Equity Portfolio

J.P.Morgan Investment Management Inc.

J.P. Morgan Investment Management Inc. (“JPMorgan”) serves as the Sub-Adviser to the Portfolio and is an indirect wholly-owned subsidiary of JPMorgan Chase & Co., a bank holding company. JPMorgan also provides discretionary investment services to institutional clients and is principally located at 245 Park Avenue, New York, New York 10167. As of December 31, 2008, JPMorgan and its affiliates had $1.133 trillion in assets under management.

The following individuals jointly share responsibility for the day-to-day management of the Portfolio. Mr. Forey has co-managed the Portfolio since April 2005. Mr. Ansary and Mr. Mattiko have co-managed the Portfolio since September 2005. Mr. Richdale and Mr. Titherington have co-managed the Portfolio since February 2009.

Ashraf el Ansary, Portfolio Manager, has been an employee at JPMorgan since 1999 and is a Global Emerging Markets Portfolio Manager. Prior to joining the Global Team, Mr. el Ansary was an investment manager responsible for Eastern and Emerging European equities and is a Middle Eastern country specialist within the Emerging Markets Equity Team.
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Management of the Portfolios (continued)

Austin Forey, Primary Portfolio Manager and Managing Director, has been at JPMorgan (or one of its predecessors) since 1988 and is responsible for Global Emerging Markets portfolios, a role he has fulfilled since 1994. Prior to this he worked in the UK market, where he was deputy head of UK research.

Greg Mattiko, CFA and Portfolio Manager, CFA joined the Emerging Markets Equity Team in 2002 and brings a decade of experience to this role. Prior to joining JPMorgan, Mr. Mattiko was a director of portfolio management for Value Management & Research AG, based in Kronberg, Germany for seven years, where he was responsible for European Long/Short, European Technology, Global, and U.S. equity funds.

Luke Richdale, Vice President, is a Portfolio Manager for Global Emerging Markets equities in the Emerging Markets Equity Team. An employee since 1993, Luke was previously managing Latin American portfolios and responsible for equity research for the South African market. Prior to this he worked as an investment manager covering Mediterranean markets in the EMEA region. Before this, Luke worked in the Group’s Bahrain office as a manager focusing on Middle Eastern capital markets.

Richard Titherington, Managing Director, is the chief investment officer and is head of the Emerging Markets Equity Team. An employee since 1986, Richard transferred to the Pacific Regional Group in 1994. He was appointed as a managing director in April 2001 and appointed global head of the emerging markets business in December 2001. Prior to 1994, Richard was a US and international pension fund manager, working in the UK until he transferred to Hong Kong in 1992. Before joining the firm, Richard spent two years as an analyst with UKPI in London.

ING Marsico Growth Portfolio and ING Marsico International Opportunities Portfolio

Marsico Capital Management, LLC

Marsico Capital Management, LLC (“Marsico”) is located at 1200 Seventeenth Street, Suite 1600, Denver, Colorado 80202. Marsico was organized in September 1997 as a registered investment adviser and is an independently-owned investment management firm. Marsico provides investment services to mutual funds and private accounts and, as of December 31, 2008, had approximately $56 billion under management. Thomas F. Marsico is the founder and Chief Executive Officer of Marsico.

ING Marsico Growth Portfolio

The following individual is responsible for the day-to-day management of the ING Marsico Growth Portfolio and has managed the Portfolio since January 2003.

Thomas F. Marsico is the Chief Investment Officer of Marsico and manages the investment program of the ING Marsico Growth Portfolio. Mr. Marsico has over 20 years of experience as a securities analyst and a portfolio manager.

ING Marsico International Opportunities Portfolio

The following individual is responsible for the day-to-day management of the ING Marsico International Opportunities Portfolio and has managed the Portfolio since April 2005.

James G. Gendelman, Portfolio Manager, joined Marsico in May 2000. Prior to that, Mr. Gendelman spent 13 years as a Vice President of International Sales for Goldman, Sachs & Co. Mr. Gendelman was a certified public accountant for Ernst & Young from 1983-1985.

ING MFS Total Return Portfolio and ING MFS Utilities Portfolio

Massachusetts Financial Services Company

Massachusetts Financial Services Company (“MFS”) has managed the Portfolio since its inception. MFS is the oldest U.S. mutual fund organization. MFS and its predecessor organizations have managed money since 1924 and founded the first mutual fund in the United States. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services organization). The principal address of MFS is 500 Boylston Street, Boston, Massachusetts 02116. Net assets under management of the MFS organization were approximately $127.6 billion as of December 31, 2008.

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Management of the Portfolios (continued) ING MFS Total Return Portfolio

The following individuals jointly share responsibility for the day-to-day management of the ING MFS Total Return Portfolio. Mr. Gorham and Mr. Roberge have co-managed the Portfolio since 2002. Mr. Douglas and Mr. Taylor have co-managed the Portfolio since 2004. Mr. Hawkins has co-managed the Portfolio since 2005, Mr. Chitkara since 2006, and Mr. Marston since 2008.

Nevin P. Chitkara, Portfolio Manager, is an Investment Officer of MFS and has been employed in the investment management area of MFS since 1997.

William P. Douglas, Investment Officer of MFS and Portfolio Manager, has been employed in the MFS investment management area since 2004 and has over 17 years of investment experience. Prior to 2004, Mr. Douglas spent 10 years as Vice President and Senior Mortgage Analyst for Wellington Management Company, LLP.

Steven R. Gorham, Investment Officer of MFS and Portfolio Manager, has been employed in the MFS investment management area since 1992.

Richard O. Hawkins, CFA, Investment Officer of MFS, and Portfolio Manager has been employed in the MFS investment management area since 1988.

Joshua P. Marston serves as a Debt Securities Portfolio Manager and has been employed in the MFS investment management area since 1999.

Michael W. Roberge, Executive Vice President, Chief Investment Officer and Portfolio Manager, has been employed in the MFS investment management area since 1996.

Brooks Taylor, Investment Officer of MFS, Portfolio Manager, and leader of the team, has been employed in the MFS investment management area since 1996.

ING MFS Utilities Portfolio

The following individuals jointly share responsibility for the day-to-day management of the ING MFS Utilities Portfolio and have co-managed the Portfolio since April 2005.

Robert D. Persons, CFA, is an Investment Officer of MFS and Portfolio Manager. Mr. Persons has been employed in the investment management area of MFS since 2000.

 Maura A. Shaughnessy is an Investment Officer of MFS and Portfolio Manager. Ms. Shaughnessy has been employed in the investment management area of MFS since 1991.

ING Multi-Manager International Small Cap Portfolio

American Century Global Investment Management, Inc.

American Century Global Investment Management, Inc. (“American Century”) is located at 666 3rd Avenue, 23rd Floor, New York, New York 10017 and has been managing mutual funds since 2005. American Century is a wholly-owned subsidiary of American Century Investment Management, Inc. which has been managing mutual funds since 1958 and is headquartered at 4500 Main Street, Kansas City, Missouri 64111. As of December 31, 2008, American Century and American Century Investment Management, Inc. had assets under management of approximately $70.2 billion.

The following individuals jointly share responsibility for the day-to-day management of the American Century portion of the Portfolio.

Brian Brady, Vice President and Senior Portfolio Manager, joined American Century Investments in June 1994 and became a portfolio manager in November 1998.

Mark S. Kopinski, Chief Investment Officer - International Equity, Senior Vice President and Senior Portfolio Manager, rejoined American Century Investments in April 1997 as a portfolio manager.

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Management of the Portfolios (continued)

Schroder Investment Management North America, Inc.

Schroder Investment Management North America, Inc. (“Schroders”) is located at 875 Third Avenue, 22nd Floor, New York, New York 10022. Schroders has been a registered investment adviser, together with its predecessor since 1968, and is a part of a worldwide group of financial services companies. Schroders currently serves as an investment adviser to other mutual funds and a broad range of institutional investors. As of December 31, 2008, Schroders, together with its affiliated companies, managed approximately $185 billion in assets. Schroders plc., organized in 1804, is the ultimate parent of Schroders.

The following individual is primarily responsible for the day-to-day management of the Schroders portion of the Portfolio.

Matthew Dobbs, Portfolio Manager, joined Schroders in 1981 and is Head of Global Small Cap Equities for Schroder plc and Schroder Ltd and a member of the Global/EAFE equity team.

ING Oppenheimer Main Street Portfolio®

OppenheimerFunds, Inc.

OppenheimerFunds, Inc. (“OppenheimerFunds”), Sub-Adviser to the Portfolio, has been an investment adviser since January 1960. The principal address of OppenheimerFunds is Two World Financial Center, 225 Liberty Street – 11th Floor, New York, New York 10281-1008. The Sub-Adviser and its subsidiaries and controlled affiliates managed over $145 billion in assets as of December 31, 2008 including other Oppenheimer funds, with more than 6 million shareholder accounts.

The following individuals jointly share responsibility for the day-to-day management of the Portfolio. Dr. Reinganum has co-managed the Portfolio since November 2004. Mr. Zavanelli and Dr. Zhou have co-managed the Portfolio since June 2008.

Dr. Marc Reinganum has been a Vice President of OppenheimerFunds since September 2002 and is the Director of Quantitative Research and Portfolio Strategist for Equities. He formerly held the Mary Jo Vaughn Rauscher Chair in Financial Investments at Southern Methodist University since 1995. At Southern Methodist University, he also served as the Director of the Finance Institute, Chairman of the Finance Department, President of the Faculty at the Cox School of Business and member of the Board of Trustee Investment Committee.

Mr. Zavanelli, CFA, has been a portfolio manager of OppenheimerFunds since July 1999 and a Vice President of OppenheimerFunds since November 2000. Prior to joining OppenheimerFunds in April 1998, Mr. Zavanelli was President of Waterside Capital Management, a registered investment adviser, from August 1995 through April 1998. He is a portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

Dr. Wentong Alex Zhou, CFA, has been a senior quantitative analyst of OppenheimerFunds since June 1999, assisting in the management and maintenance of the quantitative models for the Main Street Funds. He has been a portfolio manager of OppenheimerFunds since January 2007 and an Assistant Vice President of OppenheimerFunds since 2001. He is a portfolio manager of other portfolios in the OppenheimerFunds complex.

ING PIMCO Total Return Bond Portfolio

Pacific Investment Management Company LLC

Organized in 1971, Pacific Investment Management Company LLC (“PIMCO”) provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. The principal address of PIMCO is 840 Newport Center Drive, Newport Beach, California 92660. As of December 31, 2008, PIMCO had over $747 billion in assets under management.

PIMCO, a Delaware limited liability company, is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI LP”). Allianz SE (“Allianz SE”) is the indirect majority owner of AGI LP. Allianz SE is a European-based, multinational insurance and financial services holding company.

ING PIMCO Total Return Bond Portfolio

The following individual is responsible for the day-to-day management of the ING PIMCO Total Return Bond Portfolio and has managed the Portfolio since May 2007.

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Management of the Portfolios (continued) William H. Gross, CFA, Managing Director, Chief Investment Officer, and Portfolio Manager, was a founding partner of PIMCO in 1971. Mr. Gross heads PIMCO’s investment committee, which is responsible for the development of major investment themes and sets targets for various portfolio characteristics in accounts managed by PIMCO, including for the Portfolio. Mr. Gross has over 30 years of investment experience.

ING Pioneer Mid Cap Value Portfolio

Pioneer Investment Management, Inc.

Pioneer Investment Management, Inc. (“Pioneer”) is an indirect, wholly-owned subsidiary of UniCredito Italiano SpA, one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. The principal address of Pioneer is 60 State Street, Boston, Massachusetts 02109. As of December 31, 2008, assets under management were approximately $213 billion worldwide, including over $49 billion in assets under management by Pioneer.

The following individuals jointly share responsibility for the day-to-day management of the Portfolio. Mr. Horan has co-managed the Portfolio since May 2006 and Mr. Wright has co-managed the Portfolio since April 2005. Mr. Wright and Mr. Horan are supported by the domestic equity team. The team manages other Pioneer mutual funds investing primarily in U.S. equity securities. They may also draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer’s affiliate, Pioneer Investment Management Limited.

Timothy Horan, Assistant Portfolio Manager, joined Pioneer in 2005 as an assistant portfolio manager. Prior to joining Pioneer, Mr. Horan was employed as an analyst at Boston Partners from 2004 to 2005 and at State Street Research from 1998 to 2004.

J. Rodman Wright, Portfolio Manager, is a Senior Vice President of Pioneer. He joined Pioneer in 1994 as an analyst and has been an investment professional since 1988.

ING T. Rowe Price Capital Appreciation Portfolio and ING T. Rowe Price Equity Income Portfolio

T. Rowe Price Associates, Inc.

T. Rowe Price Associates, Inc. (“T. Rowe Price”) was founded in 1937 by the late Thomas Rowe Price, Jr. and is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly held financial services holding company. The principal address of T. Rowe Price is 100 East Pratt Street, Baltimore, Maryland 21202. As of December 31, 2008, the firm and its affiliates managed over $276.3 billion in assets.

ING T. Rowe Price Capital Appreciation Portfolio

The following individual is responsible for the day-to-day management of the ING T. Rowe Price Capital Appreciation Portfolio. Mr. Giroux became Co-Chairman of the Portfolio’s Advisory Committee effective July 2006. He became the sole Chairman of the Committee for the Portfolio effective July 2007.

David R. Giroux, CFA, a Vice President of T. Rowe Price, joined T. Rowe Price in 1998, and serves as a Portfolio Manager in the Equity Division. He is President and Chairman of the T. Rowe Price Capital Appreciation Fund. He is co-executive chairman and also serves on the Investment Advisory Committee for a number of the firm’s U.S. Large-Cap Value Strategies.

ING T. Rowe Price Equity Income Portfolio

The following individual is responsible for the day-to-day management of the ING T. Rowe Price Equity Income Portfolio. Mr. Rogersis the Committee Chair of the Investment Advisory Committee that has managed the Portfolio since March 1999.

Brian Rogers works with the Committee in developing and executing the Portfolio’s investment program. Mr. Rogers has been managing investments since joining T. Rowe Price in 1982.

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Management of the Portfolios (continued) ING Templeton Global Growth Portfolio

Templeton Global Advisors Limited

The Adviser has engaged Templeton Global Advisors Limited (“Templeton Global Advisors”), principally located at Lyford Cay, Nassau, Bahamas, to serve as Sub-Adviser to the Portfolio. Templeton Global Advisors is an indirect wholly-owned subsidiary of Franklin Resources, Inc. As of December 31, 2008, Franklin and its affiliates had over $416 billion in assets under management.

The following individual is responsible for the day-to-day management of the Portfolio. Ms. Sweeting has served as the lead Portfolio Manager of the Portfolio since December 2007. Mr. Scott and Ms. Myers have secondary portfolio management responsibilities and have co-manged the Portfolio since October 2007 and December 2005, respectively.

Lisa F. Myers, CFA is Executive Vice President of Templeton Global Advisors. She has been employed by Templeton Global Advisors since 1996 and has held the roles of both a portfolio manager and research analyst.

Tucker Scott, CFA, is an executive vice president of Templeton Global Advisors Limited. He joined the Templeton organization in 1996 and currently has responsibility for institutional and retail accounts. Prior to joining Templeton, Mr. Scott worked for Aeltus Investment Management.

Cindy Sweeting, CFA, is president of Templeton Global Advisors Limited. Ms. Sweeting has 25 years of experience in the investment industry. She joined Franklin Templeton Investments in Templeton’s Nassau office in 1997.

ING Van Kampen Capital Growth Portfolio, ING Van Kampen Global Franchise Portfolio and ING Van Kampen Growth and Income Portfolio

Morgan Stanley Investment Management, Inc.

Morgan Stanley Investment Management, Inc. (“MSIM Inc.”), doing business in certain instances (including in its role as Sub-Adviser to the Portfolio) under the name “Van Kampen,” is a registered investment adviser principally located at 522 Fifth Avenue, New York, New York 10036, and is a direct subsidiary of Morgan Stanley. As of December 31, 2008, MSIM Inc., together with its affiliated asset management companies, managed assets of approximately $404 billion.

ING Van Kampen Capital Growth Portfolio

The following individuals jointly share responsibility for the day-to-day management of the ING Van Kampen Capital Growth Portfolio. Mr. Lynch, Mr. Cohen, and Mr. Chainani have co-managed the Portfolio since June 2004. Mr. Norton has co-manged the Portfolio since October 2005 and Mr. Yeung has co-managed the Portfolio since September 2007.

Sam Chainani, CFA, Managing Director, joined Van Kampen in 1996 and has 11 years of investment industry experience. Mr. Chainani serves as the co-portfolio manager and works collaboratively with other team members to manage the Portfolio.

 David Cohen, Managing Director, joined Van Kampen in 1993 and has 21 years of investment industry experience. Mr. Cohen serves as the co-portfolio manager and works collaboratively with other team members to manage the Portfolio.

Dennis Lynch, Managing Director, joined Van Kampen in 1998 and has 13 years of investment industry experience. Mr. Lynch is the Portfolio’s lead portfolio manager.

Alexander Norton, Executive Director, joined Van Kampen in 2000 and has over 14 years investment industry experience. Mr. Norton serves as the co-portfolio manager and works collaboratively with the other team members to manage the Portfolio.

 Jason Yeung, Executive Director, has been associated with Van Kampen in a research capacity from 2002 to 2007. Mr. Yeung serves as co-portfolio manager and works collaboratively with other team members to manage the Portfolio.

ING Van Kampen Global Franchise Portfolio

The following individuals jointly share responsibility for the day-to-day management of the ING Van Kampen Global Franchise Portfolio. Mr. Dodhia has co-managed the Portfolio since 2002. Mr. Vowles has co-managed the Portfolio since 2003 and Mr. Allison has co-managed the Portfolio since 2005.

Michael Allison, CFA is a research analyst for the Global and American Franchise strategies. Mr. Allison joined Morgan Stanley in 2000 and has 10 years of investment experience.
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Management of the Portfolios (continued) Paras Dodhia is a research analyst for the Global and American Franchise strategies. Mr. Dodhia joined Morgan Stanley in 2002 and has 8 years of investment experience.

 Jayson Vowles is a research analyst for the Global and American Franchise strategies and has managed the Portfolio since 2003. Mr. Vowles joined Morgan Stanley in 2003 and has 6 years of investment experience.

ING Van Kampen Growth and Income Portfolio

The following individuals jointly share responsibility for the day-to-day management of the ING Van Kampen Growth and Income Portfolio. Mr. Bastian is lead Portfolio Manager and has co-managed the Portfolio since 2004. Mr. Roeder has co-managed the Portfolio since 2002, Mr. Marcheli has co-managed the Portfolio since 2003, Mr. Laskin has co-managed the Portfolio since 2007, and Ms. Maly has co-managed the Portfolio since December 2008.

Tom Bastian, CFA, Managing Director, joined Van Kampen in 2003 and has more than 10 years of investment experience. From 2001 to 2003, Mr. Bastian was a portfolio manager at Eagle Asset Management.

 Mark Laskin, Executive Director and a member of the Equity Income Team, joined Van Kampen in 2000 in an investment management capacity.

 Mary Jayne Maly has been associated with Van Kampen in an investment management capacity since 1992.

 Sergio Marcheli, Executive Director and is portfolio manager for the Separately Managed Account Strategies. From 1995 to 2002, Mr. Marcheli was associated with Van Kampen in a research capacity.

 James O. Roeder, Executive Director, joined Van Kampen in 1999 and is a member of the Equity Income Team.

Additional Information Regarding Portfolio Managers

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager and each portfolio manager’s ownership of securities in the Portfolio.

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Taxes and Distributions

Holders of Variable Contracts should refer to the prospectus for their contracts for information regarding the tax consequences of owning such contracts and should consult their tax adviser before investing.

Dividends from net investment income are declared and paid by each Portfolio (except ING Liquid Assets Portfolio) at least annually. For ING Liquid Assets Portfolio, dividends from net investment income are declared daily and paid monthly. Each Portfolio will also pay distributions from net realized capital gains, reduced by available capital losses, at least annually. All dividends and capital gain distributions will be automatically reinvested in additional shares of a Portfolio at the NAV of such shares on the payment date, unless participating insurance company’s separate account is permitted to hold cash and elects to receive payment in cash. From time to time, a portion of a Portfolio’s dividends may constitute a return of capital.

Each Portfolio intends to qualify as a regulated investment company (“RIC”) for federal income tax purposes by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”), including requirements with respect to diversification of assets, distribution of income and sources of income. As a RIC, a Portfolio generally will not be subject to tax on its net investment company taxable income and net realized capital gain. Each Portfolio also intends to comply with the diversification requirements of Section 817(h) of the Code and the underlying regulations for Variable Contracts so that owners of these contracts should not be subject to federal tax on distribution of dividends and income from a Portfolio to the insurance company’s separate accounts.

Since the sole shareholders of a Portfolio will be separate accounts or other permitted investors, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of the Policies, see the attached prospectus for the Policy.

See the SAI for further information about tax matters.

THE TAX STATUS OF YOUR INVESTMENT IN A PORTFOLIO DEPENDS UPON THE FEATURES OF YOUR VARIABLE CONTRACT. FOR FURTHER INFORMATION, PLEASE REFER TO THE PROSPECTUS FOR THE VARIABLE CONTRACT.

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Performance of Similarly Managed Mutual Funds

ING Clarion Global Real Estate Portfolio, ING Franklin Income Portfolio, ING Franklin Mutual Shares Portfolio and ING Multi-Manager International Small Cap Portfolio (the American Century sleeve) have substantially the same investment objectives, policies and investment strategies as existing mutual funds (“Comparable Funds”) that are sold directly to the public on a retail basis or through variable products and that are advised or sub-advised by ING CRES, Franklin, Franklin Mutual or American Century, respectively.

While the above-mentioned Portfolios are managed in a manner similar to that of the Comparable Funds whose historical performance is presented below, investors should be aware that the Portfolios are not the same funds and will not have the same performance. Investments made by the Portfolios at any given time may not be the same as those made by the Comparable Funds. Different performance will result due to factors such as differences in the cash flows into and out of the Portfolios, different fees and expenses, and differences in portfolio size and positions. In addition, you should note that the total operating expenses of the Comparable Funds may be lower than the total operating expenses of each of the Portfolios. In such instances, the performance of the Comparable Funds would be negatively impacted if the total operating expenses of the Portfolios had been used to compute the Comparable Funds’ performance.

The historical performance of the Comparable Funds is presented below. You should not consider the performance of the Comparable Funds as an indication of the future performance of a Portfolio. The performance figures shown below reflect the deduction of the historical fees and expenses paid by each Comparable Fund and not those to be paid by a Portfolio. The figures do not reflect the deduction of any insurance fees or charges that are imposed by the insurance company in connection with its sale of Variable Contracts. You should refer to the separate account prospectuses, prospectus summary or disclosure statement describing the Variable Contracts for information pertaining to these insurance fees and charges. If the insurance fees or charges were included, the performance results would be lower. The results shown below reflect the reinvestment of dividends and distributions, and, aside from fee and expense differences, were calculated in the same manner that will be used by each Portfolio to calculate its own performance. Performance is net of all other fees including sales load. Please be advised that although only one Comparable Fund is shown for a Portfolio, the sub-advisers of certain Portfolios may manage substantially similar mutual funds, the performance of which is not shown.

The following table shows the average annual total returns of the Comparable Funds for the stated periods ended December 31, 2008, as well as a comparison with the performance of the applicable benchmarks.(1)

	1 Year	3 Years	5 Years	10 Years (or since inception)
American Century International Discovery Fund – Inv Class	(52.18)%	(7.83)%	3.66%	7.17%
(Comparable to ING Multi-Manager International Small Cap Portfolio) S&P Global SmallCap Index Ex-U.S.	(49.85)%	(9.66)%	3.06%	4.62%
S&P Developed Small Cap Euro-Pacific Index	(46.62)%	(9.62)%	3.03%	4.12%
Franklin Income Fund – Class A (FKINX)	(30.51)%	(4.47)%	(0.08)%	4.51%
(Comparable to ING Franklin Income Portfolio) S&P 500® Index	(37.00)%	(8.36)%	(2.19)%	(1.38)%
Barclays Capital U.S. Intermediate Government Credit/Bond Index	5.24%	5.51%	4.65%	5.63%
Mutual Shares Fund – Class Z (MUTHX)	(37.92)%	(8.78)%	(0.93)%	4.13%
(Comparable to ING Franklin Mutual Shares Portfolio) S&P 500® Index	(37.00)%	(8.36)%	(2.19)%	(1.38)%
ING Global Real Estate Fund – Class A (IGLAX)	(41.53)%	(8.56)%	3.52%	9.13%(2)
123

Performance of Similarly Managed Mutual Funds (continued)
	1 Year	3 Years	5 Years	10 Years (or since inception)
(Comparable to ING Clarion Global Real Estate Portfolio) S&P Developed Property Industry Index	(51.79)%	(11.94)%	2.46%	7.14%(3)
(1)	The S&P Global SmallCap Index Ex-US is an unmanaged index which consists of the smaller capitalization stocks of the Citigroup Broad Market Index. The S&P Global SmallCap Index Ex-US is unmanaged and the figures for the S&P Global SmallCap Index Ex-US do not include any deduction for fees, expenses or taxes. The S&P Developed SmallCap Euro-Pacific Index is an unmanaged index which consists of the smaller capitalization stocks of the Citigroup Broad Market Index, and tracks companies in developed countries in the European and Pacific regions. The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States. The Barclays Capital U.S. Intermediate Government Credit/Bond Index is an unmanaged index composed of securities including U.S. Government Treasury and agency securities. The S&P Developed Property Industry is an unmanaged market-weighted total return index which consists of many companies from developed markets whose floats are larger than $100 million and derive more than half of their revenue from property-related activities.
(2)	Fund commenced operations on November 5, 2001.
(3)	Index return is for period beginning November 1, 2001.
124

Performance of Similar Accounts Managed by Schroders

The tables below are designed to show how a composite of similar accounts managed by Schroders performed over various periods in the past.

The Schroder US International Small Cap Fund Composite (“Composite”) is a composite of the performance of actual fee-paying and non-fee paying, fully discretionary accounts under management by Schroders for at least one month beginning May 31, 1989 that has investment objectives, policies and strategies that are substantially similar to those of Schroders’ sleeve of the Portfolio. The accounts included in the Composite may include separate accounts, registered mutual funds, private investments funds and other client accounts.

The tables below show the returns for the Composite compared with the S&P Developed SmallCap Euro-Pacific Index for the one-, three, five-, and ten-year periods ended December 31, 2008 and on an annual basis as of December 31 of prior years. This information is designed to demonstrate the historical track record of Schroders. It does not indicate how the Portfolio has performed or will perform in the future. Past performance is not a guarantee of future results.

The net annual returns for the Composite were calculated on a time weighted and asset weighted, total return basis, including reinvestment of all dividends, interest and income, realized and unrealized gains or losses, brokerage commissions and execution costs, advisory and custodial fees, and any applicable foreign withholding taxes, without provision for federal and state income taxes, if any. The accounts in the Composite do not pay the same expenses that mutual funds pay and are not subject to the diversification rules, tax restrictions and investment limits under the 1940 Act or Subchapter M of the Code. Returns would have been lower if the Composite had been subject to these expenses and may have been lower if the Composite had been subject to these regulations. The aggregate returns of the accounts in the Composite may not reflect the returns of any particular account of Schroders. The performance reflected in the composite was calculated differently than the method used for calculating performance pursuant to SEC guidelines.

The table below shows the average annual total returns of the Composite for the stated periods ended December 31, 2008, as well as a comparison with the performance of the applicable benchmark.

Average Annual Total Returns
(as of December 31, 2008)

	1 Year	3 Years	5 Years	10 Years
Schroder US International Small Cap Fund Composite (no sales charge)	(46.20)%	(8.26)%	4.71%	6.88%
S&P Developed SmallCap Euro-Pacific Index(1)	(46.62)%	(9.62)%	3.03%	4.12%

Average Annual Total Returns
(as of December 31, 2008)

	Schroder US International Small Cap Fund Composite (no sales charge)	S&P Developed SmallCap Euro-Pacific Index(1)
2008	(46.20)%	4.12%
2007	7.60%	6.10%
2006	33.39%	30.35%
2005	21.23%	22.09%
2004	34.48%	28.79%
2003	51.41%	52.95%
125

Performance of Similar Accounts Managed by Schroders (continued)
(1)	The S&P Developed SmallCap Euro-Pacific Index measures the performance of the smallest companies from the 24 European and Pacific countries represented in the S&P Developed SmallCap Euro-Pacific Index. The S&P Developed SmallCap Euro-Pacific Index represents companies whose assets place them in the bottom 20% of the total market capital of each country. Prior to October 1, 2008, the Index was known as S&P/Citigroup Extended Market Index Europe Pacific Asia Composite Index. Prior to April 7, 2003, the Index was known as the Salomon Smith Barney EM EPAC Index and from April 7 through November 11, 2003, the Index was known as the Citigroup EM EPAC Index. The returns were adjusted for withholding taxes applicable to U.S. based mutual funds organized as Delaware statutory trusts. Since April 1, 2007, the returns are adjusted for withholding taxes applicable to Luxembourg holding companies.
^
126

Financial Highlights

The following financial highlights are intended to help you understand each Portfolio’s Class I shares’ financial performance for the past 5 years (or, if shorter, for the period of the Class’ operations). Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Portfolio (assuming reinvestment of all dividends and distributions), but does not include charges and expenses attributable to any insurance products and would be lower if they did. The information has been derived from the Portfolios’ financial statements, which have been audited by KPMG LLP, an independent registered public accounting firm, whose report, along with the Portfolios’ financial statements, are included in the annual shareholder report, which is incorporated by reference into the SAI and is available upon request.

127

Financial Highlights (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations			Less distributions						Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses, net of fee waivers and/or recoupments, if any(2)(3)	Expenses, net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or Period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
ING AllianceBernstein Mid Cap Growth Portfolio
Class I
12-31-08	17.63	(0.05)	(7.21)	(7.26)	—	2.92	—	2.92	7.45	(46.30)	0.78	0.78†	0.75†	(0.41)†	6,233	171
12-31-07	17.01	(0.09)	1.94	1.85	0.04	1.19	—	1.23	17.63	11.11	0.77	0.77	0.75	(0.49)	13,708	113
12-31-06	19.06	(0.04)•	0.36	0.32	—	2.37	—	2.37	17.01	1.98	0.77	0.77	0.74	(0.25)	119,963	122
05-13-05(4) - 12-31-05	15.50	(0.06)•	3.62	3.56	—	—	—	—	19.06	22.97	0.81	0.79	0.79	(0.54)	5,122	103
ING Artio Foreign Portfolio
Class I
12-31-08	18.48	0.28•	(7.82)	(7.54)	—	1.54	—	1.54	9.40	(43.53)	0.87	0.87†	0.87†	2.03†	821,760	138
12-31-07	16.94	0.21	2.59	2.80	0.05	1.21	—	1.26	18.48	16.74	0.87	0.87	0.87	1.30	1,259,238	77
12-31-06	13.07	0.18•	3.69	3.87	—	0.00*	—	0.00*	16.94	29.63	0.89	0.89	0.88	1.20	864,923	62
12-31-05	12.21	0.05•	1.85	1.90	0.02	1.02	—	1.04	13.07	15.60	0.92	0.92	0.92	0.68	10,787	92
12-03-04(4) - 12-31-04	11.89	(0.00)*	0.41	0.41	0.02	0.07	—	0.09	12.21	3.47	0.96	0.96	0.96	(0.56)	2,993	104
ING BlackRock Large Cap Growth Portfolio
Class I
12-31-08	12.38	0.05	(4.55)	(4.50)	0.02	1.18	—	1.20	6.68	(38.94)	0.81	0.66†	0.66†	0.48†	137,725	156
12-31-07	11.56	0.02	0.80	0.82	—	—	—	—	12.38	7.09	0.80	0.66	0.66	0.27	264,011	195
04-28-06(4)- 12-31-06	11.97	0.02	0.39	0.41	—	0.82	—	0.82	11.56	3.54	0.80	0.76	0.76	0.21	1,464	139
ING Clarion Global Real Estate Portfolio
Class I
12-31-08	12.08	0.26•	(5.22)	(4.96)	—	—	—	—	7.12	(41.06)	0.97	0.90†	0.90†	2.73†	272,111	53
12-31-07	13.42	0.22•	(1.16)	(0.94)	0.35	0.01	0.04	0.40	12.08	(7.03)	0.97	0.90	0.90	1.65	141,367	58
01-03-06(4) - 12-31-05	10.00	0.15	3.62	3.77	0.25	0.10	—	0.35	13.42	37.77	1.08	0.92	0.92	1.54	44,706	37
ING Evergreen Health Sciences Portfolio
Class I
12-31-08	12.75	0.01	(3.50)	(3.49)	0.05	0.62	—	0.67	8.59	(28.49)	0.75	0.75†	0.74†	0.11†	5,626	56
12-31-07	12.20	0.04	1.01	1.05	0.04	0.46	—	0.50	12.75	8.78	0.75	0.75	0.73	0.37	4,857	81
04-28-06(4) - 12-31-06	11.24	0.02	0.94	0.96	—	0.00*	—	0.00*	12.20	8.59	0.77	0.77	0.75	0.29	3,963	37
ING Evergreen Omega Portfolio
Class I
12-31-08	12.88	0.10	(3.38)	(3.28)	0.06	1.35	—	1.41	8.19	(27.34)	0.60	0.60†	0.59†	0.89†	120,012	46
12-31-07	11.64	0.05•	1.34	1.39	0.04	0.11	—	0.15	12.88	11.92	0.60	0.60	0.59	0.41	186,021	30
12-31-06	10.99	0.04	0.61	0.65	—	—	—	—	11.64	5.91	0.60	0.60	0.58	0.31	190,233	123
05-02-05(4) - 12-31-05	9.67	0.01•	1.31	1.32	0.00*	—	—	0.00*	10.99	13.68	0.60	0.60	0.60	0.14	207,699	140
See Accompanying Notes to Financial Highlights
128

Financial Highlights (continued)
		Income (loss) from investment operations			Less distributions						Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses, net of fee waivers and/or recoupments, if any(2)(3)	Expenses, net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or Period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
ING FMRSM Diversified Mid Cap Portfolio
Class I
12-31-08	15.33	0.11	(5.77)	(5.66)	0.15	0.95	—	1.10	8.57	(39.02)	0.64	0.64†	0.64†	0.70†	158,268	146
12-31-07	13.44	0.05•	1.94	1.99	0.04	0.06	—	0.10	15.33	14.81	0.63	0.63	0.63	0.36	345,200	147
12-31-06	13.25	0.07•	1.49	1.56	—	1.37	—	1.37	13.44	12.21	0.65	0.65	0.65	0.50	84,973	160
08-15-05(4) - 12-31-05	12.48	0.02•	0.75	0.77	—	—	—	—	13.25	6.17	0.74	0.74	0.74	0.34	214	186
ING Focus 5 Portfolio
Class I
12-31-08	10.41	0.17•	(4.64)	(4.47)	0.16	—	—	0.16	5.78	(42.88)	0.65	0.39	0.39	2.30	93	88
08-20-07(4) - 12-31-07	10.00	0.07•	0.39	0.46	0.04	0.01	—	0.05	10.41	4.62	0.53	0.39	0.39	1.82	1	180
ING Franklin Income Portfolio
Class I
12-31-08	11.23	0.69•	(3.85)	(3.16)	0.32	0.08	—	0.40	7.67	(28.92)	0.78	0.74	0.74	7.17	252,264	38
12-31-07	11.05	0.67•	(0.35)	0.32	0.12	0.02	—	0.14	11.23	2.89	0.78	0.74	0.74	5.90	197,597	30
04-28-06(4) - 12-31-06	10.00	0.35•	0.70	1.05	—	—	—	—	11.05	10.50	0.80	0.74	0.74	5.01	25,465	9
ING Franklin Mutual Shares Portfolio
Class I
12-31-08	9.67	0.15•	(3.79)	(3.64)	0.29	0.01	—	0.30	5.73	(37.61)	0.78	0.78	0.78	1.88	229,057	43
04-30-07(4) - 12-31-07	10.00	0.10•	(0.42)	(0.32)	0.01	—	—	0.01	9.67	(3.19)	0.78	0.78	0.78	1.48	175,811	17
ING Global Resources Portfolio
Class I
12-31-08	26.36	0.21•	(9.18)	(8.97)	0.42	3.83	—	4.25	13.14	(40.86)(a)	0.64	0.64†	0.64†	0.97†	23,664	85
12-31-07	21.84	0.32•	6.72	7.04	0.03	2.49	—	2.52	26.36	33.60	0.64	0.64†	0.64†	1.32†	35,734	166
12-31-06	20.41	0.10•	4.21	4.31	0.07	2.81	—	2.88	21.84	21.72	0.65	0.65	0.65	0.48	19,960	159
12-31-05	15.74	0.12	5.62	5.74	0.17	0.90	—	1.07	20.41	38.08	0.65	0.65	0.65	1.17	8,870	334
12-31-04	14.90	0.14	0.85	0.99	0.15	—	—	0.15	15.74	6.67	0.67	0.67	0.67	1.77	2,420	176
ING Janus Contrarian Portfolio
Class I
12-31-08	17.75	0.11•	(8.05)	(7.94)	0.11	1.86	—	1.97	7.84	(48.85)	0.75	0.74	0.73	0.92	156,515	48
12-31-07	14.89	0.09	3.07	3.16	—	0.30	—	0.30	17.75	21.30	0.74	0.74	0.72	0.67	2	112
04-28-06(4) - 12-31-06	13.88	0.09•	1.58	1.67	0.08	0.58	—	0.66	14.89	12.85	0.78	0.78	0.78	0.72	1	34
ING JPMorgan Emerging Markets Equity Portfolio
Class I
12-31-08	26.85	0.36•	(13.40)	(13.04)	0.55	1.23	—	1.78	12.03	(51.21)(a)	1.25	1.25	1.25	1.86	203,797	14
12-31-07	19.61	0.16•	7.40	7.56	0.27	0.05	—	0.32	26.85	38.86	1.25	1.25	1.25	0.72	333,429	15
12-31-06	14.67	0.12•	5.12	5.24	0.11	0.19	—	0.30	19.61	36.18	1.26	1.26	1.26	0.72	193,413	5
12-02-05(4) - 12-31-05	14.28	0.03•	0.36	0.39	—	—	—	—	14.67	2.73	1.30	1.30	1.30	2.38	33,756	85
See Accompanying Notes to Financial Highlights
129

Financial Highlights (continued)
		Income (loss) from investment operations			Less distributions						Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses, net of fee waivers and/or recoupments, if any(2)(3)	Expenses, net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or Period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
ING Liquid Assets Portfolio
Class I
12-31-08	1.00	0.03	0.00*	0.03	0.03	—	—	0.03	1.00	2.70	0.28	0.28	0.28	2.64	204,155	—
12-31-07	1.00	0.05	(0.00)*	0.05	0.05	—	—	0.05	1.00	5.22	0.28	0.28	0.28	5.10	184,187	—
12-31-06	1.00	0.05	—	0.05	0.05	—	—	0.05	1.00	4.93	0.29	0.29	0.29	4.89	204,662	—
12-31-05	1.00	0.03	(0.00)*	0.03	0.03	—	—	0.03	1.00	3.04	0.29	0.29	0.29	3.00	134,152	—
05-07-04(4) - 12-31-04	1.00	0.01	(0.00)*	0.01	0.01	—	—	0.01	1.00	0.86	0.29	0.29	0.29	1.43	125,543	—
ING Marsico Growth Portfolio
Class I
12-31-08	19.14	0.15•	(7.80)	(7.65)	0.13	—	—	0.13	11.36	(40.16)	0.78	0.78†	0.78†	0.95†	249,020	76
12-31-07	16.73	0.17•	2.24	2.41	0.00*	—	—	0.00*	19.14	14.43	0.77	0.77	0.77	0.96	145,442	51
12-31-06	15.90	0.05•	0.78	0.83	—	—	—	—	16.73	5.22	0.77	0.77	0.76	0.30	75,920	64
12-31-05	14.57	0.03•	1.30	1.33	—	—	—	—	15.90	9.13	0.76	0.76	0.74	0.18	10,944	72
12-31-04	12.91	0.04	1.62	1.66	—	—	—	—	14.57	12.86	0.78	0.75	0.75	0.30	3,285	72
ING Marsico International Opportunities Portfolio
Class I
12-31-08	17.11	0.20•	(8.05)	(7.85)	0.16	1.40	—	1.56	7.70	(49.34)	0.74	0.68†	0.68†	1.62†	210,871	122
12-31-07	15.32	0.23•	2.84	3.07	0.21	1.07	—	1.28	17.11	20.88	0.72	0.68	0.68	1.42	204,729	111
12-31-06	12.38	0.12•	2.87	2.99	0.01	0.04	—	0.05	15.32	24.21	0.73	0.68	0.68	0.90	137,712	103
04-29-05(4) - 12-31-05	10.00	0.04•	2.52	2.56	0.02	0.16	—	0.18	12.38	25.62	0.78	0.68	0.68	0.58	44,459	73
ING MFS Total Return Portfolio
Class I
12-31-08	18.26	0.48•	(4.23)	(3.75)	1.03	1.61	—	2.64	11.87	(22.17)	0.66	0.66	0.65	3.06	121,270	59
12-31-07	19.03	0.51	0.34	0.85	0.60	1.02	—	1.62	18.26	4.27	0.64	0.64	0.63	2.75	200,345	60
12-31-06	18.26	0.53•	1.57	2.10	0.49	0.84	—	1.33	19.03	12.22	0.64	0.64	0.63	2.86	151,940	44
12-31-05	18.81	0.49•	0.08	0.57	0.46	0.66	—	1.12	18.26	3.14	0.65	0.65	0.65	2.71	172,607	51
12-31-04	17.22	0.47•	1.50	1.97	0.38	—	—	0.38	18.81	11.45	0.64	0.64	0.63	2.69	5,119	66
ING MFS Utilities Portfolio
Class I
12-31-08	17.92	0.40•	(6.52)	(6.12)	0.52	1.75	—	2.27	9.53	(37.56)	0.78	0.78	0.76	2.73	4,858	67
12-31-07	14.60	0.37	3.63	4.00	0.14	0.54	—	0.68	17.92	27.72	0.77	0.77	0.74	2.24	9,192	81
12-31-06	11.22	0.28	3.18	3.46	0.02	0.06	—	0.08	14.60	31.04	0.79	0.79	0.77	2.34	7,489	93
04-29-05(4) - 12-31-05	10.00	0.13•	1.41	1.54	0.09	0.23	—	0.32	11.22	15.35	0.82	0.80	0.80	1.73	5,599	152
ING Multi-Manager International Small Cap Portfolio
Class I
04-28-08(4) – 12-31-08	10.00	0.04	(4.63)	(4.59)	—	—	—	—	5.41	(45.90)	1.41	1.22†	1.22†	1.06†	119,794	68
See Accompanying Notes to Financial Highlights
130

Financial Highlights (continued)
		Income (loss) from investment operations			Less distributions						Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses, net of fee waivers and/or recoupments, if any(2)(3)	Expenses, net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or Period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
ING Oppenheimer Main Street Portfolio®
Class I
12-31-08	20.48	0.24	(8.06)	(7.82)	0.56	—	—	0.56	12.10	(38.57)	0.66	0.66†	0.66†	1.39†	3,491	119
12-31-07	19.83	0.27•	0.64	0.91	0.26	—	—	0.26	20.48	4.53	0.64	0.64	0.64	1.29	5,857	103
12-31-06	17.44	0.22•	2.41	2.63	0.24	—	—	0.24	19.83	15.25	0.64	0.64	0.64	1.22	5,629	90
12-31-05	16.65	0.21•	0.78	0.99	0.20	—	—	0.20	17.44	6.02	0.64	0.64	0.64	1.26	2,530	80
12-31-04	14.87	0.18	1.77	1.95	0.17	—	—	0.17	16.65	13.15	0.64	0.63	0.61	1.17	136	175
ING PIMCO Total Return Bond Portfolio
Class I
12-31-08	11.45	0.59•	(0.09)	0.50	0.38	0.10	—	0.48	11.47	4.42	0.56	0.56	0.56	5.13	778,611	537
12-31-07	10.88	0.49	0.48	0.97	0.40	—	—	0.40	11.45	9.22	0.57	0.57	0.57	4.63	932,677	803
04-28-06(4) - 12-31-06	10.67	0.30•	0.22	0.52	0.31	—	—	0.31	10.88	5.01	0.58	0.58	0.58	4.17	795,704	750
ING Pioneer Mid Cap Value Portfolio
Class I
12-31-08	12.37	0.15•	(4.05)	(3.90)	0.22	0.66	—	0.88	7.59	(32.90)	0.64	0.64†	0.62†	1.47†	311,831	91
12-31-07	12.35	0.14•	0.63	0.77	0.10	0.65	—	0.75	12.37	5.72	0.64	0.64	0.64	1.08	356,457	65
12-31-06	11.02	0.12	1.27	1.39	0.03	0.03	—	0.06	12.35	12.70	0.64	0.64	0.64	1.02	135,708	109
05-02-05(4) - 12-31-05	10.07	0.03	0.92	0.95	—	—	—	—	11.02	9.43	0.66	0.66	0.66	0.97	22,281	50
ING T. Rowe Price Capital Appreciation Portfolio
Class I
12-31-08	24.74	0.49•	(6.69)	(6.20)	1.00	2.14	—	3.14	15.40	(27.33)(a)	0.65	0.65	0.64	2.36	167,666	98
12-31-07	26.64	0.66•	0.70	1.36	0.56	2.70	—	3.26	24.74	4.69	0.64	0.64	0.64	2.52	187,709	60
12-31-06	25.17	0.61•	2.93	3.54	0.39	1.68	—	2.07	26.64	14.91	0.65	0.65	0.64	2.40	111,625	58
12-31-05	24.52	0.43•	1.46	1.89	0.37	0.87	—	1.24	25.17	8.03	0.65	0.65	0.65	1.75	76,428	23
12-31-04	21.35	0.31	3.30	3.61	0.28	0.16	—	0.44	24.52	16.93	0.67	0.67	0.65	2.04	56,649	21
ING T. Rowe Price Equity Income Portfolio
Class I
12-31-08	15.26	0.33•	(5.48)	(5.15)	0.59	1.07	—	1.66	8.45	(35.50)(a)	0.65	0.65	0.64	2.80	154,488	33
12-31-07	15.52	0.31•	0.25	0.56	0.25	0.57	—	0.82	15.26	3.34	0.64	0.64	0.64	2.00	135,616	27
12-31-06	13.80	0.26•	2.31	2.57	0.23	0.62	—	0.85	15.52	19.42	0.65	0.64	0.64	1.84	31,382	19
12-31-05	13.76	0.25•	0.29	0.54	0.18	0.32	—	0.50	13.80	4.12	0.65	0.65	0.65	1.92	45,227	18
12-31-04	12.13	0.22	1.61	1.83	0.13	0.07	—	0.20	13.76	15.11	0.67	0.67	0.66	1.84	10,643	16
ING Templeton Global Growth Portfolio
Class I
12-31-08	14.38	0.24•	(5.75)	(5.51)	0.16	0.50	—	0.66	8.21	(39.57)	0.89	0.89	0.89	2.19	229,007	12
12-31-07	14.47	0.12•	0.30	0.42	0.18	0.33	—	0.51	14.38	2.69	0.90	0.90	0.90	0.82	177,447	23
04-28-06(4) - 12-31-06	14.83	0.15•	1.37	1.52	0.17	1.71	—	1.88	14.47	12.03	0.93	0.93	0.93	1.58	1	20
See Accompanying Notes to Financial Highlights
131

Financial Highlights (continued)
		Income (loss) from investment operations			Less distributions						Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses, net of fee waivers and/or recoupments, if any(2)(3)	Expenses, net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or Period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
ING Van Kampen Capital Growth Portfolio
Class I
12-31-08	14.03	0.06•	(6.84)	(6.78)	0.01	0.31	—	0.32	6.93	(49.21)	0.65	0.64†	0.64†	0.62†	186,845	46
12-31-07	11.94	0.07	2.46	2.53	—	0.44	—	0.44	14.03	21.52	0.65	0.57	0.57	0.51	33,695	56
12-31-06	11.85	0.00*	0.49	0.49	—	0.40	—	0.40	11.94	4.31	0.65	0.63	0.63	0.01	35,555	59
12-31-05	10.32	0.01	1.58	1.59	0.06	—	—	0.06	11.85	15.45	0.68	0.66	0.66	0.08	42,210	84
05-06-04(4) - 12-31-04	9.71	0.04	0.62	0.66	0.00*	0.05	—	0.05	10.32	6.80	0.65	0.65	0.65	1.04	42,752	170
ING Van Kampen Global Franchise Portfolio
Class I
12-31-08	16.98	0.37	(5.01)	(4.64)	0.33	1.12	—	1.45	10.89	(28.38)	0.97	0.97	0.97	2.60	1	28
12-31-07	15.90	0.35	1.22	1.57	—	0.49	—	0.49	16.98	9.91	0.96	0.96	0.96	2.12	1	26
04-28-06(4) - 12-31-06	15.08	0.11•	1.56	1.67	0.29	0.56	—	0.85	15.90	11.75	0.98	0.98	0.98	1.08	1	16
ING Van Kampen Growth and Income Portfolio
Class I
12-31-08	26.82	0.45•	(8.59)	(8.14)	0.99	2.00	—	2.99	15.69	(32.08)	0.65	0.65	0.65	2.11	12,953	43
12-31-07	28.24	0.49•	0.46	0.95	0.50	1.87	—	2.37	26.82	2.87	0.64	0.64	0.64	1.72	13,860	25
04-28-06(4) - 12-31-06	28.61	0.31•	2.19	2.50	0.40	2.47	—	2.87	28.24	9.90	0.65	0.65	0.65	1.73	13,217	30

See Accompanying Notes to Financial Highlights
132

Accompanying Notes to Financial Highlights

(1)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(2)	Annualized for periods less than one year.
(3)	Expense ratios reflect operating expenses of a Portfolio. Expenses before reductions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage commission recapture arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor but prior to reductions from brokerage commission recapture arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.
(4)	Commencement of operations.
•	Calculated using average number of shares outstanding throughout the period.
*	Amount is less than $0.005 or more than $(0.005) or more than (0.005)%.
†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.
(a)	There was no impact on total return by the affiliate payments.
See Accompanying Notes to Financial Highlights
133

To Obtain
More Information

A Statement of Additional Information, dated May 1, 2009, has been filed with the SEC, and is made a part of this Prospectus by reference.

Additional information about the Portfolios’ investments will be available in the Portfolios’ annual and semi-annual shareholder report. In the annual shareholder report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolios’ performance during its last fiscal year and the independent registered public accounting firm’s report.

To obtain free copies of the ING Investors Trust’s annual and semi-annual shareholder reports and the Portfolios’ Statement of Additional Information or to make inquiries about the Portfolios, please write to the Trust at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258, call 1-800-366-0066, or visit our website at www.ingfunds.com.

Information about the ING Investors Trust can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Reports and other information about ING Investors Trust are available on the EDGAR Database on the SEC’s Internet Site at http://www.sec.gov. You may obtain copies of information for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, NE Washington, D.C. 20549-0102.

05/01/09	SEC File No. 811-05629

ING INVESTORS TRUST

Prospectus
May 1, 2009
Institutional Class
Book 2

Bond Funds
ING Limited Maturity Bond Portfolio
ING PIMCO High Yield Portfolio International/Global Funds
ING Index Plus International Equity Portfolio
(formerly, ING VP Index Plus International Equity Portfolio)
ING International Growth Opportunities Portfolio Stock Funds
ING BlackRock Large Cap Value Portfolio
ING Clarion Real Estate Portfolio
(formerly, ING Van Kampen Real Estate Portfolio)
ING Growth and Income Portfolio II
(formerly, ING Legg Mason Value Portfolio)
ING JPMorgan Small Cap Core Equity Portfolio
ING JPMorgan Value Opportunities Portfolio
ING Lord Abbett Affiliated Portfolio
ING Pioneer Equity Income Portfolio
ING Pioneer Fund Portfolio
ING Stock Index Portfolio
ING Wells Fargo Small Cap Disciplined Portfolio NOT ALL PORTFOLIOS MAY BE AVAILABLE IN ALL JURISDICTIONS, UNDER ALL VARIABLE CONTRACTS OR UNDER ALL PLANS

This Prospectus contains important information about investing in the Institutional Class shares of certain Portfolios of ING Investors Trust. You should read it carefully before you invest, and keep it for future reference. Please note that your investment: is not a bank deposit; is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”), the Federal Reserve Board or any other government agency; and is affected by market fluctuations. There is no guarantee that the Portfolios will achieve their respective investment objective.

As with all mutual funds, the U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities nor has the SEC judged whether the information in the Prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.

You should read this Prospectus in conjunction with the prospectus for the separate account before investing. Both prospectuses should be read carefully and retained for future reference.

1

2

Introduction

ING Investors Trust

ING Investors Trust (“Trust”) is an open-end management investment company. The Trust consists of a group of mutual fund portfolios (each, a “Portfolio” and collectively, the “Portfolios”). Only certain of these Portfolios are offered in this prospectus (“Prospectus”).

Advisers

Directed Services LLC (“DSL”) serves as the investment adviser to each of the Portfolios, except ING Index Plus International Equity Portfolio; and ING Investments, LLC (“ING Investments”) serves as the investment adviser to ING Index Plus International Equity Portfolio (each, an “Adviser” and collectively, “Advisers”). Each Portfolio has a sub-adviser referred to herein as a “Sub-Adviser.” DSL and ING Investments are indirect, wholly-owned subsidiaries of ING Groep, N.V. (“ING Groep”) (NYSE: ING), a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services to over 75 million private, corporate and institutional clients in more than 50 countries. With a diverse workforce of about 125,000 people, ING comprises a broad spectrum of prominent companies that increasingly serve their clients under the ING brand.

On December 29, 2006, an internal reorganization was undertaken in which Directed Services, Inc. (“DSI”), the former adviser to the Portfolios except for ING Index Plus International Equity Portfolio, was reorganized into a limited liability company and became a wholly-owned subsidiary of ING Life Insurance and Annuity Company. The resulting company was DSL, a registered investment adviser and broker-dealer. As a result of this reorganization, DSI’s advisory contracts were assumed by DSL.

Portfolios and Sub-Advisers

ING BlackRock Large Cap Value Portfolio – BlackRock Investment Management, LLC
ING Clarion Real Estate Portfolio – ING Clarion Real Estate Securities L.P.
ING Growth and Income Portfolio II – ING Investment Management Co.
ING Index Plus International Equity Portfolio – ING Investment Management Advisors, B.V.
ING International Growth Opportunities Portfolio – ING Investment Management Co.
ING JPMorgan Small Cap Core Equity Portfolio – J.P. Morgan Investment Management Inc.
ING JPMorgan Value Opportunities Portfolio – J.P. Morgan Investment Management Inc.
ING Limited Maturity Bond Portfolio – ING Investment Management Co.
ING Lord Abbett Affiliated Portfolio – Lord, Abbett & Co. LLC
ING PIMCO High Yield Portfolio – Pacific Investment Management Company LLC
ING Pioneer Equity Income Portfolio – Pioneer Investment Management, Inc.
ING Pioneer Fund Portfolio – Pacific Investment Management, Inc.
ING Stock Index Portfolio – ING Investment Management Co.
ING Wells Fargo Small Cap Disciplined Portfolio – Wells Capital Management, Inc.

Classes of Shares

Each Portfolio’s shares are classified into Adviser Class (“ADV Class”), Institutional Class (“Class I”), Service Class (“Class S”), and Service 2 Class shares. The four classes of shares of each Portfolio are identical except for different expenses, certain related rights and certain shareholder services. All classes of each Portfolio have a common investment objective and investment portfolio. Only the Class I shares are offered in this Prospectus. Class I shares are not subject to any sales loads, servicing fees or Rule 12b-1 distribution fees.

Investing Through Your Variable Contract or Qualified Plan

Class I shares of the Portfolios may be offered to separate asset accounts (“Separate Accounts”) of insurance companies as investment options under variable annuity contracts and variable life insurance policies (“Variable Contracts”). Shares may also be offered to qualified pension and retirement plans (“Qualified Plans”) outside the Variable Contracts and to certain investment advisers and their affiliates in connection with the creation or management of the Portfolios. Class I shares also may be made available to certain other investment companies, including series of the Trust under fund-of-funds arrangements. Participating insurance companies and other designated organizations are authorized to receive purchase orders on the Portfolios’ behalf.

Why Reading this Prospectus is Important

This Prospectus explains the investment objective, principal investment strategies, and risks of each of the Portfolios. Reading the Prospectus will help you to decide whether a Portfolio is the right investment for you. You should keep this Prospectus for future reference.

3

Description of the Portfolios

ING BlackRock Large Cap Value Portfolio

Sub-Adviser

BlackRock Investment Management, LLC (“BlackRock Investment Management”)

Investment Objective

Long-term growth of capital. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

The Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in a diversified portfolio of equity securities of large-capitalization companies. The Portfolio will provide shareholders with at least 60 days’ prior notice of any change in this investment policy.

The Sub-Adviser selects for investment by the Portfolio equity securities of large-capitalization companies that, at the time of purchase, have a market capitalization equal to or greater than the top 80% of the companies that comprise the Russell 1000® Index. As of December 31, 2008, the lowest capitalization in this group was $24 million. The market capitalization of companies in the index change with market conditions and the composition of the index. The Portfolio seeks to outperform the Russell 1000® Value Index by investing in equity securities that the Sub-Adviser believes are selling at below normal valuations. The Russell 1000® Value Index (which consists of those Russell 1000® Index securities with lower price-to-book ratios and lower forecasted growth values) is a subset of the Russell 1000® Index.

In selecting securities for the Portfolio from its benchmark universe, the Sub-Adviser uses a proprietary multi-factor quantitative model that employs various factors. The factors employed by the model include stock valuation, quality of earnings and potential future earnings growth. The Sub-Adviser looks for strong relative earnings growth, earnings quality and good relative valuation. A company’s stock price relative to its earnings and book value is also examined and if the Sub-Adviser believes a company is overvalued, it will not be considered for investment by the Portfolio. After the initial screening is done, the Sub-Adviser relies on fundamental analysis, using both internal and external research to optimize its quantitative model to choose companies the Sub-Adviser believes have strong, sustainable growth with current momentum at attractive price valuations.

Because the Portfolio generally will not hold all the stocks in the Russell 1000® Value Index, and because the Portfolio’s investments may be allocated in amounts that vary from the proportional weightings of the various stocks in that index, the Portfolio is not an “index” fund. In seeking to outperform its benchmark, however, the Sub-Adviser reviews potential investments using certain criteria based on the securities in the Russell 1000® Value Index. These criteria currently include the following:

  relative price-to-earnings and price-to-book ratios;
  stability and quality of earnings;
  earnings momentum and growth;
  weighted median market capitalization of the Portfolio’s investment portfolio;
  allocation among the economic sectors of the Portfolio’s investment portfolio as compared to the index; and
  weighted individual stocks within the Russell 1000® Value Index.

The Portfolio may invest up to 10% of its total assets in securities issued by foreign issuers, in the form of American Depositary Receipts (“ADRs”).

The Portfolio may invest in investment-grade convertible securities, preferred stock, illiquid securities and U.S. government debt securities. There are no restrictions on the maturity of the debt securities in which the Portfolio may invest. The Portfolio may also invest in derivatives for hedging purposes. The Portfolio may purchase or sell securities that it is entitled to receive on a when issued basis. The Portfolio may also purchase or sell securities on a delayed delivery basis or through a forward commitment.

The Portfolio will normally invest a portion of its assets in short-term debt securities, such as commercial paper. The Portfolio may also invest, without limitation, in short-term debt securities (including repurchase agreements), non-convertible preferred stocks and bonds, or U.S. government and money market securities when the Sub-Adviser is unable to find enough attractive equity investments and to reduce exposure to equities when the Sub-Adviser believes it is advisable to do so on a temporary basis. Investment in these securities may also be used to meet redemptions.

4

Description of the Portfolios (continued) The Portfolio may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended and the rules, regulations and exemptive orders thereunder.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective.

Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the Sub-Adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Borrowing Risk
Call Risk
Convertible Securities Risk
Credit Risk
Debt Securities Risk
Depositary Receipts Risk
Derivatives Risk
Equity Securities Risk
Foreign Investment Risk
Interest Rate Risk
Investment Models Risk
Liquidity Risk
Manager Risk
Market and Company Risk
Market Capitalization Risk
Maturity Risk
Other Investment Companies Risk
Over-the-Counter Investment Risk
Portfolio Turnover Risk
Restricted and Illiquid Securities Risk
Securities Lending Risk
U.S. Government Securities and Obligations Risk
Value Investing Risk
When Issued and Delayed Delivery Securities and Forward Commitments Risk

Please see “Summary of Principal Risks” following the “Description of the Portfolios” section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information (“SAI”).

Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the changes in the Portfolio’s performance from year to year, and the table compares the Portfolio’s performance to the performance of a broad measure of market performance for the same period. The Portfolio’s past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

5

Description of the Portfolios (continued)

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s Class S shares’ (2003-2004) and Class I shares’ (2005-2008) performance from year to year.

Year-by-Year Total Returns(1)(2)
(For the periods ended December 31 of each year)

Best and Worst Quarterly Returns during this Period:

Best:	2nd Quarter	2003:	17.73%
Worst:	4th Quarter	2008:	(18.10)%

The following table provides some indication of the risks of investing in the Portfolio by comparing the Portfolio’s Class I shares’ and Class S shares’ performance to that of a broad measure of market performance – the Russell 1000® Value Index. The Russell 1000® Value Index is an unmanaged index that measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values. The index does not reflect fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in the index.

Average Annual Total Returns(1)(2) (For the periods ended December 31, 2008)
	1 Year	5 Years (or Life of Class)	10 Years (or Life of Class)
Class I Return	(35.19)%	(1.05)%(1)	N/A
Russell 1000® Value Index	(36.85)%	(1.19)%(3)	N/A
Class S Return	(35.32)%	(1.61)%	0.33%(1)
Russell 1000® Value Index	(36.85)%	(0.79)%	0.74%(3)
(1)	Class I shares commenced operations on May 18, 2004. Class S shares commenced operations on May 1, 2002. Class S shares are not offered in this Prospectus. If they had been offered, Class I shares would have had substantially similar annual returns as Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent that Class S and Class I have different expenses.
(2)	BlackRock Investment Management has managed the Portfolio since September 30, 2006. Prior to September 30, 2006, the Portfolio was managed by Mercury Advisors. On September 29, 2006, BlackRock, Inc. consummated a transaction with Merrill Lynch & Co., Inc. whereby Merrill Lynch & Co., Inc.’s investment management businesses (including Mercury Advisors) combined with that of BlackRock, Inc. to create a new independent company.
(3)	The index return for Class I shares is for the period beginning June 1, 2004. The index return for Class S shares is for the period beginning May 1, 2002.
6

Description of the Portfolios (continued)

ING Clarion Real Estate Portfolio

Sub-Adviser

ING Clarion Real Estate Securities L.P. (“ING CRES”)

Investment Objective

Total return including capital appreciation and current income. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

The Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in common and preferred stocks of U.S. real estate investment trusts (“REITS”) and real estate companies. The Portfolio will provide shareholders with at least 60 days’ prior notice of any change in this investment policy. For this Portfolio, real estate companies consist of companies that are principally engaged in the real estate industry. A company shall be considered to be “principally engaged” in the real estate industry if it: (a) derives at least 50% of its revenues or profits from the ownership, construction, management, financing or sale of residential, commercial or industrial real estate; or (b) has at least 50% of the fair market value of its assets invested in residential, commercial or industrial real estate. Companies principally engaged in the real estate industry may include REITs, master limited partnerships, real estate owners, real estate managers, real estate brokers, real estate dealers and companies with substantial real estate holdings.

The Sub-Adviser focuses on investments that generally provide income and also have the potential for long-term capital appreciation. The Sub-Adviser uses systematic, top-down research to evaluate property market conditions and trends to judge which market sectors offer potentially attractive returns. The Sub-Adviser uses proprietary analytical techniques to identify the securities which it believes will provide above-average cash flow yield and growth. Companies evaluated for purchase and sale using several different qualitative and quantitative factors such as valuation, capital structure, and management and strategy. The Sub-Adviser will sell a security when it no longer meets these criteria. The Sub-Adviser’s investment approach, with its emphasis on investments in companies primarily engaged in the real estate industry, is expected to product a total return that is closely tied to the performance of the market for publicly traded real estate companies, including REITs, which is a narrow segment of the overall U.S. stock market.

The Sub-Adviser may invest in companies of any market capitalization; however, the Sub-Adviser will generally not invest in companies with market capitalization of less than $100 million at the time of purchase. The Portfolio also may invest in convertible securities, initial public offerings and Rule 144A securities.

The Portfolio is non-diversified, which means that it may invest in securities of a limited number of issuers, and, when compared with other funds, may invest a greater portion of its assets in a particular issuer.

The Portfolio may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended and the rules, regulations and exemptive orders thereunder.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the Sub-Adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Convertible Securities Risk
Diversification Risk
Equity Securities Risk
Industry Concentration Risk
Initial Public Offerings Risk
Investment Models Risk
Liquidity Risk
Manager Risk
Market and Company Risk
Other Investment Companies Risk
Real Estate Investment Trusts Risk
Restricted and Illiquid Securities Risk
Rule 144A Securities Risk
Sector Risk
Securities Lending Risk

Please see “Summary of Principal Risks” following the “Description of the Portfolios” section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does
7

Description of the Portfolios (continued) not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information (“SAI”).

Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the changes in the Portfolio’s performance from year to year, and the table compares the Portfolio’s performance to the performance of two broad measures of market performance for the same period. The Portfolio’s past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s Class S shares’ (1999-2003) and Class I shares’ (2004-2008) performance from year to year.

Year-by-Year Total Returns(1)(2)
(For the periods ended December 31 of each year)

Best and Worst Quarterly Returns during this Period:

Best:	4th Quarter	2004:	17.87%
Worst:	4th Quarter	2008:	(37.82)%
8

Description of the Portfolios (continued)

The following table provides some indication of the risks of investing in the Portfolio by comparing the Portfolio’s Class I shares’ and Class S shares’ performance to that of two broad measures of market performance – the Morgan Stanley Capital International U.S. REIT (“MSCI U.S. REIT”) Index the Dow Jones Wilshire Real Estate Securities Index. The MSCI U.S. REIT Index is a capitalization-weighted benchmark index of the most actively traded real estate investment trust, designed to measure real estate equity performance. The Dow Jones Wilshire Real Estate Securities Index consists of REITs and real estate operating companies and is capitalization-weighted. The Portfolio changed the index to which it compares its performance because the MSCI U.S. REIT Index is considered to be more appropriate comparison. The indices do not reflect fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in the indices.

Average Annual Total Returns(1)(2) (For the periods ended December 31, 2008)
	1 Year	5 Years	10 Years (or Life of Class)
Class I Return	(38.36)%	2.55%	6.33%(1)
MSCI U.S. REIT Index	(37.97)%	0.67%	4.38%(3)
Dow Jones Wilshire Real Estate Securities Index	(39.83)%	0.62%	4.38%(3)
Class S Return	(38.51)%	2.29%	7.73%
MSCI U.S. REIT Index	(37.97)%	0.67%	7.19%
Dow Jones Wilshire Real Estate Securities Index	(39.83)%	0.62%	7.33%
(1)	Class I shares commenced operations on May 19, 2003. Class S shares are not offered in this Prospectus. If they had been offered, Class I shares would have had substantially similar annual returns as Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Class I shares have different expenses.
(2)	On May 1, 2009, ING CRES became the Sub-Adviser of the Portfolio. On May 1, 2009, the Portfolio changed its name and principal investment strategies. Van Kampen was the sub-adviser of the Portfolio from December 17, 2001 to May 1, 2009. Performance prior to December 17, 2001 is attributable to a different sub-adviser.
(3)	The index returns for Class I shares are for the period beginning June 1, 2003.
9

Description of the Portfolios (continued)

ING Growth and Income Portfolio II

Sub-Adviser

ING Investment Management Co. (“ING IM”)

Investment Objective

Seeks to maximize total return through investments in a diversified portfolio of common stocks and securities convertible into common stocks. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

Under normal market conditions, the Portfolio invests at least 65% of its total assets in common stocks that the Sub-Adviser believes have significant potential for capital appreciation or income growth or both.

The Sub-Adviser may invest principally in common stocks and securities convertible into common stocks having significant potential for capital appreciation, may purchase common stock principally for their income potential through dividends or may acquire securities having a mix of these characteristics. The Portfolio also may engage in option writing.

The Sub-Adviser utilizes a team for portfolio constructions. The senior portfolio managers and all of the sector analysts on the team participate in the process, with the sector analysts determining the security selection for each of their sectors for the dedicated portion of the overall portfolio. The senior portfolio managers are responsible for the overall allocation of assets for the Portfolio, including management of the Portfolio’s overall risk profile.

In managing the Portfolio, the Sub-Adviser:

  Emphasizes stocks of larger companies.
  Looks to strategically invest the Portfolio’s assets in stocks of mid-sized companies and up to 25% of its total assets in stocks of foreign issuers, depending upon market conditions.
  Utilizes an intensive, fundamentally driven research process to evaluate company financial characteristics (for example, price-to-earnings ratios, growth rates and earnings estimates) to select securities within each class. In analyzing these characteristics, the Sub-Adviser attempts to identify positive earnings momentum and positive valuation characteristics in selecting securities whose perceived value is not reflected in their price.

The Portfolio may invest in certain higher risk investments such as derivative instruments, including, but not limited to, put and call options.

The Sub-Adviser may sell securities for a variety of circumstances, such as to secure gains, limit losses or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended and the rules, regulations and exemptive orders thereunder.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

Pending Merger - On September 11, 2008, the Board approved a proposal to reorganize the Portfolio into ING VP Growth and Income Portfolio. If shareholder approval is obtained, it is expected that the reorganization will take place during the third quarter of 2009. Shareholders will be notified if the reorganization is not approved. After the reorganization you will hold shares of ING VP Growth and Income Portfolio. For more information regarding ING VP Growth and Income Portfolio, please contact a Shareholder Services representative at (800) 366-0066.

Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the Sub-Adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Convertible Securities Risk
Derivatives Risk
Equity Securities Risk
Foreign Investment Risk
Liquidity Risk
Market Trends Risk
Mid-Capitalization Company Risk
Other Investment Companies Risk
Portfolio Turnover Risk
Securities Lending Risk
Small-Capitalization Company Risk

10

Description of the Portfolios (continued)

Please see “Summary of Principal Risks” following the “Description of the Portfolios” section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information (“SAI”).

Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the changes in the Portfolio’s performance from year to year, and the table compares the Portfolio’s performance to the performance of a broad measure of market performance for the same period. The Portfolio’s past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s Class S shares’ (2001-2004) and Class I shares’ (2005-2008) performance from year to year.

Year-by-Year Total Returns(1)(2)
(For the periods ended December 31 of each year)

Best and Worst Quarterly Returns during this Period:

Best:	4th Quarter	2004:	15.18%
Worst:	4th Quarter	2008:	(31.11)%
11

Description of the Portfolios (continued)

The following table provides some indication of the risks of investing in the Portfolio by comparing the Portfolio’s Class I shares’ and Class S shares’ performance to that of a broad measure of market performance – the Standard & Poor’s 500® Composite Stock Price (“S&P 500®”) Index. The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States. The index does not reflect fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in the index.

Average Annual Total Returns(1)(2) (For the periods ended December 31, 2008)
	1 Year	5 Years (or Life of Class)	10 Years (or Life of Class)
Class I Return	(55.46)%	(12.38)%(1)	N/A
S&P 500® Index	(37.00)%	(2.36)%(3)	N/A
Class S Return	(55.45)%	(11.64)%	(8.51)%(1)
S&P 500® Index	(37.00)%	(2.19)%	(3.76)%(3)
(1)	Class I shares commenced operations on May 6, 2004. Class S shares commenced operations on October 2, 2000. Class S shares are not offered in this Prospectus. If they had been offered, Class I shares would have had substantially similar annual returns as Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Class I shares have different expenses.
(2)	ING IM has managed the Portfolio since May 1, 2009. On April 30, 2009, the Portfolio changed its name, investment objective and principal investment strategies. Legg Mason Capital Management, Inc. managed the Portfolio from May 3, 2004 through April 30, 2009. Janus Capital Management LLC managed the Portfolio from September 9, 2002 through May 2, 2004. Performance prior to September 9, 2002 is attributable to a different sub-adviser.
(3)	The index return for Class I shares is for the period beginning May 1, 2004. The index return for Class S shares is for the period beginning October 1, 2000.
12

Description of the Portfolios (continued)

ING Index Plus International Equity Portfolio

Sub-Adviser

ING Investment Management Advisors, B.V. (“IIMA”)

Investment Objective

Outperform the total return performance of the Morgan Stanley Capital International Europe, Australasia and Far East® (“MSCI EAFE®”) Index, while maintaining a market level of risk. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

The Portfolio normally invests at least 80% of its net assets (plus borrowings for investment purposes) in stocks included in the MSCI EAFE® Index, exchange-traded funds (“ETFs”), and derivatives (including futures and options) whose economic returns are similar to the MSCI EAFE® Index or its components. The Portfolio will provide shareholders with at least 60 days’ prior notice of any change in this investment policy. The MSCI EAFE® Index is a market value-weighted index that reflects the performance of approximately 1,100 securities listed on the stock exchanges of countries in Europe, Australasia and the Far East. ETFs are passively managed investment companies traded on a securities exchange whose goal is to track or replicate a desired index.

The Portfolio may also invest in securities that are convertible into common stocks included in the MSCI EAFE® Index.

The Portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted by the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

In managing the Portfolio, the Sub-Adviser attempts to achieve the Portfolio’s objective by overweighting those stocks in the MSCI EAFE® Index that it believes will outperform the MSCI EAFE® Index, and underweighting (or avoiding altogether) those stocks that the Sub-Adviser believes will underperform the MSCI EAFE® Index. In determining stock weightings, the Sub-Adviser uses internally developed quantitative computer models to evaluate various criteria, such as cash flows, earnings and price to book ratios of each company, in an attempt to select companies with long-term sustainable growth characteristics at acceptable valuation levels. The Portfolio’s aggregate characteristics will approximate that of the MSCI EAFE® Index.

At any one time, the Sub-Adviser generally includes in the Portfolio between 300 and 400 of the stocks included in the MSCI EAFE® Index. Although the Portfolio will not hold all the stocks in the MSCI EAFE® Index, the Sub-Adviser expects that there will be a close correlation between the performance of the Portfolio and that of the MSCI EAFE® Index in both rising and falling markets. The Portfolio may pay transactional and other expenses that are not reflected in the MSCI EAFE® Index. This will give the Portfolio a performance disadvantage in relation to the MSCI EAFE® Index.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective.

Pending Merger - On March 27, 2009, the Board approved a proposal to reorganize the Portfolio into ING International Index Portfolio. If shareholder approval is obtained, it is expected that the reorganization will take place during the third quarter of 2009. Shareholders will be notified if the reorganization is not approved. After the reorganization you will hold shares of ING International Index Portfolio. For more information regarding ING International Index Portfolio, please contact a Shareholder Services representative at (800) 366-0066.

Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the Sub-Adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

13

Description of the Portfolios (continued)

Convertible Securities Risk
Derivatives Risk
Equity Securities Risk
Foreign Investment Risk
Index Strategy Risk
Investment Models Risk
Liquidity Risk
Manager Risk
Market and Company Risk
Market Capitalization Risk
Market Trends Risk
Other Investment Companies Risk
Portfolio Turnover Risk
Securities Lending Risk

Please see “Summary of Principal Risks” following the “Description of the Portfolios” section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information (“SAI”).

Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the changes in the Portfolio’s performance from year to year, and the table compares the Portfolio’s performance to the performance of a broad measure of market performance for the same period. The Portfolio’s past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s Class I shares’ performance from year to year.

Year-by-Year Total Returns(1)
(For the periods ended December 31 of each year)

Best and Worst Quarterly Returns during this Period:

Best:	4th Quarter	2006:	10.13%
Worst:	3rd Quarter	2008:	(20.26)%
14

Description of the Portfolios (continued)

The following table provides some indication of the risks of investing in the Portfolio by comparing the Portfolio’s Class I shares’ performance to that of a broad measure of market performance – the Morgan Stanley Capital International Europe, Australasia and Far East® Index (“MSCI EAFE® Index”). The MSCI EAFE® Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australasia and the Far East. The index includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in the index.

Average Annual Total Returns(1) (For the periods ended December 31, 2008)
	1 Year	5 Years (or Life of Class)	10 Years
Class I Return	(43.73)%	(4.78)%(1)	N/A
MSCI EAFE® Index	(43.38)%	(3.47)%(2)	N/A
(1)	Class I shares commenced operations on July 29, 2005.
(2)	The index return is for the period beginning August 1, 2005.
15

Description of the Portfolios (continued)

ING International Growth Opportunities Portfolio

Sub-Adviser

ING Investment Management Co. (“ING IM”)

Investment Objective

Long-term growth of capital. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

Under normal conditions, the Portfolio invests at least 65% of its net assets in equity securities of issuers located in a number of different countries outside of the United States. The Portfolio invests primarily in companies with a large market capitalization, but may also invest in mid- and small-sized companies. The Portfolio generally invests in common and preferred stocks, warrants and convertible securities. The Portfolio may invest in companies located in countries with emerging securities markets when the Sub-Adviser believes they present attractive investment opportunities. The Portfolio may invest in government debt securities of developed foreign countries. The Portfolio may invest up to 35% of its assets in securities of U.S. issuers, including investment-grade government and corporate debt securities. The Portfolio may invest in derivative instruments, including futures. The Portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

The Sub-Adviser primarily uses a bottom-up fundamental analysis to identify stocks which it believes offer relatively attractive growth prospects relative to their peers in the same industry, sector or region. The valuation characteristics of stocks expected to exhibit growth are also assessed to determine whether the expected growth allows for capital appreciation. Customized sector, country and universe screens are employed to help rank stocks in terms of their relative attractiveness based on a blend of growth and valuation factors. The relative riskiness of individual securities is also assessed prior to a decision to purchase a security.

The Portfolio may employ currency hedging strategies to seek to protect the portfolio from adverse effects on the U.S. dollar.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective.

Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the Sub-Adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Call Risk
Convertible Securities Risk
Credit Risk
Currency Risk
Debt Securities Risk
Derivatives Risk
Emerging Markets Risk
Equity Securities Risk
Foreign Investment Risk
Growth Investing Risk
Interest Rate Risk
Liquidity Risk
Manager Risk
Market and Company Risk
Market Capitalization Risk
Market Trends Risk
Mid-Capitalization Company Risk
Other Investment Companies Risk
Portfolio Turnover Risk
Securities Lending Risk
Small-Capitalization Company Risk
Sovereign Debt Risk

16

Description of the Portfolios (continued)

Please see “Summary of Principal Risks” following the “Description of the Portfolios” section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information (“SAI”).

Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the changes in the Portfolio’s performance from year to year, and the table compares the Portfolio’s performance to the performance of a broad measure of market performance for the same period. The Portfolio’s past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s Class S shares’ (2002-2006) and Class I shares’ (2007-2008) performance from year to year.

Year-by-Year Total Returns(1)(2)
(For the periods ended December 31 of each year)

Best and Worst Quarterly Returns during this Period:

Best:	2nd Quarter	2003:	16.16%
Worst:	3rd Quarter	2008:	(27.54)%
17

Description of the Portfolios (continued)

The following table provides some indication of the risks of investing in the Portfolio by comparing the Portfolio’s Class I shares’ and Class S shares’ performance to that of a broad measure of market performance – the Morgan Stanley Capital International Europe, Australasia and Far East GrowthSM (“MSCI EAFE GrowthSM”) Index. The MSCI EAFE GrowthSM Index is an unmanaged index that measures the performance in 20 countries within Europe, Australasia and the Far East with a greater-than-average growth orientation. The index includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in the index.

Average Annual Total Returns(1)(2) (For the periods ended December 31, 2008)
	1 Year	5 Years (of Life of Class)	10 Years (or Life of Class)
Class I Return	(52.14)%	(17.26)%(1)	N/A
MSCI EAFE GrowthSM Index	(42.70)%	(11.47)%(3)	N/A
Class S Return	(52.34)%	(2.41)%	(0.54)%(1)
MSCI EAFE GrowthSM Index	(42.70)%	1.43%	2.77%(3)
(1)	Class I shares commenced operations on April 28, 2006. Class S shares commenced operations on December 17, 2001. Class S shares are not offered in this Prospectus. If they had been offered, Class I shares would have had substantially similar annual returns as Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Class I shares have different expenses.
(2)	On April 30, 2007, the Portfolio changed its name from ING International Portfolio to ING International Growth Opportunities Portfolio.
(3)	The index return for Class I shares is for the period beginning May 1, 2006. The index return for Class S shares is for the period beginning January 1, 2002.
18

Description of the Portfolios (continued)

ING JPMorgan Small Cap Core Equity Portfolio

Sub-Adviser

J.P. Morgan Investment Management Inc. (“JPMorgan”)

Investment Objective

Capital growth over the long term. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of small-capitalization companies. The Portfolio will provide shareholders with at least 60 days’ prior notice of any change in this investment policy. The Sub-Adviser defines small-capitalization companies as companies with market capitalization equal to those within a universe of Russell 2000® Index stocks. Market capitalization is the total market value of a company’s shares.

The Sub-Adviser uses a multi-style approach, under which the portfolio managers select assets for the Portfolio in complementary styles. Through both fundamental and quantitative analysis, the portfolio management team focuses on companies that have a core competitive advantage and appear relatively attractive to other companies within the same economic sector. They base this analysis on a number of quantitative factors, as well as qualitative insights into industries and individual companies gathered through fundamental research. The sector and stock weightings of the investments selected will vary from weightings of the Russell 2000® Index only within limits established by the investment team.

The Portfolio may also invest up to 20% of its total assets in foreign securities. These investments may take the form of depositary receipts. The Portfolio may also invest up to 20% of its total assets in convertible securities which generally pay interest or dividends and which can be converted into common or preferred stock.

Although the Portfolio intends to invest primarily in equity securities, under normal market conditions, it may invest up to 20% of its total assets in high-quality money market instruments and repurchase agreements.

The Portfolio’s equity holdings may include real estate investment trusts, which are pools of investments consisting primarily of income-producing real estate or loans related to real estate.

The Portfolio may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Portfolio may use derivatives to hedge various market risks or to increase the Portfolio’s income or gain.

The Portfolio may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended and the rules, regulations and exemptive orders thereunder.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the Sub-Adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Convertible Securities Risk
Depositary Receipts Risk
Derivatives Risk
Equity Securities Risk
Foreign Investment Risk
Growth Investing Risk
Investment Models Risk
Liquidity Risk
Manager Risk
Market and Company Risk
Market Capitalization Risk
Mid-Capitalization Company Risk
19

Description of the Portfolios (continued) Mortgage-Related Securities Risk
Other Investment Companies Risk
Real Estate Investment Trusts Risk
Securities Lending Risk
Small-Capitalization Company Risk
Value Investing Risk

Please see “Summary of Principal Risks” following the “Description of the Portfolios” section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information (“SAI”).

Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the changes in the Portfolio’s performance from year to year, and the table compares the Portfolio’s performance to the performance of a broad measure of market performance for the same period. The Portfolio’s past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s Class S shares’ (2003-2004) and Class I shares’ (2005-2008) performance from year to year.

Year-by-Year Total Returns(1)(2)
(For the periods ended December 31 of each year)

Best and Worst Quarterly Returns during this Period:

Best:	2nd Quarter	2003:	15.19%
Worst:	4th Quarter	2008:	(23.00)%
20

Description of the Portfolios (continued)

The following table provides some indication of the risks of investing in the Portfolio by comparing the Portfolio’s Class I shares’ and Class S shares’ performance to that of a broad measure of market performance – the Russell 2000® Index. The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which contains the 3,000 largest U.S. companies, based on total market capitalization. The index does not reflect fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in the index.

Average Annual Total Returns(1)(2) (For the periods ended December 31, 2008)
	1 Year	5 Years (or Life of Class)	10 Years (of Life of Class)
Class I Return	(29.74)%	0.24%(1)	N/A
Russell 2000® Index	(33.79)%	(1.17)%(3)	N/A
Class S Return	(29.95)%	0.95%	1.64%(1)
Russell 2000® Index	(33.79)%	(0.93)%	0.95%(3)
(1)	Class I shares commenced operations on May 6, 2004. Class S shares commenced operations on May 1, 2002. Class S shares are not offered in this Prospectus. If they had been offered, Class I shares would have had substantially similar annual returns as Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Class I shares have different expenses.
(2)	JPMorgan has managed the Portfolio since May 1, 2002. On November 6, 2006, the Portfolio changed its name from ING JPMorgan Small Cap Equity Portfolio to ING JPMorgan Small Cap Core Equity Portfolio.
(3)	The index return for Class I shares is for the period beginning May 1, 2004. The index return for Class S shares is for the period beginning May 1, 2002.
21

Description of the Portfolios (continued)

ING JPMorgan Value Opportunities Portfolio

Sub-Adviser

J.P. Morgan Investment Management Inc. (“JPMorgan”)

Investment Objective

Long-term capital appreciation. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

Under normal circumstances, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of mid- and large-capitalization companies at the time of purchase. The Sub-Adviser considers issuers with market capitalizations between $2 billion and $5 billion to be mid-capitalization companies and those with market capitalizations above $5 billion to be large-capitalization companies. Market capitalization is the total market value of a company’s shares. The Sub-Adviser builds a portfolio that it believes has characteristics of undervalued securities.

Equity securities in which the Portfolio may invest include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

The Portfolio may invest any portion of its assets that is not in equity securities in high-quality money market instruments and repurchase agreements.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Portfolio may invest. The Portfolio may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Portfolio may use derivatives to hedge various investments and for risk management.

The Portfolio may invest in mortgage-related securities issued by government entities and private issuers.

The Portfolio may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended and the rules, regulations and exemptive orders thereunder.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

Pending Merger - On March 27, 2009, the Board approved a proposal to reorganize the Portfolio into ING RussellTM Large Cap Value Index Portfolio. If shareholder approval is obtained, it is expected that the reorganization will take place during the third quarter of 2009. Shareholders will be notified if the reorganization is not approved. After the reorganization you will hold shares of ING RussellTM Large Cap Value Index Portfolio. For more information regarding ING RussellTM Large Cap Value Index Portfolio, please contact a Shareholder Services representative at (800) 366-0066.

Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the Sub-Adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Convertible Securities Risk
Depositary Receipts Risk
Derivatives Risk
Equity Securities Risk
Foreign Investment Risk
Interest Rate Risk
Investment Style Risk
Liquidity Risk
Manager Risk
Market and Company Risk
Market Capitalization Risk
Mid-Capitalization Company Risk
Mortgage-Related Securities Risk
Other Investment Companies Risk
Price Volatility Risk
Securities Lending Risk
Value Investing Risk

22

Description of the Portfolios (continued)

Please see “Summary of Principal Risks” following the “Description of the Portfolios” section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information (“SAI”).

Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the changes in the Portfolio’s performance from year to year, and the table compares the Portfolio’s performance to the performance of a broad measure of market performance for the same period. The Portfolio’s past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s Class I shares’ performance from year to year.

Year-by-Year Total Returns(1)
(For the periods ended December 31 of each year)

Best and Worst Quarterly Returns during this Period:

Best:	4th Quarter	2006:	8.35%
Worst:	4th Quarter	2008:	(20.66)%
23

Description of the Portfolios (continued)

The following table provides some indication of the risks of investing in the Portfolio by comparing the Portfolio’s Class I shares’ performance to that of a broad measure of market performance – the Russell 1000® Value Index. The Russell 1000® Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The index does not reflect fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in the index.

Average Annual Total Returns(1) (For the periods ended December 31, 2008)
	1 Year	5 Years (or Life of Class)	10 Years
Class I Return	(39.34)%	(7.03)%(1)	N/A
Russell 1000® Value Index	(36.85)%	(4.66)%(2)	N/A
(1)	Class I shares commenced operations on May 4, 2005.
(2)	The index return is for the period beginning May 1, 2005.
^
24

Description of the Portfolios (continued)

ING Limited Maturity Bond Portfolio

Sub-Adviser

ING Investment Management Co. (“ING IM”)

Investment Objectives

Highest current income consistent with low risk to principal and liquidity. As a secondary objective, the Portfolio seeks to enhance its total return through capital appreciation when market factors, such as falling interest rates and rising bond prices, indicate that capital appreciation may be available without significant risk to principal. The Portfolio’s investment objectives are not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

The Portfolio seeks to achieve its investment objectives by investing under normal circumstances at least 80% of its net assets (plus borrowing for investment purposes) in a diversified portfolio of bonds that are primarily limited maturity debt securities. The Portfolio will provide shareholders with at least 60 days’ prior notice of any change in this investment policy. These short to intermediate-term debt securities have remaining maturities of seven years or less. The dollar-weighted average maturity of the Portfolio generally will not exceed five years and in periods of rising interest rates may be shortened to one year or less. Under normal market conditions, the Portfolio maintains significant exposure to government securities.

The Sub-Adviser utilizes the following decision making process to achieve the Portfolio’s objectives:

  Active Duration Management.  The average duration of the Portfolio is actively managed relative to the benchmark’s average duration. In rising interest rate environments, the average duration will tend to be equal to or less than the benchmark and in falling interest rate environments, the average duration will tend to be greater than the benchmark;
  Yield Curve Analysis.  The yield curve shape is assessed to identify the risk/reward trade-off of maturity decisions and market expectations of future interest rates;
  Sector Selection.  Sectors are overweighted or underweighted relative to the benchmark based on sector analysis and market opportunities. Sectors are broadly defined to include U.S. Treasury securities, U.S. government agency securities, corporate securities, mortgage-backed securities, asset-backed securities and money market securities. The Sub-Adviser may further evaluate groupings within sectors such as various industry groups within the corporate securities sector (e.g., finance, industrials, utilities, etc.); and
  Security Selection.  The Sub-Adviser emphasizes individual securities with positive credit fundamentals, liquidity and relative value within their respective sectors.

The Portfolio invests in non-government securities, issued by companies of all sizes, only if rated investment-grade by a Nationally Recognized Statistical Rating Organization (e.g., Baa3 or better by Moody’s Investors Service, Inc. (“Moody’s”) or BBB- or better by Standard & Poor’s Ratings Services (“S&P”) or BBB- or better by Fitch Ratings (“Fitch”) or, if not rated by Moody’s, S&P or Fitch, the Sub-Adviser determines at the time of purchase that they are of comparable quality. Money market securities must be rated in the two highest rating categories by Moody’s (P-1 or P-2), S&P (A-1+, A-1 or A-2) or Fitch (A-1+, A-1 or A-2), or determined, at the time of purchase, to be of comparable quality by the Sub-Adviser. For a description of bond ratings, please refer to the Statement of Additional Information (“SAI”).

The Portfolio may also invest in: preferred stocks; U.S. government securities, securities of foreign governments and supranational organizations; mortgage bonds; municipal bonds, notes and commercial paper; and debt securities of foreign issuers. The Portfolio may engage in dollar roll transactions and swap agreements, including credit default swaps. The Portfolio may use options and futures contracts involving securities, securities indices and interest rates. A portion of the Portfolio’s assets may be invested in mortgage-backed and asset-backed debt securities.

In addition, private placements of debt securities (which are often restricted securities) are eligible for purchase along with other illiquid securities, subject to appropriate limits.

The Portfolio may borrow up to 10% of the value of its net assets. This amount may be increased to 25% for temporary purposes.

The Portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

25

Description of the Portfolios (continued) The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective.

Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the Sub-Adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Asset-Backed Securities Risk
Borrowing Risk
Call Risk
Credit Risk
Credit Derivatives Risk
Debt Securities Risk
Derivatives Risk
Equity Securities Risk
Foreign Investment Risk
Income Risk
Interest Rate Risk
Leveraging Risk
Liquidity Risk
Manager Risk
Mortgage-Related Securities Risk
Other Investment Companies Risk
Portfolio Turnover Risk
Restricted and Illiquid Securities Risk
Sector Risk
Securities Lending Risk
Sovereign Debt Risk
U.S. Government Securities and Obligations Risk

Please see “Summary of Principal Risks” following the “Description of the Portfolios” section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information (“SAI”).

Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the changes in the Portfolio’s performance from year to year, and the table compares the Portfolio’s performance to the performance of a broad measure of market performance for the same period. The Portfolio’s past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

26

Description of the Portfolios (continued)

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s Class S shares’ (1999-2005) and Class I shares’ (2006-2008) performance from year to year.

Year-by-Year Total Returns(1)
(For the periods ended December 31 of each year)

Best and Worst Quarterly Returns during this Period:

Best:	3rd Quarter	2001:	4.19%
Worst:	3rd Quarter	2008:	(2.98)%

The following table provides some indication of the risks of investing in the Portfolio by comparing the Portfolio’s Class I shares’ and Class S shares’ performance to that of a broad measure of market performance – the Barclays Capital 1-3 Year U.S. Government/Credit Bond Index (formerly, the Lehman Brothers® 1-3 Year U.S. Government/Credit Bond Index). The Barclays Capital 1-3 Year U.S. Government/Credit Bond Index is an index of publicly issued investment-grade fixed-rate debt securities, including Treasuries, Agencies and credit securities with a maturity of one-to-three years. The index does not reflect fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in the index.

Average Annual Returns(1) (For the periods ended December 31, 2008)
	1 Year	5 Years (or Life of Class)	10 Years
Class I Return	0.06%	3.14%(1)	N/A
Barclays Capital 1-3 Year U.S. Government/Credit Bond Index	4.97%	4.77%(2)	N/A
Class S Return	(0.23)%	2.45%	3.97%
Barclays Capital 1-3 Year U.S. Government/Credit Bond Index	4.97%	3.81%	4.79%
(1)	Class I shares commenced operation on April 29, 2005. Class S shares are not offered in this Prospectus. If they had been offered, Class I shares would have had substantially similar annual returns as Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Class I shares have different expenses.
(2)	The index return for Class I shares is for the period beginning May 1, 2005.
27

Description of the Portfolios (continued)

ING Lord Abbett Affiliated Portfolio

Sub-Adviser

Lord, Abbett & Co. LLC (“Lord Abbett”)

Investment Objectives

Long-term growth of capital. Current income is a secondary objective. The Portfolio’s investment objectives are not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

Under normal market conditions, the Portfolio invests primarily in equity securities of large, seasoned, U.S. and multinational companies that the Sub-Adviser believes are undervalued. Value stocks are stocks of companies that the Sub-Adviser believes the market undervalues according to certain financial measurements of their intrinsic worth or business prospects. The Sub-Adviser defines a large company as one having a market capitalization, at the time of purchase, that falls within the market capitalization range of companies in the Russell 1000® Index. As of December 31, 2008, the market capitalization range of the Russell 1000® Index was $24 million to $421.7 billion. This range may vary daily.

Equity securities in which the Portfolio may invest include common stocks, preferred stocks, convertible securities, warrants, and similar instruments. In selecting investments for the Portfolio, the Sub-Adviser seeks to invest in securities of large, well-known companies selling at prices believed to be reasonable in relation to its assessment of their potential value. In selecting investments for the Portfolio, the Sub-Adviser looks for issuers that are “seasoned,” meaning that the Sub-Adviser views them as established companies whose securities have gained a reputation for quality among investors and are liquid in the market.

The Portfolio may invest up to 10% of its assets in foreign securities and also may invest in American Depositary Receipts and similar depositary receipts, which are not subject to the 10% limit on investment. The Portfolio may invest in convertible bonds and convertible preferred stock, and in derivatives and similar instruments. The Portfolio’s derivatives investments may include, but are not limited to, options, futures, forward contracts, swap agreements, warrants and rights. In addition, the Portfolio may buy and sell options on securities and securities indices for hedging or cross-hedging purposes or to seek to increase total return, and may sell covered call options on its portfolio securities in an attempt to increase income and to provide greater flexibility in the disposition of such securities.

The Portfolio may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended and the rules, regulations and exemptive orders thereunder.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the Sub-Adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Convertible Securities Risk
Depositary Receipts Risk
Derivatives Risk
Equity Securities Risk
Foreign Investment Risk
Liquidity Risk
Manager Risk
Market and Company Risk
Market Capitalization Risk
Market Trends Risk
Other Investment Companies Risk
Securities Lending Risk
Value Investing Risk

Please see “Summary of Principal Risks” following the “Description of the Portfolios” section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does
28

Description of the Portfolios (continued) not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information (“SAI”).

Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the changes in the Portfolio’s performance from year to year, and the table compares the Portfolio’s performance to the performance of a broad measure of market performance for the same period. The Portfolio’s past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s Class S shares’ (2001-2003) and Class I shares’ (2004-2008) performance from year to year.

Year-by-Year Total Returns(1)(2)
(For the periods ended December 31 of each year)

Best and Worst Quarterly Returns during this Period:

Best:	2nd Quarter	2003:	19.58%
Worst:	4th Quarter	2008:	(20.00)%
29

Description of the Portfolios (continued)

The following table provides some indication of the risks of investing in the Portfolio by comparing the Portfolio’s Class I shares’ and Class S shares’ performance to that of a broad measure of market performance – the Russell 1000® Value Index. The Russell 1000® Value Index is an unmanaged index that measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values. The index does not reflect fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in the index.

Average Annual Total Returns(1)(2) (For the periods ended December 31, 2008)
	1 Year	5 Year	10 Years (or Life of Class)
Class I Return	(36.39)%	(1.81)%	0.86%(1)
Russell 1000® Value Index	(36.85)%	(0.79)%	2.08%(3)
Class S Return	(36.58)%	(2.07)%	(0.07)%(1)
Russell 1000® Value Index	(36.85)%	(0.79)%	1.10%(3)
(1)	Class I shares commenced operations on June 24, 2003. Class S shares commenced operations on February 1, 2000. Class S shares are not offered in this Prospectus. If they had been offered, Class I shares would have had substantially similar annual returns as Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Class I shares have different expenses.
(2)	Lord Abbett has managed the Portfolio since December 1, 2005. Prior to December 1, 2005, the Portfolio was managed by Salomon Brothers Asset Management Inc., and had a different investment objective and principal investment strategies. Performance prior to December 1, 2005 is attributable to Salomon Brothers Asset Management Inc.
(3)	The index return for Class I shares is for the period beginning July 1, 2003. The index return for Class S shares is for the period beginning February 1, 2000.
30

Description of the Portfolios (continued)

ING PIMCO High Yield Portfolio

Sub-Adviser

Pacific Investment Management Company LLC (“PIMCO”)

Investment Objective

Maximum total return, consistent with the preservation of capital and prudent investment management. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets (plus borrowings for investment purposes) in a diversified portfolio of high-yield securities (“junk bonds”) which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements rated below investment-grade but rated at least CCC/Caa by Moody’s Investors Service, Inc., Standard and Poor’s Ratings Services, or Fitch Ratings, or if unrated, determined by the Sub-Adviser to be of comparable quality, subject to a maximum of 5% of total assets in CCC/Caa securities, determined at the time of investment. The Portfolio will provide shareholders with at least 60 days’ prior notice of any change in this investment policy.

The remainder of the Portfolio’s assets may be invested in investment-grade fixed-income instruments. The average portfolio duration of the Portfolio normally varies within two years (plus or minus) of the duration of the Merrill Lynch U.S. High Yield BB-B Rated Constrained Index, which as of December 31, 2008 was 4.14 years. The Portfolio may invest up to 20% of its total assets in non-U.S. dollar-denominated securities and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio also may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. The Portfolio may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the Portfolio’s total assets.

The fixed-income instruments in which the Portfolio may invest include: securities issued or guaranteed by the U.S. government, its agencies or government-sponsored enterprises; corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper; mortgage-backed and other asset-backed securities; inflation-indexed bonds issued by both governments and corporations; structured notes, including hybrid or “indexed” securities and event-linked bonds; loan participations and assignments; delayed funding loans and revolving credit facilities; bank certificates of deposit, fixed-time deposits and bankers’ acceptances; repurchase agreements on fixed-income instruments and reverse repurchase agreements on fixed-income instruments; debt securities issued by state or local governments and their agencies, authorities and other government-sponsored enterprises; obligations of non-U.S. governments or their subdivisions, agencies, and government-sponsored enterprises; obligations of international agencies or supranational entities. The Portfolio may invest in derivatives based on fixed-income instruments, such as forwards, options, futures contracts or swaps agreements. The Portfolio may engage in short sales and may invest up to 10% of its total assets in preferred stocks.

The Portfolio may invest all of its assets in derivative instruments such as options, futures contracts or swap agreements or in mortgage- or asset-backed securities. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as “buy backs” or “dollar rolls”). The “total return” sought by the Portfolio consists of income earned on the Portfolio’s investments, plus capital improvements, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

The Portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted by the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective.

31

Description of the Portfolios (continued) Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the Sub-Adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Borrowing Risk
Call Risk
Convertible Securities Risk
Credit Derivatives Risk
Credit Risk
Currency Risk
Debt Securities Risk
Derivatives Risk
Emerging Markets Risk
Equity Securities Risk
Foreign Investment Risk
High-Yield, Lower-Grade Debt Securities Risk
Income Risk
Interest Rate Risk
Leveraging Risk
Liquidity Risk
Manager Risk
Market and Company Risk
Maturity Risk
Mortgage-Related Securities Risk
Other Investment Companies Risk
Portfolio Turnover Risk
Securities Lending Risk
Short Sales Risk
Sovereign Debt Risk
U.S. Government Securities and Obligations Risk
When Issued and Delayed Delivery Securities and Commitments Risk

Please see “Summary of Principal Risks” following the “Description of the Portfolios” section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information (“SAI”).

Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the changes in the Portfolio’s performance from year to year, and the table compares the Portfolio’s performance to the performance of two broad measures of market performance for the same period. The Portfolio’s past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

32

Description of the Portfolios (continued)

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s Class S shares’ (2005) and Class I shares’ (2006-2008) performance from year to year.

Year-by-Year Total Returns(1)
(For the periods ended December 31 of each year)

Best and Worst Quarterly Returns during this Period:

Best:	4th Quarter	2006:	3.67%
Worst:	3rd Quarter	2008:	(11.18)%

The following table provides some indication of the risks of investing in the Portfolio by comparing the Portfolio’s Class I shares’ and Class S shares’ performance to those of two broad measures of market performance – the Merrill Lynch U.S. High Yield, BB-B Rated 2%, Constrained Index (“Merrill Lynch U.S. High Yield Constrained Index”) and the Merrill Lynch U.S. High Yield BB-B Rated Index (“Merrill Lynch U.S. High Yield Rated Index”). The Merrill Lynch U.S. High Yield Constrained Index tracks the performance of BB- B rated U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Qualifying bonds are capitalization-weighted provided the total allocation to an individual issuer (defined by Bloomberg) does not exceed 2%. The Merrill Lynch U.S. High Yield Rated Index is an unmanaged index of bonds rated BB and B by Moody’s or Standard & Poor’s. The Merrill Lynch U.S. High Yield Rated Index is included to provide additional comparison information. The indices do not reflect fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in the indices.

Average Annual Total Returns(1) (For the periods ended December 31, 2008)
	1 Year	5 Years (or Life of Class)	10 Years
Class I Return	(22.37)%	(1.92)%(1)	N/A
Merrill Lynch U.S. High Yield Constrained Index	(23.31)%	(2.51)%(2)	N/A
Merrill Lynch U.S. High Yield Rated Index	(23.71)%	(2.45)%(2)	N/A
Class S Return	(22.53)%	(0.18)%(1)	N/A
Merrill Lynch U.S. High Yield Constrained Index	(23.31)%	(0.69)%(2)	N/A
Merrill Lynch U.S. High Yield Rated Index	(23.71)%	(0.65)%(2)	N/A
(1)	Class I shares commenced operation on April 29, 2005. Class S shares commenced operations on May 3, 2004. Class S shares are not offered in this Prospectus. If they had been offered, Class I shares would have had substantially similar annual returns as Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Class I shares have different expenses.
(2)	The index returns for Class I shares is for the period beginning May 1, 2005. The index returns for Class S shares is for the period beginning May 1, 2004.
33

Description of the Portfolios (continued)

ING Pioneer Equity Income Portfolio

Sub-Adviser

Pioneer Investment Management, Inc. (“Pioneer”)

Investment Objective

Current income and long-term growth of capital from a portfolio consisting primarily of equity securities of U.S. corporations that are expected to produce income. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

Normally, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of U.S. issuers that are expected to produce income. The Portfolio will provide shareholders with at least 60 days’ prior notice of any change in this investment policy. The income-producing equity securities in which the Portfolio may invest include common stocks, preferred stocks, equity-based exchange-traded funds and equity interests in real estate investment trusts. The Sub-Adviser may invest up to 20% of its total assets in equity and debt securities of non-U.S. corporate issuers and debt securities of non-U.S. government issuers. The Portfolio will not invest more than 5% of its total assets in the securities of emerging market issuers. The remainder of the assets may be invested in debt securities, most of which are expected to be convertible into common stocks.

Generally, the Portfolio acquires debt securities that are investment-grade, but the Portfolio may invest up to 10% of its net assets in below investment-grade debt securities, including convertible debt securities.

The Sub-Adviser uses a value approach to select the Portfolio’s investments. Using this investment style, the Sub-Adviser seeks securities selling at substantial discounts to their underlying values and then holds these securities until the market values reflect their intrinsic values. The Sub-Adviser evaluates a security’s potential value, including the attractiveness of its market valuation, based on the company’s assets and prospects for earnings growth. The Sub-Adviser also considers a security’s potential to provide a reasonable amount of income. In making these assessments, the Sub-Adviser employs due diligence and fundamental research, an evaluation of the issuer based on its financial statements and operations, employing a bottom-up analytic style. The Sub-Adviser relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research. The Sub-Adviser focuses on the quality and price of individual issuers, not on economic sector or market-timing strategies. Factors the Sub-Adviser looks for in selecting investments include:

  favorable expected returns relative to perceived risk;
  management with demonstrated ability and commitment to the company;
  low market valuations relative to earnings forecast, book value, cash flow and sales; and
  good prospects for dividend growth.

The Portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted by the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may lend the portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the Sub-Adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Convertible Securities Risk
Credit Risk
Debt Securities Risk
Emerging Markets Risk
Equity Securities Risk
Foreign Securities Risk
34

Description of the Portfolios (continued) High-Yield, Lower Grade Debt Securities Risk
Interest Rate Risk
Liquidity Risk
Manager Risk
Market and Company Risk
Market Capitalization Risk
Market Trends Risk
Other Investment Companies Risk
Real Estate Investment Trusts Risk
Securities Lending Risk
Value Investing Risk

Please see “Summary of Principal Risks” following the “Description of the Portfolios” section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information (“SAI”).

Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the Portfolio’s performance for the first full calendar year of operations, and the table compares the Portfolio’s performance to the performance of a broad measure of market performance for the same period. The Portfolio’s past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

In addition, performance of a similarly managed fund is presented in the section of this Prospectus entitled “Performance of a Similarly Managed Mutual Fund.”

The bar chart below provides some indication of the risks of investing in the Portfolio by showing the Portfolio’s Class I shares’ performance for the first full calendar year of operations.

Year-by-Year Total Return(1)
(For the period ended December 31)

Best and Worst Quarterly Returns during this Period:

Best:	2nd Quarter	2008:	(1.27)%
Worst:	4th Quarter	2008:	(20.81)%
35

Description of the Portfolios (continued)

The following table provides some indication of the risks of investing in the Portfolio by comparing the Portfolio’s Class I shares’ performance to that of a broad measure of market performance – the Russell 1000® Value Index. The Russell 1000® Value Index is an unmanaged index that measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values. It includes the reinvestment of dividends net of witholding taxes, but does not reflect fees, brokerage commissions, or other expenses of investing. It is not possible to invest directly in the index.

Average Annual Total Returns(1) (For the periods ended December 31, 2008)
	1 Year	5 Years (or Life of Class)	10 Years
Class I Return	(30.12)%	(23.03)%(1)	N/A
Russell 1000® Value Index	(36.85)%	(26.36)%(2)	N/A
(1)	Class I shares commenced operations on May 11, 2007.
(2)	The index return is for the period beginning May 1, 2007.
36

Description of the Portfolios (continued)

ING Pioneer Fund Portfolio

Sub-Adviser

Pioneer Investment Management, Inc. (“Pioneer”)

Investment Objective

Reasonable income and capital growth. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

The Portfolio invests in a broad list of carefully selected securities believed to be reasonably priced, rather than in securities whose prices reflect a premium resulting from their current market popularity. The Portfolio invests the major portion of its assets in equity securities, primarily of U.S. issuers. For purposes of the Portfolio’s investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as exchange-traded funds that invest primarily in equity securities, equity interests in real estate investment trust (“REITs”), depositary receipts, warrants, rights and preferred stocks. The Portfolio may invest up to 20% in REITs.

The Portfolio may also invest up to 20% of its total assets in foreign issuers.

The Portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted by the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

The Sub-Adviser uses a value approach to select the Portfolio’s investments. Using this investment style, the Portfolio seeks securities believed by the Sub-Adviser to be selling at reasonable prices or substantial discounts to their underlying values and then holds these securities until the market values reflect their intrinsic values. The Sub-Adviser evaluates a security’s potential value, including the attractiveness of its market valuation, based on the company’s assets and prospects for earnings growth. In making that assessment, the Sub-Adviser employs due diligence and fundamental research as well as an evaluation of the issuer based on its financial statements and operations. The Sub-Adviser also considers a security’s potential to provide a reasonable amount of income. The Sub-Adviser relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research. The Sub-Adviser focuses on the quality and price of individual issuers, not on economic sector or market-timing strategies. Factors the Sub-Adviser looks for in selecting investments include:

  favorable expected returns relative to perceived risk;
  above average potential for earnings and revenue growth;
  low market valuations relative to earnings forecast, book value, cash flow and sales; and
  a sustainable competitive advantage, such as a brand name, customer base, proprietary technology or economies of scale.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the Sub-Adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Convertible Securities Risk
Depositary Receipts Risk
Derivatives Risk
Equity Securities Risk
Foreign Investment Risk
Liquidity Risk
Manager Risk
Market and Company Risk
Other Investment Companies Risk
Real Estate Investment Trusts Risk
Securities Lending Risk
Value Investing Risk

37

Description of the Portfolios (continued)

Please see “Summary of Principal Risks” following the “Description of the Portfolios” section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information (“SAI”).

Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the changes in the Portfolio’s performance from year to year, and the table compares the Portfolio’s performance to the performance of a broad measure of market performance for the same period. The Portfolio’s past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s Class I shares’ performance from year to year.

Year-by-Year Total Returns(1)
(For the periods ended December 31 of each year)

Best and Worst Quarterly Returns during this Period:

Best:	2nd Quarter	2007:	6.32%
Worst:	4th Quarter	2008:	(22.29)%
38

Description of the Portfolios (continued)

The following table provides some indication of the risks of investing in the Portfolio by comparing the Portfolio’s Class I shares’ performance to that of a broad measure of market performance – the Standard & Poor’s 500® Composite Stock Price (“S&P 500®”) Index. The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States. The index does not reflect fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in the index.

Average Annual Total Returns(1) (For the periods ended December 31, 2008)
	1 Year	5 Years (or Life of Class)	10 Years
Class I Return	(34.53)%	(3.12)%(1)	N/A
S&P 500® Index	(37.00)%	(4.61)%(2)	N/A
(1)	Class I shares commenced operations on April 29, 2005.
(2)	The index returns are for the period beginning May 1, 2005.
39

Description of the Portfolios (continued)

ING Stock Index Portfolio

Sub-Adviser

ING Investment Management Co. (“ING IM”)

Investment Objective

Total return. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

The Portfolio normally invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies included in the Standard & Poor’s 500® Composite Stock Price (“S&P 500®”) Index or equity securities of companies that are representative of the S&P 500® Index (including derivatives). The Portfolio will provide shareholders with at least 60 days’ prior notice of any change in this investment policy.

The Portfolio invests principally in common stock and employs a “passive management” approach designed to track the performance of the S&P 500® Index, which is denominated by stocks of large U.S. companies. The Portfolio usually attempts to replicate the target index by investing all, or substantially all, of its assets in stocks that make up the S&P 500® Index. The replication method implies that the Portfolio holds each security found in its target index in approximately the same proportion as represented in the index itself.

Under certain circumstances, the Portfolio may not hold all of the same securities as the S&P 500® Index. The Portfolio may also invest in stock index futures and other derivatives as a substitute for the sale or purchase of securities in the S&P 500® Index and to provide equity exposure to the Portfolio’s cash position. Although the Portfolio attempts to track, as closely as possible, the performance of the S&P 500® Index, the Portfolio does not always perform exactly like its target index. Unlike the S&P 500® Index, the Portfolio has operating expenses, and transaction costs and therefore, has a slight performance disadvantage over the S&P 500® Index.

In the event that the Portfolio’s market value is $50 million or less, in order to replicate investment in stocks listed on the S&P 500® Index, the Sub-Adviser may invest the entire amount of the Portfolio’s assets in S&P 500® Index futures, in exchange-traded funds (“ETFs”), or in a combination of S&P 500® Index futures and ETFs, subject to any limitation on the Portfolio’s investments in such securities. ETFs are passively managed investment companies traded on a securities exchange whose goal is to track or replicate a desired index.

The Portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive thereunder.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the Sub-Adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Derivatives Risk
Equity Securities Risk
Index Strategy Risk
Liquidity Risk
Market and Company Risk
Market Capitalization Risk
Mid-Capitalization Company Risk
Other Investment Companies Risk
Securities Lending Risk

Please see “Summary of Principal Risks” following the “Description of the Portfolios” section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does
40

Description of the Portfolios (continued) not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information (“SAI”).

Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the changes in the Portfolio’s performance from year to year, and the table compares the Portfolio’s performance to the performance of a broad measure of market performance for the same period. The Portfolio’s past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s Class I shares’ performance from year to year.

Year-by-Year Total Returns(1)
(For the periods ended December 31 of each year)

Best and Worst Quarterly Returns during this Period:

Best:	4th Quarter	2006:	6.64%
Worst:	4th Quarter	2008:	(21.89)%
41

Description of the Portfolios (continued)

The following table provides some indication of the risks of investing in the Portfolio by comparing the Portfolio’s Class I shares’ performance to that of a broad measure of market performance – the S&P 500® Index. The S&P 500® is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States. The index does not reflect fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in the index.

Average Annual Total Returns(1) (For the periods ended December 31, 2008)
	1 Year	5 Years (or Life of Class)	10 Years
Class I shares	(37.12)%	(2.61)%(1)	N/A
S&P 500® Index	(37.00)%	(2.36)%(2)	N/A
(1)	Class I shares commenced operations on May 3, 2004.
(2)	The index return is for the period beginning May 1, 2004.
42

Description of the Portfolios (continued)

ING Wells Fargo Small Cap Disciplined Portfolio

Sub-Adviser

Wells Capital Management, Inc. (“Wells Capital Management”)

Investment Objective

Long-term capital appreciation. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

The Portfolio normally invests at least 80% of its net assets (plus borrowings for investment purposes) in the securities of small-capitalization companies that the Sub-Adviser believes will present attractive opportunities but have not been widely recognized by investment analysts or the financial press. The Portfolio will provide shareholders with at least 60 days’ prior written notice of any change in this investment policy. The Sub-Adviser defines small-capitalization companies as companies whose market capitalization is substantially similar to that of companies in the Russell 2500TM Index at the time of purchase. The range of the Russell 2500TM Index was $7 million to $6.8 billion, as of December 31, 2008. The market capitalization of companies in the index changes with market conditions and the composition of the index. The Portfolio may invest in any sector, and at times, the Sub-Adviser may emphasize one or more particular sectors. The Portfolio may invest up to 25% of its total assets in foreign securities.

The Portfolio may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended and the rules, regulations and exemptive orders thereunder.

The Sub-Adviser seeks to take advantage of the market’s attention on short-term prospects by focusing on indicators of a company’s long-term success, such as balance sheets and underlying assets.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the Sub-Adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Equity Securities Risk
Foreign Investment Risk
Liquidity Risk
Manager Risk
Market and Company Risk
Market Capitalization Risk
Other Investment Companies
Sector Risk
Securities Lending Risk
Small-Capitalization Company Risk
Value Investing Risk

Please see “Summary of Principal Risks” following the “Description of the Portfolios” section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information (“SAI”).

Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the changes in the Portfolio’s performance from year to year, and the table compares the Portfolio’s performance to the performance of two broad measures of market performance for the same period. The Portfolio’s past performance is no guarantee of future results.

43

Description of the Portfolios (continued) The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s Class I shares’ performance from year to year.

Year-by-Year Total Returns(1)
(For the periods ended December 31 of each year)

Best and Worst Quarterly Returns during this Period:

Best:	1st Quarter	2006:	13.77%
Worst:	4th Quarter	2008:	(25.53)%

The following table provides some indication of the risks of investing in the Portfolio by comparing the Portfolio’s Class I shares’ performance to those of two broad measures of market performance – the Russell 2000® Value Index and the Russell 2000® Index. The Russell 2000® Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which contains the 3,000 largest U.S. companies, based on total market capitalization. The Russell 2000® Index is included to provide additional comparison information. The indices do not reflect fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in the indices.

Average Annual Total Returns(1) (For the periods ended December 31, 2008)
	1 Year	5 Years (or Life of Class)	10 Years
Class I Return	(32.58)%	(8.51)%(1)	N/A
Russell 2000® Value Index	(28.92)%	(7.52)%(2)	N/A
Russell 2000® Index	(33.79)%	(8.21)%(2)	N/A
(1)	Class I shares commenced operations on November 30, 2005.
(2)	The index returns are for the period beginning December 1, 2005.
44

Portfolio Fees and Expenses

The table that follows shows the estimated operating expenses paid each year by the Class I shares of the Portfolios. These estimated expenses are based on the expenses paid by the Portfolios in the fiscal year ended December 31, 2008. Actual expenses paid by the Portfolios may vary from year to year.

Your Variable Contract or Qualified Plan is a contract between you and the issuing life insurance company or plan provider. The Trust and the Portfolios are not parties to your Variable Contract or Qualified Plan, but are merely investment options made available to you by your insurance company or plan provider under your Variable Contract or Qualified Plan. The fees and expenses of the Portfolios are not fixed or specified under the terms of your Variable Contract or Qualified Plan. The table does not reflect fees or expenses that are, or may be, imposed under your Variable Contract or Qualified Plan. For information on these charges, please refer to the applicable Variable Contract prospectus, prospectus summary or disclosure statement. If you hold shares of a Portfolio that were purchased through an investment in a Qualified Plan, you should consult the plan administrator for information regarding additional expenses that may be assessed in connection with your plan.

Shareholder Transaction Expenses (fees you pay directly from your investment). Not Applicable.

Class I Shares
Annual Portfolio Operating Expenses(1)
(as a percentage of average daily net assets)

Portfolio	Management Fee	Distribution(12b-1) Fee	Other Expenses	Acquired Fund Fees and Expenses(2)	Total Operating Expenses	Waivers Reimbursements and Recoupments(3)	Net Operating Expenses
ING BlackRock Large Cap Value(4)	0.80%	—	0.00%	0.00%(5)	0.80%	(0.06)%(6)	0.74%
ING Clarion Real Estate(4)	0.64%	—	0.01%	0.00%(5)	0.65%	(0.01)%(6)	0.64%
ING Growth and Income II(4)	0.74%	—	0.00%	N/A	0.74%	—	0.74%(7)
ING Index Plus International Equity	0.45%	—	0.31%(8)	0.00%(5)	0.76%(9)	(0.16)%	0.60%
ING International Growth Opportunities(4)	1.00%	—	0.05%	0.00%(5)	1.05%	—	1.05%
ING JPMorgan Small Cap Core Equity(4)	0.88%	—	0.00%	N/A	0.88%	—	0.88%
ING JPMorgan Value Opportunities	0.40%	—	0.15%(8)	0.00%(5)	0.55%	(0.02)%	0.53%
ING Limited Maturity Bond (4)	0.26%	—	0.01%	0.00%(5)	0.27%	—	0.27%
ING Lord Abbett Affiliated(4)	0.75%	—	0.00%	0.00%(5)	0.75%	—	0.75%
ING PIMCO High Yield(4)	0.49%	—	0.00%	N/A	0.49%	—	0.49%
ING Pioneer Equity Income	0.65%	—	0.16%(8)	0.00%(5)	0.81%	(0.12)%	0.69%
ING Pioneer Fund(4)	0.72%	—	0.01%	0.00%(5)	0.73%	—	0.73%(7)
ING Stock Index(4)	0.26%	—	0.00%	0.00%(5)	0.26%	—	0.26%
ING Wells Fargo Small Cap Disciplined	0.77%	—	0.16%(8)	0.00%(5)	0.93%	—	0.93%
(1)	This table shows the estimated operating expenses for Class I shares of each Portfolio as a ratio of expenses to average daily net assets. For all operating Portfolios, estimated operating expenses are based on each Portfolio’s actual operating expenses for Class I shares for its most recently completed fiscal year as adjusted for contractual changes, if any, and fee waivers to which DSL or ING Investments, as investment advisers to their respective Portfolios, have agreed for each Portfolio for the current fiscal year.
(2)	The Acquired Fund Fees and Expenses are not fees or expenses incurred by the Portfolios directly. These fees and expenses include each Portfolio’s pro rata share of the cumulative expenses charged by the Acquired Funds in which the Portfolios invest. The fees and expenses will vary based on the Portfolio’s allocation of assets to, and the annualized net expenses of, the particular Acquired Funds. The impact of these fees and expenses is shown in Net Operating Expenses.
(3)	DSL and ING Investments have entered into written expense limitation agreements with certain of their respective Portfolios, under which they will limit expenses of the Portfolios, excluding interest, taxes, brokerage commissions, extraordinary expenses and Acquired Fund Fees and Expenses, if applicable, subject to possible recoupment by DSL or ING Investments, as applicable, within three years. The amount of these Portfolios’ expenses waived, reimbursed or recouped during the last fiscal year is shown under the heading Waivers, Reimbursements and Recoupments. The expense limitation agreements will continue through at least May 1, 2010, except for ING Index Plus International Equity Portfolio which will continue through May 1, 2011. The expense limitation agreements are contractual and shall renew automatically for one-year terms unless DSL or ING Investments provide written notice of the termination of the expense limitation agreements at least 90 days prior to the end of the then current terms or upon termination of the respective Management Agreements. In addition, the expense limitation agreements may be terminated by the Trust upon at least 90 days’ written notice to the Portfolios’ Advisers, DSL or ING Investments. Pursuant to a side agreement effective December 1, 2008, DSL has effected an expense limit for ING Growth and Income Portfolio II, lowering the total operating expense for Class I shares to 0.60%. This waiver will be effective until the earlier of either: (i) the merger of the Portfolio with and into ING VP Growth and Income Portfolio, a series of ING Variable Funds; or (ii) such date as all votes with respect to the merger has been cast and the
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Portfolio Fees and Expenses (continued)
merger has not been affirmatively approved. There is no guarantee that this side agreement will continue after that date. These side agreements will only renew if DSL elects to renew them. For more information regarding the expense limitation agreements or side agreements for these Portfolios, please see the Statement of Additional Information.
(4)	The Management Agreement between the Trust and one of its Advisers, DSL, provides for a “bundled fee” arrangement, under which DSL provides, in addition to advisory services, administrative services and other services necessary for the ordinary operation of the Portfolios (except for ING Index Plus International Equity, ING JPMorgan Value Opportunities, ING Pioneer Equity Income and ING Wells Fargo Small Cap Disciplined Portfolios) and pays for the services and information necessary to the proper conduct of the Portfolios’ business, including custodial, administrative, transfer agency, portfolio accounting, auditing, and ordinary legal services, in return for the single management fee. Therefore, the ordinary operating expenses borne by the Portfolios are normally expected to include such expenses as the cost of the Trustees who are not “interested persons” of DSL, including the cost of the Trustees and Officers Errors and Omissions Liability Insurance coverage, any taxes paid by the Portfolios, interest expenses from any borrowing, and similar expenses, and are normally expected to be low compared to mutual funds with more conventional expense structures. The Portfolios would also bear any extraordinary expenses.
(5)	Amount represents less than 0.01% and is included in Other Expenses.
(6)	DSL has contractually agreed to waive a portion of the advisory fee for ING BlackRock Large Cap Value Portfolio and ING Clarion Real Estate Portfolio. Based upon average net assets as of December 31, 2008, the advisory fee waiver for the Portfolio would equal (0.06)%. The advisory fee waiver will continue through at least May 1, 2010. The advisory fee waiver for ING Clarion Real Estate Portfolio is effective May 1, 2009 and will continue through at least May 1, 2010. There is no guarantee that these waivers will continue after this date. These agreements will only renew if DSL elects to renew them.
(7)	A portion of the brokerage commissions that ING Growth and Income II and ING Pioneer Fund Portfolios pay is used to reduce each Portfolio’s expenses. Including these reductions, the total Net Operating Expenses for each Portfolio for the year ended December 31, 2008 would have been 0.70% and 0.72%, respectively. This arrangement may be discontinued at any time.
(8)	Pursuant to its administration agreement with the Trust, ING Funds Services, LLC may receive an annual administration fee equal to 0.10% of ING Index Plus International Equity, ING JPMorgan Value Opportunities, ING Pioneer Equity Income and ING Wells Fargo Small Cap Disciplined Portfolios’ average daily net assets, which is reflected in Other Expenses.
(9)	Includes 0.05% of interest/overdraft expenses.
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Portfolio Fees and Expenses (continued)

Examples.  The Examples are intended to help you compare the cost of investing in Class I shares of the Portfolios with the cost of investing in other mutual funds. The Examples do not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. If such expenses were reflected, the expenses and charges indicated would be higher. Although your actual cost may be higher or lower, the Examples show what your costs would be based on these assumptions. Keep in mind that this is an estimate. Actual expenses and performance may vary. The Examples assume that you invest $10,000 in the Class I shares of each Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Class I shares’ operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Portfolio	1 Year	3 Years	5 Years	10 Years
ING BlackRock Large Cap Value(1)	$76	$249	$438	$984
ING Clarion Real Estate(1)	$65	$207	$361	$809
ING Growth and Income II	$76	$237	$411	$918
ING Index Plus International Equity(2)	$61	$199	$368	$856
ING International Growth Opportunities	$107	$334	$579	$1,283
ING JPMorgan Small Cap Core Equity	$90	$281	$488	$1,084
ING JPMorgan Value Opportunities(1)	$54	$174	$305	$687
ING Limited Maturity Bond	$28	$87	$152	$343
ING Lord Abbett Affiliated	$77	$240	$417	$930
ING PIMCO High Yield	$50	$157	$274	$616
ING Pioneer Equity Income(1)	$70	$247	$438	$991
ING Pioneer Fund	$75	$233	$406	$906
ING Stock Index	$27	$84	$146	$331
ING Wells Fargo Small Cap Disciplined	$95	$296	$515	$1,143
(1)	The Example numbers reflect the contractual expense limitation agreements/waivers for the one-year period and the first year of the three-, five-, and ten-year periods.
(2)	The Example numbers reflect the contractual expense limitation agreement/waiver for the one-year period and the first two years of the three-, five-, and ten-year periods.
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Summary of Principal Risks

The value of your investment in a Portfolio changes with the values of that Portfolio’s investments. Many factors can affect those values. The factors that are most likely to have a material effect on a particular Portfolio’s investment portfolio as a whole are called “principal risks.” The principal risks of each Portfolio are identified in the “Description of the Portfolios” section and are described below. Each Portfolio may be subject to additional principal risks and risks other than those described below because the types of investments made by a Portfolio can change over time.

Asset-Backed Securities Risk.  The principal on asset-backed securities, like mortgage-related securities, may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and commercial mortgage-backed securities generally experience less prepayment than residential mortgage-related securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by a portfolio will generally be at lower rates of return than the return on the assets which were prepaid. Certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection. A portfolio’s investments in commercial mortgage-backed securities with several classes may be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit and prepayment risks. Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

Borrowing Risk.  A portfolio may borrow for temporary emergency purposes, including to meet redemptions. Borrowing may exaggerate changes in the net asset value of a portfolio’s shares and in the portfolio’s return. Borrowing will cost the portfolio interest expense and other fees. The cost of borrowing may reduce the portfolio’s return.

Call Risk.  During periods of falling interest rates, a bond issuer may “call,” or repay, its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, a portfolio would experience a decline in income.

Convertible Securities Risk.  The value of convertible securities may fall when interest rates rise and increase when interest rates fall. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates. A portfolio could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

Credit Derivatives Risk.  A portfolio may enter into credit default swaps, both directly and indirectly in the form of a swap embedded within a structured note, to protect against the risk that a security will default. A portfolio pays a fee to enter into the trade and receives a fixed payment during the life of the swap. If there is a credit event, a portfolio either delivers the defaulted bond (if the portfolio has taken the short position in the credit default swap) or pays the par amount of the defaulted bond (if the portfolio has taken the long position in the credit default swap note). Risks of credit default swaps include the cost of paying for credit protection if there are no credit events.

Credit Risk.  A portfolio could lose money if a bond issuer (debtor) fails to repay interest and principal in a timely manner or if it goes bankrupt. This is especially true during periods of economic uncertainty or economic downturns. High-yield/high-risk bonds are especially subject to credit risk and are considered to be mostly speculative in nature.

Currency Risk.  A portfolio that invests directly in foreign currencies or in securities denominated in or that trade in foreign (non-U.S.) currencies is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls, or other political or economic developments in the United States or abroad. As a result, a portfolio’s investments in foreign currency-denominated securities may reduce the value of a portfolio’s assets.

Debt Securities Risk.  The value of debt securities may fall when interest rates rise. Debt securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter maturities. In addition, debt securities, such as bonds, involve credit risk as described above. These securities
48

Summary of Principal Risks (continued) are also subject to interest rate risk. This is the risk that the value of the security may fall when interest rates rise. In general, the market price of debt securities with longer maturities tends to be more volatile in response to changes in interest rates than the market price of shorter-term securities.

Depositary Receipts Risk.  Investments in depositary receipts involve risks similar to those accompanying direct investments in foreign securities. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.

Derivatives Risk.  A portfolio may use futures, options, swaps and other derivative instruments to hedge or protect the portfolio from adverse movements in underlying securities prices and interest rates or as an investment strategy to help attain the portfolio’s investment objective. A portfolio may also use a variety of currency hedging techniques, including foreign currency contracts, to attempt to hedge exchange rate risk or to gain exposure to a particular currency. A portfolio’s use of derivatives could reduce returns, may not be liquid and may not correlate precisely to the underlying securities or index. Derivative securities are subject to market risk, which could be significant for those derivatives that have a leveraging effect that could increase the volatility of the portfolio and may reduce returns for the portfolio. Derivatives are also subject to credit risks related to the counterparty’s ability to perform, and any deterioration in the counterparty’s creditworthiness could adversely affect the instrument. A risk of using derivatives is that the sub-adviser might imperfectly judge the market’s direction, which could render a hedging strategy ineffective or have an adverse effect on the value of the derivative.

Diversification Risk.  A portfolio may be classified as a non-diversified investment company under the Investment Company Act of 1940, as amended (“1940 Act”), which means that the portfolio is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer. Declines in the value of that single company can significantly impact the value of the portfolio. The investment of a large percentage of a portfolio’s assets in the securities of a small number of issuers causes greater exposure to each of those issuers than for a more diversified fund, and may cause the portfolio’s share price to fluctuate more than that of a diversified investment company.

Emerging Markets Risk.  Emerging market countries are generally defined as countries in the initial stage of their industrialization cycles with low per capita income. Investment in emerging market countries presents risks in a greater degree than, and in addition to, those presented by investment in foreign issuers in general as these countries may be less politically and economically stable than other countries. A number of emerging market countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar from time to time, and devaluation may occur after investments in those currencies by a portfolio. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

It may be more difficult to buy and sell securities in emerging market countries as many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in emerging market countries that a future economic or political crisis could lead to: price controls; forced mergers of companies; expropriation or confiscatory taxation; seizure; nationalization; foreign exchange controls that restrict the transfer of currency from a given country; or creation of government monopolies.

Equity Securities Risk.  Equity securities include common, preferred and convertible preferred stocks and securities with values that are tied to the price of the stocks, such as rights, warrants and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of an investment in equities. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. The value of equity securities purchased by a portfolio could decline if the financial condition of the companies decline or if overall market economic conditions deteriorate. Even investment in high quality or “blue chip” equity securities or securities of established companies with large market capitalization (which generally have strong financial characteristics) can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be able to react less quickly to change in the marketplace.

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Summary of Principal Risks (continued) Foreign Investment Risk.  Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates; unstable political, social, and economic conditions; possible security illiquidity: a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositaries than those in the United States; less standardization of accounting standards and market regulations in certain foreign countries; foreign taxation issues; and varying foreign controls on investments. Foreign investments may also be affected by administrative difficulties, such as delays in clearing and settling transactions. In addition, securities of foreign companies may be denominated in foreign currencies and the costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts are subject to risks of foreign investments, and they may not always track the price of the underlying foreign security. These factors may make foreign investments more volatile and potentially less liquid than U.S. investments.

Growth Investing Risk.  Growth-oriented stocks typically sell at relatively high valuations as compared to other types of securities. Securities of growth companies may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth potential. Further, securities of growth companies may be more volatile since such companies usually invest a high portion of earnings in their business, and they may lack the dividends of value stocks that can cushion stock prices in a falling market. The market may not favor growth-oriented stocks or may not favor equities at all. In addition, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth. Historically, growth-oriented stocks have been more volatile than value-oriented stocks.

High-Yield, Lower-Grade Debt Securities Risk.  High-yield debt securities (commonly referred to as “junk bonds”) generally present greater credit risk that an issuer cannot make timely payment of interest or principal payments than an issuer of a higher quality debt security, and typically have greater potential price volatility and principal and income risk. Changes in interest rates, the market’s perception of the issuers and the credit worthiness of the issuers may significantly affect the value of these bonds. High-yield bonds are not considered investment grade, and are regarded as predominantly speculative with respect to the issuing company’s continuing ability to meet principal and interest payments. The secondary market in which high-yield securities are traded may be less liquid than the market for higher grade bonds. It may be more difficult to value less liquid high-yield securities, and determination of their value may involve elements of judgment.

Income Risk.  A portfolio’s income may fall due to falling interest rates. Income risk is generally the greatest for short-term bonds, and the least for long-term bonds. Changes in interest rates will affect bond prices as well as bond income, and the rate at which income and maturing instruments can be reinvested.

Index Strategy Risk.  Certain portfolios use an indexing strategy that does not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor stock performance. The correlation between the portfolio and the index performance may be affected by the portfolio’s expenses, and the timing of purchases and redemptions of the portfolio’s shares.

Industry Concentration Risk.  When a portfolio invests primarily in securities of companies in a particular market industry, the portfolio may be subject to greater risks and market fluctuations than other portfolios that are more diversified by industry.

Initial Public Offerings (“IPO”) Risk.   IPOs may be more volatile than other securities. IPOs may have a magnified impact on a portfolio during the start-up phase when the portfolio’s assets base is relatively small. However, there is no assurance that a portfolio will have access to profitable IPOs. As assets grow, the effect of IPOs on a portfolio’s performance will not likely be as significant. Furthermore, stocks of newly-public companies may decline shortly after the IPO.

Interest Rate Risk.  The value of debt securities and short-term money market instruments generally tend to move in the opposite direction to interest rates. When interest rates are rising, the prices of debt securities tend to fall. When interest rates are falling, the prices of debt securities tend to rise. Bonds with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than bonds with shorter durations or money market instruments. Further, economic and market conditions may cause issuers to default or go bankrupt.

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Summary of Principal Risks (continued) Investment by Funds-of-Funds Risk.  A portfolio’s shares may be purchased by other investment companies, including through fund-of-funds arrangements within the ING Funds family. In some cases, a portfolio may serve as a primary or significant investment vehicle for a fund-of-funds. From time to time, a portfolio may experience large inflows or redemptions due to allocations or rebalancings by these funds-of-funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, a portfolio may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also increase transaction costs or portfolio turnover. The adviser or sub-adviser will monitor transactions by the funds-of-funds and will attempt to minimize any adverse effects on a portfolio and funds-of-funds as a result of these transactions. So long as a portfolio accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.

Investment Models Risk.  The proprietary models used by a sub-adviser to evaluate securities or securities markets are based on the sub-adviser’s understanding of the interplay of market factors and do not assure successful investment. The markets, or the price of individual securities, may be affected by factors not foreseen in developing the models.

Investment Style Risk.  Securities with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A portfolio may outperform or underperform other portfolios that employ a different style. A portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s earnings growth potential. Growth-oriented funds will typically underperform when value investing is in favor and vice versa.

Leveraging Risk.  Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, a portfolio will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a portfolio to be more volatile than if a portfolio had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a portfolio’s assets.

Liquidity Risk.  Liquidity risk exists when particular investments are difficult to purchase or sell. A portfolio’s investments in illiquid securities may reduce the returns of a portfolio because it may be unable to sell the illiquid securities at an advantageous time or price. Further the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount a portfolio could realize upon disposition. A portfolios with principal investment strategies that involve foreign securities, small companies, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Manager Risk.  A sub-adviser will apply investment techniques and risk analyses in making investment decisions for a portfolio, but there can be no assurance that these will achieve the portfolio’s objective. A sub-adviser could do a poor job in executing an investment strategy. A sub-adviser may use the investment techniques or invest in securities that are not part of a portfolio’s principal investment strategy. For example, if market conditions warrant, portfolios that invest principally in equity securities may temporarily invest in U.S. government securities, high-quality corporate fixed-income securities, mortgage-related and asset-backed securities or money market instruments. Likewise, portfolios that invest principally in small- to medium-sized companies may shift to preferred stocks and larger-capitalization stocks. These shifts may alter the risk/return characteristics of the portfolios and cause them to miss investment opportunities. Individuals primarily responsible for managing a portfolio may leave their firm or be replaced.

Many sub-advisers of equity portfolios employ styles that are characterized as “value” or “growth.” However, these terms can have different application by different managers. One sub-adviser’s value approach may be different from another, and one sub-adviser’s growth approach may be different from another. For example, some value managers employ a style in which they seek to identify companies that they believe are valued at a more substantial or “deeper discount” to a company’s net worth than other value managers. Therefore, some portfolios that are characterized as growth or value can have greater volatility than other portfolios managed by other managers in a growth or value style.

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Summary of Principal Risks (continued)

Market and Company Risk.  The price of a security held by a portfolio may fall due to changing economic, political or market conditions or disappointing earnings or losses. Stock prices in general may decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Further, even though the stock market is cyclical in nature, returns from a particular stock market segment in which a portfolio invests may still trail returns from the overall stock market.

Market Capitalization Risk.  Stocks fall into three broad market capitalization categories — large, medium and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. For example, if valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of small- or medium-capitalization companies, investors may migrate to the stocks of small- and mid-sized companies causing a portfolio that invests in these companies to increase in value more rapidly than a portfolio that invests in larger, fully-valued companies. Investing in small- and medium-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of small- and medium-capitalization companies may decline significantly in market downturns. In addition, the market capitalization of a small or mid-sized company may change due to appreciation in the stock price, so that it may no longer have the attributes of the capitalization category that was considered at the time of purchase.

Market Trends Risk.  Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. For instance, from time to time, the stock market may not favor growth-oriented securities. Rather, the market could favor value-oriented securities or may not favor equity securities at all. Accordingly, the performance of a portfolio may at times be better or worse than the performance of funds that focus on other types of stocks, or that have a broader investment style.

Maturity Risk.  Interest rate risk will affect the price of a fixed-income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed-income securities with longer maturities will therefore be more volatile than other fixed-income securities with shorter maturities. Conversely, fixed-income securities with shorter maturities will be less volatile but generally provide lower returns than fixed-income securities with longer maturities. The average maturity of a portfolio’s fixed-income investments will affect the volatility of the portfolio’s share price.

Mid-Capitalization Company Risk.  Investment in securities of mid-capitalization companies entails greater risks than investments in larger, more established companies. Mid-capitalization companies tend to have more narrow product lines, more limited financial resources, a more limited trading market for their stocks, and may be dependent on a few key managers, as compared with larger companies. As a result, their stock prices may decline significantly as market conditions change. Securities of mid-capitalization companies tend to be more volatile and less liquid than stocks of larger companies.

Mortgage-Related Securities Risk.  Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a portfolio that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a portfolio because a portfolio will have to reinvest that money at the lower prevailing interest rates. Many mortgage-related securities are designed to allocate risk from pools of their underlying assets. However, such risk allocation techniques may not be successful, which could lead to the credit risk of these investments being greater than indicated by their ratings. The value of mortgage-related securities may be further affected by downturns in the credit markets or the real estate market. It may be difficult to value the mortgage-related securities because of the transparency or liquidity of some underlying investments, and these instruments may not be liquid.

Some of these mortgage-related securities may have exposure to subprime loans or subprime mortgages, which are loans to persons with impaired credit ratings. However, it may be difficult to determine which securities have exposure to subprime loans or mortgages. Furthermore, the risk allocation techniques employed by these instruments may not be successful, which could lead to the credit risk of these instruments being greater than indicated by their ratings. The value of these instruments may be further affected by downturns in the credit markets or the real estate market. It may be difficult to value these instruments because of concerns about their transparency. These instruments may not be liquid.

52

Summary of Principal Risks (continued) Other Investment Companies Risk.  A portfolio may invest in other investment companies to the extent permitted by the 1940 Act and the rules and regulations thereunder. These may include exchange-traded funds (“ETFs”) and Holding Company Depositary Receipts (“HOLDRs”), among others. ETFs are exchange traded investment companies that are designed to provide investment results corresponding to an equity index and include, among others, Standard & Poor’s Depositary Receipts (“SPDRs”), PowerShares QQQTM (“QQQQ”), Dow Jones Industrial Average Tracking Stocks (“Diamonds”) and iShares exchange-traded funds (“iShares”). The main risk of investing in other investment companies (including ETFs and HOLDRs) is that the value of the underlying securities held by the investment company might decrease. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions. Because the portfolio may invest in other investment companies, you will pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees) in addition to the expenses of the portfolio. Additional risks of investments in ETFs include: (i) an active trading market for an ETF’s shares may not develop or be maintained; or (ii) trading may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts trading generally. Because HOLDRs concentrate in the stocks of a particular industry, trends in that industry may have a dramatic impact on their value.

Over-the-Counter (“OTC”) Investment Risk.  Investing in securities traded on the OTC securities market can involve greater risk than is customarily associated with investing in securities traded on the New York or American Stock Exchanges since OTC securities are generally securities of companies that are smaller or newer than those listed on the New York or American Stock Exchanges. For example, these companies often have limited product lines, markets, or financial resources, may be dependent for management on one or a few key persons, and can be more susceptible to losses. Also, their securities may be thinly traded (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts, and may be subject to wider price swings and thus, may create a greater risk of loss than securities of larger capitalization or established companies.

Portfolio Turnover Risk.  Changes to the investments of a portfolio may be made regardless of the length of time particular investments have been held. A high portfolio turnover rate generally involves greater expenses, including brokerage commissions and other transactional costs, which may have an adverse impact on performance. The portfolio turnover rate will vary from year to year, as well as within a year.

Price Volatility Risk.  The value of a portfolio changes as the prices of its investments go up or down. Equity and debt securities face market, issuer, and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.

Real Estate Investment Trusts (“REITs”) Risk.  Investing in REITs may subject a portfolio to risks similar to those associated with the direct ownership of real estate including terrorist attacks, war or other acts that destroy real property (in addition to securities market risks). Some REITs may invest in a limited number of properties, in a narrow geographic area or in a single property type, which increases the risk that a portfolio could be unfavorably affected by the poor performance of a single investment or investment type. These companies are also sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. Borrowers could default on or sell investments the REIT holds, which could reduce the cash flow needed to make distributions to investors. In addition, REITs may also be affected by tax and regulatory requirements in that a REIT may not qualify for preferential tax treatments or exemptions. REITs require specialized management and pay management expenses.

Restricted and Illiquid Securities Risk.  If a security is illiquid, a portfolio might be unable to sell the security at a time when the sub-adviser might wish to sell, and the security could have the effect of decreasing the overall level of the portfolio’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount a portfolio could realize upon disposition. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities may be treated as liquid, although they may be less liquid than registered securities traded on established secondary
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Summary of Principal Risks (continued) markets. This may also include Rule 144A securities which are restricted securities that can be resold to qualified institutional buyers but not to the general public. Rule 144A securities may have an active trading market, but carry the risk that the active trading market may not continue.

Rule 144A Securities Risk.  Rule 144A securities under the Securities Act of 1933 are securities that are not registered but which are bought and sold solely by institutional investors. A portfolio may consider Rule 144A securities to be “liquid” although the market for such securities typically is less active than public securities markets and may lead to less ability to sell these securities.

Sector Risk.  A sector is a group of selected industries, such as technology. A portfolio may, at times, invest significant assets in securities of issuers in one or more sectors of the economy or stock market, such as technology. To the extent a portfolio’s assets are concentrated in a single market sector, volatility in that sector will have a greater impact on a portfolio than it would on a portfolio that has securities representing a broader range of investments.

Securities Lending Risk.  A portfolio may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a portfolio may lose money and there may be a delay in recovering the loaned securities. A portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences to the portfolio. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the portfolio. When a portfolio lends its securities, it is responsible for investing the cash collateral it receives from the borrower of the securities, and the portfolio could incur losses in connection with the investment of such cash collateral.

Short Sales Risk.  Short sales involve selling a security a portfolio does not own in anticipation that the security’s price will decline. A portfolio will suffer a loss if it sells a security short and the value of the security rises rather than falls. Short sales expose a portfolio to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the portfolio. When a portfolio must purchase the security it borrowed in a short sale at prevailing market rates, the potential loss may be greater for a short sale than for a short sale “against the box.” A short sale “against the box” may be used to hedge against market risks when the sub-adviser believes that the price of a security may decline, causing the value of a security owned by the portfolio or a security convertible into or exchangeable for such security to decline. In such case, any future losses in the portfolio’s long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities the portfolio owns.

Small-Capitalization Company Risk.  Investment in securities of small companies may entail greater risk than investments in larger, more established companies. Smaller companies may have limited product lines and market diversification or fewer financial resources, and may be dependent on a few key managers. Their securities may trade less frequently and in more limited volume than the securities of larger companies. Consequently, the prices of small company stocks tend to rise and fall in value more than other stocks, and/or may be less liquid. When selling a large quantity of a particular stock, a portfolio may have to sell at a discount from quoted prices or may have to make a series of small sales over an extended period of time due to the more limited trading volume of smaller company stocks. Although investing in small companies offers potential for above-average returns, the companies may not succeed, and the value of stock shares could decline significantly. Securities of smaller companies tend to be more volatile and less liquid than stocks of larger companies.

Sovereign Debt Risk.  These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

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Summary of Principal Risks (continued) U.S. Government Securities and Obligations Risk.  Some U.S. government securities are backed by the full faith and credit of the U.S. government and are guaranteed as to both principal and interest by the U.S. Treasury. These include direct obligations such as U.S. Treasury notes, bills and bonds, as well as indirect obligations such as the Government National Mortgage Association. Other U.S. government securities are not direct obligations of the U.S. Treasury, but rather are backed by the ability to borrow directly from the U.S. Treasury. Still others are supported solely by the credit of the agency or instrumentality itself and are neither guaranteed nor insured by the U.S. government. No assurance can be given that the U.S. government would provide financial support to such agencies if needed. U.S. government securities may be subject to varying degrees of credit risk and all U.S. government securities may be subject to price declines due to changing interest rates. Securities directly supported by the full faith and credit of the U.S. government have less credit risk.

Value Investing Risk.  A sub-adviser may be wrong in its assessment of a company’s value and the stocks a portfolio holds may not reach what the sub-adviser believes are their full values. A particular risk of a portfolio’s value approach is that some holdings may not recover and provide the capital growth anticipated or a stock judged to be undervalued may actually be appropriately priced. Further, because the prices of value-oriented securities tend to correlate more closely with economic cycles than growth-oriented securities, they generally are more sensitive to changing economic conditions, such as changes in interest rates, corporate earnings, and industrial production. The market may not favor value-oriented stocks and may not favor equities at all. During these periods, a portfolio’s relative performance may suffer.

When Issued and Delayed Delivery Securities and Forward Commitments Risk.  When issued and delayed delivery securities and forward commitments involve the risk that the security a portfolio buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party will not meet its obligation. If this occurs, the portfolio loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

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More Information on Investment Strategies

Percentage and Rating Limitations

Unless otherwise stated, the percentage limitations, ratings limitations on debt securities, or capitalization criteria on equity securities that are in this Prospectus apply at the time of purchase.

A Word about Portfolio Diversity

Each Portfolio in this Prospectus, unless specifically noted under the Portfolio’s principal investment strategies, is diversified, as defined in the 1940 Act. A diversified portfolio may not, as to 75% of its total assets, invest more than 5% of its total assets in any one issuer and may not purchase more than 10% of the outstanding voting securities of any one issuer (other than U.S. government securities).

Fundamental Investment Policies

The investment objective of each Portfolio is non-fundamental. Investment policies are fundamental if so designated in this Prospectus or in the Statement of Additional Information (“SAI”). This means they may not be modified or changed without a vote of the shareholders.

Non-Fundamental Investment Policies

Certain Portfolios have adopted non-fundamental investment policies to invest the assets of a Portfolio in securities that are consistent with the Portfolio’s name. For more information about these policies, please consult the SAI.

Additional Information about the Portfolios

The SAI is made a part of this Prospectus. It identifies investment restrictions, more detailed risk descriptions, a description of how the bond rating system works and other information that may be helpful to you in your decision to invest. You may obtain a copy without charge by calling the Trust at 1-800-366-0066, or downloading it from the SEC’s website at http://www.sec.gov.

Other ING Funds may also be offered to the public that have similar names, investment objectives and principal investment strategies as those of the Portfolios offered by this Prospectus. You should be aware that a Portfolio is likely to differ from these other ING Funds in size and cash flow pattern. Accordingly, the performance of a Portfolio can be expected to vary from those of the other ING Funds.

Temporary Defensive Positions

A Sub-Adviser may depart from a Portfolio’s principal investment strategies by temporarily investing for defensive purposes when a Sub-Adviser believes that adverse market, economic, political or other conditions may affect a Portfolio. Instead, a Portfolio may invest in securities believed to present less risk, such as cash, cash equivalents, money market fund shares and other money market instruments, debt securities that are high quality or higher quality than normal, more liquid securities or others. While a Portfolio invests defensively, it may not be able to pursue its investment objective. A Portfolio’s defensive investment position may not be effective in protecting its value. A Portfolio seeks to remain fully invested in accordance with its investment objective. A Portfolio also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. When investing in this manner, a Portfolio may be unable to achieve its investment objective. The types of defensive positions in which a Portfolio may engage are identified and discussed, together with their risks, in the SAI. It is impossible to predict accurately how long such alternative strategies may be utilized.

Administrative Services

In addition to advisory services, DSL and ING Investments have been contracted to provide administrative and other services necessary for the ordinary operation of the ING Index Plus International Equity, ING JPMorgan Value Opportunities, ING Pioneer Equity Income and ING Wells Fargo Small Cap Disciplined Portfolios. DSL and ING Investments procure and pay for the services and information necessary to the proper conduct of the Portfolios’ business, including custodial, administrative, transfer agency, portfolio accounting, dividend disbursing, auditing, and ordinary legal services. DSL and ING Investments also act as liaison among the various service providers to these Portfolios, including the custodian, portfolio accounting agent, Sub-Advisers, and the insurance company or companies to which the Portfolios offer their shares, among others. DSL and ING Investments also review these Portfolios for compliance with applicable legal requirements and monitors the Sub-Advisers for compliance with requirements under applicable law and with the investment policies and restrictions of the Portfolios. DSL and ING Investments do not bear the expense of brokerage fees and other transactional expenses for securities or other assets (which are generally considered part of the cost for the
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More Information on Investment Strategies (continued) assets), taxes (if any) paid by these Portfolios, interest on borrowing, fees and expenses of the Independent Trustees, including the cost of the Trustees and Officers Errors and Omissions Liability Insurance coverage and the cost of counsel to the Independent Trustees, and extraordinary expenses, such as litigation or indemnification expenses.

The Trust pays a management fee to DSL and ING Investments for their services. Out of this management fee, DSL and ING Investments in turn pay the Sub-Advisers their respective sub-advisory fee. The management fee paid to DSL by the Trust is distinct because the Trust has a “bundled” fee arrangement, under which DSL, out of its management fee, pays many of the ordinary expenses for the Portfolio (except ING Index Plus International Equity, ING JPMorgan Value Opportunities, ING Pioneer Equity Income and ING Wells Fargo Small Cap Disciplined Portfolios), including custodial, administrative, transfer agency, portfolio accounting, auditing and ordinary legal expenses. Most mutual funds pay these expenses directly from their own assets, with limited expenses assumed by DSL.

DSL has entered into an Administrative Services Sub-Contract with ING Funds Services, LLC (“ING Funds Services”), an affiliate of the Advisers, under which ING Funds Services provides the Portfolios with certain administrative services. The Trust has entered into an Administration Agreement with ING Funds Services on behalf of the ING Index Plus International Equity, ING JPMorgan Value Opportunities, ING Pioneer Equity Income and ING Wells Fargo Small Cap Disciplined Portfolios. The administrative services performed by ING Funds Services on behalf of DSL and the ING Index Plus International Equity, ING JPMorgan Value Opportunities, ING Pioneer Equity Income and ING Wells Fargo Small Cap Disciplined Portfolios directly, include acting as a liaison among the various service providers to the Portfolios, including the custodian, portfolio accounting agent, Sub-Advisers, and the insurance company or companies to which the Portfolios offer their shares. ING Funds Services also reviews the Portfolios for compliance with applicable legal requirements and monitors the Sub-Advisers for compliance with requirements under applicable law and with the investment policies and restrictions of the Portfolios.

Portfolio Distribution

ING Funds Distributor, LLC (“ING Funds Distributor” or “Distributor”) is the principal underwriter and distributor of each Portfolio. It is a Delaware limited liability corporation with its principal offices at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.

On December 29, 2006, an internal reorganization was undertaken in which the distribution functions for the ING Funds were transferred from DSI, the predecessor to DSL, to ING Funds Distributor. As a result of this transfer, ING Funds Distributor assumed all contractual obligations and became the sole distributor for the Portfolios.

ING Funds Distributor is a member of the Financial Industry Regulatory Authority (“FINRA”). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org or the Public Disclosure Hotline at 800-289-9999.

How ING Compensates Entities Offering Its Portfolios as Investment Options in Their Investment Products

ING mutual funds may be offered as investment options in Variable Contracts by affiliated and non-affiliated insurance companies. The Portfolios’ Adviser or Distributor (collectively “ING”), out of its own resources and without additional cost to the Portfolios or their shareholders, may pay additional compensation to these insurance companies. The amount of the payment is based upon an annual percentage of the average net assets held in the Portfolios by those companies. The Portfolios’ Advisers and Distributor may make these payments for administrative, record keeping or other services that insurance companies provide to the Portfolios. These payments may also provide incentive for insurance companies to make the Portfolios available through the Variable Contracts issued by the insurance company, and thus they may promote the distribution of the shares of the Portfolios.

The distributing broker-dealer for the Portfolios is ING Funds Distributor. ING Funds Distributor has entered into such agreements with non-affiliated insurance companies. Fees payable under these arrangements are at annual rates that range from 0.15% to 0.25%. This is computed as a percentage of the average aggregate amount invested in the Portfolios by Variable Contract holders through the relevant insurance company’s Variable Contracts. As of the date of this Prospectus, the Adviser has entered into such arrangements with the following insurance companies: Zurich Kemper Life Insurance Company; Symetra Life Insurance Company; and First Fortis Life Insurance Company.

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More Information on Investment Strategies (continued) The Adviser has entered into similar agreements with affiliated insurers, including, but not limited to: ING Life Insurance and Annuity Company; ReliaStar Life Insurance Company; ReliaStar Company of New York; Security Life of Denver; ING USA Annuity and Life Insurance Company and ING Life Insurance Company of America. ING uses a variety of financial and accounting techniques to allocate resources and profits across the organization. These methods may take the form of cash payments to affiliates. These methods do not impact the costs incurred when investing in one of the Portfolios. Additionally, if a Portfolio is not sub-advised or is sub-advised by an ING entity, ING may retain more revenue than on those Portfolios it must pay to have sub-advised by non-affiliated entities. Management personnel of ING may receive additional compensation if the overall amount of investments in Portfolios advised by ING meets certain target levels or increases over time.

The insurance companies through which investors hold shares of the Portfolios may also pay fees to third parties in connection with distribution of Variable Contracts and for services provided to Variable Contract owners. Neither the Portfolios, nor the Adviser or the Distributor are a party to these arrangements. Investors should consult the prospectus and statement of additional information for their Variable Contracts for a discussion of these payments.

Ultimately, the agent or broker selling the Variable Contract to you could have a financial interest in selling you a particular product to increase the compensation they receive. Please make sure you read fully each prospectus and discuss any questions you have with your agent or broker.

Interests of the Holders of Variable Contracts and Qualified Plans

Each Portfolio is available to serve as an investment option offered through Variable Contracts and Qualified Plans. The Portfolios also may be made available to certain investment advisers and their affiliates in connection with the creation or management of a Portfolio, certain other investment companies and other investors as permitted by the diversification and other requirements under Section 817(h) of the Internal Revenue Code of 1986, as amended and the underlying U.S. Treasury Regulations. The Portfolios currently do not foresee any disadvantages to investors if a Portfolio serves as an investment option for Variable Contracts and offers its shares directly to Qualified Plans and other permitted investors. However, it is possible that the interest of owners of Variable Contracts, Qualified Plans and other permitted investors, for which a Portfolio serves as an investment option, might at some time be in conflict because of differences in tax treatment or other considerations. The Board of Trustees (“Board”) directed DSL to monitor events to identify any material conflicts between Variable Contract owners, Qualified Plans and other permitted investors and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in a Portfolio might be required to redeem the investment of one or more of its separate accounts from the Portfolio or a Qualified Plan, investment company or other permitted investor might be required to redeem its investment, which might force the Portfolio to sell securities at disadvantageous prices. The Portfolios may discontinue sales to a Qualified Plan and require plan participants with existing investments in the Portfolios to redeem those investments if the Qualified Plan loses (or in the opinion of the Adviser, is at risk of losing) its Qualified Plan status.

Pricing of Portfolio Shares

Investments will be processed at the net asset value (“NAV”) next calculated after an order is received and accepted by a Portfolio or its designated agent. In order to receive a day’s price, your order must be received by the close of regular trading (“Market Close”) on the NYSE (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE). The Portfolios reserve the right to suspend the offering of shares or to reject any specific purchase order. The Portfolios may suspend redemptions or postpone payments when the NYSE is closed or when trading is restricted for any reason or under emergency circumstances as determined by the SEC.

Purchase and Redemption of Shares

Purchases and redemptions of shares may be made only by separate accounts of insurance companies for the purpose of funding Variable Contracts, Qualified Plans, other investment companies or other permitted investors. Certain Portfolios may not be available as investment options in your Variable Contract, through your Qualified Plan or other investment company. Please refer to the prospectus for the appropriate insurance company separate account, investment company or your plan documents for information on how to direct investments in, or redemptions from, an investment option corresponding to one of the Portfolios and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Trust’s behalf.

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More Information on Investment Strategies (continued) Each Portfolio’s shares may be purchased by other investment companies, including through funds-of-funds arrangements with ING affiliated funds. In some cases, the Portfolio may serve as a primary or significant investment vehicle for a fund-of-funds. From time to time, a Portfolio may experience large investments or redemptions due to allocations or rebalancings by these funds-of-funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, a Portfolio may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover. The Adviser and Sub-Adviser will monitor transactions by the funds-of-funds and will attempt to minimize any adverse effects on the Portfolio as a result of these transactions. So long as a Portfolio accepts investments by other investment companies it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.

Frequent Trading – Market Timing

The Portfolios are intended for long-term investment and not as short-term trading vehicles. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers should not purchase shares of a Portfolio. Shares of the Portfolios are primarily sold through omnibus account arrangements with financial intermediaries, as investment options for the Variable Contracts issued by insurance companies, and as investment options for Qualified Plans. Omnibus accounts generally do not identify customers’ trading activity on an individual basis. The Portfolios’ administrator has agreements which require such intermediaries to provide detailed account information including trading history, upon request of the Portfolio.

The Portfolios rely on the financial intermediaries to monitor frequent, short-term trading within a Portfolio by their customers. You should review the materials provided to you by your financial intermediary, including, in the case of a Variable Contract, the prospectus that describes the contract, or in the case of a Qualified Plan, the plan documentation for its policies regarding frequent, short-term trading. With trading information received as a result of these agreements, a Portfolio may make a determination that certain trading activity would be harmful to the Portfolio and its shareholders, even if such activity is not strictly prohibited by the intermediaries’ excessive trading policy. As a result, a shareholder investing directly or indirectly in a Portfolio may have their trading privileges suspended without violating the stated excessive trading policy of the intermediary. The Portfolios reserve the right, in their sole discretion and without prior notice, to reject, restrict or refuse purchase orders, whether directly or by exchange, including purchase orders that have been accepted by a financial intermediary. The Portfolios seek assurances from financial intermediaries that they have procedures adequate to monitor and address frequent short-term trading. There is, however, no guarantee that the procedures of the financial intermediaries will be able to curtail frequent, short-term trading activity.

The Portfolios believe that market timing or frequent, short-term trading in any account, including a Variable Contract or Qualified Plan account, is not in the best interest of the Portfolios or their shareholders. Due to the disruptive nature of this activity, it can adversely impact the ability of the Adviser or a Sub-Adviser to invest assets in an orderly, long-term manner. Frequent trading can disrupt the management of the Portfolios and raise their expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; lost opportunity costs; and large asset swings that decrease the Portfolios’ ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on the Portfolios’ performance.

Portfolios that invest in foreign securities may present greater opportunities for market timers and thus be at a greater risk for excessive trading. If an event occurring after the close of a foreign market, but before the time a Portfolio computes its current NAV, causes a change in the price of the foreign security and such price is not reflected in the Portfolio’s current NAV, investors may attempt to take advantage of anticipated price movements in securities held by the Portfolios based on such pricing discrepancies. This is often referred to as “price arbitrage.” Such price arbitrage opportunities may also occur in Portfolios which do not invest in foreign securities. For example, if trading in a security held by a Portfolio is halted and does not resume prior to the time the Portfolio calculates its NAV, such “stale pricing” presents an opportunity for investors to take advantage of the pricing discrepancy. Similarily, Portfolios that hold thinly-traded securities, such as certain small-capitalization securities, may be exposed to varying levels of pricing arbitrage. The Portfolios have adopted fair valuation policies and procedures intended to reduce the Portfolios’ exposure to price arbitrage, stale pricing and other potential pricing discrepancies, however, to the extent that a Portfolio’s NAV does not immediately reflect these changes in market conditions, short-term trading may dilute the value of Portfolio shares, which negatively affects long-term shareholders.

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More Information on Investment Strategies (continued) Although the policies and procedures known to the Portfolios that are followed by the financial intermediaries that use the Portfolios and the monitoring by the Portfolios are designed to discourage frequent, short-term trading, none of these measures can eliminate the possibility that frequent, short-term trading activity in the Portfolios will occur. Moreover, decisions about allowing trades in the Portfolios may be required. These decisions are inherently subjective, and will be made in a manner that is in the best interest of a Portfolio’s shareholders.

Portfolio Holdings Disclosure Policy

A description of the policies and procedures with respect to the disclosure of each Portfolio’s portfolio securities is available in the SAI. Each Portfolio posts its portfolio holdings schedule on its website on a calendar-quarter basis and makes it available 30 calendar days following the end of the previous calendar quarter. The portfolio holdings schedule is as of the last day of the previous calendar quarter (e.g., each Portfolio will post the quarter ending June 30 holdings on July 31). A Portfolio may also post its complete or partial portfolio holdings on its website as of a specified date.

Each Portfolio’s portfolio holdings schedule will, at a minimum, remain available on the Portfolios’ website until the Portfolio files a Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the website information is current. The Portfolios’ website is located at www.ingfunds.com.

Reports to Shareholders

The fiscal year of each Portfolio ends on December 31. Each Portfolio will send financial statements to its shareholders at least semi-annually. An annual shareholder report containing financial statements audited by the independent registered public accounting firm will be sent to shareholders each year.

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Net Asset Value

The NAV per share for each class of each Portfolio is determined each business day as of Market Close on the NYSE. The Portfolios are open for business every day the NYSE is open. The NYSE is closed on all weekends and on all national holidays and Good Friday. Portfolio shares will not be priced on those days. The NAV per share of each class of each Portfolio is calculated by taking the value of the Portfolio’s assets attributable to that class, subtracting the Portfolio’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding.

In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest, approximates market value. Securities prices may be obtained from automated pricing services. Shares of investment companies held by a Portfolio will generally be valued at the latest NAV reported by those companies. The prospectuses for those investment companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Trading of foreign securities may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may occur on weekends or holidays when a Portfolio’s NAV is not calculated. As a result, the NAV of a Portfolio may change on days when shareholders will not be able to purchase or redeem a Portfolio’s shares.

When market quotations are not available or are deemed unreliable, the Portfolio will use a fair value for the security that is determined in accordance with procedures adopted by a Portfolio’s Board. The types of securities for which such fair value pricing might be required include, but are not limited to:

  Foreign securities, where a foreign security whose value at the close of the foreign market on which it principally trades likely would have changed by the time of the close of the NYSE, or the closing value is otherwise deemed unreliable;
  Securities of an issuer that has entered into a restructuring;
  Securities whose trading has been halted or suspended;
  Fixed-income securities that have gone into default and for which there are no current market value quotations; and
  Securities that are restricted as to transfer or resale.

The Portfolios or the Advisers may rely on the recommendations of a fair value pricing service approved by the Portfolios’ Board in valuing foreign securities. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. Each Adviser makes such determinations in good faith in accordance with procedures adopted by the Portfolios’ Board. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a Portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Portfolio determines its NAV per share.

When an insurance company or Qualified Plan is buying shares of the Portfolios, it will pay the NAV that is next calculated after the order from the insurance company’s Variable Contract holder or Qualified Plan participant is received in proper form. When an insurance company or Qualified Plan is selling shares, it will normally receive the NAV that is next calculated after the order from the insurance company’s Variable Contract holder or Qualified Plan participant is received in proper form.

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Management of the Portfolios

Advisers

DSL, a Delaware limited liability company, serves as the investment adviser to each of the Portfolios except ING Index Plus International Equity Portfolio. ING Investments, an Arizona limited liability company, serves as the investment adviser to ING Index Plus International Equity Portfolio. DSL and ING Investments have overall responsibility for the management of each of their respective Portfolios. DSL and ING Investments provide or oversee all investment advisory and portfolio management services for each of their respective Portfolios. DSL and ING Investments are registered with the SEC as investment advisers and DSL is registered with FINRA as a broker-dealer.

On December 29, 2006, an internal reorganization was undertaken in which DSI, a former adviser to each of the Portfolios except ING Index Plus International Equity Portfolio, was reorganized into a limited liability company and it became a wholly-owned subsidiary of ING Life Insurance and Annuity Company. The resulting company was DSL, a registered investment adviser and broker-dealer. As a result of this reorganization, DSI’s advisory contracts were assumed by DSL.

DSL and ING Investments are indirect, wholly-owned subsidiaries of ING Groep. ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services to over 75 million private, corporate and institutional clients in more than 50 countries. With a diverse workforce of about 125,000 people, ING comprises a broad spectrum of prominent companies that increasingly serve their clients under the ING brand.

As of December 31, 2008, DSL managed approximately $34.2 billion in registered investment company assets. DSL’s principal offices are located at 1475 Dunwoody Drive, West Chester, PA 19380. ING Investments became an investment management firm in April 1995, and serves as investment adviser to registered investment companies as well as structured finance vehicles. ING Investments’ principal offices are located at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258. As of December 31, 2008, ING Investments had approximately $35.7 billion in registered investment company assets.

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Management of the Portfolios (continued)

Advisory Fees

DSL and ING Investments receive a monthly fee for their services based on the average daily net assets of each of their respective Portfolios (or the combined net assets of two or more Portfolios).

The following table shows the aggregate annual advisory fee paid by each Portfolio for the most recent fiscal year as a percentage of each Portfolio’s average daily net assets:

Portfolio	Advisory Fees (as a % of average daily net assets)
ING BlackRock Large Cap Value	0.80%
ING Clarion Real Estate	0.64%
ING Growth and Income II	0.74%
ING Index Plus International Equity	0.45%
ING International Growth Opportunities	1.00%
ING JPMorgan Small Cap Core Equity	0.88%
ING JPMorgan Value Opportunities	0.40%
ING Limited Maturity Bond	0.26%
ING Lord Abbett Affiliated	0.75%
ING PIMO High Yield	0.49%
ING Pioneer Equity Income	0.65%
ING Pioneer Fund	0.72%
ING Stock Index	0.26%
ING Wells Fargo Small Cap Disciplined	0.77%

For information regarding the Board’s approval of the investment advisory and investment sub-advisory relationships, please refer to the Portfolios’ annual shareholder report dated December 31, 2008. For information regarding the Board’s approval of the change in sub-adviser for ING Growth and Income Portfolio II and ING Clarion Real Estate Portfolio, please refer to the Portfolios’ semi-annual report to be dated June 30, 2009.

Sub-Advisers

The Advisers have engaged one or more sub-advisers to provide the day-to-day management of each Portfolio’s portfolio. Some of these sub-advisers are affiliates of DSL and ING Investments, and some are independent.

DSL and ING Investments, subject to the supervision of the Board, each act as a ‘‘manager-of-managers’’ for their respective Portfolios. DSL and ING Investments delegate to the sub-advisers of the Portfolios the responsibility for investment management, subject to DSL’s or ING Investments’ oversight. DSL and ING Investments are responsible for monitoring the investment program and performance of the sub-advisers of the Portfolios.

From time to time, DSL or ING Investments may also recommend the appointment of additional sub-advisers or replacement of non-affiliated sub-advisers to the the Portfolios’ Board. It is not expected that DSL or ING Investments would normally recommend replacement of an affiliated sub-adviser as part of their oversight responsibilities. The Portfolios, DSL and ING Investments have received exemptive relief from the SEC to permit DSL or ING Investments, with the approval of the the Portfolios’ Board, to appoint an additional non-affiliated sub-adviser or to replace an existing sub-adviser with a non-affiliated sub-adviser as well as change the terms of a contract with a non-affiliated sub-adviser, without submitting the contract to a vote of the shareholders. A Portfolio will notify shareholders of any change in the identity of the sub-adviser of the Portfolio or the addition of a sub-adviser to the Portfolio. In this event, the name of a Portfolio and its investment strategies may also change.

Under the terms of a sub-advisory agreement, an agreement can be terminated by either DSL, ING Investments or the Portfolios’ Board. In the event a sub-advisory agreement is terminated, the sub-adviser may be replaced subject to any regulatory requirements or DSL or ING Investments may assume day-to-day investment management of the Portfolios.

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Management of the Portfolios (continued)

ING BlackRock Large Cap Value Portfolio

BlackRock Investment Management, LLC

BlackRock Investment Management, LLC (“BlackRock Investment Management”) serves as the Sub-Adviser to the Portfolio, and is an indirect wholly-owned subsidiary of BlackRock, Inc. The principal address of BlackRock Investment Management is 800 Scudders Mill Rd., Plainsboro, NJ 08536.

As of December 31, 2008, BlackRock Investment Management and its affiliates had over $1.31 trillion in investment company and other portfolio assets under management.

The Portfolio is supported by a team of investment professionals who are responsible for investment research and selection. Robert C. Doll, Jr. is the Portfolio’s portfolio manager and Daniel Hanson is the Portfolio’s associate portfolio manager. Mr. Doll is primarily responsible for the day-to-day management of the Portfolio and has managed the Portfolio since inception. Mr. Hanson has co-managed the Portfolio since 2008.

Robert C. Doll, CFA, Vice Chairman and Director of BlackRock Investment Management is BlackRock’s Global Chief Investment Officer for Equities and a member of the Executive, Operating and Leadership Committees. Mr. Doll is also head of the U.S. Large Cap Series equity team and has primary portfolio management responsibility for these products. Mr. Doll’s service with BlackRock Investment Management dates back to 1999, including his years with Merrill Lynch Investment Managers (“MLIM”), which merged with BlackRock Investment Management in 2006. At MLIM, he served as the President and Chief Investment Office, Senior Portfolio Manager and Team Leader. He was also a member of the Merrill Lynch & Co., Inc. Executive Management Committee and was the Senior Fund Manager of the Merrill Lynch Large Cap Series Funds. Mr. Doll joined MLIM in June 1999 as the Chief Investment Officer for Equities, and later that year was promoted to the position of Global Chief Investment Officer. Prior to joining MLIM, Mr. Doll served as the Chief Investment Officer of Oppenheimer Funds, Inc., during which time he directed a 100-member investment staff and managed the firm’s $100 billion in assets. In addition, he served as a member of the Executive Committee.

Daniel Hanson, CFA, Director and associate portfolio manager is a member of BlackRock’s U.S. Large Cap Series equity team. Mr. Hanson’s service with BlackRock Investment Management dates back to 2003, including his years with Merrill Lynch Investment Managers (“MLIM”), which merged with BlackRock Investment Management in 2006. At MLIM, he was responsible for fundamental research for large cap equities. Prior to joining MLIM in 2003, he was an investment banker at Bear Stearns advising on equity and debt financings and mergers and acquisitions in the healthcare sector. Earlier at Bear Stearns he was a high-yield securities analyst, focusing on healthcare and financials. Prior to that, he traded collateralized mortgage obligations, and was assistant portfolio manger in charge of fixed-income accounts at Pine Tree Capital. He began his career on Wall Street as a research analyst for economist Sam Nakagama.

ING Clarion Real Estate Portfolio

ING Clarion Real Estate Securities L.P.

Founded in 1969, ING Clarion Real Estate Securities L.P. (“ING CRES”), a Delaware limited partnership, is registered with the SEC as an investment adviser. ING CRES is an indirect, wholly-owned subsidiary of ING Groep and is an affiliate of ING Investments. The principal address of ING CRES is 201 King of Prussia Road, Suite 600, Radnor, PA 19087. ING CRES is in the business of providing investment advice to institutional and individual client accounts that, as of December 31, 2008, were valued at approximately $10.8 billion.

The following individuals jointly share responsibility for the day-to-day management of the Portfolio and have co-managed the Portfolio since May 2009.

T. Ritson Ferguson, Chief Investment Officer (“CIO”) and Portfolio Manager. Mr. Ferguson has served as Co-CIO and more recently CIO of ING CRES since 1991.

Joseph P. Smith, Managing Director and Portfolio Manager, is a member of the Investment Policy Committee. Mr. Smith joined ING CRES in 1997.

64

Management of the Portfolios (continued) ING Index Plus International Equity Portfolio

ING Investment Management Advisors, B.V.

ING Investment Management Advisors, B.V. (“IIMA”) has managed the Portfolio since its inception. IIMA is a Netherlands corporation organized in 1896 (became an investment advisory company in 1991). It currently has its principal office in Prinses Beatrixlaan 15, 2595 AK The Hague, the Netherlands. IIMA is registered with the SEC as an investment adviser. IIMA is a company organized to manage investments and provide investment advice to entities affiliated with ING Groep. IIMA is an indirect wholly-owned subsidiary of ING Groep and is an affiliate of the Advisers. IIMA operates under the collective management of ING Investment Management, Co. (“IIM”) which had assets under management of over $35.7 billion as of December 31, 2008.

The following individuals jointly share responsibility for the day-to-day management of the Portfolio and have co-managed the Portfolio since July 2005.

Carl Ghielen, Portfolio Manager, is responsible for stock selection, as well as coordinating efforts on behalf of IIMA and certain ING affiliates’ international equity teams. Mr. Ghielen is the portfolio manager responsible for implementing the daily investment decisions, including placing trade orders. Prior to joining IIMA in 2000, he worked for a large corporate Dutch pension fund as senior portfolio manager.

Martin Jansen, Portfolio Manager, is responsible for stock selection. Mr. Jansen joined IIMA or its affiliates in 1997 as senior manager. Prior to joining IIMA, Mr. Jansen was responsible for the U.S. equity and venture capital portfolios at a large corporate Dutch pension fund.

Tjeert Keijzer, CFA and Portfolio Manager, joined ING IM in July 2007. He is a Senior Portfolio Manager in the Quantitative Equity team where he is responsible for quantitative equity portfolio management. He is also involved in research projects pertaining to stock selection models, portfolio construction and risk analysis. Before joining ING IM, he worked with ABN AMRO Asset Management where he was portfolio manager with the Quant Equity Group and Structured Asset Management. Mr. Keijzer has also been employed as a quantitative analyst with AEGON Asset Management with a focus on the development of stock selection models, portfolio risk modeling and long/short equity portfolio management applications.

ING Growth and Income Portfolio II, ING International Growth Opportunities Portfolio, ING Limited Maturity Bond Portfolio, and ING Stock Index Portfolio

ING Investment Management Co.

ING Investment Management Co. (“ING IM”), a Connecticut corporation, serves as the Sub-Adviser to the Portfolio. ING IM also serves as an investment adviser to other registered investment companies (or series thereof), as well as to privately managed accounts.

Founded in 1972, ING IM is registered as an investment adviser with the SEC. ING IM is an indirect, wholly-owned subsidiary of ING Groep and is an affiliate of the Adviser. ING IM has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972.

As of December 31, 2008, ING IM managed approximately $54.3 billion in assets. The principal address of ING IM is 230 Park Avenue, New York, New York 10169.

ING Growth and Income Portfolio II

The following individuals are jointly responsible for the day-to-day management of ING Growth and Income Portfolio II. Mr. Corapi and Mr. Pytosh have co-managed the Portfolio since April 2009.

Christopher F. Corapi, Portfolio Manager and Director of Fundamental Equity Research, joined ING IM in February 2004. Prior to joining ING IM, Mr. Corapi served as Global Head of Equity Research at Federated Investors since 2002. He served as Head of U.S. Equities and portfolio manager at Credit Suisse Asset Management beginning in 2000 and Head of Emerging Markets Research at JPMorgan Investment Management beginning in 1998.

Michael Pytosh, Portfolio Manager, joined ING Investment Management in 2004 as a senior sector analyst covering the technology sector. Prior to 2004, Mr. Pytosh was with Lincoln Equity Management, LLC, since 1996, where he started as a technology analyst and ultimately took on the role of the firm’s president. Prior to that, Mr. Pytosh was a technology analyst at JPMorgan Investment Management and an analyst at Lehman Brothers.

65

Management of the Portfolios (continued) ING International Growth Opportunities Portfolio

The following individual is responsible for the day-to-day management of the ING International Growth Opportunities Portfolio and has managed the Portfolio since May 2006.

Uri Landesman, Senior Vice President and Head of International Equities for ING IM, joined ING IM in 2006 from Federated Investors, where he was most recently director of global equity research. During his tenure at Federated Investors (which began in 2003), he managed three international large-cap growth funds as well as two global core funds. Prior to working at Federated Investors, he served as an investment professional with Arlington Capital Management. Mr. Landesman began his career at Sanford C. Bernstein & Co.

ING Limited Maturity Bond Portfolio

The following individuals are jointly responsible for the day-to-day management of the ING Limited Maturity Bond Portfolio and have co-managed the Portfolio since January 2009.

Christopher Diaz, Portfolio Manager, has been with ING IM since 2000 and heads the Global Rates group for ING IM. He is primarily responsible for the global sovereign debt and derivative component of ING IM’s institutional, mutual fund and proprietary portfolio. Prior to joining ING IM, he was a fixed-income portfolio analyst for SunTrust Equitable Securities Corporation.

Peter Guan, Ph.D, Portfolio Manager, has been with ING IM since October 2004 as a senior portfolio manager of Residential Mortgage products. Prior to joining ING IM, he was with Citigroup Alternative Investments during most of 2004, where he initiated a managed product platform for mortgage-backed investments. Previously, Dr. Guan worked at the Clinton Group, a New York based hedge fund, where he traded mortgage products.

Christine Hurtsellers, Portfolio Manager, has been with ING IM since 2005 and leads the fixed-income business for ING IM. From 1999 to 2005, Ms. Hurtsellers worked at Freddie Mac where she managed ARMs, MBS, CMO and mortgage derivatives portfolios. She also managed portfolios for Alliance Capital Management and Banc One.

Mike Hyman, Portfolio Manager, has been with ING IM since 2001 and is responsible for managing the investment-grade credit and structured portfolios across multiple client objectives. Prior to joining ING IM, Mr. Hyman worked in securitization and derivative structuring at GE Capital. Previously he managed proprietary fixed-income and derivative portfolio for Société Générale and Yasuda Trust and Bank.

ING Stock Index Portfolio

The following individual is solely responsible for the day-to-day management of the ING Stock Index Portfolio and has managed the Portfolio since April 2007.

Vincent Costa is Head of Quantitative Equity, responsible for leading the portfolio management effort and overseeing research for quantitative equity products. These products include index, enhanced index, and active quantitative funds. Mr. Costa joined ING Investment Management in April 2006 as Head of Portfolio Management for Quantitative Equity. Prior to joining ING, Mr. Costa was with Merrill Lynch Investment Management, where he worked for seven years in quantitative equity leadership positions. Most recently, he served as managing director and head of their quantitative investments organization where he had overseen some $60 billion in assets across 70 funds. Prior to that Mr. Costa worked at Bankers Trust Company as a Senior Portfolio Manager, managing global index and enhanced index products.

ING JPMorgan Small Cap Core Equity Portfolio and ING JPMorgan Value Opportunities Portfolio

J.P.Morgan Investment Management Inc.

J.P. Morgan Investment Management Inc. (“JPMorgan”) serves as the Sub-Adviser to the Portfolio and is an indirect wholly-owned subsidiary of JPMorgan Chase & Co., a bank holding company. JPMorgan also provides discretionary investment services to institutional clients and is principally located at 245 Park Avenue, New York, New York 10167. As of December 31, 2008, JPMorgan and its affiliates had $1.133 trillion in assets under management.

ING J.P.Morgan Small Cap Core Equity Portfolio

The following individuals jointly share responsibility for the day-to-day management of the J.P.Morgan Small Cap Core Equity Portfolio. Mr. Blum and Mr. Mr. Ruhl have co-managed the Portfolio since August 2004. Mr. Gawronski has co-managed the Portfolio since July 2005.

66

Management of the Portfolios (continued) Christopher T. Blum, CFA and Managing Director, is the CIO of the U.S. Behavioral Financial Group. An employee since 2001, Mr. Blum is responsible for the Intrepid and Behavioral Small Cap Strategies. Mr. Blum rejoined the firm in 2001 where he acted as a portfolio manager and headed the U.S. Behavioral Finance Small Cap Equity Group. Before rejoining the firm in 2001, Mr. Blum spent two years as a research analyst responsible for the valuation and acquisition of private equity assets at Pomona Capital. Prior to that, he spent over three years in the U.S. Structured Equity Group at JPMorgan where he focused on structured small-cap core and small-cap value accounts.

Glenn Gawronski, CFA and Vice President, is a portfolio manager in the U.S. Small Cap Equity Group and has 12 years of investment experience. He has been employed by JPMorgan and its affiliates since 1999.

Dennis S. Ruhl, CFA and Vice President, is the head of the U.S. Behavioral Finance Small Cap Equity Group. A member of the team since 2001, Mr Ruhl also acts as a portfolio manager and leads the group’s quantitative research effort. An employee since 1999, Mr. Ruhl previously worked on quantitative equity research (focusing on trading) as well as business development. Mr. Ruhl is the former New York and National Chair of the Board of Minds Matter, a non-profit mentoring organization. He is also a board member of the MIT Club of New York and Regional Vice Chair of the MIT Educational Council.

ING J.P.Morgan Value Oppoprtunities Portfolio

The following individuals are jointly responsible for the day-to-day management of the J.P.Morgan Value Opportunities Portfolio. Mr. Gutmann solely managed the Portfolio since April 2005 and has co-managed the Portfolio with Ms. Miller since February 2009.

Alan H. Gutmann, Vice President, is a portfolio manager in the Large Cap Value Team within the U.S. Equity Group. Mr. Gutmann has worked for JPMorgan since 2003, prior to which he was a research analyst and portfolio manager at Oppenheimer Capital, First Manhattan Co. and Neuberger Berman. Mr. Gutmann began his financial career as an analyst in the Merger & Acquisition Group of Citigroup Capital Markets formerly known as Salomon Brothers.

Kelly Miller, CFA, is a co-portfolio manager on the Large Cap Value Team within the U.S. Equity Group of JPMorgan Investment Management. An employee since 2002, Ms. Miller previously worked as an investment assistant for the U.S. Equity Team and as an analyst on the U.S. Equity Client Portfolio Management Team.

ING Lord Abbett Affiliated Portfolio

Lord, Abbett & Co. LLC

Lord, Abbett & Co. LLC (“Lord Abbett”) has served as Sub-Adviser to the Portfolio since December 2005. The principal address of Lord Abbett is 90 Hudson Street, Jersey City, New Jersey 07302. As of December 31, 2008, Lord Abbett managed $70 billion in assets.

The following individuals are jointly and primarily responsible for the day-to-day management of the Portfolio and have managed the Portfolio since December 2005.

Kenneth G. Fuller, Partner of Lord Abbett and Portfolio Manager, joined Lord Abbett in 2002.

Eli M. Salzmann, Partner of Lord Abbett and Director of Equity Investments, joined Lord Abbett in 1997.

ING PIMCO High Yield Portfolio

Pacific Investment Management Company LLC

Organized in 1971, Pacific Investment Management Company LLC (“PIMCO”) provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. The principal address of PIMCO is 840 Newport Center Drive, Newport Beach, California 92660. As of December 31, 2008, PIMCO had over $747 billion in assets under management.

PIMCO, a Delaware limited liability company, is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI LP”). Allianz SE (“Allianz SE”) is the indirect majority owner of AGI LP. Allianz SE is a European-based, multinational insurance and financial services holding company.

The following individual is responsible for the day-to-day management of the Portfolio and has managed the Portfolio since May 2007.

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Management of the Portfolios (continued) Mark T. Hudoff is an Executive Vice President and portfolio manager in the high-yield area. Mr. Hudoff joined PIMCO in 1996, previously having been associated with Bank Credit Analyst Research Group where he worked as a fixed-income strategist. He has over 20 years of investment experience.

ING Pioneer Equity Income Portfolio and ING Pioneer Fund Portfolio

Pioneer Investment Management, Inc.

Pioneer Investment Management, Inc. (“Pioneer”) is an indirect, wholly-owned subsidiary of UniCredito Italiano SpA, one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. The principal address of Pioneer is 60 State Street, Boston, Massachusetts 02109. As of December 31, 2008, assets under management were approximately $213 billion worldwide, including over $49 billion in assets under management by Pioneer.

ING Pioneer Equity Income Portfolio

The following individuals jointly share responsibility for the day-to-day management of the ING Pioneer Equity Income Portfolio and have co-managed the Portfolio since November 2006. Mr. Carey and Mr. Hunnewell are supported by the domestic equity team. Members of this team manage other Pioneer funds investing primarily in U.S. equity securities. The portfolio managers and the team also may draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer’s affiliate, Pioneer Investment Management Limited.

John A. Carey, Portfolio Manager, is an Executive Vice President and Portfolio Manager at Pioneer. Mr. Carey joined Pioneer as an analyst in 1979.

Walter Hunnewell, Jr., Associate Portfolio Manager, is a Vice President-Portfolio Manager of Pioneer, joined Pioneer as a Vice President-Assistant Portfolio Manager in August 2001 and has been an investment professional since 1985.

ING Pioneer Fund Portfolio

The following individuals jointly share responsibility for the day-to-day management of the ING Pioneer Fund Portfolio and have co-managed the Portfolio since April 2005. Mr. Carey and Mr. Hunnewell are supported by the domestic equity team. The team manages other Pioneer mutual funds investing primarily in U.S. equity securities. They may also draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer’s affiliate, Pioneer Investment Management Limited.

John A. Carey, Portfolio Manager, is an Executive Vice President and Portfolio Manager at Pioneer. Mr. Carey joined Pioneer as an analyst in 1979.

Walter Hunnewell, Jr., Associate Portfolio Manager, is a Vice President-Portfolio Manager of Pioneer, joined Pioneer as a Vice President-Assistant Portfolio Manager in August 2001 and has been an investment professional since 1985.

ING Wells Fargo Small Cap Disciplined Portfolio

Wells Capital Management, Inc.

Wells Capital Management, Inc. (“Wells Capital Management”) is a registered investment adviser and a wholly-owned subsidiary of Wells Fargo Bank, N.A. and was formed in 1986 from institutional investment teams that had been in place since 1991. The principal address of Wells Capital Management is 525 Market Street, 10th Floor, San Francisco, CA 94105. As of December 31, 2008, Wells Capital Management managed over $252 billion in assets.

The following individual is responsible for the day-to-day management of the Portfolio and has managed the Portfolio since November 2005.

James M. Tringas, CFA, CPA, joined Wells Capital Management in 2009 as a portfolio manager. He is also a managing director and senior portfolio manager with the Small Cap Value Team of Evergreen Investment Management Company. Mr. Tringas has been with Evergreen Investment Management Company or one of its predecessor firms since 1994. Prior to that time, he served as a Senior Consultant in the Personal Financial Group of Ernst & Young from 1990 to 1994. Mr. Tringas received both a BS (1988) and a MS (1990) in accounting from the University of Florida. He has been awarded the use of the Chartered Financial Analyst designation by the CFA Institute. He is also a Certified Public Accountant; he received his CPA license from the State of Florida in 1991.

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Management of the Portfolios (continued) Bryant VanCronkhite, CFA, CPA, is a senior research analyst for the Disciplined Value Equity Team at Wells Capital Management, has been promoted to take on the newly established role of co-portfolio manager for the team. Prior to becoming co-portfolio manager, Mr. VanCronkhite was a senior research analyst on the team, which he joined in 2004. Earlier, Mr. VanCronkhite was a mutual fund accountant for Strong Capital Management. He earned a bachelor’s degree and a master’s degree in professional accountancy from the University of Wisconsin–Whitewater and is a certified public accountant. He is a member of the CFA Institute and has earned the right to use the CFA designation.

Additional Information Regarding Portfolio Managers

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager and each portfolio manager’s ownership of securities in the Portfolio.

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Taxes and Distributions

Holders of Variable Contracts should refer to the prospectus for their contracts for information regarding the tax consequences of owning such contracts and should consult their tax adviser before investing.

Dividends from net investment income are declared and paid by each Portfolio (except ING PIMCO High Yield Portfolio) at least annually. For ING PIMCO High Yield Portfolio, dividends from net investment income, if any, are declared daily and paid monthly. Each Portfolio will also pay distributions from net realized capital gains, reduced by available capital losses, at least annually. All dividends and capital gain distributions will be automatically reinvested in additional shares of a Portfolio at the NAV of such shares on the payment date, unless participating insurance company’s separate account is permitted to hold cash and elects to receive payment in cash. From time to time, a portion of a Portfolio’s dividends may constitute a return of capital.

Each Portfolio intends to qualify as a regulated investment company (“RIC”) for federal income tax purposes by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”), including requirements with respect to diversification of assets, distribution of income and sources of income. As a RIC, a Portfolio generally will not be subject to tax on its net investment company taxable income and net realized capital gain. Each Portfolio also intends to comply with the diversification requirements of Section 817(h) of the Code and the underlying regulations for Variable Contracts so that owners of these contracts should not be subject to federal tax on distribution of dividends and income from a Portfolio to the insurance company’s separate accounts.

Since the sole shareholders of a Portfolio will be separate accounts or other permitted investors, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of the Policies, see the attached prospectus for the Policy.

See the SAI for further information about tax matters.

THE TAX STATUS OF YOUR INVESTMENT IN A PORTFOLIO DEPENDS UPON THE FEATURES OF YOUR VARIABLE CONTRACT. FOR FURTHER INFORMATION, PLEASE REFER TO THE PROSPECTUS FOR THE VARIABLE CONTRACT.

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Performance of a Similarly Managed Mutual Fund

ING Pioneer Equity Income Portfolio has substantially the same investment objective, policies and investment strategies as an existing mutual fund (“Comparable Fund”) that is sold either directly to the public on a retail basis or through variable products and that is advised or sub-advised by Pioneer.

While the above-mentioned Portfolio is managed in a manner similar to that of the Comparable Fund whose historical performance is presented below, investors should be aware that the Portfolio is not the same fund and will not have the same performance. Investments made by the Portfolio at any given time may not be the same as those made by the Comparable Fund. Different performance will result due to factors such as differences in the cash flows into and out of the Portfolio, different fees and expenses, and differences in portfolio size and positions. In addition, you should note that the total operating expenses of the Comparable Fund may be lower than the total operating expenses of the Portfolio. In such instances, the performance of the Comparable Fund would be negatively impacted if the total operating expenses of the Portfolio had been used to compute the Comparable Fund’s performance.

The historical performance of the Comparable Fund is presented below. You should not consider the performance of the Comparable Fund as an indication of the future performance of the Portfolio. The performance figures shown below reflect the deduction of the historical fees and expenses paid by the Comparable Fund and not to be paid by the Portfolio. The figures do not reflect the deduction of any insurance fees or charges that are imposed by the insurance company in connection with its sale of Variable Contracts. You should refer to the separate account prospectuses, prospectus summary or disclosure statement describing the Variable Contracts for information pertaining to these insurance fees and charges. If the insurance fees or charges were included, the performance results would be lower. The results shown below reflect the reinvestment of dividends and distributions, and, aside from fee and expense differences, were calculated in the same manner that will be used by the Portfolio to calculate its own performance. Performance is net of all other fees including sales load. Please be advised that although only one Comparable Fund is shown for the Portfolio, the sub-adviser of the Portfolio may manage substantially similar mutual funds, the performance of which is not shown.

The following table shows the average annual total returns of the Comparable Fund for the stated periods ended December 31, 2008, as well as a comparison with the performance of the applicable benchmarks.(1)

	1 Year	3 Years	5 Years	10 Years (or since inception)
Pioneer Equity Income Fund – Class A (PEQIX)	(30.02)%	(4.77)%	1.23%	1.55%
(Comparable to ING Pioneer Equity Income Portfolio) Pioneer Equity Income Portfolio VCT I	(30.02)%	(4.77)%	1.23%	1.55%
(Comparable to ING Pioneer Equity Income Portfolio) Russell 1000® Value Index(1)	(36.85)%	(8.32)%	(0.79)%	1.36%
(1)	The Russell 1000® Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.
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Financial Highlights

The following financial highlights are intended to help you understand each Portfolio’s Class I shares’ financial performance for the past 5 years (or, if shorter, for the period of the Class’ operations). Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Portfolio (assuming reinvestment of all dividends and distributions), but does not include charges and expenses attributable to any insurance products and would be lower if they did. The information has been derived from the Portfolios’ financial statements, which have been audited by KPMG LLP, an independent registered public accounting firm, whose report, along with the Portfolios’ financial statements, are included in the annual shareholder report, which is incorporated by reference into the SAI and is available upon request.

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Financial Highlights (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations			Less distributions						Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions	Payments by affiliates	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses, net of fee waivers and/or recoupments, if any(2)(3)	Expenses, net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or Period ended	($)	($)	($)	($)	($)	($)	($)		($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
ING BlackRock Large Cap Value Portfolio
Class I
12-31-08	14.08	0.13•	(4.94)	(4.81)	0.08	0.59	0.67	—	8.60	(35.19)	0.80	0.74†	0.74†	1.12†	112,925	129
12-31-07	13.94	0.11•	0.55	0.66	0.08	0.44	0.52	—	14.08	4.55	0.80	0.74	0.74	0.77	114,103	110
12-31-06	12.35	0.12•	1.90	2.02	0.10	0.33	0.43	—	13.94	16.65	0.80	0.75	0.75	0.90	43,567	103
12-31-05	11.70	0.10	0.55	0.65	—	0.00*	0.00*	—	12.35	5.56	0.82	0.78	0.78	0.83	44,567	170
05-18-04(4) - 12-31-04	10.75	0.05	1.46	1.51	0.04	0.52	0.56	—	11.70	14.15	0.80	0.80	0.80	0.76	47,498	75
ING Clarion Real Estate Portfolio
Class I
12-31-08	28.55	0.58•	(10.01)	(9.43)	0.41	4.58	4.99	—	14.13	(38.36)	0.65	0.64†	0.64†	2.58†	370,871	53
12-31-07	39.06	0.72•	(6.85)	(6.13)	0.51	3.87	4.38	—	28.55	(17.52)	0.64	0.64	0.64	2.05	337,942	40
12-31-06	31.11	0.65•	10.55	11.20	0.52	2.73	3.25	—	39.06	37.95	0.65	0.65	0.65	1.84	224,507	28
12-31-05	27.68	0.58(a)	4.06†(a)	4.64	0.35	0.86	1.21	—	31.11	17.11	0.65	0.65	0.65	1.86†	9,654	24
12-31-04	20.48	0.60	7.20	7.80	0.38	0.22	0.60	—	27.68	38.13	0.67	0.67	0.67	4.55	4,711	18
ING Growth and Income Portfolio II
Class I
12-31-08	10.54	0.08•	(5.33)	(5.25)	0.02	1.86	1.88	—	3.41	(55.46)	0.74	0.74	0.70	0.95	12,536	34
12-31-07	11.31	0.01	(0.64)	(0.63)	—	0.14	0.14	—	10.54	(5.71)	0.74	0.74	0.73	0.15	531,658	28
12-31-06	10.63	0.01	0.70	0.71	—	0.03	0.03	—	11.31	6.76	0.78	0.78	0.77	0.10	373,802	11
12-31-05	10.03	0.01•	0.61	0.62	—	0.02	0.02	—	10.63	6.19	0.79	0.79	0.79	0.07	44,965	11
05-06-04(4) - 12-31-04	8.86	0.00*	1.20	1.20	0.03	—	0.03	—	10.03	13.52	0.81	0.81	0.81	0.13	3,713	95
ING Index Plus International Equity Portfolio
Class I
12-31-08	14.17	0.34•	(5.23)	(4.89)	0.76	3.36	4.12	—	5.16	(43.73)	0.76	0.60	0.60	3.15	119,983	176
12-31-07	13.11	0.29•	0.82	1.11	0.01	0.04	0.05	—	14.17	8.45	0.61	0.55	0.55	2.03	676,160	188
12-31-06	10.82	0.20•	2.54	2.74	0.16	0.29	0.45	—	13.11	25.32	0.63	0.55	0.55	1.64	272,333	155
07-29-05(4) - 12-31-05	10.00	0.02	1.04	1.06	0.05	0.19	0.24	—	10.82	10.54	0.79	0.55	0.55	0.78	3,204	77
ING International Growth Opportunities Portfolio
Class I
12-31-08	10.34	0.48•	(4.89)	(4.41)	0.13	2.53	2.66	0.16	3.43	(52.14)††	1.05	1.05†	1.05†	13.78†	990	135
12-31-07	10.73	0.09	1.80	1.89	0.16	2.12	2.28	—	10.34	18.72	1.01	1.01†	1.01†	0.90†	1	135
04-28-06(4) - 12-31-06	12.02	0.10•	0.39	0.49	0.22	1.56	1.78	—	10.73	5.92	1.02	1.02	1.02	1.35	1	148
ING JPMorgan Small Cap Core Equity Portfolio
Class I
12-31-08	13.36	0.06	(3.77)	(3.71)	0.09	1.10	1.19	—	8.46	(29.74)	0.88	0.86†	0.86†	0.77†	113,694	62
12-31-07	14.33	0.12	(0.25)	(0.13)	0.05	0.79	0.84	—	13.36	(1.56)	0.88	0.85	0.85	0.81	117,034	47
12-31-06	12.57	0.06	2.04	2.10	0.01	0.33	0.34	—	14.33	16.95	0.88	0.86	0.86	0.50	131,532	43
12-31-05	13.39	0.05•	0.44	0.49	—	1.31	1.31	—	12.57	4.00	0.89	0.89	0.88	0.39	94,448	57
05-06-04(4) - 12-31-04	11.15	0.01	2.24	2.25	—	0.01	0.01	—	13.39	20.21	0.89	0.89	0.89	0.12	41,807	147
See Accompanying Notes to Financial Highlights
73

Financial Highlights (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.

See Accompanying Notes to Financial Highlights

		Income (loss) from investment operations			Less distributions						Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses, net of fee waivers and/or recoupments, if any(2)(3)	Expenses, net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or Period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
ING JPMorgan Value Opportunities Portfolio
Class I
12-31-08	11.76	0.20•	(4.54)	(4.34)	0.36	1.12	—	1.48	5.94	(39.34)	0.55	0.53†	0.53†	2.27†	218,059	95
12-31-07	12.71	0.23•	(0.26)	(0.03)	0.20	0.72	—	0.92	11.76	(0.96)	0.54	0.53	0.53	1.80	302,744	84
12-31-06	10.76	0.23•	1.95	2.18	0.09	0.14	—	0.23	12.71	20.47	0.55	0.53	0.53	1.97	264,845	90
05-04-05(4) - 12-31-05	10.17	0.14•	0.45	0.59	—	—	—	—	10.76	5.80	0.53	0.53	0.53	1.97	109,779	48
ING Limited Maturity Bond Portfolio
Class I
12-31-08	11.09	0.49•	(0.46)	0.03	0.76	0.08	—	0.84	10.28	0.06	0.27	0.27†	0.27†	4.45†	213,975	310
12-31-07	10.70	0.52•	0.12	0.64	0.25	—	—	0.25	11.09	6.09	0.27	0.27†	0.27†	4.78†	487,841	439
12-31-06	10.70	0.49•	(0.07)	0.42	0.42	—	—	0.42	10.70	4.02	0.28	0.28†	0.28†	4.64†	118,858	352
04-29-05(4) - 12-31-05	11.14	0.28•	(0.12)	0.16	0.57	0.03	—	0.60	10.70	1.44	0.29	0.29	0.29	3.96	3,265	219
ING Lord Abbett Affiliated Portfolio
Class I
12-31-08	12.68	0.17	(4.48)	(4.31)	0.32	1.52	—	1.84	6.53	(36.39)	0.75	0.75†	0.75†	1.70†	78,882	108
12-31-07	12.68	0.16•	0.40	0.56	0.25	0.31	—	0.56	12.68	4.35	0.75	0.75	0.74	1.25	142,519	131
12-31-06	11.98	0.19•	1.82	2.01	0.16	1.15	—	1.31	12.68	17.92	0.75	0.75	0.74	1.56	91,058	48
12-31-05	11.50	0.16•	0.49	0.65	0.17	—	—	0.17	11.98	5.73	0.75	0.75	0.75	1.36	1,270	141
12-31-04	10.51	0.13•	0.95	1.08	0.09	—	—	0.09	11.50	10.26	0.75	0.75	0.75	1.65	1,286	36
ING PIMCO High Yield Portfolio
Class I
12-31-08	9.88	0.66	(2.76)	(2.10)	0.70	0.00*	0.06	0.76	7.02	(22.37)	0.49	0.49	0.49	8.50	405,134	416
12-31-07	10.31	0.71	(0.39)	0.32	0.70	0.05	—	0.75	9.88	3.12	0.50	0.50	0.50	6.93	45,773	153
12-31-06	10.20	0.72•	0.18	0.90	0.70	0.09	—	0.79	10.31	9.22	0.50	0.50	0.50	7.11	162,093	72
04-29-05(4) - 12-31-05	10.07	0.48•	0.16	0.64	0.49	0.02	—	0.51	10.20	6.48	0.50	0.50	0.50	7.10	841	102
ING Pioneer Equity Income Portfolio
Class I
12-31-08	9.18	0.24	(3.02)	(2.78)	0.23	—	0.01	0.24	6.16	(30.12)	0.81	0.69†	0.69†	3.06†	116,455	23
05-11-07(4) - 12-31-07	10.00	0.19•	(0.88)	(0.69)	0.13	—	—	0.13	9.18	(6.94)	0.78	0.69	0.68	3.16	165,905	20
ING Pioneer Fund Portfolio
Class I
12-31-08	13.16	0.22	(4.62)	(4.40)	0.38	0.45	0.01	0.84	7.92	(34.53)	0.73	0.69†	0.68†	1.75†	23,411	13
12-31-07	12.92	0.16	0.55	0.71	0.16	0.31		0.47	13.16	5.36	0.74	0.69	0.69	1.24	41,028	24
12-31-06	11.04	0.16	1.72	1.88	—	—	—	—	12.92	17.03	0.76	0.71	0.71	1.33	31,524	19
04-29-05(4) - 12-31-05	10.06	0.11•	0.92	1.03	0.05	0.00*	—	0.05	11.04	10.25(b)	0.75	0.71	0.71	1.49	28,289	39
See Accompanying Notes to Financial Highlights
74

Financial Highlights (continued)
		Income (loss) from investment operations			Less distributions						Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses, net of fee waivers and/or recoupments, if any(2)(3)	Expenses, net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or Period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
ING Stock Index Portfolio
Class I
12-31-08	12.94	0.23•	(4.97)	(4.74)	0.39	0.11	—	0.50	7.70	(37.12)	0.26	0.26†	0.26†	2.14†	333,552	3
12-31-07	12.85	0.23	0.46	0.69	0.22	0.38	—	0.60	12.94	5.28	0.26	0.26†	0.26†	1.90†	481,091	4
12-31-06	11.40	0.21•	1.52	1.73	0.19	0.09	—	0.28	12.85	15.52	0.27	0.27†	0.27†	1.74†	405,602	9
12-31-05	10.90	0.19	0.31	0.50	—	—	—	—	11.40	4.59	0.28	0.28	0.28	1.68	388,184	6
05-03-04(4) - 12-31-04	10.00	0.11	0.94	1.05	0.12	0.03	—	0.15	10.90	10.52	0.27	0.27	0.27	2.14	378,706	8
ING Wells Fargo Small Cap Disciplined Portfolio
Class I
12-31-08	11.01	0.11	(3.42)	(3.31)	0.13	1.30	—	1.43	6.27	(32.58)	0.93	0.87†	0.87†	1.06†	84,464	69
12-31-07	11.40	0.10	(0.49)	(0.39)	—	—	—	—	11.01	(3.42)	0.92	0.87	0.87	0.97	146,223	111
12-31-06	9.73	0.08•	1.86	1.94	0.05	0.22	—	0.27	11.40	19.93	0.94	0.87	0.87	0.73	111,724	62
11-30-05(4) - 12-31-05	10.00	(0.01)	(0.26)	(0.27)	—	—	—	—	9.73	(2.70)	1.28	0.87	0.87	(1.27)	1	1

See Accompanying Notes to Financial Highlights
75

Accompanying Notes to Financial Highlights

(1)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(2)	Annualized for periods less than one year.
(3)	Expense ratios reflect operating expenses of a Portfolio. Expenses before reductions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage commission recapture arrangements, if any, or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor but prior to reductions from brokerage commission recapture arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.
(4)	Commencement of operations.
•	Calculated using average number of shares outstanding throughout the period.
*	Amount is less than $0.005 or less than $500 or more than $(0.005) or more than (0.005)%.
†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.
††	Excluding a payment by affiliate in 2008, International Growth Opportunities total return would have been (54.37)%.
(a)	Effective January 1, 2005, the Portfolio adopted a policy to reduce cost of investments for financial statement purposes by the distributions received in excess of income from Real Estate Investment Trusts. The effect of this change for the twelve months ended December 31, 2005 was to decrease net investment income per share by $0.42, increase net realized and unrealized gain on investments by $0.42 and decrease the ratio of net investment income to average net assets from 3.21% to 1.86%.
(b)	In 2005, the Investment Adviser fully reimbursed the Portfolio for a loss incurred from a transaction not meeting the Portfolio’s investment guidelines. The impact on the total return was 0.02%, and excluding this item, total return would have been 10.23%.
See Accompanying Notes to Financial Highlights
76

To Obtain
More Information

A Statement of Additional Information, dated May 1, 2009, has been filed with the SEC, and is made a part of this Prospectus by reference.

Additional information about the Portfolios’ investments will be available in the Portfolios’ annual and semi-annual shareholder report. In the annual shareholder report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolios’ performance during its last fiscal year and the independent registered public accounting firm’s report.

To obtain free copies of the ING Investors Trust’s annual and semi-annual shareholder reports and the Portfolios’ Statement of Additional Information or to make inquiries about the Portfolios, please write to the Trust at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258, call 1-800-366-0066, or visit our website at www.ingfunds.com.

Information about the ING Investors Trust can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Reports and other information about ING Investors Trust are available on the EDGAR Database on the SEC’s Internet Site at http://www.sec.gov. You may obtain copies of information for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, NE Washington, D.C. 20549-0102.

05/01/09	SEC File No. 811-05629

ING INVESTORS TRUST

Prospectus
May 1, 2009
Institutional Class
Book 3

Bond Funds
ING BlackRock Inflation Protected Bond Portfolio Stock Funds
ING Disciplined Small Cap Value Portfolio
ING Goldman Sachs Commodity Strategy Portfolio NOT ALL PORTFOLIOS MAY BE AVAILABLE IN ALL JURISDICTIONS, UNDER ALL VARIABLE CONTRACTS OR UNDER ALL PLANS

This Prospectus contains important information about investing in the Institutional Class shares of certain Portfolios of ING Investors Trust. You should read it carefully before you invest, and keep it for future reference. Please note that your investment: is not a bank deposit; is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”), the Federal Reserve Board or any other government agency; and is affected by market fluctuations. There is no guarantee that the Portfolios will achieve their respective investment objective.

As with all mutual funds, the U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities nor has the SEC judged whether the information in the Prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.

You should read this Prospectus in conjunction with the prospectus for the separate account before investing. Both prospectuses should be read carefully and retained for future reference.

1

2

Introduction

ING Investors Trust

ING Investors Trust (“Trust”) is an open-end management investment company. The Trust consists of a group of mutual fund portfolios (each, a “Portfolio” and collectively, the “Portfolios”). Only certain of these Portfolios are offered in this prospectus (“Prospectus”).

Advisers

Directed Services LLC (“DSL”) serves as the investment adviser to the Portfolios, except ING Disciplined Small Cap Portfolio; and ING Investments, LLC (“ING Investments”) serves as the investment adviser to ING Disciplined Small Cap Portfolio (each, an “Adviser” and collectively, “Advisers”). Each Portfolio has a sub-adviser referred to herein as a “Sub-Adviser.” DSL and ING Investments are indirect, wholly-owned subsidiaries of ING Groep, N.V. (“ING Groep”) (NYSE: ING), a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services to over 75 million private, corporate and institutional clients in more than 50 countries. With a diverse workforce of about 125,000 people, ING comprises a broad spectrum of prominent companies that increasingly serve their clients under the ING brand.

On December 29, 2006, an internal reorganization was undertaken in which Directed Services, Inc. (“DSI”), the former adviser to the Portfolios, was reorganized into a limited liability company and became a wholly-owned subsidiary of ING Life Insurance and Annuity Company. The resulting company was DSL, a registered investment adviser and broker-dealer. As a result of this reorganization, DSI’s advisory contracts were assumed by DSL.

Portfolios and Sub-Advisers

ING BlackRock Inflation Protected Bond Portfolio – BlackRock Financial Management, Inc.

ING Disciplined Small Cap Value Portfolio – ING Investment Management Co.

ING Goldman Sachs Commodity Strategy Portfolio – Goldman Sachs Asset Management, L.P.

Classes of Shares

Each Portfolio’s shares are classified into Adviser Class (“ADV Class”), Institutional Class (“Class I”), Service Class (“Class S”), and Service 2 Class shares. ING BlackRock Inflation Protected Bond Portfolio does not offer Service 2 Class shares. The four classes of shares of each Portfolio are identical except for different expenses, certain related rights and certain shareholder services. All classes of each Portfolio have a common investment objective and investment portfolio. Only the Class I shares are offered in this Prospectus. Class I shares are not subject to any sales loads, servicing fees or Rule 12b-1 distribution fees.

Investing Through Your Variable Contract or Qualified Plan

Shares of the Portfolios may be offered to separate asset accounts (“Separate Accounts”) of insurance companies as investment options under variable annuity contracts and variable life insurance policies (“Variable Contracts”). Shares may also be offered to qualified pension and retirement plans (“Qualified Plans”) outside the Variable Contracts and to certain investment advisers and their affiliates in connection with the creation or management of a Portfolio. Class I shares also may be made available to certain other investment companies, including series of the Trust under fund-of-funds arrangements.

Participating insurance companies and other designated organizations are authorized to receive purchase orders on the Portfolios’ behalf.

Why Reading this Prospectus is Important

This Prospectus explains the investment objective, principal investment strategies, and risks of each of the Portfolios. Reading the Prospectus will help you to decide whether a Portfolio is the right investment for you. You should keep this Prospectus for future reference.

3

Description of the Portfolios

ING BlackRock Inflation Protected Bond Portfolio

Sub-Adviser

BlackRock Financial Management Inc. (“BlackRock Financial Management”)

Investment Objective

Seeks to maximize real return, consistent with preservation of real capital and prudent investment management. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

The Sub-Adviser normally invests at least 80% of its net assets (plus borrowings for investment purposes) in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and U.S. and non-U.S. corporations. Inflation-indexed bonds are fixed-income securities that are structured to provide protection against inflation. The Portfolio will provide at least 60 days’ prior notice of any change in the investment policy. The value of the bond’s principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. The U.S. Treasury uses the Consumer Price Index for Urban Consumers as the inflation measure. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by the government. “Real return” equals total return less the estimated cost of inflation, which is typically measured by the change in an official inflation measure. The Portfolio maintains an average portfolio duration that is within ±20% of the duration of the Barclays Capital Global Real U.S. TIPS Index (the Portfolio’s benchmark).

The Portfolio may invest up to 20% of its assets in non-investment grade bonds (high-yield or junk bonds) or securities of emerging market issuers. The Portfolio also may invest up to 20% of its assets in non-dollar denominated securities of non-U.S. issuers, and may invest without limit in U.S. dollar denominated securities of non-U.S. issuers. The Portfolio is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified fund.

The Portfolio may also purchase: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, collateralized mortgage obligations, investment-grade corporate bonds and asset-backed securities. Securities are purchased for the Portfolio when the Sub-Adviser believes that they have the potential for above-average real return. The Portfolio measures its performance against the benchmark.

Non-investment grade bonds acquired by the Portfolio will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor’s Ratings Services or Ba or lower by Moody’s Investors Service, Inc.) or will be determined by the management team to be of similar quality. Split rated bonds will be considered to have the higher of the two credit ratings.

The Sub-Adviser may, when consistent with the Portfolio’s investment goal, buy or sell options or futures, or enter into credit default swaps, interest rate or foreign currency transactions, including swaps (collectively, commonly known as “derivatives”). The Portfolio typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Portfolio may also use derivatives to enhance returns, in which case their use would involve leveraging risk. The Portfolio may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The Portfolio may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended and the rules, regulations and exemptive orders thereunder.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective.

The Portfolio also may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.
4

Description of the Portfolios (continued)

Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the Sub-Adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Asset-Backed Securities Risk
Credit Derivatives Risk
Credit Risk
Currency Risk
Debt Securities Risk
Derivatives Risk
Diversification Risk
Emerging Markets Risk
Foreign Investment Risk
High-Yield, Lower-Grade Debt Securities Risk
Inflation-Index Bonds Risk
Interest Rate Risk
Leveraging Risk
Manager Risk
Mortgage-Related Securities Risk
Other Investment Companies Risk
Portfolio Turnover Risk
Securities Lending Risk
U.S. Government Securities and Obligations Risk

Please see “Summary of Principal Risks” following the “Description of the Portfolios” section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information (“SAI”).

Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the Portfolio’s performance for the first full calendar year of operations, and the table compares the Portfolio’s performance to the performance of a broad measure of market performance for the same period. The Portfolio’s past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under your Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

In addition, performance of a similarly managed fund is presented in the section of this Prospectus entitled “Performance of a Similarly Managed Mutual Fund.”

5

Description of the Portfolios (continued)

The bar chart below provides some indication of the risks of investing in the Portfolio by showing the Portfolio’s Class I shares’ performance for the first full calendar year of operations.

Year-by-Year Total Return(1)
(For the period ended December 31)

Best and Worst Quarterly Returns during this Period:

Best:	1st Quarter	2008:	4.71%
Worst:	3rd Quarter	2008:	(4.00)%

The following table provides some indication of the risks of investing in the Portfolio by comparing the Portfolio’s Class I shares’ performance to that of a broad measure of market performance – the Barclays Capital U.S. Treasury Inflation Protected Securities (“Barclays Capital U.S. TIPS”) Index (formerly, the Lehman Brothers® U.S. Treasury Inflation Protected Securities Index). The Barclays Capital U.S. TIPS Index is an unmanaged market index made up of U.S. Treasury Inflation Linked Indexed securities. It includes the reinvestment of dividends net of witholding taxes, but does not reflect fees, brokerage commissions, or other expenses of investing. It is not possible to invest directly in the index.

Average Annual Total Returns(1) (For the periods ended December 31, 2008)
	1 Year	5 Years (or Life of Class)	10 Years
Class I Return	(1.60)%	3.02%(1)	N/A
Barclays Capital U.S. TIPS Index	(2.35)%	5.58%(2)	N/A
(1)	Class I shares commenced operations on April 30, 2007.
(2)	The index return is for the period beginning May 1, 2007.

6

Description of the Portfolios (continued)

ING Disciplined Small Cap Value Portfolio

Sub-Adviser

ING Investment Management Co. (“ING IM”)

Investment Objective

To outperform the total return performance of the Russell 2000®Value Index by investing in common stocks of small companies whose stock prices are believed to be undervalued. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

The Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in securities of small-capitalization companies included in the Russell 2000® Value Index. The Portfolio will provide shareholders with at least 60 days’ prior notice of any change in this investment policy.

The Russell 2000®Value Index is a stock market index comprised of common stocks with lower price-to-book ratios and lower forecasted growth values as defined by Russell Investment Group. The Sub-Adviser defines small-capitalization companies as companies that are included in the Russell 2000® Value Index at the time of purchase. The market capitalization range is reset monthly and will change with market conditions as the market capitalization ranges of the companies in the Russell 2000® Value Index changes. As of December 31, 2008, the smallest company in the Russell 2000® Value Index had a market capitalization of $7 million and the largest company had a market capitalization of $3.3 billion.

In managing the Portfolio, the Sub-Adviser seeks to achieve the Portfolio’s investment objective by overweighting those stocks in the Russell 2000® Value Index that the Sub-Adviser believes will outperform the Index, and underweighting (or avoiding altogether) those stocks in the Russell 2000®Value Index that the Sub-Adviser believes will underperform the Russell 2000® Value Index. Stocks that the Sub-Adviser believes are likely to match the performance of the Russell 2000® Value Index are generally invested in proportion to their representation in the Russell 2000® Value Index. In determining stock weightings, the Sub-Adviser uses internally developed quantitative computer models to evaluate various criteria, such as the financial strength of each issuer and its potential for strong, sustained earnings growth. Although the Portfolio will not hold all of the stocks in the Russell 2000® Value Index, the Sub-Adviser expects that there will be a significant correlation between the performance of the Portfolio and that of the Russell 2000® Value Index in both rising and falling markets.

The Portfolio may invest in derivative instruments. The Portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective.

Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the Sub-Adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Derivatives Risk
Equity Securities Risk
Index Strategy Risk
Investment Models Risk
Liquidity Risk
Manager Risk
Other Investment Companies Risk
Portfolio Turnover Risk
Securities Lending Risk
Small-Capitalization Company Risk
Value Investing Risk

7

Description of the Portfolios (continued)

Please see “Summary of Principal Risks” following the “Description of the Portfolios” section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information (“SAI”).

Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the changes in the Portfolio’s performance from year to year, and the table compares the Portfolio’s performance to the performance of a broad measure of market performance for the same period. The Portfolio’s past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under your Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s Class I shares’ performance from year to year.

Year-by-Year Total Returns(1)
(For the periods ended December 31 of each year)

Best and Worst Quarterly Returns during this Period:

Best:	2nd Quarter	2007:	2.87%
Worst:	4th Quarter	2008:	(25.09)%
8

Description of the Portfolios (continued)

The following table provides some indication of the risks of investing in the Portfolio by comparing the Portfolio’s Class I shares’ performance to that of a broad measure of market performance – the Russell 2000® Value Index. The Russell 2000® Value Index is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The index includes the reinvestment of dividends net of witholding taxes, but does not reflect fees, brokerage commissions, or other expenses of investing. It is not possible to invest directly in the index.

Average Annual Total Returns(1) (For the periods ended December 31, 2008)
	1 Year	5 Years (or Life of Class)	10 Years
Class I Return	(33.38)%	(15.95)%(1)	N/A
Russell 2000® Value Index	(28.92)%	(12.72)%(2)	N/A
(1)	Class I shares commenced operations on April 28, 2006.
(2)	The index return is for the period beginning May 1, 2006.

9

Description of the Portfolios (continued)

ING Goldman Sachs Commodity Strategy Portfolio

Sub-Adviser

Goldman Sachs Asset Management, L.P. (“GSAM”)

Investment Objective

The Portfolio seeks long-term total return consisting of capital appreciation and income. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

In pursuing its investment objective, the Portfolio seeks to maintain substantial economic exposure to the performance of the commodities markets. The Portfolio invests in a portfolio of commodity index-linked securities (including leveraged and unleveraged structured notes), other commodity-linked securities and derivative instruments and in other fixed-income and debt instruments. The Portfolio is designed to provide exposure that corresponds to the investment return of assets that trade in the commodity markets without direct investment in physical commodities. It is expected that certain of the Portfolio’s investments will produce leveraged exposure to the commodities markets. Under normal circumstances, the Portfolio invests at least 25% of its assets in commodity-linked structured notes.

Commodity Investments. The Portfolio intends to gain exposure to commodities markets primarily by investing in structured notes where the principal or coupon payments are linked to the Dow Jones – AIG Commodity Index Total ReturnSM (“DJ-AIGCITRSM”). The DJ-AIGCITRSM is a broadly diversified futures index composed of futures contracts on 19 physical commodities and is weighted among commodity sectors using dollar-adjusted liquidity and production data. In pursuing its objective, the Portfolio attempts to provide exposure to the returns of real assets that trade in the commodity markets without direct investment in physical commodities. Real assets include oil, gas, industrial and precious metals, livestock, and agricultural or meat products, or other items that have tangible properties. Commodity-linked investments may be more volatile and less liquid than the underlying instruments and their value may be affected by the performance of commodities as well as weather, tax, and other regulatory or political developments, overall market movements and other factors affecting the value of particular industries or commodities, such as disease, embargoes, acts of war or terrorism.

The Portfolio invests in commodity-linked derivative instruments such as commodity-linked structured notes. The Portfolio invests in commodity-linked notes that pay a return linked to the performance of a commodities index or basket of futures contracts with respect to all of the commodities in an index. The principal and/or interest payments of commodity-linked derivatives are tied to the value of a real asset or commodity index. Structured notes may be structured by the issuer and the purchaser of the note. The notes are derivative debt instruments with principal payments generally linked to the value of commodities, commodity futures contracts or the performance of commodity indices and interest and coupon payments pegged to a market-based interest rate, such as LIBOR or a bank’s prime rate. The value of these notes will rise or fall in response to changes in the underlying commodity or related index or investment. These notes expose the Portfolio economically to movements in commodity prices. The Portfolio will pursue its objective without directly investing in commodities. The Portfolio seeks to provide exposure to various commodities and commodities sectors. Commodity-linked derivative instruments include commodity index-linked securities and other derivative instruments that provide exposure to the investment returns of the commodities markets.

Fixed-Income Investments. The Portfolio invests in investment-grade fixed-income securities. Investment-grade securities are securities that are rated at the time of purchase at least BBB– by Standard & Poor’s Rating Services or at least Baa3 by Moody’s Investors Service, Inc., have a comparable rating by another nationally recognized statistical rating organization or, if unrated, are determined by the Sub-Adviser to be of comparable quality. The Portfolio may invest in corporate securities, U.S. government securities, mortgage-backed securities, asset-backed securities, and fixed-income securities issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and the political subdivisions, agencies and instrumentalities thereof (“Municipal Securities”) and other types of fixed-income securities. The average duration will vary. The Portfolio may invest up to 35% of its net assets in foreign securities, including countries with emerging securities markets and other foreign securities and foreign currency transactions. In addition, the Portfolio may invest up to 10% of its assets in non-investment grade fixed-income securities. The structured securities and commodity-linked derivative securities may also be considered fixed-income investments because they typically pay a predetermined rate of return until the security matures.

Non-investment grade fixed-income securities (commonly known as “junk bonds”) tend to offer high yields than higher rated securities with similar maturities. Non-investment grade fixed-income securities are, however, considered speculative and generally involve greater price volatility and greater risk of loss of principal and interest than higher rated securities. The Portfolio may purchase the securities of issuers that are in default.

Other. The Portfolio will also invest in repurchase agreements, convertible securities, options, futures, forwards and swaps. The Portfolio may invest in preferred stock, warrants, stock purchase rights and unseasoned companies, and the Portfolio may engage in when issued, delayed deliver and forward commitment transactions. However, the Portfolio
10

Description of the Portfolios (continued) will primarily allocate its assets between fixed-income and other debt securities and commodity-linked instruments. In pursuing its investment objective, the Portfolio uses the DJ-AIGCITRSM as its performance benchmark and will attempt to produce returns that correspond to the performance of the DJ-AIGCITRSM, but the Portfolio will not attempt to replicate the index. The Portfolio may, therefore, invest in securities that are not included in the DJ-AIGCITRSM.

The Portfolio will not invest 25% or more of its total assets in instruments issued by companies in any one industry. The Portfolio’s portfolio will reflect greater than 25% exposure to the group of industries represented in the DJ-AIGCITRSM, however, if, in the future, industries are added to or removed from representation in the DJ-AIGCITRSM, the group of industries in which the Portfolio’s exposure is concentrated will likewise change. DJ-AIGCITRSM is composed of commodities traded on U.S. exchanges, with the exception of aluminum, nickel and zinc, which trade on the London Metal Exchange. As of January 2008, the DJ-AIGCITRSM included 19 commodities including four energy products, six metals, and nine agricultural products. Current information on the composition of the index can be found at: www.djindexes.com.

The Portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, (the “1940 Act”), and the rules, regulations and exemptive orders thereunder.

The Portfolio also may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets. The Portfolio is “non-diversified” under the 1940 Act, as amended and may invest more of its assets in fewer issuers than “diversified” mutual funds. Therefore, the Portfolio may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the Sub-Adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Absence of Regulation Risk
Asset-Backed Securities Risk
Borrowing Risk
Call Risk
Commodities Risk
Convertible Securities Risk
Counterparty Risk
Credit Risk
Currency Risk
Debt Securities Risk
Derivatives Risk
Diversification Risk
Emerging Markets Risk
Equity Securities Risk
Extension Risk
Foreign Investment Risk
High Yield, Lower-Grade Debt Securities Risk
Industry Concentration Risk
Interest Rate Risk
Leveraging Risk
Liquidity Risk
Manager Risk
Market and Company Risk
Mortgage-Related Securities Risk
Other Investment Companies Risk
Over-the-Counter Investment Risk
Price Volatility Risk
Sector Risk
Securities Lending Risk
U.S. Government Securities and Obligations Risk

Please see “Summary of Principal Risks” following the “Description of the Portfolios” section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information (“SAI”).

Performance

Since the Portfolio did not have a full calendar year of operations as of December 31, 2008, there is no annual performance information included in this Prospectus.

11

Portfolio Fees and Expenses

The table that follows shows the estimated operating expenses paid each year by the Class I shares of the Portfolios. These estimated expenses are based on the expenses paid by the Portfolios in the fiscal year ended December 31, 2008. Actual expenses paid by the Portfolios may vary from year to year.

Your Variable Contract or Qualified Plan is a contract between you and the issuing life insurance company or plan provider. The Trust and the Portfolios are not parties to your Variable Contract or Qualified Plan, but are merely investment options made available to you by your insurance company or plan provider under your Variable Contract or Qualified Plan. The fees and expenses of the Portfolios are not fixed or specified under the terms of your Variable Contract or Qualified Plan. The table does not reflect fees or expenses that are, or may be, imposed under your Variable Contract or Qualified Plan. For information on these charges, please refer to the applicable Variable Contract prospectus, prospectus summary or disclosure statement. If you hold shares of a Portfolio that were purchased through an investment in a Qualified Plan, you should consult the plan administrator for information regarding additional expenses that may be assessed in connection with your plan.

Shareholder Transaction Expenses (fees you pay directly from your investment). Not Applicable.

Class I Shares
Annual Portfolio Operating Expenses(1)
(as a percentage of average daily net assets)

Portfolio	Management Fee	Distribution (12b-1) Fee	Other Expenses(2)	Acquired Fund Fees and Expenses(3)	Total Operating Expenses	Waivers, Reimbursements and Recoupments(4)	Net Operating Expenses
ING BlackRock Inflation Protected Bond	0.45%	—	0.13%	N/A	0.58%	—	0.58%
ING Disciplined Small Cap Value	0.55%	—	0.18%	0.01%	0.74%(5)	—	0.74%
ING Goldman Sachs Commodity Strategy	0.70%	—	0.19%(5)	0.00%(6)	0.89%(7)	—	0.89%
(1)	This table shows the estimated annual operating expenses for Class I shares of each Portfolio as a ratio of expenses to average daily net assets. These estimated annual operating expenses are based on each Portfolio’s actual operating expenses for Class I shares for its most recently completed fiscal year as adjusted for contractual changes if any, and fee waivers to which DSL or ING Investments, as Advisers to the Portfolios, have agreed for each Portfolio for the current fiscal year.
(2)	Pursuant to its administration agreement with the Trust, ING Funds Services, LLC receives an annual administration fee equal to 0.10% of average daily net assets for each Portfolio, which is reflected in Other Expenses.
(3)	The Acquired Fund Fees and Expenses are not fees or expenses incurred by the Portfolios directly. These fees and expenses include each Portfolio’s pro rata share of the cumulative expenses charged by the Acquired Funds in which the Portfolios invest. The fees and expenses will vary based on the Portfolio’s allocation of assets to, and the annualized net expenses of, the particular Acquired Funds. The impact of these fees and expenses is shown in Net Operating Expenses.
(4)	DSL and ING Investments have entered into written expense limitation agreements with certain of their respective Portfolios, under which they will limit expenses of the Portfolios, excluding interest, taxes, brokerage commissions, extraordinary expenses and Acquired Fund Fees and Expenses, if applicable, subject to possible recoupment by DSL or ING Investments, as applicable, within three years. The amount of these Portfolios’ expenses waived, reimbursed, or recouped during the last fiscal year is shown under the heading Waivers, Reimbursements, and Recoupments. The expense limitation agreements will continue through at least May 1, 2010. The expense limitation agreements are contractual and shall renew automatically for one-year terms unless DSL or ING Investments provide written notice of the termination of the expense limitation agreement at least 90 days prior to the end of the then current terms or upon termination of the Management Agreement. In addition, the expense limitation agreements may be terminated by the Trust upon at least 90 days’ written notice to the applicable Portfolio’s Adviser, DSL or ING Investments. For more information regarding the expense limitation agreements for these Portfolios, please see the Statement of Additional Information.
(5)	The Total Operating Expenses shown may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the Portfolio and do not include acquired fund fees and expenses.
(6)	Amount represents less than 0.01% and is included in Other Expenses.
(7)	Includes 0.03% of non-recurring offering expenses for ING Goldman Sachs Commodity Strategy Portfolio. Excluding this amount, Total Operating Expenses would have been 0.86%.
12

Portfolio Fees and Expenses (continued)

Examples.  The Examples are intended to help you compare the cost of investing in Class I shares of the Portfolios with the cost of investing in other mutual funds. The Examples do not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. If such expenses were reflected, the expenses and charges indicated would be higher. Although your actual cost may be higher or lower, the Examples show what your costs would be based on these assumptions. Keep in mind that this is an estimate. Actual expenses and performance may vary. The Examples assume that you invest $10,000 in the Class I shares of each Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Class I shares’ operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Portfolio	1 Year	3 Years	5 Years	10 Years
ING BlackRock Inflation Protected Bond	$59	$186	$324	$726
ING Disciplined Small Cap Value	$76	$237	$411	$918
ING Goldman Sachs Commodity Strategy	$91	$277	$480	$1,064

13

Summary of Principal Risks

The value of your investment in a Portfolio changes with the values of that Portfolio’s investments. Many factors can affect those values. The factors that are most likely to have a material effect on a particular Portfolio’s investment portfolio as a whole are called “principal risks.” The principal risks of each Portfolio are identified in the “Description of the Portfolios” section and are described below. Each Portfolio may be subject to additional principal risks and risks other than those described below because the types of investments made by a Portfolio can change over time.

Absence of Regulation Risk.  In general, there is less governmental regulation and supervision of transactions in the over-the-counter markets (in which option contracts and certain options on swaps are generally traded) than of transactions entered into on organized exchanges.

Asset-Backed Securities Risk.  The principal on asset-backed securities, like mortgage-related securities, may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and commercial mortgage-backed securities generally experience less prepayment than residential mortgage-related securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by a portfolio will generally be at lower rates of return than the return on the assets which were prepaid. Certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection. A portfolio’s investments in commercial mortgage-backed securities with several classes may be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit and prepayment risks. Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

Borrowing Risk.  A portfolio may borrow for temporary emergency purposes, including to meet redemptions. Borrowing may exaggerate changes in the net asset value of a portfolio’s shares and in the portfolio’s return. Borrowing will cost the portfolio interest expense and other fees. The cost of borrowing may reduce the portfolio’s return.

Call Risk.  During periods of falling interest rates, a bond issuer may “call,” or repay, its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, a portfolio would experience a decline in income.

Commodities Risk.  Commodity prices fluctuate for several reasons, including changes in market and economic conditions, the impact of weather on demand, levels of domestic production and imported commodities, energy conservation, domestic and foreign governmental regulation and taxation and the availability of local, intrastate and interstate transportation systems. Volatility of commodity prices, which may lead to a reduction in production or supply, may also negatively impact the performance of companies in natural resources industries that are solely involved in the transportation, processing, storing, distribution or marketing of commodities. Volatility of commodity prices may also make it more difficult for companies in natural resources industries to raise capital to the extent the market perceives that their performance may be directly or indirectly tied to commodity prices.

Convertible Securities Risk.  The value of convertible securities may fall when interest rates rise and increase when interest rates fall. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates. A portfolio could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

Counterparty.  Many of the protections afforded to participants on some organized exchanges, such as the performance guarantee of an exchange clearing house, are not available in connection with over-the-counter (‘‘OTC’’) derivatives transactions. Therefore, in those instances in which a fund enters into OTC derivatives transactions, the fund will be subject to the risk that its direct counterparty will not perform its obligations under the transactions and that the fund will sustain losses and be less likely to achieve its investment objective.

Credit Derivatives Risk.  A portfolio may enter into credit default swaps, both directly and indirectly in the form of a swap embedded within a structured note, to protect against the risk that a security will default. A portfolio pays a fee to enter into the trade and receives a fixed payment during the life of the swap. If there is a credit event, a portfolio either delivers the defaulted bond (if the portfolio has taken the short position in the credit default swap) or pays the par amount of the defaulted bond (if the portfolio has taken the long position in the credit default swap note). Risks of credit default swaps include the cost of paying for credit protection if there are no credit events.

14

Summary of Principal Risks (continued) Credit Risk.  A portfolio could lose money if a bond issuer (debtor) fails to repay interest and principal in a timely manner or if it goes bankrupt. This is especially true during periods of economic uncertainty or economic downturns. High-yield/high-risk bonds are especially subject to credit risk and are considered to be mostly speculative in nature.

Currency Risk.  A portfolio that invests directly in foreign currencies or in securities denominated in or that trade in foreign (non-U.S.) currencies is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls, or other political or economic developments in the United States or abroad. As a result, a portfolio’s investments in foreign currency-denominated securities may reduce the value of a portfolio’s assets.

Debt Securities Risk.  The value of debt securities may fall when interest rates rise. Debt securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter maturities. In addition, debt securities, such as bonds, involve credit risk as described above. These securities are also subject to interest rate risk. This is the risk that the value of the security may fall when interest rates rise. In general, the market price of debt securities with longer maturities tends to be more volatile in response to changes in interest rates than the market price of shorter-term securities.

Derivatives Risk.  The Portfolios may use futures, options, swaps and other derivative instruments to hedge or protect the Portfolio from adverse movements in underlying securities prices and interest rates or as an investment strategy to help attain the Portfolio’s investment objective. A Portfolio may also use a variety of currency hedging techniques, including foreign currency contracts, to attempt to hedge exchange rate risk or to gain exposure to a particular currency. A Portfolio’s use of derivatives could reduce returns, may not be liquid and may not correlate precisely to the underlying securities or index. Derivative securities are subject to market risk, which could be significant for those derivatives that have a leveraging effect that could increase the volatility of the Portfolio and may reduce returns for the Portfolio. Derivatives are also subject to credit risks related to the counterparty’s ability to perform, and any deterioration in the counterparty’s creditworthiness could adversely affect the instrument. A risk of using derivatives is that the Sub-Adviser might imperfectly judge the market’s direction, which could render a hedging strategy ineffective or have an adverse effect on the value of the derivative.

Diversification Risk.  A portfolio may be classified as a non-diversified investment company under the Investment Company Act of 1940, as amended (“1940 Act”), which means that the portfolio is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer. Declines in the value of that single company can significantly impact the value of the portfolio. The investment of a large percentage of a portfolio’s assets in the securities of a small number of issuers causes greater exposure to each of those issuers than for a more diversified fund, and may cause the portfolio’s share price to fluctuate more than that of a diversified investment company.

Emerging Markets Risk.  Emerging market countries are generally defined as countries in the initial stage of their industrialization cycles with low per capita income. Investment in emerging market countries presents risks in a greater degree than, and in addition to, those presented by investment in foreign issuers in general as these countries may be less politically and economically stable than other countries. A number of emerging market countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar from time to time, and devaluation may occur after investments in those currencies by a portfolio. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

It may be more difficult to buy and sell securities in emerging market countries as many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in emerging market countries that a future economic or political crisis could lead to: price controls; forced mergers of companies; expropriation or confiscatory taxation; seizure; nationalization; foreign exchange controls that restrict the transfer of currency from a given country; or creation of government monopolies.

15

Summary of Principal Risks (continued)

Equity Securities Risk.  Equity securities include common, preferred and convertible preferred stocks and securities with values that are tied to the price of the stocks, such as rights, warrants and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of an investment in equities. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. The value of equity securities purchased by a portfolio could decline if the financial condition of the companies decline or if overall market economic conditions deteriorate. Even investment in high quality or “blue chip” equity securities or securities of established companies with large market capitalization (which generally have strong financial characteristics) can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be able to react less quickly to change in the marketplace.

Extension Risk.  Slower than expected principal payments on debt security, such as a mortgage-backed security, may extend such security’s life, thereby locking in a below-market interest rate, increasing the security’s duration and reducing the value of the security.

Foreign Investment Risk.  Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates; unstable political, social, and economic conditions; possible security illiquidity: a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositaries than those in the United States; less standardization of accounting standards and market regulations in certain foreign countries; foreign taxation issues; and varying foreign controls on investments. Foreign investments may also be affected by administrative difficulties, such as delays in clearing and settling transactions. In addition, securities of foreign companies may be denominated in foreign currencies and the costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts are subject to risks of foreign investments, and they may not always track the price of the underlying foreign security. These factors may make foreign investments more volatile and potentially less liquid than U.S. investments.

High-Yield, Lower-Grade Debt Securities Risk.  High-yield debt securities (commonly referred to as “junk bonds”) generally present greater credit risk that an issuer cannot make timely payment of interest or principal payments than an issuer of a higher quality debt security, and typically have greater potential price volatility and principal and income risk. Changes in interest rates, the market’s perception of the issuers and the credit worthiness of the issuers may significantly affect the value of these bonds. High-yield bonds are not considered investment grade, and are regarded as predominantly speculative with respect to the issuing company’s continuing ability to meet principal and interest payments. The secondary market in which high-yield securities are traded may be less liquid than the market for higher grade bonds. It may be more difficult to value less liquid high-yield securities, and determination of their value may involve elements of judgment.

Index Strategy Risk.  Certain portfolios use an indexing strategy that does not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor stock performance. The correlation between the portfolio and the index performance may be affected by the portfolio’s expenses, and the timing of purchases and redemptions of the portfolio’s shares.

Industry Concentration Risk.  When a portfolio invests primarily in securities of companies in a particular market industry, the portfolio may be subject to greater risks and market fluctuations than other portfolios that are more diversified by market industry.

Inflation-Index Bonds Risk.  Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

16

Summary of Principal Risks (continued) Interest Rate Risk.  The value of debt securities and short-term money market instruments generally tend to move in the opposite direction to interest rates. When interest rates are rising, the prices of debt securities tend to fall. When interest rates are falling, the prices of debt securities tend to rise. Bonds with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than bonds with shorter durations or money market instruments. Further, economic and market conditions may cause issuers to default or go bankrupt.

Investment Models Risk.  The proprietary models used by a sub-adviser to evaluate securities or securities markets are based on the sub-adviser’s understanding of the interplay of market factors and do not assure successful investment. The markets, or the price of individual securities, may be affected by factors not foreseen in developing the models.

Leveraging Risk.  Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose a portfolio to greater risk and increase its costs. To mitigate leverage risk, the adviser or sub-adviser to a portfolio will segregate liquid assets on the books of a portfolio or otherwise cover the transactions. The use of leverage may cause a portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of a portfolio’s portfolio will be magnified when the portfolio uses leverage. A portfolio will also have to pay interest on its borrowings, reducing the portfolio’s return. This interest expense may be greater than a portfolio’s return on the underlying investment.

Liquidity Risk.  Liquidity risk exists when particular investments are difficult to purchase or sell. A portfolio’s investments in illiquid securities may reduce the returns of a portfolio because it may be unable to sell the illiquid securities at an advantageous time or price. Further the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount a portfolio could realize upon disposition. A portfolios with principal investment strategies that involve foreign securities, small companies, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Manager Risk.  A sub-adviser will apply investment techniques and risk analyses in making investment decisions for a portfolio, but there can be no assurance that these will achieve the portfolio’s objective. A sub-adviser could do a poor job in executing an investment strategy. A sub-adviser may use the investment techniques or invest in securities that are not part of a portfolio’s principal investment strategy. For example, if market conditions warrant, portfolios that invest principally in equity securities may temporarily invest in U.S. government securities, high-quality corporate fixed-income securities, mortgage-related and asset-backed securities or money market instruments. Likewise, portfolios that invest principally in small- to medium-sized companies may shift to preferred stocks and larger-capitalization stocks. These shifts may alter the risk/return characteristics of the portfolios and cause them to miss investment opportunities. Individuals primarily responsible for managing a portfolio may leave their firm or be replaced.

Many sub-advisers of equity portfolios employ styles that are characterized as “value” or “growth.” However, these terms can have different application by different managers. One sub-adviser’s value approach may be different from another, and one sub-adviser’s growth approach may be different from another. For example, some value managers employ a style in which they seek to identify companies that they believe are valued at a more substantial or “deeper discount” to a company’s net worth than other value managers. Therefore, some portfolios that are characterized as growth or value can have greater volatility than other portfolios managed by other managers in a growth or value style.

Market and Company Risk.  The price of a security held by a portfolio may fall due to changing economic, political or market conditions or disappointing earnings or losses. Stock prices in general may decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Further, even though the stock market is cyclical in nature, returns from a particular stock market segment in which a portfolio invests may still trail returns from the overall stock market.

Mortgage-Related Securities Risk.  Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Portfolio because the Portfolio will have to reinvest that money at the lower prevailing interest rates.

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Summary of Principal Risks (continued) Other Investment Companies Risk.  The Portfolios may invest in other investment companies to the extent permitted by the 1940 Act and the rules and regulations thereunder. These may include exchange-traded funds (“ETFs”) and Holding Company Depositary Receipts (“HOLDRs”), among others. ETFs are exchange traded investment companies that are designed to provide investment results corresponding to an equity index and include, among others, Standard & Poor’s Depositary Receipts (“SPDRs”), PowerShares QQQTM (“QQQQ”), Dow Jones Industrial Average Tracking Stocks (“Diamonds”) and iShares exchange-traded funds (“iShares”). The main risk of investing in other investment companies (including ETFs and HOLDRs) is that the value of the underlying securities held by the investment company might decrease. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions. Because the Portfolio may invest in other investment companies, you will pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees) in addition to the expenses of the Portfolio. Additional risks of investments in ETFs include: (i) an active trading market for an ETF’s shares may not develop or be maintained or (ii) trading may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts trading generally. Because HOLDRs concentrate in the stocks of a particular industry, trends in that industry may have a dramatic impact on their value.

Over-the-Counter (“OTC”) Investment Risk.  Investing in securities traded on the OTC securities market can involve greater risk than is customarily associated with investing in securities traded on the New York or American Stock Exchanges since OTC securities are generally securities of companies that are smaller or newer than those listed on the New York or American Stock Exchanges. For example, these companies often have limited product lines, markets, or financial resources, may be dependent for management on one or a few key persons, and can be more susceptible to losses. Also, their securities may be thinly traded (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts, and may be subject to wider price swings and thus, may create a greater risk of loss than securities of larger capitalization or established companies.

Portfolio Turnover Risk.  Changes to the investments of a portfolio may be made regardless of the length of time particular investments have been held. A high portfolio turnover rate generally involves greater expenses, including brokerage commissions and other transactional costs, which may have an adverse impact on performance. The portfolio turnover rate will vary from year to year, as well as within a year.

Price Volatility Risk.  The value of a portfolio changes as the prices of its investments go up or down. Equity and debt securities face market, issuer, and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.

Sector Risk.  A sector is a group of selected industries, such as technology. A portfolio may, at times, invest significant assets in securities of issuers in one or more sectors of the economy or stock market, such as technology. To the extent a portfolio’s assets are concentrated in a single market sector, volatility in that sector will have a greater impact on a portfolio than it would on a portfolio that has securities representing a broader range of investments.

Securities Lending Risk.  A portfolio may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a portfolio may lose money and there may be a delay in recovering the loaned securities. A portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences to the portfolio. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the portfolio. When a portfolio lends its securities, it is responsible for investing the cash collateral it receives from the borrower of the securities, and the portfolio could incur losses in connection with the investment of such cash collateral.

Small-Capitalization Company Risk.  Investment in securities of small companies may entail greater risk than investments in larger, more established companies. Smaller companies may have limited product lines and market diversification or fewer financial resources, and may be dependent on a few key managers. Their securities may trade less frequently
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Summary of Principal Risks (continued) and in more limited volume than the securities of larger companies. Consequently, the prices of small company stocks tend to rise and fall in value more than other stocks, and/or may be less liquid. When selling a large quantity of a particular stock, a portfolio may have to sell at a discount from quoted prices or may have to make a series of small sales over an extended period of time due to the more limited trading volume of smaller company stocks. Although investing in small companies offers potential for above-average returns, the companies may not succeed, and the value of stock shares could decline significantly. Securities of smaller companies tend to be more volatile and less liquid than stocks of larger companies.

U.S. Government Securities and Obligations Risk.  Some U.S. government securities are backed by the full faith and credit of the U.S. government and are guaranteed as to both principal and interest by the U.S. Treasury. These include direct obligations such as U.S. Treasury notes, bills and bonds, as well as indirect obligations such as the Government National Mortgage Association. Other U.S. government securities are not direct obligations of the U.S. Treasury, but rather are backed by the ability to borrow directly from the U.S. Treasury. Still others are supported solely by the credit of the agency or instrumentality itself and are neither guaranteed nor insured by the U.S. government. No assurance can be given that the U.S. government would provide financial support to such agencies if needed. U.S. government securities may be subject to varying degrees of credit risk and all U.S. government securities may be subject to price declines due to changing interest rates. Securities directly supported by the full faith and credit of the U.S. government have less credit risk.

Value Investing Risk.  A sub-adviser may be wrong in its assessment of a company’s value and the stocks a portfolio holds may not reach what the sub-adviser believes are their full values. A particular risk of a portfolio’s value approach is that some holdings may not recover and provide the capital growth anticipated or a stock judged to be undervalued may actually be appropriately priced. Further, because the prices of value-oriented securities tend to correlate more closely with economic cycles than growth-oriented securities, they generally are more sensitive to changing economic conditions, such as changes in interest rates, corporate earnings, and industrial production. The market may not favor value-oriented stocks and may not favor equities at all. During these periods, a portfolio’s relative performance may suffer.

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More Information

Percentage and Rating Limitations

Unless otherwise stated, the percentage limitations, ratings limitations on debt securities, or capitalization criteria on equity securities that are in this Prospectus apply at the time of purchase.

A Word about Portfolio Diversity

Each Portfolio in this Prospectus, unless specifically noted under the Portfolio’s principal investment strategies, is diversified, as defined in the 1940 Act. A diversified portfolio may not, as to 75% of its total assets, invest more than 5% of its total assets in any one issuer and may not purchase more than 10% of the outstanding voting securities of any one issuer (other than U.S. government securities).

Fundamental Investment Policies

The investment objective of each Portfolio is non-fundamental. Investment policies are fundamental if so designated in this Prospectus or in the Statement of Additional Information (“SAI”). This means they may not be modified or changed without a vote of the shareholders.

Non-Fundamental Investment Policies

The Portfolios have adopted non-fundamental investment policies to invest the assets of a Portfolio in securities that are consistent with the Portfolio’s name. For more information about these policies, please consult the SAI.

Additional Information about the Portfolios

The SAI is made a part of this Prospectus. It identifies investment restrictions, more detailed risk descriptions, a description of how the bond rating system works and other information that may be helpful to you in your decision to invest. You may obtain a copy without charge by calling the Trust at 1-800-366-0066, or downloading it from the SEC’s website at http://www.sec.gov.

Other ING Funds may also be offered to the public that have similar names, investment objectives and principal investment strategies as those of the Portfolios offered by this Prospectus. You should be aware that a Portfolio is likely to differ from these other ING Funds in size and cash flow pattern. Accordingly, the performance of a Portfolio can be expected to vary from those of the other ING Funds.

Temporary Defensive Positions

A Sub-Adviser may depart from a Portfolio’s principal investment strategies by temporarily investing for defensive purposes when a Sub-Adviser believes that adverse market, economic, political or other conditions may affect the Portfolio. Instead, the Portfolio may invest in securities believed to present less risk, such as cash, cash equivalent, money market instruments, debt securities that are high quality or higher quality than normal, more liquid securities or others. While a Portfolio invests defensively, it may not be able to pursue its investment objective. A Portfolio’s defensive investment position may not be effective in protecting its value. The types of defensive positions in which a Portfolio may engage are identified and discussed, together with their risks, in the SAI. It is impossible to predict accurately how long such alternative strategies may be utilized. During these times, a Portfolio may not achieve its investment goals.

Administrative Services

ING Funds Services, LLC (“ING Funds Services”), an affiliate of DSL, provides the Portfolios with certain administrative services. The administrative services performed by ING Funds Services include acting as a liaison among the various service providers to the Portfolios, including the custodian, portfolio accounting agent, and the insurance company or companies to which the Portfolios offers its shares. ING Funds Services is also responsible for ensuring that the Portfolios operates in compliance with applicable legal requirements and monitoring for compliance with requirements under applicable law and with the investment policies and restrictions of the Portfolios.

Portfolio Distribution

ING Funds Distributor, LLC (“ING Funds Distributor” or “Distributor”) is the principal underwriter and distributor of the Portfolios. It is a Delaware limited liability company with its principal offices at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.

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More Information  (continued) On December 29, 2006, an internal reorganization was undertaken in which the distribution functions for the ING Funds were transferred from DSI, to ING Funds Distributor. As a result of this transfer, ING Funds Distributor assumed all contractual obligations and became the sole distributor for the Portfolios.

ING Funds Distributor is a member of the Financial Industry Regulatory Authority (“FINRA”). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.nasdr.com or the Public Disclosure Hotline at 800-289-9999.

Shareholder Services and Distribution Plan

The Trust has entered into a Shareholder Service and Distribution Plan (“Plan”) in accordance with Rule 12b-1 under the 1940 Act. The Plan permits the Portfolios to pay marketing and other fees to support the sale and distribution of the ADV Class shares of the Portfolios and for shareholder services provided by securities dealers (including DSL) and other financial intermediaries and plan administrators (“financial service firms”). The annual distribution and service fees under the Plan may equal up to 0.75% of the average daily net assets of the Portfolios (a 0.25% shareholder service fee and at 0.50% distribution fee). Over time, these fees will increase the cost of an investor’s shares and may cost investors more than paying other types of sales charges.

How ING Compensates Entities Offering Its Portfolios as Investment Options in Their Investment Products

ING mutual funds may be offered as investment options in Variable Contracts by affiliated and non-affiliated insurance companies. The Portfolios’ Advisers or Distributor (collectively “ING”), out of its own resources and without additional cost to the Portfolios or their shareholders, may pay additional compensation to these insurance companies. The amount of the payment is based upon an annual percentage of the average net assets held in the Portfolios by those companies. The Portfolios’ Advisers and Distributor may make these payments for administrative, record keeping or other services that insurance companies provide to the Portfolios. These payments may also provide incentive for insurance companies to make the Portfolios available through the Variable Contracts issued by the insurance company, and thus they may promote the distribution of the shares of the Portfolios.

The distributing broker-dealer for the Portfolios is ING Funds Distributor. ING Funds Distributor has entered into such agreements with non-affiliated insurance companies. Fees payable under these arrangements are at annual rates that range from 0.15% to 0.25%. This is computed as a percentage of the average aggregate amount invested in the Portfolios by Variable Contract holders through the relevant insurance company’s Variable Contracts. As of the date of this Prospectus, the Advisers have entered into such arrangements with the following insurance companies: Zurich Kemper Life Insurance Company; Symetra Life Insurance Company; and First Fortis Life Insurance Company.

The Advisers also have entered into similar agreements with affiliated insurers, including, but not limited to: ING Life Insurance and Annuity Company; ReliaStar Life Insurance Company; ReliaStar Company of New York; Security Life of Denver; ING USA Annuity and Life Insurance Company and ING Life Insurance Company of America. ING uses a variety of financial and accounting techniques to allocate resources and profits across the organization. These methods may take the form of cash payments to affiliates. These methods do not impact the costs incurred when investing in one of the Portfolios. Additionally, if a Portfolio is not sub-advised or is sub-advised by an ING entity, ING may retain more revenue than on those Portfolios it must pay to have sub-advised by non-affiliated entities. Management personnel of ING may receive additional compensation if the overall amount of investments in Portfolios advised by ING meets certain target levels or increases over time.

The insurance companies through which investors hold shares of the Portfolios may also pay fees to third parties in connection with distribution of Variable Contracts and for services provided to Variable Contract owners. Neither the Portfolios, nor the Advisers or the Distributor are a party to these arrangements. Investors should consult the prospectus and statement of additional information for their Variable Contracts for a discussion of these payments.

Ultimately, the agent or broker selling the Variable Contract to you could have a financial interest in selling you a particular product to increase the compensation they receive. Please make sure you read fully each prospectus and discuss any questions you have with your agent or broker.

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More Information  (continued) Interests of the Holders of Variable Contracts and Qualified Plans

Each Portfolio is available to serve as an investment option offered through Variable Contracts and Qualified Plans. The Portfolios also may be made available to certain investment advisers and their affiliates in connection with the creation or management of a Portfolio, certain other investment companies and other investors as permitted by the diversification and other requirements under Section 817(h) of the Internal Revenue Code of 1986, as amended and the underlying U.S. Treasury Regulations. The Portfolios currently do not foresee any disadvantages to investors if a Portfolio serves as an investment option for Variable Contracts and offers its shares directly to Qualified Plans and other permitted investors. However, it is possible that the interest of owners of Variable Contracts, Qualified Plans and other permitted investors, for which a Portfolio serves as an investment option, might at some time be in conflict because of differences in tax treatment or other considerations. The Board of Trustees (“Board”) directed DSL to monitor events to identify any material conflicts between Variable Contract owners, Qualified Plans and other permitted investors and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in a Portfolio might be required to redeem the investment of one or more of its separate accounts from the Portfolio or a Qualified Plan, investment company or other permitted investor might be required to redeem its investment, which might force the Portfolio to sell securities at disadvantageous prices. The Portfolios may discontinue sales to a Qualified Plan and require plan participants with existing investments in the Portfolios to redeem those investments if the Qualified Plan loses (or in the opinion of the Adviser, is at risk of losing) its Qualified Plan status.

Pricing of Portfolio Shares

Investments will be processed at the net asset value (“NAV”) next calculated after an order is received and accepted by a Portfolio or its designated agent. In order to receive a day’s price, your order must be received by the close of regular trading (“Market Close”) on the NYSE (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE). The Portfolios reserve the right to suspend the offering of shares or to reject any specific purchase order. The Portfolios may suspend redemptions or postpone payments when the NYSE is closed or when trading is restricted for any reason or under emergency circumstances as determined by the SEC.

Purchase and Redemption of Shares

Purchases and redemptions of shares may be made only by separate accounts of insurance companies for the purpose of funding Variable Contracts, Qualified Plans, other investment companies or other permitted investors. Certain Portfolios may not be available as investment options in your Variable Contract, through your Qualified Plan or other investment company. Please refer to the prospectus for the appropriate insurance company separate account, investment company or your plan documents for information on how to direct investments in, or redemptions from, an investment option corresponding to one of the Portfolios and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Trust’s behalf.

Each Portfolio’s shares may be purchased by other investment companies, including through funds-of-funds arrangements with ING affiliated funds. In some cases, the Portfolio may serve as a primary or significant investment vehicle for a fund-of-funds. From time to time, a Portfolio may experience large investments or redemptions due to allocations or rebalancings by these funds-of-funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, a Portfolio may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover. The Advisers and Sub-Advisers will monitor transactions by the funds-of-funds and will attempt to minimize any adverse effects on the Portfolio as a result of these transactions. So long as a Portfolio accepts investments by other investment companies it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.

Frequent Trading – Market Timing

The Portfolios are intended for long-term investment and not as short-term trading vehicles. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers should not purchase shares of a Portfolio. Shares of the Portfolios are primarily sold through omnibus account arrangements with financial intermediaries, as investment options for the Variable Contracts issued by insurance companies, and as investment options for Qualified
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More Information  (continued) Plans. Omnibus accounts generally do not identify customers’ trading activity on an individual basis. The Portfolios’ administrator has agreements which require such intermediaries to provide detailed account information including trading history, upon request of the Portfolio.

The Portfolios rely on the financial intermediaries to monitor frequent, short-term trading within a Portfolio by their customers. You should review the materials provided to you by your financial intermediary, including, in the case of a Variable Contract, the prospectus that describes the contract, or in the case of a Qualified Plan, the plan documentation for its policies regarding frequent, short-term trading. With trading information received as a result of these agreements, a Portfolio may make a determination that certain trading activity would be harmful to the Portfolio and its shareholders, even if such activity is not strictly prohibited by the intermediaries’ excessive trading policy. As a result, a shareholder investing directly or indirectly in a Portfolio may have their trading privileges suspended without violating the stated excessive trading policy of the intermediary. The Portfolios reserve the right, in their sole discretion and without prior notice, to reject, restrict or refuse purchase orders, whether directly or by exchange, including purchase orders that have been accepted by a financial intermediary. The Portfolios seek assurances from financial intermediaries that they have procedures adequate to monitor and address frequent short-term trading. There is, however, no guarantee that the procedures of the financial intermediaries will be able to curtail frequent, short-term trading activity.

The Portfolios believe that market timing or frequent, short-term trading in any account, including a Variable Contract or Qualified Plan account, is not in the best interest of the Portfolios or their shareholders. Due to the disruptive nature of this activity, it can adversely impact the ability of each Adviser or a Sub-Adviser to invest assets in an orderly, long-term manner. Frequent trading can disrupt the management of the Portfolios and raise their expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; lost opportunity costs; and large asset swings that decrease the Portfolios’ ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on the Portfolios’ performance.

Portfolios that invest in foreign securities may present greater opportunities for market timers and thus be at a greater risk for excessive trading. If an event occurring after the close of a foreign market, but before the time a Portfolio computes its current NAV, causes a change in the price of the foreign security and such price is not reflected in the Portfolio’s current NAV, investors may attempt to take advantage of anticipated price movements in securities held by the Portfolios based on such pricing discrepancies. This is often referred to as “price arbitrage.” Such price arbitrage opportunities may also occur in Portfolios which do not invest in foreign securities. For example, if trading in a security held by a Portfolio is halted and does not resume prior to the time the Portfolio calculates its NAV, such “stale pricing” presents an opportunity for investors to take advantage of the pricing discrepancy. Similarily, Portfolios that hold thinly-traded securities, such as certain small-capitalization securities, may be exposed to varying levels of pricing arbitrage. The Portfolios have adopted fair valuation policies and procedures intended to reduce the Portfolios’ exposure to price arbitrage, stale pricing and other potential pricing discrepancies, however, to the extent that a Portfolio’s NAV does not immediately reflect these changes in market conditions, short-term trading may dilute the value of Portfolio shares, which negatively affects long-term shareholders.

Although the policies and procedures known to the Portfolios that are followed by the financial intermediaries that use the Portfolios and the monitoring by the Portfolios are designed to discourage frequent, short-term trading, none of these measures can eliminate the possibility that frequent, short-term trading activity in the Portfolios will occur. Moreover, decisions about allowing trades in the Portfolios may be required. These decisions are inherently subjective, and will be made in a manner that is in the best interest of a Portfolio’s shareholders.

Portfolio Holdings Disclosure Policy

A description of the policies and procedures with respect to the disclosure of each Portfolio’s portfolio securities is available in the SAI. Each Portfolio posts its portfolio holdings schedule on its website on a calendar-quarter basis and makes it available 30 calendar days following the end of the previous calendar quarter. The portfolio holdings schedule is as of the last day of the previous calendar quarter (e.g., each Portfolio will post the quarter ending June 30 holdings on July 31). A Portfolio may also post its complete or partial portfolio holdings on its website as of a specified date.

Each Portfolio’s portfolio holdings schedule will, at a minimum, remain available on the Portfolios’ website until the Portfolio files a Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the website information is current. The Portfolios’ website is located at www.ingfunds.com.

Reports to Shareholders

The fiscal year of each Portfolio ends on December 31. Each Portfolio will send financial statements to its shareholders at least semi-annually. An annual shareholder report containing financial statements audited by the independent registered public accounting firm will be sent to shareholders each year.

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Net Asset Value

The NAV per share for each class of each Portfolio is determined each business day as of Market Close on the NYSE. The Portfolios are open for business every day the NYSE is open. The NYSE is closed on all weekends and on all national holidays and Good Friday. Portfolio shares will not be priced on those days. The NAV per share of each class of each Portfolio is calculated by taking the value of the Portfolio’s assets attributable to that class, subtracting the Portfolio’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding.

In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest, approximates market value. Securities prices may be obtained from automated pricing services. Shares of investment companies held by a Portfolio will generally be valued at the latest NAV reported by those companies. The prospectuses for those investment companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Trading of foreign securities may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may occur on weekends or holidays when a Portfolio’s NAV is not calculated. As a result, the NAV of a Portfolio may change on days when shareholders will not be able to purchase or redeem a Portfolio’s shares.

When market quotations are not available or are deemed unreliable, the Portfolio will use a fair value for the security that is determined in accordance with procedures adopted by a Portfolio’s Board. The types of securities for which such fair value pricing might be required include, but are not limited to:

  Foreign securities, where a foreign security whose value at the close of the foreign market on which it principally trades likely would have changed by the time of the close of the NYSE, or the closing value is otherwise deemed unreliable;
  Securities of an issuer that has entered into a restructuring;
  Securities whose trading has been halted or suspended;
  Fixed-income securities that have gone into default and for which there are no current market value quotations; and
  Securities that are restricted as to transfer or resale.

The Portfolios or the Advisers may rely on the recommendations of a fair value pricing service approved by the Portfolios’ Board in valuing foreign securities. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. Each Adviser makes such determinations in good faith in accordance with procedures adopted by the Portfolios’ Board. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a Portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Portfolio determines its NAV per share.

When an insurance company or Qualified Plan is buying shares of the Portfolios, it will pay the NAV that is next calculated after the order from the insurance company’s Variable Contract holder or Qualified Plan participant is received in proper form. When an insurance company or Qualified Plan is selling shares, it will normally receive the NAV that is next calculated after the order from the insurance company’s Variable Contract holder or Qualified Plan participant is received in proper form.

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Management of the Portfolios

Advisers

DSL, a Delaware limited liability company, serves as the investment adviser to each of the Portfolios except ING Disciplined Small Cap Value Portfolio. ING Investments, an Arizona limited liability company, serves as the investment adviser to ING Disciplined Small Cap Value Portfolio. DSL and ING Investments have overall responsibility for the management of each of their respective Portfolios. DSL and ING Investments provide or oversee all investment advisory and portfolio management services for each of their respective Portfolios. DSL and ING Investments are registered with the SEC as investment advisers and DSL is registered with FINRA as a broker-dealer.

DSL and ING Investments are indirect, wholly-owned subsidiaries of ING Groep. ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services to over 75 million private, corporate and institutional clients in more than 50 countries. With a diverse workforce of about 125,000 people, ING comprises a broad spectrum of prominent companies that increasingly serve their clients under the ING brand.

As of December 31, 2008, DSL managed approximately $34.2 billion in registered investment company assets. DSL’s principal offices are located at 1475 Dunwoody Drive, West Chester, PA 19380. ING Investments became an investment management firm in April 1995, and serves as investment adviser to registered investment companies as well as structured finance vehicles. ING Investments’ principal offices are located at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258. As of December 31, 2008, ING Investments had approximately $35.7 billion in registered investment company assets.

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Management of the Portfolios (continued)

Advisory Fees

DSL or ING Investments receive a monthly fee for their services based on the average daily net assets of each of their respective Portfolios.

The following table shows the aggregate annual advisory fee paid by each Portfolio for the most recent fiscal year as a percentage of each Portfolio’s average daily net assets:

Portfolio	Advisory Fees (as a % of average daily net assets)
ING BlackRock Inflation Protected Bond	0.45%
ING Disciplined Small Cap Value	0.55%
ING Goldman Sachs Commodity Strategy(1)	0.70%
(1)	Because the Portfolio did not have a full calendar year of operations as of December 31, 2008, the advisory fee for the Portfolio reflects the current contract rate.

For more information regarding the Board’s approval of the investment advisory and investment sub-advisory relationships, please refer to the Portfolios’ (except for ING Goldman Sachs Commodity Strategy Portfolio) annual shareholder report dated December 31, 2008. For more information regarding the Board’s approval of the investment advisory and investment sub-advisory relationships for the ING Goldman Sachs Commodity Strategy Portfolio, please refer to the Portfolio’s semi-annual report dated June 30, 2008.

Sub-Advisers

The Advisers have engaged one or more sub-advisers to provide the day-to-day management of each Portfolio’s portfolio. Some of these sub-advisers are affiliates of DSL and ING Investments, and some are independent.

DSL and ING Investments, subject to the supervision of the Board, each act as a ‘‘manager-of-managers’’ for their respective Portfolios. DSL and ING Investments delegate to the sub-advisers of the Portfolios the responsibility for investment management, subject to DSL’s or ING Investments’ oversight. DSL and ING Investments are responsible for monitoring the investment program and performance of the sub-advisers of the Portfolios.

From time to time, DSL or ING Investments may also recommend the appointment of additional sub-advisers or replacement of non-affiliated sub-advisers to the the Portfolios’ Board. It is not expected that DSL or ING Investments would normally recommend replacement of an affiliated sub-adviser as part of their oversight responsibilities. The Portfolios, DSL and ING Investments have received exemptive relief from the SEC to permit DSL or ING Investments, with the approval of the the Portfolios’ Board, to appoint an additional non-affiliated sub-adviser or to replace an existing sub-adviser with a non-affiliated sub-adviser as well as change the terms of a contract with a non-affiliated sub-adviser, without submitting the contract to a vote of the shareholders. A Portfolio will notify shareholders of any change in the identity of the sub-adviser of the Portfolio or the addition of a sub-adviser to the Portfolio. In this event, the name of a Portfolio and its investment strategies may also change.

Under the terms of a sub-advisory agreement, an agreement can be terminated by either DSL, ING Investments or the Portfolios’ Board. In the event a sub-advisory agreement is terminated, the sub-adviser may be replaced subject to any regulatory requirements or DSL or ING Investments may assume day-to-day investment management of the Portfolios.

ING BlackRock Inflation Protected Bond Portfolio

BlackRock Financial Management, Inc.

BlackRock Financial Management, Inc. (“BlackRock Financial Management”), a Delaware Corporation, serves as the Sub-Adviser to the Portfolio, and is an indirect, wholly-owned subsidiary of BlackRock, Inc. The principal address of BlackRock Financial Management is 40 East 52nd Street, New York, New York 10022.

As of December 31, 2008, BlackRock Financial Management and its affiliates had over $1.31 trillion in investment company and other portfolio assets under management.

The following individuals jointly share responsibility for the day-to-day management of the Portfolio and have co-managed the Portfolio since April 2007.

26

Management of the Portfolios (continued) Stuart Spodek is Managing Director of BlackRock Financial Management since 2001. He is a co-head of U.S. Fixed Income within BlackRock’s Fixed Income Portfolio Management Group. He is responsible for managing fixed income portfolios, with a sector emphasis on global government bonds, derivative instruments, and implementing yield curve strategy across global portfolios. Mr. Spodek is a member of the Leadership Committee.

Brian Weinstein is a Managing Director of BlackRock Financial Management since 2008 and a member of the Investment Strategy Group since 2002. Mr. Weinstein co-heads BlackRock’s Global Inflation business and plays a senior role in the management of total return products.

ING Disciplined Small Cap Value Portfolio

ING Investment Management Co.

ING Investment Management Co. (“ING IM”), a Connecticut corporation, serves as the Sub-Adviser to the Portfolio. ING IM also serves as an investment adviser to other registered investment companies (or series thereof), as well as to privately managed accounts.

Founded in 1972, ING IM is registered as an investment adviser with the SEC. ING IM is an indirect, wholly-owned subsidiary of ING Groep and is an affiliate of the Adviser. ING IM has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972.

As of December 31, 2008, ING IM managed approximately $54.3 billion in assets. The principal address of ING IM is 230 Park Avenue, New York, New York 10169.

The following individual is solely responsible for the day-to-day management of the Portfolio and has managed the Portfolio since April 2007.

Vincent Costa is Head of Quantitative Equity, responsible for leading the portfolio management effort and overseeing research for quantitative equity products. These products include index, enhanced index, and active quantitative funds. Mr. Costa joined ING Investment Management in April 2006 as Head of Portfolio Management for Quantitative Equity. Prior to joining ING, Mr. Costa was with Merrill Lynch Investment Management, where he worked for seven years in quantitative equity leadership positions. Most recently, he served as managing director and head of their quantitative investments organization where he had overseen some $60 billion in assets across 70 funds. Prior to that Mr. Costa worked at Bankers Trust Company as a Senior Portfolio Manager, managing global index and enhanced index products.

ING Goldman Sachs Commodity Strategy Portfolio

Goldman Sachs Asset Management, L.P.

Goldman Sachs Asset Management, L.P. (“GSAM”) has been registered as an investment adviser with the SEC since 1990 and is an affiliate of Goldman, Sachs & Co. The principal address of GSAM is 32 Old Slip New York, NY 10005. As of December 31, 2008, GSAM, including its investment advisory affiliates, had assets under management of $690.7 billion.

The following individuals jointly share responsibility for the day-to-day management of the Portfolio and have co-managed the Portfolio since its inception.

Jonathan Beinner is the Chief Investment Officer and Co-Head of US and Global Fixed Income at Goldman Sachs Asset Management. Mr. Beinner is a member of the Investment Management Division’s operating group. He was named a managing director in 1997 and a partner in 2004. Mr. Beinner graduated summa cum laude and received two B.S. degrees from the University of Pennsylvania in 1988.

James B. Clark is a senior portfolio manager and co-head of the US Fixed Income Group. Prior to this, Mr. Clark headed the portfolio management group specializing in mortgage-backed and asset-backed securities. He joined Goldman Sachs Asset Management in 1994 and became a managing director in 2001 and a partner in 2006. Prior to joining the firm, he worked as an investment manager in the mortgage backed securities group at the Travelers Insurance Co. Prior to that, he was a quantitative analyst in the economic research department with the Federal Reserve Bank in Boston. Mr. Clark earned a BA from Kenyon College in 1988 and an MBA from the University of Chicago in 1992.

Tom Kenny is Co-Head of Goldman Sachs Asset Management’s Global Cash and Fixed Income Portfolio team. Prior to taking on this role, Mr. Kenny was Head of the Municipal Bond Portfolio Management team. He joined the firm in 1999 after spending over 13 years with the Franklin Templeton Group of Funds where, most recently, he was Executive
27

Management of the Portfolios (continued) Vice President and the Director of the Municipal Bond Department. Mr. Kenny has served in a number of leadership positions for various industry groups including the Vice Chairman of the Municipal Securities Rulemaking Board. He received a B.A. in Business Economics from the University of California, Santa Barbara, and a M.S. in Finance from Golden Gate University in San Francisco. Mr. Kenny also received the Chartered Financial Analyst designation.

Michael Johnson is a member of the fixed income portfolio management team, specializing in commodities and alternative investments. Before joining Goldman Sachs Asset Management in 2002, Mr. Johnson was employed with Conning & Company as an Associate in the Equity Research Group for one year. Prior to that, he was a Senior Financial Analyst with the Reinsurance Division at CIGNA Corporation. Mr. Johnson received a B.A. from Tufts University in 1997 and received his MBA from the University of Chicago Graduate School of Business in 2002.

Stephen Lucas is head of commodities management for the Global Fixed Income Team. In this role, Mr. Lucas oversees the portfolio management of the commodities strategy. He is also a member of the duration team, and heads the quantitative strategies team. Mr. Lucas is co-author (with James Clark) of the factor-model-based global risk system. He has 11 years of industry experience, 7 of them with Goldman Sachs. Mr. Lucas holds a BA from Princeton, an MS in Computer Science from Yale, and an MBA in Finance from The University of Chicago.

Additional Information Regarding Portfolio Managers

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager and each portfolio manager’s ownership of securities in the Portfolio.

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Taxes and Distributions

Holders of Variable Contracts should refer to the prospectus for their contracts for information regarding the tax consequences of owning such contracts and should consult their tax adviser before investing.

Dividends from net investment income are declared and paid by each Portfolio (except ING BlackRock Inflation Protected Bond Portfolio) at least annually. For ING BlackRock Inflation Protected Bond Portfolio, dividends from net investment income, if any, are paid monthly. Each Portfolio will also pay distributions from net realized capital gains, reduced by available capital losses, at least annually. All dividends and capital gain distributions will be automatically reinvested in additional shares of a Portfolio at the NAV of such shares on the payment date, unless participating insurance company’s separate account is permitted to hold cash and elects to receive payment in cash. From time to time, a portion of a Portfolio’s dividends may constitute a return of capital.

Each Portfolio intends to qualify as a regulated investment company (“RIC”) for federal income tax purposes by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”), including requirements with respect to diversification of assets, distribution of income and sources of income. As a RIC, a Portfolio generally will not be subject to tax on its net investment company taxable income and net realized capital gain. Each Portfolio also intends to comply with the diversification requirements of Section 817(h) of the Code and the underlying regulations for Variable Contracts so that owners of these contracts should not be subject to federal tax on distribution of dividends and income from a Portfolio to the insurance company’s separate accounts.

Since the sole shareholders of a Portfolio will be separate accounts or other permitted investors, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of the Policies, see the attached prospectus for the Policy.

See the SAI for further information about tax matters.

THE TAX STATUS OF YOUR INVESTMENT IN A PORTFOLIO DEPENDS UPON THE FEATURES OF YOUR VARIABLE CONTRACT. FOR FURTHER INFORMATION, PLEASE REFER TO THE PROSPECTUS FOR THE VARIABLE CONTRACT.

29

Performance of a Similarly Managed Mutual Fund

ING BlackRock Inflation Protected Bond Portfolio has substantially the same investment objectives, policies and investment strategies as an existing mutual fund (“Comparable Fund”) that is sold directly to the public on a retail basis or through variable products and that are advised or sub-advised by BlackRock Financial Management.

While the above-mentioned Portfolio is managed in a manner similar to that of the Comparable Fund whose historical performance is presented below, investors should be aware that the Portfolio is not the same fund and will not have the same performance. Investments made by the Portfolio at any given time may not be the same as those made by the Comparable Fund. Different performance will result due to factors such as differences in the cash flows into and out of the Portfolio, different fees and expenses, and differences in portfolio size and positions. In addition, you should note that the total operating expenses of the Comparable Fund may be lower than the total operating expenses of the Portfolio. In such instances, the performance of the Comparable Fund would be negatively impacted if the total operating expenses of the Portfolio had been used to compute the Comparable Fund’s performance.

The historical performance of the Comparable Fund is presented below. You should not consider the performance of the Comparable Fund as an indication of the future performance of a Portfolio. The performance figures shown below reflect the deduction of the historical fees and expenses paid by the Comparable Fund and not those to be paid by the Portfolio. The figures do not reflect the deduction of any insurance fees or charges that are imposed by the insurance company in connection with its sale of Variable Contracts. You should refer to the separate account prospectuses, prospectus summary or disclosure statement describing the Variable Contracts for information pertaining to these insurance fees and charges. If the insurance fees or charges were included, the performance results would be lower. The results shown below reflect the reinvestment of dividends and distributions, and, aside from fee and expense differences, were calculated in the same manner that will be used by the Portfolio to calculate its own performance. Performance is net of all other fees including sales load. Please be advised that although only one Comparable Fund is shown for the Portfolio, the sub-advisers of the Portfolio may manage substantially similar mutual funds, the performance of which is not shown.

The following table shows the average annual total returns of the Comparable Fund for the stated periods ended December 31, 2008, as well as a comparison with the performance of the applicable benchmark.(1)

	1 Year	3 Years	5 Years	10 Years (or since inception)
BlackRock Inflation Protected Bond Fund Portfolio – Institutional Class (BPRIX)	0.42%	4.44%	—	5.59%(2)
(Comparable to ING BlackRock Inflation Protected Bond Portfolio) Barclays Capital U.S. TIPS Index	(2.35)%	3.06%	4.07%	4.10%(3)
(1)	The Barclays Capital U.S. TIPS Index is an unmanaged market index made up of U.S. Treasury Inflation Linked Indexed securities.
(2)	Fund commenced operations on June 24, 2004.
(3)	Index return is for the period beginning July 1, 2004.
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Financial Highlights

The following financial highlights are intended to help you understand each Portfolio’s Class I shares’ financial performance for the past 5 years (or, if shorter, for the period of the Class’ operations). Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Portfolio (assuming reinvestment of all dividends and distributions), but does not include charges and expenses attributable to any insurance products and would be lower if they did. The information has been derived from the Portfolios’ financial statements, which have been audited by KPMG LLP, an independent registered public accounting firm, whose report, along with the Portfolios’ financial statements, are included in the annual shareholder report, which is incorporated by reference into the SAI and is available upon request.

31

Financial Highlights (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations			Less distributions						Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses, net of fee waivers and/or recoupments, if any(2)(3)	Expenses, net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or Period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
ING BlackRock Inflation Protected Bond Portfolio
Class I
12-31-08	10.30	0.45•	(0.58)	(0.12)	0.40	0.40	—	0.80	9.37	(1.60)	0.58	0.58	0.58	4.41	139,357	281
04-30-07(4) - 12-31-07	10.00	0.32•	0.34	0.66	0.36	—	—	0.36	10.30	6.82	0.62	0.62	0.62	4.74	212,036	217
ING Disciplined Small Cap Value Portfolio
Class I
12-31-08	9.35	0.18•	(3.26)	(3.08)	0.24	—	—	0.24	6.03	(33.38)	0.73	0.73	0.73	2.30	79,807	139
12-31-07	10.97	0.22•	(1.75)	(1.53)	0.04	0.05	—	0.09	9.35	(14.09)	0.68	0.68	0.68	2.06	191,824	173
04-28-06(4) - 12-31-06	10.00	0.11	0.86	0.97	—	—	—	—	10.97	9.70	0.75	0.75	0.75	1.86	61,423	163
ING Goldman Sachs Commodity Strategy Portfolio
Class I
04-28-08(4) – 12-31-08	10.00	0.11•	(4.51)	(4.40)	—	—	—	—	5.60	(44.00)	0.89	0.89†	0.89†	2.05†	243,888	243

See Accompanying Notes to Financial Highlights
32

Accompanying Notes to Financial Highlights

(1)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(2)	Annualized for periods less than one year.
(3)	Expense ratios reflect operating expenses of a Portfolio. Expenses before reductions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage commission recapture arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor but prior to reductions from brokerage commission recapture arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.
(4)	Commencement of operations.
•	Calculated using average number of shares outstanding throughout the period.
†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.
See Accompanying Notes to Financial Highlights
33

To Obtain
More Information

A Statement of Additional Information, dated May 1, 2009, has been filed with the SEC, and is made a part of this Prospectus by reference.

Additional information about the Portfolios’ investments will be available in the Portfolios’ annual and semi-annual shareholder report. In the annual shareholder report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolios’ performance during its last fiscal year and the independent registered public accounting firm’s report.

To obtain free copies of the ING Investors Trust’s annual and semi-annual shareholder reports and the Portfolios’ Statement of Additional Information or to make inquiries about the Portfolios, please write to the Trust at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258, call 1-800-366-0066, or visit our website at www.ingfunds.com.

Information about the ING Investors Trust can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Reports and other information about ING Investors Trust are available on the EDGAR Database on the SEC’s Internet Site at http://www.sec.gov. You may obtain copies of information for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, NE Washington, D.C. 20549-0102.

05/01/09	SEC File No. 811-05629

ING INVESTORS TRUST

Prospectus
May 1, 2009
Service Class
Book 1

Balanced Funds
ING Franklin Income Portfolio
ING MFS Total Return Portfolio
ING T. Rowe Price Capital Appreciation Portfolio Bond Funds
ING PIMCO Global Advantage Bond Portfolio
ING PIMCO Total Return Bond Portfolio
(formerly, ING PIMCO Core Bond Portfolio) International/Global Funds
ING Artio Foreign Portfolio
(formerly, ING Julius Baer Foreign Portfolio)
ING Clarion Global Real Estate Portfolio
(formerly, ING Global Real Estate Portfolio)
ING Global Resources Portfolio
ING JPMorgan Emerging Markets Equity Portfolio
ING Marsico International Opportunities Portfolio
ING Multi-Manager International Small Cap Portfolio
ING Templeton Global Growth Portfolio
ING Van Kampen Global Franchise Portfolio
ING Van Kampen Global Tactical Asset Allocation Portfolio Money Market Fund
ING Liquid Assets Portfolio Stock Funds
ING AllianceBernstein Mid Cap Growth Portfolio
ING BlackRock Large Cap Growth Portfolio
ING Evergreen Health Sciences Portfolio
ING Evergreen Omega Portfolio
ING FMRSM Diversified Mid Cap Portfolio
ING Focus 5 Portfolio
ING Franklin Mutual Shares Portfolio
ING Janus Contrarian Portfolio
ING Marsico Growth Portfolio
ING MFS Utilities Portfolio
ING Oppenheimer Main Street Portfolio®
ING Pioneer Mid Cap Value Portfolio
ING T. Rowe Price Equity Income Portfolio
ING T. Rowe Price Personal Strategy Growth Portfolio
ING Van Kampen Capital Growth Portfolio
ING Van Kampen Growth and Income Portfolio

FMRSM is a service mark of Fidelity Management & Research Company.

NOT ALL PORTFOLIOS MAY BE AVAILABLE IN ALL JURISDICTIONS, UNDER ALL VARIABLE CONTRACTS OR UNDER ALL PLANS

This Prospectus contains important information about investing in the Service Class shares of certain Portfolios of ING Investors Trust. You should read it carefully before you invest, and keep it for future reference. Please note that your investment: is not a bank deposit; is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”), the Federal Reserve Board or any other government agency; and is affected by market fluctuations. There is no guarantee that the Portfolios will achieve their respective investment objective.

As with all mutual funds, the U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities nor has the SEC judged whether the information in the Prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.

You should read this Prospectus in conjunction with the prospectus for the separate account before investing. Both prospectuses should be read carefully and retained for future reference.

1

2

Introduction

ING Investors Trust

ING Investors Trust (“Trust”) is an open-end management investment company. The Trust consists of a group of mutual fund portfolios (each, a “Portfolio” and collectively, the “Portfolios”). Only certain of these Portfolios are offered in this prospectus (“Prospectus”).

Advisers

Directed Services LLC (“DSL”) serves as the investment adviser to each of the Portfolios, except ING Clarion Global Real Estate Portfolio; and ING Investments, LLC (“ING Investments”) serves as the investment adviser to ING Clarion Global Real Estate Portfolio (each, an “Adviser” and collectively, “Advisers”). Each Portfolio has a sub-adviser referred to herein as a “Sub-Adviser.” DSL and ING Investments are indirect, wholly-owned subsidiaries of ING Groep, N.V. (“ING Groep”) (NYSE: ING), a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services to over 75 million private, corporate and institutional clients in more than 50 countries. With a diverse workforce of about 125,000 people, ING comprises a broad spectrum of prominent companies that increasingly serve their clients under the ING brand.

On December 29, 2006, an internal reorganization was undertaken in which Directed Services, Inc. (“DSI”), a former adviser to the Portfolios except for ING Clarion Global Real Estate Portfolio, was reorganized into a limited liability company and it became a wholly-owned subsidiary of ING Life Insurance and Annuity Company. The resulting company was DSL, a registered investment adviser and broker-dealer. As a result of this reorganization, DSI’s advisory contracts were assumed by DSL.

Portfolios and Sub-Advisers

ING AllianceBernstein Mid Cap Growth Portfolio – AllianceBernstein L.P.
ING Artio Foreign Portfolio – Artio Global Management LLC
ING BlackRock Large Cap Growth Portfolio – BlackRock Investment Management, LLC
ING Clarion Global Real Estate Portfolio – ING Clarion Real Estate Securities L.P.
ING Evergreen Health Sciences Portfolio – Evergreen Investment Management Company, LLC
ING Evergreen Omega Portfolio – Evergreen Investment Management Company, LLC
ING FMRSM Diversified Mid Cap Portfolio – Fidelity Management & Research Company
ING Focus 5 Portfolio – ING Investment Management Co.
ING Franklin Income Portfolio – Franklin Advisers, Inc.
ING Franklin Mutual Shares Portfolio – Franklin Mutual Advisers, LLC
ING Global Resources Portfolio – ING Investment Management Co.
ING Janus Contrarian Portfolio – Janus Capital Management LLC
ING JPMorgan Emerging Markets Equity Portfolio – J.P. Morgan Investment Management Inc.
ING Liquid Assets Portfolio – ING Investment Management Co.
ING Marsico Growth Portfolio – Marsico Capital Management, LLC
ING Marsico International Opportunities Portfolio – Marsico Capital Management, LLC
ING MFS Total Return Portfolio – Massachusetts Financial Services Company
ING MFS Utilities Portfolio – Massachusetts Financial Services Company
ING Multi-Manager International Small Cap Portfolio – Schroder Investment Management North America, Inc. and American Century Global Investment Management, Inc.
ING Oppenheimer Main Street Portfolio® – OppenheimerFunds, Inc.
ING PIMCO Global Advantage Bond Portfolio – Pacific Investment Management Company LLC
ING Pioneer Mid Cap Value Portfolio – Pioneer Investment Management, Inc.
ING PIMCO Total Return Bond Portfolio – Pacific Investment Management Company LLC
ING T. Rowe Price Capital Appreciation Portfolio – T. Rowe Price Associates, Inc.
ING T. Rowe Price Equity Income Portfolio – T. Rowe Price Associates, Inc.
ING T. Rowe Price Personal Strategy Growth Portfolio – T. Rowe Price Associates, Inc.
ING Templeton Global Growth Portfolio – Templeton Global Advisors Limited
ING Van Kampen Capital Growth Portfolio – Morgan Stanley Investment Management, Inc. d/b/a Van Kampen
ING Van Kampen Global Franchise Portfolio – Morgan Stanley Investment Management, Inc. d/b/a Van Kampen
ING Van Kampen Global Tactical Asset Allocation Portfolio – Morgan Stanley Investment Management, Inc. d/b/a Van Kampen
ING Van Kampen Growth and Income Portfolio – Morgan Stanley Investment Management, Inc. d/b/a Van Kampen

Classes of Shares

Each Portfolio’s shares are classified into Adviser Class (“ADV Class”), Institutional Class (“Class I”), Service Class (“Class S”), and Service 2 Class shares. ING Liquid Assets does not offer ADV Class shares. ING Focus 5 and ING Franklin Mutual Shares do not offer Service 2 Class shares. ING T. Rowe Price Personal Strategy Growth and ING Van Kampen Global Tactical Asset Allocation Portfolios do not offer ADV Class shares, Class I shares or Service 2 Class shares. The four classes of shares of each Portfolio are identical except for different expenses, certain related rights and certain shareholder services. All classes of each Portfolio have a common investment objective and investment portfolio. Only the Class S shares are offered in this Prospectus. Class S shares are not subject to any sales load or Rule 12b-1 distribution fees.

3

Introduction (continued)

Investing Through Your Variable Contract or Qualified Plan

Shares of the Portfolios may be offered to separate asset accounts (“Separate Accounts”) of insurance companies as investment options under variable annuity contracts and variable life insurance policies (“Variable Contracts”). Shares may also be offered to qualified pension and retirement plans (“Qualified Plans”) outside the Variable Contracts and to certain investment advisers and their affiliates in connection with the creation or management of a Portfolio. Class I shares, which are not offered in this Prospectus, also may be made available to certain other investment companies, including series of the Trust under fund-of-funds arrangements.

Participating insurance companies and other designated organizations are authorized to receive purchase orders on the Portfolios’ behalf.

Why Reading this Prospectus is Important

This Prospectus explains the investment objective, principal investment strategies, and risks of each of the Portfolios. Reading the Prospectus will help you to decide whether a Portfolio is the right investment for you. You should keep this Prospectus for future reference.

4

Description of the Portfolios

ING AllianceBernstein Mid Cap Growth Portfolio

Sub-Adviser

AllianceBernstein L.P. (“AllianceBernstein”)

Investment Objective

Long-term growth of capital. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

The Portfolio normally invests substantially all of its assets in high-quality common stocks that AllianceBernstein expects to increase in value. Under normal circumstances, the Portfolio will invest at least 80% of its net assets (plus borrowings for investment purposes) in common stock of mid-capitalization companies. The Portfolio will provide shareholders with at least 60 days’ prior notice of any change in this investment policy. The Sub-Adviser defines mid-capitalization companies as those that, at the time of investment, have market capitalizations within the range of market capitalizations of companies constituting the Russell Midcap® Growth Index. The market capitalizations of companies in the Russell Midcap® Growth Index ranged from $24 million to $14.9 billion as of December 31, 2008. The capitalization range of companies in the Russell Midcap® Growth Index will change with market conditions. The Portfolio also may invest in other types of securities such as convertible securities, investment-grade instruments, U.S. government securities and high quality, short-term obligations such as repurchase agreements, bankers’ acceptances and domestic certificates of deposit. The Portfolio may invest without limit in foreign securities. The Portfolio generally does not effect portfolio transactions in order to realize short-term trading profits or exercise control.

The Portfolio also may:

  write exchange-traded covered call options on up to 25% of its total assets;
  enter into repurchase agreements of up to seven days’ duration with commercial banks, but only if those agreements together with any restricted securities and any securities which do not have readily available market quotations do not exceed 10% of its net assets; and
  enter into futures contracts on securities indices and options on such futures contracts.

The Portfolio may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended and the rules, regulations and exemptive orders thereunder.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

Pending Merger - On March 27, 2009, the Board approved a proposal to reorganize the Portfolio into ING RussellTM Mid Cap Growth Index Portfolio. If shareholder approval is obtained, it is expected that the reorganization will take place during the third quarter of 2009. Shareholders will be notified if the reorganization is not approved. After the reorganization you will hold shares of ING RussellTM Mid Cap Growth Index Portfolio. For more information regarding ING RussellTM Mid Cap Growth Index Portfolio, please contact a Shareholder Services representative at (800) 366-0066.

Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the Sub-Adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Borrowing Risk
Convertible Securities Risk
Currency Risk
Debt Securities Risk
Derivatives Risk
Equity Securities Risk
Foreign Investment Risk
Growth Investing Risk
Liquidity Risk
Manager Risk
Market and Company Risk
Market Capitalization Risk
Mid-Capitalization Company Risk
Other Investment Companies Risk
Securities Lending Risk
U.S. Government Securities and Obligations Risk

Please see “Summary of Principal Risks” following the “Description of the Portfolios” section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does
5

Description of the Portfolios (continued) not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information (“SAI”).

Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the changes in the Portfolio’s performance from year to year, and the table compares the Portfolio’s performance to the performance of a broad measure of market performance for the same period. The Portfolio’s past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s Class S shares’ performance from year to year.

Year-by-Year Total Returns(1)
(For the periods ended December 31 of each year)

Best and Worst Quarterly Returns during this Period:

Best:	4th Quarter	1999:	25.08%
Worst:	4th Quarter	2008:	(27.69)%
6

Description of the Portfolios (continued)

The following table provides some indication of the risks of investing in the Portfolio by comparing the Portfolio’s Class S shares’ performance to that of a broad measure of market performance – the Russell Midcap® Growth Index. The Russell Midcap® Growth Index measures the performance of those companies included in the Russell Midcap® Index with higher price-to-book ratios and higher forecasted growth values. The stocks of those companies are also members of the Russell 1000®Growth Index. The index does not reflect fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in the index.

Average Annual Total Returns(1) (For the periods ended December 31, 2008)
	1 Year	5 Years	10 Years
Class S Return	(46.41)%	(5.04)%	(2.08)%
Russell Midcap®Growth Index	(44.32)%	(2.33)%	(0.19)%
(1)	AllianceBernstein has managed the Portfolio since March 1, 1999. Performance prior to March 1, 1999 is attributable to a different sub-adviser.

7

Description of the Portfolios (continued)

ING Artio Foreign Portfolio

Sub-Adviser

Artio Global Management LLC (“Artio Global”)

Investment Objective

Long-term growth of capital. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

Under normal conditions, the Portfolio invests in a wide variety of international equity securities issued throughout the world, normally excluding the United States. The Portfolio normally invests at least 80% of its net assets (plus borrowings for investment purposes) in international equity securities. The Portfolio will provide shareholders with at least 60 days’ prior notice of any change in this investment policy. The equity securities in which the Portfolio may invest include common and preferred stocks, American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), convertible securities, rights, warrants, and other investment companies, including exchange-traded funds.

The Sub-Adviser selects stocks using a fundamental approach adjusted for factors specific to each region. In developed markets (such as the United States, Western Europe, and certain dollar bloc countries including Australia, New Zealand and Canada), the stock selection process is primarily bottom-up concentrating on company factors such as balance sheet metrics and industry factors such as performance of particular industries in similar macroeconomic environments and relative to the broader economy. The Sub-Adviser believes that most investment returns in developed markets come from sound, company specific fundamental research. In emerging markets, the Sub-Adviser uses a top-down selection process, focusing on the macroeconomic, liquidity and geopolitical factors of particular areas. The Sub-Adviser determines the Portfolio’s exposure to Japan using a combination of bottom-up and top-down analysis. Bottom-up analysis is used to determine specific investments within Japan, but top-down analysis is essential to the determination of country exposure.

In selecting investments for the Portfolio, the Sub-Adviser focuses on securities located in at least five countries, although the Portfolio may at times invest all of its assets in fewer than five countries. The Portfolio will normally invest at least 65% of its assets in no fewer than three different countries located outside the United States. The Portfolio may invest a portion of its assets in securities of issuers located in developing countries, often referred to as “emerging markets.” It presently does not anticipate investing more than 35% of its total assets in such securities.

The Sub-Adviser manages the Portfolio as a core international equity product and is not constrained by a particular investment style. It may invest in “growth” or “value” securities. The Sub-Adviser chooses securities in industries and companies it believes are experiencing favorable demand for their products or services. The Sub-Adviser considers companies with above average earnings potential, companies that are dominant within their industry, companies within industries that are undergoing dramatic change and companies that are market leaders in developing industries. Other considerations include expected levels of inflation, government policies or actions, currency relationships and prospects for economic growth in a country or region. The Portfolio normally has a bias towards larger companies, but may also invest in smaller companies. For these purposes, larger companies include companies with market capitalizations of $10 billion or greater.

The Portfolio may also invest in debt securities of U.S. or foreign issuers of any maturity, including (up to 10% of assets) high-risk and high-yield, non-investment grade instruments commonly known as “junk bonds.” The Portfolio may use derivatives, including futures, options, swaps and forward contracts for hedging purposes, and futures and forward contracts for non-hedging purposes. The Portfolio typically uses derivatives as a substitute for taking a position in the underlying asset and/or as art of a strategy to reduce risk, such as interest rate risk, currency risk and price risk.

When deemed appropriate, the Sub-Adviser may, from time to time, seek to reduce foreign currency risk by hedging some or all of the Portfolio’s foreign currency exposure back into the U.S. dollar.

The Portfolio may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended and the rules, regulations and exemptive orders thereunder.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

8

Description of the Portfolios (continued) The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The principal investment strategies that the Sub-Adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Call Risk
Convertible Securities Risk
Credit Risk
Currency Risk
Debt Securities Risk
Depositary Receipts Risk
Derivatives Risk
Emerging Markets Risk
Equity Securities Risk
Foreign Investment Risk
Growth Investing Risk
High-Yield, Lower-Grade Debt Securities Risk
Interest Rate Risk
Liquidity Risk
Market and Company Risk
Market Capitalization Risk
Mid-Capitalization Company Risk
Other Investment Companies Risk
Price Volatility Risk
Securities Lending Risk
Small-Capitalization Company Risk
Value Investing Risk

Please see “Summary of Principal Risks” following the “Description of the Portfolios” section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information (“SAI”).

Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the changes in the Portfolio’s performance from year to year, and the table compares the Portfolio’s performance to the performance of a broad measure of market performance for the same period. The Portfolio’s past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

9

Description of the Portfolios (continued)

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s Class S shares’ performance from year to year.

Year-by-Year Total Returns(1)(2)
(For the periods ended December 31 of each year)

Best and Worst Quarterly Returns during this Period:

Best:	2nd Quarter	2003:	19.92%
Worst:	3rd Quarter	2008:	(21.32)%

The following table provides some indication of the risks of investing in the Portfolio by comparing the Portfolio’s Class S shares’ performance to that of a broad measure of market performance – the Morgan Stanley Capital International All Country World ex-U.S. (“MSCI All Country World ex-U.S.”) IndexSM. The MSCI All Country World ex-U.S. IndexSM is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. The index includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in the index.

Average Annual Total Returns(1)(2) (For the periods ended December 31, 2008)
	1 Year	5 Years	10 Years (or Life of Class)
Class S Return	(43.69)%	2.89%	3.46%(1)
MSCI All Country World ex-U.S. IndexSM	(45.53)%	24.02%	4.37%(3)
(1)	Class S shares commenced operations on May 1, 2002.
(2)	The name of the Portfolio was changed from Julius Baer Foreign Portfolio to Artio Foreign Portfolio effective May 1, 2009. Artio Global has managed the Portfolio since September 2, 2003. Prior to September 2, 2003, the Portfolio was managed by J.P. Morgan Investment Management, Inc., and had a different investment objective and principal investment strategies. Performance prior to September 2, 2003 is attributable to J.P. Morgan Investment Management, Inc.
(3)	The index return is for the period beginning May 1, 2002.
10

Description of the Portfolios (continued)

ING BlackRock Large Cap Growth Portfolio

Sub-Adviser

BlackRock Investment Management, LLC (“BlackRock Investment Management”)

Investment Objective

Long-term growth of capital. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

The Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of large-capitalization companies. The Portfolio will provide shareholders with at least 60 days’ prior notice of any change in this investment policy. The Portfolio will invest primarily in equity securities of companies located in the United States that the Sub-Adviser believes have good prospects for earnings growth.

The Portfolio defines large-capitalization companies as companies which, at the time of purchase, have a market capitalization equal to or greater than the top 80% of the companies that comprise the Russell 1000® Index. As of December 31, 2008, the lowest capitalization in this group was $24 million. The market capitalization of companies in the index change with market conditions and the composition of the index. The Portfolio seeks to outperform the Russell 1000® Growth Index by investing in equity securities that the Sub-Adviser believes have above average earnings prospects. The Russell 1000® Growth Index (which consists of those Russell 1000®Index securities with a greater than average growth orientation) is a subset of the Russell 1000® Index.

In selecting securities for the Portfolio from its benchmark universe, the Sub-Adviser uses a proprietary multi-factor quantitative model that employs various factors. The factors employed by the model include stock valuation, quality of earnings and potential future earnings growth. The Sub-Adviser looks for strong relative earnings growth, earnings quality and good relative valuation. A company’s stock price relative to its earnings and book value is also examined, and if the Sub-Adviser believes that a company is overvalued, it will not be considered as an investment for the Portfolio. After the screening, the Sub-Adviser relies on fundamental analysis, using both internal and external research, to optimize its quantitative model to choose companies the Sub-Adviser believes have strong, sustainable growth with current momentum at attractive price valuations.

Because the Portfolio generally will not hold all the stocks in the Russell 1000® Growth Index and because the Portfolio’s investments may be allocated in amounts that vary from the proportional weightings of the various stocks in the index, the Portfolio is not an “index” fund. In seeking to outperform its benchmark, however, the Sub-Adviser reviews potential investments using certain criteria based on the securities in the Russell 1000® Growth Index. These criteria currently include the following:

  relative prices to earnings and price to book ratios;
  stability and quality of earnings;
  earnings momentum and growth;
  weighted median market capitalization of the Portfolio;
  allocation among the economic sectors of the Portfolio, as compared to the Russell 1000® Growth Index; and
  weighted individual stocks within the Russell 1000® Growth Index.

The Portfolio may invest up to 10% of its total assets in securities issued by foreign companies, in the form of American Depositary Receipts (“ADRs”).

The Portfolio may invest in investment-grade convertible securities, preferred stock, illiquid securities and U.S. government debt securities. There are no restrictions on the maturity of the debt securities in which the Portfolio may invest. The Portfolio may also invest in derivatives for hedging purposes. The Portfolio may purchase or sell securities that it is entitled to receive on a when issued basis. The Portfolio may also purchase or sell securities on a delayed delivery basis or through a forward commitment.

The Portfolio will normally invest a portion of its assets in short-term debt securities, such as commercial paper. The Portfolio may also invest, without limitation, in short-term debt securities (including repurchase agreements), non-convertible preferred stocks and bonds, or U.S. government and money market securities when the Sub-Adviser is unable to find enough attractive equity investments and to reduce exposure to equities when the Sub-Adviser believes it is advisable to do so on a temporary basis. Investment in these securities may also be used to meet redemptions.

11

Description of the Portfolios (continued) The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended and the rules, regulations and exemptive orders thereunder.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective.

Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the Sub-Adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Borrowing Risk
Call Risk
Convertible Securities Risk
Credit Risk
Debt Securities Risk
Depositary Receipts Risk
Derivatives Risk
Equity Securities Risk
Foreign Investment Risk
Growth Investing Risk
Interest Rate Risk
Investment Models Risk
Liquidity Risk
Manager Risk
Market and Company Risk
Market Capitalization Risk
Maturity Risk
Over-the-Counter Investment Risk
Other Investment Companies Risk
Portfolio Turnover Risk
Restricted and Illiquid Securities Risk
Securities Lending Risk
U.S. Government Securities and Obligations Risk
When Issued and Delayed Delivery Securities and Forward Commitments Risk

Please see “Summary of Principal Risks” following the “Description of the Portfolios” section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information (“SAI”).

Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the changes in the Portfolio’s performance from year to year, and the table compares the Portfolio’s performance to the performance of a broad measure of market performance for the same period. The Portfolio’s past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

12

Description of the Portfolios (continued)

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s Class S shares’ performance from year to year.

Year-by-Year Total Returns(1)(2)
(For the periods ended December 31 of each year)

Best and Worst Quarterly Returns during this Period:

Best:	4th Quarter	2004:	11.65%
Worst:	4th Quarter	2008:	(20.64)%

The following table provides some indication of the risks of investing in the Portfolio by comparing the Portfolio’s Class S shares’ performance to that of a broad measure of market performance – the Russell 1000® Growth Index. The Russell 1000® Growth Index measures the performance of those companies in the Russell 1000® Index with higher than average price-to-book ratios and higher forecasted growth values. The index does not reflect fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in the index.

Average Annual Total Returns(1)(2) (For the periods ended December 31, 2008)
	1 Year	5 Years	10 Years (or Life of Class)
Class S Return	(39.06)%	(3.10)%	(2.02)%(1)
Russell 1000® Growth Index	(38.44)%	(3.42)%	(1.92)%(3)
(1)	Class S shares commenced operations on May 1, 2002.
(2)	BlackRock Investment Management has managed the Portfolio since September 30, 2006. Prior to September 30, 2006, the Portfolio was managed by Mercury Advisors. On September 29, 2006, BlackRock, Inc. consummated a transaction with Merrill Lynch & Co., Inc. whereby Merrill Lynch & Co., Inc.’s investment management businesses (including Mercury Advisors) combined with that of BlackRock, Inc. to create a new independent company.
(3)	The index return is for the period beginning May 1, 2002.
13

Description of the Portfolios (continued)

ING Clarion Global Real Estate Portfolio

Sub-Adviser

ING Clarion Real Estate Securities L.P. (“ING CRES”)

Investment Objective

High total return consisting of capital appreciation and current income. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

Under normal market conditions, the Portfolio will invest at least 80% of its net assets (plus borrowings for investment purposes) in a portfolio of equity securities of companies that are principally engaged in the real estate industry. The Portfolio will provide shareholders with at least 60 days’ prior notice of any change in this investment policy.

In selecting investments for the Portfolio, the Sub-Adviser will select companies that derive at least 50% of their total revenues or earnings from owning, operating, developing and/or managing real estate. This portion of the Portfolio will have investments located in a number of different countries located throughout the world, including the United States. As a general matter, the Portfolio expects these investments to be in common stocks of large-, mid- and small-sized companies, including real estate investment trusts (“REITs’’). The Portfolio may invest in companies located in countries with emerging securities markets.

The Sub-Adviser uses a multi-step investment process for constructing the Portfolio’s investment portfolio that combines top-down region and sector allocation with bottom-up individual stock selection.

  First, the Sub-Adviser selects sectors and geographic regions in which to invest and determines the degree of representation of such sectors and regions through a systematic evaluation of public and private property market trends and conditions.
  Second, the Sub-Adviser uses an in-house valuation process to identify investments it believes have superior current income and growth potential relative to their peers. This in-house valuation process examines several factors including: (i) value and property; (ii) capital structure; and (iii) management and strategy.
The Portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended and the rules, regulations and exemptive orders thereunder. The Portfolio may also invest in convertible securities, initial public offerings and Rule 144A securities.

The Portfolio is non-diversified and, when compared with other funds, may invest a greater portion of its assets in a particular issuer. A non-diversified portfolio has greater exposure to the risk of default or the poor earning of an issuer.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio also may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the Sub-Adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Convertible Securities Risk
Diversification Risk
Emerging Markets Risk
Equity Securities Risk
Foreign Investment Risk
Industry Concentration Risk
Initial Public Offerings Risk
Liquidity Risk
Market Capitalization Risk
Market Trends Risk
Mid-Capitalization Company Risk
Other Investment Companies Risk
Price Volatility Risk
Real Estate Investment Trusts Risk
Restricted and Illiquid Securities Risk
Securities Lending Risk
Small-Capitalization Company Risk

Please see ”Summary of Principal Risks“ following the ”Description of the Portfolios“ section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does
14

Description of the Portfolios (continued) not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information (”SAI“).

Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the changes in the Portfolio’s performance from year to year, and the table compares the Portfolio’s performance to the performance of a broad measure of market performance for the same period. The Portfolio’s past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under your Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

In addition, performance of a similarly managed fund is presented in the section of this Prospectus entitled “Performance of Similarly Managed Mutual Funds.”

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s Class S shares performance from year to year.

Year-by-Year Total Returns(1)
(For the periods ended December 31 of each year)

Best and Worst Quarterly Returns during this Period:

Best:	3rd Quarter	2007:	5.66%
Worst:	4th Quarter	2008:	(29.10)%
15

Description of the Portfolios (continued)

The following table provides some indication of the risks of investing in the Portfolio by comparing the Portfolio’s Class S shares’ performance to that of a broad measure of market performance – the Standard & Poor’s Developed Property (“S&P Developed Property”) Index. The S&P Developed Property Index is an unmanaged market-weighted total return index which consists of many companies from developed markets whose floats are larger than $100 million and derive more than half of their revenue from property-related activities. It includes the reinvestment of dividends net of witholding taxes, but does not reflect fees, brokerage commissions, or other expenses of investing. It is not possible to invest directly in the index.

Average Annual Total Returns(1) (For the periods ended December 31, 2008)
	1 Year	5 Years (or Life of Class)	10 Years
Class S Return	(41.26)%	(9.20)%(1)	N/A
S&P Developed Property Index	(47.61)%	(12.00)%(2)	N/A
(1)	Class S shares commenced operations on January 3, 2006.
(2)	The index return is for the period beginning January 1, 2006.
16

Description of the Portfolios (continued)

ING Evergreen Health Sciences Portfolio

Sub-Adviser

Evergreen Investment Management Company, LLC (“EIMC”)

Investment Objective

Long-term capital growth. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

The Portfolio is a non-diversified portfolio that will normally invest at least 80% of its net assets (plus borrowings for investment purposes) in the equity securities of health care companies, meaning companies that develop, produce or distribute products or services related to the health care or medical industries and that the Sub-Adviser determines derive a substantial portion, i.e., more than 50%, of their sales from products and services in health care. These companies include, but are not limited to, pharmaceutical companies, biotechnology companies, medical device and supply companies, managed care companies and healthcare information and service providers. The Portfolio will provide shareholders with at least 60 days’ prior notice of any change in this investment policy.

The Portfolio may invest in securities of relatively well-known and large companies, as well as small- and medium-sized companies. In choosing companies in which to invest, the Sub-Adviser looks for strong management, growing products, leading technology, franchise niche, strong balance sheet and/or other factors, which may lead to high return on equity and consistent high earnings growth. Stocks are selected based on both the Sub-Adviser’s estimate of their fundamental investment value and their relative attractiveness to their business competitors.

The Portfolio may invest in securities of both domestic and foreign issuers. There is no limit to the amount the Portfolio may invest in foreign securities.

The Portfolio may also engage in short sales of index unit investment trusts such as the PowerShares QQQTM. Such practices are used to seek to protect the Portfolio against market decline, to adjust the Portfolio’s duration, to maintain the Portfolio’s exposure to its market, to manage cash or to attempt to increase returns. These practices may actually reduce returns or increase volatility.

The Portfolio may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended and the rules, regulations and exemptive orders thereunder.

The Portfolio is non-diversified and, when compared with other funds, may invest a greater portion of its assets in a particular issuer. A non-diversified portfolio has greater exposure to the risk of default or the poor earnings of an issuer.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio also may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the Sub-Adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Diversification Risk
Equity Securities Risk
Foreign Investment Risk
Healthcare Sector Risk
Industry Concentration Risk
Investment Style Risk
Liquidity Risk
Manager Risk
Market Capitalization Risk
Mid-Capitalization Company Risk
Other Investment Companies Risk
Price Volatility Risk
Securities Lending Risk
Short Sales Risk
Small-Capitalization Company Risk

17

Description of the Portfolios (continued)

Please see “Summary of Principal Risks” following the “Description of the Portfolios” section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information (“SAI”).

Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the changes in the Portfolio’s performance from year to year, and the table compares the Portfolio’s performance to the performance of two broad measures of market performance for the same period. The Portfolio’s past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s Class S shares’ performance from year to year.

Year-by-Year Total Returns(1)
(For the periods ended December 31 of each year)

Best and Worst Quarterly Returns during this Period:

Best:	1st Quarter	2006:	6.26%
Worst:	4th Quarter	2008:	(19.53)%
18

Description of the Portfolios (continued)

The following table provides some indication of the risks of investing in the Portfolio by comparing the Portfolio’s Class S shares’ performance to those of two broad measures of market performance – the Standard & Poor’s 500® Composite Stock Price (“S&P 500®”) Index and the Standard & Poor’s 1500 Supercomposite Healthcare Sector (“S&P 1500 Supercomposite Healthcare Sector”) Index. The S&P 500® is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States. The S&P 1500 Supercomposite Healthcare Sector Index is an unmanaged capitalization-weighted index tracking the performance of healthcare stocks within the S&P 500® Index, Standard & Poor’s MidCap 400 IndexTM and Standard & Poor’s SmallCap 600 Index, which include large, medium and small companies, respectively. The S&P 1500 Supercomposite Healthcare Index is included to provide additional comparison information. The indices do not reflect fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in the indices.

Average Annual Total Returns(1) (For the periods ended December 31, 2008)
	1 Year	5 Years (or Life of Class)	10 Years
Class S Return	(28.68)%	(0.57)%(1)	N/A
S&P 500® Index	(37.00)%	(2.36)%(2)	N/A
S&P 1500 Supercomposite Healthcare Sector Index	(23.76)%	(1.11)%(2)	N/A
(1)	Class S shares commenced operations on May 3, 2004.
(2)	The index returns are for the period beginning May 1, 2004.
19

Description of the Portfolios (continued)

ING Evergreen Omega Portfolio

Sub-Adviser

Evergreen Investment Management Company, LLC (“EIMC”)

Investment Objective

Long-term capital growth. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

Under normal conditions the Portfolio invests substantially all of its assets, in common stocks of U.S. companies across all market capitalizations. The Portfolio’s Sub-Adviser employs a growth style of equity management that emphasizes companies with cash flow growth, sustainable competitive advantages, returns on invested capital above their cost of capital and the ability to manage for profitable growth that the Sub-Adviser believes to have long-term value for shareholders and sell at a discount to long-term intrinsic worth of the businesses. “Growth” stocks are stocks of companies which the Sub-Adviser believes to have sustainable above-average growth of long-term cash flows. The Portfolio may also invest up to 25% of its assets in foreign securities.

The Portfolio may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended and the rules, regulations and exemptive orders thereunder.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio also may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the Sub-Adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Equity Securities Risk
Foreign Investment Risk
Growth Investing Risk
Investment Style Risk
Liquidity Risk
Manager Risk
Market Capitalization Risk
Mid-Capitalization Company Risk
Other Investment Companies Risk
Price Volatility Risk
Securities Lending Risk
Small-Capitalization Company Risk

Please see “Summary of Principal Risks” following the “Description of the Portfolios” section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information (“SAI”).

Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the changes in the Portfolio’s performance from year to year, and the table compares the Portfolio’s performance to the performance of a broad measure of market performance for the same period. The Portfolio’s past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

20

Description of the Portfolios (continued)

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s Class S shares’ performance from year to year.

Year-by-Year Total Returns(1)
(For the periods ended December 31 of each year)

Best and Worst Quarterly Returns during this Period:

Best:	2nd Quarter	2007:	10.76%
Worst:	4th Quarter	2008:	(19.17)%

The following table provides some indication of the risks of investing in the Portfolio by comparing the Portfolio’s Class S shares’ performance to that of a broad measure of market performance – the Russell 1000® Growth Index. The Russell 1000® Growth Index measures the performance of those companies in the Russell 1000®Index with higher than average price-to-book ratios and higher forecasted growth values. The index does not reflect fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in the index.

Average Annual Total Returns(1) (For the periods ended December 31, 2008)
	1 Year	5 Years (or Life of Class)	10 Years
Class S Return	(27.55)%	(1.32)%(1)	N/A
Russell 1000® Growth Index	(38.44)%	(3.58)%(2)	N/A
(1)	Class S shares commenced operations on May 3, 2004.
(2)	The index return is for the period beginning May 1, 2004.
21

Description of the Portfolios (continued)

ING FMRSM Diversified Mid Cap Portfolio

Sub-Adviser

Fidelity Management & Research Company (“FMR”)

Investment Objective

Long-term growth of capital. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

The Sub-Adviser normally invests at least 80% of the Portfolio’s net assets (plus borrowings for investment purposes) in securities of companies with medium market capitalizations. The Portfolio will provide shareholders with at least 60 days’ prior notice of any change in this investment policy. Although a universal definition of medium market capitalization companies does not exist, for purposes of this Portfolio, the Sub-Adviser generally defines medium market capitalization companies as those whose market capitalization is similar to the market capitalization of companies in the Russell Midcap® Index or the Standard & Poor’s MidCap 400 (“S&P MidCap 400”) Index. A company’s market capitalization is based on its current market capitalization or its market capitalization at the time of the Portfolio’s investment. The size of companies in each index changes with market conditions and the composition of the index. The Sub-Adviser may also invest the Portfolio’s assets in companies with smaller or larger market capitalizations. The Sub-Adviser normally invests the Portfolio’s assets primarily in common stocks.

The Sub-Adviser may invest up to 25% of the Portfolio’s assets at the time of purchase in securities of foreign issuers, including emerging markets securities, in addition to securities of domestic issuers.

The Sub-Adviser is not constrained by any particular investment style. At any given time, the Sub-Adviser may tend to buy “growth” stocks or “value” stocks, or a combination of both types. In buying and selling securities for the Portfolio, the Sub-Adviser relies on fundamental analysis, which involves a bottom-up assessment of a company’s potential for success in light of factors including its financial condition, earnings outlook, strategy, management, industry position, and economic and market conditions.

The Sub-Adviser may use various techniques, such as buying and selling futures contracts and other investment companies, including exchange-traded funds, to increase or decrease the Portfolio’s exposure to changing security prices or other factors that affect security values. If the Sub-Adviser’s strategies do not work as intended, the Portfolio may not achieve its objective.

The Portfolio may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended and the rules, regulations and exemptive orders thereunder.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective.

Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the Sub-Adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Derivatives Risk
Emerging Markets Risk
Equity Securities Risk
Foreign Investment Risk
Growth Investing Risk
Liquidity Risk
Manager Risk
Market and Company Risk
Market Capitalization Risk
Mid-Capitalization Company Risk
Other Investment Companies Risk
Portfolio Turnover Risk
Securities Lending Risk
Small-Capitalization Company Risk
Value Investing Risk

Please see “Summary of Principal Risks” following the “Description of the Portfolios” section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does
22

Description of the Portfolios (continued) not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information (“SAI”).

Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the changes in the Portfolio’s performance from year to year, and the table compares the Portfolio’s performance to the performance of a broad measure of market performance for the same period. The Portfolio’s past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s Class S shares’ performance from year to year.

Year-by-Year Total Returns(1)
(For the periods ended December 31 of each year)

Best and Worst Quarterly Returns during this Period:

Best:	4th Quarter	2001:	18.53%
Worst:	4th Quarter	2008:	(23.29)%
23

Description of the Portfolios (continued)

The following table provides some indication of the risks of investing in the Portfolio by comparing the Portfolio’s Class S shares’ performance to that of a broad measure of market performance – the S&P MidCap 400 Index. The S&P MidCap 400 Index is a market capitalization-weighted index of 400 mid-capitalization stocks chosen for market size, liquidity, and industry group representation. The index does not reflect fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in the index.

Average Annual Total Returns(1) (For the periods ended December 31, 2008)
	1 Year	5 Years	10 Years (or Life of Class)
Class S Return	(39.14)%	2.49%	1.46%(1)
S&P MidCap 400 Index	(36.23)%	(0.08)%	1.20%(2)
(1)	Class S shares commenced operations on October 2, 2000.
(2)	The index return is for the period beginning October 1, 2000.
24

Description of the Portfolios (continued)

ING Focus 5 Portfolio

Sub-Adviser

ING Investment Management Co. (“ING IM”)

Investment Objective

Total return through capital appreciation and dividend income. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

ING Focus 5 Portfolio seeks to achieve its investment objective by investing in the common stocks of companies that are identified through five distinct strategies:

  the U.S. LargeCap Market 10 Strategy;
  the U.S. Blue-Chip Strategy;
  the International Blue-Chip 75 Strategy;
  the Small Cap 40 Strategy; and
  the 25 Fund Strategy.

Each of these investment strategies involves investment approaches that are based on formulas as described below. The Sub-Adviser follows these formulas in determining which securities to buy, retain, and sell. The formulas are objective and the Portfolio is different from many other mutual funds in that the Sub-Adviser does not apply subjective judgment in stock selection, retention, and sale decisions.

The combination of the five investment strategies is intended to seek total return through a portfolio that is highly diversified in many respects:

  in providing exposure to both U.S. and foreign issuers;
  in providing exposure to both large- and small-capitalization stocks;
  in providing exposure to stocks that exhibit growth and value style characteristics or a combination of those characteristics; and
  in providing exposure to stocks selected on the basis of their recent dividends and to stocks selected without regard to their dividend history.

The common stocks are selected through each of these investment strategies only once annually (“Portfolio Construction Date”). The initial Portfolio Construction Date was on or about August 20, 2007. Thereafter, the Portfolio Constructive Date is on or about the first business day after January 1 of each year. The Sub-Adviser seeks to buy and sell common stocks in accordance with the investment strategies within five days before or after the Portfolio Construction Date, which is referred to as the “Trading Period.” During the rest of the year, the Sub-Adviser will not make changes in the Portfolio’s holdings except for extraordinary events such as a merger, acquisition, or bankruptcy. Under such circumstances, the Sub-Adviser will allocate the proceeds from the sale of common stock affected by an extraordinary event to a company in the same industry sector as the common stock being sold (“Replacement Stock”). The Sub-Adviser will select this Replacement Stock from a list of companies derived from the strategy that originally identified the common stock being sold on the same day that the affected common stock is sold.

Throughout the year, the Sub-Adviser may also trade to invest cash inflows to the Portfolio and for dividend reinvestment. Purchases and sales of common stocks made at times other than during the Trading Period will generally be made in approximately the same proportion that stocks are then held by the Portfolio (or, in the case of dividend reinvestment, in the same proportion that stocks are held pursuant to the strategy that generated the dividends).

To effectively manage cash inflows and outflows, the Portfolio may maintain a cash position, which normally will not exceed 5% of net assets. This 5% of the Portfolio’s net assets may also include the use of derivatives. The Portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

The Portfolio expects to invest in the securities determined by each of the investment strategies with an approximately equal amount initially invested pursuant to each investment strategy.

25

Description of the Portfolios (continued)
The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective.

The securities which comprise the above investment strategies are selected as follows:

The U.S. LargeCap Market 10 Strategy

The U.S. LargeCap Market 10 Strategy invests approximately equal amounts in the common stocks of 10 companies selected from the Standard & Poor’s 500® Composite Stock Price (“S&P 500®”) Index. As of December 31, 2008, the smallest company in the S&P 500® Index had a market capitalization of $477 million and the largest company had a market capitalization of $406 billion. These companies are selected using the following process:

  the 250 companies with the largest market capitalizations as of the last business day prior to the Portfolio Construction Date in the S&P 500® Index are chosen and ranked by price-to-sales ratios;
  from the selected companies, the 125 companies with the lowest price-to-sales ratios as of the last business day prior to the Portfolio Construction Date are then ranked by share price appreciation in the last year; and
  from those companies, the common stocks of the 10 companies with the greatest share price appreciation over the prior year are purchased.

The U.S. LargeCap Market 10 Strategy is not expected to track the performance of the S&P 500® Index.

The U.S. Blue-Chip 10 Strategy

The U.S. Blue-Chip 10 Strategy invests approximately equal amounts in the common stocks of 10 companies selected from the Dow Jones Industrial Average (“DJIA”) with the highest dividend yield over the prior year.

The U.S. Blue-Chip 10 Strategy is not expected to reflect the entire DJIA nor track the performance of the DJIA.

The International Blue-Chip 75 Strategy

The International Blue-Chip 75 Strategy invests approximately equal amounts in the common stocks of 75 companies selected from the Morgan Stanley Capital International-Europe, Australasia and Far East® (“MSCI EAFE®”) Index. As of December 31, 2008, the smallest company in the MSCI EAFE® Index had a market capitalization of $178 million and the largest company had a market capitalization of $149 billion. These companies are selected using the following process:

  the 500 companies with the largest market capitalizations (excluding all financial and utility companies in the MSCI EAFE® Index) as of the last business day prior to the Portfolio Construction Date are chosen and ranked by dividend yield over the prior year;
  from the selected companies, the 200 companies with the highest dividends yield over the prior year are retained; and
  from those companies, the common stocks of the 75 companies with the lowest dividend yield over the prior year are purchased.

The International Blue-Chip 75 Strategy is not expected to track the performance of the MSCI EAFE® Index.

The Small Cap 40 Strategy

The Small Cap 40 Strategy invests in the common stocks of 40 companies selected from the New York Stock Exchange (“NYSE”), the American Stock Exchange (“AMEX”) and the NASDAQ Stock Market (“NASDAQ”). These companies are selected using the following process:

  companies with market capitalizations between $150 million and $1 billion as of the last business day prior to the Portfolio Construction Date are selected from the NYSE, AMEX and NASDAQ;
  limited partnerships, American Depositary Receipts (“ADRs”) of foreign companies, mineral trusts, oil royalty trusts and companies whose shares have appreciated in price more than 75% in the last year are excluded;
  from the remaining universe of companies, those companies with daily trading volumes of at least $500,000, companies with positive sales growth in each of the last 3 years and companies with positive earnings in the last year are retained; and
  from the selected companies, the common stock of the 40 companies with the greatest share price appreciation in the last year are purchased in proportion to each company’s market capitalization.
26

Description of the Portfolios (continued) The Small Cap 40 Strategy is not expected to track the performance of the NYSE, AMEX or NASDAQ.

The 25 Fund Strategy

The 25 Fund Strategy invests approximately equal amounts in the common stocks of 25 companies selected from the NYSE. These companies are selected using the following process:

  all companies (excluding financial, transportation and utility companies, limited partnership and ADRs of foreign companies) that pay dividends and are traded on the NYSE are ranked by capitalization;
  from the selected companies, the 400 companies with the largest market capitalizations as of the last business day prior to the Portfolio Construction Date are ranked by dividend yield;
  of those companies, the 75 companies with the highest dividend yield over the prior year are retained; and
  from the remaining universe of companies, the common stock of the 25 companies with the lowest dividend yields over the prior year are purchased.

The 25 Fund Strategy is not expected to track the performance of the NYSE.

Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the Sub-Adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Currency Risk
Derivatives Risk
Equity Securities Risk
Foreign Investment Risk
Growth Investing Risk
Investment Models Risk
Investment Strategy Risk
Limited Management Risk
Liquidity Risk
Market and Company Risk
Market Capitalization Risk
Other Investment Companies Risk
Portfolio Turnover Risk
Price Volatility Risk
Securities Lending Risk
Small-Capitalization Company Risk
Value Investing Risk

Please see “Summary of Principal Risks” following the “Description of the Portfolios” section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information (“SAI”).

Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the Portfolio’s performance for the first full calendar year of operations, and the table compares the Portfolio’s performance to the performance of a broad measure of market performance for the same period. The Portfolio’s past performance is no guarantee of future results.

27

Description of the Portfolios (continued)

The bar chart below provides some indication of the risks of investing in the Portfolio by showing the Portfolio’s Class S shares’ performance for the first full calendar year of operations.

Year-by-Year Total Return(1)
(For the period ended December 31)

Best and Worst Quarterly Returns during this Period:

Best:	2nd Quarter	2008:	(3.09)%
Worst:	4th Quarter	2008:	(25.99)%

The following table provides some indication of the risks of investing in the Portfolio by comparing the Portfolio’s Class S shares’ performance to that of a broad measure of market performance – the Standard & Poor’s 500® Composite Stock Price (“S&P 500®”) Index. The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States. The index does not reflect fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in the index.

Average Annual Total Returns(1) (For the periods ended December 31, 2008)
	1 Year	5 Years (or Life of Class)	10 Years
Class S Return	(43.05)%	(31.55)%(1)	N/A
S&P 500® Index	(37.00)%	(29.13)%(2)	N/A
(1)	Class S shares commenced operations on August 20, 2007.
(2)	The index return is for the period beginning September 1, 2007.
28

Description of the Portfolios (continued)

ING Franklin Income Portfolio

Sub-Adviser

Franklin Advisers, Inc. (“Franklin”)

Investment Objective

Seeks to maximize income while maintaining prospects for capital appreciation. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

The Portfolio normally invests in a diversified portfolio of debt and equity securities. Debt securities include all varieties of fixed, floating and variable rate instruments including secured and unsecured bonds, bonds convertible into common stock, mortgage securities, debentures, zero-coupon bonds, notes, and short-term debt instruments. Equity securities include common stocks, preferred stocks and convertible securities, among others.

The Portfolio seeks income by selecting investments such as corporate, foreign and U.S. Treasury bonds, as well as stocks with attractive dividend yields. In its search for growth opportunities, the Portfolio maintains the flexibility to invest in common stocks of companies from a variety of industries such as utilities, oil, gas, real estate and consumer goods.

The Portfolio may invest up to 100% of total assets in debt securities that are rated below investment grade, but it is not currently expected that the Portfolio will invest more than 50% of its assets in these securities. Securities rated in the top four ratings categories by independent rating organizations such as Standard & Poor’s Ratings Services (“S&P”) and Moody’s Investors Service, Inc. (“Moody’s”) are considered investment-grade. Higher yields are ordinarily available from securities in the lower rating categories, such as securities rated Ba or lower by Moody’s or BB or lower by S&P or from unrated securities deemed by the Sub-Adviser to be of comparable quality. Such high-yield securities are considered to be below “investment-grade” and are sometimes referred to as “junk bonds.” Generally, lower-rated securities pay higher yields than more highly rated securities to compensate investors for the higher risk.

The Portfolio may invest up to 25% of its assets in foreign securities. It ordinarily buys foreign securities that are traded in the United States or American Depositary Receipts (“ADRs”). The Portfolio may invest up to 10% of its assets in secured and unsecured corporate bank loans and loan participations.

The Sub-Adviser searches for undervalued or out-of-favor securities it believes offer opportunities for income today and significant growth tomorrow. It performs independent analysis of the debt securities being considered for the Portfolio’s investment portfolio, rather than relying principally on the ratings assigned by rating agencies. In its analysis, the Sub-Adviser considers a variety of factors, including:

  the experience and managerial strength of the company;
  responsiveness to changes in interest rates and business conditions;
  debt maturity schedules and borrowing requirements;
  the company’s changing financial condition and market recognition of the change; and
  a security’s relative value based on such factors as anticipated cash flow, interest or dividend coverage, asset coverage and earnings prospects.

The Portfolio may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended and the rules, regulations and exemptive orders thereunder.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

29

Description of the Portfolios (continued) Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the Sub-Adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Call Risk
Convertible Securities Risk
Credit Risk
Debt Securities Risk
Depositary Receipts Risk
Equity Securities Risk
Foreign Investment Risk
High-Yield, Lower-Grade Debt Securities Risk
Income Risk
Interest Rate Risk
Liquidity Risk
Manager Risk
Market and Company Risk
Market Trends Risk
Maturity Risk
Other Investment Companies Risk
Price Volatility Risk
Securities Lending Risk
U.S. Government Securities and Obligations Risk
Value Investing Risk

Please see “Summary of Principal Risks” following the “Description of the Portfolios” section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information (“SAI”).

Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the changes in the Portfolio’s performance from year to year, and the table compares the Portfolio’s performance to the performance of two broad measures of market performance and a composite index for the same period. The Portfolio’s past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

In addition, performance of a similarly managed fund is presented in the section of this Prospectus entitled “Performance of Similarly Managed Mutual Funds.”

30

Description of the Portfolios (continued)

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s Class S shares’ performance from year to year.

Year-by-Year Total Returns(1)
(For the periods ended December 31 of each year)

Best and Worst Quarterly Returns during this Period:

Best:	1st Quarter	2007:	2.62%
Worst:	3rd Quarter	2008:	(14.74)%

The following table provides some indication of the risks of investing in the Portfolio by comparing the Portfolio’s Class S shares’ performance to those of two broad measures of market performance – the Standard & Poor’s 500® Composite Stock Price (“S&P 500®”) Index and the Barclays Capital U.S. Intermediate Government/Credit Bond Index (formerly, the Lehman Brothers U.S. Intermediate Government/Credit Bond Index) and a composite index consisting of 60% S&P 500® Index and 40% Barclays Capital U.S. Intermediate Government/Credit Bond Index (“60% S&P 500®/40% Barclays Capital U.S. Intermediate Government/Credit Bond”) Index. The S&P 500®is an unmanaged index that measures the performance of securities of appropriately 500 of the largest companies in the United States. The Barclays Capital U.S. Intermediate Government/Credit Bond Index is an unmanaged index composed of securities including U.S. Government Treasury and agency securities. The Barclays Capital U.S. Intermediate Government/Credit Bond Index and the 60% S&P 500®/40% Barclays Capital U.S. Intermediate Government/Credit Bond Index are included to provide additional comparison information. The indices do not reflect fees, brokerage commissions, or other expenses of investing. It is not possible to invest directly in the indices.

Average Annual Total Returns(1) (For the periods ended December 31, 2008)
	1 Year	5 Years (or Life of Class)	10 Years
Class S Return	(28.98)%	(7.81)%(1)	N/A
S&P 500® Index	(37.00)%	(11.19)%(2)	N/A
Barclays Capital U.S. Intermediate Government/Credit Bond Index	5.08%	6.35%(2)	N/A
60% S&P 500®/40% Barclays Capital U.S. Intermediate Government/Credit Bond Index	(22.08)%	(4.21)%(2)	N/A
(1)	Class S shares commenced operations on April 28, 2006.
(2)	The index returns are for the period beginning May 1, 2006.
31

Description of the Portfolios (continued)

ING Franklin Mutual Shares Portfolio

Sub-Adviser

Franklin Mutual Advisers, LLC (“Franklin Mutual”)

Investment Objective

Capital appreciation. Its secondary goal is income. The Portfolio’s investment objectives are not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

The Sub-Adviser normally invests primarily in equity securities (including securities convertible into, or that the Sub-Adviser expected to be exchanged for, common or preferred stock) of companies of any nation that the Sub-Adviser believes are available at market prices less than their value based on certain recognized or objective criteria (intrinsic value). Following this value-oriented strategy, under normal market conditions, the Portfolio invests primarily in:

  Undervalued Securities. Securities trading at a discount to their intrinsic value.

And, to a lesser extent, the Portfolio also invests in:

  Risk Arbitrage Securities. Securities of companies that are involved in restructurings such as mergers, acquisitions, consolidations, liquidations, spinoffs, or tender or exchange offers or securities that the Sub-Adviser believes are cheap relative to an economically similar security of another or the same company.
  Distressed Companies. Securities of companies that are, or are about to be, involved in reorganizations, financial restructurings, or bankruptcy.

Common and preferred stocks, and securities convertible into common stocks, are examples of equity securities.

In pursuit of its value-oriented strategy, the Portfolio is not limited to pre-set maximums or minimums governing the size of the companies in which it may invest. However, as a general rule, the Portfolio invests the equity portion of its portfolio primarily to predominantly in companies with market capitalizations (share price multiplied by the number of shares of common stock outstanding) greater than $5 billion, with a portion to significant amount in smaller companies.

While the Portfolio generally purchases securities for investment purposes, the Sub-Adviser may seek to influence or control management, or invest in other companies that do so, when the Sub-Adviser believes the Portfolio may benefit.

The Portfolio expects to invest significantly (up to 35% of its assets) in foreign securities. A debt security obligates the issuer to the bondholders or creditors, both to repay a loan of money at a future date and generally to pay interest.

The Portfolio may, from time to time, attempt to hedge (protect) against currency risks, largely using forward foreign currency exchange contracts (hedging instruments), when, in the Sub-Adviser’s opinion, it would be advantageous to the Portfolio to do so.

The Portfolio may also engage from time to time in an “arbitrage” strategy. When engaging in an arbitrage strategy, the Portfolio typically buys one security while at the same time selling short another security. The Portfolio generally buys the security that the Sub-Adviser believes is either cheap relative to the price of the other security or otherwise undervalued, and sells short the security that the manager believes is either expensive relative to the price of the other security or otherwise overvalued. In doing so, the Portfolio attempts to profit from a perceived relationship between the values of the two securities. The Portfolio generally engages in an arbitrage strategy in connection with an announced corporate restructuring, such as a merger, acquisition or tender offer, or other corporate action or event.

The Portfolio’s investments in Distressed Companies typically involve the purchase of bank debt, lower rated or defaulted debt securities, comparable unrated debt securities, or other indebtedness (or participations in the indebtedness) of, or trade claims against, such companies. Such other indebtedness generally represents a specific commercial loan or portion of a loan made to a company by a financial institution such as a bank. Loan participations represent fractional interests in a company’s indebtedness and are generally made available by banks or other institutional investors. By purchasing all or a part of a company’s direct indebtedness, the Portfolio, in effect, steps into the shoes of the lender. If the loan is secured, the Portfolio will have a priority claim to the assets of the company ahead of unsecured creditors and stockholders. The Portfolio generally makes such investments to achieve capital appreciation, rather than to seek income.

The Portfolio may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended and the rules, regulations and exemptive orders thereunder.

32

Description of the Portfolios (continued) Portfolio Selection

The Sub-Adviser employs a research driven, fundamental value strategy. In choosing equity investments, the Sub-Adviser focuses on the market price of a company’s securities relative to the Sub-Adviser’s own evaluation of the company’s asset value, book value, cash flow potential, long-term earnings, and multiples of earnings. Similarly, debt securities and other indebtedness, including loan participations, are generally selected based on the Sub-Adviser’s own analysis of the security’s intrinsic value rather than the coupon rate or rating of the security. The Sub-Adviser examines each investment separately and there are no set criteria as to specific value parameters, asset size, earnings or industry type.

Temporary Investments

The Sub-Adviser may keep a portion, which may be significant at times, of the Portfolio’s assets in cash or invested in high-quality, short-term money market securities, corporate debt, or direct or indirect U.S. and non-U.S. government and agency obligations, when it believes that insufficient investment opportunities meeting the Portfolio’s investment criteria exist or that it may otherwise be necessary to maintain liquidity. For example, when prevailing market valuations for securities are high, there may be fewer securities available at prices below their intrinsic value. In addition, when the Sub-Adviser believes market or economic conditions are unusual or unfavorable for investors, it may invest all or substantially all of the Portfolio’s assets in U.S. or non-U.S. dollar denominated short-term investments, including cash or cash equivalents. In these circumstances, the Portfolio may be unable to pursue its investment goal.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective.

The Portfolio also may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the Sub-Adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Convertible Securities Risk
Credit Risk
Currency Risk
Derivatives Risk
Equity Securities Risk
Foreign Investment Risk
High-Yield, Lower-Grade Debt Securities Risk
Investment Models Risk
Liquidity Risk
Manager Risk
Market Capitalization Risk
Mid-Capitalization Company Risk
Other Investment Companies Risk
Portfolio Turnover Risk
Risk Arbitrage Securities and Distressed Companies Risk
Securities Lending Risk
Small-Capitalization Company Risk
Sovereign Debt Risk
Value Investing Risk

Please see “Summary of Principal Risks” following the “Description of the Portfolios” section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information (“SAI”).

Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the Portfolio’s performance for the first full calendar year of operations, and the table compares the Portfolio’s performance to the performance of a broad measure of market performance for the same period. The Portfolio’s past performance is no guarantee of future results.

33

Description of the Portfolios (continued) The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

In addition, performance of a similarly managed fund is presented in the section of this Prospectus entitled “Performance of Similarly Managed Mutual Funds.”

The bar chart below provides some indication of the risks of investing in the Portfolio by showing the Portfolio’s Class S shares’ performance for the first full calendar year of operations.

Year-by-Year Total Return(1)
(For the period ended December 31)

Best and Worst Quarterly Returns during this Period:

Best:	2nd Quarter	2008:	(6.19)%
Worst:	4th Quarter	2008:	(21.53)%

The following table provides some indication of the risks of investing in the Portfolio by comparing the Portfolio’s Class S shares’ performance to that of a broad measure of market performance – the Standard & Poor’s® 500 Composite Stock Price (“S&P 500®”) Index. The S&P 500® is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States. It includes the reinvestment of dividends net of witholding taxes, but does not reflect fees, brokerage commissions, or other expenses of investing. It is not possible to invest directly in the index.

Average Annual Total Returns(1) (For the periods ended December 31, 2008)
	1 Year	5 Years (or Life of Class)	10 Years
Class S Return	(37.77)%	(26.20)%(1)	N/A
S&P 500® Index	(37.00)%	(24.04)%(2)	N/A
(1)	Class S shares commenced operations on April 30, 2007.
(2)	The index return is for the period beginning May 1, 2007.
^
34

Description of the Portfolios (continued)

ING Global Resources Portfolio

Sub-Adviser

ING Investment Management Co. (“ING IM”)

Investment Objective

Long-term capital appreciation. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

The Portfolio normally invests at least 80% of its net assets (plus borrowings for investment purposes) in the equity securities of companies in the natural resources industries located in a number of different countries, one of which may be the United States. The Portfolio will provide shareholders with at least 60 days’ prior notice of any change in this investment policy. A company is considered to be in a natural resources industry when it is significantly engaged, directly or indirectly, in natural resources, meaning that at least 50% of its assets, revenues, or operating profits are involved in or result from researching, exploring, developing, mining, refining, processing, fabricating, transporting, trading, distributing or owning natural resources assets. For these purposes, companies in the natural resources industries include those significantly engaged, directly or indirectly, in the following industries: Integrated Oil and Gas; Oil and Gas Exploration and Production; Oil and Gas Storage and Transportation; Oil and Gas Refining and Marketing; Coal and Consumable Fuels; Energy Equipment & Services; Metals & Mining; Precious Metals; Paper & Forest Products; Containers & Packaging; Gas Utilities; Real Estate Investment Trusts; Industrial Conglomerates; Diversified Consumer Materials; Electric Utilities; and Independent Power Producers and Energy Traders.

The Portfolio is permitted to invest up to a maximum of 50% of its net assets in any single industry that is engaged in any of the types of natural resources set out above. The investment strategy is based on the Sub-Adviser’s belief that investment in securities of companies in natural resources industries can protect against eroding monetary values or a rise in activity which consumes one or more types of commodities. The Portfolio also may invest in: securities issued by companies that are not in natural resources industries; investment-grade corporate debt; repurchase agreements; and derivatives. The Portfolio is permitted to invest directly in commodities including gold bullion and coins. The Portfolio may invest without limit in securities of foreign issuers, including emerging markets. Equity securities in which the Portfolio invests may be listed on the U.S. or foreign securities exchanges or traded over-the-counter and include: common stocks; direct equity interests in trusts (including Canadian Royalty Trusts); preferred stocks; partnerships, including master limited partnerships (“MLPs”); restricted securities; American Depositary Receipts (“ADRs”); and Global Depositary Receipts (“GDRs”).

The Portfolio normally invests in companies with a large market capitalization, but may also invest in mid- and small-sized companies. The Portfolio may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended and the rules, regulations and exemptive orders thereunder.

The Portfolio is permitted to invest in derivative securities and structured notes, whose value is linked to the price of a commodity or commodity index.

The Portfolio is non-diversified, and when compared with other funds, may invest a greater portion of its assets in a particular issuer. A non-diversified portfolio has greater exposure to the risk of default or the poor earnings of an issuer.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Portfolio may engage in frequent and active trading of Portfolio securities to achieve its investment objective.
35

Description of the Portfolios (continued)

Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the Sub-Adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Commodities Risk
Debt Securities Risk
Depositary Receipts Risk
Derivatives Risk
Diversification Risk
Emerging Markets Risk
Equity Securities Risk
Foreign Investment Risk
Industry Concentration Risk
Liquidity Risk
Manager Risk
Market and Company Risk
Mid-Capitalization Company Risk
Natural Resources Risk
Over-the-Counter Investment Risk
Other Investment Companies Risk
Portfolio Turnover Risk
Restricted and Illiquid Securities Risk
Sector Risk
Securities Lending Risk
Small-Capitalization Company Risk

Please see “Summary of Principal Risks” following the “Description of the Portfolios” section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information (“SAI”).

Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the changes in the Portfolio’s performance from year to year, and the table compares the Portfolio’s performance to the performance of two broad measures of market performance for the same period. The Portfolio’s past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

36

Description of the Portfolios (continued)

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s Class S shares’ performance from year to year.

Year-by-Year Total Returns(1)
(For the periods ended December 31 of each year)

Best and Worst Quarterly Returns during this Period:

Best:	3rd Quarter	2005:	23.63%
Worst:	3rd Quarter	2008:	(29.94)%

The following table provides some indication of the risks of investing in the Portfolio by comparing the Portfolio’s Class S shares’ performance to those of two broad measures of market performance – the Standard & Poor’s® 500 Composite Stock Price (“S&P 500®”) Index and the S&P North American Natural Resources Sector Index (formerly, the S&P GSSI Natural Resources Index). The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States. The S&P North American Natural Resources Sector Index is an unmanaged index and a market-capitalization-weighted index of 112 stocks designed to measure the performance of companies in the natural resources sector, which includes energy, precious metal, timber and other sub-sectors. The S&P North American Natural Resources Sector Index is included to provide additional comparison information. The indices do not reflect fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in the indices.

Average Annual Total Returns(1) (For the periods ended December 31, 2008)
	1 Year	5 Years	10 Years
Class S Return	(41.00)%	6.94%	8.28%
S&P 500® Index	(37.00)%	(2.19)%	(1.38)%
S&P North American Natural Resources Sector Index	(42.55)%	8.96%	8.37%
(1)	On April 30, 2007, the Portfolio changed its principal investment strategies. ING IM has managed the Portfolio since January 3, 2006. Baring International Investment Limited managed the Portfolio from March 1, 1999 through December 31, 2005. Performance prior to March 1, 1999 is attributable to a different sub-adviser.
37

Description of the Portfolios (continued)

ING Janus Contrarian Portfolio

Sub-Adviser

Janus Capital Management LLC (“Janus Capital”)

Investment Objective

Capital appreciation. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

The Portfolio invests, under normal circumstances, at least 80% of its net assets in equity securities with the potential for long-term growth of capital. The Sub-Adviser emphasizes investments in companies with attractive price/free cash flow, which is the relationship between the price of a stock and the company’s available cash from operations, minus capital expenditures. The Sub-Adviser will typically seek attractively valued companies that are improving their free cash flow and returns on invested capital. These companies may also include special situations companies that are experiencing management changes and/or are temporarily out of favor.

The Sub-Adviser applies a “bottom up” approach in choosing investments. In other words, the Sub-Adviser seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. The Sub-Adviser makes this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity or other similar selection criteria. Realization of income is not a significant consideration when the Sub-Adviser chooses investments for the Portfolio. Income realized on the Portfolio’s investments may be incidental to its objective.

The Portfolio is classified as non-diversified. Although the Portfolio may satisfy the requirements for a diversified Portfolio, its non-diversified classification gives the portfolio manager more flexibility to hold larger positions in a smaller number of securities than a portfolio that is classified as diversified. As a result, a single security’s increase or decrease in value may have a greater impact on the Portfolio’s net asset value or total return.

The Portfolio may also invest in foreign equity and debt securities (either indirectly through depositary receipts or directly in foreign markets), high-yield bonds (up to 20%) of any quality, index/structured securities, options, futures, forwards, swaps and other types of derivatives for hedging purposes or for non-hedging purposes such as seeking to enhance return, securities purchased on a when-issued, delayed delivery or forward commitment basis, illiquid investments (up to 15%) and from time to time, the Portfolio may invest more than 25% of its total assets in securities of companies in one or more market sectors.

The Portfolio may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended and the rules, regulations and exemptive orders thereunder.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the Sub-Adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Call Risk
Credit Risk
Debt Securities Risk
Depositary Receipts Risk
Derivatives Risk
Diversification Risk
Equity Securities Risk
Foreign Investment Risk
Growth Investing Risk
High-Yield, Lower-Grade Debt Securities Risk
Interest Rate Risk
Liquidity Risk
Manager Risk
Market and Company Risk
38

Description of the Portfolios (continued) Market Capitalization Risk
Maturity Risk
Mid-Capitalization Company Risk
Other Investment Companies Risk
Restricted and Illiquid Securities Risk
Sector Risk
Securities Lending Risk
Small-Capitalization Company Risk
Special Situations Risk
Value Investing Risk

Please see “Summary of Principal Risks” following the “Description of the Portfolios” section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information (“SAI”).

Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the changes in the Portfolio’s performance from year to year, and the table compares the Portfolio’s performance to the performance of two broad measures of market performance for the same period. The Portfolio’s past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s Class S shares’ performance from year to year.

Year-by-Year Total Returns(1)
(For the periods ended December 31 of each year)

Best and Worst Quarterly Returns during this Period:

Best:	2nd Quarter	2003:	27.41%
Worst:	4th Quarter	2008:	(28.61)%
39

Description of the Portfolios (continued)

The following table provides some indication of the risks of investing in the Portfolio by comparing the Portfolio’s Class S shares’ performance to that of two broad measures of market performance – the Morgan Stanley Capital International All Country World (“MSCI AC World”) IndexSM and the Standard & Poor’s 500® Composite Stock Price (“S&P 500®”) Index. The MSCI AC World IndexSM is an unmanaged, free float-adjusted, market capitalization weighted index composed of stocks of companies located in countries throughout the world. The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States. The S&P 500® Index is included to provide additional comparison information. The indices do not reflect fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in the indices.

Average Annual Total Returns(1) (For the periods ended December 31, 2008)
	1 Year	5 Years	10 Years (or Life of Class)
Class S Return	(48.98)%	0.55%	(0.37)%(1)
MSCI AC World IndexSM	(42.19)%	(0.06)%	(1.58)%(2)
S&P 500®Index	(37.00)%	(2.19)%	(3.76)%(3)
(1)	Class S shares commenced operations on October 2, 2000.
(2)	Prior to December 31, 2001, the index did not include the deduction of withholding taxes. The gross index return is for the period beginning October 1, 2000.
(3)	The index returns are for the period beginning October 1, 2000.
40

Description of the Portfolios (continued)

ING JPMorgan Emerging Markets Equity Portfolio

Sub-Adviser

J.P. Morgan Investment Management Inc. (“JPMorgan”)

Investment Objective

Capital appreciation. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

The Portfolio normally invests at least 80% of its net assets (plus borrowings for investment purposes) in the equity securities of issuers located in at least three countries with emerging securities markets. The Portfolio will provide shareholders with at least 60 days’ prior notice of any change in this investment policy. Countries with emerging markets include most countries in the world except Australia, Canada, Japan, New Zealand, the United Kingdom, the United States, and most of the countries of western Europe. Equity securities in which the Portfolio can invest may include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants to buy common stocks and privately placed securities, and other investment companies. The Portfolio may also invest to a lesser extent in debt securities of issuers in countries with emerging markets.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Portfolio can invest. The Portfolio may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Portfolio may use derivatives to hedge various investments and for risk management.

The Portfolio may overweight or underweight countries relative to its benchmark, the Morgan Stanley Capital International Emerging Markets (“MSCI Emerging Markets”) IndexSM. The Portfolio emphasizes securities that are ranked as undervalued, while underweighting or avoiding securities that appear overvalued. The Portfolio typically maintains full currency exposure to those markets in which it invests. However, the Portfolio may from time to time hedge a portion of its foreign currency exposure into the U.S. dollar. The Portfolio may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest. The Portfolio may also invest in high-quality, short-term money market instruments and repurchase agreements.

The Portfolio may invest in high-yield securities which are below investment-grade (junk bonds). The Portfolio may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities. The Portfolio may enter into “dollar rolls,” in which the Portfolio sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

Where the capital markets in certain countries are either less developed or not easy to access, the Portfolio may invest in these countries by investing in closed-end investment companies that are authorized to invest in those countries, subject to the limitations of the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

The Portfolio may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended and the rules, regulations and exemptive orders thereunder.

In managing the Portfolio, the Sub-Adviser seeks to add value primarily through stock selection. Thus, decisions relating to country weightings are secondary to those relating to the individual stocks included in the Portfolio. The Sub-Adviser is primarily responsible for implementing the recommendations of country specialists, who make their recommendations based on the stock ranking system described below.

Country specialists use their local expertise to identify, research and rank companies according to their expected performance. Stocks are assessed using a two-part analysis, which considers both expected short-term price moves (stock ranks) and longer-term business growth characteristics and qualitative factors (strategic classifications).

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 30% of its total assets.
41

Description of the Portfolios (continued)

Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the Sub-Adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Call Risk
Convertible Securities Risk
Credit Risk
Currency Risk
Debt Securities Risk
Depositary Receipts Risk
Derivatives Risk
Emerging Markets Risk
Equity Securities Risk
Foreign Investment Risk
High-Yield, Lower-Grade Debt Securities Risk
Interest Rate Risk
Liquidity Risk
Manager Risk
Market and Company Risk
Mortgage-Related Securities Risk
Other Investment Companies Risk
Restricted and Illiquid Securities Risk
Securities Lending Risk
Small-Capitalization Company Risk

Please see “Summary of Principal Risks” following the “Description of the Portfolios” section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information (“SAI”).

Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the changes in the Portfolio’s performance from year to year, and the table compares the Portfolio’s performance to the performance of a broad measure of market performance for the same period. The Portfolio’s past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

42

Description of the Portfolios (continued)

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s Class S shares’ performance from year to year.

Year-by-Year Total Returns(1)
(For the periods ended December 31 of each year)

Best and Worst Quarterly Returns during this Period:

Best:	4th Quarter 1999:	31.50%
Worst:	4th Quarter 2008:	(26.72)%

The following table provides some indication of the risks of investing in the Portfolio by comparing the Portfolio’s Class S shares’ performance to that of a broad measure of market performance – the Morgan Stanley Capital International Emerging Markets (“MSCI Emerging Markets”) IndexSM. The MSCI Emerging Markets IndexSM is an unmanaged index that measures the performance of securities listed on exchanges in developing nations throughout the world. It includes the reinvestment of dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in the index.

Average Annual Total Returns(1) (For the periods ended December 31, 2008)
	1 Year	5 Years	10 Years
Class S Return	(51.32)%	7.76%	6.79%
MSCI Emerging Markets IndexSM	(53.33)%	7.66%	9.31%
(1)	JPMorgan has managed the Portfolio since April 29, 2005. ING Investment Managers Advisors B.V. managed the Portfolio from March 1, 2004 through April 28, 2005. Baring International Investment Limited managed the Portfolio from March 1, 1999 through February 29, 2004. Performance prior to March 1, 1999 is attributable to a different sub-adviser.

43

Description of the Portfolios (continued)

ING Liquid Assets Portfolio

Sub-Adviser

ING Investment Management Co. (“ING IM”)

Investment Objective

High level of current income consistent with the preservation of capital and liquidity. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

The Portfolio will operate as a diversified portfolio and invest in a portfolio of high-quality, U.S. dollar denominated short-term debt securities that are determined by the Sub-Adviser to present minimal credit risks.

The Portfolio may maintain a rating from one or more rating agencies that provide ratings on money market funds. There can be no assurance that the Portfolio will maintain any particular rating or maintain it with a particular rating agency. To maintain a rating, the Sub-Adviser may manage the Portfolio more conservatively than if it was not rated.

Portfolio investments of the Portfolio are valued based on the amortized cost valuation method pursuant to Rule 2a-7 under the Investment Company Act of 1940 (“Rule 2a-7”). Obligations in which the Portfolio invests generally have remaining maturities of 397 days or less, although upon satisfying certain conditions of Rule 2a-7, the Portfolio may, to the extent otherwise permissible, invest in instruments subject to repurchase agreements and certain variable and floating rate obligations that bear longer final maturities. The dollar-weighted average portfolio maturity of the Portfolio will not exceed 90 days.

The Portfolio will invest in obligations permitted to be purchased under Rule 2a-7 including, but not limited to: (i) U.S. government securities and obligations of its agencies or instrumentalities; (ii) commercial paper, mortgage- and asset-backed securities, repurchase agreements, guaranteed investment contracts, municipal securities, loan participation interests and medium-term notes; (iii) other money market mutual funds; and (iv) the following domestic, Yankee Dollar and Eurodollar obligations: certificates of deposit, time deposits, bankers acceptances, and other promissory notes, including floating and variable rate obligations issued by U.S. or foreign bank holding companies and their bank subsidiaries, branches and agencies. The Portfolio may invest more than 25% of its total assets in instruments issued by domestic banks. The Portfolio may significantly invest in securities issued by financial services companies, including, among other entities, banks and bank holding companies, investment banks, trust companies, insurance companies, finance companies, and broker-dealers.

The Portfolio may purchase securities on a when-issued basis and purchase or sell them on a forward commitment basis. The Portfolio may also invest in variable rate master demand obligations, which are unsecured demand notes that permit the underlying indebtedness to vary, and provide for periodic adjustments in the interest rate.

In choosing investments for the Portfolio, the Sub-Adviser employs a highly disciplined, four step investment process designed to ensure preservation of capital and liquidity as well as adherence to regulatory requirements. The four steps are:

  first, a formal list of high-quality issuers is actively maintained;
  second, securities of issuers on the approved list which meet maturity guidelines and are rated first tier (i.e., they are given the highest short-term rating by at least two nationally recognized statistical rating organizations, or by a single rating organization if a security is rated only by that organization, or are determined to be of comparable quality by the Sub-Adviser pursuant to guidelines approved by the Portfolio’s Board of Trustees), are selected for investment;
  third, diversification is continuously monitored to ensure that regulatory limits are not exceeded; and
  finally, portfolio maturity decisions are made based upon expected cash flows, income opportunities available in the market and expectations of future interest rates.

The Portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.
44

Description of the Portfolios (continued)

Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the Sub-Adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Credit Risk
Foreign Investment Risk
Interest Rate Risk
Liquidity Risk
Mortgage-Related Securities Risk
Other Investment Companies Risk
Sector Risk
U.S. Government Securities and Obligations Risk

An investment in the Portfolio is not insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

Please see “Summary of Principal Risks” following the “Description of the Portfolios” section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information (“SAI”).

Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the changes in the Portfolio’s performance from year to year, and the table compares the Portfolio’s performance to the performance of a broad measure of market performance for the same period. The Portfolio’s past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

45

Description of the Portfolios (continued)

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s Class S shares’ performance from year to year.

Year-by-Year Total Returns
(For the periods ended December 31 of each year)

Best and Worst Quarterly Returns during this Period:

Best:	3rd Quarter	2000:	1.56%
Worst:	2nd Quarter	2004:	0.16%

The following table provides some indication of the risks of investing in the Portfolio by comparing the Portfolio’s Class S shares’ performance to that of a broad measure of market performance – the iMoneyNet First Tier Retail Index. The iMoneyNet First Tier Retail Index is an unmanaged index that includes the most broadly based money market funds. The index does not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in the index.

Average Annual Returns (For the periods ended December 31, 2008)
	1 Year	5 Years	10 Years
Class S Return	2.44%	3.14%	3.24%
iMoneyNet First Tier Retail Index	2.13%	2.81%	2.95%

For the Portfolio’s Class S shares’ 7 day yield and current 7 day effective yield please call the Portfolio at (800)-366-0066.

46

Description of the Portfolios (continued)

ING Marsico Growth Portfolio

Sub-Adviser

Marsico Capital Management, LLC (“Marsico”)

Investment Objective

Capital appreciation. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

The Portfolio invests primarily in equity securities selected for their long-term growth potential. The Portfolio will normally hold a core position of between 35 and 50 common stocks primarily emphasizing larger companies. The Sub-Adviser defines large companies as companies that typically have market capitalizations in the range of $4 billion or more at the time of purchase. The Portfolio may hold a limited number of additional common stocks at times, such as when the Sub-Adviser is accumulating new positions, phasing out and replacing existing positions, or responding to exceptional market conditions.

In selecting investments for the Portfolio, the Sub-Adviser uses an approach that combines “top-down” macroeconomic analysis with “bottom-up” stock selection.

The “top-down” approach may take into consideration macroeconomic factors such as, without limitation, interest rates, inflation, demographics, the regulatory environment and the global competitive landscape. In addition, the Sub-Adviser may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation and the sustainability of financial trends observed. As a result of the “top-down” analysis, the Sub-Adviser seeks to identify sectors, industries and companies that may benefit from the overall trends the Sub-Adviser has observed.

The Sub-Adviser then looks for individual companies or securities with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company or security may be a suitable investment, the Sub-Adviser may focus on any number of different attributes that may include, without limitation, the company’s specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; and reasonable valuations in the context of projected growth rates and other indications that a company or security may be an attractive investment prospect. This process is called “bottom-up” stock selection.

As part of this fundamental, “bottom-up” research, the Sub-Adviser may visit with various levels of a company’s management, as well as with its customers and (as relevant) suppliers, distributors, and competitors. The Sub-Adviser also may prepare detailed earnings and cash flow models of companies. These models may assist the Sub-Adviser in projecting potential earnings growth, current income and other important company financial characteristics under different scenarios. Each model is typically customized to follow a particular company and is generally intended to replicate and describe a company’s past, present and potential future performance. The models may include quantitative information and detailed narratives that reflect updated interpretations of corporate data and company and industry developments.

The Sub-Adviser may reduce or sell investments in portfolio securities if, in the opinion of the Sub-Adviser, a security’s fundamentals change substantively, its price appreciates excessively in relation to fundamental prospects, the company appears unlikely to realize its growth potential or current income potential, more attractive investment opportunities appear elsewhere, or for other reasons.

The Portfolio’s core investments generally may include established companies and securities that offer long-term growth potential. However, the Portfolio also may typically include securities of less mature companies, companies of securities with more aggressive growth characteristics and companies undergoing significant changes (e.g., the introduction of a new product line, the appointment of a new management team, or an acquisition).

If the Sub-Adviser is unable to find such investments, a significant portion of the Portfolio’s assets may be in cash or similar investments.

The Portfolio may also invest in foreign securities including American Depositary Receipts (“ADRs”) or other depositary receipts (including in emerging or developing markets) and forward foreign currency contracts, futures and options.

47

Description of the Portfolios (continued) The Portfolio may invest more than 25% of its total assets in securities of companies in a single market sector, though it will not invest more than 25% of its total assets in a particular industry within a sector.

When the Sub-Adviser believes that market conditions are unfavorable for profitable investing, or it is otherwise unable to locate attractive investment opportunities, the Portfolio’s cash or similar investments may increase. In other words, the Portfolio may not always stay fully invested in stocks and bonds. Cash or similar investments generally are a residual – they represent the assets that remain after the Sub-Adviser has committed available assets to desirable investment opportunities.

The Portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted by the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the Sub-Adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Currency Risk
Depositary Receipts Risk
Derivatives Risk
Emerging Markets Risk
Equity Securities Risk
Foreign Investment Risk
Growth Investing Risk
Investment Models Risk
Liquidity Risk
Manager Risk
Market and Company Risk
Market Capitalization Risk
Market Trends Risk
Other Investment Companies Risk
Price Volatility Risk
Sector Risk
Securities Lending Risk

Please see “Summary of Principal Risks” following the “Description of the Portfolios” section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information (“SAI”).

Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the changes in the Portfolio’s performance from year to year, and the table compares the Portfolio’s performance to the performance of a broad measure of market performance for the same period. The Portfolio’s past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

48

Description of the Portfolios (continued)

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s Class S shares’ performance from year to year.

Year-by-Year Total Returns(1)
(For the periods ended December 31 of each year)

Best and Worst Quarterly Returns during this Period:

Best:	4th Quarter	1999:	41.31%
Worst:	1st Quarter	2001:	(24.22)%

The following table provides some indication of the risks of investing in the Portfolio by comparing the Portfolio’s Class S shares’ performance to that of a broad measure of market performance – the Standard & Poor’s 500® Composite Stock Price (“S&P 500®”) Index. The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States. The index does not reflect fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in the index.

Average Annual Total Returns(1) (For the periods ended December 31, 2008)
	1 Year	5 Years	10 Years
Class S Return	(40.31)%	(2.61)%	(2.28)%
S&P 500® Index	(37.00)%	(2.19)%	(1.38)%
(1)	Marsico has managed the Portfolio since December 13, 2002. Performance prior to this date is attributable to a different sub-adviser.

49

Description of the Portfolios (continued)

ING Marsico International Opportunities Portfolio

Sub-Adviser

Marsico Capital Management, LLC (“Marsico”)

Investment Objective

Long-term growth of capital. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

The Portfolio is a diversified portfolio and invests primarily (no less than 65% of its total assets) in common stocks of foreign companies that are selected for their long-term growth potential. The Portfolio may invest in companies of any size throughout the world. The Portfolio normally invests in issuers from a number of different countries not including the United States.

The Portfolio may invest, without limit, in foreign investments including American Depositary Receipts (“ADRs”) or other depositary receipts. These investments may be publicly traded in the United States or on a foreign exchange, and may be bought and sold in a foreign currency. The Portfolio generally selects foreign securities on a stock-by-stock basis based on considerations such as growth potential. Primarily for hedging purposes, the Portfolio may use options (including options on securities and securities indices), futures and forward foreign currency contracts. The Portfolio may invest in common stocks of companies operating in emerging markets. Some issuers or securities in the Portfolio may be based or economically tied to the United States.

Under normal market conditions, the Portfolio may invest up to 10% of its total assets in all types of fixed-income securities including up to 5% of its total assets in high-yield bonds or up to 5% in mortgage- and asset-backed securities.

The Portfolio may invest up to 15% of its net assets in illiquid investments, which are securities that cannot be sold or disposed of quickly in the normal course of business. The Portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted by the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

In selecting investments for the Portfolio, the Sub-Adviser uses an approach that combines “top-down” macroeconomic analysis with “bottom-up” stock selection.

The “top-down” approach may take into consideration macroeconomic factors such as, without limitation, interest rates, inflation, demographics, the regulatory environment and the global competitive landscape. In addition, the Sub-Adviser may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation and the sustainability of financial trends observed. As a result of the “top-down” analysis, the Sub-Adviser seeks to identify sectors, industries and companies that may benefit from the overall trends the Sub-Adviser has observed.

The Sub-Adviser then looks for individual companies with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company or security may be a suitable investment, the Sub-Adviser may focus on any of a number of different attributes, that may include, without limitation, the company’s specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; reasonable valuations in the context of projected growth rates; and other indication that a company or security may be an attractive investment prospect. This process is called “bottom-up” stock selection.

As part of this fundamental, “bottom-up” research, the Sub-Adviser may visit with various levels of a company’s management, as well as with its customers and (as relevant), suppliers, distributors and competitors. The Sub-Adviser also may prepare detailed earnings and cash flow models of companies. These models may assist the Sub-Adviser in projecting potential earnings growth, current income and other important company financial characteristics under different scenarios. Each model is typically customized to follow a particular company and is generally intended to replicate and describe a company’s past, present and potential future performance. The models may include quantitative information and detailed narratives that reflect updated interpretations of corporate data and company and industry developments.

The Sub-Adviser may reduce or sell investments in Portfolio securities if, in the opinion of the Sub-Adviser, a security’s fundamentals change substantially, its price appreciates excessively in relation to fundamental prospects, the company appears unlikely to realize its growth potential, more attractive investment opportunities appear elsewhere or for other reason.

50

Description of the Portfolios (continued) The Portfolio’s core investments generally may include, established companies and securities that offer long-term growth potential. However, the Portfolio also may typically include securities of less mature companies, companies or securities with more aggressive growth characteristics, and companies undergoing significant changes (e.g., the introduction of a new product line, the appointment of a new management team, or an acquisition).

The Portfolio may invest more than 25% of its total assets in securities of companies in a single market sector, though it will not invest more than 25% of its total assets in a particular industry within a sector.

When the Sub-Adviser believes that market conditions are unfavorable for profitable investing, or it is otherwise unable to locate attractive investment opportunities, the Portfolio’s cash or similar investments may increase. In other words, the Portfolio may not always stay fully invested in stocks and bonds. Cash or similar investments generally are a residual – they represent the assets that remain after the Sub-Adviser has committed available assets to desirable investment opportunities. Frequency of portfolio turnover will not be a limiting factor if the Sub-Adviser considers it advantageous to purchase or sell securities.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the Sub-Adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Credit Risk
Currency Risk
Debt Securities Risk
Depositary Receipts Risk
Derivatives Risk
Emerging Markets Risk
Equity Securities Risk
Foreign Investment Risk
Growth Investing Risk
High-Yield, Lower-Grade Debt Securities Risk
Interest Rate Risk
Investment Models Risk
Liquidity Risk
Manager Risk
Market and Company Risk
Market Capitalization Risk
Market Trends Risk
Mid-Capitalization Company Risk
Mortgage-Related Securities Risk
Other Investment Companies Risk
Over-the-Counter Investment Risk
Price Volatility Risk
Restricted or Illiquid Securities Risk
Sector Risk
Securities Lending Risk
Small-Capitalization Company Risk

Please see “Summary of Principal Risks” following the “Description of the Portfolios” section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information (“SAI”).

Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the changes in the Portfolio’s performance from year to year, and the table compares the Portfolio’s performance to the performance of a broad measure of market performance for the same period. The Portfolio’s past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

51

Description of the Portfolios (continued) The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s Class S shares’ performance from year to year.

Year-by-Year Total Returns(1)
(For the periods ended December 31 of each year)

Best and Worst Quarterly Returns during this Period:

Best:	4th Quarter	2006:	11.53%
Worst:	4th Quarter	2008:	(26.77)%

The following table provides some indication of the risks of investing in the Portfolio by comparing the Portfolio’s Class S shares’ performance to that of a broad measure of market performance – the Morgan Stanley Capital International Europe, Australasia and Far East® (“MSCI EAFE®”) Index. The MSCI EAFE® Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australasia and the Far East. The index includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in the index.

Average Annual Total Returns(1) (For the periods ended December 31, 2008)
	1 Year	5 Years (or Life of Class)	10 Years
Class S Return	(49.51)%	(1.49)%(1)	N/A
MSCI EAFE® Index	(43.38)%	(2.07)%(2)	N/A
(1)	Class S shares commenced operations on May 2, 2005.
(2)	The index return is for the period beginning May 1, 2005.
52

Description of the Portfolios (continued)

ING MFS Total Return Portfolio

Sub-Adviser

Massachusetts Financial Services Company (“MFS”)

Investment Objective

Above-average income (compared to a portfolio entirely invested in equity securities) consistent with the prudent employment of capital. A secondary objective is the reasonable opportunity for growth of capital and income. The Portfolio’s investment objectives are not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

The Sub-Adviser invests the Portfolio’s assets in equity securities and debt instruments. The Sub-Adviser seeks to invest between 40% and 75% of the Portfolio’s assets in equity securities and at least 25% of the Portfolio’s assets in fixed-income senior securities. The Sub-Adviser may invest up to 25% of the Portfolio’s assets in foreign securities, including up to 10% in emerging market securities.

The Sub-Adviser focuses on investing the Portfolio’s assets in the stocks of companies that it believes are undervalued compared to their perceived worth (value companies). Value companies tend to have stock prices that are low relative to their earnings, dividends, assets or other financial measures.

While the Sub-Adviser may invest the Portfolio’s assets in companies of any size, the Sub-Adviser generally focuses on companies with large capitalizations.

With respect to the Portfolio’s investments in debt securities, the Sub-Adviser generally invests substantially all of the Portfolio’s investments in investment-grade debt instruments.

The Portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted by the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

The Sub-Adviser may invest the Portfolio’s assets in mortgage dollar rolls.

The Sub-Adviser may use derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the Portfolio, or as alternatives to direct investments.

The Sub-Adviser uses a bottom-up investment approach in buying and selling investments for the Portfolio. Investments are selected primarily based on fundamental analysis of issuers or instruments in light of market, economic, political and regulatory conditions. Factors considered for equity securities may include analysis of earnings, cash flows, competitive position and management ability. Quantitative analysis of these and other factors may also be considered. Factors considered for debt instruments may include the instrument’s credit quality, collateral characteristics and indenture provisions and the issuer’s management ability, capital structure, leverage and ability to meet its current obligations. Quantitative analysis of the structure of a debt instrument and its features may also be considered.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

Principal Investment Types

Equity Securities: Equity securities represent an ownership interest, or the right to acquire an ownership interest, in a company or other issuer. Different types of equity securities provide different voting and dividend rights and priorities in the event of bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, securities convertible into stocks and depositary receipts for those securities.

Debt Instruments: Debt instruments represent obligations of corporations, governments and other entities to repay money borrowed. The issuer or borrower usually pays a fixed, variable or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the instrument. Some debt instruments, such as zero-coupon bonds or payment-in-kind bonds, do not pay current interest. Other debt instruments, such as certain mortgage-backed and other asset-backed securities, make periodic payments of interest and/or principal. Some debt instruments are partially or fully secured by collateral supporting the payment of interest and principal.

Corporate Bonds: Corporate bonds are debt instruments issued by domestic or foreign corporations or similar entities.

53

Description of the Portfolios (continued) U.S. Government Securities: U.S. government securities are securities issued or guaranteed by the U.S. Treasury, by an agency or instrumentality of the U.S. government, or by a U.S. government-sponsored entity. Certain U.S. government securities are not supported as to the payment of principal and interest by the full faith and credit of the U.S. Treasury or the ability to borrow from the U.S. Treasury. Some U.S. government securities are supported as to the payment of principal and interest only by the credit of the entity issuing or guaranteeing the security. U.S. government securities include mortgage-backed securities and other types of collateralized instruments issued or guaranteed by the U.S. Treasury, by an agency or instrumentality of the U.S. government, or by a U.S. government-sponsored entity.

Collateralized Instruments: Collateralized instruments include mortgage-backed securities and other interests in pools of assets, such as loans or receivables. Payment of principal and interest generally depends on the cash flows generated by the underlying assets and the terms of the instrument. Certain collateralized instruments offer multiple classes that differ in terms of their priority to receive principal and/or interest payments under the terms of the instrument. Collateralized instruments typically involve a third party responsible for servicing the instrument and performing operational functions such as collecting and aggregating principal, interest and escrow payments, accounting and loan analysis.

Municipal Instruments: Municipal instruments are issued to raise money for a variety of public and private purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal instruments include general obligation bonds of municipalities, local or state governments, project or revenue-specific bonds, municipal lease obligations, and prerefunded or escrowed bonds. Municipal instruments may be fully or partially supported by the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or assets, by the issuer’s pledge to make annual appropriations for lease payments, or by domestic or foreign entities providing credit support, such as letters of credit, guarantees, or insurance.

Foreign Government Securities: Foreign government securities are debt instruments issued, guaranteed, or supported, as to the payment of principal and interest, by foreign governments, foreign government agencies, foreign semi-governmental entities or supranational entities, or debt instruments issued by entities organized and operated for the purpose of restructuring outstanding foreign government securities. Foreign government securities may not be supported as to the payment of principal and interest by the full faith and credit of the foreign government.

Inflation-Adjusted Debt Instruments: Inflation-adjusted debt instruments are debt instruments whose principal and/or interest are adjusted for inflation. Inflation-adjusted debt instruments issued by the U.S. Treasury pay a fixed rate of interest that is applied to an inflation-adjusted principal amount. The principal amount is adjusted based on changes in the Consumer Price Index. The principal due at maturity is typically equal to the inflation-adjusted principal amount, or to the instrument’s original par value, whichever is greater. Other types of inflation-adjusted debt instruments may use other methods of adjusting for inflation, and other measures of inflation. Other issuers of inflation-adjusted debt instruments include U.S. government agencies, instrumentalities and sponsored entities, corporations, and foreign governments.

Mortgage Dollar Rolls: Mortgage dollar rolls are simultaneous agreements with a third party both to sell a mortgage-backed security and to purchase a similar security from the third party on a later date, for an agreed-upon price.

Derivatives: Derivatives are financial instruments whose value is based on the value of one or more underlying indicators or the difference between underlying indicators. Underlying indicators may include a security or other financial instrument, asset, currency, interest rate, credit rating, commodity, volatility measure, or index. Derivatives often involve a counterparty to the transaction. Derivatives include futures, forward contracts, options, structured securities, inverse floating rate instruments, swaps, caps, floors, and collars.

Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the Sub-Adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Asset Allocation Risk
Call Risk
Convertible Securities Risk
Credit Risk
Currency Risk
Debt Securities Risk
Depositary Receipts Risk
Derivatives Risk
54

Description of the Portfolios (continued) Emerging Markets Risk
Equity Securities Risk
Foreign Investment Risk
Income Risk
Interest Rate Risk
Investment Style Risk
Leveraging Risk
Liquidity Risk
Manager Risk
Market and Company Risk
Market Capitalization Risk
Maturity Risk
Mortgage-Related Securities Risk
Other Investment Companies Risk
Over-the-Counter Investment Risk
Price Volatility Risk
Securities Lending Risk
Sovereign Debt Risk
U.S. Government Securities and Obligations Risk
Value Investing Risk

Please see “Summary of Principal Risks” following the “Description of the Portfolios” section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information (“SAI”).

Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the changes in the Portfolio’s performance from year to year, and the table compares the Portfolio’s performance to the performance of two broad measures of market performance and a composite index for the same period. The Portfolio’s past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

55

Description of the Portfolios (continued)

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s Class S shares’ performance from year to year.

Year-by-Year Total Returns
(For the periods ended December 31 of each year)

Best and Worst Quarterly Returns during this Period:

Best:	2nd Quarter	2003:	10.75%
Worst:	4th Quarter	2008:	(12.07)%

The following table provides some indication of the risks of investing in the Portfolio by comparing the Portfolio’s Class S shares’ performance to those of two broad measures of market performance – the Standard & Poor’s 500® Composite Stock Price (“S&P 500®”) Index and the Barclays Capital U.S. Aggregate Bond (“BCAB”) Index (formerly, the Lehman Brothers U.S. Aggregate Bond Index) and a composite index – consisting of 60% S&P 500® and 40% BCAB (“Composite”) Index. The S&P 500® Index is an unmanaged index that measures the performances of securities of approximately 500 of the largest companies in the United States. The BCAB Index is a widely recognized, unmanaged index of publicly issued fixed-rate U.S. government, investment-grade, mortgage-backed and corporate debt securities. The BCAB Index and the Composite Index are included to provide additional comparison information. The indices do not reflect fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in the indices.

Average Annual Total Returns (For the periods ended December 31, 2008)
	1 Year	5 Years	10 Years
Class S Return	(22.35)%	0.66%	3.32%
S&P 500® Index	(37.00)%	(2.19)%	(1.38)%
BCAB Index	5.24%	4.43%	5.63%
Composite Index	(22.06)%	0.71%	1.69%
56

Description of the Portfolios (continued)

ING MFS Utilities Portfolio

Sub-Adviser

Massachusetts Financial Services Company (“MFS”)

Investment Objective

Total return. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

The Sub-Adviser normally invests at least 80% of its net assets (plus borrowings for investment purposes) in securities of issuers in the utilities sector. The Portfolio will provide shareholders with at least 60 days’ prior notice of any change in this investment policy. The Sub-Adviser considers a company to be in the utilities sector if, at the time of investment, the Sub-Adviser determines that a substantial portion (i.e., at least 50%) of the company’s assets or revenues are derived from one or more utilities. Issuers in the utilities sector include issuers engaged in the manufacture, production, generation, transmission, sale or distribution of electric, gas or other types of energy, water or other sanitary services and issuers engaged in telecommunications, including telephone, cellular telephone, telegraph, satellite, microwave, cable television and other communications media (but not issuers engaged in public broadcasting).

The Sub-Adviser may invest the Portfolio’s assets in companies of any size. The Sub-Adviser may invest the Portfolio’s assets in U.S. and foreign securities, including emerging market securities. The Sub-Adviser primarily invests the Portfolio’s assets in equity securities, but may also invest in debt instruments, including lower quality debt instruments (commonly known as “junk bonds”). The Sub-Adviser primarily invests the portfolio’s investments in debt instruments in investment-grade debt instruments, but may also invest in lower quality debt instruments.

The Portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted by the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

The Sub-Adviser may use derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the Portfolio, or as alternatives to direct investments.

The Sub-Adviser uses a bottom-up investment approach in buying and selling investments for the Portfolio. Investments are selected primarily based on fundamental analysis of issuers or instruments in light of market, economic, political and regulatory conditions. Factors considered for equity securities may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered. Factors considered for debt instruments may include the instrument’s credit quality, collateral characteristics and indenture provisions and the issuer’s management ability, capital structure, leverage, and ability to meet its current obligations. Quantitative analysis of the structure of a debt instrument and its features may also be considered.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

Principal Investment Types

Equity Securities: Equity securities represent an ownership interest, or the right to acquire an ownership interest, in a company or other issuer. Different types of equity securities provide different voting and dividend rights and priorities in the event of bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, securities convertible into stocks, and depositary receipts for those securities.

Debt Instruments: Debt instruments represent obligations of corporations, governments and other entities to repay money borrowed. The issuer or borrower usually pays a fixed, variable or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the instrument. Some debt instruments, such as zero-coupon bonds or payment-in-kind bonds, do not pay current interest. Other debt instruments, such as certain mortgage-backed and other asset-backed securities, make periodic payments of interest and/or principal. Some debt instruments are partially or fully secured by collateral supporting the payment of interest and principal.

Lower Quality Debt Instruments: Lower quality debt instruments, commonly referred to as “high-yield securities” or “junk bonds,” are debt instruments of less than investment-grade quality.

Corporate Bonds: Corporate bonds are debt instruments issued by domestic or foreign corporations or similar entities.

57

Description of the Portfolios (continued) Derivatives: Derivatives are financial instruments whose value is based on the value of one or more underlying indicators or the difference between underlying indicators. Underlying indicators may include a security or other financial instrument, asset, currency, interest rate, credit rating, commodity, volatility measure, or index. Derivatives often involve a counterparty to the transaction. Derivatives include futures, forward contracts, options, structured securities, inverse floating rate instruments, swaps, caps, floors, and collars.

Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the Sub-Adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Call Risk
Convertible Securities Risk
Credit Risk
Currency Risk
Debt Securities Risk
Depositary Receipts Risk
Derivatives Risk
Emerging Markets Risk
Equity Securities Risk
Foreign Investment Risk
High Yield, Lower-Grade Debt Securities Risk
Industry Concentration Risk
Interest Rate Risk
Leveraging Risk
Liquidity Risk
Manager Risk
Market and Company Risk
Market Capitalization Risk
Maturity Risk
Mortgage-Related Securities Risk
Other Investment Companies Risk
Over-the-Counter Investment Risk
Price Volatility Risk
Sector Risk
Securities Lending Risk
U.S. Government Securities and Obligations Risk
Utilities Industry Risk

Please see “Summary of Principal Risks” following the “Description of the Portfolios” section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information (“SAI”).

Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the changes in the Portfolio’s performance from year to year, and the table compares the Portfolio’s performance to the performance of a broad measure of market performance for the same period. The Portfolio’s past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

58

Description of the Portfolios (continued)

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s Class S shares’ performance from year to year.

Year-by-Year Total Returns(1)
(For the periods ended December 31 of each year)

Best and Worst Quarterly Returns during this Period:

Best:	4th Quarter	2006:	13.13%
Worst:	3rd Quarter	2008:	(24.00)%

The following table provides some indication of the risks of investing in the Portfolio by comparing the Portfolio’s Class S shares’ performance to that of a broad measure of market performance – the Standard & Poor’s 500® Utilities (“S&P 500® Utilities”) Index. The S&P 500® Utilities Index measures the performance of the utilities sector. The index does not reflect fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in the index.

Average Annual Total Returns(1) (For the periods ended December 31, 2008)
	1 Year	5 Years (or Life of Class)	10 Years
Class S Return	(37.70)%	4.76%(1)	N/A
S&P 500® Utilities Index	(28.98)%	2.70%(2)	N/A
(1)	Class S shares commenced operations on May 2, 2005.
(2)	The index return for Class S shares is for the period beginning May 1, 2005.
59

Description of the Portfolios (continued)

ING Multi-Manager International Small Cap Portfolio

Sub-Adviser

Schroder Investment Management North America, Inc. (“Schroders”)
American Century Global Investment Management, Inc. (“American Century”)

Investment Objective

The Portfolio seeks maximum long-term capital appreciation. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

Under normal conditions, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in securities of small market capitalization companies. The Portfolio will provide shareholders with at least 60 days’ prior notice of any change in this investment policy. At least 65% of the Portfolio’s assets will normally be invested in companies located outside the United States, including emerging markets. The Portfolio may invest up to 35% of its total assets in U.S. issuers.

The Portfolio considers small-capitalization companies to be those that have a market capitalization, at the time of purchase, that fall within the range of companies in the S&P Developed Ex-U.S. Small Cap Index (“Index”) (as of December 31, 2008, between $9.8 million and $7.5 billion). The market capitalization of companies considered to be small-capitalization will change with market conditions. The Portfolio may hold both growth and value stocks and at times may favor one over the other based on available opportunities.

The Portfolio invests primarily in common stock or securities convertible into common stock of international issuers, but may invest from time to time in such instruments as forward currency contracts; futures contracts; other investment companies, including Exchange-Traded Funds (“ETFs”); rights; American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). The Portfolio may invest in companies located in countries with emerging securities markets when the Sub-Adviser believes they present attractive investment opportunities.

Schroders and American Century (“Sub-Advisers”) provide day-to-day management of the Portfolio. The Sub-Advisers act independently of each other and use their own methodology for selecting investments. DSL will determine the amount of Portfolio assets allocated to Schroders and American Century.

Schroders

Schroders employs a fundamental investment approach that considers macroeconomic factors while focusing primarily on company specific factors. The company specific factors include the company’s potential for long-term growth, financial condition, quality of management, and sensitivity to cyclical factors, as well as the relative value of the company’s securities compared with those of other companies and the market as a whole. In selecting investments for the Portfolio, Schroders considers, among other things, whether a company is likely to have above-average earnings growth, whether its securities are attractively valued, and whether the company has any proprietary advantages. Schroders generally sells a security when its market price approaches its estimate of fair value or when it identifies a significantly more attractive investment candidate.

American Century

The Portfolio’s assets will be invested primarily in equity securities of companies that are small- to medium-sized at the time of purchase and are located in foreign developed countries or emerging market countries. The portfolio managers look for stocks of companies they believe will increase in value over time, using an investment strategy developed by American Century. In implementing this strategy, the portfolio managers make their investment decisions based primarily on their analysis of individual companies, rather than on broad economic forecasts. Management of this portion of the Portfolio is based on the belief that, over the long term, stock price movements follow growth in earnings, revenues and/or cash flow. The portfolio managers use a variety of analytical research tools and techniques to identify the stocks of companies that meet their investment criteria. Under normal market conditions, this portion of the Portfolio will primarily consist of securities of companies whose earnings or revenues are not only growing, but growing at an accelerating pace.

Each Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may also lend portfolio securities on a short-term or long-term basis, up to 30% of its total assets.

60

Description of the Portfolios (continued) Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the Sub-Adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Convertible Securities Risk
Currency Risk
Depositary Receipts Risk
Derivatives Risk
Emerging Markets Risk
Equity Securities Risk
Foreign Investment Risk
Growth Investing Risk
Initial Public Offerings Risk
Investment Models Risk
Liquidity Risk
Manager Risk
Market and Company Risk
Market Trends Risk
Other Investment Companies Risk
Price Volatility Risk
Securities Lending Risk
Small-Capitalization Company Risk
Value Investing Risk

Please see “Summary of Principal Risks” following the “Description of the Portfolios” section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information (“SAI”).

Performance

Since the Portfolio did not have a full calendar year of operations as of December 31, 2008, there is no annual performance information included in this Prospectus. However, performance of a similarly managed fund and a composite of similarly managed accounts are presented in the sections entitled “Performance of Similar Accounts Managed by Schroders.”

61

Description of the Portfolios (continued)

ING Oppenheimer Main Street Portfolio®

Sub-Adviser

OppenheimerFunds, Inc. (“OppenheimerFunds”)

Investment Objective

Long-term growth of capital and future income. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

The Portfolio normally invests mainly in equity securities of U.S. companies of different capitalization ranges, presently focusing on large-capitalization issuers. Equity securities include common stocks, as well as “equity equivalents” such as preferred stocks and securities convertible into common stocks. The Portfolio may also invest in debt securities, such as bonds and debentures, but does not currently emphasize these investments. Equity securities include common stocks, as well as “equity equivalents” such as preferred stocks and securities convertible into common stocks.

In selecting securities to buy or sell for the Portfolio, the portfolio managers use an investment process that uses multi-factor quantitative models to rank more than 3,000 stocks on a daily basis. While the process may change over time or vary in particular cases, in general the selection process currently uses:

Multi-factor quantitative models: The Portfolio uses both “top down” and “bottom up” quantitative models.

  The “top down” market capitalization model seeks to predict the future market direction of the capitalization environment. The portfolio managers divide the domestic equity market into five market-capitalization segments and market capitalization exposure is managed using proprietary modeling that incorporates factors such as relative price momentum and reversals, relative valuations and measures of investors risk tolerance.
  The “bottom up” stock selection models seek to rank securities within each capitalization range in order of attractiveness. Over a hundred company-specific factors are analyzed in constructing the “bottom up” models, including valuation, profitability, quality, momentum, volatility and special effects. Different models are used for each of the different market capitalization segments. These models incorporate both macro-economic variables and seasoned effects to attempt to predict the performance of the company-specific factors.

The Portfolio is then constructed and continuously monitored based on the quantitative investment models. Security weightings are determined according to capitalization outlook, stock ranking and benchmark weighting. The Portfolio aims to maintain a broadly diversified portfolio that limits idiosyncratic company-specific risks and is scalable, efficient and adaptable.

The Portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted by the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

Pending Merger - On March 27, 2009, the Board approved a proposal to reorganize the Portfolio into ING RussellTM Large Cap Index Portfolio. If shareholder approval is obtained, it is expected that the reorganization will take place during the third quarter of 2009. Shareholders will be notified if the reorganization is not approved. After the reorganization you will hold shares of ING RussellTM Large Cap Index Portfolio. For more information regarding ING RussellTM Large Cap Index Portfolio, please contact a Shareholder Services representative at (800) 366-0066.

Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the Sub-Adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

62

Description of the Portfolios (continued)

Call Risk
Convertible Securities Risk
Debt Securities Risk
Equity Securities Risk
Investment Models Risk
Liquidity Risk
Manager Risk
Market and Company Risk
Market Capitalization Risk
Mid-Capitalization Company Risk
Other Investment Companies Risk
Securities Lending Risk
Small-Capitalization Company Risk

Please see “Summary of Principal Risks” following the “Description of the Portfolios” section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information (“SAI”).

Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the changes in the Portfolio’s performance from year to year, and the table compares the Portfolio’s performance to the performance of a broad measure of market performance for the same period. The Portfolio’s past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s Class S shares’ performance from year to year.

Year-by-Year Total Returns(1)
(For the periods ended December 31 of each year)

Best and Worst Quarterly Returns during this Period:

Best:	4th Quarter	1999:	21.71%
Worst:	4th Quarter	2008:	(22.29)%
63

Description of the Portfolios (continued)

The following table provides some indication of the risks of investing in the Portfolio by comparing the Portfolio’s Class S shares’ performance to that of a broad measure of market performance – the Standard & Poor’s 500® Composite Stock Price (“S&P 500®”) Index. The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States. The index does not reflect fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in the index.

Average Annual Total Returns(1) (For the periods ended December 31, 2008)
	1 Year	5 Years	10 Years
Class S Return	(38.69)%	(2.59)%	(2.65)%
S&P 500® Index	(37.00)%	(2.19)%	(1.38)%
(1)	OppenheimerFunds has managed the Portfolio since November 8, 2004. Prior to November 8, 2004, the Portfolio was managed by Massachusetts Financial Services Company, and had a different investment objective and principal investment strategies. Performance prior to November 8, 2004 is attributable to Massachusetts Financial Services Company.

^
64

Description of the Portfolios (continued)

ING PIMCO Global Advantage Bond Portfolio

Sub-Adviser

Pacific Investment Management Company LLC (“PIMCO”)

Investment Objective

The Portfolio seeks total return which exceeds that of its benchmark, the Barclays Capital U.S. Aggregate Bond Index, consistent with prudent investment management. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets (plus borrowings for investment purposes) in fixed-income instruments that are economically tied to a number of different countries (one of which may be the United States), which may be represented by traditional debt instruments as well as by forwards or derivatives such as options, futures contracts, or swap agreements. The Portfolio will provide shareholders with at least 60 days’ prior notice of a change in its investment policy.

The Sub-Adviser selects the Portfolio’s foreign country and currency compositions based on an evaluation of various factors, including, but not limited to, relative interest rates, exchange rates, monetary and fiscal policies, and trade and current account balances. The Portfolio may make short sales and short sales “against the box.” The Portfolio may invest without limitation in securities denominated in foreign currencies and in U.S. dollar-denominated securities of foreign issuers. The Portfolio may invest, without limitation, in securities and instruments that are economically tied to emerging market countries. The Portfolio may also invest up to 10% of its total assets in preferred stocks. In addition, the Portfolio may invest in both investment-grade securities and non-investment grade, high-yield securities (“junk bonds”) subject to a maximum of 15% of its total assets in securities rated below B by Moody’s Investors Services, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Rating Services (“S&P”) or Fitch Ratings, or, if unrated, determined by the Sub-Adviser to be of comparable quality. The average portfolio duration of this Portfolio varies based on the Sub-Adviser’s forecast for interest rates and, under normal market conditions, is not expected to exceed eight years. The Portfolio is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified fund.

Fixed-income instruments include:

  securities issued or guaranteed by the U.S. government, its agencies or government-sponsored enterprises (Note that securities issued by U.S. government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury);
  corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
  mortgage-backed and other asset-backed securities;
  inflation-indexed bonds issued both by governments and corporations;
  structured notes, including hybrid or “indexed” securities and event-linked bonds;
  loan participations and assignments;
  delayed funding loans and revolving credit facilities;
  bank certificates of deposit, fixed-time deposits and bankers’ acceptances;
  repurchase agreements on fixed-income instruments and reverse repurchase agreements on fixed-income instruments;
  debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
  obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
  obligations of international agencies or supranational entities.
The Portfolio may invest in derivatives based on fixed-income instruments. It may invest, without limitations, its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchases and sale contracts or by using other investment techniques (such as buy backs
65

Description of the Portfolios (continued) or dollar rolls). The “total return” sought by the Portfolio consists of income earned on the Portfolio’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, appreciation of foreign currencies or improving credit fundamentals for a particular sector or security. The Portfolio’s investment process may, at times, result in a higher than average portfolio turnover ratio and increased trading expenses.

More complete descriptions of the money market instruments and certain other instruments in which the Portfolio may invest are set forth in the SAI. A more complete description of the debt security ratings used by Moody’s, S&P or Fitch Ratings are included in Appendix A of the SAI.

The Portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder. The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others. The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the Sub-Adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Borrowing Risk
Call Risk
Convertible Securities Risk
Credit Derivatives Risk
Credit Risk
Currency Risk
Debt Securities Risk
Derivatives Risk
Diversification Risk
Emerging Markets Risk
Equity Securities Risk
Foreign Investment Risk
Hedging and Other Strategic Transactions Risk
High-Yield, Lower-Grade Debt Securities Risk
Income Risk
Initial Public Offerings Risk
Interest Rate Risk
Leveraging Risk
Liquidity Risk
Manager Risk
Market and Company Risk
Maturity Risk
Mid-Capitalization Companies Risk
Mortgage-Related Securities Risk
Other Investment Companies Risk
Portfolio Turnover Risk
Securities Lending Risk
Short Sales Risk
Small-Capitalization Companies Risk
Sovereign Debt Risk
U.S. Government Securities and Obligations Risk
When Issued and Delayed Delivery Securities and Commitments Risk

Please see “Summary of Principal Risks” following the “Description of the Portfolios” section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information (“SAI”).

Performance

Since the Portfolio did not commence operations as of December 31, 2008, there is no annual performance information included in this Prospectus.

66

Description of the Portfolios (continued)

ING PIMCO Total Return Bond Portfolio

Sub-Adviser

Pacific Investment Management Company LLC (“PIMCO”)

Investment Objective

Maximum total return, consistent with preservation of capital and prudent investment management. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets (plus borrowings for investment purposes) in a diversified portfolio of fixed-income instruments of varying maturities which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. The Portfolio will provide shareholders with at least 60 days’ prior notice of any change in this investment policy. The average portfolio duration of the Portfolio normally varies within two years (plus or minus) of the duration of the Barclays Capital U.S. Aggregate Bond Index.

The fixed-income instruments in which the Portfolio may invest include: securities issued or guaranteed by the U.S. government, its agencies or government-sponsored enterprises; corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper; mortgage-backed and other asset-backed securities; inflation-indexed bonds issued both by governments and corporations; structured notes, including hybrid or “indexed” securities and event-linked bonds; loan participations and assignments; delayed funding loans and revolving credit facilities; bank certificates of deposit, fixed-time deposits and bankers’ acceptances; repurchase agreements on fixed-income instruments and reverse repurchase agreements on fixed-income instruments; debt securities issued by state or local governments and their agencies, authorities and other government-sponsored enterprises; obligations of non-U.S. governments or their subdivisions, agencies and government sponsored enterprises; and obligations of international agencies or supranational entities. The Portfolio may invest in derivatives based on fixed-income instruments, such as forwards, options, futures contracts or swap agreements.

The Portfolio invests primarily in investment-grade debt securities, but may invest up to 10% of its total assets in high-yield securities (“junk bonds”) rated B or higher at the time of investment by Moody’s Investors Services, Inc., Standard & Poor’s Ratings Services or Fitch Ratings or, if unrated, are determined by the Sub-Adviser to be of comparable quality. The Portfolio may engage in short sales and may invest up to 10% of its total assets in preferred stocks. The Portfolio may invest up to 30% of its total assets in non-U.S. denominated securities and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. The Portfolio may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the Portfolio’s total assets.

The Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements or in mortgage- or asset-backed securities. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Portfolio consists of income earned on the Portfolio’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation or improving credit fundamentals for a particular sector or security.

The Portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted by the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder. The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective.

67

Description of the Portfolios (continued) Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the Sub-Adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Borrowing Risk
Call Risk
Convertible Securities Risk
Credit Derivatives Risk
Credit Risk
Currency Risk
Debt Securities Risk
Derivatives Risk
Emerging Markets Risk
Equity Securities Risk
Foreign Investment Risk
High-Yield, Lower-Grade Debt Securities Risk
Illiquid Securities Risk
Income Risk
Interest Rate Risk
Leveraging Risk
Liquidity Risk
Manager Risk
Market and Company Risk
Maturity Risk
Mortgage-Related Securities Risk
Other Investment Companies Risk
Portfolio Turnover Risk
Securities Lending Risk
Short Sales Risk
Sovereign Debt Securities Fisk
U.S. Government Securities and Obligations Risk
When Issued and Delayed Delivery Securities and Commitments Risk

Please see “Summary of Principal Risks” following the “Description of the Portfolios” section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information (“SAI”).

Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the changes in the Portfolio’s performance from year to year, and the table compares the Portfolio’s performance to the performance of a broad measure of market performance for the same period. The Portfolio’s past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

68

Description of the Portfolios (continued)

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s Class S shares’ performance from year to year.

Year-by-Year Total Returns(1)
(For the periods ended December 31 of each year)

Best and Worst Quarterly Returns during this Period:

Best:	3rd Quarter	2001:	5.79%
Worst:	1st Quarter	1999:	(5.01)%

The following table provides some indication of the risks of investing in the Portfolio by comparing the Portfolio’s Class S shares’ performance to that of a broad measure of market performance – the Barclays Capital U.S. Aggregate Bond (“BCAB”) Index (formerly, the Lehman Brothers U.S. Aggregate Bond Index). The BCAB Index is a widely recognized, unmanaged index of publicly issued fixed-rate U.S. government, investment-grade, mortgage-backed and corporate debt securities. The index does not reflect fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in the index.

Average Annual Total Returns(1) (For the periods ended December 31, 2008)
	1 Year	5 Years	10 Years
Class S Return	4.21%	4.93%	3.20%
BCAB Index	5.24%	4.65%	5.63%
(1)	PIMCO has managed the Portfolio since May 1, 2001. Prior to May 1, 2001 the Portfolio had a different sub-adviser and different principal investment strategies.
69

Description of the Portfolios (continued)

ING Pioneer Mid Cap Value Portfolio

Sub-Adviser

Pioneer Investment Management, Inc. (“Pioneer”)

Investment Objective

Capital appreciation. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

The Portfolio normally invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of mid-size companies. The Portfolio will provide shareholders with at least 60 days’ prior written notice of any change in this investment policy. The Sub-Adviser defines mid-size companies as those companies whose market values, at the time of investment, do not exceed the greater of the market capitalization of the largest company within the Russell Midcap Value® Index or the 3-year rolling average of the market capitalization of the largest company within the Russell Midcap Value® Index as measured at the end of the preceding month, and are not less than the smallest company within the index. The Russell Midcap Value® Index measures the performance of U.S. mid-cap value stocks. The size of the companies in the index changes with market conditions and the composition of the index. The equity securities in which the Portfolio invests are common stocks, preferred stocks, depositary receipts, convertible debt and equity interests in real estate investment trusts (“REITs”). The Portfolio may invest up to 25% of its total assets in equity and debt securities of non-U.S. issuers.

The Portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted by the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

The Sub-Adviser uses a value approach to select the Portfolio’s investments. Using this investment style, the Portfolio seeks securities believed by the Sub-Adviser to be selling at substantial discounts to their underlying values and then holds these securities until the market values reflect their intrinsic values. The Sub-Adviser evaluates a security’s potential value, including the attractiveness of its market valuation, based on the company’s assets and prospects for earnings growth. In making that assessment, the Sub-Adviser employs due diligence and fundamental research, as well as an evaluation of the issuer based on its financial statements and operations, employing a bottom-up analytic style. The Sub-Adviser relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research. The Sub-Adviser focuses on the quality and price of individual issuers, not on economic sector or market-timing strategies. Factors the Sub-Adviser looks for in selecting investments include:

  favorable expected returns relative to perceived risk;
  management with demonstrated ability and commitment to the company;
  low market valuations relative to earnings forecast, book value, cash flow and sales;
  turnaround potential for companies that have been through difficult periods;
  estimated private market value in excess of current stock price. Private market value is the price an independent investor would pay to own the entire company; and
  issuer’s industry has strong fundamentals, such as increasing or sustainable demand and barriers to entry.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the Sub-Adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

70

Description of the Portfolios (continued)

Call Risk
Convertible Securities Risk
Debt Securities Risk
Depositary Receipts Risk
Derivatives Risk
Equity Securities Risk
Foreign Investment Risk
Liquidity Risk
Manager Risk
Market and Company Risk
Market Capitalization Risk
Mid-Capitalization Company Risk
Other Investment Companies Risk
Real Estate Investment Trusts Risk
Securities Lending Risk
Value Investing Risk

Please see “Summary of Principal Risks” following the “Description of the Portfolios” section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information (“SAI”).

Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the changes in the Portfolio’s performance from year to year, and the table compares the Portfolio’s performance to the performance of a broad measure of market performance for the same period. The Portfolio’s past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s Class S shares’ performance from year to year.

Year-by-Year Total Returns(1)
(For the periods ended December 31 of each year)

Best and Worst Quarterly Returns during this Period:

Best:	2nd Quarter	2007:	8.25%
Worst:	4th Quarter	2008:	(20.98)%
71

Description of the Portfolios (continued)

The following table provides some indication of the risks of investing in the Portfolio by comparing the Portfolio’s Class S shares’ performance to that of a broad measure of market performance – the Russell Midcap® Value Index. The Russell Midcap® Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000® Value Index. The index does not reflect fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in the index.

Average Annual Total Returns(1) (For the periods ended December 31, 2008)
	1 Year	5 Years (or Life of Class)	10 Years
Class S Return	(33.12)%	(3.68)%(1)	N/A
Russell Midcap® Value Index	(38.44)%	(4.72)%(2)	N/A
(1)	Class S shares commenced operations on April 29, 2005.
(2)	The index return is for the period beginning May 1, 2005.
72

Description of the Portfolios (continued)

ING T. Rowe Price Capital Appreciation Portfolio

Sub-Adviser

T. Rowe Price Associates, Inc. (“T. Rowe Price”)

Investment Objective

Over the long-term, a high total investment return, consistent with the preservation of capital and with prudent investment risk. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

The Portfolio pursues an active asset allocation strategy whereby investments are allocated among three asset classes – equity securities, debt securities and money market instruments. The Portfolio invests primarily in the common stocks of established U.S. companies the Sub-Adviser believes to have above-average potential for capital growth. Common stocks typically comprise at least half of the Portfolio’s total assets. The remaining assets are generally invested in other securities, including convertibles, warrants, preferred stocks, corporate and government debt, futures and options, in keeping with the Portfolio’s investment objective. The Portfolio may invest up to 25% of its net assets in foreign equity securities. The Portfolio may also invest in shares of the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund, internally managed money market funds of T. Rowe Price.

The Portfolio’s common stocks generally fall into one of two categories:

  the larger category is composed of long-term core holdings whose purchase prices, when bought, are considered low in terms of company assets, earnings, or other factors; and
  the smaller category is composed of opportunistic investments whose prices are expected by the Sub-Adviser to rise in the short-term but not necessarily over the long-term.

Since the Sub-Adviser attempts to prevent losses as well as achieve gains, it typically uses a value approach in selecting investments. Its in-house research team seeks to identify companies that seem undervalued by various measures, such as price/book value, and may be temporarily out of favor, but have good prospects for capital appreciation. The Sub-Adviser may establish relatively large positions in companies it finds particularly attractive.

The Portfolio’s approach differs from that of many other stock funds. The Sub-Adviser works as hard to reduce risk as to maximize gains and may seek to realize gains rather than lose them in market declines. In addition, the Sub-Adviser searches for the best risk/reward values among all types of securities. The portion of the Portfolio invested in a particular type of security, such as common stocks, results largely from case-by-case investment decisions, and the size of the Portfolio’s cash reserve may reflect the Sub-Adviser’s ability to find companies that meet valuation criteria rather than its market outlook.

Futures and options may be bought or sold for any number of reasons, including: to manage the Portfolio’s exposure to changes in securities prices and foreign currencies; as an efficient means of adjusting the Portfolio’s overall exposure to certain markets; as a cash management tool; to enhance income; and to protect the value of portfolio securities. Call and put options may be purchased or sold on securities, financial indices, and foreign currencies. Investments in futures and options are subject to additional volatility and potential losses.

In pursuing its investment objective, the Sub-Adviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Sub-Adviser believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

The Portfolio may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended and the rules, regulations and exemptive orders thereunder.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

Debt Securities. Debt securities and convertible bonds may often constitute a significant portion of the Portfolio’s overall investment portfolio. These securities may be purchased to gain additional exposure to a company or for their income or other features. Investments in a company may also be made through privately negotiated notes or loans, including loan participations and assignments. The Portfolio may purchase debt securities of any maturity and credit quality. The Sub-Adviser may invest up to 15% of the Portfolio’s assets in debt securities that are rated below investment-grade or, if not rated, of equivalent quality and restricted securities. There is no limit on the Portfolio’s investments in convertible securities. For a description of bond ratings, please refer to the Statement of Additional Information.

Money Market Instruments. If there are remaining assets available for investment, the Sub-Adviser may invest the balance in any of the following money market instruments with remaining maturities not exceeding one year:

(1)	shares of the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund, internally managed money market funds of T. Rowe Price;
73

Description of the Portfolios (continued)
(2)	U.S. government obligations;
(3)	negotiable certificates of deposit, bankers’ acceptances and fixed-time deposits and other obligations of domestic banks that have more than $1 billion in assets and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation;
(4)	commercial paper rated at the date of purchase in the two highest rating categories by at least one rating agency;
(5)	repurchase agreements; and
(6)	U.S dollar and non-U.S. dollar currencies.

The Portfolio may borrow securities.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the Sub-Adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Asset Allocation Risk
Borrowing Risk
Call Risk
Convertible Securities Risk
Credit Risk
Currency Risk
Debt Securities Risk
Derivatives Risk
Equity Securities Risk
Foreign Investment Risk
Growth Investing Risk
High-Yield, Lower-Grade Debt Securities Risk
Income Risk
Interest Rate Risk
Leveraging Risk
Liquidity Risk
Manager Risk
Market and Company Risk
Maturity Risk
Other Investment Companies Risk
Restricted and Illiquid Securities Risk
Securities Lending Risk
Special Situations Risk
U.S. Government Securities and Obligations Risk
Value Investing Risk

Please see “Summary of Principal Risks” following the “Description of the Portfolios” section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information (“SAI”).

Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the changes in the Portfolio’s performance from year to year, and the table compares the Portfolio’s performance to the performance of two broad measures of market performance and a composite index for the same period. The Portfolio’s past performance is no guarantee of future results.

74

Description of the Portfolios (continued)

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s Class S shares’ performance from year to year.

Year-by-Year Total Returns
(For the periods ended December 31 of each year)

Best and Worst Quarterly Returns during this Period:

Best:	2nd Quarter	2003:	12.52%
Worst:	4th Quarter	2008:	(19.11)%

The following table provides some indication of the risks of investing in the Portfolio by comparing the Portfolio’s Class S shares’ performance to those of two broad measures of market performance – the Standard & Poor’s 500®Composite Stock Price (“S&P 500®”) Index and the Barclays Capital U.S. Government/Credit Bond Index (formerly, the Lehman Brothers U.S. Government/Credit Bond Index) and a composite index – consisting of 60% S&P 500®Index and 40% Barclays Capital U.S. Government/Credit Bond (“60% S&P 500®/40% Barclays Capital U.S. Government/Credit Bond”) Index. The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States. The Barclays Capital U.S. Government/Credit Bond Index is a broad market weighted index which encompasses U.S. Treasury and Agency securities, corporate investment-grade bonds and mortgage-backed securities. The Barclays Capital U.S. Government/Credit Bond Index and the composite index are included to provide additional comparison information. The indices do not reflect fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in the indices.

Average Annual Total Return (For the periods ended December 31, 2008)
	1 Year	5 Years	10 Years
Class S Return	(27.51)%	1.74%	6.99%
S&P 500® Index	(37.00)%	(2.19)%	(1.38)%
Barclays Capital U.S. Government/ Credit Bond Index	5.70%	4.64%	5.64%
60% S&P 500®/40% Barclays Capital U.S. Government/Credit Bond Index	(21.91)%	0.72%	1.70%
75

Description of the Portfolios (continued)

ING T. Rowe Price Equity Income Portfolio

Sub-Adviser

T. Rowe Price Associates, Inc. (“T. Rowe Price”)

Investment Objective

Substantial dividend income as well as long-term growth of capital. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

The Portfolio normally invests at least 80% of its net assets (plus borrowings for investment purposes) in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends.

The Sub-Adviser typically employs a “value” approach in selecting investments. The Sub-Adviser’s in-house research team seeks companies that appear to be undervalued by various measures and may be temporarily out of favor, but have good prospects for capital appreciation and dividend growth.

In selecting investments, the Sub-Adviser generally looks for companies with the following:

  an established operating history;
  above-average dividend yield relative to the Standard & Poor’s 500® Composite Stock Price (“S&P 500®”) Index;
  low price/earnings ratio relative to the S&P 500® Index;
  a sound balance sheet and other positive financial characteristics; and
  low stock price relative to a company’s underlying value as measured by assets, cash flow or business franchises.

While most of the Portfolio’s assets will be invested in U.S. common stocks, it may also invest in other securities, including convertible securities, warrants, preferred stocks, foreign securities, debt securities, including high-yield debt securities and futures and options in keeping with its objectives. Investments in a company may also be made through a privately negotiated note or loan, including loan participations and assignments. Under normal market conditions, substantial dividend income means that yield on the Portfolio’s portfolio securities generally exceeds the yield on the Portfolio’s benchmark. In pursuing its investment objective, the Sub-Adviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Sub-Adviser believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities. The Portfolio may also invest in shares of the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund, internally managed money market funds of T. Rowe Price. The Portfolio may also invest in U.S. and foreign dollar-denominated money market securities and U.S. dollar and non-U.S. dollar currencies.

The Portfolio may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended and the rules, regulations and exemptive orders thereunder.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the Sub-Adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Call Risk
Convertible Securities Risk
Currency Risk
Debt Securities Risk
Derivatives Risk
Equity Securities Risk
Foreign Investment Risk
High-Yield, Lower-Grade Debt Securities Risk
76

Description of the Portfolios (continued) Interest Rate Risk
Liquidity Risk
Manager Risk
Market and Company Risk
Other Investment Companies Risk
Securities Lending Risk
Special Situations Risk
Value Investing Risk

The Portfolio’s emphasis on stocks of established companies paying high dividends and its potential investments in fixed-income securities may limit its potential for appreciation in a broad market advance. Such securities may also be hurt when interest rates rise sharply. Also, a company in which the Portfolio invests may reduce or eliminate its dividend.

Please see “Summary of Principal Risks” following the “Description of the Portfolios” section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information (“SAI”).

Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the changes in the Portfolio’s performance from year to year, and the table compares the Portfolio’s performance to the performance of a broad measure of market performance for the same period. The Portfolio’s past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s Class S shares’ performance from year to year.

Year-by-Year Total Returns(1)
(For the periods ended December 31 of each year)

Best and Worst Quarterly Returns during this Period:

Best:	2nd Quarter	2003:	16.79%
Worst:	4th Quarter	2008:	(21.94)%
77

Description of the Portfolios (continued)

The following table provides some indication of the risks of investing in the Portfolio by comparing the Portfolio’s Class S shares’ performance to that of a broad measure of market performance – the Standard & Poor’s 500® Composite Stock Price (“S&P 500®”) Index. The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States. The index does not reflect fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in the index.

Average Annual Total Returns(1) (For the periods ended December 31, 2008)
	1 Year	5 Years	10 Years
Class S Return	(35.69)%	(1.18)%	1.52%
S&P 500® Index	(37.00)%	(2.19)%	(1.38)%
(1)	T. Rowe Price has managed the Portfolio since March 1, 1999. Performance prior to March 1, 1999 is attributable to a different sub-adviser.
78

Description of the Portfolios (continued)

ING T. Rowe Price Personal Strategy Growth Portfolio

Sub-Adviser

T. Rowe Price Associates, Inc. (“T. Rowe Price”)

Investment Objective

The Portfolio seeks high total return over time consistent with a primary emphasis on capital growth and a secondary emphasis on income. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

The Portfolio pursues its investment objective by investing in a diversified portfolio typically consisting of about 80% stocks and 20% bonds and money market securities. Stocks include, but are not limited to, U.S. and foreign common stocks, preferred stocks, convertible securities and warrants. Bonds include, but are not limited to, asset-backed securities, mortgage-backed securities, including collateralized mortgage obligations, stripped mortgage-backed securities and commercial mortgage-backed securities, inflation-linked securities, high-yield, lower-grade bonds, bank loan assignments and participations, hybrid instruments, zero-coupon bonds and pay-in-kind bonds. Maturities reflect the Sub-Adviser’s outlook for interest rates. The Portfolio may invest up to 15% of its net assets in illiquid securities.

The Portfolio may invest up to 35% of its total assets in foreign securities, although the bond portion of the Portfolio may be invested without limitation in Yankee bonds (dollar-denominated bonds) issued in the United States by foreign companies. The Portfolio may invest up to 10% of its total assets in stripped mortgage-backed securities, up to 15% of its total assets in junk bonds, up to 10% of its total assets in hybrid instruments and up to 10% of its total assets in zero-coupon and pay-in-kind bonds.

Under normal conditions and based on the Sub-Adviser’s outlook for the economy and the financial markets, allocations for the Portfolio can vary by 10 percentage points above or below the allocation amounts of the typical allocation consisting of 80% stocks and 20% bonds and money market securities. Domestic stocks are drawn from the overall U.S. market. International stocks are selected primarily from large companies in developed markets but may also include investments in developing markets.

When deciding upon the allocation between stocks and bonds, the Sub-Adviser may favor fixed-income securities if the economy is expected to slow sufficiently to hurt corporate profit growth. When strong economic growth is expected, the Sub-Adviser may favor stocks. When selecting particular stocks, managers will examine relative values and prospects among growth- and value-oriented stocks, domestic and international stocks, and small- to large-cap stocks. This process draws heavily on the Sub-Adviser’s proprietary stock research expertise. While the Sub-Adviser maintains a well-diversified portfolio, the Sub-Adviser may at a particular time shade stock selection towards markets or market sectors that appear to offer attractive value and appreciation potential.

Much of the same security selection applies to bonds. For example, when deciding on whether to adjust allocations to high-yield bonds (commonly referred to as “junk bonds”), the Sub-Adviser will weigh such factors as the outlook for the economy and corporate earnings and the yield advantage lower-rated bonds offer over investment-grade bonds.

The Portfolio may also invest in derivatives, including futures, options and swaps in keeping with its objective.

The Portfolio may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended and the rules, regulations and exemptive orders thereunder.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the Sub-Adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

79

Description of the Portfolios (continued)

Asset-Backed Securities Risk
Convertible Securities Risk
Credit Risk
Currency Risk
Debt Securities Risk
Derivatives Risk
Emerging Markets Risk
Equity Securities Risk
Foreign Investment Risk
Growth Investing Risk
High-Yield, Lower-Grade Debt Securities Risk
Income Risk
Interest Rate Risk
Investment by Funds-of-Funds Risk
Liquidity Risk
Manager Risk
Market and Company Risk
Maturity Risk
Mid-Capitalization Company Risk
Mortgage-Related Securities Risk
Other Investment Companies Risk
Price Volatility Risk
Securities Lending Risk
Small-Capitalization Company Risk
Value Investing Risk

Please see “Summary of Principal Risks” following the “Description of the Portfolios” section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information (“SAI”).

Performance

Because the Portfolio had not commenced operations as of December 31, 2008, annual performance information is not provided. However, performance of a similarly managed fund is presented in the section of this Prospectus entitled “Performance of Similarly Managed Mutual Funds.”

80

Description of the Portfolios (continued)

ING Templeton Global Growth Portfolio

Sub-Adviser

Templeton Global Advisors Limited (“Templeton Global Advisors”)

Investment Objective

Capital appreciation. Current income is only an incidental consideration. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

Under normal market conditions, the Portfolio invests primarily in equity securities of companies located in a number of different countries anywhere in the world, including emerging markets. Common stocks, preferred stocks and convertible securities are examples of equity securities in which the Portfolio may invest. Convertible securities have characteristics of both debt securities (which is generally the form in which they are first issued) and equity securities (which is what they can be converted into). The Portfolio also invests in depositary receipts. The Portfolio may invest up to 25% of its total assets in debt securities of companies and governments located anywhere in the world.

The Portfolio may use various derivative strategies, such as option or swap agreements, among others, to seek to protect its assets, implement a cash or tax management strategy or enhance its returns. The Portfolio may invest up to 5% of its total assets in options and swap agreements. With derivatives, the Sub-Adviser attempts to predict whether an underlying investment will increase or decrease in value at some future time. The Sub-Adviser considers various factors, such as availability and cost, in deciding whether to use a particular instrument or strategy.

When choosing equity investments for the Portfolio, the Sub-Adviser applies a “bottom up,” value-oriented, long-term approach, focusing on the market price of a company’s securities relative to the Sub-Adviser’s evaluation of the company’s long-term earnings, asset value and cash flow potential. The Sub-Adviser also considers a company’s price/earnings ratio, price/cash flow ratio, profit margins and liquidation value.

The Portfolio may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended and the rules, regulations and exemptive orders thereunder.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the Sub-Adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Call Risk
Convertible Securities Risk
Currency Risk
Debt Securities Risk
Depositary Receipts Risk
Derivatives Risk
Emerging Markets Risk
Equity Securities Risk
Foreign Investment Risk
Liquidity Risk
Manager Risk
Market and Company Risk
Other Investment Companies
Securities Lending Risk
Sovereign Debt Risk
Value Investing Risk

Please see “Summary of Principal Risks” following the “Description of the Portfolios” section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information (“SAI”).

81

Description of the Portfolios (continued) Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the changes in the Portfolio’s performance from year to year, and the table compares the Portfolio’s performance to the performance of a broad measure of market performance for the same period. The Portfolio’s past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s Class S shares’ performance from year to year.

Year-by-Year Total Returns(1)
(For the periods ended December 31 of each year)

Best and Worst Quarterly Returns during this Period:

Best:	4th Quarter	1999:	47.69%
Worst:	4th Quarter	2008:	(20.71)%

The following table provides some indication of the risks of investing in the Portfolio by comparing the Portfolio’s Class S shares’ performance to that of a broad measure of market performance – the Morgan Stanley Capital International World (“MSCI World”) IndexSM. The MSCI World IndexSM is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the United States, Europe, Canada, Australia, New Zealand and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in the index.

Average Annual Total Returns(1) (For the periods ended December 31, 2008)
	1 Year	5 Years	10 Years
Class S Return	(39.68)%	(1.69)%	2.07%
MSCI World IndexSM	(40.71)%	(0.51)%	(0.64)%
(1)	Templeton Global Advisors has managed the Portfolio since December 5, 2005. Prior to December 5, 2005, the Portfolio was managed by Capital Guardian Trust Company and had different principal investment strategies. Capital Guardian Trust Company managed the Portfolio from February 1, 2000 through December 2, 2005. Performance prior to February 1, 2000 is attributable to a different sub-adviser.
82

Description of the Portfolios (continued)

ING Van Kampen Capital Growth Portfolio

Sub-Adviser

Van Kampen

Investment Objective

Long-term capital appreciation. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

Under normal circumstances, at least 80% of the net assets (plus borrowings for investment purposes) of the Portfolio will be invested in equity securities. Effective July 15, 2009 the Portfolio will invest primarily (at least 65% of its assets) in growth-oriented companies. The Portfolio may invest up to 25% of its assets in foreign securities, including emerging market securities. The Sub-Adviser emphasizes a bottom-up stock selection process, seeking attractive growth investment on an individual company basis. In selecting securities for investment, the Sub-Adviser seeks those companies with the potential for strong free cash flow and compelling business strategies.

Investments in growth-oriented equity securities may have above-average volatility of price movement. Because prices of equity securities fluctuate, the value of an investment in the Portfolio will vary based upon the Portfolio’s investment performance. The Portfolio attempts to reduce overall exposure to risk by adhering to a disciplined program of intensive research, careful security selection and the continual monitoring of the Portfolio’s investments.

The Sub-Adviser seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The Sub-Adviser typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and attractive risk/reward. The Sub-Adviser generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

The Portfolio may invest up to 10% of its total assets in Real Estate Investment Trusts (“REITs”). In anticipation of, or in response to, adverse market conditions or for cash management purposes, the Portfolio may purchase and sell certain derivative instruments, such as options, futures and options on futures.

The Portfolio may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended and the rules, regulations and exemptive orders thereunder.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

Pending Merger - On March 27, 2009, the Board approved a proposal to reorganize the Portfolio into ING RussellTM Large Cap Growth Index Portfolio. If shareholder approval is obtained, it is expected that the reorganization will take place during the third quarter of 2009. Shareholders will be notified if the reorganization is not approved. After the reorganization you will hold shares of ING RussellTM Large Cap Growth Index Portfolio. For more information regarding ING RussellTM Large Cap Growth Index Portfolio, please contact a Shareholder Services representative at (800) 366-0066.

Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the Sub-Adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Currency Risk
Derivatives Risk
Emerging Markets Risk
Equity Securities Risk
Foreign Investment Risk
Growth Investing Risk
Liquidity Risk
Manager Risk
Market and Company Risk
Other Investment Companies Risk
Real Estate Investment Trusts Risk
Securities Lending Risk

83

Description of the Portfolios (continued)

Please see “Summary of Principal Risks” following the “Description of the Portfolios” section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information (“SAI”).

Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the changes in the Portfolio’s performance from year to year, and the table compares the Portfolio’s performance to the performance of a broad measure of market performance for the same period. The Portfolio’s past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s Class S shares’ performance from year to year.

Year-by-Year Total Returns(1)(2)
(For the periods ended December 31 of each year)

Best and Worst Quarterly Returns during this Period:

Best:	2nd Quarter	2003:	12.14%
Worst:	4th Quarter	2008:	(28.66)%
84

Description of the Portfolios (continued)

The following table provides some indication of the risks of investing in the Portfolio by comparing the Portfolio’s Class S shares’ performance to that of a broad measure of market performance – the Russell 1000® Growth Index. The Russell 1000® Growth Index measures the performance of those companies in the Russell 3000® Index with higher than average price-to-book ratios and higher forecasted growth values. The index does not reflect fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in the index.

Average Annual Total Returns(1)(2) (For the periods ended December 31, 2008)
	1 Year	5 Years	10 Years (or Life of Class)
Class S Return	(49.31)%	(4.60)%	(3.82)%(1)
Russell 1000® Growth Index	(38.44)%	(3.42)%	(1.92)%(3)
(1)	Class S shares commenced operations on May 1, 2002.
(2)	On April 30, 2007, the Portfolio changed its name from ING Van Kampen Equity Growth Portfolio to ING Van Kampen Capital Growth Portfolio.
(3)	The index return is for the period beginning May 1, 2002.
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Description of the Portfolios (continued)

ING Van Kampen Global Franchise Portfolio

Sub-Adviser

Van Kampen

Investment Objective

Long-term capital appreciation. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

The Sub-Adviser seeks long-term capital appreciation by investing primarily in equity securities of issuers located throughout the world that it believes have, among other things, resilient business franchises and growth potential. The Portfolio may invest in securities of companies of any size. The Sub-Adviser emphasizes individual stock selection and seeks to identify undervalued securities of issuers located throughout the world, including both developed and emerging market countries. Under normal market conditions, the Portfolio invests at least 65% of its total assets in securities of issuers from a number of different countries, including the United States.

The Sub-Adviser seeks to invest in companies that it believes have resilient business franchises, strong cash flows, modest capital requirements, capable managements and growth potential. Securities are selected on a global basis with a strong bias towards value. The franchise focus of the Portfolio is based on the Sub-Adviser’s belief that the intangible assets underlying a strong business franchise (such as patents, copyrights, brand names, licenses or distribution methods) are difficult to create or to replicate and that carefully selected franchise companies can yield above-average potential for long-term capital appreciation.

The Sub-Adviser relies on its research capabilities, analytical resources and judgment to identify and monitor franchise businesses meeting its investment criteria. The Sub-Adviser believes that the number of issuers with strong business franchises meeting its criteria may be limited, and accordingly, the Portfolio may concentrate its holdings in a relatively small number of companies. The Sub-Adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria or that replacing the holding with another investment should improve the Portfolio’s valuation and/or quality.

The Portfolio may also invest in derivatives for hedging current and other risks for potential gains. Such derivatives may include forward contracts, futures contracts, options, swaps and structured notes. The Portfolio is non-diversified, which means that it may invest in securities of a limited number of issuers, and, when compared with other funds, may invest a greater portion of its assets in a particular issuer.

The Portfolio may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended and the rules, regulations and exemptive orders thereunder.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the Sub-Adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Currency Risk
Derivatives Risk
Diversification Risk
Emerging Markets Risk
Equity Securities Risk
Foreign Investment Risk
Liquidity Risk
Manager Risk
Market and Company Risk
Market Capitalization Risk
Mid-Capitalization Company Risk
Other Investment Companies
Securities Lending Risk
Small-Capitalization Company Risk
Value Investing Risk

Please see “Summary of Principal Risks” following the “Description of the Portfolios” section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does
86

Description of the Portfolios (continued) not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information (“SAI”).

Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the changes in the Portfolio’s performance from year to year, and the table compares the Portfolio’s performance to the performance of a broad measure of market performance for the same period. The Portfolio’s past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s Class S shares’ performance from year to year.

Year-by-Year Total Returns(1)
(For the periods ended December 31 of each year)

Best and Worst Quarterly Returns during this Period:

Best:	4th Quarter	2003:	15.51%
Worst:	4th Quarter	2008:	(12.95)%

The following table provides some indication of the risks of investing in the Portfolio by comparing the Portfolio’s Class S shares’ performance to that of a broad measure of market performance – the Morgan Stanley Capital International World (“MSCI World”) IndexSM. The MSCI World IndexSM is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the United States, Europe, Canada, Australia, New Zealand and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in the index.

Average Annual Total Returns(1) (For the periods ended December 31, 2008)
	1 Year	5 Years	10 Years (or Life of Class)
Class S Return	(28.57)%	3.58%	4.53%(1)
MSCI World IndexSM	(40.71)%	(0.51)%	1.06%(2)
(1)	Class S shares commenced operations on May 1, 2002.
(2)	The index return is for the period beginning May 1, 2002
.
87

Description of the Portfolios (continued)

ING Van Kampen Global Tactical Asset Allocation Portfolio

Sub-Adviser

Van Kampen

Investment Objective

The Portfolio seeks capital appreciation over time. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

Under normal market conditions, the Portfolio pursues its investment objective by normally investing in a diversified mix of global equity and global fixed-income investments and money market instruments. The Portfolio may also invest up to 15% of its assets in asset classes not included in the Portfolio’s benchmark (“Opportunistic Investments”). The securities in which the Portfolio invests may be denominated in U.S. dollars or in currencies other than U.S. dollars. This global strategy invests in multiple asset classes, countries, sectors, currencies and Opportunistic Investments.

The Sub-Adviser seeks to add value from multiple market inefficiencies through a combination of quantitative and fundamental analysis. The investment process follows a hierarchy of top-down decision making by assessing the relative attractiveness of global asset classes and within each asset class, assessing the relative attractiveness of regions and countries. The Sub-Adviser also utilizes a sector selection process within the U.S. and European regions and takes active currency exposures after analyzing the relative attractiveness of currencies.

The Portfolio will invest in global asset classes either via cash market instruments or through derivatives, including futures, options, forwards, collateralized mortgage obligations, swaps, and options on swaps. The Portfolio may invest in securities of other open- and closed-end investment companies, including those for which the Sub-Adviser or its affiliates acts as investment adviser, exchange-traded funds and unregistered investment funds, including hedge funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

The Portfolio may also invest up to 15% of its assets in Opportunistic Investments including but not restricted to commodity-linked derivatives, non-U.S. fixed-income securities, high-yield, lower-grade debt securities (commonly referred to as “junk bonds”), Treasury Inflation Protected Securities (“U.S. TIPS”), emerging market equity and debt securities and global real estate investment trusts (“REITs”).

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the Sub-Adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Commodities Risk
Credit Risk
Currency Risk
Debt Securities Risk
Derivatives Risk
Emerging Markets Risk
Equity Securities Risk
Foreign Investment Risk
High-Yield, Lower-Grade Debt Securities Risk
Income Risk
Inflation Index Bonds Risk
Interest Rate Risk
Investment by Funds-of-Funds Risk
Investment Models Risk
Liquidity Risk
Manager Risk
Market and Company Risk
Maturity Risk
Other Investment Companies Risk
Price Volatility Risk
Real Estate Investment Trusts Risk
Securities Lending Risk

88

Description of the Portfolios (continued)

Please see “Summary of Principal Risks” following the “Description of the Portfolios” section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information (“SAI”).

Performance

Since the Portfolio did not have a full calendar year of operations as of December 31, 2008, there is no annual performance information included in this Prospectus.

89

Description of the Portfolios (continued)

ING Van Kampen Growth and Income Portfolio

Sub-Adviser

Van Kampen

Investment Objective

Long-term growth of capital and income. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

Under normal market conditions, the Sub-Adviser seeks to achieve the Portfolio’s investment objective by investing primarily in what it believes to be income-producing equity securities, including common stocks and convertible securities; although investments are also made in non-convertible preferred stocks and debt securities rated “investment grade,” which are securities rated within the four highest grades assigned by Standard & Poor’s Ratings Services or by Moody’s Investors Service, Inc. A more complete description of security ratings is contained in the Statement of Additional Information.

In selecting securities for investment, the Portfolio focuses primarily on the security’s potential for growth of capital and income. Although the Portfolio may invest in companies of any size, the Sub-Adviser may focus on larger capitalization companies which it believes possess characteristics for improved valuation. Portfolio securities are typically sold when the assessments of the Sub-Adviser indicate that it is desirable to do so. The Portfolio may invest up to 15% of its total assets in real estate investment trusts and up to 25% of its total assets in securities of foreign issuers. The Portfolio may purchase and sell certain derivative instruments, such as options, futures and options on futures, for various portfolio management purposes.

The Portfolio may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended and the rules, regulations and exemptive orders thereunder.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the Sub-Adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Call Risk
Convertible Securities Risk
Debt Securities Risk
Derivatives Risk
Equity Securities Risk
Foreign Investment Risk
Growth Investing Risk
Liquidity Risk
Manager Risk
Market and Company Risk
Market Capitalization Risk
Mid-Capitalization Company Risk
Other Investment Companies
Real Estate Investment Trusts Risk
Securities Lending Risk
Small-Capitalization Company Risk

Please see “Summary of Principal Risks” following the “Description of the Portfolios” section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information (“SAI”).

90

Description of the Portfolios (continued) Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the changes in the Portfolio’s performance from year to year, and the table compares the Portfolio’s performance to the performance of a broad measure of market performance for the same period. The Portfolio’s past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s Class S shares’ performance from year to year.

Year-by-Year Total Returns(1)
(For the periods ended December 31 of each year)

Best and Worst Quarterly Returns during this Period:

Best:	2nd Quarter	2003:	16.20%
Worst:	4th Quarter	2008:	(19.51)%

The following table provides some indication of the risks in investing in the Portfolio by comparing the Portfolio’s Class S shares’ performance to those of a broad measure of market performance – the Russell 1000® Value Index. The Russell 1000® Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The index does not reflect fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in the index.

Average Annual Total Returns(1) (For the periods ended December 31, 2008)
	1 Year	5 Years	10 Years
Class S Return	(32.26)%	0.25%	0.98%
Russell 1000® Value Index	(36.85)%	(0.79)%	1.36%
(1)	Van Kampen has managed the Portfolio since January 30, 2002. Performance prior to January 30, 2002 is attributable to a different sub-adviser.
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Portfolio Fees and Expenses

The table that follows shows the estimated operating expenses paid each year by the Class S shares of the Portfolios. These estimated expenses are based on the expenses paid by the Portfolios in the fiscal year ended December 31, 2008 or, for new Portfolios, are estimated. Actual expenses paid by the Portfolios may vary from year to year.

Your Variable Contract or Qualified Plan is a contract between you and the issuing life insurance company or plan provider. The Trust and the Portfolios are not parties to your Variable Contract or Qualified Plan, but are merely investment options made available to you by your insurance company or plan provider under your Variable Contract or Qualified Plan. The fees and expenses of the Portfolios are not fixed or specified under the terms of your Variable Contract or Qualified Plan. The table does not reflect fees or expenses that are, or may be, imposed under your Variable Contract or Qualified Plan. For information on these charges, please refer to the applicable Variable Contract prospectus, prospectus summary or disclosure statement. If you hold shares of a Portfolio that were purchased through an investment in a Qualified Plan, you should consult the plan administrator for information regarding additional expenses that may be assessed in connection with your plan.

Shareholder Transaction Expenses (fees you pay directly from your investment). Not Applicable.

Class S Shares
Annual Portfolio Operating Expenses(1)
(as a percentage of average daily net assets)

Portfolio	Management Fee	Shareholder Services Fee	Other Expenses	Acquired Fund Fees and Expenses(2)	Total Operating Expenses	Waivers, Reimbursements, and Recoupments(3)	Net Operating Expenses
ING AllianceBernstein Mid Cap Growth(4)	0.77%	0.25%	0.01%	0.00%(5)	1.03%	—	1.03%(6)
ING Artio Foreign(4)	0.87%	0.25%	0.00%	0.03%	1.15%(7)	—	1.15%
ING BlackRock Large Cap Growth(4)	0.80%	0.25%(8)	0.01%	0.00%(5)	1.06%	(0.02)%	1.04%
ING Clarion Global Real Estate	0.79%	0.25%	0.18%(9)	0.00%(5)	1.22%	(0.07)%(10)	1.15%
ING Evergreen Health Sciences(4)	0.75%	0.25%	0.00%	0.01%	1.01%(7)	—	1.01%(6)
ING Evergreen Omega(4)	0.60%	0.25%	0.00%	0.00%(5)	0.85%	—	0.85%(6)
ING FMRSM Diversified Mid Cap(4)	0.63%	0.25%	0.01%	0.00%(5)	0.89%	—	0.89%
ING Focus 5	0.32%	0.25%	0.33%(9)(11)	N/A	0.90%(11)	(0.26)%	0.64%
ING Franklin Income	0.64%	0.25%	0.14%(9)	N/A	1.03%	(0.04)%	0.99%
ING Franklin Mutual Shares(4)	0.78%	0.25%	0.00%	N/A	1.03%	—	1.03%
ING Global Resources(4)	0.64%	0.25%	0.00%	0.00%(5)	0.89%	—	0.89%
ING Janus Contrarian(4)	0.74%	0.25%	0.01%	N/A	1.00%	—	1.00%(6)
ING JPMorgan Emerging Markets Equity(4)	1.25%	0.25%	0.00%	N/A	1.50%	—	1.50%
ING Liquid Assets(4)	0.26%	0.25%	0.02%	N/A	0.53%	—	0.53%
ING Marsico Growth(4)	0.77%	0.25%	0.01%	0.00%(5)	1.03%	—	1.03%
ING Marsico International Opportunities	0.54%	0.25%	0.20%(9)	0.00%(5)	0.99%	(0.04)%	0.95%
ING MFS Total Return(4)	0.66%	0.25%	0.00%	N/A	0.91%	—	0.91%(6)
ING MFS Utilities	0.60%	0.25%	0.18%(9)	N/A	1.03%	—	1.03%(6)
ING Multi-Manager International Small Cap	1.00%	0.25%	0.41%(9)(11)	N/A	1.66%(11)	(0.19)%	1.47%(12)
ING Oppenheimer Main Street®(4)	0.66%	0.25%	0.00%	0.00%(5)	0.91%	—	0.91%
ING PIMCO Global Advantage Bond	0.93%	0.25%	0.25%(9)(11)	N/A	1.43%(11)	—	1.43%
ING PIMCO Total Return Bond(4)	0.56%	0.25%	0.00%	N/A	0.81%	—(10)	0.81%
ING Pioneer Mid Cap Value(4)	0.64%	0.25%	0.00%	0.00%(5)	0.89%	—(10)	0.89%(6)
ING T. Rowe Price Capital Appreciation(4)	0.64%	0.25%	0.01%	N/A	0.90%	—	0.90%(6)
ING T. Rowe Price Equity Income(4)	0.64%	0.25%	0.01%	N/A	0.90%	—	0.90%(6)
ING T. Rowe Price Personal Strategy Growth	0.72%	0.25	0.20%(9)(11)	0.01%	1.18%(11)	—	1.18%
ING Templeton Global Growth(4)	0.88%	0.25%	0.01%	N/A	1.14%	—	1.14%
ING Van Kampen Capital Growth(4)	0.65%	0.25%	0.00%	0.00%(5)	0.90%	(0.01)%(10)	0.89%
ING Van Kampen Global Franchise(4)	0.97%	0.25%	0.00%	N/A	1.22%	—	1.22%
ING Van Kampen Global Tactical Asset Allocation	0.75%	0.25%	0.39%(9)(11)	0.01%	1.40%(11)	(0.21)%	1.19%
92

Portfolio Fees and Expenses (continued)
Portfolio	Management Fee	Shareholder Services Fee	Other Expenses	Acquired Fund Fees and Expenses(2)	Total Operating Expenses	Waivers, Reimbursements, and Recoupments(3)	Net Operating Expenses
ING Van Kampen Growth and Income(4)	0.64%	0.25%	0.01%	0.01%(5)	0.91%	—	0.91%
(1)	This table shows the estimated operating expenses for Class S shares of each Portfolio as a ratio of expenses to average daily net assets. With the exception of ING PIMCO Global Advantage Bond Portfolio and ING T. Rowe Price Personal Strategy Growth Portfolio, these expenses are based on each Portfolio’s actual operating expenses for Class S shares for its most recently completed fiscal year as adjusted for contractual changes, if any, and fee waivers to which DSL and ING Investments, as Advisers to the Portfolios, have agreed for each Portfolio for the current fiscal year. Operating expenses for ING PIMCO Global Advantage Bond Portfolio and ING T. Rowe Price Personal Strategy Growth Portfolio are estimated for the current fiscal year as the Portfolios had not commenced operations as of December 31, 2008.
(2)	The Acquired Fund Fees and Expenses are not fees or expenses incurred by the Portfolios directly. These fees and expenses include each Portfolio’s pro rata share of the cumulative expenses charged by the Acquired Funds in which the Portfolios invest. The fees and expenses will vary based on the Portfolio’s allocation of assets to, and the annualized net expenses of, the particular Acquired Funds. The impact of these fees and expenses is shown in Net Operating Expenses.
(3)	DSL and ING Investments have entered into written expense limitation agreements with certain of their respective Portfolios, under which they will limit expenses of these Portfolios, excluding interest, taxes, brokerage commission, extraordinary expenses and Acquired Fund Fees and Expenses, subject to possible recoupment by DSL or ING Investments, as applicable, within three years. The amount of these Portfolios’ expenses waived, reimbursed or recouped during the last fiscal year, or in the case of a new portfolio, are proposed to be waived or reimbursed in the ensuing fiscal year, is shown under the heading Waivers, Reimbursements, and Recoupments. The expense limitation agreements will continue through at least May 1, 2010, except for ING Pioneer Mid Cap Value Portfolio and ING Clarion Global Real Estate Portfolio which will continue through at least May 1, 2011. Additionally for ING Liquid Assets Portfolio, ING Funds Distributor, LLC and ING Investments have contractually agreed to waive a portion of their distribution and/or shareholder servicing fees and advisory fees, as applicable, and to reimbursed certain expenses of ING Liquid Assets Portfolio to the extent necessary to assist the Portfolio in maintaining a yield of not less than zero. There is no guarantee that the Portfolio will maintain such a yield. When distribution fees are reduced, dealer compensation may be reduced to the same extent. Any fees waived and expenses reimbursed may be subject to possible recoupment by ING Investments and ING Funds Distributor, LLC within three years. In no event will the amount of the recoupment on any day exceed 20% of the yield (net of all expenses) of the Portfolio on that day. This arrangement will continue through at least May 1, 2010. The expense limitation agreements are contractual and shall renew automatically for one-year terms unless DSL or ING Investments provide written notice of the termination of the expense limitation agreement at least 90 days prior to the end of the then current terms or upon termination of the Management Agreement. In addition, the expense limitation agreements may be terminated by the Trust upon at least 90 days’ written notice to the applicable Portfolio’s Adviser, DSL or ING Investments. For more information regarding the expense limitation agreements for these Portfolios, please see the Statement of Additional Information.
(4)	The Management Agreement between the Trust and one of its Advisers, DSL, provides for a “bundled fee” arrangement, under which DSL provides, in addition to advisory services, administrative services and other services necessary for the ordinary operation of the Portfolios (except for ING Clarion Global Real Estate, ING Focus 5, ING Franklin Income, ING Marsico International Opportunities, ING MFS Utilities, ING Multi-Manager International Small Cap, ING PIMCO Global Advantage Bond, ING T. Rowe Price Personal Strategy Growth and ING Van Kampen Global Tactical Asset Allocation Portfolios), and pays for the services and information necessary to the proper conduct of the Portfolios’ business, including custodial, administrative, transfer agency, portfolio accounting, auditing, and ordinary legal services, in return for the single management fee. Therefore, the ordinary operating expenses borne by the Portfolios are normally expected to include such expenses as the cost of the Trustees who are not “interested persons” of DSL, including the cost of the Trustees and Officers Errors and Omissions Liability Insurance coverage, any taxes paid by the Portfolios, expenses paid through the service agreement, interest expenses from any borrowing, and similar expenses, and are normally expected to be low compared to mutual funds with more conventional expense structures. The Portfolios would also bear any extraordinary expenses.
(5)	Amount represents less than 0.01% and is included in Other Expenses.
(6)	A portion of the brokerage commissions that ING AllianceBernstein Mid Cap Growth, ING Evergreen Health Sciences, ING Evergreen Omega, ING Janus Contrarian, ING MFS Total Return, ING MFS Utilities Portfolio, ING Pioneer Mid Cap Value Portfolio, ING T. Rowe Price Capital Appreciation Portfolio and ING T. Rowe Price Equity Income Portfolio pay is used to reduce each Portfolio’s expenses. Including these reductions, the total Net Operating Expenses for each Portfolio for the year ended December 31, 2008 would have been 1.00%, 1.00%, 0.84%, 0.99%, 0.90%, 1.01%, 0.87%, 0.89% and 0.89%, respectively. These arrangements can be discontinued at any time.
(7)	The Total Operating Expenses shown may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the Portfolio and does not include acquired fund fees and expenses.
(8)	ING Funds Distributor, LLC, the Distributor, has entered into a written expense limitation agreement with the Trust with respect to Class S shares of ING BlackRock Large Cap Growth Portfolio under which it will limit expenses of the Portfolio, excluding taxes, brokerage commission and extraordinary expenses, subject to possible recoupment by ING Funds Distributor, LLC within three years. The amount of the Portfolio’s expenses that are proposed to be waiver or reimbursed in the ensuing fiscal year is shown under the heading Waivers, Reimbursements and Recoupments. The expense limitation agreement is contractual and shall terminate upon termination of the Shareholder Service Plan.
(9)	Pursuant to its administration agreement with the Trust, ING Funds Services, LLC receives an annual administration fee equal to 0.10% of average daily net assets for ING Clarion Global Real Estate, ING Focus 5, ING Franklin Income, ING Marsico International Opportunities, ING MFS Utilities, ING Multi-Manager International Small Cap, ING PIMCO Global Advantage Bond, ING T. Rowe Price Personal Strategy Growth and ING Van Kampen Global Tactical Asset Allocation Portfolios, average daily net assets, which is reflected in Other Expenses.
(10)	DSL has contractually agreed to waive a portion of the advisory fee for ING Clarion Global Real Estate Portfolio, ING PIMCO Total Return
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Portfolio Fees and Expenses (continued)
Bond Portfolio, ING Pioneer Mid Cap Value Portfolio and ING Van Kampen Capital Growth Portfolio. The advisory fee waiver for ING Clarion Global Real Estate Portfolio is effective May 1, 2009 and will continue through at least May 1, 2010. Based upon average net assets as of December 31, 2008 for ING PIMCO Total Return Bond Portfolio, the advisory fee waiver would equal (0.07)% and the waiver will continue through at least April 1, 2010. Based upon average net assets as of December 31, 2008 for ING Pioneer Mid Cap Value Portfolio, the advisory fee waiver would equal (0.00)% and the waiver will continue through at least September 6, 2009. Based upon average net assets as of December 31, 2008 for ING Van Kampen Capital Growth Portfolio the advisory fee waiver would equal (0.01)% and the waiver will continue through at least May 1, 2010. There is no guarantee that these waivers will continue after such dates. These agreements will only renew if DSL elects to renew them.
(11)	Includes 0.01% of non-recurring offering expenses for ING T. Rowe Price Personal Strategy Growth Portfolio. Excluding this amount, Total Operating Expenses would have been 1.17%. Includes 0.06% of non-recurring offering expenses for ING Focus 5 Portfolio. Excluding this amount, Total Operating Expenses would have been 0.84%. Includes 0.03% of non-recurring offering expenses for ING Multi-Manager International Small Cap Portfolio. Excluding this amount, Total Operating Expenses would have been 1.63%. Includes 0.09% of non-recurring offering expenses for ING Van Kampen Global Tactical Asset Allocation Portfolio. Excluding this amount, Total Operating Expenses would have been 1.31%. Includes 0.01% of non-recurring offering expenses for ING PIMCO Global Advantage Bond Portfolio. Excluding this amount, Total Operating Expenses would have been 1.42%
(12)	Includes 0.02% of overdraft/interest expenses.
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Portfolio Fees and Expenses (continued)

Examples.  The Examples are intended to help you compare the cost of investing in Class S shares of the Portfolios with the cost of investing in other mutual funds. The Examples do not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. If such expenses were reflected, the expenses and charges indicated would be higher. Although your actual cost may be higher or lower, the Examples show what your costs would be based on these assumptions. Keep in mind that this is an estimate. Actual expenses and performance may vary. The Examples assume that you invest $10,000 in the Class S shares of each Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Class S shares’ operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Portfolio	1 Year	3 Years	5 Years	10 Years
ING AllianceBernstein Mid Cap Growth	$105	$328	$569	$1,259
ING Artio Foreign	$117	$365	$633	$1,398
ING BlackRock Large Cap Growth(1)	$106	$335	$583	$1,292
ING Clarion Global Real Estate(2)	$117	$373	$657	$1,465
ING Evergreen Health Sciences	$103	$322	$558	$1,236
ING Evergreen Omega	$87	$271	$471	$1,049
ING FMRSM Diversified Mid Cap	$91	$284	$493	$1,096
ING Focus 5(1)	$65	$248	$446	$1,019
ING Franklin Income(1)	$101	$324	$565	$1,256
ING Franklin Mutual Shares	$105	$328	$569	$1,259
ING Global Resources	$91	$284	$493	$1,096
ING Janus Contrarian	$102	$318	$552	$1,225
ING JPMorgan Emerging Markets Equity	$153	$474	$818	$1,791
ING Liquid Assets	$54	$170	$296	$665
ING Marsico Growth	$105	$328	$569	$1,259
ING Marsico International Opportunities(1)	$97	$311	$543	$1,209
ING MFS Total Return	$93	$290	$504	$1,120
ING MFS Utilities	$105	$328	$569	$1,259
ING Multi-Manager International Small Cap(1)	$150	$494	$863	$1,899
ING Oppenheimer Main Street®	$93	$290	$504	$1,120
ING PIMCO Global Advantage Bond	$146	$450	$777	$1,703
ING PIMCO Total Return Bond	$83	$259	$450	$1,002
ING Pioneer Mid Cap Value	$91	$284	$493	$1,096
ING T. Rowe Price Capital Appreciation	$92	$287	$498	$1,108
ING T. Rowe Price Equity Income	$92	$287	$498	$1,108
ING T. Rowe Price Personal Strategy Growth	$120	$373	$645	$1,421
ING Templeton Global Growth	$116	$362	$628	$1,386
ING Van Kampen Capital Growth(1)	$91	$286	$497	$1,107
ING Van Kampen Global Franchise	$124	$387	$670	$1,477
ING Van Kampen Global Tactical Asset Allocation(1)	$121	$403	$707	$1,569
ING Van Kampen Growth and Income	$93	$290	$504	$1,120
(1)	The Example numbers reflect the expense limitation agreements/waivers for the one-year period and the first year of the three-, five-, and ten-year periods.
(2)	The Example numbers reflect the expense limitation agreements/waivers for the one-year period and the first two years of the three-, five-, and ten-year periods.
95

Summary of Principal Risks

The value of your investment in a Portfolio changes with the values of that Portfolio’s investments. Many factors can affect those values. The factors that are most likely to have a material effect on a particular Portfolio’s investment portfolio as a whole are called “principal risks.” The principal risks of each Portfolio are identified in the “Description of the Portfolios” section and are described below. Each Portfolio may be subject to additional principal risks and risks other than those described below because the types of investments made by a Portfolio can change over time.

Asset Allocation Risk.  Certain portfolios may allocate their investments between equity and fixed-income securities, and among various segments of markets, based upon judgments made by a sub-adviser. A portfolio that uses a market, sector or asset allocation model could miss attractive investment opportunities by underweighting markets or sectors where there are significant returns, and could lose value by overweighting markets where there are significant declines, or may not correctly predict the times to shift assets from one type of investment to another.

Asset-Backed Securities Risk.  The principal on asset-backed securities, like mortgage-related securities, may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and commercial mortgage-backed securities generally experience less prepayment than residential mortgage-related securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by a portfolio will generally be at lower rates of return than the return on the assets which were prepaid. Certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection. A portfolio’s investments in commercial mortgage-backed securities with several classes may be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit and prepayment risks. Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

Borrowing Risk.  A portfolio may borrow for temporary emergency purposes, including to meet redemptions. Borrowing may exaggerate changes in the net asset value of a portfolio’s shares and in the portfolio’s return. Borrowing will cost the portfolio interest expense and other fees. The cost of borrowing may reduce the portfolio’s return.

Call Risk.  During periods of falling interest rates, a bond issuer may “call,” or repay, its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, a portfolio would experience a decline in income.

Commodities Risk.  Commodity prices fluctuate for several reasons, including changes in market and economic conditions, the impact of weather on demand, levels of domestic production and imported commodities, energy conservation, domestic and foreign governmental regulation and taxation and the availability of local, intrastate and interstate transportation systems. Volatility of commodity prices, which may lead to a reduction in production or supply, may also negatively impact the performance of companies in natural resources industries that are solely involved in the transportation, processing, storing, distribution or marketing of commodities. Volatility of commodity prices may also make it more difficult for companies in natural resources industries to raise capital to the extent the market perceives that their performance may be directly or indirectly tied to commodity prices.

Convertible Securities Risk.  The value of convertible securities may fall when interest rates rise and increase when interest rates fall. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates. A portfolio could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

Credit Derivatives Risk.  A portfolio may enter into credit default swaps, both directly and indirectly in the form of a swap embedded within a structured note, to protect against the risk that a security will default. A portfolio pays a fee to enter into the trade and receives a fixed payment during the life of the swap. If there is a credit event, a portfolio either delivers the defaulted bond (if the portfolio has taken the short position in the credit default swap) or pays the par amount of the defaulted bond (if the portfolio has taken the long position in the credit default swap note). Risks of credit default swaps include the cost of paying for credit protection if there are no credit events.

Credit Risk.  A portfolio could lose money if a bond issuer (debtor) fails to repay interest and principal in a timely manner or if it goes bankrupt. This is especially true during periods of economic uncertainty or economic downturns. High-yield/high-risk bonds are especially subject to credit risk and are considered to be mostly speculative in nature.

96

Summary of Principal Risks (continued)

Currency Risk.  A portfolio that invests directly in foreign currencies or in securities denominated in or that trade in foreign (non-U.S.) currencies is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls, or other political or economic developments in the United States or abroad. As a result, a portfolio’s investments in foreign currency-denominated securities may reduce the value of a portfolio’s assets.

Debt Securities Risk.  The value of debt securities may fall when interest rates rise. Debt securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter maturities. In addition, debt securities, such as bonds, involve credit risk as described above. These securities are also subject to interest rate risk. This is the risk that the value of the security may fall when interest rates rise. In general, the market price of debt securities with longer maturities tends to be more volatile in response to changes in interest rates than the market price of shorter-term securities.

Depositary Receipts Risk.  Investments in depositary receipts involve risks similar to those accompanying direct investments in foreign securities. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.

Derivatives Risk.  A portfolio may use futures, options, swaps and other derivative instruments to hedge or protect the portfolio from adverse movements in underlying securities prices and interest rates or as an investment strategy to help attain the portfolio’s investment objective. A portfolio may also use a variety of currency hedging techniques, including foreign currency contracts, to attempt to hedge exchange rate risk or to gain exposure to a particular currency. A portfolio’s use of derivatives could reduce returns, may not be liquid and may not correlate precisely to the underlying securities or index. Derivative securities are subject to market risk, which could be significant for those derivatives that have a leveraging effect that could increase the volatility of the portfolio and may reduce returns for the portfolio. Derivatives are also subject to credit risks related to the counterparty’s ability to perform, and any deterioration in the counterparty’s creditworthiness could adversely affect the instrument. A risk of using derivatives is that the sub-adviser might imperfectly judge the market’s direction, which could render a hedging strategy ineffective or have an adverse effect on the value of the derivative.

Diversification Risk.  A portfolio may be classified as a non-diversified investment company under the Investment Company Act of 1940, as amended (“1940 Act”), which means that the portfolio is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer. Declines in the value of that single company can significantly impact the value of the portfolio. The investment of a large percentage of a portfolio’s assets in the securities of a small number of issuers causes greater exposure to each of those issuers than for a more diversified fund, and may cause the portfolio’s share price to fluctuate more than that of a diversified investment company.

Emerging Markets Risk.  Emerging market countries are generally defined as countries in the initial stage of their industrialization cycles with low per capita income. Investment in emerging market countries presents risks in a greater degree than, and in addition to, those presented by investment in foreign issuers in general as these countries may be less politically and economically stable than other countries. A number of emerging market countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar from time to time, and devaluation may occur after investments in those currencies by a portfolio. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

It may be more difficult to buy and sell securities in emerging market countries as many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in emerging market countries that a future economic or political crisis could lead to: price controls; forced mergers of companies; expropriation or confiscatory taxation; seizure; nationalization; foreign exchange controls that restrict the transfer of currency from a given country; or creation of government monopolies.

97

Summary of Principal Risks (continued)

Equity Securities Risk.  Equity securities include common, preferred and convertible preferred stocks and securities with values that are tied to the price of the stocks, such as rights, warrants and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of an investment in equities. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. The value of equity securities purchased by a portfolio could decline if the financial condition of the companies decline or if overall market economic conditions deteriorate. Even investment in high quality or “blue chip” equity securities or securities of established companies with large market capitalization (which generally have strong financial characteristics) can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be able to react less quickly to change in the marketplace.

Foreign Investment Risk.  Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates; unstable political, social, and economic conditions; possible security illiquidity: a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositaries than those in the United States; less standardization of accounting standards and market regulations in certain foreign countries; foreign taxation issues; and varying foreign controls on investments. Foreign investments may also be affected by administrative difficulties, such as delays in clearing and settling transactions. In addition, securities of foreign companies may be denominated in foreign currencies and the costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. ADRs, EDRs and GDRs are subject to risks of foreign investments, and they may not always track the price of the underlying foreign security. These factors may make foreign investments more volatile and potentially less liquid than U.S. investments.

Growth Investing Risk.  Growth-oriented stocks typically sell at relatively high valuations as compared to other types of securities. Securities of growth companies may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth potential. Further, securities of growth companies may be more volatile since such companies usually invest a high portion of earnings in their business, and they may lack the dividends of value stocks that can cushion stock prices in a falling market. The market may not favor growth-oriented stocks or may not favor equities at all. In addition, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth. Historically, growth-oriented stocks have been more volatile than value-oriented stocks.

Healthcare Sector Risk.  Healthcare companies are strongly affected by worldwide scientific or technological developments. Their products may rapidly become obsolete and are also often dependent on the developer’s ability to receive patents from regulatory agencies. Many healthcare companies are also subject to significant government regulation and may be affected by changes in governmental policies. As a result, investments in the health and biotechnology segments include the risk that the economic prospects, and the share prices, of health and biotechnology companies can fluctuate dramatically due to changes in the regulatory or competitive environments.

High-Yield, Lower-Grade Debt Securities Risk.  High-yield debt securities (commonly referred to as “junk bonds”) generally present greater credit risk that an issuer cannot make timely payment of interest or principal payments than an issuer of a higher quality debt security, and typically have greater potential price volatility and principal and income risk. Changes in interest rates, the market’s perception of the issuers and the credit worthiness of the issuers may significantly affect the value of these bonds. High-yield bonds are not considered investment grade, and are regarded as predominantly speculative with respect to the issuing company’s continuing ability to meet principal and interest payments. The secondary market in which high-yield securities are traded may be less liquid than the market for higher grade bonds. It may be more difficult to value less liquid high-yield securities, and determination of their value may involve elements of judgment.

Income Risk.  A portfolio’s income may fall due to falling interest rates. Income risk is generally the greatest for short-term bonds, and the least for long-term bonds. Changes in interest rates will affect bond prices as well as bond income, and the rate at which income and maturing instruments can be reinvested.

Industry Concentration Risk.  When a portfolio invests primarily in securities of companies in a particular market industry, the portfolio may be subject to greater risks and market fluctuations than other portfolios that are more diversified by industry.

98

Summary of Principal Risks (continued) Inflation-Index Bonds Risk.  Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Initial Public Offerings (“IPO”) Risk.   IPOs may be more volatile than other securities. IPOs may have a magnified impact on a portfolio during the start-up phase when the portfolio’s assets base is relatively small. However, there is no assurance that a portfolio will have access to profitable IPOs. As assets grow, the effect of IPOs on a portfolio’s performance will not likely be as significant. Furthermore, stocks of newly-public companies may decline shortly after the IPO.

Interest Rate Risk.  The value of debt securities and short-term money market instruments generally tend to move in the opposite direction to interest rates. When interest rates are rising, the prices of debt securities tend to fall. When interest rates are falling, the prices of debt securities tend to rise. Bonds with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than bonds with shorter durations or money market instruments. Further, economic and market conditions may cause issuers to default or go bankrupt.

Investment by Funds-of-Funds Risk.  A portfolio’s shares may be purchased by other investment companies, including through fund-of-funds arrangements within the ING Funds family. In some cases, a portfolio may serve as a primary or significant investment vehicle for a fund-of-funds. From time to time, a portfolio may experience large inflows or redemptions due to allocations or rebalancings by these funds-of-funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, a portfolio may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also increase transaction costs or portfolio turnover. The adviser or sub-adviser will monitor transactions by the funds-of-funds and will attempt to minimize any adverse effects on a portfolio and funds-of-funds as a result of these transactions. So long as a portfolio accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.

Investment Models Risk.  The proprietary models used by a sub-adviser to evaluate securities or securities markets are based on the sub-adviser’s understanding of the interplay of market factors and do not assure successful investment. The markets, or the price of individual securities, may be affected by factors not foreseen in developing the models.

Investment Strategy Risk.  Certain strategies involve selecting common stocks that have high dividend yields relative to other large capitalization common stocks comprising an index. The dividend yields of such stocks may be high relative to such other stocks because the share price of the stock has declined relative to such other stocks. The stocks selected may be out of favor with investors because the issuer is experiencing financial difficulty, has had or forecasts weak earning performance, has been subject to negative publicity, or has experienced other unfavorable developments relating to its business, There can be no assurance that the negative factors that have caused the issuer’s stock price to have declined relative to to the stocks will not cause further decreases in the issuer’s stock price, or that the dividend paid on the stock will maintained.

Certain strategies involve selecting common stocks that have low share prices relative to issuers’ sale. The price to sales ratios of these stocks may be low because the stocks are out of favor with investors. The issuer may be experiencing financial difficulty, has had or forecasts weak earnings performance, has been subject to negative publicity, or has experienced other unfavorable developments relating to its business. There can be no assurance the negative factors that may have caused the issuer’s stock price to be low in relation to the issuer’s sale will not continue, or will not result in a decline in the issuer’s stock price.

Investment Style Risk.  Securities with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A portfolio may outperform or underperform other portfolios that employ a different style. A portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s earnings growth potential. Growth-oriented funds will typically underperform when value investing is in favor and vice versa.

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Summary of Principal Risks (continued) Leveraging Risk.  Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, a portfolio will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a portfolio to be more volatile than if a portfolio had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a portfolio’s assets.

Limited Management Risk.  A portfolio’s strategy of investing in companies according to criteria determined on each portfolio Construction Date prevents the portfolio from responding to market fluctuations, or changes in the financial condition or business prospects of the selected companies, between portfolio Construction Dates. As compared to other funds this could subject the portfolio to more risk if one of the selected stocks declines in price or if certain sectors of the market, or the U.S. economy, experience downturns. The investment strategy may also prevent the portfolio from taking advantage of opportunities available to other funds.

Liquidity Risk.  Liquidity risk exists when particular investments are difficult to purchase or sell. A portfolio’s investments in illiquid securities may reduce the returns of a portfolio because it may be unable to sell the illiquid securities at an advantageous time or price. Further the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount a portfolio could realize upon disposition. A portfolios with principal investment strategies that involve foreign securities, small companies, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Manager Risk.  A sub-adviser will apply investment techniques and risk analyses in making investment decisions for a portfolio, but there can be no assurance that these will achieve the portfolio’s objective. A sub-adviser could do a poor job in executing an investment strategy. A sub-adviser may use the investment techniques or invest in securities that are not part of a portfolio’s principal investment strategy. For example, if market conditions warrant, portfolios that invest principally in equity securities may temporarily invest in U.S. government securities, high-quality corporate fixed-income securities, mortgage-related and asset-backed securities or money market instruments. Likewise, portfolios that invest principally in small- to medium-sized companies may shift to preferred stocks and larger-capitalization stocks. These shifts may alter the risk/return characteristics of the portfolios and cause them to miss investment opportunities. Individuals primarily responsible for managing a portfolio may leave their firm or be replaced.

Many sub-advisers of equity portfolios employ styles that are characterized as “value” or “growth.” However, these terms can have different application by different managers. One sub-adviser’s value approach may be different from another, and one sub-adviser’s growth approach may be different from another. For example, some value managers employ a style in which they seek to identify companies that they believe are valued at a more substantial or “deeper discount” to a company’s net worth than other value managers. Therefore, some portfolios that are characterized as growth or value can have greater volatility than other portfolios managed by other managers in a growth or value style.

Market and Company Risk.  The price of a security held by a portfolio may fall due to changing economic, political or market conditions or disappointing earnings or losses. Stock prices in general may decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Further, even though the stock market is cyclical in nature, returns from a particular stock market segment in which a portfolio invests may still trail returns from the overall stock market.

Market Capitalization Risk.  Stocks fall into three broad market capitalization categories — large, medium and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. For example, if valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of small- or medium-capitalization companies, investors may migrate to the stocks of small- and mid-sized companies causing a portfolio that invests in these companies to increase in value more rapidly than a portfolio that invests in larger, fully-valued companies. Investing in small- and medium-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of small- and medium-capitalization companies may decline significantly in market downturns. In addition, the market capitalization of a small or mid-sized company may change due to appreciation in the stock price, so that it may no longer have the attributes of the capitalization category that was considered at the time of purchase.

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Summary of Principal Risks (continued) Market Trends Risk.  Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. For instance, from time to time, the stock market may not favor growth-oriented securities. Rather, the market could favor value-oriented securities or may not favor equity securities at all. Accordingly, the performance of a portfolio may at times be better or worse than the performance of funds that focus on other types of stocks, or that have a broader investment style.

Maturity Risk.  Interest rate risk will affect the price of a fixed-income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed-income securities with longer maturities will therefore be more volatile than other fixed-income securities with shorter maturities. Conversely, fixed-income securities with shorter maturities will be less volatile but generally provide lower returns than fixed-income securities with longer maturities. The average maturity of a portfolio’s fixed-income investments will affect the volatility of the portfolio’s share price.

Mid-Capitalization Company Risk.  Investment in securities of mid-capitalization companies entails greater risks than investments in larger, more established companies. Mid-capitalization companies tend to have more narrow product lines, more limited financial resources, a more limited trading market for their stocks, and may be dependent on a few key managers, as compared with larger companies. As a result, their stock prices may decline significantly as market conditions change. Securities of mid-capitalization companies tend to be more volatile and less liquid than stocks of larger companies.

Mortgage-Related Securities Risk.  Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a portfolio that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a portfolio because a portfolio will have to reinvest that money at the lower prevailing interest rates. Many mortgage-related securities are designed to allocate risk from pools of their underlying assets. However, such risk allocation techniques may not be successful, which could lead to the credit risk of these investments being greater than indicated by their ratings. The value of mortgage-related securities may be further affected by downturns in the credit markets or the real estate market. It may be difficult to value the mortgage-related securities because of the transparency or liquidity of some underlying investments, and these instruments may not be liquid.

Some of these mortgage-related securities may have exposure to subprime loans or subprime mortgages, which are loans to persons with impaired credit ratings. However, it may be difficult to determine which securities have exposure to subprime loans or mortgages. Furthermore, the risk allocation techniques employed by these instruments may not be successful, which could lead to the credit risk of these instruments being greater than indicated by their ratings. The value of these instruments may be further affected by downturns in the credit markets or the real estate market. It may be difficult to value these instruments because of concerns about their transparency. These instruments may not be liquid.

Natural Resources Risk.  Securities of companies involved in natural resources may be subject to broad price fluctuations, reflecting volatility of energy and basic materials’ prices and possible instability of supply of various natural resources. In addition, some companies may be subject to the risks generally associated with extraction of natural resources, such as the risks of mining and oil drilling, and the risks of the hazards associated with natural resources, such as fire, drought, increased regulatory and environmental cost. The production and marketing of natural resources may be affected by action and changes in governments.

Other Investment Companies Risk.  A portfolio may invest in other investment companies to the extent permitted by the 1940 Act and the rules and regulations thereunder. These may include exchange-traded funds (“ETFs”) and Holding Company Depositary Receipts (“HOLDRs”), among others. ETFs are exchange traded investment companies that are designed to provide investment results corresponding to an equity index and include, among others, Standard & Poor’s Depositary Receipts (“SPDRs”), PowerShares QQQTM (“QQQQ”), Dow Jones Industrial Average Tracking Stocks (“Diamonds”) and iShares exchange-traded funds (“iShares”). The main risk of investing in other investment companies (including ETFs and HOLDRs) is that the value of the underlying securities held by the investment company might decrease. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions. Because the portfolio may invest in other investment companies, you will pay a proportionate share of the expenses of that other investment company (including management fees,
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Summary of Principal Risks (continued) administration fees and custodial fees) in addition to the expenses of the portfolio. Additional risks of investments in ETFs include: (i) an active trading market for an ETF’s shares may not develop or be maintained; or (ii) trading may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts trading generally. Because HOLDRs concentrate in the stocks of a particular industry, trends in that industry may have a dramatic impact on their value.

Over-the-Counter (“OTC”) Investment Risk.  Investing in securities traded on the OTC securities market can involve greater risk than is customarily associated with investing in securities traded on the New York or American Stock Exchanges since OTC securities are generally securities of companies that are smaller or newer than those listed on the New York or American Stock Exchanges. For example, these companies often have limited product lines, markets, or financial resources, may be dependent for management on one or a few key persons, and can be more susceptible to losses. Also, their securities may be thinly traded (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts, and may be subject to wider price swings and thus, may create a greater risk of loss than securities of larger capitalization or established companies.

Portfolio Turnover Risk.  Changes to the investments of a portfolio may be made regardless of the length of time particular investments have been held. A high portfolio turnover rate generally involves greater expenses, including brokerage commissions and other transactional costs, which may have an adverse impact on performance. The portfolio turnover rate will vary from year to year, as well as within a year.

Price Volatility Risk.  The value of a portfolio changes as the prices of its investments go up or down. Equity and debt securities face market, issuer, and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.

Real Estate Investment Trusts (“REITs”) Risk.  Investing in REITs may subject a portfolio to risks similar to those associated with the direct ownership of real estate including terrorist attacks, war or other acts that destroy real property (in addition to securities market risks). Some REITs may invest in a limited number of properties, in a narrow geographic area or in a single property type, which increases the risk that a portfolio could be unfavorably affected by the poor performance of a single investment or investment type. These companies are also sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. Borrowers could default on or sell investments the REIT holds, which could reduce the cash flow needed to make distributions to investors. In addition, REITs may also be affected by tax and regulatory requirements in that a REIT may not qualify for preferential tax treatments or exemptions. REITs require specialized management and pay management expenses.

Restricted and Illiquid Securities Risk.  If a security is illiquid, a portfolio might be unable to sell the security at a time when the sub-adviser might wish to sell, and the security could have the effect of decreasing the overall level of the portfolio’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount a portfolio could realize upon disposition. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets. This may also include Rule 144A securities which are restricted securities that can be resold to qualified institutional buyers but not to the general public. Rule 144A securities may have an active trading market, but carry the risk that the active trading market may not continue.

Risk Arbitrage Securities and Distressed Companies Risk.  Risk arbitrage securities are securities of companies involved in restructurings (such as mergers, acquisitions, consolidations, liquidations, spinoffs, or tender or exchange offers) or that a portfolio’s sub-adviser believes are cheap relative to an economically equivalent security of the same or another company. Distressed companies are companies that are, or are about to be, involved in reorganizations, financial restructurings or bankruptcy.

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Summary of Principal Risks (continued) A merger, tender or exchange offer, or other corporate restructuring proposed at the time a portfolio invests in risk arbitrage securities may not be completed on the terms or within the time frame contemplated, resulting in losses to the portfolio. Debt obligations of distressed companies typically are unrated, lower rated, in default, or close to default. Also, securities of distressed companies are generally more likely to become worthless than the securities of more financially stable companies.

Sector Risk.  A sector is a group of selected industries, such as technology. A portfolio may, at times, invest significant assets in securities of issuers in one or more sectors of the economy or stock market, such as technology. To the extent a portfolio’s assets are concentrated in a single market sector, volatility in that sector will have a greater impact on a portfolio than it would on a portfolio that has securities representing a broader range of investments.

Securities Lending Risk.  A portfolio may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a portfolio may lose money and there may be a delay in recovering the loaned securities. A portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences to the portfolio. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the portfolio. When a portfolio lends its securities, it is responsible for investing the cash collateral it receives from the borrower of the securities, and the portfolio could incur losses in connection with the investment of such cash collateral.

Short Sales Risk.  Short sales involve selling a security a portfolio does not own in anticipation that the security’s price will decline. A portfolio will suffer a loss if it sells a security short and the value of the security rises rather than falls. Short sales expose a portfolio to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the portfolio. When a portfolio must purchase the security it borrowed in a short sale at prevailing market rates, the potential loss may be greater for a short sale than for a short sale “against the box.” A short sale “against the box” may be used to hedge against market risks when the sub-adviser believes that the price of a security may decline, causing the value of a security owned by the portfolio or a security convertible into or exchangeable for such security to decline. In such case, any future losses in the portfolio’s long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities the portfolio owns.

Small-Capitalization Company Risk.  Investment in securities of small companies may entail greater risk than investments in larger, more established companies. Smaller companies may have limited product lines and market diversification or fewer financial resources, and may be dependent on a few key managers. Their securities may trade less frequently and in more limited volume than the securities of larger companies. Consequently, the prices of small company stocks tend to rise and fall in value more than other stocks, and/or may be less liquid. When selling a large quantity of a particular stock, a portfolio may have to sell at a discount from quoted prices or may have to make a series of small sales over an extended period of time due to the more limited trading volume of smaller company stocks. Although investing in small companies offers potential for above-average returns, the companies may not succeed, and the value of stock shares could decline significantly. Securities of smaller companies tend to be more volatile and less liquid than stocks of larger companies.

Sovereign Debt Risk.  These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

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Summary of Principal Risks (continued) Special Situations Risk.  A “special situation” arises when, in a sub-adviser’s opinion, securities of a particular company will appreciate in value within a reasonable period because of unique circumstances applicable to the company. Special situations often involve much greater risk than is inherent in ordinary investment securities. Investments in special situation companies may not appreciate and a portfolio’s performance could suffer if an anticipated development does not occur or does not produce the anticipated result.

U.S. Government Securities and Obligations Risk.  Some U.S. government securities are backed by the full faith and credit of the U.S. government and are guaranteed as to both principal and interest by the U.S. Treasury. These include direct obligations such as U.S. Treasury notes, bills and bonds, as well as indirect obligations such as the Government National Mortgage Association. Other U.S. government securities are not direct obligations of the U.S. Treasury, but rather are backed by the ability to borrow directly from the U.S. Treasury. Still others are supported solely by the credit of the agency or instrumentality itself and are neither guaranteed nor insured by the U.S. government. No assurance can be given that the U.S. government would provide financial support to such agencies if needed. U.S. government securities may be subject to varying degrees of credit risk and all U.S. government securities may be subject to price declines due to changing interest rates. Securities directly supported by the full faith and credit of the U.S. government have less credit risk.

Utilities Industry Risk.  The portfolio’s performance will be closely tied to the performance of utilities companies. Utilities companies can react similarly to market, economic, political or regulatory conditions and developments. As a result, the portfolio’s performance could be more volatile than the performance of more broadly-diversified funds.

Issuers in the utilities sector are subject to many risks, including the following: Increases in fuel and other operating costs; restrictions on operations, increased costs, and delays as a result of environmental and safety regulations; coping with the impact of energy conservation and other factors reducing the demand for services; technological innovations that may render existing plants, equipment or products obsolete; the potential impact of natural or man-made disasters; difficulty in obtaining adequate returns on invested capital; difficulty in obtaining approval of rate increases; the high cost of obtaining financing, particularly during periods of inflation; increased competition resulting from deregulation, overcapacity, and pricing pressures; and the negative impact of regulation.

Issuers doing business in the telecommunications area are subject to many risks, including the negative impact of regulation, a competitive marketplace, difficulty in obtaining financing, rapid obsolescence, and agreements linking future rate increases to inflation or other factors not directly related to the active operating profits of the issuer.

Value Investing Risk.  A sub-adviser may be wrong in its assessment of a company’s value and the stocks a portfolio holds may not reach what the sub-adviser believes are their full values. A particular risk of a portfolio’s value approach is that some holdings may not recover and provide the capital growth anticipated or a stock judged to be undervalued may actually be appropriately priced. Further, because the prices of value-oriented securities tend to correlate more closely with economic cycles than growth-oriented securities, they generally are more sensitive to changing economic conditions, such as changes in interest rates, corporate earnings, and industrial production. The market may not favor value-oriented stocks and may not favor equities at all. During these periods, a portfolio’s relative performance may suffer.

When Issued and Delayed Delivery Securities and Forward Commitments Risk.  When issued and delayed delivery securities and forward commitments involve the risk that the security a portfolio buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party will not meet its obligation. If this occurs, the portfolio loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

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More Information

Percentage and Rating Limitations

Unless otherwise stated, the percentage limitations, ratings limitations on debt securities, or capitalization criteria on equity securities that are in this Prospectus apply at the time of purchase.

A Word about Portfolio Diversity

Each Portfolio in this Prospectus, unless specifically noted under the Portfolio’s principal investment strategies, is diversified, as defined in the 1940 Act. A diversified portfolio may not, as to 75% of its total assets, invest more than 5% of its total assets in any one issuer and may not purchase more than 10% of the outstanding voting securities of any one issuer (other than U.S. government securities).

Fundamental Investment Policies

The investment objective of each Portfolio is non-fundamental. Investment policies are fundamental if so designated in this Prospectus or in the Statement of Additional Information (“SAI”). This means they may not be modified or changed without a vote of the shareholders.

Non-Fundamental Investment Policies

Certain Portfolios have adopted non-fundamental investment policies to invest the assets of a Portfolio in securities that are consistent with the Portfolio’s name. For more information about these policies, please consult the SAI.

Additional Information about the Portfolios

The SAI is made a part of this Prospectus. It identifies investment restrictions, more detailed risk descriptions, a description of how the bond rating system works and other information that may be helpful to you in your decision to invest. You may obtain a copy without charge by calling the Trust at 1-800-366-0066, or downloading it from the SEC’s website at http://www.sec.gov.

Other ING Funds may also be offered to the public that have similar names, investment objectives and principal investment strategies as those of the Portfolios offered by this Prospectus. You should be aware that a Portfolio is likely to differ from these other ING Funds in size and cash flow pattern. Accordingly, the performance of a Portfolio can be expected to vary from those of the other ING Funds.

Temporary Defensive Positions

A Sub-Adviser may depart from a Portfolio’s principal investment strategies by temporarily investing for defensive purposes when a Sub-Adviser believes that adverse market, economic, political or other conditions may affect the Portfolio. Instead, the Portfolio may invest in securities believed to present less risk, such as cash, cash equivalent, money market instruments, debt securities that are high quality or higher quality than normal, more liquid securities or others. While a Portfolio invests defensively, it may not be able to pursue its investment objective. A Portfolio’s defensive investment position may not be effective in protecting its value. The types of defensive positions in which a Portfolio may engage are identified and discussed, together with their risks, in the SAI. It is impossible to predict accurately how long such alternative strategies may be utilized. During these times, a Portfolio may not achieve its investment goals.

Administrative Services

In addition to advisory services, DSL has been contracted to provide administrative and other services necessary for the ordinary operation of the Portfolios (except for ING Clarion Global Real Estate, ING Focus 5, ING Franklin Income, ING Marsico International Opportunties, ING MFS Utilities, ING Multi-Manager International Small Cap, ING PIMCO Global Advantage Bond, ING T. Rowe Price Personal Strategy Growth and ING Van Kampen Global Tactical Asset Allocation Portfolios). DSL procures and pays for the services and information necessary to the proper conduct of the Portfolios’ business, including custodial, administrative, transfer agency, portfolio accounting, dividend disbursing, auditing, and ordinary legal services. DSL also acts as liaison among the various service providers to these Portfolios, including the custodian, portfolio accounting agent, Sub-Advisers, and the insurance company or companies to which the Portfolios offer their shares, among others. DSL also reviews these Portfolios for compliance with applicable legal requirements and monitors the Sub-Advisers for compliance with requirements under applicable law and with the investment policies and restrictions of the Portfolios. DSL does not bear the expense of brokerage fees and other transactional expenses for securities or other assets (which are generally considered part of the cost for the assets), taxes (if any)
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More Information  (continued) paid by these Portfolios, interest on borrowing, fees and expenses of the Independent Trustees, including the cost of the Trustees and Officers Errors and Omissions Liability Insurance coverage and the cost of counsel to the Independent Trustees, and extraordinary expenses, such as litigation or indemnification expenses.

The Trust pays a management fee to DSL and ING Investments for their services. Out of this management fee, DSL and ING Investments in turn pay the sub-Advisers their respective Sub-advisory fee. The management fee paid to DSL by the Trust is distinct because the Trust has a “bundled” fee arrangement, under which DSL, out of its management fee, pays many of the ordinary expenses for each Portfolio (except for ING Clarion Global Real Estate, ING Focus 5, ING Franklin Income, ING Marsico International Opportunties, ING MFS Utilities, ING Multi-Manager International Small Cap, ING PIMCO Global Advantage Bond, ING T. Rowe Price Personal Strategy Growth and ING Van Kampen Global Tactical Asset Allocation Portfolios), including custodial, administrative, transfer agency, portfolio accounting, auditing and ordinary legal expenses. Most mutual funds pay these expenses directly from their own assets, with limited expenses assumed by DSL.

DSL has entered into an Administrative Services Sub-Contract with ING Funds Services, LLC (“ING Funds Services”), an affiliate of the Advisers, under which ING Funds Services provides the Portfolios with certain administrative services. The Trust has entered into an Administration Agreement with ING Funds Services on behalf of ING Clarion Global Real Estate, ING Focus 5, ING Franklin Income, ING Marsico International Opportunities, ING MFS Utilities, ING Multi-Manager International Small Cap, ING PIMCO Global Advantage Bond, ING T. Rowe Price Personal Strategy Growth and ING Van Kampen Global Tactical Asset Allocation Portfolios. The administrative services performed by ING Funds Services on behalf of DSL and ING Clarion Global Real Estate, ING Focus 5, ING Franklin Income, ING Marsico International Opportunities, ING MFS Utilities, ING Multi-Manager International Small Cap, ING PIMCO Global Advantage Bond, ING T. Rowe Price Personal Strategy Growth and ING Van Kampen Global Tactical Asset Allocation Portfolios directly, include acting as a liaison among the various service providers to the Portfolios, including the custodian, portfolio accounting agent, Sub-Advisers, and the insurance company or companies to which the Portfolios offer their shares. ING Funds Services also reviews the Portfolios for compliance with applicable legal requirements and monitors the Sub-Advisers for compliance with requirements under applicable law and with the investment policies and restrictions of the Portfolios.

Portfolio Distribution

ING Funds Distributor, LLC (“ING Funds Distributor” or “Distributor”) is the principal underwriter and distributor of each Portfolio. It is a Delaware limited liability corporation with its principal offices at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.

On December 29, 2006, an internal reorganization was undertaken in which the distribution functions for the ING Funds were transferred from DSI, the predecessor to DSL, to ING Funds Distributor. As a result of this transfer, ING Funds Distributor assumed all contractual obligations and became the sole distributor for the Portfolios.

ING Funds Distributor is a member of the Financial Industry Regulatory Authority (“FINRA”). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org or the Public Disclosure Hotline at 800-289-9999.

Service Fees

The Trust has entered into a Shareholder Services Plan (“Plan”) for the Class S shares of each Portfolio. The Plan allows ING Funds Distributor, the Distributor, to use payments under the Plan for the provision of shareholder services and/or account maintenance services to direct or indirect beneficial owners of Class S shares of the Portfolios. Services that may be provided under the Plan include, among other things, providing information about the Portfolios. Under the Plan, each Portfolio makes payments to ING Funds Distributor at an annual rate of 0.25% of the Portfolio’s average daily net assets attributable to its Class S shares.

Effective July 10, 2002, in connection with the implementation of the Multiple Class Plan, the management fee for those Portfolios that commenced operations prior to May 2002 was reduced by 0.25%, the same amount as the new service fee.

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More Information  (continued) How ING Compensates Entities Offering Its Portfolios as Investment Options in Their Investment Products

ING mutual funds may be offered as investment options in Variable Contracts by affiliated and non-affiliated insurance companies. In addition to paying fees under the Portfolios’ Plan, the Portfolios’ Adviser or Distributor (collectively “ING”), out of its own resources and without additional cost to the Portfolios or their shareholders, may pay additional compensation to these insurance companies. The amount of the payment is based upon an annual percentage of the average net assets held in the Portfolios by those companies. The Portfolios’ Advisers and Distributor may make these payments for administrative, record keeping or other services that insurance companies provide to the Portfolios. These payments may also provide incentive for insurance companies to make the Portfolios available through the Variable Contracts issued by the insurance company, and thus they may promote the distribution of the shares of the Portfolios.

The distributing broker-dealer for the Portfolios is ING Funds Distributor. ING Funds Distributor has entered into such agreements with non-affiliated insurance companies. Fees payable under these arrangements are at annual rates that range from 0.15% to 0.25%. This is computed as a percentage of the average aggregate amount invested in the Portfolios by Variable Contract holders through the relevant insurance company’s Variable Contracts. As of the date of this Prospectus, the Advisers have entered into such arrangements with the following insurance companies: Zurich Kemper Life Insurance Company; Symetra Life Insurance Company; and First Fortis Life Insurance Company.

The Advisers also have entered into similar agreements with affiliated insurers, including, but not limited to: ING Life Insurance and Annuity Company; ReliaStar Life Insurance Company; ReliaStar Company of New York; Security Life of Denver; ING USA Annuity and Life Insurance Company and ING Life Insurance Company of America. ING uses a variety of financial and accounting techniques to allocate resources and profits across the organization. These methods may take the form of cash payments to affiliates. These methods do not impact the costs incurred when investing in one of the Portfolios. Additionally, if a Portfolio is not sub-advised or is sub-advised by an ING entity, ING may retain more revenue than on those Portfolios it must pay to have sub-advised by non-affiliated entities. Management personnel of ING may receive additional compensation if the overall amount of investments in Portfolios advised by ING meets certain target levels or increases over time.

The insurance companies through which investors hold shares of the Portfolios may also pay fees to third parties in connection with distribution of Variable Contracts and for services provided to Variable Contract owners. Neither the Portfolios, nor the Advisers or the Distributor are a party to these arrangements. Investors should consult the prospectus and statement of additional information for their Variable Contracts for a discussion of these payments.

Ultimately, the agent or broker selling the Variable Contract to you could have a financial interest in selling you a particular product to increase the compensation they receive. Please make sure you read fully each prospectus and discuss any questions you have with your agent or broker.

Interests of the Holders of Variable Contracts and Qualified Plans

Each Portfolio is available to serve as an investment option offered through Variable Contracts and Qualified Plans. The Portfolios also may be made available to certain investment advisers and their affiliates in connection with the creation or management of a Portfolio, certain other investment companies and other investors as permitted by the diversification and other requirements under Section 817(h) of the Internal Revenue Code of 1986, as amended and the underlying U.S. Treasury Regulations. The Portfolios currently do not foresee any disadvantages to investors if a Portfolio serves as an investment option for Variable Contracts and offers its shares directly to Qualified Plans and other permitted investors. However, it is possible that the interest of owners of Variable Contracts, Qualified Plans and other permitted investors, for which a Portfolio serves as an investment option, might at some time be in conflict because of differences in tax treatment or other considerations. The Board directed DSL to monitor events to identify any material conflicts between Variable Contract owners, Qualified Plans and other permitted investors and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in a Portfolio might be required to redeem the investment of one or more of its separate accounts from the Portfolio or a Qualified Plan, investment company or other permitted investor might be required to redeem its investment, which might force the Portfolio to sell securities at disadvantageous prices. The Portfolios may discontinue sales to a Qualified Plan and require plan participants with existing investments in the Portfolios to redeem those investments if the Qualified Plan loses (or in the opinion of the Advisers, is at risk of losing) its Qualified Plan status.

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More Information  (continued) Pricing of Portfolio Shares

Investments will be processed at the net asset value (“NAV”) next calculated after an order is received and accepted by a Portfolio or its designated agent. In order to receive a day’s price, your order must be received by the close of regular trading (“Market Close”) on the NYSE (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE). The Portfolios reserve the right to suspend the offering of shares or to reject any specific purchase order. The Portfolios may suspend redemptions or postpone payments when the NYSE is closed or when trading is restricted for any reason or under emergency circumstances as determined by the SEC.

Purchase and Redemption of Shares

Purchases and redemptions of shares may be made only by separate accounts of insurance companies for the purpose of funding Variable Contracts, Qualified Plans, other investment companies or other permitted investors. Certain Portfolios may not be available as investment options in your Variable Contract, through your Qualified Plan or other investment company. Please refer to the prospectus for the appropriate insurance company separate account, investment company or your plan documents for information on how to direct investments in, or redemptions from, an investment option corresponding to one of the Portfolios and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Trust’s behalf.

Each Portfolio’s shares may be purchased by other investment companies, including through funds-of-funds arrangements with ING affiliated funds. In some cases, the Portfolio may serve as a primary or significant investment vehicle for a fund-of-funds. From time to time, a Portfolio may experience large investments or redemptions due to allocations or rebalancings by these funds-of-funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, a Portfolio may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover. The Advisers and Sub-Advisers will monitor transactions by the funds-of-funds and will attempt to minimize any adverse effects on the Portfolio as a result of these transactions. So long as a Portfolio accepts investments by other investment companies it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.

Frequent Trading – Market Timing

The Portfolios are intended for long-term investment and not as short-term trading vehicles. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers should not purchase shares of a Portfolio. Shares of the Portfolios are primarily sold through omnibus account arrangements with financial intermediaries, as investment options for the Variable Contracts issued by insurance companies, and as investment options for Qualified Plans. Omnibus accounts generally do not identify customers’ trading activity on an individual basis. The Portfolios’ administrator has agreements which require such intermediaries to provide detailed account information including trading history, upon request of the Portfolio.

The Portfolios rely on the financial intermediaries to monitor frequent, short-term trading within a Portfolio by their customers. You should review the materials provided to you by your financial intermediary, including, in the case of a Variable Contract, the prospectus that describes the contract, or in the case of a Qualified Plan, the plan documentation for its policies regarding frequent, short-term trading. With trading information received as a result of these agreements, a Portfolio may make a determination that certain trading activity would be harmful to the Portfolio and its shareholders, even if such activity is not strictly prohibited by the intermediaries’ excessive trading policy. As a result, a shareholder investing directly or indirectly in a Portfolio may have their trading privileges suspended without violating the stated excessive trading policy of the intermediary. The Portfolios reserve the right, in their sole discretion and without prior notice, to reject, restrict or refuse purchase orders, whether directly or by exchange, including purchase orders that have been accepted by a financial intermediary. The Portfolios seek assurances from financial intermediaries that they have procedures adequate to monitor and address frequent short-term trading. There is, however, no guarantee that the procedures of the financial intermediaries will be able to curtail frequent, short-term trading activity.

The Portfolios believe that market timing or frequent, short-term trading in any account, including a Variable Contract or Qualified Plan account, is not in the best interest of the Portfolios or their shareholders. Due to the disruptive nature of this activity, it can adversely impact the ability of each Adviser or a Sub-Adviser to invest assets in an orderly, long-term manner. Frequent trading can disrupt the management of the Portfolios and raise their expenses through: increased
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More Information  (continued) trading and transaction costs; forced and unplanned portfolio turnover; lost opportunity costs; and large asset swings that decrease the Portfolios’ ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on the Portfolios’ performance.

Portfolios that invest in foreign securities may present greater opportunities for market timers and thus be at a greater risk for excessive trading. If an event occurring after the close of a foreign market, but before the time a Portfolio computes its current NAV, causes a change in the price of the foreign security and such price is not reflected in the Portfolio’s current NAV, investors may attempt to take advantage of anticipated price movements in securities held by the Portfolios based on such pricing discrepancies. This is often referred to as “price arbitrage.” Such price arbitrage opportunities may also occur in Portfolios which do not invest in foreign securities. For example, if trading in a security held by a Portfolio is halted and does not resume prior to the time the Portfolio calculates its NAV, such “stale pricing” presents an opportunity for investors to take advantage of the pricing discrepancy. Similarily, Portfolios that hold thinly-traded securities, such as certain small-capitalization securities, may be exposed to varying levels of pricing arbitrage. The Portfolios have adopted fair valuation policies and procedures intended to reduce the Portfolios’ exposure to price arbitrage, stale pricing and other potential pricing discrepancies, however, to the extent that a Portfolio’s NAV does not immediately reflect these changes in market conditions, short-term trading may dilute the value of Portfolio shares, which negatively affects long-term shareholders.

Although the policies and procedures known to the Portfolios that are followed by the financial intermediaries that use the Portfolios and the monitoring by the Portfolios are designed to discourage frequent, short-term trading, none of these measures can eliminate the possibility that frequent, short-term trading activity in the Portfolios will occur. Moreover, decisions about allowing trades in the Portfolios may be required. These decisions are inherently subjective, and will be made in a manner that is in the best interest of a Portfolio’s shareholders.

Portfolio Holdings Disclosure Policy

A description of the policies and procedures with respect to the disclosure of each Portfolio’s portfolio securities is available in the SAI. Each Portfolio (except ING Liquid Assets Portfolio) posts its portfolio holdings schedule on its website on a calendar-quarter basis and makes it available 30 calendar days following the end of the previous calendar quarter. The portfolio holdings schedule is as of the last day of the previous calendar quarter (e.g., each Portfolio (except ING Liquid Assets Portfolio) will post the quarter ending June 30 holdings on July 31). A Portfolio may also post its complete or partial portfolio holdings on its website as of a specified date.

ING Liquid Assets Portfolio posts its portfolio holdings schedule on its website on a month-end basis and makes it available 30 calendar days after the end of the previous calendar month. The portfolio holdings schedule is as of the last day of the preceding calendar month (e.g. month-ending June 30 holdings will be posted July 31).

Each Portfolio’s portfolio holdings schedule will, at a minimum, remain available on the Portfolios’ website until the Portfolio files a Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the website information is current. The Portfolios’ website is located at www.ingfunds.com.

Reports to Shareholders

The fiscal year of each Portfolio ends on December 31. Each Portfolio will send financial statements to its shareholders at least semi-annually. An annual shareholder report containing financial statements audited by the independent registered public accounting firm will be sent to shareholders each year.

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Net Asset Value

The NAV per share for each class of each Portfolio is determined each business day as of Market Close on the NYSE. The Portfolios are open for business every day the NYSE is open. The NYSE is closed on all weekends and on all national holidays and Good Friday. Portfolio shares will not be priced on those days. The NAV per share of each class of each Portfolio is calculated by taking the value of the Portfolio’s assets attributable to that class, subtracting the Portfolio’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding.

In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest, approximates market value. Securities prices may be obtained from automated pricing services. Shares of investment companies held by a Portfolio will generally be valued at the latest NAV reported by those companies. The prospectuses for those investment companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Trading of foreign securities may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may occur on weekends or holidays when a Portfolio’s NAV is not calculated. As a result, the NAV of a Portfolio may change on days when shareholders will not be able to purchase or redeem a Portfolio’s shares.

When market quotations are not available or are deemed unreliable, the Portfolio will use a fair value for the security that is determined in accordance with procedures adopted by a Portfolio’s Board. The types of securities for which such fair value pricing might be required include, but are not limited to:

  Foreign securities, where a foreign security whose value at the close of the foreign market on which it principally trades likely would have changed by the time of the close of the NYSE, or the closing value is otherwise deemed unreliable;
  Securities of an issuer that has entered into a restructuring;
  Securities whose trading has been halted or suspended;
  Fixed-income securities that have gone into default and for which there are no current market value quotations; and
  Securities that are restricted as to transfer or resale.

The Portfolios or the Advisers may rely on the recommendations of a fair value pricing service approved by the Portfolios’ Board in valuing foreign securities. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. Each Adviser makes such determinations in good faith in accordance with procedures adopted by the Portfolios’ Board. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a Portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Portfolio determines its NAV per share.

When an insurance company or Qualified Plan is buying shares of the Portfolios, it will pay the NAV that is next calculated after the order from the insurance company’s Variable Contract holder or Qualified Plan participant is received in proper form. When an insurance company or Qualified Plan is selling shares, it will normally receive the NAV that is next calculated after the order from the insurance company’s Variable Contract holder or Qualified Plan participant is received in proper form.

ING Liquid Assets Portfolio uses the amortized cost method to value its portfolio securities and seeks to maintain a constant NAV of $1.00 per share, although there may be circumstances under which this goal cannot be achieved. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates or the market value of the security. Although the Portfolio’s Board has established procedures designed to stabilize, to the extent reasonably possible, the share price of the Portfolio, there can be no assurance that the Portfolio’s NAV can be maintained at $1.00 per share.

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Management of the Portfolios

Advisers

DSL, a Delaware limited liability company, serves as the investment adviser to each of the Portfolios except ING Clarion Global Real Estate Portfolio. ING Investments, an Arizona limited liability company, serves as the investment adviser to ING Clarion Global Real Estate Portfolio. DSL and ING Investments have overall responsibility for the management of each of their respective Portfolios. DSL and ING Investments provide or oversee all investment advisory and portfolio management services for each of their respective Portfolios. DSL and ING Investments are registered with the SEC as investment advisers and DSL is registered with FINRA as a broker-dealer.

On December 29, 2006, an internal reorganization was undertaken in which Directed Services, Inc. (“DSI”), a former adviser to the Portfolios except ING Clarion Global Real Estate Portfolio, was reorganized into a limited liability company and it became a wholly-owned subsidiary of ING Life Insurance and Annuity Company. The resulting company was DSL, a registered investment adviser and broker-dealer. As a result of this reorganization, DSI’s advisory contracts were assumed by DSL.

DSL and ING Investments are indirect, wholly-owned subsidiaries of ING Groep. ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services to over 75 million private, corporate and institutional clients in more than 50 countries. With a diverse workforce of about 125,000 people, ING comprises a broad spectrum of prominent companies that increasingly serve their clients under the ING brand.

As of December 31, 2008, DSL managed approximately $34.2 billion in registered investment company assets. DSL’s principal offices are located at 1475 Dunwoody Drive, West Chester, PA 19380. ING Investments became an investment management firm in April 1995, and serves as investment adviser to registered investment companies as well as structured finance vehicles. ING Investments’ principal offices are located at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258. As of December 31, 2008, ING Investments had approximately $35.7 billion in registered investment company assets.

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Management of the Portfolios (continued)

Advisory Fees

DSL and ING Investments receive a monthly fee for their services based on the average daily net assets of each of their respective Portfolios (or the combined net assets of two or more Portfolios).

The following table shows the aggregate annual advisory fee paid by each Portfolio for the most recent fiscal year and to be paid by ING T. Rowe Price Personal Strategy Growth Portfolio for the current year as a percentage of each Portfolio’s average daily net assets:

Portfolio	Advisory Fees (as a % of average daily net assets)
ING AllianceBernstein Mid Cap Growth	0.77%
ING Artio Foreign	0.87%
ING BlackRock Large Cap Growth	0.80%
ING Clarion Global Real Estate	0.79%
ING Evergreen Health Sciences	0.75%
ING Evergreen Omega	0.60%
ING FMRSM Diversified Mid Cap	0.63%
ING Focus 5	0.32%
ING Franklin Income	0.64%
ING Franklin Mutual Shares(1)	0.78%
ING Global Resources	0.64%
ING Janus Contrarian	0.74%
ING JPMorgan Emerging Markets Equity	1.25%
ING Liquid Assets	0.27%
ING Marsico Growth	0.77%
ING Marsico International Opportunities	0.54%
ING MFS Total Return	0.66%
ING MFS Utilities	0.60%
ING Multi-Manager International Small Cap(1)	1.00%
ING Oppenheimer Main Street®	0.66%
ING PIMCO Global Advantage Bond(2)	0.93%
ING PIMCO Total Return Bond	0.56%
ING Pioneer Mid Cap Value	0.64%
ING T. Rowe Price Capital Appreciation	0.64%
ING T. Rowe Price Equity Income	0.64%
ING T. Rowe Price Personal Strategy Growth(2)	0.72%
ING Templeton Global Growth	0.88%
ING Van Kampen Capital Growth	0.65%
ING Van Kampen Global Franchise	0.97%
ING Van Kampen Global Tactical Asset Allocation(1)	0.75%
ING Van Kampen Growth and Income	0.64%
(1)	Because the Portfolio did not have a full calendar year of operations as of December 31, 2008, the advisory fee for the Portfolio reflects the current contract rate.
(2)	Because the Portfolio had not commenced operations as of December 31, 2008, the advisory fee for the Portfolio reflects the current contract rate.
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Management of the Portfolios (continued) For more information regarding the Board’s approval of the investment advisory and investment sub-advisory relationships, please refer to the Portfolios’ annual shareholder report dated (except for ING PIMCO Global Advantage Bond Portfolio and ING T. Rowe Price Personal Strategy Growth Portfolio) annual shareholder report dated December 31, 2008. For information regarding the Board’s approval of the investment advisory and investment sub-advisory relationship for ING PIMCO Global Advantage Bond Portfolio and ING T. Rowe Price Personal Strategy Growth Portfolio, please refer to the Portfolios’ semi-annual shareholder report to be dated June 30, 2009.

Sub-Advisers

The Advisers have engaged one or more sub-advisers to provide the day-to-day management of each Portfolio’s portfolio. Some of these sub-advisers are affiliates of DSL and ING Investments, and some are independent.

DSL and ING Investments, subject to the supervision of the Board, each act as a ‘‘manager-of-managers’’ for their respective Portfolios. DSL and ING Investments delegate to the sub-advisers of the Portfolios the responsibility for investment management, subject to DSL’s or ING Investments’ oversight. DSL and ING Investments are responsible for monitoring the investment program and performance of the sub-advisers of the Portfolios.

From time to time, DSL or ING Investments may also recommend the appointment of additional sub-advisers or replacement of non-affiliated sub-advisers to the the Portfolios’ Board. It is not expected that DSL or ING Investments would normally recommend replacement of an affiliated sub-adviser as part of their oversight responsibilities. The Portfolios, DSL and ING Investments have received exemptive relief from the SEC to permit DSL or ING Investments, with the approval of the the Portfolios’ Board, to appoint an additional non-affiliated sub-adviser or to replace an existing sub-adviser with a non-affiliated sub-adviser as well as change the terms of a contract with a non-affiliated sub-adviser, without submitting the contract to a vote of the shareholders. A Portfolio will notify shareholders of any change in the identity of the sub-adviser of the Portfolio or the addition of a sub-adviser to the Portfolio. In this event, the name of a Portfolio and its investment strategies may also change.

Under the terms of a sub-advisory agreement, an agreement can be terminated by either DSL, ING Investments or the Portfolios’ Board. In the event a sub-advisory agreement is terminated, the sub-adviser may be replaced subject to any regulatory requirements or DSL or ING Investments may assume day-to-day investment management of the Portfolios.

ING AllianceBernstein Mid Cap Growth Portfolio

AllianceBernstein L.P.

AllianceBernstein L.P. (“AllianceBernstein”) is a leading global investment management firm supervising client accounts with assets totaling approximately $462 billion, as of December 31, 2008. AllianceBernstein provides investment management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. AllianceBernstein is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. The principal address of AllianceBernstein is 1345 Avenue of the Americas, New York, NY 10105.

As of December 31, 2008, AllianceBernstein Holding L.P. owns approximately 34.3% of the units of limited partnership interest in AllianceBernstein. AXA Financial, Inc. owns approximately 62% of the outstanding publicly traded AllianceBernstein Holding Units and approximately 1% of the outstanding AllianceBernstein Units which, including the general partnership interests AllianceBernstein and AllianceBernstein Holding, represents a 62.4% economic interest in AllianceBernstein. AXA Financial, Inc. is a wholly-owned subsidiary of AXA, one of the largest global financial services organizations.

The following individuals jointly share responsibility for the day-to-day management of the Portfolio and have co-managed the Portfolio since November 2008:

Bruce K. Aronow, Senior Vice President, Portfolio Analyst/Manager and US Small/SMID Cap Growth Team Leader, serves as team leader for the US Small/SMID Cap Growth products, a role he’s held since 2000. He is also responsible for research and portfolio management for the US Small/SMID Cap Growth consumer and commercial sectors. Prior to joining the firm in 1999, Mr. Aronow was responsible for research and portfolio management for the small cap consumer and autos/transportation sectors at INVESCO (NY) (formerly Chancellor Capital Management). He joined Chancellor in 1994 as a small cap analyst primarily focusing on autos/transportation, specialty finance and consumer-related companies. Previously, Mr. Aronow was a senior associate with Kidder, Peabody & Company for five years. He served as a recent graduate member on the Board of Trustees of Colgate University from 1990-1993. Mr. Aronow is a CFA Charterholder.

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Management of the Portfolios (continued)

William D. Baird, Senior Vice President and Senior Portfolio Manager for AllianceBernstein’s US Growth Equity and US Research Growth services. Mr. Baird joined the US Research Growth team in September 2008, in addition to his responsibilities on the US Growth team. He joined Alliance Capital in 1994 as a quantitative analyst before moving into Portfolio Management. Prior to joining the firm, Mr. Baird was an assistant portfolio manager in the domestic equity group at Chase Manhattan’s Private Bank for one year.

John Fogarty, Sr. Vice President and Head of Alliance Mid Cap Growth, was a portfolio manager on the Alliance Large Cap Growth team from 1997-2003. Mr. Fogarty left Alliance in 2003 to spend nearly three years engaged in long/short hedge fund management with a focus on the consumer sector. He returned to AllianceBernstein in 2006 to co-manage the AllianceBernstein Mid Cap Growth portfolio. In that role, Mr. Fogarty focused on building out the firm’s fundamental research capabilities on mid-cap stocks. Mr. Fogarty began his career performing quantitative research and portfolio analytics at Alliance Capital in 1992. Mr. Fogarty is a CFA Charterholder.

Lisa A. Shalett, Executive Vice President of AllianceBernstein and Global Head of Alliance Growth Equities, joined Bernstein in 1995 and has been Executive Vice President of AllianceBernstein since November 2002. In February 2007, she joined the management team of Alliance Growth Equities as the Global Research Director and was named Global Head of Growth Equities in January 2008. For the four years prior, Ms. Shalett was Chair and Chief Executive Officer of Sanford C. Bernstein LLC, the firm’s institutional research brokerage business. Previously, Ms. Shalett served as Director of Global Research for the sell side and served as senior research analyst covering capital goods and diversified industrials and was among the top rated by clients in external polls. Before joining Bernstein, she spent six years as a management consultant at the Boston Consulting Group in New York, covering consumer and technology-intensive industries.

Vadim Zlotnikov, Executive Vice President, was named Chief Investment Officer of Growth Equities and head of Growth Portfolio Analytics in January 2008. Among his roles is primary responsibility for overseeing the development and implementation of quantitative tools in applications ranging from portfolio construction to risk management to new product design. Before undertaking his current position, he was the chief investment strategist for Sanford C. Bernstein’s institutional research unit from 2002 to 2007, where he was responsible for developing portfolio recommendations for the U.S. market. Additionally he was responsible for separate Quantitative Analysis and Technology Sector Strategy products. Previously, Mr. Zlotnikov was an analyst covering PC and semiconductor industries, and launched the Technology Strategy product in 1996. Prior to joining the firm in 1992, he spent six years as a management consultant with Booz, Allen & Hamilton, conducting a broad range of strategic and operational studies for technology companies. Mr. Zlotnikov also worked for Amoco Technology Company as a director of electronic ventures, and spent two years as a research engineer with AT&T Bell Laboratories. He was named to the Institutional Investor All-America Research Team in Semiconductor Components, Strategy, and Quantitative Research categories.

ING Artio Foreign Portfolio

Artio Global Management LLC

Since September 2, 2003, Artio Global Management LLC (“Artio Global”), formerly Julius Baer Investment Management LLC, has served as the Sub-Adviser to the Portfolio. Artio Global is a Delaware limited liability company which is a wholly-owned subsidiary of Artio Global Investors Inc. (formerly, Julius Baer Americas Inc.) which in turn is a wholly-owned subsidiary of Swiss-based Julius Baer Holding Ltd. As of December 31, 2008, Artio Global Management LLC has over $45 billion in assets under management and specializes in the management of international and global equities and fixed-income portfolios. The principal address of Artio Global Investors Inc. is 330 Madison Avenue, New York, New York 10017.

The following individuals jointly share responsibility for the day-to-day management of the Portfolio and have co-managed the Portfolio since September 2003.

Richard Pell, Chief Investment Officer and Chief Executive Officer, has been with Artio Global since January 1995.

Rudolph-Riad Younes, CFA, Managing Director and Head of International Equity, has been with Artio Global since September 1993.
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Management of the Portfolios (continued) ING BlackRock Large Cap Growth Portfolio

BlackRock Investment Management, LLC

BlackRock Investment Management, LLC (“BlackRock Investment Management”) serves as the Sub-Adviser to the Portfolio, and is an indirect wholly-owned subsidiary of BlackRock, Inc. The principal address of BlackRock Investment Management is 800 Scudders Mill Rd., Plainsboro, NJ 08536.

As of December 31, 2008, BlackRock Investment Management and its affiliates had over $1.31 trillion in investment company and other portfolio assets under management.

The Portfolio is supported by a team of investment professionals who are responsible for investment research and selection. Robert C. Doll, Jr. is the Portfolio’s portfolio manager and Daniel Hanson is the Portfolio’s associate portfolio manager. Mr. Doll is primarily responsible for the day-to-day management of the Portfolio and has manged the Portfolio since its inception. Mr. Hanson has co-managed the Portfolio since March 2008.

Robert C. Doll, CFA, Vice Chairman and Director of BlackRock Investment Management is BlackRock’s Global Chief Investment Officer for Equities and a member of the Executive, Operating and Leadership Committees. Mr. Doll is also head of the U.S. Large Cap Series equity team and has primary portfolio management responsibility for these products. Mr. Doll’s service with BlackRock Investment Management dates back to 1999, including his years with Merrill Lynch Investment Managers (“MLIM”), which merged with BlackRock Investment Management in 2006. At MLIM, he served as the President and Chief Investment Office, Senior Portfolio Manager and Team Leader. He was also a member of the Merrill Lynch & Co., Inc. Executive Management Committee and was the Senior Fund Manager of the Merrill Lynch Large Cap Series Funds. Mr. Doll joined MLIM in June 1999 as the Chief Investment Officer for Equities, and later that year was promoted to the position of Global Chief Investment Officer. Prior to joining MLIM, Mr. Doll served as the Chief Investment Officer of Oppenheimer Funds, Inc., during which time he directed a 100-member investment staff and managed the firm’s $100 billion in assets. In addition, he served as a member of the Executive Committee.

Daniel Hanson, CFA, Director and associate portfolio manager is a member of BlackRock’s U.S. Large Cap Series equity team. Mr. Hanson’s service with BlackRock Investment Management dates back to 2003, including his years with Merrill Lynch Investment Managers (“MLIM”), which merged with BlackRock Investment Management in 2006. At MLIM, he was responsible for fundamental research for large cap equities. Prior to joining MLIM in 2003, he was an investment banker at Bear Stearns advising on equity and debt financings and mergers and acquisitions in the healthcare sector. Earlier at Bear Stearns he was a high-yield securities analyst, focusing on healthcare and financials. Prior to that, he traded collateralized mortgage obligations, and was assistant portfolio manger in charge of fixed-income accounts at Pine Tree Capital. He began his career on Wall Street as a research analyst for economist Sam Nakagama.

ING Clarion Global Real Estate Portfolio

ING Clarion Real Estate Securities L.P.

Founded in 1969, ING Clarion Real Estate Securities L.P. (“ING CRES”), a Delaware limited partnership, is registered with the SEC as an investment adviser. ING CRES is an indirect, wholly-owned subsidiary of ING Groep and is an affiliate of ING Investments. The principal address of ING CRES is 201 King of Prussia Road, Suite 600, Radnor, PA 19087. ING CRES is in the business of providing investment advice to institutional and individual client accounts that, as of December 31, 2008, were valued at approximately $10.8 billion.

The following individuals jointly share responsibility for the day-to-day management of the Portfolio. Ms. Ferguson and Mr. Burton have co-managed the Portfolio since January 2006 and Mr. Smith has co-managed the Portfolio since February 2007.

Steven D. Burton, Managing Director and Portfolio Manager, is a member of ING CRES’ Investment Committee. He is also responsible for evaluating the investment potential of public real estate companies outside of the United States. Mr. Burton joined ING CRES in 1995.

T. Ritson Ferguson, Chief Investment Officer (“CIO”) and Portfolio Manager. Mr. Ferguson has served as Co-CIO and more recently CIO of ING CRES since 1991.

Joseph P. Smith, Managing Director and Portfolio Manager, is a member of the Investment Policy Committee. Mr. Smith joined ING CRES in 1997.

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Management of the Portfolios (continued) ING Evergreen Health Sciences Portfolio and ING Evergreen Omega Portfolio

Evergreen Investment Management Company, LLC

Evergreen Investment Management Company, LLC (“EIMC”) is the Sub-Adviser for the Portfolio. EIMC has been managing mutual funds and private accounts since 1932 and managed over $175 billion in assets for the Evergreen funds as of December 31, 2008. The principal address of EIMC is 200 Berkeley Street, Boston, Massachusetts 02116-5034.

ING Evergreen Health Sciences Portfolio

The following individual is responsible for the day-to-day management of the ING Evergreen Health Sciences Portfolio and has managed the Portfolio since March, 2007.

Robert Junkin, Portfolio Manager, served as a portfolio manager for John Hancock Financial Services from 2003 to March 2007. Previously, he served as an investment analyst and co-manager for Pioneer Investments from 1997 through 2002.

ING Evergreen Omega Portfolio

The following individual is responsible for the day-to-day management of the ING Evergreen Omega Portfolio and has managed the Portfolio since June 2006.

Aziz Hamzaogullari is a Managing Director and Director of Research with the Fundamental Equity Team at EIMC. He has been with EIMC since 2001 and previously served as a Senior Equity Analyst for Manning & Napier Advisers, Inc.

ING FMRSM Diversified Mid Cap Portfolio

Fidelity Management & Research Company

While Fidelity Management & Research Company (“FMR LLC”) is the sub-adviser to the Portfolio, the day to day management decisions for the Portfolio are made by Fidelity Management & Research Company, Inc. (“FMRC”), a wholly-owned subsidiary of FMR LLC, which serves as sub-sub-adviser to the Portfolio. FMR LLC as successor by merger to FMR Corp., is the ultimate parent company of FMR and FMRC. The voting common shares of FMR LLC are divided into two series. Series B is held predominantly by members of the Edward C. Johnson III family, directly or through trust and limited liability companies, and is entitled to 49% of the vote on any matter acted upon by the voting common shares. Series A is held predominantly by non–Johnson family member employees of FMR LLC and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Series B shareholders have entered into a shareholders’ voting agreement under which all Series B shares will be voted in accordance with the majority vote of Series B shares. Under the 1940 Act, as amended, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting securities of that company. Therefore, through their ownership of voting common shares and the execution of the shareholders’ voting agreement, members of the Johnson family may be deemed, under the 1940 Act, as amended, to form a controlling group with respect to FMR LLC.

The principal address of FMR and FMRC is 82 Devonshire Street, Boston, MA 02109. As of December 31, 2008, FMR managed approximately $1,246.8 billion in mutual fund assets.

The following individual is responsible for the day-to-day management of the Portfolio and has managed the Portfolio since February 2004.

Tom Allen, Vice President of FMR and Portfolio Manager joined Fidelity Investments in 1995. Since that time, Mr. Allen has worked as a research analyst and manager.

ING Focus 5 Portfolio, ING Global Resources Portfolio and ING Liquid Assets Portfolio

ING Investment Management Co.

ING Investment Management Co. (“ING IM”), a Connecticut corporation, serves as the Sub-Adviser to the Portfolio. ING IM also serves as an investment adviser to other registered investment companies (or series thereof), as well as to privately managed accounts.

Founded in 1972, ING IM is registered as an investment adviser with the SEC. ING IM is an indirect, wholly-owned subsidiary of ING Groep and is an affiliate of the Adviser. ING IM has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972.

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Management of the Portfolios (continued) As of December 31, 2008, ING IM managed approximately $54.3 billion in assets. The principal address of ING IM is 230 Park Avenue, New York, New York 10169.

ING Focus 5 Portfolio

The following individual is solely responsible for the day-to-day management of the ING Focus 5 Portfolio and has managed the Portfolio since 2007.

Vincent Costa is Head of Quantitative Equity, responsible for leading the portfolio management effort and overseeing research for quantitative equity products. These products include index, enhanced index, and active quantitative funds. Mr. Costa joined ING Investment Management in April 2006 as Head of Portfolio Management for Quantitative Equity. Prior to joining ING, Mr. Costa was with Merrill Lynch Investment Management, where he worked for seven years in quantitative equity leadership positions. Most recently, he served as managing director and head of their quantitative investments organization where he had overseen some $60 billion in assets across 70 funds. Prior to that Mr. Costa worked at Bankers Trust Company as a Senior Portfolio Manager, managing global index and enhanced index products.

ING Global Resources Portfolio

The following individuals jointly share responsibility for the day-to-day management of the ING Global Resources Portfolio. Mr. Powers has co-managed the Portfolio since December 2007 and Mr. Corapi has co-managed the Portfolio since January 2009.

Christopher F. Corapi, Portfolio Manager and Director of Fundamental Equity Research, joined ING IM in February 2004. Prior to joining ING IM, Mr. Corapi served as Global Head of Equity Research at Federated Investors since 2002. He served as Head of U.S. Equities and portfolio manager at Credit Suisse Asset Management beginning in 2000 and Head of Emerging Markets Research at JPMorgan Investment Management beginning in 1998.

David Powers, CFA, joined ING IM in June 2007 as a Senior Sector Analyst on the fundamental research team, covering the telecommunication services, utilities, and materials sectors. Prior to joining ING IM, Mr. Powers has held several senior investment positions including portfolio manager with Federated Investors since June 2001. Prior to that, he was associate director of research for global equities. Mr. Powers began his investment career at the State Teachers Retirement System of Ohio and held numerous positions including co-portfolio manager.

ING Liquid Assets Portfolio

The following individual is responsible for the day-to-day management of the ING Liquid Assets Portfolio and has managed the Portfolio since November 2004.

David S. Yealy, Portfolio Manager, joined ING IM in November 2004. Prior to joining ING IM, he was a Managing Director with Trusco Capital Management (“Trusco”) where he was responsible for over $9 billion of assets under management. Mr. Yearly joined Trusco in 1991 and during his 13 year tenure he was instrumental in the development and marketing of that firm’s cash management business.

ING Franklin Income Portfolio

Franklin Advisers, Inc.

The Adviser has engaged Franklin Advisers, Inc. (“Franklin”) to serve as Sub-Adviser to the ING Franklin Income Portfolio. Franklin is a wholly-owned subsidiary of Franklin Resources, Inc. The principal addres of Franklin is One Franklin Parkway, San Mateo, California 94403-1905. As of December 31, 2008, Franklin and its affiliates had over $416 billion in assets under management.

The following individuals jointly share responsibility for the day-to-day management of the Portfolio and have co-managed the Portfolio since April 2006.

Charles B. Johnson, has served as Chairman of the Board of Franklin Resources, Inc. as well as Director of various Franklin Templeton Funds since 2003. From 1969 to December 2003, Mr. Johnson served as the CEO of Franklin. He joined Franklin in 1957.

Edward D. Perks, CFA is Senior Vice President of Franklin. Since 1994, Mr. Perks has worked as a research analyst and portfolio manager at Franklin. He joined Franklin in 1992.

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Management of the Portfolios (continued) ING Franklin Mutual Shares Portfolio

Franklin Mutual Advisers, LLC

The Adviser has engaged Franklin Mutual Advisers, LLC (“Franklin Mutual”) to serve as Sub-Adviser to the Portfolio. Franklin Mutual is an indirect wholly-owned subsidiary of Franklin Resources, Inc. The principal address of Franklin Mutual is 101 John F. Kennedy Parkway, Short Hills, NJ 07078. As of December 31, 2008, Franklin Mutual and its affiliates had over $416 billion in assets under management. The Portfolio is managed by a team of dedicated professionals focused on investments in equity securities they consider to be undervalued.

The following individuals jointly share responsibility for the day-to-day management of the Portfolio and have co-managed the Portfolio since April 2007.

Peter Langerman is Chairman, President, Chief Executive Officer of Franklin Mutual. Mr. Langerman rejoined Franklin Templeton Investments in 2005. He joined Franklin Templeton Investments in 1996, serving in various capacities, including President and Chief Executive Officer of Franklin Mutual before leaving in 2002 and serving as director of the Division of Investment of New Jersey’s Department of the Treasury, overseeing employee pension funds. Between 1986 and 1996, Mr. Langerman was employed at Heine Securities Corporation.

F. David Segal, CFA, joined Franklin Templeton Investments in 2002. Prior to that, he was an analyst in the Structured Finance Group of Metlife for the period 1999-2002.

Deborah A. Turner, Assistant Portfolio Manager, has been with Franklin Templeton Investments since 1996. Between 1993-1996, Ms. Turner was employed at Heine Securities Corporation.

ING Janus Contrarian Portfolio

Janus Capital Management LLC

Janus Capital Management LLC (“Janus Capital”) and its predecessor firm have managed the Portfolio since its inception. Janus Capital has been an investment adviser since 1969 and provides advisory services to managed accounts and investment companies. The principal address of Janus Capital is 151 Detroit Street, Denver, Colorado 80206.

Janus Capital is a direct subsidiary of Janus Capital Group Inc. (“JCG”) which owns approximately 95% of Janus Capital, with the remaining 5% held by Janus Management Holdings Corporation. JCG is a publicly traded company with principal operations in the financial asset management businesses. As of December 31, 2008, JCG assets under management were approximately $123.5 billion.

The following individual is responsible for the day-to-day management of the Portfolio and has managed the Portfolio since October 2000.

David C. Decker, CFA, Portfolio Manager, is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1992 as a research analyst and has acted as Portfolio Manager of other Janus-advised mutual funds since 1996.

ING JPMorgan Emerging Markets Equity Portfolio

J.P.Morgan Investment Management Inc.

J.P. Morgan Investment Management Inc. (“JPMorgan”) serves as the Sub-Adviser to the Portfolio and is an indirect wholly-owned subsidiary of JPMorgan Chase & Co., a bank holding company. JPMorgan also provides discretionary investment services to institutional clients and is principally located at 245 Park Avenue, New York, New York 10167. As of December 31, 2008, JPMorgan and its affiliates had $1.133 trillion in assets under management.

The following individuals jointly share responsibility for the day-to-day management of the Portfolio. Mr. Forey has co-managed the Portfolio since April 2005. Mr. Ansary and Mr. Mattiko have co-managed the Portfolio since September 2005. Mr. Richdale and Mr. Titherington have co-managed the Portfolio since February 2009.

Ashraf el Ansary, Portfolio Manager, has been an employee at JPMorgan since 1999 and is a Global Emerging Markets Portfolio Manager. Prior to joining the Global Team, Mr. el Ansary was an investment manager responsible for Eastern and Emerging European equities and is a Middle Eastern country specialist within the Emerging Markets Equity Team.
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Management of the Portfolios (continued)

Austin Forey, Primary Portfolio Manager and Managing Director, has been at JPMorgan (or one of its predecessors) since 1988 and is responsible for Global Emerging Markets portfolios, a role he has fulfilled since 1994. Prior to this he worked in the UK market, where he was deputy head of UK research.

Greg Mattiko, CFA and Portfolio Manager, CFA joined the Emerging Markets Equity Team in 2002 and brings a decade of experience to this role. Prior to joining JPMorgan, Mr. Mattiko was a director of portfolio management for Value Management & Research AG, based in Kronberg, Germany for seven years, where he was responsible for European Long/Short, European Technology, Global, and U.S. equity funds.

Luke Richdale, Vice President, is a Portfolio Manager for Global Emerging Markets equities in the Emerging Markets Equity Team. An employee since 1993, Luke was previously managing Latin American portfolios and responsible for equity research for the South African market. Prior to this he worked as an investment manager covering Mediterranean markets in the EMEA region. Before this, Luke worked in the Group’s Bahrain office as a manager focusing on Middle Eastern capital markets.

Richard Titherington, Managing Director, is the chief investment officer and is head of the Emerging Markets Equity Team. An employee since 1986, Richard transferred to the Pacific Regional Group in 1994. He was appointed as a managing director in April 2001 and appointed global head of the emerging markets business in December 2001. Prior to 1994, Richard was a US and international pension fund manager, working in the UK until he transferred to Hong Kong in 1992. Before joining the firm, Richard spent two years as an analyst with UKPI in London.

ING Marsico Growth Portfolio and ING Marsico International Opportunities Portfolio

Marsico Capital Management, LLC

Marsico Capital Management, LLC (“Marsico”) is located at 1200 Seventeenth Street, Suite 1600, Denver, Colorado 80202. Marsico was organized in September 1997 as a registered investment adviser and is an independently-owned investment management firm. Marsico provides investment services to mutual funds and private accounts and, as of December 31, 2008, had approximately $56 billion under management. Thomas F. Marsico is the founder and Chief Executive Officer of Marsico.

ING Marsico Growth Portfolio

The following individual is responsible for the day-to-day management of the ING Marsico Growth Portfolio and has managed the Portfolio since January 2003.

Thomas F. Marsico is the Chief Investment Officer of Marsico and manages the investment program of the ING Marsico Growth Portfolio. Mr. Marsico has over 20 years of experience as a securities analyst and a portfolio manager.

ING Marsico International Opportunities Portfolio

The following individual is responsible for the day-to-day management of the ING Marsico International Opportunities Portfolio and has managed the Portfolio since April 2005.

James G. Gendelman, Portfolio Manager, joined Marsico in May 2000. Prior to that, Mr. Gendelman spent 13 years as a Vice President of International Sales for Goldman, Sachs & Co. Mr. Gendelman was a certified public accountant for Ernst & Young from 1983-1985.

ING MFS Total Return Portfolio and ING MFS Utilities Portfolio

Massachusetts Financial Services Company

Massachusetts Financial Services Company (“MFS”) has managed the Portfolio since its inception. MFS is the oldest U.S. mutual fund organization. MFS and its predecessor organizations have managed money since 1924 and founded the first mutual fund in the United States. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services organization). The principal address of MFS is 500 Boylston Street, Boston, Massachusetts 02116. Net assets under management of the MFS organization were approximately $127.6 billion as of December 31, 2008.

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Management of the Portfolios (continued) ING MFS Total Return Portfolio

The following individuals jointly share responsibility for the day-to-day management of the ING MFS Total Return Portfolio. Mr. Gorham and Mr. Roberge have co-managed the Portfolio since 2002. Mr. Douglas and Mr. Taylor have co-managed the Portfolio since 2004. Mr. Hawkins has co-managed the Portfolio since 2005, Mr. Chitkara since 2006, and Mr. Marston since 2008.

Nevin P. Chitkara, Portfolio Manager, is an Investment Officer of MFS and has been employed in the investment management area of MFS since 1997.

William P. Douglas, Investment Officer of MFS and Portfolio Manager, has been employed in the MFS investment management area since 2004 and has over 17 years of investment experience. Prior to 2004, Mr. Douglas spent 10 years as Vice President and Senior Mortgage Analyst for Wellington Management Company, LLP.

Steven R. Gorham, Investment Officer of MFS and Portfolio Manager, has been employed in the MFS investment management area since 1992.

Richard O. Hawkins, CFA, Investment Officer of MFS, and Portfolio Manager has been employed in the MFS investment management area since 1988.

Joshua P. Marston serves as a Debt Securities Portfolio Manager and has been employed in the MFS investment management area since 1999.

Michael W. Roberge, Executive Vice President, Chief Investment Officer and Portfolio Manager, has been employed in the MFS investment management area since 1996.

Brooks Taylor, Investment Officer of MFS, Portfolio Manager, and leader of the team, has been employed in the MFS investment management area since 1996.

ING MFS Utilities Portfolio

The following individuals jointly share responsibility for the day-to-day management of the ING MFS Utilities Portfolio and have co-managed the Portfolio since April 2005.

Robert D. Persons, CFA, is an Investment Officer of MFS and Portfolio Manager. Mr. Persons has been employed in the investment management area of MFS since 2000.

 Maura A. Shaughnessy is an Investment Officer of MFS and Portfolio Manager. Ms. Shaughnessy has been employed in the investment management area of MFS since 1991.

ING Multi-Manager International Small Cap Portfolio

American Century Global Investment Management, Inc.

American Century Global Investment Management, Inc. (“American Century”) is located at 666 3rd Avenue, 23rd Floor, New York, New York 10017 and has been managing mutual funds since 2005. American Century is a wholly-owned subsidiary of American Century Investment Management, Inc. which has been managing mutual funds since 1958 and is headquartered at 4500 Main Street, Kansas City, Missouri 64111. As of December 31, 2008, American Century and American Century Investment Management, Inc. had assets under management of approximately $70.2 billion.

The following individuals jointly share responsibility for the day-to-day management of the American Century portion of the Portfolio.

Brian Brady, Vice President and Senior Portfolio Manager, joined American Century Investments in June 1994 and became a portfolio manager in November 1998.

Mark S. Kopinski, Chief Investment Officer - International Equity, Senior Vice President and Senior Portfolio Manager, rejoined American Century Investments in April 1997 as a portfolio manager.

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Management of the Portfolios (continued)

Schroder Investment Management North America, Inc.

Schroder Investment Management North America, Inc. (“Schroders”) is located at 875 Third Avenue, 22nd Floor, New York, New York 10022. Schroders has been a registered investment adviser, together with its predecessor since 1968, and is a part of a worldwide group of financial services companies. Schroders currently serves as an investment adviser to other mutual funds and a broad range of institutional investors. As of December 31, 2008, Schroders, together with its affiliated companies, managed approximately $185 billion in assets. Schroders plc., organized in 1804, is the ultimate parent of Schroders.

The following individual is primarily responsible for the day-to-day management of the Schroders portion of the Portfolio.

Matthew Dobbs, Portfolio Manager, joined Schroders in 1981 and is Head of Global Small Cap Equities for Schroder plc and Schroder Ltd and a member of the Global/EAFE equity team.

ING Oppenheimer Main Street Portfolio®

OppenheimerFunds, Inc.

OppenheimerFunds, Inc. (“OppenheimerFunds”), Sub-Adviser to the Portfolio, has been an investment adviser since January 1960. The principal address of OppenheimerFunds is Two World Financial Center, 225 Liberty Street – 11th Floor, New York, New York 10281-1008. The Sub-Adviser and its subsidiaries and controlled affiliates managed over $145 billion in assets as of December 31, 2008 including other Oppenheimer funds, with more than 6 million shareholder accounts.

The following individuals jointly share responsibility for the day-to-day management of the Portfolio. Dr. Reinganum has co-managed the Portfolio since November 2004. Mr. Zavanelli and Dr. Zhou have co-managed the Portfolio since June 2008.

Dr. Marc Reinganum has been a Vice President of OppenheimerFunds since September 2002 and is the Director of Quantitative Research and Portfolio Strategist for Equities. He formerly held the Mary Jo Vaughn Rauscher Chair in Financial Investments at Southern Methodist University since 1995. At Southern Methodist University, he also served as the Director of the Finance Institute, Chairman of the Finance Department, President of the Faculty at the Cox School of Business and member of the Board of Trustee Investment Committee.

Mr. Zavanelli, CFA, has been a portfolio manager of OppenheimerFunds since July 1999 and a Vice President of OppenheimerFunds since November 2000. Prior to joining OppenheimerFunds in April 1998, Mr. Zavanelli was President of Waterside Capital Management, a registered investment adviser, from August 1995 through April 1998. He is a portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

Dr. Wentong Alex Zhou, CFA, has been a senior quantitative analyst of OppenheimerFunds since June 1999, assisting in the management and maintenance of the quantitative models for the Main Street Funds. He has been a portfolio manager of OppenheimerFunds since January 2007 and an Assistant Vice President of OppenheimerFunds since 2001. He is a portfolio manager of other portfolios in the OppenheimerFunds complex.

ING PIMCO Total Return Bond Portfolio and ING PIMCO Global Advantage Bond Portfolio

Pacific Investment Management Company LLC

Organized in 1971, Pacific Investment Management Company LLC (“PIMCO”) provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. The principal address of PIMCO is 840 Newport Center Drive, Newport Beach, California 92660. As of December 31, 2008, PIMCO had over $747 billion in assets under management.

PIMCO, a Delaware limited liability company, is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI LP”). Allianz SE (“Allianz SE”) is the indirect majority owner of AGI LP. Allianz SE is a European-based, multinational insurance and financial services holding company.

ING PIMCO Global Advantage Bond Portfolio

The following individual is responsible for the day-to-day management of the ING PIMCO Global Advantage Bond Portfolio and has managed the Portfolio since its inception.

121

Management of the Portfolios (continued) Mohamed El-Erian is Co-CEO and Co-CIO of PIMCO. He rejoined PIMCO in December 2008 after serving two years as President and CEO of Harvard Management Company, the entity that manages Harvard University’s endowment and related accounts, from 2006 to 2008. Dr. El-Erian initially joined PIMCO in 1999 and was a Managing Director and a senior member of PIMCO’s portfolio management and investment strategy group from 1999 to 2006.

ING PIMCO Total Return Bond Portfolio

The following individual is responsible for the day-to-day management of the ING PIMCO Total Return Bond Portfolio and has managed the Portfolio since May 2007.

William H. Gross, CFA, Managing Director, Chief Investment Officer, and Portfolio Manager, was a founding partner of PIMCO in 1971. Mr. Gross heads PIMCO’s investment committee, which is responsible for the development of major investment themes and sets targets for various portfolio characteristics in accounts managed by PIMCO, including for the Portfolio. Mr. Gross has over 30 years of investment experience.

ING Pioneer Mid Cap Value Portfolio

Pioneer Investment Management, Inc.

Pioneer Investment Management, Inc. (“Pioneer”) is an indirect, wholly-owned subsidiary of UniCredito Italiano SpA, one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. The principal address of Pioneer is 60 State Street, Boston, Massachusetts 02109. As of December 31, 2008, assets under management were approximately $213 billion worldwide, including over $49 billion in assets under management by Pioneer.

The following individuals jointly share responsibility for the day-to-day management of the Portfolio. Mr. Horan has co-managed the Portfolio since May 2006 and Mr. Wright has co-managed the Portfolio since April 2005. Mr. Wright and Mr. Horan are supported by the domestic equity team. The team manages other Pioneer mutual funds investing primarily in U.S. equity securities. They may also draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer’s affiliate, Pioneer Investment Management Limited.

Timothy Horan, Assistant Portfolio Manager, joined Pioneer in 2005 as an assistant portfolio manager. Prior to joining Pioneer, Mr. Horan was employed as an analyst at Boston Partners from 2004 to 2005 and at State Street Research from 1998 to 2004.

J. Rodman Wright, Portfolio Manager, is a Senior Vice President of Pioneer. He joined Pioneer in 1994 as an analyst and has been an investment professional since 1988.

ING T. Rowe Price Capital Appreciation Portfolio, ING T. Rowe Price Equity Income Portfolio and ING T. Rowe Price Personal Strategy Growth Portfolio

T. Rowe Price Associates, Inc.

T. Rowe Price Associates, Inc. (“T. Rowe Price”) was founded in 1937 by the late Thomas Rowe Price, Jr. and is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly held financial services holding company. The principal address of T. Rowe Price is 100 East Pratt Street, Baltimore, Maryland 21202. As of December 31, 2008, the firm and its affiliates managed over $276.3 billion in assets.

ING T. Rowe Price Capital Appreciation Portfolio

The following individual is responsible for the day-to-day management of the ING T. Rowe Price Capital Appreciation Portfolio. Mr. Giroux became Co-Chairman of the Portfolio’s Advisory Committee effective July 2006. He became the sole Chairman of the Committee for the Portfolio effective July 2007.

David R. Giroux, CFA, a Vice President of T. Rowe Price, joined T. Rowe Price in 1998, and serves as a Portfolio Manager in the Equity Division. He is President and Chairman of the T. Rowe Price Capital Appreciation Fund. He is co-executive chairman and also serves on the Investment Advisory Committee for a number of the firm’s U.S. Large-Cap Value Strategies.
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Management of the Portfolios (continued)

ING T. Rowe Price Equity Income Portfolio

The following individual is responsible for the day-to-day management of the ING T. Rowe Price Equity Income Portfolio. Mr. Rogersis the Committee Chair of the Investment Advisory Committee that has managed the Portfolio since March 1999.

Brian Rogers works with the Committee in developing and executing the Portfolio’s investment program. Mr. Rogers has been managing investments since joining T. Rowe Price in 1982.

ING T. Rowe Price Personal Strategy Growth Portfolio

The ING T. Rowe Price Personal Strategy Growth Portfolio’s investments are guided by two committees. An Asset Allocation Committee meets regularly to determine the asset allocation of the Portfolio among stocks, bonds and money market securities. Edmund M. Notzon III is Chairman of the Committee. The Asset Allocation Committee has been acting in this role for the Portfolio since its inception. It has been acting in this role for T.Rowe Price since 1990 and its members bring a wide range of investment experience.

T. Rowe Price has established an Investment Advisory Committee with respect to the Portfolio. The committee members are: Edmund M. Notzon III, Chairman, Jerome A. Clark, Ian D. Kelson, John H. Laporte, John D. Linehan, Mary J. Miller, Raymond A. Mills, Larry J. Puglia, Brian C. Rogers, Charles M. Shriver, Mark J. Vaselkiv and Richard T. Whitney.

The following individual has the day-to-day responsibility for managing the ING T. Rowe Price Personal Strategy Growth Portfolio and works with the Investment Advisory Committee in developing and executing the Portfolio’s investment program.

Edmund M. Notzoen, III is the Chairman of the Asset Allocation Committee and the Investment Advisory Committee. Mr. Notzon has been managing investments for T. Rowe Price since 1989 and has been Chairman of the Investment Advisory Committee since its inception.

ING Templeton Global Growth Portfolio

Templeton Global Advisors Limited

The Adviser has engaged Templeton Global Advisors Limited (“Templeton Global Advisors”), principally located at Lyford Cay, Nassau, Bahamas, to serve as Sub-Adviser to the Portfolio. Templeton Global Advisors is an indirect wholly-owned subsidiary of Franklin Resources, Inc. As of December 31, 2008, Franklin and its affiliates had over $416 billion in assets under management.

The following individual is responsible for the day-to-day management of the Portfolio. Ms. Sweeting has served as the lead Portfolio Manager of the Portfolio since December 2007. Mr. Scott and Ms. Myers have secondary portfolio management responsibilities and have co-manged the Portfolio since October 2007 and December 2005, respectively.

Lisa F. Myers, CFA is Executive Vice President of Templeton Global Advisors. She has been employed by Templeton Global Advisors since 1996 and has held the roles of both a portfolio manager and research analyst.

Tucker Scott, CFA, is an executive vice president of Templeton Global Advisors Limited. He joined the Templeton organization in 1996 and currently has responsibility for institutional and retail accounts. Prior to joining Templeton, Mr. Scott worked for Aeltus Investment Management.

Cindy Sweeting, CFA, is president of Templeton Global Advisors Limited. Ms. Sweeting has 25 years of experience in the investment industry. She joined Franklin Templeton Investments in Templeton’s Nassau office in 1997.

ING Van Kampen Capital Growth Portfolio, ING Van Kampen Global Franchise Portfolio, ING Van Kampen Global Tactical Asset Allocation Portfolio, and ING Van Kampen Growth and Income Portfolio

Morgan Stanley Investment Management, Inc.

Morgan Stanley Investment Management, Inc. (“MSIM Inc.”), doing business in certain instances (including in its role as Sub-Adviser to the Portfolio) under the name “Van Kampen,” is a registered investment adviser principally located at 522 Fifth Avenue, New York, New York 10036, and is a direct subsidiary of Morgan Stanley. As of December 31, 2008, MSIM Inc., together with its affiliated asset management companies, managed assets of approximately $404 billion.

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Management of the Portfolios (continued) ING Van Kampen Capital Growth Portfolio

The following individuals jointly share responsibility for the day-to-day management of the ING Van Kampen Capital Growth Portfolio. Mr. Lynch, Mr. Cohen, and Mr. Chainani have co-managed the Portfolio since June 2004. Mr. Norton has co-manged the Portfolio since October 2005 and Mr. Yeung has co-managed the Portfolio since September 2007.

Sam Chainani, CFA, Managing Director, joined Van Kampen in 1996 and has 11 years of investment industry experience. Mr. Chainani serves as the co-portfolio manager and works collaboratively with other team members to manage the Portfolio.

 David Cohen, Managing Director, joined Van Kampen in 1993 and has 21 years of investment industry experience. Mr. Cohen serves as the co-portfolio manager and works collaboratively with other team members to manage the Portfolio.

Dennis Lynch, Managing Director, joined Van Kampen in 1998 and has 13 years of investment industry experience. Mr. Lynch is the Portfolio’s lead portfolio manager.

Alexander Norton, Executive Director, joined Van Kampen in 2000 and has over 14 years investment industry experience. Mr. Norton serves as the co-portfolio manager and works collaboratively with the other team members to manage the Portfolio.

 Jason Yeung, Executive Director, has been associated with Van Kampen in a research capacity from 2002 to 2007. Mr. Yeung serves as co-portfolio manager and works collaboratively with other team members to manage the Portfolio.

ING Van Kampen Global Franchise Portfolio

The following individuals jointly share responsibility for the day-to-day management of the ING Van Kampen Global Franchise Portfolio. Mr. Dodhia has co-managed the Portfolio since 2002. Mr. Vowles has co-managed the Portfolio since 2003 and Mr. Allison has co-managed the Portfolio since 2005.

Michael Allison, CFA is a research analyst for the Global and American Franchise strategies. Mr. Allison joined Morgan Stanley in 2000 and has 10 years of investment experience.

 Paras Dodhia is a research analyst for the Global and American Franchise strategies. Mr. Dodhia joined Morgan Stanley in 2002 and has 8 years of investment experience.

 Jayson Vowles is a research analyst for the Global and American Franchise strategies and has managed the Portfolio since 2003. Mr. Vowles joined Morgan Stanley in 2003 and has 6 years of investment experience.

ING Van Kampen Global Tactical Asset Allocation Portfolio

The following individual is responsible for the day-to-day management of the ING Van Kampen Global Tactical Asset Allocation Portfolio.

Francine J. Bovich, Managing Director, is the head of the global tactical asset allocation strategy. Ms. Bovich joined Van Kampen in 1993 and has 33 years of investment experience. Prior to joining the firm, Ms. Bovich was a principal and executive vice president of Westwood Management. Previously, she was a managing director at Citicorp Investment Management and also worked at Banker’s Trust.

ING Van Kampen Growth and Income Portfolio

The following individuals jointly share responsibility for the day-to-day management of the ING Van Kampen Growth and Income Portfolio. Mr. Bastian is lead Portfolio Manager and has co-managed the Portfolio since 2004. Mr. Roeder has co-managed the Portfolio since 2002, Mr. Marcheli has co-managed the Portfolio since 2003, Mr. Laskin has co-managed the Portfolio since 2007, and Ms. Maly has co-managed the Portfolio since December 2008.

Tom Bastian, CFA, Managing Director, joined Van Kampen in 2003 and has more than 10 years of investment experience. From 2001 to 2003, Mr. Bastian was a portfolio manager at Eagle Asset Management.

 Mark Laskin, Executive Director and a member of the Equity Income Team, joined Van Kampen in 2000 in an investment management capacity.

 Mary Jayne Maly has been associated with Van Kampen in an investment management capacity since 1992.

 Sergio Marcheli, Executive Director and is portfolio manager for the Separately Managed Account Strategies. From 1995 to 2002, Mr. Marcheli was associated with Van Kampen in a research capacity.
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Management of the Portfolios (continued) James O. Roeder, Executive Director, joined Van Kampen in 1999 and is a member of the Equity Income Team.

Additional Information Regarding Portfolio Managers

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager and each portfolio manager’s ownership of securities in the Portfolio.

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Taxes and Distributions

Holders of Variable Contracts should refer to the prospectus for their contracts for information regarding the tax consequences of owning such contracts and should consult their tax adviser before investing.

Dividends from net investment income are declared and paid by each Portfolio (except ING Liquid Assets Portfolio) at least annually. For ING Liquid Assets Portfolio, dividends from net investment income are declared daily and paid monthly. Each Portfolio will also pay distributions from net realized capital gains, reduced by available capital losses, at least annually. All dividends and capital gain distributions will be automatically reinvested in additional shares of a Portfolio at the NAV of such shares on the payment date, unless participating insurance company’s separate account is permitted to hold cash and elects to receive payment in cash. From time to time, a portion of a Portfolio’s dividends may constitute a return of capital.

Each Portfolio intends to qualify as a regulated investment company (“RIC”) for federal income tax purposes by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”), including requirements with respect to diversification of assets, distribution of income and sources of income. As a RIC, a Portfolio generally will not be subject to tax on its net investment company taxable income and net realized capital gain. Each Portfolio also intends to comply with the diversification requirements of Section 817(h) of the Code and the underlying regulations for Variable Contracts so that owners of these contracts should not be subject to federal tax on distribution of dividends and income from a Portfolio to the insurance company’s separate accounts.

Since the sole shareholders of a Portfolio will be separate accounts or other permitted investors, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of the Policies, see the attached prospectus for the Policy.

See the SAI for further information about tax matters.

THE TAX STATUS OF YOUR INVESTMENT IN A PORTFOLIO DEPENDS UPON THE FEATURES OF YOUR VARIABLE CONTRACT. FOR FURTHER INFORMATION, PLEASE REFER TO THE PROSPECTUS FOR THE VARIABLE CONTRACT.

126

Performance of Similarly Managed Mutual Funds

ING Clarion Global Real Estate Portfolio, ING Franklin Income Portfolio, ING Franklin Mutual Shares Portfolio, ING Multi-Manager International Small Cap Portfolio (the American Century sleeve) and ING T. Rowe Price Personal Strategy Growth Portfolio have substantially the same investment objectives, policies and investment strategies as existing mutual funds (“Comparable Funds”) that are sold directly to the public on a retail basis or through variable products and that are advised or sub-advised by ING CRES, Franklin, Franklin Mutual, American Century or T. Rowe Price, respectively.

While the above-mentioned Portfolios are managed in a manner similar to that of the Comparable Funds whose historical performance is presented below, investors should be aware that the Portfolios are not the same funds and will not have the same performance. Investments made by the Portfolios at any given time may not be the same as those made by the Comparable Funds. Different performance will result due to factors such as differences in the cash flows into and out of the Portfolios, different fees and expenses, and differences in portfolio size and positions. In addition, you should note that the total operating expenses of the Comparable Funds may be lower than the total operating expenses of each of the Portfolios. In such instances, the performance of the Comparable Funds would be negatively impacted if the total operating expenses of the Portfolios had been used to compute the Comparable Funds’ performance.

The historical performance of the Comparable Funds is presented below. You should not consider the performance of the Comparable Funds as an indication of the future performance of a Portfolio. The performance figures shown below reflect the deduction of the historical fees and expenses paid by each Comparable Fund and not those to be paid by a Portfolio. The figures do not reflect the deduction of any insurance fees or charges that are imposed by the insurance company in connection with its sale of Variable Contracts. You should refer to the separate account prospectuses, prospectus summary or disclosure statement describing the Variable Contracts for information pertaining to these insurance fees and charges. If the insurance fees or charges were included, the performance results would be lower. The results shown below reflect the reinvestment of dividends and distributions, and, aside from fee and expense differences, were calculated in the same manner that will be used by each Portfolio to calculate its own performance. Performance is net of all other fees including sales load. Please be advised that although only one Comparable Fund is shown for a Portfolio, the sub-advisers of certain Portfolios may manage substantially similar mutual funds, the performance of which is not shown.

The following table shows the average annual total returns of the Comparable Funds for the stated periods ended December 31, 2008, as well as a comparison with the performance of the applicable benchmarks.(1)

	1 Year	3 Years	5 Years	10 Years (or since inception)
American Century International Discovery Fund – Inv Class	(52.18)%	(7.83)%	3.66%	7.17%
(Comparable to ING Multi-Manager International Small Cap Portfolio) S&P Global SmallCap Index Ex-U.S.	(49.85)%	(9.66)%	3.06%	4.62%
S&P Developed Small Cap Euro-Pacific Index	(46.62)%	(9.62)%	3.03%	4.12%
Franklin Income Fund – Class A (FKINX)	(30.51)%	(4.47)%	(0.08)%	4.51%
(Comparable to ING Franklin Income Portfolio) S&P 500® Index	(37.00)%	(8.36)%	(2.19)%	(1.38)%
Barclays Capital U.S. Intermediate Government/Credit Bond Index	5.24%	5.51%	4.65%	5.63%
Mutual Shares Fund – Class Z (MUTHX)	(37.92)%	(8.78)%	(0.93)%	4.13%
(Comparable to ING Franklin Mutual Shares Portfolio) S&P 500® Index	(37.00)%	(8.36)%	(2.19)%	(1.38)%
ING Global Real Estate Fund – Class A (IGLAX)	(41.53)%	(8.56)%	3.52%	9.13%(2)
127

Performance of Similarly Managed Mutual Funds (continued)
	1 Year	3 Years	5 Years	10 Years (or since inception)
(Comparable to ING Clarion Global Real Estate Portfolio) S&P Developed Property Industry Index	(51.79)%	(11.94)%	2.46%	7.14%(3)
T. Rowe Price Personal Strategy Growth	(37.58)%	(8.42)%	(1.00)%	1.66%
(Comparable to ING T. Rowe Price Personal Strategy Growth Portfolio) Merrill Lynch Wilshire Capital Markets Index	(21.10)%	(2.68)%	1.13%	1.76%
(1)	The S&P Global SmallCap Index Ex-US is an unmanaged index which consists of the smaller capitalization stocks of the Citigroup Broad Market Index. The S&P Global SmallCap Index Ex-US is unmanaged and the figures for the S&P Global SmallCap Index Ex-US do not include any deduction for fees, expenses or taxes. The S&P Developed Small Cap Euro-Pacific Index is an unmanaged index which consists of the smaller capitalization stocks of the Citigroup Broad Market Index, and tracks companies in developed countries in the European and Pacific regions. The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States. The Barclays Capital U.S. Intermediate Government/Credit Bond Index is an unmanaged index composed of securities including U.S. Government Treasury and agency securities. The S&P Developed Property Industry Index is an unmanaged market-weighted total return index which consists of many companies from developed markets whose floats are larger than $100 million and derive more than half of their revenue from property-related activities. The Merrill Lynch-Wilshire Capital Market Index is a market capitalization-weighted index composed of the Dow Jones Wilshire 5000 Composite Index (domestic stocks), Merrill Lynch U.S. High Yield Master Cash Pay Only Index (below investment-grade bonds), and the Merrill Lynch U.S. Domestic Master Index (investment-grade bonds, including U.S. Treasury, government agency, corporate and mortgage pass-through securities).
(2)	Fund commenced operations on November 5, 2001.
(3)	Index return is for period beginning November 1, 2001.
128

Performance of Similar Accounts Managed by Schroders

The tables below are designed to show how a composite of similar accounts managed by Schroders performed over various periods in the past.

The Schroder US International Small Cap Fund Composite (“Composite”) is a composite of the performance of actual fee-paying and non-fee paying, fully discretionary accounts under management by Schroders for at least one month beginning May 31, 1989 that has investment objectives, policies and strategies that are substantially similar to those of Schroders’ sleeve of the Portfolio. The accounts included in the Composite may include separate accounts, registered mutual funds, private investments funds and other client accounts.

The tables below show the returns for the Composite compared with the S&P Developed SmallCap Euro-Pacific Index for the one-, three, five-, and ten-year periods ended December 31, 2008 and on an annual basis as of December 31 of prior years. This information is designed to demonstrate the historical track record of Schroders. It does not indicate how the Portfolio has performed or will perform in the future. Past performance is not a guarantee of future results.

The net annual returns for the Composite were calculated on a time weighted and asset weighted, total return basis, including reinvestment of all dividends, interest and income, realized and unrealized gains or losses, brokerage commissions and execution costs, advisory and custodial fees, and any applicable foreign withholding taxes, without provision for federal and state income taxes, if any. The accounts in the Composite do not pay the same expenses that mutual funds pay and are not subject to the diversification rules, tax restrictions and investment limits under the 1940 Act or Subchapter M of the Code. Returns would have been lower if the Composite had been subject to these expenses and may have been lower if the Composite had been subject to these regulations. The aggregate returns of the accounts in the Composite may not reflect the returns of any particular account of Schroders. The performance reflected in the composite was calculated differently than the method used for calculating performance pursuant to SEC guidelines.

The table below shows the average annual total returns of the Composite for the stated periods ended December 31, 2008, as well as a comparison with the performance of the applicable benchmark.

Average Annual Total Returns
(as of December 31, 2008)

	1 Year	3 Years	5 Years	10 Years
Schroder US International Small Cap Fund Composite (no sales charge)	(46.20)%	(8.26)%	4.71%	6.88%
S&P Developed SmallCap Euro-Pacific Index(1)	(46.62)%	(9.62)%	3.03%	4.12%

Average Annual Total Returns
(as of December 31, 2008)

	Schroder US International Small Cap Fund Composite (no sales charge)	S&P Developed SmallCap Euro-Pacific Index(1)
2008	(46.20)%	4.12%
2007	7.60%	6.10%
2006	33.39%	30.35%
2005	21.23%	22.09%
2004	34.48%	28.79%
2003	51.41%	52.95%
129

Performance of Similar Accounts Managed by Schroders (continued)
(1)	The S&P Developed SmallCap Euro-Pacific Index measures the performance of the smallest companies from the 24 European and Pacific countries represented in the S&P Developed SmallCap Euro-Pacific Index. The S&P Developed SmallCap Euro-Pacific Index represents companies whose assets place them in the bottom 20% of the total market capital of each country. Prior to October 1, 2008, the Index was known as S&P/Citigroup Extended Market Index Europe Pacific Asia Composite Index. Prior to April 7, 2003, the Index was known as the Salomon Smith Barney EM EPAC Index and from April 7 through November 11, 2003, the Index was known as the Citigroup EM EPAC Index. The returns were adjusted for withholding taxes applicable to U.S. based mutual funds organized as Delaware statutory trusts. Since April 1, 2007, the returns are adjusted for withholding taxes applicable to Luxembourg holding companies.
^
130

Financial Highlights

The following financial highlights are intended to help you understand each Portfolio’s Class S shares’ financial performance for the past 5 years (or, if shorter, for the period of the Class’ operations). Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Portfolio (assuming reinvestment of all dividends and distributions), but does not include charges and expenses attributable to any insurance products and would be lower if they did. The information has been derived from the Portfolios’ financial statements, which have been audited by KPMG LLP, an independent registered public accounting firm, whose report, along with the Portfolios’ financial statements, are included in the annual shareholder report, which is incorporated by reference into the SAI and is available upon request.

Because ING PIMCO Global Advantage Bond Portfolio and ING T. Rowe Price Personal Strategy Growth Portfolio had not commenced operations as of December 31, 2008 (the Portfolios’ fiscal year end), financial highlights are not presented.

131

Financial Highlights (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations			Less distributions						Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses, net of fee waivers and/or recoupments, if any(2)(3)	Expenses, net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or Period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
ING AllianceBernstein Mid Cap Growth Portfolio
Class S
12-31-08	17.55	(0.08)	(7.16)	(7.24)	—	2.92	—	2.92	7.39	(46.41)	1.03	1.03†	1.00†	(0.66)†	215,922	171
12-31-07	16.94	(0.11)	1.91	1.80	—	1.19	—	1.19	17.55	10.86	1.02	1.02	1.00	(0.65)	481,388	113
12-31-06	19.03	(0.04)	0.32	0.28	—	2.37	—	2.37	16.94	1.75	1.02	1.02	0.99	(0.24)	475,637	122
12-31-05	17.81	(0.11)•	1.33	1.22	—	—	—	—	19.03	6.85	1.03	1.03	1.01	(0.66)	568,850	103
12-31-04	14.90	(0.12)	3.03	2.91	—	—	—	—	17.81	19.53	1.03	1.03	0.97	(0.79)	664,525	126
ING Artio Foreign Portfolio
Class S
12-31-08	18.39	0.26	(7.79)	(7.53)	—	1.54	—	1.54	9.32	(43.69)	1.12	1.12†	1.12†	1.87†	616,030	138
12-31-07	16.87	0.19•	2.56	2.75	0.02	1.21	—	1.23	18.39	16.47	1.12	1.12	1.12	1.05	1,083,647	77
12-31-06	13.06	0.13	3.68	3.81	—	0.00*	—	0.00*	16.87	29.19	1.14	1.14	1.13	0.89	727,745	62
12-31-05	12.22	0.10•	1.77	1.87	0.01	1.02	—	1.03	13.06	15.35	1.17	1.17	1.17	0.76	811,202	92
12-31-04	10.42	0.05	1.83	1.88	0.01	0.07	—	0.08	12.22	18.03	1.21	1.21	1.21	0.39	379,495	104
ING BlackRock Large Cap Growth Portfolio
Class S
12-31-08	12.33	0.02	(4.52)	(4.50)	—	1.18	—	1.18	6.65	(39.06)	1.06	0.91†	0.91†	0.25†	104,114	156
12-31-07	11.55	0.00*	0.78	0.78	—	—	—	—	12.33	6.75	1.05	0.94	0.94	0.02	165,538	195
12-31-06	11.56	(0.01)	0.82	0.81	—	0.82	—	0.82	11.55	7.12	1.05	1.01	1.01	(0.08)	153,064	139
12-31-05	10.48	(0.01)	1.09	1.08	—	—	—	—	11.56	10.31	1.06	1.01	1.01	(0.27)	155,252	155
12-31-04	10.22	(0.00)*	1.12	1.12	—	0.85	0.01	0.86	10.48	11.10	1.05	1.05	1.05	(0.01)	18,862	204
ING Clarion Global Real Estate Portfolio
Class S
12-31-08	12.07	0.23•	(5.21)	(4.98)	—	—	—	—	7.09	(41.26)	1.22	1.15†	1.15†	2.33†	144,199	53
12-31-07	13.41	0.17•	(1.14)	(0.97)	0.32	0.01	0.04	0.37	12.07	(7.29)	1.22	1.15	1.15	1.26	151,893	58
01-03-06(4) - 12-31-06	10.00	0.16•	3.59	3.75	0.24	0.10	—	0.34	13.41	37.54	1.33	1.17	1.17	1.37	80,218	37
ING Evergreen Health Sciences Portfolio
Class S
12-31-08	12.72	(0.01)	(3.50)	(3.51)	0.02	0.62	—	0.64	8.57	(28.68)	1.00	1.00†	0.99†	(0.08)†	181,234	56
12-31-07	12.17	0.02	1.01	1.03	0.02	0.46	—	0.48	12.72	8.56	1.00	1.00	0.98	0.14	219,634	81
12-31-06	10.69	0.02	1.46	1.48	—	0.00*	—	0.00*	12.17	13.89	1.02	1.02	1.00	0.14	202,218	37
12-31-05	10.00	0.00*	1.04	1.04	0.00*	0.35	—	0.35	10.69	10.41	1.01	1.01	1.01	(0.04)	166,655	118
05-03-04(4) - 12-31-04	10.00	(0.01)	0.01	—	—	—	—	—	10.00	0.00*	1.00	1.00	1.00	(0.27)	31,957	88
ING Evergreen Omega Portfolio
Class S
12-31-08	12.80	0.07•	(3.36)	(3.29)	0.02	1.35	—	1.37	8.14	(27.55)	0.85	0.85†	0.84†	0.67†	9,156	46
12-31-07	11.57	0.03	1.32	1.35	0.01	0.11	—	0.12	12.80	11.65	0.85	0.85	0.84	0.17	8,688	30
12-31-06	10.96	0.01	0.60	0.61	—	—	—	—	11.57	5.57	0.85	0.85	0.83	0.07	10,618	123
12-31-05	10.54	(0.02)	0.44	0.42	—	—	—	—	10.96	3.98	0.85	0.85	0.85	(0.23)	8,096	140
05-03-04(4) - 12-31-04	10.00	0.03	0.56	0.59	0.05	—	—	0.05	10.54	5.86	0.85	0.85	0.85	0.28	5,670	87
See Accompanying Notes to Financial Highlights
132

Financial Highlights (continued)
		Income (loss) from investment operations			Less distributions						Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses, net of fee waivers and/or recoupments, if any(2)(3)	Expenses, net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or Period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
ING FMRSM Diversified Mid Cap Portfolio
Class S
12-31-08	15.24	0.06	(5.71)	(5.65)	0.09	0.95	—	1.04	8.55	(39.14)	0.89	0.89†	0.89†	0.46†	688,119	146
12-31-07	13.38	0.01	1.93	1.94	0.02	0.06	—	0.08	15.24	14.49	0.88	0.88	0.88	0.14	1,140,647	147
12-31-06	13.23	0.02	1.50	1.52	—	1.37	—	1.37	13.38	11.91	0.90	0.90	0.90	0.16	665,138	160
12-31-05	12.26	(0.01)•	1.95	1.94	—	0.97	—	0.97	13.23	16.90	0.99	0.99	0.99	(0.06)	584,904	186
12-31-04	9.89	(0.03)	2.41	2.38	0.01	—	—	0.01	12.26	24.10	1.01	1.01	1.01	(0.30)	252,605	151
ING Focus 5 Portfolio
Class S
12-31-08	10.41	0.17•	(4.66)	(4.49)	0.14	—	—	0.14	5.78	(43.05)	0.90	0.64	0.64	2.09	132,036	88
08-20-07(4) - 12-31-07	10.00	0.06•	0.39	0.45	0.03	0.01	—	0.04	10.41	4.58	0.78	0.64	0.64	1.55	110,405	180
ING Franklin Income Portfolio
Class S
12-31-08	11.19	0.66•	(3.82)	(3.16)	0.30	0.08	—	0.38	7.65	(28.98)	1.03	0.99	0.99	6.81	310,156	38
12-31-07	11.03	0.62•	(0.32)	0.30	0.12	0.02	—	0.14	11.19	2.66	1.03	0.99	0.99	5.44	372,497	30
04-28-06(4) - 12-31-06	10.00	0.35•	0.68	1.03	—	—	—	—	11.03	10.30	1.05	0.99	0.99	4.82	177,754	9
ING Franklin Mutual Shares Portfolio
Class S
12-31-08	9.66	0.13	(3.78)	(3.65)	0.27	0.01	—	0.28	5.73	(37.77)	1.03	1.03	1.03	1.64	153,125	43
04-30-07(4) - 12-31-07	10.00	0.05•	(0.39)	(0.34)	—	0.00*	—	0.00*	9.66	(3.37)	1.03	1.03	1.03	0.81	217,507	17
ING Global Resources Portfolio
Class S
12-31-08	26.19	0.16•	(9.11)	(8.95)	0.38	3.83	—	4.21	13.03	(41.00)(a)	0.89	0.89†	0.89†	0.74†	691,845	85
12-31-07	21.74	0.25•	6.69	6.94	0.00*	2.49	—	2.49	26.19	33.27	0.89	0.89†	0.89†	1.07†	1,039,716	166
12-31-06	20.35	0.05•	4.19	4.24	0.04	2.81	—	2.85	21.74	21.41	0.90	0.90	0.90	0.23	540,037	159
12-31-05	15.71	0.13	5.55	5.68	0.14	0.90	—	1.04	20.35	37.73	0.90	0.90	0.90	1.01	379,936	334
12-31-04	14.89	0.20•	0.75	0.95	0.13	—	—	0.13	15.71	6.42	0.91	0.91	0.91	1.69	190,176	176
ING Janus Contrarian Portfolio
Class S
12-31-08	17.70	0.08	(8.03)	(7.95)	0.08	1.86	—	1.94	7.81	(48.98)	1.00	0.99	0.98	0.66	447,678	48
12-31-07	14.90	0.06•	3.04	3.10	—	0.30	—	0.30	17.70	20.88	0.99	0.99	0.97	0.34	810,064	112
12-31-06	12.72	0.07•	2.75	2.82	0.06	0.58	—	0.64	14.90	23.04	1.03	1.03	1.03	0.51	150,930	34
12-31-05	11.01	0.04•	1.68	1.72	0.01	—	—	0.01	12.72	15.61	1.05	1.05	1.05	0.34	81,925	47
12-31-04	9.40	0.01	1.60	1.61	—	—	—	—	11.01	17.13	1.06	1.05	1.05	0.14	65,770	33
 See Accompanying Notes to Financial Highlights
133

Financial Highlights (continued)
		Income (loss) from investment operations			Less distributions						Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses, net of fee waivers and/or recoupments, if any(2)(3)	Expenses, net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or Period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
ING JPMorgan Emerging Markets Equity Portfolio
Class S
12-31-08	26.79	0.32•	(13.38)	(13.06)	0.50	1.23	—	1.73	12.00	(51.32)(a)	1.50	1.50	1.50	1.61	464,609	14
12-31-07	19.58	0.10•	7.39	7.49	0.23	0.05	—	0.28	26.79	38.53	1.50	1.50	1.50	0.45	974,312	15
12-31-06	14.67	0.10	5.09	5.19	0.09	0.19	—	0.28	19.58	35.79	1.51	1.51	1.51	0.69	556,576	5
12-31-05(5)	10.89	0.11•	3.68	3.79	0.01	—	—	0.01	14.67	34.82	1.50	1.50	1.50	0.90	366,350	85
12-31-04	9.28	0.05	1.60	1.65	0.04	—	—	0.04	10.89	17.76	1.54	1.54	1.54	0.62	156,615	166
ING Liquid Assets Portfolio
Class S
12-31-08	1.00	0.02	0.00*	0.02	0.02	—	—	0.02	1.00	2.44	0.53	0.53	0.53	2.28	2,461,486	—
12-31-07	1.00	0.05	0.00*	0.05	0.05	—	—	0.05	1.00	4.96	0.53	0.53	0.53	4.85	1,136,300	—
12-31-06	1.00	0.05	—	0.05	0.05	—	—	0.05	1.00	4.67	0.54	0.54	0.54	4.60	767,059	—
12-31-05	1.00	0.03	(0.00)*	0.03	0.03	—	—	0.03	1.00	2.78	0.54	0.54	0.54	2.75	676,630	—
12-31-04	1.00	0.01	(0.00)*	0.01	0.01	—	—	0.01	1.00	0.92	0.54	0.54	0.54	0.91	675,387	—
ING Marsico Growth Portfolio
Class S
12-31-08	18.93	0.11	(7.72)	(7.61)	0.08	—	—	0.08	11.24	(40.31)	1.03	1.03†	1.03†	0.65†	455,225	76
12-31-07	16.58	0.12	2.23	2.35	—	—	—	—	18.93	14.17	1.02	1.02	1.02	0.64	833,885	51
12-31-06	15.80	(0.00)*	0.78	0.78	—	—	—	—	16.58	4.94	1.02	1.02	1.01	(0.00)*	801,219	64
12-31-05	14.51	0.00*	1.29	1.29	—	—	—	—	15.80	8.89	1.01	1.01	0.99	(0.02)	886,962	72
12-31-04	12.90	0.01•	1.60	1.61	—	—	—	—	14.51	12.48	1.03	1.03	1.00	0.04	882,416	72
ING Marsico International Opportunities Portfolio
Class S
12-31-08	17.05	0.16•	(8.02)	(7.86)	0.13	1.40	—	1.53	7.66	(49.51)	0.99	0.93†	0.93†	1.25†	193,839	122
12-31-07	15.28	0.18•	2.84	3.02	0.18	1.07	—	1.25	17.05	20.58	0.97	0.93	0.93	1.10	362,903	111
12-31-06	12.36	0.08	2.88	2.96	0.00*	0.04	—	0.04	15.28	24.02	0.98	0.93	0.93	0.64	222,639	103
05-02-05(4) - 12-31-05	10.00	0.02•	2.51	2.53	0.01	0.16	—	0.17	12.36	25.35	1.02	0.93	0.93	0.22	150,499	73
ING MFS Total Return Portfolio
Class S
12-31-08	18.23	0.44•	(4.22)	(3.78)	0.94	1.61	—	2.55	11.90	(22.35)	0.91	0.91	0.90	2.82	836,604	59
12-31-07	19.00	0.47•	0.33	0.80	0.55	1.02	—	1.57	18.23	4.01	0.89	0.89	0.88	2.47	1,265,296	60
12-31-06	18.23	0.48•	1.57	2.05	0.44	0.84	—	1.28	19.00	11.93	0.89	0.89	0.88	2.62	1,400,960	44
12-31-05	18.78	0.43•	0.10	0.53	0.42	0.66	—	1.08	18.23	2.90	0.89	0.89	0.89	2.32	1,465,066	51
12-31-04	17.21	0.41•	1.50	1.91	0.34	—	—	0.34	18.78	11.12	0.89	0.89	0.88	2.42	1,483,814	66
ING MFS Utilities Portfolio
Class S
12-31-08	17.84	0.36•	(6.48)	(6.12)	0.46	1.75	—	2.21	9.51	(37.70)	1.03	1.03	1.01	2.55	404,884	67
12-31-07	14.56	0.33•	3.61	3.94	0.12	0.54	—	0.66	17.84	27.38	1.02	1.02	0.99	1.99	587,399	81
12-31-06	11.20	0.26•	3.17	3.43	0.01	0.06	—	0.07	14.56	30.81	1.04	1.04	1.02	2.07	306,300	93
05-02-05(4) - 12-31-05	10.07	0.10•	1.34	1.44	0.08	0.23	—	0.31	11.20	14.25	1.07	1.05	1.05	1.31	168,701	152
See Accompanying Notes to Financial Highlights
134

Financial Highlights (continued)
		Income (loss) from investment operations			Less distributions						Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses, net of fee waivers and/or recoupments, if any(2)(3)	Expenses, net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or Period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
ING Multi-Manager International Small Cap Portfolio
Class S
04-28-08(4) – 12-31-08	10.00	0.03	(4.63)	(4.60)	—	—	—	—	5.40	(46.00)	1.66	1.47†	1.47†	1.05†	2,813	68
ING Oppenheimer Main Street Portfolio®
Class S
12-31-08	20.48	0.19•	(8.05)	(7.86)	0.45	—	—	0.45	12.17	(38.69)	0.91	0.91†	0.91†	1.13†	245,383	119
12-31-07	19.83	0.21•	0.64	0.85	0.20	—	—	0.20	20.48	4.27	0.89	0.89	0.89	1.03	474,329	103
12-31-06	17.44	0.17•	2.41	2.58	0.19	—	—	0.19	19.83	14.93	0.89	0.89	0.89	0.93	542,958	90
12-31-05	16.65	0.17•	0.78	0.95	0.16	—	—	0.16	17.44	5.73	0.89	0.89	0.89	1.01	559,041	80
12-31-04	14.87	0.16	1.75	1.91	0.13	—	—	0.13	16.65	12.88	0.89	0.88	0.86	0.87	624,376	175
ING PIMCO Core Bond Portfolio
Class S
12-31-08	11.47	0.57•	(0.09)	0.48	0.37	0.10	—	0.47	11.48	4.21	0.81	0.81	0.81	5.00	2,150,994	537
12-31-07	10.89	0.48•	0.47	0.95	0.37	—	—	0.37	11.47	8.99	0.82	0.82	0.82	4.39	979,690	803
12-31-06	10.71	0.41•	0.04	0.45	0.27	—	—	0.27	10.89	4.32	0.85	0.85	0.85	3.84	643,131	750
12-31-05	10.92	0.35•	(0.08)	0.27	0.38	0.10	—	0.48	10.71	2.46	0.84	0.84	0.84	3.23	1,059,548	760
12-31-04	10.72	0.35•	0.16	0.51	0.29	0.02	—	0.31	10.92	4.78	0.86	0.86	0.86	3.21	744,258	279
ING Pioneer Mid Cap Value Portfolio
Class S
12-31-08	12.32	0.12•	(4.04)	(3.92)	0.16	0.66	—	0.82	7.58	(33.12)	0.89	0.89†	0.87†	1.22†	506,336	91
12-31-07	12.30	0.09	0.65	0.74	0.07	0.65	—	0.72	12.32	5.52	0.89	0.89	0.89	0.70	656,802	65
12-31-06	11.00	0.08	1.27	1.35	0.02	0.03	—	0.05	12.30	12.35	0.89	0.89	0.89	0.69	632,504	109
04-29-05(4) - 12-31-05	10.01	0.02	0.97	0.99	—	—	—	—	11.00	9.89	0.92	0.92	0.92	0.62	671,732	50
ING T. Rowe Price Capital Appreciation Portfolio
Class S
12-31-08	24.69	0.44•	(6.67)	(6.23)	0.90	2.14	—	3.04	15.42	(27.51)(a)	0.90	0.90	0.89	2.10	2,376,765	98
12-31-07	26.61	0.59•	0.69	1.28	0.50	2.70	—	3.20	24.69	4.39	0.89	0.89	0.89	2.26	3,159,850	60
12-31-06	25.13	0.55•	2.92	3.47	0.31	1.68	—	1.99	26.61	14.64	0.90	0.90	0.89	2.15	2,843,235	58
12-31-05	24.50	0.37•	1.46	1.83	0.33	0.87	—	1.20	25.13	7.74	0.90	0.90	0.90	1.50	2,318,302	23
12-31-04	21.36	0.32	3.22	3.54	0.24	0.16	—	0.40	24.50	16.61	0.92	0.92	0.90	1.76	1,917,252	21
ING T. Rowe Price Equity Income Portfolio
Class S
12-31-08	15.22	0.30•	(5.48)	(5.18)	0.51	1.07	—	1.58	8.46	(35.69)(a)	0.90	0.90	0.89	2.48	726,076	33
12-31-07	15.49	0.27•	0.25	0.52	0.22	0.57	—	0.79	15.22	3.06	0.89	0.89	0.89	1.70	1,192,368	27
12-31-06	13.78	0.23	2.30	2.53	0.20	0.62	—	0.82	15.49	19.09	0.90	0.89	0.89	1.58	1,244,743	19
12-31-05	13.74	0.21•	0.31	0.52	0.16	0.32	—	0.48	13.78	3.92	0.90	0.90	0.90	1.53	1,067,106	18
12-31-04	12.12	0.19	1.61	1.80	0.11	0.07	—	0.18	13.74	14.89	0.92	0.92	0.91	1.52	978,340	16
See Accompanying Notes to Financial Highlights
135

Financial Highlights (continued)
		Income (loss) from investment operations			Less distributions						Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses, net of fee waivers and/or recoupments, if any(2)(3)	Expenses, net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or Period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
ING Templeton Global Growth Portfolio
Class S
12-31-08	14.39	0.26	(5.80)	(5.54)	0.12	0.50	—	0.62	8.23	(39.68)	1.14	1.14	1.14	2.07	244,440	12
12-31-07	14.49	0.18•	0.20	0.38	0.15	0.33	—	0.48	14.39	2.41	1.15	1.15	1.15	1.22	466,444	23
12-31-06	13.61	0.17	2.56	2.73	0.14	1.71	—	1.85	14.49	21.92	1.18	1.18	1.17	1.28	478,331	20
12-31-05	12.48	0.09	1.13	1.22	0.09	—	—	0.09	13.61	9.88	1.22	1.22	1.22	0.67	380,403	109
12-31-04	11.30	0.05	1.19	1.24	0.06	—	—	0.06	12.48	10.95	1.26	1.26	1.26	0.45	389,945	28
ING Van Kampen Capital Growth Portfolio
Class S
12-31-08	13.93	0.03•	(6.78)	(6.75)	0.00*	0.31	—	0.31	6.87	(49.31)	0.90	0.89†	0.89†	0.31†	112,422	46
12-31-07	11.88	0.04	2.45	2.49	—	0.44	—	0.44	13.93	21.29	0.90	0.82	0.82	0.26	55,531	56
12-31-06	11.82	(0.03)	0.49	0.46	—	0.40	—	0.40	11.88	4.06	0.90	0.88	0.88	(0.24)	57,207	59
12-31-05	10.31	(0.02)	1.57	1.55	0.04	—	—	0.04	11.82	15.04	0.93	0.91	0.91	(0.16)	61,289	84
12-31-04	9.65	0.04	0.67	0.71	—	0.05	—	0.05	10.31	7.34	0.90	0.90	0.90	0.44	40,272	170
ING Van Kampen Global Franchise Portfolio
Class S
12-31-08	16.97	0.35	(5.03)	(4.68)	0.28	1.12	—	1.40	10.89	(28.57)	1.22	1.22	1.22	2.43	219,215	28
12-31-07	15.92	0.31	1.23	1.54	—	0.49	—	0.49	16.97	9.71	1.21	1.21	1.21	1.86	345,262	26
12-31-06	13.88	0.19	2.67	2.86	0.26	0.56	—	0.82	15.92	21.33	1.23	1.23	1.23	1.41	310,365	16
12-31-05	12.63	0.18•	1.24	1.42	0.03	0.14	—	0.17	13.88	11.30	1.25	1.25	1.25	1.35	214,349	17
12-31-04	11.21	0.13•	1.29	1.42	—	—	—	—	12.63	12.67	1.25	1.25	1.25	1.20	117,026	9
ING Van Kampen Global Tactical Asset Allocation Portfolio
Class S
09-17-08(4) –12-31-08	10.00	0.02	(1.42)	(1.40)	—	—	—	—	8.60	(14.00)	1.39	1.18†	1.18†	1.00†	24,234	4
ING Van Kampen Growth and Income Portfolio
Class S
12-31-08	26.84	0.45	(8.66)	(8.21)	0.85	2.00	—	2.85	15.78	(32.26)	0.90	0.90	0.90	1.86	499,353	43
12-31-07	28.27	0.42•	0.45	0.87	0.43	1.87	—	2.30	26.84	2.59	0.89	0.88	0.88	1.49	857,470	25
12-31-06	27.07	0.42•	3.58	4.00	0.33	2.47	—	2.80	28.27	15.99	0.90	0.90	0.89	1.56	976,161	30
12-31-05	24.85	0.36•	2.12	2.48	0.26	—	—	0.26	27.07	10.07	0.90	0.89	0.89	1.33	852,319	39
12-31-04	21.98	0.27	2.83	3.10	0.23	—	—	0.23	24.85	14.12	0.92	0.90	0.90	1.13	825,240	52

See Accompanying Notes to Financial Highlights
136

Accompanying Notes to Financial Highlights

(1)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(2)	Annualized for periods less than one year.
(3)	Expense ratios reflect operating expenses of a Portfolio. Expenses before reductions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage commission recapture arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor but prior to reductions from brokerage commission recapture arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.
(4)	Commencement of operations.
(5)	Since April 29, 2005 J.P. Morgan Investment Management Inc. has served as Sub-Adviser for the ING JPMorgan Emerging Markets Equity Portfolio. Prior to that date, a different firm served as Sub-Adviser.
•	Calculated using average number of shares outstanding throughout the period.
*	Amount is less than $0.005 or less than $500 or more than $(0.005) or more than (0.005)%.
†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.
(a)	There was no impact on total return by the affiliate payments.
See Accompanying Notes to Financial Highlights
137

To Obtain
More Information

A Statement of Additional Information, dated May 1, 2009, has been filed with the SEC, and is made a part of this Prospectus by reference.

Additional information about the Portfolios’ investments will be available in the Portfolios’ annual and semi-annual shareholder report. In the annual shareholder report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolios’ performance during its last fiscal year and the independent registered public accounting firm’s report.

To obtain free copies of the ING Investors Trust’s annual and semi-annual shareholder reports and the Portfolios’ Statement of Additional Information or to make inquiries about the Portfolios, please write to the Trust at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258, call 1-800-366-0066, or visit our website at www.ingfunds.com.

Information about the ING Investors Trust can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Reports and other information about ING Investors Trust are available on the EDGAR Database on the SEC’s Internet Site at http://www.sec.gov. You may obtain copies of information for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, NE Washington, D.C. 20549-0102.

05/01/09	SEC File No. 811-05629

ING INVESTORS TRUST

Prospectus
May 1, 2009
Service Class
Book 2

Bond Funds
ING Limited Maturity Bond Portfolio
ING PIMCO High Yield Portfolio International/Global Funds
ING Index Plus International Equity Portfolio
(formerly, ING VP Index Plus International Equity Portfolio)
ING International Growth Opportunities Portfolio Stock Funds
ING BlackRock Large Cap Value Portfolio
ING Clarion Real Estate Portfolio
(formerly, ING Van Kampen Real Estate Portfolio)
ING Growth and Income Portfolio II
(formerly, ING Legg Mason Value Portfolio)
ING JPMorgan Small Cap Core Equity Portfolio
ING JPMorgan Value Opportunities Portfolio
ING Lord Abbett Affiliated Portfolio
ING Pioneer Equity Income Portfolio
ING Pioneer Fund Portfolio
ING Stock Index Portfolio
ING Wells Fargo Small Cap Disciplined Portfolio NOT ALL PORTFOLIOS MAY BE AVAILABLE IN ALL JURISDICTIONS, UNDER ALL VARIABLE CONTRACTS OR UNDER ALL PLANS

This Prospectus contains important information about investing in the Service Class shares of certain Portfolios of ING Investors Trust. You should read it carefully before you invest, and keep it for future reference. Please note that your investment: is not a bank deposit; is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”), the Federal Reserve Board or any other government agency; and is affected by market fluctuations. There is no guarantee that the Portfolios will achieve their respective investment objective.

As with all mutual funds, the U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities nor has the SEC judged whether the information in the Prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.

You should read this Prospectus in conjunction with the prospectus for the separate account before investing. Both prospectuses should be read carefully and retained for future reference.

1

2

Introduction

ING Investors Trust

ING Investors Trust (“Trust”) is an open-end management investment company. The Trust consists of a group of mutual fund portfolios (each, a “Portfolio” and collectively, the “Portfolios”). Only certain of these Portfolios are offered in this prospectus (“Prospectus”).

Advisers

Directed Services LLC (“DSL”) serves as the investment adviser to each of the Portfolios, except ING Index Plus International Equity Portfolio; and ING Investments, LLC (“ING Investments”) serves as the investment adviser to ING Index Plus International Equity Portfolio (each, an “Adviser” and collectively, “Advisers”). Each Portfolio has a sub-adviser referred to herein as a “Sub-Adviser.” DSL and ING Investments are indirect, wholly-owned subsidiaries of ING Groep, N.V. (“ING Groep”) (NYSE: ING), a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services to over 75 million private, corporate and institutional clients in more than 50 countries. With a diverse workforce of about 125,000 people, ING comprises a broad spectrum of prominent companies that increasingly serve their clients under the ING brand.

On December 29, 2006, an internal reorganization was undertaken in which Directed Services, Inc. (“DSI”), the former adviser to the Portfolios except for ING Index Plus International Equity Portfolio, was reorganized into a limited liability company and became a wholly-owned subsidiary of ING Life Insurance and Annuity Company. The resulting company was DSL, a registered investment adviser and broker-dealer. As a result of this reorganization, DSI’s advisory contracts were assumed by DSL.

Portfolios and Sub-Advisers

ING BlackRock Large Cap Value Portfolio – BlackRock Investment Management, LLC
ING Clarion Real Estate Portfolio – ING Clarion Real Estate Securities L.P.
ING Growth and Income Portfolio II – ING Investment Management Co.
ING Index Plus International Equity Portfolio – ING Investment Management Advisors, B.V.
ING International Growth Opportunities Portfolio – ING Investment Management Co.
ING JPMorgan Small Cap Core Equity Portfolio – J.P. Morgan Investment Management Inc.
ING JPMorgan Value Opportunities Portfolio – J.P. Morgan Investment Management Inc.
ING Limited Maturity Bond Portfolio – ING Investment Management Co.
ING Lord Abbett Affiliated Portfolio – Lord, Abbett & Co. LLC
ING PIMCO High Yield Portfolio – Pacific Investment Management Company LLC
ING Pioneer Equity Income Portfolio – Pioneer Investment Management, Inc.
ING Pioneer Fund Portfolio – Pacific Investment Management, Inc.
ING Stock Index Portfolio – ING Investment Management Co.
ING Wells Fargo Small Cap Disciplined Portfolio – Wells Capital Management, Inc.

Classes of Shares

Each Portfolio’s shares are classified into Adviser Class (“ADV Class”), Institutional Class (“Class I”), Service Class (“Class S”), and Service 2 Class shares. The four classes of shares of each Portfolio are identical except for different expenses, certain related rights and certain shareholder services. All classes of each Portfolio have a common investment objective and investment portfolio. Only the Class S shares are offered in this Prospectus. Class S shares are not subject to any sales load or Rule 12b-1 distribution fees.

Investing Through Your Variable Contract or Qualified Plan

Shares of the Portfolios may be offered to separate asset accounts (“Separate Accounts”) of insurance companies as investment options under variable annuity contracts and variable life insurance policies (“Variable Contracts”). Shares may also be offered to qualified pension and retirement plans (“Qualified Plans”) outside the Variable Contracts and to certain investment advisers and their affiliates in connection with the creation or management of a Portfolio. Class I shares, which are not offered in this Prospectus, also may be made available to certain other investment companies, including series of the Trust under fund-of-funds arrangements.

Participating insurance companies and other designated organizations are authorized to receive purchase orders on the Portfolios’ behalf.

Why Reading this Prospectus is Important

This Prospectus explains the investment objective, principal investment strategies, and risks of each of the Portfolios. Reading the Prospectus will help you to decide whether a Portfolio is the right investment for you. You should keep this Prospectus for future reference.

3

Description of the Portfolios

ING BlackRock Large Cap Value Portfolio

Sub-Adviser

BlackRock Investment Management, LLC (“BlackRock Investment Management”)

Investment Objective

Long-term growth of capital. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

The Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in a diversified portfolio of equity securities of large-capitalization companies. The Portfolio will provide shareholders with at least 60 days’ prior notice of any change in this investment policy.

The Sub-Adviser selects for investment by the Portfolio equity securities of large-capitalization companies that, at the time of purchase, have a market capitalization equal to or greater than the top 80% of the companies that comprise the Russell 1000® Index. As of December 31, 2008, the lowest capitalization in this group was $24 million. The market capitalization of companies in the index change with market conditions and the composition of the index. The Portfolio seeks to outperform the Russell 1000® Value Index by investing in equity securities that the Sub-Adviser believes are selling at below normal valuations. The Russell 1000® Value Index (which consists of those Russell 1000® Index securities with lower price-to-book ratios and lower forecasted growth values) is a subset of the Russell 1000® Index.

In selecting securities for the Portfolio from its benchmark universe, the Sub-Adviser uses a proprietary multi-factor quantitative model that employs various factors. The factors employed by the model include stock valuation, quality of earnings and potential future earnings growth. The Sub-Adviser looks for strong relative earnings growth, earnings quality and good relative valuation. A company’s stock price relative to its earnings and book value is also examined and if the Sub-Adviser believes a company is overvalued, it will not be considered for investment by the Portfolio. After the initial screening is done, the Sub-Adviser relies on fundamental analysis, using both internal and external research to optimize its quantitative model to choose companies the Sub-Adviser believes have strong, sustainable growth with current momentum at attractive price valuations.

Because the Portfolio generally will not hold all the stocks in the Russell 1000® Value Index, and because the Portfolio’s investments may be allocated in amounts that vary from the proportional weightings of the various stocks in that index, the Portfolio is not an “index” fund. In seeking to outperform its benchmark, however, the Sub-Adviser reviews potential investments using certain criteria based on the securities in the Russell 1000® Value Index. These criteria currently include the following:

  relative price-to-earnings and price-to-book ratios;
  stability and quality of earnings;
  earnings momentum and growth;
  weighted median market capitalization of the Portfolio’s investment portfolio;
  allocation among the economic sectors of the Portfolio’s investment portfolio as compared to the index; and
  weighted individual stocks within the Russell 1000® Value Index.

The Portfolio may invest up to 10% of its total assets in securities issued by foreign issuers, in the form of American Depositary Receipts (“ADRs”).

The Portfolio may invest in investment-grade convertible securities, preferred stock, illiquid securities and U.S. government debt securities. There are no restrictions on the maturity of the debt securities in which the Portfolio may invest. The Portfolio may also invest in derivatives for hedging purposes. The Portfolio may purchase or sell securities that it is entitled to receive on a when issued basis. The Portfolio may also purchase or sell securities on a delayed delivery basis or through a forward commitment.

The Portfolio will normally invest a portion of its assets in short-term debt securities, such as commercial paper. The Portfolio may also invest, without limitation, in short-term debt securities (including repurchase agreements), non-convertible preferred stocks and bonds, or U.S. government and money market securities when the Sub-Adviser is unable to find enough attractive equity investments and to reduce exposure to equities when the Sub-Adviser believes it is advisable to do so on a temporary basis. Investment in these securities may also be used to meet redemptions.

4

Description of the Portfolios (continued) The Portfolio may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended and the rules, regulations and exemptive orders thereunder.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective.

Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the Sub-Adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Borrowing Risk
Call Risk
Convertible Securities Risk
Credit Risk
Debt Securities Risk
Depositary Receipts Risk
Derivatives Risk
Equity Securities Risk
Foreign Investment Risk
Interest Rate Risk
Investment Models Risk
Liquidity Risk
Manager Risk
Market and Company Risk
Market Capitalization Risk
Maturity Risk
Other Investment Companies Risk
Over-the-Counter Investment Risk
Portfolio Turnover Risk
Restricted and Illiquid Securities Risk
Securities Lending Risk
U.S. Government Securities and Obligations Risk
Value Investing Risk
When Issued and Delayed Delivery Securities and Forward Commitments Risk

Please see “Summary of Principal Risks” following the “Description of the Portfolios” section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information (“SAI”).

Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the changes in the Portfolio’s performance from year to year, and the table compares the Portfolio’s performance to the performance of a broad measure of market performance for the same period. The Portfolio’s past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

5

Description of the Portfolios (continued)

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s Class S shares’ performance from year to year.

Year-by-Year Total Returns(1)(2)
(For the periods ended December 31 of each year)

Best and Worst Quarterly Returns during this Period:

Best:	2nd Quarter	2003:	17.73%
Worst:	4th Quarter	2008:	(18.23)%

The following table provides some indication of the risks of investing in the Portfolio by comparing the Portfolio’s Class S shares’ performance to that of a broad measure of market performance – the Russell 1000® Value Index. The Russell 1000® Value Index is an unmanaged index that measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values. The index does not reflect fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in the index.

Average Annual Total Returns(1)(2) (For the periods ended December 31, 2008)
	1 Year	5 Years	10 Years (or Life of Class)
Class S Return	(35.32)%	(1.61)%	0.33%(1)
Russell 1000® Value Index	(36.85)%	(0.79)%	0.74%(3)
(1)	Class S shares commenced operations on May 1, 2002.
(2)	BlackRock Investment Management has managed the Portfolio since September 30, 2006. Prior to September 30, 2006, the Portfolio was managed by Mercury Advisors. On September 29, 2006, BlackRock, Inc. consummated a transaction with Merrill Lynch & Co., Inc. whereby Merrill Lynch & Co., Inc.’s investment management businesses (including Mercury Advisors) combined with that of BlackRock, Inc. to create a new independent company.
(3)	The index return is for the period beginning May 1, 2002.
6

Description of the Portfolios (continued)

ING Clarion Real Estate Portfolio

Sub-Adviser

ING Clarion Real Estate Securities L.P. (“ING CRES”)

Investment Objective

Total return including capital appreciation and current income. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

The Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in common and preferred stocks of U.S. real estate investment trusts (“REITS”) and real estate companies. The Portfolio will provide shareholders with at least 60 days’ prior notice of any change in this investment policy. For this Portfolio, real estate companies consist of companies that are principally engaged in the real estate industry. A company shall be considered to be “principally engaged” in the real estate industry if it: (a) derives at least 50% of its revenues or profits from the ownership, construction, management, financing or sale of residential, commercial or industrial real estate; or (b) has at least 50% of the fair market value of its assets invested in residential, commercial or industrial real estate. Companies principally engaged in the real estate industry may include REITs, master limited partnerships, real estate owners, real estate managers, real estate brokers, real estate dealers and companies with substantial real estate holdings.

The Sub-Adviser focuses on investments that generally provide income and also have the potential for long-term capital appreciation. The Sub-Adviser uses systematic, top-down research to evaluate property market conditions and trends to judge which market sectors offer potentially attractive returns. The Sub-Adviser uses proprietary analytical techniques to identify the securities which it believes will provide above-average cash flow yield and growth. Companies evaluated for purchase and sale using several different qualitative and quantitative factors such as valuation, capital structure, and management and strategy. The Sub-Adviser will sell a security when it no longer meets these criteria. The Sub-Adviser’s investment approach, with its emphasis on investments in companies primarily engaged in the real estate industry, is expected to product a total return that is closely tied to the performance of the market for publicly traded real estate companies, including REITs, which is a narrow segment of the overall U.S. stock market.

The Sub-Adviser may invest in companies of any market capitalization; however, the Sub-Adviser will generally not invest in companies with market capitalization of less than $100 million at the time of purchase. The Portfolio also may invest in convertible securities, initial public offerings and Rule 144A securities.

The Portfolio is non-diversified, which means that it may invest in securities of a limited number of issuers, and, when compared with other funds, may invest a greater portion of its assets in a particular issuer.

The Portfolio may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended and the rules, regulations and exemptive orders thereunder.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the Sub-Adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Convertible Securities Risk
Diversification Risk
Equity Securities Risk
Industry Concentration Risk
Initial Public Offerings Risk
Investment Models Risk
Liquidity Risk
Manager Risk
Market and Company Risk
Other Investment Companies Risk
Real Estate Investment Trusts Risk
Restricted and Illiquid Securities Risk
Rule 144A Securities Risk
Sector Risk
Securities Lending Risk

Please see “Summary of Principal Risks” following the “Description of the Portfolios” section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does
7

Description of the Portfolios (continued) not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information (“SAI”).

Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the changes in the Portfolio’s performance from year to year, and the table compares the Portfolio’s performance to the performance of two broad measures of market performance for the same period. The Portfolio’s past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s Class S shares’ performance from year to year.

Year-by-Year Total Returns(1)
(For the periods ended December 31 of each year)

Best and Worst Quarterly Returns during this Period:

Best:	4th Quarter	2004:	17.79%
Worst:	4th Quarter	2008:	(37.89)%
8

Description of the Portfolios (continued)

The following table provides some indication of the risks of investing in the Portfolio by comparing the Portfolio’s Class S shares’ performance to that of two broad measures of market performance – the Morgan Stanley Capital International U.S. REIT (“MSCI U.S. REIT”) Index the Dow Jones Wilshire Real Estate Securities Index. The MSCI U.S. REIT Index is a capitalization-weighted benchmark index of the most actively traded real estate investment trust, designed to measure real estate equity performance. The Dow Jones Wilshire Real Estate Securities Index consists of REITs and real estate operating companies and is capitalization-weighted. The Portfolio changed the index to which it compares its performance because the MSCI U.S. REIT Index is considered to be more appropriate comparison. The indices do not reflect fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in the indices.

Average Annual Total Returns(1) (For the periods ended December 31, 2008)
	1 Year	5 Years	10 Years
Class S Return	(38.51)%	2.29%	7.73%
MSCI U.S. REIT Index	(37.97)%	0.67%	7.19%
Dow Jones Wilshire Real Estate Securities Index	(39.83)%	0.62%	7.33%
(1)	On May 1, 2009, ING CRES became the Sub-Adviser of the Portfolio. Van Kampen was the sub-adviser of the Portfolio from December 17, 2001 to May 1, 2009. Performance prior to December 17, 2001 is attributable to a different sub-adviser.
9

Description of the Portfolios (continued)

ING Growth and Income Portfolio II

Sub-Adviser

ING Investment Management Co. (“ING IM”)

Investment Objective

Seeks to maximize total return through investments in a diversified portfolio of common stocks and securities convertible into common stocks. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

Under normal market conditions, the Portfolio invests at least 65% of its total assets in common stocks that the Sub-Adviser believes have significant potential for capital appreciation or income growth or both.

The Sub-Adviser may invest principally in common stocks and securities convertible into common stocks having significant potential for capital appreciation, may purchase common stock principally for their income potential through dividends or may acquire securities having a mix of these characteristics. The Portfolio also may engage in option writing.

The Sub-Adviser utilizes a team for portfolio constructions. The senior portfolio managers and all of the sector analysts on the team participate in the process, with the sector analysts determining the security selection for each of their sectors for the dedicated portion of the overall portfolio. The senior portfolio managers are responsible for the overall allocation of assets for the Portfolio, including management of the Portfolio’s overall risk profile.

In managing the Portfolio, the Sub-Adviser:

  Emphasizes stocks of larger companies.
  Looks to strategically invest the Portfolio’s assets in stocks of mid-sized companies and up to 25% of its total assets in stocks of foreign issuers, depending upon market conditions.
  Utilizes an intensive, fundamentally driven research process to evaluate company financial characteristics (for example, price-to-earnings ratios, growth rates and earnings estimates) to select securities within each class. In analyzing these characteristics, the Sub-Adviser attempts to identify positive earnings momentum and positive valuation characteristics in selecting securities whose perceived value is not reflected in their price.

The Portfolio may invest in certain higher risk investments such as derivative instruments, including, but not limited to, put and call options.

The Sub-Adviser may sell securities for a variety of circumstances, such as to secure gains, limit losses or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended and the rules, regulations and exemptive orders thereunder.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

Pending Merger - On September 11, 2008, the Board approved a proposal to reorganize the Portfolio into ING VP Growth and Income Portfolio. If shareholder approval is obtained, it is expected that the reorganization will take place during the third quarter of 2009. Shareholders will be notified if the reorganization is not approved. After the reorganization you will hold shares of ING VP Growth and Income Portfolio. For more information regarding ING VP Growth and Income Portfolio, please contact a Shareholder Services representative at (800) 366-0066.

Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the Sub-Adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

10

Description of the Portfolios (continued)

Convertible Securities Risk
Derivatives Risk
Equity Securities Risk
Foreign Investment Risk
Liquidity Risk
Market Trends Risk
Mid-Capitalization Company Risk
Other Investment Companies Risk
Portfolio Turnover Risk
Securities Lending Risk
Small-Capitalization Company Risk

Please see “Summary of Principal Risks” following the “Description of the Portfolios” section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information (“SAI”).

Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the changes in the Portfolio’s performance from year to year, and the table compares the Portfolio’s performance to the performance of a broad measure of market performance for the same period. The Portfolio’s past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

11

Description of the Portfolios (continued)

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s Class S shares’ performance from year to year.

Year-by-Year Total Returns(1)(2)
(For the periods ended December 31 of each year)

Best and Worst Quarterly Returns during this Period:

Best:	4th Quarter	2004:	15.18%
Worst:	4th Quarter	2008:	(30.96)%

The following table provides some indication of the risks of investing in the Portfolio by comparing the Portfolio’s Class S shares’ performance to that of a broad measure of market performance – the Standard & Poor’s 500® Composite Stock Price (“S&P 500®”) Index. The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States. The index does not reflect fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in the index.

Average Annual Total Returns(1)(2) (For the periods ended December 31, 2008)
	1 Year	5 Years	10 Years (or Life of Class)
Class S Return	(55.45)%	(11.64)%	(8.51)%(1)
S&P 500® Index	(37.00)%	(2.19)%	(3.76)%(3)
(1)	Class S shares commenced operations on October 2, 2000.
(2)	ING IM has managed the Portfolio since May 1, 2009. Legg Mason Capital Management, Inc. managed the Portfolio from May 3, 2004 through April 30, 2009. Janus Capital Management LLC managed the Portfolio from September 9, 2002 through May 2, 2004. Performance prior to September 9, 2002 is attributable to a different sub-adviser.
(3)	The index return is for the period beginning October 1, 2000.
12

Description of the Portfolios (continued)

ING Index Plus International Equity Portfolio

Sub-Adviser

ING Investment Management Advisors, B.V. (“IIMA”)

Investment Objective

Outperform the total return performance of the Morgan Stanley Capital International Europe, Australasia and Far East® (“MSCI EAFE®”) Index, while maintaining a market level of risk. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

The Portfolio normally invests at least 80% of its net assets (plus borrowings for investment purposes) in stocks included in the MSCI EAFE® Index, exchange-traded funds (“ETFs”), and derivatives (including futures and options) whose economic returns are similar to the MSCI EAFE® Index or its components. The Portfolio will provide shareholders with at least 60 days’ prior notice of any change in this investment policy. The MSCI EAFE® Index is a market value-weighted index that reflects the performance of approximately 1,100 securities listed on the stock exchanges of countries in Europe, Australasia and the Far East. ETFs are passively managed investment companies traded on a securities exchange whose goal is to track or replicate a desired index.

The Portfolio may also invest in securities that are convertible into common stocks included in the MSCI EAFE® Index.

The Portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted by the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

In managing the Portfolio, the Sub-Adviser attempts to achieve the Portfolio’s objective by overweighting those stocks in the MSCI EAFE® Index that it believes will outperform the MSCI EAFE® Index, and underweighting (or avoiding altogether) those stocks that the Sub-Adviser believes will underperform the MSCI EAFE® Index. In determining stock weightings, the Sub-Adviser uses internally developed quantitative computer models to evaluate various criteria, such as cash flows, earnings and price to book ratios of each company, in an attempt to select companies with long-term sustainable growth characteristics at acceptable valuation levels. The Portfolio’s aggregate characteristics will approximate that of the MSCI EAFE® Index.

At any one time, the Sub-Adviser generally includes in the Portfolio between 300 and 400 of the stocks included in the MSCI EAFE® Index. Although the Portfolio will not hold all the stocks in the MSCI EAFE® Index, the Sub-Adviser expects that there will be a close correlation between the performance of the Portfolio and that of the MSCI EAFE® Index in both rising and falling markets. The Portfolio may pay transactional and other expenses that are not reflected in the MSCI EAFE® Index. This will give the Portfolio a performance disadvantage in relation to the MSCI EAFE® Index.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective.

Pending Merger - On March 27, 2009, the Board approved a proposal to reorganize the Portfolio into ING International Index Portfolio. If shareholder approval is obtained, it is expected that the reorganization will take place during the third quarter of 2009. Shareholders will be notified if the reorganization is not approved. After the reorganization you will hold shares of ING International Index Portfolio. For more information regarding ING International Index Portfolio, please contact a Shareholder Services representative at (800) 366-0066.

Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the Sub-Adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

13

Description of the Portfolios (continued)

Convertible Securities Risk
Derivatives Risk
Equity Securities Risk
Foreign Investment Risk
Index Strategy Risk
Investment Models Risk
Liquidity Risk
Manager Risk
Market and Company Risk
Market Capitalization Risk
Market Trends Risk
Other Investment Companies Risk
Portfolio Turnover Risk
Securities Lending Risk

Please see “Summary of Principal Risks” following the “Description of the Portfolios” section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information (“SAI”).

Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the changes in the Portfolio’s performance from year to year, and the table compares the Portfolio’s performance to the performance of a broad measure of market performance for the same period. The Portfolio’s past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s Class S shares’ performance from year to year.

Year-by-Year Total Returns(1)
(For the periods ended December 31 of each year)

Best and Worst Quarterly Returns during this Period:

Best:	4th Quarter	2006:	10.03%
Worst:	3rd Quarter	2008:	(20.36)%
14

Description of the Portfolios (continued)

The following table provides some indication of the risks of investing in the Portfolio by comparing the Portfolio’s Class S shares’ performance to that of a broad measure of market performance – the Morgan Stanley Capital International Europe, Australasia and Far East® Index (“MSCI EAFE® Index”). The MSCI EAFE® Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australasia and the Far East. The index includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in the index.

Average Annual Total Returns(1) (For the periods ended December 31, 2008)
	1 Year	5 Years (or Life of Class)	10 Years
Class S Return	(43.81)%	(5.02)%(1)	N/A
MSCI EAFE® Index	(43.38)%	(3.47)%(2)	N/A
(1)	Class S shares commenced operations on July 29, 2005.
(2)	The index return is for the period beginning August 1, 2005.
15

Description of the Portfolios (continued)

ING International Growth Opportunities Portfolio

Sub-Adviser

ING Investment Management Co. (“ING IM”)

Investment Objective

Long-term growth of capital. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

Under normal conditions, the Portfolio invests at least 65% of its net assets in equity securities of issuers located in a number of different countries outside of the United States. The Portfolio invests primarily in companies with a large market capitalization, but may also invest in mid- and small-sized companies. The Portfolio generally invests in common and preferred stocks, warrants and convertible securities. The Portfolio may invest in companies located in countries with emerging securities markets when the Sub-Adviser believes they present attractive investment opportunities. The Portfolio may invest in government debt securities of developed foreign countries. The Portfolio may invest up to 35% of its assets in securities of U.S. issuers, including investment-grade government and corporate debt securities. The Portfolio may invest in derivative instruments, including futures. The Portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

The Sub-Adviser primarily uses a bottom-up fundamental analysis to identify stocks which it believes offer relatively attractive growth prospects relative to their peers in the same industry, sector or region. The valuation characteristics of stocks expected to exhibit growth are also assessed to determine whether the expected growth allows for capital appreciation. Customized sector, country and universe screens are employed to help rank stocks in terms of their relative attractiveness based on a blend of growth and valuation factors. The relative riskiness of individual securities is also assessed prior to a decision to purchase a security.

The Portfolio may employ currency hedging strategies to seek to protect the portfolio from adverse effects on the U.S. dollar.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective.

Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the Sub-Adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Call Risk
Convertible Securities Risk
Credit Risk
Currency Risk
Debt Securities Risk
Derivatives Risk
Emerging Markets Risk
Equity Securities Risk
Foreign Investment Risk
Growth Investing Risk
Interest Rate Risk
Liquidity Risk
Manager Risk
Market and Company Risk
Market Capitalization Risk
Market Trends Risk
Mid-Capitalization Company Risk
Other Investment Companies Risk
Portfolio Turnover Risk
Securities Lending Risk
Small-Capitalization Company Risk
Sovereign Debt Risk

16

Description of the Portfolios (continued)

Please see “Summary of Principal Risks” following the “Description of the Portfolios” section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information (“SAI”).

Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the changes in the Portfolio’s performance from year to year, and the table compares the Portfolio’s performance to the performance of a broad measure of market performance for the same period. The Portfolio’s past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s Class S shares’ performance from year to year.

Year-by-Year Total Returns(1)(2)
(For the periods ended December 31 of each year)

Best and Worst Quarterly Returns during this Period:

Best:	2nd Quarter	2003:	16.16%
Worst:	3rd Quarter	2008:	(27.76)%
17

Description of the Portfolios (continued)

The following table provides some indication of the risks of investing in the Portfolio by comparing the Portfolio’s Class S shares’ performance to that of a broad measure of market performance – the Morgan Stanley Capital International Europe, Australasia and Far East GrowthSM (“MSCI EAFE GrowthSM”) Index. The MSCI EAFE GrowthSM Index is an unmanaged index that measures the performance in 20 countries within Europe, Australasia and the Far East with a greater-than-average growth orientation. The index includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in the index.

Average Annual Total Returns(1)(2) (For the periods ended December 31, 2008)
	1 Year	5 Years	10 Years (or Life of Class)
Class S Return	(52.34)%	(2.41)%	(0.54)%(1)
MSCI EAFE GrowthSM Index	(42.70)%	1.43%	2.77%(3)
(1)	Class S shares commenced operations on December 17, 2001.
(2)	On April 30, 2007, the Portfolio changed its name from ING International Portfolio to ING International Growth Opportunities Portfolio.
(3)	The index return is for the period beginning January 1, 2002.
18

Description of the Portfolios (continued)

ING JPMorgan Small Cap Core Equity Portfolio

Sub-Adviser

J.P. Morgan Investment Management Inc. (“JPMorgan”)

Investment Objective

Capital growth over the long term. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of small-capitalization companies. The Portfolio will provide shareholders with at least 60 days’ prior notice of any change in this investment policy. The Sub-Adviser defines small-capitalization companies as companies with market capitalization equal to those within a universe of Russell 2000® Index stocks. Market capitalization is the total market value of a company’s shares.

The Sub-Adviser uses a multi-style approach, under which the portfolio managers select assets for the Portfolio in complementary styles. Through both fundamental and quantitative analysis, the portfolio management team focuses on companies that have a core competitive advantage and appear relatively attractive to other companies within the same economic sector. They base this analysis on a number of quantitative factors, as well as qualitative insights into industries and individual companies gathered through fundamental research. The sector and stock weightings of the investments selected will vary from weightings of the Russell 2000® Index only within limits established by the investment team.

The Portfolio may also invest up to 20% of its total assets in foreign securities. These investments may take the form of depositary receipts. The Portfolio may also invest up to 20% of its total assets in convertible securities which generally pay interest or dividends and which can be converted into common or preferred stock.

Although the Portfolio intends to invest primarily in equity securities, under normal market conditions, it may invest up to 20% of its total assets in high-quality money market instruments and repurchase agreements.

The Portfolio’s equity holdings may include real estate investment trusts, which are pools of investments consisting primarily of income-producing real estate or loans related to real estate.

The Portfolio may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Portfolio may use derivatives to hedge various market risks or to increase the Portfolio’s income or gain.

The Portfolio may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended and the rules, regulations and exemptive orders thereunder.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the Sub-Adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Convertible Securities Risk
Depositary Receipts Risk
Derivatives Risk
Equity Securities Risk
Foreign Investment Risk
Growth Investing Risk
Investment Models Risk
Liquidity Risk
Manager Risk
Market and Company Risk
Market Capitalization Risk
Mid-Capitalization Company Risk
19

Description of the Portfolios (continued) Mortgage-Related Securities Risk
Other Investment Companies Risk
Real Estate Investment Trusts Risk
Securities Lending Risk
Small-Capitalization Company Risk
Value Investing Risk

Please see “Summary of Principal Risks” following the “Description of the Portfolios” section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information (“SAI”).

Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the changes in the Portfolio’s performance from year to year, and the table compares the Portfolio’s performance to the performance of a broad measure of market performance for the same period. The Portfolio’s past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s Class S shares’ performance from year to year.

Year-by-Year Total Returns(1)(2)
(For the periods ended December 31 of each year)

Best and Worst Quarterly Returns during this Period:

Best:	2nd Quarter	2003:	15.19%
Worst:	4th Quarter	2008:	(23.08)%
20

Description of the Portfolios (continued)

The following table provides some indication of the risks of investing in the Portfolio by comparing the Portfolio’s Class S shares’ performance to that of a broad measure of market performance – the Russell 2000® Index. The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which contains the 3,000 largest U.S. companies, based on total market capitalization. The index does not reflect fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in the index.

Average Annual Total Returns(1)(2) (For the periods ended December 31, 2008)
	1 Year	5 Years	10 Years (or Life of Class)
Class S Return	(29.95)%	0.95%	1.64%(1)
Russell 2000® Index	(33.79)%	(0.93)%	0.95%(3)
(1)	Class S shares commenced operations on May 1, 2002.
(2)	JPMorgan has managed the Portfolio since May 1, 2002. On November 6, 2006, the Portfolio changed its name from ING JPMorgan Small Cap Equity Portfolio to ING JPMorgan Small Cap Core Equity Portfolio.
(3)	The index return is for the period beginning May 1, 2002.
21

Description of the Portfolios (continued)

ING JPMorgan Value Opportunities Portfolio

Sub-Adviser

J.P. Morgan Investment Management Inc. (“JPMorgan”)

Investment Objective

Long-term capital appreciation. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

Under normal circumstances, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of mid- and large-capitalization companies at the time of purchase. The Sub-Adviser considers issuers with market capitalizations between $2 billion and $5 billion to be mid-capitalization companies and those with market capitalizations above $5 billion to be large-capitalization companies. Market capitalization is the total market value of a company’s shares. The Sub-Adviser builds a portfolio that it believes has characteristics of undervalued securities.

Equity securities in which the Portfolio may invest include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

The Portfolio may invest any portion of its assets that is not in equity securities in high-quality money market instruments and repurchase agreements.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Portfolio may invest. The Portfolio may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Portfolio may use derivatives to hedge various investments and for risk management.

The Portfolio may invest in mortgage-related securities issued by government entities and private issuers.

The Portfolio may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended and the rules, regulations and exemptive orders thereunder.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

Pending Merger - On March 27, 2009, the Board approved a proposal to reorganize the Portfolio into ING RussellTM Large Cap Value Index Portfolio. If shareholder approval is obtained, it is expected that the reorganization will take place during the third quarter of 2009. Shareholders will be notified if the reorganization is not approved. After the reorganization you will hold shares of ING RussellTM Large Cap Value Index Portfolio. For more information regarding ING RussellTM Large Cap Value Index Portfolio, please contact a Shareholder Services representative at (800) 366-0066.

Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the Sub-Adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Convertible Securities Risk
Depositary Receipts Risk
Derivatives Risk
Equity Securities Risk
Foreign Investment Risk
Interest Rate Risk
Investment Style Risk
Liquidity Risk
Manager Risk
Market and Company Risk
Market Capitalization Risk
Mid-Capitalization Company Risk
Mortgage-Related Securities Risk
Other Investment Companies Risk
Price Volatility Risk
Securities Lending Risk
Value Investing Risk

22

Description of the Portfolios (continued)

Please see “Summary of Principal Risks” following the “Description of the Portfolios” section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information (“SAI”).

Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the changes in the Portfolio’s performance from year to year, and the table compares the Portfolio’s performance to the performance of a broad measure of market performance for the same period. The Portfolio’s past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s Class S shares’ performance from year to year.

Year-by-Year Total Returns(1)
(For the periods ended December 31 of each year)

Best and Worst Quarterly Returns during this Period:

Best:	4th Quarter	2006:	8.28%
Worst:	4th Quarter	2008:	(20.77)%
23

Description of the Portfolios (continued)

The following table provides some indication of the risks of investing in the Portfolio by comparing the Portfolio’s Class S shares’ performance to that of a broad measure of market performance – the Russell 1000® Value Index. The Russell 1000® Value Index is an unmanaged index that measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values. The index does not reflect fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in the index.

Average Annual Total Returns(1) (For the periods ended December 31, 2008)
	1 Year	5 Years (or Life of Class)	10 Years
Class S Return	(39.49)%	(6.83)%(1)	N/A
Russell 1000® Value Index	(36.85)%	(4.66)%(2)	N/A
(1)	Class S shares commenced operations on April 29, 2005.
(2)	The index return is for the period beginning May 1, 2005.
^
24

Description of the Portfolios (continued)

ING Limited Maturity Bond Portfolio

Sub-Adviser

ING Investment Management Co. (“ING IM”)

Investment Objectives

Highest current income consistent with low risk to principal and liquidity. As a secondary objective, the Portfolio seeks to enhance its total return through capital appreciation when market factors, such as falling interest rates and rising bond prices, indicate that capital appreciation may be available without significant risk to principal. The Portfolio’s investment objectives are not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

The Portfolio seeks to achieve its investment objectives by investing under normal circumstances at least 80% of its net assets (plus borrowing for investment purposes) in a diversified portfolio of bonds that are primarily limited maturity debt securities. The Portfolio will provide shareholders with at least 60 days’ prior notice of any change in this investment policy. These short to intermediate-term debt securities have remaining maturities of seven years or less. The dollar-weighted average maturity of the Portfolio generally will not exceed five years and in periods of rising interest rates may be shortened to one year or less. Under normal market conditions, the Portfolio maintains significant exposure to government securities.

The Sub-Adviser utilizes the following decision making process to achieve the Portfolio’s objectives:

  Active Duration Management.  The average duration of the Portfolio is actively managed relative to the benchmark’s average duration. In rising interest rate environments, the average duration will tend to be equal to or less than the benchmark and in falling interest rate environments, the average duration will tend to be greater than the benchmark;
  Yield Curve Analysis.  The yield curve shape is assessed to identify the risk/reward trade-off of maturity decisions and market expectations of future interest rates;
  Sector Selection.  Sectors are overweighted or underweighted relative to the benchmark based on sector analysis and market opportunities. Sectors are broadly defined to include U.S. Treasury securities, U.S. government agency securities, corporate securities, mortgage-backed securities, asset-backed securities and money market securities. The Sub-Adviser may further evaluate groupings within sectors such as various industry groups within the corporate securities sector (e.g., finance, industrials, utilities, etc.); and
  Security Selection.  The Sub-Adviser emphasizes individual securities with positive credit fundamentals, liquidity and relative value within their respective sectors.

The Portfolio invests in non-government securities, issued by companies of all sizes, only if rated investment-grade by a Nationally Recognized Statistical Rating Organization (e.g., Baa3 or better by Moody’s Investors Service, Inc. (“Moody’s”) or BBB- or better by Standard & Poor’s Ratings Services (“S&P”) or BBB- or better by Fitch Ratings (“Fitch”) or, if not rated by Moody’s, S&P or Fitch, the Sub-Adviser determines at the time of purchase that they are of comparable quality. Money market securities must be rated in the two highest rating categories by Moody’s (P-1 or P-2), S&P (A-1+, A-1 or A-2) or Fitch (A-1+, A-1 or A-2), or determined, at the time of purchase, to be of comparable quality by the Sub-Adviser. For a description of bond ratings, please refer to the Statement of Additional Information (“SAI”).

The Portfolio may also invest in: preferred stocks; U.S. government securities, securities of foreign governments and supranational organizations; mortgage bonds; municipal bonds, notes and commercial paper; and debt securities of foreign issuers. The Portfolio may engage in dollar roll transactions and swap agreements, including credit default swaps. The Portfolio may use options and futures contracts involving securities, securities indices and interest rates. A portion of the Portfolio’s assets may be invested in mortgage-backed and asset-backed debt securities.

In addition, private placements of debt securities (which are often restricted securities) are eligible for purchase along with other illiquid securities, subject to appropriate limits.

The Portfolio may borrow up to 10% of the value of its net assets. This amount may be increased to 25% for temporary purposes.

The Portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

25

Description of the Portfolios (continued) The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective.

Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the Sub-Adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Asset-Backed Securities Risk
Borrowing Risk
Call Risk
Credit Risk
Credit Derivatives Risk
Debt Securities Risk
Derivatives Risk
Equity Securities Risk
Foreign Investment Risk
Income Risk
Interest Rate Risk
Leveraging Risk
Liquidity Risk
Manager Risk
Mortgage-Related Securities Risk
Other Investment Companies Risk
Portfolio Turnover Risk
Restricted and Illiquid Securities Risk
Sector Risk
Securities Lending Risk
Sovereign Debt Risk
U.S. Government Securities and Obligations Risk

Please see “Summary of Principal Risks” following the “Description of the Portfolios” section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information (“SAI”).

Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the changes in the Portfolio’s performance from year to year, and the table compares the Portfolio’s performance to the performance of a broad measure of market performance for the same period. The Portfolio’s past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

26

Description of the Portfolios (continued)

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s Class S shares’ performance from year to year.

Year-by-Year Total Returns
(For the periods ended December 31 of each year)

Best and Worst Quarterly Returns during this Period:

Best:	3rd Quarter	2001:	4.19%
Worst:	3rd Quarter	2008:	(2.99)%

The following table provides some indication of the risks of investing in the Portfolio by comparing the Portfolio’s Class S shares’ performance to that of a broad measure of market performance – the Barclays Capital 1-3 Year U.S. Government/Credit Bond Index (formerly, the Lehman Brothers® 1-3 Year U.S. Government/Credit Bond Index). The Barclays Capital 1-3 Year U.S. Government/Credit Bond Index is an index of publicly issued investment grade fixed-rate debt securities, including Treasuries, Agencies and credit securities with a maturity of one-to-three years. The index does not reflect fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in the index.

Average Annual Returns (For the periods ended December 31, 2008)
	1 Year	5 Years	10 Years
Class S Return	(0.23)%	2.45%	3.97%
Barclays Capital 1-3 Year U.S. Government/Credit Bond Index	4.97%	3.81%	4.79%

27

Description of the Portfolios (continued)

ING Lord Abbett Affiliated Portfolio

Sub-Adviser

Lord, Abbett & Co. LLC (“Lord Abbett”)

Investment Objectives

Long-term growth of capital. Current income is a secondary objective. The Portfolio’s investment objectives are not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

Under normal market conditions, the Portfolio invests primarily in equity securities of large, seasoned, U.S. and multinational companies that the Sub-Adviser believes are undervalued. Value stocks are stocks of companies that the Sub-Adviser believes the market undervalues according to certain financial measurements of their intrinsic worth or business prospects. The Sub-Adviser defines a large company as one having a market capitalization, at the time of purchase, that falls within the market capitalization range of companies in the Russell 1000® Index. As of December 31, 2008, the market capitalization range of the Russell 1000® Index was $24 million to $421.7 billion. This range may vary daily.

Equity securities in which the Portfolio may invest include common stocks, preferred stocks, convertible securities, warrants, and similar instruments. In selecting investments for the Portfolio, the Sub-Adviser seeks to invest in securities of large, well-known companies selling at prices believed to be reasonable in relation to its assessment of their potential value. In selecting investments for the Portfolio, the Sub-Adviser looks for issuers that are “seasoned,” meaning that the Sub-Adviser views them as established companies whose securities have gained a reputation for quality among investors and are liquid in the market.

The Portfolio may invest up to 10% of its assets in foreign securities and also may invest in American Depositary Receipts and similar depositary receipts, which are not subject to the 10% limit on investment. The Portfolio may invest in convertible bonds and convertible preferred stock, and in derivatives and similar instruments. The Portfolio’s derivatives investments may include, but are not limited to, options, futures, forward contracts, swap agreements, warrants and rights. In addition, the Portfolio may buy and sell options on securities and securities indices for hedging or cross-hedging purposes or to seek to increase total return, and may sell covered call options on its portfolio securities in an attempt to increase income and to provide greater flexibility in the disposition of such securities.

The Portfolio may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended and the rules, regulations and exemptive orders thereunder.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the Sub-Adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Convertible Securities Risk
Depositary Receipts Risk
Derivatives Risk
Equity Securities Risk
Foreign Investment Risk
Liquidity Risk
Manager Risk
Market and Company Risk
Market Capitalization Risk
Market Trends Risk
Other Investment Companies Risk
Securities Lending Risk
Value Investing Risk

Please see “Summary of Principal Risks” following the “Description of the Portfolios” section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does
28

Description of the Portfolios (continued) not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information (“SAI”).

Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the changes in the Portfolio’s performance from year to year, and the table compares the Portfolio’s performance to the performance of a broad measure of market performance for the same period. The Portfolio’s past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s Class S shares’ performance from year to year.

Year-by-Year Total Returns(1)(2)
(For the periods ended December 31 of each year)

Best and Worst Quarterly Returns during this Period:

Best:	2nd Quarter	2003:	19.58%
Worst:	4th Quarter	2008:	(20.13)%
29

Description of the Portfolios (continued)

The following table provides some indication of the risks of investing in the Portfolio by comparing the Portfolio’s Class S shares’ performance to that of a broad measure of market performance – the Russell 1000® Value Index. The Russell 1000® Value Index is an unmanaged index that measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values. The index does not reflect fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in the index.

Average Annual Total Returns(1)(2) (For the periods ended December 31, 2008)
	1 Year	5 Year	10 Years (or Life of Class)
Class S Return	(36.58)%	(2.07)%	(0.07)%(1)
Russell 1000® Value Index	(36.85)%	(0.79)%	1.10%(3)
(1)	Class S shares commenced operations on February 1, 2000.
(2)	Lord Abbett has managed the Portfolio since December 1, 2005. Prior to December 1, 2005, the Portfolio was managed by Salomon Brothers Asset Management Inc., and had a different investment objective and principal investment strategies. Performance prior to December 1, 2005 is attributable to Salomon Brothers Asset Management Inc.
(3)	The index return is for the period beginning February 1, 2000.
30

Description of the Portfolios (continued)

ING PIMCO High Yield Portfolio

Sub-Adviser

Pacific Investment Management Company LLC (“PIMCO”)

Investment Objective

Maximum total return, consistent with the preservation of capital and prudent investment management. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets (plus borrowings for investment purposes) in a diversified portfolio of high-yield securities (“junk bonds”) which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements rated below investment-grade but rated at least CCC/Caa by Moody’s Investors Service, Inc., Standard and Poor’s Ratings Services, or Fitch Ratings, or if unrated, determined by the Sub-Adviser to be of comparable quality, subject to a maximum of 5% of total assets in CCC/Caa securities, determined at the time of investment. The Portfolio will provide shareholders with at least 60 days’ prior notice of any change in this investment policy.

The remainder of the Portfolio’s assets may be invested in investment-grade fixed-income instruments. The average portfolio duration of the Portfolio normally varies within two years (plus or minus) of the duration of the Merrill Lynch U.S. High Yield BB-B Rated Constrained Index, which as of December 31, 2008 was 4.14 years. The Portfolio may invest up to 20% of its total assets in non-U.S. dollar-denominated securities and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio also may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. The Portfolio may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the Portfolio’s total assets.

The fixed-income instruments in which the Portfolio may invest include: securities issued or guaranteed by the U.S. government, its agencies or government-sponsored enterprises; corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper; mortgage-backed and other asset-backed securities; inflation-indexed bonds issued by both governments and corporations; structured notes, including hybrid or “indexed” securities and event-linked bonds; loan participations and assignments; delayed funding loans and revolving credit facilities; bank certificates of deposit, fixed-time deposits and bankers’ acceptances; repurchase agreements on fixed-income instruments and reverse repurchase agreements on fixed-income instruments; debt securities issued by state or local governments and their agencies, authorities and other government-sponsored enterprises; obligations of non-U.S. governments or their subdivisions, agencies, and government-sponsored enterprises; obligations of international agencies or supranational entities. The Portfolio may invest in derivatives based on fixed-income instruments, such as forwards, options, futures contracts or swaps agreements. The Portfolio may engage in short sales and may invest up to 10% of its total assets in preferred stocks.

The Portfolio may invest all of its assets in derivative instruments such as options, futures contracts or swap agreements or in mortgage- or asset-backed securities. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as “buy backs” or “dollar rolls”). The “total return” sought by the Portfolio consists of income earned on the Portfolio’s investments, plus capital improvements, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

The Portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted by the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective.

31

Description of the Portfolios (continued) Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the Sub-Adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Borrowing Risk
Call Risk
Convertible Securities Risk
Credit Derivatives Risk
Credit Risk
Currency Risk
Debt Securities Risk
Derivatives Risk
Emerging Markets Risk
Equity Securities Risk
Foreign Investment Risk
High-Yield, Lower-Grade Debt Securities Risk
Income Risk
Interest Rate Risk
Leveraging Risk
Liquidity Risk
Manager Risk
Market and Company Risk
Maturity Risk
Mortgage-Related Securities Risk
Other Investment Companies Risk
Portfolio Turnover Risk
Securities Lending Risk
Short Sales Risk
Sovereign Debt Risk
U.S. Government Securities and Obligations Risk
When Issued and Delayed Delivery Securities and Commitments Risk

Please see “Summary of Principal Risks” following the “Description of the Portfolios” section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information (“SAI”).

Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the changes in the Portfolio’s performance from year to year, and the table compares the Portfolio’s performance to the performance of two broad measures of market performance for the same period. The Portfolio’s past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

32

Description of the Portfolios (continued)

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s Class S shares’ performance from year to year.

Year-by-Year Total Returns(1)
(For the periods ended December 31 of each year)

Best and Worst Quarterly Returns during this Period:

Best:	4th Quarter	2006:	3.60%
Worst:	3rd Quarter	2008:	(11.22)%

The following table provides some indication of the risks of investing in the Portfolio by comparing the Portfolio’s Class S shares’ performance to those of two broad measures of market performance – the Merrill Lynch U.S. High Yield, BB-B Rated 2%, Constrained Index (“Merrill Lynch U.S. High Yield Constrained Index”) and the Merrill Lynch U.S. High Yield BB-B Rated Index (“Merrill Lynch U.S. High Yield Rated Index”). The Merrill Lynch U.S. High Yield Constrained Index tracks the performance of BB- B rated U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Qualifying bonds are capitalization-weighted provided the total allocation to an individual issuer (defined by Bloomberg) does not exceed 2%. The Merrill Lynch U.S. High Yield Rated Index is an unmanaged index of bonds rated BB and B by Moody’s or Standard & Poor’s. The Merrill Lynch U.S. High Yield Rated Index is included to provide additional comparison information.The indices do not reflect fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in the indices.

Average Annual Total Returns(1) (For the periods ended December 31, 2008)
	1 Year	5 Years (or Life of Class)	10 Years
Class S shares	(22.53)%	(0.18)%(1)	N/A
Merrill Lynch U.S. High Yield Constrained Index	(23.31)%	(0.69)%(2)	N/A
Merrill Lynch U.S. High Yield Rated Index	(23.71)%	(0.65)%(2)	N/A
(1)	Class S shares commenced operations on May 3, 2004.
(2)	The index returns are for the period beginning May 1, 2004.
33

Description of the Portfolios (continued)

ING Pioneer Equity Income Portfolio

Sub-Adviser

Pioneer Investment Management, Inc. (“Pioneer”)

Investment Objective

Current income and long-term growth of capital from a portfolio consisting primarily of equity securities of U.S. corporations that are expected to produce income. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

Normally, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of U.S. issuers that are expected to produce income. The Portfolio will provide shareholders with at least 60 days’ prior notice of any change in this investment policy. The income-producing equity securities in which the Portfolio may invest include common stocks, preferred stocks, equity-based exchange-traded funds and equity interests in real estate investment trusts. The Sub-Adviser may invest up to 20% of its total assets in equity and debt securities of non-U.S. corporate issuers and debt securities of non-U.S. government issuers. The Portfolio will not invest more than 5% of its total assets in the securities of emerging market issuers. The remainder of the assets may be invested in debt securities, most of which are expected to be convertible into common stocks.

Generally, the Portfolio acquires debt securities that are investment-grade, but the Portfolio may invest up to 10% of its net assets in below investment-grade debt securities, including convertible debt securities.

The Sub-Adviser uses a value approach to select the Portfolio’s investments. Using this investment style, the Sub-Adviser seeks securities selling at substantial discounts to their underlying values and then holds these securities until the market values reflect their intrinsic values. The Sub-Adviser evaluates a security’s potential value, including the attractiveness of its market valuation, based on the company’s assets and prospects for earnings growth. The Sub-Adviser also considers a security’s potential to provide a reasonable amount of income. In making these assessments, the Sub-Adviser employs due diligence and fundamental research, an evaluation of the issuer based on its financial statements and operations, employing a bottom-up analytic style. The Sub-Adviser relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research. The Sub-Adviser focuses on the quality and price of individual issuers, not on economic sector or market-timing strategies. Factors the Sub-Adviser looks for in selecting investments include:

  favorable expected returns relative to perceived risk;
  management with demonstrated ability and commitment to the company;
  low market valuations relative to earnings forecast, book value, cash flow and sales; and
  good prospects for dividend growth.

The Portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted by the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may lend the portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the Sub-Adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Convertible Securities Risk
Credit Risk
Debt Securities Risk
Emerging Markets Risk
Equity Securities Risk
Foreign Securities Risk
34

Description of the Portfolios (continued) High-Yield, Lower Grade Debt Securities Risk
Interest Rate Risk
Liquidity Risk
Manager Risk
Market and Company Risk
Market Capitalization Risk
Market Trends Risk
Other Investment Companies Risk
Real Estate Investment Trusts Risk
Securities Lending Risk
Value Investing Risk

Please see “Summary of Principal Risks” following the “Description of the Portfolios” section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information (“SAI”).

Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the Portfolio’s performance for the first full calendar year of operations, and the table compares the Portfolio’s performance to the performance of a broad measure of market performance for the same period. The Portfolio’s past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

In addition, performance of a similarly managed fund is presented in the section of this Prospectus entitled “Performance of a Similarly Managed Mutual Fund.”

The bar chart below provides some indication of the risks of investing in the Portfolio by showing the Portfolio’s Class S shares’ performance for the first full calendar year of operations.

Year-by-Year Total Return(1)
(For the period ended December 31)

Best and Worst Quarterly Returns during this Period:

Best:	2nd Quarter	2008:	(1.28)%
Worst:	4th Quarter	2008:	(20.75)%
35

Description of the Portfolios (continued)

The following table provides some indication of the risks of investing in the Portfolio by comparing the Portfolio’s Class S shares’ performance to that of a broad measure of market performance – the Russell 1000® Value Index. The Russell 1000® Value Index is an unmanaged index that measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values. It includes the reinvestment of dividends net of witholding taxes, but does not reflect fees, brokerage commissions, or other expenses of investing. It is not possible to invest directly in the index.

Average Annual Total Returns(1) (For the periods ended December 31, 2008)
	1 Year	5 Years (or Life of Class)	10 Years
Class S Return	(30.34)%	(23.29)%(1)	N/A
Russell 1000® Value Index	(36.85)%	(26.36)%(2)	N/A
(1)	Class S shares commenced operations on May 11, 2007.
(2)	The index return is for the period beginning May 1, 2007.
36

Description of the Portfolios (continued)

ING Pioneer Fund Portfolio

Sub-Adviser

Pioneer Investment Management, Inc. (“Pioneer”)

Investment Objective

Reasonable income and capital growth. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

The Portfolio invests in a broad list of carefully selected securities believed to be reasonably priced, rather than in securities whose prices reflect a premium resulting from their current market popularity. The Portfolio invests the major portion of its assets in equity securities, primarily of U.S. issuers. For purposes of the Portfolio’s investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as exchange-traded funds that invest primarily in equity securities, equity interests in real estate investment trust (“REITs”), depositary receipts, warrants, rights and preferred stocks. The Portfolio may invest up to 20% in REITs.

The Portfolio may also invest up to 20% of its total assets in foreign issuers.

The Portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted by the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

The Sub-Adviser uses a value approach to select the Portfolio’s investments. Using this investment style, the Portfolio seeks securities believed by the Sub-Adviser to be selling at reasonable prices or substantial discounts to their underlying values and then holds these securities until the market values reflect their intrinsic values. The Sub-Adviser evaluates a security’s potential value, including the attractiveness of its market valuation, based on the company’s assets and prospects for earnings growth. In making that assessment, the Sub-Adviser employs due diligence and fundamental research as well as an evaluation of the issuer based on its financial statements and operations. The Sub-Adviser also considers a security’s potential to provide a reasonable amount of income. The Sub-Adviser relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research. The Sub-Adviser focuses on the quality and price of individual issuers, not on economic sector or market-timing strategies. Factors the Sub-Adviser looks for in selecting investments include:

  favorable expected returns relative to perceived risk;
  above average potential for earnings and revenue growth;
  low market valuations relative to earnings forecast, book value, cash flow and sales; and
  a sustainable competitive advantage, such as a brand name, customer base, proprietary technology or economies of scale.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the Sub-Adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Convertible Securities Risk
Depositary Receipts Risk
Derivatives Risk
Equity Securities Risk
Foreign Investment Risk
Liquidity Risk
Manager Risk
Market and Company Risk
Other Investment Companies Risk
Real Estate Investment Trusts Risk
Securities Lending Risk
Value Investing Risk

37

Description of the Portfolios (continued)

Please see “Summary of Principal Risks” following the “Description of the Portfolios” section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information (“SAI”).

Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the changes in the Portfolio’s performance from year to year, and the table compares the Portfolio’s performance to the performance of a broad measure of market performance for the same period. The Portfolio’s past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s Class S shares’ performance from year to year.

Year-by-Year Total Returns(1)
(For the periods ended December 31 of each year)

Best and Worst Quarterly Returns during this Period:

Best:	2nd Quarter	2007:	6.18%
Worst:	4th Quarter	2008:	(22.35)%
38

Description of the Portfolios (continued)

The following table provides some indication of the risks of investing in the Portfolio by comparing the Portfolio’s Class S shares’ performance to that of a broad measure of market performance – the Standard & Poor’s 500® Composite Stock Price (“S&P 500®”) Index. The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States. The index does not reflect fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in the index.

Average Annual Total Returns(1) (For the periods ended December 31, 2008)
	1 Year	5 Years (or Life of Class)	10 Years
Class S Return	(34.72)%	(3.64)%(1)	N/A
S&P 500® Index	(37.00)%	(4.61)%(2)	N/A
(1)	Class S shares commenced operations on May 3, 2005.
(2)	The index return is for the period beginning May 1, 2005.
39

Description of the Portfolios (continued)

ING Stock Index Portfolio

Sub-Adviser

ING Investment Management Co. (“ING IM”)

Investment Objective

Total return. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

The Portfolio normally invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies included in the Standard & Poor’s 500® Composite Stock Price (“S&P 500®”) Index or equity securities of companies that are representative of the S&P 500® Index (including derivatives). The Portfolio will provide shareholders with at least 60 days’ prior notice of any change in this investment policy.

The Portfolio invests principally in common stock and employs a “passive management” approach designed to track the performance of the S&P 500® Index, which is denominated by stocks of large U.S. companies. The Portfolio usually attempts to replicate the target index by investing all, or substantially all, of its assets in stocks that make up the S&P 500® Index. The replication method implies that the Portfolio holds each security found in its target index in approximately the same proportion as represented in the index itself.

Under certain circumstances, the Portfolio may not hold all of the same securities as the S&P 500® Index. The Portfolio may also invest in stock index futures and other derivatives as a substitute for the sale or purchase of securities in the S&P 500® Index and to provide equity exposure to the Portfolio’s cash position. Although the Portfolio attempts to track, as closely as possible, the performance of the S&P 500® Index, the Portfolio does not always perform exactly like its target index. Unlike the S&P 500® Index, the Portfolio has operating expenses, and transaction costs and therefore, has a slight performance disadvantage over the S&P 500® Index.

In the event that the Portfolio’s market value is $50 million or less, in order to replicate investment in stocks listed on the S&P 500® Index, the Sub-Adviser may invest the entire amount of the Portfolio’s assets in S&P 500® Index futures, in exchange-traded funds (“ETFs”), or in a combination of S&P 500® Index futures and ETFs, subject to any limitation on the Portfolio’s investments in such securities. ETFs are passively managed investment companies traded on a securities exchange whose goal is to track or replicate a desired index.

The Portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive thereunder.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the Sub-Adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Derivatives Risk
Equity Securities Risk
Index Strategy Risk
Liquidity Risk
Market and Company Risk
Market Capitalization Risk
Mid-Capitalization Company Risk
Other Investment Companies Risk
Securities Lending Risk

Please see “Summary of Principal Risks” following the “Description of the Portfolios” section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does
40

Description of the Portfolios (continued) not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information (“SAI”).

Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the changes in the Portfolio’s performance from year to year, and the table compares the Portfolio’s performance to the performance of a broad measure of market performance for the same period. The Portfolio’s past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s Class I shares’ (2005-2007) and Class S shares’ (2008) performance from year to year. Class I shares’ performance has been adjusted to reflect the higher expenses of the Class S shares.

Year-by-Year Total Returns(1)
(For the periods ended December 31 of each year)

Best and Worst Quarterly Returns during this Period:

Best:	4th Quarter	2006:	6.58%
Worst:	4th Quarter	2008:	(22.03)%
41

Description of the Portfolios (continued)

The following table provides some indication of the risks of investing in the Portfolio by comparing the Portfolio’s Class S shares’ and Class I shares’ performance to that of a broad measure of market performance – the Standard & Poor’s 500® Composite Stock Price (“S&P 500®”) Index. The S&P 500® is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States. Class I shares’ performance has been adjusted to reflect the higher expenses of Class S shares. The index does not reflect fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in the index.

Average Annual Total Returns(1) (For the periods ended December 31, 2008)
	1 Year	5 Years (or Life of Class)	10 Years
Class S shares	(37.35)%	(24.35)%(1)	N/A
S&P 500® Index	(37.00)%	(24.04)%(2)	N/A
Class I shares (adjusted)	(37.30)%	(2.86)%(1)	N/A
S&P 500® Index	(37.00)%	(2.36)%(2)	N/A
(1)	Class S shares commenced operations on April 30, 2007. Class I shares commenced operations on May 3, 2004. Class I shares are not offered in this Prospectus. If they had been offered, Class S shares would have had substantially similar annual returns as Class I shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class I and Class S shares have different expenses.
(2)	The index return for Class S shares is for the period beginning May 1, 2007. The index return for Class I shares is for the period beginning May 1, 2004.
42

Description of the Portfolios (continued)

ING Wells Fargo Small Cap Disciplined Portfolio

Sub-Adviser

Wells Capital Management, Inc. (“Wells Capital Management”)

Investment Objective

Long-term capital appreciation. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

The Portfolio normally invests at least 80% of its net assets (plus borrowings for investment purposes) in the securities of small-capitalization companies that the Sub-Adviser believes will present attractive opportunities but have not been widely recognized by investment analysts or the financial press. The Portfolio will provide shareholders with at least 60 days’ prior written notice of any change in this investment policy. The Sub-Adviser defines small-capitalization companies as companies whose market capitalization is substantially similar to that of companies in the Russell 2500TM Index at the time of purchase. The range of the Russell 2500TM Index was $7 million to $6.8 billion, as of December 31, 2008. The market capitalization of companies in the index changes with market conditions and the composition of the index. The Portfolio may invest in any sector, and at times, the Sub-Adviser may emphasize one or more particular sectors. The Portfolio may invest up to 25% of its total assets in foreign securities.

The Portfolio may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended and the rules, regulations and exemptive orders thereunder.

The Sub-Adviser seeks to take advantage of the market’s attention on short-term prospects by focusing on indicators of a company’s long-term success, such as balance sheets and underlying assets.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the Sub-Adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Equity Securities Risk
Foreign Investment Risk
Liquidity Risk
Manager Risk
Market and Company Risk
Market Capitalization Risk
Other Investment Companies
Sector Risk
Securities Lending Risk
Small-Capitalization Company Risk
Value Investing Risk

Please see “Summary of Principal Risks” following the “Description of the Portfolios” section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information (“SAI”).

Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the changes in the Portfolio’s performance from year to year, and the table compares the Portfolio’s performance to the performance of two broad measures of market performance for the same period. The Portfolio’s past performance is no guarantee of future results.

43

Description of the Portfolios (continued) The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s Class S shares’ performance from year to year.

Year-by-Year Total Returns(1)
(For the periods ended December 31 of each year)

Best and Worst Quarterly Returns during this Period

Best:	1st Quarter	2006:	13.67%
Worst:	4th Quarter	2008:	(25.65)%

The following table provides some indication of the risks of investing in the Portfolio by comparing the Portfolio’s Class S shares’ performance to those of two broad measures of market performance – the Russell 2000® Value Index and Russell 2000® Index. The Russell 2000® Value Index measures the performance of those Russell 2,000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which contains the 3,000 largest U.S. companies, based on total market capitalization. The Russell 2000® Index is included to provide additional comparison information. The indices do not reflect fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in the indices.

Average Annual Total Returns(1) For the periods ended December 31, 2008)
	1 Year	5 Years (or Life of Class)	10 Years
Class S Return	(32.76)%	(8.75)%(1)	N/A
Russell 2000® Value Index	(28.92)%	(7.52)%(2)	N/A
Russell 2000® Index	(33.79)%	(8.21)%(2)	N/A
(1)	Class S shares commenced operations on November 30, 2005.
(2)	The index returns are for the period beginning December 1, 2005.
44

Portfolio Fees and Expenses

The table that follows shows the estimated operating expenses paid each year by the Class S shares of the Portfolios. These estimated expenses are based on the expenses paid by the Portfolios in the fiscal year ended December 31, 2008. Actual expenses paid by the Portfolios may vary from year to year.

Your Variable Contract or Qualified Plan is a contract between you and the issuing life insurance company or plan provider. The Trust and the Portfolios are not parties to your Variable Contract or Qualified Plan, but are merely investment options made available to you by your insurance company or plan provider under your Variable Contract or Qualified Plan. The fees and expenses of the Portfolios are not fixed or specified under the terms of your Variable Contract or Qualified Plan. The table does not reflect fees or expenses that are, or may be, imposed under your Variable Contract or Qualified Plan. For information on these charges, please refer to the applicable Variable Contract prospectus, prospectus summary or disclosure statement. If you hold shares of a Portfolio that were purchased through an investment in a Qualified Plan, you should consult the plan administrator for information regarding additional expenses that may be assessed in connection with your plan.

Shareholder Transaction Expenses (fees you pay directly from your investment). Not Applicable.

Class S Shares
Annual Portfolio Operating Expenses(1)
(as a percentage of average daily net assets)

Portfolio	Management Fee	Shareholder Services Fee	Other Expenses	Acquired Fund Fees and Expenses(2)	Total Operating Expenses	Waivers, Reimbursements, and Recoupments(3)	Net Operating Expenses
ING BlackRock Large Cap Value(4)	0.80%	0.25%	0.00%	0.00%(5)	1.05%	(0.06)%(6)	0.99%
ING Clarion Real Estate(4)	0.64%	0.25%	0.01%	0.00%(5)	0.90%	(0.01)%(6)	0.89%
ING Growth and Income II(4)	0.74%	0.25%	0.00%	N/A	0.99%	—	0.99%(7)
ING Index Plus International Equity	0.45%	0.25%	0.31%(8)	0.00%(5)	1.01%(9)	(0.16)%	0.85%
ING International Growth Opportunities(4)	1.00%	0.25%	0.05%	0.00%(5)	1.30%	—	1.30%
ING JPMorgan Small Cap Core Equity(4)	0.88%	0.25%	0.00%	N/A	1.13%	—	1.13%
ING JPMorgan Value Opportunities	0.40%	0.25%	0.15%(8)	0.00%(5)	0.80%	(0.02)%	0.78%
ING Limited Maturity Bond(4)	0.26%	0.25%	0.01%	0.00%(5)	0.52%	—	0.52%
ING Lord Abbett Affiliated(4)	0.75%	0.25%	0.00%	0.00%(5)	1.00%	—	1.00%
ING PIMCO High Yield(4)	0.49%	0.25%	0.00%	N/A	0.74%	—	0.74%
ING Pioneer Equity Income	0.65%	0.25%	0.16%(8)	0.00%(5)	1.06%	(0.12)%	0.94%
ING Pioneer Fund(4)	0.72%	0.25%	0.01%	0.00%(5)	0.98%	—	0.98%(7)
ING Stock Index(4)	0.26%	0.25%	0.00%	0.00%(5)	0.51%	—	0.51%
ING Wells Fargo Small Cap Disciplined	0.77%	0.25%	0.16%(8)	0.00%(5)	1.18%	—	1.18%
(1)	This table shows the estimated operating expenses for Class S shares of each Portfolio as a ratio of expenses to average daily net assets. For all Portfolios, estimated operating expenses are based on each Portfolio’s actual operating expenses for Class S shares for its most recently completed fiscal year, as adjusted for contractual changes, if any, and fee waivers to which DSL or ING Investments, as investment advisers to their respective Portfolios, have agreed for each Portfolio for the current fiscal year.
(2)	The Acquired Fund Fees and Expenses are not fees or expenses incurred by the Portfolios directly. Theses fees and expenses include each Portfolio’s pro rata share of the cumulative expenses charged by the Acquired Funds in which the Portfolios invest. The fees and expenses will vary based on the Portfolio’s allocation of assets to, and the annualized net expenses of, the particular Acquired Funds. The impact of these fees and expenses is shown in Net Operating Expenses.
(3)	DSL and ING Investments have entered into written expense limitation agreements with certain Portfolios under which it will limit expenses of these Portfolios, excluding interest, taxes, brokerage commissions, extraordinary expenses and Acquired Fund Fees and Expenses, if applicable, subject to possible recoupment by DSL or ING Investments, as applicable, within three years. The amount of these Portfolios’ expenses waived, reimbursed or recouped during the last fiscal year is shown under the heading Waivers, Reimbursements, and Recoupments. The expense limitation agreements will continue through at least May 1, 2010, except for ING Index Plus International Equity Portfolio, which will continue through at least May 1, 2011. The expense limitation agreements are contractual and shall renew automatically for one-year terms unless DSL or ING Investments provide written notice of the termination of the expense limitation agreement at least 90 days prior to the end of the then current terms or upon termination of the respective Management Agreements. In addition, the expense limitation agreements may be terminated by the Trust upon at least 90 days’ written notice to the applicable Portfolio’s Advisers, DSL or ING Investments. Pursuant to a side agreement effective December 1, 2008, DSL has effected an expense limit for ING Growth and Income Portfolio II, lowering the total operating expense for Class S shares to 0.85%. This waiver will be effective until the earlier of either: (i) the merger of the Portfolio with and into ING VP Growth
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Portfolio Fees and Expenses (continued)
and Income Portfolio, a series of ING Variable Funds; or (ii) such date as all votes with respect to the merger has been cast and the merger has not been affirmatively approved. There is no guarantee that these side agreements will continue after that date. This side agreement will only renew if DSL elects to renew it. For more information regarding the expense limitation agreements or side agreements for these Portfolios, please see the Statement of Additional Information.
(4)	The Management Agreement between the Trust and one of its Advisers, DSL, provides for a “bundled fee” arrangement, under which DSL provides, in addition to advisory services, administrative services and other services necessary for the ordinary operation of the Portfolios (except for ING Index Plus International Equity, ING JPMorgan Value Opportunities, ING Pioneer Equity Income and ING Wells Fargo Small Cap Disciplined Portfolios) and pays for the services and information necessary to the proper conduct of the Portfolios’ business, including custodial, administrative, transfer agency, portfolio accounting, auditing, and ordinary legal services, in return for the single management fee. Therefore, the ordinary operating expenses borne by the Portfolios are normally expected to include such expenses as the cost of the Trustees who are not “interested persons” of DSL, including the cost of the Trustees and Officers Errors and Omissions Liability Insurance coverage, any taxes paid by the Portfolios, expenses paid through the service agreement, interest expenses from any borrowing, and similar expenses, and are normally expected to be low compared to mutual funds with more conventional expense structures. The Portfolios would also bear any extraordinary expenses.
(5)	Amount represents less than 0.01% and is included in Other Expenses.
(6)	DSL has contractually agreed to waive a portion of the advisory fee for ING BlackRock Large Cap Value Portfolio and ING Clarion Real Estate Portfolio. Based upon average net assets as of December 31, 2008, the advisory fee waiver for ING BlackRock Large Cap Portfolio would equal (0.06)%. The advisory fee waiver will continue through at least May 1, 2010. The advisory fee waiver for ING Clarion Real Estate Portfolio is effective May 1, 2009 and will continue through at least May 1, 2010. There is no guarantee that these waivers will continue after this date. These agreements will only renew if DSL elects to renew them.
(7)	A portion of the brokerage commissions that ING Growth and Income II and ING Pioneer Fund Portfolios pay is used to reduce each Portfolio’s expenses. Including these reductions, the total Net Operating Expenses for each Portfolio for the year ended December 31, 2008 would have been 0.95% and 0.97%, respectively. This arrangement may be discontinued at any time.
(8)	Pursuant to its administration agreement with the Trust, ING Funds Services, LLC receives an annual administration fee equal to 0.10% of ING Index Plus International Equity, ING JPMorgan Value Opportunities, ING Pioneer Equity Income and ING Wells Fargo Small Cap Disciplined Portfolios’ average daily net assets, which is reflected in Other Expenses.
(9)	Includes 0.05% of interest/overdraft expenses.
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Portfolio Fees and Expenses (continued)

Examples.  The Examples are intended to help you compare the cost of investing in Class S shares of the Portfolios with the cost of investing in other mutual funds. The Examples do not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. If such expenses were reflected, the expenses and charges indicated would be higher. Although your actual cost may be higher or lower, the Examples show what your costs would be based on these assumptions. Keep in mind that this is an estimate. Actual expenses and performance may vary. The Examples assume that you invest $10,000 in the Class S shares of each Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Class S shares’ operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Portfolio	1 Year	3 Years	5 Years	10 Years
ING BlackRock Large Cap Value(1)	$101	$328	$574	$1,277
ING Clarion Real Estate(1)	$91	$286	$497	$1,107
ING Growth and Income II	$101	$315	$547	$1,213
ING Index Plus International Equity(2)	$87	$278	$504	$1,153
ING International Growth Opportunities	$132	$412	$713	$1,568
ING JPMorgan Small Cap Core Equity	$115	$359	$622	$1,375
ING JPMorgan Value Opportunities(1)	$80	$253	$442	$988
ING Limited Maturity Bond	$53	$167	$291	$653
ING Lord Abbett Affiliated	$102	$318	$552	$1,225
ING PIMCO High Yield	$76	$237	$411	$918
ING Pioneer Equity Income(1)	$96	$325	$573	$1,283
ING Pioneer Fund	$100	$312	$542	$1,201
ING Stock Index	$52	$164	$285	$640
ING Wells Fargo Small Cap Disciplined	$120	$375	$649	$1,432
(1)	The Example numbers reflect the contractual expense limitation agreements/waivers for the one-year period and the first year of the three-, five-, and ten-year periods.
(2)	The Example numbers reflect the contractual expense limitation agreement/waiver for the one-year period and the first two years of the three-, five-, and ten-year periods.
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Summary of Principal Risks

The value of your investment in a Portfolio changes with the values of that Portfolio’s investments. Many factors can affect those values. The factors that are most likely to have a material effect on a particular Portfolio’s investment portfolio as a whole are called “principal risks.” The principal risks of each Portfolio are identified in the “Description of the Portfolios” section and are described below. Each Portfolio may be subject to additional principal risks and risks other than those described below because the types of investments made by a Portfolio can change over time.

Asset-Backed Securities Risk.  The principal on asset-backed securities, like mortgage-related securities, may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and commercial mortgage-backed securities generally experience less prepayment than residential mortgage-related securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by a portfolio will generally be at lower rates of return than the return on the assets which were prepaid. Certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection. A portfolio’s investments in commercial mortgage-backed securities with several classes may be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit and prepayment risks. Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

Borrowing Risk.  A portfolio may borrow for temporary emergency purposes, including to meet redemptions. Borrowing may exaggerate changes in the net asset value of a portfolio’s shares and in the portfolio’s return. Borrowing will cost the portfolio interest expense and other fees. The cost of borrowing may reduce the portfolio’s return.

Call Risk.  During periods of falling interest rates, a bond issuer may “call,” or repay, its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, a portfolio would experience a decline in income.

Convertible Securities Risk.  The value of convertible securities may fall when interest rates rise and increase when interest rates fall. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates. A portfolio could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

Credit Derivatives Risk.  A portfolio may enter into credit default swaps, both directly and indirectly in the form of a swap embedded within a structured note, to protect against the risk that a security will default. A portfolio pays a fee to enter into the trade and receives a fixed payment during the life of the swap. If there is a credit event, a portfolio either delivers the defaulted bond (if the portfolio has taken the short position in the credit default swap) or pays the par amount of the defaulted bond (if the portfolio has taken the long position in the credit default swap note). Risks of credit default swaps include the cost of paying for credit protection if there are no credit events.

Credit Risk.  A portfolio could lose money if a bond issuer (debtor) fails to repay interest and principal in a timely manner or if it goes bankrupt. This is especially true during periods of economic uncertainty or economic downturns. High-yield/high-risk bonds are especially subject to credit risk and are considered to be mostly speculative in nature.

Currency Risk.  A portfolio that invests directly in foreign currencies or in securities denominated in or that trade in foreign (non-U.S.) currencies is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls, or other political or economic developments in the United States or abroad. As a result, a portfolio’s investments in foreign currency-denominated securities may reduce the value of a portfolio’s assets.

Debt Securities Risk.  The value of debt securities may fall when interest rates rise. Debt securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter maturities. In addition, debt securities, such as bonds, involve credit risk as described above. These securities
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Summary of Principal Risks (continued) are also subject to interest rate risk. This is the risk that the value of the security may fall when interest rates rise. In general, the market price of debt securities with longer maturities tends to be more volatile in response to changes in interest rates than the market price of shorter-term securities.

Depositary Receipts Risk.  Investments in depositary receipts involve risks similar to those accompanying direct investments in foreign securities. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.

Derivatives Risk.  A portfolio may use futures, options, swaps and other derivative instruments to hedge or protect the portfolio from adverse movements in underlying securities prices and interest rates or as an investment strategy to help attain the portfolio’s investment objective. A portfolio may also use a variety of currency hedging techniques, including foreign currency contracts, to attempt to hedge exchange rate risk or to gain exposure to a particular currency. A portfolio’s use of derivatives could reduce returns, may not be liquid and may not correlate precisely to the underlying securities or index. Derivative securities are subject to market risk, which could be significant for those derivatives that have a leveraging effect that could increase the volatility of the portfolio and may reduce returns for the portfolio. Derivatives are also subject to credit risks related to the counterparty’s ability to perform, and any deterioration in the counterparty’s creditworthiness could adversely affect the instrument. A risk of using derivatives is that the sub-adviser might imperfectly judge the market’s direction, which could render a hedging strategy ineffective or have an adverse effect on the value of the derivative.

Diversification Risk.  A portfolio may be classified as a non-diversified investment company under the Investment Company Act of 1940, as amended (“1940 Act”), which means that the portfolio is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer. Declines in the value of that single company can significantly impact the value of the portfolio. The investment of a large percentage of a portfolio’s assets in the securities of a small number of issuers causes greater exposure to each of those issuers than for a more diversified fund, and may cause the portfolio’s share price to fluctuate more than that of a diversified investment company.

Emerging Markets Risk.  Emerging market countries are generally defined as countries in the initial stage of their industrialization cycles with low per capita income. Investment in emerging market countries presents risks in a greater degree than, and in addition to, those presented by investment in foreign issuers in general as these countries may be less politically and economically stable than other countries. A number of emerging market countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar from time to time, and devaluation may occur after investments in those currencies by a portfolio. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

It may be more difficult to buy and sell securities in emerging market countries as many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in emerging market countries that a future economic or political crisis could lead to: price controls; forced mergers of companies; expropriation or confiscatory taxation; seizure; nationalization; foreign exchange controls that restrict the transfer of currency from a given country; or creation of government monopolies.

Equity Securities Risk.  Equity securities include common, preferred and convertible preferred stocks and securities with values that are tied to the price of the stocks, such as rights, warrants and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of an investment in equities. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. The value of equity securities purchased by a portfolio could decline if the financial condition of the companies decline or if overall market economic conditions deteriorate. Even investment in high quality or “blue chip” equity securities or securities of established companies with large market capitalization (which generally have strong financial characteristics) can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be able to react less quickly to change in the marketplace.

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Summary of Principal Risks (continued) Foreign Investment Risk.  Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates; unstable political, social, and economic conditions; possible security illiquidity: a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositaries than those in the United States; less standardization of accounting standards and market regulations in certain foreign countries; foreign taxation issues; and varying foreign controls on investments. Foreign investments may also be affected by administrative difficulties, such as delays in clearing and settling transactions. In addition, securities of foreign companies may be denominated in foreign currencies and the costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts are subject to risks of foreign investments, and they may not always track the price of the underlying foreign security. These factors may make foreign investments more volatile and potentially less liquid than U.S. investments.

Growth Investing Risk.  Growth-oriented stocks typically sell at relatively high valuations as compared to other types of securities. Securities of growth companies may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth potential. Further, securities of growth companies may be more volatile since such companies usually invest a high portion of earnings in their business, and they may lack the dividends of value stocks that can cushion stock prices in a falling market. The market may not favor growth-oriented stocks or may not favor equities at all. In addition, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth. Historically, growth-oriented stocks have been more volatile than value-oriented stocks.

High-Yield, Lower-Grade Debt Securities Risk.  High-yield debt securities (commonly referred to as “junk bonds”) generally present greater credit risk that an issuer cannot make timely payment of interest or principal payments than an issuer of a higher quality debt security, and typically have greater potential price volatility and principal and income risk. Changes in interest rates, the market’s perception of the issuers and the credit worthiness of the issuers may significantly affect the value of these bonds. High-yield bonds are not considered investment grade, and are regarded as predominantly speculative with respect to the issuing company’s continuing ability to meet principal and interest payments. The secondary market in which high-yield securities are traded may be less liquid than the market for higher grade bonds. It may be more difficult to value less liquid high-yield securities, and determination of their value may involve elements of judgment.

Income Risk.  A portfolio’s income may fall due to falling interest rates. Income risk is generally the greatest for short-term bonds, and the least for long-term bonds. Changes in interest rates will affect bond prices as well as bond income, and the rate at which income and maturing instruments can be reinvested.

Index Strategy Risk.  Certain portfolios use an indexing strategy that does not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor stock performance. The correlation between the portfolio and the index performance may be affected by the portfolio’s expenses, and the timing of purchases and redemptions of the portfolio’s shares.

Industry Concentration Risk.  When a portfolio invests primarily in securities of companies in a particular market industry, the portfolio may be subject to greater risks and market fluctuations than other portfolios that are more diversified by industry.

Initial Public Offerings (“IPO”) Risk.   IPOs may be more volatile than other securities. IPOs may have a magnified impact on a portfolio during the start-up phase when the portfolio’s assets base is relatively small. However, there is no assurance that a portfolio will have access to profitable IPOs. As assets grow, the effect of IPOs on a portfolio’s performance will not likely be as significant. Furthermore, stocks of newly-public companies may decline shortly after the IPO.

Interest Rate Risk.  The value of debt securities and short-term money market instruments generally tend to move in the opposite direction to interest rates. When interest rates are rising, the prices of debt securities tend to fall. When interest rates are falling, the prices of debt securities tend to rise. Bonds with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than bonds with shorter durations or money market instruments. Further, economic and market conditions may cause issuers to default or go bankrupt.

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Summary of Principal Risks (continued) Investment by Funds-of-Funds Risk.  A portfolio’s shares may be purchased by other investment companies, including through fund-of-funds arrangements within the ING Funds family. In some cases, a portfolio may serve as a primary or significant investment vehicle for a fund-of-funds. From time to time, a portfolio may experience large inflows or redemptions due to allocations or rebalancings by these funds-of-funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, a portfolio may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also increase transaction costs or portfolio turnover. The adviser or sub-adviser will monitor transactions by the funds-of-funds and will attempt to minimize any adverse effects on a portfolio and funds-of-funds as a result of these transactions. So long as a portfolio accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.

Investment Models Risk.  The proprietary models used by a sub-adviser to evaluate securities or securities markets are based on the sub-adviser’s understanding of the interplay of market factors and do not assure successful investment. The markets, or the price of individual securities, may be affected by factors not foreseen in developing the models.

Investment Style Risk.  Securities with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A portfolio may outperform or underperform other portfolios that employ a different style. A portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s earnings growth potential. Growth-oriented funds will typically underperform when value investing is in favor and vice versa.

Leveraging Risk.  Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, a portfolio will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a portfolio to be more volatile than if a portfolio had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a portfolio’s assets.

Liquidity Risk.  Liquidity risk exists when particular investments are difficult to purchase or sell. A portfolio’s investments in illiquid securities may reduce the returns of a portfolio because it may be unable to sell the illiquid securities at an advantageous time or price. Further the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount a portfolio could realize upon disposition. A portfolios with principal investment strategies that involve foreign securities, small companies, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Manager Risk.  A sub-adviser will apply investment techniques and risk analyses in making investment decisions for a portfolio, but there can be no assurance that these will achieve the portfolio’s objective. A sub-adviser could do a poor job in executing an investment strategy. A sub-adviser may use the investment techniques or invest in securities that are not part of a portfolio’s principal investment strategy. For example, if market conditions warrant, portfolios that invest principally in equity securities may temporarily invest in U.S. government securities, high-quality corporate fixed-income securities, mortgage-related and asset-backed securities or money market instruments. Likewise, portfolios that invest principally in small- to medium-sized companies may shift to preferred stocks and larger-capitalization stocks. These shifts may alter the risk/return characteristics of the portfolios and cause them to miss investment opportunities. Individuals primarily responsible for managing a portfolio may leave their firm or be replaced.

Many sub-advisers of equity portfolios employ styles that are characterized as “value” or “growth.” However, these terms can have different application by different managers. One sub-adviser’s value approach may be different from another, and one sub-adviser’s growth approach may be different from another. For example, some value managers employ a style in which they seek to identify companies that they believe are valued at a more substantial or “deeper discount” to a company’s net worth than other value managers. Therefore, some portfolios that are characterized as growth or value can have greater volatility than other portfolios managed by other managers in a growth or value style.

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Summary of Principal Risks (continued)

Market and Company Risk.  The price of a security held by a portfolio may fall due to changing economic, political or market conditions or disappointing earnings or losses. Stock prices in general may decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Further, even though the stock market is cyclical in nature, returns from a particular stock market segment in which a portfolio invests may still trail returns from the overall stock market.

Market Capitalization Risk.  Stocks fall into three broad market capitalization categories — large, medium and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. For example, if valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of small- or medium-capitalization companies, investors may migrate to the stocks of small- and mid-sized companies causing a portfolio that invests in these companies to increase in value more rapidly than a portfolio that invests in larger, fully-valued companies. Investing in small- and medium-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of small- and medium-capitalization companies may decline significantly in market downturns. In addition, the market capitalization of a small or mid-sized company may change due to appreciation in the stock price, so that it may no longer have the attributes of the capitalization category that was considered at the time of purchase.

Market Trends Risk.  Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. For instance, from time to time, the stock market may not favor growth-oriented securities. Rather, the market could favor value-oriented securities or may not favor equity securities at all. Accordingly, the performance of a portfolio may at times be better or worse than the performance of funds that focus on other types of stocks, or that have a broader investment style.

Maturity Risk.  Interest rate risk will affect the price of a fixed-income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed-income securities with longer maturities will therefore be more volatile than other fixed-income securities with shorter maturities. Conversely, fixed-income securities with shorter maturities will be less volatile but generally provide lower returns than fixed-income securities with longer maturities. The average maturity of a portfolio’s fixed-income investments will affect the volatility of the portfolio’s share price.

Mid-Capitalization Company Risk.  Investment in securities of mid-capitalization companies entails greater risks than investments in larger, more established companies. Mid-capitalization companies tend to have more narrow product lines, more limited financial resources, a more limited trading market for their stocks, and may be dependent on a few key managers, as compared with larger companies. As a result, their stock prices may decline significantly as market conditions change. Securities of mid-capitalization companies tend to be more volatile and less liquid than stocks of larger companies.

Mortgage-Related Securities Risk.  Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a portfolio that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a portfolio because a portfolio will have to reinvest that money at the lower prevailing interest rates. Many mortgage-related securities are designed to allocate risk from pools of their underlying assets. However, such risk allocation techniques may not be successful, which could lead to the credit risk of these investments being greater than indicated by their ratings. The value of mortgage-related securities may be further affected by downturns in the credit markets or the real estate market. It may be difficult to value the mortgage-related securities because of the transparency or liquidity of some underlying investments, and these instruments may not be liquid.

Some of these mortgage-related securities may have exposure to subprime loans or subprime mortgages, which are loans to persons with impaired credit ratings. However, it may be difficult to determine which securities have exposure to subprime loans or mortgages. Furthermore, the risk allocation techniques employed by these instruments may not be successful, which could lead to the credit risk of these instruments being greater than indicated by their ratings. The value of these instruments may be further affected by downturns in the credit markets or the real estate market. It may be difficult to value these instruments because of concerns about their transparency. These instruments may not be liquid.

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Summary of Principal Risks (continued) Other Investment Companies Risk.  A portfolio may invest in other investment companies to the extent permitted by the 1940 Act and the rules and regulations thereunder. These may include exchange-traded funds (“ETFs”) and Holding Company Depositary Receipts (“HOLDRs”), among others. ETFs are exchange traded investment companies that are designed to provide investment results corresponding to an equity index and include, among others, Standard & Poor’s Depositary Receipts (“SPDRs”), PowerShares QQQTM (“QQQQ”), Dow Jones Industrial Average Tracking Stocks (“Diamonds”) and iShares exchange-traded funds (“iShares”). The main risk of investing in other investment companies (including ETFs and HOLDRs) is that the value of the underlying securities held by the investment company might decrease. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions. Because the portfolio may invest in other investment companies, you will pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees) in addition to the expenses of the portfolio. Additional risks of investments in ETFs include: (i) an active trading market for an ETF’s shares may not develop or be maintained; or (ii) trading may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts trading generally. Because HOLDRs concentrate in the stocks of a particular industry, trends in that industry may have a dramatic impact on their value.

Over-the-Counter (“OTC”) Investment Risk.  Investing in securities traded on the OTC securities market can involve greater risk than is customarily associated with investing in securities traded on the New York or American Stock Exchanges since OTC securities are generally securities of companies that are smaller or newer than those listed on the New York or American Stock Exchanges. For example, these companies often have limited product lines, markets, or financial resources, may be dependent for management on one or a few key persons, and can be more susceptible to losses. Also, their securities may be thinly traded (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts, and may be subject to wider price swings and thus, may create a greater risk of loss than securities of larger capitalization or established companies.

Portfolio Turnover Risk.  Changes to the investments of a portfolio may be made regardless of the length of time particular investments have been held. A high portfolio turnover rate generally involves greater expenses, including brokerage commissions and other transactional costs, which may have an adverse impact on performance. The portfolio turnover rate will vary from year to year, as well as within a year.

Price Volatility Risk.  The value of a portfolio changes as the prices of its investments go up or down. Equity and debt securities face market, issuer, and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.

Real Estate Investment Trusts (“REITs”) Risk.  Investing in REITs may subject a portfolio to risks similar to those associated with the direct ownership of real estate including terrorist attacks, war or other acts that destroy real property (in addition to securities market risks). Some REITs may invest in a limited number of properties, in a narrow geographic area or in a single property type, which increases the risk that a portfolio could be unfavorably affected by the poor performance of a single investment or investment type. These companies are also sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. Borrowers could default on or sell investments the REIT holds, which could reduce the cash flow needed to make distributions to investors. In addition, REITs may also be affected by tax and regulatory requirements in that a REIT may not qualify for preferential tax treatments or exemptions. REITs require specialized management and pay management expenses.

Restricted and Illiquid Securities Risk.  If a security is illiquid, a portfolio might be unable to sell the security at a time when the sub-adviser might wish to sell, and the security could have the effect of decreasing the overall level of the portfolio’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount a portfolio could realize upon disposition. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities may be treated as liquid, although they may be less liquid than registered securities traded on established secondary
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Summary of Principal Risks (continued) markets. This may also include Rule 144A securities which are restricted securities that can be resold to qualified institutional buyers but not to the general public. Rule 144A securities may have an active trading market, but carry the risk that the active trading market may not continue.

Rule 144A Securities Risk.  Rule 144A securities under the Securities Act of 1933 are securities that are not registered but which are bought and sold solely by institutional investors. A portfolio may consider Rule 144A securities to be “liquid” although the market for such securities typically is less active than public securities markets and may lead to less ability to sell these securities.

Sector Risk.  A sector is a group of selected industries, such as technology. A portfolio may, at times, invest significant assets in securities of issuers in one or more sectors of the economy or stock market, such as technology. To the extent a portfolio’s assets are concentrated in a single market sector, volatility in that sector will have a greater impact on a portfolio than it would on a portfolio that has securities representing a broader range of investments.

Securities Lending Risk.  A portfolio may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a portfolio may lose money and there may be a delay in recovering the loaned securities. A portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences to the portfolio. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the portfolio. When a portfolio lends its securities, it is responsible for investing the cash collateral it receives from the borrower of the securities, and the portfolio could incur losses in connection with the investment of such cash collateral.

Short Sales Risk.  Short sales involve selling a security a portfolio does not own in anticipation that the security’s price will decline. A portfolio will suffer a loss if it sells a security short and the value of the security rises rather than falls. Short sales expose a portfolio to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the portfolio. When a portfolio must purchase the security it borrowed in a short sale at prevailing market rates, the potential loss may be greater for a short sale than for a short sale “against the box.” A short sale “against the box” may be used to hedge against market risks when the sub-adviser believes that the price of a security may decline, causing the value of a security owned by the portfolio or a security convertible into or exchangeable for such security to decline. In such case, any future losses in the portfolio’s long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities the portfolio owns.

Small-Capitalization Company Risk.  Investment in securities of small companies may entail greater risk than investments in larger, more established companies. Smaller companies may have limited product lines and market diversification or fewer financial resources, and may be dependent on a few key managers. Their securities may trade less frequently and in more limited volume than the securities of larger companies. Consequently, the prices of small company stocks tend to rise and fall in value more than other stocks, and/or may be less liquid. When selling a large quantity of a particular stock, a portfolio may have to sell at a discount from quoted prices or may have to make a series of small sales over an extended period of time due to the more limited trading volume of smaller company stocks. Although investing in small companies offers potential for above-average returns, the companies may not succeed, and the value of stock shares could decline significantly. Securities of smaller companies tend to be more volatile and less liquid than stocks of larger companies.

Sovereign Debt Risk.  These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

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Summary of Principal Risks (continued) U.S. Government Securities and Obligations Risk.  Some U.S. government securities are backed by the full faith and credit of the U.S. government and are guaranteed as to both principal and interest by the U.S. Treasury. These include direct obligations such as U.S. Treasury notes, bills and bonds, as well as indirect obligations such as the Government National Mortgage Association. Other U.S. government securities are not direct obligations of the U.S. Treasury, but rather are backed by the ability to borrow directly from the U.S. Treasury. Still others are supported solely by the credit of the agency or instrumentality itself and are neither guaranteed nor insured by the U.S. government. No assurance can be given that the U.S. government would provide financial support to such agencies if needed. U.S. government securities may be subject to varying degrees of credit risk and all U.S. government securities may be subject to price declines due to changing interest rates. Securities directly supported by the full faith and credit of the U.S. government have less credit risk.

Value Investing Risk.  A sub-adviser may be wrong in its assessment of a company’s value and the stocks a portfolio holds may not reach what the sub-adviser believes are their full values. A particular risk of a portfolio’s value approach is that some holdings may not recover and provide the capital growth anticipated or a stock judged to be undervalued may actually be appropriately priced. Further, because the prices of value-oriented securities tend to correlate more closely with economic cycles than growth-oriented securities, they generally are more sensitive to changing economic conditions, such as changes in interest rates, corporate earnings, and industrial production. The market may not favor value-oriented stocks and may not favor equities at all. During these periods, a portfolio’s relative performance may suffer.

When Issued and Delayed Delivery Securities and Forward Commitments Risk.  When issued and delayed delivery securities and forward commitments involve the risk that the security a portfolio buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party will not meet its obligation. If this occurs, the portfolio loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

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More Information

Percentage and Rating Limitations

Unless otherwise stated, the percentage limitations, ratings limitations on debt securities, or capitalization criteria on equity securities that are in this Prospectus apply at the time of purchase.

A Word about Portfolio Diversity

Each Portfolio in this Prospectus, unless specifically noted under the Portfolio’s principal investment strategies, is diversified, as defined in the 1940 Act. A diversified portfolio may not, as to 75% of its total assets, invest more than 5% of its total assets in any one issuer and may not purchase more than 10% of the outstanding voting securities of any one issuer (other than U.S. government securities).

Fundamental Investment Policies

The investment objective of each Portfolio is non-fundamental. Investment policies are fundamental if so designated in this Prospectus or in the Statement of Additional Information (“SAI”). This means they may not be modified or changed without a vote of the shareholders.

Non-Fundamental Investment Policies

Certain Portfolios have adopted non-fundamental investment policies to invest the assets of a Portfolio in securities that are consistent with the Portfolio’s name. For more information about these policies, please consult the SAI.

Additional Information about the Portfolios

The SAI is made a part of this Prospectus. It identifies investment restrictions, more detailed risk descriptions, a description of how the bond rating system works and other information that may be helpful to you in your decision to invest. You may obtain a copy without charge by calling the Trust at 1-800-366-0066, or downloading it from the SEC’s website at http://www.sec.gov.

Other ING Funds may also be offered to the public that have similar names, investment objectives and principal investment strategies as those of the Portfolios offered by this Prospectus. You should be aware that a Portfolio is likely to differ from these other ING Funds in size and cash flow pattern. Accordingly, the performance of a Portfolio can be expected to vary from those of the other ING Funds.

Temporary Defensive Positions

A Sub-Adviser may depart from a Portfolio’s principal investment strategies by temporarily investing for defensive purposes when a Sub-Adviser believes that adverse market, economic, political or other conditions may affect a Portfolio. Instead, a Portfolio may invest in securities believed to present less risk, such as cash, cash equivalents, money market fund shares and other money market instruments, debt securities that are high quality or higher quality than normal, more liquid securities or others. While a Portfolio invests defensively, it may not be able to pursue its investment objective. A Portfolio’s defensive investment position may not be effective in protecting its value. A Portfolio seeks to remain fully invested in accordance with its investment objective. A Portfolio also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. When investing in this manner, a Portfolio may be unable to achieve its investment objective. The types of defensive positions in which a Portfolio may engage are identified and discussed, together with their risks, in the SAI. It is impossible to predict accurately how long such alternative strategies may be utilized.

Administrative Services

In addition to advisory services, DSL and ING Investments have been contracted to provide administrative and other services necessary for the ordinary operation of the ING Index Plus International Equity, ING JPMorgan Value Opportunities, ING Pioneer Equity Income and ING Wells Fargo Small Cap Disciplined Portfolios. DSL and ING Investments procure and pay for the services and information necessary to the proper conduct of the Portfolios’ business, including custodial, administrative, transfer agency, portfolio accounting, dividend disbursing, auditing, and ordinary legal services. DSL and ING Investments also act as liaison among the various service providers to these Portfolios, including the custodian, portfolio accounting agent, Sub-Advisers, and the insurance company or companies to which the Portfolios offer their shares, among others. DSL and ING Investments also review these Portfolios for compliance with applicable legal requirements and monitors the Sub-Advisers for compliance with requirements under applicable law and with the investment policies and restrictions of the Portfolios. DSL and ING Investments do not bear the expense of brokerage fees and other transactional expenses for securities or other assets (which are generally considered part of the cost for the
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More Information  (continued) assets), taxes (if any) paid by these Portfolios, interest on borrowing, fees and expenses of the Independent Trustees, including the cost of the Trustees and Officers Errors and Omissions Liability Insurance coverage and the cost of counsel to the Independent Trustees, and extraordinary expenses, such as litigation or indemnification expenses.

The Trust pays a management fee to DSL and ING Investments for their services. Out of this management fee, DSL and ING Investments in turn pay the Sub-Advisers their respective sub-advisory fee. The management fee paid to DSL by the Trust is distinct because the Trust has a “bundled” fee arrangement, under which DSL, out of its management fee, pays many of the ordinary expenses for the Portfolio (except ING Index Plus International Equity, ING JPMorgan Value Opportunities, ING Pioneer Equity Income and ING Wells Fargo Small Cap Disciplined Portfolios), including custodial, administrative, transfer agency, portfolio accounting, auditing and ordinary legal expenses. Most mutual funds pay these expenses directly from their own assets, with limited expenses assumed by DSL.

DSL has entered into an Administrative Services Sub-Contract with ING Funds Services, LLC (“ING Funds Services”), an affiliate of the Advisers, under which ING Funds Services provides the Portfolios with certain administrative services. The Trust has entered into an Administration Agreement with ING Funds Services on behalf of the ING Index Plus International Equity, ING JPMorgan Value Opportunities, ING Pioneer Equity Income and ING Wells Fargo Small Cap Disciplined Portfolios. The administrative services performed by ING Funds Services on behalf of DSL and the ING Index Plus International Equity, ING JPMorgan Value Opportunities, ING Pioneer Equity Income and ING Wells Fargo Small Cap Disciplined Portfolios directly, include acting as a liaison among the various service providers to the Portfolios, including the custodian, portfolio accounting agent, Sub-Advisers, and the insurance company or companies to which the Portfolios offer their shares. ING Funds Services also reviews the Portfolios for compliance with applicable legal requirements and monitors the Sub-Advisers for compliance with requirements under applicable law and with the investment policies and restrictions of the Portfolios.

Portfolio Distribution

ING Funds Distributor, LLC (“ING Funds Distributor” or “Distributor”) is the principal underwriter and distributor of each Portfolio. It is a Delaware limited liability corporation with its principal offices at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.

On December 29, 2006, an internal reorganization was undertaken in which the distribution functions for the ING Funds were transferred from DSI, the predecessor to DSL, to ING Funds Distributor. As a result of this transfer, ING Funds Distributor assumed all contractual obligations and became the sole distributor for the Portfolios.

ING Funds Distributor is a member of the Financial Industry Regulatory Authority (“FINRA”). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org or the Public Disclosure Hotline at 800-289-9999.

Service Fees

The Trust has entered into a Shareholder Services Plan (“Plan”) for the Class S shares of each Portfolio. The Plan allows ING Funds Distributor, the Distributor, to use payments under the Plan for the provision of shareholder services and/or account maintenance services to direct or indirect beneficial owners of Class S shares of the Portfolios. Services that may be provided under the Plan include, among other things, providing information about the Portfolios. Under the Plan, each Portfolio makes payments to ING Funds Distributor at an annual rate of 0.25% of the Portfolio’s average daily net assets attributable to its Class S shares.

Effective July 10, 2002, in connection with the implementation of the Multiple Class Plan, the management fee for those Portfolios that commenced operations prior to May 2002 was reduced by 0.25%, the same amount as the new service fee.

How ING Compensates Entities Offering Its Portfolios as Investment Options in Their Investment Products

ING mutual funds may be offered as investment options in Variable Contracts by affiliated and non-affiliated insurance companies. In addition to paying fees under the Portfolios’ Plan, the Portfolios’ Adviser or Distributor (collectively “ING”), out of its own resources and without additional cost to the Portfolios or their shareholders, may pay additional compensation to these insurance companies. The amount of the payment is based upon an annual percentage of the average net assets held in the Portfolios by those companies. The Portfolios’ Advisers and Distributor may make these
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More Information  (continued) payments for administrative, record keeping or other services that insurance companies provide to the Portfolios. These payments may also provide incentive for insurance companies to make the Portfolios available through the Variable Contracts issued by the insurance company, and thus they may promote the distribution of the shares of the Portfolios.

The distributing broker-dealer for the Portfolios is ING Funds Distributor. ING Funds Distributor has entered into such agreements with non-affiliated insurance companies. Fees payable under these arrangements are at annual rates that range from 0.15% to 0.25%. This is computed as a percentage of the average aggregate amount invested in the Portfolios by Variable Contract holders through the relevant insurance company’s Variable Contracts. As of the date of this Prospectus, the Adviser has entered into such arrangements with the following insurance companies: Zurich Kemper Life Insurance Company; Symetra Life Insurance Company; and First Fortis Life Insurance Company.

The Adviser has entered into similar agreements with affiliated insurers, including, but not limited to: ING Life Insurance and Annuity Company; ReliaStar Life Insurance Company; ReliaStar Company of New York; Security Life of Denver; ING USA Annuity and Life Insurance Company and ING Life Insurance Company of America. ING uses a variety of financial and accounting techniques to allocate resources and profits across the organization. These methods may take the form of cash payments to affiliates. These methods do not impact the costs incurred when investing in one of the Portfolios. Additionally, if a Portfolio is not sub-advised or is sub-advised by an ING entity, ING may retain more revenue than on those Portfolios it must pay to have sub-advised by non-affiliated entities. Management personnel of ING may receive additional compensation if the overall amount of investments in Portfolios advised by ING meets certain target levels or increases over time.

The insurance companies through which investors hold shares of the Portfolios may also pay fees to third parties in connection with distribution of Variable Contracts and for services provided to Variable Contract owners. Neither the Portfolios, nor the Adviser or the Distributor are a party to these arrangements. Investors should consult the prospectus and statement of additional information for their Variable Contracts for a discussion of these payments.

Ultimately, the agent or broker selling the Variable Contract to you could have a financial interest in selling you a particular product to increase the compensation they receive. Please make sure you read fully each prospectus and discuss any questions you have with your agent or broker.

Interests of the Holders of Variable Contracts and Qualified Plans

Each Portfolio is available to serve as an investment option offered through Variable Contracts and Qualified Plans. The Portfolios also may be made available to certain investment advisers and their affiliates in connection with the creation or management of a Portfolio, certain other investment companies and other investors as permitted by the diversification and other requirements under Section 817(h) of the Internal Revenue Code of 1986, as amended and the underlying U.S. Treasury Regulations. The Portfolios currently do not foresee any disadvantages to investors if a Portfolio serves as an investment option for Variable Contracts and offers its shares directly to Qualified Plans and other permitted investors. However, it is possible that the interest of owners of Variable Contracts, Qualified Plans and other permitted investors, for which a Portfolio serves as an investment option, might at some time be in conflict because of differences in tax treatment or other considerations. The Board of Trustees (“Board”) directed DSL to monitor events to identify any material conflicts between Variable Contract owners, Qualified Plans and other permitted investors and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in a Portfolio might be required to redeem the investment of one or more of its separate accounts from the Portfolio or a Qualified Plan, investment company or other permitted investor might be required to redeem its investment, which might force the Portfolio to sell securities at disadvantageous prices. The Portfolios may discontinue sales to a Qualified Plan and require plan participants with existing investments in the Portfolios to redeem those investments if the Qualified Plan loses (or in the opinion of the Adviser, is at risk of losing) its Qualified Plan status.

Pricing of Portfolio Shares

Investments will be processed at the net asset value (“NAV”) next calculated after an order is received and accepted by a Portfolio or its designated agent. In order to receive a day’s price, your order must be received by the close of regular trading (“Market Close”) on the NYSE (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE). The Portfolios reserve the right to suspend the offering of shares or to reject any specific purchase order. The Portfolios may suspend redemptions or postpone payments when the NYSE is closed or when trading is restricted for any reason or under emergency circumstances as determined by the SEC.

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More Information  (continued) Purchase and Redemption of Shares

Purchases and redemptions of shares may be made only by separate accounts of insurance companies for the purpose of funding Variable Contracts, Qualified Plans, other investment companies or other permitted investors. Certain Portfolios may not be available as investment options in your Variable Contract, through your Qualified Plan or other investment company. Please refer to the prospectus for the appropriate insurance company separate account, investment company or your plan documents for information on how to direct investments in, or redemptions from, an investment option corresponding to one of the Portfolios and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Trust’s behalf.

Each Portfolio’s shares may be purchased by other investment companies, including through funds-of-funds arrangements with ING affiliated funds. In some cases, the Portfolio may serve as a primary or significant investment vehicle for a fund-of-funds. From time to time, a Portfolio may experience large investments or redemptions due to allocations or rebalancings by these funds-of-funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, a Portfolio may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover. The Adviser and Sub-Adviser will monitor transactions by the funds-of-funds and will attempt to minimize any adverse effects on the Portfolio as a result of these transactions. So long as a Portfolio accepts investments by other investment companies it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.

Frequent Trading – Market Timing

The Portfolios are intended for long-term investment and not as short-term trading vehicles. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers should not purchase shares of a Portfolio. Shares of the Portfolios are primarily sold through omnibus account arrangements with financial intermediaries, as investment options for the Variable Contracts issued by insurance companies, and as investment options for Qualified Plans. Omnibus accounts generally do not identify customers’ trading activity on an individual basis. The Portfolios’ administrator has agreements which require such intermediaries to provide detailed account information including trading history, upon request of the Portfolio.

The Portfolios rely on the financial intermediaries to monitor frequent, short-term trading within a Portfolio by their customers. You should review the materials provided to you by your financial intermediary, including, in the case of a Variable Contract, the prospectus that describes the contract, or in the case of a Qualified Plan, the plan documentation for its policies regarding frequent, short-term trading. With trading information received as a result of these agreements, a Portfolio may make a determination that certain trading activity would be harmful to the Portfolio and its shareholders, even if such activity is not strictly prohibited by the intermediaries’ excessive trading policy. As a result, a shareholder investing directly or indirectly in a Portfolio may have their trading privileges suspended without violating the stated excessive trading policy of the intermediary. The Portfolios reserve the right, in their sole discretion and without prior notice, to reject, restrict or refuse purchase orders, whether directly or by exchange, including purchase orders that have been accepted by a financial intermediary. The Portfolios seek assurances from financial intermediaries that they have procedures adequate to monitor and address frequent short-term trading. There is, however, no guarantee that the procedures of the financial intermediaries will be able to curtail frequent, short-term trading activity.

The Portfolios believe that market timing or frequent, short-term trading in any account, including a Variable Contract or Qualified Plan account, is not in the best interest of the Portfolios or their shareholders. Due to the disruptive nature of this activity, it can adversely impact the ability of the Adviser or a Sub-Adviser to invest assets in an orderly, long-term manner. Frequent trading can disrupt the management of the Portfolios and raise their expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; lost opportunity costs; and large asset swings that decrease the Portfolios’ ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on the Portfolios’ performance.

Portfolios that invest in foreign securities may present greater opportunities for market timers and thus be at a greater risk for excessive trading. If an event occurring after the close of a foreign market, but before the time a Portfolio computes its current NAV, causes a change in the price of the foreign security and such price is not reflected in the Portfolio’s current NAV, investors may attempt to take advantage of anticipated price movements in securities held by the Portfolios based on such pricing discrepancies. This is often referred to as “price arbitrage.” Such price arbitrage
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More Information  (continued) opportunities may also occur in Portfolios which do not invest in foreign securities. For example, if trading in a security held by a Portfolio is halted and does not resume prior to the time the Portfolio calculates its NAV, such “stale pricing” presents an opportunity for investors to take advantage of the pricing discrepancy. Similarily, Portfolios that hold thinly-traded securities, such as certain small-capitalization securities, may be exposed to varying levels of pricing arbitrage. The Portfolios have adopted fair valuation policies and procedures intended to reduce the Portfolios’ exposure to price arbitrage, stale pricing and other potential pricing discrepancies, however, to the extent that a Portfolio’s NAV does not immediately reflect these changes in market conditions, short-term trading may dilute the value of Portfolio shares, which negatively affects long-term shareholders.

Although the policies and procedures known to the Portfolios that are followed by the financial intermediaries that use the Portfolios and the monitoring by the Portfolios are designed to discourage frequent, short-term trading, none of these measures can eliminate the possibility that frequent, short-term trading activity in the Portfolios will occur. Moreover, decisions about allowing trades in the Portfolios may be required. These decisions are inherently subjective, and will be made in a manner that is in the best interest of a Portfolio’s shareholders.

Portfolio Holdings Disclosure Policy

A description of the policies and procedures with respect to the disclosure of each Portfolio’s portfolio securities is available in the SAI. Each Portfolio posts its portfolio holdings schedule on its website on a calendar-quarter basis and makes it available 30 calendar days following the end of the previous calendar quarter. The portfolio holdings schedule is as of the last day of the previous calendar quarter (e.g., each Portfolio will post the quarter ending June 30 holdings on July 31). A Portfolio may also post its complete or partial portfolio holdings on its website as of a specified date.

Each Portfolio’s portfolio holdings schedule will, at a minimum, remain available on the Portfolios’ website until the Portfolio files a Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the website information is current. The Portfolios’ website is located at www.ingfunds.com.

Reports to Shareholders

The fiscal year of each Portfolio ends on December 31. Each Portfolio will send financial statements to its shareholders at least semi-annually. An annual shareholder report containing financial statements audited by the independent registered public accounting firm will be sent to shareholders each year.

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Net Asset Value

The NAV per share for each class of each Portfolio is determined each business day as of Market Close on the NYSE. The Portfolios are open for business every day the NYSE is open. The NYSE is closed on all weekends and on all national holidays and Good Friday. Portfolio shares will not be priced on those days. The NAV per share of each class of each Portfolio is calculated by taking the value of the Portfolio’s assets attributable to that class, subtracting the Portfolio’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding.

In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest, approximates market value. Securities prices may be obtained from automated pricing services. Shares of investment companies held by a Portfolio will generally be valued at the latest NAV reported by those companies. The prospectuses for those investment companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Trading of foreign securities may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may occur on weekends or holidays when a Portfolio’s NAV is not calculated. As a result, the NAV of a Portfolio may change on days when shareholders will not be able to purchase or redeem a Portfolio’s shares.

When market quotations are not available or are deemed unreliable, the Portfolio will use a fair value for the security that is determined in accordance with procedures adopted by a Portfolio’s Board. The types of securities for which such fair value pricing might be required include, but are not limited to:

  Foreign securities, where a foreign security whose value at the close of the foreign market on which it principally trades likely would have changed by the time of the close of the NYSE, or the closing value is otherwise deemed unreliable;
  Securities of an issuer that has entered into a restructuring;
  Securities whose trading has been halted or suspended;
  Fixed-income securities that have gone into default and for which there are no current market value quotations; and
  Securities that are restricted as to transfer or resale.

The Portfolios or the Advisers may rely on the recommendations of a fair value pricing service approved by the Portfolios’ Board in valuing foreign securities. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. Each Adviser makes such determinations in good faith in accordance with procedures adopted by the Portfolios’ Board. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a Portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Portfolio determines its NAV per share.

When an insurance company or Qualified Plan is buying shares of the Portfolios, it will pay the NAV that is next calculated after the order from the insurance company’s Variable Contract holder or Qualified Plan participant is received in proper form. When an insurance company or Qualified Plan is selling shares, it will normally receive the NAV that is next calculated after the order from the insurance company’s Variable Contract holder or Qualified Plan participant is received in proper form.

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Management of the Portfolios

Advisers

DSL, a Delaware limited liability company, serves as the investment adviser to each of the Portfolios except ING Index Plus International Equity Portfolio. ING Investments, an Arizona limited liability company, serves as the investment adviser to ING Index Plus International Equity Portfolio. DSL and ING Investments have overall responsibility for the management of each of their respective Portfolios. DSL and ING Investments provide or oversee all investment advisory and portfolio management services for each of their respective Portfolios. DSL and ING Investments are registered with the SEC as investment advisers and DSL is registered with FINRA as a broker-dealer.

On December 29, 2006, an internal reorganization was undertaken in which DSI, a former adviser to each of the Portfolios except ING Index Plus International Equity Portfolio, was reorganized into a limited liability company and it became a wholly-owned subsidiary of ING Life Insurance and Annuity Company. The resulting company was DSL, a registered investment adviser and broker-dealer. As a result of this reorganization, DSI’s advisory contracts were assumed by DSL.

DSL and ING Investments are indirect, wholly-owned subsidiaries of ING Groep. ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services to over 75 million private, corporate and institutional clients in more than 50 countries. With a diverse workforce of about 125,000 people, ING comprises a broad spectrum of prominent companies that increasingly serve their clients under the ING brand.

As of December 31, 2008, DSL managed approximately $34.2 billion in registered investment company assets. DSL’s principal offices are located at 1475 Dunwoody Drive, West Chester, PA 19380. ING Investments became an investment management firm in April 1995, and serves as investment adviser to registered investment companies as well as structured finance vehicles. ING Investments’ principal offices are located at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258. As of December 31, 2008, ING Investments had approximately $35.7 billion in registered investment company assets.

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Management of the Portfolios (continued)

Advisory Fees

DSL and ING Investments receive a monthly fee for their services based on the average daily net assets of each of their respective Portfolios (or the combined net assets of two or more Portfolios).

The following table shows the aggregate annual advisory fee paid by each Portfolio for the most recent fiscal year as a percentage of each Portfolio’s average daily net assets:

Portfolio	Advisory Fees (as a % of average daily net assets)
ING BlackRock Large Cap Value	0.80%
ING Clarion Real Estate	0.64%
ING Growth and Income II	0.74%
ING Index Plus International Equity	0.45%
ING International Growth Opportunities	1.00%
ING JPMorgan Small Cap Core Equity	0.88%
ING JPMorgan Value Opportunities	0.40%
ING Limited Maturity Bond	0.26%
ING Lord Abbett Affiliated	0.75%
ING PIMCO High Yield	0.49%
ING Pioneer Equity Income	0.65%
ING Pioneer Fund	0.72%
ING Stock Index	0.26%
ING Wells Fargo Small Cap Disciplined	0.77%

For information regarding the Board’s approval of the investment advisory and investment sub-advisory relationships, please refer to the Portfolios’ annual shareholder report dated December 31, 2008. For information regarding the Board’s approval of the change in sub-adviser for ING Growth and Income Portfolio II and ING Clarion Real Estate Portfolio, please refer to the Portfolios’ semi-annual report to be dated June 30, 2009.

Sub-Advisers

The Advisers have engaged one or more sub-advisers to provide the day-to-day management of each Portfolio’s portfolio. Some of these sub-advisers are affiliates of DSL and ING Investments, and some are independent.

DSL and ING Investments, subject to the supervision of the Board, each act as a ‘‘manager-of-managers’’ for their respective Portfolios. DSL and ING Investments delegate to the sub-advisers of the Portfolios the responsibility for investment management, subject to DSL’s or ING Investments’ oversight. DSL and ING Investments are responsible for monitoring the investment program and performance of the sub-advisers of the Portfolios.

From time to time, DSL or ING Investments may also recommend the appointment of additional sub-advisers or replacement of non-affiliated sub-advisers to the the Portfolios’ Board. It is not expected that DSL or ING Investments would normally recommend replacement of an affiliated sub-adviser as part of their oversight responsibilities. The Portfolios, DSL and ING Investments have received exemptive relief from the SEC to permit DSL or ING Investments, with the approval of the the Portfolios’ Board, to appoint an additional non-affiliated sub-adviser or to replace an existing sub-adviser with a non-affiliated sub-adviser as well as change the terms of a contract with a non-affiliated sub-adviser, without submitting the contract to a vote of the shareholders. A Portfolio will notify shareholders of any change in the identity of the sub-adviser of the Portfolio or the addition of a sub-adviser to the Portfolio. In this event, the name of a Portfolio and its investment strategies may also change.

Under the terms of a sub-advisory agreement, an agreement can be terminated by either DSL, ING Investments or the Portfolios’ Board. In the event a sub-advisory agreement is terminated, the sub-adviser may be replaced subject to any regulatory requirements or DSL or ING Investments may assume day-to-day investment management of the Portfolios.

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Management of the Portfolios (continued)

ING BlackRock Large Cap Value Portfolio

BlackRock Investment Management, LLC

BlackRock Investment Management, LLC (“BlackRock Investment Management”) serves as the Sub-Adviser to the Portfolio, and is an indirect wholly-owned subsidiary of BlackRock, Inc. The principal address of BlackRock Investment Management is 800 Scudders Mill Rd., Plainsboro, NJ 08536.

As of December 31, 2008, BlackRock Investment Management and its affiliates had over $1.31 trillion in investment company and other portfolio assets under management.

The Portfolio is supported by a team of investment professionals who are responsible for investment research and selection. Robert C. Doll, Jr. is the Portfolio’s portfolio manager and Daniel Hanson is the Portfolio’s associate portfolio manager. Mr. Doll is primarily responsible for the day-to-day management of the Portfolio and has managed the Portfolio since inception. Mr. Hanson has co-managed the Portfolio since 2008.

Robert C. Doll, CFA, Vice Chairman and Director of BlackRock Investment Management is BlackRock’s Global Chief Investment Officer for Equities and a member of the Executive, Operating and Leadership Committees. Mr. Doll is also head of the U.S. Large Cap Series equity team and has primary portfolio management responsibility for these products. Mr. Doll’s service with BlackRock Investment Management dates back to 1999, including his years with Merrill Lynch Investment Managers (“MLIM”), which merged with BlackRock Investment Management in 2006. At MLIM, he served as the President and Chief Investment Office, Senior Portfolio Manager and Team Leader. He was also a member of the Merrill Lynch & Co., Inc. Executive Management Committee and was the Senior Fund Manager of the Merrill Lynch Large Cap Series Funds. Mr. Doll joined MLIM in June 1999 as the Chief Investment Officer for Equities, and later that year was promoted to the position of Global Chief Investment Officer. Prior to joining MLIM, Mr. Doll served as the Chief Investment Officer of Oppenheimer Funds, Inc., during which time he directed a 100-member investment staff and managed the firm’s $100 billion in assets. In addition, he served as a member of the Executive Committee.

Daniel Hanson, CFA, Director and associate portfolio manager is a member of BlackRock’s U.S. Large Cap Series equity team. Mr. Hanson’s service with BlackRock Investment Management dates back to 2003, including his years with Merrill Lynch Investment Managers (“MLIM”), which merged with BlackRock Investment Management in 2006. At MLIM, he was responsible for fundamental research for large cap equities. Prior to joining MLIM in 2003, he was an investment banker at Bear Stearns advising on equity and debt financings and mergers and acquisitions in the healthcare sector. Earlier at Bear Stearns he was a high-yield securities analyst, focusing on healthcare and financials. Prior to that, he traded collateralized mortgage obligations, and was assistant portfolio manger in charge of fixed-income accounts at Pine Tree Capital. He began his career on Wall Street as a research analyst for economist Sam Nakagama.

ING Clarion Real Estate Portfolio

ING Clarion Real Estate Securities L.P.

Founded in 1969, ING Clarion Real Estate Securities L.P. (“ING CRES”), a Delaware limited partnership, is registered with the SEC as an investment adviser. ING CRES is an indirect, wholly-owned subsidiary of ING Groep and is an affiliate of ING Investments. The principal address of ING CRES is 201 King of Prussia Road, Suite 600, Radnor, PA 19087. ING CRES is in the business of providing investment advice to institutional and individual client accounts that, as of December 31, 2008, were valued at approximately $10.8 billion.

The following individuals jointly share responsibility for the day-to-day management of the Portfolio and have co-managed the Portfolio since May 2009.

T. Ritson Ferguson, Chief Investment Officer (“CIO”) and Portfolio Manager. Mr. Ferguson has served as Co-CIO and more recently CIO of ING CRES since 1991.

Joseph P. Smith, Managing Director and Portfolio Manager, is a member of the Investment Policy Committee. Mr. Smith joined ING CRES in 1997.

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Management of the Portfolios (continued) ING Index Plus International Equity Portfolio

ING Investment Management Advisors, B.V.

ING Investment Management Advisors, B.V. (“IIMA”) has managed the Portfolio since its inception. IIMA is a Netherlands corporation organized in 1896 (became an investment advisory company in 1991). It currently has its principal office in Prinses Beatrixlaan 15, 2595 AK The Hague, the Netherlands. IIMA is registered with the SEC as an investment adviser. IIMA is a company organized to manage investments and provide investment advice to entities affiliated with ING Groep. IIMA is an indirect wholly-owned subsidiary of ING Groep and is an affiliate of the Advisers. IIMA operates under the collective management of ING Investment Management, Co. (“IIM”) which had assets under management of over $35.7 billion as of December 31, 2008.

The following individuals jointly share responsibility for the day-to-day management of the Portfolio and have co-managed the Portfolio since July 2005.

Carl Ghielen, Portfolio Manager, is responsible for stock selection, as well as coordinating efforts on behalf of IIMA and certain ING affiliates’ international equity teams. Mr. Ghielen is the portfolio manager responsible for implementing the daily investment decisions, including placing trade orders. Prior to joining IIMA in 2000, he worked for a large corporate Dutch pension fund as senior portfolio manager.

Martin Jansen, Portfolio Manager, is responsible for stock selection. Mr. Jansen joined IIMA or its affiliates in 1997 as senior manager. Prior to joining IIMA, Mr. Jansen was responsible for the U.S. equity and venture capital portfolios at a large corporate Dutch pension fund.

Tjeert Keijzer, CFA and Portfolio Manager, joined ING IM in July 2007. He is a Senior Portfolio Manager in the Quantitative Equity team where he is responsible for quantitative equity portfolio management. He is also involved in research projects pertaining to stock selection models, portfolio construction and risk analysis. Before joining ING IM, he worked with ABN AMRO Asset Management where he was portfolio manager with the Quant Equity Group and Structured Asset Management. Mr. Keijzer has also been employed as a quantitative analyst with AEGON Asset Management with a focus on the development of stock selection models, portfolio risk modeling and long/short equity portfolio management applications.

ING Growth and Income Portfolio II, ING International Growth Opportunities Portfolio, ING Limited Maturity Bond Portfolio, and ING Stock Index Portfolio

ING Investment Management Co.

ING Investment Management Co. (“ING IM”), a Connecticut corporation, serves as the Sub-Adviser to the Portfolio. ING IM also serves as an investment adviser to other registered investment companies (or series thereof), as well as to privately managed accounts.

Founded in 1972, ING IM is registered as an investment adviser with the SEC. ING IM is an indirect, wholly-owned subsidiary of ING Groep and is an affiliate of the Adviser. ING IM has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972.

As of December 31, 2008, ING IM managed approximately $54.3 billion in assets. The principal address of ING IM is 230 Park Avenue, New York, New York 10169.

ING Growth and Income Portfolio II

The following individuals are jointly responsible for the day-to-day management of ING Growth and Income Portfolio II. Mr. Corapi and Mr. Pytosh have co-managed the Portfolio since April 2009.

Christopher F. Corapi, Portfolio Manager and Director of Fundamental Equity Research, joined ING IM in February 2004. Prior to joining ING IM, Mr. Corapi served as Global Head of Equity Research at Federated Investors since 2002. He served as Head of U.S. Equities and portfolio manager at Credit Suisse Asset Management beginning in 2000 and Head of Emerging Markets Research at JPMorgan Investment Management beginning in 1998.

Michael Pytosh, Portfolio Manager, joined ING Investment Management in 2004 as a senior sector analyst covering the technology sector. Prior to 2004, Mr. Pytosh was with Lincoln Equity Management, LLC, since 1996, where he started as a technology analyst and ultimately took on the role of the firm’s president. Prior to that, Mr. Pytosh was a technology analyst at JPMorgan Investment Management and an analyst at Lehman Brothers.

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Management of the Portfolios (continued) ING International Growth Opportunities Portfolio

The following individual is responsible for the day-to-day management of the ING International Growth Opportunities Portfolio and has managed the Portfolio since May 2006.

Uri Landesman, Senior Vice President and Head of International Equities for ING IM, joined ING IM in 2006 from Federated Investors, where he was most recently director of global equity research. During his tenure at Federated Investors (which began in 2003), he managed three international large-cap growth funds as well as two global core funds. Prior to working at Federated Investors, he served as an investment professional with Arlington Capital Management. Mr. Landesman began his career at Sanford C. Bernstein & Co.

ING Limited Maturity Bond Portfolio

The following individuals are jointly responsible for the day-to-day management of the ING Limited Maturity Bond Portfolio and have co-managed the Portfolio since January 2009.

Christopher Diaz, Portfolio Manager, has been with ING IM since 2000 and heads the Global Rates group for ING IM. He is primarily responsible for the global sovereign debt and derivative component of ING IM’s institutional, mutual fund and proprietary portfolio. Prior to joining ING IM, he was a fixed-income portfolio analyst for SunTrust Equitable Securities Corporation.

Peter Guan, Ph.D, Portfolio Manager, has been with ING IM since October 2004 as a senior portfolio manager of Residential Mortgage products. Prior to joining ING IM, he was with Citigroup Alternative Investments during most of 2004, where he initiated a managed product platform for mortgage-backed investments. Previously, Dr. Guan worked at the Clinton Group, a New York based hedge fund, where he traded mortgage products.

Christine Hurtsellers, Portfolio Manager, has been with ING IM since 2005 and leads the fixed-income business for ING IM. From 1999 to 2005, Ms. Hurtsellers worked at Freddie Mac where she managed ARMs, MBS, CMO and mortgage derivatives portfolios. She also managed portfolios for Alliance Capital Management and Banc One.

Mike Hyman, Portfolio Manager, has been with ING IM since 2001 and is responsible for managing the investment-grade credit and structured portfolios across multiple client objectives. Prior to joining ING IM, Mr. Hyman worked in securitization and derivative structuring at GE Capital. Previously he managed proprietary fixed-income and derivative portfolio for Société Générale and Yasuda Trust and Bank.

ING Stock Index Portfolio

The following individual is solely responsible for the day-to-day management of the ING Stock Index Portfolio and has managed the Portfolio since April 2007.

Vincent Costa is Head of Quantitative Equity, responsible for leading the portfolio management effort and overseeing research for quantitative equity products. These products include index, enhanced index, and active quantitative funds. Mr. Costa joined ING Investment Management in April 2006 as Head of Portfolio Management for Quantitative Equity. Prior to joining ING, Mr. Costa was with Merrill Lynch Investment Management, where he worked for seven years in quantitative equity leadership positions. Most recently, he served as managing director and head of their quantitative investments organization where he had overseen some $60 billion in assets across 70 funds. Prior to that Mr. Costa worked at Bankers Trust Company as a Senior Portfolio Manager, managing global index and enhanced index products.

ING JPMorgan Small Cap Core Equity Portfolio and ING JPMorgan Value Opportunities Portfolio

J.P.Morgan Investment Management Inc.

J.P. Morgan Investment Management Inc. (“JPMorgan”) serves as the Sub-Adviser to the Portfolio and is an indirect wholly-owned subsidiary of JPMorgan Chase & Co., a bank holding company. JPMorgan also provides discretionary investment services to institutional clients and is principally located at 245 Park Avenue, New York, New York 10167. As of December 31, 2008, JPMorgan and its affiliates had $1.133 trillion in assets under management.

ING J.P.Morgan Small Cap Core Equity Portfolio

The following individuals jointly share responsibility for the day-to-day management of the J.P.Morgan Small Cap Core Equity Portfolio. Mr. Blum and Mr. Mr. Ruhl have co-managed the Portfolio since August 2004. Mr. Gawronski has co-managed the Portfolio since July 2005.

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Management of the Portfolios (continued) Christopher T. Blum, CFA and Managing Director, is the CIO of the U.S. Behavioral Financial Group. An employee since 2001, Mr. Blum is responsible for the Intrepid and Behavioral Small Cap Strategies. Mr. Blum rejoined the firm in 2001 where he acted as a portfolio manager and headed the U.S. Behavioral Finance Small Cap Equity Group. Before rejoining the firm in 2001, Mr. Blum spent two years as a research analyst responsible for the valuation and acquisition of private equity assets at Pomona Capital. Prior to that, he spent over three years in the U.S. Structured Equity Group at JPMorgan where he focused on structured small-cap core and small-cap value accounts.

Glenn Gawronski, CFA and Vice President, is a portfolio manager in the U.S. Small Cap Equity Group and has 12 years of investment experience. He has been employed by JPMorgan and its affiliates since 1999.

Dennis S. Ruhl, CFA and Vice President, is the head of the U.S. Behavioral Finance Small Cap Equity Group. A member of the team since 2001, Mr Ruhl also acts as a portfolio manager and leads the group’s quantitative research effort. An employee since 1999, Mr. Ruhl previously worked on quantitative equity research (focusing on trading) as well as business development. Mr. Ruhl is the former New York and National Chair of the Board of Minds Matter, a non-profit mentoring organization. He is also a board member of the MIT Club of New York and Regional Vice Chair of the MIT Educational Council.

ING J.P.Morgan Value Oppoprtunities Portfolio

The following individuals are jointly responsible for the day-to-day management of the J.P.Morgan Value Opportunities Portfolio. Mr. Gutmann solely managed the Portfolio since April 2005 and has co-managed the Portfolio with Ms. Miller since February 2009.

Alan H. Gutmann, Vice President, is a portfolio manager in the Large Cap Value Team within the U.S. Equity Group. Mr. Gutmann has worked for JPMorgan since 2003, prior to which he was a research analyst and portfolio manager at Oppenheimer Capital, First Manhattan Co. and Neuberger Berman. Mr. Gutmann began his financial career as an analyst in the Merger & Acquisition Group of Citigroup Capital Markets formerly known as Salomon Brothers.

Kelly Miller, CFA, is a co-portfolio manager on the Large Cap Value Team within the U.S. Equity Group of JPMorgan Investment Management. An employee since 2002, Ms. Miller previously worked as an investment assistant for the U.S. Equity Team and as an analyst on the U.S. Equity Client Portfolio Management Team.

ING Lord Abbett Affiliated Portfolio

Lord, Abbett & Co. LLC

Lord, Abbett & Co. LLC (“Lord Abbett”) has served as Sub-Adviser to the Portfolio since December 2005. The principal address of Lord Abbett is 90 Hudson Street, Jersey City, New Jersey 07302. As of December 31, 2008, Lord Abbett managed $70 billion in assets.

The following individuals are jointly and primarily responsible for the day-to-day management of the Portfolio and have managed the Portfolio since December 2005.

Kenneth G. Fuller, Partner of Lord Abbett and Portfolio Manager, joined Lord Abbett in 2002.

Eli M. Salzmann, Partner of Lord Abbett and Director of Equity Investments, joined Lord Abbett in 1997.

ING PIMCO High Yield Portfolio

Pacific Investment Management Company LLC

Organized in 1971, Pacific Investment Management Company LLC (“PIMCO”) provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. The principal address of PIMCO is 840 Newport Center Drive, Newport Beach, California 92660. As of December 31, 2008, PIMCO had over $747 billion in assets under management.

PIMCO, a Delaware limited liability company, is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI LP”). Allianz SE (“Allianz SE”) is the indirect majority owner of AGI LP. Allianz SE is a European-based, multinational insurance and financial services holding company.

The following individual is responsible for the day-to-day management of the Portfolio and has managed the Portfolio since May 2007.

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Management of the Portfolios (continued) Mark T. Hudoff is an Executive Vice President and portfolio manager in the high-yield area. Mr. Hudoff joined PIMCO in 1996, previously having been associated with Bank Credit Analyst Research Group where he worked as a fixed-income strategist. He has over 20 years of investment experience.

ING Pioneer Equity Income Portfolio and ING Pioneer Fund Portfolio

Pioneer Investment Management, Inc.

Pioneer Investment Management, Inc. (“Pioneer”) is an indirect, wholly-owned subsidiary of UniCredito Italiano SpA, one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. The principal address of Pioneer is 60 State Street, Boston, Massachusetts 02109. As of December 31, 2008, assets under management were approximately $213 billion worldwide, including over $49 billion in assets under management by Pioneer.

ING Pioneer Equity Income Portfolio

The following individuals jointly share responsibility for the day-to-day management of the ING Pioneer Equity Income Portfolio and have co-managed the Portfolio since November 2006. Mr. Carey and Mr. Hunnewell are supported by the domestic equity team. Members of this team manage other Pioneer funds investing primarily in U.S. equity securities. The portfolio managers and the team also may draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer’s affiliate, Pioneer Investment Management Limited.

John A. Carey, Portfolio Manager, is an Executive Vice President and Portfolio Manager at Pioneer. Mr. Carey joined Pioneer as an analyst in 1979.

Walter Hunnewell, Jr., Associate Portfolio Manager, is a Vice President-Portfolio Manager of Pioneer, joined Pioneer as a Vice President-Assistant Portfolio Manager in August 2001 and has been an investment professional since 1985.

ING Pioneer Fund Portfolio

The following individuals jointly share responsibility for the day-to-day management of the ING Pioneer Fund Portfolio and have co-managed the Portfolio since April 2005. Mr. Carey and Mr. Hunnewell are supported by the domestic equity team. The team manages other Pioneer mutual funds investing primarily in U.S. equity securities. They may also draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer’s affiliate, Pioneer Investment Management Limited.

John A. Carey, Portfolio Manager, is an Executive Vice President and Portfolio Manager at Pioneer. Mr. Carey joined Pioneer as an analyst in 1979.

Walter Hunnewell, Jr., Associate Portfolio Manager, is a Vice President-Portfolio Manager of Pioneer, joined Pioneer as a Vice President-Assistant Portfolio Manager in August 2001 and has been an investment professional since 1985.

ING Wells Fargo Small Cap Disciplined Portfolio

Wells Capital Management, Inc.

Wells Capital Management, Inc. (“Wells Capital Management”) is a registered investment adviser and a wholly-owned subsidiary of Wells Fargo Bank, N.A. and was formed in 1986 from institutional investment teams that had been in place since 1991. The principal address of Wells Capital Management is 525 Market Street, 10th Floor, San Francisco, CA 94105. As of December 31, 2008, Wells Capital Management managed over $252 billion in assets.

The following individual is responsible for the day-to-day management of the Portfolio and has managed the Portfolio since November 2005.

James M. Tringas, CFA, CPA, joined Wells Capital Management in 2009 as a portfolio manager. He is also a managing director and senior portfolio manager with the Small Cap Value Team of Evergreen Investment Management Company. Mr. Tringas has been with Evergreen Investment Management Company or one of its predecessor firms since 1994. Prior to that time, he served as a Senior Consultant in the Personal Financial Group of Ernst & Young from 1990 to 1994. Mr. Tringas received both a BS (1988) and a MS (1990) in accounting from the University of Florida. He has been awarded the use of the Chartered Financial Analyst designation by the CFA Institute. He is also a Certified Public Accountant; he received his CPA license from the State of Florida in 1991.

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Management of the Portfolios (continued) Bryant VanCronkhite, CFA, CPA, is a senior research analyst for the Disciplined Value Equity Team at Wells Capital Management, has been promoted to take on the newly established role of co-portfolio manager for the team. Prior to becoming co-portfolio manager, Mr. VanCronkhite was a senior research analyst on the team, which he joined in 2004. Earlier, Mr. VanCronkhite was a mutual fund accountant for Strong Capital Management. He earned a bachelor’s degree and a master’s degree in professional accountancy from the University of Wisconsin–Whitewater and is a certified public accountant. He is a member of the CFA Institute and has earned the right to use the CFA designation.

Additional Information Regarding Portfolio Managers

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager and each portfolio manager’s ownership of securities in the Portfolio.

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Taxes and Distributions

Holders of Variable Contracts should refer to the prospectus for their contracts for information regarding the tax consequences of owning such contracts and should consult their tax adviser before investing.

Dividends from net investment income are declared and paid by each Portfolio (except ING PIMCO High Yield Portfolio) at least annually. For ING PIMCO High Yield Portfolio, dividends from net investment income, if any, are declared daily and paid monthly. Each Portfolio will also pay distributions from net realized capital gains, reduced by available capital losses, at least annually. All dividends and capital gain distributions will be automatically reinvested in additional shares of a Portfolio at the NAV of such shares on the payment date, unless participating insurance company’s separate account is permitted to hold cash and elects to receive payment in cash. From time to time, a portion of a Portfolio’s dividends may constitute a return of capital.

Each Portfolio intends to qualify as a regulated investment company (“RIC”) for federal income tax purposes by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”), including requirements with respect to diversification of assets, distribution of income and sources of income. As a RIC, a Portfolio generally will not be subject to tax on its net investment company taxable income and net realized capital gain. Each Portfolio also intends to comply with the diversification requirements of Section 817(h) of the Code and the underlying regulations for Variable Contracts so that owners of these contracts should not be subject to federal tax on distribution of dividends and income from a Portfolio to the insurance company’s separate accounts.

Since the sole shareholders of a Portfolio will be separate accounts or other permitted investors, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of the Policies, see the attached prospectus for the Policy.

See the SAI for further information about tax matters.

THE TAX STATUS OF YOUR INVESTMENT IN A PORTFOLIO DEPENDS UPON THE FEATURES OF YOUR VARIABLE CONTRACT. FOR FURTHER INFORMATION, PLEASE REFER TO THE PROSPECTUS FOR THE VARIABLE CONTRACT.

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Performance of a Similarly Managed Mutual Fund

ING Pioneer Equity Income Portfolio has substantially the same investment objective, policies and investment strategies as an existing mutual fund (“Comparable Fund”) that is sold either directly to the public on a retail basis or through variable products and that is advised or sub-advised by Pioneer.

While the above-mentioned Portfolio is managed in a manner similar to that of the Comparable Fund whose historical performance is presented below, investors should be aware that the Portfolio is not the same fund and will not have the same performance. Investments made by the Portfolio at any given time may not be the same as those made by the Comparable Fund. Different performance will result due to factors such as differences in the cash flows into and out of the Portfolio, different fees and expenses, and differences in portfolio size and positions. In addition, you should note that the total operating expenses of the Comparable Fund may be lower than the total operating expenses of the Portfolio. In such instances, the performance of the Comparable Fund would be negatively impacted if the total operating expenses of the Portfolio had been used to compute the Comparable Fund’s performance.

The historical performance of the Comparable Fund is presented below. You should not consider the performance of the Comparable Fund as an indication of the future performance of the Portfolio. The performance figures shown below reflect the deduction of the historical fees and expenses paid by the Comparable Fund and not to be paid by the Portfolio. The figures do not reflect the deduction of any insurance fees or charges that are imposed by the insurance company in connection with its sale of Variable Contracts. You should refer to the separate account prospectuses, prospectus summary or disclosure statement describing the Variable Contracts for information pertaining to these insurance fees and charges. If the insurance fees or charges were included, the performance results would be lower. The results shown below reflect the reinvestment of dividends and distributions, and, aside from fee and expense differences, were calculated in the same manner that will be used by the Portfolio to calculate its own performance. Performance is net of all other fees including sales load. Please be advised that although only one Comparable Fund is shown for the Portfolio, the sub-adviser of the Portfolio may manage substantially similar mutual funds, the performance of which is not shown.

The following table shows the average annual total returns of the Comparable Fund for the stated periods ended December 31, 2008, as well as a comparison with the performance of the applicable benchmarks.(1)

	1 Year	3 Years	5 Years	10 Years (or since inception)
Pioneer Equity Income Fund – Class A (PEQIX)	(30.02)%	(4.77)%	1.23%	1.55%
(Comparable to ING Pioneer Equity Income Portfolio) Pioneer Equity Income Portfolio VCT I	(30.02)%	(4.77)%	1.23%	1.55%
(Comparable to ING Pioneer Equity Income Portfolio) Russell 1000® Value Index(1)	(36.85)%	(8.32)%	(0.79)%	1.36%
(1)	The Russell 1000® Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.
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Financial Highlights

The following financial highlights are intended to help you understand each Portfolio’s Class S shares’ financial performance for the past 5 years (or, if shorter, for the period of the Class’ operations). Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Portfolio (assuming reinvestment of all dividends and distributions), but does not include charges and expenses attributable to any insurance products and would be lower if they did. The information has been derived from the Portfolios’ financial statements, which have been audited by KPMG LLP, an independent registered public accounting firm, whose report, along with the Portfolios’ financial statements, are included in the annual shareholder report, which is incorporated by reference into the SAI and is available upon request.

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Financial Highlights (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations			Less distributions						Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions	Payments by affiliates	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses, net of fee waivers and/or recoupments, if any(2)(3)	Expenses, net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or Period ended	($)	($)	($)	($)	($)	($)	($)		($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
ING BlackRock Large Cap Value Portfolio
Class S
12-31-08	14.02	0.12	(4.93)	(4.81)	0.04	0.59	0.63	—	8.58	(35.32)	1.05	0.99†	0.99†	0.82†	30,122	129
12-31-07	13.89	0.08•	0.54	0.62	0.05	0.44	0.49	—	14.02	4.30	1.05	0.99	0.99	0.55	60,977	110
12-31-06	12.31	0.09•	1.89	1.98	0.07	0.33	0.40	—	13.89	16.36	1.05	1.00	1.00	0.69	71,171	103
12-31-05	11.69	0.09	0.53	0.62	—	0.00*	0.00*	—	12.31	5.31	1.07	1.03	1.03	0.57	42,308	170
12-31-04	10.98	0.02	1.24	1.26	0.03	0.52	0.55	—	11.69	11.52	1.05	1.05	1.05	0.34	74,928	75
ING Clarion Real Estate Portfolio
Class S
12-31-08	28.41	0.52•	(9.97)	(9.45)	0.30	4.58	4.88	—	14.08	(38.51)	0.90	0.89†	0.89†	2.17†	324,906	53
12-31-07	38.89	0.44•	(6.64)	(6.20)	0.41	3.87	4.28	—	28.41	(17.74)	0.89	0.89	0.89	1.22	644,502	40
12-31-06	30.98	0.41•	10.67	11.08	0.44	2.73	3.17	—	38.89	37.63	0.90	0.90	0.90	1.19	1,025,126	28
12-31-05	27.61	0.47•(a)	4.07(a)	4.54	0.31	0.86	1.17	—	30.98	16.78	0.90	0.90	0.90	1.58†	983,628	24
12-31-04	20.46	0.71	7.01	7.72	0.35	0.22	0.57	—	27.61	37.77	0.91	0.91	0.91	3.93	572,066	18
ING Growth and Income Portfolio II
Class S
12-31-08	10.46	0.04	(5.25)	(5.21)	0.00*	1.86	1.86	—	3.39	(55.45)	0.99	0.99	0.95	0.74	137,402	34
12-31-07	11.26	(0.01)	(0.65)	(0.66)	—	0.14	0.14	—	10.46	(6.00)	0.99	0.99	0.98	(0.12)	384,079	28
12-31-06	10.61	(0.02)	0.70	0.68	—	0.03	0.03	—	11.26	6.49	1.03	1.03	1.02	(0.20)	452,029	11
12-31-05	10.03	(0.02)•	0.62	0.60	—	0.02	0.02	—	10.61	5.99	1.04	1.04	1.04	(0.20)	546,328	11
12-31-04	8.82	(0.01)	1.23	1.22	0.01	—	0.01	—	10.03	13.87	1.06	1.06	1.06	(0.07)	324,740	95
ING Index Plus International Equity Portfolio
Class S
12-31-08	14.12	0.37	(5.27)	(4.90)	0.71	3.36	4.07	—	5.15	(43.81)	1.01	0.85	0.85	2.67	55,045	176
12-31-07	13.09	0.28•	0.79	1.07	—	0.04	0.04	—	14.12	8.16	0.86	0.80	0.80	2.00	116,647	188
12-31-06	10.81	0.23•	2.47	2.70	0.13	0.29	0.42	—	13.09	24.97	0.88	0.80	0.80	1.91	114,293	155
07-29-05(4) - 12-31-05	10.00	0.04	1.00	1.04	0.04	0.19	0.23	—	10.81	10.34	1.04	0.80	0.80	0.99	27,276	77
ING International Growth Opportunities Portfolio
Class S
12-31-08	10.36	0.10	(4.56)	(4.45)	0.10	2.53	2.63	0.16	3.44	(52.34)††	1.30	1.30†	1.30†	1.20†	58,618	135
12-31-07	10.74	0.07•	1.80	1.87	0.13	2.12	2.25	—	10.36	18.47	1.26	1.26†	1.26†	0.66†	157,449	135
12-31-06	10.46	0.12•	1.91	2.03	0.19	1.56	1.75	—	10.74	21.56	1.27	1.27	1.27	1.11	172,564	148
12-31-05	10.27	0.14	0.82	0.96	0.25	0.52	0.77	—	10.46	10.50	1.26	1.26	1.26	1.29	179,170	123
12-31-04	8.88	0.12	1.36	1.48	0.09	—	0.09	—	10.27	16.71	1.26	1.26	1.26	1.19	201,115	87
See Accompanying Notes to Financial Highlights
73

Financial Highlights (continued)
		Income (loss) from investment operations			Less distributions						Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions	Payments by affiliates	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses, net of fee waivers and/or recoupments, if any(2)(3)	Expenses, net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or Period ended	($)	($)	($)	($)	($)	($)	($)		($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
ING JPMorgan Small Cap Core Equity Portfolio
Class S
12-31-08	13.27	0.07	(3.79)	(3.72)	0.05	1.10	1.15	—	8.40	(29.95)	1.13	1.11†	1.11†	0.49†	138,139	62
12-31-07	14.23	0.08	(0.23)	(0.15)	0.02	0.79	0.81	—	13.27	(1.69)	1.13	1.10	1.10	0.56	251,078	47
12-31-06	12.51	0.03	2.02	2.05	—	0.33	0.33	—	14.23	16.63	1.13	1.11	1.11	0.25	248,675	43
12-31-05	13.37	0.02•	0.43	0.45	—	1.31	1.31	—	12.51	3.69	1.14	1.14	1.13	0.14	180,454	57
12-31-04	10.63	(0.02)	2.77	2.75	—	0.01	0.01	—	13.37	25.91	1.15	1.15	1.15	(0.30)	158,732	147
ING JPMorgan Value Opportunities Portfolio
Class S
12-31-08	11.75	0.22	(4.59)	(4.37)	0.28	1.12	—	1.40	5.98	(39.49)	0.80	0.78†	0.78†	1.98†	23,387	95
12-31-07	12.69	0.19•	(0.25)	(0.06)	0.16	0.72	—	0.88	11.75	(1.17)	0.79	0.78	0.78	1.52	50,933	84
12-31-06	10.74	0.19•	1.94	2.13	0.04	0.14	—	0.18	12.69	20.04	0.80	0.78	0.78	1.71	79,126	90
04-29-05(4) - 12-31-05	10.00	0.11•	0.63	0.74	—	—	—	—	10.74	7.40	0.78	0.78	0.78	1.53	169,410	48
ING Limited Maturity Bond Portfolio
Class S
12-31-08	11.12	0.45•	(0.45)	(0.00)*	0.73	0.08	—	0.81	10.31	(0.23)	0.52	0.52†	0.52†	4.13†	205,438	310
12-31-07	10.73	0.50•	0.11	0.61	0.22	—	—	0.22	11.12	5.77	0.52	0.52†	0.52†	4.55†	251,309	439
12-31-06	10.72	0.46•	(0.06)	0.40	0.39	—	—	0.39	10.73	3.83	0.53	0.53†	0.53†	4.27†	295,289	352
12-31-05	11.10	0.37•	(0.19)	0.18	0.53	0.03	—	0.56	10.72	1.63	0.54	0.54	0.54	3.44	300,275	219
12-31-04	11.65	0.65•	(0.49)	0.16	0.61	0.10	—	0.71	11.10	1.38	0.53	0.53	0.53	3.35	393,161	197
ING Lord Abbett Affiliated Portfolio
Class S
12-31-08	12.68	0.17	(4.51)	(4.34)	0.25	1.52	—	1.77	6.57	(36.58)	1.00	1.00†	1.00†	1.46†	60,368	108
12-31-07	12.67	0.14•	0.40	0.54	0.22	0.31	—	0.53	12.68	4.15	1.00	1.00	0.99	1.07	127,090	131
12-31-06	11.96	0.15•	1.82	1.97	0.11	1.15	—	1.26	12.67	17.60	1.00	1.00	0.99	1.25	161,230	48
12-31-05	11.48	0.13•	0.49	0.62	0.14	—	—	0.14	11.96	5.48	1.00	1.00	1.00	1.10	176,644	141
12-31-04	10.51	0.14	0.90	1.04	0.07	—	—	0.07	11.48	9.92	1.00	1.00	1.00	1.34	210,577	36
ING PIMCO High Yield Portfolio
Class S
12-31-08	9.89	0.67•	(2.80)	(2.13)	0.68	0.00*	0.06	0.74	7.02	(22.53)	0.74	0.74	0.74	7.58	358,998	416
12-31-07	10.32	0.69•	(0.40)	0.29	0.67	0.05	—	0.72	9.89	2.86	0.75	0.75	0.75	6.76	614,158	153
12-31-06	10.21	0.70	0.17	0.87	0.67	0.09	—	0.76	10.32	8.95	0.75	0.75	0.75	6.85	689,288	72
12-31-05	10.50	0.67•	(0.24)	0.43	0.70	0.02	—	0.72	10.21	4.33	0.75	0.75	0.75	6.53	721,985	102
05-03-04(4) - 12-31-04	10.00	0.42	0.48	0.90	0.40	—	—	0.40	10.50	9.24	0.74	0.74	0.74	6.19	697,885	50
ING Pioneer Equity Income Portfolio
Class S
12-31-08	9.18	0.22	(3.02)	(2.80)	0.23	—	0.01	0.24	6.14	(30.34)	1.06	0.94†	0.94†	2.70†	1	23
05-11-07(4) - 12-31-07	10.00	0.17•	(0.89)	(0.72)	0.10	—	—	0.10	9.18	(7.17)	1.03	0.94	0.93	2.73	1	20
See Accompanying Notes to Financial Highlights
74

Financial Highlights (continued)
		Income (loss) from investment operations			Less distributions						Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions	Payments by affiliates	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses, net of fee waivers and/or recoupments, if any(2)(3)	Expenses, net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or Period ended	($)	($)	($)	($)	($)	($)	($)		($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
ING Pioneer Fund Portfolio
Class S
12-31-08	13.12	0.20	(4.62)	(4.42)	0.31	0.45	0.01	0.77	7.93	(34.72)	0.98	0.94†	0.93†	1.50†	49,041	13
12-31-07	12.89	0.14	0.53	0.67	0.13	0.31	—	0.44	13.12	5.07	0.99	0.94	0.94	0.98	94,535	24
12-31-06	11.04	0.12	1.73	1.85	—	—	—	—	12.89	16.76	1.01	0.96	0.96	1.08	98,788	19
05-03-05(4) - 12-31-05	10.17	0.09•	0.82	0.91	0.04	0.00*	—	0.04	11.04	8.99(b)	1.00	0.96	0.96	1.27	82,505	39
ING Stock Index Portfolio
Class S
12-31-08	12.91	0.21•	(4.96)	(4.75)	0.38	0.11	—	0.49	7.67	(37.35)	0.51	0.51†	0.51†	2.03†	14,414	3
04-30-07(4) - 12-31-07	13.49	0.18•	(0.16)	0.02	0.22	0.38	—	0.60	12.91	0.06	0.51	0.51†	0.51†	2.03†	5,358	4
ING Wells Fargo Small Cap Disciplined Portfolio
Class S
12-31-08	10.97	0.08	(3.41)	(3.33)	0.08	1.30	—	1.38	6.26	(32.76)	1.18	1.12†	1.12†	0.78†	20,843	69
12-31-07	11.39	0.08•	(0.50)	(0.42)	—	—	—	—	10.97	(3.69)	1.17	1.12	1.12	0.66	40,176	111
12-31-06	9.73	0.03•	1.88	1.91	0.03	0.22	—	0.25	11.39	19.62	1.19	1.12	1.12	0.32	61,248	62
11-30-05(4) - 12-31-05	10.00	(0.01)	(0.26)	(0.27)	—	—	—	—	9.73	(2.70)	1.53	1.12	1.12	(1.10)	4,939	1

See Accompanying Notes to Financial Highlights
75

Accompanying Notes to Financial Highlights

(1)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(2)	Annualized for periods less than one year.
(3)	Expense ratios reflect operating expenses of a Portfolio. Expenses before reductions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage commission recapture arrangements, if any, or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor but prior to reductions from brokerage commission recapture arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.
(4)	Commencement of operations.
•	Calculated using average number of shares outstanding throughout the period.
*	Amount is less than $0.005 or less than $500 or more than $(0.005) or more than (0.005)%.
†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.
††	Excluding a payment by affiliate in 2008, International Growth Opportunties total return would have been (54.58)%.
(a)	Effective January 1, 2005, the Portfolio adopted a policy to reduce cost of investments for financial statement purposes by the distributions received in excess of income from Real Estate Investment Trusts. The effect of this change for the twelve months ended December 31, 2005 was to decrease net investment income per share by $0.40, increase net realized and unrealized gain on investments by $0.40 and decrease the ratio of net investment income to average net assets from 2.93% to 1.58%.
(b)	In 2005, the Investment Adviser fully reimbursed the Portfolio for a loss incurred from a transaction not meeting the Portfolio’s investment guidelines. The impact on the total return was 0.02%, and excluding this item, total return would have been 8.97%.
See Accompanying Notes to Financial Highlights
76

To Obtain
More Information

A Statement of Additional Information, dated May 1, 2009, has been filed with the SEC, and is made a part of this Prospectus by reference.

Additional information about the Portfolios’ investments will be available in the Portfolios’ annual and semi-annual shareholder report. In the annual shareholder report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolios’ performance during its last fiscal year and the independent registered public accounting firm’s report.

To obtain free copies of the ING Investors Trust’s annual and semi-annual shareholder reports and the Portfolios’ Statement of Additional Information or to make inquiries about the Portfolios, please write to the Trust at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258, call 1-800-366-0066, or visit our website at www.ingfunds.com.

Information about the ING Investors Trust can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Reports and other information about ING Investors Trust are available on the EDGAR Database on the SEC’s Internet Site at http://www.sec.gov. You may obtain copies of information for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, NE Washington, D.C. 20549-0102.

05/01/09	SEC File No. 811-05629

ING INVESTORS TRUST

Prospectus
May 1, 2009
Service Class
Book 3

Bond Funds
ING BlackRock Inflation Protected Bond Portfolio Stock Funds
ING Disciplined Small Cap Value Portfolio
ING Goldman Sachs Commodity Strategy Portfolio NOT ALL PORTFOLIOS MAY BE AVAILABLE IN ALL JURISDICTIONS, UNDER ALL VARIABLE CONTRACTS OR UNDER ALL PLANS

This Prospectus contains important information about investing in the Service Class shares of certain Portfolios of ING Investors Trust. You should read it carefully before you invest, and keep it for future reference. Please note that your investment: is not a bank deposit; is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”), the Federal Reserve Board or any other government agency; and is affected by market fluctuations. There is no guarantee that the Portfolios will achieve their respective investment objective.

As with all mutual funds, the U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities nor has the SEC judged whether the information in the Prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.

You should read this Prospectus in conjunction with the prospectus for the separate account before investing. Both prospectuses should be read carefully and retained for future reference.

1

2

Introduction

ING Investors Trust

ING Investors Trust (“Trust”) is an open-end management investment company. The Trust consists of a group of mutual fund portfolios (each, a “Portfolio” and collectively, the “Portfolios”). Only certain of these Portfolios are offered in this prospectus (“Prospectus”).

Advisers

Directed Services LLC (“DSL”) serves as the investment adviser to the Portfolios, except ING Disciplined Small Cap Portfolio; and ING Investments, LLC (“ING Investments”) serves as the investment adviser to ING Disciplined Small Cap Portfolio (each, an “Adviser” and collectively, “Advisers”). Each Portfolio has a sub-adviser referred to herein as a “Sub-Adviser.” DSL and ING Investments are indirect, wholly-owned subsidiaries of ING Groep, N.V. (“ING Groep”) (NYSE: ING), a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services to over 75 million private, corporate and institutional clients in more than 50 countries. With a diverse workforce of about 125,000 people, ING comprises a broad spectrum of prominent companies that increasingly serve their clients under the ING brand.

On December 29, 2006, an internal reorganization was undertaken in which Directed Services, Inc. (“DSI”), the former adviser to the Portfolios, was reorganized into a limited liability company and became a wholly-owned subsidiary of ING Life Insurance and Annuity Company. The resulting company was DSL, a registered investment adviser and broker-dealer. As a result of this reorganization, DSI’s advisory contracts were assumed by DSL.

Portfolios and Sub-Advisers

ING BlackRock Inflation Protected Bond Portfolio – BlackRock Financial Management, Inc.

ING Disciplined Small Cap Value Portfolio – ING Investment Management Co.

ING Goldman Sachs Commodity Strategy Portfolio – Goldman Sachs Asset Management, L.P.

Classes of Shares

Each Portfolio’s shares are classified into Adviser Class (“ADV Class”), Institutional Class (“Class I”), Service Class (“Class S”), and Service 2 Class shares. ING BlackRock Inflation Protected Bond Portfolio does not offer Service 2 Class shares. The four classes of shares of each Portfolio are identical except for different expenses, certain related rights and certain shareholder services. All classes of each Portfolio have a common investment objective and investment portfolio. Only the Class S shares are offered in this Prospectus. Class S shares are not subject to any sales load or Rule 12b-1 distribution fees.

Investing Through Your Variable Contract or Qualified Plan

Shares of the Portfolios may be offered to separate asset accounts (“Separate Accounts”) of insurance companies as investment options under variable annuity contracts and variable life insurance policies (“Variable Contracts”). Shares may also be offered to qualified pension and retirement plans (“Qualified Plans”) outside the Variable Contracts and to certain investment advisers and their affiliates in connection with the creation or management of a Portfolio.

Participating insurance companies and other designated organizations are authorized to receive purchase orders on the Portfolios’ behalf.

Why Reading this Prospectus is Important

This Prospectus explains the investment objective, principal investment strategies, and risks of each of the Portfolios. Reading the Prospectus will help you to decide whether a Portfolio is the right investment for you. You should keep this Prospectus for future reference.

3

Description of the Portfolios

ING BlackRock Inflation Protected Bond Portfolio

Sub-Adviser

BlackRock Financial Management Inc. (“BlackRock Financial Management”)

Investment Objective

Seeks to maximize real return, consistent with preservation of real capital and prudent investment management. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

The Sub-Adviser normally invests at least 80% of its net assets (plus borrowings for investment purposes) in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and U.S. and non-U.S. corporations. Inflation-indexed bonds are fixed-income securities that are structured to provide protection against inflation. The Portfolio will provide at least 60 days’ prior notice of any change in the investment policy. The value of the bond’s principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. The U.S. Treasury uses the Consumer Price Index for Urban Consumers as the inflation measure. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by the government. “Real return” equals total return less the estimated cost of inflation, which is typically measured by the change in an official inflation measure. The Portfolio maintains an average portfolio duration that is within ±20% of the duration of the Barclays Capital Global Real U.S. TIPS Index (the Portfolio’s benchmark).

The Portfolio may invest up to 20% of its assets in non-investment grade bonds (high-yield or junk bonds) or securities of emerging market issuers. The Portfolio also may invest up to 20% of its assets in non-dollar denominated securities of non-U.S. issuers, and may invest without limit in U.S. dollar denominated securities of non-U.S. issuers. The Portfolio is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified fund.

The Portfolio may also purchase: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, collateralized mortgage obligations, investment-grade corporate bonds and asset-backed securities. Securities are purchased for the Portfolio when the Sub-Adviser believes that they have the potential for above-average real return. The Portfolio measures its performance against the benchmark.

Non-investment grade bonds acquired by the Portfolio will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor’s Ratings Services or Ba or lower by Moody’s Investors Service, Inc.) or will be determined by the management team to be of similar quality. Split rated bonds will be considered to have the higher of the two credit ratings.

The Sub-Adviser may, when consistent with the Portfolio’s investment goal, buy or sell options or futures, or enter into credit default swaps, interest rate or foreign currency transactions, including swaps (collectively, commonly known as “derivatives”). The Portfolio typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Portfolio may also use derivatives to enhance returns, in which case their use would involve leveraging risk. The Portfolio may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The Portfolio may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended and the rules, regulations and exemptive orders thereunder.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective.

The Portfolio also may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.
4

Description of the Portfolios (continued)

Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the Sub-Adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Asset-Backed Securities Risk
Credit Derivatives Risk
Credit Risk
Currency Risk
Debt Securities Risk
Derivatives Risk
Diversification Risk
Emerging Markets Risk
Foreign Investment Risk
High-Yield, Lower-Grade Debt Securities Risk
Inflation-Index Bonds Risk
Interest Rate Risk
Leveraging Risk
Manager Risk
Mortgage-Related Securities Risk
Other Investment Companies Risk
Portfolio Turnover Risk
Securities Lending Risk
U.S. Government Securities and Obligations Risk

Please see “Summary of Principal Risks” following the “Description of the Portfolios” section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information (“SAI”).

Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the Portfolio’s performance for the first full calendar year of operations, and the table compares the Portfolio’s performance to the performance of a broad measure of market performance for the same period. The Portfolio’s past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under your Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

In addition, performance of a similarly managed fund is presented in the section of this Prospectus entitled “Performance of a Similarly Managed Mutual Fund.”

5

Description of the Portfolios (continued)

The bar chart below provides some indication of the risks of investing in the Portfolio by showing the Portfolio’s Class S shares’ performance for the first full calendar year of operations.

Year-by-Year Total Return(1)
(For the period ended December 31)

Best and Worst Quarterly Returns during this Period:

Best:	1st Quarter	2008:	4.68%
Worst:	3rd Quarter	2008:	(3.96)%

The following table provides some indication of the risks of investing in the Portfolio by comparing the Portfolio’s Class S shares’ performance to that of a broad measure of market performance – the Barclays Capital Global Real U.S. Treasury Inflation Protected Securities (“Barclays Capital Global Real U.S. TIPS”) Index (formerly, the Lehman Brothers® U.S. Treasury Inflation Securities Index). The Barclays Capital Global Real U.S. TIPS Index is an unmanaged market index made up of U.S. Treasury Inflation Linked Indexed securities. It includes the reinvestment of dividends net of witholding taxes, but does not reflect fees, brokerage commissions, or other expenses of investing. It is not possible to invest directly in the index.

Average Annual Total Returns(1) (For the periods ended December 31, 2008)
	1 Year	5 Years (or Life of Class)	10 Years
Class S Return	(1.86)%	2.76%(1)	N/A
Barclays Capital Global Real U.S. TIPS Index	(2.35)%	5.58%(2)	N/A
(1)	Class S shares commenced operations on April 30, 2007.
(2)	The index return is for the period beginning May 1, 2007.

6

Description of the Portfolios (continued)

ING Disciplined Small Cap Value Portfolio

Sub-Adviser

ING Investment Management Co. (“ING IM”)

Investment Objective

To outperform the total return performance of the Russell 2000®Value Index by investing in common stocks of small companies whose stock prices are believed to be undervalued. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

The Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in securities of small-capitalization companies included in the Russell 2000® Value Index. The Portfolio will provide shareholders with at least 60 days’ prior notice of any change in this investment policy.

The Russell 2000®Value Index is a stock market index comprised of common stocks with lower price-to-book ratios and lower forecasted growth values as defined by Russell Investment Group. The Sub-Adviser defines small-capitalization companies as companies that are included in the Russell 2000® Value Index at the time of purchase. The market capitalization range is reset monthly and will change with market conditions as the market capitalization ranges of the companies in the Russell 2000® Value Index changes. As of December 31, 2008, the smallest company in the Russell 2000® Value Index had a market capitalization of $7 million and the largest company had a market capitalization of $3.3 billion.

In managing the Portfolio, the Sub-Adviser seeks to achieve the Portfolio’s investment objective by overweighting those stocks in the Russell 2000® Value Index that the Sub-Adviser believes will outperform the Index, and underweighting (or avoiding altogether) those stocks in the Russell 2000®Value Index that the Sub-Adviser believes will underperform the Russell 2000® Value Index. Stocks that the Sub-Adviser believes are likely to match the performance of the Russell 2000® Value Index are generally invested in proportion to their representation in the Russell 2000® Value Index. In determining stock weightings, the Sub-Adviser uses internally developed quantitative computer models to evaluate various criteria, such as the financial strength of each issuer and its potential for strong, sustained earnings growth. Although the Portfolio will not hold all of the stocks in the Russell 2000® Value Index, the Sub-Adviser expects that there will be a significant correlation between the performance of the Portfolio and that of the Russell 2000® Value Index in both rising and falling markets.

The Portfolio may invest in derivative instruments. The Portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective.

Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the Sub-Adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Derivatives Risk
Equity Securities Risk
Index Strategy Risk
Investment Models Risk
Liquidity Risk
Manager Risk
Other Investment Companies Risk
Portfolio Turnover Risk
Securities Lending Risk
Small-Capitalization Company Risk
Value Investing Risk

7

Description of the Portfolios (continued)

Please see “Summary of Principal Risks” following the “Description of the Portfolios” section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information (“SAI”).

Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the changes in the Portfolio’s performance from year to year, and the table compares the Portfolio’s performance to the performance of a broad measure of market performance for the same period. The Portfolio’s past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under your Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

Because Class S shares had not commenced operations as of December 31, 2008, the bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s Class I shares’ performance from year to year. Class I shares’ performance has been adjusted to reflect the higher expenses of the Class S shares.

Year-by-Year Total Returns(1)
(For the periods ended December 31 of each year)

Best and Worst Quarterly Returns during this Period:

Best:	2nd Quarter	2007:	2.81%
Worst:	4th Quarter	2008:	(25.14)%
8

Description of the Portfolios (continued)

The following table provides some indication of the risks of investing in the Portfolio by comparing the Portfolio’s Class I shares’ performance to that of a broad measure of market performance – the Russell 2000®Value Index. The Russell 2000® Value Index is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. It includes the reinvestment of dividends net of witholding taxes, but does not reflect fees, brokerage commissions, or other expenses of investing. It is not possible to invest directly in the index.

Average Annual Total Returns(1) (For the periods ended December 31, 2008)
	1 Year	5 Years (or Life of Class)	10 Years
Class I Return (adjusted)	(33.56)%	(16.21)%(1)	N/A
Russell 2000® Value Index	(28.92)%	(12.72)%(2)	N/A
(1)	Class I shares commenced operations on April 28, 2006.
(2)	The index return is for the period beginning May 1, 2006.

9

Description of the Portfolios (continued)

ING Goldman Sachs Commodity Strategy Portfolio

Sub-Adviser

Goldman Sachs Asset Management, L.P. (“GSAM”)

Investment Objective

The Portfolio seeks long-term total return consisting of capital appreciation and income. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

In pursuing its investment objective, the Portfolio seeks to maintain substantial economic exposure to the performance of the commodities markets. The Portfolio invests in a portfolio of commodity index-linked securities (including leveraged and unleveraged structured notes), other commodity-linked securities and derivative instruments and in other fixed-income and debt instruments. The Portfolio is designed to provide exposure that corresponds to the investment return of assets that trade in the commodity markets without direct investment in physical commodities. It is expected that certain of the Portfolio’s investments will produce leveraged exposure to the commodities markets. Under normal circumstances, the Portfolio invests at least 25% of its assets in commodity-linked structured notes.
Commodity Investments. The Portfolio intends to gain exposure to commodities markets primarily by investing in structured notes where the principal or coupon payments are linked to the Dow Jones – AIG Commodity Index Total ReturnSM (“DJ-AIGCITRSM”). The DJ-AIGCITRSM is a broadly diversified futures index composed of futures contracts on 19 physical commodities and is weighted among commodity sectors using dollar-adjusted liquidity and production data. In pursuing its objective, the Portfolio attempts to provide exposure to the returns of real assets that trade in the commodity markets without direct investment in physical commodities. Real assets include oil, gas, industrial and precious metals, livestock, and agricultural or meat products, or other items that have tangible properties. Commodity-linked investments may be more volatile and less liquid than the underlying instruments and their value may be affected by the performance of commodities as well as weather, tax, and other regulatory or political developments, overall market movements and other factors affecting the value of particular industries or commodities, such as disease, embargoes, acts of war or terrorism.

The Portfolio invests in commodity-linked derivative instruments such as commodity-linked structured notes. The Portfolio invests in commodity-linked notes that pay a return linked to the performance of a commodities index or basket of futures contracts with respect to all of the commodities in an index. The principal and/or interest payments of commodity-linked derivatives are tied to the value of a real asset or commodity index. Structured notes may be structured by the issuer and the purchaser of the note. The notes are derivative debt instruments with principal payments generally linked to the value of commodities, commodity futures contracts or the performance of commodity indices and interest and coupon payments pegged to a market-based interest rate, such as LIBOR or a bank’s prime rate. The value of these notes will rise or fall in response to changes in the underlying commodity or related index or investment. These notes expose the Portfolio economically to movements in commodity prices. The Portfolio will pursue its objective without directly investing in commodities. The Portfolio seeks to provide exposure to various commodities and commodities sectors. Commodity-linked derivative instruments include commodity index-linked securities and other derivative instruments that provide exposure to the investment returns of the commodities markets.

Fixed-Income Investments. The Portfolio invests in investment-grade fixed-income securities. Investment-grade securities are securities that are rated at the time of purchase at least BBB– by Standard & Poor’s Rating Services or at least Baa3 by Moody’s Investors Service, Inc., have a comparable rating by another nationally recognized statistical rating organization or, if unrated, are determined by the Sub-Adviser to be of comparable quality. The Portfolio may invest in corporate securities, U.S. government securities, mortgage-backed securities, asset-backed securities, and fixed-income securities issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and the political subdivisions, agencies and instrumentalities thereof (“Municipal Securities”) and other types of fixed-income securities. The average duration will vary. The Portfolio may invest up to 35% of its net assets in foreign securities, including countries with emerging securities markets and other foreign securities and foreign currency transactions. In addition, the Portfolio may invest up to 10% of its assets in non-investment grade fixed-income securities. The structured securities and commodity-linked derivative securities may also be considered fixed-income investments because they typically pay a predetermined rate of return until the security matures.

Non-investment grade fixed-income securities (commonly known as “junk bonds”) tend to offer high yields than higher rated securities with similar maturities. Non-investment grade fixed-income securities are, however, considered speculative and generally involve greater price volatility and greater risk of loss of principal and interest than higher rated securities. The Portfolio may purchase the securities of issuers that are in default.

Other. The Portfolio will also invest in repurchase agreements, convertible securities, options, futures, forwards and swaps. The Portfolio may invest in preferred stock, warrants, stock purchase rights and unseasoned companies, and the Portfolio may engage in when issued, delayed deliver and forward commitment transactions. However, the Portfolio
10

Description of the Portfolios (continued) will primarily allocate its assets between fixed-income and other debt securities and commodity-linked instruments. In pursuing its investment objective, the Portfolio uses the DJ-AIGCITRSM as its performance benchmark and will attempt to produce returns that correspond to the performance of the DJ-AIGCITRSM, but the Portfolio will not attempt to replicate the index. The Portfolio may, therefore, invest in securities that are not included in the DJ-AIGCITRSM.

The Portfolio will not invest 25% or more of its total assets in instruments issued by companies in any one industry. The Portfolio’s portfolio will reflect greater than 25% exposure to the group of industries represented in the DJ-AIGCITRSM, however, if, in the future, industries are added to or removed from representation in the DJ-AIGCITRSM, the group of industries in which the Portfolio’s exposure is concentrated will likewise change. DJ-AIGCITRSM is composed of commodities traded on U.S. exchanges, with the exception of aluminum, nickel and zinc, which trade on the London Metal Exchange. As of January 2008, the DJ-AIGCITRSM included 19 commodities including four energy products, six metals, and nine agricultural products. Current information on the composition of the index can be found at: www.djindexes.com.

The Portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, (the “1940 Act”), and the rules, regulations and exemptive orders thereunder.

The Portfolio also may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets. The Portfolio is “non-diversified” under the 1940 Act, as amended and may invest more of its assets in fewer issuers than “diversified” mutual funds. Therefore, the Portfolio may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the Sub-Adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Absence of Regulation Risk
Asset-Backed Securities Risk
Borrowing Risk
Call Risk
Commodities Risk
Convertible Securities Risk
Counterparty Risk
Credit Risk
Currency Risk
Debt Securities Risk
Derivatives Risk
Diversification Risk
Emerging Markets Risk
Equity Securities Risk
Extension Risk
Foreign Investment Risk
High Yield, Lower-Grade Debt Securities Risk
Industry Concentration Risk
Interest Rate Risk
Leveraging Risk
Liquidity Risk
Manager Risk
Market and Company Risk
Mortgage-Related Securities Risk
Other Investment Companies Risk
Over-the-Counter Investment Risk
Price Volatility Risk
Sector Risk
Securities Lending Risk
U.S. Government Securities and Obligations Risk

Please see “Summary of Principal Risks” following the “Description of the Portfolios” section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information (“SAI”).

Performance

Since the Portfolio did not have a full calendar year of operations as of December 31, 2008, there is no annual performance information included in this Prospectus.

11

Portfolio Fees and Expenses

The table that follows shows the estimated operating expenses paid each year by the Class S shares of the Portfolios. These estimated expenses are based on the expenses paid by the Portfolios in the fiscal year ended December 31, 2008. Actual expenses paid by the Portfolios may vary from year to year.

Your Variable Contract or Qualified Plan is a contract between you and the issuing life insurance company or plan provider. The Trust and the Portfolios are not parties to your Variable Contract or Qualified Plan, but are merely investment options made available to you by your insurance company or plan provider under your Variable Contract or Qualified Plan. The fees and expenses of the Portfolios are not fixed or specified under the terms of your Variable Contract or Qualified Plan. The table does not reflect fees or expenses that are, or may be, imposed under your Variable Contract or Qualified Plan. For information on these charges, please refer to the applicable Variable Contract prospectus, prospectus summary or disclosure statement. If you hold shares of a Portfolio that were purchased through an investment in a Qualified Plan, you should consult the plan administrator for information regarding additional expenses that may be assessed in connection with your plan.

Shareholder Transaction Expenses (fees you pay directly from your investment). Not Applicable.

Class S Shares
Annual Portfolio Operating Expenses(1)
(as a percentage of average daily net assets)

Portfolio	Management Fee	Shareholder Services Fee	Other Expenses(2)	Acquired Fund Fees and Expenses(3)	Total Operating Expenses	Waivers, Reimbursements and Recoupments(4)	Net Operating Expenses
ING BlackRock Inflation Protected Bond	0.45%	0.25%	0.13%	N/A	0.83%	—	0.83%
ING Disciplined Small Cap Value	0.55%	0.25%	0.18%	0.01%	0.99%(5)	—	0.99%
ING Goldman Sachs Commodity Strategy	0.70%	0.25%	0.19%(6)	0.00%(7)	1.14%(6)	—	1.14%
(1)	With the exception of ING Disciplined Small Cap Value Portfolio, the estimated operating expenses are based on the Portfolios’ actual operating expenses for Class S shares for the their most recently completed fiscal year as adjusted for contractual changes, if any, and fee waivers to which DSL, as the Adviser to the Portfolios, have agreed for the Portfolios for the current fiscal year. Because Class S shares of ING Disciplined Small Cap Value Portfolio did not commenced operations as of December 31, 2008, expenses are based on the Portfolio’s actual operating expenses for Class I shares as adjusted for contractual changes, if any, and fee waivers to which ING Investments has agreed.
(2)	Pursuant to an administration agreement with the Trust, ING Funds Services, LLC receives an annual administrative fee of 0.10% of the average daily net assets of each Portfolio, which is reflected in Other Expenses.
(3)	The Acquired Fund Fees and Expenses are not fees or expenses incurred by the Portfolios directly. These fees and expenses include each Portfolio’s pro rata share of the cumulative expenses charged by the Acquired Funds in which the Portfolios invest. The fees and expenses will vary based on the Portfolio’s allocation of assets to, and the annualized net expenses of, the particular Acquired Funds. The impact of these fees and expenses is shown in Net Operating Expenses.
(4)	DSL and ING Investments have entered into written expense limitation agreements with their respective Portfolios under which they will limit expenses of the Portfolios, excluding interest, taxes, brokerage commissions, extraordinary expenses and Acquired Fund Fees and Expenses, subject to possible recoupment by DSL or ING Investments, as applicable, within three years. The amount of the Portfolios’ expenses waived, reimbursed or recouped during the last fiscal year is shown under the heading Waivers, Reimbursements, and Recoupments. The expense limitation agreements will continue through at least May 1, 2010. The expense limitation agreements are contractual and shall renew automatically for one-year terms unless DSL or ING Investments provides written notice of the termination of the expense limitation agreement at least 90 days prior to the end of the then current term or upon termination of the Management Agreement. In addition, the expense limitation agreements may be terminated by the Trust upon at least 90 days’ written notice to the Portfolios’ Advisers, DSL or ING Investments. For more information regarding the expense limitation for these Portfolios, please see the Statement of Additional Information.
(5)	The Total Operating Expenses shown may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the Portfolio and do not include acquired funds fees and expenses.
(6)	Includes 0.03% of non-recurring expense for ING Goldman Sachs Commodity Strategy Portfolio. Excluding this amount, Total Operating Expenses would have been 1.11%.
(7)	Amount represents less than 0.01% and is included in Other Expenses.
12

Portfolio Fees and Expenses (continued)

Examples.  The Examples are intended to help you compare the cost of investing in Class S shares of the Portfolios with the cost of investing in other mutual funds. The Examples do not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. If such expenses were reflected, the expenses and charges indicated would be higher. Although your actual cost may be higher or lower, the Examples show what your costs would be based on these assumptions. Keep in mind that this is an estimate. Actual expenses and performance may vary. The Examples assume that you invest $10,000 in the Class S shares of each Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Class S shares’ operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Portfolio	1 Year	3 Years	5 Years	10 Years
ING BlackRock Inflation Protected Bond	$85	$265	$460	$1,025
ING Disciplined Small Cap Value	$101	$315	$547	$1,213
ING Goldman Sachs Commodity Strategy	$116	$356	$614	$1,354
13

Summary of Principal Risks

The value of your investment in a Portfolio changes with the values of that Portfolio’s investments. Many factors can affect those values. The factors that are most likely to have a material effect on a particular Portfolio’s investment portfolio as a whole are called “principal risks.” The principal risks of each Portfolio are identified in the “Description of the Portfolios” section and are described below. Each Portfolio may be subject to additional principal risks and risks other than those described below because the types of investments made by a Portfolio can change over time.

Absence of Regulation Risk.  In general, there is less governmental regulation and supervision of transactions in the over-the-counter markets (in which option contracts and certain options on swaps are generally traded) than of transactions entered into on organized exchanges.

Asset-Backed Securities Risk.  The principal on asset-backed securities, like mortgage-related securities, may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and commercial mortgage-backed securities generally experience less prepayment than residential mortgage-related securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by a portfolio will generally be at lower rates of return than the return on the assets which were prepaid. Certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection. A portfolio’s investments in commercial mortgage-backed securities with several classes may be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit and prepayment risks. Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

Borrowing Risk.  A portfolio may borrow for temporary emergency purposes, including to meet redemptions. Borrowing may exaggerate changes in the net asset value of a portfolio’s shares and in the portfolio’s return. Borrowing will cost the portfolio interest expense and other fees. The cost of borrowing may reduce the portfolio’s return.

Call Risk.  During periods of falling interest rates, a bond issuer may “call,” or repay, its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, a portfolio would experience a decline in income.

Commodities Risk.  Commodity prices fluctuate for several reasons, including changes in market and economic conditions, the impact of weather on demand, levels of domestic production and imported commodities, energy conservation, domestic and foreign governmental regulation and taxation and the availability of local, intrastate and interstate transportation systems. Volatility of commodity prices, which may lead to a reduction in production or supply, may also negatively impact the performance of companies in natural resources industries that are solely involved in the transportation, processing, storing, distribution or marketing of commodities. Volatility of commodity prices may also make it more difficult for companies in natural resources industries to raise capital to the extent the market perceives that their performance may be directly or indirectly tied to commodity prices.

Convertible Securities Risk.  The value of convertible securities may fall when interest rates rise and increase when interest rates fall. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates. A portfolio could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

Counterparty.  Many of the protections afforded to participants on some organized exchanges, such as the performance guarantee of an exchange clearing house, are not available in connection with over-the-counter (‘‘OTC’’) derivatives transactions. Therefore, in those instances in which a fund enters into OTC derivatives transactions, the fund will be subject to the risk that its direct counterparty will not perform its obligations under the transactions and that the fund will sustain losses and be less likely to achieve its investment objective.

Credit Derivatives Risk.  A portfolio may enter into credit default swaps, both directly and indirectly in the form of a swap embedded within a structured note, to protect against the risk that a security will default. A portfolio pays a fee to enter into the trade and receives a fixed payment during the life of the swap. If there is a credit event, a portfolio either delivers the defaulted bond (if the portfolio has taken the short position in the credit default swap) or pays the par amount of the defaulted bond (if the portfolio has taken the long position in the credit default swap note). Risks of credit default swaps include the cost of paying for credit protection if there are no credit events.

14

Summary of Principal Risks (continued) Credit Risk.  A portfolio could lose money if a bond issuer (debtor) fails to repay interest and principal in a timely manner or if it goes bankrupt. This is especially true during periods of economic uncertainty or economic downturns. High-yield/high-risk bonds are especially subject to credit risk and are considered to be mostly speculative in nature.

Currency Risk.  A portfolio that invests directly in foreign currencies or in securities denominated in or that trade in foreign (non-U.S.) currencies is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls, or other political or economic developments in the United States or abroad. As a result, a portfolio’s investments in foreign currency-denominated securities may reduce the value of a portfolio’s assets.

Debt Securities Risk.  The value of debt securities may fall when interest rates rise. Debt securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter maturities. In addition, debt securities, such as bonds, involve credit risk as described above. These securities are also subject to interest rate risk. This is the risk that the value of the security may fall when interest rates rise. In general, the market price of debt securities with longer maturities tends to be more volatile in response to changes in interest rates than the market price of shorter-term securities.

Derivatives Risk.  The Portfolios may use futures, options, swaps and other derivative instruments to hedge or protect the Portfolio from adverse movements in underlying securities prices and interest rates or as an investment strategy to help attain the Portfolio’s investment objective. A Portfolio may also use a variety of currency hedging techniques, including foreign currency contracts, to attempt to hedge exchange rate risk or to gain exposure to a particular currency. A Portfolio’s use of derivatives could reduce returns, may not be liquid and may not correlate precisely to the underlying securities or index. Derivative securities are subject to market risk, which could be significant for those derivatives that have a leveraging effect that could increase the volatility of the Portfolio and may reduce returns for the Portfolio. Derivatives are also subject to credit risks related to the counterparty’s ability to perform, and any deterioration in the counterparty’s creditworthiness could adversely affect the instrument. A risk of using derivatives is that the Sub-Adviser might imperfectly judge the market’s direction, which could render a hedging strategy ineffective or have an adverse effect on the value of the derivative.

Diversification Risk.  A portfolio may be classified as a non-diversified investment company under the Investment Company Act of 1940, as amended (“1940 Act”), which means that the portfolio is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer. Declines in the value of that single company can significantly impact the value of the portfolio. The investment of a large percentage of a portfolio’s assets in the securities of a small number of issuers causes greater exposure to each of those issuers than for a more diversified fund, and may cause the portfolio’s share price to fluctuate more than that of a diversified investment company.

Emerging Markets Risk.  Emerging market countries are generally defined as countries in the initial stage of their industrialization cycles with low per capita income. Investment in emerging market countries presents risks in a greater degree than, and in addition to, those presented by investment in foreign issuers in general as these countries may be less politically and economically stable than other countries. A number of emerging market countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar from time to time, and devaluation may occur after investments in those currencies by a portfolio. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

It may be more difficult to buy and sell securities in emerging market countries as many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in emerging market countries that a future economic or political crisis could lead to: price controls; forced mergers of companies; expropriation or confiscatory taxation; seizure; nationalization; foreign exchange controls that restrict the transfer of currency from a given country; or creation of government monopolies.

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Summary of Principal Risks (continued)

Equity Securities Risk.  Equity securities include common, preferred and convertible preferred stocks and securities with values that are tied to the price of the stocks, such as rights, warrants and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of an investment in equities. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. The value of equity securities purchased by a portfolio could decline if the financial condition of the companies decline or if overall market economic conditions deteriorate. Even investment in high quality or “blue chip” equity securities or securities of established companies with large market capitalization (which generally have strong financial characteristics) can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be able to react less quickly to change in the marketplace.

Extension Risk.  Slower than expected principal payments on debt security, such as a mortgage-backed security, may extend such security’s life, thereby locking in a below-market interest rate, increasing the security’s duration and reducing the value of the security.

Foreign Investment Risk.  Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates; unstable political, social, and economic conditions; possible security illiquidity: a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositaries than those in the United States; less standardization of accounting standards and market regulations in certain foreign countries; foreign taxation issues; and varying foreign controls on investments. Foreign investments may also be affected by administrative difficulties, such as delays in clearing and settling transactions. In addition, securities of foreign companies may be denominated in foreign currencies and the costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts are subject to risks of foreign investments, and they may not always track the price of the underlying foreign security. These factors may make foreign investments more volatile and potentially less liquid than U.S. investments.

High-Yield, Lower-Grade Debt Securities Risk.  High-yield debt securities (commonly referred to as “junk bonds”) generally present greater credit risk that an issuer cannot make timely payment of interest or principal payments than an issuer of a higher quality debt security, and typically have greater potential price volatility and principal and income risk. Changes in interest rates, the market’s perception of the issuers and the credit worthiness of the issuers may significantly affect the value of these bonds. High-yield bonds are not considered investment grade, and are regarded as predominantly speculative with respect to the issuing company’s continuing ability to meet principal and interest payments. The secondary market in which high-yield securities are traded may be less liquid than the market for higher grade bonds. It may be more difficult to value less liquid high-yield securities, and determination of their value may involve elements of judgment.

Index Strategy Risk.  Certain portfolios use an indexing strategy that does not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor stock performance. The correlation between the portfolio and the index performance may be affected by the portfolio’s expenses, and the timing of purchases and redemptions of the portfolio’s shares.

Industry Concentration Risk.  When a portfolio invests primarily in securities of companies in a particular market industry, the portfolio may be subject to greater risks and market fluctuations than other portfolios that are more diversified by market industry.

Inflation-Index Bonds Risk.  Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

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Summary of Principal Risks (continued) Interest Rate Risk.  The value of debt securities and short-term money market instruments generally tend to move in the opposite direction to interest rates. When interest rates are rising, the prices of debt securities tend to fall. When interest rates are falling, the prices of debt securities tend to rise. Bonds with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than bonds with shorter durations or money market instruments. Further, economic and market conditions may cause issuers to default or go bankrupt.

Investment Models Risk.  The proprietary models used by a sub-adviser to evaluate securities or securities markets are based on the sub-adviser’s understanding of the interplay of market factors and do not assure successful investment. The markets, or the price of individual securities, may be affected by factors not foreseen in developing the models.

Leveraging Risk.  Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose a portfolio to greater risk and increase its costs. To mitigate leverage risk, the adviser or sub-adviser to a portfolio will segregate liquid assets on the books of a portfolio or otherwise cover the transactions. The use of leverage may cause a portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of a portfolio’s portfolio will be magnified when the portfolio uses leverage. A portfolio will also have to pay interest on its borrowings, reducing the portfolio’s return. This interest expense may be greater than a portfolio’s return on the underlying investment.

Liquidity Risk.  Liquidity risk exists when particular investments are difficult to purchase or sell. A portfolio’s investments in illiquid securities may reduce the returns of a portfolio because it may be unable to sell the illiquid securities at an advantageous time or price. Further the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount a portfolio could realize upon disposition. A portfolios with principal investment strategies that involve foreign securities, small companies, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Manager Risk.  A sub-adviser will apply investment techniques and risk analyses in making investment decisions for a portfolio, but there can be no assurance that these will achieve the portfolio’s objective. A sub-adviser could do a poor job in executing an investment strategy. A sub-adviser may use the investment techniques or invest in securities that are not part of a portfolio’s principal investment strategy. For example, if market conditions warrant, portfolios that invest principally in equity securities may temporarily invest in U.S. government securities, high-quality corporate fixed-income securities, mortgage-related and asset-backed securities or money market instruments. Likewise, portfolios that invest principally in small- to medium-sized companies may shift to preferred stocks and larger-capitalization stocks. These shifts may alter the risk/return characteristics of the portfolios and cause them to miss investment opportunities. Individuals primarily responsible for managing a portfolio may leave their firm or be replaced.

Many sub-advisers of equity portfolios employ styles that are characterized as “value” or “growth.” However, these terms can have different application by different managers. One sub-adviser’s value approach may be different from another, and one sub-adviser’s growth approach may be different from another. For example, some value managers employ a style in which they seek to identify companies that they believe are valued at a more substantial or “deeper discount” to a company’s net worth than other value managers. Therefore, some portfolios that are characterized as growth or value can have greater volatility than other portfolios managed by other managers in a growth or value style.

Market and Company Risk.  The price of a security held by a portfolio may fall due to changing economic, political or market conditions or disappointing earnings or losses. Stock prices in general may decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Further, even though the stock market is cyclical in nature, returns from a particular stock market segment in which a portfolio invests may still trail returns from the overall stock market.

Mortgage-Related Securities Risk.  Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Portfolio because the Portfolio will have to reinvest that money at the lower prevailing interest rates.

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Summary of Principal Risks (continued) Other Investment Companies Risk.  The Portfolios may invest in other investment companies to the extent permitted by the 1940 Act and the rules and regulations thereunder. These may include exchange-traded funds (“ETFs”) and Holding Company Depositary Receipts (“HOLDRs”), among others. ETFs are exchange traded investment companies that are designed to provide investment results corresponding to an equity index and include, among others, Standard & Poor’s Depositary Receipts (“SPDRs”), PowerShares QQQTM (“QQQQ”), Dow Jones Industrial Average Tracking Stocks (“Diamonds”) and iShares exchange-traded funds (“iShares”). The main risk of investing in other investment companies (including ETFs and HOLDRs) is that the value of the underlying securities held by the investment company might decrease. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions. Because the Portfolio may invest in other investment companies, you will pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees) in addition to the expenses of the Portfolio. Additional risks of investments in ETFs include: (i) an active trading market for an ETF’s shares may not develop or be maintained or (ii) trading may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts trading generally. Because HOLDRs concentrate in the stocks of a particular industry, trends in that industry may have a dramatic impact on their value.

Over-the-Counter (“OTC”) Investment Risk.  Investing in securities traded on the OTC securities market can involve greater risk than is customarily associated with investing in securities traded on the New York or American Stock Exchanges since OTC securities are generally securities of companies that are smaller or newer than those listed on the New York or American Stock Exchanges. For example, these companies often have limited product lines, markets, or financial resources, may be dependent for management on one or a few key persons, and can be more susceptible to losses. Also, their securities may be thinly traded (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts, and may be subject to wider price swings and thus, may create a greater risk of loss than securities of larger capitalization or established companies.

Portfolio Turnover Risk.  Changes to the investments of a portfolio may be made regardless of the length of time particular investments have been held. A high portfolio turnover rate generally involves greater expenses, including brokerage commissions and other transactional costs, which may have an adverse impact on performance. The portfolio turnover rate will vary from year to year, as well as within a year.

Price Volatility Risk.  The value of a portfolio changes as the prices of its investments go up or down. Equity and debt securities face market, issuer, and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.

Sector Risk.  A sector is a group of selected industries, such as technology. A portfolio may, at times, invest significant assets in securities of issuers in one or more sectors of the economy or stock market, such as technology. To the extent a portfolio’s assets are concentrated in a single market sector, volatility in that sector will have a greater impact on a portfolio than it would on a portfolio that has securities representing a broader range of investments.

Securities Lending Risk.  A portfolio may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a portfolio may lose money and there may be a delay in recovering the loaned securities. A portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences to the portfolio. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the portfolio. When a portfolio lends its securities, it is responsible for investing the cash collateral it receives from the borrower of the securities, and the portfolio could incur losses in connection with the investment of such cash collateral.

Small-Capitalization Company Risk.  Investment in securities of small companies may entail greater risk than investments in larger, more established companies. Smaller companies may have limited product lines and market diversification or fewer financial resources, and may be dependent on a few key managers. Their securities may trade less frequently
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Summary of Principal Risks (continued) and in more limited volume than the securities of larger companies. Consequently, the prices of small company stocks tend to rise and fall in value more than other stocks, and/or may be less liquid. When selling a large quantity of a particular stock, a portfolio may have to sell at a discount from quoted prices or may have to make a series of small sales over an extended period of time due to the more limited trading volume of smaller company stocks. Although investing in small companies offers potential for above-average returns, the companies may not succeed, and the value of stock shares could decline significantly. Securities of smaller companies tend to be more volatile and less liquid than stocks of larger companies.

Value Investing Risk.  A sub-adviser may be wrong in its assessment of a company’s value and the stocks a portfolio holds may not reach what the sub-adviser believes are their full values. A particular risk of a portfolio’s value approach is that some holdings may not recover and provide the capital growth anticipated or a stock judged to be undervalued may actually be appropriately priced. Further, because the prices of value-oriented securities tend to correlate more closely with economic cycles than growth-oriented securities, they generally are more sensitive to changing economic conditions, such as changes in interest rates, corporate earnings, and industrial production. The market may not favor value-oriented stocks and may not favor equities at all. During these periods, a portfolio’s relative performance may suffer.

U.S. Government Securities and Obligations Risk.  Some U.S. government securities are backed by the full faith and credit of the U.S. government and are guaranteed as to both principal and interest by the U.S. Treasury. These include direct obligations such as U.S. Treasury notes, bills and bonds, as well as indirect obligations such as the Government National Mortgage Association. Other U.S. government securities are not direct obligations of the U.S. Treasury, but rather are backed by the ability to borrow directly from the U.S. Treasury. Still others are supported solely by the credit of the agency or instrumentality itself and are neither guaranteed nor insured by the U.S. government. No assurance can be given that the U.S. government would provide financial support to such agencies if needed. U.S. government securities may be subject to varying degrees of credit risk and all U.S. government securities may be subject to price declines due to changing interest rates. Securities directly supported by the full faith and credit of the U.S. government have less credit risk.

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More Information

Percentage and Rating Limitations

Unless otherwise stated, the percentage limitations, ratings limitations on debt securities, or capitalization criteria on equity securities that are in this Prospectus apply at the time of purchase.

A Word about Portfolio Diversity

Each Portfolio in this Prospectus, unless specifically noted under the Portfolio’s principal investment strategies, is diversified, as defined in the 1940 Act. A diversified portfolio may not, as to 75% of its total assets, invest more than 5% of its total assets in any one issuer and may not purchase more than 10% of the outstanding voting securities of any one issuer (other than U.S. government securities).

Fundamental Investment Policies

The investment objective of each Portfolio is non-fundamental. Investment policies are fundamental if so designated in this Prospectus or in the Statement of Additional Information (“SAI”). This means they may not be modified or changed without a vote of the shareholders.

Non-Fundamental Investment Policies

The Portfolios have adopted non-fundamental investment policies to invest the assets of a Portfolio in securities that are consistent with the Portfolio’s name. For more information about these policies, please consult the SAI.

Additional Information about the Portfolios

The SAI is made a part of this Prospectus. It identifies investment restrictions, more detailed risk descriptions, a description of how the bond rating system works and other information that may be helpful to you in your decision to invest. You may obtain a copy without charge by calling the Trust at 1-800-366-0066, or downloading it from the SEC’s website at http://www.sec.gov.

Other ING Funds may also be offered to the public that have similar names, investment objectives and principal investment strategies as those of the Portfolios offered by this Prospectus. You should be aware that a Portfolio is likely to differ from these other ING Funds in size and cash flow pattern. Accordingly, the performance of a Portfolio can be expected to vary from those of the other ING Funds.

Temporary Defensive Positions

A Sub-Adviser may depart from a Portfolio’s principal investment strategies by temporarily investing for defensive purposes when a Sub-Adviser believes that adverse market, economic, political or other conditions may affect the Portfolio. Instead, the Portfolio may invest in securities believed to present less risk, such as cash, cash equivalent, money market instruments, debt securities that are high quality or higher quality than normal, more liquid securities or others. While a Portfolio invests defensively, it may not be able to pursue its investment objective. A Portfolio’s defensive investment position may not be effective in protecting its value. The types of defensive positions in which a Portfolio may engage are identified and discussed, together with their risks, in the SAI. It is impossible to predict accurately how long such alternative strategies may be utilized. During these times, a Portfolio may not achieve its investment goals.

Administrative Services

ING Funds Services, LLC (“ING Funds Services”), an affiliate of DSL, provides the Portfolios with certain administrative services. The administrative services performed by ING Funds Services include acting as a liaison among the various service providers to the Portfolios, including the custodian, portfolio accounting agent, and the insurance company or companies to which the Portfolios offers its shares. ING Funds Services is also responsible for ensuring that the Portfolios operates in compliance with applicable legal requirements and monitoring for compliance with requirements under applicable law and with the investment policies and restrictions of the Portfolios.

Portfolio Distribution

ING Funds Distributor, LLC (“ING Funds Distributor” or “Distributor”) is the principal underwriter and distributor of the Portfolios. It is a Delaware limited liability company with its principal offices at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.

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More Information  (continued) On December 29, 2006, an internal reorganization was undertaken in which the distribution functions for the ING Funds were transferred from DSI, to ING Funds Distributor. As a result of this transfer, ING Funds Distributor assumed all contractual obligations and became the sole distributor for the Portfolios.

ING Funds Distributor is a member of the Financial Industry Regulatory Authority (“FINRA”). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.nasdr.com or the Public Disclosure Hotline at 800-289-9999.

Service Fees

The Trust has entered into a Shareholder Services Plan (“Plan”) for the Class S shares of the Portfolio. The Plan allows ING Funds Distributor, the Distributor, to use payments under the Plan for the provision of shareholder services and/or account maintenance services to direct or indirect beneficial owners of Class S shares of the Portfolio. Services that may be provided under the Plan include, among other things, providing information about the Portfolio. Under the Plan, the Portfolio makes payments to ING Funds Distributor at an annual rate of 0.25% of the Portfolio’s average daily net assets attributable to its Class S shares.

Effective July 10, 2002, in connection with the implementation of the Multiple Class Plan, the management fee for the Portfolio was reduced by 0.25%, the same amount as the new service fee.

How ING Compensates Entities Offering Its Portfolios as Investment Options in Their Investment Products

ING mutual funds may be offered as investment options in Variable Contracts by affiliated and non-affiliated insurance companies. In addition to paying fees under the Portfolios’ Plan, the Portfolios’ Adviser or Distributor (collectively “ING”), out of its own resources and without additional cost to the Portfolios or their shareholders, may pay additional compensation to these insurance companies. The amount of the payment is based upon an annual percentage of the average net assets held in the Portfolios by those companies. The Portfolios’ Advisers and Distributor may make these payments for administrative, record keeping or other services that insurance companies provide to the Portfolios. These payments may also provide incentive for insurance companies to make the Portfolios available through the Variable Contracts issued by the insurance company, and thus they may promote the distribution of the shares of the Portfolios.

The distributing broker-dealer for the Portfolios is ING Funds Distributor. ING Funds Distributor has entered into such agreements with non-affiliated insurance companies. Fees payable under these arrangements are at annual rates that range from 0.15% to 0.25%. This is computed as a percentage of the average aggregate amount invested in the Portfolios by Variable Contract holders through the relevant insurance company’s Variable Contracts. As of the date of this Prospectus, the Advisers have entered into such arrangements with the following insurance companies: Zurich Kemper Life Insurance Company; Symetra Life Insurance Company; and First Fortis Life Insurance Company.

The Advisers also have entered into similar agreements with affiliated insurers, including, but not limited to: ING Life Insurance and Annuity Company; ReliaStar Life Insurance Company; ReliaStar Company of New York; Security Life of Denver; ING USA Annuity and Life Insurance Company and ING Life Insurance Company of America. ING uses a variety of financial and accounting techniques to allocate resources and profits across the organization. These methods may take the form of cash payments to affiliates. These methods do not impact the costs incurred when investing in one of the Portfolios. Additionally, if a Portfolio is not sub-advised or is sub-advised by an ING entity, ING may retain more revenue than on those Portfolios it must pay to have sub-advised by non-affiliated entities. Management personnel of ING may receive additional compensation if the overall amount of investments in Portfolios advised by ING meets certain target levels or increases over time.

The insurance companies through which investors hold shares of the Portfolios may also pay fees to third parties in connection with distribution of Variable Contracts and for services provided to Variable Contract owners. Neither the Portfolios, nor the Advisers or the Distributor are a party to these arrangements. Investors should consult the prospectus and statement of additional information for their Variable Contracts for a discussion of these payments.

Ultimately, the agent or broker selling the Variable Contract to you could have a financial interest in selling you a particular product to increase the compensation they receive. Please make sure you read fully each prospectus and discuss any questions you have with your agent or broker.

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More Information  (continued) Interests of the Holders of Variable Contracts and Qualified Plans

Each Portfolio is available to serve as an investment option offered through Variable Contracts and Qualified Plans. The Portfolios also may be made available to certain investment advisers and their affiliates in connection with the creation or management of a Portfolio, certain other investment companies and other investors as permitted by the diversification and other requirements under Section 817(h) of the Internal Revenue Code of 1986, as amended and the underlying U.S. Treasury Regulations. The Portfolios currently do not foresee any disadvantages to investors if a Portfolio serves as an investment option for Variable Contracts and offers its shares directly to Qualified Plans and other permitted investors. However, it is possible that the interest of owners of Variable Contracts, Qualified Plans and other permitted investors, for which a Portfolio serves as an investment option, might at some time be in conflict because of differences in tax treatment or other considerations. The Board of Trustees (“Board”) directed DSL to monitor events to identify any material conflicts between Variable Contract owners, Qualified Plans and other permitted investors and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in a Portfolio might be required to redeem the investment of one or more of its separate accounts from the Portfolio or a Qualified Plan, investment company or other permitted investor might be required to redeem its investment, which might force the Portfolio to sell securities at disadvantageous prices. The Portfolios may discontinue sales to a Qualified Plan and require plan participants with existing investments in the Portfolios to redeem those investments if the Qualified Plan loses (or in the opinion of the Adviser, is at risk of losing) its Qualified Plan status.

Pricing of Portfolio Shares

Investments will be processed at the net asset value (“NAV”) next calculated after an order is received and accepted by a Portfolio or its designated agent. In order to receive a day’s price, your order must be received by the close of regular trading (“Market Close”) on the NYSE (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE). The Portfolios reserve the right to suspend the offering of shares or to reject any specific purchase order. The Portfolios may suspend redemptions or postpone payments when the NYSE is closed or when trading is restricted for any reason or under emergency circumstances as determined by the SEC.

Purchase and Redemption of Shares

Purchases and redemptions of shares may be made only by separate accounts of insurance companies for the purpose of funding Variable Contracts, Qualified Plans, other investment companies or other permitted investors. Certain Portfolios may not be available as investment options in your Variable Contract, through your Qualified Plan or other investment company. Please refer to the prospectus for the appropriate insurance company separate account, investment company or your plan documents for information on how to direct investments in, or redemptions from, an investment option corresponding to one of the Portfolios and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Trust’s behalf.

Each Portfolio’s shares may be purchased by other investment companies, including through funds-of-funds arrangements with ING affiliated funds. In some cases, the Portfolio may serve as a primary or significant investment vehicle for a fund-of-funds. From time to time, a Portfolio may experience large investments or redemptions due to allocations or rebalancings by these funds-of-funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, a Portfolio may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover. The Advisers and Sub-Advisers will monitor transactions by the funds-of-funds and will attempt to minimize any adverse effects on the Portfolio as a result of these transactions. So long as a Portfolio accepts investments by other investment companies it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.

Frequent Trading – Market Timing

The Portfolios are intended for long-term investment and not as short-term trading vehicles. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers should not purchase shares of a Portfolio. Shares of the Portfolios are primarily sold through omnibus account arrangements with financial intermediaries, as investment options for the Variable Contracts issued by insurance companies, and as investment options for Qualified
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More Information  (continued) Plans. Omnibus accounts generally do not identify customers’ trading activity on an individual basis. The Portfolios’ administrator has agreements which require such intermediaries to provide detailed account information including trading history, upon request of the Portfolio.

The Portfolios rely on the financial intermediaries to monitor frequent, short-term trading within a Portfolio by their customers. You should review the materials provided to you by your financial intermediary, including, in the case of a Variable Contract, the prospectus that describes the contract, or in the case of a Qualified Plan, the plan documentation for its policies regarding frequent, short-term trading. With trading information received as a result of these agreements, a Portfolio may make a determination that certain trading activity would be harmful to the Portfolio and its shareholders, even if such activity is not strictly prohibited by the intermediaries’ excessive trading policy. As a result, a shareholder investing directly or indirectly in a Portfolio may have their trading privileges suspended without violating the stated excessive trading policy of the intermediary. The Portfolios reserve the right, in their sole discretion and without prior notice, to reject, restrict or refuse purchase orders, whether directly or by exchange, including purchase orders that have been accepted by a financial intermediary. The Portfolios seek assurances from financial intermediaries that they have procedures adequate to monitor and address frequent short-term trading. There is, however, no guarantee that the procedures of the financial intermediaries will be able to curtail frequent, short-term trading activity.

The Portfolios believe that market timing or frequent, short-term trading in any account, including a Variable Contract or Qualified Plan account, is not in the best interest of the Portfolios or their shareholders. Due to the disruptive nature of this activity, it can adversely impact the ability of each Adviser or a Sub-Adviser to invest assets in an orderly, long-term manner. Frequent trading can disrupt the management of the Portfolios and raise their expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; lost opportunity costs; and large asset swings that decrease the Portfolios’ ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on the Portfolios’ performance.

Portfolios that invest in foreign securities may present greater opportunities for market timers and thus be at a greater risk for excessive trading. If an event occurring after the close of a foreign market, but before the time a Portfolio computes its current NAV, causes a change in the price of the foreign security and such price is not reflected in the Portfolio’s current NAV, investors may attempt to take advantage of anticipated price movements in securities held by the Portfolios based on such pricing discrepancies. This is often referred to as “price arbitrage.” Such price arbitrage opportunities may also occur in Portfolios which do not invest in foreign securities. For example, if trading in a security held by a Portfolio is halted and does not resume prior to the time the Portfolio calculates its NAV, such “stale pricing” presents an opportunity for investors to take advantage of the pricing discrepancy. Similarily, Portfolios that hold thinly-traded securities, such as certain small-capitalization securities, may be exposed to varying levels of pricing arbitrage. The Portfolios have adopted fair valuation policies and procedures intended to reduce the Portfolios’ exposure to price arbitrage, stale pricing and other potential pricing discrepancies, however, to the extent that a Portfolio’s NAV does not immediately reflect these changes in market conditions, short-term trading may dilute the value of Portfolio shares, which negatively affects long-term shareholders.

Although the policies and procedures known to the Portfolios that are followed by the financial intermediaries that use the Portfolios and the monitoring by the Portfolios are designed to discourage frequent, short-term trading, none of these measures can eliminate the possibility that frequent, short-term trading activity in the Portfolios will occur. Moreover, decisions about allowing trades in the Portfolios may be required. These decisions are inherently subjective, and will be made in a manner that is in the best interest of a Portfolio’s shareholders.

Portfolio Holdings Disclosure Policy

A description of the policies and procedures with respect to the disclosure of each Portfolio’s portfolio securities is available in the SAI. Each Portfolio posts its portfolio holdings schedule on its website on a calendar-quarter basis and makes it available 30 calendar days following the end of the previous calendar quarter. The portfolio holdings schedule is as of the last day of the previous calendar quarter (e.g., each Portfolio will post the quarter ending June 30 holdings on July 31). A Portfolio may also post its complete or partial portfolio holdings on its website as of a specified date.

Each Portfolio’s portfolio holdings schedule will, at a minimum, remain available on the Portfolios’ website until the Portfolio files a Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the website information is current. The Portfolios’ website is located at www.ingfunds.com.

Reports to Shareholders

The fiscal year of each Portfolio ends on December 31. Each Portfolio will send financial statements to its shareholders at least semi-annually. An annual shareholder report containing financial statements audited by the independent registered public accounting firm will be sent to shareholders each year.

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Net Asset Value

The NAV per share for each class of each Portfolio is determined each business day as of Market Close on the NYSE. The Portfolios are open for business every day the NYSE is open. The NYSE is closed on all weekends and on all national holidays and Good Friday. Portfolio shares will not be priced on those days. The NAV per share of each class of each Portfolio is calculated by taking the value of the Portfolio’s assets attributable to that class, subtracting the Portfolio’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding.

In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest, approximates market value. Securities prices may be obtained from automated pricing services. Shares of investment companies held by a Portfolio will generally be valued at the latest NAV reported by those companies. The prospectuses for those investment companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Trading of foreign securities may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may occur on weekends or holidays when a Portfolio’s NAV is not calculated. As a result, the NAV of a Portfolio may change on days when shareholders will not be able to purchase or redeem a Portfolio’s shares.

When market quotations are not available or are deemed unreliable, the Portfolio will use a fair value for the security that is determined in accordance with procedures adopted by a Portfolio’s Board. The types of securities for which such fair value pricing might be required include, but are not limited to:

  Foreign securities, where a foreign security whose value at the close of the foreign market on which it principally trades likely would have changed by the time of the close of the NYSE, or the closing value is otherwise deemed unreliable;
  Securities of an issuer that has entered into a restructuring;
  Securities whose trading has been halted or suspended;
  Fixed-income securities that have gone into default and for which there are no current market value quotations; and
  Securities that are restricted as to transfer or resale.

The Portfolios or the Advisers may rely on the recommendations of a fair value pricing service approved by the Portfolios’ Board in valuing foreign securities. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. Each Adviser makes such determinations in good faith in accordance with procedures adopted by the Portfolios’ Board. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a Portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Portfolio determines its NAV per share.

When an insurance company or Qualified Plan is buying shares of the Portfolios, it will pay the NAV that is next calculated after the order from the insurance company’s Variable Contract holder or Qualified Plan participant is received in proper form. When an insurance company or Qualified Plan is selling shares, it will normally receive the NAV that is next calculated after the order from the insurance company’s Variable Contract holder or Qualified Plan participant is received in proper form.

24

Management of the Portfolios

Advisers

DSL, a Delaware limited liability company, serves as the investment adviser to each of the Portfolios except ING Disciplined Small Cap Value Portfolio. ING Investments, an Arizona limited liability company, serves as the investment adviser to ING Disciplined Small Cap Value Portfolio. DSL and ING Investments have overall responsibility for the management of each of their respective Portfolios. DSL and ING Investments provide or oversee all investment advisory and portfolio management services for each of their respective Portfolios. DSL and ING Investments are registered with the SEC as investment advisers and DSL is registered with FINRA as a broker-dealer.

DSL and ING Investments are indirect, wholly-owned subsidiaries of ING Groep. ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services to over 75 million private, corporate and institutional clients in more than 50 countries. With a diverse workforce of about 125,000 people, ING comprises a broad spectrum of prominent companies that increasingly serve their clients under the ING brand.

As of December 31, 2008, DSL managed approximately $34.2 billion in registered investment company assets. DSL’s principal offices are located at 1475 Dunwoody Drive, West Chester, PA 19380. ING Investments became an investment management firm in April 1995, and serves as investment adviser to registered investment companies as well as structured finance vehicles. ING Investments’ principal offices are located at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258. As of December 31, 2008, ING Investments had approximately $35.7 billion in registered investment company assets.

25

Management of the Portfolios (continued)

Advisory Fees

DSL or ING Investments receive a monthly fee for their services based on the average daily net assets of each of their respective Portfolios.

The following table shows the aggregate annual advisory fee paid by each Portfolio for the most recent fiscal year as a percentage of each Portfolio’s average daily net assets:

Portfolio	Advisory Fees (as a % of average daily net assets)
ING BlackRock Inflation Protected Bond	0.45%
ING Disciplined Small Cap Value	0.55%
ING Goldman Sachs Commodity Strategy(1)	0.70%
(1)	Because the Portfolio did not have a full calendar year of operations as of December 31, 2008, the advisory fee for the Portfolio reflects the current contract rate.

For more information regarding the Board’s approval of the investment advisory and investment sub-advisory relationships, please refer to the Portfolios’ (except for ING Goldman Sachs Commodity Strategy Portfolio) annual shareholder report dated December 31, 2008. For more information regarding the Board’s approval of the investment advisory and investment sub-advisory relationships for the ING Goldman Sachs Commodity Strategy Portfolio, please refer to the Portfolio’s semi-annual report dated June 30, 2008.

Sub-Advisers

The Advisers have engaged one or more sub-advisers to provide the day-to-day management of each Portfolio’s portfolio. Some of these sub-advisers are affiliates of DSL and ING Investments, and some are independent.

DSL and ING Investments, subject to the supervision of the Board, each act as a ‘‘manager-of-managers’’ for their respective Portfolios. DSL and ING Investments delegate to the sub-advisers of the Portfolios the responsibility for investment management, subject to DSL’s or ING Investments’ oversight. DSL and ING Investments are responsible for monitoring the investment program and performance of the sub-advisers of the Portfolios.

From time to time, DSL or ING Investments may also recommend the appointment of additional sub-advisers or replacement of non-affiliated sub-advisers to the the Portfolios’ Board. It is not expected that DSL or ING Investments would normally recommend replacement of an affiliated sub-adviser as part of their oversight responsibilities. The Portfolios, DSL and ING Investments have received exemptive relief from the SEC to permit DSL or ING Investments, with the approval of the the Portfolios’ Board, to appoint an additional non-affiliated sub-adviser or to replace an existing sub-adviser with a non-affiliated sub-adviser as well as change the terms of a contract with a non-affiliated sub-adviser, without submitting the contract to a vote of the shareholders. A Portfolio will notify shareholders of any change in the identity of the sub-adviser of the Portfolio or the addition of a sub-adviser to the Portfolio. In this event, the name of a Portfolio and its investment strategies may also change.

Under the terms of a sub-advisory agreement, an agreement can be terminated by either DSL, ING Investments or the Portfolios’ Board. In the event a sub-advisory agreement is terminated, the sub-adviser may be replaced subject to any regulatory requirements or DSL or ING Investments may assume day-to-day investment management of the Portfolios.

ING BlackRock Inflation Protected Bond Portfolio

BlackRock Financial Management, Inc.

BlackRock Financial Management, Inc. (“BlackRock Financial Management”), a Delaware Corporation, serves as the Sub-Adviser to the Portfolio, and is an indirect, wholly-owned subsidiary of BlackRock, Inc. The principal address of BlackRock Financial Management is 40 East 52nd Street, New York, New York 10022.

As of December 31, 2008, BlackRock Financial Management and its affiliates had over $1.31 trillion in investment company and other portfolio assets under management.

The following individuals jointly share responsibility for the day-to-day management of the Portfolio and have co-managed the Portfolio since April 2007.

26

Management of the Portfolios (continued) Stuart Spodek is Managing Director of BlackRock Financial Management since 2001. He is a co-head of U.S. Fixed Income within BlackRock’s Fixed Income Portfolio Management Group. He is responsible for managing fixed income portfolios, with a sector emphasis on global government bonds, derivative instruments, and implementing yield curve strategy across global portfolios. Mr. Spodek is a member of the Leadership Committee.

Brian Weinstein is a Managing Director of BlackRock Financial Management since 2008 and a member of the Investment Strategy Group since 2002. Mr. Weinstein co-heads BlackRock’s Global Inflation business and plays a senior role in the management of total return products.

ING Disciplined Small Cap Value Portfolio

ING Investment Management Co.

ING Investment Management Co. (“ING IM”), a Connecticut corporation, serves as the Sub-Adviser to the Portfolio. ING IM also serves as an investment adviser to other registered investment companies (or series thereof), as well as to privately managed accounts.

Founded in 1972, ING IM is registered as an investment adviser with the SEC. ING IM is an indirect, wholly-owned subsidiary of ING Groep and is an affiliate of the Adviser. ING IM has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972.

As of December 31, 2008, ING IM managed approximately $54.3 billion in assets. The principal address of ING IM is 230 Park Avenue, New York, New York 10169.

The following individual is solely responsible for the day-to-day management of the Portfolio and has managed the Portfolio since April 2007.

Vincent Costa is Head of Quantitative Equity, responsible for leading the portfolio management effort and overseeing research for quantitative equity products. These products include index, enhanced index, and active quantitative funds. Mr. Costa joined ING Investment Management in April 2006 as Head of Portfolio Management for Quantitative Equity. Prior to joining ING, Mr. Costa was with Merrill Lynch Investment Management, where he worked for seven years in quantitative equity leadership positions. Most recently, he served as managing director and head of their quantitative investments organization where he had overseen some $60 billion in assets across 70 funds. Prior to that Mr. Costa worked at Bankers Trust Company as a Senior Portfolio Manager, managing global index and enhanced index products.

ING Goldman Sachs Commodity Strategy Portfolio

Goldman Sachs Asset Management, L.P.

Goldman Sachs Asset Management, L.P. (“GSAM”) has been registered as an investment adviser with the SEC since 1990 and is an affiliate of Goldman, Sachs & Co. The principal address of GSAM is 32 Old Slip New York, NY 10005. As of December 31, 2008, GSAM, including its investment advisory affiliates, had assets under management of $690.7 billion.

The following individuals jointly share responsibility for the day-to-day management of the Portfolio and have co-managed the Portfolio since its inception.

Jonathan Beinner is the Chief Investment Officer and Co-Head of US and Global Fixed Income at Goldman Sachs Asset Management. Mr. Beinner is a member of the Investment Management Division’s operating group. He was named a managing director in 1997 and a partner in 2004. Mr. Beinner graduated summa cum laude and received two B.S. degrees from the University of Pennsylvania in 1988.

James B. Clark is a senior portfolio manager and co-head of the US Fixed Income Group. Prior to this, Mr. Clark headed the portfolio management group specializing in mortgage-backed and asset-backed securities. He joined Goldman Sachs Asset Management in 1994 and became a managing director in 2001 and a partner in 2006. Prior to joining the firm, he worked as an investment manager in the mortgage backed securities group at the Travelers Insurance Co. Prior to that, he was a quantitative analyst in the economic research department with the Federal Reserve Bank in Boston. Mr. Clark earned a BA from Kenyon College in 1988 and an MBA from the University of Chicago in 1992.

Tom Kenny is Co-Head of Goldman Sachs Asset Management’s Global Cash and Fixed Income Portfolio team. Prior to taking on this role, Mr. Kenny was Head of the Municipal Bond Portfolio Management team. He joined the firm in 1999 after spending over 13 years with the Franklin Templeton Group of Funds where, most recently, he was Executive
27

Management of the Portfolios (continued) Vice President and the Director of the Municipal Bond Department. Mr. Kenny has served in a number of leadership positions for various industry groups including the Vice Chairman of the Municipal Securities Rulemaking Board. He received a B.A. in Business Economics from the University of California, Santa Barbara, and a M.S. in Finance from Golden Gate University in San Francisco. Mr. Kenny also received the Chartered Financial Analyst designation.

Michael Johnson is a member of the fixed income portfolio management team, specializing in commodities and alternative investments. Before joining Goldman Sachs Asset Management in 2002, Mr. Johnson was employed with Conning & Company as an Associate in the Equity Research Group for one year. Prior to that, he was a Senior Financial Analyst with the Reinsurance Division at CIGNA Corporation. Mr. Johnson received a B.A. from Tufts University in 1997 and received his MBA from the University of Chicago Graduate School of Business in 2002.

Stephen Lucas is head of commodities management for the Global Fixed Income Team. In this role, Mr. Lucas oversees the portfolio management of the commodities strategy. He is also a member of the duration team, and heads the quantitative strategies team. Mr. Lucas is co-author (with James Clark) of the factor-model-based global risk system. He has 11 years of industry experience, 7 of them with Goldman Sachs. Mr. Lucas holds a BA from Princeton, an MS in Computer Science from Yale, and an MBA in Finance from The University of Chicago.

Additional Information Regarding Portfolio Managers

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager and each portfolio manager’s ownership of securities in the Portfolio.

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Taxes and Distributions

Holders of Variable Contracts should refer to the prospectus for their contracts for information regarding the tax consequences of owning such contracts and should consult their tax adviser before investing.

Dividends from net investment income are declared and paid by each Portfolio (except ING BlackRock Inflation Protected Bond Portfolio) at least annually. For ING BlackRock Inflation Protected Bond Portfolio, dividends from net investment income, if any, are paid monthly. Each Portfolio will also pay distributions from net realized capital gains, reduced by available capital losses, at least annually. All dividends and capital gain distributions will be automatically reinvested in additional shares of a Portfolio at the NAV of such shares on the payment date, unless participating insurance company’s separate account is permitted to hold cash and elects to receive payment in cash. From time to time, a portion of a Portfolio’s dividends may constitute a return of capital.

Each Portfolio intends to qualify as a regulated investment company (“RIC”) for federal income tax purposes by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”), including requirements with respect to diversification of assets, distribution of income and sources of income. As a RIC, a Portfolio generally will not be subject to tax on its net investment company taxable income and net realized capital gain. Each Portfolio also intends to comply with the diversification requirements of Section 817(h) of the Code and the underlying regulations for Variable Contracts so that owners of these contracts should not be subject to federal tax on distribution of dividends and income from a Portfolio to the insurance company’s separate accounts.

Since the sole shareholders of a Portfolio will be separate accounts or other permitted investors, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of the Policies, see the attached prospectus for the Policy.

See the SAI for further information about tax matters.

THE TAX STATUS OF YOUR INVESTMENT IN A PORTFOLIO DEPENDS UPON THE FEATURES OF YOUR VARIABLE CONTRACT. FOR FURTHER INFORMATION, PLEASE REFER TO THE PROSPECTUS FOR THE VARIABLE CONTRACT.

29

Performance of a Similarly Managed Mutual Fund

ING BlackRock Inflation Protected Bond Portfolio has substantially the same investment objectives, policies and investment strategies as an existing mutual fund (“Comparable Fund”) that is sold directly to the public on a retail basis or through variable products and that are advised or sub-advised by BlackRock Financial Management.

While the above-mentioned Portfolio is managed in a manner similar to that of the Comparable Fund whose historical performance is presented below, investors should be aware that the Portfolio is not the same fund and will not have the same performance. Investments made by the Portfolio at any given time may not be the same as those made by the Comparable Fund. Different performance will result due to factors such as differences in the cash flows into and out of the Portfolio, different fees and expenses, and differences in portfolio size and positions. In addition, you should note that the total operating expenses of the Comparable Fund may be lower than the total operating expenses of the Portfolio. In such instances, the performance of the Comparable Fund would be negatively impacted if the total operating expenses of the Portfolio had been used to compute the Comparable Fund’s performance.

The historical performance of the Comparable Fund is presented below. You should not consider the performance of the Comparable Fund as an indication of the future performance of a Portfolio. The performance figures shown below reflect the deduction of the historical fees and expenses paid by the Comparable Fund and not those to be paid by the Portfolio. The figures do not reflect the deduction of any insurance fees or charges that are imposed by the insurance company in connection with its sale of Variable Contracts. You should refer to the separate account prospectuses, prospectus summary or disclosure statement describing the Variable Contracts for information pertaining to these insurance fees and charges. If the insurance fees or charges were included, the performance results would be lower. The results shown below reflect the reinvestment of dividends and distributions, and, aside from fee and expense differences, were calculated in the same manner that will be used by the Portfolio to calculate its own performance. Performance is net of all other fees including sales load. Please be advised that although only one Comparable Fund is shown for the Portfolio, the sub-advisers of the Portfolio may manage substantially similar mutual funds, the performance of which is not shown.

The following table shows the average annual total returns of the Comparable Fund for the stated periods ended December 31, 2008, as well as a comparison with the performance of the applicable benchmark.(1)

	1 Year	3 Years	5 Years	10 Years (or since inception)
BlackRock Inflation Protected Bond Fund Portfolio – Institutional Class (BPRIX)	0.42%	4.44%	—	5.59%(2)
(Comparable to ING BlackRock Inflation Protected Bond Portfolio) Barclays Capital U.S. TIPS Index	(2.35)%	3.06%	4.07%	4.10%(3)
(1)	The Barclays Capital U.S. TIPS Index is an unmanaged market index made up of U.S. Treasury Inflation Linked Indexed securities.
(2)	Fund commenced operations on June 24, 2004.
(3)	Index return is for the period beginning July 1, 2004.
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Financial Highlights

The following financial highlights are intended to help you understand each Portfolio’s Class S shares’ financial performance for the past 5 years (or, if shorter, for the period of the Class’ operations). Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Portfolio (assuming reinvestment of all dividends and distributions), but does not include charges and expenses attributable to any insurance products and would be lower if they did. The information has been derived from the Portfolios’ financial statements, which have been audited by KPMG LLP, an independent registered public accounting firm, whose report, along with the Portfolios’ financial statements, are included in the annual shareholder report, which is incorporated by reference into the SAI and is available upon request.

Because the Class S shares of ING Disciplined Small Cap Value Portfolio had not commenced operations as of December 31, 2008 (the Portfolio’s fiscal year end), financial highlights are presented for Class I shares of the Portfolio.

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Financial Highlights (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations			Less distributions						Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses, net of fee waivers and/or recoupments, if any(2)(3)	Expenses, net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or Period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
ING BlackRock Inflation Protected Bond Portfolio
Class S
12-31-08	10.33	0.36	(0.52)	(0.16)	0.35	0.40	—	0.75	9.42	(1.86)	0.83	0.83	0.83	3.56	1	281
04-30-07(4) - 12-31-07	10.00	0.31	0.34	0.65	0.32	—	—	0.32	10.33	6.66	0.87	0.87	0.87	4.63	1	217
ING Disciplined Small Cap Value Portfolio
Class I
12-31-08	9.35	0.18•	(3.26)	(3.08)	0.24	—	—	0.24	6.03	(33.38)	0.73	0.73	0.73	2.30	79,807	139
12-31-07	10.97	0.22•	(1.75)	(1.53)	0.04	0.05	—	0.09	9.35	(14.09)	0.68	0.68	0.68	2.06	191,824	173
04-28-06(4) - 12-31-06	10.00	0.11	0.86	0.97	—	—	—	—	10.97	9.70	0.75	0.75	0.75	1.86	61,423	163
ING Goldman Sachs Commodity Strategy Portfolio
Class S
04-28-08(4) – 12-31-08	10.00	0.11•	(4.52)	(4.41)	—	—	—	—	5.59	(44.10)	1.14	1.14†	1.14†	1.83†	2	243

See Accompanying Notes to Financial Highlights
32

Accompanying Notes to Financial Highlights

(1)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(2)	Annualized for periods less than one year.
(3)	Expense ratios reflect operating expenses of a Portfolio. Expenses before reductions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage commission recapture arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor but prior to reductions from brokerage commission recapture arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.
(4)	Commencement of operations.
•	Calculated using average number of shares outstanding throughout the period.
†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.
See Accompanying Notes to Financial Highlights
33

To Obtain
More Information

A Statement of Additional Information, dated May 1, 2009, has been filed with the SEC, and is made a part of this Prospectus by reference.

Additional information about the Portfolios’ investments will be available in the Portfolios’ annual and semi-annual shareholder report. In the annual shareholder report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolios’ performance during its last fiscal year and the independent registered public accounting firm’s report.

To obtain free copies of the ING Investors Trust’s annual and semi-annual shareholder reports and the Portfolios’ Statement of Additional Information or to make inquiries about the Portfolios, please write to the Trust at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258, call 1-800-366-0066, or visit our website at www.ingfunds.com.

Information about the ING Investors Trust can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Reports and other information about ING Investors Trust are available on the EDGAR Database on the SEC’s Internet Site at http://www.sec.gov. You may obtain copies of information for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, NE Washington, D.C. 20549-0102.

05/01/09	SEC File No. 811-05629

ING INVESTORS TRUST

Prospectus
May 1, 2009
Service 2 Class
Book 1

Balanced Funds
ING Franklin Income Portfolio
ING MFS Total Return Portfolio
ING T. Rowe Price Capital Appreciation Portfolio Bond Fund
ING PIMCO Total Return Bond Portfolio
(formerly, ING PIMCO Core Bond Portfolio) International/Global Funds
ING Artio Foreign Portfolio
(formerly, Julius Baer Foreign Portfolio)
ING Clarion Global Real Estate Portfolio
(formerly, ING Global Real Estate Portfolio)
ING Global Resources Portfolio
ING JPMorgan Emerging Markets Equity Portfolio
ING Marsico International Opportunities Portfolio
ING Multi-Manager International Small Cap Portfolio
ING Templeton Global Growth Portfolio
ING Van Kampen Global Franchise Portfolio Money Market Fund
ING Liquid Assets Portfolio Stock Funds
ING AllianceBernstein Mid Cap Growth Portfolio
ING BlackRock Large Cap Growth Portfolio
ING Evergreen Health Sciences Portfolio
ING Evergreen Omega Portfolio
ING FMRSM Diversified Mid Cap Portfolio
ING Janus Contrarian Portfolio
ING Marsico Growth Portfolio
ING MFS Utilities Portfolio
ING Oppenheimer Main Street Portfolio®
ING Pioneer Mid Cap Value Portfolio
ING T. Rowe Price Equity Income Portfolio
ING Van Kampen Capital Growth Portfolio
ING Van Kampen Growth and Income Portfolio

FMRSM is a service mark of Fidelity Management & Research Company.

NOT ALL PORTFOLIOS MAY BE AVAILABLE IN ALL JURISDICTIONS, UNDER ALL VARIABLE CONTRACTS OR UNDER ALL PLANS

This Prospectus contains important information about investing in the Service 2 Class shares of certain Portfolios of ING Investors Trust. You should read it carefully before you invest, and keep it for future reference. Please note that your investment: is not a bank deposit; is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”), the Federal Reserve Board or any other government agency; and is affected by market fluctuations. There is no guarantee that the Portfolios will achieve their respective investment objective.

As with all mutual funds, the U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities nor has the SEC judged whether the information in the Prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.

You should read this Prospectus in conjunction with the prospectus for the separate account before investing. Both prospectuses should be read carefully and retained for future reference.

1

2

Introduction

ING Investors Trust

ING Investors Trust (“Trust”) is an open-end management investment company. The Trust consists of a group of mutual fund portfolios (each, a “Portfolio” and collectively, the “Portfolios”). Only certain of these Portfolios are offered in this prospectus (“Prospectus”).

Advisers

Directed Services LLC (“DSL”) serves as the investment adviser to each of the Portfolios, except ING Clarion Global Real Estate Portfolio; and ING Investments, LLC (“ING Investments”) serves as the investment adviser to ING Clarion Global Real Estate Portfolio (each, an “Adviser” and collectively, “Advisers”). Each Portfolio has a sub-adviser referred to herein as a “Sub-Adviser.” DSL and ING Investments are indirect, wholly-owned subsidiaries of ING Groep, N.V. (“ING Groep”) (NYSE: ING), a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services to over 75 million private, corporate and institutional clients in more than 50 countries. With a diverse workforce of about 125,000 people, ING comprises a broad spectrum of prominent companies that increasingly serve their clients under the ING brand.

On December 29, 2006, an internal reorganization was undertaken in which Directed Services, Inc. (“DSI”), a former adviser to the Portfolios except for ING Clarion Global Real Estate Portfolio, was reorganized into a limited liability company and it became a wholly-owned subsidiary of ING Life Insurance and Annuity Company. The resulting company was DSL, a registered investment adviser and broker-dealer. As a result of this reorganization, DSI’s advisory contracts were assumed by DSL.

Portfolios and Sub-Advisers

ING AllianceBernstein Mid Cap Growth Portfolio – AllianceBernstein L.P.
ING Artio Foreign Portfolio – Artio Global Management LLC
ING BlackRock Large Cap Growth Portfolio – BlackRock Investment Management, LLC
ING Clarion Global Real Estate Portfolio – ING Clarion Real Estate Securities L.P.
ING Evergreen Health Sciences Portfolio – Evergreen Investment Management Company, LLC
ING Evergreen Omega Portfolio – Evergreen Investment Management Company, LLC
ING FMRSM Diversified Mid Cap Portfolio – Fidelity Management & Research Company
ING Franklin Income Portfolio – Franklin Advisers, Inc.
ING Global Resources Portfolio – ING Investment Management Co.
ING Janus Contrarian Portfolio – Janus Capital Management LLC
ING JPMorgan Emerging Markets Equity Portfolio – J.P. Morgan Investment Management Inc.
ING Liquid Assets Portfolio – ING Investment Management Co.
ING Marsico Growth Portfolio – Marsico Capital Management, LLC
ING Marsico International Opportunities Portfolio – Marsico Capital Management, LLC
ING MFS Total Return Portfolio – Massachusetts Financial Services Company
ING MFS Utilities Portfolio – Massachusetts Financial Services Company
ING Multi-Manager International Small Cap Portfolio – Schroder Investment Management North America, Inc. and American Century Global Investment Management, Inc.
ING Oppenheimer Main Street Portfolio® – OppenheimerFunds, Inc.
ING PIMCO Total Return Bond Portfolio – Pacific Investment Management Company LLC
ING Pioneer Mid Cap Value Portfolio – Pioneer Investment Management, Inc.
ING T. Rowe Price Capital Appreciation Portfolio – T. Rowe Price Associates, Inc.
ING T. Rowe Price Equity Income Portfolio – T. Rowe Price Associates, Inc.
ING Templeton Global Growth Portfolio – Templeton Global Advisors Limited
ING Van Kampen Capital Growth Portfolio – Morgan Stanley Investment Management, Inc. d/b/a Van Kampen
ING Van Kampen Global Franchise Portfolio – Morgan Stanley Investment Management, Inc. d/b/a Van Kampen
ING Van Kampen Growth and Income Portfolio – Morgan Stanley Investment Management, Inc. d/b/a Van Kampen

Classes of Shares

Each Portfolio’s shares are classified into Adviser Class (“ADV Class”), Institutional Class (“Class I”), Service Class (“Class S”), and Service 2 Class shares. ING Liquid Assets does not offer ADV Class shares. ING Van Kampen Global Tactical Asset Allocation Portfolios does not offer ADV Class shares or Class I shares. The four classes of shares of each Portfolio are identical except for different expenses, certain related rights and certain shareholder services. All classes of each Portfolio have a common investment objective and investment portfolio. Only Service 2 Class shares are offered in this Prospectus. Service 2 Class shares are not subject to any sales load.

3

Introduction (continued)

Investing Through Your Variable Contract or Qualified Plan

Shares of the Portfolios of the Trust may be offered to separate asset accounts (“Separate Accounts”) of insurance companies as investment options under variable annuity contracts and variable life insurance policies (“Variable Contracts”). Shares may also be offered to qualified pension and retirement plans (“Qualified Plans”) outside the Variable Contracts and to certain investment advisers and their affiliates in connection with the creation or management of a Portfolio. Class I shares, which are not offered in this Prospectus, also may be made available to certain other investment companies, including series of the Trust under fund-of-funds arrangements.

Participating insurance companies and other designated organizations are authorized to receive purchase orders on the Portfolios’ behalf.

Why Reading this Prospectus is Important

This Prospectus explains the investment objective, principal investment strategies, and risks of each of the Portfolios. Reading the Prospectus will help you to decide whether a Portfolio is the right investment for you. You should keep this Prospectus for future reference.

4

Description of the Portfolios

ING AllianceBernstein Mid Cap Growth Portfolio

Sub-Adviser

AllianceBernstein L.P. (“AllianceBernstein”)

Investment Objective

Long-term growth of capital. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

The Portfolio normally invests substantially all of its assets in high-quality common stocks that AllianceBernstein expects to increase in value. Under normal circumstances, the Portfolio will invest at least 80% of its net assets (plus borrowings for investment purposes) in common stock of mid-capitalization companies. The Portfolio will provide shareholders with at least 60 days’ prior notice of any change in this investment policy. The Sub-Adviser defines mid-capitalization companies as those that, at the time of investment, have market capitalizations within the range of market capitalizations of companies constituting the Russell Midcap® Growth Index. The market capitalizations of companies in the Russell Midcap® Growth Index ranged from $24 million to $14.9 billion as of December 31, 2008. The capitalization range of companies in the Russell Midcap® Growth Index will change with market conditions. The Portfolio also may invest in other types of securities such as convertible securities, investment-grade instruments, U.S. government securities and high quality, short-term obligations such as repurchase agreements, bankers’ acceptances and domestic certificates of deposit. The Portfolio may invest without limit in foreign securities. The Portfolio generally does not effect portfolio transactions in order to realize short-term trading profits or exercise control.

The Portfolio also may:

  write exchange-traded covered call options on up to 25% of its total assets;
  enter into repurchase agreements of up to seven days’ duration with commercial banks, but only if those agreements together with any restricted securities and any securities which do not have readily available market quotations do not exceed 10% of its net assets; and
  enter into futures contracts on securities indices and options on such futures contracts.

The Portfolio may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended and the rules, regulations and exemptive orders thereunder.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

Pending Merger - On March 27, 2009, the Board approved a proposal to reorganize the Portfolio into ING RussellTM Mid Cap Growth Index Portfolio. If shareholder approval is obtained, it is expected that the reorganization will take place during the third quarter of 2009. Shareholders will be notified if the reorganization is not approved. After the reorganization you will hold shares of ING RussellTM Mid Cap Growth Index Portfolio. For more information regarding ING RussellTM Mid Cap Growth Index Portfolio, please contact a Shareholder Services representative at (800) 366-0066.

Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the Sub-Adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Borrowing Risk
Convertible Securities Risk
Currency Risk
Debt Securities Risk
Derivatives Risk
Equity Securities Risk
Foreign Investment Risk
Growth Investing Risk
Liquidity Risk
Manager Risk
Market and Company Risk
Market Capitalization Risk
Mid-Capitalization Company Risk
Other Investment Companies Risk
Securities Lending Risk
U.S. Government Securities and Obligations Risk

Please see “Summary of Principal Risks” following the “Description of the Portfolios” section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does
5

Description of the Portfolios (continued) not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information (“SAI”).

Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the changes in the Portfolio’s performance from year to year, and the table compares the Portfolio’s performance to the performance of a broad measure of market performance for the same period. The Portfolio’s past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s Class S shares’ (1999-2002) and Service 2 Class shares’ (2003-2008) performance from year to year. Class S shares’ performance has been adjusted to reflect the higher expenses of Service 2 Class shares.

Year-by-Year Total Returns(1)(2)
(For the periods ended December 31 of each year)

Best and Worst Quarterly Returns during this Period:

Best:	4th Quarter	1999:	25.03%
Worst:	4th Quarter	2008:	(27.75)%
6

Description of the Portfolios (continued)

The following table provides some indication of the risks of investing in the Portfolio by comparing the Portfolio’s Service 2 Class shares’ and Class S shares’ performance to that of a broad measure of market performance – the Russell Midcap® Growth Index. The Russell Midcap® Growth Index measures the performance of those companies included in the Russell Midcap® Index with higher price-to-book ratios and higher forecasted growth values. The stocks of those companies are also members of the Russell 1000® Growth Index. Class S shares’ performance has been adjusted to reflect the higher expenses of Service 2 Class shares. The index does not reflect fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in the index.

Average Annual Total Returns(1)(2) (For the periods ended December 31, 2008)
	1 Year	5 Years	10 Years (or Life of Class)
Service 2 Class Return	(46.49)%	(5.19)%	5.01%(1)
Russell Midcap® Growth Index	(44.32)%	(2.33)%	3.90%(3)
Class S Return (adjusted)	(46.48)%	(5.19)%	(2.24)%
Russell Midcap® Growth Index	(44.32)%	(2.33)%	(0.19)%
(1)	Service 2 Class shares commenced operations on September 9, 2002. Class S shares are not offered in this Prospectus. If they had been offered, Service 2 Class shares would have had substantially similar annual returns as Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Service 2 Class shares have different expenses.
(2)	AllianceBernstein has managed the Portfolio since March 1, 1999. Performance prior to March 1, 1999 is attributable to a different sub-adviser.
(3)	The index return for Service 2 Class shares is for the period beginning September 1, 2002.
7

Description of the Portfolios (continued)

ING Artio Foreign Portfolio

Sub-Adviser

Artio Global Management LLC (“Artio Global”)

Investment Objective

Long-term growth of capital. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

Under normal conditions, the Portfolio invests in a wide variety of international equity securities issued throughout the world, normally excluding the United States. The Portfolio normally invests at least 80% of its net assets (plus borrowings for investment purposes) in international equity securities. The Portfolio will provide shareholders with at least 60 days’ prior notice of any change in this investment policy. The equity securities in which the Portfolio may invest include common and preferred stocks, American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), convertible securities, rights, warrants, and other investment companies, including exchange-traded funds.

The Sub-Adviser selects stocks using a fundamental approach adjusted for factors specific to each region. In developed markets (such as the United States, Western Europe, and certain dollar bloc countries including Australia, New Zealand and Canada), the stock selection process is primarily bottom-up concentrating on company factors such as balance sheet metrics and industry factors such as performance of particular industries in similar macroeconomic environments and relative to the broader economy. The Sub-Adviser believes that most investment returns in developed markets come from sound, company specific fundamental research. In emerging markets, the Sub-Adviser uses a top-down selection process, focusing on the macroeconomic, liquidity and geopolitical factors of particular areas. The Sub-Adviser determines the Portfolio’s exposure to Japan using a combination of bottom-up and top-down analysis. Bottom-up analysis is used to determine specific investments within Japan, but top-down analysis is essential to the determination of country exposure.

In selecting investments for the Portfolio, the Sub-Adviser focuses on securities located in at least five countries, although the Portfolio may at times invest all of its assets in fewer than five countries. The Portfolio will normally invest at least 65% of its assets in no fewer than three different countries located outside the United States. The Portfolio may invest a portion of its assets in securities of issuers located in developing countries, often referred to as “emerging markets.” It presently does not anticipate investing more than 35% of its total assets in such securities.

The Sub-Adviser manages the Portfolio as a core international equity product and is not constrained by a particular investment style. It may invest in “growth” or “value” securities. The Sub-Adviser chooses securities in industries and companies it believes are experiencing favorable demand for their products or services. The Sub-Adviser considers companies with above average earnings potential, companies that are dominant within their industry, companies within industries that are undergoing dramatic change and companies that are market leaders in developing industries. Other considerations include expected levels of inflation, government policies or actions, currency relationships and prospects for economic growth in a country or region. The Portfolio normally has a bias towards larger companies, but may also invest in smaller companies. For these purposes, larger companies include companies with market capitalizations of $10 billion or greater.

The Portfolio may also invest in debt securities of U.S. or foreign issuers of any maturity, including (up to 10% of assets) high-risk and high-yield, non-investment grade instruments commonly known as “junk bonds.” The Portfolio may use derivatives, including futures, options, swaps and forward contracts for hedging purposes, and futures and forward contracts for non-hedging purposes. The Portfolio typically uses derivatives as a substitute for taking a position in the underlying asset and/or as art of a strategy to reduce risk, such as interest rate risk, currency risk and price risk.

When deemed appropriate, the Sub-Adviser may, from time to time, seek to reduce foreign currency risk by hedging some or all of the Portfolio’s foreign currency exposure back into the U.S. dollar.

The Portfolio may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended and the rules, regulations and exemptive orders thereunder.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

8

Description of the Portfolios (continued) The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The principal investment strategies that the Sub-Adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Call Risk
Convertible Securities Risk
Credit Risk
Currency Risk
Debt Securities Risk
Depositary Receipts Risk
Derivatives Risk
Emerging Markets Risk
Equity Securities Risk
Foreign Investment Risk
Growth Investing Risk
High-Yield, Lower-Grade Debt Securities Risk
Interest Rate Risk
Liquidity Risk
Market and Company Risk
Market Capitalization Risk
Mid-Capitalization Company Risk
Other Investment Companies Risk
Price Volatility Risk
Securities Lending Risk
Small-Capitalization Company Risk
Value Investing Risk

Please see “Summary of Principal Risks” following the “Description of the Portfolios” section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information (“SAI”).

Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the changes in the Portfolio’s performance from year to year, and the table compares the Portfolio’s performance to the performance of a broad measure of market performance for the same period. The Portfolio’s past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

9

Description of the Portfolios (continued)

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s Service 2 Class shares’ performance from year to year.

Year-by-Year Total Returns(1)(2)
(For the periods ended December 31 of each year)

Best and Worst Quarterly Returns during this Period:

Best:	2nd Quarter	2003:	19.89%
Worst:	3rd Quarter	2008:	(21.36)%

The following table provides some indication of the risks of investing in the Portfolio by comparing the Portfolio’s Service 2 Class shares’ performance to that of a broad measure of market performance – the Morgan Stanley Capital International All Country World ex-U.S. (“MSCI All Country World ex-U.S.”) IndexSM. The MSCI All Country World ex-U.S. IndexSM is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. The index includes the reinvestment of dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in the index.

Average Annual Total Returns(1)(2) (For the periods ended December 31, 2008)
	1 Year	5 Years	10 Years (or Life of Class)
Service 2 Class Return	(43.76)%	2.74%	6.10%(1)
MSCI All Country World ex-U.S. IndexSM	(45.53)%	24.02%	6.90%(3)
(1)	Service 2 Class shares commenced operations on September 9, 2002.
(2)	Artio Global has managed the Portfolio since September 2, 2003. Prior to September 2, 2003, the Portfolio was managed by J.P. Morgan Investment Management, Inc., and had a different investment objective and principal investment strategies. Performance prior to September 2, 2003 is attributable to J.P. Morgan Investment Management, Inc.
(3)	The index returns are for the period beginning September 1, 2002.
10

Description of the Portfolios (continued)

ING BlackRock Large Cap Growth Portfolio

Sub-Adviser

BlackRock Investment Management, LLC (“BlackRock Investment Management”)

Investment Objective

Long-term growth of capital. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

The Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of large-capitalization companies. The Portfolio will provide shareholders with at least 60 days’ prior notice of any change in this investment policy. The Portfolio will invest primarily in equity securities of companies located in the United States that the Sub-Adviser believes have good prospects for earnings growth.

The Portfolio defines large-capitalization companies as companies which, at the time of purchase, have a market capitalization equal to or greater than the top 80% of the companies that comprise the Russell 1000® Index. As of December 31, 2008, the lowest capitalization in this group was $24 million. The market capitalization of companies in the index change with market conditions and the composition of the index. The Portfolio seeks to outperform the Russell 1000® Growth Index by investing in equity securities that the Sub-Adviser believes have above average earnings prospects. The Russell 1000® Growth Index (which consists of those Russell 1000®Index securities with a greater than average growth orientation) is a subset of the Russell 1000® Index.

In selecting securities for the Portfolio from its benchmark universe, the Sub-Adviser uses a proprietary multi-factor quantitative model that employs various factors. The factors employed by the model include stock valuation, quality of earnings and potential future earnings growth. The Sub-Adviser looks for strong relative earnings growth, earnings quality and good relative valuation. A company’s stock price relative to its earnings and book value is also examined, and if the Sub-Adviser believes that a company is overvalued, it will not be considered as an investment for the Portfolio. After the screening, the Sub-Adviser relies on fundamental analysis, using both internal and external research, to optimize its quantitative model to choose companies the Sub-Adviser believes have strong, sustainable growth with current momentum at attractive price valuations.

Because the Portfolio generally will not hold all the stocks in the Russell 1000® Growth Index and because the Portfolio’s investments may be allocated in amounts that vary from the proportional weightings of the various stocks in the index, the Portfolio is not an “index” fund. In seeking to outperform its benchmark, however, the Sub-Adviser reviews potential investments using certain criteria based on the securities in the Russell 1000® Growth Index. These criteria currently include the following:

  relative prices to earnings and price to book ratios;
  stability and quality of earnings;
  earnings momentum and growth;
  weighted median market capitalization of the Portfolio;
  allocation among the economic sectors of the Portfolio, as compared to the Russell 1000® Growth Index; and
  weighted individual stocks within the Russell 1000® Growth Index.

The Portfolio may invest up to 10% of its total assets in securities issued by foreign companies, in the form of American Depositary Receipts (“ADRs”).

The Portfolio may invest in investment-grade convertible securities, preferred stock, illiquid securities and U.S. government debt securities. There are no restrictions on the maturity of the debt securities in which the Portfolio may invest. The Portfolio may also invest in derivatives for hedging purposes. The Portfolio may purchase or sell securities that it is entitled to receive on a when issued basis. The Portfolio may also purchase or sell securities on a delayed delivery basis or through a forward commitment.

The Portfolio will normally invest a portion of its assets in short-term debt securities, such as commercial paper. The Portfolio may also invest, without limitation, in short-term debt securities (including repurchase agreements), non-convertible preferred stocks and bonds, or U.S. government and money market securities when the Sub-Adviser is unable to find enough attractive equity investments and to reduce exposure to equities when the Sub-Adviser believes it is advisable to do so on a temporary basis. Investment in these securities may also be used to meet redemptions.

11

Description of the Portfolios (continued) The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended and the rules, regulations and exemptive orders thereunder.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective.

Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the Sub-Adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Borrowing Risk
Call Risk
Convertible Securities Risk
Credit Risk
Debt Securities Risk
Depositary Receipts Risk
Derivatives Risk
Equity Securities Risk
Foreign Investment Risk
Growth Investing Risk
Interest Rate Risk
Investment Models Risk
Liquidity Risk
Manager Risk
Market and Company Risk
Market Capitalization Risk
Maturity Risk
Over-the-Counter Investment Risk
Other Investment Companies Risk
Portfolio Turnover Risk
Restricted and Illiquid Securities Risk
Securities Lending Risk
U.S. Government Securities and Obligations Risk
When Issued and Delayed Delivery Securities and Forward Commitments Risk

Please see “Summary of Principal Risks” following the “Description of the Portfolios” section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information (“SAI”).

Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the changes in the Portfolio’s performance from year to year, and the table compares the Portfolio’s performance to the performance of a broad measure of market performance for the same period. The Portfolio’s past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

12

Description of the Portfolios (continued)

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s Service 2 Class shares’ (2003-2004), Class S shares’ (2005), Class S shares’ and Service 2 Class shares’ (2006) and Service 2 Class shares’ (2007-2008) performance from year to year. Class S shares’ performance has been adjusted to reflect the higher expenses of Service 2 Class shares.

Year-by-Year Total Returns(1)(2)
(For the periods ended December 31 of each year)

Best and Worst Quarterly Returns during this Period:

Best:	4th Quarter	2004:	11.57%
Worst:	4th Quarter	2008:	(20.68)%

The following table provides some indication of the risks of investing in the Portfolio by comparing the Portfolio’s Service 2 Class shares’ and Class S shares’ performance to that of a broad measure of market performance – the Russell 1000® Growth Index. The Russell 1000® Growth Index measures the performance of those companies in the Russell 1000® Index with higher than average price-to-book ratios and higher forecasted growth values. Class S shares’ performance has been adjusted to reflect the higher expenses of Service 2 Class shares. The index does not reflect fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in the index.

Average Annual Total Returns(1)(2) (For the periods ended December 31, 2008)
	1 Year	5 Years	10 Years (or Life of Class)
Service 2 Class Return	(39.21)%	(3.24)%	0.49%(1)
Russell 1000® Growth Index	(38.44)%	(3.42)%	0.73%(3)
Class S Return (adjusted)	(39.17)%	(3.27)%	(2.18)%(1)
Russell 1000® Growth Index	(38.44)%	(3.42)%	(1.92)%(3)
(1)	Service 2 Class shares commenced operations on September 9, 2002. On October 3, 2005, all outstanding Service 2 Class shares of the Portfolio were fully redeemed. On May 26, 2006, Service 2 Class shares recommenced operations. The annual returns for Service 2 Class shares include the performance of Class S shares of the Portfolio adjusted to reflect the higher expenses of Service 2 Class shares for the period from October 4, 2005 through May 25, 2006. Class S shares commenced operations on May 1, 2002. Class S shares are not offered in this Prospectus. If they had been offered, Service 2 Class shares would have had substantially similar annual returns as Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Service 2 Class shares have different expenses.
(2)	BlackRock Investment Management has managed the Portfolio since September 30, 2006. Prior to September 30, 2006, the Portfolio was managed by Mercury Advisors. On September 29, 2006, BlackRock, Inc. consummated a transaction with Merrill Lynch & Co., Inc. whereby Merrill Lynch & Co., Inc.’s investment management businesses (including Mercury Advisors) combined with that of BlackRock, Inc. to create a new independent company.
(3)	The index return for Service 2 Class shares is for the period beginning September 1, 2002. The index return for Class S shares is for the period beginning May 1, 2002.
13

Description of the Portfolios (continued)

ING Clarion Global Real Estate Portfolio

Sub-Adviser

ING Clarion Real Estate Securities L.P. (“ING CRES”)

Investment Objective

High total return consisting of capital appreciation and current income. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

Under normal market conditions, the Portfolio will invest at least 80% of its net assets (plus borrowings for investment purposes) in a portfolio of equity securities of companies that are principally engaged in the real estate industry. The Portfolio will provide shareholders with at least 60 days’ prior notice of any change in this investment policy.

In selecting investments for the Portfolio, the Sub-Adviser will select companies that derive at least 50% of their total revenues or earnings from owning, operating, developing and/or managing real estate. This portion of the Portfolio will have investments located in a number of different countries located throughout the world, including the United States. As a general matter, the Portfolio expects these investments to be in common stocks of large-, mid- and small-sized companies, including real estate investment trusts (“REITs’’). The Portfolio may invest in companies located in countries with emerging securities markets.

The Sub-Adviser uses a multi-step investment process for constructing the Portfolio’s investment portfolio that combines top-down region and sector allocation with bottom-up individual stock selection.

  First, the Sub-Adviser selects sectors and geographic regions in which to invest and determines the degree of representation of such sectors and regions through a systematic evaluation of public and private property market trends and conditions.
  Second, the Sub-Adviser uses an in-house valuation process to identify investments it believes have superior current income and growth potential relative to their peers. This in-house valuation process examines several factors including: (i) value and property; (ii) capital structure; and (iii) management and strategy.
The Portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended and the rules, regulations and exemptive orders thereunder. The Portfolio may also invest in convertible securities, initial public offerings and Rule 144A securities.

The Portfolio is non-diversified and, when compared with other funds, may invest a greater portion of its assets in a particular issuer. A non-diversified portfolio has greater exposure to the risk of default or the poor earning of an issuer.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio also may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the Sub-Adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Convertible Securities Risk
Diversification Risk
Emerging Markets Risk
Equity Securities Risk
Foreign Investment Risk
Industry Concentration Risk
Initial Public Offerings Risk
Liquidity Risk
Market Capitalization Risk
Market Trends Risk
Mid-Capitalization Company Risk
Other Investment Companies Risk
Price Volatility Risk
Real Estate Investment Trusts Risk
Restricted and Illiquid Securities Risk
Securities Lending Risk
Small-Capitalization Company Risk

Please see ”Summary of Principal Risks“ following the ”Description of the Portfolios“ section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does
14

Description of the Portfolios (continued) not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information (”SAI“).

Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the changes in the Portfolio’s performance from year to year, and the table compares the Portfolio’s performance to the performance of a broad measure of market performance for the same period. The Portfolio’s past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under your Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s Service 2 Class shares’ performance from year to year.

Year-by-Year Total Returns(1)
(For the periods ended December 31 of each year)

Best and Worst Quarterly Returns during this Period:

Best:	3rd Quarter	2007:	5.64%
Worst:	4th Quarter	2008:	(29.11)%
15

Description of the Portfolios (continued)

The following table provides some indication of the risks of investing in the Portfolio by comparing the Portfolio’s Service 2 Class shares’ performance to that of a broad measure of market performance – the Standard & Poor’s Developed Property (”S&P Developed Property“) Index. The S&P Developed Property Index is an unmanaged market-weighted total return index which consists of many companies from developed markets whose floats are larger than $100 million and derive more than half of their revenue from property-related activities. It does not reflect fees, brokerage commissions, or other expenses of investing. It is not possible to invest directly in the index.

Average Annual Total Returns(1) (For the periods ended December 31, 2008)
	1 Year	5 Years (or Life of Class)	10 Years
Service 2 Class Return	(41.34)%	(13.71)%(1)	N/A
S&P Developed Property Index	(47.61)%	(17.19)%(2)	N/A
(1)	Service 2 Class shares commenced operations on May 3, 2006.
(2)	The index return is for the period beginning May 1, 2006.
16

Description of the Portfolios (continued)

ING Evergreen Health Sciences Portfolio

Sub-Adviser

Evergreen Investment Management Company, LLC (“EIMC”)

Investment Objective

Long-term capital growth. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

The Portfolio is a non-diversified portfolio that will normally invest at least 80% of its net assets (plus borrowings for investment purposes) in the equity securities of health care companies, meaning companies that develop, produce or distribute products or services related to the health care or medical industries and that the Sub-Adviser determines derive a substantial portion, i.e., more than 50%, of their sales from products and services in health care. These companies include, but are not limited to, pharmaceutical companies, biotechnology companies, medical device and supply companies, managed care companies and healthcare information and service providers. The Portfolio will provide shareholders with at least 60 days’ prior notice of any change in this investment policy.

The Portfolio may invest in securities of relatively well-known and large companies, as well as small- and medium-sized companies. In choosing companies in which to invest, the Sub-Adviser looks for strong management, growing products, leading technology, franchise niche, strong balance sheet and/or other factors, which may lead to high return on equity and consistent high earnings growth. Stocks are selected based on both the Sub-Adviser’s estimate of their fundamental investment value and their relative attractiveness to their business competitors.

The Portfolio may invest in securities of both domestic and foreign issuers. There is no limit to the amount the Portfolio may invest in foreign securities.

The Portfolio may also engage in short sales of index unit investment trusts such as the PowerShares QQQTM. Such practices are used to seek to protect the Portfolio against market decline, to adjust the Portfolio’s duration, to maintain the Portfolio’s exposure to its market, to manage cash or to attempt to increase returns. These practices may actually reduce returns or increase volatility.

The Portfolio may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended and the rules, regulations and exemptive orders thereunder.

The Portfolio is non-diversified and, when compared with other funds, may invest a greater portion of its assets in a particular issuer. A non-diversified portfolio has greater exposure to the risk of default or the poor earnings of an issuer.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio also may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the Sub-Adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Diversification Risk
Equity Securities Risk
Foreign Investment Risk
Healthcare Sector Risk
Industry Concentration Risk
Investment Style Risk
Liquidity Risk
Manager Risk
Market Capitalization Risk
Mid-Capitalization Company Risk
Other Investment Companies Risk
Price Volatility Risk
Securities Lending Risk
Short Sales Risk
Small-Capitalization Company Risk

17

Description of the Portfolios (continued)

Please see “Summary of Principal Risks” following the “Description of the Portfolios” section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information (“SAI”).

Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the changes in the Portfolio’s performance from year to year, and the table compares the Portfolio’s performance to the performance of two broad measures of market performance for the same period. The Portfolio’s past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s Class S shares’ (2005-2006) and Service Class 2 shares’ (2007-2008) performance from year to year. Class S shares’ performance has been adjusted to reflect the higher expenses of Service 2 Class shares.

Year-by-Year Total Returns(1)
(For the periods ended December 31 of each year)

Best and Worst Quarterly Returns during this Period:

Best:	1st Quarter	2006:	6.23%
Worst:	4th Quarter	2008:	(19.59)%
18

Description of the Portfolios (continued)

The following table provides some indication of the risks of investing in the Portfolio by comparing the Portfolio’s Service 2 Class shares’ and Class S shares’ performance to those of two broad measures of market performance – the Standard & Poor’s 500® Composite Stock Price (“S&P 500®”) Index and the Standard & Poor’s 1500 Supercomposite Healthcare Sector (“S&P 1500 Supercomposite Healthcare Sector”) Index. The S&P 500® is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States. The S&P 1500 Supercomposite Healthcare Sector Index is an unmanaged capitalization-weighted index tracking the performance of health care stocks within the S&P 500® Index, Standard & Poor’s MidCap 400 IndexTM and Standard & Poor’s SmallCap 600 Index, which include large, medium and small companies, respectively. The S&P 1500 Supercomposite Healthcare Index is included to provide additional comparison information. Class S shares’ performance has been adjusted to reflect the higher expenses of Service 2 Class shares. The indices do not reflect fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in the indices.

Average Annual Total Returns(1) (For the periods ended December 31, 2008)
	1 Year	5 years (or Life of Class)	10 Years
Service 2 Class Return	(28.71)%	(12.05)%(1)	N/A
S&P 500® Index	(37.00)%	(18.47)%(2)	N/A
S&P 1500 Supercomposite Healthcare Sector Index	(23.76)%	(9.25)%(2)	N/A
Class S Return (adjusted)	(28.79)%	(0.72)%(1)	N/A
S&P 500® Index	(37.00)%	(2.36)%(2)	N/A
S&P 1500 Supercomposite Healthcare Sector Index	(23.76)%	(1.11)%(2)	N/A
(1)	Service 2 Class shares commenced operations on May 5, 2004. However, all Service 2 Class shares of the Portfolio were redeemed on October 31, 2005 and did not have a full calendar year of performance for 2005. Therefore, the bar chart and table above, for 2005, show Class S shares’ performance, adjusted to reflect the higher expenses of Service 2 Class shares. Service 2 Class shares re-commenced operations on December 29, 2006. Class S shares commenced operations on May 3, 2004. Class S shares are not offered in this Prospectus. If they had been offered, Service 2 Class shares would have had substantially similar annual returns as Class S shares because the Classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Service 2 Class shares have different expenses.
(2)	The index return for Service 2 Class shares is for the period beginning January 1, 2007. The index returns for the Class S shares are for the period beginning May 1, 2004.
19

Description of the Portfolios (continued)

ING Evergreen Omega Portfolio

Sub-Adviser

Evergreen Investment Management Company, LLC (“EIMC”)

Investment Objective

Long-term capital growth. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

Under normal conditions the Portfolio invests substantially all of its assets, in common stocks of U.S. companies across all market capitalizations. The Portfolio’s Sub-Adviser employs a growth style of equity management that emphasizes companies with cash flow growth, sustainable competitive advantages, returns on invested capital above their cost of capital and the ability to manage for profitable growth that the Sub-Adviser believes to have long-term value for shareholders and sell at a discount to long-term intrinsic worth of the businesses. “Growth” stocks are stocks of companies which the Sub-Adviser believes to have sustainable above-average growth of long-term cash flows. The Portfolio may also invest up to 25% of its assets in foreign securities.

The Portfolio may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended and the rules, regulations and exemptive orders thereunder.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio also may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the Sub-Adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Equity Securities Risk
Foreign Investment Risk
Growth Investing Risk
Investment Style Risk
Liquidity Risk
Manager Risk
Market Capitalization Risk
Mid-Capitalization Company Risk
Other Investment Companies Risk
Price Volatility Risk
Securities Lending Risk
Small-Capitalization Company Risk

Please see “Summary of Principal Risks” following the “Description of the Portfolios” section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information (“SAI”).

Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the changes in the Portfolio’s performance from year to year, and the table compares the Portfolio’s performance to the performance of a broad measure of market performance for the same period. The Portfolio’s past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

20

Description of the Portfolios (continued)

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s Service 2 Class shares’ performance from year to year.

Year-by-Year Total Returns(1)
(For the periods ended December 31 of each year)

Best and Worst Quarterly Returns during this Period:

Best:	2nd Quarter	2007:	10.64%
Worst:	4th Quarter	2008:	(19.16)%

The following table provides some indication of the risks of investing in the Portfolio by comparing the Portfolio’s Service 2 Class shares’ performance to that of a broad measure of market performance – the Russell 1000® Growth Index. The Russell 1000® Growth Index measures the performance of those companies in the Russell 1000® Index with higher than average price-to-book ratios and higher forecasted growth values. The index does not reflect fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in the index.

Average Annual Total Returns(1) (For the periods ended December 31, 2008)
	1 Year	5 years (or Life of Class)	10 Years
Service 2 Class Return	(27.63)%	(1.46)%(1)	N/A
Russell 1000® Growth Index	(38.44)%	(3.58)%(2)	N/A
(1)	Service 2 Class shares commenced operations on May 13, 2004.
(2)	The index return is for the period beginning May 1, 2004.
21

Description of the Portfolios (continued)

ING FMRSM Diversified Mid Cap Portfolio

Sub-Adviser

Fidelity Management & Research Company (“FMR”)

Investment Objective

Long-term growth of capital. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

The Sub-Adviser normally invests at least 80% of the Portfolio’s net assets (plus borrowings for investment purposes) in securities of companies with medium market capitalizations. The Portfolio will provide shareholders with at least 60 days’ prior notice of any change in this investment policy. Although a universal definition of medium market capitalization companies does not exist, for purposes of this Portfolio, the Sub-Adviser generally defines medium market capitalization companies as those whose market capitalization is similar to the market capitalization of companies in the Russell Midcap® Index or the Standard & Poor’s MidCap 400 (“S&P MidCap 400”) Index. A company’s market capitalization is based on its current market capitalization or its market capitalization at the time of the Portfolio’s investment. The size of companies in each index changes with market conditions and the composition of the index. The Sub-Adviser may also invest the Portfolio’s assets in companies with smaller or larger market capitalizations. The Sub-Adviser normally invests the Portfolio’s assets primarily in common stocks.

The Sub-Adviser may invest up to 25% of the Portfolio’s assets at the time of purchase in securities of foreign issuers, including emerging markets securities, in addition to securities of domestic issuers.

The Sub-Adviser is not constrained by any particular investment style. At any given time, the Sub-Adviser may tend to buy “growth” stocks or “value” stocks, or a combination of both types. In buying and selling securities for the Portfolio, the Sub-Adviser relies on fundamental analysis, which involves a bottom-up assessment of a company’s potential for success in light of factors including its financial condition, earnings outlook, strategy, management, industry position, and economic and market conditions.

The Sub-Adviser may use various techniques, such as buying and selling futures contracts and other investment companies, including exchange-traded funds, to increase or decrease the Portfolio’s exposure to changing security prices or other factors that affect security values. If the Sub-Adviser’s strategies do not work as intended, the Portfolio may not achieve its objective.

The Portfolio may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended and the rules, regulations and exemptive orders thereunder.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective.

Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the Sub-Adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Derivatives Risk
Emerging Markets Risk
Equity Securities Risk
Foreign Investment Risk
Growth Investing Risk
Liquidity Risk
Manager Risk
Market and Company Risk
Market Capitalization Risk
Mid-Capitalization Company Risk
Other Investment Companies Risk
Portfolio Turnover Risk
Securities Lending Risk
Small-Capitalization Company Risk
Value Investing Risk

Please see “Summary of Principal Risks” following the “Description of the Portfolios” section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does
22

Description of the Portfolios (continued) not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information (“SAI”).

Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the changes in the Portfolio’s performance from year to year, and the table compares the Portfolio’s performance to the performance of a broad measure of market performance for the same period. The Portfolio’s past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s Class S shares’ (2001-2002) and Service 2 Class shares’ (2003-2008) performance from year to year. Class S shares’ performance has been adjusted to reflect the higher expenses of Service 2 Class shares.

Year-by-Year Total Returns(1)
(For the periods ended December 31 of each year)

Best and Worst Quarterly Returns during this Period:

Best:	4th Quarter	2001:	18.50%
Worst:	4th Quarter	2008:	(23.41)%
23

Description of the Portfolios (continued)

The following table provides some indication of the risks of investing in the Portfolio by comparing the Portfolio’s Service 2 Class shares’ and Class S shares’ performance to that of a broad measure of market performance – the S&P MidCap 400 Index. The S&P MidCap 400 Index is a market capitalization-weighted index of 400 mid-capitalization stocks chosen for market size, liquidity, and industry group representation. Class S shares’ performance has been adjusted to reflect the higher expenses of the Service 2 Class shares. The index does not reflect fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in the index.

Average Annual Total Returns(1) (For the periods ended December 31, 2008)
	1 Year	5 Years	10 Years (or Life of Class)
Service 2 Class Shares	(39.26)%	2.32%	5.86%(1)
S&P MidCap 400 Index	(36.23)%	(0.08)%	4.41%(2)
Class S Shares (adjusted)	(39.24)%	2.34%	1.31%(1)
S&P MidCap 400 Index	(36.23)%	(0.08)%	1.20%(2)
(1)	Service 2 Class shares commenced operations on September 9, 2002. Class S shares commenced operations on October 2, 2000. Class S shares are not offered in this Prospectus. If they had been offered, Service 2 Class shares would have had substantially similar annual returns as Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Service 2 Class shares have different expenses.
(2)	The index return for Service 2 Class shares is for the period beginning September 1, 2002. The index return for Class S shares is for the period beginning October 1, 2000.
24

Description of the Portfolios (continued)

ING Franklin Income Portfolio

Sub-Adviser

Franklin Advisers, Inc. (“Franklin”)

Investment Objective

Seeks to maximize income while maintaining prospects for capital appreciation. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

The Portfolio normally invests in a diversified portfolio of debt and equity securities. Debt securities include all varieties of fixed, floating and variable rate instruments including secured and unsecured bonds, bonds convertible into common stock, mortgage securities, debentures, zero-coupon bonds, notes, and short-term debt instruments. Equity securities include common stocks, preferred stocks and convertible securities, among others.

The Portfolio seeks income by selecting investments such as corporate, foreign and U.S. Treasury bonds, as well as stocks with attractive dividend yields. In its search for growth opportunities, the Portfolio maintains the flexibility to invest in common stocks of companies from a variety of industries such as utilities, oil, gas, real estate and consumer goods.

The Portfolio may invest up to 100% of total assets in debt securities that are rated below investment grade, but it is not currently expected that the Portfolio will invest more than 50% of its assets in these securities. Securities rated in the top four ratings categories by independent rating organizations such as Standard & Poor’s Ratings Services (“S&P”) and Moody’s Investors Service, Inc. (“Moody’s”) are considered investment-grade. Higher yields are ordinarily available from securities in the lower rating categories, such as securities rated Ba or lower by Moody’s or BB or lower by S&P or from unrated securities deemed by the Sub-Adviser to be of comparable quality. Such high-yield securities are considered to be below “investment-grade” and are sometimes referred to as “junk bonds.” Generally, lower-rated securities pay higher yields than more highly rated securities to compensate investors for the higher risk.

The Portfolio may invest up to 25% of its assets in foreign securities. It ordinarily buys foreign securities that are traded in the United States or American Depositary Receipts (“ADRs”). The Portfolio may invest up to 10% of its assets in secured and unsecured corporate bank loans and loan participations.

The Sub-Adviser searches for undervalued or out-of-favor securities it believes offer opportunities for income today and significant growth tomorrow. It performs independent analysis of the debt securities being considered for the Portfolio’s investment portfolio, rather than relying principally on the ratings assigned by rating agencies. In its analysis, the Sub-Adviser considers a variety of factors, including:

  the experience and managerial strength of the company;
  responsiveness to changes in interest rates and business conditions;
  debt maturity schedules and borrowing requirements;
  the company’s changing financial condition and market recognition of the change; and
  a security’s relative value based on such factors as anticipated cash flow, interest or dividend coverage, asset coverage and earnings prospects.

The Portfolio may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended and the rules, regulations and exemptive orders thereunder.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

25

Description of the Portfolios (continued) Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the Sub-Adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Call Risk
Convertible Securities Risk
Credit Risk
Debt Securities Risk
Depositary Receipts Risk
Equity Securities Risk
Foreign Investment Risk
High-Yield, Lower-Grade Debt Securities Risk
Income Risk
Interest Rate Risk
Liquidity Risk
Manager Risk
Market and Company Risk
Market Trends Risk
Maturity Risk
Other Investment Companies Risk
Price Volatility Risk
Securities Lending Risk
U.S. Government Securities and Obligations Risk
Value Investing Risk

Please see “Summary of Principal Risks” following the “Description of the Portfolios” section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information (“SAI”).

Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the changes in the Portfolio’s performance from year to year, and the table compares the Portfolio’s performance to the performance of two broad measures of market performance and a composite index for the same period. The Portfolio’s past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

In addition, performance of a similarly managed fund is presented in the section of this Prospectus entitled “Performance of Similarly Managed Mutual Funds.”

26

Description of the Portfolios (continued)

The bar chart below provides some indication of investing in the Portfolio by showing changes in the Portfolio’s Service 2 Class shares’ performance from year to year.

Year-by-Year Total Returns(1)
(For the periods ended December 31 of each year)

Best and Worst Quarterly Returns during this Period:

Best:	1st Quarter	2007:	2.63%
Worst:	3rd Quarter	2008:	(14.78)%

The following table provides some indication of the risks of investing in the Portfolio by comparing the Portfolio’s Service 2 Class shares’ performance to those of two broad measures of market performance – the Standard & Poor’s 500® Composite Stock Price (“S&P 500®”) Index and the Barclays Capital U.S. Intermediate Government/Credit Bond Index (formerly, the Lehman Brothers U.S. Intermediate Government/Credit Bond Index) and a composite index consisting of 60% S&P 500® Index and 40% Barclays Capital U.S. Intermediate Government/Credit Bond (“60% S&P 500®/40% Barclays Capital U.S. Intermediate Government/Credit Bond”) Index. The S&P 500® is an unmanaged index that measures the performance of securities of appropriately 500 of the largest companies in the United States. The Barclays Capital U.S. Intermediate Government/Credit Bond Index and the is an unmanaged index composed of securities including U.S. Government Treasury and agency securities. The Barclays Capital U.S. intermediate Government/Credit Bond Index and the 60% S&P 500®/40% Barclays Capital U.S. Intermediate Government/Credit Bond Index composite are included to provide additional comparison information. The indices do not reflect fees, brokerage commissions, or other expenses of investing. It is not possible to invest directly in the indices.

Average Annual Total Returns(1) (For the periods ended December 31, 2008)
	1 Year	5 Years (or Life of Class)	10 Years
Service 2 Class Return	(29.11)%	(7.94)%(1)	N/A
S&P 500® Index	(37.00)%	(11.19)%(2)	N/A
Barclays Capital U.S. Intermediate Government/Credit Bond Index	(5.08)%	6.35%(2)	N/A
60% S&P 500®/40% Barclays Capital U.S. Intermediate Government/Credit Bond Index	(22.08)%	(4.21)%(2)	N/A
(1)	Service 2 Class shares commenced operations on May 3, 2006.
(2)	The index returns are for the period beginning May 1, 2006.
^
27

Description of the Portfolios (continued)

ING Global Resources Portfolio

Sub-Adviser

ING Investment Management Co. (“ING IM”)

Investment Objective

Long-term capital appreciation. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

The Portfolio normally invests at least 80% of its net assets (plus borrowings for investment purposes) in the equity securities of companies in the natural resources industries located in a number of different countries, one of which may be the United States. The Portfolio will provide shareholders with at least 60 days’ prior notice of any change in this investment policy. A company is considered to be in a natural resources industry when it is significantly engaged, directly or indirectly, in natural resources, meaning that at least 50% of its assets, revenues, or operating profits are involved in or result from researching, exploring, developing, mining, refining, processing, fabricating, transporting, trading, distributing or owning natural resources assets. For these purposes, companies in the natural resources industries include those significantly engaged, directly or indirectly, in the following industries: Integrated Oil and Gas; Oil and Gas Exploration and Production; Oil and Gas Storage and Transportation; Oil and Gas Refining and Marketing; Coal and Consumable Fuels; Energy Equipment & Services; Metals & Mining; Precious Metals; Paper & Forest Products; Containers & Packaging; Gas Utilities; Real Estate Investment Trusts; Industrial Conglomerates; Diversified Consumer Materials; Electric Utilities; and Independent Power Producers and Energy Traders.

The Portfolio is permitted to invest up to a maximum of 50% of its net assets in any single industry that is engaged in any of the types of natural resources set out above. The investment strategy is based on the Sub-Adviser’s belief that investment in securities of companies in natural resources industries can protect against eroding monetary values or a rise in activity which consumes one or more types of commodities. The Portfolio also may invest in: securities issued by companies that are not in natural resources industries; investment-grade corporate debt; repurchase agreements; and derivatives. The Portfolio is permitted to invest directly in commodities including gold bullion and coins. The Portfolio may invest without limit in securities of foreign issuers, including emerging markets. Equity securities in which the Portfolio invests may be listed on the U.S. or foreign securities exchanges or traded over-the-counter and include: common stocks; direct equity interests in trusts (including Canadian Royalty Trusts); preferred stocks; partnerships, including master limited partnerships (“MLPs”); restricted securities; American Depositary Receipts (“ADRs”); and Global Depositary Receipts (“GDRs”).

The Portfolio normally invests in companies with a large market capitalization, but may also invest in mid- and small-sized companies. The Portfolio may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended and the rules, regulations and exemptive orders thereunder.

The Portfolio is permitted to invest in derivative securities and structured notes, whose value is linked to the price of a commodity or commodity index.

The Portfolio is non-diversified, and when compared with other funds, may invest a greater portion of its assets in a particular issuer. A non-diversified portfolio has greater exposure to the risk of default or the poor earnings of an issuer.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Portfolio may engage in frequent and active trading of Portfolio securities to achieve its investment objective.
28

Description of the Portfolios (continued)

Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the Sub-Adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Commodities Risk
Debt Securities Risk
Depositary Receipts Risk
Derivatives Risk
Diversification Risk
Emerging Markets Risk
Equity Securities Risk
Foreign Investment Risk
Industry Concentration Risk
Liquidity Risk
Manager Risk
Market and Company Risk
Mid-Capitalization Company Risk
Natural Resources Risk
Over-the-Counter Investment Risk
Other Investment Companies Risk
Portfolio Turnover Risk
Restricted and Illiquid Securities Risk
Sector Risk
Securities Lending Risk
Small-Capitalization Company Risk

Please see “Summary of Principal Risks” following the “Description of the Portfolios” section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information (“SAI”).

Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the changes in the Portfolio’s performance from year to year, and the table compares the Portfolio’s performance to the performance of two broad measures of market performance for the same period. The Portfolio’s past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

29

Description of the Portfolios (continued)

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s Class S shares’ (1999-2002) and Service 2 Class shares’ (2003-2008) performance from year to year. Class S shares’ performance has been adjusted to reflect the higher expenses of Service 2 Class shares.

Year-by-Year Total Returns(1)(2)
(For the periods ended December 31 of each year)

Best and Worst Quarterly Returns during this Period:

Best:	3rd Quarter	2005:	23.58%
Worst:	3rd Quarter	2008:	(29.97)%

The following table provides some indication of the risks of investing in the Portfolio by comparing the Portfolio’s Service 2 Class shares’ and Class S shares’ performance to those of two broad measures of market performance – the Standard & Poor’s® 500 Composite Stock Price (“S&P 500®”) Index and the S&P North American Natural Resources Sector Index (formerly, S&P GSSI Natural Resources Index). The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States. The S&P North American Natural Resources Sector Index is an unmanaged index and a market-capitalization-weighted index of 112 stocks designed to measure the performance of companies in the natural resources sector, which includes energy, precious metal, timber and other sub-sectors. The S&P North American Natural Resources Sector Index is included to provide additional comparison information. Class S shares’ performance has been adjusted to reflect the higher expenses of Service 2 Class shares. The indices do not reflect fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in the indices.

Average Annual Total Returns(1)(2) (For the periods ended December 31, 2008)
	1 Year	5 Years	10 Years (or Life of Class)
Service 2 Return	(41.09)%	6.77%	12.41%(1)
S&P 500® Index	(37.00)%	(2.19)%	1.71%(3)
S&P North American Natural Resources Sector Index	(42.55)%	8.96%	11.59%(3)
Class S Return (adjusted)	(41.08)%	6.81%	8.15%
S&P 500® Index	(37.00)%	(2.19)%	(1.38)%
S&P North American Natural Resources Sector Index	(42.55)%	8.96%	8.37%
(1)	Service 2 Class shares commenced operations on September 9, 2002. Class S shares are not offered in this Prospectus. If they had been offered, Service 2 Class shares would have had substantially similar annual returns as Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Service 2 Class shares have different expenses.
(2)	On April 30, 2007, the Portfolio changed its principal investment strategies. ING IM has managed the Portfolio since January 3, 2006. Baring International Investment Limited managed the Portfolio from March 1, 1999 through December 31, 2005. Performance prior to March 1, 1999 is attributable to a different sub-adviser.
(3)	The index returns for the Service 2 Class shares are for the period beginning September 1, 2002.
30

Description of the Portfolios (continued)

ING Janus Contrarian Portfolio

Sub-Adviser

Janus Capital Management LLC (“Janus Capital”)

Investment Objective

Capital appreciation. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

The Portfolio invests, under normal circumstances, at least 80% of its net assets in equity securities with the potential for long-term growth of capital. The Sub-Adviser emphasizes investments in companies with attractive price/free cash flow, which is the relationship between the price of a stock and the company’s available cash from operations, minus capital expenditures. The Sub-Adviser will typically seek attractively valued companies that are improving their free cash flow and returns on invested capital. These companies may also include special situations companies that are experiencing management changes and/or are temporarily out of favor.

The Sub-Adviser applies a “bottom up” approach in choosing investments. In other words, the Sub-Adviser seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. The Sub-Adviser makes this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity or other similar selection criteria. Realization of income is not a significant consideration when the Sub-Adviser chooses investments for the Portfolio. Income realized on the Portfolio’s investments may be incidental to its objective.

The Portfolio is classified as non-diversified. Although the Portfolio may satisfy the requirements for a diversified Portfolio, its non-diversified classification gives the portfolio manager more flexibility to hold larger positions in a smaller number of securities than a portfolio that is classified as diversified. As a result, a single security’s increase or decrease in value may have a greater impact on the Portfolio’s net asset value or total return.

The Portfolio may also invest in foreign equity and debt securities (either indirectly through depositary receipts or directly in foreign markets), high-yield bonds (up to 20%) of any quality, index/structured securities, options, futures, forwards, swaps and other types of derivatives for hedging purposes or for non-hedging purposes such as seeking to enhance return, securities purchased on a when-issued, delayed delivery or forward commitment basis, illiquid investments (up to 15%) and from time to time, the Portfolio may invest more than 25% of its total assets in securities of companies in one or more market sectors.

The Portfolio may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended and the rules, regulations and exemptive orders thereunder.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the Sub-Adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Call Risk
Credit Risk
Debt Securities Risk
Depositary Receipts Risk
Derivatives Risk
Diversification Risk
Equity Securities Risk
Foreign Investment Risk
Growth Investing Risk
High-Yield, Lower-Grade Debt Securities Risk
Interest Rate Risk
Liquidity Risk
Manager Risk
Market and Company Risk
31

Description of the Portfolios (continued) Market Capitalization Risk
Maturity Risk
Mid-Capitalization Company Risk
Other Investment Companies Risk
Restricted and Illiquid Securities Risk
Sector Risk
Securities Lending Risk
Small-Capitalization Company Risk
Special Situations Risk
Value Investing Risk

Please see “Summary of Principal Risks” following the “Description of the Portfolios” section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information (“SAI”).

Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the changes in the Portfolio’s performance from year to year, and the table compares the Portfolio’s performance to the performance of two broad measures of market performance for the same period. The Portfolio’s past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s Class S shares’ (2001-2002) and Service 2 Class shares’ (2003-2008) performance from year to year. Class S shares’ performance has been adjusted to reflect the higher expenses of Service 2 Class shares.

Year-by-Year Total Returns(1)
(For the periods ended December 31 of each year)

Best and Worst Quarterly Returns during this Period:

Best:	2nd Quarter	2003:	27.24%
Worst:	4th Quarter	2008:	(28.64)%
32

Description of the Portfolios (continued)

The following table provides some indication of the risks of investing in the Portfolio by comparing the Portfolio’s Service 2 Class shares’ and Class S shares’ performance to that of two broad measures of market performance – the Morgan Stanley Capital International All Country World (“MSCI AC World”) Index and the Standard & Poor’s 500® Composite Stock Price (“S&P 500®”) Index. The MSCI AC World IndexSM is an unmanaged, free float-adjusted, market capitalization weighted index composed of companies located in countries throughout the world. The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States. The S&P 500® Index is included to provide additional comparison information. Class S shares’ performance has been adjusted to reflect the higher expenses of Service 2 Class shares. The indices do not reflect fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in the indices.

Average Annual Total Returns(1) (For the periods ended December 31, 2008)
	1 Year	5 Years	10 Years (or Life of Class)
Service 2 Class Return	(49.07)%	0.39%	6.53%(1)
MSCI AC World IndexSM	(42.19)%	(0.06)%	3.99%(2)
S&P 500® Index	(37.00)%	(2.19)%	1.71%(2)
Class S Return (adjusted)	(49.07)%	0.40%	(0.52)%(1)
MSCI AC World IndexSM	(42.19)%	(0.06)%	(1.58)%(2)(3)
S&P 500® Index	(37.00)%	(2.19)%	(3.76)%(2)
(1)	Service 2 Class shares commenced operations on September 9, 2002. Class S shares commenced operations on October 2, 2000. Class S shares are not offered in this Prospectus. If they had been offered, Service 2 Class shares would have had substantially similar annual returns as Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Service 2 Class shares have different expenses.
(2)	The index returns for the Service 2 Class shares are for the period beginning September 1, 2002. The index returns for the Class S shares are for the period beginning October 1, 2000.
(3)	Prior to December 31, 2001, the index did not include the deduction of withholding taxes. The gross index return is for the period beginning October 1, 2000.
33

Description of the Portfolios (continued)

ING JPMorgan Emerging Markets Equity Portfolio

Sub-Adviser

J.P. Morgan Investment Management Inc. (“JPMorgan”)

Investment Objective

Capital appreciation. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

The Portfolio normally invests at least 80% of its net assets (plus borrowings for investment purposes) in the equity securities of issuers located in at least three countries with emerging securities markets. The Portfolio will provide shareholders with at least 60 days’ prior notice of any change in this investment policy. Countries with emerging markets include most countries in the world except Australia, Canada, Japan, New Zealand, the United Kingdom, the United States, and most of the countries of western Europe. Equity securities in which the Portfolio can invest may include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants to buy common stocks and privately placed securities, and other investment companies. The Portfolio may also invest to a lesser extent in debt securities of issuers in countries with emerging markets.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Portfolio can invest. The Portfolio may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Portfolio may use derivatives to hedge various investments and for risk management.

The Portfolio may overweight or underweight countries relative to its benchmark, the Morgan Stanley Capital International Emerging Markets (“MSCI Emerging Markets”) IndexSM. The Portfolio emphasizes securities that are ranked as undervalued, while underweighting or avoiding securities that appear overvalued. The Portfolio typically maintains full currency exposure to those markets in which it invests. However, the Portfolio may from time to time hedge a portion of its foreign currency exposure into the U.S. dollar. The Portfolio may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest. The Portfolio may also invest in high-quality, short-term money market instruments and repurchase agreements.

The Portfolio may invest in high-yield securities which are below investment-grade (junk bonds). The Portfolio may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities. The Portfolio may enter into “dollar rolls,” in which the Portfolio sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

Where the capital markets in certain countries are either less developed or not easy to access, the Portfolio may invest in these countries by investing in closed-end investment companies that are authorized to invest in those countries, subject to the limitations of the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

The Portfolio may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended and the rules, regulations and exemptive orders thereunder.

In managing the Portfolio, the Sub-Adviser seeks to add value primarily through stock selection. Thus, decisions relating to country weightings are secondary to those relating to the individual stocks included in the Portfolio. The Sub-Adviser is primarily responsible for implementing the recommendations of country specialists, who make their recommendations based on the stock ranking system described below.

Country specialists use their local expertise to identify, research and rank companies according to their expected performance. Stocks are assessed using a two-part analysis, which considers both expected short-term price moves (stock ranks) and longer-term business growth characteristics and qualitative factors (strategic classifications).

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 30% of its total assets.
34

Description of the Portfolios (continued)

Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the Sub-Adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Call Risk
Convertible Securities Risk
Credit Risk
Currency Risk
Debt Securities Risk
Depositary Receipts Risk
Derivatives Risk
Emerging Markets Risk
Equity Securities Risk
Foreign Investment Risk
High-Yield, Lower-Grade Debt Securities Risk
Interest Rate Risk
Liquidity Risk
Manager Risk
Market and Company Risk
Mortgage-Related Securities Risk
Other Investment Companies Risk
Restricted and Illiquid Securities Risk
Securities Lending Risk
Small-Capitalization Company Risk

Please see “Summary of Principal Risks” following the “Description of the Portfolios” section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information (“SAI”).

Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the changes in the Portfolio’s performance from year to year, and the table compares the Portfolio’s performance to the performance of a broad measure of market performance for the same period. The Portfolio’s past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

35

Description of the Portfolios (continued)

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s Class S shares’ (1999-2002) and Service 2 Class shares’ (2003-2008) performance from year to year. Class S shares’ performance has been adjusted to reflect the higher expenses of Service 2 Class shares.

Year-by-Year Total Returns(1)(2)
(For the periods ended December 31 of each year)

Best and Worst Quarterly Returns during this Period:

Best:	4th Quarter	1999:	31.46%
Worst:	4th Quarter	2008:	(26.74)%

The following table provides some indication of the risks of investing in the Portfolio by comparing the Portfolio’s Service 2 Class shares’ and Class S shares’ performance to that of a broad measure of market performance – the Morgan Stanley Capital International Emerging Markets (“MSCI Emerging Markets”) IndexSM. The MSCI Emerging Markets IndexSM is an unmanaged index that measures the performance of securities listed on exchanges in developing nations throughout the world. Class S shares’ performance has been adjusted to reflect the higher expenses of Service 2 Class shares. It includes the reinvestment of dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in the index.

Average Annual Total Returns(1)(2) (For the periods ended December 31, 2008)
	1 Year	5 Years	10 Years (or Life of Class)
Service 2 Class Return	(51.37)%	7.62%	12.18%(1)
MSCI Emerging Markets IndexSM	(53.33)%	7.66%	13.36%(3)
Class S Return (adjusted)	(51.40)%	7.62%	6.65%
MSCI Emerging Markets IndexSM	(53.33)%	7.66%	9.31%
(1)	Service 2 Class shares commenced operations on September 9, 2002. Class S shares are not offered in this Prospectus. If they had been offered, Service 2 Class shares would have had substantially similar annual returns as Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Service 2 Class shares have different expenses.
(2)	JPMorgan has managed the Portfolio since April 29, 2005. ING Investment Management Advisors B.V. managed the Portfolio from March 1, 2004 through April 28, 2005. Baring International Investment Limited managed the Portfolio from March 1, 1999 through February 29, 2004. Performance prior to March 1, 1999 is attributable to a different sub-adviser.
(3)	The index return for the Service 2 Class shares is for the period beginning September 1, 2002.
36

Description of the Portfolios (continued)

ING Liquid Assets Portfolio

Sub-Adviser

ING Investment Management Co. (“ING IM”)

Investment Objective

High level of current income consistent with the preservation of capital and liquidity. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

The Portfolio will operate as a diversified portfolio and invest in a portfolio of high-quality, U.S. dollar denominated short-term debt securities that are determined by the Sub-Adviser to present minimal credit risks.

The Portfolio may maintain a rating from one or more rating agencies that provide ratings on money market funds. There can be no assurance that the Portfolio will maintain any particular rating or maintain it with a particular rating agency. To maintain a rating, the Sub-Adviser may manage the Portfolio more conservatively than if it was not rated.

Portfolio investments of the Portfolio are valued based on the amortized cost valuation method pursuant to Rule 2a-7 under the Investment Company Act of 1940 (“Rule 2a-7”). Obligations in which the Portfolio invests generally have remaining maturities of 397 days or less, although upon satisfying certain conditions of Rule 2a-7, the Portfolio may, to the extent otherwise permissible, invest in instruments subject to repurchase agreements and certain variable and floating rate obligations that bear longer final maturities. The dollar-weighted average portfolio maturity of the Portfolio will not exceed 90 days.

The Portfolio will invest in obligations permitted to be purchased under Rule 2a-7 including, but not limited to: (i) U.S. government securities and obligations of its agencies or instrumentalities; (ii) commercial paper, mortgage- and asset-backed securities, repurchase agreements, guaranteed investment contracts, municipal securities, loan participation interests and medium-term notes; (iii) other money market mutual funds; and (iv) the following domestic, Yankee Dollar and Eurodollar obligations: certificates of deposit, time deposits, bankers acceptances, and other promissory notes, including floating and variable rate obligations issued by U.S. or foreign bank holding companies and their bank subsidiaries, branches and agencies. The Portfolio may invest more than 25% of its total assets in instruments issued by domestic banks. The Portfolio may significantly invest in securities issued by financial services companies, including, among other entities, banks and bank holding companies, investment banks, trust companies, insurance companies, finance companies, and broker-dealers.

The Portfolio may purchase securities on a when-issued basis and purchase or sell them on a forward commitment basis. The Portfolio may also invest in variable rate master demand obligations, which are unsecured demand notes that permit the underlying indebtedness to vary, and provide for periodic adjustments in the interest rate.

In choosing investments for the Portfolio, the Sub-Adviser employs a highly disciplined, four step investment process designed to ensure preservation of capital and liquidity as well as adherence to regulatory requirements. The four steps are:

  first, a formal list of high-quality issuers is actively maintained;
  second, securities of issuers on the approved list which meet maturity guidelines and are rated first tier (i.e., they are given the highest short-term rating by at least two nationally recognized statistical rating organizations, or by a single rating organization if a security is rated only by that organization, or are determined to be of comparable quality by the Sub-Adviser pursuant to guidelines approved by the Portfolio’s Board of Trustees), are selected for investment;
  third, diversification is continuously monitored to ensure that regulatory limits are not exceeded; and
  finally, portfolio maturity decisions are made based upon expected cash flows, income opportunities available in the market and expectations of future interest rates.

The Portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.
37

Description of the Portfolios (continued)

Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the Sub-Adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Credit Risk
Foreign Investment Risk
Interest Rate Risk
Liquidity Risk
Mortgage-Related Securities Risk
Other Investment Companies Risk
Sector Risk
U.S. Government Securities and Obligations Risk

An investment in the Portfolio is not insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

Please see “Summary of Principal Risks” following the “Description of the Portfolios” section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information (“SAI”).

Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the changes in the Portfolio’s performance from year to year, and the table compares the Portfolio’s performance to the performance of a broad measure of market performance for the same period. The Portfolio’s past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

38

Description of the Portfolios (continued)

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s Class S shares’ (1999-2002) and Service 2 Class shares’ (2003-2008) performance from year to year. Class S shares’ performance has been adjusted to reflect the higher expenses of Service 2 Class shares.

Year-by-Year Total Returns(1)
(For the periods ended December 31 of each year)

Best and Worst Quarterly Returns during this Period:

Best:	3rd Quarter	2000:	1.52%
Worst:	2nd Quarter	2004:	0.11%

The following table provides some indication of the risks of investing in the Portfolio by comparing the Portfolio’s Service 2 Class shares’ and Class S shares’ performance to that of a broad measure of market performance – the iMoneyNet First Tier Retail Index. The iMoneyNet First Tier Retail Index is an unmanaged index that includes the most broadly based money market funds. Class S shares’ performance has been adjusted to reflect the higher expenses of Service 2 Class shares. It does not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in the index.

Average Annual Total Returns(1) (For the periods ended December 31, 2008)
	1 Year	5 Years	10 Years (or Life of Class)
Service 2 Class Return	2.29%	2.99%	2.51%(1)
iMoneyNet First Tier Retail Index	2.13%	2.81%	2.35%(2)
Class S Return (adjusted)	2.28%	2.98%	3.09%
iMoneyNet First Tier Retail Index	2.13%	2.81%	2.95%
(1)	Service 2 Class shares commenced operations on September 9, 2002. Class S shares are not offered in this Prospectus. If they had been offered, Service 2 Class shares would have had substantially similar annual returns as Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Service 2 Class shares have different expenses.
(2)	The index return for Service 2 Class shares is for the period beginning September 1, 2002.

For the Portfolio’s Service 2 Class shares’ 7 day yield and current 7 day effective yield, please call the Portfolio at (800) 366-0066.

39

Description of the Portfolios (continued)

ING Marsico Growth Portfolio

Sub-Adviser

Marsico Capital Management, LLC (“Marsico”)

Investment Objective

Capital appreciation. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

The Portfolio invests primarily in equity securities selected for their long-term growth potential. The Portfolio will normally hold a core position of between 35 and 50 common stocks primarily emphasizing larger companies. The Sub-Adviser defines large companies as companies that typically have market capitalizations in the range of $4 billion or more at the time of purchase. The Portfolio may hold a limited number of additional common stocks at times, such as when the Sub-Adviser is accumulating new positions, phasing out and replacing existing positions, or responding to exceptional market conditions.

In selecting investments for the Portfolio, the Sub-Adviser uses an approach that combines “top-down” macroeconomic analysis with “bottom-up” stock selection.

The “top-down” approach may take into consideration macroeconomic factors such as, without limitation, interest rates, inflation, demographics, the regulatory environment and the global competitive landscape. In addition, the Sub-Adviser may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation and the sustainability of financial trends observed. As a result of the “top-down” analysis, the Sub-Adviser seeks to identify sectors, industries and companies that may benefit from the overall trends the Sub-Adviser has observed.

The Sub-Adviser then looks for individual companies or securities with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company or security may be a suitable investment, the Sub-Adviser may focus on any number of different attributes that may include, without limitation, the company’s specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; and reasonable valuations in the context of projected growth rates and other indications that a company or security may be an attractive investment prospect. This process is called “bottom-up” stock selection.

As part of this fundamental, “bottom-up” research, the Sub-Adviser may visit with various levels of a company’s management, as well as with its customers and (as relevant) suppliers, distributors, and competitors. The Sub-Adviser also may prepare detailed earnings and cash flow models of companies. These models may assist the Sub-Adviser in projecting potential earnings growth, current income and other important company financial characteristics under different scenarios. Each model is typically customized to follow a particular company and is generally intended to replicate and describe a company’s past, present and potential future performance. The models may include quantitative information and detailed narratives that reflect updated interpretations of corporate data and company and industry developments.

The Sub-Adviser may reduce or sell investments in portfolio securities if, in the opinion of the Sub-Adviser, a security’s fundamentals change substantively, its price appreciates excessively in relation to fundamental prospects, the company appears unlikely to realize its growth potential or current income potential, more attractive investment opportunities appear elsewhere, or for other reasons.

The Portfolio’s core investments generally may include established companies and securities that offer long-term growth potential. However, the Portfolio also may typically include securities of less mature companies, companies of securities with more aggressive growth characteristics and companies undergoing significant changes (e.g., the introduction of a new product line, the appointment of a new management team, or an acquisition).

If the Sub-Adviser is unable to find such investments, a significant portion of the Portfolio’s assets may be in cash or similar investments.

The Portfolio may also invest in foreign securities including American Depositary Receipts (“ADRs”) or other depositary receipts (including in emerging or developing markets) and forward foreign currency contracts, futures and options.

40

Description of the Portfolios (continued) The Portfolio may invest more than 25% of its total assets in securities of companies in a single market sector, though it will not invest more than 25% of its total assets in a particular industry within a sector.

When the Sub-Adviser believes that market conditions are unfavorable for profitable investing, or it is otherwise unable to locate attractive investment opportunities, the Portfolio’s cash or similar investments may increase. In other words, the Portfolio may not always stay fully invested in stocks and bonds. Cash or similar investments generally are a residual – they represent the assets that remain after the Sub-Adviser has committed available assets to desirable investment opportunities.

The Portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted by the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the Sub-Adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Currency Risk
Depositary Receipts Risk
Derivatives Risk
Emerging Markets Risk
Equity Securities Risk
Foreign Investment Risk
Growth Investing Risk
Investment Models Risk
Liquidity Risk
Manager Risk
Market and Company Risk
Market Capitalization Risk
Market Trends Risk
Other Investment Companies Risk
Price Volatility Risk
Sector Risk
Securities Lending Risk

Please see “Summary of Principal Risks” following the “Description of the Portfolios” section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information (“SAI”).

Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the changes in the Portfolio’s performance from year to year, and the table compares the Portfolio’s performance to the performance of a broad measure of market performance for the same period. The Portfolio’s past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

41

Description of the Portfolios (continued)

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s Class S shares’ (1999-2002) and Service 2 Class shares’ (2003-2008) performance from year to year. Class S shares’ performance has been adjusted to reflect the higher expenses of Service 2 Class shares.

Year-by-Year Total Returns(1)(2)
(For the periods ended December 31 of each year)

Best and Worst Quarterly Returns during this Period:

Best:	4th Quarter	1999:	41.26%
Worst:	1st Quarter	2001:	(24.24)%

The following table provides some indication of the risks of investing in the Portfolio by comparing the Portfolio’s Service 2 Class shares’ and Class S shares’ performance to that of a broad measure of market performance – the Standard & Poor’s 500® Composite Stock Price (“S&P 500®”) Index. The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States. Class S shares’ performance has been adjusted to reflect the higher expenses of Service 2 Class shares. The index does not reflect fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in the index.

Average Annual Total Returns(1)(2) (For the periods ended December 31, 2008)
	1 Year	5 Years	10 Years (or Life of Class)
Service 2 Class Return	(40.42)%	(2.76)%	2.11%(1)
S&P 500® Index	(37.00)%	(2.19)%	1.71%(3)
Class S Return (adjusted)	(40.41)%	(2.77)%	(2.43)%
S&P 500® Index	(37.00)%	(2.19)%	(1.38)%
(1)	Service 2 Class shares commenced operations on September 9, 2002. Class S shares are not offered in this Prospectus. If they had been offered, Service 2 Class shares would have had substantially similar annual returns as Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Service 2 Class shares have different expenses.
(2)	Marsico has managed the Portfolio since December 13, 2002. Performance prior to this date is attributable to a different sub-adviser.
(3)	The index return for Service 2 Class shares is for the period beginning September 1, 2002.
42

Description of the Portfolios (continued)

ING Marsico International Opportunities Portfolio

Sub-Adviser

Marsico Capital Management, LLC (“Marsico”)

Investment Objective

Long-term growth of capital. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

The Portfolio is a diversified portfolio and invests primarily (no less than 65% of its total assets) in common stocks of foreign companies that are selected for their long-term growth potential. The Portfolio may invest in companies of any size throughout the world. The Portfolio normally invests in issuers from a number of different countries not including the United States.

The Portfolio may invest, without limit, in foreign investments including American Depositary Receipts (“ADRs”) or other depositary receipts. These investments may be publicly traded in the United States or on a foreign exchange, and may be bought and sold in a foreign currency. The Portfolio generally selects foreign securities on a stock-by-stock basis based on considerations such as growth potential. Primarily for hedging purposes, the Portfolio may use options (including options on securities and securities indices), futures and forward foreign currency contracts. The Portfolio may invest in common stocks of companies operating in emerging markets. Some issuers or securities in the Portfolio may be based or economically tied to the United States.

Under normal market conditions, the Portfolio may invest up to 10% of its total assets in all types of fixed-income securities including up to 5% of its total assets in high-yield bonds or up to 5% in mortgage- and asset-backed securities.

The Portfolio may invest up to 15% of its net assets in illiquid investments, which are securities that cannot be sold or disposed of quickly in the normal course of business. The Portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted by the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

In selecting investments for the Portfolio, the Sub-Adviser uses an approach that combines “top-down” macroeconomic analysis with “bottom-up” stock selection.

The “top-down” approach may take into consideration macroeconomic factors such as, without limitation, interest rates, inflation, demographics, the regulatory environment and the global competitive landscape. In addition, the Sub-Adviser may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation and the sustainability of financial trends observed. As a result of the “top-down” analysis, the Sub-Adviser seeks to identify sectors, industries and companies that may benefit from the overall trends the Sub-Adviser has observed.

The Sub-Adviser then looks for individual companies with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company or security may be a suitable investment, the Sub-Adviser may focus on any of a number of different attributes, that may include, without limitation, the company’s specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; reasonable valuations in the context of projected growth rates; and other indication that a company or security may be an attractive investment prospect. This process is called “bottom-up” stock selection.

As part of this fundamental, “bottom-up” research, the Sub-Adviser may visit with various levels of a company’s management, as well as with its customers and (as relevant), suppliers, distributors and competitors. The Sub-Adviser also may prepare detailed earnings and cash flow models of companies. These models may assist the Sub-Adviser in projecting potential earnings growth, current income and other important company financial characteristics under different scenarios. Each model is typically customized to follow a particular company and is generally intended to replicate and describe a company’s past, present and potential future performance. The models may include quantitative information and detailed narratives that reflect updated interpretations of corporate data and company and industry developments.

The Sub-Adviser may reduce or sell investments in Portfolio securities if, in the opinion of the Sub-Adviser, a security’s fundamentals change substantially, its price appreciates excessively in relation to fundamental prospects, the company appears unlikely to realize its growth potential, more attractive investment opportunities appear elsewhere or for other reason.

43

Description of the Portfolios (continued) The Portfolio’s core investments generally may include, established companies and securities that offer long-term growth potential. However, the Portfolio also may typically include securities of less mature companies, companies or securities with more aggressive growth characteristics, and companies undergoing significant changes (e.g., the introduction of a new product line, the appointment of a new management team, or an acquisition).

The Portfolio may invest more than 25% of its total assets in securities of companies in a single market sector, though it will not invest more than 25% of its total assets in a particular industry within a sector.

When the Sub-Adviser believes that market conditions are unfavorable for profitable investing, or it is otherwise unable to locate attractive investment opportunities, the Portfolio’s cash or similar investments may increase. In other words, the Portfolio may not always stay fully invested in stocks and bonds. Cash or similar investments generally are a residual – they represent the assets that remain after the Sub-Adviser has committed available assets to desirable investment opportunities. Frequency of portfolio turnover will not be a limiting factor if the Sub-Adviser considers it advantageous to purchase or sell securities.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the Sub-Adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Credit Risk
Currency Risk
Debt Securities Risk
Depositary Receipts Risk
Derivatives Risk
Emerging Markets Risk
Equity Securities Risk
Foreign Investment Risk
Growth Investing Risk
High-Yield, Lower-Grade Debt Securities Risk
Interest Rate Risk
Investment Models Risk
Liquidity Risk
Manager Risk
Market and Company Risk
Market Capitalization Risk
Market Trends Risk
Mid-Capitalization Company Risk
Mortgage-Related Securities Risk
Other Investment Companies Risk
Over-the-Counter Investment Risk
Price Volatility Risk
Restricted or Illiquid Securities Risk
Sector Risk
Securities Lending Risk
Small-Capitalization Company Risk

Please see “Summary of Principal Risks” following the “Description of the Portfolios” section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information (“SAI”).

Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the changes in the Portfolio’s performance from year to year, and the table compares the Portfolio’s performance to the performance of a broad measure of market performance for the same period. The Portfolio’s past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

44

Description of the Portfolios (continued)

The bar chart below provides some indication of investing in the Portfolio by showing changes in the Portfolio’s Class S shares’ (2006) and Service 2 Class shares’ (2007-2008) performance from year to year. Class S shares’ performance has been adjusted to reflect the higher expenses of Service 2 Class shares.

Year-by-Year Total Returns(1)
(For the periods ended December 31 of each year)

Best and Worst Quarterly Returns during this Period:

Best:	4th Quarter	2006:	11.49%
Worst:	4th Quarter	2008:	(26.75)%

The following table provides some indication of the risks of investing in the Portfolio by comparing the Portfolio’s Service 2 Class shares’ and Class S shares’ performance to that of a broad measure of market performance – the Morgan Stanley Capital International Europe, Australasia and Far East® (“MSCI EAFE®”) Index. The MSCI EAFE® Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australasia and the Far East. Class S shares’ performance has been adjusted to reflect the higher expenses of Service 2 Class shares. The index includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in the index.

Average Annual Total Returns(1) (For the periods ended December 31, 2008)
	1 Year	5 Years (or Life of Class)	10 Years
Service 2 Class Return	(49.66)%	(22.16)%(1)	N/A
MSCI EAFE® Index	(43.38)%	(20.66)%(2)	N/A
Class S Return (adjusted)	(49.59)%	(1.64)%(1)	N/A
MSCI EAFE® Index	(43.38)%	(2.07)%(2)	N/A
(1)	Service 2 Class shares commenced operations on December 29, 2006. Class S shares commenced operations on May 2, 2005. Class S shares are not offered in this Prospectus. If they had been offered, Service 2 Class shares would have had substantially similar annual returns as Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Service 2 Class shares have different expenses.
(2)	The index return for Service 2 Class shares is for the period beginning January 1, 2007. The index return for Class S is for the period beginning May 1, 2005.
45

Description of the Portfolios (continued)

ING MFS Total Return Portfolio

Sub-Adviser

Massachusetts Financial Services Company (“MFS”)

Investment Objective

Above-average income (compared to a portfolio entirely invested in equity securities) consistent with the prudent employment of capital. A secondary objective is the reasonable opportunity for growth of capital and income. The Portfolio’s investment objectives are not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

The Sub-Adviser invests the Portfolio’s assets in equity securities and debt instruments. The Sub-Adviser seeks to invest between 40% and 75% of the Portfolio’s assets in equity securities and at least 25% of the Portfolio’s assets in fixed-income senior securities. The Sub-Adviser may invest up to 25% of the Portfolio’s assets in foreign securities, including up to 10% in emerging market securities.

The Sub-Adviser focuses on investing the Portfolio’s assets in the stocks of companies that it believes are undervalued compared to their perceived worth (value companies). Value companies tend to have stock prices that are low relative to their earnings, dividends, assets or other financial measures.

While the Sub-Adviser may invest the Portfolio’s assets in companies of any size, the Sub-Adviser generally focuses on companies with large capitalizations.

With respect to the Portfolio’s investments in debt securities, the Sub-Adviser generally invests substantially all of the Portfolio’s investments in investment-grade debt instruments.

The Portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted by the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

The Sub-Adviser may invest the Portfolio’s assets in mortgage dollar rolls.

The Sub-Adviser may use derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the Portfolio, or as alternatives to direct investments.

The Sub-Adviser uses a bottom-up investment approach in buying and selling investments for the Portfolio. Investments are selected primarily based on fundamental analysis of issuers or instruments in light of market, economic, political and regulatory conditions. Factors considered for equity securities may include analysis of earnings, cash flows, competitive position and management ability. Quantitative analysis of these and other factors may also be considered. Factors considered for debt instruments may include the instrument’s credit quality, collateral characteristics and indenture provisions and the issuer’s management ability, capital structure, leverage and ability to meet its current obligations. Quantitative analysis of the structure of a debt instrument and its features may also be considered.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

Principal Investment Types

Equity Securities: Equity securities represent an ownership interest, or the right to acquire an ownership interest, in a company or other issuer. Different types of equity securities provide different voting and dividend rights and priorities in the event of bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, securities convertible into stocks and depositary receipts for those securities.

Debt Instruments: Debt instruments represent obligations of corporations, governments and other entities to repay money borrowed. The issuer or borrower usually pays a fixed, variable or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the instrument. Some debt instruments, such as zero-coupon bonds or payment-in-kind bonds, do not pay current interest. Other debt instruments, such as certain mortgage-backed and other asset-backed securities, make periodic payments of interest and/or principal. Some debt instruments are partially or fully secured by collateral supporting the payment of interest and principal.

Corporate Bonds: Corporate bonds are debt instruments issued by domestic or foreign corporations or similar entities.

U.S. Government Securities: U.S. government securities are securities issued or guaranteed by the U.S. Treasury, by an agency or instrumentality of the U.S. government, or by a U.S. government-sponsored entity. Certain U.S. government securities are not supported as to the payment of principal and interest by the full faith and credit of the U.S. Treasury or the ability to borrow from the U.S. Treasury. Some U.S. government securities are supported as to the payment of principal and interest only by the credit of the entity issuing or guaranteeing the security. U.S. government securities include mortgage-backed securities and other types of collateralized instruments issued or guaranteed by the U.S. Treasury, by an agency or instrumentality of the U.S. government, or by a U.S. government-sponsored entity.

46

Description of the Portfolios (continued) Collateralized Instruments: Collateralized instruments include mortgage-backed securities and other interests in pools of assets, such as loans or receivables. Payment of principal and interest generally depends on the cash flows generated by the underlying assets and the terms of the instrument. Certain collateralized instruments offer multiple classes that differ in terms of their priority to receive principal and/or interest payments under the terms of the instrument. Collateralized instruments typically involve a third party responsible for servicing the instrument and performing operational functions such as collecting and aggregating principal, interest and escrow payments, accounting and loan analysis.

Municipal Instruments: Municipal instruments are issued to raise money for a variety of public and private purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal instruments include general obligation bonds of municipalities, local or state governments, project or revenue-specific bonds, municipal lease obligations, and prerefunded or escrowed bonds. Municipal instruments may be fully or partially supported by the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or assets, by the issuer’s pledge to make annual appropriations for lease payments, or by domestic or foreign entities providing credit support, such as letters of credit, guarantees, or insurance.

Foreign Government Securities: Foreign government securities are debt instruments issued, guaranteed, or supported, as to the payment of principal and interest, by foreign governments, foreign government agencies, foreign semi-governmental entities or supranational entities, or debt instruments issued by entities organized and operated for the purpose of restructuring outstanding foreign government securities. Foreign government securities may not be supported as to the payment of principal and interest by the full faith and credit of the foreign government.

Inflation-Adjusted Debt Instruments: Inflation-adjusted debt instruments are debt instruments whose principal and/or interest are adjusted for inflation. Inflation-adjusted debt instruments issued by the U.S. Treasury pay a fixed rate of interest that is applied to an inflation-adjusted principal amount. The principal amount is adjusted based on changes in the Consumer Price Index. The principal due at maturity is typically equal to the inflation-adjusted principal amount, or to the instrument’s original par value, whichever is greater. Other types of inflation-adjusted debt instruments may use other methods of adjusting for inflation, and other measures of inflation. Other issuers of inflation-adjusted debt instruments include U.S. government agencies, instrumentalities and sponsored entities, corporations, and foreign governments.

Mortgage Dollar Rolls: Mortgage dollar rolls are simultaneous agreements with a third party both to sell a mortgage-backed security and to purchase a similar security from the third party on a later date, for an agreed-upon price.

Derivatives: Derivatives are financial instruments whose value is based on the value of one or more underlying indicators or the difference between underlying indicators. Underlying indicators may include a security or other financial instrument, asset, currency, interest rate, credit rating, commodity, volatility measure, or index. Derivatives often involve a counterparty to the transaction. Derivatives include futures, forward contracts, options, structured securities, inverse floating rate instruments, swaps, caps, floors, and collars.

Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the Sub-Adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Asset Allocation Risk
Call Risk
Convertible Securities Risk
Credit Risk
Currency Risk
Debt Securities Risk
Depositary Receipts Risk
Derivatives Risk
Emerging Markets Risk
Equity Securities Risk
Foreign Investment Risk
Income Risk
Interest Rate Risk
Investment Style Risk
Leveraging Risk
Liquidity Risk
Manager Risk
Market and Company Risk
Market Capitalization Risk
Maturity Risk
Mortgage-Related Securities Risk
Other Investment Companies Risk
Over-the-Counter Investment Risk
Price Volatility Risk
Securities Lending Risk
Sovereign Debt Risk
U.S. Government Securities and Obligations Risk
Value Investing Risk

47

Description of the Portfolios (continued)

Please see “Summary of Principal Risks” following the “Description of the Portfolios” section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information (“SAI”).

Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the changes in the Portfolio’s performance from year to year, and the table compares the Portfolio’s performance to the performance of two broad measures of market performance and a composite index for the same period. The Portfolio’s past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s Class S shares’ (1999-2002) and Service 2 Class shares’ (2003-2008) performance from year to year. Class S shares’ performance has been adjusted to reflect the higher expenses of Service 2 Class shares.

Year-by-Year Total Returns(1)
(For the periods ended December 31 of each year)

Best and Worst Quarterly Returns during this Period:

Best:	2nd Quarter	2003:	10.53%
Worst:	4th Quarter	2008:	(12.12)%
48

Description of the Portfolios (continued)

The following table provides some indication of the risks of investing in the Portfolio by comparing the Portfolio’s Service 2 Class shares’ and Class S shares’ performance to those of two broad measures of market performance – the Standard & Poor’s 500® Composite Stock Price (“S&P 500®”) Index and the Barclays Capital U.S. Aggregate Bond (“BCAB”) Index (formerly, the Lehman Brothers U.S. Aggregate Bond Index) and a composite index consisting of 60% S&P 500® and 40% BCAB (“Composite”) Index. The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States. The BCAB Index is a widely recognized, unmanaged index of publicly issued fixed-rate U.S. government, investment grade, mortgage-backed and corporate debt securities. The BCAB Index and the Composite Index are included to provide additional comparison information. Class S shares’ performance has been adjusted to reflect the higher expenses of Service 2 Class shares. The indices do not reflect fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in the indices.

Average Annual Total Returns(1) (For the periods ended December 31, 2008)
	1 Year	5 Years	10 Years (or Life of Class)
Service 2 Class Return	(22.44)%	0.52%	3.05%(1)
S&P 500® Index	(37.00)%	(2.19)%	1.71%(2)
BCAB Index	5.24%	4.43%	4.48%(2)
Composite Index	(22.06)%	0.71%	3.23%(2)
Class S Return (adjusted)	(22.47)%	0.51%	3.17%
S&P 500® Index	(37.00)%	(2.19)%	(1.38)%
BCAB Index	5.24%	4.43%	5.63%
Composite Index	(22.06)%	0.71%	1.69%
(1)	Service 2 Class shares commenced operations on September 9, 2002. Class S shares are not offered in this Prospectus. If they had been offered, Service 2 Class shares would have had substantially similar annual returns as Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Service 2 Class shares have different expenses.
(2)	The index returns for the Service 2 Class shares are for the period beginning September 1, 2002.
49

Description of the Portfolios (continued)

ING MFS Utilities Portfolio

Sub-Adviser

Massachusetts Financial Services Company (“MFS”)

Investment Objective

Total return. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

The Sub-Adviser normally invests at least 80% of its net assets (plus borrowings for investment purposes) in securities of issuers in the utilities sector. The Portfolio will provide shareholders with at least 60 days’ prior notice of any change in this investment policy. The Sub-Adviser considers a company to be in the utilities sector if, at the time of investment, the Sub-Adviser determines that a substantial portion (i.e., at least 50%) of the company’s assets or revenues are derived from one or more utilities. Issuers in the utilities sector include issuers engaged in the manufacture, production, generation, transmission, sale or distribution of electric, gas or other types of energy, water or other sanitary services and issuers engaged in telecommunications, including telephone, cellular telephone, telegraph, satellite, microwave, cable television and other communications media (but not issuers engaged in public broadcasting).

The Sub-Adviser may invest the Portfolio’s assets in companies of any size. The Sub-Adviser may invest the Portfolio’s assets in U.S. and foreign securities, including emerging market securities. The Sub-Adviser primarily invests the Portfolio’s assets in equity securities, but may also invest in debt instruments, including lower quality debt instruments (commonly known as “junk bonds”). The Sub-Adviser primarily invests the portfolio’s investments in debt instruments in investment-grade debt instruments, but may also invest in lower quality debt instruments.

The Portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted by the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

The Sub-Adviser may use derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the Portfolio, or as alternatives to direct investments.

The Sub-Adviser uses a bottom-up investment approach in buying and selling investments for the Portfolio. Investments are selected primarily based on fundamental analysis of issuers or instruments in light of market, economic, political and regulatory conditions. Factors considered for equity securities may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered. Factors considered for debt instruments may include the instrument’s credit quality, collateral characteristics and indenture provisions and the issuer’s management ability, capital structure, leverage, and ability to meet its current obligations. Quantitative analysis of the structure of a debt instrument and its features may also be considered.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

Principal Investment Types

Equity Securities: Equity securities represent an ownership interest, or the right to acquire an ownership interest, in a company or other issuer. Different types of equity securities provide different voting and dividend rights and priorities in the event of bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, securities convertible into stocks, and depositary receipts for those securities.

Debt Instruments: Debt instruments represent obligations of corporations, governments and other entities to repay money borrowed. The issuer or borrower usually pays a fixed, variable or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the instrument. Some debt instruments, such as zero-coupon bonds or payment-in-kind bonds, do not pay current interest. Other debt instruments, such as certain mortgage-backed and other asset-backed securities, make periodic payments of interest and/or principal. Some debt instruments are partially or fully secured by collateral supporting the payment of interest and principal.

Lower Quality Debt Instruments: Lower quality debt instruments, commonly referred to as “high-yield securities” or “junk bonds,” are debt instruments of less than investment-grade quality.

Corporate Bonds: Corporate bonds are debt instruments issued by domestic or foreign corporations or similar entities.

50

Description of the Portfolios (continued) Derivatives: Derivatives are financial instruments whose value is based on the value of one or more underlying indicators or the difference between underlying indicators. Underlying indicators may include a security or other financial instrument, asset, currency, interest rate, credit rating, commodity, volatility measure, or index. Derivatives often involve a counterparty to the transaction. Derivatives include futures, forward contracts, options, structured securities, inverse floating rate instruments, swaps, caps, floors, and collars.

Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the Sub-Adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Call Risk
Convertible Securities Risk
Credit Risk
Currency Risk
Debt Securities Risk
Depositary Receipts Risk
Derivatives Risk
Emerging Markets Risk
Equity Securities Risk
Foreign Investment Risk
High Yield, Lower-Grade Debt Securities Risk
Industry Concentration Risk
Interest Rate Risk
Leveraging Risk
Liquidity Risk
Manager Risk
Market and Company Risk
Market Capitalization Risk
Maturity Risk
Mortgage-Related Securities Risk
Other Investment Companies Risk
Over-the-Counter Investment Risk
Price Volatility Risk
Sector Risk
Securities Lending Risk
U.S. Government Securities and Obligations Risk
Utilities Industry Risk

Please see “Summary of Principal Risks” following the “Description of the Portfolios” section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information (“SAI”).

Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the changes in the Portfolio’s performance from year to year, and the table compares the Portfolio’s performance to the performance of a broad measure of market performance for the same period. The Portfolio’s past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

51

Description of the Portfolios (continued)

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s Class S shares’ (2006) and Service 2 Class shares’ (2007-2008) performance from year to year. Class S shares’ performance has been adjusted to reflect the higher expenses of Service 2 Class shares.

Year-by-Year Total Returns(1)
(For the periods ended December 31 of each year)

Best and Worst Quarterly Returns during this Period:

Best:	4th Quarter	2006:	13.09%
Worst:	3rd Quarter	2008:	(24.03)%

The following table provides some indication of the risks of investing in the Portfolio by comparing the Portfolio’s Service 2 Class shares’ and Class S shares’ performance to that of a broad measure of market performance – the Standard & Poor’s 500® Utilities (“S&P 500® Utilities”) Index. The S&P 500® Utilities Index measures the performance of the utilities sector. Class S shares’ performance has been adjusted to reflect the higher expenses of Service 2 Class shares. The index does not reflect fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in the index.

Average Annual Total Returns(1) (For the periods ended December 31, 2008)
	1 Year	5 Years (or Life of Class)	10 Years
Service 2 Class Return	(37.71)%	(10.80)%(1)	N/A
S&P 500® Utilities Index	(28.98)%	(9.25)%(2)	N/A
Class S Return (adjusted)	(37.81)%	4.61%(1)	N/A
S&P 500® Utilities Index	(28.98)%	2.70%(2)	N/A
(1)	Service 2 Class shares commenced operations on December 29, 2006. Class S shares commenced operations on May 2, 2005. Class S shares are not offered in this Prospectus. If they had been offered, Service 2 Class shares would have had substantially similar annual returns as Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Service 2 Class shares have different expenses.
(2)	The index return for Service 2 Class shares is for the period beginning January 1, 2007. The index return for Class S shares is for the period beginning May 1, 2005.
52

Description of the Portfolios (continued)

ING Multi-Manager International Small Cap Portfolio

Sub-Adviser

Schroder Investment Management North America, Inc. (“Schroders”)
American Century Global Investment Management, Inc. (“American Century”)

Investment Objective

The Portfolio seeks maximum long-term capital appreciation. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

Under normal conditions, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in securities of small market capitalization companies. The Portfolio will provide shareholders with at least 60 days’ prior notice of any change in this investment policy. At least 65% of the Portfolio’s assets will normally be invested in companies located outside the United States, including emerging markets. The Portfolio may invest up to 35% of its total assets in U.S. issuers.

The Portfolio considers small-capitalization companies to be those that have a market capitalization, at the time of purchase, that fall within the range of companies in the S&P Developed Ex-U.S. Small Cap Index (“Index”) (as of December 31, 2008, between $9.8 million and $7.5 billion). The market capitalization of companies considered to be small-capitalization will change with market conditions. The Portfolio may hold both growth and value stocks and at times may favor one over the other based on available opportunities.

The Portfolio invests primarily in common stock or securities convertible into common stock of international issuers, but may invest from time to time in such instruments as forward currency contracts; futures contracts; other investment companies, including Exchange-Traded Funds (“ETFs”); rights; American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). The Portfolio may invest in companies located in countries with emerging securities markets when the Sub-Adviser believes they present attractive investment opportunities.

Schroders and American Century (“Sub-Advisers”) provide day-to-day management of the Portfolio. The Sub-Advisers act independently of each other and use their own methodology for selecting investments. DSL will determine the amount of Portfolio assets allocated to Schroders and American Century.

Schroders

Schroders employs a fundamental investment approach that considers macroeconomic factors while focusing primarily on company specific factors. The company specific factors include the company’s potential for long-term growth, financial condition, quality of management, and sensitivity to cyclical factors, as well as the relative value of the company’s securities compared with those of other companies and the market as a whole. In selecting investments for the Portfolio, Schroders considers, among other things, whether a company is likely to have above-average earnings growth, whether its securities are attractively valued, and whether the company has any proprietary advantages. Schroders generally sells a security when its market price approaches its estimate of fair value or when it identifies a significantly more attractive investment candidate.

American Century

The Portfolio’s assets will be invested primarily in equity securities of companies that are small- to medium-sized at the time of purchase and are located in foreign developed countries or emerging market countries. The portfolio managers look for stocks of companies they believe will increase in value over time, using an investment strategy developed by American Century. In implementing this strategy, the portfolio managers make their investment decisions based primarily on their analysis of individual companies, rather than on broad economic forecasts. Management of this portion of the Portfolio is based on the belief that, over the long term, stock price movements follow growth in earnings, revenues and/or cash flow. The portfolio managers use a variety of analytical research tools and techniques to identify the stocks of companies that meet their investment criteria. Under normal market conditions, this portion of the Portfolio will primarily consist of securities of companies whose earnings or revenues are not only growing, but growing at an accelerating pace.

Each Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may also lend portfolio securities on a short-term or long-term basis, up to 30% of its total assets.

53

Description of the Portfolios (continued) Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the Sub-Adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Convertible Securities Risk
Currency Risk
Depositary Receipts Risk
Derivatives Risk
Emerging Markets Risk
Equity Securities Risk
Foreign Investment Risk
Growth Investing Risk
Initial Public Offerings Risk
Investment Models Risk
Liquidity Risk
Manager Risk
Market and Company Risk
Market Trends Risk
Other Investment Companies Risk
Price Volatility Risk
Securities Lending Risk
Small-Capitalization Company Risk
Value Investing Risk

Please see “Summary of Principal Risks” following the “Description of the Portfolios” section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information (“SAI”).

Performance

Since the Portfolio did not have a full calendar year of operations as of December 31, 2008, there is no annual performance information included in this Prospectus. However, performance of a similarly managed fund and a composite of similarly managed accounts are presented in the sections entitled “Performance of Similar Accounts Managed by Schroders.”

54

Description of the Portfolios (continued)

ING Oppenheimer Main Street Portfolio®

Sub-Adviser

OppenheimerFunds, Inc. (“OppenheimerFunds”)

Investment Objective

Long-term growth of capital and future income. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

The Portfolio normally invests mainly in equity securities of U.S. companies of different capitalization ranges, presently focusing on large-capitalization issuers. Equity securities include common stocks, as well as “equity equivalents” such as preferred stocks and securities convertible into common stocks. The Portfolio may also invest in debt securities, such as bonds and debentures, but does not currently emphasize these investments. Equity securities include common stocks, as well as “equity equivalents” such as preferred stocks and securities convertible into common stocks.

In selecting securities to buy or sell for the Portfolio, the portfolio managers use an investment process that uses multi-factor quantitative models to rank more than 3,000 stocks on a daily basis. While the process may change over time or vary in particular cases, in general the selection process currently uses:

Multi-factor quantitative models: The Portfolio uses both “top down” and “bottom up” quantitative models.

  The “top down” market capitalization model seeks to predict the future market direction of the capitalization environment. The portfolio managers divide the domestic equity market into five market-capitalization segments and market capitalization exposure is managed using proprietary modeling that incorporates factors such as relative price momentum and reversals, relative valuations and measures of investors risk tolerance.
  The “bottom up” stock selection models seek to rank securities within each capitalization range in order of attractiveness. Over a hundred company-specific factors are analyzed in constructing the “bottom up” models, including valuation, profitability, quality, momentum, volatility and special effects. Different models are used for each of the different market capitalization segments. These models incorporate both macro-economic variables and seasoned effects to attempt to predict the performance of the company-specific factors.

The Portfolio is then constructed and continuously monitored based on the quantitative investment models. Security weightings are determined according to capitalization outlook, stock ranking and benchmark weighting. The Portfolio aims to maintain a broadly diversified portfolio that limits idiosyncratic company-specific risks and is scalable, efficient and adaptable.

The Portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted by the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

Pending Merger - On March 27, 2009, the Board approved a proposal to reorganize the Portfolio into ING RussellTM Large Cap Index Portfolio. If shareholder approval is obtained, it is expected that the reorganization will take place during the third quarter of 2009. Shareholders will be notified if the reorganization is not approved. After the reorganization you will hold shares of ING RussellTM Large Cap Index Portfolio. For more information regarding ING RussellTM Large Cap Index Portfolio, please contact a Shareholder Services representative at (800) 366-0066.

Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the Sub-Adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

55

Description of the Portfolios (continued)

Call Risk
Convertible Securities Risk
Debt Securities Risk
Equity Securities Risk
Investment Models Risk
Liquidity Risk
Manager Risk
Market and Company Risk
Market Capitalization Risk
Mid-Capitalization Company Risk
Other Investment Companies Risk
Securities Lending Risk
Small-Capitalization Company Risk

Please see “Summary of Principal Risks” following the “Description of the Portfolios” section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information (“SAI”).

Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the changes in the Portfolio’s performance from year to year, and the table compares the Portfolio’s performance to the performance of a broad measure of market performance for the same period. The Portfolio’s past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s Class S shares’ (1999-2002) and Service 2 Class shares’ (2003-2008) performance from year to year. Class S shares’ performance has been adjusted to reflect the higher expenses of Service 2 Class shares.

Year-by-Year Total Returns(1)(2)
(For the periods ended December 31 of each year)

Best and Worst Quarterly Returns during this Period:

Best:	4th Quarter	1999:	21.67%
Worst:	4th Quarter	2008:	(22.37)%
56

Description of the Portfolios (continued)

The following table provides some indication of the risks of investing in the Portfolio by comparing the Portfolio’s Service 2 Class and Class S shares’ performance to that of a broad measure of market performance – the Standard & Poor’s 500® Composite Stock Price (“S&P 500®”) Index. The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States. Class S shares’ performance has been adjusted to reflect the higher expenses of Service 2 Class shares. The index does not reflect fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in the index.

Average Annual Total Returns(1)(2) (For the periods ended December 31, 2008)
	1 Year	5 Years	10 Years (or Life of Class)
Service 2 Class Return	(38.80)%	(2.74)%	1.02%(1)
S&P 500® Index	(37.00)%	(2.19)%	1.71%(3)
Class S Return (adjusted)	(38.79)%	(2.75)%	(2.80)%
S&P 500® Index	(37.00)%	(2.19)%	(1.38)%
(1)	Service 2 Class shares commenced operations on September 9, 2002. Class S shares are not offered in this Prospectus. If they had been offered, Service 2 Class shares would have had substantially similar annual returns as Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Service 2 Class shares have different expenses.
(2)	OppenheimerFunds has managed the Portfolio since November 8, 2004. Prior to November 8, 2004, the Portfolio was managed by Massachusetts Financial Services Company, and had a different investment objective and principal investment strategies. Performance prior to November 8, 2004 is attributable to Massachusetts Financial Services Company.
(3)	The index return for the Service 2 Class shares is for the period beginning September 1, 2002.
57

Description of the Portfolios (continued)

ING PIMCO Total Return Bond Portfolio

Sub-Adviser

Pacific Investment Management Company LLC (“PIMCO”)

Investment Objective

Maximum total return, consistent with preservation of capital and prudent investment management. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets (plus borrowings for investment purposes) in a diversified portfolio of fixed-income instruments of varying maturities which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. The Portfolio will provide shareholders with at least 60 days’ prior notice of any change in this investment policy. The average portfolio duration of the Portfolio normally varies within two years (plus or minus) of the duration of the Barclays Capital U.S. Aggregate Bond Index.

The fixed-income instruments in which the Portfolio may invest include: securities issued or guaranteed by the U.S. government, its agencies or government-sponsored enterprises; corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper; mortgage-backed and other asset-backed securities; inflation-indexed bonds issued both by governments and corporations; structured notes, including hybrid or “indexed” securities and event-linked bonds; loan participations and assignments; delayed funding loans and revolving credit facilities; bank certificates of deposit, fixed-time deposits and bankers’ acceptances; repurchase agreements on fixed-income instruments and reverse repurchase agreements on fixed-income instruments; debt securities issued by state or local governments and their agencies, authorities and other government-sponsored enterprises; obligations of non-U.S. governments or their subdivisions, agencies and government sponsored enterprises; and obligations of international agencies or supranational entities. The Portfolio may invest in derivatives based on fixed-income instruments, such as forwards, options, futures contracts or swap agreements.

The Portfolio invests primarily in investment-grade debt securities, but may invest up to 10% of its total assets in high-yield securities (“junk bonds”) rated B or higher at the time of investment by Moody’s Investors Services, Inc., Standard & Poor’s Ratings Services or Fitch Ratings or, if unrated, are determined by the Sub-Adviser to be of comparable quality. The Portfolio may engage in short sales and may invest up to 10% of its total assets in preferred stocks. The Portfolio may invest up to 30% of its total assets in non-U.S. denominated securities and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. The Portfolio may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the Portfolio’s total assets.

The Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements or in mortgage- or asset-backed securities. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Portfolio consists of income earned on the Portfolio’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation or improving credit fundamentals for a particular sector or security.

The Portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted by the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder. The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective.

58

Description of the Portfolios (continued) Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the Sub-Adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Borrowing Risk
Call Risk
Convertible Securities Risk
Credit Derivatives Risk
Credit Risk
Currency Risk
Debt Securities Risk
Derivatives Risk
Emerging Markets Risk
Equity Securities Risk
Foreign Investment Risk
High-Yield, Lower-Grade Debt Securities Risk
Illiquid Securities Risk
Income Risk
Interest Rate Risk
Leveraging Risk
Liquidity Risk
Manager Risk
Market and Company Risk
Maturity Risk
Mortgage-Related Securities Risk
Other Investment Companies Risk
Portfolio Turnover Risk
Securities Lending Risk
Short Sales Risk
Sovereign Debt Securities Fisk
U.S. Government Securities and Obligations Risk
When Issued and Delayed Delivery Securities and Commitments Risk

Please see “Summary of Principal Risks” following the “Description of the Portfolios” section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information (“SAI”).

Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the changes in the Portfolio’s performance from year to year, and the table compares the Portfolio’s performance to the performance of a broad measure of market performance for the same period. The Portfolio’s past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

59

Description of the Portfolios (continued)

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s Class S shares’ (1999-2002) and Service 2 Class shares’ (2003-2008) performance from year to year. Class S shares’ performance has been adjusted to reflect the higher expenses of Service 2 Class shares.

Year-by-Year Total Returns(1)(2)
(For the periods ended December 31 of each year)

Best and Worst Quarterly Returns during this Period:

Best:	3rd Quarter	2001:	5.74%
Worst:	1st Quarter	1999:	(5.04)%

The following table provides some indication of the risks of investing in the Portfolio by comparing the Portfolio’s Service 2 Class shares’ and Class S shares’ performance to that of a broad measure of market performance – the U.S. Barclays Capital Aggregate Bond (“BCAB”) Index (formerly, the Lehman Brothers U.S. Aggregate Bond Index). The BCAB Index is a widely recognized, unmanaged index of publicly issued fixed-rate U.S. government, investment grade, mortgage-backed and corporate debt securities. Class S shares’ performance has been adjusted to reflect the higher expenses of Service 2 Class shares. The index does not reflect fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in the index.

Average Annual Total Returns(1)(2) (For the periods ended December 31, 2008)
	1 Year	5 Years	10 Years (or Life of Class)
Service 2 Class Return	4.02%	4.79%	4.99%(1)
BCAB Index	5.24%	4.65%	4.84%(3)
Class S Return (adjusted)	4.04%	4.77%	3.05%
BCAB Index	5.24%	4.65%	5.63%
(1)	Service 2 Class shares commenced operations on September 9, 2002. Class S shares are not offered in this Prospectus. If they had been offered, Service 2 Class shares would have had substantially similar annual returns as Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Service 2 Class shares have different expenses.
(2)	PIMCO has managed the Portfolio since May 1, 2001. Prior to May 1, 2001 the Portfolio had a different sub-adviser and different principal investment strategies.
(3)	The index return for the Service 2 Class shares is for the period beginning September 1, 2002.
^
60

Description of the Portfolios (continued)

ING Pioneer Mid Cap Value Portfolio

Sub-Adviser

Pioneer Investment Management, Inc. (“Pioneer”)

Investment Objective

Capital appreciation. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

The Portfolio normally invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of mid-size companies. The Portfolio will provide shareholders with at least 60 days’ prior written notice of any change in this investment policy. The Sub-Adviser defines mid-size companies as those companies whose market values, at the time of investment, do not exceed the greater of the market capitalization of the largest company within the Russell Midcap Value® Index or the 3-year rolling average of the market capitalization of the largest company within the Russell Midcap Value® Index as measured at the end of the preceding month, and are not less than the smallest company within the index. The Russell Midcap Value® Index measures the performance of U.S. mid-cap value stocks. The size of the companies in the index changes with market conditions and the composition of the index. The equity securities in which the Portfolio invests are common stocks, preferred stocks, depositary receipts, convertible debt and equity interests in real estate investment trusts (“REITs”). The Portfolio may invest up to 25% of its total assets in equity and debt securities of non-U.S. issuers.

The Portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted by the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

The Sub-Adviser uses a value approach to select the Portfolio’s investments. Using this investment style, the Portfolio seeks securities believed by the Sub-Adviser to be selling at substantial discounts to their underlying values and then holds these securities until the market values reflect their intrinsic values. The Sub-Adviser evaluates a security’s potential value, including the attractiveness of its market valuation, based on the company’s assets and prospects for earnings growth. In making that assessment, the Sub-Adviser employs due diligence and fundamental research, as well as an evaluation of the issuer based on its financial statements and operations, employing a bottom-up analytic style. The Sub-Adviser relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research. The Sub-Adviser focuses on the quality and price of individual issuers, not on economic sector or market-timing strategies. Factors the Sub-Adviser looks for in selecting investments include:

  favorable expected returns relative to perceived risk;
  management with demonstrated ability and commitment to the company;
  low market valuations relative to earnings forecast, book value, cash flow and sales;
  turnaround potential for companies that have been through difficult periods;
  estimated private market value in excess of current stock price. Private market value is the price an independent investor would pay to own the entire company; and
  issuer’s industry has strong fundamentals, such as increasing or sustainable demand and barriers to entry.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the Sub-Adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

61

Description of the Portfolios (continued)

Call Risk
Convertible Securities Risk
Debt Securities Risk
Depositary Receipts Risk
Derivatives Risk
Equity Securities Risk
Foreign Investment Risk
Liquidity Risk
Manager Risk
Market and Company Risk
Market Capitalization Risk
Mid-Capitalization Company Risk
Other Investment Companies Risk
Real Estate Investment Trusts Risk
Securities Lending Risk
Value Investing Risk

Please see “Summary of Principal Risks” following the “Description of the Portfolios” section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information (“SAI”).

Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the changes in the Portfolio’s performance from year to year, and the table compares the Portfolio’s performance to the performance of a broad measure of market performance for the same period. The Portfolio’s past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

62

Description of the Portfolios (continued)

The bar chart below provides some indication of the risks of investing in the Portfolio by showing the Portfolio’s Class S shares’ (2006) and Service 2 Class shares’ (2007-2008) performance from year to year. Class S shares’ performance has been adjusted to reflect the higher expenses of Service 2 Class shares.

Year-by-Year Total Returns(1)
(For the periods ended December 31 of each year)

Best and Worst Quarterly Returns during this Period:

Best:	2nd Quarter	2007:	8.18%
Worst:	4th Quarter	2008:	(20.97)%

The following table provides some indication of the risks of investing in the Portfolio by comparing the Portfolio’s Class S shares’ performance to that of a broad measure of market performance – the Russell Midcap® Value Index. The Russell Midcap® Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000® Value Index. Class S shares’ performance has been adjusted to reflect the higher expenses of the Service 2 Class shares. The index does not reflect fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in the index.

Average Annual Total Returns(1) (For the periods ended December 31, 2008)
	1 Year	5 Years (or Life of Class)	10 Years
Service 2 Class Return	(33.38)%	(16.20)%(1)	N/A
Russell Midcap® Value Index	(38.44)%	(22.10)%(2)	N/A
Class S Return (adjusted)	(33.22)%	(3.83)%(1)	N/A
Russell Midcap® Value Index	(38.44)%	(4.72)%(2)	N/A
(1)	Service 2 Class shares commenced operations on December 29, 2006. Class S shares commenced operations on April 29, 2005.
(2)	The index return for Service 2 Class shares is for the period beginning January 1, 2007. The index return for Class S shares is for the period beginning May 1, 2005.
63

Description of the Portfolios (continued)

ING Templeton Global Growth Portfolio

Sub-Adviser

Templeton Global Advisors Limited (“Templeton Global Advisors”)

Investment Objective

Capital appreciation. Current income is only an incidental consideration. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

Under normal market conditions, the Portfolio invests primarily in equity securities of companies located in a number of different countries anywhere in the world, including emerging markets. Common stocks, preferred stocks and convertible securities are examples of equity securities in which the Portfolio may invest. Convertible securities have characteristics of both debt securities (which is generally the form in which they are first issued) and equity securities (which is what they can be converted into). The Portfolio also invests in depositary receipts. The Portfolio may invest up to 25% of its total assets in debt securities of companies and governments located anywhere in the world.

The Portfolio may use various derivative strategies, such as option or swap agreements, among others, to seek to protect its assets, implement a cash or tax management strategy or enhance its returns. The Portfolio may invest up to 5% of its total assets in options and swap agreements. With derivatives, the Sub-Adviser attempts to predict whether an underlying investment will increase or decrease in value at some future time. The Sub-Adviser considers various factors, such as availability and cost, in deciding whether to use a particular instrument or strategy.

When choosing equity investments for the Portfolio, the Sub-Adviser applies a “bottom up,” value-oriented, long-term approach, focusing on the market price of a company’s securities relative to the Sub-Adviser’s evaluation of the company’s long-term earnings, asset value and cash flow potential. The Sub-Adviser also considers a company’s price/earnings ratio, price/cash flow ratio, profit margins and liquidation value.

The Portfolio may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended and the rules, regulations and exemptive orders thereunder.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the Sub-Adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Call Risk
Convertible Securities Risk
Currency Risk
Debt Securities Risk
Depositary Receipts Risk
Derivatives Risk
Emerging Markets Risk
Equity Securities Risk
Foreign Investment Risk
Liquidity Risk
Manager Risk
Market and Company Risk
Other Investment Companies
Securities Lending Risk
Sovereign Debt Risk
Value Investing Risk

Please see “Summary of Principal Risks” following the “Description of the Portfolios” section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information (“SAI”).

64

Description of the Portfolios (continued) Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the changes in the Portfolio’s performance from year to year, and the table compares the Portfolio’s performance to the performance of a broad measure of market performance for the same period. The Portfolio’s past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s Class S shares’ (1999-2002) and Service 2 Class shares’ (2003-2008) performance from year to year. Class S shares’ performance has been adjusted to reflect the higher expenses of Service 2 Class shares.

Year-by-Year Total Returns(1)(2)
(For the periods ended December 31 of each year)

Best and Worst Quarterly Returns during this Period:

Best:	4th Quarter	1999:	47.65%
Worst:	4th Quarter	2008:	(20.74)%
65

Description of the Portfolios (continued)

The following table provides some indication of the risks of investing in the Portfolio by comparing the Portfolio’s Service 2 Class shares’ and Class S shares’ performance to that of a broad measure of market performance – the Morgan Stanley Capital International World (“MSCI World”) IndexSM. The MSCI World IndexSM is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the United States, Europe, Canada, Australia, New Zealand and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in the index.

Average Annual Total Returns(1)(2) (For the periods ended December 31, 2008)
	1 Year	5 Years	10 Years (or Life of Class)
Service 2 Class Return	(39.77)%	(1.85)%	3.97%(1)
MSCI World IndexSM	(40.71)%	(0.51)%	3.49%(3)
Class S Return (adjusted)	(39.78)%	(1.84)%	1.93%
MSCI World IndexSM	(40.71)%	(0.51)%	(0.64)%
(1)	Service 2 Class shares commenced operations on September 9, 2002. Class S shares are not offered in this Prospectus. If they had been offered, Service 2 Class shares would have had substantially similar annual returns as Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Service 2 Class shares have different expenses.
(2)	Templeton Global Advisors has managed the Portfolio since December 5, 2005. Prior to December 5, 2005, the Portfolio was managed by Capital Guardian Trust Company and had different principal investment strategies. Capital Guardian Trust Company managed the Portfolio from February 1, 2000 through December 2, 2005. Performance prior to February 1, 2000 is attributable to a different sub-adviser.
(3)	The index return for Service 2 Class shares is for the period beginning September 1, 2002.
66

Description of the Portfolios (continued)

ING T. Rowe Price Capital Appreciation Portfolio

Sub-Adviser

T. Rowe Price Associates, Inc. (“T. Rowe Price”)

Investment Objective

Over the long-term, a high total investment return, consistent with the preservation of capital and with prudent investment risk. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

The Portfolio pursues an active asset allocation strategy whereby investments are allocated among three asset classes – equity securities, debt securities and money market instruments. The Portfolio invests primarily in the common stocks of established U.S. companies the Sub-Adviser believes to have above-average potential for capital growth. Common stocks typically comprise at least half of the Portfolio’s total assets. The remaining assets are generally invested in other securities, including convertibles, warrants, preferred stocks, corporate and government debt, futures and options, in keeping with the Portfolio’s investment objective. The Portfolio may invest up to 25% of its net assets in foreign equity securities. The Portfolio may also invest in shares of the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund, internally managed money market funds of T. Rowe Price.

The Portfolio’s common stocks generally fall into one of two categories:

  the larger category is composed of long-term core holdings whose purchase prices, when bought, are considered low in terms of company assets, earnings, or other factors; and
  the smaller category is composed of opportunistic investments whose prices are expected by the Sub-Adviser to rise in the short-term but not necessarily over the long-term.

Since the Sub-Adviser attempts to prevent losses as well as achieve gains, it typically uses a value approach in selecting investments. Its in-house research team seeks to identify companies that seem undervalued by various measures, such as price/book value, and may be temporarily out of favor, but have good prospects for capital appreciation. The Sub-Adviser may establish relatively large positions in companies it finds particularly attractive.

The Portfolio’s approach differs from that of many other stock funds. The Sub-Adviser works as hard to reduce risk as to maximize gains and may seek to realize gains rather than lose them in market declines. In addition, the Sub-Adviser searches for the best risk/reward values among all types of securities. The portion of the Portfolio invested in a particular type of security, such as common stocks, results largely from case-by-case investment decisions, and the size of the Portfolio’s cash reserve may reflect the Sub-Adviser’s ability to find companies that meet valuation criteria rather than its market outlook.

Futures and options may be bought or sold for any number of reasons, including: to manage the Portfolio’s exposure to changes in securities prices and foreign currencies; as an efficient means of adjusting the Portfolio’s overall exposure to certain markets; as a cash management tool; to enhance income; and to protect the value of portfolio securities. Call and put options may be purchased or sold on securities, financial indices, and foreign currencies. Investments in futures and options are subject to additional volatility and potential losses.

In pursuing its investment objective, the Sub-Adviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Sub-Adviser believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

The Portfolio may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended and the rules, regulations and exemptive orders thereunder.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

Debt Securities. Debt securities and convertible bonds may often constitute a significant portion of the Portfolio’s overall investment portfolio. These securities may be purchased to gain additional exposure to a company or for their income or other features. Investments in a company may also be made through privately negotiated notes or loans, including loan participations and assignments. The Portfolio may purchase debt securities of any maturity and credit
67

Description of the Portfolios (continued) quality. The Sub-Adviser may invest up to 15% of the Portfolio’s assets in debt securities that are rated below investment-grade or, if not rated, of equivalent quality and restricted securities. There is no limit on the Portfolio’s investments in convertible securities. For a description of bond ratings, please refer to the Statement of Additional Information.

Money Market Instruments. If there are remaining assets available for investment, the Sub-Adviser may invest the balance in any of the following money market instruments with remaining maturities not exceeding one year:

(1)	shares of the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund, internally managed money market funds of T. Rowe Price;
(2)	U.S. government obligations;
(3)	negotiable certificates of deposit, bankers’ acceptances and fixed-time deposits and other obligations of domestic banks that have more than $1 billion in assets and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation;
(4)	commercial paper rated at the date of purchase in the two highest rating categories by at least one rating agency;
(5)	repurchase agreements; and
(6)	U.S dollar and non-U.S. dollar currencies.

The Portfolio may borrow securities.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the Sub-Adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Asset Allocation Risk
Borrowing Risk
Call Risk
Convertible Securities Risk
Credit Risk
Currency Risk
Debt Securities Risk
Derivatives Risk
Equity Securities Risk
Foreign Investment Risk
Growth Investing Risk
High-Yield, Lower-Grade Debt Securities Risk
Income Risk
Interest Rate Risk
Leveraging Risk
Liquidity Risk
Manager Risk
Market and Company Risk
Maturity Risk
Other Investment Companies Risk
Restricted and Illiquid Securities Risk
Securities Lending Risk
Special Situations Risk
U.S. Government Securities and Obligations Risk
Value Investing Risk

Please see “Summary of Principal Risks” following the “Description of the Portfolios” section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information (“SAI”).

68

Description of the Portfolios (continued) Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the changes in the Portfolio’s performance from year to year, and the table compares the Portfolio’s performance to the performance of two broad measures of market performance and a composite index for the same period. The Portfolio’s past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s Class S shares’ (1999-2002) and Service 2 Class shares’ (2003-2008) performance from year to year. Class S shares’ performance has been adjusted to reflect the higher expenses of Service 2 Class shares.

Year-by-Year Total Returns(1)
(For the periods ended December 31 of each year)

Best and Worst Quarterly Returns during this Period:

Best:	2nd Quarter	2003:	12.52%
Worst:	4th Quarter	2008:	(19.12)%
69

Description of the Portfolios (continued)

The following table provides some indication of the risks of investing in the Portfolio by comparing the Portfolio’s Service 2 Class shares’ and Class S shares’ performance to those of two broad measures of market performance – the Standard & Poor’s 500® Composite Stock Price (“S&P 500®”) Index and the Barclays Capital U.S. Government/Credit Bond Index (formerly, the Lehman Brothers U.S. Government/Credit Bond Index) and a composite index – consisting of 60% S&P 500® Index and 40% Barclays Capital U.S. Government/Credit Bond Index (“60% S&P 500®/40% Barclays”) Index. The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States. The Barclays Capital U.S. Government/Credit Bond Index is a broad market weighted index which encompasses U.S. Treasury and Agency securities, corporate investment grade bonds and mortgage-backed securities. The Barclays Capital U.S. Government/Credit Bond Index and the 60% S&P 500®/40% Barclays Capital U.S. Government/Credit Bond Index are included to provide additional comparison information. Class S shares’ performance has been adjusted to reflect the higher expenses of Service 2 Class shares. The indices do not reflect fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in the indices.

Average Annual Total Returns(1) (For the periods ended December 31, 2008)
	1 Year	5 Years	10 Years (or Life of Class)
Service 2 Class Shares	(27.64)%	1.59%	5.07%(1)
S&P 500® Index	(37.00)%	(2.19)%	1.71%(2)
Barclays Capital U.S. Government/Credit Bond Index	5.70%	4.64%	5.03%(2)
60% S&P 500®/40% Barclays Capital U.S. Government/Credit Bond Index	(21.91)%	0.72%	3.33%(2)
Class S Shares (adjusted)	(27.62)%	1.59%	6.85%
S&P 500® Index	(37.00)%	(2.19)%	(1.38)%
Barclays Capital U.S. Government/Credit Bond Index	5.70%	4.64%	5.64%
60% S&P 500®/40% Barclays Capital U.S. Government/Credit Bond Index	(21.91)%	0.72%	1.70%
(1)	Service 2 Class shares commenced operations on September 9, 2002. Class S shares are not offered in this Prospectus. If they had been offered, Service 2 Class shares would have had substantially similar annual returns as Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Service 2 Class shares have different expenses.
(2)	The index returns for the Service 2 Class shares are for the period beginning September 1, 2002.
70

Description of the Portfolios (continued)

ING T. Rowe Price Equity Income Portfolio

Sub-Adviser

T. Rowe Price Associates, Inc. (“T. Rowe Price”)

Investment Objective

Substantial dividend income as well as long-term growth of capital. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

The Portfolio normally invests at least 80% of its net assets (plus borrowings for investment purposes) in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends.

The Sub-Adviser typically employs a “value” approach in selecting investments. The Sub-Adviser’s in-house research team seeks companies that appear to be undervalued by various measures and may be temporarily out of favor, but have good prospects for capital appreciation and dividend growth.

In selecting investments, the Sub-Adviser generally looks for companies with the following:

  an established operating history;
  above-average dividend yield relative to the Standard & Poor’s 500® Composite Stock Price (“S&P 500®”) Index;
  low price/earnings ratio relative to the S&P 500® Index;
  a sound balance sheet and other positive financial characteristics; and
  low stock price relative to a company’s underlying value as measured by assets, cash flow or business franchises.

While most of the Portfolio’s assets will be invested in U.S. common stocks, it may also invest in other securities, including convertible securities, warrants, preferred stocks, foreign securities, debt securities, including high-yield debt securities and futures and options in keeping with its objectives. Investments in a company may also be made through a privately negotiated note or loan, including loan participations and assignments. Under normal market conditions, substantial dividend income means that yield on the Portfolio’s portfolio securities generally exceeds the yield on the Portfolio’s benchmark. In pursuing its investment objective, the Sub-Adviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Sub-Adviser believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities. The Portfolio may also invest in shares of the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund, internally managed money market funds of T. Rowe Price. The Portfolio may also invest in U.S. and foreign dollar-denominated money market securities and U.S. dollar and non-U.S. dollar currencies.

The Portfolio may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended and the rules, regulations and exemptive orders thereunder.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the Sub-Adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Call Risk
Convertible Securities Risk
Currency Risk
Debt Securities Risk
Derivatives Risk
Equity Securities Risk
Foreign Investment Risk
High-Yield, Lower-Grade Debt Securities Risk
71

Description of the Portfolios (continued) Interest Rate Risk
Liquidity Risk
Manager Risk
Market and Company Risk
Other Investment Companies Risk
Securities Lending Risk
Special Situations Risk
Value Investing Risk

The Portfolio’s emphasis on stocks of established companies paying high dividends and its potential investments in fixed-income securities may limit its potential for appreciation in a broad market advance. Such securities may also be hurt when interest rates rise sharply. Also, a company in which the Portfolio invests may reduce or eliminate its dividend.

Please see “Summary of Principal Risks” following the “Description of the Portfolios” section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information (“SAI”).

Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the changes in the Portfolio’s performance from year to year, and the table compares the Portfolio’s performance to the performance of a broad measure of market performance for the same period. The Portfolio’s past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s Class S shares’ (1999-2002) and Service 2 Class shares’ (2003-2008) performance from year to year. Class S shares’ performance has been adjusted to reflect the higher expenses of Service 2 Class shares.

Year-by-Year Total Returns(1)(2)
(For the periods ended December 31 of each year)

Best and Worst Quarterly Returns during this Period:

Best:	2nd Quarter	2003:	16.68%
Worst:	4th Quarter	2008:	(21.98)%
72

Description of the Portfolios (continued)

The following table provides some indication of the risks of investing in the Portfolio by comparing the Portfolio’s Service 2 Class shares’ and Class S shares’ performance to that of a broad measure of market performance – the Standard & Poor’s 500® Composite Stock Price (“S&P 500®”) Index. The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States. Class S shares’ performance has been adjusted to reflect the higher expenses of Service 2 Class shares. The index does not reflect fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in the index.

Average Annual Total Returns(1)(2) (For the periods ended December 31, 2008)
	1 Year	5 Years	10 Years (or Life of Class)
Service 2 Class Return	(35.76)%	(1.33)%	2.47%(1)
S&P 500® Index	(37.00)%	(2.19)%	1.71%(3)
Class S Return (adjusted)	(35.80)%	(1.34)%	1.37%
S&P 500® Index	(37.00)%	(2.19)%	(1.38)%
(1)	Service 2 Class shares commenced operations on September 9, 2002. Class S shares are not offered in this Prospectus. If they had been offered, Service 2 Class shares would have had substantially similar annual returns as Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Service 2 Class shares have different expenses.
(2)	T. Rowe Price has managed the Portfolio since March 1, 1999. Performance prior to March 1, 1999 is attributable to a different sub-adviser.
(3)	The index return for Service 2 Class shares is for the period beginning September 1, 2002.
^
73

Description of the Portfolios (continued)

ING Van Kampen Capital Growth Portfolio

Sub-Adviser

Van Kampen

Investment Objective

Long-term capital appreciation. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

Under normal circumstances, at least 80% of the net assets (plus borrowings for investment purposes) of the Portfolio will be invested in equity securities. Effective July 15, 2009 the Portfolio will invest primarily (at least 65% of its assets) in growth-oriented companies. The Portfolio may invest up to 25% of its assets in foreign securities, including emerging market securities. The Sub-Adviser emphasizes a bottom-up stock selection process, seeking attractive growth investment on an individual company basis. In selecting securities for investment, the Sub-Adviser seeks those companies with the potential for strong free cash flow and compelling business strategies.

Investments in growth-oriented equity securities may have above-average volatility of price movement. Because prices of equity securities fluctuate, the value of an investment in the Portfolio will vary based upon the Portfolio’s investment performance. The Portfolio attempts to reduce overall exposure to risk by adhering to a disciplined program of intensive research, careful security selection and the continual monitoring of the Portfolio’s investments.

The Sub-Adviser seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The Sub-Adviser typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and attractive risk/reward. The Sub-Adviser generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

The Portfolio may invest up to 10% of its total assets in Real Estate Investment Trusts (“REITs”). In anticipation of, or in response to, adverse market conditions or for cash management purposes, the Portfolio may purchase and sell certain derivative instruments, such as options, futures and options on futures.

The Portfolio may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended and the rules, regulations and exemptive orders thereunder.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

Pending Merger - On March 27, 2009, the Board approved a proposal to reorganize the Portfolio into ING RussellTM Large Cap Growth Index Portfolio. If shareholder approval is obtained, it is expected that the reorganization will take place during the third quarter of 2009. Shareholders will be notified if the reorganization is not approved. After the reorganization you will hold shares of ING RussellTM Large Cap Growth Index Portfolio. For more information regarding ING RussellTM Large Cap Growth Index Portfolio, please contact a Shareholder Services representative at (800) 366-0066.

Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the Sub-Adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Currency Risk
Derivatives Risk
Emerging Markets Risk
Equity Securities Risk
Foreign Investment Risk
Growth Investing Risk
Liquidity Risk
Manager Risk
Market and Company Risk
Other Investment Companies Risk
Real Estate Investment Trusts Risk
Securities Lending Risk

74

Description of the Portfolios (continued)

Please see “Summary of Principal Risks” following the “Description of the Portfolios” section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information (“SAI”).

Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the changes in the Portfolio’s performance from year to year, and the table compares the Portfolio’s performance to the performance of a broad measure of market performance for the same period. The Portfolio’s past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing the Portfolio’s Service 2 Class shares’ performance from year to year.

Year-by-Year Total Returns(1)(2)
(For the periods ended December 31 of each year)

Best and Worst Quarterly Returns during this Period:

Best:	2nd Quarter	2003:	12.14%
Worst:	4th Quarter	2008:	(28.66)%
75

Description of the Portfolios (continued)

The following table provides some indication of the risks of investing in the Portfolio by comparing the Portfolio’s Service 2 Class shares’ performance to that of a broad measure of market performance – the Russell 1000® Growth Index. The Russell 1000® Growth Index measures the performance of those companies in the Russell 3000® Index with higher than average price-to-book ratios and higher forecasted growth values. The index does not reflect fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in the index.

Average Annual Total Returns(1)(2) (For the periods ended December 31, 2008)
	1 Year	5 Years	10 Years (or Life of Class)
Service 2 Class Return	(49.35)%	(4.75)%	(0.85)%(1)
Russell 1000® Growth Index	(38.44)%	(3.42)%	0.73%(3)
(1)	Service 2 Class shares commenced operations on September 9, 2002.
(2)	On April 30, 2007, the Portfolio changed its name from ING Van Kampen Equity Growth Portfolio to ING Van Kampen Capital Growth Portfolio.
(3)	The index return for Service 2 Class shares is for the period beginning September 1, 2002.
76

Description of the Portfolios (continued)

ING Van Kampen Global Franchise Portfolio

Sub-Adviser

Van Kampen

Investment Objective

Long-term capital appreciation. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

The Sub-Adviser seeks long-term capital appreciation by investing primarily in equity securities of issuers located throughout the world that it believes have, among other things, resilient business franchises and growth potential. The Portfolio may invest in securities of companies of any size. The Sub-Adviser emphasizes individual stock selection and seeks to identify undervalued securities of issuers located throughout the world, including both developed and emerging market countries. Under normal market conditions, the Portfolio invests at least 65% of its total assets in securities of issuers from a number of different countries, including the United States.

The Sub-Adviser seeks to invest in companies that it believes have resilient business franchises, strong cash flows, modest capital requirements, capable managements and growth potential. Securities are selected on a global basis with a strong bias towards value. The franchise focus of the Portfolio is based on the Sub-Adviser’s belief that the intangible assets underlying a strong business franchise (such as patents, copyrights, brand names, licenses or distribution methods) are difficult to create or to replicate and that carefully selected franchise companies can yield above-average potential for long-term capital appreciation.

The Sub-Adviser relies on its research capabilities, analytical resources and judgment to identify and monitor franchise businesses meeting its investment criteria. The Sub-Adviser believes that the number of issuers with strong business franchises meeting its criteria may be limited, and accordingly, the Portfolio may concentrate its holdings in a relatively small number of companies. The Sub-Adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria or that replacing the holding with another investment should improve the Portfolio’s valuation and/or quality.

The Portfolio may also invest in derivatives for hedging current and other risks for potential gains. Such derivatives may include forward contracts, futures contracts, options, swaps and structured notes. The Portfolio is non-diversified, which means that it may invest in securities of a limited number of issuers, and, when compared with other funds, may invest a greater portion of its assets in a particular issuer.

The Portfolio may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended and the rules, regulations and exemptive orders thereunder.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the Sub-Adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Currency Risk
Derivatives Risk
Diversification Risk
Emerging Markets Risk
Equity Securities Risk
Foreign Investment Risk
Liquidity Risk
Manager Risk
Market and Company Risk
Market Capitalization Risk
Mid-Capitalization Company Risk
Other Investment Companies
Securities Lending Risk
Small-Capitalization Company Risk
Value Investing Risk

Please see “Summary of Principal Risks” following the “Description of the Portfolios” section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does
77

Description of the Portfolios (continued) not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information (“SAI”).

Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the changes in the Portfolio’s performance from year to year, and the table compares the Portfolio’s performance to the performance of a broad measure of market performance for the same period. The Portfolio’s past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing the Portfolio’s Service 2 Class shares’ performance from year to year.

Year-by-Year Total Returns(1)
(For the periods ended December 31 of each year)

Best and Worst Quarterly Returns during this Period:

Best:	4th Quarter	2003:	15.35%
Worst:	4th Quarter	2008:	(12.94)%
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Description of the Portfolios (continued)

The following table provides some indication of the risks of investing in the Portfolio by comparing the Portfolio’s Service 2 Class shares’ performance to that of a broad measure of market performance – the Morgan Stanley Capital International World (“MSCI World”) IndexSM. The MSCI World IndexSM is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the United States, Europe, Canada, Australia, New Zealand and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in the index.

Average Annual Total Returns(1) (For the periods ended December 31, 2008)
	1 Year	5 Years	10 Years (or Life of Class)
Service 2 Class Return	(28.66)%	3.44%	5.78%(1)
MSCI World IndexSM	(40.71)%	(0.51)%	3.49%(2)
(1)	Service 2 Class shares commenced operations on September 9, 2002.
(2)	The index return is for the period beginning September 1, 2002.
79

Description of the Portfolios (continued)

ING Van Kampen Growth and Income Portfolio

Sub-Adviser

Van Kampen

Investment Objective

Long-term growth of capital and income. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

Under normal market conditions, the Sub-Adviser seeks to achieve the Portfolio’s investment objective by investing primarily in what it believes to be income-producing equity securities, including common stocks and convertible securities; although investments are also made in non-convertible preferred stocks and debt securities rated “investment grade,” which are securities rated within the four highest grades assigned by Standard & Poor’s Ratings Services or by Moody’s Investors Service, Inc. A more complete description of security ratings is contained in the Statement of Additional Information.

In selecting securities for investment, the Portfolio focuses primarily on the security’s potential for growth of capital and income. Although the Portfolio may invest in companies of any size, the Sub-Adviser may focus on larger capitalization companies which it believes possess characteristics for improved valuation. Portfolio securities are typically sold when the assessments of the Sub-Adviser indicate that it is desirable to do so. The Portfolio may invest up to 15% of its total assets in real estate investment trusts and up to 25% of its total assets in securities of foreign issuers. The Portfolio may purchase and sell certain derivative instruments, such as options, futures and options on futures, for various portfolio management purposes.

The Portfolio may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended and the rules, regulations and exemptive orders thereunder.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the Sub-Adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Call Risk
Convertible Securities Risk
Debt Securities Risk
Derivatives Risk
Equity Securities Risk
Foreign Investment Risk
Growth Investing Risk
Liquidity Risk
Manager Risk
Market and Company Risk
Market Capitalization Risk
Mid-Capitalization Company Risk
Other Investment Companies
Real Estate Investment Trusts Risk
Securities Lending Risk
Small-Capitalization Company Risk

Please see “Summary of Principal Risks” following the “Description of the Portfolios” section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information (“SAI”).

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Description of the Portfolios (continued) Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the changes in the Portfolio’s performance from year to year, and the table compares the Portfolio’s performance to the performance of a broad measure of market performance for the same period. The Portfolio’s past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s Class S shares’ (1999-2002) and Service 2 Class shares’ (2003-2008) performance from year to year. Class S shares’ performance has been adjusted to reflect the higher expenses of Service 2 Class shares.

Year-by-Year Total Returns(1)(2)
(For the periods ended December 31 of each year)

Best and Worst Quarterly Returns during this Period:

Best:	2nd Quarter	2003:	16.19%
Worst:	4th Quarter	2008:	(19.60)%
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Description of the Portfolios (continued)

The following table provides some indication of the risks of investing in the Portfolio by comparing the Portfolio’s Service 2 Class shares’ and Class S shares’ performance to that of a broad measure of market performance – the Russell 1000® Value Index. The Russell 1000® Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Class S shares’ performance has been adjusted to reflect the higher expenses of Service 2 Class shares. The index does not reflect fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in the index.

Average Annual Total Returns(1)(2) (For the periods ended December 31, 2008)
	1 Year	5 Years	10 Years (or Life of Class)
Service 2 Class Return	(32.36)%	0.09%	3.89%(1)
Russell 1000® Value Index	(36.85)%	(0.79)%	3.10%(3)
Class S Return (adjusted)	(32.37)%	0.09%	0.83%
Russell 1000® Value Index	(36.85)%	(0.79)%	1.36%
(1)	Service 2 Class shares commenced operations on September 9, 2002. Class S shares are not offered in this Prospectus. If they had been offered, Service 2 Class shares would have had substantially similar annual returns as Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Service 2 Class shares have different expenses.
(2)	Van Kampen has managed the Portfolio since January 30, 2002. Performance prior to January 30, 2002 is attributable to a different sub-adviser.
(3)	The index returns for Service 2 Class shares is for the period beginning September 1, 2002.
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Portfolio Fees and Expenses

The table that follows shows the estimated operating expenses paid each year by the Service 2 Class shares of the Portfolios. These estimated expenses are based on the expenses paid by the Portfolios in the fiscal year ended December 31, 2008 or, for new Portfolios, are estimated. Actual expenses paid by the Portfolios may vary from year to year.

Your Variable Contract or Qualified Plan is a contract between you and the issuing life insurance company or plan provider. The Trust and the Portfolios are not parties to your Variable Contract or Qualified Plan, but are merely investment options made available to you by your insurance company or plan provider under your Variable Contract or Qualified Plan. The fees and expenses of the Portfolios are not fixed or specified under the terms of your Variable Contract or Qualified Plan. The table does not reflect fees or expenses that are, or may be, imposed under your Variable Contract or Qualified Plan. For information on these charges, please refer to the applicable Variable Contract prospectus, prospectus summary or disclosure statement. If you hold shares of a Portfolio that were purchased through an investment in a Qualified Plan, you should consult the plan administrator for information regarding additional expenses that may be assessed in connection with your plan.

Shareholder Transaction Expenses (fees you pay directly from your investment). Not Applicable.

Service 2 Class Shares
Annual Portfolio Operating Expenses(1)
(as a percentage of average daily net assets)

Portfolio	Management Fee	Distribution (12b-1) and Shareholder Services Fees(2)	Other Expenses	Acquired Fund Fees and Expenses(3)	Total Operating Expenses	Waivers, Reimbursements, and Recoupments(4)	Net Operating Expenses
ING AllianceBernstein Mid Cap Growth(5)	0.77%	0.50%	0.01%	0.00%(6)	1.28%	(0.10)%	1.18%(7)
ING Artio Foreign(5)	0.87%	0.50%	0.00%	0.03%	1.40%(8)	(0.10)%	1.30%
ING BlackRock Large Cap Growth(5)	0.80%	0.50%	0.01%	0.00%(6)	1.31%	(0.10)%	1.21%
ING Clarion Global Real Estate	0.79%	0.50%	0.18%(9)	0.00%(6)	1.47%	(0.17)%(10)	1.30%
ING Evergreen Health Sciences(5)	0.75%	0.50%	0.00%	0.01%	1.26%(8)	(0.10)%	1.16%(7)
ING Evergreen Omega(5)	0.60%	0.50%	0.00%	0.00%(6)	1.10%	(0.10)%	1.00%(7)
ING FMRSM Diversified Mid Cap(5)	0.63%	0.50%	0.01%	0.00%(6)	1.14%	(0.10)%	1.04%
ING Franklin Income	0.64%	0.50%	0.14%(9)	N/A	1.28%	(0.14)%	1.14%
ING Global Resources(5)	0.64%	0.50%	0.00%	0.00%(6)	1.14%	(0.10)%	1.04%
ING Janus Contrarian(5)	0.74%	0.50%	0.01%	N/A	1.25%	(0.10)%	1.15%(7)
ING JPMorgan Emerging Markets Equity(5)	1.25%	0.50%	0.00%	N/A	1.75%	(0.10)%	1.65%
ING Liquid Assets(5)	0.26%	0.50%	0.02%	N/A	0.78%	(0.10)%	0.68%
ING Marsico Growth(5)	0.77%	0.50%	0.01%	0.00%(6)	1.28%	(0.10)%	1.18%
ING Marsico International Opportunities	0.54%	0.50%	0.20%(9)	0.00%(6)	1.24%	(0.14)%	1.10%
ING MFS Total Return(5)	0.66%	0.50%	0.00%	N/A	1.16%	(0.10)%	1.06%(7)
ING MFS Utilities	0.60%	0.50%	0.18%(9)	N/A	1.28%	(0.10)%	1.18%(7)
ING Multi-Manager International Small Cap	1.00%	0.50%	0.41%(9)(11)	N/A	1.91%(11)	(0.29)%	1.62% (12)
ING Oppenheimer Main Street®(5)	0.66%	0.50%	0.00%	0.00%(6)	1.16%	(0.10)%	1.06%
ING PIMCO Total Return Bond(5)	0.56%	0.50%	0.00%	N/A	1.06%	(0.10)%(10)	0.96%
ING Pioneer Mid Cap Value(5)	0.64%	0.50%	0.00%	0.00%(6)	1.14%	(0.10)%(10)	1.04%(7)
ING T. Rowe Price Capital Appreciation(5)	0.64%	0.50%	0.01%	N/A	1.15%	(0.10)%	1.05%(7)
ING T. Rowe Price Equity Income(5)	0.64%	0.50%	0.01%	N/A	1.15%	(0.10)%	1.05%(7)
ING Templeton Global Growth(5)	0.88%	0.50%	0.01%	N/A	1.39%	(0.10)%	1.29%
ING Van Kampen Capital Growth(5)	0.65%	0.50%	0.00%	0.00%(6)	1.15%	(0.11)%(10)	1.04%
ING Van Kampen Global Franchise(5)	0.97%	0.50%	0.00%	N/A	1.47%	(0.10)%	1.37%
ING Van Kampen Growth and Income(5)	0.64%	0.50%	0.01%	0.01%	1.16%(8)	(0.10)%	1.06%
(1)	This table shows the estimated operating expenses for Service 2 Class shares of each Portfolio as a ratio of expenses to average daily net assets. These expenses are based on each Portfolio’s actual operating expenses for Service 2 Class shares for its most recently completed fiscal year as adjusted for contractual changes, if any, and fee waivers to which DSL and ING Investments, as Advisers to the Portfolios, have agreed for each Portfolio for the current fiscal year.
(2)	ING Funds Distributor, LLC has contractually agreed to waive 0.10% of the distribution fee for Service 2 Class shares of the Portfolios, so that
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Portfolio Fees and Expenses (continued)
the actual fee paid by a Portfolio is an annual rate of 0.15%. Absent this waiver, the distribution fee is 0.25% of net assets. The expense waiver will continue through at least May 1, 2010. There is no guarantee that this waiver will continue after this date.
(3)	The Acquired Fund Fees and Expenses are not fees or expenses incurred by the Portfolios directly. These fees and expenses include each Portfolio’s pro rata share of the cumulative expenses charged by the Acquired Funds in which the Portfolios invest. The fees and expenses will vary based on the Portfolio’s allocation of assets to, and the annualized net expenses of, the particular Acquired Funds. The impact of these fees and expenses is shown in Net Operating Expenses.
(4)	DSL and ING Investments have entered into written expense limitation agreements with their respective Portfolios under which they will limit expenses of these Portfolios, excluding interest, taxes, brokerage, extraordinary expenses and Acquired Fund Fees and Expenses, subject to possible recoupment by DSL or ING Investments, as applicable, within three years. The amount of these Portfolios’ expenses be waived, reimbursed or recouped during the last fiscal year, or in the case of new portfolio are proposed to be waived or reimbursed in the ensuing fiscal year, is shown under the heading Waivers, Reimbursements, and Recoupments. The expense limitation agreements will continue through at least May 1, 2010, except for ING Clarion Global Real Estate Portfolio and ING Pioneer Mid Cap Value Portfolio which will continue through at least May 1, 2011. Additionally for ING Liquid Assets Portfolio, ING Funds Distributor, LLC and ING Investments have contractually agreed to waive a portion of their distribution and/or shareholder servicing fees and advisory fees, as applicable, and to reimbursed certain expenses of ING Liquid Assets Portfolio to the extent necessary to assist the Portfolio in maintaining a yield of not less than zero. There is no guarantee that the Portfolio will maintain such a yield. When distribution fees are reduced, dealer compensation may be reduced to the same extent. Any fees waived and expenses reimbursed may be subject to possible recoupment by ING Investments and ING Funds Distributor, LLC within three years. In no event will the amount of the recoupment on any day exceed 20% of the yield (net of all expenses) of the Portfolio on that day. This arrangement will continue through at least May 1, 2010. The expense limitation agreements are contractual and shall renew automatically for one-year terms unless DSL or ING Investments provide written notice of the termination of the expense limitation agreement at least 90 days prior to the end of the then current terms or upon termination of the Management Agreement. This amount also includes the 0.10% distribution (12b-1) fee waiver which footnote (2) explains in more detail. In addition, the expense limitation agreements may be terminated by the Trust upon at least 90 days’ written notice to the applicable Portfolio’s Adviser, DSL or ING Investments. For more information regarding expense limitation agreements for these Portfolios, please see the Statement of Additional Information.
(5)	The Management Agreement between the Trust and one of its Advisers, DSL, provides for a “bundled fee” arrangement, under which DSL provides, in addition to advisory services, administrative services and other services necessary for the ordinary operation of the Portfolios (except for ING Clarion Global Real Estate, ING Franklin Income, ING Marsico International Opportunities, ING Multi-Manager International Small Cap and ING MFS Utilities Portfolios), and pays for the services and information necessary to the proper conduct of the Portfolios’ business, including custodial, administrative, transfer agency, portfolio accounting, auditing, and ordinary legal services, in return for the single management fee. Therefore, the ordinary operating expenses borne by the Portfolios are normally expected to include such expenses as the cost of the Trustees who are not “interested persons” of DSL, including the cost of the Trustees and Officers Errors and Omissions Liability Insurance coverage, any taxes paid by the Portfolios, expenses paid through the 12b-1 plan and service agreement, interest expenses from any borrowing, and similar expenses, and are normally expected to be low compared to mutual funds with more conventional expense structures. The Portfolios would also bear any extraordinary expenses.
(6)	Amount represents less than 0.01% and is included in Other Expenses.
(7)	A portion of the brokerage commissions that ING AllianceBernstein Mid Cap Growth, ING Evergreen Health Sciences, ING Evergreen Omega Portfolio, ING Janus Contrarian Portfolio, ING MFS Total Return Portfolio, ING MFS Utilities Portfolio, ING Pioneer Mid Cap Value Portfolio, ING T. Rowe Price Capital Appreciation Portfolio and ING T. Rowe Price Equity Income Portfolio pay is used to reduce each Portfolio’s expenses. Including these reductions, the total Net Operating Expenses for each Portfolio for the year ended December 31, 2008 would have been 1.15%, 1.15%, 0.99%, 1.14%, 1.05%, 1.16%, 1.02%, 1.04% and 1.04%, respectively. These arrangements can be discontinued at any time.
(8)	The Total Operating Expenses shown may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the Portfolio and do not include acquired fund fees and expenses.
(9)	Pursuant to its administration agreement with the Trust, ING Funds Services, LLC may receive an annual administration fee equal to 0.10% of ING Clarion Global Real Estate, ING Franklin Income, ING Marsico International Opportunities, ING MFS Utilities and ING Multi-Manager International Small Cap Portfolios, average daily net assets, which is reflected in Other Expenses.
(10)	DSL has contractually agreed to waive a portion of the advisory fee for ING Clarion Global Real Estate Portfolio, ING PIMCO Total Return Bond Portfolio, ING Pioneer Mid Cap Value Portfolio and ING Van Kampen Capital Growth Portfolio. The advisory fee waiver for ING Clarion Global Real Estate Portfolio is effective May 1, 2009 and will continue through at least May 1, 2010. Based upon average net assets as of December 31, 2008 for ING PIMCO Total Return Bond Portfolio, the advisory fee waiver would equal (0.07)% and the waiver will continue through at least April 1, 2010. Based upon average net assets as of December 31, 2008 for ING Pioneer Mid Cap Value Portfolio, the advisory fee waiver would equal (0.00)% and the waiver will continue through at least September 6, 2009. Based upon average net assets as of December 31, 2008 for ING Van Kampen Capital Growth Portfolio the advisory fee waiver would equal (0.01)% and the waiver will continue through at least May 1, 2010. There is no guarantee that these waivers will continue after such dates. These agreements will only renew if DSL elects to renew them.
(11)	Includes 0.03% of non-recurring offering expenses for ING ING Multi-Manager International Small Cap Portfolio. Excluding these expenses, Total Operating Expenses would be 1.88%.
(12)	Includes 0.02% of overdraft/interest expense.
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Portfolio Fees and Expenses (continued)

Examples.  The Examples are intended to help you compare the cost of investing in Service 2 Class shares of the Portfolios with the cost of investing in other mutual funds. The Examples do not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. If such expenses were reflected, the expenses and charges indicated would be higher. Although your actual cost may be higher or lower, the Examples show what your costs would be based on these assumptions. Keep in mind that this is an estimate. Actual expenses and performance may vary. The Examples assume that you invest $10,000 in the Service 2 Class shares of each Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Service 2 Class shares’ operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Portfolio(1)	1 Year	3 Years	5 Years	10 Years
ING AllianceBernstein Mid Cap Growth	$120	$396	$693	$1,536
ING Artio Foreign	$132	$433	$756	$1,671
ING BlackRock Large Cap Growth	$123	$405	$709	$1,570
ING Clarion Global Real Estate(2)	$132	$431	$770	$1,727
ING Evergreen Health Sciences	$118	$390	$682	$1,514
ING Evergreen Omega	$102	$340	$597	$1,331
ING FMRSM Diversified Mid Cap	$106	$352	$618	$1,377
ING Franklin Income	$116	$392	$689	$1,533
ING Global Resources	$106	$352	$618	$1,377
ING Janus Contrarian	$117	$387	$677	$1,502
ING JPMorgan Emerging Markets Equity	$168	$541	$940	$2,054
ING Liquid Assets	$69	$239	$423	$957
ING Marsico Growth	$120	$396	$693	$1,536
ING Marsico International Opportunities	$112	$380	$668	$1,488
ING MFS Total Return	$108	$359	$629	$1,400
ING MFS Utilities	$120	$396	$693	$1,536
ING Multi-Manager International Small Cap	$165	$561	$984	$2,160
ING Oppenheimer Main Street®	$108	$359	$629	$1,400
ING PIMCO Total Return Bond	$98	$327	$575	$1,285
ING Pioneer Mid Cap Value(2)	$106	$342	$608	$1,368
ING T. Rowe Price Capital Appreciation	$107	$355	$623	$1,389
ING T. Rowe Price Equity Income	$107	$355	$623	$1,389
ING Templeton Global Growth	$131	$430	$751	$1,660
ING Van Kampen Capital Growth	$106	$354	$622	$1,388
ING Van Kampen Global Franchise	$139	$455	$793	$1,749
ING Van Kampen Growth and Income	$108	$359	$629	$1,400
(1)	The Example numbers reflect the expense limitation agreements/waivers for the one-year period and the first year of the three-, five-, and ten-year periods.
(2)	The Example numbers reflect the expense limitation agreements/waivers for the one-year period and the first two years of the three-, five-, and ten-year periods.
85

Summary of Principal Risks

The value of your investment in a Portfolio changes with the values of that Portfolio’s investments. Many factors can affect those values. The factors that are most likely to have a material effect on a particular Portfolio’s investment portfolio as a whole are called “principal risks.” The principal risks of each Portfolio are identified in the “Description of the Portfolios” section and are described below. Each Portfolio may be subject to additional principal risks and risks other than those described below because the types of investments made by a Portfolio can change over time.

Asset Allocation Risk.  Certain portfolios may allocate their investments between equity and fixed-income securities, and among various segments of markets, based upon judgments made by a sub-adviser. A portfolio that uses a market, sector or asset allocation model could miss attractive investment opportunities by underweighting markets or sectors where there are significant returns, and could lose value by overweighting markets where there are significant declines, or may not correctly predict the times to shift assets from one type of investment to another.

Borrowing Risk.  A portfolio may borrow for temporary emergency purposes, including to meet redemptions. Borrowing may exaggerate changes in the net asset value of a portfolio’s shares and in the portfolio’s return. Borrowing will cost the portfolio interest expense and other fees. The cost of borrowing may reduce the portfolio’s return.

Call Risk.  During periods of falling interest rates, a bond issuer may “call,” or repay, its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, a portfolio would experience a decline in income.

Commodities Risk.  Commodity prices fluctuate for several reasons, including changes in market and economic conditions, the impact of weather on demand, levels of domestic production and imported commodities, energy conservation, domestic and foreign governmental regulation and taxation and the availability of local, intrastate and interstate transportation systems. Volatility of commodity prices, which may lead to a reduction in production or supply, may also negatively impact the performance of companies in natural resources industries that are solely involved in the transportation, processing, storing, distribution or marketing of commodities. Volatility of commodity prices may also make it more difficult for companies in natural resources industries to raise capital to the extent the market perceives that their performance may be directly or indirectly tied to commodity prices.

Convertible Securities Risk.  The value of convertible securities may fall when interest rates rise and increase when interest rates fall. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates. A portfolio could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

Credit Derivatives Risk.  A portfolio may enter into credit default swaps, both directly and indirectly in the form of a swap embedded within a structured note, to protect against the risk that a security will default. A portfolio pays a fee to enter into the trade and receives a fixed payment during the life of the swap. If there is a credit event, a portfolio either delivers the defaulted bond (if the portfolio has taken the short position in the credit default swap) or pays the par amount of the defaulted bond (if the portfolio has taken the long position in the credit default swap note). Risks of credit default swaps include the cost of paying for credit protection if there are no credit events.

Credit Risk.  A portfolio could lose money if a bond issuer (debtor) fails to repay interest and principal in a timely manner or if it goes bankrupt. This is especially true during periods of economic uncertainty or economic downturns. High-yield/high-risk bonds are especially subject to credit risk and are considered to be mostly speculative in nature.

Currency Risk.  A portfolio that invests directly in foreign currencies or in securities denominated in or that trade in foreign (non-U.S.) currencies is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls, or other political or economic developments in the United States or abroad. As a result, a portfolio’s investments in foreign currency-denominated securities may reduce the value of a portfolio’s assets.

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Summary of Principal Risks (continued) Debt Securities Risk.  The value of debt securities may fall when interest rates rise. Debt securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter maturities. In addition, debt securities, such as bonds, involve credit risk as described above. These securities are also subject to interest rate risk. This is the risk that the value of the security may fall when interest rates rise. In general, the market price of debt securities with longer maturities tends to be more volatile in response to changes in interest rates than the market price of shorter-term securities.

Depositary Receipts Risk.  Investments in depositary receipts involve risks similar to those accompanying direct investments in foreign securities. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.

Derivatives Risk.  A portfolio may use futures, options, swaps and other derivative instruments to hedge or protect the portfolio from adverse movements in underlying securities prices and interest rates or as an investment strategy to help attain the portfolio’s investment objective. A portfolio may also use a variety of currency hedging techniques, including foreign currency contracts, to attempt to hedge exchange rate risk or to gain exposure to a particular currency. A portfolio’s use of derivatives could reduce returns, may not be liquid and may not correlate precisely to the underlying securities or index. Derivative securities are subject to market risk, which could be significant for those derivatives that have a leveraging effect that could increase the volatility of the portfolio and may reduce returns for the portfolio. Derivatives are also subject to credit risks related to the counterparty’s ability to perform, and any deterioration in the counterparty’s creditworthiness could adversely affect the instrument. A risk of using derivatives is that the sub-adviser might imperfectly judge the market’s direction, which could render a hedging strategy ineffective or have an adverse effect on the value of the derivative.

Diversification Risk.  A portfolio may be classified as a non-diversified investment company under the Investment Company Act of 1940, as amended (“1940 Act”), which means that the portfolio is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer. Declines in the value of that single company can significantly impact the value of the portfolio. The investment of a large percentage of a portfolio’s assets in the securities of a small number of issuers causes greater exposure to each of those issuers than for a more diversified fund, and may cause the portfolio’s share price to fluctuate more than that of a diversified investment company.

Emerging Markets Risk.  Emerging market countries are generally defined as countries in the initial stage of their industrialization cycles with low per capita income. Investment in emerging market countries presents risks in a greater degree than, and in addition to, those presented by investment in foreign issuers in general as these countries may be less politically and economically stable than other countries. A number of emerging market countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar from time to time, and devaluation may occur after investments in those currencies by a portfolio. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

It may be more difficult to buy and sell securities in emerging market countries as many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in emerging market countries that a future economic or political crisis could lead to: price controls; forced mergers of companies; expropriation or confiscatory taxation; seizure; nationalization; foreign exchange controls that restrict the transfer of currency from a given country; or creation of government monopolies.

Equity Securities Risk.  Equity securities include common, preferred and convertible preferred stocks and securities with values that are tied to the price of the stocks, such as rights, warrants and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of an investment in equities. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. The value of equity securities purchased by a portfolio could decline if the financial condition of the companies decline or if overall market economic conditions deteriorate. Even investment in high quality or “blue chip” equity securities or securities of established companies with large market capitalization (which generally have strong financial characteristics) can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be able to react less quickly to change in the marketplace.

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Summary of Principal Risks (continued) Foreign Investment Risk.  Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates; unstable political, social, and economic conditions; possible security illiquidity: a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositaries than those in the United States; less standardization of accounting standards and market regulations in certain foreign countries; foreign taxation issues; and varying foreign controls on investments. Foreign investments may also be affected by administrative difficulties, such as delays in clearing and settling transactions. In addition, securities of foreign companies may be denominated in foreign currencies and the costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. ADRs, EDRs and GDRs are subject to risks of foreign investments, and they may not always track the price of the underlying foreign security. These factors may make foreign investments more volatile and potentially less liquid than U.S. investments.

Growth Investing Risk.  Growth-oriented stocks typically sell at relatively high valuations as compared to other types of securities. Securities of growth companies may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth potential. Further, securities of growth companies may be more volatile since such companies usually invest a high portion of earnings in their business, and they may lack the dividends of value stocks that can cushion stock prices in a falling market. The market may not favor growth-oriented stocks or may not favor equities at all. In addition, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth. Historically, growth-oriented stocks have been more volatile than value-oriented stocks.

Healthcare Sector Risk.  Healthcare companies are strongly affected by worldwide scientific or technological developments. Their products may rapidly become obsolete and are also often dependent on the developer’s ability to receive patents from regulatory agencies. Many healthcare companies are also subject to significant government regulation and may be affected by changes in governmental policies. As a result, investments in the health and biotechnology segments include the risk that the economic prospects, and the share prices, of health and biotechnology companies can fluctuate dramatically due to changes in the regulatory or competitive environments.

High-Yield, Lower-Grade Debt Securities Risk.  High-yield debt securities (commonly referred to as “junk bonds”) generally present greater credit risk that an issuer cannot make timely payment of interest or principal payments than an issuer of a higher quality debt security, and typically have greater potential price volatility and principal and income risk. Changes in interest rates, the market’s perception of the issuers and the credit worthiness of the issuers may significantly affect the value of these bonds. High-yield bonds are not considered investment grade, and are regarded as predominantly speculative with respect to the issuing company’s continuing ability to meet principal and interest payments. The secondary market in which high-yield securities are traded may be less liquid than the market for higher grade bonds. It may be more difficult to value less liquid high-yield securities, and determination of their value may involve elements of judgment.

Income Risk.  A portfolio’s income may fall due to falling interest rates. Income risk is generally the greatest for short-term bonds, and the least for long-term bonds. Changes in interest rates will affect bond prices as well as bond income, and the rate at which income and maturing instruments can be reinvested.

Industry Concentration Risk.  When a portfolio invests primarily in securities of companies in a particular market industry, the portfolio may be subject to greater risks and market fluctuations than other portfolios that are more diversified by industry.

Initial Public Offerings (“IPO”) Risk.   IPOs may be more volatile than other securities. IPOs may have a magnified impact on a portfolio during the start-up phase when the portfolio’s assets base is relatively small. However, there is no assurance that a portfolio will have access to profitable IPOs. As assets grow, the effect of IPOs on a portfolio’s performance will not likely be as significant. Furthermore, stocks of newly-public companies may decline shortly after the IPO.

Interest Rate Risk.  The value of debt securities and short-term money market instruments generally tend to move in the opposite direction to interest rates. When interest rates are rising, the prices of debt securities tend to fall. When interest rates are falling, the prices of debt securities tend to rise. Bonds with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than bonds with shorter durations or money market instruments. Further, economic and market conditions may cause issuers to default or go bankrupt.

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Summary of Principal Risks (continued) Investment by Funds-of-Funds Risk.  A portfolio’s shares may be purchased by other investment companies, including through fund-of-funds arrangements within the ING Funds family. In some cases, a portfolio may serve as a primary or significant investment vehicle for a fund-of-funds. From time to time, a portfolio may experience large inflows or redemptions due to allocations or rebalancings by these funds-of-funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, a portfolio may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also increase transaction costs or portfolio turnover. The adviser or sub-adviser will monitor transactions by the funds-of-funds and will attempt to minimize any adverse effects on a portfolio and funds-of-funds as a result of these transactions. So long as a portfolio accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.

Investment Models Risk.  The proprietary models used by a sub-adviser to evaluate securities or securities markets are based on the sub-adviser’s understanding of the interplay of market factors and do not assure successful investment. The markets, or the price of individual securities, may be affected by factors not foreseen in developing the models.

Investment Style Risk.  Securities with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A portfolio may outperform or underperform other portfolios that employ a different style. A portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s earnings growth potential. Growth-oriented funds will typically underperform when value investing is in favor and vice versa.

Leveraging Risk.  Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, a portfolio will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a portfolio to be more volatile than if a portfolio had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a portfolio’s assets.

Liquidity Risk.  Liquidity risk exists when particular investments are difficult to purchase or sell. A portfolio’s investments in illiquid securities may reduce the returns of a portfolio because it may be unable to sell the illiquid securities at an advantageous time or price. Further the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount a portfolio could realize upon disposition. A portfolios with principal investment strategies that involve foreign securities, small companies, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Manager Risk.  A sub-adviser will apply investment techniques and risk analyses in making investment decisions for a portfolio, but there can be no assurance that these will achieve the portfolio’s objective. A sub-adviser could do a poor job in executing an investment strategy. A sub-adviser may use the investment techniques or invest in securities that are not part of a portfolio’s principal investment strategy. For example, if market conditions warrant, portfolios that invest principally in equity securities may temporarily invest in U.S. government securities, high-quality corporate fixed-income securities, mortgage-related and asset-backed securities or money market instruments. Likewise, portfolios that invest principally in small- to medium-sized companies may shift to preferred stocks and larger-capitalization stocks. These shifts may alter the risk/return characteristics of the portfolios and cause them to miss investment opportunities. Individuals primarily responsible for managing a portfolio may leave their firm or be replaced.

Many sub-advisers of equity portfolios employ styles that are characterized as “value” or “growth.” However, these terms can have different application by different managers. One sub-adviser’s value approach may be different from another, and one sub-adviser’s growth approach may be different from another. For example, some value managers employ a style in which they seek to identify companies that they believe are valued at a more substantial or “deeper discount” to a company’s net worth than other value managers. Therefore, some portfolios that are characterized as growth or value can have greater volatility than other portfolios managed by other managers in a growth or value style.

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Summary of Principal Risks (continued)

Market and Company Risk.  The price of a security held by a portfolio may fall due to changing economic, political or market conditions or disappointing earnings or losses. Stock prices in general may decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Further, even though the stock market is cyclical in nature, returns from a particular stock market segment in which a portfolio invests may still trail returns from the overall stock market.

Market Capitalization Risk.  Stocks fall into three broad market capitalization categories — large, medium and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. For example, if valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of small- or medium-capitalization companies, investors may migrate to the stocks of small- and mid-sized companies causing a portfolio that invests in these companies to increase in value more rapidly than a portfolio that invests in larger, fully-valued companies. Investing in small- and medium-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of small- and medium-capitalization companies may decline significantly in market downturns. In addition, the market capitalization of a small or mid-sized company may change due to appreciation in the stock price, so that it may no longer have the attributes of the capitalization category that was considered at the time of purchase.
Market Trends Risk.  Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. For instance, from time to time, the stock market may not favor growth-oriented securities. Rather, the market could favor value-oriented securities or may not favor equity securities at all. Accordingly, the performance of a portfolio may at times be better or worse than the performance of funds that focus on other types of stocks, or that have a broader investment style.

Maturity Risk.  Interest rate risk will affect the price of a fixed-income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed-income securities with longer maturities will therefore be more volatile than other fixed-income securities with shorter maturities. Conversely, fixed-income securities with shorter maturities will be less volatile but generally provide lower returns than fixed-income securities with longer maturities. The average maturity of a portfolio’s fixed-income investments will affect the volatility of the portfolio’s share price.

Mid-Capitalization Company Risk.  Investment in securities of mid-capitalization companies entails greater risks than investments in larger, more established companies. Mid-capitalization companies tend to have more narrow product lines, more limited financial resources, a more limited trading market for their stocks, and may be dependent on a few key managers, as compared with larger companies. As a result, their stock prices may decline significantly as market conditions change. Securities of mid-capitalization companies tend to be more volatile and less liquid than stocks of larger companies.

Mortgage-Related Securities Risk.  Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a portfolio that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a portfolio because a portfolio will have to reinvest that money at the lower prevailing interest rates. Many mortgage-related securities are designed to allocate risk from pools of their underlying assets. However, such risk allocation techniques may not be successful, which could lead to the credit risk of these investments being greater than indicated by their ratings. The value of mortgage-related securities may be further affected by downturns in the credit markets or the real estate market. It may be difficult to value the mortgage-related securities because of the transparency or liquidity of some underlying investments, and these instruments may not be liquid.

Some of these mortgage-related securities may have exposure to subprime loans or subprime mortgages, which are loans to persons with impaired credit ratings. However, it may be difficult to determine which securities have exposure to subprime loans or mortgages. Furthermore, the risk allocation techniques employed by these instruments may not be successful, which could lead to the credit risk of these instruments being greater than indicated by their ratings. The value of these instruments may be further affected by downturns in the credit markets or the real estate market. It may be difficult to value these instruments because of concerns about their transparency. These instruments may not be liquid.

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Summary of Principal Risks (continued) Natural Resources Risk.  Securities of companies involved in natural resources may be subject to broad price fluctuations, reflecting volatility of energy and basic materials’ prices and possible instability of supply of various natural resources. In addition, some companies may be subject to the risks generally associated with extraction of natural resources, such as the risks of mining and oil drilling, and the risks of the hazards associated with natural resources, such as fire, drought, increased regulatory and environmental cost. The production and marketing of natural resources may be affected by action and changes in governments.

Other Investment Companies Risk.  A portfolio may invest in other investment companies to the extent permitted by the 1940 Act and the rules and regulations thereunder. These may include exchange-traded funds (“ETFs”) and Holding Company Depositary Receipts (“HOLDRs”), among others. ETFs are exchange traded investment companies that are designed to provide investment results corresponding to an equity index and include, among others, Standard & Poor’s Depositary Receipts (“SPDRs”), PowerShares QQQTM (“QQQQ”), Dow Jones Industrial Average Tracking Stocks (“Diamonds”) and iShares exchange-traded funds (“iShares”). The main risk of investing in other investment companies (including ETFs and HOLDRs) is that the value of the underlying securities held by the investment company might decrease. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions. Because the portfolio may invest in other investment companies, you will pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees) in addition to the expenses of the portfolio. Additional risks of investments in ETFs include: (i) an active trading market for an ETF’s shares may not develop or be maintained; or (ii) trading may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts trading generally. Because HOLDRs concentrate in the stocks of a particular industry, trends in that industry may have a dramatic impact on their value.

Over-the-Counter (“OTC”) Investment Risk.  Investing in securities traded on the OTC securities market can involve greater risk than is customarily associated with investing in securities traded on the New York or American Stock Exchanges since OTC securities are generally securities of companies that are smaller or newer than those listed on the New York or American Stock Exchanges. For example, these companies often have limited product lines, markets, or financial resources, may be dependent for management on one or a few key persons, and can be more susceptible to losses. Also, their securities may be thinly traded (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts, and may be subject to wider price swings and thus, may create a greater risk of loss than securities of larger capitalization or established companies.

Portfolio Turnover Risk.  Changes to the investments of a portfolio may be made regardless of the length of time particular investments have been held. A high portfolio turnover rate generally involves greater expenses, including brokerage commissions and other transactional costs, which may have an adverse impact on performance. The portfolio turnover rate will vary from year to year, as well as within a year.

Price Volatility Risk.  The value of a portfolio changes as the prices of its investments go up or down. Equity and debt securities face market, issuer, and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.

Real Estate Investment Trusts (“REITs”) Risk.  Investing in REITs may subject a portfolio to risks similar to those associated with the direct ownership of real estate including terrorist attacks, war or other acts that destroy real property (in addition to securities market risks). Some REITs may invest in a limited number of properties, in a narrow geographic area or in a single property type, which increases the risk that a portfolio could be unfavorably affected by the poor performance of a single investment or investment type. These companies are also sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. Borrowers could default on or sell investments the REIT holds, which could reduce the cash flow needed to make distributions to investors. In addition, REITs may also be affected by tax and regulatory requirements in that a REIT may not qualify for preferential tax treatments or exemptions. REITs require specialized management and pay management expenses.

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Summary of Principal Risks (continued) Restricted and Illiquid Securities Risk.  If a security is illiquid, a portfolio might be unable to sell the security at a time when the sub-adviser might wish to sell, and the security could have the effect of decreasing the overall level of the portfolio’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount a portfolio could realize upon disposition. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets. This may also include Rule 144A securities which are restricted securities that can be resold to qualified institutional buyers but not to the general public. Rule 144A securities may have an active trading market, but carry the risk that the active trading market may not continue.

Risk Arbitrage Securities and Distressed Companies Risk.  Risk arbitrage securities are securities of companies involved in restructurings (such as mergers, acquisitions, consolidations, liquidations, spinoffs, or tender or exchange offers) or that a portfolio’s sub-adviser believes are cheap relative to an economically equivalent security of the same or another company. Distressed companies are companies that are, or are about to be, involved in reorganizations, financial restructurings or bankruptcy.

A merger, tender or exchange offer, or other corporate restructuring proposed at the time a portfolio invests in risk arbitrage securities may not be completed on the terms or within the time frame contemplated, resulting in losses to the portfolio. Debt obligations of distressed companies typically are unrated, lower rated, in default, or close to default. Also, securities of distressed companies are generally more likely to become worthless than the securities of more financially stable companies.

Sector Risk.  A sector is a group of selected industries, such as technology. A portfolio may, at times, invest significant assets in securities of issuers in one or more sectors of the economy or stock market, such as technology. To the extent a portfolio’s assets are concentrated in a single market sector, volatility in that sector will have a greater impact on a portfolio than it would on a portfolio that has securities representing a broader range of investments.

Securities Lending Risk.  A portfolio may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a portfolio may lose money and there may be a delay in recovering the loaned securities. A portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences to the portfolio. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the portfolio. When a portfolio lends its securities, it is responsible for investing the cash collateral it receives from the borrower of the securities, and the portfolio could incur losses in connection with the investment of such cash collateral.

Short Sales Risk.  Short sales involve selling a security a portfolio does not own in anticipation that the security’s price will decline. A portfolio will suffer a loss if it sells a security short and the value of the security rises rather than falls. Short sales expose a portfolio to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the portfolio. When a portfolio must purchase the security it borrowed in a short sale at prevailing market rates, the potential loss may be greater for a short sale than for a short sale “against the box.” A short sale “against the box” may be used to hedge against market risks when the sub-adviser believes that the price of a security may decline, causing the value of a security owned by the portfolio or a security convertible into or exchangeable for such security to decline. In such case, any future losses in the portfolio’s long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities the portfolio owns.

Small-Capitalization Company Risk.  Investment in securities of small companies may entail greater risk than investments in larger, more established companies. Smaller companies may have limited product lines and market diversification or fewer financial resources, and may be dependent on a few key managers. Their securities may trade less frequently and in more limited volume than the securities of larger companies. Consequently, the prices of small company stocks tend to rise and fall in value more than other stocks, and/or may be less liquid. When selling a large quantity of a particular stock, a portfolio may have to sell at a discount from quoted prices or may have to make a series of small sales over
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Summary of Principal Risks (continued) an extended period of time due to the more limited trading volume of smaller company stocks. Although investing in small companies offers potential for above-average returns, the companies may not succeed, and the value of stock shares could decline significantly. Securities of smaller companies tend to be more volatile and less liquid than stocks of larger companies.

Sovereign Debt Risk.  These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

Special Situations Risk.  A “special situation” arises when, in a sub-adviser’s opinion, securities of a particular company will appreciate in value within a reasonable period because of unique circumstances applicable to the company. Special situations often involve much greater risk than is inherent in ordinary investment securities. Investments in special situation companies may not appreciate and a portfolio’s performance could suffer if an anticipated development does not occur or does not produce the anticipated result.

U.S. Government Securities and Obligations Risk.  Some U.S. government securities are backed by the full faith and credit of the U.S. government and are guaranteed as to both principal and interest by the U.S. Treasury. These include direct obligations such as U.S. Treasury notes, bills and bonds, as well as indirect obligations such as the Government National Mortgage Association. Other U.S. government securities are not direct obligations of the U.S. Treasury, but rather are backed by the ability to borrow directly from the U.S. Treasury. Still others are supported solely by the credit of the agency or instrumentality itself and are neither guaranteed nor insured by the U.S. government. No assurance can be given that the U.S. government would provide financial support to such agencies if needed. U.S. government securities may be subject to varying degrees of credit risk and all U.S. government securities may be subject to price declines due to changing interest rates. Securities directly supported by the full faith and credit of the U.S. government have less credit risk.

Utilities Industry Risk.  The portfolio’s performance will be closely tied to the performance of utilities companies. Utilities companies can react similarly to market, economic, political or regulatory conditions and developments. As a result, the portfolio’s performance could be more volatile than the performance of more broadly-diversified funds.

Issuers in the utilities sector are subject to many risks, including the following: Increases in fuel and other operating costs; restrictions on operations, increased costs, and delays as a result of environmental and safety regulations; coping with the impact of energy conservation and other factors reducing the demand for services; technological innovations that may render existing plants, equipment or products obsolete; the potential impact of natural or man-made disasters; difficulty in obtaining adequate returns on invested capital; difficulty in obtaining approval of rate increases; the high cost of obtaining financing, particularly during periods of inflation; increased competition resulting from deregulation, overcapacity, and pricing pressures; and the negative impact of regulation.

Issuers doing business in the telecommunications area are subject to many risks, including the negative impact of regulation, a competitive marketplace, difficulty in obtaining financing, rapid obsolescence, and agreements linking future rate increases to inflation or other factors not directly related to the active operating profits of the issuer.

Value Investing Risk.  A sub-adviser may be wrong in its assessment of a company’s value and the stocks a portfolio holds may not reach what the sub-adviser believes are their full values. A particular risk of a portfolio’s value approach is that some holdings may not recover and provide the capital growth anticipated or a stock judged to be undervalued may actually be appropriately priced. Further, because the prices of value-oriented securities tend to correlate more closely with economic cycles than growth-oriented securities, they generally are more sensitive to changing economic conditions, such as changes in interest rates, corporate earnings, and industrial production. The market may not favor value-oriented stocks and may not favor equities at all. During these periods, a portfolio’s relative performance may suffer.

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Summary of Principal Risks (continued) When Issued and Delayed Delivery Securities and Forward Commitments Risk.  When issued and delayed delivery securities and forward commitments involve the risk that the security a portfolio buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party will not meet its obligation. If this occurs, the portfolio loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.
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Percentage and Rating Limitations

Unless otherwise stated, the percentage limitations, ratings limitations on debt securities, or capitalization criteria on equity securities that are in this Prospectus apply at the time of purchase.

A Word about Portfolio Diversity

Each Portfolio in this Prospectus, unless specifically noted under the Portfolio’s principal investment strategies, is diversified, as defined in the 1940 Act. A diversified portfolio may not, as to 75% of its total assets, invest more than 5% of its total assets in any one issuer and may not purchase more than 10% of the outstanding voting securities of any one issuer (other than U.S. government securities).

Fundamental Investment Policies

The investment objective of each Portfolio is non-fundamental. Investment policies are fundamental if so designated in this Prospectus or in the Statement of Additional Information (“SAI”). This means they may not be modified or changed without a vote of the shareholders.

Non-Fundamental Investment Policies

Certain Portfolios have adopted non-fundamental investment policies to invest the assets of a Portfolio in securities that are consistent with the Portfolio’s name. For more information about these policies, please consult the SAI.

Additional Information about the Portfolios

The SAI is made a part of this Prospectus. It identifies investment restrictions, more detailed risk descriptions, a description of how the bond rating system works and other information that may be helpful to you in your decision to invest. You may obtain a copy without charge by calling the Trust at 1-800-366-0066, or downloading it from the SEC’s website at http://www.sec.gov.

Other ING Funds may also be offered to the public that have similar names, investment objectives and principal investment strategies as those of the Portfolios offered by this Prospectus. You should be aware that a Portfolio is likely to differ from these other ING Funds in size and cash flow pattern. Accordingly, the performance of a Portfolio can be expected to vary from those of the other ING Funds.

Temporary Defensive Positions

A Sub-Adviser may depart from a Portfolio’s principal investment strategies by temporarily investing for defensive purposes when a Sub-Adviser believes that adverse market, economic, political or other conditions may affect the Portfolio. Instead, the Portfolio may invest in securities believed to present less risk, such as cash, cash equivalent, money market instruments, debt securities that are high quality or higher quality than normal, more liquid securities or others. While a Portfolio invests defensively, it may not be able to pursue its investment objective. A Portfolio’s defensive investment position may not be effective in protecting its value. The types of defensive positions in which a Portfolio may engage are identified and discussed, together with their risks, in the SAI. It is impossible to predict accurately how long such alternative strategies may be utilized. During these times, a Portfolio may not achieve its investment goals.

Administrative Services

In addition to advisory services, DSL has been contracted to provide administrative and other services necessary for the ordinary operation of the Portfolios (except for ING Clarion Global Real Estate, ING Marsico International Opportunties, ING MFS Utilities and ING Multi-Manager International Small Cap). DSL procures and pays for the services and information necessary to the proper conduct of the Portfolios’ business, including custodial, administrative, transfer agency, portfolio accounting, dividend disbursing, auditing, and ordinary legal services. DSL also acts as liaison among the various service providers to these Portfolios, including the custodian, portfolio accounting agent, Sub-Advisers, and the insurance company or companies to which the Portfolios offer their shares, among others. DSL also reviews these Portfolios for compliance with applicable legal requirements and monitors the Sub-Advisers for compliance with requirements under applicable law and with the investment policies and restrictions of the Portfolios. DSL does not bear the expense of brokerage fees and other transactional expenses for securities or other assets (which are generally considered part of the cost for the assets), taxes (if any) paid by these Portfolios, interest on borrowing, fees and expenses of the Independent Trustees, including the cost of the Trustees and Officers Errors and Omissions Liability Insurance coverage and the cost of counsel to the Independent Trustees, and extraordinary expenses, such as litigation or indemnification expenses.

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More Information  (continued) The Trust pays a management fee to DSL and ING Investments for their services. Out of this management fee, DSL and ING Investments in turn pay the sub-Advisers their respective Sub-advisory fee. The management fee paid to DSL by the Trust is distinct because the Trust has a “bundled” fee arrangement, under which DSL, out of its management fee, pays many of the ordinary expenses for each Portfolio (except for ING Clarion Global Real Estate, ING Marsico International Opportunties, ING MFS Utilities and ING Multi-Manager International Small Cap), including custodial, administrative, transfer agency, portfolio accounting, auditing and ordinary legal expenses. Most mutual funds pay these expenses directly from their own assets, with limited expenses assumed by DSL.

DSL has entered into an Administrative Services Sub-Contract with ING Funds Services, LLC (“ING Funds Services”), an affiliate of the Advisers, under which ING Funds Services provides the Portfolios with certain administrative services. The Trust has entered into an Administration Agreement with ING Funds Services on behalf of ING Clarion Global Real Estate, ING Franklin Income, ING Marsico International Opportunities, ING MFS Utilities and ING Multi-Manager International Small Cap Portfolios. The administrative services performed by ING Funds Services on behalf of DSL and ING Clarion Global Real Estate, ING Franklin Income, ING Marsico International Opportunities, ING MFS Utilities and ING Multi-Manager International Small Cap Portfolios directly, include acting as a liaison among the various service providers to the Portfolios, including the custodian, portfolio accounting agent, Sub-Advisers, and the insurance company or companies to which the Portfolios offer their shares. ING Funds Services also reviews the Portfolios for compliance with applicable legal requirements and monitors the Sub-Advisers for compliance with requirements under applicable law and with the investment policies and restrictions of the Portfolios.

Portfolio Distribution

ING Funds Distributor, LLC (“ING Funds Distributor” or “Distributor”) is the principal underwriter and distributor of each Portfolio. It is a Delaware limited liability corporation with its principal offices at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.

On December 29, 2006, an internal reorganization was undertaken in which the distribution functions for the ING Funds were transferred from DSI, the predecessor to DSL, to ING Funds Distributor. As a result of this transfer, ING Funds Distributor assumed all contractual obligations and became the sole distributor for the Portfolios.

ING Funds Distributor is a member of the Financial Industry Regulatory Authority (“FINRA”). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org or the Public Disclosure Hotline at 800-289-9999.

Rule 12b-1 Distribution Fees. The Trust has adopted a Rule 12b-1 Distribution Plan (the “12b-1 Plan”) for the Service 2 Class shares of each Portfolio. The 12b-1 Plan allows the Trust to make payments quarterly at an annual rate of up to 0.25% to ING Funds Distributor, as the Distributor, to pay or reimburse certain distribution-related expenses. ING Funds Distributor has agreed to waive 0.10% of the distribution fee for Service 2 Class shares. The expense waiver will continue through at least May 1, 2010, but in any event, the Trust will notify shareholders if it intends to pay ING Funds Distributor more than 0.15% (not to exceed 0.25% under the current 12b-1 Plan) in the future. Because these fees are paid out of the Portfolio’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges. Distribution related expenses that may be paid under the 12b-1 Plan include, but are not limited to, the costs of the following:

(a)	printing and mailing Trust prospectuses, statements of additional information, any supplements thereto and reports for prospective variable contract owners or other investors;
(b)	expenses relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials describing and/or relating to the Trust and materials intended for use within a sponsoring insurance company, or for broker-dealer only use or retail use;
(c)	holding seminars and sales meetings designed to promote Trust shares;
(d)	obtaining information and providing explanations to variable contract owners or other investors regarding a portfolio’s investment objectives and policies and other information about the Trust and the portfolios including the performance of the portfolio’s Service 2 Class shares;
(e)	training sales personnel regarding the Trust;
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(f)	compensating sales personnel in connection with the allocation of cash values and premiums under the Variable Contracts to the Trust; and
(g)	financing any other activity that the Board determines is primarily intended to result in the sale of the Portfolios’ Service 2 Class shares.

Service Fees. The Trust has entered into a Shareholder Services Plan (the “Plan”) for the Service 2 Class shares of each Portfolio. The Plan allows ING Funds Distributor, the Distributor, to use payments under the Plan for the provision of shareholder services and/or account maintenance services to direct or indirect beneficial owners of Service 2 Class shares of the Portfolios. Services that may be provided under the Plan include, among other things, providing information about the Portfolios. Under the Plan, each Portfolio makes payments to ING Funds Distributor at an annual rate of 0.25% of the Portfolio’s average daily net assets attributable to its Service 2 Class shares.

How ING Compensates Entities Offering Its Portfolios as Investment Options in Their Investment Products

ING mutual funds may be offered as investment options in Variable Contracts by affiliated and non-affiliated insurance companies. In addition to paying fees under the 12-1 Plan and Plan, the Portfolios’ Adviser or Distributor (collectively “ING”), out of its own resources and without additional cost to the Portfolios or their shareholders, may pay additional compensation to these insurance companies. The amount of the payment is based upon an annual percentage of the average net assets held in the Portfolios by those companies. The Portfolios’ Advisers and Distributor may make these payments for administrative, record keeping or other services that insurance companies provide to the Portfolios. These payments may also provide incentive for insurance companies to make the Portfolios available through the Variable Contracts issued by the insurance company, and thus they may promote the distribution of the shares of the Portfolios.

The distributing broker-dealer for the Portfolios is ING Funds Distributor. ING Funds Distributor has entered into such agreements with non-affiliated insurance companies. Fees payable under these arrangements are at annual rates that range from 0.15% to 0.25%. This is computed as a percentage of the average aggregate amount invested in the Portfolios by Variable Contract holders through the relevant insurance company’s Variable Contracts. As of the date of this Prospectus, the Advisers have entered into such arrangements with the following insurance companies: Zurich Kemper Life Insurance Company; Symetra Life Insurance Company; and First Fortis Life Insurance Company.

The Advisers also have entered into similar agreements with affiliated insurers, including, but not limited to: ING Life Insurance and Annuity Company; ReliaStar Life Insurance Company; ReliaStar Company of New York; Security Life of Denver; ING USA Annuity and Life Insurance Company and ING Life Insurance Company of America. ING uses a variety of financial and accounting techniques to allocate resources and profits across the organization. These methods may take the form of cash payments to affiliates. These methods do not impact the costs incurred when investing in one of the Portfolios. Additionally, if a Portfolio is not sub-advised or is sub-advised by an ING entity, ING may retain more revenue than on those Portfolios it must pay to have sub-advised by non-affiliated entities. Management personnel of ING may receive additional compensation if the overall amount of investments in Portfolios advised by ING meets certain target levels or increases over time.

The insurance companies through which investors hold shares of the Portfolios may also pay fees to third parties in connection with distribution of Variable Contracts and for services provided to Variable Contract owners. Neither the Portfolios, nor the Advisers or the Distributor are a party to these arrangements. Investors should consult the prospectus and statement of additional information for their Variable Contracts for a discussion of these payments.

Ultimately, the agent or broker selling the Variable Contract to you could have a financial interest in selling you a particular product to increase the compensation they receive. Please make sure you read fully each prospectus and discuss any questions you have with your agent or broker.

Interests of the Holders of Variable Contracts and Qualified Plans

Each Portfolio is available to serve as an investment option offered through Variable Contracts and Qualified Plans. The Portfolios also may be made available to certain investment advisers and their affiliates in connection with the creation or management of a Portfolio, certain other investment companies and other investors as permitted by the diversification and other requirements under Section 817(h) of the Internal Revenue Code of 1986, as amended and the underlying U.S. Treasury Regulations. The Portfolios currently do not foresee any disadvantages to investors if a Portfolio serves as an investment option for Variable Contracts and offers its shares directly to Qualified Plans and
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More Information  (continued) other permitted investors. However, it is possible that the interest of owners of Variable Contracts, Qualified Plans and other permitted investors, for which a Portfolio serves as an investment option, might at some time be in conflict because of differences in tax treatment or other considerations. The Board directed DSL to monitor events to identify any material conflicts between Variable Contract owners, Qualified Plans and other permitted investors and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in a Portfolio might be required to redeem the investment of one or more of its separate accounts from the Portfolio or a Qualified Plan, investment company or other permitted investor might be required to redeem its investment, which might force the Portfolio to sell securities at disadvantageous prices. The Portfolios may discontinue sales to a Qualified Plan and require plan participants with existing investments in the Portfolios to redeem those investments if the Qualified Plan loses (or in the opinion of the Advisers, is at risk of losing) its Qualified Plan status.

Pricing of Portfolio Shares

Investments will be processed at the net asset value (“NAV”) next calculated after an order is received and accepted by a Portfolio or its designated agent. In order to receive a day’s price, your order must be received by the close of regular trading (“Market Close”) on the NYSE (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE). The Portfolios reserve the right to suspend the offering of shares or to reject any specific purchase order. The Portfolios may suspend redemptions or postpone payments when the NYSE is closed or when trading is restricted for any reason or under emergency circumstances as determined by the SEC.

Purchase and Redemption of Shares

Purchases and redemptions of shares may be made only by separate accounts of insurance companies for the purpose of funding Variable Contracts, Qualified Plans, other investment companies or other permitted investors. Certain Portfolios may not be available as investment options in your Variable Contract, through your Qualified Plan or other investment company. Please refer to the prospectus for the appropriate insurance company separate account, investment company or your plan documents for information on how to direct investments in, or redemptions from, an investment option corresponding to one of the Portfolios and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Trust’s behalf.

Each Portfolio’s shares may be purchased by other investment companies, including through funds-of-funds arrangements with ING affiliated funds. In some cases, the Portfolio may serve as a primary or significant investment vehicle for a fund-of-funds. From time to time, a Portfolio may experience large investments or redemptions due to allocations or rebalancings by these funds-of-funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, a Portfolio may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover. The Advisers and Sub-Advisers will monitor transactions by the funds-of-funds and will attempt to minimize any adverse effects on the Portfolio as a result of these transactions. So long as a Portfolio accepts investments by other investment companies it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.

Frequent Trading – Market Timing

The Portfolios are intended for long-term investment and not as short-term trading vehicles. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers should not purchase shares of a Portfolio. Shares of the Portfolios are primarily sold through omnibus account arrangements with financial intermediaries, as investment options for the Variable Contracts issued by insurance companies, and as investment options for Qualified Plans. Omnibus accounts generally do not identify customers’ trading activity on an individual basis. The Portfolios’ administrator has agreements which require such intermediaries to provide detailed account information including trading history, upon request of the Portfolio.

The Portfolios rely on the financial intermediaries to monitor frequent, short-term trading within a Portfolio by their customers. You should review the materials provided to you by your financial intermediary, including, in the case of a Variable Contract, the prospectus that describes the contract, or in the case of a Qualified Plan, the plan documentation for its policies regarding frequent, short-term trading. With trading information received as a result of these agreements, a Portfolio may make a determination that certain trading activity would be harmful to the Portfolio and its shareholders,
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More Information  (continued) even if such activity is not strictly prohibited by the intermediaries’ excessive trading policy. As a result, a shareholder investing directly or indirectly in a Portfolio may have their trading privileges suspended without violating the stated excessive trading policy of the intermediary. The Portfolios reserve the right, in their sole discretion and without prior notice, to reject, restrict or refuse purchase orders, whether directly or by exchange, including purchase orders that have been accepted by a financial intermediary. The Portfolios seek assurances from financial intermediaries that they have procedures adequate to monitor and address frequent short-term trading. There is, however, no guarantee that the procedures of the financial intermediaries will be able to curtail frequent, short-term trading activity.

The Portfolios believe that market timing or frequent, short-term trading in any account, including a Variable Contract or Qualified Plan account, is not in the best interest of the Portfolios or their shareholders. Due to the disruptive nature of this activity, it can adversely impact the ability of each Adviser or a Sub-Adviser to invest assets in an orderly, long-term manner. Frequent trading can disrupt the management of the Portfolios and raise their expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; lost opportunity costs; and large asset swings that decrease the Portfolios’ ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on the Portfolios’ performance.

Portfolios that invest in foreign securities may present greater opportunities for market timers and thus be at a greater risk for excessive trading. If an event occurring after the close of a foreign market, but before the time a Portfolio computes its current NAV, causes a change in the price of the foreign security and such price is not reflected in the Portfolio’s current NAV, investors may attempt to take advantage of anticipated price movements in securities held by the Portfolios based on such pricing discrepancies. This is often referred to as “price arbitrage.” Such price arbitrage opportunities may also occur in Portfolios which do not invest in foreign securities. For example, if trading in a security held by a Portfolio is halted and does not resume prior to the time the Portfolio calculates its NAV, such “stale pricing” presents an opportunity for investors to take advantage of the pricing discrepancy. Similarily, Portfolios that hold thinly-traded securities, such as certain small-capitalization securities, may be exposed to varying levels of pricing arbitrage. The Portfolios have adopted fair valuation policies and procedures intended to reduce the Portfolios’ exposure to price arbitrage, stale pricing and other potential pricing discrepancies, however, to the extent that a Portfolio’s NAV does not immediately reflect these changes in market conditions, short-term trading may dilute the value of Portfolio shares, which negatively affects long-term shareholders.

Although the policies and procedures known to the Portfolios that are followed by the financial intermediaries that use the Portfolios and the monitoring by the Portfolios are designed to discourage frequent, short-term trading, none of these measures can eliminate the possibility that frequent, short-term trading activity in the Portfolios will occur. Moreover, decisions about allowing trades in the Portfolios may be required. These decisions are inherently subjective, and will be made in a manner that is in the best interest of a Portfolio’s shareholders.

Portfolio Holdings Disclosure Policy

A description of the policies and procedures with respect to the disclosure of each Portfolio’s portfolio securities is available in the SAI. Each Portfolio (except ING Liquid Assets Portfolio) posts its portfolio holdings schedule on its website on a calendar-quarter basis and makes it available 30 calendar days following the end of the previous calendar quarter. The portfolio holdings schedule is as of the last day of the previous calendar quarter (e.g., each Portfolio (except ING Liquid Assets Portfolio) will post the quarter ending June 30 holdings on July 31). A Portfolio may also post its complete or partial portfolio holdings on its website as of a specified date.

ING Liquid Assets Portfolio posts its portfolio holdings schedule on its website on a month-end basis and makes it available 30 calendar days after the end of the previous calendar month. The portfolio holdings schedule is as of the last day of the preceding calendar month (e.g. month-ending June 30 holdings will be posted July 31).

Each Portfolio’s portfolio holdings schedule will, at a minimum, remain available on the Portfolios’ website until the Portfolio files a Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the website information is current. The Portfolios’ website is located at www.ingfunds.com.

Reports to Shareholders

The fiscal year of each Portfolio ends on December 31. Each Portfolio will send financial statements to its shareholders at least semi-annually. An annual shareholder report containing financial statements audited by the independent registered public accounting firm will be sent to shareholders each year.

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Net Asset Value

The NAV per share for each class of each Portfolio is determined each business day as of Market Close on the NYSE. The Portfolios are open for business every day the NYSE is open. The NYSE is closed on all weekends and on all national holidays and Good Friday. Portfolio shares will not be priced on those days. The NAV per share of each class of each Portfolio is calculated by taking the value of the Portfolio’s assets attributable to that class, subtracting the Portfolio’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding.

In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest, approximates market value. Securities prices may be obtained from automated pricing services. Shares of investment companies held by a Portfolio will generally be valued at the latest NAV reported by those companies. The prospectuses for those investment companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Trading of foreign securities may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may occur on weekends or holidays when a Portfolio’s NAV is not calculated. As a result, the NAV of a Portfolio may change on days when shareholders will not be able to purchase or redeem a Portfolio’s shares.

When market quotations are not available or are deemed unreliable, the Portfolio will use a fair value for the security that is determined in accordance with procedures adopted by a Portfolio’s Board. The types of securities for which such fair value pricing might be required include, but are not limited to:

  Foreign securities, where a foreign security whose value at the close of the foreign market on which it principally trades likely would have changed by the time of the close of the NYSE, or the closing value is otherwise deemed unreliable;
  Securities of an issuer that has entered into a restructuring;
  Securities whose trading has been halted or suspended;
  Fixed-income securities that have gone into default and for which there are no current market value quotations; and
  Securities that are restricted as to transfer or resale.

The Portfolios or the Advisers may rely on the recommendations of a fair value pricing service approved by the Portfolios’ Board in valuing foreign securities. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. Each Adviser makes such determinations in good faith in accordance with procedures adopted by the Portfolios’ Board. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a Portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Portfolio determines its NAV per share.

When an insurance company or Qualified Plan is buying shares of the Portfolios, it will pay the NAV that is next calculated after the order from the insurance company’s Variable Contract holder or Qualified Plan participant is received in proper form. When an insurance company or Qualified Plan is selling shares, it will normally receive the NAV that is next calculated after the order from the insurance company’s Variable Contract holder or Qualified Plan participant is received in proper form.

ING Liquid Assets Portfolio uses the amortized cost method to value its portfolio securities and seeks to maintain a constant NAV of $1.00 per share, although there may be circumstances under which this goal cannot be achieved. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates or the market value of the security. Although the Portfolio’s Board has established procedures designed to stabilize, to the extent reasonably possible, the share price of the Portfolio, there can be no assurance that the Portfolio’s NAV can be maintained at $1.00 per share.

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Management of the Portfolios

Advisers

DSL, a Delaware limited liability company, serves as the investment adviser to each of the Portfolios except ING Clarion Global Real Estate Portfolio. ING Investments, an Arizona limited liability company, serves as the investment adviser to ING Clarion Global Real Estate Portfolio. DSL and ING Investments have overall responsibility for the management of each of their respective Portfolios. DSL and ING Investments provide or oversee all investment advisory and portfolio management services for each of their respective Portfolios. DSL and ING Investments are registered with the SEC as investment advisers and DSL is registered with FINRA as a broker-dealer.

On December 29, 2006, an internal reorganization was undertaken in which Directed Services, Inc. (“DSI”), a former adviser to the Portfolios except ING Clarion Global Real Estate Portfolio, was reorganized into a limited liability company and it became a wholly-owned subsidiary of ING Life Insurance and Annuity Company. The resulting company was DSL, a registered investment adviser and broker-dealer. As a result of this reorganization, DSI’s advisory contracts were assumed by DSL.

DSL and ING Investments are indirect, wholly-owned subsidiaries of ING Groep. ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services to over 75 million private, corporate and institutional clients in more than 50 countries. With a diverse workforce of about 125,000 people, ING comprises a broad spectrum of prominent companies that increasingly serve their clients under the ING brand.

As of December 31, 2008, DSL managed approximately $34.2 billion in registered investment company assets. DSL’s principal offices are located at 1475 Dunwoody Drive, West Chester, PA 19380. ING Investments became an investment management firm in April 1995, and serves as investment adviser to registered investment companies as well as structured finance vehicles. ING Investments’ principal offices are located at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258. As of December 31, 2008, ING Investments had approximately $35.7 billion in registered investment company assets.

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Management of the Portfolios (continued)

Advisory Fees

DSL or ING Investments receive a monthly fee for their services based on the average daily net assets of each of their respective Portfolios (or the combined net assets of two or more Portfolios).

The following table shows the aggregate annual advisory fee paid by each Portfolio for the most recent fiscal year and to be paid by ING PIMCO Global Advantage Bond Portfolio for the current year as a percentage of each Portfolio’s average daily net assets:

Portfolio	Advisory Fees (as a % of average daily net assets)
ING AllianceBernstein Mid Cap Growth	0.77%
ING Artio Foreign	0.87%
ING BlackRock Large Cap Growth	0.80%
ING Clarion Global Real Estate	0.79%
ING Evergreen Health Sciences	0.75%
ING Evergreen Omega	0.60%
ING FMRSM Diversified Mid Cap	0.63%
ING Franklin Income	0.64%
ING Global Resources	0.64%
ING Janus Contrarian	0.74%
ING JPMorgan Emerging Markets Equity	1.25%
ING Liquid Assets	0.26%
ING Marsico Growth	0.77%
ING Marsico International Opportunities	0.54%
ING MFS Total Return	0.66%
ING MFS Utilities	0.60%
ING Multi-Manager International Small Cap(1)	1.00%
ING Oppenheimer Main Street®	0.66%
ING PIMCO Total Return Bond	0.56%
ING Pioneer Mid Cap Value	0.64%
ING T. Rowe Price Capital Appreciation	0.64%
ING T. Rowe Price Equity Income	0.64%
ING Templeton Global Growth	0.88%
ING Van Kampen Capital Growth	0.65%
ING Van Kampen Global Franchise	0.97%
ING Van Kampen Growth and Income	0.64%
(1)	Because the Portfolio did not have a full calendar year of operations as of December 31, 2008, the advisory fee foe the Portfolio reflects the current contract rate.

For more information regarding the Board’s approval of the investment advisory and investment sub-advisory relationships, please refer to the Portfolios’ annual shareholder report dated December 31, 2008.

Sub-Advisers

The Advisers have engaged one or more sub-advisers to provide the day-to-day management of each Portfolio’s portfolio. Some of these sub-advisers are affiliates of DSL and ING Investments, and some are independent.

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Management of the Portfolios (continued) DSL and ING Investments, subject to the supervision of the Board, each act as a ‘‘manager-of-managers’’ for their respective Portfolios. DSL and ING Investments delegate to the sub-advisers of the Portfolios the responsibility for investment management, subject to DSL’s or ING Investments’ oversight. DSL and ING Investments are responsible for monitoring the investment program and performance of the sub-advisers of the Portfolios.

From time to time, DSL or ING Investments may also recommend the appointment of additional sub-advisers or replacement of non-affiliated sub-advisers to the the Portfolios’ Board. It is not expected that DSL or ING Investments would normally recommend replacement of an affiliated sub-adviser as part of their oversight responsibilities. The Portfolios, DSL and ING Investments have received exemptive relief from the SEC to permit DSL or ING Investments, with the approval of the the Portfolios’ Board, to appoint an additional non-affiliated sub-adviser or to replace an existing sub-adviser with a non-affiliated sub-adviser as well as change the terms of a contract with a non-affiliated sub-adviser, without submitting the contract to a vote of the shareholders. A Portfolio will notify shareholders of any change in the identity of the sub-adviser of the Portfolio or the addition of a sub-adviser to the Portfolio. In this event, the name of a Portfolio and its investment strategies may also change.

Under the terms of a sub-advisory agreement, an agreement can be terminated by either DSL, ING Investments or the Portfolios’ Board. In the event a sub-advisory agreement is terminated, the sub-adviser may be replaced subject to any regulatory requirements or DSL or ING Investments may assume day-to-day investment management of the Portfolios.

ING AllianceBernstein Mid Cap Growth Portfolio

AllianceBernstein L.P.

AllianceBernstein L.P. (“AllianceBernstein”) is a leading global investment management firm supervising client accounts with assets totaling approximately $462 billion, as of December 31, 2008. AllianceBernstein provides investment management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. AllianceBernstein is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. The principal address of AllianceBernstein is 1345 Avenue of the Americas, New York, NY 10105.

As of December 31, 2008, AllianceBernstein Holding L.P. owns approximately 34.3% of the units of limited partnership interest in AllianceBernstein. AXA Financial, Inc. owns approximately 62% of the outstanding publicly traded AllianceBernstein Holding Units and approximately 1% of the outstanding AllianceBernstein Units which, including the general partnership interests AllianceBernstein and AllianceBernstein Holding, represents a 62.4% economic interest in AllianceBernstein. AXA Financial, Inc. is a wholly-owned subsidiary of AXA, one of the largest global financial services organizations.

The following individuals jointly share responsibility for the day-to-day management of the Portfolio and have co-managed the Portfolio since November 2008:

Bruce K. Aronow, Senior Vice President, Portfolio Analyst/Manager and US Small/SMID Cap Growth Team Leader, serves as team leader for the US Small/SMID Cap Growth products, a role he’s held since 2000. He is also responsible for research and portfolio management for the US Small/SMID Cap Growth consumer and commercial sectors. Prior to joining the firm in 1999, Mr. Aronow was responsible for research and portfolio management for the small cap consumer and autos/transportation sectors at INVESCO (NY) (formerly Chancellor Capital Management). He joined Chancellor in 1994 as a small cap analyst primarily focusing on autos/transportation, specialty finance and consumer-related companies. Previously, Mr. Aronow was a senior associate with Kidder, Peabody & Company for five years. He served as a recent graduate member on the Board of Trustees of Colgate University from 1990-1993. Mr. Aronow is a CFA Charterholder.

William D. Baird, Senior Vice President and Senior Portfolio Manager for AllianceBernstein’s US Growth Equity and US Research Growth services. Mr. Baird joined the US Research Growth team in September 2008, in addition to his responsibilities on the US Growth team. He joined Alliance Capital in 1994 as a quantitative analyst before moving into Portfolio Management. Prior to joining the firm, Mr. Baird was an assistant portfolio manager in the domestic equity group at Chase Manhattan’s Private Bank for one year.

John Fogarty, Sr. Vice President and Head of Alliance Mid Cap Growth, was a portfolio manager on the Alliance Large Cap Growth team from 1997-2003. Mr. Fogarty left Alliance in 2003 to spend nearly three years engaged in long/short hedge fund management with a focus on the consumer sector. He returned to AllianceBernstein in 2006 to co-manage
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Management of the Portfolios (continued) the AllianceBernstein Mid Cap Growth portfolio. In that role, Mr. Fogarty focused on building out the firm’s fundamental research capabilities on mid-cap stocks. Mr. Fogarty began his career performing quantitative research and portfolio analytics at Alliance Capital in 1992. Mr. Fogarty is a CFA Charterholder.

Lisa A. Shalett, Executive Vice President of AllianceBernstein and Global Head of Alliance Growth Equities, joined Bernstein in 1995 and has been Executive Vice President of AllianceBernstein since November 2002. In February 2007, she joined the management team of Alliance Growth Equities as the Global Research Director and was named Global Head of Growth Equities in January 2008. For the four years prior, Ms. Shalett was Chair and Chief Executive Officer of Sanford C. Bernstein LLC, the firm’s institutional research brokerage business. Previously, Ms. Shalett served as Director of Global Research for the sell side and served as senior research analyst covering capital goods and diversified industrials and was among the top rated by clients in external polls. Before joining Bernstein, she spent six years as a management consultant at the Boston Consulting Group in New York, covering consumer and technology-intensive industries.

Vadim Zlotnikov, Executive Vice President, was named Chief Investment Officer of Growth Equities and head of Growth Portfolio Analytics in January 2008. Among his roles is primary responsibility for overseeing the development and implementation of quantitative tools in applications ranging from portfolio construction to risk management to new product design. Before undertaking his current position, he was the chief investment strategist for Sanford C. Bernstein’s institutional research unit from 2002 to 2007, where he was responsible for developing portfolio recommendations for the U.S. market. Additionally he was responsible for separate Quantitative Analysis and Technology Sector Strategy products. Previously, Mr. Zlotnikov was an analyst covering PC and semiconductor industries, and launched the Technology Strategy product in 1996. Prior to joining the firm in 1992, he spent six years as a management consultant with Booz, Allen & Hamilton, conducting a broad range of strategic and operational studies for technology companies. Mr. Zlotnikov also worked for Amoco Technology Company as a director of electronic ventures, and spent two years as a research engineer with AT&T Bell Laboratories. He was named to the Institutional Investor All-America Research Team in Semiconductor Components, Strategy, and Quantitative Research categories.

ING Artio Foreign Portfolio

Artio Global Management LLC

Since September 2, 2003, Artio Global Management LLC (“Artio Global”), formerly Julius Baer Investment Management LLC, has served as the Sub-Adviser to the Portfolio. Artio Global is a Delaware limited liability company which is a wholly-owned subsidiary of Artio Global Investors Inc. (formerly, Julius Baer Americas Inc.) which in turn is a wholly-owned subsidiary of Swiss-based Julius Baer Holding Ltd. As of December 31, 2008, Artio Global Management LLC has over $45 billion in assets under management and specializes in the management of international and global equities and fixed-income portfolios. The principal address of Artio Global Investors Inc. is 330 Madison Avenue, New York, New York 10017.

The following individuals jointly share responsibility for the day-to-day management of the Portfolio and have co-managed the Portfolio since September 2003.

Richard Pell, Chief Investment Officer and Chief Executive Officer, has been with Artio Global since January 1995.

Rudolph-Riad Younes, CFA, Managing Director and Head of International Equity, has been with Artio Global since September 1993.

ING BlackRock Large Cap Growth Portfolio

BlackRock Investment Management, LLC

BlackRock Investment Management, LLC (“BlackRock Investment Management”) serves as the Sub-Adviser to the Portfolio, and is an indirect wholly-owned subsidiary of BlackRock, Inc. The principal address of BlackRock Investment Management is 800 Scudders Mill Rd., Plainsboro, NJ 08536.

As of December 31, 2008, BlackRock Investment Management and its affiliates had over $1.31 trillion in investment company and other portfolio assets under management.

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Management of the Portfolios (continued) The Portfolio is supported by a team of investment professionals who are responsible for investment research and selection. Robert C. Doll, Jr. is the Portfolio’s portfolio manager and Daniel Hanson is the Portfolio’s associate portfolio manager. Mr. Doll is primarily responsible for the day-to-day management of the Portfolio and has manged the Portfolio since its inception. Mr. Hanson has co-managed the Portfolio since March 2008.

Robert C. Doll, CFA, Vice Chairman and Director of BlackRock Investment Management is BlackRock’s Global Chief Investment Officer for Equities and a member of the Executive, Operating and Leadership Committees. Mr. Doll is also head of the U.S. Large Cap Series equity team and has primary portfolio management responsibility for these products. Mr. Doll’s service with BlackRock Investment Management dates back to 1999, including his years with Merrill Lynch Investment Managers (“MLIM”), which merged with BlackRock Investment Management in 2006. At MLIM, he served as the President and Chief Investment Office, Senior Portfolio Manager and Team Leader. He was also a member of the Merrill Lynch & Co., Inc. Executive Management Committee and was the Senior Fund Manager of the Merrill Lynch Large Cap Series Funds. Mr. Doll joined MLIM in June 1999 as the Chief Investment Officer for Equities, and later that year was promoted to the position of Global Chief Investment Officer. Prior to joining MLIM, Mr. Doll served as the Chief Investment Officer of Oppenheimer Funds, Inc., during which time he directed a 100-member investment staff and managed the firm’s $100 billion in assets. In addition, he served as a member of the Executive Committee.

Daniel Hanson, CFA, Director and associate portfolio manager is a member of BlackRock’s U.S. Large Cap Series equity team. Mr. Hanson’s service with BlackRock Investment Management dates back to 2003, including his years with Merrill Lynch Investment Managers (“MLIM”), which merged with BlackRock Investment Management in 2006. At MLIM, he was responsible for fundamental research for large cap equities. Prior to joining MLIM in 2003, he was an investment banker at Bear Stearns advising on equity and debt financings and mergers and acquisitions in the healthcare sector. Earlier at Bear Stearns he was a high-yield securities analyst, focusing on healthcare and financials. Prior to that, he traded collateralized mortgage obligations, and was assistant portfolio manger in charge of fixed-income accounts at Pine Tree Capital. He began his career on Wall Street as a research analyst for economist Sam Nakagama.

ING Clarion Global Real Estate Portfolio

ING Clarion Real Estate Securities L.P.

Founded in 1969, ING Clarion Real Estate Securities L.P. (“ING CRES”), a Delaware limited partnership, is registered with the SEC as an investment adviser. ING CRES is an indirect, wholly-owned subsidiary of ING Groep and is an affiliate of ING Investments. The principal address of ING CRES is 201 King of Prussia Road, Suite 600, Radnor, PA 19087. ING CRES is in the business of providing investment advice to institutional and individual client accounts that, as of December 31, 2008, were valued at approximately $10.8 billion.

The following individuals jointly share responsibility for the day-to-day management of the Portfolio. Ms. Ferguson and Mr. Burton have co-managed the Portfolio since January 2006 and Mr. Smith has co-managed the Portfolio since February 2007.

Steven D. Burton, Managing Director and Portfolio Manager, is a member of ING CRES’ Investment Committee. He is also responsible for evaluating the investment potential of public real estate companies outside of the United States. Mr. Burton joined ING CRES in 1995.

T. Ritson Ferguson, Chief Investment Officer (“CIO”) and Portfolio Manager. Mr. Ferguson has served as Co-CIO and more recently CIO of ING CRES since 1991.

Joseph P. Smith, Managing Director and Portfolio Manager, is a member of the Investment Policy Committee. Mr. Smith joined ING CRES in 1997.

ING Evergreen Health Sciences Portfolio and ING Evergreen Omega Portfolio

Evergreen Investment Management Company, LLC

Evergreen Investment Management Company, LLC (“EIMC”) is the Sub-Adviser for the Portfolio. EIMC has been managing mutual funds and private accounts since 1932 and managed over $175 billion in assets for the Evergreen funds as of December 31, 2008. The principal address of EIMC is 200 Berkeley Street, Boston, Massachusetts 02116-5034.

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Management of the Portfolios (continued) ING Evergreen Health Sciences Portfolio

The following individual is responsible for the day-to-day management of the ING Evergreen Health Sciences Portfolio and has managed the Portfolio since March, 2007.

Robert Junkin, Portfolio Manager, served as a portfolio manager for John Hancock Financial Services from 2003 to March 2007. Previously, he served as an investment analyst and co-manager for Pioneer Investments from 1997 through 2002.

ING Evergreen Omega Portfolio

The following individual is responsible for the day-to-day management of the ING Evergreen Omega Portfolio and has managed the Portfolio since June 2006.

Aziz Hamzaogullari is a Managing Director and Director of Research with the Fundamental Equity Team at EIMC. He has been with EIMC since 2001 and previously served as a Senior Equity Analyst for Manning & Napier Advisers, Inc.

ING FMRSM Diversified Mid Cap Portfolio

Fidelity Management & Research Company

While Fidelity Management & Research Company (“FMR LLC”) is the sub-adviser to the Portfolio, the day to day management decisions for the Portfolio are made by Fidelity Management & Research Company, Inc. (“FMRC”), a wholly-owned subsidiary of FMR LLC, which serves as sub-sub-adviser to the Portfolio. FMR LLC as successor by merger to FMR Corp., is the ultimate parent company of FMR and FMRC. The voting common shares of FMR LLC are divided into two series. Series B is held predominantly by members of the Edward C. Johnson III family, directly or through trust and limited liability companies, and is entitled to 49% of the vote on any matter acted upon by the voting common shares. Series A is held predominantly by non–Johnson family member employees of FMR LLC and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Series B shareholders have entered into a shareholders’ voting agreement under which all Series B shares will be voted in accordance with the majority vote of Series B shares. Under the 1940 Act, as amended, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting securities of that company. Therefore, through their ownership of voting common shares and the execution of the shareholders’ voting agreement, members of the Johnson family may be deemed, under the 1940 Act, as amended, to form a controlling group with respect to FMR LLC.

The principal address of FMR and FMRC is 82 Devonshire Street, Boston, MA 02109. As of December 31, 2008, FMR managed approximately $1,246.8 billion in mutual fund assets.

The following individual is responsible for the day-to-day management of the Portfolio and has managed the Portfolio since February 2004.

Tom Allen, Vice President of FMR and Portfolio Manager joined Fidelity Investments in 1995. Since that time, Mr. Allen has worked as a research analyst and manager.

ING Global Resources Portfolio and ING Liquid Assets Portfolio

ING Investment Management Co.

ING Investment Management Co. (“ING IM”), a Connecticut corporation, serves as the Sub-Adviser to the Portfolio. ING IM also serves as an investment adviser to other registered investment companies (or series thereof), as well as to privately managed accounts.

Founded in 1972, ING IM is registered as an investment adviser with the SEC. ING IM is an indirect, wholly-owned subsidiary of ING Groep and is an affiliate of the Adviser. ING IM has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972.

As of December 31, 2008, ING IM managed approximately $54.3 billion in assets. The principal address of ING IM is 230 Park Avenue, New York, New York 10169.

ING Global Resources Portfolio

The following individuals jointly share responsibility for the day-to-day management of the ING Global Resources Portfolio. Mr. Powers has co-managed the Portfolio since December 2007 and Mr. Corapi has co-managed the Portfolio since January 2009.

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Management of the Portfolios (continued) Christopher F. Corapi, Portfolio Manager and Director of Fundamental Equity Research, joined ING IM in February 2004. Prior to joining ING IM, Mr. Corapi served as Global Head of Equity Research at Federated Investors since 2002. He served as Head of U.S. Equities and portfolio manager at Credit Suisse Asset Management beginning in 2000 and Head of Emerging Markets Research at JPMorgan Investment Management beginning in 1998.

David Powers, CFA, joined ING IM in June 2007 as a Senior Sector Analyst on the fundamental research team, covering the telecommunication services, utilities, and materials sectors. Prior to joining ING IM, Mr. Powers has held several senior investment positions including portfolio manager with Federated Investors since June 2001. Prior to that, he was associate director of research for global equities. Mr. Powers began his investment career at the State Teachers Retirement System of Ohio and held numerous positions including co-portfolio manager.

ING Liquid Assets Portfolio

The following individual is responsible for the day-to-day management of the ING Liquid Assets Portfolio and has managed the Portfolio since November 2004.

David S. Yealy, Portfolio Manager, joined ING IM in November 2004. Prior to joining ING IM, he was a Managing Director with Trusco Capital Management (“Trusco”) where he was responsible for over $9 billion of assets under management. Mr. Yearly joined Trusco in 1991 and during his 13 year tenure he was instrumental in the development and marketing of that firm’s cash management business.

ING Franklin Income Portfolio

Franklin Advisers, Inc.

The Adviser has engaged Franklin Advisers, Inc. (“Franklin”) to serve as Sub-Adviser to the ING Franklin Income Portfolio. Franklin is a wholly-owned subsidiary of Franklin Resources, Inc. The principal addres of Franklin is One Franklin Parkway, San Mateo, California 94403-1905. As of December 31, 2008, Franklin and its affiliates had over $416 billion in assets under management.

The following individuals jointly share responsibility for the day-to-day management of the Portfolio and have co-managed the Portfolio since April 2006.

Charles B. Johnson, has served as Chairman of the Board of Franklin Resources, Inc. as well as Director of various Franklin Templeton Funds since 2003. From 1969 to December 2003, Mr. Johnson served as the CEO of Franklin. He joined Franklin in 1957.

Edward D. Perks, CFA is Senior Vice President of Franklin. Since 1994, Mr. Perks has worked as a research analyst and portfolio manager at Franklin. He joined Franklin in 1992.

ING Janus Contrarian Portfolio

Janus Capital Management LLC

Janus Capital Management LLC (“Janus Capital”) and its predecessor firm have managed the Portfolio since its inception. Janus Capital has been an investment adviser since 1969 and provides advisory services to managed accounts and investment companies. The principal address of Janus Capital is 151 Detroit Street, Denver, Colorado 80206.

Janus Capital is a direct subsidiary of Janus Capital Group Inc. (“JCG”) which owns approximately 95% of Janus Capital, with the remaining 5% held by Janus Management Holdings Corporation. JCG is a publicly traded company with principal operations in the financial asset management businesses. As of December 31, 2008, JCG assets under management were approximately $123.5 billion.

The following individual is responsible for the day-to-day management of the Portfolio and has managed the Portfolio since October 2000.

David C. Decker, CFA, Portfolio Manager, is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1992 as a research analyst and has acted as Portfolio Manager of other Janus-advised mutual funds since 1996.

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Management of the Portfolios (continued) ING JPMorgan Emerging Markets Equity Portfolio

J.P.Morgan Investment Management Inc.

J.P. Morgan Investment Management Inc. (“JPMorgan”) serves as the Sub-Adviser to the Portfolio and is an indirect wholly-owned subsidiary of JPMorgan Chase & Co., a bank holding company. JPMorgan also provides discretionary investment services to institutional clients and is principally located at 245 Park Avenue, New York, New York 10167. As of December 31, 2008, JPMorgan and its affiliates had $1.133 trillion in assets under management.

The following individuals jointly share responsibility for the day-to-day management of the Portfolio. Mr. Forey has co-managed the Portfolio since April 2005. Mr. Ansary and Mr. Mattiko have co-managed the Portfolio since September 2005. Mr. Richdale and Mr. Titherington have co-managed the Portfolio since February 2009.

Ashraf el Ansary, Portfolio Manager, has been an employee at JPMorgan since 1999 and is a Global Emerging Markets Portfolio Manager. Prior to joining the Global Team, Mr. el Ansary was an investment manager responsible for Eastern and Emerging European equities and is a Middle Eastern country specialist within the Emerging Markets Equity Team.

Austin Forey, Primary Portfolio Manager and Managing Director, has been at JPMorgan (or one of its predecessors) since 1988 and is responsible for Global Emerging Markets portfolios, a role he has fulfilled since 1994. Prior to this he worked in the UK market, where he was deputy head of UK research.

Greg Mattiko, CFA and Portfolio Manager, CFA joined the Emerging Markets Equity Team in 2002 and brings a decade of experience to this role. Prior to joining JPMorgan, Mr. Mattiko was a director of portfolio management for Value Management & Research AG, based in Kronberg, Germany for seven years, where he was responsible for European Long/Short, European Technology, Global, and U.S. equity funds.

Luke Richdale, Vice President, is a Portfolio Manager for Global Emerging Markets equities in the Emerging Markets Equity Team. An employee since 1993, Luke was previously managing Latin American portfolios and responsible for equity research for the South African market. Prior to this he worked as an investment manager covering Mediterranean markets in the EMEA region. Before this, Luke worked in the Group’s Bahrain office as a manager focusing on Middle Eastern capital markets.

Richard Titherington, Managing Director, is the chief investment officer and is head of the Emerging Markets Equity Team. An employee since 1986, Richard transferred to the Pacific Regional Group in 1994. He was appointed as a managing director in April 2001 and appointed global head of the emerging markets business in December 2001. Prior to 1994, Richard was a US and international pension fund manager, working in the UK until he transferred to Hong Kong in 1992. Before joining the firm, Richard spent two years as an analyst with UKPI in London.

ING Marsico Growth Portfolio and ING Marsico International Opportunities Portfolio

Marsico Capital Management, LLC

Marsico Capital Management, LLC (“Marsico”) is located at 1200 Seventeenth Street, Suite 1600, Denver, Colorado 80202. Marsico was organized in September 1997 as a registered investment adviser and is an independently-owned investment management firm. Marsico provides investment services to mutual funds and private accounts and, as of December 31, 2008, had approximately $56 billion under management. Thomas F. Marsico is the founder and Chief Executive Officer of Marsico.

ING Marsico Growth Portfolio

The following individual is responsible for the day-to-day management of the ING Marsico Growth Portfolio and has managed the Portfolio since January 2003.

Thomas F. Marsico is the Chief Investment Officer of Marsico and manages the investment program of the ING Marsico Growth Portfolio. Mr. Marsico has over 20 years of experience as a securities analyst and a portfolio manager.

ING Marsico International Opportunities Portfolio

The following individual is responsible for the day-to-day management of the ING Marsico International Opportunities Portfolio and has managed the Portfolio since April 2005.

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Management of the Portfolios (continued) James G. Gendelman, Portfolio Manager, joined Marsico in May 2000. Prior to that, Mr. Gendelman spent 13 years as a Vice President of International Sales for Goldman, Sachs & Co. Mr. Gendelman was a certified public accountant for Ernst & Young from 1983-1985.

ING MFS Total Return Portfolio and ING MFS Utilities Portfolio

Massachusetts Financial Services Company

Massachusetts Financial Services Company (“MFS”) has managed the Portfolio since its inception. MFS is the oldest U.S. mutual fund organization. MFS and its predecessor organizations have managed money since 1924 and founded the first mutual fund in the United States. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services organization). The principal address of MFS is 500 Boylston Street, Boston, Massachusetts 02116. Net assets under management of the MFS organization were approximately $127.6 billion as of December 31, 2008.

ING MFS Total Return Portfolio

The following individuals jointly share responsibility for the day-to-day management of the ING MFS Total Return Portfolio. Mr. Gorham and Mr. Roberge have co-managed the Portfolio since 2002. Mr. Douglas and Mr. Taylor have co-managed the Portfolio since 2004. Mr. Hawkins has co-managed the Portfolio since 2005, Mr. Chitkara since 2006, and Mr. Marston since 2008.

Nevin P. Chitkara, Portfolio Manager, is an Investment Officer of MFS and has been employed in the investment management area of MFS since 1997.

William P. Douglas, Investment Officer of MFS and Portfolio Manager, has been employed in the MFS investment management area since 2004 and has over 17 years of investment experience. Prior to 2004, Mr. Douglas spent 10 years as Vice President and Senior Mortgage Analyst for Wellington Management Company, LLP.

Steven R. Gorham, Investment Officer of MFS and Portfolio Manager, has been employed in the MFS investment management area since 1992.

Richard O. Hawkins, CFA, Investment Officer of MFS, and Portfolio Manager has been employed in the MFS investment management area since 1988.

Joshua P. Marston serves as a Debt Securities Portfolio Manager and has been employed in the MFS investment management area since 1999.

Michael W. Roberge, Executive Vice President, Chief Investment Officer and Portfolio Manager, has been employed in the MFS investment management area since 1996.

Brooks Taylor, Investment Officer of MFS, Portfolio Manager, and leader of the team, has been employed in the MFS investment management area since 1996.

ING MFS Utilities Portfolio

The following individuals jointly share responsibility for the day-to-day management of the ING MFS Utilities Portfolio and have co-managed the Portfolio since April 2005.

Robert D. Persons, CFA, is an Investment Officer of MFS and Portfolio Manager. Mr. Persons has been employed in the investment management area of MFS since 2000.

 Maura A. Shaughnessy is an Investment Officer of MFS and Portfolio Manager. Ms. Shaughnessy has been employed in the investment management area of MFS since 1991.

ING Multi-Manager International Small Cap Portfolio

American Century Global Investment Management, Inc.

American Century Global Investment Management, Inc. (“American Century”) is located at 666 3rd Avenue, 23rd Floor, New York, New York 10017 and has been managing mutual funds since 2005. American Century is a wholly-owned subsidiary of American Century Investment Management, Inc. which has been managing mutual funds since 1958 and is headquartered at 4500 Main Street, Kansas City, Missouri 64111. As of December 31, 2008, American Century and American Century Investment Management, Inc. had assets under management of approximately $70.2 billion.

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Management of the Portfolios (continued) The following individuals jointly share responsibility for the day-to-day management of the American Century portion of the Portfolio.

Brian Brady, Vice President and Senior Portfolio Manager, joined American Century Investments in June 1994 and became a portfolio manager in November 1998.

Mark S. Kopinski, Chief Investment Officer - International Equity, Senior Vice President and Senior Portfolio Manager, rejoined American Century Investments in April 1997 as a portfolio manager.

Schroder Investment Management North America, Inc.

Schroder Investment Management North America, Inc. (“Schroders”) is located at 875 Third Avenue, 22nd Floor, New York, New York 10022. Schroders has been a registered investment adviser, together with its predecessor since 1968, and is a part of a worldwide group of financial services companies. Schroders currently serves as an investment adviser to other mutual funds and a broad range of institutional investors. As of December 31, 2008, Schroders, together with its affiliated companies, managed approximately $185 billion in assets. Schroders plc., organized in 1804, is the ultimate parent of Schroders.

The following individual is primarily responsible for the day-to-day management of the Schroders portion of the Portfolio.

Matthew Dobbs, Portfolio Manager, joined Schroders in 1981 and is Head of Global Small Cap Equities for Schroder plc and Schroder Ltd and a member of the Global/EAFE equity team.

ING Oppenheimer Main Street Portfolio®

OppenheimerFunds, Inc.

OppenheimerFunds, Inc. (“OppenheimerFunds”), Sub-Adviser to the Portfolio, has been an investment adviser since January 1960. The principal address of OppenheimerFunds is Two World Financial Center, 225 Liberty Street – 11th Floor, New York, New York 10281-1008. The Sub-Adviser and its subsidiaries and controlled affiliates managed over $145 billion in assets as of December 31, 2008 including other Oppenheimer funds, with more than 6 million shareholder accounts.

The following individuals jointly share responsibility for the day-to-day management of the Portfolio. Dr. Reinganum has co-managed the Portfolio since November 2004. Mr. Zavanelli and Dr. Zhou have co-managed the Portfolio since June 2008.

Dr. Marc Reinganum has been a Vice President of OppenheimerFunds since September 2002 and is the Director of Quantitative Research and Portfolio Strategist for Equities. He formerly held the Mary Jo Vaughn Rauscher Chair in Financial Investments at Southern Methodist University since 1995. At Southern Methodist University, he also served as the Director of the Finance Institute, Chairman of the Finance Department, President of the Faculty at the Cox School of Business and member of the Board of Trustee Investment Committee.

Mr. Zavanelli, CFA, has been a portfolio manager of OppenheimerFunds since July 1999 and a Vice President of OppenheimerFunds since November 2000. Prior to joining OppenheimerFunds in April 1998, Mr. Zavanelli was President of Waterside Capital Management, a registered investment adviser, from August 1995 through April 1998. He is a portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

Dr. Wentong Alex Zhou, CFA, has been a senior quantitative analyst of OppenheimerFunds since June 1999, assisting in the management and maintenance of the quantitative models for the Main Street Funds. He has been a portfolio manager of OppenheimerFunds since January 2007 and an Assistant Vice President of OppenheimerFunds since 2001. He is a portfolio manager of other portfolios in the OppenheimerFunds complex.

ING PIMCO Total Return Bond Portfolio

Pacific Investment Management Company LLC

Organized in 1971, Pacific Investment Management Company LLC (“PIMCO”) provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. The principal address of PIMCO is 840 Newport Center Drive, Newport Beach, California 92660. As of December 31, 2008, PIMCO had over $747 billion in assets under management.

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Management of the Portfolios (continued) PIMCO, a Delaware limited liability company, is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI LP”). Allianz SE (“Allianz SE”) is the indirect majority owner of AGI LP. Allianz SE is a European-based, multinational insurance and financial services holding company.

ING PIMCO Total Return Bond Portfolio

The following individual is responsible for the day-to-day management of the ING PIMCO Total Return Bond Portfolio and has managed the Portfolio since May 2007.

William H. Gross, CFA, Managing Director, Chief Investment Officer, and Portfolio Manager, was a founding partner of PIMCO in 1971. Mr. Gross heads PIMCO’s investment committee, which is responsible for the development of major investment themes and sets targets for various portfolio characteristics in accounts managed by PIMCO, including for the Portfolio. Mr. Gross has over 30 years of investment experience.

ING Pioneer Mid Cap Value Portfolio

Pioneer Investment Management, Inc.

Pioneer Investment Management, Inc. (“Pioneer”) is an indirect, wholly-owned subsidiary of UniCredito Italiano SpA, one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. The principal address of Pioneer is 60 State Street, Boston, Massachusetts 02109. As of December 31, 2008, assets under management were approximately $213 billion worldwide, including over $49 billion in assets under management by Pioneer.

The following individuals jointly share responsibility for the day-to-day management of the Portfolio. Mr. Horan has co-managed the Portfolio since May 2006 and Mr. Wright has co-managed the Portfolio since April 2005. Mr. Wright and Mr. Horan are supported by the domestic equity team. The team manages other Pioneer mutual funds investing primarily in U.S. equity securities. They may also draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer’s affiliate, Pioneer Investment Management Limited.

Timothy Horan, Assistant Portfolio Manager, joined Pioneer in 2005 as an assistant portfolio manager. Prior to joining Pioneer, Mr. Horan was employed as an analyst at Boston Partners from 2004 to 2005 and at State Street Research from 1998 to 2004.

J. Rodman Wright, Portfolio Manager, is a Senior Vice President of Pioneer. He joined Pioneer in 1994 as an analyst and has been an investment professional since 1988.

ING T. Rowe Price Capital Appreciation Portfolio and ING T. Rowe Price Equity Income Portfolio

T. Rowe Price Associates, Inc.

T. Rowe Price Associates, Inc. (“T. Rowe Price”) was founded in 1937 by the late Thomas Rowe Price, Jr. and is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly held financial services holding company. The principal address of T. Rowe Price is 100 East Pratt Street, Baltimore, Maryland 21202. As of December 31, 2008, the firm and its affiliates managed over $276.3 billion in assets.

ING T. Rowe Price Capital Appreciation Portfolio

The following individual is responsible for the day-to-day management of the ING T. Rowe Price Capital Appreciation Portfolio. Mr. Giroux became Co-Chairman of the Portfolio’s Advisory Committee effective July 2006. He became the sole Chairman of the Committee for the Portfolio effective July 2007.

David R. Giroux, CFA, a Vice President of T. Rowe Price, joined T. Rowe Price in 1998, and serves as a Portfolio Manager in the Equity Division. He is President and Chairman of the T. Rowe Price Capital Appreciation Fund. He is co-executive chairman and also serves on the Investment Advisory Committee for a number of the firm’s U.S. Large-Cap Value Strategies.
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Management of the Portfolios (continued)

ING T. Rowe Price Equity Income Portfolio

The following individual is responsible for the day-to-day management of the ING T. Rowe Price Equity Income Portfolio. Mr. Rogersis the Committee Chair of the Investment Advisory Committee that has managed the Portfolio since March 1999.

Brian Rogers works with the Committee in developing and executing the Portfolio’s investment program. Mr. Rogers has been managing investments since joining T. Rowe Price in 1982.

ING Templeton Global Growth Portfolio

Templeton Global Advisors Limited

The Adviser has engaged Templeton Global Advisors Limited (“Templeton Global Advisors”), principally located at Lyford Cay, Nassau, Bahamas, to serve as Sub-Adviser to the Portfolio. Templeton Global Advisors is an indirect wholly-owned subsidiary of Franklin Resources, Inc. As of December 31, 2008, Franklin and its affiliates had over $416 billion in assets under management.

The following individual is responsible for the day-to-day management of the Portfolio. Ms. Sweeting has served as the lead Portfolio Manager of the Portfolio since December 2007. Mr. Scott and Ms. Myers have secondary portfolio management responsibilities and have co-manged the Portfolio since October 2007 and December 2005, respectively.

Lisa F. Myers, CFA is Executive Vice President of Templeton Global Advisors. She has been employed by Templeton Global Advisors since 1996 and has held the roles of both a portfolio manager and research analyst.

Tucker Scott, CFA, is an executive vice president of Templeton Global Advisors Limited. He joined the Templeton organization in 1996 and currently has responsibility for institutional and retail accounts. Prior to joining Templeton, Mr. Scott worked for Aeltus Investment Management.

Cindy Sweeting, CFA, is president of Templeton Global Advisors Limited. Ms. Sweeting has 25 years of experience in the investment industry. She joined Franklin Templeton Investments in Templeton’s Nassau office in 1997.

ING Van Kampen Capital Growth Portfolio, ING Van Kampen Global Franchise Portfolio, and ING Van Kampen Growth and Income Portfolio

Morgan Stanley Investment Management, Inc.

Morgan Stanley Investment Management, Inc. (“MSIM Inc.”), doing business in certain instances (including in its role as Sub-Adviser to the Portfolio) under the name “Van Kampen,” is a registered investment adviser principally located at 522 Fifth Avenue, New York, New York 10036, and is a direct subsidiary of Morgan Stanley. As of December 31, 2008, MSIM Inc., together with its affiliated asset management companies, managed assets of approximately $404 billion.

ING Van Kampen Capital Growth Portfolio

The following individuals jointly share responsibility for the day-to-day management of the ING Van Kampen Capital Growth Portfolio. Mr. Lynch, Mr. Cohen, and Mr. Chainani have co-managed the Portfolio since June 2004. Mr. Norton has co-manged the Portfolio since October 2005 and Mr. Yeung has co-managed the Portfolio since September 2007.

Sam Chainani, CFA, Managing Director, joined Van Kampen in 1996 and has 11 years of investment industry experience. Mr. Chainani serves as the co-portfolio manager and works collaboratively with other team members to manage the Portfolio.

 David Cohen, Managing Director, joined Van Kampen in 1993 and has 21 years of investment industry experience. Mr. Cohen serves as the co-portfolio manager and works collaboratively with other team members to manage the Portfolio.

Dennis Lynch, Managing Director, joined Van Kampen in 1998 and has 13 years of investment industry experience. Mr. Lynch is the Portfolio’s lead portfolio manager.

Alexander Norton, Executive Director, joined Van Kampen in 2000 and has over 14 years investment industry experience. Mr. Norton serves as the co-portfolio manager and works collaboratively with the other team members to manage the Portfolio.

 Jason Yeung, Executive Director, has been associated with Van Kampen in a research capacity from 2002 to 2007. Mr. Yeung serves as co-portfolio manager and works collaboratively with other team members to manage the Portfolio.
112

Management of the Portfolios (continued) ING Van Kampen Global Franchise Portfolio

The following individuals jointly share responsibility for the day-to-day management of the ING Van Kampen Global Franchise Portfolio. Mr. Dodhia has co-managed the Portfolio since 2002. Mr. Vowles has co-managed the Portfolio since 2003 and Mr. Allison has co-managed the Portfolio since 2005.

Michael Allison, CFA is a research analyst for the Global and American Franchise strategies. Mr. Allison joined Morgan Stanley in 2000 and has 10 years of investment experience.

 Paras Dodhia is a research analyst for the Global and American Franchise strategies. Mr. Dodhia joined Morgan Stanley in 2002 and has 8 years of investment experience.

 Jayson Vowles is a research analyst for the Global and American Franchise strategies and has managed the Portfolio since 2003. Mr. Vowles joined Morgan Stanley in 2003 and has 6 years of investment experience.

ING Van Kampen Growth and Income Portfolio

The following individuals jointly share responsibility for the day-to-day management of the ING Van Kampen Growth and Income Portfolio. Mr. Bastian is lead Portfolio Manager and has co-managed the Portfolio since 2004. Mr. Roeder has co-managed the Portfolio since 2002, Mr. Marcheli has co-managed the Portfolio since 2003, Mr. Laskin has co-managed the Portfolio since 2007, and Ms. Maly has co-managed the Portfolio since December 2008.

Tom Bastian, CFA, Managing Director, joined Van Kampen in 2003 and has more than 10 years of investment experience. From 2001 to 2003, Mr. Bastian was a portfolio manager at Eagle Asset Management.

 Mark Laskin, Executive Director and a member of the Equity Income Team, joined Van Kampen in 2000 in an investment management capacity.

 Mary Jayne Maly has been associated with Van Kampen in an investment management capacity since 1992.

 Sergio Marcheli, Executive Director and is portfolio manager for the Separately Managed Account Strategies. From 1995 to 2002, Mr. Marcheli was associated with Van Kampen in a research capacity.

 James O. Roeder, Executive Director, joined Van Kampen in 1999 and is a member of the Equity Income Team.

Additional Information Regarding Portfolio Managers

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager and each portfolio manager’s ownership of securities in the Portfolio.

113

Taxes and Distributions

Holders of Variable Contracts should refer to the prospectus for their contracts for information regarding the tax consequences of owning such contracts and should consult their tax adviser before investing.

Dividends from net investment income are declared and paid by each Portfolio (except ING Liquid Assets Portfolio) at least annually. For ING Liquid Assets Portfolio, dividends from net investment income are declared daily and paid monthly. Each Portfolio will also pay distributions from net realized capital gains, reduced by available capital losses, at least annually. All dividends and capital gain distributions will be automatically reinvested in additional shares of a Portfolio at the NAV of such shares on the payment date, unless participating insurance company’s separate account is permitted to hold cash and elects to receive payment in cash. From time to time, a portion of a Portfolio’s dividends may constitute a return of capital.

Each Portfolio intends to qualify as a regulated investment company (“RIC”) for federal income tax purposes by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”), including requirements with respect to diversification of assets, distribution of income and sources of income. As a RIC, a Portfolio generally will not be subject to tax on its net investment company taxable income and net realized capital gain. Each Portfolio also intends to comply with the diversification requirements of Section 817(h) of the Code and the underlying regulations for Variable Contracts so that owners of these contracts should not be subject to federal tax on distribution of dividends and income from a Portfolio to the insurance company’s separate accounts.

Since the sole shareholders of a Portfolio will be separate accounts or other permitted investors, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of the Policies, see the attached prospectus for the Policy.

See the SAI for further information about tax matters.

THE TAX STATUS OF YOUR INVESTMENT IN A PORTFOLIO DEPENDS UPON THE FEATURES OF YOUR VARIABLE CONTRACT. FOR FURTHER INFORMATION, PLEASE REFER TO THE PROSPECTUS FOR THE VARIABLE CONTRACT.

114

Performance of Similarly Managed Mutual Funds

ING Clarion Global Real Estate Portfolio, ING Franklin Income Portfolio and ING Multi-Manager International Small Cap Portfolio (the American Century sleeve) have substantially the same investment objectives, policies and investment strategies as existing mutual funds (“Comparable Funds”) that are sold directly to the public on a retail basis or through variable products and that are advised or sub-advised by ING CRES, Franklin or American Century, respectively.

While the above-mentioned Portfolios are managed in a manner similar to that of the Comparable Funds whose historical performance is presented below, investors should be aware that the Portfolios are not the same funds and will not have the same performance. Investments made by the Portfolios at any given time may not be the same as those made by the Comparable Funds. Different performance will result due to factors such as differences in the cash flows into and out of the Portfolios, different fees and expenses, and differences in portfolio size and positions. In addition, you should note that the total operating expenses of the Comparable Funds may be lower than the total operating expenses of each of the Portfolios. In such instances, the performance of the Comparable Funds would be negatively impacted if the total operating expenses of the Portfolios had been used to compute the Comparable Funds’ performance.

The historical performance of the Comparable Funds is presented below. You should not consider the performance of the Comparable Funds as an indication of the future performance of a Portfolio. The performance figures shown below reflect the deduction of the historical fees and expenses paid by each Comparable Fund and not those to be paid by a Portfolio. The figures do not reflect the deduction of any insurance fees or charges that are imposed by the insurance company in connection with its sale of Variable Contracts. You should refer to the separate account prospectuses, prospectus summary or disclosure statement describing the Variable Contracts for information pertaining to these insurance fees and charges. If the insurance fees or charges were included, the performance results would be lower. The results shown below reflect the reinvestment of dividends and distributions, and, aside from fee and expense differences, were calculated in the same manner that will be used by each Portfolio to calculate its own performance. Performance is net of all other fees including sales load. Please be advised that although only one Comparable Fund is shown for a Portfolio, the sub-advisers of certain Portfolios may manage substantially similar mutual funds, the performance of which is not shown.

The following table shows the average annual total returns of the Comparable Funds for the stated periods ended December 31, 2008, as well as a comparison with the performance of the applicable benchmarks.(1)

	1 Year	3 Years	5 Years	10 Years (or since inception)
American Century International Discovery Fund – Inv Class	(52.18)%	(7.83)%	3.66%	7.17%
(Comparable to ING Multi-Manager International Small Cap Portfolio) S&P Global SmallCap Index Ex-US	(49.85)%	(9.66)%	3.06%	4.62%
S&P Developed Small Cap Euro-Pacific Index	(46.62)%	(9.62)%	3.03%	4.12%
Franklin Income Fund – Class A (FKINX)	(30.51)%	(4.47)%	(0.08)%	4.51%
(Comparable to ING Franklin Income Portfolio) S&P 500® Index	(37.00)%	(8.36)%	(2.19)%	(1.38)%
Barclays Capital U.S. Government/Credit Bond Index	5.24%	5.51%	4.65%	5.63%
ING Global Real Estate Fund – Class A (IGLAX)	(41.53)%	(8.56)%	3.52%	9.13%(2)
(Comparable to ING Clarion Global Real Estate Portfolio) S&P Developed Property Industry Index	(51.79)%	(11.94)%	2.46%	7.14%(3)
(1)	The S&P Global SmallCap Index Ex-US is an unmanaged index which consists of the smaller capitalization stocks of the Citigroup Broad Market Index. The S&P Global SmallCap Index Ex-US is unmanaged and the figures for the S&P Global SmallCap Index Ex-US do not include any deduction for fees, expenses or taxes. The S&P Developed Small Cap Euro-Pacific Index is an unmanaged index which consists of the smaller capitalization stocks of the Citigroup Broad Market Index, and tracks companies in developed countries in the European and Pacific regions. The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the
115

Performance of Similarly Managed Mutual Funds (continued)
United States. The Barclays Capital U.S. Government/Credit Bond Index is an unmanaged index composed of securities including U.S. Government Treasury and agency securities. The S&P Developed Property Industry is an unmanaged market-weighted total return index which consists of many companies from developed markets whose floats are larger than $100 million and derive more than half of their revenue from property-related activities.
(2)	Fund commenced operations on November 5, 2001.
(3)	Index return is for period beginning November 1, 2001.
116

Performance of Similar Accounts Managed by Schroders

The tables below are designed to show how a composite of similar accounts managed by Schroders performed over various periods in the past.

The Schroder US International Small Cap Fund Composite (“Composite”) is a composite of the performance of actual fee-paying and non-fee paying, fully discretionary accounts under management by Schroders for at least one month beginning May 31, 1989 that has investment objectives, policies and strategies that are substantially similar to those of Schroders’ sleeve of the Portfolio. The accounts included in the Composite may include separate accounts, registered mutual funds, private investments funds and other client accounts.

The tables below show the returns for the Composite compared with the S&P Developed SmallCap Euro-Pacific Index for the one-, three, five-, and ten-year periods ended December 31, 2008 and on an annual basis as of December 31 of prior years. This information is designed to demonstrate the historical track record of Schroders. It does not indicate how the Portfolio has performed or will perform in the future. Past performance is not a guarantee of future results.

The net annual returns for the Composite were calculated on a time weighted and asset weighted, total return basis, including reinvestment of all dividends, interest and income, realized and unrealized gains or losses, brokerage commissions and execution costs, advisory and custodial fees, and any applicable foreign withholding taxes, without provision for federal and state income taxes, if any. The accounts in the Composite do not pay the same expenses that mutual funds pay and are not subject to the diversification rules, tax restrictions and investment limits under the 1940 Act or Subchapter M of the Code. Returns would have been lower if the Composite had been subject to these expenses and may have been lower if the Composite had been subject to these regulations. The aggregate returns of the accounts in the Composite may not reflect the returns of any particular account of Schroders. The performance reflected in the composite was calculated differently than the method used for calculating performance pursuant to SEC guidelines.

The table below shows the average annual total returns of the Composite for the stated periods ended December 31, 2008, as well as a comparison with the performance of the applicable benchmark.

Average Annual Total Returns
(as of December 31, 2008)

	1 Year	3 Years	5 Years	10 Years
Schroder US International Small Cap Fund Composite (no sales charge)	(46.20)%	(8.26)%	4.71%	6.88%
S&P Developed SmallCap Euro-Pacific Index(1)	(46.62)%	(9.62)%	3.03%	4.12%

Average Annual Total Returns
(as of December 31, 2008)

	Schroder US International Small Cap Fund Composite (no sales charge)	S&P Developed SmallCap Euro-Pacific Index(1)
2008	(46.20)%	4.12%
2007	7.60%	6.10%
2006	33.39%	30.35%
2005	21.23%	22.09%
2004	34.48%	28.79%
2003	51.41%	52.95%
117

Performance of Similar Accounts Managed by Schroders (continued)
(1)	The S&P Developed SmallCap Euro-Pacific Index measures the performance of the smallest companies from the 24 European and Pacific countries represented in the S&P Developed SmallCap Euro-Pacific Index. The S&P Developed SmallCap Euro-Pacific Index represents companies whose assets place them in the bottom 20% of the total market capital of each country. Prior to October 1, 2008, the Index was known as S&P/Citigroup Extended Market Index Europe Pacific Asia Composite Index. Prior to April 7, 2003, the Index was known as the Salomon Smith Barney EM EPAC Index and from April 7 through November 11, 2003, the Index was known as the Citigroup EM EPAC Index. The returns were adjusted for withholding taxes applicable to U.S. based mutual funds organized as Delaware statutory trusts. Since April 1, 2007, the returns are adjusted for withholding taxes applicable to Luxembourg holding companies.
118

Financial Highlights

The following financial highlights are intended to help you understand each Portfolio’s Service 2 Class shares’ financial performance for the past 5 years (or, if shorter, for the period of the Class’ operations). Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Portfolio (assuming reinvestment of all dividends and distributions), but does not include charges and expenses attributable to any insurance products and would be lower if they did. The information has been derived from the Portfolios’ financial statements, which have been audited by KPMG LLP, an independent registered public accounting firm, whose report, along with the Portfolios’ financial statements, are included in the annual shareholder report, which is incorporated by reference into the SAI and is available upon request.

119

Financial Highlights (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations			Less distributions						Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses, net of fee waivers and/or recoupments, if any(2)(3)	Expenses, net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or Period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
ING AllianceBernstein Mid Cap Growth Portfolio
Service 2 Class
12-31-08	17.39	(0.09)	(7.09)	(7.18)	—	2.92	—	2.92	7.29	(46.49)	1.28	1.18†	1.15†	(0.81)†	9,645	171
12-31-07	16.82	(0.14)	1.90	1.76	—	1.19	—	1.19	17.39	10.69	1.27	1.17	1.15	(0.80)	20,494	113
12-31-06	18.94	(0.07)	0.32	0.25	—	2.37	—	2.37	16.82	1.59	1.27	1.17	1.14	(0.43)	19,611	122
12-31-05	17.76	(0.14)•	1.32	1.18	—	—	—	—	18.94	6.64	1.28	1.18	1.16	(0.81)	17,517	103
12-31-04	14.88	(0.10)	2.98	2.88	—	—	—	—	17.76	19.35	1.18	1.18	1.12	(0.93)	12,901	126
ING Artio Foreign Portfolio
Service 2 Class
12-31-08	18.32	0.24	(7.75)	(7.51)	—	1.54	—	1.54	9.27	(43.76)	1.37	1.27†	1.27†	1.69†	41,667	138
12-31-07	16.83	0.17	2.53	2.70	—	1.21	—	1.21	18.32	16.23	1.37	1.27	1.27	0.96	83,194	77
12-31-06	13.04	0.13•	3.66	3.79	—	0.00*	—	0.00*	16.83	29.08	1.39	1.29	1.28	0.90	73,497	62
12-31-05	12.22	0.08•	1.76	1.84	0.00*	1.02	—	1.02	13.04	15.13	1.42	1.32	1.32	0.62	40,914	92
12-31-04	10.43	0.05	1.81	1.86	0.00*	0.07	—	0.07	12.22	17.86	1.36	1.36	1.36	0.22	20,429	104
ING BlackRock Large Cap Growth Portfolio
Service 2 Class
12-31-08	12.21	0.01	(4.48)	(4.47)	—	1.18	—	1.18	6.56	(39.21)	1.31	1.06†	1.06†	0.06†	3,174	156
12-31-07	11.45	(0.01)	0.77	0.76	—	—	—	—	12.21	6.64	1.30	1.06	1.06	(0.14)	8,280	195
05-26-06(4) - 12-31-06	11.37	(0.01)	0.91	0.90	—	0.82	—	0.82	11.45	8.03	1.30	1.16	1.16	(0.12)	12	139
01-01-05(5) - 10-02-05	10.44	(0.04)	0.52	0.48	—	—	—	—	10.92	4.60	1.32	1.20	1.20	(0.52)	2,294	78
12-31-04	10.20	(0.01)	1.11	1.10	—	0.85	0.01	0.86	10.44	10.93	1.21	1.21	1.21	(0.09)	2,167	204
ING Clarion Global Real Estate Portfolio
Service 2 Class
12-31-08	12.12	0.21•	(5.22)	(5.01)	—	—	—	—	7.11	(41.34)	1.47	1.30†	1.30†	2.02†	1,695	53
12-31-07	13.45	0.14•	(1.13)	(0.99)	0.29	0.01	0.04	0.34	12.12	(7.39)	1.47	1.30	1.30	1.04	2,736	58
05-03-06(4) - 12-31-06	11.05	0.08•	2.60	2.68	0.18	0.10	—	0.28	13.45	24.25	1.58	1.32	1.32	1.02	1,807	37
ING Evergreen Health Sciences Portfolio
Service 2 Class
12-31-08	12.67	(0.01)•	(3.49)	(3.50)	0.01	0.62	—	0.63	8.54	(28.71)	1.25	1.15†	1.14†	(0.06)†	1	56
12-31-07	12.17	0.00•,*	1.00	1.00	0.04	0.46	—	0.50	12.67	8.38	1.25	1.15	1.13	0.01	1	81
12-29-06(4) - 12-31-06	12.17	(0.00)*	—	(0.00)*	—	—	—	—	12.17	—	1.27	1.17	1.15	(1.15)	1	37
ING Evergreen Omega Portfolio
Service 2 Class
12-31-08	12.74	0.06	(3.35)	(3.29)	0.00*	1.35	—	1.35	8.10	(27.63)	1.10	1.00†	0.99†	0.49†	802	46
12-31-07	11.52	0.00•,*	1.33	1.33	—	0.11	—	0.11	12.74	11.52	1.10	1.00	0.99	0.02	1,301	30
12-31-06	10.93	(0.01)	0.60	0.59	—	—	—	—	11.52	5.40	1.10	1.00	0.98	(0.08)	1,331	123
12-31-05	10.53	(0.03)	0.43	0.40	—	—	—	—	10.93	3.80	1.10	1.00	1.00	(0.37)	961	140
05-13-04(4) - 12-31-04	10.00	0.02•	0.56	0.58	0.05	—	—	0.05	10.53	5.77	1.00	1.00	1.00	0.49	317	87
See Accompanying Notes to Financial Highlights
120

Financial Highlights (continued)
		Income (loss) from investment operations			Less distributions						Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses, net of fee waivers and/or recoupments, if any(2)(3)	Expenses, net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or Period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
ING FMRSM Diversified Mid Cap Portfolio
Service 2 Class
12-31-08	15.16	0.04	(5.68)	(5.64)	0.05	0.95	—	1.00	8.52	(39.26)	1.14	1.04†	1.04†	0.30†	34,326	146
12-31-07	13.32	(0.01)	1.91	1.90	0.00*	0.06	—	0.06	15.16	14.28	1.13	1.03	1.03	(0.02)	59,534	147
12-31-06	13.19	0.00*	1.50	1.50	—	1.37	—	1.37	13.32	11.79	1.15	1.05	1.05	0.02	42,398	160
12-31-05	12.24	(0.03)•	1.95	1.92	—	0.97	—	0.97	13.19	16.76	1.24	1.14	1.14	(0.20)	30,511	186
12-31-04	9.90	(0.03)	2.39	2.36	0.02	—	—	0.02	12.24	23.83	1.16	1.16	1.16	(0.45)	9,814	151
ING Franklin Income Portfolio
Service 2 Class
12-31-08	11.17	0.72	(3.89)	(3.17)	0.29	0.08	—	0.37	7.63	(29.11)	1.28	1.14	1.14	6.57	5,878	38
12-31-07	11.02	0.60•	(0.31)	0.29	0.12	0.02	—	0.14	11.17	2.56	1.28	1.14	1.14	5.32	9,017	30
05-03-06(4) - 12-31-06	9.99	0.33•	0.70	1.03	—	—	—	—	11.02	10.31	1.30	1.14	1.14	4.57	2,917	9
ING Global Resources Portfolio
Service 2 Class
12-31-08	26.01	0.12	(9.04)	(8.92)	0.33	3.83	—	4.16	12.93	(41.09)(a)	1.14	1.04†	1.04†	0.58†	22,534	85
12-31-07	21.63	0.20	6.67	6.87	—	2.49	—	2.49	26.01	33.09	1.14	1.04†	1.04†	0.85†	41,174	166
12-31-06	20.28	0.02•	4.16	4.18	0.02	2.81	—	2.83	21.63	21.19	1.15	1.05	1.05	0.08	31,793	159
12-31-05	15.68	0.09	5.55	5.64	0.14	0.90	—	1.04	20.28	37.54	1.15	1.05	1.05	0.85	22,548	334
12-31-04	14.90	0.20•	0.72	0.92	0.14	—	—	0.14	15.68	6.23	1.07	1.07	1.07	1.40	10,141	176
ING Janus Contrarian Portfolio
Service 2 Class
12-31-08	17.58	0.07	(7.99)	(7.92)	0.05	1.86	—	1.91	7.75	(49.07)	1.25	1.14	1.13	0.53	18,751	48
12-31-07	14.81	0.02	3.05	3.07	—	0.30	—	0.30	17.58	20.81	1.24	1.14	1.12	0.19	39,409	112
12-31-06	12.66	0.05	2.73	2.78	0.05	0.58	—	0.63	14.81	22.81	1.28	1.18	1.18	0.37	7,238	34
12-31-05	10.98	0.02•	1.67	1.69	0.01	—	—	0.01	12.66	15.39	1.30	1.20	1.20	0.22	3,756	47
12-31-04	9.39	(0.02)	1.61	1.59	—	—	—	—	10.98	16.93	1.21	1.21	1.20	(0.07)	2,178	33
ING JPMorgan Emerging Markets Equity Portfolio
Service 2 Class
12-31-08	26.59	0.30•	(13.29)	(12.99)	0.45	1.23	—	1.68	11.92	(51.37)(a)	1.75	1.65	1.65	1.48	20,682	14
12-31-07	19.45	0.08	7.32	7.40	0.21	0.05	—	0.26	26.59	38.29	1.75	1.65	1.65	0.34	47,835	15
12-31-06	14.58	0.08•	5.06	5.14	0.08	0.19	—	0.27	19.45	35.68	1.76	1.66	1.66	0.50	35,282	5
12-31-05(6)	10.85	0.09•	3.65	3.74	0.01	—	—	0.01	14.58	34.51	1.75	1.65	1.65	0.74	19,785	85
12-31-04	9.26	0.02	1.62	1.64	0.05	—	—	0.05	10.85	17.68	1.69	1.69	1.69	0.40	7,223	166
ING Liquid Assets Portfolio
Service Class 2
12-31-08	1.00	0.02	0.00*	0.02	0.02	—	—	0.02	1.00	2.29	0.78	0.68	0.68	2.06	171,930	—
12-31-07	1.00	0.05	—	0.05	0.05	—	—	0.05	1.00	4.80	0.78	0.68	0.68	4.70	55,304	—
12-31-06	1.00	0.05	—	0.05	0.05	—	—	0.05	1.00	4.51	0.79	0.69	0.69	4.48	20,509	—
12-31-05	1.00	0.03	(0.00)*	0.03	0.03	—	—	0.03	1.00	2.63	0.79	0.69	0.69	2.61	12,828	—
12-31-04	1.00	0.01	(0.00)*	0.01	0.01	—	—	0.01	1.00	0.77	0.69	0.69	0.69	0.84	10,124	—
See Accompanying Notes to Financial Highlights
121

Financial Highlights (continued)
		Income (loss) from investment operations			Less distributions						Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses, net of fee waivers and/or recoupments, if any(2)(3)	Expenses, net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or Period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
ING Marsico Growth Portfolio
Service 2 Class
12-31-08	18.79	0.08•	(7.66)	(7.58)	0.05	—	—	0.05	11.16	(40.42)	1.28	1.18†	1.18†	0.49†	14,280	76
12-31-07	16.48	0.09	2.22	2.31	—	—	—	—	18.79	14.02	1.27	1.17	1.17	0.49	26,473	51
12-31-06	15.73	(0.02)	0.77	0.75	—	—	—	—	16.48	4.77	1.27	1.17	1.16	(0.15)	24,805	64
12-31-05	14.47	(0.03)•	1.29	1.26	—	—	—	—	15.73	8.71	1.26	1.16	1.14	(0.19)	22,551	72
12-31-04	12.88	(0.01)	1.60	1.59	—	—	—	—	14.47	12.34	1.18	1.15	1.15	(0.10)	15,096	72
ING Marsico International Opportunities Portfolio
Service 2 Class
12-31-08	16.95	0.13	(8.00)	(7.87)	0.04	1.40	—	1.44	7.64	(49.66)	1.24	1.08†	1.08†	1.01†	1	122
12-31-07	15.28	0.15	2.80	2.95	0.21	1.07	—	1.28	16.95	20.13	1.22	1.08	1.08	0.97	1	111
12-29-06(4) - 12-31-06	15.28	(0.00)*	—	(0.00)*	—	—	—	—	15.28	—	1.23	1.08	1.08	(1.08)	1	103
ING MFS Total Return Portfolio
Service 2 Class
12-31-08	18.08	0.41•	(4.18)	(3.77)	0.88	1.61	—	2.49	11.82	(22.44)	1.16	1.06	1.05	2.67	33,529	59
12-31-07	18.87	0.45	0.31	0.76	0.53	1.02	—	1.55	18.08	3.82	1.14	1.04	1.03	2.32	51,016	60
12-31-06	18.12	0.45	1.56	2.01	0.42	0.84	—	1.26	18.87	11.79	1.14	1.04	1.03	2.48	54,492	44
12-31-05	18.71	0.40•	0.08	0.48	0.41	0.66	—	1.07	18.12	2.68	1.14	1.04	1.04	2.18	49,367	51
12-31-04	17.18	0.39•	1.50	1.89	0.36	—	—	0.36	18.71	11.02	1.04	1.04	1.03	2.30	36,969	66
ING MFS Utilities Portfolio
Service 2 Class
12-31-08	17.83	0.35	(6.50)	(6.15)	0.26	1.75	—	2.01	9.67	(37.71)	1.28	1.18	1.16	2.42	1	67
12-31-07	14.54	0.30	3.67	3.97	0.14	0.54	—	0.68	17.83	27.61	1.27	1.17	1.14	1.88	1	81
12-29-06(4) - 12-31-06	14.54	(0.00)*	—	(0.00)*	—	—	—	—	14.54	—	1.29	1.19	1.17	(1.17)	1	93
ING Multi-Manager International Small Cap Portfolio
Service 2 Class
4-28-08(4) – 12-31-08	10.00	0.04	(4.64)	(4.60)	—	—	—	—	5.40	(46.00)	1.91	1.62†	1.62†	0.74†	2	68
ING Oppenheimer Main Street Portfolio®
Service 2 Class
12-31-08	20.37	0.17•	(8.02)	(7.85)	0.39	—	—	0.39	12.13	(38.80)	1.16	1.06†	1.06†	0.98†	2,633	119
12-31-07	19.74	0.18•	0.63	0.81	0.18	—	—	0.18	20.37	4.09	1.14	1.04	1.04	0.88	4,862	103
12-31-06	17.38	0.14•	2.41	2.55	0.19	—	—	0.19	19.74	14.79	1.14	1.04	1.04	0.79	5,159	90
12-31-05	16.62	0.14•	0.78	0.92	0.16	—	—	0.16	17.38	5.57	1.14	1.04	1.04	0.86	4,351	80
12-31-04	14.88	0.10	1.79	1.89	0.15	—	—	0.15	16.62	12.70	1.04	1.03	1.01	0.81	2,847	175
See Accompanying Notes to Financial Highlights
122

Financial Highlights (continued)
		Income (loss) from investment operations			Less distributions						Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses, net of fee waivers and/or recoupments, if any(2)(3)	Expenses, net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or Period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
ING PIMCO Total Return Bond Portfolio
Service 2 Class
12-31-08	11.41	0.55•	(0.10)	0.45	0.34	0.10	—	0.44	11.42	4.02	1.06	0.96	0.96	4.80	61,402	537
12-31-07	10.85	0.46•	0.46	0.92	0.36	—	—	0.36	11.41	8.77	1.07	0.97	0.97	4.23	47,666	803
12-31-06	10.68	0.40•	0.04	0.44	0.27	—	—	0.27	10.85	4.26	1.10	1.00	1.00	3.72	41,980	750
12-31-05	10.90	0.33•	(0.08)	0.25	0.37	0.10	—	0.47	10.68	2.28	1.09	0.99	0.99	3.07	35,739	760
12-31-04	10.71	0.33•	0.18	0.51	0.30	0.02	—	0.32	10.90	4.73	1.01	1.01	1.01	3.05	27,604	279
ING Pioneer Mid Cap Value Portfolio
Service 2 Class
12-31-08	12.26	0.11•	(4.05)	(3.94)	0.01	0.66	—	0.67	7.65	(33.38)	1.14	1.04†	1.02†	1.03†	1	91
12-31-07	12.30	0.08	0.63	0.71	0.10	0.65	—	0.75	12.26	5.25	1.14	1.04	1.04	0.64	1	65
12-29-06(4) - 12-31-06	12.30	(0.00)*	—	(0.00)*	—	—	—	—	12.30	—	1.14	1.04	1.04	(1.04)	1	109
ING T. Rowe Price Capital Appreciation Portfolio
Service 2 Class
12-31-08	24.54	0.41•	(6.64)	(6.23)	0.81	2.14	—	2.95	15.36	(27.64)(a)	1.15	1.05	1.04	1.93	70,744	98
12-31-07	26.46	0.55•	0.69	1.24	0.46	2.70	—	3.16	24.54	4.27	1.14	1.04	1.04	2.10	113,774	60
12-31-06	25.03	0.51•	2.90	3.41	0.30	1.68	—	1.98	26.46	14.45	1.15	1.05	1.04	2.00	115,617	58
12-31-05	24.44	0.34•	1.45	1.79	0.33	0.87	—	1.20	25.03	7.59	1.15	1.05	1.05	1.35	91,510	23
12-31-04	21.35	0.39•	3.12	3.51	0.26	0.16	—	0.42	24.44	16.48	1.07	1.05	1.05	1.72	55,360	21
ING T. Rowe Price Equity Income Portfolio
Service 2 Class
12-31-08	15.12	0.28	(5.43)	(5.15)	0.48	1.07	—	1.55	8.42	(35.76)(a)	1.15	1.05	1.04	2.33	41,553	33
12-31-07	15.40	0.24•	0.26	0.50	0.21	0.57	—	0.78	15.12	2.95	1.14	1.04	1.04	1.56	69,427	27
12-31-06	13.72	0.21•	2.29	2.50	0.20	0.62	—	0.82	15.40	18.93	1.15	1.04	1.04	1.43	61,853	19
12-31-05	13.70	0.19•	0.30	0.49	0.15	0.32	—	0.47	13.72	3.75	1.15	1.05	1.05	1.41	38,469	18
12-31-04	12.12	0.17•	1.60	1.77	0.12	0.07	—	0.19	13.70	14.61	1.07	1.07	1.06	1.40	23,759	16
ING Templeton Global Growth Portfolio
Service 2 Class
12-31-08	14.29	0.27	(5.79)	(5.52)	0.09	0.50	—	0.59	8.18	(39.77)	1.39	1.29	1.29	1.93	3,738	12
12-31-07	14.39	0.17	0.19	0.36	0.13	0.33	—	0.46	14.29	2.31	1.40	1.30	1.30	1.08	8,171	23
12-31-06	13.54	0.14	2.55	2.69	0.13	1.71	—	1.84	14.39	21.71	1.43	1.33	1.32	1.11	8,480	20
12-31-05	12.43	0.06	1.14	1.20	0.09	—	—	0.09	13.54	9.78	1.47	1.37	1.37	0.49	6,469	109
12-31-04	11.30	0.02	1.18	1.20	0.07	—	—	0.07	12.43	10.64	1.41	1.41	1.41	0.21	4,770	28
ING Van Kampen Capital Growth Portfolio
Service 2 Class
12-31-08	13.84	(0.05)•	(6.66)	(6.71)	—	0.31	—	0.31	6.82	(49.35)	1.15	1.04†	1.04†	(0.39)†	12	46
12-31-07	11.83	0.02	2.43	2.45	—	0.44	—	0.44	13.84	21.03	1.15	0.97	0.97	0.12	14,459	56
12-31-06	11.79	(0.05)	0.49	0.44	—	0.40	—	0.40	11.83	3.90	1.15	1.03	1.03	(0.39)	13,403	59
12-31-05	10.28	(0.03)	1.57	1.54	0.03	—	—	0.03	11.79	14.99	1.08	1.06	1.06	(0.30)	12,816	84
12-31-04	9.65	0.03	0.65	0.68	—	0.05	—	0.05	10.28	7.03	1.05	1.05	1.05	0.33	9,790	170
See Accompanying Notes to Financial Highlights
123

Financial Highlights (continued)
		Income (loss) from investment operations			Less distributions						Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses, net of fee waivers and/or recoupments, if any(2)(3)	Expenses, net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or Period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
ING Van Kampen Global Franchise Portfolio
Service 2 Class
12-31-08	16.87	0.34	(5.01)	(4.67)	0.25	1.12	—	1.37	10.83	(28.66)	1.47	1.37	1.37	2.28	53,297	28
12-31-07	15.85	0.29•	1.22	1.51	—	0.49	—	0.49	16.87	9.56	1.46	1.36	1.36	1.73	86,796	26
12-31-06	13.83	0.18	2.65	2.83	0.25	0.56	—	0.81	15.85	21.13	1.48	1.38	1.38	1.30	84,086	16
12-31-05	12.59	0.15•	1.25	1.40	0.02	0.14	—	0.16	13.83	11.19	1.50	1.40	1.40	1.11	66,241	17
12-31-04	11.19	0.13•	1.27	1.40	—	—	—	—	12.59	12.51	1.40	1.40	1.40	1.09	39,871	9
ING Van Kampen Growth and Income Portfolio
Service 2 Class
12-31-08	26.69	0.41	(8.60)	(8.19)	0.78	2.00	—	2.78	15.72	(32.36)	1.15	1.05	1.05	1.71	44,674	43
12-31-07	28.13	0.37•	0.45	0.82	0.39	1.87	—	2.26	26.69	2.43	1.14	1.04	1.04	1.32	77,135	25
12-31-06	26.96	0.38•	3.56	3.94	0.30	2.47	—	2.77	28.13	15.81	1.15	1.05	1.04	1.40	80,628	30
12-31-05	24.79	0.30•	2.13	2.43	0.26	—	—	0.26	26.96	9.89	1.15	1.05	1.04	1.16	70,395	39
12-31-04	21.99	0.24•	2.82	3.06	0.26	—	—	0.26	24.79	13.92	1.07	1.07	1.05	1.03	53,321	52

See Accompanying Notes to Financial Highlights
124

Accompanying Notes to Financial Highlights

(1)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(2)	Annualized for periods less than one year.
(3)	Expense ratios reflect operating expenses of a Portfolio. Expenses before reductions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage commission recapture arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor but prior to reductions from brokerage commission recapture arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.
(4)	Commencement of operations.
(5)	Service 2 Class was fully redeemed on October 3, 2005 and recommenced operations on May 26, 2006.
(6)	Since April 29, 2005 J.P. Morgan Investment Management Inc. has served as Sub-Adviser for the ING JPMorgan Emerging Markets Equity Portfolio. Prior to that date, a different firm served as Sub-Adviser.
•	Calculated using average number of shares outstanding throughout the period.
*	Amount is less than $0.005 or more than $(0.005) or more than (0.005)%.
†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.
(a)	There was no impact on total return by the affiliate payments.
See Accompanying Notes to Financial Highlights
125

To Obtain
More Information

A Statement of Additional Information, dated May 1, 2009, has been filed with the SEC, and is made a part of this Prospectus by reference.

Additional information about the Portfolios’ investments will be available in the Portfolios’ annual and semi-annual shareholder report. In the annual shareholder report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolios’ performance during its last fiscal year and the independent registered public accounting firm’s report.

To obtain free copies of the ING Investors Trust’s annual and semi-annual shareholder reports and the Portfolios’ Statement of Additional Information or to make inquiries about the Portfolios, please write to the Trust at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258, call 1-800-366-0066, or visit our website at www.ingfunds.com.

Information about the ING Investors Trust can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Reports and other information about ING Investors Trust are available on the EDGAR Database on the SEC’s Internet Site at http://www.sec.gov. You may obtain copies of information for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, NE Washington, D.C. 20549-0102.

05/01/09	SEC File No. 811-05629

ING INVESTORS TRUST

Prospectus
May 1, 2009
Service 2 Class
Book 2

Bond Funds
ING Limited Maturity Bond Portfolio
ING PIMCO High Yield Portfolio International/Global Funds
ING Index Plus International Equity Portfolio
(formerly, ING VP Index Plus International Equity Portfolio)
ING International Growth Opportunities Portfolio Stock Funds
ING BlackRock Large Cap Value Portfolio
ING Clarion Real Estate Portfolio
(formerly, ING Van Kampen Real Estate Portfolio)
ING Growth and Income Portfolio II
(formerly, ING Legg Mason Value Portfolio)
ING JPMorgan Small Cap Core Equity Portfolio
ING JPMorgan Value Opportunities Portfolio
ING Lord Abbett Affiliated Portfolio
ING Pioneer Equity Income Portfolio
ING Pioneer Fund Portfolio
ING Stock Index Portfolio
ING Wells Fargo Small Cap Disciplined Portfolio NOT ALL PORTFOLIOS MAY BE AVAILABLE IN ALL JURISDICTIONS, UNDER ALL VARIABLE CONTRACTS OR UNDER ALL PLANS

This Prospectus contains important information about investing in the Service 2 Class shares of certain Portfolios of ING Investors Trust. You should read it carefully before you invest, and keep it for future reference. Please note that your investment: is not a bank deposit; is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”), the Federal Reserve Board or any other government agency; and is affected by market fluctuations. There is no guarantee that the Portfolios will achieve their respective investment objective.

As with all mutual funds, the U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities nor has the SEC judged whether the information in the Prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.

You should read this Prospectus in conjunction with the prospectus for the separate account before investing. Both prospectuses should be read carefully and retained for future reference.

1

2

Introduction

ING Investors Trust

ING Investors Trust (“Trust”) is an open-end management investment company. The Trust consists of a group of mutual fund portfolios (each, a “Portfolio” and collectively, the “Portfolios”). Only certain of these Portfolios are offered in this prospectus (“Prospectus”).

Advisers

Directed Services LLC (“DSL”) serves as the investment adviser to each of the Portfolios, except ING Index Plus International Equity Portfolio; and ING Investments, LLC (“ING Investments”) serves as the investment adviser to ING Index Plus International Equity Portfolio (each, an “Adviser” and collectively, “Advisers”). Each Portfolio has a sub-adviser referred to herein as a “Sub-Adviser.” DSL and ING Investments are indirect, wholly-owned subsidiaries of ING Groep, N.V. (“ING Groep”) (NYSE: ING), a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services to over 75 million private, corporate and institutional clients in more than 50 countries. With a diverse workforce of about 125,000 people, ING comprises a broad spectrum of prominent companies that increasingly serve their clients under the ING brand.

On December 29, 2006, an internal reorganization was undertaken in which Directed Services, Inc. (“DSI”), the former adviser to the Portfolios except for ING Index Plus International Equity Portfolio, was reorganized into a limited liability company and became a wholly-owned subsidiary of ING Life Insurance and Annuity Company. The resulting company was DSL, a registered investment adviser and broker-dealer. As a result of this reorganization, DSI’s advisory contracts were assumed by DSL.

Portfolios and Sub-Advisers

ING BlackRock Large Cap Value Portfolio – BlackRock Investment Management, LLC
ING Clarion Real Estate Portfolio – ING Clarion Real Estate Securities L.P.
ING Growth and Income Portfolio II – ING Investment Management Co.
ING Index Plus International Equity Portfolio – ING Investment Management Advisors, B.V.
ING International Growth Opportunities Portfolio – ING Investment Management Co.
ING JPMorgan Small Cap Core Equity Portfolio – J.P. Morgan Investment Management Inc.
ING JPMorgan Value Opportunities Portfolio – J.P. Morgan Investment Management Inc.
ING Limited Maturity Bond Portfolio – ING Investment Management Co.
ING Lord Abbett Affiliated Portfolio – Lord, Abbett & Co. LLC
ING PIMCO High Yield Portfolio – Pacific Investment Management Company LLC
ING Pioneer Equity Income Portfolio – Pioneer Investment Management, Inc.
ING Pioneer Fund Portfolio – Pacific Investment Management, Inc.
ING Stock Index Portfolio – ING Investment Management Co.
ING Wells Fargo Small Cap Disciplined Portfolio – Wells Capital Management, Inc.

Classes of Shares

Each Portfolio’s shares are classified into Adviser Class (“ADV Class”), Institutional Class (“Class I”), Service Class (“Class S”), and Service 2 Class shares. The four classes of shares of each Portfolio are identical except for different expenses, certain related rights and certain shareholder services. All classes of each Portfolio have a common investment objective and investment portfolio. Only Service 2 Class shares are offered in this Prospectus. Service 2 Class shares are not subject to any sales load.

Investing Through Your Variable Contract or Qualified Plan

Service 2 Class shares of the Portfolios may be offered to separate asset accounts (“Separate Accounts”) of insurance companies as investment options under variable annuity contracts and variable life insurance policies (“Variable Contracts”). Shares may also be offered to qualified pension and retirement plans (“Qualified Plans”) outside the Variable Contracts and to certain investment advisers and their affiliates in connection with the creation or management of the Portfolios. Class I shares, which are not offered in this Prospectus, also may be made available to certain other investment companies, including series of the Trust under fund-of-funds arrangements. Participating insurance companies and other designated organizations are authorized to receive purchase orders on the Portfolios’ behalf.

Why Reading this Prospectus is Important

This Prospectus explains the investment objective, principal investment strategies, and risks of each of the Portfolios. Reading the Prospectus will help you to decide whether a Portfolio is the right investment for you. You should keep this Prospectus for future reference.

3

Description of the Portfolios

ING BlackRock Large Cap Value Portfolio

Sub-Adviser

BlackRock Investment Management, LLC (“BlackRock Investment Management”)

Investment Objective

Long-term growth of capital. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

The Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in a diversified portfolio of equity securities of large-capitalization companies. The Portfolio will provide shareholders with at least 60 days’ prior notice of any change in this investment policy.

The Sub-Adviser selects for investment by the Portfolio equity securities of large-capitalization companies that, at the time of purchase, have a market capitalization equal to or greater than the top 80% of the companies that comprise the Russell 1000® Index. As of December 31, 2008, the lowest capitalization in this group was $24 million. The market capitalization of companies in the index change with market conditions and the composition of the index. The Portfolio seeks to outperform the Russell 1000® Value Index by investing in equity securities that the Sub-Adviser believes are selling at below normal valuations. The Russell 1000® Value Index (which consists of those Russell 1000® Index securities with lower price-to-book ratios and lower forecasted growth values) is a subset of the Russell 1000® Index.

In selecting securities for the Portfolio from its benchmark universe, the Sub-Adviser uses a proprietary multi-factor quantitative model that employs various factors. The factors employed by the model include stock valuation, quality of earnings and potential future earnings growth. The Sub-Adviser looks for strong relative earnings growth, earnings quality and good relative valuation. A company’s stock price relative to its earnings and book value is also examined and if the Sub-Adviser believes a company is overvalued, it will not be considered for investment by the Portfolio. After the initial screening is done, the Sub-Adviser relies on fundamental analysis, using both internal and external research to optimize its quantitative model to choose companies the Sub-Adviser believes have strong, sustainable growth with current momentum at attractive price valuations.

Because the Portfolio generally will not hold all the stocks in the Russell 1000® Value Index, and because the Portfolio’s investments may be allocated in amounts that vary from the proportional weightings of the various stocks in that index, the Portfolio is not an “index” fund. In seeking to outperform its benchmark, however, the Sub-Adviser reviews potential investments using certain criteria based on the securities in the Russell 1000® Value Index. These criteria currently include the following:

  relative price-to-earnings and price-to-book ratios;
  stability and quality of earnings;
  earnings momentum and growth;
  weighted median market capitalization of the Portfolio’s investment portfolio;
  allocation among the economic sectors of the Portfolio’s investment portfolio as compared to the index; and
  weighted individual stocks within the Russell 1000® Value Index.

The Portfolio may invest up to 10% of its total assets in securities issued by foreign issuers, in the form of American Depositary Receipts (“ADRs”).

The Portfolio may invest in investment-grade convertible securities, preferred stock, illiquid securities and U.S. government debt securities. There are no restrictions on the maturity of the debt securities in which the Portfolio may invest. The Portfolio may also invest in derivatives for hedging purposes. The Portfolio may purchase or sell securities that it is entitled to receive on a when issued basis. The Portfolio may also purchase or sell securities on a delayed delivery basis or through a forward commitment.

The Portfolio will normally invest a portion of its assets in short-term debt securities, such as commercial paper. The Portfolio may also invest, without limitation, in short-term debt securities (including repurchase agreements), non-convertible preferred stocks and bonds, or U.S. government and money market securities when the Sub-Adviser is unable to find enough attractive equity investments and to reduce exposure to equities when the Sub-Adviser believes it is advisable to do so on a temporary basis. Investment in these securities may also be used to meet redemptions.

4

Description of the Portfolios (continued) The Portfolio may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended and the rules, regulations and exemptive orders thereunder.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective.

Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the Sub-Adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Borrowing Risk
Call Risk
Convertible Securities Risk
Credit Risk
Debt Securities Risk
Depositary Receipts Risk
Derivatives Risk
Equity Securities Risk
Foreign Investment Risk
Interest Rate Risk
Investment Models Risk
Liquidity Risk
Manager Risk
Market and Company Risk
Market Capitalization Risk
Maturity Risk
Other Investment Companies Risk
Over-the-Counter Investment Risk
Portfolio Turnover Risk
Restricted and Illiquid Securities Risk
Securities Lending Risk
U.S. Government Securities and Obligations Risk
Value Investing Risk
When Issued and Delayed Delivery Securities and Forward Commitments Risk

Please see “Summary of Principal Risks” following the “Description of the Portfolios” section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information (“SAI”).

Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the changes in the Portfolio’s performance from year to year, and the table compares the Portfolio’s performance to the performance of a broad measure of market performance for the same period. The Portfolio’s past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

5

Description of the Portfolios (continued)

The bar chart below provides some indication of the risks of investing in the Portfolio by showing the Portfolio’s Service 2 Class shares’ performance from year to year.

Year-by-Year Total Returns(1)(2)
(For the periods ended December 31 of each year)

Best and Worst Quarterly Returns during this Period:

Best:	2nd Quarter	2003:	17.76%
Worst:	4th Quarter	2008:	(18.22)%

The following table provides some indication of the risks of investing in the Portfolio by comparing the Portfolio’s Service 2 Class shares’ performance to that of a broad measure of market performance – the Russell 1000® Value Index. The Russell 1000® Value Index is an unmanaged index that measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values. The index does not reflect fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in the index.

Average Annual Total Returns(1)(2) (For the periods ended December 31, 2008)
	1 Year	5 Years	10 Years (or Life of Class)
Service 2 Class Return	(35.42)%	(1.77)%	3.36%(1)
Russell 1000® Value Index	(36.85)%	(0.79)%	3.10%(3)
(1)	Service 2 Class shares commenced operations on September 9, 2002.
(2)	BlackRock Investment Management has managed the Portfolio since September 30, 2006. Prior to September 30, 2006, the Portfolio was managed by Mercury Advisors. On September 29, 2006, BlackRock, Inc. consummated a transaction with Merrill Lynch & Co., Inc. whereby Merrill Lynch & Co., Inc.’s investment management businesses (including Mercury Advisors) combined with that of BlackRock, Inc. to create new independent company.
(3)	The index return is for the period beginning September 1, 2002.
6

Description of the Portfolios (continued)

ING Clarion Real Estate Portfolio

Sub-Adviser

ING Clarion Real Estate Securities L.P. (“ING CRES”)

Investment Objective

Total return including capital appreciation and current income. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

The Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in common and preferred stocks of U.S. real estate investment trusts (“REITS”) and real estate companies. The Portfolio will provide shareholders with at least 60 days’ prior notice of any change in this investment policy. For this Portfolio, real estate companies consist of companies that are principally engaged in the real estate industry. A company shall be considered to be “principally engaged” in the real estate industry if it: (a) derives at least 50% of its revenues or profits from the ownership, construction, management, financing or sale of residential, commercial or industrial real estate; or (b) has at least 50% of the fair market value of its assets invested in residential, commercial or industrial real estate. Companies principally engaged in the real estate industry may include REITs, master limited partnerships, real estate owners, real estate managers, real estate brokers, real estate dealers and companies with substantial real estate holdings.

The Sub-Adviser focuses on investments that generally provide income and also have the potential for long-term capital appreciation. The Sub-Adviser uses systematic, top-down research to evaluate property market conditions and trends to judge which market sectors offer potentially attractive returns. The Sub-Adviser uses proprietary analytical techniques to identify the securities which it believes will provide above-average cash flow yield and growth. Companies evaluated for purchase and sale using several different qualitative and quantitative factors such as valuation, capital structure, and management and strategy. The Sub-Adviser will sell a security when it no longer meets these criteria. The Sub-Adviser’s investment approach, with its emphasis on investments in companies primarily engaged in the real estate industry, is expected to product a total return that is closely tied to the performance of the market for publicly traded real estate companies, including REITs, which is a narrow segment of the overall U.S. stock market.

The Sub-Adviser may invest in companies of any market capitalization; however, the Sub-Adviser will generally not invest in companies with market capitalization of less than $100 million at the time of purchase. The Portfolio also may invest in convertible securities, initial public offerings and Rule 144A securities.

The Portfolio is non-diversified, which means that it may invest in securities of a limited number of issuers, and, when compared with other funds, may invest a greater portion of its assets in a particular issuer.

The Portfolio may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended and the rules, regulations and exemptive orders thereunder.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the Sub-Adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Convertible Securities Risk
Diversification Risk
Equity Securities Risk
Industry Concentration Risk
Initial Public Offerings Risk
Investment Models Risk
Liquidity Risk
Manager Risk
Market and Company Risk
Other Investment Companies Risk
Real Estate Investment Trusts Risk
Restricted and Illiquid Securities Risk
Rule 144A Securities Risk
Sector Risk
Securities Lending Risk

Please see “Summary of Principal Risks” following the “Description of the Portfolios” section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does
7

Description of the Portfolios (continued) not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information (“SAI”).

Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the changes in the Portfolio’s performance from year to year, and the table compares the Portfolio’s performance to the performance of two broad measures of market performance for the same period. The Portfolio’s past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s Class S shares’ (1999-2002) and Service 2 Class shares’ (2003-2008) performance from year to year. Class S shares’ performance has been adjusted to reflect the higher expenses of Service 2 Class shares.

Year-by-Year Total Returns(1)(2)
(For the periods ended December 31 of each year)

Best and Worst Quarterly Returns during this Period:

Best:	4th Quarter	2004:	17.77%
Worst:	4th Quarter	2008:	(37.93)%
8

Description of the Portfolios (continued)

The following table provides some indication of the risks of investing in the Portfolio by comparing the Portfolio’s Service 2 Class shares’ and Class S shares’ performance to that of two broad measures of market performance – the Morgan Stanley Capital International U.S. REIT (“MSCI U.S. REIT”) Index the Dow Jones Wilshire Real Estate Securities Index. The MSCI U.S. REIT Index is a capitalization-weighted benchmark index of the most actively traded real estate investment trust, designed to measure real estate equity performance. The Dow Jones Wilshire Real Estate Securities Index consists of REITs and real estate operating companies and is capitalization-weighted. The Portfolio changed the index to which it compares its performance because the MSCI U.S. REIT Index is considered to be more appropriate comparison. Class S shares’ performance has been adjusted to reflect the higher expenses of Service 2 Class shares. The indices do not reflect fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in the indices.

Average Annual Total Returns(1)(2) (For the periods ended December 31, 2008)
	1 Year	5 Years	10 Years (or Life of Class)
Service 2 Class Return	(38.60)%	2.14%	6.35%(1)
MSCI U.S. REIT Index	(37.97)%	0.67%	5.04%(3)
Dow Jones Wilshire Real Estate Securities Index	(39.83)%	0.62%	5.07%(3)
Class S Return (adjusted)	(38.61)%	2.15%	7.59%
MSCI U.S. REIT Index	(37.97)%	0.67%	7.19%
Dow Jones Wilshire Real Estate Securities Index	(39.83)%	0.62%	7.33%
(1)	Service 2 Class shares commenced operations on September 9, 2002. Class S shares are not offered in this Prospectus. If they had been offered, Service 2 Class shares would have had substantially similar annual returns as Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Service 2 Class shares have different expenses.
(2)	On May 1, 2009 ING CRES became the Sub-Adviser of the Portfolio. On May 1, 2009, the Portfolio changed its name and principal investment strategies. Van Kampen was the sub-adviser of the Portfolio from December 17, 2001 to May 1, 2009. Performance prior to December 17, 2001 is attributable to a different sub-adviser.
(3)	The index returns for Service 2 Class shares are for the period beginning September 1, 2002.
9

Description of the Portfolios (continued)

ING Growth and Income Portfolio II

Sub-Adviser

ING Investment Management Co. (“ING IM”)

Investment Objective

Seeks to maximize total return through investments in a diversified portfolio of common stocks and securities convertible into common stocks. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

Under normal market conditions, the Portfolio invests at least 65% of its total assets in common stocks that the Sub-Adviser believes have significant potential for capital appreciation or income growth or both.

The Sub-Adviser may invest principally in common stocks and securities convertible into common stocks having significant potential for capital appreciation, may purchase common stock principally for their income potential through dividends or may acquire securities having a mix of these characteristics. The Portfolio also may engage in option writing.

The Sub-Adviser utilizes a team for portfolio constructions. The senior portfolio managers and all of the sector analysts on the team participate in the process, with the sector analysts determining the security selection for each of their sectors for the dedicated portion of the overall portfolio. The senior portfolio managers are responsible for the overall allocation of assets for the Portfolio, including management of the Portfolio’s overall risk profile.

In managing the Portfolio, the Sub-Adviser:

  Emphasizes stocks of larger companies.
  Looks to strategically invest the Portfolio’s assets in stocks of mid-sized companies and up to 25% of its total assets in stocks of foreign issuers, depending upon market conditions.
  Utilizes an intensive, fundamentally driven research process to evaluate company financial characteristics (for example, price-to-earnings ratios, growth rates and earnings estimates) to select securities within each class. In analyzing these characteristics, the Sub-Adviser attempts to identify positive earnings momentum and positive valuation characteristics in selecting securities whose perceived value is not reflected in their price.

The Portfolio may invest in certain higher risk investments such as derivative instruments, including, but not limited to, put and call options.

The Sub-Adviser may sell securities for a variety of circumstances, such as to secure gains, limit losses or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended and the rules, regulations and exemptive orders thereunder.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

Pending Merger - On September 11, 2008, the Board approved a proposal to reorganize the Portfolio into ING VP Growth and Income Portfolio. If shareholder approval is obtained, it is expected that the reorganization will take place during the third quarter of 2009. Shareholders will be notified if the reorganization is not approved. After the reorganization you will hold shares of ING VP Growth and Income Portfolio. For more information regarding ING VP Growth and Income Portfolio, please contact a Shareholder Services representative at (800) 366-0066.

Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the Sub-Adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Convertible Securities Risk
Derivatives Risk
Equity Securities Risk
Foreign Investment Risk
Liquidity Risk
Market Trends Risk
Mid-Capitalization Company Risk
Other Investment Companies Risk
Portfolio Turnover Risk
Securities Lending Risk
Small-Capitalization Company Risk

10

Description of the Portfolios (continued)

Please see “Summary of Principal Risks” following the “Description of the Portfolios” section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information (“SAI”).

Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the changes in the Portfolio’s performance from year to year, and the table compares the Portfolio’s performance to the performance of a broad measure of market performance for the same period. The Portfolio’s past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s Class S shares’ (2001-2002) and Service 2 Class shares’ (2003-2008) performance from year to year. Class S shares’ performance has been adjusted to reflect the higher expenses of Service 2 Class shares.

Year-by-Year Total Returns(1)(2)
(For the periods ended December 31 of each year)

Best and Worst Quarterly Returns during this Period:

Best:	4th Quarter	2004:	15.09%
Worst:	4th Quarter	2008:	(31.01)%
11

Description of the Portfolios (continued)

The following table provides some indication of the risks of investing in the Portfolio by comparing the Portfolio’s Service 2 Class shares’ and Class S shares’ performance to that of a broad measure of market performance – the Standard & Poor’s 500® Composite Stock Price (“S&P 500®”) Index. The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States. Class S shares’ performance has been adjusted to reflect the higher expenses of Service 2 Class shares. The index does not reflect fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in the index.

Average Annual Total Returns(1)(2) (For the periods ended December 31, 2008)
	1 Year	5 Years	10 Years (or Life of Class)
Service 2 Class Return	(55.50)%	(11.78)%	(6.77)%(1)
S&P 500® Index	(37.00)%	(2.19)%	1.71%(3)
Class S Return (adjusted)	(55.52)%	(11.80)%	(8.67)%(1)
S&P 500® Index	(37.00)%	(2.19)%	(3.76)%(3)
(1)	Service 2 Class shares commenced operations on September 9, 2002. Class S shares commenced operations on October 2, 2000. Class S shares are not offered in this Prospectus. If they had been offered, Service 2 Class shares would have had substantially similar annual returns as Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Service 2 Class shares have different expenses.
(2)	ING IM has managed the Portfolio since May 1, 2009. On April 30, 2009, the Portfolio changed its name, investment objective and principal investment strategies. Legg Mason Capital Management, Inc. managed the Portfolio from May 3, 2004 through April 30, 2009. Janus Capital Management LLC managed the Portfolio from September 9, 2002 through May 2, 2004. Performance prior to September 9, 2002 is attributable to a different sub-adviser.
(3)	The index return for Service 2 Class shares is for the period beginning September 1, 2002. The index return for Class S shares is for the period beginning October 1, 2000.
12

Description of the Portfolios (continued)

ING Index Plus International Equity Portfolio

Sub-Adviser

ING Investment Management Advisors, B.V. (“IIMA”)

Investment Objective

Outperform the total return performance of the Morgan Stanley Capital International Europe, Australasia and Far East® (“MSCI EAFE®”) Index, while maintaining a market level of risk. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

The Portfolio normally invests at least 80% of its net assets (plus borrowings for investment purposes) in stocks included in the MSCI EAFE® Index, exchange-traded funds (“ETFs”), and derivatives (including futures and options) whose economic returns are similar to the MSCI EAFE® Index or its components. The Portfolio will provide shareholders with at least 60 days’ prior notice of any change in this investment policy. The MSCI EAFE® Index is a market value-weighted index that reflects the performance of approximately 1,100 securities listed on the stock exchanges of countries in Europe, Australasia and the Far East. ETFs are passively managed investment companies traded on a securities exchange whose goal is to track or replicate a desired index.

The Portfolio may also invest in securities that are convertible into common stocks included in the MSCI EAFE® Index.

The Portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted by the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

In managing the Portfolio, the Sub-Adviser attempts to achieve the Portfolio’s objective by overweighting those stocks in the MSCI EAFE® Index that it believes will outperform the MSCI EAFE® Index, and underweighting (or avoiding altogether) those stocks that the Sub-Adviser believes will underperform the MSCI EAFE® Index. In determining stock weightings, the Sub-Adviser uses internally developed quantitative computer models to evaluate various criteria, such as cash flows, earnings and price to book ratios of each company, in an attempt to select companies with long-term sustainable growth characteristics at acceptable valuation levels. The Portfolio’s aggregate characteristics will approximate that of the MSCI EAFE® Index.

At any one time, the Sub-Adviser generally includes in the Portfolio between 300 and 400 of the stocks included in the MSCI EAFE® Index. Although the Portfolio will not hold all the stocks in the MSCI EAFE® Index, the Sub-Adviser expects that there will be a close correlation between the performance of the Portfolio and that of the MSCI EAFE® Index in both rising and falling markets. The Portfolio may pay transactional and other expenses that are not reflected in the MSCI EAFE® Index. This will give the Portfolio a performance disadvantage in relation to the MSCI EAFE® Index.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective.

Pending Merger - On March 27, 2009, the Board approved a proposal to reorganize the Portfolio into ING International Index Portfolio. If shareholder approval is obtained, it is expected that the reorganization will take place during the third quarter of 2009. Shareholders will be notified if the reorganization is not approved. After the reorganization you will hold shares of ING International Index Portfolio. For more information regarding ING International Index Portfolio, please contact a Shareholder Services representative at (800) 366-0066.

Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the Sub-Adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

13

Description of the Portfolios (continued)

Convertible Securities Risk
Derivatives Risk
Equity Securities Risk
Foreign Investment Risk
Index Strategy Risk
Investment Models Risk
Liquidity Risk
Manager Risk
Market and Company Risk
Market Capitalization Risk
Market Trends Risk
Other Investment Companies Risk
Portfolio Turnover Risk
Securities Lending Risk

Please see “Summary of Principal Risks” following the “Description of the Portfolios” section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information (“SAI”).

Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the changes in the Portfolio’s performance from year to year, and the table compares the Portfolio’s performance to the performance of a broad measure of market performance for the same period. The Portfolio’s past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s Class S shares’ (2006) and Service 2 Class shares’ (2007-2008) performance from year to year. Class S shares’ performance has been adjusted to reflect the higher expenses of Service 2 Class shares.

Year-by-Year Total Returns(1)
(For the periods ended December 31 of each year)

Best and Worst Quarterly Returns during this Period:

Best:	4th Quarter	2006:	9.99%
Worst:	3rd Quarter	2008:	(20.26)%
14

Description of the Portfolios (continued)

The following table provides some indication of the risks of investing in the Portfolio by comparing the Portfolio’s Service 2 Class shares’ and Class S shares’ performance to that of a broad measure of market performance – the Morgan Stanley Capital International Europe, Australasia and Far East® Index (“MSCI EAFE® Index”). The MSCI EAFE® Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australasia and the Far East. Class S shares’ performance has been adjusted to reflect the higher expenses of Service 2 Class shares. The index includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in the index.

Average Annual Total Returns(1) (For the periods ended December 31, 2008)
	1 Year	5 Years (or Life of Class)	10 Years
Service 2 Class Return	(43.90)%	(10.24)%(1)	N/A
MSCI EAFE® Index	(43.38)%	(7.35)%(2)	N/A
Class S Return (adjusted)	(43.90)%	(5.18)%(1)	N/A
MSCI EAFE® Index	(43.38)%	(3.47)%(2)	N/A
(1)	Service 2 Class shares commenced operations on January 10, 2006. Class S shares commenced operations on July 29, 2005. Class S shares are not offered in this Prospectus. If they had been offered, Service 2 Class shares would have had substantially similar annual returns as Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Service 2 Class shares have different expenses.
(2)	The index return for Service 2 Class shares is for the period beginning January 1, 2006. The index return for Class S shares is for the period beginning August 1, 2005.
15

Description of the Portfolios (continued)

ING International Growth Opportunities Portfolio

Sub-Adviser

ING Investment Management Co. (“ING IM”)

Investment Objective

Long-term growth of capital. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

Under normal conditions, the Portfolio invests at least 65% of its net assets in equity securities of issuers located in a number of different countries outside of the United States. The Portfolio invests primarily in companies with a large market capitalization, but may also invest in mid- and small-sized companies. The Portfolio generally invests in common and preferred stocks, warrants and convertible securities. The Portfolio may invest in companies located in countries with emerging securities markets when the Sub-Adviser believes they present attractive investment opportunities. The Portfolio may invest in government debt securities of developed foreign countries. The Portfolio may invest up to 35% of its assets in securities of U.S. issuers, including investment-grade government and corporate debt securities. The Portfolio may invest in derivative instruments, including futures. The Portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

The Sub-Adviser primarily uses a bottom-up fundamental analysis to identify stocks which it believes offer relatively attractive growth prospects relative to their peers in the same industry, sector or region. The valuation characteristics of stocks expected to exhibit growth are also assessed to determine whether the expected growth allows for capital appreciation. Customized sector, country and universe screens are employed to help rank stocks in terms of their relative attractiveness based on a blend of growth and valuation factors. The relative riskiness of individual securities is also assessed prior to a decision to purchase a security.

The Portfolio may employ currency hedging strategies to seek to protect the portfolio from adverse effects on the U.S. dollar.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective.

Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the Sub-Adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Call Risk
Convertible Securities Risk
Credit Risk
Currency Risk
Debt Securities Risk
Derivatives Risk
Emerging Markets Risk
Equity Securities Risk
Foreign Investment Risk
Growth Investing Risk
Interest Rate Risk
Liquidity Risk
Manager Risk
Market and Company Risk
Market Capitalization Risk
Market Trends Risk
Mid-Capitalization Company Risk
Other Investment Companies Risk
Portfolio Turnover Risk
Securities Lending Risk
Small-Capitalization Company Risk
Sovereign Debt Risk

16

Description of the Portfolios (continued)

Please see “Summary of Principal Risks” following the “Description of the Portfolios” section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information (“SAI”).

Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the changes in the Portfolio’s performance from year to year, and the table compares the Portfolio’s performance to the performance of a broad measure of market performance for the same period. The Portfolio’s past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s Class S shares’ (2002) and Service 2 Class shares’ (2003-2008) performance from year to year. Class S shares’ performance has been adjusted to reflect the higher expenses of Service 2 Class shares.

Year-by-Year Total Returns(1)(2)
(For the periods ended December 31 of each year)

Best and Worst Quarterly Returns during this Period:

Best:	2nd Quarter	2003:	16.13%
Worst:	3rd Quarter	2008:	(27.83)%
17

Description of the Portfolios (continued)

The following table provides some indication of the risks of investing in the Portfolio by comparing the Portfolio’s Service 2 Class shares’ and Class S shares’ performance to that of a broad measure of market performance – the Morgan Stanley Capital International Europe, Australasia and Far East GrowthSM (“MSCI EAFE GrowthSM”) Index. The MSCI EAFE GrowthSM Index is an unmanaged index that measures the performance in 20 countries within Europe, Australasia and the Far East with a greater-than-average growth orientation. Class S shares’ performance has been adjusted to reflect the higher expenses of Service 2 Class shares. The index includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in the index.

Average Annual Total Returns(1)(2) (For the periods ended December 31, 2008)
	1 Year	5 Years	10 Years (or Life of Class)
Service 2 Class Return	(52.52)%	(2.61)%	1.62%(1)
MSCI EAFE GrowthSM Index	(42.70)%	1.43%	5.38%(3)
Class S Return (adjusted)	(52.42)%	(2.56)%	(0.70)%(1)
MSCI EAFE GrowthSM Index	(42.70)%	1.43%	2.77%(3)
(1)	Service 2 Class shares commenced operations on September 9, 2002. Class S shares commenced operations on December 17, 2001. Class S shares are not offered in this Prospectus. If they had been offered, Service 2 Class shares would have had substantially similar annual returns as Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Service 2 Class shares have different expenses.
(2)	On April 30, 2007, the Portfolio changed its name from ING International Portfolio to ING International Growth Opportunities Portfolio.
(3)	The index return for the Service 2 Class shares is for the period beginning September 1, 2002. The index return for the Class S shares is for the period beginning January 1, 2002.
18

Description of the Portfolios (continued)

ING JPMorgan Small Cap Core Equity Portfolio

Sub-Adviser

J.P. Morgan Investment Management Inc. (“JPMorgan”)

Investment Objective

Capital growth over the long term. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of small-capitalization companies. The Portfolio will provide shareholders with at least 60 days’ prior notice of any change in this investment policy. The Sub-Adviser defines small-capitalization companies as companies with market capitalization equal to those within a universe of Russell 2000® Index stocks. Market capitalization is the total market value of a company’s shares.

The Sub-Adviser uses a multi-style approach, under which the portfolio managers select assets for the Portfolio in complementary styles. Through both fundamental and quantitative analysis, the portfolio management team focuses on companies that have a core competitive advantage and appear relatively attractive to other companies within the same economic sector. They base this analysis on a number of quantitative factors, as well as qualitative insights into industries and individual companies gathered through fundamental research. The sector and stock weightings of the investments selected will vary from weightings of the Russell 2000® Index only within limits established by the investment team.

The Portfolio may also invest up to 20% of its total assets in foreign securities. These investments may take the form of depositary receipts. The Portfolio may also invest up to 20% of its total assets in convertible securities which generally pay interest or dividends and which can be converted into common or preferred stock.

Although the Portfolio intends to invest primarily in equity securities, under normal market conditions, it may invest up to 20% of its total assets in high-quality money market instruments and repurchase agreements.

The Portfolio’s equity holdings may include real estate investment trusts, which are pools of investments consisting primarily of income-producing real estate or loans related to real estate.

The Portfolio may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Portfolio may use derivatives to hedge various market risks or to increase the Portfolio’s income or gain.

The Portfolio may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended and the rules, regulations and exemptive orders thereunder.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the Sub-Adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Convertible Securities Risk
Depositary Receipts Risk
Derivatives Risk
Equity Securities Risk
Foreign Investment Risk
Growth Investing Risk
Investment Models Risk
Liquidity Risk
Manager Risk
Market and Company Risk
Market Capitalization Risk
Mid-Capitalization Company Risk
19

Description of the Portfolios (continued) Mortgage-Related Securities Risk
Other Investment Companies Risk
Real Estate Investment Trusts Risk
Securities Lending Risk
Small-Capitalization Company Risk
Value Investing Risk

Please see “Summary of Principal Risks” following the “Description of the Portfolios” section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information (“SAI”).

Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the changes in the Portfolio’s performance from year to year, and the table compares the Portfolio’s performance to the performance of a broad measure of market performance for the same period. The Portfolio’s past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s Service 2 Class shares’ performance from year to year.

Year-by-Year Total Returns(1)(2)
(For the periods ended December 31 of each year)

Best and Worst Quarterly Returns during this Period:

Best:	2nd Quarter	2003:	15.21%
Worst:	4th Quarter	2008:	(23.15)%
20

Description of the Portfolios (continued)

The following table provides some indication of the risks of investing in the Portfolio by comparing the Portfolio’s Service 2 Class shares’ performance to that of a broad measure of market performance – the Russell 2000® Index. The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which contains the 3,000 largest U.S. companies, based on total market capitalization. The index does not reflect fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in the index.

Average Annual Total Returns(1)(2) (For the periods ended December 31, 2008)
	1 Year	5 Years	10 Years (of Life of Class)
Service 2 Class Return	(30.03)%	0.81%	4.76%(1)
Russell 2000® Index	(33.79)%	(0.93)%	5.28%(3)
(1)	Service 2 Class shares commenced operations on September 9, 2002.
(2)	JPMorgan has managed the Portfolio since May 1, 2002. On November 6, 2006, the Portfolio changed its name from ING JPMorgan Small Cap Equity Portfolio to ING JPMorgan Small Cap Core Equity Portfolio.
(3)	The index return is for the period beginning September 1, 2002.
21

Description of the Portfolios (continued)

ING JPMorgan Value Opportunities Portfolio

Sub-Adviser

J.P. Morgan Investment Management Inc. (“JPMorgan”)

Investment Objective

Long-term capital appreciation. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

Under normal circumstances, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of mid- and large-capitalization companies at the time of purchase. The Sub-Adviser considers issuers with market capitalizations between $2 billion and $5 billion to be mid-capitalization companies and those with market capitalizations above $5 billion to be large-capitalization companies. Market capitalization is the total market value of a company’s shares. The Sub-Adviser builds a portfolio that it believes has characteristics of undervalued securities.

Equity securities in which the Portfolio may invest include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

The Portfolio may invest any portion of its assets that is not in equity securities in high-quality money market instruments and repurchase agreements.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Portfolio may invest. The Portfolio may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Portfolio may use derivatives to hedge various investments and for risk management.

The Portfolio may invest in mortgage-related securities issued by government entities and private issuers.

The Portfolio may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended and the rules, regulations and exemptive orders thereunder.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

Pending Merger - On March 27, 2009, the Board approved a proposal to reorganize the Portfolio into ING RussellTM Large Cap Value Index Portfolio. If shareholder approval is obtained, it is expected that the reorganization will take place during the third quarter of 2009. Shareholders will be notified if the reorganization is not approved. After the reorganization you will hold shares of ING RussellTM Large Cap Value Index Portfolio. For more information regarding ING RussellTM Large Cap Value Index Portfolio, please contact a Shareholder Services representative at (800) 366-0066.

Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the Sub-Adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Convertible Securities Risk
Depositary Receipts Risk
Derivatives Risk
Equity Securities Risk
Foreign Investment Risk
Interest Rate Risk
Investment Style Risk
Liquidity Risk
Manager Risk
Market and Company Risk
Market Capitalization Risk
Mid-Capitalization Company Risk
Mortgage-Related Securities Risk
Other Investment Companies Risk
Price Volatility Risk
Securities Lending Risk
Value Investing Risk

22

Description of the Portfolios (continued)

Please see “Summary of Principal Risks” following the “Description of the Portfolios” section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information (“SAI”).

Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the changes in the Portfolio’s performance from year to year, and the table compares the Portfolio’s performance to the performance of a broad measure of market performance for the same period. The Portfolio’s past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s Service 2 Class shares’ performance from year to year.

Year-by-Year Total Returns(1)
(For the periods ended December 31 of each year)

Best and Worst Quarterly Returns during this Period:

Best:	4th Quarter	2006:	8.13%
Worst:	4th Quarter	2008:	(20.72)%
23

Description of the Portfolios (continued)

The following table provides some indication of the risks of investing in the Portfolio by comparing the Portfolio’s Service 2 Class shares’ performance to that of a broad measure of market performance – the Russell 1000® Value Index. The Russell 1000® Value Index is an unmanaged index that measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values. The index does not reflect fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in the index.

Average Annual Total Returns(1) (For the periods ended December 31, 2008)
	1 Year	5 Years (or Life of Class)	10 Years
Service 2 Class Return	(39.55)%	(7.38)%(1)	N/A
Russell 1000® Value Index	(36.85)%	(4.66)%(2)	N/A
(1)	Service 2 Class shares commenced operations on May 4, 2005.
(2)	The index return is for the period beginning May 1, 2005.
^
24

Description of the Portfolios (continued)

ING Limited Maturity Bond Portfolio

Sub-Adviser

ING Investment Management Co. (“ING IM”)

Investment Objectives

Highest current income consistent with low risk to principal and liquidity. As a secondary objective, the Portfolio seeks to enhance its total return through capital appreciation when market factors, such as falling interest rates and rising bond prices, indicate that capital appreciation may be available without significant risk to principal. The Portfolio’s investment objectives are not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

The Portfolio seeks to achieve its investment objectives by investing under normal circumstances at least 80% of its net assets (plus borrowing for investment purposes) in a diversified portfolio of bonds that are primarily limited maturity debt securities. The Portfolio will provide shareholders with at least 60 days’ prior notice of any change in this investment policy. These short to intermediate-term debt securities have remaining maturities of seven years or less. The dollar-weighted average maturity of the Portfolio generally will not exceed five years and in periods of rising interest rates may be shortened to one year or less. Under normal market conditions, the Portfolio maintains significant exposure to government securities.

The Sub-Adviser utilizes the following decision making process to achieve the Portfolio’s objectives:

  Active Duration Management.  The average duration of the Portfolio is actively managed relative to the benchmark’s average duration. In rising interest rate environments, the average duration will tend to be equal to or less than the benchmark and in falling interest rate environments, the average duration will tend to be greater than the benchmark;
  Yield Curve Analysis.  The yield curve shape is assessed to identify the risk/reward trade-off of maturity decisions and market expectations of future interest rates;
  Sector Selection.  Sectors are overweighted or underweighted relative to the benchmark based on sector analysis and market opportunities. Sectors are broadly defined to include U.S. Treasury securities, U.S. government agency securities, corporate securities, mortgage-backed securities, asset-backed securities and money market securities. The Sub-Adviser may further evaluate groupings within sectors such as various industry groups within the corporate securities sector (e.g., finance, industrials, utilities, etc.); and
  Security Selection.  The Sub-Adviser emphasizes individual securities with positive credit fundamentals, liquidity and relative value within their respective sectors.

The Portfolio invests in non-government securities, issued by companies of all sizes, only if rated investment-grade by a Nationally Recognized Statistical Rating Organization (e.g., Baa3 or better by Moody’s Investors Service, Inc. (“Moody’s”) or BBB- or better by Standard & Poor’s Ratings Services (“S&P”) or BBB- or better by Fitch Ratings (“Fitch”) or, if not rated by Moody’s, S&P or Fitch, the Sub-Adviser determines at the time of purchase that they are of comparable quality. Money market securities must be rated in the two highest rating categories by Moody’s (P-1 or P-2), S&P (A-1+, A-1 or A-2) or Fitch (A-1+, A-1 or A-2), or determined, at the time of purchase, to be of comparable quality by the Sub-Adviser. For a description of bond ratings, please refer to the Statement of Additional Information (“SAI”).

The Portfolio may also invest in: preferred stocks; U.S. government securities, securities of foreign governments and supranational organizations; mortgage bonds; municipal bonds, notes and commercial paper; and debt securities of foreign issuers. The Portfolio may engage in dollar roll transactions and swap agreements, including credit default swaps. The Portfolio may use options and futures contracts involving securities, securities indices and interest rates. A portion of the Portfolio’s assets may be invested in mortgage-backed and asset-backed debt securities.

In addition, private placements of debt securities (which are often restricted securities) are eligible for purchase along with other illiquid securities, subject to appropriate limits.

The Portfolio may borrow up to 10% of the value of its net assets. This amount may be increased to 25% for temporary purposes.

The Portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

25

Description of the Portfolios (continued) The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective.

Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the Sub-Adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Asset-Backed Securities Risk
Borrowing Risk
Call Risk
Credit Risk
Credit Derivatives Risk
Debt Securities Risk
Derivatives Risk
Equity Securities Risk
Foreign Investment Risk
Income Risk
Interest Rate Risk
Leveraging Risk
Liquidity Risk
Manager Risk
Mortgage-Related Securities Risk
Other Investment Companies Risk
Portfolio Turnover Risk
Restricted and Illiquid Securities Risk
Sector Risk
Securities Lending Risk
Sovereign Debt Risk
U.S. Government Securities and Obligations Risk

Please see “Summary of Principal Risks” following the “Description of the Portfolios” section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information (“SAI”).

Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the changes in the Portfolio’s performance from year to year, and the table compares the Portfolio’s performance to the performance of a broad measure of market performance for the same period. The Portfolio’s past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

26

Description of the Portfolios (continued)

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s Class S shares’ (1999-2006) and Service 2 Class shares’ (2007-2008) performance from year to year. Class S shares’ performance has been adjusted to reflect the higher expenses of Service 2 Class shares.

Year-by-Year Total Returns(1)
(For the periods ended December 31 of each year)

Best and Worst Quarterly Returns during this Period:

Best:	3rd Quarter	2001:	4.16%
Worst:	3rd Quarter	2008:	(3.06)%

The following table provides some indication of the risks of investing in the Portfolio by comparing the Portfolio’s Service 2 Class shares’ and Class S shares’ performance to that of a broad measure of market performance – the Barclays Capital 1-3 Year U.S. Government/Credit Bond Index (formerly, the Lehman Brothers® 1-3 Year U.S. Government/Credit Bond Index). The Barclays Capital 1-3 Year U.S. Government/Credit Bond Index is an index of publicly issued investment-grade fixed-rate debt securities, including Treasuries, Agencies and credit securities with a maturity of one-to-three years. Class S shares’ performance has been adjusted to reflect the higher expenses of Service 2 Class shares. The index does not reflect fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in the index.

Average Annual Total Returns(1) (For the periods ended December 31, 2008)
	1 Year	5 Years (or Life of Class)	10 Years (of Life of Class)
Service 2 Class Return	(0.29)%	3.15%(1)	N/A
Barclays Capital 1-3 Year U.S. Government/Credit Bond Index	4.97%	5.73%(2)	N/A
Class S Return (adjusted)	(0.38)%	2.31%	3.82%
Barclays Capital 1-3 Year U.S. Government/Credit Bond Index	4.97%	3.81%	4.79%
(1)	Service 2 Class shares commenced operations on April 28, 2006. Class S shares are not offered in this Prospectus. If they had been offered, Service 2 Class shares would have had substantially similar annual returns as Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Service 2 Class shares have different expenses.
(2)	The index return for Service 2 Class shares is for the period beginning May 1, 2006.
27

Description of the Portfolios (continued)

ING Lord Abbett Affiliated Portfolio

Sub-Adviser

Lord, Abbett & Co. LLC (“Lord Abbett”)

Investment Objectives

Long-term growth of capital. Current income is a secondary objective. The Portfolio’s investment objectives are not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

Under normal market conditions, the Portfolio invests primarily in equity securities of large, seasoned, U.S. and multinational companies that the Sub-Adviser believes are undervalued. Value stocks are stocks of companies that the Sub-Adviser believes the market undervalues according to certain financial measurements of their intrinsic worth or business prospects. The Sub-Adviser defines a large company as one having a market capitalization, at the time of purchase, that falls within the market capitalization range of companies in the Russell 1000® Index. As of December 31, 2008, the market capitalization range of the Russell 1000® Index was $24 million to $421.7 billion. This range may vary daily.

Equity securities in which the Portfolio may invest include common stocks, preferred stocks, convertible securities, warrants, and similar instruments. In selecting investments for the Portfolio, the Sub-Adviser seeks to invest in securities of large, well-known companies selling at prices believed to be reasonable in relation to its assessment of their potential value. In selecting investments for the Portfolio, the Sub-Adviser looks for issuers that are “seasoned,” meaning that the Sub-Adviser views them as established companies whose securities have gained a reputation for quality among investors and are liquid in the market.

The Portfolio may invest up to 10% of its assets in foreign securities and also may invest in American Depositary Receipts and similar depositary receipts, which are not subject to the 10% limit on investment. The Portfolio may invest in convertible bonds and convertible preferred stock, and in derivatives and similar instruments. The Portfolio’s derivatives investments may include, but are not limited to, options, futures, forward contracts, swap agreements, warrants and rights. In addition, the Portfolio may buy and sell options on securities and securities indices for hedging or cross-hedging purposes or to seek to increase total return, and may sell covered call options on its portfolio securities in an attempt to increase income and to provide greater flexibility in the disposition of such securities.

The Portfolio may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended and the rules, regulations and exemptive orders thereunder.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the Sub-Adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Convertible Securities Risk
Depositary Receipts Risk
Derivatives Risk
Equity Securities Risk
Foreign Investment Risk
Liquidity Risk
Manager Risk
Market and Company Risk
Market Capitalization Risk
Market Trends Risk
Other Investment Companies Risk
Securities Lending Risk
Value Investing Risk

Please see “Summary of Principal Risks” following the “Description of the Portfolios” section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does
28

Description of the Portfolios (continued) not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information (“SAI”).

Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the changes in the Portfolio’s performance from year to year, and the table compares the Portfolio’s performance to the performance of a broad measure of market performance for the same period. The Portfolio’s past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s Class S shares’ (2001-2002) and Service 2 Class shares’ (2003-2008) performance from year to year. Class S shares’ performance has been adjusted to reflect the higher expenses of Service 2 Class shares.

Year-by-Year Total Returns(1)(2)
(For the periods ended December 31 of each year)

Best and Worst Quarterly Returns during this Period:

Best:	2nd Quarter	2003:	19.56%
Worst:	4th Quarter	2008:	(20.16)%
29

Description of the Portfolios (continued)

The following table provides some indication of the risks of investing in the Portfolio by comparing the Portfolio’s Service 2 Class shares’ and Class S shares’ performance to that of a broad measure of market performance – the Russell 1000® Value Index. The Russell 1000® Value Index is an unmanaged index that measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values. Class S shares’ performance has been adjusted to reflect the higher expenses of Service 2 Class. The index does not reflect fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in the index.

Average Annual Total Returns(1)(2) (For the periods ended December 31, 2008)
	1 Year	5 Years	10 Years (or Life of Class)
Service 2 Class Return	(36.67)%	(2.21)%	2.40%(1)
Russell 1000® Value Index	(36.85)%	(0.79)%	3.10%(3)
Class S Return (adjusted)	(36.69)%	(2.22)%	(0.21)%(1)
Russell 1000® Value Index	(36.85)%	(0.79)%	1.10%(3)
(1)	Service 2 Class shares commenced operations on September 9, 2002. Class S shares commenced operations on February 1, 2000. Class S shares are not offered in this Prospectus. If the had been offered, Service 2 Class shares would have had substantially similar annual returns as Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Service 2 Class shares have different expenses.
(2)	Lord Abbett has managed the Portfolio since December 1, 2005. Prior to December 1, 2005, the Portfolio was managed by Salomon Brothers Asset Management Inc., and had a different investment objective and principal investment strategies. Performance prior to December 1, 2005 is attributable to Salomon Brothers Asset Management Inc.
(3)	The index return for Service 2 Class shares is for the period beginning September 1, 2002. The index return for Class S shares is for the period beginning February 1, 2000.
30

Description of the Portfolios (continued)

ING PIMCO High Yield Portfolio

Sub-Adviser

Pacific Investment Management Company LLC (“PIMCO”)

Investment Objective

Maximum total return, consistent with the preservation of capital and prudent investment management. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets (plus borrowings for investment purposes) in a diversified portfolio of high-yield securities (“junk bonds”) which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements rated below investment-grade but rated at least CCC/Caa by Moody’s Investors Service, Inc., Standard and Poor’s Ratings Services, or Fitch Ratings, or if unrated, determined by the Sub-Adviser to be of comparable quality, subject to a maximum of 5% of total assets in CCC/Caa securities, determined at the time of investment. The Portfolio will provide shareholders with at least 60 days’ prior notice of any change in this investment policy.

The remainder of the Portfolio’s assets may be invested in investment-grade fixed-income instruments. The average portfolio duration of the Portfolio normally varies within two years (plus or minus) of the duration of the Merrill Lynch U.S. High Yield BB-B Rated Constrained Index, which as of December 31, 2008 was 4.14 years. The Portfolio may invest up to 20% of its total assets in non-U.S. dollar-denominated securities and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio also may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. The Portfolio may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the Portfolio’s total assets.

The fixed-income instruments in which the Portfolio may invest include: securities issued or guaranteed by the U.S. government, its agencies or government-sponsored enterprises; corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper; mortgage-backed and other asset-backed securities; inflation-indexed bonds issued by both governments and corporations; structured notes, including hybrid or “indexed” securities and event-linked bonds; loan participations and assignments; delayed funding loans and revolving credit facilities; bank certificates of deposit, fixed-time deposits and bankers’ acceptances; repurchase agreements on fixed-income instruments and reverse repurchase agreements on fixed-income instruments; debt securities issued by state or local governments and their agencies, authorities and other government-sponsored enterprises; obligations of non-U.S. governments or their subdivisions, agencies, and government-sponsored enterprises; obligations of international agencies or supranational entities. The Portfolio may invest in derivatives based on fixed-income instruments, such as forwards, options, futures contracts or swaps agreements. The Portfolio may engage in short sales and may invest up to 10% of its total assets in preferred stocks.

The Portfolio may invest all of its assets in derivative instruments such as options, futures contracts or swap agreements or in mortgage- or asset-backed securities. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as “buy backs” or “dollar rolls”). The “total return” sought by the Portfolio consists of income earned on the Portfolio’s investments, plus capital improvements, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

The Portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted by the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective.

31

Description of the Portfolios (continued) Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the Sub-Adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Borrowing Risk
Call Risk
Convertible Securities Risk
Credit Derivatives Risk
Credit Risk
Currency Risk
Debt Securities Risk
Derivatives Risk
Emerging Markets Risk
Equity Securities Risk
Foreign Investment Risk
High-Yield, Lower-Grade Debt Securities Risk
Income Risk
Interest Rate Risk
Leveraging Risk
Liquidity Risk
Manager Risk
Market and Company Risk
Maturity Risk
Mortgage-Related Securities Risk
Other Investment Companies Risk
Portfolio Turnover Risk
Securities Lending Risk
Short Sales Risk
Sovereign Debt Risk
U.S. Government Securities and Obligations Risk
When Issued and Delayed Delivery Securities and Commitments Risk

Please see “Summary of Principal Risks” following the “Description of the Portfolios” section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information (“SAI”).

Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the changes in the Portfolio’s performance from year to year, and the table compares the Portfolio’s performance to the performance of two broad measures of market performance for the same period. The Portfolio’s past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing the Portfolio’s Class S shares’ (2005-2006) and Service 2 Class shares’ (2007-2008) performance from year to year. Class S shares’ performance has been adjusted to reflect the higher expenses of Service 2 Class shares.

32

Description of the Portfolios (continued) Year-by-Year Total Returns(1)
(For the periods ended December 31 of each year)

Best and Worst Quarterly Returns during this Period:

Best:	4th Quarter	2006:	3.56%
Worst:	3rd Quarter	2008:	(11.31)%

The following table provides some indication of the risks of investing in the Portfolio by comparing the Portfolio’s Service 2 Class shares’ and Class S shares’ performance to those of two broad measures of market performance – the Merrill Lynch U.S. High Yield, BB-B Rated 2%, Constrained (“Merrill Lynch U.S. High Yield Constrained”) Index and the Merrill Lynch U.S. High Yield BB-B Rated Index (“Merrill Lynch U.S. High Yield Rated Index”). The Merrill Lynch U.S. High Yield Constrained Index tracks the performance of BB-B rated U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Qualifying bonds are capitalization-weighted provided the total allocation to an individual issuer (defined by Bloomberg) does not exceed 2%. The Merrill Lynch U.S. High Yield Rated Index is an unmanaged index of bonds rated BB and B by Moody’s or Standard & Poor’s. Class S shares’ performance has been adjusted to reflect the higher expenses of Service 2 Class shares. The Merrill Lynch U.S. High Yield Rated Index is included to provide additional comparison information. The indices do not reflect fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in the indices.

Average Annual Total Returns(1) (For the periods ended December 31, 2008)
	1 Year	5 years (or Life of Class)	10 Years
Service 2 Class Return	(22.60)%	(10.74)%(1)	N/A
Merrill Lynch U.S. High Yield Constrained Index	(23.31)%	(11.03)%(2)	N/A
Merrill Lynch U.S. High Yield Rated Index	(23.71)%	(11.49)%(2)	N/A
Class S Return (adjusted)	(22.64)%	(0.33)%(1)	N/A
Merrill Lynch U.S. High Yield Constrained Index	(23.31)%	(0.69)%(2)	N/A
Merrill Lynch U.S. High Yield Rated Index	(23.71)%	(0.65)%(2)	N/A
(1)	Service 2 Class shares commenced operations on December 29, 2006. Class S shares commenced operations on May 3, 2004. Class S shares are not offered in this Prospectus. If they had been offered, Service 2 Class shares would have had substantially similar annual returns as Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Service 2 Class shares have different expenses.
(2)	The index return for Service 2 Class shares is for the period beginning January 1, 2007. The index return for Class S shares is for the period beginning May 1, 2004.
33

Description of the Portfolios (continued)

ING Pioneer Equity Income Portfolio

Sub-Adviser

Pioneer Investment Management, Inc. (“Pioneer”)

Investment Objective

Current income and long-term growth of capital from a portfolio consisting primarily of equity securities of U.S. corporations that are expected to produce income. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

Normally, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of U.S. issuers that are expected to produce income. The Portfolio will provide shareholders with at least 60 days’ prior notice of any change in this investment policy. The income-producing equity securities in which the Portfolio may invest include common stocks, preferred stocks, equity-based exchange-traded funds and equity interests in real estate investment trusts. The Sub-Adviser may invest up to 20% of its total assets in equity and debt securities of non-U.S. corporate issuers and debt securities of non-U.S. government issuers. The Portfolio will not invest more than 5% of its total assets in the securities of emerging market issuers. The remainder of the assets may be invested in debt securities, most of which are expected to be convertible into common stocks.

Generally, the Portfolio acquires debt securities that are investment-grade, but the Portfolio may invest up to 10% of its net assets in below investment-grade debt securities, including convertible debt securities.

The Sub-Adviser uses a value approach to select the Portfolio’s investments. Using this investment style, the Sub-Adviser seeks securities selling at substantial discounts to their underlying values and then holds these securities until the market values reflect their intrinsic values. The Sub-Adviser evaluates a security’s potential value, including the attractiveness of its market valuation, based on the company’s assets and prospects for earnings growth. The Sub-Adviser also considers a security’s potential to provide a reasonable amount of income. In making these assessments, the Sub-Adviser employs due diligence and fundamental research, an evaluation of the issuer based on its financial statements and operations, employing a bottom-up analytic style. The Sub-Adviser relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research. The Sub-Adviser focuses on the quality and price of individual issuers, not on economic sector or market-timing strategies. Factors the Sub-Adviser looks for in selecting investments include:

  favorable expected returns relative to perceived risk;
  management with demonstrated ability and commitment to the company;
  low market valuations relative to earnings forecast, book value, cash flow and sales; and
  good prospects for dividend growth.

The Portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted by the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may lend the portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the Sub-Adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Convertible Securities Risk
Credit Risk
Debt Securities Risk
Emerging Markets Risk
Equity Securities Risk
Foreign Securities Risk
High-Yield, Lower Grade Debt Securities Risk
Interest Rate Risk
Liquidity Risk
Manager Risk
Market and Company Risk
Market Capitalization Risk
Market Trends Risk
Other Investment Companies Risk
Real Estate Investment Trusts Risk
Securities Lending Risk
Value Investing Risk

34

Description of the Portfolios (continued)

Please see “Summary of Principal Risks” following the “Description of the Portfolios” section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information (“SAI”).

Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the Portfolio’s performance for the first full calendar year of operations, and the table compares the Portfolio’s performance to the performance of a broad measure of market performance for the same period. The Portfolio’s past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

In addition, performance of a similarly managed fund is presented in the section of this Prospectus entitled “Performance of a Similarly Managed Mutual Fund.”

Because Service 2 Class shares did not commence operations as of December 31, 2008, the bar chart below provides some indication of the risks of investing in the Portfolio by showing the Portfolio’s Class S shares’ performance for the first full calendar year of operations. Class S shares’ performance has been adjusted to reflect the higher expenses of Service 2 Class shares.

Year-by-Year Total Return(1)
(For the period ended December 31)

Best and Worst Quarterly Returns during this Period:

Best:	2nd Quarter	2008:	(1.31)%
Worst:	4th Quarter	2008:	(20.79)%
35

Description of the Portfolios (continued)

The following table provides some indication of the risks of investing in the Portfolio by comparing the Portfolio’s Class S shares’ performance to that of a broad measure of market performance – the Russell 1000® Value Index. The Russell 1000® Value Index is an unmanaged index that measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values. Class S shares’ performance has been adjusted to reflect the higher expenses of Service 2 Class shares. It includes the reinvestment of dividends net of witholding taxes, but does not reflect fees, brokerage commissions, or other expenses of investing. It is not possible to invest directly in the index.

Average Annual Total Returns(1) (For the periods ended December 31, 2008)
	1 Year	5 Years (or Life of Class)	10 Years
Class S Return (adjusted)	(30.44)%	(23.47)%(1)	N/A
Russell 1000® Value Index	(36.85)%	(26.36)%(2)	N/A
(1)	Class S shares commenced operations on May 11, 2007. Class S shares are not offered in this Prospectus. If they had been offered, Service 2 Class shares would have had substantially similar annual returns as Class S shares because the classes are invested in the same portfolio of securities. Annual returns wold deffer only to the extent Class S and Service 2 Class shares have different expenses.
(2)	The index return for Class S shares is for the period beginning May 1, 2007.
36

Description of the Portfolios (continued)

ING Pioneer Fund Portfolio

Sub-Adviser

Pioneer Investment Management, Inc. (“Pioneer”)

Investment Objective

Reasonable income and capital growth. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

The Portfolio invests in a broad list of carefully selected securities believed to be reasonably priced, rather than in securities whose prices reflect a premium resulting from their current market popularity. The Portfolio invests the major portion of its assets in equity securities, primarily of U.S. issuers. For purposes of the Portfolio’s investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as exchange-traded funds that invest primarily in equity securities, equity interests in real estate investment trust (“REITs”), depositary receipts, warrants, rights and preferred stocks. The Portfolio may invest up to 20% in REITs.

The Portfolio may also invest up to 20% of its total assets in foreign issuers.

The Portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted by the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

The Sub-Adviser uses a value approach to select the Portfolio’s investments. Using this investment style, the Portfolio seeks securities believed by the Sub-Adviser to be selling at reasonable prices or substantial discounts to their underlying values and then holds these securities until the market values reflect their intrinsic values. The Sub-Adviser evaluates a security’s potential value, including the attractiveness of its market valuation, based on the company’s assets and prospects for earnings growth. In making that assessment, the Sub-Adviser employs due diligence and fundamental research as well as an evaluation of the issuer based on its financial statements and operations. The Sub-Adviser also considers a security’s potential to provide a reasonable amount of income. The Sub-Adviser relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research. The Sub-Adviser focuses on the quality and price of individual issuers, not on economic sector or market-timing strategies. Factors the Sub-Adviser looks for in selecting investments include:

  favorable expected returns relative to perceived risk;
  above average potential for earnings and revenue growth;
  low market valuations relative to earnings forecast, book value, cash flow and sales; and
  a sustainable competitive advantage, such as a brand name, customer base, proprietary technology or economies of scale.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the Sub-Adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Convertible Securities Risk
Depositary Receipts Risk
Derivatives Risk
Equity Securities Risk
Foreign Investment Risk
Liquidity Risk
Manager Risk
Market and Company Risk
Other Investment Companies Risk
Real Estate Investment Trusts Risk
Securities Lending Risk
Value Investing Risk

37

Description of the Portfolios (continued)

Please see “Summary of Principal Risks” following the “Description of the Portfolios” section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information (“SAI”).

Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the changes in the Portfolio’s performance from year to year, and the table compares the Portfolio’s performance to the performance of a broad measure of market performance for the same period. The Portfolio’s past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing the Portfolio’s Class S shares’ (2006) and Service 2 Class shares’ (2007-2008) performance from year to year. Class S shares’ performance has been adjusted to reflect the higher expenses of Service 2 Class shares.

Year-by-Year Total Returns(1)
(For the periods ended December 31 of each year)

Best and Worst Quarterly Returns during this Period:

Best:	2nd Quarter	2007:	6.04%
Worst:	4th Quarter	2008:	(22.31)%
38

Description of the Portfolios (continued)

The following table provides some indication of the risks of investing in the Portfolio by comparing the Portfolio’s Service 2 Class shares’ and Class S shares’ performance to that of a broad measure of market performance – the Standard & Poor’s 500® Composite Stock Price (“S&P 500®”) Index. The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States. Class S shares’ performance has been adjusted to reflect the higher expenses of Service 2 Class shares. The index does not reflect fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in the index.

Average Annual Total Returns(1) (For the periods ended December 31, 2008)
	1 Year	5 Years (or Life of Class)	10 Years
Service 2 Class Return	(34.96)%	(17.43)%(1)	N/A
S&P 500® Index	(37.00)%	(18.47)%(2)	N/A
Class S Return (adjusted)	(34.82)%	(3.81)%(1)	N/A
S&P 500® Index	(37.00)%	(4.61)%(2)	N/A
(1)	Service 2 Class shares commenced operations on December 29, 2006. Class S shares commenced operations on May 3, 2005. Class S shares are not offered in this Prospectus. If they had been offered, Service 2 Class shares would have had substantially similar annual returns as Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Service 2 Class shares have different expenses.
(2)	The index return for Service 2 Class shares is for the period beginning January 1, 2007. The index return for Class S shares is for the period beginning May 1, 2005.
39

Description of the Portfolios (continued)

ING Stock Index Portfolio

Sub-Adviser

ING Investment Management Co. (“ING IM”)

Investment Objective

Total return. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

The Portfolio normally invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies included in the Standard & Poor’s 500® Composite Stock Price (“S&P 500®”) Index or equity securities of companies that are representative of the S&P 500® Index (including derivatives). The Portfolio will provide shareholders with at least 60 days’ prior notice of any change in this investment policy.

The Portfolio invests principally in common stock and employs a “passive management” approach designed to track the performance of the S&P 500® Index, which is denominated by stocks of large U.S. companies. The Portfolio usually attempts to replicate the target index by investing all, or substantially all, of its assets in stocks that make up the S&P 500® Index. The replication method implies that the Portfolio holds each security found in its target index in approximately the same proportion as represented in the index itself.

Under certain circumstances, the Portfolio may not hold all of the same securities as the S&P 500® Index. The Portfolio may also invest in stock index futures and other derivatives as a substitute for the sale or purchase of securities in the S&P 500® Index and to provide equity exposure to the Portfolio’s cash position. Although the Portfolio attempts to track, as closely as possible, the performance of the S&P 500® Index, the Portfolio does not always perform exactly like its target index. Unlike the S&P 500® Index, the Portfolio has operating expenses, and transaction costs and therefore, has a slight performance disadvantage over the S&P 500® Index.

In the event that the Portfolio’s market value is $50 million or less, in order to replicate investment in stocks listed on the S&P 500® Index, the Sub-Adviser may invest the entire amount of the Portfolio’s assets in S&P 500® Index futures, in exchange-traded funds (“ETFs”), or in a combination of S&P 500® Index futures and ETFs, subject to any limitation on the Portfolio’s investments in such securities. ETFs are passively managed investment companies traded on a securities exchange whose goal is to track or replicate a desired index.

The Portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive thereunder.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the Sub-Adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Derivatives Risk
Equity Securities Risk
Index Strategy Risk
Liquidity Risk
Market and Company Risk
Market Capitalization Risk
Mid-Capitalization Company Risk
Other Investment Companies Risk
Securities Lending Risk

Please see “Summary of Principal Risks” following the “Description of the Portfolios” section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does
40

Description of the Portfolios (continued) not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information (“SAI”).

Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the changes in the Portfolio’s performance from year to year, and the table compares the Portfolio’s performance to the performance of a broad measure of market performance for the same period. The Portfolio’s past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing the Portfolio’s Class I shares’ (2005-2007) and Service 2 Class shares’ (2008) performance from year to year. Class I shares’ performance has been adjusted to reflect the higher expenses of the Service 2 Class shares.

Year-by-Year Total Returns(1)
(For the periods ended December 31 of each year)

Best and Worst Quarterly Returns during this Period:

Best:	4th Quarter	2006:	6.54%
Worst:	4th Quarter	2008:	(22.03)%
41

Description of the Portfolios (continued)

The following table provides some indication of the risks of investing in the Portfolio by comparing the Portfolio’s Service 2 Class shares’ and Class I shares’ performance to that of a broad measure of market performance – the Standard & Poor’s 500® Composite Stock Price (“S&P 500®”) Index. The S&P 500® is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States. Class I shares’ performance has been adjusted to reflect the higher expenses of Service 2 Class shares. The index does not reflect fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in the index.

Average Annual Total Returns(1) (For the periods ended December 31, 2008)
	1 Year	5 Years (or Life of Class)	10 Years
Service 2 Class Return	(37.42)%	(27.74)%(1)	N/A
S&P 500® Index	(37.00)%	(26.92)%(2)	N/A
Class I Return (adjusted)	(37.39)%	(3.01)%(1)	N/A
S&P 500® Index	(37.00)%	(2.36)%(2)	N/A
(1)	Service 2 Class shares commenced operations on August 1, 2007. Class I shares commenced operations on May 3, 2004. Class I shares are not offered in this Prospectus. If they had been offered, Service 2 Class shares would have had substantially similar annual returns as Class I shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class I and Service 2 Class shares have different expenses.
(2)	The index return for Service 2 Class shares is for the period beginning August 1, 2007. The index return for Class I shares is for the period beginning May 1, 2004.
42

Description of the Portfolios (continued)

ING Wells Fargo Small Cap Disciplined Portfolio

Sub-Adviser

Wells Capital Management, Inc. (“Wells Capital Management”)

Investment Objective

Long-term capital appreciation. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

The Portfolio normally invests at least 80% of its net assets (plus borrowings for investment purposes) in the securities of small-capitalization companies that the Sub-Adviser believes will present attractive opportunities but have not been widely recognized by investment analysts or the financial press. The Portfolio will provide shareholders with at least 60 days’ prior written notice of any change in this investment policy. The Sub-Adviser defines small-capitalization companies as companies whose market capitalization is substantially similar to that of companies in the Russell 2500TM Index at the time of purchase. The range of the Russell 2500TM Index was $7 million to $6.8 billion, as of December 31, 2008. The market capitalization of companies in the index changes with market conditions and the composition of the index. The Portfolio may invest in any sector, and at times, the Sub-Adviser may emphasize one or more particular sectors. The Portfolio may invest up to 25% of its total assets in foreign securities.

The Portfolio may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended and the rules, regulations and exemptive orders thereunder.

The Sub-Adviser seeks to take advantage of the market’s attention on short-term prospects by focusing on indicators of a company’s long-term success, such as balance sheets and underlying assets.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the Sub-Adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Equity Securities Risk
Foreign Investment Risk
Liquidity Risk
Manager Risk
Market and Company Risk
Market Capitalization Risk
Other Investment Companies
Sector Risk
Securities Lending Risk
Small-Capitalization Company Risk
Value Investing Risk

Please see “Summary of Principal Risks” following the “Description of the Portfolios” section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information (“SAI”).

Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the changes in the Portfolio’s performance from year to year, and the table compares the Portfolio’s performance to the performance of two broad measures of market performance for the same period. The Portfolio’s past performance is no guarantee of future results.

43

Description of the Portfolios (continued) The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s Service 2 Class shares’ performance from year to year.

Year-by-Year Total Returns(1)
(For the periods ended December 31 of each year)

Best and Worst Quarterly Returns during this Period

Best:	1st Quarter	2006:	13.67%
Worst:	4th Quarter	2008:	(25.63)%

The following table provides some indication of the risks of investing in the Portfolio by comparing the Portfolio’s Service 2 Class shares’ performance to those of two broad measures of market performance – the Russell 2000® Value Index and Russell 2000® Index. The Russell 2000® Value Index measures those 2,000 measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which contains the 3,000 largest U.S. companies, based on total market capitalization. The Russell 2000® Index is included to provide additional comparison information. The indices do not reflect fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in the indices.

Average Annual Total Returns(1) (For the periods ended December 31, 2008)
	1 Year	5 Years (or Life of Class)	10 Years
Service 2 Class Return	(32.86)%	(8.87)%(1)	N/A
Russell 2000® Value Index	(28.92)%	(7.52)%(2)	N/A
Russell 2000® Index	(33.79)%	(8.21)%(2)	N/A
(1)	Service 2 Class shares commenced operations on November 30, 2005.
(2)	The index returns are for the period beginning December 1, 2005.
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Portfolio Fees and Expenses

The table that follows shows the estimated operating expenses paid each year by the Service 2 Class shares of the Portfolios. These estimated expenses are based on the expenses paid by the Portfolios in the fiscal year ended December 31, 2008. Actual expenses paid by the Portfolios may vary from year to year.

Your Variable Contract or Qualified Plan is a contract between you and the issuing life insurance company or plan provider. The Trust and the Portfolios are not parties to your Variable Contract or Qualified Plan, but are merely investment options made available to you by your insurance company or plan provider under your Variable Contract or Qualified Plan. The fees and expenses of the Portfolios are not fixed or specified under the terms of your Variable Contract or Qualified Plan. The table does not reflect fees or expenses that are, or may be, imposed under your Variable Contract or Qualified Plan. For information on these charges, please refer to the applicable Variable Contract prospectus, prospectus summary or disclosure statement. If you hold shares of a Portfolio that were purchased through an investment in a Qualified Plan, you should consult the plan administrator for information regarding additional expenses that may be assessed in connection with your plan.

Shareholder Transaction Expenses (fees you pay directly from your investment). Not Applicable.

Service 2 Class Shares
Annual Portfolio Operating Expenses(1)
(as a percentage of average daily net assets)

Portfolio	Management Fee	Distribution (12b-1) and Shareholder Services Fees(2)	Other Expenses	Acquired Fund Operating Expenses(3)	Total Operating Expenses	Waivers, Reimbursements, and Recoupments(4)	Net Operating Expenses
ING BlackRock Large Cap Value(5)	0.80%	0.50%	0.00%	0.00%(6)	1.30%	(0.16)%(7)	1.14%
ING Clarion Real Estate(5)	0.64%	0.50%	0.01%	0.00%(6)	1.15%	(0.11)%(7)	1.04%
ING Growth and Income II(5)	0.74%	0.50%	0.00%	N/A	1.24%	(0.10)%	1.14%(8)
ING Index Plus International Equity	0.45%	0.50%	0.31%(9)	0.00%(6)	1.26%(10)	(0.26)%	1.00%
ING International Growth Opportunities(5)	1.00%	0.50%	0.05%	0.00%(6)	1.55%	(0.10)%	1.45%
ING JPMorgan Small Cap Core Equity(5)	0.88%	0.50%	0.00%	N/A	1.38%	(0.10)%	1.28%
ING JPMorgan Value Opportunities	0.40%	0.50%	0.15%(9)	0.00%(6)	1.05%	(0.12)%	0.93%
ING Limited Maturity Bond(5)	0.26%	0.50%	0.01%	0.00%(6)	0.77%	(0.10)%	0.67%
ING Lord Abbett Affiliated(5)	0.75%	0.50%	0.00%	0.00%(6)	1.25%	(0.10)%	1.15%
ING PIMCO High Yield(5)	0.49%	0.50%	0.00%	N/A	0.99%	(0.10)%	0.89%
ING Pioneer Equity Income	0.65%	0.50%	0.16%(9)	0.00%(6)	1.31%	(0.22)%	1.09%
ING Pioneer Fund(5)	0.72%	0.50%	0.01%	0.00%(6)	1.23%	(0.10)%	1.13%(8)
ING Stock Index(5)	0.26%	0.50%	0.00%	0.00%(6)	0.76%	(0.10)%	0.66%
ING Wells Fargo Small Cap Disciplined	0.77%	0.50%	0.16%(9)	0.00%(6)	1.43%	(0.10)%	1.33%
(1)	This table shows the estimated operating expenses for Service 2 Class shares of each Portfolio as a ratio of expenses to average daily net assets. With the exception of ING Pioneer Equity Income Portfolio, these expenses are based on each Portfolio’s actual operating expenses for Service 2 Class shares for its most recently completed fiscal year, as adjusted for contractual changes, if any, and fee waivers to which DSL or ING Investments, as investment advisers to their respective Portfolios, have agreed for each Portfolio for the current fiscal year. Because Service 2 Class shares of ING Pioneer Equity Income Portfolio did not commence operations as of December 31, 2008, expenses are based on the Portfolio’s actual operating expenses for Class S shares as adjusted for contractual changes, if any, and fee waivers to which DSL has agreed.
(2)	ING Funds Distributor, LLC has contractually agreed to waive 0.10% of the distribution fee for Service 2 Class shares of the Portfolios, so that the actual fee paid by a Portfolio is an annual rate of 0.15%. Absent this waiver, the distribution fee is 0.25% of net assets and total distribution and shareholder service fees is 0.50%. The expense waiver will continue through at least May 1, 2010. There is no guarantee that this waiver will continue after this date.
(3)	The Acquired Fund Fees and Expenses are not fees or expenses incurred by the Portfolios directly. These fees and expenses include each Portfolio’s pro rata share of the cumulative expenses charged by the Acquired Funds in which the Portfolios invest. The fees and expenses will vary based on the Portfolio’s allocation of assets to, and the annualized net expenses of, the particular Acquired Funds. The impact of these fees and expenses is shown in Net Operating Expenses.
(4)	DSL and ING Investments have entered into written expense limitation agreements with their respective Portfolios under which they will limit expenses of these Portfolios, excluding interest, taxes, brokerage commissions, extraordinary expenses and Acquired Fund Fees and Expenses, if applicable, subject to possible recoupment by DSL or ING Investments, as applicable, within three years. The amount of these Portfolios’ expenses waived, reimbursed or recouped during the last fiscal year is shown under the heading Waivers, Reimbursements, and Recoupments.
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Portfolio Fees and Expenses (continued)
The expense limitation agreements will continue through at least May 1, 2010 except for ING Index Plus International Equity which will continue through at least May 1, 2011. The expense limitation agreements are contractual and shall renew automatically for one-year terms unless DSL, ING Investments or the Trust provide written notice of the termination of an expense limitation agreement at least 90 days prior to the end of the then current terms or upon termination of the respective Management Agreements. This amount also includes the 0.10% distribution fee waiver which footnote 2 explains in more detail. In addition, the expense limitation agreements may be terminated by the Trust upon at least 90 days’ written notice to the Portfolios’ Advisers, DSL or ING Investments. Pursuant to a side agreement effective December 1, 2008, DSL has effected an expense limit for ING Growth and Income Portfolio II, lowering the total operating expense for Service 2 Class shares to 1.00%. This waiver will be effective until the earlier of either: (i) the merger of the Portfolio with and into ING VP Growth and Income Portfolio, a series of ING Variable Funds; or (ii) such date as all votes with respect to the merger has been cast and the merger has not been affirmatively approved. There is no guarantee that these side agreements will continue after that date. This side agreements will only renew if DSL elects to renew them. For more information regarding the expense limitation agreements or side agreements for these Portfolios, please see the Statement of Additional Information.
(5)	The Management Agreement between the Trust and one of its Advisers, DSL, provides for a “bundled fee” arrangement, under which DSL provides, in addition to advisory services, administrative services and other services necessary for the ordinary operation of the Portfolios, (except for ING Index Plus International Equity, ING JPMorgan Value Opportunities, ING Pioneer Equity Income and ING Wells Fargo Small Cap Disciplined Portfolios) and pays for the services and information necessary to the proper conduct of the Portfolios’ business, including custodial, administrative, transfer agency, portfolio accounting, auditing, and ordinary legal services, in return for the single management fee. Therefore, the ordinary operating expenses borne by the Portfolios are normally expected to include such expenses as the cost of the Trustees who are not “interested persons” of DSL or the Trust, including the cost of the Trustees and Officers Errors and Omissions Liability Insurance coverage, any taxes paid by the Portfolios, expenses paid through the 12b-1 plan and service agreement, interest expenses from any borrowing, and similar expenses, and are normally expected to be low compared to mutual funds with more conventional expense structures. The Portfolios would also bear any extraordinary expenses.
(6)	Amount represents less than 0.01% and is included in Other Expenses.
(7)	DSL has contractually agreed to waive a portion of the advisory fee for ING BlackRock Large Cap Value Portfolio and ING Clarion Real Estate Portfolio. Based upon average net assets as of December 31, 2008, the advisory fee waiver for the Portfolio would equal (0.06)%. The advisory fee waiver will continue through at least May 1, 2010. The advisory fee waiver for ING Clarion Real Estate Portfolio is effective May 1, 2009 and will continue through at least May 1, 2010. There is no guarantee that these waivers will continue after this date. These agreements will only renew if DSL elects to renew them.
(8)	A portion of the brokerage commissions that ING Growth and Income II and ING Pioneer Fund Portfolios pay is used to reduce each Portfolio’s expenses. Including these reductions, the total Net Operating Expenses for each Portfolio for the year ended December 31, 2008 would have been 1.10% and 1.12%, respectively. This arrangement may be discontinued at any time.
(9)	Pursuant to its administration agreement with the Trust, ING Funds Services, LLC may receive an annual administration fee equal to 0.10% of ING Index Plus International Equity, ING JPMorgan Value Opportunities, ING Pioneer Equity Income and ING Wells Fargo Small Cap Disciplined Portfolios’ average daily net assets, which is reflected in Other Expenses.
(10)	Includes 0.05% of interest/overdraft expenses.
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Portfolio Fees and Expenses (continued)

Examples.  The Examples are intended to help you compare the cost of investing in Service 2 Class shares of the Portfolios with the cost of investing in other mutual funds. The Examples do not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. If such expenses were reflected, the expenses and charges indicated would be higher. Although your actual cost may be higher or lower, the Examples show what your costs would be based on these assumptions. Keep in mind that this is an estimate. Actual expenses and performance may vary. The Examples assume that you invest $10,000 in the Service 2 Class shares of each Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Service 2 Class shares’ operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Portfolio	1 Year	3 Years	5 Years	10 Years
ING BlackRock Large Cap Value(1)	$116	$396	$698	$1,554
ING Clarion Real Estate(1)	$106	$354	$622	$1,388
ING Growth and Income II(1)	$116	$384	$671	$1,491
ING Index Plus International Equity(2)	$102	$336	$618	$1,423
ING International Growth Opportunities(1)	$148	$480	$835	$1,837
ING JPMorgan Small Cap Core Equity(1)	$130	$427	$746	$1,649
ING JPMorgan Value Opportunities(1)	$95	$322	$568	$1,272
ING Limited Maturity Bond (1)	$68	$236	$418	$945
ING Lord Abbett Affiliated(1)	$117	$387	$677	$1,502
ING PIMCO High Yield(1)	$91	$305	$537	$1,204
ING Pioneer Equity Income (1)	$111	$394	$697	$1,560
ING Pioneer Fund(1)	$115	$380	$666	$1,480
ING Stock Index(1)	$67	$233	$413	$933
ING Wells Fargo Small Cap Disciplined(1)	$135	$443	$772	$1,704
(1)	The Example numbers reflect the contractual expense limitation agreements/waivers for the one-year period and the first year of the three-, five- and ten year periods.
(2)	The Example numbers reflect the contractual expense limitation agreement.waiver for the one-year period and the first two years of the three-, five-, and ten-year periods.
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Summary of Principal Risks

The value of your investment in a Portfolio changes with the values of that Portfolio’s investments. Many factors can affect those values. The factors that are most likely to have a material effect on a particular Portfolio’s investment portfolio as a whole are called “principal risks.” The principal risks of each Portfolio are identified in the “Description of the Portfolios” section and are described below. Each Portfolio may be subject to additional principal risks and risks other than those described below because the types of investments made by a Portfolio can change over time.

Asset-Backed Securities Risk.  The principal on asset-backed securities, like mortgage-related securities, may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and commercial mortgage-backed securities generally experience less prepayment than residential mortgage-related securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by a portfolio will generally be at lower rates of return than the return on the assets which were prepaid. Certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection. A portfolio’s investments in commercial mortgage-backed securities with several classes may be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit and prepayment risks. Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

Borrowing Risk.  A portfolio may borrow for temporary emergency purposes, including to meet redemptions. Borrowing may exaggerate changes in the net asset value of a portfolio’s shares and in the portfolio’s return. Borrowing will cost the portfolio interest expense and other fees. The cost of borrowing may reduce the portfolio’s return.

Call Risk.  During periods of falling interest rates, a bond issuer may “call,” or repay, its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, a portfolio would experience a decline in income.

Convertible Securities Risk.  The value of convertible securities may fall when interest rates rise and increase when interest rates fall. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates. A portfolio could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

Credit Derivatives Risk.  A portfolio may enter into credit default swaps, both directly and indirectly in the form of a swap embedded within a structured note, to protect against the risk that a security will default. A portfolio pays a fee to enter into the trade and receives a fixed payment during the life of the swap. If there is a credit event, a portfolio either delivers the defaulted bond (if the portfolio has taken the short position in the credit default swap) or pays the par amount of the defaulted bond (if the portfolio has taken the long position in the credit default swap note). Risks of credit default swaps include the cost of paying for credit protection if there are no credit events.

Credit Risk.  A portfolio could lose money if a bond issuer (debtor) fails to repay interest and principal in a timely manner or if it goes bankrupt. This is especially true during periods of economic uncertainty or economic downturns. High-yield/high-risk bonds are especially subject to credit risk and are considered to be mostly speculative in nature.

Currency Risk.  A portfolio that invests directly in foreign currencies or in securities denominated in or that trade in foreign (non-U.S.) currencies is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls, or other political or economic developments in the United States or abroad. As a result, a portfolio’s investments in foreign currency-denominated securities may reduce the value of a portfolio’s assets.

Debt Securities Risk.  The value of debt securities may fall when interest rates rise. Debt securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter maturities. In addition, debt securities, such as bonds, involve credit risk as described above. These securities
48

Summary of Principal Risks (continued) are also subject to interest rate risk. This is the risk that the value of the security may fall when interest rates rise. In general, the market price of debt securities with longer maturities tends to be more volatile in response to changes in interest rates than the market price of shorter-term securities.

Depositary Receipts Risk.  Investments in depositary receipts involve risks similar to those accompanying direct investments in foreign securities. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.

Derivatives Risk.  A portfolio may use futures, options, swaps and other derivative instruments to hedge or protect the portfolio from adverse movements in underlying securities prices and interest rates or as an investment strategy to help attain the portfolio’s investment objective. A portfolio may also use a variety of currency hedging techniques, including foreign currency contracts, to attempt to hedge exchange rate risk or to gain exposure to a particular currency. A portfolio’s use of derivatives could reduce returns, may not be liquid and may not correlate precisely to the underlying securities or index. Derivative securities are subject to market risk, which could be significant for those derivatives that have a leveraging effect that could increase the volatility of the portfolio and may reduce returns for the portfolio. Derivatives are also subject to credit risks related to the counterparty’s ability to perform, and any deterioration in the counterparty’s creditworthiness could adversely affect the instrument. A risk of using derivatives is that the sub-adviser might imperfectly judge the market’s direction, which could render a hedging strategy ineffective or have an adverse effect on the value of the derivative.

Diversification Risk.  A portfolio may be classified as a non-diversified investment company under the Investment Company Act of 1940, as amended (“1940 Act”), which means that the portfolio is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer. Declines in the value of that single company can significantly impact the value of the portfolio. The investment of a large percentage of a portfolio’s assets in the securities of a small number of issuers causes greater exposure to each of those issuers than for a more diversified fund, and may cause the portfolio’s share price to fluctuate more than that of a diversified investment company.

Emerging Markets Risk.  Emerging market countries are generally defined as countries in the initial stage of their industrialization cycles with low per capita income. Investment in emerging market countries presents risks in a greater degree than, and in addition to, those presented by investment in foreign issuers in general as these countries may be less politically and economically stable than other countries. A number of emerging market countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar from time to time, and devaluation may occur after investments in those currencies by a portfolio. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

It may be more difficult to buy and sell securities in emerging market countries as many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in emerging market countries that a future economic or political crisis could lead to: price controls; forced mergers of companies; expropriation or confiscatory taxation; seizure; nationalization; foreign exchange controls that restrict the transfer of currency from a given country; or creation of government monopolies.

Equity Securities Risk.  Equity securities include common, preferred and convertible preferred stocks and securities with values that are tied to the price of the stocks, such as rights, warrants and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of an investment in equities. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. The value of equity securities purchased by a portfolio could decline if the financial condition of the companies decline or if overall market economic conditions deteriorate. Even investment in high quality or “blue chip” equity securities or securities of established companies with large market capitalization (which generally have strong financial characteristics) can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be able to react less quickly to change in the marketplace.

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Summary of Principal Risks (continued) Foreign Investment Risk.  Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates; unstable political, social, and economic conditions; possible security illiquidity: a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositaries than those in the United States; less standardization of accounting standards and market regulations in certain foreign countries; foreign taxation issues; and varying foreign controls on investments. Foreign investments may also be affected by administrative difficulties, such as delays in clearing and settling transactions. In addition, securities of foreign companies may be denominated in foreign currencies and the costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts are subject to risks of foreign investments, and they may not always track the price of the underlying foreign security. These factors may make foreign investments more volatile and potentially less liquid than U.S. investments.

Growth Investing Risk.  Growth-oriented stocks typically sell at relatively high valuations as compared to other types of securities. Securities of growth companies may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth potential. Further, securities of growth companies may be more volatile since such companies usually invest a high portion of earnings in their business, and they may lack the dividends of value stocks that can cushion stock prices in a falling market. The market may not favor growth-oriented stocks or may not favor equities at all. In addition, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth. Historically, growth-oriented stocks have been more volatile than value-oriented stocks.

High-Yield, Lower-Grade Debt Securities Risk.  High-yield debt securities (commonly referred to as “junk bonds”) generally present greater credit risk that an issuer cannot make timely payment of interest or principal payments than an issuer of a higher quality debt security, and typically have greater potential price volatility and principal and income risk. Changes in interest rates, the market’s perception of the issuers and the credit worthiness of the issuers may significantly affect the value of these bonds. High-yield bonds are not considered investment grade, and are regarded as predominantly speculative with respect to the issuing company’s continuing ability to meet principal and interest payments. The secondary market in which high-yield securities are traded may be less liquid than the market for higher grade bonds. It may be more difficult to value less liquid high-yield securities, and determination of their value may involve elements of judgment.

Income Risk.  A portfolio’s income may fall due to falling interest rates. Income risk is generally the greatest for short-term bonds, and the least for long-term bonds. Changes in interest rates will affect bond prices as well as bond income, and the rate at which income and maturing instruments can be reinvested.

Index Strategy Risk.  Certain portfolios use an indexing strategy that does not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor stock performance. The correlation between the portfolio and the index performance may be affected by the portfolio’s expenses, and the timing of purchases and redemptions of the portfolio’s shares.

Industry Concentration Risk.  When a portfolio invests primarily in securities of companies in a particular market industry, the portfolio may be subject to greater risks and market fluctuations than other portfolios that are more diversified by market industry.

Initial Public Offerings (“IPO”) Risk.   IPOs may be more volatile than other securities. IPOs may have a magnified impact on a portfolio during the start-up phase when the portfolio’s assets base is relatively small. However, there is no assurance that a portfolio will have access to profitable IPOs. As assets grow, the effect of IPOs on a portfolio’s performance will not likely be as significant. Furthermore, stocks of newly-public companies may decline shortly after the IPO.

Interest Rate Risk.  The value of debt securities and short-term money market instruments generally tend to move in the opposite direction to interest rates. When interest rates are rising, the prices of debt securities tend to fall. When interest rates are falling, the prices of debt securities tend to rise. Bonds with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than bonds with shorter durations or money market instruments. Further, economic and market conditions may cause issuers to default or go bankrupt.

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Summary of Principal Risks (continued) Investment by Funds-of-Funds Risk.  A portfolio’s shares may be purchased by other investment companies, including through fund-of-funds arrangements within the ING Funds family. In some cases, a portfolio may serve as a primary or significant investment vehicle for a fund-of-funds. From time to time, a portfolio may experience large inflows or redemptions due to allocations or rebalancings by these funds-of-funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, a portfolio may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also increase transaction costs or portfolio turnover. The adviser or sub-adviser will monitor transactions by the funds-of-funds and will attempt to minimize any adverse effects on a portfolio and funds-of-funds as a result of these transactions. So long as a portfolio accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.

Investment Models Risk.  The proprietary models used by a sub-adviser to evaluate securities or securities markets are based on the sub-adviser’s understanding of the interplay of market factors and do not assure successful investment. The markets, or the price of individual securities, may be affected by factors not foreseen in developing the models.

Investment Style Risk.  Securities with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A portfolio may outperform or underperform other portfolios that employ a different style. A portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s earnings growth potential. Growth-oriented funds will typically underperform when value investing is in favor and vice versa.

Leveraging Risk.  Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose a portfolio to greater risk and increase its costs. To mitigate leverage risk, the adviser or sub-adviser to a portfolio will segregate liquid assets on the books of a portfolio or otherwise cover the transactions. The use of leverage may cause a portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of a portfolio’s portfolio will be magnified when the portfolio uses leverage. A portfolio will also have to pay interest on its borrowings, reducing the portfolio’s return. This interest expense may be greater than a portfolio’s return on the underlying investment.

Liquidity Risk.  Liquidity risk exists when particular investments are difficult to purchase or sell. A portfolio’s investments in illiquid securities may reduce the returns of a portfolio because it may be unable to sell the illiquid securities at an advantageous time or price. Further the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount a portfolio could realize upon disposition. A portfolios with principal investment strategies that involve foreign securities, small companies, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Manager Risk.  A sub-adviser will apply investment techniques and risk analyses in making investment decisions for a portfolio, but there can be no assurance that these will achieve the portfolio’s objective. A sub-adviser could do a poor job in executing an investment strategy. A sub-adviser may use the investment techniques or invest in securities that are not part of a portfolio’s principal investment strategy. For example, if market conditions warrant, portfolios that invest principally in equity securities may temporarily invest in U.S. government securities, high-quality corporate fixed-income securities, mortgage-related and asset-backed securities or money market instruments. Likewise, portfolios that invest principally in small- to medium-sized companies may shift to preferred stocks and larger-capitalization stocks. These shifts may alter the risk/return characteristics of the portfolios and cause them to miss investment opportunities. Individuals primarily responsible for managing a portfolio may leave their firm or be replaced.

Many sub-advisers of equity portfolios employ styles that are characterized as “value” or “growth.” However, these terms can have different application by different managers. One sub-adviser’s value approach may be different from another, and one sub-adviser’s growth approach may be different from another. For example, some value managers employ a style in which they seek to identify companies that they believe are valued at a more substantial or “deeper discount” to a company’s net worth than other value managers. Therefore, some portfolios that are characterized as growth or value can have greater volatility than other portfolios managed by other managers in a growth or value style.

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Summary of Principal Risks (continued)

Market and Company Risk.  The price of a security held by a portfolio may fall due to changing economic, political or market conditions or disappointing earnings or losses. Stock prices in general may decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Further, even though the stock market is cyclical in nature, returns from a particular stock market segment in which a portfolio invests may still trail returns from the overall stock market.

Market Capitalization Risk.  Stocks fall into three broad market capitalization categories — large, medium and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. For example, if valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of small- or medium-capitalization companies, investors may migrate to the stocks of small- and mid-sized companies causing a portfolio that invests in these companies to increase in value more rapidly than a portfolio that invests in larger, fully-valued companies. Investing in small- and medium-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of small- and medium-capitalization companies may decline significantly in market downturns. In addition, the market capitalization of a small or mid-sized company may change due to appreciation in the stock price, so that it may no longer have the attributes of the capitalization category that was considered at the time of purchase.

Market Trends Risk.  Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. For instance, from time to time, the stock market may not favor growth-oriented securities. Rather, the market could favor value-oriented securities or may not favor equity securities at all. Accordingly, the performance of a portfolio may at times be better or worse than the performance of funds that focus on other types of stocks, or that have a broader investment style.

Maturity Risk.  Interest rate risk will affect the price of a fixed-income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed-income securities with longer maturities will therefore be more volatile than other fixed-income securities with shorter maturities. Conversely, fixed-income securities with shorter maturities will be less volatile but generally provide lower returns than fixed-income securities with longer maturities. The average maturity of a portfolio’s fixed-income investments will affect the volatility of the portfolio’s share price.

Mid-Capitalization Company Risk.  Investment in securities of mid-capitalization companies entails greater risks than investments in larger, more established companies. Mid-capitalization companies tend to have more narrow product lines, more limited financial resources, a more limited trading market for their stocks, and may be dependent on a few key managers, as compared with larger companies. As a result, their stock prices may decline significantly as market conditions change. Securities of mid-capitalization companies tend to be more volatile and less liquid than stocks of larger companies.

Mortgage-Related Securities Risk.  Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a portfolio that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a portfolio because a portfolio will have to reinvest that money at the lower prevailing interest rates. Many mortgage-related securities are designed to allocate risk from pools of their underlying assets. However, such risk allocation techniques may not be successful, which could lead to the credit risk of these investments being greater than indicated by their ratings. The value of mortgage-related securities may be further affected by downturns in the credit markets or the real estate market. It may be difficult to value the mortgage-related securities because of the transparency or liquidity of some underlying investments, and these instruments may not be liquid.

Some of these mortgage-related securities may have exposure to subprime loans or subprime mortgages, which are loans to persons with impaired credit ratings. However, it may be difficult to determine which securities have exposure to subprime loans or mortgages. Furthermore, the risk allocation techniques employed by these instruments may not be successful, which could lead to the credit risk of these instruments being greater than indicated by their ratings. The value of these instruments may be further affected by downturns in the credit markets or the real estate market. It may be difficult to value these instruments because of concerns about their transparency. These instruments may not be liquid.

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Summary of Principal Risks (continued) Other Investment Companies Risk.  Certain portfolios may invest in other investment companies to the extent permitted by the 1940 Act and the rules and regulations thereunder. These may include exchange-traded funds (“ETFs”) and Holding Company Depositary Receipts (“HOLDRs”), among others. ETFs are exchange traded investment companies that are designed to provide investment results corresponding to an equity index and include, among others, Standard & Poor’s Depositary Receipts (“SPDRs”), PowerShares QQQTM (“QQQQ”), Dow Jones Industrial Average Tracking Stocks (“Diamonds”) and iShares exchange-traded funds (“iShares”). The main risk of investing in other investment companies (including ETFs and HOLDRs) is that the value of the underlying securities held by the investment company might decrease. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions. Because the portfolio may invest in other investment companies, you will pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees) in addition to the expenses of the portfolio. Additional risks of investments in ETFs include: (i) an active trading market for an ETF’s shares may not develop or be maintained or (ii) trading may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts trading generally. Because HOLDRs concentrate in the stocks of a particular industry, trends in that industry may have a dramatic impact on their value.

Over-the-Counter (“OTC”) Investment Risk.  Investing in securities traded on the OTC securities market can involve greater risk than is customarily associated with investing in securities traded on the New York or American Stock Exchanges since OTC securities are generally securities of companies that are smaller or newer than those listed on the New York or American Stock Exchanges. For example, these companies often have limited product lines, markets, or financial resources, may be dependent for management on one or a few key persons, and can be more susceptible to losses. Also, their securities may be thinly traded (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts, and may be subject to wider price swings and thus, may create a greater risk of loss than securities of larger capitalization or established companies.

Portfolio Turnover Risk.  Changes to the investments of a portfolio may be made regardless of the length of time particular investments have been held. A high portfolio turnover rate generally involves greater expenses, including brokerage commissions and other transactional costs, which may have an adverse impact on performance. The portfolio turnover rate will vary from year to year, as well as within a year.

Price Volatility Risk.  The value of a portfolio changes as the prices of its investments go up or down. Equity and debt securities face market, issuer, and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.

Real Estate Investment Trusts (“REITs”) Risk.  Investing in REITs may subject a portfolio to risks similar to those associated with the direct ownership of real estate including terrorist attacks, war or other acts that destroy real property (in addition to securities market risks). Some REITs may invest in a limited number of properties, in a narrow geographic area or in a single property type, which increases the risk that a portfolio could be unfavorably affected by the poor performance of a single investment or investment type. These companies are also sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. Borrowers could default on or sell investments the REIT holds, which could reduce the cash flow needed to make distributions to investors. In addition, REITs may also be affected by tax and regulatory requirements in that a REIT may not qualify for preferential tax treatments or exemptions. REITs require specialized management and pay management expenses.

Restricted and Illiquid Securities Risk.  If a security is illiquid, a portfolio might be unable to sell the security at a time when the sub-adviser might wish to sell, and the security could have the effect of decreasing the overall level of the portfolio’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount a portfolio could realize upon disposition. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities may be treated as liquid, although they may be less liquid than registered securities traded on established secondary
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Summary of Principal Risks (continued) markets. This may also include Rule 144A securities which are restricted securities that can be resold to qualified institutional buyers but not to the general public. Rule 144A securities may have an active trading market, but carry the risk that the active trading market may not continue.

Rule 144A Securities Risk.  Rule 144A securities under the Securities Act of 1933 are securities that are not registered but which are bought and sold solely by institutional investors. A portfolio may consider Rule 144A securities to be “liquid” although the market for such securities typically is less active than public securities markets and may lead to less ability to sell these securities.

Sector Risk.  A sector is a group of selected industries, such as technology. A portfolio may, at times, invest significant assets in securities of issuers in one or more sectors of the economy or stock market, such as technology. To the extent a portfolio’s assets are concentrated in a single market sector, volatility in that sector will have a greater impact on a portfolio than it would on a portfolio that has securities representing a broader range of investments.

Securities Lending Risk.  A portfolio may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a portfolio may lose money and there may be a delay in recovering the loaned securities. A portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences to the portfolio. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the portfolio. When a portfolio lends its securities, it is responsible for investing the cash collateral it receives from the borrower of the securities, and the portfolio could incur losses in connection with the investment of such cash collateral.

Short Sales Risk.  Short sales involve selling a security a portfolio does not own in anticipation that the security’s price will decline. A portfolio will suffer a loss if it sells a security short and the value of the security rises rather than falls. Short sales expose a portfolio to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the portfolio. When a portfolio must purchase the security it borrowed in a short sale at prevailing market rates, the potential loss may be greater for a short sale than for a short sale “against the box.” A short sale “against the box” may be used to hedge against market risks when the sub-adviser believes that the price of a security may decline, causing the value of a security owned by the portfolio or a security convertible into or exchangeable for such security to decline. In such case, any future losses in the portfolio’s long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities the portfolio owns.

Small-Capitalization Company Risk.  Investment in securities of small companies may entail greater risk than investments in larger, more established companies. Smaller companies may have limited product lines and market diversification or fewer financial resources, and may be dependent on a few key managers. Their securities may trade less frequently and in more limited volume than the securities of larger companies. Consequently, the prices of small company stocks tend to rise and fall in value more than other stocks, and/or may be less liquid. When selling a large quantity of a particular stock, a portfolio may have to sell at a discount from quoted prices or may have to make a series of small sales over an extended period of time due to the more limited trading volume of smaller company stocks. Although investing in small companies offers potential for above-average returns, the companies may not succeed, and the value of stock shares could decline significantly. Securities of smaller companies tend to be more volatile and less liquid than stocks of larger companies.
Sovereign Debt Risk.  These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

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Summary of Principal Risks (continued) U.S. Government Securities and Obligations Risk.  Some U.S. government securities are backed by the full faith and credit of the U.S. government and are guaranteed as to both principal and interest by the U.S. Treasury. These include direct obligations such as U.S. Treasury notes, bills and bonds, as well as indirect obligations such as the Government National Mortgage Association. Other U.S. government securities are not direct obligations of the U.S. Treasury, but rather are backed by the ability to borrow directly from the U.S. Treasury. Still others are supported solely by the credit of the agency or instrumentality itself and are neither guaranteed nor insured by the U.S. government. No assurance can be given that the U.S. government would provide financial support to such agencies if needed. U.S. government securities may be subject to varying degrees of credit risk and all U.S. government securities may be subject to price declines due to changing interest rates. Securities directly supported by the full faith and credit of the U.S. government have less credit risk.

Value Investing Risk.  A sub-adviser may be wrong in its assessment of a company’s value and the stocks a portfolio holds may not reach what the sub-adviser believes are their full values. A particular risk of a portfolio’s value approach is that some holdings may not recover and provide the capital growth anticipated or a stock judged to be undervalued may actually be appropriately priced. Further, because the prices of value-oriented securities tend to correlate more closely with economic cycles than growth-oriented securities, they generally are more sensitive to changing economic conditions, such as changes in interest rates, corporate earnings, and industrial production. The market may not favor value-oriented stocks and may not favor equities at all. During these periods, a portfolio’s relative performance may suffer.

When Issued and Delayed Delivery Securities and Forward Commitments Risk.  When issued and delayed delivery securities and forward commitments involve the risk that the security a portfolio buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party will not meet its obligation. If this occurs, the portfolio loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

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More Information

Percentage and Rating Limitations

Unless otherwise stated, the percentage limitations, ratings limitations on debt securities, or capitalization criteria on equity securities that are in this Prospectus apply at the time of purchase.

A Word about Portfolio Diversity

Each Portfolio in this Prospectus, unless specifically noted under the Portfolio’s principal investment strategies, is diversified, as defined in the 1940 Act. A diversified portfolio may not, as to 75% of its total assets, invest more than 5% of its total assets in any one issuer and may not purchase more than 10% of the outstanding voting securities of any one issuer (other than U.S. government securities).

Fundamental Investment Policies

The investment objective of each Portfolio is non-fundamental. Investment policies are fundamental if so designated in this Prospectus or in the Statement of Additional Information (“SAI”). This means they may not be modified or changed without a vote of the shareholders.

Non-Fundamental Investment Policies

Certain Portfolios have adopted non-fundamental investment policies to invest the assets of a Portfolio in securities that are consistent with the Portfolio’s name. For more information about these policies, please consult the SAI.

Additional Information about the Portfolios

The SAI is made a part of this Prospectus. It identifies investment restrictions, more detailed risk descriptions, a description of how the bond rating system works and other information that may be helpful to you in your decision to invest. You may obtain a copy without charge by calling the Trust at 1-800-366-0066, or downloading it from the SEC’s website at http://www.sec.gov.

Other ING Funds may also be offered to the public that have similar names, investment objectives and principal investment strategies as those of the Portfolios offered by this Prospectus. You should be aware that a Portfolio is likely to differ from these other ING Funds in size and cash flow pattern. Accordingly, the performance of a Portfolio can be expected to vary from those of the other ING Funds.

Temporary Defensive Positions

A Sub-Adviser may depart from a Portfolio’s principal investment strategies by temporarily investing for defensive purposes when a Sub-Adviser believes that adverse market, economic, political or other conditions may affect a Portfolio. Instead, a Portfolio may invest in securities believed to present less risk, such as cash, cash equivalents, money market fund shares and other money market instruments, debt securities that are high quality or higher quality than normal, more liquid securities or others. While a Portfolio invests defensively, it may not be able to pursue its investment objective. A Portfolio’s defensive investment position may not be effective in protecting its value. A Portfolio seeks to remain fully invested in accordance with its investment objective. A Portfolio also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. When investing in this manner, a Portfolio may be unable to achieve its investment objective. The types of defensive positions in which a Portfolio may engage are identified and discussed, together with their risks, in the SAI. It is impossible to predict accurately how long such alternative strategies may be utilized.

Administrative Services

In addition to advisory services, DSL and ING Investments have been contracted to provide administrative and other services necessary for the ordinary operation of the ING Index Plus International Equity, ING JPMorgan Value Opportunities, ING Pioneer Equity Income and ING Wells Fargo Small Cap Disciplined Portfolios. DSL and ING Investments procure and pay for the services and information necessary to the proper conduct of the Portfolios’ business, including custodial, administrative, transfer agency, portfolio accounting, dividend disbursing, auditing, and ordinary legal services. DSL and ING Investments also act as liaison among the various service providers to these Portfolios, including the custodian, portfolio accounting agent, Sub-Advisers, and the insurance company or companies to which the Portfolios offer their shares, among others. DSL and ING Investments also review these Portfolios for compliance with applicable legal requirements and monitors the Sub-Advisers for compliance with requirements under applicable law and with the investment policies and restrictions of the Portfolios. DSL and ING Investments do not bear the expense of brokerage fees and other transactional expenses for securities or other assets (which are generally considered part of the cost for the
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More Information  (continued) assets), taxes (if any) paid by these Portfolios, interest on borrowing, fees and expenses of the Independent Trustees, including the cost of the Trustees and Officers Errors and Omissions Liability Insurance coverage and the cost of counsel to the Independent Trustees, and extraordinary expenses, such as litigation or indemnification expenses.

The Trust pays a management fee to DSL and ING Investments for their services. Out of this management fee, DSL and ING Investments in turn pay the Sub-Advisers their respective sub-advisory fee. The management fee paid to DSL by the Trust is distinct because the Trust has a “bundled” fee arrangement, under which DSL, out of its management fee, pays many of the ordinary expenses for the Portfolio (except ING Index Plus International Equity, ING JPMorgan Value Opportunities, ING Pioneer Equity Income and ING Wells Fargo Small Cap Disciplined Portfolios), including custodial, administrative, transfer agency, portfolio accounting, auditing and ordinary legal expenses. Most mutual funds pay these expenses directly from their own assets, with limited expenses assumed by DSL.

DSL has entered into an Administrative Services Sub-Contract with ING Funds Services, LLC (“ING Funds Services”), an affiliate of the Advisers, under which ING Funds Services provides the Portfolios with certain administrative services. The Trust has entered into an Administration Agreement with ING Funds Services on behalf of the ING Index Plus International Equity, ING JPMorgan Value Opportunities, ING Pioneer Equity Income and ING Wells Fargo Small Cap Disciplined Portfolios. The administrative services performed by ING Funds Services on behalf of DSL and the ING Index Plus International Equity, ING JPMorgan Value Opportunities, ING Pioneer Equity Income and ING Wells Fargo Small Cap Disciplined Portfolios directly, include acting as a liaison among the various service providers to the Portfolios, including the custodian, portfolio accounting agent, Sub-Advisers, and the insurance company or companies to which the Portfolios offer their shares. ING Funds Services also reviews the Portfolios for compliance with applicable legal requirements and monitors the Sub-Advisers for compliance with requirements under applicable law and with the investment policies and restrictions of the Portfolios.

Portfolio Distribution

ING Funds Distributor, LLC (“ING Funds Distributor” or “Distributor”) is the principal underwriter and distributor of each Portfolio. It is a Delaware limited liability corporation with its principal offices at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.

On December 29, 2006, an internal reorganization was undertaken in which the distribution functions for the ING Funds were transferred from DSI, the predecessor to DSL, to ING Funds Distributor. As a result of this transfer, ING Funds Distributor assumed all contractual obligations and became the sole distributor for the Portfolios.

ING Funds Distributor is a member of the Financial Industry Regulatory Authority (“FINRA”). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org or the Public Disclosure Hotline at 800-289-9999.

Rule 12b-1 Distribution Fees. The Trust has adopted a Rule 12b-1 Distribution Plan (the “12b-1 Plan”) for the Service 2 Class shares of each Portfolio. The 12b-1 Plan allows the Trust to make payments quarterly at an annual rate of up to 0.25% to ING Funds Distributor, as the Distributor, to pay or reimburse certain distribution-related expenses. ING Funds Distributor has agreed to waive 0.10% of the distribution fee for Service 2 Class shares. The expense waiver will continue through at least May 1, 2010, but in any event, the Trust will notify shareholders if it intends to pay ING Funds Distributor more than 0.15% (not to exceed 0.25% under the current 12b-1 Plan) in the future. Because these fees are paid out of the Portfolio’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges. Distribution related expenses that may be paid under the 12b-1 Plan include, but are not limited to, the costs of the following:

(a)	printing and mailing Trust prospectuses, statements of additional information, any supplements thereto and reports for prospective variable contract owners or other investors;
(b)	expenses relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials describing and/or relating to the Trust and materials intended for use within a sponsoring insurance company, or for broker-dealer only use or retail use;
(c)	holding seminars and sales meetings designed to promote Trust shares;
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More Information  (continued)
(d)	obtaining information and providing explanations to variable contract owners or other investors regarding a portfolio’s investment objectives and policies and other information about the Trust and the portfolios including the performance of the portfolio’s Service 2 Class shares;
(e)	training sales personnel regarding the Trust;
(f)	compensating sales personnel in connection with the allocation of cash values and premiums under the Variable Contracts to the Trust; and
(g)	financing any other activity that the Board determines is primarily intended to result in the sale of the Portfolios’ Service 2 Class shares.

Service Fees. The Trust has entered into a Shareholder Services Plan (the “Plan”) for the Service 2 Class shares of each Portfolio. The Plan allows ING Funds Distributor, the Distributor, to use payments under the Plan for the provision of shareholder services and/or account maintenance services to direct or indirect beneficial owners of Service 2 Class shares of the Portfolios. Services that may be provided under the Plan include, among other things, providing information about the Portfolios. Under the Plan, each Portfolio makes payments to ING Funds Distributor at an annual rate of 0.25% of the Portfolio’s average daily net assets attributable to its Service 2 Class shares.

How ING Compensates Entities Offering Its Portfolios as Investment Options in Their Investment Products

ING mutual funds may be offered as investment options in Variable Contracts by affiliated and non-affiliated insurance companies. In addition to paying fees under the 12-1 Plan and Plan, the Portfolios’ Adviser or Distributor (collectively “ING”), out of its own resources and without additional cost to the Portfolios or their shareholders, may pay additional compensation to these insurance companies. The amount of the payment is based upon an annual percentage of the average net assets held in the Portfolios by those companies. The Portfolios’ Advisers and Distributor may make these payments for administrative, record keeping or other services that insurance companies provide to the Portfolios. These payments may also provide incentive for insurance companies to make the Portfolios available through the Variable Contracts issued by the insurance company, and thus they may promote the distribution of the shares of the Portfolios.

The distributing broker-dealer for the Portfolios is ING Funds Distributor. ING Funds Distributor has entered into such agreements with non-affiliated insurance companies. Fees payable under these arrangements are at annual rates that range from 0.15% to 0.25%. This is computed as a percentage of the average aggregate amount invested in the Portfolios by Variable Contract holders through the relevant insurance company’s Variable Contracts. As of the date of this Prospectus, the Adviser has entered into such arrangements with the following insurance companies: Zurich Kemper Life Insurance Company; Symetra Life Insurance Company; and First Fortis Life Insurance Company.

The Adviser has entered into similar agreements with affiliated insurers, including, but not limited to: ING Life Insurance and Annuity Company; ReliaStar Life Insurance Company; ReliaStar Company of New York; Security Life of Denver; ING USA Annuity and Life Insurance Company and ING Life Insurance Company of America. ING uses a variety of financial and accounting techniques to allocate resources and profits across the organization. These methods may take the form of cash payments to affiliates. These methods do not impact the costs incurred when investing in one of the Portfolios. Additionally, if a Portfolio is not sub-advised or is sub-advised by an ING entity, ING may retain more revenue than on those Portfolios it must pay to have sub-advised by non-affiliated entities. Management personnel of ING may receive additional compensation if the overall amount of investments in Portfolios advised by ING meets certain target levels or increases over time.

The insurance companies through which investors hold shares of the Portfolios may also pay fees to third parties in connection with distribution of Variable Contracts and for services provided to Variable Contract owners. Neither the Portfolios, nor the Adviser or the Distributor are a party to these arrangements. Investors should consult the prospectus and statement of additional information for their Variable Contracts for a discussion of these payments.

Ultimately, the agent or broker selling the Variable Contract to you could have a financial interest in selling you a particular product to increase the compensation they receive. Please make sure you read fully each prospectus and discuss any questions you have with your agent or broker.

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More Information  (continued) Interests of the Holders of Variable Contracts and Qualified Plans

Each Portfolio is available to serve as an investment option offered through Variable Contracts and Qualified Plans. The Portfolios also may be made available to certain investment advisers and their affiliates in connection with the creation or management of a Portfolio, certain other investment companies and other investors as permitted by the diversification and other requirements under Section 817(h) of the Internal Revenue Code of 1986, as amended and the underlying U.S. Treasury Regulations. The Portfolios currently do not foresee any disadvantages to investors if a Portfolio serves as an investment option for Variable Contracts and offers its shares directly to Qualified Plans and other permitted investors. However, it is possible that the interest of owners of Variable Contracts, Qualified Plans and other permitted investors, for which a Portfolio serves as an investment option, might at some time be in conflict because of differences in tax treatment or other considerations. The Board of Trustees (“Board”) directed DSL to monitor events to identify any material conflicts between Variable Contract owners, Qualified Plans and other permitted investors and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in a Portfolio might be required to redeem the investment of one or more of its separate accounts from the Portfolio or a Qualified Plan, investment company or other permitted investor might be required to redeem its investment, which might force the Portfolio to sell securities at disadvantageous prices. The Portfolios may discontinue sales to a Qualified Plan and require plan participants with existing investments in the Portfolios to redeem those investments if the Qualified Plan loses (or in the opinion of the Adviser, is at risk of losing) its Qualified Plan status.

Pricing of Portfolio Shares

Investments will be processed at the net asset value (“NAV”) next calculated after an order is received and accepted by a Portfolio or its designated agent. In order to receive a day’s price, your order must be received by the close of regular trading (“Market Close”) on the NYSE (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE). The Portfolios reserve the right to suspend the offering of shares or to reject any specific purchase order. The Portfolios may suspend redemptions or postpone payments when the NYSE is closed or when trading is restricted for any reason or under emergency circumstances as determined by the SEC.

Purchase and Redemption of Shares

Purchases and redemptions of shares may be made only by separate accounts of insurance companies for the purpose of funding Variable Contracts, Qualified Plans, other investment companies or other permitted investors. Certain Portfolios may not be available as investment options in your Variable Contract, through your Qualified Plan or other investment company. Please refer to the prospectus for the appropriate insurance company separate account, investment company or your plan documents for information on how to direct investments in, or redemptions from, an investment option corresponding to one of the Portfolios and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Trust’s behalf.

Each Portfolio’s shares may be purchased by other investment companies, including through funds-of-funds arrangements with ING affiliated funds. In some cases, the Portfolio may serve as a primary or significant investment vehicle for a fund-of-funds. From time to time, a Portfolio may experience large investments or redemptions due to allocations or rebalancings by these funds-of-funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, a Portfolio may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover. The Adviser and Sub-Adviser will monitor transactions by the funds-of-funds and will attempt to minimize any adverse effects on the Portfolio as a result of these transactions. So long as a Portfolio accepts investments by other investment companies it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.

Frequent Trading – Market Timing

The Portfolios are intended for long-term investment and not as short-term trading vehicles. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers should not purchase shares of a Portfolio. Shares of the Portfolios are primarily sold through omnibus account arrangements with financial intermediaries, as investment options for the Variable Contracts issued by insurance companies, and as investment options for Qualified
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More Information  (continued) Plans. Omnibus accounts generally do not identify customers’ trading activity on an individual basis. The Portfolios’ administrator has agreements which require such intermediaries to provide detailed account information including trading history, upon request of the Portfolio.

The Portfolios rely on the financial intermediaries to monitor frequent, short-term trading within a Portfolio by their customers. You should review the materials provided to you by your financial intermediary, including, in the case of a Variable Contract, the prospectus that describes the contract, or in the case of a Qualified Plan, the plan documentation for its policies regarding frequent, short-term trading. With trading information received as a result of these agreements, a Portfolio may make a determination that certain trading activity would be harmful to the Portfolio and its shareholders, even if such activity is not strictly prohibited by the intermediaries’ excessive trading policy. As a result, a shareholder investing directly or indirectly in a Portfolio may have their trading privileges suspended without violating the stated excessive trading policy of the intermediary. The Portfolios reserve the right, in their sole discretion and without prior notice, to reject, restrict or refuse purchase orders, whether directly or by exchange, including purchase orders that have been accepted by a financial intermediary. The Portfolios seek assurances from financial intermediaries that they have procedures adequate to monitor and address frequent short-term trading. There is, however, no guarantee that the procedures of the financial intermediaries will be able to curtail frequent, short-term trading activity.

The Portfolios believe that market timing or frequent, short-term trading in any account, including a Variable Contract or Qualified Plan account, is not in the best interest of the Portfolios or their shareholders. Due to the disruptive nature of this activity, it can adversely impact the ability of the Adviser or a Sub-Adviser to invest assets in an orderly, long-term manner. Frequent trading can disrupt the management of the Portfolios and raise their expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; lost opportunity costs; and large asset swings that decrease the Portfolios’ ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on the Portfolios’ performance.

Portfolios that invest in foreign securities may present greater opportunities for market timers and thus be at a greater risk for excessive trading. If an event occurring after the close of a foreign market, but before the time a Portfolio computes its current NAV, causes a change in the price of the foreign security and such price is not reflected in the Portfolio’s current NAV, investors may attempt to take advantage of anticipated price movements in securities held by the Portfolios based on such pricing discrepancies. This is often referred to as “price arbitrage.” Such price arbitrage opportunities may also occur in Portfolios which do not invest in foreign securities. For example, if trading in a security held by a Portfolio is halted and does not resume prior to the time the Portfolio calculates its NAV, such “stale pricing” presents an opportunity for investors to take advantage of the pricing discrepancy. Similarily, Portfolios that hold thinly-traded securities, such as certain small-capitalization securities, may be exposed to varying levels of pricing arbitrage. The Portfolios have adopted fair valuation policies and procedures intended to reduce the Portfolios’ exposure to price arbitrage, stale pricing and other potential pricing discrepancies, however, to the extent that a Portfolio’s NAV does not immediately reflect these changes in market conditions, short-term trading may dilute the value of Portfolio shares, which negatively affects long-term shareholders.

Although the policies and procedures known to the Portfolios that are followed by the financial intermediaries that use the Portfolios and the monitoring by the Portfolios are designed to discourage frequent, short-term trading, none of these measures can eliminate the possibility that frequent, short-term trading activity in the Portfolios will occur. Moreover, decisions about allowing trades in the Portfolios may be required. These decisions are inherently subjective, and will be made in a manner that is in the best interest of a Portfolio’s shareholders.

Portfolio Holdings Disclosure Policy

A description of the policies and procedures with respect to the disclosure of each Portfolio’s portfolio securities is available in the SAI. Each Portfolio posts its portfolio holdings schedule on its website on a calendar-quarter basis and makes it available 30 calendar days following the end of the previous calendar quarter. The portfolio holdings schedule is as of the last day of the previous calendar quarter (e.g., each Portfolio will post the quarter ending June 30 holdings on July 31). A Portfolio may also post its complete or partial portfolio holdings on its website as of a specified date.

Each Portfolio’s portfolio holdings schedule will, at a minimum, remain available on the Portfolios’ website until the Portfolio files a Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the website information is current. The Portfolios’ website is located at www.ingfunds.com.

Reports to Shareholders

The fiscal year of each Portfolio ends on December 31. Each Portfolio will send financial statements to its shareholders at least semi-annually. An annual shareholder report containing financial statements audited by the independent registered public accounting firm will be sent to shareholders each year.

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Net Asset Value

The NAV per share for each class of each Portfolio is determined each business day as of Market Close on the NYSE. The Portfolios are open for business every day the NYSE is open. The NYSE is closed on all weekends and on all national holidays and Good Friday. Portfolio shares will not be priced on those days. The NAV per share of each class of each Portfolio is calculated by taking the value of the Portfolio’s assets attributable to that class, subtracting the Portfolio’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding.

In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest, approximates market value. Securities prices may be obtained from automated pricing services. Shares of investment companies held by a Portfolio will generally be valued at the latest NAV reported by those companies. The prospectuses for those investment companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Trading of foreign securities may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may occur on weekends or holidays when a Portfolio’s NAV is not calculated. As a result, the NAV of a Portfolio may change on days when shareholders will not be able to purchase or redeem a Portfolio’s shares.

When market quotations are not available or are deemed unreliable, the Portfolio will use a fair value for the security that is determined in accordance with procedures adopted by a Portfolio’s Board. The types of securities for which such fair value pricing might be required include, but are not limited to:

  Foreign securities, where a foreign security whose value at the close of the foreign market on which it principally trades likely would have changed by the time of the close of the NYSE, or the closing value is otherwise deemed unreliable;
  Securities of an issuer that has entered into a restructuring;
  Securities whose trading has been halted or suspended;
  Fixed-income securities that have gone into default and for which there are no current market value quotations; and
  Securities that are restricted as to transfer or resale.

The Portfolios or the Advisers may rely on the recommendations of a fair value pricing service approved by the Portfolios’ Board in valuing foreign securities. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. Each Adviser makes such determinations in good faith in accordance with procedures adopted by the Portfolios’ Board. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a Portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Portfolio determines its NAV per share.

When an insurance company or Qualified Plan is buying shares of the Portfolios, it will pay the NAV that is next calculated after the order from the insurance company’s Variable Contract holder or Qualified Plan participant is received in proper form. When an insurance company or Qualified Plan is selling shares, it will normally receive the NAV that is next calculated after the order from the insurance company’s Variable Contract holder or Qualified Plan participant is received in proper form.

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Management of the Portfolios

Advisers

DSL, a Delaware limited liability company, serves as the investment adviser to each of the Portfolios except ING Index Plus International Equity Portfolio. ING Investments, an Arizona limited liability company, serves as the investment adviser to ING Index Plus International Equity Portfolio. DSL and ING Investments have overall responsibility for the management of each of their respective Portfolios. DSL and ING Investments provide or oversee all investment advisory and portfolio management services for each of their respective Portfolios. DSL and ING Investments are registered with the SEC as investment advisers and DSL is registered with FINRA as a broker-dealer.

On December 29, 2006, an internal reorganization was undertaken in which DSI, a former adviser to each of the Portfolios except ING Index Plus International Equity Portfolio, was reorganized into a limited liability company and it became a wholly-owned subsidiary of ING Life Insurance and Annuity Company. The resulting company was DSL, a registered investment adviser and broker-dealer. As a result of this reorganization, DSI’s advisory contracts were assumed by DSL.

DSL and ING Investments are indirect, wholly-owned subsidiaries of ING Groep. ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services to over 75 million private, corporate and institutional clients in more than 50 countries. With a diverse workforce of about 125,000 people, ING comprises a broad spectrum of prominent companies that increasingly serve their clients under the ING brand.

As of December 31, 2008, DSL managed approximately $34.2 billion in registered investment company assets. DSL’s principal offices are located at 1475 Dunwoody Drive, West Chester, PA 19380. ING Investments became an investment management firm in April 1995, and serves as investment adviser to registered investment companies as well as structured finance vehicles. ING Investments’ principal offices are located at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258. As of December 31, 2008, ING Investments had approximately $35.7 billion in registered investment company assets.

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Management of the Portfolios (continued)

Advisory Fees

DSL and ING Investments receive a monthly fee for their services based on the average daily net assets of each of their respective Portfolios (or the combined net assets of two or more Portfolios).

The following table shows the aggregate annual advisory fee paid by each Portfolio for the most recent fiscal year as a percentage of each Portfolio’s average daily net assets:

Portfolio	Advisory Fees (as a % of average net assets)
ING BlackRock Large Cap Value	0.80%
ING Clarion Real Estate	0.64%
ING Growth and Income II	0.74%
ING Index Plus International Equity	0.45%
ING International Growth Opportunities	1.00%
ING JPMorgan Small Cap Core Equity	0.88%
ING JPMorgan Value Opportunities	0.40%
ING Limited Maturity Bond	0.26%
ING Lord Abbett Affiliated	0.75%
ING PIMO High Yield	0.49%
ING Pioneer Equity Income	0.65%
ING Pioneer Fund	0.72%
ING Stock Index	0.26%
ING Wells Fargo Small Cap Disciplined	0.77%

For information regarding the Board’s approval of the investment advisory and investment sub-advisory relationships, please refer to the Portfolios’ annual shareholder report dated December 31, 2008. For information regarding the Board’s approval of the change in sub-adviser for ING Growth and Income Portfolio II and ING Clarion Real Estate Portfolio, please refer to the Portfolios’ semi-annual report to be dated June 30, 2009.

Sub-Advisers

The Advisers have engaged one or more sub-advisers to provide the day-to-day management of each Portfolio’s portfolio. Some of these sub-advisers are affiliates of DSL and ING Investments, and some are independent.

DSL and ING Investments, subject to the supervision of the Board, each act as a ‘‘manager-of-managers’’ for their respective Portfolios. DSL and ING Investments delegate to the sub-advisers of the Portfolios the responsibility for investment management, subject to DSL’s or ING Investments’ oversight. DSL and ING Investments are responsible for monitoring the investment program and performance of the sub-advisers of the Portfolios.

From time to time, DSL or ING Investments may also recommend the appointment of additional sub-advisers or replacement of non-affiliated sub-advisers to the the Portfolios’ Board. It is not expected that DSL or ING Investments would normally recommend replacement of an affiliated sub-adviser as part of their oversight responsibilities. The Portfolios, DSL and ING Investments have received exemptive relief from the SEC to permit DSL or ING Investments, with the approval of the the Portfolios’ Board, to appoint an additional non-affiliated sub-adviser or to replace an existing sub-adviser with a non-affiliated sub-adviser as well as change the terms of a contract with a non-affiliated sub-adviser, without submitting the contract to a vote of the shareholders. A Portfolio will notify shareholders of any change in the identity of the sub-adviser of the Portfolio or the addition of a sub-adviser to the Portfolio. In this event, the name of a Portfolio and its investment strategies may also change.

Under the terms of a sub-advisory agreement, an agreement can be terminated by either DSL, ING Investments or the Portfolios’ Board. In the event a sub-advisory agreement is terminated, the sub-adviser may be replaced subject to any regulatory requirements or DSL or ING Investments may assume day-to-day investment management of the Portfolios.

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Management of the Portfolios (continued)

ING BlackRock Large Cap Value Portfolio

BlackRock Investment Management, LLC

BlackRock Investment Management, LLC (“BlackRock Investment Management”) serves as the Sub-Adviser to the Portfolio, and is an indirect wholly-owned subsidiary of BlackRock, Inc. The principal address of BlackRock Investment Management is 800 Scudders Mill Rd., Plainsboro, NJ 08536.

As of December 31, 2008, BlackRock Investment Management and its affiliates had over $1.31 trillion in investment company and other portfolio assets under management.

The Portfolio is supported by a team of investment professionals who are responsible for investment research and selection. Robert C. Doll, Jr. is the Portfolio’s portfolio manager and Daniel Hanson is the Portfolio’s associate portfolio manager. Mr. Doll is primarily responsible for the day-to-day management of the Portfolio and has managed the Portfolio since inception. Mr. Hanson has co-managed the Portfolio since 2008.

Robert C. Doll, CFA, Vice Chairman and Director of BlackRock Investment Management is BlackRock’s Global Chief Investment Officer for Equities and a member of the Executive, Operating and Leadership Committees. Mr. Doll is also head of the U.S. Large Cap Series equity team and has primary portfolio management responsibility for these products. Mr. Doll’s service with BlackRock Investment Management dates back to 1999, including his years with Merrill Lynch Investment Managers (“MLIM”), which merged with BlackRock Investment Management in 2006. At MLIM, he served as the President and Chief Investment Office, Senior Portfolio Manager and Team Leader. He was also a member of the Merrill Lynch & Co., Inc. Executive Management Committee and was the Senior Fund Manager of the Merrill Lynch Large Cap Series Funds. Mr. Doll joined MLIM in June 1999 as the Chief Investment Officer for Equities, and later that year was promoted to the position of Global Chief Investment Officer. Prior to joining MLIM, Mr. Doll served as the Chief Investment Officer of Oppenheimer Funds, Inc., during which time he directed a 100-member investment staff and managed the firm’s $100 billion in assets. In addition, he served as a member of the Executive Committee.

Daniel Hanson, CFA, Director and associate portfolio manager is a member of BlackRock’s U.S. Large Cap Series equity team. Mr. Hanson’s service with BlackRock Investment Management dates back to 2003, including his years with Merrill Lynch Investment Managers (“MLIM”), which merged with BlackRock Investment Management in 2006. At MLIM, he was responsible for fundamental research for large cap equities. Prior to joining MLIM in 2003, he was an investment banker at Bear Stearns advising on equity and debt financings and mergers and acquisitions in the healthcare sector. Earlier at Bear Stearns he was a high-yield securities analyst, focusing on healthcare and financials. Prior to that, he traded collateralized mortgage obligations, and was assistant portfolio manger in charge of fixed-income accounts at Pine Tree Capital. He began his career on Wall Street as a research analyst for economist Sam Nakagama.

ING Clarion Real Estate Portfolio

ING Clarion Real Estate Securities L.P.

Founded in 1969, ING Clarion Real Estate Securities L.P. (“ING CRES”), a Delaware limited partnership, is registered with the SEC as an investment adviser. ING CRES is an indirect, wholly-owned subsidiary of ING Groep and is an affiliate of ING Investments. The principal address of ING CRES is 201 King of Prussia Road, Suite 600, Radnor, PA 19087. ING CRES is in the business of providing investment advice to institutional and individual client accounts that, as of December 31, 2008, were valued at approximately $10.8 billion.

The following individuals jointly share responsibility for the day-to-day management of the Portfolio and have co-managed the Portfolio since May 2009.

T. Ritson Ferguson, Chief Investment Officer (“CIO”) and Portfolio Manager. Mr. Ferguson has served as Co-CIO and more recently CIO of ING CRES since 1991.

Joseph P. Smith, Managing Director and Portfolio Manager, is a member of the Investment Policy Committee. Mr. Smith joined ING CRES in 1997.

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Management of the Portfolios (continued) ING Index Plus International Equity Portfolio

ING Investment Management Advisors, B.V.

ING Investment Management Advisors, B.V. (“IIMA”) has managed the Portfolio since its inception. IIMA is a Netherlands corporation organized in 1896 (became an investment advisory company in 1991). It currently has its principal office in Prinses Beatrixlaan 15, 2595 AK The Hague, the Netherlands. IIMA is registered with the SEC as an investment adviser. IIMA is a company organized to manage investments and provide investment advice to entities affiliated with ING Groep. IIMA is an indirect wholly-owned subsidiary of ING Groep and is an affiliate of the Advisers. IIMA operates under the collective management of ING Investment Management, Co. (“IIM”) which had assets under management of over $35.7 billion as of December 31, 2008.

The following individuals jointly share responsibility for the day-to-day management of the Portfolio and have co-managed the Portfolio since July 2005.

Carl Ghielen, Portfolio Manager, is responsible for stock selection, as well as coordinating efforts on behalf of IIMA and certain ING affiliates’ international equity teams. Mr. Ghielen is the portfolio manager responsible for implementing the daily investment decisions, including placing trade orders. Prior to joining IIMA in 2000, he worked for a large corporate Dutch pension fund as senior portfolio manager.

Martin Jansen, Portfolio Manager, is responsible for stock selection. Mr. Jansen joined IIMA or its affiliates in 1997 as senior manager. Prior to joining IIMA, Mr. Jansen was responsible for the U.S. equity and venture capital portfolios at a large corporate Dutch pension fund.

Tjeert Keijzer, CFA and Portfolio Manager, joined ING IM in July 2007. He is a Senior Portfolio Manager in the Quantitative Equity team where he is responsible for quantitative equity portfolio management. He is also involved in research projects pertaining to stock selection models, portfolio construction and risk analysis. Before joining ING IM, he worked with ABN AMRO Asset Management where he was portfolio manager with the Quant Equity Group and Structured Asset Management. Mr. Keijzer has also been employed as a quantitative analyst with AEGON Asset Management with a focus on the development of stock selection models, portfolio risk modeling and long/short equity portfolio management applications.

ING Growth and Income Portfolio II, ING International Growth Opportunities Portfolio, ING Limited Maturity Bond Portfolio, and ING Stock Index Portfolio

ING Investment Management Co.

ING Investment Management Co. (“ING IM”), a Connecticut corporation, serves as the Sub-Adviser to the Portfolio. ING IM also serves as an investment adviser to other registered investment companies (or series thereof), as well as to privately managed accounts.

Founded in 1972, ING IM is registered as an investment adviser with the SEC. ING IM is an indirect, wholly-owned subsidiary of ING Groep and is an affiliate of the Adviser. ING IM has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972.

As of December 31, 2008, ING IM managed approximately $54.3 billion in assets. The principal address of ING IM is 230 Park Avenue, New York, New York 10169.

ING Growth and Income Portfolio II

The following individuals are jointly responsible for the day-to-day management of ING Growth and Income Portfolio II. Mr. Corapi and Mr. Pytosh have co-managed the Portfolio since April 2009.

Christopher F. Corapi, Portfolio Manager and Director of Fundamental Equity Research, joined ING IM in February 2004. Prior to joining ING IM, Mr. Corapi served as Global Head of Equity Research at Federated Investors since 2002. He served as Head of U.S. Equities and portfolio manager at Credit Suisse Asset Management beginning in 2000 and Head of Emerging Markets Research at JPMorgan Investment Management beginning in 1998.

Michael Pytosh, Portfolio Manager, joined ING Investment Management in 2004 as a senior sector analyst covering the technology sector. Prior to 2004, Mr. Pytosh was with Lincoln Equity Management, LLC, since 1996, where he started as a technology analyst and ultimately took on the role of the firm’s president. Prior to that, Mr. Pytosh was a technology analyst at JPMorgan Investment Management and an analyst at Lehman Brothers.

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Management of the Portfolios (continued) ING International Growth Opportunities Portfolio

The following individual is responsible for the day-to-day management of the ING International Growth Opportunities Portfolio and has managed the Portfolio since May 2006.

Uri Landesman, Senior Vice President and Head of International Equities for ING IM, joined ING IM in 2006 from Federated Investors, where he was most recently director of global equity research. During his tenure at Federated Investors (which began in 2003), he managed three international large-cap growth funds as well as two global core funds. Prior to working at Federated Investors, he served as an investment professional with Arlington Capital Management. Mr. Landesman began his career at Sanford C. Bernstein & Co.

ING Limited Maturity Bond Portfolio

The following individuals are jointly responsible for the day-to-day management of the ING Limited Maturity Bond Portfolio and have co-managed the Portfolio since January 2009.

Christopher Diaz, Portfolio Manager, has been with ING IM since 2000 and heads the Global Rates group for ING IM. He is primarily responsible for the global sovereign debt and derivative component of ING IM’s institutional, mutual fund and proprietary portfolio. Prior to joining ING IM, he was a fixed-income portfolio analyst for SunTrust Equitable Securities Corporation.

Peter Guan, Ph.D, Portfolio Manager, has been with ING IM since October 2004 as a senior portfolio manager of Residential Mortgage products. Prior to joining ING IM, he was with Citigroup Alternative Investments during most of 2004, where he initiated a managed product platform for mortgage-backed investments. Previously, Dr. Guan worked at the Clinton Group, a New York based hedge fund, where he traded mortgage products.

Christine Hurtsellers, Portfolio Manager, has been with ING IM since 2005 and leads the fixed-income business for ING IM. From 1999 to 2005, Ms. Hurtsellers worked at Freddie Mac where she managed ARMs, MBS, CMO and mortgage derivatives portfolios. She also managed portfolios for Alliance Capital Management and Banc One.

Mike Hyman, Portfolio Manager, has been with ING IM since 2001 and is responsible for managing the investment-grade credit and structured portfolios across multiple client objectives. Prior to joining ING IM, Mr. Hyman worked in securitization and derivative structuring at GE Capital. Previously he managed proprietary fixed-income and derivative portfolio for Société Générale and Yasuda Trust and Bank.

ING Stock Index Portfolio

The following individual is solely responsible for the day-to-day management of the ING Stock Index Portfolio and has managed the Portfolio since April 2007.

Vincent Costa is Head of Quantitative Equity, responsible for leading the portfolio management effort and overseeing research for quantitative equity products. These products include index, enhanced index, and active quantitative funds. Mr. Costa joined ING Investment Management in April 2006 as Head of Portfolio Management for Quantitative Equity. Prior to joining ING, Mr. Costa was with Merrill Lynch Investment Management, where he worked for seven years in quantitative equity leadership positions. Most recently, he served as managing director and head of their quantitative investments organization where he had overseen some $60 billion in assets across 70 funds. Prior to that Mr. Costa worked at Bankers Trust Company as a Senior Portfolio Manager, managing global index and enhanced index products.

ING JPMorgan Small Cap Core Equity Portfolio and ING JPMorgan Value Opportunities Portfolio

J.P.Morgan Investment Management Inc.

J.P. Morgan Investment Management Inc. (“JPMorgan”) serves as the Sub-Adviser to the Portfolio and is an indirect wholly-owned subsidiary of JPMorgan Chase & Co., a bank holding company. JPMorgan also provides discretionary investment services to institutional clients and is principally located at 245 Park Avenue, New York, New York 10167. As of December 31, 2008, JPMorgan and its affiliates had $1.133 trillion in assets under management.

ING J.P.Morgan Small Cap Core Equity Portfolio

The following individuals jointly share responsibility for the day-to-day management of the J.P.Morgan Small Cap Core Equity Portfolio. Mr. Blum and Mr. Mr. Ruhl have co-managed the Portfolio since August 2004. Mr. Gawronski has co-managed the Portfolio since July 2005.

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Management of the Portfolios (continued) Christopher T. Blum, CFA and Managing Director, is the CIO of the U.S. Behavioral Financial Group. An employee since 2001, Mr. Blum is responsible for the Intrepid and Behavioral Small Cap Strategies. Mr. Blum rejoined the firm in 2001 where he acted as a portfolio manager and headed the U.S. Behavioral Finance Small Cap Equity Group. Before rejoining the firm in 2001, Mr. Blum spent two years as a research analyst responsible for the valuation and acquisition of private equity assets at Pomona Capital. Prior to that, he spent over three years in the U.S. Structured Equity Group at JPMorgan where he focused on structured small-cap core and small-cap value accounts.

Glenn Gawronski, CFA and Vice President, is a portfolio manager in the U.S. Small Cap Equity Group and has 12 years of investment experience. He has been employed by JPMorgan and its affiliates since 1999.

Dennis S. Ruhl, CFA and Vice President, is the head of the U.S. Behavioral Finance Small Cap Equity Group. A member of the team since 2001, Mr Ruhl also acts as a portfolio manager and leads the group’s quantitative research effort. An employee since 1999, Mr. Ruhl previously worked on quantitative equity research (focusing on trading) as well as business development. Mr. Ruhl is the former New York and National Chair of the Board of Minds Matter, a non-profit mentoring organization. He is also a board member of the MIT Club of New York and Regional Vice Chair of the MIT Educational Council.

ING J.P.Morgan Value Oppoprtunities Portfolio

The following individuals are jointly responsible for the day-to-day management of the J.P.Morgan Value Opportunities Portfolio. Mr. Gutmann solely managed the Portfolio since April 2005 and has co-managed the Portfolio with Ms. Miller since February 2009.

Alan H. Gutmann, Vice President, is a portfolio manager in the Large Cap Value Team within the U.S. Equity Group. Mr. Gutmann has worked for JPMorgan since 2003, prior to which he was a research analyst and portfolio manager at Oppenheimer Capital, First Manhattan Co. and Neuberger Berman. Mr. Gutmann began his financial career as an analyst in the Merger & Acquisition Group of Citigroup Capital Markets formerly known as Salomon Brothers.

Kelly Miller, CFA, is a co-portfolio manager on the Large Cap Value Team within the U.S. Equity Group of JPMorgan Investment Management. An employee since 2002, Ms. Miller previously worked as an investment assistant for the U.S. Equity Team and as an analyst on the U.S. Equity Client Portfolio Management Team.

ING Lord Abbett Affiliated Portfolio

Lord, Abbett & Co. LLC

Lord, Abbett & Co. LLC (“Lord Abbett”) has served as Sub-Adviser to the Portfolio since December 2005. The principal address of Lord Abbett is 90 Hudson Street, Jersey City, New Jersey 07302. As of December 31, 2008, Lord Abbett managed $70 billion in assets.

The following individuals are jointly and primarily responsible for the day-to-day management of the Portfolio and have managed the Portfolio since December 2005.

Kenneth G. Fuller, Partner of Lord Abbett and Portfolio Manager, joined Lord Abbett in 2002.

Eli M. Salzmann, Partner of Lord Abbett and Director of Equity Investments, joined Lord Abbett in 1997.

ING PIMCO High Yield Portfolio

Pacific Investment Management Company LLC

Organized in 1971, Pacific Investment Management Company LLC (“PIMCO”) provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. The principal address of PIMCO is 840 Newport Center Drive, Newport Beach, California 92660. As of December 31, 2008, PIMCO had over $747 billion in assets under management.

PIMCO, a Delaware limited liability company, is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI LP”). Allianz SE (“Allianz SE”) is the indirect majority owner of AGI LP. Allianz SE is a European-based, multinational insurance and financial services holding company.

The following individual is responsible for the day-to-day management of the Portfolio and has managed the Portfolio since May 2007.

67

Management of the Portfolios (continued) Mark T. Hudoff is an Executive Vice President and portfolio manager in the high-yield area. Mr. Hudoff joined PIMCO in 1996, previously having been associated with Bank Credit Analyst Research Group where he worked as a fixed-income strategist. He has over 20 years of investment experience.

ING Pioneer Equity Income Portfolio and ING Pioneer Fund Portfolio

Pioneer Investment Management, Inc.

Pioneer Investment Management, Inc. (“Pioneer”) is an indirect, wholly-owned subsidiary of UniCredito Italiano SpA, one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. The principal address of Pioneer is 60 State Street, Boston, Massachusetts 02109. As of December 31, 2008, assets under management were approximately $213 billion worldwide, including over $49 billion in assets under management by Pioneer.

ING Pioneer Equity Income Portfolio

The following individuals jointly share responsibility for the day-to-day management of the ING Pioneer Equity Income Portfolio and have co-managed the Portfolio since November 2006. Mr. Carey and Mr. Hunnewell are supported by the domestic equity team. Members of this team manage other Pioneer funds investing primarily in U.S. equity securities. The portfolio managers and the team also may draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer’s affiliate, Pioneer Investment Management Limited.

John A. Carey, Portfolio Manager, is an Executive Vice President and Portfolio Manager at Pioneer. Mr. Carey joined Pioneer as an analyst in 1979.

Walter Hunnewell, Jr., Associate Portfolio Manager, is a Vice President-Portfolio Manager of Pioneer, joined Pioneer as a Vice President-Assistant Portfolio Manager in August 2001 and has been an investment professional since 1985.

ING Pioneer Fund Portfolio

The following individuals jointly share responsibility for the day-to-day management of the ING Pioneer Fund Portfolio and have co-managed the Portfolio since April 2005. Mr. Carey and Mr. Hunnewell are supported by the domestic equity team. The team manages other Pioneer mutual funds investing primarily in U.S. equity securities. They may also draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer’s affiliate, Pioneer Investment Management Limited.

John A. Carey, Portfolio Manager, is an Executive Vice President and Portfolio Manager at Pioneer. Mr. Carey joined Pioneer as an analyst in 1979.

Walter Hunnewell, Jr., Associate Portfolio Manager, is a Vice President-Portfolio Manager of Pioneer, joined Pioneer as a Vice President-Assistant Portfolio Manager in August 2001 and has been an investment professional since 1985.

ING Wells Fargo Small Cap Disciplined Portfolio

Wells Capital Management, Inc.

Wells Capital Management, Inc. (“Wells Capital Management”) is a registered investment adviser and a wholly-owned subsidiary of Wells Fargo Bank, N.A. and was formed in 1986 from institutional investment teams that had been in place since 1991. The principal address of Wells Capital Management is 525 Market Street, 10th Floor, San Francisco, CA 94105. As of December 31, 2008, Wells Capital Management managed over $252 billion in assets.

The following individual is responsible for the day-to-day management of the Portfolio and has managed the Portfolio since November 2005.

James M. Tringas, CFA, CPA, joined Wells Capital Management in 2009 as a portfolio manager. He is also a managing director and senior portfolio manager with the Small Cap Value Team of Evergreen Investment Management Company. Mr. Tringas has been with Evergreen Investment Management Company or one of its predecessor firms since 1994. Prior to that time, he served as a Senior Consultant in the Personal Financial Group of Ernst & Young from 1990 to 1994. Mr. Tringas received both a BS (1988) and a MS (1990) in accounting from the University of Florida. He has been awarded the use of the Chartered Financial Analyst designation by the CFA Institute. He is also a Certified Public Accountant; he received his CPA license from the State of Florida in 1991.

68

Management of the Portfolios (continued) Bryant VanCronkhite, CFA, CPA, is a senior research analyst for the Disciplined Value Equity Team at Wells Capital Management, has been promoted to take on the newly established role of co-portfolio manager for the team. Prior to becoming co-portfolio manager, Mr. VanCronkhite was a senior research analyst on the team, which he joined in 2004. Earlier, Mr. VanCronkhite was a mutual fund accountant for Strong Capital Management. He earned a bachelor’s degree and a master’s degree in professional accountancy from the University of Wisconsin–Whitewater and is a certified public accountant. He is a member of the CFA Institute and has earned the right to use the CFA designation.

Additional Information Regarding Portfolio Managers

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager and each portfolio manager’s ownership of securities in the Portfolio.

69

Taxes and Distributions

Holders of Variable Contracts should refer to the prospectus for their contracts for information regarding the tax consequences of owning such contracts and should consult their tax adviser before investing.

Dividends from net investment income are declared and paid by each Portfolio (except ING PIMCO High Yield Portfolio) at least annually. For ING PIMCO High Yield Portfolio, dividends from net investment income, if any, are declared daily and paid monthly. Each Portfolio will also pay distributions from net realized capital gains, reduced by available capital losses, at least annually. All dividends and capital gain distributions will be automatically reinvested in additional shares of a Portfolio at the NAV of such shares on the payment date, unless participating insurance company’s separate account is permitted to hold cash and elects to receive payment in cash. From time to time, a portion of a Portfolio’s dividends may constitute a return of capital.

Each Portfolio intends to qualify as a regulated investment company (“RIC”) for federal income tax purposes by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”), including requirements with respect to diversification of assets, distribution of income and sources of income. As a RIC, a Portfolio generally will not be subject to tax on its net investment company taxable income and net realized capital gain. Each Portfolio also intends to comply with the diversification requirements of Section 817(h) of the Code and the underlying regulations for Variable Contracts so that owners of these contracts should not be subject to federal tax on distribution of dividends and income from a Portfolio to the insurance company’s separate accounts.

Since the sole shareholders of a Portfolio will be separate accounts or other permitted investors, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of the Policies, see the attached prospectus for the Policy.

See the SAI for further information about tax matters.

THE TAX STATUS OF YOUR INVESTMENT IN A PORTFOLIO DEPENDS UPON THE FEATURES OF YOUR VARIABLE CONTRACT. FOR FURTHER INFORMATION, PLEASE REFER TO THE PROSPECTUS FOR THE VARIABLE CONTRACT.

70

Performance of a Similarly Managed Mutual Fund

ING Pioneer Equity Income Portfolio has substantially the same investment objective, policies and investment strategies as an existing mutual fund (“Comparable Fund”) that is sold either directly to the public on a retail basis or through variable products and that is advised or sub-advised by Pioneer.

While the above-mentioned Portfolio is managed in a manner similar to that of the Comparable Fund whose historical performance is presented below, investors should be aware that the Portfolio is not the same fund and will not have the same performance. Investments made by the Portfolio at any given time may not be the same as those made by the Comparable Fund. Different performance will result due to factors such as differences in the cash flows into and out of the Portfolio, different fees and expenses, and differences in portfolio size and positions. In addition, you should note that the total operating expenses of the Comparable Fund may be lower than the total operating expenses of the Portfolio. In such instances, the performance of the Comparable Fund would be negatively impacted if the total operating expenses of the Portfolio had been used to compute the Comparable Fund’s performance.

The historical performance of the Comparable Fund is presented below. You should not consider the performance of the Comparable Fund as an indication of the future performance of the Portfolio. The performance figures shown below reflect the deduction of the historical fees and expenses paid by the Comparable Fund and not to be paid by the Portfolio. The figures do not reflect the deduction of any insurance fees or charges that are imposed by the insurance company in connection with its sale of Variable Contracts. You should refer to the separate account prospectuses, prospectus summary or disclosure statement describing the Variable Contracts for information pertaining to these insurance fees and charges. If the insurance fees or charges were included, the performance results would be lower. The results shown below reflect the reinvestment of dividends and distributions, and, aside from fee and expense differences, were calculated in the same manner that will be used by the Portfolio to calculate its own performance. Performance is net of all other fees including sales load. Please be advised that although only one Comparable Fund is shown for the Portfolio, the sub-adviser of the Portfolio may manage substantially similar mutual funds, the performance of which is not shown.

The following table shows the average annual total returns of the Comparable Fund for the stated periods ended December 31, 2008, as well as a comparison with the performance of the applicable benchmarks.(1)

	1 Year	3 Years	5 Years	10 Years (or since inception)
Pioneer Equity Income Fund – Class A (PEQIX)	(30.02)%	(4.77)%	1.23%	1.55%
(Comparable to ING Pioneer Equity Income Portfolio) Pioneer Equity Income Portfolio VCT I	(30.02)%	(4.77)%	1.23%	1.55%
(Comparable to ING Pioneer Equity Income Portfolio) Russell 1000® Value Index(1)	(36.85)%	(8.32)%	(0.79)%	1.36%
(1)	The Russell 1000® Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.
71

Financial Highlights

The following financial highlights are intended to help you understand each Portfolio’s Service 2 Class shares’ financial performance for the past 5 years (or, if shorter, for the period of the Class’ operations). Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Portfolio (assuming reinvestment of all dividends and distributions), but does not include charges and expenses attributable to any insurance products and would be lower if they did. The information has been derived from the Portfolios’ financial statements, which have been audited by KPMG LLP, an independent registered public accounting firm, whose report, along with the Portfolios’ financial statements, are included in the annual shareholder report, which is incorporated by reference into the SAI and is available upon request.

Because the Service 2 Class shares of ING Pioneer Equity Income Portfolio did not commence operations as of December 31, 2008 (the Portfolio’s fiscal year end), financial highlights are presented for Class S shares of the Portfolio.

72

Financial Highlights (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations			Less distributions						Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions	Payments by affiliates	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses, net of fee waivers and/or recoupments, if any(2)(3)	Expenses, net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or Period ended	($)	($)	($)	($)	($)	($)	($)		($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
ING BlackRock Large Cap Value Portfolio
Service 2 Class
12-31-08	13.94	0.10	(4.90)	(4.80)	0.02	0.59	0.61	—	8.53	(35.42)	1.30	1.14†	1.14†	0.67†	2,213	129
12-31-07	13.82	0.06•	0.53	0.59	0.03	0.44	0.47	—	13.94	4.11	1.30	1.14	1.14	0.40	4,304	110
12-31-06	12.26	0.07•	1.89	1.96	0.07	0.33	0.40	—	13.82	16.20	1.30	1.15	1.15	0.53	4,560	103
12-31-05	11.67	0.05	0.54	0.59	—	0.00*	0.00*	—	12.26	5.06	1.32	1.18	1.18	0.45	3,134	170
12-31-04	10.96	0.02	1.22	1.24	0.01	0.52	0.53	—	11.67	11.41	1.20	1.20	1.20	0.22	2,417	75
ING Clarion Real Estate Portfolio
Service 2 Class
12-31-08	28.28	0.48•	(9.92)	(9.44)	0.25	4.58	4.83	—	14.01	(38.60)	1.15	1.04†	1.04†	2.03†	15,855	53
12-31-07	38.74	0.41•	(6.63)	(6.22)	0.37	3.87	4.24	—	28.28	(17.85)	1.14	1.04	1.04	1.16	30,577	40
12-31-06	30.91	0.38•	10.61	10.99	0.43	2.73	3.16	—	38.74	37.41	1.15	1.05	1.05	1.09	40,991	28
12-31-05	27.58	0.42•(a)	4.07(a)	4.49	0.30	0.86	1.16	—	30.91	16.59	1.15	1.05	1.05	1.43†	28,996	24
12-31-04	20.47	0.62	7.07	7.69	0.36	0.22	0.58	—	27.58	37.62	1.06	1.06	1.06	3.88	17,800	18
ING Growth and Income Portfolio II
Service 2 Class
12-31-08	10.40	0.03	(5.21)	(5.18)	—	1.86	1.86	—	3.36	(55.50)	1.24	1.14	1.10	0.59	9,724	34
12-31-07	11.21	(0.03)	(0.64)	(0.67)	—	0.14	0.14	—	10.40	(6.12)	1.24	1.14	1.13	(0.27)	25,455	28
12-31-06	10.58	(0.04)	0.70	0.66	—	0.03	0.03	—	11.21	6.32	1.28	1.18	1.17	(0.34)	30,028	11
12-31-05	10.02	(0.03)•	0.61	0.58	—	0.02	0.02	—	10.58	5.80	1.29	1.19	1.19	(0.35)	27,154	11
12-31-04	8.83	(0.02)	1.23	1.21	0.02	—	0.02	—	10.02	13.66	1.21	1.21	1.21	(0.23)	13,927	95
ING Index Plus International Equity Portfolio
Service 2 Class
12-31-08	14.15	0.41	(5.35)	(4.94)	0.66	3.36	4.02	—	5.19	(43.90)	1.26	1.00	1.00	2.47	284	176
12-31-07	13.14	0.26•	0.79	1.05	—	0.04	0.04	—	14.15	7.98	1.11	0.95	0.95	1.82	800	188
01-10-06(4) - 12-31-06	11.27	0.14•	2.08	2.22	0.06	0.29	0.35	—	13.14	19.72	1.13	0.95	0.95	1.15	688	155
ING International Growth Opportunities Portfolio
Service 2 Class
12-31-08	10.31	0.08	(4.53)	(4.45)	0.08	2.53	2.61	0.16	3.41	(52.52)††	1.55	1.45†	1.45†	1.16†	4,457	135
12-31-07	10.70	0.06	1.79	1.85	0.12	2.12	2.24	—	10.31	18.30	1.51	1.41†	1.41†	0.49†	10,821	135
12-31-06	10.42	0.10•	1.91	2.01	0.17	1.56	1.73	—	10.70	21.44	1.52	1.42	1.42	0.95	10,451	148
12-31-05	10.25	0.11	0.83	0.94	0.25	0.52	0.77	—	10.42	10.30	1.51	1.41	1.41	1.11	10,096	123
12-31-04	8.89	0.07	1.39	1.46	0.10	—	0.10	—	10.25	16.47	1.41	1.41	1.41	0.94	9,103	87
ING JPMorgan Small Cap Core Equity Portfolio
Service 2 Class
12-31-08	13.16	0.05	(3.75)	(3.70)	0.03	1.10	1.13	—	8.33	(30.03)	1.38	1.26†	1.26†	0.34†	30,011	62
12-31-07	14.13	0.06	(0.24)	(0.18)	—	0.79	0.79	—	13.16	(1.90)	1.38	1.25	1.25	0.41	50,954	47
12-31-06	12.44	0.01	2.01	2.02	—	0.33	0.33	—	14.13	16.48	1.38	1.26	1.26	0.09	54,106	43
12-31-05	13.32	(0.00)*	0.43	0.43	—	1.31	1.31	—	12.44	3.55	1.39	1.29	1.28	(0.01)	45,413	57
12-31-04	10.60	(0.03)	2.76	2.73	—	0.01	0.01	—	13.32	25.79	1.30	1.30	1.30	(0.42)	32,605	147
See Accompanying Notes to Financial Highlights
73

Financial Highlights (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.

See Accompanying Notes to Financial Highlights

		Income (loss) from investment operations			Less distributions						Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses, net of fee waivers and/or recoupments, if any(2)(3)	Expenses, net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or Period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
ING JPMorgan Value Opportunities Portfolio
Service 2 Class
12-31-08	11.67	0.23	(4.57)	(4.34)	0.25	1.12	—	1.37	5.96	(39.55)	1.05	0.93†	0.93†	1.82†	690	95
12-31-07	12.63	0.17	(0.25)	(0.08)	0.16	0.72	—	0.88	11.67	(1.29)	1.04	0.93	0.93	1.39	1,673	84
12-31-06	10.73	0.18•	1.93	2.11	0.07	0.14	—	0.21	12.63	19.94	1.05	0.93	0.93	1.57	1,711	90
05-04-05(4) - 12-31-05	10.17	0.10•	0.46	0.56	—	—	—	—	10.73	5.51	1.03	0.93	0.93	1.45	1,175	48
ING Limited Maturity Bond Portfolio
Service 2 Class
12-31-08	11.08	0.43	(0.44)	(0.01)	0.72	0.08	—	0.80	10.27	(0.29)	0.77	0.67†	0.67†	3.97†	1	310
12-31-07	10.70	0.47	0.14	0.61	0.23	—	—	0.23	11.08	5.74	0.77	0.67†	0.67†	4.42†	1	439
04-28-06(4) - 12-31-06	10.80	0.30•	0.02	0.32	0.42	—	—	0.42	10.70	3.06	0.78	0.68†	0.68†	4.16†	1	352
ING Lord Abbett Affiliated Portfolio
Service 2 Class
12-31-08	12.61	0.13	(4.45)	(4.32)	0.23	1.52	—	1.75	6.54	(36.67)	1.25	1.15†	1.15†	1.31†	1,891	108
12-31-07	12.61	0.12•	0.40	0.52	0.21	0.31	—	0.52	12.61	4.03	1.25	1.15	1.14	0.91	3,429	131
12-31-06	11.94	0.14•	1.79	1.93	0.11	1.15	—	1.26	12.61	17.31	1.25	1.15	1.14	1.12	3,688	48
12-31-05	11.47	0.11•	0.50	0.61	0.14	—	—	0.14	11.94	5.41	1.25	1.15	1.15	0.94	2,803	141
12-31-04	10.52	0.13•	0.89	1.02	0.07	—	—	0.07	11.47	9.73	1.15	1.15	1.15	1.22	1,917	36
ING PIMCO High Yield Portfolio
Service 2 Class
12-31-08	9.90	0.66•	(2.80)	(2.14)	0.68	0.00*	0.06	0.74	7.02	(22.60)	0.99	0.89	0.89	7.48	1	416
12-31-07	10.32	0.67	(0.38)	0.29	0.66	0.05	—	0.71	9.90	2.84	1.00	0.90	0.90	6.57	1	153
12-29-06(4) - 12-31-06	10.32	(0.00)*	—	(0.00)*	—	—	—	—	10.32	—	1.00	0.90	0.90	(0.90)	1	72
ING Pioneer Equity Income Portfolio
Class S
12-31-08	9.18	0.22	(3.02)	(2.80)	0.23	—	0.01	0.24	6.14	(30.34)	1.06	0.94†	0.94†	2.70†	1	23
05-11-07(4) - 12-31-07	10.00	0.17•	(0.89)	(0.72)	0.10	—	—	0.10	9.18	(7.17)	1.03	0.94	0.93	2.73	1	20
ING Pioneer Fund Portfolio
Service 2 Class
12-31-08	13.04	0.17	(4.60)	(4.43)	0.22	0.45	0.01	0.68	7.93	(34.96)	1.23	1.09†	1.08†	1.44†	1	13
12-31-07	12.89	0.12•	0.50	0.62	0.16	0.31	—	0.47	13.04	4.66	1.24	1.09	1.09	0.90	1	24
12-29-06(4) - 12-31-06	12.89	(0.00)*	—	(0.00)*	—	—	—	—	12.89	—	1.26	1.11	1.11	(1.11)	1	19
ING Stock Index Portfolio
Service 2 Class
12-31-08	12.89	0.19•	(4.95)	(4.76)	0.37	0.11	—	0.48	7.65	(37.42)	0.76	0.66†	0.66†	1.96†	12,788	3
08-01-07(4) - 12-31-07	12.79	0.14•	(0.04)	0.10	—	—	—	—	12.89	0.78	0.76	0.66†	0.66†	2.62†	2,005	4
See Accompanying Notes to Financial Highlights
74

Financial Highlights (continued)
		Income (loss) from investment operations			Less distributions						Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses, net of fee waivers and/or recoupments, if any(2)(3)	Expenses, net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or Period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
ING Wells Fargo Small Cap Disciplined Portfolio
Service 2 Class
12-31-08	10.94	0.06	(3.39)	(3.33)	0.07	1.30	—	1.37	6.24	(32.86)	1.43	1.27†	1.27†	0.63†	369	69
12-31-07	11.38	0.07	(0.51)	(0.44)	—	—	—	—	10.94	(3.87)	1.42	1.27	1.27	0.54	642	111
12-31-06	9.73	0.04•	1.86	1.90	0.03	0.22	—	0.25	11.38	19.52	1.44	1.27	1.27	0.33	1,313	62
11-30-05(4) - 12-31-05	10.00	(0.01)	(0.26)	(0.27)	—	—	—	—	9.73	(2.70)	1.78	1.27	1.27	(1.27)	1	1

See Accompanying Notes to Financial Highlights
75

Accompanying Notes to Financial Highlights

(1)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(2)	Annualized for periods less than one year.
(3)	Expense ratios reflect operating expenses of a Portfolio. Expenses before reductions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage commission recapture arrangements, if any, or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor but prior to reductions from brokerage commission recapture arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.
(4)	Commencement of operations.
•	Calculated using average number of shares outstanding throughout the period.
*	Amount is less than $0.005 or less than $500 or more than $(0.005) or more than (0.005)%.
†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.
††	Excluding a payment by affiliate in 2008, International Growth Opportunities total return would have been (54.65)%.
(a)	Effective January 1, 2005, the Portfolio adopted a policy to reduce cost of investments for financial statement purposes by the distributions received in excess of income from Real Estate Investment Trusts. The effect of this change for the twelve months ended December 31, 2005 was to decrease net investment income per share by $0.39, increase net realized and unrealized gain on investments by $0.39 and decrease the ratio of net investment income to average net assets from 2.78% to 1.43%.
See Accompanying Notes to Financial Highlights
76

To Obtain
More Information

A Statement of Additional Information, dated May 1, 2009, has been filed with the SEC, and is made a part of this Prospectus by reference.

Additional information about the Portfolios’ investments will be available in the Portfolios’ annual and semi-annual shareholder report. In the annual shareholder report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolios’ performance during its last fiscal year and the independent registered public accounting firm’s report.

To obtain free copies of the ING Investors Trust’s annual and semi-annual shareholder reports and the Portfolios’ Statement of Additional Information or to make inquiries about the Portfolios, please write to the Trust at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258, call 1-800-366-0066, or visit our website at www.ingfunds.com.

Information about the ING Investors Trust can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Reports and other information about ING Investors Trust are available on the EDGAR Database on the SEC’s Internet Site at http://www.sec.gov. You may obtain copies of information for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, NE Washington, D.C. 20549-0102.

05/01/09	SEC File No. 811-05629

ING INVESTORS TRUST

Prospectus
May 1, 2009
Service 2 Class
Book 3

Stock Funds
ING Disciplined Small Cap Value Portfolio
ING Goldman Sachs Commodity Strategy Portfolio NOT ALL PORTFOLIOS MAY BE AVAILABLE IN ALL JURISDICTIONS, UNDER ALL VARIABLE CONTRACTS OR UNDER ALL PLANS

This Prospectus contains important information about investing in the Service 2 Class shares of certain Portfolios of ING Investors Trust. You should read it carefully before you invest, and keep it for future reference. Please note that your investment: is not a bank deposit; is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”), the Federal Reserve Board or any other government agency; and is affected by market fluctuations. There is no guarantee that the Portfolios will achieve their respective investment objective.

As with all mutual funds, the U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities nor has the SEC judged whether the information in the Prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.

You should read this Prospectus in conjunction with the prospectus for the separate account before investing. Both prospectuses should be read carefully and retained for future reference.

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2

Introduction

ING Investors Trust

ING Investors Trust (“Trust”) is an open-end management investment company. The Trust consists of a group of mutual fund portfolios (each, a “Portfolio” and collectively, the “Portfolios”). Only certain of these Portfolios are offered in this prospectus (“Prospectus”).

Advisers

Directed Services LLC (“DSL”) serves as the investment adviser to ING Goldman Sachs Commodity Strategy Portfolio and ING Investments, LLC (“ING Investments”) serves as the investment adviser to ING Disciplined Small Cap Portfolio (each, an “Adviser” and collectively, “Advisers”). Each Portfolio has a sub-adviser referred to herein as a “Sub-Adviser.” DSL and ING Investments are indirect, wholly-owned subsidiaries of ING Groep, N.V. (“ING Groep”) (NYSE: ING), a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services to over 75 million private, corporate and institutional clients in more than 50 countries. With a diverse workforce of about 125,000 people, ING comprises a broad spectrum of prominent companies that increasingly serve their clients under the ING brand.

On December 29, 2006, an internal reorganization was undertaken in which Directed Services, Inc. (“DSI”), the former adviser to the Portfolios, was reorganized into a limited liability company and became a wholly-owned subsidiary of ING Life Insurance and Annuity Company. The resulting company was DSL, a registered investment adviser and broker-dealer. As a result of this reorganization, DSI’s advisory contracts were assumed by DSL.

Portfolios and Sub-Advisers

ING Disciplined Small Cap Value Portfolio – ING Investment Management Co.
ING Goldman Sachs Commodity Strategy Portfolio – Goldman Sachs Asset Management, L.P.

Classes of Shares

Each Portfolio’s shares are classified into Adviser Class (“ADV Class”), Institutional Class (“Class I”), Service Class (“Class S”), and Service 2 Class shares. The four classes of shares of each Portfolio are identical except for different expenses, certain related rights and certain shareholder services. All classes of each Portfolio have a common investment objective and investment portfolio. Only Service 2 Class shares are offered in this Prospectus. Service 2 Class shares are not subject to any sales load.

Investing Through Your Variable Contract or Qualified Plan

Service 2 Class shares of the Portfolios may be offered to separate asset accounts (“Separate Accounts”) of insurance companies as investment options under variable annuity contracts and variable life insurance policies (“Variable Contracts”). Shares may also be offered to qualified pension and retirement plans (“Qualified Plans”) outside the Variable Contracts and to certain investment advisers and their affiliates in connection with the creation or management of the Portfolios. Class I shares, which are not offered in this Prospectus, also may be made available to certain other investment companies, including series of the Trust under fund-of-funds arrangements. Participating insurance companies and other designated organizations are authorized to receive purchase orders on the Portfolios’ behalf.

Why Reading this Prospectus is Important

This Prospectus explains the investment objective, principal investment strategies, and risks of each of the Portfolios. Reading the Prospectus will help you to decide whether a Portfolio is the right investment for you. You should keep this Prospectus for future reference.

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Description of the Portfolios

ING Disciplined Small Cap Value Portfolio

Sub-Adviser

ING Investment Management Co. (“ING IM”)

Investment Objective

To outperform the total return performance of the Russell 2000®Value Index by investing in common stocks of small companies whose stock prices are believed to be undervalued. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

The Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in securities of small-capitalization companies included in the Russell 2000® Value Index. The Portfolio will provide shareholders with at least 60 days’ prior notice of any change in this investment policy.

The Russell 2000®Value Index is a stock market index comprised of common stocks with lower price-to-book ratios and lower forecasted growth values as defined by Russell Investment Group. The Sub-Adviser defines small-capitalization companies as companies that are included in the Russell 2000® Value Index at the time of purchase. The market capitalization range is reset monthly and will change with market conditions as the market capitalization ranges of the companies in the Russell 2000® Value Index changes. As of December 31, 2008, the smallest company in the Russell 2000® Value Index had a market capitalization of $7 million and the largest company had a market capitalization of $3.3 billion.

In managing the Portfolio, the Sub-Adviser seeks to achieve the Portfolio’s investment objective by overweighting those stocks in the Russell 2000® Value Index that the Sub-Adviser believes will outperform the Index, and underweighting (or avoiding altogether) those stocks in the Russell 2000®Value Index that the Sub-Adviser believes will underperform the Russell 2000® Value Index. Stocks that the Sub-Adviser believes are likely to match the performance of the Russell 2000® Value Index are generally invested in proportion to their representation in the Russell 2000® Value Index. In determining stock weightings, the Sub-Adviser uses internally developed quantitative computer models to evaluate various criteria, such as the financial strength of each issuer and its potential for strong, sustained earnings growth. Although the Portfolio will not hold all of the stocks in the Russell 2000® Value Index, the Sub-Adviser expects that there will be a significant correlation between the performance of the Portfolio and that of the Russell 2000® Value Index in both rising and falling markets.

The Portfolio may invest in derivative instruments. The Portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective.

Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the Sub-Adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Derivatives Risk
Equity Securities Risk
Index Strategy Risk
Investment Models Risk
Liquidity Risk
Manager Risk
Other Investment Companies Risk
Portfolio Turnover Risk
Securities Lending Risk
Small-Capitalization Company Risk
Value Investing Risk

Please see “Summary of Principal Risks” following the “Description of the Portfolio” section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

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Description of the Portfolios (continued) Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the changes in the Portfolio’s performance from year to year, and the table compares the Portfolio’s performance to the performance of a broad measure of market performance for the same period. The Portfolio’s past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

Because Service 2 Class shares had not commenced operations as of December 31, 2008, the bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s Class I shares’ performance from year to year. Class I shares’ performance has been adjusted to reflect the higher expenses of the Service 2 Class shares.

Year-by-Year Total Returns(1)
(For the periods ended December 31 of each year)

Best and Worst Quarterly Returns during this Period:

Best:	2nd Quarter	2007:	2.77%
Worst:	4th Quarter	2008:	(25.17)%

The following table provides some indication of the risks of investing in the Portfolio by comparing the Portfolio’s Class I shares’ performance to that of a broad measure of market performance – the Russell 2000® Value Index. The Russell 2000® Value Index is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. It includes the reinvestment of dividends net of witholding taxes, but does not reflect fees, brokerage commissions, or other expenses of investing. It is not possible to invest directly in the index.

Average Annual Total Returns(1) (For the periods ended December 31, 2008)
	1 Year	5 Years (or Life of Class)	10 Years
Class I Return (adjusted)	(33.66)%	(37.92)%(1)	N/A
Russell 2000® Value Index	(28.92)%	(12.72)%(2)	N/A
(1)	Class I shares commenced operations on April 28, 2006.
(2)	The index return is for the period beginning May 1, 2006.

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Description of the Portfolios (continued)

ING Goldman Sachs Commodity Strategy Portfolio

Sub-Adviser

Goldman Sachs Asset Management, L.P. (“GSAM”)

Investment Objective

The Portfolio seeks long-term total return consisting of capital appreciation and income. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

In pursuing its investment objective, the Portfolio seeks to maintain substantial economic exposure to the performance of the commodities markets. The Portfolio invests in a portfolio of commodity index-linked securities (including leveraged and unleveraged structured notes), other commodity-linked securities and derivative instruments and in other fixed-income and debt instruments. The Portfolio is designed to provide exposure that corresponds to the investment return of assets that trade in the commodity markets without direct investment in physical commodities. It is expected that certain of the Portfolio’s investments will produce leveraged exposure to the commodities markets. Under normal circumstances, the Portfolio invests at least 25% of its assets in commodity-linked structured notes.

Commodity Investments. The Portfolio intends to gain exposure to commodities markets primarily by investing in structured notes where the principal or coupon payments are linked to the Dow Jones – AIG Commodity Index Total ReturnSM (“DJ-AIGCITRSM”). The DJ-AIGCITRSM is a broadly diversified futures index composed of futures contracts on 19 physical commodities and is weighted among commodity sectors using dollar-adjusted liquidity and production data. In pursuing its objective, the Portfolio attempts to provide exposure to the returns of real assets that trade in the commodity markets without direct investment in physical commodities. Real assets include oil, gas, industrial and precious metals, livestock, and agricultural or meat products, or other items that have tangible properties. Commodity-linked investments may be more volatile and less liquid than the underlying instruments and their value may be affected by the performance of commodities as well as weather, tax, and other regulatory or political developments, overall market movements and other factors affecting the value of particular industries or commodities, such as disease, embargoes, acts of war or terrorism.

The Portfolio invests in commodity-linked derivative instruments such as commodity-linked structured notes. The Portfolio invests in commodity-linked notes that pay a return linked to the performance of a commodities index or basket of futures contracts with respect to all of the commodities in an index. The principal and/or interest payments of commodity-linked derivatives are tied to the value of a real asset or commodity index. Structured notes may be structured by the issuer and the purchaser of the note. The notes are derivative debt instruments with principal payments generally linked to the value of commodities, commodity futures contracts or the performance of commodity indices and interest and coupon payments pegged to a market-based interest rate, such as LIBOR or a bank’s prime rate. The value of these notes will rise or fall in response to changes in the underlying commodity or related index or investment. These notes expose the Portfolio economically to movements in commodity prices. The Portfolio will pursue its objective without directly investing in commodities. The Portfolio seeks to provide exposure to various commodities and commodities sectors. Commodity-linked derivative instruments include commodity index-linked securities and other derivative instruments that provide exposure to the investment returns of the commodities markets.

Fixed-Income Investments. The Portfolio invests in investment-grade fixed-income securities. Investment-grade securities are securities that are rated at the time of purchase at least BBB– by Standard & Poor’s Rating Services or at least Baa3 by Moody’s Investors Service, Inc., have a comparable rating by another nationally recognized statistical rating organization or, if unrated, are determined by the Sub-Adviser to be of comparable quality. The Portfolio may invest in corporate securities, U.S. government securities, mortgage-backed securities, asset-backed securities, and fixed-income securities issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and the political subdivisions, agencies and instrumentalities thereof (“Municipal Securities”) and other types of fixed-income securities. The average duration will vary. The Portfolio may invest up to 35% of its net assets in foreign securities, including countries with emerging securities markets and other foreign securities and foreign currency transactions. In addition, the Portfolio may invest up to 10% of its assets in non-investment grade fixed-income securities. The structured securities and commodity-linked derivative securities may also be considered fixed-income investments because they typically pay a predetermined rate of return until the security matures.

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Description of the Portfolios (continued) Non-investment grade fixed-income securities (commonly known as “junk bonds”) tend to offer high yields than higher rated securities with similar maturities. Non-investment grade fixed-income securities are, however, considered speculative and generally involve greater price volatility and greater risk of loss of principal and interest than higher rated securities. The Portfolio may purchase the securities of issuers that are in default.

Other. The Portfolio will also invest in repurchase agreements, convertible securities, options, futures, forwards and swaps. The Portfolio may invest in preferred stock, warrants, stock purchase rights and unseasoned companies, and the Portfolio may engage in when issued, delayed deliver and forward commitment transactions. However, the Portfolio will primarily allocate its assets between fixed-income and other debt securities and commodity-linked instruments. In pursuing its investment objective, the Portfolio uses the DJ-AIGCITRSM as its performance benchmark and will attempt to produce returns that correspond to the performance of the DJ-AIGCITRSM, but the Portfolio will not attempt to replicate the index. The Portfolio may, therefore, invest in securities that are not included in the DJ-AIGCITRSM.

The Portfolio will not invest 25% or more of its total assets in instruments issued by companies in any one industry. The Portfolio’s portfolio will reflect greater than 25% exposure to the group of industries represented in the DJ-AIGCITRSM, however, if, in the future, industries are added to or removed from representation in the DJ-AIGCITRSM, the group of industries in which the Portfolio’s exposure is concentrated will likewise change. DJ-AIGCITRSM is composed of commodities traded on U.S. exchanges, with the exception of aluminum, nickel and zinc, which trade on the London Metal Exchange. As of January 2008, the DJ-AIGCITRSM included 19 commodities including four energy products, six metals, and nine agricultural products. Current information on the composition of the index can be found at: www.djindexes.com.

The Portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, (the “1940 Act”), and the rules, regulations and exemptive orders thereunder.

The Portfolio also may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets. The Portfolio is “non-diversified” under the 1940 Act, as amended and may invest more of its assets in fewer issuers than “diversified” mutual funds. Therefore, the Portfolio may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the Sub-Adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Absence of Regulation Risk
Asset-Backed Securities Risk
Borrowing Risk
Call Risk
Commodities Risk
Convertible Securities Risk
Counterparty Risk
Credit Risk
Currency Risk
Debt Securities Risk
Derivatives Risk
Diversification Risk
Emerging Markets Risk
Equity Securities Risk
Extension Risk
Foreign Investment Risk
High Yield, Lower-Grade Debt Securities Risk
Industry Concentration Risk
Interest Rate Risk
Leveraging Risk
Liquidity Risk
Manager Risk
Market and Company Risk
Mortgage-Related Securities Risk
Other Investment Companies Risk
Over-the-Counter Investment Risk
Price Volatility Risk
Sector Risk
Securities Lending Risk
U.S. Government Securities and Obligations Risk

Please see “Summary of Principal Risks” following the “Description of the Portfolios” section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does
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Description of the Portfolios (continued) not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information (“SAI”).

Performance

Since the Portfolio did not have a full calendar year of operations as of December 31, 2008, there is no annual performance information included in this Prospectus.

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Portfolio Fees and Expenses

The table that follows shows the estimated operating expenses paid each year by the Service 2 Class shares of the Portfolios. These estimated expenses are based on the expenses paid by the Portfolios in the fiscal year ended December 31, 2008. Actual expenses paid by the Portfolios may vary from year to year.

Your Variable Contract or Qualified Plan is a contract between you and the issuing life insurance company or plan provider. The Trust and the Portfolios are not parties to your Variable Contract or Qualified Plan, but are merely investment options made available to you by your insurance company or plan provider under your Variable Contract or Qualified Plan. The fees and expenses of the Portfolios are not fixed or specified under the terms of your Variable Contract or Qualified Plan. The table does not reflect fees or expenses that are, or may be, imposed under your Variable Contract or Qualified Plan. For information on these charges, please refer to the applicable Variable Contract prospectus, prospectus summary or disclosure statement. If you hold shares of a Portfolio that were purchased through an investment in a Qualified Plan, you should consult the plan administrator for information regarding additional expenses that may be assessed in connection with your plan.

Shareholder Transaction Expenses (fees you pay directly from your investment). Not Applicable.

Service 2 Class Shares
Annual Portfolio Operating Expenses(1)
(as a percentage of average daily net assets)

Portfolio	Management Fee	Distribution (12b-1) and Shareholder Services Fees(2)	Other Expenses	Acquired Fund Fees and Expenses(3)	Total Operating Expenses	Waivers, Reimbursements, and Recoupments(4)	Net Operating Expenses
ING Disciplined Small Cap Value	0.55%	0.50%	0.18%(5)	0.01%	1.24%(6)	(0.10)%	1.14%
ING Goldman Sachs Commodity Strategy	0.70%	0.50%	0.19%(5)	0.00%(7)	1.39%(8)	(0.10)%	1.29%
(1)	This table shows the estimated operating expenses for the Service 2 Class shares of the ING Goldman Sachs Commodity Strategy Portfolio, advised by DSL, as a ratio of expenses to average daily net assets. Because Service Class 2 shares of ING Disciplined Small Cap Value Portfolio did not commence operations as of December 31, 2008, expenses are based on the Portfolio’s actual operating expenses for Class I shares as adjusted for contractual changes, if any, and fee waivers to which ING Investments has agreed.
(2)	ING Funds Distributor, LLC has contractually agreed to waive 0.10% of the distribution fee for Service 2 Class shares of the Portfolios, so that the actual fee paid by the Portfolios is an annual rate of 0.15%. Absent this waiver, the distribution fee is 0.25% of net assets. The expense waiver will continue through at least May 1, 2010. There is no guarantee that this waiver will continue after this date.
(3)	The Acquired Fund Fees and Expenses are not fees or expenses incurred by the Portfolios directly. These fees and expenses include the Portfolios’ pro rata share of the cumulative expenses charged by the Acquired Funds in which the Portfolios invest. The fees and expenses will vary based on the Portfolios’ allocation of assets to, and the annualized net expenses of, the particular Acquired Funds. The impact of these fees and expenses is shown in Net Operating Expenses.
(4)	DSL and ING Investments have entered into written expense limitation agreements with their respective Portfolios under which they will limit expenses of these Portfolios, excluding interest, taxes, brokerage commissions, extraordinary expenses and Acquired Fund Fees and Expenses, subject to possible recoupment by DSL and ING Investments, as applicable, within three years. The amount of the Portfolios’ expenses waived, reimbursed or recouped during the last fiscal year is shown under the heading Waivers, Reimbursements, and Recoupments. These expense limitation agreements will continue through at least May 1, 2010. The expense limitation agreements are contractual and shall renew automatically for one-year terms unless DSL or ING Investments provide written notice of the termination of the expense limitation agreements at least 90 days prior to the end of the then current term or upon termination of the Management Agreement. These amounts also include the 0.10% distribution (12b-1) fee waiver which footnote (2) explains in more detail. In addition, the expense limitation agreements may be terminated by the Trust upon at least 90 days’ written notice to the Portfolios’ Advisers, DSL or ING Investments. For more information regarding the expense limitation for these Portfolios, please see the Statement of Additional Information.
(5)	Pursuant to its administration agreement with the Trust, ING Funds Services, LLC may receive an annual administration fee equal to 0.10% of average daily net assets, which is reflected in Other Expenses.
(6)	The Total Operating Expenses shown may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the Portfolio and do not include acquired fund fees and expenses.
(7)	Amount represents less than 0.01% and is included in Other Expenses.
(8)	Includes 0.03% of non-recurring offering expenses for ING Goldman Sachs Commodity Strategy Portfolio. Excluding this amount, Total Operating Expenses would have been 1.36%.
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Portfolio Fees and Expenses (continued)

Examples.  The Examples are intended to help you compare the cost of investing in Service 2 Class shares of the Portfolios with the cost of investing in other mutual funds. The Examples do not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. If such expenses were reflected, the expenses and charges indicated would be higher. Although your actual cost may be higher or lower, the Examples show what your costs would be based on these assumptions. Keep in mind that this is an estimate. Actual expenses and performance may vary. The Examples assume that you invest $10,000 in the Service 2 Class shares of each Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Service 2 Class shares’ operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Portfolio(1)	1 Year	3 Years	5 Years	10 Years
ING Disciplined Small Cap Value	$116	$384	$671	$1,491
ING Goldman Sachs Commodity Strategy	$131	$424	$738	$1,629
(1)	The Example numbers reflect the expense limitation agreement/waiver for the one-year and the first year of the three-, five-, and ten-year periods.
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Summary of Principal Risks

The value of your investment in a Portfolio changes with the values of that Portfolio’s investments. Many factors can affect those values. The factors that are most likely to have a material effect on a particular Portfolio’s investment portfolio as a whole are called “principal risks.” The principal risks of each Portfolio are identified in the “Description of the Portfolios” section and are described below. Each Portfolio may be subject to additional principal risks and risks other than those described below because the types of investments made by a Portfolio can change over time.

Absence of Regulation Risk.  In general, there is less governmental regulation and supervision of transactions in the over-the-counter markets (in which option contracts and certain options on swaps are generally traded) than of transactions entered into on organized exchanges.

Asset-Backed Securities Risk.  The principal on asset-backed securities, like mortgage-related securities, may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and commercial mortgage-backed securities generally experience less prepayment than residential mortgage-related securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by a portfolio will generally be at lower rates of return than the return on the assets which were prepaid. Certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection. A portfolio’s investments in commercial mortgage-backed securities with several classes may be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit and prepayment risks. Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

Borrowing Risk.  A portfolio may borrow for temporary emergency purposes, including to meet redemptions. Borrowing may exaggerate changes in the net asset value of a portfolio’s shares and in the portfolio’s return. Borrowing will cost the portfolio interest expense and other fees. The cost of borrowing may reduce the portfolio’s return.

Call Risk.  During periods of falling interest rates, a bond issuer may “call,” or repay, its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, a portfolio would experience a decline in income.

Commodities Risk.  Commodity prices fluctuate for several reasons, including changes in market and economic conditions, the impact of weather on demand, levels of domestic production and imported commodities, energy conservation, domestic and foreign governmental regulation and taxation and the availability of local, intrastate and interstate transportation systems. Volatility of commodity prices, which may lead to a reduction in production or supply, may also negatively impact the performance of companies in natural resources industries that are solely involved in the transportation, processing, storing, distribution or marketing of commodities. Volatility of commodity prices may also make it more difficult for companies in natural resources industries to raise capital to the extent the market perceives that their performance may be directly or indirectly tied to commodity prices.

Convertible Securities Risk.  The value of convertible securities may fall when interest rates rise and increase when interest rates fall. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates. A portfolio could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

Counterparty.  Many of the protections afforded to participants on some organized exchanges, such as the performance guarantee of an exchange clearing house, are not available in connection with over-the-counter (‘‘OTC’’) derivatives transactions. Therefore, in those instances in which a fund enters into OTC derivatives transactions, the fund will be subject to the risk that its direct counterparty will not perform its obligations under the transactions and that the fund will sustain losses and be less likely to achieve its investment objective.

Credit Risk.  A portfolio could lose money if a bond issuer (debtor) fails to repay interest and principal in a timely manner or if it goes bankrupt. This is especially true during periods of economic uncertainty or economic downturns. High-yield/high-risk bonds are especially subject to credit risk and are considered to be mostly speculative in nature.

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Summary of Principal Risks (continued)

Currency Risk.  A portfolio that invests directly in foreign currencies or in securities denominated in or that trade in foreign (non-U.S.) currencies is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls, or other political or economic developments in the United States or abroad. As a result, a portfolio’s investments in foreign currency-denominated securities may reduce the value of a portfolio’s assets.

Debt Securities Risk.  The value of debt securities may fall when interest rates rise. Debt securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter maturities. In addition, debt securities, such as bonds, involve credit risk as described above. These securities are also subject to interest rate risk. This is the risk that the value of the security may fall when interest rates rise. In general, the market price of debt securities with longer maturities tends to be more volatile in response to changes in interest rates than the market price of shorter-term securities.

Derivatives Risk.  The Portfolios may use futures, options, swaps and other derivative instruments to hedge or protect the Portfolio from adverse movements in underlying securities prices and interest rates or as an investment strategy to help attain the Portfolio’s investment objective. The Portfolio may also use a variety of currency hedging techniques, including foreign currency contracts, to attempt to hedge exchange rate risk or to gain exposure to a particular currency. The Portfolio’s use of derivatives could reduce returns, may not be liquid and may not correlate precisely to the underlying securities or index. Derivative securities are subject to market risk, which could be significant for those derivatives that have a leveraging effect that could increase the volatility of the Portfolio and may reduce returns for the Portfolio. Derivatives are also subject to credit risks related to the counterparty’s ability to perform, and any deterioration in the counterparty’s creditworthiness could adversely affect the instrument. A risk of using derivatives is that the Sub-Adviser might imperfectly judge the market’s direction, which could render a hedging strategy ineffective or have an adverse effect on the value of the derivative.

Diversification Risk.  A portfolio may be classified as a non-diversified investment company under the Investment Company Act of 1940, as amended (“1940 Act”), which means that the portfolio is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer. Declines in the value of that single company can significantly impact the value of the portfolio. The investment of a large percentage of a portfolio’s assets in the securities of a small number of issuers causes greater exposure to each of those issuers than for a more diversified fund, and may cause the portfolio’s share price to fluctuate more than that of a diversified investment company.

Emerging Markets Risk.  Emerging market countries are generally defined as countries in the initial stage of their industrialization cycles with low per capita income. Investment in emerging market countries presents risks in a greater degree than, and in addition to, those presented by investment in foreign issuers in general as these countries may be less politically and economically stable than other countries. A number of emerging market countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar from time to time, and devaluation may occur after investments in those currencies by a portfolio. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

It may be more difficult to buy and sell securities in emerging market countries as many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in emerging market countries that a future economic or political crisis could lead to: price controls; forced mergers of companies; expropriation or confiscatory taxation; seizure; nationalization; foreign exchange controls that restrict the transfer of currency from a given country; or creation of government monopolies.

Equity Securities Risk.  Equity securities include common, preferred and convertible preferred stocks and securities with values that are tied to the price of the stocks, such as rights, warrants and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of an investment in equities. The price of equity securities fluctuates
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Summary of Principal Risks (continued) based on changes in a company’s financial condition and overall market and economic conditions. The value of equity securities purchased by the Portfolio could decline if the financial condition of the companies decline or if overall market economic conditions deteriorate. Even investment in high quality or “blue chip” equity securities or securities of established companies with large market capitalization (which generally have strong financial characteristics) can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be able to react less quickly to change in the marketplace.

Extension Risk.  Slower than expected principal payments on debt security, such as a mortgage-backed security, may extend such security’s life, thereby locking in a below-market interest rate, increasing the security’s duration and reducing the value of the security.

Foreign Investment Risk.  Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates; unstable political, social, and economic conditions; possible security illiquidity: a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositaries than those in the United States; less standardization of accounting standards and market regulations in certain foreign countries; foreign taxation issues; and varying foreign controls on investments. Foreign investments may also be affected by administrative difficulties, such as delays in clearing and settling transactions. In addition, securities of foreign companies may be denominated in foreign currencies and the costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts are subject to risks of foreign investments, and they may not always track the price of the underlying foreign security. These factors may make foreign investments more volatile and potentially less liquid than U.S. investments.

High-Yield, Lower-Grade Debt Securities Risk.  High-yield debt securities (commonly referred to as “junk bonds”) generally present greater credit risk that an issuer cannot make timely payment of interest or principal payments than an issuer of a higher quality debt security, and typically have greater potential price volatility and principal and income risk. Changes in interest rates, the market’s perception of the issuers and the credit worthiness of the issuers may significantly affect the value of these bonds. High-yield bonds are not considered investment grade, and are regarded as predominantly speculative with respect to the issuing company’s continuing ability to meet principal and interest payments. The secondary market in which high-yield securities are traded may be less liquid than the market for higher grade bonds. It may be more difficult to value less liquid high-yield securities, and determination of their value may involve elements of judgment.

Index Strategy Risk.  Certain portfolios use an indexing strategy that does not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor stock performance. The correlation between the portfolio and the index performance may be affected by the portfolio’s expenses, and the timing of purchases and redemptions of the portfolio’s shares.

Industry Concentration Risk.  When a portfolio invests primarily in securities of companies in a particular market industry, the portfolio may be subject to greater risks and market fluctuations than other portfolios that are more diversified by market industry.

Interest Rate Risk.  The value of debt securities and short-term money market instruments generally tend to move in the opposite direction to interest rates. When interest rates are rising, the prices of debt securities tend to fall. When interest rates are falling, the prices of debt securities tend to rise. Bonds with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than bonds with shorter durations or money market instruments. Further, economic and market conditions may cause issuers to default or go bankrupt.

Investment Models Risk.  The proprietary models used by the Sub-Adviser to evaluate securities or securities markets are based on the Sub-Adviser’s understanding of the interplay of market factors and do not assure successful investment. The markets, or the price of individual securities, may be affected by factors not foreseen in developing the models.

Leveraging Risk.  Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose a portfolio to greater risk and increase its costs. To mitigate leverage risk, the adviser or sub-adviser to a portfolio will segregate liquid assets on the books of a portfolio or otherwise cover the transactions. The use of leverage may cause a portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements.
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Summary of Principal Risks (continued) Increases and decreases in the value of a portfolio’s portfolio will be magnified when the portfolio uses leverage. A portfolio will also have to pay interest on its borrowings, reducing the portfolio’s return. This interest expense may be greater than a portfolio’s return on the underlying investment.

Liquidity Risk.  Liquidity risk exists when particular investments are difficult to purchase or sell. A portfolio’s investments in illiquid securities may reduce the returns of a portfolio because it may be unable to sell the illiquid securities at an advantageous time or price. Further the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount a portfolio could realize upon disposition. A portfolios with principal investment strategies that involve foreign securities, small companies, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Manager Risk.  The Sub-Adviser will apply investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no assurance that these will achieve the Portfolio’s objective. The Sub-Adviser could do a poor job in executing an investment strategy. The Sub-Adviser may use the investment techniques or invest in securities that are not part of the Portfolio’s principal investment strategy. For example, if market conditions warrant, the Portfolio may temporarily invest in U.S. government securities, high-quality corporate fixed-income securities, mortgage-related and asset-backed securities or money market instruments. This shift may alter the risk/return characteristics of the Portfolio and cause it to miss investment opportunities. The individual primarily responsible for managing the Portfolio may leave the firm or be replaced.

Market and Company Risk.  The price of a security held by a portfolio may fall due to changing economic, political or market conditions or disappointing earnings or losses. Stock prices in general may decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Further, even though the stock market is cyclical in nature, returns from a particular stock market segment in which a portfolio invests may still trail returns from the overall stock market.

Mortgage-Related Securities Risk.  Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a portfolio that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a portfolio because a portfolio will have to reinvest that money at the lower prevailing interest rates. Many mortgage-related securities are designed to allocate risk from pools of their underlying assets. However, such risk allocation techniques may not be successful, which could lead to the credit risk of these investments being greater than indicated by their ratings. The value of mortgage-related securities may be further affected by downturns in the credit markets or the real estate market. It may be difficult to value the mortgage-related securities because of the transparency or liquidity of some underlying investments, and these instruments may not be liquid.

Some of these mortgage-related securities may have exposure to subprime loans or subprime mortgages, which are loans to persons with impaired credit ratings. However, it may be difficult to determine which securities have exposure to subprime loans or mortgages. Furthermore, the risk allocation techniques employed by these instruments may not be successful, which could lead to the credit risk of these instruments being greater than indicated by their ratings. The value of these instruments may be further affected by downturns in the credit markets or the real estate market. It may be difficult to value these instruments because of concerns about their transparency. These instruments may not be liquid.

Other Investment Companies Risk.  The Portfolios may invest in other investment companies to the extent permitted by the 1940 Act and the rules and regulations thereunder. These may include exchange-traded funds (“ETFs”) and Holding Company Depositary Receipts (“HOLDRs”), among others. ETFs are exchange traded investment companies that are designed to provide investment results corresponding to an equity index and include, among others, Standard & Poor’s Depositary Receipts (“SPDRs”), PowerShares QQQTM (“QQQQ”), Dow Jones Industrial Average Tracking Stocks (“Diamonds”) and iShares exchange-traded funds (“iShares”). The main risk of investing in other investment companies (including ETFs and HOLDRs) is that the value of the underlying securities held by the investment company might decrease. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions. Because the Portfolio may invest in other investment companies, you will pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees) in addition to the expenses of the Portfolio. Additional risks of investments in
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Summary of Principal Risks (continued) ETFs include: (i) an active trading market for an ETF’s shares may not develop or be maintained or (ii) trading may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts trading generally. Because HOLDRs concentrate in the stocks of a particular industry, trends in that industry may have a dramatic impact on their value.

Over-the-Counter (“OTC”) Investment Risk.  Investing in securities traded on the OTC securities market can involve greater risk than is customarily associated with investing in securities traded on the New York or American Stock Exchanges since OTC securities are generally securities of companies that are smaller or newer than those listed on the New York or American Stock Exchanges. For example, these companies often have limited product lines, markets, or financial resources, may be dependent for management on one or a few key persons, and can be more susceptible to losses. Also, their securities may be thinly traded (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts, and may be subject to wider price swings and thus, may create a greater risk of loss than securities of larger capitalization or established companies.

Portfolio Turnover Risk.  Changes to the investments of a portfolio may be made regardless of the length of time particular investments have been held. A high portfolio turnover rate generally involves greater expenses, including brokerage commissions and other transactional costs, which may have an adverse impact on performance. The portfolio turnover rate will vary from year to year, as well as within a year.

Price Volatility Risk.  The value of a portfolio changes as the prices of its investments go up or down. Equity and debt securities face market, issuer, and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.

Sector Risk.  A sector is a group of selected industries, such as technology. A portfolio may, at times, invest significant assets in securities of issuers in one or more sectors of the economy or stock market, such as technology. To the extent a portfolio’s assets are concentrated in a single market sector, volatility in that sector will have a greater impact on a portfolio than it would on a portfolio that has securities representing a broader range of investments.

Securities Lending Risk.  A portfolio may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a portfolio may lose money and there may be a delay in recovering the loaned securities. A portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences to the portfolio. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the portfolio. When a portfolio lends its securities, it is responsible for investing the cash collateral it receives from the borrower of the securities, and the portfolio could incur losses in connection with the investment of such cash collateral.

Small-Capitalization Company Risk.  Investment in securities of small companies may entail greater risk than investments in larger, more established companies. Smaller companies may have limited product lines and market diversification or fewer financial resources, and may be dependent on a few key managers. Their securities may trade less frequently and in more limited volume than the securities of larger companies. Consequently, the prices of small company stocks tend to rise and fall in value more than other stocks, and/or may be less liquid. When selling a large quantity of a particular stock, a portfolio may have to sell at a discount from quoted prices or may have to make a series of small sales over an extended period of time due to the more limited trading volume of smaller company stocks. Although investing in small companies offers potential for above-average returns, the companies may not succeed, and the value of stock shares could decline significantly. Securities of smaller companies tend to be more volatile and less liquid than stocks of larger companies.

U.S. Government Securities and Obligations Risk.  Some U.S. government securities are backed by the full faith and credit of the U.S. government and are guaranteed as to both principal and interest by the U.S. Treasury. These include direct obligations such as U.S. Treasury notes, bills and bonds, as well as indirect obligations such as the Government
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Summary of Principal Risks (continued) National Mortgage Association. Other U.S. government securities are not direct obligations of the U.S. Treasury, but rather are backed by the ability to borrow directly from the U.S. Treasury. Still others are supported solely by the credit of the agency or instrumentality itself and are neither guaranteed nor insured by the U.S. government. No assurance can be given that the U.S. government would provide financial support to such agencies if needed. U.S. government securities may be subject to varying degrees of credit risk and all U.S. government securities may be subject to price declines due to changing interest rates. Securities directly supported by the full faith and credit of the U.S. government have less credit risk.

Value Investing Risk.  A sub-adviser may be wrong in its assessment of a company’s value and the stocks a portfolio holds may not reach what the sub-adviser believes are their full values. A particular risk of a portfolio’s value approach is that some holdings may not recover and provide the capital growth anticipated or a stock judged to be undervalued may actually be appropriately priced. Further, because the prices of value-oriented securities tend to correlate more closely with economic cycles than growth-oriented securities, they generally are more sensitive to changing economic conditions, such as changes in interest rates, corporate earnings, and industrial production. The market may not favor value-oriented stocks and may not favor equities at all. During these periods, a portfolio’s relative performance may suffer.

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More Information

Percentage and Rating Limitations

Unless otherwise stated, the percentage limitations, ratings limitations on debt securities, or capitalization criteria on equity securities that are in this Prospectus apply at the time of purchase.

A Word about Portfolio Diversity

Each Portfolio in this Prospectus, unless specifically noted under the Portfolio’s principal investment strategies, is diversified, as defined in the 1940 Act. A diversified portfolio may not, as to 75% of its total assets, invest more than 5% of its total assets in any one issuer and may not purchase more than 10% of the outstanding voting securities of any one issuer (other than U.S. government securities).

Fundamental Investment Policies

The investment objective of each Portfolio is non-fundamental. Investment policies are fundamental if so designated in this Prospectus or in the Statement of Additional Information (“SAI”). This means they may not be modified or changed without a vote of the shareholders.

Non-Fundamental Investment Policies

The Portfolios have adopted non-fundamental investment policies to invest the assets of a Portfolio in securities that are consistent with the Portfolio’s name. For more information about these policies, please consult the SAI.

Additional Information about the Portfolios

The SAI is made a part of this Prospectus. It identifies investment restrictions, more detailed risk descriptions, a description of how the bond rating system works and other information that may be helpful to you in your decision to invest. You may obtain a copy without charge by calling the Trust at 1-800-366-0066, or downloading it from the SEC’s website at http://www.sec.gov.

Other ING Funds may also be offered to the public that have similar names, investment objectives and principal investment strategies as those of the Portfolios offered by this Prospectus. You should be aware that a Portfolio is likely to differ from these other ING Funds in size and cash flow pattern. Accordingly, the performance of a Portfolio can be expected to vary from those of the other ING Funds.

Temporary Defensive Positions

A Sub-Adviser may depart from a Portfolio’s principal investment strategies by temporarily investing for defensive purposes when a Sub-Adviser believes that adverse market, economic, political or other conditions may affect the Portfolio. Instead, the Portfolio may invest in securities believed to present less risk, such as cash, cash equivalent, money market instruments, debt securities that are high quality or higher quality than normal, more liquid securities or others. While a Portfolio invests defensively, it may not be able to pursue its investment objective. A Portfolio’s defensive investment position may not be effective in protecting its value. The types of defensive positions in which a Portfolio may engage are identified and discussed, together with their risks, in the SAI. It is impossible to predict accurately how long such alternative strategies may be utilized. During these times, a Portfolio may not achieve its investment goals.

Administrative Services

ING Funds Services, LLC (“ING Funds Services”), an affiliate of DSL, provides the Portfolios with certain administrative services. The administrative services performed by ING Funds Services include acting as a liaison among the various service providers to the Portfolios, including the custodian, portfolio accounting agent, and the insurance company or companies to which the Portfolios offers its shares. ING Funds Services is also responsible for ensuring that the Portfolios operates in compliance with applicable legal requirements and monitoring for compliance with requirements under applicable law and with the investment policies and restrictions of the Portfolios.

Portfolio Distribution

ING Funds Distributor, LLC (“ING Funds Distributor” or “Distributor”) is the principal underwriter and distributor of the Portfolios. It is a Delaware limited liability company with its principal offices at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.

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More Information  (continued) On December 29, 2006, an internal reorganization was undertaken in which the distribution functions for the ING Funds were transferred from DSI, to ING Funds Distributor. As a result of this transfer, ING Funds Distributor assumed all contractual obligations and became the sole distributor for the Portfolios.

ING Funds Distributor is a member of the Financial Industry Regulatory Authority (“FINRA”). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.nasdr.com or the Public Disclosure Hotline at 800-289-9999.

Rule 12b-1 Distribution Fees. The Trust has adopted a Rule 12b-1 Distribution Plan (the “12b-1 Plan”) for the Service 2 Class shares of each Portfolio. The 12b-1 Plan allows the Trust to make payments quarterly at an annual rate of up to 0.25% to ING Funds Distributor, as the Distributor, to pay or reimburse certain distribution-related expenses. ING Funds Distributor has agreed to waive 0.10% of the distribution fee for Service 2 Class shares. The expense waiver will continue through at least May 1, 2010, but in any event, the Trust will notify shareholders if it intends to pay ING Funds Distributor more than 0.15% (not to exceed 0.25% under the current 12b-1 Plan) in the future. Because these fees are paid out of the Portfolio’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges. Distribution related expenses that may be paid under the 12b-1 Plan include, but are not limited to, the costs of the following:

(a)	printing and mailing Trust prospectuses, statements of additional information, any supplements thereto and reports for prospective variable contract owners or other investors;
(b)	expenses relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials describing and/or relating to the Trust and materials intended for use within a sponsoring insurance company, or for broker-dealer only use or retail use;
(c)	holding seminars and sales meetings designed to promote Trust shares;
(d)	obtaining information and providing explanations to variable contract owners or other investors regarding a portfolio’s investment objectives and policies and other information about the Trust and the portfolios including the performance of the portfolio’s Service 2 Class shares;
(e)	training sales personnel regarding the Trust;
(f)	compensating sales personnel in connection with the allocation of cash values and premiums under the Variable Contracts to the Trust; and
(g)	financing any other activity that the Board determines is primarily intended to result in the sale of the Portfolios’ Service 2 Class shares.

Service Fees. The Trust has entered into a Shareholder Services Plan (the “Plan”) for the Service 2 Class shares of each Portfolio. The Plan allows ING Funds Distributor, the Distributor, to use payments under the Plan for the provision of shareholder services and/or account maintenance services to direct or indirect beneficial owners of Service 2 Class shares of the Portfolios. Services that may be provided under the Plan include, among other things, providing information about the Portfolios. Under the Plan, each Portfolio makes payments to ING Funds Distributor at an annual rate of 0.25% of the Portfolio’s average daily net assets attributable to its Service 2 Class shares.

How ING Compensates Entities Offering Its Portfolios as Investment Options in Their Investment Products

ING mutual funds may be offered as investment options in Variable Contracts by affiliated and non-affiliated insurance companies. In addition to paying fees under the 12-1 Plan and Plan, the Portfolios’ Adviser or Distributor (collectively “ING”), out of its own resources and without additional cost to the Portfolios or their shareholders, may pay additional compensation to these insurance companies. The amount of the payment is based upon an annual percentage of the average net assets held in the Portfolios by those companies. The Portfolios’ Advisers and Distributor may make these payments for administrative, record keeping or other services that insurance companies provide to the Portfolios. These payments may also provide incentive for insurance companies to make the Portfolios available through the Variable Contracts issued by the insurance company, and thus they may promote the distribution of the shares of the Portfolios.

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More Information  (continued) The distributing broker-dealer for the Portfolios is ING Funds Distributor. ING Funds Distributor has entered into such agreements with non-affiliated insurance companies. Fees payable under these arrangements are at annual rates that range from 0.15% to 0.25%. This is computed as a percentage of the average aggregate amount invested in the Portfolios by Variable Contract holders through the relevant insurance company’s Variable Contracts. As of the date of this Prospectus, the Advisers have entered into such arrangements with the following insurance companies: Zurich Kemper Life Insurance Company; Symetra Life Insurance Company; and First Fortis Life Insurance Company.

The Advisers also have entered into similar agreements with affiliated insurers, including, but not limited to: ING Life Insurance and Annuity Company; ReliaStar Life Insurance Company; ReliaStar Company of New York; Security Life of Denver; ING USA Annuity and Life Insurance Company and ING Life Insurance Company of America. ING uses a variety of financial and accounting techniques to allocate resources and profits across the organization. These methods may take the form of cash payments to affiliates. These methods do not impact the costs incurred when investing in one of the Portfolios. Additionally, if a Portfolio is not sub-advised or is sub-advised by an ING entity, ING may retain more revenue than on those Portfolios it must pay to have sub-advised by non-affiliated entities. Management personnel of ING may receive additional compensation if the overall amount of investments in Portfolios advised by ING meets certain target levels or increases over time.

The insurance companies through which investors hold shares of the Portfolios may also pay fees to third parties in connection with distribution of Variable Contracts and for services provided to Variable Contract owners. Neither the Portfolios, nor the Advisers or the Distributor are a party to these arrangements. Investors should consult the prospectus and statement of additional information for their Variable Contracts for a discussion of these payments.

Ultimately, the agent or broker selling the Variable Contract to you could have a financial interest in selling you a particular product to increase the compensation they receive. Please make sure you read fully each prospectus and discuss any questions you have with your agent or broker.

Interests of the Holders of Variable Contracts and Qualified Plans

Each Portfolio is available to serve as an investment option offered through Variable Contracts and Qualified Plans. The Portfolios also may be made available to certain investment advisers and their affiliates in connection with the creation or management of a Portfolio, certain other investment companies and other investors as permitted by the diversification and other requirements under Section 817(h) of the Internal Revenue Code of 1986, as amended and the underlying U.S. Treasury Regulations. The Portfolios currently do not foresee any disadvantages to investors if a Portfolio serves as an investment option for Variable Contracts and offers its shares directly to Qualified Plans and other permitted investors. However, it is possible that the interest of owners of Variable Contracts, Qualified Plans and other permitted investors, for which a Portfolio serves as an investment option, might at some time be in conflict because of differences in tax treatment or other considerations. The Board directed DSL to monitor events to identify any material conflicts between Variable Contract owners, Qualified Plans and other permitted investors and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in a Portfolio might be required to redeem the investment of one or more of its separate accounts from the Portfolio or a Qualified Plan, investment company or other permitted investor might be required to redeem its investment, which might force the Portfolio to sell securities at disadvantageous prices. The Portfolios may discontinue sales to a Qualified Plan and require plan participants with existing investments in the Portfolios to redeem those investments if the Qualified Plan loses (or in the opinion of the Advisers, is at risk of losing) its Qualified Plan status.

Pricing of Portfolio Shares

Investments will be processed at the net asset value (“NAV”) next calculated after an order is received and accepted by a Portfolio or its designated agent. In order to receive a day’s price, your order must be received by the close of regular trading (“Market Close”) on the NYSE (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE). The Portfolios reserve the right to suspend the offering of shares or to reject any specific purchase order. The Portfolios may suspend redemptions or postpone payments when the NYSE is closed or when trading is restricted for any reason or under emergency circumstances as determined by the SEC.

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More Information  (continued) Purchase and Redemption of Shares

Purchases and redemptions of shares may be made only by separate accounts of insurance companies for the purpose of funding Variable Contracts, Qualified Plans, other investment companies or other permitted investors. Certain Portfolios may not be available as investment options in your Variable Contract, through your Qualified Plan or other investment company. Please refer to the prospectus for the appropriate insurance company separate account, investment company or your plan documents for information on how to direct investments in, or redemptions from, an investment option corresponding to one of the Portfolios and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Trust’s behalf.

Each Portfolio’s shares may be purchased by other investment companies, including through funds-of-funds arrangements with ING affiliated funds. In some cases, the Portfolio may serve as a primary or significant investment vehicle for a fund-of-funds. From time to time, a Portfolio may experience large investments or redemptions due to allocations or rebalancings by these funds-of-funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, a Portfolio may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover. The Advisers and Sub-Advisers will monitor transactions by the funds-of-funds and will attempt to minimize any adverse effects on the Portfolio as a result of these transactions. So long as a Portfolio accepts investments by other investment companies it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.

Frequent Trading – Market Timing

The Portfolios are intended for long-term investment and not as short-term trading vehicles. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers should not purchase shares of a Portfolio. Shares of the Portfolios are primarily sold through omnibus account arrangements with financial intermediaries, as investment options for the Variable Contracts issued by insurance companies, and as investment options for Qualified Plans. Omnibus accounts generally do not identify customers’ trading activity on an individual basis. The Portfolios’ administrator has agreements which require such intermediaries to provide detailed account information including trading history, upon request of the Portfolio.

The Portfolios rely on the financial intermediaries to monitor frequent, short-term trading within a Portfolio by their customers. You should review the materials provided to you by your financial intermediary, including, in the case of a Variable Contract, the prospectus that describes the contract, or in the case of a Qualified Plan, the plan documentation for its policies regarding frequent, short-term trading. With trading information received as a result of these agreements, a Portfolio may make a determination that certain trading activity would be harmful to the Portfolio and its shareholders, even if such activity is not strictly prohibited by the intermediaries’ excessive trading policy. As a result, a shareholder investing directly or indirectly in a Portfolio may have their trading privileges suspended without violating the stated excessive trading policy of the intermediary. The Portfolios reserve the right, in their sole discretion and without prior notice, to reject, restrict or refuse purchase orders, whether directly or by exchange, including purchase orders that have been accepted by a financial intermediary. The Portfolios seek assurances from financial intermediaries that they have procedures adequate to monitor and address frequent short-term trading. There is, however, no guarantee that the procedures of the financial intermediaries will be able to curtail frequent, short-term trading activity.

The Portfolios believe that market timing or frequent, short-term trading in any account, including a Variable Contract or Qualified Plan account, is not in the best interest of the Portfolios or their shareholders. Due to the disruptive nature of this activity, it can adversely impact the ability of each Adviser or a Sub-Adviser to invest assets in an orderly, long-term manner. Frequent trading can disrupt the management of the Portfolios and raise their expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; lost opportunity costs; and large asset swings that decrease the Portfolios’ ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on the Portfolios’ performance.

Portfolios that invest in foreign securities may present greater opportunities for market timers and thus be at a greater risk for excessive trading. If an event occurring after the close of a foreign market, but before the time a Portfolio computes its current NAV, causes a change in the price of the foreign security and such price is not reflected in the Portfolio’s current NAV, investors may attempt to take advantage of anticipated price movements in securities held by the Portfolios based on such pricing discrepancies. This is often referred to as “price arbitrage.” Such price arbitrage
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More Information  (continued) opportunities may also occur in Portfolios which do not invest in foreign securities. For example, if trading in a security held by a Portfolio is halted and does not resume prior to the time the Portfolio calculates its NAV, such “stale pricing” presents an opportunity for investors to take advantage of the pricing discrepancy. Similarily, Portfolios that hold thinly-traded securities, such as certain small-capitalization securities, may be exposed to varying levels of pricing arbitrage. The Portfolios have adopted fair valuation policies and procedures intended to reduce the Portfolios’ exposure to price arbitrage, stale pricing and other potential pricing discrepancies, however, to the extent that a Portfolio’s NAV does not immediately reflect these changes in market conditions, short-term trading may dilute the value of Portfolio shares, which negatively affects long-term shareholders.

Although the policies and procedures known to the Portfolios that are followed by the financial intermediaries that use the Portfolios and the monitoring by the Portfolios are designed to discourage frequent, short-term trading, none of these measures can eliminate the possibility that frequent, short-term trading activity in the Portfolios will occur. Moreover, decisions about allowing trades in the Portfolios may be required. These decisions are inherently subjective, and will be made in a manner that is in the best interest of a Portfolio’s shareholders.

Portfolio Holdings Disclosure Policy

A description of the policies and procedures with respect to the disclosure of each Portfolio’s portfolio securities is available in the SAI. Each Portfolio posts its portfolio holdings schedule on its website on a calendar-quarter basis and makes it available 30 calendar days following the end of the previous calendar quarter. The portfolio holdings schedule is as of the last day of the previous calendar quarter (e.g., each Portfolio will post the quarter ending June 30 holdings on July 31). A Portfolio may also post its complete or partial portfolio holdings on its website as of a specified date.

Each Portfolio’s portfolio holdings schedule will, at a minimum, remain available on the Portfolios’ website until the Portfolio files a Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the website information is current. The Portfolios’ website is located at www.ingfunds.com.

Reports to Shareholders

The fiscal year of each Portfolio ends on December 31. Each Portfolio will send financial statements to its shareholders at least semi-annually. An annual shareholder report containing financial statements audited by the independent registered public accounting firm will be sent to shareholders each year.

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Net Asset Value

The NAV per share for each class of each Portfolio is determined each business day as of Market Close on the NYSE. The Portfolios are open for business every day the NYSE is open. The NYSE is closed on all weekends and on all national holidays and Good Friday. Portfolio shares will not be priced on those days. The NAV per share of each class of each Portfolio is calculated by taking the value of the Portfolio’s assets attributable to that class, subtracting the Portfolio’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding.

In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest, approximates market value. Securities prices may be obtained from automated pricing services. Shares of investment companies held by a Portfolio will generally be valued at the latest NAV reported by those companies. The prospectuses for those investment companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Trading of foreign securities may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may occur on weekends or holidays when a Portfolio’s NAV is not calculated. As a result, the NAV of a Portfolio may change on days when shareholders will not be able to purchase or redeem a Portfolio’s shares.

When market quotations are not available or are deemed unreliable, the Portfolio will use a fair value for the security that is determined in accordance with procedures adopted by a Portfolio’s Board. The types of securities for which such fair value pricing might be required include, but are not limited to:

  Foreign securities, where a foreign security whose value at the close of the foreign market on which it principally trades likely would have changed by the time of the close of the NYSE, or the closing value is otherwise deemed unreliable;
  Securities of an issuer that has entered into a restructuring;
  Securities whose trading has been halted or suspended;
  Fixed-income securities that have gone into default and for which there are no current market value quotations; and
  Securities that are restricted as to transfer or resale.

The Portfolios or the Advisers may rely on the recommendations of a fair value pricing service approved by the Portfolios’ Board in valuing foreign securities. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. Each Adviser makes such determinations in good faith in accordance with procedures adopted by the Portfolios’ Board. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a Portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Portfolio determines its NAV per share.

When an insurance company or Qualified Plan is buying shares of the Portfolios, it will pay the NAV that is next calculated after the order from the insurance company’s Variable Contract holder or Qualified Plan participant is received in proper form. When an insurance company or Qualified Plan is selling shares, it will normally receive the NAV that is next calculated after the order from the insurance company’s Variable Contract holder or Qualified Plan participant is received in proper form.

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Management of the Portfolios

Advisers

DSL, a Delaware limited liability company, serves as the investment adviser to ING Goldman Sachs Commodity Strategy Portfolio. ING Investments, an Arizona limited liability company, serves as the investment adviser to ING Disciplined Small Cap Value Portfolio. DSL and ING Investments have overall responsibility for the management of each of their respective Portfolios. DSL and ING Investments provide or oversee all investment advisory and portfolio management services for each of their respective Portfolios. DSL and ING Investments are registered with the SEC as investment advisers and DSL is registered with FINRA as a broker-dealer.

DSL and ING Investments are indirect, wholly-owned subsidiaries of ING Groep. ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services to over 75 million private, corporate and institutional clients in more than 50 countries. With a diverse workforce of about 125,000 people, ING comprises a broad spectrum of prominent companies that increasingly serve their clients under the ING brand.

As of December 31, 2008, DSL managed approximately $34.2 billion in registered investment company assets. DSL’s principal offices are located at 1475 Dunwoody Drive, West Chester, PA 19380. ING Investments became an investment management firm in April 1995, and serves as investment adviser to registered investment companies as well as structured finance vehicles. ING Investments’ principal offices are located at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258. As of December 31, 2008, ING Investments had approximately $35.7 billion in registered investment company assets.

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Management of the Portfolios (continued)

Advisory Fees

DSL or ING Investments receive a monthly fee for their services based on the average daily net assets of the Portfolios.

The following table shows the aggregate annual advisory fee paid by each Portfolio for the most recent fiscal year as a percentage of the Portfolio’s average daily net assets:

Portfolio	Advisory Fee (as a % of average daily net assets)
ING Disciplined Small Cap Value	0.55%
ING Goldman Sachs Commodity Strategy(1)	0.70%
(1)	Because the Portfolio did not have a full calendar year of operations as of December 31, 2008, the advisory fee for the Portfolio reflects the current contract rate.

For more information regarding the Board’s approval of the investment advisory and investment sub-advisory relationships for the ING Disciplined Small Cap Value Portfolio, please refer to the Portfolio’s annual shareholder report dated December 31, 2008. For more information regarding the Board’s approval of the investment advisory and investment sub-advisory relationships for the ING Goldman Sachs Commodity Strategy Portfolio, please refer to the Portfolio’s semi-annual report dated June 30, 2008.

Sub-Advisers

The Advisers have engaged one or more sub-advisers to provide the day-to-day management of each Portfolio’s portfolio. Some of these sub-advisers are affiliates of DSL and ING Investments, and some are independent.

DSL and ING Investments, subject to the supervision of the Board, each act as a ‘‘manager-of-managers’’ for their respective Portfolios. DSL and ING Investments delegate to the sub-advisers of the Portfolios the responsibility for investment management, subject to DSL’s or ING Investments’ oversight. DSL and ING Investments are responsible for monitoring the investment program and performance of the sub-advisers of the Portfolios.

From time to time, DSL or ING Investments may also recommend the appointment of additional sub-advisers or replacement of non-affiliated sub-advisers to the the Portfolios’ Board. It is not expected that DSL or ING Investments would normally recommend replacement of an affiliated sub-adviser as part of their oversight responsibilities. The Portfolios, DSL and ING Investments have received exemptive relief from the SEC to permit DSL or ING Investments, with the approval of the the Portfolios’ Board, to appoint an additional non-affiliated sub-adviser or to replace an existing sub-adviser with a non-affiliated sub-adviser as well as change the terms of a contract with a non-affiliated sub-adviser, without submitting the contract to a vote of the shareholders. A Portfolio will notify shareholders of any change in the identity of the sub-adviser of the Portfolio or the addition of a sub-adviser to the Portfolio. In this event, the name of a Portfolio and its investment strategies may also change.

Under the terms of a sub-advisory agreement, an agreement can be terminated by either DSL, ING Investments or the Portfolios’ Board. In the event a sub-advisory agreement is terminated, the sub-adviser may be replaced subject to any regulatory requirements or DSL or ING Investments may assume day-to-day investment management of the Portfolios.

ING Disciplined Small Cap Value Portfolio

ING Investment Management Co.

ING Investment Management Co. (“ING IM”), a Connecticut corporation, serves as the Sub-Adviser to the Portfolio. ING IM also serves as an investment adviser to other registered investment companies (or series thereof), as well as to privately managed accounts.

Founded in 1972, ING IM is registered as an investment adviser with the SEC. ING IM is an indirect, wholly-owned subsidiary of ING Groep and is an affiliate of the Adviser. ING IM has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972.

As of December 31, 2008, ING IM managed approximately $54.3 billion in assets. The principal address of ING IM is 230 Park Avenue, New York, New York 10169.

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Management of the Portfolios (continued) The following individual is solely responsible for the day-to-day management of the Portfolio and has managed the Portfolio since April 2007.

Vincent Costa is Head of Quantitative Equity, responsible for leading the portfolio management effort and overseeing research for quantitative equity products. These products include index, enhanced index, and active quantitative funds. Mr. Costa joined ING Investment Management in April 2006 as Head of Portfolio Management for Quantitative Equity. Prior to joining ING, Mr. Costa was with Merrill Lynch Investment Management, where he worked for seven years in quantitative equity leadership positions. Most recently, he served as managing director and head of their quantitative investments organization where he had overseen some $60 billion in assets across 70 funds. Prior to that Mr. Costa worked at Bankers Trust Company as a Senior Portfolio Manager, managing global index and enhanced index products.

ING Goldman Sachs Commodity Strategy Portfolio

Goldman Sachs Asset Management, L.P.

Goldman Sachs Asset Management, L.P. (“GSAM”) has been registered as an investment adviser with the SEC since 1990 and is an affiliate of Goldman, Sachs & Co. The principal address of GSAM is 32 Old Slip New York, NY 10005. As of December 31, 2008, GSAM, including its investment advisory affiliates, had assets under management of $690.7 billion.

The following individuals jointly share responsibility for the day-to-day management of the Portfolio and have co-managed the Portfolio since its inception.

Jonathan Beinner is the Chief Investment Officer and Co-Head of US and Global Fixed Income at Goldman Sachs Asset Management. Mr. Beinner is a member of the Investment Management Division’s operating group. He was named a managing director in 1997 and a partner in 2004. Mr. Beinner graduated summa cum laude and received two B.S. degrees from the University of Pennsylvania in 1988.

James B. Clark is a senior portfolio manager and co-head of the US Fixed Income Group. Prior to this, Mr. Clark headed the portfolio management group specializing in mortgage-backed and asset-backed securities. He joined Goldman Sachs Asset Management in 1994 and became a managing director in 2001 and a partner in 2006. Prior to joining the firm, he worked as an investment manager in the mortgage backed securities group at the Travelers Insurance Co. Prior to that, he was a quantitative analyst in the economic research department with the Federal Reserve Bank in Boston. Mr. Clark earned a BA from Kenyon College in 1988 and an MBA from the University of Chicago in 1992.

Tom Kenny is Co-Head of Goldman Sachs Asset Management’s Global Cash and Fixed Income Portfolio team. Prior to taking on this role, Mr. Kenny was Head of the Municipal Bond Portfolio Management team. He joined the firm in 1999 after spending over 13 years with the Franklin Templeton Group of Funds where, most recently, he was Executive Vice President and the Director of the Municipal Bond Department. Mr. Kenny has served in a number of leadership positions for various industry groups including the Vice Chairman of the Municipal Securities Rulemaking Board. He received a B.A. in Business Economics from the University of California, Santa Barbara, and a M.S. in Finance from Golden Gate University in San Francisco. Mr. Kenny also received the Chartered Financial Analyst designation.

Michael Johnson is a member of the fixed income portfolio management team, specializing in commodities and alternative investments. Before joining Goldman Sachs Asset Management in 2002, Mr. Johnson was employed with Conning & Company as an Associate in the Equity Research Group for one year. Prior to that, he was a Senior Financial Analyst with the Reinsurance Division at CIGNA Corporation. Mr. Johnson received a B.A. from Tufts University in 1997 and received his MBA from the University of Chicago Graduate School of Business in 2002.

Stephen Lucas is head of commodities management for the Global Fixed Income Team. In this role, Mr. Lucas oversees the portfolio management of the commodities strategy. He is also a member of the duration team, and heads the quantitative strategies team. Mr. Lucas is co-author (with James Clark) of the factor-model-based global risk system. He has 11 years of industry experience, 7 of them with Goldman Sachs. Mr. Lucas holds a BA from Princeton, an MS in Computer Science from Yale, and an MBA in Finance from The University of Chicago.

Additional Information Regarding Portfolio Managers

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager and each portfolio manager’s ownership of securities in the Portfolio.

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Taxes and Distributions

Holders of Variable Contracts should refer to the prospectus for their contracts for information regarding the tax consequences of owning such contracts and should consult their tax adviser before investing.

Dividends from net investment income are declared and paid by each Portfolio at least annually. Each Portfolio will also pay distributions from net realized capital gains, reduced by available capital losses, at least annually. All dividends and capital gain distributions will be automatically reinvested in additional shares of a Portfolio at the NAV of such shares on the payment date, unless participating insurance company’s separate account is permitted to hold cash and elects to receive payment in cash. From time to time, a portion of a Portfolio’s dividends may constitute a return of capital.

Each Portfolio intends to qualify as a regulated investment company (“RIC”) for federal income tax purposes by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”), including requirements with respect to diversification of assets, distribution of income and sources of income. As a RIC, a Portfolio generally will not be subject to tax on its net investment company taxable income and net realized capital gain. Each Portfolio also intends to comply with the diversification requirements of Section 817(h) of the Code and the underlying regulations for Variable Contracts so that owners of these contracts should not be subject to federal tax on distribution of dividends and income from a Portfolio to the insurance company’s separate accounts.

Since the sole shareholders of a Portfolio will be separate accounts or other permitted investors, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of the Policies, see the attached prospectus for the Policy.

See the SAI for further information about tax matters.

THE TAX STATUS OF YOUR INVESTMENT IN A PORTFOLIO DEPENDS UPON THE FEATURES OF YOUR VARIABLE CONTRACT. FOR FURTHER INFORMATION, PLEASE REFER TO THE PROSPECTUS FOR THE VARIABLE CONTRACT.

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Financial Highlights

The following financial highlights are intended to help you understand each Portfolio’s Service 2 Class shares’ financial performance for the past 5 years (or, if shorter, for the period of the Class’ operations). Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Portfolio (assuming reinvestment of all dividends and distributions), but does not include charges and expenses attributable to any insurance products and would be lower if they did. The information has been derived from the Portfolios’ financial statements, which have been audited by KPMG LLP, an independent registered public accounting firm, whose report, along with the Portfolios’ financial statements, are included in the annual shareholder report, which is incorporated by reference into the SAI and is available upon request.

Because the Service 2 Class shares of ING Disciplined Small Cap Value Portfolio had not commenced operations as of December 31, 2008 (the Portfolio’s fiscal year end) financial highlights are presented for Class I shares of the Portfolio.

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Financial Highlights (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations			Less distributions						Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses, net of fee waivers and/or recoupments, if any(2)(3)	Expenses, net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or Period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
ING Disciplined Small Cap Value Portfolio
Class I
12-31-08	9.35	0.18•	(3.26)	(3.08)	0.24	—	—	0.24	6.03	(33.38)	0.73	0.73	0.73	2.30	79,807	139
12-31-07	10.97	0.22•	(1.75)	(1.53)	0.04	0.05	—	0.09	9.35	(14.09)	0.68	0.68	0.68	2.06	191,824	173
04-28-06(4) - 12-31-06	10.00	0.11	0.86	0.97	—	—	—	—	10.97	9.70	0.75	0.75	0.75	1.86	61,423	163
ING Goldman Sachs Commodity Strategy Portfolio
Service 2 Class
04-28-08(4) –12-31-08	10.00	0.09•	(4.51)	(4.42)	—	—	—	—	5.58	(44.20)	1.39	1.29†	1.29†	1.63†	2	243

See Accompanying Notes to Financial Highlights
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Accompanying Notes to Financial Highlights

(1)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(2)	Annualized for periods less than one year.
(3)	Expense ratios reflect operating expenses of a Portfolio. Expenses before reductions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage commission recapture arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor but prior to reductions from brokerage commission recapture arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.
(4)	Commencement of operations.
•	Calculated using average number of shares outstanding throughout the period.
†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.
See Accompanying Notes to Financial Highlights
29

To Obtain
More Information

A Statement of Additional Information, dated May 1, 2009, has been filed with the SEC, and is made a part of this Prospectus by reference.

Additional information about the Portfolios’ investments will be available in the Portfolios’ annual and semi-annual shareholder report. In the annual shareholder report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolios’ performance during its last fiscal year and the independent registered public accounting firm’s report.

To obtain free copies of the ING Investors Trust’s annual and semi-annual shareholder reports and the Portfolios’ Statement of Additional Information or to make inquiries about the Portfolios, please write to the Trust at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258, call 1-800-366-0066, or visit our website at www.ingfunds.com.

Information about the ING Investors Trust can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Reports and other information about ING Investors Trust are available on the EDGAR Database on the SEC’s Internet Site at http://www.sec.gov. You may obtain copies of information for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, NE Washington, D.C. 20549-0102.

05/01/09	SEC File No. 811-05629

ING INVESTORS TRUST

Prospectus
May 1, 2009

Stock Funds
ING American Funds Asset Allocation Portfolio
ING American Funds Bond Portfolio
ING American Funds Growth Portfolio
ING American Funds Growth-Income Portfolio
ING American Funds International Portfolio NOT ALL PORTFOLIOS MAY BE AVAILABLE IN ALL JURISDICTIONS, UNDER ALL VARIABLE CONTRACTS OR UNDER ALL PLANS

This Prospectus contains important information about investing in the ING American Funds Portfolios. You should read it carefully before you invest, and keep it for future reference. Please note that your investment: is not a bank deposit; is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”), the Federal Reserve Board or any other government agency; and is affected by market fluctuations. There is no guarantee that the Portfolios will achieve their respective investment objective.

As with all mutual funds, the U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities nor has the SEC judged whether the information in this Prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.

You should read this Prospectus in conjunction with the prospectus for the separate account before investing or sending any money. Both prospectuses should be read carefully and retained for future reference. You should read the complete description of the ING American Funds Portfolios in this Prospectus and be aware that any time you invest, there is a risk of loss of money.

1

Introduction

ING Investors Trust

ING Investors Trust (“Trust”) is an open-end management investment company. The Trust consists of a group of mutual fund portfolios (each, a “Portfolio” and collectively, “Portfolios”). Only the ING American Funds Portfolios are offered in this prospectus (“Prospectus”).

Master/Feeder Mutual Fund Structure

Each Portfolio described in this Prospectus operates as a “feeder fund” which means it invests all of its assets in a separate mutual fund (each a “Master Fund” and collectively, “Master Funds”). Each Master Fund is a series of American Funds Insurance Series® (“American Funds”). Each Portfolio has the same investment objective and limitations as the Master Fund in which it invests. The differences in objectives and policies among the Master Funds can be expected to affect the return of each Portfolio and the degree of market and financial risk to which each Portfolio is subject. The Portfolios do not buy investment securities directly. The Master Funds, on the other hand, invest directly in portfolio securities.

Under the master/feeder structure, each Portfolio may withdraw its investment in the corresponding Master Fund if the Trust’s Board of Trustees (“Board”) determines that it is in the best interests of the Portfolio and its shareholders to do so. Any such withdrawal could result in a Portfolio incurring additional costs or expenses. Any such withdrawal could also result in a distribution of in-kind portfolio securities (as opposed to a cash distribution from such Master Fund). A Portfolio could incur brokerage fees or other transaction costs in converting such securities to cash. In addition, a distribution of in-kind portfolio securities could result in a less diversified portfolio of investments or adversely affect the liquidity of a Portfolio. Upon any such withdrawal, the Board would consider what action might be taken, including the investment of all the assets of the Portfolio in another pooled investment entity, asking ING Investments, LLC to manage the Portfolio’s assets either directly or with a sub-adviser under the investment management agreement between the Trust and ING Investments, LLC, or taking other appropriate action.

Investment of each Portfolio’s assets in its corresponding Master Fund is not a fundamental policy of any Portfolio and a shareholder vote is not required for any Portfolio to withdraw its investment from its corresponding Master Fund.

Because each Portfolio invests all of its assets in a Master Fund, the Portfolio and its shareholders will bear the fees and expenses of the Portfolio and a portion of the fees and expenses of the Master Fund in which it invests, with the result that the Portfolio’s expenses may be higher than those of other mutual funds which invest directly in securities. This structure is different from that of most of the other ING Funds and many other investment companies, which directly acquire and manage their own portfolio of securities. Each Master Fund may have other shareholders, each of whom will pay their proportionate share of the Master Fund’s expenses. The Master Funds are not established as partnerships, and therefore do not allocate income and expenses, but pay distributions to each Portfolio. However, other investors in a Master Fund may bear different expenses and sales charges than the Portfolio, which would result in differences in returns received by those investors.

Information about the American Funds and Capital Research Management Company (“CRMC”) is provided with their permission and based on information provided by CRMC or derived from the American Funds. The prospectus for each Master Fund is delivered together with this Prospectus.

Investment Adviser to the Portfolios

ING Investments, LLC (“ING Investments” or “Adviser”) serves as the investment adviser to the Portfolios. ING Investments is an indirect, wholly-owned subsidiary of ING Groep N.V. (“ING Groep”) (NYSE: ING).

Investment Adviser to the Master Funds

CRMC serves as investment adviser to the Master Funds. CRMC is a wholly-owned subsidiary of The Capital Group Companies, Inc.

2

Introduction (continued)

Portfolios and Master Funds

Each Master Fund is a series of American Funds. Each Portfolio’s corresponding Master Fund in which it invests is listed below:

Feeder Fund Portfolio

ING American Funds Asset Allocation Portfolio
ING American Funds Bond Portfolio
ING American Funds Growth Portfolio
ING American Funds Growth-Income Portfolio
ING American Funds International Portfolio

American Funds Master Fund

Asset Allocation Fund (Class 1 shares)
Bond Fund (Class 1 shares)
Growth Fund (Class 2 shares)
Growth-Income Fund (Class 2 shares)
International Fund (Class 2 shares)

Investing Through Your Variable Contract or Qualified Plan

Shares of the Portfolios may be offered to segregated asset accounts (“Separate Accounts”) of insurance companies as investment options under variable annuity contracts and variable life insurance policies (“Variable Contracts”). Shares may also be offered to qualified pension and retirement plans (“Qualified Plans”), outside the Variable Contract and to certain investment advisers and their affiliates in connection with the creation or management of the Portfolios.

Why Reading this Prospectus and the Master Funds’ Prospectus is Important

This Prospectus explains the investment objective, principal investment strategies and risks of each of the Portfolios. Reading the Prospectus and the prospectus of the Master Funds will help you to decide whether a Portfolio is the right investment for you. You should keep this Prospectus and the prospectus of the Master Funds for future reference.

3

Description of the Portfolios

ING American Funds Asset Allocation Portfolio

Investment Objective

High total return (including income and capital gains) consistent with preservation of capital over the long term. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

The Portfolio invests all of its assets in the Master Fund, Class 1 shares of the Asset Allocation Fund, a series of American Funds Insurance Series®, a registered open-end investment company. In turn, the Asset Allocation Fund normally invests in common stocks and other equity securities, bonds and other intermediate and long-term debt securities, and money market instruments.

The Asset Allocation Fund may invest up to 15% of its assets in equity securities of issuers domiciled outside the United States and not included in the Standard & Poor’s 500® Composite Stock Price Index and up to 5% of its assets in debt securities of issuers domiciled outside the United States. The Asset Allocation Fund may invest up to 25% of its debt assets in lower quality debt securities (rated Ba1 or below by Moody’s Investors Service, Inc. and BB+ or below by Standard & Poor’s Ratings Services or unrated by determined to be of equivalent quality) (“junk bonds”).

The Asset Allocation Fund will vary its mix of equity securities, debt securities and money market instruments and expects, but is not required, to maintain an investment mix falling within the following ranges: 40%-80% in equity securities, 20%-50% in debt securities and 0%-40% in money market instruments.

For additional information regarding the principal investment strategies of the Master Fund, please refer to the Master Fund prospectus.

Investment of the Portfolio’s assets in the Asset Allocation Fund is not a fundamental policy of the Portfolio and a shareholder vote is not required for the Portfolio to withdraw its investment in the Asset Allocation Fund.

Principal Risks

The principal risks of investing in the Portfolio, by virtue of its investment in the Asset Allocation Fund, and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline, are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio will change daily based on changes in the value of the securities that the Portfolio holds.

Please note that there may be other risks that are not listed below which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated investment objective. The principal investment strategies employed by the portfolio managers of the Asset Allocation Fund may fail to produce the intended results. Your investment in the Portfolio is subject to the following principal risks:

Credit Risk
Currency Risk
Debt Securities Risk
Equity Securities Risk
Foreign Investment Risk
High-Yield, Lower-Grade Debt Securities Risk
Income Risk
Interest Rate Risk
Manager Risk
Market and Company Risk
Maturity Risk
Price Volatility Risk

Please see “Summary of Principal Risks” following the “Portfolio Fees and Expenses” section for a description of these and other risks. This Prospectus and the prospectus of the Master Funds do not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio or the Master Fund may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statements of Additional Information of the Portfolio and the Master Fund.

4

Description of the Portfolios (continued)

Portfolio Performance

Since the Portfolio did not have a full calendar year of operations as of December 31, 2008, there is no annual performance information included in this Prospectus.

Investment Adviser to the Master Fund

CRMC serves as the investment adviser to the Master Fund. Information about CRMC and the portfolio management of the Asset Allocation Fund is set out in the section entitled “Management of the Master Funds.”

5

Description of the Portfolios (continued)

ING American Funds Bond Portfolio

Investment Objective

To maximize your level of current income and preserve your capital. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

The Portfolio invests all of its assets in the Master Fund, Class 1 shares of the Bond Fund, a series of American Funds Insurance Series®, a registered open-end investment company. In turn, the Bond Fund normally invests at least 80% of its assets in bonds and other debt securities. The Portfolio will provide shareholders with at least 60 days prior notice of any change in the investment policy.

The Bond Fund will invest at least 65% of its assets in investment-grade debt securities (including cash and cash equivalents) and may invest up to 35% of its assets in debt securities rated Ba1 or below by Moody’s Investors Service, Inc. and BB+ or below by Standard & Poor’s Ratings Services or unrated but determined to be of equivalent quality (“junk bonds”). The Bond Fund may invest in debt securities of issuers domiciled outside the United States and may invest up to 20% of its assets in preferred stocks, including convertible and nonconvertible preferred stocks. The Bond Fund is designed for investors seeking income and more price stability than stocks, and capital preservation over the long term.

For additional information regarding the principal investment strategies of the Master Fund, please refer to the Master Fund prospectus.

Investment of the Portfolio’s assets in the Bond Fund is not a fundamental policy of the Portfolio and a shareholder vote is not required for the Portfolio to withdraw its investment in the Bond Fund.

Principal Risks

The principal risks of investing in the Portfolio, by virtue of its investment in the Bond Fund and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline, are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio will change daily based on changes in the value of the securities that the Portfolio holds.

Please note that there may be other risks that are not listed below which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated investment objective. The principal investment strategies employed by the portfolio managers of the Bond Fund may fail to produce the intended results. Your investment in the Portfolio is subject to the following principal risks:

Convertible Securities Risk
Credit Risk
Currency Risk
Debt Securities Risk
Equity Securities Risk
Foreign Investment Risk
High-Yield, Lower-Grade Debt Securities Risk
Income Risk
Interest Rate Risk
Manager Risk
Market and Company Risk
Maturity Risk
Price Volatility Risk

Please see “Summary of Principal Risks” following the “Portfolio Fees and Expenses” section for a description of these and other risks. This Prospectus and the prospectus of the Master Funds do not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio or the Master Fund may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statements of Additional Information of the Portfolio and the Master Fund.

Portfolio Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the Portfolio’s performance for the first full calendar year of operations, and the table compares the Portfolio’s performance to the performance of two broad measures of market performance for the same period. The Portfolio’s past performance is no guarantee of future results.

6

Description of the Portfolios (continued) The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing the Portfolio’s performance for the first full calendar year of operations.

Year-by-Year Total Return(1)
(For the period ended December 31)

Best and Worst Quarterly Returns during this Period:

Best:	2nd Quarter	2008:	0.10%
Worst:	3rd Quarter	2008:	(5.64)%

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio’s performance to that of two broad measures of market performance – the Citigroup Broad Investment-Grade (Big) Bond Index and the Barclays Capital U.S. Aggregate Bond Index (formerly, the Lehman Brothers U.S. Aggregate Bond Index). The Citigroup Broad Investment-Grade (Big) Bond Index is an unmanaged market index that is a capitalization-weighted index that includes fixed-rate U.S. Treasury, government-sponsored, mortgage, asset-backed and investment-grade corporates with a maturity of one year or longer. The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index composed of securities from the Barclays Capital Intermediate Government/Corporate Bond Index, Mortgage-Backed Securities Index and the Asset Backed Securities Index including securities that are investment-grade quality or better and have at least one year to maturity. The indices do not reflect fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in the indices.

Average Annual Total Return(1) (For the periods ended December 31, 2008)
	1 Year	5 Years (or Life of Class)	10 Years
ING American Funds Bond Portfolio Return	(9.71)%	(8.67)%(1)	N/A
Citigroup Broad Investment-Grade (Big) Bond Index	7.02%	7.97%(2)	N/A
Barclays Capital U.S. Aggregate Bond Index	5.24%	6.34%(2)	N/A
(1)	The Portfolio commenced operations on November 12, 2007.
(2)	The index returns are for the periods beginning November 1, 2007.

Investment Adviser to the Master Fund

CRMC serves as the investment adviser to the Master Fund. Information about CRMC and the portfolio management of the Bond Fund is set out in the section entitled “Management of the Master Funds.”

7

Description of the Portfolios (continued)

ING American Funds Growth Portfolio

Investment Objective

The Portfolio seeks to make your investment grow. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

The Portfolio invests all of its assets in the Master Fund, Class 2 shares of the Growth Fund, a series of American Funds Insurance Series®, a registered open-end investment company. In turn, the Growth Fund normally invests primarily in common stocks of companies that appear to offer superior opportunities for growth of capital.

The Growth Fund may invest up to 15% of its assets in securities of issuers domiciled outside the United States and Canada. The Growth Fund is designed for investors seeking capital appreciation through an investment in stocks. Investors in the Growth Fund should have a long-term perspective and, for example, be able to tolerate potentially sharp, short-term declines in value.

For additional information regarding the principal investment strategies of the Master Fund, please refer to the Master Fund prospectus.

Investment of the Portfolio’s assets in the Growth Fund is not a fundamental policy of the Portfolio and a shareholder vote is not required for the Portfolio to withdraw its investment in the Growth Fund.

Principal Risks

The principal risks of investing in the Portfolio, by virtue of its investment in the Growth Fund, and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline, are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio will change daily based on changes in the value of the securities that the Portfolio holds.

Please note that there may be other risks that are not listed below which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated investment objective. The principal investment strategies employed by the portfolio managers of the Growth Fund may fail to produce the intended results. Your investment in the Portfolio is subject to the following principal risks:

Currency Risk
Emerging Markets Risk
Equity Securities Risk
Foreign Investment Risk
Growth Investing Risk
Manager Risk
Market and Company Risk
Market Trends Risk
Price Volatility Risk

Please see “Summary of Principal Risks” following the “Portfolio Fees and Expenses” section for a description of these and other risks. This Prospectus and the prospectus of the Master Funds do not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio or the Master Fund may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statements of Additional Information of the Portfolio and the Master Fund.

Portfolio Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the changes in the Portfolio’s performance from year to year, and the table compares the Portfolio’s performance to the performance of a broad measure of market performance for the same period. The Portfolio’s past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

8

Description of the Portfolios (continued)

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year.

Year-by-Year Total Returns(1)
(For the periods ended December 31 of each year)

Best and Worst Quarterly Returns during this Period:

Best:	4th Quarter	2004:	10.47%
Worst:	4th Quarter	2008:	(26.18)%

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio’s performance to that of a broad measure of market performance – the Standard & Poor’s 500® Composite Stock Price (“S&P 500®”) Index. The S&P 500® Index is a widely recognized, unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States. The index does not reflect fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in the index.

Average Annual Total Return(1) (For the periods ended December 31, 2008)
	1 Year	5 Years	10 Years (or Life of Class)
ING American Funds Growth Portfolio Return	(44.29)%	(2.45)%	(0.99)%(1)
S&P 500® Index	(37.00)%	(2.19)%	(0.12)%(2)
(1)	The Portfolio commenced operations on September 2, 2003.
(2)	The index return is for the period beginning September 1, 2003.

Investment Adviser to the Master Fund

CRMC serves as the investment adviser to the Master Fund. Information about CRMC and the portfolio management of the Growth Fund is set out in the section entitled “Management of the Master Funds.”

9

Description of the Portfolios (continued)

ING American Funds Growth-Income Portfolio

Investment Objective

The Portfolio seeks to make your investment grow and provide you with income over time. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

The Portfolio invests all of its assets in the Master Fund, Class 2 shares of the Growth-Income Fund, a series of American Funds Insurance Series®, a registered open-end investment company. In turn, the Growth-Income Fund normally invests primarily in common stocks or other securities which demonstrate the potential for appreciation and/or dividends.

The Growth-Income Fund may invest up to 15% of its assets, at the time of purchase, in securities of issuers domiciled outside the United States and not included in the Standard & Poor’s 500® Composite Stock Price (“S&P 500®”) Index. The Growth-Income Fund is designed for investors seeking both capital appreciation and income.

For additional information regarding the principal investment strategies of the Master Fund, please refer to the Master Fund prospectus.

Investment of the Portfolio’s assets in the Growth-Income Fund is not a fundamental policy of the Portfolio and a shareholder vote is not required for the Portfolio to withdraw its investment in the Growth-Income Fund.

Principal Risks

The principal risks of investing in the Portfolio, by virtue of its investment in the Growth-Income Fund and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline, are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio will change daily based on changes in the value of the securities that the Portfolio holds.

Please note that there may be other risks that are not listed below which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated investment objective. The principal investment strategies employed by the portfolio managers of the Growth-Income Fund may fail to produce the intended results. Your investment in the Portfolio is subject to the following principal risks:

Currency Risk
Emerging Markets Risk
Equity Securities Risk
Foreign Investment Risk
Growth Investing Risk
Manager Risk
Market and Company Risk
Market Trends Risk
Price Volatility Risk

Please see “Summary of Principal Risks” following the “Portfolio Fees and Expenses” section for a description of these and other risks. This Prospectus and the prospectus of the Master Funds do not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio or the Master Fund may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statements of Additional Information of the Portfolio and the Master Fund.

Portfolio Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the changes in the Portfolio’s performance from year to year, and the table compares the Portfolio’s performance to the performance of a broad measure of market performance for the same period. The Portfolio’s past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

10

Description of the Portfolios (continued)

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year.

Year-by-Year Total Returns(1)
(For the periods ended December 31 of each year)

Best and Worst Quarterly Returns during this Period:

Best:	4th Quarter	2004:	8.05%
Worst:	4th Quarter	2008:	(22.12)%

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio’s performance to that of a broad measure of market performance – the S&P 500® Index. The S&P 500® Index is a widely recognized, unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States. The index does not reflect fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in the index.

Average Annual Total Return(1) (For the periods ended December 31, 2008)
	1 Year	5 Years	10 Years (or Life of Class)
ING American Funds Growth-Income Portfolio Return	(38.19)%	(3.06)%	(1.26)%(1)
S&P 500® Index	(37.00)%	(2.19)%	(0.12)%(2)
(1)	The Portfolio commenced operations on September 2, 2003.
(2)	The index return is for the period beginning September 1, 2003.

Investment Adviser to the Master Fund

CRMC serves as the investment adviser to the Master Fund. Information about CRMC and the portfolio management of the Growth-Income Fund is set out in the section entitled “Management of the Master Funds.”

11

Description of the Portfolios (continued)

ING American Funds International Portfolio

Investment Objective

The Portfolio seeks to make your investment grow over time. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

The Portfolio invests all of its assets in the Master Fund, Class 2 shares of the International Fund, a series of American Funds Insurance Series®, a registered open-end investment company. In turn, the International Fund normally invests primarily in common stocks of companies located outside the United States.

The International Fund is designed for investors seeking capital appreciation through stocks. Investors in the International Fund should have a long-term perspective and, for example, be able to tolerate potentially sharp, short-term declines in value.

For additional information regarding the principal investment strategies of the Master Fund, please refer to the Master Fund prospectus.

Investment of the Portfolio’s assets in the Class 2 shares of the International Fund is not a fundamental policy of the Portfolio and a shareholder vote is not required for the Portfolio to withdraw its investment in the International Fund.

Principal Risks

The principal risks of investing in the Portfolio, by virtue of its investment in the International Fund and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline, are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio will change daily based on the changes in the value of the securities that the Portfolio holds.

Please note that there may be other risks that are not listed below which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated investment objective. The principal investment strategies employed by the portfolio managers of the International Fund may fail to produce the intended results. Your investment in the Portfolio is subject to the following principal risks:

Currency Risk
Emerging Markets Risk
Equity Securities Risk
Foreign Investment Risk
Liquidity Risk
Manager Risk
Market and Company Risk
Market Trends Risk
Price Volatility Risk

Please see “Summary of Principal Risks” following the “Portfolio Fees and Expenses” section for a description of these and other risks. This Prospectus and the prospectus of the Master Funds do not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio or the Master Fund may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statements of Additional Information of the Portfolio and the Master Fund.

Portfolio Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the changes in the Portfolio’s performance from year to year, and the table compares the Portfolio’s performance to the performance of a broad measure of market performance for the same period. The Portfolio’s past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

12

Description of the Portfolios (continued)

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year.

Year-by-Year Total Returns(1)
(For the periods ended December 31 of each year)

Best and Worst Quarterly Returns during this Period:

Best:	4th Quarter	2004:	12.48%
Worst:	4th Quarter	2008:	(21.01)%

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio’s performance to that of a broad measure of market performance – the Morgan Stanley Capital International All country World ex-U.S. Index SM (“MSCI All Country World ex-U.S. IndexSM”). The MSCI All Country World ex-U.S. Index SM is a free-float adjusted market capitalization index that is designed to measure equity performance in the global developed and emerging markets. It includes the reinvestment of dividends and distributions net of witholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in the index.

Average Annual Total Return(1) (For the periods ended December 31, 2008)
	1 Year	5 Years	10 Years (or Life of Class)
ING American Funds International Portfolio Return	(42.46)%	3.12%	5.64%(1)
MSCI All Country World ex-U.S. Index SM	(42.19)%	(0.06)%	2.62%(2)
(1)	The Portfolio commenced operations on September 2, 2003.
(2)	The index return is for the period beginning September 1, 2003.

Investment Adviser to the Master Fund

CRMC serves as the investment adviser to the Master Fund. Information about CRMC and the portfolio management of the International Fund is set out in the section entitled “Management of the Master Funds.”

13

Portfolio Fees and Expenses

The table that follows shows the estimated operating expenses paid each year by the Portfolios. These expenses are based on the expenses paid by the Portfolios in the year 2008. The table reflects the estimated expenses of each Portfolio and its corresponding Master Fund. Actual expenses paid by the Portfolios may vary from year to year.

Your Variable Contract or Qualified Plan is a contract between you and the issuing life insurance company or plan provider. The Trust and the Portfolios are not parties to your Variable Contract or Qualified Plan, but are merely investment options made available to you under your Variable Contract or Qualified Plan. The fees and expenses of the Portfolios and their corresponding Master Funds are not fixed or specified under the terms of your Variable Contract or Qualified Plan. The table does not reflect expenses and charges that are, or may be, imposed under your Variable Contract or Qualified Plan. Shareholders who acquire Portfolio shares through a Variable Contract or Qualified Plan should refer to the applicable plan document, contract prospectus, prospectus summary or disclosure statement. If you hold shares of a Portfolio that were purchased through an investment in a Qualified Plan, you should contact the plan administrator for information regarding additional expenses that may be assessed in connection with your plan.

Shareholder Transaction Expenses (fees you pay directly from your investment). Not Applicable.

Annual Portfolio Operating Expenses(1)
(as a percentage of average daily net assets)

Portfolio	Management Fee(2)	Distribution (12b-1) Fee	Shareholder Service Fee	Other Expenses(3)	Net Operating Expenses
ING American Funds Asset Allocation	0.31%	0.45%	0.25%(4)	0.09%	1.10%(5)(6)
ING American Funds Bond	0.39%	0.35%	0.25%(4)	0.09%	1.08%(5)(6)
ING American Funds Growth	0.32%	0.50%	0.25%(7)	0.04%	1.11%(6)
ING American Funds Growth-Income	0.27%	0.50%	0.25%(7)	0.05%	1.07%(6)
ING American Funds International	0.49%	0.50%	0.25%(7)	0.07%	1.31%(6)
(1)	This table shows the estimated operating expenses for the Portfolios as a ratio of expenses to average daily net assets. These estimates are based on each Portfolio’s actual operating expenses for its most recently completed fiscal year. This table reflects the aggregate annual operating expenses of each Portfolio and its corresponding Master Fund.
(2)	Each of the Asset Allocation Fund, Bond Fund, Growth Fund, Growth-Income Fund and International Fund pays CRMC a management fee for advisory expenses at current asset levels of the Master Funds of 0.31%, 0.39%, 0.32%, 0.27% and 0.49%, respectively. If a Portfolio does not invest substantially all of its assets in another investment company, pursuant to its investment management agreement with the Trust, ING Investments, LLC may charge an annual advisory fee based on a percentage of each Portfolio’s average daily net assets as reflected in the Adviser section of the Statement of Additional Information. If a Portfolio invests substantially all of its assets in another investment company, ING Investments, LLC does not charge an advisory fee. Each Portfolio anticipates investing substantially all of its assets in another investment company.
(3)	Pursuant to its administration agreement with the Trust, ING Funds Services, LLC may receive an annual administration fee equal to 0.10% of average daily net assets for each Portfolio, if the Portfolio does not invest substantially all of its assets in another investment company. If a Portfolio invests substantially all of its assets in another investment company, ING Funds Services, LLC does not charge an administration fee. Each Portfolio anticipates investing substantially all of its assets in another investment company.
(4)	Shares of the Portfolio are subject to a Rule 12b-1 fee payable to ING Funds Distributor, LLC. Class 1 shares of the Master Fund do not charge a Rule 12b-1 fee.
(5)	Includes an estimated 0.02% and 0.04% of non-recurring offering expenses for American Funds Asset Allocation and American Funds Bond Portfolios, respectively. Excluding this amount Net Operating Expenses would have been 1.08% and 1.04% for American Funds Asset Allocation and American Funds Bond Portfolios, respectively.
(6)	Capital Research Management Company (“CRMC”) has voluntarily agreed to waive a portion of its management fee. Including this waiver, the “Net Operating Expenses” for the ING American Funds Asset Allocation Portfolio, ING American Funds Bond Portfolio, ING American Funds Growth Portfolio, ING American Funds Growth-Income Portfolio, and ING American Funds International Portfolio would have been 1.07%, 1.04%, 1.08%, 1.04%, and 1.26%, respectively. This arrangement may be discontinued by CRMC at any time.
(7)	The Portfolio does not pay a shareholder services fee. This fee is paid by the corresponding Master Fund. Shareholders of the Class 2 shares of the corresponding Master Fund pay only their proportionate share of the Shareholder Services Fee.
14

Portfolio Fees and Expenses (continued)

Examples

The Examples are intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the shares of each Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the shares’ operating expenses remain the same. The Examples do not reflect the expenses and charges of any Variable Contract or Qualified Plan that may use a Portfolio as its underlying investment option. If such expenses were reflected, the expense amounts indicated would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Portfolio(1)	1 Year	3 Years	5 Years	10 Years
ING American Funds Asset Allocation	$112	$345	$597	$1,319
ING American Funds Bond	$110	$335	$578	$1,275
NG American Funds Growth	$113	$353	$612	$1,352
ING American Funds Growth-Income	$109	$340	$590	$1,306
ING American Funds International	$133	$415	$718	$1,579
(1)	This table reflects the aggregate annual operating expenses of each Portfolio and its corresponding Master Fund for the one-year period and the first year of the three-, five-, and ten-year periods.
15

Summary of Principal Risks

The value of your investment in a Portfolio changes with the values of the corresponding Master Fund and its investments. Many factors can affect those values. The factors that are most likely to have a material effect on a particular Portfolio’s investment portfolio as a whole are called “principal risks.” The principal risks of each Portfolio are identified in the “Description of the Portfolios” section and are described below. Each Portfolio may be subject to additional principal risks and risks other than those described below because the types of investments made by a Portfolio can change over time. Additional investment policies and risks of the Portfolios and Master Funds are set forth in the Statements of Additional Information (“SAI”) of the Portfolios and Master Funds, each of which is available upon request.

Convertible Securities Risk.  The value of convertible securities may fall when interest rates rise and increase when interest rates fall. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates. A Master Fund or portfolio could lose money if the issuer of a convertible security is unable to meet its financial obligation or goes bankrupt.

Credit Risk.  A Master Fund or portfolio could lose money if a bond issuer (debtor) fails to repay interest and principal in a timely manner or if it goes bankrupt. This is especially true during periods of economic uncertainty or economic downturns. High-yield/high-risk bonds are especially subject to credit risk and are considered to be mostly speculative in nature.

Currency Risk.  A Master Fund or portfolio that invests directly in foreign currencies or in securities denominated in or that trade in foreign (non-U.S.) currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls, or other political or economic developments in the United States or abroad. As a result, investments in foreign currency-denominated securities may reduce the value of a Master Fund’s or a portfolio’s investment.

Debt Securities Risk.  The value of debt securities may fall when interest rates rise. Debt securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter maturities. In addition, debt securities, such as bonds, involve credit risk as described above. These securities are also subject to interest rate risk. This is the risk that the value of the security may fall when interest rates rise. In general, the market price of debt securities with longer maturities tends to be more volatile in response to changes in interest rates than the market price of shorter-term securities.

Emerging Markets Risk.  Emerging market countries are generally defined as countries in the initial stage of their industrialization cycles with low per capita income. Investment in emerging market countries presents risks to a greater degree than, and in addition to, those presented by investment in foreign issuers in general as these countries may be less politically and economically stable than other countries. A number of emerging market countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar from time to time, and devaluation may occur after a Master Fund or portfolio invests in those currencies. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

It may be more difficult to buy and sell securities in emerging market countries as many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in emerging market countries that a future economic or political crisis could lead to: price controls; forced mergers of companies; expropriation or confiscatory taxation; seizure; nationalization; foreign exchange controls that restrict the transfer of currency from a given country; or creation of government monopolies.

Equity Securities Risk.  Equity securities include common, preferred and convertible preferred stocks and securities with values that are tied to the price of the stocks, such as rights, warrants and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities
16

Summary of Principal Risks (continued) will fluctuate and can decline and reduce the value of an investment in equities. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. The value of equity securities purchased by a Master Fund or portfolio could decline if the financial condition of the companies decline or if overall market and economic conditions deteriorate. Even investment in high quality or “blue chip” equity securities or securities of established companies with large market capitalizations (which generally have strong financial characteristics) can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be able to react less quickly to change in the marketplace.

Foreign Investment Risk.  Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates; unstable political, social, and economic conditions; possible security illiquidity; a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositaries than those in the United States; less standardization of accounting standards and market regulations in certain foreign countries; foreign taxation issues; and varying foreign controls on investments. Foreign investments may also be affected by administrative difficulties, such as delays in clearing and settling transactions. In addition, securities of foreign companies may be denominated in foreign currencies and the costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. To the extent a Master Fund or a portfolio invests in American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), and Global Depositary Receipts (“GDRs”), ADRs, EDRs and GDRs are subject to risks of foreign investments, and they may not always track the price of the underlying foreign security. These factors make foreign investments more volatile and potentially less liquid than U.S. investments.

Growth Investing Risk.  Growth-oriented stocks typically sell at relatively high valuations as compared to other types of securities. Securities of growth companies may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth potential, they usually invest a high portion of earnings in their business, and they may lack the dividends of value stocks that can cushion stock prices in a falling market. The market may not favor growth-oriented stocks or may not favor equities at all. In addition, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth. Historically, growth-oriented stocks have been more volatile than value-oriented stocks.

High-Yield, Lower-Grade Debt Securities Risk.  High-yield debt securities (commonly referred to as “junk bonds”) generally present greater credit risk that an issuer cannot make timely payment of interest or principal payments than an issuer of a higher quality debt security, and typically have greater potential price volatility and principal and income risk. Changes in interest rates, the market’s perception of the issuers and the credit worthiness of the issuers may significantly affect the value of these bonds. High-yield bonds are not considered investment-grade, and are regarded as predominantly speculative with respect to the issuing company’s continuing ability to meet principal and interest payments. The secondary market in which high-yield securities are traded may be less liquid than the market for higher grade bonds. It may be more difficult to value less liquid high-yield securities, and determination of their value may involve elements of judgment.

Income Risk.  A Master Fund’s or portfolio’s income may fall due to falling interest rates. Income risk is generally the greatest for short-term bonds, and the least for long-term bonds. Changes in interest rates will affect bond prices as well as bond income, and the rate at which income and maturing instruments can be reinvested.

Interest Rate Risk.  The value of debt securities and short-term money market instruments generally tend to move in the opposite direction to interest rates. When interest rates are rising, the prices of debt securities tend to fall. When interest rates are falling, the prices of debt securities tend to rise. Bonds with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than bonds with shorter durations or money market instruments. Further, economic and market conditions may cause issuers to default or go bankrupt.

Liquidity Risk.  Liquidity risk exists when particular investments are difficult to purchase or sell. A Master Fund or portfolio’s investments in illiquid securities may reduce the returns of a Master Fund or portfolio because it may be unable to sell the illiquid securities at an advantageous time or price. Further the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount a Master Fund or portfolio could realize upon disposition. A Master Fund or portfolio with principal investment strategies that involve foreign securities, small companies, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

17

Summary of Principal Risks (continued) Manager Risk.  A portfolio counselor of a Master Fund will apply investment techniques and risk analyses in making investment decisions for a Master Fund, such as which securities to overweight, underweight, or avoid altogether, but there can be no assurance that these will achieve a Master Fund’s or portfolio’s investment objective, and a portfolio counselor of a Master Fund could do a poor job in executing an investment strategy. A portfolio counselor of a Master Fund may use investment techniques or invest in securities that are not part of a Master Fund’s principal investment strategies. For example, if market conditions warrant, Master Funds that invest principally in equity securities may temporarily invest in U.S. government securities, high-quality corporate fixed-income securities, mortgage-related and asset-backed securities or money market instruments. Likewise, Master Funds that invest principally in small- to mid-sized capitalization companies may shift to preferred stocks and larger-capitalization stocks. These shifts may alter the risk/return characteristics of the Master Funds and cause them to miss investment opportunities. Individuals primarily responsible for managing a Master Fund may leave their firm or be replaced.

Many sub-advisers of equity funds employ styles that are characterized as “value” or “growth.” However, these terms can have different application by different managers. One sub-adviser’s value approach may be different from another, and one sub-adviser’s growth approach may be different from another. For example, some value managers employ a style in which they seek to identify companies that they believe are valued at a more substantial or “deeper discount” to a company’s net worth than other value managers. Therefore, some funds that are characterized as growth or value can have greater volatility than other funds managed by other managers in a growth or value style.

Market and Company Risk.  The price of a security held by a Master Fund or portfolio may fall due to changing economic, political or market conditions or disappointing earnings or losses. Stock prices in general may decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Further, even though the stock market is cyclical in nature, returns from a particular stock market segment in which a Master Fund or portfolio invests may still trail returns from the overall stock market.

Market Trends Risk.  Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. For instance, from time to time, the stock market may not favor growth-oriented securities. Rather, the market could favor value-oriented securities or may not favor equity securities at all. Accordingly, the performance of a Master Fund or portfolio may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

Maturity Risk.  Interest rate risk will affect the price of a fixed-income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed-income securities with longer maturities will therefore be more volatile than other fixed-income securities with shorter maturities. Conversely, fixed-income securities with shorter maturities will be less volatile but generally provide lower returns than fixed-income securities with longer maturities. The average maturity of a Master Fund’s and portfolio’s fixed-income investments will affect the volatility of a Master Fund’s and portfolio’s share price.

Price Volatility Risk.  The value of a Master Fund and portfolio changes as the prices of their investments go up or down. Equity and debt securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.

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More Information

Percentage and Rating Limitations

Unless otherwise stated, the percentage and rating limitations on debt securities or capitalization criteria on equity securities that are in this Prospectus apply at the time of purchase.

A Word About Portfolio Diversity

Each Portfolio in this Prospectus is diversified through investments made by the applicable Master Fund, as defined in the Investment Company Act of 1940, as amended (“1940 Act”). A diversified Portfolio may not, as to 75% of its total assets, invest more than 5% of its total assets in any one issuer and may not purchase more than 10% of the outstanding voting securities of any one issuer (other than U.S. government securities and securities of other investment companies).

Additional Information About the Portfolios and the Master Funds

The SAI of the Portfolios is made a part of this Prospectus. It identifies investment restrictions, more detailed risk descriptions, a description of how the bond rating system works and other information that may be helpful to you in your decision to invest. You may obtain a copy of the SAI of the Portfolios and the SAI of the Master Funds without charge by calling the Trust at 1-800-366-0066, or downloading it from the SEC’s website at http://www.sec.gov.

Fundamental Investment Policies

Investment policies are fundamental if so designated in this Prospectus or the SAI. This means they may not be modified or changed without a vote of the shareholders.

Additional Investment Policies

Additional investment policies of the Master Funds and the Portfolios are set forth in the SAI of the Master Funds and the Portfolios, respectively, which are available upon request, without charge by calling the Trust at 1-800-366-0066, or downloading it from the SEC’s website at http://www.sec.gov.

Temporary Defensive Positions

Each Master Fund may also hold cash or money market instruments. The size of a Master Fund’s cash position will vary and will depend on various factors, including market conditions and purchase and redemptions of Portfolio shares. A larger cash position could detract from the achievement of the Master Fund’s investment objective in a period of rising market prices; conversely, it would reduce the Master Fund’s magnitude of loss in the event of a general downturn and provide liquidity to make additional investments or to meet redemptions.

Administrative Services

ING Funds Services, LLC (“ING Funds Services”), an affiliate of ING Investments, provides the Portfolios with administrative services. The administrative services performed by ING Funds Services include acting as a liaison among the various service providers to the Portfolios, including the custodian, portfolio accounting agent, and the insurance company or companies to which the Portfolios offer their shares. ING Funds Services also reviews the Portfolios for compliance with applicable legal requirements and monitors for compliance with requirements under applicable law and with the investment policies and restrictions of the Portfolios.

Portfolio Distribution

ING Funds Distributor, LLC (“ING Funds Distributor” or “Distributor”) is the principal underwriter and distributor of each Portfolio. It is a Delaware limited liability company with its principal offices at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258. ING Funds Distributor is an affilitate of ING Investments, the Adviser of the Portfolios.

On December 29, 2006, an internal reorganization was undertaken in which the distribution functions for the ING Funds were transferred from Directed Services, Inc. (“DSI”) to ING Funds Distributor. As a result of this transfer, ING Funds Distributor assumed all contractual obligations and became the sole distributor for the Portfolios.

ING Funds Distributor is a member of the Financial Industry Regulatory Authority (“FINRA”). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org or the Public Disclosure Hotline at 800-289-9999.

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More Information  (continued) Rule 12b-1 Distribution Plans

Shares of ING American Funds Asset Allocation Portfolio, ING American Funds Bond Portfolio, ING American Funds Growth Portfolio, ING American Funds Growth-Income Portfolio and ING American Funds International Portfolio are subject to a Rule 12b-1 fee at an annual rate of up to 0.45%, 0.35%, 0.50%, 0.50% and 0.50% of average daily net assets, respectively (“Rule 12b-1 Plan”). In addition, Class 2 shares of each Master Fund pay a Rule 12b-1 fee of 0.25% of average annual net assets of the Master Fund. The Rule 12b-1 fees are paid for the sale and distribution of shares and for services provided to shareholders and contract owners. Shareholders of the Class 2 shares of the Master Funds pay only their proportionate share of 12b-1 plan expenses.

Rule 12b-1 fees are paid out of a Portfolio’s assets (including the assets of the Master Fund) on an ongoing basis. Therefore, these fees will increase the cost of an investment in a Portfolio and may, over time, be greater than other types of sales charges.

Service Fees

The Trust has entered into a Shareholder Service Plan (the “Plan”) for ING American Funds Asset Allocation Portfolio and ING American Funds Bond Portfolio. The Plan allows ING Funds Distributor to use Payments under the Plan for the provision of shareholder services and/or account maintenance services to direct or indirect beneficial owners of shares of the Portfolios. Services that may be provided under the Plan include, among other things, providing information about the Portfolios. Under the Plan, each Portfolio makes payments to ING Funds Distributor at an annual rate of 0.25% of the Portfolio’s average daily net assets attributable to its shares.

How ING Compensates Entities Offering Its Portfolios as Investment Options in Their Insurance Products

ING mutual funds may be offered as investment options in Variable Contracts by affiliated and non-affiliated insurance companies. In addition to paying fees under the Portfolio’s Rule 12-1 Plan and Plan, the Portfolios’ Adviser or Distributor (collectively “ING”), out of its own resources and without additional cost to the Portfolios or their shareholders, may pay additional compensation to these insurance companies. The amount of the payment is based upon an annual percentage of the average net assets held in the Portfolios by those companies. The Portfolios’ Adviser and Distributor may make these payments for administrative, record keeping or other services that insurance companies provide to the Portfolios. These payments may also provide incentive for insurance companies to make the Portfolios available through the Variable Contracts issued by the insurance company, and thus they may promote the distribution of the shares of the Portfolios.

The distributing broker-dealer for these Portfolios is ING Funds Distributor. ING Funds Distributor has entered into such agreements with non-affiliated insurance companies. Fees payable under these arrangements are at annual rates that range from 0.15% to 0.25%. This is computed as a percentage of the average aggregate amount invested in the Portfolios by contract holders through the relevant insurance company’s Variable Contracts. As of the date of this Prospectus, the Advisers have entered into such arrangements with the following insurance companies: Zurich Kemper Life Insurance Company; Symetra Life Insurance Company; and First Fortis Life Insurance Company.

The Adviser also has entered into similar agreements with affiliated insurers, including, but not limited to: ING Life Insurance and Annuity Company; ReliaStar Life Insurance Company; ReliaStar Life of New York; Security Life of Denver; and ING USA Annuity and Life Insurance Company. ING uses a variety of financial and accounting techniques to allocate resources and profits across the organization. These methods may take the form of cash payments to affiliates. These methods do not impact the costs incurred when investing in one of the Portfolios. Additionally, if a Portfolio is not sub-advised or is sub-advised by an ING entity, ING may retain more revenue than on those Portfolios it must pay to have sub-advised by non-affiliated entities. Management personnel of ING may receive additional compensation if the overall amount of investments in Portfolios advised by ING meets certain target levels or increases over time.

The insurance companies through which investors hold shares of the Portfolios may also pay fees to third parties in connection with distribution of Variable Contracts and for services provided to contract owners. None of the Portfolios, the Adviser, or the Distributor is a party to these arrangements. Investors should consult the prospectus and statement of additional information for their Variable Contracts for a discussion of these payments.

Ultimately, the agent or broker selling the Variable Contract to you could have a financial interest in selling you a particular product to increase the compensation they receive. Please make sure you read fully each prospectus and discuss any questions you have with your agent or broker.

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More Information  (continued) Interests of the Holders of Variable Contracts and Qualified Plans

Each Portfolio is available to serve as an investment option offered through Variable Contracts and Qualified Plans. The Portfolios also may be made available to certain investment advisers and their affiliates in connection with the creation or management of a Portfolio, certain other investment companies and other investors as permitted by the diversification and other requirements under Section 817(h) of the Internal Revenue Code of 1986, as amended and the Underlying Treasury Regulations. The Portfolios currently do not foresee any disadvantages to investors if a Portfolio serves as an investment option for Variable Contracts and offers its shares directly to Qualified Plans and other permitted investors. However, it is possible that the interests of owners of Variable Contracts, Qualified Plans and other permitted investors for which a Portfolio serves as an investment option might at some time be in conflict because of differences in tax treatment or other considerations. The Board directed ING Investments to monitor events to identify any material conflicts between Variable Contract owners, Qualified Plans and other permitted investors and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in a Portfolio might be required to redeem the investment of one or more of its separate accounts from the Portfolio, or a Qualified Plan, investment company or other permitted investor might be required to redeem its investment, which might force the Portfolio to sell securities at disadvantageous prices. The Portfolios may discontinue sales to a Qualified Plan and require plan participants with existing investments in the Portfolios to redeem those investments if the Qualified Plan loses (or in the opinion of the Adviser, is the risk of losing) its Qualified Plan status.

Net Asset Value

The net asset value (“NAV”) per share for each Portfolio is determined each business day as of the close of regular trading (“Market Close”) on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE). The Portfolios are open for business every day the NYSE is open. The NYSE is closed on all weekends and on all national holidays and Good Friday. Portfolio shares will not be priced on those days. The NAV per share of each class of each Portfolio is calculated by taking the value of the Portfolio’s assets attributable to that class, subtracting the Portfolio’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. The NAV of each Portfolio is determined based upon the NAV of the respective Master Fund.

Securities of each Master Fund are valued at their NAV. For more information regarding the determination of NAV of each Master Fund, including the circumstances under which the Master Funds will use fair value pricing and the effects of using fair value pricing, see the Master Funds’ Prospectus and SAI.

Pricing of Portfolio Shares

Investments will be processed at the NAV next calculated after an order is received and accepted by a Portfolio or its designated agent. In order to receive a day’s price, your order must be received by Market Close. The Portfolios reserve the right to suspend the offering of shares, or to reject any specific purchase order. The Portfolios may suspend redemptions or postpone payments when the NYSE is closed or when trading is restricted for any reason or under emergency circumstances as determined by the SEC.

Purchase and Redemption of Shares

Purchases and redemptions of shares may be made only by Separate Accounts for the purpose of funding Variable Contracts, Qualified Plans, other investment companies or other permitted investors. Certain Portfolios may not be available as investment options in your Variable Contract, through your Qualified Plan or other investment company. Please refer to the prospectus for the appropriate insurance company separate account, investment company or your plan documents for information on how to allocate amounts among investment options corresponding to one of the Portfolios and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Trust’s behalf.

Frequent Trading – Market Timing

The Portfolios are intended for long-term investment and not as short-term trading vehicles. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers should not purchase shares of a Portfolio. Shares of the Portfolios are primarily sold through omnibus account arrangements with financial intermediaries, as investment options for the Variable Contracts issued by insurance companies, and as investment options for the Qualified Plans. Omnibus accounts generally do not identify customers’ trading activity on an individual basis. The Portfolios’ administrator has agreements which require such intermediaries to provide detailed account information, including trading history, upon request of the Portfolio.

21

More Information  (continued) The Portfolios rely on the financial intermediaries to monitor frequent, short-term trading within a Portfolio by their customers. You should review the materials provided to you by your financial intermediary, including, in the case of a Variable Contract, the prospectus that describes the contract, or in the case of a Qualified Plan, the Plan documentation, for its policies regarding frequent, short-term trading. With trading information received as a result of these agreements, a Portfolio may make a determination that certain trading activity would be harmful to the Portfolios and their shareholders, even if such activity is not strictly prohibited by the intermediaries’ excessive trading policy. As a result, a shareholder investing directly or indirectly in the Portfolios may have their trading privileges suspended without violating the stated excessive trading policy of the intermediary. The Portfolios reserve the right, in their sole discretion and without prior notice, to reject, restrict or refuse purchase orders, whether directly or by exchange, including purchase orders that have been accepted by a financial intermediary. The Portfolios seek assurances from financial intermediaries that they have procedures adequate to monitor and address frequent, short-term trading. There is, however, no guarantee that the procedures of the financial intermediaries will be able to curtail frequent, short-term trading activity. You should also review the materials regarding frequent trading included in the Master Fund’s current prospectus and SAI.

The Portfolios believe that market timing or frequent, short-term trading in any account, including a Variable Contract or Qualified Plan account, is not in the best interest of the Portfolios or their shareholders. Due to the disruptive nature of this activity, it can adversely impact the ability of ING Investments or CRMC to invest assets in an orderly, long-term manner. Frequent trading can disrupt the management of the Portfolios and in turn, the Master Funds, and raise their expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; lost opportunity costs; and large asset swings that decrease the Portfolios’ ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on the Portfolios’ or Master Funds’ performance.

Although the policies and procedures known to the Portfolios that are followed by the Master Funds and the financial intermediaries that use the Portfolios as well as the monitoring by the Portfolios are designed to discourage frequent, short-term trading, none of these measures can eliminate the possibility that frequent, short-term trading activity in the Portfolios will occur. Moreover, decisions about allowing trades in the Portfolios may be required. These decisions are inherently subjective, and will be made in a manner that is in the best interest of a Portfolio’s shareholders.

Portfolio Holdings Disclosure Policy

A description of the policies and procedures with respect to the disclosure of each Portfolio’s portfolio securities is available in the SAI. Each Portfolio posts its portfolio holdings schedule on its website on a calendar-quarter basis and makes it available 30 calendar days following the end of the previous calendar quarter. The portfolio holdings schedule is as of the last day of the previous calendar quarter (e.g., each Portfolio will post the quarter ending June 30 holdings on July 31). A Portfolio may also post its complete or partial portfolio holdings on its website as of a specified date.

Each Portfolio’s portfolio holdings schedule will, at a minimum, remain available on the Portfolios’ website until the Portfolio files a Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the website information is current. The Portfolios’ website is located at www.ingfunds.com.

Reports to Shareholders

The fiscal year of each Portfolio ends on December 31. Each Portfolio will send financial statements to its shareholders at least semi-annually. An annual shareholder report containing financial statements audited by the independent registered public accounting firm will be sent to shareholders each year.

22

Management of the Feeder Portfolios

Adviser

ING Investments, LLC (“ING Investments” or “Adviser”), an Arizona limited liability company, serves as the investment adviser to each of the Portfolios. ING Investments has overall responsibility for the management of the Portfolios. ING Investments oversees all investment advisory and portfolio management services for each Portfolio. In the event the Board determines it is in the best interests of a Portfolio and its shareholders to withdraw a Portfolios’ assets from the corresponding Master Fund, ING Investments may assume direct management of the Portfolio or may oversee a sub-adviser to manage the Portfolio’s assets. ING Investments is registered as an investment adviser with the SEC.

ING Investments is an indirect, wholly-owned subsidiary of ING Groep N.V. (“ING Groep”)(NYSE: ING“). ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services to over 75 million private, corporate and institutional clients in more than 50 countries. With a diverse workforce of about 125,000 people, ING comprises a broad spectrum of prominent companies that increasingly serve their clients under the ING brand. ING Investments became an investment management firm in April 1995.

ING Investments’ principal offices are located at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258. As of December 31, 2008, ING Investments had approximately $35.7 billion in registered investment company assets.

ING Investments may engage one or more sub-advisers to provide the day to day management of the Portfolios. A sub-adviser may be an affiliate of ING Investments or may be independent.

ING Investments acts as a ”manager-of-managers“ for the Portfolios. ING Investments may delegate to the sub-adviser of the Portfolios the responsibility for investment management, subject to ING Investments’ oversight. ING Investments would be responsible for monitoring the investment program and performance of the sub-adviser of the Portfolios.

From time to time, ING Investments could also recommend the appointment of additional sub-advisers or replacement of non-affiliated sub-advisers to the Board of the Trust. It is not expected the ING Investments would normally recommend replacement of affiliated sub-advisers as part of its oversight responsibilities. On May 24, 2002, the Trust and ING Investments received exemptive relief from the SEC permitting ING Investments, with the approval of the Board, to appoint additional non-affiliated sub-advisers or to replace an existing sub-adviser with a non-affiliated sub-adviser as well as change the terms of a contract with a non-affiliated sub-adviser, without submitting the contract to a vote of the shareholders. The Portfolios would notify shareholders of any change in the identity of a sub-adviser of the Portfolios or the addition of a sub-adviser to the Portfolios. In this event, the name of a Portfolio and its principal investment strategies may also change.

Advisory Fees

Pursuant to its investment advisory agreement with the Trust, ING Investments may charge an annual advisory fee at asset levels that are the same as the current asset levels of the Master Funds equal to 0.31%, 0.39%, 0.32%, 0.27% and 0.49% of average daily net assets for the ING American Funds Asset Allocation Portfolio, ING American Funds Bond Portfolio, ING American Funds Growth Portfolio, ING American Funds Growth-Income Portfolio and ING American Funds International Portfolio, respectively, if the respective Portfolio does not invest substantially all of its assets in another investment company. If a Portfolio invests substantially all of its assets in another investment company, ING Investments does not charge an advisory fee. Each Portfolio anticipates investing substantially all of its assets in another investment company.

For information regarding the basis for the Board’s approval of the investment advisory relationship, please refer to the Portfolios’ annual shareholder report dated December 31, 2008.
23

Management of the Master Funds

Investment Adviser to each Master Fund

CRMC, an experienced investment management organization founded in 1931, serves as investment adviser to each Master Fund and to other mutual funds, including those in the American Funds Group. CRMC, a wholly-owned subsidiary of The Capital Group Companies, Inc., is principally located at 333 South Hope Street, Los Angeles, CA 90071 and 6455 Irvine Center Drive, Irvine, CA 92618. CRMC manages the investment portfolio and business affairs of each Master Fund. As of December 31, 2008, CRMC managed more than $800 billion in assets.

The total annual management fee paid by each Master Fund, as a percentage of average daily net assets, for the fiscal year ended December 31, 2008 is as follows:

Asset Allocation Fund	0.31%
Bond Fund	0.39%
Growth Fund	0.32%
Growth-Income Fund	0.27%
International Fund	0.49%

Sub-Adviser to each Master Fund

CRMC uses a system of multiple portfolio counselors in managing mutual fund assets. Under this approach, the portfolio of a fund is divided into segments managed by individual counselors. Counselors decide how their respective segments will be invested. In addition, CRMC’s investment analysts may make investment decisions with respect to a portion of a fund’s portfolio. Investment decisions are subject to a funds’ objective(s), policies and restrictions and the oversight of the appropriate investment-related committees of CRMC and its investment divisions.

The primary portfolio managers for the Asset Allocation Fund are listed below.

Portfolio Counselor (Fund Title, if Applicable)	Primary Title With CRMC (or Affiliate)	Years of Experience as Portfolio Counselor (and Research Professional, if Applicable (approximate))	Portfolio Counselor’s Role in the Management of the Master Fund	Approximate Years of Experience as an Investment Professional
				With CRMC or Affiliates	Total Years
Allen N. Berro	Senior Vice President - Capital World Investors	9 years	An equity portfolio counselor	18	23
Susan M. Tolson	Senior Vice President - Fixed Income, Capital Research and Management Company	9 years	Fixed-income portfolio counselor	19	21
James R. Mulally	Senior Vice President - Fixed Income, Capital Research and Management Company	3 years	Fixed-income portfolio counselor	29	33
Jeffrey T. Lager	Senior Vice President - Capital World Investors	2 years	An equity portfolio counselor	13	14
Eugene P. Stein	Senior Vice President - Capital World Investors	1 year	An equity portfolio counselor	37	38
24

Management of the Master Funds (continued)

The primary portfolio managers for the Bond Fund are listed below.

Portfolio Counselor (Fund Title, if Applicable)	Primary Title With CRMC (or Affiliate)	Years of Experience as Portfolio Counselor (and Research Professional, if Applicable (approximate))	Portfolio Counselor’s Role in the Management of the Master Fund	Approximate Years of Experience as an Investment Professional
				With CRMC or Affiliates	Total Years
David C. Barclay	Senior Vice President-Fixed Income, Capital Research and Management Company	11 years	Fixed-income portfolio counselor	21	28
Mark H. Dalzell	Senior Vice President-Fixed Income, Capital Research and Management Company	4 years	Fixed-income portfolio counselor	21	31
David A. Hoag	Senior Vice President-Fixed Income, Capital Research and Management Company	2 years	Fixed-income portfolio counselor	18	21
Thomas H. Hogh	Senior Vice President - Fixed Income, Capital Research and Management Company	2 years	Fixed-income portfolio counselor	19	22
James R. Mullaly	Senior Vice President - Fixed Income, Capital Research and Management Company	1 year	Fixed-income portfolio counselor	29	33

The primary portfolio managers for the Growth Fund are listed below.

Portfolio Counselor (Fund Title, if Applicable)	Primary Title With CRMC (or Affiliate)	Years of Experience as Portfolio Counselor (and Research Professional, if Applicable (approximate))	Portfolio Counselor’s Role in the Management of the Master Fund	Approximate Years of Experience as an Investment Professional
				With CRMC or Affiliates	Total Years
Donnalisa Barnum	Senior Vice President, Capital World Investors	6 years	An equity portfolio counselor	22	27
Gregg E. Ireland	Senior Vice President, Capital World Investors	3 years	An equity portfolio counselor	36	36
Gregory D. Johnson	Senior Vice President, Capital World Investors	2 years	An equity portfolio counselor	15	15
25

Management of the Master Funds (continued)
Portfolio Counselor (Fund Title, if Applicable)	Primary Title With CRMC (or Affiliate)	Years of Experience as Portfolio Counselor (and Research Professional, if Applicable (approximate))	Portfolio Counselor’s Role in the Management of the Master Fund	Approximate Years of Experience as an Investment Professional
				With CRMC or Affiliates	Total Years
Michael T. Kerr	Senior Vice President, Capital World Investors	4 years	An equity portfolio counselor	23	25
Ronald B. Morrow	Senior Vice President, Capital World Investors	6 years (plus 6 years prior experience as a research professional for the Master Fund)	An equity portfolio counselor	11	40

The primary portfolio managers for the Growth-Income Fund are listed below.

Portfolio Counselor (Fund Title, if Applicable)	Primary Title With CRMC (or Affiliate)	Years of Experience as Portfolio Counselor (and Research Professional, if Applicable (approximate))	Portfolio Counselor’s Role in the Management of the Master Fund	Approximate Years of Experience as an Investment Professional
				With CRMC or Affiliates	Total Years
James K. Dunton, (Vice Chairman of the Board)	Senior Vice President, Capital Research Global Investors	25 years (since the Master Fund began operations)	An equity portfolio counselor	47	47
Donald D. O’Neal (President and Trustee)	Senior Vice President, Capital Research Global Investors	4 years	An equity portfolio counselor	24	24
Claudia P. Huntington (Senior Vice President)	Senior Vice President, Capital Research Global Investors	15 years (plus 5 years prior experience as a research professional for the Master Fund)	An equity portfolio counselor	34	36
C. Ross Sappenfield (Vice President)	Senior Vice President, Capital Research Global Investors	10 years	An equity portfolio counselor	17	17
J. Blair Frank	Senior Vice President, Capital Research Global Investors	3 years	An equity portfolio counselor	15	16
Dylan J. Yolles	Senior Vice President, Capital Research Global Investors	4 years	An equity portfolio counselor	9	12
26

Management of the Master Funds (continued)

The primary portfolio managers for the International Fund are listed below.

Portfolio Counselor (Fund Title, if Applicable)	Primary Title With CRMC (or Affiliate)	Years of Experience as Portfolio Counselor (and Research Professional, if Applicable (approximate))	Portfolio Counselor’s Role in the Management of the Master Fund	Approximate Years of Experience as an Investment Professional
				With CRMC or Affiliates	Total Years
Sung Lee (Vice President)	Senior Vice President, Capital Research Global Investors	4 years	An equity portfolio counselor	15	15
Alwyn Heong	Senior Vice President, Capital Research Global Investors	13 years	An equity portfolio counselor	17	21
Christopher M. Thomsen	Senior Vice President, Capital Research Global Investors	3 years	An equity portfolio counselor	12	12
Jesper Lyckeus	Senior Vice President, Capital Research Global Investors	3 years (plus 8 years prior experience as a research professional for the Master Fund).	An equity portfolio counselor	14	14

The Master Funds’ SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager and each portfolio manager’s ownership of securities in the Master Funds.

Performance of Master Funds

The table presents total annualized returns of each Master Fund for the periods shown below through December 31, 2008, adjusted to reflect current expenses of each Portfolio. The information below does not present the actual performance of the Portfolios. Rather, the table presents the historical performance of the Master Funds, adjusted for the expenses of the Portfolios, as if the Portfolios had invested in the Master Funds for the periods presented. Performance information does not reflect the expenses of any Variable Contract, and performance would be lower if it did.

	1 Year(1)	5 Year(1)	10 Years(1)
Asset Allocation Fund (Class 1)	(29.30)%	0.61%	2.26%
Bond Fund (Class 1)	(9.16)%	1.75%	4.20%
Growth Fund (Class 2)	(43.97)%	(1.94)%	2.34%(2)
Growth-Income Fund (Class 2)	(37.85)%	(2.56)%	1.58%(2)
International Fund (Class 2)	(42.12)%	3.68%	4.22%(2)
(1)	Performance is net of expenses of the Master Fund plus additional expenses of the Portfolios. These additional expenses, expressed as a ratio of expenses to average daily net assets, for the Portfolios are 0.50% for 12b-1 fees and 0.03% for other expenses, for a total of 0.53% for each of the Portfolios.
(2)	Both the Growth Fund and Growth-Income Fund commenced operations as of February 8, 1984; the International Fund commenced operations as of May 1, 1990.

Advisory Fees

Under the master/feeder structure, each Master Fund pays CRMC a management fee based on the average daily net assets of the Master Fund. As shareholders of the Master Funds, the Portfolios indirectly pay a portion of the master-level management fee. Under the master/ feeder structure, each Portfolio may withdraw its investment in its Master Fund if the Board determines that it is in the best interest of the Portfolio and its shareholders to do so. Upon any such
27

Management of the Master Funds (continued) withdrawal, the Board would consider what action might be taken, including the investment of all the assets of the Portfolio in another pooled investment entity, asking ING Investments to manage either directly or with a sub-adviser under the investment management agreement between the Trust and ING Investments or taking other appropriate action.
28

Taxes and Distributions

Each Portfolio distributes its net investment income, if any, on its outstanding shares at least once annually. Each Portfolio can make distributions at other times if it chooses to do so. Any net realized long-term capital gain for any Portfolio will be declared and paid at least once annually. Net realized short-term gain may be declared and paid more frequently. Dividends and distributions made by a Portfolio will automatically be reinvested in additional shares of that Portfolio, unless the investor (such as the separate account of an insurance company that issues a Variable Contract or a plan participant) makes an election to receive distributions in cash. Dividends or distributions by a Portfolio will reduce the per share NAV by the per share amount paid.

Holders of Variable Contracts should refer to the prospectus for their contracts for information regarding the tax consequences of owning such contracts and should consult their tax adviser before investing.

Each Portfolio intends to qualify as a regulated investment company for federal income tax purposes by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”) including requirements with respect to diversification of assets, distribution of income and sources of income. As qualified regulated investment companies, the Portfolios are generally not subject to federal income tax on their ordinary income and net realized capital gain that is distributed. It is each Portfolio’s intention to distribute all such income and gains.

Each Portfolio intends to comply with the diversification requirements of Section 817(h) of the Code and the Underlying Regulations for Variable Contracts so that owners of these contracts should not be subject to federal tax on distributions of dividends and income from a portfolio to the insurance company’s separate accounts.

Since the only shareholders of the Portfolios will be Separate Accounts, no discussion is included in this Prospectus as to the tax aspects at the shareholder level. The foregoing is only a summary of some of the important federal income tax considerations generally affecting a Portfolio and you.

Please refer to the SAI for more information about the tax status of the Portfolios.

THE TAX STATUS OF YOUR INVESTMENT IN A PORTFOLIO DEPENDS UPON THE FEATURES OF YOUR VARIABLE CONTRACT. FOR FURTHER INFORMATION, PLEASE REFER TO THE PROSPECTUS FOR THE VARIABLE CONTRACT.

29

Financial Highlights

The following financial highlights are intended to help you understand each Portfolio’s financial performance for the past 5 years or, if shorter, for the period of the Portfolio’s operations. Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions), but does not include charges and expenses attributable to any insurance products and would be lower if they did. The financial information has been derived from the Portfolios’ financial statements which have been audited by KPMG LLP, an independent registered public accounting firm, whose report, along with the Portfolios’ financial statements, are included in the annual shareholder report, which is available upon request.

30

Financial Highlights (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations			Less distributions					Ratios to average net assets		Supplemental data		Ratios and supplemental data of the master fund
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss) on affiliated master fund	Total from investment operations	From net investment income	From net realized gains from affiliated master fund	Total distributions	Net asset value, end of year or period	Total Return(1)	Expenses excluding expenses of the master fund(2)(3)	Net investment income (loss) excluding expenses of the master fund(2)(3)	Net assets, end of year or period	Portfolio turnover rate(4)	Expenses including gross expenses of the master fund(2)	Expenses including expenses net of voluntary waivers, if any, of the master fund(2)	Expenses including expenses net of all reductions of the master fund(2)	Portfolio turnover rate of the master fund
Year or Period ended	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	($000’s)	(%)	(%)	(%)	(%)	(%)
ING American Funds Asset Allocation Portfolio
04-28-08(5) - 12-31-08	10.00	0.44•	(3.18)	(2.74)	—	—	—	7.26	(27.40)	0.78	8.32	150,323	9	1.10	1.07	1.07	36
ING American Funds Bond Portfolio
12-31-08	9.99	1.06•	(2.03)	(0.97)	0.00*	—	0.00*	9.02	(9.71)	0.68	11.45	263,131	19	1.08	1.04	1.04	63
11-12-07(5) - 12-31-07	10.00	0.41•	(0.42)	(0.01)	—	—	—	9.99	(0.10)	0.52	30.48	1	0*	0.93	0.89	0.89	57
ING American Funds Growth Portfolio
12-31-08	71.12	0.18•	(29.93)	(29.75)	0.47	4.44	4.91	36.46	(44.29)	0.53	0.33	1,593,903	16	1.11	1.08	1.08	26
12-31-07	64.29	0.19	7.37	7.56	0.18	0.55	0.73	71.12	11.76	0.52	0.31	2,532,008	3	1.10	1.07	1.07	40
12-31-06	58.81	0.20•	5.46	5.66	0.11	0.07	0.18	64.29	9.65	0.53	0.33	2,041,273	1	1.12	1.09	1.09	35
12-31-05	50.88	0.12	7.82	7.94	—	0.01	0.01	58.81	15.61	0.52	0.27	1,550,350	1	1.12	1.09	1.09	29
12-31-04	45.47	(0.09)	5.50	5.41	0.00*	0.00*	0.00*	50.88	11.91	0.53	(0.27)	854,657	3	1.14	1.14	1.14	30
ING American Funds Growth-Income Portfolio
12-31-08	44.55	0.46•	(16.94)	(16.48)	0.55	1.50	2.05	26.02	(38.19)	0.54	1.27	1,109,781	11	1.07	1.04	1.04	31
12-31-07	43.90	0.49•	1.54	2.03	0.46	0.92	1.38	44.55	4.49	0.52	1.07	1,649,579	3	1.04	1.02	1.02	24
12-31-06	38.72	0.47•	5.15	5.62	0.29	0.15	0.44	43.90	14.61	0.53	1.14	1,427,375	1	1.06	1.03	1.03	25
12-31-05	36.93	0.38•	1.57	1.95	0.13	0.03	0.16	38.72	5.29	0.52	1.00	1,063,647	1	1.06	1.04	1.04	20
12-31-04	33.67	0.29•	3.01	3.30	0.04	0.00*	0.04	36.93	9.79	0.53	0.84	660,757	2	1.08	1.08	1.08	21
ING American Funds International Portfolio
12-31-08	26.26	0.29•	(10.94)	(10.65)	0.38	1.24	1.62	13.99	(42.46)	0.54	1.44	990,692	23	1.31	1.26	1.26	52
12-31-07	22.56	0.28•	4.07	4.35	0.23	0.42	0.65	26.26	19.41	0.52	1.15	1,608,774	6	1.29	1.24	1.24	41
12-31-06	19.24	0.27•	3.24	3.51	0.15	0.04	0.19	22.56	18.35	0.53	1.30	1,126,589	4	1.32	1.27	1.27	29
12-31-05	16.03	0.23•	3.10	3.33	0.09	0.03	0.12	19.24	20.92	0.52	1.33	718,768	2	1.34	1.29	1.29	40
12-31-04	13.53	0.22•	2.30	2.52	0.02	0.00*	0.02	16.03	18.64	0.53	1.54	326,471	5	1.37	1.36	1.36	37

See Accompanying Notes to Financial Highlights
31

Accompanying Notes to Financial Highlights

(1)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total returns for periods less than one year are not annualized.
(2)	Annualized for periods less than one year.
(3)	Expense ratios do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.
(4)	Portfolio turnover rate is calculated based on the Portfolio’s purchases or sales of the master fund.
(5)	Commencement of operations.
•	Calculated using average number of shares outstanding throughout the period.
*	Amount is less than $0.005 or 0.500%.
See Accompanying Notes to Financial Highlights
32

To Obtain
More Information

A Statement of Additional Information, dated May 1, 2009, has been filed with the SEC, and is made a part of this Prospectus by reference.

Additional information about the Portfolios’ investments will be available in the Portfolios’ annual and semi-annual shareholder report. In the annual shareholder report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolios’ performance during its last fiscal year and the independent registered public accounting firm’s report.

To obtain free copies of the ING Investors Trust’s annual and semi-annual shareholder reports and the Portfolios’ Statement of Additional Information or to make inquiries about the Portfolios, please write to the Trust at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258, call (800) 366-0066, or visit our website at www.ingfunds.com.

Information about the ING Investors Trust can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Reports and other information about ING Investors Trust are available on the EDGAR Database on the SEC’s Internet Site at http://www.sec.gov. You may obtain copies of information for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, NE Washington, D.C. 20549-0102.

05/01/09	SEC File No. 811-05629

ING INVESTORS TRUST

Prospectus
May 1, 2009

This Prospectus is designed to help you make informed decisions about investments in the Portfolio listed below (“Portfolio”). The Portfolio seeks to achieve its investment objective by investing in other mutual funds (“Underlying Funds”) and uses asset allocation strategies to determine how much to invest in the Underlying Funds.

Consult with your investment professional to determine if the Portfolio is suited to your financial needs, investment time horizon and risk comfort level. You should periodically review these factors to determine if you need to change your investment strategy.

ING American Funds World Allocation Portfolio

THE PORTFOLIO MAY NOT BE AVAILABLE IN ALL JURISDICTIONS, UNDER ALL VARIABLE CONTRACTS OR UNDER ALL PLANS

This Prospectus contains important information about investing in the shares of the Portfolio. You should read it carefully before you invest, and keep it for future reference. Please note that your investment: is not a bank deposit; is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”), the Federal Reserve Board or any other government agency; and is affected by market fluctuations. There is no guarantee that the Portfolio will achieve its investment objective.

As with all mutual funds, the U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities nor has the SEC judged whether the information in this Prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.

You should read this Prospectus in conjunction with the prospectus for the separate account before investing or sending any money. Both prospectuses should be read carefully and retained for future reference. You should read the complete description of the Portfolio in this Prospectus and be aware that any time you invest, there is a risk of loss of money.

1

Introduction

ING Investors Trust

The Portfolio is a series of ING Investors Trust (“Trust”). The Trust is an open-end management investment company authorized to issue multiple series and classes of shares, each with different investment objectives, policies and restrictions. The Trust offers other portfolios that are not offered in this prospectus (“Prospectus”).

An Introduction to the Portfolio

The Portfolio is designed to meet the needs of investors who prefer a single diversified investment that has an investment objective consistent with their risk tolerance and the anticipated length of time until they will need access to their funds.

The Portfolio invests primarily in a universe of Underlying Funds that, in turn, invest directly in a wide range of portfolio securities (like stocks and bonds). Although an investor may achieve the same level of diversification by investing directly in a variety of the Underlying Funds, the Portfolio provides investors with a means to simplify their investment decisions by investing in a single diversified portfolio. For more information about the Underlying Funds, please see the section entitled “Description of the Investment Adviser, Investment Objectives, Main Investments and Risks of the Underlying Funds” later in this Prospectus.

Shares of the Portfolio are offered to separate asset accounts (“Separate Accounts”) of insurance companies as investment options under variable annuity contracts and variable life insurance policies (“Variable Contracts”). Shares may also be offered to qualified pension and retirement plans (“Qualified Plans”) outside the Variable Contracts and to certain investment advisers and their affiliates in connection with the creation or management of the Portfolio.

This Prospectus explains the investment objective, principal investment strategies and risks of the Portfolio. Reading the Prospectus will help you to decide whether the Portfolio is the right investment for you. You should keep this Prospectus for future reference.

Asset Allocation Process

The Portfolio pursues its investment objective by investing primarily in a combination of the Underlying Funds. Directed Services LLC (“DSL” or the “Adviser”) determines the mix of Underlying Funds and sets the appropriate allocation targets and ranges for investments in those Underlying Funds (“Target Allocations”).

Periodically, based upon a variety of quantitative and qualitative factors, the Adviser uses economic and statistical methods to determine the optimal allocation targets and ranges for the Portfolio and whether any Underlying Funds should be added or removed from the mix.

The factors considered include:

(i)	the investment objective of the Portfolio and each of the Underlying Funds;
(ii)	economic and market forecasts;
(iii)	proprietary and third-party reports and analysis;
(iv)	the risk/return characteristics, relative performance, and volatility of Underlying Funds; and
(v)	the correlation and covariance among Underlying Funds.

As market prices of the Underlying Funds’ portfolio securities change, the Portfolio’s actual allocations will vary somewhat from the Target Allocations, although the percentages generally will remain within the specified ranges. DSL (or the Asset Allocation Committee) may invest in the Underlying Funds so that the Portfolio’s actual allocation between equities and fixed-income securities is generally within a range of plus or minus 10% of the Portfolio’s Target Allocation. Actual allocation may be different from the Target Allocations because of, for example, change to the Underlying Funds’ asset values due to market movements. If changes are made, those changes will be reflected in the Prospectus as it may be amended or supplemented from time to time. However, it may take some time to fully implement the changes. DSL will implement the changes over a reasonable period of time while seeking to minimize disruptive effects and added costs to the Portfolio and the Underlying Funds.

2

Introduction (continued) DSL may rebalance the Portfolio on a periodic basis to attain the Target Allocations. In addition, the Adviser monitors variances from the Target Allocations. When the Portfolio receives new investment proceeds or redemption requests, depending on the Portfolio’s current cash reserves, the Adviser may determine to purchase additional shares or redeem shares of Underlying Funds to rebalance the Portfolio’s holdings of Underlying Funds to bring them more closely in line with the Portfolio’s Target Allocations. If the Adviser believes it is in the best interests of the Portfolio and its shareholders, it may limit the degree of rebalancing or avoid rebalancing altogether, pending further analysis and more favorable market conditions.
3

Description of the Portfolio

Adviser Directed Services LLC

ING American Funds World Allocation Portfolio

Investment Objective

Long-term growth of capital. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

The Portfolio invests in a combination of Underlying Funds that invest in U.S. stocks, international stocks, U.S. bonds and other fixed-income investments.

The Portfolio’s current approximate Target Allocations (expressed as a percentage of its net assets) among the Underlying Funds are set out below. As these are Target Allocations, the actual allocations of the Portfolio’s assets may deviate from the percentages shown.

Equity Securities	70%
Fixed-Income Securities	30%

Equity securities in which the Underlying Funds invest include, but are not limited to, domestic and international large-, mid-, and small-capitalization stocks (may be growth oriented, value oriented or a blend); emerging market securities; and domestic and international real estate stocks, including real estate investment trusts.

Fixed-income securities in which the Underlying Funds invest include, but are not limited to, domestic and international intermediate-, long- and short-term bonds; high-yield bonds (commonly referred to as “junk bonds”); and treasury inflation protected securities.

The Portfolio’s actual allocation between equities and fixed-income securities is generally within a range of plus or minus 10% of the Portfolio’s Target Allocation. The Portfolio intends to rebalance at least quarterly to return to the Target Allocation and inflows and outflows may be managed to attain the Target Allocation.

The Adviser may change the Portfolio’s asset allocations, investments in particular Underlying Funds (including any Underlying Funds organized in the future), Target Allocations or other investment policies without prior approval of shareholders as it determines necessary to pursue its stated investment objective.

Principal Risks

You could lose money on an investment in the Portfolio. Although asset allocation seeks to optimize returns given various levels of risk tolerance, you still may lose money and experience volatility. Market and asset class performance may differ in the future from the historical performance and the assumptions used to form the asset allocations for the Portfolio. There is a risk that you could achieve better returns in an Underlying Fund or other mutual funds representing a single asset class than in the Portfolio.

The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The principal investment strategies may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Asset Allocation Risk
Credit Risk
Debt Securities Risk
Emerging Markets Risk
Equity Securities Risk
Foreign Investment Risk
Growth Investing Risk
High-Yield, Lower-Grade Debt Securities Risk
Inflation-Index Bonds Risk
Interest Rate Risk
Investment by Funds-of-Funds Risk
4

Description of the Portfolio (continued) Market and Company Risk
Market Capitalization Risk
Maturity Risk
Other Investment Companies Risk
Price Volatility Risk
Real Estate Investments Trusts Risk
U.S. Government Securities and Obligations Risk
Value Investing Risk

There may be other risks that are not listed that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated investment objective. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

If you would like additional information regarding the Portfolio’s investment strategies and risks or the Underlying Funds’ investment strategies and risks, please refer to “More Information on Investment Strategies,” “Description of the Investment Adviser, Investment Objectives, Main Investments and Risks of the Underlying Funds”, and “More Information on Risks” sections later in this Prospectus.

Performance

Since the Portfolio did not have a full calendar year of operations as of December 31, 2008, there is no annual performance information included in this Prospectus.

5

Portfolio Fees and Expenses

The table that follows shows the estimated operating expenses you pay if you buy and hold shares of the Portfolio. Shareholders of the Portfolio will indirectly bear the fees and expenses of an Underlying Fund based upon the percentage of the Portfolio’s assets that is allocated to the Underlying Fund. Because the annual net operating expenses of each Underlying Fund, and the Portfolio’s allocation to that Underlying Fund, will vary from year to year, the fees and expenses paid by the Portfolio may vary from year to year.

Your Variable Contract or Qualified Plan is a contract between you and the issuing life insurance company or plan provider. The Trust and the Portfolio are not parties to your Variable Contract or Qualified Plan, but are merely investment options made available to you by your insurance company or plan provider under your Variable Contract or Qualified Plan. The fees and expenses of the Portfolio are not fixed or specified under the terms of your Variable Contract or Qualified Plan. The table does not reflect any fees or expenses that are, or may be, imposed under your Variable Contract or Qualified Plan. For information on these charges, please refer to the applicable Variable Contract prospectus, prospectus summary or disclosure statement or plan document. If you hold shares of the Portfolio that were purchased through an investment in a Qualified Plan, you should consult the plan administrator for more information regarding additional expenses that may be assessed in connection with your plan.

Shareholder Transaction Expenses (fees you pay directly from your investment) - The Portfolio does not impose any loads, commissions, fees or other charges upon the purchase or redemption of shares of the Portfolio.

Annual Portfolio Operating Expenses(1)
(as a percentage of average daily net assets)

Portfolio	Management Fee	Distribution (12b-1) Fee	Shareholder Services Fee	Other Expenses	Acquired (Underlying) Fund Fees and Expenses(2)	Total Operating Expenses	Waivers, Reimbursements, and Recoupments(3)	Net Operating Expenses
ING American Funds World Allocation	0.10%	0.35%	0.25%	2.11%(4)(5)	0.45%	3.26%(4)	(2.02)%	1.24%
(1)	This table shows the estimated operating expenses of the Portfolio as a ratio of expenses to average daily net assets. Because the Portfolio did not have a full calendar year of operations, the operating expenses are estimated for the current fiscal year.
(2)	The Portfolio’s Acquired (Underlying) Funds Fees and Expenses are based on a weighted average of the fees and expenses of the Underlying Funds in which it invests. The estimated amount of fees and expenses of the Underlying Funds borne by the Portfolio will vary based on the Portfolio’s allocation of assets to, and the annualized net expenses of the particular Underlying Funds during the Portfolio’s fiscal year. Acquired (Underlying) Fund Fees are estimated for the current fiscal year as the Portfolio had not had a full year of operations as of December 31, 2008.
(3)	Directed Services LLC, the investment adviser to the Portfolio, has entered into a written expense limitation agreement with respect to the Portfolio under which it will limit expenses of the Portfolio, excluding interest, taxes, brokerage commissions, extraordinary expenses and Acquired (Underlying) Fund Fees and Expenses, subject to possible recoupment by Directed Services LLC within three years. The amount of the Portfolio’s expenses waived, reimbursed or recouped is shown under the heading Waivers, Reimbursements and Recoupments. The expense limitation agreement will continue through at least May 1, 2010. The expense limitation agreement is contractual and shall renew automatically for one-year terms unless Directed Services LLC provides written notice of the termination of the expense limitation agreement at least 90 days prior to the end of the then current terms or upon termination of the investment management agreement. However, there can be no assurance that this limit will continue after May 1, 2010. For information regarding the expense limitation agreement for the Portfolio, please see the Statement of Additional Information.
(4)	Includes 0.68% of non-recurring Offering Expense. Excluding this amount, Total Operating Expenses would have been 2.58%.
(5)	Pursuant to its administration agreement with the Trust, ING Funds Services, LLC receives an annual administration fee equal to 0.10% of the Portfolio’s average daily net assets.
6

Portfolio Fees and Expenses (continued)

Example  The Example below is intended to help you compare the cost of investing in shares of the Portfolio, including the costs of the Underlying Funds, with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the shares of the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and distributions are reinvested, and that the shares of the Portfolio’s net operating expenses remain the same. The Example does not reflect expenses which are, or may be, imposed by a Variable Contract or Qualified Plan that may use the Portfolio as its underlying investment option. If such expenses were reflected, the expenses indicated would be higher. Although your actual cost may be higher or lower, the Example shows what your costs would be based on these assumptions. Keep in mind that this is an estimate. Actual expenses and performance may vary.

Portfolio(1)	1 Year	3 Years	5 Years	10 Years
ING American Funds World Allocation	$126	$675	$1,250	$2,815
(1)	The Example numbers reflect the expense limitation agreement/waiver for the one-year period and the first year of the three-, five-, and ten-year periods.

Acquired (Underlying) Funds Annual Operating Expenses
(as a percentage of average daily net assets)

Because we use a weighted average in calculating expenses attributable to the Portfolio, the amount of the fees and expenses of the Class 1 shares of the Underlying Funds indirectly borne by the Portfolio will vary based on the Portfolio’s allocation of assets to, and the annualized net operating expenses of, the particular Underlying Funds during the Portfolio’s fiscal year. The following are the annual net expense ratios (as an annual percentage of average daily net assets) for each Underlying Fund as of December 31, 2008:

Underlying Funds	Net Operating Expenses
American Funds Insurance Series Asset Allocation Fund	0.29%
American Funds Insurance Series Blue Chip Income and Growth Fund	0.39%
American Funds Insurance Series Bond Fund	0.36%
American Funds Insurance Series Cash Management Fund	0.29%
American Funds Insurance Series Global Bond Fund	0.53%
American Funds Insurance Series Global Discovery Fund	0.55%
American Funds Insurance Series Global Growth Fund	0.50%
American Funds Insurance Series Global Growth and Income Fund	0.56%
American Funds Insurance Series Global Small Capitalization Fund	0.67%
American Funds Insurance Series Growth Fund	0.30%
American Funds Insurance Series Growth-Income Fund	0.25%
American Funds Insurance Series High-Income Bond Fund	0.43%
American Funds Insurance Series International Fund	0.48%
American Funds Insurance Series International Growth and Income Fund	0.65%(1)
American Funds Insurance Series New World Fund	0.73%
American Funds Insurance Series U.S. Government AAA Rated Securities Fund	0.38%
(1)	Expense ratio for International Growth and Income Fund is estimated for the most recent fiscal year end since Class 1 shares of the Fund had less than six months of operations.
7

More Information on Investment Strategies

Investment Objectives, Main Investments and Risks of the Underlying Funds

The Portfolio seeks to meet its investment objective by allocating its assets among the Underlying Funds. Because the Portfolio invests in the Underlying Funds, shareholders will be affected by the principal investment strategies of each Underlying Fund. Information is provided below on each Underlying Fund, including its investment objective, main investments, main risks and investment adviser. This information is intended to provide potential investors in the Portfolio with information that they may find useful in understanding the investment history and risks of the Underlying Funds. Please refer to the section entitled “More Information on Risks - Risks Associated with an Investment in the Underlying Funds” later in this Prospectus for an expanded discussion of the risks listed below for a particular Underlying Fund.

You should note that over time the Portfolio will alter its allocation of assets among the Underlying Funds, and may add or delete Underlying Funds that are considered for investment. Therefore, it is not possible to predict in which Underlying Funds the Portfolio will be invested at any one time. As a result, the degree to which the Portfolio may be subject to the risks of a particular Underlying Fund will depend on the extent to which the Portfolio has invested in the Underlying Fund.

8

Description of the Investment Adviser, Investment Objectives,  Main Investments and Risks of the Underlying Funds

AMERICAN FUNDS INSURANCE SERIES ASSET ALLOCATION FUND

Investment Objective: The Fund seeks to provide high total return (including income and capital gains) consistent with preservation of capital over the long term by investing in a diversified portfolio of common stocks and other equity securities, bonds and other intermediate and long-term debt securities, and money market instruments (debt securities maturing in one year or less).

Investment Adviser: Capital Research and Management Company

Main Investments: The Fund may invest up to 15% of its assets in equity securities of issuers domiciled outside the United States and not included in S&P 500® Index, and up to 5% of its assets in debt securities of issuers domiciled outside the United States. In addition, the Fund may invest up to 25% of its debt assets in lower quality debt securities (rated Ba1 or below by Moody’s Investors Service, Inc. and BB+ or below by Standard & Poor’s Ratings Services or unrated but determined to be of equivalent quality(“junk bonds”)). The Fund will vary its mix of equity securities, debt securities and money market instruments. Under normal conditions the Fund’s investment adviser expects (but is not required) to maintain an investment mix falling within the following ranges: 40%-80% in equity securities, 20%-50% in debt securities and 0%-40% in money market instruments. As of December 31, 2008, the Fund was approximately 64% invested in equity securities, 26% invested in debt securities and 10% invested in money market instruments. The proportion of equities, debt and money market securities held by the Fund will vary with market conditions and the investment adviser’s assessment of their relative attractiveness as investment opportunities.

Main Risks: Asset allocation, call, credit, currency, debt securities, emerging markets, equity securities, foreign investment, high-yield, lower-grade debt securities, income, interest rate, investment by fund-funds, liquidity, manager, market and company, price volatility and U.S. government securities and obligations.

AMERICAN FUNDS INSURANCE SERIES BLUE CHIP INCOME AND GROWTH FUND

Investment Objective: The Fund seeks to produce income exceeding the average yield on U.S. stocks generally (as represented by the average yield on the S&P 500® Index) and to provide an opportunity for growth of principal consistent with sound common stock investing.

Investment Adviser: Capital Research and Management Company

Main Investments: The Fund invests primarily in dividend-paying common stocks of larger, more established companies based in the U.S. with market capitalizations of $4 billion and above. The Fund may also invest up to 10% of its assets in common stocks of larger companies domiciled outside the United States, so long as they are listed or traded in the United States. The Fund will invest, under normal market conditions, at least 90% of equity assets in the stock of companies in business for five or more years (including predecessor companies) at least 90% of equity assets in the stock of companies that pay regular dividends, and at least 90% its equity in the stock of companies whose debt securities are rated at least investment-grade.

Main Risks: Equity securities, investment by fund-of-funds, manager, market and company, market capitalization, mid-capitalization company and price volatility.

AMERICAN FUNDS INSURANCE SERIES BOND FUND

Investment Objective: The Fund seeks to maximize your level of current income and preserve your capital.

Investment Adviser: Capital Research and Management Company

Main Investments: Normally, the Fund invests at least 80% of its assets in bonds and other debt securities. The Fund will invest at least 65% of its assets in investment-grade debt securities (including cash and cash equivalents) and may invest up to 35% of its assets in debt securities rated Ba1 or below by Moody’s Investors Service, Inc. and BB+ or below by Standard & Poor’s Ratings Services or unrated by determined to be of equivalent quality (“junk bonds”). The Fund may invest in debt securities of issuers domiciled outside the United States. The Fund may also invest up to 20% of its assets in preferred stocks, including convertible and nonconvertible preferred stocks.

Main Risks: Call, convertible securities, credit, currency, debt securities,equity securities, foreign investment, high-yield, lower-grade debt securities, income, interest rate, investment by fund-of-funds, liquidity, manager, market and company, price volatility and U.S. government securities and obligations.

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Description of the Investment Adviser, Investment Objectives,  Main Investments and Risks of the Underlying Funds (continued) AMERICAN FUNDS INSURANCE SERIES CASH MANAGEMENT FUND

Investment Objective: The Fund seeks to provide an opportunity to earn income on your cash reserves while preserving the value of your investment and maintaining liquidity.

Investment Adviser: Capital Research and Management Company

Main Investments: Normally, the Fund invests substantially in high-quality money market instruments such as commercial paper, commercial bank obligations, savings association obligations, U.S. or Canadian government securities, and short-term corporate bonds and notes. The value of these securities held by the Fund may be affected by changing interest rates and by changes in credit ratings of the securities. These securities may have credit and liquidity enhancements. Changes in the credit quality of banks and financial institutions providing these enhancements could cause the fund to experience a loss and may affect its share price. In addition, the Fund may invest in securities issued by entities domiciled outside the United States and Canada, or in securities with credit and liquidity support features provided by entities domiciled outside the United States and Canada. These securities may be affected by unfavorable political, economic or governmental developments that could affect the repayment of principal or the payment of interest. Securities of U.S. issuers with substantial operations outside the United States may also be subject to similar risks.

Main Risks: Asset-backed securities, credit, income, foreign investment, interest rate, investment by fund-of-funds, liquidity, manager, maturity, mortgage-related securities, sovereign debt and U.S. government securities and obligations.

AMERICAN FUNDS INSURANCE SERIES GLOBAL BOND FUND

Investment Objective: The Fund seeks to provide , over the long term, with a high level of total return as is consistent with prudent management, by investing primarily in investment-grade bonds issued by entities based around the world and denominated in various currencies, including U.S. dollars.

Investment Adviser: Capital Research and Management Company

Main Investments: The Fund invests primarily in investment-grade bonds issued by entities based around the world and denominated in various currencies, including U.S. dollar. The Fund may also invest in lower quality, higher-yielding debt securities commonly know as “junk-bonds.” The Fund invests in foreign investments including emerging markets securities. The total return of the fund will be the result of interest income, changes in the market value of the fund’s investments and changes in the value of other currencies relative to the U.S. dollar. The fund is non-diversified, which allows it to invest a greater percentages of its assets in any one issuer than would otherwise be the case. However, the fund intends to limit its investments in the securities of any single issuer.

Main Risks: Credit, currency, debt securities, diversification, emerging markets, foreign investment, high-yield, lower-grade debt securities, income, interest, investment by fund-of-funds, liquidity, manager and price volatility.

AMERICAN FUNDS INSURANCE SERIES GLOBAL DISCOVERY FUND

Investment Objective: The Fund seeks to make investments grow over time by investing primarily in stocks of companies in the services and information areas of the global economy. Providing current income is a secondary consideration.

Investment Adviser: Capital Research and Management Company

Main Investments: The Fund may invest up to 25% of its assets in companies outside the services and information areas. Companies in the services and information areas include, for example, those involved in the fields of telecommunications, computer systems and software, the Internet, broadcasting and publishing, health care, advertising, leisure, tourism, financial services, distribution and transportation.

Main Risks: Call, credit, currency, debt securities,emerging markets, equity securities, foreign investment, growth investing, high-yield, lower-grade debt securities, income, industry focus, interest, investment by fund-of-funds, liquidity, manager, market and company and price volatility.

AMERICAN FUNDS INSURANCE SERIES GLOBAL GROWTH FUND

Investment Objective: The Fund seeks to make investments grow over time by investing primarily in common stocks of companies located around the world.

Investment Adviser: Capital Research and Management Company

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Description of the Investment Adviser, Investment Objectives,  Main Investments and Risks of the Underlying Funds (continued) Main Investments: The Fund invests in common stocks of companies located around the world.

Main Risks: Equity securities, emerging markets, foreign investment, growth investing, investment by fund-of-funds, liquidity, manager, market and company, market capitalization and price volatility.

AMERICAN FUNDS INSURANCE SERIES GLOBAL GROWTH AND INCOME FUND

Investment Objective: The Fund seeks to make investments grow over time and provide current income by investing primarily in stocks of well-established companies located around the world.

Investment Adviser: Capital Research and Management Company

Main Investments: Invests in stocks of well-established companies located around the world.

Main Risks: Equity securities, emerging markets, growth investing, foreign investment, investment by fund-of-funds, liquidity, manager, market and company, market capitalization and price volatility.

AMERICAN FUNDS INSURANCE SERIES GLOBAL SMALL CAPITALIZATION FUND

Investment Objective: The Fund seeks to make investments grow over time by investing primarily in stocks of smaller companies located around the world.

Investment Adviser: Capital Research and Management Company

Main Investments: Normally, the Fund invests at least 80% of its assets in equity securities of companies with small market capitalizations (defined as those with market capitalizations of $3.5 billion or less), measured at the time of purchase. However, the Fund’s holdings of small-capitalization stocks may fall below the 80% threshold due to subsequent market action.

Main Risks: Equity securities, emerging markets, foreign investment, growth investing, investment by fund-of-funds, liquidity, manager, market and company, market capitalization, price volatility and small-capitalization company.

AMERICAN FUNDS INSURANCE SERIES GROWTH FUND

Investment Objective: The Fund seeks to make investments grow by investing primarily in common stocks of companies that appear to offer superior opportunities for growth of capital.

Investment Adviser: Capital Research and Management Company

Main Investments: The Fund invests in common stocks of companies that appear to offer superior opportunities for capital growth. The Fund may invest in the securities of issuers representing a broad range of market capitalization. The Fund may invest up to 15% of its assets in securities of issuers that are domiciled outside the United States and Canada.

Main Risks: Emerging markets, equity securities, foreign investment, growth investing, investment by funds-of-fund, liquidity, manager, market and company, market capitalization and price volatility.

AMERICAN FUNDS INSURANCE SERIES GROWTH-INCOME FUND

Investment Objective: The Fund seeks to make investments grow and provide you with income over time by investing primarily in common stocks or other securities that demonstrate the potential for appreciation and/or dividends.

Investment Adviser: Capital Research and Management Company

Main Investments: The Fund invests primarily in common stocks or other securities that demonstrate the potential for appreciation and/or dividends. The Fund may invest up to 15% of its assets, at the time of purchase, in securities of issuers domiciled outside the United States and not included in S&P 500® Index.

Main Risks: Equity securities, emerging markets, foreign investment, growth investing, investment by funds-of-fund, liquidity, manager, market and company, market capitalization, price volatility and small-capitalization company.

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Description of the Investment Adviser, Investment Objectives,  Main Investments and Risks of the Underlying Funds (continued) AMERICAN FUNDS INSURANCE SERIES HIGH-INCOME BOND FUND

Investment Objective: The Fund seeks to provide a high level of current income and, secondarily, capital appreciation by investing at least 65% of its assets in higher yielding and generally lower quality debt securities (rated Ba1 or below by Moody’s Investors Service, Inc. or BB+ or below by Standard & Poor’s Rating Services or unrated but determined to be of equivalent quality).

Investment Adviser: Capital Research and Management Company

Main Investments: The Fund invests at least 65% of its assets in higher yielding and generally lower quality debt securities (rated Ba1 or below by Moody’s Investors Service, Inc. or BB+ or below by Standard & Poor’s Ratings Services or unrated but determined to be of equivalent quality (“junk bonds”)). In response to recent disruptions in the market for lower quality debt securities, the Fund’s investment adviser expects that, from time to time, it may be prudent for the Fund to hold a larger percentage of its assets in cash and higher rated debt securities for temporary defensive purposes. The Fund may also invest up to 25% of its assets in securities domiciled outside of the United States. Normally, the Fund invests at least 80% of its assets in bonds and other debt securities. The Fund may also invest up to 20% of its assets in equity securities that provide an opportunity for capital appreciation.

Main Risks: Call, convertible securities, credit, currency, debt securities, equity securities, foreign investment, high-yield, lower-grade debt securities, income, interest rate, investment by fund-of-funds, liquidity, manager, market and company and price volatility.

AMERICAN FUNDS INSURANCE SERIES INTERNATIONAL FUND

Investment Objective: The Fund seeks to make investments grow over time by investing primarily in common stocks of companies located outside the United States.

Investment Adviser: Capital Research and Management Company

Main Investments: The Fund invests primarily in common stocks of companies located outside the United States. The Fund is designed for investors seeking capital appreciation through stocks. Investors in the Fund should have a long-term perspective and, for example, be able to tolerate potentially sharp, short-term declines in value.

Main Risks: Emerging markets, equity securities, foreign investment, growth investing, investment by funds-of-fund, liquidity, manager, market and company, market capitalization and price volatility.

AMERICAN FUNDS INSURANCE SERIES INTERNATIONAL GROWTH AND INCOME FUND

Investment Objective: The Fund seeks long-term growth of capital while providing current income.

Investment Adviser: Capital Research and Management Company

Main Investments: The Fund invests primarily in stocks of larger, well-established companies located outside the United States, including emerging countries. The Fund currently intends to invest at least 90% of its assets in securities of issuers domiciled outside the United States and whose securities are primarily listed on exchanges outside the United States. The fund therefore expects to be invested in numerous countries outside the United States. The Fund may also hold cash and money market instruments.

Main Risks: Credit, emerging markets, equity securities, foreign investment, investment by funds-of-fund, growth investing, liquidity, manager, market and company, market capitalization, price volatility and U.S. government securities and obligations.

AMERICAN FUNDS INSURANCE SERIES NEW WORLD FUND

Investment Objective: The Fund seeks to make investments grow over time by investing primarily in stocks of companies with significant exposure to countries with developing economies and/or markets.

Investment Adviser: Capital Research and Management Company

Main Investments: The Fund invests primarily in stocks of companies with significant exposure to countries with developing economies and/or markets. The Fund may also invest in debt securities of issuers, including issuers of lower rated bonds, with exposure to these countries. The Fund may invest in equity securities of any company, regardless of where it is based, if the Fund’s investment adviser determined that a significant portion of the company’s assets or revenues (generally 20% or more) is attributable to developing countries. Under normal market conditions, the Fund
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Description of the Investment Adviser, Investment Objectives,  Main Investments and Risks of the Underlying Funds (continued) will invest at least 35% of its assets in equity and debt securities of issuers primarily based in qualified countries that have developing economies and/or markets. In addition, the Fund may invest up to 25% of its assets in nonconvertible debt securities of issuers, including issuers of lower rated bonds and government bonds, primarily based on qualified countries or that have a significant portion of their assets or revenues attributable to developing countries. The Fund may also, to a limited extent, invest in securities of issuers based in non-qualified developing countries.

Main Risks: Call, convertible securities, credit, debt securities, diversification, emerging markets, equity securities, foreign investment, high-yield, lower-grade debt securities, income, interest rate, investment by fund-of-funds, liquidity, manager, market and company, market capitalization, maturity, price volatility, sovereign debt and U.S. government securities and obligations.

AMERICAN FUNDS INSURANCE SERIES U.S. GOVERNMENT/AAA-RATED SECURITIES FUND

Investment Objective: The Fund seeks to provide a high level of current income, as well as to preserve investments.

Investment Adviser: Capital Research and Management Company

Main Investments: Normally, the Fund will invest at least 80% of its assets in securities that are guaranteed by the “full faith and credit” pledge of the U.S. government or debt securities that are rated Aaa by Moody’s Investors Service, Inc. or AAA by Standard & Poor’s Ratings Services or unrated but determined to be of equivalent quality. The Fund may also invest a significant portion of its assets in securities backed by pools of mortgages. Certain of these securities may not be backed by the full faith and credit of the U.S. government and are supported only by the credit of the issuers. Such securities may include mortgage-backed securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation and are neither issued nor guaranteed by the U.S. Treasury.

Main Risks: Call, credit, debt securities, income, interest rate, investment by funds-of-fund, liquidity, manager, maturity, mortgage-related securities and U.S. government securities and obligations.

13

More Information on Risks

Risk is the chance that you will lose money on an investment, or that it will not earn as much as you expect. Every mutual fund has some degree of risk depending on what it invests in and what strategies it uses. Here are some of the key risks you should know about before investing in the Portfolio:

Asset Allocation is No Guarantee Against Loss

Although asset allocation seeks to optimize returns given various levels of risk tolerance, you still may lose money and experience volatility. Market and asset class performance may differ in the future from the historical performance and the assumptions used to form the asset allocations for the Portfolio. Furthermore, the Adviser’s allocation of the Portfolio’s assets may not anticipate market trends successfully. For example, weighting Underlying Funds that invest in common stocks too heavily during a stock market decline may result in a failure to preserve capital. Conversely, investing too heavily in Underlying Funds that invest in fixed-income securities during a period of stock market appreciation may result in lower total return.

There is a risk that you could achieve better returns by investing in an Underlying Fund or other mutual funds representing a single asset class than in the Portfolio.

Assets will be allocated among funds and markets based on judgments made by the Adviser. There is a risk that the Portfolio may allocate assets to an asset class or market that underperforms other funds. For example, the Portfolio may be underweighted in assets or a market that is experiencing significant returns or overweighted in assets or a market with significant declines.

Performance of the Underlying Funds will Vary

The performance of the Portfolio depends upon the performance of the Underlying Funds, which are affected by changes in the economy and financial markets. The value of the Portfolio changes as the asset values of the Underlying Funds it holds go up or down. The value of your shares will fluctuate and may be worth more or less than the original cost. The timing of your investment may also affect performance.

Temporary Defensive Positions

The Portfolio or an Underlying Fund may depart from its principal investment strategies by temporarily investing for defensive purposes when adverse market, economic, political or other conditions affect the Portfolio or Underlying Fund. Instead, the Portfolio or Underlying Fund may invest in securities believed to present less risk, such as cash items, government securities and short term paper. While the Portfolio or an Underlying Fund invests defensively, it may not be able to pursue its investment objective. The Portfolio’s or Underlying Funds’ defensive investment position may not be effective in protecting its value.

Risks Associated with an Investment in the Underlying Funds

The Portfolio is also affected by other kinds of risks, depending on the types of securities held by or strategies used by the Underlying Funds, such as:

Asset Allocation Risk.  Certain of the Underlying Funds will allocate its investments between equity and fixed-income securities, and among various segments of the equity and fixed-income markets, based upon judgments made by the adviser. An Underlying Fund that uses a market sector or asset allocation model could miss attractive investment opportunities by underweighting markets or sectors where there are significant returns, and could lose value by overweighting those where there are significant declines, or may not correctly predict the times to shift assets from one type of investment to another. The Underlying Funds selected may in fact decline in value and detract from the performance of the Portfolio.

Asset-Backed Securities Risk.  Certain Underlying Funds may invest in asset-backed securities. The principal on asset-backed securities, like mortgage-related securities, may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and commercial mortgage-backed securities generally experience less prepayment than residential mortgage-related securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by an Underlying Fund will generally be at lower rates of return than the return on the assets which were prepaid. Certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection. An Underlying Fund’s investments
14

More Information on Risks (continued) in commercial mortgage-backed securities with several classes may be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit and prepayment risks. Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

Call Risk.  During periods of falling interest rates, a bond issuer may “call,” or repay, its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, an Underlying Fund would experience a decline in income.

Convertible Securities Risk.  Certain Underlying Funds may invest in convertible securities. The value of convertible securities may fall when interest rates rise and increase when interest rates fall. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates. An Underlying Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

Credit Risk.  An Underlying Fund could lose money if a bond issuer (debtor) fails to repay interest and principal in a timely manner or it goes bankrupt. This is especially true during periods of economic uncertainty or economic downturns. High-yield/high-risk bonds are especially subject to credit risk and are considered to be mostly speculative in nature.

Currency Risk.  Underlying Funds that invest directly in foreign currencies or in securities denominated in or that trade in foreign (non-U.S.) currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls, or other political or economic developments in the United States or abroad. As a result, an Underlying Fund’s investments in foreign currency-denominated securities may reduce the value of an Underlying Fund’s assets.

Debt Securities Risk.  The value of debt securities may fall when interest rates rise. Debt securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter maturities. In addition, debt securities, such as bonds, involve credit risk as described above. The degree of credit risk depends on the issuer’s financial condition and on the terms of the bond. These securities are also subject to interest rate risk. This is the risk that the value of the security may fall when interest rates rise. In general, the market price of debt securities with longer maturities tends to be more volatile in response to changes in interest rates than the market price of shorter-term securities.

Emerging Markets Risk.  Emerging market countries are generally defined as countries in the initial stage of their industrialization cycles with low per capita income. Investment in emerging market countries presents risks to a greater degree than, and in addition to, those presented by investment in foreign issuers in general as these countries may be less politically and economically stable than other countries. A number of emerging market countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar from time to time, and devaluation may occur after investments in those currencies by an Underlying Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

It may be more difficult to buy and sell securities in emerging market countries as many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in emerging market countries that a future economic or political crisis could lead to: price controls; forced mergers of companies; expropriation or confiscatory taxation; seizure; nationalization; foreign exchange controls that restrict the transfer of currency from a given country; or creation of government monopolies.

15

More Information on Risks (continued) Equity Securities Risk.  The Underlying Funds may invest in equity securities. Equity securities include common, preferred and convertible preferred stocks and securities with values that are tied to the price of the stocks, such as rights, warrants and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of an investment in equities. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. The value of equity securities purchased by an Underlying Fund could decline if the financial condition of the companies decline or if overall market and economic conditions deteriorate. Even investment in high quality or “blue chip” equity securities or securities of established companies with large market capitalizations (which generally have strong financial characteristics) can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be able to react less quickly to a change in the marketplace.

Foreign Investment Risk.  Certain Underlying Funds may invest in foreign securities. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates; unstable political, social, and economic conditions; possible security illiquidity; a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositories than those in the United States; less standardization of accounting standards and market regulations in certain foreign countries; foreign taxation issues; and varying foreign controls on investments. Foreign investments may also be affected by administrative difficulties, such as delays in clearing and settling transactions. In addition, securities of foreign companies may be denominated in foreign currencies and the costs of buying, selling, and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. To the extent an Underlying Fund invests in American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), and Global Depositary Receipts (“GDRs”) it is subject to risks of foreign investments, and it may not always track the price of the underlying foreign security. These factors make foreign investments more volatile and potentially less liquid than U.S. investments.

Growth Investing Risk.  Growth-oriented stocks typically sell at relatively high valuations as compared to other types of securities. Securities of growth companies may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth potential, they may be more volatile since such companies usually invest a high portion of earnings in their business, and they may lack the dividends of value stocks that can cushion stock prices in a falling market. The market may not favor growth-oriented stocks or may not favor equities at all. In addition, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth. Historically, growth-oriented stocks have been more volatile than value-oriented stocks.

High-Yield, Lower-Grade Debt Securities Risk.  Certain Underlying Funds may invest in high-yield, lower-grade debt securities. High-yield debt securities (commonly referred to as “junk bonds”) generally present a greater credit risk that an issuer cannot make timely payment of interest or principal than an issuer of a higher-quality debt security, and typically have greater potential price volatility and principal and income risk. Changes in interest rates, the market’s perception of the issuers and the credit worthiness of the issuers may significantly affect the value of these bonds. High-yield bonds are not considered investment-grade, and are regarded as predominantly speculative with respect to the issuing company’s continuing ability to meet principal and interest payments. The secondary market in which high-yield securities are traded may be less liquid than the market for higher-grade bonds. It may be more difficult to value less liquid high-yield securities, and determination of their value may involve elements of judgment.

Income Risk.  An Underlying Fund’s income may fall due to falling interest rates. Income risk is generally the greatest for short-term bonds and the least for long-term bonds. Changes in interest rates will affect bond prices as well as bond income and the rate on which income and maturing instruments can be reinvested. The risk is typically greater for those Underlying Funds that invest in short-term debt securities.

Industry Focus Risk.  An Underlying Fund that invests more than 25% of its assets in an industry or group of industries may be adversely affected by developments affecting the industry or industries. Stocks of issuers in a particular industry may be affected by changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry more than others. The value of shares of such an Underlying Fund may fluctuate more than if it invested in a broader variety of industries.

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More Information on Risks (continued) Inflation-Index Bonds Risk.  Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Interest Rate Risk.  The value of debt securities and short-term money market instruments generally tend to move in the opposite direction to interest rates. When interest rates are rising, the prices of debt securities tend to fall. When interest rates are falling, the prices of debt securities tend to rise. Bonds with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than bonds with shorter durations or money market instruments. Further, economic and market conditions may cause issuers to default or go bankrupt.

Investment by Funds-of-Funds Risk.  Each of the Underlying Funds’ shares may be purchased by other investment companies, including the Portfolio. In some cases, the Underlying Fund may experience large inflows or redemptions due to allocations or rebalancings by the Portfolio or other investment companies. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. The Adviser will monitor transactions by the Portfolio and will attempt to minimize any adverse effects on the Underlying Funds and the Portfolio as a result of these transactions. So long as an Underlying Fund accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the Investment Company Act of 1940, as amended (“1940 Act”), or under the terms of an exemptive order granted by the SEC.

Liquidity Risk.  Liquidity risk exists when particular investments are difficult to purchase or sell. Even publicly traded securities can experience periods of less liquidity. An Underlying Fund’s investments in illiquid securities may reduce the returns of an Underlying Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount that an Underlying Fund could realize upon disposition. Underlying Funds with principal investment strategies that involve foreign securities, small companies, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Manager Risk.  An Underlying Fund’s adviser will apply investment techniques and risk analyses in making investment decisions for an Underlying Fund, but there can be no assurance that these will achieve an Underlying Fund’s objective. An Underlying Fund’s adviser could do a poor job in executing an investment strategy. An Underlying Fund’s adviser may use investment techniques or invest in securities that are not part of an Underlying Fund’s principal investment strategy. For example, if market conditions warrant, Underlying Funds that invest principally in equity securities may temporarily invest in U.S. government securities, high-quality corporate fixed-income securities, mortgage-related and asset-backed securities or money market instruments. Likewise, Underlying Funds that invest principally in small- to mid-sized companies may shift to preferred stocks and larger-capitalization stocks. These shifts may alter the risk/return characteristics of the Underlying Funds and cause them to miss investment opportunities. Individuals primarily responsible for managing the Underlying Fund may leave their firm or be replaced.

Many advisers of equity funds employ styles that are characterized as “value” or “growth.” However, these terms can have different application by different managers. One adviser’s value approach may be different from another, and one adviser’s growth approach may be different from another. For example, some value managers employ a style in which they seek to identify companies that they believe are valued at a more substantial or “deeper discount” to a company’s net worth than other value managers. Therefore, some funds that are characterized as growth or value can have greater volatility than other funds managed by other managers in a growth or value style.

Market and Company Risk.  The price of a security held by an Underlying Fund may fall due to changing economic, political or market conditions or disappointing earnings or losses. Stock prices in general may decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Further, even though the stock market is cyclical in nature, returns from a particular stock market segment in which an Underlying Fund invests may still trail returns from the overall stock market.

Market Capitalization Risk.  Stocks fall into three broad market capitalization categories — large, mid and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the
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More Information on Risks (continued) valuations of small- or mid-capitalization companies, investors may migrate to the stocks of small- and mid-sized companies causing an Underlying Fund that invests in these companies to increase in value more rapidly than an Underlying Fund that invests in larger, fully-valued companies. Investing in small- and mid-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of small- and mid-capitalization companies may decline significantly in market downturns.

Maturity Risk.  Interest rate risk will affect the price of a fixed-income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed-income securities with longer maturities will therefore be more volatile than other fixed-income securities with shorter maturities. Conversely, fixed-income securities with shorter maturities will be less volatile but generally provide lower returns than fixed-income securities with longer maturities. The average maturity of an Underlying Fund’s fixed-income investments will affect the volatility of the Underlying Fund’s share price.

Mid-Capitalization Company Risk.  Investment in securities of mid-capitalization companies entails greater risks than investments in larger, more established companies. Mid-capitalization companies tend to have more narrow product lines, more limited financial resources, a more limited trading market for their stocks, and may be dependent on a few key managers, as compared with larger companies. As a result, their stock prices may decline significantly as market conditions change. Securities of mid-capitalization companies tend to be more volatile and less liquid than stocks of larger companies.

Mortgage-Related Securities Risk.  Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, an Underlying Fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of an Underlying Fund because the Underlying Fund will have to reinvest that money at the lower prevailing interest rates.

Other Investment Companies Risk.  Certain Underlying Funds may invest in other investment companies to the extent permitted by the 1940 Act and the rules and regulations thereunder. These may include exchange-traded funds (“ETFs”) and Holding Company Depositary Receipts (“HOLDRs”), among others. ETFs are exchange-traded investment companies that are designed to provide investment results corresponding to an equity index and include, among others, Standard & Poor’s Depositary Receipts (“SPDRs”), PowerShares QQQTM (“QQQQ”), Dow Jones Industrial Average Tracking Stocks (“Diamonds”) and iShares exchange-traded funds (“iShares”). The main risk of investing in other investment companies (including ETFs and HOLDRs) is that the value of the underlying securities held by the investment company might decrease. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions. Because the Underlying Fund may invest in other investment companies, you will pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees) in addition to the expenses of the Underlying Fund. Additional risks of investments in ETFs include: (i) an active trading market for an ETF’s shares may not develop or be maintained; or (ii) trading may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts trading generally. Because HOLDRs concentrate in the stocks of a particular industry, trends in that industry may have a dramatic impact on their value.

Price Volatility Risk.  The value of an Underlying Fund changes as the prices of its investments go up or down. Equity and debt securities face market, issuer, and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.

Real Estate Investment Trusts (“REITs”) Risk.  Investing in REITs may subject the Underlying Funds and the Portfolio to risks similar to those associated with the direct ownership of real estate including terrorist attacks, war or other acts that destroy real property (in addition to securities market risks). Some REITs may invest in a limited number of properties, in a narrow geographic area or in a single property type, which increases the risk that the Underlying Funds and the Portfolio could be unfavorably affected by the poor performance of a single investment or investment
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More Information on Risks (continued) type. REITs are also sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. Borrowers could default on or sell investments the REIT holds, which could reduce the cash flow needed to make distributions to investors. In addition, REITs may also be affected by tax and regulatory requirements in that a REIT may not qualify for preferential tax treatments or exemptions. REITs require specialized management and pay management expenses.

Small-Capitalization Company Risk.  Investment in securities of small companies may entail greater risk than investments in larger, more established companies. Smaller companies may have limited product lines and market diversification or fewer financial resources, and may be dependent on a few key managers. Their securities may trade less frequently and in more limited volume than the securities of larger companies. Consequently, the prices of small company stocks tend to rise and fall in value more than other stocks, and/or may be less liquid. When selling a large quantity of a particular stock, an Underlying Fund may have to sell at a discount from quoted prices or may have to make a series of small sales over an extended period of time due to the more limited trading volume of smaller company stocks. Although investing in small companies offers potential for above-average returns, the companies may not succeed, and the value of stock shares could decline significantly. Securities of smaller companies tend to be more volatile and less liquid than stocks of larger companies. These companies are also likely to have more limited product lines, capital resources, management depth and their securities trade less frequently and more limited volumes than securities of larger companies.

Sovereign Debt Risk.  Certain Underlying Funds may invest in sovereign debt securities. These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position relative to its economy, or its failure to put in place economic reforms required by the International Monetary Fund or other agencies. If a government entity defaults, it may ask for more time in which to pay, or for further loans. There is no legal process for collecting sovereign debts that a government does not pay, or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

U.S. Government Securities and Obligations Risk.  Some U.S. government securities are backed by the full faith and credit of the U.S. government and are guaranteed as to both principal and interest by the U.S. Treasury. These include direct obligations such as U.S. Treasury notes, bills and bonds, as well as indirect obligations such as the Government National Mortgage Association (“GNMA”). Other U.S. government securities are not direct obligations of the U.S. Treasury, but rather are backed by the ability to borrow directly from the U.S. Treasury. Still others are supported solely by the credit of the agency or instrumentality itself and are neither guaranteed nor insured by the U.S. government. No assurance can be given that the U.S. government securities would provide financial support to such agencies if needed. U.S. government securities may be subject to varying degrees of credit risk and all U.S. government securities may be subject to price declines due to changing interest rates. Securities directly supported by the full faith and credit of the U.S. government have less credit risk.

Value Investing Risk.  Certain Underlying Funds may invest in “value” stocks. An adviser may be wrong in its assessment of a company’s value and the stocks an Underlying Fund holds may not reach what the adviser believes are their full values. A particular risk of an Underlying Fund’s value approach is that some holdings may not recover and provide the capital growth anticipated or a stock judged to be undervalued may actually be appropriately priced. Further, because the prices of value-oriented securities tend to correlate more closely with economic cycles than growth-oriented securities, they generally are more sensitive to changing economic conditions, such as changes in interest rates, corporate earnings, and industrial production. The market may not favor value-oriented stocks and may not favor equities at all. During these periods, an Underlying Fund’s relative performance may suffer.

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Management and Other Service Providers

Adviser

Directed Services LLC (“DSL” or “Adviser”), a Delaware limited liability company, serves as the adviser to the Portfolio. DSL has overall responsibility for the management of the Portfolio. DSL provides or oversees all investment advisory and portfolio management services for the Portfolio. DSL is registered with the SEC as an investment adviser and is registered with Financial Industry Regulatory Authority as a broker-dealer.

DSL is an indirect, wholly-owned subsidiary of ING Groep. ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services to over 75 million private, corporate and institutional clients in more than 50 countries. With a diverse workforce of about 125,000 people, ING comprises a broad spectrum of prominent companies that increasingly serve their clients under the ING brand. DSL’s principal offices are located at 1475 Dunwoody Drive, West Chester, PA 19380. As of December 31, 2008, DSL managed approximately $34.2 billion in registered investment company assets.

DSL may engage a sub-adviser to provide the day-to-day management of the Portfolio. A sub-adviser may be an affiliate of DSL or may be independent.

DSL acts as a “manager-of-managers” for the Portfolio. DSL may delegate to a sub-adviser of the Portfolio the responsibility for investment management, subject to DSL’s oversight. DSL would be responsible for monitoring the investment program and performance of the sub-adviser of the Portfolio.

From time to time, DSL could also recommend the appointment of additional sub-advisers or replacement of non-affiliated sub-advisers to the Board of the Trust. It is not expected that DSL would normally recommend replacement of affiliated sub-advisers as part of its oversight responsibilities. On May 24, 2002, the Trust and DSL received exemptive relief from the SEC permitting DSL, with the approval of the Board, to appoint additional non-affiliated sub-advisers or replace an existing sub-adviser with a non-affiliated sub-adviser as well as change the terms of a contract with a non-affiliated sub-adviser, without submitting the contract to a vote of the shareholders. The Portfolio would notify shareholders of any change in the identity of a sub-adviser of the Portfolio or the addition of a sub-adviser to the Portfolio. In this event, the name of the Portfolio and its principal investment strategies may also change.

Advisory Fees

The following table shows the aggregate annual advisory fee paid by the Portfolio for the most recent fiscal year as a percentage of the Portfolio’s average daily net assets:

Portfolio	Advisory Fee (as a % of average daily net assets)
ING American Funds World Allocation (1)	0.10%
(1)	Because the Portfolio did not have a full calendar year of operations as of December 31, 2008, the advisory fee for the Portfolio reflects the current contract rate.

For information regarding the basis for the Board’s approval of the investment advisory relationship, please refer to the Portfolio’s annual shareholder report dated December 31, 2008.

Asset Allocation Committee.  An Asset Allocation Committee of DSL reviews the allocation of Portfolio assets. The members of the Asset Allocation Committee are: Williams A. Evans, Michael J. Roland and Paul Zemsky. No member of the Asset Allocation Committee is solely responsible for making recommendations for portfolio purchases and sales or asset allocation recommendations. The members of the Asset Allocation Committee have been on the Committee since inception.

William A. Evans, CFA, Vice President and Head of ING’s Mutual Fund Advisory Group, has been with ING since 2002. Prior to joining ING, Mr. Evans was a portfolio manager for high net worth and institutional clients for Fleet Investment Advisors.

Michael J. Roland, CFA, has been Executive Vice President, ING Funds since 2002 and Executive Vice President, ING Investments, LLC, since 2001. Mr. Roland has been with ING since June of 1998 and has held various positions within ING relating to ING’s mutual funds administration.

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Management and Other Service Providers (continued) Paul Zemsky is the head of ING’s Multi-Asset Strategies & Solutions Group. He joined DSL in 2005 as Head of Derivative Strategies. Prior to joining DSL, Mr. Zemsky held a number of key positions at J.P. Morgan Investment Management where he worked for 18 years.

The Statement of Additional Information (“SAI”) provides additional information about each Asset Allocation Committee member’s compensation, other accounts overseen by each Asset Allocation Committee member and each Asset Allocation Committee member’s ownership of securities in the Portfolio.

Portfolio Distribution

ING Funds Distributor, LLC (“ING Funds Distributor” or “Distributor”) is the principal underwriter and distributor of the Portfolio. It is a Delaware limited liability company with its principal offices at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.

ING Funds Distributor is a member of the Financial Industry Regulatory Authority (“FINRA”). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org or the Public Disclosure Hotline at 800-289-9999.

Rule 12b-1 Distribution Fees

The Trust has adopted a Rule 12b-1 Distribution Plan (“12b-1 Plan”) for shares of the Portfolio. The 12b-1 Plan allows the Trust to make payments quarterly at an annual rate of 0.35% to ING Funds Distributor, as the Distributor, to pay or reimburse certain distribution-related expenses. Because the fee is paid out of the Portfolio’s assets on an on-going basis, over time the fee will increase the cost of your investment and may cost more than paying other types of sales charges. Distribution related expenses that may be paid under the 12b-1 plan include, but are not limited to, the costs of the following:

(a)	printing and mailing Trust prospectuses, statements of additional information, any supplements thereto and reports for prospective variable contract owners or other investors;
(b)	expenses relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials describing and/or relating to the Trust and materials intended for use within a sponsoring insurance company, or for broker-dealer only use or retail use;
(c)	holding seminars and sales meetings designed to promote Trust shares;
(d)	obtaining information and providing explanations to variable contract owners or other investors regarding the Portfolio’s investment objectives and policies and other information about the Trust and the Portfolio;
(e)	training sales personnel regarding the Trust;
(f)	compensating sales personnel in connection with the allocation of cash values and premiums under the Variable Contracts to the Trust; and
(g)	financing any other activity that the Trust’s Board determines is primarily intended to result in the sale of the shares of the Portfolio.

Service Fee

The Trust has entered into a Shareholder Service Plan for the shares of the Portfolio. The Shareholder Service Plan allows ING Funds Distributor, as the Distributor, to use payments under the Shareholder Service Plan for the provision of shareholder services and/or account maintenance services to direct or indirect beneficial owners of the shares of the Portfolio. Services that may be provided under the Shareholder Service Plan include, among other things, providing information about the Portfolio. Under the Shareholder Service Plan, the Portfolio makes payments to ING Funds Distributor at an annual rate of 0.25% of the Portfolio’s average daily net assets attributable to its shares.

How ING Compensates Entities Offering Its Portfolios as Investment Options in their Insurance Products

ING mutual funds may be offered as investment options in Variable Contracts by affiliated and non-affiliated insurance companies. In additional to paying fees under the Portfolio’s 12b-1 Plan and Shareholder Service Plan, the Portfolio’s Adviser or Distributor (collectively “ING”), out of its own resources and without additional cost to the Portfolio or its
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Management and Other Service Providers (continued) shareholders, may pay additional compensation to these insurance companies. The amount of the payment is based upon an annual percentage of the average net assets held in the Portfolio by those companies. The Portfolio’s Adviser and Distributor may make these payments for administrative, record keeping, or other services that insurance companies provide to the Portfolio. These payments may also provide incentive for insurance companies to make the Portfolio available through the Variable Contracts issued by the insurance company, and thus they may promote the distribution of the shares of the Portfolio.

The distributing broker-dealer for the Portfolio is ING Funds Distributor. ING Funds Distributor has entered into such agreements with non-affiliated insurance companies. Fees payable under these arrangements are at annual rates that range from 0.15% to 0.25%. This is computed as a percentage of the average aggregate amount invested in the Portfolio by contract holders through the relevant insurance company’s Variable Contracts. As of the date of this Prospectus, the Adviser has entered in such arrangements with the following insurance companies: Zürich Kemper Life Insurance Company; Symetra Life Insurance Company; and First Fortis Life Insurance Company.

The Adviser also has entered into similar agreements with affiliated insurers including, but not limited to: ING Life Insurance and Annuity Company; ReliaStar Life Insurance Company; ReliaStar Life of New York; Security Life of Denver; and ING USA Annuity and Life Insurance Co. ING uses a variety of financial and accounting techniques to allocate resources and profits across the organization. These methods may take the form of cash payments to affiliates. These methods do not impact the costs incurred when investing in the Portfolio. Additionally, if the Portfolio is not sub-advised or is sub-advised by an ING Entity, ING may retain more revenue than on those portfolios it must pay to have sub-advised by non-affiliated entities. Management personnel of ING may receive additional compensation if the overall amount of investments in the Portfolio advised by ING meets certain target levels or increases over time.

The insurance companies through which investors hold shares of the Portfolio may also pay fees to third parties in connection with distribution of Variable Contracts and for services provided to contract owners. The Portfolio, the Adviser, and the Distributor are not a party to these arrangements. Investors should consult the prospectus and statement of additional information for their Variable Contracts for a discussion of these payments.

Ultimately, the agent or broker selling the Variable Contract to you could have a financial interest in selling you a particular product to increase the compensation they receive. Please make sure you read fully each prospectus and discuss any questions you have with your agent or broker.

Administrative Services

ING Funds Services, LLC (“ING Funds Services”) an affiliate of DSL, provides the Portfolio with certain administrative services. The administrative services performed by ING Funds Services include acting as a liaison among the various service providers to the Portfolio, including the custodian, portfolio accounting agent, and the insurance company or companies to which the Portfolio offers its shares. ING Funds Services is also responsible for ensuring that the Portfolio operates in compliance with applicable legal requirements and monitoring for compliance with requirements under applicable law and with the investment policies and restrictions of the Portfolio.

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Information for Investors

About Your Investment

The Portfolio is available to serve as an investment option under Variable Contracts issued by insurance companies or Qualified Plans that may or may not be part of the ING Groep group of companies. You do not buy, sell or exchange shares of the Portfolio. You choose investment options through your Variable Contract or Qualified Plan.

The insurance company that issued your Variable Contract or plan sponsor in the case of a Qualified Plan is responsible for investing in the Portfolio according to the investment options you’ve chosen. You should consult the accompanying Variable Contract prospectus or Qualified Plan documents for additional information about how this works.

Interests of the Holders of Variable Contracts and Qualified Plans

The Portfolio is available to serve as an investment option offered through Variable Contracts and Qualified Plans. The Portfolio may also be made available to certain investment advisers and their affiliates in connection with the creation or management of a portfolio, certain other investment companies and other investors as permitted by the diversification and other requirements under Section 817(h) of the Internal Revenue Code of 1986, as amended and the underlying treasury regulations. The Portfolio currently does not foresee any disadvantages to investors if the Portfolio serves as an investment option for Variable Contracts and offers its shares directly to Qualified Plans and other permitted investors. However, it is possible that the interests of owners of Variable Contracts and Qualified Plans and other permitted investors, for which the Portfolio serves as an investment option, might at some time be in conflict because of differences in tax treatment or other considerations. The Board directed the Adviser to monitor events to identify any material conflicts between Variable Contract owners and Qualified Plans and other permitted investors and to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in the Portfolio might be required to redeem the investment of one or more of its separate accounts from the Portfolio or a Qualified Plan might be required to redeem its investment, which might force the Portfolio to sell securities at disadvantageous prices. The Portfolio may discontinue sales to a Qualified Plan and require plan participants with existing investments in the Portfolio to redeem those investments if the Plan loses (or in the opinion of the Adviser, is at risk of losing) its Qualified Plan status.

Net Asset Value

The net asset value (“NAV”) per share for the Portfolio is determined each business day as of the close of regular trading (“Market Close”) on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE). The Portfolio is open for business every day the NYSE is open. The NYSE is closed on all weekends and on all national holidays and Good Friday. Portfolio shares will not be priced on those days. The NAV per share for the Portfolio is calculated by taking the value of the Portfolio’s assets, subtracting the Portfolio’s liabilities, and dividing by the number of shares that are outstanding.

The NAV of the Portfolio is based upon the NAVs of the Underlying Funds. In general, assets of the Underlying Funds are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments in securities maturing in 60 days or less are valued at amortized cost which, when combined with accrued interest, approximates market value. Securities prices may be obtained from automated pricing services. Shares of investment companies held by the Portfolio or an Underlying Fund will generally be valued at the latest NAV reported by that company. The prospectuses for those investment companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Trading of foreign securities may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may occur on weekends or holidays when the Portfolio’s or Underlying Fund’s NAV is not calculated. As a result, the NAV of the Portfolio or an Underlying Fund may change on days when shareholders will not be able to purchase or redeem the Portfolio’s or Underlying Fund’s shares or when an investor will not be able to reallocate between investment options.

When market quotations are not available or are deemed unreliable, the sub-adviser to an Underlying Fund may use a fair value for the security that is determined in accordance with procedures adopted by an Underlying Fund’s board of directors/trustees. The types of securities for which such fair value pricing might be required include, but are not limited to:

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Information for Investors (continued)
  Foreign securities, where a foreign security whose value at the close of the foreign market on which such security principally trades, likely would have changed by the time of the close of the NYSE, or the closing value is otherwise deemed unreliable;
  Securities of an issuer that has entered into a restructuring;
  Securities whose trading has been halted or suspended;
  Fixed-income securities that have gone into default and for which there are no current market value quotations; and
  Securities that are restricted as to transfer or resale.

Each adviser to the Underlying Funds may rely on the recommendation of a fair value pricing service approved by an Underlying Fund’s board of directors or trustees in valuing foreign securities. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The adviser makes such determinations in good faith in accordance with procedures adopted by an Underlying Fund’s board of directors or trustees. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that an Underlying Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which an Underlying Fund determines its NAV per share. Please refer to the prospectus for the Underlying Funds for an explanation of the circumstances under which each Underlying Fund will use fair pricing and the effect of fair pricing.

When an insurance company or Qualified Plan is buying shares of the Portfolio, it will pay the NAV that is next calculated after the order from the insurance company’s Variable Contract holder or Qualified Plan participant is received in proper form. When an insurance company or Qualified Plan is selling shares, it will normally receive the NAV that is next calculated after the order from the insurance company’s Variable Contract holder or Qualified Plan participant is received in proper form. When the Portfolio purchases shares of the Underlying Funds, they will pay the NAV of the Underlying Fund that is next calculated after the fund receives its order in proper form.

Pricing of Portfolio Shares

Investments will be processed at the NAV next calculated after an order is received and accepted by the Portfolio or its designated agent. In order to receive a day’s price, your order must be received by the earlier of 4:00 p.m. Eastern time or Market Close. The Portfolio reserves the right to suspend the offering of shares, or to reject any specific purchase order. The Portfolio may suspend redemptions or postpone payments when the NYSE is closed or when trading is restricted for any reason or under emergency circumstances as determined by the SEC.

Purchase and Redemption of Shares

Purchases and redemptions of shares may be made only by separate accounts of insurance companies for the purpose of funding Variable Contracts, Qualified Plans, other investment companies or other permitted investors. The Portfolio may not be available as an investment option in your Variable Contract, through your Qualified Plan or other investment company. Please refer to the prospectus for the appropriate insurance company separate account, investment company or your plan documents for information on how to direct investments in, or redemptions from an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Trust’s behalf.

Frequent Trading – Market Timing

The Portfolio is intended for long-term investment and not as a short-term trading vehicle. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers should not purchase shares of the Portfolio. Shares of the Portfolio are primarily sold through omnibus account arrangements with financial intermediaries, as an investment option for Variable Contracts issued by insurance companies, and as an investment option for Qualified Plans. Omnibus accounts generally do not identify customers’ trading activity on an individual basis. The Portfolio’s administrator has agreements which require such intermediaries to provide detailed account information, including trading history, upon request of the Portfolio.

The Portfolio relies on the financial intermediaries to monitor frequent, short-term trading within the Portfolio by their customers. You should review the materials provided to you by your financial intermediary, including, in the case of a Variable Contract, the prospectus that describes the contract, or in the case of a Qualified Plan, the plan documentation,
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Information for Investors (continued) for its policies regarding frequent, short-term trading. With trading information received as a result of these agreements, the Portfolio may make a determination that certain trading activity would be harmful to the Portfolio and its shareholders, even if such activity is not strictly prohibited by the intermediaries’ excessive trading policy. As a result, shareholders investing directly or indirectly in the Portfolio may have their trading privileges suspended without violating the stated excessive trading policy of the intermediary. The Portfolio reserves the right, in its sole discretion and without prior notice, to reject, restrict or refuse purchase orders, whether directly or by exchange, including purchase orders that have been accepted by a financial intermediary. The Portfolio seeks assurances from financial intermediaries that they have procedures adequate to monitor and address frequent short-term trading. There is, however, no guarantee that the procedures of the financial intermediaries will be able to curtail frequent, short-term trading activity.

The Portfolio believes that market timing or frequent, short-term trading in any account, including a Variable Contract or Qualified Plan account, is not in the best interest of the Portfolio or its shareholders. Due to the disruptive nature of this activity, it can adversely impact the ability of DSL to invest assets in an orderly, long-term manner. Frequent trading can disrupt the management of the Portfolio and raise its expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; lost opportunity costs; and large asset swings that decrease the Portfolio’s ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on Portfolio performance.

The Underlying Funds that invest in foreign securities may present greater opportunities for market timers and thus be at a greater risk for excessive trading. If an event occurring after the close of a foreign market, but before the time an Underlying Fund computes its current NAV, causes a change in the price of the foreign security and such price is not reflected in the Underlying Fund’s current NAV, investors may attempt to take advantage of anticipated price movements in securities held by the Underlying Funds based on such pricing discrepancies. This is often referred to as “price arbitrage.” Such price arbitrage opportunities may also occur in Underlying Funds which do not invest in foreign securities. For example, if trading in a security held by an Underlying Fund is halted and does not resume prior to the time the Underlying Fund calculates its NAV, such “stale pricing” presents an opportunity for investors to take advantage of the pricing discrepancy. Similarily, Underlying Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be exposed to varying levels of pricing arbitrage. The Underlying Funds have adopted fair valuation policies and procedures intended to reduce the Underlying Funds’ exposure to price arbitrage, stale pricing and other potential pricing discrepancies, however, to the extent that an Underlying Fund’s NAV does not immediately reflect these changes in market conditions, short-term trading may dilute the value of Underlying Fund shares, which negatively affects long-term shareholders.

Although the policies and procedures known to the Portfolio that are followed by the financial intermediaries that use the Portfolio and the monitoring by the Portfolio are designed to discourage frequent, short-term trading, none of these measures can eliminate the possibility that frequent, short-term trading activity in the Portfolio will occur. Moreover, decisions about allowing trades in the Portfolio may be required. These decisions are inherently subjective, and will be made in a manner that is in the best interest of the Portfolio’s shareholders.

Portfolio Holdings Disclosure Policy

A description of the Portfolio’s polices and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI. The Portfolio posts its portfolio holdings schedule on its website on a month-end basis and makes it available 10 calendar days following the end of the previous calendar month. The portfolio holdings schedule is as of the last day of the previous calendar month. A Portfolio may also post its complete or partial holdings on its website as of a specified date.

The Portfolio’s portfolio holdings schedule will, at a minimum, remain available on the Portfolio’s website until the next calendar month or until the Portfolio files a Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the website information is current. The Portfolio’s website is located at www.ingfunds.com.

Additional Information about the Portfolio

The SAI is made a part of this Prospectus. It identifies investment restrictions and provides more detailed risk descriptions and other information that may be helpful to you in your decision to invest. You may obtain a copy without charge by calling the Trust at 1-800-366-0066, or downloading it from the SEC’s website at http://www.sec.gov.

25

Information for Investors (continued) Percentage and Rating Limitation

Unless otherwise stated, the percentage limitations, ratings limitations on debt securities, or capitalization criteria on equity securities that are in this Prospectus and each Underlying Fund’s prospectus apply at the time of purchase.

A Word About Portfolio Diversity

The Underlying Funds in this Prospectus, unless specifically noted under the Underlying Funds’ principal investment strategy, are diversified, as defined in the 1940 Act. A diversified portfolio may not, as to 75% of its total assets, invest more than 5% of its total assets in any one issuer and may not purchase more than 10% of the outstanding voting securities of any one issuer (other than U.S. government securities).

Taxes and Distributions

The Portfolio intends to qualify as a regulated investment company for federal income tax purposes by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”). As qualified regulated investment companies, the Portfolio is generally not subject to federal income tax on its ordinary income and net realized capital gain that is distributed. It is the Portfolio’s intention to distribute all such income and gains.

The Portfolio also intends to comply with the diversification requirements of Section 817(h) of the Code for Variable Contracts so that owners of these contracts should not be subject to federal tax on distributions of dividends and income from the Portfolio to the insurance company’s separate accounts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Portfolio and you. Please refer to the SAI for more information about the tax status of the Portfolio.

THE TAX STATUS OF YOUR INVESTMENT IN THE PORTFOLIO DEPENDS UPON THE FEATURES OF YOUR VARIABLE CONTRACT. FOR FURTHER INFORMATION, PLEASE REFER TO THE PROSPECTUS FOR THE VARIABLE CONTRACT.

Reports to Shareholders

The fiscal year of the Portfolio ends on December 31. The Portfolio will send financial statements to its shareholders at least semi-annually. An annual shareholder report containing financial statements audited by the registered public accounting firm will be sent to shareholders each year.

26

Financial Highlights

The following financial highlights are intended to help you understand the Portfolio’s financial performance for the past 5 years (or, if shorter, for the period of the Portfolio’s operations). The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions), but does not include charges and expenses attributable to any insurance products and would be lower if they did. The information has been derived from the Portfolio’s financial statements, which have been audited by KPMG LLP, an independent registered public accounting firm, whose report, along with the Portfolio’s financial statements, are included in the annual shareholder report, which is available upon request.

27

Financial Highlights (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations			Less distributions						Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses, net of fee waivers and/or recoupments, if any(2)(3)(4)	Expenses, net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)(4)	Net assets, end of year or period	Portfolio turnover rate
Year or Period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
ING American Funds World Allocation Portfolio
09-29-08(5) - 12-31-08	10.00	0.43•	(2.41)	(1.98)	—	—	—	—	8.02	(19.80)	4.56	0.79	0.79	22.00	13,124	7

28

Accompanying Notes to Financial Highlights

(1)	Total return is calculated assuming reinvestment of dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for less than one year is not annualized.
(2)	Annualized for periods less than one year.
(3)	Expense ratios do not include expenses of Underlying Funds and do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.
(4)	Expense ratios reflect operating expenses of the Portfolio. Expenses before reductions do not reflect amounts reimbursed by the Investment Adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Portfolio. Net investment income (loss) is net of all such additions or reductions.
(5)	Commencement of operations.
•	Calculated using average number of shares outstanding throughout the period.

29

Where to go to Obtain
More Information

A Statement of Additional Information, dated May 1, 2009, has been filed with the SEC, and is made a part of this Prospectus by reference.

Additional information about the Portfolio’s investments is available in the Portfolio’s annual and semi-annual shareholder reports. In the annual shareholder report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year and the independent registered public accounting firm’s report.

To obtain free copies of the Portfolio’s annual and semi-annual shareholder reports and the Portfolio’s Statement of Additional Information or to make inquiries about the Portfolio, please write to the Trust at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258 or call 1-800-366-0066, or visit our website at www.ingfunds.com.

Information about the ING Investors Trust can be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Reports and other information about the ING Investors Trust are available on the EDGAR Database on the SEC’s Internet Site at http://www.sec.gov. You may obtain copies of information for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, NE Washington, D.C. 20549-0102.

05/01/09	SEC File No. 811-05629

ING INVESTORS TRUST

Prospectus
May 1, 2009
Adviser Class

This Prospectus is designed to help you make informed decisions about investments in ING Franklin Templeton Founding Strategy Portfolio (“Portfolio”). The Portfolio seeks to achieve its investment objective by investing in other ING mutual funds.

Consult with your investment professional to determine if the Portfolio may be suited to your financial needs, investment time horizon and risk comfort level. You should periodically review these factors to determine if you need to change your investment strategy.

ING Franklin Templeton Founding Strategy Portfolio

THE PORTFOLIO MAY NOT BE AVAILABLE IN ALL JURISDICTIONS, UNDER ALL VARIABLE CONTRACTS OR UNDER ALL PLANS

This Prospectus contains important information about investing in the Adviser Class shares of the Portfolio. You should read it carefully before you invest, and keep it for future reference. Please note that your investment: is not a bank deposit; is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”), the Federal Reserve Board or any other government agency; and is affected by market fluctuations. There is no guarantee that the Portfolio will achieve its investment objective.

As with all mutual funds, the U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities nor has the SEC judged whether the information in this Prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.

You should read this Prospectus in conjunction with the prospectus for the separate account before investing or sending any money. Both prospectuses should be read carefully and retained for future reference. You should read the complete description of the Portfolio in this Prospectus and be aware that any time you invest, there is a risk of loss of money.

1

Introduction

ING Investors Trust

The Portfolio is a series of ING Investors Trust (“Trust”). The Trust is an open-end management investment company authorized to issue multiple series and classes of shares, each with different investment objectives, policies and restrictions. The Trust offers other portfolios that are not offered in this prospectus (“Prospectus”).

An Introduction to the Portfolio

The Portfolio is designed to meet the needs of investors who prefer a single diversified investment that has an investment objective of capital appreciation and income as a secondary consideration.

The Portfolio invests in a combination of ING mutual funds sub-advised by Franklin Advisors, Inc., Franklin Mutual Advisers, LLC or Templeton Global Advisors Limited (“Underlying Funds”) that, in turn, invest directly in a wide range of portfolio securities (like stocks and bonds). Although an investor may achieve the same level of diversification by investing directly in the Underlying Funds, the Portfolio provides investors with a means to simplify their investment decisions by investing in a single diversified portfolio. If any changes are made to an Underlying Fund, these changes will be reflected in the Prospectus. However, it may take some time to fully implement the changes. Implementation will be done over a reasonable period of time while seeking to minimize disruptive effects and added costs to the Portfolio and the Underlying Funds. For more information about the Underlying Funds, please see “More Information on Investment Strategies – Investment Objectives, Main Investments and Risks of the Underlying Funds” sections later in this Prospectus.

Shares of the Portfolio are offered to separate asset accounts (“Separate Accounts”) of insurance companies as an investment option under variable annuity contracts and variable life insurance policies (“Variable Contracts”). Shares may also be offered to qualified pension and retirement plans (“Qualified Plans”) outside the Variable Contracts and to certain investment advisers and their affiliates in connection with the creation or management of the Portfolio.

This Prospectus explains the investment objective, principal investment strategies and risks of the Portfolio. Reading the Prospectus will help you to decide whether the Portfolio is the right investment for you. You should keep this Prospectus for future reference.

Classes of Shares

The Portfolio’s shares are classified into Adviser Class (“ADV Class”), Institutional Class (“Class I”) and Service Class (“Class S”) shares. The three classes of shares of the Portfolio are identical except for different expenses, certain related rights and certain shareholder services. All classes of the Portfolio have a common investment objective and investment portfolio. Only the ADV Class shares are offered by this Prospectus.

2

Description of the Portfolio

Adviser Directed Services LLC

ING Franklin Templeton Founding Strategy Portfolio

Investment Objectives

Capital appreciation. Income is a secondary consideration. The Portfolio’s investment objectives are not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

The Portfolio’s assets are invested in a combination of Underlying Funds on a fixed-percentage basis. These Underlying Funds, in turn, invest primarily in U.S. and foreign equity securities and, to a lesser extent, fixed-income and money market securities. The investment strategies of the Underlying Funds are described in the section entitled “More Information on Investment Strategies – Investment Objectives, Main Investments and Risks of the Underlying Funds.” The Adviser uses a value-oriented investment approach.

The Portfolio makes equal allocations (approximately 33 1/3%) of its assets to the following three Underlying Funds:

  ING Franklin Income Portfolio
  ING Templeton Global Growth Portfolio
  ING Franklin Mutual Shares Portfolio

The investment results of the Underlying Funds will vary. As a result, the percentage allocations to the Underlying Funds will be rebalanced at least monthly by the Portfolio’s administrator.

Principal Risks

You could lose money on an investment in the Portfolio. Although asset allocation seeks to optimize returns given various levels of risk tolerance, you still may lose money and experience volatility. Market and asset class performance may differ in the future from historical performance. There is a risk that you could achieve better returns in an Underlying Fund or other mutual funds representing a single asset class than in the Portfolio.

The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The principal investment strategies may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Call Risk
Convertible Securities Risk
Credit Risk
Debt Securities Risk
Depositary Receipts Risk
Derivatives Risk
Emerging Markets Risk
Equity Securities Risk
Foreign Investment Risk
High-Yield, Lower-Grade Debt Securities Risk
Income Risk
Interest Rate Risk
Other Investment Companies Risk
Price Volatility Risk
Securities Lending Risk
Small-Capitalization Company Risk
Sovereign Debt Risk
Value Investing Risk

There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated investment objective. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

3

Description of the Portfolio (continued) Although the Portfolio expects to be fully invested at all times, it may maintain liquidity reserves to meet redemption requests.

If you would like additional information regarding the Portfolio’s principal investment strategies and risks or the Underlying Funds’ principal investment strategies and risks, please refer to “More Information on Investment Strategies”, “Description of the Investment Adviser, Sub-Adviser, Investment Objectives, Main Investments and Risks of the Underlying Funds” and “More Information on Risks” sections later in this Prospectus.

Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the Portfolio’s performance for the first full calendar year of operations, and the table compares the Portfolio’s performance to the performance of two broad measures of market performance for the same period. The Portfolio’s past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

In addition, performance of the hypothetical portfolios is presented in the section of this Prospectus entitled “Hypothetical Portfolio Performance and Historical Performance of Existing Underlying Funds.”

The bar chart below provides some indication of the risks of investing in the Portfolio by showing the Portfolio’s ADV Class shares’ performance for the first full calendar year of operations.

Year-by-Year Total Return(1)
(For the period ended December 31)

Best and Worst Quarterly Returns during this Period:

Best:	2nd Quarter	2008:	(2.94)%
Worst:	4th Quarter	2008:	(18.66)%
4

Description of the Portfolio (continued)

The following table provides some indication of the risks of investing in the Portfolio by comparing the Portfolio’s ADV Class shares’ performance to that of two broad measures of market performance – the Standard & Poor’s 500® Composite Stock Price (“S&P 500®”) Index and the Morgan Stanley Capital International World (“MSCI World”) IndexSM. The S&P 500® is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States. The MSCI World IndexSM is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the United States, Europe, Canada Australia, New Zealand and the Far East. The indices include the reinvestment of dividends net of witholding taxes, but do not reflect fees, brokerage commissions, or other expenses of investing. It is not possible to invest directly in the indices.

Average Annual Total Returns(1) (For the periods ended December 31, 2008)
	1 Year	5 Years (or Life of Class)	10 Years
ADV Class Return	(36.04)%	(24.91)%(1)	N/A
S&P 500® Index	(37.00)%	(24.04)%(2)	N/A
MSCI World IndexSM	(40.33)%	(25.67)%(2)	N/A
(1)	ADV Class shares commenced operations on April 30, 2007.
(2)	The index returns are for the periods beginning May 1, 2007.
5

Portfolio Fees and Expenses

The tables that follow show the estimated operating expenses you pay if you buy and hold ADV Class shares of the Portfolio. Shareholders of the Portfolio will indirectly bear the fees and expenses of an Underlying Fund based upon the percentage of the Portfolio’s assets that is allocated to the Underlying Fund. Because the annual net operating expenses of each Underlying Fund, and the Portfolio’s allocation to that Underlying Fund, may vary from year to year, the fees and expenses paid by ADV Class shares of the Portfolio may vary from year to year.

Your Variable Contract or Qualified Plan is a contract between you and the issuing life insurance company or plan provider. The Trust and the Portfolio are not parties to your Variable Contract or Qualified Plan, but are merely investment options made available to you by your insurance company or plan provider under your Variable Contract or Qualified Plan. The fees and expenses of the Portfolio are not fixed or specified under the terms of your Variable Contract or Qualified Plan. The table does not reflect any fees or expenses that are, or may be, imposed under your Variable Contract or Qualified Plan. For information on these charges, please refer to the applicable Variable Contract prospectus, prospectus summary or disclosure statement. If you hold shares of the Portfolio that were purchased through an investment in a Qualified Plan, you should consult the plan administrator for information on additional expenses that may be assessed in connection with your plan.

Shareholder Transaction Expenses (fees you pay directly from your investment) – The Portfolio does not impose any loads, commissions, fees or other charges upon the purchase or redemption of shares of the Portfolio.

ADV Class Shares
Annual Portfolio Operating Expenses(1)
(as a percentage of average daily net assets)

Portfolio	Management Fee	Distribution (12b-1) Fee(2)	Shareholder Service Fee	Other Expenses(3)	Acquired (Underlying) Funds Fees and Expenses(4)	Total Operating Expenses	Waivers, Reimbursements and Recoupments(5)	Net Operating Expenses
ING Franklin Templeton Founding Strategy	0.00%	0.50%	0.25%	0.09%	0.81%	1.65%	(0.15)%	1.50%
(1)	This table shows the estimated operating expenses for the ADV Class shares of the Portfolio as a ratio of expenses to average daily net assets. The Portfolio’s expenses are based on the Portfolio’s actual operating expenses for ADV Class shares for its most recently competed fiscal year adjusted for contractual changes, if any, and fee waivers to which Directed Services LLC, the investment adviser to the Portfolio, has agreed.
(2)	ING Funds Distributor, LLC has contractually agreed to waive 0.15% of the distribution fee for ADV Class shares of the Portfolio so that the actual fee paid by the Portfolio is an annual rate of 0.35%. Absent this waiver, the distribution fee is 0.50% of net assets. The expense waiver will continue through at least May 1, 2010. There is no guarantee this waiver will continue after that date.
(3)	Pursuant to an administration agreement with the Trust, ING Funds Services, LLC may receive an annual administration fee equal to 0.05% of the average daily net assets of the Portfolio, which is reflected in Other Expenses.
(4)	The Portfolio’s Acquired (Underlying) Funds’ Fees and Expenses are estimated on a weighted average of the fees and expenses of the Underlying Funds as of December 31, 2008. The amount of fees and expenses of the Underlying Funds borne by the Portfolio will vary based on the Portfolio’s allocation of assets to, and the annualized net expenses of, the particular Underlying Funds during the Portfolio’s fiscal year.
(5)	Directed Services LLC, the investment adviser to the Portfolio, has entered into a written expense limitation agreement with respect to the Portfolio under which it will limit expenses of the Portfolio, excluding interest, taxes, brokerage commissions, and extraordinary expenses, subject to possible recoupment by Directed Services LLC within three years. The amount of the Portfolio’s expenses waived, reimbursed or recouped during the last fiscal year is shown under the heading Waivers, Reimbursements and Recoupments. The expense limitation agreement will continue through at least May 1, 2010. This amount also includes the 0.15% distribution (12b-1) fee waiver which footnote 2 explains in more detail. The expense limitation agreement is contractual and shall renew automatically for one-year terms unless Directed Services LLC provides written notice of the termination of the expense limitation agreement at least 90 days prior to the end of the then current term or upon termination of the investment management agreement. For information regarding the expense limitation agreement for the Portfolio, please see the Statement of Additional Information.
6

Portfolio Fees and Expenses (continued)

Example

The Example is intended to help you compare the cost of investing in the ADV Class shares of the Portfolio, including the costs of the Underlying Funds, with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the ADV Class shares of the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and distributions are reinvested, and that the ADV Class shares of the Portfolio’s net operating expenses remain the same. The Example does not reflect expenses and charges which are, or may be imposed by a Variable Contract or Qualified Plan that may use the Portfolio as its underlying investment option. If such expenses and charges were reflected, the expenses indicated would be higher. Although your actual cost may be higher or lower, the Example shows what your costs would be based on these assumptions. Keep in mind that this is an estimate. Actual expenses and performance may vary.

Portfolio	1 Year	3 Years	5 Years	10 Years
ING Franklin Templeton Founding Strategy(1)	$153	$506	$883	$1,942
(1)	The Example numbers reflect the contractual expense limitation agreement/waivers for the one-year period and the first year of the three-, five-, and ten-year periods.

Acquired (Underlying) Funds Annual Operating Expenses
(as a percentage of average daily net assets)

Because we use a weighted average in calculating expenses attributable to the Portfolio, the amount of the fees and expenses of the Class I shares of the Underlying Funds indirectly borne by the Portfolio will vary based on the Portfolio’s allocation of assets to, and the annualized net operating expenses of, the particular Underlying Fund during the Portfolio’s fiscal year. The following are the annual net expense ratios (as an annual percentage of average daily net assets) for each Underlying Fund as of December 31, 2008:

Underlying Funds	Net Operating Expenses
ING Franklin Income Portfolio	0.74%
ING Templeton Global Growth Portfolio	0.89%
ING Franklin Mutual Shares Portfolio	0.78%
7

More Information on Investment Strategies

Investment Objectives, Main Investments and Risks of the Underlying Funds

The Portfolio seeks to meet its investment objectives by allocating its assets among the Underlying Funds. Because the Portfolio invests in the Underlying Funds, shareholders will be affected by the principal investment strategies of each Underlying Fund. Information is provided below on each Underlying Fund, including its investment objective, main investments, main risks, investment adviser and sub-adviser. This information is intended to provide potential investors in the Portfolio with information that they may find useful in understanding the investment history and risks of the Underlying Funds. Please refer to the section entitled “More Information on Risks - Risks Associated with an Investment in the Underlying Funds” beginning on page 11 for an expanded discussion of the risks listed below for a particular Underlying Fund.

The Portfolio is designed to be a static portfolio both as to allocations to asset classes and the Underlying Funds in which it will invest. You should note, however, that over time the Portfolio may nevertheless add or delete Underlying Funds that are considered for investment. Therefore, it is not possible to predict in which Underlying Funds the Portfolio will be invested at any one time. As a result, the degree to which the Portfolio may be subject to the risks of a particular Underlying Fund will depend on the extent to which the Portfolio has invested in the Underlying Fund.

8

Description of the Investment Adviser, Sub-Adviser, Investment Objectives,  Main Investments and Risks of the Underlying Funds

ING FRANKLIN INCOME PORTFOLIO

Investment Objective: Maximize income while maintaining prospects for capital appreciation.

Investment Adviser: Directed Services LLC

Sub-Adviser: Franklin Advisers, Inc.

Main Investments: Invests in a diversified portfolio of debt and equity securities. Debt securities include all varieties of fixed, floating and variable rate instruments including secured and unsecured bonds, bonds convertible into common stock, mortgage securities, debentures, zero-coupon bonds, notes and short-term debt instruments. Equity securities include common stocks, preferred stocks and convertible securities, among others. May invest up to 100% of total assets in debt securities that are rated below investment-grade, but it is not currently expected that the portfolio will invest more than 50% of its assets in these securities. May invest up to 25% of its assets in foreign securities. It ordinarily buys foreign securities that are traded in the United States or American Depositary Receipts.

Main Risks: Call, convertible securities, credit, debt securities, depositary receipts, equity securities, foreign investment, high-yield, lower-grade debt securities, income, interest rate, liquidity, manager, market and company, market trends, maturity, other investment companies, price volatility, securities lending, U.S. government securities and obligations, and value investing.

ING FRANKLIN MUTUAL SHARES PORTFOLIO

Investment Objective: Capital appreciation with a secondary goal of income.

Investment Adviser: Directed Services LLC

Sub-Adviser: Franklin Mutual Advisers, LLC

Main Investments: Normally invests primarily in equity securities, including common and preferred stocks and convertible securities, of companies of any nation that the sub-adviser believes are available at market prices less than their value based on certain recognized or objective criteria. The portfolio invests primarily to predominantly (up to 100%) in companies with market capitalization values greater than $5 billion, although it may invest a portion of its assets in small-capitalization companies and is not limited to pre-set maximums or minimums governing size of companies in which it may invest. May invest significantly (up to 35%) in foreign securities. May also engage from time to time in an “arbitrage” strategy and may invest in distressed companies, including bank debt, lower rated or defaulted debt securities, comparable unrated debt securities, or other indebtedness of, or trade claims against, such companies. The sub-adviser may keep a portion, which may be significant at times, of the portfolio’s assets in cash or invested in high-quality, short-term money market securities, corporate debt, or direct or indirect U.S. and non-U.S. government and agency obligations.

Main Risks: Convertible securities, credit, currency, derivatives, equity securities, foreign investment, high-yield, lower-grade debt securities, investment models, liquidity, manager, market capitalization, mid-capitalization company, other investment companies, portfolio turnover, risk arbitrage securities and distressed companies, securities lending, small-capitalization company, sovereign debt, and value investing.

ING TEMPLETON GLOBAL GROWTH PORTFOLIO

Investment Objective: Capital appreciation. Current income is only an incidental consideration.

Investment Adviser: Directed Services LLC

Sub-Adviser: Templeton Global Advisors Limited

Main Investments: Invests mainly in equity securities, including common and preferred stocks and convertible securities, of companies located in a number of different countries anywhere in the world, including emerging markets. The portfolio also invests in depositary receipts and derivatives, including up to 5% in options and swap agreements. The portfolio may invest up to 25% of its total assets in debt securities of companies and governments located anywhere in the world.

Main Risks: Call, convertible securities, currency, debt securities, depositary receipts, derivatives, emerging markets, equity securities, foreign investment, liquidity, manager, market and company, other investment companies, securities lending, sovereign debt, and value investing.

9

More Information on Risks

Risk is the chance that you will lose money on an investment, or that it will not earn as much as you expect. Every mutual fund has some degree of risk depending on what it invests in and what strategies it uses. Here are some of the key risks you should know about before investing in the Portfolio:

Asset Allocation is No Guarantee Against Loss

Although asset allocation seeks to optimize returns given various levels of risk tolerance, you still may lose money and experience volatility. There is a risk that you could achieve better returns in an Underlying Fund or other mutual funds representing a single asset class than in the Portfolio.

Performance of the Underlying Funds Will Vary

The performance of the Portfolio depends upon the performances of the Underlying Funds, which are affected by changes in the economy and financial markets. The value of the Portfolio changes as the asset values of the Underlying Funds it holds go up or down. The value of your shares will fluctuate and may be worth more or less than the original cost. The timing of your investment may also affect your individual performance.

Temporary Defensive Positions

The Portfolio or an Underlying Fund may depart from its principal investment strategies by temporarily investing for defensive purposes when Directed Services LLC (“DSL”) with respect to the Portfolio or the investment adviser or sub-adviser of the Underlying Funds believes that adverse market, economic, political or other conditions may affect the Portfolio or an Underlying Fund. Instead, the Portfolio or an Underlying Fund may invest in securities believed to present less risk, such as cash items, government securities and short-term paper. While the Portfolio or an Underlying Fund invests defensively, it may not be able to pursue its investment objective. The Portfolio’s or an Underlying Fund’s defensive investment position may not be effective in protecting its value.

Conflict of Interest

In making decisions on the allocation of the assets of the Portfolio among the Underlying Funds, DSL is subject to several conflicts of interest because it serves as the investment adviser to the Portfolio and serves as investment adviser to the Underlying Funds. These conflicts could arise because some Underlying Funds pay advisory fees that are higher than others. DSL subsidizes the expenses of some of the Underlying Funds, but does not subsidize others. Therefore, DSL may have incentives to allocate and reallocate in a fashion that would advance its own interests or the interests of an Underlying Fund in addition to or rather than the Portfolio.

Risks Associated with an Investment in the Underlying Funds

The Portfolio is also affected by other kinds of risks, depending on the types of securities held by or strategies used by the Underlying Funds, such as:

Call Risk.  During periods of falling interest rates, a bond issuer may “call,” or repay, its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, an Underlying Fund would experience a decline in income.

Convertible Securities Risk.  Certain Underlying Funds may invest in convertible securities. The value of convertible securities may fall when interest rates rise and increase when interest rates fall. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates. An Underlying Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

Credit Risk.  An Underlying Fund could lose money if a bond issuer (debtor) fails to repay interest and principal in a timely manner or it goes bankrupt. This is especially true during periods of economic uncertainty or economic downturns. High-yield/high-risk bonds are especially subject to credit risk and are considered to be mostly speculative in nature.

Currency Risk.  Underlying Funds that invest directly in foreign currencies or in securities denominated in or that trade in foreign (non-U.S.) currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

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More Information on Risks (continued) Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls, or other political or economic developments in the United States or abroad. As a result, an Underlying Fund’s investments in foreign currency-denominated securities may reduce the value of an Underlying Fund’s assets.

Debt Securities Risk.  The value of debt securities may fall when interest rates rise. Debt securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter maturities. In addition, debt securities, such as bonds, involve credit risk as described above. The degree of credit risk depends on the issuer’s financial condition and on the terms of the bond. These securities are also subject to interest rate risk. This is the risk that the value of the security may fall when interest rates rise. In general, the market price of debt securities with longer maturities tends to be more volatile in response to changes in interest rates than the market price of shorter-term securities.

Depositary Receipts Risk.  Certain Underlying Funds may invest in depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Investments in depositary receipts involve risks similar to those accompanying direct investments in foreign securities.

Derivatives Risk.  Certain Underlying Funds may use futures, options, swaps and other derivative instruments to hedge or protect the Underlying Fund from adverse movements in the securities’ prices and interest rates or as an investment strategy to help attain the Underlying Fund’s investment objective. An Underlying Fund may also use a variety of currency hedging techniques, including foreign currency contracts, to attempt to hedge exchange rate risk or to gain exposure to a particular currency. An Underlying Fund’s use of derivatives could reduce returns, may not be liquid, and may not correlate precisely to the underlying securities or index. Derivative securities are subject to market risk, which could be significant for those derivatives that have a leveraging effect that could increase the volatility of an Underlying Fund and may reduce returns for the Underlying Fund. Derivatives are also subject to credit risks related to the counterparty’s ability to perform, and any deterioration in the counterparty’s creditworthiness could adversely affect the instrument. A risk of using derivatives is that the sub-adviser might imperfectly judge the market’s direction, which could render a hedging strategy ineffective or have an adverse effect on the value of the derivative.

Emerging Markets Risk.  Emerging market countries are generally defined as countries in the initial stage of their industrialization cycles with low per capita income. Investment in emerging market countries presents risks to a greater degree than, and in addition to, those presented by investment in foreign issuers in general as these countries may be less politically and economically stable than other countries. A number of emerging market countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar from time to time, and devaluation may occur after investments in those currencies by an Underlying Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

It may be more difficult to buy and sell securities in emerging market countries as many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in emerging market countries that a future economic or political crisis could lead to: price controls; forced mergers of companies; expropriation or confiscatory taxation; seizure; nationalization; foreign exchange controls that restrict the transfer of currency from a given country; or creation of government monopolies.

Equity Securities Risk.  The Underlying Funds may invest in equity securities. Equity securities include common, preferred and convertible preferred stocks and securities with values that are tied to the price of the stocks, such as rights, warrants and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of an investment in equities. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. The value of equity securities purchased by an Underlying Fund could decline if the financial condition of the companies decline or if overall market and economic conditions deteriorate. Even investment in high quality or “blue chip” equity securities or securities of established companies with large market
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More Information on Risks (continued) capitalizations (which generally have strong financial characteristics) can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be able to react less quickly to a change in the marketplace.

Foreign Investment Risk.  Certain Underlying Funds may invest in foreign securities. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates; unstable political, social, and economic conditions; possible security illiquidity; a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositories than those in the United States; less standardization of accounting standards and market regulations in certain foreign countries; foreign taxation issues; and varying foreign controls on investments. Foreign investments may also be affected by administrative difficulties, such as delays in clearing and settling transactions. In addition, securities of foreign companies may be denominated in foreign currencies and the costs of buying, selling, and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. To the extent an Underlying Fund invests in American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), and Global Depositary Receipts (“GDRs”) it is subject to risks of foreign investments, and it may not always track the price of the underlying foreign security. These factors make foreign investments more volatile and potentially less liquid than U.S. investments.

High-Yield, Lower-Grade Debt Securities Risk.  Certain Underlying Funds may invest in high-yield, lower-grade debt securities. High-yield debt securities (commonly referred to as “junk bonds”) generally present a greater credit risk that an issuer cannot make timely payment of interest or principal than an issuer of a higher-quality debt security, and typically have greater potential price volatility and principal and income risk. Changes in interest rates, the market’s perception of the issuers and the credit worthiness of the issuers may significantly affect the value of these bonds. High-yield bonds are not considered investment-grade, and are regarded as predominantly speculative with respect to the issuing company’s continuing ability to meet principal and interest payments. The secondary market in which high-yield securities are traded may be less liquid than the market for higher-grade bonds. It may be more difficult to value less liquid high-yield securities, and determination of their value may involve elements of judgment.

Income Risk.  An Underlying Fund’s income may fall due to falling interest rates. Income risk is generally the greatest for short-term bonds and the least for long-term bonds. Changes in interest rates will affect bond prices as well as bond income and the rate on which income and maturing instruments can be reinvested. The risk is typically greater for those Underlying Funds that invest in short-term debt securities.

Interest Rate Risk.  The value of debt securities and short-term money market instruments generally tend to move in the opposite direction to interest rates. When interest rates are rising, the prices of debt securities tend to fall. When interest rates are falling, the prices of debt securities tend to rise. Bonds with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than bonds with shorter durations or money market instruments. Further, economic and market conditions may cause issuers to default or go bankrupt.

Investment by Funds-of-Funds Risk.  Each of the Underlying Funds’ shares may be purchased by other investment companies, including the Portfolio. In some cases, the Underlying Fund may experience large inflows or redemptions due to allocations or rebalancings by the Portfolio. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. DSL will monitor transactions by the Portfolio and will attempt to minimize any adverse effects on the Underlying Funds and the Portfolio as a result of these transactions. So long as an Underlying Fund accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the Investment Company Act of 1940, as amended, (“1940 Act”) or under the terms of an exemptive order granted by the SEC.

Investment Models Risk.  The proprietary models used by an Underlying Fund’s sub-adviser to evaluate securities or securities markets are based on the sub-adviser’s understanding of the interplay of market factors and do not assure successful investment. The markets, or the price of individual securities, may be affected by the factors not foreseen in developing the models.

Liquidity Risk.  Liquidity risk exists when particular investments are difficult to purchase or sell. Even publicly traded securities can experience periods of less liquidity. An Underlying Fund’s investments in illiquid securities may reduce the returns of an Underlying Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which
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More Information on Risks (continued) could vary from the amount that an Underlying Fund could realize upon disposition. Underlying Funds with principal investment strategies that involve foreign securities, small companies, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Manager Risk.  An Underlying Fund’s adviser will apply investment techniques and risk analyses in making investment decisions for an Underlying Fund, but there can be no assurance that these will achieve an Underlying Fund’s objective. An Underlying Fund’s adviser could do a poor job in executing an investment strategy. An Underlying Fund’s adviser may use investment techniques or invest in securities that are not part of an Underlying Fund’s principal investment strategy. For example, if market conditions warrant, Underlying Funds that invest principally in equity securities may temporarily invest in U.S. government securities, high-quality corporate fixed-income securities, mortgage-related and asset-backed securities or money market instruments. Likewise, Underlying Funds that invest principally in small- to mid-sized companies may shift to preferred stocks and larger-capitalization stocks. These shifts may alter the risk/return characteristics of the Underlying Funds and cause them to miss investment opportunities. Individuals primarily responsible for managing the Underlying Fund may leave their firm or be replaced.

Many advisers of equity funds employ styles that are characterized as “value” or “growth.” However, these terms can have different application by different managers. One adviser’s value approach may be different from another, and one adviser’s growth approach may be different from another. For example, some value managers employ a style in which they seek to identify companies that they believe are valued at a more substantial or “deeper discount” to a company’s net worth than other value managers. Therefore, some funds that are characterized as growth or value can have greater volatility than other funds managed by other managers in a growth or value style.

Market and Company Risk.  The price of a security held by an Underlying Fund may fall due to changing economic, political or market conditions or disappointing earnings or losses. Stock prices in general may decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Further, even though the stock market is cyclical in nature, returns from a particular stock market segment in which an Underlying Fund invests may still trail returns from the overall stock market.

Market Capitalization Risk.  Stocks fall into three broad market capitalization categories — large, mid and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of small- or mid-capitalization companies, investors may migrate to the stocks of small- and mid-sized companies causing an Underlying Fund that invests in these companies to increase in value more rapidly than an Underlying Fund that invests in larger, fully-valued companies. Investing in small- and mid-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of small- and mid-capitalization companies may decline significantly in market downturns.

Market Trends Risk.  Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. For instance, from time to time, the stock market may not favor growth-oriented securities. Rather, the market could favor value-oriented securities or may not favor equity securities at all. Accordingly, the performance of an Underlying Fund may at times be better or worse than the performance of funds that focus on other types of stocks, or that have a broader investment style.

Maturity Risk.  Interest rate risk will affect the price of a fixed-income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed-income securities with longer maturities will therefore be more volatile than other fixed-income securities with shorter maturities. Conversely, fixed-income securities with shorter maturities will be less volatile but generally provide lower returns than fixed-income securities with longer maturities. The average maturity of an Underlying Fund’s fixed-income investments will affect the volatility of the Underlying Fund’s share price.

Mid-Capitalization Company Risk.  Investment in securities of mid-capitalization companies entails greater risks than investments in larger, more established companies. Mid-capitalization companies tend to have more narrow product lines, more limited financial resources, a more limited trading market for their stocks, and may be dependent on a few key managers, as compared with larger companies. As a result, their stock prices may decline significantly as market conditions change. Securities of mid-capitalization companies tend to be more volatile and less liquid than stocks of larger companies.

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More Information on Risks (continued) Other Investment Companies Risk.  Certain Underlying Funds may invest in other investment companies to the extent permitted by the 1940 Act and the rules and regulations thereunder. These may include exchange-traded funds (“ETFs”) and Holding Company Depositary Receipts (“HOLDRs”), among others. ETFs are exchange-traded investment companies that are designed to provide investment results corresponding to an equity index and include, among others, Standard & Poor’s Depositary Receipts (“SPDRs”), PowerShares QQQTM (“QQQQ”), Dow Jones Industrial Average Tracking Stocks (“Diamonds”) and iShares exchange-traded funds (“iShares”). The main risk of investing in other investment companies (including ETFs and HOLDRs) is that the value of the underlying securities held by the investment company might decrease. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions. Because the Underlying Fund may invest in other investment companies, you will pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees) in addition to the expenses of the Underlying Fund. Additional risks of investments in ETFs include: (i) an active trading market for an ETF’s shares may not develop or be maintained; or (ii) trading may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts trading generally. Because HOLDRs concentrate in the stocks of a particular industry, trends in that industry may have a dramatic impact on their value.

Portfolio Turnover Risk.  Changes to the investments of an Underlying Fund may be made regardless of the length of time particular investments have been held. A high portfolio turnover rate generally involves greater expenses, including brokerage commissions and other transactional costs, which may have an adverse impact on performance. The portfolio turnover rate of an Underlying Fund will vary from year to year, as well as within a year.

Price Volatility Risk.  The value of an Underlying Fund changes as the prices of its investments go up or down. Equity and debt securities face market, issuer, and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.

Risk Arbitrage Securities and Distressed Companies Risk.  Certain Underlying Funds, and in particular the ING Franklin Mutual Shares Portfolio, may invest in risk arbitrage securities and distressed companies. Risk arbitrage securities are securities of companies involved in restructurings (such as mergers, acquisitions, consolidations, liquidations, spinoffs, or tender or exchange offers) or that the Underlying Fund’s Sub-Adviser believes are cheap relative to an economically equivalent security of the same or another company. Distressed companies are companies that are, or are about to be, involved in reorganizations, financial restructurings or bankruptcy.

A merger or other restructuring, tender or exchange offer proposed at the time an Underlying Fund invests in risk arbitrage securities may not be completed on the terms or within the time frame contemplated, resulting in losses to the Underlying Fund. Debt obligations of distressed companies typically are unrated, lower-rated, in default or close to default. Also, securities of distressed companies are generally more likely to become worthless than the securities of more financially stable companies.

Securities Lending Risk.  An Underlying Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, an Underlying Fund may lose money and there may be a delay in recovering the loaned securities. An Underlying Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of instruments made with cash collateral. These events could trigger adverse tax consequences to the Underlying Fund. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Underlying Fund. When an Underlying Fund lends its securities, it is responsible for investing the cash collateral it receives from the borrower of the securities, and the Underlying Fund could incur losses in connection with the investment of such cash collateral.

Small-Capitalization Company Risk.  Investment in securities of small companies may entail greater risk than investments in larger, more established companies. Smaller companies may have limited product lines and market diversification or fewer financial resources, and may be dependent on a few key managers. Their securities may trade less frequently and in more limited volume than the securities of larger companies. Consequently, the prices of small company stocks
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More Information on Risks (continued) tend to rise and fall in value more than other stocks, and/or may be less liquid. When selling a large quantity of a particular stock, an Underlying Fund may have to sell at a discount from quoted prices or may have to make a series of small sales over an extended period of time due to the more limited trading volume of smaller company stocks. Although investing in small companies offers potential for above-average returns, the companies may not succeed, and the value of stock shares could decline significantly. Securities of smaller companies tend to be more volatile and less liquid than stocks of larger companies. These companies are also likely to have more limited product lines, capital resources, management depth and their securities trade less frequently and in more limited volumes than securities of larger companies.

Sovereign Debt Risk.  Certain Underlying Funds may invest in sovereign debt securities. These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position relative to its economy, or its failure to put in place economic reforms required by the International Monetary Fund or other agencies. If a government entity defaults, it may ask for more time in which to pay, or for further loans. There is no legal process for collecting sovereign debts that a government does not pay, or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

U.S. Government Securities and Obligations Risk.  Some U.S. government securities are backed by the full faith and credit of the U.S. government and are guaranteed as to both principal and interest by the U.S. Treasury. These include direct obligations such as U.S. Treasury notes, bills and bonds, as well as indirect obligations such as the Government National Mortgage Association (“GNMA”). Other U.S. government securities are not direct obligations of the U.S. Treasury, but rather are backed by the ability to borrow directly from the U.S. Treasury. Still others are supported solely by the credit of the agency or instrumentality itself and are neither guaranteed nor insured by the U.S. government. No assurance can be given that the U.S. government securities would provide financial support to such agencies if needed. U.S. government securities may be subject to varying degrees of credit risk and all U.S. government securities may be subject to price declines due to changing interest rates. Securities directly supported by the full faith and credit of the U.S. government have less credit risk.

Value Investing Risk.  Certain Underlying Funds invest in “value” stocks. A sub-adviser to an Underlying Fund may be wrong in its assessment of a company’s value and the stocks the Underlying Fund holds may not reach what the sub-adviser believes are their full values. A particular risk of an Underlying Fund’s value approach is that some holdings may not recover and provide the capital growth anticipated or a stock judged to be undervalued may actually be appropriately priced. Further, because the prices of value-oriented securities tend to correlate more closely with economic cycles than growth-oriented securities, they generally are more sensitive to changing economic conditions, such as changes in interest rates, corporate earnings, and industrial production. The market may not favor value-oriented stocks and may not favor equities at all. During those periods, the Underlying Fund’s relative performance may suffer.

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Management and Other Service Providers

Management of the Portfolio

Adviser

DSL, a Delaware limited liability company, serves as the investment adviser to the Portfolio. DSL has overall responsibility for the management of the Portfolio. DSL is registered with the SEC as an investment adviser. DSL is an indirect, wholly-owned subsidiary of ING Groep N.V. (“ING Groep”) (NYSE: ING). ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services to over 75 million private, corporate and institutional clients in more than 50 countries. With a diverse workforce of about 125,000 people, ING comprises a broad spectrum of prominent companies that increasingly serve their clients under the ING brand. As of December 31, 2008, DSL managed approximately $34.2 billion in assets. DSL’s principal address is 1475 Dunwoody Drive, West Chester, PA 19380.

DSL may engage one or more sub-advisers to provide the day-to-day management of the Portfolio. A sub-adviser may be an affiliate of DSL or may be independent. DSL acts as a “manager-of-managers” for the Portfolio. DSL may delegate to the sub-adviser of the Portfolio the responsibility for investment management, subject to DSL’s oversight. DSL would be responsible for monitoring the investment program and performance of the sub-adviser of the Portfolio.

From time to time, DSL could also recommend the appointment of additional sub-advisers or replacement of non-affiliated sub-advisers to the Portfolio’s Board. It is not expected that DSL would normally recommend replacement of affiliated sub-advisers as part of its oversight responsibilities. The Portfolio and DSL have received exemptive relief from the SEC to permit DSL, with the approval of the Portfolio’s Board, to appoint additional non-affiliated sub-advisers or to replace an existing sub-adviser with a non-affiliated sub-adviser as well as change the terms of a contract with a non-affiliated sub-adviser, without submitting the contract to a vote of the Portfolio’s shareholders. The Portfolio would notify shareholders of any change in the identity of the sub-adviser of the Portfolio or the addition of a sub-adviser to the Portfolio. In this event, the name of the Portfolio and its principal investment strategies may also change.

DSL does not receive an advisory fee.

For information regarding the basis for the Board’s approval of the investment advisory relationship, please refer to the Portfolio’s annual shareholder report dated December 31, 2008.

Portfolio Distribution

ING Funds Distributor, LLC (“ING Funds Distributor” or “Distributor”) is the principal underwriter and distributor of the Portfolio. It is a Delaware limited liability company with its principal offices at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258. ING Funds Distributor is a member of the Financial Industry Regulatory Authority (“FINRA”). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org or the FINRA BrokerCheck Hotline at 800-289-9999.

Shareholder Service and Distribution Plan

The Trust has entered into a Shareholder Service and Distribution Plan (“Plan”) in accordance with Rule 12b-1 under the Investment Company Act of 1940 (“1940 Act”). The Plan permits the Portfolio to pay marketing and other fees to support the sale and distribution of the ADV Class shares of the Portfolio and for shareholder services provided by securities dealers (including ING Funds Distributor) and other financial intermediaries and plan administrators. The annual distribution and service fees under the Plan may equal up to 0.75% of the average daily net assets of the Portfolio (a 0.25% shareholder service fee and a 0.50% distribution fee). ING Funds Distributor has agreed to waive 0.15% of the distribution fee for ADV Class shares. The expense waiver will continue through at least May 1, 2009, but in any event, the Trust will notify shareholders if it intends to pay ING Funds Distributor more than 0.35% (not to exceed 0.50% under the current Plan) in the future. Over time, these fees will increase the cost of an investor’s shares and may cost investors more than paying other types of sales charges.

How ING Compensates Entities Offering Its Portfolios as Investment Options in their Insurance Products

ING mutual funds may be offered as investment options in Variable Contracts by affiliated and non-affiliated insurance companies. In addition to paying fees under the Portfolio’s Plan, the Portfolio’s Adviser or Distributor (collectively, “ING”), out of its own resources and without additional cost to the Portfolio or its shareholders, may pay additional compensation to these insurance companies. The amount of the payment is based upon an annual percentage of the average net assets held in the Portfolio by those companies. The Portfolio’s Adviser and Distributor may make these
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Management and Other Service Providers (continued) payments for administrative, record keeping or other services that insurance companies provide to the Portfolio. These payments may also provide incentive for insurance companies to make the Portfolio available through the Variable Contracts issued by the insurance company, and thus they may promote the distribution of the shares of the Portfolio.

The distributing broker-dealer for this Portfolio is ING Funds Distributor. ING Funds Distributor has entered into such agreements with non-affiliated insurance companies. Fees payable under these arrangements are at annual rates that range from 0.15% to 0.25%. This is computed as a percentage of the average aggregate amount invested in the Portfolio by Variable Contract holders through the relevant insurance company’s Variable Contracts. As of the date of this prospectus, DSL has entered into such arrangements with the following insurance companies: Zurich Kemper Life Insurance Company; Symetra Life Insurance Company; and First Fortis Life Insurance Company.

The Adviser also has entered into similar agreements with affiliated insurers, including, but not limited to: ING Life Insurance and Annuity Company; ReliaStar Life Insurance Company; ReliaStar Life of New York; Security Life of Denver; and ING USA Annuity and Life Insurance Co. ING uses a variety of financial and accounting techniques to allocate resources and profits across the organization. These methods may take the form of cash payments to affiliates. These methods do not impact the costs incurred when investing in the Portfolio. Additionally, if the Portfolio or an Underlying Fund is not sub-advised or is sub-advised by an ING entity, ING may retain more revenue than on those portfolios or Underlying Funds it must pay to have sub-advised by non-affiliated entities. Management personnel of ING Groep may receive additional compensation if the overall amount of investments in a portfolio advised by ING Groep meets certain target levels or increases over time.

The insurance companies through which investors hold shares of the Portfolio may also pay fees to third parties in connection with distribution of Variable Contracts and for services provided to Variable Contract owners. The Portfolio, the Adviser and the Distributor are not a party to these arrangements. Investors should consult the prospectus and statement of additional information for their Variable Contracts for a discussion of these payments.

Ultimately, the agent or broker selling the Variable Contract to you could have a financial interest in selling you a particular product to increase the compensation they receive. Please make sure you read fully each prospectus and discuss any questions you have with your agent or broker.

Administrative Services

ING Funds Services, LLC (“ING Funds Services”), an affiliate of DSL, provides the Portfolio with certain administrative services. The administrative services performed by ING Funds Services include acting as a liaison among the various service providers to the Portfolio, including the custodian, portfolio accounting agent, and the insurance company or companies to which the Portfolio offers its shares. ING Funds Services is also responsible for ensuring that the Portfolio operates in compliance with applicable legal requirements and monitoring for compliance with requirements under applicable law and with the investment policies and restrictions of the Portfolio, as well as rebalancing percentage allocations to the Underlying Funds.

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Information for Investors

About Your Investment

The Portfolio is available to serve as an investment option under Variable Contracts issued by insurance companies that may or may not be part of the ING Groep group of companies. You do not buy, sell or exchange shares of the Portfolio. You choose investment options through your Variable Contract or Qualified Plan.

The insurance company that issued your Variable Contract or plan sponsor in the case of a Qualified Plan is responsible for investing in the Portfolio according to the investment options you’ve chosen. You should consult the accompanying Variable Contract prospectus or Qualified Plan documents for additional information about how this works.

Interests of the Holders of Variable Contracts and Qualified Plans

The Portfolio is available to serve as an investment option offered through Variable Contracts and Qualified Plans. The Portfolio may also be made available to certain investment advisers and their affiliates, certain other investment companies and other investors permitted under federal tax law. The Portfolio currently does not foresee any disadvantages to investors if the Portfolio serves as an investment option for Variable Contracts and offers its shares directly to Qualified Plans. However, it is possible that the interests of owners of Variable Contracts and Qualified Plans, for which the Portfolio serves as an investment option, might at some time be in conflict because of differences in tax treatment or other considerations. The Board intends to monitor events to identify any material conflicts between Variable Contract owners and Qualified Plans and other permitted investors and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in the Portfolio might be required to redeem the investment of one or more of its separate accounts from the Portfolio or a Qualified Plan might be required to redeem its investment, which might force the Portfolio to sell securities at disadvantageous prices. The Portfolio may discontinue sales to a Qualified Plan and require plan participants with existing investments in the Portfolio to redeem those investments if the Plan loses (or in the opinion of DSL, is at risk of losing) its Qualified Plan status.

Net Asset Value

The net asset value (“NAV”) per share for the Portfolio is determined each business day as of the close of regular trading (“Market Close”) on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE). The Portfolio is open for business every day the NYSE is open. The NYSE is closed on all weekends and on all national holidays and Good Friday. Portfolio shares will not be priced on those days. The NAV per share for the Portfolio is calculated by taking the value of the Portfolio’s assets, subtracting the Portfolio’s liabilities, and dividing by the number of shares that are outstanding.

The NAV of the Portfolio is based upon the NAVs of the Underlying Funds. In general, assets of the Underlying Funds are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments in securities maturing in 60 days or less are valued at amortized cost which, when combined with accrued interest, approximates market value. Securities prices may be obtained from automated pricing services. Shares of investment companies held by an Underlying Fund will generally be valued at the latest NAV reported by that company. The prospectuses for those investment companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Trading of foreign securities may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may occur on weekends or holidays when the Portfolio’s or Underlying Fund’s NAV is not calculated. As a result, the NAV of the Portfolio or an Underlying Fund (if an Underlying Fund holds foreign securities) may change on days when shareholders will not be able to purchase or redeem an Underlying Fund’s shares or when an investor will not be able to reallocate between investment options.

When market quotations are not available or are deemed unreliable, the sub-adviser to an Underlying Fund will use a fair value for the security that is determined in accordance with procedures adopted by an Underlying Fund’s Board. The types of securities for which such fair value pricing might be required include, but are not limited to:

  Foreign securities, where a foreign security whose value at the close of the foreign market on which such security principally trades, likely would have changed by the time of the close of the NYSE, or the closing value is otherwise deemed unreliable;
  Securities of an issuer that has entered into a restructuring;
18

Information for Investors (continued)
  Securities whose trading has been halted or suspended;
  Fixed-income securities that have gone into default and for which there are no current market value quotations; and
  Securities that are restricted as to transfer or resale.

Each sub-adviser to the Underlying Funds may rely on the recommendations of a fair value pricing service approved by an Underlying Fund’s Board in valuing foreign securities. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The investment adviser makes such determinations in good faith in accordance with procedures adopted by an Underlying Fund’s board of directors or trustees. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that an Underlying Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which an Underlying Fund determines its NAV per share. Please refer to the prospectus for the Underlying Funds for an explanation of the circumstances under which each Underlying Fund will use fair value pricing and the effect of fair value pricing.

When an insurance company or Qualified Plan is buying shares of the Portfolio, it will pay the NAV that is next calculated after the order from the insurance company’s Variable Contract holder or Qualified Plan participant is received in proper form. When an insurance company or Qualified Plan is selling shares, it will normally receive the NAV that is next calculated after the order from the insurance company’s Variable Contract holder or Qualifed Plan participant is received in proper form. When the Portfolio purchases shares of the Underlying Funds, it will pay the NAV of the Underlying Fund that is next calculated after the Fund receives the Portfolio’s order in proper form.

Pricing of Portfolio Shares

Investments will be processed at the NAV next calculated after an order is received and accepted by the Portfolio or its designated agent. In order to receive a day’s price, your order must be received by the earlier of 4:00 p.m. Eastern time or Market Close. The Portfolio reserves the right to suspend the offering of shares, or to reject any specific purchase order. The Portfolio may suspend redemptions or postpone payments when the NYSE is closed or when trading is restricted for any reason or under emergency circumstances as determined by the SEC.

Purchase and Redemption of Shares

The Portfolio is available to serve as an investment option through Variable Contracts and Qualified Plans outside the Separate Account context. The Portfolio also may be made available to certain investment advisers and their affiliates in connection with the creation or management of a Portfolio, management investment companies and other investors permitted under the federal tax regulations, revenue ruling or private letter ruling issued by the Internal Revenue Service. Purchases and redemptions of shares may be made only by separate accounts of insurance companies for the purpose of funding Variable Contracts, Qualified Plans, other investment companies or other permitted investors. The Portfolio may not be available as investment options in your Variable Contract, through your Qualified Plan or other investment company. Please refer to the prospectus for the appropriate insurance company Separate Account, investment company or your plan documents for information on how to direct investments in, or redemptions from an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Trust’s behalf.

Frequent Trading – Market Timing

The Portfolio is intended for long-term investment and not as short-term trading vehicle. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers should not purchase shares of the Portfolio. Shares of the Portfolio are primarily sold through omnibus account arrangements with financial intermediaries, as investment options for the Variable Contracts issued by insurance companies, and as investment options for the Qualified Plans. Omnibus accounts generally do not identify customers’ trading activity on an individual basis. The Portfolio’s administrator has agreements which require such intermediaries to provide detailed account information, including trading history, upon request of the Portfolio.

The Portfolio relies on the financial intermediaries to monitor frequent, short-term trading within the Portfolio by its customers. You should review the materials provided to you by your financial intermediary, including, in the case of a Variable Contract, the prospectus that describes the contract, or in the case of a Qualified Plan, the plan documentation, for its policies regarding frequent, short-term trading. With trading information received as a result of these agreements,
19

Information for Investors (continued) the Portfolio may make a determination that certain trading activity would be harmful to the Portfolio and their shareholders, even if such activity is not strictly prohibited by the intermediaries’ excessive trading policy. As a result, a shareholder investing directly or indirectly in the Portfolio may have their trading privileges suspended without violating the stated excessive trading policy of the intermediary. The Portfolio reserves the right, in its sole discretion and without prior notice, to reject, restrict or refuse purchase orders, whether directly or by exchange, including purchase orders that have been accepted by a financial intermediary. The Portfolio seeks assurances from financial intermediaries that they have procedures adequate to monitor and address frequent short-term trading. There is, however, no guarantee that the procedures of the financial intermediaries will be able to curtail frequent, short-term trading activity.

The Portfolio believes that market timing or frequent, short-term trading in any account, including a Variable Contract or Qualified Plan account, is not in the best interest of the Portfolio or its shareholders. Due to the disruptive nature of this activity, it can adversely impact the ability of DSL to invest assets in an orderly, long-term manner. Frequent trading can disrupt the management of the Portfolio and raise its expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; lost opportunity costs; and large asset swings that decrease the Portfolio’s ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on Portfolio performance.

The Underlying Funds that invest in foreign securities may present greater opportunities for market timers and thus be at a greater risk for excessive trading. If an event occurring after the close of a foreign market, but before the time an Underlying Fund computes its current NAV, causes a change in the price of the foreign security and such price is not reflected in the Underlying Fund’s current NAV, investors may attempt to take advantage of anticipated price movements in securities held by the Underlying Funds based on such pricing discrepancies. This is often referred to as “price arbitrage.” Such price arbitrage opportunities may also occur in Underlying Funds which do not invest in foreign securities. For example, if trading in a security held by an Underlying Fund is halted and does not resume prior to the time the Underlying Fund calculates its NAV, such “stale pricing” presents an opportunity for investors to take advantage of the pricing discrepancy. Similarily, Underlying Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be exposed to varying levels of pricing arbitrage. The Underlying Funds have adopted fair valuation policies and procedures intended to reduce the Underlying Funds’ exposure to price arbitrage, stale pricing and other potential pricing discrepancies, however, to the extent that an Underlying Fund’s NAV does not immediately reflect these changes in market conditions, short-term trading may dilute the value of Underlying Fund shares, which negatively affects long-term shareholders.

Although the policies and procedures known to the Portfolio that are followed by the financial intermediaries that use the Portfolio and the monitoring by the Portfolio are designed to discourage frequent, short-term trading, none of these measures can eliminate the possibility that frequent, short-term trading activity in the Portfolio will occur. Moreover, decisions about allowing trades in the Portfolio may be required. These decisions are inherently subjective, and will be made in a manner that is in the best interest of the Portfolio’s shareholders.

Portfolio Holdings Disclosure Policy

A description of the policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI. The Portfolio posts its portfolio holdings schedule on its website on a month-end basis and makes it available 10 days after the end of the previous calendar month (i.e., release June 30 date on July 11). The portfolio holdings schedule is as of the last day of the calendar month. A Portfolio may also post its complete or partial holdings on its website as of a specified date. The Portfolio’s portfolio holdings schedule will, at a minimum, remain available on the Portfolio’s website until the next calendar month or until the Portfolio files a Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the website information is current. The Portfolio’s website is located at www.ingfunds.com.

Additional Information about the Portfolio

The SAI is made a part of this Prospectus. It identifies investment restrictions and provides more detailed risk descriptions and other information that may be helpful to you in your decision to invest. You may obtain a copy without charge by calling the Trust at 1-800-366-0066, or downloading it from the SEC’s website at http://www.sec.gov.

Percentage and Rating Limitation

Unless otherwise stated, the percentage limitations, ratings limitations on debt securities, or capitalization criteria on equity securities that are in this Prospectus and each Underlying Fund’s prospectus apply at the time of purchase.

20

Information for Investors (continued) A Word About Portfolio Diversity

Each Underlying Fund in this Prospectus is diversified, as defined in the 1940 Act. A diversified portfolio may not, as to 75% of its total assets, invest more than 5% of its total assets in any one issuer and may not purchase more than 10% of the outstanding voting securities of any one issuer (other than U.S. government securities).

Taxes and Distributions

The Portfolio intends to qualify as a regulated investment company for federal income tax purposes by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”). As qualified regulated investment company, the Portfolio is generally not subject to federal income tax on its investment company taxable income and net realized capital gain that is distributed. It is the Portfolio’s intention to distribute all such income and gains.

The Portfolio also intends to comply with the diversification requirements of Section 817(h) of the Code for Variable Contracts so that owners of the contracts should not be subject to federal tax on distribution of dividends and income from the Portfolio to the insurance company’s separate accounts. Specifically, the Portfolio intends to diversify it investments either directly and/or through the Underlying Funds’ investments so that on the last day of the quarter of a calendar year, no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and the U.S. government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. government or an agency or instrumentality of the U.S. government is treated as a security issued by the U.S. government or its agency or instrumentality, whichever is applicable.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Portfolio and you. Please refer to the SAI for more information about the tax status of the Portfolio.

THE TAX STATUS OF YOUR INVESTMENT IN A PORTFOLIO DEPENDS UPON THE FEATURES OF YOUR VARIABLE CONTRACT. FOR FURTHER INFORMATION, PLEASE REFER TO THE PROSPECTUS FOR THE VARIABLE CONTRACT.

Reports to Shareholders

The fiscal year of the Portfolio ends on December 31. The Portfolio will send financial statements to its shareholders at least semi-annually. An annual shareholder report containing financial statements audited by the registered public accounting firm will be sent to shareholders each year.

21

Hypothetical Portfolio Performance and   Historical Performance of Existing Underlying Funds

The Portfolio commenced operations on April 30, 2007. The Portfolio, as stated previously, is a fund-of-funds, which will invest equal allocations (approximately 33 1/3%) of its assets in ING Franklin Income Portfolio, ING Templeton Global Growth Portfolio and ING Franklin Mutual Shares Portfolio (“ING Underlying Funds”), each of which is modeled after another currently existing fund. These currently existing funds are: Templeton Growth Fund advised by Templeton Global Advisors Limited, Franklin Income Fund advised by Franklin Advisers, Inc., and Franklin Mutual Shares Fund advised by Franklin Mutual Advisors, LLC (“Existing Underlying Funds”). Templeton Global Advisors Limited, Franklin Advisers, Inc. and Franklin Mutual Advisors, LLC are all wholly-owned subsidiaries of Franklin Resources, Inc.

This section contains the past performance of the Existing Underlying Funds, as well as the hypothetical results of the Portfolio’s allocation strategy (the “Franklin Founding Strategy”). The hypothetical results of the Franklin Founding Strategy were constructed by retroactively applying the Franklin Founding Strategy to the past performance of the Existing Underlying Funds for periods prior to the inception dates of the Portfolio.

Each of the Existing Underlying Funds has the same investment adviser and same portfolio manager and substantially similar investment objectives, policies and investment strategies as its corresponding ING Underlying Fund. Because of the similarities between the Existing Underlying Funds and their corresponding ING Underlying Funds in combination with the Franklin Founding Strategy, this information may help provide an indication of the Portfolio’s risks.

The past performance of the Existing Underlying Funds and the hypothetical performance of the Franklin Founding Strategy have been calculated net of fees and expenses as described in the notes for each. The total operating fees and expenses of the Existing Underlying Funds and Franklin Founding Strategy may be lower than the total operating expenses of the Portfolio or the corresponding ING Underlying Fund, in which case the Franklin Founding Strategy and Existing Underlying Funds’ performance shown would have been lower had the total operating expenses of the Portfolio and the corresponding ING Underlying Fund been used to compute the performance.

The Franklin Founding Strategy and Existing Underlying Funds’ performance is no guarantee of future results in managing the Portfolio or portion thereof. THE INFORMATION IN THIS PRESENTATION DOES NOT REPRESENT THE PERFORMANCE OF THE PORTFOLIO OR ANY PREDECESSOR TO IT.

Please note the following cautionary guidelines in reviewing this presentation:

  Performance figures are not the performance of the Portfolio or ING Underlying Funds. The hypothetical performance shown for Franklin Founding Strategy and the performance shown for the Existing Underlying Funds is not an indication of how the Portfolio or portion thereof would have performed in the past or will perform in the future. Each ING Underlying Funds’ performance in the future will be different from the Existing Underlying Funds due to factors such as cash flows in and out of the ING Underlying Funds, different fees, expenses, performance calculation methods, and portfolio sizes and composition.
  Although the Portfolio is modeled after the Franklin Founding Strategy, the Adviser may: (1) change the percentage of the Portfolio’s assets allocated to any ING Underlying Fund at any time in the future; and (2) the assets under management of each ING Underlying Fund will increase or decrease depending upon the performance and market-value of those ING Underlying Funds.
  The Portfolio expects to allocate its assets approximately equally (33 1/3%) to each ING Underlying Fund. You should consider the Adviser’s discretion to change the asset allocation among the ING Underlying Funds, and to eventually invest in other funds, when reviewing the Existing Underlying Funds’ performance and Franklin Founding Strategy’s hypothetical performance.
  Performance information — a bar chart and a table — is presented on the following pages for Class A shares of the Existing Underlying Funds that correspond to each ING Underlying Fund. The bar chart shows how each Existing Underlying Fund’s total return has varied from year to year, while the tables show performance over time (along with a broad-based market index for reference). All figures assume dividend reinvestment.
  Neither the Portfolio nor the ING Underlying Funds have front-end or deferred sales charges. The other expenses of the ADV Class shares of the Portfolio, including their Rule 12b-1 fees, may be higher than the expenses, including the Rule 12b-1 fees, of the corresponding class of an Existing Underlying Fund. The performance shown in the bar charts and tables for the Class A shares of each Existing Underlying Fund and Franklin Founding Strategy would be lower if adjusted to reflect the higher expenses of the ADV Class of the Portfolio. The performance (and hypothetical performance, in the case of the Franklin Founding Strategy) shown in the bar charts and tables would also be lower if the adviser to the Existing Underlying Funds had not reimbursed certain expenses of those portfolios during the periods shown. Year-by-year index figures do not reflect any sales charges or fund expenses and would be lower if they did. The Portfolio serves as the underlying investment vehicle for variable insurance products. The performance presented does not reflect the fees and expenses under your Variable Contract or Qualified Plan. If such fees and expenses had been reflected, performance would be lower. For information on these charges please refer to the applicable Variable Contract prospectus, prospectus summary of disclosure statement. If you hold shares of the Portfolio that were purchased through an investment in a Qualified Plan, you should consult the plan administrator for information on additional expenses that may be assessed with your plan.
22

Hypothetical Portfolio Performance and   Historical Performance of Existing Underlying Funds (continued)
  As indicated above, past performance does not indicate future results. It is important to note that the performance results presented on the following pages do not represent the performance of the Portfolio and are no indication of how it would have performed in the past or will perform in the future.
23

Hypothetical Portfolio Performance and   Historical Performance of Existing Underlying Funds (continued)

Franklin Founding Strategy

The Franklin Founding Strategy represents a composite of the performance of the Existing Underlying Funds. The Adviser anticipates using this model as the basis for managing the Portfolio. However, although the Portfolio has been allocated equally among the ING Underlying Funds, the Adviser will have the discretion to change its allocations and may in the future invest in other funds.

The following bar chart and table provide the hypothetical results for a model portfolio constructed by retroactively combining the performance of the Existing Underlying Funds pursuant to the Franklin Founding Strategy to the periods prior to the inception dates of the Portfolio. Also presented for comparison purposes are the performance returns of the Standard & Poor’s 500® Composite Stock Price (“S&P 500®”) Index and Barclays Capital U.S. Aggregate Bond (“BCAB”) Index (collectively, “Indices”). The returns of the indices do not reflect fees, brokerage commissions, taxes or other expenses of investing.

The hypothetical returns shown below are not indicative of future performance of the Portfolio or the Franklin Founding Strategy and do not represent the performance of the ING Underlying Funds. The hypothetical returns shown below do indicate the significant variation in returns in relation to the Indices, over a period of years. In fact, the hypothetical portfolio under-performed certain Indices in certain years.

THE BELOW DATA IS HYPOTHETICAL AND IS NOT A REFLECTION OF ACTUAL TRADING BY THE PORTFOLIO. NO REPRESENTATION IS MADE THAT SIMILAR RESULTS COULD HAVE BEEN OBTAINED BY ACTUAL TRADING OF A PORTFOLIO OF SECURITIES.

Franklin Founding Strategy
Hypothetical Year-by-Year Total Returns
(For the Periods ended December 31 of each year)

Hypothetical Average Annual Total Returns For Periods Ended December 31, 2008

	1 Year	5 Years	10 Years
Class A shares Return	(37.36)%	(1.21)%	3.97%
S&P 500® Index	(37.00)%	(2.19)%	(1.38)%
BCAB Index	5.24%	4.65%	5.63%

The hypothetical performance of the Franklin Founding Strategy is adjusted to be shown net of the fees and expenses of the Existing Underlying Funds. The total fees and expenses of the Existing Underlying Funds may be lower than the total fees and expenses of the ING Underlying Funds. The Franklin Founding Strategy does not reflect the advisory fee and certain other fees paid by the Portfolio. If such higher fees and expenses were reflected in the hypothetical Franklin Founding Strategy performance set forth above, performance would be lower. Actual fees may vary depending on, among other things, the applicable fee schedule and portfolio size. The hypothetical returns presented in the Franklin Founding Strategy reflect hypothetical performance an investor would have obtained had it invested in the manner shown if the allocation was fixed throughout this period and do not represent returns that any investor actually attained. Total returns assume that all dividends are reinvested. The information presented is based upon the hypothetical assumption that the Franklin Founding Strategy invested in a one-third allocation in each of the Existing Underlying Funds during the periods presented. Certain of the assumptions have been made for modeling purposes and are unlikely to be realized. No representation or warranty is made as to the reasonableness of the assumptions made or that all assumptions used in achieving the returns have been stated or fully considered. Changes in the assumptions may have a material impact on the hypothetical returns presented.

24

Hypothetical Portfolio Performance and   Historical Performance of Existing Underlying Funds (continued)

Templeton Growth Fund

The bar chart and table below show the changes in the performance of Templeton Growth Fund (one of the Existing Underlying Funds) from year to year, and the table compares the fund’s performance to that of a broad measure of market performance — the Morgan Stanley Capital International (“MSCI”) World IndexSM. The returns of the MSCI World IndexSM do not reflect fees, brokerage commissions, taxes or other expenses of investing. The fund’s past performance is no guarantee of future results.

The Templeton Growth Fund has similar investment objectives, investment strategies, and is managed by the same portfolio manager as ING Templeton Global Growth Portfolio. The returns shown below are not indicative of the future performance of ING Templeton Global Growth Portfolio.

Net Assets of Templeton Growth Fund as of December 31, 2008 were $16.5 billion across all share classes.

Templeton Growth Fund, Class A(1)(2)
Year-by-Year Total Returns
(For the Periods ended December 31 of each year)

Best and Worst Quarterly Returns during this Period:

Best:	2nd Quarter	2003:	20.22%
Worst:	4th Quarter	2008:	(22.29)%

Templeton Growth Fund, Class A
Average Annual Total Returns For the Periods Ended December 31, 2008

	1 Year	5 Years	10 Years
Class A Return(1)(2)	(43.47)%	(2.30)%	3.63%
MSCI World IndexSM	(40.71)%	(0.51)%	(0.64)%
(1)	The results shown above reflect the reinvestment of dividends and distributions, and, aside from fee and expense differences, were calculated in the same manner that is used by each ING Underlying Fund to calculate their and the Portfolio’s performance. Performance of Templeton Growth Fund is net of all other fees including sales load. Please be advised that although only one comparable fund is shown for the ING Underlying Fund, the sub-adviser for certain ING Underlying Funds may manage substantially similar mutual funds, the performance of which is not shown.
(2)	Templeton Growth Fund was subject to an expense reimbursement during the periods shown. The performance shown in the bar chart and table would be lower if the adviser to the Templeton Growth Fund had not reimbursed certain expenses of the fund during the periods shown.
25

Hypothetical Portfolio Performance and   Historical Performance of Existing Underlying Funds (continued)

Franklin Income Fund

The bar chart and table below show the changes in the performance of Franklin Income Fund (one of the Existing Underlying Funds) from year to year, and the table compares the fund’s performance to that of two broad measures of market performance — the Standard & Poor’s 500® Composite Stock Price (“S&P 500®”) Index and the Barclays Capital Aggregate Bond (“BCAB”) Index. The returns of the S&P 500® Index and the BCAB Index do not reflect fees, brokerage commissions, taxes or other expenses of investing. The fund’s past performance is no guarantee of future results.

The Franklin Income Fund has similar investment objectives, investment strategies, and is managed by the same portfolio manager as ING Franklin Income Portfolio. The returns shown below are not indicative of the future performance of ING Franklin Income Portfolio.

Net Assets of Franklin Income Fund as of December 31, 2008 were $37.3 billion across all share classes.

Franklin Income Fund, Class A(1)(2)
Year-by-Year Total Returns
(For the Periods ended December 31 of each year)

Best and Worst Quarterly Returns during this Period:

Best:	2nd Quarter	2003:	14.24%
Worst:	3rd Quarter	2008:	(15.45)%

Franklin Income Fund, Class A
Average Annual Total Returns For the Periods Ended December 31, 2008

	1 Year	5 Years	10 Years
Class A Return(1)(2)	(30.51)%	(0.08)%	4.51%
S&P 500® Index	(37.00)%	(2.19)%	(1.38)%
BCAB Index	5.24%	4.65%	5.63%
(1)	The results shown above reflect the reinvestment of dividends and distributions, and, aside from fee and expense differences, were calculated in the same manner that is used by each Underlying Fund to calculate their and the Portfolio’s performance. Performance is net of all other fees including sales load. Please be advised that although only one comparable fund is shown for the ING Underlying Fund, the sub-advisers for certain ING Underlying Funds may manage substantially similar mutual funds, the performance of which is not shown.
(2)	Franklin Income Fund was subject to an expense reimbursement during the periods shown. The performance shown in the bar chart and table would be lower if the adviser to the Franklin Income Fund had not reimbursed certain expenses of the fund during the periods shown.
26

Hypothetical Portfolio Performance and   Historical Performance of Existing Underlying Funds (continued)

Mutual Shares Fund

The bar chart and table below show the changes in the performance of Mutual Shares Fund (one of the Existing Underlying Funds) from year to year, and the table compares the fund’s performance to that of a broad measure of market performance — the Standard & Poor’s 500® Composite Stock Price (“S&P 500®”) Index. The returns of the S&P 500® Index do not reflect fees, brokerage commissions, taxes or other expenses of investing. The fund’s past performance is no guarantee of future results.

The Mutual Shares Fund has similar investment objectives, investment strategies, and is managed by the same portfolio manager as ING Franklin Mutual Shares Portfolio. The returns shown below are not indicative of the future performance of ING Franklin Mutual Shares Portfolio.

Net Assets of Mutual Shares Fund as of December 31, 2008 were $16.3 million across all share classes.

Mutual Shares Fund, Class A(1)(2)
Year-by-Year Total Returns
(For the Periods ended December 31 of each year)

Best and Worst Quarterly Returns during this Period:

Best:	2nd Quarter	2003:	12.82%
Worst:	4th Quarter	2008:	(22.29)%

Mutual Shares Fund, Class A
Average Annual Total Returns For Periods Ended December 31, 2008

	1 Year	5 Years	10 Years
Class A Return(1)(2)	(38.10)%	(1.26)%	3.78%
S&P 500® Index	(37.00)%	(2.19)%	(1.38)%
(1)	The results shown above reflect the reinvestment of dividends and distributions, and, aside from fee and expense differences, were calculated in the same manner that is used by each Underlying Fund to calculate their and the Portfolio’s performance. Performance is net of all other fees including sales load. Please be advised that although only one comparable fund is shown for the ING Underlying Fund, the sub-advisers for certain ING Underlying Funds may manage substantially similar mutual funds, the performance of which is not shown.
(2)	Mutual Shares Fund was subject to an expense reimbursement during the periods shown. The performance shown in the bar chart and table would be lower if the adviser to the Mutual Shares Fund had not reimbursed certain expenses of the fund during the periods shown.
27

Financial Highlights

The following financial highlights are intended to help you understand the Portfolio’s ADV Class shares’ financial performance for the past five years or, if shorter, for the period of the Portfolio’s operations. Certain information reflects financial results for a single Portfolio share. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions), but does not include charges and expenses attributable to any insurance products and would be lower if they did. The financial information has been derived from the Portfolios’ financial statements which have been audited by KPMG LLP, an independent registered public accounting firm, whose report, along with the Portfolio’s financial statements, are included in the annual shareholder report, which is available upon request.

28

Financial Highlights (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations			Less distributions						Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses, net of fee waivers and/or recoupments, if any(2)(3)(4)	Expenses, net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)(4)	Net assets, end of year or period	Portfolio turnover rate
Year or Period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
ING Franklin Templeton Founding Strategy Portfolio
ADV Class
12-31-08	9.68	0.16	(3.65)	(3.49)	—	0.00*	—	0.00*	6.19	(36.04)	0.84	0.69	0.69	2.01	1	12
04-30-07(5) - 12-31-07	10.00	0.03	(0.35)	(0.32)	—	—	—	—	9.68	(3.20)	0.84	0.69	0.69	0.51	1	4

See Accompanying Notes to Financial Highlights
29

Accompanying Notes to Financial Highlights

(1)	Total return is calculated assuming reinvestment of dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for less than one year is not annualized.
(2)	Annualized for periods less than one year.
(3)	Expense ratio do not include expenses of Underlying Funds and do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.
(4)	Expense ratios reflect operating expenses of the Portfolio. Expenses before reductions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage commission recapture arrangements or other expense offset arrangements and do not represent the amount paid by the Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor but prior to reductions from brokerage commission recapture arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Portfolio. Net investment income (loss) is net of all such additions or reductions.
(5)	Commencement of operations.
*	Amount is less than $0.005.
See Accompanying Notes to Financial Highlights
30

Where to go to Obtain
More Information

A Statement of Additional Information, dated May 1, 2009, has been filed with the SEC, and is made a part of this Prospectus by reference.

Additional information about the Portfolio’s investments is available in the Portfolio’s annual and semi-annual shareholder reports. In the annual shareholder report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year and the independent registered public accounting firm’s report.

To obtain free copies of the Portfolio’s annual and semi-annual shareholder reports and the Portfolio’s Statement of Additional Information or to make inquiries about the Portfolio, please write to the Trust at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258 or call 1-800-366-0066, or visit our website at www.ingfunds.com.

Information about the ING Investors Trust can be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Reports and other information about the ING Investors Trust are available on the EDGAR Database on the SEC’s Internet Site at http://www.sec.gov. You may obtain copies of information for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, NE Washington, D.C. 20549-0102.

05/01/09	SEC File No. 811-05629

ING INVESTORS TRUST

Prospectus
May 1, 2009

Institutional Class

This Prospectus is designed to help you make informed decisions about investments in ING Franklin Templeton Founding Strategy Portfolio (“Portfolio”). The Portfolio seeks to achieve its investment objective by investing in other ING mutual funds.

Consult with your investment professional to determine if the Portfolio may be suited to your financial needs, investment time horizon and risk comfort level. You should periodically review these factors to determine if you need to change your investment strategy.

ING Franklin Templeton Founding Strategy Portfolio

THE PORTFOLIO MAY NOT BE AVAILABLE IN ALL JURISDICTIONS, UNDER ALL VARIABLE CONTRACTS OR UNDER ALL PLANS

This Prospectus contains important information about investing in the Institutional Class shares of the Portfolio. You should read it carefully before you invest, and keep it for future reference. Please note that your investment: is not a bank deposit; is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency; and is affected by market fluctuations. There is no guarantee that the Portfolio will achieve its investment objective.

As with all mutual funds, the U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities nor has the SEC judged whether the information in this Prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.

You should read this Prospectus in conjunction with the prospectus for the separate account before investing or sending any money. Both prospectuses should be read carefully and retained for future reference. You should read the complete description of the Portfolio in this Prospectus and be aware that any time you invest, there is a risk of loss of money.

1

Introduction

ING Investors Trust

The Portfolio is a series of ING Investors Trust (“Trust”). The Trust is an open-end management investment company authorized to issue multiple series and classes of shares, each with different investment objectives, policies and restrictions. The Trust offers other portfolios that are not offered in this prospectus (“Prospectus”).

An Introduction to the Portfolio

The Portfolio is designed to meet the needs of investors who prefer a single diversified investment that has an investment objective of capital appreciation and income as a secondary consideration.

The Portfolio invests in a combination of ING mutual funds sub-advised by Franklin Advisors, Inc., Franklin Mutual Advisers, LLC or Templeton Global Advisors Limited (“Underlying Funds”) that, in turn, invest directly in a wide range of portfolio securities (like stocks and bonds). Although an investor may achieve the same level of diversification by investing directly in the Underlying Funds, the Portfolio provides investors with a means to simplify their investment decisions by investing in a single diversified portfolio. If any changes are made to an Underlying Fund, these changes will be reflected in the Prospectus. However, it may take some time to fully implement the changes. Implementation will be done over a reasonable period of time while seeking to minimize disruptive effects and added costs to the Portfolio and the Underlying Funds. For more information about the Underlying Funds, please see “More Information on Investment Strategies – Investment Objectives, Main Investments and Risks of the Underlying Funds” sections later in this Prospectus.

Shares of the Portfolio are offered to separate asset accounts (“Separate Accounts”) of insurance companies as an investment option under variable annuity contracts and variable life insurance policies (“Variable Contracts”). Shares may also be offered to qualified pension and retirement plans (“Qualified Plans”) outside the Variable Contracts and to certain investment advisers and their affiliates in connection with the creation or management of the Portfolio.

This Prospectus explains the investment objective, principal investment strategies and risks of the Portfolio. Reading the Prospectus will help you to decide whether the Portfolio is the right investment for you. You should keep this Prospectus for future reference.

Classes of Shares

The Portfolio’s shares are classified into Adviser Class (“ADV Class”), Institutional Class (“Class I”) and Service Class (“Class S”) shares. The three classes of shares of the Portfolio are identical except for different expenses, certain related rights and certain shareholder services. All classes of the Portfolio have a common investment objective and investment portfolio. Only the Class I shares are offered by this Prospectus.

2

Description of the Portfolio

Adviser Directed Services LLC

ING Franklin Templeton Founding Strategy Portfolio

Investment Objectives

Capital appreciation. Income is a secondary consideration. The Portfolio’s investment objectives are not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

The Portfolio’s assets are invested in a combination of Underlying Funds on a fixed-percentage basis. These Underlying Funds, in turn, invest primarily in U.S. and foreign equity securities and, to a lesser extent, fixed-income and money market securities. The investment strategies of the Underlying Funds are described in the section entitled “More Information on Investment Strategies – Investment Objectives, Main Investments and Risks of the Underlying Funds.” The Adviser uses a value-oriented investment approach.

The Portfolio makes equal allocations (approximately 33 1/3%) of its assets to the following three Underlying Funds:

  ING Franklin Income Portfolio
  ING Templeton Global Growth Portfolio
  ING Franklin Mutual Shares Portfolio

The investment results of the Underlying Funds will vary. As a result, the percentage allocations to the Underlying Funds will be rebalanced at least monthly by the Portfolio’s administrator.

Principal Risks

You could lose money on an investment in the Portfolio. Although asset allocation seeks to optimize returns given various levels of risk tolerance, you still may lose money and experience volatility. Market and asset class performance may differ in the future from historical performance. There is a risk that you could achieve better returns in an Underlying Fund or other mutual funds representing a single asset class than in the Portfolio.

The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The principal investment strategies may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Call Risk
Convertible Securities Risk
Credit Risk
Debt Securities Risk
Depositary Receipts Risk
Derivatives Risk
Emerging Markets Risk
Equity Securities Risk
Foreign Investment Risk
High-Yield, Lower-Grade Debt Securities Risk
Income Risk
Interest Rate Risk
Other Investment Companies Risk
Price Volatility Risk
Securities Lending Risk
Small-Capitalization Company Risk
Sovereign Debt Risk
Value Investing Risk

There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated investment objective. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

3

Description of the Portfolio (continued) Although the Portfolio expects to be fully invested at all times, it may maintain liquidity reserves to meet redemption requests.

If you would like additional information regarding the Portfolio’s principal investment strategies and risks or the Underlying Funds’ principal investment strategies and risks, please refer to “More Information on Investment Strategies”, “Description of the Investment Adviser, Sub-Adviser, Investment Objectives, Main Investments and Risks of the Underlying Funds” and “More Information on Risks” sections later in this Prospectus.

Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the Portfolio’s performance for the first full calendar year of operations, and the table compares the Portfolio’s performance to the performance of two broad measures of market performance for the same period. The Portfolio’s past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

In addition, performance of the hypothetical portfolios is presented in the section of this Prospectus entitled “Hypothetical Portfolio Performance and Historical Performance of Existing Underlying Funds.”

The bar chart below provides some indication of the risks of investing in the Portfolio by showing the Portfolio’s Class I shares’ performance for the first full calendar year of operations.

Year-by-Year Total Return(1)
(For the period ended December 31)

Best and Worst Quarterly Returns during this Period:

Best:	2nd Quarter	2008:	(2.71)%
Worst:	4th Quarter	2008:	(18.49)%
4

Description of the Portfolio (continued)

The following table provides some indication of the risks of investing in the Portfolio by comparing the Portfolio’s Class I shares’ performance to that of two broad measures of market performance – the Standard & Poor’s® 500 Composite Stock Price (“S&P 500®”) Index and Morgan Stanley Capital International (“MSCI World”) IndexSM. The S&P 500® is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States. The MSCI World IndexSM is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the United States, Europe, Canada Australia, New Zealand and the Far East. The indices include the reinvestment of dividends net of witholding taxes, but do not reflect fees, brokerage commissions, or other expenses of investing. It is not possible to invest directly in the indices.

Average Annual Total Returns(1) (For the periods ended December 31, 2008)
	1 Year	5 Years (or Life of Class)	10 Years
Class I Return	(35.55)%	(24.33)%(1)	N/A
S&P 500® Index	(37.00)%	(24.04)%(2)	N/A
MSCI World IndexSM	(40.33)%	(25.67)%(2)	N/A
(1)	Class I shares commenced operations on April 30, 2007.
(2)	The index returns are for the periods beginning May 1, 2007.
5

Portfolio Fees and Expenses

The tables that follow show the estimated operating expenses you pay if you buy and hold Class I shares of the Portfolio. Shareholders of the Portfolio will indirectly bear the fees and expenses of an Underlying Fund based upon the percentage of the Portfolio’s assets that is allocated to the Underlying Fund. Because the annual net operating expenses of each Underlying Fund, and the Portfolio’s allocation to that Underlying Fund, may vary from year to year, the fees and expenses paid by Class I shares of the Portfolio may vary from year to year.

Your Variable Contract or Qualified Plan is a contract between you and the issuing life insurance company or plan provider. The Trust and the Portfolio are not parties to your Variable Contract or Qualified Plan, but are merely investment options made available to you by your insurance company or plan provider under your Variable Contract or Qualified Plan. The fees and expenses of the Portfolio are not fixed or specified under the terms of your Variable Contract or Qualified Plan. The table does not reflect any fees or expenses that are, or may be, imposed under your Variable Contract or Qualified Plan. For information on these charges, please refer to the applicable Variable Contract prospectus, prospectus summary or disclosure statement. If you hold shares of the Portfolio that were purchased through an investment in a Qualified Plan, you should consult the plan administrator for information on additional expenses that may be assessed in connection with your plan.

Shareholder Transaction Expenses (fees you pay directly from your investment) – The Portfolio does not impose any loads, commissions, fees or other charges upon the purchase or redemption of shares of the Portfolio.

Class I Shares
Annual Portfolio Operating Expenses(1)
(as a percentage of average daily net assets)

Portfolio	Management Fee	Distribution (12b-1) Fee	Shareholder Service Fee	Other Expenses(2)	Acquired (Underlying) Funds Fees and Expenses(3)	Total Operating Expenses	Waivers, Reimbursements and Recoupments(4)	Net Operating Expenses
ING Franklin Templeton Founding Strategy	0.00%	—	—	0.09%	0.81%	0.90%	—	0.90%
(1)	This table shows the estimated operating expenses for the Class I shares of the Portfolio as a ratio of expenses to average daily net assets. The Portfolio’s expenses are based on the Portfolio’s actual operating expenses for Class I shares for its most recently completed fiscal year adjusted for contractual changes, if any , and fee waivers to which Directed Services LLC, the investment adviser to the Portfolio has agreed.
(2)	Pursuant to an administration agreement with the Trust, ING Funds Services, LLC may receive an annual administration fee equal to 0.05% of the average daily net assets of the Portfolio, which is reflected in Other Expenses.
(3)	The Portfolio’s Acquired (Underlying) Funds’ Fees and Expenses are estimated on a weighted average of the fees and expenses of the Underlying Funds as of December 31, 2008. The amount of fees and expenses of the Underlying Funds borne by the Portfolio will vary based on the Portfolio’s allocation of assets to, and the annualized net expenses of, the particular Underlying Funds during the Portfolio’s fiscal year.
(4)	DSL, the investment adviser to the Portfolio, has entered into a written expense limitation agreement with respect to the Portfolio under which it will limit expenses of the Portfolio, excluding interest, taxes, brokerage commissions, and extraordinary expenses, subject to possible recoupment by DSL, within three years. The amount of the Portfolio’s expenses waived, reimbursed or recouped during the last fiscal year is shown under the heading Waivers, Reimbursements and Recoupments. The expense limitation agreement will continue through at least May 1, 2010. The expense limitation agreement is contractual and shall renew automatically for one-year terms unless DSL, provides written notice of the termination of the expense limitation agreement at least 90 days prior to the end of the then current term or upon termination of the investment management agreement. For information regarding the expense limitation agreement for the Portfolio, please see the Statement of Additional Information.
6

Portfolio Fees and Expenses (continued)

Example

The Example is intended to help you compare the cost of investing in the Class I shares of the Portfolio, including the costs of the Underlying Funds, with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Class I shares of the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and distributions are reinvested, and that the Class I shares of the Portfolio’s net operating expenses remain the same. The Example does not reflect expenses and charges which are, or may be imposed by a Variable Contract or Qualified Plan that may use the Portfolio as its underlying investment option. If such expenses and charges were reflected, the expenses indicated would be higher. Although your actual cost may be higher or lower, the Example shows what your costs would be based on these assumptions. Keep in mind that this is an estimate. Actual expenses and performance may vary.

Portfolio	1 Year	3 Years	5 Years	10 Years
ING Franklin Templeton Founding Strategy	$92	$287	$498	$1,108

Acquired (Underlying) Funds Annual Operating Expenses
(as a percentage of average daily net assets)

Because we use a weighted average in calculating expenses attributable to the Portfolio, the amount of the fees and expenses of the Class I shares of the Underlying Funds indirectly borne by the Portfolio will vary based on the Portfolio’s allocation of assets to, and the annualized net operating expenses of, the particular Underlying Fund during the Portfolio’s fiscal year. The following are the annual net expense ratios (as an annual percentage of average daily net assets) for each Underlying Fund as of December 31, 2008:

Underlying Funds	Net Operating Expenses
ING Franklin Income Portfolio	0.74%
ING Templeton Global Growth Portfolio	0.89%
ING Franklin Mutual Shares Portfolio	0.78%
7

More Information on Investment Strategies

Investment Objectives, Main Investments and Risks of the Underlying Funds

The Portfolio seeks to meet its investment objectives by allocating its assets among the Underlying Funds. Because the Portfolio invests in the Underlying Funds, shareholders will be affected by the principal investment strategies of each Underlying Fund. Information is provided below on each Underlying Fund, including its investment objective, main investments, main risks, investment adviser and sub-adviser. This information is intended to provide potential investors in the Portfolio with information that they may find useful in understanding the investment history and risks of the Underlying Funds. Please refer to the section entitled “More Information on Risks - Risks Associated with an Investment in the Underlying Funds” beginning on page 11 for an expanded discussion of the risks listed below for a particular Underlying Fund.

The Portfolio is designed to be a static portfolio both as to allocations to asset classes and the Underlying Funds in which it will invest. You should note, however, that over time the Portfolio may nevertheless add or delete Underlying Funds that are considered for investment. Therefore, it is not possible to predict in which Underlying Funds the Portfolio will be invested at any one time. As a result, the degree to which the Portfolio may be subject to the risks of a particular Underlying Fund will depend on the extent to which the Portfolio has invested in the Underlying Fund.

8

Description of the Investment Adviser, Sub-Adviser, Investment Objectives,  Main Investments and Risks of the Underlying Funds

ING FRANKLIN INCOME PORTFOLIO

Investment Objective: Maximize income while maintaining prospects for capital appreciation.

Investment Adviser: Directed Services LLC

Sub-Adviser: Franklin Advisers, Inc.

Main Investments: Invests in a diversified portfolio of debt and equity securities. Debt securities include all varieties of fixed, floating and variable rate instruments including secured and unsecured bonds, bonds convertible into common stock, mortgage securities, debentures, zero-coupon bonds, notes and short-term debt instruments. Equity securities include common stocks, preferred stocks and convertible securities, among others. May invest up to 100% of total assets in debt securities that are rated below investment-grade, but it is not currently expected that the portfolio will invest more than 50% of its assets in these securities. May invest up to 25% of its assets in foreign securities. It ordinarily buys foreign securities that are traded in the United States or American Depositary Receipts.

Main Risks: Call, convertible securities, credit, debt securities, depositary receipts, equity securities, foreign investment, high-yield, lower-grade debt securities, income, interest rate, liquidity, manager, market and company, market trends, maturity, other investment companies, price volatility, securities lending, U.S. government securities and obligations, and value investing.

ING FRANKLIN MUTUAL SHARES PORTFOLIO

Investment Objective: Capital appreciation with a secondary goal of income.

Investment Adviser: Directed Services LLC

Sub-Adviser: Franklin Mutual Advisers, LLC

Main Investments: Normally invests primarily in equity securities, including common and preferred stocks and convertible securities, of companies of any nation that the sub-adviser believes are available at market prices less than their value based on certain recognized or objective criteria. The portfolio invests primarily to predominantly (up to 100%) in companies with market capitalization values greater than $5 billion, although it may invest a portion of its assets in small-capitalization companies and is not limited to pre-set maximums or minimums governing size of companies in which it may invest. May invest significantly (up to 35%) in foreign securities. May also engage from time to time in an “arbitrage” strategy and may invest in distressed companies, including bank debt, lower rated or defaulted debt securities, comparable unrated debt securities, or other indebtedness of, or trade claims against, such companies. The sub-adviser may keep a portion, which may be significant at times, of the portfolio’s assets in cash or invested in high-quality, short-term money market securities, corporate debt, or direct or indirect U.S. and non-U.S. government and agency obligations.

Main Risks: Convertible securities, credit, currency, derivatives, equity securities, foreign investment, high-yield, lower-grade debt securities, investment models, liquidity, manager, market capitalization, mid-capitalization company, other investment companies, portfolio turnover, risk arbitrage securities and distressed companies, securities lending, small-capitalization company, sovereign debt, and value investing.

ING TEMPLETON GLOBAL GROWTH PORTFOLIO

Investment Objective: Capital appreciation. Current income is only an incidental consideration.

Investment Adviser: Directed Services LLC

Sub-Adviser: Templeton Global Advisors Limited

Main Investments: Invests mainly in equity securities, including common and preferred stocks and convertible securities, of companies located in a number of different countries anywhere in the world, including emerging markets. The portfolio also invests in depositary receipts and derivatives, including up to 5% in options and swap agreements. The portfolio may invest up to 25% of its total assets in debt securities of companies and governments located anywhere in the world.

Main Risks: Call, convertible securities, currency, debt securities, depositary receipts, derivatives, emerging markets, equity securities, foreign investment, liquidity, manager, market and company, other investment companies, securities lending, sovereign debt, and value investing.

9

More Information on Risks

Risk is the chance that you will lose money on an investment, or that it will not earn as much as you expect. Every mutual fund has some degree of risk depending on what it invests in and what strategies it uses. Here are some of the key risks you should know about before investing in the Portfolio:

Asset Allocation is No Guarantee Against Loss

Although asset allocation seeks to optimize returns given various levels of risk tolerance, you still may lose money and experience volatility. There is a risk that you could achieve better returns in an Underlying Fund or other mutual funds representing a single asset class than in the Portfolio.

Performance of the Underlying Funds Will Vary

The performance of the Portfolio depends upon the performances of the Underlying Funds, which are affected by changes in the economy and financial markets. The value of the Portfolio changes as the asset values of the Underlying Funds it holds go up or down. The value of your shares will fluctuate and may be worth more or less than the original cost. The timing of your investment may also affect your individual performance.

Temporary Defensive Positions

The Portfolio or an Underlying Fund may depart from its principal investment strategies by temporarily investing for defensive purposes when Directed Services LLC (“DSL”) with respect to the Portfolio or the investment adviser or sub-adviser of the Underlying Funds believes that adverse market, economic, political or other conditions may affect the Portfolio or an Underlying Fund. Instead, the Portfolio or an Underlying Fund may invest in securities believed to present less risk, such as cash items, government securities and short-term paper. While the Portfolio or an Underlying Fund invests defensively, it may not be able to pursue its investment objective. The Portfolio’s or an Underlying Fund’s defensive investment position may not be effective in protecting its value.

Conflict of Interest

In making decisions on the allocation of the assets of the Portfolio among the Underlying Funds, DSL is subject to several conflicts of interest because it serves as the investment adviser to the Portfolio and serves as investment adviser to the Underlying Funds. These conflicts could arise because some Underlying Funds pay advisory fees that are higher than others. DSL subsidizes the expenses of some of the Underlying Funds, but does not subsidize others. Therefore, DSL may have incentives to allocate and reallocate in a fashion that would advance its own interests or the interests of an Underlying Fund in addition to or rather than the Portfolio.

Risks Associated with an Investment in the Underlying Funds

The Portfolio is also affected by other kinds of risks, depending on the types of securities held by or strategies used by the Underlying Funds, such as:

Call Risk.  During periods of falling interest rates, a bond issuer may “call,” or repay, its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, an Underlying Fund would experience a decline in income.

Convertible Securities Risk.  Certain Underlying Funds may invest in convertible securities. The value of convertible securities may fall when interest rates rise and increase when interest rates fall. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates. An Underlying Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

Credit Risk.  An Underlying Fund could lose money if a bond issuer (debtor) fails to repay interest and principal in a timely manner or it goes bankrupt. This is especially true during periods of economic uncertainty or economic downturns. High-yield/high-risk bonds are especially subject to credit risk and are considered to be mostly speculative in nature.

Currency Risk.  Underlying Funds that invest directly in foreign currencies or in securities denominated in or that trade in foreign (non-U.S.) currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

10

More Information on Risks (continued) Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls, or other political or economic developments in the United States or abroad. As a result, an Underlying Fund’s investments in foreign currency-denominated securities may reduce the value of an Underlying Fund’s assets.

Debt Securities Risk.  The value of debt securities may fall when interest rates rise. Debt securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter maturities. In addition, debt securities, such as bonds, involve credit risk as described above. The degree of credit risk depends on the issuer’s financial condition and on the terms of the bond. These securities are also subject to interest rate risk. This is the risk that the value of the security may fall when interest rates rise. In general, the market price of debt securities with longer maturities tends to be more volatile in response to changes in interest rates than the market price of shorter-term securities.

Depositary Receipts Risk.  Certain Underlying Funds may invest in depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Investments in depositary receipts involve risks similar to those accompanying direct investments in foreign securities.

Derivatives Risk.  Certain Underlying Funds may use futures, options, swaps and other derivative instruments to hedge or protect the Underlying Fund from adverse movements in the securities’ prices and interest rates or as an investment strategy to help attain the Underlying Fund’s investment objective. An Underlying Fund may also use a variety of currency hedging techniques, including foreign currency contracts, to attempt to hedge exchange rate risk or to gain exposure to a particular currency. An Underlying Fund’s use of derivatives could reduce returns, may not be liquid, and may not correlate precisely to the underlying securities or index. Derivative securities are subject to market risk, which could be significant for those derivatives that have a leveraging effect that could increase the volatility of an Underlying Fund and may reduce returns for the Underlying Fund. Derivatives are also subject to credit risks related to the counterparty’s ability to perform, and any deterioration in the counterparty’s creditworthiness could adversely affect the instrument. A risk of using derivatives is that the sub-adviser might imperfectly judge the market’s direction, which could render a hedging strategy ineffective or have an adverse effect on the value of the derivative.

Emerging Markets Risk.  Emerging market countries are generally defined as countries in the initial stage of their industrialization cycles with low per capita income. Investment in emerging market countries presents risks to a greater degree than, and in addition to, those presented by investment in foreign issuers in general as these countries may be less politically and economically stable than other countries. A number of emerging market countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar from time to time, and devaluation may occur after investments in those currencies by an Underlying Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

It may be more difficult to buy and sell securities in emerging market countries as many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in emerging market countries that a future economic or political crisis could lead to: price controls; forced mergers of companies; expropriation or confiscatory taxation; seizure; nationalization; foreign exchange controls that restrict the transfer of currency from a given country; or creation of government monopolies.

Equity Securities Risk.  The Underlying Funds may invest in equity securities. Equity securities include common, preferred and convertible preferred stocks and securities with values that are tied to the price of the stocks, such as rights, warrants and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of an investment in equities. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. The value of equity securities purchased by an Underlying Fund could decline if the financial condition of the companies decline or if overall market and economic conditions deteriorate. Even investment in high quality or “blue chip” equity securities or securities of established companies with large market
11

More Information on Risks (continued) capitalizations (which generally have strong financial characteristics) can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be able to react less quickly to a change in the marketplace.

Foreign Investment Risk.  Certain Underlying Funds may invest in foreign securities. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates; unstable political, social, and economic conditions; possible security illiquidity; a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositories than those in the United States; less standardization of accounting standards and market regulations in certain foreign countries; foreign taxation issues; and varying foreign controls on investments. Foreign investments may also be affected by administrative difficulties, such as delays in clearing and settling transactions. In addition, securities of foreign companies may be denominated in foreign currencies and the costs of buying, selling, and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. To the extent an Underlying Fund invests in American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), and Global Depositary Receipts (“GDRs”) it is subject to risks of foreign investments, and it may not always track the price of the underlying foreign security. These factors make foreign investments more volatile and potentially less liquid than U.S. investments.

High-Yield, Lower-Grade Debt Securities Risk.  Certain Underlying Funds may invest in high-yield, lower-grade debt securities. High-yield debt securities (commonly referred to as “junk bonds”) generally present a greater credit risk that an issuer cannot make timely payment of interest or principal than an issuer of a higher-quality debt security, and typically have greater potential price volatility and principal and income risk. Changes in interest rates, the market’s perception of the issuers and the credit worthiness of the issuers may significantly affect the value of these bonds. High-yield bonds are not considered investment-grade, and are regarded as predominantly speculative with respect to the issuing company’s continuing ability to meet principal and interest payments. The secondary market in which high-yield securities are traded may be less liquid than the market for higher-grade bonds. It may be more difficult to value less liquid high-yield securities, and determination of their value may involve elements of judgment.

Income Risk.  An Underlying Fund’s income may fall due to falling interest rates. Income risk is generally the greatest for short-term bonds and the least for long-term bonds. Changes in interest rates will affect bond prices as well as bond income and the rate on which income and maturing instruments can be reinvested. The risk is typically greater for those Underlying Funds that invest in short-term debt securities.

Interest Rate Risk.  The value of debt securities and short-term money market instruments generally tend to move in the opposite direction to interest rates. When interest rates are rising, the prices of debt securities tend to fall. When interest rates are falling, the prices of debt securities tend to rise. Bonds with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than bonds with shorter durations or money market instruments. Further, economic and market conditions may cause issuers to default or go bankrupt.

Investment by Funds-of-Funds Risk.  Each of the Underlying Funds’ shares may be purchased by other investment companies, including the Portfolio. In some cases, the Underlying Fund may experience large inflows or redemptions due to allocations or rebalancings by the Portfolio. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. DSL will monitor transactions by the Portfolio and will attempt to minimize any adverse effects on the Underlying Funds and the Portfolio as a result of these transactions. So long as an Underlying Fund accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the Investment Company Act of 1940, as amended, (“1940 Act”) or under the terms of an exemptive order granted by the SEC.

Investment Models Risk.  The proprietary models used by an Underlying Fund’s sub-adviser to evaluate securities or securities markets are based on the sub-adviser’s understanding of the interplay of market factors and do not assure successful investment. The markets, or the price of individual securities, may be affected by the factors not foreseen in developing the models.

Liquidity Risk.  Liquidity risk exists when particular investments are difficult to purchase or sell. Even publicly traded securities can experience periods of less liquidity. An Underlying Fund’s investments in illiquid securities may reduce the returns of an Underlying Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which
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More Information on Risks (continued) could vary from the amount that an Underlying Fund could realize upon disposition. Underlying Funds with principal investment strategies that involve foreign securities, small companies, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Manager Risk.  An Underlying Fund’s adviser will apply investment techniques and risk analyses in making investment decisions for an Underlying Fund, but there can be no assurance that these will achieve an Underlying Fund’s objective. An Underlying Fund’s adviser could do a poor job in executing an investment strategy. An Underlying Fund’s adviser may use investment techniques or invest in securities that are not part of an Underlying Fund’s principal investment strategy. For example, if market conditions warrant, Underlying Funds that invest principally in equity securities may temporarily invest in U.S. government securities, high-quality corporate fixed-income securities, mortgage-related and asset-backed securities or money market instruments. Likewise, Underlying Funds that invest principally in small- to mid-sized companies may shift to preferred stocks and larger-capitalization stocks. These shifts may alter the risk/return characteristics of the Underlying Funds and cause them to miss investment opportunities. Individuals primarily responsible for managing the Underlying Fund may leave their firm or be replaced.

Many advisers of equity funds employ styles that are characterized as “value” or “growth.” However, these terms can have different application by different managers. One adviser’s value approach may be different from another, and one adviser’s growth approach may be different from another. For example, some value managers employ a style in which they seek to identify companies that they believe are valued at a more substantial or “deeper discount” to a company’s net worth than other value managers. Therefore, some funds that are characterized as growth or value can have greater volatility than other funds managed by other managers in a growth or value style.

Market and Company Risk.  The price of a security held by an Underlying Fund may fall due to changing economic, political or market conditions or disappointing earnings or losses. Stock prices in general may decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Further, even though the stock market is cyclical in nature, returns from a particular stock market segment in which an Underlying Fund invests may still trail returns from the overall stock market.

Market Capitalization Risk.  Stocks fall into three broad market capitalization categories — large, mid and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of small- or mid-capitalization companies, investors may migrate to the stocks of small- and mid-sized companies causing an Underlying Fund that invests in these companies to increase in value more rapidly than an Underlying Fund that invests in larger, fully-valued companies. Investing in small- and mid-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of small- and mid-capitalization companies may decline significantly in market downturns.

Market Trends Risk.  Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. For instance, from time to time, the stock market may not favor growth-oriented securities. Rather, the market could favor value-oriented securities or may not favor equity securities at all. Accordingly, the performance of an Underlying Fund may at times be better or worse than the performance of funds that focus on other types of stocks, or that have a broader investment style.

Maturity Risk.  Interest rate risk will affect the price of a fixed-income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed-income securities with longer maturities will therefore be more volatile than other fixed-income securities with shorter maturities. Conversely, fixed-income securities with shorter maturities will be less volatile but generally provide lower returns than fixed-income securities with longer maturities. The average maturity of an Underlying Fund’s fixed-income investments will affect the volatility of the Underlying Fund’s share price.

Mid-Capitalization Company Risk.  Investment in securities of mid-capitalization companies entails greater risks than investments in larger, more established companies. Mid-capitalization companies tend to have more narrow product lines, more limited financial resources, a more limited trading market for their stocks, and may be dependent on a few key managers, as compared with larger companies. As a result, their stock prices may decline significantly as market conditions change. Securities of mid-capitalization companies tend to be more volatile and less liquid than stocks of larger companies.

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More Information on Risks (continued) Other Investment Companies Risk.  Certain Underlying Funds may invest in other investment companies to the extent permitted by the 1940 Act and the rules and regulations thereunder. These may include exchange-traded funds (“ETFs”) and Holding Company Depositary Receipts (“HOLDRs”), among others. ETFs are exchange-traded investment companies that are designed to provide investment results corresponding to an equity index and include, among others, Standard & Poor’s Depositary Receipts (“SPDRs”), PowerShares QQQTM (“QQQQ”), Dow Jones Industrial Average Tracking Stocks (“Diamonds”) and iShares exchange-traded funds (“iShares”). The main risk of investing in other investment companies (including ETFs and HOLDRs) is that the value of the underlying securities held by the investment company might decrease. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions. Because the Underlying Fund may invest in other investment companies, you will pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees) in addition to the expenses of the Underlying Fund. Additional risks of investments in ETFs include: (i) an active trading market for an ETF’s shares may not develop or be maintained; or (ii) trading may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts trading generally. Because HOLDRs concentrate in the stocks of a particular industry, trends in that industry may have a dramatic impact on their value.

Portfolio Turnover Risk.  Changes to the investments of an Underlying Fund may be made regardless of the length of time particular investments have been held. A high portfolio turnover rate generally involves greater expenses, including brokerage commissions and other transactional costs, which may have an adverse impact on performance. The portfolio turnover rate of an Underlying Fund will vary from year to year, as well as within a year.

Price Volatility Risk.  The value of an Underlying Fund changes as the prices of its investments go up or down. Equity and debt securities face market, issuer, and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.

Risk Arbitrage Securities and Distressed Companies Risk.  Certain Underlying Funds, and in particular the ING Franklin Mutual Shares Portfolio, may invest in risk arbitrage securities and distressed companies. Risk arbitrage securities are securities of companies involved in restructurings (such as mergers, acquisitions, consolidations, liquidations, spinoffs, or tender or exchange offers) or that the Underlying Fund’s Sub-Adviser believes are cheap relative to an economically equivalent security of the same or another company. Distressed companies are companies that are, or are about to be, involved in reorganizations, financial restructurings or bankruptcy.

A merger or other restructuring, tender or exchange offer proposed at the time an Underlying Fund invests in risk arbitrage securities may not be completed on the terms or within the time frame contemplated, resulting in losses to the Underlying Fund. Debt obligations of distressed companies typically are unrated, lower-rated, in default or close to default. Also, securities of distressed companies are generally more likely to become worthless than the securities of more financially stable companies.

Securities Lending Risk.  An Underlying Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, an Underlying Fund may lose money and there may be a delay in recovering the loaned securities. An Underlying Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of instruments made with cash collateral. These events could trigger adverse tax consequences to the Underlying Fund. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Underlying Fund. When an Underlying Fund lends its securities, it is responsible for investing the cash collateral it receives from the borrower of the securities, and the Underlying Fund could incur losses in connection with the investment of such cash collateral.

Small-Capitalization Company Risk.  Investment in securities of small companies may entail greater risk than investments in larger, more established companies. Smaller companies may have limited product lines and market diversification or fewer financial resources, and may be dependent on a few key managers. Their securities may trade less frequently and in more limited volume than the securities of larger companies. Consequently, the prices of small company stocks
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More Information on Risks (continued) tend to rise and fall in value more than other stocks, and/or may be less liquid. When selling a large quantity of a particular stock, an Underlying Fund may have to sell at a discount from quoted prices or may have to make a series of small sales over an extended period of time due to the more limited trading volume of smaller company stocks. Although investing in small companies offers potential for above-average returns, the companies may not succeed, and the value of stock shares could decline significantly. Securities of smaller companies tend to be more volatile and less liquid than stocks of larger companies. These companies are also likely to have more limited product lines, capital resources, management depth and their securities trade less frequently and in more limited volumes than securities of larger companies.

Sovereign Debt Risk.  Certain Underlying Funds may invest in sovereign debt securities. These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position relative to its economy, or its failure to put in place economic reforms required by the International Monetary Fund or other agencies. If a government entity defaults, it may ask for more time in which to pay, or for further loans. There is no legal process for collecting sovereign debts that a government does not pay, or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

U.S. Government Securities and Obligations Risk.  Some U.S. government securities are backed by the full faith and credit of the U.S. government and are guaranteed as to both principal and interest by the U.S. Treasury. These include direct obligations such as U.S. Treasury notes, bills and bonds, as well as indirect obligations such as the Government National Mortgage Association (“GNMA”). Other U.S. government securities are not direct obligations of the U.S. Treasury, but rather are backed by the ability to borrow directly from the U.S. Treasury. Still others are supported solely by the credit of the agency or instrumentality itself and are neither guaranteed nor insured by the U.S. government. No assurance can be given that the U.S. government securities would provide financial support to such agencies if needed. U.S. government securities may be subject to varying degrees of credit risk and all U.S. government securities may be subject to price declines due to changing interest rates. Securities directly supported by the full faith and credit of the U.S. government have less credit risk.

Value Investing Risk.  Certain Underlying Funds invest in “value” stocks. A sub-adviser to an Underlying Fund may be wrong in its assessment of a company’s value and the stocks the Underlying Fund holds may not reach what the sub-adviser believes are their full values. A particular risk of an Underlying Fund’s value approach is that some holdings may not recover and provide the capital growth anticipated or a stock judged to be undervalued may actually be appropriately priced. Further, because the prices of value-oriented securities tend to correlate more closely with economic cycles than growth-oriented securities, they generally are more sensitive to changing economic conditions, such as changes in interest rates, corporate earnings, and industrial production. The market may not favor value-oriented stocks and may not favor equities at all. During those periods, the Underlying Fund’s relative performance may suffer.

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Management and Other Service Providers

Management of the Portfolio

Adviser

DSL, a Delaware limited liability company, serves as the investment adviser to the Portfolio. DSL has overall responsibility for the management of the Portfolio. DSL is registered with the SEC as an investment adviser. DSL is an indirect, wholly-owned subsidiary of ING Groep N.V. (“ING Groep”) (NYSE: ING). ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services to over 75 million private, corporate and institutional clients in more than 50 countries. With a diverse workforce of about 125,000 people, ING comprises a broad spectrum of prominent companies that increasingly serve their clients under the ING brand. As of December 31, 2008, DSL managed approximately $34.2 billion in assets. DSL’s principal address is 1475 Dunwoody Drive, West Chester, PA 19380.

DSL may engage one or more sub-advisers to provide the day-to-day management of the Portfolio. A sub-adviser may be an affiliate of DSL or may be independent. DSL acts as a “manager-of-managers” for the Portfolio. DSL may delegate to the sub-adviser of the Portfolio the responsibility for investment management, subject to DSL’s oversight. DSL would be responsible for monitoring the investment program and performance of the sub-adviser of the Portfolio.

From time to time, DSL could also recommend the appointment of additional sub-advisers or replacement of non-affiliated sub-advisers to the Portfolio’s Board. It is not expected that DSL would normally recommend replacement of affiliated sub-advisers as part of its oversight responsibilities. The Portfolio and DSL have received exemptive relief from the SEC to permit DSL, with the approval of the Portfolio’s Board, to appoint additional non-affiliated sub-advisers or to replace an existing sub-adviser with a non-affiliated sub-adviser as well as change the terms of a contract with a non-affiliated sub-adviser, without submitting the contract to a vote of the Portfolio’s shareholders. The Portfolio would notify shareholders of any change in the identity of the sub-adviser of the Portfolio or the addition of a sub-adviser to the Portfolio. In this event, the name of the Portfolio and its principal investment strategies may also change.

DSL does not receive an advisory fee.

For information regarding the basis for the Board’s approval of the investment advisory relationship, please refer to the Portfolio’s annual shareholder report dated December 31, 2008.

Portfolio Distribution

ING Funds Distributor, LLC (“ING Funds Distributor” or “Distributor”) is the principal underwriter and distributor of the Portfolio. It is a Delaware limited liability company with its principal offices at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258. ING Funds Distributor is a member of the Financial Industry Regulatory Authority (“FINRA”). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org or the FINRA BrokerCheck Hotline at 800-289-9999.

How ING Compensates Entities Offering Its Portfolios as Investment Options in their Insurance Products

ING mutual funds may be offered as investment options in Variable Contracts by affiliated and non-affiliated insurance companies. In addition to paying fees under the Portfolio’s Plan, the Portfolio’s Adviser or Distributor (collectively, “ING”), out of its own resources and without additional cost to the Portfolio or its shareholders, may pay additional compensation to these insurance companies. The amount of the payment is based upon an annual percentage of the average net assets held in the Portfolio by those companies. The Portfolio’s Adviser and Distributor may make these payments for administrative, record keeping or other services that insurance companies provide to the Portfolio. These payments may also provide incentive for insurance companies to make the Portfolio available through the Variable Contracts issued by the insurance company, and thus they may promote the distribution of the shares of the Portfolio.

The distributing broker-dealer for this Portfolio is ING Funds Distributor. ING Funds Distributor has entered into such agreements with non-affiliated insurance companies. Fees payable under these arrangements are at annual rates that range from 0.15% to 0.25%. This is computed as a percentage of the average aggregate amount invested in the Portfolio by Variable Contract holders through the relevant insurance company’s Variable Contracts. As of the date of this prospectus, DSL has entered into such arrangements with the following insurance companies: Zurich Kemper Life Insurance Company; Symetra Life Insurance Company; and First Fortis Life Insurance Company.

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Management and Other Service Providers (continued) The Adviser also has entered into similar agreements with affiliated insurers, including, but not limited to: ING Life Insurance and Annuity Company; ReliaStar Life Insurance Company; ReliaStar Life of New York; Security Life of Denver; and ING USA Annuity and Life Insurance Co. ING uses a variety of financial and accounting techniques to allocate resources and profits across the organization. These methods may take the form of cash payments to affiliates. These methods do not impact the costs incurred when investing in the Portfolio. Additionally, if the Portfolio or an Underlying Fund is not sub-advised or is sub-advised by an ING entity, ING may retain more revenue than on those portfolios or Underlying Funds it must pay to have sub-advised by non-affiliated entities. Management personnel of ING Groep may receive additional compensation if the overall amount of investments in a portfolio advised by ING Groep meets certain target levels or increases over time.

The insurance companies through which investors hold shares of the Portfolio may also pay fees to third parties in connection with distribution of Variable Contracts and for services provided to Variable Contract owners. The Portfolio, the Adviser and the Distributor are not a party to these arrangements. Investors should consult the prospectus and statement of additional information for their Variable Contracts for a discussion of these payments.

Ultimately, the agent or broker selling the Variable Contract to you could have a financial interest in selling you a particular product to increase the compensation they receive. Please make sure you read fully each prospectus and discuss any questions you have with your agent or broker.

Administrative Services

ING Funds Services, LLC (“ING Funds Services”), an affiliate of DSL, provides the Portfolio with certain administrative services. The administrative services performed by ING Funds Services include acting as a liaison among the various service providers to the Portfolio, including the custodian, portfolio accounting agent, and the insurance company or companies to which the Portfolio offers its shares. ING Funds Services is also responsible for ensuring that the Portfolio operates in compliance with applicable legal requirements and monitoring for compliance with requirements under applicable law and with the investment policies and restrictions of the Portfolio, as well as rebalancing percentage allocations to the Underlying Funds.

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Information for Investors

About Your Investment

The Portfolio is available to serve as an investment option under Variable Contracts issued by insurance companies that may or may not be part of the ING Groep group of companies. You do not buy, sell or exchange shares of the Portfolio. You choose investment options through your Variable Contract or Qualified Plan.

The insurance company that issued your Variable Contract or plan sponsor in the case of a Qualified Plan is responsible for investing in the Portfolio according to the investment options you’ve chosen. You should consult the accompanying Variable Contract prospectus or Qualified Plan documents for additional information about how this works.

Interests of the Holders of Variable Contracts and Qualified Plans

The Portfolio is available to serve as an investment option offered through Variable Contracts and Qualified Plans. The Portfolio may also be made available to certain investment advisers and their affiliates, certain other investment companies and other investors permitted under federal tax law. The Portfolio currently does not foresee any disadvantages to investors if the Portfolio serves as an investment option for Variable Contracts and offers its shares directly to Qualified Plans. However, it is possible that the interests of owners of Variable Contracts and Qualified Plans, for which the Portfolio serves as an investment option, might at some time be in conflict because of differences in tax treatment or other considerations. The Board intends to monitor events to identify any material conflicts between Variable Contract owners and Qualified Plans and other permitted investors and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in the Portfolio might be required to redeem the investment of one or more of its separate accounts from the Portfolio or a Qualified Plan might be required to redeem its investment, which might force the Portfolio to sell securities at disadvantageous prices. The Portfolio may discontinue sales to a Qualified Plan and require plan participants with existing investments in the Portfolio to redeem those investments if the Plan loses (or in the opinion of DSL, is at risk of losing) its Qualified Plan status.

Net Asset Value

The net asset value (“NAV”) per share for the Portfolio is determined each business day as of the close of regular trading (“Market Close”) on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE). The Portfolio is open for business every day the NYSE is open. The NYSE is closed on all weekends and on all national holidays and Good Friday. Portfolio shares will not be priced on those days. The NAV per share for the Portfolio is calculated by taking the value of the Portfolio’s assets, subtracting the Portfolio’s liabilities, and dividing by the number of shares that are outstanding.

The NAV of the Portfolio is based upon the NAVs of the Underlying Funds. In general, assets of the Underlying Funds are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments in securities maturing in 60 days or less are valued at amortized cost which, when combined with accrued interest, approximates market value. Securities prices may be obtained from automated pricing services. Shares of investment companies held by an Underlying Fund will generally be valued at the latest NAV reported by that company. The prospectuses for those investment companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Trading of foreign securities may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may occur on weekends or holidays when the Portfolio’s or Underlying Fund’s NAV is not calculated. As a result, the NAV of the Portfolio or an Underlying Fund (if an Underlying Fund holds foreign securities) may change on days when shareholders will not be able to purchase or redeem an Underlying Fund’s shares or when an investor will not be able to reallocate between investment options.

When market quotations are not available or are deemed unreliable, the sub-adviser to an Underlying Fund will use a fair value for the security that is determined in accordance with procedures adopted by an Underlying Fund’s Board. The types of securities for which such fair value pricing might be required include, but are not limited to:

  Foreign securities, where a foreign security whose value at the close of the foreign market on which such security principally trades, likely would have changed by the time of the close of the NYSE, or the closing value is otherwise deemed unreliable;
  Securities of an issuer that has entered into a restructuring;
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Information for Investors (continued)
  Securities whose trading has been halted or suspended;
  Fixed-income securities that have gone into default and for which there are no current market value quotations; and
  Securities that are restricted as to transfer or resale.

Each sub-adviser to the Underlying Funds may rely on the recommendations of a fair value pricing service approved by an Underlying Fund’s Board in valuing foreign securities. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The investment adviser makes such determinations in good faith in accordance with procedures adopted by an Underlying Fund’s board of directors or trustees. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that an Underlying Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which an Underlying Fund determines its NAV per share. Please refer to the prospectus for the Underlying Funds for an explanation of the circumstances under which each Underlying Fund will use fair value pricing and the effect of fair value pricing.

When an insurance company or Qualified Plan is buying shares of the Portfolio, it will pay the NAV that is next calculated after the order from the insurance company’s Variable Contract holder or Qualified Plan participant is received in proper form. When an insurance company or Qualified Plan is selling shares, it will normally receive the NAV that is next calculated after the order from the insurance company’s Variable Contract holder or Qualifed Plan participant is received in proper form. When the Portfolio purchases shares of the Underlying Funds, it will pay the NAV of the Underlying Fund that is next calculated after the Fund receives the Portfolio’s order in proper form.

Pricing of Portfolio Shares

Investments will be processed at the NAV next calculated after an order is received and accepted by the Portfolio or its designated agent. In order to receive a day’s price, your order must be received by the earlier of 4:00 p.m. Eastern time or Market Close. The Portfolio reserves the right to suspend the offering of shares, or to reject any specific purchase order. The Portfolio may suspend redemptions or postpone payments when the NYSE is closed or when trading is restricted for any reason or under emergency circumstances as determined by the SEC.

Purchase and Redemption of Shares

The Portfolio is available to serve as an investment option through Variable Contracts and Qualified Plans outside the Separate Account context. The Portfolio also may be made available to certain investment advisers and their affiliates in connection with the creation or management of a Portfolio, management investment companies and other investors permitted under the federal tax regulations, revenue ruling or private letter ruling issued by the Internal Revenue Service. Purchases and redemptions of shares may be made only by separate accounts of insurance companies for the purpose of funding Variable Contracts, Qualified Plans, other investment companies or other permitted investors. The Portfolio may not be available as investment options in your Variable Contract, through your Qualified Plan or other investment company. Please refer to the prospectus for the appropriate insurance company Separate Account, investment company or your plan documents for information on how to direct investments in, or redemptions from an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Trust’s behalf.

Frequent Trading – Market Timing

The Portfolio is intended for long-term investment and not as short-term trading vehicle. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers should not purchase shares of the Portfolio. Shares of the Portfolio are primarily sold through omnibus account arrangements with financial intermediaries, as investment options for the Variable Contracts issued by insurance companies, and as investment options for the Qualified Plans. Omnibus accounts generally do not identify customers’ trading activity on an individual basis. The Portfolio’s administrator has agreements which require such intermediaries to provide detailed account information, including trading history, upon request of the Portfolio.

The Portfolio relies on the financial intermediaries to monitor frequent, short-term trading within the Portfolio by its customers. You should review the materials provided to you by your financial intermediary, including, in the case of a Variable Contract, the prospectus that describes the contract, or in the case of a Qualified Plan, the plan documentation, for its policies regarding frequent, short-term trading. With trading information received as a result of these agreements,
19

Information for Investors (continued) the Portfolio may make a determination that certain trading activity would be harmful to the Portfolio and their shareholders, even if such activity is not strictly prohibited by the intermediaries’ excessive trading policy. As a result, a shareholder investing directly or indirectly in the Portfolio may have their trading privileges suspended without violating the stated excessive trading policy of the intermediary. The Portfolio reserves the right, in its sole discretion and without prior notice, to reject, restrict or refuse purchase orders, whether directly or by exchange, including purchase orders that have been accepted by a financial intermediary. The Portfolio seeks assurances from financial intermediaries that they have procedures adequate to monitor and address frequent short-term trading. There is, however, no guarantee that the procedures of the financial intermediaries will be able to curtail frequent, short-term trading activity.

The Portfolio believes that market timing or frequent, short-term trading in any account, including a Variable Contract or Qualified Plan account, is not in the best interest of the Portfolio or its shareholders. Due to the disruptive nature of this activity, it can adversely impact the ability of DSL to invest assets in an orderly, long-term manner. Frequent trading can disrupt the management of the Portfolio and raise its expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; lost opportunity costs; and large asset swings that decrease the Portfolio’s ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on Portfolio performance.

The Underlying Funds that invest in foreign securities may present greater opportunities for market timers and thus be at a greater risk for excessive trading. If an event occurring after the close of a foreign market, but before the time an Underlying Fund computes its current NAV, causes a change in the price of the foreign security and such price is not reflected in the Underlying Fund’s current NAV, investors may attempt to take advantage of anticipated price movements in securities held by the Underlying Funds based on such pricing discrepancies. This is often referred to as “price arbitrage.” Such price arbitrage opportunities may also occur in Underlying Funds which do not invest in foreign securities. For example, if trading in a security held by an Underlying Fund is halted and does not resume prior to the time the Underlying Fund calculates its NAV, such “stale pricing” presents an opportunity for investors to take advantage of the pricing discrepancy. Similarily, Underlying Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be exposed to varying levels of pricing arbitrage. The Underlying Funds have adopted fair valuation policies and procedures intended to reduce the Underlying Funds’ exposure to price arbitrage, stale pricing and other potential pricing discrepancies, however, to the extent that an Underlying Fund’s NAV does not immediately reflect these changes in market conditions, short-term trading may dilute the value of Underlying Fund shares, which negatively affects long-term shareholders.

Although the policies and procedures known to the Portfolio that are followed by the financial intermediaries that use the Portfolio and the monitoring by the Portfolio are designed to discourage frequent, short-term trading, none of these measures can eliminate the possibility that frequent, short-term trading activity in the Portfolio will occur. Moreover, decisions about allowing trades in the Portfolio may be required. These decisions are inherently subjective, and will be made in a manner that is in the best interest of the Portfolio’s shareholders.

Portfolio Holdings Disclosure Policy

A description of the policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI. The Portfolio posts its portfolio holdings schedule on its website on a month-end basis and makes it available 10 days after the end of the previous calendar month (i.e., release June 30 date on July 11). The portfolio holdings schedule is as of the last day of the calendar month. A Portfolio may also post its complete or partial holdings on its website as of a specified date. The Portfolio’s portfolio holdings schedule will, at a minimum, remain available on the Portfolio’s website until the next calendar month or until the Portfolio files a Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the website information is current. The Portfolio’s website is located at www.ingfunds.com.

Additional Information about the Portfolio

The SAI is made a part of this Prospectus. It identifies investment restrictions and provides more detailed risk descriptions and other information that may be helpful to you in your decision to invest. You may obtain a copy without charge by calling the Trust at 1-800-366-0066, or downloading it from the SEC’s website at http://www.sec.gov.

Percentage and Rating Limitation

Unless otherwise stated, the percentage limitations, ratings limitations on debt securities, or capitalization criteria on equity securities that are in this Prospectus and each Underlying Fund’s prospectus apply at the time of purchase.

20

Information for Investors (continued) A Word About Portfolio Diversity

Each Underlying Fund in this Prospectus is diversified, as defined in the 1940 Act. A diversified portfolio may not, as to 75% of its total assets, invest more than 5% of its total assets in any one issuer and may not purchase more than 10% of the outstanding voting securities of any one issuer (other than U.S. government securities).

Taxes and Distributions

The Portfolio intends to qualify as a regulated investment company for federal income tax purposes by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”). As qualified regulated investment company, the Portfolio is generally not subject to federal income tax on its investment company taxable income and net realized capital gain that is distributed. It is the Portfolio’s intention to distribute all such income and gains.

The Portfolio also intends to comply with the diversification requirements of Section 817(h) of the Code for Variable Contracts so that owners of the contracts should not be subject to federal tax on distribution of dividends and income from the Portfolio to the insurance company’s separate accounts. Specifically, the Portfolio intends to diversify it investments either directly and/or through the Underlying Funds’ investments so that on the last day of the quarter of a calendar year, no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and the U.S. government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. government or an agency or instrumentality of the U.S. government is treated as a security issued by the U.S. government or its agency or instrumentality, whichever is applicable.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Portfolio and you. Please refer to the SAI for more information about the tax status of the Portfolio.

THE TAX STATUS OF YOUR INVESTMENT IN A PORTFOLIO DEPENDS UPON THE FEATURES OF YOUR VARIABLE CONTRACT. FOR FURTHER INFORMATION, PLEASE REFER TO THE PROSPECTUS FOR THE VARIABLE CONTRACT.

Reports to Shareholders

The fiscal year of the Portfolio ends on December 31. The Portfolio will send financial statements to its shareholders at least semi-annually. An annual shareholder report containing financial statements audited by the registered public accounting firm will be sent to shareholders each year.

21

Hypothetical Portfolio Performance and   Historical Performance of Existing Underlying Funds

The Portfolio commenced operations on April 30, 2007. The Portfolio, as stated previously, is a fund-of-funds, which will invest equal allocations (approximately 33 1/3%) of its assets in ING Franklin Income Portfolio, ING Templeton Global Growth Portfolio and ING Franklin Mutual Shares Portfolio (“ING Underlying Funds”), each of which is modeled after another currently existing fund. These currently existing funds are: Templeton Growth Fund advised by Templeton Global Advisors Limited, Franklin Income Fund advised by Franklin Advisers, Inc., and Franklin Mutual Shares Fund advised by Franklin Mutual Advisors, LLC (“Existing Underlying Funds”). Templeton Global Advisors Limited, Franklin Advisers, Inc. and Franklin Mutual Advisors, LLC are all wholly-owned subsidiaries of Franklin Resources, Inc.

This section contains the past performance of the Existing Underlying Funds, as well as the hypothetical results of the Portfolio’s allocation strategy (the “Franklin Founding Strategy”). The hypothetical results of the Franklin Founding Strategy were constructed by retroactively applying the Franklin Founding Strategy to the past performance of the Existing Underlying Funds for periods prior to the inception dates of the Portfolio.

Each of the Existing Underlying Funds has the same investment adviser and same portfolio manager and substantially similar investment objectives, policies and investment strategies as its corresponding ING Underlying Fund. Because of the similarities between the Existing Underlying Funds and their corresponding ING Underlying Funds in combination with the Franklin Founding Strategy, this information may help provide an indication of the Portfolio’s risks.

The past performance of the Existing Underlying Funds and the hypothetical performance of the Franklin Founding Strategy have been calculated net of fees and expenses as described in the notes for each. The total operating fees and expenses of the Existing Underlying Funds and Franklin Founding Strategy may be lower than the total operating expenses of the Portfolio or the corresponding ING Underlying Fund, in which case the Franklin Founding Strategy and Existing Underlying Funds’ performance shown would have been lower had the total operating expenses of the Portfolio and the corresponding ING Underlying Fund been used to compute the performance.

The Franklin Founding Strategy and Existing Underlying Funds’ performance is no guarantee of future results in managing the Portfolio or portion thereof. THE INFORMATION IN THIS PRESENTATION DOES NOT REPRESENT THE PERFORMANCE OF THE PORTFOLIO OR ANY PREDECESSOR TO IT.

Please note the following cautionary guidelines in reviewing this presentation:

  Performance figures are not the performance of the Portfolio or ING Underlying Funds. The hypothetical performance shown for Franklin Founding Strategy and the performance shown for the Existing Underlying Funds is not an indication of how the Portfolio or portion thereof would have performed in the past or will perform in the future. Each ING Underlying Funds’ performance in the future will be different from the Existing Underlying Funds due to factors such as cash flows in and out of the ING Underlying Funds, different fees, expenses, performance calculation methods, and portfolio sizes and composition.
  Although the Portfolio is modeled after the Franklin Founding Strategy, the Adviser may: (1) change the percentage of the Portfolio’s assets allocated to any ING Underlying Fund at any time in the future; and (2) the assets under management of each ING Underlying Fund will increase or decrease depending upon the performance and market-value of those ING Underlying Funds.
  The Portfolio expects to allocate its assets approximately equally (33 1/3%) to each ING Underlying Fund. You should consider the Adviser’s discretion to change the asset allocation among the ING Underlying Funds, and to eventually invest in other funds, when reviewing the Existing Underlying Funds’ performance and Franklin Founding Strategy’s hypothetical performance.
  Performance information — a bar chart and a table — is presented on the following pages for Class A shares of the Existing Underlying Funds that correspond to each ING Underlying Fund. The bar chart shows how each Existing Underlying Fund’s total return has varied from year to year, while the tables show performance over time (along with a broad-based market index for reference). All figures assume dividend reinvestment.
  Neither the Portfolio nor the ING Underlying Funds have front-end or deferred sales charges. The other expenses of the ADV Class shares of the Portfolio, including their Rule 12b-1 fees, may be higher than the expenses, including the Rule 12b-1 fees, of the corresponding class of an Existing Underlying Fund. The performance shown in the bar charts and tables for the Class A shares of each Existing Underlying Fund and Franklin Founding Strategy would be lower if adjusted to reflect the higher expenses of the ADV Class of the Portfolio. The performance (and hypothetical performance, in the case of the Franklin Founding Strategy) shown in the bar charts and tables would also be lower if the adviser to the Existing Underlying Funds had not reimbursed certain expenses of those portfolios during the periods shown. Year-by-year index figures do not reflect any sales charges or fund expenses and would be lower if they did. The Portfolio serves as the underlying investment vehicle for variable insurance products. The performance presented does not reflect the fees and expenses under your Variable Contract or Qualified Plan. If such fees and expenses had been reflected, performance would be lower. For information on these charges please refer to the applicable Variable Contract prospectus, prospectus summary of disclosure statement. If you hold shares of the Portfolio that were purchased through an investment in a Qualified Plan, you should consult the plan administrator for information on additional expenses that may be assessed with your plan.
22

Hypothetical Portfolio Performance and   Historical Performance of Existing Underlying Funds (continued)
  As indicated above, past performance does not indicate future results. It is important to note that the performance results presented on the following pages do not represent the performance of the Portfolio and are no indication of how it would have performed in the past or will perform in the future.
23

Hypothetical Portfolio Performance and   Historical Performance of Existing Underlying Funds (continued)

Franklin Founding Strategy

The Franklin Founding Strategy represents a composite of the performance of the Existing Underlying Funds. The Adviser anticipates using this model as the basis for managing the Portfolio. However, although the Portfolio has been allocated equally among the ING Underlying Funds, the Adviser will have the discretion to change its allocations and may in the future invest in other funds.

The following bar chart and table provide the hypothetical results for a model portfolio constructed by retroactively combining the performance of the Existing Underlying Funds pursuant to the Franklin Founding Strategy to the periods prior to the inception dates of the Portfolio. Also presented for comparison purposes are the performance returns of the Standard & Poor’s 500® Composite Stock Price (“S&P 500®”) Index and Barclays Capital U.S. Aggregate Bond (“BCAB”) Index (collectively, “Indices”). The returns of the indices do not reflect fees, brokerage commissions, taxes or other expenses of investing.

The hypothetical returns shown below are not indicative of future performance of the Portfolio or the Franklin Founding Strategy and do not represent the performance of the ING Underlying Funds. The hypothetical returns shown below do indicate the significant variation in returns in relation to the Indices, over a period of years. In fact, the hypothetical portfolio under-performed certain Indices in certain years.

THE BELOW DATA IS HYPOTHETICAL AND IS NOT A REFLECTION OF ACTUAL TRADING BY THE PORTFOLIO. NO REPRESENTATION IS MADE THAT SIMILAR RESULTS COULD HAVE BEEN OBTAINED BY ACTUAL TRADING OF A PORTFOLIO OF SECURITIES.

Franklin Founding Strategy
Hypothetical Year-by-Year Total Returns
(For the Periods ended December 31 of each year)

Hypothetical Average Annual Total Returns For Periods Ended December 31, 2008

	1 Year	5 Years	10 Years
Class A shares Return	(37.36)%	(1.21)%	3.97%
S&P 500® Index	(37.00)%	(2.19)%	(1.38)%
BCAB Index	5.24%	4.65%	5.63%

The hypothetical performance of the Franklin Founding Strategy is adjusted to be shown net of the fees and expenses of the Existing Underlying Funds. The total fees and expenses of the Existing Underlying Funds may be lower than the total fees and expenses of the ING Underlying Funds. The Franklin Founding Strategy does not reflect the advisory fee and certain other fees paid by the Portfolio. If such higher fees and expenses were reflected in the hypothetical Franklin Founding Strategy performance set forth above, performance would be lower. Actual fees may vary depending on, among other things, the applicable fee schedule and portfolio size. The hypothetical returns presented in the Franklin Founding Strategy reflect hypothetical performance an investor would have obtained had it invested in the manner shown if the allocation was fixed throughout this period and do not represent returns that any investor actually attained. Total returns assume that all dividends are reinvested. The information presented is based upon the hypothetical assumption that the Franklin Founding Strategy invested in a one-third allocation in each of the Existing Underlying Funds during the periods presented. Certain of the assumptions have been made for modeling purposes and are unlikely to be realized. No representation or warranty is made as to the reasonableness of the assumptions made or that all assumptions used in achieving the returns have been stated or fully considered. Changes in the assumptions may have a material impact on the hypothetical returns presented.

24

Hypothetical Portfolio Performance and   Historical Performance of Existing Underlying Funds (continued)

Templeton Growth Fund

The bar chart and table below show the changes in the performance of Templeton Growth Fund (one of the Existing Underlying Funds) from year to year, and the table compares the fund’s performance to that of a broad measure of market performance — the Morgan Stanley Capital International (“MSCI”) World IndexSM. The returns of the MSCI World IndexSM do not reflect fees, brokerage commissions, taxes or other expenses of investing. The fund’s past performance is no guarantee of future results.

The Templeton Growth Fund has similar investment objectives, investment strategies, and is managed by the same portfolio manager as ING Templeton Global Growth Portfolio. The returns shown below are not indicative of the future performance of ING Templeton Global Growth Portfolio.

Net Assets of Templeton Growth Fund as of December 31, 2008 were $16.5 billion across all share classes.

Templeton Growth Fund, Class A(1)(2)
Year-by-Year Total Returns
(For the Periods ended December 31 of each year)

Best and Worst Quarterly Returns during this Period:

Best:	2nd Quarter	2003:	20.22%
Worst:	4th Quarter	2008:	(22.29)%

Templeton Growth Fund, Class A
Average Annual Total Returns For the Periods Ended December 31, 2008

	1 Year	5 Years	10 Years
Class A Return(1)(2)	(43.47)%	(2.30)%	3.63%
MSCI World IndexSM	(40.71)%	(0.51)%	(0.64)%
(1)	The results shown above reflect the reinvestment of dividends and distributions, and, aside from fee and expense differences, were calculated in the same manner that is used by each ING Underlying Fund to calculate their and the Portfolio’s performance. Performance of Templeton Growth Fund is net of all other fees including sales load. Please be advised that although only one comparable fund is shown for the ING Underlying Fund, the sub-adviser for certain ING Underlying Funds may manage substantially similar mutual funds, the performance of which is not shown.
(2)	Templeton Growth Fund was subject to an expense reimbursement during the periods shown. The performance shown in the bar chart and table would be lower if the adviser to the Templeton Growth Fund had not reimbursed certain expenses of the fund during the periods shown.
25

Hypothetical Portfolio Performance and   Historical Performance of Existing Underlying Funds (continued)

Franklin Income Fund

The bar chart and table below show the changes in the performance of Franklin Income Fund (one of the Existing Underlying Funds) from year to year, and the table compares the fund’s performance to that of two broad measures of market performance — the Standard & Poor’s 500® Composite Stock Price (“S&P 500®”) Index and the Barclays Capital Aggregate Bond (“BCAB”) Index. The returns of the S&P 500® Index and the BCAB Index do not reflect fees, brokerage commissions, taxes or other expenses of investing. The fund’s past performance is no guarantee of future results.

The Franklin Income Fund has similar investment objectives, investment strategies, and is managed by the same portfolio manager as ING Franklin Income Portfolio. The returns shown below are not indicative of the future performance of ING Franklin Income Portfolio.

Net Assets of Franklin Income Fund as of December 31, 2008 were $37.3 billion across all share classes.

Franklin Income Fund, Class A(1)(2)
Year-by-Year Total Returns
(For the Periods ended December 31 of each year)

Best and Worst Quarterly Returns during this Period:

Best:	2nd Quarter	2003:	14.24%
Worst:	3rd Quarter	2008:	(15.45)%

Franklin Income Fund, Class A
Average Annual Total Returns For the Periods Ended December 31, 2008

	1 Year	5 Years	10 Years
Class A Return(1)(2)	(30.51)%	(0.08)%	4.51%
S&P 500® Index	(37.00)%	(2.19)%	(1.38)%
BCAB Index	5.24%	4.65%	5.63%
(1)	The results shown above reflect the reinvestment of dividends and distributions, and, aside from fee and expense differences, were calculated in the same manner that is used by each Underlying Fund to calculate their and the Portfolio’s performance. Performance is net of all other fees including sales load. Please be advised that although only one comparable fund is shown for the ING Underlying Fund, the sub-advisers for certain ING Underlying Funds may manage substantially similar mutual funds, the performance of which is not shown.
(2)	Franklin Income Fund was subject to an expense reimbursement during the periods shown. The performance shown in the bar chart and table would be lower if the adviser to the Franklin Income Fund had not reimbursed certain expenses of the fund during the periods shown.
26

Hypothetical Portfolio Performance and   Historical Performance of Existing Underlying Funds (continued)

Mutual Shares Fund

The bar chart and table below show the changes in the performance of Mutual Shares Fund (one of the Existing Underlying Funds) from year to year, and the table compares the fund’s performance to that of a broad measure of market performance — the Standard & Poor’s 500® Composite Stock Price (“S&P 500®”) Index. The returns of the S&P 500® Index do not reflect fees, brokerage commissions, taxes or other expenses of investing. The fund’s past performance is no guarantee of future results.

The Mutual Shares Fund has similar investment objectives, investment strategies, and is managed by the same portfolio manager as ING Franklin Mutual Shares Portfolio. The returns shown below are not indicative of the future performance of ING Franklin Mutual Shares Portfolio.

Net Assets of Mutual Shares Fund as of December 31, 2008 were $16.3 million across all share classes.

Mutual Shares Fund, Class A(1)(2)
Year-by-Year Total Returns
(For the Periods ended December 31 of each year)

Best and Worst Quarterly Returns during this Period:

Best:	2nd Quarter	2003:	12.82%
Worst:	4th Quarter	2008:	(22.29)%

Mutual Shares Fund, Class A
Average Annual Total Returns For Periods Ended December 31, 2008

	1 Year	5 Years	10 Years
Class A Return(1)(2)	(38.10)%	(1.26)%	3.78%
S&P 500® Index	(37.00)%	(2.19)%	(1.38)%
(1)	The results shown above reflect the reinvestment of dividends and distributions, and, aside from fee and expense differences, were calculated in the same manner that is used by each Underlying Fund to calculate their and the Portfolio’s performance. Performance is net of all other fees including sales load. Please be advised that although only one comparable fund is shown for the ING Underlying Fund, the sub-advisers for certain ING Underlying Funds may manage substantially similar mutual funds, the performance of which is not shown.
(2)	Mutual Shares Fund was subject to an expense reimbursement during the periods shown. The performance shown in the bar chart and table would be lower if the adviser to the Mutual Shares Fund had not reimbursed certain expenses of the fund during the periods shown.
27

Financial Highlights

The following financial highlights are intended to help you understand the Portfolio’s Class I shares’ financial performance for the past five years or, if shorter, for the period of the Portfolio’s operations. Certain information reflects financial results for a single Portfolio share. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions), but does not include charges and expenses attributable to any insurance products and would be lower if they did. The financial information has been derived from the Portfolios’ financial statements which have been audited by KPMG LLP, an independent registered public accounting firm, whose report, along with the Portfolio’s financial statements, are included in the annual shareholder report, which is available upon request.

28

Financial Highlights (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations			Less distributions						Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses, net of fee waivers and/or recoupments, if any(2)(3)(4)	Expenses, net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)(4)	Net assets, end of year or period	Portfolio turnover rate
Year or Period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
ING Franklin Templeton Founding Strategy Portfolio
Class I
12-31-08	9.73	0.49•	(3.95)	(3.46)	0.01	0.00*	—	0.01	6.26	(35.55)	0.09	0.09	0.09	6.49	644	12
04-30-07(5) - 12-31-07	10.00	0.07	(0.34)	(0.27)	—	—	—	—	9.73	(2.70)	0.09	0.09	0.09	1.11	1	4

See Accompanying Notes to Financial Highlights
29

Accompanying Notes to Financial Highlights

(1)	Total return is calculated assuming reinvestment of dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for less than one year is not annualized.
(2)	Annualized for periods less than one year.
(3)	Expense ratio do not include expenses of Underlying Funds and do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.
(4)	Expense ratios reflect operating expenses of the Portfolio. Expenses before reductions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage commission recapture arrangements or other expense offset arrangements and do not represent the amount paid by the Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor but prior to reductions from brokerage commission recapture arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Portfolio. Net investment income (loss) is net of all such additions or reductions.
(5)	Commencement of operations.
•	Calculated using average number of shares outstanding throughout the period.
*	Amount is less than $0.005.
See Accompanying Notes to Financial Highlights
30

Where to go to Obtain
More Information

A Statement of Additional Information, dated May 1, 2009, has been filed with the SEC, and is made a part of this Prospectus by reference.

Additional information about the Portfolio’s investments is available in the Portfolio’s annual and semi-annual shareholder reports. In the annual shareholder report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year and the independent registered public accounting firm’s report.

To obtain free copies of the Portfolio’s annual and semi-annual shareholder reports and the Portfolio’s Statement of Additional Information or to make inquiries about the Portfolio, please write to the Trust at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258 or call 1-800-366-0066, or visit our website at www.ingfunds.com.

Information about the ING Investors Trust can be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Reports and other information about the ING Investors Trust are available on the EDGAR Database on the SEC’s Internet Site at http://www.sec.gov. You may obtain copies of information for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, NE Washington, D.C. 20549-0102.

05/01/09	SEC File No. 811-05629

ING INVESTORS TRUST

Prospectus
May 1, 2009
Service Class

This Prospectus is designed to help you make informed decisions about investments in ING Franklin Templeton Founding Strategy Portfolio (“Portfolio”). The Portfolio seeks to achieve its investment objective by investing in other ING mutual funds.

Consult with your investment professional to determine if the Portfolio may be suited to your financial needs, investment time horizon and risk comfort level. You should periodically review these factors to determine if you need to change your investment strategy.

ING Franklin Templeton Founding Strategy PortfolioTHE PORTFOLIO MAY NOT BE AVAILABLE IN ALL JURISDICTIONS, UNDER ALL VARIABLE CONTRACTS OR UNDER ALL PLANS

This Prospectus contains important information about investing in the Service Class shares of the Portfolio. You should read it carefully before you invest, and keep it for future reference. Please note that your investment: is not a bank deposit; is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency; and is affected by market fluctuations. There is no guarantee that the Portfolio will achieve its investment objective.

As with all mutual funds, the U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities nor has the SEC judged whether the information in this Prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.

You should read this Prospectus in conjunction with the prospectus for the separate account before investing or sending any money. Both prospectuses should be read carefully and retained for future reference. You should read the complete description of the Portfolio in this Prospectus and be aware that any time you invest, there is a risk of loss of money.

1

Introduction

ING Investors Trust

The Portfolio is a series of ING Investors Trust (“Trust”). The Trust is an open-end management investment company authorized to issue multiple series and classes of shares, each with different investment objectives, policies and restrictions. The Trust offers other portfolios that are not offered in this prospectus (“Prospectus”).

An Introduction to the Portfolio

The Portfolio is designed to meet the needs of investors who prefer a single diversified investment that has an investment objective of capital appreciation and income as a secondary consideration.

The Portfolio invests in a combination of ING mutual funds sub-advised by Franklin Advisors, Inc., Franklin Mutual Advisers, LLC or Templeton Global Advisors Limited (“Underlying Funds”) that, in turn, invest directly in a wide range of portfolio securities (like stocks and bonds). Although an investor may achieve the same level of diversification by investing directly in the Underlying Funds, the Portfolio provides investors with a means to simplify their investment decisions by investing in a single diversified portfolio. If any changes are made to an Underlying Fund, these changes will be reflected in the Prospectus. However, it may take some time to fully implement the changes. Implementation will be done over a reasonable period of time while seeking to minimize disruptive effects and added costs to the Portfolio and the Underlying Funds. For more information about the Underlying Funds, please see “More Information on Investment Strategies – Investment Objectives, Main Investments and Risks of the Underlying Funds” sections later in this Prospectus.

Shares of the Portfolio are offered to separate asset accounts (“Separate Accounts”) of insurance companies as an investment option under variable annuity contracts and variable life insurance policies (“Variable Contracts”). Shares may also be offered to qualified pension and retirement plans (“Qualified Plans”) outside the Variable Contracts and to certain investment advisers and their affiliates in connection with the creation or management of the Portfolio.

This Prospectus explains the investment objective, principal investment strategies and risks of the Portfolio. Reading the Prospectus will help you to decide whether the Portfolio is the right investment for you. You should keep this Prospectus for future reference.

Classes of Shares

The Portfolio’s shares are classified into Adviser Class (“ADV Class”), Institutional Class (“Class I”) and Service Class (“Class S”) shares. The three classes of shares of the Portfolio are identical except for different expenses, certain related rights and certain shareholder services. All classes of the Portfolio have a common investment objective and investment portfolio. Only the Class S shares are offered by this Prospectus.

2

Description of the Portfolio

Adviser Directed Services LLC

ING Franklin Templeton Founding Strategy Portfolio

Investment Objectives

Capital appreciation. Income is a secondary consideration. The Portfolio’s investment objectives are not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

The Portfolio’s assets are invested in a combination of Underlying Funds on a fixed-percentage basis. These Underlying Funds, in turn, invest primarily in U.S. and foreign equity securities and, to a lesser extent, fixed-income and money market securities. The investment strategies of the Underlying Funds are described in the section entitled “More Information on Investment Strategies – Investment Objectives, Main Investments and Risks of the Underlying Funds.” The Adviser uses a value-oriented investment approach.

The Portfolio makes equal allocations (approximately 33 1/3%) of its assets to the following three Underlying Funds:

  ING Franklin Income Portfolio
  ING Templeton Global Growth Portfolio
  ING Franklin Mutual Shares Portfolio

The investment results of the Underlying Funds will vary. As a result, the percentage allocations to the Underlying Funds will be rebalanced at least monthly by the Portfolio’s administrator.

Principal Risks

You could lose money on an investment in the Portfolio. Although asset allocation seeks to optimize returns given various levels of risk tolerance, you still may lose money and experience volatility. Market and asset class performance may differ in the future from historical performance. There is a risk that you could achieve better returns in an Underlying Fund or other mutual funds representing a single asset class than in the Portfolio.

The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The principal investment strategies may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Call Risk
Convertible Securities Risk
Credit Risk
Debt Securities Risk
Depositary Receipts Risk
Derivatives Risk
Emerging Markets Risk
Equity Securities Risk
Foreign Investment Risk
High-Yield, Lower-Grade Debt Securities Risk
Income Risk
Interest Rate Risk
Other Investment Companies Risk
Price Volatility Risk
Securities Lending Risk
Small-Capitalization Company Risk
Sovereign Debt Risk
Value Investing Risk

There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated investment objective. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

3

Description of the Portfolio (continued) Although the Portfolio expects to be fully invested at all times, it may maintain liquidity reserves to meet redemption requests.

If you would like additional information regarding the Portfolio’s principal investment strategies and risks or the Underlying Funds’ principal investment strategies and risks, please refer to “More Information on Investment Strategies”, “Description of the Investment Adviser, Sub-Adviser, Investment Objectives, Main Investments and Risks of the Underlying Funds” and “More Information on Risks” sections later in this Prospectus.

Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the Portfolio’s performance for the first full calendar year of operations, and the table compares the Portfolio’s performance to the performance of two broad measures of market performance for the same period. The Portfolio’s past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

In addition, performance of the hypothetical portfolios is presented in the section of this Prospectus entitled “Hypothetical Portfolio Performance and Historical Performance of Existing Underlying Funds.”

The bar chart below provides some indication of the risks of investing in the Portfolio by showing the Portfolio’s Class S shares’ performance for the first full calendar year of operations.

Year-by-Year Total Return(1)
(For the period ended December 31)

Best and Worst Quarterly Returns during this Period:

Best:	2nd Quarter	2008:	(2.70)%
Worst:	4th Quarter	2008:	(18.56)%
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Description of the Portfolio (continued)

The following table provides some indication of the risks of investing in the Portfolio by comparing the Portfolio’s Class S shares’ performance to that of two broad measures of market performance – the Standard & Poor’s® 500 Composite Stock Price (“S&P 500®”) Index and the Morgan Stanley Capital International (“MSCI World”) IndexSM. The S&P 500® is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States. The MSCI World IndexSM is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the United States, Europe, Canada Australia, New Zealand and the Far East. The indices include the reinvestment of dividends net of witholding taxes, but do not reflect fees, brokerage commissions, or other expenses of investing. It is not possible to invest directly in the indices.

Average Annual Total Returns(1) (For the periods ended December 31, 2008)
	1 Year	5 Years (or Life of Class)	10 Years
Class S Return	(35.69)%	(24.57)%(1)	N/A
S&P 500® Index	(37.00)%	(24.04)%(2)	N/A
MSCI World IndexSM	(40.33)%	(25.67)%(2)	N/A
(1)	Class S shares commenced operations on April 30, 2007.
(2)	The index returns are for the periods beginning May 1, 2007.
5

Portfolio Fees and Expenses

The tables that follow show the estimated operating expenses you pay if you buy and hold Class S shares of the Portfolio. Shareholders of the Portfolio will indirectly bear the fees and expenses of an Underlying Fund based upon the percentage of the Portfolio’s assets that is allocated to the Underlying Fund. Because the annual net operating expenses of each Underlying Fund, and the Portfolio’s allocation to that Underlying Fund, may vary from year to year, the fees and expenses paid by Class S shares of the Portfolio may vary from year to year.

Your Variable Contract or Qualified Plan is a contract between you and the issuing life insurance company or plan provider. The Trust and the Portfolio are not parties to your Variable Contract or Qualified Plan, but are merely investment options made available to you by your insurance company or plan provider under your Variable Contract or Qualified Plan. The fees and expenses of the Portfolio are not fixed or specified under the terms of your Variable Contract or Qualified Plan. The table does not reflect any fees or expenses that are, or may be, imposed under your Variable Contract or Qualified Plan. For information on these charges, please refer to the applicable Variable Contract prospectus, prospectus summary or disclosure statement. If you hold shares of the Portfolio that were purchased through an investment in a Qualified Plan, you should consult the plan administrator for information on additional expenses that may be assessed in connection with your plan.

Shareholder Transaction Expenses (fees you pay directly from your investment) – The Portfolio does not impose any loads, commissions, fees or other charges upon the purchase or redemption of shares of the Portfolio.

Class S Shares
Annual Portfolio Operating Expenses(1)
(as a percentage of average daily net assets)

Portfolio	Management Fee	Distribution (12b-1) Fee	Shareholder Service Fee	Other Expenses(2)	Acquired (Underlying) Funds Fees and Expenses(3)	Total Operating Expenses	Waivers, Reimbursements and Recoupments(4)	Net Operating Expenses
ING Franklin Templeton Founding Strategy	0.00%	—	0.25%	0.09%	0.81%	1.15%	—	1.15%
(1)	This table shows the estimated operating expenses for the Class S shares of the Portfolio as a ratio of expenses to average daily net assets. The Portfolio’s expenses are based on the Portfolio’s actual operating expenses for Class S shares for its most recently completed fiscal year adjusted for contractual changes, if any, and fee waivers to which Directed Services LLC, the investment adviser to the Portfolio has agreed.
(2)	Pursuant to an administration agreement with the Trust, ING Funds Services, LLC may receive an annual administration fee equal to 0.05% of the average daily net assets of the Portfolio, which is reflected in Other Expenses.
(3)	The Portfolio’s Acquired (Underlying) Funds’ Fees and Expenses are estimated on a weighted average of the fees and expenses of the Underlying Funds as of December 31, 2008. The amount of fees and expenses of the Underlying Funds borne by the Portfolio will vary based on the Portfolio’s allocation of assets to, and the annualized net expenses of, the particular Underlying Funds during the Portfolio’s fiscal year.
(4)	DSL, the investment adviser to the Portfolio, has entered into a written expense limitation agreement with respect to the Portfolio under which it will limit expenses of the Portfolio, excluding interest, taxes, brokerage commissions, and extraordinary expenses, subject to possible recoupment by DSL, within three years. The amount of the Portfolio’s expenses waived, reimbursed or recouped during the last fiscal year is shown under the heading Waivers, Reimbursements and Recoupments. The expense limitation agreement will continue through at least May 1, 2010. The expense limitation agreement is contractual and shall renew automatically for one-year terms unless DSL, provides written notice of the termination of the expense limitation agreement at least 90 days prior to the end of the then current term or upon termination of the investment management agreement. For information regarding the expense limitation agreement for the Portfolio, please see the Statement of Additional Information.
6

Portfolio Fees and Expenses (continued)

Example

The Example is intended to help you compare the cost of investing in the Class S shares of the Portfolio, including the costs of the Underlying Funds, with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Class S shares of the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and distributions are reinvested, and that the Class S shares of the Portfolio’s net operating expenses remain the same. The Example does not reflect expenses and charges which are, or may be imposed by a Variable Contract or Qualified Plan that may use the Portfolio as its underlying investment option. If such expenses and charges were reflected, the expenses indicated would be higher. Although your actual cost may be higher or lower, the Example shows what your costs would be based on these assumptions. Keep in mind that this is an estimate. Actual expenses and performance may vary.

Portfolio	1 Year	3 Years	5 Years	10 Years
ING Franklin Templeton Founding Strategy	$117	$365	$633	$1,398

Acquired (Underlying) Funds Annual Operating Expenses
(as a percentage of average daily net assets)

Because we use a weighted average in calculating expenses attributable to the Portfolio, the amount of the fees and expenses of the Class I shares of the Underlying Funds indirectly borne by the Portfolio will vary based on the Portfolio’s allocation of assets to, and the annualized net operating expenses of, the particular Underlying Fund during the Portfolio’s fiscal year. The following are the annual net expense ratios (as an annual percentage of average daily net assets) for each Underlying Fund as of December 31, 2008:

Underlying Funds	Net Operating Expenses
ING Franklin Income Portfolio	0.74%
ING Templeton Global Growth Portfolio	0.89%
ING Franklin Mutual Shares Portfolio	0.78%
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More Information on Investment Strategies

Investment Objectives, Main Investments and Risks of the Underlying Funds

The Portfolio seeks to meet its investment objectives by allocating its assets among the Underlying Funds. Because the Portfolio invests in the Underlying Funds, shareholders will be affected by the principal investment strategies of each Underlying Fund. Information is provided below on each Underlying Fund, including its investment objective, main investments, main risks, investment adviser and sub-adviser. This information is intended to provide potential investors in the Portfolio with information that they may find useful in understanding the investment history and risks of the Underlying Funds. Please refer to the section entitled “More Information on Risks - Risks Associated with an Investment in the Underlying Funds” beginning on page 11 for an expanded discussion of the risks listed below for a particular Underlying Fund.

The Portfolio is designed to be a static portfolio both as to allocations to asset classes and the Underlying Funds in which it will invest. You should note, however, that over time the Portfolio may nevertheless add or delete Underlying Funds that are considered for investment. Therefore, it is not possible to predict in which Underlying Funds the Portfolio will be invested at any one time. As a result, the degree to which the Portfolio may be subject to the risks of a particular Underlying Fund will depend on the extent to which the Portfolio has invested in the Underlying Fund.

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Description of the Investment Adviser, Sub-Adviser, Investment Objectives,  Main Investments and Risks of the Underlying Funds

ING FRANKLIN INCOME PORTFOLIO

Investment Objective: Maximize income while maintaining prospects for capital appreciation.

Investment Adviser: Directed Services LLC

Sub-Adviser: Franklin Advisers, Inc.

Main Investments: Invests in a diversified portfolio of debt and equity securities. Debt securities include all varieties of fixed, floating and variable rate instruments including secured and unsecured bonds, bonds convertible into common stock, mortgage securities, debentures, zero-coupon bonds, notes and short-term debt instruments. Equity securities include common stocks, preferred stocks and convertible securities, among others. May invest up to 100% of total assets in debt securities that are rated below investment-grade, but it is not currently expected that the portfolio will invest more than 50% of its assets in these securities. May invest up to 25% of its assets in foreign securities. It ordinarily buys foreign securities that are traded in the United States or American Depositary Receipts.

Main Risks: Call, convertible securities, credit, debt securities, depositary receipts, equity securities, foreign investment, high-yield, lower-grade debt securities, income, interest rate, liquidity, manager, market and company, market trends, maturity, other investment companies, price volatility, securities lending, U.S. government securities and obligations, and value investing.

ING FRANKLIN MUTUAL SHARES PORTFOLIO

Investment Objective: Capital appreciation with a secondary goal of income.

Investment Adviser: Directed Services LLC

Sub-Adviser: Franklin Mutual Advisers, LLC

Main Investments: Normally invests primarily in equity securities, including common and preferred stocks and convertible securities, of companies of any nation that the sub-adviser believes are available at market prices less than their value based on certain recognized or objective criteria. The portfolio invests primarily to predominantly (up to 100%) in companies with market capitalization values greater than $5 billion, although it may invest a portion of its assets in small-capitalization companies and is not limited to pre-set maximums or minimums governing size of companies in which it may invest. May invest significantly (up to 35%) in foreign securities. May also engage from time to time in an “arbitrage” strategy and may invest in distressed companies, including bank debt, lower rated or defaulted debt securities, comparable unrated debt securities, or other indebtedness of, or trade claims against, such companies. The sub-adviser may keep a portion, which may be significant at times, of the portfolio’s assets in cash or invested in high-quality, short-term money market securities, corporate debt, or direct or indirect U.S. and non-U.S. government and agency obligations.

Main Risks: Convertible securities, credit, currency, derivatives, equity securities, foreign investment, high-yield, lower-grade debt securities, investment models, liquidity, manager, market capitalization, mid-capitalization company, other investment companies, portfolio turnover, risk arbitrage securities and distressed companies, securities lending, small-capitalization company, sovereign debt, and value investing.

ING TEMPLETON GLOBAL GROWTH PORTFOLIO

Investment Objective: Capital appreciation. Current income is only an incidental consideration.

Investment Adviser: Directed Services LLC

Sub-Adviser: Templeton Global Advisors Limited

Main Investments: Invests mainly in equity securities, including common and preferred stocks and convertible securities, of companies located in a number of different countries anywhere in the world, including emerging markets. The portfolio also invests in depositary receipts and derivatives, including up to 5% in options and swap agreements. The portfolio may invest up to 25% of its total assets in debt securities of companies and governments located anywhere in the world.

Main Risks: Call, convertible securities, currency, debt securities, depositary receipts, derivatives, emerging markets, equity securities, foreign investment, liquidity, manager, market and company, other investment companies, securities lending, sovereign debt, and value investing.

9

More Information on Risks

Risk is the chance that you will lose money on an investment, or that it will not earn as much as you expect. Every mutual fund has some degree of risk depending on what it invests in and what strategies it uses. Here are some of the key risks you should know about before investing in the Portfolio:

Asset Allocation is No Guarantee Against Loss

Although asset allocation seeks to optimize returns given various levels of risk tolerance, you still may lose money and experience volatility. There is a risk that you could achieve better returns in an Underlying Fund or other mutual funds representing a single asset class than in the Portfolio.

Performance of the Underlying Funds Will Vary

The performance of the Portfolio depends upon the performances of the Underlying Funds, which are affected by changes in the economy and financial markets. The value of the Portfolio changes as the asset values of the Underlying Funds it holds go up or down. The value of your shares will fluctuate and may be worth more or less than the original cost. The timing of your investment may also affect your individual performance.

Temporary Defensive Positions

The Portfolio or an Underlying Fund may depart from its principal investment strategies by temporarily investing for defensive purposes when Directed Services LLC (“DSL”) with respect to the Portfolio or the investment adviser or sub-adviser of the Underlying Funds believes that adverse market, economic, political or other conditions may affect the Portfolio or an Underlying Fund. Instead, the Portfolio or an Underlying Fund may invest in securities believed to present less risk, such as cash items, government securities and short-term paper. While the Portfolio or an Underlying Fund invests defensively, it may not be able to pursue its investment objective. The Portfolio’s or an Underlying Fund’s defensive investment position may not be effective in protecting its value.

Conflict of Interest

In making decisions on the allocation of the assets of the Portfolio among the Underlying Funds, DSL is subject to several conflicts of interest because it serves as the investment adviser to the Portfolio and serves as investment adviser to the Underlying Funds. These conflicts could arise because some Underlying Funds pay advisory fees that are higher than others. DSL subsidizes the expenses of some of the Underlying Funds, but does not subsidize others. Therefore, DSL may have incentives to allocate and reallocate in a fashion that would advance its own interests or the interests of an Underlying Fund in addition to or rather than the Portfolio.

Risks Associated with an Investment in the Underlying Funds

The Portfolio is also affected by other kinds of risks, depending on the types of securities held by or strategies used by the Underlying Funds, such as:

Call Risk.  During periods of falling interest rates, a bond issuer may “call,” or repay, its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, an Underlying Fund would experience a decline in income.

Convertible Securities Risk.  Certain Underlying Funds may invest in convertible securities. The value of convertible securities may fall when interest rates rise and increase when interest rates fall. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates. An Underlying Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

Credit Risk.  An Underlying Fund could lose money if a bond issuer (debtor) fails to repay interest and principal in a timely manner or it goes bankrupt. This is especially true during periods of economic uncertainty or economic downturns. High-yield/high-risk bonds are especially subject to credit risk and are considered to be mostly speculative in nature.

Currency Risk.  Underlying Funds that invest directly in foreign currencies or in securities denominated in or that trade in foreign (non-U.S.) currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

10

More Information on Risks (continued) Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls, or other political or economic developments in the United States or abroad. As a result, an Underlying Fund’s investments in foreign currency-denominated securities may reduce the value of an Underlying Fund’s assets.

Debt Securities Risk.  The value of debt securities may fall when interest rates rise. Debt securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter maturities. In addition, debt securities, such as bonds, involve credit risk as described above. The degree of credit risk depends on the issuer’s financial condition and on the terms of the bond. These securities are also subject to interest rate risk. This is the risk that the value of the security may fall when interest rates rise. In general, the market price of debt securities with longer maturities tends to be more volatile in response to changes in interest rates than the market price of shorter-term securities.

Depositary Receipts Risk.  Certain Underlying Funds may invest in depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Investments in depositary receipts involve risks similar to those accompanying direct investments in foreign securities.

Derivatives Risk.  Certain Underlying Funds may use futures, options, swaps and other derivative instruments to hedge or protect the Underlying Fund from adverse movements in the securities’ prices and interest rates or as an investment strategy to help attain the Underlying Fund’s investment objective. An Underlying Fund may also use a variety of currency hedging techniques, including foreign currency contracts, to attempt to hedge exchange rate risk or to gain exposure to a particular currency. An Underlying Fund’s use of derivatives could reduce returns, may not be liquid, and may not correlate precisely to the underlying securities or index. Derivative securities are subject to market risk, which could be significant for those derivatives that have a leveraging effect that could increase the volatility of an Underlying Fund and may reduce returns for the Underlying Fund. Derivatives are also subject to credit risks related to the counterparty’s ability to perform, and any deterioration in the counterparty’s creditworthiness could adversely affect the instrument. A risk of using derivatives is that the sub-adviser might imperfectly judge the market’s direction, which could render a hedging strategy ineffective or have an adverse effect on the value of the derivative.

Emerging Markets Risk.  Emerging market countries are generally defined as countries in the initial stage of their industrialization cycles with low per capita income. Investment in emerging market countries presents risks to a greater degree than, and in addition to, those presented by investment in foreign issuers in general as these countries may be less politically and economically stable than other countries. A number of emerging market countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar from time to time, and devaluation may occur after investments in those currencies by an Underlying Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

It may be more difficult to buy and sell securities in emerging market countries as many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in emerging market countries that a future economic or political crisis could lead to: price controls; forced mergers of companies; expropriation or confiscatory taxation; seizure; nationalization; foreign exchange controls that restrict the transfer of currency from a given country; or creation of government monopolies.

Equity Securities Risk.  The Underlying Funds may invest in equity securities. Equity securities include common, preferred and convertible preferred stocks and securities with values that are tied to the price of the stocks, such as rights, warrants and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of an investment in equities. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. The value of equity securities purchased by an Underlying Fund could decline if the financial condition of the companies decline or if overall market and economic conditions deteriorate. Even investment in high quality or “blue chip” equity securities or securities of established companies with large market
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More Information on Risks (continued) capitalizations (which generally have strong financial characteristics) can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be able to react less quickly to a change in the marketplace.

Foreign Investment Risk.  Certain Underlying Funds may invest in foreign securities. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates; unstable political, social, and economic conditions; possible security illiquidity; a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositories than those in the United States; less standardization of accounting standards and market regulations in certain foreign countries; foreign taxation issues; and varying foreign controls on investments. Foreign investments may also be affected by administrative difficulties, such as delays in clearing and settling transactions. In addition, securities of foreign companies may be denominated in foreign currencies and the costs of buying, selling, and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. To the extent an Underlying Fund invests in American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), and Global Depositary Receipts (“GDRs”) it is subject to risks of foreign investments, and it may not always track the price of the underlying foreign security. These factors make foreign investments more volatile and potentially less liquid than U.S. investments.

High-Yield, Lower-Grade Debt Securities Risk.  Certain Underlying Funds may invest in high-yield, lower-grade debt securities. High-yield debt securities (commonly referred to as “junk bonds”) generally present a greater credit risk that an issuer cannot make timely payment of interest or principal than an issuer of a higher-quality debt security, and typically have greater potential price volatility and principal and income risk. Changes in interest rates, the market’s perception of the issuers and the credit worthiness of the issuers may significantly affect the value of these bonds. High-yield bonds are not considered investment-grade, and are regarded as predominantly speculative with respect to the issuing company’s continuing ability to meet principal and interest payments. The secondary market in which high-yield securities are traded may be less liquid than the market for higher-grade bonds. It may be more difficult to value less liquid high-yield securities, and determination of their value may involve elements of judgment.

Income Risk.  An Underlying Fund’s income may fall due to falling interest rates. Income risk is generally the greatest for short-term bonds and the least for long-term bonds. Changes in interest rates will affect bond prices as well as bond income and the rate on which income and maturing instruments can be reinvested. The risk is typically greater for those Underlying Funds that invest in short-term debt securities.

Interest Rate Risk.  The value of debt securities and short-term money market instruments generally tend to move in the opposite direction to interest rates. When interest rates are rising, the prices of debt securities tend to fall. When interest rates are falling, the prices of debt securities tend to rise. Bonds with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than bonds with shorter durations or money market instruments. Further, economic and market conditions may cause issuers to default or go bankrupt.

Investment by Funds-of-Funds Risk.  Each of the Underlying Funds’ shares may be purchased by other investment companies, including the Portfolio. In some cases, the Underlying Fund may experience large inflows or redemptions due to allocations or rebalancings by the Portfolio. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. DSL will monitor transactions by the Portfolio and will attempt to minimize any adverse effects on the Underlying Funds and the Portfolio as a result of these transactions. So long as an Underlying Fund accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the Investment Company Act of 1940, as amended, (“1940 Act”) or under the terms of an exemptive order granted by the SEC.

Investment Models Risk.  The proprietary models used by an Underlying Fund’s sub-adviser to evaluate securities or securities markets are based on the sub-adviser’s understanding of the interplay of market factors and do not assure successful investment. The markets, or the price of individual securities, may be affected by the factors not foreseen in developing the models.

Liquidity Risk.  Liquidity risk exists when particular investments are difficult to purchase or sell. Even publicly traded securities can experience periods of less liquidity. An Underlying Fund’s investments in illiquid securities may reduce the returns of an Underlying Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which
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More Information on Risks (continued) could vary from the amount that an Underlying Fund could realize upon disposition. Underlying Funds with principal investment strategies that involve foreign securities, small companies, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Manager Risk.  An Underlying Fund’s adviser will apply investment techniques and risk analyses in making investment decisions for an Underlying Fund, but there can be no assurance that these will achieve an Underlying Fund’s objective. An Underlying Fund’s adviser could do a poor job in executing an investment strategy. An Underlying Fund’s adviser may use investment techniques or invest in securities that are not part of an Underlying Fund’s principal investment strategy. For example, if market conditions warrant, Underlying Funds that invest principally in equity securities may temporarily invest in U.S. government securities, high-quality corporate fixed-income securities, mortgage-related and asset-backed securities or money market instruments. Likewise, Underlying Funds that invest principally in small- to mid-sized companies may shift to preferred stocks and larger-capitalization stocks. These shifts may alter the risk/return characteristics of the Underlying Funds and cause them to miss investment opportunities. Individuals primarily responsible for managing the Underlying Fund may leave their firm or be replaced.

Many advisers of equity funds employ styles that are characterized as “value” or “growth.” However, these terms can have different application by different managers. One adviser’s value approach may be different from another, and one adviser’s growth approach may be different from another. For example, some value managers employ a style in which they seek to identify companies that they believe are valued at a more substantial or “deeper discount” to a company’s net worth than other value managers. Therefore, some funds that are characterized as growth or value can have greater volatility than other funds managed by other managers in a growth or value style.

Market and Company Risk.  The price of a security held by an Underlying Fund may fall due to changing economic, political or market conditions or disappointing earnings or losses. Stock prices in general may decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Further, even though the stock market is cyclical in nature, returns from a particular stock market segment in which an Underlying Fund invests may still trail returns from the overall stock market.

Market Capitalization Risk.  Stocks fall into three broad market capitalization categories — large, mid and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of small- or mid-capitalization companies, investors may migrate to the stocks of small- and mid-sized companies causing an Underlying Fund that invests in these companies to increase in value more rapidly than an Underlying Fund that invests in larger, fully-valued companies. Investing in small- and mid-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of small- and mid-capitalization companies may decline significantly in market downturns.

Market Trends Risk.  Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. For instance, from time to time, the stock market may not favor growth-oriented securities. Rather, the market could favor value-oriented securities or may not favor equity securities at all. Accordingly, the performance of an Underlying Fund may at times be better or worse than the performance of funds that focus on other types of stocks, or that have a broader investment style.

Maturity Risk.  Interest rate risk will affect the price of a fixed-income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed-income securities with longer maturities will therefore be more volatile than other fixed-income securities with shorter maturities. Conversely, fixed-income securities with shorter maturities will be less volatile but generally provide lower returns than fixed-income securities with longer maturities. The average maturity of an Underlying Fund’s fixed-income investments will affect the volatility of the Underlying Fund’s share price.

Mid-Capitalization Company Risk.  Investment in securities of mid-capitalization companies entails greater risks than investments in larger, more established companies. Mid-capitalization companies tend to have more narrow product lines, more limited financial resources, a more limited trading market for their stocks, and may be dependent on a few key managers, as compared with larger companies. As a result, their stock prices may decline significantly as market conditions change. Securities of mid-capitalization companies tend to be more volatile and less liquid than stocks of larger companies.

13

More Information on Risks (continued) Other Investment Companies Risk.  Certain Underlying Funds may invest in other investment companies to the extent permitted by the 1940 Act and the rules and regulations thereunder. These may include exchange-traded funds (“ETFs”) and Holding Company Depositary Receipts (“HOLDRs”), among others. ETFs are exchange-traded investment companies that are designed to provide investment results corresponding to an equity index and include, among others, Standard & Poor’s Depositary Receipts (“SPDRs”), PowerShares QQQTM (“QQQQ”), Dow Jones Industrial Average Tracking Stocks (“Diamonds”) and iShares exchange-traded funds (“iShares”). The main risk of investing in other investment companies (including ETFs and HOLDRs) is that the value of the underlying securities held by the investment company might decrease. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions. Because the Underlying Fund may invest in other investment companies, you will pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees) in addition to the expenses of the Underlying Fund. Additional risks of investments in ETFs include: (i) an active trading market for an ETF’s shares may not develop or be maintained; or (ii) trading may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts trading generally. Because HOLDRs concentrate in the stocks of a particular industry, trends in that industry may have a dramatic impact on their value.

Portfolio Turnover Risk.  Changes to the investments of an Underlying Fund may be made regardless of the length of time particular investments have been held. A high portfolio turnover rate generally involves greater expenses, including brokerage commissions and other transactional costs, which may have an adverse impact on performance. The portfolio turnover rate of an Underlying Fund will vary from year to year, as well as within a year.

Price Volatility Risk.  The value of an Underlying Fund changes as the prices of its investments go up or down. Equity and debt securities face market, issuer, and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.

Risk Arbitrage Securities and Distressed Companies Risk.  Certain Underlying Funds, and in particular the ING Franklin Mutual Shares Portfolio, may invest in risk arbitrage securities and distressed companies. Risk arbitrage securities are securities of companies involved in restructurings (such as mergers, acquisitions, consolidations, liquidations, spinoffs, or tender or exchange offers) or that the Underlying Fund’s Sub-Adviser believes are cheap relative to an economically equivalent security of the same or another company. Distressed companies are companies that are, or are about to be, involved in reorganizations, financial restructurings or bankruptcy.

A merger or other restructuring, tender or exchange offer proposed at the time an Underlying Fund invests in risk arbitrage securities may not be completed on the terms or within the time frame contemplated, resulting in losses to the Underlying Fund. Debt obligations of distressed companies typically are unrated, lower-rated, in default or close to default. Also, securities of distressed companies are generally more likely to become worthless than the securities of more financially stable companies.

Securities Lending Risk.  An Underlying Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, an Underlying Fund may lose money and there may be a delay in recovering the loaned securities. An Underlying Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of instruments made with cash collateral. These events could trigger adverse tax consequences to the Underlying Fund. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Underlying Fund. When an Underlying Fund lends its securities, it is responsible for investing the cash collateral it receives from the borrower of the securities, and the Underlying Fund could incur losses in connection with the investment of such cash collateral.

Small-Capitalization Company Risk.  Investment in securities of small companies may entail greater risk than investments in larger, more established companies. Smaller companies may have limited product lines and market diversification or fewer financial resources, and may be dependent on a few key managers. Their securities may trade less frequently and in more limited volume than the securities of larger companies. Consequently, the prices of small company stocks
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More Information on Risks (continued) tend to rise and fall in value more than other stocks, and/or may be less liquid. When selling a large quantity of a particular stock, an Underlying Fund may have to sell at a discount from quoted prices or may have to make a series of small sales over an extended period of time due to the more limited trading volume of smaller company stocks. Although investing in small companies offers potential for above-average returns, the companies may not succeed, and the value of stock shares could decline significantly. Securities of smaller companies tend to be more volatile and less liquid than stocks of larger companies. These companies are also likely to have more limited product lines, capital resources, management depth and their securities trade less frequently and in more limited volumes than securities of larger companies.

Sovereign Debt Risk.  Certain Underlying Funds may invest in sovereign debt securities. These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position relative to its economy, or its failure to put in place economic reforms required by the International Monetary Fund or other agencies. If a government entity defaults, it may ask for more time in which to pay, or for further loans. There is no legal process for collecting sovereign debts that a government does not pay, or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

U.S. Government Securities and Obligations Risk.  Some U.S. government securities are backed by the full faith and credit of the U.S. government and are guaranteed as to both principal and interest by the U.S. Treasury. These include direct obligations such as U.S. Treasury notes, bills and bonds, as well as indirect obligations such as the Government National Mortgage Association (“GNMA”). Other U.S. government securities are not direct obligations of the U.S. Treasury, but rather are backed by the ability to borrow directly from the U.S. Treasury. Still others are supported solely by the credit of the agency or instrumentality itself and are neither guaranteed nor insured by the U.S. government. No assurance can be given that the U.S. government securities would provide financial support to such agencies if needed. U.S. government securities may be subject to varying degrees of credit risk and all U.S. government securities may be subject to price declines due to changing interest rates. Securities directly supported by the full faith and credit of the U.S. government have less credit risk.

Value Investing Risk.  Certain Underlying Funds invest in “value” stocks. A sub-adviser to an Underlying Fund may be wrong in its assessment of a company’s value and the stocks the Underlying Fund holds may not reach what the sub-adviser believes are their full values. A particular risk of an Underlying Fund’s value approach is that some holdings may not recover and provide the capital growth anticipated or a stock judged to be undervalued may actually be appropriately priced. Further, because the prices of value-oriented securities tend to correlate more closely with economic cycles than growth-oriented securities, they generally are more sensitive to changing economic conditions, such as changes in interest rates, corporate earnings, and industrial production. The market may not favor value-oriented stocks and may not favor equities at all. During those periods, the Underlying Fund’s relative performance may suffer.

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Management and Other Service Providers

Management of the Portfolio

Adviser

DSL, a Delaware limited liability company, serves as the investment adviser to the Portfolio. DSL has overall responsibility for the management of the Portfolio. DSL is registered with the SEC as an investment adviser. DSL is an indirect, wholly-owned subsidiary of ING Groep N.V. (“ING Groep”) (NYSE: ING). ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services to over 75 million private, corporate and institutional clients in more than 50 countries. With a diverse workforce of about 125,000 people, ING comprises a broad spectrum of prominent companies that increasingly serve their clients under the ING brand. As of December 31, 2008, DSL managed approximately $34.2 billion in assets. DSL’s principal address is 1475 Dunwoody Drive, West Chester, PA 19380.

DSL may engage one or more sub-advisers to provide the day-to-day management of the Portfolio. A sub-adviser may be an affiliate of DSL or may be independent. DSL acts as a “manager-of-managers” for the Portfolio. DSL may delegate to the sub-adviser of the Portfolio the responsibility for investment management, subject to DSL’s oversight. DSL would be responsible for monitoring the investment program and performance of the sub-adviser of the Portfolio.

From time to time, DSL could also recommend the appointment of additional sub-advisers or replacement of non-affiliated sub-advisers to the Portfolio’s Board. It is not expected that DSL would normally recommend replacement of affiliated sub-advisers as part of its oversight responsibilities. The Portfolio and DSL have received exemptive relief from the SEC to permit DSL, with the approval of the Portfolio’s Board, to appoint additional non-affiliated sub-advisers or to replace an existing sub-adviser with a non-affiliated sub-adviser as well as change the terms of a contract with a non-affiliated sub-adviser, without submitting the contract to a vote of the Portfolio’s shareholders. The Portfolio would notify shareholders of any change in the identity of the sub-adviser of the Portfolio or the addition of a sub-adviser to the Portfolio. In this event, the name of the Portfolio and its principal investment strategies may also change.

DSL does not receive an advisory fee.

For information regarding the basis for the Board’s approval of the investment advisory relationship, please refer to the Portfolio’s annual shareholder report dated December 31, 2008.

Portfolio Distribution

ING Funds Distributor, LLC (“ING Funds Distributor” or “Distributor”) is the principal underwriter and distributor of the Portfolio. It is a Delaware limited liability company with its principal offices at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258. ING Funds Distributor is a member of the Financial Industry Regulatory Authority (“FINRA”). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org or the FINRA BrokerCheck Hotline at 800-289-9999.

Service Fees.  The Trust has entered into a Shareholder Services Agreement (“Agreement”) for the Class S shares of the Portfolio. The Agreement allows ING Funds Distributor, to use payments under the Agreement to make payments to insurance companies, broker-dealers or other financial intermediaries that provide services relating to Class S shares and their beneficial shareholders, including Variable Contract owners with interests in the Portfolio. Services that may be provided under the Agreement include, among other things, providing information about the Portfolio and delivering Portfolio documents. Under the Agreement, the Portfolio makes payments to ING Funds Distributor at an annual rate of 0.25% of the Portfolio’s average daily net assets attributable to its Class S shares.

How ING Compensates Entities Offering Its Portfolios as Investment Options in their Insurance Products

ING mutual funds may be offered as investment options in Variable Contracts by affiliated and non-affiliated insurance companies. In addition to paying fees under the Portfolio’s Plan, the Portfolio’s Adviser or Distributor (collectively, “ING”), out of its own resources and without additional cost to the Portfolio or its shareholders, may pay additional compensation to these insurance companies. The amount of the payment is based upon an annual percentage of the average net assets held in the Portfolio by those companies. The Portfolio’s Adviser and Distributor may make these payments for administrative, record keeping or other services that insurance companies provide to the Portfolio. These payments may also provide incentive for insurance companies to make the Portfolio available through the Variable Contracts issued by the insurance company, and thus they may promote the distribution of the shares of the Portfolio.

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Management and Other Service Providers (continued) The distributing broker-dealer for this Portfolio is ING Funds Distributor. ING Funds Distributor has entered into such agreements with non-affiliated insurance companies. Fees payable under these arrangements are at annual rates that range from 0.15% to 0.25%. This is computed as a percentage of the average aggregate amount invested in the Portfolio by Variable Contract holders through the relevant insurance company’s Variable Contracts. As of the date of this prospectus, DSL has entered into such arrangements with the following insurance companies: Zurich Kemper Life Insurance Company; Symetra Life Insurance Company; and First Fortis Life Insurance Company.

The Adviser also has entered into similar agreements with affiliated insurers, including, but not limited to: ING Life Insurance and Annuity Company; ReliaStar Life Insurance Company; ReliaStar Life of New York; Security Life of Denver; and ING USA Annuity and Life Insurance Co. ING uses a variety of financial and accounting techniques to allocate resources and profits across the organization. These methods may take the form of cash payments to affiliates. These methods do not impact the costs incurred when investing in the Portfolio. Additionally, if the Portfolio or an Underlying Fund is not sub-advised or is sub-advised by an ING entity, ING may retain more revenue than on those portfolios or Underlying Funds it must pay to have sub-advised by non-affiliated entities. Management personnel of ING Groep may receive additional compensation if the overall amount of investments in a portfolio advised by ING Groep meets certain target levels or increases over time.

The insurance companies through which investors hold shares of the Portfolio may also pay fees to third parties in connection with distribution of Variable Contracts and for services provided to Variable Contract owners. The Portfolio, the Adviser and the Distributor are not a party to these arrangements. Investors should consult the prospectus and statement of additional information for their Variable Contracts for a discussion of these payments.

Ultimately, the agent or broker selling the Variable Contract to you could have a financial interest in selling you a particular product to increase the compensation they receive. Please make sure you read fully each prospectus and discuss any questions you have with your agent or broker.

Administrative Services

ING Funds Services, LLC (“ING Funds Services”), an affiliate of DSL, provides the Portfolio with certain administrative services. The administrative services performed by ING Funds Services include acting as a liaison among the various service providers to the Portfolio, including the custodian, portfolio accounting agent, and the insurance company or companies to which the Portfolio offers its shares. ING Funds Services is also responsible for ensuring that the Portfolio operates in compliance with applicable legal requirements and monitoring for compliance with requirements under applicable law and with the investment policies and restrictions of the Portfolio, as well as rebalancing percentage allocations to the Underlying Funds.

17

Information for Investors

About Your Investment

The Portfolio is available to serve as an investment option under Variable Contracts issued by insurance companies that may or may not be part of the ING Groep group of companies. You do not buy, sell or exchange shares of the Portfolio. You choose investment options through your Variable Contract or Qualified Plan.

The insurance company that issued your Variable Contract or plan sponsor in the case of a Qualified Plan is responsible for investing in the Portfolio according to the investment options you’ve chosen. You should consult the accompanying Variable Contract prospectus or Qualified Plan documents for additional information about how this works.

Interests of the Holders of Variable Contracts and Qualified Plans

The Portfolio is available to serve as an investment option offered through Variable Contracts and Qualified Plans. The Portfolio may also be made available to certain investment advisers and their affiliates, certain other investment companies and other investors permitted under federal tax law. The Portfolio currently does not foresee any disadvantages to investors if the Portfolio serves as an investment option for Variable Contracts and offers its shares directly to Qualified Plans. However, it is possible that the interests of owners of Variable Contracts and Qualified Plans, for which the Portfolio serves as an investment option, might at some time be in conflict because of differences in tax treatment or other considerations. The Board intends to monitor events to identify any material conflicts between Variable Contract owners and Qualified Plans and other permitted investors and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in the Portfolio might be required to redeem the investment of one or more of its separate accounts from the Portfolio or a Qualified Plan might be required to redeem its investment, which might force the Portfolio to sell securities at disadvantageous prices. The Portfolio may discontinue sales to a Qualified Plan and require plan participants with existing investments in the Portfolio to redeem those investments if the Plan loses (or in the opinion of DSL, is at risk of losing) its Qualified Plan status.

Net Asset Value

The net asset value (“NAV”) per share for the Portfolio is determined each business day as of the close of regular trading (“Market Close”) on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE). The Portfolio is open for business every day the NYSE is open. The NYSE is closed on all weekends and on all national holidays and Good Friday. Portfolio shares will not be priced on those days. The NAV per share for the Portfolio is calculated by taking the value of the Portfolio’s assets, subtracting the Portfolio’s liabilities, and dividing by the number of shares that are outstanding.

The NAV of the Portfolio is based upon the NAVs of the Underlying Funds. In general, assets of the Underlying Funds are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments in securities maturing in 60 days or less are valued at amortized cost which, when combined with accrued interest, approximates market value. Securities prices may be obtained from automated pricing services. Shares of investment companies held by an Underlying Fund will generally be valued at the latest NAV reported by that company. The prospectuses for those investment companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Trading of foreign securities may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may occur on weekends or holidays when the Portfolio’s or Underlying Fund’s NAV is not calculated. As a result, the NAV of the Portfolio or an Underlying Fund (if an Underlying Fund holds foreign securities) may change on days when shareholders will not be able to purchase or redeem an Underlying Fund’s shares or when an investor will not be able to reallocate between investment options.

When market quotations are not available or are deemed unreliable, the sub-adviser to an Underlying Fund will use a fair value for the security that is determined in accordance with procedures adopted by an Underlying Fund’s Board. The types of securities for which such fair value pricing might be required include, but are not limited to:

  Foreign securities, where a foreign security whose value at the close of the foreign market on which such security principally trades, likely would have changed by the time of the close of the NYSE, or the closing value is otherwise deemed unreliable;
  Securities of an issuer that has entered into a restructuring;
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Information for Investors (continued)
  Securities whose trading has been halted or suspended;
  Fixed-income securities that have gone into default and for which there are no current market value quotations; and
  Securities that are restricted as to transfer or resale.

Each sub-adviser to the Underlying Funds may rely on the recommendations of a fair value pricing service approved by an Underlying Fund’s Board in valuing foreign securities. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The investment adviser makes such determinations in good faith in accordance with procedures adopted by an Underlying Fund’s board of directors or trustees. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that an Underlying Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which an Underlying Fund determines its NAV per share. Please refer to the prospectus for the Underlying Funds for an explanation of the circumstances under which each Underlying Fund will use fair value pricing and the effect of fair value pricing.

When an insurance company or Qualified Plan is buying shares of the Portfolio, it will pay the NAV that is next calculated after the order from the insurance company’s Variable Contract holder or Qualified Plan participant is received in proper form. When an insurance company or Qualified Plan is selling shares, it will normally receive the NAV that is next calculated after the order from the insurance company’s Variable Contract holder or Qualifed Plan participant is received in proper form. When the Portfolio purchases shares of the Underlying Funds, it will pay the NAV of the Underlying Fund that is next calculated after the Fund receives the Portfolio’s order in proper form.

Pricing of Portfolio Shares

Investments will be processed at the NAV next calculated after an order is received and accepted by the Portfolio or its designated agent. In order to receive a day’s price, your order must be received by the earlier of 4:00 p.m. Eastern time or Market Close. The Portfolio reserves the right to suspend the offering of shares, or to reject any specific purchase order. The Portfolio may suspend redemptions or postpone payments when the NYSE is closed or when trading is restricted for any reason or under emergency circumstances as determined by the SEC.

Purchase and Redemption of Shares

The Portfolio is available to serve as an investment option through Variable Contracts and Qualified Plans outside the Separate Account context. The Portfolio also may be made available to certain investment advisers and their affiliates in connection with the creation or management of a Portfolio, management investment companies and other investors permitted under the federal tax regulations, revenue ruling or private letter ruling issued by the Internal Revenue Service. Purchases and redemptions of shares may be made only by separate accounts of insurance companies for the purpose of funding Variable Contracts, Qualified Plans, other investment companies or other permitted investors. The Portfolio may not be available as investment options in your Variable Contract, through your Qualified Plan or other investment company. Please refer to the prospectus for the appropriate insurance company Separate Account, investment company or your plan documents for information on how to direct investments in, or redemptions from an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Trust’s behalf.

Frequent Trading – Market Timing

The Portfolio is intended for long-term investment and not as short-term trading vehicle. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers should not purchase shares of the Portfolio. Shares of the Portfolio are primarily sold through omnibus account arrangements with financial intermediaries, as investment options for the Variable Contracts issued by insurance companies, and as investment options for the Qualified Plans. Omnibus accounts generally do not identify customers’ trading activity on an individual basis. The Portfolio’s administrator has agreements which require such intermediaries to provide detailed account information, including trading history, upon request of the Portfolio.

The Portfolio relies on the financial intermediaries to monitor frequent, short-term trading within the Portfolio by its customers. You should review the materials provided to you by your financial intermediary, including, in the case of a Variable Contract, the prospectus that describes the contract, or in the case of a Qualified Plan, the plan documentation, for its policies regarding frequent, short-term trading. With trading information received as a result of these agreements,
19

Information for Investors (continued) the Portfolio may make a determination that certain trading activity would be harmful to the Portfolio and their shareholders, even if such activity is not strictly prohibited by the intermediaries’ excessive trading policy. As a result, a shareholder investing directly or indirectly in the Portfolio may have their trading privileges suspended without violating the stated excessive trading policy of the intermediary. The Portfolio reserves the right, in its sole discretion and without prior notice, to reject, restrict or refuse purchase orders, whether directly or by exchange, including purchase orders that have been accepted by a financial intermediary. The Portfolio seeks assurances from financial intermediaries that they have procedures adequate to monitor and address frequent short-term trading. There is, however, no guarantee that the procedures of the financial intermediaries will be able to curtail frequent, short-term trading activity.

The Portfolio believes that market timing or frequent, short-term trading in any account, including a Variable Contract or Qualified Plan account, is not in the best interest of the Portfolio or its shareholders. Due to the disruptive nature of this activity, it can adversely impact the ability of DSL to invest assets in an orderly, long-term manner. Frequent trading can disrupt the management of the Portfolio and raise its expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; lost opportunity costs; and large asset swings that decrease the Portfolio’s ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on Portfolio performance.

The Underlying Funds that invest in foreign securities may present greater opportunities for market timers and thus be at a greater risk for excessive trading. If an event occurring after the close of a foreign market, but before the time an Underlying Fund computes its current NAV, causes a change in the price of the foreign security and such price is not reflected in the Underlying Fund’s current NAV, investors may attempt to take advantage of anticipated price movements in securities held by the Underlying Funds based on such pricing discrepancies. This is often referred to as “price arbitrage.” Such price arbitrage opportunities may also occur in Underlying Funds which do not invest in foreign securities. For example, if trading in a security held by an Underlying Fund is halted and does not resume prior to the time the Underlying Fund calculates its NAV, such “stale pricing” presents an opportunity for investors to take advantage of the pricing discrepancy. Similarily, Underlying Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be exposed to varying levels of pricing arbitrage. The Underlying Funds have adopted fair valuation policies and procedures intended to reduce the Underlying Funds’ exposure to price arbitrage, stale pricing and other potential pricing discrepancies, however, to the extent that an Underlying Fund’s NAV does not immediately reflect these changes in market conditions, short-term trading may dilute the value of Underlying Fund shares, which negatively affects long-term shareholders.

Although the policies and procedures known to the Portfolio that are followed by the financial intermediaries that use the Portfolio and the monitoring by the Portfolio are designed to discourage frequent, short-term trading, none of these measures can eliminate the possibility that frequent, short-term trading activity in the Portfolio will occur. Moreover, decisions about allowing trades in the Portfolio may be required. These decisions are inherently subjective, and will be made in a manner that is in the best interest of the Portfolio’s shareholders.

Portfolio Holdings Disclosure Policy

A description of the policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI. The Portfolio posts its portfolio holdings schedule on its website on a month-end basis and makes it available 10 days after the end of the previous calendar month (i.e., release June 30 date on July 11). The portfolio holdings schedule is as of the last day of the calendar month. A Portfolio may also post its complete or partial holdings on its website as of a specified date. The Portfolio’s portfolio holdings schedule will, at a minimum, remain available on the Portfolio’s website until the next calendar month or until the Portfolio files a Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the website information is current. The Portfolio’s website is located at www.ingfunds.com.

Additional Information about the Portfolio

The SAI is made a part of this Prospectus. It identifies investment restrictions and provides more detailed risk descriptions and other information that may be helpful to you in your decision to invest. You may obtain a copy without charge by calling the Trust at 1-800-366-0066, or downloading it from the SEC’s website at http://www.sec.gov.

Percentage and Rating Limitation

Unless otherwise stated, the percentage limitations, ratings limitations on debt securities, or capitalization criteria on equity securities that are in this Prospectus and each Underlying Fund’s prospectus apply at the time of purchase.

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Information for Investors (continued) A Word About Portfolio Diversity

Each Underlying Fund in this Prospectus is diversified, as defined in the 1940 Act. A diversified portfolio may not, as to 75% of its total assets, invest more than 5% of its total assets in any one issuer and may not purchase more than 10% of the outstanding voting securities of any one issuer (other than U.S. government securities).

Taxes and Distributions

The Portfolio intends to qualify as a regulated investment company for federal income tax purposes by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”). As qualified regulated investment company, the Portfolio is generally not subject to federal income tax on its investment company taxable income and net realized capital gain that is distributed. It is the Portfolio’s intention to distribute all such income and gains.

The Portfolio also intends to comply with the diversification requirements of Section 817(h) of the Code for Variable Contracts so that owners of the contracts should not be subject to federal tax on distribution of dividends and income from the Portfolio to the insurance company’s separate accounts. Specifically, the Portfolio intends to diversify it investments either directly and/or through the Underlying Funds’ investments so that on the last day of the quarter of a calendar year, no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and the U.S. government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. government or an agency or instrumentality of the U.S. government is treated as a security issued by the U.S. government or its agency or instrumentality, whichever is applicable.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Portfolio and you. Please refer to the SAI for more information about the tax status of the Portfolio.

THE TAX STATUS OF YOUR INVESTMENT IN A PORTFOLIO DEPENDS UPON THE FEATURES OF YOUR VARIABLE CONTRACT. FOR FURTHER INFORMATION, PLEASE REFER TO THE PROSPECTUS FOR THE VARIABLE CONTRACT.

Reports to Shareholders

The fiscal year of the Portfolio ends on December 31. The Portfolio will send financial statements to its shareholders at least semi-annually. An annual shareholder report containing financial statements audited by the registered public accounting firm will be sent to shareholders each year.

21

Hypothetical Portfolio Performance and   Historical Performance of Existing Underlying Funds

The Portfolio commenced operations on April 30, 2007. The Portfolio, as stated previously, is a fund-of-funds, which will invest equal allocations (approximately 33 1/3%) of its assets in ING Franklin Income Portfolio, ING Templeton Global Growth Portfolio and ING Franklin Mutual Shares Portfolio (“ING Underlying Funds”), each of which is modeled after another currently existing fund. These currently existing funds are: Templeton Growth Fund advised by Templeton Global Advisors Limited, Franklin Income Fund advised by Franklin Advisers, Inc., and Franklin Mutual Shares Fund advised by Franklin Mutual Advisors, LLC (“Existing Underlying Funds”). Templeton Global Advisors Limited, Franklin Advisers, Inc. and Franklin Mutual Advisors, LLC are all wholly-owned subsidiaries of Franklin Resources, Inc.

This section contains the past performance of the Existing Underlying Funds, as well as the hypothetical results of the Portfolio’s allocation strategy (the “Franklin Founding Strategy”). The hypothetical results of the Franklin Founding Strategy were constructed by retroactively applying the Franklin Founding Strategy to the past performance of the Existing Underlying Funds for periods prior to the inception dates of the Portfolio.

Each of the Existing Underlying Funds has the same investment adviser and same portfolio manager and substantially similar investment objectives, policies and investment strategies as its corresponding ING Underlying Fund. Because of the similarities between the Existing Underlying Funds and their corresponding ING Underlying Funds in combination with the Franklin Founding Strategy, this information may help provide an indication of the Portfolio’s risks.

The past performance of the Existing Underlying Funds and the hypothetical performance of the Franklin Founding Strategy have been calculated net of fees and expenses as described in the notes for each. The total operating fees and expenses of the Existing Underlying Funds and Franklin Founding Strategy may be lower than the total operating expenses of the Portfolio or the corresponding ING Underlying Fund, in which case the Franklin Founding Strategy and Existing Underlying Funds’ performance shown would have been lower had the total operating expenses of the Portfolio and the corresponding ING Underlying Fund been used to compute the performance.

The Franklin Founding Strategy and Existing Underlying Funds’ performance is no guarantee of future results in managing the Portfolio or portion thereof. THE INFORMATION IN THIS PRESENTATION DOES NOT REPRESENT THE PERFORMANCE OF THE PORTFOLIO OR ANY PREDECESSOR TO IT.

Please note the following cautionary guidelines in reviewing this presentation:

  Performance figures are not the performance of the Portfolio or ING Underlying Funds. The hypothetical performance shown for Franklin Founding Strategy and the performance shown for the Existing Underlying Funds is not an indication of how the Portfolio or portion thereof would have performed in the past or will perform in the future. Each ING Underlying Funds’ performance in the future will be different from the Existing Underlying Funds due to factors such as cash flows in and out of the ING Underlying Funds, different fees, expenses, performance calculation methods, and portfolio sizes and composition.
  Although the Portfolio is modeled after the Franklin Founding Strategy, the Adviser may: (1) change the percentage of the Portfolio’s assets allocated to any ING Underlying Fund at any time in the future; and (2) the assets under management of each ING Underlying Fund will increase or decrease depending upon the performance and market-value of those ING Underlying Funds.
  The Portfolio expects to allocate its assets approximately equally (33 1/3%) to each ING Underlying Fund. You should consider the Adviser’s discretion to change the asset allocation among the ING Underlying Funds, and to eventually invest in other funds, when reviewing the Existing Underlying Funds’ performance and Franklin Founding Strategy’s hypothetical performance.
  Performance information — a bar chart and a table — is presented on the following pages for Class A shares of the Existing Underlying Funds that correspond to each ING Underlying Fund. The bar chart shows how each Existing Underlying Fund’s total return has varied from year to year, while the tables show performance over time (along with a broad-based market index for reference). All figures assume dividend reinvestment.
  Neither the Portfolio nor the ING Underlying Funds have front-end or deferred sales charges. The other expenses of the ADV Class shares of the Portfolio, including their Rule 12b-1 fees, may be higher than the expenses, including the Rule 12b-1 fees, of the corresponding class of an Existing Underlying Fund. The performance shown in the bar charts and tables for the Class A shares of each Existing Underlying Fund and Franklin Founding Strategy would be lower if adjusted to reflect the higher expenses of the ADV Class of the Portfolio. The performance (and hypothetical performance, in the case of the Franklin Founding Strategy) shown in the bar charts and tables would also be lower if the adviser to the Existing Underlying Funds had not reimbursed certain expenses of those portfolios during the periods shown. Year-by-year index figures do not reflect any sales charges or fund expenses and would be lower if they did. The Portfolio serves as the underlying investment vehicle for variable insurance products. The performance presented does not reflect the fees and expenses under your Variable Contract or Qualified Plan. If such fees and expenses had been reflected, performance would be lower. For information on these charges please refer to the applicable Variable Contract prospectus, prospectus summary of disclosure statement. If you hold shares of the Portfolio that were purchased through an investment in a Qualified Plan, you should consult the plan administrator for information on additional expenses that may be assessed with your plan.
22

Hypothetical Portfolio Performance and   Historical Performance of Existing Underlying Funds (continued)
  As indicated above, past performance does not indicate future results. It is important to note that the performance results presented on the following pages do not represent the performance of the Portfolio and are no indication of how it would have performed in the past or will perform in the future.
23

Hypothetical Portfolio Performance and   Historical Performance of Existing Underlying Funds (continued)

Franklin Founding Strategy

The Franklin Founding Strategy represents a composite of the performance of the Existing Underlying Funds. The Adviser anticipates using this model as the basis for managing the Portfolio. However, although the Portfolio has been allocated equally among the ING Underlying Funds, the Adviser will have the discretion to change its allocations and may in the future invest in other funds.

The following bar chart and table provide the hypothetical results for a model portfolio constructed by retroactively combining the performance of the Existing Underlying Funds pursuant to the Franklin Founding Strategy to the periods prior to the inception dates of the Portfolio. Also presented for comparison purposes are the performance returns of the Standard & Poor’s 500® Composite Stock Price (“S&P 500®”) Index and Barclays Capital U.S. Aggregate Bond (“BCAB”) Index (collectively, “Indices”). The returns of the indices do not reflect fees, brokerage commissions, taxes or other expenses of investing.

The hypothetical returns shown below are not indicative of future performance of the Portfolio or the Franklin Founding Strategy and do not represent the performance of the ING Underlying Funds. The hypothetical returns shown below do indicate the significant variation in returns in relation to the Indices, over a period of years. In fact, the hypothetical portfolio under-performed certain Indices in certain years.

THE BELOW DATA IS HYPOTHETICAL AND IS NOT A REFLECTION OF ACTUAL TRADING BY THE PORTFOLIO. NO REPRESENTATION IS MADE THAT SIMILAR RESULTS COULD HAVE BEEN OBTAINED BY ACTUAL TRADING OF A PORTFOLIO OF SECURITIES.

Franklin Founding Strategy
Hypothetical Year-by-Year Total Returns
(For the Periods ended December 31 of each year)

Hypothetical Average Annual Total Returns For Periods Ended December 31, 2008

	1 Year	5 Years	10 Years
Class A shares Return	(37.36)%	(1.21)%	3.97%
S&P 500® Index	(37.00)%	(2.19)%	(1.38)%
BCAB Index	5.24%	4.65%	5.63%

The hypothetical performance of the Franklin Founding Strategy is adjusted to be shown net of the fees and expenses of the Existing Underlying Funds. The total fees and expenses of the Existing Underlying Funds may be lower than the total fees and expenses of the ING Underlying Funds. The Franklin Founding Strategy does not reflect the advisory fee and certain other fees paid by the Portfolio. If such higher fees and expenses were reflected in the hypothetical Franklin Founding Strategy performance set forth above, performance would be lower. Actual fees may vary depending on, among other things, the applicable fee schedule and portfolio size. The hypothetical returns presented in the Franklin Founding Strategy reflect hypothetical performance an investor would have obtained had it invested in the manner shown if the allocation was fixed throughout this period and do not represent returns that any investor actually attained. Total returns assume that all dividends are reinvested. The information presented is based upon the hypothetical assumption that the Franklin Founding Strategy invested in a one-third allocation in each of the Existing Underlying Funds during the periods presented. Certain of the assumptions have been made for modeling purposes and are unlikely to be realized. No representation or warranty is made as to the reasonableness of the assumptions made or that all assumptions used in achieving the returns have been stated or fully considered. Changes in the assumptions may have a material impact on the hypothetical returns presented.

24

Hypothetical Portfolio Performance and   Historical Performance of Existing Underlying Funds (continued)

Templeton Growth Fund

The bar chart and table below show the changes in the performance of Templeton Growth Fund (one of the Existing Underlying Funds) from year to year, and the table compares the fund’s performance to that of a broad measure of market performance — the Morgan Stanley Capital International (“MSCI”) World IndexSM. The returns of the MSCI World IndexSM do not reflect fees, brokerage commissions, taxes or other expenses of investing. The fund’s past performance is no guarantee of future results.

The Templeton Growth Fund has similar investment objectives, investment strategies, and is managed by the same portfolio manager as ING Templeton Global Growth Portfolio. The returns shown below are not indicative of the future performance of ING Templeton Global Growth Portfolio.

Net Assets of Templeton Growth Fund as of December 31, 2008 were $16.5 billion across all share classes.

Templeton Growth Fund, Class A(1)(2)
Year-by-Year Total Returns
(For the Periods ended December 31 of each year)

Best and Worst Quarterly Returns during this Period:

Best:	2nd Quarter	2003:	20.22%
Worst:	4th Quarter	2008:	(22.29)%

Templeton Growth Fund, Class A
Average Annual Total Returns For the Periods Ended December 31, 2008

	1 Year	5 Years	10 Years
Class A Return(1)(2)	(43.47)%	(2.30)%	3.63%
MSCI World IndexSM	(40.71)%	(0.51)%	(0.64)%
(1)	The results shown above reflect the reinvestment of dividends and distributions, and, aside from fee and expense differences, were calculated in the same manner that is used by each ING Underlying Fund to calculate their and the Portfolio’s performance. Performance of Templeton Growth Fund is net of all other fees including sales load. Please be advised that although only one comparable fund is shown for the ING Underlying Fund, the sub-adviser for certain ING Underlying Funds may manage substantially similar mutual funds, the performance of which is not shown.
(2)	Templeton Growth Fund was subject to an expense reimbursement during the periods shown. The performance shown in the bar chart and table would be lower if the adviser to the Templeton Growth Fund had not reimbursed certain expenses of the fund during the periods shown.
25

Hypothetical Portfolio Performance and   Historical Performance of Existing Underlying Funds (continued)

Franklin Income Fund

The bar chart and table below show the changes in the performance of Franklin Income Fund (one of the Existing Underlying Funds) from year to year, and the table compares the fund’s performance to that of two broad measures of market performance — the Standard & Poor’s 500® Composite Stock Price (“S&P 500®”) Index and the Barclays Capital Aggregate Bond (“BCAB”) Index. The returns of the S&P 500® Index and the BCAB Index do not reflect fees, brokerage commissions, taxes or other expenses of investing. The fund’s past performance is no guarantee of future results.

The Franklin Income Fund has similar investment objectives, investment strategies, and is managed by the same portfolio manager as ING Franklin Income Portfolio. The returns shown below are not indicative of the future performance of ING Franklin Income Portfolio.

Net Assets of Franklin Income Fund as of December 31, 2008 were $37.3 billion across all share classes.

Franklin Income Fund, Class A(1)(2)
Year-by-Year Total Returns
(For the Periods ended December 31 of each year)

Best and Worst Quarterly Returns during this Period:

Best:	2nd Quarter	2003:	14.24%
Worst:	3rd Quarter	2008:	(15.45)%

Franklin Income Fund, Class A
Average Annual Total Returns For the Periods Ended December 31, 2008

	1 Year	5 Years	10 Years
Class A Return(1)(2)	(30.51)%	(0.08)%	4.51%
S&P 500® Index	(37.00)%	(2.19)%	(1.38)%
BCAB Index	5.24%	4.65%	5.63%
(1)	The results shown above reflect the reinvestment of dividends and distributions, and, aside from fee and expense differences, were calculated in the same manner that is used by each Underlying Fund to calculate their and the Portfolio’s performance. Performance is net of all other fees including sales load. Please be advised that although only one comparable fund is shown for the ING Underlying Fund, the sub-advisers for certain ING Underlying Funds may manage substantially similar mutual funds, the performance of which is not shown.
(2)	Franklin Income Fund was subject to an expense reimbursement during the periods shown. The performance shown in the bar chart and table would be lower if the adviser to the Franklin Income Fund had not reimbursed certain expenses of the fund during the periods shown.
26

Hypothetical Portfolio Performance and   Historical Performance of Existing Underlying Funds (continued)

Mutual Shares Fund

The bar chart and table below show the changes in the performance of Mutual Shares Fund (one of the Existing Underlying Funds) from year to year, and the table compares the fund’s performance to that of a broad measure of market performance — the Standard & Poor’s 500® Composite Stock Price (“S&P 500®”) Index. The returns of the S&P 500® Index do not reflect fees, brokerage commissions, taxes or other expenses of investing. The fund’s past performance is no guarantee of future results.

The Mutual Shares Fund has similar investment objectives, investment strategies, and is managed by the same portfolio manager as ING Franklin Mutual Shares Portfolio. The returns shown below are not indicative of the future performance of ING Franklin Mutual Shares Portfolio.

Net Assets of Mutual Shares Fund as of December 31, 2008 were $16.3 million across all share classes.

Mutual Shares Fund, Class A(1)(2)
Year-by-Year Total Returns
(For the Periods ended December 31 of each year)

Best and Worst Quarterly Returns during this Period:

Best:	2nd Quarter	2003:	12.82%
Worst:	4th Quarter	2008:	(22.29)%

Mutual Shares Fund, Class A
Average Annual Total Returns For Periods Ended December 31, 2008

	1 Year	5 Years	10 Years
Class A Return(1)(2)	(38.10)%	(1.26)%	3.78%
S&P 500® Index	(37.00)%	(2.19)%	(1.38)%
(1)	The results shown above reflect the reinvestment of dividends and distributions, and, aside from fee and expense differences, were calculated in the same manner that is used by each Underlying Fund to calculate their and the Portfolio’s performance. Performance is net of all other fees including sales load. Please be advised that although only one comparable fund is shown for the ING Underlying Fund, the sub-advisers for certain ING Underlying Funds may manage substantially similar mutual funds, the performance of which is not shown.
(2)	Mutual Shares Fund was subject to an expense reimbursement during the periods shown. The performance shown in the bar chart and table would be lower if the adviser to the Mutual Shares Fund had not reimbursed certain expenses of the fund during the periods shown.
27

Financial Highlights

The following financial highlights are intended to help you understand the Portfolio’s Class S shares’ financial performance for the past five years or, if shorter, for the period of the Portfolio’s operations. Certain information reflects financial results for a single Portfolio share. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions), but does not include charges and expenses attributable to any insurance products and would be lower if they did. The financial information has been derived from the Portfolios’ financial statements which have been audited by KPMG LLP, an independent registered public accounting firm, whose report, along with the Portfolio’s financial statements, are included in the annual shareholder report, which is available upon request.

28

Financial Highlights (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations			Less distributions						Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses, net of fee waivers and/or recoupments, if any(2)(3)(4)	Expenses, net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)(4)	Net assets, end of year or period	Portfolio turnover rate
Year or Period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
ING Franklin Templeton Founding Strategy Portfolio
Class S
12-31-08	9.70	0.23•	(3.69)	(3.46)	0.01	0.00*	—	0.01	6.23	(35.69)	0.34	0.34	0.34	2.86	694,251	12
04-30-07(5) - 12-31-07	10.00	0.00*	(0.30)	(0.30)	—	—	—	—	9.70	(3.00)	0.34	0.34	0.34	0.17	526,804	4

See Accompanying Notes to Financial Highlights
29

Accompanying Notes to Financial Highlights

(1)	Total return is calculated assuming reinvestment of dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for less than one year is not annualized.
(2)	Annualized for periods less than one year.
(3)	Expense ratio do not include expenses of Underlying Funds and do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.
(4)	Expense ratios reflect operating expenses of the Portfolio. Expenses before reductions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage commission recapture arrangements or other expense offset arrangements and do not represent the amount paid by the Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor but prior to reductions from brokerage commission recapture arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Portfolio. Net investment income (loss) is net of all such additions or reductions.
(5)	Commencement of operations.
•	Calculated using average number of shares outstanding throughout the period.
*	Amount is less than $0.005.
See Accompanying Notes to Financial Highlights
30

Where to go to Obtain
More Information

A Statement of Additional Information, dated May 1, 2009, has been filed with the SEC, and is made a part of this Prospectus by reference.

Additional information about the Portfolio’s investments is available in the Portfolio’s annual and semi-annual shareholder reports. In the annual shareholder report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year and the independent registered public accounting firm’s report.

To obtain free copies of the Portfolio’s annual and semi-annual shareholder reports and the Portfolio’s Statement of Additional Information or to make inquiries about the Portfolio, please write to the Trust at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258 or call 1-800-366-0066, or visit our website at www.ingfunds.com.

Information about the ING Investors Trust can be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Reports and other information about the ING Investors Trust are available on the EDGAR Database on the SEC’s Internet Site at http://www.sec.gov. You may obtain copies of information for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, NE Washington, D.C. 20549-0102.

05/01/09	SEC File No. 811-05629

ING INVESTORS TRUST

Prospectus
May 1, 2009
Adviser Class

This Prospectus is designed to help you make informed decisions about investments in the ING LifeStyle Portfolios listed below (each a “Portfolio” and collectively, the “LifeStyle Portfolios”). Each Portfolio seeks to achieve its investment objective by investing in other ING mutual funds (“Underlying Funds”) and uses asset allocation strategies to determine how much to invest in the Underlying Funds.

Consult with your investment professional to determine which Portfolio may be suited to your financial needs, investment time horizon and risk comfort level. You should periodically review these factors to determine if you need to change your investment strategy.

ING LifeStyle Conservative Portfolio

ING LifeStyle Moderate Portfolio

ING LifeStyle Moderate Growth Portfolio

ING LifeStyle Growth Portfolio

ING LifeStyle Aggressive Growth Portfolio

NOT ALL LIFESTYLE PORTFOLIOS MAY BE AVAILABLE IN ALL JURISDICTIONS, UNDER ALL VARIABLE CONTRACTS OR UNDER ALL PLANS

This Prospectus contains important information about investing in the Adviser Class shares of the LifeStyle Portfolios. You should read it carefully before you invest, and keep it for future reference. Please note that your investment: is not a bank deposit; is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”), the Federal Reserve Board or any other government agency; and is affected by market fluctuations. There is no guarantee that the LifeStyle Portfolios will achieve their respective investment objective.

As with all mutual funds, the U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities nor has the SEC judged whether the information in this Prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.

You should read this Prospectus in conjunction with the prospectus for the separate account before investing or sending any money. Both prospectuses should be read carefully and retained for future reference. You should read the complete description of the LifeStyle Portfolios in this Prospectus and be aware that any time you invest, there is a risk of loss of money.

1

Introduction

ING Investors Trust

Each Portfolio is a series of ING Investors Trust (“Trust”). The Trust is an open-end management investment company authorized to issue multiple series and classes of shares, each with different investment objectives, policies and restrictions. The Trust offers other portfolios that are not offered in this prospectus (“Prospectus”).

An Introduction to the LifeStyle Portfolios

The LifeStyle Portfolios are designed to meet the needs of investors who prefer a single diversified investment that has an investment objective that is consistent with their risk tolerance and the anticipated length of time until they will need access to their funds. Depending on the Portfolio you choose, your investment will be subject to varying degrees of potential investment risks and rewards.

The LifeStyle Portfolios invest primarily in a universe of Underlying Funds that, in turn, invest directly in a wide range of portfolio securities (like stocks and bonds). Although an investor may achieve the same level of diversification by investing directly in a variety of the Underlying Funds, each Portfolio provides investors with a means to simplify their investment decisions by investing in a single diversified portfolio. For more information about the Underlying Funds, please see “More Information on Investment Strategies – Investment Objectives, Main Investments and Risks of the Underlying Funds” sections later in this Prospectus.

Shares of the LifeStyle Portfolios are offered to separate asset accounts (“Separate Accounts”) of insurance companies as investment options under variable annuity contracts and variable life insurance policies (“Variable Contracts”). Shares may also be offered to qualified pension and retirement plans (“Qualified Plans”) outside the Variable Contracts and to certain investment advisers and their affiliates in connection with the creation or management of a Portfolio.

This Prospectus explains the investment objective, principal investment strategies and risks of each of the LifeSyle Portfolios. Reading the Prospectus will help you to decide whether a Portfolio is the right investment for you. You should keep this Prospectus for future reference.

Classes of Shares

Each Portfolio’s shares are classified into Adviser Class (“ADV Class”), Institutional Class (“Class I”), Service Class (“Class S”), and Service 2 Class shares. The four classes of shares of each Portfolio are identical except for different expenses, certain related rights and certain shareholder services. All classes of each Portfolio have a common investment objective and investment portfolio. Only the ADV shares are offered in this Prospectus.

An Introduction to the Asset Allocation Process

ING Investments, LLC (“ING Investments”) is the investment adviser of each Portfolio. ING Investments is an indirect, wholly-owned subsidiary of ING Groep, N.V. (“ING Groep”)(NYSE: ING“).

The LifeStyle Portfolios invest in a combination of Underlying Funds managed by Directed Services LLC and ING Investments, each of which is an indirect subsidiary of ING Groep.

ING Investments uses an asset allocation process to determine each Portfolio’s investment mix. This asset allocation process can be described in two stages:

1.	In the first stage, the mix of asset classes, i.e. stocks and fixed-income securities of various types, that is likely to produce the best return for the target level of volatility or risk underlying each Portfolio, is estimated. These estimates are made with reference to an investment model that incorporates historical returns, standard deviations and correlation coefficients of asset classes as well as other financial variables. The mixes of asset classes arrived at for each LifeStyle Portfolios is called the Asset Allocation Model.
2.	In the second stage, the historical returns of each Underlying Fund are examined to estimate the mix of asset classes that best fits the pattern of those returns, the closeness of the fit and any incremental Underlying Fund returns over those which this mix would have achieved based on standard asset class benchmarks. Possible combinations of Underlying Funds are then tested for closeness of fit to the Asset Allocation Model and incremental return. For each Portfolio, the combination of Underlying Funds that seems to provide the most favorable trade-off between closeness of fit and incremental return is estimated.
2

Introduction (continued)
Adjustments are made to avoid a large number of small positions in the Underlying Funds and to ensure that the combination of Underlying Funds in any Portfolio does not seem inconsistent with the combination in any other Portfolio. The final combinations of Underlying Funds arrived at for the Portfolios are called the target allocations.

The LifeStyle Portfolios will invest new assets and reinvested dividends based on the target allocations. Each Portfolio may be rebalanced periodically to return to target allocation and inflows and outflows may be managed to attain the target allocations. These allocations, however, are targets and each Portfolio’s allocations could change substantially as the Underlying Funds’ asset values change due to market movements and portfolio management decisions. Periodically, each Portfolio’s target allocation strategy will be re-evaluated, and each Portfolio will be rebalanced to reflect changes. Purchases, redemptions and reinvested income will be allocated in accordance with these targets. Underlying Funds may be added or subtracted from the targeted mix of Underlying Funds.

Consultants

The LifeStyle Portfolios also have consultants, (each a ”Consultant“ and collectively the ”Consultants“) to assist in the asset allocation process.

Ibbotson Associates, has been engaged to act as a consultant to ING Investments. Ibbotson Associates, an asset allocation consulting firm, will perform asset allocation analysis and other related work. ING Investments retains sole authority over the allocation of each Portfolio’s assets and the selection of the particular Underlying Funds in which a Portfolio will invest. ING Investments has accordingly established an Asset Allocation Committee to review Ibbotson Associates’ analyses and determine the asset allocation for each Portfolio.

ING Investment Management Co. (”ING IM“) has also been engaged to act as a consultant to ING Investments. ING IM will perform tactical asset allocation analysis for ING Investments. Both ING IM and ING Investments are indirect, wholly-owned subsidiaries of ING Groep. ING Investments retains sole authority over the allocation of each Portfolio’s assets and the selection of the particular Underlying Funds in which a Portfolio will invest. The Asset Allocation Committee will review ING IM’s analyses and determine the asset allocation for each Portfolio.

3

Description of the Portfolios

LifeStyle Portfolios at a Glance

The following table summarizes the investment objective, main investments, asset allocation targets and main risks of each Portfolio, and is intended to help you make comparisons among the LifeStyle Portfolios. As with all mutual funds, there can be no assurance that the LifeStyle Portfolios will achieve their investment objectives, and the actual allocation of their investment portfolios may deviate, within acceptable ranges, from the percentage allocations set out below. This table is only a summary. You should read the complete descriptions of each Portfolio’s investment objective, principal investment strategies and risks, which begin on page 6.

	ING LifeStyle Conservative Portfolio	ING LifeStyle Moderate Portfolio	ING LifeStyle Moderate Growth Portfolio
Adviser	ING Investments, LLC	ING Investments, LLC	ING Investments, LLC
Investment Profile	Your focus is on keeping pace with inflation. Income and capital appreciation desired.	Your focus is on keeping pace with inflation. Income and capital appreciation desired.	You want the opportunity for long-term moderate growth.
Shorter Investment Horizon ←———————————————→ Longer Investment Horizon
Investment Objective	Growth of capital and current income.	Growth of capital and current income.	Growth of capital and a low to moderate level of current income.
	ING LifeStyle Conservative Portfolio		ING LifeStyle Moderate Portfolio		ING LifeStyle Moderate Growth Portfolio
Target Asset Class Mix (as of May 1, 2009)(1)	Equity Securities	30%	Equity Securities	50%	Equity Securities	65%
	Fixed-Income Securities	70%	Fixed-Income Securities	50%	Fixed-Income Securities	35%
Lower Risk ←———————————————→ Higher Risk
Main Risks
The LifeStyle Portfolios are exposed to the same risks as the Underlying Funds in direct proportion to the allocation of assets among Underlying Funds. An investor may lose money in each Portfolio.	Credit, Debt Securities, Emerging Markets, Equity Securities, Foreign Investment, Growth Investing, High-Yield, Lower-Grade Debt Securities, Inflation-Index Bonds, Interest Rate, Market Capitalization, Market and Company, Mid-Capitalization Company, Other Investment Companies, Price Volatility, Small-Capitalization Company, Real Estate Investments Trust, U.S. Government Securities and Obligations and Value Investing ..	Credit, Debt Securities, Emerging Markets, Equity Securities, Foreign Investment, High-Yield, Lower-Grade Debt Securities, Inflation-Index Bonds, Interest Rate, Market and Company, Mid-Capitalization Company, Other Investment Companies, Price Volatility, Real Estate Investment Trusts, Small-Capitalization Company and U.S. Government Securities and Obligations.	Credit, Debt Securities, Emerging Markets, Equity Securities, Foreign Investment, High-Yield, Lower-Grade Debt Securities, Interest Rate, Market and Company, Mid-Capitalization Company, Other Investment Companies, Price Volatility, Real Estate Investment Trusts, Small-Capitalization Company and U.S. Government Securities and Obligations.
(1)	Although the LifeStyle Portfolios expect to be fully invested at all times, they may maintain liquidity reserves to meet redemption requests.

4

Description of the Portfolios (continued)
	ING LifeStyle Growth Portfolio	ING LifeStyle Aggressive Growth Portfolio
Adviser	ING Investments, LLC	ING Investments, LLC
Investment Profile	You seek an investment geared for growth and can tolerate short-term market-swings.	You are an aggressive investor and are willing to accept above average risk.
Shorter Investment Horizon ←———————————————→ Longer Investment Horizon
Investment Objective	Growth of capital and some current income.	Growth of capital.
	ING LifeStyle Growth Portfolio		ING LifeStyle Aggressive Growth Portfolio
Target Asset Class Mix (as of May 1, 2009)(1)	Equity Securities	75%	Equity Securities	100%
	Fixed-Income Securities	25%
Lower Risk ←———————————————→ Higher Risk
Main Risks
The LifeStyle Portfolios are exposed to the same risks as the Underlying Funds in direct proportion to the allocation of assets among Underlying Funds. An investor may lose money in each Portfolio.	Credit, Debt Securities, Emerging Markets, Equity Securities, Foreign Investment, Interest Rate, Market and Company, Mid-Capitalization Company, Other Investment Companies, Price Volatility, Real Estate Investment Trusts, Small-Capitalization Company and U.S. Government Securities and Obligations.	Emerging Markets, Equity Securities, Foreign Investment, Market and Company, Mid-Capitalization Company, Other Investment Companies, Price Volatility, Real Estate Investment Trusts, and Small-Capitalization Company Risk.
(1)	Although the LifeStyle Portfolios expect to be fully invested at all times, they may maintain liquidity reserves to meet redemption requests.
5

Description of the Portfolios (continued)

Adviser ING Investments, LLC

ING LifeStyle Conservative Portfolio

Investment Objective

Growth of capital and current income. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

The Portfolio invests in a combination of Underlying Funds according to a fixed formula that over time should reflect an allocation of approximately 30% in equity securities and 70% in fixed-income securities and cash. As these are target investment allocations, the actual allocations of the Portfolio’s assets may deviate from the stated percentages.

Equity securities in which the Underlying Funds invest include, but are not limited to, domestic and international large-, mid-, and small-capitalization stocks (may be growth oriented, value oriented or a blend); emerging market securities, domestic real estate stocks, including real estate investment trusts; and commodities/alternatives securities.

Fixed-income securities in which the Underlying Funds invest include, but are not limited to domestic and international intermediate-, long- and short-term bonds; high-yield bonds, emerging markets bonds and treasury inflation protected securities.

In the future the Portfolio may also allocate to passively managed funds such as Index Funds.

The Portfolio may also allocate in the future to the following asset classes: floating rate loans, absolute return strategies, international fixed-income and natural resources/equity-based commodities. There can be no assurance that these allocations will occur. The Portfolio may be rebalanced periodically to return to the Target Allocation and inflows and outflows may be managed to attain the Target Allocation. The Target Allocation may be changed as described under “Introduction - An Introduction to the Asset Allocation Process.”

ING Investments may change the Portfolio’s asset allocations, investments in particular Underlying Funds (including any Underlying Funds organized in the future), target allocations or other investment policies without prior approval of shareholders as it determines necessary to pursue stated investment objectives.

Principal Risks

You could lose money on an investment in the Portfolio. Although asset allocation seeks to optimize returns given various levels of risk tolerance, you still may lose money and experience volatility. Market and asset class performance may differ in the future from the historical performance and the assumptions used to form the asset allocations for the Portfolio. There is a risk that you could achieve better returns in an Underlying Fund or other mutual funds representing a single asset class than in the Portfolio or in a different LifeStyle Portfolio reflecting a different degree of risk tolerance.

The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The principal investment strategies may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Credit Risk
Debt Securities Risk
Emerging Markets Risk
Equity Securities Risk
Foreign Investment Risk
Growth Investing Risk
High-Yield, Lower-Grade Debt Securities
Inflation-Index Bonds Risk
Interest Rate Risk
Market Capitalization Risk
Market and Company Risk
Mid-Capitalization Company Risk
Other Investment Companies Risk
6

Description of the Portfolios (continued) Price Volatility Risk
Small-Capitalization Company Risk
Real Estate Investments Trusts Risk
U.S. Government Securities and Obligations Risk
Value Investing Risk

There may be other risks that are not listed that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated investment objective. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

If you would like additional information regarding the Portfolio’s investment strategies and risks or the Underlying Funds’ investment strategies and risks, please refer to “Additional Information on Investment Strategies,” “Description of the Investment Adviser, Sub-Adviser, Investment Objectives, Main Investments and Risks of the Underlying Funds”, and “More Information on Risks” sections later in this Prospectus.

Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the changes in the Portfolio’s performance for the first full calendar year of operations, and the table compares the Portfolio’s performance to the performance of two broad measures of market performance and a composite index for the same period. The Portfolio’s past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing the Portfolio’s ADV Class shares’ performance for the first full calendar year of operations.

Year-by-Year Total Return(1)
(For the period ended December 31)

Best and Worst Quarterly Returns during this Period:

Best:	2nd Quarter	2008:	(1.03)%
Worst:	4th Quarter	2008:	(9.43)%
7

Description of the Portfolios (continued)

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio’s ADV Class shares’ performance to those of two broad measures of market performance – the Russell 3000® Index, the Barclays Capital U.S. Aggregate Bond (“BCAB”) Index, (formerly, the Lehman Brothers®U.S. Aggregate Bond Index) and a composite index – consisting of 30% Russell 3000® Index/70% BCAB Index. The Russell 3000® Index is a broad-based, market capitalization weighted index that represents approximately 98% of the investable U.S. equity market. The BCAB Index is an unmanaged index of investment-grade, fixed-rate, debt issues, including corporate, government, mortgage-backed and asset-backed securities with maturities of at least one year. The indices do not reflect fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in the indices.

Average Annual Total Returns(1) (For the periods ended December 31, 2008)
	1 Year	5 Years (or Life of Class)	10 Years
ADV Class Return	(19.66)%	(17.63)%(1)	N/A
Russell 3000® Index	(37.31)%	(35.91)%(2)	N/A
BCAB Index	5.24%	6.34%(2)	N/A
30% Russell 3000® Index/ 70% BCAB	(19.13)%	(18.18)%(2)	N/A
(1)	ADV Class shares commenced operations on October 31, 2007.
(2)	The index returns are for the period beginning November 1, 2007.
8

Description of the Portfolios (continued)

Adviser ING Investments, LLC

ING LifeStyle Moderate Portfolio

Investment Objective

Growth of capital and current income. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

The Portfolio invests in a combination of Underlying Funds according to a fixed formula that over time should reflect an allocation of approximately 50% in equity securities and 50% in fixed-income securities and cash. As these are target investment allocations, the actual allocations of the Portfolio’s assets may deviate from the stated percentages.

Equity securities in which the Underlying Funds invest include, but are not limited to, domestic and international large-, mid-, and small-capitalization stocks (may be growth oriented, value oriented or a blend); emerging market securities, domestic real estate stocks, including real estate investment trusts; and commodities/alternatives securities.

Fixed-income securities in which the Underlying Funds invest include, but are not limited to domestic and international intermediate-, long- and short-term bonds; high-yield bonds, emerging markets bonds and treasury inflation protected securities.

The Portfolio may also allocate in the future to the following asset classes: floating rate loans, absolute return strategies, international fixed-income and natural resources/equity-based commodities. There can be no assurance that these allocations will occur. The Portfolio may be rebalanced periodically to return to the Target Allocation and inflows and outflows may be managed to attain the Target Allocation. The Target Allocation may be changed as described under “Introduction - An Introduction to the Asset Allocation Process.”

ING Investments may change the Portfolio’s asset allocations, investments in particular Underlying Funds (including any Underlying Funds organized in the future), target allocations or other investment policies without prior approval of shareholders as it determines necessary to pursue stated investment objectives.

Principal Risks

You could lose money on an investment in the Portfolio. Although asset allocation seeks to optimize returns given various levels of risk tolerance, you still may lose money and experience volatility. Market and asset class performance may differ in the future from the historical performance and the assumptions used to form the asset allocations for the Portfolio. There is a risk that you could achieve better returns in an Underlying Fund or other mutual funds representing a single asset class than in the Portfolio.

The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The principal investment strategies may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Credit Risk
Debt Securities Risk
Emerging Markets Risk
Equity Securities Risk
Foreign Investment Risk
High-Yield, Lower-Grade Debt Securities Risk
Inflation-Index Bond Risk
Interest Rate Risk
Market and Company Risk
Mid-Capitalization Company Risk
Other Investment Company Risk
Price Volatility Risk
Real Estate Investment Trusts Risk
Small-Capitalization Company Risk
U.S. Government Securities and Obligations Risk

9

Description of the Portfolios (continued) There may be other risks that are not listed that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated investment objective. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

If you would like additional information regarding the Portfolio’s investment strategies and risks or the Underlying Funds’ investment strategies and risks, please refer to “Additional Information on Investment Strategies,” “Description of the Investment Adviser, Sub-Adviser, Investment Objectives, Main Investments and Risks of the Underlying Funds”, and “More Information on Risks” sections later in this Prospectus.

Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the changes in the Portfolio’s performance from year to year, and the table compares the Portfolio’s performance to the performance of two broad measures of market performance and a composite index for the same period. The Portfolio’s past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio’s Class S shares (2005-2006) and the ADV Class shares (2007-2008) from year to year. Class S shares performance has been adjusted to reflect the higher expenses of the ADV Class shares.

Year-by-Year Total Returns(1)
(For the periods ended December 31 of each year)

Best and Worst Quarterly Returns during this Period:

Best:	4th Quarter 2006:	4.77%
Worst:	4th Quarter 2008:	(14.22)%
10

Description of the Portfolios (continued)

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio’s ADV Class shares’ and Class S shares’ performance to those of two broad measures of market performance – the Russell 3000® Index and, the Barclays Capital U.S. Aggregate Bond (“BCAB”) Index, (formerly, the Lehman Brothers® U.S. Aggregate Bond Index) and a composite index – consisting of 50% Russell 3000® Index/40% BCAB Index/10% Citigroup 3-Month T-Bill Index. The Russell 3000® Index is a broad-based, market capitalization weighted index that represents approximately 98% of the investable U.S. equity market. The BCAB Index is an unmanaged index of investment-grade, fixed-rate, debt issues, including corporate, government, mortgage-backed and asset-backed securities with maturities of at least one year. The Citigroup 3-Month T-Bill Index is an unmanaged index of three-month Treasury bills. Class S shares’ performance has been adjusted to reflect the higher expenses of ADV Class shares. The indices do not reflect fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in the indices.

Average Annual Total Returns(1) (For the periods ended December 31, 2008)
	1 Year	5 Years (or Life of Class)	10 Years
ADV Return	(26.31)%	(7.27)%(1)	N/A
Russell 3000® Index	(37.31)%	(11.75)%(2)	N/A
BCAB Index	5.24%	6.55%(2)	N/A
50% Russell 3000® Index/40% BCAB Index/10% Citigroup 3-Month T-Bill Index	(27.90)%	(7.16)%(2)	N/A
Class S Return (adjusted)	(26.31)%	(0.51)%(1)	N/A
Russell 3000® Index	(37.31)%	(2.12)%(2)	N/A
BCAB Index	5.24%	4.99%(2)	N/A
50% Russell 3000® Index/40% BCAB Index/10% Citigroup 3-Month T-Bill Index	(27.90)%	(0.15)%(2)	N/A
(1)	ADV Class shares commenced operations on April 28, 2006. Class S shares commenced operations on May 3, 2004. Class S shares are not offered in this Prospectus. ADV Class shares would have had substantially similar annual returns as the Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and ADV Class shares have different expenses.
(2)	The index returns for ADV Class shares are for the period beginning May 1, 2006. The index returns for Class S shares are for the period beginning May 1, 2004.
11

Description of the Portfolios (continued)

Adviser ING Investments, LLC

ING LifeStyle Moderate Growth Portfolio

Investment Objective

Growth of capital and a low to moderate level of current income. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

The Portfolio invests in a combination of Underlying Funds according to a fixed formula that over time should reflect an allocation of approximately 65% in equity securities and 35% in fixed-income securities. As these are target investment allocations, the actual allocations of the Portfolio’s assets may deviate from the stated percentages.

Equity securities in which the Underlying Funds invest include, but are not limited to, domestic and international large-, mid-, and small-capitalization stocks (may be growth oriented, value oriented or a blend); emerging market securities, domestic real estate stocks, including real estate investment trusts; and commodities/alternatives securities.

Fixed-income securities in which the Underlying Funds invest include, but are not limited to domestic and international intermediate-, long- and short-term bonds; high-yield bonds, emerging markets bonds and treasury inflation protected securities.

The Portfolio may also allocate in the future to the following asset classes: floating rate loans, absolute return strategies, international fixed-income and natural resources/equity-based commodities. There can be no assurance that these allocations will occur. The Portfolio may be rebalanced periodically to return to the Target Allocation and inflows and outflows may be managed to attain the Target Allocation. The Target Allocation may be changed as described under “Introduction - An Introduction to the Asset Allocation Process.”

ING Investments may change the Portfolio’s asset allocations, investments in particular Underlying Funds (including any Underlying Funds organized in the future), target allocations or other investment policies without prior approval of shareholders as it determines necessary to pursue stated investment objectives.

Principal Risks

You could lose money on an investment in the Portfolio. Although asset allocation seeks to optimize returns given various levels of risk tolerance, you still may lose money and experience volatility. Market and asset class performance may differ in the future from the historical performance and the assumptions used to form the asset allocations for the Portfolio. There is a risk that you could achieve better returns in an Underlying Fund or other mutual funds representing a single asset class than in the Portfolio.

The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The principal investment strategies may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Credit Risk
Debt Securities Risk
Emerging Markets Risk
Equity Securities Risk
Foreign Investment Risk
High-Yield, Lower-Grade Debt Securities Risk
Interest Rate Risk
Market and Company Risk
Mid-Capitalization Company Risk
Other Investment Companies Risk
Price Volatility Risk
Real Estate Investment Trusts Risks
Small-Capitalization Company Risk
U.S. Government Securities and Obligations Risk

12

Description of the Portfolios (continued) There may be other risks that are not listed that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated investment objective. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

If you would like additional information regarding the Portfolio’s investment strategies and risks or the Underlying Funds’ investment strategies and risks, please refer to “Additional Information on Investment Strategies,” “Description of the Investment Adviser, Sub-Adviser, Investment Objectives, Main Investments and Risks of the Underlying Funds”, and “More Information on Risks” sections later in this Prospectus.

Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the changes in the Portfolio’s performance from year to year, and the table compares the Portfolio’s performance to the performance of two broad measures of market performance and a composite index for the same period. The Portfolio’s past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio’s Class S shares (2005-2006) and the ADV Class shares (2007-2008) from year to year. Class S shares performance has been adjusted to reflect the higher expenses of the ADV Class shares.

Year-by-Year Total Returns(1)
(For the periods ended December 31 of each year)

Best and Worst Quarterly Returns during this Period:

Best:	4th Quarter 2006:	5.70%
Worst:	4th Quarter 2008:	(17.71)%
13

Description of the Portfolios (continued)

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio’s ADV Class shares and Class S shares’ performance to those of two broad measures of market performance – the Russell 3000® Index, the Barclays Capital U.S. Aggregate Bond (“BCAB”) Index, (formerly, the Lehman Brothers® U.S. Aggregate Bond Index) and a composite index – consisting of 60% Russell 3000® Index/40% BCAB Index. The Russell 3000® Index is a broad-based, market capitalization weighted index that represents approximately 98% of the investable U.S. equity market. The BCAB Index is an unmanaged index of investment-grade, fixed-rate, debt issues, including corporate, government, mortgage-backed and asset-backed securities with maturities of at least one year. Class S shares’ performance has been adjusted to reflect the higher expenses of ADV Class shares. The indices do not reflect fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in the indices.

Average Annual Total Returns(1) (For the periods ended December 31, 2008)
	1 Year	5 Years (or Life of Class)	10 Years
ADV Class Return	(31.89)%	(9.92)%(1)	N/A
Russell 3000® Index	(37.31)%	(11.75)%(2)	N/A
BCAB Index	5.24%	6.55%(2)	N/A
60% Russell 3000® Index/40% BCAB Index	(29.83)%	(8.04)%(2)	N/A
Class S Return (adjusted)	(31.88)%	(1.46)%(1)	N/A
Russell 3000® Index	(37.31)%	(2.12)%(2)	N/A
BCAB Index	5.24%	4.99%(2)	N/A
60% Russell 3000® Index/40% BCAB Index	(29.83)%	(0.50)%(2)	N/A
(1)	ADV Class shares commenced operations on April 28, 2006. Class S shares commenced operations on May 3, 2004. Class S shares are not offered in this Prospectus. ADV Class shares would have had substantially similar annual returns as the Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and ADV Class shares have different expenses.
(2)	The index returns for ADV Class shares are for the period beginning May 1, 2006. The index returns for Class S shares are for the period beginning May 1, 2004.
14

Description of the Portfolios (continued)

Adviser ING Investments, LLC

ING LifeStyle Growth Portfolio

Investment Objective

Growth of capital and some current income. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

The Portfolio invests in a combination of Underlying Funds according to a fixed formula that over time should reflect an allocation of approximately 75% in equity securities and 25% in fixed-income securities. As these are target investment allocations, the actual allocations of the Portfolio’s assets may deviate from the stated percentages.

Equity securities in which the Underlying Funds invest include, but are not limited to, domestic and international large-, mid-, and small-capitalization stocks (may be growth oriented, value oriented or a blend); emerging market securities, domestic real estate stocks, including real estate investment trusts; and commodities/alternatives securities.

Fixed-income securities in which the Underlying Funds invest include, but are not limited to domestic and international intermediate-, long- and short-term bonds; high-yield bonds, emerging markets bonds and treasury inflation protected securities.

The Portfolio may also allocate in the future to the following asset classes: floating rate loans, absolute return strategies, international fixed-income and natural resources/equity-based commodities. There can be no assurance that these allocations will occur. The Portfolio may be rebalanced periodically to return to the Target Allocation and inflows and outflows may be managed to attain the Target Allocation. The Target Allocation may be changed as described under “Introduction - An Introduction to the Asset Allocation Process.”

ING Investments may change the Portfolio’s asset allocations, investments in particular Underlying Funds (including any Underlying Funds organized in the future), target allocations or other investment policies without prior approval of shareholders as it determines necessary to pursue stated investment objectives.

Principal Risks

You could lose money on an investment in the Portfolio. Although asset allocation seeks to optimize returns given various levels of risk tolerance, you still may lose money and experience volatility. Market and asset class performance may differ in the future from the historical performance and the assumptions used to form the asset allocations for the Portfolio. There is a risk that you could achieve better returns in an Underlying Fund or other mutual funds representing a single asset class than in the Portfolio.

The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The principal investment strategies may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Credit Risk
Debt Securities Risk
Emerging Markets Risk
Equity Securities Risk
Foreign Investment Risk
Interest Rate Risk
Market and Company Risk
Mid-Capitalization Company Risk
Other Investment Companies Risk
Price Volatility Risk
Real Estate Investment Trusts Risk
Small-Capitalization Company Risk
U.S. Government Securities and Obligations Risk

There may be other risks that are not listed that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated investment objective. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

15

Description of the Portfolios (continued) If you would like additional information regarding the Portfolio’s investment strategies and risks or the Underlying Funds’ investment strategies and risks, please refer to “Additional Information on Investment Strategies,” “Description of the Investment Adviser, Sub-Adviser, Investment Objectives, Main Investments and Risks of the Underlying Funds”, and “More Information on Risks” sections later in this Prospectus.

Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the changes in the Portfolio’s performance from year to year, and the table compares the Portfolio’s performance to the performance of two broad measures of market performance and a composite index for the same period. The Portfolio’s past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio’s Class S shares (2005-2006) and the ADV Class shares (2007-2008) from year to year. Class S shares performance has been adjusted to reflect the higher expenses of the ADV Class shares.

Year-by-Year Total Returns(1)
(For the periods ended December 31 of each year)

Best and Worst Quarterly Returns during this Period:

Best:	4th Quarter 2006:	6.91%
Worst:	4th Quarter 2008:	(21.44)%
16

Description of the Portfolios (continued)

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio’s ADV Class shares’ and Class S shares’ performance to those of two broad measures of market performance – the Russell 3000® Index, and the Barclays Capital U.S. Aggregate Bond (“BCAB”) Index, (formerly, the Lehman Brothers®U.S. Aggregate Bond Index) and a composite index – consisting of 80% Russell 3000® Index/20% BCAB Index. The Russell 3000® Index is a broad-based, market capitalization weighted index that represents approximately 98% of the investable U.S. equity market. The BCAB Index is an unmanaged index of investment-grade, fixed-rate, debt issues, including corporate, government, mortgage-backed and asset-backed securities with maturities of at least one year. Class S shares’ performance has been adjusted to reflect the higher expenses of ADV Class shares. The indices do not reflect fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in the indices.

Average Annual Total Returns(1) (For the periods ended December 31, 2008)
	1 Year	5 Years (or Life of Class)	10 Years
ADV Class Return	(36.89)%	(12.71)%(1)	N/A
Russell 3000® Index	(37.31)%	(11.75)%(2)	N/A
BCAB Index	5.24%	6.55%(2)	N/A
80% Russell 3000® Index/20% BCAB Index	(34.16)%	(10.16)%(2)	N/A
Class S Return (adjusted)	(36.91)%	(2.43)%(1)	N/A
Russell 3000® Index	(37.31)%	(2.12)%(2)	N/A
BCAB Index	5.24%	4.99%(2)	N/A
80% Russell 3000® Index/20% BCAB Index	(34.16)%	(1.41)%(2)	N/A
(1)	ADV Class shares commenced operations on April 28, 2006. Class S shares commenced operations on May 3, 2004. Class S shares are not offered in this Prospectus. ADV Class shares would have had substantially similar annual returns as the Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and ADV Class shares have different expenses.
(2)	The index returns for ADV Class shares are for the period beginning May 1, 2006. The index returns for Class S shares are for the period beginning May 1, 2004.
17

Description of the Portfolios (continued)

Adviser ING Investments, LLC

ING LifeStyle Aggressive Growth Portfolio

Investment Objective

Growth of capital. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

The Portfolio invests in a combination of Underlying Funds according to a fixed formula that over time should reflect an allocation of approximately 100% in equity securities. As these are target investment allocations, the actual allocations of the Portfolio’s assets may deviate from the stated percentages.

Equity securities in which the Underlying Funds invest include, but are not limited to, domestic and international large-, mid-, and small-capitalization stocks (may be growth oriented, value oriented or a blend); emerging market securities, domestic real estate stocks, including real estate investment trusts; and commodities/alternatives securities.Fixed-income securities in which the Underlying Funds invest include, but are not limited to domestic and international intermediate-, long- and short-term bonds; high-yield bonds, emerging markets bonds and treasury inflation protected securities. In the future the Portfolio may also allocate to passively managed funds such as Index Funds. The Portfolio may also allocate in the future to the following asset classes: floating rate loans, absolute return strategies, international fixed-income and natural resources/equity-based commodities. There can be no assurance that these allocations will occur.The Portfolio may be rebalanced periodically to return to the Target Allocation and inflows and outflows may be managed to attain the Target Allocation. The Target Allocation may be changed as described under “Introduction - An Introduction to the Asset Allocation Process.”

ING Investments may change the Portfolio’s asset allocations, investments in particular Underlying Funds (including any Underlying Funds organized in the future), target allocations or other investment policies without prior approval of shareholders as it determines necessary to pursue stated investment objectives.

Principal Risks

You could lose money on an investment in the Portfolio. Although asset allocation seeks to optimize returns given various levels of risk tolerance, you still may lose money and experience volatility. Market and asset class performance may differ in the future from the historical performance and the assumptions used to form the asset allocations for the Portfolio. There is a risk that you could achieve better returns in an Underlying Fund or other mutual funds representing a single asset class than in the Portfolio.

The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The principal investment strategies may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Emerging Markets Risk
Equity Securities Risk
Foreign Investment Risk
Market and Company Risk
Mid-Capitalization Company Risk
Other Investment Companies Risk
Price Volatility Risk
Real Estate Investment Trusts Risk
Small-Capitalization Company Risk

There may be other risks that are not listed that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated investment objective. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

If you would like additional information regarding the Portfolio’s investment strategies and risks or the Underlying Funds’ investment strategies and risks, please refer to “Additional Information on Investment Strategies,” “Description of the Investment Adviser, Sub-Adviser, Investment Objectives, Main Investments and Risks of the Underlying Funds”, and “More Information on Risks” sections later in this Prospectus.

18

Description of the Portfolios (continued) Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the changes in the Portfolio’s performance from year to year, and the table compares the Portfolio’s performance to the performance of a broad measure of market performance for the same period. The Portfolio’s past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio’s Class S shares (2005-2006) and the ADV Class shares (2007-2008) from year to year. Class S shares performance has been adjusted to reflect the higher expenses of the ADV Class shares.

Year-by-Year Total Returns(1)
(For the periods ended December 31 of each year)

Best and Worst Quarterly Returns during this Period:

Best:	4th Quarter 2006:	8.21%
Worst:	4th Quarter 2008:	(24.29)%
19

Description of the Portfolios (continued)

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio’s ADV Class shares’ and Class S shares’ performance to that of a broad measure of market performance – the Russell 3000® Index. The Russell 3000® Index is a broad-based, market capitalization weighted index that represents approximately 98% of the investable U.S. equity market. Class S shares’ performance has been adjusted to reflect the higher expenses of ADV Class shares. The index does not reflect fees, brokerage commissions, taxes or other expenses. It is not possible to invest directly in the index.

Average Annual Total Returns(1) (For the periods ended December 31, 2008)
	1 Year	5 Years (or Life of Class)	10 Years
ADV Class Return	(42.06)%	(15.44)%(1)	N/A
Russell 3000® Index	(37.31)%	(11.75)%(2)	N/A
Class S Return (adjusted)	(42.01)%	(3.41)%(1)	N/A
Russell 3000® Index	(37.31)%	(2.12)%(2)	N/A
(1)	ADV Class shares commenced operations on April 28, 2006. Class S shares commenced operations on May 3, 2004. Class S shares are not offered in this Prospectus. ADV Class shares would have had substantially similar annual returns as the Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and ADV Class shares have different expenses.
(2)	The index return for ADV Class shares is for the period beginning May 1, 2006. The index return for Class S shares is for the period beginning May 1, 2004.
20

Portfolio Fees and Expenses

The tables that follow show the estimated operating expenses you pay if you buy and hold ADV Class shares of a Portfolio. Shareholders of a Portfolio will indirectly bear the fees and expenses of an Underlying Fund based upon the percentage of a Portfolio’s assets that is allocated to the Underlying Fund. Because the annual net operating expenses of each Underlying Fund, and a Portfolio’s allocation to that Underlying Fund, will vary from year to year, the fees and expenses paid by a Portfolio may vary from year to year.

Your Variable Contract or Qualified Plan is a contract between you and the issuing life insurance company or plan provider. The Trust and the LifeStyle Portfolios are not parties to your Variable Contract or Qualified Plan, but are merely investment options made available to you by your insurance company or plan provider under your Variable Contract or Qualified Plan. The fees and expenses of the LifeStyle Portfolios are not fixed or specified under the terms of your Variable Contract or Qualified Plan. The table does not reflect any fees or expenses that are, or may be, imposed under your Variable Contract or Qualified Plan. For information on these charges, please refer to the applicable Variable Contract prospectus, prospectus summary or disclosure statement or plan document. If you hold shares of a Portfolio that were purchased through an investment in a Qualified Plan, you should consult the plan administrator for more information regarding additional expenses that may be assessed in connection with your plan.

Shareholder Transaction Expenses (fees you pay directly from your investment) - The LifeStyle Portfolios do not impose any loads, commissions, fees or other charges upon the purchase or redemption of shares of the LifeStyle Portfolios.

ADV Class Shares
Annual Portfolio Operating Expenses(1)
(as a percentage of average daily net assets)

Portfolio	Management Fee	Distribution (12b-1) Fee(2)	Shareholder Service Fee	Other Expenses	Acquired (Underlying) Funds Fees and Expenses(3)	Total Operating Expenses	Waivers, Reimbursements and Recoupments(4)	Net Operating Expenses
ING LifeStyle Conservative	0.14%	0.50%	0.25%	0.34%(5)	0.60%	1.83%(5)	(0.46)%	1.37%
ING LifeStyle Moderate	0.14%	0.50%	0.25%	0.03%	0.62%	1.54%	(0.15)%	1.39%
ING LifeStyle Moderate Growth	0.14%	0.50%	0.25%	0.03%	0.67%	1.59%	(0.15)%	1.44%
ING LifeStyle Growth	0.14%	0.50%	0.25%	0.03%	0.71%	1.63%	(0.15)%	1.48%
ING LifeStyle Aggressive Growth	0.14%	0.50%	0.25%	0.03%	0.74%	1.66%	(0.15)%	1.51%
(1)	This table shows the estimated operating expenses for ADV Class shares of each Portfolio as a ratio of expenses to average daily net assets. Estimated operating expenses are based on each Portfolio’s actual operating expenses for ADV Class shares, as adjusted for contractual changes, if any, and fee waivers to which ING Investments, LLC, the adviser to each Portfolio, has agreed.
(2)	ING Funds Distributor, LLC has contractually agreed to waive 0.15% of the distribution (12b-1) fee for ADV Class shares of the LifeStyle Portfolios, so that the actual distribution fee paid by a Portfolio is an annual rate of 0.35%. Absent this waiver, the distribution fee is 0.50% of net assets. The waiver will continue through at least May 1, 2010. There is no guarantee that this waiver will continue after this date.
(3)	Each LifeStyle Portfolio’s Acquired (Underlying) Funds Fees and Expenses is based on a weighted average of the fees and expenses of the Underlying Funds as of December 31, 2008. The amount of fees and expenses of the Underlying Funds borne by a Portfolio will vary based on the Portfolio’s allocation of assets to, and the annualized net expenses of, the particular Underlying Funds during the Portfolio’s fiscal year.
(4)	ING Investments, LLC, the investment adviser to each Portfolio, has entered into a written expense limitation agreement with respect to each Portfolio under which it will limit expenses of the LifeStyle Portfolios, excluding interest, taxes, brokerage, extraordinary expenses, and Acquired (Underlying) Fund Fees and Expenses, subject to possible recoupment by ING Investments, LLC within three years. The amount of each Portfolio’s expenses waived, reimbursed or recouped during the last fiscal year is shown under the heading Waivers, Reimbursements and Recoupments. This amount includes the 0.15% distribution (12b-1) fee waiver footnote (2) explains in more detail. The amount of each Portfolio’s expenses waiver, reimbursed or recouped during the last fiscal year is shown under the heading Waiver, Reimbursement and Recoupment. The expense limitation will continue through at least May 1, 2010. The expense limitation agreement is contractual and shall renew automatically for one-year terms unless ING Investments, LLC provides written notice of the termination of the expense limitation agreement at least 90 days prior to the end of the then current terms or upon termination of the investment management agreement. For information regarding the expense limitation agreement for the LifeStyle Portfolios, please see the Statement of Additional Information.
(5)	Includes 0.24% of non-recurring offering expense. Excluding this amount, Total Operating Expenses would have been 1.59%.
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Portfolio Fees and Expenses (continued)

Examples
The Examples below are intended to help you compare the cost of investing in ADV Class shares of each Portfolio, including the costs of the Underlying Funds, with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the ADV Class shares of each Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that all dividends and distributions are reinvested, and that the ADV Class shares of the Portfolios net operating expenses remain the same. The Examples do not reflect expenses which are, or may be, imposed by a Variable Contract or Qualified Plan that may use the LifeStyle Portfolios as its underlying investment option. If such expenses were reflected, the expenses indicated would be higher. Although your actual cost may be higher or lower, the Examples show what your costs would be based on these assumptions. Keep in mind that this is an estimate. Actual expenses and performance may vary.

Portfolio(1)	1 Year	3 Years	5 Years	10 Years
ING LifeStyle Conservative	$139	$480	$845	$1,871
ING LifeStyle Moderate	$142	$472	$825	$1,822
ING LifeStyle Moderate Growth	$147	$487	$851	$1,877
ING LifeStyle Growth	$151	$500	$872	$1,920
ING LifeStyle Aggressive Growth	$154	$509	$888	$1,953
(1)	The Examples reflect the contractual expense limitation agreements/waivers for the one-year period and the first year of the three-, five- and ten-year periods.
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Portfolio Fees and Expenses (continued)

Acquired (Underlying) Funds Annual Operating Expenses
(as a percentage of average daily net assets)

Because we use a weighted average in calculating expenses attributable to a Portfolio, the amount of the fees and expenses of the Class I shares of the Underlying Funds indirectly borne by a Portfolio will vary based on the Portfolio’s allocation of assets to, and the annualized net operating expenses of, the particular Underlying Funds during the Portfolio’s fiscal year. The following are the annual net expense ratios (as an annual percentage of average daily net assets) for each Underlying Fund as of December 31, 2008 except for ING Disciplined International SmallCap Fund, ING Emerging Markets Fixed Income Fund and ING Greater China Fund which are as of October 31, 2008 and ING Real Estate Fund which is as of November 30, 2008:

Underlying Funds	Net Operating Expenses
ING American Century Small-Mid Cap Value Portfolio	1.02%
ING Artio Foreign Portfolio	0.87%
ING Baron Small Cap Growth Portfolio	1.08%
ING BlackRock Inflation Protected Bond Portfolio	0.58%
ING BlackRock Large Cap Growth Portfolio	0.66%
ING BlackRock Large Cap Value Portfolio	0.74%
ING Clarion Global Real Estate Portfolio	0.90%
ING Clarion Real Estate Portfolio	0.64%
ING Columbia Small Cap Value Portfolio	0.91%
ING Davis New York Venture Portfolio	0.90%
ING Disciplined International SmallCap Fund	0.83%
ING Disciplined Small Cap Value Portfolio	0.73%
ING Emerging Markets Fixed Income Fund	0.86%
ING Evergreen Omega Portfolio	0.60%
ING FMRSM Diversified Mid Cap Portfolio	0.64%
ING Franklin Income Portfolio	0.74%
ING Franklin Mutual Shares Portfolio	0.78%
ING Global Resources Portfolio	0.64%
ING Goldman Sachs Commodity Strategy Portfolio	0.89%
ING Growth and Income Portfolio	0.60%
ING Hang Seng Index Portfolio (1)	0.83%
ING Intermediate Bond Portfolio	0.50%
ING International Index Portfolio	0.50%
ING International Value Portfolio	1.00%
ING Janus Contrarian Portfolio	0.74%
ING JPMorgan Emerging Markets Equity Portfolio	1.25%
ING JP Morgan Mid Cap Value Portfolio	1.00%
ING JPMorgan Small Cap Core Equity Portfolio	0.86%
ING JPMorgan Value Opportunities Portfolio	0.53%
ING Legg Mason Partners Aggressive Growth Portfolio	0.81%
ING Limited Maturity Bond Portfolio	0.27%
ING Liquid Assets Portfolio	0.28%
ING Lord Abbett Affiliated Portfolio	0.75%
ING Marsico Growth Portfolio	0.78%
ING Marsico International Opportunities Portfolio	0.68%
ING MFS Utilities Portfolio	0.78%
ING MidCap Opportunities Portfolio	0.70%
ING Multi-Manager International Small Cap Portfolio	1.22%
ING Neuberger Berman Partners Portfolio	0.67%
ING Oppenheimer Global Portfolio	0.66%
ING Oppenheimer Strategic Income Portfolio	0.54%
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Portfolio Fees and Expenses (continued)
Underlying Funds	Net Operating Expenses
ING Opportunistic LargeCap Portfolio	0.71%
ING PIMCO High Yield Portfolio	0.49%
ING PIMCO Total Return Bond Portfolio	0.56%
ING Pioneer Equity Income Portfolio	0.69%
ING Pioneer Fund Portfolio	0.69%
ING Pioneer High Yield Portfolio	0.73%
ING Pioneer Mid Cap Value Portfolio	0.64%
ING Russell Large Cap Growth Index Portfolio(1)	0.51%
ING RussellTM Large Cap Index Portfolio	0.37%
ING Russell Large Cap Value Index Portfolio (1)	0.51%
ING Russell Mid Cap Growth Index Portfolio (1)	0.55%
ING RussellTM Mid Cap Index Portfolio	0.43%
ING RussellTM Small Cap Index Portfolio	0.45%
ING Small Company Portfolio	0.85%
ING SmallCap Opportunities Portfolio	0.90%
ING T. Rowe Price Capital Appreciation Portfolio	0.65%
ING T. Rowe Price Diversified Mid Cap Growth Portfolio	0.66%
ING T. Rowe Price Equity Income Portfolio	0.65%
ING T. Rowe Price Growth Equity Portfolio	0.74%
ING Templeton Foreign Equity Portfolio	0.97%
ING Templeton Global Growth Portfolio	0.89%
ING Thornburg Value Portfolio	0.90%
ING UBS U.S. Large Cap Equity Portfolio	0.85%
ING U.S. Bond Index Portfolio	0.45%
ING Van Kampen Comstock Portfolio	0.81%
ING Van Kampen Equity and Income Portfolio	0.57%
ING Van Kampen Global Franchise Portfolio	0.97%
ING Van Kampen Growth and Income Portfolio	0.65%
ING Wells Fargo Small Cap Disciplined Portfolio	0.87%
ING WisdomTreeSM Global High-Yielding Equity Index Portfolio	0.70%
(1)	As the Underlying Fund or the Class I shares of the Underlying Fund did not commence operations as of the date of this Prospectus, the expense ratios are estimated for the current fiscal year.
24

More Information on Investment Strategies

More on the Asset Allocation Process

As described earlier in this Prospectus, each Portfolio pursues its investment objective by investing primarily in a combination of the Underlying Funds. ING Investments determines the mix of Underlying Funds and sets the appropriate allocation targets and ranges for investments in those Underlying Funds.

Periodically, based upon a variety of quantitative and qualitative factors, ING Investments uses economic and statistical methods to determine the optimal allocation targets and ranges for each Portfolio and whether any Underlying Funds should be added or removed from the mix.

The factors considered include:

(i)	the investment objective of each Portfolio and each of the Underlying Funds;
(ii)	economic and market forecasts;
(iii)	proprietary and third-party reports and analyses;
(iv)	the risk/return characteristics, relative performance, and volatility of Underlying Funds; and
(v)	the correlation and covariance among Underlying Funds.

As market prices of the Underlying Funds’ portfolio securities change, a Portfolio’s actual allocations will vary somewhat from the targets, although the percentages generally will remain within the specified ranges. If changes are made, those changes will be reflected in the Prospectus as it may be amended or supplemented from time to time. However, it may take some time to fully implement the changes. ING Investments will implement the changes over a reasonable period of time while seeking to minimize disruptive effects and added costs to the LifeStyle Portfolios and the Underlying Funds.

ING Investments may rebalance the LifeStyle Portfolios on a periodic basis to attain the target investment allocations. In addition, variances from the targets will be monitored. When a Portfolio receives new investment proceeds or redemption requests, depending on the Portfolio’s current cash reserves, ING Investments may determine to purchase additional shares or redeem shares of Underlying Funds to rebalance the Portfolio’s holdings of Underlying Funds to bring them more closely in line with the Portfolio’s target allocations. If ING Investments believes it is in the best interests of the Portfolio and its shareholders, it may limit the degree of rebalancing or avoid rebalancing altogether, pending further analysis and more favorable market conditions.

Investment Objectives, Main Investments and Risks of the Underlying Funds

Each Portfolio seeks to meet its investment objective by allocating its assets among the Underlying Funds. Because the LifeStyle Portfolios invest in the Underlying Funds, shareholders will be affected by the principal investment strategies of each Underlying Fund. Information is provided below on each Underlying Fund, including its investment objective, main investments, main risks, investment adviser and sub-adviser. This information is intended to provide potential investors in the LifeStyle Portfolios with information that they may find useful in understanding the investment history and risks of the Underlying Funds. Please refer to the section entitled “More Information on Risks - Risks Associated with an Investment in the Underlying Funds” later in this Prospectus for an expanded discussion of the risks listed below for a particular Underlying Fund.

You should note that over time a Portfolio will alter its allocation of assets among the Underlying Funds, and may add or delete Underlying Funds that are considered for investment. Therefore, it is not possible to predict in which Underlying Funds a Portfolio will be invested at any one time. As a result, the degree to which a Portfolio may be subject to the risks of a particular Underlying Fund will depend on the extent to which a Portfolio has invested in the Underlying Fund.

25

Description of the Investment Adviser, Sub-Adviser, Investment Objectives,  Main Investments and Risks of the Underlying Funds

ING AMERICAN CENTURY SMALL-MID CAP VALUE PORTFOLIO

Investment Objective: Long-term capital growth, income is a secondary objective.

Investment Adviser: Directed Services LLC

Sub-Adviser: American Century Investment Management, Inc.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in U.S. equity securities of small-mid capitalization companies. Small-mid capitalization companies include those with a market capitalization, at the time of purchase, within the range of the custom Russell 2800 Index. May invest in derivatives including futures, contracts, foreign securities, debt securities of companies, debt obligations of governments, and other similar securities. Equity securities include common and preferred stocks, and equity-equivalent securities such as debt securities and preferred stocks convertible into common stocks and stocks or stock index futures contracts. May invest in other investment companies, including exchange-traded funds (“ETFs”), to the extent permitted under the Investment Company Act of 1940 (“1940 Act”).

Main Risks: Convertible securities, credit, currency, debt securities, derivatives, equity securities, foreign investment, interest rate, liquidity, manager, market and company, mid-capitalization company, other investment companies, price volatility, securities lending, small-capitalization company, and value investing.

ING ARTIO FOREIGN PORTFOLIO

Investment Objective: Long-term growth of capital.

Investment Adviser: Directed Services LLC

Sub-Adviser: Artio Global Management LLC

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in international equity securities including common and preferred stocks, ADRs, EDRs, GDRs, convertible securities, rights, warrants and other investment companies, including exchange-traded funds (“ETFs”). Normally has a bias towards larger companies (e.g., with market capitalizations of $10 billion or greater), but may also invest in small- and mid-sized companies. May invest up to 35% of assets in issuers in emerging markets and may invest in debt securities (up to 10% in high-risk and high-yield, non-investment grade bonds). May invest in derivatives and may lend its portfolio securities. Will invest at least 65% of its assets in no fewer than three different countries located outside the United States. May use futures, options, swaps and forward contracts. May invest in other investment companies, including ETFs, to the extent permitted by the 1940 Act.

Main Risks: Call, convertible securities, credit, currency, debt securities, depositary receipts, derivatives, emerging markets, equity securities, foreign investment, growth investing, high-yield, lower-grade debt securities, interest rate, liquidity, market and company, market capitalization, mid-capitalization company, other investment companies, price volatility, securities lending, small-capitalization company, and value investing.

ING BARON SMALL CAP GROWTH PORTFOLIO

Investment Objective: Capital appreciation.

Investments Adviser: Directed Services LLC

Sub-Adviser: BAMCO, Inc.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in securities of smaller companies with market values under $2.5 billion. May invest up to 20% in foreign securities, including American Depositary Receipts. May invest in other investment companies, including ETFs, to the extent permitted by the 1940 Act.

Main Risks: Currency, depositary receipts, equity securities, foreign investment, growth investing, large positions, liquidity, manager, market and company, other investment companies, price volatility, securities lending and small-capitalization company.
26

Description of the Investment Adviser, Sub-Adviser, Investment Objectives,  Main Investments and Risks of the Underlying Funds (continued)

ING BLACKROCK INFLATION PROTECTED BOND PORTFOLIO

Investment objective: Maximize real return, consistent with the preservation of real capital and prudent investment management.

Investment Adviser: Directed Services LLC

Sub-Adviser: BlackRock Financial Management, Inc.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and U.S. and non-U.S. corporations. May invest up to 20% of its assets in non-investment grade bonds (high-yield or junk bonds) or securities of emerging market issuers. May invest up to 20% of its assets in non-dollar denominated securities of non-U.S. issuers, and without limit in U.S. dollar dominated securities of non-U.S. issuers. The Portfolio is non-diversified which means that it may concentrate its assets in a smaller number of issuers than a diversified fund. May also purchase U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, collateralized mortgage obligations (“CMOs”), investment-grade corporate bonds and asset-backed securities. May buy or sell options or futures, enter into credit default swaps, interest rate or foreign currency transactions, including swaps (collectively, commonly known as “derivatives”), enter into a series of purchase and sale contracts or by using reverse repurchase agreements or dollar rolls. Non-investment grade bonds acquired by the Portfolio will generally be in the lower rating categories of the major rating agencies (BB or lower by S&P or Ba or lower by Moody’s) or will be determined by the management team to be of similar quality. Split rated bonds will be considered to have the higher of the two credit ratings. Typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. May also use derivatives for leverage. May seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls). May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Asset-backed securities, credit, credit derivatives, currency, debt securities, derivatives, diversification, emerging markets, foreign investment, high-yield, lower-grade debt securities, inflation-index bonds, interest rate, leveraging, manager, mortgage-related securities, other investment companies, portfolio turnover, securities lending, and U.S. government securities and obligations.

ING BLACKROCK LARGE CAP GROWTH PORTFOLIO

Investment Objective: Long-term growth of capital.

Investment Adviser: Directed Services LLC

Sub-Adviser: BlackRock Investment Management, LLC

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of large-capitalization companies (those which, at the time of purchase, have a market capitalization equal to or greater than the top 80% of the companies that comprise the Russell 1000® Index). May invest up to 10% in foreign companies in the form of ADRs. May invest in derivatives, short-term debt securities (including repurchase agreements), non-convertible preferred stocks and bonds or U.S. government and money market securities. May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Borrowing, call, convertible securities, credit, debt securities, depositary receipts, derivatives, equity securities, foreign investment, growth investing, interest rate, investment models, liquidity, manager, market and company, market capitalization, maturity, other investment companies, over-the-counter (“OTC”) investment, portfolio turnover, restricted and illiquid securities, securities lending, U.S. government securities and obligations, and when issued and delayed delivery securities and forward commitments.

ING BLACKROCK LARGE CAP VALUE PORTFOLIO

Investment Objective: Long-term growth of capital.

Investment Adviser: Directed Services LLC

Sub-Adviser: BlackRock Investment Management, LLC

27

Description of the Investment Adviser, Sub-Adviser, Investment Objectives,  Main Investments and Risks of the Underlying Funds (continued) Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of large-capitalization companies (those which, at the time of purchase, have a market capitalization equal to or greater than the top 80% of the companies that comprise the Russell 1000® Index). Will invest primarily in equity securities of companies located in the United States that the sub-adviser believes are undervalued. May invest up to 10% of its total assets in securities issued by foreign issuers, in the form of ADRs. May also invest in investment-grade convertible securities, preferred stocks, illiquid securities, U.S. government debt securities of any maturity, and derivatives for hedging purposes. May purchase or sell securities on a when issued basis. May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Borrowing, call, convertible securities, credit, debt securities, depositary receipts, derivatives, equity securities, foreign investment, interest rate, investment models, liquidity, manager, market and company, market capitalization, other investment companies, OTC investment, restricted and illiquid securities, securities lending, U.S government securities and obligations, value investing, and when issued and delayed delivery securities and forward commitments.

ING CLARION GLOBAL REAL ESTATE PORTFOLIO

Investment Objective: High total return consisting of capital appreciation and current income.

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Clarion Real Estate Securities L.P.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies that are principally engaged in the real estate industry (deriving at least 50% of their total revenues or earnings from owning, operating developing and/or managing real estate.) The portfolio will have investments located in a number of different countries located throughout the world, including the United States. May invest in companies located in countries with emerging securities markets. Generally, invests in common stocks of large-, mid- and small-sized companies, including REITs. May invest in initial public offerings, convertible securities, and Rule 144A securities. The portfolio is non-diversified and may invest a significant portion of its assets in a single issuer. May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Convertible securities, diversification, emerging markets, equity securities, foreign investment, industry concentration, initial public offerings, liquidity, market capitalization, market trends, mid-capitalization company, other investment companies, price volatility, real estate investment trusts, restricted and illiquid securities, securities lending, and small-capitalization company.

ING CLARION REAL ESTATE PORTFOLIO

Investment Objective: Total return.

Investment Adviser: Directed Services LLC

Sub-Adviser: ING Clarion Real Estate Securities L.P.

Main Investments: Invests at least 80% of its net assets in common and preferred stocks of U.S. real estate investment trusts (“REITS”) and real estate companies. A company shall be considered to be “principally engaged” in the real estate industry if it:(a) derives at least 50% of its revenues or profits from the ownership, construction, management, financing or sale of residential, commercial or industrial real estate; or (b) has at least 50% of the fair market value of its assets invested in residential, commercial or industrial real estate. Generally will not invest in companies with market capitalization of less than $100 million at the time of purchase. The Portfolio also may invest in convertible securities, initial public offerings and Rule 144A securities. The Portfolio is non-diversified. May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Convertible securities, diversification, equity securities, initial public offerings, industry concentration, liquidity, manager, market and company, other investment companies, portfolio turnover, real estate investment trusts, Rule 144A, sector, and securities lending.

ING COLUMBIA SMALL CAP VALUE PORTFOLIO

Investment Objective: Long-term growth of capital.

Investment Adviser: Directed Services LLC

28

Description of the Investment Adviser, Sub-Adviser, Investment Objectives,  Main Investments and Risks of the Underlying Funds (continued) Sub-Adviser: Columbia Management Advisors, LLC

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies that have market capitalizations in the range of the companies within the Russell 2000® Value Index, at the time of purchase. May also invest in real estate investments trusts (“REITs”), foreign equity securities, depositary receipts, and other investment companies, including exchange-traded funds (“ETFs”). The Portfolio may also invest in convertible securities, initial public offerings and derivatives including options on securities, options on stock indices, covered calls, secured put options and over-the-counter options.

Main Risks: Convertible securities, currency, depositary receipts, derivatives, equity securities, foreign investment, initial public offerings, liquidity, manager, market and company, other investment companies, over-the-counter investment, price volatility, real estate investment trusts, securities lending, small-capitalization company, and value investing.

ING DAVIS NEW YORK VENTURE PORTFOLIO

Investment Objective: Long-term growth of capital.

Investment Adviser: Directed Services LLC

Sub-Adviser: Davis Selected Advisers, L.P.

Main Investments: Invests the majority of its assets in equity securities issued by large companies with market capitalizations of at least $10 billion. May also invest a limited portion of its assets in companies whose shares may be subject to controversy, foreign securities, and non-equity securities. May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Credit, currency, debt securities, equity securities, foreign investment, headline, industry focus, interest rate, liquidity, manager, market and company, other investment companies, price volatility, securities lending, and value investing.

ING DISCIPLINED INTERNATIONAL SMALLCAP FUND

Investment Objective: Long-term capital appreciation.

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in securities of small-capitalization companies (defined as those companies with market capitalizations that fall within the range of companies in the Standard & Poor’s Developed Ex-U.S. SmallCap Index). At least 65% of its assets will normally be invested in companies located in a number of different countries, other than the United States. May invest and up to 35% of its total assets in U.S. issuers. May invest in companies located in countries with emerging securities markets. May invest in derivative instruments, including futures, options, foreign currency contracts and futures contracts. May invest in other investment companies to the extent permitted under the 1940 Act. The Fund is non-diversified and may invest a significant portion of its assets in a single issuer.

Main Risks: Derivatives, diversification, foreign investment, liquidity, market trends, other investment companies, portfolio turnover, price volatility, securities lending, small-capitalization company, and value investing.

ING DISCIPLINED SMALL CAP VALUE PORTFOLIO

Investment Objective: Outperform the total return performance of the Russell 2000® Value Index by investing in common stocks of small companies whose stock prices are believed to be undervalued.

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in securities of small-capitalization companies included in the Russell 2000® Value Index. May also invest in derivative instruments. May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

29

Description of the Investment Adviser, Sub-Adviser, Investment Objectives,  Main Investments and Risks of the Underlying Funds (continued) Main Risks: Derivatives, equity securities, index strategy, investment models, liquidity, manager, other investment companies, portfolio turnover, securities lending, small-capitalization company, and value investing.

ING EMERGING MARKETS FIXED INCOME FUND

Investment Objective: Maximize total return.

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Advisors, B.V.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in debt securities, including fixed-rate instruments, convertible bonds, bonds associated with restructured syndicated or bank loans (e.g., Brady Bonds) and subordinated bonds, of issuers located or primarily conducting their business in emerging market countries. May invest in warrants, structured securities, derivative securities (including futures and forward contracts, options on futures contracts, foreign currencies, securities and stock indices, structured notes and indexed securities, swaps, caps, floors and collars) and below investment-grade bonds (including corporate bonds from emerging markets). The sub-adviser generally invests in securities of various maturities. May also invest in money-market instruments with maturities not exceeding 397 days. May also invest up to 20% its total assets in floating-rate instruments. May invest in other investment companies to the extent permitted under the 1940 Act. The Fund is non-diversified and may invest a higher percentage of its assets in any one issuer.

Main Risks: Convertible securities, credit and interest rate, debt securities, derivatives, diversification, foreign investment, high-yield, lower-grade debt securities, liquidity, other investment companies, price volatility, and securities lending.

ING EVERGREEN OMEGA PORTFOLIO

Investment Objective: Long-term capital growth.

Investment Adviser: Directed Services LLC

Sub-Adviser: Evergreen Investment Management Company, LLC

Main Investments: Invests primarily and under normal conditions substantially all of its assets, in common stocks of U.S. companies across all market capitalizations. May also invest up to 25% of assets in foreign securities. May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Equity securities, foreign investment, growth investing, investment style, liquidity, manager, market capitalization, mid-capitalization company, other investment companies, price volatility, securities lending, and small-capitalization company.

ING FMRSM DIVERSIFIED MID CAP PORTFOLIO

Investment Objective: Long-term growth of capital.

Investment Adviser: Directed Services LLC

Sub-Adviser: Fidelity Management & Research Company

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in securities of companies with medium market capitalizations (defined as those whose market capitalizations are similar to the market capitalizations of companies in the Russell Midcap® Index or the S&P Midcap 400 Index). May also invest in companies with smaller or larger market capitalizations. May invest up to 25% of assets in foreign securities, including emerging markets and may buy and sell futures contracts and other investment companies, including ETFs. May invest in other investment companies to the extent permitted under the 1940 Act.

Main Risks: Derivatives, emerging markets, equity securities, foreign investment, growth investing, liquidity, manager, market and company, market capitalization, mid-capitalization company, other investment companies, portfolio turnover, securities lending, small-capitalization company, and value investing.
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Description of the Investment Adviser, Sub-Adviser, Investment Objectives,  Main Investments and Risks of the Underlying Funds (continued)

ING FRANKLIN INCOME PORTFOLIO

Investment Objective: Maximize income while maintaining prospects for capital appreciation.

Investment Adviser: Directed Services LLC

Sub-Adviser: Franklin Advisers, Inc.

Main Investments: Invests in a diversified portfolio of debt and equity securities. Debt securities in which the portfolio will invest include bonds, notes and debentures, among others. Equity securities include common stocks, preferred stocks and convertible securities, among others. May invest up to 100% of total assets in debt securities that are rated below investment-grade, but it is not currently expected that the Portfolio will invest more than 50% of its assets in these securities. May invest up to 25% of its assets in foreign securities. It ordinarily buys foreign securities that are traded in the United States or ADRs. May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Call, convertible securities, credit , debt securities, depositary receipts, equity securities, foreign investment, high-yield, lower-grade debt securities, income, interest rate, liquidity, manager, market and company, market trends, maturity, other investment companies, price volatility, securities lending, U.S. government securities and obligations, and value investing.

ING FRANKLIN MUTUAL SHARES PORTFOLIO

Investment Objective: Capital appreciation with a secondary goal of income.

Investment Adviser: Directed Services LLC

Sub-Adviser: Franklin Mutual Advisers, LLC

Main Investments: Invests primarily in equity securities, including common and preferred stocks and convertible securities, of companies of any nation that the sub-adviser believes are available at market prices less than their value based on certain recognized or objective criteria. The Portfolio invests predominantly (up to 100% of its assets) in medium- and large-capitalization companies with market capitalization values greater than $5 billion, although it may invest a portion of its assets in small-capitalization companies and is not limited to pre-set maximums or minimums governing size of companies in which it may invest. May invest significantly (up to 35%) in foreign investments. May also engage from time to time in an “arbitrage” strategy and may invest in distressed companies, including bank debt, lower rated or defaulted debt securities, comparable unrated debt securities, or other indebtedness of, or trade claims against, such companies. The sub-adviser may keep a portion, which may be significant at times, of the Portfolio’s assets in cash or invested in high-quality, short-term money market securities, corporate debt, or direct or indirect U.S. and non-U.S. government and agency obligations. May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Convertible securities, credit, currency, derivatives, equity securities, foreign investment, high-yield, lower-grade debt securities, investment models, liquidity, manager, market capitalization, mid-capitalization company, other investment companies, portfolio turnover, risk arbitrage securities and distressed companies, securities lending, small-capitalization company, sovereign debt, and value investing.

ING GLOBAL RESOURCES PORTFOLIO

Investment Objective: Long-term capital appreciation.

Investment Adviser: Directed Services LLC

Sub-Adviser: ING Investment Management Co.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in the equity securities of companies in the natural resources industries located in a number of different countries, one of which may be the United States. A company is considered to be in a natural resources industry when at least 50% of its assets, revenues, or operating profits are involved in or result from researching, exploring, developing, mining, refining, processing, fabricating, transporting, trading distributing or owning natural resource assets. May invest up to a maximum of 50% of its net assets in any single natural resources industry. May also invest in securities issued by companies that are not in natural resources industries, investment-grade corporate debt, repurchase agreements, derivatives and in commodities
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Description of the Investment Adviser, Sub-Adviser, Investment Objectives,  Main Investments and Risks of the Underlying Funds (continued) including gold bullion and coins. May invest without limit in securities of foreign issuers, including emerging markets. Equity securities in which the portfolio invests may be listed on the U.S. or foreign securities exchanges or traded over-the-counter and include: common stocks, direct equity interests in trusts, preferred stocks, partnerships (including, master limited partnerships), restricted securities, ADRs and GDRs. Normally invests in companies with a large market capitalization, but may also invest in mid- and small-sized companies. May invest in other investment companies, including ETFs, derivative securities and structured notes. The Portfolio is non-diversified and may invest a significant portion of its assets in a single issuer.

Main Risks: Commodities, debt securities, depositary receipts, derivatives, diversification, emerging markets, equity securities, foreign investment, industry concentration, liquidity, manager, market and company, mid-capitalization company, natural resources, other investment companies, over-the-counter investment, portfolio turnover, restricted and illiquid securities, sector, securities lending, and small-capitalization company.

ING GOLDMAN SACHS COMMODITY STRATEGY PORTFOLIO

Investment Objective: Long-term total return consisting of capital appreciation and income.

Investment Adviser: Directed Services LLC

Sub-Adviser: Goldman Sachs Asset Management, L.P.

Main Investments: Invests in a portfolio of commodity index-linked securities (including leveraged and unleveraged structured notes), other commodity-linked securities and derivative instruments that provide exposure to the performance of the commodities markets, and in other fixed-income and debt instruments. May invest at least 25% of its assets in commodity-linked structured notes. Invests in commodity-linked derivative instruments such as commodity-linked structured notes. Invests in investment-grade fixed-income securities. May invest in corporate securities, U.S. government securities, mortgage-backed securities, asset-backed securities, and fixed-income securities issued by or on behalf of states, territories and possessions of the United States (including District of Columbia) and the political subdivisions, agencies and instrumentalities thereof. May invest up to 35% of its net assets in foreign securities and up to 10% of its assets in non-investment-grade fixed-income securities. May also invest in repurchased agreements, convertible securities, options, futures, forwards and swaps. May invest in other investment companies, including ETFs to the extent permitted under the 1940 Act. The Portfolio is non-diversified and may invest more of its assets in fewer issuers.

Main Risks: Absence of regulation, asset-backed securities, borrowing, call, commodities, convertible securities, credit, currency, debt securities, derivatives, diversification, emerging markets, equity securities, extension, foreign investment, high yield, lower-grade debt securities, industry concentration, interest rate, leveraging, liquidity, manager, market and company, mortgage-related securities, other investment companies, over-the-counter investment, price volatility, sector, securities lending, and U.S. government securities and obligations.

ING GROWTH AND INCOME PORTFOLIO

Investment Objective: Maximize total return.

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co.

Main Investments: Invests at least 65% of its total assets in common stocks believed to have significant potential for capital appreciation or income growth or both. Emphasizes stocks of larger companies. May invest up to 25% in foreign securities. May invest in derivatives, including, but not limited to, put and call options. May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Convertible securities, derivatives, foreign investment, liquidity, market trends, other investment companies, portfolio turnover, price volatility, and securities lending.
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Description of the Investment Adviser, Sub-Adviser, Investment Objectives,  Main Investments and Risks of the Underlying Funds (continued)

ING HANG SENG INDEX PORTFOLIO

Investment Objective: The Portfolio seeks investment results (before fees and expenses) that correspond to the total return of the Hang Seng Index (“Index”).

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies which are, at the time of purchase, included in the Index, convertible securities that are convertible into stocks included in the Index, other derivatives whose economic returns are, by design, closely equivalent to the returns of the Index or its components and exchange-traded funds. Invests principally in common stocks and employs a “passive management” approach designed to track the performance of the Index, which is a free float-adjusted market-capitalization weighted index in Hong Kong. It is used to record and monitor daily changes of the largest companies of the Hong Kong stock market and is the main indicator of the overall market performance in Hong Kong. The Portfolio invests all, or substantially all, of its assets in stocks that make up the Index. The Portfolio may not always hold all of the same securities as the Index. The Portfolio may also invest in stock index futures and other derivatives as a substitute for the sale or purchase of securities in the Index and to provide equity exposure to the Portfolio’s cash position. Although the Portfolio attempts to track, as closely as possible, the performance of the Index, the Portfolio does not always perform exactly like the Index. Unlike the Index, the Portfolio has operating expenses and transaction costs and therefore has a performance disadvantage versus the Index. The Portfolio may also invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Convertible securities, derivatives, foreign investments, geographic focus, index strategy, liquidity, non-diversification status, other investment companies, portfolio turnover, price volatility, and securities lending.

ING INTERMEDIATE BOND PORTFOLIO

Investment Objective: Maximize total return consistent with reasonable risk.

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in bonds including but not limited to, corporate, government, and mortgage bonds which are rated investment-grade. May invest a portion of assets in high-yield (high-risk) debt securities, commonly known as junk bonds. May invest in preferred stocks, high quality money market instruments, municipal bonds, debt securities of foreign issuers, securities denominated in foreign securities, mortgage- and asset-backed securities, options and future contracts involving securities, security indices and interest rates including options and futures contracts denominated in foreign currencies. May engage in dollar roll transactions and swap agreements. May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Credit, derivatives, extension, foreign investment, high-yield, lower-grade debt securities, interest rate, liquidity, mortgage-related securities, other investment companies, portfolio turnover, prepayment, price volatility, securities lending, and U.S. government securities and obligations.

ING INTERNATIONAL INDEX PORTFOLIO

Investment Objective: Investment results that correspond to the total return of a widely accepted international index.

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies and convertible securities that are convertible into stocks included in a widely accepted international index and other derivatives whose economic returns are, by design, closely equivalent to the returns of the index or its components and ETFs. The Portfolio currently invests principally in common stock and employs a “passive management” approach designed to track the performance of the Morgan Stanley Capital International - Europe, Australasia and Far East ® Index (“Index”) which is a market value-weighted index that reflects the performance of approximately
33

Description of the Investment Adviser, Sub-Adviser, Investment Objectives,  Main Investments and Risks of the Underlying Funds (continued) 1,100 securities listed on the stock exchanges of Europe, Australasia and the Far East. Under normal conditions, the Portfolio invests all, or substantially all, of its assets in stocks and financial instruments that provide economic returns closely equivalent to the Index or its components. May also invest in stock index futures and other derivatives as a substitute for the sale or purchase of securities in the Index and to provide equity exposure to the portfolio’s cash position. May also invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Convertible securities, derivatives, foreign investments, index strategy, liquidity, other investment companies, portfolio turnover, price volatility, and securities lending.

ING INTERNATIONAL VALUE PORTFOLIO

Investment Objective: Long-term capital appreciation

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co.

Main Investments: Invests at least 65% of its assets in equity securities of issuers located in a number of different countries outside of the United States. Invests primarily in companies with a large market capitalization, but may also invest in small- and mid-sized companies. Generally invests in common and preferred stocks, warrants and convertible securities. May invest in emerging markets countries. May invest in government debt securities of developed foreign countries. May invest up to 35% of assets in securities of U.S. issuers, including investment-grade government and corporate debt securities. May invest in derivative instruments, including futures, options and swaps. May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Convertible securities, debt securities, derivatives, foreign investment, liquidity, market trends, other investment companies, portfolio turnover, price volatility, securities lending, and value investing.

ING JANUS CONTRARIAN PORTFOLIO

Investment Objective: Capital appreciation.

Investment Adviser: Directed Services LLC

Sub-Adviser: Janus Capital Management LLC

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities with the potential for long-term growth of capital. The Portfolio is non-diversified. May also invest in foreign equity and debt securities, (either directly or through depositary receipts) up to 20% in high-yield debt securities (junk bonds); derivatives; securities purchased on a when-issued, delayed delivery or forward commitment basis; illiquid securities (up to 15%) and may invest more than 25% of its total assets in securities of companies in one or more market sectors. May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Call, credit, debt securities, depositary receipts, derivatives, diversification, equity securities, foreign investment, growth investing, high-yield, lower-grade debt securities, interest rate, liquidity, manager, market and company, market capitalization, maturity, mid-capitalization company, other investment companies, restricted and illiquid securities, sector, securities lending, small-capitalization company, special situations, and value investing.

ING JPMORGAN EMERGING MARKETS EQUITY PORTFOLIO

Investment Objective: Capital appreciation.

Investment Adviser: Directed Services LLC

Sub-Adviser: J.P. Morgan Investment Management Inc.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of issuers located in at least three countries with emerging securities markets. Equity securities in which the portfolio may invest include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants to buy common stocks and privately-placed securities and other investment companies. May also invest to a lesser extent in debt securities of issuers in countries with emerging markets. May invest in derivatives. May invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest. May also invest in high-quality, short-term money market instruments and repurchase agreements. May invest in debt securities,
34

Description of the Investment Adviser, Sub-Adviser, Investment Objectives,  Main Investments and Risks of the Underlying Funds (continued) including high-yield securities which are below investment-grade (junk bonds) and mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. May enter into dollar rolls. May invest in less developed countries by investing in closed-end investment companies that are authorized to invest in those countries, subject to the limitations of the 1940 Act. May invest in other companies, including ETFs, to the extent permitted by the 1940 Act.

Main Risks: Call, convertible securities, credit, currency, debt securities, depositary receipts, derivatives, emerging markets, equity securities, foreign investment, high-yield, lower-grade debt securities, interest rate, liquidity, manager, market and company, mortgage-related securities, other investment companies, restricted and illiquid securities, securities lending, and small-capitalization company.

ING JPMORGAN MID CAP VALUE PORTFOLIO

Investment Objective: Growth from capital appreciation.

Investment Adviser: Directed Services LLC

Sub-Adviser: J.P. Morgan Investment Management, Inc.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of mid-capitalization companies (those with market capitalizations between $1 billion and $20 billion) that the sub-adviser believes are undervalued. Normally invests in securities that are traded on registered exchanges or the over-the-counter market in the United States. May invest in other equity securities, including preferred stocks, convertible securities, foreign securities (including depositary receipts) and derivatives. May use derivatives to hedge various market risks or increase the Portfolio’s income. May invest up to 15% in REITs. May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Convertible securities, currency, depositary receipts, derivatives, equity securities, foreign investment, investment style, liquidity, manager, market and company, mid-capitalization company, other investment companies, over-the-counter investment, price volatility, real estate investment trusts, securities lending, and value investing.

ING JPMORGAN SMALL CAP CORE EQUITY PORTFOLIO

Investment Objective: Capital growth over the long term.

Investment Adviser: Directed Services LLC

Sub-Adviser: J.P. Morgan Investment Management Inc.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of small-capitalization companies (defined as those with market capitalization equal to those within a universe of Russell 2000®Index stocks). May also invest up to 20% of its total assets in each of the following: (i) foreign securities, including depositary receipts; (ii) convertible securities; and (iii) high-quality money market instruments and repurchase agreements. May invest in REITs derivatives. May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Convertible securities, depositary receipts, derivatives, equity securities, foreign investment, growth investing, investment models, liquidity, manager, market and company, market capitalization, mid-capitalization company, mortgage-related securities, other investment companies, real estate investment trusts, securities lending, small-capitalization company, and value investing.
ING JPMORGAN VALUE OPPORTUNITIES PORTFOLIO

Investment Objective: Long-term capital appreciation.

Investment Adviser: Directed Services LLC

Sub-Adviser: J.P.Morgan Investment Management Inc.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of mid- and large-capitalization companies (mid-capitalization companies are those with market capitalizations between $2 billion and $5 billion and large-capitalization companies are those with a market capitalization over $5 billion). Equity securities in which the Portfolio may invest include common stocks, preferred stocks, convertible securities, depositary
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Description of the Investment Adviser, Sub-Adviser, Investment Objectives,  Main Investments and Risks of the Underlying Funds (continued) receipts and warrants to buy common stocks. May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act. May invest in derivatives (including futures contracts, options and swaps), mortgage-related securities issued by government entities and private issuers, and high-quality money market instruments and repurchase agreements.

Main Risks: Convertible securities, depositary receipts, derivatives, equity securities, foreign investment, interest rate, investment style, liquidity, manager, market and company, market capitalization, mid-capitalization company, mortgage-related securities, other investment companies, price volatility, securities lending, and value investing.

ING LEGG MASON PARTNERS AGGRESSIVE GROWTH PORTFOLIO

Investment Objective: Long-term growth of capital.

Investment Adviser: Directed Services LLC

Sub-Adviser: ClearBridge Advisors LLC

Main Investments: Invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts of emerging growth companies. May invest in securities of large, well-known companies, but may also invest in small- to medium-sized companies. Investments may include securities listed on a securities exchange or traded in the over-the-counter markets. May invest up to 25% of its assets (at the time of investment) directly in foreign securities or in depositary receipts (including emerging market securities) and may have exposure to foreign currencies. May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Convertible securities, currency, depositary receipts, derivatives, emerging growth, emerging markets, equity securities, foreign investment, liquidity, manager, market and company, mid-capitalization company, other investment companies, over-the-counter investment, price volatility, securities lending, and small-capitalization company.

ING LIMITED MATURITY BOND PORTFOLIO

Investment Objective: Highest current income consistent with low risk to principal and liquidity. As a secondary objective, seeks to enhance its total return through capital appreciation when market factors, such as falling interest rates and rising bond prices, indicate that capital appreciation may be available without significant risk to principal.

Investment Adviser: Directed Services LLC

Sub-Adviser: ING Investment Management Co.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in bonds that are primarily limited maturity debt securities. Under normal market conditions, the portfolio maintains significant exposure to government securities. Invests in non-government securities only if rated Baa3 or better by Moody’s or BBB- or better by S&P or Fitch or if not rated, determined that they are of comparable quality. May also invest in: preferred stocks; U.S. government securities, securities of foreign governments and supranational organizations; mortgage bonds; municipal bonds, notes and commercial paper; and debt securities of foreign issuers. May engage in dollar roll transactions and swap agreements, including credit default swaps. May use options and futures contracts involving securities, securities indices and interest rates. A portion of the Portfolio’s assets may be invested in mortgage-backed and asset-backed debt securities. May borrow up to 10% of the value of its net assets. May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act. May purchase private placements of debt securities and other illiquid securities.

Main Risks: Asset-backed securities, borrowing, call, credit, credit derivatives, debt securities, derivatives, equity securities, foreign investment, income, interest rate, leveraging, liquidity, manager, mortgage-related securities, other investment companies, portfolio turnover, restricted and illiquid securities, sector, securities lending, sovereign debt, and U.S. government securities and obligations.

ING LIQUID ASSETS PORTFOLIO

Investment Objective: High level of current income consistent with the preservation of capital and liquidity.

Investment Adviser: Directed Services LLC

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Description of the Investment Adviser, Sub-Adviser, Investment Objectives,  Main Investments and Risks of the Underlying Funds (continued) Sub-Adviser: ING Investment Management Co.

Main Investments: Invests in a portfolio of high-quality, U.S. dollar denominated short-term debt securities that are determined by the sub-adviser to present minimal credit risks. Obligations in which the Portfolio invests generally have remaining maturities of 397 days or less, although upon satisfying certain conditions of Rule 2a-7, the Portfolio may, to the extent otherwise permissible, invest in instruments subject to repurchase agreements and certain variable and floating rate obligations that bear longer final maturities. May invest in obligations permitted to be purchased under Rule 2a-7. May invest more than 25% of its total assets in instruments issued by domestic banks. May significantly invest in securities issued by financial services companies, banks and bank holding companies, investment banks, trust companies, insurance companies, finance companies and broker-dealers. May purchase securities on a when-issued basis and purchase or sell them on a forward commitment basis. May also invest in variable rate master demand obligations. May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Credit, foreign investment, interest rate, liquidity, mortgage-related securities, other investment companies, sector, and U.S. government securities and obligations.

ING LORD ABBETT AFFILIATED PORTFOLIO

Investment Objective: Long-term growth of capital. Current income is a secondary objective.

Investment Adviser: Directed Services LLC

Sub-Adviser: Lord, Abbett & Co. LLC

Main Investments: Invests primarily in equity securities of large, seasoned, U.S. and multinational companies (large companies are defined as those companies in the Russell 1000® Index). Equity securities in which the Portfolio may invest may include common stocks, preferred stocks, convertible securities, warrants and similar instruments. May invest up to 10% of its assets in foreign securities and also may invest in ADRs and similar depositary receipts, which are not subject to the 10% limit on investment. May invest in convertible bonds and convertible preferred stocks, and in derivatives and similar investments. May buy and sell options on securities indices for hedging or cross-hedging purposes and may sell covered call options on its portfolio securities. May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Convertible securities, depositary receipts, derivatives, equity securities, foreign investment, liquidity, manager, market and company, market capitalization, market trends, other investment companies, securities lending, and value investing.

ING MARSICO GROWTH PORTFOLIO

Investment Objective: Capital appreciation.

Investment Adviser: Directed Services LLC

Sub-Adviser: Marsico Capital Management, LLC

Main Investments: Invests primarily in equity securities of companies of any size, selected for their long-term growth potential. Will normally hold a core position of between 35 and 50 common stocks primarily emphasizing larger companies (those with market capitalizations of $4 billion or more). May also invest in foreign securities, including ADRs or other depositary receipts (including emerging markets) and forward foreign currency contracts, futures and options. May invest more than 25% of its total assets in securities of companies in a single market sector. Generally will not invest more than 25% of its total assets in a particular industry within a sector. Substantial cash holdings may increase in the absence of attractive investment opportunities. May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Currency, depositary receipts, derivatives, emerging markets, equity securities, foreign investment, growth investing, investment models, liquidity, manager, market and company, market capitalization, market trends, other investment companies, price volatility, sector, and securities lending.
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Description of the Investment Adviser, Sub-Adviser, Investment Objectives,  Main Investments and Risks of the Underlying Funds (continued)

ING MARSICO INTERNATIONAL OPPORTUNITIES PORTFOLIO

Investment Objective: Long-term growth of capital.

Investment Adviser: Directed Services LLC

Sub-Adviser: Marsico Capital Management, LLC

Main Investments: Invests at least 65% of its total assets in common stocks of foreign companies selected for their long-term growth potential. May invest in companies of any size throughout the world. Invests in issuers from a number of different countries not including the United States. May invest in foreign investments, including ADRs or other depository receipts. May use options, futures and foreign currency contracts. May invest in emerging markets. Some issuers of securities in the portfolio may be based or economically tied to the United States. May invest up to 10% in fixed-income securities and up to 5% in high-yield bonds or mortgage- and asset-backed securities. May invest up to 15% in illiquid securities. May invest more than 25% of its total assets in securities of companies in a single market sector, though it will not invest more than 25% of its total assets in a particular industry within a sector. Substantial cash holdings may increase in the absence of attractive investment opportunities. May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Credit, currency, debt securities, depositary receipts, derivatives, emerging markets, equity securities, foreign investment, growth investing, high-yield, lower-grade debt securities, interest rate, investment models, liquidity, manager, market and company, market capitalization, market trends, mid-capitalization company, mortgage-related securities, other investment companies, over-the-counter investment, price volatility, restricted and illiquid securities, sector, securities lending, and small-capitalization company.

ING MFS UTILITIES PORTFOLIO

Investment Objective: Total return.

Investment Adviser: Directed Services LLC

Sub-Adviser: Massachusetts Financial Services Company

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in securities of issuers in the utilities sector. Issuers in the utilities sector include issuers engaged in the manufacture, production, generation, transmission, sale or distribution of electric, gas or other types of energy, water or other sanitary services and issuers engaged in telecommunications, including telephone, cellular telephone, telegraph, satellite, microwave, cable television and other communications media (not engaged in public broadcasting). May invest in companies of any size. May invest in U.S. and foreign securities, including emerging market securities. May also invest in derivatives and debt instruments, including lower quality debt instruments. May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Call, convertible securities, credit, currency, debt securities, depositary receipts, derivatives, emerging markets, equity securities, foreign investment, high-yield, lower-grade debt securities, interest rate, leveraging, liquidity, market and company, maturity, mortgage-related securities, other investment companies, over-the-counter investment, sector, securities lending, U.S. government securities and obligations, and utilities industry.

ING MIDCAP OPPORTUNITIES PORTFOLIO

Investment Objective: Long-term capital appreciation.

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in common stocks of mid-sized U.S. companies (defined as those whose market capitalizations fall within the range of companies in the Russell MidCap® Growth Index) believed to have growth potential. May also invest in derivatives and foreign securities. May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Derivatives, foreign investment, growth investing, liquidity, market trends, mid-capitalization company, other investment companies, portfolio turnover, price volatility, and securities lending.
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Description of the Investment Adviser, Sub-Adviser, Investment Objectives,  Main Investments and Risks of the Underlying Funds (continued)

ING MULTI-MANAGER INTERNATIONAL SMALL CAP PORTFOLIO

Investment Objective: Maximum long-term capital appreciation.

Investment Adviser: Directed Services LLC

Sub-Advisers: Schroder Investment Management North America, Inc. and American Century Global Investment Management, Inc.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in securities of small-capitalization companies (those that have market capitalization that falls within the range of companies in the Standard & Poor’s Developed Ex-U.S. SmallCap Index between $9.8 million and $7.5 billion.) Invests at least 65% of its assets in companies located outside the United States, including emerging markets. Invests primarily in common stocks or securities convertible into common stocks of international issuers but may invest from time to time in such instruments as in forward currency contracts, futures contracts, other investment companies, including ETFs, rights, ADRs, and GDRs.

Main Risks: Convertible securities, currency, depositary receipts, derivatives, emerging markets, equity securities, foreign investment, growth investing, initial public offerings, investment models, liquidity, manager, market and company, market trends, other investment companies, price volatility, securities lending, small-capitalization company, and value investing.

ING NEUBERGER BERMAN PARTNERS PORTFOLIO

Investment Objective: Capital growth.

Investment Adviser: Directed Services LLC

Sub-Adviser: Neuberger Berman Management LLC.

Main Investments: Invests mainly in common stocks of mid- to large-capitalization companies (mid-capitalization companies are considered to be those with market capitalizations within the Russell Midcap® Index ranged between $24 million and $14.9 billion; and large-capitalization companies are considered to be those with total market capitalizations within the Russell 1000® Index ranged between $24 million and $421.8 billion. May invest a portion of its assets in derivative instruments, including options and futures. May invest up to 20% of its assets in securities of foreign issuers. May also engage in borrowing and lend its securities. May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Currency, derivatives, equity securities, foreign investment, leveraging, liquidity, manager, market and company, mid-capitalization company, other investment companies, price volatility, securities lending, and value investing.

ING OPPENHEIMER GLOBAL PORTFOLIO

Investment Objective: Capital appreciation.

Investment Adviser: Directed Services LLC

Sub-Adviser: OppenheimerFunds, Inc.

Main Investments: Invests mainly in companies in the United States and foreign countries. Currently emphasizes investments in developed markets, but may also invest in emerging markets. The Portfolio does not limit its investments to companies in a particular capitalization range, but currently focuses its investments in mid- and large-capitalization companies. The Portfolio will invest in a number of different countries (one of which may be the United States). May invest up to 15% of its assets in illiquid or restricted securities. May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Asset allocation, convertible securities, credit, currency, debt securities, derivatives, emerging growth, emerging markets, equity securities, foreign investment, geographic focus, growth investing, industry focus, interest rate, liquidity, manager, market and company, mid-capitalization company, other investment companies, over-the-counter investment, price volatility, securities lending, and small-capitalization company.
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Description of the Investment Adviser, Sub-Adviser, Investment Objectives,  Main Investments and Risks of the Underlying Funds (continued)

ING OPPENHEIMER STRATEGIC INCOME PORTFOLIO

Investment Objective: High level of current income principally derived from interest on debt securities.

Investment Adviser: Directed Services LLC

Sub-Adviser: OppenheimerFunds, Inc.

Main Investments: Invests in debt securities of issuers in three market sectors: foreign governments and companies; U.S. government securities; and lower-grade, high-yield securities of U.S. and foreign companies. Those debt securities include foreign government and U.S. government bonds and notes, collateralized mortgage obligations, other mortgage-related and asset-backed securities, participation interest in loans, structured notes, high-yield, lower-grade domestic and foreign corporate debt obligations and zero-coupon or stripped securities. May invest up to 100% of its assets in any one sector at any time. Foreign investments can include debt securities of issuers in developed markets as well as emerging markets. Can use hedging instruments and certain derivatives. The Portfolio does not concentrate 25% or more of its investments in the securities of any one foreign government or in the debt and equity securities of companies in any one industry. May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Credit, credit derivatives, currency, debt securities, derivatives, emerging markets, equity securities, foreign investment, high-yield, lower-grade debt securities, interest rate, liquidity, manager, mortgage-related securities, other investment companies, prepayment, price volatility, sector allocation, securities lending, U.S. government securities and obligations, and zero-coupon.

ING OPPORTUNISTIC LARGE CAP PORTFOLIO

Investment Objective: Growth of capital primarily through investment in a diversified portfolio of common stocks and securities convertible into common stocks.

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in common stocks of large U.S. companies (defined as companies that have market capitalizations of at least $3 billion.) May also invest in stocks of small- and mid-sized companies. May invest up to 25% of its assets in foreign securities including ADRs. May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act. May invest in certain high risk investments, including derivatives such as options and futures, among others.

Main Risks: Convertible securities, derivatives, foreign investment, liquidity, market trends, other investment companies, portfolio turnover, price volatility and securities lending.

ING PIMCO HIGH YIELD PORTFOLIO

Investment Objective: Maximum total return, consistent with preservation of capital and prudent investment management.

Investment Adviser: Directed Services LLC

Sub-Adviser: Pacific Investment Management Company LLC

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in a diversified portfolio of high-yield securities (junk bonds) which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements rated below investment-grade but rated at least CCC/Caa by Moody’s, S&P, or Fitch Ratings, or if unrated, determined to be of comparable quality, subject to a maximum of 5% of total assets in CCC/Caa securities. The remainder of assets may be invested in investment-grade fixed-income investments. May invest up to 20% in non-U.S. dollar-denominated securities and without limit in U.S. dollar-denominated foreign securities (up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries). May invest up to 10% of its total assets in preferred stocks. May invest in fixed-income instruments. May invest in derivatives based on fixed-income instruments, including swaps and its net exposure to derivative securities may be equal to up to 100% of its total assets. May also engage in short sales. May invest all of its assets in mortgage- or asset-backed securities. May, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as “buy backs” or “dollar rolls”). May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.
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Description of the Investment Adviser, Sub-Adviser, Investment Objectives,  Main Investments and Risks of the Underlying Funds (continued)

Main Risks: Borrowing, call, convertible securities, credit, credit derivatives, currency, debt securities, derivatives, emerging markets, equity securities, foreign investment, high-yield, lower-grade debt securities, income, interest rate, leveraging, liquidity, manager, market and company, maturity, mortgage-related securities, other investment companies, portfolio turnover, securities lending, short sales, and U.S. government securities and obligations.

ING PIMCO TOTAL RETURN BOND PORTFOLIO

Investment Objective: Maximum total return, consistent with preservation of capital and prudent investment management.

Investment Adviser: Directed Services LLC

Sub-Adviser: Pacific Investment Management Company LLC

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in a diversified portfolio of fixed-income instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. The average portfolio duration that normally varies within two years (plus or minus) of the Barclays Capital U.S. Aggregate Bond Index. May invest in derivatives based on fixed-income instruments, including swaps. Primarily invests in investment-grade debt securities, but may invest up to 10% of its total assets in high-yield securities (junk bonds). May invest up to 10% of its total assets in preferred stocks. May invest up to 30% of its total assets in non-U.S. dollar-denominated securities and without limit in U.S. dollar-denominated of foreign issuers. Foreign currency exposure normally will be limited to 20% of the Portfolio’s totals assets. May invest up to 15% of its total assets in instruments that are economically tied to emerging market countries. May invest in fixed-income instruments and in derivatives based on fixed-income instruments, including swaps. May engage in short sales. May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Borrowing, call, convertible securities, credit, credit derivatives, currency, debt securities, derivatives, emerging markets, equity securities, foreign investment, high-yield, lower-grade debt securities, income, Illiquid securities, interest rate, leveraging, liquidity, manager, market and company, maturity, mortgage-related securities, other investment companies, portfolio turnover, securities lending, short sales, and U.S. government securities and obligations.

ING PIONEER EQUITY INCOME PORTFOLIO

Investment Objective: Current income and long-term growth of capital from a portfolio consisting primarily of equity securities of U.S. corporations that are expected to produce income.

Investment Adviser: Directed Services LLC

Sub-Adviser: Pioneer Investment Management, Inc.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of U.S. issuers that are expected to produce income. Income-producing equity securities include common stocks, preferred stocks, equity-based ETFs and equity interests in REITs. May invest up to 20% of its total assets in equity and debt securities of non-U.S. corporate issuers and debt securities of non-U.S. corporate issuers. The Portfolio will not invest more than 5% of its total assets in the securities of emerging markets issuers. The remainder of the assets may be invested in debt securities most of which are expected to be convertible into common stocks. May invest up to 10% of its net assets in below investment-grade debt securities, including convertible debt securities. May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Convertible securities, credit, debt securities, emerging markets, equity securities, foreign securities, high-yield, lower-grade debt securities, interest rate, liquidity, manager, market and company, market capitalization, market trends, other investment companies, real estate investment trusts, securities lending, and value investing.

ING PIONEER FUND PORTFOLIO

Investment Objective: Reasonable income and capital growth.

Investment Adviser: Directed Services LLC

Sub-Adviser: Pioneer Investment Management, Inc.

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Description of the Investment Adviser, Sub-Adviser, Investment Objectives,  Main Investments and Risks of the Underlying Funds (continued) Main Investments: Invests in a broad list of carefully selected securities believed to be reasonably priced rather than in securities whose prices reflect a premium resulting from their current market popularity. Invests the major portion of its assets in equity securities, primarily of U.S. issuers. Equity securities include common stocks, convertible debt and other equity instruments such as ETFs that invest primarily in equity securities, equity interests in REITs, depositary receipts, warrants, rights and preferred stocks. May invest up to 20% of its assets in REITs and up to 20% of its assets in foreign issuers. May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Convertible securities, depositary receipts, derivatives, equity securities, foreign investment, liquidity, manager, market and company, other investment companies, real estate investment trusts, securities lending, and value investing.

ING PIONEER HIGH YIELD PORTFOLIO

Investment Objective: Maximize total return through income and capital appreciation.

Investment Adviser: Directed Services LLC

Sub-Adviser: Pioneer Investment Management, Inc.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in below investment-grade (high-yield) debt securities and preferred stocks. May invest in other investment companies, including ETFs and REITs. Invests in securities with a broad range of maturities, and its high-yield securities investments may be convertible into equity securities. May invest more than 25% of its assets in the same market segment. May invest in securities of Canadian issuers to the same extent as securities of U.S. issuers. May invest up to 15% of its assets in foreign securities (excluding Canadian issuers) including debt and equity securities of corporate issuers and debt securities of government issuers in developed and emerging markets. May invest in investment-grade and below investment-grade convertible bonds and preferred stocks that are convertible into equity securities, mortgage-backed and asset-backed securities, mortgage derivatives and structured securities. May also invest in equity securities of U.S. and non-U.S. issuers including common stocks, depositary receipts, warrants, rights and other equity interests. May use derivatives for hedging, and from time to time may use derivatives as a substitute for purchasing or selling securities or to increase the Portfolio’s return. May invest the remainder of its assets in securities with remaining maturities of less than one year, cash equivalents or may hold cash.

Main Risks: Call, convertible securities, credit, credit derivatives, currency, debt securities, depositary receipts, derivatives, emerging markets, equity securities, foreign investment, high-yield, lower-grade debt securities, interest rate, leveraging, liquidity, manager, market and company, mortgage-related securities, other investment companies, prepayment, price volatility, real estate investment trusts, sector, securities lending, value investing, and zero-coupon.

ING PIONEER MID CAP VALUE PORTFOLIO

Investment Objective: Capital appreciation.

Investment Adviser: Directed Services LLC

Sub-Adviser: Pioneer Investment Management, Inc.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of mid-size companies (defined as those companies with market capitalizations of companies included in the Russell Midcap® Value Index or the 3-year rolling average of the market capitalization of the largest company within the Russell Midcap® Value Index as measured at the end of the preceding month, and are not less than the smallest company within the index). Equity securities in which the portfolio invests include common and preferred stocks, depositary receipts, convertible debt, and equity interests in REITs. May invest up to 25% of its total assets in equity and debt securities of non-U.S. issuers. May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Call, convertible securities, debt securities, depositary receipts, derivatives, equity securities, foreign investment, liquidity, manager, market and company, market capitalization, mid-capitalization company, other investment companies, real estate investment trusts, securities lending, and value investing.
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Description of the Investment Adviser, Sub-Adviser, Investment Objectives,  Main Investments and Risks of the Underlying Funds (continued)

ING RUSSELLTM LARGE CAP GROWTH INDEX PORTFOLIO

Investment Objective: Investment results that correspond to the total return of the Russell Top 200® GrowthIndex (“Index”).

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co.

Main Investments: Under normal market conditions, the Portfolio invests at least 80% of its assets, plus borrowings for investment purposes, in equity securities of companies included in the Index, convertible securities that are convertible into stocks included in the Index, other derivatives whose economic returns are, by design, closely equivalent to the returns of the Index or its components and exchange-traded funds. The Portfolio invests principally in common stocks and employs a “passive management” approach designed to track the performance of the Index, which is an unmanaged index that measures the performance of the large-cap growth segment of the U.S. equity universe. The Index includes those Russell Top 200® companies with higher price-to-book ratios and higher forecasted growth values. The Portfolio may not always hold all of the same securities as the Index. The Portfolio may also invest in stock index futures and other derivatives as a substitute for the sale or purchase of securities in the Index and to provide equity exposure to the Portfolio’s cash position. Although the Portfolio attempts to track, as closely as possible, the performance of the Index, the Portfolio does not always perform exactly like the Index. Unlike the Index, the Portfolio has operating expenses and transaction costs and therefore has a performance disadvantage versus the Index. The Portfolio may invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Convertible securities, derivatives, growth investing, index strategy, liquidity, non-diversification status, other investment companies, portfolio turnover, price volatility, and securities lending.

ING RUSSELLTM LARGE CAP INDEX PORTFOLIO

Investment Objective: Investment results that correspond to the total return of the Russell Top 200® Index (“Index”).

Investment Adviser: Directed Services LLC

Sub-Adviser: ING Investment Management, Co.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies included in and convertible securities that are convertible into stocks included in the Index. May invest in other derivatives whose economic returns are, by design, closely equivalent to the returns of the Index, or its components and ETFs. May also invest in stock index futures and other derivatives. May also invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Convertible securities, derivatives, index strategy, liquidity, other investment companies, price volatility, and securities lending.

ING RUSSELLTM LARGE CAP VALUE INDEX PORTFOLIO

Investment Objective: Investment results that correspond to the total return of the Russell Top 200® Value Index (“Index”).

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co.

Main Investments: Under normal conditions, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies which are, at the time of purchase, included in the Index, convertible securities that are convertible into stocks included in the Index, other derivatives whose economic returns are, by design, closely equivalent to the returns of the Index or its components and exchange-traded funds. The Portfolio invests principally in common stocks and employs a “passive management” approach designed to track the performance of the Index, which is an unmanaged index that measures the performance of the large-cap value segment of the U.S. equities universe. The Index includes those Index companies with lower price-to-book ratios and lower expected growth values. The Portfolio invests all, or substantially all, of its assets in stocks that make up the Index. The Portfolio may not always hold all of the same securities as the Index. The Portfolio may also invest in stock index futures and other derivatives as a substitute for the sale or purchase of securities in the Index and to provide equity exposure to the
43

Description of the Investment Adviser, Sub-Adviser, Investment Objectives,  Main Investments and Risks of the Underlying Funds (continued) Portfolio’s cash position. Although the Portfolio attempts to track, as closely as possible, the performance of the Index, the Portfolio does not always perform exactly like the Index. Unlike the Index, the Portfolio has operating expenses and transaction costs and therefore has a performance disadvantage versus the Index. The Portfolio may also invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Convertible securities, derivatives, index strategy, liquidity, non-diversification status, other investment companies, portfolio turnover, price volatility, securities lending, and value investing.

ING RUSSELLTM MID CAP GROWTH INDEX PORTFOLIO

Investment Objective: Investment results that correspond to the total return of the Russell Midcap® GrowthIndex (“Index”).

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co.

Main Investments: Under normal conditions, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies which are, at the time of purchase, included in the Index, convertible securities that are convertible into stocks included in the Index, other derivatives whose economic returns are, by design, closely equivalent to the returns of the Index or its components and exchange-traded funds. The Portfolio invests principally in common stocks and employs a “passive management” approach designed to track the performance of the Index, which is an unmanaged index that measures the performance of the mid-cap growth segment of the U.S. equity universe. The Index includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. The Portfolio may also invest in stock index futures and other derivatives as a substitute for the sale or purchase of securities in the Index and to provide equity exposure to the Portfolio’s cash position. Although the Portfolio attempts to track, as closely as possible, the performance of the Index, the Portfolio does not always perform exactly like the Index. Unlike the Index, the Portfolio has operating expenses and transaction costs and therefore has a performance disadvantage versus the Index. The Portfolio may also invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Convertible securities, derivatives, index strategy, liquidity, mid-capitalization company, non-diversification status, other investment companies, portfolio turnover, price volatility, and securities lending.

ING RUSSELLTM MID CAP INDEX PORTFOLIO

Investment Objective: Investment results that correspond to the total return of the Russell Midcap® Index (“Index”).

Investment Adviser: Directed Services LLC

Sub-Adviser: ING Investment Management, Co.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in common and preferred stocks and convertible securities convertible into stocks included in the Index. May invest in other derivatives whose economic returns are, by design, closely equivalent to the returns of the Index or its components and ETFs. May also invest in stock index futures and other derivatives. May also invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Convertible securities, derivatives, index strategy, liquidity, mid-capitalization company, other investment companies, price volatility, and securities lending.

ING RUSSELLTM SMALL CAP INDEX PORTFOLIO

Investment Objective: Investment results that correspond to the total return of the Russell 2000® Index (“Index”).

Investment Adviser: Directed Services LLC

Sub-Adviser: ING Investment Management, Co.

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Description of the Investment Adviser, Sub-Adviser, Investment Objectives,  Main Investments and Risks of the Underlying Funds (continued) Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies included in and convertible securities that are convertible into stocks included in the Index. May invest in other derivatives whose economic returns are, by design, closely equivalent to the returns of the Index or its components and ETFs. May also invest in stock index futures and other derivatives. May also invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Convertible securities, derivatives, index strategy, liquidity, other investment companies, price volatility, securities lending, and small-capitalization company.

ING SMALL COMPANY PORTFOLIO

Investment Objective: Growth of capital.

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co.

Main Investments: Invests in at least 80% of its assets (plus borrowings for investment purposes) in common stocks of small-capitalization companies (defined as those included in the S&P SmallCap 600 Index or the Russell 2000® Index or if not included in either index, have market capitalizations between $3.2 million and $7 billion). May invest in derivatives and foreign securities. May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Derivatives, foreign investment, liquidity, market trends, other investment companies, price volatility, securities lending, and small-capitalization company.

ING SMALLCAP OPPORTUNITIES PORTFOLIO

Investment Objective: Capital appreciation.

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in common stocks of smaller, lesser-known U.S. companies (defined as those with market capitalizations that fall within the range of companies in the Russell 2000® Growth Index). May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Growth investing, liquidity, market trends, other investment companies, price volatility, securities lending, and small-capitalization company.

ING T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO

Investment Objective: Over the long-term, a high total investment return, consistent with the preservation of capital and with prudent investment risk.

Investment Adviser: Directed Services LLC

Sub-Adviser: T. Rowe Price Associates, Inc.

Main Investments: Invests among three asset classes: equity securities, debt securities (including up to 15% in high-yield securities, commonly referred to as junk bonds), and money market instruments. Invests primarily in common stocks of established U.S. companies believed to have potential for growth. Common stocks typically comprise at least half of the Portfolio’s assets. The remaining assets may be invested in other securities, including convertibles, warrants, preferred stocks, corporate and government debt, futures and options. Debt securities and convertible bonds may often constitute a significant portion of the portfolio’s investment portfolio. May purchase debt securities of any maturity and credit quality. Up to 25% of the Portfolio’s net assets may be invested in foreign equity securities. May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act. May also invest in shares of the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund.

45

Description of the Investment Adviser, Sub-Adviser, Investment Objectives,  Main Investments and Risks of the Underlying Funds (continued) Main Risks: Asset allocation, borrowing, call, convertible securities, credit, currency, debt securities, derivatives, equity securities, foreign investment, growth investing, high-yield, lower-grade debt securities, income, interest rate, leveraging, liquidity, manager, market and company, maturity, other investment companies, restricted and illiquid securities, securities lending, special situations, U.S. government securities and obligations, and value investing.

ING T. ROWE PRICE DIVERSIFIED MID CAP GROWTH PORTFOLIO

Investment Objective: Long-term capital appreciation.

Investment Adviser: Directed Services LLC

Sub-Adviser: T. Rowe Price Associates, Inc.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies having a market capitalization within the range of companies in the Russell Midcap® Growth Index or the S&P MidCap 400 Index. Focuses on mid-size companies. Most investments will be in U.S. common stocks but may also invest in foreign stocks, futures and options. May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act. May also invest in shares of the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund.

Main Risks: Currency, derivatives, equity securities, foreign investment, growth investing, liquidity, manager, market and company, mid-capitalization company, other investment companies, price volatility and securities lending.

ING T. ROWE PRICE EQUITY INCOME PORTFOLIO

Investment Objective: Substantial dividend income as well as long-term growth of capital.

Investment Adviser: Directed Services LLC

Sub-Adviser: T. Rowe Price Associates, Inc.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends. May invest in convertible securities, warrants, preferred stocks, foreign securities, debt securities (including high-yield debt securities) and futures and options. May invest in a company through a privately negotiated note or loan, including loan participations and assignments. May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act. May also invest in shares of the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund.

Main Risks: Call, convertible securities, currency, debt securities, derivatives, equity securities, foreign investment, high-yield, lower-grade debt securities, interest rate, liquidity, manager, market and company, other investment companies, securities lending, special situations, and value investing.

ING T. ROWE PRICE GROWTH EQUITY PORTFOLIO

Investment Objective: Long-term capital growth, and secondarily, increasing dividend income.

Investment Adviser: Directed Services LLC

Sub-Adviser: T. Rowe Price Associates, Inc.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in common stocks, with a focus on growth companies. May also purchase foreign securities, hybrid securities, futures, and options. May have exposure to foreign currencies. Investments in foreign securities are limited to 30%. May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act. May also invest in shares of the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund.

Main Risks: Currency, derivatives, equity securities, foreign investment, growth investing, liquidity, manager, market and company, other investment companies, price volatility, and securities lending.
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Description of the Investment Adviser, Sub-Adviser, Investment Objectives,  Main Investments and Risks of the Underlying Funds (continued)

ING TEMPLETON FOREIGN EQUITY PORTFOLIO

Investment Objective: Long-term capital growth.

Investment Adviser: Directed Services LLC

Sub-Adviser: Templeton Investment Counsel, LLC

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in foreign (non-U.S.) equity securities, including countries with emerging securities markets. Equity securities include common stocks, preferred stocks and convertible securities. May also invest a portion of its assets in smaller companies (those companies with market capitalizations of less than $4 billion). May also invest in ADRs, GDRs and EDRs. May also have significant investments in one or more countries or in particular sectors, such as financial institutions or industrial companies. May use certain derivative strategies. May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Convertible securities, credit, currency, debt securities, depositary receipts, derivatives, emerging markets, equity securities, foreign investment, geographic focus, interest rate, liquidity, manager, market and company, other investment companies, price volatility, sector, securities lending, small-capitalization company, and value investing.

ING TEMPLETON GLOBAL GROWTH PORTFOLIO

Investment Objective: Capital appreciation. Current income is only an incidental consideration.

Investment Adviser: Directed Services LLC

Sub-Adviser: Templeton Global Advisors Limited

Main Investments: Invests mainly in equity securities, including common and preferred stocks and convertible securities, of companies located in number of different countries anywhere in the world, including emerging markets. The Portfolio also invests in depositary receipts and derivatives, including up to 5% in options and swap agreements. May invest up to 25% of its total assets in debt securities of companies and governments located anywhere in the world. May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Call, convertible securities, currency, debt securities, depositary receipts, derivatives, emerging markets, equity securities, foreign investment, liquidity, manager, market and company, other investment companies, securities lending, sovereign debt, and value investing.

ING THORNBURG VALUE PORTFOLIO

Investment Objective: Capital appreciation.

Investment Adviser: Directed Services LLC

Sub-Adviser: Thornburg Investment Management Inc.

Main Investments: Invests at least 65% of its net assets in domestic equity securities (primarily common stocks, but also convertible securities selected on a value basis.) May also own a variety of securities, including foreign equity and debt securities and domestic debt securities. May have exposure to emerging markets. May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Convertible securities, credit, currency, debt securities, depositary receipts, emerging markets, equity securities, foreign investment, high-yield, lower-grade debt securities, interest rate, liquidity, manager, market and company, mid-capitalization company, other investment companies, price volatility, securities lending, small-capitalization company, and value investing.
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Description of the Investment Adviser, Sub-Adviser, Investment Objectives,  Main Investments and Risks of the Underlying Funds (continued)

ING UBS U.S. LARGE CAP EQUITY PORTFOLIO

Investment Objective: Long-term growth of capital and future income.

Investment Adviser: Directed Services LLC

Sub-Adviser: UBS Global Asset Management (Americas) Inc.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in U.S. large-capitalization companies (defined as those with a market capitalization within of the Russell 1000® Index). Equity investments include dividend-paying securities, common stocks, preferred stocks and convertible securities. Emphasizes large-capitalization stocks, but may hold small- and mid-capitalization stocks. May invest in use options, futures and other derivatives. May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Convertible securities, currency, derivatives, equity securities, foreign investment, liquidity, manager, market and company, mid-capitalization company, other investment companies, price volatility, securities lending, small-capitalization company, and value investing.

ING U.S. BOND INDEX PORTFOLIO

Investment Objective: Investment results that correspond to the total return of the Barclays Capital U.S. Aggregate Bond (“BCAB”) Index.

Investment Adviser: ING Investments, LLC

Sub-Adviser: Lehman Brothers Asset Management LLC

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in investment-grade debt securities rated at least A by Moody’s Investors Service, Inc. (“Moody’s”) or rated at least A by Standard and Poor’s Ratings services(“S&P”), included in the BCAB Index, derivatives whose economic returns are, by design closely equivalent to the returns of the BCAB Index or its components and ETFs. May also invest in futures and other derivatives. May also invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Credit, derivatives, index strategy, interest rate, liquidity, mortgage-related securities, other investment companies, portfolio turnover, prepayment, price volatility, securities lending, and U.S. government securities and obligations.

ING VAN KAMPEN COMSTOCK PORTFOLIO

Investment Objective: Capital growth and income.

investment Adviser: Directed Services LLC

Sub-Adviser: Van Kampen

Main Investments: Invests in equity securities, including common stocks, preferred stocks and convertible securities. May invest, up to 15% of its assets, in REITs. May invest up to 25% of assets in foreign securities. May also invest, without limitation, in ADRs. May purchase and sell certain derivatives. Generally holds up to 10% of assets in high-quality, short-term debt securities and investment-grade corporate debt securities. May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Convertible securities, credit, currency, debt securities, depositary receipts, derivatives, equity securities, foreign investment, interest rate, liquidity, manager, market and company, mid-capitalization company, other investment companies, price volatility, real estate investment trusts, securities lending, small-capitalization company, and value investing.

ING VAN KAMPEN EQUITY AND INCOME PORTFOLIO

Investment Objective: Total return, consisting of long-term capital appreciation and current income.

Investment Adviser: Directed Services LLC

Sub-Adviser: Van Kampen

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Description of the Investment Adviser, Sub-Adviser, Investment Objectives,  Main Investments and Risks of the Underlying Funds (continued) Main Investments: Invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity and income securities. Invests primarily in income-producing equity instruments (including common stocks, preferred stocks and convertible securities) and investment-grade quality debt securities. Invests at least 65% in income-producing equity securities and up to 10% of its assets in illiquid securities and certain restricted securities. May invest up to 15% in REITs and up to 25% in foreign securities. May purchase and sell certain derivative instruments such as options, futures contracts, options on futures contracts, structured notes and other types of structured investments, and swaps. May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Asset allocation, call, convertible securities, credit, currency, debt securities, derivatives, equity securities, foreign investment, interest rate, liquidity, manager, market and company, mid-capitalization company, mortgage-related securities, other investment companies, prepayment, price volatility, real estate investment trusts, securities lending, small-capitalization company, and value investing.

ING VAN KAMPEN GLOBAL FRANCHISE PORTFOLIO

Investment Objective: Long-term capital appreciation.

Investment Adviser: Directed Services LLC

Sub-Adviser: Van Kampen

Main Investments: Invests primarily in equity securities of companies of any size located throughout the world, based on a value investing approach. May invest in securities of companies of any size. Invests at least 65% in securities of issuers from a number of different countries, which may include the United States. May invest in derivatives, which may include forward contracts, futures contracts, options, swaps, and structured notes. The Portfolio is non-diversified. May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Currency, derivatives, diversification, emerging markets, equity securities, foreign investment, liquidity, manager, market and company, market capitalization, mid-capitalization company, other investment companies, securities lending, small-capitalization company, and value investing.

ING VAN KAMPEN GROWTH AND INCOME PORTFOLIO

Investment Objective: Long-term growth of capital and income.

Investment Adviser: Directed Services LLC

Sub-Adviser: Van Kampen

Main Investments: Invests primarily in what the sub-adviser believes to be income-producing equity securities, including common stocks and convertible securities; although investments are also made in nonconvertible preferred stocks and debt securities rated “investment-grade,” which are securities rated within the four highest grades assigned by S&P’s or by Moody’s. Although the portfolio may invest in companies of any size, the sub-adviser may focus on larger capitalization companies which it believes possess characteristics for improved valuation. May invest up to 15% of its total assets in REITs and up to 25% of its total assets in securities of foreign issuers. May purchase and sell certain derivative instruments, such as options, futures and options on futures. May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Call, convertible securities, debt securities, derivatives, equity securities, foreign investment, growth investing, liquidity, manager, market and company, market capitalization, mid-capitalization company, other investment companies, real estate investment trusts, securities lending, and small-capitalization company.

ING WELLS FARGO SMALL CAP DISCIPLINED PORTFOLIO

Investment Objective: Long-term capital appreciation.

Investment Adviser: Directed Services LLC

Sub-Adviser: Wells Capital Management, Inc.

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Description of the Investment Adviser, Sub-Adviser, Investment Objectives,  Main Investments and Risks of the Underlying Funds (continued) Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in the securities of small-capitalization companies (companies whose market capitalization is similar to that of companies in the Russell 2500TM Index at the time of purchase). May invest in any sector, and at times, the sub-adviser may emphasize one or more particular sectors. May also invest up to 25% of its total assets in foreign securities. May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Equity securities, foreign investment, liquidity, manager, market and company, market capitalization, other investment companies, sector, securities lending, small-capitalization company and value investing.

ING WISDOMTREESM GLOBAL HIGH-YIELDING EQUITY INDEX PORTFOLIO

Investment Objective: Investment returns that closely correspond to the price and yield performance of the WisdomTreeSM Global High-Yielding Equity Index.

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co.

Main Investments: Invests at least 95% of its net assets (plus borrowings for investment purposes) in equity securities of companies included in and derivatives (including futures) whose economic returns are, by design, closely equivalent to the returns of the WisdomTreeSM Global High-Yielding Equity Index. May also invest in shares of other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Concentration, derivatives, foreign investment, index strategy, interest rate, liquidity, non-correlation, other investment companies, portfolio turnover, and price volatility.

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More Information on Risks

Risk is the chance that you will lose money on an investment, or that it will not earn as much as you expect. Every mutual fund has some degree of risk depending on what it invests in and what strategies it uses. Here are some of the key risks you should know about before investing in the LifeStyle Portfolios:

Asset Allocation is No Guarantee Against Loss

Although asset allocation seeks to optimize returns given various levels of risk tolerance, you still may lose money and experience volatility. Market and asset class performance may differ in the future from the historical performance and the assumptions used to form the asset allocations for the LifeStyle Portfolios. Furthermore, ING Investments’ allocation of a Portfolio’s assets to certain asset classes and Underlying Funds may not anticipate market trends successfully. For example, weighting Underlying Funds that invest in common stocks too heavily during a stock market decline may result in a failure to preserve capital. Conversely, investing too heavily in Underlying Funds that invest in fixed-income securities during a period of stock market appreciation may result in lower total return. There is a risk that you could achieve better returns in an Underlying Fund or other mutual funds representing a single asset class than in each Portfolio.

Performance of the Underlying Funds Will Vary

The performance of the LifeStyle Portfolios depends upon the performances of the Underlying Funds, which are affected by changes in the economy and financial markets. The value of a Portfolio changes as the asset values of the Underlying Funds it holds go up or down. The value of your shares will fluctuate and may be worth more or less than the original cost. The timing of your investment may also affect your individual performance.

Temporary Defensive Positions

A Portfolio or an Underlying Fund may depart from its principal investment strategies by temporarily investing for defensive purposes when ING Investments or an investment adviser or sub-adviser of an Underlying Fund believes that adverse market, economic, political or other conditions may affect a Portfolio or Underlying Fund, respectively. Instead, the Portfolio or Underlying Fund may invest in securities believed to present less risk, such as cash items, government securities and short-term paper. While a Portfolio or an Underlying Fund invests defensively, it may not be able to pursue its investment objective. A Portfolio’s or Underlying Fund’s defensive investment position may not be effective in protecting its value.

Conflicts of Interest

In making decisions on the allocation of the assets of the LifeStyle Portfolios among the Underlying Funds, ING Investments is subject to several conflicts of interest because it serves as the investment adviser to the LifeStyle Portfolios, and it or an affiliate serves as investment adviser or sub-adviser to the Underlying Funds. These conflicts could arise because some Underlying Funds pay advisory fees that are higher than others, and some Underlying Funds have a sub-adviser that is affiliated with ING Investments, while others do not. ING Investments subsidizes the expenses of some of the Underlying Funds, but does not subsidize others. Further, ING Investments may believe that a redemption from an Underlying Fund will be harmful to that Underlying Fund or to ING Investments or an affiliate. The Adviser may believe that an Underlying Fund may benefit from additional assets to increase its size, to offset redemptions or for other reasons. Allocation assets to a newly-formed Underlying Fund may provide seed capital to that Underying Fund, which may obviate the need for the Adviser or an affiliate to provide seed capital. Therefore, ING Investments may have incentives to allocate and reallocate in a fashion that would advance its own interests or the interests of an Underlying Fund rather than a Portfolio.

The Adviser may also be subject to other conflicts of interest. The Adviser’s insurance company affiliates that issue the Variable Contracts bear investment risk for guarantees and benefits under those Variable Contracts and related riders. An insurer may suggest specifications for the risk/return characteristics of investment options offered under its Variable Contracts including the Portfolio, or may believe that the Portfolio’s selection and allocation to particular Underlying Funds could lesses the insurance company’s potential investment risk or make it easier for the insurance company to hedge its investment risk. While ING Investments uses and allocation committee and an investment process intended to produce allocation decisions that are in the best interest of the Portfolio and its shareholders, investors bear the risk that decisions may be influenced by this and other potential conflicts of interest.

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More Information on Risks (continued) ING Investments has informed the Trust’s Board of Trustees (“Board”) that its investment process may be influenced by an independent consulting firm, and that it has developed an investment process using an allocation committee to make sure that the LifeStyle Portfolios are managed in the best interest of shareholders of the LifeStyle Portfolios. Nonetheless, investors bear the risk that ING Investments’ allocation decisions may be affected by its conflicts of interest.

Risks Associated with an Investment in the Underlying Funds

Each Portfolio is also affected by other kinds of risks, depending on the types of securities held by or strategies used by the Underlying Funds, such as:

Asset Allocation Risk.  Certain of the Underlying Funds will allocate its investments between equity and fixed-income securities, and among various segments of the equity and fixed-income markets, based upon judgments made by the sub-adviser. An Underlying Fund that uses a market sector or asset allocation model could miss attractive investment opportunities by underweighting markets or sectors where there are significant returns, and could lose value by overweighting those where there are significant declines, or may not correctly predict the times to shift assets from one type of investment to another.

Asset-Backed Securities Risk.  Certain Underlying Funds may invest in asset-backed securities. The principal on asset-backed securities, like mortgage-related securities, may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and commercial mortgage-backed securities generally experience less prepayment than residential mortgage-related securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by an Underlying Fund will generally be at lower rates of return than the return on the assets which were prepaid. Certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection. An Underlying Fund’s investments in commercial mortgage-backed securities with several classes may be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit and prepayment risks. Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

Borrowing Risk.  An Underlying Fund may borrow for temporary emergency purposes, including to meet redemptions. Borrowing may exaggerate changes in the net asset value of an Underlying Fund’s shares and in the Underlying Fund’s return. Borrowing will cost the Underlying Fund interest expense and other fees. The cost of borrowing may reduce the Underlying Fund’s return.

Call Risk.  During periods of falling interest rates, a bond issuer may “call,” or repay, its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, an Underlying Fund would experience a decline in income.

Commodities Risk.  Certain Underlying Funds invest in commodities. Commodity prices fluctuate for several reasons, including changes in market and economic conditions, the impact of weather on demand, levels of domestic production and imported commodities, energy conservation, domestic and foreign governmental regulation and taxation and the availability of local, intrastate and interstate transportation systems. Volatility of commodity prices, which may lead to a reduction in production or supply, may also negatively impact the performance of companies in natural resources industries that are solely involved in the transportation, processing, storing, distribution or marketing of commodities. Volatility of commodity prices may also make it more difficult for companies in natural resources industries to raise capital to the extent the market perceives that their performance may be directly or indirectly tied to commodity prices.

Convertible Securities Risk.  Certain Underlying Funds may invest in convertible securities. The value of convertible securities may fall when interest rates rise and increase when interest rates fall. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. Their value also tends to change whenever the market value of the underlying common preferred stock fluctuates. An Underlying Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

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More Information on Risks (continued) Credit Risk.  The Underlying Fund could lose money if a bond issuer (debtor) fails to repay interest and principal in a timely manner or it goes bankrupt. This is especially true during periods of economic uncertainty or economic downturns. High-yield/high-risk bonds are especially subject to credit risk and are considered to be mostly speculative in nature.

Credit Derivatives Risk.  Certain Underlying Funds may enter into credit default swaps, both directly and indirectly in the form of a swap embedded within a structured note, to protect against the risk that a security will default. An Underlying Fund pays a fee to enter into the trade and receives a fixed payment during the life of the swap. If there is a credit event, an Underlying Fund either delivers the defaulted bond (if the Underlying Fund has taken the short position in the credit default swap note) or pays the par amount of the defaulted bond (if the Underlying Fund has taken the long position in the credit default swap note). Risks of credit default swaps include the cost of paying for credit protection if there are no credit events.

Currency Risk.  Underlying Funds that invest directly in foreign currencies or in securities denominated in or that trade in foreign (non-U.S.) currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls, or other political or economic developments in the United States or abroad. As a result, an Underlying Fund’s investments in foreign currency-denominated securities may reduce the value of an Underlying Fund’s assets.

Debt Securities Risk.  The value of debt securities may fall when interest rates rise. Debt securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter maturities. In addition, debt securities, such as bonds, involve credit risk as described above. The degree of credit risk depends on the issuer’s financial condition and on the terms of the bond. These securities are also subject to interest rate risk. This is the risk that the value of the security may fall when interest rates rise. In general, the market price of debt securities with longer maturities tends to be more volatile in response to changes in interest rates than the market price of shorter-term securities.

Depositary Receipts Risk.  Certain Underlying Funds may invest in depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Investments in depositary receipts involve risks similar to those accompanying direct investments in foreign securities.

Derivatives Risk.  Certain Underlying Funds may use futures, options, swaps and other derivative instruments to hedge or protect the Underlying Fund from adverse movements in the securities’ prices and interest rates or as an investment strategy to help attain the Underlying Fund’s investment objective. An Underlying Fund may also use a variety of currency hedging techniques, including foreign currency contracts, to attempt to hedge exchange rate risk or to gain exposure to a particular currency. An Underlying Fund’s use of derivatives could reduce returns, may not be liquid, and may not correlate precisely to the underlying securities or index. Derivative securities are subject to market risk, which could be significant for those derivatives that have a leveraging effect that could increase the volatility of an Underlying Fund and may reduce returns for the Underlying Fund. Derivatives are also subject to credit risks related to the counterparty’s ability to perform, and any deterioration in the counterparty’s creditworthiness could adversely affect the instrument. A risk of using derivatives is that the sub-adviser might imperfectly judge the market’s direction, which could render a hedging strategy ineffective or have an adverse effect on the value of the derivative.

Diversification Risk.  Each Portfolio may invest in Underlying Funds that are considered “non-diversified.” An Underlying Fund subject to diversification risk may be classified as a non-diversified investment company under the 1940 Act. This means that the Underlying Fund is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer. Declines in the value of that single company can significantly impact the value of the Underlying Fund. The investment of a large percentage of an Underlying Fund’s assets in the securities of a small number of issuers causes greater exposure to each of those issuers than for a more diversified fund, and may cause the Underlying Fund’s share price to fluctuate more than that of a diversified company.

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More Information on Risks (continued) Emerging Growth Risk.  An Underlying Fund’s performance is particularly sensitive to changes in the value of emerging growth companies. Investments in emerging growth companies may be subject to more abrupt or erratic market movements and may involve greater risks than investments in more established companies. A decline in the value of these types of securities may result in a decline in a an Underlying Fund’s net asset value and the value of your investment.

Emerging Markets Risk.  Emerging market countries are generally defined as countries in the initial stage of their industrialization cycles with low per capita income. Investment in emerging market countries presents risks to a greater degree than, and in addition to, those presented by investment in foreign issuers in general as these countries may be less politically and economically stable than other countries. A number of emerging market countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar from time to time, and devaluation may occur after investments in those currencies by an Underlying Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

It may be more difficult to buy and sell securities in emerging market countries as many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in emerging market countries that a future economic or political crisis could lead to: price controls; forced mergers of companies; expropriation or confiscatory taxation; seizure; nationalization; foreign exchange controls that restrict the transfer of currency from a given country; or creation of government monopolies.

Equity Securities Risk.  The Underlying Funds may invest in equity securities. Equity securities include common, preferred and convertible preferred stocks and securities with values that are tied to the price of the stocks, such as rights, warrants and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of an investment in equities. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. The value of equity securities purchased by an Underlying Fund could decline if the financial condition of the companies decline or if overall market and economic conditions deteriorate. Even investment in high quality or “blue chip” equity securities or securities of established companies with large market capitalizations (which generally have strong financial characteristics) can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be able to react less quickly to a change in the marketplace.

Extension Risk.  Slower than expected principal payments on a mortgage-backed or asset-backed security may extend such security’s life, thereby locking in a below-market interest rate, increasing the security’s duration and reducing the value of the security.

Foreign Investment Risk.  Certain Underlying Funds may invest in foreign securities. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates; unstable political, social, and economic conditions; possible security illiquidity; a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositories than those in the United States; less standardization of accounting standards and market regulations in certain foreign countries; foreign taxation issues; and varying foreign controls on investments. Foreign investments may also be affected by administrative difficulties, such as delays in clearing and settling transactions. In addition, securities of foreign companies may be denominated in foreign currencies and the costs of buying, selling, and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. To the extent an Underlying Fund invests in American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), and Global Depositary Receipts (“GDRs”) it is subject to risks of foreign investments, and it may not always track the price of the underlying foreign security. These factors make foreign investments more volatile and potentially less liquid than U.S. investments.

Geographic Focus Risk.  Concentrating investments in a limited number of countries, may increase the risk that economic, political and social conditions in those countries will have a significant impact on performance.

Growth Investing Risk.  Growth-oriented stocks typically sell at relatively high valuations as compared to other types of securities. Securities of growth companies may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth potential, they may be more volatile since such companies
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More Information on Risks (continued) usually invest a high portion of earnings in their business, and they may lack the dividends of value stocks that can cushion stock prices in a falling market. The market may not favor growth-oriented stocks or may not favor equities at all. In addition, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth. Historically, growth-oriented stocks have been more volatile than value-oriented stocks.

Headline Risk.  To take advantage of an attractive valuation, an Underlying Fund may invest in a company when a company becomes the center of controversy after receiving adverse media attention. The company may be involved in litigation, the company’s financial reports or corporate governance may be challenged, the company’s annual shareholder report may disclose a weakness in internal controls, investors may question the company’s published financial reports, greater government regulation may be contemplated, or other adverse events may threaten the company’s future. There is a risk that the company’s stock may never recover.

High-Yield, Lower-Grade Debt Securities Risk.  Certain Underlying Funds may invest in high-yield, lower-grade debt securities. High-yield debt securities (commonly referred to as “junk bonds”) generally present a greater credit risk that an issuer cannot make timely payment of interest or principal than an issuer of a higher-quality debt security, and typically have greater potential price volatility and principal and income risk. Changes in interest rates, the market’s perception of the issuers and the credit worthiness of the issuers may significantly affect the value of these bonds. High-yield bonds are not considered investment-grade, and are regarded as predominantly speculative with respect to the issuing company’s continuing ability to meet principal and interest payments. The secondary market in which high-yield securities are traded may be less liquid than the market for higher-grade bonds. It may be more difficult to value less liquid high-yield securities, and determination of their value may involve elements of judgment.

Income Risk.  An Underlying Fund’s income may fall due to falling interest rates. Income risk is generally the greatest for short-term bonds and the least for long-term bonds. Changes in interest rates will affect bond prices as well as bond income and the rate on which income and maturing instruments can be reinvested. The risk is typically greater for those Underlying Funds that invest in short-term debt securities.

Index Strategy Risk.  Certain Underlying Funds use an indexing strategy that does not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor stock performance. The correlation between an Underlying Fund and the index performance may be affected by the Underlying Fund’s expenses, and the timing of purchases and redemptions of the Underlying Fund’s shares.

Industry Focus Risk.  An Underlying Fund that invests more than 25% of its assets in an industry or group of industries may be adversely affected by developments affecting the industry or industries. Stocks of issuers in a particular industry may be affected by changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry more than others. The value of shares of such an Underlying Fund may fluctuate more than if it invested in a broader variety of industries.

Inflation-Index Bonds Risk.  Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Initial Public Offerings (“IPOs”) Risk.  IPOs may be more volatile than other securities. IPOs may have a magnified impact on an Underlying Fund during the start-up phase when the Underlying Fund’s asset base is relatively small. However, there is no assurance that the Underlying Fund will have access to profitable IPOs. As assets grow, the effect of IPOs on the Underlying Fund’s performance will not likely be as significant. Furthermore, stocks of newly-public companies may decline shortly after the IPO.

Interest Rate Risk.  The value of debt securities and short-term money market instruments generally tend to move in the opposite direction to interest rates. When interest rates are rising, the prices of debt securities tend to fall. When interest rates are falling, the prices of debt securities tend to rise. Bonds with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than bonds with shorter durations or money market instruments. Further, economic and market conditions may cause issuers to default or go bankrupt.

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More Information on Risks (continued) Investment by Funds-of-Funds Risk.  Each of the Underlying Funds’ shares may be purchased by other investment companies, including the LifeStyle Portfolios. In some cases, the Underlying Fund may experience large inflows or redemptions due to allocations or rebalancings by the LifeStyle Portfolios or other investment companies. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. ING Investments will monitor transactions by the LifeStyle Portfolios and will attempt to minimize any adverse effects on the Underlying Funds and the LifeStyle Portfolios as a result of these transactions. So long as an Underlying Fund accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.

Investment Models Risk.  The proprietary models used by an Underlying Fund’s sub-adviser to evaluate securities or securities markets are based on the sub-adviser’s understanding of the interplay of market factors and do not assure successful investment. The markets, or the price of individual securities, may be affected by the factors not foreseen in developing the models.

Investment Style Risk.  Securities with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. An Underlying Fund may outperform or underperform other portfolios that employ a different style. An Underlying Fund may also employ a combination of styles that impact its risk characteristics. Examples of different styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s earnings growth potential. Growth-oriented funds will typically underperform when value investing is in favor, and vice versa.

Issuer Concentration Risk.  Because an Underlying Fund may invest a relatively large percentage of its assets in a single issuer, an Underlying Fund’s performance may be particularly sensitive to changes in the value of securities of these issuers.

Leveraging Risk.  Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls. To mitigate leveraging risk, an Underlying Fund will segregate liquid assets on the books of the Underlying Fund or otherwise cover the transactions. The use of leverage may cause an Underlying Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases or decreases in the value of an Underlying Fund’s portfolio will be magnified when the Underlying Fund uses leverage. An Underlying Fund will also have to pay interest on its borrowings, reducing the Underlying Fund’s return. This interest expense may be greater than an Underlying Fund’s return on the underlying investment.

Liquidity Risk.  Although certain Underlying Funds expect to invest in debt securities issued, guaranteed or otherwise backed by the U.S. government or its agencies and instrumentalities, the Underlying Fund may make investments in securities that may become less liquid in response to market developments or adverse investor perceptions. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Underlying Fund may have to accept a lower price or may not be able to sell the security at all. An inability to sell a portfolio position can adversely affect the Underlying Fund’s value or prevent the Underlying Fund from being able to take advantage of other investment opportunities. Additionally, in order to meet redemption requests, the Underlying Fund may be forced to sell liquid securities at an unfavorable time and on unfavorable conditions causing a loss to the Underling Fund.

Manager Risk.  An Underlying Fund’s sub-adviser will apply investment techniques and risk analyses in making investment decisions for an Underlying Fund, but there can be no assurance that these will achieve an Underlying Fund’s objective. An Underlying Fund’s sub-adviser could do a poor job in executing an investment strategy. An Underlying Fund’s sub-adviser may use investment techniques or invest in securities that are not part of an Underlying Fund’s principal investment strategy. For example, if market conditions warrant, Underlying Funds that invest principally in equity securities may temporarily invest in U.S. government securities, high-quality corporate fixed-income securities, mortgage-related and asset-backed securities or money market instruments. Likewise, Underlying Funds that invest principally in small- to mid-sized companies may shift to preferred stocks and larger-capitalization stocks. These shifts may alter the risk/return characteristics of the Underlying Funds and cause them to miss investment opportunities. Individuals primarily responsible for managing the Underlying Fund may leave their firm or be replaced.

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More Information on Risks (continued) Many sub-advisers of equity funds employ styles that are characterized as “value” or “growth.” However, these terms can have different application by different managers. One sub-adviser’s value approach may be different from another, and one sub-adviser’s growth approach may be different from another. For example, some value managers employ a style in which they seek to identify companies that they believe are valued at a more substantial or “deeper discount” to a company’s net worth than other value managers. Therefore, some funds that are characterized as growth or value can have greater volatility than other funds managed by other managers in a growth or value style.

Market and Company Risk.  The price of a security held by an Underlying Fund may fall due to changing economic, political or market conditions or disappointing earnings or losses. Stock prices in general may decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Further, even though the stock market is cyclical in nature, returns from a particular stock market segment in which an Underlying Fund invests may still trail returns from the overall stock market.

Market Capitalization Risk.  Stocks fall into three broad market capitalization categories — large, mid and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of small- or mid-capitalization companies, investors may migrate to the stocks of small- and mid-sized companies causing an Underlying Fund that invests in these companies to increase in value more rapidly than an Underlying Fund that invests in larger, fully-valued companies. Investing in small- and mid-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of small- and mid-capitalization companies may decline significantly in market downturns.

Market Trends Risk.  Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. For instance, from time to time, the stock market may not favor growth-oriented securities. Rather, the market could favor value-oriented securities or may not favor equity securities at all. Accordingly, the performance of an Underlying Fund may at times be better or worse than the performance of funds that focus on other types of stocks, or that have a broader investment style.

Maturity Risk.  Interest rate risk will affect the price of a fixed-income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed-income securities with longer maturities will therefore be more volatile than other fixed-income securities with shorter maturities. Conversely, fixed-income securities with shorter maturities will be less volatile but generally provide lower returns than fixed-income securities with longer maturities. The average maturity of an Underlying Fund’s fixed-income investments will affect the volatility of the Underlying Fund’s share price.

Mid-Capitalization Company Risk.  Investment in securities of mid-capitalization companies entails greater risks than investments in larger, more established companies. Mid-capitalization companies tend to have more narrow product lines, more limited financial resources, a more limited trading market for their stocks, and may be dependent on a few key managers, as compared with larger companies. As a result, their stock prices may decline significantly as market conditions change. Securities of mid-capitalization companies tend to be more volatile and less liquid than stocks of larger companies.

Mortgage-Related Securities Risk.  Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, an Underlying Fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of an Underlying Fund because the Underlying Fund will have to reinvest that money at the lower prevailing interest rates.

Natural Resources Risk.  Certain Underlying Funds invest in securities of companies involved in natural resources. These securities of may be subject to broad price fluctuations, reflecting volatility of energy and basic materials’ prices and possible instability of supply of various natural resources. In addition, some companies may be subject to the risks generally associated with extraction of natural resources, such as the risks of mining and oil drilling, and the risks of the hazards associated with natural resources, such as fire, drought, increased regulatory and environmental costs. The production and marketing of natural resources may be affected by action and changes in governments.

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More Information on Risks (continued) Non-Correlation Risk.  The performance of the Underlying Fund and the Index may vary somewhat for a variety of reasons. For example, the Underlying Fund incurs operating expenses and portfolio transaction costs not incurred by the Index. In addition, the Underlying Fund may not be fully invested in the securities of the Index at all times. The use of sampling techniques may affect the Underlying Fund’s ability to achieve close correlation with the Index.

Over-the-Counter Investment Risk.  Investing in securities traded on the over-the-counter (“OTC”) securities market can involve greater risk than is customarily associated with investing in securities traded on the New York or American Stock Exchanges since OTC securities are generally securities of companies that are smaller or newer than those listed on the New York or American Stock Exchanges. For example, these companies often have limited product lines, markets, or financial resources, may be dependent for management on one or a few key persons, and can be more susceptible to losses. Also, their securities may be thinly traded (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts, and may be subject to wider price swings and thus, may create a greater risk of loss than securities of larger capitalization or established companies.

Other Investment Companies Risk.  Certain Underlying Funds may invest in other investment companies to the extent permitted by the 1940 Act and the rules and regulations thereunder. These may include exchange-traded funds (“ETFs”) and Holding Company Depositary Receipts (“HOLDRs”), among others. ETFs are exchange-traded investment companies that are designed to provide investment results corresponding to an equity index and include, among others, Standard & Poor’s Depositary Receipts (“SPDRs”), PowerShares QQQTM (“QQQQ”), Dow Jones Industrial Average Tracking Stocks (“Diamonds”) and iShares exchange-traded funds (“iShares”). The main risk of investing in other investment companies (including ETFs and HOLDRs) is that the value of the underlying securities held by the investment company might decrease. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions. Because the Underlying Fund may invest in other investment companies, you will pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees) in addition to the expenses of the Underlying Fund. Additional risks of investments in ETFs include: (i) an active trading market for an ETF’s shares may not develop or be maintained; or (ii) trading may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts trading generally. Because HOLDRs concentrate in the stocks of a particular industry, trends in that industry may have a dramatic impact on their value.

To seek to achieve a return on uninvested cash or for other reasons, certain Underlying Funds may invest their assets in ING Institutional Prime Money Market Fund and/or one or more other money market funds advised by ING affiliates (“ING Money Market Funds”). An Underlying Fund’s purchase of shares of an ING Money Market Fund will result in the Underlying Fund paying a proportionate share of the expenses of the ING Money Market Fund. The Underlying Fund’s Adviser will waive its fee in an amount equal to the advisory fee received by the adviser of the ING Money Market Fund in which the Underlying Fund invests resulting from the Underlying Fund’s investment into the ING Money Market Fund.

Portfolio Turnover Risk.  Changes to the investments of an Underlying Fund may be made regardless of the length of time particular investments have been held. A high portfolio turnover rate generally involves greater expenses, including brokerage commissions and other transactional costs, which may have an adverse impact on performance. The portfolio turnover rate of an Underlying Fund will vary from year to year, as well as within a year.

Prepayment Risk.  The Underlying Fund may invest in mortgage-related securities, which can be paid off early if the borrowers on the underlying mortgages pay off their mortgages sooner than scheduled. If interest rates are falling, the Underlying Fund will be forced to reinvest this money at lower yields.

Price Volatility Risk.  The value of an Underlying Fund changes as the prices of its investments go up or down. Equity and debt securities face market, issuer, and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.

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More Information on Risks (continued) Real Estate Investment Trusts Risk.  Investment in REITs exposes an Underlying Fund to the risks similar to those associated with the direct ownership of real estate including terrorist attacks, war or other acts that destroy real property (in addition to securities market risks). Some REITs may invest in a limited number of properties, in a narrow geographic area, or in a single property type, which increases the risk that the Underlying Fund could be unfavorably affected by the poor performance of a single investment or investment type. These companies are also sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. Borrowers could default on or sell investments the REIT holds, which could reduce the cash flow needed to make distributions to investors. In addition, REITs may also be affected by tax and regulatory requirements in that a REIT may not qualify for preferential tax treatments or exemptions. REITs require specialized management and pay management expenses.

Restricted and Illiquid Securities Risk.  If a security is illiquid, an Underlying Fund might be unable to sell the security at a time when the Underlying Fund’s sub-adviser might wish to sell, and the security could have the effect of decreasing the overall level of the Underlying Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount an Underlying Fund could realize upon disposition. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets. This may also include Rule 144A securities which are restricted securities that can be resold to qualified institutional buyers but not to the general public. Rule 144A securities may have an active trading market, but carry the risk that the active trading market may not continue.

Risk Arbitrage Securities and Distressed Companies Risk.  Certain Underlying Funds, and in particular the ING Franklin Mutual Shares Portfolio, may invest in risk arbitrage securities and distressed companies. Risk arbitrage securities are securities of companies involved in restructurings (such as mergers, acquisitions, consolidations, liquidations, spinoffs, or tender or exchange offers) or that the Underlying Fund’s Sub-Adviser believes are cheap relative to an economically equivalent security of the same or another company. Distressed companies are companies that are, or are about to be, involved in reorganizations, financial restructurings or bankruptcy.

A merger or other restructuring, tender or exchange offer proposed at the time an Underlying Fund invests in risk arbitrage securities may not be completed on the terms or within the time frame contemplated, resulting in losses to the Underlying Fund. Debt obligations of distressed companies typically are unrated, lower-rated, in default or close to default. Also, securities of distressed companies are generally more likely to become worthless than the securities of more financially stable companies.

Sector Risk.  A sector is a group of selected industries, such as technology. An Underlying Fund may, at times, invest significant assets in securities of issuers in one or more sectors of the economy or stock market, such as technology. To the extent an Underlying Fund’s assets are concentrated in a single market sector, volatility in that sector will have a greater impact on the Underlying Fund than it would on an Underlying Fund that has securities representing a broader range of investments.

Securities Lending Risk.  An Underlying Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, an Underlying Fund may lose money and there may be a delay in recovering the loaned securities. An Underlying Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of instruments made with cash collateral. These events could trigger adverse tax consequences to the Underlying Fund. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Underlying Fund. When an Underlying Fund lends its securities, it is responsible for investing the cash collateral it receives from the borrower of the securities, and the Underlying Fund could incur losses in connection with the investment of such cash collateral.

Small-Capitalization Company Risk.  Investment in securities of small companies may entail greater risk than investments in larger, more established companies. Smaller companies may have limited product lines and market diversification or fewer financial resources, and may be dependent on a few key managers. Their securities may trade less frequently and in more limited volume than the securities of larger companies. Consequently, the prices of small company stocks tend to rise and fall in value more than other stocks, and/or may be less liquid. When selling a large quantity of a particular stock, an Underlying Fund may have to sell at a discount from quoted prices or may have to make a series of small
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More Information on Risks (continued) sales over an extended period of time due to the more limited trading volume of smaller company stocks. Although investing in small companies offers potential for above-average returns, the companies may not succeed, and the value of stock shares could decline significantly. Securities of smaller companies tend to be more volatile and less liquid than stocks of larger companies. These companies are also likely to have more limited product lines, capital resources, management depth and their securities trade less frequently and more limited volumes than securities of larger companies.

Sovereign Debt Risk.  Certain Underlying Funds may invest in sovereign debt securities. These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position relative to its economy, or its failure to put in place economic reforms required by the International Monetary Fund or other agencies. If a government entity defaults, it may ask for more time in which to pay, or for further loans. There is no legal process for collecting sovereign debts that a government does not pay, or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

Special Situations Risk.  Certain Underlying Funds may make special situation investments, which arise when an Underlying Fund believes that the securities of a particular company will appreciate in value within a reasonable period because of unique circumstances applicable to the company. Special situations often involve much greater risk than is inherent in ordinary investment securities. Investments in special situation companies may not appreciate and an Underlying Fund’s performance could suffer if the anticipated development in a “special situation” investment does not occur or does not have the anticipated result.

U.S. Government Securities and Obligations Risk.  Some U.S. government securities are backed by the full faith and credit of the U.S. government and are guaranteed as to both principal and interest by the U.S. Treasury. These include direct obligations such as U.S. Treasury notes, bills and bonds, as well as indirect obligations such as the Government National Mortgage Association (“GNMA”). Other U.S. government securities are not direct obligations of the U.S. Treasury, but rather are backed by the ability to borrow directly from the U.S. Treasury. Still others are supported solely by the credit of the agency or instrumentality itself and are neither guaranteed nor insured by the U.S. government. No assurance can be given that the U.S. government securities would provide financial support to such agencies if needed. U.S. government securities may be subject to varying degrees of credit risk and all U.S. government securities may be subject to price declines due to changing interest rates. Securities directly supported by the full faith and credit of the U.S. government have less credit risk.

Value Investing Risk.  Certain Underlying Funds invest in “value” stocks. A sub-adviser to an Underlying Fund may be wrong in its assessment of a company’s value and the stocks the Underlying Fund holds may not reach what the sub-adviser believes are their full values. A particular risk of an Underlying Fund’s value approach is that some holdings may not recover and provide the capital growth anticipated or a stock judged to be undervalued may actually be appropriately priced. Further, because the prices of value-oriented securities tend to correlate more closely with economic cycles than growth-oriented securities, they generally are more sensitive to changing economic conditions, such as changes in interest rates, corporate earnings, and industrial production. The market may not favor value-oriented stocks and may not favor equities at all. During those periods, the Underlying Fund’s relative performance may suffer.

When Issued and Delayed Delivery Securities and Forward Commitments Risk.  An Underlying Fund may purchase or sell securities that it is entitled to receive on a when issued basis. An Underlying Fund may also purchase or sell securities on a delayed delivery basis or through a forward commitment. When issued and delayed delivery securities and forward commitments involve the risk that the security an Underlying Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party will not meet its obligation. If this occurs, the Underlying Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Zero-Coupon Risk.  Zero-coupon and stripped securities are subject to greater fluctuations in price from interest rate changes than conventional interest-bearing securities. An Underlying Fund may have to pay out the imputed income on zero-coupon securities without receiving the actual cash currently. The values of interest-only and principal-only mortgage-related securities also are subject to prepayment risk and interest rate risk.

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Management and Other Service Providers

Management of the LifeStyle Portfolios

Adviser. ING Investments serves as the investment adviser to each of the LifeStyle Portfolios. ING Investments is registered with the SEC as an investment adviser. ING Investments is an indirect, wholly-owned subsidiary of ING Groep (NYSE: ING). ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services to over 75 million private, corporate and institutional clients in more than 50 countries. With a diverse workforce of about 125,000 people, ING comprises a broad spectrum of prominent companies that increasingly serve their clients under the ING brand. ING Investments became an investment management firm in April 1995. As of December 31, 2008, ING Investments managed approximately $35.7 billion in assets. ING Investments’ principal address is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.

ING Investments may engage one or more sub-advisers to provide the day-to-day management of the LifeStyle Portfolios. A sub-adviser may be an affiliate of ING Investments, or may be independent. ING Investments acts as a “manager-of-managers” for the LifeStyle Portfolios. ING Investments may delegate to the sub-adviser of the LifeStyle Portfolios the responsibility for investment management, subject to ING Investments’ oversight. ING Investments would be responsible for monitoring the investment program and performance of the sub-adviser of the LifeStyle Portfolios.

From time to time, ING Investments could also recommend the appointment of additional sub-advisers or replacement of non-affiliated sub-advisers to the LifeStyle Portfolios’ Board. It is not expected that ING Investments would normally recommend replacement of affiliated sub-advisers as part of its oversight responsibilities. The LifeStyle Portfolios and ING Investments have received exemptive relief from the SEC to permit ING Investments, with the approval of the LifeStyle Portfolios’ Board, to appoint additional non-affiliated sub-advisers or to replace an existing sub-adviser with a non-affiliated sub-adviser as well as change the terms of a contract with a non-affiliated sub-adviser, without submitting the contract to a vote of the LifeStyle Portfolios’ shareholders. The LifeStyle Portfolios would notify shareholders of any change in the identity of the sub-adviser of the LifeStyle Portfolios or the addition of a sub-adviser to the LifeStyle Portfolios. In this event, the name of a LifeStyle Portfolio and its principal investment strategies may also change.

ING Investments has full investment discretion and ultimate authority to make all determinations with respect to the investment of a LifeStyle Portfolio’s assets and the purchase and sale of portfolio securities for one or more LifeStyle Portfolios. For its investment management services provided to each LifeStyle Portfolio, ING Investments received a management fee equal to 0.14% of each LifeStyle Portfolio’s average daily net assets.

For information regarding the basis for the Board’s approval of the investment advisory relationship, please refer to the LifeStyle Portfolios’ annual shareholder report dated December 31, 2008.

Asset Allocation Committee.  An Asset Allocation Committee of ING Investments reviews the allocation of Portfolio assets. The members of the Asset Allocation Committee are: Williams A. Evans, Michael J. Roland and Paul Zemsky. The Asset Allocation Committee considers the quarterly and annual recommendations of Ibbotson Associates and ING IM, reviews their basis for arriving at these recommendations, and determines the asset allocations for the LifeStyle Portfolios. No member of the Asset Allocation Committee is solely responsible for making recommendations for portfolio purchases and sales or asset allocation recommendations. William A. Evans has been on the Asset Allocation Committee since May 2004. Michael J. Roland has been on the Asset Allocation Committee since April 2007. Paul Zemsky has been on the Asset Allocation Committee since December 31, 2007.

William A. Evans, CFA, Vice President, has been with ING since 2002. Prior to joining ING, Mr. Evans was a portfolio manager for high net worth and institutional clients for Fleet Investment Advisors.

Michael J. Roland has been Executive Vice President, ING Funds since 2002 and Executive Vice President, ING Investments, LLC, since 2001. Mr. Roland has been with ING since June of 1998 and has held various positions within ING relating to ING’s mutual funds administration.

Paul Zemsky is the head of ING’s Multi-Asset Strategies & Solutions Group. He joined ING Investment Management Co. in 2005 as Head of Derivative Strategies. Prior to joining ING, Mr. Zemsky held a number of key positions at J.P. Morgan Investment Management where he worked for 18 years.

The Statement of Additional Information (“SAI”) provides additional information about each Asset Allocation Committee member’s compensation, other accounts overseen by each Asset Allocation Committee member and each Asset Allocation Committee member’s ownership of securities in the LifeStyle Portfolios.

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Management and Other Service Providers (continued) Consultants

Information about Ibbotson Associates.

Ibbotson Associates, founded in 1977 by Professor Roger Ibbotson, is a leading authority on asset allocation and provides products and services to help investment professionals obtain, manage and retain assets. Ibbotson Associates provides extensive training, client education materials, asset allocation investment management services and software to help clients enhance their ability to deliver working solutions to their clients. With offices in Chicago, New York and Japan, Ibbotson Associates provides integrated investment knowledge, leading-edge technology, multi-conceptual education and a variety of sales presentation solutions. In the course of business over the past 25 years, Ibbotson Associates has built and maintained many strong relationships with companies, including brokerage firms, mutual fund companies, banks, insurance companies, individual planners, investment consultants, plan sponsors and investment managers.

Information about ING Investment Management Co.

ING IM is registered with the SEC as an investment adviser. ING IM began investment management in 1972 and serves as an investment adviser to other registered investment companies (or series thereof), as well as to privately managed accounts. As of December 31, 2008, ING IM managed approximately $54.3 billion in assets. The principal address of ING IM is 230 Park Avenue, New York, New York 10169.

Portfolio Distribution

ING Funds Distributor, LLC (“ING Funds Distributor” or “Distributor”) is the principal underwriter and distributor of the LifeStyle Portfolios. It is a Delaware limited liability company with its principal offices at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.

On December 29, 2006, an internal reorganization was undertaken in which the distribution functions for the ING Funds were transferred from DSI, to ING Funds Distributor. As a result of this transfer, ING Funds Distributor assumed all contractual obligations and became the sole distributor for the Portfolios.

ING Funds Distributor is a member of the Financial Industry Regulatory Authority (“FINRA”). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org or the Public Disclosure Hotline at 800-289-9999.

Shareholder Service and Distribution Plan

The Trust has entered into a Shareholder Service and Distribution Plan (“Plan”) in accordance with Rule 12b-1 under the 1940 Act. The Plan permits the LifeStyle Portfolios to pay marketing and other fees to support the sale and distribution of the ADV Class shares of the Portfolios and for shareholder services provided by securities dealers (including ING Funds Distributor) and other financial intermediaries and plan administrators. The annual distribution and service fees under the Plan may equal up to 0.75% of the average daily net assets of each Portfolio (a 0.25% shareholder service fee and a 0.50% distribution fee). ING Funds Distributor has agreed to waive 0.15% of the distribution fee for ADV Class shares. The expense waiver will continue through at least May 1, 2010, but in any event, the Trust will notify shareholders if it intends to pay ING Funds Distributor more than 0.35% (not to exceed 0.50% under the current Plan) in the future. Over time, these fees will increase the cost of an investor’s shares and may cost investors more than paying other types of sales charges.

How ING Compensates Entities Offering Its Portfolios as Investment Options in their Insurance Products

ING mutual funds may be offered as investment options in Variable Contracts by affiliated and non-affiliated insurance companies. In addition to paying fees under the LifeStyle Portfolios’ Plan, the LifeStyle Portfolios’ Adviser or Distributor (collectively “ING”), out of its own resources and without additional cost to the Portfolios or their shareholders, may pay additional compensation to these insurance companies. The amount of the payment is based upon an annual percentage of the average net assets held in the LifeStyle Portfolios by those companies. The LifeStyle Portfolios’ Adviser and Distributor may make these payments for administrative, record keeping or other services that insurance companies provide to each LifeStyle Portfolios. These payments may also provide incentive for insurance companies to make the LifeStyle Portfolios available through the Variable Contracts issued by the insurance company, and thus they may promote the distribution of the shares of the LifeStyle Portfolios.

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Management and Other Service Providers (continued) The distributing broker-dealer for the LifeStyle Portfolios is ING Funds Distributor. ING Funds Distributor has entered into such agreements with non-affiliated insurance companies. Fees payable under these arrangements are at annual rates that range from 0.15% to 0.25%. This is computed as a percentage of the average aggregate amount invested in the LifeStyle Portfolios by contract holders through the relevant insurance company’s Variable Contracts. As of the date of this Prospectus, the Adviser has entered into such arrangements with the following insurance companies: Zurich Kemper Life Insurance Company; Symetra Life Insurance Company; and First Fortis Life Insurance Company.

The Adviser also has entered into similar agreements with affiliated insurers, including, but not limited to: ING Life Insurance and Annuity Company; ReliaStar Life Insurance Company; ReliaStar Life of New York; Security Life of Denver; and ING USA Annuity and Life Insurance Co. ING uses a variety of financial and accounting techniques to allocate resources and profits across the organization. These methods may take the form of cash payments to affiliates. These methods do not impact the costs incurred when investing in one of the LifeStyle Portfolios. Additionally, if a Portfolio is not sub-advised or is sub-advised by an ING entity, ING may retain more revenue than on those LifeStyle Portfolios it must pay to have sub-advised by non-affiliated entities. Management personnel of ING may receive additional compensation if the overall amount of investments in LifeStyle Portfolios advised by ING meets certain target levels or increases over time.

The insurance companies through which investors hold shares of the LifeStyle Portfolios may also pay fees to third parties in connection with distribution of Variable Contracts and for services provided to contract owners. The LifeStyle Portfolios, the Adviser, and the Distributor are not a party to these arrangements. Investors should consult the prospectus and statement of additional information for their Variable Contracts for a discussion of these payments.

Ultimately, the agent or broker selling the Variable Contract to you could have a financial interest in selling you a particular product to increase the compensation they receive. Please make sure you read fully each prospectus and discuss any questions you have with your agent or broker.

Administrative Services

ING Funds Services, LLC (“ING Funds Services”), an affiliate of ING Investments, provides the LifeStyle Portfolios with certain administrative services. The administrative services performed by ING Funds Services include acting as a liaison among the various service providers to the LifeStyle Portfolios, including the custodian, portfolio accounting agent, and the insurance company or companies to which the LifeStyle Portfolios offer their shares. ING Funds Services is also responsible for ensuring that the LifeStyle Portfolios operate in compliance with applicable legal requirements and monitoring for compliance with requirements under applicable law and with the investment policies and restrictions of the LifeStyle Portfolios.

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Information for Investors

About Your Investment

The LifeStyle Portfolios are available to serve as investment options under Variable Contracts issued by insurance companies or Qualified Plans that may or may not be part of the ING Groep group of companies. You do not buy, sell or exchange shares of the LifeStyle Portfolios. You choose investment options through your Variable Contract or Qualified Plan.

The insurance company that issued your Variable Contract or plan sponsor in the case of a Qualified Plan is responsible for investing in the LifeStyle Portfolios according to the investment options you’ve chosen. You should consult the accompanying Variable Contract prospectus or Qualified Plan documents for additional information about how this works.

Interests of the Holders of Variable Contracts and Qualified Plans

Each Portfolio is available to serve as an investment option offered through Variable Contracts and as an investment option to Qualified Plans. The LifeStyle Portfolios also may be made available to certain investment advisers and their affiliates in connection with the creation or management of a Portfolio, certain other investment companies and other investors as permitted by the diversification and other requirements under Section 817(h) of the Internal Revenue Code of 1986, as amended and the Underlying Treasury Regulations. The LifeStyle Portfolios currently do not foresee any disadvantages to investors if a Portfolio serves as an investment option for Variable Contracts and offers its shares directly to Qualified Plans and other permitted investors. However, it is possible that the interests of owners of Variable Contracts, Qualified Plans and other permitted investors, for which a Portfolio serves as an investment option, might at some time be in conflict because of differences in tax treatment or other considerations. The Board directed ING Investments to monitor events to identify any material conflicts between Variable Contract owners, Qualified Plans and other permitted investors and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in the Portfolio might be required to redeem the investment of one or more of its separate accounts from the Portfolio or a Qualified Plan investment company or other permitted investor might be required to redeem its investment, which might force the Portfolio to sell securities at disadvantageous prices. The LifeStyle Portfolios may discontinue sales to a Qualified Plan and require plan participants with existing investments in the Portfolio to redeem those investments if the Plan loses (or in the opinion of ING Investments, is at risk of losing) its Qualified Plan status.

Net Asset Value

The net asset value (“NAV”) per share for each Portfolio is determined each business day as of the close of regular trading (“Market Close”) on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE). The LifeStyle Portfolios are open for business every day the NYSE is open. The NYSE is closed on all weekends and on all national holidays and Good Friday. Portfolio shares will not be priced on those days. The NAV per share for each Portfolio is calculated by taking the value of a Portfolio’s assets, subtracting that Portfolio’s liabilities, and dividing by the number of shares that are outstanding.

The NAVs of the LifeStyle Portfolios are based upon the NAVs of the Underlying Funds. In general, assets of the Underlying Funds are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments in securities maturing in 60 days or less are valued at amortized cost which, when combined with accrued interest, approximates market value. Securities prices may be obtained from automated pricing services. Shares of investment companies held by a Portfolio or Underlying Fund will generally be valued at the latest NAV reported by that company. The prospectuses for those investment companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Trading of foreign securities may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may occur on weekends or holidays when a Portfolio’s or Underlying Fund’s NAV is not calculated. As a result, the NAV of a Portfolio or an Underlying Fund may change on days when shareholders will not be able to purchase or redeem a Portfolio’s or Underlying Fund’s shares or when an investor will not be able to reallocate between investment options.

When market quotations are not available or are deemed unreliable, the sub-adviser to an Underlying Fund may use a fair value for the security that is determined in accordance with procedures adopted by an Underlying Fund’s Board. The types of securities for which such fair value pricing might be required include, but are not limited to:

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Information for Investors (continued)
  Foreign securities, where a foreign security whose value at the close of the foreign market on which such security principally trades, likely would have changed by the time of the close of the NYSE, or the closing value is otherwise deemed unreliable;
  Securities of an issuer that has entered into a restructuring;
  Securities whose trading has been halted or suspended;
  Fixed-income securities that have gone into default and for which there are no current market value quotations; and
  Securities that are restricted as to transfer or resale.

Each sub-adviser to the Underlying Funds may rely on the recommendation of a fair value pricing service approved by an Underlying Fund’s Board in valuing foreign securities. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The investment adviser makes such determinations in good faith in accordance with procedures adopted by an Underlying Fund’s board of directors or trustees. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that an Underlying Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which an Underlying Fund determine its NAV per share. Please refer to the prospectus for the Underlying Funds for an explanation of the circumstances under which each Underlying Fund will use fair pricing and the effect of fair pricing.

When an insurance company or Qualified Plan is buying shares of the LifeStyle Portfolios, it will pay the NAV that is next calculated after the order from the insurance company’s variable contract holder or Qualified Plan participant is received in proper form. When an insurance company or Qualified Plan is selling shares, it will normally receive the NAV that is next calculated after the order from the insurance company’s variable contract holder or Qualifed Plan participant is received in proper form. When the LifeStyle Portfolios purchase shares of the Underlying Funds, they will pay the NAV of the Underlying Fund that is next calculated after the fund receives its order in proper form.

Pricing of Portfolio Shares

Investments will be processed at the NAV next calculated after an order is received and accepted by a Portfolio or its designated agent. In order to receive a day’s price, your order must be received by the earlier of 4:00 p.m. Eastern time or Market Close. The LifeStyle Portfolios reserve the right to suspend the offering of shares, or to reject any specific purchase order. The LifeStyle Portfolios may suspend redemptions or postpone payments when the NYSE is closed or when trading is restricted for any reason or under emergency circumstances as determined by the SEC.

Purchase and Redemption of Shares

Purchases and redemptions of shares may be made only by separate accounts of insurance companies for the purpose of funding Variable Contracts, Qualified Plans, other investment companies or other permitted investors. The LifeStyle Portfolios may not be available as investment options in your Variable Contract, through your Qualified Plan or other investment company. Please refer to the prospectus for the appropriate insurance company separate account, investment company or your plan documents for information on how to direct investments in, or redemptions from an investment option corresponding to one of the LifeStyle Portfolios and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Trust’s behalf.

Frequent Trading – Market Timing

The LifeStyle Portfolios are intended for long-term investment and not as short-term trading vehicles. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers should not purchase shares of a Portfolio. Shares of the LifeStyle Portfolios are primarily sold through omnibus account arrangements with financial intermediaries, as investment options for the Variable Contracts issued by insurance companies, and as investment options for the Qualified Plans. Omnibus accounts generally do not identify customers’ trading activity on an individual basis. The LifeStyle Portfolios’ administrator has agreements which require such intermediaries to provide detailed account information, including trading history, upon request of the LifeStyle Portfolios.

The LifeStyle Portfolios rely on the financial intermediaries to monitor frequent, short-term trading within a LifeStyle Portfolio by their customers. You should review the materials provided to you by your financial intermediary, including, in the case of a Variable Contract, the prospectus that describes the contract, or in the case of a Qualified Plan, the
65

Information for Investors (continued) plan documentation, for its policies regarding frequent, short-term trading. With trading information received as a result of these agreements, a Portfolio may make a determination that certain trading activity would be harmful to the LifeStyle Portfolios and their shareholders, even if such activity is not strictly prohibited by the intermediaries’ excessive trading policy. As a result, a shareholder investing directly or indirectly in the LifeStyle Portfolios may have their trading privileges suspended without violating the stated excessive trading policy of the intermediary. The LifeStyle Portfolios reserve the right, in their sole discretion and without prior notice, to reject, restrict or refuse purchase orders, whether directly or by exchange, including purchase orders that have been accepted by a financial intermediary. The LifeStyle Portfolios seek assurances from financial intermediaries that they have procedures adequate to monitor and address frequent short-term trading. There is, however, no guarantee that the procedures of the financial intermediaries will be able to curtail frequent, short-term trading activity.

The LifeStyle Portfolios believe that market timing or frequent, short-term trading in any account, including a Variable Contract or Qualified Plan account, is not in the best interest of a Portfolio or its shareholders. Due to the disruptive nature of this activity, it can adversely impact the ability of ING Investments to invest assets in an orderly, long-term manner. Frequent trading can disrupt the management of the Portfolio and raise its expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; lost opportunity costs; and large asset swings that decrease the Portfolio’s ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on Portfolio performance.

The Underlying Funds that invest in foreign securities may present greater opportunities for market timers and thus be at a greater risk for excessive trading. If an event occurring after the close of a foreign market, but before the time an Underlying Fund computes its current NAV, causes a change in the price of the foreign security and such price is not reflected in the Underlying Fund’s current NAV, investors may attempt to take advantage of anticipated price movements in securities held by the Underlying Funds based on such pricing discrepancies. This is often referred to as “price arbitrage.” Such price arbitrage opportunities may also occur in Underlying Funds which do not invest in foreign securities. For example, if trading in a security held by a Underlying Fund is halted and does not resume prior to the time the Underlying Fund calculates its NAV, such “stale pricing” presents an opportunity for investors to take advantage of the pricing discrepancy. Similarily, Underlying Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be exposed to varying levels of pricing arbitrage. The Underlying Funds have adopted fair valuation policies and procedures intended to reduce the Underlying Funds’ exposure to price arbitrage, stale pricing and other potential pricing discrepancies, however, to the extent that an Underlying Fund’s NAV does not immediately reflect these changes in market conditions, short-term trading may dilute the value of Underlying Fund shares, which negatively affects long-term shareholders.

Although the policies and procedures known to the LifeStyle Portfolios that are followed by the financial intermediaries that use the LifeStyle Portfolios and the monitoring by the LifeStyle Portfolios are designed to discourage frequent, short-term trading, none of these measures can eliminate the possibility that frequent, short-term trading activity in the LifeStyle Portfolios will occur. Moreover, decisions about allowing trades in the LifeStyle Portfolios may be required. These decisions are inherently subjective, and will be made in a manner that is in the best interest of the LifeStyle Portfolios’ shareholders.

Portfolio Holdings Disclosure Policy

A description of the LifeStyle Portfolios’ policies and procedures with respect to the disclosure of each Portfolios’ portfolio securities is available in the SAI. Each Portfolio posts its portfolio holdings schedule on its website on a month-end basis and makes it available 10 days after the end of the previous calendar month (i.e., release June 30 date on July 11). The portfolio holdings schedule is as of the last day of the calendar month. A Portfolio may also post its complete or partial holdings on its website as of a specified date. Each LifeStyle Portfolio’s portfolio holdings schedule will, at a minimum, remain available on the LifeStyle Portfolios’ website until the next calendar month or until the LifeStyle Portfolios file a Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the website information is current. The LifeStyle Portfolios’ website is located at www.ingfunds.com.

Additional Information about the LifeStyle Portfolios

The SAI is made a part of this Prospectus. It identifies investment restrictions and provides more detailed risk descriptions and other information that may be helpful to you in your decision to invest. You may obtain a copy without charge by calling the Trust at (800)366-0066, or downloading it from the SEC’s website at http://www.sec.gov.

66

Information for Investors (continued) Percentage and Rating Limitation

Unless otherwise stated, the percentage limitations, ratings limitations on debt securities, or capitalization criteria on equity securities that are in this Prospectus and each Underlying Fund’s prospectus apply at the time of purchase.

A Word About Portfolio Diversity

Each Underlying Fund in this Prospectus, unless specifically noted under the Underlying Fund’s principal investment strategy, are diversified, as defined in the 1940 Act. A diversified portfolio may not, as to 75% of its total assets, invest more than 5% of its total assets in any one issuer and may not purchase more than 10% of the outstanding voting securities of any one issuer (other than U.S. government securities).

Taxes and Distributions

Each Portfolio intends to qualify as a regulated investment company for federal income tax purposes by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”). As qualified regulated investment companies, the LifeStyle Portfolios are generally not subject to federal income tax on their ordinary income and net realized capital gain that is distributed. It is each Portfolio’s intention to distribute all such income and gains.

Each Portfolio also intends to comply with the diversification requirements of Section 817(h) of the Code for Variable Contracts so that owners of these contracts should not be subject to federal tax on distributions of dividends and income from a Portfolio to the insurance company’s separate accounts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a Portfolio and you. Please refer to the SAI for more information about the tax status of the LifeStyle Portfolios.

THE TAX STATUS OF YOUR INVESTMENT IN A PORTFOLIO DEPENDS UPON THE FEATURES OF YOUR VARIABLE CONTRACT. FOR FURTHER INFORMATION, PLEASE REFER TO THE PROSPECTUS FOR THE VARIABLE CONTRACT.

Reports to Shareholders

The fiscal year of each Portfolio ends on December 31. Each Portfolio will send financial statements to its shareholders at least semi-annually. An annual shareholder report containing financial statements audited by the registered public accounting firm will be sent to shareholders each year.

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Financial Highlights

The following financial highlights are intended to help you understand each of the Portfolio’s ADV Class shares’ financial performance for the past 5 years or, if shorter, for the period of the Class’s operations. Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The financial information has been derived from the Portfolios’ financial statements, which have been audited by KPMG LLP, an independent registered public accounting firm, whose report, along with the LifeStyle Portfolios’ financial statements, are included in the annual shareholder report, which is available upon request.

68

Financial Highlights (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations			Less distributions						Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses, net of fee waivers and/or recoupments, if any(2)(3)(4)	Expenses, net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)(4)	Net assets, end of year or period	Portfolio turnover rate
Year or Period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
ING LifeStyle Conservative Portfolio
ADV Class
12-31-08	9.92	0.29•	(2.24)	(1.95)	—	0.00*	—	0.00*	7.97	(19.66)	1.23	0.76	0.76	3.11	1	68
10-31-07(5) - 12-31-07	10.00	0.06	(0.14)	(0.08)	—	—	—	—	9.92	(0.80)	36.24	0.74	0.74	3.83	1	3
ING LifeStyle Moderate Portfolio
ADV Class
12-31-08	12.53	0.31•	(3.50)	(3.19)	0.14	0.39	—	0.53	8.81	(26.31)	0.92	0.76	0.76	2.80	1	70
12-31-07	12.33	0.22	0.36	0.58	0.15	0.23	—	0.38	12.53	4.65	0.91	0.74	0.74	1.69	1	47
04-28-06(5) - 12-31-06	11.93	0.17•	0.53	0.70	0.12	0.18	—	0.30	12.33	5.93	0.91	0.74	0.74	2.07	1	19
ING LifeStyle Moderate Growth Portfolio
ADV Class
12-31-08	12.89	0.22•	(4.17)	(3.95)	0.13	0.53	—	0.66	8.27	(31.89)	0.92	0.76	0.76	1.99	1	74
12-31-07	12.78	0.14	0.39	0.53	0.12	0.30	—	0.42	12.89	4.10	0.91	0.74	0.74	1.11	1	37
04-28-06(5) - 12-31-06	12.30	0.12	0.67	0.79	0.11	0.20	—	0.31	12.78	6.62	0.91	0.74	0.74	1.49	1	20
ING LifeStyle Growth Portfolio
ADV Class
12-31-08	13.47	0.44•	(5.20)	(4.76)	0.10	0.66	—	0.76	7.95	(36.89)	0.92	0.76	0.76	5.20	13	83
12-31-07	13.43	0.07	0.39	0.46	0.08	0.34	—	0.42	13.47	3.33	0.91	0.74	0.74	0.55	1	37
04-28-06(5) - 12-31-06	12.92	0.06	0.75	0.81	0.06	0.24	—	0.30	13.43	6.54	0.90	0.74	0.74	0.75	1	21
ING LifeStyle Aggressive Growth Portfolio
ADV Class
12-31-08	13.89	0.13•	(5.58)	(5.45)	0.10	1.17	—	1.27	7.17	(42.06)	0.92	0.76	0.76	1.17	1	90
12-31-07	14.06	0.01	0.38	0.39	0.04	0.52	—	0.56	13.89	2.59	0.91	0.74	0.74	0.08	1	35
04-28-06(5) - 12-31-06	13.43	(0.01)	0.96	0.95	0.02	0.30	—	0.32	14.06	7.33	0.91	0.74	0.74	(0.15)	1	24

See Accompanying Notes to Financial Highlights
69

Accompanying Notes to Financial Highlights

(1)	Total return is calculated assuming reinvestment of dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for less than one year is not annualized.
(2)	Annualized for periods less than one year.
(3)	Expense ratios reflect operating expenses of a Portfolio. Expenses before reductions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage commission recapture arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor but prior to reductions from brokerage commission recapture arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.
(4)	Expense ratios do not include expenses of Underlying Funds and do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.
(5)	Commencement of operations.
•	Calculated using average number of shares outstanding throughout the period.
*	Amount is less than $0.005.
See Accompanying Notes to Financial Highlights
70

To Obtain More Information

A Statement of Additional Information, dated May 1, 2009, has been filed with the SEC, and is made a part of this Prospectus by reference.

Additional information about the LifeStyle Portfolios’ investments is available in the LifeStyle Portfolios’ annual and semi-annual shareholder reports. In the annual shareholder report, you will find a discussion of the market conditions and investment strategies that significantly affected the LifeStyle Portfolios’ performance during their last fiscal year and the independent registered public accounting firm’s report.

To obtain free copies of the LifeStyle Portfolios’ annual and semi-annual shareholder reports and the LifeStyle Portfolios’ Statement of Additional Information or to make inquiries about the LifeStyle Portfolios, please write to the Trust at 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85238-2034, call (800)366-0066, or visit our website at www.ingfunds.com.

Information about the ING Investors Trust can be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Reports and other information about the ING Investors Trust are available on the EDGAR Database on the SEC’s Internet Site at http://www.sec.gov. You may obtain copies of information for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E. Washington, D.C. 20549-0102.

05/01/09	SEC File No. 811-05629

ING INVESTORS TRUST

Prospectus
May 1, 2009
Institutional Class

This Prospectus is designed to help you make informed decisions about investments in the ING LifeStyle Portfolios listed below (each a “Portfolio” and collectively, the “LifeStyle Portfolios”). Each Portfolio seeks to achieve its investment objective by investing in other ING mutual funds (“Underlying Funds”) and uses asset allocation strategies to determine how much to invest in the Underlying Funds.

Consult with your investment professional to determine which Portfolio may be suited to your financial needs, investment time horizon and risk comfort level. You should periodically review these factors to determine if you need to change your investment strategy.

ING LifeStyle Conservative Portfolio

ING LifeStyle Moderate Portfolio

ING LifeStyle Moderate Growth Portfolio

ING LifeStyle Growth Portfolio

ING LifeStyle Aggressive Growth Portfolio

NOT ALL LIFESTYLE PORTFOLIOS MAY BE AVAILABLE IN ALL JURISDICTIONS, UNDER ALL VARIABLE CONTRACTS OR UNDER ALL PLANS

This Prospectus contains important information about investing in the Institutional Class shares of the LifeStyle Portfolios. You should read it carefully before you invest, and keep it for future reference. Please note that your investment: is not a bank deposit; is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”), the Federal Reserve Board or any other government agency; and is affected by market fluctuations. There is no guarantee that the LifeStyle Portfolios will achieve their respective investment objective.

As with all mutual funds, the U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities nor has the SEC judged whether the information in this Prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.

You should read this Prospectus in conjunction with the prospectus for the separate account before investing or sending any money. Both prospectuses should be read carefully and retained for future reference. You should read the complete description of the LifeStyle Portfolios in this Prospectus and be aware that any time you invest, there is a risk of loss of money.

1

Introduction

ING Investors Trust

Each Portfolio is a series of ING Investors Trust (“Trust”). The Trust is an open-end management investment company authorized to issue multiple series and classes of shares, each with different investment objectives, policies and restrictions. The Trust offers other portfolios that are not offered in this prospectus (“Prospectus”).

An Introduction to the LifeStyle Portfolios

The LifeStyle Portfolios are designed to meet the needs of investors who prefer a single diversified investment that has an investment objective that is consistent with their risk tolerance and the anticipated length of time until they will need access to their funds. Depending on the Portfolio you choose, your investment will be subject to varying degrees of potential investment risks and rewards.

The LifeStyle Portfolios invest primarily in a universe of Underlying Funds that, in turn, invest directly in a wide range of portfolio securities (like stocks and bonds). Although an investor may achieve the same level of diversification by investing directly in a variety of the Underlying Funds, each Portfolio provides investors with a means to simplify their investment decisions by investing in a single diversified portfolio. For more information about the Underlying Funds, please see “More Information on Investment Strategies – Investment Objectives, Main Investments and Risks of the Underlying Funds” sections later in this Prospectus.

Shares of the LifeStyle Portfolios are offered to separate asset accounts (“Separate Accounts”) of insurance companies as investment options under variable annuity contracts and variable life insurance policies (“Variable Contracts”). Shares may also be offered to qualified pension and retirement plans (“Qualified Plans”) outside the Variable Contracts and to certain investment advisers and their affiliates in connection with the creation or management of a Portfolio.

This Prospectus explains the investment objective, principal investment strategies and risks of each of the LifeSyle Portfolios. Reading the Prospectus will help you to decide whether a Portfolio is the right investment for you. You should keep this Prospectus for future reference.

Classes of Shares

Each Portfolio’s shares are classified into Adviser Class (“ADV Class”), Institutional Class (“Class I”), Service Class (“Class S”), and Service 2 Class shares. The four classes of shares of each Portfolio are identical except for different expenses, certain related rights and certain shareholder services. All classes of each Portfolio have a common investment objective and investment portfolio. Only the Class I shares are offered in this Prospectus.

An Introduction to the Asset Allocation Process

ING Investments, LLC (“ING Investments”) is the investment adviser of each Portfolio. ING Investments is an indirect, wholly-owned subsidiary of ING Groep, N.V. (“ING Groep”)(NYSE: ING“).

The LifeStyle Portfolios invest in a combination of Underlying Funds managed by Directed Services LLC and ING Investments, each of which is an indirect subsidiary of ING Groep.

ING Investments uses an asset allocation process to determine each Portfolio’s investment mix. This asset allocation process can be described in two stages:

1.	In the first stage, the mix of asset classes, i.e. stocks and fixed-income securities of various types, that is likely to produce the best return for the target level of volatility or risk underlying each Portfolio, is estimated. These estimates are made with reference to an investment model that incorporates historical returns, standard deviations and correlation coefficients of asset classes as well as other financial variables. The mixes of asset classes arrived at for each LifeStyle Portfolios is called the Asset Allocation Model.
2.	In the second stage, the historical returns of each Underlying Fund are examined to estimate the mix of asset classes that best fits the pattern of those returns, the closeness of the fit and any incremental Underlying Fund returns over those which this mix would have achieved based on standard asset class benchmarks. Possible combinations of Underlying Funds are then tested for closeness of fit to the Asset Allocation Model and incremental return. For each Portfolio, the combination of Underlying Funds that seems to provide the most favorable trade-off between closeness of fit and incremental return is estimated.
2

Introduction (continued)
Adjustments are made to avoid a large number of small positions in the Underlying Funds and to ensure that the combination of Underlying Funds in any Portfolio does not seem inconsistent with the combination in any other Portfolio. The final combinations of Underlying Funds arrived at for the Portfolios are called the target allocations.

The LifeStyle Portfolios will invest new assets and reinvested dividends based on the target allocations. Each Portfolio may be rebalanced periodically to return to target allocation and inflows and outflows may be managed to attain the target allocations. These allocations, however, are targets and each Portfolio’s allocations could change substantially as the Underlying Funds’ asset values change due to market movements and portfolio management decisions. Periodically, each Portfolio’s target allocation strategy will be re-evaluated, and each Portfolio will be rebalanced to reflect changes. Purchases, redemptions and reinvested income will be allocated in accordance with these targets. Underlying Funds may be added or subtracted from the targeted mix of Underlying Funds.

Consultants

The LifeStyle Portfolios also have consultants, (each a ”Consultant“ and collectively the ”Consultants“) to assist in the asset allocation process.

Ibbotson Associates, has been engaged to act as a consultant to ING Investments. Ibbotson Associates, an asset allocation consulting firm, will perform asset allocation analysis and other related work. ING Investments retains sole authority over the allocation of each Portfolio’s assets and the selection of the particular Underlying Funds in which a Portfolio will invest. ING Investments has accordingly established an Asset Allocation Committee to review Ibbotson Associates’ analyses and determine the asset allocation for each Portfolio.

ING Investment Management Co. (”ING IM“) has also been engaged to act as a consultant to ING Investments. ING IM will perform tactical asset allocation analysis for ING Investments. Both ING IM and ING Investments are indirect, wholly-owned subsidiaries of ING Groep. ING Investments retains sole authority over the allocation of each Portfolio’s assets and the selection of the particular Underlying Funds in which a Portfolio will invest. The Asset Allocation Committee will review ING IM’s analyses and determine the asset allocation for each Portfolio.

3

Description of the Portfolios

LifeStyle Portfolios at a Glance

The following table summarizes the investment objective, main investments, asset allocation targets and main risks of each Portfolio, and is intended to help you make comparisons among the LifeStyle Portfolios. As with all mutual funds, there can be no assurance that the LifeStyle Portfolios will achieve their investment objectives, and the actual allocation of their investment portfolios may deviate, within acceptable ranges, from the percentage allocations set out below. This table is only a summary. You should read the complete descriptions of each Portfolio’s investment objective, principal investment strategies and risks, which begin on page 6.

	ING LifeStyle Conservative Portfolio	ING LifeStyle Moderate Portfolio	ING LifeStyle Moderate Growth Portfolio
Adviser	ING Investments, LLC	ING Investments, LLC	ING Investments, LLC
Investment Profile	Your focus is on keeping pace with inflation. Income and capital appreciation desired.	Your focus is on keeping pace with inflation. Income and capital appreciation desired.	You want the opportunity for long-term moderate growth.
Shorter Investment Horizon ←———————————————→ Longer Investment Horizon
Investment Objective	Growth of capital and current income.	Growth of capital and current income.	Growth of capital and a low to moderate level of current income.
	ING LifeStyle Conservative Portfolio		ING LifeStyle Moderate Portfolio		ING LifeStyle Moderate Growth Portfolio
Target Asset Class Mix (as of May 1, 2009)(1)	Equity Securities	30%	Equity Securities	50%	Equity Securities	65%
	Fixed-Income Securities	70%	Fixed-Income Securities	50%	Fixed-Income Securities	35%
Lower Risk ←———————————————→ Higher Risk
Main Risks
The LifeStyle Portfolios are exposed to the same risks as the Underlying Funds in direct proportion to the allocation of assets among Underlying Funds. An investor may lose money in each Portfolio.	Credit, Debt Securities, Emerging Markets, Equity Securities, Foreign Investment, Growth Investing, High-Yield, Lower-Grade Debt Securities, Inflation-Index Bonds, Interest Rate, Market Capitalization, Market and Company, Mid-Capitalization Company, Other Investment Companies, Price Volatility, Small-Capitalization Company, Real Estate Investments Trust, U.S. Government Securities and Obligations and Value Investing ..	Credit, Debt Securities, Emerging Markets, Equity Securities, Foreign Investment, High-Yield, Lower-Grade Debt Securities, Inflation-Index Bonds, Interest Rate, Market and Company, Mid-Capitalization Company, Other Investment Companies, Price Volatility, Real Estate Investment Trusts, Small-Capitalization Company and U.S. Government Securities and Obligations.	Credit, Debt Securities, Emerging Markets, Equity Securities, Foreign Investment, High-Yield, Lower-Grade Debt Securities, Interest Rate, Market and Company, Mid-Capitalization Company, Other Investment Companies, Price Volatility, Real Estate Investment Trusts, Small-Capitalization Company and U.S. Government Securities and Obligations.
(1)	Although the LifeStyle Portfolios expect to be fully invested at all times, they may maintain liquidity reserves to meet redemption requests.

4

Description of the Portfolios (continued)
	ING LifeStyle Growth Portfolio	ING LifeStyle Aggressive Growth Portfolio
Adviser	ING Investments, LLC	ING Investments, LLC
Investment Profile	You seek an investment geared for growth and can tolerate short-term market-swings.	You are an aggressive investor and are willing to accept above average risk.
Shorter Investment Horizon ←———————————————→ Longer Investment Horizon
Investment Objective	Growth of capital and some current income.	Growth of capital.
	ING LifeStyle Growth Portfolio		ING LifeStyle Aggressive Growth Portfolio
Target Asset Class Mix (as of May 1, 2009)(1)	Equity Securities	75%	Equity Securities	100%
	Fixed-Income Securities	25%
Lower Risk ←———————————————→ Higher Risk
Main Risks
The LifeStyle Portfolios are exposed to the same risks as the Underlying Funds in direct proportion to the allocation of assets among Underlying Funds. An investor may lose money in each Portfolio.	Credit, Debt Securities, Emerging Markets, Equity Securities, Foreign Investment, Interest Rate, Market and Company, Mid-Capitalization Company, Other Investment Companies, Price Volatility, Real Estate Investment Trusts, Small-Capitalization Company and U.S. Government Securities and Obligations.	Emerging Markets, Equity Securities, Foreign Investment, Market and Company, Mid-Capitalization Company, Other Investment Companies, Price Volatility, Real Estate Investment Trusts, and Small-Capitalization Company Risk.
(1)	Although the LifeStyle Portfolios expect to be fully invested at all times, they may maintain liquidity reserves to meet redemption requests.
5

Description of the Portfolios (continued)

Adviser ING Investments, LLC

ING LifeStyle Conservative Portfolio

Investment Objective

Growth of capital and current income. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

The Portfolio invests in a combination of Underlying Funds according to a fixed formula that over time should reflect an allocation of approximately 30% in equity securities and 70% in fixed-income securities and cash. As these are target investment allocations, the actual allocations of the Portfolio’s assets may deviate from the stated percentages.

Equity securities in which the Underlying Funds invest include, but are not limited to, domestic and international large-, mid-, and small-capitalization stocks (may be growth oriented, value oriented or a blend); emerging market securities, domestic real estate stocks, including real estate investment trusts; and commodities/alternatives securities.

Fixed-income securities in which the Underlying Funds invest include, but are not limited to domestic and international intermediate-, long- and short-term bonds; high-yield bonds, emerging markets bonds and treasury inflation protected securities.

In the future the Portfolio may also allocate to passively managed funds such as Index Funds.

The Portfolio may also allocate in the future to the following asset classes: floating rate loans, absolute return strategies, international fixed-income and natural resources/equity-based commodities. There can be no assurance that these allocations will occur. The Portfolio may be rebalanced periodically to return to the Target Allocation and inflows and outflows may be managed to attain the Target Allocation. The Target Allocation may be changed as described under “Introduction - An Introduction to the Asset Allocation Process.”

ING Investments may change the Portfolio’s asset allocations, investments in particular Underlying Funds (including any Underlying Funds organized in the future), target allocations or other investment policies without prior approval of shareholders as it determines necessary to pursue stated investment objectives.

Principal Risks

You could lose money on an investment in the Portfolio. Although asset allocation seeks to optimize returns given various levels of risk tolerance, you still may lose money and experience volatility. Market and asset class performance may differ in the future from the historical performance and the assumptions used to form the asset allocations for the Portfolio. There is a risk that you could achieve better returns in an Underlying Fund or other mutual funds representing a single asset class than in the Portfolio or in a different LifeStyle Portfolio reflecting a different degree of risk tolerance.

The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The principal investment strategies may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Credit Risk
Debt Securities Risk
Emerging Markets Risk
Equity Securities Risk
Foreign Investment Risk
Growth Investing Risk
High-Yield, Lower-Grade Debt Securities
Inflation-Index Bonds Risk
Interest Rate Risk
Market Capitalization Risk
Market and Company Risk
Mid-Capitalization Company Risk
Other Investment Companies Risk
6

Description of the Portfolios (continued) Price Volatility Risk
Small-Capitalization Company Risk
Real Estate Investments Trusts Risk
U.S. Government Securities and Obligations Risk
Value Investing Risk

There may be other risks that are not listed that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated investment objective. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

If you would like additional information regarding the Portfolio’s investment strategies and risks or the Underlying Funds’ investment strategies and risks, please refer to “Additional Information on Investment Strategies,” “Description of the Investment Adviser, Sub-Adviser, Investment Objectives, Main Investments and Risks of the Underlying Funds”, and “More Information on Risks” sections later in this Prospectus.

Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the changes in the Portfolio’s performance for the first full calendar year of operations, and the table compares the Portfolio’s performance to the performance of two broad measures of market performance and a composite index for the same period. The Portfolio’s past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing the Portfolio’s Class I shares’ performance for the first full calendar year of operations.

Year-by-Year Total Return(1)
(For the period ended December 31)

Best and Worst Quarterly Returns during this Period:

Best:	2nd Quarter	2008:	(1.04)%
Worst:	4th Quarter	2008:	(9.39)%
7

Description of the Portfolios (continued)

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio’s Class I shares’ performance to those of two broad measures of market performance – the Russell 3000® Index, the Barclays Capital U.S. Aggregate Bond (“BCAB”) Index (formerly, the Lehman Brothers® U.S. Aggregate Bond Index) and a composite index – consisting of 30% Russell 3000® Index/70% BCAB Index. The Russell 3000® Index is a broad-based, market capitalization weighted index that represents approximately 98% of the investable U.S. equity market. The BCAB Index is an unmanaged index of investment-grade, fixed-rate, debt issues, including corporate, government, mortgage-backed and asset-backed securities with maturities of at least one year. The indices do not reflect fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in the indices.

Average Annual Total Returns(1) (For the periods ended December 31, 2008)
	1 Year	5 Years (or Life of Class)	10 Years
Class I Return	(19.33)%	(17.28)%(1)	N/A
Russell 3000® Index	(37.31)%	(35.91)%(2)	N/A
BCAB Index	5.24%	6.34%(2)	N/A
30% Russell 3000® Index/ 70% BCAB	(19.13)%	(18.18)%(2)	N/A
(1)	Class I shares commenced operations on October 31, 2007.
(2)	The index returns are for the period beginning November 1, 2007.
8

Description of the Portfolios (continued)

Adviser ING Investments, LLC

ING LifeStyle Moderate Portfolio

Investment Objective

Growth of capital and current income. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

The Portfolio invests in a combination of Underlying Funds according to a fixed formula that over time should reflect an allocation of approximately 50% in equity securities and 50% in fixed-income securities and cash. As these are target investment allocations, the actual allocations of the Portfolio’s assets may deviate from the stated percentages.

Equity securities in which the Underlying Funds invest include, but are not limited to, domestic and international large-, mid-, and small-capitalization stocks (may be growth oriented, value oriented or a blend); emerging market securities, domestic real estate stocks, including real estate investment trusts; and commodities/alternatives securities.

Fixed-income securities in which the Underlying Funds invest include, but are not limited to domestic and international intermediate-, long- and short-term bonds; high-yield bonds, emerging markets bonds and treasury inflation protected securities.

The Portfolio may also allocate in the future to the following asset classes: floating rate loans, absolute return strategies, international fixed-income and natural resources/equity-based commodities. There can be no assurance that these allocations will occur. The Portfolio may be rebalanced periodically to return to the Target Allocation and inflows and outflows may be managed to attain the Target Allocation. The Target Allocation may be changed as described under “Introduction - An Introduction to the Asset Allocation Process.”

ING Investments may change the Portfolio’s asset allocations, investments in particular Underlying Funds (including any Underlying Funds organized in the future), target allocations or other investment policies without prior approval of shareholders as it determines necessary to pursue stated investment objectives.

Principal Risks

You could lose money on an investment in the Portfolio. Although asset allocation seeks to optimize returns given various levels of risk tolerance, you still may lose money and experience volatility. Market and asset class performance may differ in the future from the historical performance and the assumptions used to form the asset allocations for the Portfolio. There is a risk that you could achieve better returns in an Underlying Fund or other mutual funds representing a single asset class than in the Portfolio.

The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The principal investment strategies may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Credit Risk
Debt Securities Risk
Emerging Markets Risk
Equity Securities Risk
Foreign Investment Risk
High-Yield, Lower-Grade Debt Securities Risk
Inflation-Index Bond Risk
Interest Rate Risk
Market and Company Risk
Mid-Capitalization Company Risk
Other Investment Company Risk
Price Volatility Risk
Real Estate Investment Trusts Risk
Small-Capitalization Company Risk
U.S. Government Securities and Obligations Risk

9

Description of the Portfolios (continued) There may be other risks that are not listed that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated investment objective. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

If you would like additional information regarding the Portfolio’s investment strategies and risks or the Underlying Funds’ investment strategies and risks, please refer to “Additional Information on Investment Strategies,” “Description of the Investment Adviser, Sub-Adviser, Investment Objectives, Main Investments and Risks of the Underlying Funds”, and “More Information on Risks” sections later in this Prospectus.

Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the changes in the Portfolio’s performance from year to year, and the table compares the Portfolio’s performance to the performance of two broad measures of market performance and a composite index for the same period. The Portfolio’s past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing the changes in the performance of the Portfolio’s Class S shares’ (2005-2006) and the Class I shares (2007-2008) from year to year.

Year-by-Year Total Returns(1)
(For the periods ended December 31 of each year)

Best and Worst Quarterly Returns during this Period:

Best:	4th Quarter 2006:	4.86%
Worst:	4th Quarter 2008:	(14.01)%
10

Description of the Portfolios (continued)

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio’s Class I shares’ and Class S shares’ performance to those of two broad measures of market performance – the Russell 3000® Index, the Barclays Capital U.S. Aggregate Bond (“BCAB”) Index (formerly, the Lehman Brothers® U.S. Aggregate Bond Index) and a composite index – consisting of 50% Russell 3000® Index/40% BCAB Index/10% Citigroup 3-Month T-Bill Index. The Russell 3000® Index is a broad-based, market capitalization weighted index that represents approximately 98% of the investable U.S. equity market. The BCAB Index is an unmanaged index of investment-grade, fixed-rate, debt issues, including corporate, government, mortgage-backed and asset-backed securities with maturities of at least one year. The Citigroup 3-Month T-Bill Index is an unmanaged index of three-month Treasury bills. The indices do not reflect fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in the indices.

Average Annual Total Returns(1) (For the periods ended December 31, 2008)
	1 Year	5 Years (or Life of Class)	10 Years
Class I Return	(25.83)%	(6.70)%	N/A
Russell 3000® Index	(37.31)%	(11.75)%(1)	N/A
BCAB Index	5.24%	6.55%(2)	N/A
50% Russell 3000® Index/40% BCAB Index/10% Citigroup 3-Month T-Bill Index	(27.90)%	(7.16)%(2)	N/A
Class S Return	(26.05)%	(0.17)%(1)	N/A
Russell 3000® Index	(37.31)%	(2.12)%(2)	N/A
BCAB Index	5.24%	4.99%(2)	N/A
50% Russell 3000® Index/40% BCAB Index/10% Citigroup 3-Month T-Bill Index	(27.90)%	(0.15)%(2)	N/A
(1)	Class I shares commenced operations on April 28, 2006. Class S shares commenced operations on May 3, 2004. Class S shares are not offered in this Prospectus. Class I shares would have had substantially similar annual returns as the Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Class I shares have different expenses.
(2)	The index returns for Class I shares are for the period beginning May 1, 2006. The index returns for Class S shares are for the period beginning May 1, 2004.
11

Description of the Portfolios (continued)

Adviser ING Investments, LLC

ING LifeStyle Moderate Growth Portfolio

Investment Objective

Growth of capital and a low to moderate level of current income. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

The Portfolio invests in a combination of Underlying Funds according to a fixed formula that over time should reflect an allocation of approximately 65% in equity securities and 35% in fixed-income securities. As these are target investment allocations, the actual allocations of the Portfolio’s assets may deviate from the stated percentages.

Equity securities in which the Underlying Funds invest include, but are not limited to, domestic and international large-, mid-, and small-capitalization stocks (may be growth oriented, value oriented or a blend); emerging market securities, domestic real estate stocks, including real estate investment trusts; and commodities/alternatives securities.

Fixed-income securities in which the Underlying Funds invest include, but are not limited to domestic and international intermediate-, long- and short-term bonds; high-yield bonds, emerging markets bonds and treasury inflation protected securities.

The Portfolio may also allocate in the future to the following asset classes: floating rate loans, absolute return strategies, international fixed-income and natural resources/equity-based commodities. There can be no assurance that these allocations will occur. The Portfolio may be rebalanced periodically to return to the Target Allocation and inflows and outflows may be managed to attain the Target Allocation. The Target Allocation may be changed as described under “Introduction - An Introduction to the Asset Allocation Process.”

ING Investments may change the Portfolio’s asset allocations, investments in particular Underlying Funds (including any Underlying Funds organized in the future), target allocations or other investment policies without prior approval of shareholders as it determines necessary to pursue stated investment objectives.

Principal Risks

You could lose money on an investment in the Portfolio. Although asset allocation seeks to optimize returns given various levels of risk tolerance, you still may lose money and experience volatility. Market and asset class performance may differ in the future from the historical performance and the assumptions used to form the asset allocations for the Portfolio. There is a risk that you could achieve better returns in an Underlying Fund or other mutual funds representing a single asset class than in the Portfolio.

The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The principal investment strategies may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Credit Risk
Debt Securities Risk
Emerging Markets Risk
Equity Securities Risk
Foreign Investment Risk
High-Yield, Lower-Grade Debt Securities Risk
Interest Rate Risk
Market and Company Risk
Mid-Capitalization Company Risk
Other Investment Companies Risk
Price Volatility Risk
Real Estate Investment Trusts Risks
Small-Capitalization Company Risk
U.S. Government Securities and Obligations Risk

12

Description of the Portfolios (continued) There may be other risks that are not listed that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated investment objective. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

If you would like additional information regarding the Portfolio’s investment strategies and risks or the Underlying Funds’ investment strategies and risks, please refer to “Additional Information on Investment Strategies,” “Description of the Investment Adviser, Sub-Adviser, Investment Objectives, Main Investments and Risks of the Underlying Funds”, and “More Information on Risks” sections later in this Prospectus.

Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the changes in the Portfolio’s performance from year to year, and the table compares the Portfolio’s performance to the performance of two broad measures of market performance and a composite index for the same period. The Portfolio’s past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing the changes in the performance of the Portfolio’s Class S shares’ (2005-2006) and the Class I shares (2007-2008) from year to year.

Year-by-Year Total Returns(1)
(For the periods ended December 31 of each year)

Best and Worst Quarterly Returns during this Period:

Best:	4th Quarter 2006:	5.79%
Worst:	4th Quarter 2008:	(17.66)%
13

Description of the Portfolios (continued)

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio’s Class I shares’ and Class S shares’ performance to those of two broad measures of market performance – the Russell 3000® Index, the Barclays Capital U.S. Aggregate Bond (“BCAB”) Index (formerly, the Lehman Brothers® U.S. Aggregate Bond Index) and a composite index – consisting of 60% Russell 3000® Index/40% BCAB Index. The Russell 3000® Index is a broad-based, market capitalization weighted index that represents approximately 98% of the investable U.S. equity market. The BCAB Index is an unmanaged index of investment-grade, fixed-rate, debt issues, including corporate, government, mortgage-backed and asset-backed securities with maturities of at least one year. The indices do not reflect fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in the indices.

Average Annual Total Returns(1) (For the periods ended December 31, 2008)
	1 Year	5 Years (or Life of Class)	10 Years
Class I Return	(31.47)%	(9.33)%(1)	N/A
Russell 3000® Index	(37.31)%	(11.75)%(2)	N/A
BCAB Index	5.24%	6.55%(2)	N/A
60% Russell 3000® Index/40% BCAB Index	(29.83)%	(8.04)%(2)	N/A
Class S Return	(31.64)%	(1.13)%(1)	N/A
Russell 3000® Index	(37.31)%	(2.12)%(2)	N/A
BCAB Index	5.24%	4.99%(2)	N/A
60% Russell 3000® Index/40% BCAB Index	(29.83)%	(0.50)%(2)	N/A
(1)	Class I shares commenced operations on April 26, 2006. Class S shares commenced operations on May 3, 2004. Class S shares are not offered in this Prospectus. Class I shares would have had substantially similar annual returns as the Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Class I shares have different expenses.
(2)	The index returns for Class I share are for the period beginning May 1, 2006. The index returns for the Class S shares are for the period beginning May 1, 2004.
14

Description of the Portfolios (continued)

Adviser ING Investments, LLC

ING LifeStyle Growth Portfolio

Investment Objective

Growth of capital and some current income. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

The Portfolio invests in a combination of Underlying Funds according to a fixed formula that over time should reflect an allocation of approximately 75% in equity securities and 25% in fixed-income securities. As these are target investment allocations, the actual allocations of the Portfolio’s assets may deviate from the stated percentages.

Equity securities in which the Underlying Funds invest include, but are not limited to, domestic and international large-, mid-, and small-capitalization stocks (may be growth oriented, value oriented or a blend); emerging market securities, domestic real estate stocks, including real estate investment trusts; and commodities/alternatives securities.

Fixed-income securities in which the Underlying Funds invest include, but are not limited to domestic and international intermediate-, long- and short-term bonds; high-yield bonds, emerging markets bonds and treasury inflation protected securities.

The Portfolio may also allocate in the future to the following asset classes: floating rate loans, absolute return strategies, international fixed-income and natural resources/equity-based commodities. There can be no assurance that these allocations will occur. The Portfolio may be rebalanced periodically to return to the Target Allocation and inflows and outflows may be managed to attain the Target Allocation. The Target Allocation may be changed as described under “Introduction - An Introduction to the Asset Allocation Process.”

ING Investments may change the Portfolio’s asset allocations, investments in particular Underlying Funds (including any Underlying Funds organized in the future), target allocations or other investment policies without prior approval of shareholders as it determines necessary to pursue stated investment objectives.

Principal Risks

You could lose money on an investment in the Portfolio. Although asset allocation seeks to optimize returns given various levels of risk tolerance, you still may lose money and experience volatility. Market and asset class performance may differ in the future from the historical performance and the assumptions used to form the asset allocations for the Portfolio. There is a risk that you could achieve better returns in an Underlying Fund or other mutual funds representing a single asset class than in the Portfolio.

The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The principal investment strategies may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Credit Risk
Debt Securities Risk
Emerging Markets Risk
Equity Securities Risk
Foreign Investment Risk
Interest Rate Risk
Market and Company Risk
Mid-Capitalization Company Risk
Other Investment Companies Risk
Price Volatility Risk
Real Estate Investment Trusts Risk
Small-Capitalization Company Risk
U.S. Government Securities and Obligations Risk

There may be other risks that are not listed that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated investment objective. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

15

Description of the Portfolios (continued) If you would like additional information regarding the Portfolio’s investment strategies and risks or the Underlying Funds’ investment strategies and risks, please refer to “Additional Information on Investment Strategies,” “Description of the Investment Adviser, Sub-Adviser, Investment Objectives, Main Investments and Risks of the Underlying Funds”, and “More Information on Risks” sections later in this Prospectus.

Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the changes in the Portfolio’s performance from year to year, and the table compares the Portfolio’s performance to the performance of two broad measures of market performance and a composite index for the same period. The Portfolio’s past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing the changes in the performance of the Portfolio’s Class S shares’ (2005-2006) and the Class I shares (2007-2008) from year to year.

Year-by-Year Total Returns(1)
(For the periods ended December 31 of each year)

Best and Worst Quarterly Returns during this Period:

Best:	4th Quarter 2006:	7.00%
Worst:	4th Quarter 2008:	(21.32)%
16

Description of the Portfolios (continued)

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio’s Class I shares’ and Class S shares’ performance to those of two broad measures of market performance – the Russell 3000® Index, the Barclays Capital U.S. Aggregate Bond (“BCAB”) Index (formerly, the Lehman Brothers® U.S. Aggregate Bond Index) and a composite index – consisting of 80% Russell 3000® Index/20% BCAB Index. The Russell 3000® Index is a broad-based, market capitalization weighted index that represents approximately 98% of the investable U.S. equity market. The BCAB Index is an unmanaged index of investment-grade, fixed-rate, debt issues, including corporate, government, mortgage-backed and asset-backed securities with maturities of at least one year. The indices do not reflect fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in the indices.

Average Annual Total Returns(1) (For the periods ended December 31, 2008)
	1 Year	5 Years (or Life of Class)	10 Years
Class I Return	(36.55)%	(12.16)%(1)	N/A
Russell 3000® Index	(37.31)%	(11.75)%(2)	N/A
BCAB Index	5.24%	6.55%(2)	N/A
80% Russell 3000® Index/20% BCAB Index	(34.16)%	(10.16)%(2)	N/A
Class S Return	(36.68)%	(2.09)%(1)	N/A
Russell 3000® Index	(37.31)%	(2.12)%(2)	N/A
BCAB Index	5.24%	4.99%(2)	N/A
80% Russell 3000® Index/20% BCAB Index	(34.16)%	(1.41)%(2)	N/A
(1)	Class I shares commenced operations on April 28, 2006. Class S shares commenced operations on May 3, 2004. Class S shares are not offered in this Prospectus. If they had been offered, Class I shares would have had substantially similar annual returns as the Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Class I shares have different expenses.
(2)	The index returns for Class I shares are for the period beginning May 1, 2006. The index returns for Class S shares are for the period beginning May 1, 2004.
17

Description of the Portfolios (continued)

Adviser ING Investments, LLC

ING LifeStyle Aggressive Growth Portfolio

Investment Objective

Growth of capital. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

The Portfolio invests in a combination of Underlying Funds according to a fixed formula that over time should reflect an allocation of approximately 100% in equity securities. As these are target investment allocations, the actual allocations of the Portfolio’s assets may deviate from the stated percentages.

Equity securities in which the Underlying Funds invest include, but are not limited to, domestic and international large-, mid-, and small-capitalization stocks (may be growth oriented, value oriented or a blend); emerging market securities, domestic real estate stocks, including real estate investment trusts; and commodities/alternatives securities.Fixed-income securities in which the Underlying Funds invest include, but are not limited to domestic and international intermediate-, long- and short-term bonds; high-yield bonds, emerging markets bonds and treasury inflation protected securities. In the future the Portfolio may also allocate to passively managed funds such as Index Funds. The Portfolio may also allocate in the future to the following asset classes: floating rate loans, absolute return strategies, international fixed-income and natural resources/equity-based commodities. There can be no assurance that these allocations will occur.The Portfolio may be rebalanced periodically to return to the Target Allocation and inflows and outflows may be managed to attain the Target Allocation. The Target Allocation may be changed as described under “Introduction - An Introduction to the Asset Allocation Process.”

ING Investments may change the Portfolio’s asset allocations, investments in particular Underlying Funds (including any Underlying Funds organized in the future), target allocations or other investment policies without prior approval of shareholders as it determines necessary to pursue stated investment objectives.

Principal Risks

You could lose money on an investment in the Portfolio. Although asset allocation seeks to optimize returns given various levels of risk tolerance, you still may lose money and experience volatility. Market and asset class performance may differ in the future from the historical performance and the assumptions used to form the asset allocations for the Portfolio. There is a risk that you could achieve better returns in an Underlying Fund or other mutual funds representing a single asset class than in the Portfolio.

The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The principal investment strategies may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Emerging Markets Risk
Equity Securities Risk
Foreign Investment Risk
Market and Company Risk
Mid-Capitalization Company Risk
Other Investment Companies Risk
Price Volatility Risk
Real Estate Investment Trusts Risk
Small-Capitalization Company Risk

There may be other risks that are not listed that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated investment objective. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

If you would like additional information regarding the Portfolio’s investment strategies and risks or the Underlying Funds’ investment strategies and risks, please refer to “Additional Information on Investment Strategies,” “Description of the Investment Adviser, Sub-Adviser, Investment Objectives, Main Investments and Risks of the Underlying Funds”, and “More Information on Risks” sections later in this Prospectus.

18

Description of the Portfolios (continued) Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the changes in the Portfolio’s performance from year to year, and the table compares the Portfolio’s performance to the performance of two broad measures of market performance and a composite index for the same period. The Portfolio’s past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing the changes in the performance of the Portfolio’s Class S shares’ (2005-2006) and the Class I shares (2007-2008) from year to year.

Year-by-Year Total Returns(1)
(For the periods ended December 31 of each year)

Best and Worst Quarterly Returns during this Period:

Best:	4th Quarter 2006:	8.30%
Worst:	4th Quarter 2008:	(24.13)%
19

Description of the Portfolios (continued)

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio’s Class I shares’ and Class S shares’ performance to that of a broad measure of market performance – the Russell 3000® Index. The Russell 3000® Index is a broad-based, market capitalization weighted index that represents approximately 98% of the investable U.S. equity market. The index does not reflect fees, brokerage commissions, or other expenses of investing. It is not possible to invest directly in the index.

Average Annual Total Returns(1) (For the periods ended December 31, 2008)
	1 Year	5 Years (or Life of Class)	10 Years
Class I Return	(41.68)%	(14.84)%(1)	N/A
Russell 3000® Index	(37.31)%	(11.75)%(2)	N/A
Class S Return	(41.79)%	(3.07)%(1)	N/A
Russell 3000® Index	(37.31)%	(2.12)%(2)	N/A
(1)	Class I shares commenced operations on April 28, 2006. Class S shares commenced operations on May 3, 2004. Class S shares are not offered in this Prospectus. Class I shares would have had substantially similar annual returns as the Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Class I shares have different expenses.
(2)	The index return for Class I shares is for the period beginning May 1, 2006. The index return for Class S shares is for the period beginning May 1, 2004.
20

Portfolio Fees and Expenses

The tables that follow show the estimated operating expenses you pay if you buy and hold Class I shares of a Portfolio. Shareholders of a Portfolio will indirectly bear the fees and expenses of an Underlying Fund based upon the percentage of a Portfolio’s assets that is allocated to the Underlying Fund. Because the annual net operating expenses of each Underlying Fund, and a Portfolio’s allocation to that Underlying Fund, will vary from year to year, the fees and expenses paid by a Portfolio may vary from year to year.

Your Variable Contract or Qualified Plan is a contract between you and the issuing life insurance company or plan provider. The Trust and the LifeStyle Portfolios are not parties to your Variable Contract or Qualified Plan, but are merely investment options made available to you by your insurance company or plan provider under your Variable Contract or Qualified Plan. The fees and expenses of the LifeStyle Portfolios are not fixed or specified under the terms of your Variable Contract or Qualified Plan. The table does not reflect any fees or expenses that are, or may be, imposed under your Variable Contract or Qualified Plan. For information on these charges, please refer to the applicable Variable Contract prospectus, prospectus summary or disclosure statement or plan document. If you hold shares of a Portfolio that were purchased through an investment in a Qualified Plan, you should consult the plan administrator for more information regarding additional expenses that may be assessed in connection with your plan.

Shareholder Transaction Expenses (fees you pay directly from your investment) - The LifeStyle Portfolios do not impose any loads, commissions, fees or other charges upon the purchase or redemption of shares of the LifeStyle Portfolios.

Class I Shares
Annual Portfolio Operating Expenses(1)
(as a percentage of average daily net assets)

Portfolio	Management Fee	Distribution (12b-1) Fee	Other Expenses	Acquired (Underlying) Funds Fees and Expenses(2)	Total Operating Expenses	Waivers, Reimbursements, and Recoupments(3)	Net Operating Expenses
ING LifeStyle Conservative	0.14%	—	0.34%(4)	0.60%	1.08%(4)	(0.31)%	0.77%
ING LifeStyle Moderate	0.14%	—	0.03%	0.62%	0.79%	—	0.79%
ING LifeStyle Moderate Growth	0.14%	—	0.03%	0.67%	0.84%	—	0.84%
ING LifeStyle Growth	0.14%	—	0.03%	0.71%	0.88%	—	0.88%
ING LifeStyle Aggressive Growth	0.14%	—	0.03%	0.74%	0.91%	—	0.91%
(1)	This table shows the estimated operating expenses of the Class I shares of each Portfolio as a ratio of expenses to average daily net assets. For all Portfolios, estimated operating expenses are based on each Portfolio’s actual operating expenses for Class I shares adjusted for contractual changes, if any, and fee waivers to which ING Investments, LLC, the adviser to each Portfolio has agreed.
(2)	Each LifeStyle Portfolio’s Acquired (Underlying) Funds Fees and Expenses are based on a weighted average of the fees and expenses of the Underlying Funds in which it invests as of December 31, 2008. The amount of fees and expenses of the Underlying Funds borne by a Portfolio will vary based on the Portfolio’s allocation of assets to, and the annualized net expenses of, the particular Underlying Funds during the Portfolio’s fiscal year.
(3)	ING Investments, LLC, the investment adviser to each Portfolio, has entered into a written expense limitation agreement with respect to each Portfolio under which it will limit expenses of the LifeStyle Portfolios, excluding interest, taxes, brokerage and extraordinary expenses and Acquired (Underlying) Fund Fees and Expenses, subject to possible recoupment by ING Investments, LLC within three years. The expense limitation agreement is contractual and shall renew automatically for one-year terms unless ING investments, LLC provides written notice of the termination of the expense limitation agreement at least 90 days prior to the end of the then current terms or upon termination of the investment management agreement. However, there can be no assurance that these limits will continue after May 1, 2010. For information regarding the expense limitation agreement for the LifeStyle Portfolios, please see the Statement of Additional Information.
(4)	Includes 0.24% of non-recurring offering expense. Excluding this amount, Total Operating Expenses would have been 0.84%.
21

Portfolio Fees and Expenses (continued)

Examples
The Examples below are intended to help you compare the cost of investing in Class I shares of each Portfolio, including the costs of the Underlying Funds, with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Class I shares of each Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that all dividends and distributions are reinvested, and that the Class I shares of the Portfolios net operating expenses remain the same. The Examples do not reflect expenses which are, or may be, imposed by a Variable Contract or Qualified Plan that may use the LifeStyle Portfolios as its underlying investment option. If such expenses were reflected, the expenses indicated would be higher. Although your actual cost may be higher or lower, the Examples show what your costs would be based on these assumptions. Keep in mind that this is an estimate. Actual expenses and performance may vary.

22

Portfolio Fees and Expenses (continued)
Portfolio	1 Year	3 Years	5 Years	10 Years
ING LifeStyle Conservative(1)	$79	$261	$459	$1,031
ING LifeStyle Moderate	$81	$252	$439	$978
ING LifeStyle Moderate Growth	$86	$268	$466	$1,037
ING LifeStyle Growth	$90	$281	$488	$1,084
ING LifeStyle Aggressive Growth	$93	$290	$504	$1,120
(1)	The Examples reflect the contractual expense limitation agreements/waivers for the one-year period and the first year of the three-, five- and ten-year periods.

Acquired (Underlying) Funds Annual Operating Expenses
(as a percentage of average daily net assets)

Because we use a weighted average in calculating expenses attributable to a Portfolio, the amount of the fees and expenses of the Class I shares of the Underlying Funds indirectly borne by a Portfolio will vary based on the Portfolio’s allocation of assets to, and the annualized net operating expenses of, the particular Underlying Funds during the Portfolio’s fiscal year. The following are the annual net expense ratios (as an annual percentage of average daily net assets) for each Underlying Fund as of December 31, 2008 except for ING Disciplined International SmallCap Fund, ING Emerging Markets Fixed Income Fund and ING Greater China Fund which are as of October 31, 2008 and ING Real Estate Fund which is as of November 30, 2008:

Underlying Funds	Net Operating Expenses
ING American Century Small-Mid Cap Value Portfolio	1.02%
ING Artio Foreign Portfolio	0.87%
ING Baron Small Cap Growth Portfolio	1.08%
ING BlackRock Inflation Protected Bond Portfolio	0.58%
ING BlackRock Large Cap Growth Portfolio	0.66%
ING BlackRock Large Cap Value Portfolio	0.74%
ING Clarion Global Real Estate Portfolio	0.90%
ING Clarion Real Estate Portfolio	0.64%
ING Columbia Small Cap Value Portfolio	0.91%
ING Davis New York Venture Portfolio	0.90%
ING Disciplined International SmallCap Fund	0.83%
ING Disciplined Small Cap Value Portfolio	0.73%
ING Emerging Markets Fixed Income Fund	0.86%
ING Evergreen Omega Portfolio	0.60%
ING FMRSM Diversified Mid Cap Portfolio	0.64%
ING Franklin Income Portfolio	0.74%
ING Franklin Mutual Shares Portfolio	0.78%
ING Global Resources Portfolio	0.64%
ING Goldman Sachs Commodity Strategy Portfolio	0.89%
ING Growth and Income Portfolio	0.60%
ING Hang Seng Index Portfolio (1)	0.83%
ING Intermediate Bond Portfolio	0.50%
ING International Index Portfolio	0.50%
ING International Value Portfolio	1.00%
ING Janus Contrarian Portfolio	0.74%
ING JPMorgan Emerging Markets Equity Portfolio	1.25%
ING JP Morgan Mid Cap Value Portfolio	1.00%
ING JPMorgan Small Cap Core Equity Portfolio	0.86%
ING JPMorgan Value Opportunities Portfolio	0.53%
ING Legg Mason Partners Aggressive Growth Portfolio	0.81%
23

Portfolio Fees and Expenses (continued)
Underlying Funds	Net Operating Expenses
ING Limited Maturity Bond Portfolio	0.27%
ING Liquid Assets Portfolio	0.28%
ING Lord Abbett Affiliated Portfolio	0.75%
ING Marsico Growth Portfolio	0.78%
ING Marsico International Opportunities Portfolio	0.68%
ING MFS Utilities Portfolio	0.78%
ING MidCap Opportunities Portfolio	0.70%
ING Multi-Manager International Small Cap Portfolio	1.22%
ING Neuberger Berman Partners Portfolio	0.67%
ING Oppenheimer Global Portfolio	0.66%
ING Oppenheimer Strategic Income Portfolio	0.54%
ING Opportunistic LargeCap Portfolio	0.71%
ING PIMCO High Yield Portfolio	0.49%
ING PIMCO Total Return Bond Portfolio	0.56%
ING Pioneer Equity Income Portfolio	0.69%
ING Pioneer Fund Portfolio	0.69%
ING Pioneer High Yield Portfolio	0.73%
ING Pioneer Mid Cap Value Portfolio	0.64%
ING Russell Large Cap Growth Index Portfolio(1)	0.51%
ING RussellTM Large Cap Index Portfolio	0.37%
ING Russell Large Cap Value Index Portfolio (1)	0.51%
ING Russell Mid Cap Growth Index Portfolio (1)	0.55%
ING RussellTM Mid Cap Index Portfolio	0.43%
ING RussellTM Small Cap Index Portfolio	0.45%
ING Small Company Portfolio	0.85%
ING SmallCap Opportunities Portfolio	0.90%
ING T. Rowe Price Capital Appreciation Portfolio	0.65%
ING T. Rowe Price Diversified Mid Cap Growth Portfolio	0.66%
ING T. Rowe Price Equity Income Portfolio	0.65%
ING T. Rowe Price Growth Equity Portfolio	0.74%
ING Templeton Foreign Equity Portfolio	0.97%
ING Templeton Global Growth Portfolio	0.89%
ING Thornburg Value Portfolio	0.90%
ING UBS U.S. Large Cap Equity Portfolio	0.85%
ING U.S. Bond Index Portfolio	0.45%
ING Van Kampen Comstock Portfolio	0.81%
ING Van Kampen Equity and Income Portfolio	0.57%
ING Van Kampen Global Franchise Portfolio	0.97%
ING Van Kampen Growth and Income Portfolio	0.65%
ING Wells Fargo Small Cap Disciplined Portfolio	0.87%
ING WisdomTreeSM Global High-Yielding Equity Index Portfolio	0.70%
(1)	As the Underlying Fund or the Class I shares of the Underlying Fund did not commence operations as of the date of this Prospectus, the expense ratios are estimated for the current fiscal year.
24

More Information on Investment Strategies

More on the Asset Allocation Process

As described earlier in this Prospectus, each Portfolio pursues its investment objective by investing primarily in a combination of the Underlying Funds. ING Investments determines the mix of Underlying Funds and sets the appropriate allocation targets and ranges for investments in those Underlying Funds.

Periodically, based upon a variety of quantitative and qualitative factors, ING Investments uses economic and statistical methods to determine the optimal allocation targets and ranges for each Portfolio and whether any Underlying Funds should be added or removed from the mix.

The factors considered include:

(i)	the investment objective of each Portfolio and each of the Underlying Funds;
(ii)	economic and market forecasts;
(iii)	proprietary and third-party reports and analyses;
(iv)	the risk/return characteristics, relative performance, and volatility of Underlying Funds; and
(v)	the correlation and covariance among Underlying Funds.

As market prices of the Underlying Funds’ portfolio securities change, a Portfolio’s actual allocations will vary somewhat from the targets, although the percentages generally will remain within the specified ranges. If changes are made, those changes will be reflected in the Prospectus as it may be amended or supplemented from time to time. However, it may take some time to fully implement the changes. ING Investments will implement the changes over a reasonable period of time while seeking to minimize disruptive effects and added costs to the LifeStyle Portfolios and the Underlying Funds.

ING Investments may rebalance the LifeStyle Portfolios on a periodic basis to attain the target investment allocations. In addition, variances from the targets will be monitored. When a Portfolio receives new investment proceeds or redemption requests, depending on the Portfolio’s current cash reserves, ING Investments may determine to purchase additional shares or redeem shares of Underlying Funds to rebalance the Portfolio’s holdings of Underlying Funds to bring them more closely in line with the Portfolio’s target allocations. If ING Investments believes it is in the best interests of the Portfolio and its shareholders, it may limit the degree of rebalancing or avoid rebalancing altogether, pending further analysis and more favorable market conditions.

Investment Objectives, Main Investments and Risks of the Underlying Funds

Each Portfolio seeks to meet its investment objective by allocating its assets among the Underlying Funds. Because the LifeStyle Portfolios invest in the Underlying Funds, shareholders will be affected by the principal investment strategies of each Underlying Fund. Information is provided below on each Underlying Fund, including its investment objective, main investments, main risks, investment adviser and sub-adviser. This information is intended to provide potential investors in the LifeStyle Portfolios with information that they may find useful in understanding the investment history and risks of the Underlying Funds. Please refer to the section entitled “More Information on Risks - Risks Associated with an Investment in the Underlying Funds” later in this Prospectus for an expanded discussion of the risks listed below for a particular Underlying Fund.

You should note that over time a Portfolio will alter its allocation of assets among the Underlying Funds, and may add or delete Underlying Funds that are considered for investment. Therefore, it is not possible to predict in which Underlying Funds a Portfolio will be invested at any one time. As a result, the degree to which a Portfolio may be subject to the risks of a particular Underlying Fund will depend on the extent to which a Portfolio has invested in the Underlying Fund.

25

Description of the Investment Adviser, Sub-Adviser, Investment Objectives,  Main Investments and Risks of the Underlying Funds

ING AMERICAN CENTURY SMALL-MID CAP VALUE PORTFOLIO

Investment Objective: Long-term capital growth, income is a secondary objective.

Investment Adviser: Directed Services LLC

Sub-Adviser: American Century Investment Management, Inc.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in U.S. equity securities of small-mid capitalization companies. Small-mid capitalization companies include those with a market capitalization, at the time of purchase, within the range of the custom Russell 2800 Index. May invest in derivatives including futures, contracts, foreign securities, debt securities of companies, debt obligations of governments, and other similar securities. Equity securities include common and preferred stocks, and equity-equivalent securities such as debt securities and preferred stocks convertible into common stocks and stocks or stock index futures contracts. May invest in other investment companies, including exchange-traded funds (“ETFs”), to the extent permitted under the Investment Company Act of 1940 (“1940 Act”).

Main Risks: Convertible securities, credit, currency, debt securities, derivatives, equity securities, foreign investment, interest rate, liquidity, manager, market and company, mid-capitalization company, other investment companies, price volatility, securities lending, small-capitalization company, and value investing.

ING ARTIO FOREIGN PORTFOLIO

Investment Objective: Long-term growth of capital.

Investment Adviser: Directed Services LLC

Sub-Adviser: Artio Global Management LLC

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in international equity securities including common and preferred stocks, ADRs, EDRs, GDRs, convertible securities, rights, warrants and other investment companies, including exchange-traded funds (“ETFs”). Normally has a bias towards larger companies (e.g., with market capitalizations of $10 billion or greater), but may also invest in small- and mid-sized companies. May invest up to 35% of assets in issuers in emerging markets and may invest in debt securities (up to 10% in high-risk and high-yield, non-investment grade bonds). May invest in derivatives and may lend its portfolio securities. Will invest at least 65% of its assets in no fewer than three different countries located outside the United States. May use futures, options, swaps and forward contracts. May invest in other investment companies, including ETFs, to the extent permitted by the 1940 Act.

Main Risks: Call, convertible securities, credit, currency, debt securities, depositary receipts, derivatives, emerging markets, equity securities, foreign investment, growth investing, high-yield, lower-grade debt securities, interest rate, liquidity, market and company, market capitalization, mid-capitalization company, other investment companies, price volatility, securities lending, small-capitalization company, and value investing.

ING BARON SMALL CAP GROWTH PORTFOLIO

Investment Objective: Capital appreciation.

Investments Adviser: Directed Services LLC

Sub-Adviser: BAMCO, Inc.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in securities of smaller companies with market values under $2.5 billion. May invest up to 20% in foreign securities, including American Depositary Receipts. May invest in other investment companies, including ETFs, to the extent permitted by the 1940 Act.

Main Risks: Currency, depositary receipts, equity securities, foreign investment, growth investing, large positions, liquidity, manager, market and company, other investment companies, price volatility, securities lending and small-capitalization company.
26

Description of the Investment Adviser, Sub-Adviser, Investment Objectives,  Main Investments and Risks of the Underlying Funds (continued)

ING BLACKROCK INFLATION PROTECTED BOND PORTFOLIO

Investment objective: Maximize real return, consistent with the preservation of real capital and prudent investment management.

Investment Adviser: Directed Services LLC

Sub-Adviser: BlackRock Financial Management, Inc.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and U.S. and non-U.S. corporations. May invest up to 20% of its assets in non-investment grade bonds (high-yield or junk bonds) or securities of emerging market issuers. May invest up to 20% of its assets in non-dollar denominated securities of non-U.S. issuers, and without limit in U.S. dollar dominated securities of non-U.S. issuers. The Portfolio is non-diversified which means that it may concentrate its assets in a smaller number of issuers than a diversified fund. May also purchase U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, collateralized mortgage obligations (“CMOs”), investment-grade corporate bonds and asset-backed securities. May buy or sell options or futures, enter into credit default swaps, interest rate or foreign currency transactions, including swaps (collectively, commonly known as “derivatives”), enter into a series of purchase and sale contracts or by using reverse repurchase agreements or dollar rolls. Non-investment grade bonds acquired by the Portfolio will generally be in the lower rating categories of the major rating agencies (BB or lower by S&P or Ba or lower by Moody’s) or will be determined by the management team to be of similar quality. Split rated bonds will be considered to have the higher of the two credit ratings. Typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. May also use derivatives for leverage. May seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls). May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Asset-backed securities, credit, credit derivatives, currency, debt securities, derivatives, diversification, emerging markets, foreign investment, high-yield, lower-grade debt securities, inflation-index bonds, interest rate, leveraging, manager, mortgage-related securities, other investment companies, portfolio turnover, securities lending, and U.S. government securities and obligations.

ING BLACKROCK LARGE CAP GROWTH PORTFOLIO

Investment Objective: Long-term growth of capital.

Investment Adviser: Directed Services LLC

Sub-Adviser: BlackRock Investment Management, LLC

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of large-capitalization companies (those which, at the time of purchase, have a market capitalization equal to or greater than the top 80% of the companies that comprise the Russell 1000® Index). May invest up to 10% in foreign companies in the form of ADRs. May invest in derivatives, short-term debt securities (including repurchase agreements), non-convertible preferred stocks and bonds or U.S. government and money market securities. May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Borrowing, call, convertible securities, credit, debt securities, depositary receipts, derivatives, equity securities, foreign investment, growth investing, interest rate, investment models, liquidity, manager, market and company, market capitalization, maturity, other investment companies, over-the-counter (“OTC”) investment, portfolio turnover, restricted and illiquid securities, securities lending, U.S. government securities and obligations, and when issued and delayed delivery securities and forward commitments.

ING BLACKROCK LARGE CAP VALUE PORTFOLIO

Investment Objective: Long-term growth of capital.

Investment Adviser: Directed Services LLC

Sub-Adviser: BlackRock Investment Management, LLC

27

Description of the Investment Adviser, Sub-Adviser, Investment Objectives,  Main Investments and Risks of the Underlying Funds (continued) Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of large-capitalization companies (those which, at the time of purchase, have a market capitalization equal to or greater than the top 80% of the companies that comprise the Russell 1000® Index). Will invest primarily in equity securities of companies located in the United States that the sub-adviser believes are undervalued. May invest up to 10% of its total assets in securities issued by foreign issuers, in the form of ADRs. May also invest in investment-grade convertible securities, preferred stocks, illiquid securities, U.S. government debt securities of any maturity, and derivatives for hedging purposes. May purchase or sell securities on a when issued basis. May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Borrowing, call, convertible securities, credit, debt securities, depositary receipts, derivatives, equity securities, foreign investment, interest rate, investment models, liquidity, manager, market and company, market capitalization, other investment companies, OTC investment, restricted and illiquid securities, securities lending, U.S government securities and obligations, value investing, and when issued and delayed delivery securities and forward commitments.

ING CLARION GLOBAL REAL ESTATE PORTFOLIO

Investment Objective: High total return consisting of capital appreciation and current income.

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Clarion Real Estate Securities L.P.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies that are principally engaged in the real estate industry (deriving at least 50% of their total revenues or earnings from owning, operating developing and/or managing real estate.) The portfolio will have investments located in a number of different countries located throughout the world, including the United States. May invest in companies located in countries with emerging securities markets. Generally, invests in common stocks of large-, mid- and small-sized companies, including REITs. May invest in initial public offerings, convertible securities, and Rule 144A securities. The portfolio is non-diversified and may invest a significant portion of its assets in a single issuer. May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Convertible securities, diversification, emerging markets, equity securities, foreign investment, industry concentration, initial public offerings, liquidity, market capitalization, market trends, mid-capitalization company, other investment companies, price volatility, real estate investment trusts, restricted and illiquid securities, securities lending, and small-capitalization company.

ING CLARION REAL ESTATE PORTFOLIO

Investment Objective: Total return.

Investment Adviser: Directed Services LLC

Sub-Adviser: ING Clarion Real Estate Securities L.P.

Main Investments: Invests at least 80% of its net assets in common and preferred stocks of U.S. real estate investment trusts (“REITS”) and real estate companies. A company shall be considered to be “principally engaged” in the real estate industry if it:(a) derives at least 50% of its revenues or profits from the ownership, construction, management, financing or sale of residential, commercial or industrial real estate; or (b) has at least 50% of the fair market value of its assets invested in residential, commercial or industrial real estate. Generally will not invest in companies with market capitalization of less than $100 million at the time of purchase. The Portfolio also may invest in convertible securities, initial public offerings and Rule 144A securities. The Portfolio is non-diversified. May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Convertible securities, diversification, equity securities, initial public offerings, industry concentration, liquidity, manager, market and company, other investment companies, portfolio turnover, real estate investment trusts, Rule 144A, sector, and securities lending.

ING COLUMBIA SMALL CAP VALUE PORTFOLIO

Investment Objective: Long-term growth of capital.

Investment Adviser: Directed Services LLC

28

Description of the Investment Adviser, Sub-Adviser, Investment Objectives,  Main Investments and Risks of the Underlying Funds (continued) Sub-Adviser: Columbia Management Advisors, LLC

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies that have market capitalizations in the range of the companies within the Russell 2000® Value Index, at the time of purchase. May also invest in real estate investments trusts (“REITs”), foreign equity securities, depositary receipts, and other investment companies, including exchange-traded funds (“ETFs”). The Portfolio may also invest in convertible securities, initial public offerings and derivatives including options on securities, options on stock indices, covered calls, secured put options and over-the-counter options.

Main Risks: Convertible securities, currency, depositary receipts, derivatives, equity securities, foreign investment, initial public offerings, liquidity, manager, market and company, other investment companies, over-the-counter investment, price volatility, real estate investment trusts, securities lending, small-capitalization company, and value investing.

ING DAVIS NEW YORK VENTURE PORTFOLIO

Investment Objective: Long-term growth of capital.

Investment Adviser: Directed Services LLC

Sub-Adviser: Davis Selected Advisers, L.P.

Main Investments: Invests the majority of its assets in equity securities issued by large companies with market capitalizations of at least $10 billion. May also invest a limited portion of its assets in companies whose shares may be subject to controversy, foreign securities, and non-equity securities. May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Credit, currency, debt securities, equity securities, foreign investment, headline, industry focus, interest rate, liquidity, manager, market and company, other investment companies, price volatility, securities lending, and value investing.

ING DISCIPLINED INTERNATIONAL SMALLCAP FUND

Investment Objective: Long-term capital appreciation.

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in securities of small-capitalization companies (defined as those companies with market capitalizations that fall within the range of companies in the Standard & Poor’s Developed Ex-U.S. SmallCap Index). At least 65% of its assets will normally be invested in companies located in a number of different countries, other than the United States. May invest and up to 35% of its total assets in U.S. issuers. May invest in companies located in countries with emerging securities markets. May invest in derivative instruments, including futures, options, foreign currency contracts and futures contracts. May invest in other investment companies to the extent permitted under the 1940 Act. The Fund is non-diversified and may invest a significant portion of its assets in a single issuer.

Main Risks: Derivatives, diversification, foreign investment, liquidity, market trends, other investment companies, portfolio turnover, price volatility, securities lending, small-capitalization company, and value investing.

ING DISCIPLINED SMALL CAP VALUE PORTFOLIO

Investment Objective: Outperform the total return performance of the Russell 2000® Value Index by investing in common stocks of small companies whose stock prices are believed to be undervalued.

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in securities of small-capitalization companies included in the Russell 2000® Value Index. May also invest in derivative instruments. May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

29

Description of the Investment Adviser, Sub-Adviser, Investment Objectives,  Main Investments and Risks of the Underlying Funds (continued) Main Risks: Derivatives, equity securities, index strategy, investment models, liquidity, manager, other investment companies, portfolio turnover, securities lending, small-capitalization company, and value investing.

ING EMERGING MARKETS FIXED INCOME FUND

Investment Objective: Maximize total return.

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Advisors, B.V.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in debt securities, including fixed-rate instruments, convertible bonds, bonds associated with restructured syndicated or bank loans (e.g., Brady Bonds) and subordinated bonds, of issuers located or primarily conducting their business in emerging market countries. May invest in warrants, structured securities, derivative securities (including futures and forward contracts, options on futures contracts, foreign currencies, securities and stock indices, structured notes and indexed securities, swaps, caps, floors and collars) and below investment-grade bonds (including corporate bonds from emerging markets). The sub-adviser generally invests in securities of various maturities. May also invest in money-market instruments with maturities not exceeding 397 days. May also invest up to 20% its total assets in floating-rate instruments. May invest in other investment companies to the extent permitted under the 1940 Act. The Fund is non-diversified and may invest a higher percentage of its assets in any one issuer.

Main Risks: Convertible securities, credit and interest rate, debt securities, derivatives, diversification, foreign investment, high-yield, lower-grade debt securities, liquidity, other investment companies, price volatility, and securities lending.

ING EVERGREEN OMEGA PORTFOLIO

Investment Objective: Long-term capital growth.

Investment Adviser: Directed Services LLC

Sub-Adviser: Evergreen Investment Management Company, LLC

Main Investments: Invests primarily and under normal conditions substantially all of its assets, in common stocks of U.S. companies across all market capitalizations. May also invest up to 25% of assets in foreign securities. May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Equity securities, foreign investment, growth investing, investment style, liquidity, manager, market capitalization, mid-capitalization company, other investment companies, price volatility, securities lending, and small-capitalization company.

ING FMRSM DIVERSIFIED MID CAP PORTFOLIO

Investment Objective: Long-term growth of capital.

Investment Adviser: Directed Services LLC

Sub-Adviser: Fidelity Management & Research Company

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in securities of companies with medium market capitalizations (defined as those whose market capitalizations are similar to the market capitalizations of companies in the Russell Midcap® Index or the S&P Midcap 400 Index). May also invest in companies with smaller or larger market capitalizations. May invest up to 25% of assets in foreign securities, including emerging markets and may buy and sell futures contracts and other investment companies, including ETFs. May invest in other investment companies to the extent permitted under the 1940 Act.

Main Risks: Derivatives, emerging markets, equity securities, foreign investment, growth investing, liquidity, manager, market and company, market capitalization, mid-capitalization company, other investment companies, portfolio turnover, securities lending, small-capitalization company, and value investing.
30

Description of the Investment Adviser, Sub-Adviser, Investment Objectives,  Main Investments and Risks of the Underlying Funds (continued)

ING FRANKLIN INCOME PORTFOLIO

Investment Objective: Maximize income while maintaining prospects for capital appreciation.

Investment Adviser: Directed Services LLC

Sub-Adviser: Franklin Advisers, Inc.

Main Investments: Invests in a diversified portfolio of debt and equity securities. Debt securities in which the portfolio will invest include bonds, notes and debentures, among others. Equity securities include common stocks, preferred stocks and convertible securities, among others. May invest up to 100% of total assets in debt securities that are rated below investment-grade, but it is not currently expected that the Portfolio will invest more than 50% of its assets in these securities. May invest up to 25% of its assets in foreign securities. It ordinarily buys foreign securities that are traded in the United States or ADRs. May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Call, convertible securities, credit , debt securities, depositary receipts, equity securities, foreign investment, high-yield, lower-grade debt securities, income, interest rate, liquidity, manager, market and company, market trends, maturity, other investment companies, price volatility, securities lending, U.S. government securities and obligations, and value investing.

ING FRANKLIN MUTUAL SHARES PORTFOLIO

Investment Objective: Capital appreciation with a secondary goal of income.

Investment Adviser: Directed Services LLC

Sub-Adviser: Franklin Mutual Advisers, LLC

Main Investments: Invests primarily in equity securities, including common and preferred stocks and convertible securities, of companies of any nation that the sub-adviser believes are available at market prices less than their value based on certain recognized or objective criteria. The Portfolio invests predominantly (up to 100% of its assets) in medium- and large-capitalization companies with market capitalization values greater than $5 billion, although it may invest a portion of its assets in small-capitalization companies and is not limited to pre-set maximums or minimums governing size of companies in which it may invest. May invest significantly (up to 35%) in foreign investments. May also engage from time to time in an “arbitrage” strategy and may invest in distressed companies, including bank debt, lower rated or defaulted debt securities, comparable unrated debt securities, or other indebtedness of, or trade claims against, such companies. The sub-adviser may keep a portion, which may be significant at times, of the Portfolio’s assets in cash or invested in high-quality, short-term money market securities, corporate debt, or direct or indirect U.S. and non-U.S. government and agency obligations. May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Convertible securities, credit, currency, derivatives, equity securities, foreign investment, high-yield, lower-grade debt securities, investment models, liquidity, manager, market capitalization, mid-capitalization company, other investment companies, portfolio turnover, risk arbitrage securities and distressed companies, securities lending, small-capitalization company, sovereign debt, and value investing.

ING GLOBAL RESOURCES PORTFOLIO

Investment Objective: Long-term capital appreciation.

Investment Adviser: Directed Services LLC

Sub-Adviser: ING Investment Management Co.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in the equity securities of companies in the natural resources industries located in a number of different countries, one of which may be the United States. A company is considered to be in a natural resources industry when at least 50% of its assets, revenues, or operating profits are involved in or result from researching, exploring, developing, mining, refining, processing, fabricating, transporting, trading distributing or owning natural resource assets. May invest up to a maximum of 50% of its net assets in any single natural resources industry. May also invest in securities issued by companies that are not in natural resources industries, investment-grade corporate debt, repurchase agreements, derivatives and in commodities
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Description of the Investment Adviser, Sub-Adviser, Investment Objectives,  Main Investments and Risks of the Underlying Funds (continued) including gold bullion and coins. May invest without limit in securities of foreign issuers, including emerging markets. Equity securities in which the portfolio invests may be listed on the U.S. or foreign securities exchanges or traded over-the-counter and include: common stocks, direct equity interests in trusts, preferred stocks, partnerships (including, master limited partnerships), restricted securities, ADRs and GDRs. Normally invests in companies with a large market capitalization, but may also invest in mid- and small-sized companies. May invest in other investment companies, including ETFs, derivative securities and structured notes. The Portfolio is non-diversified and may invest a significant portion of its assets in a single issuer.

Main Risks: Commodities, debt securities, depositary receipts, derivatives, diversification, emerging markets, equity securities, foreign investment, industry concentration, liquidity, manager, market and company, mid-capitalization company, natural resources, other investment companies, over-the-counter investment, portfolio turnover, restricted and illiquid securities, sector, securities lending, and small-capitalization company.

ING GOLDMAN SACHS COMMODITY STRATEGY PORTFOLIO

Investment Objective: Long-term total return consisting of capital appreciation and income.

Investment Adviser: Directed Services LLC

Sub-Adviser: Goldman Sachs Asset Management, L.P.

Main Investments: Invests in a portfolio of commodity index-linked securities (including leveraged and unleveraged structured notes), other commodity-linked securities and derivative instruments that provide exposure to the performance of the commodities markets, and in other fixed-income and debt instruments. May invest at least 25% of its assets in commodity-linked structured notes. Invests in commodity-linked derivative instruments such as commodity-linked structured notes. Invests in investment-grade fixed-income securities. May invest in corporate securities, U.S. government securities, mortgage-backed securities, asset-backed securities, and fixed-income securities issued by or on behalf of states, territories and possessions of the United States (including District of Columbia) and the political subdivisions, agencies and instrumentalities thereof. May invest up to 35% of its net assets in foreign securities and up to 10% of its assets in non-investment-grade fixed-income securities. May also invest in repurchased agreements, convertible securities, options, futures, forwards and swaps. May invest in other investment companies, including ETFs to the extent permitted under the 1940 Act. The Portfolio is non-diversified and may invest more of its assets in fewer issuers.

Main Risks: Absence of regulation, asset-backed securities, borrowing, call, commodities, convertible securities, credit, currency, debt securities, derivatives, diversification, emerging markets, equity securities, extension, foreign investment, high yield, lower-grade debt securities, industry concentration, interest rate, leveraging, liquidity, manager, market and company, mortgage-related securities, other investment companies, over-the-counter investment, price volatility, sector, securities lending, and U.S. government securities and obligations.

ING GROWTH AND INCOME PORTFOLIO

Investment Objective: Maximize total return.

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co.

Main Investments: Invests at least 65% of its total assets in common stocks believed to have significant potential for capital appreciation or income growth or both. Emphasizes stocks of larger companies. May invest up to 25% in foreign securities. May invest in derivatives, including, but not limited to, put and call options. May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Convertible securities, derivatives, foreign investment, liquidity, market trends, other investment companies, portfolio turnover, price volatility, and securities lending.
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Description of the Investment Adviser, Sub-Adviser, Investment Objectives,  Main Investments and Risks of the Underlying Funds (continued)

ING HANG SENG INDEX PORTFOLIO

Investment Objective: The Portfolio seeks investment results (before fees and expenses) that correspond to the total return of the Hang Seng Index (“Index”).

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies which are, at the time of purchase, included in the Index, convertible securities that are convertible into stocks included in the Index, other derivatives whose economic returns are, by design, closely equivalent to the returns of the Index or its components and exchange-traded funds. Invests principally in common stocks and employs a “passive management” approach designed to track the performance of the Index, which is a free float-adjusted market-capitalization weighted index in Hong Kong. It is used to record and monitor daily changes of the largest companies of the Hong Kong stock market and is the main indicator of the overall market performance in Hong Kong. The Portfolio invests all, or substantially all, of its assets in stocks that make up the Index. The Portfolio may not always hold all of the same securities as the Index. The Portfolio may also invest in stock index futures and other derivatives as a substitute for the sale or purchase of securities in the Index and to provide equity exposure to the Portfolio’s cash position. Although the Portfolio attempts to track, as closely as possible, the performance of the Index, the Portfolio does not always perform exactly like the Index. Unlike the Index, the Portfolio has operating expenses and transaction costs and therefore has a performance disadvantage versus the Index. The Portfolio may also invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Convertible securities, derivatives, foreign investments, geographic focus, index strategy, liquidity, non-diversification status, other investment companies, portfolio turnover, price volatility, and securities lending.

ING INTERMEDIATE BOND PORTFOLIO

Investment Objective: Maximize total return consistent with reasonable risk.

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in bonds including but not limited to, corporate, government, and mortgage bonds which are rated investment-grade. May invest a portion of assets in high-yield (high-risk) debt securities, commonly known as junk bonds. May invest in preferred stocks, high quality money market instruments, municipal bonds, debt securities of foreign issuers, securities denominated in foreign securities, mortgage- and asset-backed securities, options and future contracts involving securities, security indices and interest rates including options and futures contracts denominated in foreign currencies. May engage in dollar roll transactions and swap agreements. May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Credit, derivatives, extension, foreign investment, high-yield, lower-grade debt securities, interest rate, liquidity, mortgage-related securities, other investment companies, portfolio turnover, prepayment, price volatility, securities lending, and U.S. government securities and obligations.

ING INTERNATIONAL INDEX PORTFOLIO

Investment Objective: Investment results that correspond to the total return of a widely accepted international index.

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies and convertible securities that are convertible into stocks included in a widely accepted international index and other derivatives whose economic returns are, by design, closely equivalent to the returns of the index or its components and ETFs. The Portfolio currently invests principally in common stock and employs a “passive management” approach designed to track the performance of the Morgan Stanley Capital International - Europe, Australasia and Far East ® Index (“Index”) which is a market value-weighted index that reflects the performance of approximately
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Description of the Investment Adviser, Sub-Adviser, Investment Objectives,  Main Investments and Risks of the Underlying Funds (continued) 1,100 securities listed on the stock exchanges of Europe, Australasia and the Far East. Under normal conditions, the Portfolio invests all, or substantially all, of its assets in stocks and financial instruments that provide economic returns closely equivalent to the Index or its components. May also invest in stock index futures and other derivatives as a substitute for the sale or purchase of securities in the Index and to provide equity exposure to the portfolio’s cash position. May also invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Convertible securities, derivatives, foreign investments, index strategy, liquidity, other investment companies, portfolio turnover, price volatility, and securities lending.

ING INTERNATIONAL VALUE PORTFOLIO

Investment Objective: Long-term capital appreciation

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co.

Main Investments: Invests at least 65% of its assets in equity securities of issuers located in a number of different countries outside of the United States. Invests primarily in companies with a large market capitalization, but may also invest in small- and mid-sized companies. Generally invests in common and preferred stocks, warrants and convertible securities. May invest in emerging markets countries. May invest in government debt securities of developed foreign countries. May invest up to 35% of assets in securities of U.S. issuers, including investment-grade government and corporate debt securities. May invest in derivative instruments, including futures, options and swaps. May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Convertible securities, debt securities, derivatives, foreign investment, liquidity, market trends, other investment companies, portfolio turnover, price volatility, securities lending, and value investing.

ING JANUS CONTRARIAN PORTFOLIO

Investment Objective: Capital appreciation.

Investment Adviser: Directed Services LLC

Sub-Adviser: Janus Capital Management LLC

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities with the potential for long-term growth of capital. The Portfolio is non-diversified. May also invest in foreign equity and debt securities, (either directly or through depositary receipts) up to 20% in high-yield debt securities (junk bonds); derivatives; securities purchased on a when-issued, delayed delivery or forward commitment basis; illiquid securities (up to 15%) and may invest more than 25% of its total assets in securities of companies in one or more market sectors. May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Call, credit, debt securities, depositary receipts, derivatives, diversification, equity securities, foreign investment, growth investing, high-yield, lower-grade debt securities, interest rate, liquidity, manager, market and company, market capitalization, maturity, mid-capitalization company, other investment companies, restricted and illiquid securities, sector, securities lending, small-capitalization company, special situations, and value investing.

ING JPMORGAN EMERGING MARKETS EQUITY PORTFOLIO

Investment Objective: Capital appreciation.

Investment Adviser: Directed Services LLC

Sub-Adviser: J.P. Morgan Investment Management Inc.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of issuers located in at least three countries with emerging securities markets. Equity securities in which the portfolio may invest include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants to buy common stocks and privately-placed securities and other investment companies. May also invest to a lesser extent in debt securities of issuers in countries with emerging markets. May invest in derivatives. May invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest. May also invest in high-quality, short-term money market instruments and repurchase agreements. May invest in debt securities,
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Description of the Investment Adviser, Sub-Adviser, Investment Objectives,  Main Investments and Risks of the Underlying Funds (continued) including high-yield securities which are below investment-grade (junk bonds) and mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. May enter into dollar rolls. May invest in less developed countries by investing in closed-end investment companies that are authorized to invest in those countries, subject to the limitations of the 1940 Act. May invest in other companies, including ETFs, to the extent permitted by the 1940 Act.

Main Risks: Call, convertible securities, credit, currency, debt securities, depositary receipts, derivatives, emerging markets, equity securities, foreign investment, high-yield, lower-grade debt securities, interest rate, liquidity, manager, market and company, mortgage-related securities, other investment companies, restricted and illiquid securities, securities lending, and small-capitalization company.

ING JPMORGAN MID CAP VALUE PORTFOLIO

Investment Objective: Growth from capital appreciation.

Investment Adviser: Directed Services LLC

Sub-Adviser: J.P. Morgan Investment Management, Inc.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of mid-capitalization companies (those with market capitalizations between $1 billion and $20 billion) that the sub-adviser believes are undervalued. Normally invests in securities that are traded on registered exchanges or the over-the-counter market in the United States. May invest in other equity securities, including preferred stocks, convertible securities, foreign securities (including depositary receipts) and derivatives. May use derivatives to hedge various market risks or increase the Portfolio’s income. May invest up to 15% in REITs. May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Convertible securities, currency, depositary receipts, derivatives, equity securities, foreign investment, investment style, liquidity, manager, market and company, mid-capitalization company, other investment companies, over-the-counter investment, price volatility, real estate investment trusts, securities lending, and value investing.

ING JPMORGAN SMALL CAP CORE EQUITY PORTFOLIO

Investment Objective: Capital growth over the long term.

Investment Adviser: Directed Services LLC

Sub-Adviser: J.P. Morgan Investment Management Inc.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of small-capitalization companies (defined as those with market capitalization equal to those within a universe of Russell 2000®Index stocks). May also invest up to 20% of its total assets in each of the following: (i) foreign securities, including depositary receipts; (ii) convertible securities; and (iii) high-quality money market instruments and repurchase agreements. May invest in REITs derivatives. May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Convertible securities, depositary receipts, derivatives, equity securities, foreign investment, growth investing, investment models, liquidity, manager, market and company, market capitalization, mid-capitalization company, mortgage-related securities, other investment companies, real estate investment trusts, securities lending, small-capitalization company, and value investing.

ING JPMORGAN VALUE OPPORTUNITIES PORTFOLIO

Investment Objective: Long-term capital appreciation.

Investment Adviser: Directed Services LLC

Sub-Adviser: J.P.Morgan Investment Management Inc.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of mid- and large-capitalization companies (mid-capitalization companies are those with market capitalizations between $2 billion and $5 billion and large-capitalization companies are those with a market capitalization over $5 billion). Equity securities in which the Portfolio may invest include common stocks, preferred stocks, convertible securities, depositary
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Description of the Investment Adviser, Sub-Adviser, Investment Objectives,  Main Investments and Risks of the Underlying Funds (continued) receipts and warrants to buy common stocks. May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act. May invest in derivatives (including futures contracts, options and swaps), mortgage-related securities issued by government entities and private issuers, and high-quality money market instruments and repurchase agreements.

Main Risks: Convertible securities, depositary receipts, derivatives, equity securities, foreign investment, interest rate, investment style, liquidity, manager, market and company, market capitalization, mid-capitalization company, mortgage-related securities, other investment companies, price volatility, securities lending, and value investing.

ING LEGG MASON PARTNERS AGGRESSIVE GROWTH PORTFOLIO

Investment Objective: Long-term growth of capital.

Investment Adviser: Directed Services LLC

Sub-Adviser: ClearBridge Advisors LLC

Main Investments: Invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts of emerging growth companies. May invest in securities of large, well-known companies, but may also invest in small- to medium-sized companies. Investments may include securities listed on a securities exchange or traded in the over-the-counter markets. May invest up to 25% of its assets (at the time of investment) directly in foreign securities or in depositary receipts (including emerging market securities) and may have exposure to foreign currencies. May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Convertible securities, currency, depositary receipts, derivatives, emerging growth, emerging markets, equity securities, foreign investment, liquidity, manager, market and company, mid-capitalization company, other investment companies, over-the-counter investment, price volatility, securities lending, and small-capitalization company.

ING LIMITED MATURITY BOND PORTFOLIO

Investment Objective: Highest current income consistent with low risk to principal and liquidity. As a secondary objective, seeks to enhance its total return through capital appreciation when market factors, such as falling interest rates and rising bond prices, indicate that capital appreciation may be available without significant risk to principal.

Investment Adviser: Directed Services LLC

Sub-Adviser: ING Investment Management Co.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in bonds that are primarily limited maturity debt securities. Under normal market conditions, the portfolio maintains significant exposure to government securities. Invests in non-government securities only if rated Baa3 or better by Moody’s or BBB- or better by S&P or Fitch or if not rated, determined that they are of comparable quality. May also invest in: preferred stocks; U.S. government securities, securities of foreign governments and supranational organizations; mortgage bonds; municipal bonds, notes and commercial paper; and debt securities of foreign issuers. May engage in dollar roll transactions and swap agreements, including credit default swaps. May use options and futures contracts involving securities, securities indices and interest rates. A portion of the Portfolio’s assets may be invested in mortgage-backed and asset-backed debt securities. May borrow up to 10% of the value of its net assets. May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act. May purchase private placements of debt securities and other illiquid securities.

Main Risks: Asset-backed securities, borrowing, call, credit, credit derivatives, debt securities, derivatives, equity securities, foreign investment, income, interest rate, leveraging, liquidity, manager, mortgage-related securities, other investment companies, portfolio turnover, restricted and illiquid securities, sector, securities lending, sovereign debt, and U.S. government securities and obligations.

ING LIQUID ASSETS PORTFOLIO

Investment Objective: High level of current income consistent with the preservation of capital and liquidity.

Investment Adviser: Directed Services LLC

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Description of the Investment Adviser, Sub-Adviser, Investment Objectives,  Main Investments and Risks of the Underlying Funds (continued) Sub-Adviser: ING Investment Management Co.

Main Investments: Invests in a portfolio of high-quality, U.S. dollar denominated short-term debt securities that are determined by the sub-adviser to present minimal credit risks. Obligations in which the Portfolio invests generally have remaining maturities of 397 days or less, although upon satisfying certain conditions of Rule 2a-7, the Portfolio may, to the extent otherwise permissible, invest in instruments subject to repurchase agreements and certain variable and floating rate obligations that bear longer final maturities. May invest in obligations permitted to be purchased under Rule 2a-7. May invest more than 25% of its total assets in instruments issued by domestic banks. May significantly invest in securities issued by financial services companies, banks and bank holding companies, investment banks, trust companies, insurance companies, finance companies and broker-dealers. May purchase securities on a when-issued basis and purchase or sell them on a forward commitment basis. May also invest in variable rate master demand obligations. May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Credit, foreign investment, interest rate, liquidity, mortgage-related securities, other investment companies, sector, and U.S. government securities and obligations.

ING LORD ABBETT AFFILIATED PORTFOLIO

Investment Objective: Long-term growth of capital. Current income is a secondary objective.

Investment Adviser: Directed Services LLC

Sub-Adviser: Lord, Abbett & Co. LLC

Main Investments: Invests primarily in equity securities of large, seasoned, U.S. and multinational companies (large companies are defined as those companies in the Russell 1000® Index). Equity securities in which the Portfolio may invest may include common stocks, preferred stocks, convertible securities, warrants and similar instruments. May invest up to 10% of its assets in foreign securities and also may invest in ADRs and similar depositary receipts, which are not subject to the 10% limit on investment. May invest in convertible bonds and convertible preferred stocks, and in derivatives and similar investments. May buy and sell options on securities indices for hedging or cross-hedging purposes and may sell covered call options on its portfolio securities. May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Convertible securities, depositary receipts, derivatives, equity securities, foreign investment, liquidity, manager, market and company, market capitalization, market trends, other investment companies, securities lending, and value investing.

ING MARSICO GROWTH PORTFOLIO

Investment Objective: Capital appreciation.

Investment Adviser: Directed Services LLC

Sub-Adviser: Marsico Capital Management, LLC

Main Investments: Invests primarily in equity securities of companies of any size, selected for their long-term growth potential. Will normally hold a core position of between 35 and 50 common stocks primarily emphasizing larger companies (those with market capitalizations of $4 billion or more). May also invest in foreign securities, including ADRs or other depositary receipts (including emerging markets) and forward foreign currency contracts, futures and options. May invest more than 25% of its total assets in securities of companies in a single market sector. Generally will not invest more than 25% of its total assets in a particular industry within a sector. Substantial cash holdings may increase in the absence of attractive investment opportunities. May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Currency, depositary receipts, derivatives, emerging markets, equity securities, foreign investment, growth investing, investment models, liquidity, manager, market and company, market capitalization, market trends, other investment companies, price volatility, sector, and securities lending.
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Description of the Investment Adviser, Sub-Adviser, Investment Objectives,  Main Investments and Risks of the Underlying Funds (continued)

ING MARSICO INTERNATIONAL OPPORTUNITIES PORTFOLIO

Investment Objective: Long-term growth of capital.

Investment Adviser: Directed Services LLC

Sub-Adviser: Marsico Capital Management, LLC

Main Investments: Invests at least 65% of its total assets in common stocks of foreign companies selected for their long-term growth potential. May invest in companies of any size throughout the world. Invests in issuers from a number of different countries not including the United States. May invest in foreign investments, including ADRs or other depository receipts. May use options, futures and foreign currency contracts. May invest in emerging markets. Some issuers of securities in the portfolio may be based or economically tied to the United States. May invest up to 10% in fixed-income securities and up to 5% in high-yield bonds or mortgage- and asset-backed securities. May invest up to 15% in illiquid securities. May invest more than 25% of its total assets in securities of companies in a single market sector, though it will not invest more than 25% of its total assets in a particular industry within a sector. Substantial cash holdings may increase in the absence of attractive investment opportunities. May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Credit, currency, debt securities, depositary receipts, derivatives, emerging markets, equity securities, foreign investment, growth investing, high-yield, lower-grade debt securities, interest rate, investment models, liquidity, manager, market and company, market capitalization, market trends, mid-capitalization company, mortgage-related securities, other investment companies, over-the-counter investment, price volatility, restricted and illiquid securities, sector, securities lending, and small-capitalization company.

ING MFS UTILITIES PORTFOLIO

Investment Objective: Total return.

Investment Adviser: Directed Services LLC

Sub-Adviser: Massachusetts Financial Services Company

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in securities of issuers in the utilities sector. Issuers in the utilities sector include issuers engaged in the manufacture, production, generation, transmission, sale or distribution of electric, gas or other types of energy, water or other sanitary services and issuers engaged in telecommunications, including telephone, cellular telephone, telegraph, satellite, microwave, cable television and other communications media (not engaged in public broadcasting). May invest in companies of any size. May invest in U.S. and foreign securities, including emerging market securities. May also invest in derivatives and debt instruments, including lower quality debt instruments. May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Call, convertible securities, credit, currency, debt securities, depositary receipts, derivatives, emerging markets, equity securities, foreign investment, high-yield, lower-grade debt securities, interest rate, leveraging, liquidity, market and company, maturity, mortgage-related securities, other investment companies, over-the-counter investment, sector, securities lending, U.S. government securities and obligations, and utilities industry.

ING MIDCAP OPPORTUNITIES PORTFOLIO

Investment Objective: Long-term capital appreciation.

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in common stocks of mid-sized U.S. companies (defined as those whose market capitalizations fall within the range of companies in the Russell MidCap® Growth Index) believed to have growth potential. May also invest in derivatives and foreign securities. May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Derivatives, foreign investment, growth investing, liquidity, market trends, mid-capitalization company, other investment companies, portfolio turnover, price volatility, and securities lending.
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Description of the Investment Adviser, Sub-Adviser, Investment Objectives,  Main Investments and Risks of the Underlying Funds (continued)

ING MULTI-MANAGER INTERNATIONAL SMALL CAP PORTFOLIO

Investment Objective: Maximum long-term capital appreciation.

Investment Adviser: Directed Services LLC

Sub-Advisers: Schroder Investment Management North America, Inc. and American Century Global Investment Management, Inc.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in securities of small-capitalization companies (those that have market capitalization that falls within the range of companies in the Standard & Poor’s Developed Ex-U.S. SmallCap Index between $9.8 million and $7.5 billion.) Invests at least 65% of its assets in companies located outside the United States, including emerging markets. Invests primarily in common stocks or securities convertible into common stocks of international issuers but may invest from time to time in such instruments as in forward currency contracts, futures contracts, other investment companies, including ETFs, rights, ADRs, and GDRs.

Main Risks: Convertible securities, currency, depositary receipts, derivatives, emerging markets, equity securities, foreign investment, growth investing, initial public offerings, investment models, liquidity, manager, market and company, market trends, other investment companies, price volatility, securities lending, small-capitalization company, and value investing.

ING NEUBERGER BERMAN PARTNERS PORTFOLIO

Investment Objective: Capital growth.

Investment Adviser: Directed Services LLC

Sub-Adviser: Neuberger Berman Management LLC.

Main Investments: Invests mainly in common stocks of mid- to large-capitalization companies (mid-capitalization companies are considered to be those with market capitalizations within the Russell Midcap® Index ranged between $24 million and $14.9 billion; and large-capitalization companies are considered to be those with total market capitalizations within the Russell 1000® Index ranged between $24 million and $421.8 billion. May invest a portion of its assets in derivative instruments, including options and futures. May invest up to 20% of its assets in securities of foreign issuers. May also engage in borrowing and lend its securities. May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Currency, derivatives, equity securities, foreign investment, leveraging, liquidity, manager, market and company, mid-capitalization company, other investment companies, price volatility, securities lending, and value investing.

ING OPPENHEIMER GLOBAL PORTFOLIO

Investment Objective: Capital appreciation.

Investment Adviser: Directed Services LLC

Sub-Adviser: OppenheimerFunds, Inc.

Main Investments: Invests mainly in companies in the United States and foreign countries. Currently emphasizes investments in developed markets, but may also invest in emerging markets. The Portfolio does not limit its investments to companies in a particular capitalization range, but currently focuses its investments in mid- and large-capitalization companies. The Portfolio will invest in a number of different countries (one of which may be the United States). May invest up to 15% of its assets in illiquid or restricted securities. May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Asset allocation, convertible securities, credit, currency, debt securities, derivatives, emerging growth, emerging markets, equity securities, foreign investment, geographic focus, growth investing, industry focus, interest rate, liquidity, manager, market and company, mid-capitalization company, other investment companies, over-the-counter investment, price volatility, securities lending, and small-capitalization company.
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Description of the Investment Adviser, Sub-Adviser, Investment Objectives,  Main Investments and Risks of the Underlying Funds (continued)

ING OPPENHEIMER STRATEGIC INCOME PORTFOLIO

Investment Objective: High level of current income principally derived from interest on debt securities.

Investment Adviser: Directed Services LLC

Sub-Adviser: OppenheimerFunds, Inc.

Main Investments: Invests in debt securities of issuers in three market sectors: foreign governments and companies; U.S. government securities; and lower-grade, high-yield securities of U.S. and foreign companies. Those debt securities include foreign government and U.S. government bonds and notes, collateralized mortgage obligations, other mortgage-related and asset-backed securities, participation interest in loans, structured notes, high-yield, lower-grade domestic and foreign corporate debt obligations and zero-coupon or stripped securities. May invest up to 100% of its assets in any one sector at any time. Foreign investments can include debt securities of issuers in developed markets as well as emerging markets. Can use hedging instruments and certain derivatives. The Portfolio does not concentrate 25% or more of its investments in the securities of any one foreign government or in the debt and equity securities of companies in any one industry. May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Credit, credit derivatives, currency, debt securities, derivatives, emerging markets, equity securities, foreign investment, high-yield, lower-grade debt securities, interest rate, liquidity, manager, mortgage-related securities, other investment companies, prepayment, price volatility, sector allocation, securities lending, U.S. government securities and obligations, and zero-coupon.

ING OPPORTUNISTIC LARGE CAP PORTFOLIO

Investment Objective: Growth of capital primarily through investment in a diversified portfolio of common stocks and securities convertible into common stocks.

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in common stocks of large U.S. companies (defined as companies that have market capitalizations of at least $3 billion.) May also invest in stocks of small- and mid-sized companies. May invest up to 25% of its assets in foreign securities including ADRs. May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act. May invest in certain high risk investments, including derivatives such as options and futures, among others.

Main Risks: Convertible securities, derivatives, foreign investment, liquidity, market trends, other investment companies, portfolio turnover, price volatility and securities lending.

ING PIMCO HIGH YIELD PORTFOLIO

Investment Objective: Maximum total return, consistent with preservation of capital and prudent investment management.

Investment Adviser: Directed Services LLC

Sub-Adviser: Pacific Investment Management Company LLC

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in a diversified portfolio of high-yield securities (junk bonds) which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements rated below investment-grade but rated at least CCC/Caa by Moody’s, S&P, or Fitch Ratings, or if unrated, determined to be of comparable quality, subject to a maximum of 5% of total assets in CCC/Caa securities. The remainder of assets may be invested in investment-grade fixed-income investments. May invest up to 20% in non-U.S. dollar-denominated securities and without limit in U.S. dollar-denominated foreign securities (up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries). May invest up to 10% of its total assets in preferred stocks. May invest in fixed-income instruments. May invest in derivatives based on fixed-income instruments, including swaps and its net exposure to derivative securities may be equal to up to 100% of its total assets. May also engage in short sales. May invest all of its assets in mortgage- or asset-backed securities. May, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as “buy backs” or “dollar rolls”). May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.
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Description of the Investment Adviser, Sub-Adviser, Investment Objectives,  Main Investments and Risks of the Underlying Funds (continued)

Main Risks: Borrowing, call, convertible securities, credit, credit derivatives, currency, debt securities, derivatives, emerging markets, equity securities, foreign investment, high-yield, lower-grade debt securities, income, interest rate, leveraging, liquidity, manager, market and company, maturity, mortgage-related securities, other investment companies, portfolio turnover, securities lending, short sales, and U.S. government securities and obligations.

ING PIMCO TOTAL RETURN BOND PORTFOLIO

Investment Objective: Maximum total return, consistent with preservation of capital and prudent investment management.

Investment Adviser: Directed Services LLC

Sub-Adviser: Pacific Investment Management Company LLC

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in a diversified portfolio of fixed-income instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. The average portfolio duration that normally varies within two years (plus or minus) of the Barclays Capital U.S. Aggregate Bond Index. May invest in derivatives based on fixed-income instruments, including swaps. Primarily invests in investment-grade debt securities, but may invest up to 10% of its total assets in high-yield securities (junk bonds). May invest up to 10% of its total assets in preferred stocks. May invest up to 30% of its total assets in non-U.S. dollar-denominated securities and without limit in U.S. dollar-denominated of foreign issuers. Foreign currency exposure normally will be limited to 20% of the Portfolio’s totals assets. May invest up to 15% of its total assets in instruments that are economically tied to emerging market countries. May invest in fixed-income instruments and in derivatives based on fixed-income instruments, including swaps. May engage in short sales. May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Borrowing, call, convertible securities, credit, credit derivatives, currency, debt securities, derivatives, emerging markets, equity securities, foreign investment, high-yield, lower-grade debt securities, income, Illiquid securities, interest rate, leveraging, liquidity, manager, market and company, maturity, mortgage-related securities, other investment companies, portfolio turnover, securities lending, short sales, and U.S. government securities and obligations.

ING PIONEER EQUITY INCOME PORTFOLIO

Investment Objective: Current income and long-term growth of capital from a portfolio consisting primarily of equity securities of U.S. corporations that are expected to produce income.

Investment Adviser: Directed Services LLC

Sub-Adviser: Pioneer Investment Management, Inc.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of U.S. issuers that are expected to produce income. Income-producing equity securities include common stocks, preferred stocks, equity-based ETFs and equity interests in REITs. May invest up to 20% of its total assets in equity and debt securities of non-U.S. corporate issuers and debt securities of non-U.S. corporate issuers. The Portfolio will not invest more than 5% of its total assets in the securities of emerging markets issuers. The remainder of the assets may be invested in debt securities most of which are expected to be convertible into common stocks. May invest up to 10% of its net assets in below investment-grade debt securities, including convertible debt securities. May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Convertible securities, credit, debt securities, emerging markets, equity securities, foreign securities, high-yield, lower-grade debt securities, interest rate, liquidity, manager, market and company, market capitalization, market trends, other investment companies, real estate investment trusts, securities lending, and value investing.

ING PIONEER FUND PORTFOLIO

Investment Objective: Reasonable income and capital growth.

Investment Adviser: Directed Services LLC

Sub-Adviser: Pioneer Investment Management, Inc.

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Description of the Investment Adviser, Sub-Adviser, Investment Objectives,  Main Investments and Risks of the Underlying Funds (continued) Main Investments: Invests in a broad list of carefully selected securities believed to be reasonably priced rather than in securities whose prices reflect a premium resulting from their current market popularity. Invests the major portion of its assets in equity securities, primarily of U.S. issuers. Equity securities include common stocks, convertible debt and other equity instruments such as ETFs that invest primarily in equity securities, equity interests in REITs, depositary receipts, warrants, rights and preferred stocks. May invest up to 20% of its assets in REITs and up to 20% of its assets in foreign issuers. May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Convertible securities, depositary receipts, derivatives, equity securities, foreign investment, liquidity, manager, market and company, other investment companies, real estate investment trusts, securities lending, and value investing.

ING PIONEER HIGH YIELD PORTFOLIO

Investment Objective: Maximize total return through income and capital appreciation.

Investment Adviser: Directed Services LLC

Sub-Adviser: Pioneer Investment Management, Inc.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in below investment-grade (high-yield) debt securities and preferred stocks. May invest in other investment companies, including ETFs and REITs. Invests in securities with a broad range of maturities, and its high-yield securities investments may be convertible into equity securities. May invest more than 25% of its assets in the same market segment. May invest in securities of Canadian issuers to the same extent as securities of U.S. issuers. May invest up to 15% of its assets in foreign securities (excluding Canadian issuers) including debt and equity securities of corporate issuers and debt securities of government issuers in developed and emerging markets. May invest in investment-grade and below investment-grade convertible bonds and preferred stocks that are convertible into equity securities, mortgage-backed and asset-backed securities, mortgage derivatives and structured securities. May also invest in equity securities of U.S. and non-U.S. issuers including common stocks, depositary receipts, warrants, rights and other equity interests. May use derivatives for hedging, and from time to time may use derivatives as a substitute for purchasing or selling securities or to increase the Portfolio’s return. May invest the remainder of its assets in securities with remaining maturities of less than one year, cash equivalents or may hold cash.

Main Risks: Call, convertible securities, credit, credit derivatives, currency, debt securities, depositary receipts, derivatives, emerging markets, equity securities, foreign investment, high-yield, lower-grade debt securities, interest rate, leveraging, liquidity, manager, market and company, mortgage-related securities, other investment companies, prepayment, price volatility, real estate investment trusts, sector, securities lending, value investing, and zero-coupon.

ING PIONEER MID CAP VALUE PORTFOLIO

Investment Objective: Capital appreciation.

Investment Adviser: Directed Services LLC

Sub-Adviser: Pioneer Investment Management, Inc.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of mid-size companies (defined as those companies with market capitalizations of companies included in the Russell Midcap® Value Index or the 3-year rolling average of the market capitalization of the largest company within the Russell Midcap® Value Index as measured at the end of the preceding month, and are not less than the smallest company within the index). Equity securities in which the portfolio invests include common and preferred stocks, depositary receipts, convertible debt, and equity interests in REITs. May invest up to 25% of its total assets in equity and debt securities of non-U.S. issuers. May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Call, convertible securities, debt securities, depositary receipts, derivatives, equity securities, foreign investment, liquidity, manager, market and company, market capitalization, mid-capitalization company, other investment companies, real estate investment trusts, securities lending, and value investing.
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Description of the Investment Adviser, Sub-Adviser, Investment Objectives,  Main Investments and Risks of the Underlying Funds (continued)

ING RUSSELLTM LARGE CAP GROWTH INDEX PORTFOLIO

Investment Objective: Investment results that correspond to the total return of the Russell Top 200® GrowthIndex (“Index”).

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co.

Main Investments: Under normal market conditions, the Portfolio invests at least 80% of its assets, plus borrowings for investment purposes, in equity securities of companies included in the Index, convertible securities that are convertible into stocks included in the Index, other derivatives whose economic returns are, by design, closely equivalent to the returns of the Index or its components and exchange-traded funds. The Portfolio invests principally in common stocks and employs a “passive management” approach designed to track the performance of the Index, which is an unmanaged index that measures the performance of the large-cap growth segment of the U.S. equity universe. The Index includes those Russell Top 200® companies with higher price-to-book ratios and higher forecasted growth values. The Portfolio may not always hold all of the same securities as the Index. The Portfolio may also invest in stock index futures and other derivatives as a substitute for the sale or purchase of securities in the Index and to provide equity exposure to the Portfolio’s cash position. Although the Portfolio attempts to track, as closely as possible, the performance of the Index, the Portfolio does not always perform exactly like the Index. Unlike the Index, the Portfolio has operating expenses and transaction costs and therefore has a performance disadvantage versus the Index. The Portfolio may invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Convertible securities, derivatives, growth investing, index strategy, liquidity, non-diversification status, other investment companies, portfolio turnover, price volatility, and securities lending.

ING RUSSELLTM LARGE CAP INDEX PORTFOLIO

Investment Objective: Investment results that correspond to the total return of the Russell Top 200® Index (“Index”).

Investment Adviser: Directed Services LLC

Sub-Adviser: ING Investment Management, Co.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies included in and convertible securities that are convertible into stocks included in the Index. May invest in other derivatives whose economic returns are, by design, closely equivalent to the returns of the Index, or its components and ETFs. May also invest in stock index futures and other derivatives. May also invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Convertible securities, derivatives, index strategy, liquidity, other investment companies, price volatility, and securities lending.

ING RUSSELLTM LARGE CAP VALUE INDEX PORTFOLIO

Investment Objective: Investment results that correspond to the total return of the Russell Top 200® Value Index (“Index”).

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co.

Main Investments: Under normal conditions, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies which are, at the time of purchase, included in the Index, convertible securities that are convertible into stocks included in the Index, other derivatives whose economic returns are, by design, closely equivalent to the returns of the Index or its components and exchange-traded funds. The Portfolio invests principally in common stocks and employs a “passive management” approach designed to track the performance of the Index, which is an unmanaged index that measures the performance of the large-cap value segment of the U.S. equities universe. The Index includes those Index companies with lower price-to-book ratios and lower expected growth values. The Portfolio invests all, or substantially all, of its assets in stocks that make up the Index. The Portfolio may not always hold all of the same securities as the Index. The Portfolio may also invest in stock index futures and other derivatives as a substitute for the sale or purchase of securities in the Index and to provide equity exposure to the
43

Description of the Investment Adviser, Sub-Adviser, Investment Objectives,  Main Investments and Risks of the Underlying Funds (continued) Portfolio’s cash position. Although the Portfolio attempts to track, as closely as possible, the performance of the Index, the Portfolio does not always perform exactly like the Index. Unlike the Index, the Portfolio has operating expenses and transaction costs and therefore has a performance disadvantage versus the Index. The Portfolio may also invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Convertible securities, derivatives, index strategy, liquidity, non-diversification status, other investment companies, portfolio turnover, price volatility, securities lending, and value investing.

ING RUSSELLTM MID CAP GROWTH INDEX PORTFOLIO

Investment Objective: Investment results that correspond to the total return of the Russell Midcap® GrowthIndex (“Index”).

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co.

Main Investments: Under normal conditions, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies which are, at the time of purchase, included in the Index, convertible securities that are convertible into stocks included in the Index, other derivatives whose economic returns are, by design, closely equivalent to the returns of the Index or its components and exchange-traded funds. The Portfolio invests principally in common stocks and employs a “passive management” approach designed to track the performance of the Index, which is an unmanaged index that measures the performance of the mid-cap growth segment of the U.S. equity universe. The Index includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. The Portfolio may also invest in stock index futures and other derivatives as a substitute for the sale or purchase of securities in the Index and to provide equity exposure to the Portfolio’s cash position. Although the Portfolio attempts to track, as closely as possible, the performance of the Index, the Portfolio does not always perform exactly like the Index. Unlike the Index, the Portfolio has operating expenses and transaction costs and therefore has a performance disadvantage versus the Index. The Portfolio may also invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Convertible securities, derivatives, index strategy, liquidity, mid-capitalization company, non-diversification status, other investment companies, portfolio turnover, price volatility, and securities lending.

ING RUSSELLTM MID CAP INDEX PORTFOLIO

Investment Objective: Investment results that correspond to the total return of the Russell Midcap® Index (“Index”).

Investment Adviser: Directed Services LLC

Sub-Adviser: ING Investment Management, Co.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in common and preferred stocks and convertible securities convertible into stocks included in the Index. May invest in other derivatives whose economic returns are, by design, closely equivalent to the returns of the Index or its components and ETFs. May also invest in stock index futures and other derivatives. May also invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Convertible securities, derivatives, index strategy, liquidity, mid-capitalization company, other investment companies, price volatility, and securities lending.

ING RUSSELLTM SMALL CAP INDEX PORTFOLIO

Investment Objective: Investment results that correspond to the total return of the Russell 2000® Index (“Index”).

Investment Adviser: Directed Services LLC

Sub-Adviser: ING Investment Management, Co.

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Description of the Investment Adviser, Sub-Adviser, Investment Objectives,  Main Investments and Risks of the Underlying Funds (continued) Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies included in and convertible securities that are convertible into stocks included in the Index. May invest in other derivatives whose economic returns are, by design, closely equivalent to the returns of the Index or its components and ETFs. May also invest in stock index futures and other derivatives. May also invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Convertible securities, derivatives, index strategy, liquidity, other investment companies, price volatility, securities lending, and small-capitalization company.

ING SMALL COMPANY PORTFOLIO

Investment Objective: Growth of capital.

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co.

Main Investments: Invests in at least 80% of its assets (plus borrowings for investment purposes) in common stocks of small-capitalization companies (defined as those included in the S&P SmallCap 600 Index or the Russell 2000® Index or if not included in either index, have market capitalizations between $3.2 million and $7 billion). May invest in derivatives and foreign securities. May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Derivatives, foreign investment, liquidity, market trends, other investment companies, price volatility, securities lending, and small-capitalization company.

ING SMALLCAP OPPORTUNITIES PORTFOLIO

Investment Objective: Capital appreciation.

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in common stocks of smaller, lesser-known U.S. companies (defined as those with market capitalizations that fall within the range of companies in the Russell 2000® Growth Index). May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Growth investing, liquidity, market trends, other investment companies, price volatility, securities lending, and small-capitalization company.

ING T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO

Investment Objective: Over the long-term, a high total investment return, consistent with the preservation of capital and with prudent investment risk.

Investment Adviser: Directed Services LLC

Sub-Adviser: T. Rowe Price Associates, Inc.

Main Investments: Invests among three asset classes: equity securities, debt securities (including up to 15% in high-yield securities, commonly referred to as junk bonds), and money market instruments. Invests primarily in common stocks of established U.S. companies believed to have potential for growth. Common stocks typically comprise at least half of the Portfolio’s assets. The remaining assets may be invested in other securities, including convertibles, warrants, preferred stocks, corporate and government debt, futures and options. Debt securities and convertible bonds may often constitute a significant portion of the portfolio’s investment portfolio. May purchase debt securities of any maturity and credit quality. Up to 25% of the Portfolio’s net assets may be invested in foreign equity securities. May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act. May also invest in shares of the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund.

45

Description of the Investment Adviser, Sub-Adviser, Investment Objectives,  Main Investments and Risks of the Underlying Funds (continued) Main Risks: Asset allocation, borrowing, call, convertible securities, credit, currency, debt securities, derivatives, equity securities, foreign investment, growth investing, high-yield, lower-grade debt securities, income, interest rate, leveraging, liquidity, manager, market and company, maturity, other investment companies, restricted and illiquid securities, securities lending, special situations, U.S. government securities and obligations, and value investing.

ING T. ROWE PRICE DIVERSIFIED MID CAP GROWTH PORTFOLIO

Investment Objective: Long-term capital appreciation.

Investment Adviser: Directed Services LLC

Sub-Adviser: T. Rowe Price Associates, Inc.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies having a market capitalization within the range of companies in the Russell Midcap® Growth Index or the S&P MidCap 400 Index. Focuses on mid-size companies. Most investments will be in U.S. common stocks but may also invest in foreign stocks, futures and options. May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act. May also invest in shares of the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund.

Main Risks: Currency, derivatives, equity securities, foreign investment, growth investing, liquidity, manager, market and company, mid-capitalization company, other investment companies, price volatility and securities lending.

ING T. ROWE PRICE EQUITY INCOME PORTFOLIO

Investment Objective: Substantial dividend income as well as long-term growth of capital.

Investment Adviser: Directed Services LLC

Sub-Adviser: T. Rowe Price Associates, Inc.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends. May invest in convertible securities, warrants, preferred stocks, foreign securities, debt securities (including high-yield debt securities) and futures and options. May invest in a company through a privately negotiated note or loan, including loan participations and assignments. May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act. May also invest in shares of the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund.

Main Risks: Call, convertible securities, currency, debt securities, derivatives, equity securities, foreign investment, high-yield, lower-grade debt securities, interest rate, liquidity, manager, market and company, other investment companies, securities lending, special situations, and value investing.

ING T. ROWE PRICE GROWTH EQUITY PORTFOLIO

Investment Objective: Long-term capital growth, and secondarily, increasing dividend income.

Investment Adviser: Directed Services LLC

Sub-Adviser: T. Rowe Price Associates, Inc.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in common stocks, with a focus on growth companies. May also purchase foreign securities, hybrid securities, futures, and options. May have exposure to foreign currencies. Investments in foreign securities are limited to 30%. May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act. May also invest in shares of the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund.

Main Risks: Currency, derivatives, equity securities, foreign investment, growth investing, liquidity, manager, market and company, other investment companies, price volatility, and securities lending.
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Description of the Investment Adviser, Sub-Adviser, Investment Objectives,  Main Investments and Risks of the Underlying Funds (continued)

ING TEMPLETON FOREIGN EQUITY PORTFOLIO

Investment Objective: Long-term capital growth.

Investment Adviser: Directed Services LLC

Sub-Adviser: Templeton Investment Counsel, LLC

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in foreign (non-U.S.) equity securities, including countries with emerging securities markets. Equity securities include common stocks, preferred stocks and convertible securities. May also invest a portion of its assets in smaller companies (those companies with market capitalizations of less than $4 billion). May also invest in ADRs, GDRs and EDRs. May also have significant investments in one or more countries or in particular sectors, such as financial institutions or industrial companies. May use certain derivative strategies. May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Convertible securities, credit, currency, debt securities, depositary receipts, derivatives, emerging markets, equity securities, foreign investment, geographic focus, interest rate, liquidity, manager, market and company, other investment companies, price volatility, sector, securities lending, small-capitalization company, and value investing.

ING TEMPLETON GLOBAL GROWTH PORTFOLIO

Investment Objective: Capital appreciation. Current income is only an incidental consideration.

Investment Adviser: Directed Services LLC

Sub-Adviser: Templeton Global Advisors Limited

Main Investments: Invests mainly in equity securities, including common and preferred stocks and convertible securities, of companies located in number of different countries anywhere in the world, including emerging markets. The Portfolio also invests in depositary receipts and derivatives, including up to 5% in options and swap agreements. May invest up to 25% of its total assets in debt securities of companies and governments located anywhere in the world. May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Call, convertible securities, currency, debt securities, depositary receipts, derivatives, emerging markets, equity securities, foreign investment, liquidity, manager, market and company, other investment companies, securities lending, sovereign debt, and value investing.

ING THORNBURG VALUE PORTFOLIO

Investment Objective: Capital appreciation.

Investment Adviser: Directed Services LLC

Sub-Adviser: Thornburg Investment Management Inc.

Main Investments: Invests at least 65% of its net assets in domestic equity securities (primarily common stocks, but also convertible securities selected on a value basis.) May also own a variety of securities, including foreign equity and debt securities and domestic debt securities. May have exposure to emerging markets. May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Convertible securities, credit, currency, debt securities, depositary receipts, emerging markets, equity securities, foreign investment, high-yield, lower-grade debt securities, interest rate, liquidity, manager, market and company, mid-capitalization company, other investment companies, price volatility, securities lending, small-capitalization company, and value investing.
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Description of the Investment Adviser, Sub-Adviser, Investment Objectives,  Main Investments and Risks of the Underlying Funds (continued)

ING UBS U.S. LARGE CAP EQUITY PORTFOLIO

Investment Objective: Long-term growth of capital and future income.

Investment Adviser: Directed Services LLC

Sub-Adviser: UBS Global Asset Management (Americas) Inc.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in U.S. large-capitalization companies (defined as those with a market capitalization within of the Russell 1000® Index). Equity investments include dividend-paying securities, common stocks, preferred stocks and convertible securities. Emphasizes large-capitalization stocks, but may hold small- and mid-capitalization stocks. May invest in use options, futures and other derivatives. May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Convertible securities, currency, derivatives, equity securities, foreign investment, liquidity, manager, market and company, mid-capitalization company, other investment companies, price volatility, securities lending, small-capitalization company, and value investing.

ING U.S. BOND INDEX PORTFOLIO

Investment Objective: Investment results that correspond to the total return of the Barclays Capital U.S. Aggregate Bond (“BCAB”) Index.

Investment Adviser: ING Investments, LLC

Sub-Adviser: Lehman Brothers Asset Management LLC

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in investment-grade debt securities rated at least A by Moody’s Investors Service, Inc. (“Moody’s”) or rated at least A by Standard and Poor’s Ratings services(“S&P”), included in the BCAB Index, derivatives whose economic returns are, by design closely equivalent to the returns of the BCAB Index or its components and ETFs. May also invest in futures and other derivatives. May also invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Credit, derivatives, index strategy, interest rate, liquidity, mortgage-related securities, other investment companies, portfolio turnover, prepayment, price volatility, securities lending, and U.S. government securities and obligations.

ING VAN KAMPEN COMSTOCK PORTFOLIO

Investment Objective: Capital growth and income.

investment Adviser: Directed Services LLC

Sub-Adviser: Van Kampen

Main Investments: Invests in equity securities, including common stocks, preferred stocks and convertible securities. May invest, up to 15% of its assets, in REITs. May invest up to 25% of assets in foreign securities. May also invest, without limitation, in ADRs. May purchase and sell certain derivatives. Generally holds up to 10% of assets in high-quality, short-term debt securities and investment-grade corporate debt securities. May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Convertible securities, credit, currency, debt securities, depositary receipts, derivatives, equity securities, foreign investment, interest rate, liquidity, manager, market and company, mid-capitalization company, other investment companies, price volatility, real estate investment trusts, securities lending, small-capitalization company, and value investing.

ING VAN KAMPEN EQUITY AND INCOME PORTFOLIO

Investment Objective: Total return, consisting of long-term capital appreciation and current income.

Investment Adviser: Directed Services LLC

Sub-Adviser: Van Kampen

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Description of the Investment Adviser, Sub-Adviser, Investment Objectives,  Main Investments and Risks of the Underlying Funds (continued) Main Investments: Invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity and income securities. Invests primarily in income-producing equity instruments (including common stocks, preferred stocks and convertible securities) and investment-grade quality debt securities. Invests at least 65% in income-producing equity securities and up to 10% of its assets in illiquid securities and certain restricted securities. May invest up to 15% in REITs and up to 25% in foreign securities. May purchase and sell certain derivative instruments such as options, futures contracts, options on futures contracts, structured notes and other types of structured investments, and swaps. May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Asset allocation, call, convertible securities, credit, currency, debt securities, derivatives, equity securities, foreign investment, interest rate, liquidity, manager, market and company, mid-capitalization company, mortgage-related securities, other investment companies, prepayment, price volatility, real estate investment trusts, securities lending, small-capitalization company, and value investing.

ING VAN KAMPEN GLOBAL FRANCHISE PORTFOLIO

Investment Objective: Long-term capital appreciation.

Investment Adviser: Directed Services LLC

Sub-Adviser: Van Kampen

Main Investments: Invests primarily in equity securities of companies of any size located throughout the world, based on a value investing approach. May invest in securities of companies of any size. Invests at least 65% in securities of issuers from a number of different countries, which may include the United States. May invest in derivatives, which may include forward contracts, futures contracts, options, swaps, and structured notes. The Portfolio is non-diversified. May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Currency, derivatives, diversification, emerging markets, equity securities, foreign investment, liquidity, manager, market and company, market capitalization, mid-capitalization company, other investment companies, securities lending, small-capitalization company, and value investing.

ING VAN KAMPEN GROWTH AND INCOME PORTFOLIO

Investment Objective: Long-term growth of capital and income.

Investment Adviser: Directed Services LLC

Sub-Adviser: Van Kampen

Main Investments: Invests primarily in what the sub-adviser believes to be income-producing equity securities, including common stocks and convertible securities; although investments are also made in nonconvertible preferred stocks and debt securities rated “investment-grade,” which are securities rated within the four highest grades assigned by S&P’s or by Moody’s. Although the portfolio may invest in companies of any size, the sub-adviser may focus on larger capitalization companies which it believes possess characteristics for improved valuation. May invest up to 15% of its total assets in REITs and up to 25% of its total assets in securities of foreign issuers. May purchase and sell certain derivative instruments, such as options, futures and options on futures. May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Call, convertible securities, debt securities, derivatives, equity securities, foreign investment, growth investing, liquidity, manager, market and company, market capitalization, mid-capitalization company, other investment companies, real estate investment trusts, securities lending, and small-capitalization company.

ING WELLS FARGO SMALL CAP DISCIPLINED PORTFOLIO

Investment Objective: Long-term capital appreciation.

Investment Adviser: Directed Services LLC

Sub-Adviser: Wells Capital Management, Inc.

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Description of the Investment Adviser, Sub-Adviser, Investment Objectives,  Main Investments and Risks of the Underlying Funds (continued) Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in the securities of small-capitalization companies (companies whose market capitalization is similar to that of companies in the Russell 2500TM Index at the time of purchase). May invest in any sector, and at times, the sub-adviser may emphasize one or more particular sectors. May also invest up to 25% of its total assets in foreign securities. May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Equity securities, foreign investment, liquidity, manager, market and company, market capitalization, other investment companies, sector, securities lending, small-capitalization company and value investing.

ING WISDOMTREESM GLOBAL HIGH-YIELDING EQUITY INDEX PORTFOLIO

Investment Objective: Investment returns that closely correspond to the price and yield performance of the WisdomTreeSM Global High-Yielding Equity Index.

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co.

Main Investments: Invests at least 95% of its net assets (plus borrowings for investment purposes) in equity securities of companies included in and derivatives (including futures) whose economic returns are, by design, closely equivalent to the returns of the WisdomTreeSM Global High-Yielding Equity Index. May also invest in shares of other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Concentration, derivatives, foreign investment, index strategy, interest rate, liquidity, non-correlation, other investment companies, portfolio turnover, and price volatility.

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More Information on Risks

Risk is the chance that you will lose money on an investment, or that it will not earn as much as you expect. Every mutual fund has some degree of risk depending on what it invests in and what strategies it uses. Here are some of the key risks you should know about before investing in the LifeStyle Portfolios:

Asset Allocation is No Guarantee Against Loss

Although asset allocation seeks to optimize returns given various levels of risk tolerance, you still may lose money and experience volatility. Market and asset class performance may differ in the future from the historical performance and the assumptions used to form the asset allocations for the LifeStyle Portfolios. Furthermore, ING Investments’ allocation of a Portfolio’s assets to certain asset classes and Underlying Funds may not anticipate market trends successfully. For example, weighting Underlying Funds that invest in common stocks too heavily during a stock market decline may result in a failure to preserve capital. Conversely, investing too heavily in Underlying Funds that invest in fixed-income securities during a period of stock market appreciation may result in lower total return. There is a risk that you could achieve better returns in an Underlying Fund or other mutual funds representing a single asset class than in each Portfolio.

Performance of the Underlying Funds Will Vary

The performance of the LifeStyle Portfolios depends upon the performances of the Underlying Funds, which are affected by changes in the economy and financial markets. The value of a Portfolio changes as the asset values of the Underlying Funds it holds go up or down. The value of your shares will fluctuate and may be worth more or less than the original cost. The timing of your investment may also affect your individual performance.

Temporary Defensive Positions

A Portfolio or an Underlying Fund may depart from its principal investment strategies by temporarily investing for defensive purposes when ING Investments or an investment adviser or sub-adviser of an Underlying Fund believes that adverse market, economic, political or other conditions may affect a Portfolio or Underlying Fund, respectively. Instead, the Portfolio or Underlying Fund may invest in securities believed to present less risk, such as cash items, government securities and short-term paper. While a Portfolio or an Underlying Fund invests defensively, it may not be able to pursue its investment objective. A Portfolio’s or Underlying Fund’s defensive investment position may not be effective in protecting its value.

Conflicts of Interest

In making decisions on the allocation of the assets of the LifeStyle Portfolios among the Underlying Funds, ING Investments is subject to several conflicts of interest because it serves as the investment adviser to the LifeStyle Portfolios, and it or an affiliate serves as investment adviser or sub-adviser to the Underlying Funds. These conflicts could arise because some Underlying Funds pay advisory fees that are higher than others, and some Underlying Funds have a sub-adviser that is affiliated with ING Investments, while others do not. ING Investments subsidizes the expenses of some of the Underlying Funds, but does not subsidize others. Further, ING Investments may believe that a redemption from an Underlying Fund will be harmful to that Underlying Fund or to ING Investments or an affiliate. The Adviser may believe that an Underlying Fund may benefit from additional assets to increase its size, to offset redemptions or for other reasons. Allocation assets to a newly-formed Underlying Fund may provide seed capital to that Underying Fund, which may obviate the need for the Adviser or an affiliate to provide seed capital. Therefore, ING Investments may have incentives to allocate and reallocate in a fashion that would advance its own interests or the interests of an Underlying Fund rather than a Portfolio.

The Adviser may also be subject to other conflicts of interest. The Adviser’s insurance company affiliates that issue the Variable Contracts bear investment risk for guarantees and benefits under those Variable Contracts and related riders. An insurer may suggest specifications for the risk/return characteristics of investment options offered under its Variable Contracts including the Portfolio, or may believe that the Portfolio’s selection and allocation to particular Underlying Funds could lesses the insurance company’s potential investment risk or make it easier for the insurance company to hedge its investment risk. While ING Investments uses and allocation committee and an investment process intended to produce allocation decisions that are in the best interest of the Portfolio and its shareholders, investors bear the risk that decisions may be influenced by this and other potential conflicts of interest.

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More Information on Risks (continued) ING Investments has informed the Trust’s Board of Trustees (“Board”) that its investment process may be influenced by an independent consulting firm, and that it has developed an investment process using an allocation committee to make sure that the LifeStyle Portfolios are managed in the best interest of shareholders of the LifeStyle Portfolios. Nonetheless, investors bear the risk that ING Investments’ allocation decisions may be affected by its conflicts of interest.

Risks Associated with an Investment in the Underlying Funds

Each Portfolio is also affected by other kinds of risks, depending on the types of securities held by or strategies used by the Underlying Funds, such as:

Asset Allocation Risk.  Certain of the Underlying Funds will allocate its investments between equity and fixed-income securities, and among various segments of the equity and fixed-income markets, based upon judgments made by the sub-adviser. An Underlying Fund that uses a market sector or asset allocation model could miss attractive investment opportunities by underweighting markets or sectors where there are significant returns, and could lose value by overweighting those where there are significant declines, or may not correctly predict the times to shift assets from one type of investment to another.

Asset-Backed Securities Risk.  Certain Underlying Funds may invest in asset-backed securities. The principal on asset-backed securities, like mortgage-related securities, may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and commercial mortgage-backed securities generally experience less prepayment than residential mortgage-related securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by an Underlying Fund will generally be at lower rates of return than the return on the assets which were prepaid. Certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection. An Underlying Fund’s investments in commercial mortgage-backed securities with several classes may be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit and prepayment risks. Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

Borrowing Risk.  An Underlying Fund may borrow for temporary emergency purposes, including to meet redemptions. Borrowing may exaggerate changes in the net asset value of an Underlying Fund’s shares and in the Underlying Fund’s return. Borrowing will cost the Underlying Fund interest expense and other fees. The cost of borrowing may reduce the Underlying Fund’s return.

Call Risk.  During periods of falling interest rates, a bond issuer may “call,” or repay, its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, an Underlying Fund would experience a decline in income.

Commodities Risk.  Certain Underlying Funds invest in commodities. Commodity prices fluctuate for several reasons, including changes in market and economic conditions, the impact of weather on demand, levels of domestic production and imported commodities, energy conservation, domestic and foreign governmental regulation and taxation and the availability of local, intrastate and interstate transportation systems. Volatility of commodity prices, which may lead to a reduction in production or supply, may also negatively impact the performance of companies in natural resources industries that are solely involved in the transportation, processing, storing, distribution or marketing of commodities. Volatility of commodity prices may also make it more difficult for companies in natural resources industries to raise capital to the extent the market perceives that their performance may be directly or indirectly tied to commodity prices.

Convertible Securities Risk.  Certain Underlying Funds may invest in convertible securities. The value of convertible securities may fall when interest rates rise and increase when interest rates fall. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. Their value also tends to change whenever the market value of the underlying common preferred stock fluctuates. An Underlying Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

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More Information on Risks (continued) Credit Risk.  The Underlying Fund could lose money if a bond issuer (debtor) fails to repay interest and principal in a timely manner or it goes bankrupt. This is especially true during periods of economic uncertainty or economic downturns. High-yield/high-risk bonds are especially subject to credit risk and are considered to be mostly speculative in nature.

Credit Derivatives Risk.  Certain Underlying Funds may enter into credit default swaps, both directly and indirectly in the form of a swap embedded within a structured note, to protect against the risk that a security will default. An Underlying Fund pays a fee to enter into the trade and receives a fixed payment during the life of the swap. If there is a credit event, an Underlying Fund either delivers the defaulted bond (if the Underlying Fund has taken the short position in the credit default swap note) or pays the par amount of the defaulted bond (if the Underlying Fund has taken the long position in the credit default swap note). Risks of credit default swaps include the cost of paying for credit protection if there are no credit events.

Currency Risk.  Underlying Funds that invest directly in foreign currencies or in securities denominated in or that trade in foreign (non-U.S.) currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls, or other political or economic developments in the United States or abroad. As a result, an Underlying Fund’s investments in foreign currency-denominated securities may reduce the value of an Underlying Fund’s assets.

Debt Securities Risk.  The value of debt securities may fall when interest rates rise. Debt securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter maturities. In addition, debt securities, such as bonds, involve credit risk as described above. The degree of credit risk depends on the issuer’s financial condition and on the terms of the bond. These securities are also subject to interest rate risk. This is the risk that the value of the security may fall when interest rates rise. In general, the market price of debt securities with longer maturities tends to be more volatile in response to changes in interest rates than the market price of shorter-term securities.

Depositary Receipts Risk.  Certain Underlying Funds may invest in depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Investments in depositary receipts involve risks similar to those accompanying direct investments in foreign securities.

Derivatives Risk.  Certain Underlying Funds may use futures, options, swaps and other derivative instruments to hedge or protect the Underlying Fund from adverse movements in the securities’ prices and interest rates or as an investment strategy to help attain the Underlying Fund’s investment objective. An Underlying Fund may also use a variety of currency hedging techniques, including foreign currency contracts, to attempt to hedge exchange rate risk or to gain exposure to a particular currency. An Underlying Fund’s use of derivatives could reduce returns, may not be liquid, and may not correlate precisely to the underlying securities or index. Derivative securities are subject to market risk, which could be significant for those derivatives that have a leveraging effect that could increase the volatility of an Underlying Fund and may reduce returns for the Underlying Fund. Derivatives are also subject to credit risks related to the counterparty’s ability to perform, and any deterioration in the counterparty’s creditworthiness could adversely affect the instrument. A risk of using derivatives is that the sub-adviser might imperfectly judge the market’s direction, which could render a hedging strategy ineffective or have an adverse effect on the value of the derivative.

Diversification Risk.  Each Portfolio may invest in Underlying Funds that are considered “non-diversified.” An Underlying Fund subject to diversification risk may be classified as a non-diversified investment company under the 1940 Act. This means that the Underlying Fund is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer. Declines in the value of that single company can significantly impact the value of the Underlying Fund. The investment of a large percentage of an Underlying Fund’s assets in the securities of a small number of issuers causes greater exposure to each of those issuers than for a more diversified fund, and may cause the Underlying Fund’s share price to fluctuate more than that of a diversified company.

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More Information on Risks (continued) Emerging Growth Risk.  An Underlying Fund’s performance is particularly sensitive to changes in the value of emerging growth companies. Investments in emerging growth companies may be subject to more abrupt or erratic market movements and may involve greater risks than investments in more established companies. A decline in the value of these types of securities may result in a decline in a an Underlying Fund’s net asset value and the value of your investment.

Emerging Markets Risk.  Emerging market countries are generally defined as countries in the initial stage of their industrialization cycles with low per capita income. Investment in emerging market countries presents risks to a greater degree than, and in addition to, those presented by investment in foreign issuers in general as these countries may be less politically and economically stable than other countries. A number of emerging market countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar from time to time, and devaluation may occur after investments in those currencies by an Underlying Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

It may be more difficult to buy and sell securities in emerging market countries as many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in emerging market countries that a future economic or political crisis could lead to: price controls; forced mergers of companies; expropriation or confiscatory taxation; seizure; nationalization; foreign exchange controls that restrict the transfer of currency from a given country; or creation of government monopolies.

Equity Securities Risk.  The Underlying Funds may invest in equity securities. Equity securities include common, preferred and convertible preferred stocks and securities with values that are tied to the price of the stocks, such as rights, warrants and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of an investment in equities. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. The value of equity securities purchased by an Underlying Fund could decline if the financial condition of the companies decline or if overall market and economic conditions deteriorate. Even investment in high quality or “blue chip” equity securities or securities of established companies with large market capitalizations (which generally have strong financial characteristics) can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be able to react less quickly to a change in the marketplace.

Extension Risk.  Slower than expected principal payments on a mortgage-backed or asset-backed security may extend such security’s life, thereby locking in a below-market interest rate, increasing the security’s duration and reducing the value of the security.

Foreign Investment Risk.  Certain Underlying Funds may invest in foreign securities. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates; unstable political, social, and economic conditions; possible security illiquidity; a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositories than those in the United States; less standardization of accounting standards and market regulations in certain foreign countries; foreign taxation issues; and varying foreign controls on investments. Foreign investments may also be affected by administrative difficulties, such as delays in clearing and settling transactions. In addition, securities of foreign companies may be denominated in foreign currencies and the costs of buying, selling, and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. To the extent an Underlying Fund invests in American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), and Global Depositary Receipts (“GDRs”) it is subject to risks of foreign investments, and it may not always track the price of the underlying foreign security. These factors make foreign investments more volatile and potentially less liquid than U.S. investments.

Geographic Focus Risk.  Concentrating investments in a limited number of countries, may increase the risk that economic, political and social conditions in those countries will have a significant impact on performance.

Growth Investing Risk.  Growth-oriented stocks typically sell at relatively high valuations as compared to other types of securities. Securities of growth companies may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth potential, they may be more volatile since such companies
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More Information on Risks (continued) usually invest a high portion of earnings in their business, and they may lack the dividends of value stocks that can cushion stock prices in a falling market. The market may not favor growth-oriented stocks or may not favor equities at all. In addition, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth. Historically, growth-oriented stocks have been more volatile than value-oriented stocks.

Headline Risk.  To take advantage of an attractive valuation, an Underlying Fund may invest in a company when a company becomes the center of controversy after receiving adverse media attention. The company may be involved in litigation, the company’s financial reports or corporate governance may be challenged, the company’s annual shareholder report may disclose a weakness in internal controls, investors may question the company’s published financial reports, greater government regulation may be contemplated, or other adverse events may threaten the company’s future. There is a risk that the company’s stock may never recover.

High-Yield, Lower-Grade Debt Securities Risk.  Certain Underlying Funds may invest in high-yield, lower-grade debt securities. High-yield debt securities (commonly referred to as “junk bonds”) generally present a greater credit risk that an issuer cannot make timely payment of interest or principal than an issuer of a higher-quality debt security, and typically have greater potential price volatility and principal and income risk. Changes in interest rates, the market’s perception of the issuers and the credit worthiness of the issuers may significantly affect the value of these bonds. High-yield bonds are not considered investment-grade, and are regarded as predominantly speculative with respect to the issuing company’s continuing ability to meet principal and interest payments. The secondary market in which high-yield securities are traded may be less liquid than the market for higher-grade bonds. It may be more difficult to value less liquid high-yield securities, and determination of their value may involve elements of judgment.

Income Risk.  An Underlying Fund’s income may fall due to falling interest rates. Income risk is generally the greatest for short-term bonds and the least for long-term bonds. Changes in interest rates will affect bond prices as well as bond income and the rate on which income and maturing instruments can be reinvested. The risk is typically greater for those Underlying Funds that invest in short-term debt securities.

Index Strategy Risk.  Certain Underlying Funds use an indexing strategy that does not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor stock performance. The correlation between an Underlying Fund and the index performance may be affected by the Underlying Fund’s expenses, and the timing of purchases and redemptions of the Underlying Fund’s shares.

Industry Focus Risk.  An Underlying Fund that invests more than 25% of its assets in an industry or group of industries may be adversely affected by developments affecting the industry or industries. Stocks of issuers in a particular industry may be affected by changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry more than others. The value of shares of such an Underlying Fund may fluctuate more than if it invested in a broader variety of industries.

Inflation-Index Bonds Risk.  Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Initial Public Offerings (“IPOs”) Risk.  IPOs may be more volatile than other securities. IPOs may have a magnified impact on an Underlying Fund during the start-up phase when the Underlying Fund’s asset base is relatively small. However, there is no assurance that the Underlying Fund will have access to profitable IPOs. As assets grow, the effect of IPOs on the Underlying Fund’s performance will not likely be as significant. Furthermore, stocks of newly-public companies may decline shortly after the IPO.

Interest Rate Risk.  The value of debt securities and short-term money market instruments generally tend to move in the opposite direction to interest rates. When interest rates are rising, the prices of debt securities tend to fall. When interest rates are falling, the prices of debt securities tend to rise. Bonds with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than bonds with shorter durations or money market instruments. Further, economic and market conditions may cause issuers to default or go bankrupt.

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More Information on Risks (continued) Investment by Funds-of-Funds Risk.  Each of the Underlying Funds’ shares may be purchased by other investment companies, including the LifeStyle Portfolios. In some cases, the Underlying Fund may experience large inflows or redemptions due to allocations or rebalancings by the LifeStyle Portfolios or other investment companies. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. The Adviser will monitor transactions by the LifeStyle Portfolios and will attempt to minimize any adverse effects on the Underlying Funds and the LifeStyle Portfolios as a result of these transactions. So long as an Underlying Fund accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.

Investment Models Risk.  The proprietary models used by an Underlying Fund’s sub-adviser to evaluate securities or securities markets are based on the sub-adviser’s understanding of the interplay of market factors and do not assure successful investment. The markets, or the price of individual securities, may be affected by the factors not foreseen in developing the models.

Investment Style Risk.  Securities with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. An Underlying Fund may outperform or underperform other portfolios that employ a different style. An Underlying Fund may also employ a combination of styles that impact its risk characteristics. Examples of different styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s earnings growth potential. Growth-oriented funds will typically underperform when value investing is in favor, and vice versa.

Issuer Concentration Risk.  Because an Underlying Fund may invest a relatively large percentage of its assets in a single issuer, an Underlying Fund’s performance may be particularly sensitive to changes in the value of securities of these issuers.

Leveraging Risk.  Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls. To mitigate leveraging risk, an Underlying Fund will segregate liquid assets on the books of the Underlying Fund or otherwise cover the transactions. The use of leverage may cause an Underlying Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases or decreases in the value of an Underlying Fund’s portfolio will be magnified when the Underlying Fund uses leverage. An Underlying Fund will also have to pay interest on its borrowings, reducing the Underlying Fund’s return. This interest expense may be greater than an Underlying Fund’s return on the underlying investment.

Liquidity Risk.  Although certain Underlying Funds expect to invest in debt securities issued, guaranteed or otherwise backed by the U.S. government or its agencies and instrumentalities, the Underlying Fund may make investments in securities that may become less liquid in response to market developments or adverse investor perceptions. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Underlying Fund may have to accept a lower price or may not be able to sell the security at all. An inability to sell a portfolio position can adversely affect the Underlying Fund’s value or prevent the Underlying Fund from being able to take advantage of other investment opportunities. Additionally, in order to meet redemption requests, the Underlying Fund may be forced to sell liquid securities at an unfavorable time and on unfavorable conditions causing a loss to the Underling Fund.

Manager Risk.  An Underlying Fund’s sub-adviser will apply investment techniques and risk analyses in making investment decisions for an Underlying Fund, but there can be no assurance that these will achieve an Underlying Fund’s objective. An Underlying Fund’s sub-adviser could do a poor job in executing an investment strategy. An Underlying Fund’s sub-adviser may use investment techniques or invest in securities that are not part of an Underlying Fund’s principal investment strategy. For example, if market conditions warrant, Underlying Funds that invest principally in equity securities may temporarily invest in U.S. government securities, high-quality corporate fixed-income securities, mortgage-related and asset-backed securities or money market instruments. Likewise, Underlying Funds that invest principally in small- to mid-sized companies may shift to preferred stocks and larger-capitalization stocks. These shifts may alter the risk/return characteristics of the Underlying Funds and cause them to miss investment opportunities. Individuals primarily responsible for managing the Underlying Fund may leave their firm or be replaced.

Many sub-advisers of equity funds employ styles that are characterized as “value” or “growth.” However, these terms can have different application by different managers. One sub-adviser’s value approach may be different from another, and one sub-adviser’s growth approach may be different from another. For example, some value managers employ a
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More Information on Risks (continued) style in which they seek to identify companies that they believe are valued at a more substantial or “deeper discount” to a company’s net worth than other value managers. Therefore, some funds that are characterized as growth or value can have greater volatility than other funds managed by other managers in a growth or value style.

Market and Company Risk.  The price of a security held by an Underlying Fund may fall due to changing economic, political or market conditions or disappointing earnings or losses. Stock prices in general may decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Further, even though the stock market is cyclical in nature, returns from a particular stock market segment in which an Underlying Fund invests may still trail returns from the overall stock market.

Market Capitalization Risk.  Stocks fall into three broad market capitalization categories — large, mid and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of small- or mid-capitalization companies, investors may migrate to the stocks of small- and mid-sized companies causing an Underlying Fund that invests in these companies to increase in value more rapidly than an Underlying Fund that invests in larger, fully-valued companies. Investing in small- and mid-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of small- and mid-capitalization companies may decline significantly in market downturns.

Market Trends Risk.  Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. For instance, from time to time, the stock market may not favor growth-oriented securities. Rather, the market could favor value-oriented securities or may not favor equity securities at all. Accordingly, the performance of an Underlying Fund may at times be better or worse than the performance of funds that focus on other types of stocks, or that have a broader investment style.

Maturity Risk.  Interest rate risk will affect the price of a fixed-income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed-income securities with longer maturities will therefore be more volatile than other fixed-income securities with shorter maturities. Conversely, fixed-income securities with shorter maturities will be less volatile but generally provide lower returns than fixed-income securities with longer maturities. The average maturity of an Underlying Fund’s fixed-income investments will affect the volatility of the Underlying Fund’s share price.

Mid-Capitalization Company Risk.  Investment in securities of mid-capitalization companies entails greater risks than investments in larger, more established companies. Mid-capitalization companies tend to have more narrow product lines, more limited financial resources, a more limited trading market for their stocks, and may be dependent on a few key managers, as compared with larger companies. As a result, their stock prices may decline significantly as market conditions change. Securities of mid-capitalization companies tend to be more volatile and less liquid than stocks of larger companies.

Mortgage-Related Securities Risk.  Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, an Underlying Fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of an Underlying Fund because the Underlying Fund will have to reinvest that money at the lower prevailing interest rates.

Natural Resources Risk.  Certain Underlying Funds invest in securities of companies involved in natural resources. These securities of may be subject to broad price fluctuations, reflecting volatility of energy and basic materials’ prices and possible instability of supply of various natural resources. In addition, some companies may be subject to the risks generally associated with extraction of natural resources, such as the risks of mining and oil drilling, and the risks of the hazards associated with natural resources, such as fire, drought, increased regulatory and environmental costs. The production and marketing of natural resources may be affected by action and changes in governments.

Non-Correlation Risk.  The performance of the Underlying Fund and the Index may vary somewhat for a variety of reasons. For example, the Underlying Fund incurs operating expenses and portfolio transaction costs not incurred by the Index. In addition, the Underlying Fund may not be fully invested in the securities of the Index at all times. The use of sampling techniques may affect the Underlying Fund’s ability to achieve close correlation with the Index.

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More Information on Risks (continued) Over-the-Counter Investment Risk.  Investing in securities traded on the over-the-counter (“OTC”) securities market can involve greater risk than is customarily associated with investing in securities traded on the New York or American Stock Exchanges since OTC securities are generally securities of companies that are smaller or newer than those listed on the New York or American Stock Exchanges. For example, these companies often have limited product lines, markets, or financial resources, may be dependent for management on one or a few key persons, and can be more susceptible to losses. Also, their securities may be thinly traded (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts, and may be subject to wider price swings and thus, may create a greater risk of loss than securities of larger capitalization or established companies.

Other Investment Companies Risk.  Certain Underlying Funds may invest in other investment companies to the extent permitted by the 1940 Act and the rules and regulations thereunder. These may include exchange-traded funds (“ETFs”) and Holding Company Depositary Receipts (“HOLDRs”), among others. ETFs are exchange-traded investment companies that are designed to provide investment results corresponding to an equity index and include, among others, Standard & Poor’s Depositary Receipts (“SPDRs”), PowerShares QQQTM (“QQQQ”), Dow Jones Industrial Average Tracking Stocks (“Diamonds”) and iShares exchange-traded funds (“iShares”). The main risk of investing in other investment companies (including ETFs and HOLDRs) is that the value of the underlying securities held by the investment company might decrease. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions. Because the Underlying Fund may invest in other investment companies, you will pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees) in addition to the expenses of the Underlying Fund. Additional risks of investments in ETFs include: (i) an active trading market for an ETF’s shares may not develop or be maintained; or (ii) trading may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts trading generally. Because HOLDRs concentrate in the stocks of a particular industry, trends in that industry may have a dramatic impact on their value.

To seek to achieve a return on uninvested cash or for other reasons, certain Underlying Funds may invest their assets in ING Institutional Prime Money Market Fund and/or one or more other money market funds advised by ING affiliates (“ING Money Market Funds”). An Underlying Fund’s purchase of shares of an ING Money Market Fund will result in the Underlying Fund paying a proportionate share of the expenses of the ING Money Market Fund. The Underlying Fund’s Adviser will waive its fee in an amount equal to the advisory fee received by the adviser of the ING Money Market Fund in which the Underlying Fund invests resulting from the Underlying Fund’s investment into the ING Money Market Fund.

Portfolio Turnover Risk.  Changes to the investments of an Underlying Fund may be made regardless of the length of time particular investments have been held. A high portfolio turnover rate generally involves greater expenses, including brokerage commissions and other transactional costs, which may have an adverse impact on performance. The portfolio turnover rate of an Underlying Fund will vary from year to year, as well as within a year.

Prepayment Risk.  The Underlying Fund may invest in mortgage-related securities, which can be paid off early if the borrowers on the underlying mortgages pay off their mortgages sooner than scheduled. If interest rates are falling, the Underlying Fund will be forced to reinvest this money at lower yields.

Price Volatility Risk.  The value of an Underlying Fund changes as the prices of its investments go up or down. Equity and debt securities face market, issuer, and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.

Real Estate Investment Trusts Risk.  Investment in REITs exposes an Underlying Fund to the risks similar to those associated with the direct ownership of real estate including terrorist attacks, war or other acts that destroy real property (in addition to securities market risks). Some REITs may invest in a limited number of properties, in a narrow geographic area, or in a single property type, which increases the risk that the Underlying Fund could be unfavorably affected by the poor performance of a single investment or investment type. These companies are also sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate
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More Information on Risks (continued) assets, supply and demand, and the management skill and creditworthiness of the issuer. Borrowers could default on or sell investments the REIT holds, which could reduce the cash flow needed to make distributions to investors. In addition, REITs may also be affected by tax and regulatory requirements in that a REIT may not qualify for preferential tax treatments or exemptions. REITs require specialized management and pay management expenses.

Restricted and Illiquid Securities Risk.  If a security is illiquid, an Underlying Fund might be unable to sell the security at a time when the Underlying Fund’s sub-adviser might wish to sell, and the security could have the effect of decreasing the overall level of the Underlying Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount an Underlying Fund could realize upon disposition. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets. This may also include Rule 144A securities which are restricted securities that can be resold to qualified institutional buyers but not to the general public. Rule 144A securities may have an active trading market, but carry the risk that the active trading market may not continue.

Risk Arbitrage Securities and Distressed Companies Risk.  Certain Underlying Funds, and in particular the ING Franklin Mutual Shares Portfolio, may invest in risk arbitrage securities and distressed companies. Risk arbitrage securities are securities of companies involved in restructurings (such as mergers, acquisitions, consolidations, liquidations, spinoffs, or tender or exchange offers) or that the Underlying Fund’s Sub-Adviser believes are cheap relative to an economically equivalent security of the same or another company. Distressed companies are companies that are, or are about to be, involved in reorganizations, financial restructurings or bankruptcy.

A merger or other restructuring, tender or exchange offer proposed at the time an Underlying Fund invests in risk arbitrage securities may not be completed on the terms or within the time frame contemplated, resulting in losses to the Underlying Fund. Debt obligations of distressed companies typically are unrated, lower-rated, in default or close to default. Also, securities of distressed companies are generally more likely to become worthless than the securities of more financially stable companies.

Sector Risk.  A sector is a group of selected industries, such as technology. An Underlying Fund may, at times, invest significant assets in securities of issuers in one or more sectors of the economy or stock market, such as technology. To the extent an Underlying Fund’s assets are concentrated in a single market sector, volatility in that sector will have a greater impact on the Underlying Fund than it would on an Underlying Fund that has securities representing a broader range of investments.

Securities Lending Risk.  An Underlying Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, an Underlying Fund may lose money and there may be a delay in recovering the loaned securities. An Underlying Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of instruments made with cash collateral. These events could trigger adverse tax consequences to the Underlying Fund. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Underlying Fund. When an Underlying Fund lends its securities, it is responsible for investing the cash collateral it receives from the borrower of the securities, and the Underlying Fund could incur losses in connection with the investment of such cash collateral.

Small-Capitalization Company Risk.  Investment in securities of small companies may entail greater risk than investments in larger, more established companies. Smaller companies may have limited product lines and market diversification or fewer financial resources, and may be dependent on a few key managers. Their securities may trade less frequently and in more limited volume than the securities of larger companies. Consequently, the prices of small company stocks tend to rise and fall in value more than other stocks, and/or may be less liquid. When selling a large quantity of a particular stock, an Underlying Fund may have to sell at a discount from quoted prices or may have to make a series of small sales over an extended period of time due to the more limited trading volume of smaller company stocks. Although investing in small companies offers potential for above-average returns, the companies may not succeed, and the value of stock shares could decline significantly. Securities of smaller companies tend to be more volatile and less liquid than stocks of larger companies. These companies are also likely to have more limited product lines, capital resources, management depth and their securities trade less frequently and more limited volumes than securities of larger companies.
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More Information on Risks (continued)

Sovereign Debt Risk.  Certain Underlying Funds may invest in sovereign debt securities. These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position relative to its economy, or its failure to put in place economic reforms required by the International Monetary Fund or other agencies. If a government entity defaults, it may ask for more time in which to pay, or for further loans. There is no legal process for collecting sovereign debts that a government does not pay, or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

Special Situations Risk.  Certain Underlying Funds may make special situation investments, which arise when an Underlying Fund believes that the securities of a particular company will appreciate in value within a reasonable period because of unique circumstances applicable to the company. Special situations often involve much greater risk than is inherent in ordinary investment securities. Investments in special situation companies may not appreciate and an Underlying Fund’s performance could suffer if the anticipated development in a “special situation” investment does not occur or does not have the anticipated result.

U.S. Government Securities and Obligations Risk.  Some U.S. government securities are backed by the full faith and credit of the U.S. government and are guaranteed as to both principal and interest by the U.S. Treasury. These include direct obligations such as U.S. Treasury notes, bills and bonds, as well as indirect obligations such as the Government National Mortgage Association (“GNMA”). Other U.S. government securities are not direct obligations of the U.S. Treasury, but rather are backed by the ability to borrow directly from the U.S. Treasury. Still others are supported solely by the credit of the agency or instrumentality itself and are neither guaranteed nor insured by the U.S. government. No assurance can be given that the U.S. government securities would provide financial support to such agencies if needed. U.S. government securities may be subject to varying degrees of credit risk and all U.S. government securities may be subject to price declines due to changing interest rates. Securities directly supported by the full faith and credit of the U.S. government have less credit risk.

Value Investing Risk.  Certain Underlying Funds invest in “value” stocks. A sub-adviser to an Underlying Fund may be wrong in its assessment of a company’s value and the stocks the Underlying Fund holds may not reach what the sub-adviser believes are their full values. A particular risk of an Underlying Fund’s value approach is that some holdings may not recover and provide the capital growth anticipated or a stock judged to be undervalued may actually be appropriately priced. Further, because the prices of value-oriented securities tend to correlate more closely with economic cycles than growth-oriented securities, they generally are more sensitive to changing economic conditions, such as changes in interest rates, corporate earnings, and industrial production. The market may not favor value-oriented stocks and may not favor equities at all. During those periods, the Underlying Fund’s relative performance may suffer.

When Issued and Delayed Delivery Securities and Forward Commitments Risk.  An Underlying Fund may purchase or sell securities that it is entitled to receive on a when issued basis. An Underlying Fund may also purchase or sell securities on a delayed delivery basis or through a forward commitment. When issued and delayed delivery securities and forward commitments involve the risk that the security an Underlying Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party will not meet its obligation. If this occurs, the Underlying Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Zero-Coupon Risk.  Zero-coupon and stripped securities are subject to greater fluctuations in price from interest rate changes than conventional interest-bearing securities. An Underlying Fund may have to pay out the imputed income on zero-coupon securities without receiving the actual cash currently. The values of interest-only and principal-only mortgage-related securities also are subject to prepayment risk and interest rate risk.

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Management and Other Service Providers

Management of the LifeStyle Portfolios

Adviser. ING Investments serves as the investment adviser to each of the LifeStyle Portfolios. ING Investments is registered with the SEC as an investment adviser. ING Investments is an indirect, wholly-owned subsidiary of ING Groep (NYSE: ING). ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services to over 75 million private, corporate and institutional clients in more than 50 countries. With a diverse workforce of about 125,000 people, ING comprises a broad spectrum of prominent companies that increasingly serve their clients under the ING brand. ING Investments became an investment management firm in April 1995. As of December 31, 2008, ING Investments managed approximately $35.7 billion in assets. ING Investments’ principal address is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.

ING Investments may engage one or more sub-advisers to provide the day-to-day management of the LifeStyle Portfolios. A sub-adviser may be an affiliate of ING Investments, or may be independent. ING Investments acts as a “manager-of-managers” for the LifeStyle Portfolios. ING Investments may delegate to the sub-adviser of the LifeStyle Portfolios the responsibility for investment management, subject to ING Investments’ oversight. ING Investments would be responsible for monitoring the investment program and performance of the sub-adviser of the LifeStyle Portfolios.

From time to time, ING Investments could also recommend the appointment of additional sub-advisers or replacement of non-affiliated sub-advisers to the LifeStyle Portfolios’ Board. It is not expected that ING Investments would normally recommend replacement of affiliated sub-advisers as part of its oversight responsibilities. The LifeStyle Portfolios and ING Investments have received exemptive relief from the SEC to permit ING Investments, with the approval of the LifeStyle Portfolios’ Board, to appoint additional non-affiliated sub-advisers or to replace an existing sub-adviser with a non-affiliated sub-adviser as well as change the terms of a contract with a non-affiliated sub-adviser, without submitting the contract to a vote of the LifeStyle Portfolios’ shareholders. The LifeStyle Portfolios would notify shareholders of any change in the identity of the sub-adviser of the LifeStyle Portfolios or the addition of a sub-adviser to the LifeStyle Portfolios. In this event, the name of a LifeStyle Portfolio and its principal investment strategies may also change.

ING Investments has full investment discretion and ultimate authority to make all determinations with respect to the investment of a LifeStyle Portfolio’s assets and the purchase and sale of portfolio securities for one or more LifeStyle Portfolios. For its investment management services provided to each LifeStyle Portfolio, ING Investments received a management fee equal to 0.14% of each LifeStyle Portfolio’s average daily net assets.

For information regarding the basis for the Board’s approval of the investment advisory relationship, please refer to the LifeStyle Portfolios’ annual shareholder report dated December 31, 2008.

Asset Allocation Committee.  An Asset Allocation Committee of ING Investments reviews the allocation of Portfolio assets. The members of the Asset Allocation Committee are: Williams A. Evans, Michael J. Roland and Paul Zemsky. The Asset Allocation Committee considers the quarterly and annual recommendations of Ibbotson Associates and ING IM, reviews their basis for arriving at these recommendations, and determines the asset allocations for the LifeStyle Portfolios. No member of the Asset Allocation Committee is solely responsible for making recommendations for portfolio purchases and sales or asset allocation recommendations. William A. Evans has been on the Asset Allocation Committee since May 2004. Michael J. Roland has been on the Asset Allocation Committee since April 2007. Paul Zemsky has been on the Asset Allocation Committee since December 31, 2007.

William A. Evans, CFA, Vice President, has been with ING since 2002. Prior to joining ING, Mr. Evans was a portfolio manager for high net worth and institutional clients for Fleet Investment Advisors.

Michael J. Roland has been Executive Vice President, ING Funds since 2002 and Executive Vice President, ING Investments, LLC, since 2001. Mr. Roland has been with ING since June of 1998 and has held various positions within ING relating to ING’s mutual funds administration.

Paul Zemsky is the head of ING’s Multi-Asset Strategies & Solutions Group. He joined ING Investment Management Co. in 2005 as Head of Derivative Strategies. Prior to joining ING, Mr. Zemsky held a number of key positions at J.P. Morgan Investment Management where he worked for 18 years.

The Statement of Additional Information (“SAI”) provides additional information about each Asset Allocation Committee member’s compensation, other accounts overseen by each Asset Allocation Committee member and each Asset Allocation Committee member’s ownership of securities in the LifeStyle Portfolios.

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Management and Other Service Providers (continued) Consultants

Information about Ibbotson Associates.

Ibbotson Associates, founded in 1977 by Professor Roger Ibbotson, is a leading authority on asset allocation and provides products and services to help investment professionals obtain, manage and retain assets. Ibbotson Associates provides extensive training, client education materials, asset allocation investment management services and software to help clients enhance their ability to deliver working solutions to their clients. With offices in Chicago, New York and Japan, Ibbotson Associates provides integrated investment knowledge, leading-edge technology, multi-conceptual education and a variety of sales presentation solutions. In the course of business over the past 25 years, Ibbotson Associates has built and maintained many strong relationships with companies, including brokerage firms, mutual fund companies, banks, insurance companies, individual planners, investment consultants, plan sponsors and investment managers.

Information about ING Investment Management Co.

ING IM is registered with the SEC as an investment adviser. ING IM began investment management in 1972 and serves as an investment adviser to other registered investment companies (or series thereof), as well as to privately managed accounts. As of December 31, 2008, ING IM managed approximately $54.3 billion in assets. The principal address of ING IM is 230 Park Avenue, New York, New York 10169.

Portfolio Distribution

ING Funds Distributor, LLC (“ING Funds Distributor” or “Distributor”) is the principal underwriter and distributor of the LifeStyle Portfolios. It is a Delaware limited liability company with its principal offices at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.

On December 29, 2006, an internal reorganization was undertaken in which the distribution functions for the ING Funds were transferred from DSI, to ING Funds Distributor. As a result of this transfer, ING Funds Distributor assumed all contractual obligations and became the sole distributor for the Portfolios.

ING Funds Distributor is a member of the Financial Industry Regulatory Authority (“FINRA”). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org or the Public Disclosure Hotline at 800-289-9999.

How ING Compensates Entities Offering Its Portfolios as Investment Options in their Insurance Products

ING mutual funds may be offered as investment options in Variable Contracts by affiliated and non-affiliated insurance companies. In addition to paying fees under the LifeStyle Portfolios’ Plan, the LifeStyle Portfolios’ Adviser or Distributor (collectively “ING”), out of its own resources and without additional cost to the Portfolios or their shareholders, may pay additional compensation to these insurance companies. The amount of the payment is based upon an annual percentage of the average net assets held in the LifeStyle Portfolios by those companies. The LifeStyle Portfolios’ Adviser and Distributor may make these payments for administrative, record keeping or other services that insurance companies provide to each LifeStyle Portfolios. These payments may also provide incentive for insurance companies to make the LifeStyle Portfolios available through the Variable Contracts issued by the insurance company, and thus they may promote the distribution of the shares of the LifeStyle Portfolios.

The distributing broker-dealer for the LifeStyle Portfolios is ING Funds Distributor. ING Funds Distributor has entered into such agreements with non-affiliated insurance companies. Fees payable under these arrangements are at annual rates that range from 0.15% to 0.25%. This is computed as a percentage of the average aggregate amount invested in the LifeStyle Portfolios by contract holders through the relevant insurance company’s Variable Contracts. As of the date of this Prospectus, the Adviser has entered into such arrangements with the following insurance companies: Zurich Kemper Life Insurance Company; Symetra Life Insurance Company; and First Fortis Life Insurance Company.

The Adviser also has entered into similar agreements with affiliated insurers, including, but not limited to: ING Life Insurance and Annuity Company; ReliaStar Life Insurance Company; ReliaStar Life of New York; Security Life of Denver; and ING USA Annuity and Life Insurance Co. ING uses a variety of financial and accounting techniques to allocate resources and profits across the organization. These methods may take the form of cash payments to affiliates. These methods do not impact the costs incurred when investing in one of the LifeStyle Portfolios. Additionally, if a Portfolio
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Management and Other Service Providers (continued) is not sub-advised or is sub-advised by an ING entity, ING may retain more revenue than on those LifeStyle Portfolios it must pay to have sub-advised by non-affiliated entities. Management personnel of ING may receive additional compensation if the overall amount of investments in LifeStyle Portfolios advised by ING meets certain target levels or increases over time.

The insurance companies through which investors hold shares of the LifeStyle Portfolios may also pay fees to third parties in connection with distribution of Variable Contracts and for services provided to contract owners. The LifeStyle Portfolios, the Adviser, and the Distributor are not a party to these arrangements. Investors should consult the prospectus and statement of additional information for their Variable Contracts for a discussion of these payments.

Ultimately, the agent or broker selling the Variable Contract to you could have a financial interest in selling you a particular product to increase the compensation they receive. Please make sure you read fully each prospectus and discuss any questions you have with your agent or broker.

Administrative Services

ING Funds Services, LLC (“ING Funds Services”), an affiliate of ING Investments, provides the LifeStyle Portfolios with certain administrative services. The administrative services performed by ING Funds Services include acting as a liaison among the various service providers to the LifeStyle Portfolios, including the custodian, portfolio accounting agent, and the insurance company or companies to which the LifeStyle Portfolios offer their shares. ING Funds Services is also responsible for ensuring that the LifeStyle Portfolios operate in compliance with applicable legal requirements and monitoring for compliance with requirements under applicable law and with the investment policies and restrictions of the LifeStyle Portfolios.

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Information for Investors

About Your Investment

The LifeStyle Portfolios are available to serve as investment options under Variable Contracts issued by insurance companies or Qualified Plans that may or may not be part of the ING Groep group of companies. You do not buy, sell or exchange shares of the LifeStyle Portfolios. You choose investment options through your Variable Contract or Qualified Plan.

The insurance company that issued your Variable Contract or plan sponsor in the case of a Qualified Plan is responsible for investing in the LifeStyle Portfolios according to the investment options you’ve chosen. You should consult the accompanying Variable Contract prospectus or Qualified Plan documents for additional information about how this works.

Interests of the Holders of Variable Contracts and Qualified Plans

Each Portfolio is available to serve as an investment option offered through Variable Contracts and as an investment option to Qualified Plans. The LifeStyle Portfolios also may be made available to certain investment advisers and their affiliates in connection with the creation or management of a Portfolio, certain other investment companies and other investors as permitted by the diversification and other requirements under Section 817(h) of the Internal Revenue Code of 1986, as amended and the Underlying Treasury Regulations. The LifeStyle Portfolios currently do not foresee any disadvantages to investors if a Portfolio serves as an investment option for Variable Contracts and offers its shares directly to Qualified Plans and other permitted investors. However, it is possible that the interests of owners of Variable Contracts, Qualified Plans and other permitted investors, for which a Portfolio serves as an investment option, might at some time be in conflict because of differences in tax treatment or other considerations. The Board directed ING Investments to monitor events to identify any material conflicts between Variable Contract owners, Qualified Plans and other permitted investors and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in the Portfolio might be required to redeem the investment of one or more of its separate accounts from the Portfolio or a Qualified Plan investment company or other permitted investor might be required to redeem its investment, which might force the Portfolio to sell securities at disadvantageous prices. The LifeStyle Portfolios may discontinue sales to a Qualified Plan and require plan participants with existing investments in the Portfolio to redeem those investments if the Plan loses (or in the opinion of ING Investments, is at risk of losing) its Qualified Plan status.

Net Asset Value

The net asset value (“NAV”) per share for each Portfolio is determined each business day as of the close of regular trading (“Market Close”) on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE). The LifeStyle Portfolios are open for business every day the NYSE is open. The NYSE is closed on all weekends and on all national holidays and Good Friday. Portfolio shares will not be priced on those days. The NAV per share for each Portfolio is calculated by taking the value of a Portfolio’s assets, subtracting that Portfolio’s liabilities, and dividing by the number of shares that are outstanding.

The NAVs of the LifeStyle Portfolios are based upon the NAVs of the Underlying Funds. In general, assets of the Underlying Funds are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments in securities maturing in 60 days or less are valued at amortized cost which, when combined with accrued interest, approximates market value. Securities prices may be obtained from automated pricing services. Shares of investment companies held by a Portfolio or Underlying Fund will generally be valued at the latest NAV reported by that company. The prospectuses for those investment companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Trading of foreign securities may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may occur on weekends or holidays when a Portfolio’s or Underlying Fund’s NAV is not calculated. As a result, the NAV of a Portfolio or an Underlying Fund may change on days when shareholders will not be able to purchase or redeem a Portfolio’s or Underlying Fund’s shares or when an investor will not be able to reallocate between investment options.

When market quotations are not available or are deemed unreliable, the sub-adviser to an Underlying Fund may use a fair value for the security that is determined in accordance with procedures adopted by an Underlying Fund’s Board. The types of securities for which such fair value pricing might be required include, but are not limited to:

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Information for Investors (continued)
  Foreign securities, where a foreign security whose value at the close of the foreign market on which such security principally trades, likely would have changed by the time of the close of the NYSE, or the closing value is otherwise deemed unreliable;
  Securities of an issuer that has entered into a restructuring;
  Securities whose trading has been halted or suspended;
  Fixed-income securities that have gone into default and for which there are no current market value quotations; and
  Securities that are restricted as to transfer or resale.

Each sub-adviser to the Underlying Funds may rely on the recommendation of a fair value pricing service approved by an Underlying Fund’s Board in valuing foreign securities. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The investment adviser makes such determinations in good faith in accordance with procedures adopted by an Underlying Fund’s board of directors or trustees. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that an Underlying Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which an Underlying Fund determine its NAV per share. Please refer to the prospectus for the Underlying Funds for an explanation of the circumstances under which each Underlying Fund will use fair pricing and the effect of fair pricing.

When an insurance company or Qualified Plan is buying shares of the LifeStyle Portfolios, it will pay the NAV that is next calculated after the order from the insurance company’s variable contract holder or Qualified Plan participant is received in proper form. When an insurance company or Qualified Plan is selling shares, it will normally receive the NAV that is next calculated after the order from the insurance company’s variable contract holder or Qualifed Plan participant is received in proper form. When the LifeStyle Portfolios purchase shares of the Underlying Funds, they will pay the NAV of the Underlying Fund that is next calculated after the fund receives its order in proper form.

Pricing of Portfolio Shares

Investments will be processed at the NAV next calculated after an order is received and accepted by a Portfolio or its designated agent. In order to receive a day’s price, your order must be received by the earlier of 4:00 p.m. Eastern time or Market Close. The LifeStyle Portfolios reserve the right to suspend the offering of shares, or to reject any specific purchase order. The LifeStyle Portfolios may suspend redemptions or postpone payments when the NYSE is closed or when trading is restricted for any reason or under emergency circumstances as determined by the SEC.

Purchase and Redemption of Shares

Purchases and redemptions of shares may be made only by separate accounts of insurance companies for the purpose of funding Variable Contracts, Qualified Plans, other investment companies or other permitted investors. The LifeStyle Portfolios may not be available as investment options in your Variable Contract, through your Qualified Plan or other investment company. Please refer to the prospectus for the appropriate insurance company separate account, investment company or your plan documents for information on how to direct investments in, or redemptions from an investment option corresponding to one of the LifeStyle Portfolios and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Trust’s behalf.

Frequent Trading – Market Timing

The LifeStyle Portfolios are intended for long-term investment and not as short-term trading vehicles. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers should not purchase shares of a Portfolio. Shares of the LifeStyle Portfolios are primarily sold through omnibus account arrangements with financial intermediaries, as investment options for the Variable Contracts issued by insurance companies, and as investment options for the Qualified Plans. Omnibus accounts generally do not identify customers’ trading activity on an individual basis. The LifeStyle Portfolios’ administrator has agreements which require such intermediaries to provide detailed account information, including trading history, upon request of the LifeStyle Portfolios.

The LifeStyle Portfolios rely on the financial intermediaries to monitor frequent, short-term trading within a LifeStyle Portfolio by their customers. You should review the materials provided to you by your financial intermediary, including, in the case of a Variable Contract, the prospectus that describes the contract, or in the case of a Qualified Plan, the
65

Information for Investors (continued) plan documentation, for its policies regarding frequent, short-term trading. With trading information received as a result of these agreements, a Portfolio may make a determination that certain trading activity would be harmful to the LifeStyle Portfolios and their shareholders, even if such activity is not strictly prohibited by the intermediaries’ excessive trading policy. As a result, a shareholder investing directly or indirectly in the LifeStyle Portfolios may have their trading privileges suspended without violating the stated excessive trading policy of the intermediary. The LifeStyle Portfolios reserve the right, in their sole discretion and without prior notice, to reject, restrict or refuse purchase orders, whether directly or by exchange, including purchase orders that have been accepted by a financial intermediary. The LifeStyle Portfolios seek assurances from financial intermediaries that they have procedures adequate to monitor and address frequent short-term trading. There is, however, no guarantee that the procedures of the financial intermediaries will be able to curtail frequent, short-term trading activity.

The LifeStyle Portfolios believe that market timing or frequent, short-term trading in any account, including a Variable Contract or Qualified Plan account, is not in the best interest of a Portfolio or its shareholders. Due to the disruptive nature of this activity, it can adversely impact the ability of ING Investments to invest assets in an orderly, long-term manner. Frequent trading can disrupt the management of the Portfolio and raise its expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; lost opportunity costs; and large asset swings that decrease the Portfolio’s ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on Portfolio performance.

The Underlying Funds that invest in foreign securities may present greater opportunities for market timers and thus be at a greater risk for excessive trading. If an event occurring after the close of a foreign market, but before the time an Underlying Fund computes its current NAV, causes a change in the price of the foreign security and such price is not reflected in the Underlying Fund’s current NAV, investors may attempt to take advantage of anticipated price movements in securities held by the Underlying Funds based on such pricing discrepancies. This is often referred to as “price arbitrage.” Such price arbitrage opportunities may also occur in Underlying Funds which do not invest in foreign securities. For example, if trading in a security held by a Underlying Fund is halted and does not resume prior to the time the Underlying Fund calculates its NAV, such “stale pricing” presents an opportunity for investors to take advantage of the pricing discrepancy. Similarily, Underlying Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be exposed to varying levels of pricing arbitrage. The Underlying Funds have adopted fair valuation policies and procedures intended to reduce the Underlying Funds’ exposure to price arbitrage, stale pricing and other potential pricing discrepancies, however, to the extent that an Underlying Fund’s NAV does not immediately reflect these changes in market conditions, short-term trading may dilute the value of Underlying Fund shares, which negatively affects long-term shareholders.

Although the policies and procedures known to the LifeStyle Portfolios that are followed by the financial intermediaries that use the LifeStyle Portfolios and the monitoring by the LifeStyle Portfolios are designed to discourage frequent, short-term trading, none of these measures can eliminate the possibility that frequent, short-term trading activity in the LifeStyle Portfolios will occur. Moreover, decisions about allowing trades in the LifeStyle Portfolios may be required. These decisions are inherently subjective, and will be made in a manner that is in the best interest of the LifeStyle Portfolios’ shareholders.

Portfolio Holdings Disclosure Policy

A description of the LifeStyle Portfolios’ policies and procedures with respect to the disclosure of each Portfolios’ portfolio securities is available in the SAI. Each Portfolio posts its portfolio holdings schedule on its website on a month-end basis and makes it available 10 days after the end of the previous calendar month (i.e., release June 30 date on July 11). The portfolio holdings schedule is as of the last day of the calendar month. A Portfolio may also post its complete or partial holdings on its website as of a specified date. Each LifeStyle Portfolio’s portfolio holdings schedule will, at a minimum, remain available on the LifeStyle Portfolios’ website until the next calendar month or until the LifeStyle Portfolios file a Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the website information is current. The LifeStyle Portfolios’ website is located at www.ingfunds.com.

Additional Information about the LifeStyle Portfolios

The SAI is made a part of this Prospectus. It identifies investment restrictions and provides more detailed risk descriptions and other information that may be helpful to you in your decision to invest. You may obtain a copy without charge by calling the Trust at (800)366-0066, or downloading it from the SEC’s website at http://www.sec.gov.

66

Information for Investors (continued) Percentage and Rating Limitation

Unless otherwise stated, the percentage limitations, ratings limitations on debt securities, or capitalization criteria on equity securities that are in this Prospectus and each Underlying Fund’s prospectus apply at the time of purchase.

A Word About Portfolio Diversity

Each Underlying Fund in this Prospectus, unless specifically noted under the Underlying Fund’s principal investment strategy, are diversified, as defined in the 1940 Act. A diversified portfolio may not, as to 75% of its total assets, invest more than 5% of its total assets in any one issuer and may not purchase more than 10% of the outstanding voting securities of any one issuer (other than U.S. government securities).

Taxes and Distributions

Each Portfolio intends to qualify as a regulated investment company for federal income tax purposes by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”). As qualified regulated investment companies, the LifeStyle Portfolios are generally not subject to federal income tax on their ordinary income and net realized capital gain that is distributed. It is each Portfolio’s intention to distribute all such income and gains.

Each Portfolio also intends to comply with the diversification requirements of Section 817(h) of the Code for Variable Contracts so that owners of these contracts should not be subject to federal tax on distributions of dividends and income from a Portfolio to the insurance company’s separate accounts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a Portfolio and you. Please refer to the SAI for more information about the tax status of the LifeStyle Portfolios.

THE TAX STATUS OF YOUR INVESTMENT IN A PORTFOLIO DEPENDS UPON THE FEATURES OF YOUR VARIABLE CONTRACT. FOR FURTHER INFORMATION, PLEASE REFER TO THE PROSPECTUS FOR THE VARIABLE CONTRACT.

Reports to Shareholders

The fiscal year of each Portfolio ends on December 31. Each Portfolio will send financial statements to its shareholders at least semi-annually. An annual shareholder report containing financial statements audited by the registered public accounting firm will be sent to shareholders each year.

67

Financial Highlights

The following financial highlights are intended to help you understand each of the Portfolio’s Class I shares’ financial performance for the past 5 years or, if shorter, for the period of the Class’s operations. Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The financial information has been derived from the Portfolios’ financial statements, which have been audited by KPMG LLP, an independent registered public accounting firm, whose report, along with the LifeStyle Portfolios’ financial statements, are included in the annual shareholder report, which is available upon request.

68

Financial Highlights (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations			Less distributions						Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses, net of fee waivers and/or recoupments, if any(2)(3)(4)	Expenses, net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)(4)	Net assets, end of year or period	Portfolio turnover rate
Year or Period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
ING LifeStyle Conservative Portfolio
Class I
12-31-08	9.93	0.39•	(2.31)	(1.92)	0.00*	0.00*	—	0.00*	8.01	(19.33)	0.48	0.16	0.16	4.25	1	68
10-31-07(5) - 12-31-07	10.00	0.08	(0.15)	(0.07)	—	—	—	—	9.93	(0.70)	35.49	0.14	0.14	5.01	1	3
ING LifeStyle Moderate Portfolio
Class I
12-31-08	12.60	0.39•	(3.52)	(3.13)	0.24	0.39	—	0.63	8.84	(25.83)	0.17	0.16	0.16	3.65	10,898	70
12-31-07	12.38	0.31•	0.34	0.65	0.20	0.23	—	0.43	12.60	5.26	0.16	0.14	0.14	2.47	4,926	47
04-28-06(5) - 12-31-06	11.93	0.23•	0.52	0.75	0.12	0.18	—	0.30	12.38	6.36	0.16	0.14	0.14	2.77	1,460	19
ING LifeStyle Moderate Growth Portfolio
Class I
12-31-08	12.98	0.29•	(4.20)	(3.91)	0.24	0.53	—	0.77	8.30	(31.47)	0.17	0.16	0.16	2.65	16,019	74
12-31-07	12.83	0.24•	0.39	0.63	0.18	0.30	—	0.48	12.98	4.86	0.16	0.14	0.14	1.86	17,903	37
04-28-06(5) - 12-31-06	12.30	0.21•	0.63	0.84	0.11	0.20	—	0.31	12.83	7.03	0.16	0.14	0.14	2.68	6,164	20
ING LifeStyle Growth Portfolio
Class I
12-31-08	13.57	0.22•	(4.94)	(4.72)	0.22	0.66	—	0.88	7.97	(36.55)	0.17	0.16	0.16	2.02	24,913	83
12-31-07	13.48	0.16•	0.42	0.58	0.15	0.34	—	0.49	13.57	4.15	0.16	0.14	0.14	1.16	38,624	37
04-28-06(5) - 12-31-06	12.92	0.11•	0.75	0.86	0.06	0.24	—	0.30	13.48	6.94	0.16	0.14	0.14	1.31	16,877	21
ING LifeStyle Aggressive Growth Portfolio
Class I
12-31-08	14.01	0.15•	(5.56)	(5.41)	0.23	1.17	—	1.40	7.20	(41.68)	0.17	0.16	0.16	1.44	10,499	90
12-31-07	14.11	0.08•	0.44	0.52	0.10	0.52	—	0.62	14.01	3.52	0.16	0.14	0.14	0.53	15,344	35
04-28-06(5) - 12-31-06	13.43	0.03•	0.97	1.00	0.02	0.30	—	0.32	14.11	7.71	0.16	0.14	0.14	0.35	6,928	24

See Accompanying Notes to Financial Highlights
69

Accompanying Notes to Financial Highlights

(1)	Total return is calculated assuming reinvestment of dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for less than one year is not annualized.
(2)	Annualized for periods less than one year.
(3)	Expense ratios reflect operating expenses of a Portfolio. Expenses before reductions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage commission recapture arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor but prior to reductions from brokerage commission recapture arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.
(4)	Expense ratios do not include expenses of Underlying Funds and do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.
(5)	Commencement of operations.
•	Calculated using average number of shares outstanding throughout the period.
*	Amount is less than $0.005.
See Accompanying Notes to Financial Highlights
70

To Obtain More Information

A Statement of Additional Information, dated May 1, 2009, has been filed with the SEC, and is made a part of this Prospectus by reference.

Additional information about the LifeStyle Portfolios’ investments is available in the LifeStyle Portfolios’ annual and semi-annual shareholder reports. In the annual shareholder report, you will find a discussion of the market conditions and investment strategies that significantly affected the LifeStyle Portfolios’ performance during their last fiscal year and the independent registered public accounting firm’s report.

To obtain free copies of the LifeStyle Portfolios’ annual and semi-annual shareholder reports and the LifeStyle Portfolios’ Statement of Additional Information or to make inquiries about the LifeStyle Portfolios, please write to the Trust at 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85238-2034, call (800)366-0066, or visit our website at www.ingfunds.com.

Information about the ING Investors Trust can be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Reports and other information about the ING Investors Trust are available on the EDGAR Database on the SEC’s Internet Site at http://www.sec.gov. You may obtain copies of information for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E. Washington, D.C. 20549-0102.

05/01/09	SEC File No. 811-05629

ING INVESTORS TRUST

Prospectus
May 1, 2009
Service Class

This Prospectus is designed to help you make informed decisions about investments in the ING LifeStyle Portfolios listed below (each a “Portfolio” and collectively, the “LifeStyle Portfolios”). Each Portfolio seeks to achieve its investment objective by investing in other ING mutual funds (“Underlying Funds”) and uses asset allocation strategies to determine how much to invest in the Underlying Funds.

Consult with your investment professional to determine which Portfolio may be suited to your financial needs, investment time horizon and risk comfort level. You should periodically review these factors to determine if you need to change your investment strategy.

ING LifeStyle Conservative Portfolio

ING LifeStyle Moderate Portfolio

ING LifeStyle Moderate Growth Portfolio

ING LifeStyle Growth Portfolio

ING LifeStyle Aggressive Growth Portfolio

NOT ALL LIFESTYLE PORTFOLIOS MAY BE AVAILABLE IN ALL JURISDICTIONS, UNDER ALL VARIABLE CONTRACTS OR UNDER ALL PLANS

This Prospectus contains important information about investing in the Service Class shares of the LifeStyle Portfolios. You should read it carefully before you invest, and keep it for future reference. Please note that your investment: is not a bank deposit; is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”), the Federal Reserve Board or any other government agency; and is affected by market fluctuations. There is no guarantee that the LifeStyle Portfolios will achieve their respective investment objective.

As with all mutual funds, the U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities nor has the SEC judged whether the information in this Prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.

You should read this Prospectus in conjunction with the prospectus for the separate account before investing or sending any money. Both prospectuses should be read carefully and retained for future reference. You should read the complete description of the LifeStyle Portfolios in this Prospectus and be aware that any time you invest, there is a risk of loss of money.

1

Introduction

ING Investors Trust

Each Portfolio is a series of ING Investors Trust (“Trust”). The Trust is an open-end management investment company authorized to issue multiple series and classes of shares, each with different investment objectives, policies and restrictions. The Trust offers other portfolios that are not offered in this prospectus (“Prospectus”).

An Introduction to the LifeStyle Portfolios

The LifeStyle Portfolios are designed to meet the needs of investors who prefer a single diversified investment that has an investment objective that is consistent with their risk tolerance and the anticipated length of time until they will need access to their funds. Depending on the Portfolio you choose, your investment will be subject to varying degrees of potential investment risks and rewards.

The LifeStyle Portfolios invest primarily in a universe of Underlying Funds that, in turn, invest directly in a wide range of portfolio securities (like stocks and bonds). Although an investor may achieve the same level of diversification by investing directly in a variety of the Underlying Funds, each Portfolio provides investors with a means to simplify their investment decisions by investing in a single diversified portfolio. For more information about the Underlying Funds, please see “More Information on Investment Strategies – Investment Objectives, Main Investments and Risks of the Underlying Funds” sections later in this Prospectus.

Shares of the LifeStyle Portfolios are offered to separate asset accounts (“Separate Accounts”) of insurance companies as investment options under variable annuity contracts and variable life insurance policies (“Variable Contracts”). Shares may also be offered to qualified pension and retirement plans (“Qualified Plans”) outside the Variable Contracts and to certain investment advisers and their affiliates in connection with the creation or management of a Portfolio.

This Prospectus explains the investment objective, principal investment strategies and risks of each of the LifeSyle Portfolios. Reading the Prospectus will help you to decide whether a Portfolio is the right investment for you. You should keep this Prospectus for future reference.

Classes of Shares

Each Portfolio’s shares are classified into Adviser Class (“ADV Class”), Institutional Class (“Class I”), Service Class (“Class S”), and Service 2 Class shares. The four classes of shares of each Portfolio are identical except for different expenses, certain related rights and certain shareholder services. All classes of each Portfolio have a common investment objective and investment portfolio. Only the Class S shares are offered in this Prospectus.

An Introduction to the Asset Allocation Process

ING Investments, LLC (“ING Investments”) is the investment adviser of each Portfolio. ING Investments is an indirect, wholly-owned subsidiary of ING Groep, N.V. (“ING Groep”)(NYSE: ING“).

The LifeStyle Portfolios invest in a combination of Underlying Funds managed by Directed Services LLC and ING Investments, each of which is an indirect subsidiary of ING Groep.

ING Investments uses an asset allocation process to determine each Portfolio’s investment mix. This asset allocation process can be described in two stages:

1.	In the first stage, the mix of asset classes, i.e. stocks and fixed-income securities of various types, that is likely to produce the best return for the target level of volatility or risk underlying each Portfolio, is estimated. These estimates are made with reference to an investment model that incorporates historical returns, standard deviations and correlation coefficients of asset classes as well as other financial variables. The mixes of asset classes arrived at for each LifeStyle Portfolios is called the Asset Allocation Model.
2.	In the second stage, the historical returns of each Underlying Fund are examined to estimate the mix of asset classes that best fits the pattern of those returns, the closeness of the fit and any incremental Underlying Fund returns over those which this mix would have achieved based on standard asset class benchmarks. Possible combinations of Underlying Funds are then tested for closeness of fit to the Asset Allocation Model and incremental return. For each Portfolio, the combination of Underlying Funds that seems to provide the most favorable trade-off between closeness of fit and incremental return is estimated.
2

Introduction (continued)
Adjustments are made to avoid a large number of small positions in the Underlying Funds and to ensure that the combination of Underlying Funds in any Portfolio does not seem inconsistent with the combination in any other Portfolio. The final combinations of Underlying Funds arrived at for the Portfolios are called the target allocations.

The LifeStyle Portfolios will invest new assets and reinvested dividends based on the target allocations. Each Portfolio may be rebalanced periodically to return to target allocation and inflows and outflows may be managed to attain the target allocations. These allocations, however, are targets and each Portfolio’s allocations could change substantially as the Underlying Funds’ asset values change due to market movements and portfolio management decisions. Periodically, each Portfolio’s target allocation strategy will be re-evaluated, and each Portfolio will be rebalanced to reflect changes. Purchases, redemptions and reinvested income will be allocated in accordance with these targets. Underlying Funds may be added or subtracted from the targeted mix of Underlying Funds.

Consultants

The LifeStyle Portfolios also have consultants, (each a ”Consultant“ and collectively the ”Consultants“) to assist in the asset allocation process.

Ibbotson Associates, has been engaged to act as a consultant to ING Investments. Ibbotson Associates, an asset allocation consulting firm, will perform asset allocation analysis and other related work. ING Investments retains sole authority over the allocation of each Portfolio’s assets and the selection of the particular Underlying Funds in which a Portfolio will invest. ING Investments has accordingly established an Asset Allocation Committee to review Ibbotson Associates’ analyses and determine the asset allocation for each Portfolio.

ING Investment Management Co. (”ING IM“) has also been engaged to act as a consultant to ING Investments. ING IM will perform tactical asset allocation analysis for ING Investments. Both ING IM and ING Investments are indirect, wholly-owned subsidiaries of ING Groep. ING Investments retains sole authority over the allocation of each Portfolio’s assets and the selection of the particular Underlying Funds in which a Portfolio will invest. The Asset Allocation Committee will review ING IM’s analyses and determine the asset allocation for each Portfolio.

3

Description of the Portfolios

LifeStyle Portfolios at a Glance

The following table summarizes the investment objective, main investments, asset allocation targets and main risks of each Portfolio, and is intended to help you make comparisons among the LifeStyle Portfolios. As with all mutual funds, there can be no assurance that the LifeStyle Portfolios will achieve their investment objectives, and the actual allocation of their investment portfolios may deviate, within acceptable ranges, from the percentage allocations set out below. This table is only a summary. You should read the complete descriptions of each Portfolio’s investment objective, principal investment strategies and risks, which begin on page 6.

	ING LifeStyle Conservative Portfolio	ING LifeStyle Moderate Portfolio	ING LifeStyle Moderate Growth Portfolio
Adviser	ING Investments, LLC	ING Investments, LLC	ING Investments, LLC
Investment Profile	Your focus is on keeping pace with inflation. Income and capital appreciation desired.	Your focus is on keeping pace with inflation. Income and capital appreciation desired.	You want the opportunity for long-term moderate growth.
Shorter Investment Horizon ←———————————————→ Longer Investment Horizon
Investment Objective	Growth of capital and current income.	Growth of capital and current income.	Growth of capital and a low to moderate level of current income.
	ING LifeStyle Conservative Portfolio		ING LifeStyle Moderate Portfolio		ING LifeStyle Moderate Growth Portfolio
Target Asset Class Mix (as of May 1, 2009)(1)	Equity Securities	30%	Equity Securities	50%	Equity Securities	65%
	Fixed-Income Securities	70%	Fixed-Income Securities	50%	Fixed-Income Securities	35%
Lower Risk ←———————————————→ Higher Risk
Main Risks
The LifeStyle Portfolios are exposed to the same risks as the Underlying Funds in direct proportion to the allocation of assets among Underlying Funds. An investor may lose money in each Portfolio.	Credit, Debt Securities, Emerging Markets, Equity Securities, Foreign Investment, Growth Investing, High-Yield, Lower-Grade Debt Securities, Inflation-Index Bonds, Interest Rate, Market Capitalization, Market and Company, Mid-Capitalization Company, Other Investment Companies, Price Volatility, Small-Capitalization Company, Real Estate Investments Trust, U.S. Government Securities and Obligations and Value Investing ..	Credit, Debt Securities, Emerging Markets, Equity Securities, Foreign Investment, High-Yield, Lower-Grade Debt Securities, Inflation-Index Bonds, Interest Rate, Market and Company, Mid-Capitalization Company, Other Investment Companies, Price Volatility, Real Estate Investment Trusts, Small-Capitalization Company and U.S. Government Securities and Obligations.	Credit, Debt Securities, Emerging Markets, Equity Securities, Foreign Investment, High-Yield, Lower-Grade Debt Securities, Interest Rate, Market and Company, Mid-Capitalization Company, Other Investment Companies, Price Volatility, Real Estate Investment Trusts, Small-Capitalization Company and U.S. Government Securities and Obligations.
(1)	Although the LifeStyle Portfolios expect to be fully invested at all times, they may maintain liquidity reserves to meet redemption requests.

4

Description of the Portfolios (continued)
	ING LifeStyle Growth Portfolio	ING LifeStyle Aggressive Growth Portfolio
Adviser	ING Investments, LLC	ING Investments, LLC
Investment Profile	You seek an investment geared for growth and can tolerate short-term market-swings.	You are an aggressive investor and are willing to accept above average risk.
Shorter Investment Horizon ←———————————————→ Longer Investment Horizon
Investment Objective	Growth of capital and some current income.	Growth of capital.
	ING LifeStyle Growth Portfolio		ING LifeStyle Aggressive Growth Portfolio
Target Asset Class Mix (as of May 1, 2009)(1)	Equity Securities	75%	Equity Securities	100%
	Fixed-Income Securities	25%
Lower Risk ←———————————————→ Higher Risk
Main Risks
The LifeStyle Portfolios are exposed to the same risks as the Underlying Funds in direct proportion to the allocation of assets among Underlying Funds. An investor may lose money in each Portfolio.	Credit, Debt Securities, Emerging Markets, Equity Securities, Foreign Investment, Interest Rate, Market and Company, Mid-Capitalization Company, Other Investment Companies, Price Volatility, Real Estate Investment Trusts, Small-Capitalization Company and U.S. Government Securities and Obligations.	Emerging Markets, Equity Securities, Foreign Investment, Market and Company, Mid-Capitalization Company, Other Investment Companies, Price Volatility, Real Estate Investment Trusts, and Small-Capitalization Company Risk.
(1)	Although the LifeStyle Portfolios expect to be fully invested at all times, they may maintain liquidity reserves to meet redemption requests.
5

Description of the Portfolios (continued)

Adviser ING Investments, LLC
ING LifeStyle Conservative Portfolio

Investment Objective

Growth of capital and current income. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

The Portfolio invests in a combination of Underlying Funds according to a fixed formula that over time should reflect an allocation of approximately 30% in equity securities and 70% in fixed-income securities and cash. As these are target investment allocations, the actual allocations of the Portfolio’s assets may deviate from the stated percentages.

Equity securities in which the Underlying Funds invest include, but are not limited to, domestic and international large-, mid-, and small-capitalization stocks (may be growth oriented, value oriented or a blend); emerging market securities, domestic real estate stocks, including real estate investment trusts; and commodities/alternatives securities.

Fixed-income securities in which the Underlying Funds invest include, but are not limited to domestic and international intermediate-, long- and short-term bonds; high-yield bonds, emerging markets bonds and treasury inflation protected securities.

In the future the Portfolio may also allocate to passively managed funds such as Index Funds.

The Portfolio may also allocate in the future to the following asset classes: floating rate loans, absolute return strategies, international fixed-income and natural resources/equity-based commodities. There can be no assurance that these allocations will occur. The Portfolio may be rebalanced periodically to return to the Target Allocation and inflows and outflows may be managed to attain the Target Allocation. The Target Allocation may be changed as described under “Introduction - An Introduction to the Asset Allocation Process.”

ING Investments may change the Portfolio’s asset allocations, investments in particular Underlying Funds (including any Underlying Funds organized in the future), target allocations or other investment policies without prior approval of shareholders as it determines necessary to pursue stated investment objectives.

Principal Risks

You could lose money on an investment in the Portfolio. Although asset allocation seeks to optimize returns given various levels of risk tolerance, you still may lose money and experience volatility. Market and asset class performance may differ in the future from the historical performance and the assumptions used to form the asset allocations for the Portfolio. There is a risk that you could achieve better returns in an Underlying Fund or other mutual funds representing a single asset class than in the Portfolio or in a different LifeStyle Portfolio reflecting a different degree of risk tolerance.

The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The principal investment strategies may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Credit Risk
Debt Securities Risk
Emerging Markets Risk
Equity Securities Risk
Foreign Investment Risk
Growth Investing Risk
High-Yield, Lower-Grade Debt Securities
Inflation-Index Bonds Risk
Interest Rate Risk
Market Capitalization Risk
Market and Company Risk
Mid-Capitalization Company Risk
Other Investment Companies Risk
6

Description of the Portfolios (continued) Price Volatility Risk
Small-Capitalization Company Risk
Real Estate Investments Trusts Risk
U.S. Government Securities and Obligations Risk
Value Investing Risk

There may be other risks that are not listed that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated investment objective. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

If you would like additional information regarding the Portfolio’s investment strategies and risks or the Underlying Funds’ investment strategies and risks, please refer to “Additional Information on Investment Strategies,” “Description of the Investment Adviser, Sub-Adviser, Investment Objectives, Main Investments and Risks of the Underlying Funds”, and “More Information on Risks” sections later in this Prospectus.

Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the changes in the Portfolio’s performance for the first full calendar year of operations, and the table compares the Portfolio’s performance to the performance of two broad measures of market performance and a composite index for the same period. The Portfolio’s past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing the Portfolio’s Class S shares’ performance for the first full calendar year of operations.

Year-by-Year Total Return(1)
(For the period ended December 31)

Best and Worst Quarterly Returns during this Period:

Best:	2nd Quarter	2008:	(0.93)%
Worst:	4th Quarter	2008:	(9.72)%
7

Description of the Portfolios (continued)

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio’s Class S shares’ performance to those of two broad measures of market performance – the Russell 3000® Index, the Barclays Capital U.S. Aggregate Bond (“BCAB”) Index (formerly, the Lehman Brothers® U.S. Aggregate Bond Index) and a composite index – consisting of 30% Russell 3000® Index/70% BCAB Index. The Russell 3000® Index is a broad-based, market capitalization weighted index that represents approximately 98% of the investable U.S. equity market. The BCAB Index is an unmanaged index of investment-grade, fixed-rate, debt issues, including corporate, government, mortgage-backed and asset-backed securities with maturities of at least one year. The indices do not reflect fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in the indices.

Average Annual Total Returns(1) (For the periods ended December 31, 2008)
	1 Year	5 Years (or Life of Class)	10 Years
Class S Return	(19.45)%	(17.45)%(1)	N/A
Russell 3000® Index	(37.31)%	(35.91)%(2)	N/A
BCAB Index	5.24%	6.34%(2)	N/A
30% Russell 3000® Index/ 70% BCAB	(19.13)%	(18.18)%(2)	N/A
(1)	Class S shares commenced operations on October 31, 2007.
(2)	The index returns are for the period beginning November 1, 2007.
8

Description of the Portfolios (continued)

Adviser ING Investments, LLC

ING LifeStyle Moderate Portfolio

Investment Objective

Growth of capital and current income. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

The Portfolio invests in a combination of Underlying Funds according to a fixed formula that over time should reflect an allocation of approximately 50% in equity securities and 50% in fixed-income securities and cash. As these are target investment allocations, the actual allocations of the Portfolio’s assets may deviate from the stated percentages.

Equity securities in which the Underlying Funds invest include, but are not limited to, domestic and international large-, mid-, and small-capitalization stocks (may be growth oriented, value oriented or a blend); emerging market securities, domestic real estate stocks, including real estate investment trusts; and commodities/alternatives securities.

Fixed-income securities in which the Underlying Funds invest include, but are not limited to domestic and international intermediate-, long- and short-term bonds; high-yield bonds, emerging markets bonds and treasury inflation protected securities.

The Portfolio may also allocate in the future to the following asset classes: floating rate loans, absolute return strategies, international fixed-income and natural resources/equity-based commodities. There can be no assurance that these allocations will occur. The Portfolio may be rebalanced periodically to return to the Target Allocation and inflows and outflows may be managed to attain the Target Allocation. The Target Allocation may be changed as described under “Introduction - An Introduction to the Asset Allocation Process.”

ING Investments may change the Portfolio’s asset allocations, investments in particular Underlying Funds (including any Underlying Funds organized in the future), target allocations or other investment policies without prior approval of shareholders as it determines necessary to pursue stated investment objectives.

Principal Risks

You could lose money on an investment in the Portfolio. Although asset allocation seeks to optimize returns given various levels of risk tolerance, you still may lose money and experience volatility. Market and asset class performance may differ in the future from the historical performance and the assumptions used to form the asset allocations for the Portfolio. There is a risk that you could achieve better returns in an Underlying Fund or other mutual funds representing a single asset class than in the Portfolio.

The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The principal investment strategies may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Credit Risk
Debt Securities Risk
Emerging Markets Risk
Equity Securities Risk
Foreign Investment Risk
High-Yield, Lower-Grade Debt Securities Risk
Inflation-Index Bond Risk
Interest Rate Risk
Market and Company Risk
Mid-Capitalization Company Risk
Other Investment Company Risk
Price Volatility Risk
Real Estate Investment Trusts Risk
Small-Capitalization Company Risk
U.S. Government Securities and Obligations Risk

9

Description of the Portfolios (continued) There may be other risks that are not listed that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated investment objective. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

If you would like additional information regarding the Portfolio’s investment strategies and risks or the Underlying Funds’ investment strategies and risks, please refer to “Additional Information on Investment Strategies,” “Description of the Investment Adviser, Sub-Adviser, Investment Objectives, Main Investments and Risks of the Underlying Funds”, and “More Information on Risks” sections later in this Prospectus.

Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the changes in the Portfolio’s performance from year to year, and the table compares the Portfolio’s performance to the performance of two broad measures of market performance and a composite index for the same period. The Portfolio’s past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing the changes in the performance of the Portfolio’s Class S shares from year to year.

Year-by-Year Total Returns(1)
(For the periods ended December 31 of each year)

Best and Worst Quarterly Returns during this Period:

Best:	4th Quarter 2006:	4.86%
Worst:	4th Quarter 2008:	(14.15)%
10

Description of the Portfolios (continued)

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio’s Class S shares’ performance to those of two broad measures of market performance – the Russell 3000® Index, the Barclays Capital U.S. Aggregate Bond (“BCAB”) Index (formerly, the Lehman Brothers® U.S. Aggregate Bond Index) and a composite index – consisting of 50% Russell 3000® Index/40% BCAB Index/10% Citigroup 3-Month T-Bill Index. The Russell 3000® Index is a broad-based, market capitalization weighted index that represents approximately 98% of the investable U.S. equity market. The BCAB Index is an unmanaged index of investment-grade, fixed-rate, debt issues, including corporate, government, mortgage-backed and asset-backed securities with maturities of at least one year. The Citigroup 3-Month T-Bill Index is an unmanaged index of three-month Treasury bills. The indices do not reflect fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in the indices.

Average Annual Total Returns(1) (For the periods ended December 31, 2008)
	1 Year	5 Years (or Life of Class)	10 Years
Class S Return	(26.05)%	(0.17)%(1)	N/A
Russell 3000® Index	(37.31)%	(2.12)%(2)	N/A
BCAB Index	5.24%	4.99%(2)	N/A
50% Russell 3000® Index/ 40% BCAB Index/ 10% Citigroup 3-Month T-Bill Index	(27.90)%	(0.15)%(2)	N/A
(1)	Class S shares commenced operations on May 3, 2004.
(2)	The index returns are for the period beginning May 1, 2004.
11

Description of the Portfolios (continued)

Adviser ING Investments, LLC

ING LifeStyle Moderate Growth Portfolio

Investment Objective

Growth of capital and a low to moderate level of current income. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

The Portfolio invests in a combination of Underlying Funds according to a fixed formula that over time should reflect an allocation of approximately 65% in equity securities and 35% in fixed-income securities. As these are target investment allocations, the actual allocations of the Portfolio’s assets may deviate from the stated percentages.

Equity securities in which the Underlying Funds invest include, but are not limited to, domestic and international large-, mid-, and small-capitalization stocks (may be growth oriented, value oriented or a blend); emerging market securities, domestic real estate stocks, including real estate investment trusts; and commodities/alternatives securities.

Fixed-income securities in which the Underlying Funds invest include, but are not limited to domestic and international intermediate-, long- and short-term bonds; high-yield bonds, emerging markets bonds and treasury inflation protected securities.

The Portfolio may also allocate in the future to the following asset classes: floating rate loans, absolute return strategies, international fixed-income and natural resources/equity-based commodities. There can be no assurance that these allocations will occur. The Portfolio may be rebalanced periodically to return to the Target Allocation and inflows and outflows may be managed to attain the Target Allocation. The Target Allocation may be changed as described under “Introduction - An Introduction to the Asset Allocation Process.”

ING Investments may change the Portfolio’s asset allocations, investments in particular Underlying Funds (including any Underlying Funds organized in the future), target allocations or other investment policies without prior approval of shareholders as it determines necessary to pursue stated investment objectives.

Principal Risks

You could lose money on an investment in the Portfolio. Although asset allocation seeks to optimize returns given various levels of risk tolerance, you still may lose money and experience volatility. Market and asset class performance may differ in the future from the historical performance and the assumptions used to form the asset allocations for the Portfolio. There is a risk that you could achieve better returns in an Underlying Fund or other mutual funds representing a single asset class than in the Portfolio.

The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The principal investment strategies may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Credit Risk
Debt Securities Risk
Emerging Markets Risk
Equity Securities Risk
Foreign Investment Risk
High-Yield, Lower-Grade Debt Securities Risk
Interest Rate Risk
Market and Company Risk
Mid-Capitalization Company Risk
Other Investment Companies Risk
Price Volatility Risk
Real Estate Investment Trusts Risks
Small-Capitalization Company Risk
U.S. Government Securities and Obligations Risk

12

Description of the Portfolios (continued) There may be other risks that are not listed that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated investment objective. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

If you would like additional information regarding the Portfolio’s investment strategies and risks or the Underlying Funds’ investment strategies and risks, please refer to “Additional Information on Investment Strategies,” “Description of the Investment Adviser, Sub-Adviser, Investment Objectives, Main Investments and Risks of the Underlying Funds”, and “More Information on Risks” sections later in this Prospectus.

Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the changes in the Portfolio’s performance from year to year, and the table compares the Portfolio’s performance to the performance of two broad measures of market performance and a composite index for the same period. The Portfolio’s past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing the changes in the performance of the Portfolio’s Class S shares from year to year.

Year-by-Year Total Returns(1)
(For the periods ended December 31 of each year)

Best and Worst Quarterly Returns during this Period:

Best:	4th Quarter	2006:	5.79%
Worst:	4th Quarter	2008:	(17.71)%
13

Description of the Portfolios (continued)

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio’s Class S shares’ performance to those of two broad measures of market performance – the Russell 3000® Index, the Barclays Capital U.S. Aggregate Bond (“BCAB”) Index (formerly, the Lehman Brothers® U.S. Aggregate Bond Index) and a composite index – consisting of 60% Russell 3000® Index/40% BCAB Index. The Russell 3000® Index is a broad-based, market capitalization weighted index that represents approximately 98% of the investable U.S. equity market. The BCAB Index is an unmanaged index of investment-grade, fixed-rate, debt issues, including corporate, government, mortgage-backed and asset-backed securities with maturities of at least one year. The indices do not reflect fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in the indices.

Average Annual Total Returns(1) For the periods ended December 31, 2008)
	1 Year	5 Years (or Life of Class)	10 Years
Class S Return	(31.64)%	(1.13)%(1)	N/A
Russell 3000® Index	(37.31)%	(2.12)%(2)	N/A
BCAB Index	5.24%	4.99%(2)	N/A
60% Russell 3000® Index/40% BCAB Index	(29.83)%	(0.50)%(2)	N/A
(1)	Class S shares commenced operations on May 3, 2004.
(2)	The index returns are for the period beginning May 1, 2004.
^
14

Description of the Portfolios (continued)

AdviserING Investments, LLC

ING LifeStyle Growth Portfolio

Investment Objective

Growth of capital and some current income. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

The Portfolio invests in a combination of Underlying Funds according to a fixed formula that over time should reflect an allocation of approximately 75% in equity securities and 25% in fixed-income securities. As these are target investment allocations, the actual allocations of the Portfolio’s assets may deviate from the stated percentages.

Equity securities in which the Underlying Funds invest include, but are not limited to, domestic and international large-, mid-, and small-capitalization stocks (may be growth oriented, value oriented or a blend); emerging market securities, domestic real estate stocks, including real estate investment trusts; and commodities/alternatives securities.

Fixed-income securities in which the Underlying Funds invest include, but are not limited to domestic and international intermediate-, long- and short-term bonds; high-yield bonds, emerging markets bonds and treasury inflation protected securities.

The Portfolio may also allocate in the future to the following asset classes: floating rate loans, absolute return strategies, international fixed-income and natural resources/equity-based commodities. There can be no assurance that these allocations will occur. The Portfolio may be rebalanced periodically to return to the Target Allocation and inflows and outflows may be managed to attain the Target Allocation. The Target Allocation may be changed as described under “Introduction - An Introduction to the Asset Allocation Process.”

ING Investments may change the Portfolio’s asset allocations, investments in particular Underlying Funds (including any Underlying Funds organized in the future), target allocations or other investment policies without prior approval of shareholders as it determines necessary to pursue stated investment objectives.

Principal Risks

You could lose money on an investment in the Portfolio. Although asset allocation seeks to optimize returns given various levels of risk tolerance, you still may lose money and experience volatility. Market and asset class performance may differ in the future from the historical performance and the assumptions used to form the asset allocations for the Portfolio. There is a risk that you could achieve better returns in an Underlying Fund or other mutual funds representing a single asset class than in the Portfolio.

The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The principal investment strategies may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Credit Risk
Debt Securities Risk
Emerging Markets Risk
Equity Securities Risk
Foreign Investment Risk
Interest Rate Risk
Market and Company Risk
Mid-Capitalization Company Risk
Other Investment Companies Risk
Price Volatility Risk
Real Estate Investment Trusts Risk
Small-Capitalization Company Risk
U.S. Government Securities and Obligations Risk

There may be other risks that are not listed that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated investment objective. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

15

Description of the Portfolios (continued) If you would like additional information regarding the Portfolio’s investment strategies and risks or the Underlying Funds’ investment strategies and risks, please refer to “Additional Information on Investment Strategies,” “Description of the Investment Adviser, Sub-Adviser, Investment Objectives, Main Investments and Risks of the Underlying Funds”, and “More Information on Risks” sections later in this Prospectus.

Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the changes in the Portfolio’s performance from year to year, and the table compares the Portfolio’s performance to the performance of two broad measures of market performance and a composite index for the same period. The Portfolio’s past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing the changes in the performance of the Portfolio’s Class S shares from year to year.

Year-by-Year Total Returns(1)
(For the periods ended December 31 of each year)

Best and Worst Quarterly Returns during this Period:

Best:	4th Quarter	2006:	7.00%
Worst:	4th Quarter	2008:	(21.39)%
16

Description of the Portfolios (continued)

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio’s Class S shares’ performance to those of two broad measures of market performance – the Russell 3000® Index, the Barclays Capital U.S. Aggregate Bond (“BCAB”) Index (formerly, the Lehman Brothers® U.S. Aggregate Bond Index) and a composite index – consisting of 80% Russell 3000® Index/20% BCAB Index. The Russell 3000® Index is a broad-based, market capitalization weighted index that represents approximately 98% of the investable U.S. equity market. The BCAB Index is an unmanaged index of investment-grade, fixed-rate, debt issues, including corporate, government, mortgage-backed and asset-backed securities with maturities of at least one year. The indices do not reflect fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in the indices.

Average Annual Total Returns(1) (For the periods ended December 31, 2008)
	1 Year	5 Years (or Life of Class)	10 Years
Class S Return	(36.68)%	(2.09)%(1)	N/A
Russell 3000® Index	(37.31)%	(2.12)%(2)	N/A
BCAB Index	5.24%	4.99%(2)	N/A
80% Russell 3000® Index/20% BCAB Index	(34.16)%	(1.41)%(2)	N/A
(1)	Class S shares commenced operations on May 3, 2004.
(2)	The index returns are for the period beginning May 1, 2004.
17

Description of the Portfolios (continued)

Adviser ING Investments, LLC

ING LifeStyle Aggressive Growth Portfolio

Investment Objective

Growth of capital. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

The Portfolio invests in a combination of Underlying Funds according to a fixed formula that over time should reflect an allocation of approximately 100% in equity securities. As these are target investment allocations, the actual allocations of the Portfolio’s assets may deviate from the stated percentages.

Equity securities in which the Underlying Funds invest include, but are not limited to, domestic and international large-, mid-, and small-capitalization stocks (may be growth oriented, value oriented or a blend); emerging market securities, domestic real estate stocks, including real estate investment trusts; and commodities/alternatives securities.Fixed-income securities in which the Underlying Funds invest include, but are not limited to domestic and international intermediate-, long- and short-term bonds; high-yield bonds, emerging markets bonds and treasury inflation protected securities. In the future the Portfolio may also allocate to passively managed funds such as Index Funds. The Portfolio may also allocate in the future to the following asset classes: floating rate loans, absolute return strategies, international fixed-income and natural resources/equity-based commodities. There can be no assurance that these allocations will occur.The Portfolio may be rebalanced periodically to return to the Target Allocation and inflows and outflows may be managed to attain the Target Allocation. The Target Allocation may be changed as described under “Introduction - An Introduction to the Asset Allocation Process.”

ING Investments may change the Portfolio’s asset allocations, investments in particular Underlying Funds (including any Underlying Funds organized in the future), target allocations or other investment policies without prior approval of shareholders as it determines necessary to pursue stated investment objectives.

Principal Risks

You could lose money on an investment in the Portfolio. Although asset allocation seeks to optimize returns given various levels of risk tolerance, you still may lose money and experience volatility. Market and asset class performance may differ in the future from the historical performance and the assumptions used to form the asset allocations for the Portfolio. There is a risk that you could achieve better returns in an Underlying Fund or other mutual funds representing a single asset class than in the Portfolio.

The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The principal investment strategies may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Emerging Markets Risk
Equity Securities Risk
Foreign Investment Risk
Market and Company Risk
Mid-Capitalization Company Risk
Other Investment Companies Risk
Price Volatility Risk
Real Estate Investment Trusts Risk
Small-Capitalization Company Risk

There may be other risks that are not listed that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated investment objective. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

If you would like additional information regarding the Portfolio’s investment strategies and risks or the Underlying Funds’ investment strategies and risks, please refer to “Additional Information on Investment Strategies,” “Description of the Investment Adviser, Sub-Adviser, Investment Objectives, Main Investments and Risks of the Underlying Funds”, and “More Information on Risks” sections later in this Prospectus.

18

Description of the Portfolios (continued) Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the changes in the Portfolio’s performance from year to year, and the table compares the Portfolio’s performance to the performance of two broad measures of market performance and a composite index for the same period. The Portfolio’s past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing the changes in the performance of the Portfolio’s Class S shares from year to year.

Year-by-Year Total Returns(1)
(For the periods ended December 31 of each year)

Best and Worst Quarterly Returns during this Period:

Best:	4th Quarter	2006:	8.30%
Worst:	4th Quarter	2008:	(24.18)%
19

Description of the Portfolios (continued)

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio’s Class S shares’ performance to that of a broad measure of market performance – the Russell 3000® Index. The Russell 3000® Index is a broad-based, market capitalization weighted index that represents approximately 98% of the investable U.S. equity market. The index does not reflect fees, brokerage commissions, or other expenses of investing. It is not possible to invest directly in the index.

Average Annual Total Returns(1) (For the periods ended December 31, 2008)
	1 Year	5 Years (or Life of Class)	10 Years
Class S Return	(41.79)%	(3.07)%(1)	N/A
Russell 3000® Index	(37.31)%	(2.12)%(2)	N/A
(1)	Class S shares commenced operations on May 3, 2004.
(2)	The index return is for the period beginning May 1, 2004.
20

Portfolio Fees and Expenses

The tables that follow show the estimated operating expenses you pay if you buy and hold Class S shares of a Portfolio. Shareholders of a Portfolio will indirectly bear the fees and expenses of an Underlying Fund based upon the percentage of a Portfolio’s assets that is allocated to the Underlying Fund. Because the annual net operating expenses of each Underlying Fund, and a Portfolio’s allocation to that Underlying Fund, will vary from year to year, the fees and expenses paid by a Portfolio may vary from year to year.

Your Variable Contract or Qualified Plan is a contract between you and the issuing life insurance company or plan provider. The Trust and the LifeStyle Portfolios are not parties to your Variable Contract or Qualified Plan, but are merely investment options made available to you by your insurance company or plan provider under your Variable Contract or Qualified Plan. The fees and expenses of the LifeStyle Portfolios are not fixed or specified under the terms of your Variable Contract or Qualified Plan. The table does not reflect any fees or expenses that are, or may be, imposed under your Variable Contract or Qualified Plan. For information on these charges, please refer to the applicable Variable Contract prospectus, prospectus summary or disclosure statement or plan document. If you hold shares of a Portfolio that were purchased through an investment in a Qualified Plan, you should consult the plan administrator for more information regarding additional expenses that may be assessed in connection with your plan.

Shareholder Transaction Expenses (fees you pay directly from your investment) - The LifeStyle Portfolios do not impose any loads, commissions, fees or other charges upon the purchase or redemption of shares of the LifeStyle Portfolios.

Class S Shares
Annual Portfolio Operating Expenses(1)
(as a percentage of average daily net assets)

Portfolio	Management Fee	Distribution (12b-1) Fee	Shareholder Services Fee	Other Expenses	Acquired (Underlying) Funds Fees and Expenses(2)	Total Operating Expenses	Waivers, Reimbursements, and Recoupments(3)	Net Operating Expenses
ING LifeStyle Conservative	0.14%	—	0.25%	0.34%(4)	0.60%	1.33%(4)	(0.31)%	1.02%
ING LifeStyle Moderate	0.14%	—	0.25%	0.03%	0.62%	1.04%	—	1.04%
ING LifeStyle Moderate Growth	0.14%	—	0.25%	0.03%	0.67%	1.09%	—	1.09%
ING LifeStyle Growth	0.14%	—	0.25%	0.03%	0.71%	1.13%	—	1.13%
ING LifeStyle Aggressive Growth	0.14%	—	0.25%	0.03%	0.74%	1.16%	—	1.16%
(1)	This table shows the estimated operating expenses of the Class S shares of each Portfolio as a ratio of expenses to average daily net assets. For all Portfolios, estimated operating expenses are based on each Portfolio’s actual operating expenses for Class S shares for its most recently completed fiscal year adjusted for contractual changes, if any, and fee waivers to which ING Investments, LLC, the investment adviser to each Portfolio has agreed.
(2)	Each LifeStyle Portfolio’s Acquired (Underlying) Funds Fees and Expenses are based on a weighted average of the fees and expenses of the Underlying Funds as of December 31, 2008. The amount of fees and expenses of the Underlying Funds borne by a Portfolio will vary based on the Portfolio’s allocation of assets to, and the annualized net expenses of, the particular Underlying Funds during the Portfolio’s fiscal year.
(3)	ING Investments, LLC, the investment adviser to each Portfolio, has entered into a written expense limitation agreement with respect to each Portfolio under which it will limit expenses of the LifeStyle Portfolios, excluding interest, taxes, brokerage and extraordinary expenses and Acquired (Underlying) Fund Fees and Expenses, subject to possible recoupment by ING Investments, LLC within three years. The expense limitation agreement is contractual and shall renew automatically for one-year terms unless ING Investments, LLC provides written notice of the termination of the expense limitation agreement at least 90 days prior to the end of the then current terms or upon termination of the investment management agreement. However, there can be no assurance that these limits will continue after May 1, 2010. For information regarding the expense limitation agreement for the LifeStyle Portfolios, please see the Statement of Additional Information.
(4)	Includes 0.24% of non-recurring offering expense. Excluding this amount, Total Operating Expenses would have been 1.09%.
21

Portfolio Fees and Expenses (continued)

Examples
The Examples below are intended to help you compare the cost of investing in Class S shares of each Portfolio, including the costs of the Underlying Funds, with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Class S shares of each Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that all dividends and distributions are reinvested, and that the Class S shares of the Portfolios net operating expenses remain the same. The Examples do not reflect expenses which are, or may be, imposed by a Variable Contract or Qualified Plan that may use the LifeStyle Portfolios as its underlying investment option. If such expenses were reflected, the expenses indicated would be higher. Although your actual cost may be higher or lower, the Examples show what your costs would be based on these assumptions. Keep in mind that this is an estimate. Actual expenses and performance may vary.

Portfolio	1 Year	3 Years	5 Years	10 Years
ING LifeStyle Conservative(1)	$104	$340	$594	$1,322
ING LifeStyle Moderate	$106	$331	$574	$1,271
ING LifeStyle Moderate Growth	$111	$347	$601	$1,329
ING LifeStyle Growth	$115	$359	$622	$1,375
ING LifeStyle Aggressive Growth	$118	$368	$638	$1,409
(1)	The Examples reflect the contractural expense limitation agreements/waivers for the one-year period and the first year of the three-, five- and ten-year periods.
22

Portfolio Fees and Expenses (continued)

Acquired (Underlying) Funds Annual Operating Expenses
(as a percentage of average daily net assets)

Because we use a weighted average in calculating expenses attributable to a Portfolio, the amount of the fees and expenses of the Class I shares of the Underlying Funds indirectly borne by a Portfolio will vary based on the Portfolio’s allocation of assets to, and the annualized net operating expenses of, the particular Underlying Funds during the Portfolio’s fiscal year. The following are the annual net expense ratios (as an annual percentage of average daily net assets) for each Underlying Fund as of December 31, 2008 except for ING Disciplined International SmallCap Fund, ING Emerging Markets Fixed Income Fund and ING Greater China Fund which are as of October 31, 2008 and ING Real Estate Fund which is as of November 30, 2008:

Underlying Funds	Net Operating Expenses
ING American Century Small-Mid Cap Value Portfolio	1.02%
ING Artio Foreign Portfolio	0.87%
ING Baron Small Cap Growth Portfolio	1.08%
ING BlackRock Inflation Protected Bond Portfolio	0.58%
ING BlackRock Large Cap Growth Portfolio	0.66%
ING BlackRock Large Cap Value Portfolio	0.74%
ING Clarion Global Real Estate Portfolio	0.90%
ING Clarion Real Estate Portfolio	0.64%
ING Columbia Small Cap Value Portfolio	0.91%
ING Davis New York Venture Portfolio	0.90%
ING Disciplined International SmallCap Fund	0.83%
ING Disciplined Small Cap Value Portfolio	0.73%
ING Emerging Markets Fixed Income Fund	0.86%
ING Evergreen Omega Portfolio	0.60%
ING FMRSM Diversified Mid Cap Portfolio	0.64%
ING Franklin Income Portfolio	0.74%
ING Franklin Mutual Shares Portfolio	0.78%
ING Global Resources Portfolio	0.64%
ING Goldman Sachs Commodity Strategy Portfolio	0.89%
ING Growth and Income Portfolio	0.60%
ING Hang Seng Index Portfolio (1)	0.83%
ING Intermediate Bond Portfolio	0.50%
ING International Index Portfolio	0.50%
ING International Value Portfolio	1.00%
ING Janus Contrarian Portfolio	0.74%
ING JPMorgan Emerging Markets Equity Portfolio	1.25%
ING JP Morgan Mid Cap Value Portfolio	1.00%
ING JPMorgan Small Cap Core Equity Portfolio	0.86%
ING JPMorgan Value Opportunities Portfolio	0.53%
ING Legg Mason Partners Aggressive Growth Portfolio	0.81%
ING Limited Maturity Bond Portfolio	0.27%
ING Liquid Assets Portfolio	0.28%
ING Lord Abbett Affiliated Portfolio	0.75%
ING Marsico Growth Portfolio	0.78%
ING Marsico International Opportunities Portfolio	0.68%
ING MFS Utilities Portfolio	0.78%
ING MidCap Opportunities Portfolio	0.70%
ING Multi-Manager International Small Cap Portfolio	1.22%
ING Neuberger Berman Partners Portfolio	0.67%
ING Oppenheimer Global Portfolio	0.66%
ING Oppenheimer Strategic Income Portfolio	0.54%
23

Portfolio Fees and Expenses (continued)
Underlying Funds	Net Operating Expenses
ING Opportunistic LargeCap Portfolio	0.71%
ING PIMCO High Yield Portfolio	0.49%
ING PIMCO Total Return Bond Portfolio	0.56%
ING Pioneer Equity Income Portfolio	0.69%
ING Pioneer Fund Portfolio	0.69%
ING Pioneer High Yield Portfolio	0.73%
ING Pioneer Mid Cap Value Portfolio	0.64%
ING Russell Large Cap Growth Index Portfolio(1)	0.51%
ING RussellTM Large Cap Index Portfolio	0.37%
ING Russell Large Cap Value Index Portfolio (1)	0.51%
ING Russell Mid Cap Growth Index Portfolio (1)	0.55%
ING RussellTM Mid Cap Index Portfolio	0.43%
ING RussellTM Small Cap Index Portfolio	0.45%
ING Small Company Portfolio	0.85%
ING SmallCap Opportunities Portfolio	0.90%
ING T. Rowe Price Capital Appreciation Portfolio	0.65%
ING T. Rowe Price Diversified Mid Cap Growth Portfolio	0.66%
ING T. Rowe Price Equity Income Portfolio	0.65%
ING T. Rowe Price Growth Equity Portfolio	0.74%
ING Templeton Foreign Equity Portfolio	0.97%
ING Templeton Global Growth Portfolio	0.89%
ING Thornburg Value Portfolio	0.90%
ING UBS U.S. Large Cap Equity Portfolio	0.85%
ING U.S. Bond Index Portfolio	0.45%
ING Van Kampen Comstock Portfolio	0.81%
ING Van Kampen Equity and Income Portfolio	0.57%
ING Van Kampen Global Franchise Portfolio	0.97%
ING Van Kampen Growth and Income Portfolio	0.65%
ING Wells Fargo Small Cap Disciplined Portfolio	0.87%
ING WisdomTreeSM Global High-Yielding Equity Index Portfolio	0.70%
(1)	As the Underlying Fund or the Class I shares of the Underlying Fund did not commence operations as of the date of this Prospectus, the expense ratios are estimated for the current fiscal year.
24

More Information on Investment Strategies

More on the Asset Allocation Process

As described earlier in this Prospectus, each Portfolio pursues its investment objective by investing primarily in a combination of the Underlying Funds. ING Investments determines the mix of Underlying Funds and sets the appropriate allocation targets and ranges for investments in those Underlying Funds.

Periodically, based upon a variety of quantitative and qualitative factors, ING Investments uses economic and statistical methods to determine the optimal allocation targets and ranges for each Portfolio and whether any Underlying Funds should be added or removed from the mix.

The factors considered include:

(i)	the investment objective of each Portfolio and each of the Underlying Funds;
(ii)	economic and market forecasts;
(iii)	proprietary and third-party reports and analyses;
(iv)	the risk/return characteristics, relative performance, and volatility of Underlying Funds; and
(v)	the correlation and covariance among Underlying Funds.

As market prices of the Underlying Funds’ portfolio securities change, a Portfolio’s actual allocations will vary somewhat from the targets, although the percentages generally will remain within the specified ranges. If changes are made, those changes will be reflected in the Prospectus as it may be amended or supplemented from time to time. However, it may take some time to fully implement the changes. ING Investments will implement the changes over a reasonable period of time while seeking to minimize disruptive effects and added costs to the LifeStyle Portfolios and the Underlying Funds.

ING Investments may rebalance the LifeStyle Portfolios on a periodic basis to attain the target investment allocations. In addition, variances from the targets will be monitored. When a Portfolio receives new investment proceeds or redemption requests, depending on the Portfolio’s current cash reserves, ING Investments may determine to purchase additional shares or redeem shares of Underlying Funds to rebalance the Portfolio’s holdings of Underlying Funds to bring them more closely in line with the Portfolio’s target allocations. If ING Investments believes it is in the best interests of the Portfolio and its shareholders, it may limit the degree of rebalancing or avoid rebalancing altogether, pending further analysis and more favorable market conditions.

Investment Objectives, Main Investments and Risks of the Underlying Funds

Each Portfolio seeks to meet its investment objective by allocating its assets among the Underlying Funds. Because the LifeStyle Portfolios invest in the Underlying Funds, shareholders will be affected by the principal investment strategies of each Underlying Fund. Information is provided below on each Underlying Fund, including its investment objective, main investments, main risks, investment adviser and sub-adviser. This information is intended to provide potential investors in the LifeStyle Portfolios with information that they may find useful in understanding the investment history and risks of the Underlying Funds. Please refer to the section entitled “More Information on Risks - Risks Associated with an Investment in the Underlying Funds” later in this Prospectus for an expanded discussion of the risks listed below for a particular Underlying Fund.

You should note that over time a Portfolio will alter its allocation of assets among the Underlying Funds, and may add or delete Underlying Funds that are considered for investment. Therefore, it is not possible to predict in which Underlying Funds a Portfolio will be invested at any one time. As a result, the degree to which a Portfolio may be subject to the risks of a particular Underlying Fund will depend on the extent to which a Portfolio has invested in the Underlying Fund.

25

Description of the Investment Adviser, Sub-Adviser, Investment Objectives,  Main Investments and Risks of the Underlying Funds

ING AMERICAN CENTURY SMALL-MID CAP VALUE PORTFOLIO

Investment Objective: Long-term capital growth, income is a secondary objective.

Investment Adviser: Directed Services LLC

Sub-Adviser: American Century Investment Management, Inc.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in U.S. equity securities of small-mid capitalization companies. Small-mid capitalization companies include those with a market capitalization, at the time of purchase, within the range of the custom Russell 2800 Index. May invest in derivatives including futures, contracts, foreign securities, debt securities of companies, debt obligations of governments, and other similar securities. Equity securities include common and preferred stocks, and equity-equivalent securities such as debt securities and preferred stocks convertible into common stocks and stocks or stock index futures contracts. May invest in other investment companies, including exchange-traded funds (“ETFs”), to the extent permitted under the Investment Company Act of 1940 (“1940 Act”).

Main Risks: Convertible securities, credit, currency, debt securities, derivatives, equity securities, foreign investment, interest rate, liquidity, manager, market and company, mid-capitalization company, other investment companies, price volatility, securities lending, small-capitalization company, and value investing.

ING ARTIO FOREIGN PORTFOLIO

Investment Objective: Long-term growth of capital.

Investment Adviser: Directed Services LLC

Sub-Adviser: Artio Global Management LLC

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in international equity securities including common and preferred stocks, ADRs, EDRs, GDRs, convertible securities, rights, warrants and other investment companies, including exchange-traded funds (“ETFs”). Normally has a bias towards larger companies (e.g., with market capitalizations of $10 billion or greater), but may also invest in small- and mid-sized companies. May invest up to 35% of assets in issuers in emerging markets and may invest in debt securities (up to 10% in high-risk and high-yield, non-investment grade bonds). May invest in derivatives and may lend its portfolio securities. Will invest at least 65% of its assets in no fewer than three different countries located outside the United States. May use futures, options, swaps and forward contracts. May invest in other investment companies, including ETFs, to the extent permitted by the 1940 Act.

Main Risks: Call, convertible securities, credit, currency, debt securities, depositary receipts, derivatives, emerging markets, equity securities, foreign investment, growth investing, high-yield, lower-grade debt securities, interest rate, liquidity, market and company, market capitalization, mid-capitalization company, other investment companies, price volatility, securities lending, small-capitalization company, and value investing.

ING BARON SMALL CAP GROWTH PORTFOLIO

Investment Objective: Capital appreciation.

Investments Adviser: Directed Services LLC

Sub-Adviser: BAMCO, Inc.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in securities of smaller companies with market values under $2.5 billion. May invest up to 20% in foreign securities, including American Depositary Receipts. May invest in other investment companies, including ETFs, to the extent permitted by the 1940 Act.

Main Risks: Currency, depositary receipts, equity securities, foreign investment, growth investing, large positions, liquidity, manager, market and company, other investment companies, price volatility, securities lending and small-capitalization company.
26

Description of the Investment Adviser, Sub-Adviser, Investment Objectives,  Main Investments and Risks of the Underlying Funds (continued)

ING BLACKROCK INFLATION PROTECTED BOND PORTFOLIO

Investment objective: Maximize real return, consistent with the preservation of real capital and prudent investment management.

Investment Adviser: Directed Services LLC

Sub-Adviser: BlackRock Financial Management, Inc.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and U.S. and non-U.S. corporations. May invest up to 20% of its assets in non-investment grade bonds (high-yield or junk bonds) or securities of emerging market issuers. May invest up to 20% of its assets in non-dollar denominated securities of non-U.S. issuers, and without limit in U.S. dollar dominated securities of non-U.S. issuers. The Portfolio is non-diversified which means that it may concentrate its assets in a smaller number of issuers than a diversified fund. May also purchase U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, collateralized mortgage obligations (“CMOs”), investment-grade corporate bonds and asset-backed securities. May buy or sell options or futures, enter into credit default swaps, interest rate or foreign currency transactions, including swaps (collectively, commonly known as “derivatives”), enter into a series of purchase and sale contracts or by using reverse repurchase agreements or dollar rolls. Non-investment grade bonds acquired by the Portfolio will generally be in the lower rating categories of the major rating agencies (BB or lower by S&P or Ba or lower by Moody’s) or will be determined by the management team to be of similar quality. Split rated bonds will be considered to have the higher of the two credit ratings. Typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. May also use derivatives for leverage. May seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls). May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Asset-backed securities, credit, credit derivatives, currency, debt securities, derivatives, diversification, emerging markets, foreign investment, high-yield, lower-grade debt securities, inflation-index bonds, interest rate, leveraging, manager, mortgage-related securities, other investment companies, portfolio turnover, securities lending, and U.S. government securities and obligations.

ING BLACKROCK LARGE CAP GROWTH PORTFOLIO

Investment Objective: Long-term growth of capital.

Investment Adviser: Directed Services LLC

Sub-Adviser: BlackRock Investment Management, LLC

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of large-capitalization companies (those which, at the time of purchase, have a market capitalization equal to or greater than the top 80% of the companies that comprise the Russell 1000® Index). May invest up to 10% in foreign companies in the form of ADRs. May invest in derivatives, short-term debt securities (including repurchase agreements), non-convertible preferred stocks and bonds or U.S. government and money market securities. May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Borrowing, call, convertible securities, credit, debt securities, depositary receipts, derivatives, equity securities, foreign investment, growth investing, interest rate, investment models, liquidity, manager, market and company, market capitalization, maturity, other investment companies, over-the-counter (“OTC”) investment, portfolio turnover, restricted and illiquid securities, securities lending, U.S. government securities and obligations, and when issued and delayed delivery securities and forward commitments.

ING BLACKROCK LARGE CAP VALUE PORTFOLIO

Investment Objective: Long-term growth of capital.

Investment Adviser: Directed Services LLC

Sub-Adviser: BlackRock Investment Management, LLC

27

Description of the Investment Adviser, Sub-Adviser, Investment Objectives,  Main Investments and Risks of the Underlying Funds (continued) Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of large-capitalization companies (those which, at the time of purchase, have a market capitalization equal to or greater than the top 80% of the companies that comprise the Russell 1000® Index). Will invest primarily in equity securities of companies located in the United States that the sub-adviser believes are undervalued. May invest up to 10% of its total assets in securities issued by foreign issuers, in the form of ADRs. May also invest in investment-grade convertible securities, preferred stocks, illiquid securities, U.S. government debt securities of any maturity, and derivatives for hedging purposes. May purchase or sell securities on a when issued basis. May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Borrowing, call, convertible securities, credit, debt securities, depositary receipts, derivatives, equity securities, foreign investment, interest rate, investment models, liquidity, manager, market and company, market capitalization, other investment companies, OTC investment, restricted and illiquid securities, securities lending, U.S government securities and obligations, value investing, and when issued and delayed delivery securities and forward commitments.

ING CLARION GLOBAL REAL ESTATE PORTFOLIO

Investment Objective: High total return consisting of capital appreciation and current income.

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Clarion Real Estate Securities L.P.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies that are principally engaged in the real estate industry (deriving at least 50% of their total revenues or earnings from owning, operating developing and/or managing real estate.) The portfolio will have investments located in a number of different countries located throughout the world, including the United States. May invest in companies located in countries with emerging securities markets. Generally, invests in common stocks of large-, mid- and small-sized companies, including REITs. May invest in initial public offerings, convertible securities, and Rule 144A securities. The portfolio is non-diversified and may invest a significant portion of its assets in a single issuer. May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Convertible securities, diversification, emerging markets, equity securities, foreign investment, industry concentration, initial public offerings, liquidity, market capitalization, market trends, mid-capitalization company, other investment companies, price volatility, real estate investment trusts, restricted and illiquid securities, securities lending, and small-capitalization company.

ING CLARION REAL ESTATE PORTFOLIO

Investment Objective: Total return.

Investment Adviser: Directed Services LLC

Sub-Adviser: ING Clarion Real Estate Securities L.P.

Main Investments: Invests at least 80% of its net assets in common and preferred stocks of U.S. real estate investment trusts (“REITS”) and real estate companies. A company shall be considered to be “principally engaged” in the real estate industry if it:(a) derives at least 50% of its revenues or profits from the ownership, construction, management, financing or sale of residential, commercial or industrial real estate; or (b) has at least 50% of the fair market value of its assets invested in residential, commercial or industrial real estate. Generally will not invest in companies with market capitalization of less than $100 million at the time of purchase. The Portfolio also may invest in convertible securities, initial public offerings and Rule 144A securities. The Portfolio is non-diversified. May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Convertible securities, diversification, equity securities, initial public offerings, industry concentration, liquidity, manager, market and company, other investment companies, portfolio turnover, real estate investment trusts, Rule 144A, sector, and securities lending.

ING COLUMBIA SMALL CAP VALUE PORTFOLIO

Investment Objective: Long-term growth of capital.

Investment Adviser: Directed Services LLC

28

Description of the Investment Adviser, Sub-Adviser, Investment Objectives,  Main Investments and Risks of the Underlying Funds (continued) Sub-Adviser: Columbia Management Advisors, LLC

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies that have market capitalizations in the range of the companies within the Russell 2000® Value Index, at the time of purchase. May also invest in real estate investments trusts (“REITs”), foreign equity securities, depositary receipts, and other investment companies, including exchange-traded funds (“ETFs”). The Portfolio may also invest in convertible securities, initial public offerings and derivatives including options on securities, options on stock indices, covered calls, secured put options and over-the-counter options.

Main Risks: Convertible securities, currency, depositary receipts, derivatives, equity securities, foreign investment, initial public offerings, liquidity, manager, market and company, other investment companies, over-the-counter investment, price volatility, real estate investment trusts, securities lending, small-capitalization company, and value investing.

ING DAVIS NEW YORK VENTURE PORTFOLIO

Investment Objective: Long-term growth of capital.

Investment Adviser: Directed Services LLC

Sub-Adviser: Davis Selected Advisers, L.P.

Main Investments: Invests the majority of its assets in equity securities issued by large companies with market capitalizations of at least $10 billion. May also invest a limited portion of its assets in companies whose shares may be subject to controversy, foreign securities, and non-equity securities. May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Credit, currency, debt securities, equity securities, foreign investment, headline, industry focus, interest rate, liquidity, manager, market and company, other investment companies, price volatility, securities lending, and value investing.

ING DISCIPLINED INTERNATIONAL SMALLCAP FUND

Investment Objective: Long-term capital appreciation.

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in securities of small-capitalization companies (defined as those companies with market capitalizations that fall within the range of companies in the Standard & Poor’s Developed Ex-U.S. SmallCap Index). At least 65% of its assets will normally be invested in companies located in a number of different countries, other than the United States. May invest and up to 35% of its total assets in U.S. issuers. May invest in companies located in countries with emerging securities markets. May invest in derivative instruments, including futures, options, foreign currency contracts and futures contracts. May invest in other investment companies to the extent permitted under the 1940 Act. The Fund is non-diversified and may invest a significant portion of its assets in a single issuer.

Main Risks: Derivatives, diversification, foreign investment, liquidity, market trends, other investment companies, portfolio turnover, price volatility, securities lending, small-capitalization company, and value investing.

ING DISCIPLINED SMALL CAP VALUE PORTFOLIO

Investment Objective: Outperform the total return performance of the Russell 2000® Value Index by investing in common stocks of small companies whose stock prices are believed to be undervalued.

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in securities of small-capitalization companies included in the Russell 2000® Value Index. May also invest in derivative instruments. May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

29

Description of the Investment Adviser, Sub-Adviser, Investment Objectives,  Main Investments and Risks of the Underlying Funds (continued) Main Risks: Derivatives, equity securities, index strategy, investment models, liquidity, manager, other investment companies, portfolio turnover, securities lending, small-capitalization company, and value investing.

ING EMERGING MARKETS FIXED INCOME FUND

Investment Objective: Maximize total return.

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Advisors, B.V.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in debt securities, including fixed-rate instruments, convertible bonds, bonds associated with restructured syndicated or bank loans (e.g., Brady Bonds) and subordinated bonds, of issuers located or primarily conducting their business in emerging market countries. May invest in warrants, structured securities, derivative securities (including futures and forward contracts, options on futures contracts, foreign currencies, securities and stock indices, structured notes and indexed securities, swaps, caps, floors and collars) and below investment-grade bonds (including corporate bonds from emerging markets). The sub-adviser generally invests in securities of various maturities. May also invest in money-market instruments with maturities not exceeding 397 days. May also invest up to 20% its total assets in floating-rate instruments. May invest in other investment companies to the extent permitted under the 1940 Act. The Fund is non-diversified and may invest a higher percentage of its assets in any one issuer.

Main Risks: Convertible securities, credit and interest rate, debt securities, derivatives, diversification, foreign investment, high-yield, lower-grade debt securities, liquidity, other investment companies, price volatility, and securities lending.

ING EVERGREEN OMEGA PORTFOLIO

Investment Objective: Long-term capital growth.

Investment Adviser: Directed Services LLC

Sub-Adviser: Evergreen Investment Management Company, LLC

Main Investments: Invests primarily and under normal conditions substantially all of its assets, in common stocks of U.S. companies across all market capitalizations. May also invest up to 25% of assets in foreign securities. May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Equity securities, foreign investment, growth investing, investment style, liquidity, manager, market capitalization, mid-capitalization company, other investment companies, price volatility, securities lending, and small-capitalization company.

ING FMRSM DIVERSIFIED MID CAP PORTFOLIO

Investment Objective: Long-term growth of capital.

Investment Adviser: Directed Services LLC

Sub-Adviser: Fidelity Management & Research Company

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in securities of companies with medium market capitalizations (defined as those whose market capitalizations are similar to the market capitalizations of companies in the Russell Midcap® Index or the S&P Midcap 400 Index). May also invest in companies with smaller or larger market capitalizations. May invest up to 25% of assets in foreign securities, including emerging markets and may buy and sell futures contracts and other investment companies, including ETFs. May invest in other investment companies to the extent permitted under the 1940 Act.

Main Risks: Derivatives, emerging markets, equity securities, foreign investment, growth investing, liquidity, manager, market and company, market capitalization, mid-capitalization company, other investment companies, portfolio turnover, securities lending, small-capitalization company, and value investing.
30

Description of the Investment Adviser, Sub-Adviser, Investment Objectives,  Main Investments and Risks of the Underlying Funds (continued)

ING FRANKLIN INCOME PORTFOLIO

Investment Objective: Maximize income while maintaining prospects for capital appreciation.

Investment Adviser: Directed Services LLC

Sub-Adviser: Franklin Advisers, Inc.

Main Investments: Invests in a diversified portfolio of debt and equity securities. Debt securities in which the portfolio will invest include bonds, notes and debentures, among others. Equity securities include common stocks, preferred stocks and convertible securities, among others. May invest up to 100% of total assets in debt securities that are rated below investment-grade, but it is not currently expected that the Portfolio will invest more than 50% of its assets in these securities. May invest up to 25% of its assets in foreign securities. It ordinarily buys foreign securities that are traded in the United States or ADRs. May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Call, convertible securities, credit , debt securities, depositary receipts, equity securities, foreign investment, high-yield, lower-grade debt securities, income, interest rate, liquidity, manager, market and company, market trends, maturity, other investment companies, price volatility, securities lending, U.S. government securities and obligations, and value investing.

ING FRANKLIN MUTUAL SHARES PORTFOLIO

Investment Objective: Capital appreciation with a secondary goal of income.

Investment Adviser: Directed Services LLC

Sub-Adviser: Franklin Mutual Advisers, LLC

Main Investments: Invests primarily in equity securities, including common and preferred stocks and convertible securities, of companies of any nation that the sub-adviser believes are available at market prices less than their value based on certain recognized or objective criteria. The Portfolio invests predominantly (up to 100% of its assets) in medium- and large-capitalization companies with market capitalization values greater than $5 billion, although it may invest a portion of its assets in small-capitalization companies and is not limited to pre-set maximums or minimums governing size of companies in which it may invest. May invest significantly (up to 35%) in foreign investments. May also engage from time to time in an “arbitrage” strategy and may invest in distressed companies, including bank debt, lower rated or defaulted debt securities, comparable unrated debt securities, or other indebtedness of, or trade claims against, such companies. The sub-adviser may keep a portion, which may be significant at times, of the Portfolio’s assets in cash or invested in high-quality, short-term money market securities, corporate debt, or direct or indirect U.S. and non-U.S. government and agency obligations. May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Convertible securities, credit, currency, derivatives, equity securities, foreign investment, high-yield, lower-grade debt securities, investment models, liquidity, manager, market capitalization, mid-capitalization company, other investment companies, portfolio turnover, risk arbitrage securities and distressed companies, securities lending, small-capitalization company, sovereign debt, and value investing.

ING GLOBAL RESOURCES PORTFOLIO

Investment Objective: Long-term capital appreciation.

Investment Adviser: Directed Services LLC

Sub-Adviser: ING Investment Management Co.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in the equity securities of companies in the natural resources industries located in a number of different countries, one of which may be the United States. A company is considered to be in a natural resources industry when at least 50% of its assets, revenues, or operating profits are involved in or result from researching, exploring, developing, mining, refining, processing, fabricating, transporting, trading distributing or owning natural resource assets. May invest up to a maximum of 50% of its net assets in any single natural resources industry. May also invest in securities issued by companies that are not in natural resources industries, investment-grade corporate debt, repurchase agreements, derivatives and in commodities
31

Description of the Investment Adviser, Sub-Adviser, Investment Objectives,  Main Investments and Risks of the Underlying Funds (continued) including gold bullion and coins. May invest without limit in securities of foreign issuers, including emerging markets. Equity securities in which the portfolio invests may be listed on the U.S. or foreign securities exchanges or traded over-the-counter and include: common stocks, direct equity interests in trusts, preferred stocks, partnerships (including, master limited partnerships), restricted securities, ADRs and GDRs. Normally invests in companies with a large market capitalization, but may also invest in mid- and small-sized companies. May invest in other investment companies, including ETFs, derivative securities and structured notes. The Portfolio is non-diversified and may invest a significant portion of its assets in a single issuer.

Main Risks: Commodities, debt securities, depositary receipts, derivatives, diversification, emerging markets, equity securities, foreign investment, industry concentration, liquidity, manager, market and company, mid-capitalization company, natural resources, other investment companies, over-the-counter investment, portfolio turnover, restricted and illiquid securities, sector, securities lending, and small-capitalization company.

ING GOLDMAN SACHS COMMODITY STRATEGY PORTFOLIO

Investment Objective: Long-term total return consisting of capital appreciation and income.

Investment Adviser: Directed Services LLC

Sub-Adviser: Goldman Sachs Asset Management, L.P.

Main Investments: Invests in a portfolio of commodity index-linked securities (including leveraged and unleveraged structured notes), other commodity-linked securities and derivative instruments that provide exposure to the performance of the commodities markets, and in other fixed-income and debt instruments. May invest at least 25% of its assets in commodity-linked structured notes. Invests in commodity-linked derivative instruments such as commodity-linked structured notes. Invests in investment-grade fixed-income securities. May invest in corporate securities, U.S. government securities, mortgage-backed securities, asset-backed securities, and fixed-income securities issued by or on behalf of states, territories and possessions of the United States (including District of Columbia) and the political subdivisions, agencies and instrumentalities thereof. May invest up to 35% of its net assets in foreign securities and up to 10% of its assets in non-investment-grade fixed-income securities. May also invest in repurchased agreements, convertible securities, options, futures, forwards and swaps. May invest in other investment companies, including ETFs to the extent permitted under the 1940 Act. The Portfolio is non-diversified and may invest more of its assets in fewer issuers.

Main Risks: Absence of regulation, asset-backed securities, borrowing, call, commodities, convertible securities, credit, currency, debt securities, derivatives, diversification, emerging markets, equity securities, extension, foreign investment, high yield, lower-grade debt securities, industry concentration, interest rate, leveraging, liquidity, manager, market and company, mortgage-related securities, other investment companies, over-the-counter investment, price volatility, sector, securities lending, and U.S. government securities and obligations.

ING GROWTH AND INCOME PORTFOLIO

Investment Objective: Maximize total return.

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co.

Main Investments: Invests at least 65% of its total assets in common stocks believed to have significant potential for capital appreciation or income growth or both. Emphasizes stocks of larger companies. May invest up to 25% in foreign securities. May invest in derivatives, including, but not limited to, put and call options. May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Convertible securities, derivatives, foreign investment, liquidity, market trends, other investment companies, portfolio turnover, price volatility, and securities lending.
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Description of the Investment Adviser, Sub-Adviser, Investment Objectives,  Main Investments and Risks of the Underlying Funds (continued)

ING HANG SENG INDEX PORTFOLIO

Investment Objective: The Portfolio seeks investment results (before fees and expenses) that correspond to the total return of the Hang Seng Index (“Index”).

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies which are, at the time of purchase, included in the Index, convertible securities that are convertible into stocks included in the Index, other derivatives whose economic returns are, by design, closely equivalent to the returns of the Index or its components and exchange-traded funds. Invests principally in common stocks and employs a “passive management” approach designed to track the performance of the Index, which is a free float-adjusted market-capitalization weighted index in Hong Kong. It is used to record and monitor daily changes of the largest companies of the Hong Kong stock market and is the main indicator of the overall market performance in Hong Kong. The Portfolio invests all, or substantially all, of its assets in stocks that make up the Index. The Portfolio may not always hold all of the same securities as the Index. The Portfolio may also invest in stock index futures and other derivatives as a substitute for the sale or purchase of securities in the Index and to provide equity exposure to the Portfolio’s cash position. Although the Portfolio attempts to track, as closely as possible, the performance of the Index, the Portfolio does not always perform exactly like the Index. Unlike the Index, the Portfolio has operating expenses and transaction costs and therefore has a performance disadvantage versus the Index. The Portfolio may also invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Convertible securities, derivatives, foreign investments, geographic focus, index strategy, liquidity, non-diversification status, other investment companies, portfolio turnover, price volatility, and securities lending.

ING INTERMEDIATE BOND PORTFOLIO

Investment Objective: Maximize total return consistent with reasonable risk.

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in bonds including but not limited to, corporate, government, and mortgage bonds which are rated investment-grade. May invest a portion of assets in high-yield (high-risk) debt securities, commonly known as junk bonds. May invest in preferred stocks, high quality money market instruments, municipal bonds, debt securities of foreign issuers, securities denominated in foreign securities, mortgage- and asset-backed securities, options and future contracts involving securities, security indices and interest rates including options and futures contracts denominated in foreign currencies. May engage in dollar roll transactions and swap agreements. May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Credit, derivatives, extension, foreign investment, high-yield, lower-grade debt securities, interest rate, liquidity, mortgage-related securities, other investment companies, portfolio turnover, prepayment, price volatility, securities lending, and U.S. government securities and obligations.

ING INTERNATIONAL INDEX PORTFOLIO

Investment Objective: Investment results that correspond to the total return of a widely accepted international index.

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies and convertible securities that are convertible into stocks included in a widely accepted international index and other derivatives whose economic returns are, by design, closely equivalent to the returns of the index or its components and ETFs. The Portfolio currently invests principally in common stock and employs a “passive management” approach designed to track the performance of the Morgan Stanley Capital International - Europe, Australasia and Far East ® Index (“Index”) which is a market value-weighted index that reflects the performance of approximately
33

Description of the Investment Adviser, Sub-Adviser, Investment Objectives,  Main Investments and Risks of the Underlying Funds (continued) 1,100 securities listed on the stock exchanges of Europe, Australasia and the Far East. Under normal conditions, the Portfolio invests all, or substantially all, of its assets in stocks and financial instruments that provide economic returns closely equivalent to the Index or its components. May also invest in stock index futures and other derivatives as a substitute for the sale or purchase of securities in the Index and to provide equity exposure to the portfolio’s cash position. May also invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Convertible securities, derivatives, foreign investments, index strategy, liquidity, other investment companies, portfolio turnover, price volatility, and securities lending.

ING INTERNATIONAL VALUE PORTFOLIO

Investment Objective: Long-term capital appreciation

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co.

Main Investments: Invests at least 65% of its assets in equity securities of issuers located in a number of different countries outside of the United States. Invests primarily in companies with a large market capitalization, but may also invest in small- and mid-sized companies. Generally invests in common and preferred stocks, warrants and convertible securities. May invest in emerging markets countries. May invest in government debt securities of developed foreign countries. May invest up to 35% of assets in securities of U.S. issuers, including investment-grade government and corporate debt securities. May invest in derivative instruments, including futures, options and swaps. May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Convertible securities, debt securities, derivatives, foreign investment, liquidity, market trends, other investment companies, portfolio turnover, price volatility, securities lending, and value investing.

ING JANUS CONTRARIAN PORTFOLIO

Investment Objective: Capital appreciation.

Investment Adviser: Directed Services LLC

Sub-Adviser: Janus Capital Management LLC

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities with the potential for long-term growth of capital. The Portfolio is non-diversified. May also invest in foreign equity and debt securities, (either directly or through depositary receipts) up to 20% in high-yield debt securities (junk bonds); derivatives; securities purchased on a when-issued, delayed delivery or forward commitment basis; illiquid securities (up to 15%) and may invest more than 25% of its total assets in securities of companies in one or more market sectors. May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Call, credit, debt securities, depositary receipts, derivatives, diversification, equity securities, foreign investment, growth investing, high-yield, lower-grade debt securities, interest rate, liquidity, manager, market and company, market capitalization, maturity, mid-capitalization company, other investment companies, restricted and illiquid securities, sector, securities lending, small-capitalization company, special situations, and value investing.

ING JPMORGAN EMERGING MARKETS EQUITY PORTFOLIO

Investment Objective: Capital appreciation.

Investment Adviser: Directed Services LLC

Sub-Adviser: J.P. Morgan Investment Management Inc.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of issuers located in at least three countries with emerging securities markets. Equity securities in which the portfolio may invest include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants to buy common stocks and privately-placed securities and other investment companies. May also invest to a lesser extent in debt securities of issuers in countries with emerging markets. May invest in derivatives. May invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest. May also invest in high-quality, short-term money market instruments and repurchase agreements. May invest in debt securities,
34

Description of the Investment Adviser, Sub-Adviser, Investment Objectives,  Main Investments and Risks of the Underlying Funds (continued) including high-yield securities which are below investment-grade (junk bonds) and mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. May enter into dollar rolls. May invest in less developed countries by investing in closed-end investment companies that are authorized to invest in those countries, subject to the limitations of the 1940 Act. May invest in other companies, including ETFs, to the extent permitted by the 1940 Act.

Main Risks: Call, convertible securities, credit, currency, debt securities, depositary receipts, derivatives, emerging markets, equity securities, foreign investment, high-yield, lower-grade debt securities, interest rate, liquidity, manager, market and company, mortgage-related securities, other investment companies, restricted and illiquid securities, securities lending, and small-capitalization company.

ING JPMORGAN MID CAP VALUE PORTFOLIO

Investment Objective: Growth from capital appreciation.

Investment Adviser: Directed Services LLC

Sub-Adviser: J.P. Morgan Investment Management, Inc.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of mid-capitalization companies (those with market capitalizations between $1 billion and $20 billion) that the sub-adviser believes are undervalued. Normally invests in securities that are traded on registered exchanges or the over-the-counter market in the United States. May invest in other equity securities, including preferred stocks, convertible securities, foreign securities (including depositary receipts) and derivatives. May use derivatives to hedge various market risks or increase the Portfolio’s income. May invest up to 15% in REITs. May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Convertible securities, currency, depositary receipts, derivatives, equity securities, foreign investment, investment style, liquidity, manager, market and company, mid-capitalization company, other investment companies, over-the-counter investment, price volatility, real estate investment trusts, securities lending, and value investing.

ING JPMORGAN SMALL CAP CORE EQUITY PORTFOLIO

Investment Objective: Capital growth over the long term.

Investment Adviser: Directed Services LLC

Sub-Adviser: J.P. Morgan Investment Management Inc.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of small-capitalization companies (defined as those with market capitalization equal to those within a universe of Russell 2000®Index stocks). May also invest up to 20% of its total assets in each of the following: (i) foreign securities, including depositary receipts; (ii) convertible securities; and (iii) high-quality money market instruments and repurchase agreements. May invest in REITs derivatives. May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Convertible securities, depositary receipts, derivatives, equity securities, foreign investment, growth investing, investment models, liquidity, manager, market and company, market capitalization, mid-capitalization company, mortgage-related securities, other investment companies, real estate investment trusts, securities lending, small-capitalization company, and value investing.

ING JPMORGAN VALUE OPPORTUNITIES PORTFOLIO

Investment Objective: Long-term capital appreciation.

Investment Adviser: Directed Services LLC

Sub-Adviser: J.P.Morgan Investment Management Inc.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of mid- and large-capitalization companies (mid-capitalization companies are those with market capitalizations between $2 billion and $5 billion and large-capitalization companies are those with a market capitalization over $5 billion). Equity securities in which the Portfolio may invest include common stocks, preferred stocks, convertible securities, depositary
35

Description of the Investment Adviser, Sub-Adviser, Investment Objectives,  Main Investments and Risks of the Underlying Funds (continued) receipts and warrants to buy common stocks. May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act. May invest in derivatives (including futures contracts, options and swaps), mortgage-related securities issued by government entities and private issuers, and high-quality money market instruments and repurchase agreements.

Main Risks: Convertible securities, depositary receipts, derivatives, equity securities, foreign investment, interest rate, investment style, liquidity, manager, market and company, market capitalization, mid-capitalization company, mortgage-related securities, other investment companies, price volatility, securities lending, and value investing.

ING LEGG MASON PARTNERS AGGRESSIVE GROWTH PORTFOLIO

Investment Objective: Long-term growth of capital.

Investment Adviser: Directed Services LLC

Sub-Adviser: ClearBridge Advisors LLC

Main Investments: Invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts of emerging growth companies. May invest in securities of large, well-known companies, but may also invest in small- to medium-sized companies. Investments may include securities listed on a securities exchange or traded in the over-the-counter markets. May invest up to 25% of its assets (at the time of investment) directly in foreign securities or in depositary receipts (including emerging market securities) and may have exposure to foreign currencies. May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Convertible securities, currency, depositary receipts, derivatives, emerging growth, emerging markets, equity securities, foreign investment, liquidity, manager, market and company, mid-capitalization company, other investment companies, over-the-counter investment, price volatility, securities lending, and small-capitalization company.

ING LIMITED MATURITY BOND PORTFOLIO

Investment Objective: Highest current income consistent with low risk to principal and liquidity. As a secondary objective, seeks to enhance its total return through capital appreciation when market factors, such as falling interest rates and rising bond prices, indicate that capital appreciation may be available without significant risk to principal.

Investment Adviser: Directed Services LLC

Sub-Adviser: ING Investment Management Co.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in bonds that are primarily limited maturity debt securities. Under normal market conditions, the portfolio maintains significant exposure to government securities. Invests in non-government securities only if rated Baa3 or better by Moody’s or BBB- or better by S&P or Fitch or if not rated, determined that they are of comparable quality. May also invest in: preferred stocks; U.S. government securities, securities of foreign governments and supranational organizations; mortgage bonds; municipal bonds, notes and commercial paper; and debt securities of foreign issuers. May engage in dollar roll transactions and swap agreements, including credit default swaps. May use options and futures contracts involving securities, securities indices and interest rates. A portion of the Portfolio’s assets may be invested in mortgage-backed and asset-backed debt securities. May borrow up to 10% of the value of its net assets. May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act. May purchase private placements of debt securities and other illiquid securities.

Main Risks: Asset-backed securities, borrowing, call, credit, credit derivatives, debt securities, derivatives, equity securities, foreign investment, income, interest rate, leveraging, liquidity, manager, mortgage-related securities, other investment companies, portfolio turnover, restricted and illiquid securities, sector, securities lending, sovereign debt, and U.S. government securities and obligations.

ING LIQUID ASSETS PORTFOLIO

Investment Objective: High level of current income consistent with the preservation of capital and liquidity.

Investment Adviser: Directed Services LLC

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Description of the Investment Adviser, Sub-Adviser, Investment Objectives,  Main Investments and Risks of the Underlying Funds (continued) Sub-Adviser: ING Investment Management Co.

Main Investments: Invests in a portfolio of high-quality, U.S. dollar denominated short-term debt securities that are determined by the sub-adviser to present minimal credit risks. Obligations in which the Portfolio invests generally have remaining maturities of 397 days or less, although upon satisfying certain conditions of Rule 2a-7, the Portfolio may, to the extent otherwise permissible, invest in instruments subject to repurchase agreements and certain variable and floating rate obligations that bear longer final maturities. May invest in obligations permitted to be purchased under Rule 2a-7. May invest more than 25% of its total assets in instruments issued by domestic banks. May significantly invest in securities issued by financial services companies, banks and bank holding companies, investment banks, trust companies, insurance companies, finance companies and broker-dealers. May purchase securities on a when-issued basis and purchase or sell them on a forward commitment basis. May also invest in variable rate master demand obligations. May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Credit, foreign investment, interest rate, liquidity, mortgage-related securities, other investment companies, sector, and U.S. government securities and obligations.

ING LORD ABBETT AFFILIATED PORTFOLIO

Investment Objective: Long-term growth of capital. Current income is a secondary objective.

Investment Adviser: Directed Services LLC

Sub-Adviser: Lord, Abbett & Co. LLC

Main Investments: Invests primarily in equity securities of large, seasoned, U.S. and multinational companies (large companies are defined as those companies in the Russell 1000® Index). Equity securities in which the Portfolio may invest may include common stocks, preferred stocks, convertible securities, warrants and similar instruments. May invest up to 10% of its assets in foreign securities and also may invest in ADRs and similar depositary receipts, which are not subject to the 10% limit on investment. May invest in convertible bonds and convertible preferred stocks, and in derivatives and similar investments. May buy and sell options on securities indices for hedging or cross-hedging purposes and may sell covered call options on its portfolio securities. May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Convertible securities, depositary receipts, derivatives, equity securities, foreign investment, liquidity, manager, market and company, market capitalization, market trends, other investment companies, securities lending, and value investing.

ING MARSICO GROWTH PORTFOLIO

Investment Objective: Capital appreciation.

Investment Adviser: Directed Services LLC

Sub-Adviser: Marsico Capital Management, LLC

Main Investments: Invests primarily in equity securities of companies of any size, selected for their long-term growth potential. Will normally hold a core position of between 35 and 50 common stocks primarily emphasizing larger companies (those with market capitalizations of $4 billion or more). May also invest in foreign securities, including ADRs or other depositary receipts (including emerging markets) and forward foreign currency contracts, futures and options. May invest more than 25% of its total assets in securities of companies in a single market sector. Generally will not invest more than 25% of its total assets in a particular industry within a sector. Substantial cash holdings may increase in the absence of attractive investment opportunities. May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Currency, depositary receipts, derivatives, emerging markets, equity securities, foreign investment, growth investing, investment models, liquidity, manager, market and company, market capitalization, market trends, other investment companies, price volatility, sector, and securities lending.
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Description of the Investment Adviser, Sub-Adviser, Investment Objectives,  Main Investments and Risks of the Underlying Funds (continued)

ING MARSICO INTERNATIONAL OPPORTUNITIES PORTFOLIO

Investment Objective: Long-term growth of capital.

Investment Adviser: Directed Services LLC

Sub-Adviser: Marsico Capital Management, LLC

Main Investments: Invests at least 65% of its total assets in common stocks of foreign companies selected for their long-term growth potential. May invest in companies of any size throughout the world. Invests in issuers from a number of different countries not including the United States. May invest in foreign investments, including ADRs or other depository receipts. May use options, futures and foreign currency contracts. May invest in emerging markets. Some issuers of securities in the portfolio may be based or economically tied to the United States. May invest up to 10% in fixed-income securities and up to 5% in high-yield bonds or mortgage- and asset-backed securities. May invest up to 15% in illiquid securities. May invest more than 25% of its total assets in securities of companies in a single market sector, though it will not invest more than 25% of its total assets in a particular industry within a sector. Substantial cash holdings may increase in the absence of attractive investment opportunities. May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Credit, currency, debt securities, depositary receipts, derivatives, emerging markets, equity securities, foreign investment, growth investing, high-yield, lower-grade debt securities, interest rate, investment models, liquidity, manager, market and company, market capitalization, market trends, mid-capitalization company, mortgage-related securities, other investment companies, over-the-counter investment, price volatility, restricted and illiquid securities, sector, securities lending, and small-capitalization company.

ING MFS UTILITIES PORTFOLIO

Investment Objective: Total return.

Investment Adviser: Directed Services LLC

Sub-Adviser: Massachusetts Financial Services Company

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in securities of issuers in the utilities sector. Issuers in the utilities sector include issuers engaged in the manufacture, production, generation, transmission, sale or distribution of electric, gas or other types of energy, water or other sanitary services and issuers engaged in telecommunications, including telephone, cellular telephone, telegraph, satellite, microwave, cable television and other communications media (not engaged in public broadcasting). May invest in companies of any size. May invest in U.S. and foreign securities, including emerging market securities. May also invest in derivatives and debt instruments, including lower quality debt instruments. May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Call, convertible securities, credit, currency, debt securities, depositary receipts, derivatives, emerging markets, equity securities, foreign investment, high-yield, lower-grade debt securities, interest rate, leveraging, liquidity, market and company, maturity, mortgage-related securities, other investment companies, over-the-counter investment, sector, securities lending, U.S. government securities and obligations, and utilities industry.

ING MIDCAP OPPORTUNITIES PORTFOLIO

Investment Objective: Long-term capital appreciation.

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in common stocks of mid-sized U.S. companies (defined as those whose market capitalizations fall within the range of companies in the Russell MidCap® Growth Index) believed to have growth potential. May also invest in derivatives and foreign securities. May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Derivatives, foreign investment, growth investing, liquidity, market trends, mid-capitalization company, other investment companies, portfolio turnover, price volatility, and securities lending.
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Description of the Investment Adviser, Sub-Adviser, Investment Objectives,  Main Investments and Risks of the Underlying Funds (continued)

ING MULTI-MANAGER INTERNATIONAL SMALL CAP PORTFOLIO

Investment Objective: Maximum long-term capital appreciation.

Investment Adviser: Directed Services LLC

Sub-Advisers: Schroder Investment Management North America, Inc. and American Century Global Investment Management, Inc.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in securities of small-capitalization companies (those that have market capitalization that falls within the range of companies in the Standard & Poor’s Developed Ex-U.S. SmallCap Index between $9.8 million and $7.5 billion.) Invests at least 65% of its assets in companies located outside the United States, including emerging markets. Invests primarily in common stocks or securities convertible into common stocks of international issuers but may invest from time to time in such instruments as in forward currency contracts, futures contracts, other investment companies, including ETFs, rights, ADRs, and GDRs.

Main Risks: Convertible securities, currency, depositary receipts, derivatives, emerging markets, equity securities, foreign investment, growth investing, initial public offerings, investment models, liquidity, manager, market and company, market trends, other investment companies, price volatility, securities lending, small-capitalization company, and value investing.

ING NEUBERGER BERMAN PARTNERS PORTFOLIO

Investment Objective: Capital growth.

Investment Adviser: Directed Services LLC

Sub-Adviser: Neuberger Berman Management LLC.

Main Investments: Invests mainly in common stocks of mid- to large-capitalization companies (mid-capitalization companies are considered to be those with market capitalizations within the Russell Midcap® Index ranged between $24 million and $14.9 billion; and large-capitalization companies are considered to be those with total market capitalizations within the Russell 1000® Index ranged between $24 million and $421.8 billion. May invest a portion of its assets in derivative instruments, including options and futures. May invest up to 20% of its assets in securities of foreign issuers. May also engage in borrowing and lend its securities. May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Currency, derivatives, equity securities, foreign investment, leveraging, liquidity, manager, market and company, mid-capitalization company, other investment companies, price volatility, securities lending, and value investing.

ING OPPENHEIMER GLOBAL PORTFOLIO

Investment Objective: Capital appreciation.

Investment Adviser: Directed Services LLC

Sub-Adviser: OppenheimerFunds, Inc.

Main Investments: Invests mainly in companies in the United States and foreign countries. Currently emphasizes investments in developed markets, but may also invest in emerging markets. The Portfolio does not limit its investments to companies in a particular capitalization range, but currently focuses its investments in mid- and large-capitalization companies. The Portfolio will invest in a number of different countries (one of which may be the United States). May invest up to 15% of its assets in illiquid or restricted securities. May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Asset allocation, convertible securities, credit, currency, debt securities, derivatives, emerging growth, emerging markets, equity securities, foreign investment, geographic focus, growth investing, industry focus, interest rate, liquidity, manager, market and company, mid-capitalization company, other investment companies, over-the-counter investment, price volatility, securities lending, and small-capitalization company.
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Description of the Investment Adviser, Sub-Adviser, Investment Objectives,  Main Investments and Risks of the Underlying Funds (continued)

ING OPPENHEIMER STRATEGIC INCOME PORTFOLIO

Investment Objective: High level of current income principally derived from interest on debt securities.

Investment Adviser: Directed Services LLC

Sub-Adviser: OppenheimerFunds, Inc.

Main Investments: Invests in debt securities of issuers in three market sectors: foreign governments and companies; U.S. government securities; and lower-grade, high-yield securities of U.S. and foreign companies. Those debt securities include foreign government and U.S. government bonds and notes, collateralized mortgage obligations, other mortgage-related and asset-backed securities, participation interest in loans, structured notes, high-yield, lower-grade domestic and foreign corporate debt obligations and zero-coupon or stripped securities. May invest up to 100% of its assets in any one sector at any time. Foreign investments can include debt securities of issuers in developed markets as well as emerging markets. Can use hedging instruments and certain derivatives. The Portfolio does not concentrate 25% or more of its investments in the securities of any one foreign government or in the debt and equity securities of companies in any one industry. May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Credit, credit derivatives, currency, debt securities, derivatives, emerging markets, equity securities, foreign investment, high-yield, lower-grade debt securities, interest rate, liquidity, manager, mortgage-related securities, other investment companies, prepayment, price volatility, sector allocation, securities lending, U.S. government securities and obligations, and zero-coupon.

ING OPPORTUNISTIC LARGE CAP PORTFOLIO

Investment Objective: Growth of capital primarily through investment in a diversified portfolio of common stocks and securities convertible into common stocks.

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in common stocks of large U.S. companies (defined as companies that have market capitalizations of at least $3 billion.) May also invest in stocks of small- and mid-sized companies. May invest up to 25% of its assets in foreign securities including ADRs. May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act. May invest in certain high risk investments, including derivatives such as options and futures, among others.

Main Risks: Convertible securities, derivatives, foreign investment, liquidity, market trends, other investment companies, portfolio turnover, price volatility and securities lending.

ING PIMCO HIGH YIELD PORTFOLIO

Investment Objective: Maximum total return, consistent with preservation of capital and prudent investment management.

Investment Adviser: Directed Services LLC

Sub-Adviser: Pacific Investment Management Company LLC

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in a diversified portfolio of high-yield securities (junk bonds) which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements rated below investment-grade but rated at least CCC/Caa by Moody’s, S&P, or Fitch Ratings, or if unrated, determined to be of comparable quality, subject to a maximum of 5% of total assets in CCC/Caa securities. The remainder of assets may be invested in investment-grade fixed-income investments. May invest up to 20% in non-U.S. dollar-denominated securities and without limit in U.S. dollar-denominated foreign securities (up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries). May invest up to 10% of its total assets in preferred stocks. May invest in fixed-income instruments. May invest in derivatives based on fixed-income instruments, including swaps and its net exposure to derivative securities may be equal to up to 100% of its total assets. May also engage in short sales. May invest all of its assets in mortgage- or asset-backed securities. May, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as “buy backs” or “dollar rolls”). May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.
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Description of the Investment Adviser, Sub-Adviser, Investment Objectives,  Main Investments and Risks of the Underlying Funds (continued)

Main Risks: Borrowing, call, convertible securities, credit, credit derivatives, currency, debt securities, derivatives, emerging markets, equity securities, foreign investment, high-yield, lower-grade debt securities, income, interest rate, leveraging, liquidity, manager, market and company, maturity, mortgage-related securities, other investment companies, portfolio turnover, securities lending, short sales, and U.S. government securities and obligations.

ING PIMCO TOTAL RETURN BOND PORTFOLIO

Investment Objective: Maximum total return, consistent with preservation of capital and prudent investment management.

Investment Adviser: Directed Services LLC

Sub-Adviser: Pacific Investment Management Company LLC

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in a diversified portfolio of fixed-income instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. The average portfolio duration that normally varies within two years (plus or minus) of the Barclays Capital U.S. Aggregate Bond Index. May invest in derivatives based on fixed-income instruments, including swaps. Primarily invests in investment-grade debt securities, but may invest up to 10% of its total assets in high-yield securities (junk bonds). May invest up to 10% of its total assets in preferred stocks. May invest up to 30% of its total assets in non-U.S. dollar-denominated securities and without limit in U.S. dollar-denominated of foreign issuers. Foreign currency exposure normally will be limited to 20% of the Portfolio’s totals assets. May invest up to 15% of its total assets in instruments that are economically tied to emerging market countries. May invest in fixed-income instruments and in derivatives based on fixed-income instruments, including swaps. May engage in short sales. May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Borrowing, call, convertible securities, credit, credit derivatives, currency, debt securities, derivatives, emerging markets, equity securities, foreign investment, high-yield, lower-grade debt securities, income, Illiquid securities, interest rate, leveraging, liquidity, manager, market and company, maturity, mortgage-related securities, other investment companies, portfolio turnover, securities lending, short sales, and U.S. government securities and obligations.

ING PIONEER EQUITY INCOME PORTFOLIO

Investment Objective: Current income and long-term growth of capital from a portfolio consisting primarily of equity securities of U.S. corporations that are expected to produce income.

Investment Adviser: Directed Services LLC

Sub-Adviser: Pioneer Investment Management, Inc.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of U.S. issuers that are expected to produce income. Income-producing equity securities include common stocks, preferred stocks, equity-based ETFs and equity interests in REITs. May invest up to 20% of its total assets in equity and debt securities of non-U.S. corporate issuers and debt securities of non-U.S. corporate issuers. The Portfolio will not invest more than 5% of its total assets in the securities of emerging markets issuers. The remainder of the assets may be invested in debt securities most of which are expected to be convertible into common stocks. May invest up to 10% of its net assets in below investment-grade debt securities, including convertible debt securities. May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Convertible securities, credit, debt securities, emerging markets, equity securities, foreign securities, high-yield, lower-grade debt securities, interest rate, liquidity, manager, market and company, market capitalization, market trends, other investment companies, real estate investment trusts, securities lending, and value investing.

ING PIONEER FUND PORTFOLIO

Investment Objective: Reasonable income and capital growth.

Investment Adviser: Directed Services LLC

Sub-Adviser: Pioneer Investment Management, Inc.

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Description of the Investment Adviser, Sub-Adviser, Investment Objectives,  Main Investments and Risks of the Underlying Funds (continued) Main Investments: Invests in a broad list of carefully selected securities believed to be reasonably priced rather than in securities whose prices reflect a premium resulting from their current market popularity. Invests the major portion of its assets in equity securities, primarily of U.S. issuers. Equity securities include common stocks, convertible debt and other equity instruments such as ETFs that invest primarily in equity securities, equity interests in REITs, depositary receipts, warrants, rights and preferred stocks. May invest up to 20% of its assets in REITs and up to 20% of its assets in foreign issuers. May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Convertible securities, depositary receipts, derivatives, equity securities, foreign investment, liquidity, manager, market and company, other investment companies, real estate investment trusts, securities lending, and value investing.

ING PIONEER HIGH YIELD PORTFOLIO

Investment Objective: Maximize total return through income and capital appreciation.

Investment Adviser: Directed Services LLC

Sub-Adviser: Pioneer Investment Management, Inc.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in below investment-grade (high-yield) debt securities and preferred stocks. May invest in other investment companies, including ETFs and REITs. Invests in securities with a broad range of maturities, and its high-yield securities investments may be convertible into equity securities. May invest more than 25% of its assets in the same market segment. May invest in securities of Canadian issuers to the same extent as securities of U.S. issuers. May invest up to 15% of its assets in foreign securities (excluding Canadian issuers) including debt and equity securities of corporate issuers and debt securities of government issuers in developed and emerging markets. May invest in investment-grade and below investment-grade convertible bonds and preferred stocks that are convertible into equity securities, mortgage-backed and asset-backed securities, mortgage derivatives and structured securities. May also invest in equity securities of U.S. and non-U.S. issuers including common stocks, depositary receipts, warrants, rights and other equity interests. May use derivatives for hedging, and from time to time may use derivatives as a substitute for purchasing or selling securities or to increase the Portfolio’s return. May invest the remainder of its assets in securities with remaining maturities of less than one year, cash equivalents or may hold cash.

Main Risks: Call, convertible securities, credit, credit derivatives, currency, debt securities, depositary receipts, derivatives, emerging markets, equity securities, foreign investment, high-yield, lower-grade debt securities, interest rate, leveraging, liquidity, manager, market and company, mortgage-related securities, other investment companies, prepayment, price volatility, real estate investment trusts, sector, securities lending, value investing, and zero-coupon.

ING PIONEER MID CAP VALUE PORTFOLIO

Investment Objective: Capital appreciation.

Investment Adviser: Directed Services LLC

Sub-Adviser: Pioneer Investment Management, Inc.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of mid-size companies (defined as those companies with market capitalizations of companies included in the Russell Midcap® Value Index or the 3-year rolling average of the market capitalization of the largest company within the Russell Midcap® Value Index as measured at the end of the preceding month, and are not less than the smallest company within the index). Equity securities in which the portfolio invests include common and preferred stocks, depositary receipts, convertible debt, and equity interests in REITs. May invest up to 25% of its total assets in equity and debt securities of non-U.S. issuers. May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Call, convertible securities, debt securities, depositary receipts, derivatives, equity securities, foreign investment, liquidity, manager, market and company, market capitalization, mid-capitalization company, other investment companies, real estate investment trusts, securities lending, and value investing.
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Description of the Investment Adviser, Sub-Adviser, Investment Objectives,  Main Investments and Risks of the Underlying Funds (continued)

ING RUSSELLTM LARGE CAP GROWTH INDEX PORTFOLIO

Investment Objective: Investment results that correspond to the total return of the Russell Top 200® GrowthIndex (“Index”).

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co.

Main Investments: Under normal market conditions, the Portfolio invests at least 80% of its assets, plus borrowings for investment purposes, in equity securities of companies included in the Index, convertible securities that are convertible into stocks included in the Index, other derivatives whose economic returns are, by design, closely equivalent to the returns of the Index or its components and exchange-traded funds. The Portfolio invests principally in common stocks and employs a “passive management” approach designed to track the performance of the Index, which is an unmanaged index that measures the performance of the large-cap growth segment of the U.S. equity universe. The Index includes those Russell Top 200® companies with higher price-to-book ratios and higher forecasted growth values. The Portfolio may not always hold all of the same securities as the Index. The Portfolio may also invest in stock index futures and other derivatives as a substitute for the sale or purchase of securities in the Index and to provide equity exposure to the Portfolio’s cash position. Although the Portfolio attempts to track, as closely as possible, the performance of the Index, the Portfolio does not always perform exactly like the Index. Unlike the Index, the Portfolio has operating expenses and transaction costs and therefore has a performance disadvantage versus the Index. The Portfolio may invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Convertible securities, derivatives, growth investing, index strategy, liquidity, non-diversification status, other investment companies, portfolio turnover, price volatility, and securities lending.

ING RUSSELLTM LARGE CAP INDEX PORTFOLIO

Investment Objective: Investment results that correspond to the total return of the Russell Top 200® Index (“Index”).

Investment Adviser: Directed Services LLC

Sub-Adviser: ING Investment Management, Co.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies included in and convertible securities that are convertible into stocks included in the Index. May invest in other derivatives whose economic returns are, by design, closely equivalent to the returns of the Index, or its components and ETFs. May also invest in stock index futures and other derivatives. May also invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Convertible securities, derivatives, index strategy, liquidity, other investment companies, price volatility, and securities lending.

ING RUSSELLTM LARGE CAP VALUE INDEX PORTFOLIO

Investment Objective: Investment results that correspond to the total return of the Russell Top 200® Value Index (“Index”).

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co.

Main Investments: Under normal conditions, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies which are, at the time of purchase, included in the Index, convertible securities that are convertible into stocks included in the Index, other derivatives whose economic returns are, by design, closely equivalent to the returns of the Index or its components and exchange-traded funds. The Portfolio invests principally in common stocks and employs a “passive management” approach designed to track the performance of the Index, which is an unmanaged index that measures the performance of the large-cap value segment of the U.S. equities universe. The Index includes those Index companies with lower price-to-book ratios and lower expected growth values. The Portfolio invests all, or substantially all, of its assets in stocks that make up the Index. The Portfolio may not always hold all of the same securities as the Index. The Portfolio may also invest in stock index futures and other derivatives as a substitute for the sale or purchase of securities in the Index and to provide equity exposure to the
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Description of the Investment Adviser, Sub-Adviser, Investment Objectives,  Main Investments and Risks of the Underlying Funds (continued) Portfolio’s cash position. Although the Portfolio attempts to track, as closely as possible, the performance of the Index, the Portfolio does not always perform exactly like the Index. Unlike the Index, the Portfolio has operating expenses and transaction costs and therefore has a performance disadvantage versus the Index. The Portfolio may also invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Convertible securities, derivatives, index strategy, liquidity, non-diversification status, other investment companies, portfolio turnover, price volatility, securities lending, and value investing.

ING RUSSELLTM MID CAP GROWTH INDEX PORTFOLIO

Investment Objective: Investment results that correspond to the total return of the Russell Midcap® GrowthIndex (“Index”).

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co.

Main Investments: Under normal conditions, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies which are, at the time of purchase, included in the Index, convertible securities that are convertible into stocks included in the Index, other derivatives whose economic returns are, by design, closely equivalent to the returns of the Index or its components and exchange-traded funds. The Portfolio invests principally in common stocks and employs a “passive management” approach designed to track the performance of the Index, which is an unmanaged index that measures the performance of the mid-cap growth segment of the U.S. equity universe. The Index includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. The Portfolio may also invest in stock index futures and other derivatives as a substitute for the sale or purchase of securities in the Index and to provide equity exposure to the Portfolio’s cash position. Although the Portfolio attempts to track, as closely as possible, the performance of the Index, the Portfolio does not always perform exactly like the Index. Unlike the Index, the Portfolio has operating expenses and transaction costs and therefore has a performance disadvantage versus the Index. The Portfolio may also invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Convertible securities, derivatives, index strategy, liquidity, mid-capitalization company, non-diversification status, other investment companies, portfolio turnover, price volatility, and securities lending.

ING RUSSELLTM MID CAP INDEX PORTFOLIO

Investment Objective: Investment results that correspond to the total return of the Russell Midcap® Index (“Index”).

Investment Adviser: Directed Services LLC

Sub-Adviser: ING Investment Management, Co.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in common and preferred stocks and convertible securities convertible into stocks included in the Index. May invest in other derivatives whose economic returns are, by design, closely equivalent to the returns of the Index or its components and ETFs. May also invest in stock index futures and other derivatives. May also invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Convertible securities, derivatives, index strategy, liquidity, mid-capitalization company, other investment companies, price volatility, and securities lending.

ING RUSSELLTM SMALL CAP INDEX PORTFOLIO

Investment Objective: Investment results that correspond to the total return of the Russell 2000® Index (“Index”).

Investment Adviser: Directed Services LLC

Sub-Adviser: ING Investment Management, Co.

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Description of the Investment Adviser, Sub-Adviser, Investment Objectives,  Main Investments and Risks of the Underlying Funds (continued) Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies included in and convertible securities that are convertible into stocks included in the Index. May invest in other derivatives whose economic returns are, by design, closely equivalent to the returns of the Index or its components and ETFs. May also invest in stock index futures and other derivatives. May also invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Convertible securities, derivatives, index strategy, liquidity, other investment companies, price volatility, securities lending, and small-capitalization company.

ING SMALL COMPANY PORTFOLIO

Investment Objective: Growth of capital.

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co.

Main Investments: Invests in at least 80% of its assets (plus borrowings for investment purposes) in common stocks of small-capitalization companies (defined as those included in the S&P SmallCap 600 Index or the Russell 2000® Index or if not included in either index, have market capitalizations between $3.2 million and $7 billion). May invest in derivatives and foreign securities. May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Derivatives, foreign investment, liquidity, market trends, other investment companies, price volatility, securities lending, and small-capitalization company.

ING SMALLCAP OPPORTUNITIES PORTFOLIO

Investment Objective: Capital appreciation.

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in common stocks of smaller, lesser-known U.S. companies (defined as those with market capitalizations that fall within the range of companies in the Russell 2000® Growth Index). May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Growth investing, liquidity, market trends, other investment companies, price volatility, securities lending, and small-capitalization company.

ING T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO

Investment Objective: Over the long-term, a high total investment return, consistent with the preservation of capital and with prudent investment risk.

Investment Adviser: Directed Services LLC

Sub-Adviser: T. Rowe Price Associates, Inc.

Main Investments: Invests among three asset classes: equity securities, debt securities (including up to 15% in high-yield securities, commonly referred to as junk bonds), and money market instruments. Invests primarily in common stocks of established U.S. companies believed to have potential for growth. Common stocks typically comprise at least half of the Portfolio’s assets. The remaining assets may be invested in other securities, including convertibles, warrants, preferred stocks, corporate and government debt, futures and options. Debt securities and convertible bonds may often constitute a significant portion of the portfolio’s investment portfolio. May purchase debt securities of any maturity and credit quality. Up to 25% of the Portfolio’s net assets may be invested in foreign equity securities. May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act. May also invest in shares of the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund.

45

Description of the Investment Adviser, Sub-Adviser, Investment Objectives,  Main Investments and Risks of the Underlying Funds (continued) Main Risks: Asset allocation, borrowing, call, convertible securities, credit, currency, debt securities, derivatives, equity securities, foreign investment, growth investing, high-yield, lower-grade debt securities, income, interest rate, leveraging, liquidity, manager, market and company, maturity, other investment companies, restricted and illiquid securities, securities lending, special situations, U.S. government securities and obligations, and value investing.

ING T. ROWE PRICE DIVERSIFIED MID CAP GROWTH PORTFOLIO

Investment Objective: Long-term capital appreciation.

Investment Adviser: Directed Services LLC

Sub-Adviser: T. Rowe Price Associates, Inc.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies having a market capitalization within the range of companies in the Russell Midcap® Growth Index or the S&P MidCap 400 Index. Focuses on mid-size companies. Most investments will be in U.S. common stocks but may also invest in foreign stocks, futures and options. May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act. May also invest in shares of the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund.

Main Risks: Currency, derivatives, equity securities, foreign investment, growth investing, liquidity, manager, market and company, mid-capitalization company, other investment companies, price volatility and securities lending.

ING T. ROWE PRICE EQUITY INCOME PORTFOLIO

Investment Objective: Substantial dividend income as well as long-term growth of capital.

Investment Adviser: Directed Services LLC

Sub-Adviser: T. Rowe Price Associates, Inc.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends. May invest in convertible securities, warrants, preferred stocks, foreign securities, debt securities (including high-yield debt securities) and futures and options. May invest in a company through a privately negotiated note or loan, including loan participations and assignments. May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act. May also invest in shares of the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund.

Main Risks: Call, convertible securities, currency, debt securities, derivatives, equity securities, foreign investment, high-yield, lower-grade debt securities, interest rate, liquidity, manager, market and company, other investment companies, securities lending, special situations, and value investing.

ING T. ROWE PRICE GROWTH EQUITY PORTFOLIO

Investment Objective: Long-term capital growth, and secondarily, increasing dividend income.

Investment Adviser: Directed Services LLC

Sub-Adviser: T. Rowe Price Associates, Inc.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in common stocks, with a focus on growth companies. May also purchase foreign securities, hybrid securities, futures, and options. May have exposure to foreign currencies. Investments in foreign securities are limited to 30%. May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act. May also invest in shares of the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund.

Main Risks: Currency, derivatives, equity securities, foreign investment, growth investing, liquidity, manager, market and company, other investment companies, price volatility, and securities lending.
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Description of the Investment Adviser, Sub-Adviser, Investment Objectives,  Main Investments and Risks of the Underlying Funds (continued)

ING TEMPLETON FOREIGN EQUITY PORTFOLIO

Investment Objective: Long-term capital growth.

Investment Adviser: Directed Services LLC

Sub-Adviser: Templeton Investment Counsel, LLC

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in foreign (non-U.S.) equity securities, including countries with emerging securities markets. Equity securities include common stocks, preferred stocks and convertible securities. May also invest a portion of its assets in smaller companies (those companies with market capitalizations of less than $4 billion). May also invest in ADRs, GDRs and EDRs. May also have significant investments in one or more countries or in particular sectors, such as financial institutions or industrial companies. May use certain derivative strategies. May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Convertible securities, credit, currency, debt securities, depositary receipts, derivatives, emerging markets, equity securities, foreign investment, geographic focus, interest rate, liquidity, manager, market and company, other investment companies, price volatility, sector, securities lending, small-capitalization company, and value investing.

ING TEMPLETON GLOBAL GROWTH PORTFOLIO

Investment Objective: Capital appreciation. Current income is only an incidental consideration.

Investment Adviser: Directed Services LLC

Sub-Adviser: Templeton Global Advisors Limited

Main Investments: Invests mainly in equity securities, including common and preferred stocks and convertible securities, of companies located in number of different countries anywhere in the world, including emerging markets. The Portfolio also invests in depositary receipts and derivatives, including up to 5% in options and swap agreements. May invest up to 25% of its total assets in debt securities of companies and governments located anywhere in the world. May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Call, convertible securities, currency, debt securities, depositary receipts, derivatives, emerging markets, equity securities, foreign investment, liquidity, manager, market and company, other investment companies, securities lending, sovereign debt, and value investing.

ING THORNBURG VALUE PORTFOLIO

Investment Objective: Capital appreciation.

Investment Adviser: Directed Services LLC

Sub-Adviser: Thornburg Investment Management Inc.

Main Investments: Invests at least 65% of its net assets in domestic equity securities (primarily common stocks, but also convertible securities selected on a value basis.) May also own a variety of securities, including foreign equity and debt securities and domestic debt securities. May have exposure to emerging markets. May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Convertible securities, credit, currency, debt securities, depositary receipts, emerging markets, equity securities, foreign investment, high-yield, lower-grade debt securities, interest rate, liquidity, manager, market and company, mid-capitalization company, other investment companies, price volatility, securities lending, small-capitalization company, and value investing.
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Description of the Investment Adviser, Sub-Adviser, Investment Objectives,  Main Investments and Risks of the Underlying Funds (continued)

ING UBS U.S. LARGE CAP EQUITY PORTFOLIO

Investment Objective: Long-term growth of capital and future income.

Investment Adviser: Directed Services LLC

Sub-Adviser: UBS Global Asset Management (Americas) Inc.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in U.S. large-capitalization companies (defined as those with a market capitalization within of the Russell 1000® Index). Equity investments include dividend-paying securities, common stocks, preferred stocks and convertible securities. Emphasizes large-capitalization stocks, but may hold small- and mid-capitalization stocks. May invest in use options, futures and other derivatives. May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Convertible securities, currency, derivatives, equity securities, foreign investment, liquidity, manager, market and company, mid-capitalization company, other investment companies, price volatility, securities lending, small-capitalization company, and value investing.

ING U.S. BOND INDEX PORTFOLIO

Investment Objective: Investment results that correspond to the total return of the Barclays Capital U.S. Aggregate Bond (“BCAB”) Index.

Investment Adviser: ING Investments, LLC

Sub-Adviser: Lehman Brothers Asset Management LLC

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in investment-grade debt securities rated at least A by Moody’s Investors Service, Inc. (“Moody’s”) or rated at least A by Standard and Poor’s Ratings services(“S&P”), included in the BCAB Index, derivatives whose economic returns are, by design closely equivalent to the returns of the BCAB Index or its components and ETFs. May also invest in futures and other derivatives. May also invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Credit, derivatives, index strategy, interest rate, liquidity, mortgage-related securities, other investment companies, portfolio turnover, prepayment, price volatility, securities lending, and U.S. government securities and obligations.

ING VAN KAMPEN COMSTOCK PORTFOLIO

Investment Objective: Capital growth and income.

investment Adviser: Directed Services LLC

Sub-Adviser: Van Kampen

Main Investments: Invests in equity securities, including common stocks, preferred stocks and convertible securities. May invest, up to 15% of its assets, in REITs. May invest up to 25% of assets in foreign securities. May also invest, without limitation, in ADRs. May purchase and sell certain derivatives. Generally holds up to 10% of assets in high-quality, short-term debt securities and investment-grade corporate debt securities. May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Convertible securities, credit, currency, debt securities, depositary receipts, derivatives, equity securities, foreign investment, interest rate, liquidity, manager, market and company, mid-capitalization company, other investment companies, price volatility, real estate investment trusts, securities lending, small-capitalization company, and value investing.

ING VAN KAMPEN EQUITY AND INCOME PORTFOLIO

Investment Objective: Total return, consisting of long-term capital appreciation and current income.

Investment Adviser: Directed Services LLC

Sub-Adviser: Van Kampen

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Description of the Investment Adviser, Sub-Adviser, Investment Objectives,  Main Investments and Risks of the Underlying Funds (continued) Main Investments: Invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity and income securities. Invests primarily in income-producing equity instruments (including common stocks, preferred stocks and convertible securities) and investment-grade quality debt securities. Invests at least 65% in income-producing equity securities and up to 10% of its assets in illiquid securities and certain restricted securities. May invest up to 15% in REITs and up to 25% in foreign securities. May purchase and sell certain derivative instruments such as options, futures contracts, options on futures contracts, structured notes and other types of structured investments, and swaps. May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Asset allocation, call, convertible securities, credit, currency, debt securities, derivatives, equity securities, foreign investment, interest rate, liquidity, manager, market and company, mid-capitalization company, mortgage-related securities, other investment companies, prepayment, price volatility, real estate investment trusts, securities lending, small-capitalization company, and value investing.

ING VAN KAMPEN GLOBAL FRANCHISE PORTFOLIO

Investment Objective: Long-term capital appreciation.

Investment Adviser: Directed Services LLC

Sub-Adviser: Van Kampen

Main Investments: Invests primarily in equity securities of companies of any size located throughout the world, based on a value investing approach. May invest in securities of companies of any size. Invests at least 65% in securities of issuers from a number of different countries, which may include the United States. May invest in derivatives, which may include forward contracts, futures contracts, options, swaps, and structured notes. The Portfolio is non-diversified. May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Currency, derivatives, diversification, emerging markets, equity securities, foreign investment, liquidity, manager, market and company, market capitalization, mid-capitalization company, other investment companies, securities lending, small-capitalization company, and value investing.

ING VAN KAMPEN GROWTH AND INCOME PORTFOLIO

Investment Objective: Long-term growth of capital and income.

Investment Adviser: Directed Services LLC

Sub-Adviser: Van Kampen

Main Investments: Invests primarily in what the sub-adviser believes to be income-producing equity securities, including common stocks and convertible securities; although investments are also made in nonconvertible preferred stocks and debt securities rated “investment-grade,” which are securities rated within the four highest grades assigned by S&P’s or by Moody’s. Although the portfolio may invest in companies of any size, the sub-adviser may focus on larger capitalization companies which it believes possess characteristics for improved valuation. May invest up to 15% of its total assets in REITs and up to 25% of its total assets in securities of foreign issuers. May purchase and sell certain derivative instruments, such as options, futures and options on futures. May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Call, convertible securities, debt securities, derivatives, equity securities, foreign investment, growth investing, liquidity, manager, market and company, market capitalization, mid-capitalization company, other investment companies, real estate investment trusts, securities lending, and small-capitalization company.

ING WELLS FARGO SMALL CAP DISCIPLINED PORTFOLIO

Investment Objective: Long-term capital appreciation.

Investment Adviser: Directed Services LLC

Sub-Adviser: Wells Capital Management, Inc.

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Description of the Investment Adviser, Sub-Adviser, Investment Objectives,  Main Investments and Risks of the Underlying Funds (continued) Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in the securities of small-capitalization companies (companies whose market capitalization is similar to that of companies in the Russell 2500TM Index at the time of purchase). May invest in any sector, and at times, the sub-adviser may emphasize one or more particular sectors. May also invest up to 25% of its total assets in foreign securities. May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Equity securities, foreign investment, liquidity, manager, market and company, market capitalization, other investment companies, sector, securities lending, small-capitalization company and value investing.

ING WISDOMTREESM GLOBAL HIGH-YIELDING EQUITY INDEX PORTFOLIO

Investment Objective: Investment returns that closely correspond to the price and yield performance of the WisdomTreeSM Global High-Yielding Equity Index.

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co.

Main Investments: Invests at least 95% of its net assets (plus borrowings for investment purposes) in equity securities of companies included in and derivatives (including futures) whose economic returns are, by design, closely equivalent to the returns of the WisdomTreeSM Global High-Yielding Equity Index. May also invest in shares of other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Concentration, derivatives, foreign investment, index strategy, interest rate, liquidity, non-correlation, other investment companies, portfolio turnover, and price volatility.

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More Information on Risks

Risk is the chance that you will lose money on an investment, or that it will not earn as much as you expect. Every mutual fund has some degree of risk depending on what it invests in and what strategies it uses. Here are some of the key risks you should know about before investing in the LifeStyle Portfolios:

Asset Allocation is No Guarantee Against Loss

Although asset allocation seeks to optimize returns given various levels of risk tolerance, you still may lose money and experience volatility. Market and asset class performance may differ in the future from the historical performance and the assumptions used to form the asset allocations for the LifeStyle Portfolios. Furthermore, ING Investments’ allocation of a Portfolio’s assets to certain asset classes and Underlying Funds may not anticipate market trends successfully. For example, weighting Underlying Funds that invest in common stocks too heavily during a stock market decline may result in a failure to preserve capital. Conversely, investing too heavily in Underlying Funds that invest in fixed-income securities during a period of stock market appreciation may result in lower total return. There is a risk that you could achieve better returns in an Underlying Fund or other mutual funds representing a single asset class than in each Portfolio.

Performance of the Underlying Funds Will Vary

The performance of the LifeStyle Portfolios depends upon the performances of the Underlying Funds, which are affected by changes in the economy and financial markets. The value of a Portfolio changes as the asset values of the Underlying Funds it holds go up or down. The value of your shares will fluctuate and may be worth more or less than the original cost. The timing of your investment may also affect your individual performance.

Temporary Defensive Positions

A Portfolio or an Underlying Fund may depart from its principal investment strategies by temporarily investing for defensive purposes when ING Investments or an investment adviser or sub-adviser of an Underlying Fund believes that adverse market, economic, political or other conditions may affect a Portfolio or Underlying Fund, respectively. Instead, the Portfolio or Underlying Fund may invest in securities believed to present less risk, such as cash items, government securities and short-term paper. While a Portfolio or an Underlying Fund invests defensively, it may not be able to pursue its investment objective. A Portfolio’s or Underlying Fund’s defensive investment position may not be effective in protecting its value.

Conflicts of Interest

In making decisions on the allocation of the assets of the LifeStyle Portfolios among the Underlying Funds, ING Investments is subject to several conflicts of interest because it serves as the investment adviser to the LifeStyle Portfolios, and it or an affiliate serves as investment adviser or sub-adviser to the Underlying Funds. These conflicts could arise because some Underlying Funds pay advisory fees that are higher than others, and some Underlying Funds have a sub-adviser that is affiliated with ING Investments, while others do not. ING Investments subsidizes the expenses of some of the Underlying Funds, but does not subsidize others. Further, ING Investments may believe that a redemption from an Underlying Fund will be harmful to that Underlying Fund or to ING Investments or an affiliate. The Adviser may believe that an Underlying Fund may benefit from additional assets to increase its size, to offset redemptions or for other reasons. Allocation assets to a newly-formed Underlying Fund may provide seed capital to that Underying Fund, which may obviate the need for the Adviser or an affiliate to provide seed capital. Therefore, ING Investments may have incentives to allocate and reallocate in a fashion that would advance its own interests or the interests of an Underlying Fund rather than a Portfolio.

The Adviser may also be subject to other conflicts of interest. The Adviser’s insurance company affiliates that issue the Variable Contracts bear investment risk for guarantees and benefits under those Variable Contracts and related riders. An insurer may suggest specifications for the risk/return characteristics of investment options offered under its Variable Contracts including the Portfolio, or may believe that the Portfolio’s selection and allocation to particular Underlying Funds could lesses the insurance company’s potential investment risk or make it easier for the insurance company to hedge its investment risk. While ING Investments uses and allocation committee and an investment process intended to produce allocation decisions that are in the best interest of the Portfolio and its shareholders, investors bear the risk that decisions may be influenced by this and other potential conflicts of interest.

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More Information on Risks (continued) ING Investments has informed the Trust’s Board of Trustees (“Board”) that its investment process may be influenced by an independent consulting firm, and that it has developed an investment process using an allocation committee to make sure that the LifeStyle Portfolios are managed in the best interest of shareholders of the LifeStyle Portfolios. Nonetheless, investors bear the risk that ING Investments’ allocation decisions may be affected by its conflicts of interest.

Risks Associated with an Investment in the Underlying Funds

Each Portfolio is also affected by other kinds of risks, depending on the types of securities held by or strategies used by the Underlying Funds, such as:

Asset Allocation Risk.  Certain of the Underlying Funds will allocate its investments between equity and fixed-income securities, and among various segments of the equity and fixed-income markets, based upon judgments made by the sub-adviser. An Underlying Fund that uses a market sector or asset allocation model could miss attractive investment opportunities by underweighting markets or sectors where there are significant returns, and could lose value by overweighting those where there are significant declines, or may not correctly predict the times to shift assets from one type of investment to another.

Asset-Backed Securities Risk.  Certain Underlying Funds may invest in asset-backed securities. The principal on asset-backed securities, like mortgage-related securities, may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and commercial mortgage-backed securities generally experience less prepayment than residential mortgage-related securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by an Underlying Fund will generally be at lower rates of return than the return on the assets which were prepaid. Certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection. An Underlying Fund’s investments in commercial mortgage-backed securities with several classes may be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit and prepayment risks. Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

Borrowing Risk.  An Underlying Fund may borrow for temporary emergency purposes, including to meet redemptions. Borrowing may exaggerate changes in the net asset value of an Underlying Fund’s shares and in the Underlying Fund’s return. Borrowing will cost the Underlying Fund interest expense and other fees. The cost of borrowing may reduce the Underlying Fund’s return.

Call Risk.  During periods of falling interest rates, a bond issuer may “call,” or repay, its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, an Underlying Fund would experience a decline in income.

Commodities Risk.  Certain Underlying Funds invest in commodities. Commodity prices fluctuate for several reasons, including changes in market and economic conditions, the impact of weather on demand, levels of domestic production and imported commodities, energy conservation, domestic and foreign governmental regulation and taxation and the availability of local, intrastate and interstate transportation systems. Volatility of commodity prices, which may lead to a reduction in production or supply, may also negatively impact the performance of companies in natural resources industries that are solely involved in the transportation, processing, storing, distribution or marketing of commodities. Volatility of commodity prices may also make it more difficult for companies in natural resources industries to raise capital to the extent the market perceives that their performance may be directly or indirectly tied to commodity prices.

Convertible Securities Risk.  Certain Underlying Funds may invest in convertible securities. The value of convertible securities may fall when interest rates rise and increase when interest rates fall. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. Their value also tends to change whenever the market value of the underlying common preferred stock fluctuates. An Underlying Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

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More Information on Risks (continued) Credit Risk.  The Underlying Fund could lose money if a bond issuer (debtor) fails to repay interest and principal in a timely manner or it goes bankrupt. This is especially true during periods of economic uncertainty or economic downturns. High-yield/high-risk bonds are especially subject to credit risk and are considered to be mostly speculative in nature.

Credit Derivatives Risk.  Certain Underlying Funds may enter into credit default swaps, both directly and indirectly in the form of a swap embedded within a structured note, to protect against the risk that a security will default. An Underlying Fund pays a fee to enter into the trade and receives a fixed payment during the life of the swap. If there is a credit event, an Underlying Fund either delivers the defaulted bond (if the Underlying Fund has taken the short position in the credit default swap note) or pays the par amount of the defaulted bond (if the Underlying Fund has taken the long position in the credit default swap note). Risks of credit default swaps include the cost of paying for credit protection if there are no credit events.

Currency Risk.  Underlying Funds that invest directly in foreign currencies or in securities denominated in or that trade in foreign (non-U.S.) currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls, or other political or economic developments in the United States or abroad. As a result, an Underlying Fund’s investments in foreign currency-denominated securities may reduce the value of an Underlying Fund’s assets.

Debt Securities Risk.  The value of debt securities may fall when interest rates rise. Debt securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter maturities. In addition, debt securities, such as bonds, involve credit risk as described above. The degree of credit risk depends on the issuer’s financial condition and on the terms of the bond. These securities are also subject to interest rate risk. This is the risk that the value of the security may fall when interest rates rise. In general, the market price of debt securities with longer maturities tends to be more volatile in response to changes in interest rates than the market price of shorter-term securities.

Depositary Receipts Risk.  Certain Underlying Funds may invest in depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Investments in depositary receipts involve risks similar to those accompanying direct investments in foreign securities.

Derivatives Risk.  Certain Underlying Funds may use futures, options, swaps and other derivative instruments to hedge or protect the Underlying Fund from adverse movements in the securities’ prices and interest rates or as an investment strategy to help attain the Underlying Fund’s investment objective. An Underlying Fund may also use a variety of currency hedging techniques, including foreign currency contracts, to attempt to hedge exchange rate risk or to gain exposure to a particular currency. An Underlying Fund’s use of derivatives could reduce returns, may not be liquid, and may not correlate precisely to the underlying securities or index. Derivative securities are subject to market risk, which could be significant for those derivatives that have a leveraging effect that could increase the volatility of an Underlying Fund and may reduce returns for the Underlying Fund. Derivatives are also subject to credit risks related to the counterparty’s ability to perform, and any deterioration in the counterparty’s creditworthiness could adversely affect the instrument. A risk of using derivatives is that the sub-adviser might imperfectly judge the market’s direction, which could render a hedging strategy ineffective or have an adverse effect on the value of the derivative.

Diversification Risk.  Each Portfolio may invest in Underlying Funds that are considered “non-diversified.” An Underlying Fund subject to diversification risk may be classified as a non-diversified investment company under the 1940 Act. This means that the Underlying Fund is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer. Declines in the value of that single company can significantly impact the value of the Underlying Fund. The investment of a large percentage of an Underlying Fund’s assets in the securities of a small number of issuers causes greater exposure to each of those issuers than for a more diversified fund, and may cause the Underlying Fund’s share price to fluctuate more than that of a diversified company.

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More Information on Risks (continued) Emerging Growth Risk.  An Underlying Fund’s performance is particularly sensitive to changes in the value of emerging growth companies. Investments in emerging growth companies may be subject to more abrupt or erratic market movements and may involve greater risks than investments in more established companies. A decline in the value of these types of securities may result in a decline in a an Underlying Fund’s net asset value and the value of your investment.

Emerging Markets Risk.  Emerging market countries are generally defined as countries in the initial stage of their industrialization cycles with low per capita income. Investment in emerging market countries presents risks to a greater degree than, and in addition to, those presented by investment in foreign issuers in general as these countries may be less politically and economically stable than other countries. A number of emerging market countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar from time to time, and devaluation may occur after investments in those currencies by an Underlying Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

It may be more difficult to buy and sell securities in emerging market countries as many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in emerging market countries that a future economic or political crisis could lead to: price controls; forced mergers of companies; expropriation or confiscatory taxation; seizure; nationalization; foreign exchange controls that restrict the transfer of currency from a given country; or creation of government monopolies.

Equity Securities Risk.  The Underlying Funds may invest in equity securities. Equity securities include common, preferred and convertible preferred stocks and securities with values that are tied to the price of the stocks, such as rights, warrants and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of an investment in equities. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. The value of equity securities purchased by an Underlying Fund could decline if the financial condition of the companies decline or if overall market and economic conditions deteriorate. Even investment in high quality or “blue chip” equity securities or securities of established companies with large market capitalizations (which generally have strong financial characteristics) can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be able to react less quickly to a change in the marketplace.

Extension Risk.  Slower than expected principal payments on a mortgage-backed or asset-backed security may extend such security’s life, thereby locking in a below-market interest rate, increasing the security’s duration and reducing the value of the security.

Foreign Investment Risk.  Certain Underlying Funds may invest in foreign securities. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates; unstable political, social, and economic conditions; possible security illiquidity; a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositories than those in the United States; less standardization of accounting standards and market regulations in certain foreign countries; foreign taxation issues; and varying foreign controls on investments. Foreign investments may also be affected by administrative difficulties, such as delays in clearing and settling transactions. In addition, securities of foreign companies may be denominated in foreign currencies and the costs of buying, selling, and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. To the extent an Underlying Fund invests in American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), and Global Depositary Receipts (“GDRs”) it is subject to risks of foreign investments, and it may not always track the price of the underlying foreign security. These factors make foreign investments more volatile and potentially less liquid than U.S. investments.

Geographic Focus Risk.  Concentrating investments in a limited number of countries, may increase the risk that economic, political and social conditions in those countries will have a significant impact on performance.

Growth Investing Risk.  Growth-oriented stocks typically sell at relatively high valuations as compared to other types of securities. Securities of growth companies may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth potential, they may be more volatile since such companies
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More Information on Risks (continued) usually invest a high portion of earnings in their business, and they may lack the dividends of value stocks that can cushion stock prices in a falling market. The market may not favor growth-oriented stocks or may not favor equities at all. In addition, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth. Historically, growth-oriented stocks have been more volatile than value-oriented stocks.

Headline Risk.  To take advantage of an attractive valuation, an Underlying Fund may invest in a company when a company becomes the center of controversy after receiving adverse media attention. The company may be involved in litigation, the company’s financial reports or corporate governance may be challenged, the company’s annual shareholder report may disclose a weakness in internal controls, investors may question the company’s published financial reports, greater government regulation may be contemplated, or other adverse events may threaten the company’s future. There is a risk that the company’s stock may never recover.

High-Yield, Lower-Grade Debt Securities Risk.  Certain Underlying Funds may invest in high-yield, lower-grade debt securities. High-yield debt securities (commonly referred to as “junk bonds”) generally present a greater credit risk that an issuer cannot make timely payment of interest or principal than an issuer of a higher-quality debt security, and typically have greater potential price volatility and principal and income risk. Changes in interest rates, the market’s perception of the issuers and the credit worthiness of the issuers may significantly affect the value of these bonds. High-yield bonds are not considered investment-grade, and are regarded as predominantly speculative with respect to the issuing company’s continuing ability to meet principal and interest payments. The secondary market in which high-yield securities are traded may be less liquid than the market for higher-grade bonds. It may be more difficult to value less liquid high-yield securities, and determination of their value may involve elements of judgment.

Income Risk.  An Underlying Fund’s income may fall due to falling interest rates. Income risk is generally the greatest for short-term bonds and the least for long-term bonds. Changes in interest rates will affect bond prices as well as bond income and the rate on which income and maturing instruments can be reinvested. The risk is typically greater for those Underlying Funds that invest in short-term debt securities.

Index Strategy Risk.  Certain Underlying Funds use an indexing strategy that does not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor stock performance. The correlation between an Underlying Fund and the index performance may be affected by the Underlying Fund’s expenses, and the timing of purchases and redemptions of the Underlying Fund’s shares.

Industry Focus Risk.  An Underlying Fund that invests more than 25% of its assets in an industry or group of industries may be adversely affected by developments affecting the industry or industries. Stocks of issuers in a particular industry may be affected by changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry more than others. The value of shares of such an Underlying Fund may fluctuate more than if it invested in a broader variety of industries.

Inflation-Index Bonds Risk.  Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Initial Public Offerings (“IPOs”) Risk.  IPOs may be more volatile than other securities. IPOs may have a magnified impact on an Underlying Fund during the start-up phase when the Underlying Fund’s asset base is relatively small. However, there is no assurance that the Underlying Fund will have access to profitable IPOs. As assets grow, the effect of IPOs on the Underlying Fund’s performance will not likely be as significant. Furthermore, stocks of newly-public companies may decline shortly after the IPO.

Interest Rate Risk.  The value of debt securities and short-term money market instruments generally tend to move in the opposite direction to interest rates. When interest rates are rising, the prices of debt securities tend to fall. When interest rates are falling, the prices of debt securities tend to rise. Bonds with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than bonds with shorter durations or money market instruments. Further, economic and market conditions may cause issuers to default or go bankrupt.

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More Information on Risks (continued) Investment by Funds-of-Funds Risk.  Each of the Underlying Funds’ shares may be purchased by other investment companies, including the LifeStyle Portfolios. In some cases, the Underlying Fund may experience large inflows or redemptions due to allocations or rebalancings by the LifeStyle Portfolios or other investment companies. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. ING Investments will monitor transactions by the LifeStyle Portfolios and will attempt to minimize any adverse effects on the Underlying Funds and the LifeStyle Portfolios as a result of these transactions. So long as an Underlying Fund accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.

Investment Models Risk.  The proprietary models used by an Underlying Fund’s sub-adviser to evaluate securities or securities markets are based on the sub-adviser’s understanding of the interplay of market factors and do not assure successful investment. The markets, or the price of individual securities, may be affected by the factors not foreseen in developing the models.

Investment Style Risk.  Securities with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. An Underlying Fund may outperform or underperform other portfolios that employ a different style. An Underlying Fund may also employ a combination of styles that impact its risk characteristics. Examples of different styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s earnings growth potential. Growth-oriented funds will typically underperform when value investing is in favor, and vice versa.

Issuer Concentration Risk.  Because an Underlying Fund may invest a relatively large percentage of its assets in a single issuer, an Underlying Fund’s performance may be particularly sensitive to changes in the value of securities of these issuers.

Leveraging Risk.  Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls. To mitigate leveraging risk, an Underlying Fund will segregate liquid assets on the books of the Underlying Fund or otherwise cover the transactions. The use of leverage may cause an Underlying Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases or decreases in the value of an Underlying Fund’s portfolio will be magnified when the Underlying Fund uses leverage. An Underlying Fund will also have to pay interest on its borrowings, reducing the Underlying Fund’s return. This interest expense may be greater than an Underlying Fund’s return on the underlying investment.

Liquidity Risk.  Although certain Underlying Funds expect to invest in debt securities issued, guaranteed or otherwise backed by the U.S. government or its agencies and instrumentalities, the Underlying Fund may make investments in securities that may become less liquid in response to market developments or adverse investor perceptions. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Underlying Fund may have to accept a lower price or may not be able to sell the security at all. An inability to sell a portfolio position can adversely affect the Underlying Fund’s value or prevent the Underlying Fund from being able to take advantage of other investment opportunities. Additionally, in order to meet redemption requests, the Underlying Fund may be forced to sell liquid securities at an unfavorable time and on unfavorable conditions causing a loss to the Underling Fund.

Manager Risk.  An Underlying Fund’s sub-adviser will apply investment techniques and risk analyses in making investment decisions for an Underlying Fund, but there can be no assurance that these will achieve an Underlying Fund’s objective. An Underlying Fund’s sub-adviser could do a poor job in executing an investment strategy. An Underlying Fund’s sub-adviser may use investment techniques or invest in securities that are not part of an Underlying Fund’s principal investment strategy. For example, if market conditions warrant, Underlying Funds that invest principally in equity securities may temporarily invest in U.S. government securities, high-quality corporate fixed-income securities, mortgage-related and asset-backed securities or money market instruments. Likewise, Underlying Funds that invest principally in small- to mid-sized companies may shift to preferred stocks and larger-capitalization stocks. These shifts may alter the risk/return characteristics of the Underlying Funds and cause them to miss investment opportunities. Individuals primarily responsible for managing the Underlying Fund may leave their firm or be replaced.

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More Information on Risks (continued) Many sub-advisers of equity funds employ styles that are characterized as “value” or “growth.” However, these terms can have different application by different managers. One sub-adviser’s value approach may be different from another, and one sub-adviser’s growth approach may be different from another. For example, some value managers employ a style in which they seek to identify companies that they believe are valued at a more substantial or “deeper discount” to a company’s net worth than other value managers. Therefore, some funds that are characterized as growth or value can have greater volatility than other funds managed by other managers in a growth or value style.

Market and Company Risk.  The price of a security held by an Underlying Fund may fall due to changing economic, political or market conditions or disappointing earnings or losses. Stock prices in general may decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Further, even though the stock market is cyclical in nature, returns from a particular stock market segment in which an Underlying Fund invests may still trail returns from the overall stock market.

Market Capitalization Risk.  Stocks fall into three broad market capitalization categories — large, mid and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of small- or mid-capitalization companies, investors may migrate to the stocks of small- and mid-sized companies causing an Underlying Fund that invests in these companies to increase in value more rapidly than an Underlying Fund that invests in larger, fully-valued companies. Investing in small- and mid-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of small- and mid-capitalization companies may decline significantly in market downturns.

Market Trends Risk.  Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. For instance, from time to time, the stock market may not favor growth-oriented securities. Rather, the market could favor value-oriented securities or may not favor equity securities at all. Accordingly, the performance of an Underlying Fund may at times be better or worse than the performance of funds that focus on other types of stocks, or that have a broader investment style.

Maturity Risk.  Interest rate risk will affect the price of a fixed-income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed-income securities with longer maturities will therefore be more volatile than other fixed-income securities with shorter maturities. Conversely, fixed-income securities with shorter maturities will be less volatile but generally provide lower returns than fixed-income securities with longer maturities. The average maturity of an Underlying Fund’s fixed-income investments will affect the volatility of the Underlying Fund’s share price.

Mid-Capitalization Company Risk.  Investment in securities of mid-capitalization companies entails greater risks than investments in larger, more established companies. Mid-capitalization companies tend to have more narrow product lines, more limited financial resources, a more limited trading market for their stocks, and may be dependent on a few key managers, as compared with larger companies. As a result, their stock prices may decline significantly as market conditions change. Securities of mid-capitalization companies tend to be more volatile and less liquid than stocks of larger companies.

Mortgage-Related Securities Risk.  Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, an Underlying Fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of an Underlying Fund because the Underlying Fund will have to reinvest that money at the lower prevailing interest rates.

Natural Resources Risk.  Certain Underlying Funds invest in securities of companies involved in natural resources. These securities of may be subject to broad price fluctuations, reflecting volatility of energy and basic materials’ prices and possible instability of supply of various natural resources. In addition, some companies may be subject to the risks generally associated with extraction of natural resources, such as the risks of mining and oil drilling, and the risks of the hazards associated with natural resources, such as fire, drought, increased regulatory and environmental costs. The production and marketing of natural resources may be affected by action and changes in governments.

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More Information on Risks (continued) Non-Correlation Risk.  The performance of the Underlying Fund and the Index may vary somewhat for a variety of reasons. For example, the Underlying Fund incurs operating expenses and portfolio transaction costs not incurred by the Index. In addition, the Underlying Fund may not be fully invested in the securities of the Index at all times. The use of sampling techniques may affect the Underlying Fund’s ability to achieve close correlation with the Index.

Over-the-Counter Investment Risk.  Investing in securities traded on the over-the-counter (“OTC”) securities market can involve greater risk than is customarily associated with investing in securities traded on the New York or American Stock Exchanges since OTC securities are generally securities of companies that are smaller or newer than those listed on the New York or American Stock Exchanges. For example, these companies often have limited product lines, markets, or financial resources, may be dependent for management on one or a few key persons, and can be more susceptible to losses. Also, their securities may be thinly traded (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts, and may be subject to wider price swings and thus, may create a greater risk of loss than securities of larger capitalization or established companies.

Other Investment Companies Risk.  Certain Underlying Funds may invest in other investment companies to the extent permitted by the 1940 Act and the rules and regulations thereunder. These may include exchange-traded funds (“ETFs”) and Holding Company Depositary Receipts (“HOLDRs”), among others. ETFs are exchange-traded investment companies that are designed to provide investment results corresponding to an equity index and include, among others, Standard & Poor’s Depositary Receipts (“SPDRs”), PowerShares QQQTM (“QQQQ”), Dow Jones Industrial Average Tracking Stocks (“Diamonds”) and iShares exchange-traded funds (“iShares”). The main risk of investing in other investment companies (including ETFs and HOLDRs) is that the value of the underlying securities held by the investment company might decrease. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions. Because the Underlying Fund may invest in other investment companies, you will pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees) in addition to the expenses of the Underlying Fund. Additional risks of investments in ETFs include: (i) an active trading market for an ETF’s shares may not develop or be maintained; or (ii) trading may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts trading generally. Because HOLDRs concentrate in the stocks of a particular industry, trends in that industry may have a dramatic impact on their value.

To seek to achieve a return on uninvested cash or for other reasons, certain Underlying Funds may invest their assets in ING Institutional Prime Money Market Fund and/or one or more other money market funds advised by ING affiliates (“ING Money Market Funds”). An Underlying Fund’s purchase of shares of an ING Money Market Fund will result in the Underlying Fund paying a proportionate share of the expenses of the ING Money Market Fund. The Underlying Fund’s Adviser will waive its fee in an amount equal to the advisory fee received by the adviser of the ING Money Market Fund in which the Underlying Fund invests resulting from the Underlying Fund’s investment into the ING Money Market Fund.

Portfolio Turnover Risk.  Changes to the investments of an Underlying Fund may be made regardless of the length of time particular investments have been held. A high portfolio turnover rate generally involves greater expenses, including brokerage commissions and other transactional costs, which may have an adverse impact on performance. The portfolio turnover rate of an Underlying Fund will vary from year to year, as well as within a year.

Prepayment Risk.  The Underlying Fund may invest in mortgage-related securities, which can be paid off early if the borrowers on the underlying mortgages pay off their mortgages sooner than scheduled. If interest rates are falling, the Underlying Fund will be forced to reinvest this money at lower yields.

Price Volatility Risk.  The value of an Underlying Fund changes as the prices of its investments go up or down. Equity and debt securities face market, issuer, and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.

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More Information on Risks (continued) Real Estate Investment Trusts Risk.  Investment in REITs exposes an Underlying Fund to the risks similar to those associated with the direct ownership of real estate including terrorist attacks, war or other acts that destroy real property (in addition to securities market risks). Some REITs may invest in a limited number of properties, in a narrow geographic area, or in a single property type, which increases the risk that the Underlying Fund could be unfavorably affected by the poor performance of a single investment or investment type. These companies are also sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. Borrowers could default on or sell investments the REIT holds, which could reduce the cash flow needed to make distributions to investors. In addition, REITs may also be affected by tax and regulatory requirements in that a REIT may not qualify for preferential tax treatments or exemptions. REITs require specialized management and pay management expenses.

Restricted and Illiquid Securities Risk.  If a security is illiquid, an Underlying Fund might be unable to sell the security at a time when the Underlying Fund’s sub-adviser might wish to sell, and the security could have the effect of decreasing the overall level of the Underlying Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount an Underlying Fund could realize upon disposition. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets. This may also include Rule 144A securities which are restricted securities that can be resold to qualified institutional buyers but not to the general public. Rule 144A securities may have an active trading market, but carry the risk that the active trading market may not continue.

Risk Arbitrage Securities and Distressed Companies Risk.  Certain Underlying Funds, and in particular the ING Franklin Mutual Shares Portfolio, may invest in risk arbitrage securities and distressed companies. Risk arbitrage securities are securities of companies involved in restructurings (such as mergers, acquisitions, consolidations, liquidations, spinoffs, or tender or exchange offers) or that the Underlying Fund’s Sub-Adviser believes are cheap relative to an economically equivalent security of the same or another company. Distressed companies are companies that are, or are about to be, involved in reorganizations, financial restructurings or bankruptcy.

A merger or other restructuring, tender or exchange offer proposed at the time an Underlying Fund invests in risk arbitrage securities may not be completed on the terms or within the time frame contemplated, resulting in losses to the Underlying Fund. Debt obligations of distressed companies typically are unrated, lower-rated, in default or close to default. Also, securities of distressed companies are generally more likely to become worthless than the securities of more financially stable companies.

Sector Risk.  A sector is a group of selected industries, such as technology. An Underlying Fund may, at times, invest significant assets in securities of issuers in one or more sectors of the economy or stock market, such as technology. To the extent an Underlying Fund’s assets are concentrated in a single market sector, volatility in that sector will have a greater impact on the Underlying Fund than it would on an Underlying Fund that has securities representing a broader range of investments.

Securities Lending Risk.  An Underlying Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, an Underlying Fund may lose money and there may be a delay in recovering the loaned securities. An Underlying Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of instruments made with cash collateral. These events could trigger adverse tax consequences to the Underlying Fund. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Underlying Fund. When an Underlying Fund lends its securities, it is responsible for investing the cash collateral it receives from the borrower of the securities, and the Underlying Fund could incur losses in connection with the investment of such cash collateral.

Small-Capitalization Company Risk.  Investment in securities of small companies may entail greater risk than investments in larger, more established companies. Smaller companies may have limited product lines and market diversification or fewer financial resources, and may be dependent on a few key managers. Their securities may trade less frequently and in more limited volume than the securities of larger companies. Consequently, the prices of small company stocks tend to rise and fall in value more than other stocks, and/or may be less liquid. When selling a large quantity of a particular stock, an Underlying Fund may have to sell at a discount from quoted prices or may have to make a series of small
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More Information on Risks (continued) sales over an extended period of time due to the more limited trading volume of smaller company stocks. Although investing in small companies offers potential for above-average returns, the companies may not succeed, and the value of stock shares could decline significantly. Securities of smaller companies tend to be more volatile and less liquid than stocks of larger companies. These companies are also likely to have more limited product lines, capital resources, management depth and their securities trade less frequently and more limited volumes than securities of larger companies.

Sovereign Debt Risk.  Certain Underlying Funds may invest in sovereign debt securities. These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position relative to its economy, or its failure to put in place economic reforms required by the International Monetary Fund or other agencies. If a government entity defaults, it may ask for more time in which to pay, or for further loans. There is no legal process for collecting sovereign debts that a government does not pay, or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

Special Situations Risk.  Certain Underlying Funds may make special situation investments, which arise when an Underlying Fund believes that the securities of a particular company will appreciate in value within a reasonable period because of unique circumstances applicable to the company. Special situations often involve much greater risk than is inherent in ordinary investment securities. Investments in special situation companies may not appreciate and an Underlying Fund’s performance could suffer if the anticipated development in a “special situation” investment does not occur or does not have the anticipated result.

U.S. Government Securities and Obligations Risk.  Some U.S. government securities are backed by the full faith and credit of the U.S. government and are guaranteed as to both principal and interest by the U.S. Treasury. These include direct obligations such as U.S. Treasury notes, bills and bonds, as well as indirect obligations such as the Government National Mortgage Association (“GNMA”). Other U.S. government securities are not direct obligations of the U.S. Treasury, but rather are backed by the ability to borrow directly from the U.S. Treasury. Still others are supported solely by the credit of the agency or instrumentality itself and are neither guaranteed nor insured by the U.S. government. No assurance can be given that the U.S. government securities would provide financial support to such agencies if needed. U.S. government securities may be subject to varying degrees of credit risk and all U.S. government securities may be subject to price declines due to changing interest rates. Securities directly supported by the full faith and credit of the U.S. government have less credit risk.

Value Investing Risk.  Certain Underlying Funds invest in “value” stocks. A sub-adviser to an Underlying Fund may be wrong in its assessment of a company’s value and the stocks the Underlying Fund holds may not reach what the sub-adviser believes are their full values. A particular risk of an Underlying Fund’s value approach is that some holdings may not recover and provide the capital growth anticipated or a stock judged to be undervalued may actually be appropriately priced. Further, because the prices of value-oriented securities tend to correlate more closely with economic cycles than growth-oriented securities, they generally are more sensitive to changing economic conditions, such as changes in interest rates, corporate earnings, and industrial production. The market may not favor value-oriented stocks and may not favor equities at all. During those periods, the Underlying Fund’s relative performance may suffer.

When Issued and Delayed Delivery Securities and Forward Commitments Risk.  An Underlying Fund may purchase or sell securities that it is entitled to receive on a when issued basis. An Underlying Fund may also purchase or sell securities on a delayed delivery basis or through a forward commitment. When issued and delayed delivery securities and forward commitments involve the risk that the security an Underlying Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party will not meet its obligation. If this occurs, the Underlying Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Zero-Coupon Risk.  Zero-coupon and stripped securities are subject to greater fluctuations in price from interest rate changes than conventional interest-bearing securities. An Underlying Fund may have to pay out the imputed income on zero-coupon securities without receiving the actual cash currently. The values of interest-only and principal-only mortgage-related securities also are subject to prepayment risk and interest rate risk.

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Management and Other Service Providers

Management of the LifeStyle Portfolios

Adviser. ING Investments serves as the investment adviser to each of the LifeStyle Portfolios. ING Investments is registered with the SEC as an investment adviser. ING Investments is an indirect, wholly-owned subsidiary of ING Groep (NYSE: ING). ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services to over 75 million private, corporate and institutional clients in more than 50 countries. With a diverse workforce of about 125,000 people, ING comprises a broad spectrum of prominent companies that increasingly serve their clients under the ING brand. ING Investments became an investment management firm in April 1995. As of December 31, 2008, ING Investments managed approximately $35.7 billion in assets. ING Investments’ principal address is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.

ING Investments may engage one or more sub-advisers to provide the day-to-day management of the LifeStyle Portfolios. A sub-adviser may be an affiliate of ING Investments, or may be independent. ING Investments acts as a “manager-of-managers” for the LifeStyle Portfolios. ING Investments may delegate to the sub-adviser of the LifeStyle Portfolios the responsibility for investment management, subject to ING Investments’ oversight. ING Investments would be responsible for monitoring the investment program and performance of the sub-adviser of the LifeStyle Portfolios.

From time to time, ING Investments could also recommend the appointment of additional sub-advisers or replacement of non-affiliated sub-advisers to the LifeStyle Portfolios’ Board. It is not expected that ING Investments would normally recommend replacement of affiliated sub-advisers as part of its oversight responsibilities. The LifeStyle Portfolios and ING Investments have received exemptive relief from the SEC to permit ING Investments, with the approval of the LifeStyle Portfolios’ Board, to appoint additional non-affiliated sub-advisers or to replace an existing sub-adviser with a non-affiliated sub-adviser as well as change the terms of a contract with a non-affiliated sub-adviser, without submitting the contract to a vote of the LifeStyle Portfolios’ shareholders. The LifeStyle Portfolios would notify shareholders of any change in the identity of the sub-adviser of the LifeStyle Portfolios or the addition of a sub-adviser to the LifeStyle Portfolios. In this event, the name of a LifeStyle Portfolio and its principal investment strategies may also change.

ING Investments has full investment discretion and ultimate authority to make all determinations with respect to the investment of a LifeStyle Portfolio’s assets and the purchase and sale of portfolio securities for one or more LifeStyle Portfolios. For its investment management services provided to each LifeStyle Portfolio, ING Investments received a management fee equal to 0.14% of each LifeStyle Portfolio’s average daily net assets.

For information regarding the basis for the Board’s approval of the investment advisory relationship, please refer to the LifeStyle Portfolios’ annual shareholder report dated December 31, 2008.

Asset Allocation Committee.  An Asset Allocation Committee of ING Investments reviews the allocation of Portfolio assets. The members of the Asset Allocation Committee are: Williams A. Evans, Michael J. Roland and Paul Zemsky. The Asset Allocation Committee considers the quarterly and annual recommendations of Ibbotson Associates and ING IM, reviews their basis for arriving at these recommendations, and determines the asset allocations for the LifeStyle Portfolios. No member of the Asset Allocation Committee is solely responsible for making recommendations for portfolio purchases and sales or asset allocation recommendations. William A. Evans has been on the Asset Allocation Committee since May 2004. Michael J. Roland has been on the Asset Allocation Committee since April 2007. Paul Zemsky has been on the Asset Allocation Committee since December 31, 2007.

William A. Evans, CFA, Vice President, has been with ING since 2002. Prior to joining ING, Mr. Evans was a portfolio manager for high net worth and institutional clients for Fleet Investment Advisors.

Michael J. Roland has been Executive Vice President, ING Funds since 2002 and Executive Vice President, ING Investments, LLC, since 2001. Mr. Roland has been with ING since June of 1998 and has held various positions within ING relating to ING’s mutual funds administration.

Paul Zemsky is the head of ING’s Multi-Asset Strategies & Solutions Group. He joined ING Investment Management Co. in 2005 as Head of Derivative Strategies. Prior to joining ING, Mr. Zemsky held a number of key positions at J.P. Morgan Investment Management where he worked for 18 years.

The Statement of Additional Information (“SAI”) provides additional information about each Asset Allocation Committee member’s compensation, other accounts overseen by each Asset Allocation Committee member and each Asset Allocation Committee member’s ownership of securities in the LifeStyle Portfolios.

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Management and Other Service Providers (continued) Consultants

Information about Ibbotson Associates.

Ibbotson Associates, founded in 1977 by Professor Roger Ibbotson, is a leading authority on asset allocation and provides products and services to help investment professionals obtain, manage and retain assets. Ibbotson Associates provides extensive training, client education materials, asset allocation investment management services and software to help clients enhance their ability to deliver working solutions to their clients. With offices in Chicago, New York and Japan, Ibbotson Associates provides integrated investment knowledge, leading-edge technology, multi-conceptual education and a variety of sales presentation solutions. In the course of business over the past 25 years, Ibbotson Associates has built and maintained many strong relationships with companies, including brokerage firms, mutual fund companies, banks, insurance companies, individual planners, investment consultants, plan sponsors and investment managers.

Information about ING Investment Management Co.

ING IM is registered with the SEC as an investment adviser. ING IM began investment management in 1972 and serves as an investment adviser to other registered investment companies (or series thereof), as well as to privately managed accounts. As of December 31, 2008, ING IM managed approximately $54.3 billion in assets. The principal address of ING IM is 230 Park Avenue, New York, New York 10169.

Portfolio Distribution

ING Funds Distributor, LLC (“ING Funds Distributor” or “Distributor”) is the principal underwriter and distributor of the LifeStyle Portfolios. It is a Delaware limited liability company with its principal offices at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.

On December 29, 2006, an internal reorganization was undertaken in which the distribution functions for the ING Funds were transferred from Directed Services, Inc. (“DSI”), to ING Funds Distributor. As a result of this transfer, ING Funds Distributor assumed all contractual obligations and became the sole distributor for the Portfolios.

ING Funds Distributor is a member of the Financial Industry Regulatory Authority (“FINRA”). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org or the Public Disclosure Hotline at 800-289-9999.

Service Fees

The Trust has entered into a Shareholder Services Plan (the “Plan”) for the Class S shares of each Portfolio of the Trust. The Plan allows ING Funds Distributor, the distributor, to use payments under the Plan for the provision of shareholder services and/or account maintenance services to direct or indirect beneficial owners of Class S Shares of the LifeStyle Portfolios. Services that may be provided under the Plan include, among other things, providing information about the LifeStyle Portfolios and delivering Portfolio documents. Under the Plan, each Portfolio makes payments to ING Funds Distributor at an annual rate of up to 0.25% of the portfolio’s average daily net assets attributable to its Class S shares.

How ING Compensates Entities Offering Its Portfolios as Investment Options in their Insurance Products

ING mutual funds may be offered as investment options in Variable Contracts by affiliated and non-affiliated insurance companies. In addition to paying fees under the LifeStyle Portfolios’ Plan, the LifeStyle Portfolios’ Adviser or Distributor (collectively “ING”), out of its own resources and without additional cost to the Portfolios or their shareholders, may pay additional compensation to these insurance companies. The amount of the payment is based upon an annual percentage of the average net assets held in the LifeStyle Portfolios by those companies. The LifeStyle Portfolios’ Adviser and Distributor may make these payments for administrative, record keeping or other services that insurance companies provide to each LifeStyle Portfolios. These payments may also provide incentive for insurance companies to make the LifeStyle Portfolios available through the Variable Contracts issued by the insurance company, and thus they may promote the distribution of the shares of the LifeStyle Portfolios.

The distributing broker-dealer for the LifeStyle Portfolios is ING Funds Distributor. ING Funds Distributor has entered into such agreements with non-affiliated insurance companies. Fees payable under these arrangements are at annual rates that range from 0.15% to 0.25%. This is computed as a percentage of the average aggregate amount invested in
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Management and Other Service Providers (continued) the LifeStyle Portfolios by contract holders through the relevant insurance company’s Variable Contracts. As of the date of this Prospectus, the Adviser has entered into such arrangements with the following insurance companies: Zurich Kemper Life Insurance Company; Symetra Life Insurance Company; and First Fortis Life Insurance Company.

The Adviser also has entered into similar agreements with affiliated insurers, including, but not limited to: ING Life Insurance and Annuity Company; ReliaStar Life Insurance Company; ReliaStar Life of New York; Security Life of Denver; and ING USA Annuity and Life Insurance Co. ING uses a variety of financial and accounting techniques to allocate resources and profits across the organization. These methods may take the form of cash payments to affiliates. These methods do not impact the costs incurred when investing in one of the LifeStyle Portfolios. Additionally, if a Portfolio is not sub-advised or is sub-advised by an ING entity, ING may retain more revenue than on those LifeStyle Portfolios it must pay to have sub-advised by non-affiliated entities. Management personnel of ING may receive additional compensation if the overall amount of investments in LifeStyle Portfolios advised by ING meets certain target levels or increases over time.

The insurance companies through which investors hold shares of the LifeStyle Portfolios may also pay fees to third parties in connection with distribution of Variable Contracts and for services provided to contract owners. The LifeStyle Portfolios, the Adviser, and the Distributor are not a party to these arrangements. Investors should consult the prospectus and statement of additional information for their Variable Contracts for a discussion of these payments.

Ultimately, the agent or broker selling the Variable Contract to you could have a financial interest in selling you a particular product to increase the compensation they receive. Please make sure you read fully each prospectus and discuss any questions you have with your agent or broker.

Administrative Services

ING Funds Services, LLC (“ING Funds Services”), an affiliate of ING Investments, provides the LifeStyle Portfolios with certain administrative services. The administrative services performed by ING Funds Services include acting as a liaison among the various service providers to the LifeStyle Portfolios, including the custodian, portfolio accounting agent, and the insurance company or companies to which the LifeStyle Portfolios offer their shares. ING Funds Services is also responsible for ensuring that the LifeStyle Portfolios operate in compliance with applicable legal requirements and monitoring for compliance with requirements under applicable law and with the investment policies and restrictions of the LifeStyle Portfolios.

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Information for Investors

About Your Investment

The LifeStyle Portfolios are available to serve as investment options under Variable Contracts issued by insurance companies or Qualified Plans that may or may not be part of the ING Groep group of companies. You do not buy, sell or exchange shares of the LifeStyle Portfolios. You choose investment options through your Variable Contract or Qualified Plan.

The insurance company that issued your Variable Contract or plan sponsor in the case of a Qualified Plan is responsible for investing in the LifeStyle Portfolios according to the investment options you’ve chosen. You should consult the accompanying Variable Contract prospectus or Qualified Plan documents for additional information about how this works.

Interests of the Holders of Variable Contracts and Qualified Plans

Each Portfolio is available to serve as an investment option offered through Variable Contracts and as an investment option to Qualified Plans. The LifeStyle Portfolios also may be made available to certain investment advisers and their affiliates in connection with the creation or management of a Portfolio, certain other investment companies and other investors as permitted by the diversification and other requirements under Section 817(h) of the Internal Revenue Code of 1986, as amended and the Underlying Treasury Regulations. The LifeStyle Portfolios currently do not foresee any disadvantages to investors if a Portfolio serves as an investment option for Variable Contracts and offers its shares directly to Qualified Plans and other permitted investors. However, it is possible that the interests of owners of Variable Contracts, Qualified Plans and other permitted investors, for which a Portfolio serves as an investment option, might at some time be in conflict because of differences in tax treatment or other considerations. The Board directed ING Investments to monitor events to identify any material conflicts between Variable Contract owners, Qualified Plans and other permitted investors and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in the Portfolio might be required to redeem the investment of one or more of its separate accounts from the Portfolio or a Qualified Plan investment company or other permitted investor might be required to redeem its investment, which might force the Portfolio to sell securities at disadvantageous prices. The LifeStyle Portfolios may discontinue sales to a Qualified Plan and require plan participants with existing investments in the Portfolio to redeem those investments if the Plan loses (or in the opinion of ING Investments, is at risk of losing) its Qualified Plan status.

Net Asset Value

The net asset value (“NAV”) per share for each Portfolio is determined each business day as of the close of regular trading (“Market Close”) on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE). The LifeStyle Portfolios are open for business every day the NYSE is open. The NYSE is closed on all weekends and on all national holidays and Good Friday. Portfolio shares will not be priced on those days. The NAV per share for each Portfolio is calculated by taking the value of a Portfolio’s assets, subtracting that Portfolio’s liabilities, and dividing by the number of shares that are outstanding.

The NAVs of the LifeStyle Portfolios are based upon the NAVs of the Underlying Funds. In general, assets of the Underlying Funds are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments in securities maturing in 60 days or less are valued at amortized cost which, when combined with accrued interest, approximates market value. Securities prices may be obtained from automated pricing services. Shares of investment companies held by a Portfolio or Underlying Fund will generally be valued at the latest NAV reported by that company. The prospectuses for those investment companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Trading of foreign securities may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may occur on weekends or holidays when a Portfolio’s or Underlying Fund’s NAV is not calculated. As a result, the NAV of a Portfolio or an Underlying Fund may change on days when shareholders will not be able to purchase or redeem a Portfolio’s or Underlying Fund’s shares or when an investor will not be able to reallocate between investment options.

When market quotations are not available or are deemed unreliable, the sub-adviser to an Underlying Fund may use a fair value for the security that is determined in accordance with procedures adopted by an Underlying Fund’s Board. The types of securities for which such fair value pricing might be required include, but are not limited to:

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Information for Investors (continued)
  Foreign securities, where a foreign security whose value at the close of the foreign market on which such security principally trades, likely would have changed by the time of the close of the NYSE, or the closing value is otherwise deemed unreliable;
  Securities of an issuer that has entered into a restructuring;
  Securities whose trading has been halted or suspended;
  Fixed-income securities that have gone into default and for which there are no current market value quotations; and
  Securities that are restricted as to transfer or resale.

Each sub-adviser to the Underlying Funds may rely on the recommendation of a fair value pricing service approved by an Underlying Fund’s Board in valuing foreign securities. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The investment adviser makes such determinations in good faith in accordance with procedures adopted by an Underlying Fund’s board of directors or trustees. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that an Underlying Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which an Underlying Fund determine its NAV per share. Please refer to the prospectus for the Underlying Funds for an explanation of the circumstances under which each Underlying Fund will use fair pricing and the effect of fair pricing.

When an insurance company or Qualified Plan is buying shares of the LifeStyle Portfolios, it will pay the NAV that is next calculated after the order from the insurance company’s variable contract holder or Qualified Plan participant is received in proper form. When an insurance company or Qualified Plan is selling shares, it will normally receive the NAV that is next calculated after the order from the insurance company’s variable contract holder or Qualifed Plan participant is received in proper form. When the LifeStyle Portfolios purchase shares of the Underlying Funds, they will pay the NAV of the Underlying Fund that is next calculated after the fund receives its order in proper form.

Pricing of Portfolio Shares

Investments will be processed at the NAV next calculated after an order is received and accepted by a Portfolio or its designated agent. In order to receive a day’s price, your order must be received by the earlier of 4:00 p.m. Eastern time or Market Close. The LifeStyle Portfolios reserve the right to suspend the offering of shares, or to reject any specific purchase order. The LifeStyle Portfolios may suspend redemptions or postpone payments when the NYSE is closed or when trading is restricted for any reason or under emergency circumstances as determined by the SEC.

Purchase and Redemption of Shares

Purchases and redemptions of shares may be made only by separate accounts of insurance companies for the purpose of funding Variable Contracts, Qualified Plans, other investment companies or other permitted investors. The LifeStyle Portfolios may not be available as investment options in your Variable Contract, through your Qualified Plan or other investment company. Please refer to the prospectus for the appropriate insurance company separate account, investment company or your plan documents for information on how to direct investments in, or redemptions from an investment option corresponding to one of the LifeStyle Portfolios and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Trust’s behalf.

Frequent Trading – Market Timing

The LifeStyle Portfolios are intended for long-term investment and not as short-term trading vehicles. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers should not purchase shares of a Portfolio. Shares of the LifeStyle Portfolios are primarily sold through omnibus account arrangements with financial intermediaries, as investment options for the Variable Contracts issued by insurance companies, and as investment options for the Qualified Plans. Omnibus accounts generally do not identify customers’ trading activity on an individual basis. The LifeStyle Portfolios’ administrator has agreements which require such intermediaries to provide detailed account information, including trading history, upon request of the LifeStyle Portfolios.

The LifeStyle Portfolios rely on the financial intermediaries to monitor frequent, short-term trading within a LifeStyle Portfolio by their customers. You should review the materials provided to you by your financial intermediary, including, in the case of a Variable Contract, the prospectus that describes the contract, or in the case of a Qualified Plan, the
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Information for Investors (continued) plan documentation, for its policies regarding frequent, short-term trading. With trading information received as a result of these agreements, a Portfolio may make a determination that certain trading activity would be harmful to the LifeStyle Portfolios and their shareholders, even if such activity is not strictly prohibited by the intermediaries’ excessive trading policy. As a result, a shareholder investing directly or indirectly in the LifeStyle Portfolios may have their trading privileges suspended without violating the stated excessive trading policy of the intermediary. The LifeStyle Portfolios reserve the right, in their sole discretion and without prior notice, to reject, restrict or refuse purchase orders, whether directly or by exchange, including purchase orders that have been accepted by a financial intermediary. The LifeStyle Portfolios seek assurances from financial intermediaries that they have procedures adequate to monitor and address frequent short-term trading. There is, however, no guarantee that the procedures of the financial intermediaries will be able to curtail frequent, short-term trading activity.

The LifeStyle Portfolios believe that market timing or frequent, short-term trading in any account, including a Variable Contract or Qualified Plan account, is not in the best interest of a Portfolio or its shareholders. Due to the disruptive nature of this activity, it can adversely impact the ability of ING Investments to invest assets in an orderly, long-term manner. Frequent trading can disrupt the management of the Portfolio and raise its expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; lost opportunity costs; and large asset swings that decrease the Portfolio’s ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on Portfolio performance.

The Underlying Funds that invest in foreign securities may present greater opportunities for market timers and thus be at a greater risk for excessive trading. If an event occurring after the close of a foreign market, but before the time an Underlying Fund computes its current NAV, causes a change in the price of the foreign security and such price is not reflected in the Underlying Fund’s current NAV, investors may attempt to take advantage of anticipated price movements in securities held by the Underlying Funds based on such pricing discrepancies. This is often referred to as “price arbitrage.” Such price arbitrage opportunities may also occur in Underlying Funds which do not invest in foreign securities. For example, if trading in a security held by a Underlying Fund is halted and does not resume prior to the time the Underlying Fund calculates its NAV, such “stale pricing” presents an opportunity for investors to take advantage of the pricing discrepancy. Similarily, Underlying Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be exposed to varying levels of pricing arbitrage. The Underlying Funds have adopted fair valuation policies and procedures intended to reduce the Underlying Funds’ exposure to price arbitrage, stale pricing and other potential pricing discrepancies, however, to the extent that an Underlying Fund’s NAV does not immediately reflect these changes in market conditions, short-term trading may dilute the value of Underlying Fund shares, which negatively affects long-term shareholders.

Although the policies and procedures known to the LifeStyle Portfolios that are followed by the financial intermediaries that use the LifeStyle Portfolios and the monitoring by the LifeStyle Portfolios are designed to discourage frequent, short-term trading, none of these measures can eliminate the possibility that frequent, short-term trading activity in the LifeStyle Portfolios will occur. Moreover, decisions about allowing trades in the LifeStyle Portfolios may be required. These decisions are inherently subjective, and will be made in a manner that is in the best interest of the LifeStyle Portfolios’ shareholders.

Portfolio Holdings Disclosure Policy

A description of the LifeStyle Portfolios’ policies and procedures with respect to the disclosure of each Portfolios’ portfolio securities is available in the SAI. Each Portfolio posts its portfolio holdings schedule on its website on a month-end basis and makes it available 10 days after the end of the previous calendar month (i.e., release June 30 date on July 11). The portfolio holdings schedule is as of the last day of the calendar month. A Portfolio may also post its complete or partial holdings on its website as of a specified date. Each LifeStyle Portfolio’s portfolio holdings schedule will, at a minimum, remain available on the LifeStyle Portfolios’ website until the next calendar month or until the LifeStyle Portfolios file a Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the website information is current. The LifeStyle Portfolios’ website is located at www.ingfunds.com.

Additional Information about the LifeStyle Portfolios

The SAI is made a part of this Prospectus. It identifies investment restrictions and provides more detailed risk descriptions and other information that may be helpful to you in your decision to invest. You may obtain a copy without charge by calling the Trust at (800)366-0066, or downloading it from the SEC’s website at http://www.sec.gov.

66

Information for Investors (continued) Percentage and Rating Limitation

Unless otherwise stated, the percentage limitations, ratings limitations on debt securities, or capitalization criteria on equity securities that are in this Prospectus and each Underlying Fund’s prospectus apply at the time of purchase.

A Word About Portfolio Diversity

Each Underlying Fund in this Prospectus, unless specifically noted under the Underlying Fund’s principal investment strategy, are diversified, as defined in the 1940 Act. A diversified portfolio may not, as to 75% of its total assets, invest more than 5% of its total assets in any one issuer and may not purchase more than 10% of the outstanding voting securities of any one issuer (other than U.S. government securities).

Taxes and Distributions

Each Portfolio intends to qualify as a regulated investment company for federal income tax purposes by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”). As qualified regulated investment companies, the LifeStyle Portfolios are generally not subject to federal income tax on their ordinary income and net realized capital gain that is distributed. It is each Portfolio’s intention to distribute all such income and gains.

Each Portfolio also intends to comply with the diversification requirements of Section 817(h) of the Code for Variable Contracts so that owners of these contracts should not be subject to federal tax on distributions of dividends and income from a Portfolio to the insurance company’s separate accounts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a Portfolio and you. Please refer to the SAI for more information about the tax status of the LifeStyle Portfolios.

THE TAX STATUS OF YOUR INVESTMENT IN A PORTFOLIO DEPENDS UPON THE FEATURES OF YOUR VARIABLE CONTRACT. FOR FURTHER INFORMATION, PLEASE REFER TO THE PROSPECTUS FOR THE VARIABLE CONTRACT.

Reports to Shareholders

The fiscal year of each Portfolio ends on December 31. Each Portfolio will send financial statements to its shareholders at least semi-annually. An annual shareholder report containing financial statements audited by the registered public accounting firm will be sent to shareholders each year.

67

Financial Highlights

The following financial highlights are intended to help you understand each of the Portfolio’s Class S shares’ financial performance for the past 5 years or, if shorter, for the period of the Class’s operations. Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The financial information has been derived from the Portfolios’ financial statements, which have been audited by KPMG LLP, an independent registered public accounting firm, whose report, along with the LifeStyle Portfolios’ financial statements, are included in the annual shareholder report, which is available upon request.

68

Financial Highlights (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations			Less distributions						Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses, net of fee waivers and/or recoupments, if any(2)(3)(4)	Expenses, net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)(4)	Net assets, end of year or period	Portfolio turnover rate
Year or Period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
ING LifeStyle Conservative Portfolio
Class S
12-31-08	9.92	0.54•	(2.47)	(1.93)	0.00*	0.00*	—	0.00*	7.99	(19.45)	0.73	0.41	0.41	7.00	132,686	68
10-31-07(5) - 12-31-07	10.00	0.07	(0.15)	(0.08)	—	—	—	—	9.92	(0.80)	35.74	0.39	0.39	4.47	1	3
ING LifeStyle Moderate Portfolio
Class S
12-31-08	12.56	0.34•	(3.50)	(3.16)	0.21	0.39	—	0.60	8.80	(26.05)	0.42	0.41	0.41	3.08	1,457,084	70
12-31-07	12.36	0.26•	0.36	0.62	0.19	0.23	—	0.42	12.56	4.99	0.41	0.39	0.39	2.06	1,336,134	47
12-31-06	11.37	0.22•	1.07	1.29	0.12	0.18	—	0.30	12.36	11.42	0.35	0.32	0.32	1.99	931,819	19
12-31-05	10.93	0.24•	0.34	0.58	0.09	0.05	—	0.14	11.37	5.36	0.16	0.14	0.14	2.15	527,133	44
05-03-04(5) - 12-31-04	10.04	0.17	0.72	0.89	—	—	—	—	10.93	8.86	0.19	0.14	0.14	5.82	210,753	34
ING LifeStyle Moderate Growth Portfolio
Class S
12-31-08	12.94	0.25•	(4.17)	(3.92)	0.22	0.53	—	0.75	8.27	(31.64)	0.42	0.41	0.41	2.33	2,516,969	74
12-31-07	12.80	0.20•	0.40	0.60	0.16	0.30	—	0.46	12.94	4.66	0.41	0.39	0.39	1.50	3,036,787	37
12-31-06	11.58	0.17•	1.36	1.53	0.11	0.20	—	0.31	12.80	13.43	0.35	0.32	0.32	1.47	2,189,016	20
12-31-05	11.07	0.20•	0.43	0.63	0.07	0.05	—	0.12	11.58	5.80	0.16	0.14	0.14	1.76	1,257,476	41
05-03-04(5) - 12-31-04	10.02	0.14	0.91	1.05	—	—	—	—	11.07	10.48	0.19	0.14	0.14	4.63	452,111	35
ING LifeStyle Growth Portfolio
Class S
12-31-08	13.52	0.20•	(4.93)	(4.73)	0.19	0.66	—	0.85	7.94	(36.68)	0.42	0.41	0.41	1.80	3,001,202	83
12-31-07	13.45	0.12•	0.42	0.54	0.13	0.34	—	0.47	13.52	3.89	0.41	0.39	0.39	0.88	3,952,227	37
12-31-06	11.94	0.10•	1.71	1.81	0.06	0.24	—	0.30	13.45	15.45	0.35	0.32	0.32	0.88	2,770,370	21
12-31-05	11.25	0.12•	0.64	0.76	0.04	0.03	—	0.07	11.94	6.81	0.16	0.14	0.14	1.09	1,387,102	43
05-03-04(5) - 12-31-04	10.07	0.08	1.10	1.18	—	—	—	—	11.25	11.72	0.19	0.14	0.14	2.67	472,708	30
ING LifeStyle Aggressive Growth Portfolio
Class S
12-31-08	13.96	0.12•	(5.54)	(5.42)	0.19	1.17	—	1.36	7.18	(41.79)	0.42	0.41	0.41	1.13	778,130	90
12-31-07	14.08	0.03	0.46	0.49	0.09	0.52	—	0.61	13.96	3.25	0.41	0.39	0.39	0.29	1,360,885	35
12-31-06	12.22	0.02•	2.16	2.18	0.02	0.30	—	0.32	14.08	18.13	0.35	0.32	0.32	0.18	1,157,676	24
12-31-05	11.37	0.04•	0.84	0.88	0.01	0.02	—	0.03	12.22	7.77	0.16	0.14	0.14	0.31	678,699	48
05-03-04(5) - 12-31-04	10.06	0.02	1.29	1.31	—	—	—	—	11.37	13.02	0.19	0.14	0.14	0.62	213,366	23

See Accompanying Notes to Financial Highlights
69

Accompanying Notes to Financial Highlights

(1)	Total return is calculated assuming reinvestment of dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for less than one year is not annualized.
(2)	Annualized for periods less than one year.
(3)	Expense ratios reflect operating expenses of a Portfolio. Expenses before reductions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage commission recapture arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor but prior to reductions from brokerage commission recapture arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.
(4)	Expense ratios do not include expenses of Underlying Funds and do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.
(5)	Commencement of operations.
•	Calculated using average number of shares outstanding throughout the period.
*	Amount is less than $0.005.
See Accompanying Notes to Financial Highlights
70

To Obtain More Information

A Statement of Additional Information, dated May 1, 2009, has been filed with the SEC, and is made a part of this Prospectus by reference.

Additional information about the LifeStyle Portfolios’ investments is available in the LifeStyle Portfolios’ annual and semi-annual shareholder reports. In the annual shareholder report, you will find a discussion of the market conditions and investment strategies that significantly affected the LifeStyle Portfolios’ performance during their last fiscal year and the independent registered public accounting firm’s report.

To obtain free copies of the LifeStyle Portfolios’ annual and semi-annual shareholder reports and the LifeStyle Portfolios’ Statement of Additional Information or to make inquiries about the LifeStyle Portfolios, please write to the Trust at 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85238-2034, call (800)366-0066, or visit our website at www.ingfunds.com.

Information about the ING Investors Trust can be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Reports and other information about the ING Investors Trust are available on the EDGAR Database on the SEC’s Internet Site at http://www.sec.gov. You may obtain copies of information for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E. Washington, D.C. 20549-0102.

05/01/09	SEC File No. 811-05629

ING INVESTORS TRUST

Prospectus
May 1, 2009
Service 2 Class

This Prospectus is designed to help you make informed decisions about investments in the ING LifeStyle Portfolios listed below (each a “Portfolio” and collectively, the “LifeStyle Portfolios”). Each Portfolio seeks to achieve its investment objective by investing in other ING mutual funds (“Underlying Funds”) and uses asset allocation strategies to determine how much to invest in the Underlying Funds.

Consult with your investment professional to determine which Portfolio may be suited to your financial needs, investment time horizon and risk comfort level. You should periodically review these factors to determine if you need to change your investment strategy.

ING LifeStyle Conservative Portfolio

ING LifeStyle Moderate Portfolio

ING LifeStyle Moderate Growth Portfolio

ING LifeStyle Growth Portfolio

ING LifeStyle Aggressive Growth Portfolio

NOT ALL LIFESTYLE PORTFOLIOS MAY BE AVAILABLE IN ALL JURISDICTIONS, UNDER ALL VARIABLE CONTRACTS OR UNDER ALL PLANS

This Prospectus contains important information about investing in the Service 2 Class shares of the LifeStyle Portfolios. You should read it carefully before you invest, and keep it for future reference. Please note that your investment: is not a bank deposit; is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”), the Federal Reserve Board or any other government agency; and is affected by market fluctuations. There is no guarantee that the LifeStyle Portfolios will achieve their respective investment objective.

As with all mutual funds, the U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities nor has the SEC judged whether the information in this Prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.

You should read this Prospectus in conjunction with the prospectus for the separate account before investing or sending any money. Both prospectuses should be read carefully and retained for future reference. You should read the complete description of the LifeStyle Portfolios in this Prospectus and be aware that any time you invest, there is a risk of loss of money.

1

Introduction

ING Investors Trust

Each Portfolio is a series of ING Investors Trust (“Trust”). The Trust is an open-end management investment company authorized to issue multiple series and classes of shares, each with different investment objectives, policies and restrictions. The Trust offers other portfolios that are not offered in this prospectus (“Prospectus”).

An Introduction to the LifeStyle Portfolios

The LifeStyle Portfolios are designed to meet the needs of investors who prefer a single diversified investment that has an investment objective that is consistent with their risk tolerance and the anticipated length of time until they will need access to their funds. Depending on the Portfolio you choose, your investment will be subject to varying degrees of potential investment risks and rewards.

The LifeStyle Portfolios invest primarily in a universe of Underlying Funds that, in turn, invest directly in a wide range of portfolio securities (like stocks and bonds). Although an investor may achieve the same level of diversification by investing directly in a variety of the Underlying Funds, each Portfolio provides investors with a means to simplify their investment decisions by investing in a single diversified portfolio. For more information about the Underlying Funds, please see “More Information on Investment Strategies – Investment Objectives, Main Investments and Risks of the Underlying Funds” sections later in this Prospectus.

Shares of the LifeStyle Portfolios are offered to separate asset accounts (“Separate Accounts”) of insurance companies as investment options under variable annuity contracts and variable life insurance policies (“Variable Contracts”). Shares may also be offered to qualified pension and retirement plans (“Qualified Plans”) outside the Variable Contracts and to certain investment advisers and their affiliates in connection with the creation or management of a Portfolio.

This Prospectus explains the investment objective, principal investment strategies and risks of each of the LifeSyle Portfolios. Reading the Prospectus will help you to decide whether a Portfolio is the right investment for you. You should keep this Prospectus for future reference.

Classes of Shares

Each Portfolio’s shares are classified into Adviser Class (“ADV Class”), Institutional Class (“Class I”), Service Class (“Class S”), and Service 2 Class shares. The four classes of shares of each Portfolio are identical except for different expenses, certain related rights and certain shareholder services. All classes of each Portfolio have a common investment objective and investment portfolio. Only the Service 2 Class shares are offered in this Prospectus.

An Introduction to the Asset Allocation Process

ING Investments, LLC (“ING Investments”) is the investment adviser of each Portfolio. ING Investments is an indirect, wholly-owned subsidiary of ING Groep, N.V. (“ING Groep”)(NYSE: ING“).

The LifeStyle Portfolios invest in a combination of Underlying Funds managed by Directed Services LLC and ING Investments, each of which is an indirect subsidiary of ING Groep.

ING Investments uses an asset allocation process to determine each Portfolio’s investment mix. This asset allocation process can be described in two stages:

1.	In the first stage, the mix of asset classes, i.e. stocks and fixed-income securities of various types, that is likely to produce the best return for the target level of volatility or risk underlying each Portfolio, is estimated. These estimates are made with reference to an investment model that incorporates historical returns, standard deviations and correlation coefficients of asset classes as well as other financial variables. The mixes of asset classes arrived at for each LifeStyle Portfolios is called the Asset Allocation Model.
2.	In the second stage, the historical returns of each Underlying Fund are examined to estimate the mix of asset classes that best fits the pattern of those returns, the closeness of the fit and any incremental Underlying Fund returns over those which this mix would have achieved based on standard asset class benchmarks. Possible combinations of Underlying Funds are then tested for closeness of fit to the Asset Allocation Model and incremental return. For each Portfolio, the combination of Underlying Funds that seems to provide the most favorable trade-off between closeness of fit and incremental return is estimated.
2

Introduction (continued)
Adjustments are made to avoid a large number of small positions in the Underlying Funds and to ensure that the combination of Underlying Funds in any Portfolio does not seem inconsistent with the combination in any other Portfolio. The final combinations of Underlying Funds arrived at for the Portfolios are called the target allocations.

The LifeStyle Portfolios will invest new assets and reinvested dividends based on the target allocations. Each Portfolio may be rebalanced periodically to return to target allocation and inflows and outflows may be managed to attain the target allocations. These allocations, however, are targets and each Portfolio’s allocations could change substantially as the Underlying Funds’ asset values change due to market movements and portfolio management decisions. Periodically, each Portfolio’s target allocation strategy will be re-evaluated, and each Portfolio will be rebalanced to reflect changes. Purchases, redemptions and reinvested income will be allocated in accordance with these targets. Underlying Funds may be added or subtracted from the targeted mix of Underlying Funds.

Consultants

The LifeStyle Portfolios also have consultants, (each a ”Consultant“ and collectively the ”Consultants“) to assist in the asset allocation process.

Ibbotson Associates, has been engaged to act as a consultant to ING Investments. Ibbotson Associates, an asset allocation consulting firm, will perform asset allocation analysis and other related work. ING Investments retains sole authority over the allocation of each Portfolio’s assets and the selection of the particular Underlying Funds in which a Portfolio will invest. ING Investments has accordingly established an Asset Allocation Committee to review Ibbotson Associates’ analyses and determine the asset allocation for each Portfolio.

ING Investment Management Co. (”ING IM“) has also been engaged to act as a consultant to ING Investments. ING IM will perform tactical asset allocation analysis for ING Investments. Both ING IM and ING Investments are indirect, wholly-owned subsidiaries of ING Groep. ING Investments retains sole authority over the allocation of each Portfolio’s assets and the selection of the particular Underlying Funds in which a Portfolio will invest. The Asset Allocation Committee will review ING IM’s analyses and determine the asset allocation for each Portfolio.

3

Description of the Portfolios

LifeStyle Portfolios at a Glance

The following table summarizes the investment objective, main investments, asset allocation targets and main risks of each Portfolio, and is intended to help you make comparisons among the LifeStyle Portfolios. As with all mutual funds, there can be no assurance that the LifeStyle Portfolios will achieve their investment objectives, and the actual allocation of their investment portfolios may deviate, within acceptable ranges, from the percentage allocations set out below. This table is only a summary. You should read the complete descriptions of each Portfolio’s investment objective, principal investment strategies and risks, which begin on page 6.

	ING LifeStyle Conservative Portfolio	ING LifeStyle Moderate Portfolio	ING LifeStyle Moderate Growth Portfolio
Adviser	ING Investments, LLC	ING Investments, LLC	ING Investments, LLC
Investment Profile	Your focus is on keeping pace with inflation. Income and capital appreciation desired.	Your focus is on keeping pace with inflation. Income and capital appreciation desired.	You want the opportunity for long-term moderate growth.
Shorter Investment Horizon ←———————————————→ Longer Investment Horizon
Investment Objective	Growth of capital and current income.	Growth of capital and current income.	Growth of capital and a low to moderate level of current income.
	ING LifeStyle Conservative Portfolio		ING LifeStyle Moderate Portfolio		ING LifeStyle Moderate Growth Portfolio
Target Asset Class Mix (as of May 1, 2009)(1)	Equity Securities	30%	Equity Securities	50%	Equity Securities	65%
	Fixed-Income Securities	70%	Fixed-Income Securities	50%	Fixed-Income Securities	35%
Lower Risk ←———————————————→ Higher Risk
Main Risks
The LifeStyle Portfolios are exposed to the same risks as the Underlying Funds in direct proportion to the allocation of assets among Underlying Funds. An investor may lose money in each Portfolio.	Credit, Debt Securities, Emerging Markets, Equity Securities, Foreign Investment, Growth Investing, High-Yield, Lower-Grade Debt Securities, Inflation-Index Bonds, Interest Rate, Market Capitalization, Market and Company, Mid-Capitalization Company, Other Investment Companies, Price Volatility, Small-Capitalization Company, Real Estate Investments Trust, U.S. Government Securities and Obligations and Value Investing ..	Credit, Debt Securities, Emerging Markets, Equity Securities, Foreign Investment, High-Yield, Lower-Grade Debt Securities, Inflation-Index Bonds, Interest Rate, Market and Company, Mid-Capitalization Company, Other Investment Companies, Price Volatility, Real Estate Investment Trusts, Small-Capitalization Company and U.S. Government Securities and Obligations.	Credit, Debt Securities, Emerging Markets, Equity Securities, Foreign Investment, High-Yield, Lower-Grade Debt Securities, Interest Rate, Market and Company, Mid-Capitalization Company, Other Investment Companies, Price Volatility, Real Estate Investment Trusts, Small-Capitalization Company and U.S. Government Securities and Obligations.
(1)	Although the LifeStyle Portfolios expect to be fully invested at all times, they may maintain liquidity reserves to meet redemption requests.

4

Description of the Portfolios (continued)
	ING LifeStyle Growth Portfolio	ING LifeStyle Aggressive Growth Portfolio
Adviser	ING Investments, LLC	ING Investments, LLC
Investment Profile	You seek an investment geared for growth and can tolerate short-term market-swings.	You are an aggressive investor and are willing to accept above average risk.
Shorter Investment Horizon ←———————————————→ Longer Investment Horizon
Investment Objective	Growth of capital and some current income.	Growth of capital.
	ING LifeStyle Growth Portfolio		ING LifeStyle Aggressive Growth Portfolio
Target Asset Class Mix (as of May 1, 2009)(1)	Equity Securities	75%	Equity Securities	100%
	Fixed-Income Securities	25%
Lower Risk ←———————————————→ Higher Risk
Main Risks
The LifeStyle Portfolios are exposed to the same risks as the Underlying Funds in direct proportion to the allocation of assets among Underlying Funds. An investor may lose money in each Portfolio.	Credit, Debt Securities, Emerging Markets, Equity Securities, Foreign Investment, Interest Rate, Market and Company, Mid-Capitalization Company, Other Investment Companies, Price Volatility, Real Estate Investment Trusts, Small-Capitalization Company and U.S. Government Securities and Obligations.	Emerging Markets, Equity Securities, Foreign Investment, Market and Company, Mid-Capitalization Company, Other Investment Companies, Price Volatility, Real Estate Investment Trusts, and Small-Capitalization Company Risk.
(1)	Although the LifeStyle Portfolios expect to be fully invested at all times, they may maintain liquidity reserves to meet redemption requests.
5

Description of the Portfolios (continued)

Adviser ING Investments, LLC

ING LifeStyle Conservative Portfolio

Investment Objective

Growth of capital and current income. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

The Portfolio invests in a combination of Underlying Funds according to a fixed formula that over time should reflect an allocation of approximately 30% in equity securities and 70% in fixed-income securities and cash. As these are target investment allocations, the actual allocations of the Portfolio’s assets may deviate from the stated percentages.

Equity securities in which the Underlying Funds invest include, but are not limited to, domestic and international large-, mid-, and small-capitalization stocks (may be growth oriented, value oriented or a blend); emerging market securities, domestic real estate stocks, including real estate investment trusts; and commodities/alternatives securities.

Fixed-income securities in which the Underlying Funds invest include, but are not limited to domestic and international intermediate-, long- and short-term bonds; high-yield bonds, emerging markets bonds and treasury inflation protected securities.

In the future the Portfolio may also allocate to passively managed funds such as Index Funds.

The Portfolio may also allocate in the future to the following asset classes: floating rate loans, absolute return strategies, international fixed-income and natural resources/equity-based commodities. There can be no assurance that these allocations will occur. The Portfolio may be rebalanced periodically to return to the Target Allocation and inflows and outflows may be managed to attain the Target Allocation. The Target Allocation may be changed as described under “Introduction - An Introduction to the Asset Allocation Process.”

ING Investments may change the Portfolio’s asset allocations, investments in particular Underlying Funds (including any Underlying Funds organized in the future), target allocations or other investment policies without prior approval of shareholders as it determines necessary to pursue stated investment objectives.

Principal Risks

You could lose money on an investment in the Portfolio. Although asset allocation seeks to optimize returns given various levels of risk tolerance, you still may lose money and experience volatility. Market and asset class performance may differ in the future from the historical performance and the assumptions used to form the asset allocations for the Portfolio. There is a risk that you could achieve better returns in an Underlying Fund or other mutual funds representing a single asset class than in the Portfolio or in a different LifeStyle Portfolio reflecting a different degree of risk tolerance.

The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The principal investment strategies may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Credit Risk
Debt Securities Risk
Emerging Markets Risk
Equity Securities Risk
Foreign Investment Risk
Growth Investing Risk
High-Yield, Lower-Grade Debt Securities
Inflation-Index Bonds Risk
Interest Rate Risk
Market Capitalization Risk
Market and Company Risk
Mid-Capitalization Company Risk
Other Investment Companies Risk
6

Description of the Portfolios (continued) Price Volatility Risk
Small-Capitalization Company Risk
Real Estate Investments Trusts Risk
U.S. Government Securities and Obligations Risk
Value Investing Risk

There may be other risks that are not listed that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated investment objective. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

If you would like additional information regarding the Portfolio’s investment strategies and risks or the Underlying Funds’ investment strategies and risks, please refer to “Additional Information on Investment Strategies,” “Description of the Investment Adviser, Sub-Adviser, Investment Objectives, Main Investments and Risks of the Underlying Funds”, and “More Information on Risks” sections later in this Prospectus.

Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the changes in the Portfolio’s performance for the first full calendar year of operations, and the table compares the Portfolio’s performance to the performance of two broad measures of market performance and a composite index for the same period. The Portfolio’s past performance is no guarantee of future results.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing the Portfolio’s Service 2 Class shares’ performance for the first full calendar year of operations.

Year-by-Year Total Return(1)
(For the period ended December 31)

Best and Worst Quarterly Returns during this Period:

Best:	2nd Quarter	2008:	(1.03)%
Worst:	4th Quarter	2008:	(9.34)%
7

Description of the Portfolios (continued)

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio’s Service 2 Class shares’ performance to those of two broad measures of market performance – the Russell 3000® Index, the Barclays Capital U.S. Aggregate Bond (“BCAB”) Index (formerly, the Lehman Brothers® U.S. Aggregate Bond Index) and a composite index – consisting of 30% Russell 3000® Index/70% BCAB Index. The Russell 3000® Index is a broad-based, market capitalization weighted index that represents approximately 98% of the investable U.S. equity market. The BCAB Index is an unmanaged index of investment-grade, fixed-rate, debt issues, including corporate, government, mortgage-backed and asset-backed securities with maturities of at least one year. The indices do not reflect fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in the indices.

Average Annual Total Returns(1) (For the periods ended December 31, 2008)
	1 Year	5 Years (or Life of Class)	10 Years
Service 2 Class Return	(19.76)%	(17.72)%(1)	N/A
Russell 3000® Index	(37.31)%	(35.91)%(2)	N/A
BCAB Index	5.24%	6.34%(2)	N/A
30% Russell 3000® Index/ 70% BCAB	(19.13)%	(18.18)%(2)	N/A
(1)	Service 2 Class shares commenced operations on October 31, 2007.
(2)	The index returns are for the period beginning November 1, 2007.
8

Description of the Portfolios (continued)

Adviser ING Investments, LLC

ING LifeStyle Moderate Portfolio

Investment Objective

Growth of capital and current income. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

The Portfolio invests in a combination of Underlying Funds according to a fixed formula that over time should reflect an allocation of approximately 50% in equity securities and 50% in fixed-income securities and cash. As these are target investment allocations, the actual allocations of the Portfolio’s assets may deviate from the stated percentages.

Equity securities in which the Underlying Funds invest include, but are not limited to, domestic and international large-, mid-, and small-capitalization stocks (may be growth oriented, value oriented or a blend); emerging market securities, domestic real estate stocks, including real estate investment trusts; and commodities/alternatives securities.

Fixed-income securities in which the Underlying Funds invest include, but are not limited to domestic and international intermediate-, long- and short-term bonds; high-yield bonds, emerging markets bonds and treasury inflation protected securities.

The Portfolio may also allocate in the future to the following asset classes: floating rate loans, absolute return strategies, international fixed-income and natural resources/equity-based commodities. There can be no assurance that these allocations will occur. The Portfolio may be rebalanced periodically to return to the Target Allocation and inflows and outflows may be managed to attain the Target Allocation. The Target Allocation may be changed as described under “Introduction - An Introduction to the Asset Allocation Process.”

ING Investments may change the Portfolio’s asset allocations, investments in particular Underlying Funds (including any Underlying Funds organized in the future), target allocations or other investment policies without prior approval of shareholders as it determines necessary to pursue stated investment objectives.

Principal Risks

You could lose money on an investment in the Portfolio. Although asset allocation seeks to optimize returns given various levels of risk tolerance, you still may lose money and experience volatility. Market and asset class performance may differ in the future from the historical performance and the assumptions used to form the asset allocations for the Portfolio. There is a risk that you could achieve better returns in an Underlying Fund or other mutual funds representing a single asset class than in the Portfolio.

The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The principal investment strategies may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Credit Risk
Debt Securities Risk
Emerging Markets Risk
Equity Securities Risk
Foreign Investment Risk
High-Yield, Lower-Grade Debt Securities Risk
Inflation-Index Bond Risk
Interest Rate Risk
Market and Company Risk
Mid-Capitalization Company Risk
Other Investment Company Risk
Price Volatility Risk
Real Estate Investment Trusts Risk
Small-Capitalization Company Risk
U.S. Government Securities and Obligations Risk

9

Description of the Portfolios (continued) There may be other risks that are not listed that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated investment objective. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

If you would like additional information regarding the Portfolio’s investment strategies and risks or the Underlying Funds’ investment strategies and risks, please refer to “Additional Information on Investment Strategies,” “Description of the Investment Adviser, Sub-Adviser, Investment Objectives, Main Investments and Risks of the Underlying Funds”, and “More Information on Risks” sections later in this Prospectus.

Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the changes in the Portfolio’s performance from year to year, and the table compares the Portfolio’s performance to the performance of two broad measures of market performance and a composite index for the same period. The Portfolio’s past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart on the following page provides some indication of the risks of investing in the Portfolio by showing the changes in the performance of the Portfolio’s Class S shares (2005-2006) and Service 2 Class (2007-2008) from year to year. Class S shares’ performance has been adjusted to reflect the higher expenses of Service 2 Class shares.

Year-by-Year Total Returns(1)
(For the periods ended December 31 of each year)

Best and Worst Quarterly Returns during this Period:

Best:	4th Quarter 2006:	4.82%
Worst:	4th Quarter 2008:	(14.19)%
10

Description of the Portfolios (continued)

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio’s Service 2 Class shares’ and Class S shares’ performance to those of two broad measures of market performance – the Russell 3000® Index, the Barclays Capital U.S. Aggregate Bond (“BCAB”) Index (formerly, the Lehman Brothers® U.S. Aggregate Bond Index) and a composite index – consisting of 50% Russell 3000® Index/40% BCAB Index/10% Citigroup 3-Month T-Bill Index. The Russell 3000® Index is a broad-based, market capitalization weighted index that represents approximately 98% of the investable U.S. equity market. The BCAB Index is an unmanaged index of investment-grade, fixed-rate, debt issues, including corporate, government, mortgage-backed and asset-backed securities with maturities of at least one year. The Citigroup 3-Month T-Bill Index is an unmanaged index of three-month Treasury bills. Class S shares’ performance has been adjusted to reflect the higher expenses of Service 2 Class shares. The indices do not reflect fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in the indices.

Average Annual Total Returns(1) (For the periods ended December 31, 2008)
	1 Year	5 Years (or Life of Class)	10 Years
Service 2 Class Return	(26.12)%	(7.52)%(1)	N/A
Russell 3000® Index	(37.31)%	(11.75)% (2)	N/A
BCAB Index	5.24%	6.55% (2)	N/A
50% Russell 3000® Index/40% BCAB Index/10% Citigroup 3-Month T-Bill Index	(27.90)%	(7.16)%(2)	N/A
Class S Return (adjusted)	(26.16)%	(0.31)%(1)	N/A
Russell 3000® Index	(37.31)%	(2.12)%(2)	N/A
BCAB Index	5.24%	4.99%(2)	N/A
50% Russell 3000® Index/40% BCAB Index/10% Citigroup 3-Month T-Bill Index	(27.90)%	(0.15)%(2)	N/A
(1)	Service 2 Class shares commenced operations on May 9, 2006. Class S shares commenced operations on May 3, 2004. Class S shares are not offered in this Prospectus. Service 2 Class shares would have had substantially similar annual returns as the Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Service 2 Class shares have different expenses.
(2)	The index returns for Service 2 Class shares are for the period beginning May 1, 2006. The index returns for Class S shares are for the period beginning May 1, 2004.
11

Description of the Portfolios (continued)

Adviser ING Investments, LLC

ING LifeStyle Moderate Growth Portfolio

Investment Objective

Growth of capital and a low to moderate level of current income. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

The Portfolio invests in a combination of Underlying Funds according to a fixed formula that over time should reflect an allocation of approximately 65% in equity securities and 35% in fixed-income securities. As these are target investment allocations, the actual allocations of the Portfolio’s assets may deviate from the stated percentages.

Equity securities in which the Underlying Funds invest include, but are not limited to, domestic and international large-, mid-, and small-capitalization stocks (may be growth oriented, value oriented or a blend); emerging market securities, domestic real estate stocks, including real estate investment trusts; and commodities/alternatives securities.

Fixed-income securities in which the Underlying Funds invest include, but are not limited to domestic and international intermediate-, long- and short-term bonds; high-yield bonds, emerging markets bonds and treasury inflation protected securities.

The Portfolio may also allocate in the future to the following asset classes: floating rate loans, absolute return strategies, international fixed-income and natural resources/equity-based commodities. There can be no assurance that these allocations will occur. The Portfolio may be rebalanced periodically to return to the Target Allocation and inflows and outflows may be managed to attain the Target Allocation. The Target Allocation may be changed as described under “Introduction - An Introduction to the Asset Allocation Process.”

ING Investments may change the Portfolio’s asset allocations, investments in particular Underlying Funds (including any Underlying Funds organized in the future), target allocations or other investment policies without prior approval of shareholders as it determines necessary to pursue stated investment objectives.

Principal Risks

You could lose money on an investment in the Portfolio. Although asset allocation seeks to optimize returns given various levels of risk tolerance, you still may lose money and experience volatility. Market and asset class performance may differ in the future from the historical performance and the assumptions used to form the asset allocations for the Portfolio. There is a risk that you could achieve better returns in an Underlying Fund or other mutual funds representing a single asset class than in the Portfolio.

The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The principal investment strategies may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Credit Risk
Debt Securities Risk
Emerging Markets Risk
Equity Securities Risk
Foreign Investment Risk
High-Yield, Lower-Grade Debt Securities Risk
Interest Rate Risk
Market and Company Risk
Mid-Capitalization Company Risk
Other Investment Companies Risk
Price Volatility Risk
Real Estate Investment Trusts Risks
Small-Capitalization Company Risk
U.S. Government Securities and Obligations Risk

12

Description of the Portfolios (continued) There may be other risks that are not listed that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated investment objective. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

If you would like additional information regarding the Portfolio’s investment strategies and risks or the Underlying Funds’ investment strategies and risks, please refer to “Additional Information on Investment Strategies,” “Description of the Investment Adviser, Sub-Adviser, Investment Objectives, Main Investments and Risks of the Underlying Funds”, and “More Information on Risks” sections later in this Prospectus.

Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the changes in the Portfolio’s performance from year to year, and the table compares the Portfolio’s performance to the performance of two broad measures of market performance and a composite index for the same period. The Portfolio’s past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart on the following page provides some indication of the risks of investing in the Portfolio by showing the changes in the performance of the Portfolio’s Class S shares (2005-2006) and Service 2 Class (2007-2008) from year to year. Class S shares’ performance has been adjusted to reflect the higher expenses of Service 2 Class shares.

Year-by-Year Total Returns(1)
(For the periods ended December 31 of each year)

Best and Worst Quarterly Returns during this Period:

Best:	4th Quarter 2006:	5.75%
Worst:	4th Quarter 2008:	(17.71)%
13

Description of the Portfolios (continued)

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio’s Service 2 Class shares’ and Class S shares’ performance to those of two broad measures of market performance – the Russell 3000® Index, the Barclays Capital U.S. Aggregate Bond (“BCAB”) Index (formerly, the Lehman Brothers® U.S. Aggregate Bond Index) and a composite index – consisting of 60% Russell 3000® Index/40% BCAB Index. The Russell 3000® Index is a broad-based, market capitalization weighted index that represents approximately 98% of the investable U.S. equity market. The BCAB Index is an unmanaged index of investment-grade, fixed-rate, debt issues, including corporate, government, mortgage-backed and asset-backed securities with maturities of at least one year. Class S shares’ performance has been adjusted to reflect the higher expenses of Service 2 Class shares. The indices do not reflect fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in the indices.

Average Annual Total Returns(1) (For the periods ended December 31, 2008)
	1 Year	5 Years (or Life of Class)	10 Years
Service 2 Class Return	(31.76)%	(9.82)% (1)	N/A
Russell 3000® Index	(37.31)%	(11.75)%(2)	N/A
BCAB Index	5.24%	6.55%(2)	N/A
60% Russell 3000® Index/40% BCAB Index	(29.83)%	(8.04)%(2)	N/A
Class S Return (adjusted)	(31.74)%	(1.27)%(1)	N/A
Russell 3000® Index	(37.31)%	(2.12)%(2)	N/A
BCAB Index	5.24%	4.99%(2)	N/A
60% Russell 3000® Index/40% BCB Index	(29.83)%	(0.50)%(2)	N/A
(1)	Service 2 Class shares commenced operations on May 2, 2006. Class S shares commenced operations on May 3, 2004. Class S shares are not offered in this Prospectus. If they had been offered, Service 2 Class shares would have had substantially similar annual returns as the Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Service 2 Class shares have different expenses.
(2)	The index returns for Service 2 Class shares are for the period beginning May 1, 2006. The index returns for Class S shares are for the period beginning May 1, 2004.
14

Description of the Portfolios (continued)

Adviser ING Investments, LLC

ING LifeStyle Growth Portfolio

Investment Objective

Growth of capital and some current income. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

The Portfolio invests in a combination of Underlying Funds according to a fixed formula that over time should reflect an allocation of approximately 75% in equity securities and 25% in fixed-income securities. As these are target investment allocations, the actual allocations of the Portfolio’s assets may deviate from the stated percentages.

Equity securities in which the Underlying Funds invest include, but are not limited to, domestic and international large-, mid-, and small-capitalization stocks (may be growth oriented, value oriented or a blend); emerging market securities, domestic real estate stocks, including real estate investment trusts; and commodities/alternatives securities.

Fixed-income securities in which the Underlying Funds invest include, but are not limited to domestic and international intermediate-, long- and short-term bonds; high-yield bonds, emerging markets bonds and treasury inflation protected securities.

The Portfolio may also allocate in the future to the following asset classes: floating rate loans, absolute return strategies, international fixed-income and natural resources/equity-based commodities. There can be no assurance that these allocations will occur. The Portfolio may be rebalanced periodically to return to the Target Allocation and inflows and outflows may be managed to attain the Target Allocation. The Target Allocation may be changed as described under “Introduction - An Introduction to the Asset Allocation Process.”

ING Investments may change the Portfolio’s asset allocations, investments in particular Underlying Funds (including any Underlying Funds organized in the future), target allocations or other investment policies without prior approval of shareholders as it determines necessary to pursue stated investment objectives.

Principal Risks

You could lose money on an investment in the Portfolio. Although asset allocation seeks to optimize returns given various levels of risk tolerance, you still may lose money and experience volatility. Market and asset class performance may differ in the future from the historical performance and the assumptions used to form the asset allocations for the Portfolio. There is a risk that you could achieve better returns in an Underlying Fund or other mutual funds representing a single asset class than in the Portfolio.

The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The principal investment strategies may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Credit Risk
Debt Securities Risk
Emerging Markets Risk
Equity Securities Risk
Foreign Investment Risk
Interest Rate Risk
Market and Company Risk
Mid-Capitalization Company Risk
Other Investment Companies Risk
Price Volatility Risk
Real Estate Investment Trusts Risk
Small-Capitalization Company Risk
U.S. Government Securities and Obligations Risk

There may be other risks that are not listed that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated investment objective. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

15

Description of the Portfolios (continued) If you would like additional information regarding the Portfolio’s investment strategies and risks or the Underlying Funds’ investment strategies and risks, please refer to “Additional Information on Investment Strategies,” “Description of the Investment Adviser, Sub-Adviser, Investment Objectives, Main Investments and Risks of the Underlying Funds”, and “More Information on Risks” sections later in this Prospectus.

Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the changes in the Portfolio’s performance from year to year, and the table compares the Portfolio’s performance to the performance of two broad measures of market performance and a composite index for the same period. The Portfolio’s past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart on the following page provides some indication of the risks of investing in the Portfolio by showing the changes in the performance of the Portfolio’s Class S shares (2005-2006) and Service 2 Class (2007-2008) from year to year. Class S shares’ performance has been adjusted to reflect the higher expenses of Service 2 Class shares.

Year-by-Year Total Returns(1)
(For the periods ended December 31 of each year)

Best and Worst Quarterly Returns during this Period:

Best:	4th Quarter 2006:	6.96%
Worst:	4th Quarter 2008:	(21.35)%
16

Description of the Portfolios (continued)

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio’s Service 2 Class shares’ and Class S shares’ performance to those of two broad measures of market performance – the Russell 3000® Index, the Barclays Capital U.S. Aggregate Bond (“BCAB”) Index (formerly, the Lehman Brothers® U.S. Aggregate Bond Index) and a composite index – consisting of 80% Russell 3000® Index/20% BCAB Index. The Russell 3000® Index is a broad-based, market capitalization weighted index that represents approximately 98% of the investable U.S. equity market. The BCAB Index is an unmanaged index of investment-grade, fixed-rate, debt issues, including corporate, government, mortgage-backed and asset-backed securities with maturities of at least one year. Class S shares’ performance has been adjusted to reflect the higher expenses of Service 2 Class shares. The indices do not reflect fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in the indices.

Average Annual Total Returns(1) (For the periods ended December 31, 2008)
	1 Year	5 Years (or Life of Class)	10 Years
Service 2 Class Return	(36.75)%	(12.58)%(1)	N/A
Russell 3000® Index	(37.31)%	(11.75)%(2)	N/A
BCAB Index	5.24%	6.55%(2)	N/A
80% Russell 3000® Index/20% BCAB Index	(34.16)%	(10.16)%(2)	N/A
Class S Return (adjusted)	(36.78)%	(2.24)%(1)	N/A
Russell 3000® Index	(37.31)%	(2.12)%(2)	N/A
BCAB Index	5.24%	4.99%(2)	N/A
80% Russell 3000® Index/20% BCAB Index	(34.16)%	(1.41)%(2)	N/A
(1)	Service 2 Class shares commenced operations on May 3, 2006. Class S shares commenced operations on May 3, 2004. Class S shares are not offered in this Prospectus. If they had been offered, Service 2 Class shares would have had substantially similar annual returns as the Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Service 2 Class shares have different expenses.
(2)	The index returns for Service 2 Class shares are for the period beginning May 1, 2006. The index returns for Class S shares are for the period beginning May 1, 2004.
17

Description of the Portfolios (continued)

Adviser ING Investments, LLC

ING LifeStyle Aggressive Growth Portfolio

Investment Objective

Growth of capital. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

The Portfolio invests in a combination of Underlying Funds according to a fixed formula that over time should reflect an allocation of approximately 100% in equity securities. As these are target investment allocations, the actual allocations of the Portfolio’s assets may deviate from the stated percentages.

Equity securities in which the Underlying Funds invest include, but are not limited to, domestic and international large-, mid-, and small-capitalization stocks (may be growth oriented, value oriented or a blend); emerging market securities, domestic real estate stocks, including real estate investment trusts; and commodities/alternatives securities.Fixed-income securities in which the Underlying Funds invest include, but are not limited to domestic and international intermediate-, long- and short-term bonds; high-yield bonds, emerging markets bonds and treasury inflation protected securities. In the future the Portfolio may also allocate to passively managed funds such as Index Funds. The Portfolio may also allocate in the future to the following asset classes: floating rate loans, absolute return strategies, international fixed-income and natural resources/equity-based commodities. There can be no assurance that these allocations will occur.The Portfolio may be rebalanced periodically to return to the Target Allocation and inflows and outflows may be managed to attain the Target Allocation. The Target Allocation may be changed as described under “Introduction - An Introduction to the Asset Allocation Process.”

ING Investments may change the Portfolio’s asset allocations, investments in particular Underlying Funds (including any Underlying Funds organized in the future), target allocations or other investment policies without prior approval of shareholders as it determines necessary to pursue stated investment objectives.

Principal Risks

You could lose money on an investment in the Portfolio. Although asset allocation seeks to optimize returns given various levels of risk tolerance, you still may lose money and experience volatility. Market and asset class performance may differ in the future from the historical performance and the assumptions used to form the asset allocations for the Portfolio. There is a risk that you could achieve better returns in an Underlying Fund or other mutual funds representing a single asset class than in the Portfolio.

The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The principal investment strategies may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Emerging Markets Risk
Equity Securities Risk
Foreign Investment Risk
Market and Company Risk
Mid-Capitalization Company Risk
Other Investment Companies Risk
Price Volatility Risk
Real Estate Investment Trusts Risk
Small-Capitalization Company Risk

There may be other risks that are not listed that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated investment objective. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

If you would like additional information regarding the Portfolio’s investment strategies and risks or the Underlying Funds’ investment strategies and risks, please refer to “Additional Information on Investment Strategies,” “Description of the Investment Adviser, Sub-Adviser, Investment Objectives, Main Investments and Risks of the Underlying Funds”, and “More Information on Risks” sections later in this Prospectus.

18

Description of the Portfolios (continued) Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio’s investment performance. The following bar chart and table show the changes in the Portfolio’s performance from year to year, and the table compares the Portfolio’s performance to the performance of two broad measures of market performance and a composite index for the same period. The Portfolio’s past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart on the following page provides some indication of the risks of investing in the Portfolio by showing the changes in the performance of the Portfolio’s Class S shares (2005-2006) and Service 2 Class (2007-2008) from year to year. Class S shares’ performance has been adjusted to reflect the higher expenses of Service 2 Class shares.

Year-by-Year Total Returns(1)
(For the periods ended December 31 of each year)

Best and Worst Quarterly Returns during this Period:

Best:	4th Quarter 2006:	8.27%
Worst:	4th Quarter 2008:	(24.15)%
19

Description of the Portfolios (continued)

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio’s Service 2 Class shares’ and Class S shares’ performance to that of a broad measure of market performance – the Russell 3000® Index. The Russell 3000® Index is a broad-based, market capitalization weighted index that represents approximately 98% of the investable U.S. equity market. Class S shares’ performance has been adjusted to reflect the higher expenses of Service 2 Class shares. The index does not reflect fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in the index.

Average Annual Total Returns(1) (For the periods ended December 31, 2008)
	1 Year	5 Years (or Life of Class)	10 Years
Service 2 Class Return	(41.86)%	(15.45)% (1)	N/A
Russell 3000® Index	(37.31)%	(11.75)%(2)	N/A
Class S Return (adjusted)	(41.88)%	(3.22)%(1)	N/A
Russell 3000® Index	(37.31)%	(2.12)%(2)	N/A
(1)	Service 2 Class shares commenced operations on May 4, 2006. Class S shares commenced operations on May 3, 2004. Class S shares are not offered in this Prospectus. If they had been offered, Service 2 Class shares would have had substantially similar annual returns as the Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Service 2 Class shares have different expenses.
(2)	The index return for Service 2 Class shares is for the period beginning May 1, 2006. The index return for Class S shares is for the period beginning May 1, 2004.
20

Portfolio Fees and Expenses

The tables that follow show the estimated operating expenses you pay if you buy and hold Service 2 Class shares of a Portfolio. Shareholders of a Portfolio will indirectly bear the fees and expenses of an Underlying Fund based upon the percentage of a Portfolio’s assets that is allocated to the Underlying Fund. Because the annual net operating expenses of each Underlying Fund, and a Portfolio’s allocation to that Underlying Fund, will vary from year to year, the fees and expenses paid by a Portfolio may vary from year to year.

Your Variable Contract or Qualified Plan is a contract between you and the issuing life insurance company or plan provider. The Trust and the LifeStyle Portfolios are not parties to your Variable Contract or Qualified Plan, but are merely investment options made available to you by your insurance company or plan provider under your Variable Contract or Qualified Plan. The fees and expenses of the LifeStyle Portfolios are not fixed or specified under the terms of your Variable Contract or Qualified Plan. The table does not reflect any fees or expenses that are, or may be, imposed under your Variable Contract or Qualified Plan. For information on these charges, please refer to the applicable Variable Contract prospectus, prospectus summary or disclosure statement or plan document. If you hold shares of a Portfolio that were purchased through an investment in a Qualified Plan, you should consult the plan administrator for more information regarding additional expenses that may be assessed in connection with your plan.

Shareholder Transaction Expenses (fees you pay directly from your investment) - The LifeStyle Portfolios do not impose any loads, commissions, fees or other charges upon the purchase or redemption of shares of the LifeStyle Portfolios.

Service 2 Class Shares
Annual Portfolio Operating Expenses(1)
(as a percentage of average daily net assets)

Portfolio	Management Fee	Distribution(12b-1) Fee(2)	Shareholder Service Fee	Other Expenses	Acquired (Underlying) Funds Fees and Expenses(3)	Total Operating Expenses	Waivers, Reimbursements and Recoupments(4)	Net Operating Expenses
ING LifeStyle Conservative	0.14%	0.25%	0.25%	0.34%(5)	0.60%	1.58%(5)	(0.41)%	1.17%
ING LifeStyle Moderate	0.14%	0.25%	0.25%	0.03%	0.62%	1.29%	(0.10)%	1.19%
ING LifeStyle Moderate Growth	0.14%	0.25%	0.25%	0.03%	0.67%	1.34%	(0.10)%	1.24%
ING LifeStyle Growth	0.14%	0.25%	0.25%	0.03%	0.71%	1.38%	(0.10)%	1.28%
ING LifeStyle Aggressive Growth	0.14%	0.25%	0.25%	0.03%	0.74%	1.41%	(0.10)%	1.31%
(1)	This table shows the estimated operating expenses for Service 2 Class shares of each Portfolio as a ratio of expenses to average daily net assets. For all Portfolio’s, estimated operating expenses are based on each Portfolio’s actual operating expenses for Service 2 Class shares, as adjusted for contractual changes, if any, and fee waivers to which ING Investments, LLC, the adviser to each Portfolio, has agreed.
(2)	ING Funds Distributor, LLC has contractually agreed to waive 0.10% of the distribution (12b-1) fee for Service 2 Class shares of the LifeStyle Portfolios, so that the actual distribution fee paid by a Portfolio is an annual rate of 0.15%. Absent this waiver, the distribution fee is 0.25% of net assets. The expense waiver will continue through at least May 1, 2010. There is no guarantee that this waiver will continue after this date.
(3)	Each LifeStyle Portfolio’s Acquired (Underlying) Funds Fees and Expenses is based on a weighted average of the fees and expenses of the Underlying Funds in which it invests as of December 31, 2008. The amount of fees and expenses of the Underlying Funds borne by a Portfolio will vary based on the Portfolio’s allocation of assets to, and the annualized net expenses of, the particular Underlying Funds during the Portfolio’s fiscal year.
(4)	ING Investments, LLC, the investment adviser to each Portfolio, has entered into a written expense limitation agreement with respect to each Portfolio under which it will limit expenses of the LifeStyle Portfolios, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible recoupment by ING Investments, LLC within three years. The amount of each Portfolio’s expenses waived, reimbursed or recouped during the last fiscal year is shown under the heading “Waivers, Reimbursements and Recoupments.” This amount also includes the 0.10% distribution (12b-1) fee waiver that footnote (2) explains in more detail. The expense limitation agreement is contractual and shall renew automatically for one-year terms unless ING Investments, LLC provides written notice of the termination of the expense limitation agreement at least 90 days prior to the end of the then current terms or upon termination of the investment management agreement. However, there can be no assurance that these limits will continue after May 1, 2010. For information regarding the expense limitation agreement for the LifeStyle Portfolios, please see the Statement of Additional Information.
(5)	Includes 0.24% of non-recurring offering expense. Excluding this amount, Total Operating Expenses would have been 1.34%.
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Portfolio Fees and Expenses (continued) Examples
The Examples below are intended to help you compare the cost of investing in Service 2 Class shares of each Portfolio, including the costs of the Underlying Funds, with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Service 2 Class shares of each Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that all dividends and distributions are reinvested, and that the Service 2 Class shares of the Portfolios net operating expenses remain the same. The Examples do not reflect expenses which are, or may be, imposed by a Variable Contract or Qualified Plan that may use the LifeStyle Portfolios as its underlying investment option. If such expenses were reflected, the expenses indicated would be higher. Although your actual cost may be higher or lower, the Examples show what your costs would be based on these assumptions. Keep in mind that this is an estimate. Actual expenses and performance may vary.
Portfolio(1)	1 Year	3 Years	5 Years	10 Years
ING LifeStyle Conservative	$119	$408	$718	$1,598
ING LifeStyle Moderate	$121	$399	$698	$1,548
ING LifeStyle Moderate Growth	$126	$415	$725	$1,604
ING LifeStyle Growth	$130	$427	$746	$1,649
ING LifeStyle Aggressive Growth	$133	$436	$762	$1,682
(1)	The Examples reflect the contractual expense limitation agreements/waivers for the one-year period and the first year of the three-, five- and ten-year periods.

Acquired (Underlying) Funds Annual Operating Expenses
(as a percentage of average daily net assets)

Because we use a weighted average in calculating expenses attributable to a Portfolio, the amount of the fees and expenses of the Class I shares of the Underlying Funds indirectly borne by a Portfolio will vary based on the Portfolio’s allocation of assets to, and the annualized net operating expenses of, the particular Underlying Funds during the Portfolio’s fiscal year. The following are the annual net expense ratios (as an annual percentage of average daily net assets) for each Underlying Fund as of December 31, 2008 except for ING Disciplined International SmallCap Fund, ING Emerging Markets Fixed Income Fund and ING Greater China Fund which are as of October 31, 2008 and ING Real Estate Fund which is as of November 30, 2008:

Underlying Funds	Net Operating Expenses
ING American Century Small-Mid Cap Value Portfolio	1.02%
ING Artio Foreign Portfolio	0.87%
ING Baron Small Cap Growth Portfolio	1.08%
ING BlackRock Inflation Protected Bond Portfolio	0.58%
ING BlackRock Large Cap Growth Portfolio	0.66%
ING BlackRock Large Cap Value Portfolio	0.74%
ING Clarion Global Real Estate Portfolio	0.90%
ING Clarion Real Estate Portfolio	0.64%
ING Columbia Small Cap Value Portfolio	0.91%
ING Davis New York Venture Portfolio	0.90%
ING Disciplined International SmallCap Fund	0.83%
ING Disciplined Small Cap Value Portfolio	0.73%
ING Emerging Markets Fixed Income Fund	0.86%
ING Evergreen Omega Portfolio	0.60%
ING FMRSM Diversified Mid Cap Portfolio	0.64%
ING Franklin Income Portfolio	0.74%
ING Franklin Mutual Shares Portfolio	0.78%
ING Global Resources Portfolio	0.64%
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Portfolio Fees and Expenses (continued)
Underlying Funds	Net Operating Expenses
ING Goldman Sachs Commodity Strategy Portfolio	0.89%
ING Growth and Income Portfolio	0.60%
ING Hang Seng Index Portfolio (1)	0.83%
ING Intermediate Bond Portfolio	0.50%
ING International Index Portfolio	0.50%
ING International Value Portfolio	1.00%
ING Janus Contrarian Portfolio	0.74%
ING JPMorgan Emerging Markets Equity Portfolio	1.25%
ING JP Morgan Mid Cap Value Portfolio	1.00%
ING JPMorgan Small Cap Core Equity Portfolio	0.86%
ING JPMorgan Value Opportunities Portfolio	0.53%
ING Legg Mason Partners Aggressive Growth Portfolio	0.81%
ING Limited Maturity Bond Portfolio	0.27%
ING Liquid Assets Portfolio	0.28%
ING Lord Abbett Affiliated Portfolio	0.75%
ING Marsico Growth Portfolio	0.78%
ING Marsico International Opportunities Portfolio	0.68%
ING MFS Utilities Portfolio	0.78%
ING MidCap Opportunities Portfolio	0.70%
ING Multi-Manager International Small Cap Portfolio	1.22%
ING Neuberger Berman Partners Portfolio	0.67%
ING Oppenheimer Global Portfolio	0.66%
ING Oppenheimer Strategic Income Portfolio	0.54%
ING Opportunistic LargeCap Portfolio	0.71%
ING PIMCO High Yield Portfolio	0.49%
ING PIMCO Total Return Bond Portfolio	0.56%
ING Pioneer Equity Income Portfolio	0.69%
ING Pioneer Fund Portfolio	0.69%
ING Pioneer High Yield Portfolio	0.73%
ING Pioneer Mid Cap Value Portfolio	0.64%
ING Russell Large Cap Growth Index Portfolio(1)	0.51%
ING RussellTM Large Cap Index Portfolio	0.37%
ING Russell Large Cap Value Index Portfolio (1)	0.51%
ING Russell Mid Cap Growth Index Portfolio (1)	0.55%
ING RussellTM Mid Cap Index Portfolio	0.43%
ING RussellTM Small Cap Index Portfolio	0.45%
ING Small Company Portfolio	0.85%
ING SmallCap Opportunities Portfolio	0.90%
ING T. Rowe Price Capital Appreciation Portfolio	0.65%
ING T. Rowe Price Diversified Mid Cap Growth Portfolio	0.66%
ING T. Rowe Price Equity Income Portfolio	0.65%
ING T. Rowe Price Growth Equity Portfolio	0.74%
ING Templeton Foreign Equity Portfolio	0.97%
ING Templeton Global Growth Portfolio	0.89%
ING Thornburg Value Portfolio	0.90%
ING UBS U.S. Large Cap Equity Portfolio	0.85%
ING U.S. Bond Index Portfolio	0.45%
ING Van Kampen Comstock Portfolio	0.81%
ING Van Kampen Equity and Income Portfolio	0.57%
ING Van Kampen Global Franchise Portfolio	0.97%
ING Van Kampen Growth and Income Portfolio	0.65%
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Portfolio Fees and Expenses (continued)
Underlying Funds	Net Operating Expenses
ING Wells Fargo Small Cap Disciplined Portfolio	0.87%
ING WisdomTreeSM Global High-Yielding Equity Index Portfolio	0.70%
(1)	As the Underlying Fund or the Class I shares of the Underlying Fund did not commence operations as of the date of this Prospectus, the expense ratios are estimated for the current fiscal year.
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More Information on Investment Strategies

More on the Asset Allocation Process

As described earlier in this Prospectus, each Portfolio pursues its investment objective by investing primarily in a combination of the Underlying Funds. ING Investments determines the mix of Underlying Funds and sets the appropriate allocation targets and ranges for investments in those Underlying Funds.

Periodically, based upon a variety of quantitative and qualitative factors, ING Investments uses economic and statistical methods to determine the optimal allocation targets and ranges for each Portfolio and whether any Underlying Funds should be added or removed from the mix.

The factors considered include:

(i)	the investment objective of each Portfolio and each of the Underlying Funds;
(ii)	economic and market forecasts;
(iii)	proprietary and third-party reports and analyses;
(iv)	the risk/return characteristics, relative performance, and volatility of Underlying Funds; and
(v)	the correlation and covariance among Underlying Funds.

As market prices of the Underlying Funds’ portfolio securities change, a Portfolio’s actual allocations will vary somewhat from the targets, although the percentages generally will remain within the specified ranges. If changes are made, those changes will be reflected in the Prospectus as it may be amended or supplemented from time to time. However, it may take some time to fully implement the changes. ING Investments will implement the changes over a reasonable period of time while seeking to minimize disruptive effects and added costs to the LifeStyle Portfolios and the Underlying Funds.

ING Investments may rebalance the LifeStyle Portfolios on a periodic basis to attain the target investment allocations. In addition, variances from the targets will be monitored. When a Portfolio receives new investment proceeds or redemption requests, depending on the Portfolio’s current cash reserves, ING Investments may determine to purchase additional shares or redeem shares of Underlying Funds to rebalance the Portfolio’s holdings of Underlying Funds to bring them more closely in line with the Portfolio’s target allocations. If ING Investments believes it is in the best interests of the Portfolio and its shareholders, it may limit the degree of rebalancing or avoid rebalancing altogether, pending further analysis and more favorable market conditions.

Investment Objectives, Main Investments and Risks of the Underlying Funds

Each Portfolio seeks to meet its investment objective by allocating its assets among the Underlying Funds. Because the LifeStyle Portfolios invest in the Underlying Funds, shareholders will be affected by the principal investment strategies of each Underlying Fund. Information is provided below on each Underlying Fund, including its investment objective, main investments, main risks, investment adviser and sub-adviser. This information is intended to provide potential investors in the LifeStyle Portfolios with information that they may find useful in understanding the investment history and risks of the Underlying Funds. Please refer to the section entitled “More Information on Risks - Risks Associated with an Investment in the Underlying Funds” later in this Prospectus for an expanded discussion of the risks listed below for a particular Underlying Fund.

You should note that over time a Portfolio will alter its allocation of assets among the Underlying Funds, and may add or delete Underlying Funds that are considered for investment. Therefore, it is not possible to predict in which Underlying Funds a Portfolio will be invested at any one time. As a result, the degree to which a Portfolio may be subject to the risks of a particular Underlying Fund will depend on the extent to which a Portfolio has invested in the Underlying Fund.

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Description of the Investment Adviser, Sub-Adviser, Investment Objectives,  Main Investments and Risks of the Underlying Funds

ING AMERICAN CENTURY SMALL-MID CAP VALUE PORTFOLIO

Investment Objective: Long-term capital growth, income is a secondary objective.

Investment Adviser: Directed Services LLC

Sub-Adviser: American Century Investment Management, Inc.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in U.S. equity securities of small-mid capitalization companies. Small-mid capitalization companies include those with a market capitalization, at the time of purchase, within the range of the custom Russell 2800 Index. May invest in derivatives including futures, contracts, foreign securities, debt securities of companies, debt obligations of governments, and other similar securities. Equity securities include common and preferred stocks, and equity-equivalent securities such as debt securities and preferred stocks convertible into common stocks and stocks or stock index futures contracts. May invest in other investment companies, including exchange-traded funds (“ETFs”), to the extent permitted under the Investment Company Act of 1940 (“1940 Act”).

Main Risks: Convertible securities, credit, currency, debt securities, derivatives, equity securities, foreign investment, interest rate, liquidity, manager, market and company, mid-capitalization company, other investment companies, price volatility, securities lending, small-capitalization company, and value investing.

ING ARTIO FOREIGN PORTFOLIO

Investment Objective: Long-term growth of capital.

Investment Adviser: Directed Services LLC

Sub-Adviser: Artio Global Management LLC

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in international equity securities including common and preferred stocks, ADRs, EDRs, GDRs, convertible securities, rights, warrants and other investment companies, including exchange-traded funds (“ETFs”). Normally has a bias towards larger companies (e.g., with market capitalizations of $10 billion or greater), but may also invest in small- and mid-sized companies. May invest up to 35% of assets in issuers in emerging markets and may invest in debt securities (up to 10% in high-risk and high-yield, non-investment grade bonds). May invest in derivatives and may lend its portfolio securities. Will invest at least 65% of its assets in no fewer than three different countries located outside the United States. May use futures, options, swaps and forward contracts. May invest in other investment companies, including ETFs, to the extent permitted by the 1940 Act.

Main Risks: Call, convertible securities, credit, currency, debt securities, depositary receipts, derivatives, emerging markets, equity securities, foreign investment, growth investing, high-yield, lower-grade debt securities, interest rate, liquidity, market and company, market capitalization, mid-capitalization company, other investment companies, price volatility, securities lending, small-capitalization company, and value investing.

ING BARON SMALL CAP GROWTH PORTFOLIO

Investment Objective: Capital appreciation.

Investments Adviser: Directed Services LLC

Sub-Adviser: BAMCO, Inc.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in securities of smaller companies with market values under $2.5 billion. May invest up to 20% in foreign securities, including American Depositary Receipts. May invest in other investment companies, including ETFs, to the extent permitted by the 1940 Act.

Main Risks: Currency, depositary receipts, equity securities, foreign investment, growth investing, large positions, liquidity, manager, market and company, other investment companies, price volatility, securities lending and small-capitalization company.
26

Description of the Investment Adviser, Sub-Adviser, Investment Objectives,  Main Investments and Risks of the Underlying Funds (continued)

ING BLACKROCK INFLATION PROTECTED BOND PORTFOLIO

Investment objective: Maximize real return, consistent with the preservation of real capital and prudent investment management.

Investment Adviser: Directed Services LLC

Sub-Adviser: BlackRock Financial Management, Inc.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and U.S. and non-U.S. corporations. May invest up to 20% of its assets in non-investment grade bonds (high-yield or junk bonds) or securities of emerging market issuers. May invest up to 20% of its assets in non-dollar denominated securities of non-U.S. issuers, and without limit in U.S. dollar dominated securities of non-U.S. issuers. The Portfolio is non-diversified which means that it may concentrate its assets in a smaller number of issuers than a diversified fund. May also purchase U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, collateralized mortgage obligations (“CMOs”), investment-grade corporate bonds and asset-backed securities. May buy or sell options or futures, enter into credit default swaps, interest rate or foreign currency transactions, including swaps (collectively, commonly known as “derivatives”), enter into a series of purchase and sale contracts or by using reverse repurchase agreements or dollar rolls. Non-investment grade bonds acquired by the Portfolio will generally be in the lower rating categories of the major rating agencies (BB or lower by S&P or Ba or lower by Moody’s) or will be determined by the management team to be of similar quality. Split rated bonds will be considered to have the higher of the two credit ratings. Typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. May also use derivatives for leverage. May seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls). May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Asset-backed securities, credit, credit derivatives, currency, debt securities, derivatives, diversification, emerging markets, foreign investment, high-yield, lower-grade debt securities, inflation-index bonds, interest rate, leveraging, manager, mortgage-related securities, other investment companies, portfolio turnover, securities lending, and U.S. government securities and obligations.

ING BLACKROCK LARGE CAP GROWTH PORTFOLIO

Investment Objective: Long-term growth of capital.

Investment Adviser: Directed Services LLC

Sub-Adviser: BlackRock Investment Management, LLC

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of large-capitalization companies (those which, at the time of purchase, have a market capitalization equal to or greater than the top 80% of the companies that comprise the Russell 1000® Index). May invest up to 10% in foreign companies in the form of ADRs. May invest in derivatives, short-term debt securities (including repurchase agreements), non-convertible preferred stocks and bonds or U.S. government and money market securities. May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Borrowing, call, convertible securities, credit, debt securities, depositary receipts, derivatives, equity securities, foreign investment, growth investing, interest rate, investment models, liquidity, manager, market and company, market capitalization, maturity, other investment companies, over-the-counter (“OTC”) investment, portfolio turnover, restricted and illiquid securities, securities lending, U.S. government securities and obligations, and when issued and delayed delivery securities and forward commitments.

ING BLACKROCK LARGE CAP VALUE PORTFOLIO

Investment Objective: Long-term growth of capital.

Investment Adviser: Directed Services LLC

Sub-Adviser: BlackRock Investment Management, LLC

27

Description of the Investment Adviser, Sub-Adviser, Investment Objectives,  Main Investments and Risks of the Underlying Funds (continued) Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of large-capitalization companies (those which, at the time of purchase, have a market capitalization equal to or greater than the top 80% of the companies that comprise the Russell 1000® Index). Will invest primarily in equity securities of companies located in the United States that the sub-adviser believes are undervalued. May invest up to 10% of its total assets in securities issued by foreign issuers, in the form of ADRs. May also invest in investment-grade convertible securities, preferred stocks, illiquid securities, U.S. government debt securities of any maturity, and derivatives for hedging purposes. May purchase or sell securities on a when issued basis. May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Borrowing, call, convertible securities, credit, debt securities, depositary receipts, derivatives, equity securities, foreign investment, interest rate, investment models, liquidity, manager, market and company, market capitalization, other investment companies, OTC investment, restricted and illiquid securities, securities lending, U.S government securities and obligations, value investing, and when issued and delayed delivery securities and forward commitments.

ING CLARION GLOBAL REAL ESTATE PORTFOLIO

Investment Objective: High total return consisting of capital appreciation and current income.

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Clarion Real Estate Securities L.P.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies that are principally engaged in the real estate industry (deriving at least 50% of their total revenues or earnings from owning, operating developing and/or managing real estate.) The portfolio will have investments located in a number of different countries located throughout the world, including the United States. May invest in companies located in countries with emerging securities markets. Generally, invests in common stocks of large-, mid- and small-sized companies, including REITs. May invest in initial public offerings, convertible securities, and Rule 144A securities. The portfolio is non-diversified and may invest a significant portion of its assets in a single issuer. May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Convertible securities, diversification, emerging markets, equity securities, foreign investment, industry concentration, initial public offerings, liquidity, market capitalization, market trends, mid-capitalization company, other investment companies, price volatility, real estate investment trusts, restricted and illiquid securities, securities lending, and small-capitalization company.

ING CLARION REAL ESTATE PORTFOLIO

Investment Objective: Total return.

Investment Adviser: Directed Services LLC

Sub-Adviser: ING Clarion Real Estate Securities L.P.

Main Investments: Invests at least 80% of its net assets in common and preferred stocks of U.S. real estate investment trusts (“REITS”) and real estate companies. A company shall be considered to be “principally engaged” in the real estate industry if it:(a) derives at least 50% of its revenues or profits from the ownership, construction, management, financing or sale of residential, commercial or industrial real estate; or (b) has at least 50% of the fair market value of its assets invested in residential, commercial or industrial real estate. Generally will not invest in companies with market capitalization of less than $100 million at the time of purchase. The Portfolio also may invest in convertible securities, initial public offerings and Rule 144A securities. The Portfolio is non-diversified. May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Convertible securities, diversification, equity securities, initial public offerings, industry concentration, liquidity, manager, market and company, other investment companies, portfolio turnover, real estate investment trusts, Rule 144A, sector, and securities lending.

ING COLUMBIA SMALL CAP VALUE PORTFOLIO

Investment Objective: Long-term growth of capital.

Investment Adviser: Directed Services LLC

28

Description of the Investment Adviser, Sub-Adviser, Investment Objectives,  Main Investments and Risks of the Underlying Funds (continued) Sub-Adviser: Columbia Management Advisors, LLC

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies that have market capitalizations in the range of the companies within the Russell 2000® Value Index, at the time of purchase. May also invest in real estate investments trusts (“REITs”), foreign equity securities, depositary receipts, and other investment companies, including exchange-traded funds (“ETFs”). The Portfolio may also invest in convertible securities, initial public offerings and derivatives including options on securities, options on stock indices, covered calls, secured put options and over-the-counter options.

Main Risks: Convertible securities, currency, depositary receipts, derivatives, equity securities, foreign investment, initial public offerings, liquidity, manager, market and company, other investment companies, over-the-counter investment, price volatility, real estate investment trusts, securities lending, small-capitalization company, and value investing.

ING DAVIS NEW YORK VENTURE PORTFOLIO

Investment Objective: Long-term growth of capital.

Investment Adviser: Directed Services LLC

Sub-Adviser: Davis Selected Advisers, L.P.

Main Investments: Invests the majority of its assets in equity securities issued by large companies with market capitalizations of at least $10 billion. May also invest a limited portion of its assets in companies whose shares may be subject to controversy, foreign securities, and non-equity securities. May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Credit, currency, debt securities, equity securities, foreign investment, headline, industry focus, interest rate, liquidity, manager, market and company, other investment companies, price volatility, securities lending, and value investing.

ING DISCIPLINED INTERNATIONAL SMALLCAP FUND

Investment Objective: Long-term capital appreciation.

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in securities of small-capitalization companies (defined as those companies with market capitalizations that fall within the range of companies in the Standard & Poor’s Developed Ex-U.S. SmallCap Index). At least 65% of its assets will normally be invested in companies located in a number of different countries, other than the United States. May invest and up to 35% of its total assets in U.S. issuers. May invest in companies located in countries with emerging securities markets. May invest in derivative instruments, including futures, options, foreign currency contracts and futures contracts. May invest in other investment companies to the extent permitted under the 1940 Act. The Fund is non-diversified and may invest a significant portion of its assets in a single issuer.

Main Risks: Derivatives, diversification, foreign investment, liquidity, market trends, other investment companies, portfolio turnover, price volatility, securities lending, small-capitalization company, and value investing.

ING DISCIPLINED SMALL CAP VALUE PORTFOLIO

Investment Objective: Outperform the total return performance of the Russell 2000® Value Index by investing in common stocks of small companies whose stock prices are believed to be undervalued.

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in securities of small-capitalization companies included in the Russell 2000® Value Index. May also invest in derivative instruments. May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

29

Description of the Investment Adviser, Sub-Adviser, Investment Objectives,  Main Investments and Risks of the Underlying Funds (continued) Main Risks: Derivatives, equity securities, index strategy, investment models, liquidity, manager, other investment companies, portfolio turnover, securities lending, small-capitalization company, and value investing.

ING EMERGING MARKETS FIXED INCOME FUND

Investment Objective: Maximize total return.

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Advisors, B.V.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in debt securities, including fixed-rate instruments, convertible bonds, bonds associated with restructured syndicated or bank loans (e.g., Brady Bonds) and subordinated bonds, of issuers located or primarily conducting their business in emerging market countries. May invest in warrants, structured securities, derivative securities (including futures and forward contracts, options on futures contracts, foreign currencies, securities and stock indices, structured notes and indexed securities, swaps, caps, floors and collars) and below investment-grade bonds (including corporate bonds from emerging markets). The sub-adviser generally invests in securities of various maturities. May also invest in money-market instruments with maturities not exceeding 397 days. May also invest up to 20% its total assets in floating-rate instruments. May invest in other investment companies to the extent permitted under the 1940 Act. The Fund is non-diversified and may invest a higher percentage of its assets in any one issuer.

Main Risks: Convertible securities, credit and interest rate, debt securities, derivatives, diversification, foreign investment, high-yield, lower-grade debt securities, liquidity, other investment companies, price volatility, and securities lending.

ING EVERGREEN OMEGA PORTFOLIO

Investment Objective: Long-term capital growth.

Investment Adviser: Directed Services LLC

Sub-Adviser: Evergreen Investment Management Company, LLC

Main Investments: Invests primarily and under normal conditions substantially all of its assets, in common stocks of U.S. companies across all market capitalizations. May also invest up to 25% of assets in foreign securities. May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Equity securities, foreign investment, growth investing, investment style, liquidity, manager, market capitalization, mid-capitalization company, other investment companies, price volatility, securities lending, and small-capitalization company.

ING FMRSM DIVERSIFIED MID CAP PORTFOLIO

Investment Objective: Long-term growth of capital.

Investment Adviser: Directed Services LLC

Sub-Adviser: Fidelity Management & Research Company

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in securities of companies with medium market capitalizations (defined as those whose market capitalizations are similar to the market capitalizations of companies in the Russell Midcap® Index or the S&P Midcap 400 Index). May also invest in companies with smaller or larger market capitalizations. May invest up to 25% of assets in foreign securities, including emerging markets and may buy and sell futures contracts and other investment companies, including ETFs. May invest in other investment companies to the extent permitted under the 1940 Act.

Main Risks: Derivatives, emerging markets, equity securities, foreign investment, growth investing, liquidity, manager, market and company, market capitalization, mid-capitalization company, other investment companies, portfolio turnover, securities lending, small-capitalization company, and value investing.
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Description of the Investment Adviser, Sub-Adviser, Investment Objectives,  Main Investments and Risks of the Underlying Funds (continued)

ING FRANKLIN INCOME PORTFOLIO

Investment Objective: Maximize income while maintaining prospects for capital appreciation.

Investment Adviser: Directed Services LLC

Sub-Adviser: Franklin Advisers, Inc.

Main Investments: Invests in a diversified portfolio of debt and equity securities. Debt securities in which the portfolio will invest include bonds, notes and debentures, among others. Equity securities include common stocks, preferred stocks and convertible securities, among others. May invest up to 100% of total assets in debt securities that are rated below investment-grade, but it is not currently expected that the Portfolio will invest more than 50% of its assets in these securities. May invest up to 25% of its assets in foreign securities. It ordinarily buys foreign securities that are traded in the United States or ADRs. May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Call, convertible securities, credit , debt securities, depositary receipts, equity securities, foreign investment, high-yield, lower-grade debt securities, income, interest rate, liquidity, manager, market and company, market trends, maturity, other investment companies, price volatility, securities lending, U.S. government securities and obligations, and value investing.

ING FRANKLIN MUTUAL SHARES PORTFOLIO

Investment Objective: Capital appreciation with a secondary goal of income.

Investment Adviser: Directed Services LLC

Sub-Adviser: Franklin Mutual Advisers, LLC

Main Investments: Invests primarily in equity securities, including common and preferred stocks and convertible securities, of companies of any nation that the sub-adviser believes are available at market prices less than their value based on certain recognized or objective criteria. The Portfolio invests predominantly (up to 100% of its assets) in medium- and large-capitalization companies with market capitalization values greater than $5 billion, although it may invest a portion of its assets in small-capitalization companies and is not limited to pre-set maximums or minimums governing size of companies in which it may invest. May invest significantly (up to 35%) in foreign investments. May also engage from time to time in an “arbitrage” strategy and may invest in distressed companies, including bank debt, lower rated or defaulted debt securities, comparable unrated debt securities, or other indebtedness of, or trade claims against, such companies. The sub-adviser may keep a portion, which may be significant at times, of the Portfolio’s assets in cash or invested in high-quality, short-term money market securities, corporate debt, or direct or indirect U.S. and non-U.S. government and agency obligations. May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Convertible securities, credit, currency, derivatives, equity securities, foreign investment, high-yield, lower-grade debt securities, investment models, liquidity, manager, market capitalization, mid-capitalization company, other investment companies, portfolio turnover, risk arbitrage securities and distressed companies, securities lending, small-capitalization company, sovereign debt, and value investing.

ING GLOBAL RESOURCES PORTFOLIO

Investment Objective: Long-term capital appreciation.

Investment Adviser: Directed Services LLC

Sub-Adviser: ING Investment Management Co.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in the equity securities of companies in the natural resources industries located in a number of different countries, one of which may be the United States. A company is considered to be in a natural resources industry when at least 50% of its assets, revenues, or operating profits are involved in or result from researching, exploring, developing, mining, refining, processing, fabricating, transporting, trading distributing or owning natural resource assets. May invest up to a maximum of 50% of its net assets in any single natural resources industry. May also invest in securities issued by companies that are not in natural resources industries, investment-grade corporate debt, repurchase agreements, derivatives and in commodities
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Description of the Investment Adviser, Sub-Adviser, Investment Objectives,  Main Investments and Risks of the Underlying Funds (continued) including gold bullion and coins. May invest without limit in securities of foreign issuers, including emerging markets. Equity securities in which the portfolio invests may be listed on the U.S. or foreign securities exchanges or traded over-the-counter and include: common stocks, direct equity interests in trusts, preferred stocks, partnerships (including, master limited partnerships), restricted securities, ADRs and GDRs. Normally invests in companies with a large market capitalization, but may also invest in mid- and small-sized companies. May invest in other investment companies, including ETFs, derivative securities and structured notes. The Portfolio is non-diversified and may invest a significant portion of its assets in a single issuer.

Main Risks: Commodities, debt securities, depositary receipts, derivatives, diversification, emerging markets, equity securities, foreign investment, industry concentration, liquidity, manager, market and company, mid-capitalization company, natural resources, other investment companies, over-the-counter investment, portfolio turnover, restricted and illiquid securities, sector, securities lending, and small-capitalization company.

ING GOLDMAN SACHS COMMODITY STRATEGY PORTFOLIO

Investment Objective: Long-term total return consisting of capital appreciation and income.

Investment Adviser: Directed Services LLC

Sub-Adviser: Goldman Sachs Asset Management, L.P.

Main Investments: Invests in a portfolio of commodity index-linked securities (including leveraged and unleveraged structured notes), other commodity-linked securities and derivative instruments that provide exposure to the performance of the commodities markets, and in other fixed-income and debt instruments. May invest at least 25% of its assets in commodity-linked structured notes. Invests in commodity-linked derivative instruments such as commodity-linked structured notes. Invests in investment-grade fixed-income securities. May invest in corporate securities, U.S. government securities, mortgage-backed securities, asset-backed securities, and fixed-income securities issued by or on behalf of states, territories and possessions of the United States (including District of Columbia) and the political subdivisions, agencies and instrumentalities thereof. May invest up to 35% of its net assets in foreign securities and up to 10% of its assets in non-investment-grade fixed-income securities. May also invest in repurchased agreements, convertible securities, options, futures, forwards and swaps. May invest in other investment companies, including ETFs to the extent permitted under the 1940 Act. The Portfolio is non-diversified and may invest more of its assets in fewer issuers.

Main Risks: Absence of regulation, asset-backed securities, borrowing, call, commodities, convertible securities, credit, currency, debt securities, derivatives, diversification, emerging markets, equity securities, extension, foreign investment, high yield, lower-grade debt securities, industry concentration, interest rate, leveraging, liquidity, manager, market and company, mortgage-related securities, other investment companies, over-the-counter investment, price volatility, sector, securities lending, and U.S. government securities and obligations.

ING GROWTH AND INCOME PORTFOLIO

Investment Objective: Maximize total return.

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co.

Main Investments: Invests at least 65% of its total assets in common stocks believed to have significant potential for capital appreciation or income growth or both. Emphasizes stocks of larger companies. May invest up to 25% in foreign securities. May invest in derivatives, including, but not limited to, put and call options. May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Convertible securities, derivatives, foreign investment, liquidity, market trends, other investment companies, portfolio turnover, price volatility, and securities lending.
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Description of the Investment Adviser, Sub-Adviser, Investment Objectives,  Main Investments and Risks of the Underlying Funds (continued)

ING HANG SENG INDEX PORTFOLIO

Investment Objective: The Portfolio seeks investment results (before fees and expenses) that correspond to the total return of the Hang Seng Index (“Index”).

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies which are, at the time of purchase, included in the Index, convertible securities that are convertible into stocks included in the Index, other derivatives whose economic returns are, by design, closely equivalent to the returns of the Index or its components and exchange-traded funds. Invests principally in common stocks and employs a “passive management” approach designed to track the performance of the Index, which is a free float-adjusted market-capitalization weighted index in Hong Kong. It is used to record and monitor daily changes of the largest companies of the Hong Kong stock market and is the main indicator of the overall market performance in Hong Kong. The Portfolio invests all, or substantially all, of its assets in stocks that make up the Index. The Portfolio may not always hold all of the same securities as the Index. The Portfolio may also invest in stock index futures and other derivatives as a substitute for the sale or purchase of securities in the Index and to provide equity exposure to the Portfolio’s cash position. Although the Portfolio attempts to track, as closely as possible, the performance of the Index, the Portfolio does not always perform exactly like the Index. Unlike the Index, the Portfolio has operating expenses and transaction costs and therefore has a performance disadvantage versus the Index. The Portfolio may also invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Convertible securities, derivatives, foreign investments, geographic focus, index strategy, liquidity, non-diversification status, other investment companies, portfolio turnover, price volatility, and securities lending.

ING INTERMEDIATE BOND PORTFOLIO

Investment Objective: Maximize total return consistent with reasonable risk.

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in bonds including but not limited to, corporate, government, and mortgage bonds which are rated investment-grade. May invest a portion of assets in high-yield (high-risk) debt securities, commonly known as junk bonds. May invest in preferred stocks, high quality money market instruments, municipal bonds, debt securities of foreign issuers, securities denominated in foreign securities, mortgage- and asset-backed securities, options and future contracts involving securities, security indices and interest rates including options and futures contracts denominated in foreign currencies. May engage in dollar roll transactions and swap agreements. May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Credit, derivatives, extension, foreign investment, high-yield, lower-grade debt securities, interest rate, liquidity, mortgage-related securities, other investment companies, portfolio turnover, prepayment, price volatility, securities lending, and U.S. government securities and obligations.

ING INTERNATIONAL INDEX PORTFOLIO

Investment Objective: Investment results that correspond to the total return of a widely accepted international index.

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies and convertible securities that are convertible into stocks included in a widely accepted international index and other derivatives whose economic returns are, by design, closely equivalent to the returns of the index or its components and ETFs. The Portfolio currently invests principally in common stock and employs a “passive management” approach designed to track the performance of the Morgan Stanley Capital International - Europe, Australasia and Far East ® Index (“Index”) which is a market value-weighted index that reflects the performance of approximately
33

Description of the Investment Adviser, Sub-Adviser, Investment Objectives,  Main Investments and Risks of the Underlying Funds (continued) 1,100 securities listed on the stock exchanges of Europe, Australasia and the Far East. Under normal conditions, the Portfolio invests all, or substantially all, of its assets in stocks and financial instruments that provide economic returns closely equivalent to the Index or its components. May also invest in stock index futures and other derivatives as a substitute for the sale or purchase of securities in the Index and to provide equity exposure to the portfolio’s cash position. May also invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Convertible securities, derivatives, foreign investments, index strategy, liquidity, other investment companies, portfolio turnover, price volatility, and securities lending.

ING INTERNATIONAL VALUE PORTFOLIO

Investment Objective: Long-term capital appreciation

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co.

Main Investments: Invests at least 65% of its assets in equity securities of issuers located in a number of different countries outside of the United States. Invests primarily in companies with a large market capitalization, but may also invest in small- and mid-sized companies. Generally invests in common and preferred stocks, warrants and convertible securities. May invest in emerging markets countries. May invest in government debt securities of developed foreign countries. May invest up to 35% of assets in securities of U.S. issuers, including investment-grade government and corporate debt securities. May invest in derivative instruments, including futures, options and swaps. May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Convertible securities, debt securities, derivatives, foreign investment, liquidity, market trends, other investment companies, portfolio turnover, price volatility, securities lending, and value investing.

ING JANUS CONTRARIAN PORTFOLIO

Investment Objective: Capital appreciation.

Investment Adviser: Directed Services LLC

Sub-Adviser: Janus Capital Management LLC

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities with the potential for long-term growth of capital. The Portfolio is non-diversified. May also invest in foreign equity and debt securities, (either directly or through depositary receipts) up to 20% in high-yield debt securities (junk bonds); derivatives; securities purchased on a when-issued, delayed delivery or forward commitment basis; illiquid securities (up to 15%) and may invest more than 25% of its total assets in securities of companies in one or more market sectors. May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Call, credit, debt securities, depositary receipts, derivatives, diversification, equity securities, foreign investment, growth investing, high-yield, lower-grade debt securities, interest rate, liquidity, manager, market and company, market capitalization, maturity, mid-capitalization company, other investment companies, restricted and illiquid securities, sector, securities lending, small-capitalization company, special situations, and value investing.

ING JPMORGAN EMERGING MARKETS EQUITY PORTFOLIO

Investment Objective: Capital appreciation.

Investment Adviser: Directed Services LLC

Sub-Adviser: J.P. Morgan Investment Management Inc.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of issuers located in at least three countries with emerging securities markets. Equity securities in which the portfolio may invest include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants to buy common stocks and privately-placed securities and other investment companies. May also invest to a lesser extent in debt securities of issuers in countries with emerging markets. May invest in derivatives. May invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest. May also invest in high-quality, short-term money market instruments and repurchase agreements. May invest in debt securities,
34

Description of the Investment Adviser, Sub-Adviser, Investment Objectives,  Main Investments and Risks of the Underlying Funds (continued) including high-yield securities which are below investment-grade (junk bonds) and mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. May enter into dollar rolls. May invest in less developed countries by investing in closed-end investment companies that are authorized to invest in those countries, subject to the limitations of the 1940 Act. May invest in other companies, including ETFs, to the extent permitted by the 1940 Act.

Main Risks: Call, convertible securities, credit, currency, debt securities, depositary receipts, derivatives, emerging markets, equity securities, foreign investment, high-yield, lower-grade debt securities, interest rate, liquidity, manager, market and company, mortgage-related securities, other investment companies, restricted and illiquid securities, securities lending, and small-capitalization company.

ING JPMORGAN MID CAP VALUE PORTFOLIO

Investment Objective: Growth from capital appreciation.

Investment Adviser: Directed Services LLC

Sub-Adviser: J.P. Morgan Investment Management, Inc.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of mid-capitalization companies (those with market capitalizations between $1 billion and $20 billion) that the sub-adviser believes are undervalued. Normally invests in securities that are traded on registered exchanges or the over-the-counter market in the United States. May invest in other equity securities, including preferred stocks, convertible securities, foreign securities (including depositary receipts) and derivatives. May use derivatives to hedge various market risks or increase the Portfolio’s income. May invest up to 15% in REITs. May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Convertible securities, currency, depositary receipts, derivatives, equity securities, foreign investment, investment style, liquidity, manager, market and company, mid-capitalization company, other investment companies, over-the-counter investment, price volatility, real estate investment trusts, securities lending, and value investing.

ING JPMORGAN SMALL CAP CORE EQUITY PORTFOLIO

Investment Objective: Capital growth over the long term.

Investment Adviser: Directed Services LLC

Sub-Adviser: J.P. Morgan Investment Management Inc.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of small-capitalization companies (defined as those with market capitalization equal to those within a universe of Russell 2000®Index stocks). May also invest up to 20% of its total assets in each of the following: (i) foreign securities, including depositary receipts; (ii) convertible securities; and (iii) high-quality money market instruments and repurchase agreements. May invest in REITs derivatives. May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Convertible securities, depositary receipts, derivatives, equity securities, foreign investment, growth investing, investment models, liquidity, manager, market and company, market capitalization, mid-capitalization company, mortgage-related securities, other investment companies, real estate investment trusts, securities lending, small-capitalization company, and value investing.

ING JPMORGAN VALUE OPPORTUNITIES PORTFOLIO

Investment Objective: Long-term capital appreciation.

Investment Adviser: Directed Services LLC

Sub-Adviser: J.P.Morgan Investment Management Inc.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of mid- and large-capitalization companies (mid-capitalization companies are those with market capitalizations between $2 billion and $5 billion and large-capitalization companies are those with a market capitalization over $5 billion). Equity securities in which the Portfolio may invest include common stocks, preferred stocks, convertible securities, depositary
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Description of the Investment Adviser, Sub-Adviser, Investment Objectives,  Main Investments and Risks of the Underlying Funds (continued) receipts and warrants to buy common stocks. May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act. May invest in derivatives (including futures contracts, options and swaps), mortgage-related securities issued by government entities and private issuers, and high-quality money market instruments and repurchase agreements.

Main Risks: Convertible securities, depositary receipts, derivatives, equity securities, foreign investment, interest rate, investment style, liquidity, manager, market and company, market capitalization, mid-capitalization company, mortgage-related securities, other investment companies, price volatility, securities lending, and value investing.

ING LEGG MASON PARTNERS AGGRESSIVE GROWTH PORTFOLIO

Investment Objective: Long-term growth of capital.

Investment Adviser: Directed Services LLC

Sub-Adviser: ClearBridge Advisors LLC

Main Investments: Invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts of emerging growth companies. May invest in securities of large, well-known companies, but may also invest in small- to medium-sized companies. Investments may include securities listed on a securities exchange or traded in the over-the-counter markets. May invest up to 25% of its assets (at the time of investment) directly in foreign securities or in depositary receipts (including emerging market securities) and may have exposure to foreign currencies. May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Convertible securities, currency, depositary receipts, derivatives, emerging growth, emerging markets, equity securities, foreign investment, liquidity, manager, market and company, mid-capitalization company, other investment companies, over-the-counter investment, price volatility, securities lending, and small-capitalization company.

ING LIMITED MATURITY BOND PORTFOLIO

Investment Objective: Highest current income consistent with low risk to principal and liquidity. As a secondary objective, seeks to enhance its total return through capital appreciation when market factors, such as falling interest rates and rising bond prices, indicate that capital appreciation may be available without significant risk to principal.

Investment Adviser: Directed Services LLC

Sub-Adviser: ING Investment Management Co.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in bonds that are primarily limited maturity debt securities. Under normal market conditions, the portfolio maintains significant exposure to government securities. Invests in non-government securities only if rated Baa3 or better by Moody’s or BBB- or better by S&P or Fitch or if not rated, determined that they are of comparable quality. May also invest in: preferred stocks; U.S. government securities, securities of foreign governments and supranational organizations; mortgage bonds; municipal bonds, notes and commercial paper; and debt securities of foreign issuers. May engage in dollar roll transactions and swap agreements, including credit default swaps. May use options and futures contracts involving securities, securities indices and interest rates. A portion of the Portfolio’s assets may be invested in mortgage-backed and asset-backed debt securities. May borrow up to 10% of the value of its net assets. May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act. May purchase private placements of debt securities and other illiquid securities.

Main Risks: Asset-backed securities, borrowing, call, credit, credit derivatives, debt securities, derivatives, equity securities, foreign investment, income, interest rate, leveraging, liquidity, manager, mortgage-related securities, other investment companies, portfolio turnover, restricted and illiquid securities, sector, securities lending, sovereign debt, and U.S. government securities and obligations.

ING LIQUID ASSETS PORTFOLIO

Investment Objective: High level of current income consistent with the preservation of capital and liquidity.

Investment Adviser: Directed Services LLC

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Description of the Investment Adviser, Sub-Adviser, Investment Objectives,  Main Investments and Risks of the Underlying Funds (continued) Sub-Adviser: ING Investment Management Co.

Main Investments: Invests in a portfolio of high-quality, U.S. dollar denominated short-term debt securities that are determined by the sub-adviser to present minimal credit risks. Obligations in which the Portfolio invests generally have remaining maturities of 397 days or less, although upon satisfying certain conditions of Rule 2a-7, the Portfolio may, to the extent otherwise permissible, invest in instruments subject to repurchase agreements and certain variable and floating rate obligations that bear longer final maturities. May invest in obligations permitted to be purchased under Rule 2a-7. May invest more than 25% of its total assets in instruments issued by domestic banks. May significantly invest in securities issued by financial services companies, banks and bank holding companies, investment banks, trust companies, insurance companies, finance companies and broker-dealers. May purchase securities on a when-issued basis and purchase or sell them on a forward commitment basis. May also invest in variable rate master demand obligations. May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Credit, foreign investment, interest rate, liquidity, mortgage-related securities, other investment companies, sector, and U.S. government securities and obligations.

ING LORD ABBETT AFFILIATED PORTFOLIO

Investment Objective: Long-term growth of capital. Current income is a secondary objective.

Investment Adviser: Directed Services LLC

Sub-Adviser: Lord, Abbett & Co. LLC

Main Investments: Invests primarily in equity securities of large, seasoned, U.S. and multinational companies (large companies are defined as those companies in the Russell 1000® Index). Equity securities in which the Portfolio may invest may include common stocks, preferred stocks, convertible securities, warrants and similar instruments. May invest up to 10% of its assets in foreign securities and also may invest in ADRs and similar depositary receipts, which are not subject to the 10% limit on investment. May invest in convertible bonds and convertible preferred stocks, and in derivatives and similar investments. May buy and sell options on securities indices for hedging or cross-hedging purposes and may sell covered call options on its portfolio securities. May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Convertible securities, depositary receipts, derivatives, equity securities, foreign investment, liquidity, manager, market and company, market capitalization, market trends, other investment companies, securities lending, and value investing.

ING MARSICO GROWTH PORTFOLIO

Investment Objective: Capital appreciation.

Investment Adviser: Directed Services LLC

Sub-Adviser: Marsico Capital Management, LLC

Main Investments: Invests primarily in equity securities of companies of any size, selected for their long-term growth potential. Will normally hold a core position of between 35 and 50 common stocks primarily emphasizing larger companies (those with market capitalizations of $4 billion or more). May also invest in foreign securities, including ADRs or other depositary receipts (including emerging markets) and forward foreign currency contracts, futures and options. May invest more than 25% of its total assets in securities of companies in a single market sector. Generally will not invest more than 25% of its total assets in a particular industry within a sector. Substantial cash holdings may increase in the absence of attractive investment opportunities. May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Currency, depositary receipts, derivatives, emerging markets, equity securities, foreign investment, growth investing, investment models, liquidity, manager, market and company, market capitalization, market trends, other investment companies, price volatility, sector, and securities lending.
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Description of the Investment Adviser, Sub-Adviser, Investment Objectives,  Main Investments and Risks of the Underlying Funds (continued)

ING MARSICO INTERNATIONAL OPPORTUNITIES PORTFOLIO

Investment Objective: Long-term growth of capital.

Investment Adviser: Directed Services LLC

Sub-Adviser: Marsico Capital Management, LLC

Main Investments: Invests at least 65% of its total assets in common stocks of foreign companies selected for their long-term growth potential. May invest in companies of any size throughout the world. Invests in issuers from a number of different countries not including the United States. May invest in foreign investments, including ADRs or other depository receipts. May use options, futures and foreign currency contracts. May invest in emerging markets. Some issuers of securities in the portfolio may be based or economically tied to the United States. May invest up to 10% in fixed-income securities and up to 5% in high-yield bonds or mortgage- and asset-backed securities. May invest up to 15% in illiquid securities. May invest more than 25% of its total assets in securities of companies in a single market sector, though it will not invest more than 25% of its total assets in a particular industry within a sector. Substantial cash holdings may increase in the absence of attractive investment opportunities. May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Credit, currency, debt securities, depositary receipts, derivatives, emerging markets, equity securities, foreign investment, growth investing, high-yield, lower-grade debt securities, interest rate, investment models, liquidity, manager, market and company, market capitalization, market trends, mid-capitalization company, mortgage-related securities, other investment companies, over-the-counter investment, price volatility, restricted and illiquid securities, sector, securities lending, and small-capitalization company.

ING MFS UTILITIES PORTFOLIO

Investment Objective: Total return.

Investment Adviser: Directed Services LLC

Sub-Adviser: Massachusetts Financial Services Company

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in securities of issuers in the utilities sector. Issuers in the utilities sector include issuers engaged in the manufacture, production, generation, transmission, sale or distribution of electric, gas or other types of energy, water or other sanitary services and issuers engaged in telecommunications, including telephone, cellular telephone, telegraph, satellite, microwave, cable television and other communications media (not engaged in public broadcasting). May invest in companies of any size. May invest in U.S. and foreign securities, including emerging market securities. May also invest in derivatives and debt instruments, including lower quality debt instruments. May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Call, convertible securities, credit, currency, debt securities, depositary receipts, derivatives, emerging markets, equity securities, foreign investment, high-yield, lower-grade debt securities, interest rate, leveraging, liquidity, market and company, maturity, mortgage-related securities, other investment companies, over-the-counter investment, sector, securities lending, U.S. government securities and obligations, and utilities industry.

ING MIDCAP OPPORTUNITIES PORTFOLIO

Investment Objective: Long-term capital appreciation.

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in common stocks of mid-sized U.S. companies (defined as those whose market capitalizations fall within the range of companies in the Russell MidCap® Growth Index) believed to have growth potential. May also invest in derivatives and foreign securities. May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Derivatives, foreign investment, growth investing, liquidity, market trends, mid-capitalization company, other investment companies, portfolio turnover, price volatility, and securities lending.
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Description of the Investment Adviser, Sub-Adviser, Investment Objectives,  Main Investments and Risks of the Underlying Funds (continued)

ING MULTI-MANAGER INTERNATIONAL SMALL CAP PORTFOLIO

Investment Objective: Maximum long-term capital appreciation.

Investment Adviser: Directed Services LLC

Sub-Advisers: Schroder Investment Management North America, Inc. and American Century Global Investment Management, Inc.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in securities of small-capitalization companies (those that have market capitalization that falls within the range of companies in the Standard & Poor’s Developed Ex-U.S. SmallCap Index between $9.8 million and $7.5 billion.) Invests at least 65% of its assets in companies located outside the United States, including emerging markets. Invests primarily in common stocks or securities convertible into common stocks of international issuers but may invest from time to time in such instruments as in forward currency contracts, futures contracts, other investment companies, including ETFs, rights, ADRs, and GDRs.

Main Risks: Convertible securities, currency, depositary receipts, derivatives, emerging markets, equity securities, foreign investment, growth investing, initial public offerings, investment models, liquidity, manager, market and company, market trends, other investment companies, price volatility, securities lending, small-capitalization company, and value investing.

ING NEUBERGER BERMAN PARTNERS PORTFOLIO

Investment Objective: Capital growth.

Investment Adviser: Directed Services LLC

Sub-Adviser: Neuberger Berman Management LLC.

Main Investments: Invests mainly in common stocks of mid- to large-capitalization companies (mid-capitalization companies are considered to be those with market capitalizations within the Russell Midcap® Index ranged between $24 million and $14.9 billion; and large-capitalization companies are considered to be those with total market capitalizations within the Russell 1000® Index ranged between $24 million and $421.8 billion. May invest a portion of its assets in derivative instruments, including options and futures. May invest up to 20% of its assets in securities of foreign issuers. May also engage in borrowing and lend its securities. May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Currency, derivatives, equity securities, foreign investment, leveraging, liquidity, manager, market and company, mid-capitalization company, other investment companies, price volatility, securities lending, and value investing.

ING OPPENHEIMER GLOBAL PORTFOLIO

Investment Objective: Capital appreciation.

Investment Adviser: Directed Services LLC

Sub-Adviser: OppenheimerFunds, Inc.

Main Investments: Invests mainly in companies in the United States and foreign countries. Currently emphasizes investments in developed markets, but may also invest in emerging markets. The Portfolio does not limit its investments to companies in a particular capitalization range, but currently focuses its investments in mid- and large-capitalization companies. The Portfolio will invest in a number of different countries (one of which may be the United States). May invest up to 15% of its assets in illiquid or restricted securities. May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Asset allocation, convertible securities, credit, currency, debt securities, derivatives, emerging growth, emerging markets, equity securities, foreign investment, geographic focus, growth investing, industry focus, interest rate, liquidity, manager, market and company, mid-capitalization company, other investment companies, over-the-counter investment, price volatility, securities lending, and small-capitalization company.
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Description of the Investment Adviser, Sub-Adviser, Investment Objectives,  Main Investments and Risks of the Underlying Funds (continued)

ING OPPENHEIMER STRATEGIC INCOME PORTFOLIO

Investment Objective: High level of current income principally derived from interest on debt securities.

Investment Adviser: Directed Services LLC

Sub-Adviser: OppenheimerFunds, Inc.

Main Investments: Invests in debt securities of issuers in three market sectors: foreign governments and companies; U.S. government securities; and lower-grade, high-yield securities of U.S. and foreign companies. Those debt securities include foreign government and U.S. government bonds and notes, collateralized mortgage obligations, other mortgage-related and asset-backed securities, participation interest in loans, structured notes, high-yield, lower-grade domestic and foreign corporate debt obligations and zero-coupon or stripped securities. May invest up to 100% of its assets in any one sector at any time. Foreign investments can include debt securities of issuers in developed markets as well as emerging markets. Can use hedging instruments and certain derivatives. The Portfolio does not concentrate 25% or more of its investments in the securities of any one foreign government or in the debt and equity securities of companies in any one industry. May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Credit, credit derivatives, currency, debt securities, derivatives, emerging markets, equity securities, foreign investment, high-yield, lower-grade debt securities, interest rate, liquidity, manager, mortgage-related securities, other investment companies, prepayment, price volatility, sector allocation, securities lending, U.S. government securities and obligations, and zero-coupon.

ING OPPORTUNISTIC LARGE CAP PORTFOLIO

Investment Objective: Growth of capital primarily through investment in a diversified portfolio of common stocks and securities convertible into common stocks.

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in common stocks of large U.S. companies (defined as companies that have market capitalizations of at least $3 billion.) May also invest in stocks of small- and mid-sized companies. May invest up to 25% of its assets in foreign securities including ADRs. May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act. May invest in certain high risk investments, including derivatives such as options and futures, among others.

Main Risks: Convertible securities, derivatives, foreign investment, liquidity, market trends, other investment companies, portfolio turnover, price volatility and securities lending.

ING PIMCO HIGH YIELD PORTFOLIO

Investment Objective: Maximum total return, consistent with preservation of capital and prudent investment management.

Investment Adviser: Directed Services LLC

Sub-Adviser: Pacific Investment Management Company LLC

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in a diversified portfolio of high-yield securities (junk bonds) which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements rated below investment-grade but rated at least CCC/Caa by Moody’s, S&P, or Fitch Ratings, or if unrated, determined to be of comparable quality, subject to a maximum of 5% of total assets in CCC/Caa securities. The remainder of assets may be invested in investment-grade fixed-income investments. May invest up to 20% in non-U.S. dollar-denominated securities and without limit in U.S. dollar-denominated foreign securities (up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries). May invest up to 10% of its total assets in preferred stocks. May invest in fixed-income instruments. May invest in derivatives based on fixed-income instruments, including swaps and its net exposure to derivative securities may be equal to up to 100% of its total assets. May also engage in short sales. May invest all of its assets in mortgage- or asset-backed securities. May, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as “buy backs” or “dollar rolls”). May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.
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Description of the Investment Adviser, Sub-Adviser, Investment Objectives,  Main Investments and Risks of the Underlying Funds (continued)

Main Risks: Borrowing, call, convertible securities, credit, credit derivatives, currency, debt securities, derivatives, emerging markets, equity securities, foreign investment, high-yield, lower-grade debt securities, income, interest rate, leveraging, liquidity, manager, market and company, maturity, mortgage-related securities, other investment companies, portfolio turnover, securities lending, short sales, and U.S. government securities and obligations.

ING PIMCO TOTAL RETURN BOND PORTFOLIO

Investment Objective: Maximum total return, consistent with preservation of capital and prudent investment management.

Investment Adviser: Directed Services LLC

Sub-Adviser: Pacific Investment Management Company LLC

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in a diversified portfolio of fixed-income instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. The average portfolio duration that normally varies within two years (plus or minus) of the Barclays Capital U.S. Aggregate Bond Index. May invest in derivatives based on fixed-income instruments, including swaps. Primarily invests in investment-grade debt securities, but may invest up to 10% of its total assets in high-yield securities (junk bonds). May invest up to 10% of its total assets in preferred stocks. May invest up to 30% of its total assets in non-U.S. dollar-denominated securities and without limit in U.S. dollar-denominated of foreign issuers. Foreign currency exposure normally will be limited to 20% of the Portfolio’s totals assets. May invest up to 15% of its total assets in instruments that are economically tied to emerging market countries. May invest in fixed-income instruments and in derivatives based on fixed-income instruments, including swaps. May engage in short sales. May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Borrowing, call, convertible securities, credit, credit derivatives, currency, debt securities, derivatives, emerging markets, equity securities, foreign investment, high-yield, lower-grade debt securities, income, Illiquid securities, interest rate, leveraging, liquidity, manager, market and company, maturity, mortgage-related securities, other investment companies, portfolio turnover, securities lending, short sales, and U.S. government securities and obligations.

ING PIONEER EQUITY INCOME PORTFOLIO

Investment Objective: Current income and long-term growth of capital from a portfolio consisting primarily of equity securities of U.S. corporations that are expected to produce income.

Investment Adviser: Directed Services LLC

Sub-Adviser: Pioneer Investment Management, Inc.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of U.S. issuers that are expected to produce income. Income-producing equity securities include common stocks, preferred stocks, equity-based ETFs and equity interests in REITs. May invest up to 20% of its total assets in equity and debt securities of non-U.S. corporate issuers and debt securities of non-U.S. corporate issuers. The Portfolio will not invest more than 5% of its total assets in the securities of emerging markets issuers. The remainder of the assets may be invested in debt securities most of which are expected to be convertible into common stocks. May invest up to 10% of its net assets in below investment-grade debt securities, including convertible debt securities. May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Convertible securities, credit, debt securities, emerging markets, equity securities, foreign securities, high-yield, lower-grade debt securities, interest rate, liquidity, manager, market and company, market capitalization, market trends, other investment companies, real estate investment trusts, securities lending, and value investing.

ING PIONEER FUND PORTFOLIO

Investment Objective: Reasonable income and capital growth.

Investment Adviser: Directed Services LLC

Sub-Adviser: Pioneer Investment Management, Inc.

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Description of the Investment Adviser, Sub-Adviser, Investment Objectives,  Main Investments and Risks of the Underlying Funds (continued) Main Investments: Invests in a broad list of carefully selected securities believed to be reasonably priced rather than in securities whose prices reflect a premium resulting from their current market popularity. Invests the major portion of its assets in equity securities, primarily of U.S. issuers. Equity securities include common stocks, convertible debt and other equity instruments such as ETFs that invest primarily in equity securities, equity interests in REITs, depositary receipts, warrants, rights and preferred stocks. May invest up to 20% of its assets in REITs and up to 20% of its assets in foreign issuers. May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Convertible securities, depositary receipts, derivatives, equity securities, foreign investment, liquidity, manager, market and company, other investment companies, real estate investment trusts, securities lending, and value investing.

ING PIONEER HIGH YIELD PORTFOLIO

Investment Objective: Maximize total return through income and capital appreciation.

Investment Adviser: Directed Services LLC

Sub-Adviser: Pioneer Investment Management, Inc.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in below investment-grade (high-yield) debt securities and preferred stocks. May invest in other investment companies, including ETFs and REITs. Invests in securities with a broad range of maturities, and its high-yield securities investments may be convertible into equity securities. May invest more than 25% of its assets in the same market segment. May invest in securities of Canadian issuers to the same extent as securities of U.S. issuers. May invest up to 15% of its assets in foreign securities (excluding Canadian issuers) including debt and equity securities of corporate issuers and debt securities of government issuers in developed and emerging markets. May invest in investment-grade and below investment-grade convertible bonds and preferred stocks that are convertible into equity securities, mortgage-backed and asset-backed securities, mortgage derivatives and structured securities. May also invest in equity securities of U.S. and non-U.S. issuers including common stocks, depositary receipts, warrants, rights and other equity interests. May use derivatives for hedging, and from time to time may use derivatives as a substitute for purchasing or selling securities or to increase the Portfolio’s return. May invest the remainder of its assets in securities with remaining maturities of less than one year, cash equivalents or may hold cash.

Main Risks: Call, convertible securities, credit, credit derivatives, currency, debt securities, depositary receipts, derivatives, emerging markets, equity securities, foreign investment, high-yield, lower-grade debt securities, interest rate, leveraging, liquidity, manager, market and company, mortgage-related securities, other investment companies, prepayment, price volatility, real estate investment trusts, sector, securities lending, value investing, and zero-coupon.

ING PIONEER MID CAP VALUE PORTFOLIO

Investment Objective: Capital appreciation.

Investment Adviser: Directed Services LLC

Sub-Adviser: Pioneer Investment Management, Inc.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of mid-size companies (defined as those companies with market capitalizations of companies included in the Russell Midcap® Value Index or the 3-year rolling average of the market capitalization of the largest company within the Russell Midcap® Value Index as measured at the end of the preceding month, and are not less than the smallest company within the index). Equity securities in which the portfolio invests include common and preferred stocks, depositary receipts, convertible debt, and equity interests in REITs. May invest up to 25% of its total assets in equity and debt securities of non-U.S. issuers. May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Call, convertible securities, debt securities, depositary receipts, derivatives, equity securities, foreign investment, liquidity, manager, market and company, market capitalization, mid-capitalization company, other investment companies, real estate investment trusts, securities lending, and value investing.
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Description of the Investment Adviser, Sub-Adviser, Investment Objectives,  Main Investments and Risks of the Underlying Funds (continued)

ING RUSSELLTM LARGE CAP GROWTH INDEX PORTFOLIO

Investment Objective: Investment results that correspond to the total return of the Russell Top 200® GrowthIndex (“Index”).

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co.

Main Investments: Under normal market conditions, the Portfolio invests at least 80% of its assets, plus borrowings for investment purposes, in equity securities of companies included in the Index, convertible securities that are convertible into stocks included in the Index, other derivatives whose economic returns are, by design, closely equivalent to the returns of the Index or its components and exchange-traded funds. The Portfolio invests principally in common stocks and employs a “passive management” approach designed to track the performance of the Index, which is an unmanaged index that measures the performance of the large-cap growth segment of the U.S. equity universe. The Index includes those Russell Top 200® companies with higher price-to-book ratios and higher forecasted growth values. The Portfolio may not always hold all of the same securities as the Index. The Portfolio may also invest in stock index futures and other derivatives as a substitute for the sale or purchase of securities in the Index and to provide equity exposure to the Portfolio’s cash position. Although the Portfolio attempts to track, as closely as possible, the performance of the Index, the Portfolio does not always perform exactly like the Index. Unlike the Index, the Portfolio has operating expenses and transaction costs and therefore has a performance disadvantage versus the Index. The Portfolio may invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Convertible securities, derivatives, growth investing, index strategy, liquidity, non-diversification status, other investment companies, portfolio turnover, price volatility, and securities lending.

ING RUSSELLTM LARGE CAP INDEX PORTFOLIO

Investment Objective: Investment results that correspond to the total return of the Russell Top 200® Index (“Index”).

Investment Adviser: Directed Services LLC

Sub-Adviser: ING Investment Management, Co.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies included in and convertible securities that are convertible into stocks included in the Index. May invest in other derivatives whose economic returns are, by design, closely equivalent to the returns of the Index, or its components and ETFs. May also invest in stock index futures and other derivatives. May also invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Convertible securities, derivatives, index strategy, liquidity, other investment companies, price volatility, and securities lending.

ING RUSSELLTM LARGE CAP VALUE INDEX PORTFOLIO

Investment Objective: Investment results that correspond to the total return of the Russell Top 200® Value Index (“Index”).

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co.

Main Investments: Under normal conditions, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies which are, at the time of purchase, included in the Index, convertible securities that are convertible into stocks included in the Index, other derivatives whose economic returns are, by design, closely equivalent to the returns of the Index or its components and exchange-traded funds. The Portfolio invests principally in common stocks and employs a “passive management” approach designed to track the performance of the Index, which is an unmanaged index that measures the performance of the large-cap value segment of the U.S. equities universe. The Index includes those Index companies with lower price-to-book ratios and lower expected growth values. The Portfolio invests all, or substantially all, of its assets in stocks that make up the Index. The Portfolio may not always hold all of the same securities as the Index. The Portfolio may also invest in stock index futures and other derivatives as a substitute for the sale or purchase of securities in the Index and to provide equity exposure to the
43

Description of the Investment Adviser, Sub-Adviser, Investment Objectives,  Main Investments and Risks of the Underlying Funds (continued) Portfolio’s cash position. Although the Portfolio attempts to track, as closely as possible, the performance of the Index, the Portfolio does not always perform exactly like the Index. Unlike the Index, the Portfolio has operating expenses and transaction costs and therefore has a performance disadvantage versus the Index. The Portfolio may also invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Convertible securities, derivatives, index strategy, liquidity, non-diversification status, other investment companies, portfolio turnover, price volatility, securities lending, and value investing.

ING RUSSELLTM MID CAP GROWTH INDEX PORTFOLIO

Investment Objective: Investment results that correspond to the total return of the Russell Midcap® GrowthIndex (“Index”).

Investment Adviser: ING Investments, LLC
Sub-Adviser: ING Investment Management Co.

Main Investments: Under normal conditions, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies which are, at the time of purchase, included in the Index, convertible securities that are convertible into stocks included in the Index, other derivatives whose economic returns are, by design, closely equivalent to the returns of the Index or its components and exchange-traded funds. The Portfolio invests principally in common stocks and employs a “passive management” approach designed to track the performance of the Index, which is an unmanaged index that measures the performance of the mid-cap growth segment of the U.S. equity universe. The Index includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. The Portfolio may also invest in stock index futures and other derivatives as a substitute for the sale or purchase of securities in the Index and to provide equity exposure to the Portfolio’s cash position. Although the Portfolio attempts to track, as closely as possible, the performance of the Index, the Portfolio does not always perform exactly like the Index. Unlike the Index, the Portfolio has operating expenses and transaction costs and therefore has a performance disadvantage versus the Index. The Portfolio may also invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Convertible securities, derivatives, index strategy, liquidity, mid-capitalization company, non-diversification status, other investment companies, portfolio turnover, price volatility, and securities lending.

ING RUSSELLTM MID CAP INDEX PORTFOLIO

Investment Objective: Investment results that correspond to the total return of the Russell Midcap® Index (“Index”).

Investment Adviser: Directed Services LLC

Sub-Adviser: ING Investment Management, Co.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in common and preferred stocks and convertible securities convertible into stocks included in the Index. May invest in other derivatives whose economic returns are, by design, closely equivalent to the returns of the Index or its components and ETFs. May also invest in stock index futures and other derivatives. May also invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Convertible securities, derivatives, index strategy, liquidity, mid-capitalization company, other investment companies, price volatility, and securities lending.

ING RUSSELLTM SMALL CAP INDEX PORTFOLIO

Investment Objective: Investment results that correspond to the total return of the Russell 2000® Index (“Index”).

Investment Adviser: Directed Services LLC

Sub-Adviser: ING Investment Management, Co.

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Description of the Investment Adviser, Sub-Adviser, Investment Objectives,  Main Investments and Risks of the Underlying Funds (continued) Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies included in and convertible securities that are convertible into stocks included in the Index. May invest in other derivatives whose economic returns are, by design, closely equivalent to the returns of the Index or its components and ETFs. May also invest in stock index futures and other derivatives. May also invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Convertible securities, derivatives, index strategy, liquidity, other investment companies, price volatility, securities lending, and small-capitalization company.

ING SMALL COMPANY PORTFOLIO

Investment Objective: Growth of capital.

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co.

Main Investments: Invests in at least 80% of its assets (plus borrowings for investment purposes) in common stocks of small-capitalization companies (defined as those included in the S&P SmallCap 600 Index or the Russell 2000® Index or if not included in either index, have market capitalizations between $3.2 million and $7 billion). May invest in derivatives and foreign securities. May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Derivatives, foreign investment, liquidity, market trends, other investment companies, price volatility, securities lending, and small-capitalization company.

ING SMALLCAP OPPORTUNITIES PORTFOLIO

Investment Objective: Capital appreciation.

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in common stocks of smaller, lesser-known U.S. companies (defined as those with market capitalizations that fall within the range of companies in the Russell 2000® Growth Index). May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Growth investing, liquidity, market trends, other investment companies, price volatility, securities lending, and small-capitalization company.

ING T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO

Investment Objective: Over the long-term, a high total investment return, consistent with the preservation of capital and with prudent investment risk.

Investment Adviser: Directed Services LLC

Sub-Adviser: T. Rowe Price Associates, Inc.

Main Investments: Invests among three asset classes: equity securities, debt securities (including up to 15% in high-yield securities, commonly referred to as junk bonds), and money market instruments. Invests primarily in common stocks of established U.S. companies believed to have potential for growth. Common stocks typically comprise at least half of the Portfolio’s assets. The remaining assets may be invested in other securities, including convertibles, warrants, preferred stocks, corporate and government debt, futures and options. Debt securities and convertible bonds may often constitute a significant portion of the portfolio’s investment portfolio. May purchase debt securities of any maturity and credit quality. Up to 25% of the Portfolio’s net assets may be invested in foreign equity securities. May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act. May also invest in shares of the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund.

45

Description of the Investment Adviser, Sub-Adviser, Investment Objectives,  Main Investments and Risks of the Underlying Funds (continued) Main Risks: Asset allocation, borrowing, call, convertible securities, credit, currency, debt securities, derivatives, equity securities, foreign investment, growth investing, high-yield, lower-grade debt securities, income, interest rate, leveraging, liquidity, manager, market and company, maturity, other investment companies, restricted and illiquid securities, securities lending, special situations, U.S. government securities and obligations, and value investing.

ING T. ROWE PRICE DIVERSIFIED MID CAP GROWTH PORTFOLIO

Investment Objective: Long-term capital appreciation.

Investment Adviser: Directed Services LLC

Sub-Adviser: T. Rowe Price Associates, Inc.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies having a market capitalization within the range of companies in the Russell Midcap® Growth Index or the S&P MidCap 400 Index. Focuses on mid-size companies. Most investments will be in U.S. common stocks but may also invest in foreign stocks, futures and options. May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act. May also invest in shares of the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund.

Main Risks: Currency, derivatives, equity securities, foreign investment, growth investing, liquidity, manager, market and company, mid-capitalization company, other investment companies, price volatility and securities lending.

ING T. ROWE PRICE EQUITY INCOME PORTFOLIO

Investment Objective: Substantial dividend income as well as long-term growth of capital.

Investment Adviser: Directed Services LLC

Sub-Adviser: T. Rowe Price Associates, Inc.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends. May invest in convertible securities, warrants, preferred stocks, foreign securities, debt securities (including high-yield debt securities) and futures and options. May invest in a company through a privately negotiated note or loan, including loan participations and assignments. May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act. May also invest in shares of the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund.

Main Risks: Call, convertible securities, currency, debt securities, derivatives, equity securities, foreign investment, high-yield, lower-grade debt securities, interest rate, liquidity, manager, market and company, other investment companies, securities lending, special situations, and value investing.

ING T. ROWE PRICE GROWTH EQUITY PORTFOLIO

Investment Objective: Long-term capital growth, and secondarily, increasing dividend income.

Investment Adviser: Directed Services LLC

Sub-Adviser: T. Rowe Price Associates, Inc.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in common stocks, with a focus on growth companies. May also purchase foreign securities, hybrid securities, futures, and options. May have exposure to foreign currencies. Investments in foreign securities are limited to 30%. May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act. May also invest in shares of the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund.

Main Risks: Currency, derivatives, equity securities, foreign investment, growth investing, liquidity, manager, market and company, other investment companies, price volatility, and securities lending.
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Description of the Investment Adviser, Sub-Adviser, Investment Objectives,  Main Investments and Risks of the Underlying Funds (continued)

ING TEMPLETON FOREIGN EQUITY PORTFOLIO

Investment Objective: Long-term capital growth.

Investment Adviser: Directed Services LLC

Sub-Adviser: Templeton Investment Counsel, LLC

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in foreign (non-U.S.) equity securities, including countries with emerging securities markets. Equity securities include common stocks, preferred stocks and convertible securities. May also invest a portion of its assets in smaller companies (those companies with market capitalizations of less than $4 billion). May also invest in ADRs, GDRs and EDRs. May also have significant investments in one or more countries or in particular sectors, such as financial institutions or industrial companies. May use certain derivative strategies. May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Convertible securities, credit, currency, debt securities, depositary receipts, derivatives, emerging markets, equity securities, foreign investment, geographic focus, interest rate, liquidity, manager, market and company, other investment companies, price volatility, sector, securities lending, small-capitalization company, and value investing.

ING TEMPLETON GLOBAL GROWTH PORTFOLIO

Investment Objective: Capital appreciation. Current income is only an incidental consideration.

Investment Adviser: Directed Services LLC

Sub-Adviser: Templeton Global Advisors Limited

Main Investments: Invests mainly in equity securities, including common and preferred stocks and convertible securities, of companies located in number of different countries anywhere in the world, including emerging markets. The Portfolio also invests in depositary receipts and derivatives, including up to 5% in options and swap agreements. May invest up to 25% of its total assets in debt securities of companies and governments located anywhere in the world. May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Call, convertible securities, currency, debt securities, depositary receipts, derivatives, emerging markets, equity securities, foreign investment, liquidity, manager, market and company, other investment companies, securities lending, sovereign debt, and value investing.

ING THORNBURG VALUE PORTFOLIO

Investment Objective: Capital appreciation.

Investment Adviser: Directed Services LLC

Sub-Adviser: Thornburg Investment Management Inc.

Main Investments: Invests at least 65% of its net assets in domestic equity securities (primarily common stocks, but also convertible securities selected on a value basis.) May also own a variety of securities, including foreign equity and debt securities and domestic debt securities. May have exposure to emerging markets. May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Convertible securities, credit, currency, debt securities, depositary receipts, emerging markets, equity securities, foreign investment, high-yield, lower-grade debt securities, interest rate, liquidity, manager, market and company, mid-capitalization company, other investment companies, price volatility, securities lending, small-capitalization company, and value investing.
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Description of the Investment Adviser, Sub-Adviser, Investment Objectives,  Main Investments and Risks of the Underlying Funds (continued)

ING UBS U.S. LARGE CAP EQUITY PORTFOLIO

Investment Objective: Long-term growth of capital and future income.

Investment Adviser: Directed Services LLC

Sub-Adviser: UBS Global Asset Management (Americas) Inc.

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in U.S. large-capitalization companies (defined as those with a market capitalization within of the Russell 1000® Index). Equity investments include dividend-paying securities, common stocks, preferred stocks and convertible securities. Emphasizes large-capitalization stocks, but may hold small- and mid-capitalization stocks. May invest in use options, futures and other derivatives. May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Convertible securities, currency, derivatives, equity securities, foreign investment, liquidity, manager, market and company, mid-capitalization company, other investment companies, price volatility, securities lending, small-capitalization company, and value investing.

ING U.S. BOND INDEX PORTFOLIO

Investment Objective: Investment results that correspond to the total return of the Barclays Capital U.S. Aggregate Bond (“BCAB”) Index.

Investment Adviser: ING Investments, LLC

Sub-Adviser: Lehman Brothers Asset Management LLC

Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in investment-grade debt securities rated at least A by Moody’s Investors Service, Inc. (“Moody’s”) or rated at least A by Standard and Poor’s Ratings services(“S&P”), included in the BCAB Index, derivatives whose economic returns are, by design closely equivalent to the returns of the BCAB Index or its components and ETFs. May also invest in futures and other derivatives. May also invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Credit, derivatives, index strategy, interest rate, liquidity, mortgage-related securities, other investment companies, portfolio turnover, prepayment, price volatility, securities lending, and U.S. government securities and obligations.

ING VAN KAMPEN COMSTOCK PORTFOLIO

Investment Objective: Capital growth and income.

investment Adviser: Directed Services LLC

Sub-Adviser: Van Kampen

Main Investments: Invests in equity securities, including common stocks, preferred stocks and convertible securities. May invest, up to 15% of its assets, in REITs. May invest up to 25% of assets in foreign securities. May also invest, without limitation, in ADRs. May purchase and sell certain derivatives. Generally holds up to 10% of assets in high-quality, short-term debt securities and investment-grade corporate debt securities. May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Convertible securities, credit, currency, debt securities, depositary receipts, derivatives, equity securities, foreign investment, interest rate, liquidity, manager, market and company, mid-capitalization company, other investment companies, price volatility, real estate investment trusts, securities lending, small-capitalization company, and value investing.

ING VAN KAMPEN EQUITY AND INCOME PORTFOLIO

Investment Objective: Total return, consisting of long-term capital appreciation and current income.

Investment Adviser: Directed Services LLC

Sub-Adviser: Van Kampen

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Description of the Investment Adviser, Sub-Adviser, Investment Objectives,  Main Investments and Risks of the Underlying Funds (continued) Main Investments: Invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity and income securities. Invests primarily in income-producing equity instruments (including common stocks, preferred stocks and convertible securities) and investment-grade quality debt securities. Invests at least 65% in income-producing equity securities and up to 10% of its assets in illiquid securities and certain restricted securities. May invest up to 15% in REITs and up to 25% in foreign securities. May purchase and sell certain derivative instruments such as options, futures contracts, options on futures contracts, structured notes and other types of structured investments, and swaps. May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Asset allocation, call, convertible securities, credit, currency, debt securities, derivatives, equity securities, foreign investment, interest rate, liquidity, manager, market and company, mid-capitalization company, mortgage-related securities, other investment companies, prepayment, price volatility, real estate investment trusts, securities lending, small-capitalization company, and value investing.

ING VAN KAMPEN GLOBAL FRANCHISE PORTFOLIO

Investment Objective: Long-term capital appreciation.

Investment Adviser: Directed Services LLC

Sub-Adviser: Van Kampen

Main Investments: Invests primarily in equity securities of companies of any size located throughout the world, based on a value investing approach. May invest in securities of companies of any size. Invests at least 65% in securities of issuers from a number of different countries, which may include the United States. May invest in derivatives, which may include forward contracts, futures contracts, options, swaps, and structured notes. The Portfolio is non-diversified. May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Currency, derivatives, diversification, emerging markets, equity securities, foreign investment, liquidity, manager, market and company, market capitalization, mid-capitalization company, other investment companies, securities lending, small-capitalization company, and value investing.

ING VAN KAMPEN GROWTH AND INCOME PORTFOLIO

Investment Objective: Long-term growth of capital and income.

Investment Adviser: Directed Services LLC

Sub-Adviser: Van Kampen

Main Investments: Invests primarily in what the sub-adviser believes to be income-producing equity securities, including common stocks and convertible securities; although investments are also made in nonconvertible preferred stocks and debt securities rated “investment-grade,” which are securities rated within the four highest grades assigned by S&P’s or by Moody’s. Although the portfolio may invest in companies of any size, the sub-adviser may focus on larger capitalization companies which it believes possess characteristics for improved valuation. May invest up to 15% of its total assets in REITs and up to 25% of its total assets in securities of foreign issuers. May purchase and sell certain derivative instruments, such as options, futures and options on futures. May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Call, convertible securities, debt securities, derivatives, equity securities, foreign investment, growth investing, liquidity, manager, market and company, market capitalization, mid-capitalization company, other investment companies, real estate investment trusts, securities lending, and small-capitalization company.

ING WELLS FARGO SMALL CAP DISCIPLINED PORTFOLIO

Investment Objective: Long-term capital appreciation.

Investment Adviser: Directed Services LLC

Sub-Adviser: Wells Capital Management, Inc.

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Description of the Investment Adviser, Sub-Adviser, Investment Objectives,  Main Investments and Risks of the Underlying Funds (continued) Main Investments: Invests at least 80% of its net assets (plus borrowings for investment purposes) in the securities of small-capitalization companies (companies whose market capitalization is similar to that of companies in the Russell 2500TM Index at the time of purchase). May invest in any sector, and at times, the sub-adviser may emphasize one or more particular sectors. May also invest up to 25% of its total assets in foreign securities. May invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Equity securities, foreign investment, liquidity, manager, market and company, market capitalization, other investment companies, sector, securities lending, small-capitalization company and value investing.

ING WISDOMTREESM GLOBAL HIGH-YIELDING EQUITY INDEX PORTFOLIO

Investment Objective: Investment returns that closely correspond to the price and yield performance of the WisdomTreeSM Global High-Yielding Equity Index.

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co.

Main Investments: Invests at least 95% of its net assets (plus borrowings for investment purposes) in equity securities of companies included in and derivatives (including futures) whose economic returns are, by design, closely equivalent to the returns of the WisdomTreeSM Global High-Yielding Equity Index. May also invest in shares of other investment companies, including ETFs, to the extent permitted under the 1940 Act.

Main Risks: Concentration, derivatives, foreign investment, index strategy, interest rate, liquidity, non-correlation, other investment companies, portfolio turnover, and price volatility.

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More Information on Risks

Risk is the chance that you will lose money on an investment, or that it will not earn as much as you expect. Every mutual fund has some degree of risk depending on what it invests in and what strategies it uses. Here are some of the key risks you should know about before investing in the LifeStyle Portfolios:

Asset Allocation is No Guarantee Against Loss

Although asset allocation seeks to optimize returns given various levels of risk tolerance, you still may lose money and experience volatility. Market and asset class performance may differ in the future from the historical performance and the assumptions used to form the asset allocations for the LifeStyle Portfolios. Furthermore, ING Investments’ allocation of a Portfolio’s assets to certain asset classes and Underlying Funds may not anticipate market trends successfully. For example, weighting Underlying Funds that invest in common stocks too heavily during a stock market decline may result in a failure to preserve capital. Conversely, investing too heavily in Underlying Funds that invest in fixed-income securities during a period of stock market appreciation may result in lower total return. There is a risk that you could achieve better returns in an Underlying Fund or other mutual funds representing a single asset class than in each Portfolio.

Performance of the Underlying Funds Will Vary

The performance of the LifeStyle Portfolios depends upon the performances of the Underlying Funds, which are affected by changes in the economy and financial markets. The value of a Portfolio changes as the asset values of the Underlying Funds it holds go up or down. The value of your shares will fluctuate and may be worth more or less than the original cost. The timing of your investment may also affect your individual performance.

Temporary Defensive Positions

A Portfolio or an Underlying Fund may depart from its principal investment strategies by temporarily investing for defensive purposes when ING Investments or an investment adviser or sub-adviser of an Underlying Fund believes that adverse market, economic, political or other conditions may affect a Portfolio or Underlying Fund, respectively. Instead, the Portfolio or Underlying Fund may invest in securities believed to present less risk, such as cash items, government securities and short-term paper. While a Portfolio or an Underlying Fund invests defensively, it may not be able to pursue its investment objective. A Portfolio’s or Underlying Fund’s defensive investment position may not be effective in protecting its value.

Conflicts of Interest

In making decisions on the allocation of the assets of the LifeStyle Portfolios among the Underlying Funds, ING Investments is subject to several conflicts of interest because it serves as the investment adviser to the LifeStyle Portfolios, and it or an affiliate serves as investment adviser or sub-adviser to the Underlying Funds. These conflicts could arise because some Underlying Funds pay advisory fees that are higher than others, and some Underlying Funds have a sub-adviser that is affiliated with ING Investments, while others do not. ING Investments subsidizes the expenses of some of the Underlying Funds, but does not subsidize others. Further, ING Investments may believe that a redemption from an Underlying Fund will be harmful to that Underlying Fund or to ING Investments or an affiliate. The Adviser may believe that an Underlying Fund may benefit from additional assets to increase its size, to offset redemptions or for other reasons. Allocation assets to a newly-formed Underlying Fund may provide seed capital to that Underying Fund, which may obviate the need for the Adviser or an affiliate to provide seed capital. Therefore, ING Investments may have incentives to allocate and reallocate in a fashion that would advance its own interests or the interests of an Underlying Fund rather than a Portfolio.

The Adviser may also be subject to other conflicts of interest. The Adviser’s insurance company affiliates that issue the Variable Contracts bear investment risk for guarantees and benefits under those Variable Contracts and related riders. An insurer may suggest specifications for the risk/return characteristics of investment options offered under its Variable Contracts including the Portfolio, or may believe that the Portfolio’s selection and allocation to particular Underlying Funds could lesses the insurance company’s potential investment risk or make it easier for the insurance company to hedge its investment risk. While ING Investments uses and allocation committee and an investment process intended to produce allocation decisions that are in the best interest of the Portfolio and its shareholders, investors bear the risk that decisions may be influenced by this and other potential conflicts of interest.

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More Information on Risks (continued) ING Investments has informed the Trust’s Board of Trustees (“Board”) that its investment process may be influenced by an independent consulting firm, and that it has developed an investment process using an allocation committee to make sure that the LifeStyle Portfolios are managed in the best interest of shareholders of the LifeStyle Portfolios. Nonetheless, investors bear the risk that ING Investments’ allocation decisions may be affected by its conflicts of interest.

Risks Associated with an Investment in the Underlying Funds

Each Portfolio is also affected by other kinds of risks, depending on the types of securities held by or strategies used by the Underlying Funds, such as:

Asset Allocation Risk.  Certain of the Underlying Funds will allocate its investments between equity and fixed-income securities, and among various segments of the equity and fixed-income markets, based upon judgments made by the sub-adviser. An Underlying Fund that uses a market sector or asset allocation model could miss attractive investment opportunities by underweighting markets or sectors where there are significant returns, and could lose value by overweighting those where there are significant declines, or may not correctly predict the times to shift assets from one type of investment to another.

Asset-Backed Securities Risk.  Certain Underlying Funds may invest in asset-backed securities. The principal on asset-backed securities, like mortgage-related securities, may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and commercial mortgage-backed securities generally experience less prepayment than residential mortgage-related securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by an Underlying Fund will generally be at lower rates of return than the return on the assets which were prepaid. Certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection. An Underlying Fund’s investments in commercial mortgage-backed securities with several classes may be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit and prepayment risks. Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

Borrowing Risk.  An Underlying Fund may borrow for temporary emergency purposes, including to meet redemptions. Borrowing may exaggerate changes in the net asset value of an Underlying Fund’s shares and in the Underlying Fund’s return. Borrowing will cost the Underlying Fund interest expense and other fees. The cost of borrowing may reduce the Underlying Fund’s return.

Call Risk.  During periods of falling interest rates, a bond issuer may “call,” or repay, its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, an Underlying Fund would experience a decline in income.

Commodities Risk.  Certain Underlying Funds invest in commodities. Commodity prices fluctuate for several reasons, including changes in market and economic conditions, the impact of weather on demand, levels of domestic production and imported commodities, energy conservation, domestic and foreign governmental regulation and taxation and the availability of local, intrastate and interstate transportation systems. Volatility of commodity prices, which may lead to a reduction in production or supply, may also negatively impact the performance of companies in natural resources industries that are solely involved in the transportation, processing, storing, distribution or marketing of commodities. Volatility of commodity prices may also make it more difficult for companies in natural resources industries to raise capital to the extent the market perceives that their performance may be directly or indirectly tied to commodity prices.

Convertible Securities Risk.  Certain Underlying Funds may invest in convertible securities. The value of convertible securities may fall when interest rates rise and increase when interest rates fall. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. Their value also tends to change whenever the market value of the underlying common preferred stock fluctuates. An Underlying Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

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More Information on Risks (continued) Credit Risk.  The Underlying Fund could lose money if a bond issuer (debtor) fails to repay interest and principal in a timely manner or it goes bankrupt. This is especially true during periods of economic uncertainty or economic downturns. High-yield/high-risk bonds are especially subject to credit risk and are considered to be mostly speculative in nature.

Credit Derivatives Risk.  Certain Underlying Funds may enter into credit default swaps, both directly and indirectly in the form of a swap embedded within a structured note, to protect against the risk that a security will default. An Underlying Fund pays a fee to enter into the trade and receives a fixed payment during the life of the swap. If there is a credit event, an Underlying Fund either delivers the defaulted bond (if the Underlying Fund has taken the short position in the credit default swap note) or pays the par amount of the defaulted bond (if the Underlying Fund has taken the long position in the credit default swap note). Risks of credit default swaps include the cost of paying for credit protection if there are no credit events.

Currency Risk.  Underlying Funds that invest directly in foreign currencies or in securities denominated in or that trade in foreign (non-U.S.) currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls, or other political or economic developments in the United States or abroad. As a result, an Underlying Fund’s investments in foreign currency-denominated securities may reduce the value of an Underlying Fund’s assets.

Debt Securities Risk.  The value of debt securities may fall when interest rates rise. Debt securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter maturities. In addition, debt securities, such as bonds, involve credit risk as described above. The degree of credit risk depends on the issuer’s financial condition and on the terms of the bond. These securities are also subject to interest rate risk. This is the risk that the value of the security may fall when interest rates rise. In general, the market price of debt securities with longer maturities tends to be more volatile in response to changes in interest rates than the market price of shorter-term securities.

Depositary Receipts Risk.  Certain Underlying Funds may invest in depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Investments in depositary receipts involve risks similar to those accompanying direct investments in foreign securities.

Derivatives Risk.  Certain Underlying Funds may use futures, options, swaps and other derivative instruments to hedge or protect the Underlying Fund from adverse movements in the securities’ prices and interest rates or as an investment strategy to help attain the Underlying Fund’s investment objective. An Underlying Fund may also use a variety of currency hedging techniques, including foreign currency contracts, to attempt to hedge exchange rate risk or to gain exposure to a particular currency. An Underlying Fund’s use of derivatives could reduce returns, may not be liquid, and may not correlate precisely to the underlying securities or index. Derivative securities are subject to market risk, which could be significant for those derivatives that have a leveraging effect that could increase the volatility of an Underlying Fund and may reduce returns for the Underlying Fund. Derivatives are also subject to credit risks related to the counterparty’s ability to perform, and any deterioration in the counterparty’s creditworthiness could adversely affect the instrument. A risk of using derivatives is that the sub-adviser might imperfectly judge the market’s direction, which could render a hedging strategy ineffective or have an adverse effect on the value of the derivative.

Diversification Risk.  Each Portfolio may invest in Underlying Funds that are considered “non-diversified.” An Underlying Fund subject to diversification risk may be classified as a non-diversified investment company under the 1940 Act. This means that the Underlying Fund is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer. Declines in the value of that single company can significantly impact the value of the Underlying Fund. The investment of a large percentage of an Underlying Fund’s assets in the securities of a small number of issuers causes greater exposure to each of those issuers than for a more diversified fund, and may cause the Underlying Fund’s share price to fluctuate more than that of a diversified company.

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More Information on Risks (continued) Emerging Growth Risk.  An Underlying Fund’s performance is particularly sensitive to changes in the value of emerging growth companies. Investments in emerging growth companies may be subject to more abrupt or erratic market movements and may involve greater risks than investments in more established companies. A decline in the value of these types of securities may result in a decline in a an Underlying Fund’s net asset value and the value of your investment.

Emerging Markets Risk.  Emerging market countries are generally defined as countries in the initial stage of their industrialization cycles with low per capita income. Investment in emerging market countries presents risks to a greater degree than, and in addition to, those presented by investment in foreign issuers in general as these countries may be less politically and economically stable than other countries. A number of emerging market countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar from time to time, and devaluation may occur after investments in those currencies by an Underlying Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

It may be more difficult to buy and sell securities in emerging market countries as many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in emerging market countries that a future economic or political crisis could lead to: price controls; forced mergers of companies; expropriation or confiscatory taxation; seizure; nationalization; foreign exchange controls that restrict the transfer of currency from a given country; or creation of government monopolies.

Equity Securities Risk.  The Underlying Funds may invest in equity securities. Equity securities include common, preferred and convertible preferred stocks and securities with values that are tied to the price of the stocks, such as rights, warrants and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of an investment in equities. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. The value of equity securities purchased by an Underlying Fund could decline if the financial condition of the companies decline or if overall market and economic conditions deteriorate. Even investment in high quality or “blue chip” equity securities or securities of established companies with large market capitalizations (which generally have strong financial characteristics) can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be able to react less quickly to a change in the marketplace.

Extension Risk.  Slower than expected principal payments on a mortgage-backed or asset-backed security may extend such security’s life, thereby locking in a below-market interest rate, increasing the security’s duration and reducing the value of the security.

Foreign Investment Risk.  Certain Underlying Funds may invest in foreign securities. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates; unstable political, social, and economic conditions; possible security illiquidity; a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositories than those in the United States; less standardization of accounting standards and market regulations in certain foreign countries; foreign taxation issues; and varying foreign controls on investments. Foreign investments may also be affected by administrative difficulties, such as delays in clearing and settling transactions. In addition, securities of foreign companies may be denominated in foreign currencies and the costs of buying, selling, and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. To the extent an Underlying Fund invests in American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), and Global Depositary Receipts (“GDRs”) it is subject to risks of foreign investments, and it may not always track the price of the underlying foreign security. These factors make foreign investments more volatile and potentially less liquid than U.S. investments.

Geographic Focus Risk.  Concentrating investments in a limited number of countries, may increase the risk that economic, political and social conditions in those countries will have a significant impact on performance.

Growth Investing Risk.  Growth-oriented stocks typically sell at relatively high valuations as compared to other types of securities. Securities of growth companies may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth potential, they may be more volatile since such companies
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More Information on Risks (continued) usually invest a high portion of earnings in their business, and they may lack the dividends of value stocks that can cushion stock prices in a falling market. The market may not favor growth-oriented stocks or may not favor equities at all. In addition, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth. Historically, growth-oriented stocks have been more volatile than value-oriented stocks.

Headline Risk.  To take advantage of an attractive valuation, an Underlying Fund may invest in a company when a company becomes the center of controversy after receiving adverse media attention. The company may be involved in litigation, the company’s financial reports or corporate governance may be challenged, the company’s annual shareholder report may disclose a weakness in internal controls, investors may question the company’s published financial reports, greater government regulation may be contemplated, or other adverse events may threaten the company’s future. There is a risk that the company’s stock may never recover.

High-Yield, Lower-Grade Debt Securities Risk.  Certain Underlying Funds may invest in high-yield, lower-grade debt securities. High-yield debt securities (commonly referred to as “junk bonds”) generally present a greater credit risk that an issuer cannot make timely payment of interest or principal than an issuer of a higher-quality debt security, and typically have greater potential price volatility and principal and income risk. Changes in interest rates, the market’s perception of the issuers and the credit worthiness of the issuers may significantly affect the value of these bonds. High-yield bonds are not considered investment-grade, and are regarded as predominantly speculative with respect to the issuing company’s continuing ability to meet principal and interest payments. The secondary market in which high-yield securities are traded may be less liquid than the market for higher-grade bonds. It may be more difficult to value less liquid high-yield securities, and determination of their value may involve elements of judgment.

Income Risk.  An Underlying Fund’s income may fall due to falling interest rates. Income risk is generally the greatest for short-term bonds and the least for long-term bonds. Changes in interest rates will affect bond prices as well as bond income and the rate on which income and maturing instruments can be reinvested. The risk is typically greater for those Underlying Funds that invest in short-term debt securities.

Index Strategy Risk.  Certain Underlying Funds use an indexing strategy that does not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor stock performance. The correlation between an Underlying Fund and the index performance may be affected by the Underlying Fund’s expenses, and the timing of purchases and redemptions of the Underlying Fund’s shares.

Industry Focus Risk.  An Underlying Fund that invests more than 25% of its assets in an industry or group of industries may be adversely affected by developments affecting the industry or industries. Stocks of issuers in a particular industry may be affected by changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry more than others. The value of shares of such an Underlying Fund may fluctuate more than if it invested in a broader variety of industries.

Inflation-Index Bonds Risk.  Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Initial Public Offerings (“IPOs”) Risk.  IPOs may be more volatile than other securities. IPOs may have a magnified impact on an Underlying Fund during the start-up phase when the Underlying Fund’s asset base is relatively small. However, there is no assurance that the Underlying Fund will have access to profitable IPOs. As assets grow, the effect of IPOs on the Underlying Fund’s performance will not likely be as significant. Furthermore, stocks of newly-public companies may decline shortly after the IPO.

Interest Rate Risk.  The value of debt securities and short-term money market instruments generally tend to move in the opposite direction to interest rates. When interest rates are rising, the prices of debt securities tend to fall. When interest rates are falling, the prices of debt securities tend to rise. Bonds with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than bonds with shorter durations or money market instruments. Further, economic and market conditions may cause issuers to default or go bankrupt.

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More Information on Risks (continued) Investment by Funds-of-Funds Risk.  Each of the Underlying Funds’ shares may be purchased by other investment companies, including the LifeStyle Portfolios. In some cases, the Underlying Fund may experience large inflows or redemptions due to allocations or rebalancings by the LifeStyle Portfolios or other investment companies. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. ING Investments will monitor transactions by the LifeStyle Portfolios and will attempt to minimize any adverse effects on the Underlying Funds and the LifeStyle Portfolios as a result of these transactions. So long as an Underlying Fund accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.

Investment Models Risk.  The proprietary models used by an Underlying Fund’s sub-adviser to evaluate securities or securities markets are based on the sub-adviser’s understanding of the interplay of market factors and do not assure successful investment. The markets, or the price of individual securities, may be affected by the factors not foreseen in developing the models.

Investment Style Risk.  Securities with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. An Underlying Fund may outperform or underperform other portfolios that employ a different style. An Underlying Fund may also employ a combination of styles that impact its risk characteristics. Examples of different styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s earnings growth potential. Growth-oriented funds will typically underperform when value investing is in favor, and vice versa.

Issuer Concentration Risk.  Because an Underlying Fund may invest a relatively large percentage of its assets in a single issuer, an Underlying Fund’s performance may be particularly sensitive to changes in the value of securities of these issuers.

Leveraging Risk.  Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls. To mitigate leveraging risk, an Underlying Fund will segregate liquid assets on the books of the Underlying Fund or otherwise cover the transactions. The use of leverage may cause an Underlying Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases or decreases in the value of an Underlying Fund’s portfolio will be magnified when the Underlying Fund uses leverage. An Underlying Fund will also have to pay interest on its borrowings, reducing the Underlying Fund’s return. This interest expense may be greater than an Underlying Fund’s return on the underlying investment.

Liquidity Risk.  Although certain Underlying Funds expect to invest in debt securities issued, guaranteed or otherwise backed by the U.S. government or its agencies and instrumentalities, the Underlying Fund may make investments in securities that may become less liquid in response to market developments or adverse investor perceptions. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Underlying Fund may have to accept a lower price or may not be able to sell the security at all. An inability to sell a portfolio position can adversely affect the Underlying Fund’s value or prevent the Underlying Fund from being able to take advantage of other investment opportunities. Additionally, in order to meet redemption requests, the Underlying Fund may be forced to sell liquid securities at an unfavorable time and on unfavorable conditions causing a loss to the Underling Fund.

Manager Risk.  An Underlying Fund’s sub-adviser will apply investment techniques and risk analyses in making investment decisions for an Underlying Fund, but there can be no assurance that these will achieve an Underlying Fund’s objective. An Underlying Fund’s sub-adviser could do a poor job in executing an investment strategy. An Underlying Fund’s sub-adviser may use investment techniques or invest in securities that are not part of an Underlying Fund’s principal investment strategy. For example, if market conditions warrant, Underlying Funds that invest principally in equity securities may temporarily invest in U.S. government securities, high-quality corporate fixed-income securities, mortgage-related and asset-backed securities or money market instruments. Likewise, Underlying Funds that invest principally in small- to mid-sized companies may shift to preferred stocks and larger-capitalization stocks. These shifts may alter the risk/return characteristics of the Underlying Funds and cause them to miss investment opportunities. Individuals primarily responsible for managing the Underlying Fund may leave their firm or be replaced.

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More Information on Risks (continued) Many sub-advisers of equity funds employ styles that are characterized as “value” or “growth.” However, these terms can have different application by different managers. One sub-adviser’s value approach may be different from another, and one sub-adviser’s growth approach may be different from another. For example, some value managers employ a style in which they seek to identify companies that they believe are valued at a more substantial or “deeper discount” to a company’s net worth than other value managers. Therefore, some funds that are characterized as growth or value can have greater volatility than other funds managed by other managers in a growth or value style.

Market and Company Risk.  The price of a security held by an Underlying Fund may fall due to changing economic, political or market conditions or disappointing earnings or losses. Stock prices in general may decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Further, even though the stock market is cyclical in nature, returns from a particular stock market segment in which an Underlying Fund invests may still trail returns from the overall stock market.

Market Capitalization Risk.  Stocks fall into three broad market capitalization categories — large, mid and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of small- or mid-capitalization companies, investors may migrate to the stocks of small- and mid-sized companies causing an Underlying Fund that invests in these companies to increase in value more rapidly than an Underlying Fund that invests in larger, fully-valued companies. Investing in small- and mid-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of small- and mid-capitalization companies may decline significantly in market downturns.

Market Trends Risk.  Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. For instance, from time to time, the stock market may not favor growth-oriented securities. Rather, the market could favor value-oriented securities or may not favor equity securities at all. Accordingly, the performance of an Underlying Fund may at times be better or worse than the performance of funds that focus on other types of stocks, or that have a broader investment style.

Maturity Risk.  Interest rate risk will affect the price of a fixed-income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed-income securities with longer maturities will therefore be more volatile than other fixed-income securities with shorter maturities. Conversely, fixed-income securities with shorter maturities will be less volatile but generally provide lower returns than fixed-income securities with longer maturities. The average maturity of an Underlying Fund’s fixed-income investments will affect the volatility of the Underlying Fund’s share price.

Mid-Capitalization Company Risk.  Investment in securities of mid-capitalization companies entails greater risks than investments in larger, more established companies. Mid-capitalization companies tend to have more narrow product lines, more limited financial resources, a more limited trading market for their stocks, and may be dependent on a few key managers, as compared with larger companies. As a result, their stock prices may decline significantly as market conditions change. Securities of mid-capitalization companies tend to be more volatile and less liquid than stocks of larger companies.

Mortgage-Related Securities Risk.  Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, an Underlying Fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of an Underlying Fund because the Underlying Fund will have to reinvest that money at the lower prevailing interest rates.

Natural Resources Risk.  Certain Underlying Funds invest in securities of companies involved in natural resources. These securities of may be subject to broad price fluctuations, reflecting volatility of energy and basic materials’ prices and possible instability of supply of various natural resources. In addition, some companies may be subject to the risks generally associated with extraction of natural resources, such as the risks of mining and oil drilling, and the risks of the hazards associated with natural resources, such as fire, drought, increased regulatory and environmental costs. The production and marketing of natural resources may be affected by action and changes in governments.

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More Information on Risks (continued) Non-Correlation Risk.  The performance of the Underlying Fund and the Index may vary somewhat for a variety of reasons. For example, the Underlying Fund incurs operating expenses and portfolio transaction costs not incurred by the Index. In addition, the Underlying Fund may not be fully invested in the securities of the Index at all times. The use of sampling techniques may affect the Underlying Fund’s ability to achieve close correlation with the Index.

Over-the-Counter Investment Risk.  Investing in securities traded on the over-the-counter (“OTC”) securities market can involve greater risk than is customarily associated with investing in securities traded on the New York or American Stock Exchanges since OTC securities are generally securities of companies that are smaller or newer than those listed on the New York or American Stock Exchanges. For example, these companies often have limited product lines, markets, or financial resources, may be dependent for management on one or a few key persons, and can be more susceptible to losses. Also, their securities may be thinly traded (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts, and may be subject to wider price swings and thus, may create a greater risk of loss than securities of larger capitalization or established companies.

Other Investment Companies Risk.  Certain Underlying Funds may invest in other investment companies to the extent permitted by the 1940 Act and the rules and regulations thereunder. These may include exchange-traded funds (“ETFs”) and Holding Company Depositary Receipts (“HOLDRs”), among others. ETFs are exchange-traded investment companies that are designed to provide investment results corresponding to an equity index and include, among others, Standard & Poor’s Depositary Receipts (“SPDRs”), PowerShares QQQTM (“QQQQ”), Dow Jones Industrial Average Tracking Stocks (“Diamonds”) and iShares exchange-traded funds (“iShares”). The main risk of investing in other investment companies (including ETFs and HOLDRs) is that the value of the underlying securities held by the investment company might decrease. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions. Because the Underlying Fund may invest in other investment companies, you will pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees) in addition to the expenses of the Underlying Fund. Additional risks of investments in ETFs include: (i) an active trading market for an ETF’s shares may not develop or be maintained; or (ii) trading may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts trading generally. Because HOLDRs concentrate in the stocks of a particular industry, trends in that industry may have a dramatic impact on their value.

To seek to achieve a return on uninvested cash or for other reasons, certain Underlying Funds may invest their assets in ING Institutional Prime Money Market Fund and/or one or more other money market funds advised by ING affiliates (“ING Money Market Funds”). An Underlying Fund’s purchase of shares of an ING Money Market Fund will result in the Underlying Fund paying a proportionate share of the expenses of the ING Money Market Fund. The Underlying Fund’s Adviser will waive its fee in an amount equal to the advisory fee received by the adviser of the ING Money Market Fund in which the Underlying Fund invests resulting from the Underlying Fund’s investment into the ING Money Market Fund.

Portfolio Turnover Risk.  Changes to the investments of an Underlying Fund may be made regardless of the length of time particular investments have been held. A high portfolio turnover rate generally involves greater expenses, including brokerage commissions and other transactional costs, which may have an adverse impact on performance. The portfolio turnover rate of an Underlying Fund will vary from year to year, as well as within a year.

Prepayment Risk.  The Underlying Fund may invest in mortgage-related securities, which can be paid off early if the borrowers on the underlying mortgages pay off their mortgages sooner than scheduled. If interest rates are falling, the Underlying Fund will be forced to reinvest this money at lower yields.

Price Volatility Risk.  The value of an Underlying Fund changes as the prices of its investments go up or down. Equity and debt securities face market, issuer, and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.

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More Information on Risks (continued) Real Estate Investment Trusts Risk.  Investment in REITs exposes an Underlying Fund to the risks similar to those associated with the direct ownership of real estate including terrorist attacks, war or other acts that destroy real property (in addition to securities market risks). Some REITs may invest in a limited number of properties, in a narrow geographic area, or in a single property type, which increases the risk that the Underlying Fund could be unfavorably affected by the poor performance of a single investment or investment type. These companies are also sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. Borrowers could default on or sell investments the REIT holds, which could reduce the cash flow needed to make distributions to investors. In addition, REITs may also be affected by tax and regulatory requirements in that a REIT may not qualify for preferential tax treatments or exemptions. REITs require specialized management and pay management expenses.

Restricted and Illiquid Securities Risk.  If a security is illiquid, an Underlying Fund might be unable to sell the security at a time when the Underlying Fund’s sub-adviser might wish to sell, and the security could have the effect of decreasing the overall level of the Underlying Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount an Underlying Fund could realize upon disposition. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets. This may also include Rule 144A securities which are restricted securities that can be resold to qualified institutional buyers but not to the general public. Rule 144A securities may have an active trading market, but carry the risk that the active trading market may not continue.

Risk Arbitrage Securities and Distressed Companies Risk.  Certain Underlying Funds, and in particular the ING Franklin Mutual Shares Portfolio, may invest in risk arbitrage securities and distressed companies. Risk arbitrage securities are securities of companies involved in restructurings (such as mergers, acquisitions, consolidations, liquidations, spinoffs, or tender or exchange offers) or that the Underlying Fund’s Sub-Adviser believes are cheap relative to an economically equivalent security of the same or another company. Distressed companies are companies that are, or are about to be, involved in reorganizations, financial restructurings or bankruptcy.

A merger or other restructuring, tender or exchange offer proposed at the time an Underlying Fund invests in risk arbitrage securities may not be completed on the terms or within the time frame contemplated, resulting in losses to the Underlying Fund. Debt obligations of distressed companies typically are unrated, lower-rated, in default or close to default. Also, securities of distressed companies are generally more likely to become worthless than the securities of more financially stable companies.

Sector Risk.  A sector is a group of selected industries, such as technology. An Underlying Fund may, at times, invest significant assets in securities of issuers in one or more sectors of the economy or stock market, such as technology. To the extent an Underlying Fund’s assets are concentrated in a single market sector, volatility in that sector will have a greater impact on the Underlying Fund than it would on an Underlying Fund that has securities representing a broader range of investments.

Securities Lending Risk.  An Underlying Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, an Underlying Fund may lose money and there may be a delay in recovering the loaned securities. An Underlying Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of instruments made with cash collateral. These events could trigger adverse tax consequences to the Underlying Fund. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Underlying Fund. When an Underlying Fund lends its securities, it is responsible for investing the cash collateral it receives from the borrower of the securities, and the Underlying Fund could incur losses in connection with the investment of such cash collateral.

Small-Capitalization Company Risk.  Investment in securities of small companies may entail greater risk than investments in larger, more established companies. Smaller companies may have limited product lines and market diversification or fewer financial resources, and may be dependent on a few key managers. Their securities may trade less frequently and in more limited volume than the securities of larger companies. Consequently, the prices of small company stocks tend to rise and fall in value more than other stocks, and/or may be less liquid. When selling a large quantity of a particular stock, an Underlying Fund may have to sell at a discount from quoted prices or may have to make a series of small
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More Information on Risks (continued) sales over an extended period of time due to the more limited trading volume of smaller company stocks. Although investing in small companies offers potential for above-average returns, the companies may not succeed, and the value of stock shares could decline significantly. Securities of smaller companies tend to be more volatile and less liquid than stocks of larger companies. These companies are also likely to have more limited product lines, capital resources, management depth and their securities trade less frequently and more limited volumes than securities of larger companies.

Sovereign Debt Risk.  Certain Underlying Funds may invest in sovereign debt securities. These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position relative to its economy, or its failure to put in place economic reforms required by the International Monetary Fund or other agencies. If a government entity defaults, it may ask for more time in which to pay, or for further loans. There is no legal process for collecting sovereign debts that a government does not pay, or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

Special Situations Risk.  Certain Underlying Funds may make special situation investments, which arise when an Underlying Fund believes that the securities of a particular company will appreciate in value within a reasonable period because of unique circumstances applicable to the company. Special situations often involve much greater risk than is inherent in ordinary investment securities. Investments in special situation companies may not appreciate and an Underlying Fund’s performance could suffer if the anticipated development in a “special situation” investment does not occur or does not have the anticipated result.

U.S. Government Securities and Obligations Risk.  Some U.S. government securities are backed by the full faith and credit of the U.S. government and are guaranteed as to both principal and interest by the U.S. Treasury. These include direct obligations such as U.S. Treasury notes, bills and bonds, as well as indirect obligations such as the Government National Mortgage Association (“GNMA”). Other U.S. government securities are not direct obligations of the U.S. Treasury, but rather are backed by the ability to borrow directly from the U.S. Treasury. Still others are supported solely by the credit of the agency or instrumentality itself and are neither guaranteed nor insured by the U.S. government. No assurance can be given that the U.S. government securities would provide financial support to such agencies if needed. U.S. government securities may be subject to varying degrees of credit risk and all U.S. government securities may be subject to price declines due to changing interest rates. Securities directly supported by the full faith and credit of the U.S. government have less credit risk.

Value Investing Risk.  Certain Underlying Funds invest in “value” stocks. A sub-adviser to an Underlying Fund may be wrong in its assessment of a company’s value and the stocks the Underlying Fund holds may not reach what the sub-adviser believes are their full values. A particular risk of an Underlying Fund’s value approach is that some holdings may not recover and provide the capital growth anticipated or a stock judged to be undervalued may actually be appropriately priced. Further, because the prices of value-oriented securities tend to correlate more closely with economic cycles than growth-oriented securities, they generally are more sensitive to changing economic conditions, such as changes in interest rates, corporate earnings, and industrial production. The market may not favor value-oriented stocks and may not favor equities at all. During those periods, the Underlying Fund’s relative performance may suffer.

When Issued and Delayed Delivery Securities and Forward Commitments Risk.  An Underlying Fund may purchase or sell securities that it is entitled to receive on a when issued basis. An Underlying Fund may also purchase or sell securities on a delayed delivery basis or through a forward commitment. When issued and delayed delivery securities and forward commitments involve the risk that the security an Underlying Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party will not meet its obligation. If this occurs, the Underlying Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Zero-Coupon Risk.  Zero-coupon and stripped securities are subject to greater fluctuations in price from interest rate changes than conventional interest-bearing securities. An Underlying Fund may have to pay out the imputed income on zero-coupon securities without receiving the actual cash currently. The values of interest-only and principal-only mortgage-related securities also are subject to prepayment risk and interest rate risk.

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Management and Other Service Providers

Management of the LifeStyle Portfolios

Adviser. ING Investments serves as the investment adviser to each of the LifeStyle Portfolios. ING Investments is registered with the SEC as an investment adviser. ING Investments is an indirect, wholly-owned subsidiary of ING Groep (NYSE: ING). ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services to over 75 million private, corporate and institutional clients in more than 50 countries. With a diverse workforce of about 125,000 people, ING comprises a broad spectrum of prominent companies that increasingly serve their clients under the ING brand. ING Investments became an investment management firm in April 1995. As of December 31, 2008, ING Investments managed approximately $35.7 billion in assets. ING Investments’ principal address is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.

ING Investments may engage one or more sub-advisers to provide the day-to-day management of the LifeStyle Portfolios. A sub-adviser may be an affiliate of ING Investments, or may be independent. ING Investments acts as a “manager-of-managers” for the LifeStyle Portfolios. ING Investments may delegate to the sub-adviser of the LifeStyle Portfolios the responsibility for investment management, subject to ING Investments’ oversight. ING Investments would be responsible for monitoring the investment program and performance of the sub-adviser of the LifeStyle Portfolios.

From time to time, ING Investments could also recommend the appointment of additional sub-advisers or replacement of non-affiliated sub-advisers to the LifeStyle Portfolios’ Board. It is not expected that ING Investments would normally recommend replacement of affiliated sub-advisers as part of its oversight responsibilities. The LifeStyle Portfolios and ING Investments have received exemptive relief from the SEC to permit ING Investments, with the approval of the LifeStyle Portfolios’ Board, to appoint additional non-affiliated sub-advisers or to replace an existing sub-adviser with a non-affiliated sub-adviser as well as change the terms of a contract with a non-affiliated sub-adviser, without submitting the contract to a vote of the LifeStyle Portfolios’ shareholders. The LifeStyle Portfolios would notify shareholders of any change in the identity of the sub-adviser of the LifeStyle Portfolios or the addition of a sub-adviser to the LifeStyle Portfolios. In this event, the name of a LifeStyle Portfolio and its principal investment strategies may also change.

ING Investments has full investment discretion and ultimate authority to make all determinations with respect to the investment of a LifeStyle Portfolio’s assets and the purchase and sale of portfolio securities for one or more LifeStyle Portfolios. For its investment management services provided to each LifeStyle Portfolio, ING Investments received a management fee equal to 0.14% of each LifeStyle Portfolio’s average daily net assets.

For information regarding the basis for the Board’s approval of the investment advisory relationship, please refer to the LifeStyle Portfolios’ annual shareholder report dated December 31, 2008.

Asset Allocation Committee.  An Asset Allocation Committee of ING Investments reviews the allocation of Portfolio assets. The members of the Asset Allocation Committee are: Williams A. Evans, Michael J. Roland and Paul Zemsky. The Asset Allocation Committee considers the quarterly and annual recommendations of Ibbotson Associates and ING IM, reviews their basis for arriving at these recommendations, and determines the asset allocations for the LifeStyle Portfolios. No member of the Asset Allocation Committee is solely responsible for making recommendations for portfolio purchases and sales or asset allocation recommendations. William A. Evans has been on the Asset Allocation Committee since May 2004. Michael J. Roland has been on the Asset Allocation Committee since April 2007. Paul Zemsky has been on the Asset Allocation Committee since December 31, 2007.

William A. Evans, CFA, Vice President, has been with ING since 2002. Prior to joining ING, Mr. Evans was a portfolio manager for high net worth and institutional clients for Fleet Investment Advisors.

Michael J. Roland has been Executive Vice President, ING Funds since 2002 and Executive Vice President, ING Investments, LLC, since 2001. Mr. Roland has been with ING since June of 1998 and has held various positions within ING relating to ING’s mutual funds administration.

Paul Zemsky is the head of ING’s Multi-Asset Strategies & Solutions Group. He joined ING Investment Management Co. in 2005 as Head of Derivative Strategies. Prior to joining ING, Mr. Zemsky held a number of key positions at J.P. Morgan Investment Management where he worked for 18 years.

The Statement of Additional Information (“SAI”) provides additional information about each Asset Allocation Committee member’s compensation, other accounts overseen by each Asset Allocation Committee member and each Asset Allocation Committee member’s ownership of securities in the LifeStyle Portfolios.

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Management and Other Service Providers (continued) Consultants

Information about Ibbotson Associates.

Ibbotson Associates, founded in 1977 by Professor Roger Ibbotson, is a leading authority on asset allocation and provides products and services to help investment professionals obtain, manage and retain assets. Ibbotson Associates provides extensive training, client education materials, asset allocation investment management services and software to help clients enhance their ability to deliver working solutions to their clients. With offices in Chicago, New York and Japan, Ibbotson Associates provides integrated investment knowledge, leading-edge technology, multi-conceptual education and a variety of sales presentation solutions. In the course of business over the past 25 years, Ibbotson Associates has built and maintained many strong relationships with companies, including brokerage firms, mutual fund companies, banks, insurance companies, individual planners, investment consultants, plan sponsors and investment managers.

Information about ING Investment Management Co.

ING IM is registered with the SEC as an investment adviser. ING IM began investment management in 1972 and serves as an investment adviser to other registered investment companies (or series thereof), as well as to privately managed accounts. As of December 31, 2008, ING IM managed approximately $54.3 billion in assets. The principal address of ING IM is 230 Park Avenue, New York, New York 10169.

Portfolio Distribution

ING Funds Distributor, LLC (“ING Funds Distributor” or “Distributor”) is the principal underwriter and distributor of the LifeStyle Portfolios. It is a Delaware limited liability company with its principal offices at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.

On December 29, 2006, an internal reorganization was undertaken in which the distribution functions for the ING Funds were transferred from DSI, to ING Funds Distributor. As a result of this transfer, ING Funds Distributor assumed all contractual obligations and became the sole distributor for the Portfolios.

ING Funds Distributor is a member of the Financial Industry Regulatory Authority (“FINRA”). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org or the Public Disclosure Hotline at 800-289-9999.

Rule 12b-1 Distribution Fees

The Trust has adopted a Rule 12b-1 Distribution Plan (“12b-1 Plan”) for the Service 2 Class shares of each Portfolio of the Trust. The 12b-1 Plan allows the Trust to make payments quarterly at an annual rate of 0.25% to ING Funds Distributor, as the Distributor, to pay or reimburse certain distribution-related expenses. ING Funds Distributor has agreed to waive 0.10% of the distribution fee for Service 2 Class shares. The expense waiver will continue through at least May 1, 2008, but in any event, the Trust will notify shareholders if it intends to pay ING Funds Distributor more than 0.15% (not to exceed 0.25% under the current 12b-1 Plan) in the future. Because these fees are paid out of a Portfolio’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges. Distribution related expenses that may be paid under the 12b-1 plan include, but are not limited to, the costs of the following:

(a)	printing and mailing Trust prospectuses, statements of additional information, any supplements thereto and reports for prospective variable contract owners or other investors;
(b)	expenses relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials describing and/or relating to the Trust and materials intended for use within a sponsoring insurance company, or for broker-dealer only use or retail use;
(c)	holding seminars and sales meetings designed to promote Trust shares;
(d)	obtaining information and providing explanations to variable contract owners or other investors regarding a Portfolio’s investment objectives and policies and other information about the Trust and the LifeStyle Portfolios including the performance of the Portfolio’s Service 2 Class shares;
(e)	training sales personnel regarding the Trust;
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Management and Other Service Providers (continued)
(f)	compensating sales personnel in connection with the allocation of cash values and premiums under the Variable Contracts to the Trust; and
(g)	financing any other activity that the Trust’s Board determines is primarily intended to result in the sale of the portfolio’s Service 2 Class shares.

Service Fees

The Trust has entered into a Shareholder Services Plan (the “Plan”) for the Service 2 Class shares of each Portfolio. The Plan allows ING Funds Distributor, the Distributor, to use payments under the Plan for the provision of shareholder services and/or account maintenance services to direct or indirect beneficial owners of Service 2 Class Shares of the LifeStyle Portfolios. Services that may be provided under the Plan include, among other things, providing information about the LifeStyle Portfolios. Under the Plan, each Portfolio makes payments to ING Funds Distributor at an annual rate of up to 0.25% of the portfolio’s average daily net assets attributable to its Service 2 Class shares.

How ING Compensates Entities Offering Its Portfolios as Investment Options in their Insurance Products

ING mutual funds may be offered as investment options in Variable Contracts by affiliated and non-affiliated insurance companies. In addition to paying fees under the LifeStyle Portfolios’ Plan, the LifeStyle Portfolios’ Adviser or Distributor (collectively “ING”), out of its own resources and without additional cost to the Portfolios or their shareholders, may pay additional compensation to these insurance companies. The amount of the payment is based upon an annual percentage of the average net assets held in the LifeStyle Portfolios by those companies. The LifeStyle Portfolios’ Adviser and Distributor may make these payments for administrative, record keeping or other services that insurance companies provide to each LifeStyle Portfolios. These payments may also provide incentive for insurance companies to make the LifeStyle Portfolios available through the Variable Contracts issued by the insurance company, and thus they may promote the distribution of the shares of the LifeStyle Portfolios.

The distributing broker-dealer for the LifeStyle Portfolios is ING Funds Distributor. ING Funds Distributor has entered into such agreements with non-affiliated insurance companies. Fees payable under these arrangements are at annual rates that range from 0.15% to 0.25%. This is computed as a percentage of the average aggregate amount invested in the LifeStyle Portfolios by contract holders through the relevant insurance company’s Variable Contracts. As of the date of this Prospectus, the Adviser has entered into such arrangements with the following insurance companies: Zurich Kemper Life Insurance Company; Symetra Life Insurance Company; and First Fortis Life Insurance Company.

The Adviser also has entered into similar agreements with affiliated insurers, including, but not limited to: ING Life Insurance and Annuity Company; ReliaStar Life Insurance Company; ReliaStar Life of New York; Security Life of Denver; and ING USA Annuity and Life Insurance Co. ING uses a variety of financial and accounting techniques to allocate resources and profits across the organization. These methods may take the form of cash payments to affiliates. These methods do not impact the costs incurred when investing in one of the LifeStyle Portfolios. Additionally, if a Portfolio is not sub-advised or is sub-advised by an ING entity, ING may retain more revenue than on those LifeStyle Portfolios it must pay to have sub-advised by non-affiliated entities. Management personnel of ING may receive additional compensation if the overall amount of investments in LifeStyle Portfolios advised by ING meets certain target levels or increases over time.

The insurance companies through which investors hold shares of the LifeStyle Portfolios may also pay fees to third parties in connection with distribution of Variable Contracts and for services provided to contract owners. The LifeStyle Portfolios, the Adviser, and the Distributor are not a party to these arrangements. Investors should consult the prospectus and statement of additional information for their Variable Contracts for a discussion of these payments.

Ultimately, the agent or broker selling the Variable Contract to you could have a financial interest in selling you a particular product to increase the compensation they receive. Please make sure you read fully each prospectus and discuss any questions you have with your agent or broker.

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Management and Other Service Providers (continued)

Administrative Services

ING Funds Services, LLC (“ING Funds Services”), an affiliate of ING Investments, provides the LifeStyle Portfolios with certain administrative services. The administrative services performed by ING Funds Services include acting as a liaison among the various service providers to the LifeStyle Portfolios, including the custodian, portfolio accounting agent, and the insurance company or companies to which the LifeStyle Portfolios offer their shares. ING Funds Services is also responsible for ensuring that the LifeStyle Portfolios operate in compliance with applicable legal requirements and monitoring for compliance with requirements under applicable law and with the investment policies and restrictions of the LifeStyle Portfolios.

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Information for Investors

About Your Investment

The LifeStyle Portfolios are available to serve as investment options under Variable Contracts issued by insurance companies or Qualified Plans that may or may not be part of the ING Groep group of companies. You do not buy, sell or exchange shares of the LifeStyle Portfolios. You choose investment options through your Variable Contract or Qualified Plan.

The insurance company that issued your Variable Contract or plan sponsor in the case of a Qualified Plan is responsible for investing in the LifeStyle Portfolios according to the investment options you’ve chosen. You should consult the accompanying Variable Contract prospectus or Qualified Plan documents for additional information about how this works.

Interests of the Holders of Variable Contracts and Qualified Plans

Each Portfolio is available to serve as an investment option offered through Variable Contracts and as an investment option to Qualified Plans. The LifeStyle Portfolios also may be made available to certain investment advisers and their affiliates in connection with the creation or management of a Portfolio, certain other investment companies and other investors as permitted by the diversification and other requirements under Section 817(h) of the Internal Revenue Code of 1986, as amended and the Underlying Treasury Regulations. The LifeStyle Portfolios currently do not foresee any disadvantages to investors if a Portfolio serves as an investment option for Variable Contracts and offers its shares directly to Qualified Plans and other permitted investors. However, it is possible that the interests of owners of Variable Contracts, Qualified Plans and other permitted investors, for which a Portfolio serves as an investment option, might at some time be in conflict because of differences in tax treatment or other considerations. The Board directed ING Investments to monitor events to identify any material conflicts between Variable Contract owners, Qualified Plans and other permitted investors and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in the Portfolio might be required to redeem the investment of one or more of its separate accounts from the Portfolio or a Qualified Plan investment company or other permitted investor might be required to redeem its investment, which might force the Portfolio to sell securities at disadvantageous prices. The LifeStyle Portfolios may discontinue sales to a Qualified Plan and require plan participants with existing investments in the Portfolio to redeem those investments if the Plan loses (or in the opinion of ING Investments, is at risk of losing) its Qualified Plan status.

Net Asset Value

The net asset value (“NAV”) per share for each Portfolio is determined each business day as of the close of regular trading (“Market Close”) on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE). The LifeStyle Portfolios are open for business every day the NYSE is open. The NYSE is closed on all weekends and on all national holidays and Good Friday. Portfolio shares will not be priced on those days. The NAV per share for each Portfolio is calculated by taking the value of a Portfolio’s assets, subtracting that Portfolio’s liabilities, and dividing by the number of shares that are outstanding.

The NAVs of the LifeStyle Portfolios are based upon the NAVs of the Underlying Funds. In general, assets of the Underlying Funds are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments in securities maturing in 60 days or less are valued at amortized cost which, when combined with accrued interest, approximates market value. Securities prices may be obtained from automated pricing services. Shares of investment companies held by a Portfolio or Underlying Fund will generally be valued at the latest NAV reported by that company. The prospectuses for those investment companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Trading of foreign securities may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may occur on weekends or holidays when a Portfolio’s or Underlying Fund’s NAV is not calculated. As a result, the NAV of a Portfolio or an Underlying Fund may change on days when shareholders will not be able to purchase or redeem a Portfolio’s or Underlying Fund’s shares or when an investor will not be able to reallocate between investment options.

When market quotations are not available or are deemed unreliable, the sub-adviser to an Underlying Fund may use a fair value for the security that is determined in accordance with procedures adopted by an Underlying Fund’s Board. The types of securities for which such fair value pricing might be required include, but are not limited to:

65

Information for Investors (continued)
  Foreign securities, where a foreign security whose value at the close of the foreign market on which such security principally trades, likely would have changed by the time of the close of the NYSE, or the closing value is otherwise deemed unreliable;
  Securities of an issuer that has entered into a restructuring;
  Securities whose trading has been halted or suspended;
  Fixed-income securities that have gone into default and for which there are no current market value quotations; and
  Securities that are restricted as to transfer or resale.

Each sub-adviser to the Underlying Funds may rely on the recommendation of a fair value pricing service approved by an Underlying Fund’s Board in valuing foreign securities. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The investment adviser makes such determinations in good faith in accordance with procedures adopted by an Underlying Fund’s board of directors or trustees. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that an Underlying Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which an Underlying Fund determine its NAV per share. Please refer to the prospectus for the Underlying Funds for an explanation of the circumstances under which each Underlying Fund will use fair pricing and the effect of fair pricing.

When an insurance company or Qualified Plan is buying shares of the LifeStyle Portfolios, it will pay the NAV that is next calculated after the order from the insurance company’s variable contract holder or Qualified Plan participant is received in proper form. When an insurance company or Qualified Plan is selling shares, it will normally receive the NAV that is next calculated after the order from the insurance company’s variable contract holder or Qualifed Plan participant is received in proper form. When the LifeStyle Portfolios purchase shares of the Underlying Funds, they will pay the NAV of the Underlying Fund that is next calculated after the fund receives its order in proper form.

Pricing of Portfolio Shares

Investments will be processed at the NAV next calculated after an order is received and accepted by a Portfolio or its designated agent. In order to receive a day’s price, your order must be received by the earlier of 4:00 p.m. Eastern time or Market Close. The LifeStyle Portfolios reserve the right to suspend the offering of shares, or to reject any specific purchase order. The LifeStyle Portfolios may suspend redemptions or postpone payments when the NYSE is closed or when trading is restricted for any reason or under emergency circumstances as determined by the SEC.

Purchase and Redemption of Shares

Purchases and redemptions of shares may be made only by separate accounts of insurance companies for the purpose of funding Variable Contracts, Qualified Plans, other investment companies or other permitted investors. The LifeStyle Portfolios may not be available as investment options in your Variable Contract, through your Qualified Plan or other investment company. Please refer to the prospectus for the appropriate insurance company separate account, investment company or your plan documents for information on how to direct investments in, or redemptions from an investment option corresponding to one of the LifeStyle Portfolios and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Trust’s behalf.

Frequent Trading – Market Timing

The LifeStyle Portfolios are intended for long-term investment and not as short-term trading vehicles. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers should not purchase shares of a Portfolio. Shares of the LifeStyle Portfolios are primarily sold through omnibus account arrangements with financial intermediaries, as investment options for the Variable Contracts issued by insurance companies, and as investment options for the Qualified Plans. Omnibus accounts generally do not identify customers’ trading activity on an individual basis. The LifeStyle Portfolios’ administrator has agreements which require such intermediaries to provide detailed account information, including trading history, upon request of the LifeStyle Portfolios.

The LifeStyle Portfolios rely on the financial intermediaries to monitor frequent, short-term trading within a LifeStyle Portfolio by their customers. You should review the materials provided to you by your financial intermediary, including, in the case of a Variable Contract, the prospectus that describes the contract, or in the case of a Qualified Plan, the
66

Information for Investors (continued) plan documentation, for its policies regarding frequent, short-term trading. With trading information received as a result of these agreements, a Portfolio may make a determination that certain trading activity would be harmful to the LifeStyle Portfolios and their shareholders, even if such activity is not strictly prohibited by the intermediaries’ excessive trading policy. As a result, a shareholder investing directly or indirectly in the LifeStyle Portfolios may have their trading privileges suspended without violating the stated excessive trading policy of the intermediary. The LifeStyle Portfolios reserve the right, in their sole discretion and without prior notice, to reject, restrict or refuse purchase orders, whether directly or by exchange, including purchase orders that have been accepted by a financial intermediary. The LifeStyle Portfolios seek assurances from financial intermediaries that they have procedures adequate to monitor and address frequent short-term trading. There is, however, no guarantee that the procedures of the financial intermediaries will be able to curtail frequent, short-term trading activity.

The LifeStyle Portfolios believe that market timing or frequent, short-term trading in any account, including a Variable Contract or Qualified Plan account, is not in the best interest of a Portfolio or its shareholders. Due to the disruptive nature of this activity, it can adversely impact the ability of ING Investments to invest assets in an orderly, long-term manner. Frequent trading can disrupt the management of the Portfolio and raise its expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; lost opportunity costs; and large asset swings that decrease the Portfolio’s ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on Portfolio performance.

The Underlying Funds that invest in foreign securities may present greater opportunities for market timers and thus be at a greater risk for excessive trading. If an event occurring after the close of a foreign market, but before the time an Underlying Fund computes its current NAV, causes a change in the price of the foreign security and such price is not reflected in the Underlying Fund’s current NAV, investors may attempt to take advantage of anticipated price movements in securities held by the Underlying Funds based on such pricing discrepancies. This is often referred to as “price arbitrage.” Such price arbitrage opportunities may also occur in Underlying Funds which do not invest in foreign securities. For example, if trading in a security held by a Underlying Fund is halted and does not resume prior to the time the Underlying Fund calculates its NAV, such “stale pricing” presents an opportunity for investors to take advantage of the pricing discrepancy. Similarily, Underlying Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be exposed to varying levels of pricing arbitrage. The Underlying Funds have adopted fair valuation policies and procedures intended to reduce the Underlying Funds’ exposure to price arbitrage, stale pricing and other potential pricing discrepancies, however, to the extent that an Underlying Fund’s NAV does not immediately reflect these changes in market conditions, short-term trading may dilute the value of Underlying Fund shares, which negatively affects long-term shareholders.

Although the policies and procedures known to the LifeStyle Portfolios that are followed by the financial intermediaries that use the LifeStyle Portfolios and the monitoring by the LifeStyle Portfolios are designed to discourage frequent, short-term trading, none of these measures can eliminate the possibility that frequent, short-term trading activity in the LifeStyle Portfolios will occur. Moreover, decisions about allowing trades in the LifeStyle Portfolios may be required. These decisions are inherently subjective, and will be made in a manner that is in the best interest of the LifeStyle Portfolios’ shareholders.

Portfolio Holdings Disclosure Policy

A description of the LifeStyle Portfolios’ policies and procedures with respect to the disclosure of each Portfolios’ portfolio securities is available in the SAI. Each Portfolio posts its portfolio holdings schedule on its website on a month-end basis and makes it available 10 days after the end of the previous calendar month (i.e., release June 30 date on July 11). The portfolio holdings schedule is as of the last day of the calendar month. A Portfolio may also post its complete or partial holdings on its website as of a specified date. Each LifeStyle Portfolio’s portfolio holdings schedule will, at a minimum, remain available on the LifeStyle Portfolios’ website until the next calendar month or until the LifeStyle Portfolios file a Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the website information is current. The LifeStyle Portfolios’ website is located at www.ingfunds.com.

Additional Information about the LifeStyle Portfolios

The SAI is made a part of this Prospectus. It identifies investment restrictions and provides more detailed risk descriptions and other information that may be helpful to you in your decision to invest. You may obtain a copy without charge by calling the Trust at (800)366-0066, or downloading it from the SEC’s website at http://www.sec.gov.

67

Information for Investors (continued) Percentage and Rating Limitation

Unless otherwise stated, the percentage limitations, ratings limitations on debt securities, or capitalization criteria on equity securities that are in this Prospectus and each Underlying Fund’s prospectus apply at the time of purchase.

A Word About Portfolio Diversity

Each Underlying Fund in this Prospectus, unless specifically noted under the Underlying Fund’s principal investment strategy, are diversified, as defined in the 1940 Act. A diversified portfolio may not, as to 75% of its total assets, invest more than 5% of its total assets in any one issuer and may not purchase more than 10% of the outstanding voting securities of any one issuer (other than U.S. government securities).

Taxes and Distributions

Each Portfolio intends to qualify as a regulated investment company for federal income tax purposes by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”). As qualified regulated investment companies, the LifeStyle Portfolios are generally not subject to federal income tax on their ordinary income and net realized capital gain that is distributed. It is each Portfolio’s intention to distribute all such income and gains.

Each Portfolio also intends to comply with the diversification requirements of Section 817(h) of the Code for Variable Contracts so that owners of these contracts should not be subject to federal tax on distributions of dividends and income from a Portfolio to the insurance company’s separate accounts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a Portfolio and you. Please refer to the SAI for more information about the tax status of the LifeStyle Portfolios.

THE TAX STATUS OF YOUR INVESTMENT IN A PORTFOLIO DEPENDS UPON THE FEATURES OF YOUR VARIABLE CONTRACT. FOR FURTHER INFORMATION, PLEASE REFER TO THE PROSPECTUS FOR THE VARIABLE CONTRACT.

Reports to Shareholders

The fiscal year of each Portfolio ends on December 31. Each Portfolio will send financial statements to its shareholders at least semi-annually. An annual shareholder report containing financial statements audited by the registered public accounting firm will be sent to shareholders each year.

68

Financial Highlights

The following financial highlights are intended to help you understand each of the Portfolio’s Service 2 Class shares’ financial performance for the past 5 years or, if shorter, for the period of the Class’s operations. Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The financial information has been derived from the Portfolios’ financial statements, which have been audited by KPMG LLP, an independent registered public accounting firm, whose report, along with the LifeStyle Portfolios’ financial statements, are included in the annual shareholder report, which is available upon request.

69

Financial Highlights (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations			Less distributions						Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses, net of fee waivers and/or recoupments, if any(2)(3)(4)	Expenses, net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)(4)	Net assets, end of year or period	Portfolio turnover rate
Year or Period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
ING LifeStyle Conservative Portfolio
Service 2 Class
12-31-08	9.92	0.31•	(2.27)	(1.96)	—	0.00*	—	0.00*	7.96	(19.76)	0.98	0.56	0.56	3.33	1	68
10-31-07(5) - 12-31-07	10.00	0.08	(0.16)	(0.08)	—	—	—	—	9.92	(0.80)	35.99	0.54	0.54	4.91	1	3
ING LifeStyle Moderate Portfolio
Service 2 Class
12-31-08	12.52	0.31•	(3.46)	(3.15)	0.21	0.39	—	0.60	8.77	(26.12)	0.67	0.56	0.56	2.83	11,318	70
12-31-07	12.35	0.25•	0.34	0.59	0.19	0.23	—	0.42	12.52	4.76	0.66	0.54	0.54	1.96	13,614	47
05-09-06(5) - 12-31-06	12.05	0.19•	0.41	0.60	0.12	0.18	—	0.30	12.35	5.05	0.66	0.54	0.54	2.30	7,717	19
ING LifeStyle Moderate Growth Portfolio
Service 2 Class
12-31-08	12.91	0.23•	(4.16)	(3.93)	0.21	0.53	—	0.74	8.24	(31.76)	0.67	0.56	0.56	2.07	11,148	74
12-31-07	12.80	0.20•	0.38	0.58	0.17	0.30	—	0.47	12.91	4.49	0.66	0.54	0.54	1.50	16,312	37
05-02-06(5) - 12-31-06	12.34	0.17•	0.60	0.77	0.11	0.20	—	0.31	12.80	6.44	0.66	0.54	0.54	2.09	5,182	20
ING LifeStyle Growth Portfolio
Service 2 Class
12-31-08	13.48	0.18•	(4.91)	(4.73)	0.17	0.66	—	0.83	7.92	(36.75)	0.67	0.56	0.56	1.65	9,574	83
12-31-07	13.44	0.10•	0.41	0.51	0.13	0.34	—	0.47	13.48	3.70	0.66	0.54	0.54	0.76	12,288	37
05-03-06(5) - 12-31-06	12.93	0.09•	0.72	0.81	0.06	0.24	—	0.30	13.44	6.54	0.66	0.54	0.54	1.08	8,290	21
ING LifeStyle Aggressive Growth Portfolio
Service 2 Class
12-31-08	13.93	0.10•	(5.52)	(5.42)	0.18	1.17	—	1.35	7.16	(41.86)	0.67	0.56	0.56	0.91	2,763	90
12-31-07	14.07	0.00•,*	0.47	0.47	0.09	0.52	—	0.61	13.93	3.11	0.66	0.54	0.54	0.01	4,327	35
05-04-06(5) - 12-31-06	13.52	0.00•,*	0.87	0.87	0.02	0.30	—	0.32	14.07	6.70	0.66	0.54	0.54	0.02	2,530	24

See Accompanying Notes to Financial Highlights
70

Accompanying Notes to Financial Highlights

(1)	Total return is calculated assuming reinvestment of dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for less than one year is not annualized.
(2)	Annualized for periods less than one year.
(3)	Expense ratios reflect operating expenses of a Portfolio. Expenses before reductions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage commission recapture arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor but prior to reductions from brokerage commission recapture arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.
(4)	Expense ratios do not include expenses of Underlying Funds and do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.
(5)	Commencement of operations.
•	Calculated using average number of shares outstanding throughout the period.
*	Amount is less than $0.005.
See Accompanying Notes to Financial Highlights
71

To Obtain More Information

A Statement of Additional Information, dated May 1, 2009, has been filed with the SEC, and is made a part of this Prospectus by reference.

Additional information about the LifeStyle Portfolios’ investments is available in the LifeStyle Portfolios’ annual and semi-annual shareholder reports. In the annual shareholder report, you will find a discussion of the market conditions and investment strategies that significantly affected the LifeStyle Portfolios’ performance during their last fiscal year and the independent registered public accounting firm’s report.

To obtain free copies of the LifeStyle Portfolios’ annual and semi-annual shareholder reports and the LifeStyle Portfolios’ Statement of Additional Information or to make inquiries about the LifeStyle Portfolios, please write to the Trust at 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85238-2034, call (800)366-0066, or visit our website at www.ingfunds.com.

Information about the ING Investors Trust can be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Reports and other information about the ING Investors Trust are available on the EDGAR Database on the SEC’s Internet Site at http://www.sec.gov. You may obtain copies of information for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E. Washington, D.C. 20549-0102.

05/01/09	SEC File No. 811-05629

ING INVESTORS TRUST

Prospectus
May 1, 2009

Service Class

This Prospectus is designed to help you make informed decisions about investments in the Portfolio listed below (“Portfolio”). The Portfolio seeks to achieve its investment objective by investing in other mutual funds sponsored by the sub-adviser or one of its affiliates (“Underlying Funds”) and uses asset allocation strategies to determine how much to invest in the Underlying Funds.

Consult with your investment professional to determine if the Portfolio is suited to your financial needs, investment time horizon and risk comfort level. You should periodically review these factors to determine if you need to change your investment strategy.

ING Oppenheimer Active Allocation Portfolio
(formerly, ING Oppenheimer Active Asset Allocation Portfolio)

THE PORTFOLIO MAY NOT BE AVAILABLE IN ALL JURISDICTIONS, UNDER ALL VARIABLE CONTRACTS OR UNDER ALL PLANS

This Prospectus contains important information about investing in the Service Class (“Class S”) shares of the Portfolio. You should read it carefully before you invest, and keep it for future reference. Please note that your investment: is not a bank deposit; is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”), the Federal Reserve Board or any other government agency; and is affected by market fluctuations. There is no guarantee that the Portfolio will achieve its investment objective.

As with all mutual funds, the U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities nor has the SEC judged whether the information in this Prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.

You should read this Prospectus in conjunction with the prospectus for the separate account before investing or sending any money. Both prospectuses should be read carefully and retained for future reference. You should read the complete description of the Portfolio in this Prospectus and be aware that any time you invest, there is a risk of loss of money.

1

Introduction

ING Investors Trust

The Portfolio is a series of ING Investors Trust (“Trust”). The Trust is an open-end management investment company authorized to issue multiple series and classes of shares, each with different investment objectives, policies and restrictions. The Trust offers other portfolios that are not offered in this prospectus (“Prospectus”).

An Introduction to the Portfolio

The Portfolio is designed to meet the needs of investors who prefer a single diversified investment that has an investment objective consistent with their risk tolerance and the anticipated length of time until they will need access to their funds.

The Portfolio invests primarily in a universe of Underlying Funds that, in turn, invest directly in a wide range of portfolio securities (like stocks and bonds). Although an investor may achieve the same level of diversification by investing directly in a variety of the Underlying Funds, the Portfolio provides investors with a means to simplify their investment decisions by investing in a single diversified portfolio. For more information about the Underlying Funds, please see the section entitled “Description of the Investment Adviser, Investment Objectives, Main Investments and Risks of the Underlying Funds” later in this Prospectus.

Shares of the Portfolio are offered to separate asset accounts (“Separate Accounts”) of insurance companies as investment options under variable annuity contracts and variable life insurance policies (“Variable Contracts”). Shares may also be offered to qualified pension and retirement plans (“Qualified Plans”) outside the Variable Contracts and to certain investment advisers and their affiliates in connection with the creation or management of the Portfolio.

This Prospectus explains the investment objective, principal investment strategies and risks of the Portfolio. Reading the Prospectus will help you to decide whether the Portfolio is the right investment for you. You should keep this Prospectus for future reference.

The Asset Allocation Process

Allocations to individual Underlying Funds are determined by the sub-adviser, OppenheimerFunds, Inc (“OppenheimerFunds” or “Sub-Adviser”), in seeking to meet the investment objective of the Portfolio. The Sub-Adviser monitors the Underlying Fund selections to ensure that they adhere to the asset allocations over time, and periodically rebalances the Portfolio’s investments in the Underlying Funds to bring them back within their target weightings. In response to changing market or economic conditions, the Sub-Adviser may change the asset class allocations, the Underlying Funds, or their target weightings at any time, without prior approval from or notice to shareholders. The Sub-Adviser will allocate the Portfolio’s assets among the Underlying Funds to assure broad diversification within the guidelines of the Portfolio’s investment objective. This diversification will be achieved by selecting Underlying Funds with different investment guidelines and styles. The Sub-Adviser will look to diversify both domestically and internationally, among different investment styles and market capitalizations.

2

Description of the Portfolio

Adviser ING Investments, LLC

Sub-Adviser OppenheimerFunds, Inc.

ING Oppenheimer Active Allocation Portfolio

Investment Objective

Long-term growth of capital with a secondary objective of current income. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

The Portfolio operates as a fund of funds and invests in Underlying Funds advised by the Sub-Adviser. The Portfolio’s current approximate target investment allocations (expressed as a percentage of its net assets) among asset classes invested in by the Underlying Funds are set out below. As these are target investment allocations, the actual allocations of the Portfolio’s assets may deviate from the percentages shown.

U.S. Equity	40%
International Equity	15%
Fixed-Income	20%
Other	5%
Tactical Allocation	20%

Up to 20% of the Portfolio’s net assets may be invested according to a tactical allocation among certain of the Underlying Funds or money market securities as determined by the Sub-Adviser. Those Underlying Funds participating in the tactical allocation portion of the Portfolio are indicated in the chart found in the section entitled “Description of the Investment Adviser, Sub-Adviser, Investment Objectives, Main Investments and Risks of the Underlying Funds.” “Tactical Allocation,” as used in this Prospectus, refers to a strategy that involves adjusting the asset mix to take advantage of temporary market conditions that may present opportunities. This tactical allocation portion will be invested in at least two Underlying Funds. Additionally, the Sub-Adviser could use derivatives to effect a tactical allocation if it is determined that the Portfolio’s transactions would be detrimental to the Underlying Funds. The Portfolio’s ability to invest using derivatives is subject to an exemptive application filed with the SEC. The Portfolio will not be able to invest using derivatives unless and until such application is granted. The Sub-Adviser will select Underlying Funds for the tactical allocation that, based on its proprietary tactical allocation models (including computer aided models), it believes will have the greatest potential for positive total returns. The tactical asset allocation models use quantitative techniques to take advantage of market conditions by over- or under-weighting various sectors of the market. There can be no assurance that the Underlying Funds selected by these models will perform as anticipated.

Principal Risks

You could lose money on an investment in the Portfolio. Although asset allocation seeks to optimize returns given various levels of risk tolerance, you still may lose money and experience volatility. Market and asset class performance may differ in the future from the historical performance and the assumptions used to form the asset allocations for the Portfolio. There is a risk that you could achieve better returns in an Underlying Fund or other mutual funds representing a single asset class than in the Portfolio.

The share price of the Portfolio normally changes daily, based on changes in the value of the securities that the Portfolio holds. The principal investment strategies may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Asset Allocation Risk
Credit Risk
Debt Securities Risk
Derivatives Risk
Equity Securities Risk
Foreign Investment Risk
3

Description of the Portfolio (continued) Growth Investing Risk
Interest Rate Risk
Investment by Funds-of-Funds Risk
Investment Models Risk
Market and Company Risk
Mid-Capitalization Company Risk
Price Volatility Risk
Small-Capitalization Company Risk
Value Investing Risk

There may be other risks that are not listed that could cause the value of your investment in the Portfolio to decline, and that could prevent the Portfolio from achieving its stated investment objective. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

If you would like additional information regarding the Portfolio’s investment strategies and risks or the Underlying Funds’ investment strategies and risks, please refer to “Additional Information on Investment Strategies,” “Description of the Investment Adviser, Sub-Adviser, Investment Objectives, Main Investments and Risks of the Underlying Funds”, and “More Information on Risks” sections later in this Prospectus.

Performance

Since the Portfolio did not have a full calendar year of operations as of December 31, 2008, there is no annual performance information included in this Prospectus.

4

Portfolio Fees and Expenses

The table that follows shows the estimated operating expenses you pay if you buy and hold Class S shares of the Portfolio. Shareholders of the Portfolio will indirectly bear the fees and expenses of an Underlying Fund based upon the percentage of the Portfolio’s assets that is allocated to the Underlying Fund. Because the annual net operating expenses of each Underlying Fund, and the Portfolio’s allocation to that Underlying Fund, will vary from year to year, the fees and expenses paid by the Portfolio may vary from year to year.

Your Variable Contract or Qualified Plan is a contract between you and the issuing life insurance company or plan provider. The Trust and the Portfolio are not parties to your Variable Contract or Qualified Plan, but are merely investment options made available to you by your insurance company or plan provider under your Variable Contract or Qualified Plan. The fees and expenses of the Portfolio are not fixed or specified under the terms of your Variable Contract or Qualified Plan. The table does not reflect any fees or expenses that are, or may be, imposed under your Variable Contract or Qualified Plan. For information on these charges, please refer to the applicable Variable Contract prospectus, prospectus summary or disclosure statement or plan document. If you hold shares of the Portfolio that were purchased through an investment in a Qualified Plan, you should consult the plan administrator for more information regarding additional expenses that may be assessed in connection with your plan.

Shareholder Transaction Expenses (fees you pay directly from your investment) - The Portfolio does not impose any loads, commissions, fees or other charges upon the purchase or redemption of shares of the Portfolio.

Class S Shares
Annual Portfolio Operating Expenses(1)
(as a percentage of average daily net assets)

Portfolio	Management Fee	Distribution (12b-1) Fee	Shareholder Services Fee	Other Expenses	Acquired (Underlying) Fund Fees and Expenses(2)	Total Operating Expenses	Waivers, Reimbursements, and Recoupments(3)	Net Operating Expenses
ING Oppenheimer Active Allocation Portfolio	0.25%	—	0.25%	4.98%(4)(5)	0.66%	6.14%(5)	(4.78)%	1.36%
(1)	This table shows the estimated operating expenses of the Class S shares of the Portfolio as a ratio of expenses to average daily net assets. Because the Portfolio did not have a full calendar year of operations, the operating expenses are estimated for the current fiscal year.
(2)	The Portfolio’s Acquired (Underlying) Fund Fees and Expenses are based on a weighted average of the fees and expenses of the Underlying Funds in which it invests. The estimated amount of fees and expenses of the Underlying Funds borne by the Portfolio will vary based on the Portfolio’s allocation of assets to, and the annualized net expenses of the particular Underlying Funds during the Portfolio’s fiscal year. Acquired (Underlying) Fund Fees are estimated for the current fiscal year as the Portfolio had not had a full year of operations as of December 31, 2008.
(3)	ING Investments, LLC, the investment adviser to the Portfolio, has entered into a written expense limitation agreement with respect to the Portfolio under which it will limit expenses of the Portfolio, excluding interest, taxes, brokerage commissions, extraordinary expenses and Acquired (Underlying) Fund Fees and Expenses, subject to possible recoupment by ING Investments, LLC within three years. The amount of the Portfolio’s expenses waived, reimbursed or recouped is shown under the heading Waivers, Reimbursements and Recoupments. The expense limitation agreement will continue through at least May 1, 2010. The expense limitation agreement is contractual and shall renew automatically for one-year terms unless ING Investments, LLC provides written notice of the termination of the expense limitation agreement at least 90 days prior to the end of the then current terms or upon termination of the investment management agreement. However, there can be no assurance that this limit will continue after May 1, 2010. For information regarding the expense limitation agreement for the Portfolio, please see the Statement of Additional Information.
(4)	Pursuant to its administration agreement with the Trust, ING Funds Services, LLC receives an annual administration fee equal to 0.10% of the Portfolio’s average daily net assets.
(5)	Includes 3.62% of non-recurring offering expense. Excluding this amount, Total Operating Expenses would have been 2.52%.
5

Portfolio Fees and Expenses (continued)

Example  The Example below is intended to help you compare the cost of investing in Class S shares of the Portfolio, including the costs of the Underlying Funds, with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Class S shares of the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and distributions are reinvested, and that the Class S shares of the Portfolio’s net operating expenses remain the same. The Example does not reflect expenses which are, or may be, imposed by a Variable Contract or Qualified Plan that may use the Portfolio as its underlying investment option. If such expenses were reflected, the expenses indicated would be higher. Although your actual cost may be higher or lower, the Example shows what your costs would be based on these assumptions. Keep in mind that this is an estimate. Actual expenses and performance may vary.

Portfolio(1)	1 Year	3 Years	5 Years	10 Years
ING Oppenheimer Active Allocation	$138	$674	$1,236	$2,768
(1)	The Example numbers reflect the contractual expense limitation agreement/waiver for the one-year period and the first year of the three-, five-, and ten-year periods.
6

Portfolio Fees and Expenses (continued)

Acquired (Underlying) Funds Annual Operating Expenses
(as a percentage of average daily net assets)

Because we use a weighted average in calculating expenses attributable to the Portfolio, the amount of the fees and expenses of the Underlying Funds indirectly borne by the Portfolio will vary based on the Portfolio’s allocation of assets to, and the annualized net operating expenses of, the particular Underlying Funds during the Portfolio’s fiscal year. The following are the annual or semi-annual net expense ratios (as a percentage of average daily net assets) for each Underlying Fund:

Underlying Funds/Portfolios	Period Ending	Net Operating Expenses
Oppenheimer Capital Appreciation Fund/VA(1)	December 31, 2008	0.66%
Oppenheimer Commodity Strategy Total Return Fund(2)	December 31, 2008	0.87%
Oppenheimer Core Bond Fund/VA(1)	December 31, 2008	0.62%
Oppenheimer Developing Markets Fund(2)	August 31, 2008	0.05%
Oppenheimer Discovery Fund(2)	September 30, 2008	0.03%
Oppenheimer Global Securities Fund/VA(1)	December 31, 2008	0.05%
Oppenheimer Global Opportunities Fund(2)	September 30, 2008	0.80%
Oppenheimer High Income Fund/VA(1)	December 31, 2008	0.78%
Oppenheimer International Bond Fund(2)	September 30, 2008	0.55%
Oppenheimer International Growth Fund(2)	November 30, 2008	0.09%
Oppenheimer Institutional Money Market Fund(3)	November 30, 2008	0.12%
Oppenheimer International Small Company Fund(2)	August 31, 2008	0.01%
Oppenheimer Limited-Term Government Fund(2)	September 30, 2008	0.05%
Oppenheimer Main Street Fund/VA(1)	December 31, 2008	0.10%
Oppenheimer Main Street Opportunity Fund(2)	January 31, 2009	0.19%
Oppenheimer Main Street Small Cap Fund/VA(1)	December 31, 2008	0.75%
Oppenheimer MidCap Fund/VA(1)	December 31, 2008	0.68%
Oppenheimer Quest International Value Fund, Inc.(2)	November 30, 2008	1.11%
Oppenheimer Real Estate Fund(2)	October 31, 2008	1.05%
Oppenheimer Rising Dividends Fund, Inc.(2)	October 31, 2008	0.13%
Oppenheimer Small- & Mid-Cap Value Fund(2)	October 31, 2008	0.06%
Oppenheimer U.S. Government Trust(2)	August 31, 2008	0.14%
Oppenheimer Value Fund(2)	October 31, 2008	0.14%
(1)	The Portfolio invests in Non-Service Class shares of the Underlying Fund.
(2)	The Portfolio invests in Class Y shares of the Underlying Fund.
(3)	The Portfolio invests in Class E shares of the Underlying Fund.
7

More Information on Investment Strategies

Investment Objectives, Main Investments and Risks of the Underlying Funds

The Portfolio seeks to meet its investment objective by allocating its assets among the Underlying Funds. Because the Portfolio invests in the Underlying Funds, shareholders will be affected by the principal investment strategies of each Underlying Fund. Information is provided below on each Underlying Fund, including its investment objective, main investments, main risks , investment adviser and sub-adviser. This information is intended to provide potential investors in the Portfolio with information that they may find useful in understanding the investment history and risks of the Underlying Funds. Please refer to the section entitled “More Information on Risks - Risks Associated with an Investment in the Underlying Funds” later in this Prospectus for an expanded discussion of the risks listed below for a particular Underlying Fund.

You should note that over time the Portfolio will alter its allocation of assets among the Underlying Funds, and may add or delete Underlying Funds that are considered for investment. Therefore, it is not possible to predict in which Underlying Funds the Portfolio will be invested at any one time. As a result, the degree to which the Portfolio may be subject to the risks of a particular Underlying Fund will depend on the extent to which the Portfolio has invested in the Underlying Fund.

8

Description of the Investment Adviser, Sub-Adviser, Investment Objectives,  Main Investments and Risks of the Underlying Funds

OPPENHEIMER CAPITAL APPRECIATION FUND, INC./VA

Investment Objective: The Fund seeks capital appreciation.

Investment Adviser: OppenheimerFunds, Inc.

Main Investments: The Fund invests mainly in common stocks of “growth companies.” These may be newer companies or established companies of any capitalization range that the portfolio manager believes may appreciate in value over the long term. The Fund’s adviser looks for growth companies with stock prices that it believes are reasonable in relation to overall stock market valuations. The Fund’s adviser focuses on factors that may vary in particular cases and over time in seeking broad diversification of the Fund’s portfolio among industries and market sectors. Currently, the Fund’s adviser looks for: companies with above-average growth potential, stocks with reasonable valuations relative to their growth potential, companies with the potential for positive earnings surprises, growth rates that the portfolio manager believes are sustainable over time. The Fund’s adviser may sell companies from the Fund that it believes no longer meet the above criteria.

Main Risks: Derivatives, equity securities, foreign investment, growth investing, industry focus, liquidity, manager, market capitalization and sector.

OPPENHEIMER CORE BOND FUND/VA

Investment Objective: The Fund seeks total return by investing mainly in debt instruments.

Investment Adviser: OppenheimerFunds, Inc.

Main Investments: Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in investment-grade debt securities. Those investment-grade debt securities can include: domestic and foreign corporate debt obligations, domestic and foreign government bonds, including U.S. government securities, and mortgage-related securities (including collateralized mortgage obligations (“CMOs”)) issued by private issuers. In general, these debt securities are referred to as “bonds.” The Fund’s investments in U.S. government securities include securities issued or guaranteed by the U.S. government or its agencies or federally-chartered corporate entities referred to as “instrumentalities.” These include mortgage-related U.S. government securities and CMOs. The Fund can also invest in money market instruments and other debt obligations. There is no set allocation of the Fund’s assets among the classes of securities the Fund buys, but the Fund focuses mainly on U.S. government securities and investment-grade debt securities. The Fund can invest up to 20% of its total assets in high-yield debt securities that are below investment-grade (commonly referred to as “junk bonds”). The Fund seeks to maintain an average effective portfolio duration of three to six years (measured on a dollar-weighted basis) to try to reduce the volatility of the value of its securities portfolio. The Fund has no limitations on the range of maturities of the debt securities in which it can invest and therefore may hold bonds with short-, medium- or long-term maturities. Because of market events and interest rate changes, the duration of the portfolio might not meet that target at all times. The Fund can use derivatives to seek increased returns or try to hedge investment risks.

Main Risks: Asset-backed securities, call, credit, debt securities, derivatives, emerging markets, foreign investment, high-yield lower-grade debt securities, interest rate, liquidity, maturity, mortgage-related securities, portfolio turnover, price volatility, securities lending and U.S. government securities and obligations.

OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND

Investment Objective: The Fund seeks current income and stability of principal.

Investment Adviser: OppenheimerFunds, Inc.

Main Investments: The Fund invests in a variety of money market instruments to seek current income. Money market instruments are short-term, high-quality, dollar-denominated debt instruments issued by the U.S. government, domestic and foreign corporations and financial institutions, and other entities. They include, for example, bank obligations, repurchase agreements, commercial paper, other corporate debt obligations and government debt obligations. To be considered “high-quality,” generally they must be rated in one of the two highest credit-quality categories for short-term securities by nationally-recognized rating services. If unrated, a security must be determined by the Fund’s investment adviser to be of comparable quality to rated securities.

9

Description of the Investment Adviser, Sub-Adviser, Investment Objectives,  Main Investments and Risks of the Underlying Funds (continued) Main Risks: Asset-backed securities, credit, debt securities, foreign investment, liquidity and U.S. government securities and obligations.

OPPENHEIMER INTERNATIONAL GROWTH FUND

Investment Objective: The Fund seeks long-term capital appreciation.

Investment Adviser: OppenheimerFunds, Inc.

Main Investments: The Fund currently invests mainly in common stocks of growth companies that are domiciled outside the United States or have their primary operations outside the United States. “Growth companies” are companies whose earnings and stock prices the Fund’s portfolio manager expects to increase at a faster rate than the overall market. The Fund does not limit its investments to issuers within a specific market capitalization range. At times, the Fund may invest a substantial portion of its assets in one or more particular capitalization ranges. For example, the Fund currently invests a substantial portion of its assets in stocks issued by small- to mid-sized companies whose prices may be more volatile than stocks issued by larger companies. The Fund can invest in emerging markets as well as developed markets throughout the world, although it may place greater emphasis on investing in one or more particular regions from time to time, such as Asia, Europe or Latin America. It can invest 100% of its assets in foreign securities. Under normal market conditions, as a fundamental policy, the Fund will invest at least 65% of its total assets in foreign common and preferred stock of issuers in at least three different countries outside the United States; the Fund will emphasize investments in common stocks of issuers that the portfolio manager considers to be “growth” companies. The Fund can buy securities convertible into common stock and other securities having equity features. The Fund also can use hedging instruments and certain derivative investments to seek capital appreciation or to try to manage investment risks.

Main Risks: Convertible securities, currency, derivatives, emerging markets, equity securities, foreign investment, growth investing, industry focus, market capitalization, mid-capitalization company and small-capitalization company.

OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

Investment Objective: The Fund seeks capital appreciation.

Investment Adviser: OppenheimerFunds, Inc.

Main Investments: The Fund invests mainly in common stocks of small-capitalization (“small-cap”) U.S. companies that the Fund’s investment adviser, believes have favorable business trends or prospects. Under normal market conditions, the Fund will invest at least 80% of its net assets (including any borrowings for investment purposes) in securities of companies having a small market capitalization. These may include “growth” and/or “value” common stocks and other equity securities. A “value” investment style attempts to find companies whose securities are believed to be undervalued in the marketplace. A “growth” investment style encompasses a search for companies whose earnings are expected to increase at a greater rate than the overall market. The Fund incorporates a blended style of investing combining both growth and value styles. The Fund defines small-cap issuers as those companies whose capitalization are less than or equal to the largest company in the Russell 2000® and S&P Small Cap 600 (S&P 600) indices. The Fund measures a company’s capitalization at the time the Fund buys a security, and it is not required to sell a security if the issuer’s capitalization exceeds the Fund’s definition of a small-cap issuer.

Main Risks: Derivatives, equity securities, foreign investments, growth investing, industry focus, investment models, liquidity, manager, market capitalization, portfolio turnover, sector, securities lending and small-capitalization company.

OPPENHEIMER MIDCAP FUND/VA

Investment Objective: The Fund seeks capital appreciation by investing in “growth type” companies.

Investment Adviser: OppenheimerFunds, Inc.

Main Investments: The Fund invests mainly in equity securities, such as common and preferred stocks and securities convertible into common stock. It invests primarily in equity securities of U.S. companies, but can also buy foreign stocks. Under normal market conditions, as a non-fundamental policy, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies that have a market capitalization of between
10

Description of the Investment Adviser, Sub-Adviser, Investment Objectives,  Main Investments and Risks of the Underlying Funds (continued) $2 billion and $11.5 billion (referred to as “mid-cap” stocks). The Fund’s non-fundamental policy of investing at least 80% of its net assets in these investments will not be changed by the Fund’s Board of Trustees without first providing shareholders 60 days’ written notice.

Main Risks: Convertible securities, derivatives, equity securities, foreign investment, growth investing, industry focus, liquidity, manager risk, market capitalization, mid-capitalization, portfolio turnover and sector.

OPPENHEIMER VALUE FUND

Investment Objective: The Fund seeks long-term growth of capital by investing primarily in common stocks with low price-earnings ratios and better-than-anticipated earnings. Realization of current income is a secondary consideration.

Investment Adviser: OppenheimerFunds, Inc.

Main Investments: The Fund may invest mainly in common stocks of different capitalization ranges. The Fund also can buy other equity securities, including: preferred stocks, rights, warrants and securities convertible into common stock, and securities of U.S. and foreign companies, although there are limits on the Fund’s investments in foreign securities.

Main Risks: Convertible securities, derivatives, emerging markets, equity securities, foreign investment, market capitalization, mid-capitalization company, small-capitalization company and value investing.

OPPENHEIMER HIGH INCOME FUND/VA

Investment Objective:The Fund’s primary investment objective is to seek a high level of current income by investing in a diversified portfolio of high-yield, lower-rated, fixed-income securities that the Fund’s adviser believes do not involve undue risk. The Fund’s secondary objective is to seek capital growth when consistent with its primary objective.

Investment Adviser: OppenheimerFunds, Inc.

Main Investments: The Fund invests mainly in a variety of high-yield fixed-income debt securities of domestic and foreign issuers for high current income. These securities primarily include: lower-grade bonds and notes of corporate issuers, foreign corporate and government bonds and “structured” notes. Under normal market conditions, the Fund invests at least 65% of its total assets in high-yield, lower-grade, fixed-income securities, commonly called “junk bonds.” Lower-grade debt securities are those rated below “Baa” by Moody’s Investors Service, Inc. (“Moody’s”) or lower than “BBB” by Standard & Poor’s Ratings Services (“S&P”) or comparable ratings by other nationally-recognized rating organizations (or, in the case of unrated securities, determined by the adviser to be comparable to securities rated below investment-grade). The remainder of the Fund’s assets may be held in other debt securities, cash or cash equivalents, in rights or warrants, or invested in common stocks and other equity securities when the adviser believes those are consistent with the Fund’s objectives. Investments in high-yield securities and equity securities may provide opportunities for capital growth while also providing income to the Fund. The Fund’s foreign investments currently focus on debt securities of issuers in developed markets. The Fund also uses certain derivative investments, primarily “structured notes,” to try to enhance income or to try to manage investment risks.

Main Risks: Asset-backed securities, credit, debt securities, derivative, equity securities, foreign investment, high-yield, lower-grade debt securities, interest rate, liquidity, mortgage-related securities, portfolio turnover, securities lending and U.S. government securities and obligations.

OPPENEHIMER COMMODITY STRATEGY TOTAL RETURN FUND

Investment Objective: The Fund seeks total return.

Investment Adviser: OppenheimerFunds, Inc.

Main Investments: The Fund invests its assets in a combination of: commodity-linked derivatives, primarily commodity-linked notes, the value of which is linked to the price movements of a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures or option contract, a commodity index (such as the S&P Goldman Sachs Commodity Index), or some other readily measurable variable that reflects changes in the value of particular commodities or the commodities markets; investment-grade and non-investment-grade corporate bonds and notes; debt securities issued or guaranteed by the U.S. government or its agencies and instrumentalities; repurchase agreements; asset-backed securities; and forward, option, futures and swap contracts relating to debt securities, interest
11

Description of the Investment Adviser, Sub-Adviser, Investment Objectives,  Main Investments and Risks of the Underlying Funds (continued) rates or currencies. The Fund will invest up to 25% of its total assets in a wholly-owned and controlled subsidiary (“Subsidiary”). It is expected that the Subsidiary will invest primarily in commodity and financial futures, option and swap contracts, as well as fixed-income securities and other investments intended to serve as margin or collateral for the Subsidiary’s derivatives positions. Investment in the subsidiary is expected to provide the Fund with exposure to the investment returns of commodities markets within the limitations of the federal tax requirements that apply to the Fund. The Subsidiary will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Fund.

Main Risks: Asset-backed securities, credit, debt securities, derivatives, foreign investment, interest rate and U.S. government securities and obligations.

OPPENHEIMER DEVELOPING MARKETS FUND

Investment Objective: The Fund aggressively seeks capital appreciation.

Investment Adviser: OppenheimerFunds, Inc.

Main Investments: The Fund invests mainly in common stocks of issuers in emerging and developing markets throughout the world. Under normal market conditions, the Fund will invest at least 80% of its net assets plus borrowings for investment purposes, in equity securities of issuers whose principal activities are in at least three developing markets. The Fund can (but is not required to) invest up to 100% of its total assets in foreign securities. The Fund will emphasize investments in common stocks and other equity securities. The Fund will emphasize investments in growth companies, which can be in any market capitalization range.

Main Risks: Credit, currency, derivatives, emerging market, equity securities, foreign investment, growth investing, interest rate, market capitalization, mid-capitalization company and small-capitalization company.

OPPENHEIMER DISCOVERY FUND

Investment Objective: The Fund seeks capital appreciation.

Investment Adviser: OppenheimerFunds, Inc.

Main Investments: The Fund invests mainly in common stocks of U.S. companies that the adviser believes have favorable growth prospects. The Fund currently emphasizes stocks of issuers that have a market capitalization of less than $3 billion when the Fund buys them. That capitalization range may change over time. While these stocks may be traded on stock exchanges, in many cases the Fund buys over-the-counter securities.

Main Risks: Equity securities, foreign investment, growth investing, industry focus, market capitalization, over-the-counter (“OTC”) investment and small-capitalization company.

OPPENHEIMER GLOBAL SECURITIES FUND/VA

Investment Objective: The Fund seeks long-term capital appreciation by investing a substantial portion of its assets in securities of foreign issuers, “growth type” companies, cyclical industries and special situations that are considered to have appreciation possibilities.

Investment Adviser: OppenheimerFunds, Inc.

Main Investments: The Fund invests mainly in common stocks of U.S. and foreign companies. The Fund can invest without limit in foreign securities and can invest in any country, including countries with developed or emerging markets. However, it currently emphasizes its investments in developed markets such as the United States, Western European countries and Japan. The Fund does not limit its investments to companies in a particular capitalization range, but currently invests in mid- and large-cap companies. The Fund is not required to allocate its investments in any set percentages in any particular countries. As a fundamental policy, the Fund normally will invest in at least three countries (one of which may be the United States). Typically, the Fund invests in a number of different countries.

Main Risks: Emerging markets, equity securities, foreign investment, growth investing, industry focus, liquidity, market capitalization, mid-capitalization company, portfolio turnover and securities lending.

12

Description of the Investment Adviser, Sub-Adviser, Investment Objectives,  Main Investments and Risks of the Underlying Funds (continued) OPPENHEIMER GLOBAL OPPORTUNITIES FUND

Investment Objective: The Fund seeks capital appreciation consistent with preservation of principal, while providing current income.

Investment Adviser: OppenheimerFunds, Inc.

Main Investments: The Fund invests mainly in equity securities of issuers in the United States and foreign countries. Some of those equity securities are expected to pay dividends which produce income for the Fund. Currently the Fund emphasizes its investments in stocks, but may invest in debt securities when the Fund’s adviser deems appropriate. The Fund is not required to invest any set percentage of its assets for capital appreciation or income. The Fund can invest in any country, including developed or emerging markets, but currently emphasizes investments in developed markets. As a fundamental policy, the Fund will normally invest in at least four countries (including the United States).

Main Risks: Currency, debt securities, derivatives, emerging markets, equity securities, foreign investment, growth investing, industry focus, market capitalization, mid-capitalization company and small-capitalization company.

OPPENHEIMER INTERNATIONAL BOND FUND

Investment Objective: The Fund’s primary objective is to seek total return. The secondary objective is to seek income when consistent with total return.

Investment Adviser: OppenheimerFunds, Inc.

Main Investments: The Fund invests mainly in debt securities of foreign government and corporate issuers. Those debt securities generally referred to as “bonds,” include long-term and short-term government bonds, participation interests in loans, corporate debt obligations, “structured” notes and other debt obligations. They may include “zero-coupon” or “stripped” securities. Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in “bonds” and invests in at least three countries other than the United States. The Fund does not limit its investments to securities of issuers in a particular market capitalization or maturity range or rating category, and can hold rated and unrated securities below investment-grade. The Fund can invest without limit in securities below investment-grade (commonly called “junk bonds”) to seek total return and higher income. Therefore, the Fund’s credit risks are greater than those of funds that buy only investment-grade bonds. The Fund invests in debt securities of issuers in both developed and emerging markets throughout the world.

Main Risks: Credit, currency, debt securities, derivatives, emerging markets, foreign investment, liquidity, high-yield, lower-grade debt securities, interest rate, market capitalization, maturity and non-diversification.

OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

Investment Objective: The Fund seeks long-tern capital appreciation.

Investment Adviser: OppenheimerFunds, Inc.

Main Investments: The Fund invests mainly in common stock of companies that are domiciled outside the United States or have their primary operations outside the United States and have market capitalizations of $5 billion or less. These are described as “small-cap companies.” That capitalization parameter is subject to change as the relative market capitalizations of small-cap issuers change over time. The Fund measures that capitalization at the time the Fund buys a security, and it is not required to sell the security if the issuer’s capitalization changes. The Fund focuses on stocks of companies that the portfolio manager believes have favorable growth prospects. Under normal circumstances the Fund will invest at least 80% of its net assets plus borrowings for investment purposes, in equity securities of small-cap companies. The Fund will invest at least 65% of its total assets in foreign securities. The Fund is not required to invest a set portion of its assets in a particular geographic region or regions or a particular industry or sector.

Main Risks: Credit, emerging markets, equity securities, foreign investment, growth investing, market capitalization, small capitalization company and sector.

OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Investment Objective: The Fund seeks high current return and safety of principal.

Investment Adviser: OppenheimerFunds, Inc.

13

Description of the Investment Adviser, Sub-Adviser, Investment Objectives,  Main Investments and Risks of the Underlying Funds (continued) Main Investments: The Fund invests at least 80% of its net assets (plus borrowings used for investment purposes) in debt securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements on those securities and hedging instruments approved by its Board of Trustees. The Fund may invest up to 20% of its assets in mortgage-backed securities that are not issued or guaranteed by the U.S. government, its agencies or instrumentalities, asset-backed securities, investment-grade corporate debt obligations rated at least “BBB” by Standard & Poor’s Ratings Services or “Baa” by Moody’s Investors Service, Inc. or a comparable rating by another nationally-recognized securities rating organization, or, if unrated, deemed by the Fund’s adviser to have a comparable rating and certain other high quality debt obligations. U.S. government securities are debt securities that are issued or guaranteed by the U.S. Treasury, such as Treasury bills, notes or bonds, and securities issued or guaranteed by U.S. government agencies or federally-chartered entities that are referred to as “instrumentalities” of the U.S. government. The Fund invests significant amounts of its assets in mortgage-related derivative securities, such as collateralized mortgage obligations (“CMOs”) and mortgage participation certificates. They include mortgage-related securities issued or guaranteed by instrumentalities of the U.S. government, such as the Government National Mortgage Association. The Fund also may enter into forward roll transactions which have risks. Not all of the U.S. government securities the Fund buys are issued or guaranteed by the U.S. government as to payment of interest and repayment of principal. Some are backed by the right of the issuer to borrow from the U.S. Treasury. Others are backed only by the credit of the instrumentality. The securities the Fund buys may pay interest at fixed or floating rates, or may be “stripped” securities whose interest coupons have been separated from the security and sold separately. The Fund seeks to maintain an average effective portfolio duration of not more than three years (measured on a dollar-weighted basis) to try to reduce the volatility of the value of its securities portfolio. However, the Fund can invest in securities that have short-, medium- or long-term maturities and may use derivative investments to try to reduce interest rate risks.

Main Risks: Asset-backed securities, credit, debt securities, derivatives, interest rate, liquidity, market and company, maturity, mortgage-related securities and U.S. government securities and obligations.

OPPENHEIMER MAIN STREET FUND/VA

Investment Objective:

The Fund seeks high total return.

Investment Adviser: OppenheimerFunds, Inc.

Main Investments: The Fund normally invests mainly in equity securities of U.S. companies of different capitalization ranges, presently focusing on large-capitalization issuers. Equity securities include common stocks, as well as “equity equivalents” such as preferred stocks and securities convertible into common stocks. The Fund may also invest in debt securities, such as bonds and debentures, but does not currently emphasizes these investments. The Fund may invest in other investment companies to the extent permitted by the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

Main Risks: Call, convertible securities, credit, debt securities, derivatives, equity securities, foreign investment, interest rate, investment models, liquidity, manager, market and company, market capitalization, mid-capitalization company, other investment companies, portfolio turnover, securities lending and small-capitalization company.

OPPENHEIMER MAIN STREET OPPORTUNITY FUND

Investment Objective: The Fund seeks long-term capital appreciation.

Investment Adviser: OppenheimerFunds, Inc.

Main Investments: The Fund invests primarily in common stocks of U.S. companies of small-, medium- and large-capitalization ranges.

Main Risks: Equity securities, derivatives, market capitalization, mid-capitalization company and small-capitalization company.

OPPENHEIMER QUEST INTERNATIONAL VALUE FUND, INC

Investment Objective: The Fund seeks long-term capital appreciation.

Investment Adviser: OppenheimerFunds, Inc.

14

Description of the Investment Adviser, Sub-Adviser, Investment Objectives,  Main Investments and Risks of the Underlying Funds (continued) Main Investments: The Fund currently invests mainly in common stocks of companies believed by its investment adviser to be undervalued, that are domiciled outside the United States or have their primary operations outside the United States. The Fund does not limit its investments to issuers within a specific market capitalization range. At times, the Fund may invest a substantial portion of its assets in a particular capitalization range. For example, the Fund may invest a substantial portion of its assets in stocks issued by small and mid-sized companies. The Fund can invest in emerging markets as well as developed markets throughout the world, although it may place greater emphasis on investing in one or more particular regions from time to time, such as Europe or Asia. It can invest 100% of its assets in foreign securities. Under normal market conditions, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes) in foreign common and preferred stock of issuers in at least five different countries outside the United States.

Main Risks: Convertible securities, credit, emerging markets, equity securities, foreign investment, interest rate, market capitalization, mid-capitalization company, small-capitalization company and value investing.

OPPENHEIMER REAL ESTATE FUND

Investment Objective: The Fund seeks total return through investment in real estate securities.

Investment Adviser: OppenheimerFunds, Inc.

Main Investments: The Fund has adopted a policy to invest, under normal circumstances, at least 80% of the value of its net assets (plus the amount of any borrowings for investment purposes) in common stocks and other equity securities issued by real estate companies, such as “real estate investment trusts” (“REITs”) and “real estate operating companies” (“REOCs”).

Main Risks: Equity securities, foreign investment, liquidity, non-diversification, real estate investment trust (“REITs”) and small-capitalization company.

OPPENHEIMER RISING DIVIDENDS FUND, INC.

Investment Objective: The Fund seeks total return.

Investment Adviser: OppenheimerFunds, Inc.

Main Investments: The Fund invests mainly in common stocks of companies that currently pay dividends or are expected to begin paying dividends in the future. The Fund invests with an emphasis on companies that are expected to grow their dividends over time. As a non-fundamental policy, under normal market conditions, the Fund will invest at least 80% of its net assets in securities of companies that the portfolio managers expect to experience dividend growth, including companies that currently pay dividends and are expected to increase them, and companies that do not currently pay dividends but are expected to begin paying them in the near future. Investment in companies that do not currently pay dividends and are not expected to do so is not a principal strategy of the Fund.

Main Risks: Convertible securities, debt securities, derivatives, equity securities, foreign investing, growth investing and manager.

OPPENHEIMER SMALL- & MID-CAP VALUE FUND

Investment Objective: The Fund seeks capital appreciation.

Investment Adviser: OppenheimerFunds, Inc.

Main Investments: The Fund invests mainly in stocks of U.S. issuers including small- to mid-cap companies that can provide opportunities for appreciation. Under normal market conditions, the Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of small-cap and mid-cap domestic and foreign issuers. The Fund emphasizes investment in equity securities of companies that the portfolio managers believe are undervalued in the marketplace.

Main Risks: Equity securities, foreign investment, mid-capitalization company, small-capitalization company and value investing.

OPPENHEIMER U.S. GOVERNMENT TRUST

Investment Objective: The Fund seeks high current income consistent with preservation of capital.

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Description of the Investment Adviser, Sub-Adviser, Investment Objectives,  Main Investments and Risks of the Underlying Funds (continued) Investment Adviser: OppenheimerFunds, Inc.

Main Investments: The Fund invests mainly in U.S. government debt securities. These include debt securities issued or guaranteed by the U.S. Treasury, such as Treasury bills, notes or bonds, and securities issued or guaranteed by agencies or entities that are referred to as “instrumentalities” of the U.S. government. Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings used for investment purposes) in U.S. government securities. The Fund typically invests a substantial portion of its assets in mortgage-related derivative securities, such as collateralized mortgage obligations (called CMOs) and mortgage participation certificates. They include mortgage-related U.S. government securities as well as securities issued by private institutions, such as banks and mortgage companies. The securities the Fund buys may pay interest at fixed or floating rates, or may be “stripped” securities. The Fund can buy securities that have short-, medium- or long-term maturities, and the average maturity of the Fund’s portfolio can be expected to change over time. The Fund uses derivative investments, such as interest-only and principal-only securities, to try to enhance income and to manage investment risks.

Main Risks: Call, credit, debt securities, derivatives, interest rate, maturity, mortgage related securities and U.S. government securities and obligations.

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More Information on Risks

Risk is the chance that you will lose money on an investment, or that it will not earn as much as you expect. Every mutual fund has some degree of risk depending on what it invests in and what strategies it uses. Here are some of the key risks you should know about before investing in the Portfolio:

Asset Allocation is No Guarantee Against Loss

Although asset allocation seeks to optimize returns given various levels of risk tolerance, you still may lose money and experience volatility. Market and asset class performance may differ in the future from the historical performance and the assumptions used to form the asset allocations for the Portfolio. Furthermore, the Sub-Adviser’s allocation of the Portfolio’s assets may not anticipate market trends successfully. For example, weighting Underlying Funds that invest in common stocks too heavily during a stock market decline may result in a failure to preserve capital. Conversely, investing too heavily in Underlying Funds that invest in fixed-income securities during a period of stock market appreciation may result in lower total return.

There is a risk that you could achieve better returns by investing in an Underlying Fund or other mutual funds representing a single asset class than in the Portfolio.

Assets will be allocated among funds and markets based on judgments made by the Sub-Adviser. There is a risk that the Portfolio may allocate assets to an asset class or market that underperforms other funds. For example, the Portfolio may be underweighted in assets or a market that is experiencing significant returns or overweighted in assets or a market with significant declines.

Performance of the Underlying Funds will Vary

The performance of the Portfolio depends upon the performance of the Underlying Funds, which are affected by changes in the economy and financial markets. The value of the Portfolio changes as the asset values of the Underlying Funds it holds go up or down. The value of your shares will fluctuate and may be worth more or less than the original cost. The timing of your investment may also affect performance.

Temporary Defensive Positions

The Portfolio or an Underlying Fund may depart from its principal investment strategies by temporarily investing for defensive purposes when adverse market, economic, political or other conditions affect the Portfolio or Underlying Fund. Instead, the Portfolio or Underlying Fund may invest in securities believed to present less risk, such as cash items, government securities and short term paper. While the Portfolio or an Underlying Fund invests defensively, it may not be able to pursue its investment objective. The Portfolio’s or Underlying Funds’ defensive investment position may not be effective in protecting its value.

Conflict of Interest

In making decisions on the allocation of the assets of the Portfolio among the Underlying Funds, ING Investments is subject to several conflicts of interest because it serves as the investment adviser to the Portfolio and to the Underlying Funds. These conflicts could arise because some Underlying Funds pay advisory fees that are higher than others and ING Investments may also subsidize the expenses of some of the Underlying Funds, but may not subsidize others. Further, ING Investments may believe that a redemption from an Underlying Fund will be harmful to that fund or to ING Investments or an affiliate or may believe that an Underlying Fund may benefit from additional assets. Therefore, ING Investments may have incentives to allocate and reallocate in a fashion that would advance its own interests or the interests of an Underlying Fund rather than the Portfolio.

Risks Associated with an Investment in the Underlying Funds

The Portfolio is also affected by other kinds of risks, depending on the types of securities held by or strategies used by the Underlying Funds, such as:

Asset-Backed Securities Risk.  Certain Underlying Funds may invest in asset-backed securities. The principal on asset-backed securities, like mortgage-related securities, may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and commercial mortgage-backed securities generally experience less prepayment than residential mortgage-related securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by an Underlying Fund will generally be at lower rates of return than the return on the assets which were prepaid. Certain commercial mortgage-backed
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More Information on Risks (continued) securities are issued in several classes with different levels of yield and credit protection. An Underlying Fund’s investments in commercial mortgage-backed securities with several classes may be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit and prepayment risks. Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

Call Risk.  During periods of falling interest rates, a bond issuer may “call,” or repay, its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, an Underlying Fund would experience a decline in income.

Convertible Securities Risk.  Certain Underlying Funds may invest in convertible securities. The value of convertible securities may fall when interest rates rise and increase when interest rates fall. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates. An Underlying Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

Credit Risk.  The Portfolio and an Underlying Fund could lose money if a bond issuer (debtor) fails to repay interest and principal in a timely manner or it goes bankrupt. This is especially true during periods of economic uncertainty or economic downturns. High-yield/high-risk bonds are especially subject to credit risk and are considered to be mostly speculative in nature.

Currency Risk.  Underlying Funds that invest directly in foreign currencies or in securities denominated in or that trade in foreign (non-U.S.) currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls, or other political or economic developments in the United States or abroad. As a result, an Underlying Fund’s investments in foreign currency-denominated securities may reduce the value of an Underlying Fund’s assets.

Debt Securities Risk.  The value of debt securities may fall when interest rates rise. Debt securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter maturities. In addition, debt securities, such as bonds, involve credit risk as described above. The degree of credit risk depends on the issuer’s financial condition and on the terms of the bond. These securities are also subject to interest rate risk. This is the risk that the value of the security may fall when interest rates rise. In general, the market price of debt securities with longer maturities tends to be more volatile in response to changes in interest rates than the market price of shorter-term securities.

Derivatives Risk.  The Portfolio and certain Underlying Funds may use futures, options, swaps and other derivative instruments to hedge or protect the Portfolio and Underlying Fund from adverse movements in underlying securities prices and interest rates or as an investment strategy to help attain the Portfolio’s and Underlying Fund’s investment objective. A Portfolio and Underlying Fund may also use a variety of currency hedging techniques, including foreign currency contracts, to attempt to hedge exchange rate risk or to gain exposure to a particular currency. A Portfolio’s and Underlying Fund’s use of derivatives could reduce returns, may not be liquid and may not correlate precisely to the underlying securities or index. Derivative securities are subject to market risk, which could be significant for those derivatives that have a leveraging effect that could increase the volatility of the Portfolio and Underlying Fund and may reduce returns for the Portfolio and Underlying Fund. Derivatives are also subject to credit risks related to the counterparty’s ability to perform, and any deterioration in the counterparty’s creditworthiness could adversely affect the instrument. A risk of using derivatives is that the Sub-Adviser might imperfectly judge the market’s direction, which could render a hedging strategy ineffective or have an adverse effect on the value of the derivative.

Emerging Markets Risk.  Emerging market countries are generally defined as countries in the initial stage of their industrialization cycles with low per capita income. Investment in emerging market countries presents risks to a greater degree than, and in addition to, those presented by investment in foreign issuers in general as these countries may be less politically and economically stable than other countries. A number of emerging market countries restrict, to varying
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More Information on Risks (continued) degrees, foreign investment in stocks. Repatriation of investment income, capital, and proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar from time to time, and devaluation may occur after investments in those currencies by an Underlying Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

It may be more difficult to buy and sell securities in emerging market countries as many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in emerging market countries that a future economic or political crisis could lead to: price controls; forced mergers of companies; expropriation or confiscatory taxation; seizure; nationalization; foreign exchange controls that restrict the transfer of currency from a given country; or creation of government monopolies.

Equity Securities Risk.  The Portfolio and an Underlying Fund may invest in equity securities. Equity securities include common, preferred and convertible preferred stocks and securities with values that are tied to the price of the stocks, such as rights, warrants and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of an investment in equities. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. The value of equity securities purchased by the Portfolio and/or an Underlying Fund could decline if the financial condition of the companies decline or if overall market and economic conditions deteriorate. Even investment in high quality or “blue chip” equity securities or securities of established companies with large market capitalizations (which generally have strong financial characteristics) can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be able to react less quickly to a change in the marketplace.

Foreign Investment Risk.  The Portfolio and an Underlying Fund may invest in foreign securities. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates; unstable political, social, and economic conditions; possible security illiquidity; a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositories than those in the United States; less standardization of accounting standards and market regulations in certain foreign countries; foreign taxation issues; and varying foreign controls on investment. Foreign investments may also be affected by administrative difficulties, such as delays in clearing and settling transactions. In addition, securities of foreign companies may be denominated in foreign currencies and the costs of buying, selling, and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. To the extent the Portfolio and/or an Underlying Fund invests in ADRs, EDRs, and GDRs it is subject to risks of foreign investments, and it may not always track the price of the underlying foreign security. These factors make foreign investments more volatile and potentially less liquid than U.S. investments.

Growth Investing Risk.  Growth-oriented stocks typically sell at relatively high valuations as compared to other types of securities. Securities of growth companies may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth potential, they may be more volatile since such companies usually invest a high portion of earnings in their business, and they may lack the dividends of value stocks that can cushion stock prices in a falling market. The market may not favor growth-oriented stocks or may not favor equities at all. In addition, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth. Historically, growth-oriented stocks have been more volatile than value-oriented stocks.

High-Yield, Lower-Grade Debt Securities Risk.  Certain Underlying Funds may invest in high-yield, lower-grade debt securities. High-yield debt securities (commonly referred to as “junk bonds”) generally present a greater credit risk that an issuer cannot make timely payment of interest or principal than an issuer of a higher-quality debt security, and typically have greater potential price volatility and principal and income risk. Changes in interest rates, the market’s perception of the issuers and the credit worthiness of the issuers may significantly affect the value of these bonds. High-yield bonds are not considered investment-grade, and are regarded as predominantly speculative with respect to the issuing company’s continuing ability to meet principal and interest payments. The secondary market in which high-yield securities are traded may be less liquid than the market for higher-grade bonds. It may be more difficult to value less liquid high-yield securities, and determination of their value may involve elements of judgment.

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More Information on Risks (continued) Industry Focus Risk.  An Underlying Fund that invests more than 25% of its assets in an industry or group of industries may be adversely affected by developments affecting the industry or industries. Stocks of issuers in a particular industry may be affected by changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry more than others. The value of shares of such an Underlying Fund may fluctuate more than if it invested in a broader variety of industries.

Interest Rate Risk.  The value of debt securities and short-term money market instruments generally tend to move in the opposite direction to interest rates. When interest rates are rising, the prices of debt securities tend to fall. When interest rates are falling, the prices of debt securities tend to rise. Bonds with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than bonds with shorter durations or money market instruments. Further, economic and market conditions may cause issuers to default or go bankrupt.

Investment by Funds-of-Funds Risk.  Each of the Underlying Funds’ shares may be purchased by other investment companies, including the Portfolio. In some cases, the Underlying Fund may experience large inflows or redemptions due to allocations or rebalancings by the Portfolio or other investment companies. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. The Adviser will monitor transactions by the Portfolio and will attempt to minimize any adverse effects on the Underlying Funds and the Portfolio as a result of these transactions. So long as an Underlying Fund accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the Investment Company Act of 1940, as amended (“1940 Act”), or under the terms of an exemptive order granted by the SEC.

Investment Models Risk.  The proprietary models used by the Portfolio and an Underlying Fund’s sub-adviser to evaluate securities or securities markets are based on the sub-adviser’s understanding of the interplay of market factors and do not assure successful investment. The markets, or the price of individual securities, may be affected by the factors not foreseen in developing the models.

Liquidity Risk.  Although certain Underlying Funds expect to invest in debt securities issued, guaranteed or otherwise backed by the U.S. government or its agencies and instrumentalities, the Underlying Fund may make investments in securities that may become less liquid in response to market developments or adverse investor perceptions. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Underlying Fund may have to accept a lower price or may not be able to sell the security at all. An inability to sell a portfolio position can adversely affect the Underlying Fund’s value or prevent the Underlying Fund from being able to take advantage of other investment opportunities. Additionally, in order to meet redemption requests, the Underlying Fund may be forced to sell liquid securities at an unfavorable time and on unfavorable conditions causing a loss to the Underling Fund.

Manager Risk.  An Underlying Fund’s advisers or sub-adviser will apply investment techniques and risk analyses in making investment decisions for an Underlying Fund, but there can be no assurance that these will achieve an Underlying Fund’s objective. An Underlying Fund’s advisers or sub-adviser could do a poor job in executing an investment strategy. An Underlying Fund’s advisers or sub-adviser may use investment techniques or invest in securities that are not part of an Underlying Fund’s principal investment strategy. For example, if market conditions warrant, Underlying Funds that invest principally in equity securities may temporarily invest in U.S. government securities, high-quality corporate fixed-income securities, mortgage-related and asset-backed securities or money market instruments. Likewise, Underlying Funds that invest principally in small- to mid-sized companies may shift to preferred stocks and larger-capitalization stocks. These shifts may alter the risk/return characteristics of the Underlying Funds and cause them to miss investment opportunities. Individuals primarily responsible for managing the Underlying Fund may leave their firm or be replaced.

Many advisers or sub-advisers of equity funds employ styles that are characterized as “value” or “growth.” However, these terms can have different application by different managers. One advisers or sub-adviser’s value approach may be different from another, and one advisers or sub-adviser’s growth approach may be different from another. For example, some value managers employ a style in which they seek to identify companies that they believe are valued at a more substantial or “deeper discount” to a company’s net worth than other value managers. Therefore, some funds that are characterized as growth or value can have greater volatility than other funds managed by other managers in a growth or value style.

Market and Company Risk.  The price of a security held by the Portfolio and an Underlying Fund may fall due to changing economic, political or market conditions or disappointing earnings or losses. Stock prices in general may decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices
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More Information on Risks (continued) generally rise and periods when stock prices generally decline. Further, even though the stock market is cyclical in nature, returns from a particular stock market segment in which the Portfolio and an Underlying Fund invests may still trail returns from the overall stock market.

Market Capitalization Risk.  Stocks fall into three broad market capitalization categories — large, mid and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of small- or mid-capitalization companies, investors may migrate to the stocks of small- and mid-sized companies causing an Underlying Fund that invests in these companies to increase in value more rapidly than an Underlying Fund that invests in larger, fully-valued companies. Investing in small- and mid-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of small- and mid-capitalization companies may decline significantly in market downturns.

Maturity Risk.  Interest rate risk will affect the price of a fixed-income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed-income securities with longer maturities will therefore be more volatile than other fixed-income securities with shorter maturities. Conversely, fixed-income securities with shorter maturities will be less volatile but generally provide lower returns than fixed-income securities with longer maturities. The average maturity of an Underlying Fund’s fixed-income investments will affect the volatility of the Underlying Fund’s share price.

Mid-Capitalization Company Risk.  Investment in securities of mid-capitalization companies entails greater risks than investments in larger, more established companies. Mid-capitalization companies tend to have more narrow product lines, more limited financial resources, a more limited trading market for their stocks, and may be dependent on a few key managers, as compared with larger companies. As a result, their stock prices may decline significantly as market conditions change. Securities of mid-capitalization companies tend to be more volatile and less liquid than stocks of larger companies.

Mortgage-Related Securities Risk.  Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, an Underlying Fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of an Underlying Fund because the Underlying Fund will have to reinvest that money at the lower prevailing interest rates.

Non-Diversification Risk.  The Portfolio is classified as a non-diversified investment company under the Investment Company Act of 1940, as amended (“1940 Act”), which means that the Portfolio is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer. Declines in the value of that single company can significantly impact the value of the Portfolio. The investment of a large percentage of the Portfolio’s assets in the securities of a small number of issuers causes greater exposure to each of those issuers than for a more diversified fund, and may cause the Portfolio’s share price to fluctuate more than that of a diversified investment company.

Other Investment Companies Risk.  Certain Underlying Funds may invest in other investment companies to the extent permitted by the 1940 Act and the rules and regulations thereunder. These may include exchange-traded funds (“ETFs”) and Holding Company Depositary Receipts (“HOLDRs”), among others. ETFs are exchange-traded investment companies that are designed to provide investment results corresponding to an equity index and include, among others, Standard & Poor’s Depositary Receipts (“SPDRs”), PowerShares QQQTM (“QQQQ”), Dow Jones Industrial Average Tracking Stocks (“Diamonds”) and iShares exchange-traded funds (“iShares”). The main risk of investing in other investment companies (including ETFs and HOLDRs) is that the value of the underlying securities held by the investment company might decrease. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions. Because the Underlying Fund may invest in other investment companies, you will pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees) in addition to the expenses of the Underlying Fund. Additional risks of investments in ETFs include: (i) an active trading market for an ETF’s shares may not develop or be maintained; or (ii) trading may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from
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More Information on Risks (continued) the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts trading generally. Because HOLDRs concentrate in the stocks of a particular industry, trends in that industry may have a dramatic impact on their value.

To seek to achieve a return on uninvested cash or for other reasons, certain Underlying Funds may invest their assets in ING Institutional Prime Money Market Fund and/or one or more other money market funds advised by ING affiliates (“ING Money Market Funds”). An Underlying Fund’s purchase of shares of an ING Money Market Fund will result in the Underlying Fund paying a proportionate share of the expenses of the ING Money Market Fund. The Underlying Fund’s Adviser will waive its fee in an amount equal to the advisory fee received by the adviser of the ING Money Market Fund in which the Underlying Fund invests resulting from the Underlying Fund’s investment into the ING Money Market Fund.

Over-the-Counter Investment Risk.  Investing in securities traded on the over-the-counter (“OTC”) securities market can involve greater risk than is customarily associated with investing in securities traded on the New York or American Stock Exchanges since OTC securities are generally securities of companies that are smaller or newer than those listed on the New York or American Stock Exchanges. For example, these companies often have limited product lines, markets, or financial resources, may be dependent for management on one or a few key persons, and can be more susceptible to losses. Also, their securities may be thinly traded (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts, and may be subject to wider price swings and thus, may create a greater risk of loss than securities of larger capitalization or established companies.

Portfolio Turnover.  Certain Underlying Funds are generally expected to engage in frequent and active trading of portfolio securities to achieve their respective investment objectives. A high portfolio turnover rate involves greater expenses to an Underlying Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse effect on the performance of the Underlying Fund.

Price Volatility Risk.  The value of the Portfolio and an Underlying Fund changes as the prices of its investments go up or down. Equity and debt securities face market, issuer, and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.

Real Estate Investment Trusts Risk.  Investment in REITs exposes an Underlying Fund to the risks similar to those associated with the direct ownership of real estate including terrorist attacks, war or other acts that destroy real property (in addition to securities market risks). Some REITs may invest in a limited number of properties, in a narrow geographic area, or in a single property type, which increases the risk that the Underlying Fund could be unfavorably affected by the poor performance of a single investment or investment type. These companies are also sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. Borrowers could default on or sell investments the REIT holds, which could reduce the cash flow needed to make distributions to investors. In addition, REITs may also be affected by tax and regulatory requirements in that a REIT may not qualify for preferential tax treatments or exemptions. REITs require specialized management and pay management expenses.

Sector Risk.  A sector is a group of selected industries, such as technology. An Underlying Fund may, at times, invest significant assets in securities of issuers in one or more sectors of the economy or stock market, such as technology. To the extent an Underlying Fund’s assets are concentrated in a single market sector, volatility in that sector will have a greater impact on the Underlying Fund than it would on an Underlying Fund that has securities representing a broader range of investments.

Securities Lending Risk.  An Underlying Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Portfolio may lose money and there may be a delay in recovering the loaned securities. the Portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could
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More Information on Risks (continued) trigger adverse tax consequences to the Portfolio. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Portfolio. When the Portfolio lends its securities, it is responsible for investing the cash collateral it receives from the borrower of the securities, and the Portfolio could incur losses in connection with the investment of such cash collateral.

Small-Capitalization Company Risk.  Investment in securities of small companies may entail greater risk than investments in larger, more established companies. Smaller companies may have limited product lines and market diversification or fewer financial resources, and may be dependent on a few key managers. Their securities may trade less frequently and in more limited volume than the securities of larger companies. Consequently, the prices of small company stocks tend to rise and fall in value more than other stocks, and/or may be less liquid. When selling a large quantity of a particular stock, the Portfolio and an Underlying Fund may have to sell at a discount from quoted prices or may have to make a series of small sales over an extended period of time due to the more limited trading volume of smaller company stocks. Although investing in small companies offers potential for above-average returns, the companies may not succeed, and the value of stock shares could decline significantly. Securities of smaller companies tend to be more volatile and less liquid than stocks of larger companies. These companies are also likely to have more limited product lines, capital resources, management depth and their securities trade less frequently and more limited volumes than securities of larger companies.

U.S. Government Securities and Obligations Risk.  Some U.S. government securities are backed by the full faith and credit of the U.S. government and are guaranteed as to both principal and interest by the U.S. Treasury. These include direct obligations such as U.S. Treasury notes, bills and bonds, as well as indirect obligations such as the Government National Mortgage Association (“GNMA”). Other U.S. government securities are not direct obligations of the U.S. Treasury, but rather are backed by the ability to borrow directly from the U.S. Treasury. Still others are supported solely by the credit of the agency or instrumentality itself and are neither guaranteed nor insured by the U.S. government. No assurance can be given that the U.S. government securities would provide financial support to such agencies if needed. U.S. government securities may be subject to varying degrees of credit risk and all U.S. government securities may be subject to price declines due to changing interest rates. Securities directly supported by the full faith and credit of the U.S. government have less credit risk.

Value Investing Risk.  The Portfolio and certain Underlying Funds invest in “value” stocks. A sub-adviser to the Portfolio and an Underlying Fund may be wrong in its assessment of a company’s value and the stocks the Portfolio and the Underlying Fund holds may not reach what the sub-adviser believes are their full values. A particular risk of the Portfolio and an Underlying Fund’s value approach is that some holdings may not recover and provide the capital growth anticipated or a stock judged to be undervalued may actually be appropriately priced. Further, because the prices of value-oriented securities tend to correlate more closely with economic cycles than growth-oriented securities, they generally are more sensitive to changing economic conditions, such as changes in interest rates, corporate earnings, and industrial production. The market may not favor value-oriented stocks and may not favor equities at all. During those periods, the Portfolio and an Underlying Fund’s relative performance may suffer.

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Management and Other Service Providers

Adviser

ING Investments, LLC (“ING Investments” or “Adviser”), an Arizona limited liability company, serves as the investment adviser to the Portfolio. ING Investments is registered with the SEC as an investment adviser.

ING Investments is an indirect, wholly-owned subsidiary of ING Groep N.V. (“ING Groep”)(NYSE: ING). ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services to over 75 million private, corporate and institutional clients in more than 50 countries. With a diverse workforce of about 125,000 people, ING Groep comprises a broad spectrum of prominent companies that increasingly serve their clients under the ING brand. ING Investments became an investment management firm in April, 1995.

ING Investments’ principal offices are located at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258. As of December 31, 2008, ING Investments had approximately $35.7 billion in registered investment company assets.

ING Investments has engaged a sub-adviser to provide the day-to-day management of the Portfolio’s portfolio. The sub-adviser is not an affiliate of ING Investments.

ING Investments acts as a “manager-of-managers” for the Portfolio. ING Investments delegates to the Sub-Adviser of the Portfolio the responsibility for investment management, subject to ING Investments’ oversight. ING Investments is responsible for monitoring the investment program and performance of the Sub-Adviser of the Portfolio.

From time to time, ING Investments may also recommend the appointment of additional sub-advisers or replacement of non-affiliated sub-advisers to the Board of the Trust. It is not expected the ING Investments would normally recommend replacement of affiliated sub-advisers as part of its oversight responsibilities. On May 24, 2002, the Trust and ING Investments received exemptive relief from the SEC permitting ING Investments, with the approval of the Board, to appoint additional non-affiliated sub-advisers or replace an existing sub-adviser with a non-affiliated sub-adviser as well as change the terms of a contract with a non-affiliated sub-adviser, without submitting the contract to a vote of the shareholders. The Portfolio will notify shareholders of any change in the identity of a sub-adviser of the Portfolio or the addition of a sub-adviser to the Portfolio. In this event, the name of the Portfolio and its principal investment strategies may also change.

Under the terms of the sub-advisory agreement, the agreement can be terminated by either ING Investments or the Board of the Trust. In the event the sub-advisory agreement is terminated, the sub-adviser may be replaced subject to any regulatory requirements or ING Investments may assume day-to-day investment management of the Portfolio.

Advisory Fees

The following table shows the aggregate annual advisory fee paid by the Portfolio for the most recent fiscal year as a percentage of the Portfolio’s average daily net assets:

Portfolio	Advisory Fee (as a % of average daily net assets)
ING Oppenheimer Active Allocation(1)	0.25%
(1)	Because the Portfolio did not have a full calendar year of operations as of December 31, 2008, the advisory fee for the Portfolio reflects the current contract rate.

For information regarding the Board’s approval of the investment advisory and investment sub-advisory relationships, please refer to the Portfolio’s annual shareholder report dated December 31, 2008.

ING Oppenheimer Active Allocation Portfolio

OppenheimerFunds, Inc.

OppenheimerFunds, Inc. (“OppenheimerFunds”), Sub-Adviser to the Portfolio, has been an investment adviser since January 1960. The principal address of OppenheimerFunds is Two World Financial Center, 225 Liberty Street – 11th Floor, New York, New York 10281-1008. The Sub-Adviser and its subsidiaries and controlled affiliates managed over $145 billion in assets as of December 31, 2008 including other Oppenheimer funds, with more than 6 million shareholder accounts.

24

Management and Other Service Providers (continued) The Portfolio is managed by a team of investment professionals including Alan C. Gilston, Jerry Webman and Caleb Wong, all of whom are Vice Presidents of the Sub-Adviser. Messrs. Webman and Wong have been members of the portfolio management team and the Sub-Adviser’s Asset Allocation Committee since the Portfolio’s inception.

The following individuals jointly share responsibility for the day-to-day management of the Portfolio:

Name	Position and Recent Business Experience
Alan C. Gilston	Mr. Gilston has been a member of the Funds’ portfolio management team and a member of the Manager’s Asset Allocation Committee since February 2009. He has been a Vice President and portfolio manager of the Manager since September 1997 and has been a member of the Manager’s Risk Management Team during various periods. Mr. Gilston is a portfolio manager of other portfolios in the OppenheimerFunds complex.
Jerry Webman	Dr. Webman has been Chief Economist of the Sub-Adviser since 2006, Senior Investment Officer and Director of the Sub-Adviser’s Fixed Income Investments since 1999, a Senior Vice President of the Sub-Adviser since February 1996 and a Senior Investment Officer and Director of the Sub-Adviser’s Fixed Income Investments since 1997 and Senior Vice President of HarbourView Asset Management Corporation since May 1999. Dr. Webman is a portfolio manager and officer of four other portfolios in the OppenheimerFunds complex.
Caleb Wong	Mr. Wong has been a Vice President of the Sub-Adviser since June 1999 and has worked in fixed-income quantitative research and risk management for the Sub-Adviser since July 1996. He was Assistant Vice President of the Sub-Adviser from January 1997 through June 1999. He is an officer of one other portfolio in the OppenheimerFunds complex.

The Statement of Additional Information provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager and each portfolio manager’s ownership of securities in the Portfolio.

Payments by the Sub-Adviser

The Sub-Adviser has entered into an agreement with an affiliate of the Adviser, pursuant to which the Adviser’s affiliate agrees to provide certain marketing and promotional related services with respect to the Portfolio. Under this agreement, the Sub-Adviser makes payments to the Adviser’s affiliate at an annual rate calculated as a percentage of the Portfolio’s assets. The payments provided under this agreement will tend to enhance ING’s profitability with respect to the Portfolio. These payments were considered by ING when contemplating the sponsorship of a fund of funds focused on Oppenheimer underlying funds.

Portfolio Distribution

ING Funds Distributor, LLC (“ING Funds Distributor” or “Distributor”) is the principal underwriter and distributor of the Portfolio. It is a Delaware limited liability company with its principal offices at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.

ING Funds Distributor is a member of the Financial Industry Regulatory Authority (“FINRA”). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org or the Public Disclosure Hotline at 800-289-9999.

Service Fees The Trust has entered into a Shareholder Services Plan (“Plan”) for the Class S shares of the Portfolio. The Plan allows ING Funds Distributor, the Distributor, to use payments under the Plan for the provision of shareholder services and/or account maintenance services to direct or indirect beneficial owners of Class S shares of the Portfolio. Services that may be provided under the Agreement include, among other things, providing information about the Portfolio. Under the Agreement, the Portfolio makes payments to ING Funds Distributor at an annual rate of 0.25% of the Portfolio’s average daily net assets attributable to its Class S shares.

25

Management and Other Service Providers (continued) How ING Compensates Entities Offering Its Portfolios as Investment Options in their Insurance Products

ING mutual funds may be offered as investment options in Variable Contracts by affiliated and non-affiliated insurance companies. In additional to paying fees under the Portfolio’s Plan, the Portfolio’s Adviser or Distributor (collectively “ING”), out of its own resources and without additional cost to the Portfolio or its shareholders, may pay additional compensation to these insurance companies. The amount of the payment is based upon an annual percentage of the average net assets held in the Portfolio by those companies. The Portfolio’s Adviser and Distributor may make these payments for administrative, record keeping, or other services that insurance companies provide to the Portfolio. These payments may also provide incentive for insurance companies to make the Portfolio available through the Variable Contracts issued by the insurance company, and thus they may promote the distribution of the shares of the Portfolio.

The distributing broker-dealer for the Portfolio is ING Funds Distributor. ING Funds Distributor has entered into such agreements with non-affiliated insurance companies. Fees payable under these arrangements are at annual rates that range from 0.15% to 0.25%. This is computed as a percentage of the average aggregate amount invested in the Portfolio by contract holders through the relevant insurance company’s Variable Contracts. As of the date of this Prospectus, the Adviser has entered in such arrangements with the following insurance companies: Zürich Kemper Life Insurance Company; Symetra Life Insurance Company; and First Fortis Life Insurance Company.

The Adviser also has entered into similar agreements with affiliated insurers including, but not limited to: ING Life Insurance and Annuity Company; ReliaStar Life Insurance Company; ReliaStar Life of New York; Security Life of Denver; and ING USA Annuity and Life Insurance Co. ING uses a variety of financial and accounting techniques to allocate resources and profits across the organization. These methods may take the form of cash payments to affiliates. These methods do not impact the costs incurred when investing in the Portfolio. Additionally, if the Portfolio is not sub-advised or is sub-advised by an ING Entity, ING may retain more revenue than on those portfolios it must pay to have sub-advised by non-affiliated entities. Management personnel of ING may receive additional compensation if the overall amount of investments in the Portfolio advised by ING meets certain target levels or increases over time.

The insurance companies through which investors hold shares of the Portfolio may also pay fees to third parties in connection with distribution of Variable Contracts and for services provided to contract owners. The Portfolio, the Adviser, and the Distributor are not a party to these arrangements. Investors should consult the prospectus and statement of additional information for their Variable Contracts for a discussion of these payments.

Ultimately, the agent or broker selling the Variable Contract to you could have a financial interest in selling you a particular product to increase the compensation they receive. Please make sure you read fully each prospectus and discuss any questions you have with your agent or broker.

Administrative Services

ING Funds Services, LLC (“ING Funds Services”) provides the Portfolio with certain administrative services. The administrative services performed by ING Funds Services include acting as a liaison among the various service providers to the Portfolio, including the custodian, portfolio accounting agent, and the insurance company or companies to which the Portfolio offers its shares. ING Funds Services is also responsible for ensuring that the Portfolio operates in compliance with applicable legal requirements and monitoring for compliance with requirements under applicable law and with the investment policies and restrictions of the Portfolio.

26

Information for Investors

About Your Investment

The Portfolio is available to serve as an investment option under Variable Contracts issued by insurance companies or Qualified Plans that may or may not be part of the ING Groep group of companies. You do not buy, sell or exchange shares of the Portfolio. You choose investment options through your Variable Contract or Qualified Plan.

The insurance company that issued your Variable Contract or plan sponsor in the case of a Qualified Plan is responsible for investing in the Portfolio according to the investment options you’ve chosen. You should consult the accompanying Variable Contract prospectus or Qualified Plan documents for additional information about how this works.

Interests of the Holders of Variable Contracts and Qualified Plans

The Portfolio is available to serve as an investment option offered through Variable Contracts and Qualified Plans. The Portfolio may also be made available to certain investment advisers and their affiliates in connection with the creation or management of a portfolio, certain other investment companies and other investors as permitted by the diversification and other requirements under Section 817(h) of the Internal Revenue Code of 1986, as amended and the underlying treasury regulations. The Portfolio currently does not foresee any disadvantages to investors if the Portfolio serves as an investment option for Variable Contracts and offers its shares directly to Qualified Plans and other permitted investors. However, it is possible that the interests of owners of Variable Contracts and Qualified Plans and other permitted investors, for which the Portfolio serves as an investment option, might at some time be in conflict because of differences in tax treatment or other considerations. The Board directed the Adviser to monitor events to identify any material conflicts between Variable Contract owners and Qualified Plans and other permitted investors and to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in the Portfolio might be required to redeem the investment of one or more of its separate accounts from the Portfolio or a Qualified Plan might be required to redeem its investment, which might force the Portfolio to sell securities at disadvantageous prices. The Portfolio may discontinue sales to a Qualified Plan and require plan participants with existing investments in the Portfolio to redeem those investments if the Plan loses (or in the opinion of the Adviser, is at risk of losing) its Qualified Plan status.

Net Asset Value

The net asset value (“NAV”) per share for the Portfolio is determined each business day as of the close of regular trading (“Market Close”) on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE). The Portfolio is open for business every day the NYSE is open. The NYSE is closed on all weekends and on all national holidays and Good Friday. Portfolio shares will not be priced on those days. The NAV per share for the Portfolio is calculated by taking the value of the Portfolio’s assets, subtracting the Portfolio’s liabilities, and dividing by the number of shares that are outstanding.

The NAV of the Portfolio is based upon the NAVs of the Underlying Funds. In general, assets of the Underlying Funds are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments in securities maturing in 60 days or less are valued at amortized cost which, when combined with accrued interest, approximates market value. Securities prices may be obtained from automated pricing services. Shares of investment companies held by the Portfolio or an Underlying Fund will generally be valued at the latest NAV reported by that company. The prospectuses for those investment companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Trading of foreign securities may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may occur on weekends or holidays when the Portfolio’s or Underlying Fund’s NAV is not calculated. As a result, the NAV of the Portfolio or an Underlying Fund may change on days when shareholders will not be able to purchase or redeem the Portfolio’s or Underlying Fund’s shares or when an investor will not be able to reallocate between investment options.

When market quotations are not available or are deemed unreliable, the sub-adviser to an Underlying Fund may use a fair value for the security that is determined in accordance with procedures adopted by an Underlying Fund’s board of directors/trustees. The types of securities for which such fair value pricing might be required include, but are not limited to:

27

Information for Investors (continued)
  Foreign securities, where a foreign security whose value at the close of the foreign market on which such security principally trades, likely would have changed by the time of the close of the NYSE, or the closing value is otherwise deemed unreliable;
  Securities of an issuer that has entered into a restructuring;
  Securities whose trading has been halted or suspended;
  Fixed-income securities that have gone into default and for which there are no current market value quotations; and
  Securities that are restricted as to transfer or resale.

Each advisers or sub-adviser to the Underlying Funds may rely on the recommendation of a fair value pricing service approved by an Underlying Fund’s board of directors or trustees in valuing foreign securities. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The adviser makes such determinations in good faith in accordance with procedures adopted by an Underlying Fund’s board of directors or trustees. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that an Underlying Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which an Underlying Fund determines its NAV per share. Please refer to the prospectus for the Underlying Funds for an explanation of the circumstances under which each Underlying Fund will use fair pricing and the effect of fair pricing.

When an insurance company or Qualified Plan is buying shares of the Portfolio, it will pay the NAV that is next calculated after the order from the insurance company’s Variable Contract holder or Qualified Plan participant is received in proper form. When an insurance company or Qualified Plan is selling shares, it will normally receive the NAV that is next calculated after the order from the insurance company’s Variable Contract holder or Qualified Plan participant is received in proper form. When the Portfolio purchases shares of the Underlying Funds, they will pay the NAV of the Underlying Fund that is next calculated after the fund receives its order in proper form.

Pricing of Portfolio Shares

Investments will be processed at the NAV next calculated after an order is received and accepted by the Portfolio or its designated agent. In order to receive a day’s price, your order must be received by the earlier of 4:00 p.m. Eastern time or Market Close. The Portfolio reserves the right to suspend the offering of shares, or to reject any specific purchase order. The Portfolio may suspend redemptions or postpone payments when the NYSE is closed or when trading is restricted for any reason or under emergency circumstances as determined by the SEC.

Purchase and Redemption of Shares

Purchases and redemptions of shares may be made only by separate accounts of insurance companies for the purpose of funding Variable Contracts, Qualified Plans, other investment companies or other permitted investors. The Portfolio may not be available as an investment option in your Variable Contract, through your Qualified Plan or other investment company. Please refer to the prospectus for the appropriate insurance company separate account, investment company or your plan documents for information on how to direct investments in, or redemptions from an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Trust’s behalf.

Frequent Trading – Market Timing

The Portfolio is intended for long-term investment and not as a short-term trading vehicle. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers should not purchase shares of the Portfolio. Shares of the Portfolio are primarily sold through omnibus account arrangements with financial intermediaries, as an investment option for Variable Contracts issued by insurance companies, and as an investment option for Qualified Plans. Omnibus accounts generally do not identify customers’ trading activity on an individual basis. The Portfolio’s administrator has agreements which require such intermediaries to provide detailed account information, including trading history, upon request of the Portfolio.

The Portfolio relies on the financial intermediaries to monitor frequent, short-term trading within the Portfolio by their customers. You should review the materials provided to you by your financial intermediary, including, in the case of a Variable Contract, the prospectus that describes the contract, or in the case of a Qualified Plan, the plan documentation,
28

Information for Investors (continued) for its policies regarding frequent, short-term trading. With trading information received as a result of these agreements, the Portfolio may make a determination that certain trading activity would be harmful to the Portfolio and its shareholders, even if such activity is not strictly prohibited by the intermediaries’ excessive trading policy. As a result, shareholders investing directly or indirectly in the Portfolio may have their trading privileges suspended without violating the stated excessive trading policy of the intermediary. The Portfolio reserves the right, in its sole discretion and without prior notice, to reject, restrict or refuse purchase orders, whether directly or by exchange, including purchase orders that have been accepted by a financial intermediary. The Portfolio seeks assurances from financial intermediaries that they have procedures adequate to monitor and address frequent short-term trading. There is, however, no guarantee that the procedures of the financial intermediaries will be able to curtail frequent, short-term trading activity.

The Portfolio believes that market timing or frequent, short-term trading in any account, including a Variable Contract or Qualified Plan account, is not in the best interest of the Portfolio or its shareholders. Due to the disruptive nature of this activity, it can adversely impact the ability of the Sub-Adviser to invest assets in an orderly, long-term manner. Frequent trading can disrupt the management of the Portfolio and raise its expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; lost opportunity costs; and large asset swings that decrease the Portfolio’s ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on Portfolio performance.

The Underlying Funds that invest in foreign securities may present greater opportunities for market timers and thus be at a greater risk for excessive trading. If an event occurring after the close of a foreign market, but before the time an Underlying Fund computes its current NAV, causes a change in the price of the foreign security and such price is not reflected in the Underlying Fund’s current NAV, investors may attempt to take advantage of anticipated price movements in securities held by the Underlying Funds based on such pricing discrepancies. This is often referred to as “price arbitrage.” Such price arbitrage opportunities may also occur in Underlying Funds which do not invest in foreign securities. For example, if trading in a security held by an Underlying Fund is halted and does not resume prior to the time the Underlying Fund calculates its NAV, such “stale pricing” presents an opportunity for investors to take advantage of the pricing discrepancy. Similarily, Underlying Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be exposed to varying levels of pricing arbitrage. The Underlying Funds have adopted fair valuation policies and procedures intended to reduce the Underlying Funds’ exposure to price arbitrage, stale pricing and other potential pricing discrepancies, however, to the extent that an Underlying Fund’s NAV does not immediately reflect these changes in market conditions, short-term trading may dilute the value of Underlying Fund shares, which negatively affects long-term shareholders.

Although the policies and procedures known to the Portfolio that are followed by the financial intermediaries that use the Portfolio and the monitoring by the Portfolio are designed to discourage frequent, short-term trading, none of these measures can eliminate the possibility that frequent, short-term trading activity in the Portfolio will occur. Moreover, decisions about allowing trades in the Portfolio may be required. These decisions are inherently subjective, and will be made in a manner that is in the best interest of the Portfolio’s shareholders.

Portfolio Holdings Disclosure Policy

A description of the Portfolio’s polices and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI. The Portfolio posts its portfolio holdings schedule on its website on a month-end basis and makes it available 10 calendar days following the end of the previous calendar month. The portfolio holdings schedule is as of the last day of the previous calendar month. A Portfolio may also post its complete or partial holdings on its website as of a specified date.

The Portfolio’s portfolio holdings schedule will, at a minimum, remain available on the Portfolio’s website until the next calendar month or until the Portfolio files a Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the website information is current. The Portfolio’s website is located at www.ingfunds.com.

Additional Information about the Portfolio

The SAI is made a part of this Prospectus. It identifies investment restrictions and provides more detailed risk descriptions and other information that may be helpful to you in your decision to invest. You may obtain a copy without charge by calling the Trust at 1-800-366-0066, or downloading it from the SEC’s website at http://www.sec.gov.

29

Information for Investors (continued) Percentage and Rating Limitation

Unless otherwise stated, the percentage limitations, ratings limitations on debt securities, or capitalization criteria on equity securities that are in this Prospectus and each Underlying Fund’s prospectus apply at the time of purchase.

A Word About Portfolio Diversity

The Underlying Funds in this Prospectus, unless specifically noted under the Underlying Funds’ principal investment strategy, are diversified, as defined in the 1940 Act. A diversified portfolio may not, as to 75% of its total assets, invest more than 5% of its total assets in any one issuer and may not purchase more than 10% of the outstanding voting securities of any one issuer (other than U.S. government securities).

Taxes and Distributions

The Portfolio intends to qualify as a regulated investment company for federal income tax purposes by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”). As qualified regulated investment companies, the Portfolio is generally not subject to federal income tax on its ordinary income and net realized capital gain that is distributed. It is the Portfolio’s intention to distribute all such income and gains.

The Portfolio also intends to comply with the diversification requirements of Section 817(h) of the Code for Variable Contracts so that owners of these contracts should not be subject to federal tax on distributions of dividends and income from the Portfolio to the insurance company’s separate accounts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Portfolio and you. Please refer to the SAI for more information about the tax status of the Portfolio.

THE TAX STATUS OF YOUR INVESTMENT IN THE PORTFOLIO DEPENDS UPON THE FEATURES OF YOUR VARIABLE CONTRACT. FOR FURTHER INFORMATION, PLEASE REFER TO THE PROSPECTUS FOR THE VARIABLE CONTRACT.

Reports to Shareholders

The fiscal year of the Portfolio ends on December 31. The Portfolio will send financial statements to its shareholders at least semi-annually. An annual shareholder report containing financial statements audited by the registered public accounting firm will be sent to shareholders each year.

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Financial Highlights

The following financial highlights are intended to help you understand the Portfolio’s financial performance for the past 5 years (or, if shorter, for the period of the Portfolio’s operations). The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions), but does not include charges and expenses attributable to any insurance products and would be lower if they did. The information has been derived from the Portfolio’s financial statements, which have been audited by KPMG LLP, an independent registered public accounting firm, whose report, along with the Portfolio’s financial statements, are included in the annual shareholder report, which is available upon request.

31

Financial Highlights (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations			Less distributions						Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses, net of fee waivers and/or recoupments, if any(2)(3)(4)	Expenses, net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)(4)	Net assets, end of year or period	Portfolio turnover rate
Year or Period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
ING Oppenheimer Active Allocation Portfolio
Class S
10-02-08(5) - 12-31-08	10.00	0.13	(2.42)	(2.29)	0.06	—	—	0.06	7.65	(22.84)	5.48	0.70	0.70	4.74	7,291	23

See Accompanying Notes to Financial Highlights
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Accompanying Notes to Financial Highlights

(1)	Total return is calculated assuming reinvestment of dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for less than one year is not annualized.
(2)	Annualized for periods less than one year.
(3)	Expense ratio do not include expenses of Underlying Funds and do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.
(4)	Expense ratios reflect operating expenses of the Portfolio. Expenses before reductions do not reflect amounts reimbursed by the Investment Adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Portfolio. Net investment income (loss) is net of all such additions or reductions.
(5)	Commencement of operations.
See Accompanying Notes to Financial Highlights
33

Where to go to Obtain
More Information

A Statement of Additional Information, dated May 1, 2009, has been filed with the SEC, and is made a part of this Prospectus by reference.

Additional information about the Portfolio’s investments is available in the Portfolio’s annual and semi-annual shareholder reports. In the annual shareholder report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year and the independent registered public accounting firm’s report.

To obtain free copies of the Portfolio’s annual and semi-annual shareholder reports and the Portfolio’s Statement of Additional Information or to make inquiries about the Portfolio, please write to the Trust at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258 or call 1-800-366-0066, or visit our website at www.ingfunds.com.

Information about the ING Investors Trust can be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Reports and other information about the ING Investors Trust are available on the EDGAR Database on the SEC’s Internet Site at http://www.sec.gov. You may obtain copies of information for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, NE Washington, D.C. 20549-0102.

05/01/09	SEC File No. 811-05629

ING INVESTORS TRUST

7337 East Doubletree Ranch Road

Scottsdale, Arizona  85258

800-366-0066

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2009

ING AllianceBernstein Mid Cap Growth Portfolio(1)	ING JPMorgan Value Opportunities Portfolio(4)
ING Artio Foreign Portfolio (formerly, ING Julius Baer Foreign Portfolio)	ING Limited Maturity Bond Portfolio ING Liquid Assets Portfolio
ING BlackRock Inflation Protected Bond Portfolio	ING Lord Abbett Affiliated Portfolio
ING BlackRock Large Cap Growth Portfolio	ING Marsico Growth Portfolio
ING BlackRock Large Cap Value Portfolio	ING Marsico International Opportunities Portfolio
ING Clarion Global Real Estate Portfolio (formerly, ING	ING MFS Total Return Portfolio
Global Real Estate Portfolio)	ING MFS Utilities Portfolio
ING Clarion Real Estate Portfolio (formerly, ING Van	ING Multi-Manager International Small Cap Portfolio
Kampen Real Estate Portfolio)	ING Oppenheimer Main Street Portfolio®(5)
ING Disciplined Small Cap Value Portfolio	ING PIMCO High Yield Portfolio
ING Evergreen Health Sciences Portfolio	ING PIMCO Global Advantage Bond Portfolio*
ING Evergreen Omega Portfolio ING FMRSM Diversified Mid Cap Portfolio*	ING PIMCO Total Return Bond Portfolio (formerly, ING PIMCO Core Bond Portfolio)
ING Focus 5 Portfolio	ING Pioneer Equity Income Portfolio
ING Franklin Income Portfolio	ING Pioneer Fund Portfolio
ING Franklin Mutual Shares Portfolio	ING Pioneer Mid Cap Value Portfolio
ING Global Resources Portfolio	ING Stock Index Portfolio
ING Goldman Sachs Commodity Strategy Portfolio	ING T. Rowe Price Capital Appreciation Portfolio
ING Growth and Income Portfolio II (formerly, ING Legg Mason Value Portfolio) (2)	ING T. Rowe Price Equity Income Portfolio ING T. Rowe Price Personal Strategy Growth Portfolio*
ING Index Plus International Equity Portfolio (formerly, ING VP Index Plus International Equity Portfolio)(3)	ING Templeton Global Growth Portfolio ING Van Kampen Capital Growth Portfolio(6)
ING International Growth Opportunities Portfolio	ING Van Kampen Global Franchise Portfolio
ING Janus Contrarian Portfolio	ING Van Kampen Global Tactical Asset Allocation Portfolio
ING JPMorgan Emerging Markets Equity Portfolio	ING Van Kampen Growth and Income Portfolio
ING JPMorgan Small Cap Core Equity Portfolio	ING Wells Fargo Small Cap Disciplined Portfolio

*FMRSM is a service mark of Fidelity Management & Research Company.

Adviser Class, Institutional Class, Service Class and Service 2 Class Shares

This Statement of Additional Information (“SAI”) relates to the series listed above (each, a “Portfolio” and collectively, the “Portfolios”) of ING Investors Trust (“Trust”).  A prospectus or prospectuses (each, a “Prospectus” and collectively, the “Prospectuses”) for the Portfolios, dated May 1, 2009, that provide the basic information you should know before investing in the Portfolios, may be obtained without charge from the Portfolios or the Portfolios’ principal underwriter, ING Funds Distributor, LLC (“Distributor”) at the address written above.  This SAI is not a prospectus, but is incorporated therein by reference and should be read in conjunction with the Prospectuses dated May 1, 2009, which have been filed with the U.S. Securities and Exchange Commission (“SEC”).  Capitalized terms not defined in this SAI are used as defined terms in the Prospectuses.

The information in this SAI expands on the information contained in the Prospectuses and any supplements thereto.  The Portfolios’ (with the exception of ING PIMCO Global Advantage Bond and ING T. Rowe Price Personal Strategy Growth Portfolios) financial statements and the independent registered public accounting firm’s report thereon, included in the annual shareholder report dated December 31, 2008, are incorporated herein by reference.  Copies of the Portfolios’ Prospectuses and annual or un-audited semi-annual shareholder reports, when available, may be obtained upon request and without charge by contacting the Trust at the address or phone number written above.

Shares of the Portfolios are sold to insurance company separate accounts, so that the Portfolios may serve as investment options under variable life insurance policies and variable annuity contracts issued by insurance companies (“Variable

Contracts”).  The Portfolios also may sell their shares to certain other investors, such as qualified pension and retirement plans (“Qualified Plans”), insurance companies, and any investment adviser to the Portfolios as well as to the general accounts of any insurance company whose separate account holds shares of the Portfolios.  Shares of the Portfolios are currently offered to separate accounts (“Variable Accounts”) of insurance companies that are subsidiaries of ING Groep N.V. (“ING Groep”) as well as non-affiliated insurance companies. Shares of the Portfolios also may be made available to affiliated investment companies under the fund-of-funds arrangements, consistent with Section 12(d)(1)(G) of the Investment Company Act of 1940 (“1940 Act”). For information on allocating premiums and cash values under the terms of the Variable Contracts, see the prospectus for your Variable Contract.

* The Portfolio in not currently being offered.

(1)   Pending Merger:  Subject to shareholder approval, the Portfolio’s Board of Trustees has approved the reorganization of the Portfolio with and into ING RussellTM Mid Cap Growth Index Portfolio.  If approved by shareholders, the reorganization is expected to take place during the third quarter of 2009.  Therefore, you could ultimately hold shares of ING RussellTM Mid Cap Growth Index Portfolio.  For more information regarding ING RussellTM Mid Cap Growth Index Portfolio, contact a Shareholder Services Representative at 1-800-992-0180.

(2)   Pending Merger:  Subject to shareholder approval, the Portfolio’s Board of Trustees has approved the reorganization of the Portfolio with and into ING VP Growth and Income Portfolio.  If approved by shareholders, the reorganization is expected to take place during the third quarter of 2009.  Therefore, you could ultimately hold shares of ING VP Growth and Income Portfolio.  For more information regarding ING VP Growth and Income Portfolio, contact a Shareholder Services Representative at 1-800-992-0180.

(3)   Pending Merger:  Subject to shareholder approval, the Portfolio’s Board of Trustees has approved the reorganization of the Portfolio with and into ING International Index Portfolio.  If approved by shareholders, the reorganization is expected to take place during the third quarter of 2009.  Therefore, you could ultimately hold shares of ING International Index Portfolio.  For more information regarding ING International Index Portfolio, contact a Shareholder Services Representative at 1-800-992-0180.

(4)   Pending Merger:  Subject to shareholder approval, the Portfolio’s Board of Trustees has approved the reorganization of the Portfolio with and into ING RussellTM Large Cap Value Index Portfolio.  If approved by shareholders, the reorganization is expected to take place during the third quarter of 2009.  Therefore, you could ultimately hold shares of ING RussellTM Large Cap Value Index Portfolio.  For more information regarding ING RussellTM Large Cap Value Index Portfolio, contact a Shareholder Services Representative at 1-800-992-0180.

(5)   Pending Merger:  Subject to shareholder approval, the Portfolio’s Board of Trustees has approved the reorganization of the Portfolio with and into ING RussellTM Large Cap Index Portfolio.  If approved by shareholders, the reorganization is expected to take place during the third quarter of 2009.  Therefore, you could ultimately hold shares of ING RussellTM Large Cap Index Portfolio.  For more information regarding ING RussellTM Large Cap Index Portfolio, contact a Shareholder Services Representative at 1-800-992-0180.

(6)   Pending Merger:  Subject to shareholder approval, the Portfolio’s Board of Trustees has approved the reorganization of the Portfolio with and into ING RussellTM Large Cap Growth Index Portfolio.  If approved by shareholders, the reorganization is expected to take place during the third quarter of 2009.  Therefore, you could ultimately hold shares of  ING RussellTM Large Cap Growth Index Portfolio.  For more information regarding ING RussellTM Large Cap Growth Index Portfolio, contact a Shareholder Services Representative at 1-800-992-0180.

INTRODUCTION	4
HISTORY OF THE TRUST	4
DESCRIPTION OF SECURITIES AND INVESTMENT TECHNIQUES	5
INVESTMENT RESTRICTIONS	43
FUNDAMENTAL INVESTMENT RESTRICTIONS	43
NON-FUNDAMENTAL INVESTMENT RESTRICTIONS	63
NON-FUNDAMENTAL INVESTMENT POLICIES	83
MANAGEMENT OF THE TRUST	87
BOARD	95
COMPENSATION OF TRUSTEES	97
INDEPENDENT TRUSTEE OWNERSHIP OF SECURITIES	104
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS	105
ADVISERS	128
ADVISORY FEES	130
SUB-ADVISERS	135
SUB-ADVISORY FEES	135
OTHER INFORMATION ABOUT PORTFOLIO MANAGERS	142
EXPENSE LIMITATION AGREEMENT	230
ADMINISTRATOR	230
DISTRIBUTION OF TRUST SHARES	232
SHAREHOLDER SERVICE AND DISTRIBUTION PLAN FOR ADV CLASS SHARES	233
CODE OF ETHICS	250
DISCLOSURE OF THE PORTFOLIOS’ PORTFOLIO SECURITIES	251
PROXY VOTING PROCEDURES	252
PORTFOLIO TRANSACTIONS	252
PORTFOLIO TURNOVER	264
NET ASSET VALUE	264
PERFORMANCE INFORMATION	266
TAXES	273
CAPITALIZATION	276
VOTING RIGHTS	276
PURCHASE OF SHARES	277
REDEMPTION OF SHARES	277
EXCHANGES	277
CUSTODIAN	277
TRANSFER AGENT	278
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	278
LEGAL COUNSEL	278
REGISTRATION STATEMENT	278
FINANCIAL STATEMENTS	278
APPENDIX A: DESCRIPTION OF BOND RATINGS	A-1
APPENDIX B: PROXY VOTING PROCEDURES AND GUIDELINES	B-1
APPENDIX C: FRANKLIN MUTUAL ADVISERS, LLC PROXY VOTING POLICIES AND PROCEDURES	C-1

INTRODUCTION

The more detailed information contained in this SAI is intended for investors who have read the Prospectuses and are interested in a more detailed explanation of certain aspects of some of the Portfolios’ securities and some investment techniques.  Some of the Portfolios’ investment techniques are described only in the Prospectuses and are not repeated herein. Unless otherwise noted, a Portfolio may invest up to 5% of its net assets in any type of security or investment noted in this SAI that the investment advisers, Directed Services LLC or ING Investments, LLC (“DSL,” “ING Investments,” “Adviser” or collectively the “Advisers”) or a sub-adviser (“Sub-Adviser” or “Sub-Advisers”) reasonably believes is compatible with the investment objectives and policies of that Portfolio.  Captions and defined terms in this SAI generally correspond to like captions and terms in the Prospectuses.  Terms not defined herein have the meanings given to them in the Prospectuses.

HISTORY OF THE TRUST

The Trust is a Massachusetts business trust established under an Agreement and Declaration of Trust dated August 3, 1988, as an open-end management investment company and currently consists of 62 investment portfolios.  The Trust is authorized to issue multiple series and classes of shares, each with different investment objectives, policies and restrictions. This SAI pertains to the following Portfolios:

ING AllianceBernstein Mid Cap Growth Portfolio	ING Limited Maturity Bond Portfolio
(“AllianceBernstein Mid Cap Growth”)	(“Limited Maturity Bond”)
ING Artio Foreign Portfolio	ING Liquid Assets Portfolio
(“Artio Foreign”)	(“Liquid Assets”)
ING BlackRock Inflation Protected Bond Portfolio	ING Lord Abbett Affiliated Portfolio
(“BlackRock Inflation Protected Bond”)	(“Lord Abbett Affiliated”)
ING BlackRock Large Cap Growth Portfolio	ING Marsico Growth Portfolio
(“BlackRock Large Cap Growth”)	(“Marsico Growth”)
ING BlackRock Large Cap Value Portfolio	ING Marsico International Opportunities Portfolio
(“BlackRock Large Cap Value”)	(“Marsico International Opportunities”)
ING Clarion Global Real Estate Portfolio	ING MFS Total Return Portfolio
(“Clarion Global Real Estate”)	(“MFS Total Return”)
ING Clarion Real Estate Portfolio	ING MFS Utilities Portfolio
(“Clarion Real Estate”)	(“MFS Utilities”)
ING Disciplined Small Cap Value Portfolio	ING Multi-Manager International Small Cap Portfolio
(“Disciplined Small Cap Value”)	(“Multi-Manager International Small Cap”)
ING Evergreen Health Sciences Portfolio	ING Oppenheimer Main Street Portfolio®
(“Evergreen Health Sciences”)	(“Oppenheimer Main Street®”)
ING Evergreen Omega Portfolio	ING PIMCO Global Advantage Bond Porfolio
(“Evergreen Omega”)	(“PIMCO Global Advantage Bond”)
ING FMRSM Diversified Mid Cap Portfolio	ING PIMCO High Yield Portfolio
(“FMRSM Diversified Mid Cap”)	(“PIMCO High Yield”)
ING Focus 5 Portfolio	ING PIMCO Total Return Bond Portfolio
(“Focus 5”)	(“PIMCO Total Return Bond”)
ING Franklin Income Portfolio	ING Pioneer Equity Income Portfolio
(“Franklin Income”)	(“Pioneer Equity Income”)
ING Franklin Mutual Shares Portfolio	ING Pioneer Fund Portfolio
(“Franklin Mutual Shares”)	(“Pioneer Fund”)
ING Global Resources Portfolio	ING Pioneer Mid Cap Value Portfolio
(“Global Resources”)	(“Pioneer Mid Cap Value”)
ING Goldman Sachs Commodity Strategy Portfolio	ING Stock Index Portfolio
(“Goldman Sachs Commodity Strategy”)	(“Stock Index”)
ING Growth and Income Portfolio II	ING T. Rowe Price Capital Appreciation Portfolio
(“Growth and Income Portfolio II”)	(“T. Rowe Price Capital Appreciation”)
ING Index Plus International Equity Portfolio	ING T. Rowe Price Equity Income Portfolio
(“Index Plus International Equity”)	(“T. Rowe Price Equity Income”)
ING International Growth Opportunities Portfolio	ING T. Rowe Price Persoanl Strategy Growth Portfolio
(“International Growth Opportunities”)	(“T. Rowe Price Personal Strategy Growth”)
ING Janus Contrarian Portfolio	ING Templeton Global Growth Portfolio
(“Janus Contrarian”)	(“Templeton Global Growth”)
ING JPMorgan Emerging Markets Equity Portfolio	ING Van Kampen Capital Growth Portfolio
(“JPMorgan Emerging Markets Equity”)	(“Van Kampen Capital Growth”)
ING JPMorgan Small Cap Core Equity Portfolio	ING Van Kampen Global Franchise Portfolio
(“JPMorgan Small Cap Core Equity”)	(“Van Kampen Global Franchise”)

ING JPMorgan Value Opportunities Portfolio	ING Van Kampen Global Tactical Asset Allocation Portfolio
(“JPMorgan Value Opportunities”)	(“Van Kampen Global Tactical Asset Allocation”)
ING Wells Fargo Small Cap Disciplined Portfolio	ING Van Kampen Growth and Income Portfolio
(“Wells Fargo Small Cap Disciplined”)	(“Van Kampen Growth and Income”)

ING Liquid Assets, ING T. Rowe Price Personal Strategy Growth and ING Van Kampen Global Tactical Asset Allocation do not offer ADV Class shares. ING T. Rowe Price Personal Strategy Growth and ING Van Kampen Global Tactical Asset Allocation do not offer Class I shares. ING BlackRock Inflation Protected Bond, ING Franklin Mutual Shares, ING Focus 5, ING T. Rowe Price Personal Strategy Growth and ING Van Kampen Global Tactical Asset Allocation do not offer Service 2 Class Shares.

Effective May 1, 2003, the name of the Trust changed from The GCG Trust to ING Investors Trust.  On January 31, 1992, the name of the Trust was changed from The Specialty Managers Trust to The GCG Trust.

BlackRock Inflation Protected Bond, Clarion Real Estate, Evergreen Health Sciences, Clarion Global Real Estate, Global Resources, Goldman Sachs Commodity Strategy, Janus Contrarian, PIMCO Global Advantage Bond and Van Kampen Global Franchise Portfolios are classified as “non-diversified” funds as such term is defined under the 1940 Act.  Each of the Trust’s other Portfolios are classified as “diversified” funds within the meaning of that term under the 1940 Act.  The 1940 Act generally requires that, with respect to 75% of its total assets, a diversified fund may not invest more than 5% of its total assets in the securities of any one issuer and may not purchase more than 10% of the outstanding voting securities of any one issuer (other than U.S. government securities).  When compared to a diversified fund, a non-diversified fund may invest a greater portion of its assets in a particular issuer, and, therefore, has greater exposure to the risk of poor earnings or losses by an issuer.

DESCRIPTION OF SECURITIES AND INVESTMENT TECHNIQUES

FIXED-INCOME INVESTMENTS

Adjustable Rate Mortgage Securities

Adjustable rate mortgage securities (“ARMS”) are a form of pass-through security representing interests in pools of mortgage loans, the interest rates of which are adjusted from time to time.  The adjustments usually are determined in accordance with a predetermined interest rate index and may be subject to certain limits.  The adjustment feature of ARMS tends to make their values less sensitive to interest rate changes.  As the interest rates on the mortgages underlying ARMs are reset periodically, yields of such portfolio securities will gradually align themselves to reflect changes in market rates.  Unlike fixed-rate mortgages, which generally decline in value during periods of rising interest rates, ARMS allow the Portfolios to participate in increases in interest rates through periodic adjustments in the coupons of the underlying mortgages, resulting in both higher current yields and low price fluctuations.  Furthermore, if prepayments of principal are made on the underlying mortgages during periods of rising interest rates, the Portfolios may be able to reinvest such amounts in securities with a higher current rate of return.  During periods of declining interest rates, of course, the coupon rates may readjust downward, resulting in lower yields to the Portfolios.  Further, because of this feature, the values of ARMS are unlikely to rise during periods of declining interest rates to the same extent as fixed rate instruments.

Agency Mortgage Securities

The Portfolios may invest in mortgage-backed securities issued or guaranteed by the U.S. government, foreign governments or any of their agencies, instrumentalities or sponsored enterprises.  There are several types of agency mortgage securities currently available, including, but not limited to, guaranteed mortgage pass-through certificates and multiple class securities.

Asset-Backed Securities

Asset-backed securities represent individual interests in pools of consumer loans, home equity loans, trade receivables, credit card receivables, and other debt and are similar in structure to mortgage-backed securities. The assets are securitized either in a pass-through structure (similar to a mortgage pass-through structure) or in a pay-through structure (similar to a collateralized mortgage obligation structure). Asset-backed securities may be subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of certain types of loans underlying asset-backed securities can be expected to accelerate. Accordingly, a Portfolio’s ability to maintain positions in these securities will be affected by reductions in the principal amount of the securities resulting from prepayments, and the Portfolio must reinvest the returned principal at prevailing interest rates, which may be lower. Asset-backed securities may also be subject to extension risk during periods of rising interest rates.  In the case of privately-issued mortgage-related and asset-backed securities, the Portfolios take the position that such instruments do not represent interests in any particular industry or group of industries.

Asset-backed securities entail certain risks not presented by mortgage-backed securities. The collateral underlying asset-backed securities may be less effective as security for payments than real estate collateral. Debtors may have the right to set off certain amounts owed on the credit cards or other obligations underlying the asset-backed security, or the debt holder may not have a first (or proper) security interest in all of the obligations backing the receivable because of the nature of the receivable or state or federal laws protecting the debtor. Certain collateral may be difficult to locate in the event of default, and recoveries on depreciated or damaged collateral may not fully cover payments due on these securities.

Asset-backed securities can also include collateralized putable notes (“CPNs”).  CPNs represent interests in the most senior tranche of collateralized debt obligations and benefit from a put option provided by a highly rated counterparty.  CPNs are also backed by interests in various assets, including other asset-backed securities, residential mortgage-backed securities, collateralized mortgage-backed securities, and other instruments.

Banking Industry and Savings Industry Obligations

These include:  (1) certificates of deposit, time deposits, bankers’ acceptances, and other short-term debt obligations issued by commercial banks and in (2) certificates of deposit, time deposits, and other short-term debt obligations issued by savings and loan associations (“S&Ls”).  Some Portfolios may invest in obligations of foreign branches of commercial banks and foreign banks so long as the securities are U.S. dollar-denominated, and some Portfolios also may invest in obligations of foreign branches of commercial banks and foreign banks if the securities are not U.S. dollar-denominated.  See “Foreign Investments” discussion in this SAI for further information regarding risks attending investment in foreign securities.

Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return.  Bankers’ acceptances are negotiable drafts or bills of exchange, which are normally drawn by an importer or exporter to pay for specific merchandise, and which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity.  Fixed-time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate.  Fixed-time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation.  There are no contractual restrictions on the right to transfer a beneficial interest in a fixed-time deposit to a third party, because there is no market for such deposits.  A Portfolio will not invest in fixed-time deposits (1) which are not subject to prepayment or (2) which provide for withdrawal penalties upon prepayment (other than overnight deposits), if, in the aggregate, more than 10% or 15%, depending on the Portfolio, of its net assets would be invested in such deposits, in repurchase agreements maturing in more than seven days, and in other illiquid assets.

Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of U.S. banks, which include: (1) the possibility that their liquidity could be impaired because of future political and economic developments; (2) their obligations may be less marketable than comparable obligations of U.S. banks; (3) a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; (4) foreign deposits may be seized or nationalized; (5) foreign governmental restrictions, such as exchange controls, may be adopted which might adversely affect the payment of principal and interest on those obligations; and (6) the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks and/or because the accounting, auditing, and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks.  Foreign banks are not generally subject to examination by any U.S. government agency or instrumentality.

Certain Portfolios invest only in bank and S&L obligations as specified in that Portfolio’s investment policies.  Other Portfolios will not invest in obligations issued by a commercial bank or S&L unless:

(i)                                                                                     the bank or S&L has total assets of at least $1 billion, or the equivalent in other currencies, and the institution has outstanding securities rated A or better by Moody’s Investors Services, Inc. (“Moody’s”) or Standard & Poor’s Ratings Services (“Standard & Poor’s” or “S&P”), or, if the institution has no outstanding securities rated by Moody’s or Standard & Poor’s, it has, in the determination of the Sub-Adviser, similar creditworthiness to institutions having outstanding securities so rated;

(ii)                                                                                in the case of a U.S. bank or S&L, its deposits are insured by the FDIC of the Savings Association Insurance Fund (“SAIF”), as the case may be; and

(iii)                                                                             in the case of a foreign bank, the security is, in the determination of the Sub-Adviser, or an investment quality comparable with other debt securities that may be purchased by the Portfolio.  These limitations do not prohibit investments in securities issued by foreign branches of U.S. banks, provided such U.S. banks meet the foregoing requirements.

Brady Bonds

“Brady Bonds” are created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the “Brady Plan”). Brady Bonds are not considered U.S. government securities and are considered speculative.  Brady Bonds may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and are actively traded in the over-the-counter secondary market.

Certain Brady Bonds may be collateralized as to principal due at maturity by U.S. Treasury zero-coupon bonds with a maturity equal to the final maturity of the bonds, although the collateral is not available to investors until the final maturity of the bonds.  Collateral purchases are financed by the International Monetary Fund, the World Bank and the debtor nation’s reserves.  Although Brady Bonds may be collateralized by U.S. government securities, the U.S. government does not guarantee the repayment of principal and interest.  In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities in countries issuing Brady Bonds, investments in Brady Bonds may be viewed as speculative.  Brady Bonds acquired by a Portfolio might be subject to restructuring arrangements or to requests for new credit, which may reduce the value of the Brady Bonds held by the Portfolio.

Collateralized Debt Obligations

Collateralized debt obligations (“CDOs”), include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield.  The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions.  In addition to the normal risks associated with fixed-income securities discussed elsewhere in this SAI and the Prospectuses (e.g., interest rate risk and default risk),  CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Portfolio may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations (“CMOs”)

A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal are paid, in most cases, semiannually.  CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Government National Mortgage Association, Federal Home Loan Mortgage Corporation, or Federal National Mortgage Association, and their income streams.

CMOs are structured into multiple classes, each bearing a different stated maturity.  Actual maturity and average life will depend upon the prepayment experience of the collateral.  CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid.  Monthly payment of principal received from the pool of underlying investors, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired.  An investor is partially guarded against a sooner-than-desired return of principal because of the sequential payments.

In a typical CMO transaction, a corporation (“issuer”) issues multiple portfolios (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”).  The Collateral is pledged to a third-party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z.  The portfolio A, B, and C Bonds all bear current interest.  Interest on the portfolio Z Bond is accrued and added to the principal; a like amount is paid as principal on the portfolio A, B, or C Bond currently being paid off. When the portfolio A, B, and C Bonds are paid in full, interest and principal on the portfolio Z Bond begin to be paid currently.  With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or S&Ls) to borrow against their loan portfolios.

Commercial Mortgage-Backed Securities

Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property.  The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities.  Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans.  These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants.  Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage-or-asset backed securities.

Commercial Paper

Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

The Portfolios may invest in commercial paper (including variable rate master demand notes and extendable commercial notes (“ECN”), denominated in U.S. dollars, issued by U.S. corporations or foreign corporations.  Unless otherwise indicated in the investment policies for a Portfolio, it may invest in commercial paper (i) rated, at the date of investment, Prime-1 or Prime-2 by Moody’s or Fitch Ratings (“Fitch”) or A-1 or A-2 by Standard & Poor’s; (ii) if not rated by either Moody’s or Fitch or Standard & Poor’s, issued by a corporation having an outstanding debt issue rated A or better by Moody’s or Standard & Poor’s; or (iii) if not rated, are determined to be of an investment quality comparable to rated commercial paper in which a Portfolio may invest.

Variable rate master demand notes are obligations that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements between a Portfolio, as lender, and the borrower.  These notes permit daily changes in the amounts borrowed.  The lender has the right to increase or to decrease the amount under the note at any time up to the full amount provided by the note agreement; and the borrower may prepay up to the full amount of the note without penalty.  Because variable amount master demand notes are direct lending arrangements between the lender and borrower, and because no secondary market exists for those notes, such instruments will probably not be traded.  However, the notes are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time.  In connection with master demand note arrangements, the Sub-Adviser will monitor, on an ongoing basis, the earning power, cash flow, and other liquidity ratios of the borrower and its ability to pay principal and interest on demand.  The Sub-Adviser also will consider the extent to which the variable amount master demand notes are backed by bank letters of credit.  These notes generally are not rated by Moody’s or Standard & Poor’s; the Portfolio may invest in them only if the Sub-Adviser believes that at the time of investment, the notes are of comparable quality to the other commercial paper in which the Portfolio may invest.  Master demand notes are considered by the Portfolio to have a maturity of one day, unless the Sub-Adviser has reason to believe that the borrower could not make immediate repayment upon demand.  See Appendix A for a description of Moody’s and Standard & Poor’s ratings applicable to commercial paper.  For purposes of limitations on purchases of restricted securities, commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933 (“1933 Act”) as part of a private placement that meets liquidity standards under procedures adopted by the Board of Directors/Trustees (“Board”) shall not be considered to be restricted.

Corporate Debt Securities

Corporate debt securities include corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities.  Some Portfolios may invest only in debt securities that are investment grade, i.e., rated BBB or better by S&P or equivalently rated by Moody’s or Fitch, or, if not rated by S&P or Moody’s or Fitch, of equivalent quality as determined by the Sub-Adviser.  Limited Maturity Bond Portfolio may invest in debt securities that are rated Baa3 or better by Moody’s or BBB- or better by S&P, if not rated by S&P or Moody’s, of equivalent quality as determined by the Sub-Adviser.

The investment return on a corporate debt security reflects interest earnings and changes in the market value of the security. The market value of corporate debt obligations may be expected to rise and fall inversely with interest rates generally.  There is also a risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. Bonds rated BBB or Baa, which are considered medium-grade category bonds, do not have economic characteristics that provide the high degree of security with respect to payment of principal and interest associated with higher rated bonds, and generally have some speculative characteristics.  A bond will be placed in this rating category where interest payments and principal security appear adequate for the present, but economic characteristics that provide longer term protection may be lacking. Any bond, and particularly those rated BBB- or Baa3, may be susceptible to changing conditions, particularly to economic downturns, which could lead to a weakened capacity to pay interest and principal.

New issues of certain debt securities are often offered on a when-issued or firm-commitment basis; that is, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment, but delivery and payment for the securities normally take place after the customary settlement time.  The value of when-issued securities or securities purchased on a firm-commitment basis may vary prior to and after delivery depending on market conditions and changes in interest rate levels.  However, the Portfolio will not accrue any income on these securities prior to delivery.  The Portfolio will maintain in a segregated account with its custodian, or earmark on its records, an amount of cash or liquid assets equal (on a daily marked-to-market basis) to the amount of its commitment to purchase the when-issued securities or securities purchased on a firm-commitment basis.

Moody’s or Standard & Poor’s do not rate many securities of foreign issuers; therefore, the selection of such securities depends, to a large extent, on the credit analysis performed or used by the Portfolio’s Sub-Adviser.

Credit-Linked Notes

Credit-linked notes (“CLNs” or “CLN”) are generally issued by one party with a credit option, or risk, linked to a second party. The embedded credit option allows the first party to shift a specific credit risk to the CLN holder, or the Portfolio in this case. The CLN is issued by a trust, a special purpose vehicle, collateralized by AAA-rated securities. Because of its high ratings, a CLN may be purchased for any Portfolio in accordance to the Portfolio’s investment objective. The CLN’s price or coupon is linked to the performance of the reference asset of the second party. Generally, the CLN holder receives either fixed or floating coupon rate during the life of the CLN and par at maturity. The cash flows are dependent on specified credit-related events. Should the second party default or declare bankruptcy, the CLN holder will receive an amount equivalent to the recovery rate. The CLN holder bears the risk of default by the second party and any unforeseen movements in the reference asset, which could lead to loss of principal and receipt of interest payments. In return for these risks, the CLN holder receives a higher yield. As with most derivative investments, valuation of a CLN is difficult due to the complexity of the security (i.e., the embedded option is not easily priced). The Portfolio cannot assure that it can implement a successful strategy regarding this type of investments.

Custodial Receipts and Trust Certificates

The Portfolios may invest in custodial receipts with respect to securities issued or guaranteed as to principal and interest by the U.S. government, its agencies, instrumentalities, political subdivisions or authorities.  These custodial receipts are known by various names, including “Treasury Receipts,” “Treasury Investors Growth Receipts” (“TIGRs”), and “Certificates of Accrual on Treasury Securities” (“CATs”).

PIMCO Global Advantage Bond, PIMCO High Yield and PIMCO Total Return Bond may purchase custodial receipts representing the right to receive either the principal amount or the periodic interest payments or both with respect to specific underlying Municipal Bonds.  In a typical custodial receipt arrangement, an issuer or third party owner of Municipal Bonds deposits the bonds with a custodian in exchange for two classes of custodial receipts.  The two classes have different characteristics, but, in each case, payments on the two classes are based on payments received on the underlying Municipal Bonds.  In no event will the aggregate interest paid with respect to the two classes exceed the interest paid by the underlying Municipal Bond.  Custodial receipts are sold in private placements.  The value of a custodial receipt may fluctuate more than the value of a Municipal Bond of comparable quality and maturity.

The custodial receipts and trust certificates in which PIMCO Global Advantage Bond, PIMCO High Yield and PIMCO Total Return Bond may invest may be underwritten by securities dealers or banks, representing interests in securities held by a custodian or trustee. The securities so held may include U.S. government securities, municipal securities or other types of securities in which the Portfolio may invest. The custodial receipts or trust certificates may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee.  For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. government or other issuer of the securities held by the custodian or trust. As a holder of custodial receipts and trust certificates, a Portfolio will bear its proportionate share of the fees and expenses charged to the custodial account or trust. Each Portfolio may also invest in separately issued interests in custodial receipts and trust certificates.

Although under the terms of a custodial receipt a Portfolio would be typically authorized to assert its rights directly against the issuer of the underlying obligation, a Portfolio could be required to assert through the custodian bank those rights as may exist against the underlying issuers.  Thus, in the event an underlying issuer fails to pay principal and/or interest when due, a Portfolio may be subject to delays, expenses and risks that are greater than those that would have been involved if a Portfolio had purchased a direct obligation of the issuer.  In addition, in the event that the trust or custodial account in which the underlying securities have been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying securities would be reduced in recognition of any taxes paid.

Certain custodial receipts and trust certificates may be synthetic or derivative instruments that have interest rates that reset inversely to changing short-term rates and/or have embedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate. Because some of these instruments represent relatively recent innovations, and the trading market for these instruments is less developed than the markets for traditional types of instruments, it is uncertain how these instruments will perform under different economic and interest-rate scenarios. Also, because these instruments may be leveraged, their market values may be more volatile than other types of municipal instruments and may present greater potential for capital gain or loss. The possibility of default by an issuer or the issuer’s credit provider may be greater for these derivative instruments than for other types of instruments. In some cases, it may be difficult to determine the fair value of a derivative instrument because of a lack of reliable objective information and an established secondary market for some instruments may not exist. In many cases, the Internal Revenue Service has not ruled on whether the interest received on a tax-exempt derivative instrument is tax-exempt and, accordingly, purchases of such instruments are based on the opinion of counsel to the sponsors of the instruments.

Delayed Funding Loans and Revolving Credit Facilities

Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term.  A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility.  Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest.  These commitments may have the effect of requiring a Portfolio to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the Portfolio is committed to advance additional funds, it will at all times, segregate assets determined to be liquid by the Sub-Adviser in accordance with procedures established by the Board, in an amount sufficient to meet such commitments.  PIMCO Global Advantage Bond, PIMCO High Yield, PIMCO Total Return Bond and Stock Index may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. A Portfolio will treat delayed funding loans and revolving credit facilities for which there is no readily available market as illiquid for purposes of the Portfolio’s limitation on illiquid investments.  Delayed funding loans and revolving credit facilities are considered to be debt obligations for purposes of the Portfolio’s investment restriction relating to the lending of funds or assets.

Eurodollar and Yankee Dollar Instruments

Eurodollar instruments are bonds that pay interest and principal in U.S. dollars held in banks outside the United States, primarily in Europe. Eurodollar instruments are usually issued on behalf of multinational companies and foreign governments by large underwriting groups composed of banks and issuing houses from many countries. Yankee dollar instruments are U.S. dollar-denominated bonds issued in the United States by foreign banks and corporations. These investments involve risks that are different from investments in securities issued by U.S. issuers. (See, “Foreign Investments.”)

Event-Linked Bonds

“Event-linked bonds” are fixed-income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake or other physical or weather-related phenomenon. Some event-linked bonds are commonly referred to as “catastrophe bonds.”  If a trigger event occurs, a Portfolio may lose a portion or all of its principal invested in the bond.  Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred.  Event-linked bonds may also expose the Portfolio to certain unanticipated risks including, but not limited to, issuer (credit) default, adverse regulatory or jurisdictional interpretation, and adverse tax consequences.  Event-linked bonds may also be subject to liquidity risk.

FNMA and FHLMC Mortgage-Backed Obligations

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include the FNMA and the FHLMC.  FNMA, a federally chartered and privately owned corporation, issues pass-through securities representing interests in a pool of conventional mortgage loans.  FNMA guarantees the timely payment of principal and interest, but this guarantee is not backed by the full faith and credit of the U.S. government.  FNMA also issues Real Estate Mortgage Conduit (“REMIC”) Certificates, which represent an interest in a trust funded with FNMA Certificates. REMIC Certificates are guaranteed by FNMA, and not by the full faith and credit of the U.S. government.

FNMA is a government-sponsored corporation owned entirely by private stockholders.  It is subject to general regulation by the Secretary of Housing and Urban Development.  FNMA conventional (i.e., not insured or guaranteed by any government agency) purchases residential mortgages from a list of approved seller/servicers which include state and federally chartered S&Ls, mutual savings banks, commercial banks, credit unions, and mortgage bankers.  FHLMC, a corporate instrumentality of the United States, was created by the United Stated Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing.  Its stock is owned by the twelve Federal Home Loan banks.  FHLMC issues Participation Certificates (“PCs”) which represent interests in conventional mortgages from FHLMC’s national portfolio.  FHLMC guarantees the timely payment of interest and ultimate collection of principal and maintains reserves to protect holders against losses due to default.  PCs are not backed by the full faith and credit of the U.S. government.  As is the case with Government National Mortgage Association certificates, the actual maturity and realized yield on particular FNMA and FHLMC pass-through securities will vary based on the prepayment experience of the underlying pool of mortgages.

Foreign-Related Mortgage Securities

Foreign-related mortgage securities are interests in pools of mortgage loans made to residential homebuyers domiciled in a foreign country. These include mortgage loans made by trust and mortgage loan companies, credit unions, chartered banks, and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (e.g., Canada Mortgage and Housing Corporation and First Australian National Mortgage Acceptance Corporation Limited). The mechanics of these mortgage-related securities are generally the same as those issued in the United States. However, foreign mortgage markets may differ materially from the U.S. mortgage market with respect to matters such as the sizes of loan pools, pre-payment experience, and maturities of loans.

GNMA Certificates

Government National Mortgage Association (“GNMA”) certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans on which timely payment of interest and principal is guaranteed by the full faith and credit of the U.S. government.  GNMA is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development.  GNMA is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as S&Ls, commercial banks, and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages.

Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates.  Instead, these securities provide a periodic payment which consists of both interest and principal payments.  In effect, these payments are a “pass-through” of the periodic payments made by the individual borrowers on the residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred.  Mortgage-backed securities issued by GNMA are described as “modified pass-through” securities.  These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates, regardless of whether or not the mortgagor actually makes the payment. Although GNMA guarantees timely payment even if homeowners delay or default, tracking the “pass-through” payments may, at times, be difficult. Expected payments may be delayed due to the delays in registering the newly traded paper securities.  The custodian’s policies for crediting missed payments while errant receipts are tracked down may vary.  Other mortgage-backed securities, such as those of the Federal Home Loan Mortgage Corporation (“FHLMC”) and the Federal National Mortgage Association (“FNMA”), trade in book-entry form and should not be subject to the risk of delays in timely payment of income.

Although the mortgage loans in the pool will have maturities of up to 30 years, the actual average life of the GNMA certificates typically will be substantially less because the mortgages will be subject to normal principal amortization and may be prepaid prior to maturity.  Early repayments of principal on the underlying mortgages may expose a Portfolio to a lower rate of return upon reinvestment of principal.  Prepayment rates vary widely and may be affected by changes in market interest rates.  In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the GNMA certificates.  Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the GNMA certificates. Accordingly, it is not possible to accurately predict the average life of a particular pool.  Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current rates, GNMA certificates can be less effective than typical bonds of similar maturities at “locking in” yields during periods of declining interest rates, although they may have comparable risks of decline in value during periods of rising interest rates.

Guaranteed Investment Contracts

The Portfolios may invest in guaranteed investment contracts (“GICs”) which are issued by insurance companies. Pursuant to such contracts, a Portfolio makes cash contributions to a deposit portfolio of the insurance company’s general account. The insurance company then credits to the Portfolio on a monthly basis guaranteed interest, which is based on an index. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit Portfolio. In addition, because a Portfolio may not receive the principal amount of a GIC from the insurance company on seven days’ notice or less, the GIC is considered an illiquid investment, and, together with other instruments invested in by a Portfolio which are not readily marketable, will not exceed the allowable limit for illiquid securities. The term of a GIC will be one year or less. In determining average weighted portfolio maturity, a GIC will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate.

High-Yield Bonds

“High-Yield Bonds” (commonly referred to as “junk bonds”), are bonds rated lower than Baa3 by Moody’s or BBB- by Standard & Poor’s or Fitch, or, if not rated by Moody’s or Standard & Poor’s or Fitch, of equivalent quality.  In general, high-yield bonds are not considered to be investment grade and investors should consider the risks associated with high-yield bonds before investing in a Portfolio. Investment in such securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but it also typically entails greater price volatility and principal and income risk.

Investment in high-yield bonds involves special risks in addition to the risks associated with investments in higher rated debt securities.  High-yield bonds are regarded as predominately speculative with respect to the issuer’s continuing ability to meet principal and interest payments.  Many of the outstanding high-yield bonds have not endured a lengthy business recession.  A long-term track record on bond default rates, such as that for investment grade corporate bonds, does not exist for the high-yield market.  Analysis of the creditworthiness of issuers of debt securities, and the ability of a Portfolio to achieve its investment objective may, to the extent of investment in high-yield bonds, be more dependent upon such creditworthiness analysis than would be the case if the Portfolio were investing in higher quality bonds.

High-yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade bonds.  The prices of high-yield bonds have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse downturns or individual corporate developments.  A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high-yield bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities.  If an issuer of high-yield bonds defaults, in addition to risking payment of all or a portion of interest and principal, the Portfolio may incur additional expenses to seek recovery.  In the case of high-yield bonds structured as zero-coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities that pay interest periodically and in cash.  There are also special tax considerations associated with investing in high-yield securities structured as zero-coupon or pay-in-kind securities.

The secondary market in which high-yield bonds are traded may be less liquid than the market for higher-grade bonds.  Less liquidity in the secondary trading market could adversely affect the price at which a Portfolio could sell a high- yield bond, and could adversely affect and cause large fluctuations in the daily net asset value of the Portfolio’s shares.  Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield bonds, especially in a thinly traded market.  When secondary markets for high-yield bonds are less liquid than the market for higher-grade bonds, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

There are also certain risks involved in using credit ratings for evaluating high-yield bonds.  For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high-yield bonds.  Also, credit rating agencies may fail to reflect subsequent events.

Industrial Development and Pollution Control Bonds

Tax-exempt industrial development bonds and pollution control bonds, which are revenue bonds and generally are not payable from the unrestricted revenues of an issuer.  They are issued by or on behalf of public authorities to raise money to finance privately operated facilities for business, manufacturing, housing, sport complexes, and pollution control.  Consequently, the credit quality of these securities is dependent upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations.

Inflation-Indexed Bonds

Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation.  If the index measuring inflation falls, the principal will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.  Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds.  For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Short-term increases in inflation may lead to a decline in value. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Loan Participations and Assignments

The Portfolios may purchase participations in commercial loans.  Such indebtedness may be secured or unsecured.  Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates.  The Portfolios may participate in such syndications, or can buy part of a loan, becoming a part lender.  The participation interests in which, the Portfolios intend to invest may not be rated by any nationally recognized rating service.

When purchasing loan participations, the Portfolios assume the credit risk associated with the corporate borrower, and may assume the credit risk associated with an interposed bank or other financial intermediary.  Unless, under the terms of a loan or other indebtedness a Portfolio has direct recourse against a borrower, the Portfolio may have to rely on the interposed agent bank or other financial intermediary to apply appropriate credit remedies against the borrower.  In the event that an agent bank or financial intermediary becomes insolvent, the Portfolio might incur costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest.  If a Portfolio does not receive scheduled interest or principal payments on such indebtedness, its share price and yield could be adversely affected.  If a loan is collateralized, there can be no assurance that liquidating the collateral would satisfy the corporate borrower’s obligation or that the collateral can be liquidated.  If a Portfolio invests in loan participations with poor credit quality, the Portfolio bears a substantial risk of losing the entire amount invested.  Investments in loans through a direct assignment of a financial institution’s interests with respect to the loan may involve additional risks to the Portfolios.  For example, if a loan is foreclosed, a Portfolio could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral.

Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale.  The valuation of illiquid indebtedness involves a greater degree of judgment in determining a Portfolio’s net asset value than if that value were based on available market quotations, and could result in significant variations in the Portfolio’s daily share price.

Mortgage-Backed Securities

The Portfolios may invest only in those mortgage-backed securities that meet their credit quality and portfolio maturity requirements. Mortgage-backed securities represent participation interests in pools of adjustable and fixed-rate mortgage loans secured by real property. (See, “U.S. Government Securities.”)

Unlike conventional debt obligations, mortgage-backed securities provide monthly payments derived from the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans.  The mortgage loans underlying mortgage-backed securities are generally subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment.  Under certain interest rate and prepayment scenarios, a Portfolio may fail to recover the full amount of its investment in mortgage-backed securities notwithstanding any direct or indirect governmental or agency guarantee.  Since faster than expected prepayments must usually be invested in lower yielding securities, mortgage-backed securities are less effective than conventional bonds in “locking” in a specified interest rate.  In a rising interest rate environment, a declining prepayment rate may extend the average life of many mortgage-backed securities.  Extending the average life of a mortgage-backed security reduces its value and increases the risk of depreciation due to future increases in market interest rates.

Some of these mortgage-related securities may have exposure to sub prime loans or sub prime mortgages, which are loans to persons with impaired credit ratings.  However, it may be difficult to determine which securities have exposure to sub prime loans or mortgages.  Furthermore, the risk allocation techniques employed by these instruments may not be successful, which could lead to the credit risk of these instruments being greater than indicated by their ratings.  The value of these instruments may be further affected by downturns in the credit markets or the real estate market.  It may be difficult to value these instruments because of concerns about their transparency.  These instruments may not be liquid.

Municipal Lease Obligations  and Certificates of Participation

Municipal lease obligations are lease obligations or installment purchase contract obligations of municipal authorities or entities.  Although lease obligations do not constitute general obligations of the municipality for which its taxing power is pledged, a lease obligation is ordinarily backed by the municipality’s covenant to budget for, appropriate and make the payment due under the lease obligation.

The Portfolios may also purchase “certificates of participation,” which are securities issued by a particular municipality or municipal authority to evidence a proportionate interest in base rental or lease payments relating to a specific project to be made by the municipality, agency or authority.  However, certain lease obligations contain “non-appropriation” clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in any year unless money is appropriated for such purpose for such year.  Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of default and foreclosure, might prove difficult.  In addition, these securities represent a relatively new type of financing, and certain lease obligations may therefore be considered to be illiquid securities.

Municipal Securities

The Portfolios may invest in securities issued by states, municipalities, and other political subdivisions, agencies, authorities, and instrumentalities of states and multi-state agencies or authorities including residual interest bonds.  Municipal securities include debt obligations the interest on which, in the opinion of bond counsel to the issuer at the time of issuance, is exempt from federal income tax (“Municipal Bonds”).  Municipal Bonds share the attributes of debt/fixed-income securities in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities.  Municipal Bonds are subject to credit and market risk.

Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues.

Participation on Creditors Committees

The Portfolios may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Portfolio.  Such participation may subject the Portfolio to expenses such as legal fees and may make the Portfolio an “insider” of the issuer for purposes of the federal securities laws, and therefore may restrict such Portfolio’s ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so.  Participation by the Portfolio on such committees also may expose the Portfolio to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors.  The Portfolio will participate on such committees only when the Sub-Adviser believes that such participation is necessary or desirable to enforce the Portfolio’s rights as a creditor or to protect the value of securities held by the Portfolio.

Privately-Issued Mortgage-Backed Securities

Mortgage-backed securities may also be issued by trusts or other entities formed or sponsored by private originators of, and institutional investors in, mortgage loans and other foreign or domestic non-governmental entities (or represent custodial arrangements administered by such institutions).  These private originators and institutions include domestic and foreign S&Ls, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing.  Privately-issued mortgage-backed securities are generally backed by pools of conventional (i.e., non-government guaranteed or insured) mortgage loans.

These mortgage-backed securities are not guaranteed by an entity having the credit standing of a U.S. government agency. In order to receive a high quality rating, they normally are structured with one or more types of “credit enhancement.” These credit enhancements fall generally into two categories: (1) liquidity protection and (2) protection against losses resulting after default by a borrower and liquidation of the collateral. Liquidity protection refers to the providing of cash advances to holders of mortgage-backed securities when a borrower on an underlying mortgage fails to make its monthly payment on time.  Protection against losses resulting after default and liquidation is designed to cover losses resulting when, for example, the proceeds of a foreclosure sale are insufficient to cover the outstanding amount on the mortgage. This protection may be provided through guarantees, insurance policies or letters of credit, through various means of structuring the transaction or through a combination of such approaches.

Savings Association Obligations

The Portfolios may invest in certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. government.

Stripped Mortgage-Backed Securities

Stripped mortgage-backed securities (“SMBS”) are derivative multi-class mortgage securities.  SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including S&Ls, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets.  A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal.  In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class).  The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Portfolio’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Portfolio may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed.  As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed “illiquid” and subject to a Portfolio’s limitations on investment in illiquid securities.

Subordinated Mortgage Securities

Subordinated mortgage securities have certain characteristics and certain associated risks. In general, the subordinated mortgage securities in which certain Portfolios may invest consist of a series of certificates issued in multiple classes with a stated maturity or final distribution date. One or more classes of each series may be entitled to receive distributions allocable only to principal, principal prepayments, interest or any combination thereof prior to one or more other classes, or only after the occurrence of certain events, and may be subordinated in the right to receive such distributions on such certificates to one or more senior classes of certificates. The rights associated with each class of certificates are set forth in the applicable pooling and servicing agreement, form of certificate and offering documents for the certificates.

The subordination terms are usually designed to decrease the likelihood that the holders of senior certificates will experience losses or delays in the receipt of their distributions and to increase the likelihood that the senior certificate holders will receive aggregate distributions of principal and interest in the amounts anticipated. Generally, pursuant to such subordination terms, distributions arising out of scheduled principal, principal prepayments, interest or any combination thereof that otherwise would be payable to one or more other classes of certificates of such series (i.e., the subordinated certificates) are paid instead to holders of the senior certificates. Delays in receipt of scheduled payments on mortgage loans and losses on defaulted mortgage loans are typically borne first by the various classes of subordinated certificates and then by the holders of senior certificates.

In some cases, the aggregate losses in respect of defaulted mortgage loans that must be borne by the subordinated certificates and the amount of the distributions otherwise distributable on the subordinated certificates that would, under certain circumstances, be distributable to senior certificate holders may be limited to a specified amount.  All or any portion of distributions otherwise payable to holders of subordinated certificates may, in certain circumstances, be deposited into one or more reserve accounts for the benefit of the senior certificate holders. Since a greater risk of loss is borne by the subordinated certificate holders, such certificates generally have a higher stated yield than the senior certificates.

Interest on the certificates generally accrues on the aggregate principal balance of each class of certificates entitled to interest at an applicable rate. The certificate interest rate may be a fixed rate, a variable rate based on current values of an objective interest index or a variable rate based on a weighted average of the interest rate on the mortgage loans underlying or constituting the mortgage assets. In addition, the underlying mortgage loans may have variable interest rates.

Generally, to the extent funds are available, interest accrued during each interest accrual period on each class of certificates entitled to interest is distributable on certain distribution dates until the aggregate principal balance of the certificates of such class has been distributed in full.  The amount of interest that accrues during any interest accrual period and over the life of the certificates depends primarily on the aggregate principal balance of the class of certificates, which, unless otherwise specified, depends primarily on the principal balance of the mortgage assets for each such period and the rate of payment (including prepayments) of principal of the underlying mortgage loans over the life of the Trust.

A series of certificates may consist of one or more classes as to which distributions allocable to principal will be allocated. The method by which the amount of principal to be distributed on the certificates on each distribution date is calculated and the manner in which such amount could be allocated among classes varies and could be effected pursuant to a fixed schedule, in relation to the occurrence of certain events or otherwise. Special distributions are also possible if distributions are received with respect to the mortgage assets, such as is the case when underlying mortgage loans are prepaid.

A mortgage-related security that is senior to a subordinated residential mortgage security will not bear a loss resulting from the occurrence of a default on an underlying mortgage until all credit enhancements protecting such senior holder is exhausted. For example, the senior holder will only suffer a credit loss after all subordinated interests have been exhausted pursuant to the terms of the subordinated residential mortgage security. The primary credit risk to the Portfolio by investing in subordinated residential mortgage securities is potential losses resulting from defaults by the borrowers under the underlying mortgages. The Portfolio would generally realize such a loss in connection with a subordinated residential mortgage security only if the subsequent foreclosure sale of the property securing a mortgage loan does not produce an amount at least equal to the sum of the unpaid principal balance of the loan as of the date the borrower went into default, the interest that was not paid during the foreclosure period and all foreclosure expenses.

A Sub-Adviser will seek to limit the risks presented by subordinated residential mortgage securities by reviewing and analyzing the characteristics of the mortgage loans that underlie the pool of mortgages securing both the senior and subordinated residential mortgage securities. The Sub-Adviser has developed a set of guidelines to assist in the analysis of the mortgage loans underlying subordinated residential mortgage securities. Each pool purchase is reviewed against the guidelines.  The Portfolio seeks opportunities to acquire subordinated residential mortgage securities where, in the view of the Sub-Adviser, the potential for a higher yield on such instruments outweighs any additional risk presented by the instruments. The Sub-Adviser will seek to increase yield to shareholders by taking advantage of perceived inefficiencies in the market for subordinated residential mortgage securities.

Credit enhancement for the senior certificates comprising a series is provided by the holders of the subordinated certificates to the extent of the specific terms of the subordination and, in some cases, by the establishment of reserve funds. Depending on the terms of a particular pooling and servicing agreement, additional or alternative credit enhancement may be provided by a pool insurance policy and/or other insurance policies, third party limited guaranties, letters of credit, or similar arrangements. Letters of credit may be available to be drawn upon with respect to losses due to mortgagor bankruptcy and with respect to losses due to the failure of a master service to comply with its obligations, under a pooling and servicing agreement, if any, to repurchase a mortgage loan as to which there was fraud or negligence on the part of the mortgagor or originator and subsequent denial of coverage under a pool insurance policy, if any. A master service may also be required to obtain a pool insurance policy to cover losses in an amount up to a certain percentage of the aggregate principal balance of the mortgage loans in the pool to the extent not covered by a primary mortgage insurance policy by reason of default in payments on mortgage loans.

A pooling and servicing agreement may provide that the depositor and master service could effect early termination of a trust, after a certain specified date or the date on which the aggregate outstanding principal balance of the underlying mortgage loans is less than a specific percentage of the original aggregate principal balance of the underlying mortgage loans by purchasing all of such mortgage loans at a price, unless otherwise specified, equal to the greater of a specified percentage of the unpaid principal balance of such mortgage loans, plus accrued interest thereon at the applicable certificate interest rate, or the fair market value of such mortgage assets. Generally, the proceeds of such repurchase would be applied to the distribution of the specified percentage of the principal balance of each outstanding certificate of such series, plus accrued interest, thereby retiring such certificates. Notice of such optional termination would be given by the trustee prior to such distribution date.

The underlying trust assets are a mortgage pool generally consisting of mortgage loans on single, multi-family and mobile home park residential properties. The mortgage loans are originated by S&Ls, savings banks, commercial banks or similar institutions and mortgage banking companies.

Various services provide certain customary servicing functions with respect to the mortgage loans pursuant to servicing agreements entered into between each service and the master service. A service’s duties generally include collection and remittance of principal and interest payments, administration of mortgage escrow accounts, collection of insurance claims, foreclosure procedures and, if necessary, the advance of funds to the extent certain payments are not made by the mortgagors and are recoverable under applicable insurance policies or from proceeds of liquidation of the mortgage loans.

The mortgage pool is administered by a master service who (a) establishes requirements for each service, (b) administers, supervises and enforces the performance by the services of their duties and responsibilities under the servicing agreements, and (c) maintains any primary insurance, standard hazard insurance, special hazard insurance and any pool insurance required by the terms of the certificates. The master service may be an affiliate of the depositor and also may be the service with respect to all or a portion of the mortgage loans contained in a trust fund for a series of certificates.

Trust-Preferred Securities

Trust-preferred securities, also known as trust-issued securities, are securities that have the characteristics of both debt and equity instruments and are treated by the Portfolio as debt investment.  Generally, trust preferred securities are cumulative preferred stock issued by a trust that is wholly-owned by a financial institution, usually, a bank holding company.  The financial institution creates the trust and will subsequently own the trust’s common securities, which represents three percent of the trust’s assets.  The remaining 97% of the trust’s assets consists of trust-preferred securities, which are then sold to investors.  The trust will use the sales proceeds to purchase a subordinated debt issued by the financial institution.  The financial institution will use the proceeds from the subordinated debt sale to increase its capital while the trust will receive periodic interest payments from the financial institution for holding the subordinated debt.  The trust will use the interest received to make dividend payments to the holders of the trust-preferred securities.  The dividends are generally paid on a quarterly basis and are higher than the dividends offered by the financial institution’s common stock.  Additionally, the holders of the trust-preferred securities are senior to the common stockholders in the event the financial institution is liquidated.  The primary benefit for the financial institution in using this particular structure is that the trust preferred securities are treated by the financial institution as debt securities for tax purposes (i.e., interest expense is tax deductible) and as equity securities for calculation of capital requirements.

In certain instances, the structure involves more than more than one financial institution and thus, more than one trust.  In this pooled offering, a separate trust is created.  This trust will issue securities to investors and use the proceeds to purchase the trust-preferred securities issued by the trust subsidiaries of the participating financial institutions.  Accordingly, the trust preferred securities held by the investors are backed by the trust-preferred securities issued by the trust subsidiaries.

In identifying the risks associated with trust-preferred securities, the Adviser or Sub-Adviser will evaluate the financial condition of the financial institution, as the trust typically has no business operations other than issuing the trust-preferred securities.  If the financial institution is financially unsound and defaults on the interest payments to the trust, the trust will not be able to make dividend payments to the Portfolio.

U.S. Government Securities

U.S. government securities are obligations of, or are guaranteed by, the U.S. government, its agencies or instrumentalities.  Treasury bills, notes, and bonds are direct obligations of the U.S. Treasury.  Securities guaranteed by the U.S. government include: federal agency obligations guaranteed as to principal and interest by the U.S. Treasury (such as Government National Mortgage Association certificates, described in the section on “Mortgage-Backed Securities,” and Federal Housing Administration debentures).  In guaranteed securities, the U.S. government unconditionally guarantees the payment of principal and interest, and thus they are of the highest credit quality.  Such direct obligations or guaranteed securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, the U.S. government is obligated to or guarantees to pay them in full.  They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances.

Securities issued by U.S. government instrumentalities and certain federal agencies are neither direct obligations of, nor guaranteed by, the Treasury.  However, they involve federal sponsorship in one way or another: some are backed by specific types of collateral; some are supported by the issuer’s right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; others are supported only by the credit of the issuing government agency or instrumentality.  These agencies and instrumentalities include, but are not limited to, Federal Land Banks, Farmers Home Administration, FNMA, FHLMC, Central Bank for Cooperatives, Federal Intermediate Credit Banks, and Federal Home Loan Banks.  While these securities are issued, in general, under the authority of an Act of Congress, the U.S. government is not obligated to provide financial support to the issuing instrumentalities, although under certain conditions certain of these authorities may borrow from the U.S. Treasury.  In the case of securities not backed by the full faith and credit of the United States, the investor in which a Portfolio may invest, may or may not be guaranteed or supported by the “full faith and credit” of the United States.  “Full faith and credit” means generally that the taxing power of the U.S. government is pledged to the payment of interest and repayment of principal on a security.  If a security is not backed by the full faith and credit of the United States, the owner of the security must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment.  Each Portfolio will invest in securities of such agencies or instrumentalities only when the Adviser or Sub-Adviser is satisfied that the credit risk with respect to any instrumentality is comparable to the credit risk of U.S. government securities backed by the full faith and credit of the United States.

The Portfolios may also purchase obligations of the International Bank for Reconstruction and Development, which, while technically not a U.S. government agency or instrumentality, has the right to borrow from the participating countries, including the United States.

The Portfolios also may invest in U.S. Treasury obligations, obligations issued or guaranteed by U.S. government agencies.  U.S. Treasury obligations include Treasury bills, Treasury notes and Treasury bonds, and are backed by the full faith and credit of the United States as to timely payments of interest and repayments of principal.  Obligations issued or guaranteed by U.S. government agencies include direct obligations and mortgage-related securities that have different levels of credit support from the government.  Some are supported by the full faith and credit of the U.S. government, such as the GNMA pass-through mortgage certificates, some are supported by the right of the issuer to borrow from the U.S. Treasury under certain circumstances, such as FNMA bonds, others are supported only by the credit of the entity that issued them, such as the FHLMC.

In September 2008, the FNMA and FHLMC were each placed into conservatorship by the U.S. government under the authority of the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. government, with a stated purpose to preserve and conserve the FNMA’s and FHLMC’s assets and property and to put FNMA and FHLMC in a sound and solvent condition.  In addition, the U.S. Treasury also announced the following additional steps that it intended to take with respect to the FNMA and FHLMC:  (i) a commitment of indefinite duration to maintain the positive net worth of FNMA and FHLMC in exchange for senior preferred stock and warrants for common stock of the entities; (ii) the establishment of a new secured lending credit facility that is available to the FNMA and FHLMC until December 2009; and (iii) a temporary program to purchase FNMA and FHLMC mortgage-backed securities, which is expected to continue until December 2009.  No assurance can be given that the purposes of the conservatorship under the authority of the FHFA will be met or that the U.S. Treasury initiatives discussed above will be successful.

Zero-Coupon and Pay-in-Kind Bonds

Zero-coupon bonds are issued at a significant discount from face value and pay interest only at maturity rather than at intervals during the life of the security. Pay-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. The values of zero-coupon bonds and pay-in-kind bonds are subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest currently, and may involve greater credit risk than such bonds.

The discount of zero-coupon and deferred interest bonds approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero-coupon bonds do not require the periodic payment of interest, deferred interest bonds provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value due to changes in interest rates than debt obligations that make regular payments of interest. A Portfolio will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other Portfolio securities to satisfy a Portfolio’s distribution obligations.

EQUITY INVESTMENTS

Common Stock and Other Equity Securities

Common stocks represent an equity (ownership) interest in a corporation.  This ownership interest generally gives a Portfolio the right to vote on measures affecting the company’s organization and operations.

The Portfolios may also buy securities such as convertible debt, preferred stock, warrants or other securities exchangeable for shares of common stock.  In selecting equity investments for a Portfolio, the Sub-Adviser will generally invest the Portfolio’s assets in industries and companies that it believes are experiencing favorable demand for their products and services and which operate in a favorable competitive and regulatory climate.

Convertible Securities

A convertible security is a security that may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock.  By investing in convertible securities, a Portfolio seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while earning a higher fixed rate of return than is available in common stocks.

The Portfolios may invest in “synthetic” convertible securities, which are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities.  For example, a Portfolio may purchase a non-convertible debt security and a warrant or option, which enables the Portfolio to have a convertible-like position with respect to a company, group of companies or stock index.  Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions.  Upon conversion, the Portfolio generally receives an amount in cash equal to the difference between the conversion price and the then current value of the underlying security.  Unlike a true convertible security, a synthetic convertible comprises two or more separate securities, each with its own market value.  Therefore, the market value of a synthetic convertible is the sum of the values of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations.

Corporate Reorganizations

The Portfolios may purchase indebtedness and participations, secured and unsecured, of debtor companies in reorganization or financial restructuring.  Such indebtedness may be in the form of loans, notes, bonds or debentures.  In general, securities that are the subject of a tender or exchange offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or proposal.  The increased market price of these securities may also discount what the stated or appraised value of the security would be in the contemplated action were approved or consummated.  These investments may be advantageous when the discount significantly overstates the risk of the contingencies involved;

significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or fails to adequately recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of these contingencies requires unusually broad knowledge and experience on the part of the Sub-Adviser.  The Sub-Adviser must appraise the value of the issuer and its component businesses, the assets or securities to be received as a result of the contemplated transaction, the financial resources and business motivation of the offer or and the dynamics of the business climate when the offer or proposal is in progress.

Derivatives

The Portfolios may invest in derivatives, which are securities and contracts whose value is based on performance of an underlying financial asset, index or other investment.

The Portfolio’s transactions in derivative instruments may include:

•                                          the purchase and writing of options on securities (including index options) and options on foreign currencies;

•                                          the purchase and sale of futures contracts based on financial, interest rate and securities indices, equity securities or fixed-income securities; and

•                                          entering into forward contracts, swaps and swap related products, such as equity index, interest rate or currency swaps, credit default swaps (long and short) and related caps, collars, floors and swaps.

The success of transactions in derivative instruments depends on the Sub-Adviser’s judgment as to their potential risks and rewards. Use of these instruments exposes a Portfolio to additional investment risks and transaction costs. If the Sub-Adviser incorrectly analyzes market conditions or does not employ the appropriate strategy with these instruments, the Portfolio’s return could be lower than if derivative instruments had not been used. Additional risks inherent in the use of derivative instruments include:  adverse movements in the prices of securities or currencies and the possible absence of a liquid secondary market for any particular instrument. A Portfolio could experience losses if the prices of its derivative positions correlate poorly with those of its other investments.  The loss from investing in derivative instruments is potentially unlimited.

Certain Portfolios may invest in derivatives for hedging purposes, to enhance returns, as a substitute for purchasing or selling securities, to maintain liquidity or in anticipation of changes in the composition of its portfolio holdings.  Hedging involves using a security or contract to offset investment risk, and can reduce the risk of a position held in an investment portfolio. If the Sub-Adviser’s judgment about fluctuations in securities prices, interest rates or currency prices proves incorrect, or the strategy does not correlate well with a Portfolio’s investments, the use of derivatives could result in a loss to the Portfolio and may, in turn, increase the Portfolio’s volatility.  In addition, in the event that non-exchange traded derivatives are used, they could result in a loss if the counterparty to the transaction does not perform as promised.

The Portfolios have claimed an exclusion from the definition of a Commodity Pool Operator (“CPO”) under the Commodity Exchange Act and therefore are not subject to registration or regulation as a CPO. There can be no assurance that the use of derivative instruments will benefit the Portfolios.

Eurodollar Convertible Securities

The Portfolios may invest in Eurodollar convertible securities, which are fixed-income securities of a U.S. issuer or a foreign issuer that are issued outside the United States and are convertible into equity securities of the same or a different issuer. Interest and dividends on Eurodollar convertible securities are payable in U.S. dollars outside of the United States. The Portfolios may invest without limitation in Eurodollar convertible securities that are convertible into foreign equity securities listed, or represented by American Depositary Receipts listed, on the New York Stock Exchange or the American Stock Exchange or convertible into publicly traded common stock of U.S. companies. The Portfolios may also invest in Eurodollar convertible securities that are convertible into foreign equity securities which are not listed, or represented by American Depositary Receipts listed, on such exchanges.

Futures Contracts and Options on Futures Contracts

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a particular financial instrument (debt security) or commodity for a specified price at a designated date, time, and place.  Although futures contracts by their terms require actual future delivery of and payment for financial instruments, commodities futures contracts are usually closed out before the delivery date.  Closing out an open futures contract position is effected by entering into an offsetting sale or purchase, respectively, for the same aggregate amount of the same financial instrument or commodities and the same delivery date.  Where a Portfolio has sold a futures contract, if the offsetting purchase price is less than the original futures contract sale price, the Portfolio realizes a gain; if it is more, the Portfolio realizes a loss.  Where a Portfolio has purchased a futures contract, if the offsetting price is more than the original futures contract purchase price, the Portfolio realizes a gain; if it is less, the Portfolio realizes a loss.

Limitations

When purchasing a futures contract, a Portfolio must maintain with its custodian cash or liquid securities (including any margin) equal to the market value of such contract.  When writing a call option on a futures contract, a Portfolio similarly will maintain with its custodian cash and/or liquid securities (including any margin) equal to the amount such option is “in-the-money” until the option expires or is closed out by a Portfolio.  A call option is “in-the-money” if the value of the futures contract that is the subject of the option exceeds the exercise price.

When writing a call option on a futures contract, a Portfolio will maintain with its custodian (or earmark on its records) cash or liquid securities that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option.  Alternatively, a Portfolio may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Portfolio to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Portfolio.

Gold Futures Contracts

A gold futures contract is a standardized contract which is traded on a regulated commodity futures exchange, and which provides for the future delivery of a specified amount of gold at a specified date, time, and price.  When a Portfolio purchases a gold futures contract it becomes obligated to take delivery of and pay for the gold from the seller, and when a Portfolio sells a gold futures contract, it becomes obligated to make delivery of precious metals to the purchaser, in each case at a designated date and price.  A Portfolio may be able to enter into gold futures contracts only for the purpose of hedging its holdings or intended holdings of gold stocks and gold bullion.  A Portfolio will not engage in these contracts for speculation or for achieving leverage.  A Portfolio’s hedging activities may include purchases of futures contracts as an offset against the effect of anticipated increases in the price of gold or sales of futures contracts as an offset against the effect of anticipated declines in the price of gold.

Interest Rate Futures Contracts

An interest rate futures contract is an obligation traded on an exchange or board of trade that requires the purchaser to accept delivery, and the seller to make delivery, of a specified quantity of the underlying financial instrument, such as U.S. Treasury bills and bonds, in a stated delivery month, at a price fixed in the contract.

A Portfolio may purchase and sell interest rate futures as a hedge against adverse changes in debt instruments and other interest rate sensitive securities.  As a hedging strategy a Portfolio might employ, a Portfolio would purchase an interest rate futures contract when it is not fully invested in long-term debt securities but wishes to defer their purchase for some time until it can orderly invest in such securities or because short-term yields are higher than long-term yields.  Such a purchase would enable a Portfolio to earn the income on a short-term security while at the same time minimizing the effect of all or part of an increase in the market price of the long-term debt security, which a Portfolio intends to purchase in the future.  A rise in the price of the long-term debt security prior to its purchase either would be offset by an increase in the value of the futures contract purchased by the Portfolio or avoided by taking delivery of the debt securities under the futures contract.

A Portfolio would sell an interest rate futures contract in order to continue to receive the income from a long-term debt security, while endeavoring to avoid part or all of the decline in market value of that security which would accompany an increase in interest rates. If interest rates did rise, a decline in the value of the debt security held by a Portfolio would be substantially offset by the ability of a Portfolio to repurchase at a lower price the interest rate futures contract previously sold.  While the Portfolio could sell the long-term debt security and invest in a short-term security, ordinarily the Portfolio would give up income on its investment, since long-term rates normally exceed short-term rates.

Investment in Gold and Other Precious Metals

The Portfolios may invest in gold bullion and coins and other precious metals (silver or platinum) bullion and in futures contracts with respect to such metals.

Precious metals will not be purchased in any form that is not readily marketable, and gold coins will be purchased for their intrinsic value only (i.e., coins will not be purchased for their numismatic value). Any metals purchased by a Portfolio will be delivered to and stored with a qualified custodian bank.  Precious metals investments do not generate interest or dividend income.

Metal investments are considered speculative and are affected by various worldwide economic, financial, and political factors.  Prices may fluctuate sharply over short time periods due to changes in inflation expectations in various countries, metal sales by central banks of governments or international agencies, speculation, changes in industrial and commercial demand, and governmental prohibitions or restriction on the private ownership of certain precious metals or minerals. Furthermore, at the present time, there are four major producers of gold bullion: the Republic of South Africa, the United States, Canada and Australia.  Political and economic conditions in these countries will have a direct effect on the mining and distribution of gold and, consequently, on its price. Many of these risks also may affect the value of securities of companies engaged in operations respecting gold and other precious metals.

Options on Futures Contracts

A futures option gives a Portfolio the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price prior to the expiration of the option.  Upon exercise of a call option, the purchaser acquires a long position in the futures contract and the writer of the option is assigned the opposite short position.  In the case of a put option, the converse is true.  A futures option may be closed out (before exercise or expiration) by an offsetting purchase or sale of a futures option by a Portfolio.

A Portfolio may use options on futures contracts in connection with hedging strategies.  Generally these strategies would be employed under the same market conditions in which a Portfolio would use put and call options on debt securities, as described hereafter in “Options on Securities and Securities Indexes.”

Preferred Stock

Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends.  In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

Stock Index Futures Contracts

A “stock index” assigns relative values to the common stock included in an index (for example, the Standard & Poor’s 500® Index of Composite Stocks or the New York Stock Exchange Composite Index), and the index fluctuates with changes in the market values of such stocks.  A stock index futures contract is a bilateral agreement to accept or make payment, depending on whether a contract is purchased or sold, of an amount of cash equal to a specified dollar amount multiplied by the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally purchased or sold.

To the extent that changes in the value of a Portfolio corresponds to changes in a given stock index, the sale of futures contracts on that index (“short hedge”) would substantially reduce the risk to a Portfolio of a market decline and, by so doing, provide an alternative to a liquidation of securities position, which may be difficult to accomplish in a rapid and orderly fashion.  Stock index futures contracts might also be sold:

(1)                                  when a sale of portfolio securities at that time would appear to be disadvantageous in the long term because such liquidation would:

(a)           forego possible price appreciation,

(b)           create a situation in which the securities would be difficult to repurchase, or

(c)           create substantial brokerage commissions;

(2)                                  when a liquidation of a Portfolio has commenced or is contemplated, but there is, in a Sub-Adviser’s determination, a substantial risk of a major price decline before liquidation can be completed; or

(3)                                  to close out stock index futures purchase transactions.

Where a Portfolio anticipates a significant market or market sector advance, the purchase of a stock index futures contract (“long hedge”) affords a hedge against not participating in such advance at a time when the Portfolio is not fully invested.  Stock index futures might also be purchased:

(1)                                  if a Portfolio is attempting to purchase equity positions in issues which it had or was having difficulty purchasing at prices considered by the Sub-Adviser to be fair value based upon the price of the stock at the time it qualified for inclusion in a Portfolio: or

(2)                                  to close out stock index futures sales transactions.

Each investing Portfolio will limit its use of futures contracts and futures options to hedging transactions and other strategies as described under the heading “Limitations” in this section, with the exception of Artio Foreign, which may invest in futures contracts and futures options for both hedging and non-hedging purposes.  For example, a Portfolio might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of a Portfolio’s securities or the price of the securities, which a Portfolio intends to purchase.  A Portfolio’s hedging may include sales of futures contracts as an offset against the effect of expected increases in interest rates and purchases of futures contracts as an offset against the effect of expected declines in interest rates.  Although other techniques could be used to reduce that Portfolio’s exposure to interest rate fluctuations, a Portfolio may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.  See this SAI for a discussion of other strategies involving futures and futures options.

If a purchase or sale of a futures contract is made by a Portfolio, it is required to deposit with its custodian a specified amount of cash and/or securities (“initial margin”).  The margin required for a futures contract is set by the exchange or board of trade on which the contract is traded and may be modified during the term of the contract.  The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to a Portfolio upon termination of the contract, assuming all contractual obligations have been satisfied.  Each investing Portfolio expects to earn interest income on its initial margin deposits.

A futures contract held by a Portfolio is valued daily at the official settlement price of the exchange on which it is traded. Each day a Portfolio pays or receives cash, called “variation margin” equal to the daily change in value of the futures contract. This process is known as “marking to market.” The payment or receipt of the variation margin does not represent a borrowing or loan by a Portfolio but is settlement between a Portfolio and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Portfolio will mark-to-market its open futures positions.

A Portfolio is also required to deposit and maintain margin with respect to put and call options on futures contracts it writes.  Such margin deposits will vary depending on the nature of the underlying futures contract (including the related initial margin requirements), the current market value of the option, and other futures positions held by a Portfolio.

Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security, and delivery month).  If an offsetting purchase price is less than the original sale price, a Portfolio realizes a capital gain, or if it is more, a Portfolio realizes a capital loss.  Conversely, if an offsetting sale price is more than the original purchase price, a Portfolio realizes a capital gain, or if it is less, a Portfolio realizes a capital loss.  The transaction costs must also be included in these calculations.

Warrants

The Portfolios may, from time to time, invest in warrants. Warrants are, in effect, longer-term call options.  They give the holder the right to purchase a given number of shares of a particular company at specified prices within a certain period of time.  The purchaser of a warrant expects that the market price of the security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus giving him a profit.  Of course, since the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the entire purchase price of the warrant.  Warrants generally trade in the open market and may be sold rather than exercised.  Warrants are sometimes sold in unit form with other qualification as a regulated investment company.  The result of a hedging program cannot be foreseen and may cause a Portfolio to suffer losses that it would not otherwise sustain.

Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security.  Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments.  They pay no dividends and confer no rights other than a purchase option.  If a warrant is not exercised by the date of its expiration, the Portfolio will lose its entire investment in such warrant.

OPTIONS ON SECURITIES AND SECURITIES INDICES

Purchasing Options on Securities

An option on a security is a contract that gives the purchaser of the option, in return or the premium paid, the right to buy a specified security (in the case of a call option) or to sell a specified security (in the case of a put option) from or to the seller (“writer”) of the option at a designated price during the term of the option.  A Portfolio may purchase put options on securities to protect holdings in an underlying or related security against a substantial decline in market value.  Securities are considered related if their price movements generally correlate to one another.  For example, the purchase of put options on debt securities held by a Portfolio would enable it to protect, at least partially, an unrealized gain in an appreciated security without actually selling the security.  In addition, a Portfolio would continue to receive interest income on such security.

A Portfolio may purchase call options on securities to protect against substantial increases in prices of securities a Portfolio intends to purchase pending its ability to invest in such securities in an orderly manner.  A Portfolio may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transactional costs paid on the put or call option which is sold.

A Portfolio may purchase long-term exchange traded equity options called Long Term Equity Anticipation Securities (“LEAPS”) and Buy Write Option Unitary Derivatives (“BOUNDs”).  LEAPS provide the holder the opportunity to participate in the underlying securities’ appreciation in excess of a fixed-dollar amount; BOUNDs provide a holder the opportunity to retain dividends on the underlying securities while potentially participating in underlying securities’ capital appreciation up to a fixed-dollar amount.

Risks of Options Transactions

The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a put or call option purchased by a Portfolio is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, a Portfolio will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

There can be no assurance that a liquid market will exist when a Portfolio seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Portfolio may be unable to close out a position. If a Portfolio cannot affect a closing transaction, it will not be able to sell the underlying security while the previously written option remains outstanding, even though it might otherwise be advantageous to do so. Possible reasons for the absence of a liquid secondary market on a national securities exchange could include: insufficient trading interest, restrictions imposed by national securities exchanges, trading halts or suspensions with respect to call options or their underlying securities, inadequacy of the facilities of national securities exchanges or the Options Clearing Corporation due to a high trading volume or other event, and a decision by one or more national securities exchanges to discontinue the trading of call options or to impose restrictions on types of orders.

Since option premiums paid or received by a Portfolio, as compared to underlying investments, are small in relation to the market value of such investments, buying and selling put and call options offer large amounts of leverage. Thus, the leverage offered by trading in options could result in a Portfolio’s net asset value being more sensitive to changes in the value of the underlying securities.

Writing Covered Call and Secured Put Options

In order to earn additional income on its portfolio securities or to protect partially against declines in the value of such securities, a Portfolio may write covered call options.  The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.  During the option period, a covered call option writer may be assigned an exercise notice by the broker-dealer through whom such call option was sold requiring the writer to deliver the underlying security against payment of the exercise price.  This obligation is terminated upon the expiration of the option period or at such earlier time in which the writer effects a closing purchase transaction.  Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security, or to enable a Portfolio to write another call option on the underlying security with either a different exercise price or expiration date or both.

In order to earn additional income or to facilitate its ability to purchase a security at a price lower than the current market price of such security, a Portfolio may write secured put options.  During the option period, the writer of a put option may be assigned an exercise notice by the broker-dealer through whom the option was sold requiring the writer to purchase the underlying security at the exercise price.

A Portfolio may write a call or put option only if the option is “covered” or “secured” by a Portfolio holding a position in the underlying securities.  This means that so long as a Portfolio is obligated as the writer of a call option, it will own the underlying securities subject to the option or hold a call with the same exercise price, the same exercise period, and on the same securities as the written call.  Alternatively, a Portfolio may maintain, in a segregated account with the Trust’s custodian (or earmark on its records), cash and/or liquid securities with a value sufficient to meet its obligation as writer of the option.  A put is secured if a Portfolio maintains cash and/or liquid securities with a value equal to the exercise price in a segregated account, or holds a put on the same underlying security at an equal or greater exercise price.  A Portfolio may also cover its obligation by holding a put where the exercise price of the put is less than that of the written put provided the difference is segregated in the form of liquid securities.  Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same Portfolio.

Options on Securities Indices

A Portfolio may purchase or sell call and put options on securities indices for the same purposes as it purchases or sells options on securities.  Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities.  In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.  When such options are written, a Portfolio is required to maintain a segregated account consisting of cash, cash equivalents or high grade obligations or a Portfolio must purchase a like option of greater value that will expire no earlier than the option sold.  Purchased options may not enable a Portfolio to hedge effectively against stock market risk if they are not highly correlated with the value of a Portfolio’s securities.  Moreover, the ability to hedge effectively depends upon the ability to predict movements in the stock market.

Over-the-Counter Options

The Portfolios may write or purchase options in privately negotiated domestic or foreign transactions (“OTC Options”), as well as exchange-traded or “listed” options. OTC Options can be closed out only by agreement with the other party to the transaction, and thus any OTC Options purchased by a Portfolio may be considered an Illiquid Security.  In addition, certain OTC Options on foreign currencies are traded through financial institutions acting as market-makers in such options and the underlying currencies.

The staff of the SEC has taken the position that purchased OTC Options and assets used to cover written OTC Options are illiquid and, therefore, together with other illiquid securities, cannot exceed a certain percentage of a Portfolio’s assets (the “SEC illiquidity ceiling”).  OTC Options entail risks in addition to the risks of exchange-traded options. Exchange-traded options are in effect guaranteed by the Options Clearing Corporation, while a Portfolio relies on the party from whom it purchases an OTC Option to perform if a Portfolio exercises the option. With OTC Options, if the transacting dealer fails to make or take delivery of the securities or amount of foreign currency underlying an option it has written, in accordance with the terms of that option, a Portfolio will lose the premium paid for the option as well as any anticipated benefit of the transaction. Furthermore, OTC Options are less liquid than exchange-traded options.

General

The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security in relation to the exercise price of the option, the volatility of the underlying security, and the time remaining until the expiration date.

The premium paid for a put or call option purchased by a Portfolio is recorded as an asset of a Portfolio and subsequently adjusted. The premium received for an option written by a Portfolio is included in a Portfolio’s assets and an equal amount is included in its liabilities.  The value of an option purchased or written is marked to market daily and valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

A Portfolio may invest in futures contracts and in options on futures contracts as a hedge against changes in market conditions or interest rates.  A Portfolio will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

Risks Associated With Futures and Futures Options

There are several risks associated with the use of futures and futures options. The value of a futures contract may decline. While a Portfolio’s transactions in futures may protect a Portfolio against adverse movements in the general level of interest rates or other economic conditions, such transactions could also preclude a Portfolio from the opportunity to benefit from favorable movements in the level of interest rates or other economic conditions. With respect to transactions for hedging, there can be no guarantee that there will be correlation between price movements in the hedging vehicle and in a Portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a Portfolio and the hedging vehicle so that a Portfolio’s return might have been better if hedging had not been attempted. The degree to which price movements do not correlate depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when, and how to hedge involves the exercise of skill and judgment and even a well conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

There can be no assurance that a liquid market will exist at a time when a Portfolio seeks to close out a futures contract or a futures option position.  Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. Lack of a liquid market for any reason may prevent a Portfolio from liquidating an unfavorable position and a Portfolio would remain obligated to meet margin requirements and continue to incur losses until the position is closed.

Most Portfolios will only enter into futures contracts or futures options that are standardized and traded on a U.S. exchange or board of trade, or, in the case of futures options, for which an established over-the-counter market exists.  Foreign markets may offer advantages such as trading in indexes that are not currently traded in the United States. Foreign markets, however, may have greater risk potential than domestic markets. Unlike trading on domestic commodity exchanges, trading on foreign commodity markets is not regulated by the Commodity Futures Trading Commission (“CFTC”) and may be subject to greater risk than trading on domestic exchanges. For example, some foreign exchanges are principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. Trading in foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the CEA, the CFTC’s regulations, and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. Amounts received for foreign futures or foreign options transactions may not be provided the same protections as funds received in respect of transactions on United States futures exchanges.  A Portfolio could incur losses or lose any profits that had been realized in trading by adverse changes in the exchange rate of the currency in which the transaction is denominated. Transactions on foreign exchanges may include both commodities that are traded on domestic exchanges and boards of trade and those that are not.

The Trust reserves the right to engage in other types of futures transactions in the future and to use futures and related options for other than hedging purposes to the extent permitted by regulatory authorities.

Swaps

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year.  In a standard swap transaction, two parties agree to exchange the returns (or differential in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor.  The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, or in a “basket” of securities representing a particular index.

The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio transactions.  Whether a Portfolio’s use of swap agreements will be successful in furthering its investment objective will depend on a Sub-Adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments.  Moreover, a Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.  Swaps are generally considered illiquid and may be aggregated with other illiquid positions for purposes of the limitation on illiquid investments.

The swaps market is largely unregulated.  It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Portfolio’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

For purposes of applying a Portfolio’s investment policies and restrictions (as stated in the Prospectuses and this SAI) swap agreements are generally valued by a Portfolio at market value.  In the case of a credit default swap sold by a Portfolio (i.e., where a Portfolio is selling credit default protection), however, a Portfolio will generally value the swap at its notional amount.  The manner in which certain securities or other instruments are valued by a Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Credit Default Swaps

The Portfolios may enter into credit default swap contracts for investment purposes. As the seller in a credit default swap contract, a Portfolio would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, a Portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, a Portfolio would keep the stream of payments and would have no payment obligations. As the seller, a Portfolio would be subject to investment exposure on the notional amount of the swap.

A Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case a Portfolio would function as the counterparty referenced in the preceding paragraph.  This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk — that the seller may fail to satisfy its payment obligations to a Portfolio in the event of a default.

Variable and Floating Rate Securities

Variable rate securities provide for automatic establishment of a new interest rate at fixed intervals (e.g., daily, monthly, semi- annually, etc.).  Floating rate securities provide for automatic adjustment of the interest rate whenever some specified interest rate index changes.  The interest rate on variable or floating rate securities is ordinarily determined by reference to, or is a percentage of, a bank’s prime rate, the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates, or some other objective measure.

Variable or floating rate securities frequently include a demand feature entitling the holder to sell the securities to the issuer at par value.  In many cases, the demand feature can be exercised at any time on 7 days’ notice; in other cases, the demand feature is exercisable at any time on 30 days’ notice or on similar notice at intervals of not more than one year.  Some securities, which do not have variable or floating interest rates, may be accompanied by puts producing similar results and price characteristics.

Lease Obligation Bonds

Lease obligation bonds are mortgages on a facility that is secured by the facility and are paid by a lessee over a long term. The rental stream to service the debt as well as the mortgage, are held by a collateral trustee on behalf of the public bondholders. The primary risk of such instrument is the risk of default. Under the lease indenture, the failure to pay rent is an event of default. The remedy to cure default is to rescind the lease and sell the assets. If the lease obligation is not readily marketable or market quotations are not readily available, such lease obligations will be subject to a Portfolio’s limit on illiquid securities.

Structured Securities

Structured securities include notes, bonds or debentures that provide for the payment of principal of, and/or interest in, amounts determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of structured securities may provide that under certain circumstances no principal is due at maturity and, therefore, may result in the loss of a Portfolio’s investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference.  Consequently, leveraged structured securities entail a greater degree of market risk than other types of debt obligations. Structured securities may also be more volatile, less liquid and more difficult to accurately price than less complex fixed-income investments.

Indexed Securities

Indexed securities are instruments whose prices are indexed to the prices of other securities, securities indices, currencies, or other financial indicators.  Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.

Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities.  Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency.  Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad.  Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates.  Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies.

Hybrid Instruments

Hybrid Instruments (a type of potentially high-risk derivative) have been developed and combine the elements of futures contracts or options with those of debt, preferred equity, or a depositary instrument (“Hybrid Instruments”).  Generally, a Hybrid Instrument will be a debt security, preferred stock, depositary share, trust certificate, certificate of deposit, or other evidence of indebtedness on which a portion of or all interest payments and/or the principal or stated amount payable at maturity, redemption, or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles, or commodities (collectively “Underlying Assets”) or by another objective index, economic factor, or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively “Benchmarks”).  Thus, Hybrid Instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

Hybrid Instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return.  For example, a Portfolio may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions.  One solution would be to purchase a U.S. dollar-denominated Hybrid Instrument whose redemption price is linked to the average three-year interest rate in a designated group of countries.  The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level.  Furthermore, a Portfolio could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly.  The purpose of this arrangement, known as a structured security with an embedded put option, would be to give a Portfolio the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transactions costs.  Of course, there is no guarantee that the strategy will be successful, and a Portfolio could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the Hybrid Instrument.

The risks of investing in Hybrid Instruments reflect a combination of the risks of investing in securities, options, futures and currencies.  Thus, an investment in a Hybrid Instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars, or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark.  The risks of a particular Hybrid Instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked.  Such risks generally depend upon factors, which are unrelated to the operations or credit quality of the issuer of the Hybrid Instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets, and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future. Reference is also made to the discussion of futures, options, and forward contracts herein for a discussion of the risks associated with such investments.

Hybrid Instruments are potentially more volatile and carry greater market risks than traditional debt instruments.  Depending on the structure of the particular Hybrid Instrument, changes in a Benchmark may be magnified by the terms of the Hybrid Instrument and have an even more dramatic and substantial effect upon the value of the Hybrid Instrument.  Also, the prices of the Hybrid Instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.

Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates.  Alternatively, Hybrid Instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if “leverage” is used to structure the Hybrid Instrument.  Leverage risk occurs when the Hybrid Instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the Hybrid Instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid Instruments may also carry liquidity risk since the instruments are often “customized” to meet a Portfolio’s needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities.  In addition, because the purchase and sale of Hybrid Instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between a Portfolio and the issuer of the Hybrid Instrument, the creditworthiness of the counter party of issuer of the Hybrid Instrument would be an additional risk factor which a Portfolio would have to consider and monitor. Hybrid Instruments also may not be subject to regulation of the CFTC, which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of a Portfolio.

Dollar Roll Transactions

The Portfolios seeking a high level of current income may enter into dollar rolls or “covered rolls” in which a Portfolio sells securities (usually mortgage-backed securities) and simultaneously contracts to purchase, typically in 30 to 60 days, substantially similar, but not identical securities, on a specified future date.  The proceeds of the initial sale of securities in the dollar roll transactions may be used to purchase long-term securities that will be held during the roll period.  During the roll period, a Portfolio forgoes principal and interest paid on the securities sold at the beginning of the roll period.  A Portfolio is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale.  A “covered roll” is a specific type of dollar roll for which there is an offsetting cash position or cash equivalent securities position that matures on or before the forward settlement date of the dollar roll transaction.  As used herein the term “dollar roll” refers to dollar rolls that are not “covered rolls.”  At the end of the roll commitment period, a Portfolio may or may not take delivery of the securities a Portfolio has contracted to purchase.

A Portfolio’s obligations under a dollar roll agreement must be covered by segregated liquid assets equal in value to the securities subject to repurchase by a Portfolio.  “Covered rolls” are not subject to these segregation requirements. Dollar roll transactions may be considered borrowings and are, therefore, subject to the borrowing limitations applicable to a Portfolio.

When-Issued, Delayed Delivery and Forward Commitment Transactions

The Portfolios may purchase securities on a when-issued, delayed delivery or forward commitment basis if a Portfolio holds, and maintains until the settlement date in a segregated account, cash and/or liquid securities in an amount sufficient to meet the purchase price, or if a Portfolio enters into offsetting contracts for the forward sale of other securities it owns.  Purchasing securities on a when-issued, delayed delivery or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of a Portfolio’s other assets.  Although a Portfolio could purchase securities on a when-issued basis or enter into forward commitments with the intention of acquiring securities, a Portfolio may dispose of a when-issued or delayed delivery security prior to settlement if a Sub-Adviser deems it appropriate to do so.  A Portfolio may realize short-term profits or losses upon such sales.

FOREIGN INVESTMENTS

Currency Management

A Portfolio’s flexibility to participate in higher yielding debt markets outside of the United States may allow the Portfolios to achieve higher yields than those generally obtained by domestic money market funds and short-term bond investments. When a Portfolio invests significantly in securities denominated in foreign currencies, however, movements in foreign currency exchange rates versus the U.S. dollar are likely to impact the Portfolio’s share price stability relative to domestic short-term income funds. Fluctuations in foreign currencies can have a positive or negative impact on returns. Normally, to the extent that the Portfolio is invested in foreign securities, a weakening in the U.S. dollar relative to the foreign currencies underlying a Portfolio’s investments should help increase the net asset value of the Portfolio. Conversely, a strengthening in the U.S. dollar versus the foreign currencies in which a Portfolio’s securities are denominated will generally lower the net asset value of the Portfolio. The Sub-Adviser attempts to minimize exchange rate risk through active portfolio management, including hedging currency exposure through the use of futures, options and forward currency transactions and attempting to identify bond markets with strong or stable currencies. There can be no assurance that such hedging will be successful and such transactions, if unsuccessful, could result in additional losses or expenses to a Portfolio.

Depositary Receipts

ADRs are securities, typically issued by a U.S. financial institution (a “depository”), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary.  ADRs may be available through “sponsored” or “unsponsored” facilities.  A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the underlying security.  Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility.  The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

EDRs and GDRs are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or U.S. corporation.  Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States.  Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the securities underlying unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts.  Depositary Receipts also involve the risks of other investments in foreign securities.

Equity and Debt Securities Issued or Guaranteed by Supranational Organizations

The Portfolios that are authorized to invest in securities of foreign issuers may invest assets in equity and/or debt securities issued or guaranteed by Supranational Organizations, such as obligations issued or guaranteed by the Asian Development Bank, Inter-American Development Bank, International Bank for Reconstruction and Development (World Bank), African Development Bank, European Coal and Steel Community, European Economic Community, European Investment Bank and the Nordic Investment Bank.

Exchange Rate-Related Securities

The Portfolios may invest in securities that are indexed to certain specific foreign currency exchange rates.  The terms of such securities would provide that the principal amount or interest payments are adjusted upwards or downwards (but not below zero) at payment to reflect fluctuations in the exchange rate between two currencies while the obligation is outstanding, depending on the terms of the specific security.  A Portfolio will purchase such security with the currency in which it is denominated and will receive interest and principal payments thereon in the currency, but the amount of principal or interest payable by the issuer will vary in proportion to the change (if any) in the exchange rate between the two specific currencies between the date the instrument is issued and the date the principal or interest payment is due.  The staff of the SEC is currently considering whether a mutual fund’s purchase of this type of security would result in the issuance of a “senior security” within the meaning of the 1940 Act.  The Trust believes that such investments do not involve the creation of such a senior security, but nevertheless undertakes, pending the resolution of this issue by the staff, to establish a segregated account with respect to such investments and to maintain in such account cash not available for investment or U.S. government securities or other liquid high quality debt securities having a value equal to the aggregate principal amount of outstanding securities of this type.

Investment in exchange rate-related securities entails certain risks.  There is the possibility of significant changes in rates of exchange between the U.S. dollar and any foreign currency to which an exchange rate-related security is linked.  In addition, there is no assurance that sufficient trading interest to create a liquid secondary market will exist for a particular exchange rate-related security due to conditions in the debt and foreign currency markets.  Illiquidity in the forward foreign exchange market and the high volatility of the foreign exchange market may from time to time combine to make it difficult to sell an exchange rate-related security prior to maturity without incurring a significant price loss.

Foreign Currency Transactions

Since certain Portfolios that invest in foreign securities may buy and sell securities denominated in currencies other than the U.S. dollar, and receive interest, dividends and sale proceeds in other currencies, those Portfolios may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar.  The Portfolios may enter into foreign currency exchange transactions either on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market, or use forward foreign currency contracts to purchase or sell the foreign currencies.

Foreign Debt Securities

The Portfolios may invest in corporate debt securities of foreign issuers (including preferred or preference stock), certain foreign bank obligations (see “Bank Obligations”) and U.S. dollar or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities.  Securities traded in certain emerging market countries, including the emerging market countries in Eastern Europe, may be subject to risks in addition to risks typically posed by international investing due to the inexperience of financial intermediaries, the lack of modern technology, and the lack of a sufficient capital base to expand business operations.  Additionally, former Communist regimes of a number of Eastern European countries previously expropriated a large amount of property, the claims on which have not been entirely settled.  There can be no assurance that the Portfolios’ investments in Eastern Europe will not also be expropriated, nationalized or otherwise confiscated.

Investment in sovereign debt can involve a high degree of risk.  The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of the debt.  A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject.  Governmental entities may also depend on expected disbursements from foreign governments, multilateral agencies and others to reduce principal and interest arrearages on their debt.  The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations.  Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner.  Consequently, governmental entities may default on their sovereign debt.  Holders of sovereign debt (including the Portfolios) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities.  There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

The Portfolios’ investments in foreign currency denominated debt obligations and hedging activities will likely produce a difference between its book income and its taxable income.  This difference may cause a portion of the Company’s income distributions to constitute returns of capital for tax purposes or require the Portfolios to make distributions exceeding book income to qualify as a regulated investment company for federal tax purposes.

Foreign Securities

The Portfolios may invest in equity securities of foreign issuers, including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and other securities representing interests in securities of foreign companies (collectively, “Depositary Receipts”) that are described below. Some Portfolios may invest in foreign branches of commercial banks and foreign banks. See the “Banking Industry and Savings Industry Obligations” discussion in this SAI for further description of these securities.

Investments in foreign securities offer potential benefits not available in securities of domestic issuers by offering the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the United States, or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that may not move in a manner parallel to U.S. markets.

Investments in securities of foreign issuers involve certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions.  Since each of these Portfolios may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the value of securities in the Portfolio and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned.  In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, other foreign taxation, political or social instability, or diplomatic developments that could adversely affect investments in those countries.

There may be less publicly available information about a foreign company than about a U.S. company and foreign companies may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to or as uniform as those of U.S. companies. Foreign securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets.  Securities of many foreign companies are less liquid and their prices more volatile than securities of comparable U.S. companies.  Transactional costs in non-U.S. securities markets are generally higher than in U.S. securities markets.  There is generally less government supervision and regulation of exchanges, brokers, and issuers than there is in the United States.  A Portfolio might have greater difficulty taking appropriate legal action with respect to foreign investments in non-U.S. courts than with respect to domestic issuers in U.S. courts.  In addition, transactions in foreign securities may involve greater time from the trade date until settlement than domestic securities transactions and involve the risk of possible losses through the holding of securities by custodians and securities depositories in foreign countries.

Securities traded in emerging market countries, including the emerging market countries in Eastern Europe, may be subject to risks in addition to risks typically posed by international investing due to the inexperience of financial intermediaries, the lack of modern technology, and the lack of a sufficient capital base to expand business operations.  A number of emerging market countries restrict to varying degrees, foreign investment in securities.  Repatriation of investment income, capital, and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries.  A number of the currencies of emerging market countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur after investments in these currencies by a Portfolio.  Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility.  There is a risk in emerging market countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on a Portfolio’s investment.

Additional risks of investing in emerging market countries may include: currency exchange rate fluctuations; greater social, economic and political uncertainty and instability (including the risk of war); more substantial governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be newly organized and may be smaller and less seasoned companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and significantly smaller market capitalization of securities markets. Emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions.  Settlement problems may cause a Portfolio to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or delay in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security. Any change in the leadership or policies of Eastern European countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.  Additionally, former Communist regimes of a number of Eastern European countries previously expropriated a large amount of property, the claims on which have not been entirely settled.  There can be no assurance that a Portfolio’s investments in Eastern Europe will not also be expropriated, nationalized or otherwise confiscated.

Forward Currency Contracts

Certain Portfolios may enter into forward currency contracts in anticipation of changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fix number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. For example, a Portfolio might purchase a particular currency or enter into a forward currency contract to preserve the U.S. dollar price of securities it intends to or has contracted to purchase. Alternatively, it might sell a particular currency on either a spot or forward basis to hedge against an anticipated decline in the dollar value of securities it intends to or has contracted to sell. Although this strategy could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain from an increase in the value of the currency.

A Portfolio will engage in forward currency transactions in anticipation of or to protect itself against fluctuations in currency exchange rates.  A Portfolio might sell a particular currency forward, for example, when it wants to hold bonds or bank obligations denominated in or exposed to that currency but anticipates or wishes to be protected against a decline in the currency against the dollar.  Similarly, it might purchase a currency forward to “lock in” the dollar price of securities denominated in or exposed to that currency which it anticipated purchasing.

The Artio Foreign, PIMCO Global Advantage Bond, PIMCO High Yield  and PIMCO Total Return Bond Portfolios may enter into forward currency exchange contracts for hedging and non-hedging purposes.  In addition, each Portfolio may enter into forward contracts for “cross hedging” purposes, e.g., the purchase or sale of a forward contract on one type of currency as a hedge against adverse fluctuation in the value of a second type of currency.  The Portfolios may also use foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.  The Portfolios may enter into forward foreign currency contracts for the purchase or sale of a security denominationed in or exposed to a foreign currency.  The Portfolios may desire to “lock in” the U.S. dollar price of the security.

Alternatively, when the Sub-Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into forward contract for a fixed amount of dollars to sell the amount of foreign currency approximating the value of some or all of the Portfolio’s securities denominated in or exposed to such foreign currency.  The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date on which the forward contract is entered into and the date it matures.  The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

The Portfolios will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio’s securities or other assets denominated in that currency, unless the Portfolio covers the excess with sufficient segregated assets.  At the maturity of a forward contract, a Portfolio may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

It is impossible to forecast the market value of a particular portfolio security at the expiration of the contract.  Accordingly, if a decision is made to sell the security and make delivery of the foreign currency, it may be necessary for the Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that the Portfolio is obligated to deliver.

If the Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices.  Should forward prices decline during the period between the Portfolio’s entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Portfolio will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase.  Should forward prices increase, the Portfolio will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

Forward contracts are not traded on regulated commodities exchanges.  There can be no assurance that a liquid market will exist when a Portfolio seeks to close out a forward currency position, and in such an event, a Portfolio might not be able to effect a closing purchase transaction at any particular time.  In addition, a Portfolio entering into a forward foreign currency contract incurs the risk of default by the counter party to the transaction.  The CFTC has indicated that it may in the future assert jurisdiction over certain types of forward contracts in foreign currencies and attempt to prohibit certain entities from engaging in such foreign currency forward transactions.

Options on Foreign Currencies

A put or call option on a foreign currency gives the purchaser of the option the right to sell or purchase a foreign currency at the exercise price until the option expires. A Portfolio may enter into closing sale transactions with respect to such options, exercise them, or permit them to expire.

A Portfolio may employ hedging strategies with options on currencies before the Portfolio purchases a foreign security denominated in the hedged currency that the Portfolio anticipates acquiring, during the period the Portfolio holds the foreign security, or between the date the foreign security is purchased or sold and the date on which payment therefore is made or received.

In those situations where foreign currency options may not be readily purchased (or where such options may be deemed illiquid) in the currency in which the hedge is desired, the hedge may be obtained by purchasing or selling an option on a “surrogate” currency, i.e., a currency where there is tangible evidence of a direct correlation in the trading value of the two currencies.  A surrogate currency is a currency that can act, for hedging purposes, as a substitute for a particular currency because the surrogate currency’s exchange rate movements parallel that of the primary currency.  Surrogate currencies are used to hedge an illiquid currency risk, when no liquid hedge instruments exist in world currency markets for the primary currency.

A Portfolio uses foreign currency options separately or in combination to control currency volatility.  Among the strategies employed to control currency volatility is an option collar. An option collar involves the purchase of a put option and the simultaneous sale of call option on the same currency with the same expiration date but with different exercise (or “strike”) prices. Generally, the put option will have an out-of-the-money strike price, while the call option will have either an at-the-money strike price or an in-the-money strike price. Foreign currency options are derivative securities. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Portfolios to reduce foreign currency risk using such options.

As with other kinds of option transactions, writing options on foreign currency constitutes only a partial hedge, up to the amount of the premium received.  A Portfolio could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to the Portfolio’s position, the Portfolio may forfeit the entire amount of the premium plus related transaction costs.

Options on Swap Agreements

The Portfolios may enter into options on swap agreements (“swap options”).  A Portfolio expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date.  A Portfolio intends to use these transactions as hedges and not as speculative investments.

A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms.

Whether a Portfolio’s use of swap options will be successful in furthering its investment objective of total return will depend on the Sub-Adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Depending on the terms of the particular option agreement, a Portfolio will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When a Portfolio purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Portfolio writes a swap option, upon exercise of the option the Portfolio will become obligated according to the terms of the underlying agreement.

Passive Foreign Investment Companies (“PFICs”)

The Portfolios may invest in PFICs.  Some foreign countries limit or prohibit all direct foreign investment in the securities of their companies.  However, the governments of some countries have authorized the organization of investment funds to permit indirect foreign investment in such securities.  The Portfolios are subject to certain percentage limits under the 1940 Act and certain states relating to the purchase of securities of investment companies, and may be subject to the limitation that more than 10% of the value of the Portfolio’s assets may be invested in such securities.

Sovereign Debt

The Portfolios may invest in sovereign debt securities issued by governments of foreign countries.  The sovereign debt in which the Portfolios may invest may be rated below investment grade.  These securities usually offer higher yields than higher rated securities but also are subject to greater risk than higher rated securities.

Investment in sovereign debt involves a high degree of risk.  The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt.  A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities also may depend upon expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt.  Dividend and interest income from foreign securities may generally be subject to withholding taxes by the country in which the issuer is located and may not be recoverable by a Portfolio or its investors.

Sovereign debt issued or guaranteed by emerging market governmental entities, and corporate issuers in which a Portfolio may invest potentially involves a high degree of risk and may be deemed the equivalent in terms of quality to high risk, low rated securities (i.e., high-yield bonds) and subject to many of the same risks as such securities.  A Portfolio may have difficulty disposing of certain of these debt obligations because there may be a thin trading market for such securities. In the event a governmental issuer defaults on its obligations, the Portfolio may have limited legal recourse against the issuer or guarantor, if any.  Remedies must, in some cases, be pursued in the courts in the jurisdiction in which the defaulting party itself operates, and the ability of the holder of foreign government debt securities to obtain recourse may be subject to the political climate in the relevant country.

The issuers of the government debt securities in which a Portfolio may invest may experience substantial difficulties in servicing their external debt obligations, which may lead to defaults on certain obligations. In the event of default, holders of sovereign debt may be requested to participate in the rescheduling of sovereign debt and to extend further loans to governmental entities.  In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of foreign government debt obligations in the event of default under their commercial bank loan agreements.  Further, in the event of a default by a governmental entity, a Portfolio may have few or no effective legal remedies for collecting on such debt.

Stock Purchase Rights

The Portfolios may also invest in stock purchase rights.  Stock purchase rights are instruments, frequently distributed to an issuer’s shareholders as a dividend, that entitle the holder to purchase a specific number of shares of common stock on a specific date or during a specific period of time. The exercise price on the rights is normally at a discount from market value of the common stock at the time of distribution.  The rights do not carry with them the right to dividends or to vote and may or may not be transferable.  Stock purchase rights are frequently used outside of the United States as a means of raising additional capital from an issuer’s current shareholders.

As a result, an investment in warrants or stock purchase rights may be considered more speculative than certain other types of investments.  In addition, the value of a warrant or a stock purchase right does not necessarily change with the value of the underlying securities, and warrants and stock purchase rights expire worthless if they are not exercised on or prior to their expiration date.

OTHER INVESTMENT PRACTICES AND RISKS

Borrowing

Leveraging by means of borrowing will exaggerate the effect of any increase or decrease in the value of portfolio securities on a Portfolio’s net asset value; money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances), which may or may not exceed the income received from the securities purchased with borrowed funds. The use of borrowing tends to result in a faster than average movement, up or down, in the net asset value of the Portfolio’s shares. A Portfolio also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Reverse repurchase agreements will be included as borrowing.  Securities purchased on a when-issued or delayed delivery basis will not be subject to a Portfolio’s borrowing limitations to the extent that a Portfolio establishes and maintains liquid assets in a segregated account with the Trust’s custodian (or earmark liquid assets on its records) equal to the Portfolio’s obligations under the when-issued or delayed delivery arrangement.

Exchange-Traded Funds (“ETFs”)

An ETF is an investment company whose goal is to track or replicate a desired index, such as a sector, market or global segment.  ETFs are passively managed and traded similar to a publicly traded company.  Similarly, the risks and costs are similar to that of a publicly traded company.  The goal of an ETF is to correspond generally to the price and yield performance, before fees and expenses, of its underlying index.  The risk of not correlating to the index is an additional risk to the investors of ETFs.  Because ETFs trade on an exchange, they may not trade at net asset value.  Sometimes, the prices of ETFs may vary significantly from the net asset value of the ETF’s underlying indices.  Additionally, if the Portfolio elects to redeem its ETF shares rather than selling them in the secondary market, the Portfolio may receive the underlying securities which it would then have to sell in order to obtain cash.  Additionally, when a Portfolio invests in ETFs, shareholders of the Portfolio bear their proportionate share of the underlying ETF’s fees and expenses.

Foreign Currency Warrants

Foreign currency warrants such as Currency Exchange WarrantsSM (“CEWsSM”) are warrants that entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant.  Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese yen or the euro.  The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed).

Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised.  The expiration date of the warrants may be accelerated if the warrants should be de-listed from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining “time value” of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case the warrants were “out-of-the-money,” in a total loss of the purchase price of the warrants.  Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation (“OCC”). Unlike foreign currency options issued by OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The IPO price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.

Hard Asset Securities

The production and marketing of hard assets or global resources may be affected by actions and changes in governments. In addition, hard asset companies and securities of hard asset companies may be cyclical in nature. During periods of economic or financial instability, the securities of some hard asset companies may be subject to broad price fluctuations, reflecting volatility of energy and basic materials prices and possible instability of supply of various hard assets.  In addition, some hard asset companies may also be subject to the risks generally associated with extraction of natural resources, such as the risks of mining and oil drilling, and the risks of the hazards associated with natural resources, such as fire, drought, increased regulatory and environmental costs, and others. Securities of hard asset companies may also experience greater price fluctuations than the relevant hard asset.  In periods of rising hard asset prices, such securities may rise at a faster rate, and, conversely, in time of falling hard asset prices, such securities may suffer a greater price decline.

Holding Company Depositary Receipts (“HOLDRs”)

HOLDRs are trust-issued receipts that represent a Portfolio’s beneficial ownership of a specific group of stocks.  HOLDRs involve risks similar to the risks of investing in common stock.  For example, a Portfolio’s investments will decline in value if the underlying stocks decline in value.  Because HOLDRs are not subject to concentration limits, the relative weight of an individual stock may increase substantially, causing the HOLDRs to be less diverse and creating more risk.

Illiquid Securities

Generally, a security is considered illiquid if it cannot be disposed of within seven days.  Its illiquidity might prevent the sale of such a security at a time when a Sub-Adviser might wish to sell, and these securities could have the effect of decreasing the overall level of a Portfolio’s liquidity.  Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Portfolios to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that a Portfolio could realize upon disposition.  Because of the nature of these securities, a considerable period of time may elapse between a Portfolio’s decision to dispose of these securities and the time when a Portfolio is able to dispose of them, during which time the value of the securities could decline.  Securities that are not readily marketable will be valued in good faith pursuant to procedures adopted by the Board.

Initial Public Offerings (“IPOs”)

The Portfolios may, consistent with their investment policies, invest in IPOs.  IPOs occur when the company first offers its securities to the public. Although companies can be any age or size at the time of their IPO, they are often smaller and have a limited operating history, which involves a greater potential for the value of their securities to be impaired following the IPO. Investors in IPOs can be adversely affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. In addition, all of the factors that affect stock market performance may have a greater impact on the shares of IPO companies.

The price of a company’s securities may be highly unstable at the time of its IPO and for a period thereafter due to market psychology prevailing at the time of the IPO, the absence of a prior public market, the small number of shares available and limited availability of investor information. As a result of this or other factors, the Portfolios’ Adviser or Sub-Adviser might decide to sell an IPO security more quickly than it would otherwise, which may result in a significant gain or loss and greater transaction costs to the Portfolios. Any gains from shares held for 12 months or less will be treated as short-term gains, taxable as ordinary income to the Portfolios’ shareholders. In addition, IPO securities may be subject to varying patterns of trading volume and may, at times, be difficult to sell without an unfavorable impact on prevailing prices.

The effect of an IPO investment can have a magnified impact on the Portfolios’ performance when the Portfolios’ asset bases are small. Consequently, IPOs may constitute a significant portion of the Portfolios’ returns particularly when the Funds are small. Since the number of securities issued in an IPO is limited, it is likely that IPO securities will represent a smaller component of the Portfolios’ assets as it increases in size and, therefore, have a more limited effect on the Portfolios’ performance.

There can be no assurance that IPOs will continue to be available for the Portfolios to purchase. The number or quality of IPOs available for purchase by the Portfolios may vary, decrease or entirely disappear. In some cases, the Portfolios may not be able to purchase IPOs at the offering price, but may have to purchase the shares in the aftermarket at a price greatly exceeding the offering price, making it more difficult for the Portfolios to realize a profit.

Internet and Internet-Related Companies

Internet and Internet-related companies are generally subject to a rate of change in technology which is higher than other industries and often requires extensive and sustained investment in research and development.  As a result, Internet and Internet-related companies are exposed to the risk of rapid product obsolescence. Changes in governmental policies, such as telephone and cable regulations and anti-trust enforcement, and the need for regulatory approvals may have an adverse effect on the products, services and securities of Internet and Internet-related companies.  Internet and Internet-related companies may also produce or use products or services that prove commercially unsuccessful.  In addition, intense worldwide competitive pressures and changing demand, evolving industry standards, challenges in achieving product capability, loss of patent protection or proprietary rights, reduction or interruption in the supply of key components, changes in strategic alliances, frequent mergers or acquisitions or other factors can have a significant effect on the financial conditions of companies in these industries.  Competitive pressures in the Internet and Internet-related industries may affect negatively the financial condition of Internet and Internet-related companies.  Internet and Internet-related companies are also subject to the risk of service disruptions, and the risk of losses arising out of litigation related to these losses.  Many Internet companies have exceptionally high price-to earnings ratios with little or no earnings.

Risk Considerations Regarding the Internet Industry

Investors should carefully consider the risks of companies in the Internet industry and related industries when making an investment decision. The value of the Portfolio’s shares will fluctuate based upon risk factors affecting the Internet industry and related industries. Stocks of many Internet companies for which initial public offerings occurred between 1999 and 2001 recently have been trading below their initial offering price. Further, many Internet and Internet-related companies have incurred losses since their inception, may continue to incur losses for an extended period of firm and may never achieve profitability. Products developed by these companies may be commercially unsuccessful and subject to rapid obsolescence as the market in which many Internet companies compete is characterized by rapidly changing technology, evolving industry standards, frequent new service and product announcements, introductions and enhancements and changing customer demands. The failure of an Internet company to adapt to such changes could have a material adverse effect on the company’s business, results of operations and financial condition. In addition, the widespread adoption of new Internet, networking or telecommunications technologies or other technological changes could require substantial expenditures by an Internet company to modify or adapt its services or infrastructure, which could have a material adverse effect on an Internet company’s business, results of operations and financial condition.

iShares MSCI Index Shares

The Portfolios may also invest in iShares MSCI Index Shares (“iShares”) (formerly known as World Equity Benchmark Shares (“WEBS”). WEBS were a form of exchange-traded fund traded on the American Stock Exchange (“AMEX”).  They were re-named iShares MSCI Index Shares on March 15, 2000.  iShares track the performance of several international equity indices.  Each country index series invests in an optimized portfolio of common stocks based on that country’s Morgan Stanley Capital International benchmark country index.  The market prices of iShares are expected to fluctuate in accordance with both changes in the net asset value of their underlying indices and supply and demand of iShares on the AMEX.  To date, iShares have traded at relatively modest discounts and premiums to their net asset values.  However, iShares have a limited operating history and information is lacking regarding the actual performance and trading liquidity of iShares for extended periods or over complete market cycles.  In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of iShares will continue to be met or will remain unchanged.  In the event substantial market or other disruptions affecting iShares should occur in the future, the liquidity and value of the Portfolio’s shares could also be substantially and adversely affected.  If such disruptions were to occur, the Portfolio could be required to reconsider the use of iShares as part of its investment strategy.  (See, “Exchange Traded Funds”).

Lending Portfolio Securities

For the purpose of realizing additional income, the Portfolios may make secured loans of portfolio securities up to 30% or 33 1/3% of its total assets (excluding debt securities and repurchase agreements for which this limitation does not apply).  Securities loans are made to banks, brokers and other financial institutions pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent marked to market on a daily basis. The collateral received will consist of cash, U.S. government securities, letters of credit or such other collateral as may be permitted under the Portfolio’s investment program.  While the securities are being lent, the Portfolio will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower.  The Portfolio has a right to call each loan and obtain the securities on five business days’ notice or, in connection with securities trading on foreign markets, within such longer period of time which coincides with the normal settlement period for purchases and sales of such securities in such foreign markets.  The Portfolio will not have the right to vote securities while they are being lent, but it will call a loan in anticipation of any important vote.  The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral in the event the value of the collateral decreased below the value of the securities loaned or of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially.  Loans will not be made unless, in the judgment of the Sub-Adviser, the consideration to be earned from such loans would justify the risk.

Master Limited Partnerships (“MLPs”)

The Portfolios may invest in MLPs. Certain companies are organized as MLPs in which ownership interests are publicly traded. MLPs often own several properties or businesses (or directly own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects. Generally, a MLP is operated under the supervision of one or more managing general partners. Limited partners (like a Fund that invests in a MLP) are not involved in the day-to-day management of the partnership. They are allocated income and capital gains associated with the partnership project in accordance with the terms established in the partnership agreement. The risks of investing in a MLP are generally those inherent in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be less protections afforded investors in a MLP than investors in a corporation. Additional risks involved with investing in a MLP are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate or oil and gas industries.

Other Investment Companies

The Portfolios may invest in shares issued by other investment companies to the extent permitted by the 1940 Act and the rules and regulations thereunder.  International Growth Opportunities Portfolio may also make indirect foreign investments through other investment companies that have comparable investment objectives and policies.  T. Rowe Price Equity Income, T. Rowe Price Capital Appreciation and T. Rowe Price Personal Strategy Growth may, however, invest in shares of the T. Rowe Price Reserve Investment and Government Reserve Investment Funds and Janus Contrarian may invest in shares of Janus’ Money Market Funds, each pursuant to the receipt of an SEC exemptive order.

An investment company is a company engaged in the business of pooling investors’ money and trading in securities for them.  Examples include face-amount certificate companies, unit investment trusts and management companies.  When a Portfolio invests in other investment companies, shareholders of the Portfolio bear their proportionate share of the underlying investment companies’ fees and expenses.

Performance Indexed Paper

Performance indexed paper is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements.  The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

Principal Exchange Rate Linked Securities

Principal exchange rate linked securities are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time.  The return on “standard” principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; “reverse” principal exchange rate linked securities are like the “standard” securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency.  Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). Principal exchange rate linked securities may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

Real Estate Investment Trusts (“REITs”)

REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs.  Equity REITs invest most of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest most of their assets in real estate mortgages and derive income from interest payments. Like investment companies, REITs are not taxed on income distributed to shareholders if they comply with several requirements of the Code.  A Portfolio will indirectly bear its proportionate share of any expenses (such as operating expenses and advisory fees) paid by REITs in which it invests in addition to the expenses paid by the Portfolio.

Risks Associated with the Real Estate Industry

Although a Portfolio that invests in REITs does not invest directly in real estate, it does invest primarily in real estate equity securities and may concentrate its investments in the real estate industry, and, therefore, an investment in the Portfolio may be subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others:

•              possible declines in the value of real estate;

•              adverse general or local economic conditions;

•              possible lack of availability of mortgage funds;

•              overbuilding;

•              extended vacancies of properties;

•              increases in competition, property taxes and operating expenses;

•              changes in zoning or applicable tax law;

•              costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems;

•              casualty or condemnation losses;

•              uninsured damages from floods, earthquakes or other natural disasters;

•              limitations on and variations in rents; and

•              unfavorable changes in interest rates.

In addition to the risks discussed above, REITs may be affected by any changes in the value of the underlying property owned by the trusts or by the quality of any credit extended.  REITs are dependent upon management skill, are not diversified, and are therefore subject to the risk of financing single or a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation, and the possibility of failing to qualify for special tax treatment under Subchapter M of the Code and to maintain an exemption under the 1940 Act.  Finally, certain REITs may be self-liquidating in that a specific term of existence is provided for in the trust document and such REITs run the risk of liquidating at an economically inopportune time.

Repurchase Agreements

The Portfolios may invest in repurchase agreements.  The term of such an agreement is generally quite short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery.  The resale price is in excess of the purchase price by an amount, which reflects an agreed-upon market rate of return, effective for the period of time the Portfolio is invested in the security.  This results in a fixed rate of return protected from market fluctuations during the period of the agreement.  This rate is not tied to the coupon rate on the security subject to the repurchase agreement.

The Sub-Adviser monitors the value of the underlying securities held as collateral at the time the repurchase agreement is entered into and at all times during the term of the agreement to ensure that their value always equals or exceeds the agreed-upon repurchase price to be paid to the Portfolio.  The Sub-Adviser, in accordance with procedures established by the Board, also evaluates the creditworthiness and financial responsibility of the banks and brokers or dealers with which the Portfolio enters into repurchase agreements.

A Portfolio may engage in repurchase transactions in accordance with guidelines approved by the Board which include monitoring the creditworthiness of the parties with which a Portfolio engages in repurchase transactions, obtaining collateral at least equal in value to the repurchase obligation, and marking the collateral to market on a daily basis.

A Portfolio may not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreements, together with any other securities that are not readily marketable, would exceed thtat Portfolio’s limitation of 15% of the net assets of the Portfolio on investing in illiquid securities.  If the seller should become bankrupt or default on its obligations to repurchase the securities, a Portfolio may experience delay or difficulties in exercising its rights to the securities held as collateral and might incur a loss if the value of the securities should decline.  A Portfolio also might incur disposition costs in connection with liquidating the securities.

Restricted Securities

Each Portfolio may also purchase securities that are not registered under the 1933 Act (“restricted securities”), including those that can be offered and sold to “qualified institutional buyers” under Rule 144A under the 1933 Act (“Rule 144A securities”). The Board, based upon information and recommendations provided by the Sub-Adviser, confirms that a specific Rule 144A security is liquid and thus not subject to the limitation on investing in illiquid investments. The Board has adopted guidelines and has delegated to the Sub-Adviser the daily function of determining and monitoring the liquidity of Rule 144A securities.  The Board, however, has retained sufficient oversight and is ultimately responsible for the determinations.  This investment practice could have the effect of decreasing the level of liquidity in a Portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities held in the investment Portfolio.  Subject to the limitation on investments in illiquid investments and subject to the diversification requirements of the Code, the Portfolios may also invest in restricted securities that may not be sold under Rule 144A, which presents certain liquidity risks. Liquidity risks involve the Portfolios’ inabilities to dispose of the securities in a timely manner or at favorable prices due to a limited number of Qualified Institutional Buyers (“QIBs”).  Some Rule 144A securities have registration rights attached when they are initially issued and thus, can be registered with either the SEC or the appropriate state(s).  Once the issuer registers the security, it can be traded freely without any legal constrains.  Other Rule 144A securities do not have registration rights attached when first issued.  As such, these securities can only be bought from and sold to QIBs.  Nonetheless, a small market exists for trading Rule 144A securities.  The Portfolio may not be able to sell these securities when the Sub-Adviser wishes to do so, or might have to sell them at less than fair value. In addition, market quotations are less readily available. Therefore, judgment may at times play a greater role in valuing these securities than in the case of unrestricted securities.

Reverse Repurchase Agreements

A reverse repurchase agreement involves the sale of a security by the Portfolio and its agreement to repurchase the instrument at a specified time and price.  A Portfolio will use the proceeds of a reverse repurchase agreement to purchase other money market instruments which either mature at a date simultaneous with or prior to the expiration of the reverse repurchase agreement or which are held under an agreement to resell maturing as of that time.  A Portfolio typically will segregate assets determined to be liquid by the Sub-Adviser to cover its obligations under reverse repurchase agreements.  Under the 1940 Act, reverse repurchase agreements for which assets are not segregated are described above and may be considered to be borrowings by the seller; accordingly, a Portfolio will limit its investments in uncovered reverse repurchase agreements consistent with the borrowing limits applicable to the Portfolio.  (See “Borrowing” for further information on these limits.)  The use of reverse repurchase agreements by a Portfolio creates leverage, which increases a Portfolio’s investment risk.  If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the cost of the agreements, the Portfolio’s earnings or net asset value will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or net asset value would decline faster than otherwise would be the case.

Risk Arbitrage Securities and Distressed Companies

A merger, tender or exchange offer, or other corporate restructuring proposed at the time a portfolio invests in risk arbitrage securities may not be completed on the terms or within the time frame contemplated, resulting in losses to the Portfolio. Debt obligations of distressed companies typically are unrated, lower rated, in default, or close to default. Also, securities of distressed companies are generally more likely to become worthless than the securities of more financially stable companies.

Short Sales

A short sale is a transaction in which the Portfolio sells a security it does not own in anticipation of a decline in market price.  A Portfolio may make short sales to offset a potential decline in a long position or a group of long positions, or if the Sub-Adviser believes that a decline in the price of a particular security or group of securities is likely.

The Portfolio’s obligation to replace the security borrowed in connection with the short sale will be secured by collateral deposited with a broker, consisting of cash or securities acceptable to the broker.  A Portfolio is not required to liquidate an existing short sale position solely because a change in market values has caused one or more of these percentage limitations to be exceeded.

Short Sales “Against the Box”

A short sale “against the box” is a short sale where, at the time of the short sale, the Portfolio owns or has the immediate and unconditional right, at no added cost, to obtain the identical security.  A Portfolio would enter into such a transaction to defer a gain or loss for federal income tax purposes on the security owned by the Portfolio.  Short sales against the box are not subject to the percentage limitations on short sales described in the Prospectus.

Small Companies

The Portfolios may invest in small companies, some of which may be unseasoned. Such companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group. While the markets in securities of such companies have grown rapidly in recent years, such securities may trade less frequently and in smaller volume than more widely held securities. The values of these securities may fluctuate more sharply than those of other securities, and a Portfolio may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in such securities than in the case of larger companies and it may take a longer period of time for the prices of such securities to reflect the full value of their issuers’ underlying earnings potential or assets.

Some securities of smaller issuers may be restricted as to resale or may otherwise be highly illiquid.  The ability of a Portfolio to dispose of such securities may be greatly limited, and a Portfolio may have to continue to hold such securities during periods when the Sub-Adviser would otherwise have sold the security.  It is possible that the Sub-Adviser or its affiliates or clients may hold securities issued by the same issuers, and may in some cases have acquired the securities at different times, on more favorable terms, or at more favorable prices, than a Portfolio which it manages.

Standard & Poor’s Depositary Receipts

The Portfolios may, consistent with their investment policies, purchase Standard & Poor’s Depositary Receipts (“SPDRs”). SPDRs are securities traded on the AMEX that represent ownership in the SPDR Trust, a trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the S&P 500® Composite  Stock Price Index.  The SPDR Trust is sponsored by a subsidiary of the AMEX. SPDRs may be used for several reasons, including, but not limited to, facilitating the handling of cash flows or trading, or reducing transaction costs.  The price movement of SPDRs may not perfectly parallel the price action of the S&P 500® Composite Stock Price Index.

Strategic Transactions

Subject to the investment limitations and restrictions for each of the Portfolios as stated elsewhere in this SAI, certain of the Portfolios may, but are not required to, utilize various investment strategies as described in this SAI to hedge various market risks, to manage the effective maturity or duration of fixed-income securities, or to seek potentially higher returns.  Utilizing these investment strategies, the Portfolio may purchase and sell, to the extent not otherwise limited or restricted for such Portfolios, exchange-listed and over-the-counter put and call on securities, equity and fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called “Strategic Transactions”).

Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Portfolios resulting from securities markets or currency exchange rate fluctuations, to protect the Portfolio’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities.  Some Strategic Transactions may also be used to seek potentially higher returns, although all investments will be made in accordance with any limitations imposed by the CFTC.  Any or all of these investment techniques may be used at any time, as use of any Strategic Transaction is a function of numerous variables including market conditions.  The ability of the Portfolio to utilize these Strategic Transactions successfully will depend on the Sub-Adviser’s ability to predict, which cannot be assured, pertinent market movements.  The Portfolio will comply with applicable regulatory requirements when utilizing Strategic Transactions. Strategic Transactions involving financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management or Portfolio management purposes.

Special Situations Companies

A special situation arises when, in the opinion of the Sub-Adviser, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development applicable to that company, and regardless of general business conditions or movements of the market as a whole.  Developments creating special situations might include, among others: liquidations, reorganizations, recapitalizations, mergers, material litigation, technical breakthroughs, and new management or management policies.  Investments in unseasoned companies and special situations often involve much greater risk than is inherent in ordinary investment securities.

Temporary Defensive Investments

For temporary and defensive purposes, each Portfolio may invest up to 100% of its total assets in investment grade fixed-income securities (including short-term U.S. government securities, investment grade debt-instruments, money market instruments, including negotiable certificates of deposit, non-negotiable fixed time deposits, bankers’ acceptances, commercial paper and floating rate notes), preferred stocks and repurchase agreements.  PIMCO Global Advantage Bond, PIMCO High Yield and PIMCO Total Return Bond may hold an unlimited amount of such investments consistent with its objectives.  Under normal circumstances, each Portfolio may also hold significant amounts of its assets in cash, subject to the applicable percentage limitations for short-term securities.

Unless otherwise stated, all percentage limitations on portfolio investments listed in the Prospectuses and this SAI will apply at the time of investment.  A Portfolio would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as result of an investment.

Unseasoned Companies

The Portfolios may invest in companies (including predecessors) which have been in operation for less than three years.  The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case.  In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

INVESTMENT RESTRICTIONS

FUNDAMENTAL INVESTMENT RESTRICTIONS

The following investment restrictions are considered fundamental, which means they may be changed only with the approval of the holders of a majority of a Portfolio’s outstanding voting securities of that Portfolio, defined by the 1940 Act as the lesser of: (i) 67% or more of that Portfolio’s voting securities present at a shareholders’ meeting if the holders of more than 50% of that Portfolio’s outstanding voting securities are present in person or by proxy, or (ii) more than 50% of that Portfolio’s outstanding voting securities. Certain Portfolios have adopted non-fundamental investment policies to invest the assets of a Portfolio in securities that are consistent with the Portfolio’s name. The investment objectives and all other investment policies or practices of the Portfolios are considered by the Trust to be non-fundamental and accordingly may be changed without shareholder approval.  All percentage limitations set forth below apply immediately after a purchase or initial investment, and any subsequent changes in any applicable percentage resulting from market fluctuations will not require elimination of any security from a Portfolio.

AllianceBernstein Mid Cap Growth

As a matter of fundamental policy, the Portfolio may not:

1.                                       issue any class of securities which is senior to the Portfolio shares of beneficial interest, except that the Portfolio may borrow money to the extent contemplated by Restriction 3 below;

2.                                       purchase securities on margin (but a Portfolio may obtain such short-term credits as may be necessary for the clearance of transactions). (Margin payments or other arrangements in connection with transactions in short sales, futures contracts, options, and other financial instruments are not considered to constitute the purchase of securities on margin for this purpose);

3.                                       borrow more than one-third of the value of its total assets less all liabilities and indebtedness (other than such borrowings) not represented by senior securities;

4.                                       underwrite securities of any other company, although it may invest in companies that engage in such businesses if it does so in accordance with policies established by the Board, and except to the extent that the Portfolio may be considered an underwriter within the meaning of the 1933 Act, as amended, in the disposition of restricted securities;

5.                                       as to 75% of the Portfolio total assets, purchase any security (other than obligations of the U.S. government, its agencies or instrumentalities) if as a result: (i) more than 5% of the Portfolio total assets (taken at current value) would then be invested in securities of a single issuer, or (ii) more than 25% of the Portfolio total assets (taken at current value) would be invested in a single industry;

6.                                       invest in securities of any issuer if any officer or Trustee of the Trust or any officer or director of the Sub-Adviser owns more than ½ of 1% of the outstanding securities of such issuer, and such officers, Trustees and directors who own more than ½ of 1% own in the aggregate more than 5% of the outstanding securities of such issuer; and

7.                                       make loans to other persons, except loans of portfolio securities and except to the extent that the purchase of debt obligations in accordance with its investment objectives and policies or entry into repurchase agreements may be deemed to be loans.

Artio Foreign, BlackRock Large Cap Growth, BlackRock Large Cap Value, International Growth Opportunities, JPMorgan Small Cap Core Equity, Van Kampen Capital Growth and Van Kampen Global Franchise

As a matter of fundamental policy, each Portfolio may not:

1.                                       with respect to 75% of each Portfolio’s total assets (50% of JPMorgan Small Cap Core Equity and Van Kampen Global Franchise Portfolios’ total assets), purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the Portfolio’s total assets would be invested in the securities of that issuer, or (b) a Portfolio would hold more than 10% of the outstanding voting securities of that issuer;

2.                                       issue senior securities, except as permitted under the 1940 Act;

3.                                       borrow money, except that (a) the Portfolio may borrow from banks (as defined in the 1940 Act) or through reverse repurchase agreements in amounts up to 33 1/3% of its total assets (including the amount borrowed), and (b) the Portfolio may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes. Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.  In addition, the Van Kampen Global Franchise and Van Kampen Capital Growth Portfolios may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, purchase securities on margin to the extent permitted by applicable law, and engage in transactions in mortgage dollar rolls which are accounted for as financings;

4.                                       underwrite securities issued by others, except to the extent that the Portfolio may be considered an underwriter within the meaning of the 1933 Act in the disposition of restricted securities or in connection with investments in other investment companies;

5.                                       purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or securities of other investment companies), if, as a result, more than 25% of the Portfolio’s total assets would be invested in companies whose principal business activities are in the same industry;

6.                                       purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this will not prevent the Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

7.                                       purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); and

8.                                       lend any security or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

Van Kampen Global Franchise Portfolio is a non-diversified fund.  The Portfolio is not limited by the 1940 Act in the proportion of assets that it may invest in the obligations of a single issuer.  The investment of a large percentage of the Portfolio’s assets in the securities of a small number of issuers may cause the Portfolio’s share price to fluctuate more than that of a diversified investment company.

BlackRock Inflation Protected Bond

As a matter of fundamental policy, the Portfolio may not:

1.                                       purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions; and (b) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Portfolio;

2.                                       borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations thereunder and any exemptive relief obtained by the Portfolio;

3.                                       make loans, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations and any exemptive relief obtained by the Portfolio.  For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring debt securities are not deemed to be making of loans;

4.                                       underwrite any issue of securities within the meaning of the 1933 Act except when it might technically be deemed to be an underwriter either: (a) in connection with the disposition of a portfolio security; or (b) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Portfolio’s ability to invest in securities issued by other registered management investment companies;

5.                                       purchase or sell real estate, except that the Portfolio may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, or (iv) hold and sell real estate acquired by the Portfolio as a result of the ownership of securities;

6.                                       issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Portfolio; or

7.                                       purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities). This limitation does not apply to foreign currency transactions, including, without limitation, forward currency contracts.

BlackRock Inflation Protected Bond Portfolio is a non-diversified fund.  The Portfolio is not limited by the 1940 Act in the proportion of assets that it may invest in the obligations of a single issuer.  The investment of a large percentage of the Portfolio’s assets in the securities of a small number of issuers may cause the Portfolio’s share price to fluctuate more than that of a diversified investment company.

Clarion Global Real Estate

As a matter of fundamental policy, the Portfolio may not:

1.                                       purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions; (b) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Portfolio and (c) the Portfolio will invest more than 25% of its total assets in the real estate industry;

2.                                       borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations thereunder and any exemptive relief obtained by the Portfolio;

3.                                       make loans, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations and any exemptive relief obtained by the Portfolio.  For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring debt securities are not deemed to be making of loans;

4.                                       underwrite any issue of securities within the meaning of the 1933 Act except when it might technically be deemed to be an underwriter either: (a) in connection with the disposition of a portfolio security; or (b) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Portfolio’s ability to invest in securities issued by other registered management investment companies;

5.                                       purchase or sell real estate, except that the Portfolio may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, or (iv) hold and sell real estate acquired by the Portfolio as a result of the ownership of securities;

6.                                       issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any  exemptive relief obtained by the Portfolio; or

7.                                       purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments (but  this shall not prevent the Portfolio from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities). This limitation does not apply to foreign currency transactions, including, without limitation, forward currency contracts.

Clarion Global Real Estate Portfolio is a non-diversified fund.  The Portfolio is not limited by the 1940 Act in the proportion of assets that it may invest in the obligations of a single issuer.  The investment of a large percentage of the Portfolio’s assets in the securities of a small number of issuers may cause the Portfolio’s share price to fluctuate more than that of a diversified investment company.

Clarion Global Real Estate Portfolio will only purchase fixed-income securities that are rated investment grade, i.e., rated at least BBB by S&P or Baa by Moody’s, or have an equivalent rating from another Nationally Recognized Statistical Rating Organization (“NRSRO”), or if unrated, are determined to be of comparable quality by the Sub-Adviser.  Money market securities, certificates of deposit, banker’s acceptance and commercial paper purchased by the Portfolio must be rated in one of the two top rating categories by an NRSRO or, if not rated, determined to be of comparable quality by the Portfolio’s Sub-Adviser.

Clarion Real Estate, Global Resources, Limited Maturity Bond, Liquid Assets, T. Rowe Price Capital Appreciation, T. Rowe Price Equity Income, Templeton Global Growth and Van Kampen Growth and Income

As a matter of fundamental policy, each Portfolio may not:

1.                                       invest in a security if, with respect to 75% of its total assets, more than 5% of the total assets (taken at market value at the time of such investment) would be invested in the securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, except that this restriction does not apply to Clarion Real Estate or Global Resources;

2.                                       invest in a security if, with respect to 75% of its assets, it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any one issuer, except securities issued or guaranteed by the U.S. government, or its agencies or instrumentalities, except that restriction does not apply to Clarion Real Estate or Global Resources;

3.                                       invest in a security if more than 25% of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply: (a) to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (or repurchase agreements with respect thereto), (b) with respect to Liquid Assets, to securities or obligations issued by U.S. banks, (c) with respect to Templeton Global Growth to securities issued or guaranteed by foreign governments or any political subdivisions thereof, authorities, agencies, or instrumentalities (or repurchase agreements with respect thereto); and (d) to the Clarion Real Estate, which will normally invest more than 25% of its total assets in securities of issuers in the real estate industry and related industries, or to the Global Resources, which will normally invest more than 25% of its total assets in the group of industries engaged in hard assets activities, provided that such concentration for these two Portfolios is permitted under tax law requirements for regulated investment companies that are investment vehicles for variable contracts;

4.                                       purchase or sell real estate, except that a Portfolio may invest in securities secured by real estate or real estate interests or issued by companies in the real estate industry or which invest in real estate or real estate interests;

5.                                       purchase securities on margin (except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities), except a Portfolio engaged in transactions in options, futures, and options on futures may make margin deposits in connection with those transactions, except that effecting short sales will be deemed not to constitute a margin purchase for purposes of this restriction, and except that Global Resources may, consistent with its investment objective and subject to the restrictions described in the Prospectus and in the SAI, purchase securities on margin;

6.            lend any funds or other assets, except that a Portfolio may, consistent with its investment objective and policies:

a.                                       invest in debt obligations, even though the purchase of such obligations may be deemed to be the making of loans;

b.                                      enter into repurchase agreements; and

c.                                       lend its portfolio securities in accordance with applicable guidelines established by the SEC and any guidelines established by the Board;

7.                                       issue senior securities, except insofar as a Portfolio may be deemed to have issued a senior security by reason of borrowing money in accordance with that Portfolio’s borrowing policies, and except, for purposes of this investment restriction, collateral or escrow arrangements with respect to the making of short sales, purchase or sale of futures contracts or related options, purchase or sale of forward currency contracts, writing of stock options, and collateral arrangements with respect to margin or other deposits respecting futures contracts, related options, and forward currency contracts are not deemed to be an issuance of a senior security;

8.                                       act as an underwriter of securities of other issuers, except, when in connection with the disposition of portfolio securities, a Portfolio may be deemed to be an underwriter under the federal securities laws;

9.                                       with respect to Clarion Real Estate, Limited Maturity Bond, Liquid Assets, T. Rowe Price Capital Appreciation and T. Rowe Price Equity Income, make short sales of securities, except short sales against the box;

10.                                 borrow money or pledge, mortgage, or hypothecate its assets, except that a Portfolio may: (a) borrow from banks, but only if immediately after each borrowing and continuing thereafter there is asset coverage of 300%; and (b) enter into reverse repurchase agreements and transactions in options, futures, options on futures, and forward currency contracts as described in the Prospectus and in the SAI.  (The deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a “when-issued” or delayed delivery basis and collateral arrangements with respect to initial or variation margin and other deposits for futures contracts, options on futures contracts, and forward currency contracts will not be deemed to be pledges of a Portfolio’s assets);

11.                                 with respect to the Clarion Real Estate, Global Resources, Limited Maturity Bond, Liquid Assets, T. Rowe Price Capital Appreciation and T. Rowe Price Equity Income, invest in securities that are illiquid because they are subject to legal or contractual restrictions on resale, in repurchase agreements maturing in more than seven days, or other securities which in the determination of the Sub-Adviser are illiquid if, as a result of such investment, more than 10% of the total assets of the Portfolio, or, for Templeton Global Growth and Van Kampen Growth and Income, more than 15% of the total assets of the Portfolio (taken at market value at the time of such  investment), would be invested in such securities;

12.                                 purchase or sell commodities or commodities contracts (which, for the purpose of this restriction, shall not include foreign currency or forward foreign currency contracts), except:

•                                          any Portfolio may engage in interest rate futures contracts, stock index futures contracts, futures contracts based on other financial instruments, and on options on such futures contracts;

•                                          T. Rowe Price Equity Income may engage in futures contracts on gold; and

•                                          this restriction shall not apply to Global Resources and Templeton Global Growth.

13.                                 with respect to all Portfolios except Templeton Global Growth, invest in puts, calls, straddles, spreads, or any combination thereof, provided that this restriction does not apply to puts that are a feature of variable or floating rate securities or to puts that are a feature of other corporate debt securities, and except that any Portfolio may engage in transactions in options, futures contracts, and options on futures.

Clarion Global Real Estate and Global Resources Portfolios are non-diversified funds.  The Portfolios are not limited by the 1940 Act in the proportion of assets that they may invest in the obligations of a single issuer.  The investment of a large percentage of the Portfolios’ assets in the securities of a small number of issuers may cause the Portfolios’ share price to fluctuate more than that of a diversified investment company.

Disciplined Small Cap Value

As a matter of fundamental policy, the Portfolio may not:

1.                                       purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions; and (b) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Portfolio;

2.                                       purchase securities of any issuer if, as a result, with respect to 75% of the Portfolio’s total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Portfolio’s ownership would be more than 10% of the outstanding voting securities of any issuer, provided that this restriction does not limit the Portfolio’s investments in securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, or investments in securities of other investment companies;

3.                                       borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations thereunder and any exemptive relief obtained by the Portfolio;

4.                                       make loans, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations and any exemptive relief obtained by the Portfolio.  For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring debt securities are not deemed to be making of loans;

5.                                       underwrite any issue of securities within the meaning of the 1933 Act except when it might technically be deemed to be an underwriter either: (a) in connection with the disposition of a portfolio security; or (b) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Portfolio’s ability to invest in securities issued by other registered management investment companies;

6.                                       purchase or sell real estate, except that the Portfolio may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, or (iv) hold and sell real estate acquired by the Portfolio as a result of the ownership of securities;

7.                                       issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Portfolio;  or

8.                                       purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities). This limitation does not apply to foreign currency transactions, including, without limitation, forward currency contracts.

Evergreen Health Sciences

As a matter of fundamental policy, the Portfolio may not:

1.                                       issue any senior security, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Among other things, this would permit the Portfolio to: (i) enter into commitments to purchase securities in accordance with a Portfolio’s investment program, including, without limitation, reverse repurchase agreements, delayed delivery securities and when-issued securities, to the extent permitted by its investment program and other restrictions; (ii) engage in short sales of securities to the extent permitted in its investment program and other restrictions; and (iii) purchase or sell futures contracts and related options to the extent permitted by its investment program and other restrictions;

2.                                       borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

3.                                       act as an underwriter of securities within the meaning of the 1933 Act, except as permitted under the 1933 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.  Among other things, to the extent that the Portfolio may be deemed to be an underwriter within the meaning of the 1933 Act, this would permit the Portfolio to act as an underwriter of securities in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment objective, investment policies and investment program;

4.                                       purchase or sell real estate or any interests therein, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Notwithstanding this limitation, the Portfolio may, among other things: (i) acquire or lease office space for its own use; (ii) invest in securities of issuers that invest in real estate or interests therein; (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; or (iv) hold and sell real estate acquired by the Portfolio as a result of the ownership of securities;

5.                                       purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

6.                                       make loans, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Notwithstanding this limitation, the Portfolio may, among other things: (i) enter into repurchase agreements; (ii) lend portfolio securities; and (iii) acquire debt securities without being deemed to be making a loan;

7.                                       make any investment that is inconsistent with its classification as a non-diversified investment company as that term is defined in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time; and

8.                                       “concentrate” its investments in a particular industry, except that the Portfolio may invest more than 25% of its assets in securities issued by companies principally engaged in the healthcare industry, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time, provided that, without limiting the generality of the foregoing: (a) this limitation will not apply to the Portfolio’s investments in: (i) securities of other investment companies; (ii) securities issued or guaranteed as to principal and/or interest by the U.S. government, its agencies or instrumentalities; or (iii) repurchase agreements (collateralized by the instruments described in clause (ii)), (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to the financing activities of the parents; and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

In addition, if the Portfolio’s holdings of illiquid securities exceeds 15% because of changes in the value of the Portfolio’s investments, the Portfolio will take action to reduce its holdings of illiquid securities within a time frame deemed to be in the best interest of the Portfolio. Otherwise, the Portfolio may continue to hold a security even though it causes the Portfolio to exceed a percentage limitation because of fluctuation in the value of the Portfolio’s assets.

Evergreen Health Sciences Portfolio is a non-diversified fund.  The Portfolio is not limited by the 1940 Act in the proportion of assets that it may invest in the obligations of a single issuer.  The investment of a large percentage of the Portfolio’s assets in the securities of a small number of issuers may cause the Portfolio’s share price to fluctuate more than that of a diversified investment company.

Evergreen Omega

As a matter of fundamental policy, the Portfolio may not:

1.                                       issue any senior security, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Among other things, this would permit the Portfolio to: (i) enter into commitments to purchase securities in accordance with a Portfolio’s investment program, including, without limitation, reverse repurchase agreements, delayed delivery securities and when-issued securities, to the extent permitted by its investment program and other restrictions; (ii) engage in short sales of securities to the extent permitted in its investment program and other restrictions; and (iii) purchase or sell futures contracts and related options to the extent permitted by its investment program and other restrictions;

2.                                       borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

3.                                       act as an underwriter of securities within the meaning of the 1933 Act, except as permitted under the 1933 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.  Among other things, to the extent that the Portfolio may be deemed to be an underwriter within the meaning of the 1933 Act, this would permit a Portfolio to act as an underwriter of securities in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment objective, investment policies and investment program;

4.                                       purchase or sell real estate or any interests therein, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.  Notwithstanding this limitation, the Portfolio may, among other things: (i) acquire or lease office space for its own use; (ii) invest in securities of issuers that invest in real estate or interests therein; (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; or (iv) hold and sell real estate acquired by the Portfolio as a result of the ownership of securities;

5.                                       purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

6.                                       make loans, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Notwithstanding this limitation, the Portfolio may, among other things: (i) enter into repurchase agreements, (ii) lend portfolio securities; and (iii) acquire debt securities without being deemed to be making a loan;

7.                                       be a “diversified company” as that term is defined in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time; and

8.                                       “concentrate” its investments in a particular industry except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time, provided that, without limiting the generality of the foregoing: (a) this limitation will not apply to a Portfolio’s investments in: (i) securities of other investment companies; (ii) securities issued or guaranteed as to principal and/or interest by the U.S. government, its agencies or instrumentalities, or (iii) repurchase agreements (collateralized by the instruments described in clause (ii)); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to the financing activities of the parents, and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

In addition, if the Portfolio’s holdings of illiquid securities exceeds 15% because of changes in the value of the Portfolio’s investments, the Portfolio will take action to reduce its holdings of illiquid securities within a time frame deemed to be in the best interest of the Portfolio. Otherwise, the Portfolio may continue to hold a security even though it causes the Portfolio to exceed a percentage limitation because of fluctuation in the value of the Portfolio’s assets.

FMRSM Diversified Mid Cap, Growth and Income Portfolio II and Janus Contrarian

As a matter of fundamental policy, each Portfolio may not:

1.                                       with respect to 75% of each Portfolio’s total assets (50% of Janus Contrarian’s total assets), purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Portfolio’s total assets would be invested in the securities of that issuer, or (b) a Portfolio would hold more than 10% of the outstanding voting securities of that issuer;

2.                                       issue senior securities, except as permitted under the 1940 Act;

3.                                       borrow money, except that the Portfolio may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings).  Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

4.                                       underwrite securities issued by others, except to the extent that the Portfolio may be considered an underwriter within the meaning of the 1933 Act in the disposition of restricted securities or in connection with investments in other investment companies;

5.                                       purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or securities of other investment companies), if, as a result, more than 25% of the Portfolio’s total assets would be invested in companies whose principal business activities are in the same industry;

6.                                       purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this will not prevent the Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

7.                                       purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); and

8.                                       lend any security or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

Janus Contrarian Portfolio is a non-diversified fund.  The Portfolio is not limited by the 1940 Act in the proportion of assets that it may invest in the obligations of a single issuer.  The investment of a large percentage of the Portfolio’s assets in the securities of a small number of issuers may cause the Portfolio’s share price to fluctuate more than that of a diversified investment company.

Focus 5

As a matter of fundamental policy, the Portfolio may not:

1.                                       purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business in the same industry, provided that:  (a) there is no limitation with respect ot obligations issued or guaranteed by the U.S. government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions; and (b)

notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies ot the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Portfolio;

2.                                       purchase securities of any issuer if, as a result, with respect to 75% of the Portfolio’s total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Portfoilo’s ownership would be more than 10% of the outstanding voting securities of any issuer, provided that this restriction does not limit the Portfolio’s investments in securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, or investments in securities of other investment companies;

3.                                       borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations thereunder and any exemptive relief obtained by the Portfolio;

4.                                       make loans, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations and any exemptive relief obtained by the Portfolio.  For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring debt securities are not deemed to be making of loans;

5.                                       underwrite any issue of securties within the meaning of the 1933 Act except when it might technically be deemed to be an underwriter either:  (a) in connection with the disposition of a portfolio security; or (b) in connection with the purchase of securities directly from the issuer thereof in accordance with the investment objective.  This restriction shall not limit the Portfolio’s ability to invest in securities issued by other registered management investment companies;

6.                                       purchase or sell real estate, except that the Portfolio may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in mortgage-related securities and other securties that are secured by real estate or interests therein, or (iv) hold and sell real estate acquired by the Portfolio as a result of the ownership of securities;

7.                                       issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Portfolio; or

8.                                       purchased or sell physical commodities, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).  This limitation does not apply to foreign currency transactions, including, without limitation, forward currency contracts.

If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of the Portfolio’s investment will not constitute a violation of such limiatation, except that any borrowing by the Portfolio that exceeds the fundamental investment limitations state above must be reduced to meet such limitations within the period required by the 1940 Act (currently three days).  Otherwise, the Portfolio may continue to hold a security even though it causes the Portfolio to exceed a percentage limitation because of fluctuation in the value of the Portfolio’s assets.

Franklin Income

As a matter of fundamental policy, the Portfolio may not:

1.                                       purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state or territory of theUnited States, or any of their agencies, instrumentalities or political subdivisions; and (b) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Portfolio;

2.                                       purchase securities of any issuer if, as a result, with respect to 75% of the Portfolio’s total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Portfolio’s ownership would be more than 10% of the outstanding voting securities of any issuer, provided that this restriction does not limit the Portfolio’s investments in securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, or investments in securities of other investment companies;

3.                                       borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations thereunder and any exemptive relief obtained by the Portfolio;

4.                                       make loans, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations and any exemptive relief obtained by the Portfolio.  For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring debt securities are not deemed to be making of loans;

5.                                       underwrite any issue of securities within the meaning of the 1933 Act except when it might technically be deemed to be an underwriter either: (a) in connection with the disposition of a portfolio security; or (b) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Portfolio’s ability to invest in securities issued by other registered management investment companies;

6.                                       purchase or sell real estate, except that the Portfolio may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, or (iv) hold and sell real estate acquired by the Portfolio as a result of the ownership of securities;

7.                                       issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Portfolio; or

8.                                       purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities). This limitation does not apply to foreign currency transactions, including, without limitation, forward currency contracts.

Franklin Mutual Shares

As a matter of fundamental policy, the Portfolio may not:

1.                                       purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions; and (b) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Portfolio;

2.                                       purchase securities of any issuer if, as a result, with respect to 75% of the Portfolio’s total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Portfolio’s ownership would be more than 10% of the outstanding voting securities of any issuer, provided that this restriction does not limit the Portfolio’s investments in securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, or investments in securities of other investment companies;

3.                                       borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations thereunder and any exemptive relief obtained by the Portfolio;

4.                                       make loans, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations and any exemptive relief obtained by the Portfolio.  For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring debt securities are not deemed to be making of loans;

5.                                       underwrite any issue of securities within the meaning of the 1933 Act except when it might technically be deemed to be an underwriter either: (a) in connection with the disposition of a portfolio security; or (b) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Portfolio’s ability to invest in securities issued by other registered management investment companies;

6.                                       purchase or sell real estate, except that the Portfolio may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, or (iv) hold and sell real estate acquired by the Portfolio as a result of the ownership of securities;

7.                                       issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Portfolio; or

8.                                       purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities). This limitation does not apply to foreign currency transactions, including, without limitation, forward currency contracts.

Goldman Sachs Commodity Strategy

As a matter of fundamental policy, the Portfolio may not:

1.                                       borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations thereunder and any exemptive relief obtained by the Portfolio;

2.                                       make loans, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations and any exemptive relief obtained by the Portfolio.  For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring debt securities are not deemed to be making of loans;

3.                                       underwrite any issue of securities within the meaning of the 1933 Act except when it might technically be deemed to be an underwriter either: (a) in connection with the disposition of a portfolio security; or (b) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Portfolio’s ability to invest in securities issued by other registered management investment companies;

4.                                       purchase or sell real estate, except that the Portfolio may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, or (iv) hold and sell real estate acquired by the Portfolio as a result of the ownership of securities;

5.                                       issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Portfolio; or

6.                                       purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities). This limitation does not apply to foreign currency transactions, including, without limitation, forward currency contracts.

Goldman Sachs Commodity Strategy Portfolio is a non-diversified fund.  The Portfolio is not limited by the 1940 Act in the proportion of assets that it may invest in the obligations of a single issuer.  The investment of a large percentage of the Portfolio’s assets in the securities of a small number of issuers may cause the Portfolio’s share price to fluctuate more than that of a diversified investment company.

Index Plus International Equity

As a matter of fundamental policy, the Portfolio:

1.                                       shall be a “diversified company” as that term is defined in the 1940 Act;

2.                                       may not “concentrate” its investments in a particular industry, as that term is used in the 1940 Act and as interpreted, modified, or otherwise permitted by any regulatory authority having jurisdiction from time to time. This limitation will not apply to the Portfolio’s investments in: (i) securities of other investment companies; (ii) securities issued or guaranteed as to principal and/or interest by the U.S. government, its agencies or instrumentalities; or (iii) repurchase agreements (collateralized by securities issued by the U.S. government, its agencies or instrumentalities);

3.                                       may not borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations and any orders obtained thereunder;

4.                                       may not make loans, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations and any orders obtained thereunder. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring debt securities are not deemed to be making loans;

5.                                       may not act as an underwriter of securities except to the extent that, in connection with the disposition of securities by the Portfolio for its portfolio, the Portfolio may be deemed to be an underwriter under the applicable law;

6.                                       may not purchase or sell real estate, except that the Portfolio may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, or (iv) hold and sell real estate acquired by the Portfolio as a result of the ownership of securities;

7.                                       may not issue any senior security (as defined in the 1940 Act), except that (i) the Portfolio may enter into commitments to purchase securities in accordance with the Portfolio’s investment program, including reverse repurchase agreements, delayed delivery and when-issued securities, which may be considered the issuance of senior securities; (ii) the Portfolio may engage in transactions that may result in the issuance of a senior security to the extent permitted under the 1940 Act, including the rules, regulations, interpretations and any orders obtained thereunder; (iii) the Portfolio may engage in short sales of securities to the extent permitted in its investment program and other restrictions; and (iv) the purchase or sale of futures contracts and related options shall not be considered to involve the issuance of senior securities; and

8.                                       may not purchase physical commodities or contracts relating to physical commodities.

JPMorgan Emerging Markets Equity

As a matter of fundamental policy, the Portfolio may not:

1.                                       with respect to 75% of its total assets, invest in the securities of any one issuer (other than the U.S. government and its agencies and instrumentalities) if immediately after and as a result of such investment more than 5% of the total assets of a Portfolio would be invested in such issuer. There are no limitations with respect to the remaining 25% of its total assets, except to the extent other investment restrictions may be applicable;

2.                                       make loans to others, except (a) through the purchase of debt securities in accordance with its investment objective and policies, (b) through the lending of up to 30% of its portfolio securities as described above and in its Prospectus, or (c) to the extent the entry into a repurchase agreement or a reverse dollar roll transaction is deemed to be a loan;

3.                                       borrow money, except for temporary or emergency purposes from a bank, or pursuant to reverse repurchase agreements or dollar roll transactions for a Portfolio that uses such investment techniques and then not in excess of one-third of the value of its total assets (at the lower of cost or fair market value). Any such borrowing will be made only if immediately thereafter there is an asset coverage of at least 300% of all borrowings (excluding any fully collateralized reverse repurchase agreements and dollar roll transactions the Portfolio may enter into), and no additional investments may be made while any such borrowings are in excess of 10% of total assets;

4.                                       mortgage, pledge or hypothecate any of its assets except in connection with permissible borrowings and permissible forward contracts, futures contracts, option contracts or other hedging transactions;

5.                                       except as required in connection with permissible hedging activities, purchase securities on margin or underwrite securities. (This does not preclude a Portfolio from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities);

6.                                       buy or sell real estate or commodities or commodity contracts; however, the Portfolio, to the extent not otherwise prohibited in the Prospectus or this SAI, may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein, including real estate investment trusts, and may purchase or sell currencies (including forward currency exchange contracts), futures contracts and related options generally as described in the Prospectus and this SAI;

7.                                       invest in securities of other investment companies, except to the extent permitted by the 1940 Act and discussed in the Prospectus or this SAI, or as such securities may be acquired as part of a merger, consolidation or acquisition of assets;

8.                                       invest more than 25% of the value of the Portfolio total assets in the securities of companies engaged in any one industry (except securities issued by the U.S. government, its agencies and instrumentalities);

9.                                       issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit a Portfolio from (a) making any permitted borrowings, mortgages or pledges, or (b) entering into permissible repurchase and dollar roll transactions; and

10.                                 invest in commodities, except for futures contracts or options on futures contracts if, as a result thereof, more than 5% of a Portfolio’s total assets (taken at market value at the time of entering into the contract) would be committed to initial deposits and premiums on open futures contracts and options on such contracts.

JPMorgan Value Opportunities, Marsico International Opportunities, MFS Utilities, Pioneer Fund and Pioneer Mid Cap Value

As a matter of fundamental policy, each Portfolio may not:

1.                                       with respect to 75% of the Portfolio’s (except MFS Utilities) total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or securities of other investment companies), if as a result (a) more than 5% of the Portfolio’s total assets would be invested in the securities of that issuer, or (b) a Portfolio would hold more than 10% of the outstanding voting securities of that issuer;

2.                                       concentrate its investments in a particular industry, as that term is used in the 1940 Act and as interpreted, modified, or otherwise permitted by any regulatory authority having jurisdiction from time to time. This limitation will not apply to a Portfolio’s investments in: (i) securities of other investment companies; (ii) securities issued or guaranteed as to principal and/or interest by the U.S. government, its agencies or instrumentalities; or (iii) repurchase agreements (collaterized by securities issued by the U.S. government, its agencies or instrumentalities), except for MFS Utilities which may concentrate its investment in companies in the utilities sector;

3.                                       borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations,  interpretations and any orders obtained thereunder;

4.                                       make loans, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations and any orders obtained thereunder.  For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring debt securities are not deemed to be making of loans;

5.                                       act as an underwriter of securities except to the extent that, in connection with the disposition of securities by a Portfolio for its portfolio, a Portfolio may be deemed to be an underwriter under applicable law;

6.                                       purchase or sell real estate, except that a Portfolio may (i) acquire or lease office space for its own use, (ii)  invest in securities of issuers that invest in real estate or interests therein, (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, or (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities;

7.                                       issue any senior security (as defined in the 1940 Act), except that (i) a Portfolio may enter into commitments to purchase securities in accordance with a Portfolio’s investment program, including reverse repurchase agreements, delayed delivery and when-issued securities, which may be considered the issuance of senior securities; (ii) a Portfolio may engage in transactions that may result in the issuance of a senior security to the extent permitted under the 1940 Act, including the rules, regulations, interpretations and any orders obtained thereunder; (iii) a Portfolio may engage in short sales of securities to the extent permitted in its investment program and other restrictions; and (iv) the purchase of sale of futures contracts and related options shall not be considered to involve the issuance of senior securities; or

8.                                       purchase physical commodities, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from purchasing or selling options and futures contracts or from investing in securities or other  instruments backed by physical commodities).

Lord Abbett Affiliated

As a matter of fundamental policy, the Portfolio may not:

1.                                       purchase any securities of another issuer (other than the United States of America) if upon said purchase more than 5% of its net assets would consist of securities of such issuer, or purchase more than 15% of any class of securities of such issuer;

2.                                       borrow money, except (i) in order to meet redemption requests or (ii) as a temporary measure for extraordinary or emergency purposes and, in the case of both (i) and (ii), only from banks and only in an aggregate amount not to exceed 5% of its total assets taken at cost or value, whichever is less, or mortgage or pledge any of its assets and except that for purposes of this restriction, collateral arrangements with respect to the writing of options on stocks and stock indices, the purchase and sale of futures contracts and options on futures contracts, and forward currency contracts are not deemed a pledge of assets or a borrowing of money;

3.                                       lend its funds or other assets to any other person other than through the purchase of liquid debt securities pursuant to the Portfolio’s investment policies, except that (a) the Portfolio may lend its portfolio securities in an amount up to 33 1/3% of its total assets, provided that the borrower may not be affiliated, directly or indirectly, with the Portfolio and (b) the Portfolio may enter into repurchase agreements in an amount up to an aggregate of 25% of its total assets;

4.                                       invest in the securities of issuers which have been in operation for less than three years if such purchase at the time thereof would cause more than 5% of the net assets of the Portfolio to be so invested;

5.                                       purchase any securities on margin (except that the Portfolio may make deposits in connection with transactions in options on securities), make any so-called “short” sales of securities or participate in any joint or joint and several trading accounts;

6.                                       act as underwriter of securities of other issuers;

7.                                       purchase the securities of another investment company or investment trust except in the open market where no profit to a sponsor or dealer, other than the customary broker’s commission, results from such purchase (but the aggregate of such investments shall not be in excess of 10% of the net assets of the Portfolio), or except when such purchase is part of a plan of merger or consolidation;

8.                                       buy securities from, or sell securities to, any of its officers, directors, employees, investment adviser or distributor, as principals;

9.                                       purchase or retain any securities of an issuer if one or more persons affiliated with the Portfolio owns beneficially more than ½ of 1% of the outstanding securities of such issuer and such affiliated persons so owning ½ of 1% together own beneficially more than 5% of such securities;

10.                                 purchase real estate (not including investments in securities issued by real estate investment trusts) or commodities or commodity contracts, provided that the Portfolio may enter into futures contracts, including futures contracts on interest rates, stock indices and currencies, and options thereon, and may engage in forward currency transactions and buy, sell and write options on currencies; or

11.           issue senior securities except as may be permitted by the 1940 Act.

Marsico Growth

As a matter of fundamental policy, the Portfolio may not:

1.                                       purchase or sell commodities or commodity contracts, or interests in oil, gas, or other mineral leases, or other mineral exploration or development programs, although it may invest in companies that engage in such businesses to the extent otherwise permitted by the Portfolio investment policies and restrictions and by applicable law, except as required in connection with otherwise permissible options, futures and commodity activities as described elsewhere this SAI;

2.                                       purchase or sell real estate, although it may invest in securities secured by real estate or real estate interests, or issued by companies, including real estate investment trusts, that invest in real estate or real estate interests;

3.                                       make short sales or purchases on margin, although it may obtain short-term credit necessary for the clearance of purchases and sales of its portfolio securities and except as required in connection with permissible options, futures, short selling and leverage activities as described elsewhere in the Prospectus and this Statement (the short sale restriction is non-fundamental);

4.                                       with respect to 75% of its total assets, invest in the securities of any one issuer (other than the U.S. government and its agencies and instrumentalities) if immediately after and as a result of such investment more than 5% of the total assets of a Portfolio would be invested in such issuer. There are no limitations with respect to the remaining 25% of its total assets, except to the extent other investment restrictions may be applicable;

5.                                       mortgage, hypothecate, or pledge any of its assets as security for any of its obligations, except as required for otherwise permissible borrowings (including reverse repurchase agreements), short sales, financial options and other hedging activities;

6.                                       make loans to other persons, except loans of portfolio securities and except to the extent that the purchase of debt obligations in accordance with its investment objectives and policies or entry into repurchase agreements may be deemed to be loans;

7.                                       borrow money, except from banks for temporary or emergency purposes or in connection with otherwise permissible leverage activities, and then only in an amount not in excess of 5% of the Portfolio total assets (in any case as determined at the lesser of acquisition cost or current market value and excluding collateralized reverse repurchase agreements);

8.                                       underwrite securities of any other company, although it may invest in companies that engage in such businesses if it does so in accordance with policies established by the Board, and except to the extent that the Portfolio may be considered an underwriter within the meaning of the 1933 Act, as amended, in the disposition of restricted securities;

9.                                       invest more than 25% of the value of the Portfolio total assets in the securities of companies engaged in any one industry (except securities issued by the U.S. government, its agencies and instrumentalities);

10.                                 issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Portfolio from making any otherwise permissible borrowings, mortgages or pledges, or entering into permissible reverse repurchase agreements, and options and futures transactions;

11.                                 own, directly or indirectly, more than 25% of the voting securities of any one issuer or affiliated person of the issuer; and

12.                                 purchase the securities of other investment companies, except as permitted by the 1940 Act or as part of a merger, consolidation, acquisition of assets or similar reorganization transaction.

MFS Total Return, Oppenheimer Main Street® and PIMCO Total Return Bond

As a matter of fundamental policy, each Portfolio may not:

1.                                       with respect to 75% of its total assets, purchase the securities of any issuer if such purchase would cause more than 5% of the value of a Portfolio’s total assets to be invested in securities of any one issuer (except securities issued or guaranteed by the U.S. government or any agency or instrumentality thereof), or purchase more than 10% of the outstanding voting securities of any one issuer;

2.                                       invest more than 25% of the value of the Portfolio’s total assets in the securities of companies engaged in any one industry (except securities issued by the U.S. government, its agencies and instrumentalities);

3.                                       borrow money except from banks as a temporary measure for extraordinary or emergency purposes or by entering into reverse repurchase agreements (each Portfolio of the Trust is required to maintain asset coverage (including borrowings) of 300% for all borrowings), except PIMCO Total Return Bond may also borrow to enhance income;

4.                                       make loans to other persons, except loans of portfolio securities and except to the extent that the purchase of debt obligations in accordance with its investment objectives and policies or entry into repurchase agreements may be deemed to be loans;

5.                                       purchase or sell any commodity contract, except that each Portfolio may purchase and sell futures contracts based on debt securities, indices of securities, and foreign currencies and purchase and write options on securities, futures contracts which it may purchase, securities indices, and foreign currencies and purchase forward contracts. (Securities denominated in gold or other precious metals or whose value is determined by the value of gold or other precious metals are not considered to be commodity contracts.) MFS Total Return and Oppenheimer Main Street® reserve the freedom of action to hold and to sell real estate or mineral leases, commodities or commodity contracts acquired as a result of the ownership of securities. MFS Total Return and Oppenheimer Main Street® will not purchase securities for the purpose of acquiring real estate or mineral leases, commodities or commodity contracts (except for options, futures contracts, options on futures contracts and forward contracts);

6.                                       underwrite securities of any other company, although it may invest in companies that engage in such businesses if it does so in accordance with policies established by the Board, and except to the extent that the Portfolio may be considered an underwriter within the meaning of the 1933 Act, as amended, in the disposition of restricted securities;

7.                                       purchase or sell real estate, although it may purchase and sell securities which are secured by or represent interests in real estate, mortgage-related securities, securities of companies principally engaged in the real estate industry and participation interests in pools of real estate mortgage loans, and it may liquidate real estate acquired as a result of default on a mortgage; and

8.                                       issue any class of securities which is senior to a Portfolio shares of beneficial interest except as permitted under the 1940 Act or by order of the SEC.

Multi-Manager International Small Cap

As a matter of fundamental policy, the Portfolio may not:

1.                                       purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions; and (b) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Portfolio;

2.                                       purchase securities of any issuer if, as a result, with respect to 75% of the Portfolio’s total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Portfolio’s ownership would be more than 10% of the outstanding voting securities of any issuer, provided that this restriction does not limit the Portfolio’s investments in securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, or investments in securities of other investment companies;

3.                                       borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations thereunder and any exemptive relief obtained by the Portfolio;

4.                                       make loans, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations and any exemptive relief obtained by the Portfolio.  For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring debt securities are not deemed to be making of loans;

5.                                       underwrite any issue of securities within the meaning of the 1933 Act except when it might technically be deemed to be an underwriter either: (a) in connection with the disposition of a portfolio security; or (b) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Portfolio’s ability to invest in securities issued by other registered management investment companies;

6.                                       purchase or sell real estate, except that the Portfolio may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, or (iv) hold and sell real estate acquired by the Portfolio as a result of the ownership of securities;

7.                                       issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Portfolio; or

8.                                       purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities). This limitation does not apply to foreign currency transactions, including, without limitation, forward currency contracts.

PIMCO Global Advantage Bond Portfolio

As a matter of fundamental policy, the Portfolio may not:

1.               purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, or tax exempt securities issued by any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions; and (b) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Portfolio;

2.               borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations thereunder and any exemptive relief obtained by the Portfolio;

3.               make loans, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations and any exemptive relief obtained by the Portfolio.  For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring debt securities are not deemed to be making of loans;

4.               underwrite any issue of securities within the meaning of the 1933 Act except when it might technically be deemed to be an underwriter either: (a) in connection with the disposition of a portfolio security; or (b) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Portfolio’s ability to invest in securities issued by other registered management investment companies;

5.               purchase or sell real estate, except that the Portfolio may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, or (iv) hold and sell real estate acquired by the Portfolio as a result of the ownership of securities;

6.               issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Portfolio; or

7.               purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities). This limitations does not apply to foreign currency transactions, including, without limitation, forward currency contracts.

If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of the Portfolio’s investments will not constitute a violation of such limitation, except that any borrowing by the Portfolio that exceeds the fundamental investment limitations stated above must be reduced to meet such limitations within the period required by the 1940 Act (currently three days).  Otherwise, the Portfolio may continue to hold a security even though it causes the Portfolio to exceed a percentage limitation because of fluctuation in the value of the Portfolio’s assets.

PIMCO High Yield

As a matter of fundamental policy, the Portfolio may not:

1.                                       with respect to 75% of its total assets, purchase the securities of any issuer if such purchase would cause more than 5% of value of the Portfolio’s total assets to be invested in securities of any one issuer (except securities issued or guaranteed by the U.S. government or any agency or instrumentality thereof), or purchase more than 10% of the outstanding voting securities of any one issuer;

2.                                       issue senior securities, except as permitted under the 1940 Act;

3.                                       invest more than 25% of the value of the Portfolio’s total assets in the securities of companies engaged in any one industry (except securities issued by the U.S. government, its agencies and instrumentalities);

4.                                       borrow money except from banks as a temporary measure for extraordinary or emergency purposes or by entering into reverse repurchase agreements (each Portfolio of the Trust is required to maintain asset coverage (including borrowings) of 300% for all borrowings);

5.                                       make loans to other persons, except loans of portfolio securities and except to the extent that the purchase of the debt obligations in accordance with its investment objectives and policies or entry into repurchase agreements may be deemed to be loans;

6.                                       purchase or sell any commodity contract, except that the Portfolio may purchase and sell futures based on debt securities, indices of securities, and foreign currencies and purchase and write options on securities, futures contracts which it may purchase, securities indices, and foreign currencies and purchase forward contracts. (Securities denominated in gold or other precious metals or whose value is determined by the value of gold or other precious metals are not considered to be commodity contracts.);

7.                                       underwrite securities of any other company, although it may invest in companies that engage in such businesses if it does so in accordance with policies established by the Board, and except to the extent that the Portfolio may be considered an underwriter within the meaning of the 1933 Act, as amended, in the disposition of restricted securities;

8.                                       purchase or sell real estate, although it may purchase and sell securities which are secured by or represent interests in real estate, mortgage-related securities, securities of companies principally engaged in real estate industry and participation interests.

Pioneer Equity Income, T. Rowe Price Personal Strategy Growth and Van Kampen Global Tactical Asset Allocation

As a matter of fundamental policy, each Portfolio may not:

1.                                       purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions; and (b) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Portfolio;

2.                                       purchase securities of any issuer if, as a result, with respect to 75% of the Portfolio’s total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Portfolio’s ownership would be more than 10% of the outstanding voting securities of any issuer, provided that this restriction does not limit the Portfolio’s investments in securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, or investments in securities of other investment companies;

3.                                       borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations thereunder and any exemptive relief obtained by the Portfolio;

4.                                       make loans, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations and any exemptive relief obtained by the Portfolio.  For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring debt securities are not deemed to be making of loans;

5.                                       underwrite any issue of securities within the meaning of the 1933 Act except when it might technically be deemed to be an underwriter either: (a) in connection with the disposition of a portfolio security; or (b) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Portfolio’s ability to invest in securities issued by other registered management investment companies;

6.                                       purchase or sell real estate, except that the Portfolio may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, or (iv) hold and sell real estate acquired by the Portfolio as a result of the ownership of securities;

7.                                       issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Portfolio; or

8.                                       purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities). This limitation does not apply to foreign currency transactions, including, without limitation, forward currency contracts.

Stock Index

As a matter of fundamental policy, the Portfolio may not:

1.                                       with respect to 75% of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the Portfolio’s total assets would be invested in the securities of that issuer, or (b) the Portfolio would hold more than 10% of the outstanding voting securities of that issuer;

2.                                       issue senior securities, except as permitted under the 1940 Act;

3.                                       borrow money, except that (a) the Portfolio may borrow from banks (as defined in the 1940 Act) or through reverse repurchase agreements in amounts up to 33 1/3% of its total assets (including the amount borrowed), and (b) the Portfolio may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes. Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

4.                                       underwrite securities issued by others, except to the extent that the Portfolio may be considered an underwriter within the meaning of the 1933 Act in the disposition of restricted securities or in connection with investments in other investment companies;

5.                                       purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or securities of other investment companies), if, as a result, more than 25% of the Portfolio’s total assets would be invested in companies whose principal business activities are in the same industry;

6.                                       purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this will not prevent the Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

7.                                       purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); and

8.                                       lend any security or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

Wells Fargo Small Cap Disciplined

As a matter of fundamental policy, the Portfolio may not:

1.                                       purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions; and (b) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Portfolio;

2.                                       purchase securities of any issuer if, as a result, with respect to 75% of the Portfolio’s total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Portfolio’s ownership would be more than 10% of the outstanding voting securities of any issuer, provided that this restriction does not limit the Portfolio’s investments in securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, or investments in securities of other investment companies;

3.                                       borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations thereunder and any exemptive relief obtained by the Portfolio;

4.                                       make loans, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations and any exemptive relief obtained by the Portfolio.  For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring debt securities are not deemed to be making of loans;

5.                                       underwrite any issue of securities within the meaning of the 1933 Act except when it might technically be deemed to be an underwriter either: (a) in connection with the disposition of a portfolio security; or (b) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Portfolio’s ability to invest in securities issued by other registered management investment companies;

6.                                       purchase or sell real estate, except that the Portfolio may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, or (iv) hold and sell real estate acquired by the Portfolio as a result of the ownership of securities;

7.                                       issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Portfolio; or

8.                                       purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities). This limitation does not apply to foreign currency transactions, including, without limitation, forward currency contracts.

For all the Portfolios, if a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of a Portfolio’s investments will not constitute a violation of such limitation, except that any borrowing by a Portfolio that exceeds the fundamental investment limitations stated above must be reduced to meet such limitations within the period required by the 1940 Act (currently three days).  Otherwise the Portfolio may continue to hold a security even though it causes the Portfolio toexceed a percentage limitation because of fluctuation in the cvalue of the Portfolio’s assets.

With respect to each Portfolio’s concentration policy, industry classifications are in accordance with Global Industrial Classification and/or Standard Industrial Classification (“SIC”) Codes.  Industry classifications may be changed at any time to reflect changes in the market place.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

The following restrictions are not fundamental and may be modified by the Trustees without shareholder approval.

AllianceBernstein Mid Cap Growth

The Portfolio:

1.                                       may not invest in warrants (other than warrants acquired by the Portfolio as a part of a unit or attached to securities at the time of purchase) if, as a result, such investment (valued at the lower of cost or market value) would exceed 5% of the value of the Portfolio net assets, provided that not more than 2% of the Portfolio net assets may be invested in warrants not listed on the New York or American Stock Exchanges;

2.                                       may not purchase or sell commodities or commodity contracts, except that the Portfolio may purchase or sell financial futures contracts, options on financial futures contracts, and futures contracts, forward contracts, and options with respect to foreign currencies, and may enter into swap transactions;

3.                                       may not purchase securities restricted as to resale if, as a result, (i) more than 10% of the Portfolio total assets would be invested in such securities, or (ii) more than 5% of the Portfolio total assets (excluding any securities eligible for resale under Rule 144A securities) would be invested in such securities;

4.                                       may not invest in (a) securities which at the time of such investment are not readily marketable, (b) securities restricted as to resale, and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the Portfolio net assets (taken at current value) would then be invested in the aggregate in securities described in (a), (b), and (c) above;

5.                                       may not invest in securities of other registered investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which not more than 5% of its total assets (taken at current value) would be invested in such securities, or except as part of a merger, consolidation, or other acquisition;

6.                                       may not invest in real estate limited partnerships;

7.                                       may not purchase any security if, as a result, the Portfolio would then have more than 5% of its total assets (taken at current value) invested in securities of companies (including predecessors) less than three years old;

8.                                       may not purchase or sell real estate or interests in real estate, including real estate mortgage loans, although it may purchase and sell securities which are secured by real estate and securities of companies, including limited partnership interests, that invest or deal in real estate and it may purchase interests in real estate investment trusts. (For purposes of this restriction, investments by a Portfolio in mortgage-backed securities and other securities representing interests in mortgage pools shall not constitute the purchase or sale of real estate or interests in real estate or real estate mortgage loans.);

9.                                       may not make investments for the purpose of exercising control or management;

10.                                 may not invest in interests in oil, gas or other mineral exploration or development programs or leases, although it may invest in the common stocks of companies that invest in or sponsor such programs;

11.                                 may not acquire more than 10% of the voting securities of any issuer;

12.                                 may not invest more than 15%, in the aggregate, of its total assets in the securities of issuers which, together with any predecessors, have a record of less than three years continuous operation and securities restricted as to resale (including any securities eligible for resale under Rule 144A securities);

13.                                 may not purchase or sell puts, calls, straddles, spreads, or any combination thereof, if, as a result, the aggregate amount of premiums paid or received by the Portfolio in respect of any such transactions then outstanding would exceed 5% of its total assets;

14.                                 will manage its precious metals investments and/or futures contracts on metals so that less than 10% of the gross income of a Portfolio for tax purposes during any fiscal year (the current limit on so-called non-qualifying income) is derived from these and other sources that produce such non-qualifying income;

15.                                 may not have more than 25% of its total assets invested in securities of issuers located in any one emerging market country.  A Portfolio’s investments in U.S. issuers are not subject to the foreign country diversification guidelines; or

16.                                 may not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreements, together with any other securities that are not readily marketable, would exceed that Portfolio’s limitation of 15% of the net assets of the Portfolio on investing in illiquid securities.

Artio Foreign

The Portfolio:

1.                                       does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short;

2.                                       does not currently intend to purchase securities on margin, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin;

3.                                       may borrow money only (a) from a bank or from a registered investment company or portfolio for which the Sub-Adviser or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment restriction) and only to the extent that the value of the Portfolio’s total assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings; and provided further that the borrowing may be made only for temporary, extraordinary or emergency purposes in amounts not exceeding 20% of the value of the Portfolio’s total assets at the time of borrowing;

4.                                       does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued;

5.                                       does not currently intend to lend assets other than securities to other parties, except by (a) lending money to a registered investment company or portfolio for which the Sub-Adviser or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers.  (This limitation does not apply to purchases of debt securities or to repurchase agreements.);

6.                                       may purchase or write options on securities only if (i) aggregate premiums on call options purchased by the Portfolio do not exceed 5% of its assets, (ii) aggregate premiums on put options purchased by the Portfolio do not exceed 5% of its net assets, (iii) not more than 25% of the Portfolio’s net assets would be hedged, and (iv) not more than 25% of the Portfolio’s net assets are used as cover for options written by the Portfolio;

7.                                       may invest in futures for non-hedging purposes provided that the face value of the underlying currencies or indices to which the futures relate in the aggregate does not exceed 25% of the value of the Portfolio’s total net assets;

8.                                       The Portfolio may invest in forward contracts for non-hedging purposes provided that the face value of the underlying currencies or indices to which the forward contracts relate in the aggregate does not exceed 25% of the value of the Portfolio’s total net assets.

9.                                       will manage its precious metals investments and/or futures contracts on metals so that less than 10% of the gross income of the Portfolio for tax purposes during any fiscal year (the current limit on so-called non-qualifying income) is derived from these and other sources that produce such non-qualifying income;

10.                                 may invest up to 5% of its net assets in gold and other precious metals;

11.                                 may have no more than 25% of its total assets invested in securities of issuers located in any one emerging market country.  The Portfolio’s investments in U.S. issuers are not subject to the foreign country diversification guidelines; and

12.                                 may not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreements, together with any other securities that are not readily marketable, would exceed the Portfolio’s limitation of 15% of the net assets of the Portfolio on investing in illiquid securities.

With respect to non-fundamental investment restriction (4) if through a change in values, net assets, or other circumstances, the Portfolio was in a position where more than 15% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.

Except with respect to 300% asset coverage for borrowing, whenever any investment restriction states a maximum percentage of the Portfolio’s assets that may be invested in any security, such percentage limitation will be applied only at the time the Portfolio acquires such security and will not be violated by subsequent increases in value relative to other assets held by the Portfolio.

BlackRock Large Cap Growth, BlackRock Large Cap Value, JPMorgan Small Cap Core Equity and Van Kampen Capital Growth

Each Portfolio:

1.                                       does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short;

2.                                       does not currently intend to purchase securities on margin, except that a Portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin;

3.                                       may borrow money only (a) from a bank or from a registered investment company or portfolio for which the Sub-Adviser or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment restriction) and only to the extent that the value of the Portfolio’s total assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings; and provided further that with respect to JPMorgan Small Cap Core Equity and Van Kampen Capital Growth the borrowing may be made only for temporary, extraordinary or emergency purposes in amounts not exceeding 20% of the value of the Portfolio’s total assets at the time of borrowing;

4.                                       does not currently intend to purchase any security if, as a result, more than 15% of its respective net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued;

5.                                       does not currently intend to lend assets other than securities to other parties, except by (a) lending money to a registered investment company or portfolio for which the Sub-Adviser or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers.  (This limitation does not apply to purchases of debt securities or to repurchase agreements.);

6.                                       may purchase or write options on securities only if (i) aggregate premiums on call options purchased by the Portfolio do not exceed 5% of its assets, (ii) aggregate premiums on put options purchased by a Portfolio do not exceed 5% of its net assets, (iii) not more than 25% of the Portfolio’s respective net assets would be hedged, and (iv) not more than 25% of the Portfolio’s respective net assets are used as cover for options written by the Portfolio;

7.                                       will manage its precious metals investments and/or futures contracts on metals so that less than 10% of the gross income of a Portfolio for tax purposes during any fiscal year (the current limit on so-called non-qualifying income) is derived from these and other sources that produce such non-qualifying income;

8.                                       may have no more than 25% of their respective total assets invested in securities of issuers located in any one emerging market country.  A Portfolio’s investments in U.S. issuers are not subject to the foreign country diversification guidelines; and

9.                                       may not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreements, together with any other securities that are not readily marketable, would exceed that Portfolio’s limitation of 15% of the net assets of the Portfolio on investing in illiquid securities.

With respect to non-fundamental investment restriction (4) if through a change in values, net assets, or other circumstances, the Portfolios were in a position where more than 15% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.

Except with respect to 300% asset coverage for borrowing, whenever any investment restriction states a maximum percentage of a Portfolio’s assets that may be invested in any security, such percentage limitation will be applied only at the time the Portfolio acquires such security and will not be violated by subsequent increases in value relative to other assets held by the Portfolio.

Clarion Global Real Estate

The Portfolio:

1.                                       will manage its precious metals investments and/or futures contracts on metals so that less than 10% of the gross income of the Portfolio for tax purposes during any fiscal year (the current limit on so-called non-qualifying income) is derived from these and other sources that produce such non-qualifying income;

2.                                       may have no more than 25% of its total assets invested in securities of issuers located in any one emerging market country.  The Portfolio’s investments in U.S. issuers are not subject to the foreign country diversification guidelines; and

3.                                       may not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreements, together with any other securities that are not readily marketable, would exceed the Portfolio’s limitation of 15% of the net assets of the Portfolio on investing in illiquid securities.

Clarion Real Estate

The Portfolio:

1.                                       may not make investments for the purpose of exercising control or management although the Portfolio retains the right to vote securities held by it and except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time;

2.                                       may not purchase securities on margin but the Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.  The deposit or payment by the Portfolio of initial or maintenance margin in connection with forward contracts, futures contracts, foreign currency futures contracts or related options is not considered the purchase of a security on margin;

3.                                       may not invest in the securities issued by other investment companies as part of a merger, reorganization or other acquisition, except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, time to time or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time;

4.                                       may not invest more than 5% of its net assets in warrants or rights valued at the lower of cost or market, nor more than 2% of its net assets in warrants or rights (valued on such basis) which are not listed on the New York Stock Exchange or AMEX.  Warrants or rights acquired in units or attached to other securities are not subject to the foregoing limitation;

5.                                       may not invest in securities of any company if any officer or trustee/director of the Portfolio or of the Adviser owns more than ½ of 1% of the outstanding securities of such company, and such officers and trustees/directors who own more than ½ of 1% own in the aggregate more than 5% of the outstanding securities of such issuer;

6.                                       may not invest in interests in oil, gas, or other mineral exploration or development programs or invest in oil, gas, or mineral leases, except that the Portfolio may acquire securities of public companies which themselves are engaged in such activities;

7.                                       may not invest more than 5% of its total assets in securities of unseasoned issuers which have been in operation directly or through predecessors for less than three years, except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time;

8.                                       may not purchase or otherwise acquire any security if, as a result, more than 15% of its net assets, taken at current value, would be invested in securities that are illiquid by virtue of the absence of a readily available market.  This policy does not apply to restricted securities eligible for resale pursuant to Rule 144A securities which the Board or the Adviser under Board approved guidelines, may determine are liquid nor does it apply to resale, a liquid market exists.  Also excluded from this limitation on restricted securities are securities purchased by the Portfolio of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time;

9.                                       will manage its precious metals investments and/or futures contracts on metals so that less than 10% of the gross income of the Portfolio for tax purposes during any fiscal year (the current limit on so-called non-qualifying income) is derived from these and other sources that produce such non-qualifying income;

10.                                 may have no more than 25% of its total assets invested in securities of issuers located in any one emerging market country.  The Portfolio’s investments in U.S. issuers are not subject to the foreign country diversification guidelines;

11.                                 may not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreements, together with any other securities that are not readily marketable, would exceed that Portfolio’s limitation of 15% of the net assets of the Portfolio on investing in illiquid securities;

12.                                 will only invest in synthetic convertibles with respect to companies whose corporate debt securities are rated “A” or higher by a nationally recognized statistical rating organization and will not invest more than 15% of its net assets in such synthetic securities and other illiquid securities; and

13.                                 may not have more than 25% of its total assets in securities of issuers located in any one emerging market country.  The Portfolio’s investments in U.S. issuers are not subject to the foreign country diversification guidelines.

The Portfolio may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and restrictions as the Portfolio.

Evergreen Health Sciences

The Portfolio:

1.                                       will manage its precious metals investments and/or futures contracts on metals so that less than 10% of the gross income of the Portfolio for tax purposes during any fiscal year (the current limit on so-called non-qualifying income) is derived from these and other sources that produce such non-qualifying income;

2.                                       may not have more than 25% of its total assets invested in securities of issuers located in any one emerging market country.  The Portfolio’s investments in U.S. issuers are not subject to the foreign country diversification guidelines; and

3.                                       may not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreements, together with any other securities that are not readily marketable, would exceed the Portfolio’s limitation of 15% of the net assets of the Portfolio on investing in illiquid securities.

Evergreen Omega

The Portfolio:

1.                                       may not make short sales;

2.                                       will manage its precious metals investments and/or futures contracts on metals so that less than 10% of the gross income of the Portfolio for tax purposes during any fiscal year (the current limit on so-called non-qualifying income) is derived from these and other sources that produce such non-qualifying income; and

3.                                       may not have more than 25% of its total assets invested in securities of issuers located in any one emerging market country.  The Portfolio’s investments in U.S. issuers are not subject to the foreign country diversification guidelines.

FMRSM Diversified Mid Cap

The Portfolio:

1.                                       does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short;

2.                                       does not currently intend to purchase securities on margin, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin;

3.                                       may borrow money only (a) from a bank or from a registered investment company or portfolio for which the Sub-Adviser or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment (3);

4.                                       does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued;

5.                                       does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the Portfolio’s net assets) to a registered investment company or portfolio for which the Sub-Adviser or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers.  (This limitation does not apply to purchases of debt securities or to repurchase agreements.);

6.                                       will manage its precious metals investments and/or futures contracts on metals so that less than 10% of the gross income of the Portfolio for tax purposes during any fiscal year (the current limit on so-called non-qualifying income) is derived from these and other sources that produce such non-qualifying income;

7.                                       will not: (a) sell futures contracts, purchase put options, write call options, or enter into swap agreements if, as a result, more than 25% of the Portfolio’s total assets would be hedged with futures and/or options and/or swap agreements under normal conditions; (b) purchase futures contracts, write put options, or enter into swap agreements (other than swaps entered into for hedging purposes under (c) if, as a result, the Portfolio’s total obligations upon settlement or exercise of purchased futures contracts and written put options plus the notional amount of any such swaps would exceed 25% of its total assets; or (d) purchase call options if, as a result, the current value of option premiums for call options purchased by the Portfolio would exceed 5% of the Portfolio’s total assets.  These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to futures, options, or swaps;

8.                                       may not have more than 25% of its total assets invested in securities of issuers located in any one emerging market country.  The Portfolio’s investments in U.S. issuers are not subject to the foreign country diversification guidelines; and

9.                                       may not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreements, together with any other securities that are not readily marketable, would exceed the Portfolio’s limitation of 15% of the net assets of the Portfolio on investing in illiquid securities.

With respect to Limitation (4), if through a change in values, net assets, or other circumstances, the Portfolio were in a position where more than 15% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.

Except with respect to 300% asset coverage for borrowing, whenever any investment restriction states a maximum percentage of the Portfolio’s assets that may be invested in any security, such percentage limitation will be applied only at the time the Portfolio acquires such security and will not be violated by subsequent increases in value relative to other assets held by the Portfolio.

The Sub-Adviser normally invests at least 80% of its net assets (plus borrowings for investment purposes) in securities of companies with medium market capitalizations.  For purposes of normally investing at least 80% of the FMRSM Diversified Mid Cap’s assets in securities of companies of medium market capitalizations, the Sub-Adviser intends to measure the capitalization range of the S&P MidCap 400 Index no less frequently than once a month.

Global Resources

The Portfolio:

1.                                       will only invest in synthetic convertibles with respect to companies whose corporate debt securities are rated “A” or higher by a nationally recognized statistical rating organization and will not invest more than 15% of its net assets in such synthetic securities and other illiquid securities;

2.                                       may invest up to 35% of its net assets in securities of issuers located in South Africa.  The Portfolio’s investments in U.S. issuers are not subject to the foreign country diversification guidelines; and

3.                                       may not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreements, together with any other securities that are not readily marketable, would exceed the Portfolio’s limitation of 15% of the net assets of the Portfolio on investing in illiquid securities.

Growth and Income Portfolio II

The Portfolio:

1.                                       will not make short sales of securities, other than short sales “against the box,” or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment programs of the Portfolio as described in this SAI and in the Prospectuses;

2.                                       does not currently intend to purchase securities on margin, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin;

3.                                       may borrow money only (a) from a bank or from a registered investment company or portfolio for which the Sub-Adviser or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment (3);

4.                                       does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued;

5.                                       does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the Portfolio’s net assets) to a registered investment company or portfolio for which the Sub-Adviser or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers.  (This limitation does not apply to purchases of debt securities or to repurchase agreements.);

6.                                       may not invest more than 25% of its total assets in securities or obligations of foreign issuers, including marketable securities of, or guaranteed by, foreign governments (or any instrumentality or subdivision thereof); and

7.                                       may not invest more than 15% of the total of its assets in high-yield bonds (securities rated below BBB- by Standard & Poor’s or Baa3 by Moody’s, or, if unrated, considered by the Adviser or the Sub-Adviser to be of comparable quality).

With respect to Limitation (4), if through a change in values, net assets, or other circumstances, the Portfolio was in a position where more than 15% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.

Except with respect to 300% asset coverage for borrowing, whenever any investment restriction states a maximum percentage of the Portfolio’s assets that may be invested in any security, such percentage limitation will be applied only at the time the Portfolio acquires such security and will not be violated by subsequent increases in value relative to other assets held by the Portfolio.

International Growth Opportunities

The Portfolio:

1.                                       does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short;

2.                                       does not currently intend to purchase securities on margin, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin;

3.                                       may borrow money only (a) from a bank or from a registered investment company or portfolio for which the Sub-Adviser or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment restriction) and only to the extent that the value of the Portfolio’s total assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings; and provided further that the borrowing may be made only for temporary, extraordinary or emergency purposes in amounts not exceeding 20% of the value of the Portfolio’s total assets at the time of borrowing;

4.                                       does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued;

5.                                       does not currently intend to lend assets other than securities to other parties, except by (a) lending money to a registered investment company or portfolio for which the Sub-Adviser or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers.  (This limitation does not apply to purchases of debt securities or to repurchase agreements.);

6.                                       may purchase or write options on securities only if (i) aggregate premiums on call options purchased by the Portfolio do not exceed 5% of its assets, (ii) aggregate premiums on put options purchased by the Portfolio do not exceed 5% of its net assets, (iii) not more than 25% of the Portfolio’s net assets would be hedged, and (iv) not more than 25% of the Portfolio’s net assets are used as cover for options written by the Portfolio;

7.                                       will attempt to minimize the special risks inherent in municipal lease obligations and certificates of participation by purchasing only lease obligations which meet the following criteria: (1) rated A or better by at least one nationally recognized securities rating organization; (2) secured by payments from a governmental lessee which has actively traded debt obligations; (3) determined by the adviser or sub-adviser to be critical to the lessee’s ability to deliver essential services; and (4) contain legal features which the adviser or sub-adviser deems appropriate, such as covenants to make lease payments without the right of offset or counterclaim, requirements for insurance policies and adequate debt service reserve funds;

8.                                       will manage its precious metals investments and/or futures contracts on metals so that less than 10% of the gross income of the Portfolio for tax purposes during any fiscal year (the current limit on so-called non-qualifying income) is derived from these and other sources that produce such non-qualifying income;

9.                                       may have no more than 25% of its total assets invested in securities of issuers located in any one emerging market country.  The Portfolio’s investments in U.S. issuers are not subject to the foreign country diversification guidelines; and

10.                                 may not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreements, together with any other securities that are not readily marketable, would exceed the Portfolio’s limitation of 15% of the net assets of the Portfolio on investing in illiquid securities.

With respect to non-fundamental investment restriction (4) if through a change in values, net assets, or other circumstances, the Portfolio was in a position where more than 15% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.

Except with respect to 300% asset coverage for borrowing, whenever any investment restriction states a maximum percentage of the Portfolio’s assets that may be invested in any security, such percentage limitation will be applied only at the time the Portfolio acquires such security and will not be violated by subsequent increases in value relative to other assets held by the Portfolio.

Janus Contrarian

The Portfolio:

1.                                       does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short;

2.                                       does not currently intend to purchase securities on margin, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin;

3.                                       may borrow money only (a) from a bank or from a registered investment company or portfolio for which the Sub-Adviser or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment (3);

4.                                       does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued;

5.                                       does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the Portfolio’s net assets) to a registered investment company or portfolio for which the Sub-Adviser or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers.  (This limitation does not apply to purchases of debt securities or to repurchase agreements.);

6.                                       will manage its precious metals investments and/or futures contracts on metals so that less than 10% of the gross income of a Portfolio for tax purposes during any fiscal year (the current limit on so-called non-qualifying income) is derived from these and other sources that produce such non-qualifying income; and

7.                                       may not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreements, together with any other securities that are not readily marketable, would exceed the Portfolio’s limitation of 15% of the net assets of the Portfolio on investing in illiquid securities.

With respect to Limitation (4), if through a change in values, net assets, or other circumstances, the Portfolio was in a position where more than 15% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.

Except with respect to 300% asset coverage for borrowing, whenever any investment restriction states a maximum percentage of the Portfolio’s assets that may be invested in any security, such percentage limitation will be applied only at the time the Portfolio acquires such security and will not be violated by subsequent increases in value relative to other assets held by the Portfolio.

JPMorgan Emerging Markets Equity

The Portfolio:

1.                                       may not invest, in the aggregate, more than 15% of its net assets in illiquid securities, including (under current SEC interpretations) restricted securities (excluding liquid Rule 144A-eligible restricted securities), securities which are not otherwise readily marketable, repurchase agreements that mature in more than seven days and OTC Options (and securities underlying such options) purchased by a Portfolio;

2.                                       may not invest in any issuer for purposes of exercising control or management of the issuer;

3.                                       may not except as described in the Prospectus and this SAI, acquire or dispose of put, call, straddle or spread options subject to the following conditions:

a.                                     such options are written by other persons, and

b.                                    the aggregate premiums paid on all such options which are held at any time do not exceed 5% of the Portfolio’s total assets;

4.             may not, except as described in the Prospectus and this SAI, engage in short sales of securities;

a.            Purchase more than 10% of the outstanding voting securities of any one issuer;

5.                                       will manage its precious metals investments and/or futures contracts on metals so that less than 10% of the gross income of the Portfolio for tax purposes during any fiscal year (the current limit on so-called non-qualifying income) is derived from these and other sources that produce such non-qualifying income; and

6.                                       may not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreements, together with any other securities that are not readily marketable, would exceed the Portfolio’s limitation of 15% of the net assets of the Portfolio on investing in illiquid securities.

JPMorgan Value Opportunities

The Portfolio:

1.                                       may not make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions;

2.                                       may not purchase any securities subject to legal or contractual restrictions on the resale thereof, or purchase securities which are not readily marketable, or enter into repurchase agreements not terminable within seven business days, if such purchase or entering into a repurchase agreement would cause more than 10% of the value of its total assets to be invested in such securities and such repurchase agreements;

3.                                       may not invest its assets in securities of other open-end investment companies, except as permitted under the 1940 Act or any order pursuant thereto;

4.                                       may not pledge, mortgage or hypothecate its assets except, to secure borrowings permitted by subparagraph (1) above, it may pledge securities having a value at the time of pledge not exceeding 15% of the cost of its total assets;

5.                                       will manage its precious metals investments and/or futures contracts on metals so that less than 10% of the gross income of the Portfolio for tax purposes during any fiscal year (the current limit on so-called non-qualifying income) is derived from these and other sources that produce such non-qualifying income;

6.                                       may have no more than 25% of its total assets invested in securities of issuers located in any one emerging market country.  The Portfolio’s investments in U.S. issuers are not subject to the foreign country diversification guidelines; and

7.                                       may not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreements, together with any other securities that are not readily marketable, would exceed the Portfolio’s limitation of 15% of the net assets of the Portfolio on investing in illiquid securities.

Limited Maturity Bond

The Portfolio:

1.                                       may only invest in non-government securities rated Baa3 or better by Moody’s or BBB or better by S&P or, if not rated, determined to be of comparable quality;

2.                                       invests in money market securities must be rated in the two highest categories by Moody’s or S&P or, if not rated, determined to be of comparable quality;

3.                                       will not invest more than 10% of total assets in foreign government securities;

4.                                       will not have more than 25% of net assets invested in securities of issuers located in any one emerging market;

5.                                       may not borrow more than 10% of the value of its total assets (25% for temporary purposes) (excluding (i) reverse repurchase agreements, (ii) options, futures, options on futures and forward currency contracts, and (iii) borrowing from banks, but only immediately after each borrowing and continuing thereafter there is asset coverage of 300%);

6.                                       may not invest more than 10% of its net assets in illiquid securities (including repurchase agreements and fixed-time deposits subject to withdrawing penalties maturing in more than 7 days);

7.                                       will not invest in obligations issued by a commercial bank or S&L, unless the bank or S&L meets the requirements set forth in this SAI;

8.                                       will manage its precious metals investments and/or futures contracts on metals so that less than 10% of the gross income of the Portfolio for tax purposes during any fiscal year (the current limit on so-called non-qualifying income) is derived from these and other sources that produce such non-qualifying income;

9.                                       may have no more than 25% of its total assets invested in securities of issuers located in any one emerging market country.  The Portfolio’s investments in U.S. issuers are not subject to the foreign country diversification guidelines; and

10.                                 may not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreements, together with any other securities that are not readily marketable, would exceed the Portfolio’s limitation of 15% of the net assets of the Portfolio on investing in illiquid securities.

Liquid Assets

The Portfolio:

1.                                       will not invest in securities rated below the two highest ratings categories;

2.                                       will invest 95% of the investments that, at the time of purchase, are rated in the highest short-term ratings category, or if unrated, determined to be of comparable quality;

3.                                       with respect to 100% of total assets, the Portfolio will not invest more than (i) 5% of such assets in securities of any one issuer (except U.S. government securities), (ii) 10% of such assets subject to demand features or guarantees from a single institution (with respect to 75% of total assets), or (iii) purchase more than 10% of the outstanding voting securities of any one issuer;

4.                                       will not invest in more than the greater of 1% of total assets or $1,000,000 in securities of any one issuer that are rated in the second highest ratings category (excluding U.S. government securities);

5.                                       will not invest in obligations issued or guaranteed by a foreign government (or its agencies or instrumentalities) or by supranational organization that is rated below A by S&P or Moody’s;

6.                                       will not have more than 25% of its net assets invested in securities of issuers located in any one emerging market;

7.                                       will not borrow more than 10% of the value of the total assets and 25% for temporary purposes (excluding (i) reverse repurchase agreements, and (ii) borrowing from banks, but only immediately after each borrowing and continuing thereafter there is asset coverage of 300%);

8.                                       will not invest in obligations issued by a commercial bank or S&L, unless the bank or S&L meets the requirements set forth in this SAI;

9.                                       will not invest more than 10% of its net assets in fixed time deposits; and

10.                                 will not limit its investments in foreign bank obligations to U.S. dollar-denominated obligations.

Lord Abbett Affiliated

The Portfolio:

1.                                       may not invest in warrants (other than warrants acquired by Lord Abbett Affiliated as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 5% of the value of Lord Abbett Affiliated’s net assets or if, as a result, more than 2% of Lord Abbett Affiliated’s net assets would be invested in warrants that are not listed on AMEX or New York Stock Exchange;

2.                                       may not invest in oil, gas and other mineral leases, provided, however, that this shall not prohibit Lord Abbett Affiliated from purchasing publicly traded securities of companies engaging in whole or in part in such activities;

3.                                       may not purchase or sell real property (including limited partnership interests) except to the extent described in Lord Abbett Affiliated’s fundamental investment restriction number (10);

4.                                       may not invest more than 10% of the value of its total assets in illiquid securities;

5.                                       may not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreements, together with any other securities that are not readily marketable, would exceed the Portfolio’s limitation of 15% of the net assets of the Portfolio on investing in illiquid securities; and

6.                                       will manage its precious metals and/or futures contracts on metals so that less than 10% of the gross income of the Portfolio for tax purposes during any fiscal year (the current limit on so-called non-qualifying income) is derived from these and other sources that produce so-called non-qualifying income.

Marsico Growth

The Portfolio:

1.                                       does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short;

2.                                       does not currently intend to purchase securities on margin, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin;

3.                                       may borrow money only (a) from a bank or from a registered investment company or portfolio for which the Sub-Adviser or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment restriction) and only to the extent that the value of the Portfolio’s total assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings;

4.                                       does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued;

5.                                       does not currently intend to lend assets other than securities to other parties, except by (a) lending money to a registered investment company or portfolio for which the Sub-Adviser or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers.  (This limitation does not apply to purchases of debt securities or to repurchase agreements.);

6.                                       may purchase or write options on securities only if (i) aggregate premiums on call options purchased by the Portfolio do not exceed 5% of its assets, (ii) aggregate premiums on put options purchased by the Portfolio do not exceed 5% of its net assets, (iii) not more than 25% of the Portfolio’s net assets would be hedged, and (iv) not more than 25% of the Portfolio’s net assets are used as cover for options written by the Portfolio;

7.                                       may not invest, in the aggregate, more than 15% of its net assets in illiquid securities;

8.                                       may not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreements, together with any other securities that are not readily marketable, would exceed the Portfolio’s limitation of 15% of the net assets of the Portfolio on investing in illiquid securities; and

9.                                       will manage its precious metals and/or futures contracts on metals so that less than 10% of the gross income of the Portfolio for tax purposes during any fiscal year (the current limit on so-called non-qualifying income) is derived from these and other sources that produce so-called non-qualifying income.

With respect to non-fundamental investment restriction (4) if through a change in values, net assets, or other circumstances, the Portfolio was in a position where more than 15% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.

Except with respect to 300% asset coverage for borrowing, whenever any investment restriction states a maximum percentage of the Portfolio’s assets that may be invested in any security, such percentage limitation will be applied only at the time the Portfolio acquires such security and will not be violated by subsequent increases in value relative to other assets held by the Portfolio.

Marsico International Opportunities

The Portfolio:

1.                                       will not enter into any futures contracts if the aggregate amount of the Portfolio’s commitments under outstanding futures contracts positions would exceed the market value of its total assets;

2.                                       does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration thereof, and provided that transactions in futures, options, swaps and forward contracts are not deemed to constitute selling securities short;

3.                                       does not currently intend to purchase securities on margin, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions in futures, options, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin;

4.                                       may not mortgage or pledge any securities owned or held by the Portfolio in amounts that exceed, in the aggregate, 15% of the Portfolio’s net asset value, provided that this limitation does not apply to reverse repurchase agreements, deposits of assets to margin, guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts;

5.                                       does not currently intend to purchase any securities or enter into a repurchase agreement if, as a result, more than 15% of their respective net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market.  The Trustees, or the Portfolio’s investment adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A securities, as amended, or any successor to such rule, and Section 4(2) commercial paper. Accordingly, such securities may not be subject to the foregoing limitation.  In addition, a foreign security that may be freely traded on or through the facilities of an offshore exchange or other established offshore securities market is not subject to this limitation;

6.                                       may not invest in companies for the purpose of exercising control of management;

7.                                       may not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreements, together with any other securities that are not readily marketable, would exceed the Portfolio’s limitation of 15% of the net assets of the Portfolio on investing in illiquid securities; and

8.                                       will manage its precious metals and/or futures contracts on metals so that less than 10% of the gross income of the Portfolio for tax purposes during any fiscal year (the current limit on so-called non-qualifying income) is derived from these and other sources that produce so-called non-qualifying income.

MFS Total Return and Oppenheimer Main Street®

A Portfolio:

1.                                       may not invest more than 15% (10% with respect to the Oppenheimer Main Street®) of the net assets of a Portfolio (taken at market value) in illiquid securities, including repurchase agreements maturing in more than seven days;

2.                                       may not purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities, and except that it may make margin payments in connection with options, futures contracts, options on futures contracts and forward foreign currency contracts and in connection with swap agreements;

3.                                       may not make investments for the purpose of gaining control of a company’s management; and

4.                                       will manage its precious metals and/or futures contracts on metals so that less than 10% of the gross income of the Portfolio for tax purposes during any fiscal year (the current limit on so-called non-qualifying income) is derived from these and other sources that produce so-called non-qualifying income.

MFS Utilities

The Portfolio:

1.                                       may not invest in illiquid investments, including securities subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended, or, in the case of unlisted securities, where no market exists), if more than 15% of the Portfolio’s net assets (taken at market value) would be invested in such securities.  Repurchase agreements maturing in more than seven days will be deemed to be illiquid for purposes of the Portfolio’s limitation on investment in illiquid securities. Securities that are not registered under the 1933 Act but are determined to be liquid by the Board (or its delegatee) will not be subject to this 15% limitation;

2.                                       will manage its precious metals investments and/or futures contracts on metals so that less than 10% of the gross income of the Portfolio for tax purposes during any fiscal year (the current limit on so-called non-qualifying income) is derived from these and other sources that produce such non-qualifying income;

3.                                       may not have more than 25% of its total assets invested in securities of issuers located in any one emerging market country.  The Portfolio’s investments in U.S. issuers are not subject to the foreign country diversification guidelines; and

4.                                       may not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreements, together with any other securities that are not readily marketable, would exceed that Portfolio’s limitation of 15% of the net assets of the Portfolio on investing in illiquid securities.

Except for investment restriction number (1) and the Portfolio’s non-fundamental policy on investing in illiquid securities, these investment restrictions are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy.  In the event the investments exceed the percentage specified in the Portfolio’s non-fundamental policy on illiquid investments, the Portfolio will reduce the percentage of its assets invested in illiquid investments in due course, taking into account the best interests of shareholders.

PIMCO High Yield

The Portfolio:

1.                                       will manage its precious metals investments and/or futures contracts on metals so that less than 10% of the gross income of the Portfolio for tax purposes during any fiscal year (the current limit on so-called non-qualifying income) is derived from these and other sources that produce such non-qualifying income;

2.                                       may not have more than 15% of its total assets invested in securities of issuers located in emerging market companies. The Portfolio’s investments in U.S. issuers are not subject to the foreign country diversification guidelines; and

3.                                       may not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreements, together with any other securities that are not readily marketable, would exceed the Portfolio’s limitation of 15% of the net assets of the Portfolio on investing in illiquid securities.

Unless otherwise indicated, all limitations applicable to the Portfolio investments apply only at the time a transaction is entered into. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, deemed to be of comparable quality), or change in the percentage of the Portfolio assets invested in certain securities or other instruments, or change in the average duration of a Portfolio’s investment portfolio, resulting from market fluctuations or other changes in a Portfolio’s total assets will not require the Portfolio to dispose of an investment until the Sub-Adviser determines that it is practicable to sell or close out the investment without undue market or tax consequences to the Portfolio. In the event that ratings services assign different ratings to the same security, the Sub-Adviser will determine which rating it believes best reflects the security’s quality and risk at that time, which may be the higher of the several assigned ratings.

PIMCO Total Return Bond

The Portfolio:

1.                                       may not invest more than 15% of the net assets of the Portfolio (taken at market value) in illiquid securities, including repurchase agreements maturing in more than seven days;

2.                                       may not purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities, and except that it may make margin payments in connection with options, futures contracts, options on futures contracts and forward foreign currency contracts and in connection with swap agreements;

3.                                       may not make investments for the purpose of gaining control of a company’s management;

4.                                       will manage its precious metals investments and/or futures contracts on metals so that less than 10% of the gross income of the Portfolio for tax purposes during any fiscal year (the current limit on so-called non-qualifying income) is derived from these and other sources that produce such non-qualifying income;

6.                                       may not have more than 10% of its total assets invested in securities of issuers located in emerging market companies.  The Portfolio’s investments in U.S. issuers are not subject to the foreign country diversification guidelines; and

7.                                       may invest in sovereign debt securities rated B, subject to a maximum of 10% in securities rated Ba and B.

Unless otherwise indicated, all limitations applicable to the Portfolio investments apply only at the time a transaction is entered into. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, deemed to be of comparable quality), or change in the percentage of the Portfolio assets invested in certain securities or other instruments, or change in the average duration of a Portfolio’s investment portfolio, resulting from market fluctuations or other changes in a Portfolio’s total assets will not require the Portfolio to dispose of an investment until the Sub-Adviser determines that it is practicable to sell or close out the investment without undue market or tax consequences to the Portfolio. In the event that ratings services assign different ratings to the same security, the Sub-Adviser will determine which rating it believes best reflects the security’s quality and risk at that time, which may be the higher of the several assigned ratings.

Pioneer Equity Income

The Portfolio:

1.                                       will manage its precious metals investments and/or futures contracts on metals so that less than 10% of the gross income of the Portfolio for tax purposes during any fiscal year (the current limit on so-called non-qualifying income) is derived from these and other sources that produce such non-qualifying income;

2.                                       may have no more than 25% of its total assets invested in securities of issuers located in any one emerging market country.  The Portfolio’s investments in U.S. issuers are not subject to the foreign country diversification guidelines; and

3.                                       may not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreements, together with any other securities that are not readily marketable, would exceed the Portfolio’s limitation of 15% of the net assets of the Portfolio on investing in illiquid securities.

Pioneer Fund

The Portfolio:

1.                                       may not have more than 25% of its total assets in securities of issuers located in any one emerging market country.  The Portfolio’s investments in U.S. issuers are not subject to the foreign country diversification guidelines; and

2.                                       may not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreements, together with any other securities that are not readily marketable, would exceed the Portfolio’s limitation of 15% of the net assets of the Portfolio on investing in illiquid securities.

Pioneer Mid Cap Value

The Portfolio:

1.                                       will manage its precious metals investments and/or futures contracts on metals so that less than 10% of the gross income of the Portfolio for tax purposes during any fiscal year (the current limit on so-called non-qualifying income) is derived from these and other sources that produce such non-qualifying income;

2.                                       may have no more than 25% of its total assets invested in securities of issuers located in any one emerging market country.  The Portfolio’s investments in U.S. issuers are not subject to the foreign country diversification guidelines; and

3.                                       may not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreements, together with any other securities that are not readily marketable, would exceed the Portfolio’s limitation of 15% of the net assets of the Portfolio on investing in illiquid securities.

Stock Index

The Portfolio:

1.                                       will manage its precious metals investments and/or futures contracts on metals so that less than 10% of the gross income of the Portfolio for tax purposes during any fiscal year (the current limit on so-called non-qualifying income) is derived from these and other sources that produce such non-qualifying income;

2.                                       may have no more than 25% of its total assets invested in securities of issuers located in any one emerging market country.  The Portfolio’s investments in U.S. issuers are not subject to the foreign country diversification guidelines; and

3.                                       may not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreements, together with any other securities that are not readily marketable, would exceed the Portfolio’s limitation of 15% of the net assets of the Portfolio on investing in illiquid securities.

T. Rowe Price Capital Appreciation

The Portfolio:

1.                                       may not have more than 25% of its total assets in securities of issuers located in any one emerging market country.  The Portfolio’s investments in U.S. issuers are not subject to the foreign country diversification guidelines; and

2.                                       may not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreements, together with any other securities that are not readily marketable, would exceed the Portfolio’s limitation of 15% of the net assets of the Portfolio on investing in illiquid securitie.

T. Rowe Price Equity Income

The Portfolio:

1.                                       will manage its precious metals investments and/or futures contracts on metals so that less than 10% of the gross income of the Portfolio for tax purposes during any fiscal year (the current limit on so-called non-qualifying income) is derived from these and other sources that produce such non-qualifying income;

2.                                       may have no more than 25% of its total assets invested in securities of issuers located in any one emerging market country.  The Portfolio’s investments in U.S. issuers are not subject to the foreign country diversification guidelines; and

3.                                       may not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreements, together with any other securities that are not readily marketable, would exceed the Portfolio’s limitation of 15% of the net assets of the Portfolio on investing in illiquid securities.

T. Rowe Price Personal Strategy Growth

The Portfolio:

1.                                       may not enter into a repurchase agreement having more than seven days remaining to maturity, if, as a result, such agreements, together with any other securities that are not readily marketable, would exceed the Portfolio’s limitation of 15% of the net assets of the Portfolio on investing in illiquid securities.

Templeton Global Growth

The Portfolio:

1.                                       may not purchase or sell commodities or commodities contracts (which, for the purpose of this restriction, shall not include foreign currency or forward foreign currency contracts or futures contracts on currencies), except that the Portfolio may engage in interest rate futures contracts, stock index futures contracts, futures contracts based on other financial instruments, and in options on such futures contracts;

2.                                       may not lend money to other persons, except by the purchase of obligations in which the Portfolio is authorized to invest and by entering into repurchase agreements. For purposes of this restriction, collateral arrangements with respect to options, forward currency and futures transactions will not be deemed to involve the lending of money;

3.                                       may not lend securities in excess of 33 1/3% of the value of its total assets. For purposes of this restriction, collateral arrangements with respect to options, forward currency and futures transactions will not be deemed to involve loans of securities;

4.                                       may not knowingly invest more than 15% of the value of its net assets in securities or other investments, including repurchase agreements maturing in more than seven days but excluding master demand notes, that are not readily marketable;

5.                                       may not sell securities short or purchase securities on margin, except that it may obtain such short-term credits as may be required to clear transactions. For purposes of this restriction, collateral arrangements with respect to hedging and other strategic transactions will not be deemed to involve the use of margin;

6.                                       may not write or purchase options on securities, financial indices or currencies, except to the extent the Portfolio is specifically authorized to engage in hedging and other strategic transactions;

7.                                       may not purchase securities for the purpose of exercising control or management;

8.                                       may not purchase securities of other investment companies if the purchase would cause more than 10% of the value of the portfolio’s total assets to be invested in investment company securities, provided that (i) no investment will be made in the securities of any one investment company if immediately after such investment more than 3% of the outstanding voting securities of such company would be owned by the portfolio or more than 5% of the value of the Portfolio’s total assets would be invested in such company and (ii) no restrictions shall apply to a purchase of investment company securities in connection with a merger, consolidation or reorganization;

 For purposes of this restriction, privately issued collateralized mortgage obligations will not be treated as investment company securities if issued by “Exemptive Issuers.” Exemptive Issuers are defined as unmanaged, fixed-asset issuers that (a) invest primarily in mortgage-backed securities, (b) do not issue redeemable securities as defined in Section 2(a) (32) of the 1940 Act, (c) operate under general exemptive orders exempting them from all provisions of the 1940 Act, and (d) are not registered or regulated under the 1940 Act as investment companies;

9.                                       may not pledge, hypothecate, mortgage or transfer (except as provided in restriction (4)) as security for indebtedness any securities held by the Portfolio, except in an amount of not more than 33 1/3% of the value of the Portfolio’s total assets and then only to secure borrowings permitted by restriction (3). For purposes of this restriction, collateral arrangements with respect to hedging and other strategic transactions will not be deemed to involve a pledge of assets; and

10.                                 may not have more than 25% of its total assets in securities of issuers located in any one emerging market country.  The Portfolio’s investments in U.S. issuers are not subject to the foreign country diversification guidelines.

Van Kampen Capital Growth

The Portfolio:

1.                                       may not have more than 25% of its total assets in securities of issuers located in any one emerging market country.  The Portfolio’s investments in U.S. issuers are not subject to the foreign country diversification guidelines;

2.                                       may not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreements, together with any other securities that are not readily marketable, would exceed the Portfolio’s limitation of 15% of the net assets of the Portfolio on investing in illiquid securities; and

3.                                       will manage its precious metals and/or futures contracts on metals so that less than 10% of the gross income of the Portfolio for tax purposes during any fiscal year (the current limit on so-called non-qualifying income) is derived from these and other sources that produce so-called non-qualifying income.

Van Kampen Global Franchise

The Portfolio:

1.                                       does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short;

2.                                       does not currently intend to purchase securities on margin, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin;

3.                                       may borrow money only (a) from a bank or from a registered investment company or portfolio for which the Sub-Adviser or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment restriction) and only to the extent that the value of the Portfolio’s total assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings; and provided further that the borrowing may be made only for temporary, extraordinary or emergency purposes in amounts not exceeding 20% of the value of the Portfolio’s total assets at the time of borrowing;

4.                                       does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued;

5.                                       does not currently intend to lend assets other than securities to other parties, except by (a) lending money up to 15% of the Portfolio’s net assets to a registered investment company or portfolio for which the Sub-Adviser or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers.  (This limitation does not apply to purchases of debt securities or to repurchase agreements.);

6.                                       may purchase or write options on securities only if (i) aggregate premiums on call options purchased by the Portfolio do not exceed 5% of its assets, (ii) aggregate premiums on put options purchased by the Portfolio do not exceed 5% of its net assets, (iii) not more than 25% of the Portfolio’s net assets would be hedged, and (iv) not more than 25% of the Portfolio’s net assets are used as cover for options written by the Portfolio;

7.                                       may not have more than 25% of its total assets in securities of issuers located in any one emerging market country.  The Portfolio’s investments in U.S. issuers are not subject to the foreign country diversification guidelines;

8.                                       may not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreements, together with any other securities that are not readily marketable, would exceed the Portfolio’s limitation of 15% of the net assets of the Portfolio on investing in illiquid securities; and

9.                                       will manage its precious metals and/or futures contracts on metals so that less than 10% of the gross income of the Portfolio for tax purposes during any fiscal year (the current limit on so-called non-qualifying income) is derived from these and other sources that produce so-called non-qualifying income.

With respect to non-fundamental investment restriction (4) if through a change in values, net assets, or other circumstances, the Portfolio was in a position where more than 15% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.

Except with respect to 300% asset coverage for borrowing, whenever any investment restriction states a maximum percentage of the Portfolio’s assets that may be invested in any security, such percentage limitation will be applied only at the time the Portfolio acquires such security and will not be violated by subsequent increases in value relative to other assets held by the Portfolio.

Van Kampen Global Tactical Asset Allocation

The Portfolio:

1.                                       may not enter into a repurchase agreement having more than seven days remaining to maturity, if, as a result, such agreements, together with any other securities that are not readily marketable, would exceed the Portfolio’s limitation of 15% of the net assets of the Portfolio on investing in illiquid securities.

Van Kampen Growth and Income

The Portfolio:

1.                                       may not make short sales of securities, except short sales against the box; or

2.                                       may not invest in securities that are illiquid because they are subject to legal or contractual restrictions on resale, in repurchase agreements maturing in more than seven days, or other securities which in the determination of the Sub-Adviser are illiquid if, as a result of such investment, more than 15% of the net assets of the Portfolio (taken at market value at the time of such investment) would be invested in such securities;

3.                                       may not have more than 25% of its total assets invested in securities of issuers located in any one emerging market country.  The Portfolio’s investments in U.S. issuers are not subject to the foreign country diversification guidelines;

4.                                       may not have more than 25% of its total assets in securities of issuers located in any one emerging market country.  The Portfolio’s investments in U.S. issuers are not subject to the foreign country diversification guidelines;

5.                                       may not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreements, together with any other securities that are not readily marketable, would exceed the Portfolio’s limitation of 15% of the net assets of the Portfolio on investing in illiquid securities; and

6.                                       will manage its precious metals and/or futures contracts on metals so that less than 10% of the gross income of the Portfolio for tax purposes during any fiscal year (the current limit on so-called non-qualifying income) is derived from these and other sources that produce so-called non-qualifying income.

Wells Fargo Small Cap Disciplined

The Portfolio:

1.                                       will manage its precious metals investments and/or futures contracts on metals so that less than 10% of the gross income of the Portfolio for tax purposes during any fiscal year (the current limit on so-called non-qualifying income) is derived from these and other sources that produce such non-qualifying income;

2.                                       may have no more than 25% of its total assets invested in securities of issuers located in any one emerging market country.  The Portfolio’s investments in U.S. issuers are not subject to the foreign country diversification guidelines; and

3.                                       may not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreements, together with any other securities that are not readily marketable, would exceed the Portfolio’s limitation of 15% of the net assets of the Portfolio on investing in illiquid securities.

For all Portfolios, if a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

NON-FUNDAMENTAL INVESTMENT POLICIES

The Board has also adopted the following non-fundamental investment policies for each of the following Portfolios, which may be changed upon 60 days’ prior notice to shareholders.  If, subsequent to an investment, the 80% requirement is no longer met, a Portfolio’s future investments will be made in a manner that will bring the Portfolio into compliance with this policy.

AllianceBernstein Mid Cap Growth

Under normal circumstances, the Portfolio will invest at least 80% of its net assets (plus borrowings for investment purposes) in common stock of mid-capitalization companies.

Artio Foreign

The Portfolio normally invests at least 80% of its net assets (plus borrowings for investment purposes) in international equity securities.

BlackRock Inflation Protected

The Sub-Adviser normally invests at least 80% of its net assets (plus borrowings for investment purposes) in inflation-indexed bonds of varying maturities, issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and U.S. and non-U.S. corporations.

BlackRock Large Cap Growth

The Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of large capitalization companies.

BlackRock Large Cap Value

The Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in a diversified portfolio of equity securities of large-capitalization companies.

Clarion Real Estate

The Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in common abd preferred stocks of U.S. real estate investment trusts (“REITs”) and real estate companies.

Clarion Global Real Estate

Under normal market conditions, the Portfolio will invest at least 80% of its net assets (plus borrowings for investment purposes) in a portfolio of equity securities of companies that are principally engaged in the real estate industry.

Disciplined Small Cap Value

The Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in securities of small-capitalization companies included in the Russell 2000® Value Index.

Evergreen Health Sciences

The Portfolio is a non-diversified portfolio that will normally invest at least 80% of its net assets (plus borrowings for investment purposes) in the equity securities of health care companies, meaning companies that develop, produce or distribute products or services related to the health care or medical industries and that the Sub-Adviser determines derive a substantial portion, i.e., more than 50%, of their sales from products and services in health care.

FMRSM Diversified Mid Cap

The Sub-Adviser normally invests at least 80% of its net assets (plus borrowings for investment purposes) in securities of companies with medium market capitalizations.

Global Resources

The Portfolio will normally invest at least 80% of its net assets (plus borrowings for investment purposes) in the equity securities of companies in the natural resources industries located in a number of different countries, one of which may be the United States.

Index Plus International Equity Portfolio

The Portfolio normally invests at least 80% of its net assets (plus borrowings for investment purposes) in stocks included in the MSCI EAFE® Index, exchange-traded funds and derivatives (including futures and options) whose economic returns are similar to the MSCI EAFE® Index or its components.

JPMorgan Emerging Markets Equity

The Portfolio normally invests at least 80% of its net assets (plus borrowings for investment purposes) in the equity securities of issuers located in at least three countries with emerging securities markets.

JPMorgan Small Cap Core Equity

Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of small-capitalization companies.

JPMorgan Value Opportunities

Under normal circumstances, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of mid- and large-capitalization companies at the time of purchase.

Limited Maturity Bond

The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets (plus borrowing for investment purposes) in a diversified portfolio of bonds that are primarily limited maturity debt securities.

MFS Utilities

The Sub-Adviser normally invests at least 80% of its net assets (plus borrowings for investment purposes) in securities of issuers in the utilities sector.

Multi-Manager International Small Cap

Under normal conditions, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in securities of small market capitalization companies.

PIMCO High Yield

The Portfolio seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus borrowings for investment purposes) in a diversified portfolio of high-yield securities (“junk bonds”) which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements rated below investment grade but rated at least CCC/Caa by Moody’s, S&P, or Fitch, or if unrated, determined by the Sub-Adviser to be of comparable quality, subject to a maximum of 5% of total assets in CCC/Caa securities, determined at the time of investment.

PIMCO Total Return Bond

The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets (plus borrowings for investment purposes) in a diversified portfolio of fixed-income instruments of varying maturities which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

Pioneer Equity Income

Normally, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes), in equity securities of U.S. issuers that are expected to provide income.

Pioneer Mid Cap Value

The Portfolio normally invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of mid-size companies.

Stock Index

The Portfolio normally invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies included in the Standard & Poor’s 500® Composite Stock Price Index (“S&P 500® Index”) or equity securities of companies that are representative of the S&P 500® Index (including derivatives).

T. Rowe Price Equity Income

The Portfolio normally invests at least 80% of its net assets (plus borrowings for investment purposes) in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends.

Van Kampen Capital Growth

Prior to July 15, 2009, the Portfolio normally invested at least 80% of the net assets (plus borrowings for investment purposes) in growth-oriented equity securities. Effective July 15, 2009 the Portfolio will invests primarily, (at least 65% of its assets) in growth-oriented companies.

Wells Fargo Small Cap Disciplined

The Portfolio normally invests at least 80% of its net assets (plus borrowings for investment purposes) in the securities of small-capitalization companies that the Sub-Adviser believes will present attractive opportunities but have not been widely recognized by investment analysts or the financial press.

MANAGEMENT OF THE TRUST

The business and affairs of the Trust are managed under the direction of the Trust’s Board according to the applicable laws of the Commonwealth of Massachusetts and the Trust’s Amended and Restated Agreement and Declaration of Trust.  The Board governs each Portfolio and is responsible for protecting the interests of shareholders.  The Trustees are experienced executives who oversee the Trust’s activities, review contractual arrangements with companies that provide services to each Portfolio, and review each Portfolio’s performance.

Set forth in the table on the following page is information about each Trustee of the Trust.

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served (1)	Principal Occupation(s) — During the Past 5 Years	Number of Portfolios in ING Fund Complex Overseen by Trustee (2)(3)	Other Directorships Held by Trustee

Independent Trustees

Colleen D. Baldwin (4) 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 48	Trustee	November 2007- Present	Consultant, Glantuam Partners, LLC (January 2009 — Present); President, National Charity League/Canaan Parish Board (June 2008 — Present); and Consultant (January 2005 — Present). Formerly, Chief Operating Officer, Ivy Asset Management Group (April 2002 — October 2004).	158	None.

John V. Boyer 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 55	Trustee	January 2005 — Present	President, Bechtler Arts Foundation (January 2008 — Present). Formerly, Consultant (July 2007 — February 2008); President and Chief Executive Officer, Franklin and Eleanor Roosevelt Institute (March 2006 — July 2007), and Executive Director, The Mark Twain House & Museum (5) (September 1989 — March 2006).	158	None.

Patricia W. Chadwick 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 60	Trustee	January 2006 — Present	Consultant and President of Ravengate Partners LLC (January 2000 — Present).	158	Wisconsin Energy Corporation (June 2006 — Present).

Peter S. Drotch(6) 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 67	Trustee	November 2007- Present	Retired Partner, PricewaterhouseCoopers, LLP.	158	First Marblehead Corporation, (September 2003- Present).

J. Michael Earley 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 63	Trustee	January 1997 — Present	Retired. Formerly, President and Chief Executive Officer, Bankers Trust Company, N.A., Des Moines (June 1992 — December 2008).	158	Bankers Trust Company, N.A. (June 1992 — Present) and Midamerica Financial Corporation (December 2002 — Present).

Patrick W. Kenny 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 66	Trustee	January 2005 —Present	President and Chief Executive Officer, International Insurance Society (June 2001 — Present).	158	Assured Guaranty Ltd. (April 2004 — Present) and Odyssey Re Holdings Corporation (November 2006 — Present).

Sheryl K. Pressler 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 58	Trustee	January 2006 — Present	Consultant (May 2001 — Present).	158	Stillwater Mining Company (May 2002 — Present).

Roger B. Vincent (7) 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 63	Chairperson and Trustee	January 1994 — Present	President, Springwell Corporation (March 1989 — Present).	158	UGI Corporation (February 2006 — Present); and UGI Utilities, Inc. (February 2006 — Present).

Set forth in the table on the following page is information about each Trustee of the Trust.

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served (1)	Principal Occupation(s) — During the Past 5 Years	Number of Portfolios in ING Fund Complex Overseen by Trustee (2)(3)	Other Directorships Held by Trustee

Trustees who are “Interested Persons”:

Robert W. Crispin(8) 7337 East Doubletree Ranch Road Scottsdale, AZ 85258 Age: 62	Trustee	November 2007- Present	Retired. Formerly, Chairman and Chief Executive Officer, ING Investment Management Co. (July 2001 — December 2007).	158	ING Canada Inc. (December 2004 — Present) and ING Bank fsb (June 2001 — Present).

Shaun P. Mathews(8) 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 53	Trustee	November 2007 — Present	President and Chief Executive Officer, ING Investments, LLC (November 2006 — Present). Formerly, President, ING Mutual Funds and Investment Products (November 2004 — November 2006), and Chief Marketing Officer, ING USFS (April 2002 — October 2004).	196

ING Services Holding Company, Inc. (May 2000 — Present); Southland Life Insurance Company (June 2002 — Present); and ING Capital Corporation, LLC, ING Funds Distributor(9), LLC, ING Funds Services(10), LLC, ING Investments, LLC(11) and ING Pilgrim Funding, Inc. (December 2005 — Present).

(1)  Trustees serve until their successors are duly elected and qualified.  The tenure of each Trustee is subject to the Board’s retirement policy, which states that each Independent Trustee shall retire from service as a Trustee at the conclusion of the first regularly scheduled quarterly meeting of the Board that is held after  (a) the Trustee reaches the age of 70, if that Trustee qualifies for a retirement benefit as discussed in the Board’s retirement policy; or (b) the Trustee reaches the age 72 or has served as a Trustee for 15 years, whichever comes first, if that Trustee does not qualify for the retirement benefit.  A unanimous vote of the Board may extend the retirement date of a Trustee for up to one year.  An extension may be permitted if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for purposes of appointing a successor to the Trustee or if otherwise necessary under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer needed.

(2)  For  the purpose of this table (except for Mr. Mathews), “Fund Complex” means the following investment companies: ING Asia Pacific High Dividend Equity Income Fund, ING Equity Trust; ING Funds Trust; ING Global Advantage and Premium Opportunity Fund; ING Global Equity Dividend and Premium Opportunity Fund; ING Infrastructure Development Equity Fund; ING International High Dividend Equity Income Fund; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Partners, Inc.; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Variable Insurance Trust and ING Variable Products Trust.  For Mr. Mathews, the Fund Complex also includes the following investment companies: ING Series Fund, Inc.; ING Strategic Allocation Portfolio, Inc.; ING VP Balanced Portfolio, Inc.; ING VP Intermediate Bond Portfolio; ING VP Money Market Portfolio; ING Variable Funds; and ING Variable Portfolios, Inc.

(3)  The number of Funds in the Complex is as of  March 31, 2009.

(5)  Mr. Boyer held a seat on the Board of Trustees of The Mark Twain House & Museum from September 1989 to November 2005.  ING Groep N.V. affiliates make non-material charitable contributions to The Mark Twain House & Museum.

(6)  Mr. Drotch, who began serving as a Trustee of the Portfolios on November 28, 2007, held on that date of securities issued by AXA Advisors, Allianz Global Investors, JP Morgan Chase & Co. and Legg Mason, Inc. Mr. Drotch subsequently sold his entire position in AXA Advisors on January 29, 2008, Allianz Global Investors on February 27, 2008, JP Morgan Chase & Co. on March 24, 2008, and Legg Mason, Inc. on February 23, 2008. AllianceBernstein LP, a subsidiary of AXA Advisors; Pacific Investment Management Company LLC and OppenheimerFunds, Inc., subsidiaries of Allianz Global Investors; J.P. Morgan Investment Management, Inc., a subsidiary of JP Morgan Chase & Co.; and Legg Mason Capital Management Inc. and Batterymarch Financial Management, Inc., subsidiaries of Legg Mason, Inc. act as sub-advisers for certain Portfolios. For the period that he held those securities, Mr. Drotch was an “interested person” (as that term is defined in the 1940 Act)  of the Portfolios for which these firms or their affiliates served as sub-advisers. Mr. Drotch may also have been an “interested person” of the Trust from November 28, 2007 through the date of the sale of the above-referenced security or securities.

(7)  Mr. Vincent may have been deemed to be an interested person of the Trust, as defined in the 1940 Act during a portion of 2002, because he had beneficial ownership of 200 shares of Goldman, Sachs & Co., the parent company of a sub-adviser to one of the Portfolios of the Trust, during a portion of 2002.  Mr. Vincent no longer has beneficial ownership of those shares.

(8)   Messrs. Crispin and Mathews are deemed to be “interested persons” of the Company and the Trust as defined in the 1940 Act because of their affiliation with ING Groep, N.V., the parent corporation of the adviser, ING Investments, LLC and the Distributor.

(9)  ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(10)  ING Funds Services, LLC was previously named ING Pilgrim Group, LLC.  ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(11) ING Investments, LLC was previously named ING Pilgrim Investments, LLC.  ING Pilgrim Investments, LLC is the sucessor in interest to ING Pilgrim Investments, Inc. which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(4) Ms. Baldwin began serving as a Trustee of the Trust on November 28, 2007. On that date, she held a beneficial ownership in securities issued by Wachovia Corporation, Bank of America Corporation and Merrill Lynch & Co., Inc. Ms. Baldwin subsequently sold her entire position in Wachovia Corporation on June 4, 2008, Bank of America Corporation on June 4, 2008 and Merrill Lynch & Co., Inc. on May 19, 2008.  BlackRock Investment Management, LLC, an affiliate of Merrill Lynch & Co., Inc. and Columbia Management Advisors, LLC, an investment management division of Bank of America Corporation, and Evergreen Investment Management Company, LLC, a subsidiary of Wachovia Corporation, act as sub-advisers for certain Portfolios.  For the period that she was a beneficial owner, Ms. Baldwin was an “interested person” (as that term is defined in the 1940 Act) of the Portfolios for which these firms or their affiliates served as sub-advisers. Ms. Baldwin may have been an “interested person” of the Trust from November 28, 2007 through June 4, 2008 as a result of her ownership of the above-referenced securities.

Information about the Trust’s officers is set forth in the table below:

Name, Address and Age	Positions Held with the Trust	Term of Office and Length of Time Served (1)	Principal Occupation(s) During the Last Five Years

Shaun P. Mathews 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 53	President and Chief Executive Officer	November 2006 — Present

President and Chief Executive Officer, ING Investments, LLC(2) (November 2006 — Present). Formerly, President, ING Mutual Funds and Investment Products (November 2004 — November 2006), and Chief Marketing Officer, ING USFS (April 2002 — October 2004).

Michael J. Roland 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 50	Executive Vice President	March 2003 — Present

Head of Mutual Fund Platform (February 2007 — Present); and Executive Vice President, ING Investments, LLC(2) and ING Funds Services, LLC(3) (December 2001 — Present). Formerly, Executive Vice President, Head of Product Management (January 2005 — January 2007); Chief Compliance Officer, ING Investments, LLC(2) and Directed Services LLC(4) (October 2004 — December 2005); and Chief Financial Officer and Treasurer, ING Investments, LLC(2), (December 2001 — March 2005).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 58	Executive Vice President	March 2003 — Present	Executive Vice President, ING Investments, LLC(2) (July 2000 — Present) and Chief Investment Risk Officer, ING Investments, LLC(2) (January 2003 — Present).

Joseph M. O’Donnell 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 54	Executive Vice-President Chief Compliance Officer	March 2006 — Present November 2004 — Present

Chief Compliance Officer of the ING Funds (November 2004 — Present); and Executive Vice President of the ING Funds (March 2006 — Present). Formerly, Chief Compliance Officer of ING Investments, LLC(2) (March 2006 — July 2008); Investment Advisor Chief Compliance Officer, Directed Services LLC(4) (March 2006 — July 2008) and ING Life Insurance and Annuity Company (March 2006 — December 2006); and Vice President, Chief Legal Counsel, Chief Compliance Officer and Secretary of Atlas Securities, Inc., Atlas Advisers, Inc. and Atlas Funds (October 2001 — October 2004).

Todd Modic 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 41	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 — Present	Senior Vice President, ING Funds Services, LLC(3) (March 2005 — Present). Formerly, Vice President, ING Funds Services, LLC(3) (September 2002 — March 2005).

Name, Address and Age	Positions Held with the Trust	Term of Office and Length of Time Served (1)	Principal Occupation(s) During the Last Five Years

Kimberly A. Anderson 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 44	Senior Vice President	November 2003 — Present	Senior Vice President, ING Investments, LLC(2) (October 2003 — Present).

Ernest J. C’DeBaca 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 39	Senior Vice President	May 2006 - Present

Chief Compliance Officer, ING Investments, LLC(2) (July 2008 — Present); Investment Advisor Chief Compliance Officer, Directed Services LLC(4) (July 2008 — Present); Head of Retail Compliance, ING Funds Distributor, LLC(5) and ING Funds Services, LLC(3), (July 2008 — Present); and Senior Vice President, ING Investments, LLC(2) (December 2006 — Present), ING Funds Services, LLC(3) (April 2006 Present), ING Funds Distributor, LLC(5) (July 2008 — Present), and Directed Services LLC(4) (July 2008 — Present). Formerly, Counsel, ING Americas, U.S. Legal Services (January 2004-March 2006).

Robert Terris 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 38	Senior Vice President	May 2006 — Present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC(3) (May 2006 — Present). Formerly, Vice President of Administration, ING Funds Services, LLC(3) (October 2001 — May 2006).

William Evans 10 State House Square Hartford, CT 06103 Age: 36	Vice President	September 2007 — Present

Vice President, Head of Mutual Fund Advisory Group (April 2007 — Present). Formerly, Vice President, U.S. Mutual Funds and Investment Products (May 2005 — April 2007); and Senior Fund Analyst, U.S. Mutual Funds and Investment Products (May 2002 — May 2005).

Robyn L. Ichilov 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 41	Vice President and Treasurer	November 1999 — Present	Vice President and Treasurer, ING Funds Services, LLC(3) (November 1995 — Present) and ING Investments, LLC(2) (August 1997 — Present).

Lauren D. Bensinger 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 55	Vice President	February 2003 — Present

Vice President and Chief Compliance Officer, ING Funds Distributor, LLC(5) (August 1995 - Present); Vice President, ING Investments, LLC(2) and ING Funds Services, LLC(3) (February 1996 — Present) and Director of Compliance, ING Investments, LLC(2) (October 2004 — Present). Formerly, Chief Compliance Officer, ING Investments, LLC2 (October 2001 - October 2004).

Maria M. Anderson 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 50	Vice President	September 2004 — Present	Vice President, ING Funds Services, LLC(3) (September 2004 — Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (October 2001 — September 2004).

Denise Lewis 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 45	Vice President	January 2007 — Present	Vice President, ING Funds Services, LLC(3) (December 2006 — Present). Formerly, Senior Vice President, UMB Investment Services Group, LLC (November 2003 — December 2006).

Kimberly K. Springer 7337 East Doubletree Ranch Road Scottsdale, AZ 85258 Age: 51	Vice President	March 2006 — Present	Vice President, ING Funds Services, LLC(3) (March 2006 — Present). Formerly, Assistant Vice President, ING Funds Services, LLC3 (August 2004 — March 2006); Manager, Registration Statements, ING Funds

Name, Address and Age	Positions Held with the Trust	Term of Office and Length of Time Served (1)	Principal Occupation(s) During the Last Five Years

Services, LLC(3) (May 2003 — August 2004).

Susan P. Kinens 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 32	Assistant Vice President	January 2003 — Present	Assistant Vice President, ING Funds Services, LLC(3) (December 2002 — Present).

Craig Wheeler 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 40	Assistant Vice President	May 2008 - Present

Assistant Vice President — Director of Tax, ING Funds Services, LLC(3) (March 2008 — Present). Formerly, Tax Manager, ING Funds Services, LLC(3) (March 2005 — March 2008); and Tax Senior, ING Funds Services, LLC(3) (January 2004 — March 2005).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 44	Secretary	August 2003 — Present	Chief Counsel, ING Americas, U.S. Legal Services (September 2003 — Present).

Theresa K. Kelety 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 46	Assistant Secretary	August 2003 — Present	Senior Counsel, ING Americas, U.S. Legal Services (April 2008 — Present). Formerly, Counsel, ING Americas, U.S. Legal Services (April 2003 — April 2008).

Kathleen Nichols 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 33	Assistant Secretary	May 2008 - Present	Counsel, ING Americas, U.S. Legal Services (February 2008 — Present). Formerly, Associate, Ropes & Gray LLP (September 2005 — February 2008).

(1)	The Officers hold office until the next annual meeting of the Trustees and until their successors shall have been elected and qualified.
(2)

ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the sucessor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(3)

ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the sucessor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(4)	Directed Services LLC is the successor in interest to Directed Services, Inc.

(5)

ING Funds Distributor, LLC is the sucessor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

Share Ownership Policy

In order to further align the interests of the Independent Trustees with shareholders, it is the policy of the Board for Independent Trustees to own beneficially shares of one or more funds managed by ING entities at all times (“Policy”). For this purpose, beneficial ownership of Portfolio shares includes ownership of a variable annuity contract or a variable life insurance policy whose proceeds are invested in a Portfolio of the Trust.

Under this Policy, the initial value of investments in one or more mutual funds in the ING Funds Complex that are beneficially owned by a Trustee must equal at least $100,000.  Existing Trustees shall have a reasonable amount of time from, not to exceed three years, from the date upon which the minimal ownership was set at $100,000 in order to satisfy the foregoing requirements.  A new Trustee shall satisfy the foregoing requirements within a reasonable amount of time, not to exceed three years, of becoming a Trustee.  A decline in the value of any Portfolio’s investments will not cause a Trustee to have to make any additional investments under this Policy.

Investment in mutual funds of the ING Funds Complex by the Trustees pursuant to this Policy  are subject to the market timing policies applied by the mutual funds of the ING Fund Complex to other similar investors and any provisions of the ING Funds’ Code of Ethics that otherwise applies to the Trustees.

Trustees’ Portfolio Equity Ownership Positions

Set forth in the table below is information regarding each Trustee’s ownership of equity securities of a Portfolio overseen by the Directors and the aggregate holdings of shares of equity securities of all Portfolios of the Trust for the calendar year ended December 31, 2008.

	Dollar Range of Equity Securities in the Trust as of December 31, 2008				Aggregate Dollar Range of Equity Securities in All Registered Investment
Name of Trustee	FMRSM Diversified Mid Cap	Janus Contrarian	Marsico Growth	T. Rowe Price Capital Appreciation	Companies Overseen by Trustee in Family of Investment Companies
Colleen D. Baldwin	N/A	N/A	N/A	N/A	$10,000 - $50,000(1)
John V. Boyer	N/A	N/A	N/A	N/A	$50,000 - $100,000
Patricia W. Chadwick	N/A	$10,000 - $50,000	N/A	N/A	$10,000 - $50,000(2)
Peter S. Drotch	N/A	N/A	N/A	N/A	$50,000 - $100,000
J. Michael Earley	$10,000 - $50,000	N/A	$10,000 - $50,000	N/A	Over $100,000
Patrick W. Kenny	N/A	N/A	N/A	N/A	$10,000 - $50,000 and $50,000 - $100,000(1)
Sheryl K. Pressler	N/A	N/A	N/A	N/A	Over $100,000(1)
Roger B. Vincent	N/A	N/A	N/A	Over $100,000	Over $100,000 and Over $100,000(1)
Robert W. Crispin	N/A	N/A	N/A	N/A	N/A
Shaun P. Mathews	N/A	N/A	N/A	N/A	Over $100,000 and $10,000 - $50,000(1)

(1)	Held in a Deferred Compensation Account and/or 401(k) account.

(2)	As of January 9, 2009, Ms. Chadwick had over $100,000 in the equity securities of the ING Funds.

Board

The Board governs each Portfolio and is responsible for protecting the interests of the shareholders. The Trustees are experienced executives who oversee the Portfolios’ activities, review contractual arrangements with companies that provide services to each Portfolio, and review each Portfolio’s performance.

Frequency of Board Meetings

The Board currently conducts regular meetings seven (7) times a year. The Audit Committee and the Compliance Committee also meet regularly four (4) times per year, the Investment Review Committees meet six (6) times per year, the Contracts Committee meets seven (7) times per year and the remaining Committees meet as needed. In addition, the Board or the Committees may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting. Each Committee listed below operates pursuant to a Charter approved by the Board.

Committees

Executive Committee.  The Board has established an Executive Committee whose function is to act on behalf of the full Board between meetings when necessary.  The Executive Committee currently consists of three (3) Independent Trustees and two (2) Trustees who are “interested persons,” as defined in the 1940 Act of each Portfolio.  The following Trustees currently serve as members of the Executive Committee: Ms. Pressler and Messrs. Boyer, Crispin, Mathews and Vincent.  Mr. Vincent, Chairman of the Board, serves as the Chairperson of the Executive Committee.

The Executive Committee held eleven (11) meetings during the fiscal year ended December 31, 2008.

Audit Committee.  The Board has established an Audit Committee whose functions include, among others, meeting with the independent registered public accounting firm of the Trust to review the scope of the Trust’s audit, the Trust’s financial statements and interim accounting controls, and meeting with management concerning these matters.  The Audit Committee currently consists of four (4) Independent Trustees.  The following Trustees currently serve as members of the Audit Committee:  Mses. Chadwick and Pressler and Messrs. Drotch and Earley.  Mr. Earley currently serves as Chairperson of the Audit Committee.  Messrs. Earley and Drotch have also been designated as the Audit Committee’s financial experts under the Sarbanes-Oxley Act.

The Audit Committee held six (6) meetings during the fiscal year ended December 31, 2008.

Compliance Committee.  The Board has established a Compliance Committee for the purpose of, among other things, coordinating activities between the Board and the Chief Compliance Officer (“CCO”) of the Trust.  The Compliance Committee facilitates the information flow among Board members and the CCO between Board meetings; works with the CCO and management to identify the types of reports to be submitted by the CCO to the Compliance Committee and the Board; coordinates CCO oversight activities with other ING Fund boards; and makes recommendations regarding the role, performance and oversight of the CCO.  The Board also oversees quarterly compliance reporting.

The functions of the Compliance Committee also include determining the value of securities held by the Portfolios for which market value quotations are not readily available; overseeing management’s administration of proxy voting; and overseeing the effectiveness of the investment adviser’s usage of the Trust’s brokerage and the adviser’s compliance with changing regulations regarding the allocation of brokerage for services (other than pure trade executions).

The Compliance Committee currently consists of four (4) Independent Trustees. The following Trustees currently serve as members of the Compliance Committee:  Ms. Baldwin and Messrs. Boyer, Kenny and Vincent.  Mr. Kenny currently serves as Chairperson of the Compliance Committee.

The Compliance Committee held four (4) meetings during the fiscal year ended December 31, 2008.

Nominating and Governance Committee.  The Board has established a Nominating and Governance Committee for the purpose of, among other things, (1) identifying and recommending to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board; (2) reviewing workload and capabilities of Independent Board members and recommending changes to size or composition of the Board, as necessary; (3) monitoring regulatory developments and recommending modifications to the Committee’s responsibilities; (4) considering and recommending the creation of additional committees or changes to Director policies and procedures based on rule changes and “best practices” in corporate governance; (5) conducting an annual review of the membership and chairpersons of all Board committees and of practices relating to such membership and chairpersons; (6) undertaking an annual study of compensation paid to independent board members of investment companies and making recommendations for any compensation changes for the Independent Board Members;  (7) overseeing the Board’s annual self-evaluation process; and (8) developing (with assistance from management) an annual meeting calendar for the Board and its committees.

In evaluating potential candidates to fill Independent Trustee vacancies on the Board, the Nominating and Governance Committee will consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met.  Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.The Nominating and Governance Committee will consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees.  A shareholder nominee for Trustee should be submitted in writing to the Portfolios’ Secretary at 7337 Doubletree Ranch Road, Scottsdale, Arizona 85258.  Any such shareholder nomination should include at a minimum the following information as to each individual proposed for nominations as Trustee: such individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a Trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of Trustees, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The Secretary shall submit all nominations received in a timely manner to the Nominating and Governance Committee.  To be timely, in connection with a shareholder meeting to elect Trustees, any such submission must be delivered to the Portfolios’ Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either the disclosure in a press release or in a document publicly filed by the Portfolios with the SEC.

The Nominating and Governance Committee consists of four (4) Independent Trustees.  The following Trustees serve as members of the Nominating and Governance Committee:  Mses. Baldwin and Chadwick and Messrs. Kenny and Vincent.  Ms. Baldwin serves as Chairperson of the Nominating and Governance Committee.

The Nominating and Governance Committee held two (2) meeting during the fiscal year ended December 31, 2008.

Investment Review Committees.  The Board has established two Investment Review Committees to, among other things, monitor the investment performance of the Portfolios and make recommendations to the Board with respect to the Portfolios.

The Investment Review Committee for the Domestic Equity Funds currently consists of four (4) Independent Trustees and one (1) Trustee who is an “interested person” as defined in the 1940 Act.  The following Trustees serve as members of the Investment Review Committee for the Domestic Equity Funds:  Mses. Chadwick and Pressler and Messrs. Crispin, Drotch and Earley.  Ms. Chadwick currently serves as Chairperson of the Investment Review Committee for the Domestic Equity Funds.

The Investment Review Committee for the Domestic Equity Funds held five (5) meetings during the fiscal year ended December 31, 2008.

The Investment Review Committee for the International/Balanced/Fixed Income Funds currently consists of four (4) Independent Trustees and one (1) Trustee who is an “interested person,” as defined in the 1940 Act, of the Funds.  The following Trustees serve as members of the Investment Review Committee for the International /Balanced/ Fixed Income Funds:  Ms. Baldwin and Messrs. Boyer, Kenny, Mathews and Vincent.  Mr. Boyer serves as Chairperson of the Investment Review Committee for the International/Balanced/ Fixed Income Funds.

The Investment Review Committee for the International/Balanced/Fixed-Income Funds held six (6) meetings during the fiscal year ended December 31, 2008.

Contracts Committee.  The Board has established a Contracts Committee for the purpose of overseeing the annual renewal process relating to investment advisory and sub-advisory agreements and, at the discretion of the Board, other agreements or plans involving the Portfolios.  The responsibilities of the Contracts Committee include, among other things:  (1) identifying the scope and format of information to be provided by service providers in connection with applicable renewals; (2) providing guidance to independent legal counsel regarding specific information requests to be made by such counsel on behalf of the Trustees; (3) evaluating regulatory and other developments that might have an impact on applicable review and renewal processes; (4) reporting to the Trustees its recommendations and decisions regarding the foregoing matters; (5) assisting in the preparation of a written record of the factors considered by Trustees relating to the approval and renewal of advisory and sub-advisory agreements; and (6) recommending to the Trustees specific steps to be taken by them regarding the renewal process, including, for example, proposed schedules of meetings by the Trustees.  The Contracts Committee is not responsible for making substantive recommendations whether to approve, renew, reject or modify agreements or plans.

The Contracts Committee currently consists of five (5) Independent Trustees.  The following Trustees serve as members of the Contracts Committee:  Mses. Chadwick and Pressler and Messrs. Boyer, Drotch and Vincent.  Ms. Pressler serves as Chairperson of the Contracts Committee.

The Contracts Committee held nine (9) meetings during the fiscal year ended December 31, 2008.

Compensation of Trustees

Each Trustee is reimbursed for expenses incurred in connection with each meeting of the Board or any Committee meeting attended.  Each Independent Trustee is compensated for his or her services, on a quarterly basis, according to a fee schedule adopted by the Board.  The fee schedule consists of an annual retainer, and does not include additional compensation for attendance at regular or special Board and Committee meetings.

Each Portfolio pays each Trustee, who is not an interested person, a pro rata share, as described below, of: (i) an annual retainer of $200,000; (ii) Mr. Vincent, as Chairperson of the Board, receives an additional annual retainer of $75,000; (iii) Mses. Baldwin, Chadwick and Pressler and Messrs. Earley, Boyer and Kenny as Chairpersons of Committees of the Board, each receives an additional annual retainer of $15,000, $40,000, $60,000, $30,000, $40,000 and $30,000, respectively; and (iv) out-of-pocket expenses. The pro rata share paid by each Portfolio is based on each Portfolio’s average net assets, as a percentage of the average net assets of all of the funds managed by the Advisers, for which the Trustees serve in common as Trustees.

The following table sets forth information provided by the Portfolios’ investment advisers, DSL and ING Investments, regarding compensation of Trustees by each Portfolio (except for T. Rowe Price Personal Strategy Growth Portfolio and ING PIMCO Global Advantage Bond Portfolio) and other funds managed by the Advisers and their affiliates for the fiscal year ended December 31, 2008.  For PIMCO Global Advantage Bond and T. Rowe Price Personal Strategy Growth Portfolios, the following table sets forth information provided by the Adviser regarding estimated future compensation of Trustees by the Portfolio and other portfolios managed by the Adviser and its affiliates for the fiscal year ended December 31, 2009.  Officers of the Trust and Trustees who are interested persons of the Trust do not receive any compensation from a Portfolio or any other funds managed by the Advisers or their affiliates.

Compensation Table:

The following table describes the compensation received by the Trustees for the calendar year ended December 31, 2008:

	Aggregate Compensation From Portfolio									Pension or Retirement Benefits	Estimated	Total Compensation From Registrant and
Name of Person, Position	Alliance- Bernstein Mid Cap Growth	Artio Foreign	BlackRock Inflation Protected Bond	BlackRock Large Cap Growth	BlackRock Large Cap Value	Capital Guardian U.S. Equities(3)	Clarion Global Real Estate	Clarion Real Estate	Disciplined Small Cap Value	Accrued As Part of Fund Expenses	Annual Benefits Upon Retirement	Fund Complex Paid to Trustees(1)(2)
Colleen D. Baldwin(5) Trustee	$887	$4,861	$426	$833	$426	$669	$1,049	$2,960	$266	N/A	N/A	$208,791
John V. Boyer Trustee	$1,023	$5,610	$492	$962	$491	$774	$1,206	$3,099	$307	N/A	N/A	$240,852
Patricia W. Chadwick(5) Trustee	$1,020	$5,589	$490	$958	$489	$770	$1,204	$3,089	$306	N/A	N/A	$240,000
Robert W. Crispin(4) Trustee	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Peter S. Drotch Trustee	$850	$4,657	$408	$798	$407	$642	$1,003	$2,574	$255	N/A	N/A	$200,000
J. Michael Earley Trustee	$977	$5,356	$470	$918	$469	$738	$1,153	$2,961	$293	N/A	N/A	$230,000
Patrick W. Kenny(5) Trustee	$977	$5,356	$470	$918	$469	$738	$1,153	$2,961	$293	N/A	N/A	$230,000
Shaun P. Mathews(4) Trustee	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Sheryl K. Pressler(5) Trustee	$1,105	$6,055	$531	$1,038	$530	$835	$1,304	$3,347	$331	N/A	N/A	$260,000
David W.C. Putnam(6) Trustee	$2,080	$10,608	$1,014	$1,848	$768	$2,058	$1,298	$4,602	$842	N/A	N/A	$429,670
Roger Vincent(5) Trustee	$1,169	$6,404	$562	$1,098	$560	$883	$1,379	$3,540	$351	N/A	N/A	$275,000

										Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Registrant and Fund Complex Paid to Trustees(1)(2)

	Aggregate Compensation From Portfolio
Name of Person, Position	Equities Plus(3)	Evergreen Health Sciences	Evergreen Omega	FMRSM Diversified Mid Cap	Focus 5	Franklin Income	Franklin Mutual Shares	Global Resources	Global Technology(3)
Colleen D. Baldwin(5) Trustee	$50	$499	$397	$3,009	$376	$1,595	$1,062	$2,697	$62	N/A	N/A	$208,791
John V. Boyer Trustee	$59	$575	$458	$3,473	$433	$1,838	$1,224	$3,110	$74	N/A	N/A	$240,852
Patricia W. Chadwick(5) Trustee	$58	$573	$457	$3,460	$432	$1,832	$1,220	$3,100	$73	N/A	N/A	$240,000
Robert W. Crispin(4) Trustee	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Peter S. Drotch Trustee	$58	$477	$380	$2,883	$360	$1,527	$1,016	$2,583	$60	N/A	N/A	$200,000
J. Michael Earley Trustee	$56	$549	$438	$3,316	$414	$1,756	$1,169	$2,970	$70	N/A	N/A	$230,000
Patrick W. Kenny(5) Trustee	$56	$549	$438	$3,316	$414	$1,756	$1,169	$2,970	$70	N/A	N/A	$230,000
Shaun P. Mathews(4) Trustee	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Sheryl K. Pressler(5) Trustee	$63	$621	$495	$3,748	$468	$1,985	$1,321	$3,358	$79	N/A	N/A	$260,000
David W.C. Putnam(6) Trustee	$438	$988	$829	$6,703	$550	$2,823	$1,848	$5,156	$516	N/A	N/A	$429,670
Roger Vincent(5) Trustee	$67	$657	$523	$3,965	$495	$2,100	$1,398	$3,551	$83	N/A	N/A	$275,000

											Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Registrant and Fund Complex Paid to Trustees(1)(2)

	Aggregate Compensation From Portfolio
Name of Person, Position	Goldman Sachs Commodity Strategy	Growth and Income Portfolio II	Index Plus International Equity	International Growth Opportunities	Janus Contrarian	JPMorgan Emerging Markets Equity	JPMorgan Small Cap Core Equity	JPMorgan Value Opportunities	Limited Maturity Bond	Liquid Assets
Colleen D. Baldwin(5) Trustee	$564	$1,034	$930	$277	$2,142	$2,636	$944	$738	$1,248	$5,547	N/A	N/A	$208,791
John V. Boyer Trustee	$644	$1,200	$1,080	$321	$2,468	$3,043	$1,089	$851	$1,444	$6,384	N/A	N/A	$240,852
Patricia W. Chadwick(5) Trustee	$644	$1,193	$1,073	$319	$2,460	$3,032	$1,085	$848	$1,437	$6,327	N/A	N/A	$240,000
Robert W. Crispin(4) Trustee	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Peter S. Drotch Trustee	$537	$994	$894	$266	$2,050	$2,526	$904	$707	$1,198	$5,306	N/A	N/A	$200,000
J. Michael Earley Trustee	$618	$1,143	$1,027	$306	$2,357	$2,905	$1,040	$813	$1,377	$6,102	N/A	N/A	$230,000
Patrick W. Kenny(5) Trustee	$618	$1,143	$373	$306	$2,357	$2,905	$1,040	$813	$1,377	$6,102	N/A	N/A	$230,000
Shaun P. Mathews(4) Trustee	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Sheryl K. Pressler(5) Trustee	$698	$1,292	$1,163	$346	$2,665	$3,284	$1,175	$919	$1,556	$6,898	N/A	N/A	$260,000
David W.C. Putnam(6) Trustee	$0	$3,992	$3,386	$705	$3,931	$5,869	$1,839	$1,564	$3,519	$8,082	N/A	N/A	$429,670
Roger Vincent(5) Trustee	$738	$1,367	$1,230	$366	$2,819	$3,474	$1,243	$972	$1,646	$7,296	N/A	N/A	$275,000

	Aggregate Compensation From Portfolio										Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Registrant and Fund Complex Paid to Trustees(1)(2)
Name of Person, Position	Lord Abbett Affiliated	Marsico Growth	Marsico International Opportunities	MFS Total Return	MFS Utilities	MidCap Growth(3)	Multi- Manager International SmallCap	Oppenheimer Main Street®	PIMCO Global Advantage Bond(7)	PIMCO High Yield
Colleen D. Baldwin(5) Trustee	$498	$2,396	$1,412	$3,092	$1,368	$205	$244	$884	$371	$1,785	N/A	N/A	$208,791
John V. Boyer Trustee	$575	$2,763	$1,628	$3,568	$1,578	$243	$279	$1,021	$427	$2,055	N/A	N/A	$240,852
Patricia W. Chadwick(5) Trustee	$572	$2,754	$1,622	$3,555	$1,576	$240	$279	$1,017	$426	$2,050	N/A	N/A	$240,000
Robert W. Crispin(4) Trustee	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Peter S. Drotch Trustee	$477	$2,295	$1,352	$2,962	$1,310	$200	$232	$847	$355	$1,708	N/A	N/A	$200,000
J. Michael Earley Trustee	$549	$2,639	$1,555	$3,407	$1,507	$230	$267	$975	$408	$1,964	N/A	N/A	$230,000
Patrick W. Kenny(5) Trustee	$549	$2,639	$1,555	$3,407	$1,507	$230	$267	$975	$408	$1,964	N/A	N/A	$230,000
Shaun P. Mathews(4) Trustee	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Sheryl K. Pressler(5) Trustee	$620	$2,983	$1,758	$3,851	$1,704	$260	$302	$1,012	$461	$2,220	N/A	N/A	$260,000
David W.C. Putnam(6) Trustee	$1,156	$4,421	$2,526	$6,733	$2,853	$1,796	$0	$2,007	N/A	$3,042	N/A	N/A	$429,670
Roger Vincent(5) Trustee	$656	$3,156	$1,859	$4,073	$1,802	$275	$320	$1,065	$488	$2,348	N/A	N/A	$275,000

										Pension or		Total
	Aggregate Compensation From Portfolio									Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Compensation From Registrant and Fund Complex Paid to Trustees(1)(2)
Name of Person, Position	PIMCO Total Return Bond	Pioneer Equity Income	Pioneer Fund	Pioneer Mid Cap Value	Stock Index	T. Rowe Price Capital Appreciation	T. Rowe Price Equity Income	T. Rowe Price Personal Strategy Growth(7)	Templeton Global Growth
Colleen D. Baldwin(5) Trustee	$7,137	$352	$255	$2,277	$1,104	$7,918	$2,987	$38	$1,468	N/A	N/A	$208,791
John V. Boyer Trustee	$8,220	$406	$295	$2,625	$1,273	$9,131	$3,446	$45	$1,692	N/A	N/A	$240,852
Patricia W. Chadwick(5) Trustee	$8,196	$405	$293	$2,617	$1,268	$9,100	$3,434	$40	$1,687	N/A	N/A	$240,000
Robert W. Crispin(4) Trustee	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Peter S. Drotch Trustee	$6,830	$337	$244	$2,180	$1,057	$7,583	$2,861	$38	$1,405	N/A	N/A	$200,000
J. Michael Earley Trustee	$7,854	$227	$281	$2,508	$1,216	$8,720	$3,291	$42	$1,616	N/A	N/A	$230,000
Patrick W. Kenny(5) Trustee	$7,854	$388	$281	$2,508	$1,216	$8,720	$3,291	$43	$1,616	N/A	N/A	$230,000
Shaun P. Mathews(4) Trustee	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Sheryl K. Pressler(5) Trustee	$8,879	$439	$318	$2,835	$1,374	$9,588	$3,720	$45	$1,827	N/A	N/A	$260,000
David W.C. Putnam(6) Trustee	$11,317	$722	$576	$4,421	$2,230	$15,700	$6,200	N/A	$2,887	N/A	N/A	$429,670
Roger Vincent(5) Trustee	$9,319	$464	$336	$2,998	$1,453	$10,427	$3,935	$46	$1,932	N/A	N/A	$275,000

									Pension or		Total
	Aggregate Compensation From Portfolio								Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Compensation From Registrant and Fund Complex Paid to Trustees(1)(2)
Name of Person, Position	UBS U.S. Allocation(3)	Van Kampen Capital Growth	Van Kampen Global Franchise	Van Kampen Global Tactical Asset Allocation	Van Kampen Growth and Income	Van Kampen Large Cap Growth(3)	Wells Fargo Disciplined Value(3)	Wells Fargo Small Cap Disciplined
Colleen D. Baldwin(5) Trustee	$47	$995	$877	$16	$1,817	$268	$323	$338	N/A	N/A	$208,791
John V. Boyer Trustee	$55	$1,082	$1,012	$18	$2,097	$318	$374	$391	N/A	N/A	$240,852
Patricia W. Chadwick(5) Trustee	$55	$1,081	$1,009	$18	$2,089	$314	$372	$390	N/A	N/A	$240,000
Robert W. Crispin(4) Trustee	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Peter S. Drotch Trustee	$45	$901	$840	$15	$1,741	$261	$310	$324	N/A	N/A	$200,000
J. Michael Earley Trustee	$52	$1,036	$967	$17	$2,002	$301	$356	$374	N/A	N/A	$230,000
Patrick W. Kenny(5) Trustee	$52	$1,036	$967	$17	$2,002	$301	$356	$373	N/A	N/A	$230,000
Shaun P. Mathews(4) Trustee	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Sheryl K. Pressler(5) Trustee	$59	$1,171	$1,093	$19	$2,263	$340	$403	$422	N/A	N/A	$260,000
David W.C. Putnam(6) Trustee	$408	$421	$1,873	$0	$4,065	$2,342	$954	$816	N/A	N/A	$429,670
Roger Vincent(5) Trustee	$63	$1,239	$1,156	$21	$2,394	$360	$426	$446	N/A	N/A	$275,000

(1)          Trustee compensation includes compensation paid by funds that are not discussed in the Prospectuses or SAI.

(2)          Represents compensation from 161 Portfolios (total in the complex as of December 31, 2008).

(3)          EquitiesPlus Portfolio, Global Technology Portfolio, MidCap Growth Portfolio, UBS U.S. Allocation Portfolio and Van Kampen Large Cap Growth Portfolio merged on April 26, 2008.  Capital Guardian U.S. Equities Portfolio and Wells Fargo Disciplined Value Portfolio merged on October 20, 2008.

(4)          “Interested person,” as defined in the 1940 Act,  of the Trust because of the affiliation with ING Groep, N.V., the parent corporation of the Advisers and Distributor to the Trust. Officers and Trustees who are interested persons do not receive any compensation from the Portfolios.

(5)          During fiscal year ended December 31, 2008, Colleen Baldwin, Patricia W. Chadwick, Patrick Kenny, Sheryl Pressler and Roger Vincent deferred $50,000, $180,000, $57,500, $30,000 and $68,750 of their compensation, respectively from the Fund Complex.

(6)          Retired from the Board effective February 23, 2008.

(7)          PIMCO Global Advantage Bond and T. Rowe Price Personal Strategy Growth Portfolios did not commence operations as of December 31, 2008, therefore the Portfolio did not pay any compensation to any Trustees during the fiscal year ended December 31, 2008.  The compensation presented for the Portfolio is estimated for the fiscal year ended December 31, 2009.

Retirement Benefit

The Portfolio has adopted a retirement policy under which any Director who, as of May 9, 2007, had served for at least five (5) years as a Director of one or more ING Funds and who is not an “interested person” of such ING Funds (as such term is defined in the 1940 Act, as amended) shall be entitled to a retirement payment (“Retirement Benefit”) if such Director: (a) retires in accordance with the retirement policy; (b) dies; or (c) becomes disabled. The Retirement Benefit shall be made promptly to, as applicable, the Director or the Director’s estate, after such retirement, death or disability in an amount equal to two times the annual compensation payable to such Director, as in effect at the time of his or her retirement, death or disability. The annual compensation determination shall be based upon the annual Board membership retainer fee (but not any separate annual retainer fees for chairpersons of committees and of the Board). This amount shall be paid by the ING Fund or ING Funds on whose Board the Director was serving at the time of his or her retirement. The retiring Director may elect to receive payment of his or her benefit in a lump sum or in three substantially equal payments. For the purpose of this policy, disability shall be the inability to perform the duties of a member of the Board because of the physical or mental impairment that has lasted or that can be expected to last for a continuous period of not less than 12 months, as reasonably determined by a majority of the Board.

Independent Trustee Ownership of Securities

Set forth in the table below is information regarding each Independent Trustee’s (and his or her immediate family members’) share ownership in securities of the Trust’s Adviser or principal underwriter, and the ownership of securities in an entity controlling, controlled by or under common control with the adviser or principal underwriter of the Portfolios (not including registered investment companies) as of December 31, 2008.

Name of Trustee	Name of Owners and Relationship to Trustee	Company	Title of Class	Value of Securities	Percentage of Class
Colleen D. Baldwin	N/A	N/A	N/A	$0	N/A
John V. Boyer	N/A	N/A	N/A	$0	N/A
Patricia W. Chadwick	N/A	N/A	N/A	$0	N/A
Peter S. Drotch	N/A	N/A	N/A	$0	N/A
J. Michael Earley	N/A	N/A	N/A	$0	N/A
Patrick W. Kenny	N/A	N/A	N/A	$0	N/A
Sheryl K. Pressler	N/A	N/A	N/A	$0	N/A
Roger B. Vincent	N/A	N/A	N/A	$0	N/A

Control Persons and Principal Shareholders

Shares of the Portfolios may be offered to insurance companies as depositors of separate accounts which are used to fund variable annuity contracts (“VA Contracts”) and variable life insurance contracts (“VLI Contracts”), to qualified pension and retirement plans outside the separate accounts context, to investment advisers and their affiliates and to other investment companies.  As of April 1, 2009, the Trustees and officers of the Trust owned less than 1% of the outstanding shares of each Portfolio.  As of that date, to the knowledge of management, no person owned beneficially or of record more than 5% of the outstanding shares of any class of any the Portfolios addressed herein, except as set forth below.  Unless otherwise indicated below, the Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.  Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company.  A control person may be able to take action regarding a Portfolio without the consent or approval of shareholders.

Portfolio	Fund Name	Class and Type of Ownership	Percentage of Class	Percentage of Fund

ALLIANCEBERNSTEIN MID CAP GROWTH	ING LIFE INSURANCE & ANNUITY CO 151 FARMINGTON AVE HARTFORD CT 06156-0001	ADV Class	96.60%	96.60%

ALLIANCEBERNSTEIN MID CAP GROWTH	ING NATIONAL TRUST 1 ORANGE ST HARTFORD CT 06106	Class I	64.76%	1.83%

ALLIANCEBERNSTEIN MID CAP GROWTH	SECURITY LIFE INSURANCE OF DENVER A VUL RTE 5106 PO BOX 20 MINNEAPOLIS MN 55440-0020	Class I	21.92%	0.62%

ALLIANCEBERNSTEIN MID CAP GROWTH	RELIASTAR LIFE INSURANCE CO FBO SVUL I ATTN JILL BARTH CONVEYOR TN41 1 ORANGE WAY WINDSOR CT 06095	Class I	13.04%	0.37%

ALLIANCEBERNSTEIN MID CAP GROWTH	ING USA ANNUITY AND LIFE INSURANCE COMPANY 1475 DUNWOODY DR WEST CHESTER PA 19380-1478	Class S	94.19%	87.47%

ALLIANCEBERNSTEIN MID CAP GROWTH	ING USA ANNUITY AND LIFE INSURANCE COMPANY 1475 DUNWOODY DR WEST CHESTER PA 19380-1478	Service 2 Class	91.46%	3.95%

ALLIANCEBERNSTEIN MID CAP GROWTH	ING NATIONAL TRUST 1 ORANGE ST HARTFORD CT 06106	Service 2 Class	8.54%	0.37%

ARTIO FOREIGN	ING LIFE INSURANCE & ANNUITY CO ATTN VALUATION UNIT-TN41 ONE ORANGE WAY B3N WINDSOR CT 06095	ADV Class	19.46%	0.02%

ARTIO FOREIGN	ING NATIONAL TRUST 1 ORANGE ST HARTFORD CT 06106	ADV Class	80.54%	0.07%

ARTIO FOREIGN	ING SOLUTION 2025 PORTFOLIO ATTN CARNEEN STOKES 7337 E DOUBLETREE RANCH RD SCOTTSDALE AZ 85258-2034	Class I	5.35%	3.15%

ARTIO FOREIGN	ING LIFESTYLE AGGRESSIVE GROWTH ATTN CARNEEN STOKES 7337 E DOUBLETREE RANCH RD SCOTTSDALE AZ 85258-2034	Class I	8.95%	5.27%

ARTIO FOREIGN	ING LIFESTYLE GROWTH PORTFOLIO ATTN CARNEEN STOKES 7337 E DOUBLETREE RANCH RD SCOTTSDALE AZ 85258-2034	Class I	32.41%	19.08%

Portfolio	Fund Name	Class and Type of Ownership	Percentage of Class	Percentage of Fund

ARTIO FOREIGN	ING LIFESTYLE MODERATE GROWTH PORTFOLIO ATTN CARNEEN STOKES 7337 E DOUBLETREE RANCH RD SCOTTSDALE AZ 85258-2034	Class I	26.30%	15.48%

ARTIO FOREIGN	ING LIFESTYLE MODERATE PORTFOLIO ATTN CARNEEN STOKES 7337 E DOUBLETREE RANCH RD SCOTTSDALE AZ 85258-2034	Class I	11.25%	6.62%

ARTIO FOREIGN	ING LIFE INSURANCE & ANNUITY CO ATTN VALUATION UNIT-TN41 ONE ORANGE WAY B3N WINDSOR CT 06095	Class S	13.97%	5.37%

ARTIO FOREIGN	ING USA ANNUITY AND LIFE INSURANCE COMPANY 1475 DUNWOODY DR WEST CHESTER PA 19380-1478	Class S	80.86%	31.09%

ARTIO FOREIGN	RELIASTAR LIFE INSURANCE CO FBO SVUL I ATTN JILL BARTH CONVEYOR TN41 1 ORANGE WAY WINDSOR CT 06095	Service 2 Class	6.27%	0.16%

ARTIO FOREIGN	ING USA ANNUITY AND LIFE INSURANCE COMPANY 1475 DUNWOODY DR WEST CHESTER PA 19380-1478	Service 2 Class	93.65%	2.42%

BLACKROCK INFLATION PROTECTED BOND	ING LIFE INSURANCE & ANNUITY CO 151 FARMINGTON AVE HARTFORD CT 06156-0001	ADV Class	99.00%	0.00%

BLACKROCK INFLATION PROTECTED BOND	ING LIFESTYLE MODERATE PORTFOLIO ATTN CARNEEN STOKES 7337 E DOUBLETREE RANCH RD SCOTTSDALE AZ 85258-2034	Class I	31.86%	31.86%

BLACKROCK INFLATION PROTECTED BOND	ING LIFESTYLE MODERATE GROWTH PORTFOLIO ATTN CARNEEN STOKES 7337 E DOUBLETREE RANCH RD SCOTTSDALE AZ 85258-2034	Class I	17.52%	17.52%

BLACKROCK INFLATION PROTECTED BOND	ING LIFESTYLE GROWTH PORTFOLIO ATTN CARNEEN STOKES 7337 E DOUBLETREE RANCH RD SCOTTSDALE AZ 85258-2034	Class I	20.39%	20.39%

BLACKROCK INFLATION PROTECTED BOND	ING SOLUTION PORTFOLIO ATTN CARNEEN STOKES 7337 E DOUBLETREE RANCH RD SCOTTSDALE AZ 85258-2034	Class I	6.62%	6.62%

BLACKROCK INFLATION PROTECTED BOND	ING SOLUTION 2015 PORTFOLIO ATTN CARNEEN STOKES 7337 E DOUBLETREE RANCH RD SCOTTSDALE AZ 85258-2034	Class I	18.88%	18.88%

BLACKROCK INFLATION PROTECTED BOND	ING LIFE INSURANCE & ANNUITY CO 151 FARMINGTON AVE HARTFORD CT 06156-0001	Class S	99.00%	0.00%

BLACKROCK LARGE CAP GROWTH	ING NATIONAL TRUST 1 ORANGE ST HARTFORD CT 06106	ADV Class	90.62%	1.10%

BLACKROCK LARGE CAP GROWTH	ING LIFE INSURANCE & ANNUITY CO ATTN VALUATION UNIT-TS31 ONE ORANGE WAY B3N WINDSOR CT 06095	ADV Class	9.38%	0.11%

Portfolio	Fund Name	Class and Type of Ownership	Percentage of Class	Percentage of Fund

BLACKROCK LARGE CAP GROWTH	RELIASTAR LIFE INSURANCE CO FBO SVUL I ATTN JILL BARTH CONVEYOR TN41 1 ORANGE WAY WINDSOR CT 06095	Class I	8.35%	4.50%

BLACKROCK LARGE CAP GROWTH	ING LIFE INSURANCE & ANNUITY CO ATTN VALUATION UNIT-TN41 ONE ORANGE WAY B3N WINDSOR CT 06095	Class I	90.38%	48.68%

BLACKROCK LARGE CAP GROWTH	ING USA ANNUITY AND LIFE INSURANCE COMPANY 1475 DUNWOODY DR WEST CHESTER PA 19380-1478	Class S	91.17%	39.78%

BLACKROCK LARGE CAP GROWTH	RELIASTAR LIFE INSURANCE CO FBO SVUL I ATTN JILL BARTH CONVEYOR TN41 1 ORANGE WAY WINDSOR CT 06095	Service 2 Class	51.76%	0.66%

BLACKROCK LARGE CAP GROWTH	ING LIFE INSURANCE & ANNUITY CO ATTN VALUATION UNIT-TN41 ONE ORANGE WAY B3N WINDSOR CT 06095	Service 2 Class	32.49%	0.42%

BLACKROCK LARGE CAP GROWTH	ING NATIONAL TRUST 1 ORANGE ST HARTFORD CT 06106	Service 2 Class	14.02%	0.18%

BLACKROCK LARGE CAP VALUE	ING LIFE INSURANCE & ANNUITY CO 151 FARMINGTON AVE HARTFORD CT 06156-0001	ADV Class	97.23%	0.00%

BLACKROCK LARGE CAP VALUE	ING SOLUTION 2015 PORTFOLIO ATTN CARNEEN STOKES 7337 E DOUBLETREE RANCH RD SCOTTSDALE AZ 85258-2034	Class I	15.35%	13.17%

BLACKROCK LARGE CAP VALUE	ING SOLUTION 2025 PORTFOLIO ATTN CARNEEN STOKES 7337 E DOUBLETREE RANCH RD SCOTTSDALE AZ 85258-2034	Class I	31.81%	27.29%

BLACKROCK LARGE CAP VALUE	ING SOLUTION 2035 PORTFOLIO ATTN CARNEEN STOKES 7337 E DOUBLETREE RANCH RD SCOTTSDALE AZ 85258-2034	Class I	28.38%	24.35%

BLACKROCK LARGE CAP VALUE	ING SOLUTION 2045 PORTFOLIO ATTN CARNEEN STOKES 7337 E DOUBLETREE RANCH RD SCOTTSDALE AZ 85258-2034	Class I	16.52%	14.17%

BLACKROCK LARGE CAP VALUE	ING LIFE INSURANCE & ANNUITY CO ATTN VALUATION UNIT-TS31 ONE ORANGE WAY B3N WINDSOR CT 06095	Class S	7.90%	1.04%

BLACKROCK LARGE CAP VALUE	ING USA ANNUITY AND LIFE INSURANCE COMPANY 1475 DUNWOODY DR WEST CHESTER PA 19380-1478	Class S	90.62%	11.97%

BLACKROCK LARGE CAP VALUE	ING USA ANNUITY AND LIFE INSURANCE COMPANY 1475 DUNWOODY DR WEST CHESTER PA 19380-1478	Service 2 Class	100.0%	1.01%

CLARION GLOBAL REAL ESTATE	ING LIFE INSURANCE & ANNUITY CO 151 FARMINGTON AVE HARTFORD CT 06156-0001	ADV Class	99.19%	0.00%

CLARION GLOBAL REAL ESTATE	ING LIFE INSURANCE & ANNUITY CO ATTN VALUATION UNIT-TN41 ONE ORANGE WAY B3N WINDSOR CT 06095	Class I	15.05%	9.86%

Portfolio	Fund Name	Class and Type of Ownership	Percentage of Class	Percentage of Fund

CLARION GLOBAL REAL ESTATE	ING LIFESTYLE AGGRESSIVE GROWTH ATTN CARNEEN STOKES 7337 E DOUBLETREE RANCH RD SCOTTSDALE AZ 85258-2034	Class I	11.01%	7.21%

CLARION GLOBAL REAL ESTATE	ING LIFESTYLE GROWTH PORTFOLIO ATTN CARNEEN STOKES 7337 E DOUBLETREE RANCH RD SCOTTSDALE AZ 85258-2034	Class I	18.99%	12.44%

CLARION GLOBAL REAL ESTATE	ING LIFESTYLE MODERATE GROWTH PORTFOLIO ATTN CARNEEN STOKES 7337 E DOUBLETREE RANCH RD SCOTTSDALE AZ 85258-2034	Class I	16.31%	10.69%

CLARION GLOBAL REAL ESTATE	ING SOLUTION 2015 PORTFOLIO ATTN CARNEEN STOKES 7337 E DOUBLETREE RANCH RD SCOTTSDALE AZ 85258-2034	Class I	8.98%	5.88%

CLARION GLOBAL REAL ESTATE	ING SOLUTION 2025 PORTFOLIO ATTN CARNEEN STOKES 7337 E DOUBLETREE RANCH RD SCOTTSDALE AZ 85258-2034	Class I	12.68%	8.30%

CLARION GLOBAL REAL ESTATE	ING SOLUTION 2035 PORTFOLIO ATTN CARNEEN STOKES 7337 E DOUBLETREE RANCH RD SCOTTSDALE AZ 85258-2034	Class I	10.12%	6.63%

CLARION GLOBAL REAL ESTATE	ING SOLUTION 2045 PORTFOLIO ATTN CARNEEN STOKES 7337 E DOUBLETREE RANCH RD SCOTTSDALE AZ 85258-2034	Class I	6.04%	3.96%

CLARION GLOBAL REAL ESTATE	ING USA ANNUITY AND LIFE INSURANCE COMPANY 1475 DUNWOODY DR WEST CHESTER PA 19380-1478	Class S	82.65%	28.16%

CLARION GLOBAL REAL ESTATE	SECURITY LIFE INSURANCE OF DENVER A VUL RTE 5106 PO BOX 20 MINNEAPOLIS MN 55440-0020	Class S	6.10%	2.08%

CLARION GLOBAL REAL ESTATE	ING USA ANNUITY AND LIFE INSURANCE COMPANY 1475 DUNWOODY DR WEST CHESTER PA 19380-1478	Service 2 Class	100.0%	0.40%

CLARION REAL ESTATE	ING NATIONAL TRUST 1 ORANGE ST HARTFORD CT 06106	ADV Class	27.04%	0.04%

CLARION REAL ESTATE	ING LIFE INSURANCE & ANNUITY CO ATTN VALUATION UNIT-TN41 ONE ORANGE WAY B3N WINDSOR CT 06095	ADV Class	72.97%	0.10%

CLARION REAL ESTATE	ING LIFESTYLE GROWTH PORTFOLIO ATTN CARNEEN STOKES 7337 E DOUBLETREE RANCH RD SCOTTSDALE AZ 85258-2034	Class I	31.97%	15.88%

CLARION REAL ESTATE	ING LIFESTYLE MODERATE GROWTH PORTFOLIO ATTN CARNEEN STOKES 7337 E DOUBLETREE RANCH RD SCOTTSDALE AZ 85258-2034	Class I	16.48%	8.18%

CLARION REAL ESTATE	ING LIFESTYLE GROWTH PORTFOLIO ATTN CARNEEN STOKES 7337 E DOUBLETREE RANCH RD SCOTTSDALE AZ 85258-2034	Class I	13.32%	6.61%

Portfolio	Fund Name	Class and Type of Ownership	Percentage of Class	Percentage of Fund

CLARION REAL ESTATE	ING SOLUTION 2015 PORTFOLIO ATTN CARNEEN STOKES 7337 E DOUBLETREE RANCH RD SCOTTSDALE AZ 85258-2034	Class I	9.36%	4.65%

CLARION REAL ESTATE	ING SOLUTION 2025 PORTFOLIO ATTN CARNEEN STOKES 7337 E DOUBLETREE RANCH RD SCOTTSDALE AZ 85258-2034	Class I	11.05%	5.49%

CLARION REAL ESTATE	ING SOLUTION 2035 PORTFOLIO ATTN CARNEEN STOKES 7337 E DOUBLETREE RANCH RD SCOTTSDALE AZ 85258-2034	Class I	7.08%	3.51%

CLARION REAL ESTATE	ING USA ANNUITY AND LIFE INSURANCE COMPANY 1475 DUNWOODY DR WEST CHESTER PA 19380-1478	Class S	82.98%	39.66%

CLARION REAL ESTATE	ING LIFE INSURANCE & ANNUITY CO ATTN VALUATION UNIT-TN41 1 ORANGE WAY # B3N WINDSOR CT 06095	Class S	15.50%	7.41%

CLARION REAL ESTATE	ING USA ANNUITY AND LIFE INSURANCE COMPANY 1475 DUNWOODY DR WEST CHESTER PA 19380-1478	Service 2 Class	100.0%	2.42%

DISCIPLINED SMALL CAP VALUE	ING LIFESTYLE MODERATE PORTFOLIO ATTN CARNEEN STOKES 7337 E DOUBLETREE RANCH RD SCOTTSDALE AZ 85258-2034	Class I	10.16%	10.16%

DISCIPLINED SMALL CAP VALUE	ING LIFESTYLE MODERATE GROWTH PORTFOLIO ATTN CARNEEN STOKES 7337 E DOUBLETREE RANCH RD SCOTTSDALE AZ 85258-2034	Class I	16.76%	16.76%

DISCIPLINED SMALL CAP VALUE	ING LIFESTYLE GROWTH PORTFOLIO ATTN CARNEEN STOKES 7337 E DOUBLETREE RANCH RD SCOTTSDALE AZ 85258-2034	Class I	58.53%	58.53%

DISCIPLINED SMALL CAP VALUE	ING LIFESTYLE AGGRESSIVE GROWTH ATTN CARNEEN STOKES 7337 E DOUBLETREE RANCH RD SCOTTSDALE AZ 85258-2034	Class I	14.55%	14.55%

EVERGREEN HEALTH SCIENCES	ING LIFE INSURANCE & ANNUITY CO 151 FARMINGTON AVE HARTFORD CT 06156-0001	ADV Class	99.07%	0.00%

EVERGREEN HEALTH SCIENCES	RELIASTAR LIFE INSURANCE CO FBO SVUL I ATTN JILL BARTH CONVEYOR TN41 1 ORANGE WAY WINDSOR CT 06095	Class I	52.08%	1.43%

EVERGREEN HEALTH SCIENCES	SECURITY LIFE INSURANCE OF DENVER A VUL RTE 5106 PO BOX 20 MINNEAPOLIS MN 55440-0020	Class I	46.66%	1.28%

EVERGREEN HEALTH SCIENCES	ING LIFE INSURANCE & ANNUITY CO ATTN VALUATION UNIT-TN41 ONE ORANGE WAY B3N WINDSOR CT 06095	Class S	6.90%	6.71%

EVERGREEN HEALTH SCIENCES	ING USA ANNUITY AND LIFE INSURANCE COMPANY 1475 DUNWOODY DR WEST CHESTER PA 19380-1478	Class S	90.71%	88.22%

Portfolio	Fund Name	Class and Type of Ownership	Percentage of Class	Percentage of Fund

EVERGREEN HEALTH SCIENCES	ING LIFE INSURANCE & ANNUITY CO 151 FARMINGTON AVE HARTFORD CT 06156-0001	Service 2 Class	99.12%	0.00%

EVERGREEN OMEGA	ING LIFE INSURANCE & ANNUITY CO 151 FARMINGTON AVE HARTFORD CT 06156-0001	ADV Class	98.94%	0.00%

EVERGREEN OMEGA	RELIASTAR LIFE INSURANCE CO FBO SVUL I ATTN JILL BARTH CONVEYOR TN41 1 ORANGE WAY WINDSOR CT 06095	Class I	70.33%	61.44%

EVERGREEN OMEGA	SECURITY LIFE INSURANCE OF DENVER A VUL RTE 5106 PO BOX 20 MINNEAPOLIS MN 55440-0020	Class I	21.85%	19.09%

EVERGREEN OMEGA	ING LIFE INSURANCE & ANNUITY CO ATTN VALUATION UNIT-TN41 ONE ORANGE WAY B3N WINDSOR CT 06095	Class I	6.29%	5.50%

EVERGREEN OMEGA	ING USA ANNUITY AND LIFE INSURANCE COMPANY 1475 DUNWOODY DR WEST CHESTER PA 19380-1478	Class S	96.91%	11.69%

EVERGREEN OMEGA	ING USA ANNUITY AND LIFE INSURANCE COMPANY 1475 DUNWOODY DR WEST CHESTER PA 19380-1478	Service 2 Class	100.0%	0.58%

FMRSM DIVERSIFIED MID CAP	ING NATIONAL TRUST 1 ORANGE ST HARTFORD CT 06106	ADV Class	82.91%	0.62%

FMRSM DIVERSIFIED MID CAP	ING LIFE INSURANCE & ANNUITY CO ATTN VALUATION UNIT-TN41 ONE ORANGE WAY B3N WINDSOR CT 06095	ADV Class	5.88%	0.04%

FMRSM DIVERSIFIED MID CAP	RELIASTAR LIFE INSURANCE CO FBO SVUL I ATTN JILL BARTH CONVEYOR TN41 1 ORANGE WAY WINDSOR CT 06095	ADV Class	11.21%	0.08%

FMRSM DIVERSIFIED MID CAP	RELIASTAR LIFE INS CO OF NEW YORK 151 FARMINGTON AVE TN41 HARTFORD CT 06156-0001	Class I	5.87%	0.93%

FMRSM DIVERSIFIED MID CAP	ING NATIONAL TRUST 1 ORANGE ST HARTFORD CT 06106	Class I	9.07%	1.44%

FMRSM DIVERSIFIED MID CAP	ING LIFE INSURANCE & ANNUITY CO ATTN VALUATION UNIT-TN41 ONE ORANGE WAY B3N WINDSOR CT 06095	Class I	12.80%	2.03%

FMRSM DIVERSIFIED MID CAP	SECURITY LIFE INSURANCE OF DENVER A VUL RTE 5106 PO BOX 20 MINNEAPOLIS MN 55440-0020	Class I	9.07%	1.44%

FMRSM DIVERSIFIED MID CAP	ING LIFESTYLE AGGRESSIVE GROWTH ATTN CARNEEN STOKES 7337 E DOUBLETREE RANCH RD SCOTTSDALE AZ 85258-2034	Class I	7.93%	1.25%

FMRSM DIVERSIFIED MID CAP	ING LIFESTYLE GROWTH PORTFOLIO ATTN CARNEEN STOKES 7337 E DOUBLETREE RANCH RD SCOTTSDALE AZ 85258-2034	Class I	21.27%	3.37%

Portfolio	Fund Name	Class and Type of Ownership	Percentage of Class	Percentage of Fund

FMRSM DIVERSIFIED MID CAP	ING LIFESTYLE MODERATE GROWTH PORTFOLIO ATTN CARNEEN STOKES 7337 E DOUBLETREE RANCH RD SCOTTSDALE AZ 85258-2034	Class I	18.27%	2.89%

FMRSM DIVERSIFIED MID CAP	ING LIFESTYLE MODERATE PORTFOLIO ATTN CARNEEN STOKES 7337 E DOUBLETREE RANCH RD SCOTTSDALE AZ 85258-2034	Class I	11.07%	1.75%

FMRSM DIVERSIFIED MID CAP	ING USA ANNUITY AND LIFE INSURANCE COMPANY 1475 DUNWOODY DR WEST CHESTER PA 19380-1478	Class S	84.02%	66.81%

FMRSM DIVERSIFIED MID CAP	ING LIFE INSURANCE & ANNUITY CO ATTN VALUATION UNIT-TN41 ONE ORANGE WAY B3N WINDSOR CT 06095	Class S	11.21%	8.91%

FMRSM DIVERSIFIED MID CAP	ING USA ANNUITY AND LIFE INSURANCE COMPANY 1475 DUNWOODY DR WEST CHESTER PA 19380-1478	Service 2 Class	73.88%	2.89%

FMRSM DIVERSIFIED MID CAP	ING NATIONAL TRUST 1 ORANGE ST HARTFORD CT 06106	Service 2 Class	24.30%	0.95%

FOCUS 5	ING LIFE INSURANCE & ANNUITY CO 151 FARMINGTON AVE HARTFORD CT 06156-0001	ADV Class	98.99%	0.00%

FOCUS 5	SECURITY LIFE INSURANCE OF DENVER A VUL RTE 5106 PO BOX 20 MINNEAPOLIS MN 55440-0020	Class I	48.62%	0.05%

FOCUS 5	RELIASTAR LIFE INSURANCE CO FBO SVUL I ATTN JILL BARTH CONVEYOR TN41 1 ORANGE WAY WINDSOR CT 06095	Class I	51.38%	0.06%

FOCUS 5	ING USA ANNUITY AND LIFE INSURANCE COMPANY 1475 DUNWOODY DR WEST CHESTER PA 19380-1478	Class S	99.04%	98.93%

FRANKLIN INCOME	ING LIFE INSURANCE & ANNUITY CO 151 FARMINGTON AVE HARTFORD CT 06156-0001	ADV Class	97.92%	0.00%

FRANKLIN INCOME	ING FRANKLIN TEMPLETON FOUNDING STRATEGY PORTFOLIO ATTN CARNEEN STOKES 7337 E DOUBLETREE RANCH RD SCOTTSDALE AZ 85258-2034	Class I	94.35%	39.42%

FRANKLIN INCOME	ING USA ANNUITY AND LIFE INSURANCE COMPANY 1475 DUNWOODY DR WEST CHESTER PA 19380-1478	Class S	93.70%	53.48%

FRANKLIN INCOME	RELIASTAR LIFE INS CO OF NEW YORK 151 FARMINGTON AVE TN41 HARTFORD CT 06156-0001	Class S	5.22%	2.98%

FRANKLIN INCOME	ING USA ANNUITY AND LIFE INSURANCE COMPANY 1475 DUNWOODY DR WEST CHESTER PA 19380-1478	Service 2 Class	100.0%	1.14%

Portfolio	Fund Name	Class and Type of Ownership	Percentage of Class	Percentage of Fund

FRANKLIN MUTUAL SHARES	ING LIFE INSURANCE & ANNUITY CO 151 FARMINGTON AVE HARTFORD CT 06156-0001	ADV Class	99.03%	0.00%

FRANKLIN MUTUAL SHARES	ING FRANKLIN TEMPLETON FOUNDING STRATEGY PORTFOLIO ATTN CARNEEN STOKES 7337 E DOUBLETREE RANCH RD SCOTTSDALE AZ 85258-2034	Class I	100.0%	60.0%

FRANKLIN MUTUAL SHARES	ING USA ANNUITY AND LIFE INSURANCE COMPANY 1475 DUNWOODY DR WEST CHESTER PA 19380-1478	Class S	95.70%	38.28%

GLOBAL RESOURCES	ING NATIONAL TRUST 1 ORANGE ST HARTFORD CT 06106	ADV Class	98.54%	0.29%

GLOBAL RESOURCES	SECURITY LIFE INSURANCE OF DENVER A VUL RTE 5106 PO BOX 20 MINNEAPOLIS MN 55440-0020	Class I	55.52%	1.77%

GLOBAL RESOURCES	RELIASTAR LIFE INSURANCE CO FBO SVUL I ATTN JILL BARTH CONVEYOR TN41 1 ORANGE WAY WINDSOR CT 06095	Class I	43.16%	1.38%

GLOBAL RESOURCES	ING USA ANNUITY AND LIFE INSURANCE COMPANY 1475 DUNWOODY DR WEST CHESTER PA 19380-1478	Class S	79.45%	74.36%

GLOBAL RESOURCES	ING LIFE INSURANCE & ANNUITY CO ATTN VALUATION UNIT-TN41 ONE ORANGE WAY B3N WINDSOR CT 06095	Class S	16.35%	15.30%

GLOBAL RESOURCES	ING USA ANNUITY AND LIFE INSURANCE COMPANY 1475 DUNWOODY DR WEST CHESTER PA 19380-1478	Service 2 Class	100.0%	2.92%

GOLDMAN SACHS COMMODITY STRATEGY	RELIASTAR LIFE INSURANCE COMPANY 1 ORANGE WAY WINDSOR CT 06095	Class S	99.67%	99.67%

GROWTH AND INCOME II	ING NATIONAL TRUST 1 ORANGE ST HARTFORD CT 06106	ADV Class	82.41%	0.23%

GROWTH AND INCOME II	ING LIFE INSURANCE & ANNUITY CO ATTN VALUATION UNIT-TS31 ONE ORANGE WAY B3N WINDSOR CT 06095	ADV Class	17.59%	0.05%

GROWTH AND INCOME II	ING LIFE INSURANCE & ANNUITY CO ATTN VALUATION UNIT-TS31 ONE ORANGE WAY B3N WINDSOR CT 06095	Class I	54.22%	4.33%

GROWTH AND INCOME II	SECURITY LIFE INSURANCE OF DENVER A VUL RTE 5106 PO BOX 20 MINNEAPOLIS MN 55440-0020	Class I	32.08%	2.56%

GROWTH AND INCOME II	RELIASTAR LIFE INSURANCE CO FBO SVUL I ATTN JILL BARTH CONVEYOR TN41 1 ORANGE WAY WINDSOR CT 06095	Class I	12.73%	1.02%

Portfolio	Fund Name	Class and Type of Ownership	Percentage of Class	Percentage of Fund

GROWTH AND INCOME II	ING USA ANNUITY AND LIFE INSURANCE COMPANY 1475 DUNWOODY DR WEST CHESTER PA 19380-1478	Class S	92.25%	78.90%

GROWTH AND INCOME II	ING LIFE INSURANCE & ANNUITY CO ATTN VALUATION UNIT-TN41 ONE ORANGE WAY B3N WINDSOR CT 06095	Class S	5.37%	4.60%

GROWTH AND INCOME II	ING USA ANNUITY AND LIFE INSURANCE COMPANY 1475 DUNWOODY DR WEST CHESTER PA 19380-1478	Service 2 Class	99.75%	6.19%

INDEX PLUS INTERNATIONAL EQUITY	ING LIFE INSURANCE & ANNUITY CO 151 FARMINGTON AVE HARTFORD CT 06156-0001	ADV Class	99.08%	0.00%

INDEX PLUS INTERNATIONAL EQUITY	ING LIFE INSURANCE & ANNUITY CO ATTN VALUATION UNIT-TN41 ONE ORANGE WAY B3N WINDSOR CT 06095	Class I	36.18%	24.85%

INDEX PLUS INTERNATIONAL EQUITY	ING STRATEGIC ALLOCATION CONSERVATIVE PORTFOLIO ATTN CARNEEN STOKES 7337 E DOUBLETREE RANCH RD SCOTTSDALE AZ 85258-2034	Class I	8.24%	5.66%

INDEX PLUS INTERNATIONAL EQUITY	ING STRATEGIC ALLOCATION GROWTH PORTFOLIO ATTN CARNEEN STOKES 7337 E DOUBLETREE RANCH RD SCOTTSDALE AZ 85258-2034	Class I	31.56%	21.67%

INDEX PLUS INTERNATIONAL EQUITY	ING STRATEGIC ALLOCATION MODERATE PORTFOLIO ATTN CARNEEN STOKES 7337 E DOUBLETREE RANCH RD SCOTTSDALE AZ 85258-2034	Class I	23.55%	16.17%

INDEX PLUS INTERNATIONAL EQUITY	ING USA ANNUITY AND LIFE INSURANCE COMPANY 1475 DUNWOODY DR WEST CHESTER PA 19380-1478	Class S	30.72%	9.58%

INDEX PLUS INTERNATIONAL EQUITY	ING LIFE INSURANCE & ANNUITY CO ATTN VALUATION UNIT-TN41 ONE ORANGE WAY B3N WINDSOR CT 06095	Class S	7.76%	2.42%

INDEX PLUS INTERNATIONAL EQUITY	SECURITY LIFE INSURANCE OF DENVER A VUL RTE 5106 PO BOX 20 MINNEAPOLIS MN 55440-0020	Class S	43.10%	13.43%

INDEX PLUS INTERNATIONAL EQUITY	RELIASTAR LIFE INSURANCE CO FBO SVUL I ATTN JILL BARTH CONVEYOR TN41 1 ORANGE WAY WINDSOR CT 06095	Class S	14.48%	4.51%

INDEX PLUS INTERNATIONAL EQUITY	ING USA ANNUITY AND LIFE INSURANCE COMPANY 1475 DUNWOODY DR WEST CHESTER PA 19380-1478	Service 2 Class	100.0%	0.16%

INTERNATIONAL GROWTH OPPORTUNITIES	ING LIFE INSURANCE & ANNUITY CO 151 FARMINGTON AVE HARTFORD CT 06156-0001	ADV Class	41.49%	0.00%

INTERNATIONAL GROWTH OPPORTUNITIES	STATE STREET BK & TR CO CUST IRA R/O EMILY E JIMENEZ 3305 WYNDHAM CIR APT 250 ALEXANDRIA VA 22302-4305	ADV Class	57.84%	0.00%

Portfolio	Fund Name	Class and Type of Ownership	Percentage of Class	Percentage of Fund

INTERNATIONAL GROWTH OPPORTUNITIES	ING GLOBAL EQUITY OPTION FUND ATTN DOROTHY ROMAN 7337 E DOUBLETREE RANCH RD SCOTTSDALE AZ 85258-2034	Class I	99.98%	2.25%

INTERNATIONAL GROWTH OPPORTUNITIES	ING USA ANNUITY AND LIFE INSURANCE COMPANY 1475 DUNWOODY DR WEST CHESTER PA 19380-1478	Class S	99.29%	89.93%

INTERNATIONAL GROWTH OPPORTUNITIES	ING USA ANNUITY AND LIFE INSURANCE COMPANY 1475 DUNWOODY DR WEST CHESTER PA 19380-1478	Service 2 Class	100.0%	7.17%

JANUS CONTRARIAN	ING NATIONAL TRUST 1 ORANGE ST HARTFORD CT 06106	ADV Class	100.0%	0.09%

JANUS CONTRARIAN	ING LIFESTYLE AGGRESSIVE GROWTH ATTN CARNEEN STOKES 7337 E DOUBLETREE RANCH RD SCOTTSDALE AZ 85258-2034	Class I	14.09%	3.86%

JANUS CONTRARIAN	ING LIFESTYLE GROWTH PORTFOLIO ATTN CARNEEN STOKES 7337 E DOUBLETREE RANCH RD SCOTTSDALE AZ 85258-2034	Class I	37.80%	10.36%

JANUS CONTRARIAN	ING LIFESTYLE MODERATE GROWTH PORTFOLIO ATTN CARNEEN STOKES 7337 E DOUBLETREE RANCH RD SCOTTSDALE AZ 85258-2034	Class I	32.47%	8.90%

JANUS CONTRARIAN	ING LIFESTYLE MODERATE PORTFOLIO ATTN CARNEEN STOKES 7337 E DOUBLETREE RANCH RD SCOTTSDALE AZ 85258-2034	Class I	9.84%	2.70%

JANUS CONTRARIAN	ING USA ANNUITY AND LIFE INSURANCE COMPANY 1475 DUNWOODY DR WEST CHESTER PA 19380-1478	Class S	89.93%	62.64%

JANUS CONTRARIAN	ING LIFE INSURANCE & ANNUITY CO ATTN VALUATION UNIT-TN41 ONE ORANGE WAY B3N WINDSOR CT 06095	Class S	7.48%	5.21%

JANUS CONTRARIAN	ING USA ANNUITY AND LIFE INSURANCE COMPANY 1475 DUNWOODY DR WEST CHESTER PA 19380-1478	Service 2 Class	100.0%	2.85%

JPMORGAN EMERGING MARKETS EQUITY	ING NATIONAL TRUST 1 ORANGE ST HARTFORD CT 06106	ADV Class	85.22%	0.26%

JPMORGAN EMERGING MARKETS EQUITY	ING LIFE INSURANCE & ANNUITY CO ATTN VALUATION UNIT-TS31 ONE ORANGE WAY B3N WINDSOR CT 06095	ADV Class	14.78%	0.05%

JPMORGAN EMERGING MARKETS EQUITY	ING LIFE INSURANCE & ANNUITY CO ACES SEPARATE ACCT B VALUATIONS PROCESSING DEPARTMENT ONE ORANGE WAY, B3N WINDSOR CT 06095	Class I	11.43%	3.28%

JPMORGAN EMERGING MARKETS EQUITY	SECURITY LIFE INSURANCE OF DENVER A VUL RTE 5106 PO BOX 20 MINNEAPOLIS MN 55440-0020	Class I	9.87%	2.83%

Portfolio	Fund Name	Class and Type of Ownership	Percentage of Class	Percentage of Fund

JPMORGAN EMERGING MARKETS EQUITY	ING LIFESTYLE AGGRESSIVE GROWTH PORTFOLIO ATTN CARNEEN STOKES 7337 E DOUBLETREE RANCH RD SCOTTSDALE AZ 85258-2034	Class I	10.65%	3.05%

JPMORGAN EMERGING MARKETS EQUITY	ING LIFESTYLE GROWTH PORTFOLIO ATTN CARNEEN STOKES 7337 E DOUBLETREE RANCH RD SCOTTSDALE AZ 85258-2034	Class I	21.43%	6.14%

JPMORGAN EMERGING MARKETS EQUITY	ING LIFESTYLE MODERATE GROWTH PORTFOLIO ATTN CARNEEN STOKES 7337 E DOUBLETREE RANCH RD SCOTTSDALE AZ 85258-2034	Class I	12.27%	3.52%

JPMORGAN EMERGING MARKETS EQUITY	ING SOLUTION 2025 PORTFOLIO ATTN CARNEEN STOKES 7337 E DOUBLETREE RANCH RD SCOTTSDALE AZ 85258-2034	Class I	7.44%	2.13%

JPMORGAN EMERGING MARKETS EQUITY	ING SOLUTION 2035 PORTFOLIO ATTN CARNEEN STOKES 7337 E DOUBLETREE RANCH RD SCOTTSDALE AZ 85258-2034	Class I	11.61%	3.33%

JPMORGAN EMERGING MARKETS EQUITY	ING SOLUTION 2045 PORTFOLIO ATTN CARNEEN STOKES 7337 E DOUBLETREE RANCH RD SCOTTSDALE AZ 85258-2034	Class I	8.45%	2.42%

JPMORGAN EMERGING MARKETS EQUITY	ING USA ANNUITY AND LIFE INSURANCE COMPANY 1475 DUNWOODY DR WEST CHESTER PA 19380-1478	Class S	90.11%	61.33%

JPMORGAN EMERGING MARKETS EQUITY	ING LIFE INSURANCE & ANNUITY CO ATTN VALUATION UNIT-TN41 ONE ORANGE WAY B3N WINDSOR CT 06095	Class S	6.76%	4.60%

JPMORGAN EMERGING MARKETS EQUITY	ING USA ANNUITY AND LIFE INSURANCE COMPANY 1475 DUNWOODY DR WEST CHESTER PA 19380-1478	Service 2 Class	100.0%	2.97%

JPMORGAN SMALL CAP CORE EQUITY	ING LIFE INSURANCE & ANNUITY CO ATTN VALUATION UNIT-TS31 ONE ORANGE WAY B3N WINDSOR CT 06095	ADV Class	14.79%	0.09%

JPMORGAN SMALL CAP CORE EQUITY	ING NATIONAL TRUST 1 ORANGE ST HARTFORD CT 06106	ADV Class	82.80%	0.48%

JPMORGAN SMALL CAP CORE EQUITY	ING LIFESTYLE AGGRESSIVE GROWTH PORTFOLIO ATTN CARNEEN STOKES 7337 E DOUBLETREE RANCH RD SCOTTSDALE AZ 85258-2034	Class I	14.04%	5.68%

JPMORGAN SMALL CAP CORE EQUITY	ING LIFESTYLE GROWTH PORTFOLIO ATTN CARNEEN STOKES 7337 E DOUBLETREE RANCH RD SCOTTSDALE AZ 85258-2034	Class I	28.25%	11.42%

JPMORGAN SMALL CAP CORE EQUITY	RELIASTAR LIFE INSURANCE CO FBO SVUL I ATTN JILL BARTH CONVEYOR TN41 1 ORANGE WAY WINDSOR CT 06095	Class I	35.98%	14.54%

JPMORGAN SMALL CAP CORE EQUITY	SECURITY LIFE INSURANCE OF DENVER A VUL RTE 5106 PO BOX 20 MINNEAPOLIS MN 55440-0020	Class I	19.26%	7.79%

Portfolio	Fund Name	Class and Type of Ownership	Percentage of Class	Percentage of Fund

JPMORGAN SMALL CAP CORE EQUITY	ING USA ANNUITY AND LIFE INSURANCE COMPANY 1475 DUNWOODY DR WEST CHESTER PA 19380-1478	Class S	91.44%	44.01%

JPMORGAN SMALL CAP CORE EQUITY	ING USA ANNUITY AND LIFE INSURANCE COMPANY 1475 DUNWOODY DR WEST CHESTER PA 19380-1478	Service 2 Class	100.0%	10.86%

JPMORGAN VALUE OPPORTUNITIES	ING LIFE INSURANCE & ANNUITY CO ATTN VALUATION UNIT-TN41 ONE ORANGE WAY B3N WINDSOR CT 06095	ADV Class	99.96%	0.00%

JPMORGAN VALUE OPPORTUNITIES	RELIASTAR LIFE INSURANCE CO FBO SVUL I ATTN JILL BARTH CONVEYOR TN41 1 ORANGE WAY WINDSOR CT 06095	Class I	11.96%	10.85%

JPMORGAN VALUE OPPORTUNITIES	ING LIFESTYLE AGGRESSIVE GROWTH PORTFOLIO ATTN CARNEEN STOKES 7337 E DOUBLETREE RANCH RD SCOTTSDALE AZ 85258-2034	Class I	10.61%	9.63%

JPMORGAN VALUE OPPORTUNITIES	ING LIFESTYLE GROWTH PORTFOLIO ATTN CARNEEN STOKES 7337 E DOUBLETREE RANCH RD SCOTTSDALE AZ 85258-2034	Class I	28.47%	25.84%

JPMORGAN VALUE OPPORTUNITIES	ING LIFESTYLE MODERATE GROWTH PORTFOLIO ATTN CARNEEN STOKES 7337 E DOUBLETREE RANCH RD SCOTTSDALE AZ 85258-2034	Class I	24.46%	22.20%

JPMORGAN VALUE OPPORTUNITIES	ING LIFESTYLE MODERATE PORTFOLIO ATTN CARNEEN STOKES 7337 E DOUBLETREE RANCH RD SCOTTSDALE AZ 85258-2034	Class I	14.83%	13.46%

JPMORGAN VALUE OPPORTUNITIES	ING USA ANNUITY AND LIFE INSURANCE COMPANY 1475 DUNWOODY DR WEST CHESTER PA 19380-1478	Class S	77.37%	6.97%

JPMORGAN VALUE OPPORTUNITIES	ING LIFE INSURANCE & ANNUITY CO ATTN VALUATION UNIT-TN41 ONE ORANGE WAY B3N WINDSOR CT 06095	Class S	17.63%	1.58%

JPMORGAN VALUE OPPORTUNITIES	ING USA ANNUITY AND LIFE INSURANCE COMPANY 1475 DUNWOODY DR WEST CHESTER PA 19380-1478	Service 2 Class	100.0%	0.27%

LIMITED MATURITY BOND	ING LIFE INSURANCE & ANNUITY CO 151 FARMINGTON AVE HARTFORD CT 06156-0001	ADV Class	97.30%	97.30%

LIMITED MATURITY BOND	ING LIFESTYLE CONSERVATIVE PORTFOLIO ATTN CARNEEN STOKES 7337 E DOUBLETREE RANCH RD SCOTTSDALE AZ 85258-2034	Class I	6.32%	2.89%

LIMITED MATURITY BOND	ING LIFESTYLE MODERATE GROWTH PORTFOLIO ATTN CARNEEN STOKES 7337 E DOUBLETREE RANCH RD SCOTTSDALE AZ 85258-2034	Class I	14.10%	6.45%

Portfolio	Fund Name	Class and Type of Ownership	Percentage of Class	Percentage of Fund

LIMITED MATURITY BOND	ING LIFESTYLE MODERATE PORTFOLIO ATTN CARNEEN STOKES 7337 E DOUBLETREE RANCH RD SCOTTSDALE AZ 85258-2034	Class I	42.72%	19.56%

LIMITED MATURITY BOND	ING SOLUTION 2015 PORTFOLIO ATTN CARNEEN STOKES 7337 E DOUBLETREE RANCH RD SCOTTSDALE AZ 85258-2034	Class I	8.77%	4.01%

LIMITED MATURITY BOND	ING SOLUTION 2025 PORTFOLIO ATTN CARNEEN STOKES 7337 E DOUBLETREE RANCH RD SCOTTSDALE AZ 85258-2034	Class I	11.68%	5.35%

LIMITED MATURITY BOND	ING SOLUTION PORTFOLIO ATTN CARNEEN STOKES 7337 E DOUBLETREE RANCH RD SCOTTSDALE AZ 85258-2034	Class I	16.38%	7.50%

LIMITED MATURITY BOND	ING USA ANNUITY AND LIFE INSURANCE COMPANY 1475 DUNWOODY DR WEST CHESTER PA 19380-1478	Class S	65.84%	35.70%

LIMITED MATURITY BOND	SECURITY LIFE INSURANCE OF DENVER A VUL RTE 5106 PO BOX 20 MINNEAPOLIS MN 55440-0020	Class S	13.22%	7.17%

LIMITED MATURITY BOND	RELIASTAR LIFE INSURANCE CO FBO SVUL I ATTN JILL BARTH CONVEYOR TN41 1 ORANGE WAY WINDSOR CT 06095	Class S	15.35%	8.32%

LIMITED MATURITY BOND	ING LIFE INSURANCE & ANNUITY CO 151 FARMINGTON AVE HARTFORD CT 06156-0001	Service 2 Class	96.97%	0.00%

LIQUID ASSETS	ING LIFESTYLE MODERATE PORTFOLIO ATTN CARNEEN STOKES 7337 E DOUBLETREE RANCH RD SCOTTSDALE AZ 85258-2034	Class I	6.71%	0.49%

LIQUID ASSETS	RELIASTAR LIFE INSURANCE CO FBO SVUL I ATTN JILL BARTH CONVEYOR TN41 1 ORANGE WAY WINDSOR CT 06095	Class I	39.95%	2.93%

LIQUID ASSETS	SECURITY LIFE INSURANCE OF DENVER A VUL RTE 5106 PO BOX 20 MINNEAPOLIS MN 55440-0020	Class I	46.42%	3.40%

LIQUID ASSETS	ING USA ANNUITY AND LIFE INSURANCE COMPANY 1475 DUNWOODY DR WEST CHESTER PA 19380-1478	Class S	95.31%	82.68%

LIQUID ASSETS	ING USA ANNUITY AND LIFE INSURANCE COMPANY 1475 DUNWOODY DR WEST CHESTER PA 19380-1478	Service 2 Class	29.96%	1.77%

LIQUID ASSETS	ING NATIONAL TRUST 1 ORANGE ST HARTFORD CT 06106	Service 2 Class	70.04%	4.14%

LORD ABBETT AFFILIATED	ING LIFE INSURANCE & ANNUITY CO 151 FARMINGTON AVE HARTFORD CT 06156-0001	ADV Class	96.87%	96.87%

Portfolio	Fund Name	Class and Type of Ownership	Percentage of Class	Percentage of Fund

LORD ABBETT AFFILIATED	ING LIFE INSURANCE & ANNUITY CO ATTN VALUATION UNIT-TN41 ONE ORANGE WAY B3N WINDSOR CT 06095	Class I	97.76%	55.58%

LORD ABBETT AFFILIATED	ING USA ANNUITY AND LIFE INSURANCE COMPANY 1475 DUNWOODY DR WEST CHESTER PA 19380-1478	Class S	97.74%	40.84%

LORD ABBETT AFFILIATED	ING USA ANNUITY AND LIFE INSURANCE COMPANY 1475 DUNWOODY DR WEST CHESTER PA 19380-1478	Service 2 Class	100.0%	1.36%

MARSICO GROWTH	ING NATIONAL TRUST 1 ORANGE ST HARTFORD CT 06106	ADV Class	23.49%	0.12%

MARSICO GROWTH	ING LIFE INSURANCE & ANNUITY CO ATTN VALUATION UNIT-TS31 ONE ORANGE WAY B3N WINDSOR CT 06095	ADV Class	76.27%	0.39%

MARSICO GROWTH	ING LIFESTYLE GROWTH PORTFOLIO ATTN CARNEEN STOKES 7337 E DOUBLETREE RANCH RD SCOTTSDALE AZ 85258-2034	Class I	14.18%	4.41%

MARSICO GROWTH	ING LIFESTYLE MODERATE GROWTH ATTN CARNEEN STOKES 7337 E DOUBLETREE RANCH RD SCOTTSDALE AZ 85258-2034	Class I	12.19%	3.78%

MARSICO GROWTH	ING LIFESTYLE MODERATE PORTFOLIO ATTN CARNEEN STOKES 7337 E DOUBLETREE RANCH RD SCOTTSDALE AZ 85258-2034	Class I	7.39%	2.29%

MARSICO GROWTH	ING SOLUTION 2015 PORTFOLIO ATTN CARNEEN STOKES 7337 E DOUBLETREE RANCH RD SCOTTSDALE AZ 85258-2034	Class I	8.08%	2.51%

MARSICO GROWTH	ING SOLUTION 2025 PORTFOLIO ATTN CARNEEN STOKES 7337 E DOUBLETREE RANCH RD SCOTTSDALE AZ 85258-2034	Class I	17.96%	5.58%

MARSICO GROWTH	ING SOLUTION 2035 PORTFOLIO ATTN CARNEEN STOKES 7337 E DOUBLETREE RANCH RD SCOTTSDALE AZ 85258-2034	Class I	16.82%	5.22%

MARSICO GROWTH	ING SOLUTION 2045 PORTFOLIO ATTN CARNEEN STOKES 7337 E DOUBLETREE RANCH RD SCOTTSDALE AZ 85258-2034	Class I	9.79%	3.04%

MARSICO GROWTH	ING USA ANNUITY AND LIFE INSURANCE COMPANY 1475 DUNWOODY DR WEST CHESTER PA 19380-1478	Class S	90.20%	59.82%

MARSICO GROWTH	ING LIFE INSURANCE & ANNUITY CO ATTN VALUATION UNIT-TN41 ONE ORANGE WAY B3N WINDSOR CT 06095	Class S	6.70%	4.44%

MARSICO GROWTH	ING USA ANNUITY AND LIFE INSURANCE COMPANY 1475 DUNWOODY DR WEST CHESTER PA 19380-1478	Service 2 Class	100.0%	2.11%

Portfolio	Fund Name	Class and Type of Ownership	Percentage of Class	Percentage of Fund

MARSICO INTERNATIONAL	RELIASTAR LIFE INSURANCE CO FBO SELECT LIFE NY RTE 5106 PO BOX 20 MINNEAPOLIS MN 55440-0020	ADV Class	14.69%	0.15%

MARSICO INTERNATIONAL	RELIASTAR LIFE INSURANCE CO FBO SVUL I ATTN JILL BARTH CONVEYOR TN41 1 ORANGE WAY WINDSOR CT 06095	ADV Class	81.02%	0.81%

MARSICO INTERNATIONAL	RELIASTAR LIFE INSURANCE CO FBO SVUL I ATTN JILL BARTH CONVEYOR TN41 1 ORANGE WAY WINDSOR CT 06095	Class I	13.81%	7.46%

MARSICO INTERNATIONAL	ING LIFESTYLE AGGRESSIVE GROWTH PORTFOLIO ATTN CARNEEN STOKES 7337 E DOUBLETREE RANCH RD SCOTTSDALE AZ 85258-2034	Class I	5.09%	2.75%

MARSICO INTERNATIONAL	ING LIFESTYLE GROWTH PORTFOLIO ATTN CARNEEN STOKES 7337 E DOUBLETREE RANCH RD SCOTTSDALE AZ 85258-2034	Class I	13.66%	7.37%

MARSICO INTERNATIONAL	ING LIFESTYLE MODERATE GROWTH PORTFOLIO ATTN CARNEEN STOKES 7337 E DOUBLETREE RANCH RD SCOTTSDALE AZ 85258-2034	Class I	11.74%	6.33%

MARSICO INTERNATIONAL	ING LIFESTYLE MODERATE PORTFOLIO ATTN CARNEEN STOKES 7337 E DOUBLETREE RANCH RD SCOTTSDALE AZ 85258-2034	Class I	7.11%	3.84%

MARSICO INTERNATIONAL	ING SOLUTION 2015 PORTFOLIO ATTN CARNEEN STOKES 7337 E DOUBLETREE RANCH RD SCOTTSDALE AZ 85258-2034	Class I	5.16%	2.79%

MARSICO INTERNATIONAL	ING SOLUTION 2025 PORTFOLIO ATTN CARNEEN STOKES 7337 E DOUBLETREE RANCH RD SCOTTSDALE AZ 85258-2034	Class I	12.04%	6.50%

MARSICO INTERNATIONAL	ING SOLUTION 2035 PORTFOLIO ATTN CARNEEN STOKES 7337 E DOUBLETREE RANCH RD SCOTTSDALE AZ 85258-2034	Class I	13.42%	7.24%

MARSICO INTERNATIONAL	ING SOLUTION 2045 PORTFOLIO ATTN CARNEEN STOKES 7337 E DOUBLETREE RANCH RD SCOTTSDALE AZ 85258-2034	Class I	9.38%	5.06%

MARSICO INTERNATIONAL	ING USA ANNUITY AND LIFE INSURANCE COMPANY 1475 DUNWOODY DR WEST CHESTER PA 19380-1478	Class S	82.57%	37.18%

MARSICO INTERNATIONAL	ING LIFE INSURANCE & ANNUITY CO ATTN VALUATION UNIT-TN41 ONE ORANGE WAY B3N WINDSOR CT 06095	Class S	12.29%	5.53%

MARSICO INTERNATIONAL	ING LIFE INSURANCE & ANNUITY CO 151 FARMINGTON AVE HARTFORD CT 06156-0001	Service 2 Class	97.20%	0.00%

Portfolio	Fund Name	Class and Type of Ownership	Percentage of Class	Percentage of Fund

MFS TOTAL RETURN	ING NATIONAL TRUST 1 ORANGE ST HARTFORD CT 06106	ADV Class	42.64%	0.08%

MFS TOTAL RETURN	ING LIFE INSURANCE & ANNUITY CO ATTN VALUATION UNIT-TS31 ONE ORANGE WAY B3N WINDSOR CT 06095	ADV Class	57.36%	0.11%

MFS TOTAL RETURN	ING LIFE INSURANCE & ANNUITY CO ATTN VALUATION UNIT-TN41 ONE ORANGE WAY B3N WINDSOR CT 06095	Class I	87.21%	10.55%

MFS TOTAL RETURN	SECURITY LIFE INSURANCE OF DENVER A VUL RTE 5106 PO BOX 20 MINNEAPOLIS MN 55440-0020	Class I	5.06%	0.61%

MFS TOTAL RETURN	RELIASTAR LIFE INSURANCE CO FBO SVUL I ATTN JILL BARTH CONVEYOR TN41 1 ORANGE WAY WINDSOR CT 06095	Class I	5.85%	0.71%

MFS TOTAL RETURN	ING USA ANNUITY AND LIFE INSURANCE COMPANY 1475 DUNWOODY DR WEST CHESTER PA 19380-1478	Class S	94.56%	79.77%

MFS TOTAL RETURN	ING USA ANNUITY AND LIFE INSURANCE COMPANY 1475 DUNWOODY DR WEST CHESTER PA 19380-1478	Service 2 Class	97.60%	3.29%

MFS UTILITIES	ING NATIONAL TRUST 1 ORANGE ST HARTFORD CT 06106	ADV Class	84.34%	0.13%

MFS UTILITIES	ING LIFE INSURANCE & ANNUITY CO ATTN VALUATION UNIT-TS31 1 ORANGE WAY # B3N WINDSOR CT 06095	ADV Class	15.66%	0.02%

MFS UTILITIES	ING USA ANNUITY AND LIFE INSURANCE COMPANY 1475 DUNWOODY DR WEST CHESTER PA 19380-1478	Class I	9.92%	0.11%

MFS UTILITIES	RELIASTAR LIFE INSURANCE CO FBO SVUL I ATTN JILL BARTH CONVEYOR TN41 1 ORANGE WAY WINDSOR CT 06095	Class I	90.08%	1.03%

MFS UTILITIES	ING USA ANNUITY AND LIFE INSURANCE COMPANY 1475 DUNWOODY DR WEST CHESTER PA 19380-1478	Class S	85.93%	84.81%

MFS UTILITIES	ING LIFE INSURANCE & ANNUITY CO ATTN VALUATION UNIT-TN41 ONE ORANGE WAY B3N WINDSOR CT 06095	Class S	9.24%	9.12%

MFS UTILITIES	ING LIFE INSURANCE & ANNUITY CO 151 FARMINGTON AVE HARTFORD CT 06156-0001	Service 2 Class	99.13%	0.00%

MULTI-MANAGER INTERNATIONAL SMALL CAP	ING USA ANNUITY AND LIFE INSURANCE COMPANY 1475 DUNWOODY DR WEST CHESTER PA 19380-1478	Class S	95.21%	95.21%

OPPENHEIMER MAIN STREET®	ING LIFE INSURANCE & ANNUITY CO 151 FARMINGTON AVE HARTFORD CT 06156-0001	ADV Class	96.82%	96.82%

Portfolio	Fund Name	Class and Type of Ownership	Percentage of Class	Percentage of Fund

OPPENHEIMER MAIN STREET®	ING USA ANNUITY AND LIFE INSURANCE COMPANY 1475 DUNWOODY DR WEST CHESTER PA 19380-1478	Class I	11.38%	0.13%

OPPENHEIMER MAIN STREET®	ING LIFE INSURANCE & ANNUITY CO ATTN VALUATION UNIT-TN41 ONE ORANGE WAY B3N WINDSOR CT 06095	Class I	53.88%	0.62%

OPPENHEIMER MAIN STREET®	SECURITY LIFE INSURANCE OF DENVER A VUL RTE 5106 PO BOX 20 MINNEAPOLIS MN 55440-0020	Class I	20.47%	0.24%

OPPENHEIMER MAIN STREET®	RELIASTAR LIFE INSURANCE CO FBO SVUL I ATTN JILL BARTH CONVEYOR TN41 1 ORANGE WAY WINDSOR CT 06095	Class I	14.06%	0.16%

OPPENHEIMER MAIN STREET®	ING USA ANNUITY AND LIFE INSURANCE COMPANY 1475 DUNWOODY DR WEST CHESTER PA 19380-1478	Class S	95.17%	93.09%

OPPENHEIMER MAIN STREET®	ING USA ANNUITY AND LIFE INSURANCE COMPANY 1475 DUNWOODY DR WEST CHESTER PA 19380-1478	Service 2 Class	100.0%	1.03%

PIMCO HIGH YIELD	ING SOLUTION 2015 PORTFOLIO ATTN CARNEEN STOKES 7337 E DOUBLETREE RANCH RD SCOTTSDALE AZ 85258-2034	Class I	10.07%	3.75%

PIMCO HIGH YIELD	ING SOLUTION 2025 PORTFOLIO ATTN CARNEEN STOKES 7337 E DOUBLETREE RANCH RD SCOTTSDALE AZ 85258-2034	Class I	6.72%	2.50%

PIMCO HIGH YIELD	ING LIFESTYLE GROWTH PORTFOLIO ATTN CARNEEN STOKES 7337 E DOUBLETREE RANCH RD SCOTTSDALE AZ 85258-2034	Class I	27.00%	10.05%

PIMCO HIGH YIELD	ING LIFESTYLE MODERATE GROWTH PORTFOLIO ATTN CARNEEN STOKES 7337 E DOUBLETREE RANCH RD SCOTTSDALE AZ 85258-2034	Class I	28.99%	10.79%

PIMCO HIGH YIELD	ING LIFESTYLE MODERATE PORTFOLIO ATTN CARNEEN STOKES 7337 E DOUBLETREE RANCH RD SCOTTSDALE AZ 85258-2034	Class I	21.07%	7.84%

PIMCO HIGH YIELD	ING LIFE INSURANCE & ANNUITY CO ATTN VALUATION UNIT-TN41 ONE ORANGE WAY B3N WINDSOR CT 06095	Class S	5.84%	3.67%

PIMCO HIGH YIELD	ING USA ANNUITY AND LIFE INSURANCE COMPANY 1475 DUNWOODY DR WEST CHESTER PA 19380-1478	Class S	90.50%	56.82%

PIMCO HIGH YIELD	ING LIFE INSURANCE & ANNUITY CO 151 FARMINGTON AVE HARTFORD CT 06156-0001	Service 2 Class	97.76%	0.00%

PIMCO HIGH YIELD	ING LIFE INSURANCE & ANNUITY CO 151 FARMINGTON AVE HARTFORD CT 06156-0001	Service 2 Class	97.76%	97.76%

Portfolio	Fund Name	Class and Type of Ownership	Percentage of Class	Percentage of Fund

PIMCO TOTAL RETURN BOND	ING NATIONAL TRUST 1 ORANGE ST HARTFORD CT 06106	ADV Class	74.98%	74.98%

PIMCO TOTAL RETURN BOND	ING LIFE INSURANCE & ANNUITY CO ATTN VALUATION UNIT-TN41 ONE ORANGE WAY B3N WINDSOR CT 06095	ADV Class	16.45%	16.45%

PIMCO TOTAL RETURN BOND	ING ENHANCED K-CHOICE TRUSTEE: RELIANCE TRUST COMPANY 400 ATRIUM DRIVE SOMERSET NJ 08873-4162	ADV Class	8.58%	8.58%

PIMCO TOTAL RETURN BOND	ING LIFESTYLE CONSERVATIVE PORTFOLIO ATTN CARNEEN STOKES 7337 E DOUBLETREE RANCH RD SCOTTSDALE AZ 85258-2034	Class I	5.73%	1.44%

PIMCO TOTAL RETURN BOND	ING LIFESTYLE GROWTH PORTFOLIO ATTN CARNEEN STOKES 7337 E DOUBLETREE RANCH RD SCOTTSDALE AZ 85258-2034	Class I	17.78%	4.47%

PIMCO TOTAL RETURN BOND	ING LIFESTYLE MODERATE GROWTH PORTFOLIO ATTN CARNEEN STOKES 7337 E DOUBLETREE RANCH RD SCOTTSDALE AZ 85258-2034	Class I	33.33%	8.37%

PIMCO TOTAL RETURN BOND	ING LIFESTYLE MODERATE PORTFOLIO ATTN CARNEEN STOKES 7337 E DOUBLETREE RANCH RD SCOTTSDALE AZ 85258-2034	Class I	25.26%	6.34%

PIMCO TOTAL RETURN BOND	ING SOLUTION 2015 PORTFOLIO ATTN CARNEEN STOKES 7337 E DOUBLETREE RANCH RD SCOTTSDALE AZ 85258-2034	Class I	5.73%	1.44%

PIMCO TOTAL RETURN BOND	ING USA ANNUITY AND LIFE INSURANCE COMPANY 1475 DUNWOODY DR WEST CHESTER PA 19380-1478	Class S	98.45%	71.82%

PIMCO TOTAL RETURN BOND	ING USA ANNUITY AND LIFE INSURANCE COMPANY 1475 DUNWOODY DR WEST CHESTER PA 19380-1478	Service 2 Class	100.0%	1.94%

PIONEER EQUITY INCOME	ING LIFE INSURANCE & ANNUITY CO 151 FARMINGTON AVE HARTFORD CT 06156-0001	ADV Class	98.04%	0.00%

PIONEER EQUITY INCOME	ING LIFE INSURANCE & ANNUITY CO ATTN VALUATION UNIT-TN41 ONE ORANGE WAY B3N WINDSOR CT 06095	Class I	98.91%	98.91%

PIONEER EQUITY INCOME	ING LIFE INSURANCE & ANNUITY CO 151 FARMINGTON AVE HARTFORD CT 06156-0001	Class S	99.0%	0.00%

PIONEER FUND	ING LIFE INSURANCE & ANNUITY CO 151 FARMINGTON AVE HARTFORD CT 06156-0001	ADV Class	97.68%	0.00%

PIONEER FUND	ING LIFE INSURANCE & ANNUITY CO ATTN VALUATION UNIT-TN41 ONE ORANGE WAY B3N WINDSOR CT 06095	Class I	92.32%	30.38%

Portfolio	Fund Name	Class and Type of Ownership	Percentage of Class	Percentage of Fund

PIONEER FUND	SECURITY LIFE INSURANCE OF DENVER A VUL RTE 5106 PO BOX 20 MINNEAPOLIS MN 55440-0020	Class I	5.45%	1.79%

PIONEER FUND	ING USA ANNUITY AND LIFE INSURANCE COMPANY 1475 DUNWOODY DR WEST CHESTER PA 19380-1478	Class S	92.64%	62.16%

PIONEER FUND	ING NATIONAL TRUST 1 ORANGE ST HARTFORD CT 06106	Class S	6.00%	4.03%

PIONEER FUND	ING LIFE INSURANCE & ANNUITY CO 151 FARMINGTON AVE HARTFORD CT 06156-0001	Service 2 Class	97.63%	0.00%

PIONEER MID CAP VALUE	ING NATIONAL TRUST ATTN GORDON ELROD 151 FARMINGTON AVE HARTFORD CT 06101	ADV Class	75.79%	0.01%

PIONEER MID CAP VALUE	ING LIFE INSURANCE & ANNUITY CO ATTN VALUATION UNIT-TN41 151 FARMINGTON AVE HARTFORD CT 06156-0001	ADV Class	24.16%	0.00%

PIONEER MID CAP VALUE	ING LIFE INSURANCE & ANNUITY CO ATTN VALUATION UNIT-TN41 ONE ORANGE WAY B3N WINDSOR CT 06095	Class I	20.21%	8.26%

PIONEER MID CAP VALUE	ING LIFESTYLE AGGRESSIVE GROWTH PORTFOLIO ATTN CARNEEN STOKES 7337 E DOUBLETREE RANCH RD SCOTTSDALE AZ 85258-2034	Class I	7.85%	3.21%

PIONEER MID CAP VALUE	ING LIFESTYLE GROWTH PORTFOLIO ATTN CARNEEN STOKES 7337 E DOUBLETREE RANCH RD SCOTTSDALE AZ 85258-2034	Class I	22.56%	9.22%

PIONEER MID CAP VALUE	ING LIFESTYLE MODERATE GROWTH PORTFOLIO ATTN CARNEEN STOKES 7337 E DOUBLETREE RANCH RD SCOTTSDALE AZ 85258-2034	Class I	15.50%	6.34%

PIONEER MID CAP VALUE	ING LIFESTYLE MODERATE PORTFOLIO ATTN CARNEEN STOKES 7337 E DOUBLETREE RANCH RD SCOTTSDALE AZ 85258-2034	Class I	7.05%	2.88%

PIONEER MID CAP VALUE	ING SOLUTION 2025 PORTFOLIO ATTN CARNEEN STOKES 7337 E DOUBLETREE RANCH RD SCOTTSDALE AZ 85258-2034	Class I	5.74%	2.35%

PIONEER MID CAP VALUE	ING SOLUTION 2035 PORTFOLIO ATTN CARNEEN STOKES 7337 E DOUBLETREE RANCH RD SCOTTSDALE AZ 85258-2034	Class I	6.27%	2.56%

PIONEER MID CAP VALUE	ING USA ANNUITY AND LIFE INSURANCE COMPANY 1475 DUNWOODY DR WEST CHESTER PA 19380-1478	Class S	98.07%	57.97%

PIONEER MID CAP VALUE	ING LIFE INSURANCE & ANNUITY CO 151 FARMINGTON AVE HARTFORD CT 06156-0001	Service 2 Class	97.12%	0.00%

Portfolio	Fund Name	Class and Type of Ownership	Percentage of Class	Percentage of Fund

STOCK INDEX	ING LIFE INSURANCE & ANNUITY CO ATTN VALUATION UNIT-TS31 ONE ORANGE WAY B3N WINDSOR CT 06095	Class I	38.18%	35.16%

STOCK INDEX	SECURITY LIFE INSURANCE OF DENVER A VUL RTE 5106 PO BOX 20 MINNEAPOLIS MN 55440-0020	Class I	37.56%	34.59%

STOCK INDEX	RELIASTAR LIFE INSURANCE CO FBO SVUL I ATTN JILL BARTH CONVEYOR TN41 1 ORANGE WAY WINDSOR CT 06095	Class I	18.25%	16.81%

STOCK INDEX	ING NATIONAL TRUST 1 ORANGE ST HARTFORD CT 06106	Class S	70.27%	2.74%

STOCK INDEX	ING LIFE INSURANCE & ANNUITY CO ATTN VALUATION UNIT-TN41 ONE ORANGE WAY B3N WINDSOR CT 06095	Class S	29.73%	1.16%

STOCK INDEX	ING NATIONAL TRUST 1 ORANGE ST HARTFORD CT 06106	Service 2 Class	15.64%	0.63%

STOCK INDEX	ING LIFE INSURANCE & ANNUITY CO ATTN VALUATION UNIT-TN41 ONE ORANGE WAY B3N WINDSOR CT 06095	Service 2 Class	84.36%	3.38%

T. ROWE PRICE CAPITAL APPRECIATION	ING NATIONAL TRUST 1 ORANGE ST HARTFORD CT 06106	ADV Class	40.25%	0.48%

T. ROWE PRICE CAPITAL APPRECIATION	ING LIFE INSURANCE & ANNUITY CO ATTN VALUATION UNIT-TN41 ONE ORANGE WAY B3N WINDSOR CT 06095	ADV Class	47.53%	0.56%

T. ROWE PRICE CAPITAL APPRECIATION	RELIASTAR LIFE INSURANCE CO FBO SVUL I ATTN JILL BARTH CONVEYOR TN41 1 ORANGE WAY WINDSOR CT 06095	ADV Class	7.78%	0.09%

T. ROWE PRICE CAPITAL APPRECIATION	ING NATIONAL TRUST 1 ORANGE ST HARTFORD CT 06106	Class I	18.52%	1.20%

T. ROWE PRICE CAPITAL APPRECIATION	ING LIFE INSURANCE & ANNUITY CO ATTN VALUATION UNIT-TN41 ONE ORANGE WAY B3N WINDSOR CT 06095	Class I	24.82%	1.61%

T. ROWE PRICE CAPITAL APPRECIATION	RELIASTAR LIFE INSURANCE CO FBO SELECT LIFE NY RTE 5106 PO BOX 20 MINNEAPOLIS MN 55440-0020	Class I	5.73%	0.37%

T. ROWE PRICE CAPITAL APPRECIATION	SECURITY LIFE INSURANCE OF DENVER A VUL RTE 5106 PO BOX 20 MINNEAPOLIS MN 55440-0020	Class I	26.24%	1.70%

T. ROWE PRICE CAPITAL APPRECIATION	RELIASTAR LIFE INSURANCE CO FBO SVUL I ATTN JILL BARTH CONVEYOR TN41 1 ORANGE WAY WINDSOR CT 06095	Class I	24.69%	1.60%

T. ROWE PRICE CAPITAL APPRECIATION	ING USA ANNUITY AND LIFE INSURANCE COMPANY 1475 DUNWOODY DR WEST CHESTER PA 19380-1478	Class S	82.85%	74.31%

Portfolio	Fund Name	Class and Type of Ownership	Percentage of Class	Percentage of Fund

T. ROWE PRICE CAPITAL APPRECIATION	ING LIFE INSURANCE & ANNUITY CO ATTN VALUATION UNIT-TN41 ONE ORANGE WAY B3N WINDSOR CT 06095	Class S	12.88%	11.56%

T. ROWE PRICE CAPITAL APPRECIATION	ING USA ANNUITY AND LIFE INSURANCE COMPANY 1475 DUNWOODY DR WEST CHESTER PA 19380-1478	Service 2 Class	98.26%	2.60%

T. ROWE PRICE EQUITY INCOME	ING NATIONAL TRUST 1 ORANGE ST HARTFORD CT 06106	ADV Class	42.42%	0.53%

T. ROWE PRICE EQUITY INCOME	ING LIFE INSURANCE & ANNUITY CO ATTN VALUATION UNIT-TS31 ONE ORANGE WAY B3N WINDSOR CT 06095	ADV Class	56.43%	0.70%

T. ROWE PRICE EQUITY INCOME	SECURITY LIFE INSURANCE OF DENVER A VUL RTE 5106 PO BOX 20 MINNEAPOLIS MN 55440-0020	Class I	7.18%	1.63%

T. ROWE PRICE EQUITY INCOME	ING SOLUTION 2015 PORTFOLIO ATTN CARNEEN STOKES 7337 E DOUBLETREE RANCH RD SCOTTSDALE AZ 85258-2034	Class I	13.14%	2.98%

T. ROWE PRICE EQUITY INCOME	ING SOLUTION 2025 PORTFOLIO ATTN CARNEEN STOKES 7337 E DOUBLETREE RANCH RD SCOTTSDALE AZ 85258-2034	Class I	27.24%	6.18%

T. ROWE PRICE EQUITY INCOME	ING SOLUTION 2035 PORTFOLIO ATTN CARNEEN STOKES 7337 E DOUBLETREE RANCH RD SCOTTSDALE AZ 85258-2034	Class I	24.30%	5.51%

T. ROWE PRICE EQUITY INCOME	ING SOLUTION 2045 PORTFOLIO ATTN CARNEEN STOKES 7337 E DOUBLETREE RANCH RD SCOTTSDALE AZ 85258-2034	Class I	15.91%	3.61%

T. ROWE PRICE EQUITY INCOME	ING USA ANNUITY AND LIFE INSURANCE COMPANY 1475 DUNWOODY DR WEST CHESTER PA 19380-1478	Class S	76.59%	55.09%

T. ROWE PRICE EQUITY INCOME	ING LIFE INSURANCE & ANNUITY CO ATTN VALUATION UNIT-TN41 ONE ORANGE WAY B3N WINDSOR CT 06095	Class S	19.12%	13.75%

T. ROWE PRICE EQUITY INCOME	ING USA ANNUITY AND LIFE INSURANCE COMPANY 1475 DUNWOODY DR WEST CHESTER PA 19380-1478	Service 2 Class	49.09%	2.03%

T. ROWE PRICE EQUITY INCOME	ING NATIONAL TRUST 1 ORANGE ST HARTFORD CT 06106	Service 2 Class	50.28%	2.08%

TEMPLETON GLOBAL GROWTH	ING LIFE INSURANCE & ANNUITY CO 151 FARMINGTON AVE HARTFORD CT 06156-0001	ADV Class	98.99%	0.00%

TEMPLETON GLOBAL GROWTH	ING LIFE INSURANCE & ANNUITY CO 151 FARMINGTON AVE HARTFORD CT 06156-0001	ADV Class	98.99%	98.99%

TEMPLETON GLOBAL GROWTH	ING USA ANNUITY AND LIFE INSURANCE COMPANY 1475 DUNWOODY DR WEST CHESTER PA 19380-1478	Class S	97.09%	95.61%

Portfolio	Fund Name	Class and Type of Ownership	Percentage of Class	Percentage of Fund

TEMPLETON GLOBAL GROWTH	ING USA ANNUITY AND LIFE INSURANCE COMPANY 1475 DUNWOODY DR WEST CHESTER PA 19380-1478	Service 2 Class	100.0%	1.52%

VAN KAMPEN CAPITAL GROWTH	ING LIFE INSURANCE & ANNUITY CO ATTN VALUATION UNIT-TN41 ONE ORANGE WAY B3N WINDSOR CT 06095	ADV Class	99.75%	0.00%

VAN KAMPEN CAPITAL GROWTH	RELIASTAR LIFE INSURANCE CO FBO SVUL I ATTN JILL BARTH CONVEYOR TN41 1 ORANGE WAY WINDSOR CT 06095	Class I	61.92%	38.87%

VAN KAMPEN CAPITAL GROWTH	SECURITY LIFE INSURANCE OF DENVER A VUL RTE 5106 PO BOX 20 MINNEAPOLIS MN 55440-0020	Class I	20.65%	12.96%

VAN KAMPEN CAPITAL GROWTH	ING LIFE INSURANCE & ANNUITY CO ATTN VALUATION UNIT-TS31 151 FARMINGTON AVE HARTFORD CT 06156-0001	Class I	14.56%	9.14%

VAN KAMPEN CAPITAL GROWTH	ING USA ANNUITY AND LIFE INSURANCE COMPANY 1475 DUNWOODY DR WEST CHESTER PA 19380-1478	Class S	98.57%	36.69%

VAN KAMPEN CAPITAL GROWTH	ING USA ANNUITY AND LIFE INSURANCE COMPANY 1475 DUNWOODY DR WEST CHESTER PA 19380-1478	Service 2 Class	99.96%	0.00%

VAN KAMPEN GLOBAL FRANCHISE	ING LIFE INSURANCE & ANNUITY CO 151 FARMINGTON AVE HARTFORD CT 06156-0001	ADV Class	99.09%	0.00%

VAN KAMPEN GLOBAL FRANCHISE	ING LIFE INSURANCE & ANNUITY CO 151 FARMINGTON AVE HARTFORD CT 06156-0001	Class I	97.03%	97.03%

VAN KAMPEN GLOBAL FRANCHISE	ING USA ANNUITY AND LIFE INSURANCE COMPANY 1475 DUNWOODY DR WEST CHESTER PA 19380-1478	Class S	98.49%	79.41%

VAN KAMPEN GLOBAL FRANCHISE	ING USA ANNUITY AND LIFE INSURANCE COMPANY 1475 DUNWOODY DR WEST CHESTER PA 19380-1478	Service 2 Class	100.0%	19.37%

VAN KAMPEN GROWTH AND INCOME	RELIASTAR LIFE INSURANCE CO FBO SVUL I ATTN JILL BARTH CONVEYOR TN41 1 ORANGE WAY WINDSOR CT 06095	ADV Class	9.23%	0.03%

VAN KAMPEN GROWTH AND INCOME	ING LIFE INSURANCE & ANNUITY CO ATTN VALUATION UNIT-TN41 ONE ORANGE WAY B3N WINDSOR CT 06095	ADV Class	18.82%	0.05%

VAN KAMPEN GROWTH AND INCOME	ING NATIONAL TRUST 1 ORANGE ST HARTFORD CT 06106	ADV Class	67.44%	0.20%

VAN KAMPEN GROWTH AND INCOME	ING USA ANNUITY AND LIFE INSURANCE COMPANY 1475 DUNWOODY DR WEST CHESTER PA 19380-1478	Class I	7.76%	0.20%

VAN KAMPEN GROWTH AND INCOME	ING NATIONAL TRUST 1 ORANGE ST HARTFORD CT 06106	Class I	61.68%	1.62%

Portfolio	Fund Name	Class and Type of Ownership	Percentage of Class	Percentage of Fund

VAN KAMPEN GROWTH AND INCOME	ING LIFE INSURANCE & ANNUITY CO ATTN VALUATION UNIT-TN41 ONE ORANGE WAY B3N WINDSOR CT 06095	Class I	30.57%	0.80%

VAN KAMPEN GROWTH AND INCOME	ING USA ANNUITY AND LIFE INSURANCE COMPANY 1475 DUNWOODY DR WEST CHESTER PA 19380-1478	Class S	89.31%	86.96%

VAN KAMPEN GROWTH AND INCOME	ING USA ANNUITY AND LIFE INSURANCE COMPANY 1475 DUNWOODY DR WEST CHESTER PA 19380-1478	Service 2 Class	99.92%	8.27%

WELLS FARGO SMALL CAP DISCIPLINED	ING USA ANNUITY AND LIFE INSURANCE COMPANY 1475 DUNWOODY DR WEST CHESTER PA 19380-1478	ADV Class	100.0%	0.35%

WELLS FARGO SMALL CAP DISCIPLINED	RELIASTAR LIFE INSURANCE CO FBO SVUL I ATTN JILL BARTH CONVEYOR TN41 1 ORANGE WAY WINDSOR CT 06095	Class I	6.27%	5.05%

WELLS FARGO SMALL CAP DISCIPLINED	ING LIFESTYLE AGGRESSIVE GROWTH PORTFOLIO ATTN CARNEEN STOKES 7337 E DOUBLETREE RANCH RD SCOTTSDALE AZ 85258-2034	Class I	13.60%	10.97%

WELLS FARGO SMALL CAP DISCIPLINED	ING LIFESTYLE GROWTH PORTFOLIO ATTN CARNEEN STOKES 7337 E DOUBLETREE RANCH RD SCOTTSDALE AZ 85258-2034	Class I	54.73%	44.16%

WELLS FARGO SMALL CAP DISCIPLINED	ING LIFESTYLE MODERATE GROWTH PORTFOLIO ATTN CARNEEN STOKES 7337 E DOUBLETREE RANCH RD SCOTTSDALE AZ 85258-2034	Class I	15.67%	12.64%

WELLS FARGO SMALL CAP DISCIPLINED	ING LIFESTYLE MODERATE PORTFOLIO ATTN CARNEEN STOKES 7337 E DOUBLETREE RANCH RD SCOTTSDALE AZ 85258-2034	Class I	9.50%	7.66%

WELLS FARGO SMALL CAP DISCIPLINED	RELIASTAR LIFE INSURANCE CO FBO SVUL I ATTN JILL BARTH CONVEYOR TN41 1 ORANGE WAY WINDSOR CT 06095	Class S	5.69%	1.07%

WELLS FARGO SMALL CAP DISCIPLINED	SECURITY LIFE INSURANCE OF DENVER A VUL RTE 5106 PO BOX 20 MINNEAPOLIS MN 55440-0020	Class S	52.44%	9.89%

WELLS FARGO SMALL CAP DISCIPLINED	ING LIFE INSURANCE & ANNUITY CO ATTN VALUATION UNIT-TN41 ONE ORANGE WAY B3N WINDSOR CT 06095	Class S	8.03%	1.51%

WELLS FARGO SMALL CAP DISCIPLINED	ING USA ANNUITY AND LIFE INSURANCE COMPANY 1475 DUNWOODY DR WEST CHESTER PA 19380-1478	Class S	32.25%	6.08%

WELLS FARGO SMALL CAP DISCIPLINED	ING NATIONAL TRUST 1 ORANGE ST HARTFORD CT 06106	Service 2 Class	100.0%	0.12%

ADVISERS

DSL and ING Investments serve as the advisers to the Portfolios pursuant to two management agreements between DSL and the Trust and one management agreement between ING Investments and the Trust (“Advisory Agreements”).  DSL and ING Investments are registered with the SEC as advisers and serve as advisers to registered investment companies.  On December 31, 2006, an internal reorganization was undertaken in which Directed Services, Inc. (“DSI”), a former adviser to certain Portfolios, was reorganized into a limited liability company and transferred so that it became a wholly-owned subsidiary of ING Life Insurance and Annuity Company. The resulting company was DSL, a registered investment adviser and broker-dealer. As a result of this reorganization, DSI’s advisory contracts were assumed by DSL. Regarding ING Investments, on February 26, 2001, its name changed from “ING Pilgrim Investments, Inc.” to “ING Pilgrim Investments, LLC.”  On March 1, 2002, the name was changed from “ING Pilgrim Investments, LLC,” to “ING Investments, LLC.”  Three Sub-Advisers of the Trust, ING Clarion Real Estate Securities, L.P., ING Investment Management Advisors, B.V. and ING Investment Management Co., are affiliates of the Advisers through their common ownership by ING Groep.  ING Investments serves as the Adviser for Clarion Global Real Estate, Disciplined Small Cap Value and Index Plus International Equity Portfolios.  DSL serves as the Adviser for all other Portfolios.

In addition, DSL has entered into an Administrative Services Sub-Contract (“Sub-Contract”) with one of its affiliates, ING Funds Services, LLC (“ING Funds Services”), effective January 2, 2003 as amended and restated, for all of the Portfolios except BlackRock Inflation Protected Bond, Clarion Global Real Estate, Disciplined Small Cap Value, Focus 5, Franklin Income, Goldman Sachs Commodity Strategy, JPMorgan Value Opportunities, Marsico International Opportunities, MFS Utilities, Multi-Manager International Small Cap, PIMCO Global Advantage Bond, Pioneer Equity Income, T. Rowe Price Personal Strategy Growth, Van Kampen Global Tactical Asset Allocation, Index Plus International Equity and Wells Fargo Small Cap Disciplined Portfolios.  ING Funds Services is located at 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.  Under the Sub-Contract, ING Funds Services assumes responsibility for providing non-advisory services required of DSL under the Advisory Agreements to the Trust on DSL’s behalf.  Under the Sub-Contract, ING Funds Services is compensated by DSL a portion of the unified fee for the services performed by ING Funds Services under the Sub-Contract.  The Trust has entered into an Administration Agreement with ING Funds Services directly on behalf of BlackRock Inflation Protected Bond, Clarion Global Real Estate, Disciplined Small Cap Value, Focus 5, Franklin Income, Goldman Sachs Commodity Strategy, Index Plus International Equity, JPMorgan Value Opportunities, Marsico International Opportunities, MFS Utilities, Multi-Manager International Small Cap, PIMCO Global Advantage Bond, Pioneer Equity Income, T. Rowe Price Personal Strategy Growth, Van Kampen Global Tactical Asset Allocation, and Wells Fargo Small Cap Disciplined Portfolios.  Please see the “Administration” section of this SAI for an explanation of ING Funds Services’ responsibilities regarding BlackRock Inflation Protected Bond, Clarion Global Real Estate, Disciplined Small Cap Value, Focus 5, Franklin Income, Goldman Sachs Commodity Strategy, Index Plus International Equity, JPMorgan Value Opportunities, Marsico International Opportunities, MFS Utilities, Multi-Manager International Small Cap, PIMCO Global Advantage Bond, Pioneer Equity Income, Van Kampen Global Tactical Asset Allocation, T. Rowe Price Personal Strategy Growth and Wells Fargo Small Cap Disciplined Portfolios.

The Trust currently offers the shares of its operating Portfolios to, among others, separate accounts of ING USA Annuity and Life Insurance Company (“ING USA”) to serve as investment options for Variable Contracts issued by ING USA.  DSL is the principal underwriter and distributor of the Variable Contracts issued by ING USA.  Prior to January 1, 2004, ING USA was known as Golden American Life Insurance Company (“Golden American”) and on January 1, 2004, Golden American merged with Equitable Life Insurance Company of Iowa, United Life Insurance & Annuity Company and USG Annuity & Life Company to form ING USA.  Golden American was a stock life insurance company organized under the laws of the State of Delaware.  Prior to December 30, 1993, Golden American was a Minnesota corporation. Golden American was a wholly-owned subsidiary of Equitable of Iowa.  The Trust may in the future offer shares of the Portfolios to separate accounts of other affiliated insurance companies.

Pursuant to the Advisory Agreements, and subject to the authority of the Board, the Advisers are responsible for providing all supervisory, management, and administrative services reasonably necessary for the operation of the Trust and its Portfolios other than the investment advisory services performed by the Sub-Advisers.  These services include, but are not limited to, (i) coordinating for all Portfolios, at the Advisers’ expense, all matters relating to the operation of the Portfolios, including any necessary coordination among the Sub-Advisers, Custodian, Dividend Disbursing Agent, Portfolio Accounting Agent (including pricing and valuation of the Portfolios’ portfolios), accountants, attorneys, and other parties performing services or operational functions for the Trust; (ii) providing the Trust and the Portfolios, at the Advisers’ expense, with the services of a sufficient number of persons competent to perform such administrative and clerical functions as are necessary to ensure compliance with federal securities laws and to provide effective supervision and administration of the Trust; (iii) maintaining or supervising the maintenance by third parties selected by the Advisers of such books and records of the Trust and the Portfolios as may be required by applicable federal or state law; (iv) preparing or supervising the preparation by third parties selected by the Advisers of all federal, state, and local tax returns and reports of the Trust relating to the Portfolios required by applicable law; (v) preparing and filing and arranging for the distribution of proxy materials and periodic reports to shareholders of the Portfolios as required by applicable law in connection with the Portfolios; (vi) preparing and arranging for the filing of such registration statements and other documents with the SEC and other federal and state regulatory authorities as may be required by applicable law in connection with the Portfolios; (vii) taking such other action with respect to the Trust, as may be required by applicable law, including without limitation the rules and regulations of the SEC and other regulatory agencies; and (viii) providing the Trust at the Advisers’ expense, with adequate personnel, office space, communications facilities, and other facilities necessary for operation of the Portfolios contemplated in the Advisory Agreements.  Other responsibilities of the Advisers’ are described in the Prospectuses.

The Trust and the Advisers have received an exemptive order from the SEC that allows the Advisers to enter into new investment sub-advisory contracts (“Sub-Advisory Agreements”) and to make material changes to Sub-Advisory Agreements with the approval of the Board, but without shareholder approval for all Portfolios.  This authority is subject to certain conditions, including the requirement that the Trustees (including a majority of disinterested Trustees) of the Trust must approve any new or amended Sub-Advisory Agreements with sub-advisers.  In accordance with the exemptive order received from the SEC, an information statement describing any sub-adviser changes will be provided to shareholders (including owners of variable contracts whose proceeds are invested in a relevant portfolio) within 90 days of the change.  The Advisers remain responsible for providing general management services to each of their Portfolios, including overall supervisory responsibility for the general management and investment of each of their Portfolio’s assets, and, subject to the review and approval of the Board, will among other things: (i) set each Portfolio’s overall investment strategies; (ii) evaluate, select and recommend sub-advisers to manage all or part of a Portfolio’s assets; (iii) when appropriate, allocate and reallocate a Portfolio’s assets among multiple sub-advisers; (iv) monitor and evaluate the investment performance of sub-advisers; and (v) implement procedures reasonably designed to ensure that the sub-advisers comply with the relevant Portfolio’s investment objectives, policies and restrictions.

The Advisers shall make their officers and employees available to the Board and Officers of the Trust for consultation and discussions regarding the supervision and administration of the Portfolio.

Pursuant to the Advisory Agreements, the Advisers are authorized to exercise full investment discretion and make all determinations with respect to the day-to-day investment of a Portfolio’s assets and the purchase and sale of portfolio securities for one or more Portfolios in the event that at any time no Sub-Adviser is engaged to manage the assets of such Portfolio.

The Advisory Agreements continue in effect for an initial two year period and from year to year thereafter with respect to each Portfolio so long as it is approved annually by (i) the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust or by the Board, and (ii) a majority of the Trustees who are not parties to such Advisory Agreements or “interested persons” (as defined in the 1940 Act) of any such party.  The Advisory Agreement, between DSI and the Trust, dated October 24, 1997, as amended May 24, 2002 and further amended and restated January 1, 2007, was last renewed by a majority of the Independent Trustees on November 28, 2007, and was approved by a majority of the shareholders of the Trust at a special meeting of the Trust’s shareholders on July 10, 2002.  The Advisory Agreements may be terminated without penalty by vote of the Trustees or the shareholders of the Portfolio or by the Advisers, on 60 days’ written notice by either party to the Advisory Agreements, and will terminate automatically if assigned as that term is described in the 1940 Act.

Prior to October 24, 1997, DSI served as an Adviser to the Trust pursuant to an Advisory Agreement dated August 13, 1996, and prior to August 13, 1996, DSI served as an Adviser to the Trust pursuant to an Advisory Agreement dated October 1, 1993.

Prior to February 25, 2004, ING Investments served as an Adviser to the Trust pursuant to an Advisory Agreement dated August 21, 2003.

Approval of Advisory and Sub-Advisory Agreements

For more information regarding the Board’s approval of the investment advisory and investment sub-advisory relationships, please refer to the Portfolios’ (except for ING PIMCO Global Advantage Bond Portfolio and ING T. Rowe Price Personal Strategy Growth Portfolio) annual shareholder report dated December 31, 2008.  For more information regarding the Board’s approval of the investment advisory and investment sub-advisory relationships for ING PIMCO Global Advantage Bond Portfolio and ING T. Rowe Price Personal Strategy Growth Portfolio, please refer to the Portfolios’ semi-annual shareholder report to be dated June 30, 2009.

Advisory Fees

As compensation for their services under the Advisory Agreements, each Portfolio pays its respective Adviser, expressed as an annual rate, a monthly fee (a “unified fee” for all Portfolios except BlackRock Inflation Protected Bond, Clarion Global Real Estate, Disciplined Small Cap Value, Focus 5, Franklin Income, Goldman Sachs Commodity Strategy, Index Plus International Equity, JPMorgan Value Opportunities, Marsico International Opportunities, MFS Utilities, Multi-Manager International Small Cap, PIMCO Global Advantage Bond, Pioneer Equity Income, T. Rowe Price Personal Strategy Growth, Van Kampen Global Tactical Asset Allocation, and Wells Fargo Small Cap Disciplined Portfolios on behalf of which the Trust pays the Advisers and the Administrator separately) in arrears equal to the following as a percentage of the Portfolio’s average daily net assets during the month:

Portfolio	Annual Advisory Fees

ING AllianceBernstein Mid Cap Growth and ING Marsico Growth

0.850% of the first $250 million of the combined average daily net assets of the Portfolios;

0.800% on the next $400 million of the combined average daily net assets of the Portfolios;

0.750% on the next $450 million of the combined average daily net assets of the Portfolios; and

0.700% of the Portfolios’ combined average daily net assets in excess of $1.1 billion.

ING Artio Foreign

1.000% on the first $50 million of the Portfolio’s average daily net assets;

0.950% on the next $200 million of the Portfolio’s average daily net assets;

0.900% on the next $250 million of the Portfolio’s average daily net assets; and

0.850% of the Portfolio’s average daily net assets in excess of $500 million.

ING BlackRock Inflation Protected Bond

0.450% on first $200 million of the Portfolio’s average daily net assets;

0.400% on next $800 million of the Portfolio’s average daily net assets; and

0.300% of the Portfolio’s average daily net assets in excess of $1 billion.

ING BlackRock Large Cap Growth; and ING BlackRock Large Cap Value(1)

0.800% on the first $500 million  of the Portfolio’s average daily net assets;

0.750% on next $250 million of the Portfolio’s average daily net assets;

0.700% on next $500 million of the Portfolio’s average daily net assets;

0.650% on next $750 million of the Portfolio’s average daily net assets; and

0.600% of the Portfolio’s average daily net assets in excess of $2 billion.

ING Clarion Global Real Estate(1)

0.80% on the first $250 million of the Portfolio’s average daily net assets;

0.775% on the next $250 million of the Portfolio’s average daily net assets; and

0.70% of the Portfolio’s average daily net assets in excess of $500 million

ING Clarion Real Estate(1); ING Global Resources; ING T. Rowe Price Capital Appreciation; ING T. Rowe Price Equity Income; and ING Van Kampen Growth and Income

0.750% on the first $750 million of the combined average daily net assets of the Portfolios;

0.700% on the next $1.25 billion of the combined average daily net assets of the Portfolios;

0.650% on the next $1.5 billion of the combined average daily net assets of the Portfolios; and

0.600% of the Portfolios’ combined average daily net assets in excess of $3.5 billion.

ING Disciplined Small Cap Value

0.55% on first $500 million of the Portfolio’s average daily net assets;

0.50% on next $500 million of the Portfolio’s average daily net assets; and

0.45% of the Portfolio’s average daily net assets in excess of $1 billion.

ING Evergreen Health Sciences	0.750% on the first $500 million of the Portfolio’s average daily net assets; and 0.700% of the Portfolio’s average daily net assets in excess of $500 million.

ING Evergreen Omega

0.600% of the first $750 million of the Portfolio’s average daily net assets;

0.550% on the next $750 million of the Portfolio’s average daily net assets;

0.500% of the next $5 billion of the Portfolio’s average daily net assets;

0.475% of the next $5 billion of the Portfolio’s average daily net assets;

0.455% of the next $5 billion of the Portfolio’s average daily net assets;

0.440% of the next $5 billion of the Portfolio’s average daily net assets; and

Portfolio	Annual Advisory Fees
0.430% of the Portfolio’s average daily net assets over $21.5 billion.

ING FMRSM Diversified Mid Cap (2)

0.650% of the first $800 million of the Portfolio’s average daily net assets;

0.600% of the next $700 million of the Portfolio’s average daily net assets; and

0.580% of the Portfolio’s average daily net assets in excess of $1.5 billion.

ING Focus 5	0.32% on all assets.

ING Franklin Income	0.65% on the first $500 million of the Portfolio’s average daily net assets; and 0.60% of the Portfolio’s average daily net assets in excess of $500 million.

ING Franklin Mutual Shares

0.780% on first $5 billion of the Portfolio’s average daily net assets;

0.750% on next $5 billion of the Portfolio’s average daily net assets;

0.730% on next $5 billion of the Portfolio’s average daily net assets;

0.710% on next $5 billion of the Portfolio’s average daily net assets; and

0.690% of the Portfolio’s daily net assets in excess of $20 billion .

ING Goldman Sachs Commodity Strategy	0.70% on the first $1 billion of the Portfolio’s average daily net assets; and 0.65% of the Portfolio’s average daily net assets in excess of $1 billion.

ING Index Plus International Equity	0.45% of the Portfolio’s average daily net assets.

ING International Growth Opportunities	1.000% on the first $500 million of the Portfolio’s average daily net assets; and 0.800% of the Portfolio’s average daily net assets in excess of $500 million.

ING Growth and Income Portfolio II ; and ING Janus Contrarian

0.810% on the first $250 million of the Portfolios’ combined average daily net assets;

0.770% on the next $400 million of the Portfolios’ combined average daily net assets;

0.730% on the next $450 million of the Portfolios’ combined average daily net assets; and

0.670% of the Portfolios’ average daily net assets in excess of $1.1 billion.

ING JPMorgan Emerging Markets Equity	1.250% of the Portfolio’s average daily net assets.

ING JPMorgan Small Cap Core Equity

0.900% on the first $200 million of the Portfolio’s average daily net assets;

0.850% on the next $300 million of the Portfolio’s average daily net assets;

0.800% on the next $250 million of the Portfolio’s average daily net assets; and

0.750% of the Portfolio’s average daily net assets  in excess of $750 million.

ING JPMorgan Value Opportunities

0.400% on the first $21 billion  of the Portfolio’s average daily net assets;

0.390% on the next $5 billion of the Portfolio’s average daily net assets; and

0.380% of the Portfolio’s average daily net assets over $26 billion.

ING Limited Maturity Bond; and ING Liquid Assets

0.350% on the first $200 million of the Portfolios’ combined average daily net assets;

0.300% on the next $300 million of the Portfolios’ combined average daily net assets; and

0.250% of the Portfolios’ combined average daily net assets in excess of $500 million.

ING Lord Abbett Affiliated

0.750% on the first $500 million of the Portfolios’ combined average daily net assets;

0.700% on the next $250 million of the Portfolios’ combined average daily net assets;

0.650% on the next $500 million of the Portfolios’ combined average daily net assets; and

0.600% on assets in excess of $1.25 billion.

ING Marsico International Opportunities	0.540% on the first $21 billion of the Portfolio’s average daily net assets; and 0.530% of the Portfolio’s average daily net assets over $21 billion

ING MFS Total Return and	0.750% on the first $250 million of the Portfolios’ combined average daily net assets; 0.700% on next $400 million of the Portfolios’ combined average daily net assets;

Portfolio	Annual Advisory Fees

ING Oppenheimer Main Street®	0.650% on next $450 million of the Portfolios’ combined average daily net assets; and 0.600% of the Portfolios’ combined average daily net assets in excess of $1.1 billion.

ING MFS Utilities

0.600% on the first $1 billion of the Portfolio’s average daily net assets;

0.550% on the next $500 million of the Portfolio’s average daily net assets;

0.500% on the next $5 billion of the Portfolio’s average daily net assets;

0.470% on the next $5 billion of the Portfolio’s average daily net assets;

0.450% on the next $5 billion of the Portfolio’s average daily net assets;

0.440% on the next $5 billion of the Portfolio’s average daily net assets; and

0.430% of the Portfolio’s average daily net assets over $21.5 billion.

ING Multi-Manager International Small Cap	1.00% on the first $1 billion of the Portfolio’s average daily net assets; and 0.97% of the Portfolio’s average daily net assets in excess of $1 billion.

ING PIMCO Global Advantage Bond Portfolio	0.925

ING PIMCO High Yield	0.490%

ING PIMCO Total Return Bond (1)

0.750% on first $100 million of the Portfolio’s average daily net assets;

0.650% on next $100 million of the Portfolio’s average daily net assets; and

0.550% of the Portfolio’s average daily net assets in excess of $200 million

ING Pioneer Equity Income	0.65% on the first $500 million of the Portfolio’s average daily net assets; and 0.60% of the Portfolio’s average daily net assets in excess of $500 million.

ING Pioneer Fund

0.725% on the first $500 million of the Portfolio’s average daily net assets;

0.675% on the next $500 million of the Portfolio’s average daily net assets; and

0.625% of the Portfolio’s average daily net assets in excess of $1 billion.

ING Pioneer Mid Cap Value(1)	0.640%

ING Stock Index	0.260%

ING T. Rowe Price Personal Strategy Growth	0.72% on first $500 million; and 0.67% on assets over $500 million

ING Templeton Global Growth

0.960% on the first $250 million of the Portfolio’s average daily net assets;

0.860% on the next $250 million of the Portfolio’s average daily net assets; and

0.760% of the Portfolio’s average daily net assets in excess of $500 million.

ING Van Kampen Capital Growth (1)	0.650% on the first $1 billion of the Portfolio’s average daily net assets; and 0.600% of the Portfolio’s average daily net assets in excess of $1 billion.

ING Van Kampen Global Franchise

1.000% on the first $250 million of the Portfolio’s average daily net assets;

0.900% on the next $250 million of the Portfolio’s average daily net assets; and

0.750% of the Portfolio’s average daily net assets in excess of $500 million.

ING Van Kampen Global Tactical Asset Allocation	0.75% on the first $500 million; and 0.725% on thePortfolio’s average daily net assets in excess of $500 million.

ING Wells Fargo Small Cap Disciplined

0.77% on the first $500 million of the Portfolio’s average daily net assets;

0.70% on the next $500 million of the Portfolio’s average daily net assets;

0.65% on the next $500 million of the Portfolio’s average daily net assets;

0.60% on the next $5 billion of the Portfolio’s average daily net assets; and

0.53% of the Portfolio’s average daily net assets in excess of $6.5 billion.

(1)          Pursuant to a waiver, DSL and ING Investments have agreed to lower the advisory fee for ING BlackRock Large Cap Value Portfolio, ING Clarion Global Real Estate Portfolio, ING Clarion Real Estate Portfolio, ING PIMCO Total Return Bond Portfolio, ING Pioneer Mid Cap Value Portfolio and ING Van Kampen Capital Growth Portfolio so that advisory fees payable to DSL or ING Investments will be waived in amounts equal to 50% of the savings to DSL or ING Investments resulting from the implementation of sub-advisory fee reductions for the period from May 1, 2009 through May 1, 2010 for all the above-referenced portfolios except,

ING PIMCO Total Return Bond Portfolio for which the period will be from April 1, 2009 through April 1, 2010, and ING Pioneer Mid Cap Value Portfolio, for which the period will be from September 6, 2008 through September 6, 2009.   There is no guarantee that these waivers will continue after these dates.  These agreements will only renew if DSL elects to renew them.

(2)          Effective May 2, 2005, FMRSM has entered into a sub-/sub-advisory agreement with FMR SM Co., Inc. (“FMR SM Co.”) under which it has delegated certain of its sub-advisory duties for the portfolios to FMR SM Co.  FMR SM Co. provides investment management services to equity and high income funds managed by FMR and its affiliates.

To seek to achieve a return on un-invested cash or for other reasons, a Portfolio may invest its assets in ING Institutional Prime Money Market Fund and/or one or more other money market funds advised by ING affiliates (“ING Money Market Funds”). A Portfolio’s purchase of shares of an ING Money Market Fund will result in the Portfolio paying a proportionate share of the expenses of the ING Money Market Fund. The Portfolio’s Adviser will waive its fee in an amount equal to the advisory fee received by the adviser of the ING Money Market Fund in which the Portfolio invests resulting from the Portfolio’s investment into the ING Money Market Fund.

Total Advisory Fees Paid

The following chart sets forth the total amounts the Portfolios paid to the Advisers for the last three fiscal years ended December 31:

Portfolio	2008		2007		2006
ING AllianceBernstein Mid Cap Growth	$2,857,936		$4,641,469		$4,801,904
ING Artio Foreign	$17,412,214		$17,980,967		$10,749,643
ING BlackRock Inflation Protected Bond	$791,384		$546,271	(1)	N/A
ING BlackRock Large Cap Growth	$2,759,092		$2,945,014		$1,230,526
ING BlackRock Large Cap Value	$1,372,393		$1,318,675		$857,951
ING Clarion Global Real Estate	$3,332,359		$1,803,998		$497,576	(4)
ING Clarion Real Estate	$7,007,238		$7,632,472		$6,897,163
ING Disciplined Small Cap Value	$627,816		$891,766		$186,747	(3)
ING Evergreen Health Sciences	$1,527,477		$1,610,112		$1,397,814
ING Evergreen Omega	$973,686		$1,223,055		$1,228,379
ING FMRSM Diversified Mid Cap	$7,891,417		$7,446,505		$4,786,673
ING Focus 5	$471,189		$64,325	(2)	N/A
ING Franklin Income	$4,063,098		$2,417,325		$510,325	(3)
ING Franklin Mutual Shares	$3,304,962		$1,108,784	(1)	N/A
ING Global Resources	$7,077,368		$5,497,712		$3,413,414
ING Goldman Sachs Commodity Strategy	$1,367,237	(5)	N/A		N/A
ING Growth and Income Portfolio II	$3,385,973		$6,915,839		$5,561,108
ING Index Plus International Equity	$1,834,019		$2,839,898		$1,003,836
ING International Growth Opportunities	$1,181,669		$1,771,797		$1,852,606
ING Janus Contrarian	$6,545,860		$4,203,650		$919,058
ING JPMorgan Emerging Markets Equity	$13,619,216		$12,620,021		$7,379,490
ING JPMorgan Small Cap Core Equity	$3,349,989		$3,900,562		$3,421,359
ING JPMorgan Value Opportunities	$1,214,864		$1,465,043		$1,131,686
ING Limited Maturity Bond	$1,360,885		$1,613,770		$941,810
ING Liquid Assets	$5,557,074		$3,329,831		$2,746,850
ING Lord Abbett Affiliated	$1,542,176		$1,822,499		$1,587,023
ING Marsico Growth	$7,477,646		$7,219,680		$6,838,119
ING Marsico International Opportunities	$3,074,786		$2,402,515		$1,577,541
ING MFS Total Return	$8,349,800		$10,189,769		$10,356,589
ING MFS Utilities	$3,365,847		$2,706,228		$1,276,841
ING Multi-Manager International Small Cap	$897,107	(5)	N/A		N/A
ING Oppenheimer Main Street®	$2,432,420		$3,402,848		$3,531,172
ING PIMCO Global Advantage Bond(7)	N/A		N/A		N/A
ING PIMCO Total Return Bond	$15,735,429		$9,196,464		$7,198,850
ING PIMCO High Yield	$3,449,621		$3,558,744		$3,854,754
ING Pioneer Equity Income	$936,028		$472,891	(6)	N/A
ING Pioneer Fund	$769,103		$990,319		$860,688
ING Pioneer Mid Cap Value	$5,992,652		$5,994,250		$4,510,239
ING Stock Index	$1,166,927		$1,147,772		$1,047,130
ING T. Rowe Price Capital Appreciation	$20,684,344		$21,488,946		$17,910,225
ING T. Rowe Price Equity Income	$7,854,591		$9,229,905		$8,022,425
ING T. Rowe Price Personal Strategy Growth(7)	N/A		N/A		N/A
ING Templeton Global Growth	$5,279,033		$4,890,751		$3,844,964
ING Van Kampen Capital Growth	$2,243,421		$692,595		$704,592
ING Van Kampen Global Franchise	$3,462,920		$4,128,856		$3,227,235
ING Van Kampen Global Tactical Asset Allocation	$48,119	(8)	N/A		N/A
ING Van Kampen Growth and Income	$4,816,425		$6,684,292		$6,363,265
ING Wells Fargo Small Cap Disciplined	$1,064,790		$1,425,977		$839,412

(1) ING BlackRock Inflation Protected Bond and ING Franklin Mutual Shares Portfolios commenced operations on April 30, 2007.  Reflects the period from April 30, 2007 to December 31, 2007.

(2) ING Focus 5 commenced operations on August 20, 2007.  Reflects the period from August 20, 2007 to December 31, 2007.

(3) ING Franklin Income Portfolio and ING Disciplined Small Cap Value Portfolio commenced operations on April 28, 2006.  Reflects the period from April 28, 2006 to December 31, 2006.

(4) ING Clarion Global Real Estate Portfolio commenced operations on January 3, 2006.  Reflects the period from January 3, 2006 to December 31, 2006.

(5) ING Goldman Sachs Commodity Strategy and ING Multi-Manager International Small Cap commenced operations on April 28, 2008.  Reflects the period from April 28, 2008 to December 31, 2008.

(6) ING Pioneer Equity Income Portfolio commenced operations on May 11, 2007.  Reflects the period from May 11, 2007 to December 31, 2007.

(7) ING PIMCO Global Advantage Bond and ING T. Rowe Price Personal Strategy Growth Portfolios did not commence operations as of December 31, 2008.

(8) ING Van Kampen Global Tactical Asset Allocation Portfolio commenced operations on September 17, 2008.  Reflects the period from September 17, 2008 to December 31, 2008.

SUB-ADVISERS

The Advisers have engaged the services of certain Sub-Advisers to provide sub-advisory services to the Portfolios. The Trust, the respective Adviser and each Sub-Adviser have entered into Sub-Advisory Agreements, which were approved by the Trustees of the Trust and by shareholders of those Portfolios that are managed by affiliated Sub-Advisers of the Advisers. The Sub-Adviser of Van Kampen Global Franchise Portfolio, Morgan Stanley Investment Management Inc. (“MSIM, Inc.”), has entered into a Sub-Advisory agreement with a MSIM, Inc.-affiliated entity, Morgan Stanley Investment Management Limited (“MSIML”), so that MSIM, Inc. may utilize MSIML’s services as well as delegate some of its portfolio management responsibilities for the Portfolio to MSIML. The Sub-Adviser of FMRSM Diversified Mid Cap, FMRSM, has entered into a Sub-Sub-Advisory agreement with FMR Co., Inc. (“FMRC”), so that FMR may utilize FMRC’s services as well as delegate the day-to-day investment management responsibilities for the Portfolio to FMRC.

Sub-Advisory Fees

Pursuant to separate Sub-Advisory Agreements, the Advisers (and not the Trust) pay each Sub-Adviser for its services a monthly fee in areas expressed as an annual percentage of the applicable Portfolio’s average daily net assets as follows:

Sub-Adviser	Portfolio	Sub-Advisory Fee

AllianceBernstein L.P.	ING AllianceBernstein Mid Cap Growth

0.750% on the first $10 million of the Portfolio’s average daily net assets;

0.625% on the next $10 million of the Portfolio’s average daily net assets;

0.500% on the next $20 million of the Portfolio’s average daily net assets;

0.375% on the next $20 million of the Portfolio’s average daily net assets; and

0.250% of the Portfolio’s average daily net assets on amounts in excess $60 million

American Century Global Investment Management, Inc.	ING Multi-Manager International Small Cap	0.65% on all assets

Artio Global Management LLC	ING Artio Foreign(1)(5)	0.45% on the first $500 million; when assets are greater than or equal to $500 million, the fee schedule resets to 0.40% on all assets

BlackRock Financial Management, Inc.	ING BlackRock Inflation Protected Bond	0.15% on the first $100 million of the Portfolio’s average daily net assets; 0.08% on the next $400 million of the Portfolio’s average daily net assets; and 0.05% thereafter

BlackRock Investment Management, LLC	ING BlackRock Large Cap Growth (2)

0.375% on the first $250 million of the Portfolio’s average daily net assets;

0.350% on the next $250 million of the Portfolio’s average daily net assets; and

0.325% of the Portfolio’s average daily net assets in excess of $500 million

Sub-Adviser	Portfolio	Sub-Advisory Fee

ING BlackRock Large Cap Value(2)

0.375% on the first $250 million of the Portfolio’s average daily net assets;

0.350% on the next $250 million of the Portfolio’s average daily net assets; and

0.325% of the Portfolio’s average daily net assets in excess of $500 million

Evergreen Investment Management Company, LLC	ING Evergreen Health Sciences

0.42% on the first $100 million of the Portfolio’s average daily net assets;

0.40% on the next $150 million of the Portfolio’s average daily net assets; and

0.35% of the Portfolio’s average daily net assets in excess of $250 million

	ING Evergreen Omega	0.30% on all assets

Fidelity Management & Research Company	ING FMRSM Diversified Mid Cap;	0.40% on the first $250 million of the Portfolio’s average daily net assets; and 0.35% of the Portfolio’s average daily net assets in excess of $250 million

Franklin Advisers, Inc.	ING Franklin Income (3)

0.625% on the first $50 million of the Portfolio’s average daily net assets;

0.465% on the next $150 million of the Portfolio’s average daily net assets;

0.375% on the next $300 million of the Portfolio’s average daily net assets;

0.350% on the next $300 million of the Portfolio’s average daily net assets; and

0.300 % thereafter

Franklin Mutual Advisers, LLC	ING Franklin Mutual Shares	0.51% of the Portfolio’s average daily net assets

Goldman Sachs Asset Management, L.P.	ING Goldman Sachs Commodity Strategy

0.25% on the first $200 million of the Portfolio’s average daily net assets;

0.23% on the next $800 million of the Portfolio’s average daily net assets; and

0.20% of the Portfolio’s average daily net assets over $1 billion

ING Clarion Real Estate Securities L.P.	ING Clarion Global Real Estate ING Clarion Real Estate

0.400% on the first $200 million of the Portfolio’s average daily net assets;

0.350% on the next $550 million of the Portfolio’s average daily net assets; and

0.320% of the Portfolio’s average daily net assets in excess of $750 million

ING Investment Management Co.	ING Disciplined Small Cap Value(4)

0.2475% on first $500 million of the Portfolio’s average daily net assets;

0.2250% on next $500 million of the Portfolio’s average daily net assets; and

0.2025% of the Portfolio’s average daily net assets in excess of $1 billion

	ING Focus 5 (4)	0.144% of the Portfolio’s average daily net assets

	ING Global Resources(4)	0.4000% of the Portfolio’s average daily net assets

ING Growth and Income Portfolio II (1)

0.70% on the first $50 million of the Portfolio’s average daily net assets;

0.45% on the next $50 million of the Portfolio’s average daily net assets;

0.40% on the next $50 million of the Portfolio’s average daily net assets;

0.35% on the  next $50 million of the Portfolio’s average daily net assets; and

0.30% of the Portfolio’s average daily net assets over $200 million

	ING International Growth Opportunities(4)	0.4500% on the first $500 million of the Portfolio’s average daily net assets; and 0.3600% of the Portfolio’s average daily net assets in excess of $500 million

	ING Limited Maturity Bond and ING Liquid Assets (4)	0.1575% on the first $200 million of the Portfolios’ combined average daily net assets;

Sub-Adviser	Portfolio	Sub-Advisory Fee

0.1350% on the next $300 million of the Portfolios’ average daily net assets; and 0.1125% of the Portfolios’ combined average daily net assets in excess of $500 million

	ING Stock Index	0.1170% of the Portfolio’s average daily net assets

ING Investment Management Advisors, B.V.	ING Index Plus International Equity(1)	0.20% of the Portfolio’s average daily net assets

Janus Capital Management LLC	ING Janus Contrarian

0.4500% on the first $100 million of the Portfolio’s average daily net assets;

0.4000% on the next $100 million of the Portfolio’s average daily net assets; and

0.3500% on the next $200 million of the Portfolio’s average daily net assets;

0.3250% on the next $500 million of the Portfolio’s average daily net assets;

0.3000% of the Portfolio’s average daily net assets in excess of $900 million

J.P. Morgan Investment Management Inc.	ING JPMorgan Small Cap Core Equity	0.55% of the first $200 million of the Portfolio’s average daily net assets; 0.50% on the next $300 million of the Portfolio’s average daily net assets; and 0.45% on thereafter

	ING JPMorgan Value Opportunities	0.40% on the first $50 million of the Portfolio’s average daily net assets; 0.30% on the next $50 million of the Portfolio’s average daily net assets; and 0.25% thereafter

ING JPMorgan Emerging Markets Equity

0.60% on the first $75 million of the Portfolio’s average daily net assets;

0.50% on the next $75 million of the Portfolio’s average daily net assets;

0.40% on the next $350 million of the Portfolio’s average daily net assets; and

0.35% thereafter

Lord, Abbett & Co. LLC	ING Lord Abbett Affiliated	0.35% on the first $200 million of the Portfolio’s average daily net assets; 0.27% on the next $200 million of the Portfolio’s average daily net assets; and 0.25% thereafter

Marsico Capital Management, LLC	ING Marsico Growth and ING Marsico International Opportunities	0.45% on the first $500 million of the Portfolios’ combined average daily net assets; 0.40% on the next $1 billion of the Portfolios’ average daily net assets; and 0.35% thereafter

Massachusetts Financial Services Company	ING MFS Total Return (6) ING MFS Utilities (6)	0.35% on the first $500 million of the Portfolio’s average daily net assets; 0.30% on the next $1 billion of the Portfolio’s average daily net assets; and 0.25% thereafter

Morgan Stanley Investment Management Inc. d/b/a Van Kampen	ING Van Kampen Growth and Income

0.50% on the first $100 million of the Portfolio’s average daily net assets;

0.40% on the next $100 million of the Portfolio’s average daily net assets;

0.30% on the next $100 million of the Portfolio’s average daily net assets;

0.25% on the next $700 million of the Portfolio’s average daily net assets; and

0.20% thereafter

ING Van Kampen Global Franchise

0.65% on the first $150 million of the Portfolio’s average daily net assets;

0.55% on the next $150 million of the Portfolio’s average daily net assets;

0.45% on the next $200 million of the Portfolio’s average daily net assets; and

0.40% thereafter

Sub-Adviser	Portfolio	Sub-Advisory Fee

ING Van Kampen Capital Growth(7)

0.400% on the first $250 million of the Portfolio’s average daily net assets;

0.375% on the next $250 million of the Portfolio’s average daily net assets; and

0.350% on the next $500 million of the Portfolio’s average daily net assets; and

0.275% of the Portfolio’s average daily net assets in excess of $1 billion

	ING Van Kampen Global Tactical Asset Allocation	0.45% on the first $500 million of the Portfolio’s average daily net assets; and 0.40% thereafter

OppenheimerFunds, Inc.	ING Oppenheimer Main Street®(8)	0.30% if total assets as defined below at any month-end are less than or equal to $1 billion; and 0.23% if total assets as defined below at any month-end are in excess of $1 billion

Pacific Investment Management Company LLC	ING PIMCO Global Advantage Bond	0.475% on all assets

	ING PIMCO High Yield	0.25% of the Portfolio’s average daily net assets

	ING PIMCO Total Return Bond(1)(9)	0.25% on the first $1 billion of the PIMCO Portfolios’ average daily net assets 0.225% on average daily net assets of the PIMCO Portfolios in excess of $1 billion

Pioneer Investment Management, Inc.	ING Pioneer Fund(10) ING Pioneer Equity Income(10)	0.30% on all assets

	ING Pioneer Mid Cap Value	0.35% on the first $1 billion 0.30% on the next $500 million; and 0.25% thereafter

Schroder Investment Management North America Inc.	ING Multi-Manager International Small Cap	0.65% on the first $200 million; 0.60% on the next $200 million; and 0.55% on assets over $400 million

T. Rowe Price Associates	ING T. Rowe Price Capital Appreciation (11)

Assets up to $500 million:

0.50% on the first $250 million average daily net assets

0.40% on assets over $250 million average daily net assets

When assets exceed $500 million:

0.40% on the first $ 1 billion

0.35% on assets over $1 billion

When assets exceed $2 billion:

0.40% on the first $500 million

0.35% on assets over $500 million

When assets exceed $3 billion:

0.35% on all assets once assets exceed $3 billion

	ING T. Rowe Price Equity Income	0.40% on the first $250 million of the Portfolio’s average daily net assets; 0.375% on the next $250 million of the Portfolio’s average daily net assets; and 0.35% thereafter

	ING T. Rowe Price Personal Strategy Growth	0. 50% on the first $100 million 0. 40% on the next $400 million 0. 35% on assets over $500 million

Sub-Adviser	Portfolio	Sub-Advisory Fee

Templeton Global Advisors Limited	ING Templeton Global Growth (3)

0.625% on the first $50 million of the Portfolio’s average daily net assets;

0.465% on the next $150 million of the Portfolio’s average daily net assets;

0.375% on the next $300 million of the Portfolio’s average daily net assets;

0.350% on the next $300 million of the Portfolio’s average daily net assets; and

0.300 % on assets thereafter

Wells Capital Management, Inc.	ING Wells Fargo Small Cap Disciplined	0.60% of the Portfolio’s average daily net assets

(1)                                  Effective April 2009 ING VP Index Plus International Equity Portfolio was renamed ING Index Plus International Equity Portfolio. On May 1, 2009, ING Julius Baer Foreign Portfolio was renamed ING Artio Foreign Portfolio, ING Legg Mason Value Portfolio was renamed ING Growth and Income Portfolio II and ING PIMCO Core Bond Portfolio was renamed ING PIMCO Total Return Portfolio.

(2)                                  BlackRock Investment Management, LLC has managed the Portfolio since September 30, 2006. Prior to September 30, 2006, the Portfolio was managed by Mercury Advisors. On September 29, 2006, BlackRock, Inc. consummated a transaction with Merrill Lynch & Co., Inc. whereby Merrill Lynch & Co., Inc.’s investment management businesses (including Mercury Advisors) combined with that of BlackRock, Inc. to create a new independent company.

(3)                                  Assets of ING Franklin Income and ING Templeton Global Growth Portfolios will be aggregated with the assets of ING Templeton Foreign Equity Portfolio (a series managed by an affiliate of DSL), which is not a party to the Sub-Advisory Agreement, in calculating the Sub-Adviser’s fee at the above stated rate.

(4)                                  To seek to achieve a return on uninvested cash or for other reasons, a Portfolio may invest its assets in ING Institutional Prime Money Market Fund and/or one or more other money market funds advised by ING affiliates (“ING Money Market Funds”).  A Portfolio’s purchase of shares of an ING Money Market Fund will result in the Portfolio paying a proportionate share of the expenses of the ING Money Market Fund.  The Portfolio’s Sub-Adviser will waive its fee in an amount equal to the sub-advisory fee received by the sub-adviser of the ING Money Market Fund in which the Portfolio invests resulting from the Portfolio’s investment into the ING Money Market Fund.

(5)                                  For purposes of calculating fees under the sub-advisory agreement with Artio Global Management LLC, the assets of the Portfolio will be aggregated with the assets of ING Foreign Fund, a series of ING Mutual Funds, which is not a party to the sub-advisory agreement.  The aggregated assets will be applied to the above schedule and the resulting fee rate shall be prorated back to the two funds and their respective investment adviser based on relative net assets.

(6)                                  For purposes of applying the fee schedule, assets of all ING affiliated portfolios that are sub-advised by Massachusetts Financial Services Company are considered when calculating aggregate average daily net assets under management.

 (7)                               For purposes of calculating fees under the Sub-Advisory Agreement with Morgan Stanley Investment Management, Inc., the assets of the Portfolio will be aggregated with the assets of ING Van Kampen Comstock Portfolio (a series managed by an affiliate of the Advisers).

(8)                                  The assets of ING Oppenheimer Main Street Portfolio® are aggregated with those of ING Oppenheimer Global Portfolio and ING Oppenheimer Strategic Income Portfolio, two series managed by an affiliate of DSL and sub-advised by OppenheimerFunds, Inc.

(9)                                  The sub-advisory fee for ING PIMCO Total Return Bond is based on the aggregated assets of ING PIMCO Total Return Bond Portfolio, a series of ING Investors Trust and ING PIMCO Total Return Portfolio, a series of ING Partners, Inc. (together, the “PIMCO  Portfolios”).  The sub-advisory fee rate applies when the aggregated net assets of all series in the ING Funds complex sub-advised by Pacific Investment Management Company, LLC (“PIMCO”) exceed $3 billion.  The fee rate payable to the Sub-Adviser when the aggregated assets of all series in the ING Funds complex sub-adviser by PIMCO are less than $3 billion is 0.25% on all assets.

(10)                            The assets of Pioneer Equity Income and Pioneer Fund Portfolios are aggregated in calculating the Sub-Adviser’s fee.

(11)                            The Sub-Adviser provides a transitional credit to the Adviser when Portfolio assets are between $2.93 billion and $3.00 billion.  The transitional credit is intended to lessen the impact on the sub-advisory fees payable by ING to T. Rowe Price Capital Appreciation Portfolio when the Portfolio’s assets decline below $3 billion and application of the tiered fee rate structure is triggered.

Total Sub-Adviser Fees Paid

The following chart sets forth the total amounts paid by the Advisers to each Sub-Adviser for the last three fiscal years ended December 31:

Sub-Adviser	2008	2007	2006

AllianceBernstein L.P.
ING AllianceBernstein Mid Cap Growth	$1,086,845	$1,680,290	$1,730,327

Sub-Adviser	2008	2007	2006

American Century Global Investment Management, Inc.
ING Multi-Manager International Small Cap	$583,120	N/A	N/A

Artio Global Management LLC(2)
ING Artio Foreign(1)	$8,005,757	$8,384,170	$5,057,386

BlackRock Financial Management, Inc.
ING BlackRock Inflation Protected Bond	$211,088	$144,194	N/A

BlackRock Investment Management, LLC
ING BlackRock Large Cap Growth(1)(3)	$1,269,007	$1,357,589	$615,250
ING BlackRock Large Cap Value(1)(3)	$643,310	$629,242	$429,043

Evergreen Investment Management Company, LLC
ING Evergreen Health Sciences	$916,487	$966,069	$838,690
ING Evergreen Omega	$486,844	$611,526	$614,188
Fidelity Management & Research Company
ING FMRSM Diversified Mid Cap	$4,509,344	$4,257,583	$2,716,229

Franklin Advisers, Inc.
ING Franklin Income	$2,182,996	$1,399,434	$324,755

Franklin Mutual Advisers, LLC
ING Franklin Mutual Shares	$2,160,934	$724.973	N/A

Goldman Sachs Asset Management, L.P.
ING Goldman Sachs Commodity Strategy	$476,011	N/A	N/A

ING Clarion Real Estate Securities L.P.
ING Clarion Global Real Estate(1)	$1,602,509	$900,585	$249,151
ING Clarion Real Estate(1)(4)	$4,614,715	$4,989,413	$4,502,876

ING Investment Management Advisors, B.V.
ING Index Plus International Equity(1)	$815,776	$1,262,173	$446,148

ING Investment Management Co.
ING Disciplined Small Cap Value	$282,621	$401,294	$84,036
ING Focus 5	$212,034	$28,946	N/A
ING Global Resources (5)	$4,412,426	$3,443,011	$2,129,254
ING Growth and Income Portfolio II(1)	$1,719,561	$3,155,072	$2,508,262
ING International Growth Opportunities(1)	$530,995	$797,057	$833,672
ING Limited Maturity Bond	$604,425	$718,356	$423,808
ING Liquid Assets	$2,500,569	$1,498,324	$1,235,278
ING Stock Index	$519,923	$3,155,072	$470,628

Janus Capital Management LLC
ING Janus Contrarian	$3,088,572	$2,117,643	$535,241

J.P. Morgan Investment Management Inc.
ING JPMorgan Emerging Markets Equity	$4,288,383	$4,008,607	$2,539,677
ING JPMorgan Small Cap Core Equity(1)	$2,011,757	$2,335,625	$2,053,742

Sub-Adviser	2008	2007	2006

ING JPMorgan Value Opportunities	$859,289	$1,015,644	$804,932

Lord, Abbett & Co. LLC
ING Lord Abbett Affiliated	$703,372	$816,269	$727,897

Marsico Capital Management LLC
ING Marsico Growth	$3,981,916	$3,943,511	$3,759,942
ING Marsico International Opportunities	$2,344,312	$1,857,116	$1,230,036

Massachusetts Financial Services Company
ING MFS Total Return	$3,826,814	$4,774,813	$4,789,741
ING MFS Utilities	$1,690,883	$1,346,773	$629,220

Morgan Stanley Investment Management Inc. d/b/a Van Kampen
ING Van Kampen Capital Growth(1)	$1,347,502	$375,539	$379,396
ING Van Kampen Global Franchise	$2,048,523	$2,389,424	$1,937,019
ING Van Kampen Global Tactical Asset Allocation	$28,871	N/A	N/A
ING Van Kampen Growth and Income	$2,326,852	$3,044,667	$2,923,122

Oppenheimer Funds, Inc
ING Oppenheimer Main Street®	$851,439	$1,227,089	$1,277,075

Pacific Investment Management Company LLC
ING PIMCO Global Advantage Bond (6)	N/A	N/A	N/A
ING PIMCO High Yield	$1,760,008	$1,815,680	$1,966,704
ING PIMCO Total Return Bond(1)	$6,623,497	$4,043,848	$3,135,841

Pioneer Investment Management, Inc.
ING Pioneer Equity Income	$504,014	$253,752	N/A
ING Pioneer Fund	$371,292	$493,420	$462,767
ING Pioneer Mid Cap Value	$3,277,239	$3,278,114	$2,466,543

Schroder Investment Management North America, Inc.
ING Multi-Manager International Small Cap	$583,120	N/A	N/A

T. Rowe Price Associates, Inc
ING T. Rowe Price Capital Appreciation	$10,427,243	$10,807,350	$9,248,941
ING T. Rowe Price Equity Income	$4,125,960	$4,829,384	$4,203,364
ING T. Rowe Price Personal Strategy Growth(6)	N/A	N/A	N/A

Templeton Global Advisers Limited
ING Templeton Global Growth	$2,052,700	$2,064,984	$1,791,302

Wells Capital Management, LLC
ING Wells Fargo Small Cap Disciplined	$829,705	$1,111,150	$654,087

(1)                 On September 30, 2006, ING Mercury Large Cap Value Portfolio changed its name to ING BlackRock Large Cap Value Portfolio.  As of September 30, 2006, ING Mercury Large Cap Growth Portfolio changed its name to ING BlackRock Large Cap Growth Portfolio.   On November 7, 2006, ING JPMorgan Small Cap Equity Portfolio changed name to ING JPMorgan Small Cap Core Equity Portfolio.  As of April 28, 2007, ING International Portfolio is known as ING International Growth Opportunities Portfolio and ING Van Kampen Equity Growth Portfolio is known as ING Van Kampen Capital Growth Portfolio.  On May 1, 2009, ING Julius Baer Foreign Portfolio was renamed ING Artio Foreign Portfolio.  Effective April 2009 ING VP Index Plus International Equity Portfolio was renamed ING Index Plus International Equity Portfolio.  On May 1, 2009 ING Global Real Estate Portfolio changed its name to ING Clarion Global Real Estate Portfolio.  On May 1, 2009 ING Van Kampen Real Estate Portfolio changed its name to ING Clarion Real Estate Portfolio. On May 1, 2009 ING Legg Mason Value Portfolio changed its name to ING Growth and Income Portfolio II.  On May 1, 2009 ING PIMCO Core Bond Portfolio changed its name to ING PIMCO Total Return Bond Portfolio.

(2)                 Effective June 15, 2008, Julius Baer Investment Management LLC changed its name to Artio Global Management LLC.

(3)                 BlackRock Investment Management, LLC has managed the Portfolio since September 30, 2006. Prior to September 30, 2006, the Portfolio was managed by Mercury Advisors. On September 29, 2006, BlackRock, Inc. consummated a transaction with Merrill Lynch & Co., Inc. whereby Merrill Lynch & Co., Inc.’s investment management businesses (including Mercury Advisors) combined with that of BlackRock, Inc. to create a new independent company.

(4)                 Clarion Real Estate Securities L.P has managed the Portfolio since May 1, 2009.  Prior to May 1, 2009, the Portfolio was managed by Morgan Stanley Investment Management d/b/a Van Kampen.

(5)                 Effective January 3, 2006, ING IM began sub-advising ING Global Resources Portfolio.

(6)                 The Portfolio had not commenced operations as of December 31, 2008.

OTHER INFORMATION ABOUT PORTFOLIO MANAGERS

ING AllianceBernstein Mid Cap Growth Portfolio

Sub-Adviser

AllianceBernstein L.P. (“Alliance Bernstein”)

Other Managed Accounts

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2008:

	Registered Investment Companies			Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)		Number of Accounts	Total Assets (in millions)		Number of Accounts	Total Assets in millions
Bruce K. Aronow	7	$2,328		4	$67		39	$1,620	(1)
William D. Baird	3	$901		2	$7		14	$1,449	(2)
John Fogarty	1	$579		0	$0		1	$908	(2)
Lisa A. Shalett	23	$9,513	(3)	50	$6,744	(4)	37,716	$40,151	(5)
Vadim Zlotnikov	3	$901		2	$7		14	$1,449	(2)

(1) Of the “Other Accounts” 3 accounts with assets of $222 million include a performance-based advisory fee.

(2) Of the “Other Accounts” 1 accounts with assets of $908 million includes a performance-based advisory fee.

(3) Of the “Registered Investmetn Companies” 2 accounts with assets of $2,284 million include a performance-based advisory fee.

(4) Of the “Other Pooled Investment Vehicles” 3 accounts with assets of $263 million include a performance-based advisory fee.

(5) Of the “Other Accounts” 83 accounts with assets of $4,075 million include a performance-based advisory fee.

Potential Conflicts of Interest

As an investment adviser and fiduciary, AllianceBernstein owes its clients and shareholders an undivided duty of loyalty.  We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities.  Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably.  We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

Employee Personal Trading.  AllianceBernstein has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of AllianceBernstein own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, AllianceBernstein permits its employees to engage in personal securities transactions.  AllianceBernstein’s Code of Business Conduct and Ethics, requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by AllianceBernstein.  The Code of Business Conduct and Ethics also requires pre-clearance of all securities transactions and imposes a one-year holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients.  AllianceBernstein has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients.  Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account.  The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations.  Among other things, AllianceBernstein’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage.  In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably.  No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts.  Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client’s account, nor is it directly tied to the level or change in level of assets under management.

Allocating Investment Opportunities.  AllianceBernstein has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities.  These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at AllianceBernstein routinely are required to select and allocate investment opportunities among accounts.  Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimize the potential for conflicts of interest relating to the allocation of investment opportunities.  Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

AllianceBernstein’s procedures are also designed to prevent potential conflicts of interest that may arise when AllianceBernstein has a particular financial incentive, such as a performance-based management fee, relating to an account.  An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which AllianceBernstein could share in investment gains.

To address these conflicts of interest, AllianceBernstein’s policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities.  These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

Compensation Structure of Portfolio Managers

AllianceBernstein’s compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients.  Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in level of assets under management.  Investment professionals’ annual compensation is comprised of the following:

Fixed base salary:  This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals.  The base salary does not change significantly from year-to-year and hence, is not particularly sensitive to performance.

Discretionary incentive compensation in the form of an annual cash bonus:  AllianceBernstein’s overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors.  In evaluating this component of an investment professional’s compensation, AllianceBernstein considers the contribution to his/her team or discipline as it relates to that team’s overall contribution to the long-term investment success, business results and strategy of AllianceBernstein.  Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and the Russell Midcap® Growth Index), and consistency of performance.  There are no specific formulas used to determine this part of an investment professional’s compensation and the compensation is not tied to any pre-determined or specified level of performance.  AllianceBernstein also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of AllianceBernstein’s leadership criteria.

Discretionary incentive compensation in the form of awards under AllianceBernstein’s Partners Compensation Plan (“deferred awards”): AllianceBernstein’s overall profitability determines the total amount of deferred awards available to investment professionals.  The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus.  There is no fixed formula for determining these amounts.  Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or AllianceBernstein terminates his/her employment.  Investment options under the deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors, thereby creating a close alignment between the financial interests of the investment professionals and those of AllianceBernstein’s clients and mutual fund shareholders with respect to the performance of those mutual funds.  AllianceBernstein also permits deferred award recipients to allocate up to 50% of their award to investments in AllianceBernstein’s publicly traded equity securities.

Contributions under AllianceBernstein’s Profit Sharing/401(k) Plan:  The contributions are based on AllianceBernstein’s overall profitability.  The amount and allocation of the contributions are determined at the sole discretion of AllianceBernstein.

Portfolio Manager Ownership of Securities

The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2008, including investments by her immediate family members and amounts invested through retirement and deferred compensation plans:

Dollar Range of
Portfolio Manager	Fund Shares Owned

Bruce K. Aronow	None
William D. Baird	None
John Fogarty	None
Lisa A. Shalett	None
Vadim Zlotnikov	None

ING Artio Foreign Portfolio

Sub-Adviser

Artio Global Management LLC (“Artio”)

Other Managed Accounts

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2008:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts(1)	Total Assets (in millions)
Rudolph-Riad Younes	10	$20,450	14	$7,410	89	$11,720
Richard Pell	10	$21,699	12	$7,267	83	$11,397

(1) Of the “Other Accounts” 4 accounts with assets of $976.4 million include a performance-based advisory fee.

Potential Conflicts of Interest

Generally, Artio does not recommend securities to clients that it buys or sells for itself.  However, Artio may recommend securities to clients that it may buy or sell, or which its affiliates or related persons may buy or sell, for accounts in which Artio or its affiliates or related persons may have a beneficial interest.  These types of accounts will be managed in the same manner as other accounts over which Artio has discretion.

Artio and its affiliates have personal trading policies and procedures in place designed to monitor and protect the interests of their clients.  Artio has adopted a Code of Ethics, which include guidelines respecting transactions in securities recommended to its clients and clear rules governing employee personal trading and accounts.  These rules are incorporated into Artio’s Employees Code of Ethics Manual, which is received and certified by each employee when they are hired, and on an annual basis thereafter. We also have procedures in place for both pre-trade and post-trade compliance.  The Legal and Compliance Department receives copies of all confirms and quarterly/monthly statements for covered employees.

On accounts as to which Artio has investment discretion, Artio will, and will require its employees to, refrain from engaging in any securities transactions of the nature being affected for the investment advisory client until such client has completed his transaction. On accounts in which Artio does not have investment discretion, Artio will, and will require its employees to, refrain from engaging in any securities transactions of the nature recommended to the investment advisory client for a reasonable period after making the recommendation, taking into consideration the market conditions in the security, knowledge that the investment advisory client does not intend to follow the Artio’s recommendations, whichever shall occur first, or in the event the client accepts Artio’s recommendation, until the client’s transaction is completed.

In any event, Artio personnel are prohibited from buying or selling securities which are recommended to its clients (a) where such purchase or sale would affect the market price of such securities, or (b) where such purchase or sale is made in anticipation of the effect of such recommendation on the market price. Artio cannot effectively impose restrictions on security transactions by affiliated persons of Artio who are not employed by Artio.

Compensation Structure of Portfolio Managers

The combination of our corporate culture and highly competitive salary/bonus structure is the primary reason for the low turnover of professionals in our firm.  Each member is paid a highly competitive base salary with the opportunity to earn an unlimited bonus based upon contribution to the team, organizational profitability and strategy performance.  Beyond this structure and our generous benefits package, two programs exist to promote long-term employee commitment and foster coherence of the various entities within the Artio Group.  The Artio Group’s compensation/incentive programs are as follows:  a long-term retirement plan and a confidential long-term stock option incentive plan.

In May 2004, Artio took steps to ensure continuity within the business line.  The firm initiated a change to the legal structure from a corporation to a limited liability company, which allows key personnel to participate directly in the business.  This structure aligns the long-term economic interests of key employees with those of the company as well as provides economic disincentives for key employees to depart.

Portfolio Manager Ownership of Securities

The following table shows the dollar range of shares of the Portfolio owned by each portfolio manager as of December 31, 2008, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans:

Dollar Range of
Portfolio Manager	Fund Shares Owned

Rudolph-Riad Younes	None
Richard Pell	None

ING BlackRock Inflation Protected Bond Portfolio

Sub-Adviser

BlackRock Financial Management, Inc. (“BlackRock Financial Management”)

Other Managed Accounts

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2008:

	Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in Billions)	Number of Accounts		Total Assets (in Billions)	Number of Accounts		Total Assets (in Billions)
Stuart Spodek	22	$8.01	18	(1)	$5.4	223	(2)	$80.27
Brian Weinstein	5	$1.5	10		$3.83	188	(3)	$63.57

(1)3 of these accounts with assets of $1.38 Billion are subject to performance fees.

(2)18 of these accounts with assets of $6.01 Billion are subject to performance fees.

(3)8 of these accounts with assets of $4.93 Billion is subject to performance fees.

Potential Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund.  In addition, BlackRock, its affiliates and significant shareholders and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund.  BlackRock, or any of its affiliates or significant shareholders, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities.  Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information.  Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund.  In this connection, it should be noted that Messrs. Spodek and Weinstein currently manage certain accounts that are subject to performance fees.  In addition, Messrs. Spodek and Weinstein assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred.  Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly.  When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties.  BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment.  To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time.  This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

Portfolio Manager Compensation Overview

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan and Restricted Stock Program.

Base compensation.  Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm. Senior portfolio managers who perform additional management functions within the portfolio management group or within BlackRock may receive additional compensation for serving in these other capacities.

Discretionary Incentive Compensation

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s seniority, role within the portfolio management team, teamwork and contribution to the overall performance of these portfolios and BlackRock.  In most cases, including for the portfolio managers of the Fund, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured.  BlackRock’s Chief Investment Officers determine the benchmarks against which the performance of funds and other accounts managed by each portfolio manager is compared and the period of time over which performance is evaluated.  With respect to the portfolio managers, such benchmarks for the Fund include the following:

Portfolio Manager	Benchmarks Applicable to Each Manager

Stuart Spodek

A combination of market-based indices (e.g., Citigroup 1-Year Treasury Index, Merrill Lynch 1-3 Year Treasury Index, Barclays Capital Global Real: U.S. Tips Index), certain customized indices and certain fund industry peer groups.

Brian Weinstein	A combination of market-based indices (e.g., Barclays Capital Global Real: U.S. Tips Index), certain customized indices and certain fund industry peer groups.

BlackRock’s Chief Investment Officers make a subjective determination with respect to the portfolio manager’s compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks noted above.  Performance is measured on both a pre-tax and after-tax basis over various time periods including 1, 3, 5 and 10-year periods, as applicable.

Distribution of Discretionary Incentive Compensation

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years.  The BlackRock, Inc. restricted stock units, if properly vested, will be settled in BlackRock, Inc. common stock.  Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers.  Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock, Inc.’s ability to sustain and improve its performance over future periods.

Long-Term Retention and Incentive Plan (“LTIP”) —The LTIP is a long-term incentive plan that seeks to reward certain key employees. Prior to 2006, the plan provided for the grant of awards that were expressed as an amount of cash that, if properly vested and subject to the attainment of certain performance goals, will be settled in cash and/or in BlackRock, Inc. common stock.  Beginning in 2006, awards are granted under the LTIP in the form of BlackRock, Inc. restricted stock units that, if properly vested and subject to the attainment of certain performance goals, will be settled in BlackRock, Inc. common stock. Each of Messrs. Spodek and Weinstein has received awards under the LTIP.

Deferred Compensation Program —A portion of the compensation paid to eligible BlackRock employees may be voluntarily deferred into an account that tracks the performance of certain of the firm’s investment products. Each participant in the deferred compensation program is permitted to allocate his deferred amounts among the various investment options. Each of Messrs. Spodek and Weinstein has participated in the deferred compensation program.

Options and Restricted Stock Awards — A portion of the annual compensation of certain employees is mandatorily deferred into BlackRock, Inc. restricted stock units. Prior to the mandatory deferral into restricted stock units, BlackRock, Inc. granted stock options to key employees, including certain portfolio managers who may still hold unexercised or unvested options. BlackRock, Inc. also granted restricted stock awards designed to reward certain key employees as an incentive to contribute to the long-term success of BlackRock. These awards vest over a period of years. Mr. Spodek has been granted stock options and/or restricted stock in prior years.

Other compensation benefits.  In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (“RSP”), and the BlackRock Employee Stock Purchase Plan (“ESPP”). The employer contribution components of the RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3%-5% of eligible compensation.  The RSP offers a range of investment options, including registered investment companies managed by the firm. BlackRock, Inc.’s contributions follow the investment direction set by participants for their own contributions or, absent employee investment direction, are invested into a balanced portfolio.  The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date.  Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000.  Each portfolio manager is eligible to participate in these plans.

Portfolio Manager Ownership of Securities

The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2008, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans:

Dollar Range of
Portfolio Manager	Fund Shares Owned

Stuart Spodek	None
Brian Weinstein	None

ING BlackRock Large Cap Growth Portfolio

Sub-Adviser

BlackRock Investment Management, LLC (“BlackRock Investment Management”)

Other Managed Accounts

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2008:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in Billions)	Number of Accounts*	Total Assets (in Billions)	Number of Accounts	Total Assets (in Billions)
Robert C. Doll, Jr.	24	$14.14	14	$2.95	21	$1.94
Daniel Hanson	24	$14.14	14	$2.95	21	$1.94

* 2 Accounts with assets of $152.7 million have performance fees associated with it.

Potential Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund.  In addition, BlackRock, its affiliates and significant shareholders and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities.  Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information.  Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. In this connection, it should be noted that Messrs. Doll and Hanson currently manage certain accounts that are subject to performance fees.  In addition, a portfolio manager may assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred.  Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly.  When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment.  To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time.  This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

Portfolio Manager Compensation Overview

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan.

Due to Mr. Doll’s unique position (as Portfolio Manager, Vice Chairman of BlackRock, Inc., Global Chief Investment Officer for Equities, Chairman of the BlackRock Retail Operating Committee, and member of the BlackRock Executive Committee), his compensation does not solely reflect his role as portfolio manager of the funds managed by him. The performance of his fund(s) is included in the determination of his incentive compensation but, given his multiple roles and the various compensation components, the performance of his fund(s) is not the primary driver of his compensation.

Base compensation.  Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm. Senior portfolio managers who perform additional management functions within the portfolio management group or within BlackRock may receive additional compensation for serving in these other capacities.

Discretionary Incentive Compensation

Discretionary incentive compensation is based on a formulaic compensation program.  BlackRock’s formulaic portfolio manager compensation program includes: pre-tax investment performance relative to appropriate competitors or the Russell 1000® Growth Index over 1-, 3- and 5-year performance periods and a measure of operational efficiency. If a portfolio manager’s tenure is less than five years, performance periods will reflect time in position. In most cases, including for the portfolio managers of the Fund, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured.  BlackRock’s Chief Investment Officers determine the benchmarks against which the performance of funds and other accounts managed by each portfolio manager is compared and the period of time over which performance is evaluated.  With respect to the portfolio managers, such benchmarks include the Lipper Multi-Cap Growth Funds classification.

Portfolio managers who meet relative investment performance and financial management objectives during a specified performance time period are eligible to receive an additional bonus which may or may not be a large part of their overall compensation. A smaller element of portfolio manager discretionary compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, workforce diversity, supervision, technology and innovation. All factors are considered collectively by BlackRock management.

Distribution of Discretionary Incentive Compensation

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years.  The BlackRock, Inc. restricted stock units, if properly vested, will be settled in BlackRock, Inc. common stock.  Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers.  Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock, Inc.’s ability to sustain and improve its performance over future periods.

Long-Term Retention and Incentive Plan (“LTIP”) —The LTIP is a long-term incentive plan that seeks to reward certain key employees.  Beginning in 2006, awards are granted under the LTIP in the form of BlackRock, Inc. restricted stock units that, if properly vested and subject to the attainment of certain performance goals, will be settled in BlackRock, Inc. common stock. Each of Messrs. Doll and Hanson received awards under the LTIP.

Deferred Compensation Program —A portion of the compensation paid to eligible BlackRock employees may be voluntarily deferred into an account that tracks the performance of certain of the firm’s investment products. Each participant in the deferred compensation program is permitted to allocate his deferred amounts among the various investment options. Each of Messrs. Doll and Hanson has participated in the deferred compensation program.

Other compensation benefits.  In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (“RSP”), and the BlackRock Employee Stock Purchase Plan (“ESPP”). The employer contribution components of the RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3%-5% of eligible compensation.  The RSP offers a range of investment options, including registered investment companies managed by the firm. BlackRock, Inc.’s contributions follow the investment direction set by participants for their own contributions or, absent employee investment direction, are invested into a balanced portfolio.  The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date.  Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000.  Each portfolio manager is eligible to participate in these plans.

Portfolio Manager Ownership of Securities

The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2008, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans:

Dollar Range of
Portfolio Manager	Fund Shares Owned

Robert C. Doll, Jr.	None
Daniel Hanson	None

ING BlackRock Large Cap Value Portfolio

Sub-Adviser

BlackRock Investment Management, LLC (“BlackRock Investment Management”)

Other Managed Accounts

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2008:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in Billions)	Number of Accounts*	Total Assets (in Billions)	Number of Accounts	Total Assets (in Billions)
Robert C. Doll, Jr.	24	$14.14	14	$2.95	21	$1.94
Daniel Hanson	24	$14.14	14	$2.95	21	$1.94

* 2 Accounts with assets of $152.7 million have performance fees associated with it.

Potential Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund.  In addition, BlackRock, its affiliates and significant shareholders and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities.  Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information.  Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. In this connection, it should be noted that Messrs. Doll and Hanson currently manage certain accounts that are subject to performance fees.  In addition, a portfolio manager may assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred.  Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly.  When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment.  To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time.  This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

Portfolio Manager Compensation Overview

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan.

Due to Mr. Doll’s unique position (as Portfolio Manager, Vice Chairman of BlackRock, Inc., Global Chief Investment Officer for Equities, Chairman of the BlackRock Retail Operating Committee, and member of the BlackRock Executive Committee), his compensation does not solely reflect his role as portfolio manager of the funds managed by him. The performance of his fund(s) is included in the determination of his incentive compensation but, given his multiple roles and the various compensation components, the performance of his fund(s) is not the primary driver of his compensation.

Base compensation.  Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm. Senior portfolio managers who perform additional management functions within the portfolio management group or within BlackRock may receive additional compensation for serving in these other capacities.

Discretionary Incentive Compensation

Discretionary incentive compensation is based on a formulaic compensation program.  BlackRock’s formulaic portfolio manager compensation program includes: pre-tax investment performance relative to appropriate competitors or the Russell 1000® Value Index over 1-, 3- and 5-year performance periods and a measure of operational efficiency. If a portfolio manager’s tenure is less than five years, performance periods will reflect time in position. In most cases, including for the portfolio managers of the Fund, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured.  BlackRock’s Chief Investment Officers determine the benchmarks against which the performance of funds and other accounts managed by each portfolio manager is compared and the period of time over which performance is evaluated.  With respect to the portfolio managers, such benchmarks include the Lipper Multi-Cap Value Fund classification.

Portfolio managers who meet relative investment performance and financial management objectives during a specified performance time period are eligible to receive an additional bonus which may or may not be a large part of their overall compensation. A smaller element of portfolio manager discretionary compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, workforce diversity, supervision, technology and innovation. All factors are considered collectively by BlackRock management.

Distribution of Discretionary Incentive Compensation

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years.  The BlackRock, Inc. restricted stock units, if properly vested, will be settled in BlackRock, Inc. common stock.  Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers.  Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock, Inc.’s ability to sustain and improve its performance over future periods.

Long-Term Retention and Incentive Plan (“LTIP”) —The LTIP is a long-term incentive plan that seeks to reward certain key employees.  Beginning in 2006, awards are granted under the LTIP in the form of BlackRock, Inc. restricted stock units that, if properly vested and subject to the attainment of certain performance goals, will be settled in BlackRock, Inc. common stock. Each of Messrs. Doll and Hanson received awards under the LTIP.

Deferred Compensation Program —A portion of the compensation paid to eligible BlackRock employees may be voluntarily deferred into an account that tracks the performance of certain of the firm’s investment products. Each participant in the deferred compensation program is permitted to allocate his deferred amounts among the various investment options. Doll and Hanson has participated in the deferred compensation program.

Other compensation benefits.  In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (“RSP”), and the BlackRock Employee Stock Purchase Plan (“ESPP”). The employer contribution components of the RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3%-5% of eligible compensation.  The RSP offers a range of investment options, including registered investment companies managed by the firm. BlackRock, Inc.’s contributions follow the investment direction set by participants for their own contributions or, absent employee investment direction, are invested into a balanced portfolio.  The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date.  Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000.  Each portfolio manager is eligible to participate in these plans.

Portfolio Manager Ownership of Securities

The following table shows the dollar range of shares of the Portfolio owned by each portfolio manager as of December 31, 2008, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans:

Dollar Range of
Portfolio Manager	Fund Shares Owned

Robert C. Doll, Jr.	None
Daniel Hanson	None

ING Clarion Global Real Estate Portfolio

Sub-Adviser

ING Clarion Real Estate Securities L.P. (“ING CRES”)

Other Managed Accounts

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2008:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts(1)	Total Assets (in billions)	Number of Accounts(2)	Total Assets (in millions)	Number of Accounts		Total Assets (in billions)
T. Ritson Ferguson, CFA	24	$8.3	16	$867	72	(3)	$1.7
Steven D. Burton, CFA	22	$7.7	3	$126	55	(3)	$1.3
Joseph P. Smith, CFA	20	$7.9	16	$867	66	(4)	$1.6

(1)  1 Accounts with total assets of $125 million has a performance-based fee.

(2)  11 Accounts with total assets of $686 million have a performance-based fee.

(3)  3 Accounts with the assets of $219 million have a performance-based fee.

(4)  2 Accounts with the assets of $194 million have a performance-based fee.

Potential Conflicts of Interest

A portfolio manager may be subject to potential conflicts of interest because the portfolio manager is responsible for other accounts in addition to the Portfolio.  These other accounts may include, among others, other mutual funds, separately managed advisory accounts, commingled trust accounts, insurance separate accounts, wrap fee programs and hedge funds.  Potential conflicts may arise out of the implementation of differing investment strategies for a portfolio manager’s various accounts, the allocation of investment opportunities among those accounts or differences in the advisory fees paid by the portfolio manager’s accounts.

A potential conflict of interest may arise as a result of a portfolio manager’s responsibility for multiple accounts with similar investment guidelines.  Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity.  Similar conflict may arise when multiple accounts seek to dispose of the same investment.

A portfolio manager may also manage accounts whose objectives and policies differ from those of the Portfolio.  These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager.  For example, if an account were to sell a significant position in a security, which could cause the market price of that security to decrease while the Portfolio maintained its position in that security.

A potential conflict may arise when a portfolio manager is responsible for accounts that have different advisory fees — the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to particularly appealing investment opportunities.  This conflict may be heightened where an account is subject to a performance-based fee.

Compensation Structure of Portfolio Managers

There are three pieces of compensation for portfolio managers — based salary, annual bonus and deferred compensation awards.  Base salary is reviewed annually and fixed for each year at market competitive levels.  Variable bonus and deferred compensation awards are made annually and are based upon individual achievement, over each annual period, of performance objectives established at the beginning of the period. Portfolio managers’ objectives include targets for gross performance above specific benchmarks for all portfolios they manage, including the Fund.  With respect to the Fund, such benchmarks include the Morgan Stanley U.S. REIT Index and the Dow Jones Wilshire Real Estate Securities Index.  Compensation is not based on the level of Fund assets.

Portfolio Manager Ownership of Securities

The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2008, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans:

Dollar Range of
Portfolio Manager	Fund Shares Owned

T. Ritson Ferguson, CFA	None
Steven D. Burton, CFA	None
Joseph T. Smith, CFA	None

ING Clarion Real Estate Portfolio

Sub-Adviser

ING Clarion Real Estate Securities L.P. (“ING CRES”)

Other Managed Accounts

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2008:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts*	Total Assets (in billions)	Number of Accounts**	Total Assets (in millions)	Number of Accounts***	Total Assets (in billions)
T. Ritson Ferguson, CFA	24	$8.3	16	$867	72	$1.7
Joseph P. Smith, CFA	20	$7.9	16	$867	66	$1.6

* 1 Account with total assets of $125 million has a performance-based fee.

** 11 Accounts with total assets of $686 million have a performance-based fee.

*** 3 Accounts with total assets of $219 million have a performance-based fee.

Potential Conflicts of Interest

A portfolio manager may be subject to potential conflicts of interest because the portfolio manager is responsible for other accounts in addition to the Portfolio.  These other accounts may include, among others, other mutual funds, separately managed advisory accounts, commingled trust accounts, insurance separate accounts, wrap fee programs and hedge funds.  Potential conflicts may arise out of the implementation of differing investment strategies for a portfolio manager’s various accounts, the allocation of investment opportunities among those accounts or differences in the advisory fees paid by the portfolio manager’s accounts.

A potential conflict of interest may arise as a result of a portfolio manager’s responsibility for multiple accounts with similar investment guidelines.  Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity.  Similar conflict may arise when multiple accounts seek to dispose of the same investment.

A portfolio manager may also manage accounts whose objectives and policies differ from those of the Portfolio.  These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager.  For example, if an account were to sell a significant position in a security, which could cause the market price of that security to decrease while the Portfolio maintained its position in that security.

A potential conflict may arise when a portfolio manager is responsible for accounts that have different advisory fees — the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to particularly appealing investment opportunities.  This conflict may be heightened where an account is subject to a performance-based fee.

Compensations Structure of Portfolio Managers

There are three pieces of compensation for portfolio managers — based salary, annual bonus and deferred compensation awards.  Base salary is reviewed annually and fixed for each year at market competitive levels.  Variable bonus and deferred compensation awards are made annually and are based upon individual achievement, over each annual period, of performance objectives established at the beginning of the period. Portfolio managers’ objectives include targets for gross performance above specific benchmarks for all portfolios they manage, including the Fund.  With respect to the Fund, such benchmarks include the Morgan Stanley U.S. REIT Index and the Dow Jones Wilshire Real Estate Securities Index.  Compensation is not based on the level of Fund assets.

Portfolio Manager Ownership of Securities

The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2008, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans:

Dollar Range of
Portfolio Manager	Fund Shares Owned

T. Ritson Ferguson, CFA	None
Joseph T. Smith, CFA	None

ING Disciplined Small Cap Value Portfolio

Sub-Adviser

ING Investment Management Co. (“ING IM”)

Other Managed Accounts

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2008:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)	Number of Accounts(1)	Total Assets (in billions)
Vincent Costa	52	$5,987,005,931	8	$534,393,327	25	$2,483,302,868

(1) One of these accounts with total assets of $41,130,725  has a performance-based fee.

Potential Conflicts of Interest

From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the Portfolio and management of other accounts. These accounts may include, among others, mutual funds, separately managed advisory accounts, commingled trust accounts, insurance separate accounts, model portfolios used for wrap fee programs and hedge funds. Potential conflicts include, for example, conflicts among investment strategies, conflicts in the allocation of investment opportunities, or conflicts due to different fees. As part of its compliance program, ING IM has adopted policies and procedures that seek to address and minimize the effects of these conflicts.

While ING IM does not monitor the specific amount of time that a portfolio manager spends on a single account, senior personnel periodically review the performance of portfolio managers as well as periodically assess whether the portfolio manager has adequate resources to effectively manage the accounts assigned to that portfolio manager.

Portfolio manager make investment decisions for each account based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that account. Consequently, portfolio managers may recommend the purchase (or sale) of certain securities for one account and not another account. Generally, however, accounts in a particular product strategy with similar objectives are managed similarly. While these accounts have many similarities, the investment performance of each account will be different primarily due to differences in guidelines, fees, expenses and cash flows.

A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Portfolio and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Portfolio and the other accounts to participate fully.  Similarly, there may be limited opportunity to sell an investment held by the Portfolio and another account.

ING IM has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.  These policies and procedures address the allocation of limited investment opportunities, such as IPOs and the allocation of transactions across multiple accounts.  Purchases of money market instruments and fixed-income securities cannot always be allocated pro rata across the accounts with the same investment strategy and objective. However, ING IM attempts to mitigate any potential unfairness by basing non pro rata allocations upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of ING IM so that fair and equitable allocation will occur over time.

A portfolio manager may manage an account which may have materially higher fee arrangements than the Portfolio and may also have a performance-based fee.  Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to the Portfolio. ING IM has adopted policies and procedures reasonably designed to allocate investment opportunities between such other accounts and the Portfolio on a fair and equitable basis over time.

Finally, a potential conflict of interest may arise because the investment mandates for certain other accounts, such as hedge funds, may allow extensive use of short sales, which, in theory, could allow them to enter into short positions in securities where other accounts hold long positions.  ING IM has policies and procedures reasonably designed to limit and monitor short sales by the other accounts to avoid harm to the Portfolios.

Compensation Structure of Portfolio Managers

Compensation consists of (a) fixed base salary and (b) bonus, which is based on ING IM performance, one and three year pre-tax performance of mutual fund accounts the portfolio managers are primarily and jointly responsible for relative to peer universe performance and revenue growth of the funds they are responsible for.

Portfolio manager is also eligible to participate in an annual cash incentive plan.  The overall design of the annual incentive plan was developed to tie pay to both performance and cash flows, structured in such a way as to drive performance and promote retention.  As with base salary compensation, target awards are determined and set based on external market data.  Investment performance is measured on both relative and absolute performance.  ING IM has defined the comparative peer group (here, the Lipper International Multi-Cap Index) and set performance goals to appropriately reflect requirements for the investment team. The measures for the team are outlined on a “scorecard” that is reviewed on an annual basis. The scorecard measures investment performance versus a comparative peer group over the past calendar year and factors in year-to-date net cash flow (changes in the accounts’ net assets not attributable in the value of the accounts’ investments) for mutual fund accounts managed by the team.

Investment professionals’ performance measures for bonus determinations are weighted by 25% being attributable to the overall ING IM performance and 75% attributable to their specific team results (60% investment performance and 15% net cash flow).

Portfolio managers whose base salary compensation exceeds a particular threshold may participate in ING’s deferred compensation plan.  The plan provides an opportunity to invest deferred amounts of compensation in mutual funds, ING stock or at an annual fixed interest rate.  Deferral elections are done on an annual basis and the amount of compensation deferred is irrevocable.

Portfolio Manager Ownership of Securities

The following table shows the dollar range of shares of the Portfolio owned by each portfolio manager as of December 31, 2008, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans:

Dollar Range of
Portfolio Manager	Fund Shares Owned

Vincent Costa	None

ING Evergreen Health Sciences Portfolio

Sub-Adviser

Evergreen Investment Management Company, LLC (“EIMC”)

Other Managed Accounts

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2008:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Robert Junkin	6	$871	1	$9,132	4	$30,571.00

None of the accounts managed are subject to performance fees.

Potential Conflicts of Interest

A portfolio manager generally faces two types of conflicts of interest:  (1) conflicts between and among the interests of the various accounts they manage, and (2) conflicts between the interests of the accounts they manage and their own personal interests.  The policies of EIMC require that portfolio managers treat all accounts they manage equitably and fairly in the face of such real or potential conflicts.

The management of multiple funds and other accounts may require the portfolio manager to devote less than all of his or her time to a fund, particularly if the funds and accounts have different objectives, benchmarks and time horizons.  The portfolio manager may also be required to allocate his or her investment ideas across multiple funds and accounts.  In addition, if a portfolio manager identifies a limited investment opportunity, such as an initial public offering, that may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of that investment across all eligible funds and accounts.  Further, security purchase and sale orders for multiple accounts often are aggregated for purpose of execution.  Although such aggregation generally benefits clients, it may cause the price or brokerage costs to be less favorable to a particular client than if similar transactions were not being executed concurrently for other accounts.  It may also happen that a portfolio manager, or another portfolio manager with EIMC, will determine that it would be in the best interest, and consistent with the investment policies, of another account to sell a security (including by means of a short sale) that a Portfolio holds long, potentially resulting in a decrease in the market value of the security held by the Portfolio.

EIMC does not receive a performance fee for its management of the Portfolio, but it does receive a performance fee with respect to Evergreen Enhanced S&P 500® Fund.  EIMC and/or a portfolio manager may have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Portfolio — for instance, those that pay a higher advisory fee and/or have a performance fee.  The policies of EIMC, however, require that portfolio managers treat all accounts they manage equitably and fairly.

As noted above, portfolio managers may also experience certain conflicts between the interests of the accounts they manage and their own personal interests (which may include interests in advantaging EIMC).  The structure of a portfolio manager’s or an investment advisor’s compensation may create an incentive for the manager or advisor to favor accounts whose  performance has a greater impact on such compensation.  The portfolio manager may, for example, have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor such accounts.  Similarly, if a portfolio manager holds a larger personal investment in one fund than he or she does in another, the portfolio manager may have an incentive to favor the fund in which he or she holds a larger stake.

The Evergreen funds may engage in cross trades, in which one Evergreen fund sells a particular security to another Evergreen fund or account (potentially saving transaction costs for both accounts).  Cross trades may pose a potential conflict of interest if, for example, one account sells a security to another account at a higher price than an independent third party would pay.

In general, EIMC has policies and procedures to address the various potential conflicts of interest described above.  EIMC has policies and procedures designed to ensure that portfolio managers have sufficient time and resources to devote to the various accounts they manage.  Similarly, EIMC has policies and procedures designed to ensure that investments and investment opportunities are allocated fairly across accounts, and that the interests of client accounts are placed ahead of a portfolio manager’s personal interests.  However, there is no guarantee that such procedures will detect or address each and every situation where a conflict arises.

Compensation Structure of Portfolio Managers

For EIMC, portfolio managers’ compensation consists primarily of a base salary and an annual bonus.  Each portfolio manager’s base salary is reviewed annually and adjusted based on consideration of various factors specific to the individual portfolio manager, including, among others, experience, quality of performance record and breadth of management responsibility, and a comparison to competitive market data provided by external compensation consultants.  The annual bonus pool for portfolio managers and other employees that are eligible to receive bonuses is determined based on the overall profitability of the firm during the relevant year.  Unless described in further detail below, the EIMC portfolio manager of the Portfolio does not have predetermined bonus arrangements.

The annual bonus has an investment performance component, which accounts for a majority of the annual bonus, and a subjective evaluation component.  The bonus is typically paid in a combination of cash and equity incentive awards (non-qualified stock options and/or restricted stock) in Wachovia Corporation, EIMC’s publicly traded parent company.  The amount of the investment performance component is based on the pre-tax investment performance of the funds and accounts managed by the individual (or one or more appropriate composites of such funds and accounts) over the prior five years compared to the performance over the same time period of an appropriate benchmark (typically a broad-based index or universe of external funds or managers with similar characteristics).  See the information below relating to other funds and accounts managed by the portfolio managers for the specific benchmarks used in evaluating performance.  In calculating the amount of the investment performance component, performance for the most recent year is weighted 25%, performance for the most recent three-year period is weighted 50% and performance for the most recent five-year period is weighted 25%.  In general, the investment performance component is determined using a weighted average of investment performance of each product managed by the portfolio manager, with the weighting done based on the amount of assets the portfolio manager is responsible for in each such product.  For example, if a portfolio manager was to manage a mutual fund with $400 million in assets and separate accounts totaling $100 million in assets, performance with respect to the mutual fund would be weighted 80% and performance with respect to the separate accounts would be weighted 20%.  In certain cases, portfolio weights within the composite may differ from the actual weights as determined by assets.  For example, a very small fund’s weight within a composite may be increased to create a meaningful contribution.

To be eligible for an investment performance related bonus, the time-weighted average percentile rank must be above the 50th percentile.  A portfolio manager has the opportunity to maximize the investment performance component of the incentive payout by generating performance at or above the 25th percentile level.

In determining the subjective evaluation component of the bonus, each manager is measured against predetermined objectives and evaluated in light of other discretionary considerations.  Objectives are set in several categories, including teamwork, participation in various assignments, leadership, and development of staff.

For calendar year 2007, the investment performance component of each portfolio manager’s bonus was determined based on comparisons to the benchmarks (either to the individual benchmark or one or more composites of all or some of such benchmarks) indicated below.  The benchmarks may change for purposes of calculating bonus compensation for calendar year 2008.

The investment performance component of Mr. Junkin’s bonus was determined based on comparisons to the Lipper Healthcare, and Lipper Mid Cap Growth.

EIMC portfolio managers that manage certain privately offered pooled investment vehicles may also receive a portion of the advisory fees and/or performance fees charged by EIMC (or an affiliate) to such clients.  Unless described in further detail below, the EIMC portfolio manager of the Portfolio does not receive such compensation.

In addition, portfolio managers may participate, at their election, in various benefits programs, including the following:

•                  medical, dental, vision and prescription benefits;

•                  life, disability and long-term care insurance;

•                  before-tax spending accounts relating to dependent care, health care, transportation and parking; and

•                  various other services, such as family counseling and employee assistance programs, prepaid or discounted legal services, health care advisory programs and access to discount retail services.

These benefits are broadly available to EIMC employees.  Senior level employees, including many portfolio managers but also including many other senior level executives, may pay more or less than employees that are not senior level for certain benefits, or be eligible for, or required to participate in, certain benefits programs not available to employees who are not senior level.  For example, only senior level employees above a certain compensation level are eligible to participate in the Wachovia Corporation deferred compensation plan, and certain senior level employees are required to participate in the deferred compensation plan.

Portfolio Manager Ownership of Securities

The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2008, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans:

Dollar Range of
Portfolio Manager	Fund Shares Owned

Robert Junkin	None

ING Evergreen Omega Portfolio

Sub-Adviser

Evergreen Investment Management Company, LLC (“EIMC”)

Other Managed Accounts

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2008:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets
Aziz Hamzaogullari, CFA	4	$832.1	1	$167.1	0	N/A

None of the accounts managed are subject to performance fees.

Potential Conflicts of Interest

A portfolio manager generally faces two types of conflicts of interest:  (1) conflicts between and among the interests of the various accounts they manage, and (2) conflicts between the interests of the accounts they manage and their own personal interests.  The policies of EIMC require that portfolio managers treat all accounts they manage equitably and fairly in the face of such real or potential conflicts.

The management of multiple funds and other accounts may require the portfolio manager to devote less than all of his or her time to a fund, particularly if the funds and accounts have different objectives, benchmarks and time horizons.  The portfolio manager may also be required to allocate his or her investment ideas across multiple funds and accounts.  In addition, if a portfolio manager identifies a limited investment opportunity, such as an initial public offering, that may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of that investment across all eligible funds and accounts.  Further, security purchase and sale orders for multiple accounts often are aggregated for purpose of execution.  Although such aggregation generally benefits clients, it may cause the price or brokerage costs to be less favorable to a particular client than if similar transactions were not being executed concurrently for other accounts.  It may also happen that a portfolio manager, or another portfolio manager with EIMC, will determine that it would be in the best interest, and consistent with the investment policies, of another account to sell a security (including by means of a short sale) that a Portfolio holds long, potentially resulting in a decrease in the market value of the security held by the Portfolio.

EIMC does not receive a performance fee for its management of the Portfolio, but it does receive a performance fee with respect to Evergreen Enhanced S&P 500® Fund.  EIMC and/or a portfolio manager may have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Portfolio — for instance, those that pay a higher advisory fee and/or have a performance fee.  The policies of EIMC, however, require that portfolio managers treat all accounts they manage equitably and fairly.

As noted above, portfolio managers may also experience certain conflicts between the interests of the accounts they manage and their own personal interests (which may include interests in advantaging EIMC).  The structure of a portfolio manager’s or an investment advisor’s compensation may create an incentive for the manager or advisor to favor accounts whose performance has a greater impact on such compensation.  The portfolio manager may, for example, have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor such accounts.  Similarly, if a portfolio manager holds a larger personal investment in one fund than he or she does in another, the portfolio manager may have an incentive to favor the fund in which he or she holds a larger stake.

The Evergreen funds may engage in cross trades, in which one Evergreen fund sells a particular security to another Evergreen fund or account (potentially saving transaction costs for both accounts).  Cross trades may pose a potential conflict of interest if, for example, one account sells a security to another account at a higher price than an independent third party would pay.

In general, EIMC has policies and procedures to address the various potential conflicts of interest described above.  EIMC has policies and procedures designed to ensure that portfolio managers have sufficient time and resources to devote to the various accounts they manage.  Similarly, EIMC has policies and procedures designed to ensure that investments and investment opportunities are allocated fairly across accounts, and that the interests of client accounts are placed ahead of a portfolio manager’s personal interests.  However, there is no guarantee that such procedures will detect or address each and every situation where a conflict arises.

Compensation Structure of Portfolio Managers

For EIMC, portfolio managers’ compensation consists primarily of a base salary and an annual bonus.  Each portfolio manager’s base salary is reviewed annually and adjusted based on consideration of various factors specific to the individual portfolio manager, including, among others, experience, quality of performance record and breadth of management responsibility, and a comparison to competitive market data provided by external compensation consultants.  The annual bonus pool for portfolio managers and other employees that are eligible to receive bonuses is determined based on the overall profitability of the firm during the relevant year.  Unless described in further detail below, the EIMC portfolio manager of the Portfolio does not have predetermined bonus arrangements.

The annual bonus has an investment performance component, which accounts for a majority of the annual bonus, and a subjective evaluation component.  The bonus is typically paid in a combination of cash and equity incentive awards (non-qualified stock options and/or restricted stock) in Wachovia Corporation, EIMC’s publicly traded parent company.  The amount of the investment performance component is based on the pre-tax investment performance of the funds and accounts managed by the individual (or one or more appropriate composites of such funds and accounts) over the prior five years compared to the performance over the same time period of an appropriate benchmark (typically a broad-based index or universe of external funds or managers with similar characteristics).  See the information below relating to other funds and accounts managed by the portfolio managers for the specific benchmarks used in evaluating performance.  In calculating the amount of the investment performance component, performance for the most recent year is weighted 25%, performance for the most recent three-year period is weighted 50% and performance for the most recent five-year period is weighted 25%.  In general, the investment performance component is determined using a weighted average of investment performance of each product managed by the portfolio manager, with the weighting done based on the amount of assets the portfolio manager is responsible for in each such product.  For example, if a portfolio manager was to manage a mutual fund with $400 million in assets and separate accounts totaling $100 million in assets, performance with respect to the mutual fund would be weighted 80% and performance with respect to the separate accounts would be weighted 20%.  In certain cases, portfolio weights within the composite may differ from the actual weights as determined by assets.  For example, a very small fund’s weight within a composite may be increased to create a meaningful contribution.

To be eligible for an investment performance related bonus, the time-weighted average percentile rank must be above the 50th percentile.  A portfolio manager has the opportunity to maximize the investment performance component of the incentive payout by generating performance at or above the 25th percentile level.

In determining the subjective evaluation component of the bonus, each manager is measured against predetermined objectives and evaluated in light of other discretionary considerations.  Objectives are set in several categories, including teamwork, participation in various assignments, leadership, and development of staff.

For calendar year 2007, the investment performance component of each portfolio manager’s bonus was determined based on comparisons to the benchmarks (either to the individual benchmark or one or more composites of all or some of such benchmarks) indicated below.  The benchmarks may change for purposes of calculating bonus compensation for calendar year 2008.

The investment performance component of Mr. Hamzaogullari’s bonus was determined based on comparisons to the Lipper Large Cap Core, Lipper Large Cap Growth, Lipper Multi-Cap Growth and Lipper Large Cap Value composites.

EIMC portfolio managers that manage certain privately offered pooled investment vehicles may also receive a portion of the advisory fees and/or performance fees charged by EIMC (or an affiliate) to such clients.  Unless described in further detail below, the EIMC portfolio manager of the Portfolio does not receive such compensation.

In addition, portfolio managers may participate, at their election, in various benefits programs, including the following:

•                  medical, dental, vision and prescription benefits;

•                  life, disability and long-term care insurance;

•                  before-tax spending accounts relating to dependent care, health care, transportation and parking; and

•                  various other services, such as family counseling and employee assistance programs, prepaid or discounted legal services, health care advisory programs and access to discount retail services.

These benefits are broadly available to EIMC employees.  Senior level employees, including many portfolio managers but also including many other senior level executives, may pay more or less than employees that are not senior level for certain benefits, or be eligible for, or required to participate in, certain benefits programs not available to employees who are not senior level.  For example, only senior level employees above a certain compensation level are eligible to participate in the Wachovia Corporation deferred compensation plan, and certain senior level employees are required to participate in the deferred compensation plan.

Portfolio Manager Ownership Securities

The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2008, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans:

Dollar Range of
Portfolio Manager	Fund Shares Owned

Aziz Hamzaogullari, CFA	None

ING FMRSM Diversified Mid Cap Portfolio

Sub-Adviser

Fidelity Management & Research Company (“FMRSM”)

Other Managed Accounts

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2008:

	Registered Investment Companies*		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Tom Allen	3	$7,599	0	$0	3	$599

There were no accounts managed with performance-based advisory fees.

Conflicts of Interest

The portfolio manager’s compensation plan may give rise to potential conflicts of interest.  The portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales.  When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio.  The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts.  In addition, the fund’s trade allocation policies and procedures may give rise to conflicts of interest if the fund’s orders do not get fully executed due to being aggregated with those of other accounts managed by FMRSM or an affiliate.  The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the fund.  Securities selected for funds or accounts other than the fund may outperform the securities selected for the fund.  Personal accounts may give rise to potential conflicts of interest; trading in personal accounts is restricted by the fund’s Code of Ethics.

Compensation Structure of Portfolio Manager

Tom Allen is the portfolio manager of FMRSM Diversified Mid Cap and receives compensation for his services.  As of December 31, 2008, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus and, in certain cases, participation in several types of equity-based compensation plans.  A portion of the portfolio manager’s compensation may be deferred based on criteria established by FMRSM or at the election of the portfolio manager.

The portfolio manager’s base salary is determined by level of responsibility and tenure at FMRSM or its affiliates.  The portfolio manager’s bonus is based on several components.  The primary components of the portfolio manager’s bonus are based on (i) the pre-tax investment performance of the portfolio manager’s fund(s) and account(s) measured against a benchmark index and within a defined peer group assigned to each fund or account, and (ii) the investment performance of a broad range of other FMRSM equity funds and accounts.  The pre-tax investment performance of the portfolio manager’s fund(s) and account(s) is weighted according to his tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over his tenure.  Each component is calculated separately over the portfolio manager’s tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with his tenure, but that eventually encompasses rolling periods of up to five years for the comparison to a benchmark index, rolling periods of up to five years for the comparison to a Lipper peer group, and rolling periods of up to three years for the comparison to a Morningstar peer group.  A smaller, subjective component of the portfolio manager’s bonus is based on the portfolio manager’s overall contribution to management of FMRSM. The portion of the portfolio manager’s bonus that is linked to the investment performance of the fund is based on the fund’s pre-tax investment performance measured against the S&P Mid Cap 400 Index and the fund’s pre-tax investment performance within the Lipper MidCap Objective and the Morningstar Mid-Cap Blend Category.  The portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMRSM Corp., FMRSM’s parent company.  FMRSM Corp. is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement, and employer administrative services.

Portfolio Manager Ownership of Securities

The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2008, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans:

Dollar Range of
Portfolio Manager	Fund Shares Owned

Tom Allen	None

ING Focus 5 Portfolio

Sub-Adviser

ING Investment Management Co.  (“ING IM”)

Other Managed Accounts

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2008:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)	Number of Accounts(1)	Total Assets (in billions)
Vincent Costa	52	$5,987,005,931	8	$534,393,327	25	$2,483,302,868

(1)          One account with assets of $41,130,725 is subject to performance fees.

From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the Portfolio and management of other accounts. These accounts may include, among others, mutual funds, separately managed advisory accounts, commingled trust accounts, insurance separate accounts, model portfolios used for wrap fee programs and hedge funds. Potential conflicts include, for example, conflicts among investment strategies, conflicts in the allocation of investment opportunities, or conflicts due to different fees. As part of its compliance program, ING IM has adopted policies and procedures that seek to address and minimize the effects of these conflicts.

While ING IM does not monitor the specific amount of time that a portfolio manager spends on a single account, senior personnel periodically review the performance of portfolio managers as well as periodically assess whether the portfolio manager has adequate resources to effectively manage the accounts assigned to that portfolio manager.

Portfolio managers make investment decisions for each account based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that account. Consequently, portfolio managers may recommend the purchase (or sale) of certain securities for one account and not another account.  Generally, however, accounts in a particular product strategy with similar objectives are managed similarly. While these accounts have many similarities, the investment performance of each account will be different primarily due to differences in guidelines, fees, expenses and cash flows.

A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Portfolio and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Portfolio and another account.

ING IM has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time. These policies and procedures address the allocation of limited investment opportunities, such as IPOs and the allocation of transactions across multiple accounts. Purchases of money market instruments and fixed-income securities cannot always be allocated pro rata across the accounts with the same investment strategy and objective. However, ING IM attempts to mitigate any potential unfairness by basing non pro rata allocations upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of ING IM so that fair and equitable allocation will occur over time.

A portfolio manager may manage an account which may have materially higher fee arrangements than the Portfolio and may also have a performance-based fee. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to the Portfolio. ING IM has adopted policies and procedures reasonably designed to allocate investment opportunities between such other accounts and the Portfolio on a fair and equitable basis over time.

Finally, a potential conflict of interest may arise because the investment mandates for certain other accounts, such as hedge funds, may allow extensive use of short sales, which, in theory, could allow them to enter into short positions in securities where other accounts hold long positions. ING IM has policies and procedures reasonably designed to limit and monitor short sales by the other accounts to avoid harm to the Portfolio.

Compensation Structure of Portfolio Managers

Compensation consists of (a) fixed base salary and (b) bonus, which is based on ING IM performance, one- and three-year pre-tax performance of mutual fund accounts the portfolio managers are primarily and jointly responsible for relative to peer universe performance and revenue growth of the funds they are responsible for.

Portfolio managers are also eligible to participate in an annual cash incentive plan. The overall design of the annual incentive plan was developed to tie pay to both performance and cash flows, structured in such a way as to drive performance and promote retention. As with base salary compensation, target awards are determined and set based on external market data. Investment performance is measured on both relative and absolute performance. ING IM has defined the comparative peer group (here, the Lipper International Multi-Cap Index) and set performance goals to appropriately reflect requirements for the investment team. The measures for the team are outlined on a “scorecard” that is reviewed on an annual basis. The scorecard measures investment performance versus a comparative peer group over the past calendar year and factors in year-to-date net cash flow (changes in the accounts’ net assets not attributable in the value of the accounts’ investments) for mutual fund accounts managed by the team.

Investment professionals’ performance measures for bonus determinations are weighted by 25% being attributable to the overall ING IM performance and 75% attributable to their specific team results (60% investment performance and 15% net cash flow).

Portfolio managers whose base salary compensation exceeds a particular threshold may participate in ING’s deferred compensation plan. The plan provides an opportunity to invest deferred amounts of compensation in mutual funds, ING stock or at an annual fixed interest rate. Deferral elections are done on an annual basis and the amount of compensation deferred is irrevocable.

Portfolio Manager Ownership of Securities

The following table shows the dollar range of shares of the Portfolio owned by each portfolio manager as of December 31, 2008, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans:

Dollar Range of
Portfolio Manager	Fund Shares Owned

Vincent Costa	None

ING Franklin Income Portfolio

Sub-Adviser

Franklin Advisers, Inc.  (“Franklin”)

Other Managed Accounts

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2008:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Charles B. Johnson	5	$44,469.6	2	$383.2	0	N/A
Edward D. Perks, CFA	11	$46,162.2	2	$383.2	0	N/A

None of the accounts have a performance-based fee.

Potential Conflicts of Interest

The management of multiple funds, including the Portfolio, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline.  Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Portfolio.  Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. The separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Portfolio may outperform the securities selected for the Portfolio. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Portfolio may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management.  As such, there may be an indirect relationship between a portfolio manager’s marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest.  While the funds and the manager have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The manager and the Portfolio have adopted certain compliance procedures that are designed to address these, and other, types of conflicts.  However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Compensation structure of Portfolio Managers

The manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals.  Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package.  Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:

Base salary.  Each portfolio manager is paid a base salary.

Annual bonus.  Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources, Inc. (“Franklin Resources”) stock (17.5% to 25%) and mutual fund shares (17.5% to 25%).  The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Franklin Resources and mutual funds advised by the manager.  The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Portfolio shareholders. The Chief Investment Officer of the manager and/or other officers of the manager, with responsibility for the Portfolio, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

•                  Investment performance.  Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager.  The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or the S&P 500® Index and the Barclays Capital® Government/Credit Bond Index as appropriate.

•                  Research Where the portfolio management team also has research responsibilities, each portfolio manager is evaluated on the number and performance of recommendations over time, productivity and quality of recommendations, and peer evaluation.

•                  Non-investment performance.  For senior portfolio managers, there is a qualitative evaluation based on leadership and the mentoring of staff.

•                  Responsibilities.  The characteristics and complexity of funds managed by the portfolio manager are factored in the manager’s appraisal.

Additional long-term equity-based compensation.  Portfolio managers may also be awarded restricted shares or units of Franklin Resources stock or restricted shares or units of one or more mutual funds, and options to purchase common shares of Franklin Resources stock. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the manager.

Portfolio Manager Ownership of Securities

The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2008, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans:

Dollar Range of
Portfolio Manager	Fund Shares Owned

Charles B. Johnson	None
Edward D. Perks	None

ING Franklin Mutual Shares Portfolio

Sub-Adviser

Franklin Mutual Advisers, LLC (“Franklin Mutual Advisers”)

Other Managed Accounts

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2008:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Peter Langerman	7	$18,664.2	3	$1,264.4	0	N/A
F. David Segal, CFA	5	$18,526.2	1	$(0.1)	0	N/A
Deborah A. Turner, CFA	5	$18,526.2	2	$27.3	0	N/A

None of the accounts have a performance-based fee.

Potential Conflicts of Interest

Portfolio managers that provide investment services to the Portfolio may also provide services to a variety of other investment products, including other funds, institutional accounts and private accounts.  The advisory fees for some of such other products and accounts may be different than that charged to the Portfolio and may include performance based compensation.  This may result in fees that are higher (or lower) than the advisory fees paid by the Portfolio. As a matter of policy, each fund or account is managed solely for the benefit of the beneficial owners thereof. As discussed below, the separation of the trading execution function from the portfolio management function and the application of objectively based trade allocation procedures help to mitigate potential conflicts of interest that may arise as a result of the portfolio managers managing accounts with different advisory fees.

Conflicts.  The management of multiple funds, including the Portfolio, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The manager seeks to manage such competing interests for the time and attention of the portfolio managers by having the portfolio managers focus on a particular investment discipline.  Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Portfolio.  Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. The separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Portfolio may outperform the securities selected for the Portfolio. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Portfolio may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management.  As such, there may be an indirect relationship between a portfolio manager’s marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest.  While the funds and the manager have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The manager and the Portfolio have adopted certain compliance procedures that are designed to address these, and other, types of conflicts.  However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Compensation structure of Portfolio Managers

The manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals.  Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package.  Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:

Base salary.  Each portfolio manager is paid a base salary.

Annual bonus.  Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%).  The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Franklin Resources and mutual funds advised by the manager.  The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Portfolio shareholders. The Chief Investment Officer of the manager and/or other officers of the manager, with responsibility for the Portfolio, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

•                  Investment performance.  Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager.  The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or the S&P 500® Index as appropriate.

•                  Non-investment performance.  The more qualitative contributions of a portfolio manager to the manager’s business and the investment management team, including business knowledge, contribution to team efforts, mentoring of junior staff, and contribution to the marketing of the Funds, are evaluated in determining the amount of any bonus award.

•                  Research.  Where the portfolio management team also has research responsibilities, each portfolio manager is evaluated on the number and performance of recommendations over time.

•      Responsibilities.  The characteristics and complexity of funds managed by the portfolio manager are factored in the manager’s appraisal.

Additional long-term equity-based compensation Portfolio managers may also be awarded restricted shares or units of Franklin Resources stock or restricted shares or units of one or more mutual funds, and options to purchase common shares of Franklin Resources stock. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the manager.

Peter Langerman, as the Chief Investment Officer of the Manager, may participate in a separate bonus opportunity that is linked to the achievement of certain objectives, such as team development, defining the research and investment management process and maintaining cost efficiencies.

Portfolio Manager Ownership of Securities

The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2008, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans:

Dollar Range of
Portfolio Manager	Fund Shares Owned

Peter Langeman	None
F. David Segal, CFA	None
Deborah A. Turner, CFA	None

ING Global Resources Portfolio

Sub-Adviser

ING Investment Management Co. (“ING IM”)

Other Managed Accounts

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2008:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts*	Total Assets
David Powers, CFA	4	$1,205,095,054	1	$20,783,626	0	$0
Christopher F. Corapi	4	$2,164,606,411	4	$58,518,920	0	$0

* There were no accounts for which advisory fee is based on performance.

Potential Conflicts of Interest

From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the Portfolio and management of other accounts. These accounts may include, among others, mutual funds, separately managed advisory accounts, commingled trust accounts, insurance separate accounts, model portfolios used for wrap fee programs and hedge funds. Potential conflicts include, for example, conflicts among investment strategies, conflicts in the allocation of investment opportunities, or conflicts due to different fees. As part of its compliance program, ING IM has adopted policies and procedures that seek to address and minimize the effects of these conflicts.

While ING IM does not monitor the specific amount of time that a portfolio manager spends on a single account, senior personnel periodically review the performance of portfolio managers as well as periodically assess whether the portfolio manager has adequate resources to effectively manage the accounts assigned to that portfolio manager.

Portfolio managers make investment decisions for each account based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that account. Consequently, portfolio managers may recommend the purchase (or sale) of certain securities for one account and not another account. Generally, however, accounts in a particular product strategy with similar objectives are managed similarly. While these accounts have many similarities, the investment performance of each account will be different primarily due to differences in guidelines, fees, expenses and cash flows.

A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Portfolio and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Portfolio and the other accounts to participate fully.  Similarly, there may be limited opportunity to sell an investment held by the Portfolio and another account.

ING IM has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.  These policies and procedures address the allocation of limited investment opportunities, such as IPOs and the allocation of transactions across multiple accounts.  Purchases of money market instruments and fixed-income securities cannot always be allocated pro rata across the accounts with the same investment strategy and objective. However, ING IM attempts to mitigate any potential unfairness by basing non pro rata allocations upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of ING IM so that fair and equitable allocation will occur over time.

A portfolio manager may manage an account which may have materially higher fee arrangements than the Portfolio and may also have a performance-based fee.  Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to the Portfolio. ING IM has adopted policies and procedures reasonably designed to allocate investment opportunities between such other accounts and the Portfolio on a fair and equitable basis over time.

Finally, a potential conflict of interest may arise because the investment mandates for certain other accounts, such hedge funds, may allow extensive use of short sales, which, in theory, could allow them to enter into short positions in securities where other accounts hold long positions.  ING IM has policies and procedures reasonably designed to limit and monitor short sales by the other accounts to avoid harm to the Portfolios.

Compensation Structures of Portfolio Managers

Compensation consists of (a) fixed base salary and (b) bonus, which is based on ING IM performance, one and three year pre-tax performance of mutual fund accounts the portfolio managers are primarily and jointly responsible for relative to peer universe performance and revenue growth of the funds they are responsible for.

Portfolio managers are also eligible to participate in an annual cash incentive plan.  The overall design of the annual incentive plan was developed to tie pay to both performance and cash flows, structured in such a way as to drive performance and promote retention.  As with base salary compensation, target awards are determined and set based on external market data.  Investment performance is measured on both relative and absolute performance.  ING IM has defined the comparative peer group (here, the Lipper International Multi-Cap Index) and set performance goals to appropriately reflect requirements for the investment team. The measures for the team are outlined on a “scorecard” that is reviewed on an annual basis. The scorecard measures investment performance versus a comparative peer group over the past calendar year and factors in year-to-date net cash flow (changes in the accounts’ net assets not attributable in the value of the accounts’ investments) for mutual fund accounts managed by the team.

Investment professionals’ performance measures for bonus determinations are weighted by 25% being attributable to the overall ING IM performance and 75% attributable to their specific team results (60% investment performance and 15% net cash flow).

Portfolio managers whose base salary compensation exceeds a particular threshold may participate in ING’s deferred compensation plan.  The plan provides an opportunity to invest deferred amounts of compensation in mutual funds, ING stock or at an annual fixed interest rate.  Deferral elections are done on an annual basis and the amount of compensation deferred is irrevocable.

Portfolio Manager Ownership of Securities

The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2008, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans:

Dollar Range of
Portfolio Manager	Fund Shares Owned

David Powers	None
Christopher F. Corapi	None

ING Goldman Sachs Commodity Strategy Portfolio

Sub-Adviser

Goldman Sachs Asset Management, L.P. (“GSAM”)

Other Managed Accounts

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2008:

	Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts		Total Assets	Number of Accounts		Total Assets
Jonathan Beinner	43	$18,408,924,253	64	(1)	$20,926,751,220	1996	(2)	$153,066,263,803
Tom Kenny	43	$18,408,924,253	64	(1)	$20,926,751,220	1996	(2)	$153,066,263,803
James B. Clark	24	$7,106,913,196	21	(1)	$4,718,400,041	309	(3)	$76,272,070,550
Michael Johnson	2	$415,335,972	2	(4)	$48,341,691	10		$332,871,385
Stephen Lucas	2	$415,335,972	2	(4)	$48,341,691	10		$332,871,385

(1)	10 of these accounts with total assets of $2,638,374,117 have a performance-based fee.
(2)	82 of these accounts with total assets of $22,882,566,943 have a performance-based fee.
(3)	27 of these accounts with total assets of $8,810,386,664 have a performance-based fee.
(4)	1 of these accounts with total assets of $1,189,725,154 has a performance-based fee.

Potential Conflicts of Interest

GSAM’s portfolio managers are often responsible for managing one or more funds as well as other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered hedge funds. A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Portfolio and may also have a performance-based fee. The side-by-side management of these funds may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades.

GSAM has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. The Investment Adviser seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, GSAM has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, GSAM and the Portfolio have adopted policies limiting the circumstances under which cross-trades may be affected between the Portfolio and another client account. GSAM conducts periodic reviews of trades for consistency with these policies. For more information about conflicts of interests that may arise in connection with the portfolio managers’ management of the Portfolio’s investments and the investments of other accounts, see Part II of GSAM’s ADV.

Compensation Structure of Portfolio Managers

GSAM and the Commodity Strategy team’s (“Team”) compensation packages for its portfolio managers are comprised of a base salary and performance bonus. The performance bonus is a function of each portfolio manager’s individual performance; the Team’s total revenues for the past year which is derived from advisory fees; his or her contribution to the overall performance of the strategy; the performance of GSAM; the profitability of Goldman, Sachs & Co.; and anticipated compensation levels among competitor firms. Portfolio managers are rewarded for their ability to outperform a benchmark while managing risk exposure. An individual portfolio manager’s compensation depends on his or her contribution to the Team’s strategy as well as his or her ability to work as a member of the Team.

The performance bonus for portfolio managers is significantly influenced by the following criteria: (i) overall portfolio performance; (ii) consistency of performance across accounts with similar profiles; (iii) compliance with risk budgets; and (iv) communication with other portfolio managers within the research process. In addition, the following factors involving the overall performance of the Team are also considered when the amount of performance bonus is determined: (i) whether the Team’s performance exceeded performance benchmark over a three-year period; (ii) whether the Team performed consistently with objectives and client commitments; and (iii) whether the Team achieved top tier rankings and ratings. The benchmark for the Goldman Sachs Commodity Strategy Portfolio is the Dow Jones — AIG Commodity Index Total Return.

Other Compensation — All Teams.  In addition to base salary and performance bonus, GSAM has a number of additional benefits/deferred compensation programs for all portfolio managers in place including (i) a 401(k) program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; (ii) a profit sharing program to which Goldman, Sachs & Co. makes a pretax contribution; and (iii) investment opportunity programs in which certain professionals are eligible to participate subject to certain net worth requirements.  Portfolio managers may also receive grants of restricted stock units and/or stock options as part of their compensation.

Certain GSAM portfolio managers may also participate in the firm’s Partner Compensation Plan, which covers many of the firm’s senior executives.  In general, under the Partner Compensation Plan, participants receive a base salary and a bonus (which may be paid in cash or in the form of an equity-based award) that is linked to Goldman Sachs Group’s overall financial performance.

Portfolio Manager Ownership of Securities

The following table shows the dollar range of shares of the Portfolio owned by each portfolio manager as of December 31, 2008, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans:

Dollar Range of
Portfolio Manager	Fund Shares Owned

Jonathan Beinner	None
Tom Kenny	None
James B. Clark	None
Michael Johnson	None
Stephen Lucas	None

ING Growth and Income Portfolio II

Sub-Adviser

ING Investment Management Co. (“ING IM”)

Other Managed Accounts

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2008:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billion)	Number of Accounts(1)	Total Assets (in billions)
Christopher F. Corapi	4	$2,164,606,411	4	$58,518,920	0	$0
Michael Pytosh	1	$1,914,818,847	0	$0	0	$0

(1) None of these accounts have a performance-based fee.

Potential Conflicts of Interest

From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the Portfolio and management of other accounts. These accounts may include, among others, mutual funds, separately managed advisory accounts, commingled trust accounts, insurance separate accounts, model portfolios used for wrap fee programs and hedge funds. Potential conflicts include, for example, conflicts among investment strategies, conflicts in the allocation of investment opportunities, or conflicts due to different fees. As part of its compliance program, ING IM has adopted policies and procedures that seek to address and minimize the effects of these conflicts.

While ING IM does not monitor the specific amount of time that a portfolio manager spends on a single account, senior personnel periodically review the performance of portfolio managers as well as periodically assess whether the portfolio manager has adequate resources to effectively manage the accounts assigned to that portfolio manager.

Portfolio manager make investment decisions for each account based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that account. Consequently, portfolio managers may recommend the purchase (or sale) of certain securities for one account and not another account. Generally, however, accounts in a particular product strategy with similar objectives are managed similarly. While these accounts have many similarities, the investment performance of each account will be different primarily due to differences in guidelines, fees, expenses and cash flows.

A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Portfolio and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Portfolio and the other accounts to participate fully.  Similarly, there may be limited opportunity to sell an investment held by the Portfolio and another account.

ING IM has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.  These policies and procedures address the allocation of limited investment opportunities, such as IPOs and the allocation of transactions across multiple accounts.  Purchases of money market instruments and fixed-income securities cannot always be allocated pro rata across the accounts with the same investment strategy and objective. However, ING IM attempts to mitigate any potential unfairness by basing non pro rata allocations upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of ING IM so that fair and equitable allocation will occur over time.

A portfolio manager may manage an account which may have materially higher fee arrangements than the Portfolio and may also have a performance-based fee.  Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to the Portfolio. ING IM has adopted policies and procedures reasonably designed to allocate investment opportunities between such other accounts and the Portfolio on a fair and equitable basis over time.

Finally, a potential conflict of interest may arise because the investment mandates for certain other accounts, such as hedge funds, may allow extensive use of short sales, which, in theory, could allow them to enter into short positions in securities where other accounts hold long positions.  ING IM has policies and procedures reasonably designed to limit and monitor short sales by the other accounts to avoid harm to the Portfolios.

Compensation Structure of Portfolio Managers

Compensation consists of (a) fixed base salary and (b) bonus, which is based on ING IM performance, one and three year pre-tax performance of mutual fund accounts the portfolio managers are primarily and jointly responsible for relative to peer universe performance and revenue growth of the funds they are responsible for.

Portfolio manager is also eligible to participate in an annual cash incentive plan.  The overall design of the annual incentive plan was developed to tie pay to both performance and cash flows, structured in such a way as to drive performance and promote retention.  As with base salary compensation, target awards are determined and set based on external market data.  Investment performance is measured on both relative and absolute performance.  ING IM has defined the comparative peer group and set performance goals to appropriately reflect requirements for the investment team. The measures for the team are outlined on a “scorecard” that is reviewed on an annual basis. The scorecard measures investment performance versus a comparative peer group over the past calendar year and factors in year-to-date net cash flow (changes in the accounts’ net assets not attributable in the value of the accounts’ investments) for mutual fund accounts managed by the team.

Investment professionals’ performance measures for bonus determinations are weighted by 25% being attributable to the overall ING IM performance and 75% attributable to their specific team results (60% investment performance and 15% net cash flow).

Portfolio managers whose base salary compensation exceeds a particular threshold may participate in ING’s deferred compensation plan.  The plan provides an opportunity to invest deferred amounts of compensation in mutual funds, ING stock or at an annual fixed interest rate.  Deferral elections are done on an annual basis and the amount of compensation deferred is irrevocable.

Portfolio Manager Ownership of Securities

The following table shows the dollar range of shares of the Portfolio owned by each portfolio manager as of December 31, 2008, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans:

Dollar Range of
Portfolio Manager	Fund Shares Owned

Christopher F. Corapi	None
Michael Pytosh	None

ING Index Plus International Equity Portfolio

Sub-Adviser

ING Investment Management Advisers, B.V. (“IIMA”)

Other Managed Accounts

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2008:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Carl Ghielen	3	$398	2	$92	0	$0
Martin Jansen	3	$398	2	$92	0	$0
Tjeert Keijzer	3	$398	0	$0	0	$0

None of the accounts managed are subject to performance fees.

Potential Conflicts of Interest

IIMA’s investment teams are responsible for managing and executing trades on behalf of multiple clients including other registered funds, legal entities, other accounts including proprietary accounts, separate accounts and other pooled investment vehicles.  An investment team may manage a portfolio or separate account, which may have materially higher fee arrangements than the Fund and may also have a performance based fee.  The management of multiple Funds and/or other accounts may raise potential conflicts of interest relating to the allocation of investment opportunities and the aggregation and allocation of trades.  IIMA has adopted compliance procedures which are reasonably designed to address these types of conflicts.

Compensation Structure of Portfolio Managers

Within INGIM Europe, the portfolio managers’ compensation typically consists of a base salary and a bonus which is based on INGIM Europe’s (IIMA is one of the legal entities of INGIM Europe) performance as well as 1 year and 3 year pre-tax performance of the accounts the portfolio managers are primarily and jointly responsible for relative to the MSCI EAFE® Net (USD) Index performance. In addition, the portfolio managers may be offered long-term equity awards, such as stocks and/or stock options, which are tied to the performance of the Sub-Adviser’s parent company, ING Groep.

Portfolio managers are eligible to participate in an annual incentive plan. The overall design of the INGIM Europe annual incentive plan was developed to closely tie compensation to performance, structured in such a way as to drive performance and promote retention of top talent. As with base salary compensation, individual target awards are determined and set based on external market data and internal comparators. INGIM Europe has defined indices and set performance goals to appropriately reflect requirements for each investment team. The measures for each team are outlined on a “scorecard” that is reviewed on an annual basis. These scorecards reflect a comprehensive approach to measuring investment performance versus the MSCI EAFE® Net (USD) Index over a one year period. The results for overall INGIM Europe scorecards are calculated on an asset weighted performance basis of the individual team scorecards.

Investment professionals’ performance measures for bonus determinations are typically weighted by 20% being attributable to the overall INGIM Europe performance and 80% attributable to their specific team results.

The portfolio managers participate in ING’s Pension, Retirement plans, which are available to almost all salaried employees in the firm.

Portfolio Manager Ownership of Securities

The following table shows the dollar range of shares of the Portfolio owned by each portfolio manager as of December 31, 2008, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans:

Dollar Range of
Portfolio Manager	Fund Shares Owned

Carl Ghielen	None
Martin Jansen	None
Tjeert Keijzer	None

ING International Growth Opportunities Portfolio

Sub-Adviser

ING Investment Management Co. (“ING IM”)

Other Managed Accounts

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2008:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Uri Landesman	5	$729,401,607	4	$89,930,702	34	$1,371,526,687

There were no accounts for which advisory fee is based on performance.

Potential Conflicts of Interest

From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the Portfolio and management of other accounts. These accounts may include, among others, mutual funds, separately managed advisory accounts, commingled trust accounts, insurance separate accounts, model portfolios used for wrap fee programs and hedge funds. Potential conflicts include, for example, conflicts among investment strategies, conflicts in the allocation of investment opportunities, or conflicts due to different fees. As part of its compliance program, ING IM has adopted policies and procedures that seek to address and minimize the effects of these conflicts.

While ING IM does not monitor the specific amount of time that a portfolio manager spends on a single account, senior personnel periodically review the performance of portfolio managers as well as periodically assess whether the portfolio manager has adequate resources to effectively manage the accounts assigned to that portfolio manager.

Portfolio managers make investment decisions for each account based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that account. Consequently, portfolio managers may recommend the purchase (or sale) of certain securities for one account and not another account. Generally, however, accounts in a particular product strategy with similar objectives are managed similarly. While these accounts have many similarities, the investment performance of each account will be different primarily due to differences in guidelines, fees, expenses and cash flows.

A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Portfolio and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Portfolio and the other accounts to participate fully.  Similarly, there may be limited opportunity to sell an investment held by the Portfolio and another account.

ING IM has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.  These policies and procedures address the allocation of limited investment opportunities, such as IPOs and the allocation of transactions across multiple accounts.  Purchases of money market instruments and fixed-income securities cannot always be allocated pro rata across the accounts with the same investment strategy and objective. However, ING IM attempts to mitigate any potential unfairness by basing non pro rata allocations upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of ING IM so that fair and equitable allocation will occur over time.

A portfolio manager may manage an account which may have materially higher fee arrangements than the Portfolio and may also have a performance-based fee.  Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to the Portfolio. ING IM has adopted policies and procedures reasonably designed to allocate investment opportunities between such other accounts and the Portfolio on a fair and equitable basis over time.

Finally, a potential conflict of interest may arise because the investment mandates for certain other accounts, such hedge funds, may allow extensive use of short sales, which, in theory, could allow them to enter into short positions in securities where other accounts hold long positions.  ING IM has policies and procedures reasonably designed to limit and monitor short sales by the other accounts to avoid harm to the Portfolios.

Compensation Structure of Portfolio Managers

Compensation consists of (a) fixed base salary and (b) bonus, which is based on ING IM performance, one and three year pre-tax performance of mutual fund accounts the portfolio managers are primarily and jointly responsible for relative to peer universe performance and revenue growth of the funds they are responsible for.

Portfolio managers are also eligible to participate in an annual cash incentive plan.  The overall design of the annual incentive plan was developed to tie pay to both performance and cash flows, structured in such a way as to drive performance and promote retention.  As with base salary compensation, target awards are determined and set based on external market data.  Investment performance is measured on both relative and absolute performance.  ING IM has defined the comparative peer group (here, the MSCI EAFE® Index) and set performance goals to appropriately reflect requirements for the investment team. The measures for the team are outlined on a “scorecard” that is reviewed on an annual basis. The scorecard measures investment performance versus a comparative peer group over the past calendar year and factors in year-to-date net cash flow (changes in the accounts’ net assets not attributable in the value of the accounts’ investments) for mutual fund accounts managed by the team.

Investment professionals’ performance measures for bonus determinations are weighted by 25% being attributable to the overall ING IM performance and 75% attributable to their specific team results (60% investment performance and 15% net cash flow).

Portfolio managers whose base salary compensation exceeds a particular threshold may participate in ING’s deferred compensation plan.  The plan provides an opportunity to invest deferred amounts of compensation in mutual funds, ING stock or at an annual fixed interest rate.  Deferral elections are done on an annual basis and the amount of compensation deferred is irrevocable.

Portfolio Manager Ownership of Securities

The following table shows the dollar range of shares of the Portfolio owned by each portfolio manager as of December 31, 2008, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans:

Dollar Range of
Portfolio Manager	Fund Shares Owned

Uri Landesman	None

ING Janus Contrarian Portfolio

Sub-Adviser

Janus Capital Management LLC (“Janus Capital”)

Other Managed Accounts

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2008.  To the extent that any of the accounts pay advisory fees based on account performance, information on those accounts is separately listed.

	Registered Investment Companies			Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts		Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
David C. Decker, CFA	5	(1)	$4,210,049,521	1	$10,129,530	8	$337,830,544

(1)   2 of the accounts included in the total, consisting of $3,596,599,734 of the total assets, have performance-based advisory fee.

Potential Conflicts of Interest

As shown in the table above, the portfolio manager may manage other accounts with investment strategies similar to the Portfolio. Those other accounts may include other Janus funds, private-label mutual funds for which Janus Capital serves as subadviser, and separately managed accounts. Fees earned by Janus Capital may vary among these accounts, the portfolio manager may personally invest in some but not all of these accounts and certain of these accounts may have a greater impact on his compensation than others. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in the potential for other accounts outperforming the Portfolio. A conflict may also exist if a portfolio manager identifies a limited investment opportunity that may be appropriate for more than one account, but the Portfolio is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio manager may execute transactions for another account that may adversely impact the value of securities held by the Portfolio. However, Janus Capital believes that these conflicts may be mitigated to a certain extent by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to a variety of exceptions, for example, to account for particular investment restrictions or policies applicable only to certain accounts, certain portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors. In addition, Janus Capital has adopted trade allocation procedures that govern allocation of securities among various Janus accounts.

Compensation Structure of Portfolio Manager

The following describes the structure and method of calculating the portfolio manager’s compensation as of December 31, 2008.

The portfolio manager and if applicable, co-portfolio manager (“portfolio manager”) is compensated for managing the Portfolio and any other funds, portfolios or accounts for which he has exclusive or shared responsibilities (collectively, the “Managed Funds”) through two components: fixed compensation and variable compensation.

Fixed Compensation.  Fixed compensation is paid in cash and is comprised of an annual base salary established based on factors such as the complexity of managing funds and other accounts and scope of responsibility (including assets under management).

Variable Compensation.  Variable compensation is paid in the form of cash and long-term incentive awards (consisting of a mixture of Janus Capital Group Inc. (“JCGI”) restricted stock, stock options, and cash deferred award that is credited with income, gains, and losses based on the performance of Janus mutual fund investmens selected by the portgolio manager). Variable compensation is calculated based on pre-tax performance of the Managed Funds.

Variable compensation is structured to pay the portfolio manager primarily on the Managed Funds performance, with additional discretionary compensation available from one or more bonus pools as discussed below.

Aggregate compensation derived from the Managed Funds’ performance is calculated based upon a percentage of the total revenue received on the Managed Funds adjusted to reflect the actual performance of such Managed Funds.  Actual performance is calculated based on the Manged Funds’ aggregate asset-weighted Lipper peer group performance ranking on a one-, three-, and five-year rolling period basis with a predominant weighting on the Managed Funds’ performance in the three- and five-year periods.  The compensation determined from the Managed Funds’ performance is then allocated to the respective portfolio manager(s).

The portfolio manager is also eligible to participate in a portfolio manager discretionary bonus pool.  The size of the portfolio manager bonus pool fluctuates depending on both the revenue derived from firm-wide managed assets (excluding assets managed by subadvisers) and the investment performance of such firm-wide managed assets.  Compensation from the portfolio manager bonus pool is then allocated among the eligible respective participants at the discretion of Janus Capital based upon, among other things: (i) teamwork and support of team culture; (ii) mentoring of analysts; (iii) contributions to the sales process; and (iv) client relationships.

The portfolio manager may elect to defer payment of a designated percentage of his fixed compensation and/or up to all of his variable compensation in accordance with the JCGI’s Deferral Program.

The Portfolio’s Lipper peer group for compensation purposes is the Multi-Cap Core Funds.

Portfolio Manager Ownership of Securities

The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2008, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans:

Dollar Range of
Portfolio Manager	Fund Shares Owned

David Decker	None

ING JPMorgan Emerging Markets Equity Portfolio

Sub-Adviser

J.P. Morgan Investment Management Inc. (“JPMorgan”)

Other Managed Accounts

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2008:

	Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)		Number of Accounts	Total Assets (in millions)
Austin Forey	1	$348.9	9	$4,843.4	(1)	4	$881.4	(2)
Ashraf el Ansary	1	$348.9	1	$6.7		0	$0
Greg Mattiko, CFA	1	$348.9	1	$118.5		1	$113.4
Luke Richdale	1	$348.9	7	$649		1	$61.8
Richard Titherington	1	$348.9	7	$1,232.1		0	$0

(1) 1 account with $545 million in assets under management receives a performance-based fee.

(2) 1 account with $42.9 million in assets under management receive a performance-based fee.

Potential Conflicts of Interest

The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the Portfolio (“Similar Accounts”). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

Responsibility for managing JPMorgan’s clients’ portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest.

JPMorgan may receive more compensation with respect to Similar Accounts than that received with respect to the Portfolio or may receive compensation based in part on the performance of Similar Accounts. This may create a potential conflict of interest for JPMorgan or its portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, JPMorgan could be viewed as having a conflict of interest to the extent that JPMorgan or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in JPMorgan’s employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as

JPMorgan may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. JPMorgan may be perceived as causing accounts it manages to participate in an offering to increase JPMorgan’s overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If JPMorgan manages accounts that engage in short sales of securities of the type in which the Portfolio invests, JPMorgan could be seen as harming the performance of the Portfolio for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

JPMorgan has policies and procedures designed to manage these conflicts described above such as allocation of investment opportunities to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:

Orders for the same equity security are aggregated on a continual basis throughout each trading day consistent with JPMorgan’s duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transactions or custody costs, JPMorgan may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.

Purchases of money market instruments and fixed-income securities cannot always be allocated pro rata across the accounts with the same investment strategy and objective. However, JPMorgan attempts to mitigate any potential unfairness by basing non pro rata allocations upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of JPMorgan so that fair and equitable allocation will occur over time.

Compensation Structure of Portfolio Managers

JPMorgan’s portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and may include mandatory national investments (as described below) in selected mutual funds advised by JPMorgan’s business as a whole.

Each portfolio manager’s performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients’ risk and return objectives, relative performance to competitors or to the MSCI Emerging Markets Index and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager’s performance with respect to the mutual funds he or she manages, the funds’ pre-tax performance is compared to the appropriate market peer group and to the MSCI Emerging Markets Index, the fund’s benchmark index listed in the fund’s prospectus, over one, three and five year periods (or such shorter time as the portfolio manager has managed the fund). Investment performance is generally more heavily weighted to the long term.

Awards of restricted stock are granted as part of an employee’s annual performance bonus and comprise from 0% to 35% of a portfolio manager’s total bonus. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Up to 50% of the restricted stock portion of a portfolio manager’s bonus may instead be subject to mandatory notional investment in selected mutual funds advised by JPMorgan or its affiliate. When these awards vest over time, the portfolio manager receives cash equal to the market value of the notional investment in the selected mutual funds.

Portfolio Manager Ownership of Securities

The following table shows the dollar range of shares of the Portfolio owned by each portfolio manager as of December 31, 2008, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans:

Dollar Range of
Portfolio Manager	Fund Shares Owned

Austin Forey	None
Ashraf el Ansary	None
Greg Mattiko, CFA	None
Luke Richdale	None
Richard Titherington	None

ING JPMorgan Small Cap Core Equity Portfolio

Sub-Adviser

J.P. Morgan Investment Management Inc. (“JPMorgan”)

Other Managed Accounts

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2008:

	Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)		Number of Accounts	Total Assets (in millions)
Christopher T. Blum	21	$5,264	12	$2,060	(1)	8	$246.7	(2)
Dennis S. Ruhl	15	$2,257	5	$288.8	(1)	8	$246.7	(2)
Glenn Gawronski	1	$910.8	3	$121.2		1	$17.1

(1) 1 account with $10.7 million in assets under management receives a performance-based fee.

(2) 2 accounts with $56.4 million in assets under management receives a performance-based fee.

Potential Conflicts of Interest

The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the Portfolio (“Similar Accounts”). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

Responsibility for managing JPMorgan’s clients’ portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios, which minimize the potential for conflicts of interest.

JPMorgan may receive more compensation with respect to Similar Accounts than that received with respect to the Portfolio or may receive compensation based in part on the performance of Similar Accounts. This may create a potential conflict of interest for JPMorgan or its portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, JPMorgan could be viewed as having a conflict of interest to the extent that JPMorgan or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in JPMorgan’s employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as JPMorgan may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. JPMorgan may be perceived as causing accounts it manages to participate in an offering to increase JPMorgan’s overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If JPMorgan manages accounts that engage in short sales of securities of the type in which the Portfolio invests, JPMorgan could be seen as harming the performance of the Portfolio for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

JPMorgan has policies and procedures designed to manage these conflicts described above such as allocation of investment opportunities to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:

Orders for the same equity security are aggregated on a continual basis throughout each trading day consistent with JPMorgan’s duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transactions or custody costs, JPMorgan may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.

Purchases of money market instruments and fixed-income securities cannot always be allocated pro rata across the accounts with the same investment strategy and objective.  However, JPMorgan attempts to mitigate any potential unfairness by basing non pro rata allocations upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of JPMorgan so that fair and equitable allocation will occur over time.

Compensation Structure of Portfolio Mangers

JPMorgan’s portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and may include mandatory national investments (as described below) in selected mutual funds advised by JPMorgan’s business as a whole.

Each portfolio manager’s performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients’ risk and return objectives, relative performance to competitors or the Russell 2000 Index and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager’s performance with respect to the mutual funds he or she manages, the funds’ pre-tax performance is compared to the appropriate market peer group and to the Russell 2000 Index, the fund’s benchmark index listed in the fund’s prospectus, over one, three and five year periods (or such shorter time as the portfolio manager has managed the fund). Investment performance is generally more heavily weighted to the long term.

Awards of restricted stock are granted as part of an employee’s annual performance bonus and comprise from 0% to 35% of a portfolio manager’s total bonus. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Up to 50% of the restricted stock portion of a portfolio manager’s bonus may instead be subject to mandatory notional investment in selected mutual funds advised by JPMorgan or its affiliate. When these awards vest over time, the portfolio manager receives cash equal to the market value of the notional investment in the selected mutual funds.

Portfolio Manager Ownership of Securities

The following table shows the dollar range of shares of the Portfolio owned by each portfolio manager as of December 31, 2008, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans:

Dollar Range of
Portfolio Manager	Fund Shares Owned

Chris T. Blum	None
Dennis Ruhl	None
Glenn Gawronski	None

ING JPMorgan Value Opportunities Portfolio

Sub-Adviser

J.P. Morgan Investment Management Inc. (“JPMorgan”)

Other Managed Accounts

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2008:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Alan H. Gutmann	3	$1,128.1	2	$117.9	5	$60.9
Kelly Miller	0	$0	2	$118	4	$61

None of the accounts managed are subject to performance fees.

Potential Conflicts of Interest

The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the Portfolio (“Similar Accounts”). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

Responsibility for managing JPMorgan’s clients’ portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest.

JPMorgan may receive more compensation with respect to Similar Accounts than that received with respect to the Portfolio or may receive compensation based in part on the performance of Similar Accounts. This may create a potential conflict of interest for JPMorgan or its portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, JPMorgan could be viewed as having a conflict of interest to the extent that JPMorgan or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in JPMorgan’s employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as JPMorgan may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. JPMorgan may be perceived as causing accounts it manages to participate in an offering to increase JPMorgan’s overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If JPMorgan manages accounts that engage in short sales of securities of the type in which the Portfolio invests, JPMorgan could be seen as harming the performance of the Portfolio for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

JPMorgan has policies and procedures designed to manage these conflicts described above such as allocation of investment opportunities to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:

Orders for the same equity security are aggregated on a continual basis throughout each trading day consistent with JPMorgan’s duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transactions or custody costs, JPMorgan may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.

Purchases of money market instruments and fixed-income securities cannot always be allocated pro rata across the accounts with the same investment strategy and objective. However, JPMorgan attempts to mitigate any potential unfairness by basing non pro rata allocations upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of JPMorgan so that fair and equitable allocation will occur over time.

Compensation Structure of Portfolio Managers

JPMorgan’s portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and may include mandatory national investments (as described below) in selected mutual funds advised by JPMorgan’s business as a whole.

Each portfolio manager’s performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients’ risk and return objectives, relative performance to competitors or the Russell 1000 Value Index and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager’s performance with respect to the mutual funds he or she manages, the funds’ pre-tax performance is compared to the appropriate market peer group and to the Russell 1000 Value Index, the fund’s benchmark index listed in the fund’s prospectus, over one, three and five year periods (or such shorter time as the portfolio manager has managed the fund). Investment performance is generally more heavily weighted to the long term.

Awards of restricted stock are granted as part of an employee’s annual performance bonus and comprise from 0% to 35% of a portfolio manager’s total bonus. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Up to 50% of the restricted stock portion of a portfolio manager’s bonus may instead be subject to mandatory notional investment in selected mutual funds advised by JPMorgan or its affiliate. When these awards vest over time, the portfolio manager receives cash equal to the market value of the notional investment in the selected mutual funds.

Portfolio Manager Ownership of Securities

The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2008, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans:

Dollar Range of
Portfolio Manager	Fund Shares Owned

Alan H. Gutmann	None
Kelly Miller	None

ING Limited Maturity Bond Portfolio

Sub-Adviser

ING Investment Management Co (“ING IM”)

Other Managed Accounts

The following table shows the number of accounts and total assets in the accounts managed by each portfolio manager as of December 31, 2008:

	Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in billions)	Number of Accounts		Total Assets (in billions)	Number of Accounts	Total Assets (in billions)
Chris Diaz	26	$6,087,122,251	18		$2,661,442,668	55	$14,794,713,698
Peter Guan	3	$4,447,524,885	0		$0	20	$29,613,238,407
Christine Hurtsellers	24	$5,960,960,348	18	*	$3,031,152,408	67	$90,155,611,725
Mike Hyman	24	$5,960,960,348	16	*	$2,497,686,690	60	$32,239,855,503

*1 account with $113,188,268 in assets under management receives a performance-based fee.

Potential Conflicts of Interest

From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the Portfolio and management of other accounts. These accounts may include, among others, mutual funds, separately managed advisory accounts, commingled trust accounts, insurance separate accounts, model portfolios used for wrap fee programs and hedge funds. Potential conflicts include, for example, conflicts among investment strategies, conflicts in the allocation of investment opportunities, or conflicts due to different fees. As part of its compliance program, ING IM has adopted policies and procedures that seek to address and minimize the effects of these conflicts.

While ING IM does not monitor the specific amount of time that a portfolio manager spends on a single account, senior personnel periodically review the performance of portfolio managers as well as periodically assess whether the portfolio manager has adequate resources to effectively manage the accounts assigned to that portfolio manager.

Portfolio managers make investment decisions for each account based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that account. Consequently, portfolio managers may recommend the purchase (or sale) of certain securities for one account and not another account. Generally, however, accounts in a particular product strategy with similar objectives are managed similarly. While these accounts have many similarities, the investment performance of each account will be different primarily due to differences in guidelines, fees, expenses and cash flows.

A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Portfolio and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Portfolio and the other accounts to participate fully.  Similarly, there may be limited opportunity to sell an investment held by the Portfolio and another account.

ING IM has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.  These policies and procedures address the allocation of limited investment opportunities, such as IPOs and the allocation of transactions across multiple accounts.  Purchases of money market instruments and fixed-income securities cannot always be allocated pro rata across the accounts with the same investment strategy and objective. However, ING IM attempts to mitigate any potential unfairness by basing non pro rata allocations upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of ING IM so that fair and equitable allocation will occur over time.

A portfolio manager may manage an account which may have materially higher fee arrangements than the Portfolio and may also have a performance-based fee.  Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to the Portfolio. ING IM has adopted policies and procedures reasonably designed to allocate investment opportunities between such other accounts and the Portfolio on a fair and equitable basis over time.

Finally, a potential conflict of interest may arise because the investment mandates for certain other accounts, such hedge funds, may allow extensive use of short sales, which, in theory, could allow them to enter into short positions in securities where other accounts hold long positions.  ING IM has policies and procedures reasonably designed to limit and monitor short sales by the other accounts to avoid harm to the Portfolios.

Compensation Structure of Portfolio Mangers

Compensation consists of (a) fixed base salary; (b) bonus which is based on ING IM performance, one and three year pre-tax performance of the accounts the portfolio managers are primarily and jointly responsible for relative to account benchmarks and peer universe performance, and revenue growth of the accounts they are responsible for; and (c) long-term equity awards tied to the performance of our parent company, ING Groep.

Portfolio managers are also eligible to participate in an annual cash incentive plan.  The overall design of the ING IM annual incentive plan was developed to closely tie pay to performance, structured in such a way as to drive performance and promote retention of top talent.  As with base salary compensation, individual target awards are determined and set based on external market data and internal comparators.  Investment performance is measured on both relative and absolute performance in all areas.  ING IM has defined indices and, where applicable, peer groups including but not limited to the Barclays Capital 1-3 Year Government/Credit Bond Index and set performance goals to appropriately reflect requirements for each investment team.  The measures for each team are outlined on a “scorecard” that is reviewed on an annual basis.  These scorecards reflect a comprehensive approach to measuring investment performance versus both benchmarks and peer groups over one and three year periods and year-to-date net cash flow (changes in the accounts’ net assets not attributable in the value of the accounts’ investments) for all accounts managed by the team.  The results for overall IIM scorecards are calculated on an asset weighted performance basis of the individual team scorecards.

Investment professionals’ performance measures for bonus determinations are weighted by 25% being attributable to the overall ING IM performance and 75% attributable to their specific team results (60% investment performance and 15% net cash flow).

Based on job function, internal comparators and external market data, portfolio managers participate in the ING Long-Term Incentive Plan.  Plan awards are based on the current year’s performance as defined by the ING IM component of the annual incentive plan.  The awards vest in three years and are paid in a combination of ING restricted stock, stock options and restricted performance units.

Portfolio managers whose base salary compensation exceeds a particular threshold may participate in ING’s deferred compensation plan.  The plan provides an opportunity to invest deferred amounts of compensation in mutual funds, ING stock or at an annual fixed interest rate.  Deferral elections are done on an annual basis and the amount of compensation deferred is irrevocable.

Portfolio Manager Ownership of Securities

The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2008, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans:

Dollar Range of
Portfolio Manager	Fund Shares Owned

Chris Diaz	None
Peter Guan	None
Christine Hurtsellers	None
Mike Hyman	None

ING Liquid Assets Portfolio

Sub-Adviser

ING Investment Management Co. (“ING IM”)

Other Managed Accounts

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2008:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
David S. Yealy	8	$7,098,196,209	3	$69,476,100	0	$0

None of the accounts managed are subject to performance fees.

Potential Conflicts of Interest

From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the Portfolio and management of other accounts. These accounts may include, among others, mutual funds, separately managed advisory accounts, commingled trust accounts, insurance separate accounts, model portfolios used for wrap fee programs and hedge funds. Potential conflicts include, for example, conflicts among investment strategies, conflicts in the allocation of investment opportunities, or conflicts due to different fees. As part of its compliance program, ING IM has adopted policies and procedures that seek to address and minimize the effects of these conflicts.

While ING IM does not monitor the specific amount of time that a portfolio manager spends on a single account, senior personnel periodically review the performance of portfolio managers as well as periodically assess whether the portfolio manager has adequate resources to effectively manage the accounts assigned to that portfolio manager.

Portfolio managers make investment decisions for each account based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that account. Consequently, portfolio managers may recommend the purchase (or sale) of certain securities for one account and not another account. Generally, however, accounts in a particular product strategy with similar objectives are managed similarly. While these accounts have many similarities, the investment performance of each account will be different primarily due to differences in guidelines, fees, expenses and cash flows.

A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Portfolio and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Portfolio and the other accounts to participate fully.  Similarly, there may be limited opportunity to sell an investment held by the Portfolio and another account.

ING IM has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.  These policies and procedures address the allocation of limited investment opportunities, such as IPOs and the allocation of transactions across multiple accounts.  Purchases of money market instruments and fixed-income securities cannot always be allocated pro rata across the accounts with the same investment strategy and objective. However, ING IM attempts to mitigate any potential unfairness by basing non pro rata allocations upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of ING IM so that fair and equitable allocation will occur over time.

A portfolio manager may manage an account which may have materially higher fee arrangements than the Portfolio and may also have a performance-based fee.  Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to the Portfolio. ING IM has adopted policies and procedures reasonably designed to allocate investment opportunities between such other accounts and the Portfolio on a fair and equitable basis over time.

Finally, a potential conflict of interest may arise because the investment mandates for certain other accounts, such hedge funds, may allow extensive use of short sales, which, in theory, could allow them to enter into short positions in securities where other accounts hold long positions.  ING IM has policies and procedures reasonably designed to limit and monitor short sales by the other accounts to avoid harm to the Portfolios.

Compensation Structure of Portfolio Managers

Compensation consists of (a) fixed base salary; (b) bonus which is based on ING IM performance, one and three year pre-tax performance of the accounts the portfolio managers are primarily and jointly responsible for relative to account benchmarks and peer universe performance, and revenue growth of the accounts they are responsible for; and (c) long-term equity awards tied to the performance of our parent company, ING Groep.

Portfolio managers are also eligible to participate in an annual cash incentive plan.  The overall design of the ING IM annual incentive plan was developed to closely tie pay to performance, structured in such a way as to drive performance and promote retention of top talent.  As with base salary compensation, individual target awards are determined and set based on external market data and internal comparators.  Investment performance is measured on both relative and absolute performance in all areas.  ING IM has defined indices and, where applicable, peer groups including but not limited to the iMoneyNet First Tier Retail Index and set performance goals to appropriately reflect requirements for each investment team.  The measures for each team are outlined on a “scorecard” that is reviewed on an annual basis.  These scorecards reflect a comprehensive approach to measuring investment performance versus both benchmarks and peer groups over one and three year periods and year-to-date net cash flow (changes in the accounts’ net assets not attributable in the value of the accounts’ investments) for all accounts managed by the team.  The results for overall IIM scorecards are calculated on an asset weighted performance basis of the individual team scorecards.

Investment professionals’ performance measures for bonus determinations are weighted by 25% being attributable to the overall ING IM performance and 75% attributable to their specific team results (60% investment performance and 15% net cash flow).

Based on job function, internal comparators and external market data, portfolio managers participate in the ING Long-Term Incentive Plan.  Plan awards are based on the current year’s performance as defined by the ING IM component of the annual incentive plan.  The awards vest in three years and are paid in a combination of ING restricted stock, stock options and restricted performance units.

Portfolio managers whose base salary compensation exceeds a particular threshold may participate in ING’s deferred compensation plan.  The plan provides an opportunity to invest deferred amounts of compensation in mutual funds, ING stock or at an annual fixed interest rate.  Deferral elections are done on an annual basis and the amount of compensation deferred is irrevocable.

Portfolio Manager Ownership of Securities

The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2008, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans:

Dollar Range of
Portfolio Manager	Fund Shares Owned

David S. Yealy	None

ING Lord Abbett Affiliated Portfolio

Sub-Adviser

Lord, Abbett & Co. LLC (“Lord Abbett”)

Other Managed Accounts

The Portfolio is managed by a team of experienced portfolio managers responsible for investment decisions together with a team of research analysts who provide company, industry, sector and macroeconomic research and analysis.

The team is headed by Eli M. Salzmann, Partner and Director. Mr. Salzmann joined Lord Abbett in 1997 and has been a member of the team since its inception. Assisting Mr. Salzmann is Kenneth G. Fuller, Partner and Portfolio Manager. Mr. Fuller joined Lord Abbett in 2002 and has been a member of the team since that date. Messrs. Salzmann and Fuller are jointly and primarily responsible for the day-to-day management of the Portfolio.

The following table indicates for the Portfolio as of December 31, 2008:  (1) the number of other accounts managed by each portfolio manager who is jointly and/or primarily responsible for the day-to-day management of that Portfolio within certain categories of investment vehicles; and (2) the total assets in such accounts managed within each category.  For each of the categories a footnote to the table also provides the number of accounts and the total assets in the accounts with respect to which the management fee is based on the performance of the account.  Included in the Registered Investment Companies or mutual funds category are those U.S. registered funds managed or sub-advised by Lord Abbett, including funds underlying variable annuity contracts and variable life insurance policies offered through insurance companies.  The Other Pooled Investment Vehicles category includes collective investment funds, offshore funds and similar non-registered investment vehicles.  Lord Abbett does not manage any hedge funds.  The Other Accounts category encompasses Retirement and Benefit Plans† (including both defined contribution and defined benefit plans) sponsored by various corporations and other entities, individually managed institutional accounts of various corporations, other entities and individuals, and separately managed accounts in so-called wrap fee programs sponsored by Financial Intermediaries†† unaffiliated with Lord Abbett.  (The data shown below are approximate.)

The following table shows the number of accounts and total assets in the accounts managed by each portfolio manager as of December 31, 2008:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts*
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Eli M. Salzmann*	9	$14,502.3	6	$227.9	30,103	$9,304.6
Kenneth G. Fuller	0	N/A	0	N/A	30,050	$5,382.6

*Included in the number of accounts and total assets is1 account with respect to which the management fee is based on the performance of the account; such account totals approximately $157.5 million in total assets.

Potential Conflicts of Interest

Conflicts of interest may arise in connection with the portfolio manager’s management of the investments of the Portfolio and the investments of the other accounts included in the table above.  Such conflicts may arise with respect to the allocation of investment opportunities among the Portfolio and other accounts with similar investment objectives and policies.  A portfolio manager potentially could use information concerning the Portfolio’s transactions to the advantage of other accounts and to the detriment of the Portfolio.  To address these potential conflicts of interest, Lord Abbett has adopted and implemented a number of policies and procedures.  Lord Abbett has adopted Policies and Procedures for Evaluating Best Execution of Equity Transactions, as well as Trading Practices/Best Execution Procedures.  The objective of these policies and procedures is to ensure the fair and equitable treatment of transactions and allocation of investment opportunities on behalf of all accounts managed by Lord Abbett.  In addition, Lord Abbett’s Code of Ethics sets forth general principles for the conduct of employee personal securities transactions in a manner that avoids any actual or potential conflicts of interest with the interests of Lord Abbett’s clients including the Portfolio.  Moreover, Lord Abbett’s Insider Trading and Receipt of Material Non-Public Information Policy and Procedure, sets forth procedures for personnel to follow when they have inside information.  Lord Abbett is not affiliated with a full service broker-dealer and therefore does not execute any portfolio transactions through such an entity, a structure that could give rise to additional conflicts.  Lord Abbett does not conduct any investment bank functions and does not manage any hedge funds.  Lord Abbett does not believe that any material conflicts of interest exist in connection with the portfolio manager’s management of the investments of the Portfolio and the investments of the other accounts referenced in the table above.

Compensation Structure of Portfolio Managers

When used in this section, the term “Portfolio” refers to the Portfolio, as well as any other registered investment companies, pooled investment vehicles and accounts managed by a portfolio manager.  The portfolio manager receives compensation from Lord Abbett consisting of salary, bonus and profit sharing plan contributions.  The level of base compensation takes into account, the portfolio manager’s experience, reputation, and competitive market rates.

Fiscal year-end bonuses, which can be a substantial percentage of overall compensation, are determined after an evaluation of various factors.  These factors include the portfolio manager’s investment results and style consistency, the dispersion among portfolios with similar objectives, the risk taken to achieve the portfolio returns and similar factors.  In considering the portfolio manager’s investment results, Lord Abbett’s senior management may evaluate the Portfolio’s performance against one or more benchmarks from among the Portfolio’s primary benchmark and any supplemental benchmarks as disclosed in the prospectus, indexes disclosed as performance benchmarks by the portfolio manager’s other accounts, and other indexes within the one or more of the Portfolio’s peer group maintained by rating agencies, as well as the Portfolio’s peer group.  In

† “Retirement and Benefit Plans” include qualified and nonqualified retirement plans, deferred compensation plans and certain other employer sponsored retirement, savings or benefit plans, excluding Individual Retirement Accounts.

†† “Financial Intermediaries” include broker-dealers, registered investment advisers, banks, trust companies, certified financial planners, third-party administrators, recordkeepers, trustees, custodians, financial consultants and insurance companies.

particular, investment results are evaluated based on an assessment of the portfolio manager’s three- and five-year investment returns on a pre-tax basis versus both the benchmark and the peer groups.  Finally, there is a component of the bonus that reflects leadership and management of the investment team.  The evaluation does not follow a formulaic approach, but rather is reached following a review of these factors.  No part of the bonus payment is based on the portfolio manager’s assets under management, the revenues generated by those assets, or the profitability of the portfolio manager’s team.  Lord Abbett does not manage hedge funds.  In addition, Lord Abbett may designate a bonus payment of a manager for participation in the firm’s senior incentive compensation plan, which provides for a deferred payout over a five-year period.  The plan’s earnings are based on the overall asset growth of the firm as a whole.  Lord Abbett believes this incentive focuses portfolio managers on the impact their portfolio’s performance has on the overall reputation of the firm as a whole and encourages exchanges of investment ideas among investment professionals managing different mandates.

Lord Abbett provides a 401(k) profit-sharing plan for all eligible employees.  Contributions to a portfolio manager’s profit-sharing account are based on a percentage of the portfolio manager’s total base and bonus paid during the fiscal year, subject to a specified maximum amount.  The assets of this profit-sharing plan are entirely invested in Lord Abbett-sponsored funds.

Portfolio Manager Ownership of Securities

The following table indicates for the Portfolio the dollar range of shares beneficially owned by each investment adviser who is primarily and/or jointly responsible for the day-to-day management of that Portfolio, as of December 31, 2008.  This table includes the value of shares beneficially owned by such investment advisers through 401(k) plans and certain other plans or accounts, if any:

Dollar Range of
Portfolio Manager	Portfolio Shares Owned

Eli M. Salzmann	None
Kenneth G. Fuller	None

ING Marsico Growth Portfolio

Sub-Adviser

Marsico Capital Management, LLC (“Marsico”)

Other Managed Accounts

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2008:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts*
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Thomas F. Marsico	34	$20,414	20	$2,421	145	$15,698

* 1 of the “Other Accounts” is a wrap fee platform which includes 23,349 underlying accounts for total assets of $5,920 million.

Potential Conflicts of Interest

A description of any material conflicts of interest that may arise in connection with the portfolio manager’s management of the fund’s investment, on the one hand, and the investments of the other accounts list in a. above , on the other.  (This description would include, for example, material conflicts between the investment strategy on the fund and the investment strategy of other accounts managed by the portfolio manager and material conflicts in allocation of investment opportunities between the fund and other accounts managed by the portfolio manager.

As a general matter, Marsico faces the same need to balance the interests of different clients that any investment adviser with multiple clients might experience. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio.  Consequently, portfolio managers may or may not purchase (or sell) securities for one portfolio and not another portfolio, or may take similar actions for different portfolios at different times. As a result, the mix of securities purchased in one portfolio may perform better than the mix of securities purchased for another portfolio.  Similarly, the sale of securities from one portfolio may cause that portfolio to perform better than others if the value of those securities subsequently decline.   The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account.  Although Marsico does not track the time a portfolio manager spends on a single portfolio, it does assess whether a portfolio manager had adequate time and resources to effectively manage all of the accounts for which he is responsible.  Marsico seeks to manage competing interests for the time and attention of portfolio manager.

The need to balance the interests of multiple clients may also arise when allocating and/or aggregating trades.  Marsico often aggregates into a single trade order several individual contemporaneous client trade orders in a single security.  Under Marsico’s Portfolio Management and Trade Management Policy and Procedures, when trades are aggregated on behalf of more than one account, Marsico seeks to allocate such trades to all participating client accounts in a fair and equitable manner.  With respect to IPOs and other syndicated or limited offerings, it is Marsico’s policy to seek to ensure that over the long term, accounts with the same or similar investment objectives or strategies will receive an equitable opportunity to participate meaningfully and will not be unfairly disadvantaged.  To deal with these situations, Marsico has adopted policies and procedures for allocating transactions across multiple accounts.  Marsico’s policies also seek to ensure that portfolio managers do not systematically allocate other types of trades in a manner that would be more beneficial to one account than another.  Marsico’s compliance department monitors transactions made on behalf of multiple clients to seek to ensure adherence to its policies.

Marsico has adopted and implemented policies and procedures that seek to minimize potential conflicts of interest that may arise as a result of a portfolio manager advising multiple accounts.  In addition, Marsico monitors a variety of areas, including compliance with primary Fund guidelines, the allocation of securities, and compliance with its Code of Ethics.

Compensation Structure of Portfolio Managers

The structure of, and the method used to determine the compensation of each portfolio manager.

The compensation package for the portfolio managers of Marsico is structured as a combination of base salary (which may be reevaluated at least annually), and periodic cash bonuses.  Bonuses are typically based on a number of factors including Marsico’s overall profitability for the period.  Portfolio manager compensation takes into account, among other factors, the overall performance of all accounts for which the portfolio manager provides investment advisory services.  In receiving compensation such as bonuses, portfolio managers do not receive special consideration based on the performance of particular accounts, and do not receive compensation from accounts charging performance-based fees.  Exceptional individual efforts are rewarded through salary readjustments and greater participation in the bonus pool.  No other special employee incentive arrangements are currently in place or being planned.  In addition to salary and bonus, portfolio managers may participate in other Marsico benefits to the same extent and on the same basis as other Marsico Capital employees.  Portfolio manager compensation comes solely from Marsico.  In addition, Marsico’s portfolio managers typically are offered equity interests in Marsico Management Equity, LLC, which indirectly owns Marsico, and may receive distributions on those equity interests.

As a general matter, Marsico does not tie portfolio manager compensation to specific levels of performance relative to fixed benchmarks.  Although performance may be a relevant consideration, comparisons with fixed benchmarks may not always be useful.  Relevant benchmarks vary depending on specific investment styles and client guidelines or restrictions, and comparisons to benchmark performance may at times reveal more about market sentiment than about a portfolio manager’s abilities.  To encourage a long-term horizon for managing portfolios, Marsico evaluates a portfolio manager’s performance over periods longer than the immediate compensation period, and may consider a variety of measures such as the performance of unaffiliated portfolios with similar strategies and other measurements.  Other factors that may also be significant in determining portfolio manager compensation include, without limitation, the effectiveness of the manager’s leadership within Marsico’s investment team, contributions to Marsico’s overall performance, discrete securities analysis, idea generation, ability to support and train other analysts, and other considerations.

Portfolio Manager Ownership of Securities

The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2008, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans:

Dollar Range of
Portfolio Manager	Fund Shares Owned

Thomas F. Marsico	None

ING Marsico International Opportunities Portfolio

Sub-Adviser

Marsico Capital Management, LLC (“Marsico”)

Other Managed Accounts

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2008:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in million)	Number of Accounts	Total Assets (in million)
James G. Gendelman	20	$7,008	7	$1,022	18	$1,532

None of the accounts managed are subject to performance fees.

Potential Conflicts of Interest

A description of any material conflicts of interest that may arise in connection with the portfolio manager’s management of the fund’s investment, on the one hand, and the investments of the other accounts list in a. above , on the other.  (This description would include, for example, material conflicts between the investment strategy on the fund and the investment strategy of other accounts managed by the portfolio manager and material conflicts in allocation of investment opportunities between the fund and other accounts managed by the portfolio manager.

As a general matter, Marsico faces the same need to balance the interests of different clients that any investment adviser with multiple clients might experience. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio.  Consequently, portfolio managers may or may not purchase (or sell) securities for one portfolio and not another portfolio, or may take similar actions for different portfolios at different times. As a result, the mix of securities purchased in one portfolio may perform better than the mix of securities purchased for another portfolio.  Similarly, the sale of securities from one portfolio may cause that portfolio to perform better than others if the value of those securities subsequently decline.  The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account.  Although Marsico does not track the time a portfolio manager spends on a single portfolio, it does assess whether a portfolio manager had adequate time and resources to effectively manage all of the accounts for which he is responsible.  Marsico seeks to manage competing interests for the time and attention of portfolio manager

The need to balance the interests of multiple clients may also arise when allocating and/or aggregating trades.  Marsico often aggregates into a single trade order several individual contemporaneous client trade orders in a single security.  Under Marsico’s Portfolio Management and Trade Management Policy and Procedures, when trades are aggregated on behalf of more than one account, Marsico seeks to allocate such trades to all participating client accounts in a fair and equitable manner.  With respect to IPOs and other syndicated or limited offerings, it is Marsico’s policy to seek to ensure that over the long term, accounts with the same or similar investment objectives or strategies will receive an equitable opportunity to participate meaningfully and will not be unfairly disadvantaged.  To deal with these situations, Marsico has adopted policies and procedures for allocating transactions across multiple accounts.  Marsico’s policies also seek to ensure that portfolio managers do not systematically allocate other types of trades in a manner that would be more beneficial to one account than another.  Marsico’s compliance department monitors transactions made on behalf of multiple clients to seek to ensure adherence to its policies.

Marsico has adopted and implemented policies and procedures that seek to minimize potential conflicts of interest that may arise as a result of a portfolio manager advising multiple accounts.  In addition, Marsico monitors a variety of areas, including compliance with primary Fund guidelines, the allocation of securities, and compliance with its Code of Ethics.

Compensation Structure of Portfolio Managers

The structure of, and the method used to determine the compensation of each portfolio manager.

The compensation package for the portfolio managers of Marsico is structured as a combination of base salary (which may be reevaluated at least annually), and periodic cash bonuses.  Bonuses are typically based on a number of factors including Marsico’s overall profitability for the period.  Portfolio manager compensation takes into account, among other factors, the overall performance of all accounts for which the portfolio manager provides investment advisory services.  In receiving compensation such as bonuses, portfolio managers do not receive special consideration based on the performance of particular accounts, and do not receive compensation from accounts charging performance-based fees.  Exceptional individual efforts are rewarded through salary readjustments and greater participation in the bonus pool.  No other special employee incentive arrangements are currently in place or being planned.  In addition to salary and bonus, portfolio managers may participate in other Marsico benefits to the same extent and on the same basis as other Marsico Capital employees.  Portfolio manager compensation comes solely from Marsico.  In addition, Marsico’s portfolio managers typically are offered equity interests in Marsico Management Equity, LLC, which indirectly owns Marsico, and may receive distributions on those equity interests.

As a general matter, Marsico does not tie portfolio manager compensation to specific levels of performance relative to fixed benchmarks.  Although performance may be a relevant consideration, comparisons with fixed benchmarks may not always be useful.  Relevant benchmarks vary depending on specific investment styles and client guidelines or restrictions, and comparisons to benchmark performance may at times reveal more about market sentiment than about a portfolio manager’s abilities.  To encourage a long-term horizon for managing portfolios, Marsico evaluates a portfolio manager’s performance over periods longer than the immediate compensation period, and may consider a variety of measures such as the performance of unaffiliated portfolios with similar strategies and other measurements.  Other factors that may also be significant in determining portfolio manager compensation include, without limitation, the effectiveness of the manager’s leadership within Marsico’s investment team, contributions to Marsico’s overall performance, discrete securities analysis, idea generation, ability to support and train other analysts, and other considerations.

Portfolio Manager Ownership of Securities

The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2008, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans:

Portfolio Manager	Dollar Range of Fund Shares Owned

James G. Gendelman	None

ING MFS Total Return Portfolio

Sub-Adviser

Massachusetts Financial Services Company (“MFS”)

Other Managed Accounts

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2008:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Brooks Taylor	13	$14.6	0	N/A	0	N/A
Joshua P. Marston	7	$13.5	16	$3.8 billion	3	$289.5 million
Steven R. Gorham	20	$25.3	5	$1.5 billion	25	$6.4 billion
Michael W. Roberge	10	$15.8	2	$87.8 million	2	$24.1 million
Richard O. Hawkins, CFA	11	$15.4	0	N/A	1	$36.4 million
William P. Douglas	7	$13.5	0	N/A	0	N/A
Nevin P. Chitkara	20	$25.3	5	$1.5 billion	25	$6.4 billion

None of these accounts receives a performance based fee.

Potential Conflicts of Interest

MFS seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of both the Portfolio and other accounts, and has adopted policies and procedures designed to address such potential conflicts.

The management of multiple portfolios and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the portfolios and accounts have different objectives and strategies, benchmarks, time horizons and fees as a portfolio manager must allocate his or her time and investment ideas across multiple portfolios and accounts.  In certain instances there are securities which are suitable for the Portfolio’s portfolio as well as for accounts of MFS or its subsidiaries with similar investment objectives.  A Portfolio’s trade allocation policies may give rise to conflicts of interest if the Portfolio’s orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts of MFS or its subsidiaries.  A portfolio manager may execute transactions for another portfolio or account that may adversely impact the value of the Portfolio’s investments.  Investments selected for portfolios or accounts other than the Portfolio may outperform investments selected for the Portfolio.

When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each.  It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Portfolio is concerned.  In most cases, however, MFS believes that the Portfolio’s ability to participate in volume transactions will produce better executions for the Portfolio.

MFS and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Portfolio, for instance, those that pay a higher advisory fee and/or have a performance adjustment.

Compensation Structure of Portfolio Managers

Portfolio manager total cash compensation is a combination of base salary and performance bonus:

Base Salary – Base salary represents a smaller percentage of portfolio manager total cash compensation (generally below 10% for Messrs. Chitkara, Douglas, Gorham, Hawkins, Marston, and Taylor, and 33% for Mr. Roberge) than performance bonus.

Performance Bonus – Generally, the performance bonus represents a majority of portfolio manager total cash compensation.

Mr. Roberge is Executive Vice President and Chief Investment Officer of U.S. Investments in addition to being a portfolio manager. His compensation reflects this broader role within MFS.  The Chief Executive Officer of MFS determines and recommends the amount of his compensation to the Sun Life Management Resources Committee of the Board of Directors of Sun Life Financial, Inc. (the ultimate parent company of MFS).

His performance bonus is based on a combination of quantitative and qualitative factors. The quantitative portion is based on overall group investment performance and business performance metrics. The qualitative portion is based on the results of an annual internal review process conducted by the Chief Executive Officer which takes into account his broad leadership responsibilities.

In addition, he participates in a mandatory deferred compensation program whereby a portion of his performance bonus is deferred and awarded in the form of restricted stock units.

With respect to Messrs. Chitkara, Douglas, Gorham, Hawkins, Marston, and Taylor, the performance bonus is based on a combination of quantitative and qualitative factors, with more weight given to the former (generally over 60%) and less weight given to the latter.

The quantitative portion is based on the pre-tax performance of assets managed by the portfolio manager over one-, three-, and five-year periods relative to peer group universes and/or indices (“benchmarks”). As of December 31, 2008, the following benchmarks were used:

Portfolio Manager	Benchmark(s)
Nevin P. Chitkara	Barclays Capital U.S. Aggregate Bond Index
JP Morgan Global Government Bond Index
Lipper Equity-Income Funds
Lipper Global Funds
Lipper Global Large-Cap Value Funds
Lipper Large-Cap Value Funds
Lipper Mixed-Asset Target Allocation Moderate Funds
MSCI KOKUSAI Index
MSCI World Index

Portfolio Manager	Benchmark(s)
MSCI World Index Value
Russell 1000® Value Index
Standard & Poor’s 500/Citigroup Value Index
Standard & Poor’s 500® Stock Index

William P. Douglas	Barclays Capital U.S. Securitized Bond Index

Steven R. Gorham	Barclays Capital U.S. Aggregate Bond Index
JP Morgan Global Government Bond Index
Lipper Equity-Income Funds
Lipper Global Funds
Lipper Large-Cap Value Funds
MSCI KOKUSAI Index
MSCI World Index
Russell 1000® Value Index
Standard & Poor’s 500/Citigroup Value Index
Standard & Poor’s 500® Stock Index

Richard O. Hawkins	Barclays Capital U.S. Aggregate Bond Index
Barclays Capital U.S. Government/Credit Bond Index
Barclays Capital U.S. Intermediate Aggregate Index
Lipper Corporate Debt Funds – BBB-Rated
Lipper Variable Corporate Debt Focus – BBB-Rated

Joshua P. Marston	Standard & Poor’s/LSTA Leveraged Loan Index

Brooks A. Taylor	Barclays Capital U.S. Aggregate Bond Index
Lipper Large-Cap Value Funds
Lipper Mid Cap Value Funds
Lipper Mixed-Asset Target Allocation Moderate Funds
Russell Mid Cap Value Index
Russell 1000® Value Index
Standard & Poor’s 500® Stock Index

Additional or different benchmarks, including versions of indices and custom indices may also be used. Primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one-year and five-year periods (adjusted as appropriate if the portfolio manager has served for less than five years).

The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts, and traders) and management’s assessment of overall portfolio manager contributions to investor relations and the investment process (distinct from fund and other account performance).

Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan.  Equity interests and/or options to acquire equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process and other factors.

Finally, portfolio managers are provided with a benefits package including a defined contribution plan, health coverage and other insurance, which are available to other employees of MFS on substantially similar terms.  The percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level as well as other factors.

Portfolio Manager Ownership of Securities

The following table shows the dollar range of shares of the Portfolio owned by each portfolio manager as of December 31, 2008, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans:

Dollar Range of
Portfolio Manager	Fund Shares Owned

Brooks A. Taylor	None
Joshua P. Marston	None
Steven R. Gorham	None
Michael W. Roberge	None
Richard O. Hawkins, CFA	None
William P. Douglas	None
Nevin P. Chitkara	None

ING MFS Utilities Portfolio

Sub-Adviser

Massachusetts Financial Services Company (“MFS”)

Other Managed Accounts

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2008:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Maura A. Shaughnessy	6	$4.4	0	N/A	0	N/A
Robert D. Persons, CFA	14	$8.0	4	$482.6	1	$24.1

None of these accounts receives a performance based fee

Potential Conflicts of Interest

MFS seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of both the Portfolio and other accounts and has adopted policies and procedures designed to address such potential conflicts.

The management of multiple portfolios and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the portfolios and accounts have different objectives and strategies, benchmarks, time horizons and fees as a portfolio manager must allocate his or her time and investment ideas across multiple portfolios and accounts.  In certain instances there are securities which are suitable for the Portfolio’s portfolio as well as for accounts of MFS or its subsidiaries with similar investment objectives.  A Portfolio’s trade allocation policies may give rise to conflicts of interest if the Portfolio’s orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts of MFS or its subsidiaries.  A portfolio manager may execute transactions for another portfolio or account that may adversely impact the value of the Portfolio’s investments.  Investments selected for portfolios or accounts other than the Portfolio may outperform investments selected for the Portfolio.

When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each.  It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Portfolio is concerned.  In most cases, however, MFS believes that the Portfolio’s ability to participate in volume transactions will produce better executions for the Portfolio.

MFS and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Portfolio, for instance, those that pay a higher advisory fee and/or have a performance fee.

Compensation Structure of Portfolio Managers

Portfolio manager total cash compensation is a combination of base and performance bonus:

Base Salary – Base salary represents a relatively smaller percentage of portfolio manager total cash compensation (generally below 10%) than performance bonus.

Performance Bonus – Generally, the performance bonus represent a majority of portfolio manager total cash compensation.

The performance bonus is based on a combination of quantitative and qualitative factors, with more weight given to the former (generally over 60%) and less weight given to the latter.

The qualitative portion is based on the pre-tax performance of assets managed by the portfolio manager over one-, three-, and five-yer periods relative to peer group universes and/or indices (“benchmarks”).  As of December 31, 2008, the following benchmarks were used:

Portfolio Manager	Benchmark(s)
Maura A. Shaughnessy	Lipper Utility Funds Standard & Poor’s Utilities Index

Robert D. Persons, CFA	Barclays Capital U.S. Government/Credit Bond Index Lipper Corporate Debt Funds A-Rated Lipper Corporate Debt Funds BBB-Rated Morningstar Dollar Bond Funds

Additional or different benchmarks, including versions of indices and custom indices may also be used. Primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one-year and five-year periods (adjusted as appropriate if the portfolio manager has served for less than five years).

The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts, and traders) and management’s assessment of overall portfolio manager contributions to investor relations and the investment process (distinct from fund and other account performance).

Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan.  Equity interests and/or options to acquire equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contributions to the investment process and other factors.

Finally, portfolio managers are provided with a benefits package including a defined contribution plan, health coverage and other insurance, which are available to other employees of MFS on substantially similar terms.  The percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level as well as other factors.

Portfolio Manager Ownership of Securities

The following table shows the dollar range of shares of the Portfolio owned by each portfolio manager as of December 31, 2008, including investments by his/her immediate family members and amounts invested through retirement and deferred compensation plans:

Dollar Range of
Portfolio Manager	Fund Shares Owned

Maura A. Shaughnessy	None
Robert D. Persons	None

ING Multi-Manager International Small Cap

Sub-Advisers

American Century Global Investment Management, Inc. (“American Century”)

Schroder Investment Management North America, Inc. (“Schroders”)

Other Managed Accounts

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2008:

	Registered Investment Companies			Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts		Total Assets (in billions)	Number of Accounts		Total Assets	Number of Accounts		Total Assets
Matthew Dobbs	18	(1)	$14,302,886,694	16	(2)	$1,909,284,946	16	(3)	$3,705,275,074
Mark S. Kopinski	6		$1.2	0		$0	5		$222.5 million
Brian Brady	4		$1.0	0		$0	3		$155.8 million

(1)  3 of these accounts with assets of $6,564,079,708 have performance-based fees.

(2)  1 of these accounts with assets of $202,983,070 has performance-based fees.

(3)  4 of these accounts with assets of $6,767,062,778 have performance-based fees.

Potential Conflicts of Interest—American Century

Certain conflicts of interest may arise in connection with the management of multiple portfolios. Potential conflicts include, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities. American Century has adopted policies and procedures that are designed to minimize the effects of these conflicts.

Responsibility for managing American Century client portfolios is organized according to investment discipline. Investment disciplines include, for example, quantitative equity, small- and mid-cap growth, large-cap growth, value, international, fixed income, asset allocation, and sector funds. Within each discipline are one or more portfolio teams responsible for managing specific client portfolios. Generally, client portfolios with similar strategies are managed by the same team using the same objective, approach, and philosophy. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which minimize the potential for conflicts of interest.

For each investment strategy, one portfolio is generally designated as the “policy portfolio.” Other portfolios with similar investment objectives, guidelines and restrictions, if any, are referred to as “tracking portfolios.” When managing policy and tracking portfolios, a portfolio team typically purchases and sells securities across all portfolios that the team manages.

American Century’s trading systems include various order entry programs that assist in the management of multiple portfolios, such as the ability to purchase or sell the same relative amount of one security across several funds. In some cases a tracking portfolio may have additional restrictions or limitations that cause it to be managed separately from the policy portfolio. Portfolio managers make purchase and sale decisions for such portfolios alongside the policy portfolio to the extent the overlap is appropriate, and separately, if the overlap is not.

American Century may aggregate orders to purchase or sell the same security for multiple portfolios when it believes such aggregation is consistent with its duty to seek best execution on behalf of its clients. Orders of certain client portfolios may, by investment restriction or otherwise, be determined not available for aggregation. American Century has adopted policies and procedures to minimize the risk that a client portfolio could be systematically advantaged or disadvantaged in connection with the aggregation of orders. To the extent equity trades are aggregated, shares purchased or sold are generally allocated to the participating portfolios pro rata based on order size. Because initial public offerings (“IPOs”) are usually available in limited supply and in amounts too small to permit across-the-board pro rata allocations, American Century has adopted special procedures designed to promote a fair and equitable allocation of IPO securities among clients over time. Fixed income securities transactions are not executed through a centralized trading desk. Instead, portfolio teams are responsible for executing trades with broker/dealers in a predominantly dealer marketplace. Trade allocation decisions are made by the portfolio manager at the time of trade execution and orders entered on the fixed income order management system.

Finally, investment of American Century’s corporate assets in proprietary accounts may raise additional conflicts of interest. To mitigate these potential conflicts of interest, American Century has adopted policies and procedures intended to provide that trading in proprietary accounts is performed in a manner that does not give improper advantage to American Century to the detriment of client portfolios.

Potential Conflicts of Interest—Schroders

Whenever a portfolio manager of a Fund manages other accounts, potential conflicts of interest exist, including potential conflicts between the investment strategy of the Fund and the investment strategy of the other accounts. For example, in certain instances, a portfolio manager may take conflicting positions in a particular security for different accounts, by selling a security for one account and continuing to hold it for another account. In addition, the fact that other accounts require the portfolio manager to devote less than all of his or her time to a Fund may be seen itself to constitute a conflict with the interest of the Fund.

Each portfolio manager may also execute transactions for another fund or account at the direction of such fund or account that may adversely impact the value of securities held by a Fund. Securities selected for funds or accounts other than such Fund may outperform the securities selected for the Fund. Finally, if the portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and accounts. Schroders’ policies, however, require that portfolio managers allocate investment opportunities among accounts managed by them in an equitable manner over time. Orders are normally allocated on a pro rata basis, except that in certain circumstances, such as the small size of an issue, orders will be allocated among clients in a manner believed by Schroders to be fair and equitable over time.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management, which indirectly links compensation to sales. Also, potential conflicts of interest may arise since the structure of Schroders’ compensation may vary from account to account.

Schroders has adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Compensation Structure of Portfolio Managers – American Century

American Century portfolio manager compensation is structured to align the interests of portfolio managers with those of the shareholders whose assets they manage. For the fiscal year ended December 31, 2008, it included the components described below, each of which is determined with reference to a number of factors such as overall performance, market competition, and internal equity. Compensation is not directly tied to the value of assets held in client portfolios.

Base Salary

Portfolio managers receive base pay in the form of a fixed annual salary.

Bonus

A significant portion of portfolio manager compensation takes the form of an annual incentive bonus tied to performance. Bonus payments are determined by a combination of factors. One factor is fund investment performance. For most American Century mutual funds, investment performance is measured by a combination of one- and three-year pre-tax performance relative to various benchmarks and/or internally-customized peer groups.  The benchmark for the American Century Internatioinal Discovery Fund for purposes of incentive compensation is the S&P/Citigroup EMI Growth World ex-US Index.  In 2008, American Century began placing increased emphasis on long-term performance and is phasing in five-year performance comparison periods.  The performance comparison periods may be adjusted based on a fund’s inception date or a portfolio manager’s tenure on the fund. Custom peer groups are constructed using all the funds in the indicated categories as a starting point. Funds are then eliminated from the peer group based on a standardized methodology designed to result in a final peer group that is both more stable over the long term (i.e., has less peer turnover) and that more closely represents the fund’s true peers based on internal investment mandates.

Portfolio managers may have responsibility for multiple American Century mutual funds. In such cases, the performance of each is assigned a percentage weight appropriate for the portfolio manager’s relative levels of responsibility.

Portfolio managers also may have responsibility for portfolios that are managed in a fashion similar to that of other American Century mutual funds.  This is the case for the ING Multi-Manager International Small Cap Fund. If the performance of a similarly managed account is considered for purposes of compensation, it is either measured in the same way as a comparable American Century mutual fund (i.e., relative to the performance of a benchmark and/or peer group) or relative to the performance of such mutual fund. Performance of the ING Multi-Manager International Small Cap Fund is not separately considered for Portfolio compensation.

A second factor in the bonus calculation relates to the performance of all American Century funds managed according to one of the following investment styles: U.S. growth, U.S. value, international and fixed-income. This factor does not apply to quantitatively managed and asset allocation funds. Performance is measured for each product individually as described above and then combined to create an overall composite for the product group. These composites may measure one-year performance (equal weighted) or a combination of one- and three year performance (asset weighted) depending on the portfolio manager’s responsibilities and products managed. This feature is designed to encourage effective teamwork among portfolio management teams in achieving long-term investment success for similarly styled portfolios.

A portion of portfolio managers’ bonuses may be tied to individual performance goals, such as research projects and the development of new products.

Restricted Stock Plans

Portfolio managers are eligible for grants of restricted stock of ACC. These grants are discretionary, and eligibility and availability can vary from year to year. The size of an individual’s grant is determined by individual and product performance as well as other product-specific considerations. Grants can appreciate/depreciate in value based on the performance of the ACC stock during the restriction period (generally three years).

Deferred Compensation Plans

Portfolio managers are eligible for grants of deferred compensation. These grants are used in very limited situations, primarily for retention purposes. Grants are fixed and can appreciate/depreciate in value based on the performance of the American Century mutual funds in which the portfolio manager chooses to invest them.

Compensation Structure of Portfolio Managers – Schroders

Schroders’ methodology for measuring and rewarding the contribution made by portfolio managers combines quantitative measures with qualitative measures. The Funds’ portfolio managers are compensated for their services to the Funds and to other accounts they manage in a combination of base salary and annual discretionary bonus, as well as the standard retirement, health and welfare benefits available to all Schroders employees. Base salary of Schroders employees is determined by reference to the level of responsibility inherent in the role and the experience of the incumbent, is benchmarked annually against market data to ensure competitive salaries, and is paid in cash. The portfolio managers’ base salary is fixed and is subject to an annual review and will increase if market movements make this necessary or if there has been an increase in responsibilities.

Each portfolio manager’s bonus is based in part on performance. Bonuses for portfolio managers may be comprised of an agreed contractual floor and/or a discretionary component.  Any discretionary bonus is determined by a number of factors.  At a macro level the total amount available to spend is a function of the compensation to revenue ratio achieved by Schroders globally. Schroders then assesses the performance of the division and of a management team to determine the share of the aggregate bonus pool that is spent in each area. This focus on ‘‘team’’ maintains consistency and minimizes internal competition that may be detrimental to the interests of Schroders’ clients. For each team, Schroders assesses the performance of their funds relative to competitors and to relevant benchmarks, which may be internally- and/or externally-based, over one and three year periods, the level of funds under management and the level of performance fees generated. Performance is evaluated for each quarter, year and since inception of the relevant Fund. The portfolio managers’ compensation for other accounts they manage may be based upon such accounts’ performance.

For those employees receiving significant bonuses, a part may be deferred in the form of Schroders plc stock.  These employees may also receive part of the deferred award in the form of notional cash investments in a range of Schroder funds.  These deferrals vest over a period of three years and ensure that the interests of the employee are aligned with those of the shareholder and with those of investors.  Over recent years, Schroders has increased the level of deferred awards and as a consequence these key employees have an increasing incentive to remain with Schroders as their store of unvested awards grows over time.

For the purposes of determining the portfolio managers’ bonuses, the relevant external benchmarks for performance comparison include a blend of international benchmarks.

Portfolio Manager Ownership of Securities

The following table shows the dollar range of shares of the Portfolio owned by each portfolio manager as of December 31, 2008, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans:

Dollar Range of
Portfolio Manager	Fund Shares Owned

Matthew Dobbs	None
Mark S. Kopinski	None
Brian Brady	None

ING Oppenheimer Main Street Portfolio®

Sub-Adviser

OppenheimerFunds, Inc. (“OppenheimerFunds”)

Other Managed Accounts

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2008:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Marc Reinganum	18	$15,272	1	$39	2	$374
Mark Zavanelli, CFA	18	$15,272	1	$39	2	$374
Wentong Alex Zhou, CFA	6	$8,609	1	$39	0	$0

None of the accounts managed are subject to performance fees.

Potential Conflicts of Interest

As indicated above, each of the portfolio managers also manage other funds.  Potentially, at times, those responsibilities could conflict with the interests of the Portfolio.  That may occur whether the investment strategies of the other fund are the same as, or different from, the Portfolio’s investment objectives and strategies.  For example, the portfolio manager may need to allocate investment opportunities between the Portfolio and another fund having similar objectives or strategies, or he may need to execute transactions for another fund that could have a negative impact on the value of securities held by the Portfolio.  Not all funds and accounts advised by OppenheimerFunds have the same management fee.  If the management fee structure of another fund is more advantageous to OppenheimerFunds than the fee structure of the Portfolio, the Manager could have an incentive to favor the other fund.  However, OppenheimerFunds’ compliance procedures and Code of Ethics recognize OppenheimerFunds’ fiduciary obligations to treat all of its clients, including the Portfolio, fairly and equitably, and are designed to preclude the portfolio managers from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so.  At different times, one or more of the Portfolio’s portfolio managers may manage other funds or accounts with investment objectives and strategies that are similar to those of the Portfolio, or may manage funds or accounts with investment objectives and strategies that are different from those of the Portfolio.

Compensation Structure of Portfolio Managers

The Portfolio’s portfolio managers are employed and compensated by OppenheimerFunds not the Portfolio.  Under OppenheimerFunds’ compensation program for its portfolio managers and portfolio analysts, their compensation is based primarily on the investment performance results of the funds and accounts they manage, rather than on the financial success of OppenheimerFunds.  This is intended to align the portfolio managers’ and analysts’ interests with the success of the funds and accounts and their investors. OppenheimerFunds’ compensation structure is designed to attract and retain highly qualified investment management professionals and to reward individual and team contributions toward creating shareholder value. As of December 31, 2008, each portfolio manager’s compensation consisted of three elements: a base salary, an annual discretionary bonus and eligibility to participate in long-term awards of options and appreciation rights in regard to the common stock of OppenheimerFunds’ holding company parent.  Senior portfolio managers may also be eligible to participate in the OppenheimerFunds’ deferred compensation plan.

The base pay component of each portfolio manager is reviewed regularly to ensure that it reflects the performance of the individual, is commensurate with the requirements of the particular portfolio, reflects any specific competence or specialty of the individual manager, and is competitive with other comparable positions, to help OppenheimerFunds attract and retain talent. The annual discretionary bonus is determined by senior management of the OppenheimerFunds and is based on a number of factors, including a fund’s pre-tax performance for periods of up to five years, measured against the Lipper Large Cap Core Index selected by management.  Other factors include management quality (such as style consistency, risk management, sector coverage, team leadership and coaching) and organizational development.  The compensation structure is also intended to be internally equitable and serve to reduce potential conflicts of interest between the Portfolio and other funds and accounts managed by the portfolio managers.

Portfolio Manager Ownership of Securities

The following table shows the dollar range of shares of the Portfolio owned by each portfolio manager as of December 31, 2008, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans:

Dollar Range of
Portfolio Manager	Fund Shares Owned

Marc Reinganum	None
Mark Zavanelli	None
Wentong Alex Zhou	None

ING PIMCO Global Advantage Bond Portfolio

Sub-Adviser

Pacific Investment Management Company LLC (“PIMCO”)

Other Managed Accounts

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2008:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts(1)	Total Assets (in millions)	Number of Accounts(1)	Total Assets (in millions)
Mohamed El-Erian	2	$153.82	5	$650.54	134	$24,436.97

(1)   4 of these accounts (with assets of $1,413.93 million) receive a performance-based fee.

Potential Conflicts of Interest

From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investment of the Portfolio, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the Portfolio, track the same index as the Portfolio tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Portfolio. The other accounts might also have different investment objectives or strategies than the Portfolio.

Knowledge and Timing of Portfolio Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of the Portfolio. Because of their positions with the Portfolio, the portfolio managers know the size, timing and possible market impact of the Portfolio’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Portfolio.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Portfolio and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Portfolio and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Portfolio and certain pooled investment vehicles, including investment opportunity allocation issues.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Portfolio. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between such other accounts and the Portfolio on a fair and equitable basis over time.

Compensation Structure of Portfolio Manager

PIMCO has adopted a “Total Compensation Plan” for its professional level employees, including its portfolio managers, which is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with PIMCO’s mission statement. The Total Compensation Plan includes a significant incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to PIMCO. The compensation of portfolio managers consists of a base salary, a bonus and may include a retention bonus. The portfolio managers who are Managing Directors of PIMCO also receive compensation from PIMCO’s profits. Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation. PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

Salary and Bonus. Base salaries are determined by considering an individual portfolio manager’s experience and expertise and may be reviewed for adjustment annually. Portfolio managers are entitled to receive bonuses, which may be significantly more than their base salary, upon attaining certain performance objectives based on predetermined measures of group or department success. These goals are specific to individual portfolio managers and are mutually agreed upon annually by each portfolio manager and his or her manager. Achievement of these goals is an important, but not exclusive, element of the bonus decision process.

In addition, the following non-exclusive list of qualitative criteria (collectively, the “Bonus Factors”) may be considered when determining the bonus for portfolio managers.

•                  3-year, 2-year and 1-year dollar-weighted and account-weighted investment pre-tax performance as judged against the Merrill Lynch U.S. High Yield BB-B Rated Constrained Index and relative to applicable industry peer groups;

•                  Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

•                  Amount and nature of assets managed by the portfolio manager;

•                  Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

•                  Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

•                  Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

•                  Contributions to asset retention, gathering and client satisfaction;

•                  Contributions to mentoring, coaching and/or supervising; and

•                  Personal growth and skills added.

A portfolio manager’s compensation is not based directly on the performance of any portfolio or any other account managed by that portfolio manager.  Final award amounts are determined by the PIMCO Compensation Committee.

Retention Bonuses. Certain portfolio managers may receive a discretionary, fixed amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO. Each portfolio manager who is a Senior Vice President or Executive Vice President of PIMCO receives a variable amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO.

Investment professionals, including portfolio managers, are eligible to participate in a Long Term Cash Bonus Plan (“Cash Bonus Plan”), which provides cash awards that appreciate or depreciate based upon the performance of PIMCO’s parent company, Allianz Global Investors of America L.P. (“AGI”) and PIMCO over a three-year period. The aggregate amount available for distribution to participants is based upon AGI’s profit growth and PIMCO’s profit growth. Participation in the Cash Bonus Plan is based upon the Bonus Factors and the payment of benefits from the Cash Bonus Plan, is contingent upon continued employment at PIMCO.

Profit Sharing Plan. Instead of a bonus, portfolio mangers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Managing Director Compensation Committee, based upon an individual’s overall contribution to PIMCO and the Bonus Factors.

Allianz Transaction Related Compensation. In May 2000, a majority interest in the predecessory holding company of PIMCO was acquired by a subsidiary of Allianz AG (“Allianz”).

From time to time, under the PIMCO Class B Unit Purchase Plan, Managing Directors and certain executive management (including Executive Vice Presidents) of PIMCO may become eligible to purchase Class B Units of PIMCO. Upon their purchase, the Class B Units are immediately exchanged from Class A Units of PIMCO Partners, LLC, a California limited liability company that holds a minority interest in PIMCO and is owned by the Managing Directors and certain executive management of PIMCO. The Class A Units of PIMCO Partners, LLC entitle their holders to distributions of a portion of the profits of PIMCO. The PIMCO Compensation Committee determines which Managing Directors and executive management may purchase Class B Units and the number of Class B Units that each may purchase. The Class B Units are purchased pursuant to full recourse notes issued to the holder. The base compensation of each Class B Unit holder is increased in an amount equal to the principal amortization applicable to the notes given by the Managing Director or member of executive management.

Portfolio managers who are Managing Directors also have long-term employment contracts, which guarantee severance payments in the event of involuntary termination of a Managing Director’s employment with PIMCO.

Portfolio Manager Ownership of Securities

The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2008, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans:

Dollar Range of
Portfolio Manager	Fund Shares Owned

Mohamed El-Erian	None

ING PIMCO High Yield Portfolio

Sub-Adviser

Pacific Investment Management Company LLC (“PIMCO”)

Other Managed Accounts

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2008:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts(1)	Total Assets (in millions)	Number of Accounts(1)	Total Assets (in millions)
Mark T. Hudoff	9	$9,500	25	$5,752	23	$3,486

(1)  2 of these accounts (with assets of $543 million) receive a performance-based fee.

Potential Conflicts of Interest

From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investment of the Portfolio, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the Portfolio, track the same index as the Portfolio tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Portfolio. The other accounts might also have different investment objectives or strategies than the Portfolio.

Knowledge and Timing of Portfolio Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of the Portfolio. Because of their positions with the Portfolio, the portfolio managers know the size, timing and possible market impact of the Portfolio’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Portfolio.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Portfolio and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the

Portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Portfolio and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Portfolio and certain pooled investment vehicles, including investment opportunity allocation issues.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Portfolio. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between such other accounts and the Portfolio on a fair and equitable basis over time.

Compensation Structure of Portfolio Manager

PIMCO has adopted a “Total Compensation Plan” for its professional level employees, including its portfolio managers, which is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with PIMCO’s mission statement. The Total Compensation Plan includes a significant incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to PIMCO. The compensation of portfolio managers consists of a base salary, a bonus and may include a retention bonus. The portfolio managers who are Managing Directors of PIMCO also receive compensation from PIMCO’s profits. Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation. PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

Salary and Bonus. Base salaries are determined by considering an individual portfolio manager’s experience and expertise and may be reviewed for adjustment annually. Portfolio managers are entitled to receive bonuses, which may be significantly more than their base salary, upon attaining certain performance objectives based on predetermined measures of group or department success. These goals are specific to individual portfolio managers and are mutually agreed upon annually by each portfolio manager and his or her manager. Achievement of these goals is an important, but not exclusive, element of the bonus decision process.

In addition, the following non-exclusive list of qualitative criteria (collectively, the “Bonus Factors”) may be considered when determining the bonus for portfolio managers.

•                  3-year, 2-year and 1-year dollar-weighted and account-weighted investment pre-tax performance as judged against the Merrill Lynch U.S. High Yield BB-B Rated Constrained Index and relative to applicable industry peer groups;

•                  Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

•                  Amount and nature of assets managed by the portfolio manager;

•                  Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

•                  Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

•                  Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

•                  Contributions to asset retention, gathering and client satisfaction;

•                  Contributions to mentoring, coaching and/or supervising; and

•                  Personal growth and skills added.

A portfolio manager’s compensation is not based directly on the performance of any portfolio or any other account managed by that portfolio manager.  Final award amounts are determined by the PIMCO Compensation Committee.

Retention Bonuses. Certain portfolio managers may receive a discretionary, fixed amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO. Each portfolio manager who is a Senior Vice President or Executive

Vice President of PIMCO receives a variable amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO.

Investment professionals, including portfolio managers, are eligible to participate in a Long Term Cash Bonus Plan (“Cash Bonus Plan”), which provides cash awards that appreciate or depreciate based upon the performance of PIMCO’s parent company, Allianz Global Investors of America L.P. (“AGI”) and PIMCO over a three-year period. The aggregate amount available for distribution to participants is based upon AGI’s profit growth and PIMCO’s profit growth. Participation in the Cash Bonus Plan is based upon the Bonus Factors and the payment of benefits from the Cash Bonus Plan, is contingent upon continued employment at PIMCO.

Profit Sharing Plan. Instead of a bonus, portfolio mangers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Managing Director Compensation Committee, based upon an individual’s overall contribution to PIMCO and the Bonus Factors.

Allianz Transaction Related Compensation. In May 2000, a majority interest in the predecessory holding company of PIMCO was acquired by a subsidiary of Allianz AG (“Allianz”).

From time to time, under the PIMCO Class B Unit Purchase Plan, Managing Directors and certain executive management (including Executive Vice Presidents) of PIMCO may become eligible to purchase Class B Units of PIMCO. Upon their purchase, the Class B Units are immediately exchanged from Class A Units of PIMCO Partners, LLC, a California limited liability company that holds a minority interest in PIMCO and is owned by the Managing Directors and certain executive management of PIMCO. The Class A Units of PIMCO Partners, LLC entitle their holders to distributions of a portion of the profits of PIMCO. The PIMCO Compensation Committee determines which Managing Directors and executive management may purchase Class B Units and the number of Class B Units that each may purchase. The Class B Units are purchased pursuant to full recourse notes issued to the holder. The base compensation of each Class B Unit holder is increased in an amount equal to the principal amortization applicable to the notes given by the Managing Director or member of executive management.

Portfolio managers who are Managing Directors also have long-term employment contracts, which guarantee severance payments in the event of involuntary termination of a Managing Director’s employment with PIMCO.

Portfolio Manager Ownership of Securities

The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2008, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans:

Dollar Range of
Portfolio Manager	Fund Shares Owned
Mark T. Hudoff	None

ING PIMCO Total Return Bond Portfolio

Sub-Adviser

Pacific Investment Management Company LLC (“PIMCO”)

Other Managed Accounts

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2008:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts(1)	Total Assets (in millions)	Number of Accounts(2)	Total Assets (in millions)
William H. Gross, CFA	39	$184,528.90	19	$7,100.68	68	$309,921.75

(1)   2 of these accounts with combined assets of $309.98 million receive a performance-based fee.

(2)   21 of these accounts with combined assets of $10,594.39 million receive a performance-based fee.

Potential Conflicts of Interest

From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investment of the Portfolio, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the Portfolio, track the same index as the Portfolio tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Portfolio. The other accounts might also have different investment objectives or strategies than the Portfolio.

Knowledge and Timing of Portfolio Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of the Portfolio. Because of their positions with the Portfolio, the portfolio managers know the size, timing and possible market impact of the Portfolio’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Portfolio.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Portfolio and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Portfolio and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Portfolio and certain pooled investment vehicles, including investment opportunity allocation issues.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Portfolio. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between such other accounts and the Portfolio on a fair and equitable basis over time.

Compensation Structure of Portfolio Managers

PIMCO has adopted a “Total Compensation Plan” for its professional level employees, including its portfolio managers, which is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with PIMCO’s mission statement. The Total Compensation Plan includes a significant incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to PIMCO. The compensation of portfolio managers consists of a base salary, a bonus and may include a retention bonus. The portfolio managers who are Managing Directors of PIMCO also receive compensation from PIMCO’s profits. Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation. PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

Salary and Bonus. Base salaries are determined by considering an individual portfolio manager’s experience and expertise and may be reviewed for adjustment annually. Portfolio managers are entitled to receive bonuses, which may be significantly more than their base salary, upon attaining certain performance objectives based on predetermined measures of group or department success. These goals are specific to individual portfolio managers and are mutually agreed upon annually by each portfolio manager and his or her manager. Achievement of these goals is an important, but not exclusive, element of the bonus decision process.

In addition, the following non-exclusive list of qualitative criteria (collectively, the “Bonus Factors”) may be considered when determining the bonus for portfolio managers.

•                  3-year, 2-year and 1-year dollar-weighted and account-weighted investment pre-tax performance as judged against the Barclays Capital U.S. Aggregate Bond Index and relative to applicable industry peer groups;

•                  Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

•                  Amount and nature of assets managed by the portfolio manager;

•                  Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

•                  Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

•                  Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

•                  Contributions to asset retention, gathering and client satisfaction;

•                  Contributions to mentoring, coaching and/or supervising; and

•                  Personal growth and skills added.

A portfolio manager’s compensation is not based directly on the performance of any portfolio or any other account managed by that portfolio manager.  Final award amounts are determined by the PIMCO Compensation Committee.

Retention Bonuses. Certain portfolio managers may receive a discretionary, fixed amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO. Each portfolio manager who is a Senior Vice President or Executive Vice President of PIMCO receives a variable amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO.

Investment professionals, including portfolio managers, are eligible to participate in a Long Term Cash Bonus Plan (“Cash Bonus Plan”), which provides cash awards that appreciate or depreciate based upon the performance of PIMCO’s parent company, Allianz Global Investors of America L.P. (“AGI”) and PIMCO over a three-year period. The aggregate amount available for distribution to participants is based upon AGI’s profit growth and PIMCO’s profit growth. Participation in the Cash Bonus Plan is based upon the Bonus Factors and the payment of benefits from the Cash Bonus Plan, is contingent upon continued employment at PIMCO.

Profit Sharing Plan. Instead of a bonus, portfolio mangers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Managing Director Compensation Committee, based upon an individual’s overall contribution to PIMCO and the Bonus Factors. Under his employment agreement, William Gross receives a fixed percentage of the profit sharing plan.

Allianz Transaction Related Compensation. In May 2000, a majority interest in the predecessor holding company of PIMCO was acquired by a subsidiary of Allianz AG (“Allianz”). In connection with the transaction, Mr. Gross received a grant of restricted stock of Allianz, the last of which vested on May 5, 2005.

From time to time, under the PIMCO Class B Unit Purchase Plan, Managing Directors and certain executive management (including Executive Vice Presidents) of PIMCO may become eligible to purchase Class B Units of PIMCO. Upon their purchase, the Class B Units are immediately exchanged from Class A Units of PIMCO Partners, LLC, a California limited liability company that holds a minority interest in PIMCO and is owned by the Managing Directors and certain executive management of PIMCO. The Class A Units of PIMCO Partners, LLC entitle their holders to distributions of a portion of the profits of PIMCO. The PIMCO Compensation Committee determines which Managing Directors and executive management may purchase Class B Units and the number of Class B Units that each may purchase. The Class B Units are purchased pursuant to full recourse notes issued to the holder. The base compensation of each Class B Unit holder is increased in an amount equal to the principal amortization applicable to the notes given by the Managing Director or member of executive management.

Portfolio managers who are Managing Directors also have long-term employment contracts, which guarantee severance payments in the event of involuntary termination of a Managing Director’s employment with PIMCO.

Portfolio Manager Ownership of Securities

The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2008, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans:

Dollar Range of
Portfolio Manager	Fund Shares Owned

William Gross	None

ING Pioneer Equity Income Portfolio

Sub-Adviser

Pioneer Investment Management, Inc (“Pioneer”)

Other Managed Accounts

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2008:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts(1)	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
John A. Carey	10	$6,313,804,000	3	$1,650,610,000	1	$14,639,000
Walter Hunnewell, Jr.	10	$6,313,804,000	3	$1,650,610,000	1	$14,639,000

(1)  Of the 10 accounts 1 with total assets of $4,604,373,000 has an advisory fee based on performance.

Potential Conflicts of Interest

When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another.  The principal types of potential conflicts of interest that may arise are discussed below.  Pioneer does not believe that any material conflicts are likely to arise out of a portfolio manager’s responsibility for the management of the Portfolio as well as one or more other accounts.  Although Pioneer has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect its portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks.  Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another.  Pioneer has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interests.  (See “Compensation Structure of Portfolio Managers” below.)

A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as IPOs and private placements.  If, for example, an IPO that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the IPO.  Generally, investments for which there is limited availability are allocated based upon a range of factors including available cash and consistency with the accounts’ investment objectives and policies.  This allocation methodology necessarily involves some subjective elements but it intended over time to treat each client in an equitable and fair manner.  Generally, the investment opportunity is allocated among participating accounts on a pro rate basis.  Although, Pioneer believes that its practices are reasonably designed to treat each client in an equitable and fair manner, there may be instances where a fund may not participate, or may participate to a lesser degree than other clients, in the allocation of an investment opportunity.

A portfolio manager could favor one account over another in the order in which trades for the accounts are placed.  If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions.  The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price.  When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are “bunched,” which means that the trades for the individual accounts are aggregated and each account receives the same price.  There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements).  Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price.  Where those accounts or circumstances are involved, Pioneer will place the order in a manner intended to result in as favorable a price as possible for such client.

A portfolio manager could favor an account if the portfolio manager’s compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager.  If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager’s bonus achieve the best possible performance to the possible detriment of other accounts.  Similarly, if Pioneer receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager’s compensation.

A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns.  For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise.  For example, if a portfolio manager purchases a security for one account and sells the same security for another account, such trading pattern may disadvantage either the account that is long or short.  In making portfolio manager assignments, Pioneer seeks to avoid such potentially conflicting situations.  However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

Compensation Structure of Portfolio Managers

Pioneer has adopted a system of compensation for portfolio managers and seeks to align the financial interests of the portfolio managers with both those of shareholders of the accounts the portfolio managers manage, through incentive payments based in part on the relative investment performance of those funds, and also Pioneer through incentive payments based in part on Pioneer’s financial performance.  Pioneer’s compensation arrangements with its portfolio managers are determined on the basis of the portfolio manager’s overall services to Pioneer and its affiliates and not on the basis of specific funds or accounts managed by the portfolio manager.  The compensation program for all Pioneer portfolio managers includes a base salary (determined by the rank and tenure of the employee) and an annual bonus program, as well as customary benefits that are offered generally to all full-time employees.  Base compensation is fixed and normally reevaluated on an annual basis.  Pioneer seeks to set base compensation at market rates, taking into account the experience and responsibilities of the portfolio manager.  The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving superior investment performance and aligns the financial incentives of Pioneer and the investment professional.  Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be in excess of base salary.  The annual bonus is based upon a combination of the following factors:

•                  Quantitative Investment Performance.  The quantitative investment performance calculation is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-year period (20% weighting) and four-year period (80% weighting), measured for periods ending on December 31.  The accounts, which include the fund, are ranked against a group of mutual funds with similar investment objectives and investment focus (60%) and a broad-based securities market index measuring the performance of the same type of securities in which the accounts invest (40%), which, in the case of the Portfolio, is the Russell 1000® Value Index.  As a result of these two benchmarks, the performance of the portfolio manager for compensation purposes is measured against criteria that are relevant to the portfolio manager’s competitive universe.

•                  Qualitative Performance.  The qualitative performance component with respect to all of the accounts managed by the portfolio manager includes objectives, such as effectiveness in the areas of teamwork, leadership, communications and marketing that are mutually established and evaluated by each portfolio manager and management.

•                  Company Results and Business Line Results.  Pioneer’s financial performance, as well as the investment performance of its investment management group affect a portfolio manager’s actual bonus by a leverage factor of plus or minus (+/-) a predetermined percentage.

Certain portfolio managers participate in an incentive plan whereby senior executives or other key employees are granted options in stock of Pioneer Global Asset Management S.P.A., an affiliate of Pioneer, at the then fair value of the underlying stock.  These options are generally exercisable within three years.

Portfolio Manager Ownership of Securities

The following table shows the dollar range of shares of the Portfolio owned by each portfolio manager as of December 31, 2008, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.

Dollar Range of
Portfolio Manager	Fund Shares Owned

John A. Carey	None
Walter Hunnewell, Jr.	None

ING Pioneer Fund Portfolio

Sub-Adviser

Pioneer Investment Management, Inc (“Pioneer”)

Other Managed Accounts

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2008:

	Registered Investment Companies*		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
John A. Carey	10	$6,356,492,000	3	$1,650,610,000	1	$14,639,000
Walter Hunnewell, Jr	10	$6,356,492,000	3	$1,650,610,000	1	$14,639,000

*1 of these accounts with assets of $4,604,373,000 receives a performance-based fee.

Potential Conflicts of Interest

When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another.  The principal types of potential conflicts of interest that may arise are discussed below.  For the reasons outlined below, Pioneer does not believe that any material conflicts are likely to arise out of a portfolio manager’s responsibility for the management of the Portfolio as well as one or more other accounts.  Although Pioneer has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect its portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks.  Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another.  Pioneer has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interests. (See “Compensation Structure of Portfolio Managers” below.)

A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as IPOs and private placements.  If, for example, an IPO that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the IPO.  Generally, investments for which there is limited availability are allocated based upon a range of factors including available cash and consistency with the accounts’ investment objectives and policies.  This allocation methodology necessarily involves some subjective elements but is intended over time to treat each client in an equitable and fair manner.  Generally, the investment opportunity is allocated among participating accounts on a pro rata basis.  Although Pioneer believes that its practices are reasonably designed to treat each client in an equitable and fair manner, there may be instances where a portfolio may not participate, or may participate to a lesser degree than other clients, in the allocation of an investment opportunity.

A portfolio manager could favor one account over another in the order in which trades for the accounts are placed.  If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions.  The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price.  When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are “bunched,” which means that the trades for the individual accounts are aggregated and each account receives the same price.  There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements).  Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price.  Where those accounts or circumstances are involved, Pioneer will place the order in a manner intended to result in as favorable a price as possible for such client.

A portfolio manager could favor an account if the portfolio manager’s compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager.  If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager’s bonus achieve the best possible performance to the possible detriment of other accounts.  Similarly, if Pioneer receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager’s compensation.

A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns.  For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise.  For example, if a portfolio manager purchases a security for one account and sells the same security for another account, such trading pattern may disadvantage either the account that is long or short.  In making portfolio manager assignments, Pioneer seeks to avoid such potentially conflicting situations.  However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

Compensation Structure of Portfolio Managers

Pioneer has adopted a system of compensation for portfolio managers and seeks to align the financial interests of the portfolio managers with both those of shareholders of the accounts the portfolio managers manage, through incentive payments based in part on the relative investment performance of those funds, and also Pioneer through incentive payments based in part on Pioneer’s financial performance.  Pioneer’s compensation arrangements with its portfolio managers are determined on the basis of the portfolio manager’s overall services to Pioneer and its affiliates and not on the basis of specific funds or accounts managed by the portfolio manager.  The compensation program for all Pioneer portfolio managers includes a base salary (determined by the rank and tenure of the employee) and an annual bonus program, as well as customary benefits that are offered generally to all full-time employees.  Base compensation is fixed and normally reevaluated on an annual basis.  Pioneer seeks to set base compensation at market rates, taking into account the experience and responsibilities of the portfolio manager.  The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving superior investment performance and aligns the financial incentives of Pioneer and the investment professional.  Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be in excess of base salary.  The annual bonus is based upon a combination of the following factors:

•                  Quantitative Investment Performance.  The quantitative investment performance calculation is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-year period (20% weighting) and four-year period (80% weighting), measured for periods ending on December 31.  The accounts, which include the Portfolio, are ranked against a group of mutual funds with similar investment objectives and investment focus (60%) and a broad-based securities market index measuring the performance of the same type of securities in which the accounts invest (40%), which, in the case of the Portfolio, is the S&P 500® Index.  As a result of these two benchmarks, the performance of the portfolio manager for compensation purposes is measured against criteria that are relevant to the portfolio manager’s competitive universe.

•                  Qualitative Performance.  The qualitative performance component with respect to all of the accounts managed by the portfolio manager includes objectives, such as effectiveness in the areas of teamwork, leadership, communications and marketing, which are mutually established and evaluated by each portfolio manager and management.

•                  Pioneer Results and Business Line Results.  Pioneer’s financial performance, as well as the investment performance of its investment management group affect a portfolio manager’s actual bonus by a leverage factor of plus or minus (+/-) a predetermined percentage.

Certain portfolio managers participate in an incentive plan whereby senior executives or other key employees are granted options in stock of Pioneer Global Asset Management S.P.A., an affiliate of Pioneer, at the then fair value of the underlying stock.  These options are generally exercisable within three years.

Portfolio Manager Ownership of Securities

The following table shows the dollar range of shares of the Portfolio owned by each portfolio manager as of December 31, 2008, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans:

Dollar Range of
Portfolio Manager	Fund Shares Owned

John A. Carey	None
Walter Hunnewell, Jr.	None

ING Pioneer Mid Cap Value Portfolio

Sub-Adviser

Pioneer Investment Management, Inc (“Pioneer”)

Other Managed Accounts

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2008:

	Registered Investment Companies*		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Timothy Horan*	3	$1,632,374,000	1	$313,555,000	4	$34,797,000
J. Rodman Wright**	3	$3,242,138,000	1	$313,555,000	4	$34,797,000

*1 of these accounts with assets of $1,431,172,000 receives a performance-based fee.

**2 of these accounts with assets of $3,062,936,000 receive a performance-based fee.

Potential Conflicts of Interest

When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another.  The principal types of potential conflicts of interest that may arise are discussed below.  For the reasons outlined below, Pioneer does not believe that any material conflicts are likely to arise out of a portfolio manager’s responsibility for the management of the Portfolio as well as one or more other accounts.  Although Pioneer has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect its portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks.  Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another.  Pioneer has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interests.  (See “Compensation Structure of Portfolio Managers” below.)

A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as IPOs and private placements.  If, for example, an IPO that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the IPO.  Generally, investments for which there is limited availability are allocated based upon a range of factors including available cash and consistency with the accounts’ investment objectives and policies.  This allocation methodology necessarily involves some subjective elements but is intended over time to treat each client in an equitable and fair manner.  Generally, the investment opportunity is allocated among participating accounts on a pro rata basis.  Although Pioneer believes that its practices are reasonably designed to treat each client in an equitable and fair manner, there may be instances where a portfolio may not participate, or may participate to a lesser degree than other clients, in the allocation of an investment opportunity.

A portfolio manager could favor one account over another in the order in which trades for the accounts are placed.  If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions.  The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price.  When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are “bunched,” which means that the trades for the individual accounts are aggregated and each account receives the same price.  There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements).  Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price.  Where those accounts or circumstances are involved, Pioneer will place the order in a manner intended to result in as favorable a price as possible for such client.

A portfolio manager could favor an account if the portfolio manager’s compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager.  If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager’s bonus achieve the best possible performance to the possible detriment of other accounts.  Similarly, if Pioneer receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager’s compensation.

A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns.  For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise.  For example, if a portfolio manager purchases a security for one account and sells the same security for another account, such trading pattern may disadvantage either the account that is long or short.  In making portfolio manager assignments, Pioneer seeks to avoid such potentially conflicting situations.  However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

Compensation Structure of Portfolio Managers

Pioneer has adopted a system of compensation for portfolio managers and seeks to align the financial interests of the portfolio managers with both those of shareholders of the accounts the portfolio managers manage, through incentive payments based in part on the relative investment performance of those funds, and also Pioneer through incentive payments based in part on Pioneer’s financial performance.  Pioneer’s compensation arrangements with its portfolio managers are determined on the basis of the portfolio manager’s overall services to Pioneer and its affiliates and not on the basis of specific funds or accounts managed by the portfolio manager.  The compensation program for all Pioneer portfolio managers includes a base salary (determined by the rank and tenure of the employee) and an annual bonus program, as well as customary benefits that are offered generally to all full-time employees.  Base compensation is fixed and normally reevaluated on an annual basis.  Pioneer seeks to set base compensation at market rates, taking into account the experience and responsibilities of the portfolio manager.  The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving superior investment performance and aligns the financial incentives of Pioneer and the investment professional.  Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be in excess of base salary.  The annual bonus is based upon a combination of the following factors:

•                  Quantitative Investment Performance.  The quantitative investment performance calculation is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-year period (20% weighting) and four-year period (80% weighting), measured for periods ending on December 31.  The accounts, which include the Portfolio, are ranked against a group of mutual funds with similar investment objectives and investment focus (60%) and a broad-based securities market index measuring the performance of the same type of securities in which the accounts invest (40%), which, in the case of the Portfolio, is the S&P 500® Index.  As a result of these two benchmarks, the performance of the portfolio manager for compensation purposes is measured against criteria that are relevant to the portfolio manager’s competitive universe.

•                  Qualitative Performance.  The qualitative performance component with respect to all of the accounts managed by the portfolio manager includes objectives, such as effectiveness in the areas of teamwork, leadership, communications and marketing,that are mutually established and evaluated by each portfolio manager and management.

•                  Pioneer Results and Business Line Results.  Pioneer’s financial performance, as well as the investment performance of its investment management group affect a portfolio manager’s actual bonus by a leverage factor of plus or minus (+/-) a predetermined percentage.

Certain portfolio managers participate in an incentive plan whereby senior executives or other key employees are granted options in stock of Pioneer Global Asset Management S.P.A., an affiliate of Pioneer, at the then fair value of the underlying stock.  These options are generally exercisable within three years.

Portfolio Manager Ownership of Securities

The following table shows the dollar range of shares of the Portfolio owned by each portfolio manager as of December 31, 2008, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans:

Dollar Range of
Portfolio Manager	Fund Shares Owned

Timothy Horan	None
J. Rodman Wright	None

ING Stock Index Portfolio

Sub-Adviser

ING Investment Management Co. (“ING IM”)

Other Managed Accounts

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2008:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts(1)	Total Assets
Vincent Costa	52	$5,987,005,931	8	$534,393,327	25	$2,483,302,868

(1) One of these accounts managed with total assets of $41,130,725 have a performance-based fee.

Potential Conflicts of Interest

From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the Portfolio and management of other accounts. These accounts may include, among others, mutual funds, separately managed advisory accounts, commingled trust accounts, insurance separate accounts, model portfolios used for wrap fee programs and hedge funds. Potential conflicts include, for example, conflicts among investment strategies, conflicts in the allocation of investment opportunities, or conflicts due to different fees. As part of its compliance program, ING IM has adopted policies and procedures that seek to address and minimize the effects of these conflicts.

While ING IM does not monitor the specific amount of time that a portfolio manager spends on a single account, senior personnel periodically review the performance of portfolio managers as well as periodically assess whether the portfolio manager has adequate resources to effectively manage the accounts assigned to that portfolio manager.

Portfolio managers make investment decisions for each account based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that account. Consequently, portfolio managers may recommend the purchase (or sale) of certain securities for one account and not another account. Generally, however, accounts in a particular product strategy with similar objectives are managed similarly. While these accounts have many similarities, the investment performance of each account will be different primarily due to differences in guidelines, fees, expenses and cash flows.

A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Portfolio and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Portfolio and the other accounts to participate fully.  Similarly, there may be limited opportunity to sell an investment held by the Portfolio and another account.

ING IM has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.  These policies and procedures address the allocation of limited investment opportunities, such as IPOs and the allocation of transactions across multiple accounts.  Purchases of money market instruments and fixed-income securities cannot always be allocated pro rata across the accounts with the same investment strategy and objective. However, ING IM attempts to mitigate any potential unfairness by basing non pro rata allocations upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of ING IM so that fair and equitable allocation will occur over time.

A portfolio manager may manage an account which may have materially higher fee arrangements than the Portfolio and may also have a performance-based fee.  Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to the Portfolio. ING IM has adopted policies and procedures reasonably designed to allocate investment opportunities between such other accounts and the Portfolio on a fair and equitable basis over time.

Finally, a potential conflict of interest may arise because the investment mandates for certain other accounts, such hedge funds, may allow extensive use of short sales, which, in theory, could allow them to enter into short positions in securities where other accounts hold long positions.  ING IM has policies and procedures reasonably designed to limit and monitor short sales by the other accounts to avoid harm to the Portfolios.

Compensation Structure of Portfolio Manager

Compensation consists of (a) fixed base salary; (b) bonus which is based on ING IM performance, one and three year pre-tax performance of the accounts the portfolio managers are primarily and jointly responsible for relative to account benchmarks and peer universe performance, and revenue growth of the accounts they are responsible for; and (c) long-term equity awards tied to the performance of our parent company, ING Groep.

Portfolio managers are also eligible to participate in an annual cash incentive plan.  The overall design of the ING IM annual incentive plan was developed to closely tie pay to performance, structured in such a way as to drive performance and promote retention of top talent.  As with base salary compensation, individual target awards are determined and set based on external market data and internal comparators.  Investment performance is measured on both relative and absolute performance in all areas.  ING IM has defined indices and, where applicable, peer groups including but not limited to the S&P 500® Index and set performance goals to appropriately reflect requirements for each investment team.  The measures for each team are outlined on a “scorecard” that is reviewed on an annual basis.  These scorecards reflect a comprehensive approach to measuring investment performance versus both benchmarks and peer groups over one and three year periods and year-to-date net cash flow (changes in the accounts’ net assets not attributable in the value of the accounts’ investments) for all accounts managed by the team.  The results for overall IIM scorecards are calculated on an asset weighted performance basis of the individual team scorecards.

Investment professionals’ performance measures for bonus determinations are weighted by 25% being attributable to the overall ING IM performance and 75% attributable to their specific team results (60% investment performance and 15% net cash flow).

Based on job function, internal comparators and external market data, portfolio managers participate in the ING Long-Term Incentive Plan.  Plan awards are based on the current year’s performance as defined by the ING IM component of the annual incentive plan.  The awards vest in three years and are paid in a combination of ING restricted stock, stock options and restricted performance units.

Portfolio managers whose base salary compensation exceeds a particular threshold may participate in ING’s deferred compensation plan.  The plan provides an opportunity to invest deferred amounts of compensation in mutual funds, ING stock or at an annual fixed interest rate.  Deferral elections are done on an annual basis and the amount of compensation deferred is irrevocable.

Portfolio Manager Ownership of Securities

The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2008, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans:

Dollar Range of
Portfolio Manager	Fund Shares Owned

Vincent Costa	None

ING T. Rowe Price Capital Appreciation Portfolio

Sub-Adviser

T. Rowe Price Associates, Inc. (“T. Rowe Price”)

Other Managed Accounts

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2008:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)*	Number of Accounts	Total Assets (in millions)*	Number of Accounts	Total Assets (in millions)*
David R. Giroux, CFA	3	$8,129.4	1	$69.6	0	$0

* Please note that the portfolio manager named above did not manage any accounts for which advisory fees are based on performance.

Potential Conflicts of Interest

T. Rowe Price is not aware of any material conflicts of interest that may arise in connection with the portfolio manager’s management of the Portfolio’s investments and the investments of the other account(s).

Portfolio managers at T. Rowe Price typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), and commingled trust accounts. Portfolio managers make investment decisions for the Portfolio based on the investment objective, policies, practices and other relevant investment considerations that the managers believe are applicable to the Portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price has adopted brokerage and trade allocation policies and procedures which it believes are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, as disclosed under the “Compensation Structure of Portfolio Managers” section, our portfolio managers’ compensation is determined in the same manner with respect to all portfolios managed by the portfolio managers.

Compensation Structure of Portfolio Managers

Portfolio managers’ compensation consists primarily of a base salary, a cash bonus and an equity incentive that usually comes in the form of a stock option grant. Occasionally, portfolio managers will also have the opportunity to participate in certain investment partnerships. Compensation is variable and is determined based on the following factors:

Investment performance over one-, three-, five- and ten-year periods is the most important input. We evaluate performance in absolute, relative and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to a broad based index (ex., S&P 500® Index) and an applicable Lipper Index (ex., Large-Cap Growth), though other benchmarks may be used as well. Investment results are also measured against comparably managed funds of competitive investment management firms. Performance is primarily measured on a pre-tax basis though tax-efficiency is considered and is especially important for tax efficient funds.  Compensation is viewed with a long-term time horizon.  The more consistent a manager’s performance over time, the higher the compensation opportunity. The increase or decrease in the Portfolio’s assets due to the purchase or sale of Portfolio shares is not considered a material factor.

Contribution to our overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring our younger analysts and being good corporate citizens are important components of our long term success and are highly valued.

All employees at T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.

This compensation structure is used for all portfolios managed by the portfolio manager.

Portfolio Managers’ Ownership of Securities

The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2008, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans:

Dollar Range of
Portfolio Manager	Fund Shares Owned

David R. Giroux, CFA	None

ING T. Rowe Price Equity Income Portfolio

Sub-Adviser

T. Rowe Price Associates, Inc. (“T. Rowe Price”)

Other Managed Accounts

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2008:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)*	Number of Accounts	Total Assets (in millions)*	Number of Accounts	Total Assets (in millions)*
Brian C. Rogers	14	$19,272.9	2	$687.2	9	$511.2

* Please note that the portfolio manager named above did not manage any accounts for which advisory fees are based on performance.

Potential Conflicts of Interest

T. Rowe Price is not aware of any material conflicts of interest that may arise in connection with the portfolio manager’s management of the Portfolio’s investments and the investments of the other account(s).

Portfolio managers at T. Rowe Price typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), and commingled trust accounts. Portfolio managers make investment decisions for the Portfolio based on the investment objective, policies, practices and other relevant investment considerations that the managers believe are applicable to the Portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price has adopted brokerage and trade allocation policies and procedures which it believes are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, as disclosed under the “Compensation Structure of Portfolio Managers” section, our portfolio managers’ compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager.

Compensation Structure of Portfolio Manager

Portfolio manager compensation consists primarily of a base salary, a cash bonus and an equity incentive that usually comes in the form of a stock option grant. Occasionally, portfolio managers will also have the opportunity to participate in certain investment partnerships. Compensation is variable and is determined based on the following factors:

Investment performance over one-, three-, five- and ten-year periods is the most important input. We evaluate performance in absolute, relative and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to a broad based index (ex., S&P 500® Index) and an applicable Lipper Index (ex., Large-Cap Growth), though other benchmarks may be used as well. Investment results are also measured against comparably managed funds of competitive investment management firms. Performance is primarily measured on a pre-tax basis though tax-efficiency is considered and is especially important for tax efficient funds.  Compensation is viewed with a long-term time horizon. The more consistent a manager’s performance over time, the higher the compensation opportunity. The increase or decrease in the Portfolio’s assets due to the purchase or sale of Portfolio shares is not considered a material factor.

Contribution to our overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring our younger analysts and being good corporate citizens are important components of our long term success and are highly valued.

All employees at T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.

This compensation structure is used for all portfolios managed by the portfolio manager.

Portfolio Manager Ownership of Securities

The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2008, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans:

Dollar Range of
Portfolio Manager	Fund Shares Owned

Brian C. Rogers	None

ING T. Rowe Price Personal Strategy Growth Portfolio

Sub-Adviser

T. Rowe Price Associates, Inc. (“T. Rowe Price”)

Other Managed Accounts

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2008:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)*	Number of Accounts	Total Assets (in millions)*	Number of Accounts	Total Assets (in millions)*
Edmund M. Notzon III	24	$39,735.3	57	$4,154.9	17	$1,454.2

* Includes assets of underlying registered investment companies and other portfolios in fund-of-funds where Mr. Notzon is the lead portfolio manager.

Potential Conflicts of Interest

T. Rowe Price is not aware of any material conflicts of interest that may arise in connection with the portfolio manager’s management of the Portfolio’s investments and the investments of the other account(s).

Portfolio managers at T. Rowe Price typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), and commingled trust accounts. Portfolio managers make investment decisions for the Portfolio based on the investment objective, policies, practices and other relevant investment considerations that the managers believe are applicable to the Portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price has adopted brokerage and trade allocation policies and procedures which it believes are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, as disclosed under the “Compensation Structure of Portfolio Managers” section, our portfolio managers’ compensation is determined in the same manner with respect to all portfolios managed by the portfolio managers.

Compensation Structure of Portfolio Managers

Portfolio managers’ compensation consists primarily of a base salary, a cash bonus and an equity incentive that usually comes in the form of a stock option grant. Occasionally, portfolio managers will also have the opportunity to participate in venture capital partnerships. Compensation is variable and is determined based on the following factors:

Investment performance over one-, three-, five- and ten-year periods is the most important input. We evaluate performance in absolute, relative and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to a broad based index (S&P 500® Index) and an applicable Lipper Index (Lipper Mixed-Asset Target Allocation Growth Funds Index), though other benchmarks may be used as well. Investment results are also measured against comparably managed funds of competitive investment management firms. Performance is primarily measured on a pre-tax basis though tax-efficiency is considered and is especially important for tax efficient funds.  Compensation is viewed with a long-term time horizon.  The more consistent a manager’s performance over time, the higher the compensation opportunity. The increase or decrease in the Portfolio’s assets due to the purchase or sale of Portfolio shares is not considered a material factor.

Contribution to our overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring our younger analysts and being good corporate citizens are important components of our long term success and are highly valued.

All employees at T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.

This compensation structure is used for all portfolios managed by the portfolio manager.

Portfolio Managers’ Ownership of Securities

The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2008, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans:

Dollar Range of
Portfolio Manager	Fund Shares Owned

Edmund M. Notzon III	None

ING Templeton Global Growth Portfolio

Sub-Adviser

Templeton Global Advisors Limited (“Templeton Global Advisors”)

Other Managed Accounts

The following table shows the number of accounts and total assets in the accounts managed by each portfolio manager as of December 31, 2008:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions) (1)	Number of Accounts	Total Assets (in millions) (1)	Number of Accounts	Total Assets (in millions) (1)
Cindy Sweeting, CFA	6	$23,165.7	2	$4,830	4	$1,587.8
Tucker Scott, CFA	14	$32,143.8	8	$8,913.4	13	$3,308.5
Lisa F. Myers, CFA	8	$29,324.3	8	$8,382.6	7	$1,078.4

None of the accounts have a performance-based fee.

Potential Conflicts of Interest

The management of multiple funds, including the Portfolio, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The manager seeks to manage such competing interests for the time and attention of the portfolio managers by having the portfolio managers focus on a particular investment discipline.  Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Portfolio.  Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. The separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Portfolio may outperform the securities selected for the Portfolio. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Portfolio may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management.  As such, there may be an indirect relationship between a portfolio manager’s marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest.  While the funds and the manager have adopted a Code of Ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The manager and the Portfolio have adopted certain compliance procedures that are designed to address these, and other, types of conflicts.  However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Compensation Structure of Portfolio Manager

The manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals.  Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package.  Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:

Base Salary.  Each portfolio manager is paid a base salary.

Annual Bonus. Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%).  The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Franklin Resources and mutual funds advised by the manager.  The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the manager and/or other officers of the manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

•                  Investment performance.  Primary consideration is given to the historic investment performance over the 1, 3- and 5- preceding years of all accounts managed by the portfolio manager.  The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or the MSCI World IndexSM as appropriate.

•                  Research. Where the portfolio management team also has research responsibilities, each portfolio manager is evaluated on the number and performance of recommendations over time, productivity and quality of recommendations, and peer evaluation.

•                  Non-investment performance.  For senior portfolio managers, there is a qualitative evaluation based on leadership and the mentoring of staff.

•                  Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in the manager’s appraisal.

Additional long-term equity-based compensation

Portfolio managers may also be awarded restricted shares or units of Franklin Resources stock or restricted shares or units of one or more mutual funds, and options to purchase common shares of Franklin Resources stock. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the manager.

Portfolio Manager Ownership of Securities

The following table shows the dollar range of shares of the Portfolio owned by each portfolio manager as of December 31, 2008 including investments by his/her immediate family members and amounts invested through retirement and deferred compensation plans:

Dollar Range of
Portfolio Manager	Fund Shares Owned

Cindy Sweeting	None
Tucker Scott	None
Lisa F. Myers	None

ING Van Kampen Capital Growth Portfolio

Sub-Adviser

Morgan Stanley Investment Management Inc. d/b/a Van Kampen (“Van Kampen”)

Other Managed Accounts

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2008:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Dennis Lynch	28	$10,892,613,443	2	$464,242,611	4,376	$3,035,747,363
David Cohen	28	$10,892,613,443	2	$464,242,611	4,376	$3,035,747,363
Sam Chainani, CFA	28	$10,892,613,443	2	$464,242,611	4,376	$3,035,747,363
Alexander Norton	28	$10,892,613,443	2	$464,242,611	4,376	$3,035,747,363
Jason Yeung	28	$10,892,613,443	2	$464,242,611	4,376	$3,035,747,363

None of the accounts managed are subject to performance fees.

Potential Conflicts of Interest

Because the portfolio managers manage assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Investment Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund.  In addition, a conflict of interest could exist to the extent the Investment Adviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Investment Adviser’s employee benefits and/or deferred compensation plans.  The portfolio manager may have an incentive to favor these accounts over others.  If the Investment Adviser manages accounts that engage in short sales of securities of the type in which the Fund invests, the Investment Adviser could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.  The Investment Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

Compensation Structure of Portfolio Managers

Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all funds/accounts managed by the portfolio managers.

BASE SALARY COMPENSATION. Generally, portfolio managers receive base salary compensation based on the level of their position with the Investment Adviser.

DISCRETIONARY COMPENSATION. In addition to base compensation, portfolio managers may receive discretionary compensation.

Discretionary compensation can include:

•          Cash Bonus.

•          Morgan Stanley’s Long Term Incentive Compensation awards - a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock or other investments that are subject to vesting and other conditions.

•          Investment Management Alignment Plan (“IMAP”) awards - a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Investment Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 100% of the IMAP deferral into a combination of the designated funds they manage that are included in the IMAP fund menu, which may or may not include the Fund.

•          Voluntary Deferred Compensation Plans - voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and directly or notionally invest the deferred amount: (1) across a range of designated investment funds, including funds advised by the Investment Adviser or its affiliates; and/or (2) in Morgan Stanley stock units.

Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

•          Investment performance. A portfolio manager’s compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against a fund’s/account’s primary benchmark (as set forth in the fund’s prospectus), indices and/or peer groups where applicable. Generally, the greatest weight is placed on the three- and five-year periods.

•          Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

•          Contribution to the business objectives of the Investment Adviser.

•          The dollar amount of assets managed by the portfolio manager.

•          Market compensation survey research by independent third parties.

•          Other qualitative factors, such as contributions to client objectives.

•          Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the investment team(s) of which the portfolio manager is a member.

Portfolio Manager Ownership of Securities

The following table shows the dollar range of shares of the Portfolio owned by each portfolio manager as of December 31, 2008, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans:

Dollar Range of
Portfolio Manager	Fund Shares Owned

Dennis Lynch	None
David Cohen	None
Sam Chainani	None
Alexander Norton	None
Jason Yeung	None

ING Van Kampen Global Franchise Portfolio

Sub-Adviser

Morgan Stanley Investment Management Inc. d/b/a Van Kampen (“Van Kampen”)

Other Managed Accounts

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2008:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Paras Dodhia	7	$1,853,964,255	4	$1,900,726,258	27	$5,547,659,929
Michael Allison, CFA	7	$1,853,964,255	4	$1,900,726,258	27	$5,547,659,929
Jayson Vowles	7	$1,853,964,255	4	$1,900,726,258	27	$5,547,659,929

None of the accounts managed are subject to performance fees.

Potential Conflicts of Interest

Because the portfolio managers manage assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Investment Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund.  In addition, a conflict of interest could exist to the extent the Investment Adviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Investment Adviser’s employee benefits and/or deferred compensation plans.  The portfolio manager may have an incentive to favor these accounts over others.  If the Investment Adviser manages accounts that engage in short sales of securities of the type in which the Fund invests, the Investment Adviser could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.  The Investment Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

Compensation Structure of Portfolio Managers

Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all funds/accounts managed by the portfolio managers.

BASE SALARY COMPENSATION. Generally, portfolio managers receive base salary compensation based on the level of their position with the Investment Adviser.

DISCRETIONARY COMPENSATION. In addition to base compensation, portfolio managers may receive discretionary compensation.

Discretionary compensation can include:

•          Cash Bonus.

•          Morgan Stanley’s Long Term Incentive Compensation awards - a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock or other investments that are subject to vesting and other conditions.

•          Investment Management Alignment Plan (“IMAP”) awards - a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Investment Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 100% of the IMAP deferral into a combination of the designated funds they manage that are included in the IMAP fund menu, which may or may not include the Fund.

•          Voluntary Deferred Compensation Plans - voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and directly or notionally invest the deferred amount: (1) across a range of designated investment funds, including funds advised by the Investment Adviser or its affiliates; and/or (2) in Morgan Stanley stock units.

Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

•          Investment performance. A portfolio manager’s compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against a fund’s/account’s primary benchmark (as set forth in the fund’s prospectus), indices and/or peer groups where applicable. Generally, the greatest weight is placed on the three- and five-year periods.

•          Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

•          Contribution to the business objectives of the Investment Adviser.

•          The dollar amount of assets managed by the portfolio manager.

•          Market compensation survey research by independent third parties.

•          Other qualitative factors, such as contributions to client objectives.

•          Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the investment team(s) of which the portfolio manager is a member.

Portfolio Manager Ownership of Securities

The following table shows the dollar range of shares of the Portfolio owned by each portfolio manager as of December 31, 2008, including investments by his/her immediate family members and amounts invested through retirement and deferred compensation plans:

Dollar Range of
Portfolio Manager	Fund Shares Owned

Paras Dodhia	None
Michael Allison	None
Jayson Vowles	None

ING Van Kampen Global Tactical Asset Allocation Portfolio

Sub-Adviser

Morgan Stanley Investment Management Inc. d/b/a Van Kampen (“Van Kampen”)

Other Managed Accounts

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2008:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts*
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Francine J. Bovich	4	$647,172,866	1	$62,567,033	14	$5,830,845,928

* One of these accounts with assets of $198,474,926 is subject to a performance-based fee.

Potential Conflicts of Interest

Because the portfolio managers manage assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Sub-Adviser may receive fees from certain accounts that are higher than the fee it receives from the Portfolio, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Portfolio.  In addition, a conflict of interest could exist to the extent the Sub-Adviser has proprietary investments in certain accounts, where portfolio manager has personal investments in certain accounts or when certain accounts are investment options in the Sub-Adviser’s employee benefits and/or deferred compensation plans.  The portfolio manager may have an incentive to favor these accounts over others.  If the Sub-Adviser manages accounts that engage in short sales of securities of the type in which the Portfolio invests, the Sub-Adviser could be seen as harming the performance of the Portfolio for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.  The Sub-Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

Compensation Structure of Portfolio Manager

Portfolio manager receives a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all portfolios/accounts managed by the portfolio manager.

BASE SALARY COMPENSATION. Generally, portfolio manager receives base salary compensation based on the level of their position with the Sub-Adviser.

DISCRETIONARY COMPENSATION. In addition to base compensation, the portfolio manager may receive discretionary compensation.

Discretionary compensation can include:

•          Cash Bonus.

•          Morgan Stanley’s Long Term Incentive Compensation awards - a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock or other investments that are subject to vesting and other conditions.

•          Investment Management Alignment Plan (“IMAP”) awards - a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated portfolios advised by the Sub-Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 100% of the IMAP deferral into a combination of the designated portfolios they manage that are included in the IMAP portfolio menu, which may or may not include the Portfolio.

•          Voluntary Deferred Compensation Plans - voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and directly or notionally invest the deferred amount: (1) across a range of designated investment portfolios, including portfolios advised by the Investment Adviser or its affiliates; and/or (2) in Morgan Stanley stock units.

Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

•          Investment performance. A portfolio manager’s compensation is linked to the pre-tax investment performance of the portfolios/accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against a portfolio’s/account’s primary benchmark (as set forth in the portfolio’s prospectus), indices and/or peer groups where applicable. Generally, the greatest weight is placed on the three- and five-year periods.

•          Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

•          Contribution to the business objectives of the Sub-Adviser.

•          The dollar amount of assets managed by the portfolio manager.

•          Market compensation survey research by independent third parties.

•          Other qualitative factors, such as contributions to client objectives.

•          Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the investment team(s) of which the portfolio manager is a member.

Portfolio Manager Ownership of Securities

The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2008, including investments by her immediate family members and amounts invested through retirement and deferred compensation plans:

Dollar Range of
Portfolio Manager	Portfolio Shares Owned

Francine J. Bovich	None

ING Van Kampen Growth and Income Portfolio

Sub-Adviser

Morgan Stanley Investment Management Inc. d/b/a Van Kampen (“Van Kampen”)

Other Managed Accounts

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2008.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Thomas Bastain, CFA	13	$21,223,322,093	0	$0	11	$2,283,905,080
Mark Laskin	13	$21,223,322,093	0	$0	11	$2,283,905,080
Sergio Marcheli	13	$21,223,322,093	0	$0	11	$2,283,905,080
James O. Roeder	13	$21,223,322,093	0	$0	11	$2,283,905,080
Mary Jayne Maly	13	$21,223,322,093	0	$0	9	$2,282,898,489

None of the Accounts Managed are subject to performance fees.

Potential Conflicts of Interest

Because the portfolio managers manage assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Investment Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund.  In addition, a conflict of interest could exist to the extent the Investment Adviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Investment Adviser’s employee benefits and/or deferred compensation plans.  The portfolio manager may have an incentive to favor these accounts over others.  If the Investment Adviser manages accounts that engage in short sales of securities of the type in which the Fund invests, the Investment Adviser could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.  The Investment Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

Compensation Structure of Portfolio Managers

Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all funds/accounts managed by the portfolio managers.

BASE SALARY COMPENSATION. Generally, portfolio managers receive base salary compensation based on the level of their position with the Investment Adviser.

DISCRETIONARY COMPENSATION. In addition to base compensation, portfolio managers may receive discretionary compensation.

Discretionary compensation can include:

•          Cash Bonus.

•          Morgan Stanley’s Long Term Incentive Compensation awards - a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock or other investments that are subject to vesting and other conditions.

•          Investment Management Alignment Plan (“IMAP”) awards - a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Investment Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 100% of the IMAP deferral into a combination of the designated funds they manage that are included in the IMAP fund menu, which may or may not include the Fund.

•          Voluntary Deferred Compensation Plans - voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and directly or notionally invest the deferred amount: (1) across a range of designated investment funds, including funds advised by the Investment Adviser or its affiliates; and/or (2) in Morgan Stanley stock units.

Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

•          Investment performance. A portfolio manager’s compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against a fund’s/account’s primary benchmark (as set forth in the fund’s prospectus), indices and/or peer groups where applicable. Generally, the greatest weight is placed on the three- and five-year periods.

•          Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

•          Contribution to the business objectives of the Investment Adviser.

•          The dollar amount of assets managed by the portfolio manager.

•          Market compensation survey research by independent third parties.

•          Other qualitative factors, such as contributions to client objectives.

•          Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the investment team(s) of which the portfolio manager is a member.

Portfolio Manager Ownership of Securities

The following table shows the dollar range of shares of the Portfolio owned by each portfolio manager as of December 31, 2008, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans:

Dollar Range of
Portfolio Manager	Fund Shares Owned

Thomas Bastian	None
Mark Laskin	None
Sergio Marcheli	None
James O. Roeder	None
Mary Jayne Maly	None

ING Wells Fargo Small Cap Disciplined Portfolio

Sub-Adviser

Wells Capital Management, Inc (“Wells Capital Management”)

Other Managed Accounts

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2008:

Other Pooled Investment
	Registered Investment Companies		Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
James M. Tringas(1)	N/A	N/A	N/A	N/A	N/A	N/A

None of these accounts are subject to performance fees.

(1)  Mr. Tringas began serving as Portfolio Manager on April 3, 2009.

Potential Conflicts of Interest

As an investment adviser, Wells Capital Management has fiduciary responsibilities to act in the best interests of its clients. Such duties include: (1) reasonable and independent basis for its investment advice; (2) seeking best price execution for clients’ securities transactions, ensuring that the investment advice is suitable to the client’s objectives; and (3) refraining from engaging in personal securities transactions inconsistent with client interests.

Wells Capital Management’s portfolio managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, Wells Capital Management has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

Wells Capital Management has an internal compliance group headed by the Director of Business Risk Management, Mai Shiver, who reports directly to the firm president. All employee investment activities are monitored by the internal compliance group according to the Compliance Manual and Code of Ethics documents, which set forth compliance policies, procedures and requirements for the firm and its employees.

Compensation Structure of Portfolio Managers

Wells Capital Management has a comprehensive and competitive compensation program. Wells Capital Management use annual surveys to reassess salary points, bonuses and deferred compensation.

Compensation for portfolio managers is geared toward relative investment performance within acceptable risk parameters and may reflect net asset changes. Research analysts are also evaluated based on the performance of the sectors that they cover in the portfolio and their security recommendations. Wells Capital Management uses custom-tailored personal scorecards to measure positive contributions to relative peer universe performance, the Russell 2000® Value Index and another component.  Wells Capital Management preset ranges so incentive opportunities are known and measured continually.

Talented investment professionals with proven success may also participate in a revenue sharing program that is tied to the success of their respective investment portfolios, aligns the interests of the investment team with the clients, and provides direct participation in the growth and success of the company and its clients.

Portfolio Manager Ownership of Securities

The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2008, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans:

Dollar Range of
Portfolio Manager	Fund Shares Owned
James M. Tringas	None

EXPENSE LIMITATION AGREEMENTS

The Advisers have entered into expense limitation agreements with the Portfolios listed below pursuant to which the Advisers have agreed to waive or limit their fees.  In connection with this agreement, the Advisers will assume other expenses so that the total annual —ordinary operating expenses of these Portfolios (which excludes interest, taxes, other investment related costs, extraordinary expenses (and acquired fund fees and expenses) such as litigation, other expenses not incurred in the ordinary course of each Portfolio’s business, and expenses of any counsel or other persons or services retained by the Portfolio’s Trustees who are not “interested persons” (as defined in the 1940 Act) of the Advisers) do not exceed the limits set forth below of the Portfolio’s average daily net assets, subject to possible recoupment by the Advisers within three years.

Portfolio	ADV Class	Class I	Class S	Service 2
BlackRock Inflation Protected Bond	1.23%	0.63%	0.88%	—
BlackRock Large Cap Growth	—	—	1.04%	—
Clarion Global Real Estate	1.50%	0.90%	1.15%	1.30%
Disciplined Small Cap Value	1.35%	0.75%	1.00%	1.15%
Focus 5	0.99%	0.39%	0.64%	N/A
Franklin Income	1.44%	0.74%	0.99%	1.24%
Goldman Sachs Commodity Strategy	1.55%	0.95%	1.20%	1.35%
Index Plus International Equity	1.15%	0.55%	0.80%	0.95%
JPMorgan Value Opportunities	1.13%	0.53%	0.78%	0.93%
Marsico International Opportunities	1.30%	0.70%	0.95%	1.10%
MFS Utilities	1.40%	0.80%	1.05%	1.20%
Multi-Manager International Small Cap	1.80%	1.20%	1.45%	1.60%
Pioneer Equity Income	1.29%	0.69%	0.94%	1.09%
Pioneer Mid Cap Value	1.25%	0.65%	0.90%	1.05%
T. Rowe Price Personal Strategy Growth	—	—	1.16%	—
Van Kampen Global Tactical Asset Allocation	—	—	1.18%	—
Wells Fargo Small Cap Disciplined	1.53%	0.93%	1.18%	1.33%

The expense limitation agreements for each of the above listed portfolios (except for ING Pioneer Mid Cap Value Portfolio) provide that the expense limitations shall continue until May 1, 2010.  For ING Pioneer Mid Cap Value Portfolio the expense limitation agreement shall continue to May 1, 2011.  These Portfolios’ expense limitation agreements are contractual and shall renew automatically for one-year terms unless the Advisers provide written notice of termination of the agreements to a lead Independent Trustee of the Registrant within ninety (90) days prior to the end of the then-current term or upon termination of the Agreement.  The expense limitation agreements may also be terminated by the Trust, without payment of any penalty, upon ninety (90) days’ prior notice to the Advisers at their principal place of business.  Pursuant to a side agreement effective December 1, 2008, DSL has effected an expense limit for ING Growth and Income Portfolio II, lowering the total operating expense to 1.20% for ADV Class shares, to 0.60% for Class I shares, to 0.85% for Class S shares and to 1.00% for Service 2  Class shares.  These waivers will be effective until earliest of either: (i) the merger of the Portfolio with and into ING VP Growth and Income Portfolio, a series of ING Variable Funds; or (ii) such a date as all votes with respect to the merger has been cast and the merger has not been affirmatively approved.

Further, pursuant to an Expense Limitation Agreement, dated September 23, 2005, DSL has affected an operating expense limit of 1.04% for Class S of BlackRock Large Cap Growth Portfolio.

ADMINISTRATOR

ING Funds Services (“Administrator”) serves as Administrator for BlackRock Inflation Protected Bond, Clarion Global Real Estate,  Disciplined Small Cap Value, Focus 5, Franklin Income, Goldman Sachs Commodity Strategy, Index Plus International Equity, JPMorgan Value Opportunities, Marsico International Opportunities, MFS Utilities, Multi-Manager International Small Cap, Pioneer Equity Income, T. Rowe Price Personal Strategy Growth, Van Kampen Global Tactical Asset Allocation and Wells Fargo Small Cap Disciplined Portfolios (“Administrator Portfolios”), pursuant to the administration agreement with the Trust.  Its principal place of business is 7337 East Doubletree Ranch Road, Scottsdale, Arizona  85258.  Subject to the supervision of the Board, the Administrator provides all administrative services necessary for the operation of the Administrator Portfolios except for those services performed by the Advisers under the Advisory Agreements, each Sub-Adviser under the respective sub-advisory agreements, if applicable, the Custodian for the Administrator Portfolios under the Custodian Agreement, the Transfer Agent under the Transfer Agency Agreement and such other service providers as may be retained by the Administrator Portfolios from time to time.  The Administrator acts as a liaison among these service providers to the Administrator Portfolios.  ING Funds Services also furnishes the Administrator Portfolios with adequate personnel, office space, communications facilities and other facilities necessary for the operation of the Administrator Portfolios.  These services include preparation of annual and other reports to shareholders and to the SEC.  ING Funds Services also handles the filing of federal, state and local income tax returns not being furnished by other service providers.  The Administrator is also responsible for monitoring the Administrator Portfolios’ compliance with applicable legal requirements and with their investment policies and restrictions for the Portfolios.

According to the Administration Agreement, the Administrator will pay all expenses incurred by it in connection with its activities, except such expenses as are assumed by the Trust under this Agreement, including, without limitation, the expenses of preparing registration statements including prospectuses and statements of additional information, shareholder reports and notices, proxy materials, and other documents filed with governmental agencies.

The Administration Agreement with ING Funds Services may be cancelled by the Trust on behalf of a Portfolio, without payment of any penalty, by a vote of a majority of the Trustees upon sixty (60) days’ written notice to the Administrator, or by the Administrator at any time, without the payment of any penalty upon sixty (60) days’ written notice to the Trust.

During periods when the Administrator Portfolios invest directly in investment securities, each pays the Administrator an annual fee, payable monthly in arrears, equal to 0.10% of average daily net assets. The Administrator is a wholly-owned subsidiary of ING Groep and the immediate parent company of the Adviser.

The Administrator did not receive any fees on behalf of T, Rowe Price Personal Strategy Growth Portfolio, because the Portfolio had not commenced operations as of the fiscal year ended December 31, 2008.

For the fiscal year ended December 31, 2008, each Portfolio paid 10% of its average net assets to the Administrator for administrative services in the amount set forth below.

PORTFOLIO	Fees (as a percentage of average net assets)	Fees received by the Administrator (in dollars)
BlackRock Inflation Protected Bond	0.10%	$176,356
Clarion Global Real Estate	0.10%	$422,750
Disciplined Small Cap Value	0.10%	$114,147
Focus 5	0.10%	$147,244
Franklin Income	0.10%	$635,509
Goldman Sachs Commodity Strategy(1)	0.10%	$195,316
Index Plus International Equity	0.10%	$407,553
JPMorgan Value Opportunities	0.10%	$303,710
Marsico International Opportunities	0.10%	$569,396
MFS Utilities	0.10%	$560,968
Multi-Manager International Small Cap(1)	0.10%	$89,709
Pioneer Equity Income	0.10%	$144,002
Van Kampen Global Tactical Asset Allocation(2)	0.10%	$6,416
Wells Fargo Small Cap Disciplined	0.10%	$138,282

(1)                                  Goldman Sachs Commodity Strategy and Multi-Manager International Small Cap commenced operations on April 28, 2008.  Reflects the period from April 28, 2008 to December 31, 2008.

(2)                                  Van Kampen Global Tactical Asset Allocation commenced operations on September 17, 2008.  Reflects the period from September 17, 2008 to December 31, 2008.

For the fiscal year ended December 31, 2007, each Portfolio paid 10% of its average net assets to the Administrator for administrative services in the amount set forth below.

PORTFOLIO	Fees (as a percentage of average net assets)	Fees received by the Administrator (in dollars)
BlackRock Inflation Protected Bond(1)	0.10%	$121,508
Clarion Global Real Estate	0.10%	$225,853
Disciplined Small Cap Value	0.10%	$162,137
Focus 5(2)	0.10%	$20,101

PORTFOLIO	Fees (as a percentage of average net assets)	Fees received by the Administrator (in dollars)
Franklin Income	0.10%	$372,555
Index Plus International Equity	0.10%	$631,081
JPMorgan Value Opportunities	0.10%	$366,257
Marsico International Opportunities	0.10%	$444,906
MFS Utilities	0.10%	$451,032
Pioneer Equity Income(3)	0.10%	$72,752
Wells Fargo Small Cap Disciplined	0.10%	$185,190

(1)          BlackRock Inflation Protected Bond commenced operations on April 30, 2007.  Reflects the eight-month period from April 30, 2007 to December 31, 2007.

(1)          Focus 5 commenced operations on August 20, 2007.  Reflects the five-month period from August 20, 2007 to December 31, 2007.

(2)          Pioneer Equity Income commenced operations on May 11, 2007.  Reflects the period from May 11, 2007 to December 31, 2007.

For the fiscal year ended December 31, 2006, each Portfolio paid fees to the Administrator for administrative services in the amount set forth below.

PORTFOLIO	Fees (as a percentage of average net assets)	Fees received by the Administrator (in dollars)
Clarion Global Real Estate	0.10%	$60,863
Disciplined Small Cap Value(1)	0.10%	$33,954
Franklin Income(1)	0.10%	$78,511
Index Plus International Equity	0.10%	$223,072
JPMorgan Value Opportunities	0.10%	$281,969
Marsico International Opportunities	0.10%	$292,135
MFS Utilities	0.10%	$212,804
Wells Fargo Small Cap Disciplined	0.10%	$109,013

(1)          For the period from April 28, 2006 through December 31, 2006.

DISTRIBUTION OF TRUST SHARES

ING Funds Distributor, LLC (“ING Funds Distributor” or “Distributor”) serves as the Portfolios’ distributor and principal underwriter. ING Funds Distributor’s principal executive offices are located at 1475 Dunwoody Drive, West Chester, PA 19380.  ING Funds Distributor is not obligated to sell a specific amount of the Portfolio’s shares.  ING Funds Distributor bears all expenses of providing distribution services including the costs of sales presentations, mailings, advertising, and any other marketing efforts by ING Funds Distributor in connection with the distribution or sale of the shares.  ING Funds Distributor also serves as Adviser to the Trust and therefore is an affiliate to the Trust.

On December 31, 2006, an internal reorganization was undertaken in which the distribution functions for the ING

Funds were transferred from DSI, the predecessor to DSL, to ING Funds Distributor. As a result of this transfer, ING Funds Distributor assumed all contractual obligations and became the sole distributor for the Portfolios.

The Trustees have classified shares of each of the Portfolios into four classes: ADV Class shares; Class I shares; Class S shares; and Service 2 Class shares. Disciplined Small Cap Value, Liquid Assets, T. Rowe Price Personal Strategy Growth and Van Kampen Global Tactical Asset Allocation Portfolios do not offer ADV Class shares.  T. Rowe Price Personal Strategy Growth and Van Kampen Global Tactical Asset Allocation Portfolios do not offer Class I shares. Disciplined Small Cap Value Portfolio does not offer Class S shares.  BlackRock Inflation Protected Bond, Disciplined Small Cap Value, Focus 5, Franklin Mutual Shares, T. Rowe Price Personal Strategy Growth and Van Kampen Global Tactical Asset Allocation Portfolios do not offer Service 2 Class Shares.  Shares of each class of each Portfolio represent an equal pro rata interest in a Portfolio and, generally, have identical voting, dividend, liquidation and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each class has a different designation; (b) each class of shares bears any expenses attributable to that class; and (c) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to it or its distribution arrangements or service arrangements and each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class.  In addition, the ADV Class, Class I, Class S and Service 2 shares have the features described below:

The ADV Class shares are not subject to an initial sales charge or contingent deferred sales charge, but are subject to a shareholder servicing fee of 0.25% of average daily net assets per annum and a Rule 12b-1 distribution fee of 0.50% of average daily net assets per annum.  ING Funds Distributor has agreed to waive a portion of the distribution fee for ADV Class shares.  The expense waiver will continue through at least May 1, 2010, but in any event, the Trust will notify shareholders if it intends to pay ING Funds Distributor more than 0.35% (not to exceed 0.50% under the current 12b-1 Plan) in the future.  ING Funds Distributor has agreed to waive a portion of the distribution fee for ADV Class shares of ING Stock Index Portfolio.  The expense waiver will continue through at least May 1, 2010, but in any event, the Trust will notify shareholders if it intends to pay ING Funds Distributor more than 0.28% (not to exceed 0.50% under the current 12b-1 Plan) in the future.

The Class I shares are not subject to an initial sales charge, contingent deferred sales charge, shareholder servicing fee or a Rule 12b-1 distribution fee.

The Class S shares are not subject to an initial sales charge, contingent deferred sales charge or Rule 12b-1 distribution fee, but are subject to a shareholder servicing fee of 0.25% of average daily net assets per annum.

The Service 2 shares are not subject to an initial sales charge or contingent deferred sales charge, but are subject to a shareholder servicing fee of 0.25% of average daily net assets per annum and a Rule 12b-1 distribution fee of 0.25% of average daily net assets per annum.  ING Funds Distributor has agreed to waive a portion of the distribution fee for Service 2 shares.  The expense waiver will continue through at least May 1, 2009, but in any event, the Trust will notify shareholders if it intends to pay ING Funds Distributor more than 0.15% (not to exceed 0.25% under the current 12b-1 Plan) in the future.

Distribution Plan for Service 2 Shares Only:

The Trust has adopted a distribution plan in accordance with Rule 12b-1 under the 1940 Act (the “12b-1 Plan”) on behalf of the Service 2 Class shares of the Portfolios (the “12b-1 Portfolios”).

The 12b-1 Plan provides that the Service 2 Class shares of the 12b-1 Portfolios shall pay a distribution fee (the “Distribution Fee”), for distribution services including payments to ING Funds Distributor, at annual rates not to exceed 0.25% of the average daily net assets of such 12b-1 Portfolios for distribution services.  The Distributor may use all or any portion of such Distribution Fee to pay for fund expenses of printing prospectuses and reports used for sales purposes, expenses of the preparation and printing of sales literature and other such distribution-related expenses.  The 12b-1 Plan was approved by all of the Trustees, including all of the Trustees who are not “interested persons” of the Trust, as defined in the 1940 Act, and who have no direct or indirect financial interest in the operation of the 12b-1 Plan.

Since the Distribution Fees are not directly tied to expenses, the amount of the Distribution Fees paid by a Portfolio during any year may be more or less than actual expenses incurred pursuant to the Distribution Plan.  For this reason, this type of arrangement is characterized by the staff of the SEC as being of the “reimbursement variety” (in contrast to “compensation” arrangements by which a distributor’s payments are directly linked to its expenses).  The Service 2 shares of the 12b-1 Portfolios are liable for any distribution expenses incurred in excess of the Distribution Fee paid for a period of 3- years. Each 12b-1 Portfolio’s Service 2 Class shares are entitled to exclusive voting rights with respect to matters concerning the 12b-1 Plan.

The 12b-1 Plan permits the 12b-1 Portfolios to pay the Distributor for remittances to an insurance company or any affiliate thereof, in order to compensate the insurance company or an affiliate thereof for costs incurred or paid in an amount not to exceed 0.25% of the average daily net assets of such 12b-1 Portfolio attributable to an insurance company’s variable contract owners during that quarterly period.  Expenses payable pursuant to the 12b-1 Plan include, but are not limited to, the following costs: (a) printing and mailing prospectuses and reports to prospective variable contract owners; (b) relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials intended for use by the insurance companies; (c) holding seminars and sales meetings designed to promote sales of the 12b-1 Portfolios’ shares; (d) obtaining information and providing explanations to variable contract owners regarding the 12b-1 Portfolios’ investment objectives and policies and other information about the 12b-1 Portfolios; (e) compensating sales personnel in connection with the allocation of cash values and premiums of the variable contracts; (f) training sales personnel regarding the 12b-1 Portfolios; and (g) financing any other activity that the Board determines is primarily intended to result in the sale of the 12b-1 Portfolios’ shares.  The Distributor provides the Trustees for their review, on a quarterly basis, a written report of the amounts expended under the 12b-1 Plan.  The 12b-1 Plan is subject to annual approval by the Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operations of the 12b-1 Plan, cast in-person at a meeting called for that purpose.  The 12b-1 Plan is terminable at any time, without penalty, by a vote of a majority of the Independent Trustees or by vote of a majority of the outstanding shares of each of the 12b-1 Portfolios.  The 12b-1 Plan may not be amended to increase materially the amount that may be spent for distribution by the 12b-1 Portfolios without the approval of a majority of the outstanding shares of each of the 12b-1 Portfolios.  Once terminated, no further payments shall be made under the 12b-1 Plan notwithstanding the existence of any unreimbursed current or carried forward distribution expenses.

The 12b-1 Plan was adopted because of its anticipated benefit to the 12b-1 Portfolios.  These anticipated benefits include increased promotion and distribution of the 12b-1 Portfolios’ shares, an enhancement in the 12b-1 Portfolios’ ability to maintain accounts and improve asset retention and increased stability of net assets for the 12b-1 Portfolios.

As of the fiscal year ended December 31, 2008, Service 2 Class shares of Disciplined Small Cap Value Portfolio and PIMCO Global Advantage did not commence operations.  As a result, no payment for the Portfolio was made under the 12b-1 Plan during 2008.

Shareholder Service Plan for Class S and Service 2 Shares Only:

Effective January 1, 2007, the Trust entered into a shareholder service plan (“Shareholder Service Plan”) on behalf of the Class S and Service 2 shares of the Trust.  Under the Shareholder Service Plan, ING Funds Distributor (the “Shareholder Services Agent”) has agreed to provide certain services including, but not limited to, the following: teleservicing support in connection with existing investments in the Portfolios; delivery and responding to inquiries respecting Trust Prospectuses, reports, notices, proxies and proxy statements and other information respecting the Portfolios; facilitation of the tabulation of Variable Contract owners’ votes in the event of a meeting of Trust shareholders; the conveyance of information relating to shares purchased and redeemed and share balances to the Trust, its transfer agent, or the Shareholder Servicing Agent as may be reasonably requested; provision of support services including providing information about the Trust and its Portfolios and answering questions respecting the Trust and its Portfolios, including questions respecting variable contact owners’ interest in one or more Portfolios; and provide such other related services as the Portfolios or a shareholder may request.  The Shareholder Servicing Agent may subcontract with other parties for the provision of shareholder support services.

In consideration of the services provided by the Shareholder Servicing Agent pursuant to the Shareholder Service Plan, the Shareholder Servicing Agent receives from each Portfolio’s Service 2 Class and Class S shares a fee of 0.25%, expressed as a percentage of the average daily net asset values of the Portfolio’s shares.

Shareholder Service and Distribution Plan for ADV Class Shares

The Trust has adopted a Shareholder Service and Distribution Plan (the “Service and Distribution Plan”) for the ADV Class shares dated May 29, 2003.  Under the Plan the Trust may pay to DSL a shareholder service fee (“Service Fee”) at the rate of 0.25%, on an annualized basis, of the average daily net assets of the Portfolios’ ADV Class shares.  The Service Fee may be used to pay for shareholder services provided to the Portfolios.  The Service and Distribution Plan provides that the ADV Class shares of the Portfolios shall pay a Distribution Fee for distribution services, including payments to ING Funds Distributor, at annual rates not to exceed 0.50% of the average daily net assets of such Portfolios for distribution services.  The Service and Distribution Plan permits the Portfolios to pay marketing and other fees to support the sale and distribution of the ADV Class shares of the Portfolios and for shareholder services provided by securities dealers (including ING Funds Distributor) and other financial intermediaries and plan administrators (“financial service firms”).

Since the Service Fees and Distribution Fees are not directly tied to expenses, the amount of the Distribution Fees paid by a Portfolio during any year may be more or less than actual expenses incurred pursuant to the Service and Distribution Plan.  For this reason, this type of arrangement is characterized by the staff of the SEC as being of the “compensation variety” (in contrast to “reimbursement” arrangements by which a distributor’s payments are directly linked to its expenses).

Shareholder services payable under the Service and Distribution Plan include, but are not limited to, the following costs:  (a) acting as the shareholder of record; processing purchase and redemption orders; (b) maintaining participant account records; (c) answering participant questions regarding the Portfolios; (d) facilitating the tabulation of shareholder votes in the event of a meeting; (e) conveying information with respect to Portfolio shares purchased and redeemed and share balances to the Portfolios and to service providers; (f) providing shareholder support services; and (g) providing other services to shareholders, plan participants, plan sponsors and plan administrators.   ING Funds Distributor may subcontract with other parties for the provision of shareholder, plan sponsor or plan participant support services.

Distribution expenses payable pursuant to the Service and Distribution Plan include, but are not limited to, the following costs:  (a) processing new shareholder account applications; (b) preparing and transmitting to the Portfolios’ Transfer Agent computer processable tapes of all transactions by customers; (c) and serving as the primary source of information to customers in providing information and answering questions concerning the Portfolios and their transactions with the Portfolios; (d) providing other services to shareholders, plan participants, plan sponsors and plan administrators.  The Distributor provides the Trustees for their review, on a quarterly basis, a written report of the amounts expended under the

Service and Distribution Plan.  The Service and Distribution Plan is subject to annual approval by the Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operations of the Service and Distribution Plan, cast in-person at a meeting called for that purpose.

The Service and Distribution Plan is terminable at any time, without penalty, by a vote of a majority of the Independent Trustees or by vote of a majority of the outstanding shares of each of the Portfolios.  The Service and Distribution Plan may not be amended to increase materially the amount that may be spent for distribution by the Portfolios without the approval of a majority of the outstanding shares of each of the Portfolios.  Once terminated, no further payments shall be made under the Service and Distribution Plan notwithstanding the existence of any unreimbursed current or carried forward distribution expenses.

The Service and Distribution Plan was adopted because of its anticipated benefit to the Portfolios.  These anticipated benefits include increased promotion and distribution of the Portfolios’ shares, an enhancement in the Portfolios’ ability to maintain accounts and improve asset retention and increased stability of net assets for the Portfolios.

As of the fiscal year ended December 31, 2008, the ADV Class shares for Disciplined Small Cap Value, PIMCO Global Advantage Bond and Stock Index Portfolios did not commence operations.  As a result, no payment for the Portfolio was made under the Service and Distribution Plan during 2008.

Distribution and Shareholder Service Fee Amounts Paid

For the fiscal year ended December 31, 2008, the Shareholder Services Agent received fees from the ADV Class, Service 2 Class and Class S shares of certain Portfolios in the amounts set forth below.  Additionally, the Distributor received distribution fees in connection with the costs of promotion and distribution-related expenses for the ADV Class, Class I, Class S and Service 2 Class shares of certain Portfolios for the fiscal year ended December 31, 2008 as set forth below.  The Distributor in turn re-allocated the 12b-1 fees it received to various affiliated Insurance Companies who offer ADV Class and Service 2 Class shares through variable annuity or variable life insurance or other qualified retirement plan products.

Because Class S shares of Disciplined Small Cap Value, PIMCO Global Advantage Bond and T. Rowe Price Personal Strategy Growth Portfolios did not commence operations as of December 31, 2008, payments have not been made under the Shareholder Services Agreement.

Total distribution expenses incurred by the Distributor for the costs of promotion and distribution with respect to each class of shares for the Portfolios for the fiscal year ended December 31, 2008, were as follows:

Distribution Fees	Class S	Service 2 Class	Class I	ADV Class

AllianceBernstein Mid Cap Growth
Advertising	$80	$4	$2	—
Printing	$1,606	$71	$45	—
Salaries & Commissions	$12,758	$563	$360	—
Broker Servicing	$2,003	$22,893	$57	$3
Miscellaneous	$25	$1	$1	—
Total	$16,472	$23,532	$465	$3

Artio Foreign
Advertising	$210	$15	$13	$1
Printing	$4,190	$296	$255	$26
Salaries & Commissions	$33,343	$2,360	$2,032	$189
Broker Servicing	$5,294	$95,713	$326	$18,525
Miscellaneous	$65	$5	$4	—
Total	$43,102	$98,389	$2,630	$18,741

BlackRock Inflation Protected Bond
Advertising	—	—	—	—
Printing	—	—	—	—
Salaries & Commissions	—	—	$1	—
Broker Servicing	—	—	—	$4
Miscellaneous	—	—	—	—
Total	—	—	$1	$4

BlackRock Large Cap Growth
Advertising	$32	$1	$46	$1
Printing	$642	$27	$924	$21
Salaries & Commissions	$5,157	$212	$7,399	$165
Broker Servicing	$835	$4,824	$1,173	$30

Distribution Fees	Class S	Service 2 Class	Class I	ADV Class

Miscellaneous	$10	—	$15	—
Total	$6,676	$5,064	$9,557	$217

BlackRock Large Cap Value
Advertising	$10	$1	$6	—
Printing	$207	$15	$114	—
Salaries & Commissions	$1,660	$119	$915	—
Broker Servicing	$260	$8,614	$140	$15,580
Miscellaneous	$4	—	$2	—
Total	$2,141	$8,749	$1,177	$15,580

Clarion Global Real Estate
Advertising	$36	$1	$3	—
Printing	$724	$11	$69	—
Salaries & Commissions	$5,870	$91	$703	—
Broker Servicing	$994	$3,607	$148	$4
Miscellaneous	$11	—	$2	—
Total	$7,635	$3,710	$925	$4

Clarion Real Estate
Advertising	$126	$6	$2	—
Printing	$2,524	$120	$31	$6
Salaries & Commissions	$19,862	$944	$244	$46
Broker Servicing	$3,137	$38,244	$40	$4,265
Miscellaneous	$35	$2	—	—
Total	$25,684	$39,316	$317	$4,317

Distribution Fees	Class S	Service 2 Class	Class I	ADV Class

Disciplined Small Cap Value
Advertising	—	—	—	—
Printing	—	—	—	—
Salaries & Commissions	—	—	—	—
Broker Servicing	—	—	—	—
Miscellaneous	—	—	—	—
Total	—	—	—	—

Evergreen Health Sciences
Advertising	$46	—	$2	—
Printing	$921	—	$32	—
Salaries & Commissions	$7,542	—	$256	—
Broker Servicing	$1,251	—	$46	$4
Miscellaneous	$16	—	—	—
Total	$9,776	—	$336	$4

Evergreen Omega
Advertising	$2	—	$36	—
Printing	$34	$5	$720	—
Salaries & Commissions	$284	$41	$5,801	—
Broker Servicing	$47	$1,628	$938	$4
Miscellaneous	$1	—	$12	—
Total	$368	$1,674	$7,507	$4

FMRSM Diversified Mid Cap
Advertising	$223	$12	$18	$2
Printing	$4,459	$234	$370	$39
Salaries & Commissions	$35,594	$1,858	2,955	$315
Broker Servicing	$5,736	$74,810	$473	$29,420
Miscellaneous	$67	$3	$6	$1
Total	$46,079	$76,917	$3,822	$29,777

Distribution Fees	Class S	Service 2 Class	Class I	ADV Class

Focus 5
Advertising	$35	—	—	—
Printing	$705	—	—	—
Salaries & Commissions	$5,643	—	$2	—
Broker Servicing	$968	—	—	$4
Miscellaneous	$9	—	—	—
Total	$7,360	—	$2	$4

Franklin Income
Advertising	$88	$2	$38	—
Printing	$1,751	$41	$751	—
Salaries & Commissions	$14,149	$324	$6,275	—
Broker Servicing	$2,325	$13,032	$1,279	$4
Miscellaneous	$28	$1	$5	—
Total	$18,341	$13,400	$8,348	$4

Franklin Mutual Shares
Advertising	$45	—	$33	—
Printing	$895	—	$655	—
Salaries & Commissions	$7,213	—	$5,489	—
Broker Servicing	$1,176	—	$1,151	$4
Miscellaneous	$14	—	$4	—
Total	$9,343	—	$7,332	$4

Global Resources
Advertising	$247	$9	$8	$1
Printing	$4,934	$172	$164	$13
Salaries & Commissions	$38,832	$1,358	$1,297	$100
Broker Servicing	$6,306	$54,695	$210	$9,167
Miscellaneous	$65	$2	$2	—
Total	$50,384	$56,236	$1,681	$9,281

Distribution Fees	Class S	Service 2 Class	Class I	ADV Class

Goldman Sachs Commodity Strategy
Advertising	—	—	—	—
Printing	—	—	—	—
Salaries & Commissions	—	—	—	—
Broker Servicing	—	$4	—	$6
Miscellaneous	—	—	—	—
Total	—	$4	—	$6

Growth and Income Portfolio II
Advertising.	$56	$4	$16	$1
Printing	$1,125	$78	$311	$16
Salaries & Commissions.	$8,908	$617	$2,259	$126
Broker Servicing	$1,355	$25,287	$366	$11,947
Miscellaneous	$19	$1	$3	—
Total	$11,463	$25,987	$2,955	$12,090

Index Plus International Equity
Advertising	$20	—	$16	—
Printing	$398	$2	$321	—
Salaries & Commissions	$3,168	$18	$2,552	—
Broker Servicing	$493	$731	$397	$3
Miscellaneous	$7	—	$5	—
Total	$4,086	$751	$3,291	$3

International Growth Opportunities
Advertising	$26	$2	—	—
Printing	$514	$37	$1	—
Salaries & Commissions	$4,042	$293	$12	—
Broker Servicing	$615	$11,964	$2	$9
Miscellaneous	$8	$1	—	—
Total	$5,205	$12,297	$15	$9

Distribution Fees	Class S	Service 2 Class	Class I	ADV Class

Janus Contrarian
Advertising	$163	$7	—	—
Printing	$3,260	$146	$1	$1
Salaries & Commissions	$25,773	$1,151	$15	$11
Broker Servicing	$4,067	$46,640	$3	$900
Miscellaneous	$48	$2	—	—
Total	$33,311	$47,946	$19	$912

JPMorgan Emerging Markets
Advertising	$179	$8	$23	$1
Printing	$3,578	$167	$454	$20
Salaries & Commissions	$28,121	$1,315	$3,579	$158
Broker Servicing	$4,402	$53,644	$552	$15,034
Miscellaneous	$52	$3	$7	—
Total	$36,332	$55,137	$4,615	$15,213

JPMorgan Small Cap Core Equity
Advertising	$47	$10	$21	$1
Printing	$941	$197	$421	$10
Salaries & Commissions	$7,510	$1,574	$3,379	$81
Broker Servicing	$1,199	$62,954	$546	$7,520
Miscellaneous	$15	$3	$7	—
Total	$9,712	$64,738	$4,374	$7,612

JPMorgan Value Opportunities
Advertising	$8	—	$16	—
Printing	$166	$5	$323	—
Salaries & Commissions	$1,330	$40	$2,594	—
Broker Servicing	$208	$1,615	$406	$48
Miscellaneous	$3	—	$6	—
Total	$1,715	$1,660	$3,345	$48

Distribution Fees	Class S	Service 2 Class	Class I	ADV Class

Limited Maturity Bond
Advertising	$54	—	—	—
Printing	$1,081	—	—	—
Salaries & Commissions	$8,902	—	$1	—
Broker Servicing	$1,447	—	—	$4
Miscellaneous	$21	—	—	—
Total	$11,505	—	$1	$4

Liquid Assets
Advertising	$419	$27	$40	—
Printing	$8,383	$546	$804	—
Salaries & Commissions	$72,722	$4,737	$6,771	—
Broker Servicing	$12,729	$174,048	$1,132	—
Miscellaneous	$191	$12	$17	—
Total	$94,444	$179,370	$8,764	—

Lord Abbett Affiliated
Advertising	$21	$1	$26	—
Printing	$427	$12	$519	—
Salaries & Commissions	$3,429	$100	$4,178	—
Broker Servicing	$535	$4,007	$661	$3
Miscellaneous	$7	—	$9	—
Total	$4,419	$4,120	$5,393	$3

Marsico Growth
Advertising	$151	$5	$5	$2
Printing	$3,020	$95	$104	$39
Salaries & Commissions	$24,219	$762	$829	$313
Broker Servicing	$3,866	$30,642	$147	$29,236
Miscellaneous	$49	$2	$1	$1
Total	$31,305	$31,506	$1,086	$29,591

Distribution Fees	Class S	Service 2 Class	Class I	ADV Class

Marsico International Opportunities
Advertising	$70	—	$17	$2
Printing	$1,405	—	$341	$40
Salaries & Commissions	$11,067	—	$2,704	$315
Broker Servicing	$1,762	$3	$422	$30,339
Miscellaneous	$20	—	$5	$1
Total	$14,324	$3	$3,489	$30,697

MFS Total Return
Advertising	$248	$10	$38	$1
Printing	$4,954	$199	$752	$13
Salaries & Commissions	$40,201	$1,619	$6,081	$106
Broker Servicing	$6,450	$64,331	$964	$9,989
Miscellaneous	$87	$4	$13	—
Total	$51,940	$66,163	$7,848	$10,109

MFS Utilities
Advertising	$131	—	$2	—
Printing	$2,614	—	$35	$5
Salaries & Commissions	$20,882	—	$275	$37
Broker Servicing	$3,373	$3	$44	$3,434
Miscellaneous	$40	—	$1	—
Total	$27,040	$3	$357	$3,476

Multi-Manager International Small Cap
Advertising	$2	—	$6	—
Printing	$42	—	$129	—
Salaries & Commissions	$301	—	$886	—
Broker Servicing	$53	$2	$150	$5
Miscellaneous	—	—	$1	—
Total	$398	$2	$1,172	$5

Distribution Fees	Class S	Service 2 Class	Class I	ADV Class

Oppenheimer Main Street®
Advertising	$85	$1	$1	—
Printing	$1,692	$18	$23	—
Salaries & Commissions	$13,533	$142	$185	—
Broker Servicing	$2,146	$5,720	$29	$4
Miscellaneous	$27	—	—	—
Total	$17,483	$5,881	$238	$4

PIMCO Global Advantage Bond (1)
Advertising	N/A	N/A	N/A	N/A
Printing	N/A	N/A	N/A	N/A
Salaries & Commissions	N/A	N/A	N/A	N/A
Broker Servicing	N/A	N/A	N/A	N/A
Miscellaneous	N/A	N/A	N/A	N/A
Total	N/A	N/A	N/A	N/A

PIMCO High Yield
Advertising	$119	—	—	—
Printing	$2,382	—	$3	$1
Salaries & Commissions	$19,115	—	$27	$11
Broker Servicing	$3,007	—	$4	$998
Miscellaneous	$41	—	—	—
Total	$24,664	—	$34	$1,010

PIMCO Total Return Bond
Advertising	$419	$14	$1	—
Printing	$8,380	$271	$16	—
Salaries & Commissions	$70,699	$2,266	$148	—
Broker Servicing	$12,223	$87,022	$31	$4
Miscellaneous	$163	$5	—	—
Total	$91,884	$89,578	$196	$4

Distribution Fees	Class S	Service 2 Class	Class I	ADV Class

Pioneer Equity Income
Advertising	—	—	$34	—
Printing	—	—	$675	—
Salaries & Commissions	—	—	$5,461	—
Broker Servicing	—	—	$888	$4
Miscellaneous	—	—	$11	—
Total	—	—	$7,069	$4

Pioneer Fund
Advertising	$17	—	$8	—
Printing	$342	—	$154	—
Salaries & Commissions	$2,735	—	$1,238	—
Broker Servicing	$433	$3	$198	$4
Miscellaneous	$6	—	$3	—
Total	$3,533	$3	$1,601	$4

Pioneer Mid Cap Value
Advertising	$167	$1	$25	—
Printing	$3,334	$12	$497	—
Salaries & Commissions	$26,654	$89	$4,016	$1
Broker Servicing	$4,270	$3,927	$654	$151
Miscellaneous	$52	—	$8	—
Total	$34,477	$4,029	$5,200	$152

Stock Index
Advertising	$3	$2	$101	$105
Printing	$51	$36	$2,020	$2,107
Salaries & Commissions	$430	$319	$16,288	$17,037
Broker Servicing	$76	$11,323	$2,638	$14,037
Miscellaneous	$1	$1	$33	$35
Total	$561	$11,681	$21,080	$33,321

Distribution Fees	Class S	Service 2 Class	Class I	ADV Class

T. Rowe Price Capital Appreciation
Advertising	$677	$23	$46	$11
Printing	$13,548	$455	$928	$228
Salaries & Commissions	$109,521	$3,653	$7,496	$1,826
Broker Servicing	$17,930	$146,173	$1,244	$170,219
Miscellaneous	$218	$7	$14	$4
Total	$141,894	$150,311	$9,728	$172,288

T. Rowe Price Equity Income
Advertising	$228	$13	$10	$5
Printing	$4,567	$267	$197	$91
Salaries & Commissions	$36,782	$2,147	$1,581	$727
Broker Servicing	$5,892	$85,886	$253	$68,380
Miscellaneous	$76	$4	$3	$1
Total	$47,545	$88,317	$2,044	$69,204

T. Rowe Price Personal Strategy Growth (1)
Advertising	N/A	N/A	N/A	N/A
Printing	N/A	N/A	N/A	N/A
Salaries & Commissions	N/A	N/A	N/A	N/A
Broker Servicing	N/A	N/A	N/A	N/A
Miscellaneous	N/A	N/A	N/A	N/A
Total	N/A	N/A	N/A	N/A

Templeton Global Growth
Advertising	$83	$1	$33	—
Printing	$1,664	$26	$664	—
Salaries & Commissions	$13,306	$210	$5,551	—
Broker Servicing	$2,102	$8,540	$1,162	$4
Miscellaneous	$27	—	$3	—
Total	$17,182	$8,777	$7,413	$4

Distribution Fees	Class S	Service 2 Class	Class I	ADV Class

Van Kampen Capital Growth
Advertising	$41	$1	$76	—
Printing	$829	$15	$1,517	—
Salaries & Commissions	$6,549	$131	$12,025	—
Broker Servicing	$1,054	$6,221	$1,873	$23
Miscellaneous	$12	$1	$24	—
Total	$8,485	$6,369	$15,515	$23

Van Kampen Global Franchise
Advertising	$67	$16	—	—
Printing	$1,336	$327	—	—
Salaries & Commissions	$10,794	$2,645	—	—
Broker Servicing	$1,724	$105,904	—	$4
Miscellaneous	$23	$6	—	—
Total	$13,944	$108,898	—	$4

Van Kampen Global Tactical Asset Allocation
Advertising	$2	—	—	—
Printing	$32	—	—	—
Salaries & Commissions	$340	—	—	—
Broker Servicing	$71	—	—	—
Miscellaneous	$1	—	—	—
Total	$446	—	—	—

Van Kampen Growth and Income
Advertising	$156	$14	$4	$1
Printing	$3,126	$285	$78	$12
Salaries & Commissions	$25,233	$2,299	$629	$101
Broker Servicing	$4,026	$92,136	$101	$9,585
Miscellaneous	$54	$5	$1	—
Total	$32,595	$94,739	$813	$9,699

Distribution Fees	Class S	Service 2 Class	Class I	ADV Class

Wells Fargo Small Cap Disciplined
Advertising	$7	—	$2	—
Printing	$140	$2	$36	$1
Salaries & Commissions	$1,118	$19	$287	$11
Broker Servicing	$178	$748	$47	$1,080
Miscellaneous	$2	—	$1	—
Total	$1,445	$769	$373	$1,092

(1) PIMCO Global Advantage Bond Portfolio and T. Rowe Price Personal Strategy Growth Portfolio had not commenced operations as of December 31, 2008, therefore, no distribution expenses were incurred for the fiscal year ended December 31, 2008.

Shareholder Service Fees

	Shareholder Services Agreement
Portfolio	2008	2007	2006

AllianceBernstein Mid Cap Growth
ADV Class	$2	$4	$1
Service 2 Class	$38,007	$50,157	$47,092
Class S	$862,053	$1,170,861	$1,339,287

Artio Foreign
ADV Class	$13,211	$8,964	$367
Service 2 Class	$158,904	$200,133	$164,207
Class S	$2,238,669	$2,258,485	$1,740,186

BlackRock Inflation Protected Bond(1)
ADV Class	$4	$2	N/A
Service 2 Class	N/A	N/A	N/A
Class S	$4	$2	N/A

BlackRock Large Cap Growth
ADV Class	$11,128	$14,922	$7,747
Service 2 Class	$14,325	$17,521	$12
Class S	$341,803	$409,875	$374,321

BlackRock Large Cap Value
ADV Class	$3	$4	$2
Service 2 Class	$7,984	$11,580	$9,572
Class S	$111,121	$179,617	$148,196

Clarion Global Real Estate
ADV Class	$3	$4	$3
Service 2 Class	$5,988	$7,099	$1,185
Class S	$382,658	$331,757	$72,305

Clarion Real Estate
ADV Class	$3,041	$1,934	$530
Service 2 Class	$63,491	$95,603	$87,564
Class S	$1,338,624	$2,266,533	$2,275,039

Evergreen Health Sciences
ADV Class	$3	$3	N/A
Service 2 Class	$3	$4	—
Class S	$492,252	$525,379	$460,460

Evergreen Omega
ADV Class	$3	$3	N/A
Service 2 Class	$2,703	$3,413	$2,846
Class S	$18,024	$23,334	$21,323

	Shareholder Services Agreement
Portfolio	2008	2007	2006

FMRSM Diversified Mid Cap
ADV Class	$20,978	$20,296	$7,706
Service 2 Class	$124,186	$134,589	$93,464
Class S	$2,369,735	$2,471,226	$1,609,576

Focus 5
ADV Class	$3	$1	N/A
Class I	N/A	N/A	N/A
Class S	$367,980	$50,252	N/A

Franklin Income
ADV Class	$3	$4	N/A
Service 2 Class	$21,634	$16,509	$2,823
Class S	$932,020	$735,708	$152,150

Franklin Mutual Shares(1)
ADV Class	$3	$2	N/A
Service 2 Class	N/A	N/A	N/A
Class S	$477,204	$237,320	N/A

Global Resources
ADV Class	$6,535	$1,825	N/A
Service 2 Class	$90,795	$91,247	$72,068
Class S	$2,577,538	$1,992,962	$1,217,218

Goldman Sachs Commodity Strategy(2)
ADV Class	$4	N/A	N/A
Service 2 Class	$4	N/A	N/A
Class S	$4	N/A	N/A

Growth and Income Portfolio II
ADV Class	$8,521	$18,267	$13,289
Service 2 Class	$41,987	$71,875	$69,742
Class S	$607,447	$1,058,705	$1,185,578

Index Plus International Equity
ADV Class	$2	$4	$3
Service 2 Class	$1,215	$2,325	$723
Class S	$213,382	$340,933	$214,322

International Growth Opportunities
ADV Class	$6	$4	N/A
Service 2 Class	$19,865	$26,889	$25,603
Class S	$275,009	$416,054	$437,545

Janus Contrarian
ADV Class	$641	$4	N/A
Service 2 Class	$77,436	$72,350	$13,003
Class S	$1,727,140	$1,359,160	$284,351

JPMorgan Emerging Markets Equity
ADV Class	$10,721	$6,109	$173
Service 2 Class	$89,066	$101,369	$69,017
Class S	$1,899,614	$1,766,323	$1,124,779

JPMorgan Small Cap Core Equity
ADV Class	$5,362	$6,833	$2,740
Service 2 Class	$104,502	$138,319	$126,668
Class S	$500,301	$658,009	$545,768

JPMorgan Value Opportunities
ADV Class	$36	$34	$11
Service 2 Class	$2,681	$4,708	$2,948
Class S	$89,330	$176,148	$223,877

Limited Maturity Bond
ADV Class	$4	$3	$2
Service 2 Class	$4	$4	$2
Class S	$583,487	$679,303	$761,877

	Shareholder Services Agreement
Portfolio	2008	2007	2006

Liquid Assets
ADV Class	N/A	N/A	N/A
Service 2 Class	$288,660	$82,274	$43,793
Class S	$4,476,043	$2,437,104	$1,991,366

Lord Abbett Affiliated
ADV Class	$2	$4	$2
Service 2 Class	$6,652	$9,226	$7,814
Class S	$229,401	$367,165	$396,042

Marsico Growth
ADV Class	$20,852	$32,943	$22,210
Service 2 Class	$50,869	$65,525	$59,467
Class S	$1,620,049	$2,015,785	$2,071,722

Marsico International Opportunities
ADV Class	$21,637	$40,478	$38,945
Service 2 Class	$3	$4	N/A
Class S	$746,747	$675,495	$474,252

MFS Total Return
ADV Class	$7,124	$15,819	$15,341
Service 2 Class	$106,785	$138,160	$128,731
Class S	$2,655,546	$3,407,247	$3,521,804

MFS Utilities
ADV Class	$2,449	$1,477	$63
Service 2 Class	$3	$4	N/A
Class S	$1,381,592	$1,104,559	$516,894

Multi-Manager International Small Cap(2)
ADV Class	$4	N/A	N/A
Service 2 Class	$4	N/A	N/A
Class S	$3,452	N/A	N/A

Oppenheimer Main Street®
ADV Class	$3	$4	$2
Service 2 Class	$9,495	$13,134	$11,970
Class S	$903,668	$1,306,265	$1,365,853

PIMCO Global Advantage Bond Portfolio(2)
ADV Class	N/A	N/A	N/A
Service Class	N/A	N/A	N/A
Service 2 Class	N/A	N/A	N/A

PIMCO High Yield
ADV Class	$712	$336	$4
Service 2 Class	$3	$4	N/A
Class S	$1,285,093	$1,691,815	$1,744,275

PIMCO Total Return Bond
ADV Class	$4	$4	N/A
Service 2 Class	$144,403	$110,102	$94,828
Class S	$4,427,462	$1,818,365	$1,958,817

Pioneer Equity Income(3)
ADV Class	$3	$2	N/A
Service 2 Class	N/A	N/A	N/A
Class S	$3	$3	N/A

Pioneer Fund
ADV Class	$3	$4	N/A
Service 2 Class	$3	$4	N/A
Class S	$182,912	$244,676	$215,190

Pioneer Mid Cap Value
ADV Class	$30	$4	N/A
Service 2 Class	$118	$4	N/A
Class S	$1,450,051	$1,704,096	$1,556,162

	Shareholder Services Agreement
Portfolio	2008	2007	2006

Stock Index
ADV Class	N/A	N/A	N/A
Service 2 Class	$18,775	$762	N/A
Class S	$27,598	$3,859	N/A

T. Rowe Price Capital Appreciation
ADV Class	$121,377	$233,674	$151,402
Service 2 Class	$242,643	$297,943	$259,884
Class S	$7,201,513	$7,576,950	$6,352,673

T. Rowe Price Equity Income
ADV Class	$48,761	$81,400	$73,511
Service 2 Class	$142,570	$169,977	$121,311
Class S	$2,440,278	$3,147,724	$2,821,408

T. Rowe Price Personal Strategy Growth(2)
Class S	N/A	N/A	N/A

Templeton Global Growth
ADV Class	$3	$4	N/A
Service 2 Class	$14,179	$21,579	$18,148
Class S	$892,472	$1,221,568	$1,026,896

Van Kampen Capital Growth
ADV Class	$11	N/A	N/A
Service 2 Class	$10,353	$35,101	$32,681
Class S	$327,235	$145,294	$142,574

Van Kampen Global Franchise
ADV Class	$3	$4	N/A
Service 2 Class	$175,803	$219,179	$188,872
Class S	$716,697	$858,273	$638,132

Van Kampen Global Tactical Asset Allocation(4)
Class S	$16,039	N/A	N/A

Van Kampen Growth and Income
ADV Class	$6,836	$18,768	$15,204
Service 2 Class	$152,947	$201,790	$186,120
Class S	$1,675,986	$2,365,890	$2,274,094

Wells Fargo Small Cap Disciplined
ADV Class	$771	$1,157	$278
Service 2 Class	$1,241	$1,813	$1,338
Class S	$74,788	$133,410	$114,645

(1)          The Portfolio commenced operations April 30, 2007.

(2)          The Portfolios had not commenced operations as of December 31, 2008.

(3)          The Portfolio commenced operations May 11, 2007.

(4)          The Portfolio commenced operations on September 17, 2008.

CODE OF ETHICS

DSL and ING Investments (as Advisers), and the Distributor (as principal underwriter) have adopted a code of ethics (“Code of Ethics or written supervisory procedure”) in accordance with Rule 17j-1 under the 1940 Act governing personal trading activities of all Trustees, officers of the Portfolios and person who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by each Portfolio or obtain information pertaining to such purchase or sale.  The Code of Ethics is intended to prohibit fraud against the Portfolios that may arise from personal trading of securities that may be purchased or held by the Portfolios or the Portfolios’ shares.  The Code of Ethics also prohibits short-term trading of each Portfolio by persons subject to the Code of Ethics.  Personal trading is permitted by such person subject to certain restrictions; however such persons are generally required to pre-clear all security transactions with the Portfolios’ Compliance Officer his or her designee and to report all transactions on a regular basis.  The Sub-Advisers have adopted their own Codes of Ethics to govern the personal trading activities of their personnel.

DISCLOSURE OF THE PORTFOLIOS’ PORTFOLIO SECURITIES

The Portfolios are required to file their complete portfolio holdings schedule with the SEC on a quarterly basis. This schedule is filed with the Portfolios’ annual and semi-annual shareholder reports on Form N-CSR for the second and fourth fiscal quarters and on Form N-Q for the first and third fiscal quarters.

In addition, each Portfolio (except for ING Liquid Assets Portfolio) posts its portfolio holdings schedule on ING’s website on a calendar-quarter basis and it is available 30 calendar days following the end of the previous calendar quarter.  The portfolio holdings schedule is as of the last day of the previous calendar quarter (e.g. each Portfolio (except ING Liquid Assets Portfolio) will post the quarter-ending June 30 holdings on July 31). A Portfolio may also post its complete or partial holdings on its website as of a specified date.

ING Liquid Assets Portfolio posts its portfolio holdings schedule on ING’s website on a month-end basis and it is available 30 calendar days after the end of the previous calendar month.  The portfolio holdings schedule is as of the last day of preceding calendar month (e.g., ING Liquid Assets Portfolio will post the month-ending June 30 holdings on July 31).

Each Portfolio also compiles a list composed of their ten largest holdings (“Top Ten”).  This information is produced monthly, and is made available on ING Groep’s website, on the tenth day of each month.  The Top Ten holdings information is as of the last day of the previous month.

Investors (both individual and institutional), financial intermediaries that distribute the Portfolios’ shares and most third parties may receive the Portfolios’ annual or semi-annual shareholder reports, or view on ING’s website, the Portfolios’ portfolio holdings schedule.  The Top Ten list also is provided in quarterly Portfolio descriptions that are included in the offering material of variable life insurance products and variable annuity contracts.

Other than in regulatory filings or on ING’s website, the Portfolios may provide their portfolio holdings schedule to certain unaffiliated third parties and affiliates when the Portfolios have a legitimate business purpose for doing so. Unless otherwise noted below, a Portfolio’s disclosure of its portfolio holdings will be on an as-needed basis, with no log time between the date of which the information is requested and the date the information is provided.  Specifically, the Portfolios’ disclosure of their portfolio holdings may include disclosure:

•                                                             to the Portfolios’ independent registered public accounting firm, named herein, for use in providing audit options, on an as needed basis;

•                                                             to financial printers for the purpose of preparing the Portfolios’ regulatory filings;

•                                                             for the purpose of due diligence regarding a merger or acquisition;

•                                                             to a new adviser or sub-adviser prior to the commencement of its management of the Portfolios;

•                                                             to rating and ranking agencies such as Bloomberg, Morningstar, Lipper and Standard & Poor’s, such agencies may receive more raw data from the Portfolio than is posted on the Portfolios’ website;

•                                                             to consultants for use in providing asset allocation advise in connection with investments by affiliated funds-of-funds in the Portfolios;

•                                                             to service providers, such as proxy voting and class action services providers, on a daily basis, in connection with their providing services benefiting the Portfolios; or

•                                                             to a third party for purposes of effecting in-kind redemptions of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Portfolios’ shareholders.

In all instances of such disclosure, the receiving party, by agreement, is subject to a duty of confidentiality, including a duty not to trade on such information.

The Portfolios’ Board has adopted policies and procedures (“Policies”) designed to ensure that disclosure of information regarding the Portfolios’ portfolio securities is in the best interests of the Portfolios’ shareholders, including procedures to address conflicts between the interests of the Portfolios’ shareholders, on the one hand, and those of the Portfolios’ Adviser, Sub-Adviser, principal underwriter or any affiliated person of a Portfolio, its investment adviser, or its principal underwriter, on the other.  Such Policies authorize the Portfolios’ administrator to implement the Board’s policies and direct the administrator to document the expected benefit to shareholders.  Among other considerations, the administrator is directed to consider whether such disclosure may create an advantage for the recipient or its affiliates or their clients over that of the Portfolios’ shareholders.  Similarly, the administrator is directed to consider, among other things, whether the disclosure of portfolio holdings creates a conflict between the interests of shareholders and the interests of the Adviser, Sub-Adviser, principal underwriter and their affiliates.  The Board has authorized the senior officer of the Portfolios’ administrator to authorize the release of the Portfolios’ portfolio holdings, as necessary, in conformity with the foregoing principles and to monitor for compliance with the Policies.  The Portfolios’ administrator reports quarterly to the Board regarding the implementation of the Policies.

The Portfolios have the following ongoing arrangements with certain third parties to provide the Portfolios’ portfolio holdings:

Party	Purpose	Frequency	Time Lag Between Date of Information and Date Information Released
ISS Governance Services, a unit of RiskMetrics Group, Inc.	Proxy Voting & Class Action Services	Daily	None
Charles River Development	Compliance	Daily	None

All of the arrangements in the table above are subject to the Policies adopted by the Board to ensure such disclosure is for a legitimate business purpose and is in the best interests of the Portfolios and their shareholders.  The Portfolios’ Board must approve any material change to the Policies.  The Policies may not be waived, or exceptions made, without the consent of ING’s Legal Department.  All waivers and exceptions involving any of the Portfolios will be disclosed to the Portfolios’ Board no later than its next regularly scheduled quarterly meeting.  No compensation or other consideration may be received by the Portfolios, the Adviser, or any other party in connection with the disclosure of portfolio holdings in accordance with the Policies.

PROXY VOTING PROCEDURES

The Board has adopted proxy voting procedures and guidelines to govern the voting of proxies relating to the Portfolios’ (except ING Franklin Mutual Shares Portfolio) portfolio securities.  The proxy voting procedures delegate to the Advisers the authority to vote proxies relating to portfolio securities, and provide a method for responding to potential conflicts of interest. In delegating voting authority to the Advisers, the Board has also approved the Advisers’ proxy voting procedures, which require the Advisers to vote proxies in accordance with the Portfolios’ proxy voting procedures and guidelines.  An independent proxy voting service has been retained to assist in the voting of Portfolio proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services.  In addition, the Compliance Committee oversees the implementation of the Portfolios’ proxy voting procedures.  A copy of the proxy voting procedures and guidelines of the Portfolios, including procedures of the Advisers, is attached hereto as Appendix B.  No later than August 31st of each year, information regarding how the Portfolios voted proxies relating to portfolio securities for the one-year period ending June 30th is available through the ING Funds’ website (http://www.ingfunds.com) or by accessing the SEC’s EDGAR database (http://www.sec.gov).  With regard to ING Franklin Mutual Shares Portfolio, the Board has delegated to the Portfolio’s Sub-Adviser, Franklin Mutual Advisers, LLC, the authority to vote proxies relating to the Portfolio’s portfolio securities and provide a method for responding to potential conflicts of interest.  A copy of Franklin Mutual Advisers, LLC’s proxy voting policies and procedures is attached hereto as Appendix C.

PORTFOLIO TRANSACTIONS

The Sub-Adviser for each Portfolio places orders for the purchase and sale of investment securities for the Portfolios, pursuant to authority granted in the Advisory Agreements or Sub-Advisory Agreements.  Subject to policies and procedures approved by the Portfolios’ Board, each Adviser or each Sub-Adviser has discretion to make decisions relating to placing these orders, including, where applicable, selecting the brokers or dealers that will execute the purchase and sale of investment securities, negotiating the commission or other compensation paid to the broker or dealer executing the trade, or using an electronic trading network (“ECN”) or alternative trading system (“ATS”).

In situations where a Sub-Adviser resigns or the Advisers otherwise assume day to day management of a Portfolio pursuant to its Advisory Agreement with a Portfolio, the Advisers will perform the services described herein as being performed by the Sub-Adviser.

How Securities Transactions are Effected

Purchases and sales of securities on a securities exchange (which include most equity securities) are effected through brokers who charge a commission for their services.  In transactions on securities exchanges in the United States, these commissions are negotiated, while on many foreign securities exchanges commissions are fixed.  Securities traded in the over-the-counter markets (such as fixed income securities and some equity securities) are generally traded on a “net” basis with market makers acting as dealers; in these transactions, the dealers act as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer.  Transactions in certain over-the counter securities also may be effected on an agency basis, when, in the Advisers’ or Sub-Adviser’s opinion, the total price paid (including commission) is equal to or better than the best total price available from a market maker.  In underwritten offerings, securities are usually purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount.  On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.  The Advisers or a Sub-Adviser may also place trades using an ECN or ATS.

How the Sub-Adviser Selects Broker-Dealers

The Sub-Adviser has a duty to seek to obtain best execution of the Portfolio’s orders, taking into consideration a full range of factors designed to produce the most favorable overall terms reasonably available under the circumstances.  In selecting brokers and dealers to execute trades, the Advisers or a Sub-Adviser may consider both the characteristics of the trade and the full range and quality of the brokerage services available from eligible broker dealers.  This consideration often involves qualitative as well as quantitative judgments.  Factors relevant to the nature of the trade may include, among others, price (including the applicable brokerage commission or dollar spread), the size of the order, the nature and characteristics (including liquidity) of the market for the security, the difficulty of execution, the timing of the order, potential market impact, and the need for confidentiality, speed, and certainty of execution.  Factors relevant to the range and quality of brokerage services available from eligible brokers and dealers may include, among others, the firms’ execution, clearance, settlement, and other operational facilities; willingness and ability to commit capital or take risk in positioning a block of securities, where necessary; special expertise in particular securities or markets; ability to provide liquidity, speed and anonymity; the nature and quality of other brokerage and research services provided to the Advisers or a Sub-Adviser (consistent with the “safe harbor” described below); and the firms’ general reputation, financial condition and responsiveness to the Advisers or a Sub-Adviser, as demonstrated in the particular transaction or other transactions.  Subject to its duty to seek best execution of the Portfolio’s orders, the Advisers or a Sub-Adviser may select broker-dealers that participate in commission recapture programs that have been established for the benefit of the Portfolios. Under these programs, the participating broker-dealers will return to a Portfolio (in the form of a credit to the Portfolio) a portion of the brokerage commissions paid to the broker-dealers by the Portfolio.  Theses credits are used to pay certain expenses of the Portfolio.  These commission recapture payments benefit the Portfolios, and not the Advisers or a Sub-Adviser.

The Safe Harbor for Soft Dollar Practices

In selecting broker dealers to execute a trade for a Portfolio, the Advisers or a Sub-Adviser may consider the nature and quality of brokerage and research services provided to the Advisers or a Sub-Adviser as a factor in evaluating the most favorable overall terms reasonably available under the circumstances.  As permitted by Section 28(e) of the 1934 Act, the Advisers or a Sub-Adviser may cause a Portfolio to pay a broker-dealer a commission for effecting a securities transaction for a Portfolio that is in excess of the commission which another broker-dealer would have charged for effecting the transaction, if the Advisers or a Sub-Adviser makes a good faith determination that the broker’s commission paid by the Portfolio is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer, viewed in terms of either the particular transaction or the Advisers’ or a Sub-Adviser’s overall responsibilities to a Portfolio and its other investment advisory clients.   The practice of using a portion of a Portfolio’s commission dollars to pay for brokerage and research services provided to the Advisers or a Sub-Adviser is sometimes referred to as “soft dollars.”  Section 28(e) is sometimes referred to as a “safe harbor,” because it permits this practice, subject to a number of restrictions, including the Advisers’ or a Sub-Adviser’s compliance with certain procedural requirements and limitations on the type of brokerage and research services that qualify for the safe harbor.

Brokerage and Research Products and Services Under the Safe Harbor - Research products and services may include, but are not limited to, general economic, political, business and market information and reviews, industry and company information and reviews, evaluations of securities and recommendations as to the purchase and sale of securities, financial data on a company or companies, performance and risk measuring services and analysis, stock price quotation services, computerized historical financial databases and related software, credit rating services, analysis of corporate responsibility issues, brokerage analysts’ earning estimates, computerized links to current market data, software dedicated to research, and portfolio modeling. Research services may be provided in the form of reports, computer-generated data feeds and other services, telephone contacts, and personal meetings with securities analysts, as well as in the form of meetings arranged with corporate officers and industry spokespersons, economists, academics and governmental representatives.  Brokerage products and services assist in the execution, clearance and settlement of securities transactions, as well as functions incidental thereto, including but not limited to related communication and connectivity services and equipment, and software related to order routing, market access, algorithmic trading, and other trading activities.   On occasion, a broker-dealer may furnish the Advisers or a Sub-Adviser with a service that has a mixed use (that is, the service is used both for brokerage and research activities that are within the safe harbor and for other activities).  In this case, the Advisers or a Sub-Adviser is required to reasonably allocate the cost of the service, so that any portion of the service that does not qualify for the safe harbor is paid for by the Advisers or a Sub-Adviser from its own funds, and not by portfolio commissions paid by a Portfolio.

Benefits to the Advisers or a Sub-Adviser - Research products and services provided to the Advisers or a Sub-Adviser by broker dealers that effect securities transactions for a Portfolio may be used by the Advisers or a Sub-Adviser in servicing all of its accounts.  Accordingly, not all of these services may be used by the Advisers or a Sub-Adviser in connection with that Portfolio or any of the Portfolios.  Some of these products and services are also available to the Advisers or a Sub-Adviser for cash, and some do not have an explicit cost or determinable value.  The research received does not reduce the advisory fees payable to the Advisers or sub-advisory fees payable to a Sub-Adviser for services provided to the Portfolios.  The Advisers’ or a Sub-Adviser’s expenses would likely increase if the Advisers or a Sub-Adviser had to generate these research products and services through its own efforts, or if it paid for these products or services itself.

Broker-Dealers that are Affiliated with an Adviser or a Sub-Adviser

Portfolio transactions may be executed by brokers affiliated with the ING Groep or the Advisers or the Sub-Advisers, so long as the commission paid to the affiliated broker is reasonable and fair compared to the commission that would be charged by an unaffiliated broker in a comparable transaction.

Prohibition on Use of Brokerage Commissions for Sales or Promotional Activities

The placement of portfolio brokerage with broker-dealers who have sold shares of a Portfolio is subject to rules adopted by the SEC and the Financial Industry Regulatory Authority.  Under these rules, a Sub-Adviser may not consider a broker’s promotional or sales efforts on behalf of any Portfolio when selecting a broker-dealer for portfolio transactions, and neither a Portfolio nor a Sub-Adviser may enter into an agreement under which a Portfolio directs brokerage transactions (or revenue generated from such transactions) to a broker dealer to pay for distribution of Portfolio shares.  Each Portfolio has adopted policies and procedures, approved by the Board, that are designed to attain compliance with these prohibitions.

Principal Trades and Research

Purchases of securities for a Portfolio also may be made directly from issuers or from underwriters. Purchase and sale transactions may be effected through dealers which specialize in the types of securities which the Portfolios will be holding. Dealers and underwriters usually act as principals for their own account. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter which has provided such research or other services as mentioned above.

More Information about Trading in Fixed Income Securities

Purchases and sales of fixed-income securities will usually be principal transactions. Such securities often will be purchased or sold from or to dealers serving as market makers for the securities at a net price. Each Portfolio may also purchase such securities in underwritten offerings and will, on occasion, purchase securities directly from the issuer. Generally, fixed-income securities are traded on a net basis and do not involve brokerage commissions. The cost of executing fixed-income securities transactions consists primarily of dealer spreads and underwriting commissions.

In purchasing and selling fixed-income securities, it is the policy of the Portfolios to obtain the best results, while taking into account the dealer’s general execution and operational facilities, the type of transaction involved and other factors, such as the dealer’s risk in positioning the securities involved. While the Advisers or a Sub-Adviser generally seeks reasonably competitive spreads or commissions, a Portfolio will not necessarily pay the lowest spread or commission available.

Transition Management

Changes in Sub-Advisers, investment personnel, and reorganizations of a Portfolio may result in the sale of a significant portion or even all of a Portfolio’s portfolio securities.  This type of change generally will increase trading costs and the portfolio turnover for the affected Portfolio.  The Portfolio, the Advisers or a Sub-Adviser may engage a broker-dealer to provide transition management services in connection with a change in Sub-Adviser, reorganization or other changes.

Allocation of Trades

Some securities considered for investment by a Portfolio may also be appropriate for other clients served by that Portfolio’s Sub-Adviser. If the purchase or sale of securities consistent with the investment policies of a Portfolio and one or more of these other clients is considered at or about the same time, transactions in such securities will be placed on an aggregate basis and allocated among the Portfolio and such other clients in a manner deemed fair and equitable, over time, by the Sub-Adviser and consistent with the Sub-Adviser’s written policies and procedures.  Sub-Advisers may use different methods of allocating the results aggregated trades.  Each Sub-Adviser’s relevant policies and procedures and the results of aggregated trades in which a Porftolio participated are subject to periodic review by the Board.  To the extent any of the Portfolios seek to acquire (or dispose of) the same security at the same time, one or more of the Portfolios may not be able to acquire (or dispose of) as large a position in such security as it desires, or it may have to pay a higher (or receive a lower) price for such security. It is recognized that in some cases, this system could have a detrimental effect on the price or value of the security insofar as the Portfolios are concerned.  However, over time, a Portfolio’s ability to participate in aggregate trades is expected to provide better execution for the Portfolio.

Cross-Transactions

The Board has adopted a policy allowing trades to be made between affiliated registered investment companies or series thereof provided they meet the condition of Rule 17a-7 under the 1940 Act and conditions of the policy.

Total Brokerage Commissions

Because PIMCO Global Advantage Bond and T. Rowe Price Persoanl Strategy Growth Portfolios did not commence operations as of December 31, 2008, the Portfolios had not paid brokerage commissions.

For the fiscal years ended December 31, 2008, 2007 and 2006, each of the Portfolios listed below paid total brokerage commissions as follows:

Portfolios	2008	2007		2006
AllianceBernstein Mid Cap Growth	$1,228,706	$1,308,222		$2,345,829
Artio Foreign (formerly, Julius Baer Foreign)	$4,547,227	$4,660,156		$3,072,991
BlackRock Inflation Protected Bond	$62,149	$50,828	(1)	N/A
BlackRock Large Cap Growth	$273,379	$305,348		$77,461
BlackRock Large Cap Value	$121,020	$65,562		$41,136
Clarion Global Real Estate (formerly, Global Real Estate)	$918,786	$506,273		$192,568	(4)
Clarion Real Estate (formerly, Van Kampen Real Estate)	$1,743,708	$764,353		$609,216
Disciplined Small Cap Value	$477,892	$701,150		$237,295	(3)
Evergreen Health Sciences	$369,319	$469,288		$196,461
Evergreen Omega	$126,104	$116,065		$306,030
FMRSM Diversified Mid Cap	$3,212,726	$4,805,330		$2,058,109
Focus 5	$219,498	$152,666	(2)	N/A
Franklin Income	$228,270	$171,158		$59,658	(3)
Franklin Mutual Shares	$364,483	$170,377	(1)	N/A
Global Resources	$2,552,329	$2,800,219		$2,236,430
Goldman Sachs Commodity Strategy(7)	$17,091	N/A		N/A
Growth and Income Portfolio II (formerly, Legg Mason Value)	$626,349	$468,666		$340,248
Index Plus International Equity (formerly, VP Index Plus International Equity)	$551,588	$874,217		$347,895
International Growth Opportunities	$482,756	$939,001		$848,434
Janus Contrarian	$1,584,149	$1,574,812		$145,473
JPMorgan Emerging Markets Equity	$487,236	$702,569		$365,650
JPMorgan Small Cap Core Equity	$484,261	$365,377		$125,710
JPMorgan Value Opportunities	$636,517	$508,553		$478,615
Limited Maturity Bond	$53,355	$66,829		$36,134
Liquid Assets	—	—		—
Lord Abbett Affiliated	$239,302	$215,115		$115,418
Marsico Growth	$922,187	$563,597		$877,841
Marsico International Opportunities	$1,725,879	$1,352,541		$1,459,592
MFS Total Return	$936,790	$1,276,652		$1,080,276

Portfolios	2008		2007		2006
MFS Utilities	$1,132,204		$1,098,821		$639,704
Multi-Manager International Small Cap(7)	$456,351		N/A		N/A
Oppenheimer Main Street®	$303,980		$596,372		$745,400
PIMCO High Yield	$2,841		$780		—
PIMCO Total Return Bond (formerly, PIMCO Core Bond)	$178,633		$329,330		$201,169
Pioneer Equity Income	$46,749		$31,004	(5)	N/A
Pioneer Fund	$33,158		$31,823		$34,629
Pioneer Mid Cap Value	$1,365,722		$1,074,735		$1,477,726
Stock Index	$21,036		$10,814		$28,375
T. Rowe Price Capital Appreciation	$3,185,048		$1,982,445		$2,024,768
T. Rowe Price Equity Income	$533,238		$442,221		$351,430
Templeton Global Growth	$267,170		$403,684		$202,039
Van Kampen Capital Growth	$348,551		$93,870		$111,031
Van Kampen Global Franchise	$244,684		$177,549		$135,054
Van Kampen Global Tactical Asset Allocation	$8,147	(6)	N/A		N/A
Van Kampen Growth and Income	$744,439		$483,263		$468,984
Wells Fargo Small Cap Disciplined	$190,745		$297,050		$396,338

(1)                                ING BlackRock Inflation Protected Bond and ING Franklin Mutual Shares Portfolios commenced operations on April 30, 2007.  Reflects the period from April 30, 2007 to December 31, 2007.

(2)                                ING Focus 5 commenced operations on August 20, 2007.  Reflects the period from August 20, 2007 to December 31, 2007.

(3)                                ING Franklin Income Portfolio and ING Disciplined Small Cap Value Portfolio commenced operations on April 28, 2006.  Reflects the period from April 28, 2006 to December 31, 2006.

(4)                                ING Clarion Global Real Estate Portfolio commenced operations on January 3, 2006.  Reflects the period from January 3, 2006 to December 31, 2006.

(5)                                ING Pioneer Equity Income Portfolio commenced operations on May 11, 2007.  Reflects the period from May 11, 2007 to December 31, 2007.

(6)                                ING Van Kampen Global Tactical Asset Allocation Portfolio commenced opearations on September 17, 2008.

(7)                                ING Goldman Sachs Commodity and ING Multi-Manager International Small Cap Portfolios commenced operations on April 28, 2008.

For the fiscal year ended December 31, 2008, commissions in the amounts listed below were paid with respect to portfolio transactions paid to certain brokers for research services:

Portfolio	Commissions Paid on Total Transactions for Research Services
AllianceBernstein Mid Cap Growth	$213,667
Artio Foreign (formerly, Julius Baer Foreign)	N/A
BlackRock Inflation Protected Bond	N/A
BlackRock Large Cap Growth	$111,024
BlackRock Large Cap Value	$48,460
Clarion Global Real Estate (formerly, Global Real Estate)	$36,089
Clarion Real Estate (formerly, Van Kampen Real Estate)	$14,775
Disciplined Small Cap Value	$39,583
Evergreen Health Sciences	$251,503
Evergreen Omega	$38,107
FMRSM Diversified Mid Cap	$562,217
Focus 5	$16,189
Franklin Income	$206,121
Franklin Mutual Shares	$171,764
Global Resources	$160,743
Goldman Sachs Commodity Strategy(1)	N/A
Growth and Income Portfolio II (formerly, Legg Mason Value)	$63,361
Index Plus International Equity (formerly, VP Index Plus International Equity)	N/A
International Growth Opportunities	$29,744
Janus Contrarian	$355,115
JPMorgan Emerging Markets Equity	N/A
JPMorgan Small Cap Core Equity	N/A

Portfolio	Commissions Paid on Total Transactions for Research Services
JPMorgan Value Opportunities	N/A
Limited Maturity Bond	N/A
Liquid Assets	N/A
Lord Abbett Affiliated	N/A
Marsico Growth	$413,396
Marsico International Opportunities	$965,106
MFS Total Return	N/A
MFS Utilities	N/A
Multi-Manager International Small Cap(1)	$69,151
Oppenheimer Main Street®	N/A
PIMCO High Yield	N/A
PIMCO Total Return Bond (formerly, PIMCO Core Bond)	N/A
PIMCO Global Advantage Bond(3)	N/A
Pioneer Equity Income	$8,961
Pioneer Fund	$4,392
Pioneer Mid Cap Value	$102,720
Stock Index	$3,009
T. Rowe Price Capital Appreciation	N/A
T. Rowe Price Equity Income	N/A
T. Rowe Price Personal Strategy Growth(3)	N/A
Templeton Global Growth	$202,375
Van Kampen Capital Growth	$203,442
Van Kampen Global Franchise	$147,670
Van Kampen Global Tactical Asset Allocation(2)	$6,282
Van Kampen Growth and Income	$293,809
Wells Fargo Small Cap Disciplined	$28,249

(1)                                The Portfolios commenced operations on April 28, 2008.

(2)                                The Portfolio commenced operations on Septebmer 17, 2008.

(3)                                The Portfolio had not commenced operations as of December 31, 2008; commissions paid to certain brokers for research services are not available.

For the fiscal year ended December 31, 2007, commissions in the amounts listed below were paid with respect to portfolio transactions paid to certain brokers for research services:

Portfolio	Commissions Paid on Total Transactions for Research Services
AllianceBernstein Mid Cap Growth	$320,968
Artio Foreign (formerly, Julius Baer Foreign)	$123,916
BlackRock Inflation Protected Bond(1)	N/A
BlackRock Large Cap Growth	$745
BlackRock Large Cap Value	N/A
Clarion Global Real Estate(formerly, Global Real Estate)	$24,720
Clarion Real Estate (formerly, Van Kampen Real Estate)	N/A
Disciplined Small Cap Value	$42,799
Evergreen Health Sciences	$314,527
Evergreen Omega	$47,665
FMRSM Diversified Mid Cap	$762,709
Focus 5 (2)	N/A
Franklin Income	$15,500
Franklin Mutual Shares(1)	$6,927
Global Resources	$139,031
Goldman Sachs Commodity Strategy(3)	N/A
Growth and Income Portfolio II (formerly, Legg Mason Value)	$36,220
Index Plus International Equity (formerly, VP Index Plus International Equity)	N/A
International Growth Opportunities	$2,526

Portfolio	Commissions Paid on Total Transactions for Research Services
Janus Contrarian	$172,286
JPMorgan Emerging Markets Equity	N/A
JPMorgan Small Cap Core Equity	N/A
JPMorgan Value Opportunities	N/A
Limited Maturity Bond	N/A
Liquid Assets	N/A
Lord Abbett Affiliated	N/A
Marsico Growth	$152,941
Marsico International Opportunities	$425,331
MFS Total Return	N/A
MFS Utilities	N/A
Multi-Manager International Small Cap(3)	N/A
Oppenheimer Main Street®	$133,722
PIMCO High Yield	N/A
PIMCO Total Return Bond (formerly PIMCO Core Bond)	N/A
Pioneer Equity Income(4)	N/A
Pioneer Fund	N/A
Pioneer Mid Cap Value	N/A
Stock Index	$657
T. Rowe Price Capital Appreciation	N/A
T. Rowe Price Equity Income	N/A
Templeton Global Growth	N/A
Van Kampen Capital Growth	N/A
Van Kampen Global Franchise	N/A
Van Kampen Growth and Income	N/A
Wells Fargo Small Cap Disciplined	$74,243

(1)        The Portfolios commenced operations on April 30, 2007.

(2)        The Portfolio commenced operations on August 20, 2007.

(3)        The Portfolios had not commenced operations as of December 31, 2007; commissions paid to certain brokers for research services are not available.

(4)        The Portfolio commenced operations on May 11, 2007.

For the fiscal year ended December 31, 2006, commissions in the amounts listed below were paid with respect to portfolio transactions paid to certain brokers for research services:

Portfolio	Commissions Paid on Total Transactions for Research Services
AllianceBernstein Mid Cap Growth	$257,946
Artio Foreign (formerly, Julius Baer Foreign)	$22,067
BlackRock Inflation Protected Bond(1)	N/A
BlackRock Large Cap Growth	N/A
BlackRock Large Cap Value	N/A
Clarion Global Real Estate(formerly, Global Real Estate)	$3,435
Clarion Real Estate (formerly, Van Kampen Real Estate)	N/A
Disciplined Small Cap Value	$8,870
Evergreen Health Sciences	$77,620
Evergreen Omega	$71,744
FMRSM Diversified Mid Cap	$236,659
Franklin Income	N/A
Franklin Mutual Shares(1)	N/A
Global Resources	$227,665
Growth and Income Portfolio II (formerly, Legg Mason Value)	$57,707
Index Plus International Equity (formerly, VP Index Plus International Equity)	N/A
International Growth Opportunities	$6,180
Janus Contrarian	$224

Portfolio	Commissions Paid on Total Transactions for Research Services
JPMorgan Emerging Markets Equity	N/A
JPMorgan Small Cap Core Equity	N/A
JPMorgan Value Opportunities	N/A
Limited Maturity Bond	N/A
Liquid Assets	N/A
Lord Abbett Affiliated	N/A
Marsico Growth	$45,340
Marsico International Opportunities	$15,455
MFS Total Return	N/A
MFS Utilities	N/A
Oppenheimer Main Street®	$126,524
PIMCO High Yield	N/A
PIMCO Total Return Bond (formerly, PIMCO Core Bond)	N/A
Pioneer Equity Income(2)	N/A
Pioneer Fund	N/A
Pioneer Mid Cap Value	N/A
Stock Index	$66
T. Rowe Price Capital Appreciation	N/A
T. Rowe Price Equity Income	N/A
Templeton Global Growth	$23,287
Van Kampen Capital Growth	N/A
Van Kampen Global Franchise	N/A
Van Kampen Growth and Income	N/A
Wells Fargo Small Cap Disciplined	$126,475

(1)        The Portfolios commenced operations on April 20, 2007.

(2)        The Portfolios had not commenced operations as of December 31, 2006; commissions paid to certain brokers for research services are not available.

The Sub-Advisers may purchase new issues of securities for the Portfolios in underwritten fixed-price offerings.  In these situations, the underwriter or selling group member may provide the Sub-Advisers with research in addition to selling the securities (at a fixed public offering price) to the Portfolio or other advisory clients.  Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-dealer in this situation provides knowledge that may benefit the Portfolio, other clients of the Sub-Advisers, and the Sub-Advisers without incurring additional costs.  These arrangements may not fall within the safe harbor of Section 28(e) because the broker-dealer is considered to be acting in a principal capacity in underwritten transactions.  However, the FINRA has adopted rules expressly permitting broker-dealers to provide bona fide research to advisers in connection with fixed price offerings under certain circumstances.  As a general matter in these situations, the underwriter or selling group member will provide research credits at a rate that is higher than that which is available for secondary market transactions.

In circumstances where two or more broker-dealers offer comparable prices and execution capability, preference may be given to a broker-dealer which has sold shares of the Portfolios as well as shares of other investment companies or accounts managed by the Sub-Advisers.  This policy does not imply a commitment to execute all portfolio transactions through all broker-dealers that sell shares of the Portfolios.

Commission rates in the United States are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates.  The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Trustees.

A Sub-Adviser may place orders for the purchase and sale of exchange-listed portfolio securities with a broker-dealer that is an affiliate of the Sub-Adviser where, in the judgment of the Sub-Adviser, such firm will be able to obtain a price and execution at least as favorable as other qualified brokers.

Pursuant to SEC Rules, a broker-dealer that is an affiliate of the Advisers or a Sub-Adviser or, if it is also a broker-dealer, the Sub-Adviser may receive and retain compensation for effecting portfolio transactions for a Portfolio on a national securities exchange of which the broker-dealer is a member if the transaction is “executed” on the floor of the exchange by another broker which is not an “associated person” of the affiliated broker-dealer or Sub-Adviser, and if there is in effect a written contract between the Sub-Adviser and the Trust expressly permitting the affiliated broker-dealer or Sub-Adviser to receive and retain such compensation.  The Sub-Advisory Agreements provide that such Sub-Adviser may retain compensation on transactions effected for a Portfolio in accordance with the terms of these rules.

Each of the following is a registered broker-dealer and an affiliate of DSL and ING Investments, Advisers to ING Investors Trust as December 31, 2008:  Bancnorth Investment Group, Inc., Clarion Capital, LLC, Financial Network Investment Corporation, Guaranty Brokerage Services, Inc., ING Alternative Asset Management LLC, ING America Equities, Inc., ING Clarion Partners, LLC, ING Clarion Real Estate Securities, L.P., ING Direct Funds Limited, ING Financial Advisers, LLC, ING Financial Markets LLC, ING Financial Partners, Inc., ING Funds Distributor, LLC, ING Investment Advisors, LLC, ING Investment Management Advisors B.V., ING Investment Management Asia/Pacific (Hong Kong) LTD., ING Investment Management Co., ING Investment Management LLC, ING Investment Management Services LLC, Multi-Financial Securities Corporation, Pomona Management LLC, d/b/a, Pomona Capital, Prime Vest Financial Services, Inc., ShareBuilder Advisors, LLC, ShareBuilder Securities Corporation and Systematized Benefits Administrators, Inc.

Any of the above firms may retain compensation on transactions effected for a Portfolio in accordance with these rules and procedures.

Because ING PIMCO Global Advantage Bond and ING T. Rowe Price Personal Strategy Growth Portfolios did not commence operations as of December 31, 2008, the Portfolios did not pay total brokerage commissions and affiliated brokerage commissions.

For the fiscal year ended December 31, 2008, the following total brokerage commissions, and affiliated brokerage commissions were paid (where commissions were paid to affiliates, the percentage of commissions paid, the percentage of the Portfolio’s transactions involving the payment of commission to affiliates and the affiliate(s) are also noted):

Portfolio	Total Amount of Commission Paid	Total Amount of Commissions Paid to Affiliate	% of Total Commission Paid to Affiliate	% of Portfolio’s Principal Amount of Transactions	Affiliate
Artio Foreign	$4,547,227	$17,250	0.38%	0.15%	ING Baring LLC
Artio Foreign	$4,547,227	$9,749	0.21%	0.10%	ING Securities
BlackRock Large Cap Growth	$273,378	$28,950	10.59%	9.04%	Merrill Lynch
Clarion Global Real Estate	$918.786	$54,654	5.95%	4.14%	ING Baring LLC
Clarion Real Estate (formerly, Van Kampen Real Estate)	$1,743,708	$5,077	0.29%	0.42%	Morgan Stanley
FMR Diversified Mid Cap	$3,212,726	$512	0.02%	0.04%	National Financial Services Corp.
FMR Diversified Mid Cap	$3,212,726	$12,930	0.40%	0.26%	ING Baring LLC
Franklin Mutual Shares	$364,483	$481	0.13%	0.05%	ING Baring LLC
Janus Contrarian	$1,548,149	$625	0.04%	0.02%	ING
Janus Contrarian	$1,584,149	$525	0.03%	0.11%	ING Baring LLC
Multi-Manager International Small Cap	$456,351	$6,139	1.35%	1.22%	JPMorgan Securites
Multi-Manager International Small Cap	$456,351	$4,564	1.00%	0.96%	Cazenove, Inc.
Multi-Manager International Small Cap	$456,351	$4,130	0.90%	0.55%	ING Baring LLC
Marsico Growth	$922,187	$2,218	0.24%	0.08%	ING Baring LLC
Marsico Internatinal Opportunities	$1,725,879	$30,643	1.78%	1.01%	ING Baring LLC
MFS Utilities	$1,132,204	$1,106	0.10%	0.05%	ING Baring LLC
T.Rowe Price Capital Appreciation	$3,185,048	$3,624	0.11%	0.06%	ING Baring LLC
Templeton Global Growth	$267,170	$388	0.15%	0.35%	ING Baring LLC
Van Kampen Capital Growth	$348,551	$4,583	1.31%	0.55%	ING Baring LLC
Van Kampen Capital Growth	$348,551	$154	0.04%	0.24%	BIDS (UBS)
Van Kampen Global Franchise	$244,684	$470	0.19%	0.14%	ING Baring LLC
Van Kampen Global Franchise	$244,684	$340	0.14%	0.18%	Morgan Stanley
Van Kampen Growth and Income	$744,439	$4,823	0.65%	0.51%	Morgan Stanley
Van Kampen Growth and Income	$744,439	$177	0.02%	0.10%	BIDS (Lehman Brothers)
Van Kampen Growth and Income	$744,439	$104	0.01%	0.00%	BIDS (Credit Suisse FB)

For the fiscal year ended December 31, 2007, the following total brokerage commissions, and affiliated brokerage commissions were paid (where commissions were paid to affiliates, the percentage of commissions paid, the percentage of the Portfolio’s transactions involving the payment of commission to affiliates and the affiliate(s) are also noted):

Portfolio	Total Amount of Commission Paid	Total Amount of Commissions Paid to Affiliate	% of Total Commission Paid to Affiliate	% of Portfolio’s Principal Amount of Transactions	Affiliate
Artio Foreign (formerly, Julius Baer Foreign)	$3,330,191,753	$4,660,156	0.84%	2.34%	ING Securities
BlackRock Large Cap Growth	$1,423,336,357	$305,348	0.11%	1.32%	ING Baring LLC
FMRSM Diversified Mid Cap	$3,561,836,209	$4,805,330	0.29%	0.40%	ING Baring LLC
Focus 5 (1)	$152,666	$3.00	0.002%	0.003%	ING Securities
JPMorgan Emerging Markets Equity	$482,829,460	$702,569	1.19%	1.63%	ING Baring LLC
Marsico International Opportunities	$981,829,063	$1,352,541	0.27%	0.34%	ING Baring LLC
MFS Utilities	$827,363,297	$1,098,821	0.18%	0.42%	ING Baring LLC
Templeton Global Growth	$400,097,444	$403,684	0.49%	1.22%	ING Baring LLC

(1)  The Portfolio commenced operations on August 20, 2007.

Because Pioneer Equity Income Portfolio had not commenced operations as of December 31, 2006, the Portfolios did not pay total brokerage commissions and affiliated brokerage commissions.

For the fiscal year ended December 31, 2006, the following total brokerage commissions, and affiliated brokerage commissions were paid (where commissions were paid to affiliates, the percentage of commissions paid, the percentage of the Portfolio’s transactions involving the payment of commissions to affiliates and the affiliate(s) are also noted):

Portfolio	Total Amount of Commission Paid	Total Amount of Commissions Paid to Affiliate	% of Total Commission Paid to Affiliate	% of Portfolio’s Principal Amount of Transactions	Affiliate
Artio Foreign (formerly, Julius Baer Foreign)	$3,072,991	$114,279	1.68%	3.72%	ING Baring LLC
Artio Foreign (formerly, Julius Baer Foreign)	$3,072,991	$3,096	0.10%	0.02%	ING Securities
FMRSM Diversified Mid Cap	$2,058,109	$6,244	0.17%	0.30%	ING Baring LLC
JPMorgan Emerging Markets Equity	$365,650	$7,475	1.48%	2.04%	ING Baring LLC
Marsico International Opportunities	$1,459,592	$8,933	0.83%	0.61%	ING Baring LLC
Van Kampen Global Franchise	$135,054	$1,061	0.75%	0.79%	ING Baring LLC

Fidelity Capital Markets is an affiliate of Fidelity Management & Research Company, the Sub-Adviser for FMRSM Diversified Mid Cap.  Barings Securities Corporation is an affiliate of Barings International Investment Limited, an affiliate of the Advisers and Sub-Adviser of Global Resources.   Furman Securities Corp. is an affiliate of the Advisers, as each is owned by ING Groep.

The Advisers, DSL and ING Investments, are affiliates of ING Investors Trust.

During the fiscal year ended December 31, 2008 the following Portfolios acquired securities of their regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents.  The holdings of securities of such brokers and dealers were as follows for December 31, 2008:

Portfolio Name	Security Description	Market Value

BlackRock Inflation Protected Bond	J.P. Morgan Chase Securities, Inc.	$4,569
	Lehman Brothers, Inc.	$149

Portfolio Name	Security Description	Market Value

	Citigroup, Inc.	$303
	Bank of America Corp.	$1,618

BlackRock Large Cap Value	JP Morgan Chase and Co.	$882

Focus 5	Bank of America Corp.	$2,627
	Citigroup, Inc.	$2,437

Franklin Income	Bank of America Corp.	$11,978
	Barclays Capital	$1,124
	Citigroup, Inc.	$2,659
	J.P. Morgan Chase Securities, Inc.	$6,269
	Morgan Stanley & Co., Inc.	$10,519
	Goldman Sachs & Co.	$5,096

Franklin Mutual Shares	Goldman Sachs & Co.	$1,420
	J.P. Morgan Chase Securities, Inc.	$3,243

Global Resources	Morgan Stanley & Co., Inc.	$2,265

Goldman Sachs Commodity Strategy	Merrill Lynch & Co., Inc.	$11,735
	Citigroup, Inc.	$2,176
	J.P. Morgan	$1,653

Growth and Income Portfolio II	Bank of America Corp.	$4,776
	Citigroup, Inc.	$3,754
	Goldman Sachs & Co.	$1,037
	J.P. Morgan Chase Securities, Inc.	$2,878

Index Plus International Equity	Credit Suisse First Boston	$1,154
	Deutsche Bank AG	$1,331
	UBS AG	$86

Janus Contrarian	Merrill Lynch & Co., Inc.	$1,504

JPMorgan Small Cap Core Equity	Knight Capital	$822

JPMorgan Value Opportunities	Bank of America Corp.	$5,792
	Citigroup, Inc.	$1,855
	Goldman Sachs & Co.	$6,094
	Morgan Stanley & Co., Inc.	$6,517

Limited Maturity Bond	Bank of America Corp.	$13,896
	Barclays Capital	$7,695
	Goldman Sachs & Co.	$4,642
	Greenwich Capital Markets	$445
	HSBC Securities, Inc.	$2,561
	J.P. Morgan Chase Securities, Inc.	$13,403
	Morgan Stanley & Co., Inc.	$3,548

Liquid Assets	Bank of America Corp.	$20,994
	Citigroup, Inc.	$11,300
	Credit Suisse First Boston	$21,481
	Deutsche Bank AG	$289,699
	J.P. Morgan Chase Securities, Inc.	$17,496
	Wachovia Corp.	$13,496
	Morgan Stanley & Co., Inc.	$105,000

Lord Abbett Affiliated	The Bank of New York	$6,285
	J.P. Morgan Chase Securities, Inc.	$6,720
	Bank of America Corp.	$4,806
	Wells Fargo & Co.	$6,986
	Goldman Sachs & Co.	$3,772

Marsico Growth	Goldman Sachs & Co.	$17,010
	J.P. Morgan Chase Securities, Inc.	$7,235

Marsico International Opportunities	Credit Suisse First Boston	$13,307

MFS Total Return	Bank of America Corp.	$13,632
	The Bank of New York	$13,192
	Goldman Sachs & Co.	$9,795
	J.P. Morgan Chase Securities, Inc.	$16,568
	American Express Co.	$1,643
	Barclays Capital	$1

Portfolio Name	Security Description	Market Value

	BNP Paribas Securities Corp.	$355
	Citigroup, Inc.	$3,002
	Credit Suisse First Boston	$958
	GE Capital	$986
	Greenwich Capital Markets	$2,563
	HSBC Securities, Inc.	$1,254

Oppenheimer Main Street®	Bank of America Corp.	$1,432
	Goldman Sachs & Co.	$827
	J.P. Morgan Chase Securities, Inc.	$1,901

PIMCO High Yield	Bank of America Corp.	$24,409
	Citigroup, Inc.	$10,176
	Barclays Capital	$6,434
	Credit Suisse First Boston	$853
	Goldman Sachs & Co.	$11,199
	Greenwich Capital Markets	$2,101
	J.P. Morgan Chase Securities, Inc.	$8,245
	Morgan Stanley & Co., Inc.	$6,615

PIMCO Total Return Bond	Bank of America Corp.	$157,630
	The Bank of New York	$13,508
	Barclays Capital	$6,544
	Citigroup, Inc.	$77,689
	Credit Suisse First Boston	$10,629
	Goldman Sachs & Co.	$51,511
	Greenwich Capital Markets	$1,451
	J.P. Morgan Chase Securities, Inc.	$129,904
	Morgan Stanley & Co., Inc.	$49,171
	Royal Bank of Scottland	$1,825

Pioneer Fund	Bank of America Corp.	$268
	J.P. Morgan Chase Securities, Inc.	$234

Stock Index	Bank of America Corp.	$4,062
	The Bank of New York	$1,477
	Citigroup, Inc.	$1,663
	Goldman Sachs & Co.	$1,696
	J.P. Morgan Chase Securities, Inc.	$5,352
	Morgan Stanley & Co., Inc.	$2,972
	Northern Trust Corp.	$501

T. Rowe Price Capital Appreciation	J.P. Morgan Chase Securities, Inc.	$16,250
	Bank of America Corp.	$29,210
	Citigroup, Inc.	$16,738

T. Rowe Price Equity Income	Bank of America Corp.	$14,446
	The Bank of New York	$12,204
	Citigroup, Inc.	$2,446
	Goldman Sachs & Co.	$7,696
	J.P. Morgan Chase Securities, Inc.	$30,576

Templeton Global Growth Portfolio	Bank of America Corp.	$1,192
	J.P. Morgan Chase Securities, Inc.	$1,008

Van Kampen Global Tactical Asset Allocation	BNP Paribas Securities Corp.	$34
	Deutsche Bank AG	$23
	Nomura Holdings	$13
	Credit Suisse First Boston	$35
	Bank of America Corp.	$54
	The Bank of New York	$28
	Goldman Sachs & Co.	$25
	J.P. Morgan Chase Securities, Inc.	$132

Van Kampen Growth and Income Portfolio	Bank of America Corp.	$12,019
	J.P. Morgan Chase Securities, Inc.	$27,173

PORTFOLIO TURNOVER

A change in securities held in the portfolio of a Portfolio is known as “portfolio turnover” and may involve the payment by a Portfolio of dealer mark-ups or brokerage or underwriting commissions and other transaction costs on the sale of securities, as well as on the reinvestment of the proceeds in other securities.  Portfolio turnover rate for a fiscal year is the percentage determined by dividing the lesser of the cost of purchases or proceeds from sales of portfolio securities by the average of the value of portfolio securities during each year, all excluding securities whose maturities at acquisition were one year or less.  A Portfolio cannot accurately predict its turnover rate, however the rate will be higher when a Portfolio finds it necessary to significantly change their portfolio to adopt a temporary defensive position or respond to economic or market events.  A high turnover rate would increase expenses and may involve realization of capital gains by the portfolios.

For ING AllianceBernstein Mid Cap Growth Portfolio the portfolio turnover increased in 2008 due to increased market volatility.

For ING Artio Foreign Portfolio the portfolio turnover increased in 2008 due to increased market volatility.

For ING Limited Maturity Bond Portfolio the portfolio turnover increased in 2008 due to increased market volatility.

For ING PIMCO High Yield Portfolio the portfolio turnover increased in 2008 due to increased market volatility.

NET ASSET VALUE

As noted in the Prospectus, the net asset value (“NAV”) and offering price of each class of each Portfolio’s shares will be determined once daily as of the close of regular trading (“Market Close”) on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE) during each day on which the NYSE s open for trading.  As of the date of this SAI, the NYSE is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Portfolio securities listed or traded on a national securities exchange will be valued at the last reported sale price on the valuation day.  Securities traded on an exchange for which there has been no sale that day and other securities traded in the over-the-counter market will be valued at the mean between the last reported bid and asked prices on the valuation day.  Portfolio securities reported by NASDAQ will be valued at the NASDAQ Official Closing Price on the valuation day.  In cases in which securities are traded on more than one exchange, the securities are valued on the exchange that is normally the primary market.  Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest, approximates market value.  This involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. (See “Net Asset Value” in the “Information for Investors” section of the Prospectus.)  The long-term debt obligations held in a Portfolio’s portfolio will be valued at the mean between the most recent bid and asked prices as obtained from one or more dealers that make markets in the securities when over-the-counter market quotations are readily available.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) or are deemed unreliable are valued at their fair values as determined in good faith by or under the supervision of the Portfolios’ Board, in accordance with methods that are specifically authorized by the Board.  Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Portfolio calculates its NAV, may also be valued at their fair values as determined in good faith by or under the supervision of a Portfolio’s Board, in accordance with methods that are specifically authorized by the Board.  The valuation techniques applied in any specific instance may vary from case to case.  With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Portfolio related to registration of the security, as well as factors relevant to the issuer itself.  Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities.

The value of a foreign security traded on an exchange outside the United States is generally based on its price on the principal foreign exchange where it trades as of the time the Portfolio determines its NAV or if the foreign exchange closes prior to the time the Portfolio determines its NAV, the most recent closing price of the foreign security on its principal exchange.  Trading in certain non-U.S. securities may not take place on all days on which the NYSE is open.  Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of a Portfolio’s NAV may not take place contemporaneously with the determination of the prices of securities held by the Portfolio in foreign securities markets.  Further, the value of a Portfolio’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Portfolio.  In calculating a Portfolio’s NAV, foreign securities denominated in foreign currency are converted to U.S. dollar equivalents.

If an event occurs after the time at which the market for foreign securities held by the Portfolio closes but before the time that the Portfolio’s NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time the Portfolio determines its NAV.  In such a case, the Portfolio will use the fair value of such securities as determined under the Portfolio’s valuation procedures.  Events after the close of trading on a foreign market that could require the Portfolio to fair value some or all of its foreign securities include, among others, securities trading in the United States and other markets, corporate announcements, natural and other disasters, and political and other events.  Among other elements of analysis in determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations.  An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Portfolio calculates its NAV.  There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on fair value of securities, nor that such markets will continue to behave in a fashion that is consistent with such models.  Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment.  Consequently, the fair value assigned to a security may not represent the actual value that a Portfolio could obtain if it were to sell the security at the time of the close of NYSE.  Pursuant to procedures adopted by the Board, the Portfolio is not obligated to use the fair valuations suggested by any research service, and valuation recommendations by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate.  Unless an event is such that it causes the Portfolio to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time the Portfolio determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Portfolio’s NAV.

Options on securities, currencies, futures and other financial instruments purchased by the Portfolios are valued at their last bid price in the case of listed options or at the average of the last bid prices obtained from dealers in the case of OTC Options.

The price of silver and gold bullion is determined by measuring the mean between the closing bid and asked quotations of silver and gold bullion set at the time of the close of the NYSE on each date that the NYSE is open for business.

The fair value of other assets is added to the value of all securities positions to arrive at the value of a Portfolio’s total assets.  The Portfolio’s liabilities, including accruals for expenses, are deducted from its total assets.  Once the total value of the Portfolios’ net assets is so determined, that value is then divided by the total number of shares outstanding (excluding treasury shares), and the result, rounded to the nearest cent, is the NAV per share.

In computing the NAV for a class of shares of a Portfolio, all class-specific liabilities incurred or accrued are deducted from the class’ net assets.  The resulting net assets are divided by the number of shares of the class outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the NAV per share.

Orders received by dealers prior to Market Close will be confirmed at the offering price computed as of Market Close provided the order is received by the Transfer Agent prior to Market Close that same day.  It is the responsibility of the dealer to insure that all orders are transmitted timely to the Portfolio.  Orders received by dealers after Market Close will be confirmed at the next computed offering price as described in the Prospectus.

Liquid Assets

For the purpose of determining the price at which Liquid Assets Portfolio’s (because this section applies to Liquid Assets Portfolio in this section only, Liquid Assets Portfolio is referred to as the “Portfolio”) shares are issued and redeemed, the NAV per share is calculated immediately after the daily dividend declaration by:  (a) valuing all securities and instruments as set forth below; (b) subtracting a Portfolio’s liabilities; and (c) dividing the resulting amount by the number of shares outstanding.  As discussed below, it is the intention of the Portfolio to maintain a NAV per share of $1.00.  The Portfolio’s portfolio instruments are valued on the basis of amortized cost.  This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount of premium, regardless of the impact of fluctuating interest rates on the market value of the security.  While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold its portfolio.  During periods of declining interest rates, the daily yield on shares of the Portfolio computed as described above may be higher than a like computation made by a portfolio with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all its portfolio instruments.  Thus, if the use of amortized cost by the Portfolio results in a lower aggregate portfolio value on a particular day, a prospective investors in the Portfolio would be able to obtain a somewhat higher yield than would result from an investment in a portfolio utilizing solely market values, and existing investors in the Portfolio would receive less investment income.  The converse would apply in a period of rising interest rates.

The Portfolio’s use of amortized cost and the maintenance of the Portfolio’s per share net value at $1.00 is based on its election to operate under the provisions of Rule 2a-7 under the 1940 Act.  As a condition of operating under that Rule, the Portfolio must maintain a dollar-weighted average portfolio maturity of ninety (90) days or less, purchase only instruments having remaining maturities of 397 days or less (as determined in accordance with maturity shortening provisions of the Rule), and invest only in securities which are determined by the Board to present minimal credit risks and which are of high quality as required by the Rule, or in the case of any instrument not so rated, considered by the Board to be of comparable quality.

As required by Rule 2a-7, the Board has adopted a procedure for the periodic comparison of the Portfolio’s NAV per share as determined based on market values, with the Portfolio’s NAV per share, as determined using amortized cost values.  These procedures require that the Board promptly consider what, it any, action should be taken if the amortized cost NAV deviates from market value NAV by more than ½ of 1 percent.

When determining the market value NAV per share of the Portfolio, the investments for which market quotations are readily available are valued at the most recent bid price or quoted yield equivalent for such securities or for securities of comparable maturity, quality and type as obtained from one or more of the major market makers for the securities to be valued.  Other investments and assets are valued at fair value, as determined in good faith by the Portfolio’s Board.

PERFORMANCE INFORMATION

The Trust may, from time to time, include the yield of the Portfolios, and the total return of the Portfolios in advertisements or sales literature.  In the case of Variable Contracts, performance information for a Portfolio will not be advertised or included in sales literature unless accompanied by comparable performance information for the separate account to which the Portfolio offers its shares.

Quotations of yield for the Portfolios will be based on all investment income per share earned during a particular 30-day period (including dividends and interest and calculated in accordance with a standardized yield formula adopted by the SEC), less expenses accrued during the period (“net investment income”), and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

YIELD = 2[((a-b)/cd + 1)^6 — 1] where,

a = dividends and interest earned during the period,

b = expenses accrued for the period (net of reimbursements),

c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and

d = the maximum offering price per share on the last day of the period.

For the 30-day period ended December 31, 2008:

Class I

	Yield
Portfolio	Subsidized	Unsubsidized
Limited Maturity Bond	5.09%	5.09%

Class S

	Yield
Portfolio	Subsidized	Unsubsidized
Limited Maturity Bond	4.84%	4.84%

Quotations of average annual total return for a Portfolio will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Portfolio over certain periods that will include periods of one, five, and ten years (or, if less, up to the life of the Portfolio), calculated pursuant to the following formula: P (1 + T) ^n = ERV (where P = a hypothetical initial payment of $1,000, T = average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). Quotations of total return may also be shown for other periods.  All total return figures reflect the deduction of a proportional share of Portfolio expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid.

Because Liquid Assets, T. Rowe Price Personal Strategy Growth and Van Kampen Global Tactical Asset Allocation do not offer ADV Class shares, performance for other share classes for these Portfolios is not available.

Because PIMCO Global Advantage Bond and T. Rowe Price Personal Strategy Growth Portfolios had not commenced operations as of December 31, 2008, the Portfolios’ performance is not available.  As of the fiscal year ended December 31, 2008, the ADV Class shares of Stock Index had not commenced operations.

As of the fiscal year ended December 31, 2008, the Class S shares of Van Kampen Global Tactical Asset AllocationPortfolio did not have a full calendar year of operations. As of the fiscal year ended December 31, 2008, the ADV Class shares of

Stock Index had not commenced operations.  Quotations for these Portfolios’ Class S shares for the period indicated for each year ended December 31, are set out below.

The following are the Portfolios’ average annual total returns for the periods indicated for the fiscal year ended December 31, 2008:

Portfolio	1 Year	5 Years	10 Years	Since Inception	Date of Inception

AllianceBernstein Mid Cap Growth
ADV Class	(46.56)%	—	—	(18.91)%	9/25/06
Class S (revised for ADV Class shares)	(46.60)%	(5.39)%	(2.44)%	—	8/14/98
Class I	(46.30)%	—	—	(7.66)%	5/13/05
Class S	(46.41)%	(5.04)%	(2.08)%	—	8/14/98
Service 2 Class	(46.49)%	(5.19)%	—	5.01%	9/9/02
Class S (revised for Service 2 Class shares)	(46.48)%	(5.19)%	(2.24)%	—	8/14/98

Artio Foreign
ADV Class	(43.95)%	—	—	(11.98)%	4/28/06
Class S (revised for ADV Class shares)	(43.90)%	2.54%	—	3.11%	5/1/02
Class I	(43.53)%	—	—	0.54%	12/3/04
Class S	(43.69)%	2.89%	—	3.46%	5/1/02
Service 2	(43.76)%	2.74%	—	6.10%	9/9/02

BlackRock Inflation Protected Bond
ADV Class	(2.16)%	—	—	2.36%	4/30/07
Class I	(1.60)%	—	—	3.02%	4/30/07
Class S	(1.86)%	—	—	2.76%	4/30/07

BlackRock Large Cap Growth
ADV Class	(39.24)%	—	—	(3.26)%	3/17/04
Class S (revised for ADV Class shares)	(39.29)%	(3.46)%	—	(2.37)%	5/1/02
Class I	(38.94)%	—	—	(13.55)%	4/28/06
Class S	(39.06)%	(3.10)%	—	(2.02)%	5/1/02
Service 2(1)	(39.21)%	(3.24)%	—	0.49%	9/9/02
Class S (revised for Service 2 Class shares)	(39.17)%	(3.27)%	—	(2.18)%	5/1/02

BlackRock Large Cap Value
ADV Class	(35.61)%	—	—	(12.22)%	4/28/06
Class S (revised for ADV Class shares)	(35.63)%	(1.98)%	—	(0.04)%	5/1/02
Class I	(35.19)%	—	—	(1.05)%	5/18/04
Class S	(35.32)%	(1.61)%	—	0.33%	5/1/02
Service 2 Class	(35.42)%	(1.77)%	—	3.36%	9/9/02

Clarion Global Real Estate
ADV Class	(41.47)%	—	—	(13.91)%	4/28/06
Service 2	(41.34)%	—	—	(13.71)%	5/3/06
Class S	(41.26)%	—	—	(9.20)%	1/3/06
Class I	(41.06)%	—	—	(8.96)%	1/3/06

Clarion Real Estate
ADV Class	(38.73)%	—	—	(15.17)%	4/17/06
Class S (revised for ADV Class shares)	(38.74)%	1.94%	7.37%	—	1/24/89
Class I	(38.36)%	2.55%	—	6.33%	5/19/03
Class S	(38.51)%	2.29%	7.73%	—	1/24/89
Service 2 Class	(38.60)%	2.14%	—	6.35%	9/9/02
Class S (revised for Service 2 Class shares)	(38.61)%	2.15%	7.59%	—	1/24/89

Disciplined Small Cap Value
Class I	(33.38)%	—	—	(15.95)%	4/28/06
Class I (revised for ADV Class shares)	(33.80)%	—	—	(16.51)%	4/28/06
Class I (revised for Class S)	(33.56)%	—	—	(16.21)%	4/28/06
Class I (revised for Service 2 Class shares)	(33.66)%	—	—	(37.92)%	4/28/06

Evergreen Health Sciences
ADV Class	(29.14)%	—	—	(12.42)%	12/29/06
Class S (revised for ADV Class shares)	(28.94)%	—	—	(0.92)%	5/3/04
Class I	(28.49)%	—	—	(6.11)%	4/28/06
Service 2 Class	(28.71)%	—	—	(12.05)%	12/29/06
Class S (revised for Service 2 Class shares)	(28.79)%	—	—	(0.72)%	5/3/04
Class S	(28.68)%	—	—	(0.57)%	5/3/04

				Since	Date of
Portfolio	1 Year	5 Years	10 Years	Inception	Inception

Evergreen Omega
ADV Class	(27.86)%	—	—	(10.44)%	12/29/06
Class S (revised for ADV Class shares)	(27.81)%	—	—	(1.67)%	5/3/04
Class I	(27.34)%	—	—	(0.57)%	5/2/05
Service 2 Class	(27.63)%	—	—	(1.46)%	5/13/04
Class S	(27.55)%	—	—	(1.32)%	5/3/04

FMRSM Diversified Mid Cap
ADV Class	(39.35)%	—	—	(10.05)%	1/17/06
Class S (revised for ADV Class shares)	(39.36)%	2.14%	—	1.11%	10/2/00
Class I	(39.02)%	—	—	(5.22)%	8/15/05
Class S	(39.14)%	2.49%	—	1.46%	10/2/00
Service 2 Class	(39.26)%	2.32%	—	5.86%	9/9/02
Class S (revised for Service 2 Class shares)	(39.24)%	2.34%	—	1.31%	10/2/00

Focus 5
ADV Class	(43.34)%	—	—	(31.91)%	8/20/07
Class I	(42.88)%	—	—	(31.38)%	8/20/07
Class S	(43.05)%	—	—	(31.55)%	8/20/07

Franklin Income
ADV Class	(29.64)%	—	—	(15.16)%	12/29/06
Class I	(28.92)%	—	—	(7.64)%	4/28/06
Class S	(28.98)%	—	—	(7.81)%	4/28/06
Service 2 Class	(29.11)%	—	—	(7.94)%	5/3/06

Franklin Mutual Shares
ADV Class	(38.07)%	—	—	(26.55)%	4/30/07
Class I	(37.61)%	—	—	(26.01)%	4/30/07
Class S	(37.77)%	—	—	(26.20)%	4/30/07

Global Resources
ADV Class	(41.22)%	—	—	(11.66)%	12/18/06
Class S (revised for ADV Class shares)	(41.21)%	6.60%	7.93%	—	1/24/89
Class I	(40.86)%	7.20%	—	12.83%	7/2/03
Class S	(41.00)%	6.94%	8.28%	—	1/24/89
Service 2	(41.09)%	6.77%	—	12.41%	9/9/02
Class S (revised for Service 2 Class)	(41.08)%	6.81%	8.15%	—	1/24/89

Goldman Sachs Commodity Strategy
ADV Class	—	—	—	(44.20)%	4/28/08
Class I	—	—	—	(44.00)%	4/28/08
Class S	—	—	—	(44.10)%	4/28/08
Service 2	—	—	—	(44.20)%	4/28/08

Growth and Income Portfolio II
ADV Class	(55.70)%	—	—	(17.45)%	4/11/05
Class S (revised for ADV Class shares)	(55.62)%	(11.98)%	—	(8.85)%	10/2/00
Class I	(55.46)%	—	—	(12.38)%	5/6/04
Class S	(55.45)%	(11.64)%	—	(8.51)%	10/2/00
Service 2	(55.50)%	(11.78)%	—	(6.77)%	9/9/02
Class S (revised for Service 2 Class shares)	(55.52)%	(11.80)%	—	(8.67)%	10/2/00

Index Plus International Equity
ADV Class(2)	(44.07)%	—	—	(19.43)%	4/12/06
Class S (revised for ADV Class shares)	(44.01)%	—	—	(5.37)%	7/29/05
Class I	(43.73)%	—	—	(4.78)%	7/29/05
Class S	(43.81)%	—	—	(5.02)%	7/29/05
Service 2	(43.90)%	—	—	(10.24)%	1/10/06
Class S (revised for Service 2 shares)	(43.90)%	—	—	(5.18)%	7/29/05

Portfolio	1 Year	5 Years	10 Years	Since Inception	Date of Inception

International Growth Opportunities
ADV Class	(52.68)%	—	—	(25.27)%	12/29/06
Class S (revised for ADV Class shares)	(52.52)%	(2.76)%	—	(0.90)%	12/17/01
Class I	(52.14)%	—	—	(17.26)%	4/28/06
Class S	(52.34)%	(2.41)%	—	(0.54)%	12/17/01
Service 2	(52.52)%	(2.61)%	—	1.62%	9/9/02
Class S (revised for Service 2 Class shares)	(52.42)%	(2.56)%	—	(0.70)%	12/17/01

Janus Contrarian
ADV Class	(49.18)%	—	—	(21.57)%	12/29/06
Class S (revised for ADV Class shares)	(49.17)%	0.19%	—	(0.72)%	10/2/00
Class I	(48.85)%	—	—	(12.45)%	4/28/06
Class S	(48.98)%	0.55%	—	(0.37)%	10/2/00
Service 2	(49.07)%	0.39%	—	6.53%	9/9/02
Class S (revised for Service 2 Class)	(49.07)%	0.40%	—	(0.52)%	10/2/00

JPMorgan Emerging Markets Equity
ADV Class	(51.46)%	—	—	(6.53)%	3/23/06
Class S (revised for ADV Class shares)	(51.50)%	7.41%	6.44%	—	2/18/98
Class I	(51.21)%	—	—	(1.72)%	12/2/05
Class S	(51.32)%	7.76%	6.79%	—	2/18/98
Service 2	(51.37)%	7.62%	—	12.18%	9/9/02
Class S (revised for Service 2 Class)	(51.40)%	7.62%	6.65%	—	2/18/98

JPMorgan Small Cap Core Equity
ADV Class	(30.14)%	—	—	0.45%	8/12/04
Class S (revised for ADV Class shares)	(30.20)%	0.61%	—	1.29%	5/1/02
Class I	(29.74)%	—	—	0.24%	5/6/04
Class S	(29.95)%	0.95%	—	1.64%	5/1/02
Service 2	(30.03)%	0.81%	—	4.76%	9/9/02

JPMorgan Value Opportunities
ADV Class	(39.65)%	—	—	(13.11)%	5/30/06
Class S (revised for ADV Class shares)	(39.71)%	—	—	(7.18)%	4/29/05
Class I	(39.34)%	—	—	(7.03)%	5/4/05
Class S	(39.49)%	—	—	(6.83)%	4/29/05
Service 2	(39.55)%	—	—	(7.38)%	5/4/05

Limited Maturity Bond
ADV Class	(0.73)%	—	—	2.65%	4/28/06
Class S (revised for ADV Class shares)	(0.58)%	2.11%	3.61%	—	1/24/89
Class I	0.06%	—	—	3.14%	4/29/05
Class S	(0.23)%	2.45%	3.97%	—	1/24/89
Service 2	(0.29)%	—	—	3.15%	4/28/06
Class S (revised for Service 2 shares)	(0.38)%	2.31%	3.82%	—	1/24/89

Liquid Assets
Class I	2.70%	—	—	3.59%	5/7/04
Class S	2.44%	3.14%	3.24%	—	1/24/89
Service 2	2.29%	2.99%	—	2.51%	9/9/02
Class S (revised for Service 2 Class shares)	2.28%	2.98%	3.09%	—	1/24/89

Lord Abbett Affiliated
ADV Class	(36.86)%	—	—	(12.15)%	4/28/06
Class S (revised for ADV Class shares)	(36.82)%	(2.41)%	—	(0.41)%	2/1/00
Class I	(36.39)%	(1.81)%	—	0.86%	6/24/03
Class S	(36.58)%	(2.07)%	—	(0.07)%	2/1/00
Service 2 Class	(36.67)%	(2.21)%	—	2.40%	9/9/02
Class S (revised for Service 2 Class shares)	(36.69)%	(2.22)%	—	(0.21)%	2/1/00

Marsico Growth
ADV Class	(40.52)%	(2.94)%	—	(2.75)%	8/1/03
Class S (revised for ADV Class shares)	(40.54)%	(2.96)%	(2.63)%	—	8/14/98
Class I	(40.16)%	(2.36)%	—	1.94%	5/1/03
Class S	(40.31)%	(2.61)%	(2.28)%	—	8/14/98
Service 2	(40.42)%	(2.76)%	—	2.11%	9/9/02
Class S (revised for Service 2 Class shares)	(40.41)%	(2.77)%	(2.43)%	—	8/14/98

Portfolio	1 Year	5 Years	10 Years	Since Inception	Date of Inception

Marsico International Opportunities
ADV Class	(49.65)%	—	—	(10.38)%	1/20/06
Class S (revised for ADV Class shares)	(49.69)%	—	—	(1.83)%	5/2/05
Class I	(49.34)%	—	—	(1.23)%	4/29/05
Class S	(49.51)%	—	—	(1.49)%	5/2/05
Service 2 Class	(49.66)%	—	—	(22.16)%	12/29/06
Class S (revised for Service 2 shares)	(49.59)%	—	—	(1.64)%	5/2/05

MFS Total Return
ADV Class	(22.63)%	0.32%	—	0.80%	8/1/03
Class S (revised for ADV Class shares)	(22.63)%	0.30%	2.96%	—	8/14/98
Class I	(22.17)%	0.92%	—	3.17%	5/1/03
Class S	(22.35)%	0.66%	3.32%	—	8/14/98
Service 2	(22.44)%	0.52%	—	3.05%	9/9/02
Class S (revised for Service 2 Class shares)	(22.47)%	0.51%	3.17%	—	8/14/98

MFS Utilities
ADV Class	(37.91)%	—	—	(1.68)%	7/18/06
Class S (revised for ADV Class shares)	(37.94)%	—	—	4.40%	5/2/05
Class I	(37.56)%	—	—	5.21%	4/29/05
Class S	(37.70)%	—	—	4.76%	5/2/05
Servive 2 Class	(37.71)%	—	—	(10.80)%	12/29/06
Class S (revised for Service 2 Class shares)	(37.81)%	—	—	4.61%	5/2/05

Multi-Manager International Small Cap
ADV Class	—	—	—	(46.10)%	4/28/08
Class I	—	—	—	(45.90)%	4/28/08
Class S	—	—	—	(46.00)%	4/28/08
Service 2	—	—	—	(46.00)%	4/28/08

Oppenheimer Main Street®
ADV Class	(39.01)%	—	—	(13.26)%	4/28/06
Class S (revised for ADV Class shares)	(38.92)%	(2.94)%	(3.00)%	—	8/14/98
Class I	(38.57)%	(2.35)%	—	1.10%	5/1/03
Class S	(38.69)%	(2.59)%	(2.65)%	—	8/14/98
Service 2	(38.80)%	(2.74)%	—	1.02%	9/9/02
Class S (revised for Service 2 Class shares)	(38.79)%	(2.75)%	(2.80)%	—	8/14/98

PIMCO High Yield
ADV Class	(22.84)%	—	—	(6.59)%	5/22/06
Class S (revised for ADV Class shares)	(22.80)%	—	—	(0.53)%	5/3/04
Class I	(22.37)%	—	—	(1.92)%	4/29/05
Class S	(22.53)%	—	—	(0.18)%	5/3/04
Service 2	(20.60)%	—	—	(10.74)%	12/29/06
Class S (revised for Service 2 Class shares)	(22.64)%	—	—	(0.33)%	5/3/04

PIMCO Total Return Bond
ADV Class	3.70%	—	—	6.29%	4/28/06
Class S (revised for ADV Class shares)	3.83%	4.56%	2.84%	—	8/14/98
Class I	4.42%	—	—	6.96%	4/28/06
Class S	4.21%	4.93%	3.20%	—	8/14/98
Service 2	4.02%	4.79%	—	4.99%	9/9/02
Class S (revised for Service 2 Class)	4.04%	4.77%	3.05%	—	8/14/98

Pioneer Equity Income
ADV Class	(30.38)%	—	—	(23.43)%	5/11/07
Class I	(30.12)%	—	—	(23.03)%	N/A
Class S	(30.34)%	—	—	(23.29)%	5/11/07
Class S (revised for Service 2 Class Shares)	(30.44)%	—	—	(23.47)%	5/11/07

Portfolio	1 Year	5 Years	10 Years	Since Inception	Date of Inception

Pioneer Fund
ADV Class	(34.98)%	—	—	(17.51)%	12/29/06
Class S (revised for ADV Class shares)	(34.96)%	—	—	(4.00)%	5/3/05
Class I	(34.53)%	—	—	(3.12)%	4/29/05
Class S	(34.72)%	—	—	(3.64)%	5/3/05
Service 2 Class	(34.96)%	—	—	(17.43)%	12/29/06
Class S (revised for Service 2 Class shares)	(34.82)%	—	—	(3.81)%	5/3/05

Pioneer Mid Cap Value
ADV Class	(33.48)%	—	—	6.84%	12/29/06
Class S (revised for ADV Class shares)	(33.35)%	—	—	(4.03)%	4/29/05
Class I	(32.90)%	—	—	(3.57)%	5/2/05
Class S	(33.12)%	—	—	(3.68)%	4/29/05
Service 2 Class	(33.38)%	—	—	(16.20)%	12/29/06
Class S (revised for Service 2 Class)	(33.22)%	—	—	(3.83)%	4/29/05

Stock Index
Class I (revised for ADV Class shares)	(37.52)%	—	—	(3.20)%	5/3/04
Class I	(37.12)%	—	—	(2.61)%	5/3/04
Class S	(37.35)%	—	—	(24.35)%	4/30/07
Service 2 Class	(37.42)%	—	—	(27.74)%	8/1/07
Class I (Revised for Class S shares)	(37.30)%	—	—	(2.86)%	5/3/04
Class I (Revised for Service 2 Class shares)	(37.39)%	—	—	(3.01)%	5/3/04

T. Rowe Price Capital Appreciation
ADV Class	(27.77)%	1.39%	—	2.05%	12/16/03
Class S (revised for ADV Class shares)	(27.77)%	1.38%	6.63%	—	1/24/89
Class I	(27.33)%	2.00%	—	5.38%	5/2/03
Class S	(27.51)%	1.74%	6.99%	—	1/24/89
Service 2 Class	(27.64)%	1.59%	—	5.07%	9/9/02
Class S (revised for Service 2 Class shares)	(27.62)%	1.59%	6.85%	—	1/24/89

T. Rowe Price Equity Income
ADV Class	(35.91)%	—	—	(1.90)%	1/15/04
Class S (revised for ADV Class shares)	(35.94)%	(1.54)%	1.17%	—	1/24/89
Class I	(35.50)%	(0.93)%	—	2.86%	5/2/03
Class S	(35.69)%	(1.18)%	1.52%	—	1/24/89
Service 2 Class	(35.76)%	(1.33)%	—	2.47%	9/9/02
Class S (revised for Service 2 Class shares)	(35.80)%	(1.34)%	1.37%	—	1/24/89

Templeton Global Growth
ADV Class	(40.06)%	—	—	(21.73)%	12/29/06
Class S (revised for ADV Class shares)	(39.91)%	(2.04)%	1.72%	—	10/21/92
Class I	(39.57)%	—	—	(12.68)%	4/28/06
Class S	(39.68)%	(1.69)%	2.07%	—	10/21/92
Service 2 Class	(39.77)%	(1.85)%	—	3.97%	9/9/02
Class S (revised for Service 2 Class shares)	(39.78)%	(1.84)%	1.93%	—	10/21/92

Van Kampen Capital Growth
ADV Class	(49.42)%	—	—	(21.54)%	12/29/06
Class S (revised for ADV Class shares)	(49.49)%	(4.94)%	—	(4.16)%	5/1/02
Class I	(49.21)%	—	—	(4.84)%	5/6/04
Class S	(49.31)%	(4.60)%	—	(3.82)%	5/1/02
Service 2 Class	(49.35)%	(4.75)%	—	(0.85)%	9/9/02

Van Kampen Global Franchise
ADV	(28.87)%	—	—	(11.86)%	12/29/06
Class S (revised for ADV Class shares)	(28.82)%	3.24%	—	4.19%	5/1/02
Class I	(28.38)%	—	—	(4.67)%	4/28/06
Class S	(28.57)%	3.58%	—	4.53%	5/1/02
Service 2	(28.66)%	3.44%	—	5.78%	9/9/02

Van Kampen Global Tactical Asset Allocation
Class S	—	—	—	(14.00)%	9/17/08

Portfolio	1 Year	5 Years	10 Years	Since Inception	Date of Inception

Van Kampen Growth and Income
ADV Class	(32.49)%	—	—	(0.81)%	2/22/04
Class S (revised for ADV Class shares)	(32.51)%	(0.11)%	0.63%	—	10/4/93
Class I	(32.08)%	—	—	(9.39)%	4/28/06
Class S	(32.26)%	0.25%	0.98%	—	10/4/93
Service 2 Class	(32.36)%	0.09%	—	3.89%	9/9/02
Class S (revised for Service 2 Class shares)	(32.37)%	0.09%	0.83%	—	10/4/93

Wells Fargo Small Cap Disciplined
ADV Class	(32.96)%	—	—	(8.99)%	11/30/05
Class I	(32.58)%	—	—	(8.51)%	11/30/05
Class S	(32.76)%	—	—	(8.75)%	11/30/05
Service 2 Class	(32.86)%	—	—	(8.87)%	11/30/05

(1)                      Service 2 Class shares commenced operations on September 9, 2002.  On October 3, 2005, all outstanding Service 2 Class shares of the Portfolio were fully redeemed.  On May 26, 2006, Service 2 Class shares recommenced operations.

(2)                      ADV Class shares commenced operations on April 12, 2006.  On July 11, 2006, all outstanding ADV Class shares of the Portfolio were fully redeemed.  On December 20, 2006, ADV Class shares recommenced operations.

Each Portfolio may be categorized as to its market capitalization make-up (“large-cap,” “mid-cap” or “small-cap”) with regard to the market capitalization of the issuers whose securities it holds.  A Portfolio average or median market capitalization may also be cited.  Certain other statistical measurements may be used to provide measures of a Portfolio’s characteristics.  Some of these statistical measures include without limitation: median or average P/E ratios, duration and beta.  Median and average P/E ratios are measures describing the relationship between the price of a Portfolio’s various securities and their earnings per share.  Duration is a weighted-average term-to-maturity of the bond’s cash flows, the weights being present value of each cash flow as a percentage of the bond’s full price.

Beta is a historical measure of a portfolio’s market risk; a Beta of 1.10 indicates that the portfolio’s returns tended to be 10% higher (lower) than the market return during periods in which market returns were positive (negative).

Performance information for a Portfolio may be compared, in advertisements, sales literature, and reports to shareholders to: (i) the S&P 500® Index, the S&P 1500 Supercomposite Healthcare Sector Index, the S&P/Barra Value Index, the S&P Mid Cap 400 Index, the S&P Small Cap 600 Index, the Dow Jones Industrial Average (“DJIA”), the Barclays Capital Government Bond Index, the Barclays Capital U.S. Government/Credit Bond Index, the Barclays Capital U.S. Aggregate Bond Index, the Barclays Capital Government/Credit Bond 1-3 Year Index, the iMoneyNet First Tier Retail Index, the Merrill Lynch High Yield Cash Pay Index, the Merrill Lynch U.S. High Yield BB-B Rated Index, the NASDAQ Composite Index, the MSCI EAFE®  Index, the MSCI All Country World IndexSM, the MSCI All Country World Free IndexSM, the MSCI Emerging Markets Free IndexSM, the MSCI World IndexSM, the Russell Midcap® Index, the Russell Midcap® Growth Index, the Russell 1000® Index, the Russell 1000® Growth, the Russell 1000® Value, the Russell 2000® Index, the Russell 3000® Index, the Wilshire Real Estate Securities Index, or other indices that measure performance of a pertinent group of securities, (ii) other groups of mutual funds tracked by Lipper Analytical Services, Inc., a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or person who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Portfolio.  Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

Reports and promotional literature may also contain other information including (i) the ranking of any Portfolio derived from rankings of mutual funds or other investment products tracked by Lipper Analytical Services, Inc. or by other rating services, companies, publications, or other persons who rank mutual funds or other investment products on over all performance or other criteria; and (ii) the effect of tax deferred compounding on a Portfolio’s investment returns, or returns in general, which may by illustrated by graphs, charts, or otherwise, and which may include a comparison, at various points in time, of the return from an investment in a Portfolio (or returns in general) on a tax-deferred basis (assuming one or more tax rates) with the return on a taxable basis.

In addition, reports and promotional literature may contain information concerning the Advisers, the Sub-Advisers, or affiliates of the Trust, the Advisers, or the Sub-Advisers, including (i) performance rankings of other mutual funds managed by a Sub-Adviser, or the individuals employed by a Sub-Adviser who exercise responsibility for the day-to-day management of a Portfolio, including rankings of mutual funds published by Morningstar, Inc., Value Line Mutual Fund Survey, or other rating services, companies, publications, or other persons who rank mutual funds or other investments products on overall performance or other criteria; (ii) lists of clients, the number of clients, or assets under management; and (iii) information regarding services rendered by the Advisers to the Trust, including information related to the selection and monitoring of the

Sub-Advisers.  Reports and promotional literature may also contain a description of the type of investor for whom it could be suggested that a Portfolio is intended, based upon each Portfolio’s investment objectives.

In the case of Variable Contracts, quotations of yield or total return for a Portfolio will not take into account charges and deductions against any Separate Accounts to which the Portfolio shares are sold or charges and deductions against the life insurance policies or annuity contracts issued by ING USA, although comparable performance information for the Separate Accounts will take such charges into account.  Performance information for any Portfolio reflects only the performance of a hypothetical investment in the Portfolio during the particular time period on which the calculations are based.  Performance information should be considered in light of the Portfolio’s investment objective or objectives and investment policies, the characteristics and quality of the portfolios, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

TAXES

Shares of the Portfolios may be offered to segregated asset accounts (“Separate Accounts”) of insurance companies as investment options under Variable Contracts.  Shares may also be offered to qualified pension and retirement plans (“Qualified Plans”) outside the Variable Contract and to the Portfolios’ Adviser and its affiliates.  Shares will generally not be offered to other investors.

Each Portfolio that has commenced operations has qualified (any Portfolio of the Trust that has not yet commenced operations intends to qualify), and expects to continue to qualify, to be taxed as a regulated investment company (“RIC”) under the Code.  To qualify for that treatment, a Portfolio must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain, and net gains from certain foreign currency transactions) (“Distribution Requirement”) and must meet several additional requirements.  These requirements include the following (1) the Portfolio must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies (“Income Requirement”); (2) at the close of each quarter of the Portfolio’s taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities that, with respect to any one issuer, do not exceed 5 % of the value of the Portfolio’s total assets and that do not represent more than 10% of the outstanding voting securities of the issuer; and (3) at the close of each quarter of the Portfolio’s taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuers.  If each Portfolio qualifies as a regulated investment company and distributes to its shareholders substantially all of its net income and let capital gains, then each Portfolio should have little or no income taxable to it under the Code.

Each Portfolio must comply with (and intends to also comply with) the diversification requirements imposed by section 817(h) of the Code and the regulations thereunder.  Specifically, each Portfolio intends to diversify its investments so that on the last day of the quarter of a calendar year, no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments.  These requirements, which are in addition to the diversification requirements mentioned above, place certain limitations on the proportion of each Portfolio’s assets that may be represented by any single investment (which includes all securities of the same issuer).  For purposes of section 817(h), all securities of the same issuer, all interests in the same real property project, and all interest in the same commodity are treated as a single investment.  In addition, each U.S. government agency or instrumentality is treated as a separate issuer, while the securities of a particular foreign government and its agencies, instrumentalities and political subdivisions all will be considered securities issued by the same issuer.

For a VLI Contract or a VA Contract to qualify for tax deferral, assets in the separate accounts supporting the contract must be considered to be owned by the insurance company and not by the contract owner.  Under current U.S. tax law, if a contract owner has excessive control over the investments made by a separate account, or the underlying fund, the contract owner will be taxed currently on income and gains from the account or fund.  In other words, in such a case of “investor control” the contact owner would not derive the tax benefits normally associated with variable life insurance or variable annuities.

Generally, according to the IRS, there are two ways that impermissible investor control may exist.  The first relates to the design of the contract or the relationship between the contract and a separate account or underlying fund. For example, at various times, the IRS has focused on, among other factors, the number and type of investment choices available pursuant to a given variable contract, whether the contract offers access to funds that are available to the general public, the number of transfers that a contract owner may make from one investment option to another, and the degree to which a contract owner may select or control particular investments.

With respect to this first aspect of investor control, we believe that the design of our contracts and the relationship between our contracts and the Portfolios satisfy the current view of the IRS on this subject, such that the investor control doctrine should not apply. However, because of some uncertainty with respect to this subject and because the IRS may issue further guidance on this subject, we reserve the right to make such changes as we deem necessary or appropriate to reduce the risk that your contract might not qualify as a life insurance contract or as an annuity for tax purposes.

The second way that impermissible investor control might exist concerns your actions.  Under the IRS pronouncements, you may not select or control particular investments, other than choosing among broad investment choices such as selecting a particular Portfolio.  You may not select or direct the purchase or sale of a particular investment of a Portfolio.  All investment decisions concerning the Portfolios must be made by the portfolio manager for such Portfolio in his or her sole and absolute discretion, and not by the contract owner.  Furthermore, under the IRS pronouncements, you may not communicate directly or indirectly with such a portfolio manager or any related investment officers concerning the selection, quality, or rate of return on any specific investment or group of investments held by a Portfolio.

Finally, the IRS may issue additional guidance on the investor control doctrine, which might further restrict your actions or features of the variable contract.  Such guidance could be applied retroactively.  If any of the rules outlined above are not complied with, the IRS may seek to tax you currently on income and gains from a Portfolio such that you would not derive the tax benefits normally associated with variable life insurance or variable annuities.  Although highly unlikely, such an event may have an adverse impact on the fund and other variable contracts.  You should review your variable contract’s Prospectus and SAI and you should consult your own tax adviser as to the possible application of the “investor control” doctrine to you.

If a Portfolio fails to qualify to be taxed as a RIC, the Portfolio will be subject to federal, and possibly state, corporate taxes on its taxable income and gains (without any deduction for its distributions to its shareholders) and distributions to its shareholders will constitute ordinary income to the extent of such Portfolio’s available earnings and profits.  Owners of Variable Contracts which have invested in such a Portfolio might be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral.  In addition, if a Portfolio failed to comply with the diversification requirements of section 817(h) of the Code and the regulations thereunder, owners of Variable Contracts which have invested in the Portfolio could be taxed on the investment earnings under their contacts and thereby lose the benefit of tax deferral.  For additional information concerning the consequences of failure to meet the requirements of section 817(h), see the prospectuses for the Variable Contracts.

Generally, a RIC must distribute substantially all of its ordinary income and capital gains in accordance with a calendar year distribution requirement in order to avoid a nondeductible 4% excise tax.  However, the excise tax does not apply when a Portfolio’s only shareholders are segregated asset accounts of life insurance companies held in connection with Variable Contracts.  To avoid the excise tax, each Portfolio that does not qualify for this exemption intends to make its distributions in accordance with the calendar year distribution requirement.

The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the character and timing of recognition of the income received in connection therewith by the Portfolios.  Income from the disposition of foreign currencies (except certain gains there from that may be excluded by future regulations); and income from transactions in options, futures, and forward contracts derived by a Portfolio with respect to its business of investing in securities or foreign currencies, are expected to qualify as permissible income under the Income Requirement.

Foreign Investments—Portfolios investing in foreign securities or currencies may be required to pay withholding, income or other taxes to foreign governments or U.S. possessions.  Foreign tax withholdings from dividends and interest, if any, is generally at a rate between 10% and 35%.  The investment yield of any Portfolio that invests in foreign securities or currencies is reduced by these foreign taxes.  Owners of Variable Contracts investing in such Portfolios bear the cost of any foreign taxes but will not be able to claim a foreign tax credit or deduction for these foreign taxes.  Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and foreign countries generally do not impose taxes on capital gains in respect of investments by foreign investors.

The Portfolios listed above may invest in securities of “passive foreign investment companies” (“PFICs”).  A PFIC is a foreign corporation that, in general, meets either the following test:  (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the productions of, passive income.  A Portfolio investing in securities of PFICs may be subject to U.S. federal income taxes and interest charges, which would reduce the investment yield of a Portfolio making such investments.  Owners of Variable Contracts investing in such Portfolios would bear the cost of these taxes and interest charges.  In certain cases, a Portfolio may be eligible to make certain elections with respect to securities of PFICs which could reduce taxes and interest charges payable by the Portfolio. However, a Portfolio’s intention to qualify annually as a regulated investment company may limit a Portfolio’s elections with respect to PFIC securities and no assurance can be given that such elections can or will be made.

Real Estate Investment Trusts—The Portfolios may invest in REITs that hold residual interests in real REMICs.  Under U.S. Treasury regulations that have not yet been issued, but when issued may apply retroactively, a portion of a Portfolio’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC (referred to in the Code as an “excess inclusions”) will be subject to U.S. federal income tax in all events.  These regulations are also expected to provide that excess inclusion income of a regulated investment company, such as the Portfolios, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly.  In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-except entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax.  In addition, if at any time during any taxable year a ‘disqualified organization’ (as defined in the Code) is a record holder of a share in a regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest U.S. federal income tax rate imposed on corporations.

The foregoing is only a general summary of some of the important federal income tax considerations generally affecting the Portfolios and their shareholders.  No attempt is made to present a complete explanation of the federal tax treatment of each Portfolio’s activities, and this discussion and the discussion in the prospectus and/or statements of additional information for the Variable Contracts are not intended as a substitute for careful tax planning.  Accordingly, potential investors are urged to consult their own tax advisers for more detailed information and for information regarding any state, local, or foreign taxes applicable to the Variable Contracts and the holders thereof.

CAPITALIZATION

The Trust is a Massachusetts business trust established under an Agreement and Declaration of Trust dated August 3, 1988, as an open-end management investment company and currently consists of 63 investment portfolios.  The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with a par value of $0.001 each.  The Board may establish additional portfolios (with different investment objectives and fundamental policies) or classes at any time, in the future.  Establishment and offering of additional Portfolios will not alter the rights of the Trust’s shareholders.  When issued in accordance with the terms of the Agreement and Declaration of Trust, shares are fully paid, redeemable, freely transferable, and non-assessable by the Trust.  Shares do not have preemptive rights, conversion rights, or subscription rights.  In liquidation of a Portfolio of the Trust, each shareholder is entitled to receive his or her pro rata share of the net assets of that Portfolio.  All of the Portfolios discussed in this SAI are diversified with the exception of BlackRock Inflation Protected Bond, Clarion Global Real Estate, Clarion Real Estate, Goldman Sachs Commodity Strategy, Growth and Income Portfolio II, Evergreen Health Sciences, Global Resources, Janus Contrarian and Van Kampen Global Franchise.

VOTING RIGHTS

Shareholders of the Portfolios are given certain voting rights.  Each share of each Portfolio will be given one vote, unless a different allocation of voting rights is required under applicable law for a mutual fund that is an investment medium for variable insurance products.

Massachusetts business trust law does not require the Trust to hold annual shareholder meetings, although special meetings may be called for a specific Portfolio, or for the Trust as a whole, for purposes such as electing or removing Trustees, changing fundamental policies, or approving a contract for investment advisory services.  The Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust.  In addition, the Agreement and Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares or other voting interest of the Trust may remove a person serving as Trustee either by declaration in writing or at a meeting called for such purpose.  The Trust’s shares do not have cumulative voting rights. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee, if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust.  The Trust is required to assist in shareholders’ communications.

PURCHASE OF SHARES

Shares of a Portfolio may be offered for purchase by separate accounts of insurance companies to serve as an investment medium for the variable contracts issued by the insurance companies and to certain qualified pension and retirement plans, as permitted under the federal tax rules relating to the Portfolios serving as investment mediums for variable contracts. Shares of the Portfolios are sold to insurance company separate accounts funding both variable annuity contracts and variable life insurance contracts and may be sold to insurance companies that are not affiliated.  The Trust currently does not foresee any disadvantages to variable contract owners or other investors arising from offering the Trust’s shares to separate accounts of unaffiliated insurers, separate accounts funding both life insurance polices and annuity contracts in certain qualified pension and retirement plans; however, due to differences in tax treatment or other considerations, it is theoretically possible that the interest of owners of various contracts or pension and retirement plans participating in the Trust might at sometime be in conflict.  However, the Board and insurance companies whose separate accounts invest in the Trust are required to monitor events in order to identify any material conflicts between variable annuity contract owners and variable life policy owners, between separate accounts of unaffiliated insurers, and between various contract owners or pension and retirement plans.  The Board will determine what action, if any, should be taken in the event of such a conflict.  If such a conflict were to occur in one of more insurance company separate accounts, they might withdraw their investment in the Trust.  This might force the Trust to sell securities at disadvantageous prices.

If you invest in a Portfolio through a financial intermediary, you may be charged a commission or transaction fee by the financial intermediary for the purchase and sale of the Portfolio’s shares.

Shares of each Portfolio are sold at their respective NAVs (without a sales charge) next computed after receipt of a purchase order by an insurance company whose separate account invests in the Trust.

REDEMPTION OF SHARES

Shares of any Portfolio may be redeemed on any business day.  Redemptions are effected at the per share NAV next determined after receipt of the redemption request by an insurance company whose separate account invests in the Portfolio. Redemption proceeds normally will be paid within seven days following receipt of instructions in proper form.  The right of redemption may be suspended by the Trust or the payment date postponed beyond seven days when the NYSE is closed (other than customary weekend and holiday closings) or for any period during which trading thereon is restricted because an emergency exists, as determined by the SEC, making disposal of portfolio securities or valuation of net assets not reasonably practicable, and whenever the SEC has by order permitted such suspension or postponement for the protection of shareholders.  If the Board should determine that it would be detrimental to the best interests of the remaining shareholders of a Portfolio to make payment wholly or partly in cash, the Portfolio may pay the redemption price in whole or part by a distribution in kind of securities from the portfolio of the Portfolio, in lieu of cash, in conformity with applicable rules of the SEC.  If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash.

If you invest in a Portfolio through a financial intermediary, you may be charged a commission or transaction fee by the financial intermediary for the purchase and sale of the Portfolio’s shares.

EXCHANGES

Shares of the same class of any one Portfolio may be exchanged for shares of the same class of any of the other investment portfolios of the Trust.  Exchanges are treated as a redemption of shares of one Portfolio and a purchase of shares of one or more of the other Portfolios and are effected at the respective NAVs per share of each Portfolio on the date of the exchange.  The Trust reserves the right to modify or discontinue its exchange privilege at any time without notice.  Variable contract owners do no deal directly with the Trust with respect to the purchase, redemption, or exchange of shares of the Portfolios, and should refer to the Prospectuses for the applicable variable contract for information on allocation of premiums and on transfers of contract value among divisions of the pertinent insurance company separate account that invest in the Portfolio.

The Trust reserves the right to discontinue offering shares of one or more Portfolios at any time.  In the event that a Portfolio ceases offering its shares, any investments allocated by an insurance company to such Portfolio will be invested in Liquid Assets or any successor to such Portfolio.

CUSTODIAN

The Bank of New York Mellon Corporation, One Wall Street, New York, NY 10286, serves as Custodian of the Trust’s securities and cash and is responsible for safekeeping the Trust’s assets and portfolio accounting services for all Portfolios.

TRANSFER AGENT

PNC Global Investment Servicing (U.S.) Inc., 301 Bellevue Parkway, Wilmington, DE 19809, serves as the Transfer Agent and the dividend-paying agent to the Portfolios.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP, located at 99 High Street Boston, MA 02110 has been appointed as the Trust’s independent registered public accounting firm.  KPMG audits the financial statements of the Trust and provides other audit, tax, and related services.

LEGAL COUNSEL

Legal matters for the Trust are passed upon by Dechert LLP, 1775 I Street, N.W., Washington, D.C. 20006.

REGISTRATION STATEMENT

This SAI and the accompanying Prospectuses do no contain all the information included in the Trust’s Registration Statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectus.  Certain portions of the Registration Statement have been omitted pursuant to the rules and regulation of the SEC.

The Registration Statement, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents referred to, are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

FINANCIAL STATEMENTS

Financial statements for the Portfolios for the fiscal year ended December 31, 2008 are included in the Portfolios’ annual shareholder report and are incorporated in by reference in this SAI and may be obtained without charge by contacting the Trust at 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258, (800)-366-0066.

APPENDIX A

APPENDIX A:  DESCRIPTION OF BOND RATINGS

Excerpts from Moody’s Investors Service, Inc.’s (“Moody’s”) description of its bond ratings:

Aaa — judged to be the best quality; they carry the smallest degree of investment risk.  Aa — judged to be of high quality by all standards; together with the Aaa group, they comprise what are generally known as high grade bonds.  A — possess many favorable investment attributes and are to be considered as “upper medium grade obligations.”  Baa — considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured; interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Ba — judged to have speculative elements; their future cannot be considered as well assured.  B — generally lack characteristics of the desirable investment.  Caa — are of poor standing; such issues may be in default or there may be present elements of danger with respect to principal or interest.  Ca — speculative in a high degree; often in default. C — lowest rate class of bonds; regarded as having extremely poor prospects.

Moody’s also applies numerical indicators 1, 2, and 3 to rating categories.  The modifier 1 indicates that the security is in the higher end of its rating category; 2 indicates a mid-range ranking; and 3 indicates a ranking toward the lower end of the category.

Excerpts from Standard & Poor’s Rating Group (“S&P”) description of its bond ratings:

AAA — highest grade obligations; capacity to pay interest and repay principal is extremely strong. AA — also qualify as high grade obligations; a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.  A — regarded as upper medium grade; they have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.  BBB — regarded as having an adequate capacity to pay interest and repay principal, whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity than in higher rated categories — this group is the lowest which qualifies for commercial bank investment.  BB, B, CCC, CC, C — predominately speculative with respect to capacity to pay interest and repay principal in accordance with terms of the obligation:  BB indicates the lowest degree of speculation and C the highest.

S&P applies indicators “+”, no character, and “-” to its rating categories.  The indicators show relative standing within the major rating categories.

DESCRIPTION OF MOODY’S RATINGS OF NOTES AND VARIABLE RATE DEMAND INSTRUMENTS:

Moody’s ratings for municipal short-term obligations will be designated Moody’s Investment Grade or MIG.  Such ratings recognize the differences between short-term credit and long-term risk.  Short-term ratings on issues with demand features (variable rate demand obligations) are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payments relying on external liquidity.

MIG 1/VMIG 1:  This designation denotes superior credit quality.  Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2:  This denotes strong credit quality.  Margins of protection are ample, although not as large as in the preceding group.

DESCRIPTION OF MOODY’S TAX-EXEMPT COMMERCIAL PAPER RATINGS:

Moody’s commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations which have an original maturity not exceeding nine months.  Moody’s makes no representation that such obligations are exempt from registration under the Securities Act of 1933, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law.  The following designations, all judged to be investment grade, indicate the relative repayment ability of rated issuers of securities in which the Trust may invest:

PRIME-1:  Issuers rates Prime-1 (or supporting institutions) have a superior ability for repayment of senior short- term promissory obligations.

PRIME-2:  Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.

A-1

DESCRIPTION OF S&P’S RATINGS FOR MUNICIPAL BONDS:

INVESTMENT GRADE

AAA:  Debt rated “AAA” has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA:  Debt rated “AA” has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

A:  Debt rated “A” has strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB:  Debt rated “BBB” is regarded as having an adequate capacity to pay interest and repay principal.  Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

BB, B, CCC, CC:  Debt rated in these categories is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal.  While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CI:  The “CI” rating is reserved for income bonds on which no interest is being paid.

D:  Debt rated “D” is in default, and repayment of interest and/or repayment of principal is in arrears.

PLUS (+) OR MINUS (-):  The ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

DESCRIPTION OF S&P’S RATINGS FOR INVESTMENT GRADE MUNICIPAL NOTES AND SHORT-TERM DEMAND OBLIGATIONS:

SP-1:  Issues carrying this designation have a very strong or strong capacity to pay principal and interest.  Those issued determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2:  Issues carrying this designation have a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

DESCRIPTION OF S&P’S RATINGS FOR DEMAND OBLIGATIONS AND TAX-EXEMPT COMMERCIAL PAPER:

And S&P commercial paper rating is a current assessment of the likelihood of timely repayment of debt having an original maturity of no more than 365 days.  The two rating categories for securities in which the Trust may invest are as follows:

A-1:  This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics will be denoted with a plus (+) designation.

A-2:  Capacity for timely payment on issues with this designation is satisfactory.  However, the relative degree of safety is not as high as for issues designated “A-1.”

A-2

APPENDIX B - PROXY VOTING PROCEDURES AND GUIDELINES

ING FUNDS

PROXY VOTING PROCEDURES AND GUIDELINES

Effective Date:  July 10, 2003

Revision Date:  March 27, 2009

I.              INTRODUCTION

The following are the Proxy Voting Procedures and Guidelines (the “Procedures and Guidelines”) of the ING Funds set forth on Exhibit 1 attached hereto and each portfolio or series thereof, except for any “Sub-Adviser-Voted Series” identified on Exhibit 1 and further described in Section III below (each non-Sub-Adviser-Voted Series hereinafter referred to as a “Fund” and collectively, the “Funds”).  The purpose of these Procedures and Guidelines is to set forth the process by which each Fund subject to these Procedures and Guidelines will vote proxies related to the equity assets in its investment portfolio (the “portfolio securities”).  The Procedures and Guidelines have been approved by the Funds’ Boards of Trustees/Directors(1) (each a “Board” and collectively, the “Boards”), including a majority of the independent Trustees/Directors(2) of the Board.  These Procedures and Guidelines may be amended only by the Board.  The Board shall review these Procedures and Guidelines at its discretion, and make any revisions thereto as deemed appropriate by the Board.

II.                                     COMPLIANCE COMMITTEE

The Boards hereby delegate to the Compliance Committee of each Board (each a “Committee” and collectively, the “Committees”) the authority and responsibility to oversee the implementation of these Procedures and Guidelines, and where applicable, to make determinations on behalf of the Board with respect to the voting of proxies on behalf of each Fund.  Furthermore, the Boards hereby delegate to each Committee the authority to review and approve material changes to proxy voting procedures of any Fund’s investment adviser (the “Adviser”).  The Proxy Voting Procedures of the Adviser (the “Adviser Procedures”) are attached hereto as Exhibit 2.  Any determination regarding the voting of proxies of each Fund that is made by a Committee, or any member thereof, as permitted herein, shall be deemed to be a good faith determination regarding the voting of proxies by the full Board.  Each Committee

(1)

Reference in these Procedures to one or more Funds shall, as applicable, mean those Funds that are under the jurisdiction of the particular Board or Compliance Committee at issue.  No provision in these Procedures is intended to impose any duty upon the particular Board or Compliance Committee with respect to any other Fund.

(2)	The independent Trustees/Directors are those Board members who are not “interested persons” of the Funds within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

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may rely on the Adviser through the Agent, Proxy Coordinator and/or Proxy Group (as such terms are defined for purposes of the Adviser Procedures) to deal in the first instance with the application of these Procedures and Guidelines.  Each Committee shall conduct itself in accordance with its charter.

III.                                 DELEGATION OF VOTING AUTHORITY

Except as otherwise provided for herein, the Board hereby delegates to the Adviser to each Fund the authority and responsibility to vote all proxies with respect to all portfolio securities of the Fund in accordance with then current proxy voting procedures and guidelines that have been approved by the Board.  The Board may revoke such delegation with respect to any proxy or proposal, and assume the responsibility of voting any Fund proxy or proxies as it deems appropriate.  Non-material amendments to the Procedures and Guidelines may be approved for immediate implementation by the President or Chief Financial Officer of a Fund, subject to ratification at the next regularly scheduled meeting of the Compliance Committee.

A Board may elect to delegate the voting of proxies to the Sub-Adviser of a portfolio or series of the ING Funds.  In so doing, the Board shall also approve the Sub-Adviser’s proxy policies for implementation on behalf of such portfolio or series (a “Sub-Adviser-Voted Series”).  Sub-Adviser-Voted Series shall not be covered under these Procedures and Guidelines but rather shall be covered by such Sub-Adviser’s proxy policies, provided that the Board, including a majority of the independent Trustees/Directors(1), has approved them on behalf of such Sub-Adviser-Voted Series.

When a Fund participates in the lending of its securities and the securities are on loan at record date, proxies related to such securities will not be forwarded to the Adviser by the Fund’s custodian and therefore will not be voted.  However, the Adviser shall use best efforts to recall or restrict specific securities from loan for the purpose of facilitating a “material” vote as described in the Adviser Procedures.

Funds that are “funds-of-funds” will “echo” vote their interests in underlying mutual funds, which may include ING Funds (or portfolios or series thereof) other than those set forth on Exhibit 1 attached hereto.  This means that, if the fund-of-funds must vote on a proposal with respect to an underlying investment company, the fund-of-funds will vote its interest in that underlying fund in the same proportion all other shareholders in the investment company voted their interests.

A fund that is a “feeder” fund in a master-feeder structure does not echo vote.  Rather, it passes votes requested by the underlying master fund to its shareholders.  This means that, if the feeder fund is solicited by the master fund, it will request instructions from its own shareholders, either directly or, in the case of an insurance-dedicated Fund, through an insurance product or retirement plan, as to the manner in which to vote its interest in an underlying master fund.

(1)	The independent Trustees/Directors are those Board members who are not “interested persons” of the Funds within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

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When a Fund is a feeder in a master-feeder structure, proxies for the portfolio securities owned by the master fund will be voted pursuant to the master fund’s proxy voting policies and procedures.  As such, and except as otherwise noted herein with respect to vote reporting requirements, feeder Funds shall not be subject to these Procedures and Guidelines.

IV.                                APPROVAL AND REVIEW OF PROCEDURES

Each Fund’s Adviser has adopted proxy voting procedures in connection with the voting of portfolio securities for the Funds as attached hereto in Exhibit 2.  The Board hereby approves such procedures.  All material changes to the Adviser Procedures must be approved by the Board or the Compliance Committee prior to implementation; however, the President or Chief Financial Officer of a Fund may make such non-material changes as they deem appropriate, subject to ratification by the Board or the Compliance Committee at its next regularly scheduled meeting.

V.                                    VOTING PROCEDURES AND GUIDELINES

The Guidelines that are set forth in Exhibit 3 hereto specify the manner in which the Funds generally will vote with respect to the proposals discussed therein.

Unless otherwise noted, the defined terms used hereafter shall have the same meaning as defined in the Adviser Procedures

A.                                   Routine Matters

The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear “For,” “Against,” “Withhold” or “Abstain” on a proposal.  However, the Agent shall be directed to refer any proxy proposal to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear, it appears to involve unusual or controversial issues, or an Investment Professional (as such term is defined for purposes of the Adviser Procedures) recommends a vote contrary to the Guidelines.

B.            Matters Requiring Case-by-Case Consideration

The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted “case-by-case” consideration.

Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

Except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation, the Proxy Coordinator will forward the Agent’s analysis and recommendation and/or any

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research obtained from the Investment Professional(s), the Agent or any other source to the Proxy Group.  The Proxy Group may consult with the Agent and/or Investment Professional(s), as it deems necessary.

The Proxy Coordinator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration.  In the event quorum requirements cannot be timely met in connection with a voting deadline, it shall be the policy of the Funds to vote in accordance with the Agent’s recommendation, unless the Agent’s recommendation is deemed to be conflicted as provided for under the Adviser Procedures, in which case no action shall be taken on such matter (i.e., a “Non-Vote”).

1.               Within-Guidelines Votes:  Votes in Accordance with a Fund’s Guidelines and/or, where applicable, Agent Recommendation

In the event the Proxy Group, and where applicable, any Investment Professional participating in the voting process, recommend a vote Within Guidelines, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in this manner.  Except as provided for herein, no Conflicts Report (as such term is defined for purposes of the Adviser Procedures) is required in connection with Within-Guidelines Votes.

2.     Non-Votes:  Votes in Which No Action is Taken

The Proxy Group may recommend that a Fund refrain from voting under circumstances including, but not limited to, the following:  (1) if the economic effect on shareholders’ interests or the value of the portfolio holding is indeterminable or insignificant, e.g., proxies in connection with fractional shares, securities no longer held in the portfolio of an ING Fund or proxies being considered on behalf of a Fund that is no longer in existence; or (2) if the cost of voting a proxy outweighs the benefits, e.g., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security.  In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy.  The Proxy Group may provide the Proxy Coordinator with standing instructions on parameters that would dictate a Non-Vote without the Proxy Group’s review of a specific proxy.  It is noted a Non-Vote determination would generally not be made in connection with voting rights received pursuant to class action participation; while a Fund may no longer hold the security, a continuing economic effect on shareholders’ interests is likely.

Reasonable efforts shall be made to secure and vote all other proxies for the Funds, but, particularly in markets in which shareholders’ rights are limited, Non-Votes may also occur in connection with a Fund’s related inability to timely access ballots or other proxy information in connection with its portfolio securities.

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Non-Votes may also result in certain cases in which the Agent’s recommendation has been deemed to be conflicted, as described in V.B. above and V.B.4. below.

3.               Out-of-Guidelines Votes:  Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent’s Recommendation is Conflicted

If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter requiring case-by-case consideration and the Procedures and Guidelines are silent, or the Agent’s recommendation on a matter requiring case-by-case consideration is deemed to be conflicted as provided for under the Adviser Procedures, the Proxy Coordinator will then request that all members of the Proxy Group, including any members not in attendance at the meeting at which the relevant proxy is being considered, and each Investment Professional participating in the voting process complete a Conflicts Report (as such term is defined for purposes of the Adviser Procedures).  As provided for in the Adviser Procedures, the Proxy Coordinator shall be responsible for identifying to Counsel potential conflicts of interest with respect to the Agent.

If Counsel determines that a conflict of interest appears to exist with respect to the Agent, any member of the Proxy Group or the participating Investment Professional(s), the Proxy Coordinator will then contact the Compliance Committee(s) and forward to such Committee(s) all information relevant to their review, including the following materials or a summary thereof:  the applicable Procedures and Guidelines, the recommendation of the Agent, where applicable, the recommendation of the Investment Professional(s), where applicable, any resources used by the Proxy Group in arriving at its recommendation, the Conflicts Report and any other written materials establishing whether a conflict of interest exists, and findings of Counsel (as such term is defined for purposes of the Adviser Procedures).  Upon Counsel’s finding that a conflict of interest exists with respect to one or more members of the Proxy Group or the Advisers generally, the remaining members of the Proxy Group shall not be required to complete a Conflicts Report in connection with the proxy.

If Counsel determines that there does not appear to be a conflict of interest with respect to the Agent, any member of the Proxy Group or the participating Investment Professional(s), the Proxy Coordinator will instruct the Agent to vote the proxy as recommended by the Proxy Group.

4.     Referrals to a Fund’s Compliance Committee

A Fund’s Compliance Committee may consider all recommendations, analysis, research and Conflicts Reports provided to it by the Agent, Proxy Group and/or Investment Professional(s), and any other written materials used to establish

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whether a conflict of interest exists, in determining how to vote the proxies referred to the Committee.  The Committee will instruct the Agent through the Proxy Coordinator how to vote such referred proposals.

The Proxy Coordinator shall use best efforts to timely refer matters to a Fund’s Committee for its consideration.  In the event any such matter cannot be timely referred to or considered by the Committee, it shall be the policy of the Funds to vote in accordance with the Agent’s recommendation, unless the Agent’s recommendation is conflicted on a matter requiring case-by-case consideration, in which case no action shall be taken on such matter (i.e., a “Non-Vote”).

The Proxy Coordinator will maintain a record of all proxy questions that have been referred to a Fund’s Committee, all applicable recommendations, analysis, research and Conflicts Reports.

VI.                                CONFLICTS OF INTEREST

In all cases in which a vote has not been clearly determined in advance by the Procedures and Guidelines or for which the Proxy Group recommends an Out-of-Guidelines Vote, and Counsel has determined that a conflict of interest appears to exist with respect to the Agent, any member of the Proxy Group, or any Investment Professional participating in the voting process, the proposal shall be referred to the Fund’s Committee for determination so that the Adviser shall have no opportunity to vote a Fund’s proxy in a situation in which it or the Agent may be deemed to have a conflict of interest.  In the event a member of a Fund’s Committee believes he/she has a conflict of interest that would preclude him/her from making a voting determination in the best interests of the beneficial owners of the applicable Fund, such Committee member shall so advise the Proxy Coordinator and recuse himself/herself with respect to determinations regarding the relevant proxy.

VII.                            REPORTING AND RECORD RETENTION

Annually in August, each Fund will post its proxy voting record or a link thereto, for the prior one-year period ending on June 30th on the ING Funds website.  No proxy voting record will be posted on the ING Funds website for any Fund that is a feeder in a master/feeder structure; however, a cross-reference to that of the master fund’s proxy voting record as filed in the SEC’s EDGAR database will be posted on the ING Funds website.  The proxy voting record for each Fund will also be available in the EDGAR database on the SEC’s website.

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EXHIBIT 1

to the

ING Funds

Proxy Voting Procedures

ING ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

ING EQUITY TRUST

ING FUNDS TRUST

ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

ING INFRASTRUCTURE DEVELOPMENT EQUITY FUND

ING INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

ING INVESTMENT FUNDS, INC.

ING INVESTORS TRUST(1)

ING MAYFLOWER TRUST

ING MUTUAL FUNDS

ING PARTNERS, INC.

ING PRIME RATE TRUST

ING RISK MANAGED NATURAL RESOURCES FUND

ING SENIOR INCOME FUND

ING SEPARATE PORTFOLIOS TRUST

ING VARIABLE INSURANCE TRUST

ING VARIABLE PRODUCTS TRUST

(1)	Sub-Adviser-Voted Series: ING Franklin Mutual Shares Portfolio

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EXHIBIT 2

to the

ING Funds

Proxy Voting Procedures

ING INVESTMENTS, LLC,

ING INVESTMENT MANAGEMENT CO.

AND

DIRECTED SERVICES LLC

PROXY VOTING PROCEDURES

I.              INTRODUCTION

ING Investments, LLC, ING Investment Management Co. and Directed Services LLC (each an “Adviser” and collectively, the “Advisers”) are the investment advisers for the registered investment companies and each series or portfolio thereof (each a “Fund” and collectively, the “Funds”) comprising the ING family of funds.  As such, the Advisers have been delegated the authority to vote proxies with respect to securities for certain Funds over which they have day-to-day portfolio management responsibility.

The Advisers will abide by the proxy voting guidelines adopted by a Fund’s respective Board of Directors or Trustees (each a “Board” and collectively, the “Boards”) with regard to the voting of proxies unless otherwise provided in the proxy voting procedures adopted by a Fund’s Board.

In voting proxies, the Advisers are guided by general fiduciary principles.  Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages.  The Advisers will not subordinate the interest of beneficial owners to unrelated objectives.  Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

The following are the Proxy Voting Procedures of ING Investments, LLC, ING Investment Management Co. and Directed Services LLC (the “Adviser Procedures”) with respect to the voting of proxies on behalf of their client Funds as approved by the respective Board of each Fund.

Unless otherwise noted, best efforts shall be used to vote proxies in all instances.

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II.            ROLES AND RESPONSIBILITIES

A.            Proxy Coordinator

The Proxy Coordinator identified in Appendix 1 will assist in the coordination of the voting of each Fund’s proxies in accordance with the ING Funds Proxy Voting Procedures and Guidelines (the “Procedures” or “Guidelines” and collectively the “Procedures and Guidelines”).  The Proxy Coordinator is authorized to direct the Agent to vote a Fund’s proxy in accordance with the Procedures and Guidelines unless the Proxy Coordinator receives a recommendation from an Investment Professional (as described below) to vote contrary to the Procedures and Guidelines.  In such event, and in connection with proxy proposals requiring case-by-case consideration (except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation), the Proxy Coordinator will call a meeting of the Proxy Group (as described below).

Responsibilities assigned herein to the Proxy Coordinator, or activities in support thereof, may be performed by such members of the Proxy Group or employees of the Advisers’ affiliates as are deemed appropriate by the Proxy Group.

Unless specified otherwise, information provided to the Proxy Coordinator in connection with duties of the parties described herein shall be deemed delivered to the Advisers.

B.            Agent

An independent proxy voting service (the “Agent”), as approved by the Board of each Fund, shall be engaged to assist in the voting of Fund proxies for publicly traded securities through the provision of vote analysis, implementation, recordkeeping and disclosure services.  The Agent is ISS Governance Services, a unit of RiskMetrics Group, Inc.  The Agent is responsible for coordinating with the Funds’ custodians to ensure that all proxy materials received by the custodians relating to the portfolio securities are processed in a timely fashion.  To the extent applicable, the Agent is required to vote and/or refer all proxies in accordance with these Adviser Procedures.  The Agent will retain a record of all proxy votes handled by the Agent.  Such record must reflect all the information required to be disclosed in a Fund’s Form N-PX pursuant to Rule 30b1-4 under the Investment Company Act.  In addition, the Agent is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to the Adviser upon request.

The Agent shall be instructed to vote all proxies in accordance with a Fund’s Guidelines, except as otherwise instructed through the Proxy Coordinator by the Adviser’s Proxy Group or a Fund’s Compliance Committee (“Committee”).

The Agent shall be instructed to obtain all proxies from the Funds’ custodians and to review each proxy proposal against the Guidelines.  The Agent also shall be requested to

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call the Proxy Coordinator’s attention to specific proxy proposals that although governed by the Guidelines appear to involve unusual or controversial issues.

Subject to the oversight of the Advisers, the Agent shall establish and maintain adequate internal controls and policies in connection with the provision of proxy voting services voting to the Advisers, including methods to reasonably ensure that its analysis and recommendations are not influenced by conflict of interest, and shall disclose such controls and policies to the Advisers when and as provided for herein.  Unless otherwise specified, references herein to recommendations of the Agent shall refer to those in which no conflict of interest has been identified.

C.                                     Proxy Group

The Adviser shall establish a Proxy Group (the “Group” or “Proxy Group”) which shall assist in the review of the Agent’s recommendations when a proxy voting issue is referred to the Group through the Proxy Coordinator.  The members of the Proxy Group, which may include employees of the Advisers’ affiliates, are identified in Appendix 1, as may be amended from time at the Advisers’ discretion.

A minimum of four (4) members of the Proxy Group (or three (3) if one member of the quorum is either the Fund’s Chief Investment Risk Officer or Chief Financial Officer) shall constitute a quorum for purposes of taking action at any meeting of the Group.  The vote of a simple majority of the members present and voting shall determine any matter submitted to a vote.  Tie votes shall be broken by securing the vote of members not present at the meeting; provided, however, that the Proxy Coordinator shall ensure compliance with all applicable voting and conflict of interest procedures and shall use best efforts to secure votes from all or as many absent members as may reasonably be accomplished.  The Proxy Group may meet in person or by telephone.  The Proxy Group also may take action via electronic mail in lieu of a meeting, provided that each Group member has received a copy of any relevant electronic mail transmissions circulated by each other participating Group member prior to voting and provided that the Proxy Coordinator follows the directions of a majority of a quorum (as defined above) responding via electronic mail.  For all votes taken in person or by telephone or teleconference, the vote shall be taken outside the presence of any person other than the members of the Proxy Group and such other persons whose attendance may be deemed appropriate by the Proxy Group from time to time in furtherance of its duties or the day-to-day administration of the Funds.  In its discretion, the Proxy Group may provide the Proxy Coordinator with standing instructions to perform responsibilities assigned herein to the Proxy Group, or activities in support thereof, on its behalf, provided that such instructions do not contravene any requirements of these Adviser Procedures or a Fund’s Procedures and Guidelines.

A meeting of the Proxy Group will be held whenever (1) the Proxy Coordinator receives a recommendation from an Investment Professional to vote a Fund’s proxy contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, (2) the Agent has made no recommendation with respect to a vote on a proposal, or (3) a

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matter requires case-by-case consideration, including those in which the Agent’s recommendation is deemed to be conflicted as provided for under these Adviser Procedures, provided that, if the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation and no issue of conflict must be considered, the Proxy Coordinator may implement the instructions without calling a meeting of the Proxy Group.

For each proposal referred to the Proxy Group, it will review (1) the relevant Procedures and Guidelines, (2) the recommendation of the Agent, if any, (3) the recommendation of the Investment Professional(s), if any, and (4) any other resources that any member of the Proxy Group deems appropriate to aid in a determination of a recommendation.

If the Proxy Group recommends that a Fund vote in accordance with the Procedures and Guidelines, or the recommendation of the Agent, where applicable, it shall instruct the Proxy Coordinator to so advise the Agent.

If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, or if the Agent’s recommendation on a matter requiring case-by-case consideration is deemed to be conflicted, it shall follow the procedures for such voting as established by a Fund’s Board.

The Proxy Coordinator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration.  In the event quorum requirements cannot be timely met in connection with to a voting deadline, the Proxy Coordinator shall follow the procedures for such voting as established by a Fund’s Board.

D.                                  Investment Professionals

The Funds’ Advisers, sub-advisers and/or portfolio managers (each referred to herein as an “Investment Professional” and collectively, “Investment Professionals”) may submit, or be asked to submit, a recommendation to the Proxy Group regarding the voting of proxies related to the portfolio securities over which they have day-to-day portfolio management responsibility.  The Investment Professionals may accompany their recommendation with any other research materials that they deem appropriate or with a request that the vote be deemed “material” in the context of the portfolio(s) they manage, such that lending activity on behalf of such portfolio(s) with respect to the relevant security should be reviewed by the Proxy Group and considered for recall and/or restriction.  Input from the relevant sub-advisers and/or portfolio managers shall be given primary consideration in the Proxy Group’s determination of whether a given proxy vote is to be deemed material and the associated security accordingly restricted from lending.  The determination that a vote is material in the context of a Fund’s portfolio shall not mean that such vote is considered material across all Funds voting that meeting.  In order to recall or restrict shares timely for material voting purposes, the Proxy Group shall use best efforts to consider, and when deemed appropriate, to act upon, such requests timely, and requests to review lending activity in connection with a potentially material vote may

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be initiated by any relevant Investment Professional and submitted for the Proxy Group’s consideration at any time.

III.                             VOTING PROCEDURES

A.                                   In all cases, the Adviser shall follow the voting procedures as set forth in the Procedures and Guidelines of the Fund on whose behalf the Adviser is exercising delegated authority to vote.

B.                                     Routine Matters

The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear “For,” “Against,” “Withhold” or “Abstain” on a proposal.  However, the Agent shall be directed to refer any proxy proposal to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear, it appears to involve unusual or controversial issues, or an Investment Professional recommends a vote contrary to the Guidelines.

C.                                   Matters Requiring Case-by-Case Consideration

The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted “case-by-case” consideration.

Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

Except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation, the Proxy Coordinator will forward the Agent’s analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent or any other source to the Proxy Group.  The Proxy Group may consult with the Agent and/or Investment Professional(s), as it deems necessary.

1.               Within-Guidelines Votes:  Votes in Accordance with a Fund’s Guidelines and/or, where applicable, Agent Recommendation

In the event the Proxy Group, and where applicable, any Investment Professional participating in the voting process, recommend a vote Within Guidelines, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in this manner.  Except as provided for herein, no Conflicts Report (as such term is defined herein) is required in connection with Within-Guidelines Votes.

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2.               Non-Votes:  Votes in Which No Action is Taken

The Proxy Group may recommend that a Fund refrain from voting under circumstances including, but not limited to, the following:  (1) if the economic effect on shareholders’ interests or the value of the portfolio holding is indeterminable or insignificant, e.g., proxies in connection with fractional shares, securities no longer held in the portfolio of an ING Fund or proxies being considered on behalf of a Fund that is no longer in existence; or (2) if the cost of voting a proxy outweighs the benefits, e.g., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security.  In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy.  The Proxy Group may provide the Proxy Coordinator with standing instructions on parameters that would dictate a Non-Vote without the Proxy Group’s review of a specific proxy.  It is noted a Non-Vote determination would generally not be made in connection with voting rights received pursuant to class action participation; while a Fund may no longer hold the security, a continuing economic effect on shareholders’ interests is likely.

Reasonable efforts shall be made to secure and vote all other proxies for the Funds, but, particularly in markets in which shareholders’ rights are limited, Non-Votes may also occur in connection with a Fund’s related inability to timely access ballots or other proxy information in connection with its portfolio securities.

Non-Votes may also result in certain cases in which the Agent’s recommendation has been deemed to be conflicted, as provided for in the Funds’ Procedures.

3.               Out-of-Guidelines Votes:  Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent’s Recommendation is Conflicted

If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter requiring case-by-case consideration and the Procedures and Guidelines are silent, or the Agent’s recommendation on a matter requiring case-by-case consideration is deemed to be conflicted as provided for under these Adviser Procedures, the Proxy Coordinator will then implement the procedures for handling such votes as adopted by the Fund’s Board.

4.               The Proxy Coordinator will maintain a record of all proxy questions that have been referred to a Fund’s Compliance Committee, all applicable recommendations, analysis, research and Conflicts Reports.

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IV.                               ASSESSMENT OF THE AGENT AND CONFLICTS OF INTEREST

In furtherance of the Advisers’ fiduciary duty to the Funds and their beneficial owners, the Advisers shall establish the following:

A.                                 Assessment of the Agent

The Advisers shall establish that the Agent (1) is independent from the Advisers, (2) has resources that indicate it can competently provide analysis of proxy issues and (3) can make recommendations in an impartial manner and in the best interests of the Funds and their beneficial owners.  The Advisers shall utilize, and the Agent shall comply with, such methods for establishing the foregoing as the Advisers may deem reasonably appropriate and shall do not less than annually as well as prior to engaging the services of any new proxy service.  The Agent shall also notify the Advisers in writing within fifteen (15) calendar days of any material change to information previously provided to an Adviser in connection with establishing the Agent’s independence, competence or impartiality.

Information provided in connection with assessment of the Agent shall be forwarded to a member of the mutual funds practice group of ING US Legal Services (“Counsel”) for review.  Counsel shall review such information and advise the Proxy Coordinator as to whether a material concern exists and if so, determine the most appropriate course of action to eliminate such concern.

B.                                   Conflicts of Interest

The Advisers shall establish and maintain procedures to identify and address conflicts that may arise from time to time concerning the Agent.  Upon the Advisers’ request, which shall be not less than annually, and within fifteen (15) calendar days of any material change to such information previously provided to an Adviser, the Agent shall provide the Advisers with such information as the Advisers deem reasonable and appropriate for use in determining material relationships of the Agent that may pose a conflict of interest with respect to the Agent’s proxy analysis or recommendations.  The Proxy Coordinator shall forward all such information to Counsel for review.  Counsel shall review such information and provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present.  Matters as to which a material conflict of interest is deemed to be present shall be handled as provided in the Fund’s Procedures and Guidelines.

In connection with their participation in the voting process for portfolio securities, each member of the Proxy Group, and each Investment Professional participating in the voting process, must act solely in the best interests of the beneficial owners of the applicable Fund.  The members of the Proxy Group may not subordinate the interests of the Fund’s beneficial owners to unrelated objectives, including

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taking steps to reasonably insulate the voting process from any conflict of interest that may exist in connection with the Agent’s services or utilization thereof.

For all matters for which the Proxy Group recommends an Out-of-Guidelines Vote, or for which a recommendation contrary to that of the Agent or the Guidelines has been received from an Investment Professional and is to be utilized, the Proxy Coordinator will implement the procedures for handling such votes as adopted by the Fund’s Board, including completion of such Conflicts Reports as may be required under the Fund’s Procedures.  Completed Conflicts Reports shall be provided to the Proxy Coordinator within two (2) business days.  Such Conflicts Report should describe any known conflicts of either a business or personal nature, and set forth any contacts with respect to the referral item with non-investment personnel in its organization or with outside parties (except for routine communications from proxy solicitors).  The Conflicts Report should also include written confirmation that any recommendation from an Investment Professional provided in connection with an Out-of-Guidelines Vote or under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

The Proxy Coordinator shall forward all Conflicts Reports to Counsel for review.  Counsel shall review each report and provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present.  Matters as to which a material conflict of interest is deemed to be present shall be handled as provided in the Fund’s Procedures and Guidelines.

V.                                   REPORTING AND RECORD RETENTION

The Adviser shall maintain the records required by Rule 204-2(c)(2), as may be amended from time to time, including the following: (1) A copy of each proxy statement received regarding a Fund’s portfolio securities.  Such proxy statements received from issuers are available either in the SEC’s EDGAR database or are kept by the Agent and are available upon request. (2) A record of each vote cast on behalf of a Fund. (3) A copy of any document created by the Adviser that was material to making a decision how to vote a proxy, or that memorializes the basis for that decision. (4) A copy of written requests for Fund proxy voting information and any written response thereto or to any oral request for information on how the Adviser voted proxies on behalf of a Fund.  All proxy voting materials and supporting documentation will be retained for a minimum of six (6) years.

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APPENDIX 1

to the

Advisers’ Proxy Voting Procedures

Proxy Group for registered investment company clients of ING Investments, LLC, ING Investment Management Co. and Directed Services LLC:

Name	Title or Affiliation

Stanley D. Vyner	Chief Investment Risk Officer and Executive Vice President, ING Investments, LLC

Todd Modic	Senior Vice President, ING Funds Services, LLC and ING Investments, LLC; and Chief Financial Officer of the ING Funds

Maria Anderson	Vice President of Fund Compliance, ING Funds Services, LLC

Karla J. Bos	Proxy Coordinator for the ING Funds and Assistant Vice President — Special Projects, ING Funds Services, LLC

Julius A. Drelick III, CFA	Vice President, Platform Product Management and Project Management, ING Funds Services, LLC

Harley Eisner	Vice President of Financial Analysis, ING Funds Services, LLC

Theresa K. Kelety, Esq.	Senior Counsel, ING Americas US Legal Services

Effective as of January 1, 2008

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EXHIBIT 3

to the

ING Funds
Proxy Voting Procedures

PROXY VOTING GUIDELINES OF THE ING FUNDS

I.                                        INTRODUCTION

The following is a statement of the Proxy Voting Guidelines (“Guidelines”) that have been adopted by the respective Boards of Directors or Trustees of each Fund.  Unless otherwise provided for herein, any defined term used herein shall have the meaning assigned to it in the Funds’ and Advisers’ Proxy Voting Procedures (the “Procedures”).

Proxies must be voted in the best interest of the Fund(s).  The Guidelines summarize the Funds’ positions on various issues of concern to investors, and give a general indication of how Fund portfolio securities will be voted on proposals dealing with particular issues.  The Guidelines are not exhaustive and do not include all potential voting issues.

The Advisers, in exercising their delegated authority, will abide by the Guidelines as outlined below with regard to the voting of proxies except as otherwise provided in the Procedures.  In voting proxies, the Advisers are guided by general fiduciary principles.  Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages.  The Advisers will not subordinate the interest of beneficial owners to unrelated objectives.  Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

II.                                    GUIDELINES

The following Guidelines are grouped according to the types of proposals generally presented to shareholders of U.S. issuers:  Board of Directors, Proxy Contests, Auditors, Proxy Contest Defenses, Tender Offer Defenses, Miscellaneous, Capital Structure, Executive and Director Compensation, State of Incorporation, Mergers and Corporate Restructurings, Mutual Fund Proxies, and Social and Environmental Issues.  An additional section addresses proposals most frequently found in global proxies.

General Policies

These Guidelines apply to securities of publicly traded companies and to those of privately held companies if publicly available disclosure permits such application.  All matters for which such disclosure is not available shall be considered CASE-BY-CASE.

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It shall generally be the policy of the Funds to take no action on a proxy for which no Fund holds a position or otherwise maintains an economic interest in the relevant security at the time the vote is to be cast.

In all cases receiving CASE-BY-CASE consideration, including cases not specifically provided for under these Guidelines, unless otherwise provided for under these Guidelines, it shall generally be the policy of the Funds to vote in accordance with the recommendation provided by the Funds’ Agent, ISS Governance Services, a unit of RiskMetrics Group, Inc.

Unless otherwise provided for herein, it shall generally be the policy of the Funds to vote in accordance with the Agent’s recommendation in cases in which such recommendation aligns with the recommendation of the relevant issuer’s management or management has made no recommendation.  However, this policy shall not apply to CASE-BY-CASE proposals for which a contrary recommendation from the Investment Professional for the relevant Fund has been received and is to be utilized, provided that incorporation of any such recommendation shall be subject to the conflict of interest review process required under the Procedures.

Recommendations from the Investment Professionals, while not required under the Procedures, are likely to be considered with respect to proxies for private equity securities and/or proposals related to merger transactions/corporate restructurings, proxy contests, or unusual or controversial issues.  Such input shall be given primary consideration with respect to CASE-BY-CASE proposals being considered on behalf of the relevant Fund.

Except as otherwise provided for herein, it shall generally be the policy of the Funds not to support proposals that would impose a negative impact on existing rights of the Funds to the extent that any positive impact would not be deemed sufficient to outweigh removal or diminution of such rights.

The foregoing policies may be overridden in any case as provided for in the Procedures.  Similarly, the Procedures provide that proposals whose Guidelines prescribe a firm voting position may instead be considered on a CASE-BY-CASE basis in cases in which unusual or controversial circumstances so dictate.

Interpretation and application of these Guidelines is not intended to supersede any law, regulation, binding agreement or other legal requirement to which an issuer may be or become subject.  No proposal shall be supported whose implementation would contravene such requirements.

1.                                     The Board of Directors

Voting on Director Nominees in Uncontested Elections

Unless otherwise provided for herein, the Agent’s standards with respect to determining director independence shall apply.  These standards generally provide that, to be considered completely independent, a director shall have no material connection to the company other than the board seat.

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Agreement with the Agent’s independence standards shall not dictate that a Fund’s vote shall be cast according to the Agent’s corresponding recommendation.  Votes on director nominees not subject to specific policies described herein should be made on a CASE-BY-CASE basis.

Where applicable and except as otherwise provided for herein, it shall be the policy of the Funds to lodge disagreement with an issuer’s policies or practices by withholding support from a proposal for the relevant policy or practice rather than the director nominee(s) to which the Agent assigns a correlation.  Support shall be withheld from culpable nominees as appropriate, but if they are not standing for election (e.g., the board is classified), support shall generally not be withheld from others in their stead.

If application of the policies described herein would result in withholding votes from the majority of independent outside directors sitting on a board, or removal of such directors is likely to negatively impact majority board independence, primary consideration shall be given to retention of such independent outside director nominees unless the concerns identified are of such grave nature as to merit removal of the independent directors.

Where applicable and except as otherwise provided for herein, generally DO NOT WITHHOLD support (or DO NOT VOTE AGAINST, pursuant to the applicable election standard) in connection with issues raised by the Agent if the nominee did not serve on the board or relevant committee during the majority of the time period relevant to the concerns cited by the Agent.

WITHHOLD support from a nominee who, during both of the most recent two years, attended less than 75 percent of the board and committee meetings without a valid reason for the absences.  DO NOT WITHHOLD support in connection with attendance issues for nominees who have served on the board for less than the two most recent years.

WITHHOLD support from a nominee in connection with poison pill or anti-takeover considerations (e.g., furtherance of measures serving to disenfranchise shareholders or failure to remove restrictive pill features or ensure pill expiration or submission to shareholders for vote) in cases for which culpability for implementation or renewal of the pill in such form can be specifically attributed to the nominee.

Provided that a nominee served on the board during the relevant time period, WITHHOLD support from a nominee who has failed to implement a shareholder proposal that was approved by (1) a majority of the issuer’s shares outstanding (most recent annual meeting) or (2) a majority of the votes cast for two consecutive years.  However, in the case of shareholder proposals seeking shareholder ratification of a poison pill, generally DO NOT WITHHOLD support from a nominee in such cases if the company has already implemented a policy that should reasonably prevent abusive use of the pill.

If a nominee has not acted upon negative votes (WITHHOLD or AGAINST, as applicable based on the issuer’s election standard) representing a majority of the votes cast at the previous annual meeting, consider such nominee on a CASE-BY-CASE basis.  Generally, vote FOR nominees when (1) the issue relevant to the majority negative vote has been adequately addressed or cured or (2) the Funds’ Guidelines or voting record do not support the relevant issue.

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WITHHOLD support from inside directors or affiliated outside directors who sit on the audit committee.

DO NOT WITHHOLD support from inside directors or affiliated outside directors who sit on the nominating or compensation committee, provided that such committee meets the applicable independence requirements of the relevant listing exchange.

DO NOT WITHHOLD support from inside directors or affiliated outside directors if the full board serves as the compensation or nominating committee OR has not created one or both committees, provided that the issuer is in compliance with all provisions of the listing exchange in connection with performance of relevant functions (e.g., performance of relevant functions by a majority of independent directors in lieu of the formation of a separate committee).

Compensation Practices:

It shall generally be the policy of the Funds that matters of compensation are best determined by an independent board and compensation committee.  Votes on director nominees in connection with compensation practices should be considered on a CASE-BY-CASE basis, and generally:

(1)                      Where applicable and except as otherwise provided for herein, DO NOT WITHHOLD support from nominees who did not serve on the compensation committee, or board, as applicable based on the Agent’s analysis, during the majority of the time period relevant to the concerns cited by the Agent.

(2)                      In cases in which the Agent has identified a “pay for performance” disconnect, or internal pay disparity, as such issues are defined by the Agent, DO NOT WITHHOLD support from director nominees.

(3)                      If the Agent recommends withholding support from nominees in connection with overly liberal change in control provisions, including those lacking a double trigger, DO NOT WITHHOLD support from such nominees if mitigating provisions or board actions (e.g., clawbacks) are present.

(4)                      If the Agent recommends withholding support from nominees in connection with their failure to seek a shareholder vote on plans to reprice, replace or exchange options, generally WITHHOLD support from such nominees.

(5)                      If the Agent recommends withholding support from nominees that have approved compensation that is ineligible for tax benefits to the company (e.g., under Section 162(m) of OBRA), DO NOT WITHHOLD support from such nominees if the company has provided adequate rationale or disclosure or the plan itself is being put to shareholder vote at the same meeting.  If the plan is up for vote, the provisions under Section 8., OBRA-Related Compensation Proposals, shall apply.

(6)                      If the Agent recommends withholding support from nominees in connection with executive compensation practices related to tax gross-ups, perquisites, provisions related to retention or recruitment, including contract length or renewal provisions, “guaranteed” awards, pensions/SERPs, severance or termination arrangements, vote FOR such nominees if the issuer has provided adequate rationale and/or disclosure, factoring in any overall adjustments or reductions to the compensation package at issue.  Generally DO NOT WITHHOLD support solely due to such practices if the total compensation appears reasonable, but consider on a CASE-BY-CASE basis

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compensation packages representing a combination of such provisions and deemed by the Agent to be excessive.

(7)       If the Agent has raised issues of options backdating, consider members of the compensation committee, or board, as applicable, as well as company executives nominated as directors, on a CASE-BY-CASE basis.

(8)       If the Agent has raised other considerations regarding poor compensation practices, consider nominees on a CASE-BY-CASE basis.

Accounting Practices:

(1)       Generally, vote FOR independent outside director nominees serving on the audit committee.

(2)       Where applicable and except as otherwise provided for herein, generally DO NOT WITHHOLD support from nominees serving on the audit committee who did not serve on that committee during the majority of the time period relevant to the concerns cited by the Agent.

(3)       If the Agent has raised concerns regarding poor accounting practices, consider the company’s CEO and CFO, if nominated as directors, and nominees serving on the audit committee on a CASE-BY-CASE basis.

(4)       If total non-audit fees exceed the total of audit fees, audit-related fees and tax compliance and preparation fees, the provisions under Section 3., Auditor Ratification, shall apply.

Board Independence:

It shall generally be the policy of the Funds that a board should be majority independent and therefore to consider inside director or affiliated outside director nominees in cases in which the full board is not majority independent on a CASE-BY-CASE basis.  Generally:

(1)       WITHHOLD support from the fewest directors whose removal would achieve majority independence across the remaining board, except that support may be withheld from additional nominees whose relative level of independence cannot be differentiated.

(2)       WITHHOLD support from all non-independent nominees, including the founder, chairman or CEO, if the number required to achieve majority independence is equal to or greater than the number of non-independent nominees.

(3)       Except as provided above, vote FOR non-independent nominees in the role of CEO, and when appropriate, founder or chairman, and determine support for other non-independent nominees based on the qualifications and contributions of the nominee as well as the Funds’ voting precedent for assessing relative independence to management, e.g., insiders holding senior executive positions are deemed less independent than affiliated outsiders with a transactional or advisory relationship to the company, and affiliated outsiders with a material transactional or advisory relationship are deemed less independent than those with lesser relationships.

(4)       Non-voting directors (e.g., director emeritus or advisory director) shall be excluded from calculations with respect to majority board independence.

(5)       When conditions contributing to a lack of majority independence remain substantially similar to those in the previous year, it shall generally be the policy of the Funds to vote on nominees in a manner consistent with votes cast by the Fund(s) in the previous year.

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Generally vote FOR nominees without regard to “over-boarding” issues raised by the Agent unless other concerns requiring CASE-BY-CASE consideration have been raised.

Generally, when the Agent recommends withholding support due to assessment that a nominee acted in bad faith or against shareholder interests in connection with a major transaction, such as a merger or acquisition, consider on a CASE-BY-CASE basis, factoring in the merits of the nominee’s performance and rationale and disclosure provided.

Performance Test for Directors

Consider nominees failing the Agent’s performance test, which includes market-based and operating performance measures, on a CASE-BY-CASE basis.  Input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to such proposals.

Proposals Regarding Board Composition or Board Service

Generally, except as otherwise provided for herein, vote AGAINST shareholder proposals to impose new board structures or policies, including those requiring that the positions of chairman and CEO be held separately, except support proposals in connection with a binding agreement or other legal requirement to which an issuer has or reasonably may expect to become subject, and consider such proposals on a CASE-BY-CASE basis if the board is not majority independent or pervasive corporate governance concerns have been identified.  Generally, except as otherwise provided for herein, vote FOR management proposals to adopt or amend board structures or policies, except consider such proposals on a CASE-BY-CASE basis if the board is not majority independent, pervasive corporate governance concerns have been identified, or the proposal may result in a material reduction in shareholders’ rights.

Generally, vote AGAINST shareholder proposals asking that more than a simple majority of directors be independent.

Generally, vote AGAINST shareholder proposals asking that board compensation and/or nominating committees be composed exclusively of independent directors.

Generally, vote AGAINST shareholder proposals to limit the number of public company boards on which a director may serve.

Generally, vote AGAINST shareholder proposals that seek to redefine director independence or directors’ specific roles (e.g., responsibilities of the lead director).

Generally, vote AGAINST shareholder proposals requesting creation of additional board committees or offices, except as otherwise provided for herein.

Generally, vote FOR shareholder proposals that seek creation of an audit, compensation or nominating committee of the board, unless the committee in question is already in existence or the issuer has availed itself of an applicable exemption of the listing exchange (e.g., performance of relevant functions by a majority of independent directors in lieu of the formation of a separate committee).

Generally, vote AGAINST shareholder proposals to limit the tenure of outside directors or impose a mandatory retirement age for outside directors (unless the proposal seeks to relax existing standards), but generally DO NOT VOTE AGAINST management proposals in this regard.

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Stock Ownership Requirements

Generally, vote AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

Director and Officer Indemnification and Liability Protection

Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard.  Vote AGAINST proposals to limit or eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care.  Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.  Vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if:

(1)       The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and

(2)       Only if the director’s legal expenses would be covered.

2.             Proxy Contests

These proposals should generally be analyzed on a CASE-BY-CASE basis.  Input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to proposals in connection with proxy contests being considered on behalf of that Fund.

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis.

Reimburse Proxy Solicitation Expenses

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis.

3.             Auditors

Ratifying Auditors

Generally, except in cases of poor accounting practices or high non-audit fees, vote FOR management proposals to ratify auditors.  Consider management proposals to ratify auditors on a CASE-BY-CASE basis if the Agent cites poor accounting practices.  If fees for non-audit services exceed 50 percent of total auditor fees as described below, consider on a CASE-BY-CASE basis, voting AGAINST management proposals to ratify auditors only if concerns exist that remuneration for the non-audit work is so lucrative as to taint the auditor’s independence.  For purposes of this review, fees deemed to be reasonable, generally non-recurring, exceptions to the non-audit fee category (e.g., those related to an IPO) shall be excluded.  If independence concerns exist or an issuer has a history of questionable accounting practices, also vote FOR shareholder proposals asking the issuer to present its auditor annually for ratification, but in other cases generally vote AGAINST.

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Auditor Independence

Generally, consider shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services) on a CASE-BY-CASE basis.

Audit Firm Rotation:

Generally, vote AGAINST shareholder proposals asking for mandatory audit firm rotation.

4.             Proxy Contest Defenses

Board Structure: Staggered vs. Annual Elections

Generally, vote AGAINST proposals to classify the board or otherwise restrict shareholders’ ability to vote upon directors.

Generally, vote FOR proposals to repeal classified boards and to elect all directors annually.

Shareholder Ability to Remove Directors

Generally, vote AGAINST proposals that provide that directors may be removed only for cause.

Generally, vote FOR proposals to restore shareholder ability to remove directors with or without cause.

Generally, vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Generally, vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

Cumulative Voting

If the company maintains a classified board of directors, generally, vote AGAINST management proposals to eliminate cumulative voting, except that such proposals may be supported irrespective of classification in furtherance of an issuer’s plan to adopt a majority voting standard.

In cases in which the company maintains a classified board of directors, generally vote FOR shareholder proposals to restore or permit cumulative voting.

Time-Phased Voting

Generally, vote AGAINST proposals to implement, and FOR proposals to eliminate, time-phased or other forms of voting that do not promote a one share, one vote standard.

Shareholder Ability to Call Special Meetings

Generally, vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Generally, vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Shareholder Ability to Act by Written Consent

Generally, vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Generally, vote FOR proposals to allow or make easier shareholder action by written consent.

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Shareholder Ability to Alter the Size of the Board

Generally, vote FOR proposals that seek to fix the size of the board or designate a range for its size.

Generally, vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

5.             Tender Offer Defenses

Poison Pills

Generally, vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification, or to redeem its pill in lieu thereof, unless (1) shareholders have approved adoption of the plan, (2) a policy has already been implemented by the company that should reasonably prevent abusive use of the pill, or (3) the board had determined that it was in the best interest of shareholders to adopt a pill without delay, provided that such plan would be put to shareholder vote within twelve months of adoption or expire, and if not approved by a majority of the votes cast, would immediately terminate.

Review on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill.

Review on a CASE-BY-CASE basis management proposals to approve or ratify a poison pill or any plan that can reasonably be construed as an anti-takeover measure, with voting decisions generally based on the Agent’s approach to evaluating such proposals, considering factors such as rationale, trigger level and sunset provisions.  Votes will generally be cast in a manner that seeks to preserve shareholder value and the right to consider a valid offer, voting AGAINST management proposals in connection with poison pills or anti-takeover activities that do not meet the Agent’s standards.

Fair Price Provisions

Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Greenmail

Generally, vote FOR proposals to adopt antigreenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Review on a CASE-BY-CASE basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

Pale Greenmail

Review on a CASE-BY-CASE basis restructuring plans that involve the payment of pale greenmail.

Unequal Voting Rights

Generally, vote AGAINST dual-class exchange offers.

Generally, vote AGAINST dual-class recapitalizations.

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Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

Generally, vote AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments or other key proposals.

Generally, vote FOR shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments, unless the proposal also asks the issuer to mount a solicitation campaign or similar form of comprehensive commitment to obtain passage of the proposal.

Supermajority Shareholder Vote Requirement to Approve Mergers

Generally, vote AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

Generally, vote FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

White Squire Placements

Generally, vote FOR shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.

6.             Miscellaneous

Amendments to Corporate Documents

Except to align with legislative or regulatory changes or when support is recommended by the Agent or Investment Professional (including, for example, as a condition to a major transaction such as a merger), generally, vote AGAINST proposals seeking to remove shareholder approval requirements or otherwise remove or diminish shareholder rights, e.g., by (1) adding restrictive provisions, (2) removing provisions or moving them to portions of the charter not requiring shareholder approval, or (3) in corporate structures such as holding companies, removing provisions in an active subsidiary’s charter that provide voting rights to parent company shareholders.  This policy would also generally apply to proposals seeking approval of corporate agreements or amendments to such agreements that the Agent recommends AGAINST because a similar reduction in shareholder rights is requested.

Generally, vote AGAINST proposals for charter amendments that may support board entrenchment or may be used as an anti-takeover device, particularly if the proposal is bundled or the board is classified.

Generally, vote FOR proposals seeking charter or bylaw amendments to remove anti-takeover provisions.

Consider proposals seeking charter or bylaw amendments not addressed under these Guidelines on a CASE-BY-CASE basis.

Confidential Voting

Generally, vote FOR shareholder proposals that request companies to adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows:

•      In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy.

•      If the dissidents agree, the policy remains in place.

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•      If the dissidents do not agree, the confidential voting policy is waived.

Generally, vote FOR management proposals to adopt confidential voting.

Proxy Access

Consider on a CASE-BY-CASE basis shareholder proposals seeking access to management’s proxy material in order to nominate their own candidates to the board.

Majority Voting Standard

Except as otherwise provided for herein, it shall generally be the policy of the Funds to extend discretion to issuers to determine when it may be appropriate to adopt a majority voting standard.  Generally, vote FOR management proposals, irrespective of whether the proposal contains a plurality carve-out for contested elections, but AGAINST shareholder proposals unless also supported by management, seeking election of directors by the affirmative vote of the majority of votes cast in connection with a meeting of shareholders, including amendments to corporate documents or other actions in furtherance of such standard, and provided such standard when supported does not conflict with state law in which the company is incorporated.  For issuers with a history of board malfeasance or pervasive corporate governance concerns, consider such proposals on a CASE-BY-CASE basis.

Bundled Proposals

Except as otherwise provided for herein, review on a CASE-BY-CASE basis bundled or “conditioned” proxy proposals, generally voting AGAINST bundled proposals containing one or more items not supported under these Guidelines if the Agent or an Investment Professional deems the negative impact, on balance, to outweigh any positive impact.

Shareholder Advisory Committees

Review on a CASE-BY-CASE basis proposals to establish a shareholder advisory committee.

Reimburse Shareholder for Expenses Incurred

Voting to reimburse expenses incurred in connection with shareholder proposals should be analyzed on a CASE-BY-CASE basis.

Other Business

In connection with proxies of U.S. issuers, generally vote FOR management proposals for Other Business, except in connection with a proxy contest in which a Fund is not voting in support of management.

Quorum Requirements

Review on a CASE-BY-CASE basis proposals to lower quorum requirements for shareholder meetings below a majority of the shares outstanding.

Advance Notice for Shareholder Proposals

Generally, vote FOR management proposals related to advance notice period requirements, provided that the period requested is in accordance with applicable law and no material governance concerns have been identified in connection with the issuer.

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Multiple Proposals

Multiple proposals of a similar nature presented as options to the course of action favored by management may all be voted FOR, provided that support for a single proposal is not operationally required, no one proposal is deemed superior in the interest of the Fund(s), and each proposal would otherwise be supported under these Guidelines.

7.             Capital Structure

Analyze on a CASE-BY-CASE basis.

Common Stock Authorization

Review proposals to increase the number of shares of common stock authorized for issue on a CASE-BY-CASE basis.  Except where otherwise indicated, the Agent’s proprietary approach, utilizing quantitative criteria (e.g., dilution, peer group comparison, company performance and history) to determine appropriate thresholds and, for requests marginally above such allowable threshold, a qualitative review (e.g., rationale and prudent historical usage), will generally be utilized in evaluating such proposals.

•      Generally vote FOR proposals to authorize capital increases within the Agent’s allowable thresholds or those in excess but meeting Agent’s qualitative standards, but consider on a CASE-BY-CASE basis those requests failing the Agent’s review for proposals in connection with which a contrary recommendation from the Investment Professional(s) has been received and is to be utilized (e.g., in support of a merger or acquisition proposal).

•      Generally vote FOR proposals to authorize capital increases within the Agent’s allowable thresholds or those in excess but meeting Agent’s qualitative standards, unless the company states that the stock may be used as a takeover defense.  In those cases, consider on a CASE-BY-CASE basis if a contrary recommendation from the Investment Professional(s) has been received and is to be utilized.

•      Generally vote FOR proposals to authorize capital increases exceeding the Agent’s thresholds when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

•      Generally, vote AGAINST proposals to increase the number of authorized shares of a class of stock if the issuance which the increase is intended to service is not supported under these Guidelines.

•      Generally, vote AGAINST nonspecific proposals authorizing excessive discretion to a board, as assessed by the Agent.

•      Consider management proposals to make changes to the capital structure not otherwise addressed under these Guidelines CASE-BY-CASE, generally voting with the Agent’s recommendation unless a contrary recommendation has been received from the Investment Professional for the relevant Fund and is to be utilized.

Dual Class Capital Structures

Generally, vote AGAINST proposals to increase the number of authorized shares of the class of stock that has superior voting rights in companies that have dual class capital structures, but consider CASE-BY-CASE if (1) bundled with favorable proposal(s), (2) approval of such proposal(s) is a condition of such favorable proposal(s), or (3) part of a recapitalization for which support is recommended by the Agent or an Investment Professional.

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Generally, vote AGAINST management proposals to create or perpetuate dual class capital structures with unequal voting rights, and vote FOR shareholder proposals to eliminate them, in cases in which the relevant Fund owns the class with inferior voting rights, but generally vote FOR management proposals and AGAINST shareholder proposals in cases in which the relevant Fund owns the class with superior voting rights.  Consider CASE-BY-CASE if bundled with favorable proposal(s), (2) approval of such proposal(s) is a condition of such favorable proposal(s), or (3) part of a recapitalization for which support is recommended by the Agent or an Investment Professional.

Consider management proposals to eliminate or make changes to dual class capital structures CASE-BY-CASE, generally voting with the Agent’s recommendation unless a contrary recommendation has been received from the Investment Professional for the relevant Fund and is to be utilized.

Stock Distributions: Splits and Dividends

Generally, vote FOR management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares falls within the Agent’s allowable thresholds, but consider on a CASE-BY-CASE basis those proposals exceeding the Agent’s threshold for proposals in connection with which a contrary recommendation from the Investment Professional(s) has been received and is to be utilized.

Reverse Stock Splits

Consider on a CASE-BY-CASE basis management proposals to implement a reverse stock split.  In the event the split constitutes a capital increase effectively exceeding the Agent’s allowable threshold because the request does not proportionately reduce the number of shares authorized, vote FOR the split if management has provided adequate rationale and/or disclosure.

Preferred Stock

Generally, vote AGAINST proposals authorizing the issuance of preferred stock or creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock), but vote FOR if the Agent or an Investment Professional so recommends because the issuance is required to effect a merger or acquisition proposal.

Generally, vote FOR proposals to issue or create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense.  Generally vote AGAINST in cases where the company expressly states that, or fails to disclose whether, the stock may be used as a takeover defense, but vote FOR if the Agent or an Investment Professional so recommends because the issuance is required to address special circumstances such as a merger or acquisition.

Generally, vote FOR proposals to authorize or issue preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

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Shareholder Proposals Regarding Blank Check Preferred Stock

Generally, vote FOR shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

Adjustments to Par Value of Common Stock

Generally, vote FOR management proposals to reduce the par value of common stock.

Preemptive Rights

Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights or management proposals that seek to eliminate them.  In evaluating proposals on preemptive rights, consider the size of a company and the characteristics of its shareholder base.

Debt Restructurings

Review on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan.

Share Repurchase Programs

Generally, vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms, but vote AGAINST plans with terms favoring selected, non-Fund parties.

Generally, vote FOR management proposals to cancel repurchased shares.

Generally, vote AGAINST proposals for share repurchase methods lacking adequate risk mitigation or exceeding appropriate volume or duration parameters for the market as assessed by the Agent.

Tracking Stock

Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis.

8.             Executive and Director Compensation

Except as otherwise provided for herein, votes with respect to compensation and employee benefit plans should be determined on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such plans, which includes determination of costs and comparison to an allowable cap.

•      Generally, vote in accordance with the Agent’s recommendations FOR equity-based plans with costs within such cap and AGAINST those with costs in excess of it, except that plans above the cap may be supported if so recommended by the Agent or Investment Professional as a condition to a major transaction such as a merger.

•      Generally, vote AGAINST plans if the Agent suggests cost or dilution assessment may not be possible due to the method of disclosing shares allocated to the plan(s), except that such concerns arising in connection with evergreen provisions shall be considered CASE-BY-CASE, voted FOR if the company has provided a reasonable rationale and/or adequate disclosure regarding the plan as a whole.

•      Generally, vote FOR plans with costs within the cap if the primary considerations raised by the Agent pertain to matters that would not result in a negative vote under these

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Guidelines on the relevant board or committee member(s), or equity compensation burn rate or pay for performance as defined by Agent.

•                  Generally, vote AGAINST plans administered by potential grant recipients.

•                  Generally, vote AGAINST proposals to eliminate existing shareholder approval requirements for plan changes assessed as material by the Agent, unless the company has provided a reasonable rationale and/or adequate disclosure regarding the requested changes.

•                  Consider plans CASE-BY-CASE if the Agent raises other considerations not otherwise provided for herein.

Restricted Stock or Stock Option Plans

Consider proposals for restricted stock or stock option plans, or the issuance of shares in connection with such plans, on a CASE-BY-CASE basis, considering factors such as level of disclosure and adequacy of vesting or performance requirements.  Plans that do not meet the Agent’s criteria in this regard may be supported, but vote AGAINST if no disclosure is provided regarding either vesting or performance requirements.

Management Proposals Seeking Approval to Reprice Options

Review on a CASE-BY-CASE basis management proposals seeking approval to reprice, replace or exchange options, considering factors such as rationale, historic trading patterns, value-for-value exchange, vesting periods and replacement option terms.  Generally, vote FOR proposals that meet the Agent’s criteria for acceptable repricing, replacement or exchange transactions, except that considerations raised by the Agent regarding burn rate or executive participation shall not be grounds for withholding support.

Vote AGAINST compensation plans that (1) permit or may permit (e.g., history of repricing and no express prohibition against future repricing) repricing of stock options, or any form or alternative to repricing, without shareholder approval, (2) include provisions that permit repricing, replacement or exchange transactions that do not meet the Agent’s criteria (except regarding burn rate or executive participation as noted above), or (3) give the board sole discretion to approve option repricing, replacement or exchange programs.

Director Compensation

Votes on stock-based plans for directors are made on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s quantitative approach described above as well as a review of qualitative features of the plan in cases in which costs exceed the Agent’s threshold.  DO NOT VOTE AGAINST plans for which burn rate is the sole consideration raised by the Agent.

Employee Stock Purchase Plans

Votes on employee stock purchase plans, and capital issuances in support of such plans, should be made on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such plans, except that negative recommendations by the Agent due to evergreen provisions will be reviewed CASE-BY-CASE, voted FOR if the company has provided a reasonable rationale and/or adequate disclosure regarding the plan as a whole.

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OBRA-Related Compensation Proposals

Votes on plans intended to qualify for favorable tax treatment under the provisions of Section 162(m) of OBRA should be evaluated irrespective of the Agent’s assessment of board independence, provided that the board meets the independence requirements of the relevant listing exchange and no potential recipient under the plan(s) sits on the committee that exercises discretion over the related compensation awards.  Unless the issuer has provided a compelling rationale, generally vote with the Agent’s recommendations AGAINST plans that deliver excessive compensation that fails to qualify for favorable tax treatment.

Amendments that Place a Cap on Annual Grants or Amend Administrative Features

Generally, vote FOR plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

Amendments to Add Performance-Based Goals

Generally, vote FOR amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

Amendments to Increase Shares and Retain Tax Deductions Under OBRA

Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a CASE-BY-CASE basis, generally voting FOR such plans that do not raise any negative concerns under these Guidelines.

Approval of Cash or Cash-and-Stock Bonus Plans

Generally, vote FOR cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA, with primary consideration given to management’s assessment that such plan meets the requirements for exemption of performance-based compensation.

Shareholder Proposals Regarding Executive and Director Pay

Regarding the remuneration of individuals other than senior executives and directors, generally, vote AGAINST shareholder proposals that seek to expand or restrict disclosure or require shareholder approval beyond regulatory requirements and market practice.  Vote AGAINST shareholder proposals that seek disclosure of executive or director compensation if providing it would be out of step with market practice and potentially disruptive to the business.

Unless evidence exists of abuse in historical compensation practices, and except as otherwise provided for herein, generally vote AGAINST shareholder proposals that seek to impose new compensation structures or policies, such as “claw back” recoupments or advisory votes.

Severance and Termination Payments

Generally, vote FOR shareholder proposals to have parachute arrangements submitted for shareholder ratification (with “parachutes” defined as compensation arrangements related to termination that specify change in control events) and provided that the proposal does not include unduly restrictive or arbitrary provisions such as advance approval requirements.

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Generally vote AGAINST shareholder proposals to submit executive severance agreements for shareholder ratification, unless such proposals specify change in control events, Supplemental Executive Retirement Plans, or deferred executive compensation plans, or ratification is required by the listing exchange.

Review on a CASE-BY-CASE basis all proposals to approve, ratify or cancel executive severance or termination arrangements, including those related to executive recruitment or retention, generally voting FOR such compensation arrangements if the issuer has provided adequate rationale and/or disclosure or support is recommended by the Agent or Investment Professional (e.g., as a condition to a major transaction such as a merger).  However, vote in accordance with the Agent’s recommendations FOR new or materially amended plans, contracts or payments that require change in control provisions to be double-triggered and defined to require an actual change in control, except that plans, contracts or payments not meeting such standards may be supported if mitigating provisions or board actions (e.g., clawbacks) are present.

Employee Stock Ownership Plans (ESOPs)

Generally, vote FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than five percent of outstanding shares).

401(k) Employee Benefit Plans

Generally, vote FOR proposals to implement a 401(k) savings plan for employees.

Holding Periods

Generally, vote AGAINST proposals requiring mandatory periods for officers and directors to hold company stock.

Advisory Votes on Executive Compensation

Generally, management proposals seeking ratification of the company’s compensation program will be voted FOR unless the program includes practices or features not supported under these Guidelines and the proposal receives a negative recommendation from the Agent.  Unless otherwise provided for herein, proposals not receiving the Agent’s support due to concerns regarding severance/termination payments, incentive structures or vesting or performance criteria not otherwise supported by these Guidelines will be considered on a CASE-BY-CASE basis, generally voted FOR if the company has provided a reasonable rationale and/or adequate disclosure regarding the matter(s) under consideration.

9.             State of Incorporation

Voting on State Takeover Statutes

Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

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Voting on Reincorporation Proposals

Proposals to change a company’s state of incorporation should be examined on a CASE-BY-CASE basis, generally supporting management proposals not assessed by the Agent as a potential takeover defense, but if so assessed, weighing management’s rationale for the change.  Generally, vote FOR management reincorporation proposals upon which another key proposal, such as a merger transaction, is contingent if the other key proposal is also supported.  Generally, vote AGAINST shareholder reincorporation proposals not also supported by the company.

10.          Mergers and Corporate Restructurings

Input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to proposals regarding business combinations, particularly those between otherwise unaffiliated parties, or other corporate restructurings being considered on behalf of that Fund.

Generally, vote FOR a proposal not typically supported under these Guidelines if a key proposal, such as a merger transaction, is contingent upon its support and a vote FOR is accordingly recommended by the Agent or an Investment Professional.

Mergers and Acquisitions

Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis.

Corporate Restructuring

Votes on corporate restructuring proposals, including demergers, minority squeezeouts, leveraged buyouts, spinoffs, liquidations, dispositions, divestitures and asset sales, should be considered on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such proposals.

Adjournment

Generally, vote FOR proposals to adjourn a meeting to provide additional time for vote solicitation when the primary proposal is also voted FOR.

Appraisal Rights

Generally, vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

Changing Corporate Name

Generally, vote FOR changing the corporate name.

11.          Mutual Fund Proxies

Election of Directors

Vote the election of directors on a CASE-BY-CASE basis.

Converting Closed-end Fund to Open-end Fund

Vote conversion proposals on a CASE-BY-CASE basis.

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Proxy Contests

Vote proxy contests on a CASE-BY-CASE basis.

Investment Advisory Agreements

Vote the investment advisory agreements on a CASE-BY-CASE basis.

Approving New Classes or Series of Shares

Generally, vote FOR the establishment of new classes or series of shares.

Preferred Stock Proposals

Vote the authorization for or increase in preferred shares on a CASE-BY-CASE basis.

1940 Act Policies

Vote these proposals on a CASE-BY-CASE basis.

Changing a Fundamental Restriction to a Nonfundamental Restriction

Vote these proposals on a CASE-BY-CASE basis.

Change Fundamental Investment Objective to Nonfundamental

Generally, consider proposals to change a fund’s fundamental investment objective to nonfundamental on a CASE-BY-CASE basis.

Name Rule Proposals

Vote these proposals on a CASE-BY-CASE basis.

Disposition of Assets/Termination/Liquidation

Vote these proposals on a CASE-BY-CASE basis.

Changes to the Charter Document

Vote changes to the charter document on a CASE-BY-CASE basis.

Changing the Domicile of a Fund

Vote reincorporations on a CASE-BY-CASE basis.

Change in Fund’s Subclassification

Vote these proposals on a CASE-BY-CASE basis.

Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder Approval

Generally, vote FOR these proposals.

Distribution Agreements

Vote these proposals on a CASE-BY-CASE basis.

Master-Feeder Structure

Generally, vote FOR the establishment of a master-feeder structure.

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Mergers

Vote merger proposals on a CASE-BY-CASE basis.

Establish Director Ownership Requirement

Generally, vote AGAINST shareholder proposals for the establishment of a director ownership requirement.

Reimburse Shareholder for Expenses Incurred

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis.

Terminate the Investment Advisor

Vote to terminate the investment advisor on a CASE-BY-CASE basis.

12.          Social and Environmental Issues

These issues cover a wide range of topics.  In general, unless otherwise specified herein, vote CASE-BY-CASE.  While a wide variety of factors may go into each analysis, the overall principle guiding all vote recommendations focuses on how or whether the proposal will enhance the economic value of the company.  Because a company’s board is likely to have access to relevant, non-public information regarding a company’s business, such proposals will generally be voted in a manner intended to give the board (rather than shareholders) latitude to set corporate policy and oversee management.

Absent concurring support from the issuer, compelling evidence of abuse, significant public controversy or litigation, the issuer’s significant history of relevant violations; or activities not in step with market practice or regulatory requirements, or unless provided for otherwise herein, generally vote AGAINST shareholder proposals seeking to dictate corporate conduct, apply existing law, duplicate policies already substantially in place and/or addressed by the issuer, or release information that would not help a shareholder evaluate an investment in the corporation as an economic matter.  Such proposals would generally include those seeking preparation of reports and/or implementation or additional disclosure of corporate policies related to issues such as consumer and public safety, environment and energy, labor standards and human rights, military business and political concerns, workplace diversity and non-discrimination, sustainability, social issues, vendor activities, economic risk or matters of science and engineering.

13.                               Global Proxies

The foregoing Guidelines provided in connection with proxies of U.S. issuers shall also be applied to global proxies where applicable and not provided for otherwise herein.  The following provide for differing regulatory and legal requirements, market practices and political and economic systems existing in various global markets.

Unless otherwise provided for herein, it shall generally be the policy of the Funds to vote AGAINST global proxy proposals in cases in which the Agent recommends voting AGAINST such proposal because relevant disclosure by the issuer, or the time provided for consideration of

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such disclosure, is inadequate.  For purposes of these global Guidelines, “AGAINST” shall mean withholding of support for a proposal, resulting in submission of a vote of AGAINST or ABSTAIN, as appropriate for the given market and level of concern raised by the Agent regarding the issue or lack of disclosure or time provided.

In connection with practices described herein that are associated with a firm AGAINST vote, it shall generally be the policy of the Funds to consider them on a CASE-BY-CASE basis if the Agent recommends their support (1) as the issuer or market transitions to better practices (e.g., having committed to new regulations or governance codes) or (2) as the more favorable choice in cases in which shareholders must choose between alternate proposals.

Routine Management Proposals

Generally, vote FOR the following and other similar routine management proposals:

•                  the opening of the shareholder meeting

•                  that the meeting has been convened under local regulatory requirements

•                  the presence of quorum

•                  the agenda for the shareholder meeting

•                  the election of the chair of the meeting

•                  the appointment of shareholders to co-sign the minutes of the meeting

•                  regulatory filings (e.g., to effect approved share issuances)

•                  the designation of inspector or shareholder representative(s) of minutes of meeting

•                  the designation of two shareholders to approve and sign minutes of meeting

•                  the allowance of questions

•                  the publication of minutes

•                  the closing of the shareholder meeting

Discharge of Management/Supervisory Board Members

Generally, vote FOR management proposals seeking the discharge of management and supervisory board members, unless the Agent recommends AGAINST due to concern about the past actions of the company’s auditors or directors or legal action is being taken against the board by other shareholders, including when the proposal is bundled.

Director Elections

Unless otherwise provided for herein, the Agent’s standards with respect to determining director independence shall apply.  These standards generally provide that, to be considered completely independent, a director shall have no material connection to the company other than the board seat.

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Agreement with the Agent’s independence standards shall not dictate that a Fund’s vote shall be cast according to the Agent’s corresponding recommendation.  Further, unless otherwise provided for herein, the application of Guidelines in connection with such standards shall apply only in cases in which the nominee’s level of independence can be ascertained based on available disclosure.  These policies generally apply to director nominees in uncontested elections; votes in contested elections, and votes on director nominees not subject to policies described herein, should be made on a CASE-BY-CASE basis, with primary consideration in contested elections given to input from the Investment Professional(s) for a given Fund.

For issuers domiciled in Canada, Finland, France, Ireland, the Netherlands, Sweden or tax haven markets, generally vote AGAINST non-independent directors in cases in which the full board serves as the audit committee, or the company does not have an audit committee.

For issuers in all markets, including those in tax haven markets and those in Japan that have adopted the U.S.-style board-with-committees structure, vote AGAINST non-independent nominees to the audit committee, or, if the slate of nominees is bundled, vote AGAINST the slate.  If the slate is bundled and audit committee membership is unclear or proposed as a separate agenda item, vote FOR if the Agent otherwise recommends support.  For Canadian issuers, the Funds’ U.S. Guidelines with respect to audit committees shall apply.

In tax haven markets, DO NOT VOTE AGAINST non-independent directors in cases in which the full board serves as the compensation committee, or the company does not have a compensation committee.

DO NOT VOTE AGAINST non-independent directors who sit on the compensation or nominating committees, provided that such committees meet the applicable independence requirements of the relevant listing exchange.

In cases in which committee membership is unclear, consider non-independent director nominees on a CASE-BY-CASE basis if no other issues have been raised in connection with his/her nomination.

Generally follow Agent’s recommendations to vote AGAINST individuals nominated as outside/non-executive directors who do not meet the Agent’s standard for independence, unless the slate of nominees is bundled, in which case the proposal(s) to elect board members shall be considered on a CASE-BY-CASE basis.

For issuers in tax haven markets, generally withhold support (AGAINST or ABSTAIN, as appropriate) from bundled slates of nominees if the board is non-majority independent.  For issuers in Canada and other global markets, generally follow the Agent’s standards for withholding support from bundled slates or non-independent directors (typically excluding the CEO), as applicable, if the board does not meet the Agent’s independence standards or the board’s independence cannot be ascertained due to inadequate disclosure.

Generally, withhold support (AGAINST or ABSTAIN, as appropriate) from nominees or slates of nominees presented in a manner not aligned with market practice and/or legislation, including:

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•                  bundled slates of nominees (e.g., France, Hong Kong or Spain);

•                  simultaneous reappointment of retiring directors (e.g., South Africa);

•                  in markets with term lengths capped by legislation or market practice, nominees whose terms exceed the caps or are not disclosed (except that bundled slates with such lack of disclosure shall be considered on a CASE-BY-CASE basis); or

•                  nominees whose names are not disclosed in advance of the meeting (e.g., Austria, Philippines, Hong Kong or South Africa) or far enough in advance relative to voting deadlines (e.g., Italy) to make an informed voting decision.

Such criteria will not generally provide grounds for withholding support in countries in which they may be identified as best practice but such legislation or market practice is not yet applicable, unless specific governance shortfalls identified by the Agent dictate that less latitude should be extended to the issuer.

Generally vote FOR nominees without regard to recommendations that the position of chairman should be separate from that of CEO or otherwise required to be independent, unless other concerns requiring CASE-BY-CASE consideration have been raised.  The latter would include former CEOs proposed as board chairmen in markets such as the United Kingdom for which best practice and the Agent recommend against such practice.

In cases in which cumulative or net voting applies, generally vote with Agent’s recommendation to support nominees asserted by the issuer to be independent, even if independence disclosure or criteria fall short of Agent’s standards.

Consider nominees for whom the Agent has raised concerns regarding scandals or internal controls on a CASE-BY-CASE basis, generally withholding support (AGAINST or ABSTAIN, as appropriate) from nominees or slates of nominees when:

•                  the scandal or shortfall in controls took place at the company, or an affiliate, for which the nominee is being considered;

•                  culpability can be attributed to the nominee (e.g., nominee manages or audits relevant function), and

•                  the nominee has been directly implicated, with resulting arrest and criminal charge or regulatory sanction.

Consider non-independent nominees on a CASE-BY-CASE basis when the Agent has raised concerns regarding diminished shareholder value as evidenced by a significant drop in share price, generally voting with Agent’s recommendation AGAINST such nominees when few, if any, outside directors are present on the board and:

•                  the founding family has retained undue influence over the company despite a history of scandal or problematic controls;

•                  the nominees have engaged in protectionist activities such as introduction of a poison pill or preferential and/or dilutive share issuances; or

•                  evidence exists regarding compliance or accounting shortfalls.

For markets such as the tax havens, Australia, Canada, Hong Kong, Japan, Malaysia, Singapore and South Africa (and for outside directors in South Korea) in which nominees’ attendance records are adequately disclosed, the Funds’ U.S. Guidelines with respect to director attendance

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shall apply.  The same policy shall be applied regarding attendance by statutory auditors of Japanese companies.

Consider self-nominated director candidates on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such candidates, except that (1) an unqualified candidate will generally not be supported simply to effect a “protest vote” and (2) cases of multiple self-nominated candidates may be considered as a proxy contest if similar issues are raised (e.g., potential change in control).

Generally vote FOR nominees without regard to “over-boarding” issues raised by the Agent unless other concerns requiring CASE-BY-CASE consideration have been raised.

Generally, vote with Agent’s recommendation to withhold support (AGAINST or ABSTAIN, as appropriate) from nominees for whom support has become moot since the time the individual was nominated (e.g., due to death, disqualification or determination not to accept appointment).

Generally, vote with Agent’s recommendation when more candidates are presented than available seats and no other provisions under these Guidelines apply.

For companies incorporated in tax haven markets but which trade exclusively in the U.S., the Funds’ U.S. Guidelines with respect to director elections shall apply.

Board Structure

Generally, vote FOR proposals to fix board size, but also support proposals seeking a board range if the range is reasonable in the context of market practice and anti-takeover considerations.  Proposed article amendments in this regard shall be considered on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such proposals.

Director and Officer Indemnification and Liability Protection

Generally, vote in accordance with the Agent’s standards for indemnification and liability protection for officers and directors, voting AGAINST overly broad provisions.

Independent Statutory Auditors

With respect to Japanese companies that have not adopted the U.S.-style board-with-committees structure, vote AGAINST any nominee to the position of “independent statutory auditor” whom the Agent considers affiliated, e.g., if the nominee has worked a significant portion of his career for the company, its main bank or one of its top shareholders.  Where shareholders are forced to vote on multiple nominees in a single resolution, vote AGAINST all nominees.  In cases in which multiple slates of statutory auditors are presented, generally vote with the Agent’s recommendation, typically to support nominees deemed to be more independent and/or aligned with interests of minority shareholders.

Generally, vote AGAINST incumbent nominees at companies implicated in scandals or exhibiting poor internal controls.

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Key Committees

Generally, vote AGAINST proposals that permit non-board members to serve on the audit, compensation or nominating committee, provided that bundled slates may be supported if no slate nominee serves on the relevant committee(s).  If not otherwise addressed under these Guidelines, consider other negative recommendations from the Agent regarding committee members on a CASE-BY-CASE basis.

Director and Statutory Auditor Remuneration

Consider director compensation plans on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such proposals, while also factoring in the merits of the rationale and disclosure provided.  Generally, vote FOR proposals to approve the remuneration of directors and auditors as long as the amount is not excessive (e.g., significant increases should be supported by adequate rationale and disclosure), there is no evidence of abuse, the recipient’s overall compensation appears reasonable, and the board and/or responsible committee meets exchange standards for independence.  For Toronto Stock Exchange (TSX) issuers, the Agent’s limits with respect to equity awards to non-employee directors shall apply.

Bonus Payments

With respect to Japanese companies, generally vote FOR retirement bonus proposals if all payments are for directors and auditors who have served as executives of the company.  Generally vote AGAINST such proposals if one or more payments are for non-executive, affiliated directors or statutory auditors when one or more of the individuals to whom the grants are being proposed (1) has not served in an executive capacity for the company for at least three years or (2) has been designated by the company as an independent statutory auditor, regardless of the length of time he/she has served.  In all markets, if issues have been raised regarding a scandal or internal controls, generally vote AGAINST bonus proposals for retiring directors or continuing directors or auditors when culpability can be attributed to the nominee (e.g., if a Fund is also voting AGAINST the nominee under criteria herein regarding issues of scandal or internal controls), unless bundled with bonuses for a majority of directors or auditors a Fund is voting FOR.

Stock Option Plans for Independent Internal Statutory Auditors

With respect to Japanese companies, follow the Agent’s guidelines with respect to proposals regarding option grants to independent internal statutory auditors or other outside parties, generally voting AGAINST such plans.

Compensation Plans

Unless otherwise provided for herein, votes with respect to compensation plans, and awards thereunder or capital issuances in support thereof, should be determined on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such plans, considering quantitative or qualitative factors as appropriate for the market.

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Amendment Procedures for Equity Compensation Plans and ESPPs

For TSX issuers, votes with respect to amendment procedures for security-based compensation arrangements and employee share purchase plans shall generally be cast in a manner designed to preserve shareholder approval rights, with voting decisions generally based on the Agent’s recommendation.

Shares Reserved for Equity Compensation Plans

Unless otherwise provided for herein, voting decisions shall generally be based on the Agent’s methodology, including classification of a company’s stage of development as growth or mature and the corresponding determination as to reasonability of the share requests.

Generally, vote AGAINST equity compensation plans (e.g., option, warrant, restricted stock or employee share purchase plans or participation in company offerings such as IPOs or private placements), the issuance of shares in connection with such plans, or related management proposals (e.g., article amendments) that:

•                  exceed Agent’s recommended dilution limits, including cases in which the Agent suggests dilution cannot be fully assessed (e.g., due to inadequate disclosure);

•                  provide deep or near-term discounts to executives or directors, unless discounts to executives are deemed by the Agent to be adequately mitigated by other requirements such as long-term vesting (e.g., Japan) or broad-based employee participation otherwise meeting Agent’s standards (e.g., France);

•                  are administered with discretion by potential grant recipients, unless such discretion is deemed acceptable by the Agent due to market practice or other mitigating provisions;

•                  provide for retirement benefits or equity incentive awards to outside directors if not in line with market practice (e.g., Australia, Belgium, The Netherlands);

•                  permit financial assistance in the form of non-recourse (or essentially non-recourse) loans in connection with executive’s participation;

•                  for matching share plans, do not meet the Agent’s standards, considering holding period, discounts, dilution, participation, purchase price and performance criteria;

•                  provide for vesting upon change in control if deemed by the Agent to evidence a conflict of interest or anti-takeover device or if the change in control definition is too liberal (e.g., does not result in actual change in control);

•                  provide no disclosure regarding vesting or performance criteria (provided that proposals providing disclosure in one or both areas, without regard to Agent’s criteria for such disclosure, shall be supported provided they otherwise satisfy these Guidelines);

•                  permit post-employment vesting if deemed inappropriate by the Agent;

•                  allow plan administrators to make material amendments without shareholder approval unless adequate prior disclosure has been provided, with such voting decisions generally based on the Agent’s approach to evaluating such plans; or

•                  provide for retesting in connection with achievement of performance hurdles unless the Agent’s analysis indicates that (1) performance targets are adequately increased in proportion to the additional time available, (2) the retesting is de minimis as a percentage of overall compensation or is acceptable relative to market practice, or (3) the issuer has committed to cease retesting within a reasonable period of time.

Generally, vote FOR such plans/awards or the related issuance of shares that (1) do not suffer from the defects noted above, or (2) otherwise meet the Agent’s tests if the considerations raised

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by the Agent pertain primarily to performance hurdles, contract or notice periods, discretionary bonuses, recruitment awards, retention incentives, non-compete payments or vesting upon change in control (other than addressed above), if the company has provided adequate disclosure and/or a reasonable rationale regarding the relevant plan/award, practice or participation, the recipient’s overall compensation appears reasonable, and the board and/or responsible committee meets exchange standards for independence.  Unless otherwise provided for herein, market practice of the primary country in which a company does business, or in which an employee is serving, as applicable, shall supersede that of the issuer’s domicile.

Consider proposals in connection with such plans or the related issuance of shares in other instances on a CASE-BY-CASE basis.

Remuneration Reports

Generally, withhold support (AGAINST or ABSTAIN as appropriate for specific market and level of concerns identified by the Agent) from remuneration reports that include compensation plans permitting:

(1)          practices or features not supported under these Guidelines, including financial assistance under the conditions described above;

(2)          retesting deemed by the Agent to be excessive relative to market practice (irrespective of the Agent’s support for the report as a whole);

(3)          long-term incentive plans deemed by the Agent to be inadequately based on equity awards (e.g., cash-based plans);

(4)          equity award valuation triggering a negative recommendation from the Agent; or

(5)          provisions for retirement benefits or equity incentive awards to outside directors if not in line with market practice, except that reports will generally be voted FOR if contractual components are reasonably aligned with market practices on a going-forward basis (e.g., existing obligations related to retirement benefits or terms contrary to evolving standards would not preclude support for the report).

Reports receiving the Agent’s support and not triggering the concerns cited above will generally be voted FOR.  Unless otherwise provided for herein, reports not receiving the Agent’s support due to concerns regarding severance/termination payments, “leaver” status, incentive structures and vesting or performance criteria not otherwise supported by these Guidelines shall be considered on a CASE-BY-CASE basis, generally voted FOR if the company has provided a reasonable rationale and/or adequate disclosure regarding the matter(s) under consideration, the recipient’s overall compensation appears reasonable, and the board and/or responsible committee meets exchange standards for independence.  Reports with typically unsupported features may be voted FOR in cases in which the Agent recommends their initial support as the issuer or market transitions to better practices (e.g., having committed to new regulations or governance codes).

Shareholder Proposals Regarding Executive and Director Pay

The Funds’ U.S. Guidelines with respect to such shareholder proposals shall apply.

General Share Issuances

Unless otherwise provided for herein, voting decisions shall generally be based on the Agent’s practice to determine support for general issuance requests (with or without preemptive rights),

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or related requests to repurchase and reissue shares, based on their amount relative to currently issued capital, appropriate volume and duration parameters, and market-specific considerations (e.g., priority right protections in France, reasonable levels of dilution and discount in Hong Kong).  Requests to reissue repurchased shares will not be supported unless a related general issuance request is also supported.

Consider specific issuance requests on a CASE-BY-CASE basis based on the proposed use and the company’s rationale.

Generally, vote AGAINST proposals to issue shares (with or without preemptive rights), convertible bonds or warrants, to grant rights to acquire shares, or to amend the corporate charter relative to such issuances or grants in cases in which concerns have been identified by the Agent with respect to inadequate disclosure, inadequate restrictions on discounts, failure to meet the Agent’s standards for general issuance requests, or authority to refresh share issuance amounts without prior shareholder approval.

Generally, vote AGAINST nonspecific proposals authorizing excessive discretion to a board, as assessed by the Agent.

Increases in Authorized Capital

Unless otherwise provided for herein, voting decisions should generally be based on the Agent’s approach, as follows.  Generally:

•                  Vote FOR nonspecific proposals, including bundled proposals, to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

•                  Vote FOR specific proposals to increase authorized capital, unless:

•                  the specific purpose of the increase (such as a share-based acquisition or merger) does not meet these Guidelines for the purpose being proposed; or

•                  the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

•                  Vote AGAINST proposals to adopt unlimited capital authorizations.

•                  The Agent’s market-specific exceptions to the above parameters (e.g., The Netherlands, due to hybrid market controls) shall be applied.

Preferred Stock

Unless otherwise provided for herein, voting decisions should generally be based on the Agent’s approach, including:

•                  Vote FOR the creation of a new class of preferred stock or issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

•                  Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets the Agent’s guidelines on equity issuance requests.

•                  Vote AGAINST the creation of (1) a new class of preference shares that would carry superior voting rights to the common shares or (2) blank check preferred stock unless the board states that the authorization will not be used to thwart a takeover bid.

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Poison Pills/Protective Preference Shares

Generally, vote AGAINST management proposals in connection with poison pills or anti-takeover activities (e.g., disclosure requirements or issuances, transfers or repurchases) that do not meet the Agent’s standards.  Generally vote in accordance with Agent’s recommendation to withhold support from a nominee in connection with poison pill or anti-takeover considerations when culpability for the actions can be specifically attributed to the nominee.  Generally DO NOT VOTE AGAINST director remuneration in connection with poison pill considerations raised by the Agent.

Waiver on Tender-Bid Requirement

Generally, consider proposals on a CASE-BY-CASE basis seeking a waiver for a major shareholder from the requirement to make a buyout offer to minority shareholders, voting FOR when little concern of a creeping takeover exists and the company has provided a reasonable rationale for the request.

Approval of Financial Statements and Director and Auditor Reports

Generally, vote FOR management proposals seeking approval of financial accounts and reports, unless there is concern about the company’s financial accounts and reporting, which, in the case of related party transactions, would include concerns raised by the Agent regarding consulting agreements with non-executive directors but not severance/termination payments exceeding the Agent’s standards for multiples of annual compensation, provided the recipient’s overall compensation appears reasonable and the board and/or responsible committee meets exchange standards for independence.  Unless otherwise provided for herein, reports not receiving the Agent’s support due to other concerns regarding severance/termination payments not otherwise supported by these Guidelines shall be considered on a CASE-BY-CASE basis, factoring in the merits of the rationale and disclosure provided and generally voted FOR if the overall compensation package and/or program at issue appears reasonable.  Generally, vote AGAINST board-issued reports receiving a negative recommendation from the Agent due to concerns regarding independence of the board or the presence of non-independent directors on the audit committee.  However, generally do not withhold support from such proposals in connection with remuneration practices otherwise supported under these Guidelines or as a means of expressing disapproval of broader practices of the issuer or its board.

Remuneration of Auditors

Generally, vote FOR proposals to authorize the board to determine the remuneration of auditors, unless there is evidence of excessive compensation relative to the size and nature of the company.

Indemnification of Auditors

Generally, vote AGAINST proposals to indemnify auditors.

Ratification of Auditors and Approval of Auditors’ Fees

For Canadian issuers, the Funds’ U.S. Guidelines with respect to auditors and auditor fees shall apply.  For other markets, generally, follow the Agent’s standards for proposals seeking auditor ratification or approval of auditors’ fees, which indicate a vote FOR such proposals for companies in the MSCI EAFE index, provided the level of audit fee disclosure meets the Agent’s

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standards.  In other cases, generally vote FOR such proposals unless there are material concerns raised by the Agent about the auditor’s practices or independence.

Audit Commission

Consider nominees to the audit commission on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such candidates.

Allocation of Income and Dividends

With respect to Japanese companies, consider management proposals concerning allocation of income and the distribution of dividends, including adjustments to reserves to make capital available for such purposes, on a CASE-BY-CASE basis, generally voting with the Agent’s recommendations to support such proposals unless:

•                  the dividend payout ratio has been consistently below 30 percent without adequate explanation; or

•                  the payout is excessive given the company’s financial position.

Consider such proposals by issuers in other markets on a CASE-BY-CASE basis if the Agent makes a negative recommendation.  In any markets, in the event management offers multiple dividend proposals on the same agenda, primary consideration shall be given to input from the relevant Investment Professional(s) and voted with the Agent’s recommendation if no input is received.

Stock (Scrip) Dividend Alternatives

Generally, vote FOR most stock (scrip) dividend proposals, but vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Debt Instruments

Generally, vote AGAINST proposals authorizing excessive discretion, as assessed by the Agent, to a board to issue or set terms for debt instruments (e.g., commercial paper).

Debt Issuance Requests

When evaluating a debt issuance request, the issuing company’s present financial situation is examined.  The main factor for analysis is the company’s current debt-to-equity ratio, or gearing level.  A high gearing level may incline markets and financial analysts to downgrade the company’s bond rating, increasing its investment risk factor in the process.  A gearing level up to 100 percent is considered acceptable.

Generally, vote FOR debt issuances for companies when the gearing level is between zero and 100 percent.  Review on a CASE-BY-CASE basis proposals where the issuance of debt will result in the gearing level being greater than 100 percent, or for which inadequate disclosure precludes calculation of the gearing level, comparing any such proposed debt issuance to industry and market standards, and with voting decisions generally based on the Agent’s approach to evaluating such requests.

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Financing Plans

Generally, vote FOR the adoption of financing plans if they are in the best economic interests of shareholders.

Related Party Transactions

Consider related party transactions on a CASE-BY-CASE basis.  Generally, vote FOR approval of such transactions unless the agreement requests a strategic move outside the company’s charter or contains unfavorable or high-risk terms (e.g., deposits without security interest or guaranty).

Approval of Donations

Generally, vote AGAINST such proposals unless adequate, prior disclosure of amounts is provided; if so, single- or multi-year authorities may be supported.

Capitalization of Reserves

Generally, vote FOR proposals to capitalize the company’s reserves for bonus issues of shares or to increase the par value of shares.

Investment of Company Reserves

These proposals should generally be analyzed on a CASE-BY-CASE basis, with primary consideration given to input from the Investment Professional(s) for a given Fund.

Article Amendments

Review on a CASE-BY-CASE basis all proposals seeking amendments to the articles of association.

Generally, vote FOR an article amendment if:

•                  it is editorial in nature;

•                  shareholder rights are protected;

•                  there is negligible or positive impact on shareholder value;

•                  management provides adequate reasons for the amendments or the Agent otherwise supports management’s position;

•                  it seeks to discontinue and/or delist a form of the issuer’s securities in cases in which the relevant Fund does not hold the affected security type; or

•                  the company is required to do so by law (if applicable).

Generally, vote AGAINST an article amendment if:

•                  it removes or lowers quorum requirements for board or shareholder meetings below levels recommended by the Agent;

•                  it reduces relevant disclosure to shareholders;

•                  it seeks to align the articles with provisions of another proposal not supported by these Guidelines;

•                  it is not supported under these Guidelines, is presented within a bundled proposal, and the Agent deems the negative impact, on balance, to outweigh any positive impact; or

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•                  it imposes a negative impact on existing shareholder rights, including rights of the Funds, to the extent that any positive impact would not be deemed by the Agent to be sufficient to outweigh removal or diminution of such rights.

With respect to article amendments for Japanese companies:

•                  Generally vote FOR management proposals to amend a company’s articles to expand its business lines.

•                  Generally vote FOR management proposals to amend a company’s articles to provide for an expansion or reduction in the size of the board, unless the expansion/reduction is clearly disproportionate to the growth/decrease in the scale of the business or raises anti-takeover concerns.

•                  If anti-takeover concerns exist, generally vote AGAINST management proposals, including bundled proposals, to amend a company’s articles to authorize the Board to vary the annual meeting record date or to otherwise align them with provisions of a takeover defense.

•                  Generally follow the Agent’s guidelines with respect to management proposals regarding amendments to authorize share repurchases at the board’s discretion, voting AGAINST proposals unless there is little to no likelihood of a “creeping takeover” (major shareholder owns nearly enough shares to reach a critical control threshold) or constraints on liquidity (free float of shares is low), and where the company is trading at below book value or is facing a real likelihood of substantial share sales; or where this amendment is bundled with other amendments which are clearly in shareholders’ interest.

Other Business

In connection with global proxies, vote in accordance with the Agent’s market-specific recommendations on management proposals for Other Business, generally AGAINST.

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APPENDIX C:  FRANKLIN MUTUAL ADVISERS, LLC

PROXY VOTING POLICIES AND PROCEDURES

FRANKLIN MUTUAL ADVISERS, LLC

PROXY VOTING POLICIES & PROCEDURES

RESPONSIBILITY OF INVESTMENT MANAGER TO VOTE PROXIES

Franklin Mutual Advisers, LLC (hereinafter “Investment Manager”) has delegated its administrative duties with respect to voting proxies to the Proxy Group within Franklin Templeton Companies, LLC (the “Proxy Group”), a wholly-owned subsidiary of Franklin Resources, Inc. Franklin Templeton Companies, LLC provides a variety of general corporate services to its affiliates, including but not limited to legal and compliance activities. Proxy duties consist of analyzing proxy statements of issuers whose stock is owned by any client (including both investment companies and any separate accounts managed by Investment Manager) that has either delegated proxy voting administrative responsibility to Investment Manager or has asked for information and/or recommendations on the issues to be voted. The Proxy Group will process proxy votes on behalf of, and Investment Manager votes proxies solely in the interests of, separate account clients, Investment Manager-managed mutual fund shareholders, or, where employee benefit plan assets are involved, in the interests of the plan participants and beneficiaries (collectively, “Advisory Clients”) that have properly delegated such responsibility or will inform Advisory Clients that have not delegated the voting responsibility but that have requested voting advice about Investment Manager’s views on such proxy votes. The Proxy Group also provides these services to other advisory affiliates of Investment Manager.

HOW INVESTMENT MANAGER VOTES PROXIES

Fiduciary Considerations

All proxies received by the Proxy Group will be voted based upon Investment Manager’s instructions and/or policies. To assist it in analyzing proxies, Investment Manager subscribes to RiskMetrics Group (“RiskMetrics”), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, record keeping and vote disclosure services. In addition, Investment Manager subscribes to Glass Lewis & Co., LLC (“Glass Lewis”), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although RiskMetrics’ and/or Glass Lewis’s analyses are thoroughly reviewed and considered in making a final voting decision, Investment Manager does not consider recommendations from RiskMetrics, Glass Lewis, or any other third party to be determinative of Investment Manager’s ultimate decision. As a matter of policy, the officers, directors and employees of Investment Manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of Advisory Clients.

Conflicts of Interest

All conflicts of interest will be resolved in the interests of the Advisory Clients. Investment Manager is an affiliate of a large, diverse financial services firm with many affiliates and makes its best efforts to avoid conflicts of interest. However, conflicts of interest can arise in situations where:

1.              The issuer is a client(1) of Investment Manager or its affiliates;

(1)  For purposes of this section, a “client” does not include underlying investors in a commingled trust, Canadian pooled fund, or other pooled investment vehicle managed by the Investment Manager or its affiliates.  Sponsors of funds sub-advised by Investment Manager or its affiliates will be considered a “client.”

2.              The issuer is a vendor whose products or services are material or significant to the business of Investment Manager or its affiliates;

3.              The issuer is an entity participating to a material extent in the distribution of investment products advised, administered or sponsored by Investment Manager or its affiliates (e.g., a broker, dealer or bank);(2)

4.              The issuer is a significant executing broker dealer;(3)

5.              An Access Person(4) of Investment Manager or its affiliates also serves as a director or officer of the issuer;

6.              A director or trustee of Franklin Resources, Inc. or any of its subsidiaries or of a Franklin Templeton investment product, or an immediate family member(5) of such director or trustee, also serves as an officer or director of the issuer; or

7.              The issuer is Franklin Resources, Inc. or any of its proprietary investment products.

Nonetheless, even though a potential conflict of interest exists, the Investment Manager may vote in opposition to the recommendations of an issuer’s management.

Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker dealer and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings.  The Proxy Group gathers and analyzes this information on a best efforts basis, as much of this information is provided directly by individuals and groups other than the Proxy Group, and the Proxy Group relies on the accuracy of the information it receives from such parties.

In situations where a material conflict of interest is identified between the Investment Manager or one of its affiliates and an issuer, the Proxy Group may defer to the voting recommendation of RiskMetrics, Glass Lewis, or those of another independent third party provider of proxy services or send the proxy directly to the relevant Advisory Clients with the Investment Manager’s recommendation regarding the vote for approval.  If the conflict is not resolved by the Advisory Client, the Proxy Group may refer the matter, along with the recommended course of action by the Investment Manager, if any, to a Proxy Review Committee comprised of representatives from the Portfolio Management (which may include portfolio managers and/or research analysts employed by Investment Manager), Fund Administration, Legal and Compliance Departments within Franklin Templeton for evaluation and voting instructions.  The Proxy Review Committee may defer to the

(2)  The top 40 distributors (based on aggregate 12b-1 distribution fees) will be considered to present a potential conflict of interest.  In addition, any insurance company that has entered into a participation agreement with a Franklin Templeton entity to distribute the Franklin Templeton Variable Insurance Products Trust or other variable products will be considered to present a potential conflict of interest.

(3)  The top 40 executing broker-dealers (based on gross brokerage commissions and client commissions).

(4)  “Access Person” shall have the meaning provided under the current Code of Ethics of Franklin Resources, Inc.

(5)  The term “immediate family member” means a person’s spouse; child residing in the person’s household (including step and adoptive children); and any dependent of the person, as defined in Section 152 of the Internal Revenue Code (26 U.S.C. 152).

voting recommendation of RiskMetrics, Glass Lewis, or those of another independent third party provider of proxy services or send the proxy directly to the relevant Advisory Clients.

Where the Proxy Group or the Proxy Review Committee refer a matter to an Advisory Client, it may rely upon the instructions of a representative of the Advisory Client, such as the board of directors or trustees,  a committee of the board, or an appointed delegate in the case of a U. S. registered mutual fund, the conducting officer in the case of an open-ended collective investment scheme formed as a Société d’investissement à capital variable (SICAV), the Independent Review Committee for Canadian investment funds, or a plan administrator in the case of an employee benefit plan.  The Proxy Group or the Proxy Review Committee may determine to vote all shares held by Advisory Clients in accordance with the instructions of one or more of the Advisory Clients.

The Proxy Review Committee may independently review proxies that are identified as presenting material conflicts of interest; determine the appropriate action to be taken in such situations (including whether to defer to an independent third party or refer a matter to an Advisory Client); report the results of such votes to Investment Manager’s clients as may be requested; and recommend changes to the Proxy Voting Policies and Procedures as appropriate.

The Proxy Review Committee will also decide whether to vote proxies for securities deemed to present conflicts of interest that are sold following a record date, but before a shareholder meeting date.  The Proxy Review Committee may consider various factors in deciding whether to vote such proxies, including Investment Manager’s long-term view of the issuer’s securities for investment, or it may defer the decision to vote to the applicable Advisory Client.

Where a material conflict of interest has been identified, but the items on which the Investment Manager’s vote recommendations differ from Glass Lewis, RiskMetrics, or another independent third party provider of proxy services relate specifically to (1) shareholder proposals regarding social or environmental issues or political contributions, (2) “Other Business” without describing the matters that might be considered, or (3) items the Investment Manager wishes to vote in opposition to the recommendations of an issuer’s management, the Proxy Group may defer to the vote recommendations of the Investment Manager rather than sending the proxy directly to the relevant Advisory Clients for approval.

To avoid certain potential conflicts of interest, the Investment Manager will employ echo voting, if possible, in the following instances:  (1) when a Franklin Templeton investment company invests in an underlying fund in reliance on any one of Sections 12(d)(1)(E), (F), or (G) of the Investment Company Act of 1940, as amended, or pursuant to an SEC exemptive order; (2) when a Franklin Templeton investment company invests uninvested cash in affiliated money market funds pursuant to an SEC exemptive order (“cash sweep arrangement”); or (3) when required pursuant to an account’s governing documents or applicable law.  Echo voting means that the Investment Manager will vote the shares in the same proportion as the vote of all of the other holders of the fund’s shares.

Weight Given Management Recommendations

One of the primary factors Investment Manager considers when determining the desirability of investing in a particular company is the quality and depth of that company’s management. Accordingly, the recommendation of management on any issue is a factor that Investment Manager considers in determining how proxies should be voted. However, Investment Manager does not consider recommendations from management to be determinative of Investment Manager’s ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company’s management. Each issue, however, is considered on its own merits, and Investment Manager will not support the position of a company’s management in any situation where it determines that the ratification of management’s position would adversely affect the investment merits of owning that company’s shares.

THE PROXY GROUP

The Proxy Group is part of the Franklin Templeton Companies, LLC Legal Department and is overseen by legal counsel. Full-time staff members are devoted to proxy voting administration and providing support and assistance where needed. On a daily basis, the Proxy Group will review each proxy upon receipt as well as any agendas, materials and recommendations that they receive from RiskMetrics, Glass Lewis, or other sources. The Proxy Group maintains a log of all shareholder meetings that are scheduled for companies whose securities are held by Investment Manager’s managed funds and accounts. For each shareholder meeting, a member of the Proxy Group will consult with the research analyst that follows the security and provide the analyst with the meeting notice, agenda, RiskMetrics and/or Glass Lewis analyses, recommendations and any other available information. Except in situations identified as presenting material conflicts of interest, Investment Manager’s research analyst and relevant portfolio manager(s) are responsible for making the final voting decision based on their review of the agenda, RiskMetrics and/or Glass Lewis analyses, their knowledge of the company and any other information readily available. In situations where the Investment Manager has not responded with vote recommendations to the Proxy Group by the deadline date, the Proxy Group may defer to the vote recommendations of an independent third party provider of proxy services.  Except in cases where the Proxy Group is deferring to the voting recommendation of an independent third party service provider, the Proxy Group must obtain voting instructions from Investment Manager’s research analyst, relevant portfolio manager(s), legal counsel and/or the Advisory Client or Proxy Review Committee prior to submitting the vote.  In the event that an account holds a security that the Investment Manager did not purchase on its behalf, and the Investment Manager does not normally consider the security as a potential investment for other accounts, the Proxy Group may defer to the voting recommendations of an independent third party service provider.

GENERAL PROXY VOTING GUIDELINES

Investment Manager has adopted general guidelines for voting proxies as summarized below. In keeping with its fiduciary obligations to its Advisory Clients, Investment Manager reviews all proposals, even those that may be considered to be routine matters. Although these guidelines are to be followed as a general policy, in all cases each proxy and proposal will be considered based on the relevant facts and circumstances. Investment Manager may deviate from the general policies and procedures when it determines that the particular facts and circumstances warrant such deviation to protect the interests of the Advisory Clients.  These guidelines cannot provide an exhaustive list of all the issues that may arise nor can Investment Manager anticipate all future situations. Corporate governance issues are diverse and continually evolving and Investment Manager devotes significant time and resources to monitor these changes.

INVESTMENT MANAGER’S PROXY VOTING POLICIES AND PRINCIPLES

Investment Manager’s proxy voting positions have been developed based on years of experience with proxy voting and corporate governance issues. These principles have been reviewed by various members of Investment Manager’s organization, including portfolio management, legal counsel, and Investment Manager’s officers. The Board of Directors of Franklin Templeton’s U.S.-registered mutual funds will approve the proxy voting policies and procedures annually.

The following guidelines reflect what Investment Manager believes to be good corporate governance and behavior:

Board of Directors: The election of directors and an independent board are key to good corporate governance. Directors are expected to be competent individuals and they should be accountable and responsive to shareholders. Investment Manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. Investment Manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. Investment Manager will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, Investment Manager will review this issue on a case-by-case basis taking into consideration other factors including the company’s corporate governance guidelines and performance. Investment Manager evaluates proposals to restore or provide for cumulative voting on a case-by-case basis and considers such factors as corporate governance provisions as well as relative performance.  The Investment Manager generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, the Investment Manager will give careful review on a case-by-case basis of the potential ramifications of such implementation.

Ratification of Auditors: Investment Manager will closely scrutinize the role and performance of auditors. On a case-by-case basis, Investment Manager will examine proposals relating to non-audit relationships and non-audit fees. Investment Manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence attributable to the auditors.

Management & Director Compensation:  A company’s equity-based compensation plan should be in alignment with the shareholders’ long-term interests.  Investment Manager believes that executive compensation should be directly linked to the performance of the company.  Investment Manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable. Investment Manager reviews the RiskMetrics quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plan. Investment Manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment “evergreen” feature. Investment Manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although Investment Manager will generally oppose “golden parachutes” that are considered excessive. Investment Manager will normally support proposals that require that a percentage of directors’ compensation be in the form of common stock, as it aligns their interests with those of the shareholders.

Anti-Takeover Mechanisms and Related Issues: Investment Manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, Investment Manager conducts an independent review of each anti-takeover proposal. On occasion, Investment Manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm Advisory Clients’ interests as stockholders. Investment Manager generally supports proposals that require shareholder rights plans (“poison pills”) to be subject to a shareholder vote. Investment Manager will closely evaluate shareholder rights’ plans on a case-by-case basis to determine whether or not they warrant support. Investment Manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. In addition, Investment Manager generally opposes any supermajority voting requirements as well as the payment of “greenmail.” Investment Manager usually supports “fair price” provisions and confidential voting.

Changes to Capital Structure: Investment Manager realizes that a company’s financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. Investment Manager will carefully review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. Investment Manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. Investment Manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. Investment Manager will review proposals seeking preemptive rights on a case-by-case basis.

Mergers and Corporate Restructuring:  Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. Investment Manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

Social and Corporate Policy Issues: As a fiduciary, Investment Manager is primarily concerned about the financial interests of its Advisory Clients. Investment Manager will generally give management discretion with regard to social, environmental and ethical issues although Investment Manager may vote in favor of those issues that are believed to have significant economic benefits or implications.

Global Corporate Governance: Investment Manager manages investments in countries worldwide. Many of the tenets discussed above are applied to Investment Manager’s proxy voting decisions for international investments. However, Investment Manager must be flexible in these worldwide markets and must be mindful of the varied market practices of each region. As experienced money managers, Investment Manager’s analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.

PROXY PROCEDURES

The Proxy Group is fully cognizant of its responsibility to process proxies and maintain proxy records pursuant to SEC rules and regulations. In addition, Investment Manager understands its fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings.  Therefore, Investment Manager will generally attempt to process every proxy it receives for all domestic and foreign securities.  However, there may be situations in which Investment Manager may be unable to vote a proxy, or may chose not to vote a proxy, such as where: (i) a meeting notice was received too late; (ii) there are fees imposed upon the exercise of a vote and it is determined that such fees outweigh the benefit of voting; (iii) there are legal encumbrances to voting, including blocking restrictions in certain markets that preclude the ability to dispose of a security if Investment Manager votes a proxy or where Investment Manager is prohibited from voting by applicable law or other regulatory or market requirements, including but not limited to, effective Powers of Attorney; (iv) the Investment Manager held shares on the record date but has sold them prior to the meeting date; (v) proxy voting service is not offered by the custodian in the market; (vi) the Investment Manager believes it is not in the best interest of the Advisory Client to vote the proxy for any other reason not enumerated herein; or (vii) a security is subject to a securities lending or similar program that has transferred legal title to the security to another person.  Investment Manager or its affiliates may, on behalf of one or more of the registered investment companies advised by Investment Manager or its affiliates, determine to use its best efforts to recall any security on loan where Investment Manager or its affiliates (a) learn of a vote on a material event that may affect a security on loan and (b) determine that it is in the best interests of such registered investment companies to recall the security for voting purposes.  Investment Managers will not generally make such efforts on behalf of other Advisory Clients, or notify such Advisory Clients or their custodians that Investment Manager or its affiliates has learned of such a vote.

Investment Manager may vote against an agenda item where no further information is provided, particularly in non-U.S. markets. For example, if “Other Business” is listed on the agenda with no further information included in the proxy materials, Investment Manager may vote against the item to send a message to the company that if it had provided additional information, Investment Manager may have voted in favor of that item. Investment Manager may also enter a “withhold” vote on the election of certain directors from time to time based on individual situations, particularly where Investment Manager is not in favor of electing a director and there is no provision for voting against such director.

The following describes the standard procedures that are to be followed with respect to carrying out Investment Manager’s proxy policy:

1.              The Proxy Group will identify all Advisory Clients, maintain a list of those clients, and indicate those Advisory Clients who have delegated proxy voting authority to the Investment Manager.  The Proxy Group will periodically review and update this list.

2.              All relevant information in the proxy materials received (e.g., the record date of the meeting) will be recorded immediately by the Proxy Group in a database to maintain control over such materials.

3.              The Proxy Group will review and compile information on each proxy upon receipt of any agendas, materials, reports, recommendations from RiskMetrics and/or Glass Lewis, or other information. The Proxy Group will then forward this information to the appropriate research analyst and/or legal counsel for review and voting instructions.

4.              In determining how to vote, Investment Manager’s analysts and relevant portfolio manager(s) will consider the General Proxy Voting Guidelines set forth above, their in-depth knowledge of the company, any readily available information and research about the company and its agenda items, and the recommendations put forth by RiskMetrics, Glass Lewis, or other independent third party providers of proxy services.

5.              The Proxy Group is responsible for maintaining the documentation that supports Investment Manager’s voting position. Such documentation may include, but is not limited to, any information provided by RiskMetrics, Glass Lewis, or other proxy service providers, and, especially as to non-routine, materially significant or controversial matters, memoranda describing the position it has taken. Additionally, the Proxy Group may include documentation obtained from the research analyst, portfolio manager, legal counsel and/or the Proxy Review Committee.

6.              After the proxy is completed but before it is returned to the issuer and/or its agent, the Proxy Group may review those situations including special or unique documentation to determine that the appropriate documentation has been created, including conflict of interest screening.

7.              The Proxy Group will attempt to submit Investment Manager’s vote on all proxies to RiskMetrics for processing at least three days prior to the meeting for U.S. securities and 10 days prior to the meeting for foreign securities. However, in certain foreign jurisdictions it may be impossible to return the proxy 10 days in advance of the meeting. In these situations, the Proxy Group will use its best efforts to send the proxy vote to RiskMetrics in sufficient time for the vote to be processed.

8.              The Proxy Group will file Powers of Attorney in all jurisdictions that require such documentation on a best efforts basis.

9.              The Proxy Group prepares reports for each Advisory Client that has requested a record of votes cast. The report specifies the proxy issues that have been voted for the Advisory Client during the requested period and the position taken with respect to each issue. The Proxy Group sends one copy to the Advisory Client, retains a copy in the Proxy Group’s files and forwards a copy to either the appropriate portfolio manager or the client service representative. While many Advisory Clients prefer quarterly or annual reports, the Proxy Group will provide reports for any timeframe requested by an Advisory Client.

10.        If the Franklin Templeton Services, LLC Fund Treasury Department learns of a vote on a material event that will affect a security on loan from a proprietary registered investment company, the Fund Treasury Department will notify Investment Manager and obtain instructions regarding whether Investment Manager desires the Fund Treasury Department to contact the custodian bank in an effort to retrieve the securities. If so requested by Investment Manager, the Fund Treasury Department shall use its best efforts to recall any security on loan and will use other practicable and legally enforceable means to ensure that Investment Manager is able to fulfill its fiduciary duty to vote proxies for Advisory Clients with respect to such loaned securities. The Fund Treasury Department will advise the Proxy Group of all recalled securities.

11.        The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, on a timely basis, will file all required Form N-PXs, with respect to proprietary registered investment company clients, disclose that its proxy voting record is available on the web site, and will make available the information disclosed in its Form N-PX as soon as is reasonably practicable after filing Form N-PX with the SEC.

12.        The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, will ensure that all required disclosure about proxy voting of the proprietary registered investment company clients is made in such clients’ disclosure documents.

13.        The Proxy Group will review the guidelines of RiskMetrics and Glass Lewis, with special emphasis on the factors they use with respect to proxy voting recommendations.

14.        The Proxy Group will familiarize itself with the procedures of RiskMetrics that govern the transmission of proxy voting information from the Proxy Group to RiskMetrics and periodically review how well this process is functioning.

15.        The Proxy Group will investigate, or cause others to investigate, any and all instances where these Procedures have been violated or there is evidence that they are not being followed.  Based upon the findings of these investigations, the Proxy Group, if practicable, will recommend amendments to these Procedures to minimize the likelihood of the reoccurrence of non-compliance.

16.        At least annually, the Proxy Group will verify that:

•                 Each proxy or a sample of proxies received has been voted in a manner consistent with these Procedures and the Proxy Voting Guidelines;

•                 Each proxy or sample of proxies received has been voted in accordance with the instructions of the Investment Manager;

•                 Adequate disclosure has been made to clients and fund shareholders about the procedures and how proxies were voted; and

•                 Timely filings were made with applicable regulators related to proxy voting.

The Proxy Group is responsible for maintaining appropriate proxy voting records. Such records will include, but are not limited to, a copy of all materials returned to the issuer and/or its agent, the documentation described above, listings of proxies voted by issuer and by client, and any other relevant information. The Proxy Group may use an outside service such as RiskMetrics to support this function. All records will be retained for at least five years, the first two of which will be on-site. Advisory Clients may request copies of their proxy voting records by calling the Proxy Group collect at 1-954-527-7678, or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Advisory Clients may review Investment Manager’s proxy voting policies and procedures on-line at www.franklintempleton.com and may request additional copies by calling the number above.  For U.S. proprietary registered investment companies, an annual proxy voting record for the period ending June 30 of each year will be posted to www.franklintempleton.com no later than August 31 of each year.  For proprietary Canadian mutual fund products, an annual proxy voting record for the period ending June 30 of each year will be posted to www.franklintempleton.ca no later than August 31 of each year.  The Proxy Group will periodically review web site posting and update the posting when necessary.  In addition, the Proxy Group is responsible for ensuring that the proxy voting policies, procedures and records of the Investment Manager are available as required by law and is responsible for overseeing the filing of such policies, procedures and mutual fund voting records with the SEC, the CSA and other applicable regulators.

As of January 15, 2009

ING INVESTORS TRUST

7337 East Doubletree Ranch Road

Scottsdale, Arizona  85258

(800) 366-0066

STATEMENT OF ADDITIONAL INFORMATION

Dated May 1, 2009

ING American Funds Asset Allocation Portfolio

ING American Funds Bond Portfolio

ING American Funds Growth Portfolio

ING American Funds Growth-Income Portfolio

ING American Funds International Portfolio

This Statement of Additional Information (“SAI”) relates to the series listed above (each, a “Feeder Portfolio” and collectively, the “Feeder Portfolios”), of ING Investors Trust (“Trust”).  A prospectus for the Feeder Portfolios, dated May 1, 2009, (“Prospectus”) that provides the basic information you should know before investing in the Feeder Portfolios, may be obtained without charge from the Feeder Portfolios or the Feeder Portfolios’ principal underwriter, ING Funds Distributor, LLC (“ING Funds Distributor” or “Distributor”) at the address written above.  This SAI is not a prospectus but is incorporated therein by reference and should be read in conjunction with the Prospectus dated May 1, 2009 which has been filed with the U.S. Securities and Exchange Commission (“SEC”).  Capitalized terms not defined in the SAI are used as defined terms in the Prospectus.

The information in this SAI expands on the information contained in the Prospectus and any supplements thereto.  Copies of the Feeder Portfolios’ Prospectus and annual or un-audited semi-annual shareholder reports may be obtained by contacting the Trust at the address or phone number written above.  The Feeder Portfolios’ financial statements and the independent registered public accounting firm’s report thereon, included in the annual shareholder reports dated December 31, 2008, are incorporated herein by reference.

Shares of the Feeder Portfolios may be offered to separate asset accounts (“Separate Accounts”) of insurance companies as investment options under variable annuity contracts and variable life insurance policies (“Variable Contracts”) and qualified pension and retirement plans (“Qualified Plans”).  Shares may also be offered to certain investment advisers and their affiliates.

HISTORY OF THE TRUST	3
MASTER/FEEDER STRUCTURE	3
DESCRIPTION OF SECURITIES AND INVESTMENT TECHNIQUES	5
MANAGEMENT OF THE TRUST	19
TRUSTEE OWNERSHIP OF SECURITIES	25
ADVISER	33
ADMINISTRATOR	37
DISTRIBUTION OF TRUST SHARES	38
CODE OF ETHICS	41
DISCLOSURE OF THE FEEDER PORTFOLIOS’ PORTFOLIO SECURITIES	42
PROXY VOTING PROCEDURES	43
FEEDER PORTFOLIO TRANSACTIONS AND BROKERAGE	44
FEEDER PORTFOLIO TURNOVER	47
PERFORMANCE INFORMATION	48
TAXES	50
OTHER INFORMATION	52
FINANCIAL STATEMENTS	55
APPENDIX A: DESCRIPTION OF BOND RATINGS	A-1
APPENDIX B: PROXY VOTING PROCEDURES AND GUIDELINES	B-1

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INTRODUCTION

This SAI is designed to elaborate upon information contained in the Prospectus for the Feeder Portfolios, including the discussion of certain securities and investment techniques.  The more detailed information contained in this SAI is intended for investors who have read the Prospectus and are interested in a more detailed explanation of certain aspects of some of the Feeder Portfolios’ securities and some investment techniques.  Captions and defined terms in this SAI generally correspond to like captions and terms in the Feeder Portfolios’ Prospectus.

HISTORY OF THE TRUST

The Trust is a Massachusetts business trust established under an Agreement and Declaration of Trust dated August 3, 1988, as an open-end management investment company and currently consists of 62 investment portfolios.  The Trust is authorized to issue multiple series and classes of shares, each with different investment objective(s), policies and restrictions.  This SAI pertains only to the following five (5) Feeder Portfolios:  ING American Funds Asset Allocation Portfolio, ING American Funds Bond Portfolio, ING American Funds Growth Portfolio, ING American Funds Growth-Income Portfolio and ING American Funds International Portfolio.  The investment objective of each Feeder Portfolio is non-fundamental and, therefore, can be changed by the Board of Trustees of the Trust (“Board”) without the approval of shareholders.

Effective May 1, 2003, the name of the Trust changed from The GCG Trust to ING Investors Trust.  On January 31, 1992, the name of the Trust was changed from The Specialty Managers Trust to The GCG Trust.

Each Feeder Portfolio is a “diversified company” within the meaning of that term under the Investment Company Act of 1940, as amended (“1940 Act”).  The 1940 Act generally requires that, with respect to 75% of its total assets, a diversified company may not invest more than 5% of its total assets in the securities of any one issuer, and may not purchase more than 10% of the outstanding voting securities of any one issuer (other than U.S. government securities and securities of other investment companies). The Trust is governed by the Board which has the responsibility for the overall management of the Trust.

MASTER/FEEDER STRUCTURE

Each Feeder Portfolio invests all of its assets in a series of American Funds Insurance Series® (the “Master Series”) (each a “Master Fund” and collectively, the “Master Funds”) in a master/feeder structure.  The Feeder Portfolios do not buy investment securities directly.  Instead, each Feeder Portfolio invests in a Master Fund which in turn purchases investment securities.  Each Feeder Portfolio’s Master Fund is listed below:

Feeder Portfolio	Master Fund
ING American Funds Asset Allocation Portfolio	Asset Allocation Fund (Class 1 shares) (“Asset Allocation Fund”)
ING American Funds Bond Portfolio	Bond Fund (Class 1 shares) (“Bond Fund”)
ING American Funds Growth Portfolio	Growth Fund (Class 2 shares) (“Growth Fund”)
ING American Funds Growth-Income Portfolio	Growth-Income Fund (Class 2 shares) (“Growth-Income Fund”)
ING American Funds International Portfolio	International Fund (Class 2 shares) (“International Fund”)

The investment adviser for the Master Funds is Capital Research and Management Company (“CRMC”), an investment management organization founded in 1931.  CRMC is a wholly-owned subsidiary of The Capital Group Companies, Inc.  In addition to selling its shares to the Feeder Portfolio, each Master Fund has and may continue to sell its shares to insurance company separate accounts, other mutual funds or other accredited investors (“Interestholders”).  The expenses and, correspondingly, the returns of other Interestholders in a

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Master Fund may differ from those of the corresponding Feeder Portfolio.

The Board believes that, as other investors invest their assets in a Feeder Fund and Interestholders invest their assets in the corresponding Master Fund in which the Feeder Portfolio invests, certain economic efficiencies may be realized with respect to the Feeder Portfolio and the Master Fund.  For example, fixed expenses that otherwise would have been borne solely by a Master Fund (and the other Interestholders in that Master Fund) or the corresponding Feeder Portfolio would be spread across a larger asset base as more Interestholders invest in the Master Fund.  However, if an investor or an Interestholder withdraws its investment from a Master Fund or Feeder Portfolio, respectively, the economic efficiencies (e.g., spreading fixed expenses across a larger asset base) that the Board believes should be available through investment in the Feeder Portfolio, and in turn, the Master Fund, may not be fully achieved or maintained.  In addition, given the relatively complex nature of the master-feeder structure, accounting and operational difficulties could occur.  For example, coordination of calculation of net asset value would be affected at the master and/or feeder level.

In addition, as described below, under the terms of an investment management agreement (“Advisory Agreement”) and an administration agreement (“Administration Agreement”), if a Feeder Portfolio divests itself of its interests in a Master Fund and the Board asks ING Investments, LLC (“ING Investments”) as the Feeder Portfolios’ investment adviser, to manage the Feeder Portfolios, each Feeder Portfolio would pay an advisory fee to ING Investments, rather than CRMC, in accordance with the same fee schedule currently applicable to fees paid by the Master Fund to CRMC, and also an administration fee of 0.10 % of average net assets to ING Funds Services, LLC.  The advisory fees paid to ING Investments, however, may be higher than the fees payable by the Master Fund (and indirectly by the Feeder Portfolios) to CRMC because the asset level of the Feeder Portfolio after divesting from the Master Fund may be lower thereby preventing the Feeder Portfolio from benefiting from certain breakpoint levels contemplated in the investment management agreement.  If the Feeder Portfolio invests substantially all of its assets in another investment company, the Feeder Portfolio does not pay an administration fee.  Therefore, a Feeder Portfolio’s expenses may be higher if the Trust were to withdraw a Portfolio’s assets from a Master Fund.

Under the master/feeder structure, the Trust retains the right to withdraw a Feeder Portfolio’s assets from the Master Fund.  The Trust also reserves the right to suspend or terminate purchases of shares of a Master Fund and a Feeder Portfolio if such action is required by law, or if the Trust’s Board while exercising its independent judgment and acting in good faith and in light of its fiduciary duties under federal law and any applicable state law, deems it necessary, appropriate and in the best interest of the Trust and its shareholders (including contract owners) or in response to the order of an appropriate regulatory authority.  Any such withdrawal could result in a Feeder Portfolio incurring additional coasts or expenses.  If the Trust were to withdraw a Feeder Portfolio’s assets, the Trust’s Board would then consider whether to invest the Feeder Portfolio’s assets in another pooled investment entity, ask ING Investments to manage either directly or with a sub-adviser under the Advisory Agreement between the Trust and ING Investments, or take other appropriate action.

Investment of each Feeder Portfolio’s assets in its corresponding Master Fund is not a fundamental policy of any Feeder Portfolio and a shareholder vote is not required for any Feeder Portfolio to withdraw its investment from its corresponding Master Fund.

The board of directors/trustees of each Master Fund formulates the general policies of each Master Fund and meets periodically to review each Master Fund’s performance, monitor investment activities and practices and discuss other matters affecting each Master Fund.

THE STATEMENT OF ADDITIONAL INFORMATION FOR THE AMERICAN FUND MASTER FUNDS IS DELIVERED TOGETHER WITH THIS STATEMENT OF ADDITIONAL INFORMATION.

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DESCRIPTION OF SECURITIES AND INVESTMENT TECHNIQUES

Investment Strategies and Risks

Master Funds - The investment techniques of each Master Fund are described in the statement of additional information for the Master Funds which is delivered together with this SAI.

Feeder Portfolios - The following supplements the discussion in the Feeder Portfolios’ Prospectus and in the Master Funds’ prospectus and statement of additional information of the investment strategies, policies and risk of each Portfolio and its Master Fund.  Because a Feeder Portfolio invests all of its assets in a Master Fund, it only holds a beneficial interest in shares of the Master Fund.  Each Master Fund invests directly in individual securities of other issuers.  These investment strategies and policies are not fundamental and may be changed without approval of the shareholders of the Feeder Portfolios.  The statement of additional information for the Master Funds is delivered together with this SAI.

Asset-Backed Securities

Asset-backed securities represent individual interests in pools of consumer loans, home equity loans, trade receivables, credit card receivables and other debt, and are similar in structure to mortgage-backed securities. The assets are securitized either in a pass-through structure (similar to a mortgage pass-through structure) or in a pay-through structure (similar to a Collateralized Mortgage Obligation (“CMO”) structure). Asset-backed securities may be subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of certain types of loans underlying asset-backed securities can be expected to accelerate. Accordingly, a Master Fund or Feeder Portfolio’s ability to maintain positions in these securities will be affected by reductions in the principal amount of the securities resulting from prepayments and the Master Fund or Feeder Portfolio must reinvest the returned principal at prevailing interest rates, which may be lower.  Asset-backed securities may also be subject to extension risk during periods of rising interest rates.

Asset-backed securities entail certain risks not presented by mortgage-backed securities. The collateral underlying asset-backed securities may be less effective as security for payments than real estate collateral. Debtors may have the right to set off certain amounts owed on the credit cards or other obligations underlying the asset-backed security, or the debt holder may not have a first (or proper) security interest in all of the obligations backing the receivable because of the nature of the receivable or state or federal laws protecting the debtor. Certain collateral may be difficult to locate in the event of default and recoveries on depreciated or damaged collateral may not fully cover payments due on these securities.  Asset-backed securities may also be subject to extension risk during periods of rising interest rates.

Asset-backed securities can also include collateralized putable notes (“CPNs”). CPNs represent interests in the most senior tranche of collateralized debt obligations and benefit from a put option provided by a highly rated counterparty. CPN are also backed by interests in various assets, including other asset-backed securities, residential mortgage-backed securities, collateralized mortgage-backed securities, and other instruments.

Borrowing

Leveraging by means of borrowing will exaggerate the effect of any increase or decrease in the value of portfolio securities on a Feeder Portfolio’s or a Master Fund’s net asset value; money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances), which may or may not exceed the income received from the securities purchased with borrowed funds. The use of borrowing tends to result in a faster than average movement, up or down, in the net asset value of a Feeder Portfolio’s or Master Fund’s shares. A Feeder Portfolio or Master Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over

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the stated interest rate.  Reverse repurchase agreements generally are considered to be a form of borrowing.

Common Stock and Other Equity securities

Common stocks represent an equity (ownership) interest in a corporation.  This ownership interest generally gives a Master Fund the right to vote on measures affecting the company’s organization and operations.

Equity securities also include convertible debt, preferred stock, warrants or other securities exchangeable for shares of common stock.  Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends.  In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

Convertible Securities

Convertible securities are bonds, debentures, notes, or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Master Fund is called for redemption or conversion, the Master Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk and are often lower-quality securities.

Depositary Receipts

American Depositary Receipts (“ADRs”) are securities, typically issued by a U.S. financial institution (a “depositary”), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary.  ADRs may be available through “sponsored” or “un-sponsored” facilities.  A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an un-sponsored facility may be established by a depositary without participation by the issuer of the underlying security.  Holders of un-sponsored depositary receipts generally bear all the costs of the un-sponsored facility.  The depository of an un-sponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

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European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”) are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or U.S. corporation.  Generally, depositary receipts in registered form are designed for use in the U.S. securities market and depositary receipts in bearer form are designed for use in securities markets outside the United States.  Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the securities underlying un-sponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the depositary receipts.  Depositary receipts also involve the risks of other investments in foreign securities.

Floating Rate Securities

Floating rate securities provide for automatic adjustment of the interest rate whenever some specified interest rate index changes.  The interest rate on variable or floating rate securities is ordinarily determined by reference to, or is a percentage of, a bank’s prime rate, the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates, or some other objective measure.  Floating rate securities frequently include a demand feature entitling the holder to sell the securities to the issuer at par value.  In many cases, the demand feature can be exercised at any time on 7 days’ notice; in other cases, the demand feature is exercisable at any time on 30 days’ notice or on similar notice at intervals of not more than one year.  Some securities, which do not have variable or floating interest rates, may be accompanied by puts producing similar results and price characteristics.

Foreign Securities

Investments in securities of foreign issuers involve certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions.  Securities denominated or quoted in currencies other than the U.S. dollar are subject to the risk that changes in foreign currency exchange rates will affect their value and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned.  In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, other foreign taxation, political or social instability, or diplomatic developments that could adversely affect investments in those countries.

There may be less publicly available information about a foreign company than about a U.S. company and foreign companies may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to or as uniform as those of U.S. companies. Foreign securities markets, while growing in volume have, for the most part, substantially less volume than U.S. markets.  Securities of many foreign companies are less liquid and their prices more volatile than securities of comparable U.S. companies.  Transactional costs in non-U.S. securities markets are generally higher than in U.S. securities markets.  There is generally less government supervision and regulation of exchanges, brokers, and issuers than there is in the United States.  A Feeder Portfolio or Master Fund might have greater difficulty taking appropriate legal action with respect to foreign investments in non-U.S. courts than with respect to domestic issuers in U.S. courts.  In addition, transactions in foreign securities may involve greater time from the trade date until settlement than domestic securities transactions and involve the risk of possible losses through the holding of securities by custodians and securities depositories in foreign countries.

Securities traded in emerging market countries may be subject to risks in addition to risks typically posed by international investing due to the inexperience of financial intermediaries, the lack of modern technology, and the lack of a sufficient capital base to expand business operations.  A number of emerging market countries restrict, to varying degrees, foreign investment in securities.  Repatriation of investment income, capital, and

7

the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries.  A number of the currencies of emerging market countries have experienced significant declines against the U.S. dollar in recent years and devaluation may occur after investments in these currencies.  Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility.  There is a risk in emerging market countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on an investment.

Additional risks of investing in emerging market countries may include: currency exchange rate fluctuations; greater social, economic and political uncertainty and instability (including the risk of war); more substantial governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be newly organized and may be smaller and less seasoned companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and significantly smaller market capitalization of securities markets. Emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions.  Settlement problems may cause a Feeder Portfolio to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or delay in disposing of the portfolio security. Such a delay could result in possible liability to a purchaser of the security. Any change in the leadership or policies of Eastern European countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.  Additionally, former Communist regimes of a number of Eastern European countries previously expropriated a large amount of property, the claims on which have not been entirely settled.  There can be no assurance that the Feeder Portfolios’ investments in Eastern Europe will not also be expropriated, nationalized or otherwise confiscated.

High-Yield Bonds

“High-Yield Bonds” (commonly referred to as “junk bonds”) are bonds rated lower than Baa3 by Moody’s Investors Service, Inc. (“Moody’s”) or BBB- by Standard & Poor’s Ratings Services (“S&P”) or, if not rated by Moody’s or S&P, of equivalent quality.  In general, high-yield bonds are not considered to be investment-grade and investors should consider the risks associated with high-yield bonds before investing in a Feeder Portfolio.  Investment in such securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities but it also typically entails greater price volatility and principal and income risk.  High-yield bonds are regarded as predominately speculative with respect to the issuer’s continuing ability to meet principal and interest payments.  Many of the outstanding high-yield bonds have not endured a lengthy business recession.  A long-term track record on bond default rates, such as that for investment-grade corporate bonds, does not exist for the high-yield market.  Analysis of the creditworthiness of issuers of debt securities and the ability of a Feeder Portfolio to achieve its investment objective may, to the extent of investment in high-yield bonds, be more dependent upon such creditworthiness analysis than would be the case if the Feeder Portfolio were investing in higher quality bonds.

High-yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment-grade bonds.  The prices of high-yield bonds have been found to be less sensitive to interest rate changes than higher rated investments but more sensitive to adverse downturns or individual corporate developments.  A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high-yield bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities.  If an

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issuer of high-yield bonds defaults, in addition to risking payment of all or a portion of interest and principal, the Master Fund may incur additional expenses to seek recovery.  In the case of high-yield bonds structured as zero-coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities that pay interest periodically and in cash.  There are also special tax considerations associated with investing in high-yield securities structured as zero-coupon or pay-in-kind securities.  The secondary market in which high-yield bonds are traded may be less liquid than the market for higher-grade bonds, which could adversely affect the price at which a high-yield bond is sold.  Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield bonds, especially in a thinly traded market.  When secondary markets for high-yield bonds are less liquid than the market for higher grade bonds, it may be more difficult to value the securities because such valuation may require more research and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

There are also certain risks involved in using credit ratings for evaluating high-yield bonds.  For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high-yield bonds.  Also, credit rating agencies may fail to reflect subsequent events.

Illiquid Securities

Generally, a security is considered illiquid if it cannot be disposed of within seven days.  Its illiquidity might prevent the sale of such a security at a time when an investment adviser might wish to sell and these securities could have the effect of decreasing the overall level of a Master Fund’s or a Feeder Portfolio’s liquidity.  Further, the lack of an established secondary market may make it more difficult to value illiquid securities requiring an investment adviser to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that a Feeder Portfolio or a Master Fund could realize upon disposition. Because of the nature of these securities, a considerable period of time may elapse between a decision to dispose of these securities and the time when a Feeder Portfolio is able to dispose of them during which time the value of the securities could decline.  Securities that are not readily marketable will be valued in good faith pursuant to procedures adopted by the relevant board of trustees.

Inflation-Indexed Bonds

Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation.  If the index measuring inflation falls, the principal will be adjusted downward and, consequently, the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.  Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds.  For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Short-term increases in inflation may lead to a decline in value. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Mortgage-Backed Securities

Mortgage-backed securities represent participation interests in pools of adjustable and fixed-rate mortgage loans secured by real property.  Unlike conventional debt obligations, mortgage-backed securities provide monthly payments derived from the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans.  The mortgage loans underlying mortgage-backed securities are generally subject to a greater rate of principal prepayments in a declining interest rate

9

environment and to a lesser rate of principal prepayments in an increasing interest rate environment.  Under certain interest rate and prepayment scenarios, a Master Fund or Feeder Portfolio may fail to recover the full amount of its investment in mortgage-backed securities notwithstanding any direct or indirect governmental or agency guarantee.  Since faster than expected prepayments must usually be invested in lower yielding securities, mortgage-backed securities are less effective than conventional bonds in “locking” in a specified interest rate.  In a rising interest rate environment, a declining prepayment rate may extend the average life of many mortgage-backed securities.  Extending the average life of a mortgage-backed security reduces its value and increases the risk of depreciation due to future increases in market interest rates.  See “U.S. Government Securities.”

Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates.  Instead, these securities provide a periodic payment which consists of both interest and principal payments.  In effect, these payments are a “pass-through” of the periodic payments made by the individual borrowers on the residential mortgage loans net of any fees paid to the issuer or guarantor of such securities.   Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing, or foreclosure net of fees or costs that may be incurred.  Mortgage-backed securities issued by Government National Mortgage Association (“GNMA”) are described as “modified pass-through” securities.  These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment. Although GNMA guarantees timely payment even if homeowners delay or default, tracking the “pass-through” payments may, at times, be difficult. Expected payments may be delayed due to the delays in registering the newly traded paper securities.

Early repayments of principal on the underlying mortgages may expose a Master Fund and a Feeder Portfolio to a lower rate of return upon reinvestment of principal.  Prepayment rates vary widely and may be affected by changes in market interest rates.  In periods of falling interest rates, the rate of prepayment tends to increase.  Conversely, when interest rates are rising, the rate of prepayment tends to decrease.  Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates.

Some of these mortgage-related securities may have exposure to sub prime loans or sub prime mortgages, which are loans to persons with impaired credit ratings.  However, it may be difficult to determine which securities have exposure to sub prime loans or mortgages.  Furthermore, the risk allocation techniques employed by these instruments may not be successful, which could lead to the credit risk of these instruments being greater than indicated by their ratings.  The value of these instruments may be further affected by downturns in the credit markets or the real estate market.  It may be difficult to value these instruments because of concerns about their transparency.  These instruments may not be liquid.

Other Investment Companies

All Feeder Portfolios may invest in shares issued by other investment companies.  Each Feeder Portfolio has adopted a non-fundamental investment restriction to enable it to invest in its corresponding Master Fund or another master portfolio.  As a shareholder in any investment company, a Feeder Portfolio will bear its ratable share of the investment company’s expenses, including management fees in the case of a management investment company.

Privately-Issued Mortgage-Backed Securities

Mortgage-backed securities may also be issued by trusts or other entities formed or sponsored by private originators of, and institutional investors in, mortgage loans and other foreign or domestic non-governmental entities (or represent custodial arrangements administered by such institutions).  Privately-issued mortgage-backed securities are generally backed by pools of conventional (i.e., non-government guaranteed or insured) mortgage loans.  These mortgage-backed securities are not guaranteed by an entity having the credit standing

10

of a U.S. government agency.   In order to receive a high quality rating, they normally are structured with one or more types of “credit enhancement.” These credit enhancements fall generally into two categories: (1) liquidity protection; and (2) protection against losses resulting after default by a borrower and liquidation of the collateral. Liquidity protection refers to the providing of cash advances to holders of mortgage-backed securities when a borrower on an underlying mortgage fails to make its monthly payment on time.  Protection against losses resulting after default and liquidation is designed to cover losses resulting when, for example, the proceeds of a foreclosure sale are insufficient to cover the outstanding amount on the mortgage. This protection may be provided through guarantees, insurance policies or letters of credit, through various means of structuring the transaction or through a combination of such approaches.

Repurchase Agreements

In general, the term of a repurchase agreement is generally quite short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery.  The resale price is in excess of the purchase price by an amount which reflects an agreed-upon market rate of return effective for the period of time of investment in the security.  This results in a fixed-rate of return protected from market fluctuations during the period of the agreement.  This rate is not tied to the coupon rate on the security subject to the repurchase agreement.  If the seller should become bankrupt or default on its obligations to repurchase the securities, the Feeder Portfolio may experience delay or difficulties in exercising its rights to the securities held as collateral and might incur a loss if the value of the securities should decline.  The Feeder Portfolio also might incur disposition costs in connection with liquidating the securities.

Restricted Securities

Restricted securities (“Restricted Securities”) include securities that are not registered under the Securities Act of 1933 (“1933 Act”), including those that can be offered and sold to “qualified institutional buyers” under Rule 144A under the 1933 Act (“Rule 144A Securities”).  Certain Rule 144A Securities may be deemed to be liquid in accordance with procedures adopted by the Feeder Portfolios’ or Master Funds’ respective board of trustees.  This investment practice could have the effect of decreasing the level of liquidity in a Feeder Portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing Rule 144A Securities held in the investment portfolio.  Subject to any applicable limitation on investments in illiquid investments and subject to the diversification requirements of the Internal Revenue Code of 1986 (“Code”), the Feeder Portfolios or Master Funds may also invest in Restricted Securities that may not be sold under Rule 144A Securities, which presents certain liquidity risks. Liquidity risks involve the risk that an investor may be unable to dispose of the securities in a timely manner or at favorable prices.  Some Rule 144A Securities have registration rights attached when they are initially issued and thus, can be registered with either the SEC or the appropriate state(s).  Once the issuer registers the security, it can be traded freely without any legal constraints.  Other Rule 144A Securities do not have registration rights attached when first issued.  As such, these securities can only be bought from and sold to qualified institutional buyers (“QIBs”).  Nonetheless, a small market exists for trading Rule 144A Securities.  The Feeder Portfolio may not be able to sell these securities when ING Investments wishes to do so or might have to sell them at less than fair value.  In addition, market quotations are less readily available.  Therefore, judgment may at times play a greater role in valuing these securities than in the case of unrestricted securities.

Real Estate Investment Trusts

Real Estate Investment Trusts (“REITs”) are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests.  REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs.  Equity REITs invest most of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value.  Mortgage REITs invest most of their assets in real estate mortgages and derive income from interest payments.  Like investment companies, REITs are not taxed on income distributed to shareholders if they comply with several requirements of the Code.  A

11

Master Fund or a Feeder Portfolio will indirectly bear its proportionate share of any expenses (such as operating expenses and advisory fees) paid by REITs.

Risks of investing in the real estate industry include, among others:

•                  possible declines in the value of real estate;

•                  adverse general or local economic conditions;

•                  possible lack of availability of mortgage funds;

•                  overbuilding;

•                  extended vacancies of properties;

•                  increases in competition, property taxes and operating expenses;

•                  changes in zoning or applicable tax law;

•                  costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems;

•                  casualty or condemnation losses;

•                  uninsured damages from floods, earthquakes or other natural disasters;

•                  limitations on and variations in rents; and

•                  unfavorable changes in interest rates.

In addition to the risks discussed above, REITs may be affected by any changes in the value of the underlying property owned by the trusts or by the quality of any credit extended.  REITs are dependent upon management skill, are not diversified, and are therefore subject to the risk of financing single or a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for special tax treatment under Subchapter M of the Code and to maintain an exemption under the 1940 Act.  Finally, certain REITs may be self-liquidating in that a specific term of existence is provided for in the trust document and such REITs run the risk of liquidating at an economically inopportune time.

Small Companies

Small companies may have limited product lines, markets, or financial resources, and may be dependent on a limited management group.  Such securities may trade less frequently and in smaller volume than more widely held securities. The values of these securities may fluctuate more sharply than those of other securities and a Feeder Portfolio or Master Fund may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in such securities than in the case of larger companies and it may take a longer period of time for the prices of such securities to reflect the full value of their issuers’ underlying earnings potential or assets.

Some securities of smaller issuers may be restricted as to resale or may otherwise be highly illiquid.  The ability to dispose of such securities may be greatly limited and a Feeder Portfolio or Master Fund may have to continue to hold such securities during periods when the investment adviser would otherwise have sold the security.

Temporary Defensive Investments

For temporary and defensive purposes, each Feeder Portfolio or Master Fund may invest up to 100% of its total assets in investment-grade fixed-income securities (including short-term U.S. government securities, investment-grade debt-instruments, money market instruments, including negotiable certificates of deposit, non-negotiable fixed-time deposits, bankers’ acceptances, commercial paper, and floating rate notes), preferred stock, and repurchase agreements.  Each Feeder Portfolio may also hold significant amounts of its assets in cash, subject to the applicable percentage limitations for short-term securities.

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Unless otherwise stated, all percentage limitations on portfolio investments listed in the Prospectus and this SAI will apply at the time of investment.  A Feeder Portfolio would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as result of an investment.

Unseasoned Companies

Unseasoned companies are those that have been in operation for less than three years.  The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case.  In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

U.S. Government Securities

Investments in U.S. government securities include instruments issued by the U.S. Treasury, such as bills, notes and bonds.  These instruments are direct obligations of the U.S. government and, as such, are backed by the full faith and credit of the United States.  They differ primarily in their interest rates, the lengths of their maturities, and the dates of their issuances.  In addition, U.S. government securities include securities issued by instrumentalities of the U.S. government, such as the GNMA, which are also backed by the full faith and credit of the United States.  Also included in the category of U.S. government securities are instruments issued by instrumentalities established or sponsored by the U.S. government, such as the Student Loan Marketing Association, the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”).  While these securities are issued, in general, under the authority of an Act of Congress, the U.S. government is not obligated to provide financial support to the issuing instrumentalities although, under certain conditions, certain of these authorities may borrow from the U.S. Treasury.  In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment.  Each Feeder Portfolio will invest in securities of such agencies or instrumentalities only when ING Investments is satisfied that the credit risk with respect to any instrumentality is comparable to the credit risk of U.S. government securities backed by the full faith and credit of the United States.

Warrants

Warrants are, in effect, longer-term call options.  They give the holder the right to purchase a given number of shares of a particular company at specified prices within a certain period of time.  The purchaser of a warrant expects that the market price of the security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus giving him a profit.  Of course, since the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the entire purchase price of the warrant.  Warrants generally trade in the open market and may be sold rather than exercised.  Warrants are sometimes sold in unit form with other qualification as a regulated investment company.  The result of a hedging program cannot be foreseen and may cause a Feeder Portfolio to suffer losses that it would not otherwise sustain.

Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security.  Prices of warrants do not necessarily move in tandem with the prices of the underlying securities and are speculative investments.  They pay no dividends and confer no rights other than a purchase option.  If a warrant is not exercised by the date of its expiration, the Feeder Portfolio will lose its entire investment in such warrant.

Zero-Coupon

Zero-coupon bonds are issued at a significant discount from face value and pay interest only at maturity rather

13

than at intervals during the life of the security.  The value of zero-coupon bonds is subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest currently and may involve greater credit risk than such bonds.

The discount of zero-coupon and deferred interest bonds approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance.  While zero-coupon bonds do not require the periodic payment of interest, deferred interest bonds provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations.  Such investments may experience greater volatility in market value due to changes in interest rates than debt obligations that make regular payments of interest.  A Feeder Portfolio will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other Feeder Portfolio securities to satisfy a Feeder Portfolio’s distribution obligations.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions of the Feeder Portfolios

The following investment restrictions are considered fundamental, which means they may be changed only with the approval of the holders of a majority of a Feeder Portfolio’s outstanding voting securities, defined in the 1940 Act as the lesser of: (1) 67% or more of that Feeder Portfolio’s voting securities present at a meeting if the holders of more than 50% of that Feeder Portfolio’s outstanding voting securities are present or represented by proxy; or (2) more than 50% of that Feeder Portfolio’s outstanding voting securities. The investment objectives and all other investment policies or practices of the Feeder Portfolios are considered by the Trust not to be fundamental and accordingly may be changed without shareholder approval.

The ING American Funds Growth Portfolio, ING American Funds Growth-Income Portfolio and ING American Funds International Portfolio may not:

1.                                       issue any senior security, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Among other things, this would permit a Feeder Portfolio to: (i) enter into commitments to purchase securities in accordance with a Feeder Portfolio’s investment program including, without limitation, reverse repurchase agreements, delayed delivery securities and when-issued securities, to the extent permitted by its investment program and other restrictions; (ii) engage in short sales of securities to the extent permitted in its investment program and other restrictions; and (iii) purchase or sell futures contracts and related options to the extent permitted by its investment program and other restrictions;

2.                                       borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

3.                                       act as an underwriter of securities within the meaning of the 1933 Act, except as permitted under the 1933 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Among other things, to the extent that the Feeder Portfolio may be deemed to be an underwriter within the meaning of the 1933 Act, this would permit a Feeder Portfolio to act as an underwriter of securities in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment objective, investment policies and investment program;

4.                                       purchase or sell real estate or any interests therein, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

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Notwithstanding this limitation, a Feeder Portfolio may, among other things: (i) acquire or lease office space for its own use; (ii) invest in securities of issuers that invest in real estate or interests therein; (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; or (iv) hold and sell real estate acquired by the Feeder Portfolio as a result of the ownership of securities;

5.                                       purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

6.                                       make loans, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.  Notwithstanding this limitation, a Feeder Portfolio may, among other things:  (i) enter into repurchase agreements; (ii) lend portfolio securities; and (iii) acquire debt securities without being deemed to be making a loan;

7.                                       deviate from being a “diversified company” as that term is defined in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time; and

8.                                       “concentrate” its investments in a particular industry except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time, provided that, without limiting the generality of the foregoing: (a) this limitation will not apply to a Feeder Portfolio’s investments in: (i) securities of other investment companies, (ii) securities issued or guaranteed as to principal and/or interest by the U.S. government, its agencies or instrumentalities, or (iii) repurchase agreements (collateralized by the instruments described in clause (ii); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to the financing activities of the parents; and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of a Feeder Portfolio’s investments will not constitute a violation of such limitation, except that any borrowing by a Feeder Portfolio that exceeds the fundamental investment limitations stated above must be reduced to meet such limitations within the period required by the 1940 Act (currently three days).  In addition, if a Feeder Portfolio’s holdings of illiquid securities exceed 15% because of changes in the value of a Feeder Portfolio’s investments, a Feeder Portfolio will take action to reduce its holdings of illiquid securities within a time frame deemed to be in the best interest of the Feeder Portfolio.  Otherwise, a Feeder Portfolio may continue to hold a security even though it causes the Feeder Portfolio to exceed a percentage limitation because of fluctuation in the value of the Feeder Portfolio’s assets.

The ING American Funds Asset Allocation Portfolio and ING American Funds Bond Portfolio may not:

1.                                       purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions; and (b) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Feeder Portfolio;

15

2.                                       purchase securities of any issuer if, as a result, with respect to 75% of the Feeder Portfolio’s total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Feeder Portfolio’s ownership would be more than 10% of the outstanding voting securities of any issuer, provided that this restriction does not limit the Feeder Portfolio’s investments in securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, or investments in securities of other investment companies;

3.                                       borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations thereunder and any exemptive relief obtained by the Feeder Portfolio;

4.                                       make loans, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations and any exemptive relief obtained by the Feeder Portfolio.  For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring debt securities are not deemed to be making of loans;

5.                                       underwrite any issue of securities within the meaning of the 1933 Act except when it might technically be deemed to be an underwriter either: (a) in connection with the disposition of a portfolio security; or (b) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Feeder Portfolio’s ability to invest in securities issued by other registered management investment companies;

6.                                       purchase or sell real estate, except that the Feeder Portfolio may: (i) acquire or lease office space for its own use; (ii) invest in securities of issuers that invest in real estate or interests therein; (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; or (iv) hold and sell real estate acquired by the Portfolio as a result of the ownership of securities;

7.                                       issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Feeder Portfolio; or

8.                                       purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Feeder Portfolio from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities). This limitation does not apply to foreign currency transactions, including, without limitation, forward currency contracts.

If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of the Feeder Portfolios’ investments will not constitute a violation of such limitation, except that any borrowing by the Feeder Portfolios that exceeds the fundamental investment limitations stated above must be reduced to meet such limitations within the period required by the 1940 Act (currently three days).  In addition, of the Feeder Portfolios’ holdings of illiquid securities exceed 15% because of changes in the value of the Feeder Portfolios’ investments, the Feeder Portfolios will take action to reduce its holdings of illiquid securities within a time frame deemed to be in the best interest of the Feeder Portfolios.  Otherwise, the Feeder Portfolios may continue to hold a security even though it causes the Portfolios to exceed a percentage limitation because of fluctuation in the value of the Portfolios’ assets.

With respect to each Feeder Portfolio’s concentration policy, industry classifications are in accordance with Global Industrial Classification and/or Standard Industrial Classification (“SIC”) Codes.  Industry classifications may be changed at any time to reflect changes in the market place.

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Non-Fundamental Investment Policies of the Feeder Portfolios

Each Feeder Portfolio has adopted the following non-fundamental investment restriction to enable it to invest in its corresponding Master Fund:

Notwithstanding any other investment policy of the Feeder Portfolio, the Feeder Portfolio may invest all of its net assets in an open-end management investment company having the same investment objective and limitations as the Feeder Portfolio.

Each Feeder Portfolio has also adopted the same investment restrictions as the Master Fund in which it invests. These investment restrictions, the investment objective and all other investment policies or practices of the Feeder Portfolios are considered by the Trust not to be fundamental and accordingly may be changed without shareholder approval.

Investment Restrictions of the Master Funds

The Master Funds have adopted the following fundamental investment restrictions that may not be changed without approval of a majority of each Master Fund’s outstanding shares.  Such majority is defined in the 1940 Act as the vote of the lesser of: (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy; or (ii) more than 50% of the outstanding voting securities.  All percentage limitations are considered at the time securities are purchased and are based on a fund’s net assets unless otherwise indicated.  However, except for the fundamental investment restrictions listed below, the investment policies of the Master Funds described in the SAI are non-fundamental and may be changed without shareholder approval. None of the following investment restrictions involving a maximum percentage of assets will be considered violated unless the excess occurs immediately after, and is caused by, an acquisition by a Master Fund.

If a change in a Master Fund’s investment restrictions is submitted to the holders of the Trust’s outstanding voting securities, the matter will be deemed to be acted upon with respect to a Feeder Portfolio if a majority of the outstanding voting securities of the Feeder Portfolio vote for approval of the matter, notwithstanding: (1) that the matter has not been approved by the holder’s of a majority of the outstanding voting securities of any other Feeder Portfolio affected by the matter; and (2) that the matter has not been approved by the vote of a majority of the outstanding voting securities of the Trust.

The following are the Master Funds’ fundamental investment restrictions.  The Master Funds may not:

1.                                       invest more than 5% of the value of the total assets of each Master Fund in the securities of any one issuer, provided that this limitation shall apply only to 75% of the value of the fund’s total assets and, provided further, that the limitation shall not apply to obligations of the government of the United States under a general Act of Congress.  The short-term obligations of commercial banks are excluded from this 5% limitation with respect to 25% of the fund’s total assets;

2.                                       as to 75% of its total assets, purchase more than 10% of the outstanding voting securities of an issuer;

3.                                       invest more than 25% of each Master Fund’s total assets in the securities of issuers in the same industry.  Obligations of the U.S. government, its agencies and instrumentalities, are not subject to this 25% limitation on industry concentration.  In addition, each Fund may, if deemed advisable, invest more than 25% of its assets in the obligations of domestic commercial banks;

4.                                       invest in real estate (including limited partnership interests, but excluding securities of companies, such as REITs, which deal in real estate or interests therein);

5.                                       purchase commodities or commodity contracts; except that Asset Allocation Fund, Bond Fund and

17

International Fund may engage in transactions involving currencies (including forward or futures contracts and put and call options);

6.                                       invest in companies for the purpose of exercising control or management;

7.                                       make loans to others except for: (a) the purchase of debt securities; (b) entering into repurchase agreements; (c) the loaning of its portfolio securities; and (d) entering into loan participations;

8.                                       borrow money, except from banks for temporary purposes and then in an amount not in excess of 5% of the value of each Master Fund’s total assets.  Moreover, in the event that the asset coverage for such borrowings falls below 300%, each Fund will reduce, within three days, the amount of its borrowing in order to provide for 300% asset coverage;

9.                                       purchase securities on margin;

10.                                 sell securities short, except to the extent that each Master Fund contemporaneously owns, or has the right to acquire at no additional cost, securities identical to those sold short;

11.                                 invest in puts, calls, straddles, spreads or any combination thereof; except as described above in investment restriction number 5;

12.                                 invest in securities of other investment companies, except as permitted by the 1940 Act; or

13.                                 engage in underwriting of securities issued by others, except to the extent it may deemed to be acting as an underwriter in the purchase or resale of portfolio securities;

Notwithstanding investment restriction number 12, if deemed advisable by their officers, compensation by the Master Series to its trustees may be invested in securities of these or other investment companies under a deferred compensation plan adopted by the Master Series’ trustees pursuant to an exemptive order granted by the SEC.

Notwithstanding investment restriction number 13, the Master Funds may not engage in the business of underwriting securities of other issuers, except to the extent that the disposal of an investment position may technically constitute the Master Fund as an underwriter as that term is defined under the 1933 Act.

Non-Fundamental Policies of the Master Funds

The following are the Master Funds’ non-fundamental investment policies:

1.                                       each Master Fund may not invest more than 15% of its net assets in illiquid securities; and

2.                                       the Master Funds will not issue senior securities, except as permitted by the 1940 Act.

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MANAGEMENT OF THE TRUST

The business and affairs of the Trust are managed under the direction of the Board according to the applicable laws of the Commonwealth of Massachusetts and the Trust’s Amended and Restated Agreement and Declaration of Trust.  The Board governs each Feeder Portfolio of the Trust and is responsible for protecting the interests of shareholders.  The Trustees are experienced executives who oversee the Trust’s activities, review contractual arrangements with companies that provide services to each Feeder Portfolio, and review each Feeder Portfolio’s performance.

19

Set forth in the table below is information about each Trustee of the Trust.

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served (1)	Principal Occupation(s) – During the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)(3)	Other Directorships Held by Trustee

Independent Trustees

Colleen D. Baldwin(11) 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 48	Trustee	November 2007 - Present	Consultant, Glantuam Partners, LLC (January 2009 – Present); President, National Charity League/Canaan Parish Board (June 2008 – Present); and Consultant (January 2005 – Present).Formerly, Chief Operating Officer, Ivy Asset Management Group (April 2002 – October 2004).	158	None.

John V. Boyer 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 55	Trustee	January 2005 – Present	President, Bechtel Arts Foundation (January 2008 – Present). Formerly, Consultant (July 2007 – February 2008); President and Chief Executive Officer, Franklin and Eleanor Roosevelt Institute (March 2006 – July 2007), and Executive Director, The Mark Twain House & Museum(4) (September 1989 – March 2006).	158	None.

Patricia W. Chadwick 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 60	Trustee	January 2006 –Present	Consultant and President of Ravengate Partners LLC (January 2000 – Present).	158	Wisconsin Energy Corporation (June 2006 – Present).

Peter S. Drotch(5) 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 67	Trustee	November 2007 – Present	Retired partner, Pricewaterhouse Coopers LLP.	158	First Marblehead Corporation,(September 2003- Present).

J. Michael Earley 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 63	Trustee	January 1997 –Present	Retired. Formerly, President and Chief Executive Officer, Bankers Trust Company, N.A., Des Moines (June 1992 – December 2008).	158	Bankers Trust Company, N.A. (June 1992 – Present) and Midamerica Financial Corporation (December 2002 – Present).

Patrick W. Kenny 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 66	Trustee	January 2005 –Present	President and Chief Executive Officer, International Insurance Society (June 2001 – Present).	158	Assured Guaranty Ltd. (April 2004 – Present); and Odyssey Re Holdings Corporation (November 2006 – Present).

Sheryl K. Pressler 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 58	Trustee	January 2006 – Present	Consultant (May 2001 – Present).	158	Stillwater Mining Company (May 2002 – Present).

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Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served (1)	Principal Occupation(s) – During the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)(3)	Other Directorships Held by Trustee

Roger B. Vincent (6) 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 63	Chairperson and Trustee	January 1994 – Present	President, Springwell Corporation (March 1989 – Present).	158	UGI Corporation (February 2006 – Present); and UGI Utilities, Inc. (February 2006 – Present).

Trustees who are “Interested Persons”

Robert W. Crispin(7) 7337 East Doubletree Ranch Road Scottsdale, AZ 85258 Age: 62	Trustee	November 2007 - Present	Retired Chairman and Chief Executive Officer, ING Investment Management Co. (July 2001 – December 2007).	158	ING Canada Inc. (December 2004 – Present) and ING Bank fsb (June 2001 – Present).

Shaun P. Mathews(7) 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 53	Trustee	November 2007 - Present	President and Chief Executive Officer, ING Investments, LLC(10) (November 2006 – Present). Formerly, President, ING Mutual Funds and Investment Products (November 2004 - November 2006), and Chief Marketing Officer ING USFS (April 2002 – October 2004).	196

ING Services Holding Company, Inc. (May 2000 – Present); Southland Life Insurance Company (June 2002 – Present); and ING Capital Corporation, LLC, ING Funds Distributor, LLC(8), ING Funds Services, LLC(9), ING Investments, LLC(10) and ING Pilgrim Funding, Inc. (December 2005 – Present).

(1)

Trustees serve until their successors are duly elected and qualified.  The tenure of each Trustee is subject to the Board’s retirement policy which states that each Independent Trustee shall retire from service as a Trustee at the conclusion of the first regularly scheduled quarterly meeting of the Board that is held after: (a) the Trustee reaches the age of 70, if that Trustee qualifies for a retirement benefit as discussed in the Board’s retirement policy; or (b) the Trustee reaches the age 72 or has served as a Trustee for 15 years, whichever comes first, if that Trustee does not qualify for the retirement benefit.  A unanimous vote of the Board may extend the retirement date of a Trustee for up to one year.  An extension may be permitted if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for purposes of appointing a successor to the Trustee or if otherwise necessary under applicable law in which case the extension would apply until such time as the shareholder meeting can be held or is no longer needed.

(2)

For purposes of this table (except for Mr. Mathews), “Funds Complex” means the following investment companies:  ING Asia Pacific High Dividend Equity Income Fund; ING Equity Trust; ING Funds Trust; ING Global Advantage and Premium Opportunity Fund, ING Global Equity Dividend and Premium Opportunity Fund; ING Infrastructure Development Equity Fund; ING International High Dividend Equity Income Fund; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Partners Inc.; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Variable Insurance Trust; and ING Variable Products Trust. For Mr. Mathews, the Fund Complex also includes the following investment companies: ING Series Fund, Inc.; ING Strategic Allocation Portfolios, Inc.; ING VP Balanced Portfolio, Inc.; ING VP Intermediate Bond Portfolio; ING VP Money Market Portfolio; ING Variable Funds; and ING Variable Portfolios, Inc.

(3)	The number of Funds in the ING Funds Complex is as of March 31, 2009.

(4)

Mr. Boyer held a seat on the Board of Trustees of The Mark Twain House & Museum from September 1989 to November 2005.  ING Groep N.V. affiliates  make non-material, charitable contributions to The Mark Twain House & Museum.

(5)

Mr. Drotch, who began serving as a Trustee of the Portfolios on November 28, 2007, was the beneficial owner on that date of securities issued by AXA Advisors, Allianz Global Investors, JP Morgan Chase & Co. and Legg Mason, Inc. Mr. Drotch subsequently sold his entire position in AXA Advisors on January 29, 2008, Allianz Global Investors on February 27, 2008, JP Morgan Chase & Co. on March 24, 2008, and Legg Mason, Inc. on February 23, 2008. AllianceBernstein LP, a subsidiary of AXA Advisors; Pacific Investment Management Company LLC and OppenheimerFunds, Inc., subsidiaries of Allianz Global Investors; J.P. Morgan Investment Management, Inc., a subsidiary of JP Morgan Chase & Co.; and Legg Mason Capital Management Inc. and Batterymarch Financial Management, Inc., subsidiaries of Legg Mason, Inc. act as sub-advisers for certain Portfolios. For the period that he beneficially owned those securities, Mr. Drotch was an “interested person” (as that term is defined in the 1940 Act) of the Portfolios for which these firms or their affiliates served as sub-advisers. Mr. Drotch may also have been an “interested person” of the Trust from November 28, 2007 through the date of the sale of the above-referenced security or securities.

(6)

Mr. Vincent may have been deemed to be an interested person of the Trust, as defined in the 1940 Act during a portion of 2002, because he had beneficial ownership of 200 shares of Goldman, Sachs & Co., the parent company of a sub-adviser to one of the Portfolios of the Trust, during a portion of 2002. Mr. Vincent no longer has beneficial ownership of those shares.

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(7)

Messrs. Crispin and Mathews are deemed an “Interested persons” of the Trust as defined in the 1940 Act because of their relationships with ING Groep, N.V., the parent corporation of the Adviser, ING Investments, LLC and the Distributor, ING Funds Distributor, LLC.

(8)

ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(9)

ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(10)

ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the sucessor in interest to ING Pilgrim Investments, Inc. which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(11)

Ms. Baldwin began serving as a Trustee of the Trust on November 28, 2007. On that date, she held a beneficial ownership in securities issued by Wachovia Corporation, Bank of America Corporation and Merrill Lynch & Co., Inc. Ms. Baldwin subsequently sold her entire position in Wachovia Corporation on June 4, 2008, Bank of America Corporation on June 4, 2008 and Merrill Lynch & Co., Inc. on May 19, 2008. BlackRock Investment Management, LLC, an affiliate of Merrill Lynch & Co., Inc. and Columbia Management Advisors, LLC, an investment management division of Bank of America Corporation, and Evergreen Investment Management Company, LLC, a subsidiary of Wachovia Corporation, act as sub-advisers for certain Portfolios. For the period that she was a beneficial owner, Ms. Baldwin was an “interested person” (as that term is defined in the Investment Company Act of 1940) of the Portfolios for which these firms or their affiliates served as sub-advisers. Ms. Baldwin may have been an “interested person” of the Trust from November 28, 2007 through June 4, 2008 as a result of her ownership of the above-referenced securities.

Information about the Trust’s Officers is set forth in the table below:

Name, Address and Age	Positions Held with the Trust	Term of Office and Length of Time Served (1)	Principal Occupation(s) During the Last Five Years

Shaun P. Mathews 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 53	President and Chief Executive Officer	November 2006 – Present

President and Chief Executive Officer, ING Investments, LLC(2) (November 2006 – Present). Formerly, President, ING Mutual Funds and Investment Products (November 2004 – November 2006); and Chief Marketing Officer, ING USFS (April 2002 – October 2004).

Michael J. Roland 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 50	Executive Vice President	March 2003 – Present

Head of Mutual Fund Platform (February 2007 – Present); and Executive Vice President, ING Investments, LLC(2) and ING Funds Services, LLC(3) (December 2001 – Present). Formerly, Executive Vice President, Head of Product Management (January 2005 – January 2007); Chief Compliance Officer, ING Investments, LLC(2) and Directed Services LLC(5) (October 2004 – December 2005); and Chief Financial Officer and Treasurer, ING Investments, LLC(2) (December 2001 – March 2005).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 58	Executive Vice President	March 2003 – Present	Executive Vice President, ING Investments, LLC(2) (July 2000 – Present) and Chief Investment Risk Officer, ING Investments, LLC(2) (January 2003 – Present).

Joseph M. O’Donnell 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 54	Executive Vice President and Chief Compliance Officer	March 2006 – Present November 2004 – Present

Chief Compliance Officer of the ING Funds (November 2004 – Present); and Executive Vice President of the ING Funds (March 2006 – Present). Formerly, Chief Compliance Officer of ING Investments, LLC(2) (March 2006 – July 2008); Investment Advisor Chief Compliance Officer, Directed Services LLC(5) (March 2006 – July 2008) and ING Life Insurance and Annuity Company (March 2006 – December 2006); and Vice President, Chief Legal Counsel, Chief Compliance Officer and Secretary of Atlas Securities, Inc., Atlas Advisers, Inc. and Atlas Funds (October 2001 – October 2004).

Todd Modic	Senior Vice President,	March 2005 – Present	Senior Vice President, ING Funds Services, LLC(3) (March 2005 –

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Name, Address and Age	Positions Held with the Trust	Term of Office and Length of Time Served (1)	Principal Occupation(s) During the Last Five Years

7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 41	Chief/Principal Financial Officer and Assistant Secretary		Present). Formerly, Vice President, ING Fund Services, LLC(3) (September 2002 – March 2005)

Kimberly A. Anderson 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 44	Senior Vice President	November 2003 – Present	Senior Vice President, ING Investments, LLC(2) (October 2003 – Present).

Ernest J. C’DeBaca 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 39	Senior Vice President	May 2006 - Present

Chief Compliance Officer, ING Investments, LLC(3) (July 2008 – Present);  Investment Advisor Chief Compliance Officer, Directed Services LLC(6) (July 2008 – Present); Head of Retail Compliance, ING Funds Distributor, LLC(5) and ING Funds Services, LLC(4), (July 2008 – Present); and Senior Vice President, ING Investments, LLC(3) (December 2006 – Present),  ING Funds Services, LLC(4) (April 2006  Present), ING Funds Distributor, LLC(5) (July 2008 – Present), and Directed Services LLC(6) (July 2008 – Present). Formerly, Counsel, ING Americas, U.S. Legal Services (January 2004  March 2006).

Robert Terris 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 38	Senior Vice President	May 2006 – Present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC(3) (May 2006 – Present) Formerly, Vice President of Administration, ING Funds Services, LLC(3) (October 2001 – May 2006).

William Evans 10 State House Square Hartford, Connecticut 06103 Age: 36	Vice President	September 2007 – Present

Vice President, Head of Mutual Fund Advisory Group (April 2007 – Present). Formerly, Vice President, U.S. Mutual Funds and Investment Products (May 2005 – April 2007); and Senior Fund Analyst, U.S. Mutual Funds and Investment Products (May 2002 – May 2005).

Robyn L. Ichilov 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 41	Vice President and Treasurer	November 1999 – Present	Vice President and Treasurer, ING Funds Services, LLC(3) (November 1995 – Present) and ING Investments, LLC(2) (August 1997 – Present).

Lauren D. Bensinger 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 55	Vice President	February 2003 – Present

Vice President and Chief Compliance Officer, ING Funds Distributor, LLC(4) (August 1995 – Present); Vice President, ING Investments, LLC(2) and ING Funds Services, LLC(3) (February 1996 – Present); and Director of Compliance, ING Investments, LLC(2) (October 2004 – Present). Formerly, Chief Compliance Officer, ING Investments, LLC(2) (October 2001 – October 2004).

Maria M. Anderson 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 50	Vice President	September 2004 – Present	Vice President, ING Funds Services, LLC(3) (September 2004 – Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (October 2001 – September 2004).

Denise Lewis 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 45	Vice President	January 2007 – Present	Vice President, ING Funds Services, LLC(3) (December 2006 – Present). Formerly, Senior Vice President, UMB Investment Services Group, LLC (November 2003 – December 2006) .

Kimberly K. Springer 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 51	Vice President	March 2006 – Present

Vice President, ING Funds Services, LLC(3) (March 2006 – Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (August 2004 – March 2006); Manager, Registration Statements, ING Funds Services, LLC(3) (May 2003 – August 2004).

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Name, Address and Age	Positions Held with the Trust	Term of Office and Length of Time Served (1)	Principal Occupation(s) During the Last Five Years

Susan P. Kinens 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 32	Assistant Vice President	January 2003 – Present	Assistant Vice President, ING Funds Services, LLC(3) (December 2002 – Present) .

Craig Wheeler 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 39	Assistant Vice President	May 2008 - Present

Assistant Vice President – Director of Tax, ING Funds Services, LLC(4) (March 2008 – Present). Formerly, Tax Manager, ING Funds Services, LLC(4) (March 2005 – March 2008); and Tax Senior, ING Funds Services, LLC(4) (January 2004 – March 2005).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 45	Secretary	August 2003 – Present	Chief Counsel, ING Americas, U.S. Legal Services (September 2003 – Present).

Theresa K. Kelety 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 46	Assistant Secretary	August 2003 – Present	Senior Counsel, ING Americas, U.S. Legal Services (April 2008 – Present). Formerly, Counsel, ING Americas, U.S. Legal Services (April 2003 – April 2008).

Kathleen Nichols 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 33	Assistant Secretary	May 2008 - Present	Counsel, ING Americas, U.S. Legal Services (February 2008 – Present). Formerly, Associate, Ropes & Gray LLP (September 2005 – February 2008).

(1)	The Officers hold office until the next annual meeting of the Trustees and until their successors shall have been elected and qualified.
(2)

ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the sucessor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(3)

ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the sucessor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(4)

ING Funds Distributor, LLC is the sucessor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(5)	Directed Services LLC is the successor in interest to Directed Services, Inc.

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TRUSTEE OWNERSHIP OF SECURITIES

Share Ownership Policy

In order to further align the interests of the Independent Trustees with shareholders, it is the policy of the Board for Independent Trustees to own beneficially, shares of one or more funds managed by ING entities at all times (“Policy”). For this purpose, beneficial ownership of an ING fund’s shares includes ownership of a variable annuity contract or a variable life insurance policy whose proceeds are invested in a portfolio of the Trust.

Under this Policy, the initial value of investments in one or more mutual funds in the ING Funds Complex that are beneficially owned by a Trustee must equal at least $100,000. Existing Trustees shall have a reasonable amount of time, not to exceed three years from the date upon which the minimum ownership requirement was set at $100,000 in order to satisfy the foregoing requirements. A new Trustee shall satisfy the foregoing requirements within a reasonable amount of time, not to exceed three years, of becoming a Trustee. A decline in the value of any fund investments will not cause a Trustee to have to make any additional investments under this Policy.

Investment in mutual funds of the ING Funds Complex by the Trustees pursuant to this Policy are subject to the market timing policies applied by the mutual funds of the ING Funds Complex to other similar investors and any provisions of the ING Funds’ Code of Ethics that otherwise applies to the Trustees.

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Trustees’ Feeder Portfolio Equity Ownership Positions

Set forth below is the dollar range of equity securities owned by each Trustee as of December 31, 2008:

	Dollar Range of Equity Securities in Each Feeder Portfolio as of December 31, 2008					Aggregate Dollar Range of Equity Securities in All
Name of Trustee	ING American Funds Asset Allocation Portfolio	ING American Funds Bond Portfolio	ING American Funds Growth Portfolio	ING American Funds Growth- Income Portfolio	ING American Funds International Portfolio	Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Colleen D. Baldwin	N/A	N/A	N/A	N/A	N/A	$10,000 - $50,000(1)
John V. Boyer	N/A	N/A	N/A	N/A	N/A	$50,000 – $100,000
Patricia W. Chadwick	N/A	N/A	N/A	N/A	N/A	$10,000 - $50,000(2)
Peter S. Drotch	N/A	N/A	N/A	N/A	N/A	$50,000 – $100,000
J. Michael Earley	N/A	N/A	N/A	N/A	N/A	Over $100,000
Patrick W. Kenny	N/A	N/A	N/A	N/A	N/A	$10,000 - $50,000 and $50,000 – $100,000(1)
Sheryl K. Pressler	N/A	N/A	N/A	N/A	N/A	Over $100,000(1)
Roger B. Vincent	N/A	N/A	N/A	N/A	N/A	Over $100,000 and Over $100,000(1)
Trustees who are “Interested Persons”
Robert W. Crispin	N/A	N/A	N/A	N/A	N/A	N/A
Shaun P. Mathews	N/A	N/A	N/A	N/A	N/A	Over $100,000 and $10,000 - $50,000(1)

(1)           Held in a deferred compensation account and/or a 401(k) account.

(2)                                  As of January 9, 2009, Ms. Chadwick had over $100,000 in the equity securities of the ING Funds.

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BOARD

The Board governs each Feeder Portfolio and is responsible for protecting the interests of shareholders.   The Trustees are experienced executives who oversee the Feeder Portfolios’ activities, review contractual arrangements with companies that provide services to each Feeder Portfolio and review each Feeder Portfolio’s performance.

Frequency of Board Meetings

The Board currently conducts regular meetings seven (7) times a year.  The Audit Committee and the Compliance Committee meet regularly four (4) times per year, the Investment Review Committees meet six (6) times per year, the Contracts Committee meets seven (7) times per year and the remaining Committees meet as needed.  In addition, the Board or the Committees may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting.  Each Committee listed below operates pursuant to a Charter approved by the Board.

Committees

Executive Committee.  The Board has established an Executive Committee whose function is to act on behalf of the full Board between meetings when necessary.  The Executive Committee currently consists of three (3) Independent Trustees and two (2) Trustees who are “interested persons,” as defined in the 1940 Act.  The following Trustees currently serve as members of the Executive Committee:  Ms. Pressler and Messrs. Boyer, Crispin, Mathews and Vincent.  Mr. Vincent, Chairman of the Board, serves as the Chairperson of the Executive Committee.

The Executive Committee held eleven (11) meetings during the fiscal year ended December 31, 2008.

Audit Committee.  The Board has established an Audit Committee, whose functions include, among others, meeting with the independent registered public accounting firm of the Trust to review the scope of the Trust’s audits, the Trust’s financial statements and interim accounting controls, and meeting with management concerning these matters, among other things.  The Audit Committee currently consists of four (4) Independent Trustees.  The following Trustees serve as members of the Audit Committee:  Mses. Chadwick and Pressler and Messrs. Drotch and Earley.  Mr. Earley currently serves as Chairperson of the Audit Committee.  Messrs. Earley and Drotch have been designated as the Audit Committee’s financial expert under the Sarbanes-Oxley Act.

The Audit Committee held six (6) meeting during the fiscal year ended December 31, 2008.

Compliance Committee.  The Board has established a Compliance Committee for the purpose of, among other things, coordinating activities between the Board and the Chief Compliance Officer (“CCO”) of the Funds.  The Compliance Committee facilitates the information flow among Board members and the CCO between Board meetings; works with the CCO and management to identify the types of reports to be submitted by the CCO to the Compliance Committee and the Board; coordinates CCO oversight activities with other ING Fund boards; and makes recommendations regarding the role, performance and oversight of the CCO.  The Board also oversees quarterly compliance reporting.

The functions of the Compliance Committee also include determining the value of securities held by the Portfolios for which market value quotations are not readily available; overseeing management’s administration of proxy voting; and overseeing the effectiveness of the investment adviser’s usage of the Trust’s brokerage and the adviser’s compliance with changing regulations regarding the allocation of brokerage for services (other than pure trade executions).

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The Compliance Committee currently consists of four (4) Independent Trustees: Ms. Baldwin and Messrs. Boyer, Kenny and Vincent.  Mr. Kenny currently serves as Chairperson of the Compliance Committee.

The Compliance Committee held four (4) meetings during the fiscal year ended December 31, 2008.

Nominating and Governance Committee.  The Board has established a Nominating and Governance Committee for the purpose of, among other things: (1) identifying and recommending to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board; (2) reviewing workload and capabilities of Independent Board members and recommending changes to size or composition of the Board, as necessary; (3) monitoring regulatory developments and recommending modifications to the committee’s responsibilities; (4) considering and recommending the creation of additional Committees or changes to Director policies and procedures based on rule changes and “best practices” in corporate governance; (5) conducting an annual review of the membership and chairpersons of all Board committees and of practices relating to such membership and chairpersons; (6) undertaking an annual study of compensation paid to independent board members of investment companies and making recommendations for any compensation changes for the Independent Board Members;  (7) overseeing the Board’s annual self-evaluation process; and (8) developing (with assistance from management) an annual meeting calendar for the Board and its committees.

In evaluating potential candidates to fill Independent Trustee vacancies on the Board, the Nominating and Governance Committee will consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met.  Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.  The Nominating and Governance Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees.  A shareholder nominee for Trustee should be submitted in writing to the Feeder Portfolios’ Secretary at 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.  Any such shareholder nomination should include at a minimum the following information as to each individual proposed for nominations as Trustee: such individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a Trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of Trustees, or is otherwise required, in each case under applicable federal securities laws, rules, and regulations.

The Secretary shall submit all nominations received in a timely manner to the Nominating and Governance Committee.  To be timely in connection with a shareholder meeting to elect Trustees, any such submission must be delivered to the Feeder Portfolios’ Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either the disclosure in a press release or in a document publicly filed by the Feeder Portfolios with the SEC.

The Nominating and Governance Committee consists of four (4) Independent Trustees.  The following Trustees serve as members of the Nominating and Governance Committee:  Mses. Chadwick and Baldwin and Messrs. Kenny and Vincent.  Ms. Baldwin serves as Chairperson of the Nominating and Governance Committee.

The Nominating and Governance Committee held two (2) meetings during the fiscal year ended December 31, 2008.

Investment Review Committee.  The Board has established two Investment Review Committees to, among other things, monitor the investment performance of the Feeder Portfolios and make recommendations to the Board with respect to the Feeder Portfolios.

The Investment Review Committee for the Domestic Equity Funds currently consists of four (4) Independent Trustees and one (1) Trustee who is an “interested person” as defined in the 1940 Act.  The following Trustees

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serve as members of the Investment Review Committee for the Domestic Equity Funds:  Mses. Chadwick and Pressler and Messrs. Crispin, Drotch, and Earley.  Ms. Chadwick serves as the Chairperson of the Domestic Equity Funds Investment Review Committee.

The Investment Review Committee for the Domestic Equity Funds held five (5) meetings during the fiscal year ended December 31, 2008.

The Investment Review Committee for the International/Balanced/Fixed Income Funds currently consists of four (4) Independent Trustees and one (1) Trustee who is an “interested person,” as defined in the 1940 Act.  The following Trustees serve as members of the Investment Review Committee for the International/Balanced/Fixed Income Funds: Ms. Baldwin and Messrs. Boyer, Kenny, Mathews and Vincent. Mr. Boyer serves as Chairperson of the International/Balanced/Fixed Income Funds Investment Review Committee.

The Investment Review Committee for the International/Balanced/Fixed Income Funds held six (6) meetings during the fiscal year ended December 31, 2008.

Contracts Committee.  The Board has established a Contracts Committee for the purpose of overseeing the annual renewal process relating to investment advisory and sub-advisory agreements and, at the discretion of the Board, other agreements or plans involving the Feeder Portfolios.  The responsibilities of the Contracts Committee among other thing, include:  (1) identifying the scope and format of information to be provided by service providers in connection with applicable renewals; (2) providing guidance to independent legal counsel regarding specific information requests to be made by such counsel on behalf of the Trustees; (3) evaluating regulatory and other developments that might have an impact on applicable review and renewal processes; (4) reporting to the Trustees its recommendations and decisions regarding the foregoing matters; (5) assisting in the preparation of a written record of the factors considered by Trustees relating to the approval and renewal of advisory and sub-advisory agreements; and (6) recommending to the Trustees specific steps to be taken by them regarding the renewal process, including, for example, proposed schedules of meetings by the Trustees.

The Contracts Committee currently consists of five (5) Independent Trustees.  The following Trustees serve as members of the Contracts Committee:  Mses. Chadwick and Pressler and Messrs. Boyer, Drotch, and Vincent.  Ms. Pressler serves as the Chairperson of the Contracts Committee.

The Contracts Committee held nine (9) meetings during the fiscal year ended December 31, 2008.

Compensation of Trustees

Each Trustee is reimbursed for expenses incurred in connection with each meeting of the Board or any Committee meeting attended.  Each Independent Trustee is compensated for his or her services, on a quarterly basis, according to a fee schedule, adopted by the Board.  The fee schedule consists only of an annual retainer and does not include additional compensation for attendance at regular or special Board and Committee meetings.

Each Feeder Portfolio pays each Trustee, who is not an interested person, a pro rata share, as described below, of: (i) an annual retainer of $200,000; (ii) Mr. Vincent, as Chairperson of the Board, receives an additional annual retainer of $75,000; (iii) Mses. Baldwin, Chadwick, and Pressler and Messrs. Earley, Boyer and Kenny, as Chairpersons of Committees of the Board, each receives an additional annual retainer of $15,000, $40,000, $60,000, $30,000, $40,000 and $30,000, respectively; and (iv) out-of-pocket expenses.  The pro rata share paid by each Portfolio is based on each Portfolio’s average net assets, as a percentage of  all of the funds managed by the Investment Adviser or its affiliate, Directed Services LLC, for which the Trustees serve in common as Trustees.

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The following table sets forth information provided by ING Investments regarding compensation of Trustees by each Feeder Portfolio and other funds managed by the ING Investments and its affiliates for the fiscal year ended December 31, 2008.  Officers of the Trust and Trustees who are interested persons of a Feeder Portfolio do not receive any compensation from a Feeder Portfolio or any other funds managed by the ING Investments or its affiliates.

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	Aggregate Compensation From						Pension or Retirement Benefits		Total Compensation from Registrant
Name of Trustee	ING American Asset Allocation Portfolio	ING American Funds Bond Portfolio	ING American Funds Growth Portfolio	ING American Funds Growth Income Portfolio	ING American Funds Int’l Portfolio		Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	and Fund Complex Paid to Trustees(1) (2)
Colleen D. Baldwin(3)	$129	$335	$5,285	$3,536	$3,336
John V. Boyer	$148	$384	$6,097	$4,079	$3,849		N/A	N/A	$240,852
Patricia W. Chadwick(3)	$148	$383	$6,075	$4,064	$3,835		N/A	N/A	$240,000
Robert W. Crispin(4)	N/A	N/A	N/A	N/A	N/A		N/A	N/A	N/A
Peter S. Drotch	$123	$319	$5,062	$3,387	$3,195		N/A	N/A	$200,000
J. Michael Earley	$141	$367	$5,822	$3,895	$3,675		N/A	N/A	$230,000
Patrick W. Kenny(3)	$141	$367	$5,822	$3,895	$3,675		N/A	N/A	$230,000
Shaun P. Mathews (4)	N/A	N/A	N/A	N/A	N/A		N/A	N/A	N/A
Sheryl K. Pressler(3)	$160	$415	$6,581	$4,403	$4,154		N/A	N/A	$260,000
David W.C. Putnam(5)	N/A	$26	$11,073	$7,274	$6,961		N/A	N/A	$429,670
Roger B. Vincent(3)	$169	$439	$6,961	$4,657	$4,394	`	N/A	N/A	$275,000

(1)	Trustee compensation includes compensation paid by funds that are not discussed in the Prospectus or SAI.
(2)	Represents compensation for 161 funds (total in ING Family of Funds as of December 31, 2008).
(3)

During fiscal year ended December 31, 2008, Colleen Baldwin, Patricia Chadwick, Patrick Kenny, Sheryl Pressler and Roger Vincent deferred $50,000, $180,000, $57,500, $30,000 and $68,750 of their compensation, respectively from the Fund Complex.

(4)

“Interested person” of the Trust as defined in the 1940 Act because of his relationship with ING Groep, N.V., the parent corporation of the Adviser, ING Investments, LLC and the Distributor, ING Funds Distributor, LLC.

(5)	Retired from the Board effective February 23, 2008.

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Retirement Benefit

The Portfolio has adopted a retirement policy under which any Director who, as of May 9, 2007, had served for at least five (5) years as a Director of one or more ING Funds and who is not an “interested person” of such ING Funds (as such term is defined in the 1940 Act, as amended) shall be entitled to a retirement payment (“Retirement Benefit”) if such Director: (a) retires in accordance with the retirement policy; (b) dies; or (c) becomes disabled. The Retirement Benefit shall be made promptly to, as applicable, the Director or the Director’s estate, after such retirement, death or disability in an amount equal to two times the annual compensation payable to such Director, as in effect at the time of his or her retirement, death or disability. The annual compensation determination shall be based upon the annual Board membership retainer fee (but not any separate annual retainer fees for chairpersons of committees and of the Board). This amount shall be paid by the ING Fund or ING Funds on whose Board the Director was serving at the time of his or her retirement. The retiring Director may elect to receive payment of his or her benefit in a lump sum or in three substantially equal payments. For the purpose of this policy, disability shall be the inability to perform the duties of a member of the Board because of the physical or mental impairment that has lasted or that can be expected to last for a continuous period of not less than 12 months, as reasonably determined by a majority of the Board.

Independent Trustee Ownership of Shares

Set forth in the table below is information regarding each Independent Trustee’s (and his or her immediate family members) share ownership in securities of the Trust’s adviser or principal underwriter, and the ownership of securities in an entity controlling, controlled by or under common control with the ING Investments or principal underwriter of the Trust (not including registered investment companies) as of December 31, 2008.

Name of Trustee	Name of Owners and Relationship to Trustee	Company	Title of Class	Value of Securities	Percentage of Class
Colleen D. Baldwin	N/A	N/A	N/A	$0	N/A
John V. Boyer	N/A	N/A	N/A	$0	N/A
Patricia W. Chadwick	N/A	N/A	N/A	$0	N/A
Peter S. Drotch	N/A	N/A	N/A	$0	N/A
J. Michael Earley	N/A	N/A	N/A	$0	N/A
Patrick W. Kenny	N/A	N/A	N/A	$0	N/A
Sheryl K. Pressler	N/A	N/A	N/A	$0	N/A
Roger B. Vincent	N/A	N/A	N/A	$0	N/A
Trustees who are “Interested Persons”
Robert W. Crispin	N/A	N/A	N/A	$0	N/A
Shaun P. Mathews	N/A	N/A	N/A	$0	N/A

Control Persons and Principal Shareholders

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company.  As of April 1, 2009, none of the Independent Trustees or their immediate family members owned beneficially or of record securities in ING Investments or ING Groep, N.V. (“ING Groep”) (NYSE: ING), or any affiliated companies of ING Investments or ING Groep.  In addition, none of the Independent Trustees or their immediate family members had a direct or indirect material interest in ING Investments or ING Groep or any affiliated companies of ING Investments or ING Groep.  ING Groep is a global financial institution of Dutch origin offering banking,

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investments, life insurance and retirement services to over 75 million private, corporate and institutional clients in more than 50 countries. With a diverse workforce of about 125,000 people, ING comprises a broad spectrum of prominent companies that increasingly serve their clients under the ING brand.

Shares of the Feeder Portfolios may be offered to insurance companies as depositors of separate accounts which are used to fund variable annuity contracts (“VA Contracts”) and variable life insurance contracts (“VLI Contracts”), to qualified pension and retirement plans outside the separate accounts context, and to investment advisers and their affiliates.

As of April 1, 2009, the Trustees and officers of the Trust owned less than 1% of the outstanding shares of each Feeder Portfolio.  As of that date, to the knowledge of management, no person owned beneficially or of record more than 5% of the outstanding shares of any class of any the Feeder Portfolios addressed herein, except ING USA Annuity and Life Insurance Company.  The Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.  A control person may be able to take action regarding a Feeder Portfolio without the consent or approval of shareholders.  ING USA Annuity and Life Insurance Company may be deemed a control person of the Feeder Portfolios in that certain of its separate accounts hold more than 25% of the shares of these series.

As of April 1, 2009, the following owned of record or, to the knowledge of the Company, beneficially owned more than 5% or more of the outstanding shares of:

Portfolio	Address	Percentage of Portfolio
ING American Funds Asset Allocation	ING USA ANNUITY AND LIFE INSURANCE COMPANY 1475 DUNWOODY DR WEST CHESTER , PA 19380-1478	98.50%
ING American Funds Bond	ING USA ANNUITY AND LIFE INSURANCE COMPANY 1475 DUNWOODY DR WEST CHESTER, PA 19380-1478	95.32%
ING American Funds Growth	ING USA ANNUITY AND LIFE INSURANCE COMPANY 1475 DUNWOODY DR WEST CHESTER, PA 19380-1478	97.06%
ING American Funds Growth- Income	ING USA ANNUITY AND LIFE INSURANCE COMPANY 1475 DUNWOODY DR WEST CHESTER , PA 19380-1478	97.00%
ING American Funds International	ING USA ANNUITY AND LIFE INSURANCE COMPANY 1475 DUNWOODY DR WEST CHESTER , PA 19380-1478	96.68%

ADVISER

The adviser for the Feeder Portfolios is ING Investments, which is registered with the SEC as an investment adviser and serves as an investment adviser to registered investment companies (or series thereof), as well as structured finance vehicles.  ING Investments, subject to the authority of the Trustees of the Feeder Portfolios, has the overall responsibility for the management of each Feeder Portfolio’s investment portfolio. ING Investments is an indirect, wholly-owned subsidiary of ING Groep.

On February 26, 2001, the name of the ING Investments changed from ING Pilgrim Investments, Inc. to ING Pilgrim Investments, LLC.  On March 1, 2002, the name of the investment adviser was changed from ING Pilgrim Investments, LLC, to ING Investments, LLC.

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The Trust currently offers the shares of its operating Feeder Portfolios to, among others, separate accounts of ING USA Annuity and Life Insurance Company (“ING USA”) to serve as the investment medium for Variable Contracts issued by ING USA.  ING Funds Distributor is the principal underwriter and distributor of the Variable Contracts issued by ING USA.  Prior to January 1, 2004, ING USA was known as Golden American Life Insurance Company (“Golden American”) and on January 1, 2004, Golden American merged with Equitable Life Insurance Company of Iowa (“Equitable of Iowa”), United Life Insurance & Annuity Company and USG Annuity & Life Company to form ING USA.  Golden American was a stock life insurance company organized under the laws of the State of Delaware.  Prior to December 30, 1993, Golden American was a Minnesota corporation. Golden American was a wholly owned subsidiary of Equitable of Iowa.  The Trust may in the future offer shares of the Feeder Portfolios to separate accounts of other affiliated insurance companies.

ING Investments serves pursuant to the Advisory Agreement between ING Investments and the Trust.  The Advisory Agreement requires ING Investments to oversee the provision of all investment advisory and portfolio management services for each Feeder Portfolio.

The Advisory Agreement requires ING Investments to provide, subject to the supervision of the Board, investment advice and investment services to the Feeder Portfolios and to furnish advice and recommendations with respect to investment of each Feeder Portfolio’s assets and the purchase or sale of its portfolio securities.  ING Investments also provides investment research and analysis.  The Advisory Agreement provides that ING Investments is not subject to liability to the Feeder Portfolio for any act or omission in the course of, or connected with, rendering services under the Advisory Agreement, except by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties under the Advisory Agreement.

The Trust and ING Investments have received an exemptive order from the SEC that allows ING Investments to enter into new investment sub-advisory contracts (“Sub-Advisory Agreements”) and to make material changes to Sub-Advisory Agreements with the approval of the Board, but without shareholder approval.  This authority is subject to certain conditions, including the requirement that the Trustees (including a majority of Interested Trustees) of the Trust must approve any new or amended Sub-Advisory Agreements with sub-advisers.  In accordance with the exemptive order received from the SEC, an information statement describing any sub-adviser changes will be provided to shareholders (including owners of variable contracts whose proceeds are invested in a relevant portfolio) within 90 days of the change.  ING Investments remains responsible for providing general management services to each of the Feeder Portfolios, including overall supervisory responsibility for the general management and investment of each Feeder Portfolio’s assets and, subject to the review and approval of the Board, will among other things: (i) set each Feeder Portfolio’s overall investment strategies; (ii) evaluate, select and recommend sub-advisers to manage all or part of a Feeder Portfolio’s assets; (iii) when appropriate, allocate and reallocate a Feeder Portfolio’s assets among multiple sub-advisers; (iv) monitor and evaluate the investment performance of sub-advisers; and (v) implement procedures reasonably designed to ensure that the sub-advisers comply with the relevant Feeder Portfolio’s investment objectives, policies, and restrictions.

After an initial two-year term, the Advisory Agreement continues in effect from year to year so long as such continuance is specifically approved at least annually by (a) the Board; or (b) the vote of a “majority” (as defined in the 1940 Act) of the Feeder Portfolio’s outstanding shares voting as a single class; provided that in either event, the continuance is also approved by at least a majority of the Board who are not “interested persons” (as defined in the 1940 Act) of ING Investments by vote cast in person at a meeting called for the purpose of voting on such approval.

For information regarding the basis of the Board’s approval of the investment advisory relationship, please refer to the annual shareholder report dated December 31, 2008.

In considering the agreement, the Board considered a number of factors they believed, in light of the legal advice furnished to them by their independent legal counsel, and their own business judgment, to be relevant.

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The Advisory Agreement may be terminated as to a particular Feeder Portfolio at any time on sixty (60) days’ written notice, without the payment of a penalty, by the Trust (by vote of a majority of the Board or by a vote of a majority of the outstanding voting securities of such Feeder Portfolio) or by ING Investments. The Advisory Agreement will automatically and immediately terminate in the event of its “assignment” (as defined in the 1940 Act and the rules and regulations thereunder).

ADVISORY FEE

Under the terms of the Advisory Agreement, during periods when the Feeder Portfolios invest directly in investment securities each Feeder Portfolio pays ING Investments a monthly fee in arrears equal to the following as a percentage of the Feeder Portfolio’s average daily net assets during the month, as set out below.

Feeder Portfolio	Annual Adviser Fee

ING American Funds Asset Allocation Portfolio

If the Feeder Portfolio has not invested all or substantially all of its assets in another investment company:
0.5000% of the first $600 million;
0.4200% on next $600 million;
0.3600% on next $800 million;
0.3200% on next $1 billion;
0.2800% on next $2 billion;
0.2600% on next $3 billion;
0.2500% on assets in excess of $8 billion; and
0.00% if the Feeder Portfolio invests all or substantially all of its assets in another investment company.

ING American Funds Bond Portfolio

If the Feeder Portfolio has not invested all or substantially all of its assets in another investment company:
0.48% of the first $600 million of net assets;
0.44% of the next $400 million of net assets;
0.40% of the next $1 billion of net assets;
0.38% of the next $1 billion of net assets;
0.36% on net assets greater than $3 billion; and
0.00% if the Feeder Portfolio invests all or substantially all of its assets in another investment company.

ING American Funds Growth Portfolio

If the Feeder Portfolio has not invested all or substantially all of its assets in another investment company:
0.50% of the first $600 million of net assets;
plus 0.45% on net assets greater than $600 million but not exceeding $1.0 billion;
plus 0.42% on net assets greater than $1.0 billion but not exceeding $2.0 billion;
plus 0.37% on net assets greater than $2.0 billion but not exceeding $3.0 billion;
plus 0.35% on net assets greater than $3.0 billion but not exceeding $5.0 billion;
plus 0.33% on net assets greater than $5.0 billion but not exceeding $8.0 billion;
plus 0.315% on net assets greater than $8.0 billion but not exceeding $13.0 billion;
plus 0.30% on net assets in excess of $13.0 billion; and
0.00% if the Feeder Portfolio invests all or substantially all of its assets in another investment company.

ING American Funds Growth-Income Portfolio

If the Feeder Portfolio has not invested all or substantially all of its assets in another investment company:
0.50% of the first $600 million of net assets;
plus 0.45% on net assets greater than $600 million but not exceeding $1.5 billion;
plus 0.40% on net assets greater than $1.5 billion but not exceeding $2.5 billion;
plus 0.32% on net assets greater than $2.5 billion but not exceeding $4.0 billion;
plus 0.285% on net assets greater than $4.0 billion but not exceeding $6.5 billion;
plus 0.256% on net assets greater than $6.5 billion but not exceeding $10.5 billion;
plus 0.242% on net assets in excess of $10.5 billion; and
0.00% if the Feeder Portfolio invests all or substantially all of its assets in another investment company.

ING American Funds International Portfolio	If the Feeder Portfolio has not invested all or substantially all of its assets in another investment company:

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Feeder Portfolio	Annual Adviser Fee

0.69% of the first $500 million of net assets;
plus 0.59% on net assets greater than $500 million but not exceeding $1.0 billion;
plus 0.53% on net assets greater than $1.0 billion but not exceeding $1.5 billion;
plus 0.50% on net assets greater than $1.5 billion but not exceeding $2.5 billion;
plus 0.48% on net assets greater than $2.5 billion but not exceeding $4.0 billion;
plus 0.47% on net assets greater than $4.0 billion but not exceeding $6.5 billion;
plus 0.46% on net assets greater than $6.5 billion but not exceeding $10.5 billion;
plus 0.45% on net assets in excess of $10.5 billion; and
0.00% if the Feeder Portfolio invests all or substantially all of its assets in another investment company.

Each Feeder Portfolio anticipates investing substantially all of its assets in another investment company.

For the fiscal years ended December 31, 2008, 2007, and 2006, ING Investments did not receive any investment advisory fees.

Investment Adviser to the Master Funds

The investment adviser to the Master Funds, CRMC, founded in 1931, maintains research facilities in the United States and abroad (Los Angeles, San Francisco, New York, Washington, D.C., London, Geneva, Hong Kong, Singapore and Tokyo) with a staff of professionals, many of whom have significant investment experience. CRMC is located at 333 South Hope Street, Los Angeles, CA 90071 and at 6455 Irvine Center Drive, Irvine, CA 92618. CRMC is a wholly-owned subsidiary of The Capital Group Companies, Inc., a holding company for several investment management subsidiaries.

 Investment Advisory and Service Agreement - The Investment Advisory and Service Agreement (“Agreement”) between the Master Series and CRMC will continue in effect until December 31, 2009, unless sooner terminated, and may be renewed from year to year thereafter provided that any such renewal has been specifically approved at least annually by: (i) the Board, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Master Series; and (ii) the vote of a majority of trustees of the Master Series who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement provides that CRMC has no liability to the Master Series for its acts or omissions in the performance of its obligations to the Master Series not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreement.  The Agreement also provides that either party has the right to terminate it, without penalty; upon 60 days’ written notice to the other party and that the Agreement automatically terminates in the event of their assignment (as defined in the 1940 Act).

As compensation for its services, CRMC receives a monthly fee, which is accrued daily from each Master Portfolio, and indirectly from each Feeder Portfolio as a shareholder in its corresponding Master Fund, calculated at the annual rates of:

Master Fund	Annual Investment Advisory Fee

Asset Allocation Fund

0.5000% of the first $600 million;
0.4200% on next $600 million;
0.3600% on next $800 million;
0.3200% on next $1 billion;
0.2800% on next $2 billion;
0.2600% on next $3 billion; and
0.2500% on net assets in excess of $8 billion.

Bond Fund

0.48% on the first $600 million of net assets;
plus 0.44% on net assets greater than $600 million but not exceeding $1.0 billion;
plus 0.40 % on net assets greater than $1.0 billion but not exceeding $2.0 billion;
plus 0.38% on net assets greater than $2.0 billion but not exceeding $3.0 billion;
plus 0.36% on net assets greater than $3.0 billion but not exceeding $5.0 billion; and

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plus 0.34% on net assets in excess of $5.0 billion.

Growth Fund

0.50% on the first $600 million of net assets;
plus 0.45% on net assets greater than $600 million but not exceeding $1.0 billion;
plus 0.42% on net assets greater than $1.0 billion but not exceeding $2.0 billion;
plus 0.37% on net assets greater than $2.0 billion but not exceeding $3.0 billion;
plus 0.35% on net assets greater than $3.0 billion but not exceeding $5.0 billion;
plus 0.33% on net assets greater than $5.0 billion but not exceeding $8.0 billion;
plus 0.315% on net assets greater than $8.0 billion but not exceeding $13.0 billion;
plus 0.30% on net assets in excess of $13.0 billion but not exceeding $21 billion, plus 0.29% on net assets greater than $21.0 billion but not exceeding $27.0 billion, plus 0.285% on net assets greater than $27 billion but not exceeding $34 billion; and
plus 0.280% on net assets in excess of $34 billion.

Growth-Income Fund

0.50% on the first $600 million of net assets;
plus 0.45% on net assets greater than $600 million but not exceeding $1.5 billion;
plus 0.40% on net assets greater than $1.5 billion but not exceeding $2.5 billion;
plus 0.32% on net assets greater than $2.5 billion but not exceeding $4.0 billion;
plus 0.285% on net assets greater than $4.0 billion but not exceeding $6.5 billion;
plus 0.256% on net assets greater than $6.5 billion but not exceeding $10.5 billion; plus 0.242% on net assets greater than $10.5 billion but not exceeding $13.0 billion;
plus 0.235% on net assets greater than $13.0 billion but not exceeding $17.0 billion;
plus 0.23% on net assets greater than $17.0 billion but not exceeding $21.0 billion;
plus 0.225% on net assets greater than $21.0 billion but not exceeding $27.0 billion; and
plus 0.222% on net assets in excess of $27.0 billion.

International Fund

0.69% of the first $500 million of net assets;
plus 0.59% on net assets greater than $500 million but not exceeding $1.0 billion;
plus 0.53% on net assets greater than $1.0 billion but not exceeding $1.5 billion;
plus 0.50% on net assets greater than $1.5 billion but not exceeding $2.5 billion;
plus 0.48% on net assets greater than $2.5 billion but not exceeding $4.0 billion;
plus 0.47% on net assets greater than $4.0 billion but not exceeding $6.5 billion;
plus 0.46% on net assets greater than $6.5 billion but not exceeding $10.5 billion; and
plus 0.45% on net assets greater than $10.5 billion but not exceeding $17.0 billion;
plus 0.44% on net assets greater than $17.0 billion but not exceeding $21.0 billion;
plus 0.43% on net assets in excess of $21.0 billion.

The following identifies the fees indirectly paid by the Trust to CRMC for advisory services under the Agreement for the periods ended December 31, 2008, 2007 and 2006.

		Advisory Fee(1)
Feeder Portfolio	2008	2007	2006
ING American Funds Asset Allocation Portfolio	$26,361,000	N/A	N/A
ING American Funds Bond Portfolio	$21,584,000	N/A	N/A
ING American Funds Growth Portfolio	$83,525,000	$93,790,000	$79,939,000
ING American Funds Growth-Income Portfolio	$65,897,000	$75,627,000	$64,732,000
ING American Funds International Portfolio	$46,787,000	$50,363,000	$38,670,000

(1)	Since the Investment Advisory and Service Agreement for the Master Funds is a tiered structure, the actual amounts received by CRMC may have been different. Amounts shown are rounded to thousands.

For more information regarding the sub-adviser of the Master Funds and for information regarding the Master Funds’ sub-adviser’s compensation, other accounts managed by the Master Funds’ sub-adviser and the Master Funds’ sub-adviser’s ownership of securities in the Feeder Portfolios, see the Master Funds’ statement of additional information which is delivered together with this SAI.

ADMINISTRATOR

ING Funds Services, LLC (“ING Funds Services” or “Administrator”) serves as Administrator for the Feeder Portfolios pursuant to the Administration Agreement with the Trust.  Its principal place of business is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.  Subject to the supervision of the Board, the Administrator provides all administrative services necessary for the operation of the Feeder Portfolios, except

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for those services performed by ING Investments under the Advisory Agreement, the custodian under the Custodian Agreement, the transfer agent under the Transfer Agency Agreement and such other service providers as may be retained by the Feeder Portfolios from time to time.  The Administrator acts as a liaison among these service providers to the Feeder Portfolios.  ING Funds Services also furnishes the Feeder Portfolios with adequate personnel, office space, communications facilities and other facilities necessary for the operation of the Feeder Portfolios.  These services include preparation of annual and other reports to shareholders and to the SEC.  ING Funds Services also handles the filing of federal, state and local income tax returns not being furnished by other service providers.  The Administrator is also responsible for monitoring the Feeder Portfolios’ compliance with applicable legal requirements and with their investment policies and restrictions for the Feeder Portfolios.

According to the Administration Agreement, the Administrator will pay all expenses incurred by it in connection with its activities, except such expenses as are assumed by the Trust under this Agreement, including, without limitation, the expenses of preparing registration statements including prospectuses and statements of additional information, shareholder reports and notices, proxy materials, and other documents filed with governmental agencies.

The Administration Agreement with ING Funds Services may be cancelled by the Trust on behalf of a Feeder Portfolio, without payment of any penalty, by a vote of a majority of the Trustees upon sixty (60) days’ written notice to the Administrator, or by the Administrator at any time, without the payment of any penalty upon sixty (60) days’ written notice to the Trust.

During periods when the Feeder Portfolios invest directly in investment securities, each Feeder Portfolio pays the Administrator an annual fee, payable monthly in arrears, equal to 0.10% of average daily net assets. When the Feeder Portfolio invests substantially all of its assets in another investment company, the Feeder Portfolio will not pay the Administrator any fees.  Each Feeder Portfolio anticipates investing substantially all of its assets in other investment companies. The Administrator is a wholly-owned subsidiary of ING Groep and the immediate parent company of the ING Investments.

For the fiscal years ended December 31, 2008, 2007, and 2006, the Administrator did not receive any fees pursuant to the Administration agreement.

DISTRIBUTION OF TRUST SHARES

Shares of each Feeder Portfolio are distributed by ING Funds Distributor pursuant to a distribution agreement (“Distribution Agreement”) between the Trust, on behalf of each Feeder Portfolio, and ING Funds Distributor (“Distributor”).  ING Funds Distributor is a Delaware limited liability company with its principal offices at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.  The Distribution Agreement requires the Distributor to use its reasonable best efforts to solicit purchases of shares of the Feeder Portfolios.  Nothing in the Distribution Agreement protects the Distributor against any liability to the Trust or its shareholders to which the Distributor would otherwise be subject by reason of willful misfeasance, bad faith or negligence in the performance of the Distributor’s duties under the agreement or by reason of the Distributor’s reckless disregard of its obligations and duties under the agreement.  The Distributor is entitled to receive a fee described in any distribution plan adopted by the Trust pursuant to Rule 12b-1 under the 1940 Act (“Rule 12b-1 Plan”).

The Distribution Agreement will remain in effect from year to year with respect to each Feeder Portfolio only if, after an initial term, continuance is approved annually by a majority of the Trustees, including a majority of those Trustees who are not interested persons (as defined in the 1940 Act) or by a vote of a majority of the outstanding voting securities of such Feeder Portfolio.  The Distribution Agreement may be terminated as to a particular Feeder Portfolio at any time on sixty (60) days’ written notice, without the payment of any penalty, by the Trust (by vote of a majority of the Board or by a vote of a majority of the outstanding voting securities of such Feeder Portfolio) or by the Distributor.  The Distribution Agreement terminates automatically in the

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event of its assignment as described in the 1940 Act and the rules and interpretations thereunder.  ING Funds Distributor, like ING Investments, is an indirect, wholly-owned subsidiary of ING Groep.

Rule 12b-1 Plans of the Feeder Portfolios

The Trust has adopted a distribution plan in accordance with Rule 12b-1 under the 1940 Act on behalf of each Feeder Portfolio.  The 12b-1 Plan provides that the Feeder Portfolios shall pay a distribution fee (“Distribution Fee”), for distribution services including payments to ING Funds Distributor at annual rates not to exceed 0.50% of the average daily net assets of such Feeder Portfolios for distribution services.  The Distributor may use all or any portion of such Distribution Fee to pay for expenses of printing prospectuses and reports used for sales purposes, expenses of the preparation and printing of sales literature and other such distribution-related expenses.  The 12b-1 Plan was approved by all of the Trustees, including all of the Trustees who are not “interested persons” of the Trust, as defined in the 1940 Act, and who have no direct or indirect financial interest in the operation of the 12b-1 Plan.

Since the Distribution Fees are directly tied to expenses, the amount of the Distribution Fees paid by a Feeder Portfolio during any year may be more or less than actual expenses incurred pursuant to the Distribution Plan.  For this reason, this type of arrangement is characterized by the staff of the SEC as being of the “reimbursement variety” (in contrast to “compensation” arrangements by which a distributor’s payments are directly linked to its expenses).  The Feeder Portfolios, however, are not liable for any distribution expenses incurred in excess of the Distribution Fee paid.

The 12b-1Plan permits the Feeder Portfolios to pay the Distributor for remittances to an insurance company or any affiliate thereof, in order to compensate the insurance company or an affiliate thereof for costs incurred or paid in an amount not to exceed 0.50% of the average daily net assets of such Feeder Portfolio attributable to an insurance company’s Variable Contract owners during that quarterly period.  Expenses payable pursuant to the 12b-1 Plan include, but are not limited to, the following costs: (a) printing and mailing prospectuses and reports to prospective Variable Contract owners; (b) relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials intended for use by the insurance companies; (c) holding seminars and sales meetings designed to promote sales of the Feeder Portfolios’ shares; (d) obtaining information and providing explanations to variable contract owners regarding the Feeder Portfolios’ investment objectives and policies and other information about the Feeder Portfolios; (e) compensating sales personnel in connection with the allocation of cash values and premiums of the Variable Contracts; (f) training sales personnel regarding the Feeder Portfolios; (g) personal service and/or maintenance of Variable Contract owners’ accounts with respect to the Feeder Portfolios’ accounts; and (h) financing any other activity that the Trust’s Board determines is primarily intended to result in the sale of the Feeder Portfolios’ shares.  The Distributor provides the Trustees, for their review on a quarterly basis, a written report of the amounts expended under the 12b-1Plan.  The 12b-1 Plan is subject to annual approval by the Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operations of the 12b-1 Plan, cast in-person at a meeting called for that purpose.  The 12b-1 Plan is terminable at any time, without penalty, by a vote of a majority of the Independent Trustees or by vote of a majority of the outstanding shares of each of the Feeder Portfolios.  The 12b-1 Plan may not be amended to increase materially the amount that may be spent for distribution by the Feeder Portfolios without the approval of a majority of the outstanding shares of each of the Feeder Portfolios.  Once terminated, no further payments shall be made under the 12b-1 Plan notwithstanding the existence of any unreimbursed current or carried forward distribution expenses.

The 12b-1 Plan was adopted because of its anticipated benefit to the Feeder Portfolios.  These anticipated benefits include increased promotion and distribution of the Feeder Portfolios’ shares, an enhancement in the Feeder Portfolios’ ability to maintain accounts and improve asset retention and increased stability of net assets for the Feeder Portfolios.

Payments made as of the fiscal year ended December 31, 2008 under the 12b-1 Plan, are as follows:

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Feeder Portfolios	Distribution Fees (Rule 12b-1 Plan)
ING American Funds Asset Allocation Portfolio
Advertising	—
Printing	—
Salaries & Commissions	—
Broker Servicing	$125,770
Miscellaneous	—
Total	$125,770
ING American Funds Bond Portfolio
Advertising	—
Printing	—
Salaries & Commissions	—
Broker Servicing	$201,743
Miscellaneous	—
Total	$201,743
ING American Funds Growth Portfolio
Advertising	—
Printing	—
Salaries & Commissions	—
Broker Servicing	$6,406,316
Miscellaneous	—
Total	$6,406,316
ING American Funds Growth-Income Portfolio
Advertising	—
Printing	—
Salaries & Commissions	—
Broker Servicing	$4,300,217
Miscellaneous	—
Total	$4,300,217
ING American Funds International Portfolio
Advertising	—
Printing	—
Salaries & Commissions	—
Broker Servicing	$4,029,157
Miscellaneous	—
Total	$4,029,157

Rule 12b-1 Plans of the Master Funds

The Master Series has adopted a Plan of Distribution (“Master Fund Plan”) for its Class 2 shares, pursuant to Rule 12b-1 Plan under the 1940 Act.  Under the Master Fund Plan, the Master Series will pay 0.25% of each Master Fund’s average net assets annually (Class 2 shares only) to finance any distribution activity which is primarily intended to benefit the Class 2 shares of the Series, provided that the Board of the Master Series has approved the categories of expenses for which payment is being made.  Shareholders of the Class 2 shares of a Master Fund, including a Feeder Portfolio, pay only their proportionate share of a Master Fund Plan’s expenses.

The following identifies the distribution fees indirectly paid by the Trust to CRMC for the period ended December 31, 2008.

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Feeder Portfolio	Distribution Fee(1) 2008
ING American Funds Asset Allocation Portfolio	$326,590
ING American Funds Bond Portfolio	$724,074
ING American Funds Growth Portfolio	$10,882,019
ING American Funds Growth-Income Portfolio	$7,228,012
ING American Funds International Portfolio	$6,867,861

(1)  Estimated indirect Distribution Fees would have been received by American Funds Distributors, Inc., an affiliate of CRMC.  Amounts shown are rounded to the nearest thousand.

For additional information regarding the Master Fund Plans, see the Master Funds’ statement of additional information which is delivered together with this SAI.

Fund Participation Agreement

The Trust, on behalf of the Feeder Portfolios, has entered into a Fund Participation Agreement that governs the relationship between the Feeder Portfolios and the insurance company separate accounts that will offer the Feeder Portfolios as investment options for eligible variable life insurance policies and variable insurance contracts.  The Fund Participation Agreement addresses, among other things, the provision of certain services to contract owners, the allocation of certain marketing- and service-related expenses and the provision and accuracy of offering materials. The Series, an open-end management investment company that is a business trust organized under the laws of the Commonwealth of Massachusetts, has received a “Mixed and Shared Funding Order” from the SEC granting relief from certain provisions of the 1940 Act and the rules thereunder to the extent necessary to permit shares of the Master Funds to be sold to variable annuity and life insurance Separate Accounts of unaffiliated insurance companies.

Under the terms of the Fund Participation Agreement, the Series reserves the right to suspend or terminate sales of shares of the Master Funds to the Feeder Portfolios if such action is required by law, or if the Board of Trustees of the Series, while exercising its independent judgment and acting in good faith and in light of its fiduciary duties under federal law and any applicable state laws, deems it necessary, appropriate, and in the best interests of the Series and its shareholders, or in response to the order of an appropriate regulatory authority.  In addition, the Trust reserves the right to terminate purchases of shares of the Master Funds by the Trust and the Feeder Portfolios if such action is required by law, or if the Board, while exercising its independent judgment and acting in good faith and in light of its fiduciary duties under federal law and any applicable state laws, deems it necessary, appropriate, and in the best interests of the Series and its shareholders, or in response to the order of an appropriate regulatory authority.

CODE OF ETHICS

The Feeder Portfolios, ING Investments, the Master Funds’ investment adviser, and the Distributor have adopted a code of ethics (“Code of Ethics” or written supervisory procedures) governing personal trading activities of all Trustees, officers of the Feeder Portfolios and Master Funds and persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by each Feeder Portfolio and Master Funds or obtain information pertaining to such purchase or sale.  The Code of Ethics is intended to prohibit fraud against the Feeder Portfolios that may arise from personal trading of securities that may be purchased or held by the Feeder Portfolios or the Feeder Portfolios’ shares.  The Code of Ethics also prohibits short-term trading of each Feeder Portfolio by persons subject to the Code of Ethics. Personal trading is permitted by such persons subject to certain restrictions.  However such persons are generally required to pre-clear all security transactions with the Feeder Portfolios’ Compliance Officer or his/her designee and to report all transactions on a regular basis.

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DISCLOSURE OF THE FEEDER PORTFOLIOS’ PORTFOLIO SECURITIES

Each Feeder Portfolio is required to file its complete portfolio holdings schedule with the SEC on a quarterly basis.  This schedule is filed with each Feeder Portfolio’s annual and semi-annual shareholder reports on Form N-CSR for the second and fourth fiscal quarters and on Form N-Q for the first and third fiscal quarters.

In addition, each Feeder Portfolio posts its complete portfolio holdings schedule on ING Fund’s website on a calendar-quarter basis and it is available 30 calendar days following the end of the previous calendar quarter.  The portfolio holdings schedule is as of the last day of the previous calendar quarter (i.e., each Feeder Portfolio will post the quarter-ending June 30 holdings on July 31).  A Portfolio may also post its complete or partial portfolio holdings on its website as of a specified date.

Each Feeder Portfolio also compiles a list of their ten largest holdings (“Top Ten”).  This information is produced monthly and is made available on ING Fund’s website on the tenth day of each month.  The Top Ten holdings information is as of the last day of the previous month.

Investors (both individual and institutional), financial intermediaries that distribute each Feeder Portfolio’s shares, and most third parties may receive a Feeder Portfolio’s annual or semi-annual shareholder reports, or view the Feeder Portfolios’ complete portfolio holdings schedule on ING Funds’ website.  The Top Ten list also is provided in quarterly Feeder Portfolio descriptions that are included in the offering materials of variable life insurance products and variable annuity contracts.

Other than in regulatory filings or on ING Fund’s website, a Feeder Portfolio may provide its complete portfolio holdings to certain unaffiliated third parties and affiliates when a Feeder Portfolio has a legitimate business purpose for doing so.  Unless otherwise noted below, a Feeder Portfolio’s disclosure of its portfolio holdings will be on an as-needed basis, with no lag time between the date of which the information is requested and the date the information is provided.  Specifically, the Feeder Portfolios’ disclosure of their portfolio holdings may include disclosure:

•                  to the Feeder Portfolios’ independent registered public accounting firm, named herein, for use in providing audit opinions, on an as-needed basis;

•                  to financial printers for the purpose of preparing the Feeder Portfolios’ regulatory filings;

•                  for the purpose of due diligence regarding a merger or acquisition;

•                  to a new adviser or sub-adviser prior to the commencement of its management of the Feeder Portfolios;

•                  to rating and ranking agencies such as Bloomberg, Morningstar, Lipper and S&P, and such agencies may receive more raw data from the Feeder Portfolios than is posted on the Feeder Portfolios’ website;

•                  to consultants for use in providing asset allocation advice in connection with an investment by affiliated funds-of-funds in the Feeder Portfolios;

•                  to service providers, such as proxy voting and class action services providers, on a daily basis, in connection with their providing services benefiting the Feeder Portfolios; or

•                  to a third party for purposes of effecting in-kind redemptions of securities to facilitate orderly redemption of Feeder Portfolio assets and minimal impact on remaining Feeder Portfolio shareholders.

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In all instances of such disclosure, the receiving party, by agreement, is subject to a duty of confidentiality, including a duty not to trade on such information.

The Feeder Portfolios’ Board has adopted policies and procedures (“Policies”) designed to ensure that disclosure of information regarding the Feeder Portfolios’ portfolio securities is in the best interests of the Feeder Portfolios’ shareholders, including procedures to address conflicts between the interests of the Feeder Portfolios’ shareholders on the one hand, and those of the ING Investments, principal underwriter or any affiliated person of the Feeder Portfolios, its investment adviser, or its principal underwriter on the other.  Such Policies authorize the Feeder Portfolios’ Administrator to implement the Board’s policies and direct Administrator to document the expected benefit to shareholders.  Among other considerations, the Administrator is directed to consider whether such disclosure may create an advantage for the recipient or its affiliates or their clients over that of a Feeder Portfolio’s shareholders. Similarly, the Administrator is directed to consider, among other things, whether the disclosure of portfolio holdings creates a conflict between the interests of shareholders and the interests of the ING Investments, principal underwriter and their affiliates.  The Board has authorized the senior officers of the Feeder Portfolios’ Administrator to authorize the release of the Feeder Portfolios’ portfolio holdings, as necessary, in conformity with the foregoing principles and to monitor for compliance with the Policies.  The Feeder Portfolios’ administrator reports quarterly to the Board regarding the implementation of the Policies.

The Feeder Portfolios have the following ongoing arrangements with certain third parties to provide the Feeder Portfolios’ portfolio holdings:

Party	Purpose	Frequency	Time Lag Between Date of Information and Date Information Released
ISS Governance Services, a unit of RiskMetrics Group, Inc.	Proxy Voting & Class Action Services	Daily	None
Charles River Development	Compliance	Daily	None

All of the arrangements in the table above are subject to the Policies adopted by the Board to ensure such disclosure is for a legitimate business purpose and is in the best interests of the Feeder Portfolios and their shareholders.  The Feeder Portfolios’ Board must approve any material change to the Policies.  The Policies may not be waived, or exceptions made, without the consent of ING’s Legal Department.  All waivers and exceptions involving any of the Feeder Portfolios will be disclosed to the Feeder Portfolios’ Board no later than its next regularly scheduled quarterly meeting.  No compensation or other consideration may be received by the Feeder Portfolios, ING Investments, or any other party in connection with the disclosure of portfolio holdings in accordance with the Policies.

PROXY VOTING PROCEDURES

When a Feeder Portfolio is a feeder in a master/feeder structure, it passes votes requested by the Master Fund to its shareholders.  This means that, if a Feeder Portfolio is solicited by the Master Fund, it will request instructions from its own shareholders, through the holders of Variable Contracts, as to the manner in which to vote its interest in the Master Fund.  Proxies for the portfolio securities of the Master Fund will be voted pursuant to the Master Fund’s proxy voting policies and procedures.  The following procedures apply only if the Feeder Portfolios are removed from the master/feeder structure.  The Board has adopted proxy voting procedures and guidelines to govern the voting of proxies relating to the Feeder Portfolios’ portfolio securities.  The procedures delegate to ING Investments the authority to vote proxies relating to portfolio securities and provide a method for responding to potential conflicts of interest.  In delegating voting authority to ING Investments, the Board has also approved ING Investments’ proxy voting procedures, which require ING Investments to vote proxies in accordance with the Feeder Portfolios’ proxy voting procedures and guidelines.  An independent proxy voting service has been retained to assist in the voting of Feeder Portfolio proxies through the provision of vote analysis, implementation and record keeping, and disclosure services.  In addition, the Compliance Committee oversees the implementation of the Feeder Portfolios’ proxy voting

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procedures.  A copy of the proxy voting procedures and guidelines of the Feeder Portfolios, including procedures of ING Investments, is attached hereto as Appendix B.  No later than August 31st of each year, information is available through the ING Funds’ website (www.INGFunds.com) regarding how to locate information in the SEC’s EDGAR database (www.sec.gov) on how each Master Fund voted proxies relating to portfolio securities for the one-year period ending June 30th.  Information regarding how the Feeder Portfolios voted proxies, if any, regarding portfolio securities during the same period is also available by August 31st through the ING Funds’ website or the SEC’s EDGAR database.

FEEDER PORTFOLIO TRANSACTIONS AND BROKERAGE

Brokerage and Research Services

The brokerage commission for each of the Feeder Portfolios is paid at each Feeder Portfolio’s Master Fund level.  For information regarding portfolio brokerage of each Master Fund see the Master Funds’ statement of additional information which is delivered together with this SAI.

The following procedures apply only if the Feeder Portfolios are removed from the master/feeder structure.

The Adviser for each Feeder Portfolio places orders for the purchase and sale of investment securities for the Fund, pursuant to authority granted in the relevant Investment Advisory Agreement.  Subject to policies and procedures approved by the Trust’s Board, the Adviser has discretion to make decisions relating to placing these orders, including, where applicable, selecting the brokers or dealers that will execute the purchase and sale of investment securities, negotiating the commission or other compensation paid to the broker or dealer executing the trade, or using an electronic trading network (“ECN”) or alternative trading system (“ATS”).

How Securities Transactions are Effected

Purchases and sales of securities on a securities exchange (which include most equity securities) are effected through brokers who charge a commission for their services.  In transactions on securities exchanges in the United States, these commissions are negotiated, while on many foreign securities exchanges commissions are fixed.  Securities traded in the over-the-counter markets (such as fixed income securities and some equity securities) are generally traded on a “net” basis with market makers acting as dealers; in these transactions, the dealers act as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer.  Transactions in certain over-the counter securities also may be effected on an agency basis, when, in the Adviser’s opinion, the total price paid (including commission) is equal to or better than the best total price available from a market maker.  In underwritten offerings, securities are usually purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount.  On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.  The Adviser may also place trades using an ECN or ATS.

How the Adviser Selects Broker-Dealers

The Adviser has a duty to seek to obtain best execution of each Feeder Portfolio’s orders, taking into consideration a full range of factors designed to produce the most favorable overall terms reasonably available under the circumstances.  In selecting brokers and dealers to execute trades, the Adviser may consider both the characteristics of the trade and the full range and quality of the brokerage services available from eligible broker dealers.  This consideration often involves qualitative as well as quantitative judgments.  Factors relevant to the nature of the trade may include, among others, price  (including the applicable brokerage commission or dollar spread), the size of the order, the nature and characteristics (including liquidity) of the market for the security, the difficulty of execution, the timing of the order, potential market impact, and the

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need for confidentiality, speed, and certainty of execution.  Factors relevant to the  range and quality of brokerage services available from eligible brokers and dealers may include, among others, the firms’ execution, clearance, settlement, and other operational facilities; willingness and ability to commit  capital or take risk in positioning a block of securities, where necessary; special expertise in particular securities or markets; ability to provide liquidity, speed and anonymity; the nature and quality of other brokerage and research services provided to the Adviser (consistent with the “safe harbor” described below); and the firms’ general reputation, financial condition and responsiveness to the Adviser, as demonstrated in the particular transaction or other transactions.  Subject to its duty to seek best execution of each Feeder Portfolio’s orders, the Adviser may select broker-dealers that participate in commission recapture programs that have been established for the benefit of the Feeder Portfolios. Under these programs, the participating broker-dealers will return to a Feeder Portfolio (in the form of a credit to the Feeder Portfolio) a portion of the brokerage commissions paid to the broker-dealers by the Feeder Portfolio.  Theses credits are used to pay certain expenses of the Feeder Portfolio. These commission recapture payments benefit the Feeder Portfolios, and not the Adviser.

The Safe Harbor for Soft Dollar Practices

In selecting broker-dealers to execute a trade for a Feeder Portfolio, the Adviser may consider the nature and quality of brokerage and research services provided to the Adviser as a factor in evaluating the most favorable overall terms reasonably available under the circumstances.  As permitted by Section 28(e) of the 1934 Act, the Adviser may cause a Feeder Portfolio to pay a broker-dealer a commission for effecting a securities transaction for a Feeder Portfolio that is in excess of the commission which another broker-dealer would have charged for effecting the transaction, if the Adviser makes a good faith determination that the broker’s commission paid by the Feeder Portfolio is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer, viewed in terms of either the particular transaction or the Adviser’s overall responsibilities to the Feeder Portfolio and its other investment advisory clients.  The practice of using a portion of a Feeder Portfolio’s commission dollars to pay for brokerage and research services provided to the Adviser is sometimes referred to as “soft dollars.”  Section 28(e) is sometimes referred to as a “safe harbor,” because it permits this practice, subject to a number of restrictions, including the Adviser’s compliance with certain procedural requirements and limitations on the type of brokerage and research services that qualify for the safe harbor.

Brokerage and Research Products and Services Under the Safe Harbor — Research products and services may include, but are not limited to, general economic, political, business  and market information and reviews, industry and company information and reviews, evaluations of securities and recommendations as to the purchase and sale of securities, financial data on a company or companies, performance and risk measuring services and analysis, stock price quotation services, computerized historical financial databases and related software, credit rating services, analysis of corporate responsibility issues, brokerage analysts’ earning estimates, computerized links to current market data, software dedicated to research, and portfolio modeling. Research services may be provided in the form of reports, computer-generated data feeds and other services, telephone contacts, and personal meetings with securities analysts, as well as in the form of meetings arranged with corporate officers and industry spokespersons, economists, academics and governmental representatives.  Brokerage products and services assist in the execution, clearance and settlement of securities transactions, as well as functions incidental thereto, including but not limited to related communication and connectivity services and equipment, and software related to order routing, market access, algorithmic  trading, and other trading activities.   On occasion, a broker-dealer may furnish the Adviser with a service that has a mixed use (that is, the service is used both for brokerage and research activities that are within the safe harbor and for other activities).  In this case, the Adviser is required to reasonably allocate the cost of the service, so that any portion of the service that does not qualify for the safe harbor is paid for by the Adviser from its own funds, and not by portfolio commissions paid by a Feeder Portfolio.

Benefits to the Adviser - Research products and services provided to the Adviser by broker-dealers that effect securities transactions for a Feeder Portfolio may be used by the Adviser in servicing all of its accounts.

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Accordingly, not all of these services may be used by the Adviser in connection with that Feeder Portfolio or any of the Feeder Portfolios.  Some of these products and services are also available to the Adviser for cash, and some do not have an explicit cost or determinable value.  The research received does not reduce the advisory fees payable to the Adviser for services provided to the Feeder Portfolio.  The Adviser’s  expenses would likely increase if the Adviser had to generate these research products and services through its own efforts, or if it paid for these products or services itself.

Broker-Dealers that are Affiliated with the Adviser

Portfolio transactions may be executed by brokers affiliated with the ING Groep or ING Investments, so long as the commission paid to the affiliated broker is reasonable and fair compared to the commission that would be charged by an unaffiliated broker in a comparable transaction.

Prohibition on Use of Brokerage Commissions for Sales or Promotional Activities

The placement of portfolio brokerage with broker-dealers who have sold shares of a Feeder Portfolio is subject to rules adopted by the SEC and the Financial Industry Regulatory Authority (“FINRA”).  Under these rules, the Adviser may not consider a broker’s promotional or sales efforts on behalf of any Feeder Portfolio when selecting a broker-dealer for a Feeder Portfolio’s portfolio transactions, and neither the Feeder Portfolios nor the Adviser may enter into an agreement under which a Feeder Portfolio directs brokerage transactions (or revenue generated from such transactions) to a broker dealer to pay for distribution of Feeder Portfolio shares.  The Feeder Portfolios have adopted policies and procedures, approved by the Board, that are designed to attain compliance with these prohibitions.

Principal Trades and Research

Purchases of securities for a Feeder Portfolio also may be made directly from issuers or from underwriters. Purchase and sale transactions may be effected through dealers which specialize in the types of securities which the Feeder Portfolio will be holding. Dealers and underwriters usually act as principals for their own account. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter which has provided such research or other services as mentioned above.

More Information about trading in Fixed-Income Securities

Purchases and sales of fixed-income securities will usually be principal transactions. Such securities often will be purchased or sold from or to dealers serving as market makers for the securities at a net price. Each Feeder Portfolio may also purchase such securities in underwritten offerings and will, on occasion, purchase securities directly from the issuer. Generally, fixed-income securities are traded on a net basis and do not involve brokerage commissions. The cost of executing fixed-income securities transactions consists primarily of dealer spreads and underwriting commissions.

In purchasing and selling fixed-income securities, it is the policy of each Feeder Portfolio to obtain the best results, while taking into account the dealer’s general execution and operational facilities, the type of transaction involved and other factors, such as the dealer’s risk in positioning the securities involved. While the Adviser generally seeks reasonably competitive spreads or commissions, the Feeder Portfolios will not necessarily pay the lowest spread or commission available.

Transition Management

Changes in Adviser and investment personnel and reorganizations of Feeder Portfolios may result in the sale of a significant portion or even all of a Feeder Portfolio’s portfolio securities.  This type of change will increase

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trading costs and the portfolio turnover for the affected Feeder Portfolio.  The Feeder Portfolio or the Adviser may engage a broker-dealer to provide transition management services in connection with a change in adviser or a reorganization or other changes.

Allocation of Trades

Some securities considered for investment by a Feeder Portfolio may also be appropriate for other clients served by that Feeder Portfolio’s Adviser. If the purchase or sale of securities consistent with the investment policies of a Feeder Portfolio and one or more of these other clients is considered at or about the same time, transactions in such securities will be placed on an aggregate basis and allocated among the Feeder Portfolio and such other clients in a manner deemed fair and equitable, over time, by the Adviser and consistent with the Adviser’s written policies and procedures.  The Adviser may use different methods of allocating the results aggregated trades.  The Adviser’s relevant policies and procedures and the results of aggregated trades in which a Feeder Portfolio participated are subject to periodic review by the Board.  To the extent any of the Feeder Portfolios seek to acquire (or dispose of) the same security at the same time, one or more of the Feeder Portfolios may not be able to acquire (or dispose of) as large a position in such security as it desires, or it may have to pay a higher (or receive a lower) price for such security. It is recognized that in some cases, this system could have a detrimental effect on the price or value of the security insofar as the Feeder Portfolio is concerned.  However, over time, a Feeder Portfolio’s ability to participate in aggregate trades is expected to provide better execution for the Feeder Portfolio.

Cross-Transactions

The Board has adopted a policy allowing trades to be made between affiliated registered investment companies or series thereof provided they meet the terms of Rule 17a-7 under the 1940 Act.

FEEDER PORTFOLIO TURNOVER

The portfolio turnover of each Master Fund is described in the prospectus for the Master Funds which is delivered together with the Prospectus for the Feeder Portfolios.

Determination of Net Asset Value of the Feeder Portfolios

As noted in the Prospectus, the net asset value (“NAV”) and offering price of each class of each Feeder Portfolio’s shares will be determined each once daily as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE) during each day on which the NYSE is open for trading.  As of the date of this SAI, the NYSE is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  Feeder Portfolio shares will not be priced on these days.  On these days, securities held by a Master Fund may nevertheless be actively traded and the value of a Feeder Portfolio’s share could be indirectly affected.  The NAV per share of each class of each Feeder Portfolio is calculated by taking the value of the Feeder Portfolio’s assets attributable to that class, subtracting the Feeder Portfolio’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding.  The NAVs of the Feeder Portfolios are determined based upon the NAVs of the Master Funds.  Determination of the NAVs of the Master Funds is the responsibility of the Master Funds and not the Feeder Portfolios’.

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Determination of Net Asset Value of the Master Funds

Securities of each Master Fund are valued at their NAV.  For information regarding the determination of NAV of each Master Fund, see the Master Funds’ statement of additional information which is delivered together with this SAI.

PERFORMANCE INFORMATION

The Trust may, from time to time, include the yield and the total return of the Feeder Portfolios in advertisements or sales literature.  In the case of Variable Contracts, performance information for a Feeder Portfolio will not be advertised or included in sales literature unless accompanied by comparable performance information for the separate account to which the Feeder Portfolio offers its shares.

Quotations of yield for the Feeder Portfolios will be based on all investment income per share earned during a particular thirty 30-day period (including dividends and interest and calculated in accordance with a standardized yield formula adopted by the SEC), less expenses accrued during the period (“net investment income”), and are computed by dividing net investment income by the maximum offering price per share on the last day of the period according to the following formula:

YIELD = 2 [((a-b)/cd + 1)^6 - 1]

where,

a = dividends and interest earned during the period,

b = expenses accrued for the period (net of reimbursements),

c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and

d = the maximum offering price per share on the last day of the period.

Quotations of average annual total return for a Feeder Portfolio will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Feeder Portfolio over certain periods that will include periods of one, five, and ten years (or, if less, up to the life of the Feeder Portfolio), calculated pursuant to the following formula: P (1 + T)^n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period).  Quotations of total return may also be shown for other periods.  All total return figures reflect the deduction of a proportional share of Feeder Portfolio expenses on an annual basis and assume that all dividends and distributions are reinvested when paid.

The following are the Feeder Portfolios’ average annual total returns for the periods indicated for each year ended December 31:

	1 Year	5 Years	Since Inception of Feeder Portfolios	Inception Date of Feeder Portfolios
ING American Funds Asset Allocation Portfolio	N/A	N/A	(27.40)%	4/28/08
ING American Funds Bond Portfolio	(9.71)%	N/A	(8.69)%	11/12/07
ING American Funds Growth Portfolio	(44.29)%	(2.45)%	(0.99)%	9/2/03
ING American Funds Growth-Income Portfolio	(38.19)%	(3.06)%	(1.26)%	9/2/03
ING American Funds International Portfolio	(42.46)%	3.12%	5.64%	9/2/03

Each Feeder Portfolio may be categorized as to its market capitalization make-up (“large-cap,” mid-cap” or “small-cap”) with regard to the market capitalization of the issuers whose securities it holds.  A Feeder Portfolio average or median market capitalization may also be cited. Certain other statistical measurements may be used to provide measures of a Feeder Portfolio’s characteristics.  Some of these statistical measures include, without limitation: median or average P/E ratios, duration, and beta.  Median and average P/E ratios are measures describing the relationship between the price of a Feeder Portfolio’s various securities and their

48

earnings per share.  Duration is a weighted-average term-to-maturity of the bond’s cash flows, the weights being present value of each cash flow as a percentage of the bond’s full price.

Beta is a historical measure of a portfolio’s market risk; a Beta of 1.10 indicates that the Feeder Portfolio’s returns tended to be 10% higher than the market return during periods in which market returns were positive.   The converse is also true:  a Beta of 0.90 indicates that the Feeder Portfolio’s returns tended to be 10% lower than the market return during periods in which market returns were negative.

Performance information for a Feeder Portfolio may be compared, in advertisements, sales literature, and reports to shareholders to: (i) the S&P 500® Composite Stock Price (S&P 500®”) Index , the S&P 1500 Supercomposite Healthcare Sector Index, the S&P/Barra Value Index, the S&P MidCap 400 Index, the S&P SmallCap 600 Index, the Dow Jones Industrial Average (“DJIA”), the Goldman Sachs Internet Index, the Barclays Capital Government Bond Index (formerly, Lehman Brothers® Government Bond Index), the Barclays Capital U.S. Government/Credit Bond Index (formerly, Lehman Brothers® U.S. Government/Credit Bond Index), the Barclays Capital U.S. Aggregate Bond Index (formerly, Lehman Brothers U.S. Aggregate Bond Index®), the Barclays Capital Government/Credit Bond 1-3 Year Index (formerly, Lehman Brothers® Government/Credit Bond 1-3 Year Index), the iMoneyNet First Tier Retail Index, the Merrill Lynch High Yield Cash Pay Index, the Merrill Lynch U.S. High Yield BB-B Rated Index, the NASDAQ Composite Index, the Morgan Stanley Capital International Inc.’s (“MSCI”) Europe, Australasia, and Far East® (“EAFE®”) Index, the MSCI All Country World Index™, the MSCI Emerging Markets Index™, the MSCI World Index™, the Russell Midcap® Index, the Russell Midcap® Growth Index, the Russell 1000® Index, the Russell 1000® Growth, the Russell 1000® Value, the Russell 2000® Index, the Russell 3000® Index, the Wilshire Real Estate Securities Index, or other indices that measure performance of a pertinent group of securities; (ii) other groups of mutual funds tracked by Lipper Analytical Services, Inc., a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets; or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Feeder Portfolio.  Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

Reports and promotional literature may also contain other information including: (i) the ranking of any Feeder Portfolio derived from rankings of mutual funds or other investment products tracked by Lipper Analytical Services, Inc. or by other rating services, companies, publications, or other persons who rank mutual funds or other investment products on overall performance or other criteria; and (ii) the effect of tax deferred compounding on a Feeder Portfolio’s investment returns, or returns in general, which may by illustrated by graphs, charts, or otherwise, and which may include a comparison, at various points in time, of the return from an investment in a Feeder Portfolio (or returns in general) on a tax-deferred basis (assuming one or more tax rates) with the return on a taxable basis.

In addition, reports and promotional literature may contain information concerning ING Investments, CRMC, the investment adviser of the Master Funds, or affiliates of the Trust, ING Investments, or CRMC, including: (i) performance rankings of other mutual funds managed by the investment adviser, or the individuals employed by CRMC who exercise responsibility for the day-to-day management of a Feeder Portfolio or Master Fund, including rankings of mutual funds published by Morningstar, Inc., Value Line Mutual Fund Survey, or other rating services, companies, publications, or other persons who rank mutual funds or other investment products on overall performance or other criteria; (ii) lists of clients, the number of clients, or assets under management; and (iii) information regarding services rendered by ING Investments, including information related to the selection and monitoring of investment advisers.  Reports and promotional literature may also contain a description of the type of investor for whom it could be suggested that a Feeder Portfolio is intended, based upon each Feeder Portfolio’s investment objectives.

In the case of Variable Contracts, quotations of yield or total return for a Feeder Portfolio will not take into account charges and deductions against any Separate Accounts to which the Feeder Portfolio shares are sold or

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charges and deductions against the life insurance policies or annuity contracts issued by ING USA, although comparable performance information for the Separate Account will take such charges into account.  Performance information for any Feeder Portfolio reflects only the performance of a hypothetical investment in the Feeder Portfolio during the particular time period on which the calculations are based.  Performance information should be considered in light of the Feeder Portfolio’s investment objective or objectives and investment policies, the characteristics and quality of the Feeder Portfolios, the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

TAXES

Shares of the Feeder Portfolios may be offered to Separate Accounts of insurance companies as investment options under Variable Contracts.  Shares may also be offered to Qualified Plans outside the Variable Contract and to ING Investments and its affiliates in connection with the creation or management of a Feeder Portfolio.  Shares will generally not be offered to other investors.

Each Feeder Portfolio that has commenced operations has qualified (any Feeder Portfolio of the Trust that has not yet commenced operations intends to qualify), and expects to continue to qualify, to be taxed as a regulated investment company (“RIC”) under the Code.  To qualify for that treatment, a Feeder Portfolio must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain, net gains from certain foreign currency transactions) (“Distribution Requirement”), and must meet several additional requirements.  These requirements include the following: (1) the Feeder Portfolio must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies, net income derived from an interest in a publicly held partnership, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies (“Income Requirement”); (2) at the close of each quarter of the Feeder Portfolio’s taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities that, with respect to any one issuer, do not exceed 5% of the value of the Feeder Portfolio’s total assets and that do not represent more than 10% of the outstanding voting securities of the issuer; and (3) at the close of each quarter of the Feeder Portfolio’s taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer of two or more issuers which the Feeder Portfolio controls and which are determined to be engaged in the same or similar trades or business or related trades or business or of one or more qualified publicly held partnerships.  If each Feeder Portfolio qualifies as a RIC and distributes to its shareholders substantially all of its net income and net capital gains, then each Feeder Portfolio should have little or no income taxable to it under the Code.

Each Feeder Portfolio must comply with (and intends to also comply with) the diversification requirements imposed by section 817(h) of the Code and the regulations thereunder.  Each Feeder Portfolio intends to do so through its investment in the applicable Master Fund.  Specifically, each Feeder Portfolio intends, through its investment in the applicable Master Funds, to diversify its investments so that on the last day of the quarter of a calendar year, no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments.  These requirements, which are in addition to the diversification requirements mentioned above, place certain limitations on the proportion of each Feeder Portfolio’s assets that may be represented by any single investment (which includes all securities of the same issuer).  For purposes of section 817(h), investments in RICs are not treated as a single investment, rather a pro rata portion of each asset of the RIC is deemed held.  All securities of the same issuer, all interests in the same real property project, and all interest in the same commodity are treated as a single investment.  In addition, each U.S. government agency or instrumentality is treated as a separate issuer, while the securities of a particular foreign government and its agencies, instrumentalities and political subdivisions all will be considered securities issued by the same issuer.

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For a VLI Contract or a VA Contract to qualify for tax deferral, assets in the Separate Accounts supporting the contract must be considered to be owned by the insurance company and not by the contract owner.  Under current U.S. tax law, if a contract owner has excessive control over the investments made by a Separate Account or the underlying fund, the contract owner will be taxed currently on income and gains from the account or fund.  In other words, in such a case of “investor control,” the contract owner would not derive the tax benefits normally associated with variable life insurance or variable annuities.

Generally, according to the IRS, there are two ways that impermissible investor control may exist.  The first relates to the design of the contract or the relationship between the contract and a Separate Account or underlying fund.  For example, at various times, the IRS has focused on, among other factors, the number and type of investment choices available pursuant to a given Variable Contract, whether the contract offers access to funds that are available to the general public, the number of transfers that a contract owner may make from one investment option to another, and the degree to which a contract owner may select or control particular investments.  With respect to this first aspect of investor control, we believe that the design of our contracts and the relationship between our contracts and the Feeder Portfolios satisfy the current view of the IRS on this subject, such that the investor control doctrine should not apply.  However, because of some uncertainty with respect to this subject and because the IRS may issue further guidance on this subject, we reserve the right to make such changes as we deem necessary or appropriate to reduce the risk that your contract might not qualify as a life insurance contract or as an annuity for tax purposes.

The second way that impermissible investor control might exist concerns your actions.  Under the IRS pronouncements, you may not select or control particular investments other than choosing among broad investment choices such as selecting a particular Feeder Portfolio.  You may not select or direct the purchase or sale of a particular investment of a Feeder Portfolio.  All investment decisions concerning the Feeder Portfolios must be made by the portfolio manager for such Feeder Portfolio in his/her sole and absolute discretion and not by the contract owner.  Furthermore, under the IRS pronouncements, you may not communicate directly or indirectly with such a portfolio manager or any related investment officers concerning the selection, quality, or rate of return of any specific investment or group of investments held by a Feeder Portfolio.

Finally, the IRS may issue additional guidance on the investor control doctrine which might further restrict your actions or features of the variable contract.  Such guidance could be applied retroactively.  If any of the rules outlined above are not complied with, the IRS may seek to tax you currently on income and gains from a Feeder Portfolio such that you would not derive the tax benefits normally associated with variable life insurance or variable annuities.  Although highly unlikely, such an event may have an adverse impact on the fund and other variable contracts.  You should review your Variable Contract’s prospectus and statement of additional information and you should consult your own tax advisor as to the possible application of the “investor control” doctrine to you.

If a Feeder Portfolio or Master Fund fails to qualify to be taxed as a RIC, the Feeder Portfolio will be subject to federal, and possibly state and corporate taxes on its taxable income and gains (without any deduction for its distributions to its shareholders), and distributions to its shareholders will constitute ordinary income to the extent of such Feeder Portfolio’s available earnings and profits. Owners of Variable Contracts which have invested in such a Feeder Portfolio might be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral.  In addition, if a Feeder Portfolio or Master Fund fails to comply with the diversification requirements of section 817(h) of the Code and the regulations thereunder, owners of Variable Contracts which have invested in the Feeder Portfolio could be taxed on the investment earnings under their contracts and thereby lose the benefit of tax deferral.  For additional information concerning the consequences of failure to meet the requirements of section 817(h), see the prospectuses for the Variable Contracts.

Generally, a RIC must distribute substantially all of its ordinary income and capital gains in accordance with a calendar year distribution requirement in order to avoid a nondeductible 4% excise tax.  However, the excise

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tax does not apply when a Feeder Portfolio’s only shareholders are segregated asset accounts of life insurance companies held in connection with Variable Contracts.  To avoid the excise tax, each Feeder Portfolio that does not qualify for this exemption intends to make its distributions in accordance with the calendar year distribution requirement.

The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine, for income tax purposes, the character and timing of recognition of the income received in connection therewith by the Feeder Portfolios. Income from the disposition of foreign currencies (except certain gains there from that may be excluded by future regulations); and income from transactions in options, futures, and forward contracts derived by a Master Fund with respect to its business of investing in securities or foreign currencies, are expected to qualify as permissible income under the Income Requirement.

Foreign Investments — Master Funds  investing in foreign securities or currencies may be required to pay withholding, income or other taxes to foreign governments or U.S. possessions.  Foreign tax withholding from dividends and interest, if any, is generally at a rate between 10% and 35%.  The investment yield of any Feeder Portfolio that invests in such Master Funds  is reduced by these foreign taxes.  Owners of Variable Contracts investing in such Feeder Portfolios bear the cost of any foreign taxes but will not be able to claim a foreign tax credit or deduction for these foreign taxes.  Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and foreign countries generally do not impose taxes on capital gains in respect of investments by foreign investors.

A “passive foreign investment company” (“PFIC”)  is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive; or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income.  A Feeder Portfolio investing in a Master Fund holding securities of PFICs may be subject to U.S. federal income taxes and interest charges, which would reduce the investment yield of a Feeder Portfolio making such investments.  Owners of Variable Contracts investing in such Feeder Portfolios would bear the cost of these taxes and interest charges. In certain cases, a Master Fund may be eligible to make certain elections with respect to securities of PFICs which could reduce taxes and interest charges payable by the Master Fund.

The foregoing is only a general summary of some of the important federal income tax considerations generally affecting the Feeder Portfolios and their shareholders.  No attempt is made to present a complete explanation of the federal tax treatment of each Feeder Portfolio’s activities, and this discussion and the discussion in the prospectus and/or statements of additional information for the Variable Contracts are not intended as a substitute for careful tax planning.  Accordingly, potential investors are urged to consult their own tax advisors for more detailed information and for information regarding any state, local, or foreign taxes applicable to the Variable Contracts and the holders thereof.

OTHER INFORMATION

Capitalization

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with a par value of $0.001 per share.  The Board may establish additional portfolios (with different investment objectives and fundamental policies) or classes at any time in the future. Establishment and offering of additional portfolios will not alter the rights of the Trust’s shareholders. When issued in accordance with the terms of the Agreement and Declaration of Trust, shares are fully paid, redeemable, freely transferable, and non-assessable by the Trust.  Shares do not have preemptive rights, conversion rights or subscription rights.  In liquidation of a Feeder Portfolio of the Trust, each shareholder is entitled to receive his/her pro rata share of the net assets of that Feeder Portfolio.  All of the Feeder Portfolios discussed in this SAI are diversified under the 1940 Act.

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Voting Rights

Shareholders of the Feeder Portfolios are given certain voting rights. Each share of each Feeder Portfolio will be given one vote, unless a different allocation of voting rights is required under applicable law for a mutual fund that is an investment medium for variable insurance products.

Massachusetts business trust law does not require the Trust to hold annual shareholder meetings, although special meetings may be called for a specific Feeder Portfolio, or for the Trust as a whole, for purposes such as electing or removing Trustees, changing fundamental policies, or approving a contract for investment advisory services. The Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust.  In addition, the Agreement and Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares or other voting interests of the Trust may remove a person serving as Trustee either by declaration in writing or at a meeting called for such purpose.  The Trust’s shares do not have cumulative voting rights.  The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee if requested, in writing, to do so by the holders of not less than 10% of the outstanding shares of the Trust.  The Trust is required to assist in shareholders’ communications.

Purchase of Shares

Shares of a Feeder Portfolio may be offered for purchase by Separate Accounts of insurance companies to serve as an investment medium for the Variable Contracts issued by the insurance companies, as permitted under the federal tax rules relating to the Feeder Portfolios serving as investment mediums for Variable Contracts.  Shares of the Feeder Portfolios are sold to insurance company Separate Accounts funding both VA Contracts and VLI Contracts and may be sold to insurance companies that are not affiliated.  The Trust currently does not foresee any disadvantages to Variable Contract owners or other investors arising from offering the Trust’s shares to Separate Accounts of unaffiliated insurers.  However, due to differences in tax treatment or other considerations, it is theoretically possible that the interests of owners of various contracts participating in the Trust might at sometime be in conflict.  The Board and insurance companies whose Separate Accounts invest in the Trust are required to monitor events in order to identify any material conflicts between VA Contract owners and VLI Contract owners and between Separate Accounts of unaffiliated insurers.  The Board will determine what action, if any, should be taken in the event of such a conflict.  If such a conflict were to occur, one or more insurance company Separate Accounts might withdraw their investment in the Trust.  This might force the Trust to sell securities at disadvantageous prices.

If you invest in a Feeder Portfolio through a financial intermediary, you may be charged a commission or transaction fee by the financial intermediary for the purchase and sale of the Feeder Portfolio’s shares.

Shares of each Feeder Portfolio are sold at their respective NAVs (without a sales charge) next computed after receipt of a purchase order by an insurance company whose’ Separate Account invests in the Trust.

Redemption of Shares

Shares of any Feeder Portfolio may be redeemed on any business day. Redemptions are effected at the per share NAV next determined after receipt of the redemption request by an insurance company whose Separate Account invests in the Feeder Portfolio.  Redemption proceeds normally will be paid within seven days following receipt of instructions in proper form.  The right of redemption may be suspended by the Trust or the payment date postponed beyond seven days when the NYSE is closed (other than customary weekend and holiday closings), or for any period during which trading thereon is restricted because an emergency exists, as determined by the SEC, making disposal of portfolio securities or valuation of net assets not reasonably practicable, and whenever the SEC has, by order, permitted such suspension or postponement for the protection of shareholders.  If the Board should determine that it would be detrimental to the best interests of the remaining shareholders of a Feeder Portfolio to make payment wholly or partly in cash, the Feeder

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Portfolio may pay the redemption price in whole or part by a distribution in kind of securities from the portfolio of the Feeder Portfolio, in lieu of cash, in conformity with applicable rules of the SEC.  If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash.

If you invest in a Feeder Portfolio through a financial intermediary, you may be charged a commission or transaction fee by the financial intermediary for the purchase and sale of the Feeder Portfolio’s shares.

Exchanges

Shares of each Feeder Portfolio may be exchanged for shares of another Feeder Portfolio.  Exchanges are treated as a redemption of shares of one Feeder Portfolio and a purchase of shares of one or more of the other Feeder Portfolios and are effected at the respective NAVs per share of each Feeder Portfolio on the date of the exchange.  The Trust reserves the right to modify or discontinue its exchange privilege at any time without notice. Variable Contract owners do not deal directly with the Trust with respect to the purchase, redemption, or exchange of shares of a Feeder Portfolio, and should refer to the prospectus for the applicable Variable Contract for information on allocation of premiums and on transfers of contract value among divisions of the pertinent insurance company Separate Accounts that invest in the Feeder Portfolios.

The Trust reserves the right to discontinue offering shares of one or more Feeder Portfolios at any time.  In the event that a Feeder Portfolio ceases offering its shares, any investments allocated by an insurance company to such Feeder Portfolio will be invested in the Liquid Asset Portfolio of the Trust or any successor to such Feeder Portfolio.

CUSTODIAN

The Bank of New York Mellon, One Wall Street, New York, New York 10286, serves as Custodian of the Trust’s securities and cash and is responsible for safekeeping the Trust’s assets and portfolio accounting services for the Feeder Portfolios.

TRANSFER AGENT

PNC Global Investment Servicing (U.S.) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809 serves as the Transfer Agent and dividend-paying agent for the Portfolios.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP, 99 High Street, Boston, MA 02110, serves as the independent registered public accounting firm  to the Feeder Portfolios.  KPMG LLP provides audit and tax services, assistance, and consultation in connection with the SEC filings. For information regarding the Master Funds’ independent registered public accounting firm, please consult the Master Funds’ statement of additional information.

LEGAL COUNSEL

Legal matters for the Trust are passed upon by Dechert LLP, 1775 I Street, N.W., Washington, D.C. 20006.

Registration Statement

This SAI and the accompanying Prospectus do not contain all the information included in the Trust’s Registration Statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectus.  Certain portions of the Registration Statement have been omitted pursuant to the rules and regulations of the SEC.

The Registration Statement, including the exhibits filed therewith, may be obtained from the SEC upon

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payment of the prescribed fee or examined at the offices of the SEC in Washington, D.C.

Statements contained herein and in the Prospectus as to the contents of any contract, or other documents referred to, are not necessarily complete and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

Reports to Shareholders

The fiscal year of the Trust ends on December 31. Each Feeder Portfolio will send financial statements to its shareholders at least semi-annually. An annual report containing financial statements audited by the independent auditors will be sent to shareholders each year.

FINANCIAL STATEMENTS

Financial statements for the fiscal year ended December 31, 2008 are included in the Feeder Portfolios’ annual shareholder report and are incorporated by reference in this SAI.  The Feeder Portfolios’ annual and un-audited semi-annual shareholder reports may be obtained without charge by writing or calling the Trust at the address or telephone number set forth on the cover of this SAI.

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APPENDIX A:  DESCRIPTION OF BOND RATINGS

Excerpts from Moody’s description of its bond ratings:

Aaa - judged to be the best quality; they carry the smallest degree of investment risk.  Aa - judged to be of high quality by all standards; together with the Aaa group, they comprise what are generally known as high grade bonds. A - possess many favorable investment attributes and are to be considered as “upper medium grade obligations.” Baa - considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured; interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Ba - judged to have speculative elements; their future cannot be considered as well assured.  B - generally lack characteristics of the desirable investment.  Caa - are of poor standing; such issues may be in default or there may be present elements of danger with respect to principal or interest.  Ca - speculative in a high degree; often in default.  C - lowest rate class of bonds; regarded as having extremely poor prospects.

Moody’s also applies numerical indicators 1, 2, and 3 to rating categories.  The modifier 1 indicates that the security is in the higher end of its rating category; 2 indicates a mid-range ranking; and 3 indicates a ranking toward the lower end of the category.

Excerpts from S&P description of its bond ratings:

AAA - highest grade obligations; capacity to pay interest and repay principal is extremely strong. AA - also qualify as high grade obligations; a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.  A - regarded as upper medium grade; they have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.  BBB - regarded as having an adequate capacity to pay interest and repay principal; whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity than in higher rated categories - this group is the lowest which qualifies for commercial bank investment.  BB, B, CCC, CC, and C- predominately speculative with respect to capacity to pay interest and repay principal in accordance with terms of the obligation: BB indicates the lowest degree of speculation and C the highest.

S&P applies indicators “+”, no character, and “-” to its rating categories.  The indicators show relative standing within the major rating categories.

DESCRIPTION OF MOODY’S RATINGS OF NOTES AND VARIABLE RATE DEMAND INSTRUMENTS:

Moody’s ratings for municipal short-term obligations will be designated Moody’s Investment Grade or MIG.  Such ratings recognize the differences between short-term credit and long-term risk.  Short-term ratings on issues with demand features (variable rate demand obligations) are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payments relying on external liquidity.

MIG 1/VMIG 1: This designation denotes superior credit quality.  Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2: This denotes strong credit quality.  Margins of protection are ample, although not as large as in the preceding group.

A-1

DESCRIPTION OF MOODY’S TAX-EXEMPT COMMERCIAL PAPER RATINGS:

Moody’s commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations which have an original maturity not exceeding nine months.  Moody’s makes no representation that such obligations are exempt from registration under the 1933 Act, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law.  The following designations, all judged to be investment grade, indicate the relative repayment ability of rated issuers of securities in which the Trust may invest:

PRIME-1: Issuers rates Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term promissory obligations.

PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.

DESCRIPTION OF S&P’S RATINGS FOR MUNICIPAL BONDS:

INVESTMENT-GRADE

AAA: Debt rated “AAA” has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated “AA” has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

A: Debt rated “A” has strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated “BBB” is regarded as having an adequate capacity to pay interest and repay principal.  Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

BB, B, CCC, and CC: Debt rated in these categories is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal.  While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CI: The “CI” rating is reserved for income bonds on which no interest is being paid.

D: Debt rated “D” is in default, and repayment of interest and/or repayment of principal is in arrears.

PLUS (+) OR MINUS (-): The ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

DESCRIPTION OF S&P’S RATINGS FOR INVESTMENT-GRADE MUNICIPAL NOTES AND SHORT-TERM DEMAND OBLIGATIONS:

SP-1: Issues carrying this designation have a very strong or strong capacity to pay principal and interest.  Those issued determined to possess overwhelming safety characteristics will be given a plus (+) designation.

A-2

SP-2: Issues carrying this designation have a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

DESCRIPTION OF S&P’S RATINGS FOR DEMAND OBLIGATIONS AND TAX-EXEMPT COMMERCIAL PAPER:

An S&P commercial paper rating is a current assessment of the likelihood of timely repayment of debt having an original maturity of no more than 365 days.  The two rating categories for securities in which the Trust may invest are as follows:

A-1: This highest category indicates that the degree of safety regarding timely payment is strong.  Those issues determined to possess extremely strong safety characteristics will be denoted with a plus (+) designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory.  However, the relative degree of safety is not as high as for issues designated “A-1.”

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APPENDIX B - PROXY VOTING PROCEDURES AND GUIDELINES

ING FUNDS

PROXY VOTING PROCEDURES AND GUIDELINES

Effective Date:  July 10, 2003

Revision Date:  March 27, 2009

I.              INTRODUCTION

The following are the Proxy Voting Procedures and Guidelines (the “Procedures and Guidelines”) of the ING Funds set forth on Exhibit 1 attached hereto and each portfolio or series thereof, except for any “Sub-Adviser-Voted Series” identified on Exhibit 1 and further described in Section III below (each non-Sub-Adviser-Voted Series hereinafter referred to as a “Fund” and collectively, the “Funds”).  The purpose of these Procedures and Guidelines is to set forth the process by which each Fund subject to these Procedures and Guidelines will vote proxies related to the equity assets in its investment portfolio (the “portfolio securities”).  The Procedures and Guidelines have been approved by the Funds’ Boards of Trustees/Directors(1) (each a “Board” and collectively, the “Boards”), including a majority of the independent Trustees/Directors(2) of the Board.  These Procedures and Guidelines may be amended only by the Board.  The Board shall review these Procedures and Guidelines at its discretion, and make any revisions thereto as deemed appropriate by the Board.

II.                                     COMPLIANCE COMMITTEE

The Boards hereby delegate to the Compliance Committee of each Board (each a “Committee” and collectively, the “Committees”) the authority and responsibility to oversee the implementation of these Procedures and Guidelines, and where applicable, to make determinations on behalf of the Board with respect to the voting of proxies on behalf of each Fund.  Furthermore, the Boards hereby delegate to each Committee the authority to review and approve material changes to proxy voting procedures of any Fund’s investment adviser (the “Adviser”).  The Proxy Voting Procedures of the Adviser (the “Adviser Procedures”) are attached hereto as Exhibit 2.  Any determination regarding the voting of proxies of each Fund that is made by a Committee, or any member thereof, as permitted herein, shall be deemed to be a good faith determination regarding the voting of proxies by the full Board.  Each Committee

(1)

Reference in these Procedures to one or more Funds shall, as applicable, mean those Funds that are under the jurisdiction of the particular Board or Compliance Committee at issue.  No provision in these Procedures is intended to impose any duty upon the particular Board or Compliance Committee with respect to any other Fund.

(2)	The independent Trustees/Directors are those Board members who are not “interested persons” of the Funds within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

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may rely on the Adviser through the Agent, Proxy Coordinator and/or Proxy Group (as such terms are defined for purposes of the Adviser Procedures) to deal in the first instance with the application of these Procedures and Guidelines.  Each Committee shall conduct itself in accordance with its charter.

III.                                 DELEGATION OF VOTING AUTHORITY

Except as otherwise provided for herein, the Board hereby delegates to the Adviser to each Fund the authority and responsibility to vote all proxies with respect to all portfolio securities of the Fund in accordance with then current proxy voting procedures and guidelines that have been approved by the Board.  The Board may revoke such delegation with respect to any proxy or proposal, and assume the responsibility of voting any Fund proxy or proxies as it deems appropriate.  Non-material amendments to the Procedures and Guidelines may be approved for immediate implementation by the President or Chief Financial Officer of a Fund, subject to ratification at the next regularly scheduled meeting of the Compliance Committee.

A Board may elect to delegate the voting of proxies to the Sub-Adviser of a portfolio or series of the ING Funds.  In so doing, the Board shall also approve the Sub-Adviser’s proxy policies for implementation on behalf of such portfolio or series (a “Sub-Adviser-Voted Series”).  Sub-Adviser-Voted Series shall not be covered under these Procedures and Guidelines but rather shall be covered by such Sub-Adviser’s proxy policies, provided that the Board, including a majority of the independent Trustees/Directors(1), has approved them on behalf of such Sub-Adviser-Voted Series.

When a Fund participates in the lending of its securities and the securities are on loan at record date, proxies related to such securities will not be forwarded to the Adviser by the Fund’s custodian and therefore will not be voted.  However, the Adviser shall use best efforts to recall or restrict specific securities from loan for the purpose of facilitating a “material” vote as described in the Adviser Procedures.

Funds that are “funds-of-funds” will “echo” vote their interests in underlying mutual funds, which may include ING Funds (or portfolios or series thereof) other than those set forth on Exhibit 1 attached hereto.  This means that, if the fund-of-funds must vote on a proposal with respect to an underlying investment company, the fund-of-funds will vote its interest in that underlying fund in the same proportion all other shareholders in the investment company voted their interests.

A fund that is a “feeder” fund in a master-feeder structure does not echo vote.  Rather, it passes votes requested by the underlying master fund to its shareholders.  This means that, if the feeder fund is solicited by the master fund, it will request instructions from its own shareholders, either directly or, in the case of an insurance-dedicated Fund, through an insurance product or retirement plan, as to the manner in which to vote its interest in an underlying master fund.

(1)	The independent Trustees/Directors are those Board members who are not “interested persons” of the Funds within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

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When a Fund is a feeder in a master-feeder structure, proxies for the portfolio securities owned by the master fund will be voted pursuant to the master fund’s proxy voting policies and procedures.  As such, and except as otherwise noted herein with respect to vote reporting requirements, feeder Funds shall not be subject to these Procedures and Guidelines.

IV.                                APPROVAL AND REVIEW OF PROCEDURES

Each Fund’s Adviser has adopted proxy voting procedures in connection with the voting of portfolio securities for the Funds as attached hereto in Exhibit 2.  The Board hereby approves such procedures.  All material changes to the Adviser Procedures must be approved by the Board or the Compliance Committee prior to implementation; however, the President or Chief Financial Officer of a Fund may make such non-material changes as they deem appropriate, subject to ratification by the Board or the Compliance Committee at its next regularly scheduled meeting.

V.                                    VOTING PROCEDURES AND GUIDELINES

The Guidelines that are set forth in Exhibit 3 hereto specify the manner in which the Funds generally will vote with respect to the proposals discussed therein.

Unless otherwise noted, the defined terms used hereafter shall have the same meaning as defined in the Adviser Procedures

A.                                   Routine Matters

The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear “For,” “Against,” “Withhold” or “Abstain” on a proposal.  However, the Agent shall be directed to refer any proxy proposal to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear, it appears to involve unusual or controversial issues, or an Investment Professional (as such term is defined for purposes of the Adviser Procedures) recommends a vote contrary to the Guidelines.

B.            Matters Requiring Case-by-Case Consideration

The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted “case-by-case” consideration.

Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

Except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation, the Proxy Coordinator will forward the Agent’s analysis and recommendation and/or any

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research obtained from the Investment Professional(s), the Agent or any other source to the Proxy Group.  The Proxy Group may consult with the Agent and/or Investment Professional(s), as it deems necessary.

The Proxy Coordinator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration.  In the event quorum requirements cannot be timely met in connection with a voting deadline, it shall be the policy of the Funds to vote in accordance with the Agent’s recommendation, unless the Agent’s recommendation is deemed to be conflicted as provided for under the Adviser Procedures, in which case no action shall be taken on such matter (i.e., a “Non-Vote”).

1.               Within-Guidelines Votes:  Votes in Accordance with a Fund’s Guidelines and/or, where applicable, Agent Recommendation

In the event the Proxy Group, and where applicable, any Investment Professional participating in the voting process, recommend a vote Within Guidelines, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in this manner.  Except as provided for herein, no Conflicts Report (as such term is defined for purposes of the Adviser Procedures) is required in connection with Within-Guidelines Votes.

2.     Non-Votes:  Votes in Which No Action is Taken

The Proxy Group may recommend that a Fund refrain from voting under circumstances including, but not limited to, the following:  (1) if the economic effect on shareholders’ interests or the value of the portfolio holding is indeterminable or insignificant, e.g., proxies in connection with fractional shares, securities no longer held in the portfolio of an ING Fund or proxies being considered on behalf of a Fund that is no longer in existence; or (2) if the cost of voting a proxy outweighs the benefits, e.g., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security.  In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy.  The Proxy Group may provide the Proxy Coordinator with standing instructions on parameters that would dictate a Non-Vote without the Proxy Group’s review of a specific proxy.  It is noted a Non-Vote determination would generally not be made in connection with voting rights received pursuant to class action participation; while a Fund may no longer hold the security, a continuing economic effect on shareholders’ interests is likely.

Reasonable efforts shall be made to secure and vote all other proxies for the Funds, but, particularly in markets in which shareholders’ rights are limited, Non-Votes may also occur in connection with a Fund’s related inability to timely access ballots or other proxy information in connection with its portfolio securities.

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Non-Votes may also result in certain cases in which the Agent’s recommendation has been deemed to be conflicted, as described in V.B. above and V.B.4. below.

3.               Out-of-Guidelines Votes:  Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent’s Recommendation is Conflicted

If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter requiring case-by-case consideration and the Procedures and Guidelines are silent, or the Agent’s recommendation on a matter requiring case-by-case consideration is deemed to be conflicted as provided for under the Adviser Procedures, the Proxy Coordinator will then request that all members of the Proxy Group, including any members not in attendance at the meeting at which the relevant proxy is being considered, and each Investment Professional participating in the voting process complete a Conflicts Report (as such term is defined for purposes of the Adviser Procedures).  As provided for in the Adviser Procedures, the Proxy Coordinator shall be responsible for identifying to Counsel potential conflicts of interest with respect to the Agent.

If Counsel determines that a conflict of interest appears to exist with respect to the Agent, any member of the Proxy Group or the participating Investment Professional(s), the Proxy Coordinator will then contact the Compliance Committee(s) and forward to such Committee(s) all information relevant to their review, including the following materials or a summary thereof:  the applicable Procedures and Guidelines, the recommendation of the Agent, where applicable, the recommendation of the Investment Professional(s), where applicable, any resources used by the Proxy Group in arriving at its recommendation, the Conflicts Report and any other written materials establishing whether a conflict of interest exists, and findings of Counsel (as such term is defined for purposes of the Adviser Procedures).  Upon Counsel’s finding that a conflict of interest exists with respect to one or more members of the Proxy Group or the Advisers generally, the remaining members of the Proxy Group shall not be required to complete a Conflicts Report in connection with the proxy.

If Counsel determines that there does not appear to be a conflict of interest with respect to the Agent, any member of the Proxy Group or the participating Investment Professional(s), the Proxy Coordinator will instruct the Agent to vote the proxy as recommended by the Proxy Group.

4.     Referrals to a Fund’s Compliance Committee

A Fund’s Compliance Committee may consider all recommendations, analysis, research and Conflicts Reports provided to it by the Agent, Proxy Group and/or Investment Professional(s), and any other written materials used to establish

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whether a conflict of interest exists, in determining how to vote the proxies referred to the Committee.  The Committee will instruct the Agent through the Proxy Coordinator how to vote such referred proposals.

The Proxy Coordinator shall use best efforts to timely refer matters to a Fund’s Committee for its consideration.  In the event any such matter cannot be timely referred to or considered by the Committee, it shall be the policy of the Funds to vote in accordance with the Agent’s recommendation, unless the Agent’s recommendation is conflicted on a matter requiring case-by-case consideration, in which case no action shall be taken on such matter (i.e., a “Non-Vote”).

The Proxy Coordinator will maintain a record of all proxy questions that have been referred to a Fund’s Committee, all applicable recommendations, analysis, research and Conflicts Reports.

VI.                                CONFLICTS OF INTEREST

In all cases in which a vote has not been clearly determined in advance by the Procedures and Guidelines or for which the Proxy Group recommends an Out-of-Guidelines Vote, and Counsel has determined that a conflict of interest appears to exist with respect to the Agent, any member of the Proxy Group, or any Investment Professional participating in the voting process, the proposal shall be referred to the Fund’s Committee for determination so that the Adviser shall have no opportunity to vote a Fund’s proxy in a situation in which it or the Agent may be deemed to have a conflict of interest.  In the event a member of a Fund’s Committee believes he/she has a conflict of interest that would preclude him/her from making a voting determination in the best interests of the beneficial owners of the applicable Fund, such Committee member shall so advise the Proxy Coordinator and recuse himself/herself with respect to determinations regarding the relevant proxy.

VII.                            REPORTING AND RECORD RETENTION

Annually in August, each Fund will post its proxy voting record or a link thereto, for the prior one-year period ending on June 30th on the ING Funds website.  No proxy voting record will be posted on the ING Funds website for any Fund that is a feeder in a master/feeder structure; however, a cross-reference to that of the master fund’s proxy voting record as filed in the SEC’s EDGAR database will be posted on the ING Funds website.  The proxy voting record for each Fund will also be available in the EDGAR database on the SEC’s website.

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EXHIBIT 1

to the

ING Funds

Proxy Voting Procedures

ING ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

ING EQUITY TRUST

ING FUNDS TRUST

ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

ING INFRASTRUCTURE DEVELOPMENT EQUITY FUND

ING INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

ING INVESTMENT FUNDS, INC.

ING INVESTORS TRUST(1)

ING MAYFLOWER TRUST

ING MUTUAL FUNDS

ING PARTNERS, INC.

ING PRIME RATE TRUST

ING RISK MANAGED NATURAL RESOURCES FUND

ING SENIOR INCOME FUND

ING SEPARATE PORTFOLIOS TRUST

ING VARIABLE INSURANCE TRUST

ING VARIABLE PRODUCTS TRUST

(1)	Sub-Adviser-Voted Series: ING Franklin Mutual Shares Portfolio

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EXHIBIT 2

to the

ING Funds

Proxy Voting Procedures

ING INVESTMENTS, LLC,

ING INVESTMENT MANAGEMENT CO.

AND

DIRECTED SERVICES LLC

PROXY VOTING PROCEDURES

I.              INTRODUCTION

ING Investments, LLC, ING Investment Management Co. and Directed Services LLC (each an “Adviser” and collectively, the “Advisers”) are the investment advisers for the registered investment companies and each series or portfolio thereof (each a “Fund” and collectively, the “Funds”) comprising the ING family of funds.  As such, the Advisers have been delegated the authority to vote proxies with respect to securities for certain Funds over which they have day-to-day portfolio management responsibility.

The Advisers will abide by the proxy voting guidelines adopted by a Fund’s respective Board of Directors or Trustees (each a “Board” and collectively, the “Boards”) with regard to the voting of proxies unless otherwise provided in the proxy voting procedures adopted by a Fund’s Board.

In voting proxies, the Advisers are guided by general fiduciary principles.  Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages.  The Advisers will not subordinate the interest of beneficial owners to unrelated objectives.  Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

The following are the Proxy Voting Procedures of ING Investments, LLC, ING Investment Management Co. and Directed Services LLC (the “Adviser Procedures”) with respect to the voting of proxies on behalf of their client Funds as approved by the respective Board of each Fund.

Unless otherwise noted, best efforts shall be used to vote proxies in all instances.

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II.            ROLES AND RESPONSIBILITIES

A.            Proxy Coordinator

The Proxy Coordinator identified in Appendix 1 will assist in the coordination of the voting of each Fund’s proxies in accordance with the ING Funds Proxy Voting Procedures and Guidelines (the “Procedures” or “Guidelines” and collectively the “Procedures and Guidelines”).  The Proxy Coordinator is authorized to direct the Agent to vote a Fund’s proxy in accordance with the Procedures and Guidelines unless the Proxy Coordinator receives a recommendation from an Investment Professional (as described below) to vote contrary to the Procedures and Guidelines.  In such event, and in connection with proxy proposals requiring case-by-case consideration (except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation), the Proxy Coordinator will call a meeting of the Proxy Group (as described below).

Responsibilities assigned herein to the Proxy Coordinator, or activities in support thereof, may be performed by such members of the Proxy Group or employees of the Advisers’ affiliates as are deemed appropriate by the Proxy Group.

Unless specified otherwise, information provided to the Proxy Coordinator in connection with duties of the parties described herein shall be deemed delivered to the Advisers.

B.            Agent

An independent proxy voting service (the “Agent”), as approved by the Board of each Fund, shall be engaged to assist in the voting of Fund proxies for publicly traded securities through the provision of vote analysis, implementation, recordkeeping and disclosure services.  The Agent is ISS Governance Services, a unit of RiskMetrics Group, Inc.  The Agent is responsible for coordinating with the Funds’ custodians to ensure that all proxy materials received by the custodians relating to the portfolio securities are processed in a timely fashion.  To the extent applicable, the Agent is required to vote and/or refer all proxies in accordance with these Adviser Procedures.  The Agent will retain a record of all proxy votes handled by the Agent.  Such record must reflect all the information required to be disclosed in a Fund’s Form N-PX pursuant to Rule 30b1-4 under the Investment Company Act.  In addition, the Agent is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to the Adviser upon request.

The Agent shall be instructed to vote all proxies in accordance with a Fund’s Guidelines, except as otherwise instructed through the Proxy Coordinator by the Adviser’s Proxy Group or a Fund’s Compliance Committee (“Committee”).

The Agent shall be instructed to obtain all proxies from the Funds’ custodians and to review each proxy proposal against the Guidelines.  The Agent also shall be requested to

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call the Proxy Coordinator’s attention to specific proxy proposals that although governed by the Guidelines appear to involve unusual or controversial issues.

Subject to the oversight of the Advisers, the Agent shall establish and maintain adequate internal controls and policies in connection with the provision of proxy voting services voting to the Advisers, including methods to reasonably ensure that its analysis and recommendations are not influenced by conflict of interest, and shall disclose such controls and policies to the Advisers when and as provided for herein.  Unless otherwise specified, references herein to recommendations of the Agent shall refer to those in which no conflict of interest has been identified.

C.                                     Proxy Group

The Adviser shall establish a Proxy Group (the “Group” or “Proxy Group”) which shall assist in the review of the Agent’s recommendations when a proxy voting issue is referred to the Group through the Proxy Coordinator.  The members of the Proxy Group, which may include employees of the Advisers’ affiliates, are identified in Appendix 1, as may be amended from time at the Advisers’ discretion.

A minimum of four (4) members of the Proxy Group (or three (3) if one member of the quorum is either the Fund’s Chief Investment Risk Officer or Chief Financial Officer) shall constitute a quorum for purposes of taking action at any meeting of the Group.  The vote of a simple majority of the members present and voting shall determine any matter submitted to a vote.  Tie votes shall be broken by securing the vote of members not present at the meeting; provided, however, that the Proxy Coordinator shall ensure compliance with all applicable voting and conflict of interest procedures and shall use best efforts to secure votes from all or as many absent members as may reasonably be accomplished.  The Proxy Group may meet in person or by telephone.  The Proxy Group also may take action via electronic mail in lieu of a meeting, provided that each Group member has received a copy of any relevant electronic mail transmissions circulated by each other participating Group member prior to voting and provided that the Proxy Coordinator follows the directions of a majority of a quorum (as defined above) responding via electronic mail.  For all votes taken in person or by telephone or teleconference, the vote shall be taken outside the presence of any person other than the members of the Proxy Group and such other persons whose attendance may be deemed appropriate by the Proxy Group from time to time in furtherance of its duties or the day-to-day administration of the Funds.  In its discretion, the Proxy Group may provide the Proxy Coordinator with standing instructions to perform responsibilities assigned herein to the Proxy Group, or activities in support thereof, on its behalf, provided that such instructions do not contravene any requirements of these Adviser Procedures or a Fund’s Procedures and Guidelines.

A meeting of the Proxy Group will be held whenever (1) the Proxy Coordinator receives a recommendation from an Investment Professional to vote a Fund’s proxy contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, (2) the Agent has made no recommendation with respect to a vote on a proposal, or (3) a

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matter requires case-by-case consideration, including those in which the Agent’s recommendation is deemed to be conflicted as provided for under these Adviser Procedures, provided that, if the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation and no issue of conflict must be considered, the Proxy Coordinator may implement the instructions without calling a meeting of the Proxy Group.

For each proposal referred to the Proxy Group, it will review (1) the relevant Procedures and Guidelines, (2) the recommendation of the Agent, if any, (3) the recommendation of the Investment Professional(s), if any, and (4) any other resources that any member of the Proxy Group deems appropriate to aid in a determination of a recommendation.

If the Proxy Group recommends that a Fund vote in accordance with the Procedures and Guidelines, or the recommendation of the Agent, where applicable, it shall instruct the Proxy Coordinator to so advise the Agent.

If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, or if the Agent’s recommendation on a matter requiring case-by-case consideration is deemed to be conflicted, it shall follow the procedures for such voting as established by a Fund’s Board.

The Proxy Coordinator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration.  In the event quorum requirements cannot be timely met in connection with to a voting deadline, the Proxy Coordinator shall follow the procedures for such voting as established by a Fund’s Board.

D.                                  Investment Professionals

The Funds’ Advisers, sub-advisers and/or portfolio managers (each referred to herein as an “Investment Professional” and collectively, “Investment Professionals”) may submit, or be asked to submit, a recommendation to the Proxy Group regarding the voting of proxies related to the portfolio securities over which they have day-to-day portfolio management responsibility.  The Investment Professionals may accompany their recommendation with any other research materials that they deem appropriate or with a request that the vote be deemed “material” in the context of the portfolio(s) they manage, such that lending activity on behalf of such portfolio(s) with respect to the relevant security should be reviewed by the Proxy Group and considered for recall and/or restriction.  Input from the relevant sub-advisers and/or portfolio managers shall be given primary consideration in the Proxy Group’s determination of whether a given proxy vote is to be deemed material and the associated security accordingly restricted from lending.  The determination that a vote is material in the context of a Fund’s portfolio shall not mean that such vote is considered material across all Funds voting that meeting.  In order to recall or restrict shares timely for material voting purposes, the Proxy Group shall use best efforts to consider, and when deemed appropriate, to act upon, such requests timely, and requests to review lending activity in connection with a potentially material vote may

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be initiated by any relevant Investment Professional and submitted for the Proxy Group’s consideration at any time.

III.                             VOTING PROCEDURES

A.                                   In all cases, the Adviser shall follow the voting procedures as set forth in the Procedures and Guidelines of the Fund on whose behalf the Adviser is exercising delegated authority to vote.

B.                                     Routine Matters

The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear “For,” “Against,” “Withhold” or “Abstain” on a proposal.  However, the Agent shall be directed to refer any proxy proposal to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear, it appears to involve unusual or controversial issues, or an Investment Professional recommends a vote contrary to the Guidelines.

C.                                   Matters Requiring Case-by-Case Consideration

The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted “case-by-case” consideration.

Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

Except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation, the Proxy Coordinator will forward the Agent’s analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent or any other source to the Proxy Group.  The Proxy Group may consult with the Agent and/or Investment Professional(s), as it deems necessary.

1.               Within-Guidelines Votes:  Votes in Accordance with a Fund’s Guidelines and/or, where applicable, Agent Recommendation

In the event the Proxy Group, and where applicable, any Investment Professional participating in the voting process, recommend a vote Within Guidelines, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in this manner.  Except as provided for herein, no Conflicts Report (as such term is defined herein) is required in connection with Within-Guidelines Votes.

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2.               Non-Votes:  Votes in Which No Action is Taken

The Proxy Group may recommend that a Fund refrain from voting under circumstances including, but not limited to, the following:  (1) if the economic effect on shareholders’ interests or the value of the portfolio holding is indeterminable or insignificant, e.g., proxies in connection with fractional shares, securities no longer held in the portfolio of an ING Fund or proxies being considered on behalf of a Fund that is no longer in existence; or (2) if the cost of voting a proxy outweighs the benefits, e.g., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security.  In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy.  The Proxy Group may provide the Proxy Coordinator with standing instructions on parameters that would dictate a Non-Vote without the Proxy Group’s review of a specific proxy.  It is noted a Non-Vote determination would generally not be made in connection with voting rights received pursuant to class action participation; while a Fund may no longer hold the security, a continuing economic effect on shareholders’ interests is likely.

Reasonable efforts shall be made to secure and vote all other proxies for the Funds, but, particularly in markets in which shareholders’ rights are limited, Non-Votes may also occur in connection with a Fund’s related inability to timely access ballots or other proxy information in connection with its portfolio securities.

Non-Votes may also result in certain cases in which the Agent’s recommendation has been deemed to be conflicted, as provided for in the Funds’ Procedures.

3.               Out-of-Guidelines Votes:  Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent’s Recommendation is Conflicted

If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter requiring case-by-case consideration and the Procedures and Guidelines are silent, or the Agent’s recommendation on a matter requiring case-by-case consideration is deemed to be conflicted as provided for under these Adviser Procedures, the Proxy Coordinator will then implement the procedures for handling such votes as adopted by the Fund’s Board.

4.               The Proxy Coordinator will maintain a record of all proxy questions that have been referred to a Fund’s Compliance Committee, all applicable recommendations, analysis, research and Conflicts Reports.

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IV.                               ASSESSMENT OF THE AGENT AND CONFLICTS OF INTEREST

In furtherance of the Advisers’ fiduciary duty to the Funds and their beneficial owners, the Advisers shall establish the following:

A.                                 Assessment of the Agent

The Advisers shall establish that the Agent (1) is independent from the Advisers, (2) has resources that indicate it can competently provide analysis of proxy issues and (3) can make recommendations in an impartial manner and in the best interests of the Funds and their beneficial owners.  The Advisers shall utilize, and the Agent shall comply with, such methods for establishing the foregoing as the Advisers may deem reasonably appropriate and shall do not less than annually as well as prior to engaging the services of any new proxy service.  The Agent shall also notify the Advisers in writing within fifteen (15) calendar days of any material change to information previously provided to an Adviser in connection with establishing the Agent’s independence, competence or impartiality.

Information provided in connection with assessment of the Agent shall be forwarded to a member of the mutual funds practice group of ING US Legal Services (“Counsel”) for review.  Counsel shall review such information and advise the Proxy Coordinator as to whether a material concern exists and if so, determine the most appropriate course of action to eliminate such concern.

B.                                   Conflicts of Interest

The Advisers shall establish and maintain procedures to identify and address conflicts that may arise from time to time concerning the Agent.  Upon the Advisers’ request, which shall be not less than annually, and within fifteen (15) calendar days of any material change to such information previously provided to an Adviser, the Agent shall provide the Advisers with such information as the Advisers deem reasonable and appropriate for use in determining material relationships of the Agent that may pose a conflict of interest with respect to the Agent’s proxy analysis or recommendations.  The Proxy Coordinator shall forward all such information to Counsel for review.  Counsel shall review such information and provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present.  Matters as to which a material conflict of interest is deemed to be present shall be handled as provided in the Fund’s Procedures and Guidelines.

In connection with their participation in the voting process for portfolio securities, each member of the Proxy Group, and each Investment Professional participating in the voting process, must act solely in the best interests of the beneficial owners of the applicable Fund.  The members of the Proxy Group may not subordinate the interests of the Fund’s beneficial owners to unrelated objectives, including

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taking steps to reasonably insulate the voting process from any conflict of interest that may exist in connection with the Agent’s services or utilization thereof.

For all matters for which the Proxy Group recommends an Out-of-Guidelines Vote, or for which a recommendation contrary to that of the Agent or the Guidelines has been received from an Investment Professional and is to be utilized, the Proxy Coordinator will implement the procedures for handling such votes as adopted by the Fund’s Board, including completion of such Conflicts Reports as may be required under the Fund’s Procedures.  Completed Conflicts Reports shall be provided to the Proxy Coordinator within two (2) business days.  Such Conflicts Report should describe any known conflicts of either a business or personal nature, and set forth any contacts with respect to the referral item with non-investment personnel in its organization or with outside parties (except for routine communications from proxy solicitors).  The Conflicts Report should also include written confirmation that any recommendation from an Investment Professional provided in connection with an Out-of-Guidelines Vote or under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

The Proxy Coordinator shall forward all Conflicts Reports to Counsel for review.  Counsel shall review each report and provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present.  Matters as to which a material conflict of interest is deemed to be present shall be handled as provided in the Fund’s Procedures and Guidelines.

V.                                   REPORTING AND RECORD RETENTION

The Adviser shall maintain the records required by Rule 204-2(c)(2), as may be amended from time to time, including the following: (1) A copy of each proxy statement received regarding a Fund’s portfolio securities.  Such proxy statements received from issuers are available either in the SEC’s EDGAR database or are kept by the Agent and are available upon request. (2) A record of each vote cast on behalf of a Fund. (3) A copy of any document created by the Adviser that was material to making a decision how to vote a proxy, or that memorializes the basis for that decision. (4) A copy of written requests for Fund proxy voting information and any written response thereto or to any oral request for information on how the Adviser voted proxies on behalf of a Fund.  All proxy voting materials and supporting documentation will be retained for a minimum of six (6) years.

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APPENDIX 1

to the

Advisers’ Proxy Voting Procedures

Proxy Group for registered investment company clients of ING Investments, LLC, ING Investment Management Co. and Directed Services LLC:

Name	Title or Affiliation

Stanley D. Vyner	Chief Investment Risk Officer and Executive Vice President, ING Investments, LLC

Todd Modic	Senior Vice President, ING Funds Services, LLC and ING Investments, LLC; and Chief Financial Officer of the ING Funds

Maria Anderson	Vice President of Fund Compliance, ING Funds Services, LLC

Karla J. Bos	Proxy Coordinator for the ING Funds and Assistant Vice President — Special Projects, ING Funds Services, LLC

Julius A. Drelick III, CFA	Vice President, Platform Product Management and Project Management, ING Funds Services, LLC

Harley Eisner	Vice President of Financial Analysis, ING Funds Services, LLC

Theresa K. Kelety, Esq.	Senior Counsel, ING Americas US Legal Services

Effective as of January 1, 2008

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EXHIBIT 3

to the

ING Funds
Proxy Voting Procedures

PROXY VOTING GUIDELINES OF THE ING FUNDS

I.                                        INTRODUCTION

The following is a statement of the Proxy Voting Guidelines (“Guidelines”) that have been adopted by the respective Boards of Directors or Trustees of each Fund.  Unless otherwise provided for herein, any defined term used herein shall have the meaning assigned to it in the Funds’ and Advisers’ Proxy Voting Procedures (the “Procedures”).

Proxies must be voted in the best interest of the Fund(s).  The Guidelines summarize the Funds’ positions on various issues of concern to investors, and give a general indication of how Fund portfolio securities will be voted on proposals dealing with particular issues.  The Guidelines are not exhaustive and do not include all potential voting issues.

The Advisers, in exercising their delegated authority, will abide by the Guidelines as outlined below with regard to the voting of proxies except as otherwise provided in the Procedures.  In voting proxies, the Advisers are guided by general fiduciary principles.  Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages.  The Advisers will not subordinate the interest of beneficial owners to unrelated objectives.  Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

II.                                    GUIDELINES

The following Guidelines are grouped according to the types of proposals generally presented to shareholders of U.S. issuers:  Board of Directors, Proxy Contests, Auditors, Proxy Contest Defenses, Tender Offer Defenses, Miscellaneous, Capital Structure, Executive and Director Compensation, State of Incorporation, Mergers and Corporate Restructurings, Mutual Fund Proxies, and Social and Environmental Issues.  An additional section addresses proposals most frequently found in global proxies.

General Policies

These Guidelines apply to securities of publicly traded companies and to those of privately held companies if publicly available disclosure permits such application.  All matters for which such disclosure is not available shall be considered CASE-BY-CASE.

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It shall generally be the policy of the Funds to take no action on a proxy for which no Fund holds a position or otherwise maintains an economic interest in the relevant security at the time the vote is to be cast.

In all cases receiving CASE-BY-CASE consideration, including cases not specifically provided for under these Guidelines, unless otherwise provided for under these Guidelines, it shall generally be the policy of the Funds to vote in accordance with the recommendation provided by the Funds’ Agent, ISS Governance Services, a unit of RiskMetrics Group, Inc.

Unless otherwise provided for herein, it shall generally be the policy of the Funds to vote in accordance with the Agent’s recommendation in cases in which such recommendation aligns with the recommendation of the relevant issuer’s management or management has made no recommendation.  However, this policy shall not apply to CASE-BY-CASE proposals for which a contrary recommendation from the Investment Professional for the relevant Fund has been received and is to be utilized, provided that incorporation of any such recommendation shall be subject to the conflict of interest review process required under the Procedures.

Recommendations from the Investment Professionals, while not required under the Procedures, are likely to be considered with respect to proxies for private equity securities and/or proposals related to merger transactions/corporate restructurings, proxy contests, or unusual or controversial issues.  Such input shall be given primary consideration with respect to CASE-BY-CASE proposals being considered on behalf of the relevant Fund.

Except as otherwise provided for herein, it shall generally be the policy of the Funds not to support proposals that would impose a negative impact on existing rights of the Funds to the extent that any positive impact would not be deemed sufficient to outweigh removal or diminution of such rights.

The foregoing policies may be overridden in any case as provided for in the Procedures.  Similarly, the Procedures provide that proposals whose Guidelines prescribe a firm voting position may instead be considered on a CASE-BY-CASE basis in cases in which unusual or controversial circumstances so dictate.

Interpretation and application of these Guidelines is not intended to supersede any law, regulation, binding agreement or other legal requirement to which an issuer may be or become subject.  No proposal shall be supported whose implementation would contravene such requirements.

1.                                     The Board of Directors

Voting on Director Nominees in Uncontested Elections

Unless otherwise provided for herein, the Agent’s standards with respect to determining director independence shall apply.  These standards generally provide that, to be considered completely independent, a director shall have no material connection to the company other than the board seat.

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Agreement with the Agent’s independence standards shall not dictate that a Fund’s vote shall be cast according to the Agent’s corresponding recommendation.  Votes on director nominees not subject to specific policies described herein should be made on a CASE-BY-CASE basis.

Where applicable and except as otherwise provided for herein, it shall be the policy of the Funds to lodge disagreement with an issuer’s policies or practices by withholding support from a proposal for the relevant policy or practice rather than the director nominee(s) to which the Agent assigns a correlation.  Support shall be withheld from culpable nominees as appropriate, but if they are not standing for election (e.g., the board is classified), support shall generally not be withheld from others in their stead.

If application of the policies described herein would result in withholding votes from the majority of independent outside directors sitting on a board, or removal of such directors is likely to negatively impact majority board independence, primary consideration shall be given to retention of such independent outside director nominees unless the concerns identified are of such grave nature as to merit removal of the independent directors.

Where applicable and except as otherwise provided for herein, generally DO NOT WITHHOLD support (or DO NOT VOTE AGAINST, pursuant to the applicable election standard) in connection with issues raised by the Agent if the nominee did not serve on the board or relevant committee during the majority of the time period relevant to the concerns cited by the Agent.

WITHHOLD support from a nominee who, during both of the most recent two years, attended less than 75 percent of the board and committee meetings without a valid reason for the absences.  DO NOT WITHHOLD support in connection with attendance issues for nominees who have served on the board for less than the two most recent years.

WITHHOLD support from a nominee in connection with poison pill or anti-takeover considerations (e.g., furtherance of measures serving to disenfranchise shareholders or failure to remove restrictive pill features or ensure pill expiration or submission to shareholders for vote) in cases for which culpability for implementation or renewal of the pill in such form can be specifically attributed to the nominee.

Provided that a nominee served on the board during the relevant time period, WITHHOLD support from a nominee who has failed to implement a shareholder proposal that was approved by (1) a majority of the issuer’s shares outstanding (most recent annual meeting) or (2) a majority of the votes cast for two consecutive years.  However, in the case of shareholder proposals seeking shareholder ratification of a poison pill, generally DO NOT WITHHOLD support from a nominee in such cases if the company has already implemented a policy that should reasonably prevent abusive use of the pill.

If a nominee has not acted upon negative votes (WITHHOLD or AGAINST, as applicable based on the issuer’s election standard) representing a majority of the votes cast at the previous annual meeting, consider such nominee on a CASE-BY-CASE basis.  Generally, vote FOR nominees when (1) the issue relevant to the majority negative vote has been adequately addressed or cured or (2) the Funds’ Guidelines or voting record do not support the relevant issue.

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WITHHOLD support from inside directors or affiliated outside directors who sit on the audit committee.

DO NOT WITHHOLD support from inside directors or affiliated outside directors who sit on the nominating or compensation committee, provided that such committee meets the applicable independence requirements of the relevant listing exchange.

DO NOT WITHHOLD support from inside directors or affiliated outside directors if the full board serves as the compensation or nominating committee OR has not created one or both committees, provided that the issuer is in compliance with all provisions of the listing exchange in connection with performance of relevant functions (e.g., performance of relevant functions by a majority of independent directors in lieu of the formation of a separate committee).

Compensation Practices:

It shall generally be the policy of the Funds that matters of compensation are best determined by an independent board and compensation committee.  Votes on director nominees in connection with compensation practices should be considered on a CASE-BY-CASE basis, and generally:

(1)                      Where applicable and except as otherwise provided for herein, DO NOT WITHHOLD support from nominees who did not serve on the compensation committee, or board, as applicable based on the Agent’s analysis, during the majority of the time period relevant to the concerns cited by the Agent.

(2)                      In cases in which the Agent has identified a “pay for performance” disconnect, or internal pay disparity, as such issues are defined by the Agent, DO NOT WITHHOLD support from director nominees.

(3)                      If the Agent recommends withholding support from nominees in connection with overly liberal change in control provisions, including those lacking a double trigger, DO NOT WITHHOLD support from such nominees if mitigating provisions or board actions (e.g., clawbacks) are present.

(4)                      If the Agent recommends withholding support from nominees in connection with their failure to seek a shareholder vote on plans to reprice, replace or exchange options, generally WITHHOLD support from such nominees.

(5)                      If the Agent recommends withholding support from nominees that have approved compensation that is ineligible for tax benefits to the company (e.g., under Section 162(m) of OBRA), DO NOT WITHHOLD support from such nominees if the company has provided adequate rationale or disclosure or the plan itself is being put to shareholder vote at the same meeting.  If the plan is up for vote, the provisions under Section 8., OBRA-Related Compensation Proposals, shall apply.

(6)                      If the Agent recommends withholding support from nominees in connection with executive compensation practices related to tax gross-ups, perquisites, provisions related to retention or recruitment, including contract length or renewal provisions, “guaranteed” awards, pensions/SERPs, severance or termination arrangements, vote FOR such nominees if the issuer has provided adequate rationale and/or disclosure, factoring in any overall adjustments or reductions to the compensation package at issue.  Generally DO NOT WITHHOLD support solely due to such practices if the total compensation appears reasonable, but consider on a CASE-BY-CASE basis

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compensation packages representing a combination of such provisions and deemed by the Agent to be excessive.

(7)       If the Agent has raised issues of options backdating, consider members of the compensation committee, or board, as applicable, as well as company executives nominated as directors, on a CASE-BY-CASE basis.

(8)       If the Agent has raised other considerations regarding poor compensation practices, consider nominees on a CASE-BY-CASE basis.

Accounting Practices:

(1)       Generally, vote FOR independent outside director nominees serving on the audit committee.

(2)       Where applicable and except as otherwise provided for herein, generally DO NOT WITHHOLD support from nominees serving on the audit committee who did not serve on that committee during the majority of the time period relevant to the concerns cited by the Agent.

(3)       If the Agent has raised concerns regarding poor accounting practices, consider the company’s CEO and CFO, if nominated as directors, and nominees serving on the audit committee on a CASE-BY-CASE basis.

(4)       If total non-audit fees exceed the total of audit fees, audit-related fees and tax compliance and preparation fees, the provisions under Section 3., Auditor Ratification, shall apply.

Board Independence:

It shall generally be the policy of the Funds that a board should be majority independent and therefore to consider inside director or affiliated outside director nominees in cases in which the full board is not majority independent on a CASE-BY-CASE basis.  Generally:

(1)       WITHHOLD support from the fewest directors whose removal would achieve majority independence across the remaining board, except that support may be withheld from additional nominees whose relative level of independence cannot be differentiated.

(2)       WITHHOLD support from all non-independent nominees, including the founder, chairman or CEO, if the number required to achieve majority independence is equal to or greater than the number of non-independent nominees.

(3)       Except as provided above, vote FOR non-independent nominees in the role of CEO, and when appropriate, founder or chairman, and determine support for other non-independent nominees based on the qualifications and contributions of the nominee as well as the Funds’ voting precedent for assessing relative independence to management, e.g., insiders holding senior executive positions are deemed less independent than affiliated outsiders with a transactional or advisory relationship to the company, and affiliated outsiders with a material transactional or advisory relationship are deemed less independent than those with lesser relationships.

(4)       Non-voting directors (e.g., director emeritus or advisory director) shall be excluded from calculations with respect to majority board independence.

(5)       When conditions contributing to a lack of majority independence remain substantially similar to those in the previous year, it shall generally be the policy of the Funds to vote on nominees in a manner consistent with votes cast by the Fund(s) in the previous year.

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Generally vote FOR nominees without regard to “over-boarding” issues raised by the Agent unless other concerns requiring CASE-BY-CASE consideration have been raised.

Generally, when the Agent recommends withholding support due to assessment that a nominee acted in bad faith or against shareholder interests in connection with a major transaction, such as a merger or acquisition, consider on a CASE-BY-CASE basis, factoring in the merits of the nominee’s performance and rationale and disclosure provided.

Performance Test for Directors

Consider nominees failing the Agent’s performance test, which includes market-based and operating performance measures, on a CASE-BY-CASE basis.  Input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to such proposals.

Proposals Regarding Board Composition or Board Service

Generally, except as otherwise provided for herein, vote AGAINST shareholder proposals to impose new board structures or policies, including those requiring that the positions of chairman and CEO be held separately, except support proposals in connection with a binding agreement or other legal requirement to which an issuer has or reasonably may expect to become subject, and consider such proposals on a CASE-BY-CASE basis if the board is not majority independent or pervasive corporate governance concerns have been identified.  Generally, except as otherwise provided for herein, vote FOR management proposals to adopt or amend board structures or policies, except consider such proposals on a CASE-BY-CASE basis if the board is not majority independent, pervasive corporate governance concerns have been identified, or the proposal may result in a material reduction in shareholders’ rights.

Generally, vote AGAINST shareholder proposals asking that more than a simple majority of directors be independent.

Generally, vote AGAINST shareholder proposals asking that board compensation and/or nominating committees be composed exclusively of independent directors.

Generally, vote AGAINST shareholder proposals to limit the number of public company boards on which a director may serve.

Generally, vote AGAINST shareholder proposals that seek to redefine director independence or directors’ specific roles (e.g., responsibilities of the lead director).

Generally, vote AGAINST shareholder proposals requesting creation of additional board committees or offices, except as otherwise provided for herein.

Generally, vote FOR shareholder proposals that seek creation of an audit, compensation or nominating committee of the board, unless the committee in question is already in existence or the issuer has availed itself of an applicable exemption of the listing exchange (e.g., performance of relevant functions by a majority of independent directors in lieu of the formation of a separate committee).

Generally, vote AGAINST shareholder proposals to limit the tenure of outside directors or impose a mandatory retirement age for outside directors (unless the proposal seeks to relax existing standards), but generally DO NOT VOTE AGAINST management proposals in this regard.

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Stock Ownership Requirements

Generally, vote AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

Director and Officer Indemnification and Liability Protection

Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard.  Vote AGAINST proposals to limit or eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care.  Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.  Vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if:

(1)       The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and

(2)       Only if the director’s legal expenses would be covered.

2.             Proxy Contests

These proposals should generally be analyzed on a CASE-BY-CASE basis.  Input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to proposals in connection with proxy contests being considered on behalf of that Fund.

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis.

Reimburse Proxy Solicitation Expenses

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis.

3.             Auditors

Ratifying Auditors

Generally, except in cases of poor accounting practices or high non-audit fees, vote FOR management proposals to ratify auditors.  Consider management proposals to ratify auditors on a CASE-BY-CASE basis if the Agent cites poor accounting practices.  If fees for non-audit services exceed 50 percent of total auditor fees as described below, consider on a CASE-BY-CASE basis, voting AGAINST management proposals to ratify auditors only if concerns exist that remuneration for the non-audit work is so lucrative as to taint the auditor’s independence.  For purposes of this review, fees deemed to be reasonable, generally non-recurring, exceptions to the non-audit fee category (e.g., those related to an IPO) shall be excluded.  If independence concerns exist or an issuer has a history of questionable accounting practices, also vote FOR shareholder proposals asking the issuer to present its auditor annually for ratification, but in other cases generally vote AGAINST.

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Auditor Independence

Generally, consider shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services) on a CASE-BY-CASE basis.

Audit Firm Rotation:

Generally, vote AGAINST shareholder proposals asking for mandatory audit firm rotation.

4.             Proxy Contest Defenses

Board Structure: Staggered vs. Annual Elections

Generally, vote AGAINST proposals to classify the board or otherwise restrict shareholders’ ability to vote upon directors.

Generally, vote FOR proposals to repeal classified boards and to elect all directors annually.

Shareholder Ability to Remove Directors

Generally, vote AGAINST proposals that provide that directors may be removed only for cause.

Generally, vote FOR proposals to restore shareholder ability to remove directors with or without cause.

Generally, vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Generally, vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

Cumulative Voting

If the company maintains a classified board of directors, generally, vote AGAINST management proposals to eliminate cumulative voting, except that such proposals may be supported irrespective of classification in furtherance of an issuer’s plan to adopt a majority voting standard.

In cases in which the company maintains a classified board of directors, generally vote FOR shareholder proposals to restore or permit cumulative voting.

Time-Phased Voting

Generally, vote AGAINST proposals to implement, and FOR proposals to eliminate, time-phased or other forms of voting that do not promote a one share, one vote standard.

Shareholder Ability to Call Special Meetings

Generally, vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Generally, vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Shareholder Ability to Act by Written Consent

Generally, vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Generally, vote FOR proposals to allow or make easier shareholder action by written consent.

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Shareholder Ability to Alter the Size of the Board

Generally, vote FOR proposals that seek to fix the size of the board or designate a range for its size.

Generally, vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

5.             Tender Offer Defenses

Poison Pills

Generally, vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification, or to redeem its pill in lieu thereof, unless (1) shareholders have approved adoption of the plan, (2) a policy has already been implemented by the company that should reasonably prevent abusive use of the pill, or (3) the board had determined that it was in the best interest of shareholders to adopt a pill without delay, provided that such plan would be put to shareholder vote within twelve months of adoption or expire, and if not approved by a majority of the votes cast, would immediately terminate.

Review on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill.

Review on a CASE-BY-CASE basis management proposals to approve or ratify a poison pill or any plan that can reasonably be construed as an anti-takeover measure, with voting decisions generally based on the Agent’s approach to evaluating such proposals, considering factors such as rationale, trigger level and sunset provisions.  Votes will generally be cast in a manner that seeks to preserve shareholder value and the right to consider a valid offer, voting AGAINST management proposals in connection with poison pills or anti-takeover activities that do not meet the Agent’s standards.

Fair Price Provisions

Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Greenmail

Generally, vote FOR proposals to adopt antigreenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Review on a CASE-BY-CASE basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

Pale Greenmail

Review on a CASE-BY-CASE basis restructuring plans that involve the payment of pale greenmail.

Unequal Voting Rights

Generally, vote AGAINST dual-class exchange offers.

Generally, vote AGAINST dual-class recapitalizations.

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Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

Generally, vote AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments or other key proposals.

Generally, vote FOR shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments, unless the proposal also asks the issuer to mount a solicitation campaign or similar form of comprehensive commitment to obtain passage of the proposal.

Supermajority Shareholder Vote Requirement to Approve Mergers

Generally, vote AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

Generally, vote FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

White Squire Placements

Generally, vote FOR shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.

6.             Miscellaneous

Amendments to Corporate Documents

Except to align with legislative or regulatory changes or when support is recommended by the Agent or Investment Professional (including, for example, as a condition to a major transaction such as a merger), generally, vote AGAINST proposals seeking to remove shareholder approval requirements or otherwise remove or diminish shareholder rights, e.g., by (1) adding restrictive provisions, (2) removing provisions or moving them to portions of the charter not requiring shareholder approval, or (3) in corporate structures such as holding companies, removing provisions in an active subsidiary’s charter that provide voting rights to parent company shareholders.  This policy would also generally apply to proposals seeking approval of corporate agreements or amendments to such agreements that the Agent recommends AGAINST because a similar reduction in shareholder rights is requested.

Generally, vote AGAINST proposals for charter amendments that may support board entrenchment or may be used as an anti-takeover device, particularly if the proposal is bundled or the board is classified.

Generally, vote FOR proposals seeking charter or bylaw amendments to remove anti-takeover provisions.

Consider proposals seeking charter or bylaw amendments not addressed under these Guidelines on a CASE-BY-CASE basis.

Confidential Voting

Generally, vote FOR shareholder proposals that request companies to adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows:

•      In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy.

•      If the dissidents agree, the policy remains in place.

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•      If the dissidents do not agree, the confidential voting policy is waived.

Generally, vote FOR management proposals to adopt confidential voting.

Proxy Access

Consider on a CASE-BY-CASE basis shareholder proposals seeking access to management’s proxy material in order to nominate their own candidates to the board.

Majority Voting Standard

Except as otherwise provided for herein, it shall generally be the policy of the Funds to extend discretion to issuers to determine when it may be appropriate to adopt a majority voting standard.  Generally, vote FOR management proposals, irrespective of whether the proposal contains a plurality carve-out for contested elections, but AGAINST shareholder proposals unless also supported by management, seeking election of directors by the affirmative vote of the majority of votes cast in connection with a meeting of shareholders, including amendments to corporate documents or other actions in furtherance of such standard, and provided such standard when supported does not conflict with state law in which the company is incorporated.  For issuers with a history of board malfeasance or pervasive corporate governance concerns, consider such proposals on a CASE-BY-CASE basis.

Bundled Proposals

Except as otherwise provided for herein, review on a CASE-BY-CASE basis bundled or “conditioned” proxy proposals, generally voting AGAINST bundled proposals containing one or more items not supported under these Guidelines if the Agent or an Investment Professional deems the negative impact, on balance, to outweigh any positive impact.

Shareholder Advisory Committees

Review on a CASE-BY-CASE basis proposals to establish a shareholder advisory committee.

Reimburse Shareholder for Expenses Incurred

Voting to reimburse expenses incurred in connection with shareholder proposals should be analyzed on a CASE-BY-CASE basis.

Other Business

In connection with proxies of U.S. issuers, generally vote FOR management proposals for Other Business, except in connection with a proxy contest in which a Fund is not voting in support of management.

Quorum Requirements

Review on a CASE-BY-CASE basis proposals to lower quorum requirements for shareholder meetings below a majority of the shares outstanding.

Advance Notice for Shareholder Proposals

Generally, vote FOR management proposals related to advance notice period requirements, provided that the period requested is in accordance with applicable law and no material governance concerns have been identified in connection with the issuer.

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Multiple Proposals

Multiple proposals of a similar nature presented as options to the course of action favored by management may all be voted FOR, provided that support for a single proposal is not operationally required, no one proposal is deemed superior in the interest of the Fund(s), and each proposal would otherwise be supported under these Guidelines.

7.             Capital Structure

Analyze on a CASE-BY-CASE basis.

Common Stock Authorization

Review proposals to increase the number of shares of common stock authorized for issue on a CASE-BY-CASE basis.  Except where otherwise indicated, the Agent’s proprietary approach, utilizing quantitative criteria (e.g., dilution, peer group comparison, company performance and history) to determine appropriate thresholds and, for requests marginally above such allowable threshold, a qualitative review (e.g., rationale and prudent historical usage), will generally be utilized in evaluating such proposals.

•      Generally vote FOR proposals to authorize capital increases within the Agent’s allowable thresholds or those in excess but meeting Agent’s qualitative standards, but consider on a CASE-BY-CASE basis those requests failing the Agent’s review for proposals in connection with which a contrary recommendation from the Investment Professional(s) has been received and is to be utilized (e.g., in support of a merger or acquisition proposal).

•      Generally vote FOR proposals to authorize capital increases within the Agent’s allowable thresholds or those in excess but meeting Agent’s qualitative standards, unless the company states that the stock may be used as a takeover defense.  In those cases, consider on a CASE-BY-CASE basis if a contrary recommendation from the Investment Professional(s) has been received and is to be utilized.

•      Generally vote FOR proposals to authorize capital increases exceeding the Agent’s thresholds when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

•      Generally, vote AGAINST proposals to increase the number of authorized shares of a class of stock if the issuance which the increase is intended to service is not supported under these Guidelines.

•      Generally, vote AGAINST nonspecific proposals authorizing excessive discretion to a board, as assessed by the Agent.

•      Consider management proposals to make changes to the capital structure not otherwise addressed under these Guidelines CASE-BY-CASE, generally voting with the Agent’s recommendation unless a contrary recommendation has been received from the Investment Professional for the relevant Fund and is to be utilized.

Dual Class Capital Structures

Generally, vote AGAINST proposals to increase the number of authorized shares of the class of stock that has superior voting rights in companies that have dual class capital structures, but consider CASE-BY-CASE if (1) bundled with favorable proposal(s), (2) approval of such proposal(s) is a condition of such favorable proposal(s), or (3) part of a recapitalization for which support is recommended by the Agent or an Investment Professional.

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Generally, vote AGAINST management proposals to create or perpetuate dual class capital structures with unequal voting rights, and vote FOR shareholder proposals to eliminate them, in cases in which the relevant Fund owns the class with inferior voting rights, but generally vote FOR management proposals and AGAINST shareholder proposals in cases in which the relevant Fund owns the class with superior voting rights.  Consider CASE-BY-CASE if bundled with favorable proposal(s), (2) approval of such proposal(s) is a condition of such favorable proposal(s), or (3) part of a recapitalization for which support is recommended by the Agent or an Investment Professional.

Consider management proposals to eliminate or make changes to dual class capital structures CASE-BY-CASE, generally voting with the Agent’s recommendation unless a contrary recommendation has been received from the Investment Professional for the relevant Fund and is to be utilized.

Stock Distributions: Splits and Dividends

Generally, vote FOR management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares falls within the Agent’s allowable thresholds, but consider on a CASE-BY-CASE basis those proposals exceeding the Agent’s threshold for proposals in connection with which a contrary recommendation from the Investment Professional(s) has been received and is to be utilized.

Reverse Stock Splits

Consider on a CASE-BY-CASE basis management proposals to implement a reverse stock split.  In the event the split constitutes a capital increase effectively exceeding the Agent’s allowable threshold because the request does not proportionately reduce the number of shares authorized, vote FOR the split if management has provided adequate rationale and/or disclosure.

Preferred Stock

Generally, vote AGAINST proposals authorizing the issuance of preferred stock or creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock), but vote FOR if the Agent or an Investment Professional so recommends because the issuance is required to effect a merger or acquisition proposal.

Generally, vote FOR proposals to issue or create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense.  Generally vote AGAINST in cases where the company expressly states that, or fails to disclose whether, the stock may be used as a takeover defense, but vote FOR if the Agent or an Investment Professional so recommends because the issuance is required to address special circumstances such as a merger or acquisition.

Generally, vote FOR proposals to authorize or issue preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

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Shareholder Proposals Regarding Blank Check Preferred Stock

Generally, vote FOR shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

Adjustments to Par Value of Common Stock

Generally, vote FOR management proposals to reduce the par value of common stock.

Preemptive Rights

Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights or management proposals that seek to eliminate them.  In evaluating proposals on preemptive rights, consider the size of a company and the characteristics of its shareholder base.

Debt Restructurings

Review on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan.

Share Repurchase Programs

Generally, vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms, but vote AGAINST plans with terms favoring selected, non-Fund parties.

Generally, vote FOR management proposals to cancel repurchased shares.

Generally, vote AGAINST proposals for share repurchase methods lacking adequate risk mitigation or exceeding appropriate volume or duration parameters for the market as assessed by the Agent.

Tracking Stock

Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis.

8.             Executive and Director Compensation

Except as otherwise provided for herein, votes with respect to compensation and employee benefit plans should be determined on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such plans, which includes determination of costs and comparison to an allowable cap.

•      Generally, vote in accordance with the Agent’s recommendations FOR equity-based plans with costs within such cap and AGAINST those with costs in excess of it, except that plans above the cap may be supported if so recommended by the Agent or Investment Professional as a condition to a major transaction such as a merger.

•      Generally, vote AGAINST plans if the Agent suggests cost or dilution assessment may not be possible due to the method of disclosing shares allocated to the plan(s), except that such concerns arising in connection with evergreen provisions shall be considered CASE-BY-CASE, voted FOR if the company has provided a reasonable rationale and/or adequate disclosure regarding the plan as a whole.

•      Generally, vote FOR plans with costs within the cap if the primary considerations raised by the Agent pertain to matters that would not result in a negative vote under these

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Guidelines on the relevant board or committee member(s), or equity compensation burn rate or pay for performance as defined by Agent.

•                  Generally, vote AGAINST plans administered by potential grant recipients.

•                  Generally, vote AGAINST proposals to eliminate existing shareholder approval requirements for plan changes assessed as material by the Agent, unless the company has provided a reasonable rationale and/or adequate disclosure regarding the requested changes.

•                  Consider plans CASE-BY-CASE if the Agent raises other considerations not otherwise provided for herein.

Restricted Stock or Stock Option Plans

Consider proposals for restricted stock or stock option plans, or the issuance of shares in connection with such plans, on a CASE-BY-CASE basis, considering factors such as level of disclosure and adequacy of vesting or performance requirements.  Plans that do not meet the Agent’s criteria in this regard may be supported, but vote AGAINST if no disclosure is provided regarding either vesting or performance requirements.

Management Proposals Seeking Approval to Reprice Options

Review on a CASE-BY-CASE basis management proposals seeking approval to reprice, replace or exchange options, considering factors such as rationale, historic trading patterns, value-for-value exchange, vesting periods and replacement option terms.  Generally, vote FOR proposals that meet the Agent’s criteria for acceptable repricing, replacement or exchange transactions, except that considerations raised by the Agent regarding burn rate or executive participation shall not be grounds for withholding support.

Vote AGAINST compensation plans that (1) permit or may permit (e.g., history of repricing and no express prohibition against future repricing) repricing of stock options, or any form or alternative to repricing, without shareholder approval, (2) include provisions that permit repricing, replacement or exchange transactions that do not meet the Agent’s criteria (except regarding burn rate or executive participation as noted above), or (3) give the board sole discretion to approve option repricing, replacement or exchange programs.

Director Compensation

Votes on stock-based plans for directors are made on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s quantitative approach described above as well as a review of qualitative features of the plan in cases in which costs exceed the Agent’s threshold.  DO NOT VOTE AGAINST plans for which burn rate is the sole consideration raised by the Agent.

Employee Stock Purchase Plans

Votes on employee stock purchase plans, and capital issuances in support of such plans, should be made on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such plans, except that negative recommendations by the Agent due to evergreen provisions will be reviewed CASE-BY-CASE, voted FOR if the company has provided a reasonable rationale and/or adequate disclosure regarding the plan as a whole.

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OBRA-Related Compensation Proposals

Votes on plans intended to qualify for favorable tax treatment under the provisions of Section 162(m) of OBRA should be evaluated irrespective of the Agent’s assessment of board independence, provided that the board meets the independence requirements of the relevant listing exchange and no potential recipient under the plan(s) sits on the committee that exercises discretion over the related compensation awards.  Unless the issuer has provided a compelling rationale, generally vote with the Agent’s recommendations AGAINST plans that deliver excessive compensation that fails to qualify for favorable tax treatment.

Amendments that Place a Cap on Annual Grants or Amend Administrative Features

Generally, vote FOR plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

Amendments to Add Performance-Based Goals

Generally, vote FOR amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

Amendments to Increase Shares and Retain Tax Deductions Under OBRA

Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a CASE-BY-CASE basis, generally voting FOR such plans that do not raise any negative concerns under these Guidelines.

Approval of Cash or Cash-and-Stock Bonus Plans

Generally, vote FOR cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA, with primary consideration given to management’s assessment that such plan meets the requirements for exemption of performance-based compensation.

Shareholder Proposals Regarding Executive and Director Pay

Regarding the remuneration of individuals other than senior executives and directors, generally, vote AGAINST shareholder proposals that seek to expand or restrict disclosure or require shareholder approval beyond regulatory requirements and market practice.  Vote AGAINST shareholder proposals that seek disclosure of executive or director compensation if providing it would be out of step with market practice and potentially disruptive to the business.

Unless evidence exists of abuse in historical compensation practices, and except as otherwise provided for herein, generally vote AGAINST shareholder proposals that seek to impose new compensation structures or policies, such as “claw back” recoupments or advisory votes.

Severance and Termination Payments

Generally, vote FOR shareholder proposals to have parachute arrangements submitted for shareholder ratification (with “parachutes” defined as compensation arrangements related to termination that specify change in control events) and provided that the proposal does not include unduly restrictive or arbitrary provisions such as advance approval requirements.

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Generally vote AGAINST shareholder proposals to submit executive severance agreements for shareholder ratification, unless such proposals specify change in control events, Supplemental Executive Retirement Plans, or deferred executive compensation plans, or ratification is required by the listing exchange.

Review on a CASE-BY-CASE basis all proposals to approve, ratify or cancel executive severance or termination arrangements, including those related to executive recruitment or retention, generally voting FOR such compensation arrangements if the issuer has provided adequate rationale and/or disclosure or support is recommended by the Agent or Investment Professional (e.g., as a condition to a major transaction such as a merger).  However, vote in accordance with the Agent’s recommendations FOR new or materially amended plans, contracts or payments that require change in control provisions to be double-triggered and defined to require an actual change in control, except that plans, contracts or payments not meeting such standards may be supported if mitigating provisions or board actions (e.g., clawbacks) are present.

Employee Stock Ownership Plans (ESOPs)

Generally, vote FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than five percent of outstanding shares).

401(k) Employee Benefit Plans

Generally, vote FOR proposals to implement a 401(k) savings plan for employees.

Holding Periods

Generally, vote AGAINST proposals requiring mandatory periods for officers and directors to hold company stock.

Advisory Votes on Executive Compensation

Generally, management proposals seeking ratification of the company’s compensation program will be voted FOR unless the program includes practices or features not supported under these Guidelines and the proposal receives a negative recommendation from the Agent.  Unless otherwise provided for herein, proposals not receiving the Agent’s support due to concerns regarding severance/termination payments, incentive structures or vesting or performance criteria not otherwise supported by these Guidelines will be considered on a CASE-BY-CASE basis, generally voted FOR if the company has provided a reasonable rationale and/or adequate disclosure regarding the matter(s) under consideration.

9.             State of Incorporation

Voting on State Takeover Statutes

Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

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Voting on Reincorporation Proposals

Proposals to change a company’s state of incorporation should be examined on a CASE-BY-CASE basis, generally supporting management proposals not assessed by the Agent as a potential takeover defense, but if so assessed, weighing management’s rationale for the change.  Generally, vote FOR management reincorporation proposals upon which another key proposal, such as a merger transaction, is contingent if the other key proposal is also supported.  Generally, vote AGAINST shareholder reincorporation proposals not also supported by the company.

10.          Mergers and Corporate Restructurings

Input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to proposals regarding business combinations, particularly those between otherwise unaffiliated parties, or other corporate restructurings being considered on behalf of that Fund.

Generally, vote FOR a proposal not typically supported under these Guidelines if a key proposal, such as a merger transaction, is contingent upon its support and a vote FOR is accordingly recommended by the Agent or an Investment Professional.

Mergers and Acquisitions

Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis.

Corporate Restructuring

Votes on corporate restructuring proposals, including demergers, minority squeezeouts, leveraged buyouts, spinoffs, liquidations, dispositions, divestitures and asset sales, should be considered on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such proposals.

Adjournment

Generally, vote FOR proposals to adjourn a meeting to provide additional time for vote solicitation when the primary proposal is also voted FOR.

Appraisal Rights

Generally, vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

Changing Corporate Name

Generally, vote FOR changing the corporate name.

11.          Mutual Fund Proxies

Election of Directors

Vote the election of directors on a CASE-BY-CASE basis.

Converting Closed-end Fund to Open-end Fund

Vote conversion proposals on a CASE-BY-CASE basis.

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Proxy Contests

Vote proxy contests on a CASE-BY-CASE basis.

Investment Advisory Agreements

Vote the investment advisory agreements on a CASE-BY-CASE basis.

Approving New Classes or Series of Shares

Generally, vote FOR the establishment of new classes or series of shares.

Preferred Stock Proposals

Vote the authorization for or increase in preferred shares on a CASE-BY-CASE basis.

1940 Act Policies

Vote these proposals on a CASE-BY-CASE basis.

Changing a Fundamental Restriction to a Nonfundamental Restriction

Vote these proposals on a CASE-BY-CASE basis.

Change Fundamental Investment Objective to Nonfundamental

Generally, consider proposals to change a fund’s fundamental investment objective to nonfundamental on a CASE-BY-CASE basis.

Name Rule Proposals

Vote these proposals on a CASE-BY-CASE basis.

Disposition of Assets/Termination/Liquidation

Vote these proposals on a CASE-BY-CASE basis.

Changes to the Charter Document

Vote changes to the charter document on a CASE-BY-CASE basis.

Changing the Domicile of a Fund

Vote reincorporations on a CASE-BY-CASE basis.

Change in Fund’s Subclassification

Vote these proposals on a CASE-BY-CASE basis.

Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder Approval

Generally, vote FOR these proposals.

Distribution Agreements

Vote these proposals on a CASE-BY-CASE basis.

Master-Feeder Structure

Generally, vote FOR the establishment of a master-feeder structure.

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Mergers

Vote merger proposals on a CASE-BY-CASE basis.

Establish Director Ownership Requirement

Generally, vote AGAINST shareholder proposals for the establishment of a director ownership requirement.

Reimburse Shareholder for Expenses Incurred

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis.

Terminate the Investment Advisor

Vote to terminate the investment advisor on a CASE-BY-CASE basis.

12.          Social and Environmental Issues

These issues cover a wide range of topics.  In general, unless otherwise specified herein, vote CASE-BY-CASE.  While a wide variety of factors may go into each analysis, the overall principle guiding all vote recommendations focuses on how or whether the proposal will enhance the economic value of the company.  Because a company’s board is likely to have access to relevant, non-public information regarding a company’s business, such proposals will generally be voted in a manner intended to give the board (rather than shareholders) latitude to set corporate policy and oversee management.

Absent concurring support from the issuer, compelling evidence of abuse, significant public controversy or litigation, the issuer’s significant history of relevant violations; or activities not in step with market practice or regulatory requirements, or unless provided for otherwise herein, generally vote AGAINST shareholder proposals seeking to dictate corporate conduct, apply existing law, duplicate policies already substantially in place and/or addressed by the issuer, or release information that would not help a shareholder evaluate an investment in the corporation as an economic matter.  Such proposals would generally include those seeking preparation of reports and/or implementation or additional disclosure of corporate policies related to issues such as consumer and public safety, environment and energy, labor standards and human rights, military business and political concerns, workplace diversity and non-discrimination, sustainability, social issues, vendor activities, economic risk or matters of science and engineering.

13.                               Global Proxies

The foregoing Guidelines provided in connection with proxies of U.S. issuers shall also be applied to global proxies where applicable and not provided for otherwise herein.  The following provide for differing regulatory and legal requirements, market practices and political and economic systems existing in various global markets.

Unless otherwise provided for herein, it shall generally be the policy of the Funds to vote AGAINST global proxy proposals in cases in which the Agent recommends voting AGAINST such proposal because relevant disclosure by the issuer, or the time provided for consideration of

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such disclosure, is inadequate.  For purposes of these global Guidelines, “AGAINST” shall mean withholding of support for a proposal, resulting in submission of a vote of AGAINST or ABSTAIN, as appropriate for the given market and level of concern raised by the Agent regarding the issue or lack of disclosure or time provided.

In connection with practices described herein that are associated with a firm AGAINST vote, it shall generally be the policy of the Funds to consider them on a CASE-BY-CASE basis if the Agent recommends their support (1) as the issuer or market transitions to better practices (e.g., having committed to new regulations or governance codes) or (2) as the more favorable choice in cases in which shareholders must choose between alternate proposals.

Routine Management Proposals

Generally, vote FOR the following and other similar routine management proposals:

•                  the opening of the shareholder meeting

•                  that the meeting has been convened under local regulatory requirements

•                  the presence of quorum

•                  the agenda for the shareholder meeting

•                  the election of the chair of the meeting

•                  the appointment of shareholders to co-sign the minutes of the meeting

•                  regulatory filings (e.g., to effect approved share issuances)

•                  the designation of inspector or shareholder representative(s) of minutes of meeting

•                  the designation of two shareholders to approve and sign minutes of meeting

•                  the allowance of questions

•                  the publication of minutes

•                  the closing of the shareholder meeting

Discharge of Management/Supervisory Board Members

Generally, vote FOR management proposals seeking the discharge of management and supervisory board members, unless the Agent recommends AGAINST due to concern about the past actions of the company’s auditors or directors or legal action is being taken against the board by other shareholders, including when the proposal is bundled.

Director Elections

Unless otherwise provided for herein, the Agent’s standards with respect to determining director independence shall apply.  These standards generally provide that, to be considered completely independent, a director shall have no material connection to the company other than the board seat.

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Agreement with the Agent’s independence standards shall not dictate that a Fund’s vote shall be cast according to the Agent’s corresponding recommendation.  Further, unless otherwise provided for herein, the application of Guidelines in connection with such standards shall apply only in cases in which the nominee’s level of independence can be ascertained based on available disclosure.  These policies generally apply to director nominees in uncontested elections; votes in contested elections, and votes on director nominees not subject to policies described herein, should be made on a CASE-BY-CASE basis, with primary consideration in contested elections given to input from the Investment Professional(s) for a given Fund.

For issuers domiciled in Canada, Finland, France, Ireland, the Netherlands, Sweden or tax haven markets, generally vote AGAINST non-independent directors in cases in which the full board serves as the audit committee, or the company does not have an audit committee.

For issuers in all markets, including those in tax haven markets and those in Japan that have adopted the U.S.-style board-with-committees structure, vote AGAINST non-independent nominees to the audit committee, or, if the slate of nominees is bundled, vote AGAINST the slate.  If the slate is bundled and audit committee membership is unclear or proposed as a separate agenda item, vote FOR if the Agent otherwise recommends support.  For Canadian issuers, the Funds’ U.S. Guidelines with respect to audit committees shall apply.

In tax haven markets, DO NOT VOTE AGAINST non-independent directors in cases in which the full board serves as the compensation committee, or the company does not have a compensation committee.

DO NOT VOTE AGAINST non-independent directors who sit on the compensation or nominating committees, provided that such committees meet the applicable independence requirements of the relevant listing exchange.

In cases in which committee membership is unclear, consider non-independent director nominees on a CASE-BY-CASE basis if no other issues have been raised in connection with his/her nomination.

Generally follow Agent’s recommendations to vote AGAINST individuals nominated as outside/non-executive directors who do not meet the Agent’s standard for independence, unless the slate of nominees is bundled, in which case the proposal(s) to elect board members shall be considered on a CASE-BY-CASE basis.

For issuers in tax haven markets, generally withhold support (AGAINST or ABSTAIN, as appropriate) from bundled slates of nominees if the board is non-majority independent.  For issuers in Canada and other global markets, generally follow the Agent’s standards for withholding support from bundled slates or non-independent directors (typically excluding the CEO), as applicable, if the board does not meet the Agent’s independence standards or the board’s independence cannot be ascertained due to inadequate disclosure.

Generally, withhold support (AGAINST or ABSTAIN, as appropriate) from nominees or slates of nominees presented in a manner not aligned with market practice and/or legislation, including:

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•                  bundled slates of nominees (e.g., France, Hong Kong or Spain);

•                  simultaneous reappointment of retiring directors (e.g., South Africa);

•                  in markets with term lengths capped by legislation or market practice, nominees whose terms exceed the caps or are not disclosed (except that bundled slates with such lack of disclosure shall be considered on a CASE-BY-CASE basis); or

•                  nominees whose names are not disclosed in advance of the meeting (e.g., Austria, Philippines, Hong Kong or South Africa) or far enough in advance relative to voting deadlines (e.g., Italy) to make an informed voting decision.

Such criteria will not generally provide grounds for withholding support in countries in which they may be identified as best practice but such legislation or market practice is not yet applicable, unless specific governance shortfalls identified by the Agent dictate that less latitude should be extended to the issuer.

Generally vote FOR nominees without regard to recommendations that the position of chairman should be separate from that of CEO or otherwise required to be independent, unless other concerns requiring CASE-BY-CASE consideration have been raised.  The latter would include former CEOs proposed as board chairmen in markets such as the United Kingdom for which best practice and the Agent recommend against such practice.

In cases in which cumulative or net voting applies, generally vote with Agent’s recommendation to support nominees asserted by the issuer to be independent, even if independence disclosure or criteria fall short of Agent’s standards.

Consider nominees for whom the Agent has raised concerns regarding scandals or internal controls on a CASE-BY-CASE basis, generally withholding support (AGAINST or ABSTAIN, as appropriate) from nominees or slates of nominees when:

•                  the scandal or shortfall in controls took place at the company, or an affiliate, for which the nominee is being considered;

•                  culpability can be attributed to the nominee (e.g., nominee manages or audits relevant function), and

•                  the nominee has been directly implicated, with resulting arrest and criminal charge or regulatory sanction.

Consider non-independent nominees on a CASE-BY-CASE basis when the Agent has raised concerns regarding diminished shareholder value as evidenced by a significant drop in share price, generally voting with Agent’s recommendation AGAINST such nominees when few, if any, outside directors are present on the board and:

•                  the founding family has retained undue influence over the company despite a history of scandal or problematic controls;

•                  the nominees have engaged in protectionist activities such as introduction of a poison pill or preferential and/or dilutive share issuances; or

•                  evidence exists regarding compliance or accounting shortfalls.

For markets such as the tax havens, Australia, Canada, Hong Kong, Japan, Malaysia, Singapore and South Africa (and for outside directors in South Korea) in which nominees’ attendance records are adequately disclosed, the Funds’ U.S. Guidelines with respect to director attendance

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shall apply.  The same policy shall be applied regarding attendance by statutory auditors of Japanese companies.

Consider self-nominated director candidates on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such candidates, except that (1) an unqualified candidate will generally not be supported simply to effect a “protest vote” and (2) cases of multiple self-nominated candidates may be considered as a proxy contest if similar issues are raised (e.g., potential change in control).

Generally vote FOR nominees without regard to “over-boarding” issues raised by the Agent unless other concerns requiring CASE-BY-CASE consideration have been raised.

Generally, vote with Agent’s recommendation to withhold support (AGAINST or ABSTAIN, as appropriate) from nominees for whom support has become moot since the time the individual was nominated (e.g., due to death, disqualification or determination not to accept appointment).

Generally, vote with Agent’s recommendation when more candidates are presented than available seats and no other provisions under these Guidelines apply.

For companies incorporated in tax haven markets but which trade exclusively in the U.S., the Funds’ U.S. Guidelines with respect to director elections shall apply.

Board Structure

Generally, vote FOR proposals to fix board size, but also support proposals seeking a board range if the range is reasonable in the context of market practice and anti-takeover considerations.  Proposed article amendments in this regard shall be considered on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such proposals.

Director and Officer Indemnification and Liability Protection

Generally, vote in accordance with the Agent’s standards for indemnification and liability protection for officers and directors, voting AGAINST overly broad provisions.

Independent Statutory Auditors

With respect to Japanese companies that have not adopted the U.S.-style board-with-committees structure, vote AGAINST any nominee to the position of “independent statutory auditor” whom the Agent considers affiliated, e.g., if the nominee has worked a significant portion of his career for the company, its main bank or one of its top shareholders.  Where shareholders are forced to vote on multiple nominees in a single resolution, vote AGAINST all nominees.  In cases in which multiple slates of statutory auditors are presented, generally vote with the Agent’s recommendation, typically to support nominees deemed to be more independent and/or aligned with interests of minority shareholders.

Generally, vote AGAINST incumbent nominees at companies implicated in scandals or exhibiting poor internal controls.

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Key Committees

Generally, vote AGAINST proposals that permit non-board members to serve on the audit, compensation or nominating committee, provided that bundled slates may be supported if no slate nominee serves on the relevant committee(s).  If not otherwise addressed under these Guidelines, consider other negative recommendations from the Agent regarding committee members on a CASE-BY-CASE basis.

Director and Statutory Auditor Remuneration

Consider director compensation plans on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such proposals, while also factoring in the merits of the rationale and disclosure provided.  Generally, vote FOR proposals to approve the remuneration of directors and auditors as long as the amount is not excessive (e.g., significant increases should be supported by adequate rationale and disclosure), there is no evidence of abuse, the recipient’s overall compensation appears reasonable, and the board and/or responsible committee meets exchange standards for independence.  For Toronto Stock Exchange (TSX) issuers, the Agent’s limits with respect to equity awards to non-employee directors shall apply.

Bonus Payments

With respect to Japanese companies, generally vote FOR retirement bonus proposals if all payments are for directors and auditors who have served as executives of the company.  Generally vote AGAINST such proposals if one or more payments are for non-executive, affiliated directors or statutory auditors when one or more of the individuals to whom the grants are being proposed (1) has not served in an executive capacity for the company for at least three years or (2) has been designated by the company as an independent statutory auditor, regardless of the length of time he/she has served.  In all markets, if issues have been raised regarding a scandal or internal controls, generally vote AGAINST bonus proposals for retiring directors or continuing directors or auditors when culpability can be attributed to the nominee (e.g., if a Fund is also voting AGAINST the nominee under criteria herein regarding issues of scandal or internal controls), unless bundled with bonuses for a majority of directors or auditors a Fund is voting FOR.

Stock Option Plans for Independent Internal Statutory Auditors

With respect to Japanese companies, follow the Agent’s guidelines with respect to proposals regarding option grants to independent internal statutory auditors or other outside parties, generally voting AGAINST such plans.

Compensation Plans

Unless otherwise provided for herein, votes with respect to compensation plans, and awards thereunder or capital issuances in support thereof, should be determined on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such plans, considering quantitative or qualitative factors as appropriate for the market.

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Amendment Procedures for Equity Compensation Plans and ESPPs

For TSX issuers, votes with respect to amendment procedures for security-based compensation arrangements and employee share purchase plans shall generally be cast in a manner designed to preserve shareholder approval rights, with voting decisions generally based on the Agent’s recommendation.

Shares Reserved for Equity Compensation Plans

Unless otherwise provided for herein, voting decisions shall generally be based on the Agent’s methodology, including classification of a company’s stage of development as growth or mature and the corresponding determination as to reasonability of the share requests.

Generally, vote AGAINST equity compensation plans (e.g., option, warrant, restricted stock or employee share purchase plans or participation in company offerings such as IPOs or private placements), the issuance of shares in connection with such plans, or related management proposals (e.g., article amendments) that:

•                  exceed Agent’s recommended dilution limits, including cases in which the Agent suggests dilution cannot be fully assessed (e.g., due to inadequate disclosure);

•                  provide deep or near-term discounts to executives or directors, unless discounts to executives are deemed by the Agent to be adequately mitigated by other requirements such as long-term vesting (e.g., Japan) or broad-based employee participation otherwise meeting Agent’s standards (e.g., France);

•                  are administered with discretion by potential grant recipients, unless such discretion is deemed acceptable by the Agent due to market practice or other mitigating provisions;

•                  provide for retirement benefits or equity incentive awards to outside directors if not in line with market practice (e.g., Australia, Belgium, The Netherlands);

•                  permit financial assistance in the form of non-recourse (or essentially non-recourse) loans in connection with executive’s participation;

•                  for matching share plans, do not meet the Agent’s standards, considering holding period, discounts, dilution, participation, purchase price and performance criteria;

•                  provide for vesting upon change in control if deemed by the Agent to evidence a conflict of interest or anti-takeover device or if the change in control definition is too liberal (e.g., does not result in actual change in control);

•                  provide no disclosure regarding vesting or performance criteria (provided that proposals providing disclosure in one or both areas, without regard to Agent’s criteria for such disclosure, shall be supported provided they otherwise satisfy these Guidelines);

•                  permit post-employment vesting if deemed inappropriate by the Agent;

•                  allow plan administrators to make material amendments without shareholder approval unless adequate prior disclosure has been provided, with such voting decisions generally based on the Agent’s approach to evaluating such plans; or

•                  provide for retesting in connection with achievement of performance hurdles unless the Agent’s analysis indicates that (1) performance targets are adequately increased in proportion to the additional time available, (2) the retesting is de minimis as a percentage of overall compensation or is acceptable relative to market practice, or (3) the issuer has committed to cease retesting within a reasonable period of time.

Generally, vote FOR such plans/awards or the related issuance of shares that (1) do not suffer from the defects noted above, or (2) otherwise meet the Agent’s tests if the considerations raised

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by the Agent pertain primarily to performance hurdles, contract or notice periods, discretionary bonuses, recruitment awards, retention incentives, non-compete payments or vesting upon change in control (other than addressed above), if the company has provided adequate disclosure and/or a reasonable rationale regarding the relevant plan/award, practice or participation, the recipient’s overall compensation appears reasonable, and the board and/or responsible committee meets exchange standards for independence.  Unless otherwise provided for herein, market practice of the primary country in which a company does business, or in which an employee is serving, as applicable, shall supersede that of the issuer’s domicile.

Consider proposals in connection with such plans or the related issuance of shares in other instances on a CASE-BY-CASE basis.

Remuneration Reports

Generally, withhold support (AGAINST or ABSTAIN as appropriate for specific market and level of concerns identified by the Agent) from remuneration reports that include compensation plans permitting:

(1)          practices or features not supported under these Guidelines, including financial assistance under the conditions described above;

(2)          retesting deemed by the Agent to be excessive relative to market practice (irrespective of the Agent’s support for the report as a whole);

(3)          long-term incentive plans deemed by the Agent to be inadequately based on equity awards (e.g., cash-based plans);

(4)          equity award valuation triggering a negative recommendation from the Agent; or

(5)          provisions for retirement benefits or equity incentive awards to outside directors if not in line with market practice, except that reports will generally be voted FOR if contractual components are reasonably aligned with market practices on a going-forward basis (e.g., existing obligations related to retirement benefits or terms contrary to evolving standards would not preclude support for the report).

Reports receiving the Agent’s support and not triggering the concerns cited above will generally be voted FOR.  Unless otherwise provided for herein, reports not receiving the Agent’s support due to concerns regarding severance/termination payments, “leaver” status, incentive structures and vesting or performance criteria not otherwise supported by these Guidelines shall be considered on a CASE-BY-CASE basis, generally voted FOR if the company has provided a reasonable rationale and/or adequate disclosure regarding the matter(s) under consideration, the recipient’s overall compensation appears reasonable, and the board and/or responsible committee meets exchange standards for independence.  Reports with typically unsupported features may be voted FOR in cases in which the Agent recommends their initial support as the issuer or market transitions to better practices (e.g., having committed to new regulations or governance codes).

Shareholder Proposals Regarding Executive and Director Pay

The Funds’ U.S. Guidelines with respect to such shareholder proposals shall apply.

General Share Issuances

Unless otherwise provided for herein, voting decisions shall generally be based on the Agent’s practice to determine support for general issuance requests (with or without preemptive rights),

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or related requests to repurchase and reissue shares, based on their amount relative to currently issued capital, appropriate volume and duration parameters, and market-specific considerations (e.g., priority right protections in France, reasonable levels of dilution and discount in Hong Kong).  Requests to reissue repurchased shares will not be supported unless a related general issuance request is also supported.

Consider specific issuance requests on a CASE-BY-CASE basis based on the proposed use and the company’s rationale.

Generally, vote AGAINST proposals to issue shares (with or without preemptive rights), convertible bonds or warrants, to grant rights to acquire shares, or to amend the corporate charter relative to such issuances or grants in cases in which concerns have been identified by the Agent with respect to inadequate disclosure, inadequate restrictions on discounts, failure to meet the Agent’s standards for general issuance requests, or authority to refresh share issuance amounts without prior shareholder approval.

Generally, vote AGAINST nonspecific proposals authorizing excessive discretion to a board, as assessed by the Agent.

Increases in Authorized Capital

Unless otherwise provided for herein, voting decisions should generally be based on the Agent’s approach, as follows.  Generally:

•                  Vote FOR nonspecific proposals, including bundled proposals, to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

•                  Vote FOR specific proposals to increase authorized capital, unless:

•                  the specific purpose of the increase (such as a share-based acquisition or merger) does not meet these Guidelines for the purpose being proposed; or

•                  the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

•                  Vote AGAINST proposals to adopt unlimited capital authorizations.

•                  The Agent’s market-specific exceptions to the above parameters (e.g., The Netherlands, due to hybrid market controls) shall be applied.

Preferred Stock

Unless otherwise provided for herein, voting decisions should generally be based on the Agent’s approach, including:

•                  Vote FOR the creation of a new class of preferred stock or issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

•                  Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets the Agent’s guidelines on equity issuance requests.

•                  Vote AGAINST the creation of (1) a new class of preference shares that would carry superior voting rights to the common shares or (2) blank check preferred stock unless the board states that the authorization will not be used to thwart a takeover bid.

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Poison Pills/Protective Preference Shares

Generally, vote AGAINST management proposals in connection with poison pills or anti-takeover activities (e.g., disclosure requirements or issuances, transfers or repurchases) that do not meet the Agent’s standards.  Generally vote in accordance with Agent’s recommendation to withhold support from a nominee in connection with poison pill or anti-takeover considerations when culpability for the actions can be specifically attributed to the nominee.  Generally DO NOT VOTE AGAINST director remuneration in connection with poison pill considerations raised by the Agent.

Waiver on Tender-Bid Requirement

Generally, consider proposals on a CASE-BY-CASE basis seeking a waiver for a major shareholder from the requirement to make a buyout offer to minority shareholders, voting FOR when little concern of a creeping takeover exists and the company has provided a reasonable rationale for the request.

Approval of Financial Statements and Director and Auditor Reports

Generally, vote FOR management proposals seeking approval of financial accounts and reports, unless there is concern about the company’s financial accounts and reporting, which, in the case of related party transactions, would include concerns raised by the Agent regarding consulting agreements with non-executive directors but not severance/termination payments exceeding the Agent’s standards for multiples of annual compensation, provided the recipient’s overall compensation appears reasonable and the board and/or responsible committee meets exchange standards for independence.  Unless otherwise provided for herein, reports not receiving the Agent’s support due to other concerns regarding severance/termination payments not otherwise supported by these Guidelines shall be considered on a CASE-BY-CASE basis, factoring in the merits of the rationale and disclosure provided and generally voted FOR if the overall compensation package and/or program at issue appears reasonable.  Generally, vote AGAINST board-issued reports receiving a negative recommendation from the Agent due to concerns regarding independence of the board or the presence of non-independent directors on the audit committee.  However, generally do not withhold support from such proposals in connection with remuneration practices otherwise supported under these Guidelines or as a means of expressing disapproval of broader practices of the issuer or its board.

Remuneration of Auditors

Generally, vote FOR proposals to authorize the board to determine the remuneration of auditors, unless there is evidence of excessive compensation relative to the size and nature of the company.

Indemnification of Auditors

Generally, vote AGAINST proposals to indemnify auditors.

Ratification of Auditors and Approval of Auditors’ Fees

For Canadian issuers, the Funds’ U.S. Guidelines with respect to auditors and auditor fees shall apply.  For other markets, generally, follow the Agent’s standards for proposals seeking auditor ratification or approval of auditors’ fees, which indicate a vote FOR such proposals for companies in the MSCI EAFE index, provided the level of audit fee disclosure meets the Agent’s

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standards.  In other cases, generally vote FOR such proposals unless there are material concerns raised by the Agent about the auditor’s practices or independence.

Audit Commission

Consider nominees to the audit commission on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such candidates.

Allocation of Income and Dividends

With respect to Japanese companies, consider management proposals concerning allocation of income and the distribution of dividends, including adjustments to reserves to make capital available for such purposes, on a CASE-BY-CASE basis, generally voting with the Agent’s recommendations to support such proposals unless:

•                  the dividend payout ratio has been consistently below 30 percent without adequate explanation; or

•                  the payout is excessive given the company’s financial position.

Consider such proposals by issuers in other markets on a CASE-BY-CASE basis if the Agent makes a negative recommendation.  In any markets, in the event management offers multiple dividend proposals on the same agenda, primary consideration shall be given to input from the relevant Investment Professional(s) and voted with the Agent’s recommendation if no input is received.

Stock (Scrip) Dividend Alternatives

Generally, vote FOR most stock (scrip) dividend proposals, but vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Debt Instruments

Generally, vote AGAINST proposals authorizing excessive discretion, as assessed by the Agent, to a board to issue or set terms for debt instruments (e.g., commercial paper).

Debt Issuance Requests

When evaluating a debt issuance request, the issuing company’s present financial situation is examined.  The main factor for analysis is the company’s current debt-to-equity ratio, or gearing level.  A high gearing level may incline markets and financial analysts to downgrade the company’s bond rating, increasing its investment risk factor in the process.  A gearing level up to 100 percent is considered acceptable.

Generally, vote FOR debt issuances for companies when the gearing level is between zero and 100 percent.  Review on a CASE-BY-CASE basis proposals where the issuance of debt will result in the gearing level being greater than 100 percent, or for which inadequate disclosure precludes calculation of the gearing level, comparing any such proposed debt issuance to industry and market standards, and with voting decisions generally based on the Agent’s approach to evaluating such requests.

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Financing Plans

Generally, vote FOR the adoption of financing plans if they are in the best economic interests of shareholders.

Related Party Transactions

Consider related party transactions on a CASE-BY-CASE basis.  Generally, vote FOR approval of such transactions unless the agreement requests a strategic move outside the company’s charter or contains unfavorable or high-risk terms (e.g., deposits without security interest or guaranty).

Approval of Donations

Generally, vote AGAINST such proposals unless adequate, prior disclosure of amounts is provided; if so, single- or multi-year authorities may be supported.

Capitalization of Reserves

Generally, vote FOR proposals to capitalize the company’s reserves for bonus issues of shares or to increase the par value of shares.

Investment of Company Reserves

These proposals should generally be analyzed on a CASE-BY-CASE basis, with primary consideration given to input from the Investment Professional(s) for a given Fund.

Article Amendments

Review on a CASE-BY-CASE basis all proposals seeking amendments to the articles of association.

Generally, vote FOR an article amendment if:

•                  it is editorial in nature;

•                  shareholder rights are protected;

•                  there is negligible or positive impact on shareholder value;

•                  management provides adequate reasons for the amendments or the Agent otherwise supports management’s position;

•                  it seeks to discontinue and/or delist a form of the issuer’s securities in cases in which the relevant Fund does not hold the affected security type; or

•                  the company is required to do so by law (if applicable).

Generally, vote AGAINST an article amendment if:

•                  it removes or lowers quorum requirements for board or shareholder meetings below levels recommended by the Agent;

•                  it reduces relevant disclosure to shareholders;

•                  it seeks to align the articles with provisions of another proposal not supported by these Guidelines;

•                  it is not supported under these Guidelines, is presented within a bundled proposal, and the Agent deems the negative impact, on balance, to outweigh any positive impact; or

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•                  it imposes a negative impact on existing shareholder rights, including rights of the Funds, to the extent that any positive impact would not be deemed by the Agent to be sufficient to outweigh removal or diminution of such rights.

With respect to article amendments for Japanese companies:

•                  Generally vote FOR management proposals to amend a company’s articles to expand its business lines.

•                  Generally vote FOR management proposals to amend a company’s articles to provide for an expansion or reduction in the size of the board, unless the expansion/reduction is clearly disproportionate to the growth/decrease in the scale of the business or raises anti-takeover concerns.

•                  If anti-takeover concerns exist, generally vote AGAINST management proposals, including bundled proposals, to amend a company’s articles to authorize the Board to vary the annual meeting record date or to otherwise align them with provisions of a takeover defense.

•                  Generally follow the Agent’s guidelines with respect to management proposals regarding amendments to authorize share repurchases at the board’s discretion, voting AGAINST proposals unless there is little to no likelihood of a “creeping takeover” (major shareholder owns nearly enough shares to reach a critical control threshold) or constraints on liquidity (free float of shares is low), and where the company is trading at below book value or is facing a real likelihood of substantial share sales; or where this amendment is bundled with other amendments which are clearly in shareholders’ interest.

Other Business

In connection with global proxies, vote in accordance with the Agent’s market-specific recommendations on management proposals for Other Business, generally AGAINST.

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ING INVESTORS TRUST

7337 East Doubletree Ranch Road

Scottsdale, AZ  85258

800-366-0066

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2009

ING American Funds World Allocation Portfolio

This Statement of Additional Information (“SAI”) relates to the series listed above (“Portfolio,”) of ING Investors Trust (“Trust”).  A prospectus ( “Prospectus”) for the Portfolio, dated May 1, 2009, that provides the basic information you should know before investing in the Portfolio, may be obtained without charge from the Portfolio or the Portfolio’s principal underwriter, ING Funds Distributor, LLC (“ING Funds Distributor” or “Distributor”) at the address written above.  This SAI is not a prospectus, but is incorporated therein by reference and should be read in conjunction with the Prospectus dated May 1, 2009 which has been filed with the U.S. Securities and Exchange Commission (“SEC”).  Capitalized terms used in this SAI have the same meaning as in the Prospectus, and some additional terms are defined particularly for this SAI.

The information in this SAI expands on information contained in the Prospectus and any supplements thereto.  The Portfolios’ financial statements and the independent registered public accounting firm’s report thereon, included in the annual shareholder report dated December 31, 2008, are incorporated herein by reference.  A copy of the Portfolio’s Prospectus and annual or un-audited semi-annual shareholder reports, when available, may be obtained upon request and without charge by contacting the Trust at the address or phone number written above.

Shares of the Portfolio are sold to insurance company separate accounts, so that the Portfolio may serve as an investment option under variable life insurance policies and variable annuity contracts issued by insurance companies (“Variable Contracts”).  The Portfolio also may sell its shares to certain other investors, such as qualified pension and retirement plans (“Qualified Plans”), insurance companies, and any investment adviser to the Portfolio as well as to the general accounts of any insurance company whose separate account holds shares of the Portfolio.  Shares of the Portfolio are currently offered to separate accounts (“Variable Accounts”) of insurance companies that are subsidiaries of ING Groep N.V.  For information on allocating premiums and cash values under the terms of the Variable Contracts, see the prospectus for your Variable Contract.

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INTRODUCTION	4

HISTORY OF THE TRUST	4

DESCRIPTION OF SECURITIES AND INVESTMENT TECHNIQUES	4

INVESTMENT RESTRICTIONS	56

MANAGEMENT OF THE TRUST	58

ADVISER	71

ASSET ALLOCATION COMMITTEE	73

EXPENSE LIMITATION AGREEMENTS	74

ADMINISTRATOR	75

DISTRIBUTION OF TRUST SHARES	75

CODE OF ETHICS	77

DISCLOSURE OF THE PORTFOLIO’S PORTFOLIO SECURITIES	78

PROXY VOTING PROCEDURES	79

BROKERAGE ALLOCATION AND TRADING POLICIES	80

PORTFOLIO TURNOVER	85

NET ASSET VALUE	85

PERFORMANCE INFORMATION	87

TAXES	88

OTHER INFORMATION	92

FINANCIAL STATEMENTS	94

APPENDIX A: DESCRIPTION OF BOND RATINGS	A-1

APPENDIX B: PROXY VOTING PROCEDURES AND GUIDELINES	B-1

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INTRODUCTION

This SAI is designed to elaborate upon information contained in the Prospectus for the ING American Funds World Allocation Portfolio, including the discussion of certain securities and investment techniques.  The more detailed information contained in this SAI is intended solely for investors who have read the Prospectus and are interested in a more detailed explanation of certain aspects of some of the Portfolio’s securities and some investment techniques.  Some of the Portfolio’s investment techniques are described only in the Prospectus and are not repeated herein.  Unless otherwise noted, the Portfolio or Underlying Funds (as defined below) may invest up to 5% of its assets in any type of security or investment not specifically noted in the Prospectus or this SAI that the investment adviser, Directed Services LLC (“DSL” or “Adviser”) reasonably believes is compatible with the investment objectives and polices of that Portfolio.  Captions and defined terms in this SAI generally correspond to like captions and terms in the Prospectus.  Terms not defined herein have the meanings given to them in the Prospectus.

HISTORY OF THE TRUST

The Trust is a Massachusetts business trust established under an Agreement and Declaration of Trust dated August 3, 1988, as an open-end management investment company and currently consists of 62 investment portfolios.  The Trust is authorized to issue multiple Portfolios and classes of shares, each with different investment objectives, policies and restrictions.  This SAI pertains only to ING American Funds World Allocation Portfolio.

Effective May 1, 2003, the name of the Trust changed from The GCG Trust to ING Investors Trust.   On January 31, 1992, the name of the Trust was changed from The Specialty Managers Trust to The GCG Trust.

DESCRIPTION OF SECURITIES AND INVESTMENT TECHNIQUES

The Portfolio normally invests all of its assets in shares of other mutual funds (“Underlying Funds”), as described in the Prospectus. The investment techniques described below may be pursued directly by the Underlying Funds. As a general matter, the Portfolio does not invest directly in securities. However, the Portfolio is subject to the risks described below indirectly through its investment in the Underlying Funds.

FIXED-INCOME INVESTMENTS

Adjustable Rate Mortgage Securities

Certain of the Underlying Funds may invest in adjustable rate mortgage securities (“ARMS”).  ARMS are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates. Generally, ARMS have a specified maturity date and amortize principal over their life. In periods of declining interest rates, there is a reasonable likelihood that ARMS will experience increased rates of prepayment of principal. However, the major difference between ARMS and fixed-rate mortgage securities is that the interest rate and the rate of amortization of principal of ARMS can and do change in accordance with movements in a particular, pre-specified, published interest rate index.

The amount of interest on ARMS is calculated by adding a specified amount, the “margin,” to the index, subject to limitations on the maximum and minimum interest that can be charged to the mortgagor during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period. Because the interest rate on ARMS generally moves in the same direction as market interest rates, the market value of ARMS tends to be more stable than that of long-term fixed-rate securities.

There are two main categories of indices which serve as benchmarks for periodic adjustments to coupon rates on ARMS: those based on U.S. Treasury securities and those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and

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five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of the Portfolio, the National Median Cost of the Portfolio, the one-month or three-month London Interbank Offered Rate (“LIBOR”), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Home Loan Bank Cost of Funds index (often related to ARMS issued by Federal National Mortgage Association), tend to lag changes in market rate levels and tend to be somewhat less volatile.

Agency Mortgage Securities

Certain of the Underlying Funds may invest in mortgage-backed securities issued or guaranteed by the U.S. government, foreign governments or any of their agencies, instrumentalities or sponsored enterprises.  There are several types of agency mortgage securities currently available, including, but not limited to, guaranteed mortgage pass-through certificates and multiple class securities.

Asset-Backed Securities

Certain of the Underlying Funds may invest in asset-back securities. Asset-backed securities represent individual interests in pools of consumer loans, home equity loans, trade receivables, credit card receivables, and other debt and are similar in structure to mortgage-backed securities. The assets are securitized either in a pass-through structure (similar to a mortgage pass-through structure) or in a pay-through structure (similar to a collateralized mortgage obligation structure). Asset-backed securities may be subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of certain types of loans underlying asset-backed securities can be expected to accelerate. Accordingly, an Underlying Fund’s ability to maintain positions in these securities will be affected by reductions in the principal amount of the securities resulting from prepayments, and the Underlying Fund must reinvest the returned principal at prevailing interest rates, which may be lower. Asset-backed securities may also be subject to extension risk during periods of rising interest rates.  In the case of privately-issued mortgage-related and asset-backed securities, the Portfolio takes the position that such instruments do not represent interests in any particular industry or group of industries.

Asset-backed securities entail certain risks not presented by mortgage-backed securities. The collateral underlying asset-backed securities may be less effective as security for payments than real estate collateral. Debtors may have the right to set off certain amounts owed on the credit cards or other obligations underlying the asset-backed security, or the debt holder may not have a first (or proper) security interest in all of the obligations backing the receivable because of the nature of the receivable or state or federal laws protecting the debtor. Certain collateral may be difficult to locate in the event of default, and recoveries on depreciated or damaged collateral may not fully cover payments due on these securities.

Asset-backed securities can also include collateralized putable notes (“CPNs”).  CPNs represent interests in the most senior tranche of collateralized debt obligations and benefit from a put option provided by a highly rated counterparty.  CPNs are also backed by interests in various assets, including other asset-backed securities, residential mortgage-backed securities, collateralized mortgage-backed securities, and other instruments.

The principal on asset-backed securities, like mortgage-related securities, may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and commercial mortgage-backed securities generally experience less prepayment than residential mortgage-related securities. In periods of falling interest rates when liquidity is available to borrowers, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates.  During such periods, reinvestment of the prepayment proceeds by an Underlying Fund will generally be at lower rates of return than the return on the assets which were prepaid. Certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection. An Underlying Fund’s investments in commercial mortgage-backed securities with several classes may be in the lower classes

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that have greater risks than the higher classes, including greater interest rate, credit and prepayment risks. Certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection.  While asset-backed securities are designed to allocate risk from pools of their underlying assets, the risk allocation techniques may not be successful, which could lead to the credit risk of these investments being greater than indicated by their ratings. The value of asset-backed securities may be further affected by downturns in the credit markets or the real estate market.  It may be difficult to value these instruments because of the transparency or liquidity of some underlying investments, and these instruments may not be liquid.  Finally, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

Banking Industry and Savings Industry Obligations

Certain of the Underlying Funds may invest in: (1) certificates of deposit, time deposits, bankers’ acceptances, and other short-term debt obligations issued by commercial banks and in; (2) certificates of deposit, time deposits, and other short-term debt obligations issued by savings and loan associations (“S&Ls”).  Certain of the Underlying Funds also may invest in obligations of foreign branches of commercial banks and foreign banks so long as the securities are U.S. dollar-denominated, and others may invest in obligations of foreign branches of commercial banks and foreign banks if the securities are not U.S. dollar-denominated. (See “Foreign Securities” discussion in this SAI for further information regarding risks attendant with investment in foreign securities.)

Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, which are normally drawn by an importer or exporter to pay for specific merchandise, and which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed-time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed-time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed-time deposit to a third party, because there is no market for such deposits. An Underlying Fund will not invest in fixed-time deposits: (1) which are not subject to prepayment; or (2) which provide for withdrawal penalties upon prepayment (other than overnight deposits), if, in the aggregate, more than 10% or 15%, depending on the Underlying Fund, of its net assets would be invested in such deposits, in repurchase agreements maturing in more than seven days, and in other illiquid assets.

Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of U.S. banks, which include: (1) the possibility that their liquidity could be impaired because of future political and economic developments; (2) their obligations may be less marketable than comparable obligations of U.S. banks; (3) a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; (4) foreign deposits may be seized or nationalized; (5) foreign governmental restrictions, such as exchange controls, may be adopted which might adversely affect the payment of principal and interest on those obligations; and (6) the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks and/or because the accounting, auditing, and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks.  Foreign banks are not generally subject to examination by any U.S. government agency or instrumentality.

Certain of the Underlying Funds invest only in bank and S&L obligations as specified in that Underlying Fund’s investment policies.  Other Underlying Funds will not invest in obligations issued by a commercial bank or S&L unless:

(i)

the bank or S&L has total assets of at least $1 billion, or the equivalent in other currencies, and the institution has outstanding securities rated A or better by Moody’s Investors Service, Inc (“Moody’s)

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or Standard and Poor’s Ratings Services (“Standard & Poor’s” or “S&P”), or, if the institution has no outstanding securities rated by Moody’s or Standard & Poor’s, it has, in the determination of the adviser, similar creditworthiness to institutions having outstanding securities so rated;

(ii)	in the case of a U.S. bank or S&L, its deposits are insured by the Federal Deposit Insurance Corporation (“FDIC”) or the Savings Association Insurance Fund (“SAIF”), as the case may be; and

(iii)

in the case of a foreign bank, the security is, in the determination of the adviser, of an investment quality comparable with other debt securities that may be purchased by the Underlying Fund. These limitations do not prohibit investments in securities issued by foreign branches of U.S. banks, provided such U.S. banks meet the foregoing requirements.

Brady Bonds

Certain of the Underlying Funds may invest in Brady Bonds.  Brady Bonds are created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the “Brady Plan”). Brady Bonds are not considered U.S. government securities and are considered speculative.  Brady Bonds may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and are actively traded in the over-the-counter secondary market.

Certain Brady Bonds may be collateralized as to principal due at maturity by U.S. Treasury zero-coupon bonds with a maturity equal to the final maturity of the bonds, although the collateral is not available to investors until the final maturity of the bonds.  Collateral purchases are financed by the International Monetary Fund, the World Bank and the debtor nation’s reserves.  Although Brady Bonds may be collateralized by U.S. government securities, the U.S. government does not guarantee the repayment of principal and interest.  In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities in countries issuing Brady Bonds, investments in Brady Bonds may be viewed as speculative.  Brady Bonds acquired by an Underlying Fund might be subject to restructuring arrangements or to requests for new credit, which may reduce the value of the Brady Bonds held by the Underlying Fund.

Collateralized Debt Obligations

Certain of the Underlying Funds may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield.  The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which an Underlying Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and

7

sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized as illiquid securities; however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions under the Securities Act of 1933.  In addition to the normal risks associated with fixed-income securities discussed elsewhere in this SAI and the Prospectus (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Underlying Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations

Certain of the Underlying Funds may invest in collateralized mortgage obligations (“CMOs”). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal are paid, in most cases, semi-annually.  CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the Government National Mortgage Association (“GNMA”), the Federal Home Loan Mortgage Corporation (“FHLMC”), or the Federal National Mortgage Association (“FNMA”) (each as described below), and their income streams.

CMOs are structured into multiple classes, each bearing a different stated maturity.  Actual maturity and average life will depend upon the prepayment experience of the collateral.  CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid.  Monthly payment of principal received from the pool of underlying investors, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired.  An investor is partially guarded against a sooner-than-desired return of principal because of the sequential payments.

In a typical CMO transaction, a corporation (“issuer”) issues multiple portfolios (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”).  The Collateral is pledged to a third-party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z.  The portfolio A, B, and C Bonds all bear current interest.  Interest on the portfolio Z Bond is accrued and added to the principal; a like amount is paid as principal on the portfolio A, B, or C Bond currently being paid off. When the portfolio A, B, and C Bonds are paid in full, interest and principal on the portfolio Z Bond begin to be paid currently.  With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or S&Ls) to borrow against their loan portfolios.

Commercial Mortgage-Backed Securities

Certain of the Underlying Funds may invest in commercial mortgage-backed securities.  Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property.  The market for commercial mortgage-backed securities has developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants.  Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

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Commercial Paper

Commercial paper consists of short-term (usually from 1- to 270-days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

All of the Underlying Funds may invest in commercial paper (including variable rate master demand notes and extendable commercial notes (“ECN”)), denominated in U.S. dollars, issued by U.S. corporations or foreign corporations.  Unless otherwise indicated in the investment policies for an Underlying Fund, an Underlying Fund may invest in commercial paper: (i) rated, at the date of investment, Prime-1 or Prime-2 by Moody’s or A-1 or A-2 by Standard & Poor’s; (ii) if not rated by either Moody’s or Standard & Poor’s, issued by a corporation having an outstanding debt issue rated A or better by Moody’s or Standard & Poor’s; or (iii) if not rated, are determined to be of an investment quality comparable to rated commercial paper in which an Underlying Fund may invest.

Commercial paper obligations may include variable rate master demand notes.  These notes are obligations that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements between an Underlying Fund, as lender, and the borrower.  These notes permit daily changes in the amounts borrowed.  The lender has the right to increase or to decrease the amount under the note at any time up to the full amount provided by the note agreement; and the borrower may prepay up to the full amount of the note without penalty.  Because variable amount master demand notes are direct lending arrangements between the lender and borrower, and because no secondary market exists for those notes, such instruments will probably not be traded.  However, the notes are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time.  In connection with master demand note arrangements, the adviser that invests in commercial paper will monitor, on an ongoing basis, the earning power, cash flow, and other liquidity ratios of the borrower and its ability to pay principal and interest on demand.  The adviser also will consider the extent to which the variable amount master demand notes are backed by bank letters of credit.  These notes generally are not rated by Moody’s or Standard & Poor’s; the Underlying Fund may invest in them only if the adviser believes that at the time of investment, the notes are of comparable quality to the other commercial paper in which the Underlying Fund may invest.  Master demand notes are considered by the Underlying Fund to have a maturity of one day, unless the adviser has reason to believe that the borrower could not make immediate repayment upon demand.  See Appendix A for a description of Moody’s and Standard & Poor’s ratings applicable to commercial paper.  For purposes of limitations on purchases of restricted securities, commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933, as amended (“1933 Act”) as part of a private placement that meets liquidity standards under procedures adopted by the Trust’s Board of Trustees (“Board”) shall not be considered to be restricted.

Corporate Debt Securities

Certain of the Underlying Funds may invest in corporate debt securities, as stated in the Underlying Funds’ investment objectives and policies in the relevant Prospectus or in this SAI.  Corporate debt securities include corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities.  Some Underlying Funds’ may invest only in debt securities that are investment grade, i.e., rated BBB or better by S&P or Baa or better by Moody’s, or, if not rated by S&P or Moody’s, of equivalent quality as determined by the Adviser.

The investment return on a corporate debt security reflects interest earnings and changes in the market value of the security. The market value of corporate debt obligations may be expected to rise and fall inversely with interest rates generally.  There also is a risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. Bonds rated BBB or Baa, which are considered medium-grade category bonds, do not have economic characteristics that provide the

9

high degree of security with respect to payment of principal and interest associated with higher rated bonds, and generally have some speculative characteristics.  A bond will be placed in this rating category where interest payments and principal security appear adequate for the present, but economic characteristics that provide longer term protection may be lacking. Any bond, and particularly those rated BBB or Baa, may be susceptible to changing conditions, particularly to economic downturns, which could lead to a weakened capacity to pay interest and principal.

New issues of certain debt securities are often offered on a when-issued or firm-commitment basis; that is, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment, but delivery and payment for the securities normally take place after the customary settlement time.  The value of when-issued securities or securities purchased on a firm-commitment basis may vary prior to and after delivery depending on market conditions and changes in interest rate levels.  However, the Underlying Fund will not accrue any income on these securities prior to delivery.  The Underlying Fund will maintain in a segregated account with its custodian, or earmark on its records, an amount of cash or high quality debt securities equal (on a daily marked-to-market basis) to the amount of its commitment to purchase the when-issued securities or securities purchased on a firm-commitment basis.

Moody’s or S&P do not rate many securities of foreign issuers; therefore, the selection of such securities depends, to a large extent, on the credit analysis performed or used by the Underlying Fund’s adviser.

Credit-Linked Notes

Certain of the Underlying Funds may invest in credit-linked notes (“CLN”). A CLN is generally issued by one party with a credit option, or risk, linked to a second party.  The embedded credit option allows the first party to shift a specific credit risk to the CLN holder, or the Portfolio in this case. The CLN is issued by a trust, a special purpose vehicle, collateralized by AAA-rated securities. Because of its high ratings, a CLN may be purchased by an Underlying Fund in accordance with its investment objective.  The CLN’s price or coupon is linked to the performance of the reference asset of the second party. Generally, the CLN holder receives either a fixed or floating coupon rate during the life of the CLN and par at maturity. The cash flows are dependent on specified credit-related events. Should the second party default or declare bankruptcy, the CLN holder will receive an amount equivalent to the recovery rate. The CLN holder bears the risk of default by the second party and any unforeseen movements in the reference asset, which could lead to loss of principal and receipt of interest payments. In return for these risks, the CLN holder receives a higher yield. As with most derivative investments, valuation of a CLN is difficult due to the complexity of the security (i.e., the embedded option is not easily priced).  The Underlying Fund cannot assure that it can implement a successful strategy regarding this type of investment.

Custodial Receipts and Trust Certificates

Certain of the Underlying Funds may invest in custodial receipts with respect to securities issued or guaranteed as to principal and interest by the U.S. government, its agencies, instrumentalities, political subdivisions or authorities.  These custodial receipts are known by various names, including “Treasury Receipts,” “Treasury Investors Growth Receipts” (“TIGRs”), and “Certificates of Accrual on Treasury Securities” (“CATS”).

Certain of the Underlying Funds may purchase custodial receipts representing the right to receive either the principal amount or the periodic interest payments or both with respect to specific underlying Municipal Bonds.  In a typical custodial receipt arrangement, an issuer or third party owner of Municipal Bonds deposits the bonds with a custodian in exchange for two classes of custodial receipts. The two classes have different characteristics, but, in each case, payments on the two classes are based on payments received on the underlying Municipal Bonds. In no event will the aggregate interest paid with respect to the two classes exceed the interest paid by the underlying Municipal Bond.  Custodial receipts are sold in private placements. The value of a custodial receipt may fluctuate more than the value of a Municipal Bond of comparable quality and maturity.

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The custodial receipts and trust certificates may be underwritten by securities dealers or banks, representing interests in securities held by a custodian or trustee. The securities so held may include U.S. government securities, municipal securities or other types of securities in which the Underlying Fund may invest. The custodial receipts or trust certificates may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee.  For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. government or other issuers of the securities held by the custodian or trust. As a holder of custodial receipts and trust certificates, the Underlying Fund will bear its proportionate share of the fees and expenses charged to the custodial account or trust. Certain of the Underlying Funds also may invest in separately issued interests in custodial receipts and trust certificates.

Although under the terms of a custodial receipt the Underlying Fund would be typically authorized to assert its rights directly against the issuer of the underlying obligation, the Underlying Fund could be required to assert through the custodian bank those rights as may exist against the underlying issuers.  Thus, in the event an underlying issuer fails to pay principal and/or interest when due, the Underlying Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Underlying Fund had purchased a direct obligation of the issuer.  In addition, in the event that the trust or custodial account in which the underlying securities have been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying securities would be reduced in recognition of any taxes paid.

Certain custodial receipts and trust certificates may be synthetic or derivative instruments that have interest rates that reset inversely to changing short-term rates and/or have embedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate. Because some of these instruments represent relatively recent innovations, and the trading market for these instruments is less developed than the markets for traditional types of instruments, it is uncertain how these instruments will perform under different economic and interest-rate scenarios. Also, because these instruments may be leveraged, their market values may be more volatile than other types of municipal instruments and may present greater potential for capital gain or loss. The possibility of default by an issuer or the issuer’s credit provider may be greater for these derivative instruments than for other types of instruments. In some cases, it may be difficult to determine the fair value of a derivative instrument because of a lack of reliable objective information and an established secondary market for some instruments may not exist. In many cases, the Internal Revenue Service (“IRS”) has not ruled on whether the interest received on a tax-exempt derivative instrument is tax-exempt and, accordingly, purchases of such instruments by the Underlying Funds are based on the opinion of counsel to the sponsors of the instruments.

Delayed Funding Loans and Revolving Credit Facilities

Certain of the Underlying Funds may enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term.  A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility.  Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest.  These commitments may have the effect of requiring the Underlying Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the Underlying Fund is committed to advancing additional funds, it will at all times segregate assets, determined to be liquid by the adviser in accordance with procedures established by the Board, in an amount sufficient to meet such commitments.  Certain of the Underlying Funds may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments. Delayed funding loans

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and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Underlying Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.  The Underlying Fund will treat delayed funding loans and revolving credit facilities for which there is no readily available market as illiquid for purposes of the Underlying Fund’s limitation on illiquid investments.  Delayed funding loans and revolving credit facilities are considered to be debt obligations for purposes of the Underlying Fund’s investment restriction relating to the lending of funds or assets.

Eurodollar and Yankee Dollar Instruments

Certain of the Underlying Funds may invest in Eurodollar and Yankee Dollar instruments.  Eurodollar instruments are bonds that pay interest and principal in U.S. dollars held in banks outside the United States, primarily in Europe. Eurodollar instruments are usually issued on behalf of multinational companies and foreign governments by large underwriting groups composed of banks and issuing houses from many countries. Yankee Dollar instruments are U.S. dollar-denominated bonds issued in the United States by foreign banks and corporations. These investments involve risks that are different from investments in securities issued by U.S. issuers. (See “Foreign Investments.”)

Event-Linked Bonds

Certain of the Underlying Funds may invest in event-linked bonds.  Event-linked bonds are fixed-income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake or other physical or weather-related phenomenon. Some event-linked bonds are commonly referred to as “catastrophe bonds.”  If a trigger event occurs, the Underlying Fund may lose a portion or all of its principal invested in the bond.  Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred.  Event-linked bonds may also expose the Underlying Fund to certain unanticipated risks including, but not limited to, issuer (credit) default, adverse regulatory or jurisdictional interpretation, and adverse tax consequences.  Event-linked bonds may also be subject to liquidity risk.

Floating or Variable Rate Instruments

Floating or variable rate bonds normally provide that the holder can demand payment of the obligation on short notice at par with accrued interest.  Such bonds are frequently secured by letters of credit or other credit support arrangements provided by banks.  Floating or variable rate instruments provide for adjustments in the interest rate at specified intervals (weekly, monthly, semiannually, etc.).  An Underlying Fund would anticipate using these bonds as cash equivalents, pending longer-term investment of its funds.  Other longer term fixed-rate bonds, with a right of the holder to request redemption at certain times (often annually, after the lapse of an intermediate term), may also be purchased by an Underlying Fund.  These bonds are more defensive than conventional long-term bonds (protecting to some degree against a rise in interest rates), while providing greater opportunity than comparable intermediate term bonds since an Underlying Fund may retain the bond if interest rates decline.  By acquiring these kinds of bonds, an Underlying Fund obtains the contractual right to require the issuer of the security, or some other person (other than a broker or dealer), to purchase the security at an agreed upon price, which right is contained in the obligation itself rather than in a separate agreement with the seller or some other person.

Federal National Mortgage Association and Federal Home Loan Mortgage Corporation Mortgage-Backed Obligations

Certain of the Underlying Funds may invest in FNMA and FHLMC mortgage-backed obligations. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include the FNMA and the FHLMC.  FNMA, a federally chartered and privately owned corporation, issues pass-through securities representing interests in a pool of conventional mortgage loans.  FNMA guarantees the timely

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payment of principal and interest, but this guarantee is not backed by the full faith and credit of the U.S. government.  FNMA also issues real estate mortgage investment conduits (“REMICs”) certificates (“REMIC Certificates”), which represent an interest in a trust funded with FNMA Certificates. REMIC Certificates are guaranteed by FNMA, and not by the full faith and credit of the U.S. government.

FNMA is a government-sponsored corporation owned entirely by private stockholders.  It is subject to general regulation by the Secretary of Housing and Urban Development.  FNMA conventional (i.e., not insured or guaranteed by any government agency) purchases residential mortgages from a list of approved seller/servicers that include state and federally chartered S&Ls, mutual savings banks, commercial banks, credit unions, and mortgage bankers.  FHLMC, a corporate instrumentality of the United States, was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing.  Its stock is owned by the twelve Federal Home Loan Banks.  FHLMC issues Participation Certificates (“PCs”) which represent interests in conventional mortgages from FHLMC’s national portfolio.  FHLMC guarantees the timely payment of interest and ultimate collection of principal and maintains reserves to protect holders against losses due to default.  PCs are not backed by the full faith and credit of the U.S. government.  As is the case with GNMA Certificates, the actual maturity and realized yield on particular FNMA and FHLMC pass-through securities will vary based on the prepayment experience of the underlying pool of mortgages.

Foreign Bank Obligations

Certain of the Underlying Funds may invest in foreign bank obligations. Obligations of foreign banks and foreign branches of U.S. banks involve somewhat different investment risks from those affecting obligations of U.S. banks, including the possibilities that liquidity could be impaired because of future political and economic developments; the obligations may be less marketable than comparable obligations of U.S. banks; a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; foreign deposits may be seized or nationalized; foreign governmental restrictions (such as foreign exchange controls) may be adopted which might adversely affect the payment of principal and interest on those obligations; and the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks. In addition, the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. In that connection, foreign banks are not subject to examination by any U.S. government agency or instrumentality.

Foreign Mortgage-Related Securities

Certain of the Underlying Funds may invest in foreign mortgage-related securities. Foreign mortgage-related securities are interests in pools of mortgage loans made to residential homebuyers domiciled in a foreign country. These include mortgage loans made by trust and mortgage loan companies, credit unions, chartered banks, and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (e.g., Canada Mortgage and Housing Corporation and First Australian National Mortgage Acceptance Corporation Limited). The mechanics of these mortgage-related securities are generally the same as those issued in the United States. However, foreign mortgage markets may differ materially from the U.S. mortgage market with respect to matters such as the sizes of loan pools, pre-payment experience, and maturities of loans.

GNMA Certificates

Certain of the Underlying Funds may invest in GNMA certificates (“GNMA Certificates”).  GNMA Certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans on which timely payment of interest and principal is guaranteed by the full faith and credit of the U.S. government.  GNMA is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as S&Ls, commercial banks, and mortgage bankers) and backed by pools of Federal Housing Association

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(“FHA”)-insured or Veterans Association (“VA”)-guaranteed mortgages.

Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates.  Instead, these securities provide a periodic payment which consists of both interest and principal payments.  In effect, these payments are a “pass-through” of the periodic payments made by the individual borrowers on the residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred.  Mortgage-backed securities issued by GNMA are described as “modified pass-through” securities.  These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates, regardless of whether or not the mortgagor actually makes the payment. Although GNMA guarantees timely payment even if homeowners delay or default, tracking the “pass-through” payments may, at times, be difficult. Expected payments may be delayed due to the delays in registering the newly traded paper securities.  The custodian’s policies for crediting missed payments while errant receipts are tracked down may vary.  Other mortgage-backed securities, such as those of the FHLMC and the FNMA, trade in book-entry form and should not be subject to the risk of delays in timely payment of income.

Although the mortgage loans in the pool will have maturities of up to 30 years, the actual average life of the GNMA Certificates typically will be substantially less because the mortgages will be subject to normal principal amortization and may be prepaid prior to maturity.  Early repayments of principal on the underlying mortgages may expose the Underlying Fund to a lower rate of return upon reinvestment of principal.  Prepayment rates vary widely and may be affected by changes in market interest rates.  In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the GNMA Certificates.  Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the GNMA Certificates. Accordingly, it is not possible to accurately predict the average life of a particular pool.  Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current rates, GNMA Certificates can be less effective than typical bonds of similar maturities at “locking in” yields during periods of declining interest rates, although they may have comparable risks of decline in value during periods of rising interest rates.

Guaranteed Investment Contracts

Certain of the Underlying Funds may invest in guaranteed investment contracts (“GICs”).  GICs are issued by insurance companies.  Pursuant to such contracts, an Underlying Fund makes cash contributions to a deposit portfolio of the insurance company’s general account.  The insurance company then credits to the Underlying Fund on a monthly basis guaranteed interest, which is based on an index.  The GICs provide that this guaranteed interest will not be less than a certain minimum rate.  The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit portfolio.  In addition, because an Underlying Fund may not receive the principal amount of a GIC from the insurance company on seven days’ notice or less, the GIC is considered an illiquid investment, and, together with other instruments invested in by an Underlying Fund which are not readily marketable, will not exceed the allowable limit for illiquid securities. The term of a GIC will be one year or less. In determining average weighted portfolio maturity, a GIC will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate.

High-Yield Bonds

Certain of the Underlying Funds may invest in high-yield bonds.  “High-Yield Bonds” (commonly referred to as “junk bonds”), are bonds rated lower than Baa3 by Moody’s or BBB- by Standard & Poor’s, or, if not rated by Moody’s or Standard & Poor’s, of equivalent quality.  In general, high-yield bonds are not considered to be investment-grade and investors should consider the risks associated with high-yield bonds before investing in a

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Portfolio that invests in an Underlying Fund that holds high-yield securities in its portfolio. Investment in such securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but it also typically entails greater price volatility and principal and income risk.

Investment in high-yield bonds involves special risks in addition to the risks associated with investments in higher rated debt securities.  High-yield bonds are regarded as predominately speculative with respect to the issuer’s continuing ability to meet principal and interest payments.  Many of the outstanding high-yield bonds have not endured a lengthy business recession.  A long-term track record on bond default rates, such as that for investment grade corporate bonds, does not exist for the high-yield market.  Analysis of the creditworthiness of issuers of debt securities, and the ability of an Underlying Fund to achieve its investment objective may, to the extent of investment in high-yield bonds, be more dependent upon such creditworthiness analysis than would be the case if the Underlying Fund were investing in higher quality bonds.

High-yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade bonds.  The prices of high-yield bonds have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse downturns or individual corporate developments.  A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high-yield bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities.  If an issuer of high-yield bonds defaults, in addition to risking payment of all or a portion of interest and principal, the Underlying Fund may incur additional expenses to seek recovery.  In the case of high-yield bonds structured as zero-coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities that pay interest periodically and in cash.  There are also special tax considerations associated with investing in high-yield securities structured as zero-coupon or pay-in-kind securities.

The secondary market in which high-yield bonds are traded may be less liquid than the market for higher-grade bonds.  Less liquidity in the secondary trading market could adversely affect the price at which the Underlying Fund could sell a high-yield bond and could adversely affect and cause large fluctuations in the daily net asset value (“NAV”) of the Underlying Fund’s shares.  Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield bonds, especially in a thinly traded market.  When secondary markets for high-yield bonds are less liquid than the market for higher grade bonds, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

There are also certain risks involved in using credit ratings for evaluating high-yield bonds.  For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high-yield bonds.  Also, credit rating agencies may fail to reflect subsequent events.

Industrial Development and Pollution Control Bonds

The Portfolio may invest in tax-exempt industrial development bonds and pollution control bonds, which are revenue bonds and generally are not payable from the unrestricted revenues of an issuer.  They are issued by or on behalf of public authorities to raise money to finance privately operated facilities for business, manufacturing, housing, sport complexes and pollution control.  Consequently, the credit quality of these securities is dependent upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations.

Inflation-Indexed Bonds

Certain of the Underlying Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-

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income securities whose principal value is periodically adjusted according to the rate of inflation.  If the index measuring inflation falls, the principal will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.  Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds.  For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Short-term increases in inflation may lead to a decline in value. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Loan Participations

Certain of the Underlying Funds may purchase participations in commercial loans.  Such indebtedness may be secured or unsecured.  Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates.  Certain of the Underlying Funds may participate in such syndications, or can buy part of a loan, becoming a part lender.  The participation interests in which the Underlying Funds intend to invest may not be rated by any nationally recognized rating service.

When purchasing loan participations, the Underlying Funds may assume the credit risk associated with the corporate borrower, and may assume the credit risk associated with an interposed bank or other financial intermediary.  Unless, under the terms of a loan or other indebtedness an Underlying Fund has direct recourse against a borrower, the Underlying Fund may have to rely on the interposed agent bank or other financial intermediary to apply appropriate credit remedies against the borrower.  In the event that an agent bank or financial intermediary becomes insolvent, the Underlying Fund might incur costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest.  If an Underlying Fund does not receive scheduled interest or principal payments on such indebtedness, its share price and yield could be adversely affected.  If a loan is collateralized, there can be no assurance that liquidating the collateral would satisfy the corporate borrower’s obligation or that the collateral can be liquidated.  If an Underlying Fund invests in loan participations with poor credit quality, the Underlying Fund bears a substantial risk of losing the entire amount invested.  Investments in loans through a direct assignment of a financial institution’s interests with respect to the loan may involve additional risks to the Underlying Fund.  For example, if a loan is foreclosed, an Underlying Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral.

Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale.  The valuation of illiquid indebtedness involves a greater degree of judgment in determining an Underlying Fund’s NAV than if that value were based on available market quotations, and could result in significant variations in the Underlying Fund’s daily share price.

Moral Obligation Securities

Certain of the Underlying Funds may invest in moral obligation securities. Municipal securities may include “moral obligation” securities, which are usually issued by special purpose public authorities. A moral obligation bond is a type of state-issued municipal bond which is backed by a moral, not a legal obligation. If the issuer of moral obligation bonds cannot fulfill its financial responsibilities from current revenues, it may

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draw upon a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality, which created the issuer.

Mortgage-Backed Securities

Certain of the Underlying Funds may invest in mortgage-backed securities that meet its credit quality and portfolio maturity requirements. Mortgage-backed securities represent participation interests in pools of adjustable and fixed-rate mortgage loans secured by real property.  (See “U.S. Government Securities.”)

Unlike conventional debt obligations, mortgage-backed securities provide monthly payments derived from the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans.  The mortgage loans underlying mortgage-backed securities are generally subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment.  Under certain interest rate and prepayment scenarios, an Underlying Fund may fail to recover the full amount of its investment in mortgage-backed securities notwithstanding any direct or indirect governmental or agency guarantee.  Since faster than expected prepayments must usually be invested in lower yielding securities, mortgage-backed securities are less effective than conventional bonds in “locking” in a specified interest rate.  In a rising interest rate environment, a declining prepayment rate may extend the average life of many mortgage-backed securities.  Extending the average life of a mortgage-backed security reduces its value and increases the risk of depreciation due to future increases in market interest rates.

Some of these mortgage-related securities may have exposure to sub prime loans or sub prime mortgages, which are loans to persons with impaired credit ratings.  However, it may be difficult to determine which securities have exposure to sub prime loans or mortgages.  Furthermore, the risk allocation techniques employed by these instruments may not be successful, which could lead to the credit risk of these instruments being greater than indicated by their ratings.  The value of these instruments may be further affected by downturns in the credit markets or the real estate market.  It may be difficult to value these instruments because of concerns about their transparency.  These instruments may not be liquid.

Municipal Lease Obligations

Certain of the Underlying Funds may invest in municipal lease obligations, which are lease obligations or installment purchase contract obligations of municipal authorities or entities. Although lease obligations do not constitute general obligations of the municipality for which its taxing power is pledged, a lease obligation is ordinarily backed by the municipality’s covenant to budget for, appropriate and make the payment due under the lease obligation. The Underlying Funds may also purchase “certificates of participation,” which are securities issued by a particular municipality or municipal authority to evidence a proportionate interest in base rental or lease payments relating to a specific project to be made by the municipality, agency or authority.  However, certain lease obligations contain “non-appropriation” clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in any year unless money is appropriated for such purpose for such year. Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of default and foreclosure might prove difficult.  In addition, these securities represent a relatively new type of financing, and certain lease obligations may therefore be considered to be illiquid securities.

An Underlying Fund will attempt to minimize the special risks inherent in municipal lease obligations and certificates of participation by purchasing only lease obligations which meet the following criteria: (1) rated A or better by at least one nationally recognized statistical rating organization (“NRSRO”); (2) secured by payments from a governmental lessee which has actively traded debt obligations; (3) determined by the adviser to be critical to the lessee’s ability to deliver essential services; and (4) contain legal features which the adviser deems appropriate, such as covenants to make lease payments without the right of offset or counterclaim, requirements for insurance policies, and adequate debt service reserve funds.

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Municipal Securities

Certain of the Underlying Funds may invest in securities issued by states, municipalities, and other political subdivisions, agencies, authorities, and instrumentalities of states and multi-state agencies or authorities. Municipal securities include debt obligations the interest on which, in the opinion of bond counsel to the issuer at the time of issuance, is exempt from federal income tax (“Municipal Bonds”).  Municipal Bonds share the attributes of debt/fixed-income securities in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities.  Municipal Bonds are subject to credit and market risk.  Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues.

Participation on Creditors Committees

Certain of the Underlying Funds may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Underlying Fund.  Such participation may subject the Underlying Fund to expenses such as legal fees and may make the Underlying Fund an “insider” of the issuer for purposes of the federal securities laws, and therefore may restrict such Underlying Fund’s ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so.  Participation by an Underlying Fund on such committees also may expose the Underlying Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. The Underlying Fund will participate on such committees only when the adviser believes that such participation is necessary or desirable to enforce the Underlying Fund’s rights as a creditor or to protect the value of securities held by the Underlying Fund.

Privately-Issued Mortgage-Backed Securities

Certain of the Underlying Funds may invest in privately-issued mortgage-backed securities. Mortgage-backed securities may also be issued by trusts or other entities formed or sponsored by private originators of, and institutional investors in, mortgage loans and other foreign or domestic non-governmental entities (or represent custodial arrangements administered by such institutions).  These private originators and institutions include domestic and foreign S&Ls, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing.  Privately-issued mortgage-backed securities are generally backed by pools of conventional (i.e., non-government guaranteed or insured) mortgage loans.

These mortgage-backed securities are not guaranteed by an entity having the credit standing of a U.S. government agency. In order to receive a high quality rating, they normally are structured with one or more types of “credit enhancement.” These credit enhancements fall generally into two categories: (1) liquidity protection; and (2) protection against losses resulting after default by a borrower and liquidation of the collateral. Liquidity protection refers to the providing of cash advances to holders of mortgage-backed securities when a borrower on an underlying mortgage fails to make its monthly payment on time.  Protection against losses resulting after default and liquidation is designed to cover losses resulting when, for example, the proceeds of a foreclosure sale are insufficient to cover the outstanding amount on the mortgage. This protection may be provided through guarantees, insurance policies or letters of credit, through various means of structuring the transaction or through a combination of such approaches.

Savings Association Obligations

Certain of the Underlying Funds may invest in certificates of deposit (interest-bearing time deposits) issued by savings banks or S&Ls that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by

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the U.S. government.

Short-Term Municipal Obligations

Certain of the Underlying Funds may invest in short-term municipal obligations.  These securities include the following:

Tax Anticipation Notes are used to finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable from these specific future taxes. They are usually general obligations of the issuer, secured by the taxing power of the municipality for the payment of principal and interest when due.

Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Program. They also are usually general obligations of the issuer.

Bond Anticipation Notes normally are issued to provide interim financing until long-term financing can be arranged. The long-term bonds then provide the money for the repayment of the notes.

Construction Loan Notes are sold to provide construction financing for specific projects. After successful completion and acceptance, many projects receive permanent financing through the FNMA or the GNMA.

Short-Term Discount Notes (tax-exempt commercial paper) are short-term (365 days or less) promissory notes issued by municipalities to supplement their cash flow.

Stripped Mortgage-Backed Securities

Certain of the Underlying Funds may invest in stripped mortgage-backed securities (“SMBS”). SMBS are derivative multi-class mortgage securities.  SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including S&Ls, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets.  A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal.  In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class).  The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on an Underlying Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, an Underlying Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed.  As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed “illiquid” and subject to an Underlying Fund’s limitations on investment in illiquid securities.

Subordinated Mortgage Securities

Certain of the Underlying Funds may invest in subordinated mortgage securities.  Subordinated mortgage securities have certain characteristics and certain associated risks. In general, the subordinated mortgage

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securities in which an Underlying Fund may invest consist of a series of certificates issued in multiple classes with a stated maturity or final distribution date. One or more classes of each series may be entitled to receive distributions allocable only to principal, principal prepayments, interest or any combination thereof prior to one or more other classes, or only after the occurrence of certain events, and may be subordinated in the right to receive such distributions on such certificates to one or more senior classes of certificates. The rights associated with each class of certificates are set forth in the applicable pooling and servicing agreement, form of certificate and offering documents for the certificates.

The subordination terms are usually designed to decrease the likelihood that the holders of senior certificates will experience losses or delays in the receipt of their distributions and to increase the likelihood that the senior certificate holders will receive aggregate distributions of principal and interest in the amounts anticipated. Generally, pursuant to such subordination terms, distributions arising out of scheduled principal, principal prepayments, interest or any combination thereof that otherwise would be payable to one or more other classes of certificates of such series (i.e., the subordinated certificates) are paid instead to holders of the senior certificates. Delays in receipt of scheduled payments on mortgage loans and losses on defaulted mortgage loans are typically borne first by the various classes of subordinated certificates and then by the holders of senior certificates.

In some cases, the aggregate losses in respect of defaulted mortgage loans that must be borne by the subordinated certificates and the amount of the distributions otherwise distributable on the subordinated certificates that would, under certain circumstances, be distributable to senior certificate holders may be limited to a specified amount.  All or any portion of distributions otherwise payable to holders of subordinated certificates may, in certain circumstances, be deposited into one or more reserve accounts for the benefit of the senior certificate holders. Since a greater risk of loss is borne by the subordinated certificate holders, such certificates generally have a higher stated yield than the senior certificates.

Interest on the certificates generally accrues on the aggregate principal balance of each class of certificates entitled to interest at an applicable rate. The certificate interest rate may be a fixed rate, a variable rate based on current values of an objective interest index or a variable rate based on a weighted average of the interest rate on the mortgage loans underlying or constituting the mortgage assets. In addition, the underlying mortgage loans may have variable interest rates.

Generally, to the extent funds are available; interest accrued during each interest accrual period on each class of certificates entitled to interest is distributable on certain distribution dates until the aggregate principal balance of the certificates of such class has been distributed in full.  The amount of interest that accrues during any interest accrual period and over the life of the certificates depends primarily on the aggregate principal balance of the class of certificates, which, unless otherwise specified, depends primarily on the principal balance of the mortgage assets for each such period and the rate of payment (including prepayments) of principal of the underlying mortgage loans over the life of the Trust.

A series of certificates may consist of one or more classes as to which distributions allocable to principal will be allocated. The method by which the amount of principal to be distributed on the certificates on each distribution date is calculated and the manner in which such amount could be allocated among classes varies and could be effected pursuant to a fixed schedule, in relation to the occurrence of certain events or otherwise. Special distributions are also possible if distributions are received with respect to the mortgage assets, such as is the case when underlying mortgage loans are prepaid.

A mortgage-related security that is senior to a subordinated residential mortgage security will not bear a loss resulting from the occurrence of a default on an underlying mortgage until all credit enhancement protecting such senior holder is exhausted. For example, the senior holder will only suffer a credit loss after all subordinated interests have been exhausted pursuant to the terms of the subordinated residential mortgage security. The primary credit risk to the Underlying Fund by investing in subordinated residential mortgage securities is potential losses resulting from defaults by the borrowers under the underlying mortgages. The

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Underlying Fund would generally realize such a loss in connection with a subordinated residential mortgage security only if the subsequent foreclosure sale of the property securing a mortgage loan does not produce an amount at least equal to the sum of the unpaid principal balance of the loan as of the date the borrower went into default, the interest that was not paid during the foreclosure period and all foreclosure expenses.

The adviser will seek to limit the risks presented by subordinated residential mortgage securities by reviewing and analyzing the characteristics of the mortgage loans that underlie the pool of mortgages securing both the senior and subordinated residential mortgage securities.  The Underlying Fund may seek opportunities to acquire subordinated residential mortgage securities where, in the view of the adviser, the potential for a higher yield on such instruments outweighs any additional risk presented by the instruments. The adviser will seek to increase yield to shareholders by taking advantage of perceived inefficiencies in the market for subordinated residential mortgage securities.

Credit enhancement for the senior certificates comprising a series is provided by the holders of the subordinated certificates to the extent of the specific terms of the subordination and, in some cases, by the establishment of reserve funds. Depending on the terms of a particular pooling and servicing agreement, additional or alternative credit enhancement may be provided by a pool insurance policy and/or other insurance policies, third party limited guaranties, letters of credit, or similar arrangements. Letters of credit may be available to be drawn upon with respect to losses due to mortgagor bankruptcy and with respect to losses due to the failure of a master service to comply with its obligations, under a pooling and servicing agreement, if any, to repurchase a mortgage loan as to which there was fraud or negligence on the part of the mortgagor or originator and subsequent denial of coverage under a pool insurance policy, if any. A master service may also be required to obtain a pool insurance policy to cover losses in an amount up to a certain percentage of the aggregate principal balance of the mortgage loans in the pool to the extent not covered by a primary mortgage insurance policy by reason of default in payments on mortgage loans.

A pooling and servicing agreement may provide that the depositor and master service could effect early termination of a trust, after a certain specified date or the date on which the aggregate outstanding principal balance of the underlying mortgage loans is less than a specific percentage of the original aggregate principal balance of the underlying mortgage loans by purchasing all of such mortgage loans at a price, unless otherwise specified, equal to the greater of a specified percentage of the unpaid principal balance of such mortgage loans, plus accrued interest thereon at the applicable certificate interest rate, or the fair market value of such mortgage assets. Generally, the proceeds of such repurchase would be applied to the distribution of the specified percentage of the principal balance of each outstanding certificate of such series, plus accrued interest, thereby retiring such certificates. Notice of such optional termination would be given by the trustee prior to such distribution date.

The underlying trust assets are a mortgage pool generally consisting of mortgage loans on single, multi-family and mobile home park residential properties. The mortgage loans are originated by S&Ls, savings banks, commercial banks or similar institutions and mortgage banking companies.

Various services provide certain customary servicing functions with respect to the mortgage loans pursuant to servicing agreements entered into between each service and the master service. A service’s duties generally include collection and remittance of principal and interest payments, administration of mortgage escrow accounts, collection of insurance claims, foreclosure procedures and, if necessary, the advance of funds to the extent certain payments are not made by the mortgagors and are recoverable under applicable insurance policies or from proceeds of liquidation of the mortgage loans.

The mortgage pool is administered by a master service who: (a) establishes requirements for each service; (b) administers, supervises and enforces the performance by the services of their duties and responsibilities under the servicing agreements; and (c) maintains any primary insurance, standard hazard insurance, special hazard insurance and any pool insurance required by the terms of the certificates. The master service may be an affiliate of the depositor and also may be the service with respect to all or a portion of the mortgage loans

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contained in a trust fund for a series of certificates.

Trust-Preferred Securities

Certain of the Underlying Funds may invest in trust-preferred securities, which are also known as trust-issued securities.  Trust-preferred securities are securities that have the characteristics of both debt and equity instruments and are treated by the Underling Funds as a debt instrument. Generally, trust preferred securities are cumulative preferred stock issued by a trust that is wholly-owned by a financial institution, usually, a bank holding company.  The financial institution creates the trust and will subsequently own the trust’s common securities, which represents three percent of the trust’s assets. The remaining 97% of the trust’s assets consists of trust-preferred securities, which are then sold to investors. The trust will use the sales proceeds to purchase a subordinated debt issued by the financial institution.  The financial institution will use the proceeds from the subordinated debt sale to increase its capital while the trust will receive periodic interest payments from the financial institution for holding the subordinated debt.  The trust will use the interest received to make dividend payments to the holders of the trust-preferred securities.  The dividends are generally paid on a quarterly basis and are higher than the dividends offered by the financial institution’s common stock.  Additionally, the holders of the trust-preferred securities are senior to the common stockholders in the event the financial institution is liquidated.  The primary benefit for the financial institution in using this particular structure is that the trust preferred securities are treated by the financial institution as debt securities for tax purposes (i.e., interest expense is tax deductible) and as equity securities for calculation of capital requirements.

In certain instances, the structure involves more than more than one financial institution and thus, more than one trust.  In this pooled offering, a separate trust is created.  This trust will issue securities to investors and use the proceeds to purchase the trust-preferred securities issued by the trust subsidiaries of the participating financial institutions.  Accordingly, the trust preferred securities held by the investors are backed by the trust-preferred securities issued by the trust subsidiaries.

In identifying the risks associated with trust-preferred securities, the Underlying Funds will evaluate the financial condition of the financial institution, as the trust typically has no business operations other than to issue the trust-preferred securities. If the financial institution is financially unsound and defaults on the interest payments to the trust, the trust will not be able to make dividend payments to the Underlying Fund.

U.S. Government Securities

U.S. government securities are obligations of, or are guaranteed by, the U.S. government, its agencies or instrumentalities.  Treasury bills, notes, and bonds are direct obligations of the U.S. Treasury.  Securities guaranteed by the U.S. government include: federal agency obligations guaranteed as to principal and interest by the U.S. Treasury (such as GNMA certificates, described in the section on “Mortgage-Backed Securities,” and FHA debentures).  In guaranteed securities, the U.S. government unconditionally guarantees the payment of principal and interest, and thus they are of the highest credit quality.  Such direct obligations or guaranteed securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, the U.S. government is obligated to or guarantees to pay them in full. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances.

Securities issued by U.S. government instrumentalities and certain federal agencies are neither direct obligations of, nor guaranteed by, the U.S. Treasury.  However, they involve federal sponsorship in one way or another: some are backed by specific types of collateral; some are supported by the issuer’s right to borrow from the U.S. Treasury; some are supported by the discretionary authority of the U.S. Treasury to purchase certain obligations of the issuer; others are supported only by the credit of the issuing government agency or instrumentality.  These agencies and instrumentalities include, but are not limited to, Federal Land Banks, Farmers Home Administration, FNMA, FHLMC, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Intermediate Credit Banks, and Federal Home Loan Banks. While these securities are

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issued, in general, under the authority of an Act of Congress, the U.S. government is not obligated to provide financial support to the issuing instrumentalities, although under certain conditions certain of these authorities may borrow from the U.S. Treasury.  In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment.

Certain of the Underlying Funds may also purchase obligations of the International Bank for Reconstruction and Development, which, while technically not a U.S. government agency or instrumentality, has the right to borrow from the participating countries, including the United States.

Zero-Coupon and Pay-in-Kind Bonds

Certain of the Underlying Funds may invest in zero-coupon and pay-in-kind bonds.  Zero-coupon bonds are issued at a significant discount from face value and pay interest only at maturity rather than at intervals during the life of the security. Pay-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. The values of zero-coupon bonds and pay-in-kind bonds are subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest currently, and may involve greater credit risk than such bonds.

The discount of zero-coupon and deferred interest bonds approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero-coupon bonds do not require the periodic payment of interest, deferred interest bonds provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value due to changes in interest rates than debt obligations that make regular payments of interest. An Underlying Fund will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Underlying Fund’s distribution obligations.

EQUITY INVESTMENTS

Common Stock and Other Equity Securities

Common stocks represent an equity (ownership) interest in a corporation.  This ownership interest generally gives an Underlying Fund the right to vote on measures affecting the company’s organization and operations.

Certain of the Underlying Funds may also buy securities such as convertible debt, preferred stock, warrants or other securities exchangeable for shares of common stock.  In selecting equity investments for an Underlying Fund, the Adviser will generally invest the Underlying Fund’s assets in industries and companies that it believes are experiencing favorable demand for their products and services and which operate in a favorable competitive and regulatory climate.

Convertible Securities

A convertible security is a security that may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock.  By investing in convertible securities, an Underlying Fund seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while earning a higher fixed rate of return than is available in common stocks.

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Certain of the Underlying Funds may invest in “synthetic” convertible securities, which are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities.  For example, an Underlying Fund may purchase a non-convertible debt security and a warrant or option, which enables the Underlying Fund to have a convertible-like position with respect to a company, group of companies or stock index.  Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, the Underlying Fund generally receives an amount in cash equal to the difference between the conversion price and the then current value of the underlying security.  Unlike a true convertible security, a synthetic convertible comprises two or more separate securities, each with its own market value.  Therefore, the market value of a synthetic convertible is the sum of the values of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations.  A Underlying Fund will only invest in synthetic convertible with respect to companies whose corporate debt securities are rated “A” or higher by a NRSRO, and will not invest more than 15% of its net assets in such synthetic securities and other illiquid securities.

Corporate Reorganizations

Certain of the Underlying Funds may purchase indebtedness and participations, secured and unsecured, of debtor companies involved in reorganization or financial restructuring.  Such indebtedness may be in the form of loans, notes, bonds or debentures.  In general, securities that are the subject of a tender or exchange offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or proposal.  The increased market price of these securities may also discount what the stated or appraised value of the security would be in the contemplated action were approved or consummated.  These investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value.  The evaluation of these contingencies requires unusually broad knowledge and experience on the part of the adviser that must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction, but also the financial resources and business motivation of the offer or as well as the dynamics of the business climate when the offer or proposal is in progress.

Derivatives

Certain of the Underlying Funds may invest in derivatives, which are securities and contracts whose value is based on performance of an underlying financial asset, index or other investment.

An Underlying Fund’s transactions in derivative instruments may include:

•	The purchase and writing of options on securities (including index options) and options on foreign currencies;
•	The purchase and sale of futures contracts based on financial, interest rate and securities indices, equity securities or fixed-income securities; and
•

Entering into forward contracts, swaps and swap related products, such as equity index, interest rate or currency swaps, credit default swaps (long and short) and related caps, collars, floors and swaps.

The success of transactions in derivative instruments depends on the adviser’s judgment as to their potential risks and rewards. Use of these instruments exposes an Underlying Fund to additional investment risks and transaction costs. If the Adviser incorrectly analyzes market conditions or does not employ the appropriate strategy with these instruments, the Underlying Fund’s return could be lower than if derivative instruments had not been used. Additional risks inherent in the use of derivative instruments include:  adverse movements in the prices of securities or currencies and the possible absence of a liquid secondary market for any particular instrument. An Underlying Fund could experience losses if the prices of its derivative positions correlate

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poorly with those of its other investments.  The loss from investing in derivative instruments is potentially unlimited.

Certain of the Underlying Funds may invest in derivatives for hedging purposes, to enhance returns, as a substitute for purchasing or selling securities, to maintain liquidity or in anticipation of changes in the composition of its portfolio holdings.  Hedging involves using a security or contract to offset investment risk, and can reduce the risk of a position held in an investment portfolio. If the Adviser’s judgment about fluctuations in securities prices, interest rates or currency prices proves incorrect, or the strategy does not correlate well with an Underlying Fund’s investments, the use of derivatives could result in a loss to the Underlying Fund and may, in turn, increase the Underlying Fund’s volatility.  In addition, in the event that non-exchange traded derivatives are used; they could result in a loss if the counterparty to the transaction does not perform as promised.

Eurodollar Convertible Securities

Certain of the Underlying Funds may invest in Eurodollar convertible securities, which are fixed-income securities of a U.S. issuer or a foreign issuer that are issued outside the United States and are convertible into equity securities of the same or a different issuer. Interest and dividends on Eurodollar convertible securities are payable in U.S. dollars outside of the United States. Certain of the Underlying Funds may invest without limitation in Eurodollar convertible securities that are convertible into foreign equity securities listed, or represented by American Depositary Receipts listed, on the New York Stock Exchange or the American Stock Exchange or convertible into publicly traded common stock of U.S. companies. Certain of the Underlying Funds may also invest in Eurodollar convertible securities that are convertible into foreign equity securities which are not listed, or represented by American Depositary Receipts listed, on such exchanges.

Futures Contracts and Options on Futures Contracts

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a particular financial instrument (debt security) or commodity for a specified price at a designated date, time and place.  Although futures contracts by their terms require actual future delivery of and payment for financial instruments, commodities futures contracts are usually closed out before the delivery date.  Closing out an open futures contract position is effected by entering into an offsetting sale or purchase, respectively, for the same aggregate amount of the same financial instrument or commodities and the same delivery date.  Where an Underlying Fund has sold a futures contract, if the offsetting purchase price is less than the original futures contract sale price, the Underlying Fund realizes a gain; if it is more, the Underlying Fund realizes a loss.  Where an Underlying Fund has purchased a futures contract, if the offsetting price is more than the original futures contract purchase price, the Underlying Fund realizes a gain; if it is less, the Underlying Fund realizes a loss.

Gold Futures Contracts

A gold futures contract is a standardized contract which is traded on a regulated commodity futures exchange, and which provides for the future delivery of a specified amount of gold at a specified date, time and price.  When an Underlying Fund purchases a gold futures contract it becomes obligated to take delivery of and pay for the gold from the seller, and when an Underlying Fund sells a gold futures contract, it becomes obligated to make delivery of precious metals to the purchaser, in each case at a designated date and price.  An Underlying Fund may be able to enter into gold futures contracts only for the purpose of hedging its holdings or intended holdings of gold stocks and gold bullion. An Underlying Fund will not engage in these contracts for speculation or for achieving leverage.  An Underlying Fund’s hedging activities may include purchases of futures contracts as an offset against the effect of anticipated increases in the price of gold or sales of futures contracts as an offset against the effect of anticipated declines in the price of gold.

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Interest Rate Futures Contracts

An interest rate futures contract is an obligation traded on an exchange or board of trade that requires the purchaser to accept delivery, and the seller to make delivery, of a specified quantity of the underlying financial instrument, such as U.S. Treasury bills and bonds, in a stated delivery month, at a price fixed in the contract.

Certain of the Underlying Funds may purchase and sell interest rate futures as a hedge against adverse changes in debt instruments and other interest rate sensitive securities.  If an Underlying Fund employs a hedging strategy, then the Underlying Fund would purchase an interest rate futures contract when it is not fully invested in long-term debt securities but wishes to defer their purchase for some time until it can orderly invest in such securities or because short-term yields are higher than long-term yields.  Such a purchase would enable an Underlying Fund to earn the income on a short-term security while at the same time minimizing the effect of all or part of an increase in the market price of the long-term debt security, which an Underlying Fund intends to purchase in the future.  A rise in the price of the long-term debt security prior to its purchase either would be offset by an increase in the value of the futures contract purchased by the Underlying Fund or avoided by taking delivery of the debt securities under the futures contract.

An Underlying Fund would sell an interest rate futures contract in order to continue to receive the income from a long-term debt security, while endeavoring to avoid part or all of the decline in market value of that security which would accompany an increase in interest rates. If interest rates did rise, a decline in the value of the debt security held by an Underlying Fund would be substantially offset by the ability of an Underlying Fund to repurchase at a lower price the interest rate futures contract previously sold.  While an Underlying Fund could sell the long-term debt security and invest in a short-term security, ordinarily and Underlying Fund would give up income on its investment, since long-term rates normally exceed short-term rates.

Investment in Gold and Other Precious Metals

Some of the Underlying Funds may invest in gold bullion and coins and other precious metals (silver or platinum) bullion and in futures contracts with respect to such metals.  In order to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (“Code”), each Underlying Fund intends to manage its precious metals investments and/or futures contracts on metals so that less than 10% of the gross income of an Underlying Fund is invested in gold an other precious metals for tax purposes during any fiscal year (the current limit on so-called non-qualifying income) is derived from these and other sources that produce such non-qualifying income.

Precious metals will not be purchased in any form that is not readily marketable, and gold coins will be purchased for their intrinsic value only (i.e., coins will not be purchased for their numismatic value).  Any metals purchased by an Underlying Fund will be delivered to and stored with a qualified custodian bank.  Precious metals investments do not generate interest or dividend income.

Metal investments are considered speculative and are affected by various worldwide economic, financial and political factors.  Prices may fluctuate sharply over short time periods due to changes in inflation expectations in various countries, metal sales by central banks of governments or international agencies, speculation, changes in industrial and commercial demand, and governmental prohibitions or restriction on the private ownership of certain precious metals or minerals.  Furthermore, at the present time, there are four major producers of gold bullion: the Republic of South Africa, the United States, Canada and Australia.  Political and economic conditions in these countries will have a direct effect on the mining and distribution of gold and, consequently, on its price. Many of these risks also may affect the value of securities of companies engaged in operations respecting gold and other precious metals.

Limitations

When purchasing a futures contract, an Underlying Fund must maintain with its custodian (or earmark on its

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records) cash or liquid securities (including any margin) equal to the market value of such contract.  When writing a call option on a futures contract, an Underlying Fund similarly will maintain with its custodian (or earmark on its records) cash and/or liquid securities (including any margin) equal to the amount such option is “in-the-money” until the option expires or is closed out by an Underlying Fund.  A call option is “in-the-money” if the value of the futures contract that is the subject of the option exceeds the exercise price.

When writing a call option on a futures contract, an Underlying Fund will maintain with its custodian (or earmark on its records) cash or liquid securities that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option.  Alternatively, an Underlying Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Underlying Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Underlying Fund.

Options on Futures Contracts

A futures option gives an Underlying Fund the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price prior to the expiration of the option.  Upon exercise of a call option, the purchaser acquires a long position in the futures contract and the writer of the option is assigned the opposite short position.  In the case of a put option, the converse is true.  A futures option may be closed out (before exercise or expiration) by an offsetting purchase or sale of a futures option by an Underlying Fund.

Certain of the Underlying Funds may use options on futures contracts in connection with hedging strategies.  Generally these strategies would be employed under the same market conditions in which an Underlying Fund would use put and call options on debt securities, as described hereafter in “Options on Securities and Securities Indices.”

Preferred Stock

Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends.  In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

Stock Index Futures Contracts

A “stock index” assigns relative values to the common stock included in an index (for example, the Standard & Poor’s 500® Composite Stock Price Index (“S&P 500® Index”) or the New York Stock Exchange Composite Index), and the index fluctuates with changes in the market values of such stocks.  A stock index futures contract is a bilateral agreement to accept or make payment, depending on whether a contract is purchased or sold, of an amount of cash equal to a specified dollar amount multiplied by the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally purchased or sold.

To the extent that changes in the value of an Underlying Fund corresponds to changes in a given stock index, the sale of futures contracts on that index (“short hedge”) would substantially reduce the risk to an Underlying Fund of a market decline and, by so doing, provide an alternative to a liquidation of securities position, which may be difficult to accomplish in a rapid and orderly fashion.  Stock index futures contracts might also be sold:

(1)	When a sale of portfolio securities at that time would appear to be disadvantageous in the long term because such liquidation would:

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	(a)	Forego possible price appreciation;
	(b)	Create a situation in which the securities would be difficult to repurchase; or
	(c)	Create substantial brokerage commissions;

(2)

When a liquidation of an Underlying Fund has commenced or is contemplated, but there is, in the adviser’s determination, a substantial risk of a major price decline before liquidation can be completed; or

(3)	To close out stock index futures purchase transactions.

Where an Underlying Fund anticipates a significant market or market sector advance, the purchase of a stock index futures contract (“long hedge”) affords a hedge against not participating in such advance at a time when the Underlying Fund is not fully invested.  Stock index futures might also be purchased:

(1)

If an Underlying Fund is attempting to purchase equity positions in issues which it had or was having difficulty purchasing at prices considered by the adviser to be fair value based upon the price of the stock at the time it qualified for inclusion in an Underlying Fund; or

(2)	To close out stock index futures sales transactions.

Each investing Underlying Fund will limit its use of futures contracts and futures options to hedging transactions and other strategies as described under the heading “Limitations” in this section, in order to avoid being deemed a commodity pool.  For example, an Underlying Fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of an Underlying Fund’s securities or the price of the securities which an Underlying Fund intends to purchase.  An Underlying Fund’s hedging may include sales of futures contracts as an offset against the effect of expected increases in interest rates and purchases of futures contracts as an offset against the effect of expected declines in interest rates.  Although other techniques could be used to reduce that Underlying Fund’s exposure to interest rate fluctuations, an Underlying Fund may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.  See this SAI for a discussion of other strategies involving futures and futures options.

If a purchase or sale of a futures contract is made by an Underlying Fund, it is required to deposit with its custodian a specified amount of cash and/or securities (“initial margin”).  The margin required for a futures contract is set by the exchange or board of trade on which the contract is traded and may be modified during the term of the contract.  The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to an Underlying Fund upon termination of the contract, assuming all contractual obligations have been satisfied.  Each investing Underlying Fund expects to earn interest income on its initial margin deposits.

A futures contract held by an Underlying Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day an Underlying Fund pays or receives cash, called “variation margin” equal to the daily change in value of the futures contract. This process is known as “marking to market.” The payment or receipt of the variation margin does not represent a borrowing or loan by an Underlying Fund but is settlement between an Underlying Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily NAV, each Underlying Fund will mark-to-market its open futures positions.

An Underlying Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts it writes.  Such margin deposits will vary depending on the nature of the underlying futures contract (including the related initial margin requirements), the current market value of the option, and other futures positions held by an Underlying Fund.

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Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security and delivery month).  If an offsetting purchase price is less than the original sale price, an Underlying Fund realizes a capital gain, or if it is more, an Underlying Fund realizes a capital loss.  Conversely, if an offsetting sale price is more than the original purchase price, an Underlying Fund realizes a capital gain, or if it is less, an Underlying Fund realizes a capital loss.  The transaction costs must also be included in these calculations.

Synthetic Convertible Securities

Synthetic Convertible Securities are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities.  For example, a Fund may purchase a non-convertible debt security and a warrant or option, which enables the Fund to have a convertible-like position with respect to a company, group of companies or stock index.  Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions.  Upon conversion, the Fund generally receives an amount in cash equal to the difference between the conversion price and the then current value of the underlying security.  Unlike a true convertible security, a synthetic convertible comprises two or more separate securities, each with its own market value.  Therefore, the market value of a synthetic convertible is the sum of the values of its fixed-income component and its convertible component.  For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations.

Warrants

Certain of the Underlying Funds may, from time to time, invest in warrants. Warrants are, in effect, longer-term call options.  They give the holder the right to purchase a given number of shares of a particular company at specified prices within a certain period of time.  The purchaser of a warrant expects that the market price of the security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus giving him a profit.  Of course, since the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the entire purchase price of the warrant.  Warrants generally trade in the open market and may be sold rather than exercised.  Warrants are sometimes sold in unit form with other qualification as a regulated investment company.  The result of a hedging program cannot be foreseen and may cause the Underlying Fund to suffer losses that it would not otherwise sustain.

Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security.  Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments.  They pay no dividends and confer no rights other than a purchase option.  If a warrant is not exercised by the date of its expiration, the Underlying Fund will lose its entire investment in such warrant.

OPTIONS ON SECURITIES AND SECURITIES INDICES

Credit Default Swaps

Certain of the Underlying Funds may enter into credit default swap contracts for investment purposes.  As the seller in a credit default swap contract, an Underlying Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation.  In return, an Underlying Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred.  If no default occurs, an Underlying Fund would keep the stream of payments and would have no payment obligations.  As the seller, an Underlying Fund would be subject to investment exposure on the notional amount of the swap.

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Certain of the Underlying Funds may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the Underlying Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability).  It would also involve credit risk — that the seller may fail to satisfy its payment obligations to the Underlying Fund in the event of a default.

Dollar Roll Transactions

Certain of the Underlying Funds seeking a high level of current income may enter into dollar rolls or “covered rolls” in which an Underlying Fund sells securities (usually mortgage-backed securities) and simultaneously contracts to purchase, typically in 30 to 60 days, substantially similar, but not identical securities, on a specified future date.  The proceeds of the initial sale of securities in the dollar roll transactions may be used to purchase long-term securities that will be held during the roll period.  During the roll period, the Underlying Fund forgoes principal and interest paid on the securities sold at the beginning of the roll period.  The Underlying Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale.  A “covered roll” is a specific type of dollar roll for which there is an offsetting cash position or cash equivalent securities position that matures on or before the forward settlement date of the dollar roll transaction.  As used herein the term “dollar roll” refers to dollar rolls that are not covered rolls.  At the end of the roll commitment period, the Underlying Fund may or may not take delivery of the securities an Underlying Fund has contracted to purchase.

An Underlying Fund’s obligations under a dollar roll agreement must be covered by segregated liquid assets equal in value to the securities subject to repurchase by the Underlying Fund.  Covered rolls are not subject to these segregation requirements. Dollar roll transactions may be considered borrowings and are, therefore, subject to the borrowing limitations applicable to the Underlying Fund.

General

The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security in relation to the exercise price of the option, the volatility of the underlying security, and the time remaining until the expiration date.

The premium paid for a put or call option purchased by the Underlying Fund is recorded as an asset of the Underlying Fund and subsequently adjusted. The premium received for an option written by the Underlying Fund is included in the Underlying Fund’s assets and an equal amount is included in its liabilities.  The value of an option purchased or written is marked to market daily and valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

Risks Associated With Futures and Futures Options

There are several risks associated with the use of futures and futures options. The value of a futures contract may decline. While an Underlying Fund’s transactions in futures may protect an Underlying Fund against adverse movements in the general level of interest rates or other economic conditions, such transactions could also preclude the Underlying Fund from the opportunity to benefit from favorable movements in the level of interest rates or other economic conditions. With respect to transactions for hedging, there can be no guarantee that there will be correlation between price movements in the hedging vehicle and in the Underlying Fund’s securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in the Underlying Fund and the hedging vehicle so that the Underlying Fund’s return might have been better if hedging had not been attempted. The degree to which price movements do not correlate depends on

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circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when, and how to hedge involves the exercise of skill and judgment and even a well conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

There can be no assurance that a liquid market will exist at a time when the Underlying Fund seeks to close out a futures contract or a futures option position.  Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. Lack of a liquid market for any reason may prevent the Underlying Fund from liquidating an unfavorable position and the Underlying Fund would remain obligated to meet margin requirements and continue to incur losses until the position is closed.

Most Underlying Funds will only enter into futures contracts or futures options that are standardized and traded on a U.S. exchange or board of trade, or, in the case of futures options, for which an established over-the-counter market exists.  Foreign markets may offer advantages such as trading in indices that are not currently traded in the United States.  Foreign markets, however, may have greater risk potential than domestic markets.  Unlike trading on domestic commodity exchanges, trading on foreign commodity markets is not regulated by the Commodity Futures Trading Commission (“CFTC”) and may be subject to greater risk than trading on domestic exchanges.  For example, some foreign exchanges are principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract.  Trading in foreign markets or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC regulations, and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings proved by the National Futures Association or any domestic futures exchange.  Amounts received for foreign futures or foreign options transactions may not be provided the same protections as funds received in respect of transactions on United States futures exchanges.  Certain of the Underlying Funds could incur losses or lose any profits that had been realized in trading by adverse changes in the exchange rate of the currency in which the transaction is denominated.  Transactions on foreign exchanges may include both commodities that are traded on domestic exchanges and boards of trade and those that are not.

The Trust reserves the right to engage in other types of futures transactions in the future and to use futures and related options for other than hedging purposes to the extent permitted by regulatory authorities.

Hybrid Instruments

Certain of the Underlying Funds may invest in hybrid instruments.  Hybrid Instruments (a type of potentially high-risk derivative) have been developed and combine the elements of futures contracts or options with those of debt, preferred equity, or a depositary instrument (hereinafter “Hybrid Instruments”).  Generally, a Hybrid Instrument will be a debt security, preferred stock, depositary share, trust certificate, certificate of deposit, or other evidence of indebtedness on which a portion of or all interest payments and/or the principal or stated amount payable at maturity, redemption, or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles, or commodities (collectively “Underlying Assets”) or by another objective index, economic factor, or other measure, such as

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interest rates, currency exchange rates, commodity indices, and securities indices (collectively “Benchmarks”).  Thus, Hybrid Instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

Hybrid Instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return.  For example, an Underlying Fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions.  One solution would be to purchase a U.S. dollar-denominated Hybrid Instrument whose redemption price is linked to the average three-year interest rate in a designated group of countries.  The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level and payoffs of less than par if rates were above the specified level.  Furthermore, an Underlying Fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly.  The purpose of this arrangement, known as a structured security with an embedded put option, would be to give an Underlying Fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transactions costs.  Of course, there is no guarantee that the strategy will be successful, and an Underlying Fund could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the Hybrid Instrument.

The risks of investing in Hybrid Instruments reflect a combination of the risks of investing in securities, options, futures and currencies.  Thus, an investment in a Hybrid Instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars, or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published Benchmark.  The risks of a particular Hybrid Instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked.  Such risks generally depend upon factors, which are unrelated to the operations or credit quality of the issuer of the Hybrid Instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets, and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future. Reference is also made to the discussion of futures, options, and forward contracts herein for a discussion of the risks associated with such investments.

Hybrid Instruments are potentially more volatile and carry greater market risks than traditional debt instruments.  Depending on the structure of the particular Hybrid Instrument, changes in a Benchmark may be magnified by the terms of the Hybrid Instrument and have an even more dramatic and substantial effect upon the value of the Hybrid Instrument.  Also, the prices of the Hybrid Instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.

Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates.  Alternatively, Hybrid Instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if “leverage” is used to structure the Hybrid Instrument.  Leverage risk occurs when the Hybrid Instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the Hybrid Instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid Instruments may also carry liquidity risk since the instruments are often “customized” to meet an Underlying Fund’s needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt

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securities.  In addition, because the purchase and sale of Hybrid Instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between an Underlying Fund and the issuer of the Hybrid Instrument, the creditworthiness of the counter party of issuer of the Hybrid Instrument would be an additional risk factor which an Underlying Fund would have to consider and monitor. Hybrid Instruments also may not be subject to regulation of the CFTC, which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the NAV of an Underlying Fund.  Accordingly, each Underlying Fund will limit its investments in Hybrid Instruments to 10% of its total assets.  However, because of their volatility, it is possible that an Underlying Fund’s investment in Hybrid Instruments will account for more than 10% of an Underlying Fund’s return (positive or negative).

Indexed Securities

Certain of the Underlying Funds may invest in indexed securities. Indexed securities are instruments whose prices are indexed to the prices of other securities, securities indices, currencies, or other financial indicators.  Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.

Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities.  Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency.  Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad.  Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates.  Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies.

Lease Obligation Bonds

Certain of the Underlying Funds may invest in lease obligation bonds.  Lease obligation bonds are mortgages on a facility that is secured by the facility and are paid by a lessee over a long term.  The rental stream to service the debt as well as the mortgage, are held by a collateral trustee on behalf of the public bondholders.  The primary risk of such instrument is the risk of default. Under the lease indenture, the failure to pay rent is an event of default.  The remedy to cure default is to rescind the lease and sell the assets.  If the lease obligation is not readily marketable or market quotations are not readily available, such lease obligations will be subject to an Underlying Fund’s limit on illiquid securities.

Options on Securities Indices

Certain of the Underlying Funds may purchase or sell call and put options on securities indices for the same purposes as it purchase or sells options on securities.  Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities.  In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single

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security.  When such options are written, the Underlying Fund is required to maintain a segregated account consisting of cash, cash equivalents or high grade obligations or the Underlying Fund must purchase a like option of greater value that will expire no earlier than the option sold.  Purchased options may not enable the Underlying Fund to hedge effectively against stock market risk if they are not highly correlated with the value of the Underlying Fund’s securities.  Moreover, the ability to hedge effectively depends upon the ability to predict movements in the stock market.

Over-the-Counter Options

Certain of the Underlying Funds may write or purchase options in privately negotiated domestic or foreign transactions (“OTC Options”), as well as exchange-traded or “listed” options. OTC Options can be closed out only by agreement with the other party to the transaction, and thus any OTC Options purchased by the Underlying Fund may be considered an illiquid security.  In addition, certain OTC Options on foreign currencies are traded through financial institutions acting as market-makers in such options and the underlying currencies.

The staff of the SEC has taken the position that purchased OTC Options and assets used to cover written OTC Options are illiquid and, therefore, together with other illiquid securities, cannot exceed a certain percentage of the Underlying Fund’s assets (“SEC illiquidity ceiling”).  OTC Options entail risks in addition to the risks of exchange-traded options.  Exchange-traded options are in effect guaranteed by the Options Clearing Corporation, while an Underlying Fund relies on the party from whom it purchases an OTC Option to perform if an Underlying Fund exercises the option.  With OTC Options, if the transacting dealer fails to make or take delivery of the securities or amount of foreign currency underlying an option it has written, in accordance with the terms of that option, an Underlying Fund will lose the premium paid for the option as well as any anticipated benefit of the transaction. Furthermore, OTC Options are less liquid than exchange-traded options.

Purchasing Options on Securities

An option on a security is a contract that gives the purchaser of the option, in return or the premium paid, the right to buy a specified security (in the case of a call option) or to sell a specified security (in the case of a put option) from or to the seller (“writer”) of the option at a designated price during the term of the option.  Certain of the Underlying Funds may purchase put options on securities to protect holdings in an underlying or related security against a substantial decline in market value.  Securities are considered related if their price movements generally correlate to one another.  For example, the purchase of put options on debt securities held by an Underlying Fund would enable it to protect, at least partially, an unrealized gain in an appreciated security without actually selling the security.  In addition, an Underlying Fund would continue to receive interest income on such security.

Certain of the Underlying Funds may purchase call options on securities to protect against substantial increases in prices of securities an Underlying Fund intends to purchase pending its ability to invest in such securities in an orderly manner.  Certain of the Underlying Funds may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transactional costs paid on the put or call option which is sold.

Certain of the Underlying Funds may purchase long-term exchange traded equity options called Long Term Equity Anticipation Securities (“LEAPS”) and Buy Write Option Unitary Derivatives (“BOUNDs”).  LEAPS provide the holder the opportunity to participate in the underlying securities’ appreciation in excess of a fixed dollar amount; BOUNDs provide a holder the opportunity to retain dividends on the underlying securities while potentially participating in underlying securities’ capital appreciation up to a fixed dollar amount.

Risks of Options Transactions

The purchase and writing of options involves certain risks. During the option period, the covered call writer

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has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a put or call option purchased by an Underlying Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, an Underlying Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

There can be no assurance that a liquid market will exist when an Underlying Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, an Underlying Fund may be unable to close out a position. If an Underlying Fund cannot effect a closing transaction, it will not be able to sell the underlying security while the previously written option remains outstanding, even though it might otherwise be advantageous to do so. Possible reasons for the absence of a liquid secondary market on a national securities exchange could include: insufficient trading interest, restrictions imposed by national securities exchanges, trading halts or suspensions with respect to call options or their underlying securities, inadequacy of the facilities of national securities exchanges or the Options Clearing Corporation due to a high trading volume or other event, and a decision by one or more national securities exchanges to discontinue the trading of call options or to impose restrictions on types of orders.

Since option premiums paid or received by an Underlying Fund, as compared to underlying investments, are small in relation to the market value of such investments, buying and selling put and call options offer large amounts of leverage. Thus, the leverage offered by trading in options could result in an Underlying Fund’s NAV being more sensitive to changes in the value of the underlying securities.

Structured Securities

Certain of the Underlying Funds may invest in structured securities. Structured securities include notes, bonds or debentures that provide for the payment of principal of, and/or interest in, amounts determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of structured securities may provide that under certain circumstances no principal is due at maturity and, therefore, may result in the loss of an Underlying Fund’s investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference.  Consequently, leveraged structured securities entail a greater degree of market risk than other types of debt obligations. Structured securities may also be more volatile, less liquid and more difficult to accurately price than less complex fixed-income investments.

Swaps

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year.  In a standard swap transaction, two parties agree to exchange the returns (or differential in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor.  The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, or in a “basket” of securities

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representing a particular index.

The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio transactions.  Whether an Underlying Fund’s use of swap agreements will be successful in furthering its investment objective will depend on a adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments.  Moreover, an Underlying Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.  Swaps are generally considered illiquid and may be aggregated with other illiquid positions for purposes of the limitation on illiquid investments.

The swaps market is largely unregulated.  It is possible that developments in the swaps market, including potential government regulation, could adversely affect an Underlying Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

For purposes of applying an Underlying Fund’s investment policies and restrictions (as stated in the Prospectus and this SAI) swap agreements are generally valued by an Underlying Fund at market value.  In the case of a credit default swap sold by an Underlying Fund (i.e., where an Underlying Fund is selling credit default protection), however, an Underlying Fund will generally value the swap at its notional amount.  The manner in which certain securities or other instruments are valued by an Underlying Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Variable and Floating Rate Securities

Certain of the Underlying Funds may invest in variable and floating rate securities. Variable rate securities provide for automatic establishment of a new interest rate at fixed intervals (e.g., daily, monthly, semi-annually, etc.).  Floating rate securities provide for automatic adjustment of the interest rate whenever some specified interest rate index changes.  The interest rate on variable or floating rate securities is ordinarily determined by reference to, or is a percentage of, a bank’s prime rate, the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates, or some other objective measure.

Variable or floating rate securities frequently include a demand feature entitling the holder to sell the securities to the issuer at par value.  In many cases, the demand feature can be exercised at any time on 7 days’ notice; in other cases, the demand feature is exercisable at any time on 30 days’ notice or on similar notice at intervals of not more than one year.  Some securities, which do not have variable or floating interest rates, may be accompanied by puts producing similar results and price characteristics.

When-Issued, Delayed Delivery and Forward Commitment Transactions

Certain of the Underlying Funds may purchase securities on a when-issued, delayed delivery or forward commitment basis if the Underlying Fund holds, and maintains until the settlement date in a segregated account, cash and/or liquid securities in an amount sufficient to meet the purchase price, or if the Underlying Fund enters into offsetting contracts for the forward sale of other securities it owns.  Purchasing securities on a when-issued, delayed delivery or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Underlying Fund’s other assets.  Although the Underlying Fund could purchase securities on a when-issued basis or enter into forward commitments with the intention of acquiring securities, the Underlying Fund may dispose of a when-issued or delayed delivery security prior to settlement if a adviser deems it appropriate to do so.  The Underlying Fund may realize short-term profits or losses upon such sales.

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Writing Covered Call and Secured Put Options

In order to earn additional income on its portfolio securities or to protect partially against declines in the value of such securities, certain of the Underlying Funds may write covered call options.  The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.  During the option period, a covered call option writer may be assigned an exercise notice by the broker-dealer through whom such call option was sold requiring the writer to deliver the underlying security against payment of the exercise price.  This obligation is terminated upon the expiration of the option period or at such earlier time in which the writer effects a closing purchase transaction.  Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security, or to enable an Underlying Fund to write another call option on the underlying security with either a different exercise price or expiration date or both.

In order to earn additional income or to facilitate its ability to purchase a security at a price lower than the current market price of such security, certain of the Underlying Funds may write secured put options.  During the option period, the writer of a put option may be assigned an exercise notice by the broker-dealer through whom the option was sold requiring the writer to purchase the underlying security at the exercise price.

Certain of the Underlying Funds may write a call or put option only if the option is “covered” or “secured” by the Underlying Fund holding a position in the underlying securities.  This means that so long as the Underlying Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option or hold a call with the same exercise price, the same exercise period, and on the same securities as the written call.  Alternatively, an Underlying Fund may maintain, in a segregated account with the Trust’s custodian (or earmark on its records), cash and/or liquid securities with a value sufficient to meet its obligation as writer of the option.  A put is secured if an Underlying Fund maintains cash and/or liquid securities with a value equal to the exercise price in a segregated account, or holds a put on the same underlying security at an equal or greater exercise price.  Certain of the Underlying Funds may also cover its obligation by holding a put where the exercise price of the put is less than that of the written put provided the difference is segregated in the form of liquid securities.  Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same Underlying Fund.

FOREIGN INVESTMENTS

Currency Management

An Underlying Fund’s flexibility to participate in higher yielding debt markets outside of the United States may allow an Underlying Fund to achieve higher yields than those generally obtained by domestic money market funds and short-term bond investments. When an Underlying Fund invests significantly in securities denominated in foreign currencies, however, movements in foreign currency exchange rates versus the U.S. dollar are likely to impact the Underlying Fund’s share price stability relative to domestic short-term income funds. Fluctuations in foreign currencies can have a positive or negative impact on returns. Normally, to the extent that the Underlying Fund is invested in foreign securities, a weakening in the U.S. dollar relative to the foreign currencies underlying an Underlying Fund’s investments should help increase the NAV of the Underlying Fund. Conversely, a strengthening in the U.S. dollar versus the foreign currencies in which the Underlying Fund’s securities are denominated will generally lower the NAV of the Underlying Fund. The adviser attempts to minimize exchange rate risk through active portfolio management, including hedging currency exposure through the use of futures, options and forward currency transactions and attempting to identify bond markets with strong or stable currencies. There can be no assurance that such hedging will be successful and such transactions, if unsuccessful, could result in additional losses or expenses to an Underlying Fund.

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Debt Securities Issued or Guaranteed by Supranational Organizations

Certain Underlying Funds may invest assets in debt securities issued or guaranteed by Supranational Organizations, such as obligations issued or guaranteed by the Asian Development Bank, Inter-American Development Bank, International Bank for Reconstruction and Development (World Bank), African Development Bank, European Coal and Steel Community, European Economic Community, European Investment Bank and the Nordic Investment Bank.

Depositary Receipts

Certain of the Underlying Funds may invest in Depositary Receipts, including American Depositary Receipts (“ADRs”). ADRs are securities, typically issued by a U.S. financial institution (a “depositary”), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary.  ADRs may be available through “sponsored” or “un-sponsored” facilities.  A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an un-sponsored facility may be established by a depositary without participation by the issuer of the underlying security.  Holders of un-sponsored depositary receipts generally bear all the costs of the un-sponsored facility.  The depositary of an un-sponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”) are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or U.S. corporation.  Generally, depositary receipts in registered form are designed for use in the U.S. securities market and depositary receipts in bearer form are designed for use in securities markets outside the United States.  Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the securities underlying un-sponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the depositary receipts.  Depositary receipts also involve the risks of other investments in foreign securities.

Exchange Rate-Related Securities

Certain of the Underlying Funds may invest in securities that are indexed to certain specific foreign currency exchange rates.  The terms of such securities would provide that the principal amount or interest payments are adjusted upwards or downwards (but not below zero) at payment to reflect fluctuations in the exchange rate between two currencies while the obligation is outstanding, depending on the terms of the specific security.  An Underlying Fund will purchase such security with the currency in which it is denominated and will receive interest and principal payments thereon in the currency, but the amount of principal or interest payable by the issuer will vary in proportion to the change (if any) in the exchange rate between the two specific currencies between the date the instrument is issued and the date the principal or interest payment is due.  The staff of the SEC is currently considering whether a mutual fund’s purchase of this type of security would result in the issuance of a “senior security” within the meaning of the Investment Company Act of 1940 (“1940 Act”).  The Trust believes that such investments do not involve the creation of such a senior security, but nevertheless undertakes, ending the resolution of this issue by the staff, to establish a segregated account with respect to such investments and to maintain in such account cash not available for investment or U.S. government securities or other liquid high quality debt securities having a value equal to the aggregate principal amount of outstanding securities of this type.

Investment in exchange rate-related securities entails certain risks.  There is the possibility of significant changes in rates of exchange between the U.S. dollar and any foreign currency to which an exchange

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rate-related security is linked.  In addition, there is no assurance that sufficient trading interest to create a liquid secondary market will exist for a particular exchange rate-related security due to conditions in the debt and foreign currency markets.  Illiquidity in the forward foreign exchange market and the high volatility of the foreign exchange market may from time to time combine to make it difficult to sell an exchange rate-related security prior to maturity without incurring a significant price loss.

Foreign Currency Transactions

Certain of the Underlying Funds that invest in foreign securities may buy and sell securities denominated in currencies other than the U.S. dollar, and receive interest, dividends and sale proceeds in other currencies, those Underlying Funds may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar.  The Underlying Funds may enter into foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or use forward foreign currency contracts to purchase or sell the foreign currencies.

Foreign Debt Securities

Certain of the Underlying Funds may invest in corporate debt securities of foreign issuers (including preferred or preference stock), certain foreign bank obligations (see “Bank Obligations”) and U.S. dollar or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities.  Securities traded in certain emerging market countries, including the emerging market countries in Eastern Europe, may be subject to risks in addition to risks typically posed by international investing due to the inexperience of financial intermediaries, the lack of modern technology, and the lack of a sufficient capital base to expand business operations.  Additionally, former Communist regimes of a number of Eastern European countries previously expropriated a large amount of property, the claims on which have not been entirely settled.  There can be no assurance that the Portfolio’s investments in Eastern Europe will not also be expropriated, nationalized or otherwise confiscated.

Investment in sovereign debt can involve a high degree of risk.  The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of the debt.  A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject.  Governmental entities may also depend on expected disbursements from foreign governments, multilateral agencies and others to reduce principal and interest arrearages on their debt.  The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations.  Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner.  Consequently, governmental entities may default on their sovereign debt.  Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities.  There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

Certain Underlying Funds’ investments in foreign currency denominated debt obligations and hedging activities will likely produce a difference between its book income and its taxable income.  This difference may cause a portion of the Trust’s income distributions to constitute returns of capital for tax purposes or require the Portfolio to make distributions exceeding book income to qualify as a regulated investment company for federal tax purposes.

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Foreign Securities

Certain of the Underlying Funds may invest in equity securities of foreign issuers, including ADRs, EDRs and GDRs (collectively, “Depositary Receipts”), which are described below. Some Underlying Funds may invest in foreign branches of commercial banks and foreign banks. (See the “Banking Industry and Savings Industry Obligations” discussion in this SAI for further description of these securities.)

Certain of the Underlying Funds may have no more than 25% of their total assets invested in securities of issuers located in any one emerging market country.

Investments in foreign securities offer potential benefits not available in securities of domestic issuers by offering the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the United States, or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that may not move in a manner parallel to U.S. markets.

Investments in securities of foreign issuers involve certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions.  Changes in foreign currency exchange rates may affect the value of securities in an Underlying Fund and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned.  In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, other foreign taxation, political or social instability, or diplomatic developments that could adversely affect investments in those countries.

There may be less publicly available information about a foreign company than about a U.S. company and foreign companies may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to or as uniform as those of U.S. companies. Foreign securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets.  Securities of many foreign companies are less liquid and their prices more volatile than securities of comparable U.S. companies.  Transactional costs in non-U.S. securities markets are generally higher than in U.S. securities markets.  There is generally less government supervision and regulation of exchanges, brokers, and issuers than there is in the United States.  An Underlying Fund might have greater difficulty taking appropriate legal action with respect to foreign investments in non-U.S. courts than with respect to domestic issuers in U.S. courts.  In addition, transactions in foreign securities may involve greater time from the trade date until settlement than domestic securities transactions and involve the risk of possible losses through the holding of securities by custodians and securities depositories in foreign countries.

Securities traded in emerging market countries, including the emerging market countries in Eastern Europe, may be subject to risks in addition to risks typically posed by international investing due to the inexperience of financial intermediaries, the lack of modern technology, and the lack of a sufficient capital base to expand business operations.  A number of emerging market countries restricts, to varying degrees, foreign investment in securities.  Repatriation of investment income, capital, and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries.  A number of the currencies of emerging market countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur after investments in these currencies by the Underlying Fund.  Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility.  There is a risk in emerging market countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on an Underlying Fund’s investment.

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Additional risks of investing in emerging market countries may include: currency exchange rate fluctuations; greater social, economic and political uncertainty and instability (including the risk of war); more substantial governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be newly organized and may be smaller and less seasoned companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and significantly smaller market capitalization of securities markets. Emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions.  Settlement problems may cause an Underlying Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or delay in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security. Any change in the leadership or policies of Eastern European countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.  Additionally, former Communist regimes of a number of Eastern European countries previously expropriated a large amount of property, the claims on which have not been entirely settled.  There can be no assurance that an Underlying Fund’s investments in Eastern Europe will not also be expropriated, nationalized or otherwise confiscated.

Forward Currency Contracts

Certain of the Underlying Funds may enter into forward currency contracts in anticipation of changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. For example, an Underlying Fund might purchase a particular currency or enter into a forward currency contract to preserve the U.S. dollar price of securities it intends to or has contracted to purchase. Alternatively, it might sell a particular currency on either a spot or forward basis to hedge against an anticipated decline in the dollar value of securities it intends to or has contracted to sell. Although this strategy could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain from an increase in the value of the currency.

An Underlying Fund may engage in forward currency transactions in anticipation of or to protect itself against fluctuations in currency exchange rates.  An Underlying Fund might sell a particular currency forward, for example, when it wants to hold bonds or bank obligations denominated in or exposed to that currency but anticipates or wishes to be protected against a decline in the currency against the dollar.  Similarly, it might purchase a currency forward to “lock in” the dollar price of securities denominated in or exposed to that currency which it anticipated purchasing.

The Underlying Funds may enter into forward foreign currency contracts in two circumstances.  When an Underlying Fund enters into a contract for the purchase or sale of a security denominated in or exposed to a foreign currency, the Underlying Fund may desire to “lock in” the U.S. dollar price of the security.  By entering into a forward contract for a fixed amount of dollars for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Underlying Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

Second, when the adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract for a fixed amount of dollars to sell the amount of foreign currency approximating the value of some or all of the Underlying Fund’s securities denominated in or exposed to such foreign currency.  The precise matching of the forward contract amounts

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and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date on which the forward contract is entered into and the date it matures.  The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

None of the Underlying Funds will enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Underlying Fund to deliver an amount of foreign currency in excess of the value of the Underlying Fund’s securities or other assets denominated in that currency, unless the Underlying Fund covers the excess with sufficient segregated assets.  At the maturity of a forward contract, an Underlying Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

It is impossible to forecast the market value of a particular portfolio security at the expiration of the contract.  Accordingly, if a decision is made to sell the security and make delivery of the foreign currency, it may be necessary for the Underlying Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that the Underlying Fund is obligated to deliver.

If the Underlying Fund retains the portfolio security and engages in an offsetting transaction, the Underlying Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices.  Should forward prices decline during the period between the Underlying Fund’s entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Underlying Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase.  Should forward prices increase, the Underlying Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

Forward contracts are not traded on regulated commodities exchanges.  There can be no assurance that a liquid market will exist when an Underlying Fund seeks to close out a forward currency position, and in such an event, the Underlying Fund might not be able to effect a closing purchase transaction at any particular time.  In addition, an Underlying Fund entering into a forward foreign currency contract incurs the risk of default by the counter party to the transaction.  The CFTC has indicated that it may in the future assert jurisdiction over certain types of forward contracts in foreign currencies and attempt to prohibit certain entities from engaging in such foreign currency forward transactions.

International Debt Securities

Certain of the Underlying Funds may invest in debt obligations (which may be denominated in U.S. dollar or in non-U.S. currencies) of any rating issued or guaranteed by foreign corporations, certain supranational entities (such as the World Bank) and foreign governments (including political subdivisions having taxing authority) or their agencies or instrumentalities, including ADRs, consistent with each Underlying Fund’s policies.  These investments may include debt obligations such as bonds (including sinking fund and callable bonds), debentures and notes, together with preferred stocks, pay-in-kind securities and zero-coupon securities.

In determining whether to invest in debt obligations of foreign issuers, an Underlying Fund would consider the relative yields of foreign and domestic debt securities, the economies of foreign countries, the condition of such countries’ financial markets, the interest rate climate of such countries and the relationship of such countries’ currency to the U.S. dollar.  These factors are judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data.  Subsequent foreign currency losses may result in the

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Underlying Fund having previously distributed more income in a particular period than was available from investment income, which could result in a return of capital to shareholders.  An Underlying Fund’s portfolio of foreign securities may include those of a number of foreign countries, or, depending upon market conditions, those of a single country.

Investments in securities of issuers in non-industrialized countries generally involve more risk and may be considered highly speculative.  Although a portion of the Underlying Funds’ investment income may be received or realized in foreign currencies, the Underlying Funds would be required to compute and distribute its income in U.S. dollars and absorb the cost of currency fluctuations and the cost of currency conversions.  Investment in foreign securities involves considerations and risks not associated with investment in securities of U.S. issuers.  For example, foreign issuers are not required to use generally accepted accounting principles.  If foreign securities are not registered under the 1933 Act, the issuer does not have to comply with the disclosure requirements of the Securities Exchange Act of 1934, as amended (“1934 Act”).  The values of foreign securities investments will be affected by incomplete or inaccurate information available to the investment adviser as to foreign issuers, changes in currency rates, exchange control regulations or currency blockage, expropriation or nationalization of assets, application of foreign tax laws (including withholding taxes), changes in governmental administration or economic or monetary policy.  In addition, it is generally more difficult to obtain court judgments outside the United States.

Options on Foreign Currencies

Certain of the Underlying Funds may purchase and sell options on foreign currencies for hedging purposes in a manner similar to that in which forward contracts will be utilized.  For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant.  In order to protect against such diminution in the value of portfolio securities, an Underlying Fund may purchase put options on the foreign currency.  If the value of the currency does decline, the Underlying Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, an Underlying Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates.  As in the case of other types of options, however, the benefit to an Underlying Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs.  In addition, where currency exchange rates do not move in the direction or to the extent anticipated, an Underlying Fund could sustain losses on transactions in foreign currency options which would require it to forgo a portion or all of the benefits of advantageous changes in such rates.

An Underlying Fund may sell options on foreign currencies for the same types of hedging purposes.  For example, where an Underlying Fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, sell a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

As in the case of other types of options, however, the selling of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and an Underlying Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses.  The purchase of an option on foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to an Underlying Fund’s position, it may forfeit the entire amount of the premium plus related transaction costs.  As in the case of forward contracts, certain options on foreign currencies are traded over the counter and involve risks which may not be present in the case of exchange-traded instruments.

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Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, an Underlying Fund could sell a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Underlying Fund to hedge such increased cost up to the amount of the premium.  Foreign currency options sold by an Underlying Fund will generally be covered in a manner similar to the covering of other types of options.  As in the case of other types of options, however, the selling of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction.  If this does not occur, the option may be exercised and an Underlying Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium.  Through the selling of options on foreign currencies, an Underlying Fund also may be required to forgo all or a portion of the benefits, which might otherwise have been obtained from favorable movements in exchange rates.  An Underlying Fund may also use foreign currency options to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

Passive Foreign Investment Companies

Certain of the Underlying Funds may invest in securities of “passive foreign investment companies” (“PFICs”).  Some foreign countries limit or prohibit all direct foreign investment in the securities of companies located in their countries.  However, the governments of some countries have authorized the organization of investment funds to permit indirect foreign investment in such securities.  The Underlying Funds may subject to certain percentage limits under the 1940 Act and the laws of certain states relating to the purchase of securities of investment companies, and may be subject to the limitation that more than 10% of the value of the Underlying Fund’s assets may be invested in such securities.

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Sovereign Debt

Certain of the Underlying Funds may invest in sovereign debt securities issued by governments of foreign countries.  The sovereign debt in which the Underlying Fund may invest may be rated below investment grade.  These securities usually offer higher yields than higher rated securities but also are subject to greater risk than higher rated securities.

Investment in sovereign debt involves a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities also may depend upon expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt.  Dividend and interest income from foreign securities may generally be subject to withholding taxes by the country in which the issuer is located and may not be recoverable by an Underlying Fund or its investors.

Sovereign debt issued or guaranteed by emerging market governmental entities, and corporate issuers in which an Underlying Fund may invest potentially involves a high degree of risk and may be deemed the equivalent in terms of quality to high risk, low rated securities (i.e., high-yield bonds) and subject to many of the same risks as such securities.  An Underlying Fund may have difficulty disposing of certain of these debt obligations because there may be a thin trading market for such securities. In the event a governmental issuer defaults on its obligations, the Underlying Fund may have limited legal recourse against the issuer or guarantor, if any.  Remedies must, in some cases, be pursued in the courts in the jurisdiction in which the defaulting party itself operates, and the ability of the holder of foreign government debt securities to obtain recourse may be subject to the political climate in the relevant country.

The issuers of the government debt securities in which an Underlying Fund may invest may experience substantial difficulties in servicing their external debt obligations, which may lead to defaults on certain obligations. In the event of default, holders of sovereign debt may be requested to participate in the rescheduling of sovereign debt and to extend further loans to governmental entities.  In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of foreign government debt obligations in the event of default under their commercial bank loan agreements.  Further, in the event of a default by a governmental entity, an Underlying Fund may have few or no effective legal remedies for collecting on such debt.

OTHER INVESTMENT PRACTICES AND RISKS

Borrowing

Leveraging by means of borrowing will exaggerate the effect of any increase or decrease in the value of portfolio securities on an Underlying Fund’s NAV.  Money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances), which may or may not exceed the income received from the securities purchased with borrowed funds. The use of borrowing tends to result in a faster than average movement, up or down, in the NAV of the Underlying Fund’s shares.  An Underlying Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Reverse repurchase agreements will be included as borrowing.  Securities purchased on a when-issued or delayed delivery basis will not be subject to the Underlying Fund’s borrowing limitations to the extent that the

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Underlying Fund establishes and maintains liquid assets in a segregated account with the Trust’s custodian (or earmark liquid assets on its records) equal to the Underlying Fund’s obligations under the when-issued or delayed delivery arrangement.

Exchange-Traded Funds

An Exchange-Traded Fund (“ETF”) is an investment company whose goal is to track or replicate a desired index, such as a sector, market or global segment.  ETFs are passively managed and traded similar to a publicly traded company.  Similarly, the risks and costs are similar to that of a publicly traded company.  The goal of an ETF is to correspond generally to the price and yield performance, before fees and expenses of its underlying index.  The risk of not correlating to the index is an additional risk to the investors of ETFs.  Because ETFs trade on an exchange, they may not trade at NAV.  Sometimes, the prices of ETFs may vary significantly from the NAVs of the ETF’s underlying indices.  Additionally, if an Underlying Fund elects to redeem its ETF shares rather than selling them in the secondary market, the Underlying Fund may receive the underlying securities which it would then have to sell in order to obtain cash.  Additionally, when an Underlying Fund invests in ETFs, shareholders of the Underlying Fund bear their proportionate share of the underlying ETF’s fees and expenses.

Foreign Currency Warrants

Foreign currency warrants such as Currency Exchange WarrantsSM (“CEWsSM”) are warrants that entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant.  Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese yen or the euro.  The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed).

Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised.  The expiration date of the warrants may be accelerated if the warrants should be de-listed from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining “time value” of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case the warrants were “out-of-the-money,” in a total loss of the purchase price of the warrants.  Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation (“OCC”). Unlike foreign currency options issued by OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger

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amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.

Hard Asset Securities

The production and marketing of hard assets or global resources may be affected by actions and changes in governments.  In addition, hard asset companies and securities of hard asset companies may be cyclical in nature.  During periods of economic or financial instability, the securities of some hard asset companies may be subject to broad price fluctuations, reflecting volatility of energy and basic materials prices and possible instability of supply of various hard assets.  In addition, some hard asset companies may also be subject to the risks generally associated with extraction of natural resources, such as the risks of mining and oil drilling, and the risks of the hazards associated with natural resources, such as fire, drought, increased regulatory and environmental costs, and others.  Securities of hard asset companies may also experience greater price fluctuations than the relevant hard asset.  In periods of rising hard asset prices, such securities may rise at a faster rate, and, conversely, in time of falling hard asset prices, such securities may suffer a greater price decline.

Holding Company Depositary Receipts (“HOLDRs”)

Holding Company Depositary Receipts (“HOLDRs”) are trust-issued receipts that represent an Underlying Fund’s beneficial ownership of a specific group of stocks.  HOLDRs involve risks similar to the risks of investing in common stock.  For example, an Underlying Fund’s investments will decline in value if the underlying stocks decline in value.  Because HOLDRs are not subject to concentration limits, the relative weight of an individual stock may increase substantially, causing the HOLDRs to be less diverse and creating more risk.

Illiquid Securities

Generally, a security is considered illiquid if it cannot be disposed of within seven days.  Its illiquidity might prevent the sale of such a security at a time when a adviser might wish to sell, and these securities could have the effect of decreasing the overall level of an Underlying Fund’s liquidity.  Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring an Underlying Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that the Underlying Fund could realize upon disposition.  Because of the nature of these securities, a considerable period of time may elapse between an Underlying Fund’s decision to dispose of these securities and the time when an Underlying Fund is able to dispose of them, during which time the value of the securities could decline.  Securities that are not readily marketable will be valued in good faith pursuant to procedures adopted by the Board.

Initial Public Offerings

Initial Public Offerings (“IPOs”) occur when the company first offers securities to the public.  Certain of the Underlying Funds may, consistent with its investment policies, invest in IPOs.  IPOs occur when a company’s securities at the time the company first offers securities to the public, that is, at the time of the company’s IPO.  Although companies can be any age or size at the time of their IPO, they are often smaller and have a limited operating history, which involves a greater potential for the value of their securities to be impaired following the IPO.  Investors in IPOs can be adversely affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.  In addition, all of the factors that affect stock market performance may have a greater impact on the shares of IPO companies.

The price of a company’s securities may be highly unstable at the time of its IPO and for a period thereafter due to market psychology prevailing at the time of the IPO, the absence of a prior public market, the small

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number of shares available and limited availability of investor information.  As a result of this or other factors, the Underlying Funds’ adviser might decide to sell an IPO security more quickly than it would otherwise, which may result in a significant gain or loss and greater transaction costs to the Underlying Funds.  Any signs from shares held for 12 months or less will be treated as short-term gains, taxable as ordinary income to the Underlying Funds’ shareholders.  In addition, IPO securities may be subject to varying patterns of trading volume and may, at times, be difficult to sell without an unfavorable impact on prevailing prices.

The effect of an IPO investment can have a magnified impact on the Underlying Funds’ performance when the Underlying Funds’ asset bases are small.  Consequently, IPOs may constitute a significant portion of the Underlying Funds’ returns particularly when the Funds are small.  Since the number of securities issued in an IPO is limited, it is likely that IPO securities will represent a smaller component of the Underlying Funds’ assets as it increases in size and, therefore, have a more limited effect on the Underlying Funds’ performance.

There can be no assurance that IPOs will continue to be available for the Underlying Funds to purchase.  The number or quality of IPOs available for purchase by the Underlying Funds may vary, decrease or entirely disappear.  In some cases, the Underlying Funds may not be able to purchase IPOs at the offering price, but may have to purchase the shares in the aftermarket at a price greatly exceeding the offering price, making it more difficult for the Underlying Funds to realize a profit.

Internet and Internet-Related Companies

Internet and Internet-related companies are generally subject to a rate of change in technology which is higher than other industries and often requires extensive and sustained investment in research and development.  As a result, Internet and Internet-related companies are exposed to the risk of rapid product obsolescence.  Changes in governmental policies, such as telephone and cable regulations and anti-trust enforcement, and the need for regulatory approvals may have an adverse effect on the products, services and securities of Internet and Internet-related companies.  Internet and Internet-related companies may also produce or use products or services that prove commercially unsuccessful.  In addition, intense worldwide competitive pressures and changing demand, evolving industry standards, challenges in achieving product capability, loss of patent protection or proprietary rights, reduction or interruption in the supply of key components, changes in strategic alliances, frequent mergers or acquisitions or other factors can have a significant effect on the financial conditions of companies in these industries, competitive pressures in the Internet and Internet-related industries may affect negatively the financial condition of Internet and Internet-related companies. Internet and Internet-related companies are also subject to the risk of service disruptions, and the risk of losses arising out of litigation related to these losses.  Many Internet companies have exceptionally high price-to-earnings ratios with little or no earnings.

Risk Considerations Regarding the Internet Industry

The value of shares of an Underlying Fund invested in the internet industry may fluctuate based upon risk factors affecting the Internet industry and related industries.  Stocks of many Internet companies for which IPOs occurred between 1999 and 2001 have been trading below their initial offering price. Further, many Internet and Internet-related companies have incurred losses since their inception, may continue to incur losses for an extended period of time and may never achieve profitability.  Products developed by these companies may be commercially unsuccessful and subject to rapid obsolescence as the market in which many Internet companies compete is characterized by rapidly changing technology, evolving industry standards, frequent new service and product announcements, introductions and enhancements and changing customer demands. The failure of an Internet company to adapt to such changes could have a material adverse effect on the company’s business, results of operations and financial condition.  In addition, the widespread adoption of new Internet, networking or telecommunications technologies or other technological changes could require substantial expenditures by an Internet company to modify or adapt its services or infrastructure, which could have a material adverse effect on an Internet company’s business, results of operations and financial condition.

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iShares MSCI Index Shares

Certain of the Underlying Funds may invest in iShares MSCI Index Shares (“iShares”) (formerly known as World Equity Benchmark Shares (“WEBS”)). WEBS were a form of exchange-traded fund traded on the American Stock Exchange (“AMEX”).  They were re-named iShares MSCI Index Shares on March 15, 2000. iShares track the performance of several international equity indices.  Each country index series invests in an optimized portfolio of common stocks based on that country’s Morgan Stanley Capital International benchmark country index. The market prices of iShares are expected to fluctuate in accordance with both changes in the NAVs of their underlying indices and supply and demand of iShares on the AMEX. To date, iShares have traded at relatively modest discounts and premiums to their NAVs.  However, iShares have a limited operating history and information is lacking regarding the actual performance and trading liquidity of iShares for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of iShares will continue to be met or will remain unchanged.  In the event substantial market or other disruptions affecting iShares should occur in the future, the liquidity and value of an Underlying Fund’s shares could also be substantially and adversely affected.  If such disruptions were to occur, the Underlying Fund could be required to reconsider the use of iShares as part of its investment strategy. (See “Exchange-Traded Funds”).

Lending Portfolio Securities

For the purpose of realizing additional income, certain of the Underlying Funds may make secured loans of portfolio securities up to 33 1/3% of its total assets (excluding debt securities and repurchase agreements for which this limitation does not apply). Securities loans are made to banks, brokers and other financial institutions pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent marked-to-market on a daily basis. The collateral received will consist of cash, U.S. government securities, letters of credit or such other collateral as may be permitted under the Underlying Funds’ investment program.  While the securities are being lent, the Underlying Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower.  The Underlying Fund has a right to call each loan and obtain the securities on five business days’ notice or, in connection with securities trading on foreign markets, within such longer period of time which coincides with the normal settlement period for purchases and sales of such securities in such foreign markets.  The Underlying Fund will not have the right to vote securities while they are being lent, but it will call a loan in anticipation of any important vote.  The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral in the event the value of the collateral decreased below the value of the securities loaned or of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially.  Loans will not be made unless, in the judgment of the adviser, the consideration to be earned from such loans would justify the risk.

Master Limited Partnerships

Certain of the Underlying Funds may invest in Master Limited Partnerships (“MLPs”). Certain companies are organized as MLPs in which ownership interests are publicly traded. MLPs often own several properties or businesses (or directly own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects. Generally, a MLP is operated under the supervision of one or more managing general partners. Limited partners (like a Fund that invests in a MLP) are not involved in the day-to-day management of the partnership. They are allocated income and capital gains associated with the partnership project in accordance with the terms established in the partnership agreement. The risks of investing in a MLP are generally those inherent in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations.

49

Accordingly, there may be less protections afforded investors in a MLP than investors in a corporation. Additional risks involved with investing in a MLP are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate or oil and gas industries.

Other Investment Companies

An investment company is a company engaged in the business of pooling investors’ money and trading in securities for them.  Examples include face-amount certificate companies, unit investment trusts and management companies.  When an Underlying Fund invests in other investment companies, shareholders of the Underlying Fund bear their proportionate share of the underlying investment companies’ fees and expenses.

Certain of the Underlying Funds may invest in shares issued by other investment companies to the extent permitted by the 1940 Act and the rules and regulations thereunder or under the terms of an exemptive order granted by the SEC, except that this restriction does not apply to securities received or acquired as dividends through offers of exchange or as a result of re-organization, consolidation or merger.  Certain Underlying Funds may invest in shares of certain types of investment companies referred to as Standard & Poor’s Depositary Receipts (“SPDRs”), defined below, and/or “iShares”, as defined above.  Certain Underlying Funds may invest in ETFs, as defined above. An Underlying Fund is limited in the degree to which it may invest in shares of another investment company in that it may not, at the time of the purchase: (1) acquire more than 3% of the outstanding voting shares of the investment company; (2) invest more than 5% of the Underlying Fund’s total assets in the investment company; or (3) invest more than 10% of the Underlying Fund’s total assets in all investment company holdings.  As a shareholder in any investment company, an Underlying Fund will bear its ratable share of the investment company’s expenses, including management fees in the case of a management investment company.

Performance Indexed Paper

Certain of the Underlying Funds may invest in performance indexed paper. Performance indexed paper is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements.  The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

Portfolio Turnover

Certain Underlying Funds may sell a portfolio investment soon after its acquisition if the adviser believes that such a disposition is consistent with the Portfolio’s investment objective.  Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments.  A portfolio turnover rate of 100% or more is considered high, although the rate of portfolio turnover will not be a limiting factor in making portfolio decisions.  A high rate of portfolio turnover involves correspondingly greater brokerage commission expenses and other transaction costs, which must be ultimately borne by an Underlying Fund’s shareholders. High portfolio turnover may result in the realization of substantial net capital gains.

Principal Exchange Rate Linked Securities

Certain of the Underlying Funds may invest in principal exchange rate linked securities. Principal exchange rate linked securities are debt obligations the principal on which is payable at maturity in an amount that may

50

vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time.  The return on “standard” principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; “reverse” principal exchange rate linked securities are like the “standard” securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency.  Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). Principal exchange rate linked securities may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

Private Funds

Certain of the Underlying Funds may invest in U.S. or foreign private limited partnerships or other investment funds (“Private Funds”). Investments in Private Funds may be highly speculative and volatile. Because Private Funds under certain circumstances are investment companies for purposes of the 1940 Act, the Underlying Fund’s ability to invest in them will be limited. In addition, shareholders of the Underlying Fund will remain subject to the Underlying Fund’s expenses while also bearing their pro rata share of the operating expenses of the Private Funds. The ability of the Underlying Fund to dispose of interests in Private Funds is very limited and involves risks, including loss of the entire investment in the Private Fund.

Real Estate Investment Trusts

Certain of the Underlying Funds may invest in Real Estate Investment Trusts (“REITs”). REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests.  REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs.  Equity REITs invest most of their assets directly in real property and derive income primarily from the collection of rents.  Equity REITs can also realize capital gains by selling properties that have appreciated in value.  Mortgage REITs invest most of their assets in real estate mortgages and derive income from interest payments.  Like investment companies, REITs are not taxed on income distributed to shareholders if they comply with several requirements of the Code.  An Underlying Fund will indirectly bear its proportionate share of any expenses (such as operating expenses and advisory fees) paid by REITs in which it invests in addition to the expenses paid by the Underlying Fund.

Risks Associated with the Real Estate Industry

Although an Underlying Fund that invests in REITs does not invest directly in real estate, it does invest primarily in real estate equity securities and may concentrate its investments in the real estate industry, and, therefore, an investment by an Underlying Fund may be subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general.  These risks include, among others:

•                  possible declines in the value of real estate;

•                  adverse general or local economic conditions;

•                  possible lack of availability of mortgage funds;

•                  overbuilding;

•                  extended vacancies of properties;

•                  increases in competition, property taxes and operating expenses;

•                  changes in zoning or applicable tax law;

•                  costs resulting from the clean-up of, and liability to third parties for damages resulting from,  environmental problems;

•                  casualty or condemnation losses;

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•                  uninsured damages from floods, earthquakes or other natural disasters;

                        limitations on and variations in rents; and

•                  unfavorable changes in interest rates.

In addition to the risks discussed above, REITs may be affected by any changes in the value of the underlying property owned by the trusts or by the quality of any credit extended.  REITs are dependent upon management skill, are not diversified, and are therefore subject to the risk of financing single or a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation, and the possibility of failing to qualify for special tax treatment under Subchapter M of the Code and to maintain an exemption under the 1940 Act.  Finally, certain REITs may be self-liquidating in that a specific term of existence is provided for in the trust document and such REITs run the risk of liquidating at an economically inopportune time.

Repurchase Agreements

Certain of the Underlying Funds may invest in repurchase agreements.  The term of such an agreement is generally quite short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery.  The resale price is in excess of the purchase price by an amount, which reflects an agreed-upon market rate of return, effective for the period of time the Underlying Fund is invested in the security.  This results in a fixed rate of return protected from market fluctuations during the period of the agreement.  This rate is not tied to the coupon rate on the security subject to the repurchase agreement.

The adviser monitors the value of the underlying securities held as collateral at the time the repurchase agreement is entered into and at all times during the term of the agreement to ensure that their value always equals or exceeds the agreed-upon repurchase price to be paid to the Underlying Fund.  The adviser, in accordance with procedures established by the Board of directors/trustees of the Underlying Fund, also evaluates the creditworthiness and financial responsibility of the banks and brokers or dealers with which the Underlying Fund enters into repurchase agreements.

Certain of the Underlying Funds may engage in repurchase transactions in accordance with guidelines approved by the Underlying Fund’s Board of directors/trustees, which include monitoring the creditworthiness of the parties with which an Underlying Fund engages in repurchase transactions, obtaining collateral at least equal in value to the repurchase obligation, and marking the collateral to market on a daily basis.

Certain of the Underlying Funds may not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreements, together with any other securities that are not readily marketable, would exceed that Underlying Fund’s limitation of 15% of the net assets of the Underlying Fund on investing in illiquid securities.  If the seller should become bankrupt or default on its obligations to repurchase the securities, the Underlying Fund may experience delay or difficulties in exercising its rights to the securities held as collateral and might incur a loss if the value of the securities should decline.  The Underlying Fund also might incur disposition costs in connection with liquidating the securities.

Restricted Securities

Certain of the Underlying Funds also may purchase securities that are not registered under the 1933 Act (“restricted securities”), including those that can be offered and sold to qualified institutional buyers (“QIBs”) under Rule 144A under the 1933 Act (“Rule 144A securities”).  An Underlying Fund’s Board of directors/trustees, based upon information and recommendations provided by the adviser, confirms that a specific Rule 144A security is liquid and thus not subject to the limitation on investing in illiquid investments.  This investment practice could have the effect of decreasing the level of liquidity in an Underlying Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities held by the Underlying Fund.  Subject to an Underlying Fund’s limitations on investments in illiquid

52

investments and subject to the diversification requirements of the Code, an Underlying Fund may also invest in restricted securities that may not be sold under Rule 144A, which presents certain liquidity risks. Liquidity risks involve the Underlying Funds’ inabilities to dispose of the securities in a timely manner or at favorable prices due to a limited number of QIBs. Some Rule 144A securities have registration rights attached when they are initially issued and thus, can be registered with either the SEC or the appropriate state(s). Once the issuer registers the security, it can be traded freely without any legal constrains. Other Rule 144A securities do not have registration rights attached when first issued.  As such, these securities can only be bought from and sold to QIBs. Nonetheless, a small market exists for trading Rule 144A securities.  An Underlying Fund may not be able to sell these securities when its adviser wishes to do so, or might have to sell them at less than fair value. In addition, market quotations are less readily available. Therefore, judgment may at times play a greater role in valuing these securities than in the case of unrestricted securities.

Reverse Repurchase Agreements

A reverse repurchase agreement involves the sale of a security by the Underlying Fund and its agreement to repurchase the instrument at a specified time and price.  An Underlying Fund will use the proceeds of a reverse repurchase agreement to purchase other money market instruments which either mature at a date simultaneous with or prior to the expiration of the reverse repurchase agreement or which are held under an agreement to resell maturing as of that time.  An Underlying Fund typically will segregate assets determined to be liquid by the adviser to cover its obligations under reverse repurchase agreements.  Under the 1940 Act, reverse repurchase agreements for which assets are not segregated may be considered to be borrowings by the seller; accordingly, certain of the Underlying Funds will limit their investments in uncovered reverse repurchase agreements consistent with the borrowing limits applicable to the Underlying Fund.  (See “Borrowing” for further information on these limits.)  The use of reverse repurchase agreements by the Underlying Fund creates leverage, which increases the Underlying Fund’s investment risk.  If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the cost of the agreements, the Underlying Fund’s earnings or NAV will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or NAV would decline faster than otherwise would be the case.

Risk Arbitrage Securities and Distressed Companies

A merger, tender or exchange offer, or other corporate restructuring proposed at the time a portfolio invests in risk arbitrage securities may not be completed on the terms or within the time frame contemplated, resulting in losses to the Underlying Funds. Debt obligations of distressed companies typically are unrated, lower rated, in default, or close to default. Also, securities of distressed companies are generally more likely to become worthless than the securities of more financially stable companies.

Short Sales

A short sale is a transaction in which an Underlying Fund sells a security it does not own in anticipation of a decline in market price.  Certain of the Underlying Funds may make short sales to offset a potential decline in a long position or a group of long positions, or if the adviser believes that a decline in the price of a particular security or group of securities is likely.

The Underlying Fund’s obligation to replace the security borrowed in connection with the short sale will be secured by collateral deposited with a broker, consisting of cash or securities acceptable to the broker.  An Underlying Fund is not required to liquidate an existing short sale position solely because a change in market values has caused one or more of these percentage limitations to be exceeded.

Short Sales Against the Box

A short sale “against the box” is a short sale where, at the time of the short sale, the Underlying Fund owns or

53

has the immediate and unconditional right, at no added cost, to obtain the identical security.  An Underlying Fund would enter into such a transaction to defer a gain or loss for federal income tax purposes on the security owned by the Underlying Fund.  Short sales against the box are not subject to the percentage limitations on short sales described in the Prospectuses.

Small Companies

Certain of the Underlying Funds may invest in small companies, some of which may be unseasoned.  Such companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group.  While the markets in securities of such companies have grown rapidly in recent years, such securities may trade less frequently and in smaller volume than more widely held securities. The values of these securities may fluctuate more sharply than those of other securities, and an Underlying Fund may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices.  There may be less publicly available information about the issuers of these securities or less market interest in such securities than in the case of larger companies and it may take a longer period of time for the prices of such securities to reflect the full value of their issuers’ underlying earnings potential or assets.

Some securities of smaller issuers may be restricted as to resale or may otherwise be highly illiquid.  The ability of an Underlying Fund to dispose of such securities may be greatly limited, and an Underlying Fund may have to continue to hold such securities during periods when its adviser would otherwise have sold the security.  It is possible that an Underlying Fund’s adviser or an affiliate or client of an Underlying Fund’s adviser may hold securities issued by the same issuers, and may in some cases have acquired the securities at different times, on more favorable terms, or at more favorable prices, than the Underlying Fund which it manages.

Special Situations

A special situation arises when, in the opinion of a adviser, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development applicable to that company, and regardless of general business conditions or movements of the market as a whole.  Developments creating special situations might include, among others: liquidations, reorganizations, recapitalizations, mergers, material litigation, technical breakthroughs, and new management or management policies.  Investments in unseasoned companies and special situations often involve much greater risk than is inherent in ordinary investment securities.

Standard & Poor’s Depositary Receipts

Certain of the Underlying Funds may, consistent with their investment policies, SPDRs.  SPDRs are securities traded on the AMEX that represent ownership in the SPDR Trust, a trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the S&P 500® Index.  The SPDR Trust is sponsored by a subsidiary of the AMEX.  SPDRs may be used for several reasons, including, but not limited to, facilitating the handling of cash flows or trading, or reducing transaction costs. The price movement of SPDRs may not perfectly parallel the price action of the S&P 500® Index.

Stock Purchase Rights

Underlying Funds may also invest in stock purchase rights.  Stock purchase rights are instruments, frequently distributed to an issuer’s shareholders as a dividend, that entitle the holder to purchase a specific number of shares of common stock on a specific date or during a specific period of time. The exercise price on the rights is normally at a discount from market value of the common stock at the time of distribution.  The rights do not carry with them the right to dividends or to vote and may or may not be transferable.

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Stock purchase rights are frequently used outside of the United States as a means of raising additional capital from an issuer’s current shareholders.

As a result, an investment in warrants or stock purchase rights may be considered more speculative than certain other types of investments.  In addition, the value of a warrant or a stock purchase right does not necessarily change with the value of the underlying securities, and warrants and stock purchase rights expire worthless if they are not exercised on or prior to their expiration date.

Strategic Transactions

Certain of the Underlying Funds may, but are not required to, utilize various investment strategies as described in this SAI to hedge various market risks, to manage the effective maturity or duration of fixed-income securities, or to seek potentially higher returns.  Utilizing these investment strategies, the Underlying Fund may purchase and sell, to the extent not otherwise limited or restricted for such Underlying Funds, exchange-listed and over-the-counter put and call on securities, equity and fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called “Strategic Transactions”).

Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Underlying Funds resulting from securities markets or currency exchange rate fluctuations, to protect the Underlying Fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities.  Some Strategic Transactions may also be used to seek potentially higher returns, although all investments will be made in accordance with any limitations imposed by the CFTC.  Any or all of these investment techniques may be used at any time, as use of any Strategic Transaction is a function of numerous variables including market conditions.  The ability of the Underlying Fund to utilize these Strategic Transactions successfully will depend on the Adviser’s ability to predict, which cannot be assured, pertinent market movements.  The Underlying Fund will comply with applicable regulatory requirements when utilizing Strategic Transactions. Strategic Transactions involving financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management or portfolio management purposes.

Straddles

Certain of the Underlying Funds may use straddles. A straddle, which may be used for hedging purposes, is a combination of put and call options on the same underlying security used for hedging purposes to adjust the risk and return characteristics of the Portfolio’s overall position. A possible combined position would involve writing a covered call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written covered call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Temporary Defensive Investments

For temporary and defensive purposes, certain of the Underlying Funds may invest up to 100% of its total assets in investment-grade fixed-income securities (including short-term U.S. government securities, investment-grade debt instruments, and money market instruments, including negotiable certificates of deposit, non-negotiable fixed-time deposits, bankers’ acceptances, commercial paper and floating rate notes), preferred stocks and repurchase agreements.  Certain Underlying Funds may hold an unlimited amount of such investments consistent with its objectives.  Certain of the Underlying Funds also may hold significant amounts

55

of its assets in cash, subject to the applicable percentage limitations for short-term securities. Unless otherwise stated, all percentage limitations on portfolio investments listed in the Prospectus and SAI of the Underlying Fund will apply at the time of investment.  The Underlying Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as result of an investment.

To Be Announced Sale Commitments

To Be Announced (“TBA”) involve commitments where the unit price and the estimated principal amount are established upon entering into the contract, with the actual principal amount being within a specified range of the estimate. An Underlying Fund will enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, the Underlying Fund will maintain, in a segregated account, cash or marketable securities in an amount sufficient to meet the purchase price. Unsettled TBA sale commitments are valued at current market value of the underlying securities. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Underlying Fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If the Underlying Fund delivers securities under the commitment, the Underlying Fund realizes a gain or loss from the sale of the securities, based upon the unit price established at the date the commitment was entered into.

Unseasoned Companies

Certain of the Underlying Funds may invest in companies (including predecessors) which have been in operation for less than three years.  The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case.  In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

INVESTMENT RESTRICTIONS

FUNDAMENTAL INVESTMENT RESTRICTIONS

The Portfolio has adopted certain investment restrictions as fundamental policies that cannot be changed without the approval of the holders of a “majority” of the Portfolio’s outstanding voting securities, as that term is defined in the 1940 Act.  The term “majority” is defined in the 1940 Act as the lesser of: (i) 67% or more of the Portfolio’s voting securities present at a meeting of shareholders, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy; or (ii) more than 50% of the Portfolio’s outstanding voting securities.  The investment objective, and all policies of the Portfolio not specifically identified in this SAI or the Prospectus as fundamental, may be changed without a vote of the shareholders of the Portfolio.  For purposes of the following limitations, all percentage limitations apply immediately after a purchase or initial investment.

Unless otherwise indicated, the Portfolio may not:

1.

purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions; and (b) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Portfolio;

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2.

purchase securities of any issuer if, as a result, with respect to 75% of the Portfolio’s total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Portfolio’s ownership would be more than 10% of the outstanding voting securities of any issuer, provided that this restriction does not limit the Portfolio’s investments in securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, or investments in securities of other investment companies;

3.	borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations thereunder and any exemptive relief obtained by the Portfolio;

4.

make loans, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations and any exemptive relief obtained by the Portfolio.  For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring debt securities are not deemed to be making of loans;

5.

underwrite any issue of securities within the meaning of the 1933 Act except when it might technically be deemed to be an underwriter either: (a) in connection with the disposition of a portfolio security; or (b) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Portfolio’s ability to invest in securities issued by other registered management investment companies;

6.

purchase or sell real estate, except that the Portfolio may: (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein; (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; or (iv) hold and sell real estate acquired by the Portfolio as a result of the ownership of securities;

7.	issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Portfolio; or

8.

purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities). These limitations does not apply to foreign currency transactions, including, without limitation, forward currency contracts.

The fundamental investment restrictions set forth above may be modified so as to provide the Portfolio with the ability to operate under new rules or amendments under the 1940 Act or under orders of the SEC applicable to the Portfolio without receiving prior shareholder approval of the change.

With respect to each Portfolio’s concentration policy, industry classifications are in accordance with Global Industrial Classification and/or Standard Industrial Classification (“SIC”) Codes.  Industry classifications may be changed at any time to reflect changes in the market place.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

The following restrictions are not fundamental and may be modified by the Trustees without shareholder approval.

1.

The Portfolio may not purchase securities of other investment companies, except: (a) a security acquired in connection with a merger, consolidation, acquisition, reorganization or offer of exchange; or (b) as otherwise permitted under the 1940 Act.

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2.

The Portfolio may invest in short-term instruments, U.S. government securities, money market instruments, and other securities in addition to securities of other affiliated investment companies, for temporary defensive purposes or otherwise as deemed advisable by DSL to the extent permissible under existing or future rules of the SEC.

MANAGEMENT OF THE TRUST

The business and affairs of the Trust are managed under the direction of the Board according to the applicable laws of the Commonwealth of Massachusetts and the Trust’s Amended and Restated Agreement and Declaration of Trust.  The Board governs the Portfolio and is responsible for protecting the interests of shareholders.  The Trustees are experienced executives who oversee the Trust’s activities, review contractual arrangements with companies that provide services to the Portfolio, and review the Portfolio’s performance.

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Set forth in the table below is information about each Trustee:

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served (1)	Principal Occupation(s) – During the Past 5 Years	Number of Funds in ING Fund Complex Overseen by Trustee (2)(3)	Other Directorships Held by Trustee

Independent Trustees

Colleen D. Baldwin(11) 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 48	Trustee	November 2007 - Present	Consultant, Glantuam Partners, LLC (January 2009 – Present); President, National Charity League/Canaan Parish Board (June 2008 – Present); and Consultant (January 2005 - Present). Formerly, Chief Operating Officer, Ivy Asset Management Group (April 2002 – October 2004).	158	None.

John V. Boyer 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 55	Trustee	January 2005 –Present	President, Bechtler Arts Foundation (January 2008 – Present). Formerly, Consultant (July 2007 – February 2008); President and Chief Executive Officer, Franklin and Eleanor Roosevelt Institute (March 2006 – July 2007); and Executive Director, The Mark Twain House & Museum(4) (September 1989 -March 2006).	158	None.

Patricia W. Chadwick 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 60	Trustee	January 2006 –Present	Consultant and President of Ravengate Partners LLC (January 2000 – Present).	158	Wisconsin Energy Corporation (June 2006 – Present).

Peter S. Drotch(5) 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 67	Trustee	November 2007 - Present	Retired partner, PricewaterhouseCoopers, LLP.	158	First Marblehead Corporation, (September 2003- Present).

J. Michael Earley 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 63	Trustee	January 1997 – Present	Retired. Formerly, President and Chief Executive Officer, Bankers Trust Company, N.A., Des Moines (June 1992 – December 2008).	158	Bankers Trust Company, N.A. (June 1992 – Present) and Midamerica Financial Corporation (December 2002 – Present)

Patrick W. Kenny 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 66	Trustee	January 2005 –Present	President and Chief Executive Officer, International Insurance Society (June 2001 – Present).	158	Assured Guaranty Ltd. (April 2004 – Present) and Odyssey Re Holdings Corporation (November 2006 – Present).

Sheryl K. Pressler 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 58	Trustee	January 2006 –Present	Consultant (May 2001 – Present).	158	Stillwater Mining Company (May 2002 – Present) .

Roger B. Vincent(7) 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 63	Chairperson and Trustee	January 1994 –Present	President, Springwell Corporation (March 1989 – Present).	158	UGI Corporation (February 2006 – Present) and UGI Utilities, Inc. (February 2006 – Present).

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Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served (1)	Principal Occupation(s) – During the Past 5 Years	Number of Funds in ING Fund Complex Overseen by Trustee (2)(3)	Other Directorships Held by Trustee

Trustees who are “Interested Persons”

Robert W. Crispin(6) 7337 East Doubletree Ranch Road Scottsdale, AZ 85258 Age: 62	Trustee	November 2007 – Present	Retired. Formerly, Chairman and Chief Executive Officer, ING Investment Management Co. (July 2001 – December 2007).	158	ING Canada Inc. (December 2004 – Present) and ING Bank, fsb (June 2001-Present).

Shaun P. Mathews(6) 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 53	Trustee	November 2007 – Present	President and Chief Executive Officer, ING Investments, LLC(9) (November 2006 – Present); Formerly, President, ING Mutual Funds and Investment Products (November 2004 - November 2006); and Chief Marketing Officer, ING USFS (April 2002 – October 2004).	196

ING Services Holding Company, Inc. (May 2000 – Present); Southland Life Insurance Company (June 2002 – Present); and ING Capital Corporation, LLC, ING Funds Distributor, LLC(8), ING Funds Services, LLC(9), ING Investments, LLC(10) and ING Pilgrim Funding, Inc. (December 2005 – Present).

(1)  Trustees serve until their successors are duly elected and qualified.  The tenure of each Trustee is subject to the Board’s retirement policy, which states that each Independent  Trustee shall retire from service as a Trustee at the conclusion of the first regularly scheduled meeting of the Board that is held after (a) the Trustee reaches the age of 70, if that Trustee qualifies for a retirement benefit as discussed in the board’s retirement policy; or (b) the Trustee reaches the age of 72 or has served as a Trustee for 15 years, whichever comes first, if that Trustee does not qualify for the retirement benefit. A unanimous vote of the Board may extend the retirement date of a Trustee for up to one year. An extension may be permitted if the retirement would trigger a requirement to hold a meeting of shareholders of the Fund under applicable law, whether for purposes of appointing a successor to the Trustee or if otherwise necessary under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer needed.

(2) For purposes of this table (except for Mr. Mathews), “Funds Complex” means the following investment companies: ING Asia Pacific High Dividend Equity Income Fund; ING Equity Trust; ING Funds Trust; ING Global Advantage and Premium Opportunity Fund; ING Global Equity Dividend and Premium Opportunity Fund; ING International High Dividend Equity Income Fund; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Varable Insurance Trust; ING Variable Products Trust;  and ING Partners Inc.  For Mr. Mathews, the Fund Complex also includes the following investment companies: ING Series Fund, Inc.; ING Strategic Allocation Portfolio, Inc.; ING VP Balanced Portfolio, Inc.; ING VP Intermediate Bond Portfolio; ING VP Money Market Portfolio; ING Variable Funds; and ING Variable Portfolios, Inc.

(3)  The number of Funds in the ING Funds Complex is as of March 31, 2009.

(4)  Mr. Boyer held a seat on the board of directors of The Mark Twain House & Museum from September 1989 to November 2005.  ING Groep, N.V. makes non-material, charitable contributions to The Mark Twain House & Museum.

(5) Mr. Drotch, who began serving as a Trustee of the Portfolios on November 28, 2007, was the beneficial owner on that date of securities issued by AXA Advisors, Allianz Global Investors, JP Morgan Chase & Co. and Legg Mason, Inc. Mr. Drotch subsequently sold his entire position in AXA Advisors on January 29, 2008, Allianz Global Investors on February 27, 2008, JP Morgan Chase & Co. on March 24, 2008, and Legg Mason, Inc. on February 23, 2008. AllianceBernstein LP, a subsidiary of AXA Advisors; Pacific Investment Management Company LLC and OppenheimerFunds, Inc., subsidiaries of Allianz Global Investors; J.P. Morgan Investment Management, Inc., a subsidiary of JP Morgan Chase & Co.; and Legg Mason Capital Management Inc. and Batterymarch Financial Management, Inc., subsidiaries of Legg Mason, Inc. act as sub-advisers for certain Portfolios. For the period that he beneficially owned those securities, Mr. Drotch was an “interested person” (as that term is defined in the 1940 Act) of the Portfolios for which these firms or their affiliates served as sub-advisers. Mr. Drotch may also have been an “interested person” of the Trust from November 28, 2007 through the date of the sale of the above-referenced security or securities.

(6)  Messrs. Crispin and Mathews are deemed an “interested persons” of the Trust as defined in the 1940 Act because of their relationships with ING Groep, N.V., the parent corporation of the adviser, Directed Services LLC and the Distributor.

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(7) Mr. Vincent may have been deemed to be an interested person of the Trust, as defined in the 1940 Act during a portion of 2002, because he had beneficial ownership of 200 shares of Goldman, Sachs & Co., the parent company of a sub-adviser to one of the Portfolios of the Trust, during a portion of 2002.  Mr. Vincent no longer has beneficial ownership of those shares.

(8)  ING Funds Distributor, LLC is the sucessor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(9) ING Funds Services, LLC was previously named ING Pilgrim Group, LLC.  ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(10)  ING Investments, LLC was previously named ING Pilgrim Investments, LLC.  ING Pilgrim Investments, LLC is the sucessor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(11) Ms. Baldwin began serving as a Trustee of the Trust on November 28, 2007. On that date, she held a beneficial ownership in securities issued by Wachovia Corporation, Bank of America Corporation and Merrill Lynch & Co., Inc. Ms. Baldwin subsequently sold her entire position in Wachovia Corporation on June 4, 2008, Bank of America Corporation on June 4, 2008 and Merrill Lynch & Co., Inc. on May 19, 2008.  BlackRock Investment Management, LLC, an affiliate of Merrill Lynch & Co., Inc. and Columbia Management Advisors, LLC, an investment management division of Bank of America Corporation, and Evergreen Investment Management Company, LLC, a subsidiary of Wachovia Corporation, act as sub-advisers for certain Portfolios.  For the period that she was a beneficial owner, Ms. Baldwin was an “interested person” (as that term is defined in the Investment Company Act of 1940) of the Portfolios for which these firms or their affiliates served as sub-advisers. Ms. Baldwin may have been an “interested person” of the Trust from November 28, 2007 through June 4, 2008 as a result of her ownership of the above-referenced securities.

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Information about the Trust’s Officers is set forth in the table below:

Name, Address and Age	Positions Held with the Trust	Term of Office and Length of Time Served (1)	Principal Occupation(s) During the Last Five Years

Shaun P. Mathews 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 53	President and Chief Executive Officer	November 2006 – Present

President and Chief Executive Officer, ING Investments, LLC(2) (November 2006 – Present). Formerly, President, ING Mutual Funds and Investment Products (November 2004 – November 2006); and Chief Marketing Officer, ING USFS (April 2002 – October 2004).

Michael J. Roland 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 50	Executive Vice President	March 2003 – Present

Head of Mutual Fund Platform (February 2007 – Present); and Executive Vice President, ING Investments, LLC(2) and ING Funds Services, LLC(3) (December 2001 – Present). Formerly, Executive Vice President, Head of Product Management (January 2005 – January 2007); Chief Compliance Officer, ING Investments, LLC(2) and Directed Services LLC(5) (October  2004 – December 2005); and Chief Financial Officer and Treasurer, ING Investments, LLC(2) (December 2001 – March 2005).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 58	Executive Vice President	March 2003 – Present	Executive Vice President, ING Investments, LLC(2) (July 2000 – Present) and Chief Investment Risk Officer, ING Investments, LLC(2) (January 2003 – Present).

Joseph M. O’Donnell 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 54	Executive Vice President Chief Compliance Officer	March 2006 – Present November 2004 – Present

Chief Compliance Officer of the ING Funds (November 2004 – Present) and Executive Vice President of the ING Funds (March 2006 – Present). Formerly, Chief Compliance Officer of ING Investments, LLC(2) (March 2006 – July 2008); Investment Advisor Chief Compliance Officer, Directed Services LLC(5) (March 2006 – July 2008); ING Life Insurance and Annuity Company (March 2006 – December 2006); and Vice President, Chief Legal Counsel, Chief Compliance Officer and Secretary of Atlas Securities, Inc., Atlas Advisers, Inc. and Atlas Funds (October 2001 – October 2004).

Todd Modic 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 41	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 – Present	Senior Vice President, ING Funds Services, LLC (3) (March 2005 – Present). Formerly, Vice President, ING Fund Services, LLC(3) (September 2002 – March 2005).

Kimberly A. Anderson 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 44	Senior Vice President	November 2003 – Present	Senior Vice President, ING Investments, LLC(2) (October 2003 – Present).

Ernest J. C’DeBaca 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 39	Senior Vice President	May 2006 – Present

Chief Compliance Officer, ING Investments, LLC(2)(July 2008 – Present);  Investment Advisor Chief Compliance Officer, Directed Services LLC(5) (July 2008 – Present); Head of Retail Compliance, ING Funds Distributor, LLC(4) and ING Funds Services, LLC(3), (July 2008 – Present); and Senior Vice President, ING Investments, LLC(2)

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Name, Address and Age	Positions Held with the Trust	Term of Office and Length of Time Served (1)	Principal Occupation(s) During the Last Five Years

(December 2006 – Present),  ING Funds Services, LLC(3) (April 2006 - Present), ING Funds Distributor, LLC(4) (July 2008 – Present), and Directed Services LLC(5) (July 2008 – Present). Formerly, Counsel, ING Americas, U.S. Legal Services (January 2004 - March 2006).

Robert Terris 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 38	Senior Vice President	May 2006 – Present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC(3) (May 2006 – Present). Formerly, Vice President of Administration, ING Funds Services, LLC(3) (October 2001 – May 2006).

William Evans 10 State House Square Hartford, Connecticut 06103 Age: 36	Vice President	September 2007 – Present

Vice President, Head of Mutual Fund Advisory Group (April 2007 – Present). Formerly, Vice President, U.S. Mutual Funds and Investment Products (May 2005 – April 2007) and Senior Fund Analyst, U.S. Mutual Funds and Investment Products (May 2002 – May 2005).

Robyn L. Ichilov 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 41	Vice President and Treasurer	November 1999 – Present	Vice President and Treasurer, ING Funds Services, LLC(3) (November 1995 – Present) and ING Investments, LLC(2) (August 1997 – Present).

Lauren D. Bensinger 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 55	Vice President	February 2003 – Present

Vice President and Chief Compliance Officer, ING Funds Distributor, LLC(4) (August 1995 - Present); Vice President, ING Investments, LLC(2) and ING Funds Services, LLC(3) (February 1996 – Present); and Director of Compliance, ING Investments, LLC(2)  (October 2004 – Present). Formerly, Chief Compliance Officer, ING Investments, LLC(2) (October 2001 - October 2004).

Maria M. Anderson 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 50	Vice President	September 2004 – Present	Vice President, ING Funds Services, LLC(3) (September 2004 – Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (October 2001 – September 2004).

Denise Lewis 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 45	Vice President	January 2007 – Present	Vice President, ING Funds Services, LLC(3) (December 2006 – Present). Formerly, Senior Vice President, UMB Investment Services Group, LLC (November 2003 – December 2006).

Kimberly K. Springer 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 51	Vice President	March 2006 – Present

Vice President, ING Funds Services, LLC(3)  (March 2006 – Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (August 2004 – March 2006); Manager, Registration Statements, ING Funds Services, LLC(3) (May 2003 – August 2004).

Susan P. Kinens 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 32	Assistant Vice President	January 2003 – Present	Assistant Vice President, ING Funds Services, LLC(3) (December 2002 – Present) .

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Name, Address and Age	Positions Held with the Trust	Term of Office and Length of Time Served (1)	Principal Occupation(s) During the Last Five Years

Craig Wheeler 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 39	Assistant Vice President	May 2008 - Present

Assistant Vice President – Director of Tax, ING Funds Services LLC(3) (March 2008 – Present). Formerly, Tax Manager, ING Funds Services, LLC(3) (March 2005 – March 2008); and Tax Senior, ING Funds Services LLC(3) (January 2004 – March 2005).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 45	Secretary	August 2003 – Present	Chief Counsel, ING Americas, U.S. Legal Services (September 2003 – Present). .

Theresa K. Kelety 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 46	Assistant Secretary	August 2003 – Present	Senior Counsel, ING Americas, U.S. Legal Services (April 2008 – Present). Formerly, Counsel, ING Americas, U.S. Legal Services (April 2003 – April 2008).

Kathleen Nichols 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 33	Assistant Secretary	May 2008 - Present	Counsel, ING Americas, U.S. Legal Services (February 2008- Present). Formerly, Associate, Ropes & Gray LLP (September 2005 – February 2008).

(1)	The officers hold office until the next annual meeting of the Trustees and until their successors shall have been elected and qualified.
(2)

ING Investments, LLC was previously named ING Pilgrim Investments, LLC.  ING Pilgrim Investments, LLC is the sucessor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(3)

ING Funds Services, LLC was previously named ING Pilgrim Group, LLC.  ING Pilgrim Group, LLC is the sucessor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(4)

ING Funds Distributor, LLC is the sucessor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(5)	Directed Services LLC is the successor in interest to Directed Services, Inc.

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SHARE OWNERSHIP POLICY

In order to further align the interests of the Independent Trustees with shareholders, it is the policy of the Board for Independent Trustees to own beneficially, shares of one or more funds managed by the ING entities at all times (“Policy”). For this purpose, beneficial ownership of the Portfolio’s shares includes ownership of a variable annuity contract or a variable life insurance policy whose proceeds are invested in the Portfolio.

Under this Policy, the initial value of investments in one or more mutual funds in the ING Funds Complex that are beneficially owned by a Trustee must equal at least $100,000. Existing Trustees shall have a reasonable amount of time, not to exceed three years, from the date upon which the minimum ownership requirement was set at $100,000 in order to satisfy the foregoing requirements. A new Trustee shall satisfy the foregoing requirements within a reasonable amount of time, not to exceed three years, of becoming a Trustee. A decline in the value of the Portfolio’s investments will not cause a Trustee to have to make any additional investments under this Policy.

Investment in mutual funds of the ING Funds complex by the Trustees pursuant to this Policy are subject to the market timing policies applied by the mutual funds of the ING Funds Complex to other similar investors and any provision of the ING Funds’ Code of Ethics that otherwise applies to the Trustees.

Trustees’ Portfolio Equity Ownership Positions

Set forth below is the dollar range of equity securities owned by each Trustee as of December 31, 2008:

Dollar Range of Equity Securities in the

Portfolio as of December 31, 2008

Name of Trustee	ING American Funds World Allocation Portfolio	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Colleen D. Baldwin	N/A	$10,000 - $50,000(1)
John V. Boyer	N/A	$50,000 - $100,000
Patricia W. Chadwick	N/A	$10,000 - $50,000(2)
Peter S. Drotch	N/A	$50,000 - $100,000
J. Michael Earley	N/A	Over $100,000
Patrick W. Kenny	N/A	$10,000 - $50,000 and $50,000 - $100,000(1)
Sheryl K. Pressler	N/A	Over $100,000(1)
Roger B. Vincent	N/A	Over $100,000 and Over $100,000(1)
Trustees who are “Interested Persons”
Robert W. Crispin	N/A	N/A
Shaun P. Mathews	N/A	Over $100,000 and $10,000 - $50,000(1)

(1)          Held in a deferred compensation account and/or 401(k) account.

(2)          As of January 9, 2009, Ms. Chadwick had over $100,000 in the equity securities of the ING Funds.

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Board

The Board governs the Portfolio and is responsible for protecting the interests of shareholders.  The Trustees are experienced executives who oversee the Portfolio’s activities, review contractual arrangements with companies that provide services to the Portfolio, and review the Portfolio’s performance.

Frequency of Board Meetings

The Board currently conducts regular meetings seven (7) times a year.  The Audit Committee and the Compliance Committee meet regularly four (4) times per year, the Investment Review Committee meets six  (6) times per year, the Contracts Committee meets seven (7) times per year and the remaining Committees meet as needed.  In addition, the Board or the Committees may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting.  Each Committee listed below operates pursuant to a Charter approved by the Board.

Committees

Executive Committee.  The Board has established an Executive Committee, whose function is to act on behalf of the full Board between meetings when necessary.  The Executive Committee currently consists of three (3) Independent Trustees and two (2) Trustees who are “interested persons,” as defined in the 1940 Act.  The following Trustees currently serve as members of the Executive Committee:  Ms. Pressler and Messrs. Boyer, Crispin, Mathews and Vincent.  Mr. Vincent, Chairman of the Board, serves as the Chairperson of the Executive Committee.

The Executive Committee held eleven (11) meetings during the fiscal year ended December 31, 2008.

Audit Committee.  The Board has established an Audit Committee, whose functions include, among others, meeting with the independent registered public accounting firm of the Trust to review the scope of the Trust’s audit, the Trust’s financial statements and interim accounting controls, and meeting with management concerning these matters.  The Audit Committee currently consists of four (4) Independent Trustees.  The following Trustees currently serve as members of the Audit Committee:  Mses. Chadwick and Pressler and Messrs. Drotch and Earley.  Mr. Earley currently serves as Chairperson of the Audit Committee.   Mr. Earley and Mr. Drotch have been designated as the Audit Committee’s financial expert under the Sarbanes-Oxley Act.

The Audit Committee held six (6) meetings during the fiscal year ended December 31, 2008.

Compliance Committee.  The Board has established a Compliance Committee for the purpose of, among other things, coordinating activities between the Board and the Chief Compliance Officer (“CCO”) of the Portfolio.  The Compliance Committee facilitates the information flow among Board members and the CCO between Board meetings; works with the CCO and management to identify the types of reports to be submitted by the CCO to the Compliance Committee and the Board; coordinates CCO oversight activities with other ING Fund boards; and makes recommendations regarding the role, performance and oversight of the CCO.  The Board also oversees quarterly compliance reporting.

The functions of the Compliance Committee also include determining the value of securities held by the Portfolios for which market value quotations are not readily available; overseeing management’s administration of proxy voting; and overseeing the effectiveness of the investment adviser’s usage of the Trust’s brokerage and the adviser’s compliance with changing regulations regarding the allocation of brokerage for services (other than pure trade executions).

The Compliance Committee currently consists of four (4) Independent Trustees: Messrs. Boyer, Kenny and Vincent and Ms. Baldwin.  Mr. Kenny currently serves as Chairperson of the Compliance Committee.

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The Compliance Committee held four (4) meetings during the fiscal year ended December 31, 2008.

Nominating and Governance Committee.  The Board has established a Nominating and Governance Committee for the purpose of, among other things: (1) identifying and recommending to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board; (2) reviewing workload and capabilities of Independent Board members and recommending changes to size or composition of the Board, as necessary; (3) monitoring regulatory developments and recommending modifications to the Committee’s responsibilities; (4) considering and recommending the creation of additional committees or changes to Trustee policies and procedures based on rule changes and “best practices” in corporate governance; (5) conducting an annual review of the membership and chairpersons of all Board committees and of practices relating to such membership and chairpersons; (6) undertaking an annual study of compensation paid to independent board members of investment companies and making recommendations for any compensation changes for the Independent Board Members;  (7) overseeing the Board’s annual self-evaluation process; and (8) developing (with assistance from management) an annual meeting calendar for the Board and its committees.

In evaluating potential candidates to fill Independent Trustees vacancies on the Board, the Nominating and Governance Committee will consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met.  Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.  The Nominating and Governance Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees.  A shareholder nominee for Trustee should be submitted in writing to the Portfolio’s Secretary at 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.  Any such shareholder nomination should include at a minimum the following information as to each individual proposed for nominations as Trustee: such individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a Trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of Trustees, or is otherwise required, in each case under applicable federal securities laws, rules, and regulations.

The Secretary shall submit all nominations received in a timely manner to the Nominating and Governance Committee.  To be timely in connection with a shareholder meeting to elect trustees, any such submission must be delivered to the Portfolio’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either the disclosure in a press release or in a document publicly filed by the Portfolio with the SEC.

The Nominating and Governance Committee currently consists of four (4) Independent Trustees.  The following Trustees serve as members of the Nominating and Governance Committee:  Mses. Baldwin and Chadwick and Messrs. Kenny and Vincent.  Ms. Baldwin serves as Chairperson of the Nominating and Governance Committee.

The Nominating and Governance Committee held two (2) meetings during the fiscal year ended December 31, 2008.

Investment Review Committees.  The Board has established two Investment Review Committees to, among other things, monitor the investment performance of the Portfolio and make recommendations to the Board with respect to the Portfolio.

The Investment Review Committee for the Domestic Equity Funds currently consists of four (4) Independent Trustees and one (1) Trustee who is an “interested person” as defined in the 1940 Act.  The following Trustees serve as members of the Investment Review Committee for the Domestic Equity Funds:  Mses. Chadwick and Pressler and Messrs. Crispin, Drotch and Earley.  Ms. Chadwick serves as the Chairperson of the Domestic Equity Funds’ Investment Review Committee for the Domestic Equity Funds.

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The Investment Review Committee for the Domestic Equity Funds held five (5) meetings during the fiscal year ended December 31, 2008.

The Investment Review Committee for the International/Balanced/Fixed Income Funds currently consists of four (4) Independent Trustees and one (1) Trustee who is an “interested person,” as defined in the 1940 Act, of the Funds.  The following Trustees serve as members of the Investment Review Committee for the International/Balanced/Fixed Income Funds: Ms. Baldwin and Messrs. Boyer, Kenny, Mathews and Vincent.  Mr. Boyer serves as Chairperson of the International/Balanced/Fixed Income Funds’ Investment Review Committee for the International/Balanced/Fixed Income Funds.

The Investment Review Committee for the International/Balanced/Fixed Income Funds held six (6) meetings during the fiscal year ended December 31, 2008.

Contracts Committee.  The Board has established a Contracts Committee for the purpose of overseeing the annual renewal process relating to investment advisory and sub-advisory agreements and, at the discretion of the Board, other agreements or plans involving the Portfolio.  The responsibilities of the Contracts Committee, among other things, include:  (1) identifying the scope and format of information to be provided by service providers in connection with applicable renewals; (2) providing guidance to independent legal counsel regarding specific information requests to be made by such counsel on behalf of the Trustees; (3) evaluating regulatory and other developments that might have an impact on applicable review and renewal processes; (4) reporting to the Trustees its recommendations and decisions regarding the foregoing matters; (5) assisting in the preparation of a written record of the factors considered by Trustee relating to the approval and renewal of advisory and sub-advisory agreements; and (6) recommending to the Trustees specific steps to be taken by them regarding the renewal process, including, for example, proposed schedules of meetings by the Trustees.  The Contracts Committee is not responsible for making substantive recommendations whether to approve, renew, reject or modify agreements or plans.

The Contracts Committee currently consists of five (5) Independent Trustees.  The following Trustees serve as members of the Contracts Committee:  Mses. Chadwick and Pressler and Messrs. Boyer, Drotch and Vincent.  Ms. Pressler serves as the Chairperson of the Contracts Committee.

The Contracts Committee held nine (9) meetings during the fiscal year ended December 31, 2008.

Compensation of Trustees

Each Trustee is reimbursed for expenses incurred in connection with each meeting of the Board or any Committee attended.  Each Independent Trustee is compensated for his or her services, on a quarterly basis, according to a fee schedule adopted by the Board.  The fee schedule consists of an annual retainer, and does not include additional compensation for attendance at regular or special Board and Committee meetings.

The Portfolio pays to each Trustee, who is not an interested person  of the Portfolio a pro rata share, as described below, of: (i) an annual retainer of $200,000; (ii) Mr. Vincent, as Chairperson of the Board, receives an additional annual retainer of $75,000; (iii) Mses. Baldwin, Chadwick and Pressler and Messrs. Earley, Boyer and Kenny as Chairpersons of committees of the Board, each receives an additional annual retainer of $15,000, $40,000, $60,000, $30,000, $40,000 and $30,000, respectively; and (iv) out-of-pocket expenses. The pro rata share paid by the Portfolio is based on the Portfolio’s average net assets as a percentage of the average net assets of all the funds managed by the Adviser, for which the Trustees serve in common as Trustees. Each Trustee is reimbursed for expenses incurred in connection with each meeting of the Board or any Committee meeting attended.  Each Independent Trustee is compensated for his or her services according to a fee schedule adopted by the Board, and received a fee that consisted of an annual retainer and a meeting fee component.

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The following table sets forth information provided by DSL, regarding compensation of Trustees by the Portfolio and other portfolios managed by the Adviser and its affiliates for the fiscal year ended December 31, 2008.  Officers of the Trust and Trustees who are interested persons of the Trust do not receive any compensation from a Portfolio or any other funds managed by the Adviser or its affiliates.

Compensation of Trustees

Name of Person, Position	ING American Funds World Allocation Portfolio	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Registrant and Fund Complex Paid to Trustees (1)(2)
Colleen D. Baldwin, Trustee(3)	$5	N/A	N/A	$208,791
John V. Boyer, Trustee	$6	N/A	N/A	$240,852
Patricia W. Chadwick, Trustee(3)	$6	N/A	N/A	$240,000
Robert W. Crispin, Trustee(4)	N/A	N/A	N/A	N/A
Peter S. Drotch, Trustee	$5	N/A	N/A	$200,000
J. Michael Earley, Trustee	$6	N/A	N/A	$230,000
Patrick W. Kenny, Trustee(3)	$6	N/A	N/A	$230,000
Shaun P. Mathews, Trustee(4)	N/A	N/A	N/A	N/A
Sheryl K. Pressler, Trustee(3)	$6	N/A	N/A	$260,000
David Putnam, Trustee(5)	N/A	N/A	N/A	$429,670
Roger B. Vincent, Trustee(3)	$7	N/A	N/A	$275,000

(1)	Trustee compensation includes compensation paid by funds that are not discussed in the Prospectus or SAI.
(2)	Represents compensation for 161 funds (total in Fund Complex as of December 31, 2008).
(3)

During fiscal year ended December 31, 2008, Colleen Baldwin, Patricia Chadwick, Patrick Kenny, Sheryl Pressler and Roger Vincent deferred $50,000, $180,000, $57,5000, $30,000 and $68,750 of their compensation, respectively from the Fund Complex.

(4)

“Interested person,” as defined in the 1940 Act, of the Trust because of the affiliation with ING Groep, N.V., the parent corporation of each of Directed Services LLC, ING Investments, LLC and ING Funds Distributor, LLC. Officers and Trustees who are interested persons do not receive any compensation from the Portfolios or Fund Complex.

(5)	Retired from the Board effective February 23, 2008. Estimated amount includes Mr. Putnam’s retirement payout.

Retirement Benefit

The Portfolio has adopted a retirement policy under which any Director who, as of May 9, 2007, had served for at least five (5) years as a Director of one or more ING Funds and who is not an “interested person” of such ING Funds (as such term is defined in the 1940 Act, as amended) shall be entitled to a retirement payment (“Retirement Benefit”) if such Director: (a) retires in accordance with the retirement policy; (b) dies; or (c) becomes disabled. The Retirement Benefit shall be made promptly to, as applicable, the Director or the Director’s estate, after such retirement, death or disability in an amount equal to two times the annual compensation payable to such Director, as in effect at the time of his or her retirement, death or disability. The annual compensation determination shall be based upon the annual Board membership retainer fee (but not any separate annual retainer fees for chairpersons of committees and of the Board). This amount shall be paid by the ING Fund or ING Funds on whose Board the Director was serving at the time of his or her retirement. The retiring Director may elect to receive payment of his or her benefit in a lump sum or in three substantially equal payments. For the purpose of this policy, disability shall be the inability to perform the duties of a

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member of the Board because of the physical or mental impairment that has lasted or that can be expected to last for a continuous period of not less than 12 months, as reasonably determined by a majority of the Board.

Independent Trustee Ownership of Shares

Set forth in the table below is information regarding each Independent Trustee’s (and his/her immediate family members) share ownership in securities of the Trust’s adviser or principal underwriter, and the ownership of securities in an entity controlling, controlled by or under common control with the adviser or principal underwriter of the Trust (not including registered investment companies) as of December 31, 2008.

Name of Trustee	Name of Owners and Relationship to Trustee	Company	Title of Class	Value of Securities	Percentage of Class
Colleen D. Baldwin	N/A	N/A	N/A	$0	N/A
John V. Boyer	N/A	N/A	N/A	$0	N/A
Patricia W. Chadwick	N/A	N/A	N/A	$0	N/A
Peter S. Drotch	N/A	N/A	N/A	$0	N/A
J. Michael Earley	N/A	N/A	N/A	$0	N/A
Patrick W. Kenny	N/A	N/A	N/A	$0	N/A
Sheryl K. Pressler	N/A	N/A	N/A	$0	N/A
Roger B. Vincent	N/A	N/A	N/A	$0	N/A

Control Persons and Principal Shareholders

As of April 1, 2009, none of the Independent Trustees or their immediate family members owned beneficially or of record securities in DSL or ING Groep, N.V. (“ING Groep”) (NYSE: ING).  ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services to over 75 million private, corporate and institutional clients in more than 50 countries. With a diverse workforce of about 125,000 people, ING Groep comprises a broad spectrum of prominent companies that increasingly serve their clients under the ING brand. In addition, none of the Independent Trustees or their immediate family members had a direct or indirect material interest in DSL or ING Groep or any affiliated companies of DSL or ING Groep.

Shares of the Portfolio may be offered to insurance companies as depositors of separate accounts which are used to fund variable annuity contracts (“VA Contracts”) and variable life insurance contracts (“VLI Contracts”), to qualified pension and retirement plans outside the separate accounts context, to investment advisers and their affiliates and to other investment companies.   As of April  1, 2009, the Trustees and officers of the Trust owned less than 1% of the outstanding shares of the Portfolio.  As of that date, to the knowledge of management, no person owned beneficially or of record more than 5% of the outstanding shares of the Portfolio, except as set forth below.  Unless otherwise indicated below, the Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially. Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company.  A control person may be able to take action regarding the Portfolio without the consent or approval of shareholders.  ING USA Annuity and Life Insurance Company and ING Life Insurance & Annuity Company may be deemed control persons of the Portfolio in that certain of its separate accounts hold more than 25% of the shares of the series.

As of April 1, 2009, the following owned of record or, to the knowledge of the Trust, beneficially owned more than 5% or more of the outstanding shares of:

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Portfolio	Fund Name	Percentage of Portfolio
American Funds World Allocation	ING USA ANNUITY AND LIFE INSURANCE COMPANY 1475 DUNWOODY DR WEST CHESTER PA 19380-1478	99.83%

ADVISER

DSL serves as the adviser to the Portfolio pursuant to a management agreement between DSL and the Trust (“Advisory Agreement”).  DSL’s principal address is 1475 Dunwoody Drive, Westchester, PA 19380.  DSL is an indirect, wholly-owned subsidiary of ING Groep.  DSL is registered with the SEC as an investment adviser.

DSL serves as investment adviser to registered investment companies as well as structured finance vehicles.  On December 29, 2006, an internal reorganization was undertaken in which Directed Services, Inc. (“DSI”) was reorganized into a limited liability company and become a wholly-owned subsidiary of ING Life Insurance and Annuity Company.  The resulting company was DSL, a registered investment adviser and brokerage-dealer.

Pursuant to the Advisory Agreement, DSL, subject to the direction of the Board, is responsible for providing all supervisory, management, and administrative services reasonably necessary for the operation of the Portfolio.  The services include, but are not limited to: (i) coordinating for the Portfolio, at DSL’s expense, all matters relating to the operation of the Portfolio, including any necessary coordination among the custodian, Dividend Disbursing Agent, Portfolio Accounting Agent (including pricing and valuation of the Portfolio’s portfolios), accountants, attorneys, and other parties performing services or operational functions for the Trust; (ii) providing the Trust and the Portfolio, at DSL’s expense, with the services of a sufficient number of persons competent to perform such administrative and clerical functions as are necessary to ensure compliance with federal securities laws and to provide effective supervision and administration of the Trust; (iii) maintaining or supervising the maintenance by third parties selected by DSL of such books and records of the Trust and the Portfolio as may be required by applicable federal or state law; (iv) preparing or supervising the preparation by third parties selected by ING Investments of all federal, state, and local tax returns and reports of the Trust relating to the Portfolio required by applicable law; (v) preparing , filing and arranging for the distribution of proxy materials and periodic reports to shareholders of the Portfolio as required by applicable law in connection with the Portfolio; (vi) preparing and arranging for the filing of such registration statements and other documents with the SEC and other federal and state regulatory authorities as may be required by applicable law in connection with the Portfolio; (vii) taking such other action with respect to the Trust, as may be required by applicable law, including without limitation the rules and regulations of the SEC and other regulatory agencies; and (viii) providing the Trust at DSL’s expense, with adequate personnel, office space, communications facilities, and other facilities necessary for operation of the Portfolio contemplated in the Advisory Agreement.  Other responsibilities of DSL are described in the Prospectus.

The Trust and DSL have received an exemptive order from the SEC that allows DSL to enter into investment sub-advisory contracts (“Sub-Advisory Agreements”) and to make material changes to Sub-Advisory Agreements with the approval of the Board, but without shareholder approval.  This authority is subject to certain conditions, including the requirement that the Trustees (including a majority of disinterested Trustees) of the Trust must approve any new or amended Sub-Advisory Agreements with sub-advisers.  In accordance with the exemptive order received from the SEC, an information statement describing any sub-adviser changes will be provided to shareholders (including owners of Variable Contracts whose proceeds are invested in a relevant portfolio) within 90 days of the change.  DSL remains responsible for providing general management services to each of the Portfolio, including overall supervisory responsibility for the general management and investment of the Portfolio’s assets, and, subject to the review and approval of the Board, will among other things: (i) set the Portfolio’s overall investment strategies; (ii) evaluate, select and recommend sub-advisers to

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manage all or part of the Portfolio’s assets; (iii) when appropriate, allocate and reallocate the Portfolio’s assets among multiple sub-advisers; (iv) monitor and evaluate the investment performance of sub-advisers; and (v) implement procedures reasonably designed to ensure that the sub-advisers comply with the Portfolio’s investment objectives, policies and restrictions.

DSL shall make its officers and employees available to the Board and Officers of the Trust for consultation and discussions regarding the supervision and administration of the Portfolio.

The Advisory Agreement continues in effect for an initial two-year period and from year to year thereafter with respect to the Portfolio so long as it is approved annually by: (i) the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust or by the Board; and (ii) a majority of the Trustees who are not parties to such Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any such party.  The Advisory Agreement may be terminated without penalty by vote of the Trustees or by the shareholders of the Portfolio or by DSL on 60-days’ written notice by either party to the Advisory Agreement, and will terminate automatically if assigned as that term is defined in the 1940 Act.

For information regarding the basis for the Board’s approval of the investment advisory relationship, please refer to the American Funds World Allocation Portfolio’s annual shareholder report dated December 31, 2008.

As compensation for its services under the Advisory Agreement, the Trust pays DSL a monthly fee in arrears and is expressed as an annual percentage of the applicable Portfolio’s average daily net assets as follows:

Portfolio	Annual Advisory Fee
ING American Funds World Allocation Portfolio	0.10% on all assets

Total Advisory Fees Paid

The following chart sets forth the total amounts the Portfolio paid to the Adviser for the last three fiscal years ended December 31:

Portfolio	2008		2007	2006
ING American Funds World Allocation	$1,238	(1)	N/A	N/A

(1) The Portfolio commenced operations on September 29, 2008.  Reflects the period from September 29, 2008 to December 31, 2008.

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ASSET ALLOCATION COMMITTEE

An Asset Allocation Committee of DSL reviews the allocation of the Portfolio’s assets.  The Asset Allocation Committee is responsible for the day-to-day management of the Portfolio.  No member of the Asset Allocation Committee is solely responsible for making recommendations for portfolio purchase or sales or asset allocation recommendations.

The Asset Allocation Committee consists of the following persons:  William A. Evans, CFA, Michael J. Roland, CFA and Paul Zemsky.

William A. Evans, CFA, Senior Fund Analyst, has been with ING since 2002. Prior to joining ING, Mr. Evans was a portfolio manager for high net worth and institutional clients for Fleet Investment Advisors.

Michael J. Roland, CFA has been Executive Vice President, ING Funds since 2002 and Executive Vice President, ING Investments, LLC, since 2001. Mr. Roland has been with ING since June of 1998 and has held various positions within ING relating to ING’s mutual funds administration.

Paul Zemsky, head of ING’s Multi-Asset Strategies & Solutions Group.  Mr. Zemsky joined ING IM in 2005 as Head of Derivative Strategies.  Prior to joining ING, Mr. Zemsky spent 18 years with J.P. Morgan Investment Management where he held numerous positions.

Other Accounts Managed

The following table shows the number of accounts and total assets in the accounts managed by each committee member as of December 31, 2008:

	Registered Investment Companies			Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts		Total Assets (in billions)	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)
William A. Evans	13		$2,676,816,517	0	$0	0	$0
Michael J. Roland	13		$2,676,816,517	0	$0	0	$0
Paul Zemsky	49	(1)	$13,347,517,696	8	$289,236,263	0	$0

(1) Two of these accounts with total assets of approximately $518,487,767 are subject to performance fees.

Potential Conflicts of Interest

Potential conflicts of interest may arise in the Asset Allocation Committee Members’ management of the Portfolio.  The Asset Allocation Committee may be subject to competing interests that have the potential to influence its decision making with regard to the allocation of Portfolio assets.  For example, one Underlying Fund may pay advisory fees that are higher than others.  Therefore, the Asset Allocation Committee may have an incentive to allocate Portfolio assets in a manner that benefits DSL or an affiliate’s interests, or the interests of an Underlying Fund in addition to or in lieu of the Portfolio’s interests.  In addition, the Asset Allocation Committee may believe that certain Underlying Funds may benefit from additional assets or could be harmed by redemptions.  Furthermore, as described in the Prospectus, the Asset Allocation Committee may allocate Portfolio assets to the insurance company fixed contracts that are issued by DSL or an affiliated insurer.

The Asset Allocation Committee may also be subject to other conflicts of interest.  The Asset Allocation Committee’s insurance company affiliates that issue the Variable Contracts bear investment risk for guarantees and benefits under those Variable Contracts and related riders.  An insurer may suggest specifications for the risk/return characteristics of investment options offered under its Variable Contracts including the Portfolio, or may believe that the Portfolio’s selection and allocation to particular Underlying Funds could lessen the insurance company’s potential investment risk or make it easier for the insurance company to hedge its investment risk.  While the investment process is intended to produce allocation decisions that are in the best

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interest of the Portfolio and its shareholders, investors bear the risk that decisions may be influenced by this and other potential conflicts of interest.

Compensation Structure of Asset Allocation Members

An Asset Allocation Committee Member’s compensation consists of: (a) base pay in the form of a fixed annual salary; (b) bonus which is based on several factors including the individual’s performance rating, the performance of the ING Groep entity that employs the Member, and the performance of ING Groep and its subsidiaries in the United States; and (c) long-term equity awards tied to the performance of the parent company, ING Groep.  The Asset Allocation Committee Members each have substantial additional duties for the entity that employs him or her, or to the Board of Directors of the ING Funds.  Thus, their individual performance ratings will be based in large part on services other than the Committee, although the value of the assets held in the Portfolio and the performance of the Portfolio may be a factor in a Member’s job performance rating.

Based on job function, internal comparators and external market data, Asset Allocation Committee Members participate in the ING Groep Long-Term Incentive Plan.  The awards vest in three years and are paid in a combination of ING restricted stock, stock options and restricted performance units.

The Asset Allocation Committee Members earning $125,000 or more in base salary compensation may participate in ING Groep’s deferred compensation plan.  The plan provides an opportunity to invest deferred amounts of compensation in mutual funds, ING Groep stock or at annual fixed interest rates.  Deferral elections are done on an annual basis and the amount of compensation deferred is irrevocable.

The Asset Allocation Committee Members participate in ING Groep’s Pension and Retirement Plans, which are available generally to all salaried employees.

Asset Allocation Members’ Ownership of Securities

The following table shows the dollar range of shares of the Portfolio owned by each committee member as of December 31, 2008, including investments by his/her immediate family members and amounts invested through retirement and deferred compensation plans.

Asset Allocation Committee Member	Dollar Range of Portfolio Shares Owned

William A. Evans, CFA	None
Michael J. Roland, CFA	None
Paul Zemsky	None

EXPENSE LIMITATION AGREEMENTS

The Adviser has entered into an expense limitation agreement with the Portfolio listed below pursuant to which the Adviser has agreed to waive or limit its fees.  In connection with this agreement, the Adviser will assume other expenses so that the total annual ordinary operating expenses of the Portfolio (which excludes interest, taxes, other investment related costs, extraordinary expenses (and acquired fund fees and expenses) such as litigation, other expenses not incurred in the ordinary course of the Portfolio’s business, and expenses of any counsel or other persons or services retained by the Portfolio’s Trustees who are not “interested persons” (as defined in the 1940 Act) of the Advisers) do not exceed the limits set forth below of the Portfolio’s average daily net assets, subject to possible recoupment by the Adviser within three years.

Portfolio
American Funds World Allocation	0.79%

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The expense limitation agreement for the above listed Portfolio provides that the expense limitations shall continue until May 1, 2010. The Portfolio’s expense limitation agreement is contractual and shall renew automatically for one-year terms unless the Adviser provides written notice of termination of the agreement to a lead Independent Trustee of the Registrant within ninety (90) days prior to the end of the then-current term or upon termination of the Agreement.  The expense limitation agreement may also be terminated by the Trust, without payment of any penalty, upon ninety (90) days’ prior notice to the Adviser at its principal place of business.

ADMINISTRATOR

ING Funds Services, LLC (“ING Funds Services” or “Administrator”), an affiliate of DSL, serves as Administrator for the Portfolio. The administrative services performed by ING Funds Services include acting as a liaison among the various service providers to the Portfolio, including the custodian, portfolio accounting agent and the insurance company or companies to which the Portfolio offer its shares.  ING Funds Services is also responsible for monitoring the Portfolio’s compliance with applicable legal requirements and monitoring for compliance with requirements under applicable law and with the investment policies and restrictions of the Portfolio.  According to the Administration Agreement, the Administrator will pay all expenses incurred by it in connection with its activities, except such expenses as are assumed by the Trust under this Agreement, including, without limitation, the expenses of preparing registration statements including prospectuses and statements of additional information, shareholder reports and notices, proxy materials, and other documents filed with governmental agencies.  The address of the Administrator is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258. Currently, under the Administration Services Agreement, ING Funds Services receives 0.10% for its service to the Portfolio.

For the fiscal year ended December 31, 2008, the Portfolio paid 0.10% of its average net assets to the Administrator for administrative services in the amount set forth below.

Portfolio	Fees (as a percentage of average net assets)	Fees received by the Administrator (in dollars)
American Funds Word Allocation	0.10%	$1,238	(1)

(1) The Portfolio commenced operations on September 29, 2008.  Reflects the period from September 29, 2008 to December 31, 2008.

DISTRIBUTION OF TRUST SHARES

ING Funds Distributor serves as the Portfolio’s principal underwriter and distributor.  ING Funds Distributor’s principal executive offices are located at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.  ING Funds Distributor is not obligated to sell a specific amount of the Portfolio’s shares.  ING Funds Distributor bears all expenses of providing distribution services, including the costs of sales presentations, mailings, advertising, and any other marketing efforts by ING Funds Distributor in connection with the distribution or sale of the shares.  ING Funds Distributor, like DSL, is an indirect, wholly-owned subsidiary of ING Groep, and serves as the investment adviser to certain portfolios of the Trust that are not described in this SAI.  Therefore, ING Funds Distributor may be deemed to be an affiliate of the Portfolio.  ING Investments may, from its own resources, compensate ING Funds Distributor for distribution services provided to the Portfolio.

The Trust currently offers the shares of its operating portfolios to, among others, separate accounts of ING USA Annuity and Life Insurance Company (“ING USA”) to serve as investment options for Variable Contracts issued by ING USA.  ING Funds Distributor is the principal underwriter and distributor of the Variable Contracts issued by ING USA.  Prior to January 1, 2004, ING USA was known as Golden America Life Insurance Company (“Golden American”). On January 1, 2004, Golden American merged with Equitable Life Insurance Company of Iowa, United Life Insurance and Annuity Company, and USG Annuity and Life Company to form ING USA.  Golden American is a stock life insurance company organized under the laws of the State of Delaware.  Prior to December 30, 1993, Golden American was a Minnesota corporation. Golden American was a wholly-owned subsidiary of Equitable of Iowa Companies, Inc.  The Trust may in the future

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offer shares of the Portfolio to separate accounts of other affiliated insurance companies.

Distribution Plan:

The Trust has adopted a distribution plan in accordance with Rule 12b-1 under the 1940 Act (the “12b-1 Plan”) on behalf of the Portfolio.

The 12b-1 Plan provides that the Portfolio shall pay a distribution fee (the “Distribution Fee”), for distribution services including payments to ING Funds Distributor, at annual rates of 0.35% of the average daily net assets of such 12b-1 Portfolio for distribution services.  The Distributor may use all or any portion of such Distribution Fee to pay for fund expenses of printing prospectuses and reports used for sales purposes, expenses of the preparation and printing of sales literature and other such distribution-related expenses.  The 12b-1 Plan was approved by all of the Trustees, including all of the Trustees who are not “interested persons” of the Trust, as defined in the 1940 Act, and who have no direct or indirect financial interest in the operation of the 12b-1 Plan.

Since the Distribution Fees are not directly tied to expenses, the amount of the Distribution Fees paid by the Portfolio during any year may be more or less than actual expenses incurred pursuant to the Distribution Plan.  For this reason, this type of arrangement is characterized by the staff of the SEC as being of the “reimbursement variety” (in contrast to “compensation” arrangements by which a distributor’s payments are directly linked to its expenses).  The shares of the Portfolio are liable for any distribution expenses incurred in excess of the Distribution Fee paid for a period of 3-years. The Portfolio’s shares are entitled to exclusive voting rights with respect to matters concerning the 12b-1 Plan.

The 12b-1 Plan permits the Portfolio to pay the Distributor for remittances to an insurance company or any affiliate thereof, in order to compensate the insurance company or an affiliate thereof for costs incurred or paid in an amount not to exceed 0.35% of the average daily net assets of the Portfolio attributable to an insurance company’s Variable Contract owners during that quarterly period.  Expenses payable pursuant to the 12b-1 Plan include, but are not limited to, the following costs: (a) printing and mailing prospectuses and reports to prospective Variable Contract owners; (b) relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials intended for use by the insurance companies; (c) holding seminars and sales meetings designed to promote sales of the Portfolio’s shares; (d) obtaining information and providing explanations to Variable Contract owners regarding the Portfolio’s investment objectives and policies and other information about the Portfolio; (e) compensating sales personnel in connection with the allocation of cash values and premiums of the Variable Contract; (f) training sales personnel regarding the Portfolio; and (g) financing any other activity that the Board determines is primarily intended to result in the sale of the Portfolio’s shares.  The Distributor provides the Trustees for their review, on a quarterly basis, a written report of the amounts expended under the 12b-1 Plan.  The 12b-1 Plan is subject to annual approval by the Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operations of the 12b-1 Plan, cast in-person at a meeting called for that purpose.  The 12b-1 Plan is terminable at any time, without penalty, by a vote of a majority of the Independent Trustees or by vote of a majority of the outstanding shares of the Portfolio.  The 12b-1 Plan may not be amended to increase materially the amount that may be spent for distribution by the Portfolio without the approval of a majority of the outstanding shares of the Portfolio.  Once terminated, no further payments shall be made under the 12b-1 Plan notwithstanding the existence of any unreimbursed current or carried forward distribution expenses.

The 12b-1 Plan was adopted because of its anticipated benefit to the Portfolio.  These anticipated benefits include increased promotion and distribution of the 12b-1 Portfolio’s shares, an enhancement in the  Portfolio’s ability to maintain accounts and improve asset retention and increased stability of net assets for the Portfolio.

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SHAREHOLDER SERVICE PLAN

The Trust has entered into a shareholder service plan (“Shareholder Service Plan”) on behalf of the shares of the Portfolio of the Trust.  Under the Shareholder Service Plan, ING Funds Distributor (the “Shareholder Services Agent”) has agreed to provide certain services including, but not limited to, the following: teleservicing support in connection with existing investments in the Portfolio; delivery and responding to inquiries respecting Trust Prospectuses, reports, notices, proxies and proxy statements and other information respecting the Portfolio; facilitation of the tabulation of Variable Contract owners’ votes in the event of a meeting of Trust shareholders; the conveyance of information relating to shares purchased and redeemed and share balances to the Trust, its transfer agent, or the Shareholder Servicing Agent as may be reasonably requested; provision of support services including providing information about the Trust and its Portfolio and answering questions respecting the Trust and its Portfolio, including questions respecting variable contact owners’ interest in one or more Portfolio; and provide such other related services as the Portfolio or a shareholder may request.  The Shareholder Servicing Agent may subcontract with other parties for the provision of shareholder support services.

In consideration of the services provided by the Shareholder Servicing Agent pursuant to the Shareholder Service Plan, the Shareholder Servicing Agent receives from the Portfolio a fee of 0.25%, expressed as a percentage of the average daily net asset values of the Portfolio’s shares.

Distribution and Shareholder Service Fee Amounts Paid

Total distribution expenses incurred by the Distributor for the costs of promotion and distribution with respect to the Portfolio for the fiscal year ended December 31, 2008, were as follows:

Distribution Fees

American Funds World Allocation

Advertising	—

Printing	—

Salaries & Commissions	—

Broker Servicing .	$4,334

Miscellaneous	—

Total	$4,334

CODE OF ETHICS

The Portfolio, DSL, and ING Funds Distributor have adopted codes of ethics (“Codes of Ethics” or written supervisory procedures) governing personal trading activities of all Trustees, officers of the Portfolio and persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by the Portfolio or obtain information pertaining to such purchase or sale.  The Codes of Ethics are intended to prohibit fraud against the Portfolio that may arise from personal trading of securities that may be purchased or held by the Portfolio or the Portfolio’s shares.  The Codes of Ethics also prohibit short-term trading of the Portfolio by persons subject to the Codes of Ethics. Personal trading is permitted by such persons subject to certain restrictions; however such persons are generally required to pre-clear all security transactions with the Portfolio’s Compliance Officer or his or her designee and to report all transactions on a regular basis.

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DISCLOSURE OF THE PORTFOLIO’S PORTFOLIO SECURITIES

The Portfolio is required to file its complete portfolio holdings schedule with the SEC on a quarterly basis.  This schedule is filed with the Portfolio’s annual and semi-annual shareholder reports on Form N-CSR for the second and fourth fiscal quarters and on Form N-Q for the first and third fiscal quarters.

In addition, the Portfolio posts its portfolio holdings schedule on ING’s website on a calendar-quarter basis and it is available 10 calendar days following the previous calendar quarter.  The portfolio holdings schedule is as of the last day of the previous calendar quarter (e.g., the Portfolio will post its quarter-ending June 30 holdings on July 11). The Portfolio may also post its complete or partial holdings on its website as of a specified date.

The Portfolio also compiles a list composed of their ten largest holdings (“Top Ten”).  This information is produced monthly, and is made available on ING Groep’s website, on the tenth day of the month.  The Top Ten holdings information is as of the last day of the previous month.

Investors (both individual and institutional), financial intermediaries that distribute the Portfolio’s shares and most third parties may receive the Portfolio’s annual or semi-annual shareholder reports, or view them on ING’s website, along with the Portfolio’s portfolio holdings schedule.  The Top Ten list also is provided in quarterly Portfolio descriptions that are included in the offering materials of VLI Contracts and VA Contracts.

Other than in regulatory filings or on ING’s website, the Portfolio may provide its portfolio holdings schedule to certain unaffiliated third parties and affiliates when the Portfolio has a legitimate business purpose for doing so.  Unless otherwise noted below, the Portfolio’s disclosure of its portfolio holdings will be on an as-needed basis, with no lag time between the date of which the information is requested and the date the information is provided. Specifically, the Portfolio’s disclosure of its portfolio holdings may include disclosure:

•	to the Portfolio’s independent registered public accounting firm, named herein, for use in providing audit opinions;
•	to financial printers for the purpose of preparing the Portfolio’s regulatory filings, on an as-needed basis;
•	for the purpose of due diligence regarding a merger or acquisition;
•	to a new adviser prior to the commencement of its management of the Portfolio;
•	to rating and ranking agencies such as Bloomberg, Morningstar, Lipper and Standard & Poor’s, such agencies may receive more raw data from the Portfolio than is posted on the Portfolio’s website;
•	to consultants for use in providing asset allocation advice in connection with investments by affiliated funds-of-funds in the Underlying Funds;
•	to service providers, such as proxy voting and class action services providers, on a daily basis, in connection with their providing services benefiting the Portfolio; or
•	to a third party for purposes of effecting in-kind redemptions of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Portfolio shareholders.

In all instances of such disclosure, the receiving party, by agreement, is subject to a duty of confidentiality, including a duty not to trade on such information

The Portfolio’s Board has adopted policies and procedures (“Policies”) designed to ensure that disclosure of information regarding the Portfolio’s portfolio securities is in the best interests of the Portfolio’s shareholders, including procedures to address conflicts between the interests of the Portfolio’s shareholders, on the one hand, and those of the Portfolio’s Adviser, principal underwriter or any affiliated person of the Portfolio, its investment adviser, or its principal underwriter, on the other.  Such Policies authorize the Portfolio’s administrator to implement the Board’s policies and direct administrator to document the expected benefit to

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shareholders.  Among other considerations, the administrator is directed to consider whether such disclosure may create an advantage for the recipient or its affiliates or their clients over that of the Portfolio’s shareholders. Similarly, the administrator is directed to consider, among other things, whether the disclosure of portfolio holdings creates a conflict between the interests of shareholders and the interests of DSL, principal underwriter and their affiliates.  The Board has authorized the senior officers of the Portfolio’s administrator to authorize the release of the Portfolio’s portfolio holdings, as necessary, in conformity with the foregoing principles and to monitor for compliance with the Policies.  The Portfolio’s administrator reports quarterly to the Board regarding the implementation of the Policies.

The Portfolio has the following ongoing arrangements with certain third parties to provide the Portfolio’s portfolio holdings:

Party	Purpose	Frequency	Time Lag Between Date of Information and Date Information Released
ISS Governance Services, a unit of RiskMetrics Group, Inc.	Proxy Voting & Class Action Services	Daily	None
Charles River Development	Compliance	Daily	None

All of the arrangements in the table above are subject to the Policies adopted by the Board to ensure that such disclosure is for a legitimate business purpose and is in the best interests of the Portfolio and its shareholders.  The Portfolio’s Board must approve any material change to the Policies.  The Policies may not be waived, or exceptions made, without the consent of ING’s Legal Department.  All waivers and exceptions involving any of the Portfolio will be disclosed to the Portfolio’s Board no later than its next regularly scheduled quarterly meeting.  No compensation or other consideration may be received by the Portfolio, the Adviser, or any other party in connection with the disclosure of portfolio holdings in accordance with the Policies.

PROXY VOTING PROCEDURES

The Board has adopted proxy voting procedures and guidelines to govern the voting of proxies relating to the Portfolio’s portfolio securities.  The procedures provide that funds-of-funds, including the Portfolio, will “echo” vote their interests in Underlying Funds.  This means that, if the Portfolio must vote on a proposal with respect to an Underlying Fund, the Portfolio will vote its interest in that Underlying Fund in the same proportion all other shareholders in the Underlying Fund voted their interests.  The effect of echo voting may be that a small number of shareholders may determine the outcome of a vote.  The procedures delegate to DSL the authority to vote proxies relating to portfolio securities, and provide a method for responding to potential conflicts of interest.  In delegating voting authority to DSL, the Board has also approved DSL’s proxy voting procedures, which require DSL to vote proxies in accordance with the Portfolio’s proxy voting procedures and guidelines. An independent proxy voting service has been retained to assist in the voting of Portfolio proxies through the provision of vote analysis, implementation and record keeping and disclosure services.  In addition, the Compliance Committee oversees the implementation of the Portfolio’s proxy voting procedures.  A copy of the proxy voting procedures and guidelines of the Portfolio, including procedures of DSL, is attached hereto as Appendix B.  No later than August 31st of each year, information regarding how the Portfolio voted proxies relating to portfolio securities for the one-year period ending June 30th is available through the ING Funds’ website (http://www.ingfunds.com) or by accessing the SEC’s EDGAR database (http://www.sec.gov).

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BROKERAGE ALLOCATION AND TRADING POLICIES(1)

Portfolio Transactions

The Adviser for the Portfolio places orders for the purchase and sale of investment securities for the Portfolio, pursuant to authority granted in the relevant Investment Advisory Agreement.  Subject to policies and procedures approved by the Trust’s Board, the Adviser has discretion to make decisions relating to placing these orders, including, where applicable, selecting the brokers or dealers that will execute the purchase and sale of investment securities, negotiating the commission or other compensation paid to the broker or dealer executing the trade, or using an electronic trading network (“ECN”) or alternative trading system (“ATS”).

How Securities Transactions are Effected

Purchases and sales of securities on a securities exchange (which include most equity securities) are effected through brokers who charge a commission for their services.  In transactions on securities exchanges in the United States, these commissions are negotiated, while on many foreign securities exchanges commissions are fixed.  Securities traded in the over-the-counter markets (such as fixed-income securities and some equity securities) are generally traded on a “net” basis with market makers acting as dealers; in these transactions, the dealers act as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer.  Transactions in certain over-the counter securities also may be effected on an agency basis, when, in the Adviser’s opinion, the total price paid (including commission) is equal to or better than the total price available from a market maker.  In underwritten offerings, securities are usually purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount.  On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.  The Adviser or Sub-Adviser may also place trades using an ECN or ATS.

How the Adviser Selects Broker-Dealers

The Adviser  has a duty to seek to obtain best execution of the Portfolio’s orders, taking into consideration a full range of factors designed to produce the most favorable overall terms reasonably available under the circumstances.  In selecting brokers and dealers to execute trades, the Adviser may consider both the characteristics of the trade and the full range and quality of the brokerage services available from eligible broker-dealers.  This consideration often involves qualitative as well as quantitative judgments.  Factors relevant to the nature of the trade may include, among others, price  (including the applicable brokerage commission or dollar spread), the size of the order, the nature and characteristics (including liquidity) of the market for the security, the difficulty of execution, the timing of the order, potential market impact, and the need for confidentiality, speed, and certainty of execution.  Factors relevant to the  range and quality of brokerage services available from eligible brokers and dealers may include, among others, the firms’ execution, clearance, settlement, and other operational facilities; willingness and ability to commit  capital or take risk in positioning a block of securities, where necessary; special expertise in particular securities or markets; ability to provide liquidity, speed and anonymity; the nature and quality of other brokerage and research services provided to the Adviser (consistent with the “safe harbor” described below); and the firms’ general reputation, financial condition and responsiveness to the Adviser, as demonstrated in the particular transaction or other transactions.    Subject to its duty to seek best execution of the Portfolio’s orders, the Adviser may select broker-dealers that participate in commission recapture programs that have been established for the benefit of the Portfolio. Under these programs, the participating broker-dealers will return to the Portfolio (in the form of a credit to the Portfolio) a portion of the brokerage commissions paid to the broker-dealers by the Portfolio.  Theses credits are used to pay certain expenses of the Portfolio. These commission recapture payments benefit the Portfolio, and not the Adviser.

(1) For purposes of this section, the discussion relating to investment decisions made by the advisors with respect to the portfolio also includes investment decisions made by the adviser or sub-adviser with respect to an underlying fund.  For convenience, only the terms adviser, sub-adviser, and portfolio are used.

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The Safe Harbor for Soft Dollar Practices

In selecting broker-dealers to execute a trade for a Portfolio, the Adviser may consider the nature and quality of brokerage and research services provided to the Adviser as a factor in evaluating the most favorable overall terms reasonably available under the circumstances.  As permitted by Section 28(e) of the 1934 Act, the Adviser may cause a Portfolio to pay a broker-dealer a commission for effecting a securities transaction for a Portfolio that is in excess of the commission which another broker-dealer would have charged for effecting the transaction, if the Adviser makes a good faith determination that the broker’s commission paid by the Portfolio is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer, viewed in terms of either the particular transaction or the Adviser’s overall responsibilities to the Portfolio and its other investment advisory clients.  The practice of using a portion of a Portfolio’s commission dollars to pay for brokerage and research services provided to the Adviser is sometimes referred to as “soft dollars.”  Section 28(e) is sometimes referred to as a “safe harbor,” because it permits this practice, subject to a number of restrictions, including the Adviser’s compliance with certain procedural requirements and limitations on the type of brokerage and research services that qualify for the safe harbor.

Brokerage and Research Products and Services Under the Safe Harbor-Research products and services may include, but are not limited to, general economic, political, business  and market information and reviews, industry and company information and reviews, evaluations of securities and recommendations as to the purchase and sale of securities, financial data on a company or companies, performance and risk measuring services and analysis, stock price quotation services, computerized historical financial databases and related software, credit rating services, analysis of corporate responsibility issues, brokerage analysts’ earning estimates, computerized links to current market data, software dedicated to research, and portfolio modeling. Research services may be provided in the form of reports, computer-generated data feeds and other services, telephone contacts, and personal meetings with securities analysts, as well as in the form of meetings arranged with corporate officers and industry spokespersons, economists, academics and governmental representatives.  Brokerage products and services assist in the execution, clearance and settlement of securities transactions, as well as functions incidental thereto, including but not limited to related communication and connectivity services and equipment, and software related to order routing, market access, algorithmic trading, and other trading activities.   On occasion, a broker-dealer may furnish the Adviser with a service that has a mixed use (that is, the service is used both for brokerage and research activities that are within the safe harbor and for other activities).  In this case, the Adviser is required to reasonably allocate the cost of the service, so that any portion of the service that does not qualify for the safe harbor is paid for by the Adviser from its own Portfolios, and not by portfolio commissions paid by a Portfolio.

Benefits to the Adviser-Research products and services provided to the Adviser by broker-dealers that effect securities transactions for a Portfolio may be used by the Adviser in servicing all of its accounts.  Accordingly, not all of these services may be used by the Adviser in connection with the Portfolio.  Some of these products and services are also available to the Adviser for cash, and some do not have an explicit cost or determinable value.  The research received does not reduce the advisory fees paid to the Adviser for services provided to the Portfolio.  The Adviser’s expenses would likely increase if the Adviser had to generate these research products and services through its own efforts, or if it paid for these products or services itself.

Broker-Dealers that are Affiliated with the Adviser

Portfolio transactions may be executed by brokers affiliated with the ING Groep, the Adviser, so long as the commission paid to the affiliated broker is reasonable and fair compared to the commission that would be charged by an unaffiliated broker in a comparable transaction.

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Prohibition on Use of Brokerage Commissions for Sales or Promotional Activities

The placement of portfolio brokerage with broker-dealers who have sold shares of a Portfolio is subject to rules adopted by the SEC and the Financial Industry Regulatory Authority (“FINRA”).  Under these rules, an Adviser may not consider a broker’s promotional or sales efforts on behalf of the Portfolio when selecting a broker-dealer for portfolio transactions, and neither the Portfolio nor an Adviser may enter into an agreement under which a Portfolio directs brokerage transactions (or revenue generated from such transactions) to a broker-dealer to pay for distribution of Portfolio shares.  The Portfolio has adopted policies and procedures, approved by the Board, that are designed to attain compliance with these prohibitions.

Principal Trades and Research

Purchases of securities for the Portfolio also may be made directly from issuers or from underwriters. Purchase and sale transactions may be effected through dealers which specialize in the types of securities which the Portfolio will be holding. Dealers and underwriters usually act as principals for their own account. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter which has provided such research or other services as mentioned above.

More Information about trading in Fixed-Income Securities

Purchases and sales of fixed-income securities will usually be principal transactions. Such securities often will be purchased or sold from or to dealers serving as market makers for the securities at a net price. The Portfolio may also purchase such securities in underwritten offerings and will, on occasion, purchase securities directly from the issuer. Generally, fixed-income securities are traded on a net basis and do not involve brokerage commissions. The cost of executing fixed-income securities transactions consists primarily of dealer spreads and underwriting commissions.

In purchasing and selling fixed-income securities, it is the policy of the Portfolio to obtain the best results, while taking into account the dealer’s general execution and operational facilities, the type of transaction involved and other factors, such as the dealer’s risk in positioning the securities involved. While the Adviser generally seeks reasonably competitive spreads or commissions, the Portfolio will not necessarily pay the lowest spread or commission available.

Transition Management

Changes in investment personnel, reorganizations or mergers of the Portfolio may result in the sale of a significant portion or even all of the Portfolio’s portfolio securities.  This type of change generally will increase trading costs and the portfolio turnover for the Portfolio.  The Portfolio, or Adviser may engage a broker-dealer to provide transition management services in connection with a reorganization or other changes.

Allocation of Trades

Some securities considered for investment by the Portfolio may also be appropriate for other clients served by the Portfolio’s Adviser. If the purchase or sale of securities consistent with the investment policies of the Portfolio and one or more of these other clients is considered at or about the same time, transactions in such securities will be placed on an aggregate basis and allocated among the Portfolio and such other clients in a manner deemed fair and equitable, over time, by the Adviser and consistent with the Adviser’s written policies and procedures.  The Adviser may use different methods of allocating the results aggregated trades.  The Adviser’s relevant policies and procedures and the results of aggregated trades in which the Portfolio participated are subject to periodic review by the Board.  To the extent the Portfolio seeks to acquire (or dispose of) the same security at the same time, the Portfolio may not be able to acquire (or dispose of) as large

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a position in such security as it desires, or it may have to pay a higher (or receive a lower) price for such security. It is recognized that in some cases, this system could have a detrimental effect on the price or value of the security insofar as the Portfolio is concerned.  However, over time, the Portfolio’s ability to participate in aggregate trades is expected to provide better execution for the Portfolio.

Cross-Transactions

The Board has adopted a policy allowing trades to be made between affiliated registered investment companies or series thereof provided they meet the condition of Rule 17a-7 under the 1940 Act and conditions of the policy.

Total Brokerage Commissions

For the fiscal years ended December 31, 2008, 2007 and 2006, the Portfolio paid total brokerage commissions as follows:

Portfolios	2008		2007	2006
American Fund World Allocation	—	(1)	N/A	N/A

(1) The Portfolio commenced operations on September 29, 2008.  Reflects the period from September 29, 2008 to December 31, 2008.

For the fiscal years ended December 31, 2008, 2007 and 2006, no commissions were paid with respect to portfolio transactions paid to brokers for research services.

As noted above, DSL may purchase new issues of securities for the Portfolio in underwritten fixed price offerings.  In these situations, the underwriter or selling group member may provide DSL with research in addition to selling the securities (at the fixed public offering price) to the Portfolio or other advisory clients.  Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-dealer in this situation provides knowledge that may benefit the Portfolio and other clients of DSL without incurring additional costs.  These arrangements may not fall within the safe harbor of Section 28(e) because the broker-dealer is considered to be acting in a principal capacity in underwritten transactions.  However, FINRA has adopted rules expressly permitting broker-dealers to provide bona fide research to advisers in connection with fixed price offerings under certain circumstances.  As a general matter in these situations, the underwriter or selling group member will provide research credits at a rate that is higher than that which is available for secondary market transactions.

In circumstances where two or more broker-dealers offer comparable prices and execution capability, preference may be given to a broker-dealer which has sold shares of the Portfolio as well as shares of other investment companies or accounts managed by DSL.  This policy does not imply a commitment to execute all portfolio transactions through all broker-dealers that sell shares of the Portfolio.

On occasions when DSL deems the purchase or sale of a security to be in the best interest of the Portfolio as well as its other customers (including any other portfolio or other investment adviser), DSL, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for the Portfolio with those to be sold or purchased for such other customers in order to obtain the best net price and most favorable execution under the circumstances.  In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by DSL in the manner it considers to be equitable and consistent with its fiduciary obligations to the Portfolio and such other customers.  In some instances, this procedure may adversely affect the price and size of the position obtainable for the Portfolio.

Commission rates in the United States are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates.  The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Trustees.

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DSL may place orders for the purchase and sale of exchange-listed portfolio securities with a broker-dealer that is an affiliate of DSL where, in the judgment of DSL, such firm will be able to obtain a price and execution at least as favorable as other qualified brokers. Pursuant to SEC Rules, a broker-dealer that is an affiliate of DSL may receive and retain compensation for effecting portfolio transactions for the Portfolio on a national securities exchange of which the broker-dealer is a member if the transaction is “executed” on the floor of the exchange by another broker which is not an “associated person” of the affiliated broker-dealer or DSL, and if there is in effect a written contract between DSL and the Trust expressly permitting the affiliated broker-dealer or DSL to receive and retain such compensation.  The Agreement provides that DSL may retain compensation on transactions effected for the Portfolio in accordance with the terms of these rules.

SEC rules further require that commissions paid to such an affiliated broker-dealer or DSL by the Portfolio on exchange transactions not exceed “usual and customary brokerage commissions.”  The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.”  The Board has adopted procedures for evaluating the reasonableness of commissions and will review these procedures periodically.  Each of the following is a registered broker-dealer and an affiliate of DSL as of December  31, 2008:  Bancnorth Investment Group, Inc., Clarion Capital, LLC, Financial Network Investment Corporation, Guaranty Brokerage Services, Inc., ING Alternative Asset Management LLC, ING America Equities, Inc., ING Clarion Partners, LLC, ING Clarion Real Estate Securities, L.P., ING Direct Funds Limited, ING Financial Advisers, LLC, ING Financial Markets LLC, ING Financial Partners, Inc., ING Funds Distributor, LLC, ING Investment Advisors, LLC, ING Investment Management Advisors B.V., ING Investment Management Asia/Pacific (Hong Kong) LTD., ING Investment Management Co., ING Investment Management LLC, ING Investment Management Services LLC, Multi-Financial Securities Corporation, Pomona Management LLC, d/b/a, Pomona Capital, Prime Vest Financial Services, Inc., ShareBuilder Advisors, LLC, ShareBuilder Securities Corporation and Systematized Benefits Administrators, Inc.

Any of the above firms may retain compensation on transactions effected for a Portfolio in accordance with these rules and procedures.

Because the Portfolio commenced operations on September 28, 2008, no brokerage commissions and no affiliated brokerage commission were for paid for the years ended December 31, 2007 and December 31, 2006.

For the fiscal year ended December 31, 2008, no brokerage commissions and no affiliated brokerage commissions were paid.

Because the Portfolio commenced operations on September 28, 2008, no holdings of securities of such brokers and dealers were available for the years ended December 31, 2007 and December 31, 2006.

During the fiscal year ended December 31, 2008 the Portfolio did not acquire securities of their regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents.  Therefore, no holdings of securities of such brokers and dealers are available for the year ended December 31, 2008.

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PORTFOLIO TURNOVER

A change in securities held in the portfolio of the Portfolio is known as “portfolio turnover” and may involve the payment by the Portfolio of dealer mark-ups of brokerage or underwriting commissions and other transaction costs on the sale of securities, as well as on the reinvestment of the proceeds in other securities.  Portfolio turnover rate for a fiscal year is the percentage determined by dividing the lesser of the cost of purchases or proceeds from sales of portfolio securities by the average of the value of portfolio securities during such year, all excluding securities whose maturities at acquisition were one year or less.  The Portfolio cannot accurately predict its turnover rate, however the rate will be higher when the Portfolio finds it necessary to significantly change their portfolio to adopt a temporary defensive position or respond to economic or market events.  A high turnover rate would increase expenses and may involve realization of capital gains by the Portfolio.

NET ASSET VALUE

As noted in the Prospectus, the NAV and offering price of the class of the Portfolio’s shares will be determined once daily as of the close of regular trading (“Market Close”) on the New York Stock Exchange (“NYSE”) (usually 4:00 p.m. Eastern time unless otherwise designated by the NYSE) during each day on which the NYSE is open for trading.  As of the date of this SAI, the NYSE is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  Portfolio shares will not be priced on these days. On those days, securities held by an Underlying Fund may nevertheless be actively traded, and the value of the Portfolio’s shares could be indirectly affected. As a general matter, the Portfolio does not invest directly in securities. However, the following information describes the calculation of NAV for the Underlying Funds and the Portfolio.

Portfolio securities listed or traded on a national securities exchange will be valued at the last reported sale price on the valuation day.  Securities traded on an exchange for which there has been no sale that day and other securities traded in the over-the-counter market will be valued at the mean between the last reported bid and asked prices on the valuation day.  Portfolio securities reported by NASDAQ will be valued at the NASDAQ Official Closing Price on the valuation day.  In cases in which securities are traded on more than one exchange, the securities are valued on the exchange that is normally the primary market.  Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest, approximates market value.  This involves valuing a security at cost on the date of acquisition and therefore assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument.  While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument.  (See the “Net Asset Value” in the “Information for Investors” section of the Prospectus.)  The long-term debt obligations held in the Portfolio’s portfolio will be valued at the mean between the most recent bid and asked prices as obtained from one or more dealers that make markets in the securities when over-the-counter market quotations are readily available.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) or are deemed unreliable are valued at their fair values as determined in good faith by or under the supervision of the Portfolio’s Board, in accordance with methods that are specifically authorized by the Board.  Securities traded on exchanges, including foreign exchanges, which close earlier than the time the Portfolio calculates its NAV may also be valued at their fair values as determined in good faith by or under the supervision of the Portfolio’s Board, in accordance with methods that are specifically authorized by the Board.  The valuation techniques applied in any specific instance may vary from case to case.  With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration

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rights, the costs to the Portfolio related to registration of the security, as well as factors relevant to the issuer itself.  Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities.

The value of the foreign securities traded on an exchange outside the United States is generally based upon its price on the principal foreign exchange where it trades as of the time the Portfolio determines its NAV or if the foreign exchange closes prior to the time the Portfolio determines its NAV, the most recent closing price of the foreign security on its principal exchange.  Trading in certain non-U.S. securities may not take place on all days on which the NYSE is open.  Further, trading takes place in various foreign markets on days which the NYSE is not open.  Consequently, the calculation of an Underlying Fund’s NAV may not take place contemporaneously with the determination of the prices of securities held by the Portfolio in foreign securities markets.  Further, the value of the Portfolio’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Portfolio.  In calculating the Portfolio’s NAV, foreign securities denominated in foreign currency are converted to U.S. dollar equivalents.

If an event occurs after the time at which the market for foreign securities held by the Portfolio closes but before the time that the Portfolio’s NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time the Portfolio determines its NAV.  In such a case, the Portfolio will use the fair value of such securities as determined under the Portfolio’s valuation procedures.  Events after the close of trading on a foreign market that could require the Portfolio to fair value some or all of its foreign securities include, among others, securities trading in the United States and other markets, corporate announcements, natural and other disasters, and political and other events.  Among other elements of analysis in determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time the Portfolio calculates its NAV.  There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, nor that such markets will continue to behave in a fashion that is consistent with such models.  Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment.  Consequently, the fair value assigned to a security may not represent the actual value that the Portfolio could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, the Portfolio is not obligated to use the fair valuations suggested by any research service, and valuation provided by such research services may be overridden if other events have occurred, or if other fair valuations are determined in good faith to be more accurate.  Unless an event is such that it causes the Portfolio to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time the Portfolio determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Portfolio’s NAV.

Options on securities, currencies, futures and other financial instruments purchased by the Underlying Funds are valued at their last bid price in the case of listed options or at the average of the last bid prices obtained from dealers in the case of OTC Options.

The fair value of other assets is added to the value of all securities positions to arrive at the value of the Portfolio’s total assets. The Portfolio’s liabilities, including accruals for expenses, are deducted from its total assets. Once the total value of the Portfolio’s net assets is so determined, that value is then divided by the total number of shares outstanding (excluding treasury shares), and the result, rounded to the nearest cent, is the NAV per share.

In computing the NAV for a class of shares of the Portfolio, all class-specific liabilities incurred or accrued are deducted from the class’ net assets.  The resulting net assets are divided by the number of shares of the class outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the NAV per share.

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Orders received by dealers prior to Market Close will be confirmed at the offering price computed as of Market Close provided the order is received by the Transfer Agent prior to Market Close that same day.  It is the responsibility of the dealer to insure that all orders are transmitted timely to the Portfolio.  Orders received by dealers after Market Close will be confirmed at the next computed offering price as described in the Prospectus.

PERFORMANCE INFORMATION

The Trust may, from time to time, include the yield and the total return of the Portfolio in advertisements or sales literature.  In the case of Variable Contracts, performance information for the Portfolio will not be advertised or included in sales literature unless accompanied by comparable performance information for the separate account to which the Portfolio offers its shares.

Quotations of yield for the Portfolio will be based on all investment income per share earned during a particular 30-day period (including dividends and interest and calculated in accordance with a standardized yield formula adopted by the SEC), less expenses accrued during the period (“net investment income”), and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

YIELD = 2 [((a-b)/cd + 1)^6 - 1]

where,

a = dividends and interest earned during the period,

b = expenses accrued for the period (net of reimbursements),

c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and

d = the maximum offering price per share on the last day of the period.

Quotations of average annual total return for the Portfolio will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the portfolio over certain periods that will include periods of one, five, and ten years (or, if less, up to the life of the portfolio), calculated pursuant to the following formula: P (1 + T) ^n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period).  Quotations of total return may also be shown for other periods.  All total return figures reflect the deduction of a proportional share of Portfolio expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid.

The following are the Portfolio’s average annual total returns for the periods indicated for the fiscal year ended December 31, 2008:

Portfolio	1 Year	5 Years	10 Years	Since Inception	Date of Inception
American Funds World Allocation(1)	N/A	N/A	N/A	(19.80)%	9/29/08

(1) The Portfolio commenced operations on September 29, 2008.  Reflects the period from September 29, 2008 to December 31, 2008.

Performance information for the Portfolio may be compared, in advertisements, sales literature, and reports to shareholders to: (i) the S&P 500® Index  and the Merrill Lynch U.S. High-Yield BB-B Rated Index, or other indices that measure performance of a pertinent group of securities; (ii) other groups of mutual funds tracked by Lipper Analytical Services, Inc., a widely used independent research firm which ranks mutual funds by

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overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the portfolio.  Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

Reports and promotional literature may also contain other information including: (i) the ranking of any Portfolio derived from rankings of mutual funds or other investment products tracked by Lipper Analytical Services, Inc. or by other rating services, companies, publications, or other persons who rank mutual funds or other investment products on overall performance or other criteria; and (ii) the effect of tax deferred compounding on a portfolio’s investment returns, or returns in general, which may by illustrated by graphs, charts, or otherwise, and which may include a comparison, at various points in time, of the return from an investment in a portfolio of the Trust (or returns in general) on a tax-deferred basis (assuming one or more tax rates) with the return on a taxable basis.

In addition, reports and promotional literature may contain information concerning DSL or affiliates of the Trust, including: (i) performance rankings of other mutual funds managed by DSL, or the individuals employed by DSL who exercise responsibility for the day-to-day management of a portfolio of the Trust, including rankings of mutual funds published by Morningstar, Inc., Value Line Mutual Fund Survey, or other rating services, companies, publications, or other persons who rank mutual funds or other investment products on overall performance or other criteria; (ii) lists of clients, the number of clients, or assets under management; and (iii) information regarding services rendered by DSL, including information related to the selection and monitoring of DSL.  Reports and promotional literature may also contain a description of the type of investor for whom it could be suggested that a portfolio is intended, based upon each portfolio’s investment objectives.

In the case of Variable Contracts, quotations of yield or total return for the Portfolio will not take into account charges and deductions against any separate accounts to which the Portfolio shares are sold or charges and deductions against the life insurance policies or annuity contracts issued by ING USA, although comparable performance information for the separate account will take such charges into account. Performance information for the Portfolio reflects only the performance of a hypothetical investment in the portfolio during the particular time period on which the calculations are based.  Performance information should be considered in light of the Portfolio’s investment objective or objectives and investment policies, the characteristics and quality of the Portfolio, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

TAXES

Shares of the Portfolio may be offered to segregated asset accounts (“Separate Accounts”) of insurance companies as investment options under Variable Contracts.  Shares may also be offered to Qualified Plans outside the Variable Contract and to the Portfolio’s Advisers and its affiliates in connection with the creation or management of the Portfolio. Shares will generally not be offered to other investors.

The Portfolio intends to qualify annually, to be taxed as a regulated investment company (“RIC”) under provisions of Subchapter M the Code.  To qualify for that treatment, the Portfolio must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain, and net gains from certain foreign currency transactions) (“Distribution Requirement”) and must meet several additional requirements.  These requirements include the following: (1) the Portfolio must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or net income derived from an interest in a publicly held partnership, other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies (“Income Requirement”); (2) at the close of each quarter of the Portfolio’s taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S.

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government securities, securities of other RICs, and other securities that, with respect to any one issuer, do not exceed 5% of the value of the Portfolio’s total assets and that do not represent more than 10% of the outstanding voting securities of the issuer; and (3) at the close of each quarter of the Portfolio’s taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer.  If the Portfolio qualifies as a RIC and distributes to its shareholders substantially all of its net income and net capital gains, then the Portfolio should have little or no income taxable to it under the Code.

The Portfolio must comply with the diversification requirements imposed by section 817(h) of the Code and the regulations thereunder.  These requirements, which are in addition to the diversification requirements mentioned above, place certain limitations on the proportion of the Portfolio’s assets that may be represented by any single investment (which includes all securities of the same issuer).  Because Section 817(h) and the underlying regulations treat the assets of the Portfolio as assets of the related Separate Account, these regulations are imposed on the assets of the Portfolio.  Specifically, the regulations provide that, after a one year start-up period or except as permitted by the “safe harbor” described below, as of the end of each calendar quarter or within thirty (30) days thereafter no more than 55% of the total assets of the Portfolio may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments.  For this purpose, all securities of the same issuer are considered a single investment, and each U.S. government agency and instrumentality is considered a separate issuer.  Section 817(h) provides, as a safe harbor, that a Separate Account will be treated as being adequately diversified if the diversification requirements under Subchapter M of the Code are satisfied and no more than 55% of the value of the account’s total assets is attributable to cash and cash items (including receivables), U.S. government securities and securities of other RICs.  Failure of the Portfolio either to qualify as a RIC or to satisfy the Section 817(h) requirements would generally cause the Variable Contracts to lose their favorable tax status and require a contract holder to include in ordinary income any income accrued under the contracts for the current and all prior taxable years.  Under certain circumstances described in the applicable U.S. Treasury regulations, inadvertent failure to satisfy the applicable diversification requirements may be corrected, but such a correction would require a payment to the IRS based on the tax contract holders would have incurred if they were treated as receiving the income on the contract for the period during which the diversification requirements were not satisfied.  Any such failure may also result in adverse tax consequences for the insurance company issuing the contracts.  Failure by the Portfolio to qualify as a RIC would also subject it to federal and state income taxation on all of its taxable income and gain, whether or not distributed to shareholders.

For purposes of these alternative diversification tests, a segregated asset account investing in shares of a RIC will be entitled to “look through” the RIC to its pro rata portion of the RIC’s assets, provided that the shares of such RIC are generally held only by segregated asset accounts of insurance companies and certain fund managers in connection with the creation or management of the Portfolio (a “Closed Fund”).

If the segregated asset account upon which a Variable Contract is based is not “adequately diversified” under the foregoing rules for each calendar quarter, then (a) the Variable Contract is not treated as a VLI Contract or VA Contract under the Code for all subsequent periods during which such account is not “adequately diversified”; and (b) the holders of such contract must include as ordinary income, “the income on the contract” for each taxable year.  Further, the income on a VLI Contract for all prior taxable years is treated as received or accrued during the taxable year of the policyholder in which the contract ceases to meet the definition of a “life insurance contract” under the Code.  The “income on the contract” is, generally the excess of (i) the sum of the increase in the net surrender value of the contract during the taxable year and the cost of the life insurance protection provided under the contract during the year, over (ii) the premiums paid under the contract during the taxable year.  In addition, if the Portfolio does not constitute a Closed Fund, the holders of the contracts and annuities which invest in the Portfolio through a segregated asset account may be treated as owners of Portfolio shares and may be subject to tax on distributions made by the Portfolio.

For a VLI Contract or a VA Contract to qualify for tax deferral, assets in the Separate Accounts supporting the

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contract must be considered to be owned by the insurance company and not by the contract owner.  Under current U.S. tax law, if a contract owner has excessive control over the investments made by a Separate Account, or the underlying fund, the contract owner will be taxed currently on income and gains from the account or fund.  In other words, in such a case of “investor control” the contract owner would not derive the tax benefits normally associated with variable life insurance or variable annuities.

Generally, according to the IRS, there are two ways that impermissible investor control may exist.  The first relates to the design of the contract or the relationship between the contract and a Separate Account or underlying fund.  For example, at various times, the IRS has focused on, among other factors, the number and type of investment choices available pursuant to a given Variable Contract, whether the contract offers access to funds that are available to the general public, the number of transfers that a contract owner may make from one investment option to another, and the degree to which a contract owner may select or control particular investments.

With respect to this first aspect of investor control, we believe that the design of our contracts and the relationship between our contracts and the Portfolio satisfy the current view of the IRS on this subject, such that the investor control doctrine should not apply.  However, because of some uncertainty with respect to this subject and because the IRS may issue further guidance on this subject, we reserve the right to make such changes as we deem necessary or appropriate to reduce the risk that your contract might not qualify as a life insurance contract or as an annuity for tax purposes.

The second way that impermissible investor control might exist concerns your actions.  Under the IRS pronouncements, you may not select or control particular investments, other than choosing among broad investment choices such as selecting a particular Portfolio.  You may not select or direct the purchase or sale of a particular investment of the Portfolio.  All investment decisions concerning the Portfolio must be made by the adviser for the Portfolio in his or her sole and absolute discretion, and not by the contract owner.  Furthermore, under the IRS pronouncements, you may not communicate directly or indirectly with such a adviser or any related investment officers concerning the selection, quality, or rate of return of any specific investment or group of investments held by the Portfolio.

Finally, the IRS may issue additional guidance on the investor control doctrine, which might further restrict your actions or features of the Variable Contract.  Such guidance could be applied retroactively.  If any of the rules outlined above are not complied with, the IRS may seek to tax you currently on income and gains from the Portfolio such that you would not derive the tax benefits normally associated with variable life insurance or variable annuities.  Although highly unlikely, such an event may have an adverse impact on the fund and other Variable Contracts.    You should review your Variable Contract’s Prospectus and SAI and you should consult your own tax advisor as to the possible application of the “investor control” doctrine to you.

If the Portfolio fails to qualify to be taxed as a RIC, the Portfolio will be subject to federal, and possibly state, corporate taxes on its taxable income and gains (without any deduction for its distributions to its shareholders) and distributions to its shareholders will constitute ordinary income to the extent of the Portfolio’s available earnings and profits. Owners of Variable Contracts which have invested in such the Portfolio might be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral.  In addition, if a Portfolio failed to comply with the diversification requirements of section 817(h) of the Code and the regulations thereunder, owners of Variable Contracts which have invested in the Portfolio could be taxed on the investment earnings under their contracts and thereby lose the benefit of tax deferral.  For additional information concerning the consequences of failure to meet the requirements of section 817(h), see the prospectuses for the Variable Contracts.

Generally, a RIC must distribute substantially all of its ordinary income and capital gains in accordance with a calendar year distribution requirement in order to avoid a nondeductible 4% excise tax.  However, the excise tax does not apply when the Portfolio’s only shareholders are segregated asset accounts of life insurance companies held in connection with Variable Contracts and by certain qualified pension plans.  To avoid the

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excise tax, the Portfolio that does not qualify for this exemption intends to make its distributions in accordance with the calendar year distribution requirement.

The use of hedging strategies by the Underlying Funds, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the character and timing of recognition of the income received in connection therewith by the Portfolio. Income from the disposition of foreign currencies (except certain gains there from that may be excluded by future regulations); and income from transactions in options, futures, and forward contracts derived by the Portfolio with respect to its business of investing in securities or foreign currencies, are expected to qualify as permissible income under the income requirement.

Foreign Investments — Underlying Funds investing in foreign securities or currencies may be required to pay withholding, income or other taxes to foreign governments or U.S. possessions.  Foreign tax withholding from dividends and interest, if any, is generally at a rate between 10% and 35%.  The investment yield of any Portfolio that invests in Underlying Funds that invest in foreign securities or currencies is reduced by these foreign taxes.  Owners of Variable Contracts investing in the Portfolio bear the cost of any foreign taxes but will not be able to claim a foreign tax credit or deduction for these foreign taxes.  Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and foreign countries generally do not impose taxes on capital gains in respect of investments by foreign investors.

Certain Underlying Funds may invest in securities of PFICs.  A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive; or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income.  An Underlying Fund investing in securities of PFICs may be subject to U.S. federal income taxes and interest charges, which would reduce the investment yield of an Underlying Fund making such investments.  Owners of Variable Contracts investing in the Portfolio that invest in such an Underlying Fund would indirectly bear the cost of these taxes and interest charges. In certain cases, an Underlying Fund that invests in PFICs may be eligible to make certain elections with respect to securities of PFICs which could reduce taxes and interest charges payable by the Underlying Fund.  However, no assurance can be given that such elections can or will be made.

Real Estate Investment Trusts — Certain Underlying Funds may invest in REITs that hold residual interests in REMICs.  Under U.S. Treasury regulations that have not yet been issued, but when issued may apply retroactively, a portion of a Portfolio’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income  tax in all events.  These regulations are also expected to provide that excess inclusion income of a RIC, such as the Portfolio and the Underlying Funds, will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders: (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions); (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income; and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax.  In addition, if at any time during any taxable year a ‘disqualified organization’ (as defined in the Code) is a record holder of a share in a RIC, then the RIC will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest U.S. federal income tax rate imposed on corporations.

The foregoing is only a general summary of some of the important federal income tax considerations generally affecting the Portfolio and its shareholders.  No attempt is made to present a complete explanation of the federal tax treatment of the Portfolio’s activities, and this discussion and the discussion in the prospectus and/or statements of additional information for the Variable Contracts are not intended as a substitute for careful tax planning.  Accordingly, potential investors are urged to consult their own tax advisors for more

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detailed information and for information regarding any state, local, or foreign taxes applicable to the Variable Contracts and the holders thereof.

OTHER INFORMATION

Capitalization

The Trust is a Massachusetts business trust established under an Agreement and Declaration of Trust dated August 3, 1988, as an open-end management investment company and currently consists of 62 different investment portfolios.  The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with a par value of $0.001 each. The Board may establish additional portfolios (with different investment objectives and fundamental policies) or classes at any time in the future. Establishment and offering of additional portfolios will not alter the rights of the Trust’s shareholders. When issued in accordance with the terms of the Agreement and Declaration of Trust, shares are fully paid, redeemable, freely transferable, and non-assessable by the Trust.  Shares do not have preemptive rights, conversion rights, or subscription rights.  In liquidation of a portfolio of the Trust, each shareholder is entitled to receive his or her pro rata share of the net assets of that portfolio.  The Portfolio is diversified.

Voting Rights

Shareholders of the Portfolio are given certain voting rights. Each share of the Portfolio will be given one vote, unless a different allocation of voting rights is required under applicable law for a mutual fund that is an investment medium for variable insurance products.

Massachusetts business trust law does not require the Trust to hold annual shareholder meetings, although special meetings may be called for the Portfolio, or for the Trust as a whole, for purposes such as electing or removing Trustees, changing fundamental policies, or approving a contract for investment advisory services. The Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust.  In addition, the Agreement and Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares or other voting interests of the Trust may remove a person serving as Trustee either by declaration in writing or at a meeting called for such purpose.  The Trust’s shares do not have cumulative voting rights.  The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee, if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust.  The Trust is required to assist in shareholders’ communications.

Purchase of Shares

If you invest in the Portfolio through a financial intermediary, you may be charged a commission or transaction fee by the financial intermediary for the purchase and sale of the Portfolio’s shares.

Shares of the Portfolio are sold at their respective NAVs (without a sales charge) next computed after receipt of a purchase order by an insurance company whose Separate Account invests in the Trust.

Redemption of Shares

Shares of the Portfolio may be redeemed on any business day. Redemptions are effected at the per share NAV next determined after receipt of the redemption request by an insurance company whose Separate Account invests in the Portfolio.  Redemption proceeds normally will be paid within seven days following receipt of instructions in proper form.  The right of redemption may be suspended by the Trust or the payment date postponed beyond seven days when the NYSE is closed (other than customary weekend and holiday closings) or for any period during which trading thereon is restricted because an emergency exists, as determined by the SEC, making disposal of portfolio securities or valuation of net assets not reasonably practicable, and

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whenever the SEC has by order permitted such suspension or postponement for the protection of shareholders.  If the Board should determine that it would be detrimental to the best interests of the remaining shareholders of the Portfolio to make payment wholly or partly in cash, the Portfolio may pay the redemption price in whole or in part by a distribution in kind of securities from the portfolio of the Portfolio, in lieu of cash, in conformity with applicable rules of the SEC.  If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash.

If you invest in the Portfolio through a financial intermediary, you may be charged a commission or transaction fee by the financial intermediary for the purchase and sale of the Portfolio’s shares.

Exchanges

Shares of the same class of any one portfolio of the Trust may be exchanged for shares of the same class of any of the other investment portfolios of the Trust.  Exchanges are treated as a redemption of shares of one portfolio of the Trust and a purchase of shares of one or more of the other portfolios of the Trust and are effected at the respective NAVs per share of each portfolio on the date of the exchange.  The Trust reserves the right to modify or discontinue its exchange privilege at any time without notice. Variable Contract owners do not deal directly with the Trust with respect to the purchase, redemption, or exchange of shares of the portfolios, and should refer to the Prospectus for the applicable Variable Contract for information on allocation of premiums and on transfers of contract value among divisions of the pertinent insurance company Separate Account that invest in a portfolio of the Trust.

The Trust reserves the right to discontinue offering shares of the portfolio at any time.  In the event that a portfolio ceases offering its shares, any investments allocated by an insurance company to such portfolio will be invested in the ING Liquid Assets Portfolio of the Trust or any successor to such portfolio.

CUSTODIAN

The Bank of New York Mellon, One Wall Street, New York, NY, 10286, serves as Custodian of the Trust’s securities and cash and is responsible for safekeeping the Trust’s assets and portfolio accounting services for the Portfolio.

TRANSFER AGENT

PNC Global Investment Servicing (U.S.) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809 serves as the Transfer Agent and dividend-paying agent for the Portfolio.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP, 99 High Street, Boston, MA 02110, serves as the independent registered public accounting firm to the Portfolio.  KPMG LLP  provides audit and tax services, and assistance and consultation in connection with SEC filings.

LEGAL COUNSEL

Legal matters for the Trust are passed upon by Dechert LLP, 1775 I Street, N.W., Washington, D.C. 20006.

REGISTRATION STATEMENT

This SAI and the accompanying Prospectus do not contain all the information included in the Trust’s Registration Statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectus.  Certain portions of the Registration Statement have been omitted pursuant to the rules and regulations of the SEC.

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The Registration Statement, including any exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

FINANCIAL STATEMENTS

Financial statements for the Portfolio for the fiscal year ended December 31, 2008 are included in the Portfolio’s annual and un-audited semi-annual shareholder reports and may be obtained without charge by contacing the Trust at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258, (800) 366-0066.

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APPENDIX A:  DESCRIPTION OF BOND RATINGS

Excerpts from Moody’s Investors Service, Inc.’s (“Moody’s”) description of its bond ratings:

Aaa - judged to be the best quality; they carry the smallest degree of investment risk.  Aa - judged to be of high quality by all standards; together with the Aaa group, they comprise what are generally known as high grade bonds. A - possess many favorable investment attributes and are to be considered as “upper medium grade obligations.” Baa - considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured; interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Ba - judged to have speculative elements; their future cannot be considered as well assured.  B - generally lack characteristics of the desirable investment.  Caa - are of poor standing; such issues may be in default or there may be present elements of danger with respect to principal or interest.  Ca - speculative in a high degree; often in default.  C - lowest rate class of bonds; regarded as having extremely poor prospects.

Moody’s also applies numerical indicators 1, 2, and 3 to rating categories.  The modifier 1 indicates that the security is in the higher end of its rating category; 2 indicates a mid-range ranking; and 3 indicates a ranking toward the lower end of the category.

Excerpts from Standard & Poor’s Ratings Services (“S&P”) description of its bond ratings:

AAA - highest grade obligations; capacity to pay interest and repay principal is extremely strong. AA - also qualify as high grade obligations; a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.  A - regarded as upper medium grade; they have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.  BBB - regarded as having an adequate capacity to pay interest and repay principal; whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity than in higher rated categories - this group is the lowest which qualifies for commercial bank investment.  BB, B, CCC, CC, C- predominately speculative with respect to capacity to pay interest and repay principal in accordance with terms of the obligation: BB indicates the lowest degree of speculation and C the highest.

S&P applies indicators “+”, no character, and “-” to its rating categories.  The indicators show relative standing within the major rating categories.

DESCRIPTION OF MOODY’S RATINGS OF NOTES AND VARIABLE RATE DEMAND INSTRUMENTS:

Moody’s ratings for municipal short-term obligations will be designated Moody’s Investment Grade or MIG.  Such ratings recognize the differences between short-term credit and long-term risk.  Short-term ratings on issues with demand features (variable rate demand obligations) are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payments relying on external liquidity.

MIG 1/VMIG 1: This designation denotes superior credit quality.  Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2: This denotes strong credit quality.  Margins of protection are ample, although not as large as in the preceding group.

A-1

DESCRIPTION OF MOODY’S TAX-EXEMPT COMMERCIAL PAPER RATINGS:

Moody’s commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations which have an original maturity not exceeding nine months.  Moody’s makes no representation that such obligations are exempt from registration under the 1933 Act, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law.  The following designations, all judged to be investment grade, indicate the relative repayment ability of rated issuers of securities in which the Trust may invest:

PRIME-1: Issuers rates Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term promissory obligations.

PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.

DESCRIPTION OF S&P’S RATINGS FOR MUNICIPAL BONDS:

INVESTMENT-GRADE

AAA: Debt rated “AAA” has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated “AA” has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

A: Debt rated “A” has strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated “BBB” is regarded as having an adequate capacity to pay interest and repay principal.  Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

BB, B, CCC, CC: Debt rated in these categories is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal.  While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CI: The “CI” rating is reserved for income bonds on which no interest is being paid.

D: Debt rated “D” is in default, and repayment of interest and/or repayment of principal is in arrears.

PLUS (+) OR MINUS (-): The ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

DESCRIPTION OF S&P’S RATINGS FOR INVESTMENT-GRADE MUNICIPAL NOTES AND SHORT-TERM DEMAND OBLIGATIONS:

SP-1: Issues carrying this designation have a very strong or strong capacity to pay principal and interest.  Those issued determined to possess overwhelming safety characteristics will be given a plus (+) designation.

A-2

SP-2: Issues carrying this designation have a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

DESCRIPTION OF S&P’S RATINGS FOR DEMAND OBLIGATIONS AND TAX-EXEMPT COMMERCIAL PAPER:

An S&P commercial paper rating is a current assessment of the likelihood of timely repayment of debt having an original maturity of no more than 365 days.  The two rating categories for securities in which the Trust may invest are as follows:

A-1: This highest category indicates that the degree of safety regarding timely payment is strong.  Those issues determined to possess extremely strong safety characteristics will be denoted with a plus (+) designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory.  However, the relative degree of safety is not as high as for issues designated “A-1.”

A-3

APPENDIX B - PROXY VOTING PROCEDURES AND GUIDELINES

ING FUNDS

PROXY VOTING PROCEDURES AND GUIDELINES

Effective Date:  July 10, 2003

Revision Date:  March 27, 2009

I.              INTRODUCTION

The following are the Proxy Voting Procedures and Guidelines (the “Procedures and Guidelines”) of the ING Funds set forth on Exhibit 1 attached hereto and each portfolio or series thereof, except for any “Sub-Adviser-Voted Series” identified on Exhibit 1 and further described in Section III below (each non-Sub-Adviser-Voted Series hereinafter referred to as a “Fund” and collectively, the “Funds”).  The purpose of these Procedures and Guidelines is to set forth the process by which each Fund subject to these Procedures and Guidelines will vote proxies related to the equity assets in its investment portfolio (the “portfolio securities”).  The Procedures and Guidelines have been approved by the Funds’ Boards of Trustees/Directors(1) (each a “Board” and collectively, the “Boards”), including a majority of the independent Trustees/Directors(2) of the Board.  These Procedures and Guidelines may be amended only by the Board.  The Board shall review these Procedures and Guidelines at its discretion, and make any revisions thereto as deemed appropriate by the Board.

II.                                     COMPLIANCE COMMITTEE

The Boards hereby delegate to the Compliance Committee of each Board (each a “Committee” and collectively, the “Committees”) the authority and responsibility to oversee the implementation of these Procedures and Guidelines, and where applicable, to make determinations on behalf of the Board with respect to the voting of proxies on behalf of each Fund.  Furthermore, the Boards hereby delegate to each Committee the authority to review and approve material changes to proxy voting procedures of any Fund’s investment adviser (the “Adviser”).  The Proxy Voting Procedures of the Adviser (the “Adviser Procedures”) are attached hereto as Exhibit 2.  Any determination regarding the voting of proxies of each Fund that is made by a Committee, or any member thereof, as permitted herein, shall be deemed to be a good faith determination regarding the voting of proxies by the full Board.  Each Committee

(1)

Reference in these Procedures to one or more Funds shall, as applicable, mean those Funds that are under the jurisdiction of the particular Board or Compliance Committee at issue.  No provision in these Procedures is intended to impose any duty upon the particular Board or Compliance Committee with respect to any other Fund.

(2)	The independent Trustees/Directors are those Board members who are not “interested persons” of the Funds within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

B-1

may rely on the Adviser through the Agent, Proxy Coordinator and/or Proxy Group (as such terms are defined for purposes of the Adviser Procedures) to deal in the first instance with the application of these Procedures and Guidelines.  Each Committee shall conduct itself in accordance with its charter.

III.                                 DELEGATION OF VOTING AUTHORITY

Except as otherwise provided for herein, the Board hereby delegates to the Adviser to each Fund the authority and responsibility to vote all proxies with respect to all portfolio securities of the Fund in accordance with then current proxy voting procedures and guidelines that have been approved by the Board.  The Board may revoke such delegation with respect to any proxy or proposal, and assume the responsibility of voting any Fund proxy or proxies as it deems appropriate.  Non-material amendments to the Procedures and Guidelines may be approved for immediate implementation by the President or Chief Financial Officer of a Fund, subject to ratification at the next regularly scheduled meeting of the Compliance Committee.

A Board may elect to delegate the voting of proxies to the Sub-Adviser of a portfolio or series of the ING Funds.  In so doing, the Board shall also approve the Sub-Adviser’s proxy policies for implementation on behalf of such portfolio or series (a “Sub-Adviser-Voted Series”).  Sub-Adviser-Voted Series shall not be covered under these Procedures and Guidelines but rather shall be covered by such Sub-Adviser’s proxy policies, provided that the Board, including a majority of the independent Trustees/Directors(1), has approved them on behalf of such Sub-Adviser-Voted Series.

When a Fund participates in the lending of its securities and the securities are on loan at record date, proxies related to such securities will not be forwarded to the Adviser by the Fund’s custodian and therefore will not be voted.  However, the Adviser shall use best efforts to recall or restrict specific securities from loan for the purpose of facilitating a “material” vote as described in the Adviser Procedures.

Funds that are “funds-of-funds” will “echo” vote their interests in underlying mutual funds, which may include ING Funds (or portfolios or series thereof) other than those set forth on Exhibit 1 attached hereto.  This means that, if the fund-of-funds must vote on a proposal with respect to an underlying investment company, the fund-of-funds will vote its interest in that underlying fund in the same proportion all other shareholders in the investment company voted their interests.

A fund that is a “feeder” fund in a master-feeder structure does not echo vote.  Rather, it passes votes requested by the underlying master fund to its shareholders.  This means that, if the feeder fund is solicited by the master fund, it will request instructions from its own shareholders, either directly or, in the case of an insurance-dedicated Fund, through an insurance product or retirement plan, as to the manner in which to vote its interest in an underlying master fund.

(1)	The independent Trustees/Directors are those Board members who are not “interested persons” of the Funds within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

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When a Fund is a feeder in a master-feeder structure, proxies for the portfolio securities owned by the master fund will be voted pursuant to the master fund’s proxy voting policies and procedures.  As such, and except as otherwise noted herein with respect to vote reporting requirements, feeder Funds shall not be subject to these Procedures and Guidelines.

IV.                                APPROVAL AND REVIEW OF PROCEDURES

Each Fund’s Adviser has adopted proxy voting procedures in connection with the voting of portfolio securities for the Funds as attached hereto in Exhibit 2.  The Board hereby approves such procedures.  All material changes to the Adviser Procedures must be approved by the Board or the Compliance Committee prior to implementation; however, the President or Chief Financial Officer of a Fund may make such non-material changes as they deem appropriate, subject to ratification by the Board or the Compliance Committee at its next regularly scheduled meeting.

V.                                    VOTING PROCEDURES AND GUIDELINES

The Guidelines that are set forth in Exhibit 3 hereto specify the manner in which the Funds generally will vote with respect to the proposals discussed therein.

Unless otherwise noted, the defined terms used hereafter shall have the same meaning as defined in the Adviser Procedures

A.                                   Routine Matters

The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear “For,” “Against,” “Withhold” or “Abstain” on a proposal.  However, the Agent shall be directed to refer any proxy proposal to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear, it appears to involve unusual or controversial issues, or an Investment Professional (as such term is defined for purposes of the Adviser Procedures) recommends a vote contrary to the Guidelines.

B.            Matters Requiring Case-by-Case Consideration

The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted “case-by-case” consideration.

Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

Except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation, the Proxy Coordinator will forward the Agent’s analysis and recommendation and/or any

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research obtained from the Investment Professional(s), the Agent or any other source to the Proxy Group.  The Proxy Group may consult with the Agent and/or Investment Professional(s), as it deems necessary.

The Proxy Coordinator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration.  In the event quorum requirements cannot be timely met in connection with a voting deadline, it shall be the policy of the Funds to vote in accordance with the Agent’s recommendation, unless the Agent’s recommendation is deemed to be conflicted as provided for under the Adviser Procedures, in which case no action shall be taken on such matter (i.e., a “Non-Vote”).

1.               Within-Guidelines Votes:  Votes in Accordance with a Fund’s Guidelines and/or, where applicable, Agent Recommendation

In the event the Proxy Group, and where applicable, any Investment Professional participating in the voting process, recommend a vote Within Guidelines, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in this manner.  Except as provided for herein, no Conflicts Report (as such term is defined for purposes of the Adviser Procedures) is required in connection with Within-Guidelines Votes.

2.     Non-Votes:  Votes in Which No Action is Taken

The Proxy Group may recommend that a Fund refrain from voting under circumstances including, but not limited to, the following:  (1) if the economic effect on shareholders’ interests or the value of the portfolio holding is indeterminable or insignificant, e.g., proxies in connection with fractional shares, securities no longer held in the portfolio of an ING Fund or proxies being considered on behalf of a Fund that is no longer in existence; or (2) if the cost of voting a proxy outweighs the benefits, e.g., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security.  In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy.  The Proxy Group may provide the Proxy Coordinator with standing instructions on parameters that would dictate a Non-Vote without the Proxy Group’s review of a specific proxy.  It is noted a Non-Vote determination would generally not be made in connection with voting rights received pursuant to class action participation; while a Fund may no longer hold the security, a continuing economic effect on shareholders’ interests is likely.

Reasonable efforts shall be made to secure and vote all other proxies for the Funds, but, particularly in markets in which shareholders’ rights are limited, Non-Votes may also occur in connection with a Fund’s related inability to timely access ballots or other proxy information in connection with its portfolio securities.

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Non-Votes may also result in certain cases in which the Agent’s recommendation has been deemed to be conflicted, as described in V.B. above and V.B.4. below.

3.               Out-of-Guidelines Votes:  Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent’s Recommendation is Conflicted

If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter requiring case-by-case consideration and the Procedures and Guidelines are silent, or the Agent’s recommendation on a matter requiring case-by-case consideration is deemed to be conflicted as provided for under the Adviser Procedures, the Proxy Coordinator will then request that all members of the Proxy Group, including any members not in attendance at the meeting at which the relevant proxy is being considered, and each Investment Professional participating in the voting process complete a Conflicts Report (as such term is defined for purposes of the Adviser Procedures).  As provided for in the Adviser Procedures, the Proxy Coordinator shall be responsible for identifying to Counsel potential conflicts of interest with respect to the Agent.

If Counsel determines that a conflict of interest appears to exist with respect to the Agent, any member of the Proxy Group or the participating Investment Professional(s), the Proxy Coordinator will then contact the Compliance Committee(s) and forward to such Committee(s) all information relevant to their review, including the following materials or a summary thereof:  the applicable Procedures and Guidelines, the recommendation of the Agent, where applicable, the recommendation of the Investment Professional(s), where applicable, any resources used by the Proxy Group in arriving at its recommendation, the Conflicts Report and any other written materials establishing whether a conflict of interest exists, and findings of Counsel (as such term is defined for purposes of the Adviser Procedures).  Upon Counsel’s finding that a conflict of interest exists with respect to one or more members of the Proxy Group or the Advisers generally, the remaining members of the Proxy Group shall not be required to complete a Conflicts Report in connection with the proxy.

If Counsel determines that there does not appear to be a conflict of interest with respect to the Agent, any member of the Proxy Group or the participating Investment Professional(s), the Proxy Coordinator will instruct the Agent to vote the proxy as recommended by the Proxy Group.

4.     Referrals to a Fund’s Compliance Committee

A Fund’s Compliance Committee may consider all recommendations, analysis, research and Conflicts Reports provided to it by the Agent, Proxy Group and/or Investment Professional(s), and any other written materials used to establish

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whether a conflict of interest exists, in determining how to vote the proxies referred to the Committee.  The Committee will instruct the Agent through the Proxy Coordinator how to vote such referred proposals.

The Proxy Coordinator shall use best efforts to timely refer matters to a Fund’s Committee for its consideration.  In the event any such matter cannot be timely referred to or considered by the Committee, it shall be the policy of the Funds to vote in accordance with the Agent’s recommendation, unless the Agent’s recommendation is conflicted on a matter requiring case-by-case consideration, in which case no action shall be taken on such matter (i.e., a “Non-Vote”).

The Proxy Coordinator will maintain a record of all proxy questions that have been referred to a Fund’s Committee, all applicable recommendations, analysis, research and Conflicts Reports.

VI.                                CONFLICTS OF INTEREST

In all cases in which a vote has not been clearly determined in advance by the Procedures and Guidelines or for which the Proxy Group recommends an Out-of-Guidelines Vote, and Counsel has determined that a conflict of interest appears to exist with respect to the Agent, any member of the Proxy Group, or any Investment Professional participating in the voting process, the proposal shall be referred to the Fund’s Committee for determination so that the Adviser shall have no opportunity to vote a Fund’s proxy in a situation in which it or the Agent may be deemed to have a conflict of interest.  In the event a member of a Fund’s Committee believes he/she has a conflict of interest that would preclude him/her from making a voting determination in the best interests of the beneficial owners of the applicable Fund, such Committee member shall so advise the Proxy Coordinator and recuse himself/herself with respect to determinations regarding the relevant proxy.

VII.                            REPORTING AND RECORD RETENTION

Annually in August, each Fund will post its proxy voting record or a link thereto, for the prior one-year period ending on June 30th on the ING Funds website.  No proxy voting record will be posted on the ING Funds website for any Fund that is a feeder in a master/feeder structure; however, a cross-reference to that of the master fund’s proxy voting record as filed in the SEC’s EDGAR database will be posted on the ING Funds website.  The proxy voting record for each Fund will also be available in the EDGAR database on the SEC’s website.

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EXHIBIT 1

to the

ING Funds

Proxy Voting Procedures

ING ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

ING EQUITY TRUST

ING FUNDS TRUST

ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

ING INFRASTRUCTURE DEVELOPMENT EQUITY FUND

ING INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

ING INVESTMENT FUNDS, INC.

ING INVESTORS TRUST(1)

ING MAYFLOWER TRUST

ING MUTUAL FUNDS

ING PARTNERS, INC.

ING PRIME RATE TRUST

ING RISK MANAGED NATURAL RESOURCES FUND

ING SENIOR INCOME FUND

ING SEPARATE PORTFOLIOS TRUST

ING VARIABLE INSURANCE TRUST

ING VARIABLE PRODUCTS TRUST

(1)	Sub-Adviser-Voted Series: ING Franklin Mutual Shares Portfolio

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EXHIBIT 2

to the

ING Funds

Proxy Voting Procedures

ING INVESTMENTS, LLC,

ING INVESTMENT MANAGEMENT CO.

AND

DIRECTED SERVICES LLC

PROXY VOTING PROCEDURES

I.              INTRODUCTION

ING Investments, LLC, ING Investment Management Co. and Directed Services LLC (each an “Adviser” and collectively, the “Advisers”) are the investment advisers for the registered investment companies and each series or portfolio thereof (each a “Fund” and collectively, the “Funds”) comprising the ING family of funds.  As such, the Advisers have been delegated the authority to vote proxies with respect to securities for certain Funds over which they have day-to-day portfolio management responsibility.

The Advisers will abide by the proxy voting guidelines adopted by a Fund’s respective Board of Directors or Trustees (each a “Board” and collectively, the “Boards”) with regard to the voting of proxies unless otherwise provided in the proxy voting procedures adopted by a Fund’s Board.

In voting proxies, the Advisers are guided by general fiduciary principles.  Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages.  The Advisers will not subordinate the interest of beneficial owners to unrelated objectives.  Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

The following are the Proxy Voting Procedures of ING Investments, LLC, ING Investment Management Co. and Directed Services LLC (the “Adviser Procedures”) with respect to the voting of proxies on behalf of their client Funds as approved by the respective Board of each Fund.

Unless otherwise noted, best efforts shall be used to vote proxies in all instances.

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II.            ROLES AND RESPONSIBILITIES

A.            Proxy Coordinator

The Proxy Coordinator identified in Appendix 1 will assist in the coordination of the voting of each Fund’s proxies in accordance with the ING Funds Proxy Voting Procedures and Guidelines (the “Procedures” or “Guidelines” and collectively the “Procedures and Guidelines”).  The Proxy Coordinator is authorized to direct the Agent to vote a Fund’s proxy in accordance with the Procedures and Guidelines unless the Proxy Coordinator receives a recommendation from an Investment Professional (as described below) to vote contrary to the Procedures and Guidelines.  In such event, and in connection with proxy proposals requiring case-by-case consideration (except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation), the Proxy Coordinator will call a meeting of the Proxy Group (as described below).

Responsibilities assigned herein to the Proxy Coordinator, or activities in support thereof, may be performed by such members of the Proxy Group or employees of the Advisers’ affiliates as are deemed appropriate by the Proxy Group.

Unless specified otherwise, information provided to the Proxy Coordinator in connection with duties of the parties described herein shall be deemed delivered to the Advisers.

B.            Agent

An independent proxy voting service (the “Agent”), as approved by the Board of each Fund, shall be engaged to assist in the voting of Fund proxies for publicly traded securities through the provision of vote analysis, implementation, recordkeeping and disclosure services.  The Agent is ISS Governance Services, a unit of RiskMetrics Group, Inc.  The Agent is responsible for coordinating with the Funds’ custodians to ensure that all proxy materials received by the custodians relating to the portfolio securities are processed in a timely fashion.  To the extent applicable, the Agent is required to vote and/or refer all proxies in accordance with these Adviser Procedures.  The Agent will retain a record of all proxy votes handled by the Agent.  Such record must reflect all the information required to be disclosed in a Fund’s Form N-PX pursuant to Rule 30b1-4 under the Investment Company Act.  In addition, the Agent is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to the Adviser upon request.

The Agent shall be instructed to vote all proxies in accordance with a Fund’s Guidelines, except as otherwise instructed through the Proxy Coordinator by the Adviser’s Proxy Group or a Fund’s Compliance Committee (“Committee”).

The Agent shall be instructed to obtain all proxies from the Funds’ custodians and to review each proxy proposal against the Guidelines.  The Agent also shall be requested to

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call the Proxy Coordinator’s attention to specific proxy proposals that although governed by the Guidelines appear to involve unusual or controversial issues.

Subject to the oversight of the Advisers, the Agent shall establish and maintain adequate internal controls and policies in connection with the provision of proxy voting services voting to the Advisers, including methods to reasonably ensure that its analysis and recommendations are not influenced by conflict of interest, and shall disclose such controls and policies to the Advisers when and as provided for herein.  Unless otherwise specified, references herein to recommendations of the Agent shall refer to those in which no conflict of interest has been identified.

C.                                     Proxy Group

The Adviser shall establish a Proxy Group (the “Group” or “Proxy Group”) which shall assist in the review of the Agent’s recommendations when a proxy voting issue is referred to the Group through the Proxy Coordinator.  The members of the Proxy Group, which may include employees of the Advisers’ affiliates, are identified in Appendix 1, as may be amended from time at the Advisers’ discretion.

A minimum of four (4) members of the Proxy Group (or three (3) if one member of the quorum is either the Fund’s Chief Investment Risk Officer or Chief Financial Officer) shall constitute a quorum for purposes of taking action at any meeting of the Group.  The vote of a simple majority of the members present and voting shall determine any matter submitted to a vote.  Tie votes shall be broken by securing the vote of members not present at the meeting; provided, however, that the Proxy Coordinator shall ensure compliance with all applicable voting and conflict of interest procedures and shall use best efforts to secure votes from all or as many absent members as may reasonably be accomplished.  The Proxy Group may meet in person or by telephone.  The Proxy Group also may take action via electronic mail in lieu of a meeting, provided that each Group member has received a copy of any relevant electronic mail transmissions circulated by each other participating Group member prior to voting and provided that the Proxy Coordinator follows the directions of a majority of a quorum (as defined above) responding via electronic mail.  For all votes taken in person or by telephone or teleconference, the vote shall be taken outside the presence of any person other than the members of the Proxy Group and such other persons whose attendance may be deemed appropriate by the Proxy Group from time to time in furtherance of its duties or the day-to-day administration of the Funds.  In its discretion, the Proxy Group may provide the Proxy Coordinator with standing instructions to perform responsibilities assigned herein to the Proxy Group, or activities in support thereof, on its behalf, provided that such instructions do not contravene any requirements of these Adviser Procedures or a Fund’s Procedures and Guidelines.

A meeting of the Proxy Group will be held whenever (1) the Proxy Coordinator receives a recommendation from an Investment Professional to vote a Fund’s proxy contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, (2) the Agent has made no recommendation with respect to a vote on a proposal, or (3) a

B-10

matter requires case-by-case consideration, including those in which the Agent’s recommendation is deemed to be conflicted as provided for under these Adviser Procedures, provided that, if the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation and no issue of conflict must be considered, the Proxy Coordinator may implement the instructions without calling a meeting of the Proxy Group.

For each proposal referred to the Proxy Group, it will review (1) the relevant Procedures and Guidelines, (2) the recommendation of the Agent, if any, (3) the recommendation of the Investment Professional(s), if any, and (4) any other resources that any member of the Proxy Group deems appropriate to aid in a determination of a recommendation.

If the Proxy Group recommends that a Fund vote in accordance with the Procedures and Guidelines, or the recommendation of the Agent, where applicable, it shall instruct the Proxy Coordinator to so advise the Agent.

If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, or if the Agent’s recommendation on a matter requiring case-by-case consideration is deemed to be conflicted, it shall follow the procedures for such voting as established by a Fund’s Board.

The Proxy Coordinator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration.  In the event quorum requirements cannot be timely met in connection with to a voting deadline, the Proxy Coordinator shall follow the procedures for such voting as established by a Fund’s Board.

D.                                  Investment Professionals

The Funds’ Advisers, sub-advisers and/or portfolio managers (each referred to herein as an “Investment Professional” and collectively, “Investment Professionals”) may submit, or be asked to submit, a recommendation to the Proxy Group regarding the voting of proxies related to the portfolio securities over which they have day-to-day portfolio management responsibility.  The Investment Professionals may accompany their recommendation with any other research materials that they deem appropriate or with a request that the vote be deemed “material” in the context of the portfolio(s) they manage, such that lending activity on behalf of such portfolio(s) with respect to the relevant security should be reviewed by the Proxy Group and considered for recall and/or restriction.  Input from the relevant sub-advisers and/or portfolio managers shall be given primary consideration in the Proxy Group’s determination of whether a given proxy vote is to be deemed material and the associated security accordingly restricted from lending.  The determination that a vote is material in the context of a Fund’s portfolio shall not mean that such vote is considered material across all Funds voting that meeting.  In order to recall or restrict shares timely for material voting purposes, the Proxy Group shall use best efforts to consider, and when deemed appropriate, to act upon, such requests timely, and requests to review lending activity in connection with a potentially material vote may

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be initiated by any relevant Investment Professional and submitted for the Proxy Group’s consideration at any time.

III.                             VOTING PROCEDURES

A.                                   In all cases, the Adviser shall follow the voting procedures as set forth in the Procedures and Guidelines of the Fund on whose behalf the Adviser is exercising delegated authority to vote.

B.                                     Routine Matters

The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear “For,” “Against,” “Withhold” or “Abstain” on a proposal.  However, the Agent shall be directed to refer any proxy proposal to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear, it appears to involve unusual or controversial issues, or an Investment Professional recommends a vote contrary to the Guidelines.

C.                                   Matters Requiring Case-by-Case Consideration

The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted “case-by-case” consideration.

Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

Except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation, the Proxy Coordinator will forward the Agent’s analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent or any other source to the Proxy Group.  The Proxy Group may consult with the Agent and/or Investment Professional(s), as it deems necessary.

1.               Within-Guidelines Votes:  Votes in Accordance with a Fund’s Guidelines and/or, where applicable, Agent Recommendation

In the event the Proxy Group, and where applicable, any Investment Professional participating in the voting process, recommend a vote Within Guidelines, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in this manner.  Except as provided for herein, no Conflicts Report (as such term is defined herein) is required in connection with Within-Guidelines Votes.

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2.               Non-Votes:  Votes in Which No Action is Taken

The Proxy Group may recommend that a Fund refrain from voting under circumstances including, but not limited to, the following:  (1) if the economic effect on shareholders’ interests or the value of the portfolio holding is indeterminable or insignificant, e.g., proxies in connection with fractional shares, securities no longer held in the portfolio of an ING Fund or proxies being considered on behalf of a Fund that is no longer in existence; or (2) if the cost of voting a proxy outweighs the benefits, e.g., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security.  In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy.  The Proxy Group may provide the Proxy Coordinator with standing instructions on parameters that would dictate a Non-Vote without the Proxy Group’s review of a specific proxy.  It is noted a Non-Vote determination would generally not be made in connection with voting rights received pursuant to class action participation; while a Fund may no longer hold the security, a continuing economic effect on shareholders’ interests is likely.

Reasonable efforts shall be made to secure and vote all other proxies for the Funds, but, particularly in markets in which shareholders’ rights are limited, Non-Votes may also occur in connection with a Fund’s related inability to timely access ballots or other proxy information in connection with its portfolio securities.

Non-Votes may also result in certain cases in which the Agent’s recommendation has been deemed to be conflicted, as provided for in the Funds’ Procedures.

3.               Out-of-Guidelines Votes:  Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent’s Recommendation is Conflicted

If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter requiring case-by-case consideration and the Procedures and Guidelines are silent, or the Agent’s recommendation on a matter requiring case-by-case consideration is deemed to be conflicted as provided for under these Adviser Procedures, the Proxy Coordinator will then implement the procedures for handling such votes as adopted by the Fund’s Board.

4.               The Proxy Coordinator will maintain a record of all proxy questions that have been referred to a Fund’s Compliance Committee, all applicable recommendations, analysis, research and Conflicts Reports.

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IV.                               ASSESSMENT OF THE AGENT AND CONFLICTS OF INTEREST

In furtherance of the Advisers’ fiduciary duty to the Funds and their beneficial owners, the Advisers shall establish the following:

A.                                 Assessment of the Agent

The Advisers shall establish that the Agent (1) is independent from the Advisers, (2) has resources that indicate it can competently provide analysis of proxy issues and (3) can make recommendations in an impartial manner and in the best interests of the Funds and their beneficial owners.  The Advisers shall utilize, and the Agent shall comply with, such methods for establishing the foregoing as the Advisers may deem reasonably appropriate and shall do not less than annually as well as prior to engaging the services of any new proxy service.  The Agent shall also notify the Advisers in writing within fifteen (15) calendar days of any material change to information previously provided to an Adviser in connection with establishing the Agent’s independence, competence or impartiality.

Information provided in connection with assessment of the Agent shall be forwarded to a member of the mutual funds practice group of ING US Legal Services (“Counsel”) for review.  Counsel shall review such information and advise the Proxy Coordinator as to whether a material concern exists and if so, determine the most appropriate course of action to eliminate such concern.

B.                                   Conflicts of Interest

The Advisers shall establish and maintain procedures to identify and address conflicts that may arise from time to time concerning the Agent.  Upon the Advisers’ request, which shall be not less than annually, and within fifteen (15) calendar days of any material change to such information previously provided to an Adviser, the Agent shall provide the Advisers with such information as the Advisers deem reasonable and appropriate for use in determining material relationships of the Agent that may pose a conflict of interest with respect to the Agent’s proxy analysis or recommendations.  The Proxy Coordinator shall forward all such information to Counsel for review.  Counsel shall review such information and provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present.  Matters as to which a material conflict of interest is deemed to be present shall be handled as provided in the Fund’s Procedures and Guidelines.

In connection with their participation in the voting process for portfolio securities, each member of the Proxy Group, and each Investment Professional participating in the voting process, must act solely in the best interests of the beneficial owners of the applicable Fund.  The members of the Proxy Group may not subordinate the interests of the Fund’s beneficial owners to unrelated objectives, including

B-14

taking steps to reasonably insulate the voting process from any conflict of interest that may exist in connection with the Agent’s services or utilization thereof.

For all matters for which the Proxy Group recommends an Out-of-Guidelines Vote, or for which a recommendation contrary to that of the Agent or the Guidelines has been received from an Investment Professional and is to be utilized, the Proxy Coordinator will implement the procedures for handling such votes as adopted by the Fund’s Board, including completion of such Conflicts Reports as may be required under the Fund’s Procedures.  Completed Conflicts Reports shall be provided to the Proxy Coordinator within two (2) business days.  Such Conflicts Report should describe any known conflicts of either a business or personal nature, and set forth any contacts with respect to the referral item with non-investment personnel in its organization or with outside parties (except for routine communications from proxy solicitors).  The Conflicts Report should also include written confirmation that any recommendation from an Investment Professional provided in connection with an Out-of-Guidelines Vote or under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

The Proxy Coordinator shall forward all Conflicts Reports to Counsel for review.  Counsel shall review each report and provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present.  Matters as to which a material conflict of interest is deemed to be present shall be handled as provided in the Fund’s Procedures and Guidelines.

V.                                   REPORTING AND RECORD RETENTION

The Adviser shall maintain the records required by Rule 204-2(c)(2), as may be amended from time to time, including the following: (1) A copy of each proxy statement received regarding a Fund’s portfolio securities.  Such proxy statements received from issuers are available either in the SEC’s EDGAR database or are kept by the Agent and are available upon request. (2) A record of each vote cast on behalf of a Fund. (3) A copy of any document created by the Adviser that was material to making a decision how to vote a proxy, or that memorializes the basis for that decision. (4) A copy of written requests for Fund proxy voting information and any written response thereto or to any oral request for information on how the Adviser voted proxies on behalf of a Fund.  All proxy voting materials and supporting documentation will be retained for a minimum of six (6) years.

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APPENDIX 1

to the

Advisers’ Proxy Voting Procedures

Proxy Group for registered investment company clients of ING Investments, LLC, ING Investment Management Co. and Directed Services LLC:

Name	Title or Affiliation

Stanley D. Vyner	Chief Investment Risk Officer and Executive Vice President, ING Investments, LLC

Todd Modic	Senior Vice President, ING Funds Services, LLC and ING Investments, LLC; and Chief Financial Officer of the ING Funds

Maria Anderson	Vice President of Fund Compliance, ING Funds Services, LLC

Karla J. Bos	Proxy Coordinator for the ING Funds and Assistant Vice President — Special Projects, ING Funds Services, LLC

Julius A. Drelick III, CFA	Vice President, Platform Product Management and Project Management, ING Funds Services, LLC

Harley Eisner	Vice President of Financial Analysis, ING Funds Services, LLC

Theresa K. Kelety, Esq.	Senior Counsel, ING Americas US Legal Services

Effective as of January 1, 2008

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EXHIBIT 3

to the

ING Funds
Proxy Voting Procedures

PROXY VOTING GUIDELINES OF THE ING FUNDS

I.                                        INTRODUCTION

The following is a statement of the Proxy Voting Guidelines (“Guidelines”) that have been adopted by the respective Boards of Directors or Trustees of each Fund.  Unless otherwise provided for herein, any defined term used herein shall have the meaning assigned to it in the Funds’ and Advisers’ Proxy Voting Procedures (the “Procedures”).

Proxies must be voted in the best interest of the Fund(s).  The Guidelines summarize the Funds’ positions on various issues of concern to investors, and give a general indication of how Fund portfolio securities will be voted on proposals dealing with particular issues.  The Guidelines are not exhaustive and do not include all potential voting issues.

The Advisers, in exercising their delegated authority, will abide by the Guidelines as outlined below with regard to the voting of proxies except as otherwise provided in the Procedures.  In voting proxies, the Advisers are guided by general fiduciary principles.  Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages.  The Advisers will not subordinate the interest of beneficial owners to unrelated objectives.  Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

II.                                    GUIDELINES

The following Guidelines are grouped according to the types of proposals generally presented to shareholders of U.S. issuers:  Board of Directors, Proxy Contests, Auditors, Proxy Contest Defenses, Tender Offer Defenses, Miscellaneous, Capital Structure, Executive and Director Compensation, State of Incorporation, Mergers and Corporate Restructurings, Mutual Fund Proxies, and Social and Environmental Issues.  An additional section addresses proposals most frequently found in global proxies.

General Policies

These Guidelines apply to securities of publicly traded companies and to those of privately held companies if publicly available disclosure permits such application.  All matters for which such disclosure is not available shall be considered CASE-BY-CASE.

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It shall generally be the policy of the Funds to take no action on a proxy for which no Fund holds a position or otherwise maintains an economic interest in the relevant security at the time the vote is to be cast.

In all cases receiving CASE-BY-CASE consideration, including cases not specifically provided for under these Guidelines, unless otherwise provided for under these Guidelines, it shall generally be the policy of the Funds to vote in accordance with the recommendation provided by the Funds’ Agent, ISS Governance Services, a unit of RiskMetrics Group, Inc.

Unless otherwise provided for herein, it shall generally be the policy of the Funds to vote in accordance with the Agent’s recommendation in cases in which such recommendation aligns with the recommendation of the relevant issuer’s management or management has made no recommendation.  However, this policy shall not apply to CASE-BY-CASE proposals for which a contrary recommendation from the Investment Professional for the relevant Fund has been received and is to be utilized, provided that incorporation of any such recommendation shall be subject to the conflict of interest review process required under the Procedures.

Recommendations from the Investment Professionals, while not required under the Procedures, are likely to be considered with respect to proxies for private equity securities and/or proposals related to merger transactions/corporate restructurings, proxy contests, or unusual or controversial issues.  Such input shall be given primary consideration with respect to CASE-BY-CASE proposals being considered on behalf of the relevant Fund.

Except as otherwise provided for herein, it shall generally be the policy of the Funds not to support proposals that would impose a negative impact on existing rights of the Funds to the extent that any positive impact would not be deemed sufficient to outweigh removal or diminution of such rights.

The foregoing policies may be overridden in any case as provided for in the Procedures.  Similarly, the Procedures provide that proposals whose Guidelines prescribe a firm voting position may instead be considered on a CASE-BY-CASE basis in cases in which unusual or controversial circumstances so dictate.

Interpretation and application of these Guidelines is not intended to supersede any law, regulation, binding agreement or other legal requirement to which an issuer may be or become subject.  No proposal shall be supported whose implementation would contravene such requirements.

1.                                     The Board of Directors

Voting on Director Nominees in Uncontested Elections

Unless otherwise provided for herein, the Agent’s standards with respect to determining director independence shall apply.  These standards generally provide that, to be considered completely independent, a director shall have no material connection to the company other than the board seat.

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Agreement with the Agent’s independence standards shall not dictate that a Fund’s vote shall be cast according to the Agent’s corresponding recommendation.  Votes on director nominees not subject to specific policies described herein should be made on a CASE-BY-CASE basis.

Where applicable and except as otherwise provided for herein, it shall be the policy of the Funds to lodge disagreement with an issuer’s policies or practices by withholding support from a proposal for the relevant policy or practice rather than the director nominee(s) to which the Agent assigns a correlation.  Support shall be withheld from culpable nominees as appropriate, but if they are not standing for election (e.g., the board is classified), support shall generally not be withheld from others in their stead.

If application of the policies described herein would result in withholding votes from the majority of independent outside directors sitting on a board, or removal of such directors is likely to negatively impact majority board independence, primary consideration shall be given to retention of such independent outside director nominees unless the concerns identified are of such grave nature as to merit removal of the independent directors.

Where applicable and except as otherwise provided for herein, generally DO NOT WITHHOLD support (or DO NOT VOTE AGAINST, pursuant to the applicable election standard) in connection with issues raised by the Agent if the nominee did not serve on the board or relevant committee during the majority of the time period relevant to the concerns cited by the Agent.

WITHHOLD support from a nominee who, during both of the most recent two years, attended less than 75 percent of the board and committee meetings without a valid reason for the absences.  DO NOT WITHHOLD support in connection with attendance issues for nominees who have served on the board for less than the two most recent years.

WITHHOLD support from a nominee in connection with poison pill or anti-takeover considerations (e.g., furtherance of measures serving to disenfranchise shareholders or failure to remove restrictive pill features or ensure pill expiration or submission to shareholders for vote) in cases for which culpability for implementation or renewal of the pill in such form can be specifically attributed to the nominee.

Provided that a nominee served on the board during the relevant time period, WITHHOLD support from a nominee who has failed to implement a shareholder proposal that was approved by (1) a majority of the issuer’s shares outstanding (most recent annual meeting) or (2) a majority of the votes cast for two consecutive years.  However, in the case of shareholder proposals seeking shareholder ratification of a poison pill, generally DO NOT WITHHOLD support from a nominee in such cases if the company has already implemented a policy that should reasonably prevent abusive use of the pill.

If a nominee has not acted upon negative votes (WITHHOLD or AGAINST, as applicable based on the issuer’s election standard) representing a majority of the votes cast at the previous annual meeting, consider such nominee on a CASE-BY-CASE basis.  Generally, vote FOR nominees when (1) the issue relevant to the majority negative vote has been adequately addressed or cured or (2) the Funds’ Guidelines or voting record do not support the relevant issue.

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WITHHOLD support from inside directors or affiliated outside directors who sit on the audit committee.

DO NOT WITHHOLD support from inside directors or affiliated outside directors who sit on the nominating or compensation committee, provided that such committee meets the applicable independence requirements of the relevant listing exchange.

DO NOT WITHHOLD support from inside directors or affiliated outside directors if the full board serves as the compensation or nominating committee OR has not created one or both committees, provided that the issuer is in compliance with all provisions of the listing exchange in connection with performance of relevant functions (e.g., performance of relevant functions by a majority of independent directors in lieu of the formation of a separate committee).

Compensation Practices:

It shall generally be the policy of the Funds that matters of compensation are best determined by an independent board and compensation committee.  Votes on director nominees in connection with compensation practices should be considered on a CASE-BY-CASE basis, and generally:

(1)                      Where applicable and except as otherwise provided for herein, DO NOT WITHHOLD support from nominees who did not serve on the compensation committee, or board, as applicable based on the Agent’s analysis, during the majority of the time period relevant to the concerns cited by the Agent.

(2)                      In cases in which the Agent has identified a “pay for performance” disconnect, or internal pay disparity, as such issues are defined by the Agent, DO NOT WITHHOLD support from director nominees.

(3)                      If the Agent recommends withholding support from nominees in connection with overly liberal change in control provisions, including those lacking a double trigger, DO NOT WITHHOLD support from such nominees if mitigating provisions or board actions (e.g., clawbacks) are present.

(4)                      If the Agent recommends withholding support from nominees in connection with their failure to seek a shareholder vote on plans to reprice, replace or exchange options, generally WITHHOLD support from such nominees.

(5)                      If the Agent recommends withholding support from nominees that have approved compensation that is ineligible for tax benefits to the company (e.g., under Section 162(m) of OBRA), DO NOT WITHHOLD support from such nominees if the company has provided adequate rationale or disclosure or the plan itself is being put to shareholder vote at the same meeting.  If the plan is up for vote, the provisions under Section 8., OBRA-Related Compensation Proposals, shall apply.

(6)                      If the Agent recommends withholding support from nominees in connection with executive compensation practices related to tax gross-ups, perquisites, provisions related to retention or recruitment, including contract length or renewal provisions, “guaranteed” awards, pensions/SERPs, severance or termination arrangements, vote FOR such nominees if the issuer has provided adequate rationale and/or disclosure, factoring in any overall adjustments or reductions to the compensation package at issue.  Generally DO NOT WITHHOLD support solely due to such practices if the total compensation appears reasonable, but consider on a CASE-BY-CASE basis

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compensation packages representing a combination of such provisions and deemed by the Agent to be excessive.

(7)       If the Agent has raised issues of options backdating, consider members of the compensation committee, or board, as applicable, as well as company executives nominated as directors, on a CASE-BY-CASE basis.

(8)       If the Agent has raised other considerations regarding poor compensation practices, consider nominees on a CASE-BY-CASE basis.

Accounting Practices:

(1)       Generally, vote FOR independent outside director nominees serving on the audit committee.

(2)       Where applicable and except as otherwise provided for herein, generally DO NOT WITHHOLD support from nominees serving on the audit committee who did not serve on that committee during the majority of the time period relevant to the concerns cited by the Agent.

(3)       If the Agent has raised concerns regarding poor accounting practices, consider the company’s CEO and CFO, if nominated as directors, and nominees serving on the audit committee on a CASE-BY-CASE basis.

(4)       If total non-audit fees exceed the total of audit fees, audit-related fees and tax compliance and preparation fees, the provisions under Section 3., Auditor Ratification, shall apply.

Board Independence:

It shall generally be the policy of the Funds that a board should be majority independent and therefore to consider inside director or affiliated outside director nominees in cases in which the full board is not majority independent on a CASE-BY-CASE basis.  Generally:

(1)       WITHHOLD support from the fewest directors whose removal would achieve majority independence across the remaining board, except that support may be withheld from additional nominees whose relative level of independence cannot be differentiated.

(2)       WITHHOLD support from all non-independent nominees, including the founder, chairman or CEO, if the number required to achieve majority independence is equal to or greater than the number of non-independent nominees.

(3)       Except as provided above, vote FOR non-independent nominees in the role of CEO, and when appropriate, founder or chairman, and determine support for other non-independent nominees based on the qualifications and contributions of the nominee as well as the Funds’ voting precedent for assessing relative independence to management, e.g., insiders holding senior executive positions are deemed less independent than affiliated outsiders with a transactional or advisory relationship to the company, and affiliated outsiders with a material transactional or advisory relationship are deemed less independent than those with lesser relationships.

(4)       Non-voting directors (e.g., director emeritus or advisory director) shall be excluded from calculations with respect to majority board independence.

(5)       When conditions contributing to a lack of majority independence remain substantially similar to those in the previous year, it shall generally be the policy of the Funds to vote on nominees in a manner consistent with votes cast by the Fund(s) in the previous year.

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Generally vote FOR nominees without regard to “over-boarding” issues raised by the Agent unless other concerns requiring CASE-BY-CASE consideration have been raised.

Generally, when the Agent recommends withholding support due to assessment that a nominee acted in bad faith or against shareholder interests in connection with a major transaction, such as a merger or acquisition, consider on a CASE-BY-CASE basis, factoring in the merits of the nominee’s performance and rationale and disclosure provided.

Performance Test for Directors

Consider nominees failing the Agent’s performance test, which includes market-based and operating performance measures, on a CASE-BY-CASE basis.  Input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to such proposals.

Proposals Regarding Board Composition or Board Service

Generally, except as otherwise provided for herein, vote AGAINST shareholder proposals to impose new board structures or policies, including those requiring that the positions of chairman and CEO be held separately, except support proposals in connection with a binding agreement or other legal requirement to which an issuer has or reasonably may expect to become subject, and consider such proposals on a CASE-BY-CASE basis if the board is not majority independent or pervasive corporate governance concerns have been identified.  Generally, except as otherwise provided for herein, vote FOR management proposals to adopt or amend board structures or policies, except consider such proposals on a CASE-BY-CASE basis if the board is not majority independent, pervasive corporate governance concerns have been identified, or the proposal may result in a material reduction in shareholders’ rights.

Generally, vote AGAINST shareholder proposals asking that more than a simple majority of directors be independent.

Generally, vote AGAINST shareholder proposals asking that board compensation and/or nominating committees be composed exclusively of independent directors.

Generally, vote AGAINST shareholder proposals to limit the number of public company boards on which a director may serve.

Generally, vote AGAINST shareholder proposals that seek to redefine director independence or directors’ specific roles (e.g., responsibilities of the lead director).

Generally, vote AGAINST shareholder proposals requesting creation of additional board committees or offices, except as otherwise provided for herein.

Generally, vote FOR shareholder proposals that seek creation of an audit, compensation or nominating committee of the board, unless the committee in question is already in existence or the issuer has availed itself of an applicable exemption of the listing exchange (e.g., performance of relevant functions by a majority of independent directors in lieu of the formation of a separate committee).

Generally, vote AGAINST shareholder proposals to limit the tenure of outside directors or impose a mandatory retirement age for outside directors (unless the proposal seeks to relax existing standards), but generally DO NOT VOTE AGAINST management proposals in this regard.

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Stock Ownership Requirements

Generally, vote AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

Director and Officer Indemnification and Liability Protection

Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard.  Vote AGAINST proposals to limit or eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care.  Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.  Vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if:

(1)       The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and

(2)       Only if the director’s legal expenses would be covered.

2.             Proxy Contests

These proposals should generally be analyzed on a CASE-BY-CASE basis.  Input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to proposals in connection with proxy contests being considered on behalf of that Fund.

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis.

Reimburse Proxy Solicitation Expenses

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis.

3.             Auditors

Ratifying Auditors

Generally, except in cases of poor accounting practices or high non-audit fees, vote FOR management proposals to ratify auditors.  Consider management proposals to ratify auditors on a CASE-BY-CASE basis if the Agent cites poor accounting practices.  If fees for non-audit services exceed 50 percent of total auditor fees as described below, consider on a CASE-BY-CASE basis, voting AGAINST management proposals to ratify auditors only if concerns exist that remuneration for the non-audit work is so lucrative as to taint the auditor’s independence.  For purposes of this review, fees deemed to be reasonable, generally non-recurring, exceptions to the non-audit fee category (e.g., those related to an IPO) shall be excluded.  If independence concerns exist or an issuer has a history of questionable accounting practices, also vote FOR shareholder proposals asking the issuer to present its auditor annually for ratification, but in other cases generally vote AGAINST.

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Auditor Independence

Generally, consider shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services) on a CASE-BY-CASE basis.

Audit Firm Rotation:

Generally, vote AGAINST shareholder proposals asking for mandatory audit firm rotation.

4.             Proxy Contest Defenses

Board Structure: Staggered vs. Annual Elections

Generally, vote AGAINST proposals to classify the board or otherwise restrict shareholders’ ability to vote upon directors.

Generally, vote FOR proposals to repeal classified boards and to elect all directors annually.

Shareholder Ability to Remove Directors

Generally, vote AGAINST proposals that provide that directors may be removed only for cause.

Generally, vote FOR proposals to restore shareholder ability to remove directors with or without cause.

Generally, vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Generally, vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

Cumulative Voting

If the company maintains a classified board of directors, generally, vote AGAINST management proposals to eliminate cumulative voting, except that such proposals may be supported irrespective of classification in furtherance of an issuer’s plan to adopt a majority voting standard.

In cases in which the company maintains a classified board of directors, generally vote FOR shareholder proposals to restore or permit cumulative voting.

Time-Phased Voting

Generally, vote AGAINST proposals to implement, and FOR proposals to eliminate, time-phased or other forms of voting that do not promote a one share, one vote standard.

Shareholder Ability to Call Special Meetings

Generally, vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Generally, vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Shareholder Ability to Act by Written Consent

Generally, vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Generally, vote FOR proposals to allow or make easier shareholder action by written consent.

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Shareholder Ability to Alter the Size of the Board

Generally, vote FOR proposals that seek to fix the size of the board or designate a range for its size.

Generally, vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

5.             Tender Offer Defenses

Poison Pills

Generally, vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification, or to redeem its pill in lieu thereof, unless (1) shareholders have approved adoption of the plan, (2) a policy has already been implemented by the company that should reasonably prevent abusive use of the pill, or (3) the board had determined that it was in the best interest of shareholders to adopt a pill without delay, provided that such plan would be put to shareholder vote within twelve months of adoption or expire, and if not approved by a majority of the votes cast, would immediately terminate.

Review on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill.

Review on a CASE-BY-CASE basis management proposals to approve or ratify a poison pill or any plan that can reasonably be construed as an anti-takeover measure, with voting decisions generally based on the Agent’s approach to evaluating such proposals, considering factors such as rationale, trigger level and sunset provisions.  Votes will generally be cast in a manner that seeks to preserve shareholder value and the right to consider a valid offer, voting AGAINST management proposals in connection with poison pills or anti-takeover activities that do not meet the Agent’s standards.

Fair Price Provisions

Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Greenmail

Generally, vote FOR proposals to adopt antigreenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Review on a CASE-BY-CASE basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

Pale Greenmail

Review on a CASE-BY-CASE basis restructuring plans that involve the payment of pale greenmail.

Unequal Voting Rights

Generally, vote AGAINST dual-class exchange offers.

Generally, vote AGAINST dual-class recapitalizations.

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Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

Generally, vote AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments or other key proposals.

Generally, vote FOR shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments, unless the proposal also asks the issuer to mount a solicitation campaign or similar form of comprehensive commitment to obtain passage of the proposal.

Supermajority Shareholder Vote Requirement to Approve Mergers

Generally, vote AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

Generally, vote FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

White Squire Placements

Generally, vote FOR shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.

6.             Miscellaneous

Amendments to Corporate Documents

Except to align with legislative or regulatory changes or when support is recommended by the Agent or Investment Professional (including, for example, as a condition to a major transaction such as a merger), generally, vote AGAINST proposals seeking to remove shareholder approval requirements or otherwise remove or diminish shareholder rights, e.g., by (1) adding restrictive provisions, (2) removing provisions or moving them to portions of the charter not requiring shareholder approval, or (3) in corporate structures such as holding companies, removing provisions in an active subsidiary’s charter that provide voting rights to parent company shareholders.  This policy would also generally apply to proposals seeking approval of corporate agreements or amendments to such agreements that the Agent recommends AGAINST because a similar reduction in shareholder rights is requested.

Generally, vote AGAINST proposals for charter amendments that may support board entrenchment or may be used as an anti-takeover device, particularly if the proposal is bundled or the board is classified.

Generally, vote FOR proposals seeking charter or bylaw amendments to remove anti-takeover provisions.

Consider proposals seeking charter or bylaw amendments not addressed under these Guidelines on a CASE-BY-CASE basis.

Confidential Voting

Generally, vote FOR shareholder proposals that request companies to adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows:

•      In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy.

•      If the dissidents agree, the policy remains in place.

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•      If the dissidents do not agree, the confidential voting policy is waived.

Generally, vote FOR management proposals to adopt confidential voting.

Proxy Access

Consider on a CASE-BY-CASE basis shareholder proposals seeking access to management’s proxy material in order to nominate their own candidates to the board.

Majority Voting Standard

Except as otherwise provided for herein, it shall generally be the policy of the Funds to extend discretion to issuers to determine when it may be appropriate to adopt a majority voting standard.  Generally, vote FOR management proposals, irrespective of whether the proposal contains a plurality carve-out for contested elections, but AGAINST shareholder proposals unless also supported by management, seeking election of directors by the affirmative vote of the majority of votes cast in connection with a meeting of shareholders, including amendments to corporate documents or other actions in furtherance of such standard, and provided such standard when supported does not conflict with state law in which the company is incorporated.  For issuers with a history of board malfeasance or pervasive corporate governance concerns, consider such proposals on a CASE-BY-CASE basis.

Bundled Proposals

Except as otherwise provided for herein, review on a CASE-BY-CASE basis bundled or “conditioned” proxy proposals, generally voting AGAINST bundled proposals containing one or more items not supported under these Guidelines if the Agent or an Investment Professional deems the negative impact, on balance, to outweigh any positive impact.

Shareholder Advisory Committees

Review on a CASE-BY-CASE basis proposals to establish a shareholder advisory committee.

Reimburse Shareholder for Expenses Incurred

Voting to reimburse expenses incurred in connection with shareholder proposals should be analyzed on a CASE-BY-CASE basis.

Other Business

In connection with proxies of U.S. issuers, generally vote FOR management proposals for Other Business, except in connection with a proxy contest in which a Fund is not voting in support of management.

Quorum Requirements

Review on a CASE-BY-CASE basis proposals to lower quorum requirements for shareholder meetings below a majority of the shares outstanding.

Advance Notice for Shareholder Proposals

Generally, vote FOR management proposals related to advance notice period requirements, provided that the period requested is in accordance with applicable law and no material governance concerns have been identified in connection with the issuer.

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Multiple Proposals

Multiple proposals of a similar nature presented as options to the course of action favored by management may all be voted FOR, provided that support for a single proposal is not operationally required, no one proposal is deemed superior in the interest of the Fund(s), and each proposal would otherwise be supported under these Guidelines.

7.             Capital Structure

Analyze on a CASE-BY-CASE basis.

Common Stock Authorization

Review proposals to increase the number of shares of common stock authorized for issue on a CASE-BY-CASE basis.  Except where otherwise indicated, the Agent’s proprietary approach, utilizing quantitative criteria (e.g., dilution, peer group comparison, company performance and history) to determine appropriate thresholds and, for requests marginally above such allowable threshold, a qualitative review (e.g., rationale and prudent historical usage), will generally be utilized in evaluating such proposals.

•      Generally vote FOR proposals to authorize capital increases within the Agent’s allowable thresholds or those in excess but meeting Agent’s qualitative standards, but consider on a CASE-BY-CASE basis those requests failing the Agent’s review for proposals in connection with which a contrary recommendation from the Investment Professional(s) has been received and is to be utilized (e.g., in support of a merger or acquisition proposal).

•      Generally vote FOR proposals to authorize capital increases within the Agent’s allowable thresholds or those in excess but meeting Agent’s qualitative standards, unless the company states that the stock may be used as a takeover defense.  In those cases, consider on a CASE-BY-CASE basis if a contrary recommendation from the Investment Professional(s) has been received and is to be utilized.

•      Generally vote FOR proposals to authorize capital increases exceeding the Agent’s thresholds when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

•      Generally, vote AGAINST proposals to increase the number of authorized shares of a class of stock if the issuance which the increase is intended to service is not supported under these Guidelines.

•      Generally, vote AGAINST nonspecific proposals authorizing excessive discretion to a board, as assessed by the Agent.

•      Consider management proposals to make changes to the capital structure not otherwise addressed under these Guidelines CASE-BY-CASE, generally voting with the Agent’s recommendation unless a contrary recommendation has been received from the Investment Professional for the relevant Fund and is to be utilized.

Dual Class Capital Structures

Generally, vote AGAINST proposals to increase the number of authorized shares of the class of stock that has superior voting rights in companies that have dual class capital structures, but consider CASE-BY-CASE if (1) bundled with favorable proposal(s), (2) approval of such proposal(s) is a condition of such favorable proposal(s), or (3) part of a recapitalization for which support is recommended by the Agent or an Investment Professional.

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Generally, vote AGAINST management proposals to create or perpetuate dual class capital structures with unequal voting rights, and vote FOR shareholder proposals to eliminate them, in cases in which the relevant Fund owns the class with inferior voting rights, but generally vote FOR management proposals and AGAINST shareholder proposals in cases in which the relevant Fund owns the class with superior voting rights.  Consider CASE-BY-CASE if bundled with favorable proposal(s), (2) approval of such proposal(s) is a condition of such favorable proposal(s), or (3) part of a recapitalization for which support is recommended by the Agent or an Investment Professional.

Consider management proposals to eliminate or make changes to dual class capital structures CASE-BY-CASE, generally voting with the Agent’s recommendation unless a contrary recommendation has been received from the Investment Professional for the relevant Fund and is to be utilized.

Stock Distributions: Splits and Dividends

Generally, vote FOR management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares falls within the Agent’s allowable thresholds, but consider on a CASE-BY-CASE basis those proposals exceeding the Agent’s threshold for proposals in connection with which a contrary recommendation from the Investment Professional(s) has been received and is to be utilized.

Reverse Stock Splits

Consider on a CASE-BY-CASE basis management proposals to implement a reverse stock split.  In the event the split constitutes a capital increase effectively exceeding the Agent’s allowable threshold because the request does not proportionately reduce the number of shares authorized, vote FOR the split if management has provided adequate rationale and/or disclosure.

Preferred Stock

Generally, vote AGAINST proposals authorizing the issuance of preferred stock or creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock), but vote FOR if the Agent or an Investment Professional so recommends because the issuance is required to effect a merger or acquisition proposal.

Generally, vote FOR proposals to issue or create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense.  Generally vote AGAINST in cases where the company expressly states that, or fails to disclose whether, the stock may be used as a takeover defense, but vote FOR if the Agent or an Investment Professional so recommends because the issuance is required to address special circumstances such as a merger or acquisition.

Generally, vote FOR proposals to authorize or issue preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

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Shareholder Proposals Regarding Blank Check Preferred Stock

Generally, vote FOR shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

Adjustments to Par Value of Common Stock

Generally, vote FOR management proposals to reduce the par value of common stock.

Preemptive Rights

Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights or management proposals that seek to eliminate them.  In evaluating proposals on preemptive rights, consider the size of a company and the characteristics of its shareholder base.

Debt Restructurings

Review on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan.

Share Repurchase Programs

Generally, vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms, but vote AGAINST plans with terms favoring selected, non-Fund parties.

Generally, vote FOR management proposals to cancel repurchased shares.

Generally, vote AGAINST proposals for share repurchase methods lacking adequate risk mitigation or exceeding appropriate volume or duration parameters for the market as assessed by the Agent.

Tracking Stock

Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis.

8.             Executive and Director Compensation

Except as otherwise provided for herein, votes with respect to compensation and employee benefit plans should be determined on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such plans, which includes determination of costs and comparison to an allowable cap.

•      Generally, vote in accordance with the Agent’s recommendations FOR equity-based plans with costs within such cap and AGAINST those with costs in excess of it, except that plans above the cap may be supported if so recommended by the Agent or Investment Professional as a condition to a major transaction such as a merger.

•      Generally, vote AGAINST plans if the Agent suggests cost or dilution assessment may not be possible due to the method of disclosing shares allocated to the plan(s), except that such concerns arising in connection with evergreen provisions shall be considered CASE-BY-CASE, voted FOR if the company has provided a reasonable rationale and/or adequate disclosure regarding the plan as a whole.

•      Generally, vote FOR plans with costs within the cap if the primary considerations raised by the Agent pertain to matters that would not result in a negative vote under these

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Guidelines on the relevant board or committee member(s), or equity compensation burn rate or pay for performance as defined by Agent.

•                  Generally, vote AGAINST plans administered by potential grant recipients.

•                  Generally, vote AGAINST proposals to eliminate existing shareholder approval requirements for plan changes assessed as material by the Agent, unless the company has provided a reasonable rationale and/or adequate disclosure regarding the requested changes.

•                  Consider plans CASE-BY-CASE if the Agent raises other considerations not otherwise provided for herein.

Restricted Stock or Stock Option Plans

Consider proposals for restricted stock or stock option plans, or the issuance of shares in connection with such plans, on a CASE-BY-CASE basis, considering factors such as level of disclosure and adequacy of vesting or performance requirements.  Plans that do not meet the Agent’s criteria in this regard may be supported, but vote AGAINST if no disclosure is provided regarding either vesting or performance requirements.

Management Proposals Seeking Approval to Reprice Options

Review on a CASE-BY-CASE basis management proposals seeking approval to reprice, replace or exchange options, considering factors such as rationale, historic trading patterns, value-for-value exchange, vesting periods and replacement option terms.  Generally, vote FOR proposals that meet the Agent’s criteria for acceptable repricing, replacement or exchange transactions, except that considerations raised by the Agent regarding burn rate or executive participation shall not be grounds for withholding support.

Vote AGAINST compensation plans that (1) permit or may permit (e.g., history of repricing and no express prohibition against future repricing) repricing of stock options, or any form or alternative to repricing, without shareholder approval, (2) include provisions that permit repricing, replacement or exchange transactions that do not meet the Agent’s criteria (except regarding burn rate or executive participation as noted above), or (3) give the board sole discretion to approve option repricing, replacement or exchange programs.

Director Compensation

Votes on stock-based plans for directors are made on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s quantitative approach described above as well as a review of qualitative features of the plan in cases in which costs exceed the Agent’s threshold.  DO NOT VOTE AGAINST plans for which burn rate is the sole consideration raised by the Agent.

Employee Stock Purchase Plans

Votes on employee stock purchase plans, and capital issuances in support of such plans, should be made on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such plans, except that negative recommendations by the Agent due to evergreen provisions will be reviewed CASE-BY-CASE, voted FOR if the company has provided a reasonable rationale and/or adequate disclosure regarding the plan as a whole.

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OBRA-Related Compensation Proposals

Votes on plans intended to qualify for favorable tax treatment under the provisions of Section 162(m) of OBRA should be evaluated irrespective of the Agent’s assessment of board independence, provided that the board meets the independence requirements of the relevant listing exchange and no potential recipient under the plan(s) sits on the committee that exercises discretion over the related compensation awards.  Unless the issuer has provided a compelling rationale, generally vote with the Agent’s recommendations AGAINST plans that deliver excessive compensation that fails to qualify for favorable tax treatment.

Amendments that Place a Cap on Annual Grants or Amend Administrative Features

Generally, vote FOR plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

Amendments to Add Performance-Based Goals

Generally, vote FOR amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

Amendments to Increase Shares and Retain Tax Deductions Under OBRA

Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a CASE-BY-CASE basis, generally voting FOR such plans that do not raise any negative concerns under these Guidelines.

Approval of Cash or Cash-and-Stock Bonus Plans

Generally, vote FOR cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA, with primary consideration given to management’s assessment that such plan meets the requirements for exemption of performance-based compensation.

Shareholder Proposals Regarding Executive and Director Pay

Regarding the remuneration of individuals other than senior executives and directors, generally, vote AGAINST shareholder proposals that seek to expand or restrict disclosure or require shareholder approval beyond regulatory requirements and market practice.  Vote AGAINST shareholder proposals that seek disclosure of executive or director compensation if providing it would be out of step with market practice and potentially disruptive to the business.

Unless evidence exists of abuse in historical compensation practices, and except as otherwise provided for herein, generally vote AGAINST shareholder proposals that seek to impose new compensation structures or policies, such as “claw back” recoupments or advisory votes.

Severance and Termination Payments

Generally, vote FOR shareholder proposals to have parachute arrangements submitted for shareholder ratification (with “parachutes” defined as compensation arrangements related to termination that specify change in control events) and provided that the proposal does not include unduly restrictive or arbitrary provisions such as advance approval requirements.

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Generally vote AGAINST shareholder proposals to submit executive severance agreements for shareholder ratification, unless such proposals specify change in control events, Supplemental Executive Retirement Plans, or deferred executive compensation plans, or ratification is required by the listing exchange.

Review on a CASE-BY-CASE basis all proposals to approve, ratify or cancel executive severance or termination arrangements, including those related to executive recruitment or retention, generally voting FOR such compensation arrangements if the issuer has provided adequate rationale and/or disclosure or support is recommended by the Agent or Investment Professional (e.g., as a condition to a major transaction such as a merger).  However, vote in accordance with the Agent’s recommendations FOR new or materially amended plans, contracts or payments that require change in control provisions to be double-triggered and defined to require an actual change in control, except that plans, contracts or payments not meeting such standards may be supported if mitigating provisions or board actions (e.g., clawbacks) are present.

Employee Stock Ownership Plans (ESOPs)

Generally, vote FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than five percent of outstanding shares).

401(k) Employee Benefit Plans

Generally, vote FOR proposals to implement a 401(k) savings plan for employees.

Holding Periods

Generally, vote AGAINST proposals requiring mandatory periods for officers and directors to hold company stock.

Advisory Votes on Executive Compensation

Generally, management proposals seeking ratification of the company’s compensation program will be voted FOR unless the program includes practices or features not supported under these Guidelines and the proposal receives a negative recommendation from the Agent.  Unless otherwise provided for herein, proposals not receiving the Agent’s support due to concerns regarding severance/termination payments, incentive structures or vesting or performance criteria not otherwise supported by these Guidelines will be considered on a CASE-BY-CASE basis, generally voted FOR if the company has provided a reasonable rationale and/or adequate disclosure regarding the matter(s) under consideration.

9.             State of Incorporation

Voting on State Takeover Statutes

Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

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Voting on Reincorporation Proposals

Proposals to change a company’s state of incorporation should be examined on a CASE-BY-CASE basis, generally supporting management proposals not assessed by the Agent as a potential takeover defense, but if so assessed, weighing management’s rationale for the change.  Generally, vote FOR management reincorporation proposals upon which another key proposal, such as a merger transaction, is contingent if the other key proposal is also supported.  Generally, vote AGAINST shareholder reincorporation proposals not also supported by the company.

10.          Mergers and Corporate Restructurings

Input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to proposals regarding business combinations, particularly those between otherwise unaffiliated parties, or other corporate restructurings being considered on behalf of that Fund.

Generally, vote FOR a proposal not typically supported under these Guidelines if a key proposal, such as a merger transaction, is contingent upon its support and a vote FOR is accordingly recommended by the Agent or an Investment Professional.

Mergers and Acquisitions

Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis.

Corporate Restructuring

Votes on corporate restructuring proposals, including demergers, minority squeezeouts, leveraged buyouts, spinoffs, liquidations, dispositions, divestitures and asset sales, should be considered on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such proposals.

Adjournment

Generally, vote FOR proposals to adjourn a meeting to provide additional time for vote solicitation when the primary proposal is also voted FOR.

Appraisal Rights

Generally, vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

Changing Corporate Name

Generally, vote FOR changing the corporate name.

11.          Mutual Fund Proxies

Election of Directors

Vote the election of directors on a CASE-BY-CASE basis.

Converting Closed-end Fund to Open-end Fund

Vote conversion proposals on a CASE-BY-CASE basis.

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Proxy Contests

Vote proxy contests on a CASE-BY-CASE basis.

Investment Advisory Agreements

Vote the investment advisory agreements on a CASE-BY-CASE basis.

Approving New Classes or Series of Shares

Generally, vote FOR the establishment of new classes or series of shares.

Preferred Stock Proposals

Vote the authorization for or increase in preferred shares on a CASE-BY-CASE basis.

1940 Act Policies

Vote these proposals on a CASE-BY-CASE basis.

Changing a Fundamental Restriction to a Nonfundamental Restriction

Vote these proposals on a CASE-BY-CASE basis.

Change Fundamental Investment Objective to Nonfundamental

Generally, consider proposals to change a fund’s fundamental investment objective to nonfundamental on a CASE-BY-CASE basis.

Name Rule Proposals

Vote these proposals on a CASE-BY-CASE basis.

Disposition of Assets/Termination/Liquidation

Vote these proposals on a CASE-BY-CASE basis.

Changes to the Charter Document

Vote changes to the charter document on a CASE-BY-CASE basis.

Changing the Domicile of a Fund

Vote reincorporations on a CASE-BY-CASE basis.

Change in Fund’s Subclassification

Vote these proposals on a CASE-BY-CASE basis.

Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder Approval

Generally, vote FOR these proposals.

Distribution Agreements

Vote these proposals on a CASE-BY-CASE basis.

Master-Feeder Structure

Generally, vote FOR the establishment of a master-feeder structure.

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Mergers

Vote merger proposals on a CASE-BY-CASE basis.

Establish Director Ownership Requirement

Generally, vote AGAINST shareholder proposals for the establishment of a director ownership requirement.

Reimburse Shareholder for Expenses Incurred

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis.

Terminate the Investment Advisor

Vote to terminate the investment advisor on a CASE-BY-CASE basis.

12.          Social and Environmental Issues

These issues cover a wide range of topics.  In general, unless otherwise specified herein, vote CASE-BY-CASE.  While a wide variety of factors may go into each analysis, the overall principle guiding all vote recommendations focuses on how or whether the proposal will enhance the economic value of the company.  Because a company’s board is likely to have access to relevant, non-public information regarding a company’s business, such proposals will generally be voted in a manner intended to give the board (rather than shareholders) latitude to set corporate policy and oversee management.

Absent concurring support from the issuer, compelling evidence of abuse, significant public controversy or litigation, the issuer’s significant history of relevant violations; or activities not in step with market practice or regulatory requirements, or unless provided for otherwise herein, generally vote AGAINST shareholder proposals seeking to dictate corporate conduct, apply existing law, duplicate policies already substantially in place and/or addressed by the issuer, or release information that would not help a shareholder evaluate an investment in the corporation as an economic matter.  Such proposals would generally include those seeking preparation of reports and/or implementation or additional disclosure of corporate policies related to issues such as consumer and public safety, environment and energy, labor standards and human rights, military business and political concerns, workplace diversity and non-discrimination, sustainability, social issues, vendor activities, economic risk or matters of science and engineering.

13.                               Global Proxies

The foregoing Guidelines provided in connection with proxies of U.S. issuers shall also be applied to global proxies where applicable and not provided for otherwise herein.  The following provide for differing regulatory and legal requirements, market practices and political and economic systems existing in various global markets.

Unless otherwise provided for herein, it shall generally be the policy of the Funds to vote AGAINST global proxy proposals in cases in which the Agent recommends voting AGAINST such proposal because relevant disclosure by the issuer, or the time provided for consideration of

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such disclosure, is inadequate.  For purposes of these global Guidelines, “AGAINST” shall mean withholding of support for a proposal, resulting in submission of a vote of AGAINST or ABSTAIN, as appropriate for the given market and level of concern raised by the Agent regarding the issue or lack of disclosure or time provided.

In connection with practices described herein that are associated with a firm AGAINST vote, it shall generally be the policy of the Funds to consider them on a CASE-BY-CASE basis if the Agent recommends their support (1) as the issuer or market transitions to better practices (e.g., having committed to new regulations or governance codes) or (2) as the more favorable choice in cases in which shareholders must choose between alternate proposals.

Routine Management Proposals

Generally, vote FOR the following and other similar routine management proposals:

•                  the opening of the shareholder meeting

•                  that the meeting has been convened under local regulatory requirements

•                  the presence of quorum

•                  the agenda for the shareholder meeting

•                  the election of the chair of the meeting

•                  the appointment of shareholders to co-sign the minutes of the meeting

•                  regulatory filings (e.g., to effect approved share issuances)

•                  the designation of inspector or shareholder representative(s) of minutes of meeting

•                  the designation of two shareholders to approve and sign minutes of meeting

•                  the allowance of questions

•                  the publication of minutes

•                  the closing of the shareholder meeting

Discharge of Management/Supervisory Board Members

Generally, vote FOR management proposals seeking the discharge of management and supervisory board members, unless the Agent recommends AGAINST due to concern about the past actions of the company’s auditors or directors or legal action is being taken against the board by other shareholders, including when the proposal is bundled.

Director Elections

Unless otherwise provided for herein, the Agent’s standards with respect to determining director independence shall apply.  These standards generally provide that, to be considered completely independent, a director shall have no material connection to the company other than the board seat.

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Agreement with the Agent’s independence standards shall not dictate that a Fund’s vote shall be cast according to the Agent’s corresponding recommendation.  Further, unless otherwise provided for herein, the application of Guidelines in connection with such standards shall apply only in cases in which the nominee’s level of independence can be ascertained based on available disclosure.  These policies generally apply to director nominees in uncontested elections; votes in contested elections, and votes on director nominees not subject to policies described herein, should be made on a CASE-BY-CASE basis, with primary consideration in contested elections given to input from the Investment Professional(s) for a given Fund.

For issuers domiciled in Canada, Finland, France, Ireland, the Netherlands, Sweden or tax haven markets, generally vote AGAINST non-independent directors in cases in which the full board serves as the audit committee, or the company does not have an audit committee.

For issuers in all markets, including those in tax haven markets and those in Japan that have adopted the U.S.-style board-with-committees structure, vote AGAINST non-independent nominees to the audit committee, or, if the slate of nominees is bundled, vote AGAINST the slate.  If the slate is bundled and audit committee membership is unclear or proposed as a separate agenda item, vote FOR if the Agent otherwise recommends support.  For Canadian issuers, the Funds’ U.S. Guidelines with respect to audit committees shall apply.

In tax haven markets, DO NOT VOTE AGAINST non-independent directors in cases in which the full board serves as the compensation committee, or the company does not have a compensation committee.

DO NOT VOTE AGAINST non-independent directors who sit on the compensation or nominating committees, provided that such committees meet the applicable independence requirements of the relevant listing exchange.

In cases in which committee membership is unclear, consider non-independent director nominees on a CASE-BY-CASE basis if no other issues have been raised in connection with his/her nomination.

Generally follow Agent’s recommendations to vote AGAINST individuals nominated as outside/non-executive directors who do not meet the Agent’s standard for independence, unless the slate of nominees is bundled, in which case the proposal(s) to elect board members shall be considered on a CASE-BY-CASE basis.

For issuers in tax haven markets, generally withhold support (AGAINST or ABSTAIN, as appropriate) from bundled slates of nominees if the board is non-majority independent.  For issuers in Canada and other global markets, generally follow the Agent’s standards for withholding support from bundled slates or non-independent directors (typically excluding the CEO), as applicable, if the board does not meet the Agent’s independence standards or the board’s independence cannot be ascertained due to inadequate disclosure.

Generally, withhold support (AGAINST or ABSTAIN, as appropriate) from nominees or slates of nominees presented in a manner not aligned with market practice and/or legislation, including:

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•                  bundled slates of nominees (e.g., France, Hong Kong or Spain);

•                  simultaneous reappointment of retiring directors (e.g., South Africa);

•                  in markets with term lengths capped by legislation or market practice, nominees whose terms exceed the caps or are not disclosed (except that bundled slates with such lack of disclosure shall be considered on a CASE-BY-CASE basis); or

•                  nominees whose names are not disclosed in advance of the meeting (e.g., Austria, Philippines, Hong Kong or South Africa) or far enough in advance relative to voting deadlines (e.g., Italy) to make an informed voting decision.

Such criteria will not generally provide grounds for withholding support in countries in which they may be identified as best practice but such legislation or market practice is not yet applicable, unless specific governance shortfalls identified by the Agent dictate that less latitude should be extended to the issuer.

Generally vote FOR nominees without regard to recommendations that the position of chairman should be separate from that of CEO or otherwise required to be independent, unless other concerns requiring CASE-BY-CASE consideration have been raised.  The latter would include former CEOs proposed as board chairmen in markets such as the United Kingdom for which best practice and the Agent recommend against such practice.

In cases in which cumulative or net voting applies, generally vote with Agent’s recommendation to support nominees asserted by the issuer to be independent, even if independence disclosure or criteria fall short of Agent’s standards.

Consider nominees for whom the Agent has raised concerns regarding scandals or internal controls on a CASE-BY-CASE basis, generally withholding support (AGAINST or ABSTAIN, as appropriate) from nominees or slates of nominees when:

•                  the scandal or shortfall in controls took place at the company, or an affiliate, for which the nominee is being considered;

•                  culpability can be attributed to the nominee (e.g., nominee manages or audits relevant function), and

•                  the nominee has been directly implicated, with resulting arrest and criminal charge or regulatory sanction.

Consider non-independent nominees on a CASE-BY-CASE basis when the Agent has raised concerns regarding diminished shareholder value as evidenced by a significant drop in share price, generally voting with Agent’s recommendation AGAINST such nominees when few, if any, outside directors are present on the board and:

•                  the founding family has retained undue influence over the company despite a history of scandal or problematic controls;

•                  the nominees have engaged in protectionist activities such as introduction of a poison pill or preferential and/or dilutive share issuances; or

•                  evidence exists regarding compliance or accounting shortfalls.

For markets such as the tax havens, Australia, Canada, Hong Kong, Japan, Malaysia, Singapore and South Africa (and for outside directors in South Korea) in which nominees’ attendance records are adequately disclosed, the Funds’ U.S. Guidelines with respect to director attendance

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shall apply.  The same policy shall be applied regarding attendance by statutory auditors of Japanese companies.

Consider self-nominated director candidates on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such candidates, except that (1) an unqualified candidate will generally not be supported simply to effect a “protest vote” and (2) cases of multiple self-nominated candidates may be considered as a proxy contest if similar issues are raised (e.g., potential change in control).

Generally vote FOR nominees without regard to “over-boarding” issues raised by the Agent unless other concerns requiring CASE-BY-CASE consideration have been raised.

Generally, vote with Agent’s recommendation to withhold support (AGAINST or ABSTAIN, as appropriate) from nominees for whom support has become moot since the time the individual was nominated (e.g., due to death, disqualification or determination not to accept appointment).

Generally, vote with Agent’s recommendation when more candidates are presented than available seats and no other provisions under these Guidelines apply.

For companies incorporated in tax haven markets but which trade exclusively in the U.S., the Funds’ U.S. Guidelines with respect to director elections shall apply.

Board Structure

Generally, vote FOR proposals to fix board size, but also support proposals seeking a board range if the range is reasonable in the context of market practice and anti-takeover considerations.  Proposed article amendments in this regard shall be considered on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such proposals.

Director and Officer Indemnification and Liability Protection

Generally, vote in accordance with the Agent’s standards for indemnification and liability protection for officers and directors, voting AGAINST overly broad provisions.

Independent Statutory Auditors

With respect to Japanese companies that have not adopted the U.S.-style board-with-committees structure, vote AGAINST any nominee to the position of “independent statutory auditor” whom the Agent considers affiliated, e.g., if the nominee has worked a significant portion of his career for the company, its main bank or one of its top shareholders.  Where shareholders are forced to vote on multiple nominees in a single resolution, vote AGAINST all nominees.  In cases in which multiple slates of statutory auditors are presented, generally vote with the Agent’s recommendation, typically to support nominees deemed to be more independent and/or aligned with interests of minority shareholders.

Generally, vote AGAINST incumbent nominees at companies implicated in scandals or exhibiting poor internal controls.

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Key Committees

Generally, vote AGAINST proposals that permit non-board members to serve on the audit, compensation or nominating committee, provided that bundled slates may be supported if no slate nominee serves on the relevant committee(s).  If not otherwise addressed under these Guidelines, consider other negative recommendations from the Agent regarding committee members on a CASE-BY-CASE basis.

Director and Statutory Auditor Remuneration

Consider director compensation plans on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such proposals, while also factoring in the merits of the rationale and disclosure provided.  Generally, vote FOR proposals to approve the remuneration of directors and auditors as long as the amount is not excessive (e.g., significant increases should be supported by adequate rationale and disclosure), there is no evidence of abuse, the recipient’s overall compensation appears reasonable, and the board and/or responsible committee meets exchange standards for independence.  For Toronto Stock Exchange (TSX) issuers, the Agent’s limits with respect to equity awards to non-employee directors shall apply.

Bonus Payments

With respect to Japanese companies, generally vote FOR retirement bonus proposals if all payments are for directors and auditors who have served as executives of the company.  Generally vote AGAINST such proposals if one or more payments are for non-executive, affiliated directors or statutory auditors when one or more of the individuals to whom the grants are being proposed (1) has not served in an executive capacity for the company for at least three years or (2) has been designated by the company as an independent statutory auditor, regardless of the length of time he/she has served.  In all markets, if issues have been raised regarding a scandal or internal controls, generally vote AGAINST bonus proposals for retiring directors or continuing directors or auditors when culpability can be attributed to the nominee (e.g., if a Fund is also voting AGAINST the nominee under criteria herein regarding issues of scandal or internal controls), unless bundled with bonuses for a majority of directors or auditors a Fund is voting FOR.

Stock Option Plans for Independent Internal Statutory Auditors

With respect to Japanese companies, follow the Agent’s guidelines with respect to proposals regarding option grants to independent internal statutory auditors or other outside parties, generally voting AGAINST such plans.

Compensation Plans

Unless otherwise provided for herein, votes with respect to compensation plans, and awards thereunder or capital issuances in support thereof, should be determined on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such plans, considering quantitative or qualitative factors as appropriate for the market.

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Amendment Procedures for Equity Compensation Plans and ESPPs

For TSX issuers, votes with respect to amendment procedures for security-based compensation arrangements and employee share purchase plans shall generally be cast in a manner designed to preserve shareholder approval rights, with voting decisions generally based on the Agent’s recommendation.

Shares Reserved for Equity Compensation Plans

Unless otherwise provided for herein, voting decisions shall generally be based on the Agent’s methodology, including classification of a company’s stage of development as growth or mature and the corresponding determination as to reasonability of the share requests.

Generally, vote AGAINST equity compensation plans (e.g., option, warrant, restricted stock or employee share purchase plans or participation in company offerings such as IPOs or private placements), the issuance of shares in connection with such plans, or related management proposals (e.g., article amendments) that:

•                  exceed Agent’s recommended dilution limits, including cases in which the Agent suggests dilution cannot be fully assessed (e.g., due to inadequate disclosure);

•                  provide deep or near-term discounts to executives or directors, unless discounts to executives are deemed by the Agent to be adequately mitigated by other requirements such as long-term vesting (e.g., Japan) or broad-based employee participation otherwise meeting Agent’s standards (e.g., France);

•                  are administered with discretion by potential grant recipients, unless such discretion is deemed acceptable by the Agent due to market practice or other mitigating provisions;

•                  provide for retirement benefits or equity incentive awards to outside directors if not in line with market practice (e.g., Australia, Belgium, The Netherlands);

•                  permit financial assistance in the form of non-recourse (or essentially non-recourse) loans in connection with executive’s participation;

•                  for matching share plans, do not meet the Agent’s standards, considering holding period, discounts, dilution, participation, purchase price and performance criteria;

•                  provide for vesting upon change in control if deemed by the Agent to evidence a conflict of interest or anti-takeover device or if the change in control definition is too liberal (e.g., does not result in actual change in control);

•                  provide no disclosure regarding vesting or performance criteria (provided that proposals providing disclosure in one or both areas, without regard to Agent’s criteria for such disclosure, shall be supported provided they otherwise satisfy these Guidelines);

•                  permit post-employment vesting if deemed inappropriate by the Agent;

•                  allow plan administrators to make material amendments without shareholder approval unless adequate prior disclosure has been provided, with such voting decisions generally based on the Agent’s approach to evaluating such plans; or

•                  provide for retesting in connection with achievement of performance hurdles unless the Agent’s analysis indicates that (1) performance targets are adequately increased in proportion to the additional time available, (2) the retesting is de minimis as a percentage of overall compensation or is acceptable relative to market practice, or (3) the issuer has committed to cease retesting within a reasonable period of time.

Generally, vote FOR such plans/awards or the related issuance of shares that (1) do not suffer from the defects noted above, or (2) otherwise meet the Agent’s tests if the considerations raised

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by the Agent pertain primarily to performance hurdles, contract or notice periods, discretionary bonuses, recruitment awards, retention incentives, non-compete payments or vesting upon change in control (other than addressed above), if the company has provided adequate disclosure and/or a reasonable rationale regarding the relevant plan/award, practice or participation, the recipient’s overall compensation appears reasonable, and the board and/or responsible committee meets exchange standards for independence.  Unless otherwise provided for herein, market practice of the primary country in which a company does business, or in which an employee is serving, as applicable, shall supersede that of the issuer’s domicile.

Consider proposals in connection with such plans or the related issuance of shares in other instances on a CASE-BY-CASE basis.

Remuneration Reports

Generally, withhold support (AGAINST or ABSTAIN as appropriate for specific market and level of concerns identified by the Agent) from remuneration reports that include compensation plans permitting:

(1)          practices or features not supported under these Guidelines, including financial assistance under the conditions described above;

(2)          retesting deemed by the Agent to be excessive relative to market practice (irrespective of the Agent’s support for the report as a whole);

(3)          long-term incentive plans deemed by the Agent to be inadequately based on equity awards (e.g., cash-based plans);

(4)          equity award valuation triggering a negative recommendation from the Agent; or

(5)          provisions for retirement benefits or equity incentive awards to outside directors if not in line with market practice, except that reports will generally be voted FOR if contractual components are reasonably aligned with market practices on a going-forward basis (e.g., existing obligations related to retirement benefits or terms contrary to evolving standards would not preclude support for the report).

Reports receiving the Agent’s support and not triggering the concerns cited above will generally be voted FOR.  Unless otherwise provided for herein, reports not receiving the Agent’s support due to concerns regarding severance/termination payments, “leaver” status, incentive structures and vesting or performance criteria not otherwise supported by these Guidelines shall be considered on a CASE-BY-CASE basis, generally voted FOR if the company has provided a reasonable rationale and/or adequate disclosure regarding the matter(s) under consideration, the recipient’s overall compensation appears reasonable, and the board and/or responsible committee meets exchange standards for independence.  Reports with typically unsupported features may be voted FOR in cases in which the Agent recommends their initial support as the issuer or market transitions to better practices (e.g., having committed to new regulations or governance codes).

Shareholder Proposals Regarding Executive and Director Pay

The Funds’ U.S. Guidelines with respect to such shareholder proposals shall apply.

General Share Issuances

Unless otherwise provided for herein, voting decisions shall generally be based on the Agent’s practice to determine support for general issuance requests (with or without preemptive rights),

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or related requests to repurchase and reissue shares, based on their amount relative to currently issued capital, appropriate volume and duration parameters, and market-specific considerations (e.g., priority right protections in France, reasonable levels of dilution and discount in Hong Kong).  Requests to reissue repurchased shares will not be supported unless a related general issuance request is also supported.

Consider specific issuance requests on a CASE-BY-CASE basis based on the proposed use and the company’s rationale.

Generally, vote AGAINST proposals to issue shares (with or without preemptive rights), convertible bonds or warrants, to grant rights to acquire shares, or to amend the corporate charter relative to such issuances or grants in cases in which concerns have been identified by the Agent with respect to inadequate disclosure, inadequate restrictions on discounts, failure to meet the Agent’s standards for general issuance requests, or authority to refresh share issuance amounts without prior shareholder approval.

Generally, vote AGAINST nonspecific proposals authorizing excessive discretion to a board, as assessed by the Agent.

Increases in Authorized Capital

Unless otherwise provided for herein, voting decisions should generally be based on the Agent’s approach, as follows.  Generally:

•                  Vote FOR nonspecific proposals, including bundled proposals, to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

•                  Vote FOR specific proposals to increase authorized capital, unless:

•                  the specific purpose of the increase (such as a share-based acquisition or merger) does not meet these Guidelines for the purpose being proposed; or

•                  the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

•                  Vote AGAINST proposals to adopt unlimited capital authorizations.

•                  The Agent’s market-specific exceptions to the above parameters (e.g., The Netherlands, due to hybrid market controls) shall be applied.

Preferred Stock

Unless otherwise provided for herein, voting decisions should generally be based on the Agent’s approach, including:

•                  Vote FOR the creation of a new class of preferred stock or issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

•                  Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets the Agent’s guidelines on equity issuance requests.

•                  Vote AGAINST the creation of (1) a new class of preference shares that would carry superior voting rights to the common shares or (2) blank check preferred stock unless the board states that the authorization will not be used to thwart a takeover bid.

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Poison Pills/Protective Preference Shares

Generally, vote AGAINST management proposals in connection with poison pills or anti-takeover activities (e.g., disclosure requirements or issuances, transfers or repurchases) that do not meet the Agent’s standards.  Generally vote in accordance with Agent’s recommendation to withhold support from a nominee in connection with poison pill or anti-takeover considerations when culpability for the actions can be specifically attributed to the nominee.  Generally DO NOT VOTE AGAINST director remuneration in connection with poison pill considerations raised by the Agent.

Waiver on Tender-Bid Requirement

Generally, consider proposals on a CASE-BY-CASE basis seeking a waiver for a major shareholder from the requirement to make a buyout offer to minority shareholders, voting FOR when little concern of a creeping takeover exists and the company has provided a reasonable rationale for the request.

Approval of Financial Statements and Director and Auditor Reports

Generally, vote FOR management proposals seeking approval of financial accounts and reports, unless there is concern about the company’s financial accounts and reporting, which, in the case of related party transactions, would include concerns raised by the Agent regarding consulting agreements with non-executive directors but not severance/termination payments exceeding the Agent’s standards for multiples of annual compensation, provided the recipient’s overall compensation appears reasonable and the board and/or responsible committee meets exchange standards for independence.  Unless otherwise provided for herein, reports not receiving the Agent’s support due to other concerns regarding severance/termination payments not otherwise supported by these Guidelines shall be considered on a CASE-BY-CASE basis, factoring in the merits of the rationale and disclosure provided and generally voted FOR if the overall compensation package and/or program at issue appears reasonable.  Generally, vote AGAINST board-issued reports receiving a negative recommendation from the Agent due to concerns regarding independence of the board or the presence of non-independent directors on the audit committee.  However, generally do not withhold support from such proposals in connection with remuneration practices otherwise supported under these Guidelines or as a means of expressing disapproval of broader practices of the issuer or its board.

Remuneration of Auditors

Generally, vote FOR proposals to authorize the board to determine the remuneration of auditors, unless there is evidence of excessive compensation relative to the size and nature of the company.

Indemnification of Auditors

Generally, vote AGAINST proposals to indemnify auditors.

Ratification of Auditors and Approval of Auditors’ Fees

For Canadian issuers, the Funds’ U.S. Guidelines with respect to auditors and auditor fees shall apply.  For other markets, generally, follow the Agent’s standards for proposals seeking auditor ratification or approval of auditors’ fees, which indicate a vote FOR such proposals for companies in the MSCI EAFE index, provided the level of audit fee disclosure meets the Agent’s

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standards.  In other cases, generally vote FOR such proposals unless there are material concerns raised by the Agent about the auditor’s practices or independence.

Audit Commission

Consider nominees to the audit commission on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such candidates.

Allocation of Income and Dividends

With respect to Japanese companies, consider management proposals concerning allocation of income and the distribution of dividends, including adjustments to reserves to make capital available for such purposes, on a CASE-BY-CASE basis, generally voting with the Agent’s recommendations to support such proposals unless:

•                  the dividend payout ratio has been consistently below 30 percent without adequate explanation; or

•                  the payout is excessive given the company’s financial position.

Consider such proposals by issuers in other markets on a CASE-BY-CASE basis if the Agent makes a negative recommendation.  In any markets, in the event management offers multiple dividend proposals on the same agenda, primary consideration shall be given to input from the relevant Investment Professional(s) and voted with the Agent’s recommendation if no input is received.

Stock (Scrip) Dividend Alternatives

Generally, vote FOR most stock (scrip) dividend proposals, but vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Debt Instruments

Generally, vote AGAINST proposals authorizing excessive discretion, as assessed by the Agent, to a board to issue or set terms for debt instruments (e.g., commercial paper).

Debt Issuance Requests

When evaluating a debt issuance request, the issuing company’s present financial situation is examined.  The main factor for analysis is the company’s current debt-to-equity ratio, or gearing level.  A high gearing level may incline markets and financial analysts to downgrade the company’s bond rating, increasing its investment risk factor in the process.  A gearing level up to 100 percent is considered acceptable.

Generally, vote FOR debt issuances for companies when the gearing level is between zero and 100 percent.  Review on a CASE-BY-CASE basis proposals where the issuance of debt will result in the gearing level being greater than 100 percent, or for which inadequate disclosure precludes calculation of the gearing level, comparing any such proposed debt issuance to industry and market standards, and with voting decisions generally based on the Agent’s approach to evaluating such requests.

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Financing Plans

Generally, vote FOR the adoption of financing plans if they are in the best economic interests of shareholders.

Related Party Transactions

Consider related party transactions on a CASE-BY-CASE basis.  Generally, vote FOR approval of such transactions unless the agreement requests a strategic move outside the company’s charter or contains unfavorable or high-risk terms (e.g., deposits without security interest or guaranty).

Approval of Donations

Generally, vote AGAINST such proposals unless adequate, prior disclosure of amounts is provided; if so, single- or multi-year authorities may be supported.

Capitalization of Reserves

Generally, vote FOR proposals to capitalize the company’s reserves for bonus issues of shares or to increase the par value of shares.

Investment of Company Reserves

These proposals should generally be analyzed on a CASE-BY-CASE basis, with primary consideration given to input from the Investment Professional(s) for a given Fund.

Article Amendments

Review on a CASE-BY-CASE basis all proposals seeking amendments to the articles of association.

Generally, vote FOR an article amendment if:

•                  it is editorial in nature;

•                  shareholder rights are protected;

•                  there is negligible or positive impact on shareholder value;

•                  management provides adequate reasons for the amendments or the Agent otherwise supports management’s position;

•                  it seeks to discontinue and/or delist a form of the issuer’s securities in cases in which the relevant Fund does not hold the affected security type; or

•                  the company is required to do so by law (if applicable).

Generally, vote AGAINST an article amendment if:

•                  it removes or lowers quorum requirements for board or shareholder meetings below levels recommended by the Agent;

•                  it reduces relevant disclosure to shareholders;

•                  it seeks to align the articles with provisions of another proposal not supported by these Guidelines;

•                  it is not supported under these Guidelines, is presented within a bundled proposal, and the Agent deems the negative impact, on balance, to outweigh any positive impact; or

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•                  it imposes a negative impact on existing shareholder rights, including rights of the Funds, to the extent that any positive impact would not be deemed by the Agent to be sufficient to outweigh removal or diminution of such rights.

With respect to article amendments for Japanese companies:

•                  Generally vote FOR management proposals to amend a company’s articles to expand its business lines.

•                  Generally vote FOR management proposals to amend a company’s articles to provide for an expansion or reduction in the size of the board, unless the expansion/reduction is clearly disproportionate to the growth/decrease in the scale of the business or raises anti-takeover concerns.

•                  If anti-takeover concerns exist, generally vote AGAINST management proposals, including bundled proposals, to amend a company’s articles to authorize the Board to vary the annual meeting record date or to otherwise align them with provisions of a takeover defense.

•                  Generally follow the Agent’s guidelines with respect to management proposals regarding amendments to authorize share repurchases at the board’s discretion, voting AGAINST proposals unless there is little to no likelihood of a “creeping takeover” (major shareholder owns nearly enough shares to reach a critical control threshold) or constraints on liquidity (free float of shares is low), and where the company is trading at below book value or is facing a real likelihood of substantial share sales; or where this amendment is bundled with other amendments which are clearly in shareholders’ interest.

Other Business

In connection with global proxies, vote in accordance with the Agent’s market-specific recommendations on management proposals for Other Business, generally AGAINST.

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ING INVESTORS TRUST
7337 East Doubletree Ranch Road

Scottsdale, AZ  85258

1-800-366-0066

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2009

ING Franklin Templeton Founding Strategy Portfolio

Adviser Class, Institutional Class and Service Class Shares

This Statement of Additional Information (“SAI”) relates to the series listed above (“Portfolio”) of ING Investors Trust (“Trust”).  A prospectus or prospectuses dated May 1, 2009 (each, a “Prospectus” and collectively, the “Prospectuses”) for the Portfolio that provide the basic information you should know before investing in the Portfolio, may be obtained without charge from the Portfolio or from the Portfolio’s principal underwriter, ING Funds Distributor, LLC (“ING Funds Distributor” or “Distributor”) at the address written above.  This SAI is not a prospectus, but is incorporated therein by reference and should be read in conjunction with the Prospectuses dated May 1, 2009, which have been filed with the U.S. Securities and Exchange Commission (“SEC”).  Capitalized terms used in this SAI have the same meaning as in the Prospectuses, and some additional terms are defined particularly for this SAI.

The information in this SAI expands on information contained in the Prospectuses and any supplements thereto.  Copies of the Portfolio’s Prospectuses and annual or un-audited semi-annual shareholder reports may be obtained upon request and without charge by contacting the Trust at the address or phone number written above.  The Portfolio’s financial statements and the independent registered public accounting firm’s report thereon, included in the annual shareholder report dated December 31, 2008, are incorporated herein by reference.

Shares of the Portfolio are sold to insurance company separate accounts, so that the Portfolio may serve as an investment option under variable life insurance policies (“VLI Contracts”) and variable annuity contracts (“VA Contracts”) issued by insurance companies (“Variable Contracts”).  The Portfolio also may sell its shares to certain other investors, such as qualified pension and retirement plans (“Qualified Plans”), insurance companies, and any investment adviser to the Portfolio as well as to the general accounts of any insurance company whose separate account holds shares of the Portfolio.  Shares of the Portfolio are currently offered to separate accounts (“Variable Accounts”) of insurance companies that are subsidiaries of ING Groep N.V.  For information on allocating premiums and cash values under the terms of the Variable Contracts, see the prospectus for your Variable Contract.

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INTRODUCTION	1
HISTORY OF THE TRUST	1
DESCRIPTION OF SECURITIES AND INVESTMENT TECHNIQUES	1
INVESTMENT RESTRICTIONS	52
MANAGEMENT OF THE TRUST	54
BOARD	62
ADVISER	69
EXPENSE LIMITATION AGREEMENT	72
ADMINISTRATOR	73
DISTRIBUTION OF TRUST SHARES	73
SHAREHOLDER SERVICE AND DISTRIBUTION PLAN FOR ADV CLASS SHARES	76
SHAREHOLDER SERVICE PLAN FOR CLASS S SHARES
CODE OF ETHICS	79
DISCLOSURE OF THE PORTFOLIO’S PORTFOLIO SECURITIES	79
PROXY VOTING PROCEDURES	80
BROKERAGE ALLOCATION AND TRADING POLICIES
PORTFOLIO TURNOVER	85
NET ASSET VALUE	86
PERFORMANCE INFORMATION	88
TAXES	90
OTHER INFORMATION	93
APPENDIX A: DESCRIPTION OF BOND RATINGS	A-1
APPENDIX B: PROXY VOTING PROCEDURES AND GUIDELINES	B-1

INTRODUCTION

This SAI is designed to elaborate upon information contained in the Prospectuses for the Adviser (“ADV Class”), Institutional (“Class I”) and Service (“Class S”) Class shares of the Portfolio, including the discussion of certain securities and investment techniques.  The more detailed information contained in this SAI is intended for investors who have read the Prospectuses and are interested in a more detailed explanation of certain aspects of some of the Portfolio’s securities and investment techniques.  Some of the Portfolio’s investment techniques are described only in the Prospectuses and are not repeated herein.  Unless otherwise noted, the Portfolio or Underlying Funds may invest up to 5% of its net assets in any type of security or investment not specifically noted in the Prospectuses or this SAI that the investment adviser, Directed Services LLC (“DSL”) or a sub-adviser to an Underlying Fund reasonably believes is compatible with the investment objectives and policies of the Portfolio.  Captions and defined terms in this SAI generally correspond to like captions and terms in the Prospectuses Terms not defined herein have the meanings given to them in the Prospectuses.

HISTORY OF THE TRUST

The Trust is a Massachusetts business trust established under an Agreement and Declaration of Trust dated August 3, 1988, as an open-end management investment company and currently consists of 62 investment Portfolios.  The Trust is authorized to issue multiple Portfolios and classes of shares, each with different investment objectives, policies and restrictions.  This SAI pertains only to ING Franklin Templeton Founding Strategy Portfolio.

Effective May 1, 2003, the name of the Trust changed from The GCG Trust to ING Investors Trust.  On January 31, 1992, the name of the Trust was changed from The Specialty Managers Trust to The GCG Trust.

DESCRIPTION OF SECURITIES AND INVESTMENT TECHNIQUES

The Portfolio normally invests all of its assets in shares of other ING mutual funds sub-advised by Franklin Advisors, Inc., Franklin Mutual Advisers, LLC or Templeton Global Advisors Limited (“Underlying Funds”), as described in the Prospectuses. The investment techniques described below may be pursued directly by the Underlying Funds. As a general matter, the Portfolio does not invest directly in securities. However, they are subject to the risks described below indirectly through their investment in the Underlying Funds.  The Underlying Funds may use any or all of these techniques at any one time, and the fact that an Underlying Fund may use a technique does not mean that the technique will be used.  An Underlying Fund’s transactions in a particular type of security or use of a particular technique is subject to limitations imposed by the Underlying Fund’s investment objective, policies and restrictions described in the Underlying Fund’s Prospectuses and/or SAI, as well as the federal securities laws.

FIXED-INCOME INVESTMENTS

Adjustable Rate Mortgage Securities

Certain of the Underlying Funds may invest in adjustable rate mortgage securities (“ARMS”).  ARMS are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates. Generally, ARMS have a specified maturity date and amortize principal over their life. In periods of declining interest rates, there is a reasonable likelihood that ARMS will experience increased rates of prepayment of principal. However, the major difference between ARMS and fixed-rate mortgage securities is that the interest rate and the rate of amortization of principal of ARMS can and do change in accordance with movements in a particular, pre-specified, published interest rate index.

The amount of interest on ARMS is calculated by adding a specified amount, the “margin,” to the index, subject to limitations on the maximum and minimum interest that can be charged to the mortgagor during the

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life of the mortgage or to maximum and minimum changes to that interest rate during a given period. Because the interest rate on ARMS generally moves in the same direction as market interest rates, the market value of ARMS tends to be more stable than that of long-term fixed rate securities.

There are two main categories of indices which serve as benchmarks for periodic adjustments to coupon rates on ARMS: those based on U.S. Treasury securities and those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Portfolio, the National Median Cost of Portfolio, the one-month or three-month London Interbank Offered Rate (“LIBOR”), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Home Loan Bank Cost of Funds index (often related to ARMS issued by the Federal National Mortgage Association), tend to lag changes in market rate levels and tend to be somewhat less volatile.

Agency Mortgage Securities

Certain of the Underlying Funds may invest in mortgage-backed securities issued or guaranteed by the U.S. government, foreign governments or any of their agencies, instrumentalities or sponsored enterprises.  There are several types of agency mortgage securities currently available, including, but not limited to, guaranteed mortgage pass-through certificates and multiple class securities.

Asset-Backed Securities

Certain of the Underlying Funds may invest in asset-back securities. Asset-backed securities represent individual interests in pools of consumer loans, home equity loans, trade receivables, credit card receivables, and other debt and are similar in structure to mortgage-backed securities. The assets are securitized either in a pass-through structure (similar to a mortgage pass-through structure) or in a pay-through structure (similar to a Collateralized Mortgage Obligations structure). Asset-backed securities may be subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of certain types of loans underlying asset-backed securities can be expected to accelerate. Accordingly, an Underlying Fund’s ability to maintain positions in these securities will be affected by reductions in the principal amount of the securities resulting from prepayments, and the Underlying Fund must reinvest the returned principal at prevailing interest rates, which may be lower. Asset-backed securities may also be subject to extension risk during periods of rising interest rates. In the case of privately issued mortgage-related and asset-backed securities, the Underlying Funds take the position that such instruments do not represent interests in any particular industry or group of industries.

Asset-backed securities entail certain risks not presented by mortgage-backed securities. The collateral underlying asset-backed securities may be less effective as security for payments than real estate collateral. Debtors may have the right to set off certain amounts owed on the credit cards or other obligations underlying the asset-backed security, or the debt holder may not have a first (or proper) security interest in all of the obligations backing the receivable because of the nature of the receivable or state or federal laws protecting the debtor. Certain collateral may be difficult to locate in the event of default, and recoveries on depreciated or damaged collateral may not fully cover payments due on these securities.

Asset-backed securities can also include collateralized putable notes (“CPNs”).  CPNs represent interests in the most senior tranche of collateralized debt obligations and benefit from a put option provided by a highly rated counterparty.  CPNs are also backed by interests in various assets, including other asset-backed securities, residential mortgage-backed securities, collateralized mortgage-backed securities, and other instruments.

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Banking Industry And Savings Industry Obligations

Certain of the Underlying Funds may invest in: (1) certificates of deposit, time deposits, bankers’ acceptances, and other short-term debt obligations issued by commercial banks and in; (2) certificates of deposit, time deposits, and other short-term debt obligations issued by savings and loan associations (“S&Ls”).  Certain of the Underlying Funds also may invest in obligations of foreign branches of commercial banks and foreign banks so long as the securities are U.S. dollar-denominated, and others may invest in obligations of foreign branches of commercial banks and foreign banks if the securities are not U.S. dollar-denominated. See “Foreign Investments” discussion in this SAI for further information regarding risks attendant with investment in foreign securities.

Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, which are normally drawn by an importer or exporter to pay for specific merchandise, and which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed-time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed-time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed-time deposit to a third party, because there is no market for such deposits. An Underlying Fund will not invest in fixed-time deposits: (1) which are not subject to prepayment; or (2) which provide for withdrawal penalties upon prepayment (other than overnight deposits), if, in the aggregate, more than 10% or 15%, depending on the Underlying Fund, of its net assets would be invested in such deposits, in repurchase agreements maturing in more than seven days, and in other illiquid assets.

Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of U.S. banks, which include: (1) the possibility that their liquidity could be impaired because of future political and economic developments; (2) their obligations may be less marketable than comparable obligations of U.S. banks; (3) a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; (4) foreign deposits may be seized or nationalized; (5) foreign governmental restrictions, such as exchange controls, may be adopted which might adversely affect the payment of principal and interest on those obligations; and (6) the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks and/or because the accounting, auditing, and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks.  Foreign banks are not generally subject to examination by any U.S. government agency or instrumentality.

Certain of the Underlying Funds invest only in bank and S&L obligations as specified in that Underlying Fund’s investment policies.  Other Underlying Funds will not invest in obligations issued by a commercial bank or S&L unless:

(i)  the bank or S&L has total assets of a least $1 billion, or the equivalent in other currencies, and the institution has outstanding securities rated A or better by Moody’s Investors Service, Inc. (“Moody’s”) or Standard & Poor’s Ratings Services (“Standard & Poor’s” or “S&P”), or, if the institution has no outstanding securities rated by Moody’s or Standard & Poor’s, it has, in the determination of the sub-adviser, similar creditworthiness to institutions having outstanding securities so rated;

(ii)  in the case of a U.S. bank or S&L, its deposits are insured by the Federal Deposit Insurance Corporation (“FDIC”) or the Savings Association Insurance Fund (“SAIF”), as the case may be; and

(iii)  in the case of a foreign bank, the security is, in the determination of the sub-adviser, of an investment quality comparable with other debt securities that may be purchased by the Underlying Fund.  These limitations do not prohibit investments in securities issued by foreign branches of U.S. banks, provided

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such U.S. banks meet the foregoing requirements.

Brady Bonds

Certain of the Underlying Funds may invest in Brady Bonds.  “Brady Bonds” are created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the “Brady Plan”). Brady Bonds are not considered U.S. government securities and are considered speculative.  Brady Bonds may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and are actively traded in the over-the-counter secondary market.

Certain Brady Bonds may be collateralized as to principal due at maturity by U.S. Treasury zero-coupon bonds with a maturity equal to the final maturity of the bonds, although the collateral is not available to investors until the final maturity of the bonds.  Collateral purchases are financed by the International Monetary Fund, the World Bank and the debtor nation’s reserves.  Although Brady Bonds may be collateralized by U.S. government securities, the U.S. government does not guarantee the repayment of principal and interest.  In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities in countries issuing Brady Bonds, investments in Brady Bonds may be viewed as speculative.  Brady Bonds acquired by an Underlying Fund might be subject to restructuring arrangements or to requests for new credit, which may reduce the value of the Brady Bonds held by the Underlying Fund.

Collateralized Debt Obligations

Certain of the Underlying Funds may invest in collateralized debt obligations (“CDOs”), which includes collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment-grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment-grade or equivalent unrated loans.

For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield.  The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which an Underlying Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions under the Securities Act of 1933.  In addition to the normal risks associated with fixed-income securities discussed elsewhere in this SAI and the Prospectus (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Underlying Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

4

Collateralized Mortgage Obligations

Certain of the Underlying Funds may invest in collateralized mortgage obligations (“CMOs”). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal are paid, in most cases, semi-annually.  CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the Government National Mortgage Association (“GNMA”), the Federal Home Loan Mortgage Corporation (“FHLMC”), or the Federal National Mortgage Association (“FNMA”) (each as described below), and their income streams.

CMOs are structured into multiple classes, each bearing a different stated maturity.  Actual maturity and average life will depend upon the prepayment experience of the collateral.  CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid.  Monthly payment of principal received from the pool of underlying investors, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired.  An investor is partially guarded against a sooner-than-desired return of principal because of the sequential payments.

In a typical CMO transaction, a corporation (“issuer”) issues multiple portfolios (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”).  The Collateral is pledged to a third-party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z.  The portfolio A, B, and C Bonds all bear current interest.  Interest on the portfolio Z Bond is accrued and added to the principal; a like amount is paid as principal on the portfolio A, B, or C Bond currently being paid off. When the portfolio A, B, and C Bonds are paid in full, interest and principal on the portfolio Z Bond begin to be paid currently.  With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or S&Ls) to borrow against their loan portfolios.

Commercial Mortgage-Backed Securities

Certain of the Underlying Funds may invest in commercial mortgage-backed securities.  Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property.  The market for commercial mortgage-backed securities has developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants.  Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Commercial Paper

Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

Certain of the Underlying Funds may invest in commercial paper (including variable rate master demand notes and extendable commercial notes (“ECN”)), denominated in U.S. dollars, issued by U.S. corporations or foreign corporations.  Unless otherwise indicated in the investment policies for an Underlying Fund, an Underlying Fund may invest in commercial paper: (i) rated, at the date of investment, Prime-1 or Prime-2 by

5

Moody’s or A-1 or A-2 by Standard & Poor’s; (ii) if not rated by either Moody’s or Standard & Poor’s, issued by a corporation having an outstanding debt issue rated A or better by Moody’s or Standard & Poor’s; or (iii) if not rated, are determined to be of an investment quality comparable to rated commercial paper in which an Underlying Fund may invest.

Commercial paper obligations may include variable rate master demand notes.  These notes are obligations that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements between an Underlying Fund, as lender, and the borrower.  These notes permit daily changes in the amounts borrowed.  The lender has the right to increase or to decrease the amount under the note at any time up to the full amount provided by the note agreement; and the borrower may prepay up to the full amount of the note without penalty.  Because variable amount master demand notes are direct lending arrangements between the lender and borrower, and because no secondary market exists for those notes, such instruments will probably not be traded.  However, the notes are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time.  In connection with master demand note arrangements, the sub-adviser that invests in commercial paper will monitor, on an ongoing basis, the earning power, cash flow, and other liquidity ratios of the borrower and its ability to pay principal and interest on demand.  The sub-adviser also will consider the extent to which the variable amount master demand notes are backed by bank letters of credit.  These notes generally are not rated by Moody’s or Standard & Poor’s; the Underlying Fund may invest in them only if the sub-adviser believes that at the time of investment, the notes are of comparable quality to the other commercial paper in which the Underlying Fund may invest.  Master demand notes are considered by the Underlying Fund to have a maturity of one day, unless the sub-adviser has reason to believe that the borrower could not make immediate repayment upon demand.  (See Appendix A for a description of Moody’s and Standard & Poor’s ratings applicable to commercial paper.)  For purposes of limitations on purchases of restricted securities, commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933, as amended (“1933 Act”) as part of a private placement that meets liquidity standards under procedures adopted by the Portfolio’s Board of Trustees (“Board”) shall not be considered to be restricted.

Corporate Debt Securities

Certain of the Underling Funds may invest in corporate debt securities, as stated in the Underlying Funds’ investment objectives and policies in the relevant Prospectuses or SAIs. Corporate debt securities include corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities.  Some Underlying Funds may invest only in debt securities that are investment-grade, i.e., rated BBB or better by S&P or Baa or better by Moody’s, or, if not rated by S&P or Moody’s, of equivalent quality as determined by the sub-adviser.  Other Underlying Funds may invest in debt securities that are rated Baa3 or better by Moody’s or BBB- or better by S&P, if not rated by S&P or Moody’s, of equivalent quality as determined by the sub-adviser. The investment return on a corporate debt security reflects interest earnings and changes in the market value of the security. The market value of corporate debt obligations may be expected to rise and fall inversely with interest rates generally.  There also is a risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. Bonds rated BBB or Baa, which are considered medium-grade category bonds, do not have economic characteristics that provide the high degree of security with respect to payment of principal and interest associated with higher rated bonds, and generally have some speculative characteristics.  A bond will be placed in this rating category where interest payments and principal security appear adequate for the present, but economic characteristics that provide longer term protection may be lacking. Any bond, and particularly those rated BBB or Baa, may be susceptible to changing conditions, particularly to economic downturns, which could lead to a weakened capacity to pay interest and principal.

New issues of certain debt securities are often offered on a when-issued or firm-commitment basis; that is, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment, but delivery and payment for the securities normally take place after the customary settlement time.  The value of when-issued securities or securities purchased on a firm-commitment basis may vary prior to and after delivery depending on market conditions and changes in interest rate levels.  However, the Underlying Fund will not

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accrue any income on these securities prior to delivery.  The Underlying Fund will maintain in a segregated account with its custodian, or earmark on its records, an amount of cash or high quality debt securities equal (on a daily marked-to-market basis) to the amount of its commitment to purchase the when-issued securities or securities purchased on a firm-commitment basis.

Moody’s or Standard and Poor’s do not rate many securities of foreign issuers; therefore, the selection of such securities depends, to a large extent, on the credit analysis performed or used by the sub-adviser of the Underlying Fund.

Credit-Linked Notes

Certain of the Underlying Funds may invest in credit-linked notes (“CLN”). A CLN is generally issued by one party with a credit option, or risk, linked to a second party.  The embedded credit option allows the first party to shift a specific credit risk to the CLN holder, or an Underlying Fund in this case. The CLN is issued by a trust, a special purpose vehicle, collateralized by AAA-rated securities. Because of its high ratings, a CLN may be purchased by an Underlying Fund in accordance with its investment objective.  The CLN’s price or coupon is linked to the performance of the reference asset of the second party. Generally, the CLN holder receives either a fixed or floating coupon rate during the life of the CLN and par at maturity. The cash flows are dependent on specified credit-related events. Should the second party default or declare bankruptcy, the CLN holder will receive an amount equivalent to the recovery rate. The CLN holder bears the risk of default by the second party and any unforeseen movements in the reference asset, which could lead to loss of principal and receipt of interest payments. In return for these risks, the CLN holder receives a higher yield. As with most derivative investments, valuation of a CLN is difficult due to the complexity of the security (i.e., the embedded option is not easily priced).  The Underlying Fund cannot assure that it can implement a successful strategy regarding this type of investment.

Custodial Receipts and Trust Certificates

Certain of the Underlying Funds may invest in custodial receipts with respect to securities issued or guaranteed as to principal and interest by the U.S. government, its agencies, instrumentalities, political subdivisions or authorities.  These custodial receipts are known by various names, including “Treasury Receipts,” “Treasury Investors Growth Receipts” (“TIGRs”), and “Certificates of Accrual on Treasury Securities” (“CATs”).

Certain of the Underlying Funds may purchase custodial receipts representing the right to receive either the principal amount or the periodic interest payments or both with respect to specific underlying municipal bonds.  In a typical custodial receipt arrangement, an issuer or third party owner of Municipal Bonds deposits the bonds with a custodian in exchange for two classes of custodial receipts. The two classes have different characteristics, but, in each case, payments on the two classes are based on payments received on the underlying Municipal Bonds. In no event will the aggregate interest paid with respect to the two classes exceed the interest paid by the underlying Municipal Bond.  Custodial receipts are sold in private placements. The value of a custodial receipt may fluctuate more than the value of a municipal bond of comparable quality and maturity.

The custodial receipts and trust certificates may be underwritten by securities dealers or banks, representing interests in securities held by a custodian or trustee. The securities so held may include U.S. government securities, municipal securities or other types of securities in which the Underlying Fund may invest. The custodial receipts or trust certificates may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee.  For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. government or other issuers of the securities held by the custodian or trust. As a holder of custodial receipts and trust certificates, the Underlying Fund will bear its proportionate share of the fees and expenses charged to the custodial account or trust. Certain of the Underlying Funds also may invest in separately issued interests in

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custodial receipts and trust certificates.

Although under the terms of a custodial receipt an Underlying Fund would be typically authorized to assert its rights directly against the issuer of the underlying obligation, the Underlying Fund could be required to assert through the custodian bank those rights as may exist against the underlying issuers.  Thus, in the event an underlying issuer fails to pay principal and/or interest when due, an Underlying Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Underlying Fund had purchased a direct obligation of the issuer.  In addition, in the event that the trust or custodial account in which the underlying securities have been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying securities would be reduced in recognition of any taxes paid.

Certain custodial receipts and trust certificates may be synthetic or derivative instruments that have interest rates that reset inversely to changing short-term rates and/or have embedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate. Because some of these instruments represent relatively recent innovations, and the trading market for these instruments is less developed than the markets for traditional types of instruments, it is uncertain how these instruments will perform under different economic and interest-rate scenarios. Also, because these instruments may be leveraged, their market values may be more volatile than other types of municipal instruments and may present greater potential for capital gain or loss. The possibility of default by an issuer or the issuer’s credit provider may be greater for these derivative instruments than for other types of instruments. In some cases, it may be difficult to determine the fair value of a derivative instrument because of a lack of reliable objective information and an established secondary market for some instruments may not exist. In many cases, the Internal Revenue Service has not ruled on whether the interest received on a tax-exempt derivative instrument is tax-exempt and, accordingly, purchases of such instruments by the Underlying Funds are based on the opinion of counsel to the sponsors of the instruments.

Delayed Funding Loans and Revolving Credit Facilities

Certain of the Underlying Funds may enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term.  A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility.  Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest.  These commitments may have the effect of requiring the Underlying Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the Underlying Fund is committed to advancing additional funds, it will at all times segregate assets, determined to be liquid by the sub-adviser in accordance with procedures established by the Board, in an amount sufficient to meet such commitments.  Certain of the Underlying Funds may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Underlying Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.  The Underlying Fund will treat delayed funding loans and revolving credit facilities for which there is no readily available market as illiquid for purposes of the Underlying Fund’s limitation on illiquid investments.  Delayed funding loans and revolving credit facilities are considered to be debt obligations for purposes of the Underlying Fund’s investment restriction relating to the lending of funds or assets.

Eurodollar and Yankee Dollar Instruments

Certain of the Underlying Funds may invest in Eurodollar and Yankee Dollar instruments.  Eurodollar

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instruments are bonds that pay interest and principal in U.S. dollars held in banks outside the United States, primarily in Europe. Eurodollar instruments are usually issued on behalf of multinational companies and foreign governments by large underwriting groups composed of banks and issuing houses from many countries. Yankee Dollar instruments are U.S. dollar-denominated bonds issued in the United States by foreign banks and corporations. These investments involve risks that are different from investments in securities issued by U.S. issuers. (See, “Foreign Investments.”)

Event-Linked Bonds

Certain of the Underlying Funds may invest in event-linked bonds.  Event-linked bonds are fixed-income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake or other physical or weather-related phenomenon. Some event-linked bonds are commonly referred to as “catastrophe bonds.”  If a trigger event occurs, the Underlying Fund may lose a portion or all of its principal invested in the bond.  Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred.  Event-linked bonds may also expose the Underlying Fund to certain unanticipated risks including, but not limited to, issuer (credit) default, adverse regulatory or jurisdictional interpretation, and adverse tax consequences.  Event-linked bonds may also be subject to liquidity risk.

Floating or Variable Rate Instruments

Certain of the Underlying Funds may invest in floating or variable rate instruments. Floating or variable rate bonds normally provide that the holder can demand payment of the obligation on short notice at par with accrued interest.  Such bonds are frequently secured by letters of credit or other credit support arrangements provided by banks.  Floating or variable rate instruments provide for adjustments in the interest rate at specified intervals (weekly, monthly, semiannually, etc.).  An Underlying Fund would anticipate using these bonds as cash equivalents, pending longer-term investment of its funds.  Other longer term fixed-rate bonds, with a right of the holder to request redemption at certain times (often annually, after the lapse of an intermediate term), may also be purchased by an Underlying Fund.  These bonds are more defensive than conventional long-term bonds (protecting to some degree against a rise in interest rates), while providing greater opportunity than comparable intermediate term bonds since the Underlying Fund may retain the bond if interest rates decline.  By acquiring these kinds of bonds, an Underlying Fund obtains the contractual right to require the issuer of the security, or some other person (other than a broker or dealer), to purchase the security at an agreed upon price, which right is contained in the obligation itself rather than in a separate agreement with the seller or some other person.

FNMA and FHLMC Mortgage-Backed Obligations

Certain of the Underlying Funds may invest in FNMA and FHLMC mortgage-backed obligations. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include the FNMA and the FHLMC.  FNMA, a federally chartered and privately owned corporation, issues pass-through securities representing interests in a pool of conventional mortgage loans.  FNMA guarantees the timely payment of principal and interest, but this guarantee is not backed by the full faith and credit of the U.S. government.  FNMA also issues real estate mortgage investment conduits (“REMICs”) Certificates, which represent an interest in a trust funded with FNMA Certificates. REMIC Certificates are guaranteed by FNMA, and not by the full faith and credit of the U.S. government.

FNMA is a government-sponsored corporation owned entirely by private stockholders.  It is subject to general regulation by the Secretary of Housing and Urban Development.  FNMA conventional (i.e., not insured or guaranteed by any government agency) purchases residential mortgages from a list of approved seller/servicers that include state and federally chartered S&Ls, mutual savings banks, commercial banks, credit unions, and mortgage bankers.  FHLMC, a corporate instrumentality of the United States, was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing.  Its stock is owned by

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the twelve Federal Home Loan Banks.  FHLMC issues Participation Certificates (“PCs”) which represent interests in conventional mortgages from FHLMC’s national portfolio.  FHLMC guarantees the timely payment of interest and ultimate collection of principal and maintains reserves to protect holders against losses due to default.  PCs are not backed by the full faith and credit of the U.S. government.  As is the case with GNMA certificates, the actual maturity and realized yield on particular FNMA and FHLMC pass-through securities will vary based on the prepayment experience of the underlying pool of mortgages.

Foreign Bank Obligations

Certain of the Underlying Funds may invest in foreign bank obligations. Obligations of foreign banks and foreign branches of U.S. banks involve somewhat different investment risks from those affecting obligations of U.S. banks, including the possibilities that liquidity could be impaired because of future political and economic developments; the obligations may be less marketable than comparable obligations of U.S. banks; a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; foreign deposits may be seized or nationalized; foreign governmental restrictions (such as foreign exchange controls) may be adopted which might adversely affect the payment of principal and interest on those obligations; and the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks. In addition, the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. In that connection, foreign banks are not subject to examination by any U.S. government agency or instrumentality.

Foreign Mortgage-Related Securities

Certain of the Underlying Funds may invest in foreign mortgage-related securities. Foreign mortgage-related securities are interests in pools of mortgage loans made to residential home buyers domiciled in a foreign country. These include mortgage loans made by trust and mortgage loan companies, credit unions, chartered banks, and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (e.g., Canada Mortgage and Housing Corporation and First Australian National Mortgage Acceptance Corporation Limited). The mechanics of these mortgage-related securities are generally the same as those issued in the United States. However, foreign mortgage markets may differ materially from the U.S. mortgage market with respect to matters such as the sizes of loan pools, pre-payment experience, and maturities of loans.

GNMA Certificates

Certain of the Underlying Funds may invest in GNMA Certificates.  GNMA Certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans on which timely payment of interest and principal is guaranteed by the full faith and credit of the U.S. government.  GNMA is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as S&Ls, commercial banks, and mortgage bankers) and backed by pools of Federal Housing Administration (“FHA”) insured or Veteran’s Administration-guaranteed mortgages.

Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates.  Instead, these securities provide a periodic payment which consists of both interest and principal payments.  In effect, these payments are a “pass-through” of the periodic payments made by the individual borrowers on the residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred.  Mortgage-backed securities issued by GNMA are described as “modified pass-through” securities.  These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled

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payment dates, regardless of whether or not the mortgagor actually makes the payment. Although GNMA guarantees timely payment even if homeowners delay or default, tracking the “pass-through” payments may, at times, be difficult. Expected payments may be delayed due to the delays in registering the newly traded paper securities.  The custodian’s policies for crediting missed payments while errant receipts are tracked down may vary.  Other mortgage-backed securities, such as those of the FHLMC and the FNMA, trade in book-entry form and should not be subject to the risk of delays in timely payment of income.

Although the mortgage loans in the pool will have maturities of up to 30 years, the actual average life of the GNMA Certificates typically will be substantially less because the mortgages will be subject to normal principal amortization and may be prepaid prior to maturity.  Early repayments of principal on the underlying mortgages may expose the Underlying Fund to a lower rate of return upon reinvestment of principal.  Prepayment rates vary widely and may be affected by changes in market interest rates.  In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the GNMA Certificates.  Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the GNMA Certificates. Accordingly, it is not possible to accurately predict the average life of a particular pool.  Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current rates, GNMA Certificates can be less effective than typical bonds of similar maturities at “locking in” yields during periods of declining interest rates, although they may have comparable risks of decline in value during periods of rising interest rates.

Guaranteed Investment Contracts

Certain of the Underlying Funds may invest in guaranteed investment contracts (“GICs”).  GICs are issued by insurance companies.  Pursuant to such contracts, an Underlying Fund makes cash contributions to a deposit portfolio of the insurance company’s general account.  The insurance company then credits to the Underlying Fund on a monthly basis guaranteed interest, which is based on an index.  The GICs provide that this guaranteed interest will not be less than a certain minimum rate.  The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit portfolio.  In addition, because an Underlying Fund may not receive the principal amount of a GIC from the insurance company on seven days’ notice or less, the GIC is considered an illiquid investment, and, together with other instruments invested in by an Underlying Fund which are not readily marketable, will not exceed the allowable limit for illiquid securities. The term of a GIC will be one year or less. In determining average weighted portfolio maturity, a GIC will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate.

High-Yield Bonds

Certain of the Underlying Funds may invest in high-yield bonds.  “High-Yield Bonds” (commonly referred to as “junk bonds”), are bonds rated lower than Baa3 by Moody’s or BBB- by Standard & Poor’s, or, if not rated by Moody’s or Standard & Poor’s, of equivalent quality.  In general, high-yield bonds are not considered to be investment-grade and investors should consider the risks associated with high-yield bonds before investing in the Portfolio that invests in an Underlying Fund that holds high-yield securities in its portfolio. Investment in such securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but it also typically entails greater price volatility and principal and income risk.

Investment in high-yield bonds involves special risks in addition to the risks associated with investments in higher rated debt securities.  High-yield bonds are regarded as predominately speculative with respect to the issuer’s continuing ability to meet principal and interest payments.  Many of the outstanding high-yield bonds have not endured a lengthy business recession.  A long-term track record on bond default rates, such as that for investment-grade corporate bonds, does not exist for the high-yield market.  Analysis of the creditworthiness of issuers of debt securities, and the ability of an Underlying Fund to achieve its investment objective may, to

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the extent of investment in high-yield bonds, be more dependent upon such creditworthiness analysis than would be the case if the Underlying Fund were investing in higher quality bonds.

High-yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment-grade bonds.  The prices of high-yield bonds have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse downturns or individual corporate developments.  A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high-yield bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities.  If an issuer of high-yield bonds defaults, in addition to risking payment of all or a portion of interest and principal, the Underlying Fund may incur additional expenses to seek recovery.  In the case of high-yield bonds structured as zero-coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities that pay interest periodically and in cash.  There are also special tax considerations associated with investing in high-yield securities structured as zero-coupon or pay-in-kind securities.

The secondary market in which high-yield bonds are traded may be less liquid than the market for higher-grade bonds.  Less liquidity in the secondary trading market could adversely affect the price at which the Underlying Fund could sell a high-yield bond, and could adversely affect and cause large fluctuations in the daily net asset value of the Underlying Fund’s shares.  Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield bonds, especially in a thinly traded market.  When secondary markets for high-yield bonds are less liquid than the market for higher grade bonds, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

There are also certain risks involved in using credit ratings for evaluating high-yield bonds.  For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high-yield bonds.  Also, credit rating agencies may fail to reflect subsequent events.

Industrial Development and Pollution Control Bonds

Certain of the Underlying Funds may invest in industrial development and pollution control bonds which are revenue bonds and generally are not payable from the unrestricted revenues of an issuer. They are issued by or on behalf of public authorities to raise money to finance privately operated facilities for business, manufacturing, housing, sport complexes, and pollution control. Consequently, the credit quality of these securities is dependent upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations.

Inflation-Indexed Bonds

Certain of the Underlying Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation.  If the index measuring inflation falls, the principal will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.  Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds.  For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Short-term increases in inflation may lead to a decline in value. Any increase in the

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principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Loan Participations and Assignments

Certain of the Underlying Funds may purchase participations in commercial loans.  Such indebtedness may be secured or unsecured.  Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates.  Certain of the Underlying Funds may participate in such syndications, or can buy part of a loan, becoming a part lender.  The participation interests in which the Underlying Funds intend to invest may not be rated by any nationally recognized rating service.

When purchasing loan participations, the Underlying Funds may assume the credit risk associated with the corporate borrower, and may assume the credit risk associated with an interposed bank or other financial intermediary.  Unless, under the terms of a loan or other indebtedness an Underlying Fund has direct recourse against a borrower, the Underlying Fund may have to rely on the interposed agent bank or other financial intermediary to apply appropriate credit remedies against the borrower.  In the event that an agent bank or financial intermediary becomes insolvent, the Underlying Fund might incur costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest.  If an Underlying Fund does not receive scheduled interest or principal payments on such indebtedness, its share price and yield could be adversely affected.  If a loan is collateralized, there can be no assurance that liquidating the collateral would satisfy the corporate borrower’s obligation or that the collateral can be liquidated.  If an Underlying Fund invests in loan participations with poor credit quality, the Underlying Fund bears a substantial risk of losing the entire amount invested.  Investments in loans through a direct assignment of a financial institution’s interests with respect to the loan may involve additional risks to the Underlying Fund.  For example, if a loan is foreclosed, an Underlying Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral.

Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale.  The valuation of illiquid indebtedness involves a greater degree of judgment in determining an Underlying Fund’s net asset value (“NAV”) than if that value were based on available market quotations, and could result in significant variations in the Underlying Fund’s daily share price.

Moral Obligation Securities

Certain of the Underlying Funds may invest in moral obligation securities. Municipal securities may include “moral obligation” securities, which are usually issued by special purpose public authorities. A moral obligation bond is a type of state-issued municipal bond which is backed by a moral, not a legal obligation. If the issuer of moral obligation bonds cannot fulfill its financial responsibilities from current revenues, it may draw upon a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality, which created the issuer.

Mortgage-Backed Securities

Certain of the Underlying Funds may invest in mortgage-backed securities that meet its credit quality and portfolio maturity requirements. Mortgage-backed securities represent participation interests in pools of adjustable and fixed-rate mortgage loans secured by real property.

Unlike conventional debt obligations, mortgage-backed securities provide monthly payments derived from the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the

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pooled mortgage loans.  The mortgage loans underlying mortgage-backed securities are generally subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment.  Under certain interest rate and prepayment scenarios, an Underlying Fund may fail to recover the full amount of its investment in mortgage-backed securities notwithstanding any direct or indirect governmental or agency guarantee.  Since faster than expected prepayments must usually be invested in lower yielding securities, mortgage-backed securities are less effective than conventional bonds in “locking” in a specified interest rate.  In a rising interest rate environment, a declining prepayment rate may extend the average life of many mortgage-backed securities.  Extending the average life of a mortgage-backed security reduces its value and increases the risk of depreciation due to future increases in market interest rates.

Some of these mortgage-related securities may have exposure to sub prime loans or sub prime mortgages, which are loans to persons with impaired credit ratings.  However, it may be difficult to determine which securities have exposure to sub prime loans or mortgages.  Furthermore, the risk allocation techniques employed by these instruments may not be successful, which could lead to the credit risk of these instruments being greater than indicated by their ratings.  The value of these instruments may be further affected by downturns in the credit markets or the real estate market.  It may be difficult to value these instruments because of concerns about their transparency.  These instruments may not be liquid.

Municipal Lease Obligations

Certain of the Underlying Funds may invest in municipal lease obligations, which are lease obligations or installment purchase contract obligations of municipal authorities or entities. Although lease obligations do not constitute general obligations of the municipality for which its taxing power is pledged, a lease obligation is ordinarily backed by the municipality’s covenant to budget for, appropriate and make the payment due under the lease obligation. The Underlying Funds may also purchase “certificates of participation,” which are securities issued by a particular municipality or municipal authority to evidence a proportionate interest in base rental or lease payments relating to a specific project to be made by the municipality, agency or authority. However, certain lease obligations contain “non-appropriation” clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in any year unless money is appropriated for such purpose for such year. Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of default and foreclosure might prove difficult. In addition, these securities represent a relatively new type of financing, and certain lease obligations may therefore be considered to be illiquid securities.

An Underlying Fund may attempt to minimize the special risks inherent in municipal lease obligations and certificates of participation by purchasing only lease obligations which meet the following criteria: (1) rated A or better by at least one nationally recognized statistical rating organization (“NRSRO”); (2) secured by payments from a governmental lessee which has actively traded debt obligations; (3) determined by the sub-adviser to be critical to the lessee’s ability to deliver essential services; and (4) contain legal features which the sub-adviser deems appropriate, such as covenants to make lease payments without the right of offset or counterclaim, requirements for insurance policies, and adequate debt service reserve funds.

Municipal Securities

Certain of the Underlying Funds may invest in securities issued by states, municipalities, and other political subdivisions, agencies, authorities, and instrumentalities of states and multi-state agencies or authorities. Municipal securities include debt obligations the interest on which, in the opinion of bond counsel to the issuer at the time of issuance, is exempt from federal income tax (“Municipal Bonds”).  Municipal Bonds share the attributes of debt/fixed-income securities in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities.  Municipal Bonds are subject to credit and market risk.  Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of

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longer maturity issues tend to fluctuate more than prices of shorter maturity issues.

Participation on Creditors Committees

Certain of the Underlying Funds may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Underlying Fund.  Such participation may subject the Underlying Fund to expenses such as legal fees and may make the Underlying Fund an “insider” of the issuer for purposes of the federal securities laws, and therefore may restrict such Underlying Fund’s ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so.  Participation by an Underlying Fund on such committees also may expose the Underlying Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. The Underlying Fund will participate on such committees only when the sub-adviser believes that such participation is necessary or desirable to enforce the Underlying Fund’s rights as a creditor or to protect the value of securities held by the Underlying Fund.

Privately-Issued Mortgage-Backed Securities

Certain of the Underlying Funds may invest in privately issued mortgage-backed securities. Mortgage-backed securities may also be issued by trusts or other entities formed or sponsored by private originators of, and institutional investors in, mortgage loans and other foreign or domestic non-governmental entities (or represent custodial arrangements administered by such institutions).  These private originators and institutions include domestic and foreign S&Ls, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing.  Privately-issued mortgage-backed securities are generally backed by pools of conventional (i.e., non-government guaranteed or insured) mortgage loans.

These mortgage-backed securities are not guaranteed by an entity having the credit standing of a U.S. government agency. In order to receive a high quality rating, they normally are structured with one or more types of “credit enhancement.” These credit enhancements fall generally into two categories: (1) liquidity protection; and (2) protection against losses resulting after default by a borrower and liquidation of the collateral. Liquidity protection refers to the providing of cash advances to holders of mortgage-backed securities when a borrower on an underlying mortgage fails to make its monthly payment on time.  Protection against losses resulting after default and liquidation is designed to cover losses resulting when, for example, the proceeds of a foreclosure sale are insufficient to cover the outstanding amount on the mortgage. This protection may be provided through guarantees, insurance policies or letters of credit, through various means of structuring the transaction or through a combination of such approaches.

Savings Association Obligations

Certain of the Underlying Funds may invest in certificates of deposit (interest bearing time deposits) issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports or less than $100 million if the principal amount of such obligation is fully insured by the U.S. government.

Short-Term Municipal Obligations

Certain of the Underlying Funds may invest in short-term municipal obligations.  These securities include the following:

Tax Anticipation Notes are used to finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable from these specific future taxes. They are usually general obligations of the issuer, secured by the taxing power of the municipality for the payment of principal and interest when due.

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Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Program. They also are usually general obligations of the issuer.

Bond Anticipation Notes normally are issued to provide interim financing until long-term financing can be arranged. The long-term bonds then provide the money for the repayment of the notes.

Construction Loan Notes are sold to provide construction financing for specific projects. After successful completion and acceptance, many projects receive permanent financing through the FNMA or the GNMA.

Short-Term Discount Notes (tax-exempt commercial paper) are short-term (365 days or less) promissory notes issued by municipalities to supplement their cash flow.

Stripped Mortgage-Backed Securities

Certain of the Underlying Funds may invest in stripped mortgage-backed securities (“SMBS”). SMBS are derivative multi-class mortgage securities.  SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including S&Ls, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets.  A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal.  In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class).  The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on an Underlying Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Underlying Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed.  As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed “illiquid” and subject to the Underlying Fund’s limitations on investment in illiquid securities.

Subordinated Mortgage Securities

Certain of the Underlying Funds may invest in subordinated mortgage securities.  Subordinated mortgage securities have certain characteristics and certain associated risks. In general, the subordinated mortgage securities in which an Underlying Fund may invest consist of a series of certificates issued in multiple classes with a stated maturity or final distribution date. One or more classes of each series may be entitled to receive distributions allocable only to principal, principal prepayments, interest or any combination thereof prior to one or more other classes, or only after the occurrence of certain events, and may be subordinated in the right to receive such distributions on such certificates to one or more senior classes of certificates. The rights associated with each class of certificates are set forth in the applicable pooling and servicing agreement, form of certificate and offering documents for the certificates.

The subordination terms are usually designed to decrease the likelihood that the holders of senior certificates will experience losses or delays in the receipt of their distributions and to increase the likelihood that the senior certificate holders will receive aggregate distributions of principal and interest in the amounts anticipated. Generally, pursuant to such subordination terms, distributions arising out of scheduled principal, principal

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prepayments, interest or any combination thereof that otherwise would be payable to one or more other classes of certificates of such series (i.e., the subordinated certificates) are paid instead to holders of the senior certificates. Delays in receipt of scheduled payments on mortgage loans and losses on defaulted mortgage loans are typically borne first by the various classes of subordinated certificates and then by the holders of senior certificates.

In some cases, the aggregate losses in respect of defaulted mortgage loans that must be borne by the subordinated certificates and the amount of the distributions otherwise distributable on the subordinated certificates that would, under certain circumstances, be distributable to senior certificate holders may be limited to a specified amount.  All or any portion of distributions otherwise payable to holders of subordinated certificates may, in certain circumstances, be deposited into one or more reserve accounts for the benefit of the senior certificate holders. Since a greater risk of loss is borne by the subordinated certificate holders, such certificates generally have a higher stated yield than the senior certificates.

Interest on the certificates generally accrues on the aggregate principal balance of each class of certificates entitled to interest at an applicable rate. The certificate interest rate may be a fixed rate, a variable rate based on current values of an objective interest index or a variable rate based on a weighted average of the interest rate on the mortgage loans underlying or constituting the mortgage assets. In addition, the underlying mortgage loans may have variable interest rates.

Generally, to the extent funds are available, interest accrued during each interest accrual period on each class of certificates entitled to interest is distributable on certain distribution dates until the aggregate principal balance of the certificates of such class has been distributed in full.  The amount of interest that accrues during any interest accrual period and over the life of the certificates depends primarily on the aggregate principal balance of the class of certificates, which, unless otherwise specified, depends primarily on the principal balance of the mortgage assets for each such period and the rate of payment (including prepayments) of principal of the underlying mortgage loans over the life of the trust.

A series of certificates may consist of one or more classes as to which distributions allocable to principal will be allocated. The method by which the amount of principal to be distributed on the certificates on each distribution date is calculated and the manner in which such amount could be allocated among classes varies and could be effected pursuant to a fixed schedule, in relation to the occurrence of certain events or otherwise. Special distributions are also possible if distributions are received with respect to the mortgage assets, such as is the case when underlying mortgage loans are prepaid.

A mortgage-related security that is senior to a subordinated residential mortgage security will not bear a loss resulting from the occurrence of a default on an underlying mortgage until all credit enhancements protecting such senior holder is exhausted. For example, the senior holder will only suffer a credit loss after all subordinated interests have been exhausted pursuant to the terms of the subordinated residential mortgage security. The primary credit risk to the Underlying Fund by investing in subordinated residential mortgage securities is potential losses resulting from defaults by the borrowers under the underlying mortgages. The Underlying Fund would generally realize such a loss in connection with a subordinated residential mortgage security only if the subsequent foreclosure sale of the property securing a mortgage loan does not produce an amount at least equal to the sum of the unpaid principal balance of the loan as of the date the borrower went into default, the interest that was not paid during the foreclosure period and all foreclosure expenses.

The sub-adviser will seek to limit the risks presented by subordinated residential mortgage securities by reviewing and analyzing the characteristics of the mortgage loans that underlie the pool of mortgages securing both the senior and subordinated residential mortgage securities.  The Underlying Fund may seek opportunities to acquire subordinated residential mortgage securities where, in the view of the sub-adviser, the potential for a higher yield on such instruments outweighs any additional risk presented by the instruments. The sub-adviser will seek to increase yield to shareholders by taking advantage of perceived inefficiencies in the market for subordinated residential mortgage securities.

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Credit enhancement for the senior certificates comprising a series is provided by the holders of the subordinated certificates to the extent of the specific terms of the subordination and, in some cases, by the establishment of reserve funds. Depending on the terms of a particular pooling and servicing agreement, additional or alternative credit enhancement may be provided by a pool insurance policy and/or other insurance policies, third party limited guaranties, letters of credit, or similar arrangements. Letters of credit may be available to be drawn upon with respect to losses due to mortgagor bankruptcy and with respect to losses due to the failure of a master service to comply with its obligations, under a pooling and servicing agreement, if any, to repurchase a mortgage loan as to which there was fraud or negligence on the part of the mortgagor or originator and subsequent denial of coverage under a pool insurance policy, if any. A master service may also be required to obtain a pool insurance policy to cover losses in an amount up to a certain percentage of the aggregate principal balance of the mortgage loans in the pool to the extent not covered by a primary mortgage insurance policy by reason of default in payments on mortgage loans.

A pooling and servicing agreement may provide that the depositor and master service could effect early termination of a trust, after a certain specified date or the date on which the aggregate outstanding principal balance of the underlying mortgage loans is less than a specific percentage of the original aggregate principal balance of the underlying mortgage loans by purchasing all of such mortgage loans at a price, unless otherwise specified, equal to the greater of a specified percentage of the unpaid principal balance of such mortgage loans, plus accrued interest thereon at the applicable certificate interest rate, or the fair market value of such mortgage assets. Generally, the proceeds of such repurchase would be applied to the distribution of the specified percentage of the principal balance of each outstanding certificate of such series, plus accrued interest, thereby retiring such certificates. Notice of such optional termination would be given by the trustee prior to such distribution date.

The underlying trust assets are a mortgage pool generally consisting of mortgage loans on single, multi-family and mobile home park residential properties. The mortgage loans are originated by S&Ls, savings banks, commercial banks or similar institutions and mortgage banking companies.

Various services provide certain customary servicing functions with respect to the mortgage loans pursuant to servicing agreements entered into between each service and the master service. A service’s duties generally include collection and remittance of principal and interest payments, administration of mortgage escrow accounts, collection of insurance claims, foreclosure procedures and, if necessary, the advance of funds to the extent certain payments are not made by the mortgagors and are recoverable under applicable insurance policies or from proceeds of liquidation of the mortgage loans.

The mortgage pool is administered by a master service who: (a) establishes requirements for each service; (b) administers, supervises and enforces the performance by the services of their duties and responsibilities under the servicing agreements; and (c) maintains any primary insurance, standard hazard insurance, special hazard insurance and any pool insurance required by the terms of the certificates. The master service may be an affiliate of the depositor and also may be the service with respect to all or a portion of the mortgage loans contained in a trust fund for a series of certificates.

Trust-Preferred Securities

Certain of the Underlying Funds may invest in trust-preferred securities, which are also known as trust-issued securities.  Trust-preferred securities are securities that have the characteristics of both debt and equity instruments and one treated by the Underlying Funds as a debt instrument.  Generally, trust-preferred securities are cumulative preferred stock issued by a trust that is wholly-owned by a financial institution, usually, a bank holding company. The financial institution creates the trust and will subsequently own the trust’s common securities, which represents three percent of the trust’s assets. The remaining 97% of the trust’s assets consists of trust-preferred securities, which are then sold to investors. The trust will use the sales proceeds to purchase a subordinated debt issued by the financial institution.  The financial institution will use the proceeds from the

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subordinated debt sale to increase its capital while the trust will receive periodic interest payments from the financial institution for holding the subordinated debt.  The trust will use the interest received to make dividend payments to the holders of the trust-preferred securities.  The dividends are generally paid on a quarterly basis and are higher than the dividends offered by the financial institution’s common stock.  Additionally, the holders of trust-preferred securities are senior to the common stockholders in the event the financial institution is liquidated. The primary benefit for the financial institution in using this particular structure is that the trust preferred securities are treated by the financial institution as debt securities for tax purposes (i.e., interest expense is tax deductible) and as equity securities for calculation of capital requirements.

In certain instances, the structure involves more than more than one financial institution and thus, more than one trust.  In this pooled offering, a separate trust is created.  This trust will issue securities to investors and use the proceeds to purchase the trust-preferred securities issued by the trust subsidiaries of the participating financial institutions.  Accordingly, the trust preferred securities held by the investors are backed by the trust-preferred securities issued by the trust subsidiaries.

In identifying the risks associated with trust-preferred securities, the Underlying Funds will evaluate the financial condition of the financial institution, as the trust typically has no business operations other than to issue the trust-preferred securities. If the financial institution is financially unsound and defaults on the interest payments to the trust, the trust will not be able to make dividend payments to the Underlying Fund.

U.S. Government Securities

U.S. government securities are obligations of, or are guaranteed by, the U.S. government, its agencies or instrumentalities.  Treasury bills, notes, and bonds are direct obligations of the U.S. Treasury.  Securities guaranteed by the U.S. government include: federal agency obligations guaranteed as to principal and interest by the U.S. Treasury (such as GNMA certificates), described in the section on “Mortgage-Backed Securities,” and Federal Housing Administration debentures.  In guaranteed securities, the U.S. government unconditionally guarantees the payment of principal and interest, and thus they are of the highest credit quality.  Such direct obligations or guaranteed securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, the U.S. government is obligated to or guarantees to pay them in full. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances.

Securities issued by U.S. government instrumentalities and certain federal agencies are neither direct obligations of, nor guaranteed by, the U.S. Treasury.  However, they involve federal sponsorship in one way or another: some are backed by specific types of collateral; some are supported by the issuer’s right to borrow from the U.S. Treasury; some are supported by the discretionary authority of the U.S. Treasury to purchase certain obligations of the issuer; others are supported only by the credit of the issuing government agency or instrumentality.  These agencies and instrumentalities include, but are not limited to, Federal Land Banks, Farmers Home Administration, FNMA, FHLMC, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Intermediate Credit Banks, and Federal Home Loan Banks. While these securities are issued, in general, under the authority of an Act of Congress, the U.S. government is not obligated to provide financial support to the issuing instrumentalities, although under certain conditions certain of these authorities may borrow from the U.S. Treasury.  In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment.  Each Underlying Fund will invest in securities of such agencies or instrumentalities or when the adviser or sub-adviser of the Underlying Fund is satisfied that the credit risk with respect to any instrumentality is comparable to the credit risk of U.S. government securities backed by the full faith and credit of the United States.

Certain of the Underlying Funds may also purchase obligations of the International Bank for Reconstruction and Development, which, while technically not a U.S. government agency or instrumentality, has the right to

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borrow from the participating countries, including the United States.

Zero-Coupon and Pay-in-Kind Bonds

Certain of the Underlying Funds may invest in zero-coupon and pay-in-kind bonds.  Zero-coupon bonds are issued at a significant discount from face value and pay interest only at maturity rather than at intervals during the life of the security. Pay-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. The values of zero-coupon bonds and pay-in-kind bonds are subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest currently, and may involve greater credit risk than such bonds.

The discount of zero-coupon and deferred interest bonds approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero-coupon bonds do not require the periodic payment of interest, deferred interest bonds provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value due to changes in interest rates than debt obligations that make regular payments of interest. An Underlying Fund will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Underlying Fund’s distribution obligations.

EQUITY INVESTMENTS

Common Stock and Other Equity Securities

Common stocks represent an equity (ownership) interest in a corporation.  This ownership interest generally gives an Underlying Fund the right to vote on measures affecting the company’s organization and operations.

Certain of the Underlying Funds may also buy securities such as convertible debt, preferred stock, warrants or other securities exchangeable for shares of common stock.  In selecting equity investments for an Underlying Fund, the sub-adviser will generally invest the Underlying Fund’s assets in industries and companies that it believes are experiencing favorable demand for their products and services and which operate in a favorable competitive and regulatory climate.

Convertible Securities

A convertible security is a security that may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock.  By investing in convertible securities, an Underlying Fund seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while earning a higher fixed rate of return than is available in common stocks.

Certain of the Underlying Funds may invest in “synthetic” convertible securities, which are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities.  For example, an Underlying Fund may purchase a non-convertible debt security and a warrant or option, which enables the Underlying Fund to have a convertible-like position with respect to a company, group of companies or stock index.  Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, the Underlying Fund generally receives an amount in cash equal to the difference between the conversion price and the then current value of the underlying security.  Unlike a true convertible security, a synthetic convertible comprises two or more separate securities, each with its own market value.  Therefore, the market

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value of a synthetic convertible is the sum of the values of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations.  An Underlying Fund will only invest in synthetic convertibles with respect to companies whose corporate debt securities are rated “A” or higher by a NRSRO and will not invest more than 15% of its net assets in such synthetic securities and other illiquid securities.

Corporate Reorganizations

Certain of the Underlying Funds may purchase indebtedness and participations, secured and unsecured, of debtor companies involved in reorganization or financial restructuring.  Such indebtedness may be in the form of loans, notes, bonds or debentures.  In general, securities that are the subject of a tender or exchange offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or proposal.  The increased market price of these securities may also discount what the stated or appraised value of the security would be in the contemplated action were approved or consummated.  These investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value.  The evaluation of these contingencies requires unusually broad knowledge and experience on the part of the sub-adviser that must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction, but also the financial resources and business motivation of the offer or as well as the dynamics of the business climate when the offer or proposal is in progress.

Derivatives

Certain of the Underlying Funds may invest in derivatives, which are securities and contracts whose value is based on performance of an underlying financial asset, index or other investment.

An Underlying Fund’s transactions in derivative instruments may include:

•                                          the purchase and writing of options on securities (including index options) and options on foreign currencies;

•                                          the purchase and sale of futures contracts based on financial, interest rate and securities indices, equity securities or fixed-income securities; and

•                                          entering into forward contracts, swaps and swap related products, such as equity index, interest rate or currency swaps, credit default swaps (long and short) and related caps, collars, floors and swaps.

The success of transactions in derivative instruments depends on the sub-adviser’s judgment as to their potential risks and rewards. Use of these instruments exposes an Underlying Fund to additional investment risks and transaction costs. If the sub-adviser incorrectly analyzes market conditions or does not employ the appropriate strategy with these instruments, the Underlying Fund’s return could be lower than if derivative instruments had not been used. Additional risks inherent in the use of derivative instruments include:  adverse movements in the prices of securities or currencies and the possible absence of a liquid secondary market for any particular instrument. An Underlying Fund could experience losses if the prices of its derivative positions correlate poorly with those of its other investments.  The loss from investing in derivative instruments is potentially unlimited.

Certain of the Underlying Funds may invest in derivatives for hedging purposes, to enhance returns, as a substitute for purchasing or selling securities, to maintain liquidity or in anticipation of changes in the composition of its portfolio holdings.  Hedging involves using a security or contract to offset investment risk, and can reduce the risk of a position held in an investment portfolio. If the sub-adviser’s judgment about fluctuations in securities prices, interest rates or currency prices proves incorrect, or the strategy does not correlate well with an Underlying Fund’s investments, the use of derivatives could result in a loss to the

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Underlying Fund and may, in turn, increase the Underlying Fund’s volatility.  In addition, in the event that non-exchange traded derivatives are used, they could result in a loss if the counterparty to the transaction does not perform as promised.

The Underlying Funds have claimed an exclusion from the definition of a Commodity Pool Operator (“CPO”) under the Commodity Exchange Act and therefore are not subject to registration or regulation as a CPO.

Eurodollar Convertible Securities

Certain of the Underlying Funds may invest in Eurodollar convertible securities, which are fixed-income securities of a U.S. issuer or a foreign issuer that are issued outside the United States and are convertible into equity securities of the same or a different issuer. Interest and dividends on Eurodollar convertible securities are payable in U.S. dollars outside of the United States. Certain of the Underlying Funds may invest without limitation in Eurodollar convertible securities that are convertible into foreign equity securities listed, or represented by American Depositary Receipts listed, on the New York Stock Exchange or the American Stock Exchange or convertible into publicly traded common stock of U.S. companies. Certain of the Underlying Funds may also invest in Eurodollar convertible securities that are convertible into foreign equity securities which are not listed, or represented by American Depositary Receipts listed, on such exchanges.

Futures Contracts and Options on Futures Contracts

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a particular financial instrument (debt security) or commodity for a specified price at a designated date, time, and place.  Although futures contracts by their terms require actual future delivery of and payment for financial instruments, commodities futures contracts are usually closed out before the delivery date.  Closing out an open futures contract position is effected by entering into an offsetting sale or purchase, respectively, for the same aggregate amount of the same financial instrument or commodities and the same delivery date.  Where an Underlying Fund has sold a futures contract, if the offsetting purchase price is less than the original futures contract sale price, the Underlying Fund realizes a gain; if it is more, the Underlying Fund realizes a loss.  Where an Underlying Fund has purchased a futures contract, if the offsetting price is more than the original futures contract purchase price, the Underlying Fund realizes a gain; if it is less, the Underlying Fund realizes a loss.

Gold Futures Contracts

A gold futures contract is a standardized contract which is traded on a regulated commodity futures exchange, and which provides for the future delivery of a specified amount of gold at a specified date, time and price.  When an Underlying Fund purchases a gold futures contract it becomes obligated to take delivery of and pay for the gold from the seller, and when an Underlying Fund sells a gold futures contract, it becomes obligated to make delivery of precious metals to the purchaser, in each case at a designated date and price.  An Underlying Fund may be able to enter into gold futures contracts only for the purpose of hedging its holdings or intended holdings of gold stocks and gold bullion. An Underlying Fund will not engage in these contracts for speculation or for achieving leverage.  An Underlying Fund’s hedging activities may include purchases of futures contracts as an offset against the effect of anticipated increases in the price of gold or sales of futures contracts as an offset against the effect of anticipated declines in the price of gold.

Interest Rate Futures Contracts

An interest rate futures contract is an obligation traded on an exchange or board of trade that requires the purchaser to accept delivery, and the seller to make delivery, of a specified quantity of the underlying financial instrument, such as U.S. Treasury bills and bonds, in a stated delivery month, at a price fixed in the contract.

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Certain of the Underlying Funds may purchase and sell interest rate futures as a hedge against adverse changes in debt instruments and other interest rate sensitive securities.  As a hedging strategy an Underlying Fund might employ, the Underlying Fund would purchase an interest rate futures contract when it is not fully invested in long-term debt securities but wishes to defer their purchase for some time until it can orderly invest in such securities or because short-term yields are higher than long-term yields.  Such a purchase would enable an Underlying Fund to earn the income on a short-term security while at the same time minimizing the effect of all or part of an increase in the market price of the long-term debt security, which an Underlying Fund intends to purchase in the future.  A rise in the price of the long-term debt security prior to its purchase either would be offset by an increase in the value of the futures contract purchased by the Underlying Fund or avoided by taking delivery of the debt securities under the futures contract.

An Underlying Fund would sell an interest rate futures contract in order to continue to receive the income from a long-term debt security, while endeavoring to avoid part or all of the decline in market value of that security which would accompany an increase in interest rates. If interest rates did rise, a decline in the value of the debt security held by an Underlying Fund would be substantially offset by the ability of an Underlying Fund to repurchase at a lower price the interest rate futures contract previously sold.  While the Underlying Fund could sell the long-term debt security and invest in a short-term security, ordinarily the Underlying Fund would give up income on its investment, since long-term rates normally exceed short-term rates.

Investment In Gold And Other Precious Metals

Some of the Underlying Funds may invest in gold bullion and coins and other precious metals (silver or platinum) bullion and in futures contracts with respect to such metals.  In order to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (“Code”), each Underlying Fund intends to manage its precious metals investments and/or futures contracts on metals so that less than 10% of the gross income of an Underlying Fund is invested in gold and other precious metals for tax purposes during any fiscal year (the current limit on so-called non-qualifying income) is derived from these and other sources that produce such non-qualifying income.

Precious metals will not be purchased in any form that is not readily marketable, and gold coins will be purchased for their intrinsic value only (i.e., coins will not be purchased for their numismatic value).  Any metals purchased by an Underlying Fund will be delivered to and stored with a qualified custodian bank.  Precious metals investments do not generate interest or dividend income.

Metal investments are considered speculative and are affected by various worldwide economic, financial and political factors.  Prices may fluctuate sharply over short time periods due to changes in inflation expectations in various countries, metal sales by central banks of governments or international agencies, speculation, changes in industrial and commercial demand, and governmental prohibitions or restriction on the private ownership of certain precious metals or minerals.  Furthermore, at the present time, there are four major producers of gold bullion: the Republic of South Africa, the United States, Canada and Australia.  Political and economic conditions in these countries will have a direct effect on the mining and distribution of gold and, consequently, on its price. Many of these risks also may affect the value of securities of companies engaged in operations respecting gold and other precious metals.

Limitations

When purchasing a futures contract, an Underlying Fund must maintain with its custodian (or earmark on its records) cash or liquid securities (including any margin) equal to the market value of such contract.  When writing a call option on a futures contract, an Underlying Fund similarly will maintain with its custodian (or earmark on its records) cash and/or liquid securities (including any margin) equal to the amount such option is “in-the-money” until the option expires or is closed out by an Underlying Fund.  A call option is “in-the-money” if the value of the futures contract that is the subject of the option exceeds the exercise price.

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When writing a call option on a futures contract, an Underlying Fund will maintain with its custodian (or earmark on its records) cash or liquid securities that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option.  Alternatively, an Underlying Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Underlying Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Underlying Fund.

Options on Futures Contracts

A futures option gives an Underlying Fund the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price prior to the expiration of the option.  Upon exercise of a call option, the purchaser acquires a long position in the futures contract and the writer of the option is assigned the opposite short position.  In the case of a put option, the converse is true.  A futures option may be closed out (before exercise or expiration) by an offsetting purchase or sale of a futures option by an Underlying Fund.

Certain of the Underlying Funds may use options on futures contracts in connection with hedging strategies.  Generally these strategies would be employed under the same market conditions in which an Underlying Fund would use put and call options on debt securities, as described hereafter in “Options on Securities and Securities Indices.”

Preferred Stock

Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends.  In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

Stock Index Futures Contracts

A “stock index” assigns relative values to the common stock included in an index (for example, the Standard & Poor’s 500® Composite Stock Price (“S&P 500®”) Index or the New York Stock Exchange Composite Index), and the index fluctuates with changes in the market values of such stocks.  A stock index futures contract is a bilateral agreement to accept or make payment, depending on whether a contract is purchased or sold, of an amount of cash equal to a specified dollar amount multiplied by the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally purchased or sold.

To the extent that changes in the value of an Underlying Fund corresponds to changes in a given stock index, the sale of futures contracts on that index (“short hedge”) would substantially reduce the risk to an Underlying Fund of a market decline and, by so doing, provide an alternative to a liquidation of securities position, which may be difficult to accomplish in a rapid and orderly fashion.  Stock index futures contracts might also be sold:

(1)           when a sale of portfolio securities at that time would appear to be disadvantageous in the long term because such liquidation would:

(a)           forego possible price appreciation;

(b)           create a situation in which the securities would be difficult to repurchase; or

(c)           create substantial brokerage commissions;

(2)           when a liquidation of an Underlying Fund has commenced or is contemplated, but there is, in the sub-adviser’s determination, a substantial risk of a major price decline before liquidation

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can be completed; or

(3)           to close out stock index futures purchase transactions.

Where an Underlying Fund anticipates a significant market or market sector advance, the purchase of a stock index futures contract (“long hedge”) affords a hedge against not participating in such advance at a time when the Underlying Fund is not fully invested.  Such purchases would serve as a temporary substitute for the purchase of individual stocks, which may then be purchased in an orderly fashion.  As purchases of stock are made, an amount of index futures contracts which is comparable to the amount of stock purchased would be terminated by offsetting closing sales transactions.  Stock index futures might also be purchased:

(1)           if an Underlying Fund is attempting to purchase equity positions in issues which it had or was having difficulty purchasing at prices considered by the sub-adviser to be fair value based upon the price of the stock at the time it qualified for inclusion in an Underlying Fund; or

(2)           to close out stock index futures sales transactions.

As long as required by regulatory authorities, each investing Underlying Fund will limit its use of futures contracts and futures options to hedging transactions and other strategies as described under the heading “Limitations” in this section, in order to avoid being deemed a commodity pool.  For example, an Underlying Fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of a Underlying Fund’s securities or the price of the securities which an Underlying Fund intends to purchase.  An Underlying Fund’s hedging may include sales of futures contracts as an offset against the effect of expected increases in interest rates and purchases of futures contracts as an offset against the effect of expected declines in interest rates.  Although other techniques could be used to reduce that Underlying Fund’s exposure to interest rate fluctuations, an Underlying Fund may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.  See this SAI for a discussion of other strategies involving futures and futures options.

If a purchase or sale of a futures contract is made by an Underlying Fund, it is required to deposit with its custodian a specified amount of cash and/or securities (“initial margin”).  The margin required for a futures contract is set by the exchange or board of trade on which the contract is traded and may be modified during the term of the contract.  The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to an Underlying Fund upon termination of the contract, assuming all contractual obligations have been satisfied.  Each investing Underlying Fund expects to earn interest income on its initial margin deposits.

A futures contract held by an Underlying Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day an Underlying Fund pays or receives cash, called “variation margin” equal to the daily change in value of the futures contract. This process is known as “marking to market.” The payment or receipt of the variation margin does not represent a borrowing or loan by an Underlying Fund but is settlement between an Underlying Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily NAV, each Underlying Fund will mark-to-market its open futures positions.

An Underlying Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts it writes.  Such margin deposits will vary depending on the nature of the underlying futures contract (including the related initial margin requirements), the current market value of the option, and other futures positions held by an Underlying Fund.

Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security and delivery month).  If an offsetting purchase price is less than the original sale

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price, an Underlying Fund realizes a capital gain, or if it is more, an Underlying Fund realizes a capital loss.  Conversely, if an offsetting sale price is more than the original purchase price, an Underlying Fund realizes a capital gain, or if it is less, an Underlying Fund realizes a capital loss.  The transaction costs must also be included in these calculations.

Synthetic Convertible Securities

Synthetic Convertible Securities are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities.  For example, an Underlying Fund may purchase a non-convertible debt security and a warrant or option, which enables the Underlying Fund to have a convertible-like position with respect to a company, group of companies or stock index.  Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions.  Upon conversion, the Underlying Fund generally receives an amount in cash equal to the difference between the conversion price and the then current value of the underlying security.  Unlike a true convertible security, a synthetic convertible comprises two or more separate securities, each with its own market value.  Therefore, the market value of a synthetic convertible is the sum of the values of its fixed-income component and its convertible component.  For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations.

Warrants

Certain of the Underlying Funds may, from time to time, invest in warrants. Warrants are, in effect, longer-term call options.  They give the holder the right to purchase a given number of shares of a particular company at specified prices within a certain period of time.  The purchaser of a warrant expects that the market price of the security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus giving him a profit.  Of course, since the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the entire purchase price of the warrant.  Warrants generally trade in the open market and may be sold rather than exercised.  Warrants are sometimes sold in unit form with other qualification as a regulated investment company.  The result of a hedging program cannot be foreseen and may cause the Underlying Fund to suffer losses that it would not otherwise sustain.

Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security.  Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments.  They pay no dividends and confer no rights other than a purchase option.  If a warrant is not exercised by the date of its expiration, the Underlying Fund will lose its entire investment in such warrant.

OPTIONS ON SECURITIES AND SECURITIES INDICES

Credit Default Swaps

Certain of the Underlying Funds may enter into credit default swap contracts for investment purposes.  As the seller in a credit default swap contract, an Underlying Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation.  In return, an Underlying Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred.  If no default occurs, an Underlying Fund would keep the stream of payments and would have no payment obligations.  As the seller, an Underlying Fund would be subject to investment exposure on the notional amount of the swap.  Certain of the Underlying Funds may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the Underlying Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial

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instability).  It would also involve credit risk — that the seller may fail to satisfy its payment obligations to the Underlying Fund in the event of a default.

Dollar Roll Transactions

Certain of the Underlying Funds seeking a high level of current income may enter into dollar rolls or “covered rolls” in which an Underlying Fund sells securities (usually mortgage-backed securities) and simultaneously contracts to purchase, typically in 30 to 60 days, substantially similar, but not identical securities, on a specified future date.  The proceeds of the initial sale of securities in the dollar roll transactions may be used to purchase long-term securities that will be held during the roll period.  During the roll period, the Underlying Fund forgoes principal and interest paid on the securities sold at the beginning of the roll period.  The Underlying Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale.  A “covered roll” is a specific type of dollar roll for which there is an offsetting cash position or cash equivalent securities position that matures on or before the forward settlement date of the dollar roll transaction.  As used herein the term “dollar roll” refers to dollar rolls that are not “covered rolls.”  At the end of the roll commitment period, the Underlying Fund may or may not take delivery of the securities an Underlying Fund has contracted to purchase.

An Underlying Fund’s obligations under a dollar roll agreement must be covered by segregated liquid assets equal in value to the securities subject to repurchase by the Underlying Fund.  “Covered rolls” are not subject to these segregation requirements. Dollar roll transactions may be considered borrowings and are, therefore, subject to the borrowing limitations applicable to the Underlying Fund.

General

The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security in relation to the exercise price of the option, the volatility of the underlying security, and the time remaining until the expiration date.

The premium paid for a put or call option purchased by the Underlying Fund is recorded as an asset of the Underlying Fund and subsequently adjusted. The premium received for an option written by the Underlying Fund is included in the Underlying Fund’s assets and an equal amount is included in its liabilities.  The value of an option purchased or written is marked to market daily and valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

Hybrid Instruments

Certain of the Underlying Funds may invest in hybrid instruments.  Hybrid Instruments (a type of potentially high-risk derivative) have been developed and combine the elements of futures contracts or options with those of debt, preferred equity, or a depositary instrument (hereinafter “Hybrid Instruments”).  Generally, a Hybrid Instrument will be a debt security, preferred stock, depositary share, trust certificate, certificate of deposit, or other evidence of indebtedness on which a portion of or all interest payments and/or the principal or stated amount payable at maturity, redemption, or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles, or commodities (collectively “Underlying Assets”) or by another objective index, economic factor, or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively “Benchmarks”).  Thus, Hybrid Instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

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Hybrid Instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return.  For example, an Underlying Fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions.  One solution would be to purchase a U.S. dollar-denominated Hybrid Instrument whose redemption price is linked to the average three-year interest rate in a designated group of countries.  The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level.  Furthermore, an Underlying Fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly.  The purpose of this arrangement, known as a structured security with an embedded put option, would be to give an Underlying Fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transactions costs.  Of course, there is no guarantee that the strategy will be successful, and an Underlying Fund could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the Hybrid Instrument.

The risks of investing in Hybrid Instruments reflect a combination of the risks of investing in securities, options, futures and currencies.  Thus, an investment in a Hybrid Instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars, or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark.  The risks of a particular Hybrid Instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked.  Such risks generally depend upon factors, which are unrelated to the operations or credit quality of the issuer of the Hybrid Instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets, and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future. Reference is also made to the discussion of futures, options, and forward contracts herein for a discussion of the risks associated with such investments.  Hybrid Instruments are potentially more volatile and carry greater market risks than traditional debt instruments.  Depending on the structure of the particular Hybrid Instrument, changes in a Benchmark may be magnified by the terms of the Hybrid Instrument and have an even more dramatic and substantial effect upon the value of the Hybrid Instrument.  Also, the prices of the Hybrid Instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.

Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates.  Alternatively, Hybrid Instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if “leverage” is used to structure the Hybrid Instrument.  Leverage risk occurs when the Hybrid Instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the Hybrid Instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid Instruments may also carry liquidity risk since the instruments are often “customized” to meet an Underlying Fund’s needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities.  In addition, because the purchase and sale of Hybrid Instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between an Underlying Fund and the issuer of the Hybrid Instrument, the creditworthiness of the counter party of issuer of the Hybrid Instrument would be an additional risk factor which an Underlying Fund would have to consider and monitor. Hybrid Instruments also may not be subject to regulation of the Commodities Futures Trading Commission (“CFTC”), which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory

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authority. The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the NAV of an Underlying Fund.

Indexed Securities

Certain of the Underlying Funds may invest in indexed securities. Indexed securities are instruments whose prices are indexed to the prices of other securities, securities indices, currencies, or other financial indicators.  Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities.  Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency.  Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other. The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad.  Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates.  Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies.

Lease Obligation Bonds

Certain of the Underlying Funds may invest in lease obligation bonds.  Lease obligation bonds are mortgages on a facility that is secured by the facility and are paid by a lessee over a long term.  The rental stream to service the debt as well as the mortgage are held by a collateral trustee on behalf of the public bondholders.  The primary risk of such instrument is the risk of default. Under the lease indenture, the failure to pay rent is an event of default.  The remedy to cure default is to rescind the lease and sell the assets.  If the lease obligation is not readily marketable or market quotations are not readily available, such lease obligations will be subject to an Underlying Fund’s limit on illiquid securities.

Options on Securities Indices

Certain of the Underlying Funds may purchase or sell call and put options on securities indices for the same purposes as it purchase or sells options on securities.  Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities.  In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.  When such options are written, the Underlying Fund is required to maintain a segregated account consisting of cash, cash equivalents or high grade obligations or the Underlying Fund must purchase a like option of greater value that will expire no earlier than the option sold.  Purchased options may not enable the Underlying Fund to hedge effectively against stock market risk if they are not highly correlated with the value of the Underlying Fund’s securities.  Moreover, the ability to hedge effectively depends upon the ability to predict movements in the stock market.

Over-the-Counter Options

Certain of the Underlying Funds may write or purchase options in privately negotiated domestic or foreign transactions (“OTC Options”), as well as exchange-traded or “listed” options. OTC Options can be closed out only by agreement with the other party to the transaction, and thus any OTC Options purchased by the Underlying Fund may be considered an illiquid security.  In addition, certain OTC Options on foreign

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currencies are traded through financial institutions acting as market-makers in such options and the underlying currencies.

The staff of the SEC has taken the position that purchased OTC Options and assets used to cover written over-the-counter options are illiquid and, therefore, together with other illiquid securities, cannot exceed a certain percentage of the Underlying Fund’s assets (“SEC illiquidity ceiling”).  OTC Options entail risks in addition to the risks of exchange-traded options.  Exchange-traded options are in effect guaranteed by the Options Clearing Corporation, while an Underlying Fund relies on the party from whom it purchases an OTC Option to perform if an Underlying Fund exercises the option.  With OTC Options, if the transacting dealer fails to make or take delivery of the securities or amount of foreign currency underlying an option it has written, in accordance with the terms of that option, an Underlying Fund will lose the premium paid for the option as well as any anticipated benefit of the transaction. Furthermore, OTC Options are less liquid than exchange-traded options.

Purchasing Options on Securities

An option on a security is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy a specified security (in the case of a call option) or to sell a specified security (in the case of a put option) from or to the seller (“writer”) of the option at a designated price during the term of the option.  Certain of the Underlying Funds may purchase put options on securities to protect holdings in an underlying or related security against a substantial decline in market value.  Securities are considered related if their price movements generally correlate to one another.  For example, the purchase of put options on debt securities held by an Underlying Fund would enable it to protect, at least partially, an unrealized gain in an appreciated security without actually selling the security.  In addition, an Underlying Fund would continue to receive interest income on such security.

Certain of the Underlying Funds may purchase call options on securities to protect against substantial increases in prices of securities an Underlying Fund intends to purchase pending its ability to invest in such securities in an orderly manner.  Certain of the Underlying Funds may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transactional costs paid on the put or call option which is sold.

Certain of the Underlying Funds may purchase long-term exchange traded equity options called Long Term Equity Anticipation Securities (“LEAPS”) and Buy Write Option Unitary Derivatives (“BOUNDs”).  LEAPS provide the holder the opportunity to participate in the underlying securities’ appreciation in excess of a fixed dollar amount; BOUNDs provide a holder the opportunity to retain dividends on the underlying securities while potentially participating in underlying securities’ capital appreciation up to a fixed dollar amount.

Risks of Options Transactions

The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a put or call option purchased by an Underlying Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, an Underlying Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

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There can be no assurance that a liquid market will exist when an Underlying Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, an Underlying Fund may be unable to close out a position. If an Underlying Fund cannot effect a closing transaction, it will not be able to sell the underlying security while the previously written option remains outstanding, even though it might otherwise be advantageous to do so. Possible reasons for the absence of a liquid secondary market on a national securities exchange could include: insufficient trading interest, restrictions imposed by national securities exchanges, trading halts or suspensions with respect to call options or their underlying securities, inadequacy of the facilities of national securities exchanges or the Options Clearing Corporation due to a high trading volume or other event, and a decision by one or more national securities exchanges to discontinue the trading of call options or to impose restrictions on types of orders.

Since option premiums paid or received by an Underlying Fund, as compared to underlying investments, are small in relation to the market value of such investments, buying and selling put and call options offer large amounts of leverage. Thus, the leverage offered by trading in options could result in an Underlying Fund’s NAV being more sensitive to changes in the value of the underlying securities.

Risks Associated With Futures and Futures Options

There are several risks associated with the use of futures and futures options. The value of a futures contract may decline. While an Underlying Fund’s transactions in futures may protect an Underlying Fund against adverse movements in the general level of interest rates or other economic conditions, such transactions could also preclude the Underlying Fund from the opportunity to benefit from favorable movements in the level of interest rates or other economic conditions. With respect to transactions for hedging, there can be no guarantee that there will be correlation between price movements in the hedging vehicle and in the Underlying Fund’s securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in the Underlying Fund and the hedging vehicle so that the Underlying Fund’s return might have been better if hedging had not been attempted. The degree to which price movements do not correlate depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when, and how to hedge involves the exercise of skill and judgment and even a well conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

There can be no assurance that a liquid market will exist at a time when the Underlying Fund seeks to close out a futures contract or a futures option position.  Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. Lack of a liquid market for any reason may prevent the Underlying Fund from liquidating an unfavorable position and the Underlying Fund would remain obligated to meet margin requirements and continue to incur losses until the position is closed.

Most Underlying Funds will only enter into futures contracts or futures options that are standardized and traded on a U.S. exchange or board of trade, or, in the case of futures options, for which an established over-the-counter market exists.  Foreign markets may offer advantages such as trading in indices that are not currently traded in the United States.  Foreign markets, however, may have greater risk potential than domestic

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markets.  Unlike trading on domestic commodity exchanges, trading on foreign commodity markets is not regulated by the CFTC and may be subject to greater risk than trading on domestic exchanges.  For example, some foreign exchanges are principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract.  Trading in foreign markets or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC regulations, and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings proved by the National Futures Association or any domestic futures exchange.  Amounts received for foreign futures or foreign options transactions may not be provided the same protections as funds received in respect of transactions on United States futures exchanges.  Certain of the Underlying Funds could incur losses or lose any profits that h ad been realized in trading by adverse changes in the exchange rate of the currency in which the transaction is denominated.  Transactions on foreign exchanges may include both commodities that are traded on domestic exchanges and boards of trade and those that are not.

The Trust reserves the right to engage in other types of futures transactions in the future and to use futures and related options for other than hedging purposes to the extent permitted by regulatory authorities.

Structured Securities

Certain of the Underlying Funds may invest in structured securities. Structured securities include notes, bonds or debentures that provide for the payment of principal of, and/or interest in, amounts determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of structured securities may provide that under certain circumstances no principal is due at maturity and, therefore, may result in the loss of an Underlying Fund’s investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference.  Consequently, leveraged structured securities entail a greater degree of market risk than other types of debt obligations. Structured securities may also be more volatile, less liquid and more difficult to accurately price than less complex fixed-income investments.

Swaps

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year.  In a standard swap transaction, two parties agree to exchange the returns (or differential in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor.  The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, or in a “basket” of securities representing a particular index.  The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio transactions.  Whether an Underlying Fund’s use of swap agreements will be successful in furthering its investment objective will depend on a sub-adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments.  Moreover, an Underlying Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.  Swaps are generally considered illiquid and may be aggregated with other illiquid positions for purposes of the limitation on illiquid investments. The swaps market is largely unregulated.  It is possible that developments in the swaps market, including potential government regulation, could adversely affect an Underlying Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. For purposes of applying an Underlying Fund’s investment policies and restrictions (as stated in the Prospectus and this SAI) swap agreements are generally valued by an Underlying Fund at market

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value.  In the case of a credit default swap sold by an Underlying Fund (i.e., where an Underlying Fund is selling credit default protection), however, an Underlying Fund will generally value the swap at its notional amount.  The manner in which certain securities or other instruments are valued by an Underlying Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Variable and Floating Rate Securities

Certain of the Underlying Funds may invest in variable and floating rate securities. Variable rate securities provide for automatic establishment of a new interest rate at fixed intervals (e.g., daily, monthly, semi-annually, etc.).  Floating rate securities provide for automatic adjustment of the interest rate whenever some specified interest rate index changes.  The interest rate on variable or floating rate securities is ordinarily determined by reference to, or is a percentage of, a bank’s prime rate, the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates, or some other objective measure.

Variable or floating rate securities frequently include a demand feature entitling the holder to sell the securities to the issuer at par value.  In many cases, the demand feature can be exercised at any time on 7 days’ notice; in other cases, the demand feature is exercisable at any time on 30 days’ notice or on similar notice at intervals of not more than one year.  Some securities, which do not have variable or floating interest rates, may be accompanied by puts producing similar results and price characteristics.

When-Issued, Delayed Delivery and Forward Commitment Transactions

Certain of the Underlying Funds may purchase securities on a when-issued, delayed delivery or forward commitment basis if the Underlying Fund holds, and maintains until the settlement date in a segregated account, cash and/or liquid securities in an amount sufficient to meet the purchase price, or if the Underlying Fund enters into offsetting contracts for the forward sale of other securities it owns.  Purchasing securities on a when-issued, delayed delivery or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Underlying Fund’s other assets.  Although the Underlying Fund could purchase securities on a when-issued basis or enter into forward commitments with the intention of acquiring securities, the Underlying Fund may dispose of a when-issued or delayed delivery security prior to settlement if a sub-adviser deems it appropriate to do so.  The Underlying Fund may realize short-term profits or losses upon such sales.

Writing Covered Call and Secured Put Options

In order to earn additional income on its portfolio securities or to protect partially against declines in the value of such securities, certain of the Underlying Funds may write covered call options.  The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.  During the option period, a covered call option writer may be assigned an exercise notice by the broker-dealer through whom such call option was sold requiring the writer to deliver the underlying security against payment of the exercise price.  This obligation is terminated upon the expiration of the option period or at such earlier time in which the writer effects a closing purchase transaction.  Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security, or to enable an Underlying Fund to write another call option on the underlying security with either a different exercise price or expiration date or both.

In order to earn additional income or to facilitate its ability to purchase a security at a price lower than the current market price of such security, certain of the Underlying Funds may write secured put options.  During the option period, the writer of a put option may be assigned an exercise notice by the broker-dealer through whom the option was sold requiring the writer to purchase the underlying security at the exercise price.

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Certain of the Underlying Funds may write a call or put option only if the option is “covered” or “secured” by the Underlying Fund holding a position in the underlying securities.  This means that so long as the Underlying Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option or hold a call with the same exercise price, the same exercise period, and on the same securities as the written call.  Alternatively, an Underlying Fund may maintain, in a segregated account with the Trust’s custodian (or earmark on its records), cash and/or liquid securities with a value sufficient to meet its obligation as writer of the option.  A put is secured if an Underlying Fund maintains cash and/or liquid securities with a value equal to the exercise price in a segregated account, or holds a put on the same underlying security at an equal or greater exercise price.  Certain of the Underlying Funds may also cover its obligation by holding a put where the exercise price of the put is less than that of the written put provided the difference is segregated in the form of liquid securities.  Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same Underlying Fund.

FOREIGN INVESTMENTS

Currency Management

An Underlying Fund’s flexibility to participate in higher yielding debt markets outside of the United States may allow an Underlying Fund to achieve higher yields than those generally obtained by domestic money market funds and short-term bond investments. When an Underlying Fund invests significantly in securities denominated in foreign currencies, however, movements in foreign currency exchange rates versus the U.S. dollar are likely to impact an Underlying Fund’s share price stability relative to domestic short-term income funds. Fluctuations in foreign currencies can have a positive or negative impact on returns. Normally, to the extent that the Underlying Fund is invested in foreign securities, a weakening in the U.S. dollar relative to the foreign currencies underlying an Underlying Fund’s investments should help increase the NAV of the Underlying Fund. Conversely, a strengthening in the U.S. dollar versus the foreign currencies in which an Underlying Fund’s securities are denominated will generally lower the NAV of the Underlying Fund. The sub-adviser attempts to minimize exchange rate risk through active portfolio management, including hedging currency exposure through the use of futures, options and forward currency transactions and attempting to identify bond markets with strong or stable currencies. There can be no assurance that such hedging will be successful and such transactions, if unsuccessful, could result in additional losses or expenses to an Underlying Fund.

Depositary Receipts

Certain of the Underlying Funds may invest in depositary receipts, including American Depositary Receipts (“ADR”). ADRs are securities, typically issued by a U.S. financial institution (a “depositary”), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary.  ADRs may be available through “sponsored” or “unsponsored” facilities.  A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the underlying security.  Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility.  The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

European Depositary Receipts (“EDR”) and Global Depositary Receipts (“GDRs”) are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or U.S. corporation.  Generally, depositary receipts in registered form are designed for use in the U.S. securities market and depositary receipts in bearer form are designed for use in securities markets outside the United States.  Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be

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converted. In addition, the issuers of the securities underlying unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the depositary receipts.  Depositary receipts also involve the risks of other investments in foreign securities.

Equity and Debt Securities Issued or Guaranteed by Supranational Organizations

Certain Underlying Funds may invest assets in securities issued or guaranteed by Supranational Organizations, such as obligations issued or guaranteed by the Asian Development Bank, Inter-American Development Bank, International Bank for Reconstruction and Development (World Bank), African Development Bank, European Coal and Steel Community, European Economic Community, European Investment Bank and the Nordic Investment Bank.

Exchange Rate-Related Securities

Certain of the Underlying Funds may invest in securities that are indexed to certain specific foreign currency exchange rates.  The terms of such securities would provide that the principal amount or interest payments are adjusted upwards or downwards (but not below zero) at payment to reflect fluctuations in the exchange rate between two currencies while the obligation is outstanding, depending on the terms of the specific security.  An Underlying Fund will purchase such security with the currency in which it is denominated and will receive interest and principal payments thereon in the currency, but the amount of principal or interest payable by the issuer will vary in proportion to the change (if any) in the exchange rate between the two specific currencies between the date the instrument is issued and the date the principal or interest payment is due.  The staff of the SEC is currently considering whether a mutual fund’s purchase of this type of security would result in the issuance of a “senior security” within the meaning of the 1940 Act.  The Trust believes that such investments do not involve the creation of such a senior security, but nevertheless undertakes, ending the resolution of this issue by the staff, to establish a segregated account with respect to such investments and to maintain in such account cash not available for investment or U.S. government securities or other liquid high quality debt securities having a value equal to the aggregate principal amount of outstanding securities of this type.

Investment in exchange rate-related securities entails certain risks.  There is the possibility of significant changes in rates of exchange between the U.S. dollar and any foreign currency to which an exchange rate-related security is linked.  In addition, there is no assurance that sufficient trading interest to create a liquid secondary market will exist for a particular exchange rate-related security due to conditions in the debt and foreign currency markets.  Illiquidity in the forward foreign exchange market and the high volatility of the foreign exchange market may from time to time combine to make it difficult to sell an exchange rate-related security prior to maturity without incurring a significant price loss.

Foreign Currency Transactions

Certain of the Underlying Funds that invest in foreign securities may buy and sell securities denominated in currencies other than the U.S. dollar, and receive interest, dividends and sale proceeds in other currencies, those Underlying Funds may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar.  The Underlying Funds may enter into foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or use forward foreign currency contracts to purchase or sell the foreign currencies.

Foreign Debt Securities

Certain of the Underlying Funds may invest in corporate debt securities of foreign issuers (including preferred or preference stock), certain foreign bank obligations (see, “Bank Obligations”) and U.S. dollar or foreign

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currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities.  Securities traded in certain emerging market countries, including the emerging market countries in Eastern Europe, may be subject to risks in addition to risks typically posed by international investing due to the inexperience of financial intermediaries, the lack of modern technology, and the lack of a sufficient capital base to expand business operations.  Additionally, former Communist regimes of a number of Eastern European countries previously expropriated a large amount of property, the claims on which have not been entirely settled.  There can be no assurance that the Portfolios’ investments in Eastern Europe will not also be expropriated, nationalized or otherwise confiscated.

Investment in sovereign debt can involve a high degree of risk.  The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of the debt.  A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject.  Governmental entities may also depend on expected disbursements from foreign governments, multilateral agencies and others to reduce principal and interest arrearages on their debt.  The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations.  Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner.  Consequently, governmental entities may default on their sovereign debt.  Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities.  There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

Certain Underlying Funds’ investments in foreign currency denominated debt obligations and hedging activities will likely produce a difference between its book income and its taxable income.  This difference may cause a portion of the Company’s income distributions to constitute returns of capital for tax purposes or require the Portfolios to make distributions exceeding book income to qualify as a regulated investment company for federal tax purposes.

Foreign Equity Securities

Certain Underlying Funds may invest in equity securities of foreign issuers, including ADRs, EDRs and GDRs (collectively, “Depositary Receipts”), which are described below. Some Underlying Funds may invest in foreign branches of commercial banks and foreign banks. (See the “Banking Industry and Savings Industry Obligations” discussion in this SAI for further description of these securities.)

Investments in foreign securities offer potential benefits not available in securities of domestic issuers by offering the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the United States, or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that may not move in a manner parallel to U.S. markets.

Investments in securities of foreign issuers involve certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions.  Changes in foreign currency exchange rates may affect the value of securities in an Underlying Fund and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned.  In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory

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taxation, other foreign taxation, political or social instability, or diplomatic developments that could adversely affect investments in those countries.

There may be less publicly available information about a foreign company than about a U.S. company and foreign companies may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to or as uniform as those of U.S. companies. Foreign securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets.  Securities of many foreign companies are less liquid and their prices more volatile than securities of comparable U.S. companies.  Transactional costs in non-U.S. securities markets are generally higher than in U.S. securities markets.  There is generally less government supervision and regulation of exchanges, brokers, and issuers than there is in the United States.  An Underlying Fund might have greater difficulty taking appropriate legal action with respect to foreign investments in non-U.S. courts than with respect to domestic issuers in U.S. courts.  In addition, transactions in foreign securities may involve greater time from the trade date until settlement than domestic securities transactions and involve the risk of possible losses through the holding of securities by custodians and securities depositories in foreign countries.

Securities traded in emerging market countries, including the emerging market countries in Eastern Europe, may be subject to risks in addition to risks typically posed by international investing due to the inexperience of financial intermediaries, the lack of modern technology, and the lack of a sufficient capital base to expand business operations.  A number of emerging market countries restrict, to varying degrees, foreign investment in securities.  Repatriation of investment income, capital, and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries.  A number of the currencies of emerging market countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur after investments in these currencies by the Underlying Fund.  Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility.  There is a risk in emerging market countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on an Underlying Fund’s investment.

Additional risks of investing in emerging market countries may include: currency exchange rate fluctuations; greater social, economic and political uncertainty and instability (including the risk of war); more substantial governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be newly organized and may be smaller and less seasoned companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and significantly smaller market capitalization of securities markets. Emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions.  Settlement problems may cause an Underlying Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or delay in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security. Any change in the leadership or policies of Eastern European countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.  Additionally, former Communist regimes of a number of Eastern European countries previously expropriated a large amount of property, the claims on which have not been entirely settled.  There can be no assurance that an Underlying Fund’s investments in Eastern Europe will not also be expropriated, nationalized or otherwise confiscated.

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Forward Currency Contracts

Certain of the Underlying Funds may enter into forward currency contracts in anticipation of changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. For example, an Underlying Fund might purchase a particular currency or enter into a forward currency contract to preserve the U.S. dollar price of securities it intends to or has contracted to purchase. Alternatively, it might sell a particular currency on either a spot or forward basis to hedge against an anticipated decline in the dollar value of securities it intends to or has contracted to sell. Although this strategy could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain from an increase in the value of the currency.

An Underlying Fund may engage in forward currency transactions in anticipation of or to protect itself against fluctuations in currency exchange rates.  An Underlying Fund might sell a particular currency forward, for example, when it wants to hold bonds or bank obligations denominated in or exposed to that currency but anticipates or wishes to be protected against a decline in the currency against the dollar.  Similarly, it might purchase a currency forward to “lock in” the dollar price of securities denominated in or exposed to that currency which it anticipated purchasing.

The Underlying Funds may enter into forward foreign currency contracts in two circumstances.  When an Underlying Fund enters into a contract for the purchase or sale of a security denominated in or exposed to a foreign currency, the Underlying Fund may desire to “lock in” the U.S. dollar price of the security.  By entering into a forward contract for a fixed amount of dollars for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Underlying Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

Second, when the sub-adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract for a fixed amount of dollars to sell the amount of foreign currency approximating the value of some or all of the Underlying Fund’s securities denominated in or exposed to such foreign currency.  The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date on which the forward contract is entered into and the date it matures.  The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

None of the Underlying Funds will enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Underlying Fund to deliver an amount of foreign currency in excess of the value of the Underlying Fund’s securities or other assets denominated in that currency, unless the Underlying Fund covers the excess with sufficient segregated assets.  At the maturity of a forward contract, an Underlying Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

It is impossible to forecast the market value of a particular portfolio security at the expiration of the contract.  Accordingly, if a decision is made to sell the security and make delivery of the foreign currency, it may be necessary for the Underlying Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that the Underlying Fund is obligated to deliver.

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If the Underlying Fund retains the portfolio security and engages in an offsetting transaction, the Underlying Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices.  Should forward prices decline during the period between the Underlying Fund’s entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Underlying Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase.  Should forward prices increase, the Underlying Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

Forward contracts are not traded on regulated commodities exchanges.  There can be no assurance that a liquid market will exist when an Underlying Fund seeks to close out a forward currency position, and in such an event, the Underlying Fund might not be able to effect a closing purchase transaction at any particular time.  In addition, an Underlying Fund entering into a forward foreign currency contract incurs the risk of default by the counter party to the transaction.  The CFTC has indicated that it may in the future assert jurisdiction over certain types of forward contracts in foreign currencies and attempt to prohibit certain entities from engaging in such foreign currency forward transactions.

International Debt Securities

Certain of the Underlying Funds may invest in debt obligations (which may be denominated in U.S. dollar or in non-U.S. currencies) of any rating issued or guaranteed by foreign corporations, certain supranational entities (such as the World Bank) and foreign governments (including political subdivisions having taxing authority) or their agencies or instrumentalities, including ADRs, consistent with their policies.  These investments may include debt obligations such as bonds (including sinking fund and callable bonds), debentures and notes, together with preferred stocks, pay-in-kind securities, and zero-coupon securities.

In determining whether to invest in debt obligations of foreign issuers, an Underlying Fund would consider the relative yields of foreign and domestic debt securities, the economies of foreign countries, the condition of such countries’ financial markets, the interest rate climate of such countries and the relationship of such countries’ currency to the U.S. dollar.  These factors are judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data.  Subsequent foreign currency losses may result in an Underlying Fund having previously distributed more income in a particular period than was available from investment income, which could result in a return of capital to shareholders.  An Underlying Fund’s portfolio of foreign securities may include those of a number of foreign countries, or, depending upon market conditions, those of a single country.

Investments in securities of issuers in non-industrialized countries generally involve more risk and may be considered highly speculative.  Although a portion of an Underlying Fund’s investment income may be received or realized in foreign currencies, the Underlying Fund would be required to compute and distribute its income in U.S. dollars and absorb the cost of currency fluctuations and the cost of currency conversions.  Investment in foreign securities involves considerations and risks not associated with investment in securities of U.S. issuers.  For example, foreign issuers are not required to use generally accepted accounting principles.  If foreign securities are not registered under the 1933 Act, the issuer does not have to comply with the disclosure requirements of the Securities Exchange Act of 1934, as amended (“1934 Act”).  The values of foreign securities investments will be affected by incomplete or inaccurate information available to the investment adviser as to foreign issuers, changes in currency rates, exchange control regulations or currency blockage, expropriation or nationalization of assets, application of foreign tax laws (including withholding taxes), changes in governmental administration or economic or monetary policy.  In addition, it is generally more difficult to obtain court judgments outside the United States.

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Options on Foreign Currencies

Certain of the Underlying Funds may purchase and sell options on foreign currencies for hedging purposes in a manner similar to that in which forward contracts will be utilized.  For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant.  In order to protect against such diminution in the value of portfolio securities, an Underlying Fund may purchase put options on the foreign currency.  If the value of the currency does decline, the Underlying Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, an Underlying Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates.  As in the case of other types of options, however, the benefit to an Underlying Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs.  In addition, where currency exchange rates do not move in the direction or to the extent anticipated, an Underlying Fund could sustain losses on transactions in foreign currency options which would require it to forgo a portion or all of the benefits of advantageous changes in such rates.

An Underlying Fund may sell options on foreign currencies for the same types of hedging purposes.  For example, where an Underlying Fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, sell a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

As in the case of other types of options, however, the selling of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and an Underlying Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses.  The purchase of an option on foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to an Underlying Fund’s position, it may forfeit the entire amount of the premium plus related transaction costs.  As in the case of forward contracts, certain options on foreign currencies are traded over the counter and involve risks which may not be present in the case of exchange-traded instruments.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, an Underlying Fund could sell a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Underlying Fund to hedge such increased cost up to the amount of the premium.  Foreign currency options sold by an Underlying Fund will generally be covered in a manner similar to the covering of other types of options.  As in the case of other types of options, however, the selling of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction.  If this does not occur, the option may be exercised and an Underlying Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium.  Through the selling of options on foreign currencies, an Underlying Fund also may be required to forgo all or a portion of the benefits, which might otherwise have been obtained from favorable movements in exchange rates.  An Underlying Fund may also use foreign currency options to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

Passive Foreign Investment Companies

Certain of the Underlying Funds may invest in securities of “passive foreign investment companies” (“PFICs”).  Some foreign countries limit or prohibit all direct foreign investment in the securities of companies

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located in their countries.  However, the governments of some countries have authorized the organization of investment funds to permit indirect foreign investment in such securities.  The Underlying Funds may subject to certain percentage limits under the 1940 Act and the laws of certain states relating to the purchase of securities of investment companies, and may be subject to the limitation that more than 10% of the value of the Underlying Fund’s assets may be invested in such securities.

Sovereign Debt

Certain of the Underlying Funds may invest in sovereign debt securities issued by governments of foreign countries.  The sovereign debt in which the Underlying Fund may invest may be rated below investment-grade.  These securities usually offer higher yields than higher rated securities but also are subject to greater risk than higher rated securities.

Investment in sovereign debt involves a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities also may depend upon expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt.  Dividend and interest income from foreign securities may generally be subject to withholding taxes by the country in which the issuer is located and may not be recoverable by an Underlying Fund or its investors.

Sovereign debt issued or guaranteed by emerging market governmental entities, and corporate issuers in which an Underlying Fund may invest potentially involves a high degree of risk and may be deemed the equivalent in terms of quality to high risk, low rated securities (i.e., high-yield bonds) and subject to many of the same risks as such securities.  An Underlying Fund may have difficulty disposing of certain of these debt obligations because there may be a thin trading market for such securities. In the event a governmental issuer defaults on its obligations, the Underlying Fund may have limited legal recourse against the issuer or guarantor, if any.  Remedies must, in some cases, be pursued in the courts in the jurisdiction in which the defaulting party itself operates, and the ability of the holder of foreign government debt securities to obtain recourse may be subject to the political climate in the relevant country.

The issuers of the government debt securities in which an Underlying Fund may invest may experience substantial difficulties in servicing their external debt obligations, which may lead to defaults on certain obligations. In the event of default, holders of sovereign debt may be requested to participate in the rescheduling of sovereign debt and to extend further loans to governmental entities.  In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of foreign government debt obligations in the event of default under their commercial bank loan agreements.  Further, in the event of a default by a governmental entity, an Underlying Fund may have few or no effective legal remedies for collecting on such debt.

OTHER INVESTMENT PRACTICES AND RISKS

Borrowing

Leveraging by means of borrowing will exaggerate the effect of any increase or decrease in the value of portfolio securities on an Underlying Fund’s NAV; money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances), which may or may not exceed the income received from the securities purchased with borrowed funds. The use of borrowing tends to result in a faster than average movement, up or down, in the NAV of the Underlying

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Fund’s shares. In the event that an Underlying Fund borrows, the Underlying Fund may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. Reverse repurchase agreements will be included as borrowing.  Securities purchased on a when-issued or delayed delivery basis will not be subject to the Underlying Fund’s borrowing limitations to the extent that the Underlying Fund establishes and maintains liquid assets in a segregated account with the Trust’s custodian (or earmark liquid assets on its records) equal to the Underlying Fund’s obligations under the when-issued or delayed delivery arrangement.

Exchange-Traded Funds (“ETFs”)

An ETF is an investment company whose goal is to track or replicate a desired index, such as a sector, market or global segment.  ETFs are passively managed and traded similar to a publicly traded company.  Similarly, the risks and costs are similar to that of a publicly traded company.  The goal of an ETF is to correspond generally to the price and yield performance, before fees and expenses of its underlying index.  The risk of not correlating to the index is an additional risk to the investors of ETFs.  Because ETFs trade on an exchange, they may not trade at NAV.  Sometimes, the prices of ETFs may vary significantly from the NAVs of the ETF’s underlying indices.  Additionally, if an Underlying Fund elects to redeem its ETF shares rather than selling them in the secondary market, the Underlying Fund may receive the underlying securities which it would then have to sell in order to obtain cash.  Additionally, when an Underlying Fund invests in ETFs, shareholders of the Underlying Fund bear their proportionate share of the underlying ETF’s fees and expenses.

Foreign Currency Warrants

Foreign currency warrants such as Currency Exchange WarrantsSM (“CEWsSM”) are warrants that entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant.  Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese yen or the euro.  The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed).

Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised.  The expiration date of the warrants may be accelerated if the warrants should be de-listed from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining “time value” of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case the warrants were “out-of-the-money,” in a total loss of the purchase price of the warrants.  Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation (“OCC”). Unlike foreign currency options issued by OCC, the terms of foreign exchange warrants generally will not be

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amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.

Hard Asset Securities

The production and marketing of hard assets or global resources may be affected by actions and changes in governments.  In addition, hard asset companies and securities of hard asset companies may be cyclical in nature.  During periods of economic or financial instability, the securities of some hard asset companies may be subject to broad price fluctuations, reflecting volatility of energy and basic materials prices and possible instability of supply of various hard assets.  In addition, some hard asset companies may also be subject to the risks generally associated with extraction of natural resources, such as the risks of mining and oil drilling, and the risks of the hazards associated with natural resources, such as fire, drought, increased regulatory and environmental costs, and others.  Securities of hard asset companies may also experience greater price fluctuations than the relevant hard asset.  In periods of rising hard asset prices, such securities may rise at a faster rate, and, conversely, in time of falling hard asset prices, such securities may suffer a greater price decline.

Holding Company Depositary Receipts (“HOLDRs”)

HOLDRs are trust-issued receipts that represent an Underlying Fund’s beneficial ownership of a specific group of stocks.  HOLDRs involve risks similar to the risks of investing in common stock.  For example, an Underlying Fund’s investments will decline in value if the underlying stocks decline in value.  Because HOLDRs are not subject to concentration limits, the relative weight of an individual stock may increase substantially, causing the HOLDRs to be less diverse and creating more risk.

Illiquid Securities

Generally, a security is considered illiquid if it cannot be disposed of within seven days.  Its illiquidity might prevent the sale of such a security at a time when a sub-adviser might wish to sell, and these securities could have the effect of decreasing the overall level of an Underlying Fund’s liquidity.  Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring an Underlying Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that the Underlying Fund could realize upon disposition.  Because of the nature of these securities, a considerable period of time may elapse between an Underlying Fund’s decision to dispose of these securities and the time when an Underlying Fund is able to dispose of them, during which time the value of the securities could decline.  Securities that are not readily marketable will be valued in good faith pursuant to procedures adopted by the Trust’s Board.

Initial Public Offerings (“IPOs”)

Certain of the Underlying Funds may invest in IPOs.  IPOs occur when a company first offers its securities to the public.  Although companies can be any age or size at the time of their IPO, they are often smaller and have a limited operating history, which involves a greater potential for the value of their securities to be impaired following the IPO. Investors in IPOs can be adversely affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.  In addition, all of the factors that affect stock market performance may have a greater impact on the shares of IPO companies.

The price of a company’s securities may be highly unstable at the time of its IPO and for a period thereafter

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due to market psychology prevailing at the time of the IPO, the absence of a prior public market, the small number of shares available and limited availability of investor information.  As a result of this or other factors, the Underlying Fund’s sub-adviser might decide to sell an IPO security more quickly than it would otherwise, which may result in a significant gain or loss and greater transaction costs to the Underlying Funds.  Any gains from shares held for 12 months or less will be treated as short-term gains, taxable as ordinary income to the Underlying Fund’s shareholders.  In addition, IPO securities may be subject to varying patterns of trading volume and may, at times, be difficult to sell without an unfavorable impact on prevailing prices.

The effect of an IPO investment can have a magnified impact on the Underlying Fund’s performance when the Underlying Fund’s asset bases are small.  Consequently, IPOs may constitute a significant portion of the Underlying Fund’s returns particularly when the Underlying Fund is small.  Since the number of securities issued in an IPO is limited, it is likely that IPO securities will represent a smaller component of an Underlying Fund’s assets as it increases in size and therefore have a more limited effect on the Underlying Fund’s performance in the future.

There can be no assurance that IPOs will continue to be available for the Underlying Funds to purchase.  The number or quality of IPOs available for purchase by the Underlying Funds may vary, or entirely disappear.  In some cases, the Portfolio may not be able to purchase IPOs at the offering price, but may purchase the shares in the aftermarket at a price greatly exceeding the offering price, making it more difficult for the Underlying Funds to realize a profit.

Internet and Internet-Related Companies

Internet and Internet-related companies are generally subject to a rate of change in technology which is higher than other industries and often requires extensive and sustained investment in research and development.  As a result, Internet and Internet-related companies are exposed to the risk of rapid product obsolescence.  Changes in governmental policies, such as telephone and cable regulations and anti-trust enforcement, and the need for regulatory approvals may have an adverse effect on the products, services and securities of Internet and Internet-related companies.  Internet and Internet-related companies may also produce or use products or services that prove commercially unsuccessful.  In addition, intense worldwide competitive pressures and changing demand, evolving industry standards, challenges in achieving product capability, loss of patent protection or proprietary rights, reduction or interruption in the supply of key components, changes in strategic alliances, frequent mergers or acquisitions or other factors can have a significant effect on the financial conditions of companies in these industries, competitive pressures in the Internet and Internet-related industries may affect negatively the financial condition of Internet and Internet-related companies. Internet and Internet-related companies are also subject to the risk of service disruptions, and the risk of losses arising out of litigation related to these losses.  Many Internet companies have exceptionally high price-to earnings ratios with little or no earnings.

Risk Considerations Regarding The Internet Industry

The value of shares of an Underlying Fund invested in the Internet industry may fluctuate based upon risk factors affecting the Internet industry and related industries.  Stocks of many Internet companies for which IPOs occurred between 1999 and 2001 have been trading below their IPO. Further, many Internet and Internet-related companies have incurred losses since their inception, may continue to incur losses for an extended period of time and may never achieve profitability.  Products developed by these companies may be commercially unsuccessful and subject to rapid obsolescence as the market in which many Internet companies compete is characterized by rapidly changing technology, evolving industry standards, frequent new service and product announcements, introductions and enhancements and changing customer demands. The failure of an Internet company to adapt to such changes could have a material adverse effect on the company’s business, results of operations and financial condition.  In addition, the widespread adoption of new Internet, networking or telecommunications technologies or other technological changes could require substantial expenditures by an Internet company to modify or adapt its services or infrastructure, which could have a material adverse

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effect on an Internet company’s business, results of operations and financial condition.

iShares MSCI Index Shares

Certain of the Underlying Funds may invest in iShares MSCI Index Shares (“iShares”) (formerly known as World Equity Benchmark Shares (“WEBS”)). WEBS were a form of ETF on the American Stock Exchange (“AMEX”).  They were re-named iShares MSCI Index Shares on March 15, 2000. iShares track the performance of several international equity indices.  Each country index series invests in an optimized portfolio of common stocks based on that country’s Morgan Stanley Capital International benchmark country index. The market prices of iShares are expected to fluctuate in accordance with both changes in the NAVs of their underlying indices and supply and demand of iShares on the AMEX. To date, iShares have traded at relatively modest discounts and premiums to their NAVs.  However, iShares have a limited operating history and information is lacking regarding the actual performance and trading liquidity of iShares for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of iShares will continue to be met or will remain unchanged.  In the event substantial market or other disruptions affecting iShares should occur in the future, the liquidity and value of an Underlying Fund’s shares could also be substantially and adversely affected.  If such disruptions were to occur, the Underlying Fund could be required to reconsider the use of iShares as part of its investment strategy. (See, “Exchange-Traded Funds”).

Lending Portfolio Securities

For the purpose of realizing additional income, certain of the Underlying Funds may make secured loans of portfolio securities up to 33 1/3% of its total assets (excluding debt securities and repurchase agreements for which this limitation does not apply). Securities loans are made to banks, brokers and other financial institutions pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent marked-to-market on a daily basis. The collateral received will consist of cash, U.S. government securities, letters of credit or such other collateral as may be permitted under the Underlying Fund’s investment program.  While the securities are being lent, the Underlying Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower.  The Underlying Fund has a right to call each loan and obtain the securities on five business days’ notice or, in connection with securities trading on foreign markets, within such longer period of time which coincides with the normal settlement period for purchases and sales of such securities in such foreign markets.  The Underlying Fund will not have the right to vote securities while they are being lent, but it will call a loan in anticipation of any important vote.  The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral in the event the value of the collateral decreased below the value of the securities loaned or of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially.  Loans will not be made unless, in the judgment of the sub-adviser, the consideration to be earned from such loans would justify the risk.

Master Limited Partnerships (“MLPs”)

Certain of the Underlying Funds may invest in MLPs. Certain companies are organized as MLPs in which ownership interests are publicly traded. MLPs often own several properties or businesses (or directly own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects. Generally, a MLP is operated under the supervision of one or more managing general partners. Limited partners (like a Fund that invests in a MLP) are not involved in the day-to-day management of the partnership. They are allocated income and capital gains associated with the partnership project in accordance with the terms established in the partnership agreement. The risks of investing in a MLP are generally those inherent in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be less protections afforded investors in a MLP than investors in a

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corporation. Additional risks involved with investing in a MLP are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate or oil and gas industries.

Other Investment Companies

An investment company is a company engaged in the business of pooling investors’ money and trading in securities for them.  Examples include face-amount certificate companies, unit investment trusts and management companies.  When an Underlying Fund invests in other investment companies, shareholders of the Underlying Fund bear their proportionate share of the underlying investment companies’ fees and expenses.

The Portfolio and certain of the Underlying Funds may invest in shares issued by other investment companies to the extent permitted by the 1940 Act and the rules and regulations thereunder or under the terms of an exemptive order granted by the SEC, except that this restriction does not apply to securities received or acquired as dividends through offers of exchange or as a result of re-organization, consolidation or merger.  Certain Underlying Funds may invest in shares of certain types of investment companies referred to as “SPDRs” as defined below and/or “iShares”, as defined previously.  Certain Underlying Funds may invest in Exchange-Traded Funds, as defined previously. An Underlying Fund is limited in the degree to which it may invest in shares of another investment company in that it may not, at the time of the purchase: (1) acquire more than 3% of the outstanding voting shares of the investment company; (2) invest more than 5% of the Underlying Fund’s total assets in the investment company; or (3) invest more than 10% of the Underlying Fund’s total assets in all investment company holdings.  As a shareholder in any investment company, an Underlying Fund will bear its ratable share of the investment company’s expenses, including management fees in the case of a management investment company.

Performance Indexed Paper

Certain of the Underlying Funds may invest in performance indexed paper. Performance indexed paper is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements.  The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

Portfolio Turnover

Certain Underlying Funds may sell a portfolio investment soon after its acquisition if the sub-adviser believes that such a disposition is consistent with the Underlying Fund’s investment objective.  Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments.  A portfolio turnover rate of 100% or more is considered high, although the rate of portfolio turnover will not be a limiting factor in making portfolio decisions.  A high rate of portfolio turnover involves correspondingly greater brokerage commission expenses and other transaction costs, which must be ultimately borne by an Underlying Fund’s shareholders. High portfolio turnover may result in the realization of substantial net capital gains.

Principal Exchange Rate Linked Securities

Certain of the Underlying Funds may invest in principal exchange rate linked securities. Principal exchange rate linked securities are debt obligations the principal on which is payable at maturity in an amount that may

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vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time.  The return on “standard” principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; “reverse” principal exchange rate linked securities are like the “standard” securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency.  Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). Principal exchange rate linked securities may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

Private Funds

Certain of the Underlying Funds may invest in U.S. or foreign private limited partnerships or other investment funds (“Private Funds”). Investments in Private Funds may be highly speculative and volatile. Because Private Funds under certain circumstances are investment companies for purposes of the 1940 Act, the Underlying Fund’s ability to invest in them will be limited. In addition, shareholders of the Underlying Fund will remain subject to the Underlying Fund’s expenses while also bearing their pro rata share of the operating expenses of the Private Funds. The ability of an Underlying Fund to dispose of interests in Private Funds is very limited and involves risks, including loss of the entire investment in the Private Fund.

Real Estate Investment Trusts (“REITs”)

Certain of the Underlying Funds may invest in REITs.  REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests.  REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs.  Equity REITs invest most of their assets directly in real property and derive income primarily from the collection of rents.  Equity REITs can also realize capital gains by selling properties that have appreciated in value.  Mortgage REITs invest most of their assets in real estate mortgages and derive income from interest payments.  Like investment companies, REITs are not taxed on income distributed to shareholders if they comply with several requirements of the Code.  An Underlying Fund will indirectly bear its proportionate share of any expenses (such as operating expenses and advisory fees) paid by REITs in which it invests in addition to the expenses paid by the Underlying Fund.

Risks Associated with the Real Estate Industry

Although an Underlying Fund that invests in REITs does not invest directly in real estate, it does invest primarily in real estate equity securities and may concentrate its investments in the real estate industry, and, therefore, an investment by an Underlying Fund may be subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general.  These risks include, among others:

•  possible declines in the value of real estate;

•  adverse general or local economic conditions;

•  possible lack of availability of mortgage funds;

•  overbuilding;

•  extended vacancies of properties;

•  increases in competition, property taxes and operating expenses;

•  changes in zoning or applicable tax law;

•  costs resulting from the clean-up of, and liability to third parties for damages resulting from

•  environmental problems;

•  casualty or condemnation losses;

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•  uninsured damages from floods, earthquakes or other natural disasters;

•  limitations on and variations in rents; and

•  unfavorable changes in interest rates.

In addition to the risks discussed above, REITs may be affected by any changes in the value of the underlying property owned by the trusts or by the quality of any credit extended.  REITs are dependent upon management skill, are not diversified, and are therefore subject to the risk of financing single or a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation, and the possibility of failing to qualify for special tax treatment under Subchapter M of the Code and to maintain an exemption under the 1940 Act.  Finally, certain REITs may be self-liquidating in that a specific term of existence is provided for in the trust document and such REITs run the risk of liquidating at an economically inopportune time.

Repurchase Agreements

Certain of the Underlying Funds may invest in repurchase agreements.  The term of such an agreement is generally quite short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery.  The resale price is in excess of the purchase price by an amount, which reflects an agreed-upon market rate of return, effective for the period of time the Underlying Fund is invested in the security.  This results in a fixed rate of return protected from market fluctuations during the period of the agreement.  This rate is not tied to the coupon rate on the security subject to the repurchase agreement.

The sub-adviser monitors the value of the underlying securities held as collateral at the time the repurchase agreement is entered into and at all times during the term of the agreement to ensure that their value always equals or exceeds the agreed-upon repurchase price to be paid to the Underlying Fund.  The sub-adviser, in accordance with procedures established by the Board of Directors/Trustees of the Underlying Fund, also evaluates the creditworthiness and financial responsibility of the banks and brokers or dealers with which the Underlying Fund enters into repurchase agreements.

Certain of the Underlying Funds may engage in repurchase transactions in accordance with guidelines approved by the Underlying Fund’s Board of Directors/Trustees, which include monitoring the creditworthiness of the parties with which an Underlying Fund engages in repurchase transactions, obtaining collateral at least equal in value to the repurchase obligation, and marking the collateral to market on a daily basis.

Certain of the Underlying Funds may not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreements, together with any other securities that are not readily marketable, would exceed that Underlying Fund’s limitation of 15% of the net assets of the Underlying Fund on investing in illiquid securities.  If the seller should become bankrupt or default on its obligations to repurchase the securities, the Underlying Fund may experience delay or difficulties in exercising its rights to the securities held as collateral and might incur a loss if the value of the securities should decline.  The Underlying Fund also might incur disposition costs in connection with liquidating the securities.

Restricted Securities

Certain of the Underlying Funds also may purchase securities that are not registered under the 1933 Act (“restricted securities”), including those that can be offered and sold to qualified institutional buyers (“QIBs”) under Rule 144A under the 1933 Act (“Rule 144A securities”).  An Underlying Fund’s Board of Directors/Trustees, based upon information and recommendations provided by the sub-adviser, confirms that a specific Rule 144A security is liquid and thus not subject to the limitation on investing in illiquid investments.  This investment practice could have the effect of decreasing the level of liquidity in an Underlying Fund to the

48

extent that QIBs become for a time uninterested in purchasing Rule 144A securities held by the Underlying Fund.  Subject to an Underlying Fund’s limitations on investments in illiquid investments and subject to the diversification requirements of the Code, an Underlying Fund may also invest in restricted securities that may not be sold under Rule 144A, which presents certain liquidity risks. Liquidity risks involve the Underlying Funds’ inabilities to dispose of the securities in a timely manner or at favorable prices due to a limited number of QIBs. Some Rule 144A securities have registration rights attached when they are initially issued and thus, can be registered with either the SEC or the appropriate state(s). Once the issuer registers the security, it can be traded freely without any legal constrains. Other Rule 144A securities do not have registration rights attached when first issued.  As such, these securities can only be bought from and sold to QIBs. Nonetheless, a small market exists for trading Rule 144A securities.  An Underlying Fund may not be able to sell these securities when its sub-adviser wishes to do so, or might have to sell them at less than fair value. In addition, market quotations are less readily available. Therefore, judgment may at times play a greater role in valuing these securities than in the case of unrestricted securities.

Reverse Repurchase Agreements

A reverse repurchase agreement involves the sale of a security by the Underlying Fund and its agreement to repurchase the instrument at a specified time and price.  An Underlying Fund will use the proceeds of a reverse repurchase agreement to purchase other money market instruments which either mature at a date simultaneous with or prior to the expiration of the reverse repurchase agreement or which are held under an agreement to resell maturing as of that time.  An Underlying Fund typically will segregate assets determined to be liquid by the sub-adviser to cover its obligations under reverse repurchase agreements.  Under the 1940 Act, reverse repurchase agreements for which assets are not segregated may be considered to be borrowings by the seller; accordingly, certain of the Underlying Funds will limit their investments in uncovered reverse repurchase agreements consistent with the borrowing limits applicable to the Underlying Fund.  (See “Borrowing” for further information on these limits.)  The use of reverse repurchase agreements by the Underlying Fund creates leverage, which increases the Underlying Fund’s investment risk.  If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the cost of the agreements, the Underlying Fund’s earnings or NAV will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or NAV would decline faster than otherwise would be the case.

Risk Arbitrage Securities and Distressed Companies

A merger, tender or exchange offer, or other corporate restructuring proposed at the time a portfolio invests in risk arbitrage securities may not be completed on the terms or within the time frame contemplated, resulting in losses to the Portfolio. Debt obligations of distressed companies typically are unrated, lower rated, in default, or close to default. Also, securities of distressed companies are generally more likely to become worthless than the securities of more financially stable companies.

Short Sales

A short sale is a transaction in which an Underlying Fund sells a security it does not own in anticipation of a decline in market price.  Certain of the Underlying Funds may make short sales to offset a potential decline in a long position or a group of long positions, or if the sub-adviser believes that a decline in the price of a particular security or group of securities is likely.  The Underlying Fund’s obligation to replace the security borrowed in connection with the short sale will be secured by collateral deposited with a broker, consisting of cash or securities acceptable to the broker.  An Underlying Fund is not required to liquidate an existing short sale position solely because a change in market values has caused one or more of these percentage limitations to be exceeded.

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Short Sales Against the Box

A short sale “against the box” is a short sale where, at the time of the short sale, the Underlying Fund owns or has the immediate and unconditional right, at no added cost, to obtain the identical security.  An Underlying Fund would enter into such a transaction to defer a gain or loss for federal income tax purposes on the security owned by the Underlying Fund.

Small Companies

Certain of the Underlying Funds may invest in small companies, some of which may be unseasoned.  Such companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group.  While the markets in securities of such companies have grown rapidly in recent years, such securities may trade less frequently and in smaller volume than more widely held securities. The values of these securities may fluctuate more sharply than those of other securities, and an Underlying Fund may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices.  There may be less publicly available information about the issuers of these securities or less market interest in such securities than in the case of larger companies, and it may take a longer period of time for the prices of such securities to reflect the full value of their issuers’ underlying earnings potential or assets.

Some securities of smaller issuers may be restricted as to resale or may otherwise be highly illiquid.  The ability of an Underlying Fund to dispose of such securities may be greatly limited, and an Underlying Fund may have to continue to hold such securities during periods when its manager would otherwise have sold the security.  It is possible that an Underlying Fund’s adviser or an affiliate or client of an Underlying Fund’s adviser may hold securities issued by the same issuers, and may in some cases have acquired the securities at different times, on more favorable terms, or at more favorable prices, than the Underlying Fund which it manages.

Special Situations Companies

A special situation arises when, in the opinion of the Sub-Adviser, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development applicable to that company, and regardless of general business conditions or movements of the market as a whole.  Developments creating special situations might include, among others: liquidations, reorganizations, recapitalizations, mergers, material litigation, technical breakthroughs, and new management or management policies.  Investments in unseasoned companies and special situations often involve much greater risk than is inherent in ordinary investment securities.

Standard & Poor’s Depositary Receipts

Certain of the Underlying Funds may, consistent with their investment policies, purchase Standard & Poor’s Depositary Receipts (“SPDRs”).  SPDRs are securities traded on the AMEX that represent ownership in the SPDR Trust, a trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the S&P 500® Index.  The SPDR Trust is sponsored by a subsidiary of the AMEX.  SPDRs may be used for several reasons, including, but not limited to, facilitating the handling of cash flows or trading, or reducing transaction costs. The price movement of SPDRs may not perfectly parallel the price action of the S&P 500® Index.

Stock Purchase Rights

Underlying Funds may also invest in stock purchase rights.  Stock purchase rights are instruments, frequently distributed to an issuer’s shareholders as a dividend, that entitle the holder to purchase a specific number of shares of common stock on a specific date or during a specific period of time. The exercise price on the rights is normally at a discount from market value of the common stock at the time of distribution.  The rights do not

50

carry with them the right to dividends or to vote and may or may not be transferable.  Stock purchase rights are frequently used outside of the United States as a means of raising additional capital from an issuer’s current shareholders.

As a result, an investment in warrants or stock purchase rights may be considered more speculative than certain other types of investments.  In addition, the value of a warrant or a stock purchase right does not necessarily change with the value of the underlying securities, and warrants and stock purchase rights expire worthless if they are not exercised on or prior to their expiration date.

Strategic Transactions

Certain of the Underlying Funds may, but are not required to, utilize various investment strategies as described in this SAI to hedge various market risks, to manage the effective maturity or duration of fixed-income securities, or to seek potentially higher returns.  Utilizing these investment strategies, the Underlying Fund may purchase and sell, to the extent not otherwise limited or restricted for such Underlying Funds, exchange-listed and over-the-counter put and call on securities, equity and fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called “Strategic Transactions”).

Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Underlying Funds resulting from securities markets or currency exchange rate fluctuations, to protect the Underlying Fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities.  Some Strategic Transactions may also be used to seek potentially higher returns, although all investments will be made in accordance with any limitations imposed by the CFTC.  Any or all of these investment techniques may be used at any time, as use of any Strategic Transaction is a function of numerous variables including market conditions.  The ability of the Underlying Fund to utilize these Strategic Transactions successfully will depend on the sub-adviser’s ability to predict, which cannot be assured, pertinent market movements.  The Underlying Fund will comply with applicable regulatory requirements when utilizing Strategic Transactions. Strategic Transactions involving financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management or portfolio management purposes.

Special Situations

A special situation arises when, in the opinion of a sub-adviser, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development applicable to that company, and regardless of general business conditions or movements of the market as a whole.  Developments creating special situations might include, among others: liquidations, reorganizations, recapitalizations, mergers, material litigation, technical breakthroughs, and new management or management policies.  Investments in unseasoned companies and special situations often involve much greater risk than is inherent in ordinary investment securities.

Straddles

Certain of the Underlying Funds may use straddles. A straddle, which may be used for hedging purposes, is a combination of put and call options on the same underlying security used for hedging purposes to adjust the risk and return characteristics of an Underlying Fund’s overall position. A possible combined position would involve writing a covered call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written covered call option in the event of a substantial price increase. Because combined

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options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Temporary Defensive Investments

For temporary and defensive purposes, certain of the Underlying Funds may invest up to 100% of its total assets in investment grade fixed-income securities (including short-term U.S. government securities, investment grade debt instruments, and money market instruments, including negotiable certificates of deposit, non-negotiable fixed-time deposits, bankers’ acceptances, commercial paper and floating rate notes), preferred stocks and repurchase agreements.  Certain Underlying Funds may hold an unlimited amount of such investments consistent with its objectives.  Certain of the Underlying Funds also may hold significant amounts of its assets in cash, subject to the applicable percentage limitations for short-term securities. Unless otherwise stated, all percentage limitations on portfolio investments listed in the Prospectus and SAI of the Underlying Fund will apply at the time of investment.  The Underlying Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as result of an investment.

To Be Announced Sale Commitments

Certain of the Underlying Funds may invest in To Be Announced (“TBA”) Sale Commitments. TBAs involve commitments where the unit price and the estimated principal amount are established upon entering into the contract, with the actual principal amount being within a specified range of the estimate. An Underlying Fund will enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, the Underlying Fund will maintain, in a segregated account, cash or marketable securities in an amount sufficient to meet the purchase price. Unsettled TBA sale commitments are valued at current market value of the underlying securities. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Underlying Fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If the Underlying Fund delivers securities under the commitment, the Underlying Fund realizes a gain or loss from the sale of the securities, based upon the unit price established at the date the commitment was entered into.

Unseasoned Companies

Certain of the Underlying Funds may invest in companies (including predecessors) which have been in operation for less than three years.  The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case.  In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions

The Portfolio has adopted certain investment restrictions as fundamental policies that cannot be changed without the approval of the holders of a “majority” of the Portfolio’s outstanding voting securities, as that term is defined in the 1940 Act.  The term “majority” is defined in the 1940 Act as the lesser of: (i) 67% or more of the Portfolio’s voting securities present at a meeting of shareholders, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy; or (ii) more than 50% of the Portfolio’s outstanding voting securities.  The investment objective, and all policies of the Portfolio not specifically identified in this SAI or the Prospectus as fundamental, may be changed without a vote of the shareholders of the Portfolio.  For purposes of the following limitations, all percentage limitations apply immediately after a purchase or initial investment.

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Unless otherwise indicated, the Portfolio may not:

1.               purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions; and (b) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Portfolio;

2.               purchase securities of any issuer if, as a result, with respect to 75% of the Portfolio’s total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Portfolio’s ownership would be more than 10% of the outstanding voting securities of any issuer, provided that this restriction does not limit the Portfolio’s investments in securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, or investments in securities of other investment companies;

3.               borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations thereunder and any exemptive relief obtained by the Portfolio;

4.               make loans, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations and any exemptive relief obtained by the Portfolio.  For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring debt securities are not deemed to be making of loans;

5.               underwrite any issue of securities within the meaning of the 1933 Act except when it might technically be deemed to be an underwriter either: (a) in connection with the disposition of a portfolio security; or (b) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Portfolio’s ability to invest in securities issued by other registered management investment companies;

6.               purchase or sell real estate, except that the Portfolio may: (i) acquire or lease office space for its own use; (ii) invest in securities of issuers that invest in real estate or interests therein; (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; or (iv) hold and sell real estate acquired by the Portfolio as a result of the ownership of securities;

7.               issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Portfolio; or

8.               purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities). This limitations does not apply to foreign currency transactions, including, without limitation, forward currency contracts.

With respect to each Portfolio’s concentration policy, industry classifications are in accordance with Global Industrial Classification Standard and/or Standard Industrial Classification (“SIC”) Codes.  Industry classifications may be changed at any time to reflect changes in the market place.

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MANAGEMENT OF THE TRUST

The business and affairs of the Trust are managed under the direction of the Board according to the applicable laws of the Commonwealth of Massachusetts and the Trust’s Amended and Restated Agreement and Declaration of Trust.  The Board governs the Portfolio and is responsible for protecting the interests of shareholders.  The Trustees are experienced executives who oversee the Trust’s activities, review contractual arrangements with companies that provide services to the Portfolio, and review the Portfolio’s performance.

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Set forth in the table below is information about each Trustee of the Trust.

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served (1)	Principal Occupation(s) — During the Past 5 Years	Number of Funds in ING Fund Complex Overseen by Trustee (2)(3)	Other Directorships Held by Trustee
Independent Trustees

Colleen D. Baldwin(11) 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 48	Trustee	November 2007 - Present	Consultant, Glantuam Partners, LLC (January 2009 — Present); President, National Charity League/Canaan Parish Board (June 2008 — Present); and Consultant (January 2005 to Present). Formerly, Chief Operating Officer, Ivy Asset Management Group (April 2002 — October 2004).	158	None.

John V. Boyer 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 55	Trustee	January 2005 — Present	President, Bechtler Arts Foundation (January 2008 - Present). Formerly, Consultant (July 2007 — February 2008). President and Chief Executive Officer, Franklin and Eleanor Roosevelt Institute (March 2006 — July 2007) and Executive Director, The Mark Twain House & Museum(4) (September 1989 — March 2006).	158	None.

Patricia W. Chadwick 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 60	Trustee	January 2006 —Present	Consultant and President of Ravengate Partners LLC (January 2000 — Present).	158	Wisconsin Energy Corporation (June 2006 — Present).

Peter S. Drotch(5) 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 67	Trustee	November 2007 - Present	Retired partner, PricewaterhouseCoopers, LLP.	158	First Marblehead Corporation, (September 2003- Present).

J. Michael Earley 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 63	Trustee	January 1997 —Present	Retired. Formerly, President and Chief Executive Officer, Bankers Trust Company, N.A., Des Moines (June 1992 — December 2008).	158	Bankers Trust Company, N.A. (June 1992 — Present) and Midamerica Financial Corporation (December 2002 — Present).

Patrick W. Kenny 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 66	Trustee	January 2005 —Present	President and Chief Executive Officer, International Insurance Society (June 2001 — Present).	158	Assured Guaranty Ltd. (April 2004 — Present) and Odyssey Re Holdings Corporation (November 2006 — Present).

Sheryl K. Pressler 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 58	Trustee	January 2006 — Present	Consultant (May 2001 — Present).	158	Stillwater Mining Company (May 2002 — Present).

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Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served (1)	Principal Occupation(s) — During the Past 5 Years	Number of Funds in ING Fund Complex Overseen by Trustee (2)(3)	Other Directorships Held by Trustee
Roger B. Vincent(6) 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 63	Chairman and Trustee	January 1994 — Present	President, Springwell Corporation (March 1989 — Present).	158	UGI Corporation (February 2006 — Present) and UGI Utilities, Inc. (February 2006 — Present).

Trustees who are “Interested Persons”

Robert W. Crispin(7) 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 62	Trustee	November 2007 - Present	Retired. Chairman and Chief Executive Officer, ING Investment Management Co. (July 2001 — December 2007).	158	ING Canada Inc. (December 2004 — Present) and ING Bank fsb (June 2001 — Present).

Shaun P. Mathews(2)(7) 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 53	Trustee	November 2007 - Present	President and Chief Executive Officer, ING Investments, LLC(10) (November 2006 — Present); Formerly, President, ING Mutual Funds and Investment Products (November 2004 - November 2006), and Chief Marketing Officer ING USFS (April 2002 — October 2004).	196

ING Services Holding Company, Inc. (May 2000 — Present); Southland Life Insurance Company (June 2002 — Present); and ING Capital Corporation, LLC, ING Funds Distributor, LLC(8), ING Funds Services, LLC(9), ING Investments, LLC(10) and ING Pilgrim Funding, Inc. (December 2005 — Present).

(1)          Trustees serve until their successors are duly elected and qualified.  The tenure of each Trustee is subject to the Board’s retirement policy which states that each Independent Trustees shall retire from service as a Trustee at the conclusion of the first regularly scheduled quarterly meeting of the Board that is held after: (a) the Trustee reaches the age of 70, if that Trustee qualifies for a retirement benefit as discussed in the Board’s retirement policy; or (b) the Trustee reaches the age of 72 or has served as a Trustee for 15 years, whichever comes first, if that Trustee does not qualify for the retirement benefit.  A unanimous vote of the Board may extend the retirement date of a Trustee for up to one year.  An extension may be permitted if the retirement would trigger a requirement to hold a meeting of shareholders of the Fund under applicable law, whether for purposes of appointing a successor to the Trustee or if otherwise necessary under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer needed.

(2)          For purposes of this table (except for Mr. Mathews), “Funds Complex” means the following investment companies: ING Asia Pacific High Dividend Equity Income Fund; ING Equity Trust; ING Funds Trust; ING Global Advantage and Premium Opportunity Fund; ING Global Equity Dividend and Premium Opportunity Fund;  ING International High Dividend Equity Income Fund; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds;  ING Partners, Inc.; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Variable Insurance Trust; and ING Variable Products Trust. ING Partners, Inc.  For Mr. Mathews, the Fund complex also includes the following investment companies; ING Balanced Portfolio, Inc.;  ING Intermediate Bond Portfolio; ING Money Market Portfolio; ING Series Fund; ING Strategic Allocation Portfolios Inc.; ING Variable Funds; and ING Variable Portfolios, Inc.

(3)          The number of Funds in the ING Funds Complex as of March 31, 2009.

(4)          Mr. Boyer held a seat on the board of Trustees of The Mark Twain House & Museum from September 1989 to November 2005.  ING Groep N.V. affiliates make non-material, charitable contributions to The Mark Twain House & Museum.

(5)          Mr. Drotch, who began serving as a Trustee of the Portfolios on November 28, 2007, was the beneficial owner on that date of securities issued by AXA Advisors, Allianz Global Investors, JP Morgan Chase & Co. and Legg Mason, Inc. Mr. Drotch subsequently sold his entire position in AXA Advisors on January 29, 2008, Allianz Global Investors on February 27, 2008, JP Morgan Chase & Co. on March 24, 2008, and Legg Mason, Inc. on February 23, 2008. AllianceBernstein LP, a subsidiary of AXA Advisors; Pacific Investment Management Company LLC and OppenheimerFunds, Inc., subsidiaries of Allianz Global Investors; J.P. Morgan Investment Management, Inc., a subsidiary of JP Morgan Chase & Co.; and Legg Mason Capital Management Inc.

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and Batterymarch Financial Management, Inc., subsidiaries of Legg Mason, Inc., act as sub-advisers for certain Portfolios. For the period that he beneficially owned those securities, Mr. Drotch was an “interested person” (as that term is defined in the 1940 Act) of the Portfolios for which these firms or their affiliates served as sub-advisers. Mr. Drotch may also have been an “interested person” of the Trust from November 28, 2007 through the date of the sale of the above-referenced security or securities

(6)          Mr. Vincent may have been deemed to be an interested person of the Trust, as defined in the 1940 Act during a portion of 2002, because he had beneficial ownership of 200 shares of Goldman, Sachs & Co., the parent company of a sub-adviser to one of the Portfolios of the Trust, during a portion of 2002. Mr. Vincent no longer has beneficial ownership of those shares.

(7)          Messrs. Crispin and Mathews are deemed “Interested Persons” of the Trust as defined in the 1940 Act because of their relationships with ING Groep, N.V., the parent corporation of the adviser, ING Investments, LLC and the Distributor.

(8)          ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(9)          ING Funds Services, LLC was previously named ING Pilgrim Group, LLC.  ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(10)    ING Investments, LLC was previously named ING Pilgrim Investments, LLC.  ING Pilgrim Investments, LLC is the sucessor in interest to ING Pilgrim Investments, Inc. which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(11) Ms. Baldwin began serving as a Trustee of the Trust on November 28, 2007. On that date, she held a beneficial ownership in securities issued by Wachovia Corporation, Bank of America Corporation and Merrill Lynch & Co., Inc. Ms. Baldwin subsequently sold her entire position in Wachovia Corporation on June 4, 2008, Bank of America Corporation on June 4, 2008 and Merrill Lynch & Co., Inc. on May 19, 2008.  BlackRock Investment Management, LLC, an affiliate of Merrill Lynch & Co., Inc. and Columbia Management Advisors, LLC, an investment management division of Bank of America Corporation, and Evergreen Investment Management Company, LLC, a subsidiary of Wachovia Corporation, act as sub-advisers for certain Portfolios.  For the period that she was a beneficial owner, Ms. Baldwin was an “interested person” (as that term is defined in the Investment Company Act of 1940) of the Portfolios for which these firms or their affiliates served as sub-advisers. Ms. Baldwin may have been an “interested person” of the Trust from November 28, 2007 through June 4, 2008 as a result of her ownership of the above-referenced securities.

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Information about the Trust’s officers is set forth in the table below:

Name, Address and Age	Positions Held with the Trust	Term of Office and Length of Time Served (1)	Principal Occupation(s) During the Last Five Years
Shaun P. Mathews 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 53	President and Chief Executive Officer	November 2006 — Present

President and Chief Executive Officer, ING Investments, LLC(2) (November 2006 — Present). Formerly, President, ING Mutual Funds and Investment Products (November 2004 — November 2006); and Chief Marketing Officer, ING USFS (April 2002 — 2004).

Michael J. Roland 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 50	Executive Vice President	March 2003 — Present

Head of Mutual Fund Platform (February 2007 — Present); and Executive Vice President, ING Investments, LLC(2) and ING Funds Services, LLC(3)(December 2001 — Present). Formerly, Executive Vice President, Head of Product Management (January 2005 — January 2007); Chief Compliance Officer, ING Investments, LLC(2) and Directed Services LLC(5) (October 2004 — December 2005); and Chief Financial Officer and Treasurer, ING Investments, LLC(2), (December 2001 — March 2005).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 58	Executive Vice President	March 2003 — Present	Executive Vice President, ING Investments, LLC(2) (July 2000 — Present) and Chief Investment Risk Officer, ING Investments, LLC(2) (January 2003 — Present).

Joseph M. O’Donnell 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 54	Executive Vice President Chief Compliance Officer	March 2006 — Present November 2004 — Present

Chief Compliance Officer of the ING Funds (November 2004 — Present) and Executive Vice President of the ING Funds (March 2006 — Present). Formerly, Chief Compliance Officer of ING Investments, LLC(2) (March 2006 — July 2008); Investment Advisor Chief Compliance Officer, Directed Services LLC(5) (March 2006 — July 2008) and ING Life Insurance and Annuity Company (March 2006 — December 2006); and Vice President, Chief Legal Counsel, Chief Compliance Officer and Secretary of Atlas Securities, Inc., Atlas Advisers, Inc. and Atlas Funds (October 2001 - October 2004).

Todd Modic 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 41	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 — Present	Senior Vice President, ING Funds Services, LLC (3) (April 2005 — Present).

Kimberly A. Anderson 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 44	Senior Vice President	November 2003 — Present	Senior Vice President, ING Investments, LLC(2) (October 2003 — Present).

Ernest J. C’DeBaca 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 39	Senior Vice President	May 2006 - Present

Chief Compliance Officer, ING Investments, LLC(2) (July 2008 — Present);  Investment Advisor Chief Compliance Officer, Directed Services LLC(5) (July 2008 — Present); Head of Retail Compliance, ING Funds Distributor, LLC(5) and ING Funds Services, LLC(3), (July 2008 — Present); and Senior Vice President, ING Investments, LLC(2) (December 2006 — Present), ING Funds Services, LLC(3) (April 2006 —

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Name, Address and Age	Positions Held with the Trust	Term of Office and Length of Time Served (1)	Principal Occupation(s) During the Last Five Years
Present), ING Funds Distributor, LLC(4) (July 2008 — Present), and Directed Services LLC(5) (July 2008 — Present). Formerly, Counsel, ING Americas, U.S. Legal Services (January 2004 — March 2006).

Robert Terris 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 38	Senior Vice President	May 2006 — Present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC(3) (May 2006 — Present) Formerly, Vice President of Administration, ING Funds Services, LLC(3) (October 2001 — May 2006).

William Evans 10 State House Square Hartford, Connecticut 06103 Age: 36	Vice President	September 2007 — Present

Vice President, Head of Mutual Fund Advisory Group (April 2007 — Present). Formerly, Vice President, U.S. Mutual Funds and Investment Products (May 2005 — April 2007); and Senior Fund Analyst, U.S. Mutual Funds and Investment Products (May 2002 — May 2005).

Robyn L. Ichilov 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 41	Vice President and Treasurer	November 1999 — Present	Vice President and Treasurer, ING Funds Services, LLC(3) (November 1995 — Present) and ING Investments, LLC(2) (August 1997 — Present).

Lauren D. Bensinger 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 55	Vice President	February 2003 — Present

Vice President and Chief Compliance Officer, ING Funds Distributor, LLC(4) (August 1995 - Present); Vice President, ING Investments, LLC(2) and ING Funds Services, LLC(3) (February 1996 - Present); and Director of Compliance, ING Investments, LLC(2) (October 2004 — Present). Formerly, Chief Compliance Officer, ING Investments, LLC(2) (October 2001 - October 2004).

Maria M. Anderson 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 50	Vice President	September 2004 — Present	Vice President, ING Funds Services, LLC(3) (September 2004 — Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (October 2001 — September 2004).

Denise Lewis 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 45	Vice President	January 2007 — Present	Vice President, ING Funds Services, LLC(3) (December 2006 — Present). Formerly, Senior Vice President, UMB Investment Services Group, LLC (November 2003 — December 2006).

Kimberly K. Springer 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 51	Vice President	March 2006 — Present

Vice President, ING Funds Services, LLC(3) (March 2006 — Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (August 2004 — March 2006); Manager, Registration Statements, ING Funds Services, LLC(3) (May 2003 — August 2004).

Susan P. Kinens 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 32	Assistant Vice President	January 2003 — Present	Assistant Vice President, ING Funds Services, LLC(3) (December 2002 — Present).

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Name, Address and Age	Positions Held with the Trust	Term of Office and Length of Time Served (1)	Principal Occupation(s) During the Last Five Years
Craig Wheeler 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 39	Assistant Vice President	May 2008 - Present

Assistant Vice President — Director of Tax, ING Funds Services, LLC(3) (March 2008 — Present). Formerly, Tax Manager, ING Funds Services, LLC(3) (March 2005 — March 2008); and Tax Senior, ING Funds Services, LLC(3) (January 2004 — March 2005).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 45	Secretary	August 2003 — Present	Chief Counsel, ING Americas, U.S. Legal Services (September 2003 — Present).

Theresa K. Kelety 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 46	Assistant Secretary	August 2003 — Present	Senior Counsel, ING Americas, U.S. Legal Services (April 2008 — Present). Formerly. Counsel, ING Americas, U.S. Legal Services (April 2003 —April 2008).

Kathleen Nichols 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 33	Assistant Secretary	May 2008 - Present	Counsel, ING Americas, U.S. Legal Services (February 2008 — Present). Formerly, Associate, Ropes & Gray LLP (September 2005 — February 2008).

(1)                                  The Officers hold office until the next annual meeting of the Trustees and until their successors shall have been elected and qualified.

(2)                                  ING Investments, LLC was previously named ING Pilgrim Investments, LLC.  ING Pilgrim Investments, LLC is the sucessor in interest to ING Pilgrirm Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(3)                                  ING Funds Services, LLC was previously named ING Pilgrim Group, LLC.  ING Pilgrim Group, LLC is the sucessor in interest to ING Pilgrirm Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(4)                                  ING Funds Distributor, LLC is the sucessor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(5)                                  Directed Services LLC is the successor in interest to Directed Services, Inc.

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Share Ownership Policy

In order to further align the interests of the Independent Trustees with shareholders, it is the policy of the Board for Independent Trustees to own beneficially, shares of one or more funds managed by ING entities at all times (“Policy”). For this purpose, beneficial ownership of portfolio shares includes ownership of a variable annuity contract or a variable life insurance policy whose proceeds are invested in a portfolio of the Trust.

Under this Policy, the initial value of investments in one or more mutual funds in the ING Funds Complex that are beneficially owned by a Trustee must equal at least $100,000. Existing Trustees shall have a reasonable amount of time, not to exceed three years, from the date upon which the minimum ownership requirement was set at $100,000 in order to satisfy the foregoing requirements. A new Trustee shall satisfy the foregoing requirements within a reasonable amount of time, not to exceed three years, of becoming a Trustee. A decline in the value of fund investments will not cause a Trustee to have to make any additional investments under this Policy.

Investment in mutual funds of the ING Funds Complex by the Trustees pursuant to this Policy are subject to the market timing policies applied by the mutual funds of the ING Funds Complex to other similar investors and any provision of the ING Funds’ Code of Ethics that otherwise applies to the Trustees.

Trustees’ Portfolio Equity Ownership Positions

Set forth below is the dollar range of equity securities owned by each Trustee as of December 31, 2008:

Name of Trustee	ING Franklin Templeton Founding Strategy Portfolio	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Independent Trustees

Colleen D. Baldwin	N/A	$10,000 to $50,000(1)
John V. Boyer	N/A	$50,000 - $100,000
Patricia W. Chadwick	N/A	$10,000 - $50,000(2)
Peter S. Drotch	N/A	$50,000 - $100,000
J. Michael Earley	N/A	Over $100,000
Patrick W. Kenny	N/A	$10,000 - $50,000 and $50,000 - $100,000(1)
Sheryl K. Pressler	N/A	Over $100,000(1)
Roger B. Vincent	N/A	Over $100,000 and Over $100,000(1)

Trustees who are “Interested Persons”

Robert W. Crispin	N/A	N/A
Shaun P. Mathews	N/A	Over $100,000 and $10,000 - $50,000(1)

(1)          Held in a deferred compensation account and/or 401(k) account.

(2)          As of January 9, 2009, Ms. Chadwick had over $100,000 in the equity securities of the ING Funds.

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BOARD

The Board governs the Portfolio and is responsible for protecting the interests of shareholders.  The Trustees are experienced executives who oversee the Portfolio’s activities, review contractual arrangements with companies that provide services to the Portfolio, and review the Portfolio’s performance.

Frequency of Board Meetings

The Board currently conducts regular meetings seven (7) times a year.  The Audit Committee and the Compliance Committee meet regularly four (4) times per year, the Investment Review Committees meet six (6) times per year, the Contracts Committee meets seven (7) times per year and the remaining Committees meet as needed.  In addition, the Board or the Committees may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting.  Each Committee listed below operates pursuant to a Charter approved by the Board.

Committees

Executive Committee. The Board has established an Executive Committee whose function is to act on behalf of the full Board between meetings when necessary.  The Executive Committee currently consists of three (3) Independent Trustees and two (2) Trustees who are an “interested person,” as defined in the 1940 Act.  The following Trustees currently serve as members of the Executive Committee:  Ms. Pressler and Messrs. Boyer, Crispin, Mathews and Vincent.  Mr. Vincent, Chairman of the Board, serves as Chairperson of the Executive Committee.

The Executive Committee held eleven (11) meetings during the fiscal year ended December 31, 2008.

Audit Committee. The Board has established an Audit Committee, whose functions include, among others, meeting with the independent registered public accounting firm of the Trust to review the scope of the Trust’s audit, the Trust’s financial statements and interim accounting controls, and meeting with management concerning these matters, among other things. The Audit Committee currently consists of four (4) Independent Trustees.  The following Trustees currently serve as members of the Audit Committee:  Mses. Chadwick and Pressler and Messrs. Drotch and Earley.  Mr. Earley currently serves as Chairperson of the Audit Committee.  Mr. Earley and Mr. Drotch have been designated as the Audit Committee’s financial expert under the Sarbanes-Oxley Act.

The Audit Committee held six (6) meetings during the fiscal year ended December 31, 2008.

Compliance Committee.  The Board has established a Compliance Committee for the purpose of, among other things, coordinating activities between the Board and the Chief Compliance Officer (“CCO”) of the Portfolio.  The Compliance Committee facilitates the information flow among Board members and the CCO between Board meetings; works with the CCO and management to identify the types of reports to be submitted by the CCO to the Compliance Committee and the Board; coordinates CCO oversight activities with other ING Fund boards; and makes recommendations regarding the role, performance, and oversight of the CCO. The Board also oversees quarterly compliance reporting.

The functions of the Compliance Committee also include: determining the value of securities held by the Portfolio for which market value quotations are not readily available; overseeing management’s administration of proxy voting; and overseeing the effectiveness of the investment adviser’s usage of the Trust’s brokerage and the adviser’s compliance with changing regulations regarding the allocation of brokerage for services (other than pure trade executions).

The Compliance Committee currently consists of four (4) Independent Trustees:  Ms. Baldwin and Messrs.  Boyer, Kenny, Vincent.  Mr. Kenny serves as the Chairperson of the Compliance Committee.

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The Compliance Committee held four (4) meetings during the fiscal year ended December 31, 2008.

Nominating and Governance Committee. The Board has established a Nominating and Governance Committee for the purpose of, among other things: (1) identifying and recommending to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board; (2) reviewing workload and capabilities of Independent Board members and recommending changes to size or composition of the Board, as necessary; (3) monitoring regulatory developments and recommending modifications to the Committee’s responsibilities; (4) considering and recommending the creation of additional committees or changes to Trustee policies and procedures based on rule changes and “best practices” in corporate governance; (5) conducting an annual review of the membership and chairpersons of all Board committees and of practices relating to such membership and chairpersons; (6) undertaking an annual study of compensation paid to independent board members of investment companies and making recommendations for any compensation changes for the Independent Board Members;  (7) overseeing the Board’s annual self-evaluation process; and (8) developing (with assistance from management) an annual meeting calendar for the Board and its committees.

In evaluating potential candidates to fill Independent Trustee vacancies on the Board, the Nominating and Governance Committee will consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met.  Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.  The Nominating and Governance Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees.  A shareholder nominee for trustee should be submitted in writing to the Portfolio’s Secretary at 7337 E. Doubletree Ranch, Road, Scottsdale, AZ 85258-2034.  Any such shareholder nomination should include, at a minimum, the following information as to each individual proposed for nominations as Trustee:  such individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a Trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of Trustees, or is otherwise required, in each case under applicable federal securities laws, rules, and regulations.

The Secretary shall submit all nominations received in a timely manner to the Nominating and Governance Committee.  To be timely in connection with a shareholder meeting to elect Trustees, any such submission must be delivered to the Portfolio’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either the disclosure in a press release or in a document publicly filed by the Portfolio with the SEC.

The Nominating and Governance Committee currently consists of four (4) Independent Trustees.  The following Trustees serve as members of the Nominating and Governance Committee: Mses. Baldwin and Chadwick and Messrs. Kenny and Vincent.  Ms. Baldwin serves as Chairperson of the Nominating and Governance Committee.

The Nominating and Governance Committee held two (2) meetings during the fiscal year ended December 31, 2008.

Investment Review Committees. The Board has established two Investment Review Committees to, among other things, monitor the investment performance of the Portfolio and make recommendations to the Board with respect to the Portfolio.

The Investment Review Committee for the Domestic Equity Funds currently consists of four (4) Independent Trustees and one (1) Trustee who is an “interested person” of the Portfolio as defined in the 1940 Act.  The following Trustees serve as members of the Investment Review Committee for the Domestic Equity Funds: Mses. Chadwick and Pressler and Messrs. Crispin, Drotch, and Earley.  Ms. Chadwick serves as the Chairperson of the Domestic Equity Funds Investment Review Committee.

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The Investment Review Committee for the Domestic Equity Funds held five (5) meetings during the fiscal year ended December 31, 2008.

The Investment Review Committee for the International/Balanced/Fixed Income Funds currently consists of four (4) Independent Trustees and one (1) Trustee who is an “interested person” of the Portfolios as defined in the 1940 Act.  The following Trustees serve as members of the Investment Review Committee for the International/Balanced/Fixed Income Funds: Ms. Baldwin and Messrs. Boyer, Kenny, Mathews, and Vincent. Mr. Boyer serves as Chairperson of the International/Balanced/Fixed-Income Funds Investment Review Committee.

The Investment Review Committee for the International/Balanced/Fixed Income Funds held six (6) meetings during the fiscal year ended December 31, 2008.

Contracts Committee.  The Board has established a Contracts Committee for the purpose of overseeing the annual renewal process relating to investment advisory, and sub-advisory agreements and, at the discretion of the Board, other agreements or plans involving the Portfolio.  The responsibilities of the Contracts Committee, include, among other things include:  (1) identifying the scope and format of information to be provided by service providers in connection with applicable renewals; (2) providing guidance to independent legal counsel regarding specific information requests to be made by such counsel on behalf of the Trustees; (3) evaluating regulatory and other developments that might have an impact on applicable review and renewal processes; (4) reporting to the Trustees its recommendations and decisions regarding the foregoing matters; (5) assisting in the preparation of a written record of the factors considered by Trustees relating to the approval and renewal of advisory and sub-advisory agreements; and (6) recommending to the Trustees specific steps to be taken by them regarding the renewal process, including, for example, proposed schedules of meetings by the Trustees.  The Contracts Committee is not responsible for making substantive recommendations whether to approve, renew, reject or modify agreements or plans.

The Contracts Committee currently consists of five (5) Independent Trustees.  The following Trustees serve as members of the Contracts Committee:  Mses. Chadwick and Pressler and Messrs. Boyer, Drotch, and Vincent.  Ms. Pressler serves as the Chairperson of the Contracts Committee.

The Contracts Committee held nine (9) meetings during the fiscal year ended December 31, 2008.

Compensation of Trustees

Each Trustee is reimbursed for expenses incurred in connection with each meeting of the Board or any Committee meeting attended. Each Independent Trustee is compensated for his or her services, on a quarterly basis, according to a fee schedule adopted by the Board.  The fee schedule consists of an annual retainer, and does not include additional compensation for attendance at regular or special Board and Committee meetings.

The Portfolio pays to each Trustee who is not an interested person of the Portfolio a pro rata share as described below, of: (i) an annual retainer of $200,000; (ii) Mr. Vincent, as Chairperson of the Board, receives an additional annual retainer of $75,000; (iii) Mses. Baldwin, Chadwick and Pressler and Messrs. Earley, Boyer and Kenny, as Chairpersons of Committees of the Board, each receives an additional annual retainer of $15,000, $40,000, $60,000, $30,000, $40,000 and $30,000, respectively; and (iv) out-of-pocket expenses.  The pro rata share paid by the Portfolio is based on the Fund’s average net assets, as a percentage of all the funds managed by the Investment Advisers, for which the Trustees serve in common as Trustees.

The following table sets forth information provided by the Investment Adviser regarding compensation of Trustees by the Portfolio and other funds managed by DSL and its affiliates for the fiscal year ending December 31, 2008.  Officers of the Trust and Trustees who are interested persons of the Portfolio do not receive any compensation from the Trust or any other funds managed by DSL or its affiliates.

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Compensation of Trustees

Name of Person, Position	ING Franklin Templeton Founding Strategy Portfolio	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Registrant and Fund Complex Paid to Trustees (1)(2)
Colleen D. Baldwin, Trustee(3)	$1,785	N/A	N/A	$208,791
John V. Boyer, Trustee	$2,055	N/A	N/A	$240,852
Patricia W. Chadwick, Trustee(3)	$2,050	N/A	N/A	$240,000
Robert Crispin, Trustee(4)	N/A	N/A	N/A	N/A
Peter S. Drotch, Trustee	$1,708	N/A	N/A	$200,000
J. Michael Earley, Trustee	$1,964	N/A	N/A	$230,000
Patrick W. Kenny, Trustee(3)	$1,964	N/A	N/A	$230,000
Shaun P. Mathews, Trustee(4)	N/A	N/A	N/A	N/A
Sheryl K. Pressler, Trustee(3)	$2,220	N/A	N/A	$260,000
David W.C. Putnam, Trustee(5)	$2,733	N/A	N/A	$429,670
Roger B. Vincent, Trustee(3)	$2,348	N/A	N/A	$275,000

(1)          Trustee compensation includes compensation paid by funds that are not discussed in the Prospectus or SAI.

(2)          Represents compensation for 161 portfolios (total in the Fund Complex as of December 31, 2008).

(3)          During fiscal year ended December 31, 2008, Colleen Baldwin, Patricia Chadwick, Patrick Kenny, Sheryl Pressler and Roger Vincent deferred $50,000, $180,000, $57,500, $30,000 and $68,750 of their compensation, respectively, from the Fund Complex.

(4)          “Interested person,” as defined in the 1940 Act, of the Trust because of the affiliation with ING Groep, N.V., the parent corporation of each of ING Investments, LLC and DSL.  Officers and Trustees who are interested persons do not receive any compensation from the Portfolios or Fund Complex.

(5)          Mr. Putnam retired from the Board effective February 23, 2008.

Retirement Benefit

The Portfolio has adopted a retirement policy under which any Director who, as of May 9, 2007, had served for at least five (5) years as a Director of one or more ING Funds and who is not an “interested person” of such ING Funds (as such term is defined in the 1940 Act, as amended) shall be entitled to a retirement payment (“Retirement Benefit”) if such Director: (a) retires in accordance with the retirement policy; (b) dies; or (c) becomes disabled. The Retirement Benefit shall be made promptly to, as applicable, the Director or the Director’s estate, after such retirement, death or disability in an amount equal to two times the annual compensation payable to such Director, as in effect at the time of his or her retirement, death or disability. The annual compensation determination shall be based upon the annual Board membership retainer fee (but not any

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separate annual retainer fees for chairpersons of committees and of the Board). This amount shall be paid by the ING Fund or ING Funds on whose Board the Director was serving at the time of his or her retirement. The retiring Director may elect to receive payment of his or her benefit in a lump sum or in three substantially equal payments. For the purpose of this policy, disability shall be the inability to perform the duties of a member of the Board because of the physical or mental impairment that has lasted or that can be expected to last for a continuous period of not less than 12 months, as reasonably determined by a majority of the Board.

Independent Trustee Ownership of Shares

Set forth in the table below is information regarding each Independent Trustee’s (and his or her immediate family members) share ownership in securities of the Trust’s adviser or principal underwriter and the ownership of securities in an entity controlling, controlled by or under common control with the adviser or principal underwriter of the Trust (not including registered investment companies) as of December 31, 2008.

Name of Trustee	Name of Owners and Relationship to Trustee	Company	Title of Class	Value of Securities	Percentage of Class
Colleen D. Baldwin	N/A	N/A	N/A	$0	N/A
John V. Boyer	N/A	N/A	N/A	$0	N/A
Patricia W. Chadwick	N/A	N/A	N/A	$0	N/A
Peter S. Drotch	N/A	N/A	N/A	$0	N/A
J. Michael Earley	N/A	N/A	N/A	$0	N/A
Patrick W. Kenny	N/A	N/A	N/A	$0	N/A
Sheryl K. Pressler	N/A	N/A	N/A	$0	N/A
Roger B. Vincent	N/A	N/A	N/A	$0	N/A

Trustees who are “Interested Persons”

Robert W. Crispin	N/A	N/A	N/A	$0	N/A
Shaun P. Mathews	N/A	N/A	N/A	$0	N/A

Control Persons and Principal Shareholders

As of April 1, 2009 none of the Independent Trustees or their immediate family members owned beneficially or of record securities in DSL or ING Groep, N.V. (“ING Groep”) (NYSE: ING).  ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services to over 75 million private, corporate and institutional clients in more than 50 countries. With a diverse workforce of about 125,000 people, ING Groep comprises a broad spectrum of prominent companies that increasingly serve their clients under the ING brand. In addition, none of the Independent Trustees or their immediate family members had a direct or indirect material interest in DSL or ING Groep or any affiliated companies of DSL or ING Groep.

Shares of the Portfolio may be offered to insurance companies as depositors of separate accounts which are used to fund Variable Contracts and Qualified Plans outside the separate accounts context, to investment advisers and their affiliates including other investment companies.  As of April 1, 2009, none of the Trustees and officers of the Trust owned any of the outstanding shares of the Portfolio.  As of the that date, to the knowledge of management, no person owned beneficially or of record more than 5% of the outstanding shares of any class of the Portfolio, except as set forth below.  Unless otherwise indicated below, the Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.  Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company.  A control person may be able to take

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action regarding the Portfolio without the consent or approval of shareholders.  ING USA Annuity and Life Insurance Company and ING Life Insurance & Annuity Company may be deemed control persons of the Portfolio in that certain of their separate accounts hold more than 25% of the shares of these series.

As of April 1, 2009, the following owned of record or, to the knowledge of the Trust, beneficially owned more than 5% or more of the outstanding shares of:

Portfolio	Fund Name	Class and Type of Ownership	Percentage of Class	Percentage of Fund
Franklin Templeton Founding Strategy	ING LIFE INSURANCE & ANNUITY CO 151 FARMINGTON AVE HARTFORD CT 06156-0001	ADV Class	100.0%	0.00%
Franklin Templeton Founding Strategy	ING USA ANNUITY AND LIFE INSURANCE COMPANY 1475 DUNWOODY DR WEST CHESTER PA 19380-1478	Class S	98.49%	98.37%
Franklin Templeton Founding Strategy	SECURITY LIFE INSURANCE OF DENVER A VUL RTE 5106 PO BOX 20 MINNEAPOLIS MN 55440-0020	Class I	22.05%	0.03%
Franklin Templeton Founding Strategy	RELIASTAR LIFE INSURANCE CO FBO SVUL I ATTN JILL BARTH CONVEYOR TN41 1 ORANGE WAY WINDSOR CT 06095	Class I	77.95%	0.09%

ADVISER

DSL serves as the adviser to the Portfolio pursuant to an advisory agreement between DSL and the Trust (“Advisory Agreement”).  DSL is a Delaware limited liability corporation that is an indirect, wholly-owned subsidiary ING Groep.  DSL is registered with the SEC as an investment adviser.

On December 31, 2006, an internal reorganization was undertaken in which Directed Services, Inc. (“DSI”), the adviser to the Portfolio, was reorganized into a limited liability corporation and transferred so that it became a wholly-owned subsidiary of ING Life Insurance and Annuity Company. The resulting company was DSL, a registered investment adviser and broker-dealer. As a result of this reorganization, DSI’s current advisory contracts were assumed by DSL. DSL began providing investment management services in January 2007 and serves as investment adviser to registered investment companies as well as structured finance vehicles.

Pursuant to the Advisory Agreement, DSL, subject to the direction of the Board, is responsible for providing all supervisory, management, and administrative services reasonably necessary for the operation of the Trust and the Portfolio.  The services include, but are not limited to: (i) coordinating for the Portfolio, at DSL’s expense, all maters relating to the operation of the Portfolio, including any necessary coordination among the sub-advisers, Custodian, Dividend Disbursing Agent, Portfolio Accounting Agent (including pricing and valuation of the Portfolio’s portfolios), accountants, attorneys, and other parties performing services or operational functions for the Trust; (ii) providing the Trust and the Portfolio, at DSL’s expense, with the services of a sufficient number of persons competent to perform such administrative and clerical functions as are necessary to ensure compliance with federal securities laws and to provide effective supervision and administration of the Trust; (iii) maintaining or supervising the maintenance by third parties selected by DSL of such books and records of the Trust and the Portfolio as may be required by applicable federal or state law; (iv) preparing or supervising the preparation by third parties selected by DSL of all federal, state, and local tax returns and reports of the Trust relating to the Portfolio required by applicable law; (v) preparing, filing and arranging for the distribution of proxy materials and periodic reports to shareholders of the Portfolio as required by applicable law in connection with the Portfolio; (vi) preparing and arranging for the filing of such registration statements and other documents with the SEC and other federal and state regulatory authorities as

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may be required by applicable law in connection with the Portfolio; (vii) taking such other action with respect to the Trust, as may be required by applicable law, including without limitation the rules and regulations of the SEC and other regulatory agencies; and (viii) providing the Trust at DSL’s expense, with adequate personnel, office space, communications facilities, and other facilities necessary for operation of the Portfolio contemplated in the Advisory Agreement.  Other responsibilities of DSL are described in the Prospectuses.

The Trust and DSL have received an exemptive order from the SEC that allows DSL to enter into new investment sub-advisory contracts (“Sub-Advisory Agreements”) and to make material changes to Sub-Advisory Agreements with the approval of the Board, but without shareholder approval.  This authority is subject to certain conditions, including the requirement that the Trustees (including a majority of disinterested Trustees) of the Trust must approve any new or amended Sub-Advisory Agreements with sub-advisers.  In accordance with the exemptive order received from the SEC, an information statement describing any sub-adviser changes will be provided to shareholders (including owners of Variable Contracts whose proceeds are invested in a relevant portfolio) within 90 days of the change.  DSL remains responsible for providing general management services to the Portfolio, including overall supervisory responsibility for the general management and investment of the Portfolio’s assets, and, subject to the review and approval of the Board, will among other things: (i) set the Portfolio’s overall investment strategies; (ii) evaluate, select and recommend sub-advisers to manage all or part of the Portfolio’s assets; (iii) when appropriate, allocate and reallocate the Portfolio’s assets among multiple sub-advisers; (iv) monitor and evaluate the investment performance of sub-advisers; and (v) implement procedures reasonably designed to ensure that the sub-advisers comply with the Portfolio’s investment objectives, policies and restrictions.

DSL shall make its officers and employees available to the Board and Officers of the Trust for consultation and discussions regarding the supervision and administration of the Portfolio.

Pursuant to the Advisory Agreement, DSL is authorized to exercise full investment discretion and make all determinations with respect to the day-to-day investment of the Portfolio’s assets and the purchase and sale of portfolio securities for the Portfolio in the event that at any time no sub-adviser is engaged to manage the assets of the Portfolio.

After an initial term of two years, the Advisory Agreement between DSL and the Trust shall continue in effect from year to year so long as such continuance is specifically approved at least annually by (a) the Board or (b) the vote of a “majority” (as defined in the 1940 Act) of the Trust’s outstanding shares voting as a single class;  provided, that in either event the continuance is also approved by at least a majority of the Board who are not “interested persons” (as defined in the 1940 Act) of DSL by vote cast in person at a meeting called for the purpose of voting on such approval.  The Advisory Agreement may be terminated without penalty by vote of the Trustees or by the shareholders of the Portfolio or by DSL on 60 days’ written notice by either party to the Advisory Agreement, and will terminate automatically if assigned as that term is defined in the 1940 Act.

For information regarding the basis for the Board’s approval of the investment advisory relationship, please refer to the Franklin Templeton Founding Strategy Portfolio’s annual shareholder report dated December 31, 2008.

The Trust does not pay DSL an advisory fee for services rendered to the Portfolio.

Conflict of Interest

The Adviser may also be subject to other conflicts of interest.  The Adviser’s insurance company affiliates that issue the Variable Contracts bear investment risk for guarantees and benefits under those Variable Contracts and related riders.  An insurer may suggest specifications for the risk/return characteristics of investment options offered under its Variable Contracts including the Portfolio, or may believe that the Portfolio’s selection and allocation to particular Underlying Funds could lessen the insurance company’s potential investment risk or make it easier for the insurance company to hedge its investment risk.  While the investment

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process is intended to produce allocation decisions that are in the best interest of the Portfolio and its shareholders, investors bear the risk that decisions may be influenced by this and other potential conflicts of interest.

DSL had informed the Board that it has developed an investment process using an investment committee to make sure that the Portfolio is managed in the best interest of the shareholders of the Portfolio.  Nonetheless, investors bear the risk that the Adviser’s allocation decisions may be affected by its conflict of interest.

EXPENSE LIMITATION AGREEMENT

DSL has entered into an expense limitation agreement with the Portfolio pursuant to which DSL has agreed to waive or limit its fees. In connection with this agreement, DSL will assume other expenses so that the total annual ordinary operating expenses of the Portfolio (which excludes interest, taxes, other investment related costs, extraordinary expenses such as litigation, other expenses not incurred in the ordinary course of the Portfolio’s business, and expenses of any counsel or other persons or services retained by the Portfolio’s Trustees who are not “interested persons” (as defined in the 1940 Act) of DSL) do not exceed the limits set forth below of the Portfolio’s average daily net assets subject to possible recoupment by DSL within three years.

ADV Class	Class I	Class S
1.50%	0.90%	1.15%

The expense limitation agreement provides that the expense limitation shall continue until May 1, 2010. The Portfolio’s expense limitation agreements are contractual and shall renew automatically for one-year terms unless DSL provides written notice of termination of the agreement to a lead Independent Trustee of the Registrant within ninety (90) days prior to the end of the then-current term or upon termination of the Agreement. The expense limitation agreement may also be terminated by the Portfolio, without payment of any penalty, upon ninety (90) days’ prior written notice to the DSL at its principal place of business.

ADMINISTRATOR

ING Funds Services, LLC (“ING Funds Services” or “Administrator”), an affiliate of DSL, serves as Administrator for the Portfolio pursuant to an administration agreement (“Administration Agreement”).  The administrative services performed by ING Funds Services include acting as a liaison among the various service providers to the Portfolio, including the custodian, portfolio accounting agent, and the insurance company or companies to which the Portfolio offers its shares.  ING Funds Services is also responsible for monitoring the Portfolio’s compliance with applicable legal requirements with the investment policies and restrictions of the Portfolio.  According to the Administration Agreement, the Administrator will pay all expenses incurred by it in connection with its activities, except such expenses as are assumed by the Trust under this Agreement, including, without limitation, the expenses of preparing registration statements including prospectuses and statements of additional information, shareholder reports and notices, proxy materials, and other documents filed with governmental agencies.  The address of the Administrator is 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258. ING Funds Services receives compensation in an amount equal to 0.05% based on average daily net assets per annum for the Portfolio.

For the fiscal year ended December 31, 2008, the Portfolio paid fees to the Administrator for administrative services in the amount set forth below.

Portfolio	Fees (as a percentage of average net assets)	Fees received by the Administrator (in dollars)
ING Franklin Templeton Founding Strategy Portfolio	0.05%	$350,723

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For the fiscal year ended December 31, 2007, the Portfolio paid fees to the Administrator for administrative services in the amount set forth below.

Portfolio	Fees (as a percentage of average net assets)	Fees received by the Administrator (in dollars)
ING Franklin Templeton Founding Strategy Portfolio(1)	0.05%	$70,860

(1) Franklin Templeton Founding Strategy Portfolio commenced operations on April 30, 2007.  Reflects the eight-month period from April 30, 2007 to December 31, 2007.

DISTRIBUTION OF TRUST SHARES

ING Funds Distributor serves as the Portfolio’s principal underwriter and distributor.  ING Funds Distributor’s principal executive offices are located at 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258. ING Funds Distributor is not obligated to sell a specific amount of the Portfolio’s shares.  ING Funds Distributor bears all expenses of providing distribution services, including the costs of sales presentations, mailings, advertising, and any other marketing efforts by DSL in connection with the distribution or sale of the shares.  ING Funds Distributor, like DSL, is an indirect, wholly-owned subsidiary of ING Groep, and serves as the investment adviser to certain portfolios of the Trust that are not described in this SAI.  Therefore, ING Funds Distributor may be deemed to be an affiliate of the Portfolio.  DSL may, from its own resources, compensate ING Funds Distributor for distribution services provided to the Portfolio.

The Trust currently offers the shares of its operating portfolios to, among others, separate accounts of ING USA Annuity and Life Insurance Company (“ING USA”) to serve as investment options for Variable Contracts issued by ING USA.  ING Funds Distributor is the principal underwriter and distributor of the Variable Contracts issued by ING USA.  Prior to January 1, 2004, ING USA was known as Golden America Life Insurance Company (“Golden American”). On January 1, 2004, Golden American merged with Equitable Life Insurance Company of Iowa, United Life Insurance and Annuity Company, and USG Annuity and Life Company to form ING USA.  Golden American is a stock life insurance company organized under the laws of the State of Delaware.  Prior to December 30, 1993, Golden American was a Minnesota corporation. Golden American was a wholly-owned subsidiary of Equitable of Iowa Companies, Inc.  The Trust may in the future offer shares of the Portfolio to separate accounts of other affiliated insurance companies.

The Trustees have classified shares of the Portfolio into three classes:  ADV Class, Class I and Class S Class shares.  Shares of each class of the Portfolio represent an equal pro rata interest in the Portfolio and, generally, have identical voting, dividend, liquidation and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each class has a different designation; (b) each class of shares bears any expenses attributable to that class; and (c) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to it or its distribution arrangements or service arrangements and each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class.  In addition, ADV Class, Class I and Class S Class shares have the features described below:

The ADV Class shares are not subject to an initial sales charge or contingent deferred sales charge but are subject to a shareholder servicing fee of 0.25% and a Rule 12b-1 distribution fee of 0.50% of average daily net assets per annum.  ING Funds Distributor has agreed to waive 0.15% of the distribution fee for ADV Class shares.  The expense waiver will continue through at least May 1, 2010, but in any event, the Trust will notify shareholders if it intends to pay ING Funds Distributor more than 0.35% (not to exceed 0.50% under the current 12b-1 Plan) in the future.

The Class I shares are not subject to an initial sales charge, contingent deferred sales charge, shareholder servicing fee or a Rule 12b-1 distribution fee.

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The Class S shares are not subject to an initial sales charge, contingent deferred sales charge, or a Rule 12b-1 distribution fee but are subject to a shareholder servicing fee of 0.25% of average daily net assets per annum.

SHAREHOLDER SERVICE AND DISTRIBUTION PLAN FOR ADV CLASS SHARES

The Trust has adopted a Shareholder Service and Distribution Plan (“Service and Distribution Plan”) for the ADV Class shares of the Portfolio effective January 1, 2007.  Under the Service and Distribution Plan, the Trust may pay to ING Funds Distributor a shareholder service fee ( “Service Fee”) at the rate of 0.25%, on an annualized basis, of the average daily net assets of the Portfolio’s ADV Class shares.  The Service Fee may be used to pay for shareholder services provided to the Portfolio.  The Service and Distribution Plan provides that the ADV Class shares of the Portfolio shall pay a distribution fee (the “Distribution Fee”) for distribution services, including payments to ING Funds Distributor, at annual rates not to exceed 0.50% of the average daily net assets of the Portfolio for distribution services.  The Service and Distribution Plan permits the Portfolio to pay marketing and other fees to support the sale and distribution of the ADV Class shares of the Portfolio and for shareholder services provided by securities dealers (including ING Funds Distributor) and other financial intermediaries and plan administrators (“financial service firms”) in accordance with Rule 12b-1 under the 1940 Act on behalf of the ADV Class shares of the Portfolio.

Since the Service Fees and Distribution Fees are directly tied to expenses, the amount of the Distribution Fees paid by the Portfolio during any year may not be more or less than actual expenses incurred pursuant to the Service and Distribution Plan.  For this reason, this type of arrangement is characterized by the staff of the SEC as being of the “reimbursement variety” (in contrast to “compensation” arrangements by which a distributor’s payments are not directly linked to its expenses).  The ADV Class shares of the Portfolio are liable for any distribution expenses incurred in excess of the Distribution Fee paid for a period of 3 years. The Portfolio’s ADV Class shares are entitled to exclusive voting rights with respect to matters concerning the Service and Distribution Plan.

Shareholder services payable under the Service and Distribution Plan include, but are not limited to, the following costs:  (a) acting as the shareholder of record; processing purchase and redemption orders; (b) maintaining participant account records; (c) answering participant questions regarding the Portfolio; (d) facilitating the tabulation of shareholder votes in the event of a meeting; (e) conveying information with respect to Portfolio shares purchased and redeemed and share balances to the Portfolio and to service providers; (f) providing shareholder support services; and (g) providing other services to shareholders, plan participants, plan sponsors and plan administrators.  ING Funds Distributor may subcontract with other parties for the provision of shareholder, plan sponsor or plan participant support services.

The Service and Distribution Plan permits the Portfolio to pay the Distributor for remittances to an insurance company or any affiliate thereof, in order to compensate the insurance company or an affiliate thereof for costs incurred or paid in an amount not to exceed 0.50% for the ADV Class shares of the average daily net assets of the Portfolio attributable to an insurance company’s variable contract owners during that quarterly period.  Expenses payable pursuant to the Service and Distribution Plan include, but are not limited to, the following costs: (a) printing and mailing prospectuses and reports to prospective variable contract owners; (b) relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials intended for use by the insurance companies; (c) holding seminars and sales meetings designed to promote sales of the Portfolio’s shares; (d) obtaining information and providing explanations to Variable Contract owners regarding the Portfolio’s investment objectives and policies and other information about the Portfolio; (e) compensating sales personnel in connection with the allocation of cash values and premiums of the Variable Contracts; (f) training sales personnel regarding the Portfolio; (g) personal service and/or maintenance of Variable Contract owners’ accounts with respect to the Portfolio’s accounts; and (h) financing any other activity that the Board determines is primarily intended to result in the sale of the Portfolio’s shares.  The Distributor provides the Trustees for their review, on a quarterly basis, a written report of the amounts expended under the Service and Distribution Plan.  The Service and Distribution Plan is subject to annual approval by the Board, including a majority of the Board who are not interested persons of the Trust and who

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have no direct or indirect financial interest in the operations of the Service and Distribution Plan, cast in-person at a meeting called for that purpose.  The Service and Distriution Plan is terminable at any time, without penalty, by a vote of a majority of the Independent Trustees or by vote of a majority of the outstanding shares of each of the Portfolio.  The Service and Distribution Plan may not be amended to increase materially the amount that may be spent for distribution by the Portfolio without the approval of a majority of the outstanding shares of the Portfolio.  Once terminated, no further payments shall be made under the Servuice and Distribution Plan notwithstanding the existence of any unreimbursed current or carried forward distribution expenses.

The Service and Distribution Plan was adopted because of its anticipated benefit to the Portfolio.  These anticipated benefits include increased promotion and distribution of the Portfolio’s shares, an enhancement in the Portfolio’s ability to maintain accounts and improve asset retention and increased stability of net assets for the Portfolio.

SHAREHOLDER SERVICE PLAN FOR CLASS S SHARES

Effective January 1, 2007, the Trust entered into a shareholder service agreement (the “Shareholder Service Plan”) on behalf of the Class S shares of the Portfolio.  Under the Shareholder Services Plan, ING Funds Distributor (the “Shareholder Services Agent”) has agreed to provide certain services including, but not limited to, the following:

Answer customer inquiries regarding account status and history, the manner in which purchases and redemptions of shares may be effected for the Portfolio and certain other matters pertaining to the Portfolio; assist shareholders in designating or changing account designations and addresses; provide necessary personnel and facilities to establish and maintain shareholder accounts and records; assist in processing purchase and redemption transactions; arrange for the wiring of funds; transmit and receive funds in connection with customer orders to purchase or redeem shares; verify and guarantee shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts; furnish quarterly and year-end statements and confirmations of purchases and redemptions; transmit on behalf of the Portfolio, proxy statements, annual reports, updated prospectuses and other communications to shareholders of the Portfolio; receive, tabulate and transmit to the Trust proxies executed by shareholders with respect to meetings of shareholders of the 12b-1 Portfolio; and provide such other related services as the Portfolio or a shareholder may request.  The Shareholder Services Agent may subcontract with other parties for the provision of shareholder support services.

In consideration of the services provided by the Shareholder Services Agent pursuant to the Shareholder Service Plan, the Shareholder Servicing Agent receives from the Portfolio’s Class S shares a fee of 0.25%, expressed as a percentage of the average daily NAVs of the Portfolio’s shares.

Distribution and Shareholder Service Fee Amounts Paid

Total distribution expenses incurred by the Distributor for the costs of promotion and distribution with respect to the Portfolio for the fiscal period ended December 31, 2008 were as follows:

Distribution Fees

Portfolio	ADV Class	Class I	Class S
ING Franklin Templeton Founding Strategy
Advertising	—	—	$167
Printing	—	$1	$3,341
Salaries & Commissions	—	$10	$27,169
Broker Servicing	$4	$2	$4,644

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Portfolio	ADV Class	Class I	Class S
Miscellaneous	—	—	$50
Total	$4	$13	$35,371

Shareholder Service Fees

	Shareholder Services Agreement
Portfolio	2008	2007(1)	2006
ING Franklin Templeton Founding Strategy
ADV Class	$8	$5	N/A
Class S	$1,753,041	$354,284	N/A
Class I	—	—	N/A

(1) Franklin Templeton Founding Strategy Portfolio commenced operations on April 30, 2007.  Reflects the eight-month period from April 30, 2007 to December 31, 2007.

CODE OF ETHICS

The Portfolio’s Board, DSL, and the Distributor have adopted a Code of Ethics governing personal trading activities of all Trustees, officers of the Portfolio and persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by each Portfolio or obtain information pertaining to such purchase or sale.  The Code of Ethics is intended to prohibit fraud against the Portfolio that may arise from personal trading of securities that may be purchased or held by the Portfolio or the Portfolio’s shares.  The Code of Ethics also prohibits short-term trading of each Portfolio by persons subject to the Code of Ethics. Personal trading is permitted by such persons subject to certain restrictions; however such persons are generally required to pre-clear all security transactions with the Portfolio’s Compliance Officer or his or her designee and to report all transactions on a regular basis.  ING Investment Management Co. has adopted its own Code of Ethics to govern the personal trading activities of its personnel.

DISCLOSURE OF THE PORTFOLIO’S PORTFOLIO SECURITIES

The Portfolio is required to file its complete portfolio holdings schedule with the SEC on a quarterly basis.  This schedule is filed with the Portfolio’s annual and semi-annual shareholder reports on Form N-CSR for the second and fourth fiscal quarters and on Form N-Q for the first and third fiscal quarters.

In addition, the Portfolio posts its portfolio holdings schedule on ING Groep’s website on a month-end basis and it is available 10 calendar days after the end of the previous calendar month.  The portfolio holdings schedule is as of the last day of the calendar month (e.g.,the Portfolio will post its month-end June 30 holdings on July 11).  The Portfolio may also post its complete or partial portfolio holdings as of a specified date.

The Portfolio also compiles a list composed of its ten largest holdings (“Top Ten”).  This information is produced monthly, and is made available on ING Groep’s website, on the tenth day of each month.  The Top Ten holdings information is as of the last day of the previous month.

Investors (both individual and institutional), financial intermediaries that distribute the Portfolio’s shares and most third parties may receive the Portfolio’s annual or semi-annual shareholder reports, or view them on ING Groep’s website, along with the Portfolio’s portfolio holdings schedule.  The Top Ten list also is provided in quarterly Portfolio descriptions that are included in the offering materials of variable life insurance products and variable annuity contracts.

Other than in regulatory filings or on ING Groep’s website, the Portfolio may provide their portfolio holdings schedule to certain unaffiliated third parties and affiliates when the Portfolio has a legitimate business purpose for doing so.  Specifically, the Portfolio’s disclosure of their portfolio holdings may include disclosure.  Unless otherwise noted below, the Portfolio’s disclosure of its portfolio holdings will be on an as-needed basis, with no lag time between the date of which the information is requested and the date the information is provided:

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•	to the Portfolio’s independent registered public accounting firm named herein, for use in providing audit Opinions;
•	to financial printers for the purpose of preparing the Portfolio’s regulatory filings;
•	for the purpose of due diligence regarding a merger or acquisition;
•	to a new adviser or sub-adviser prior to the commencement of its management of the Portfolio;
•	to rating and ranking agencies such as Bloomberg, Morningstar, Lipper and Standard & Poor’s, such agencies may receive more raw data for the Portfolio than is posted on the Portfolio’s website;
•	to consultants for use in providing asset allocation advice in connection with investments by affiliated funds-of-funds in the Underlying Funds;
•	to service providers, such as proxy voting and class action services providers, on a daily basis, in connection with their providing services benefiting the Portfolio; or
•	to a third party for purposes of effecting in-kind redemptions of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Portfolio’s shareholders.

In all instances of such disclosure, the receiving party, by agreement, is subject to a duty of confidentiality, including a duty not to trade on such information.

The Portfolio’s Board has adopted policies and procedures (“Policies”) designed to ensure that disclosure of information regarding the Portfolio’s portfolio securities is in the best interests of the Portfolio’s shareholders, including procedures to address conflicts between the interests of the Portfolio’s shareholders, on the one hand, and those of DSL, the Portfolio’s principal underwriter or any affiliated person of the Portfolio, its investment adviser, or its principal underwriter, on the other.  Such Policies authorize the Portfolio’s administrator to implement the Board’s policies and direct the administrator to document the expected benefit to shareholders.  Among other considerations, the administrator is directed to consider whether such disclosure may create an advantage for the recipient or its affiliates or their clients over that of the Portfolio’s shareholders. Similarly, the administrator is directed to consider, among other things, whether the disclosure of portfolio holdings creates a conflict between the interests of shareholders and the interests of DSL, and, if applicable, the Portfolio’s principal underwriter and their affiliates.  The Board has authorized the senior officers of the Portfolio’s administrator to authorize the release of the Portfolio’s portfolio holdings, as necessary, in conformity with the foregoing principles and to monitor for compliance with the Policies.  The Portfolio’s administrator reports quarterly to the Board regarding the implementation of the Policies.

The Portfolio has the following ongoing arrangements with certain third parties to provide the Portfolio’s portfolio holdings:

Party	Purpose	Frequency	Time Lag Between Date of Information and Date Information Released
ISS Governance Services, a unit of RiskMetrics Group, Inc.	Proxy Voting & Class Action Services	Daily	None
Charles River Development	Compliance	Daily	None

All of the arrangements in the table above are subject to the Policies adopted by the Board to ensure that such disclosure is for a legitimate business purpose and is in the best interests of the Portfolio and its shareholders.  The Portfolio’s Board must approve any material change to the Policies.  The Policies may not be waived, or exceptions made, without the consent of ING Groep’s Legal Department.  All waivers and exceptions involving any of the Portfolio will be disclosed to the Portfolio’s Board no later than its next regularly scheduled quarterly meeting.  No compensation or other consideration may be received by the Portfolio, DSL, or any other party in connection with the disclosure of portfolio holdings in accordance with the Policies.

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PROXY VOTING PROCEDURES

The Board has adopted proxy voting procedures and guidelines to govern the voting of proxies relating to the Portfolio’s portfolio securities.  The proxy voting procedures provide that funds-of-funds, including the Portfolio, will “echo” vote their interests in Underlying Funds.  This means that, if a Portfolio must vote on a proposal with respect to an Underlying Fund, the Portfolio will vote its interest in that Underlying Fund in the same proportion all other shareholders in the Underlying Fund voted their interests.  The effect of echo voting may be that a small number of shareholders may determine the outcome of a vote.  The procedures delegate to DSL the authority to vote proxies relating to portfolio securities, and provide a method for responding to potential conflicts of interest.  In delegating voting authority to DSL, the Board has also approved DSL’s proxy voting procedures, which require DSL to vote proxies in accordance with the Portfolio’s proxy voting procedures and guidelines. An independent proxy voting service has been retained to assist in the voting of Portfolio proxies through the provision of vote analysis, implementation and record keeping and disclosure services.  In addition, the Compliance Committee oversees the implementation of the Portfolio’s proxy voting procedures.  A copy of the proxy voting procedures and guidelines of the Portfolio, including procedures of DSL, is attached hereto as Appendix B.  Information regarding how the Portfolio voted proxies relating to portfolio securities for the one-year period ending June 30th is available no later than August 31st of each year through the ING Funds’ website (http://www.ingfunds.com) or by accessing the SEC’s EDGAR database (http://www.sec.gov).

BROKERAGE ALLOCATION AND TRADING POLICIES(1)

Portfolio Transactions

The Adviser or Sub-adviser for the Portfolio places orders for the purchase and sale of investment securities for the Portfolio, pursuant to authority granted in the Advisory Agreement or Sub-Advisory Agreement.  Subject to policies and procedures approved by the Portfolio’s Board, the Adviser or Sub-Adviser has discretion to make decisions relating to placing these orders, including, where applicable, selecting the brokers or dealers that will execute the purchase and sale of investment securities, negotiating the commission or other compensation paid to the broker or dealer executing the trade, or using an electronic trading network (“ECN”) or alternative trading system (“ATS”).

In situations where the Sub-Adviser resigns or the Adviser otherwise assumes day to day management of the Portfolio pursuant to its Advisory Agreement with the Portfolio, the Adviser will perform the services described herein as being performed by the Sub-Adviser.

How Securities Transactions are Effected

Purchases and sales of securities on a securities exchange (which include most equity securities) are effected through brokers who charge a commission for their services.  In transactions on securities exchanges in the United States, these commissions are negotiated, while on many foreign securities exchanges commissions are fixed.  Securities traded in the over-the-counter markets (such as fixed-income securities and some equity securities) are generally traded on a “net” basis with market makers acting as dealers; in these transactions, the dealers act as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer.  Transactions in certain over-the-counter securities also may be effected on an agency basis, when, in the Adviser’s or the Sub-Adviser’s opinion, the total price paid (including commission) is equal to or better than the total price available from a market maker.  In underwritten offerings, securities are usually purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount.  On occasion, certain money market

(1) For purposes of this section, the discussion relating to investment decisions made by the Adviser or Sub-Adviser with respect to the Portfolio also includes investment decisions made by the adviser or a sub-adviser with respect to an Underlying Fund. For convenience, only the terms Adviser, Sub-Adviser and Portfolio are used.

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instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.  The Adviser or the Sub-Adviser may also place trades using an ECN or ATS.

How the Adviser or Sub-Adviser Selects Broker-Dealers

The Adviser or Sub-Adviser has a duty to seek to obtain best execution of the Portfolio’s orders, taking into consideration a full range of factors designed to produce the most favorable overall terms reasonably available under the circumstances.  In selecting brokers and dealers to execute trades, the Adviser or Sub-Adviser may consider both the characteristics of the trade and the full range and quality of the brokerage services available from eligible broker-dealers.  This consideration often involves qualitative as well as quantitative judgments.  Factors relevant to the nature of the trade may include, among others, price (including the applicable brokerage commission or dollar spread), the size of the order, the nature and characteristics (including liquidity) of the market for the security, the difficulty of execution, the timing of the order, potential market impact, and the need for confidentiality, speed, and certainty of execution.  Factors relevant to the range and quality of brokerage services available from eligible brokers and dealers may include, among others, the firms’ execution, clearance, settlement, and other operational facilities; willingness and ability to commit capital or take risk in positioning a block of securities, where necessary; special expertise in particular securities or markets; ability to provide liquidity, speed and anonymity; the nature and quality of other brokerage and research services provided to the Adviser or Sub-Adviser (consistent with the “safe harbor” described below); and the firms’ general reputation, financial condition and responsiveness to the Adviser or Sub-Adviser, as demonstrated in the particular transaction or other transactions.  Subject to its duty to seek best execution of the Portfolio’s orders, the Adviser or Sub-Adviser may select broker-dealers that participate in commission recapture programs that have been established for the benefit of the Portfolio. Under these programs, the participating broker-dealers will return to the Portfolio (in the form of a credit to the Portfolio) a portion of the brokerage commissions paid to the broker-dealers by the Portfolio.  Theses credits are used to pay certain expenses of the Portfolio. These commission recapture payments benefit the Portfolio and not the Adviser or Sub-Adviser.

The Safe Harbor for Soft Dollar Practices

In selecting broker-dealers to execute a trade for the Portfolio, the Adviser or a Sub-Adviser may consider the nature and quality of brokerage and research services provided to the Adviser or the Sub-Adviser as a factor in evaluating the most favorable overall terms reasonably available under the circumstances.  As permitted by Section 28(e) of the 1934 Act, the Adviser or Sub-Adviser may cause the Portfolio to pay a broker-dealer a commission for effecting a securities transaction for the Portfolio that is in excess of the commission which another broker-dealer would have charged for effecting the transaction, if the Adviser or Sub-Adviser makes a good faith determination that the broker’s commission paid by the Portfolio is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer, viewed in terms of either the particular transaction or the Adviser’s or Sub-Adviser’s overall responsibilities to the Portfolio and its other investment advisory clients.  The practice of using a portion of the Portfolio’s commission dollars to pay for brokerage and research services provided to the Adviser or Sub-Adviser is sometimes referred to as “soft dollars.”  Section 28(e) is sometimes referred to as a “safe harbor,” because it permits this practice, subject to a number of restrictions, including the Adviser’s or Sub-Adviser’s compliance with certain procedural requirements and limitations on the type of brokerage and research services that qualify for the safe harbor.

Brokerage and Research Products and Services Under the Safe Harbor - Research products and services may include, but are not limited to, general economic, political, business and market information and reviews, industry and company information and reviews, evaluations of securities and recommendations as to the purchase and sale of securities, financial data on a company or companies, performance and risk measuring services and analysis, stock price quotation services, computerized historical financial databases and related software, credit rating services, analysis of corporate responsibility issues, brokerage analysts’ earning estimates, computerized links to current market data, software dedicated to research, and portfolio modeling. Research services may be provided in the form of reports, computer-generated data feeds and other services,

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telephone contacts, and personal meetings with securities analysts, as well as in the form of meetings arranged with corporate officers and industry spokespersons, economists, academics and governmental representatives.  Brokerage products and services assist in the execution, clearance and settlement of securities transactions, as well as functions incidental thereto, including but not limited to related communication and connectivity services and equipment, and software related to order routing, market access, algorithmic trading, and other trading activities.  On occasion, a broker-dealer may furnish the Adviser or Sub-Adviser with a service that has a mixed use (that is, the service is used both for brokerage and research activities that are within the safe harbor and for other activities).  In this case, the Adviser or Sub-Adviser is required to reasonably allocate the cost of the service, so that any portion of the service that does not qualify for the safe harbor is paid for by the Adviser or Sub-Adviser from its own Portfolio, and not by portfolio commissions paid by the Portfolio.

Benefits to the Adviser of a Sub-Adviser- Research products and services provided to the Adviser or Sub-Adviser by broker-dealers that effect securities transactions for the Portfolio may be used by the Adviser or the Sub-Adviser in servicing all of its accounts.  Accordingly, not all of these services may be used by the Adviser or Sub-Adviser in connection with the Portfolio.  Some of these products and services are also available to the Adviser or Sub-Adviser for cash, and some do not have an explicit cost or determinable value.  The research received does not reduce the advisory fees paid to the Adviser or the sub-advisory fees payable to the Sub-Adviser for services provided to the Portfolio.  The Adviser’s or Sub-Adviser’s expenses would likely increase if the Adviser or the Sub-Adviser had to generate these research products and services through its own efforts, or if it paid for these products or services itself.

Broker-Dealers that are Affiliated with the Adviser or Sub-Adviser

Portfolio transactions may be executed by brokers affiliated with the ING Groep, the Adviser, or the Sub-Adviser, so long as the commission paid to the affiliated broker is reasonable and fair compared to the commission that would be charged by an unaffiliated broker in a comparable transaction.

Prohibition on Use of Brokerage Commissions for Sales or Promotional Activities

The placement of portfolio brokerage with broker-dealers who have sold shares of the Portfolio is subject to rules adopted by the SEC and the Financial Industry Regulatory Authority (“FINRA”).  Under these rules, a Sub-Adviser may not consider a broker’s promotional or sales efforts on behalf of the Portfolio when selecting a broker-dealer for Portfolio transactions, and neither the Portfolio nor a Sub-Adviser may enter into an agreement under which the Portfolio directs brokerage transactions (or revenue generated from such transactions) to a broker dealer to pay for distribution of Portfolio shares.  The Portfolio has adopted policies and procedures, approved by the Board, that are designed to attain compliance with these prohibitions.

Principal Trades and Research

Purchases of securities for the Portfolio also may be made directly from issuers or from underwriters. Purchase and sale transactions may be effected through dealers which specialize in the types of securities which the Portfolio will be holding. Dealers and underwriters usually act as principals for their own account. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter which has provided such research or other services as mentioned above.

More Information about trading in Fixed-Income Securities

Purchases and sales of fixed-income securities will usually be principal transactions. Such securities often will be purchased or sold from or to dealers serving as market makers for the securities at a net price. The Portfolio may also purchase such securities in underwritten offerings and will, on occasion, purchase securities directly from the issuer. Generally, fixed-income securities are traded on a net basis and do not involve brokerage

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commissions. The cost of executing fixed-income securities transactions consists primarily of dealer spreads and underwriting commissions.

In purchasing and selling fixed-income securities, it is the policy of the Portfolio to obtain the best results, while taking into account the dealer’s general execution and operational facilities, the type of transaction involved and other factors, such as the dealer’s risk in positioning the securities involved. While the Adviser or Sub-Adviser generally seeks reasonably competitive spreads or commissions, the Portfolio will not necessarily pay the lowest spread or commission available.

Transition Management

Changes in Sub-Advisers, investment personnel, and reorganizations of the Portfolio may result in the sale of a significant portion or even all of the Portfolio’s portfolio securities.  This type of change generally will increase trading costs and the portfolio turnover for the Portfolio.  The Portfolio, the Adviser, or Sub-Adviser may engage a broker-dealer to provide transition management services in connection with a change in Sub-Adviser or a reorganization or other changes.

Allocation of Trades

Some securities considered for investment by the Portfolio may also be appropriate for other clients served by the Portfolio’s Sub-Adviser. If the purchase or sale of securities consistent with the investment policies of the Portfolio and one or more of these other clients is considered at or about the same time, transactions in such securities will be placed on an aggregate basis and allocated among the Portfolio and such other clients in a manner deemed fair and equitable, over time, by the Sub-Adviser and consistent with the Sub-Adviser’s written policies and procedures.  Sub-Advisers may use different methods of allocating the results aggregated trades.  Each Sub-Adviser’s relevant policies and procedures and the results of aggregated trades in which the Portfolio participated are subject to periodic review by the Board.  To the extent any of the Portfolio seeks to acquire (or dispose of) the same security at the same time, the Portfolio may not be able to acquire (or dispose of) as large a position in such security as it desires, or it may have to pay a higher (or receive a lower) price for such security. It is recognized that in some cases, this system could have a detrimental effect on the price or value of the security insofar as the Portfolio is concerned.  However, over time, the Portfolio’s ability to participate in aggregate trades is expected to provide better execution for the Portfolio.

Cross-Transactions

The Board has adopted a policy allowing trades to be made between affiliated registered investment companies or series thereof provided they meet the condition of Rule 17a-7 under the 1940 Act and conditions of the policy.

Total Brokerage Commissions

For the fiscal year ended December 31, 2008, no brokerage commissions were paid to the Portfolio as of that date.

For the fiscal year ended December 31, 2007, no brokerage commissions were paid to the Portfolio as of that date.

Because the Portfolio had not commenced operations as of December 31, 2006, there were no brokerage commissions paid to the Portfolio as of that date.

For the fiscal year ended December 31, 2008, no commissions with respect to portfolio transactions were paid to brokers because of research services.

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For the fiscal year ended December 31, 2007, no commissions with respect to portfolio transactions were paid to brokers because of research services.

Because the Portfolio had not commenced operations as of December 31, 2006, no commissions were paid with respect to portfolio transactions to certain brokers for research services.

As noted above, DSL, if applicable, may purchase new issues of securities for the Portfolio in underwritten fixed price offerings.  In these situations, the underwriter or selling group member may provide DSL, if applicable, with research in addition to selling the securities (at the fixed public offering price) to the Portfolio or other advisory clients.  Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-dealer in this situation provides knowledge that may benefit the Portfolio, other clients of DSL without incurring additional costs.  These arrangements may not fall within the safe harbor of Section 28(e) of the 1934 Act because the broker-dealer is considered to be acting in a principal capacity in underwritten transactions.  However, the FINRA has adopted rules expressly permitting broker-dealers to provide bona fide research to advisers in connection with fixed price offerings under certain circumstances.  As a general matter in these situations, the underwriter or selling group member will provide research credits at a rate that is higher than that which is available for secondary market transactions.

In circumstances where two or more broker-dealers offer comparable prices and execution capability, preference may be given to a broker-dealer which has sold shares of the Portfolio as well as shares of other investment companies or accounts managed by DSL, if applicable, This policy does not imply a commitment to execute all portfolio transactions through all broker-dealers that sell shares of the Portfolio.

Commission rates in the United States are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates.  The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Board.

DSL, if applicable, may place orders for the purchase and sale of exchange-listed portfolio securities with a broker-dealer that is an affiliate of DSL, if applicable, where, in the judgment of DSL, if applicable, such firm will be able to obtain a price and execution at least as favorable as other qualified brokers.  Pursuant to SEC Rules, a broker-dealer that is an affiliate of DSL may receive and retain compensation for effecting portfolio transactions for the Portfolio on a national securities exchange of which the broker-dealer is a member if the transaction is “executed” on the floor of the exchange by another broker which is not an “associated person” of the affiliated broker-dealer, and if there is in effect a written contract with the Trust expressly permitting the affiliated broker-dealer to receive and retain such compensation.

SEC rules further require that commissions paid to such an affiliated broker-dealer by the Portfolio on exchange transactions not exceed “usual and customary brokerage commissions.”  The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.”  The Board has adopted procedures for evaluating the reasonableness of commissions and will review these procedures periodically.  Each of the following is a registered broker-dealer and an affiliate of DSL, adviser to the Trust as of December 31, 2008:  Bancnorth Investment Group, Inc., Clarion Capital, LLC, Financial Network Investment Corporation, Guaranty Brokerage Services, Inc., ING Alternative Asset Management LLC, ING America Equities, Inc., ING Clarion Partners, LLC, ING Clarion Real Estate Securities, L.P., ING Direct Funds Limited, ING Financial Advisers, LLC, ING Financial Markets LLC, ING Financial Partners, Inc., ING Funds Distributor, LLC, ING Investment Advisors, LLC, ING Investment Management Advisors B.V., ING Investment Management Asia/Pacific (Hong Kong) LTD., ING Investment Management Co., ING Investment Management LLC, ING Investment Management Services LLC, Multi-Financial Securities Corporation, Pomona Management LLC, d/b/a, Pomona Capital, Prime Vest Financial Services, Inc., ShareBuilder Advisors, LLC, ShareBuilder Securities Corporation and Systematized Benefits Administrators, Inc.

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Any of the above firms may retain compensation on transactions effected for the Portfolio in accordance with these rules and procedures.

For the fiscal year ended December 31, 2008, the Portfolio paid no brokerage commissions nor any affiliated brokerage commissions.

For the fiscal year ended December 31, 2007, the Portfolio paid no brokerage commissions nor any affiliated brokerage commissions.

Because the Portfolio had not commenced operations as of December 31, 2006, no brokerage commissions or affiliated brokerage commission were paid as of that date and the Portfolio did not acquire securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents.

PORTFOLIO TURNOVER

A change in securities held in the portfolio of the Portfolio is known as “portfolio turnover” and may involve the payment by the Portfolio of dealer mark-ups or brokerage or underwriting commissions and other transaction costs on the sale of securities, as well as on the reinvestment of the proceeds in other securities.  Portfolio turnover rate for a fiscal year is the percentage determined by dividing the lesser of the cost of purchases or proceeds from sales of portfolio securities by the average of the value of portfolio securities during such year, all excluding securities whose maturities at acquisition were one year or less.  The Portfolio cannot accurately predict its turnover rate, however the rate will be higher when the Portfolio finds it necessary to significantly change its portfolio to adopt a temporary defensive position or respond to economic or market events.  A high turnover rate would increase expenses and may involve realization of capital gains by the Portfolio.

NET ASSET VALUE

As noted in the Prospectuses, the NAV and offering price of each class of each Portfolio’s shares will be determined once daily as of the close of regular trading (“Market Close”) on the New York Stock Exchange (“NYSE”) (usually 4:00 p.m. Eastern time unless otherwise designated by the NYSE) during each day on which the NYSE is open for trading.  As of the date of this SAI, the NYSE is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  Portfolio shares will not be priced on these days. On those days, securities held by an Underlying Fund may nevertheless be actively traded, and the value of the Portfolio’s shares could be indirectly affected. As a general matter, the Portfolio does not invest directly in securities. However, the following information describes the calculation of NAV for the Underlying Funds and the Portfolio.

Portfolio securities listed or traded on a national securities exchange will be valued at the last reported sale price on the valuation day.  Securities traded on an exchange for which there has been no sale that day and other securities traded in the over-the-counter market will be valued at the mean between the last reported bid and asked prices on the valuation day.  Portfolio securities reported by NASDAQ will be valued at the NASDAQ Official Closing Price on the valuation day.  In cases in which securities are traded on more than one exchange, the securities are valued on the exchange that is normally the primary market.  Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest, approximates market value.  This involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument.  While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument.  (See the “Net Asset Value” in the “Information for Investors” section of the Prospectuses.)  The long-term debt obligations held in the Portfolio’s

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portfolio will be valued at the mean between the most recent bid and asked prices as obtained from one or more dealers that make markets in the securities when over-the-counter market quotations are readily available.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) or are deemed unreliable are valued at their fair values as determined in good faith by or under the supervision of the Portfolio’s Board, in accordance with methods that are specifically authorized by the Board.  Securities traded on exchanges, including foreign exchanges, which close earlier than the time that the Portfolio calculates its NAV may also be valued at their fair values as determined in good faith by or under the supervision of the Portfolio’s Board, in accordance with methods that are specifically authorized by the Board.  The valuation techniques applied in any specific instance may vary from case to case.  With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Portfolio related to registration of the security, as well as factors relevant to the issuer itself.  Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities.

The value of the foreign securities traded on an exchange outside the United States is generally based upon its price on the principal foreign exchange where it trades as of the time the Portfolio determines its NAV or if the foreign exchange closes prior to the time the Portfolio determines its NAV, the most recent closing price of the foreign security on its principal exchange.  Trading in certain non-U.S. securities may not take place on all days on which the NYSE is open.  Further, trading takes place in various foreign markets on days on which the NYSE is not open.  Consequently, the calculation of an Underlying Fund’s NAV may not take place contemporaneously with the determination of the prices of securities held by the Portfolio in foreign securities markets.  Further, the value of the Portfolio’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Portfolio.  In calculating the Portfolio’s NAV, foreign securities denominated in foreign currency are converted to U.S. dollar equivalents.

If an event occurs after the time at which the market for foreign securities held by the Portfolio closes but before the time that the Portfolio’s NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time the Portfolio determines its NAV.  In such a case, the Portfolio will use the fair value of such securities as determined under the Portfolio’s valuation procedures.  Events after the close of trading on a foreign market that could require the Portfolio to fair value some or all of its foreign securities include, among others, securities trading in the United States. and other markets, corporate announcements, natural and other disasters, and political and other events.  Among other elements of analysis in determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time the Portfolio calculates its NAV.  There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, nor that such markets will continue to behave in a fashion that is consistent with such models.  Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment.  Consequently, the fair value assigned to a security may not represent the actual value that the Portfolio could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, the Portfolio is not obligated to use the fair valuations suggested by any research service, and valuation recommendations by such research services may be overridden if other events have occurred, or if other fair valuations are determined in good faith to be more accurate.  Unless an event is such that it causes the Portfolio to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time the Portfolio determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Portfolio’s NAV.

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Options on securities, currencies, futures and other financial instruments purchased by the Portfolio are valued at their last bid price in the case of listed options or at the average of the last bid prices obtained from dealers in the case of OTC Options.

The fair value of other assets is added to the value of all securities positions to arrive at the value of the Portfolio’s total assets.  The Portfolio’s liabilities, including accruals for expenses, are deducted from its total assets. Once the total value of the Portfolio’s net assets is so determined, that value is then divided by the total number of shares outstanding (excluding treasury shares), and the result, rounded to the nearest cent, is the NAV per share.

In computing the NAV for a class of shares of the Portfolio, all class-specific liabilities incurred or accrued are deducted from the class’ net assets.  The resulting net assets are divided by the number of shares of the class outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the NAV per share.

Orders received by dealers prior to Market Close will be confirmed at the offering price computed as of Market Close provided the order is received by the Transfer Agent prior to Market Close that same day.  It is the responsibility of the dealer to ensure that all orders are transmitted timely to the Portfolio.  Orders received by dealers after Market Close will be confirmed at the next computed offering price as described in the Prospectuses.

PERFORMANCE INFORMATION

The Trust may, from time to time, include the yield and the total return of the Portfolio, in advertisements or sales literature.  In the case of Variable Contracts, performance information for the Portfolio will not be advertised or included in sales literature unless accompanied by comparable performance information for the separate account to which the Portfolio offers its shares.

Since the Portfolio had not commenced operations as of the date of this SAI, no performance information is provided.

Quotations of yield for the Portfolio will be based on all investment income per share earned during a particular 30-day period (including dividends and interest and calculated in accordance with a standardized yield formula adopted by the SEC), less expenses accrued during the period (“net investment income”), and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

YIELD = 2 [((a-b)/cd + 1)^6 - 1]

where,

a = dividends and interest earned during the period;

b = expenses accrued for the period (net of reimbursements);

c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and

d = the maximum offering price per share on the last day of the period.

Quotations of average annual total return for the Portfolio will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the portfolio over certain periods that will include periods of one, five, and ten years (or, if less, up to the life of the portfolio), calculated pursuant to the following formula: P (1 + T) ^n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period).  Quotations of total return may also be shown for other periods.  All total return figures reflect the deduction of a proportional share of portfolio expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid.

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The following are the ING Franklin Templeton Founding Strategy Portfolio’s average annual total returns for the periods indicated for each year ended December 31, 2008:

Portfolio	1 Year	5 Years	10 Years	Since Inception (4/30/07)
ING Franklin Templeton Founding Strategy
ADV Class	(36.04)%	N/A	N/A	(24.91)%
Class I	(35.55)%	N/A	N/A	(24.33)%
Class S	(35.69)%	N/A	N/A	(24.57)%

Performance information for the Portfolio may be compared, in advertisements, sales literature, and reports to shareholders to: (i) the S&P 500® Index and the Merrill Lynch U.S. High Yield BB-B Rated Index, or other indices that measure performance of a pertinent group of securities; (ii) other groups of mutual funds tracked by Lipper Analytical Services, Inc., a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the portfolio.  Unmanaged indexes may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

Reports and promotional literature may also contain other information including: (i) the ranking of any Portfolio derived from rankings of mutual funds or other investment products tracked by Lipper Analytical Services, Inc. or by other rating services, companies, publications, or other persons who rank mutual funds or other investment products on overall performance or other criteria; and (ii) the effect of tax deferred compounding on a portfolio’s investment returns, or returns in general, which may be illustrated by graphs, charts, or otherwise, and which may include a comparison, at various points in time, of the return from an investment in a portfolio of the Trust (or returns in general) on a tax-deferred basis (assuming one or more tax rates) with the return on a taxable basis.

In addition, reports and promotional literature may contain information concerning DSL or affiliates of the Trust, including: (i) performance rankings of other mutual funds managed by DSL, or the individuals employed by DSL, if applicable, who exercise responsibility for the day-to-day management of a portfolio of the Trust, including rankings of mutual funds published by Morningstar, Inc., Value Line Mutual Fund Survey, or other rating services, companies, publications, or other persons who rank mutual funds or other investment products on overall performance or other criteria; (ii) lists of clients, the number of clients, or assets under management; and (iii) information regarding services rendered by DSL.  Reports and promotional literature may also contain a description of the type of investor for whom it could be suggested that a portfolio is intended, based upon each portfolio’s investment objectives.

In the case of Variable Contracts, quotations of yield or total return for the Portfolio will not take into account charges and deductions against any Separate Accounts to which the Portfolio shares are sold or charges and deductions against the life insurance policies or annuity contracts issued by ING Groep, although comparable performance information for the Separate Account will take such charges into account.  Performance information for any Portfolio reflects only the performance of a hypothetical investment in the Portfolio during the particular time period on which the calculations are based.  Performance information should be considered in light of the Portfolio’s investment objective or objectives and investment policies, the characteristics and quality of the Portfolio, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

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TAXES

Shares of the Portfolio may be offered to Separate Accounts of insurance companies as investment options under Variable Contracts.  Shares may also be offered to Qualified Plans outside the Variable Contract and to DSL and its affiliates in connection with the creation or management of the Portfolio.  Shares will generally not be offered to other investors.

The Portfolio intends to qualify annually, to be taxed as a regulated investment company (“RIC”) under provisions of Subchapter M of the Code.  To qualify for that treatment, the Portfolio must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain, and net gains from certain foreign currency transactions) (“Distribution Requirement”) and must meet several additional requirements.  These requirements include the following: (1) the Portfolio must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, net income derived from an interest in a publicly held partnership or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies (“Income Requirement”); (2) at the close of each quarter of the Portfolio’s taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities that, with respect to any one issuer, do not exceed 5% of the value of the Portfolio’s total assets and that do not represent more than 10% of the outstanding voting securities of the issuer; and (3) at the close of each quarter of the Portfolio’s taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer, of two or more issuers which the Portfolio controls and which are determined to be engaged in the same or similar trades or business or related trades or business or of one or more qualified publicly held partnerships.  If the Portfolio qualifies as a regulated investment company and distributes to its shareholders substantially all of its net income and net capital gains, then the Portfolio should have little or no income taxable to it under the Code.

The Portfolio must comply with the diversification requirements imposed by section 817(h) of the Code and the regulations thereunder.  These requirements, which are in addition to the diversification requirements mentioned above, place certain limitations on the proportion of the Portfolio’s assets that may be represented by any single investment (which includes all securities of the same issuer).  Because Section 817(h) and the underlying regulations treat the assets of the Portfolio as assets of the related separate account, these regulations are imposed on the assets of the Portfolio.  Specifically, the regulations provide that, after a one year start-up period or except as permitted by the “safe harbor” described below, as of the end of each calendar quarter or within thirty (30) days thereafter no more than 55% of the total assets of the Portfolio may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments.  For this purpose, all securities of the same issuer are considered a single investment, and each U.S. government agency and instrumentality is considered a separate issuer.  Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M of the Code are satisfied and no more than 55% of the value of the account’s total assets is attributable to cash and cash items (including receivables), U.S. government securities and securities of other RICs.  Failure of the Portfolio either to qualify as a RIC or to satisfy the Section 817(h) requirements would generally cause the variable contracts to lose their favorable tax status and require a contract holder to include in ordinary income any income accrued under the contracts for the current and all prior taxable years.  Under certain circumstances described in the applicable U.S. Treasury regulations, inadvertent failure to satisfy the applicable diversification requirements may be corrected, but such a correction would require a payment to the Internal Revenue Service (“IRS”) based on the tax contract holders would have incurred if they were treated as receiving the income on the contract for the period during which the diversification requirements were not satisfied.  Any such failure may also result in adverse tax consequences for the insurance company issuing the contracts.  Failure by the Portfolio to qualify as a RIC would also subject it to federal and state income taxation on all of its taxable income and gain, whether or not distributed to shareholders.

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For purposes of these alternative diversification tests, a segregated asset account investing in shares of a RIC will be entitled to “look through” the RIC to its pro rata portion of the RIC’s assets, provided that the shares of such RIC are generally held only by segregated asset accounts of insurance companies and certain fund managers in connection with the creation or management of the Portfolio (a “Closed Fund”).

If the segregated asset account upon which a Variable Contract is based is not “adequately diversified” under the foregoing rules for each calendar quarter, then: (a) the Variable Contract is not treated as a life insurance contract or annuity contract under the Code for all subsequent periods during which such account is not “adequately diversified”; and (b) the holders of such contract must include as ordinary income, “the income on the contract” for each taxable year.  Further, the income on a life insurance contract for all prior taxable years is treated as received or accrued during the taxable year of the policyholder in which the contract ceases to meet the definition of a “life insurance contract” under the Code.  The “income on the contract” is, generally the excess of: (i) the sum of the increase in the net surrender value of the contract during the taxable year and the cost of the life insurance protection provided under the contract during the year; over (ii) the premiums paid under the contract during the taxable year.  In addition, if the Portfolio does not constitute a Closed Fund, the holders of the contracts and annuities which invest in the Portfolio through a segregated asset account may be treated as owners of Portfolio shares and may be subject to tax on distributions made by the Portfolio.

For a VLI Contract or a VA Contract to qualify for tax deferral, assets in the Separate Accounts supporting the contract must be considered to be owned by the insurance company and not by the contract owner.  Under current U.S. tax law, if a contract owner has excessive control over the investments made by a Separate Account, or the Underlying Fund, the contract owner will be taxed currently on income and gains from the account or fund.  In other words, in such a case of “investor control” the contract owner would not derive the tax benefits normally associated with variable life insurance or variable annuities.

Generally, according to the IRS, there are two ways that impermissible investor control may exist.  The first relates to the design of the contract or the relationship between the contract and a separate account or underlying fund.  For example, at various times, the IRS has focused on, among other factors, the number and type of investment choices available pursuant to a given Variable Contract, whether the contract offers access to funds that are available to the general public, the number of transfers that a contract owner may make from one investment option to another, and the degree to which a contract owner may select or control particular investments.

With respect to this first aspect of investor control, we believe that the design of our contracts and the relationship between our contracts and the Portfolio satisfies the current view of the IRS on this subject, such that the investor control doctrine should not apply.  However, because of some uncertainty with respect to this subject and because the IRS may issue further guidance on this subject, we reserve the right to make such changes as we deem necessary or appropriate to reduce the risk that your contract might not qualify as a life insurance contract or as an annuity for tax purposes.

The second way that impermissible investor control might exist concerns your actions.  Under the IRS pronouncements, you may not select or control particular investments, other than choosing among broad investment choices such as selecting a particular Portfolio.  You may not select or direct the purchase or sale of a particular investment of the Portfolio.  All investment decisions concerning the Portfolio must be made by the portfolio manager for such Portfolio in his or her sole and absolute discretion, and not by the contract owner.  Furthermore, under the IRS pronouncements, you may not communicate directly or indirectly with such a portfolio manager or any related investment officers concerning the selection, quality, or rate of return of any specific investment or group of investments held by the Portfolio.

Finally, the IRS may issue additional guidance on the investor control doctrine, which might further restrict your actions or features of the Variable Contract.  Such guidance could be applied retroactively.  If any of the rules outlined above are not complied with, the IRS may seek to tax you currently on income and gains from

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the Portfolio such that you would not derive the tax benefits normally associated with Veterans Administration Contracts.  Although highly unlikely, such an event may have an adverse impact on the fund and other Variable Contracts.

You should review your Variable Contract’s Prospectus and SAI and you should consult your own tax advisor as to the possible application of the “investor control” doctrine to you.

If the Portfolio fails to qualify to be taxed as a RIC, the Portfolio will be subject to federal, and possibly state, and corporate taxes on its taxable income and gains (without any deduction for its distributions to its shareholders) and distributions to its shareholders will constitute ordinary income to the extent of such Portfolio’s available earnings and profits. Owners of Variable Contracts which have invested in the Portfolio might be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral.  In addition, if the Portfolio failed to comply with the diversification requirements of section 817(h) of the Code and the regulations thereunder, owners of Variable Contracts which have invested in the Portfolio could be taxed on the investment earnings under their contracts and thereby lose the benefit of tax deferral.  For additional information concerning the consequences of failure to meet the requirements of section 817(h), see the prospectuses for the Variable Contracts.

Generally, a RIC must distribute substantially all of its ordinary income and capital gains in accordance with a calendar year distribution requirement in order to avoid a nondeductible 4% excise tax.  However, the excise tax does not apply when the Portfolio’s only shareholders are segregated asset accounts of life insurance companies held in connection with Variable Contracts and by certain qualified pension plans.  To avoid the excise tax, each Portfolio that does not qualify for this exemption intends to make its distributions in accordance with the calendar year distribution requirement.

The use of hedging strategies by the Underlying Funds, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the character and timing of recognition of the income received in connection therewith by the Portfolio. Income from the disposition of foreign currencies (except certain gains therefrom that may be excluded by future regulations); and income from transactions in options, futures, and forward contracts derived by the Portfolio with respect to its business of investing in securities or foreign currencies, are expected to qualify as permissible income under the Income Requirement.

Foreign Investments — Underlying Funds investing in foreign securities or currencies may be required to pay withholding, income or other taxes to foreign governments or U.S. possessions.  Foreign tax withholding from dividends and interest, if any, is generally at a rate between 10% and 35%.  The investment yield of any Portfolio that invests in Underlying Funds that invest in foreign securities or currencies is reduced by these foreign taxes.  Owners of Variable Contracts investing in the Portfolio bear the cost of any foreign taxes but will not be able to claim a foreign tax credit or deduction for these foreign taxes.  Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and foreign countries generally do not impose taxes on capital gains in respect of investments by foreign investors.

Certain Underlying Funds may invest in securities of PFICs.  A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive; or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income.  An Underlying Fund investing in securities of PFICs may be subject to U.S. federal income taxes and interest charges, which would reduce the investment yield of an Underlying Fund making such investments.  Owners of Variable Contracts investing in the Portfolio when the Portfolio invests in such an Underlying Fund would indirectly bear the cost of these taxes and interest charges. In certain cases, an Underlying Fund that invests in PFICs may be eligible to make certain elections with respect to securities of PFICs which could reduce taxes and interest charges payable by the Underlying Fund.  However, no assurance can be given that such elections can or will be made.

Real Estate Investment Trusts - Certain Underlying Funds may invest in REITs that hold residual interests in

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REMICs.  Under U.S. Treasury regulations that have not yet been issued, but when issued may apply retroactively, a portion of the Portfolio’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events.  These regulations are also expected to provide that excess inclusion income of a RIC, such as the Portfolio and the Underlying Funds, will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly.  In general, excess inclusion income allocated to shareholders: (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions); (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return and pay tax on such income; and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax.  In addition, if at any time during any taxable year a ‘disqualified organization’ (as defined in the Code) is a record holder of a share in a RIC, then the RIC will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest U.S. federal income tax rate imposed on corporations.

The foregoing is only a general summary of some of the important federal income tax considerations generally affecting the Portfolio and its shareholders.  No attempt is made to present a complete explanation of the federal tax treatment of each Portfolio’s activities, and this discussion and the discussion in the prospectus and/or statements of additional information for the Variable Contracts are not intended as a substitute for careful tax planning.  Accordingly, potential investors are urged to consult their own tax advisors for more detailed information and for information regarding any state, local, or foreign taxes applicable to the Variable Contracts and the holders thereof.

OTHER INFORMATION

Capitalization

The Trust is a Massachusetts business trust established under an Agreement and Declaration of Trust dated August 3, 1988, as an open-end management investment company and currently consists of 62 different investment portfolios.  The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with a par value of $0.001 each. The Board may establish additional portfolios (with different investment objectives and fundamental policies) or classes at any time in the future. Establishment and offering of additional portfolios will not alter the rights of the Trust’s shareholders. When issued in accordance with the terms of the Agreement and Declaration of Trust, shares are fully paid, redeemable, freely transferable, and non-assessable by the Trust.  Shares do not have preemptive rights, conversion rights, or subscription rights.  In liquidation of a portfolio of the Trust, each shareholder is entitled to receive his or her pro rata share of the net assets of that portfolio.  The Portfolio discussed in this SAI is diversified.

Voting Rights

Shareholders of the Portfolio are given certain voting rights. Each share of the Portfolio will be given one vote, unless a different allocation of voting rights is required under applicable law for a mutual fund that is an investment medium for variable insurance products.

Massachusetts business trust law does not require the Trust to hold annual shareholder meetings, although special meetings may be called for the Portfolio, or for the Trust as a whole, for purposes such as electing or removing Trustees, changing fundamental policies, or approving a contract for investment advisory services. The Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust.  In addition, the Agreement and Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares or other voting interests of the Trust may remove a person serving as Trustee either by declaration in

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writing or at a meeting called for such purpose.  The Trust’s shares do not have cumulative voting rights.  The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee, if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust.  The Trust is required to assist in shareholders’ communications.

Purchase of Shares

Shares of the Portfolio may be offered for purchase by Separate Accounts of insurance companies to serve as an investment medium for the Variable Contracts issued by the insurance companies and to certain qualified pension and retirement plans, as permitted under the federal tax rules relating to the Portfolio serving as an investment medium for Variable Contracts.  Shares of the Portfolio are sold to insurance company Separate Accounts funding both VA Contracts and VLI Contracts and may be sold to insurance company Separate Accounts that are not affiliated.  The Trust currently does not foresee any disadvantages to Variable Contract owners or other investors arising from offering the Trust’s shares to Separate Accounts of unaffiliated insurers, Separate Accounts funding both life insurance polices and annuity contracts in certain qualified pension and retirement plans; however, due to differences in tax treatment or other considerations, it is theoretically possible that the interests of owners of various contracts or pension and retirement plans participating in the Trust might at sometime be in conflict.  However, the Board and insurance companies whose Separate Accounts invest in the Trust are required to monitor events in order to identify any material conflicts between VA Contract owners and VLI Contract owners, between Separate Accounts of unaffiliated insurers, and between various contract owners or pension and retirement plans.  The Board will determine what action, if any, should be taken in the event of such a conflict.  If such a conflict were to occur, one or more insurance company Separate Accounts might withdraw their investment in the Trust.  This might force the Trust to sell securities at disadvantageous prices.

If you invest in the Portfolio through a financial intermediary, you may be charged a commission or transaction fee by the financial intermediary for the purchase and sale of the Portfolio’s shares.

Shares of the Portfolio are sold at their respective NAVs (without a sales charge) next computed after receipt of a purchase order by an insurance company whose Separate Account invests in the Trust.

Redemption of Shares

Shares of the Portfolio may be redeemed on any business day. Redemptions are effected at the per share NAV next determined after receipt of the redemption request by an insurance company whose separate account invests in a Portfolio.  Redemption proceeds normally will be paid within seven days following receipt of instructions in proper form.  The right of redemption may be suspended by the Trust or the payment date postponed beyond seven days when the NYSE is closed (other than customary weekend and holiday closings) or for any period during which trading thereon is restricted because an emergency exists, as determined by the SEC, making disposal of portfolio securities or valuation of net assets not reasonably practicable, and whenever the SEC has by order permitted such suspension or postponement for the protection of shareholders.  If the Board should determine that it would be detrimental to the best interests of the remaining shareholders of the Portfolio to make payment wholly or partly in cash, the Portfolio may pay the redemption price in whole or in part by a distribution in kind of securities from the portfolio of the Portfolio, in lieu of cash, in conformity with applicable rules of the SEC.  If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash.

If you invest in the Portfolio through a financial intermediary, you may be charged a commission or transaction fee by the financial intermediary for the purchase and sale of the Portfolio’s shares.

Exchanges

Shares of the same class of any one portfolio of the Trust may be exchanged for shares of the same class of any

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of the other investment portfolios of the Trust.  Exchanges are treated as a redemption of shares of one portfolio of the Trust and a purchase of shares of one or more of the other portfolios of the Trust and are effected at the respective NAVs per share of each portfolio on the date of the exchange.  The Trust reserves the right to modify or discontinue its exchange privilege at any time without notice. Variable Contract owners do not deal directly with the Trust with respect to the purchase, redemption, or exchange of shares of the Portfolio, and should refer to the Prospectuses for the applicable variable contract for information on allocation of premiums and on transfers of contract value among divisions of the pertinent insurance company separate account that invest in the Portfolio.

The Trust reserves the right to discontinue offering shares of the Portfolio at any time.  In the event that the Portfolio ceases offering its shares, any investments allocated by an insurance company to such portfolio will be invested in the ING Liquid Assets Portfolio of the Trust or any successor to such portfolio.

Custodian

The Bank of New York Mellon, One Wall Street, New York, NY, 10286, serves as Custodian of the Trust’s securities and cash and is responsible for safekeeping the Trust’s assets and portfolio accounting services for the Portfolio.

Transfer Agent

PNC Global Investment Servicing (U.S.) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809 serves as the Transfer Agent and dividend-paying agent for the Portfolio.

Independent Registered Public Accounting Firm

KPMG LLP, 99 High Street, Boston, MA 02110, serves as the independent registered public accounting firm to the Portfolio.  KPMG LLP provides audit and tax services, assistance and consultation in connection with the SEC filings.

Legal Counsel

Legal matters for the Trust are passed upon by Dechert LLP, 1775 I Street, N.W., Washington, D.C. 20006.

Registration Statement

This SAI and the accompanying Prospectuses do not contain all the information included in the Trust’s Registration Statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectuses.  Certain portions of the Registration Statement have been omitted pursuant to the rules and regulations of the SEC.

The Registration Statement, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C.

Statements contained herein and in the Prospectuses as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

Financial Statements

Financial statements for the Portfolio for the fiscal year ended December 31, 2008 are included in the Portfolio’s annual and un-audited semi-annual shareholder reports and are incorporated by reference in this

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SAI and may be obtained without charge by contacing the Trust at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258, (800) 366-0066.

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APPENDIX A:  DESCRIPTION OF BOND RATINGS

Excerpts from Moody’s Investors Service, Inc.’s (“Moody’s”) description of its bond ratings:

Aaa - judged to be the best quality; they carry the smallest degree of investment risk.  Aa - judged to be of high quality by all standards; together with the Aaa group, they comprise what are generally known as high grade bonds. A - possess many favorable investment attributes and are to be considered as “upper medium grade obligations.” Baa - considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured; interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Ba - judged to have speculative elements; their future cannot be considered as well assured.  B - generally lack characteristics of the desirable investment.  Caa - are of poor standing; such issues may be in default or there may be present elements of danger with respect to principal or interest.  Ca - speculative in a high degree; often in default.  C - lowest rate class of bonds; regarded as having extremely poor prospects.

Moody’s also applies numerical indicators 1, 2, and 3 to rating categories.  The modifier 1 indicates that the security is in the higher end of its rating category; 2 indicates a mid-range ranking; and 3 indicates a ranking toward the lower end of the category.

Excerpts from Standard & Poor’s Ratings Services (“S&P”) description of its bond ratings:

AAA - highest grade obligations; capacity to pay interest and repay principal is extremely strong. AA - also qualify as high grade obligations; a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.  A - regarded as upper medium grade; they have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.  BBB - regarded as having an adequate capacity to pay interest and repay principal; whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity than in higher rated categories - this group is the lowest which qualifies for commercial bank investment.  BB, B, CCC, CC, C- predominately speculative with respect to capacity to pay interest and repay principal in accordance with terms of the obligation: BB indicates the lowest degree of speculation and C the highest.

S&P applies indicators “+”, no character, and “-” to its rating categories.  The indicators show relative standing within the major rating categories.

DESCRIPTION OF MOODY’S RATINGS OF NOTES AND VARIABLE RATE DEMAND INSTRUMENTS:

Moody’s ratings for municipal short-term obligations will be designated Moody’s Investment Grade or MIG.  Such ratings recognize the differences between short-term credit and long-term risk.  Short-term ratings on issues with demand features (variable rate demand obligations) are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payments relying on external liquidity.

MIG 1/VMIG 1: This designation denotes superior credit quality.  Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2: This denotes strong credit quality.  Margins of protection are ample, although not as large as in the preceding group.

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DESCRIPTION OF MOODY’S TAX-EXEMPT COMMERCIAL PAPER RATINGS:

Moody’s commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations which have an original maturity not exceeding nine months.  Moody’s makes no representation that such obligations are exempt from registration under the 1933 Act, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law.  The following designations, all judged to be investment grade, indicate the relative repayment ability of rated issuers of securities in which the Trust may invest:

PRIME-1: Issuers rates Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term promissory obligations.

PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.

DESCRIPTION OF S&P’S RATINGS FOR MUNICIPAL BONDS:

INVESTMENT-GRADE

AAA: Debt rated “AAA” has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated “AA” has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

A: Debt rated “A” has strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated “BBB” is regarded as having an adequate capacity to pay interest and repay principal.  Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

BB, B, CCC, CC: Debt rated in these categories is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal.  While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CI: The “CI” rating is reserved for income bonds on which no interest is being paid.

D: Debt rated “D” is in default, and repayment of interest and/or repayment of principal is in arrears.

PLUS (+) OR MINUS (-): The ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

DESCRIPTION OF S&P’S RATINGS FOR INVESTMENT-GRADE MUNICIPAL NOTES AND SHORT-TERM DEMAND OBLIGATIONS:

SP-1: Issues carrying this designation have a very strong or strong capacity to pay principal and interest.  Those issued determined to possess overwhelming safety characteristics will be given a plus (+) designation.

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SP-2: Issues carrying this designation have a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

DESCRIPTION OF S&P’S RATINGS FOR DEMAND OBLIGATIONS AND TAX-EXEMPT COMMERCIAL PAPER:

An S&P commercial paper rating is a current assessment of the likelihood of timely repayment of debt having an original maturity of no more than 365 days.  The two rating categories for securities in which the Trust may invest are as follows:

A-1: This highest category indicates that the degree of safety regarding timely payment is strong.  Those issues determined to possess extremely strong safety characteristics will be denoted with a plus (+) designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory.  However, the relative degree of safety is not as high as for issues designated “A-1.”

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APPENDIX B - PROXY VOTING PROCEDURES AND GUIDELINES

ING FUNDS

PROXY VOTING PROCEDURES AND GUIDELINES

Effective Date:  July 10, 2003

Revision Date:  March 27, 2009

I.              INTRODUCTION

The following are the Proxy Voting Procedures and Guidelines (the “Procedures and Guidelines”) of the ING Funds set forth on Exhibit 1 attached hereto and each portfolio or series thereof, except for any “Sub-Adviser-Voted Series” identified on Exhibit 1 and further described in Section III below (each non-Sub-Adviser-Voted Series hereinafter referred to as a “Fund” and collectively, the “Funds”).  The purpose of these Procedures and Guidelines is to set forth the process by which each Fund subject to these Procedures and Guidelines will vote proxies related to the equity assets in its investment portfolio (the “portfolio securities”).  The Procedures and Guidelines have been approved by the Funds’ Boards of Trustees/Directors(1) (each a “Board” and collectively, the “Boards”), including a majority of the independent Trustees/Directors(2) of the Board.  These Procedures and Guidelines may be amended only by the Board.  The Board shall review these Procedures and Guidelines at its discretion, and make any revisions thereto as deemed appropriate by the Board.

II.                                     COMPLIANCE COMMITTEE

The Boards hereby delegate to the Compliance Committee of each Board (each a “Committee” and collectively, the “Committees”) the authority and responsibility to oversee the implementation of these Procedures and Guidelines, and where applicable, to make determinations on behalf of the Board with respect to the voting of proxies on behalf of each Fund.  Furthermore, the Boards hereby delegate to each Committee the authority to review and approve material changes to proxy voting procedures of any Fund’s investment adviser (the “Adviser”).  The Proxy Voting Procedures of the Adviser (the “Adviser Procedures”) are attached hereto as Exhibit 2.  Any determination regarding the voting of proxies of each Fund that is made by a Committee, or any member thereof, as permitted herein, shall be deemed to be a good faith determination regarding the voting of proxies by the full Board.  Each Committee

(1)

Reference in these Procedures to one or more Funds shall, as applicable, mean those Funds that are under the jurisdiction of the particular Board or Compliance Committee at issue.  No provision in these Procedures is intended to impose any duty upon the particular Board or Compliance Committee with respect to any other Fund.

(2)	The independent Trustees/Directors are those Board members who are not “interested persons” of the Funds within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

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may rely on the Adviser through the Agent, Proxy Coordinator and/or Proxy Group (as such terms are defined for purposes of the Adviser Procedures) to deal in the first instance with the application of these Procedures and Guidelines.  Each Committee shall conduct itself in accordance with its charter.

III.                                 DELEGATION OF VOTING AUTHORITY

Except as otherwise provided for herein, the Board hereby delegates to the Adviser to each Fund the authority and responsibility to vote all proxies with respect to all portfolio securities of the Fund in accordance with then current proxy voting procedures and guidelines that have been approved by the Board.  The Board may revoke such delegation with respect to any proxy or proposal, and assume the responsibility of voting any Fund proxy or proxies as it deems appropriate.  Non-material amendments to the Procedures and Guidelines may be approved for immediate implementation by the President or Chief Financial Officer of a Fund, subject to ratification at the next regularly scheduled meeting of the Compliance Committee.

A Board may elect to delegate the voting of proxies to the Sub-Adviser of a portfolio or series of the ING Funds.  In so doing, the Board shall also approve the Sub-Adviser’s proxy policies for implementation on behalf of such portfolio or series (a “Sub-Adviser-Voted Series”).  Sub-Adviser-Voted Series shall not be covered under these Procedures and Guidelines but rather shall be covered by such Sub-Adviser’s proxy policies, provided that the Board, including a majority of the independent Trustees/Directors(1), has approved them on behalf of such Sub-Adviser-Voted Series.

When a Fund participates in the lending of its securities and the securities are on loan at record date, proxies related to such securities will not be forwarded to the Adviser by the Fund’s custodian and therefore will not be voted.  However, the Adviser shall use best efforts to recall or restrict specific securities from loan for the purpose of facilitating a “material” vote as described in the Adviser Procedures.

Funds that are “funds-of-funds” will “echo” vote their interests in underlying mutual funds, which may include ING Funds (or portfolios or series thereof) other than those set forth on Exhibit 1 attached hereto.  This means that, if the fund-of-funds must vote on a proposal with respect to an underlying investment company, the fund-of-funds will vote its interest in that underlying fund in the same proportion all other shareholders in the investment company voted their interests.

A fund that is a “feeder” fund in a master-feeder structure does not echo vote.  Rather, it passes votes requested by the underlying master fund to its shareholders.  This means that, if the feeder fund is solicited by the master fund, it will request instructions from its own shareholders, either directly or, in the case of an insurance-dedicated Fund, through an insurance product or retirement plan, as to the manner in which to vote its interest in an underlying master fund.

(1)	The independent Trustees/Directors are those Board members who are not “interested persons” of the Funds within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

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When a Fund is a feeder in a master-feeder structure, proxies for the portfolio securities owned by the master fund will be voted pursuant to the master fund’s proxy voting policies and procedures.  As such, and except as otherwise noted herein with respect to vote reporting requirements, feeder Funds shall not be subject to these Procedures and Guidelines.

IV.                                APPROVAL AND REVIEW OF PROCEDURES

Each Fund’s Adviser has adopted proxy voting procedures in connection with the voting of portfolio securities for the Funds as attached hereto in Exhibit 2.  The Board hereby approves such procedures.  All material changes to the Adviser Procedures must be approved by the Board or the Compliance Committee prior to implementation; however, the President or Chief Financial Officer of a Fund may make such non-material changes as they deem appropriate, subject to ratification by the Board or the Compliance Committee at its next regularly scheduled meeting.

V.                                    VOTING PROCEDURES AND GUIDELINES

The Guidelines that are set forth in Exhibit 3 hereto specify the manner in which the Funds generally will vote with respect to the proposals discussed therein.

Unless otherwise noted, the defined terms used hereafter shall have the same meaning as defined in the Adviser Procedures

A.                                   Routine Matters

The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear “For,” “Against,” “Withhold” or “Abstain” on a proposal.  However, the Agent shall be directed to refer any proxy proposal to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear, it appears to involve unusual or controversial issues, or an Investment Professional (as such term is defined for purposes of the Adviser Procedures) recommends a vote contrary to the Guidelines.

B.            Matters Requiring Case-by-Case Consideration

The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted “case-by-case” consideration.

Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

Except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation, the Proxy Coordinator will forward the Agent’s analysis and recommendation and/or any

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research obtained from the Investment Professional(s), the Agent or any other source to the Proxy Group.  The Proxy Group may consult with the Agent and/or Investment Professional(s), as it deems necessary.

The Proxy Coordinator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration.  In the event quorum requirements cannot be timely met in connection with a voting deadline, it shall be the policy of the Funds to vote in accordance with the Agent’s recommendation, unless the Agent’s recommendation is deemed to be conflicted as provided for under the Adviser Procedures, in which case no action shall be taken on such matter (i.e., a “Non-Vote”).

1.               Within-Guidelines Votes:  Votes in Accordance with a Fund’s Guidelines and/or, where applicable, Agent Recommendation

In the event the Proxy Group, and where applicable, any Investment Professional participating in the voting process, recommend a vote Within Guidelines, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in this manner.  Except as provided for herein, no Conflicts Report (as such term is defined for purposes of the Adviser Procedures) is required in connection with Within-Guidelines Votes.

2.     Non-Votes:  Votes in Which No Action is Taken

The Proxy Group may recommend that a Fund refrain from voting under circumstances including, but not limited to, the following:  (1) if the economic effect on shareholders’ interests or the value of the portfolio holding is indeterminable or insignificant, e.g., proxies in connection with fractional shares, securities no longer held in the portfolio of an ING Fund or proxies being considered on behalf of a Fund that is no longer in existence; or (2) if the cost of voting a proxy outweighs the benefits, e.g., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security.  In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy.  The Proxy Group may provide the Proxy Coordinator with standing instructions on parameters that would dictate a Non-Vote without the Proxy Group’s review of a specific proxy.  It is noted a Non-Vote determination would generally not be made in connection with voting rights received pursuant to class action participation; while a Fund may no longer hold the security, a continuing economic effect on shareholders’ interests is likely.

Reasonable efforts shall be made to secure and vote all other proxies for the Funds, but, particularly in markets in which shareholders’ rights are limited, Non-Votes may also occur in connection with a Fund’s related inability to timely access ballots or other proxy information in connection with its portfolio securities.

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Non-Votes may also result in certain cases in which the Agent’s recommendation has been deemed to be conflicted, as described in V.B. above and V.B.4. below.

3.               Out-of-Guidelines Votes:  Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent’s Recommendation is Conflicted

If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter requiring case-by-case consideration and the Procedures and Guidelines are silent, or the Agent’s recommendation on a matter requiring case-by-case consideration is deemed to be conflicted as provided for under the Adviser Procedures, the Proxy Coordinator will then request that all members of the Proxy Group, including any members not in attendance at the meeting at which the relevant proxy is being considered, and each Investment Professional participating in the voting process complete a Conflicts Report (as such term is defined for purposes of the Adviser Procedures).  As provided for in the Adviser Procedures, the Proxy Coordinator shall be responsible for identifying to Counsel potential conflicts of interest with respect to the Agent.

If Counsel determines that a conflict of interest appears to exist with respect to the Agent, any member of the Proxy Group or the participating Investment Professional(s), the Proxy Coordinator will then contact the Compliance Committee(s) and forward to such Committee(s) all information relevant to their review, including the following materials or a summary thereof:  the applicable Procedures and Guidelines, the recommendation of the Agent, where applicable, the recommendation of the Investment Professional(s), where applicable, any resources used by the Proxy Group in arriving at its recommendation, the Conflicts Report and any other written materials establishing whether a conflict of interest exists, and findings of Counsel (as such term is defined for purposes of the Adviser Procedures).  Upon Counsel’s finding that a conflict of interest exists with respect to one or more members of the Proxy Group or the Advisers generally, the remaining members of the Proxy Group shall not be required to complete a Conflicts Report in connection with the proxy.

If Counsel determines that there does not appear to be a conflict of interest with respect to the Agent, any member of the Proxy Group or the participating Investment Professional(s), the Proxy Coordinator will instruct the Agent to vote the proxy as recommended by the Proxy Group.

4.     Referrals to a Fund’s Compliance Committee

A Fund’s Compliance Committee may consider all recommendations, analysis, research and Conflicts Reports provided to it by the Agent, Proxy Group and/or Investment Professional(s), and any other written materials used to establish

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whether a conflict of interest exists, in determining how to vote the proxies referred to the Committee.  The Committee will instruct the Agent through the Proxy Coordinator how to vote such referred proposals.

The Proxy Coordinator shall use best efforts to timely refer matters to a Fund’s Committee for its consideration.  In the event any such matter cannot be timely referred to or considered by the Committee, it shall be the policy of the Funds to vote in accordance with the Agent’s recommendation, unless the Agent’s recommendation is conflicted on a matter requiring case-by-case consideration, in which case no action shall be taken on such matter (i.e., a “Non-Vote”).

The Proxy Coordinator will maintain a record of all proxy questions that have been referred to a Fund’s Committee, all applicable recommendations, analysis, research and Conflicts Reports.

VI.                                CONFLICTS OF INTEREST

In all cases in which a vote has not been clearly determined in advance by the Procedures and Guidelines or for which the Proxy Group recommends an Out-of-Guidelines Vote, and Counsel has determined that a conflict of interest appears to exist with respect to the Agent, any member of the Proxy Group, or any Investment Professional participating in the voting process, the proposal shall be referred to the Fund’s Committee for determination so that the Adviser shall have no opportunity to vote a Fund’s proxy in a situation in which it or the Agent may be deemed to have a conflict of interest.  In the event a member of a Fund’s Committee believes he/she has a conflict of interest that would preclude him/her from making a voting determination in the best interests of the beneficial owners of the applicable Fund, such Committee member shall so advise the Proxy Coordinator and recuse himself/herself with respect to determinations regarding the relevant proxy.

VII.                            REPORTING AND RECORD RETENTION

Annually in August, each Fund will post its proxy voting record or a link thereto, for the prior one-year period ending on June 30th on the ING Funds website.  No proxy voting record will be posted on the ING Funds website for any Fund that is a feeder in a master/feeder structure; however, a cross-reference to that of the master fund’s proxy voting record as filed in the SEC’s EDGAR database will be posted on the ING Funds website.  The proxy voting record for each Fund will also be available in the EDGAR database on the SEC’s website.

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EXHIBIT 1

to the

ING Funds

Proxy Voting Procedures

ING ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

ING EQUITY TRUST

ING FUNDS TRUST

ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

ING INFRASTRUCTURE DEVELOPMENT EQUITY FUND

ING INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

ING INVESTMENT FUNDS, INC.

ING INVESTORS TRUST(1)

ING MAYFLOWER TRUST

ING MUTUAL FUNDS

ING PARTNERS, INC.

ING PRIME RATE TRUST

ING RISK MANAGED NATURAL RESOURCES FUND

ING SENIOR INCOME FUND

ING SEPARATE PORTFOLIOS TRUST

ING VARIABLE INSURANCE TRUST

ING VARIABLE PRODUCTS TRUST

(1)	Sub-Adviser-Voted Series: ING Franklin Mutual Shares Portfolio

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EXHIBIT 2

to the

ING Funds

Proxy Voting Procedures

ING INVESTMENTS, LLC,

ING INVESTMENT MANAGEMENT CO.

AND

DIRECTED SERVICES LLC

PROXY VOTING PROCEDURES

I.              INTRODUCTION

ING Investments, LLC, ING Investment Management Co. and Directed Services LLC (each an “Adviser” and collectively, the “Advisers”) are the investment advisers for the registered investment companies and each series or portfolio thereof (each a “Fund” and collectively, the “Funds”) comprising the ING family of funds.  As such, the Advisers have been delegated the authority to vote proxies with respect to securities for certain Funds over which they have day-to-day portfolio management responsibility.

The Advisers will abide by the proxy voting guidelines adopted by a Fund’s respective Board of Directors or Trustees (each a “Board” and collectively, the “Boards”) with regard to the voting of proxies unless otherwise provided in the proxy voting procedures adopted by a Fund’s Board.

In voting proxies, the Advisers are guided by general fiduciary principles.  Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages.  The Advisers will not subordinate the interest of beneficial owners to unrelated objectives.  Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

The following are the Proxy Voting Procedures of ING Investments, LLC, ING Investment Management Co. and Directed Services LLC (the “Adviser Procedures”) with respect to the voting of proxies on behalf of their client Funds as approved by the respective Board of each Fund.

Unless otherwise noted, best efforts shall be used to vote proxies in all instances.

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II.            ROLES AND RESPONSIBILITIES

A.            Proxy Coordinator

The Proxy Coordinator identified in Appendix 1 will assist in the coordination of the voting of each Fund’s proxies in accordance with the ING Funds Proxy Voting Procedures and Guidelines (the “Procedures” or “Guidelines” and collectively the “Procedures and Guidelines”).  The Proxy Coordinator is authorized to direct the Agent to vote a Fund’s proxy in accordance with the Procedures and Guidelines unless the Proxy Coordinator receives a recommendation from an Investment Professional (as described below) to vote contrary to the Procedures and Guidelines.  In such event, and in connection with proxy proposals requiring case-by-case consideration (except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation), the Proxy Coordinator will call a meeting of the Proxy Group (as described below).

Responsibilities assigned herein to the Proxy Coordinator, or activities in support thereof, may be performed by such members of the Proxy Group or employees of the Advisers’ affiliates as are deemed appropriate by the Proxy Group.

Unless specified otherwise, information provided to the Proxy Coordinator in connection with duties of the parties described herein shall be deemed delivered to the Advisers.

B.            Agent

An independent proxy voting service (the “Agent”), as approved by the Board of each Fund, shall be engaged to assist in the voting of Fund proxies for publicly traded securities through the provision of vote analysis, implementation, recordkeeping and disclosure services.  The Agent is ISS Governance Services, a unit of RiskMetrics Group, Inc.  The Agent is responsible for coordinating with the Funds’ custodians to ensure that all proxy materials received by the custodians relating to the portfolio securities are processed in a timely fashion.  To the extent applicable, the Agent is required to vote and/or refer all proxies in accordance with these Adviser Procedures.  The Agent will retain a record of all proxy votes handled by the Agent.  Such record must reflect all the information required to be disclosed in a Fund’s Form N-PX pursuant to Rule 30b1-4 under the Investment Company Act.  In addition, the Agent is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to the Adviser upon request.

The Agent shall be instructed to vote all proxies in accordance with a Fund’s Guidelines, except as otherwise instructed through the Proxy Coordinator by the Adviser’s Proxy Group or a Fund’s Compliance Committee (“Committee”).

The Agent shall be instructed to obtain all proxies from the Funds’ custodians and to review each proxy proposal against the Guidelines.  The Agent also shall be requested to

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call the Proxy Coordinator’s attention to specific proxy proposals that although governed by the Guidelines appear to involve unusual or controversial issues.

Subject to the oversight of the Advisers, the Agent shall establish and maintain adequate internal controls and policies in connection with the provision of proxy voting services voting to the Advisers, including methods to reasonably ensure that its analysis and recommendations are not influenced by conflict of interest, and shall disclose such controls and policies to the Advisers when and as provided for herein.  Unless otherwise specified, references herein to recommendations of the Agent shall refer to those in which no conflict of interest has been identified.

C.                                     Proxy Group

The Adviser shall establish a Proxy Group (the “Group” or “Proxy Group”) which shall assist in the review of the Agent’s recommendations when a proxy voting issue is referred to the Group through the Proxy Coordinator.  The members of the Proxy Group, which may include employees of the Advisers’ affiliates, are identified in Appendix 1, as may be amended from time at the Advisers’ discretion.

A minimum of four (4) members of the Proxy Group (or three (3) if one member of the quorum is either the Fund’s Chief Investment Risk Officer or Chief Financial Officer) shall constitute a quorum for purposes of taking action at any meeting of the Group.  The vote of a simple majority of the members present and voting shall determine any matter submitted to a vote.  Tie votes shall be broken by securing the vote of members not present at the meeting; provided, however, that the Proxy Coordinator shall ensure compliance with all applicable voting and conflict of interest procedures and shall use best efforts to secure votes from all or as many absent members as may reasonably be accomplished.  The Proxy Group may meet in person or by telephone.  The Proxy Group also may take action via electronic mail in lieu of a meeting, provided that each Group member has received a copy of any relevant electronic mail transmissions circulated by each other participating Group member prior to voting and provided that the Proxy Coordinator follows the directions of a majority of a quorum (as defined above) responding via electronic mail.  For all votes taken in person or by telephone or teleconference, the vote shall be taken outside the presence of any person other than the members of the Proxy Group and such other persons whose attendance may be deemed appropriate by the Proxy Group from time to time in furtherance of its duties or the day-to-day administration of the Funds.  In its discretion, the Proxy Group may provide the Proxy Coordinator with standing instructions to perform responsibilities assigned herein to the Proxy Group, or activities in support thereof, on its behalf, provided that such instructions do not contravene any requirements of these Adviser Procedures or a Fund’s Procedures and Guidelines.

A meeting of the Proxy Group will be held whenever (1) the Proxy Coordinator receives a recommendation from an Investment Professional to vote a Fund’s proxy contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, (2) the Agent has made no recommendation with respect to a vote on a proposal, or (3) a

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matter requires case-by-case consideration, including those in which the Agent’s recommendation is deemed to be conflicted as provided for under these Adviser Procedures, provided that, if the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation and no issue of conflict must be considered, the Proxy Coordinator may implement the instructions without calling a meeting of the Proxy Group.

For each proposal referred to the Proxy Group, it will review (1) the relevant Procedures and Guidelines, (2) the recommendation of the Agent, if any, (3) the recommendation of the Investment Professional(s), if any, and (4) any other resources that any member of the Proxy Group deems appropriate to aid in a determination of a recommendation.

If the Proxy Group recommends that a Fund vote in accordance with the Procedures and Guidelines, or the recommendation of the Agent, where applicable, it shall instruct the Proxy Coordinator to so advise the Agent.

If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, or if the Agent’s recommendation on a matter requiring case-by-case consideration is deemed to be conflicted, it shall follow the procedures for such voting as established by a Fund’s Board.

The Proxy Coordinator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration.  In the event quorum requirements cannot be timely met in connection with to a voting deadline, the Proxy Coordinator shall follow the procedures for such voting as established by a Fund’s Board.

D.                                  Investment Professionals

The Funds’ Advisers, sub-advisers and/or portfolio managers (each referred to herein as an “Investment Professional” and collectively, “Investment Professionals”) may submit, or be asked to submit, a recommendation to the Proxy Group regarding the voting of proxies related to the portfolio securities over which they have day-to-day portfolio management responsibility.  The Investment Professionals may accompany their recommendation with any other research materials that they deem appropriate or with a request that the vote be deemed “material” in the context of the portfolio(s) they manage, such that lending activity on behalf of such portfolio(s) with respect to the relevant security should be reviewed by the Proxy Group and considered for recall and/or restriction.  Input from the relevant sub-advisers and/or portfolio managers shall be given primary consideration in the Proxy Group’s determination of whether a given proxy vote is to be deemed material and the associated security accordingly restricted from lending.  The determination that a vote is material in the context of a Fund’s portfolio shall not mean that such vote is considered material across all Funds voting that meeting.  In order to recall or restrict shares timely for material voting purposes, the Proxy Group shall use best efforts to consider, and when deemed appropriate, to act upon, such requests timely, and requests to review lending activity in connection with a potentially material vote may

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be initiated by any relevant Investment Professional and submitted for the Proxy Group’s consideration at any time.

III.                             VOTING PROCEDURES

A.                                   In all cases, the Adviser shall follow the voting procedures as set forth in the Procedures and Guidelines of the Fund on whose behalf the Adviser is exercising delegated authority to vote.

B.                                     Routine Matters

The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear “For,” “Against,” “Withhold” or “Abstain” on a proposal.  However, the Agent shall be directed to refer any proxy proposal to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear, it appears to involve unusual or controversial issues, or an Investment Professional recommends a vote contrary to the Guidelines.

C.                                   Matters Requiring Case-by-Case Consideration

The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted “case-by-case” consideration.

Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

Except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation, the Proxy Coordinator will forward the Agent’s analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent or any other source to the Proxy Group.  The Proxy Group may consult with the Agent and/or Investment Professional(s), as it deems necessary.

1.               Within-Guidelines Votes:  Votes in Accordance with a Fund’s Guidelines and/or, where applicable, Agent Recommendation

In the event the Proxy Group, and where applicable, any Investment Professional participating in the voting process, recommend a vote Within Guidelines, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in this manner.  Except as provided for herein, no Conflicts Report (as such term is defined herein) is required in connection with Within-Guidelines Votes.

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2.               Non-Votes:  Votes in Which No Action is Taken

The Proxy Group may recommend that a Fund refrain from voting under circumstances including, but not limited to, the following:  (1) if the economic effect on shareholders’ interests or the value of the portfolio holding is indeterminable or insignificant, e.g., proxies in connection with fractional shares, securities no longer held in the portfolio of an ING Fund or proxies being considered on behalf of a Fund that is no longer in existence; or (2) if the cost of voting a proxy outweighs the benefits, e.g., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security.  In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy.  The Proxy Group may provide the Proxy Coordinator with standing instructions on parameters that would dictate a Non-Vote without the Proxy Group’s review of a specific proxy.  It is noted a Non-Vote determination would generally not be made in connection with voting rights received pursuant to class action participation; while a Fund may no longer hold the security, a continuing economic effect on shareholders’ interests is likely.

Reasonable efforts shall be made to secure and vote all other proxies for the Funds, but, particularly in markets in which shareholders’ rights are limited, Non-Votes may also occur in connection with a Fund’s related inability to timely access ballots or other proxy information in connection with its portfolio securities.

Non-Votes may also result in certain cases in which the Agent’s recommendation has been deemed to be conflicted, as provided for in the Funds’ Procedures.

3.               Out-of-Guidelines Votes:  Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent’s Recommendation is Conflicted

If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter requiring case-by-case consideration and the Procedures and Guidelines are silent, or the Agent’s recommendation on a matter requiring case-by-case consideration is deemed to be conflicted as provided for under these Adviser Procedures, the Proxy Coordinator will then implement the procedures for handling such votes as adopted by the Fund’s Board.

4.               The Proxy Coordinator will maintain a record of all proxy questions that have been referred to a Fund’s Compliance Committee, all applicable recommendations, analysis, research and Conflicts Reports.

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IV.                               ASSESSMENT OF THE AGENT AND CONFLICTS OF INTEREST

In furtherance of the Advisers’ fiduciary duty to the Funds and their beneficial owners, the Advisers shall establish the following:

A.                                 Assessment of the Agent

The Advisers shall establish that the Agent (1) is independent from the Advisers, (2) has resources that indicate it can competently provide analysis of proxy issues and (3) can make recommendations in an impartial manner and in the best interests of the Funds and their beneficial owners.  The Advisers shall utilize, and the Agent shall comply with, such methods for establishing the foregoing as the Advisers may deem reasonably appropriate and shall do not less than annually as well as prior to engaging the services of any new proxy service.  The Agent shall also notify the Advisers in writing within fifteen (15) calendar days of any material change to information previously provided to an Adviser in connection with establishing the Agent’s independence, competence or impartiality.

Information provided in connection with assessment of the Agent shall be forwarded to a member of the mutual funds practice group of ING US Legal Services (“Counsel”) for review.  Counsel shall review such information and advise the Proxy Coordinator as to whether a material concern exists and if so, determine the most appropriate course of action to eliminate such concern.

B.                                   Conflicts of Interest

The Advisers shall establish and maintain procedures to identify and address conflicts that may arise from time to time concerning the Agent.  Upon the Advisers’ request, which shall be not less than annually, and within fifteen (15) calendar days of any material change to such information previously provided to an Adviser, the Agent shall provide the Advisers with such information as the Advisers deem reasonable and appropriate for use in determining material relationships of the Agent that may pose a conflict of interest with respect to the Agent’s proxy analysis or recommendations.  The Proxy Coordinator shall forward all such information to Counsel for review.  Counsel shall review such information and provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present.  Matters as to which a material conflict of interest is deemed to be present shall be handled as provided in the Fund’s Procedures and Guidelines.

In connection with their participation in the voting process for portfolio securities, each member of the Proxy Group, and each Investment Professional participating in the voting process, must act solely in the best interests of the beneficial owners of the applicable Fund.  The members of the Proxy Group may not subordinate the interests of the Fund’s beneficial owners to unrelated objectives, including

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taking steps to reasonably insulate the voting process from any conflict of interest that may exist in connection with the Agent’s services or utilization thereof.

For all matters for which the Proxy Group recommends an Out-of-Guidelines Vote, or for which a recommendation contrary to that of the Agent or the Guidelines has been received from an Investment Professional and is to be utilized, the Proxy Coordinator will implement the procedures for handling such votes as adopted by the Fund’s Board, including completion of such Conflicts Reports as may be required under the Fund’s Procedures.  Completed Conflicts Reports shall be provided to the Proxy Coordinator within two (2) business days.  Such Conflicts Report should describe any known conflicts of either a business or personal nature, and set forth any contacts with respect to the referral item with non-investment personnel in its organization or with outside parties (except for routine communications from proxy solicitors).  The Conflicts Report should also include written confirmation that any recommendation from an Investment Professional provided in connection with an Out-of-Guidelines Vote or under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

The Proxy Coordinator shall forward all Conflicts Reports to Counsel for review.  Counsel shall review each report and provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present.  Matters as to which a material conflict of interest is deemed to be present shall be handled as provided in the Fund’s Procedures and Guidelines.

V.                                   REPORTING AND RECORD RETENTION

The Adviser shall maintain the records required by Rule 204-2(c)(2), as may be amended from time to time, including the following: (1) A copy of each proxy statement received regarding a Fund’s portfolio securities.  Such proxy statements received from issuers are available either in the SEC’s EDGAR database or are kept by the Agent and are available upon request. (2) A record of each vote cast on behalf of a Fund. (3) A copy of any document created by the Adviser that was material to making a decision how to vote a proxy, or that memorializes the basis for that decision. (4) A copy of written requests for Fund proxy voting information and any written response thereto or to any oral request for information on how the Adviser voted proxies on behalf of a Fund.  All proxy voting materials and supporting documentation will be retained for a minimum of six (6) years.

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APPENDIX 1

to the

Advisers’ Proxy Voting Procedures

Proxy Group for registered investment company clients of ING Investments, LLC, ING Investment Management Co. and Directed Services LLC:

Name	Title or Affiliation

Stanley D. Vyner	Chief Investment Risk Officer and Executive Vice President, ING Investments, LLC

Todd Modic	Senior Vice President, ING Funds Services, LLC and ING Investments, LLC; and Chief Financial Officer of the ING Funds

Maria Anderson	Vice President of Fund Compliance, ING Funds Services, LLC

Karla J. Bos	Proxy Coordinator for the ING Funds and Assistant Vice President — Special Projects, ING Funds Services, LLC

Julius A. Drelick III, CFA	Vice President, Platform Product Management and Project Management, ING Funds Services, LLC

Harley Eisner	Vice President of Financial Analysis, ING Funds Services, LLC

Theresa K. Kelety, Esq.	Senior Counsel, ING Americas US Legal Services

Effective as of January 1, 2008

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EXHIBIT 3

to the

ING Funds
Proxy Voting Procedures

PROXY VOTING GUIDELINES OF THE ING FUNDS

I.                                        INTRODUCTION

The following is a statement of the Proxy Voting Guidelines (“Guidelines”) that have been adopted by the respective Boards of Directors or Trustees of each Fund.  Unless otherwise provided for herein, any defined term used herein shall have the meaning assigned to it in the Funds’ and Advisers’ Proxy Voting Procedures (the “Procedures”).

Proxies must be voted in the best interest of the Fund(s).  The Guidelines summarize the Funds’ positions on various issues of concern to investors, and give a general indication of how Fund portfolio securities will be voted on proposals dealing with particular issues.  The Guidelines are not exhaustive and do not include all potential voting issues.

The Advisers, in exercising their delegated authority, will abide by the Guidelines as outlined below with regard to the voting of proxies except as otherwise provided in the Procedures.  In voting proxies, the Advisers are guided by general fiduciary principles.  Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages.  The Advisers will not subordinate the interest of beneficial owners to unrelated objectives.  Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

II.                                    GUIDELINES

The following Guidelines are grouped according to the types of proposals generally presented to shareholders of U.S. issuers:  Board of Directors, Proxy Contests, Auditors, Proxy Contest Defenses, Tender Offer Defenses, Miscellaneous, Capital Structure, Executive and Director Compensation, State of Incorporation, Mergers and Corporate Restructurings, Mutual Fund Proxies, and Social and Environmental Issues.  An additional section addresses proposals most frequently found in global proxies.

General Policies

These Guidelines apply to securities of publicly traded companies and to those of privately held companies if publicly available disclosure permits such application.  All matters for which such disclosure is not available shall be considered CASE-BY-CASE.

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It shall generally be the policy of the Funds to take no action on a proxy for which no Fund holds a position or otherwise maintains an economic interest in the relevant security at the time the vote is to be cast.

In all cases receiving CASE-BY-CASE consideration, including cases not specifically provided for under these Guidelines, unless otherwise provided for under these Guidelines, it shall generally be the policy of the Funds to vote in accordance with the recommendation provided by the Funds’ Agent, ISS Governance Services, a unit of RiskMetrics Group, Inc.

Unless otherwise provided for herein, it shall generally be the policy of the Funds to vote in accordance with the Agent’s recommendation in cases in which such recommendation aligns with the recommendation of the relevant issuer’s management or management has made no recommendation.  However, this policy shall not apply to CASE-BY-CASE proposals for which a contrary recommendation from the Investment Professional for the relevant Fund has been received and is to be utilized, provided that incorporation of any such recommendation shall be subject to the conflict of interest review process required under the Procedures.

Recommendations from the Investment Professionals, while not required under the Procedures, are likely to be considered with respect to proxies for private equity securities and/or proposals related to merger transactions/corporate restructurings, proxy contests, or unusual or controversial issues.  Such input shall be given primary consideration with respect to CASE-BY-CASE proposals being considered on behalf of the relevant Fund.

Except as otherwise provided for herein, it shall generally be the policy of the Funds not to support proposals that would impose a negative impact on existing rights of the Funds to the extent that any positive impact would not be deemed sufficient to outweigh removal or diminution of such rights.

The foregoing policies may be overridden in any case as provided for in the Procedures.  Similarly, the Procedures provide that proposals whose Guidelines prescribe a firm voting position may instead be considered on a CASE-BY-CASE basis in cases in which unusual or controversial circumstances so dictate.

Interpretation and application of these Guidelines is not intended to supersede any law, regulation, binding agreement or other legal requirement to which an issuer may be or become subject.  No proposal shall be supported whose implementation would contravene such requirements.

1.                                     The Board of Directors

Voting on Director Nominees in Uncontested Elections

Unless otherwise provided for herein, the Agent’s standards with respect to determining director independence shall apply.  These standards generally provide that, to be considered completely independent, a director shall have no material connection to the company other than the board seat.

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Agreement with the Agent’s independence standards shall not dictate that a Fund’s vote shall be cast according to the Agent’s corresponding recommendation.  Votes on director nominees not subject to specific policies described herein should be made on a CASE-BY-CASE basis.

Where applicable and except as otherwise provided for herein, it shall be the policy of the Funds to lodge disagreement with an issuer’s policies or practices by withholding support from a proposal for the relevant policy or practice rather than the director nominee(s) to which the Agent assigns a correlation.  Support shall be withheld from culpable nominees as appropriate, but if they are not standing for election (e.g., the board is classified), support shall generally not be withheld from others in their stead.

If application of the policies described herein would result in withholding votes from the majority of independent outside directors sitting on a board, or removal of such directors is likely to negatively impact majority board independence, primary consideration shall be given to retention of such independent outside director nominees unless the concerns identified are of such grave nature as to merit removal of the independent directors.

Where applicable and except as otherwise provided for herein, generally DO NOT WITHHOLD support (or DO NOT VOTE AGAINST, pursuant to the applicable election standard) in connection with issues raised by the Agent if the nominee did not serve on the board or relevant committee during the majority of the time period relevant to the concerns cited by the Agent.

WITHHOLD support from a nominee who, during both of the most recent two years, attended less than 75 percent of the board and committee meetings without a valid reason for the absences.  DO NOT WITHHOLD support in connection with attendance issues for nominees who have served on the board for less than the two most recent years.

WITHHOLD support from a nominee in connection with poison pill or anti-takeover considerations (e.g., furtherance of measures serving to disenfranchise shareholders or failure to remove restrictive pill features or ensure pill expiration or submission to shareholders for vote) in cases for which culpability for implementation or renewal of the pill in such form can be specifically attributed to the nominee.

Provided that a nominee served on the board during the relevant time period, WITHHOLD support from a nominee who has failed to implement a shareholder proposal that was approved by (1) a majority of the issuer’s shares outstanding (most recent annual meeting) or (2) a majority of the votes cast for two consecutive years.  However, in the case of shareholder proposals seeking shareholder ratification of a poison pill, generally DO NOT WITHHOLD support from a nominee in such cases if the company has already implemented a policy that should reasonably prevent abusive use of the pill.

If a nominee has not acted upon negative votes (WITHHOLD or AGAINST, as applicable based on the issuer’s election standard) representing a majority of the votes cast at the previous annual meeting, consider such nominee on a CASE-BY-CASE basis.  Generally, vote FOR nominees when (1) the issue relevant to the majority negative vote has been adequately addressed or cured or (2) the Funds’ Guidelines or voting record do not support the relevant issue.

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WITHHOLD support from inside directors or affiliated outside directors who sit on the audit committee.

DO NOT WITHHOLD support from inside directors or affiliated outside directors who sit on the nominating or compensation committee, provided that such committee meets the applicable independence requirements of the relevant listing exchange.

DO NOT WITHHOLD support from inside directors or affiliated outside directors if the full board serves as the compensation or nominating committee OR has not created one or both committees, provided that the issuer is in compliance with all provisions of the listing exchange in connection with performance of relevant functions (e.g., performance of relevant functions by a majority of independent directors in lieu of the formation of a separate committee).

Compensation Practices:

It shall generally be the policy of the Funds that matters of compensation are best determined by an independent board and compensation committee.  Votes on director nominees in connection with compensation practices should be considered on a CASE-BY-CASE basis, and generally:

(1)                      Where applicable and except as otherwise provided for herein, DO NOT WITHHOLD support from nominees who did not serve on the compensation committee, or board, as applicable based on the Agent’s analysis, during the majority of the time period relevant to the concerns cited by the Agent.

(2)                      In cases in which the Agent has identified a “pay for performance” disconnect, or internal pay disparity, as such issues are defined by the Agent, DO NOT WITHHOLD support from director nominees.

(3)                      If the Agent recommends withholding support from nominees in connection with overly liberal change in control provisions, including those lacking a double trigger, DO NOT WITHHOLD support from such nominees if mitigating provisions or board actions (e.g., clawbacks) are present.

(4)                      If the Agent recommends withholding support from nominees in connection with their failure to seek a shareholder vote on plans to reprice, replace or exchange options, generally WITHHOLD support from such nominees.

(5)                      If the Agent recommends withholding support from nominees that have approved compensation that is ineligible for tax benefits to the company (e.g., under Section 162(m) of OBRA), DO NOT WITHHOLD support from such nominees if the company has provided adequate rationale or disclosure or the plan itself is being put to shareholder vote at the same meeting.  If the plan is up for vote, the provisions under Section 8., OBRA-Related Compensation Proposals, shall apply.

(6)                      If the Agent recommends withholding support from nominees in connection with executive compensation practices related to tax gross-ups, perquisites, provisions related to retention or recruitment, including contract length or renewal provisions, “guaranteed” awards, pensions/SERPs, severance or termination arrangements, vote FOR such nominees if the issuer has provided adequate rationale and/or disclosure, factoring in any overall adjustments or reductions to the compensation package at issue.  Generally DO NOT WITHHOLD support solely due to such practices if the total compensation appears reasonable, but consider on a CASE-BY-CASE basis

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compensation packages representing a combination of such provisions and deemed by the Agent to be excessive.

(7)       If the Agent has raised issues of options backdating, consider members of the compensation committee, or board, as applicable, as well as company executives nominated as directors, on a CASE-BY-CASE basis.

(8)       If the Agent has raised other considerations regarding poor compensation practices, consider nominees on a CASE-BY-CASE basis.

Accounting Practices:

(1)       Generally, vote FOR independent outside director nominees serving on the audit committee.

(2)       Where applicable and except as otherwise provided for herein, generally DO NOT WITHHOLD support from nominees serving on the audit committee who did not serve on that committee during the majority of the time period relevant to the concerns cited by the Agent.

(3)       If the Agent has raised concerns regarding poor accounting practices, consider the company’s CEO and CFO, if nominated as directors, and nominees serving on the audit committee on a CASE-BY-CASE basis.

(4)       If total non-audit fees exceed the total of audit fees, audit-related fees and tax compliance and preparation fees, the provisions under Section 3., Auditor Ratification, shall apply.

Board Independence:

It shall generally be the policy of the Funds that a board should be majority independent and therefore to consider inside director or affiliated outside director nominees in cases in which the full board is not majority independent on a CASE-BY-CASE basis.  Generally:

(1)       WITHHOLD support from the fewest directors whose removal would achieve majority independence across the remaining board, except that support may be withheld from additional nominees whose relative level of independence cannot be differentiated.

(2)       WITHHOLD support from all non-independent nominees, including the founder, chairman or CEO, if the number required to achieve majority independence is equal to or greater than the number of non-independent nominees.

(3)       Except as provided above, vote FOR non-independent nominees in the role of CEO, and when appropriate, founder or chairman, and determine support for other non-independent nominees based on the qualifications and contributions of the nominee as well as the Funds’ voting precedent for assessing relative independence to management, e.g., insiders holding senior executive positions are deemed less independent than affiliated outsiders with a transactional or advisory relationship to the company, and affiliated outsiders with a material transactional or advisory relationship are deemed less independent than those with lesser relationships.

(4)       Non-voting directors (e.g., director emeritus or advisory director) shall be excluded from calculations with respect to majority board independence.

(5)       When conditions contributing to a lack of majority independence remain substantially similar to those in the previous year, it shall generally be the policy of the Funds to vote on nominees in a manner consistent with votes cast by the Fund(s) in the previous year.

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Generally vote FOR nominees without regard to “over-boarding” issues raised by the Agent unless other concerns requiring CASE-BY-CASE consideration have been raised.

Generally, when the Agent recommends withholding support due to assessment that a nominee acted in bad faith or against shareholder interests in connection with a major transaction, such as a merger or acquisition, consider on a CASE-BY-CASE basis, factoring in the merits of the nominee’s performance and rationale and disclosure provided.

Performance Test for Directors

Consider nominees failing the Agent’s performance test, which includes market-based and operating performance measures, on a CASE-BY-CASE basis.  Input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to such proposals.

Proposals Regarding Board Composition or Board Service

Generally, except as otherwise provided for herein, vote AGAINST shareholder proposals to impose new board structures or policies, including those requiring that the positions of chairman and CEO be held separately, except support proposals in connection with a binding agreement or other legal requirement to which an issuer has or reasonably may expect to become subject, and consider such proposals on a CASE-BY-CASE basis if the board is not majority independent or pervasive corporate governance concerns have been identified.  Generally, except as otherwise provided for herein, vote FOR management proposals to adopt or amend board structures or policies, except consider such proposals on a CASE-BY-CASE basis if the board is not majority independent, pervasive corporate governance concerns have been identified, or the proposal may result in a material reduction in shareholders’ rights.

Generally, vote AGAINST shareholder proposals asking that more than a simple majority of directors be independent.

Generally, vote AGAINST shareholder proposals asking that board compensation and/or nominating committees be composed exclusively of independent directors.

Generally, vote AGAINST shareholder proposals to limit the number of public company boards on which a director may serve.

Generally, vote AGAINST shareholder proposals that seek to redefine director independence or directors’ specific roles (e.g., responsibilities of the lead director).

Generally, vote AGAINST shareholder proposals requesting creation of additional board committees or offices, except as otherwise provided for herein.

Generally, vote FOR shareholder proposals that seek creation of an audit, compensation or nominating committee of the board, unless the committee in question is already in existence or the issuer has availed itself of an applicable exemption of the listing exchange (e.g., performance of relevant functions by a majority of independent directors in lieu of the formation of a separate committee).

Generally, vote AGAINST shareholder proposals to limit the tenure of outside directors or impose a mandatory retirement age for outside directors (unless the proposal seeks to relax existing standards), but generally DO NOT VOTE AGAINST management proposals in this regard.

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Stock Ownership Requirements

Generally, vote AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

Director and Officer Indemnification and Liability Protection

Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard.  Vote AGAINST proposals to limit or eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care.  Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.  Vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if:

(1)       The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and

(2)       Only if the director’s legal expenses would be covered.

2.             Proxy Contests

These proposals should generally be analyzed on a CASE-BY-CASE basis.  Input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to proposals in connection with proxy contests being considered on behalf of that Fund.

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis.

Reimburse Proxy Solicitation Expenses

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis.

3.             Auditors

Ratifying Auditors

Generally, except in cases of poor accounting practices or high non-audit fees, vote FOR management proposals to ratify auditors.  Consider management proposals to ratify auditors on a CASE-BY-CASE basis if the Agent cites poor accounting practices.  If fees for non-audit services exceed 50 percent of total auditor fees as described below, consider on a CASE-BY-CASE basis, voting AGAINST management proposals to ratify auditors only if concerns exist that remuneration for the non-audit work is so lucrative as to taint the auditor’s independence.  For purposes of this review, fees deemed to be reasonable, generally non-recurring, exceptions to the non-audit fee category (e.g., those related to an IPO) shall be excluded.  If independence concerns exist or an issuer has a history of questionable accounting practices, also vote FOR shareholder proposals asking the issuer to present its auditor annually for ratification, but in other cases generally vote AGAINST.

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Auditor Independence

Generally, consider shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services) on a CASE-BY-CASE basis.

Audit Firm Rotation:

Generally, vote AGAINST shareholder proposals asking for mandatory audit firm rotation.

4.             Proxy Contest Defenses

Board Structure: Staggered vs. Annual Elections

Generally, vote AGAINST proposals to classify the board or otherwise restrict shareholders’ ability to vote upon directors.

Generally, vote FOR proposals to repeal classified boards and to elect all directors annually.

Shareholder Ability to Remove Directors

Generally, vote AGAINST proposals that provide that directors may be removed only for cause.

Generally, vote FOR proposals to restore shareholder ability to remove directors with or without cause.

Generally, vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Generally, vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

Cumulative Voting

If the company maintains a classified board of directors, generally, vote AGAINST management proposals to eliminate cumulative voting, except that such proposals may be supported irrespective of classification in furtherance of an issuer’s plan to adopt a majority voting standard.

In cases in which the company maintains a classified board of directors, generally vote FOR shareholder proposals to restore or permit cumulative voting.

Time-Phased Voting

Generally, vote AGAINST proposals to implement, and FOR proposals to eliminate, time-phased or other forms of voting that do not promote a one share, one vote standard.

Shareholder Ability to Call Special Meetings

Generally, vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Generally, vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Shareholder Ability to Act by Written Consent

Generally, vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Generally, vote FOR proposals to allow or make easier shareholder action by written consent.

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Shareholder Ability to Alter the Size of the Board

Generally, vote FOR proposals that seek to fix the size of the board or designate a range for its size.

Generally, vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

5.             Tender Offer Defenses

Poison Pills

Generally, vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification, or to redeem its pill in lieu thereof, unless (1) shareholders have approved adoption of the plan, (2) a policy has already been implemented by the company that should reasonably prevent abusive use of the pill, or (3) the board had determined that it was in the best interest of shareholders to adopt a pill without delay, provided that such plan would be put to shareholder vote within twelve months of adoption or expire, and if not approved by a majority of the votes cast, would immediately terminate.

Review on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill.

Review on a CASE-BY-CASE basis management proposals to approve or ratify a poison pill or any plan that can reasonably be construed as an anti-takeover measure, with voting decisions generally based on the Agent’s approach to evaluating such proposals, considering factors such as rationale, trigger level and sunset provisions.  Votes will generally be cast in a manner that seeks to preserve shareholder value and the right to consider a valid offer, voting AGAINST management proposals in connection with poison pills or anti-takeover activities that do not meet the Agent’s standards.

Fair Price Provisions

Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Greenmail

Generally, vote FOR proposals to adopt antigreenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Review on a CASE-BY-CASE basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

Pale Greenmail

Review on a CASE-BY-CASE basis restructuring plans that involve the payment of pale greenmail.

Unequal Voting Rights

Generally, vote AGAINST dual-class exchange offers.

Generally, vote AGAINST dual-class recapitalizations.

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Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

Generally, vote AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments or other key proposals.

Generally, vote FOR shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments, unless the proposal also asks the issuer to mount a solicitation campaign or similar form of comprehensive commitment to obtain passage of the proposal.

Supermajority Shareholder Vote Requirement to Approve Mergers

Generally, vote AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

Generally, vote FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

White Squire Placements

Generally, vote FOR shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.

6.             Miscellaneous

Amendments to Corporate Documents

Except to align with legislative or regulatory changes or when support is recommended by the Agent or Investment Professional (including, for example, as a condition to a major transaction such as a merger), generally, vote AGAINST proposals seeking to remove shareholder approval requirements or otherwise remove or diminish shareholder rights, e.g., by (1) adding restrictive provisions, (2) removing provisions or moving them to portions of the charter not requiring shareholder approval, or (3) in corporate structures such as holding companies, removing provisions in an active subsidiary’s charter that provide voting rights to parent company shareholders.  This policy would also generally apply to proposals seeking approval of corporate agreements or amendments to such agreements that the Agent recommends AGAINST because a similar reduction in shareholder rights is requested.

Generally, vote AGAINST proposals for charter amendments that may support board entrenchment or may be used as an anti-takeover device, particularly if the proposal is bundled or the board is classified.

Generally, vote FOR proposals seeking charter or bylaw amendments to remove anti-takeover provisions.

Consider proposals seeking charter or bylaw amendments not addressed under these Guidelines on a CASE-BY-CASE basis.

Confidential Voting

Generally, vote FOR shareholder proposals that request companies to adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows:

•      In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy.

•      If the dissidents agree, the policy remains in place.

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•      If the dissidents do not agree, the confidential voting policy is waived.

Generally, vote FOR management proposals to adopt confidential voting.

Proxy Access

Consider on a CASE-BY-CASE basis shareholder proposals seeking access to management’s proxy material in order to nominate their own candidates to the board.

Majority Voting Standard

Except as otherwise provided for herein, it shall generally be the policy of the Funds to extend discretion to issuers to determine when it may be appropriate to adopt a majority voting standard.  Generally, vote FOR management proposals, irrespective of whether the proposal contains a plurality carve-out for contested elections, but AGAINST shareholder proposals unless also supported by management, seeking election of directors by the affirmative vote of the majority of votes cast in connection with a meeting of shareholders, including amendments to corporate documents or other actions in furtherance of such standard, and provided such standard when supported does not conflict with state law in which the company is incorporated.  For issuers with a history of board malfeasance or pervasive corporate governance concerns, consider such proposals on a CASE-BY-CASE basis.

Bundled Proposals

Except as otherwise provided for herein, review on a CASE-BY-CASE basis bundled or “conditioned” proxy proposals, generally voting AGAINST bundled proposals containing one or more items not supported under these Guidelines if the Agent or an Investment Professional deems the negative impact, on balance, to outweigh any positive impact.

Shareholder Advisory Committees

Review on a CASE-BY-CASE basis proposals to establish a shareholder advisory committee.

Reimburse Shareholder for Expenses Incurred

Voting to reimburse expenses incurred in connection with shareholder proposals should be analyzed on a CASE-BY-CASE basis.

Other Business

In connection with proxies of U.S. issuers, generally vote FOR management proposals for Other Business, except in connection with a proxy contest in which a Fund is not voting in support of management.

Quorum Requirements

Review on a CASE-BY-CASE basis proposals to lower quorum requirements for shareholder meetings below a majority of the shares outstanding.

Advance Notice for Shareholder Proposals

Generally, vote FOR management proposals related to advance notice period requirements, provided that the period requested is in accordance with applicable law and no material governance concerns have been identified in connection with the issuer.

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Multiple Proposals

Multiple proposals of a similar nature presented as options to the course of action favored by management may all be voted FOR, provided that support for a single proposal is not operationally required, no one proposal is deemed superior in the interest of the Fund(s), and each proposal would otherwise be supported under these Guidelines.

7.             Capital Structure

Analyze on a CASE-BY-CASE basis.

Common Stock Authorization

Review proposals to increase the number of shares of common stock authorized for issue on a CASE-BY-CASE basis.  Except where otherwise indicated, the Agent’s proprietary approach, utilizing quantitative criteria (e.g., dilution, peer group comparison, company performance and history) to determine appropriate thresholds and, for requests marginally above such allowable threshold, a qualitative review (e.g., rationale and prudent historical usage), will generally be utilized in evaluating such proposals.

•      Generally vote FOR proposals to authorize capital increases within the Agent’s allowable thresholds or those in excess but meeting Agent’s qualitative standards, but consider on a CASE-BY-CASE basis those requests failing the Agent’s review for proposals in connection with which a contrary recommendation from the Investment Professional(s) has been received and is to be utilized (e.g., in support of a merger or acquisition proposal).

•      Generally vote FOR proposals to authorize capital increases within the Agent’s allowable thresholds or those in excess but meeting Agent’s qualitative standards, unless the company states that the stock may be used as a takeover defense.  In those cases, consider on a CASE-BY-CASE basis if a contrary recommendation from the Investment Professional(s) has been received and is to be utilized.

•      Generally vote FOR proposals to authorize capital increases exceeding the Agent’s thresholds when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

•      Generally, vote AGAINST proposals to increase the number of authorized shares of a class of stock if the issuance which the increase is intended to service is not supported under these Guidelines.

•      Generally, vote AGAINST nonspecific proposals authorizing excessive discretion to a board, as assessed by the Agent.

•      Consider management proposals to make changes to the capital structure not otherwise addressed under these Guidelines CASE-BY-CASE, generally voting with the Agent’s recommendation unless a contrary recommendation has been received from the Investment Professional for the relevant Fund and is to be utilized.

Dual Class Capital Structures

Generally, vote AGAINST proposals to increase the number of authorized shares of the class of stock that has superior voting rights in companies that have dual class capital structures, but consider CASE-BY-CASE if (1) bundled with favorable proposal(s), (2) approval of such proposal(s) is a condition of such favorable proposal(s), or (3) part of a recapitalization for which support is recommended by the Agent or an Investment Professional.

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Generally, vote AGAINST management proposals to create or perpetuate dual class capital structures with unequal voting rights, and vote FOR shareholder proposals to eliminate them, in cases in which the relevant Fund owns the class with inferior voting rights, but generally vote FOR management proposals and AGAINST shareholder proposals in cases in which the relevant Fund owns the class with superior voting rights.  Consider CASE-BY-CASE if bundled with favorable proposal(s), (2) approval of such proposal(s) is a condition of such favorable proposal(s), or (3) part of a recapitalization for which support is recommended by the Agent or an Investment Professional.

Consider management proposals to eliminate or make changes to dual class capital structures CASE-BY-CASE, generally voting with the Agent’s recommendation unless a contrary recommendation has been received from the Investment Professional for the relevant Fund and is to be utilized.

Stock Distributions: Splits and Dividends

Generally, vote FOR management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares falls within the Agent’s allowable thresholds, but consider on a CASE-BY-CASE basis those proposals exceeding the Agent’s threshold for proposals in connection with which a contrary recommendation from the Investment Professional(s) has been received and is to be utilized.

Reverse Stock Splits

Consider on a CASE-BY-CASE basis management proposals to implement a reverse stock split.  In the event the split constitutes a capital increase effectively exceeding the Agent’s allowable threshold because the request does not proportionately reduce the number of shares authorized, vote FOR the split if management has provided adequate rationale and/or disclosure.

Preferred Stock

Generally, vote AGAINST proposals authorizing the issuance of preferred stock or creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock), but vote FOR if the Agent or an Investment Professional so recommends because the issuance is required to effect a merger or acquisition proposal.

Generally, vote FOR proposals to issue or create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense.  Generally vote AGAINST in cases where the company expressly states that, or fails to disclose whether, the stock may be used as a takeover defense, but vote FOR if the Agent or an Investment Professional so recommends because the issuance is required to address special circumstances such as a merger or acquisition.

Generally, vote FOR proposals to authorize or issue preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

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Shareholder Proposals Regarding Blank Check Preferred Stock

Generally, vote FOR shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

Adjustments to Par Value of Common Stock

Generally, vote FOR management proposals to reduce the par value of common stock.

Preemptive Rights

Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights or management proposals that seek to eliminate them.  In evaluating proposals on preemptive rights, consider the size of a company and the characteristics of its shareholder base.

Debt Restructurings

Review on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan.

Share Repurchase Programs

Generally, vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms, but vote AGAINST plans with terms favoring selected, non-Fund parties.

Generally, vote FOR management proposals to cancel repurchased shares.

Generally, vote AGAINST proposals for share repurchase methods lacking adequate risk mitigation or exceeding appropriate volume or duration parameters for the market as assessed by the Agent.

Tracking Stock

Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis.

8.             Executive and Director Compensation

Except as otherwise provided for herein, votes with respect to compensation and employee benefit plans should be determined on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such plans, which includes determination of costs and comparison to an allowable cap.

•      Generally, vote in accordance with the Agent’s recommendations FOR equity-based plans with costs within such cap and AGAINST those with costs in excess of it, except that plans above the cap may be supported if so recommended by the Agent or Investment Professional as a condition to a major transaction such as a merger.

•      Generally, vote AGAINST plans if the Agent suggests cost or dilution assessment may not be possible due to the method of disclosing shares allocated to the plan(s), except that such concerns arising in connection with evergreen provisions shall be considered CASE-BY-CASE, voted FOR if the company has provided a reasonable rationale and/or adequate disclosure regarding the plan as a whole.

•      Generally, vote FOR plans with costs within the cap if the primary considerations raised by the Agent pertain to matters that would not result in a negative vote under these

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Guidelines on the relevant board or committee member(s), or equity compensation burn rate or pay for performance as defined by Agent.

•                  Generally, vote AGAINST plans administered by potential grant recipients.

•                  Generally, vote AGAINST proposals to eliminate existing shareholder approval requirements for plan changes assessed as material by the Agent, unless the company has provided a reasonable rationale and/or adequate disclosure regarding the requested changes.

•                  Consider plans CASE-BY-CASE if the Agent raises other considerations not otherwise provided for herein.

Restricted Stock or Stock Option Plans

Consider proposals for restricted stock or stock option plans, or the issuance of shares in connection with such plans, on a CASE-BY-CASE basis, considering factors such as level of disclosure and adequacy of vesting or performance requirements.  Plans that do not meet the Agent’s criteria in this regard may be supported, but vote AGAINST if no disclosure is provided regarding either vesting or performance requirements.

Management Proposals Seeking Approval to Reprice Options

Review on a CASE-BY-CASE basis management proposals seeking approval to reprice, replace or exchange options, considering factors such as rationale, historic trading patterns, value-for-value exchange, vesting periods and replacement option terms.  Generally, vote FOR proposals that meet the Agent’s criteria for acceptable repricing, replacement or exchange transactions, except that considerations raised by the Agent regarding burn rate or executive participation shall not be grounds for withholding support.

Vote AGAINST compensation plans that (1) permit or may permit (e.g., history of repricing and no express prohibition against future repricing) repricing of stock options, or any form or alternative to repricing, without shareholder approval, (2) include provisions that permit repricing, replacement or exchange transactions that do not meet the Agent’s criteria (except regarding burn rate or executive participation as noted above), or (3) give the board sole discretion to approve option repricing, replacement or exchange programs.

Director Compensation

Votes on stock-based plans for directors are made on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s quantitative approach described above as well as a review of qualitative features of the plan in cases in which costs exceed the Agent’s threshold.  DO NOT VOTE AGAINST plans for which burn rate is the sole consideration raised by the Agent.

Employee Stock Purchase Plans

Votes on employee stock purchase plans, and capital issuances in support of such plans, should be made on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such plans, except that negative recommendations by the Agent due to evergreen provisions will be reviewed CASE-BY-CASE, voted FOR if the company has provided a reasonable rationale and/or adequate disclosure regarding the plan as a whole.

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OBRA-Related Compensation Proposals

Votes on plans intended to qualify for favorable tax treatment under the provisions of Section 162(m) of OBRA should be evaluated irrespective of the Agent’s assessment of board independence, provided that the board meets the independence requirements of the relevant listing exchange and no potential recipient under the plan(s) sits on the committee that exercises discretion over the related compensation awards.  Unless the issuer has provided a compelling rationale, generally vote with the Agent’s recommendations AGAINST plans that deliver excessive compensation that fails to qualify for favorable tax treatment.

Amendments that Place a Cap on Annual Grants or Amend Administrative Features

Generally, vote FOR plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

Amendments to Add Performance-Based Goals

Generally, vote FOR amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

Amendments to Increase Shares and Retain Tax Deductions Under OBRA

Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a CASE-BY-CASE basis, generally voting FOR such plans that do not raise any negative concerns under these Guidelines.

Approval of Cash or Cash-and-Stock Bonus Plans

Generally, vote FOR cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA, with primary consideration given to management’s assessment that such plan meets the requirements for exemption of performance-based compensation.

Shareholder Proposals Regarding Executive and Director Pay

Regarding the remuneration of individuals other than senior executives and directors, generally, vote AGAINST shareholder proposals that seek to expand or restrict disclosure or require shareholder approval beyond regulatory requirements and market practice.  Vote AGAINST shareholder proposals that seek disclosure of executive or director compensation if providing it would be out of step with market practice and potentially disruptive to the business.

Unless evidence exists of abuse in historical compensation practices, and except as otherwise provided for herein, generally vote AGAINST shareholder proposals that seek to impose new compensation structures or policies, such as “claw back” recoupments or advisory votes.

Severance and Termination Payments

Generally, vote FOR shareholder proposals to have parachute arrangements submitted for shareholder ratification (with “parachutes” defined as compensation arrangements related to termination that specify change in control events) and provided that the proposal does not include unduly restrictive or arbitrary provisions such as advance approval requirements.

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Generally vote AGAINST shareholder proposals to submit executive severance agreements for shareholder ratification, unless such proposals specify change in control events, Supplemental Executive Retirement Plans, or deferred executive compensation plans, or ratification is required by the listing exchange.

Review on a CASE-BY-CASE basis all proposals to approve, ratify or cancel executive severance or termination arrangements, including those related to executive recruitment or retention, generally voting FOR such compensation arrangements if the issuer has provided adequate rationale and/or disclosure or support is recommended by the Agent or Investment Professional (e.g., as a condition to a major transaction such as a merger).  However, vote in accordance with the Agent’s recommendations FOR new or materially amended plans, contracts or payments that require change in control provisions to be double-triggered and defined to require an actual change in control, except that plans, contracts or payments not meeting such standards may be supported if mitigating provisions or board actions (e.g., clawbacks) are present.

Employee Stock Ownership Plans (ESOPs)

Generally, vote FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than five percent of outstanding shares).

401(k) Employee Benefit Plans

Generally, vote FOR proposals to implement a 401(k) savings plan for employees.

Holding Periods

Generally, vote AGAINST proposals requiring mandatory periods for officers and directors to hold company stock.

Advisory Votes on Executive Compensation

Generally, management proposals seeking ratification of the company’s compensation program will be voted FOR unless the program includes practices or features not supported under these Guidelines and the proposal receives a negative recommendation from the Agent.  Unless otherwise provided for herein, proposals not receiving the Agent’s support due to concerns regarding severance/termination payments, incentive structures or vesting or performance criteria not otherwise supported by these Guidelines will be considered on a CASE-BY-CASE basis, generally voted FOR if the company has provided a reasonable rationale and/or adequate disclosure regarding the matter(s) under consideration.

9.             State of Incorporation

Voting on State Takeover Statutes

Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

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Voting on Reincorporation Proposals

Proposals to change a company’s state of incorporation should be examined on a CASE-BY-CASE basis, generally supporting management proposals not assessed by the Agent as a potential takeover defense, but if so assessed, weighing management’s rationale for the change.  Generally, vote FOR management reincorporation proposals upon which another key proposal, such as a merger transaction, is contingent if the other key proposal is also supported.  Generally, vote AGAINST shareholder reincorporation proposals not also supported by the company.

10.          Mergers and Corporate Restructurings

Input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to proposals regarding business combinations, particularly those between otherwise unaffiliated parties, or other corporate restructurings being considered on behalf of that Fund.

Generally, vote FOR a proposal not typically supported under these Guidelines if a key proposal, such as a merger transaction, is contingent upon its support and a vote FOR is accordingly recommended by the Agent or an Investment Professional.

Mergers and Acquisitions

Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis.

Corporate Restructuring

Votes on corporate restructuring proposals, including demergers, minority squeezeouts, leveraged buyouts, spinoffs, liquidations, dispositions, divestitures and asset sales, should be considered on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such proposals.

Adjournment

Generally, vote FOR proposals to adjourn a meeting to provide additional time for vote solicitation when the primary proposal is also voted FOR.

Appraisal Rights

Generally, vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

Changing Corporate Name

Generally, vote FOR changing the corporate name.

11.          Mutual Fund Proxies

Election of Directors

Vote the election of directors on a CASE-BY-CASE basis.

Converting Closed-end Fund to Open-end Fund

Vote conversion proposals on a CASE-BY-CASE basis.

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Proxy Contests

Vote proxy contests on a CASE-BY-CASE basis.

Investment Advisory Agreements

Vote the investment advisory agreements on a CASE-BY-CASE basis.

Approving New Classes or Series of Shares

Generally, vote FOR the establishment of new classes or series of shares.

Preferred Stock Proposals

Vote the authorization for or increase in preferred shares on a CASE-BY-CASE basis.

1940 Act Policies

Vote these proposals on a CASE-BY-CASE basis.

Changing a Fundamental Restriction to a Nonfundamental Restriction

Vote these proposals on a CASE-BY-CASE basis.

Change Fundamental Investment Objective to Nonfundamental

Generally, consider proposals to change a fund’s fundamental investment objective to nonfundamental on a CASE-BY-CASE basis.

Name Rule Proposals

Vote these proposals on a CASE-BY-CASE basis.

Disposition of Assets/Termination/Liquidation

Vote these proposals on a CASE-BY-CASE basis.

Changes to the Charter Document

Vote changes to the charter document on a CASE-BY-CASE basis.

Changing the Domicile of a Fund

Vote reincorporations on a CASE-BY-CASE basis.

Change in Fund’s Subclassification

Vote these proposals on a CASE-BY-CASE basis.

Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder Approval

Generally, vote FOR these proposals.

Distribution Agreements

Vote these proposals on a CASE-BY-CASE basis.

Master-Feeder Structure

Generally, vote FOR the establishment of a master-feeder structure.

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Mergers

Vote merger proposals on a CASE-BY-CASE basis.

Establish Director Ownership Requirement

Generally, vote AGAINST shareholder proposals for the establishment of a director ownership requirement.

Reimburse Shareholder for Expenses Incurred

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis.

Terminate the Investment Advisor

Vote to terminate the investment advisor on a CASE-BY-CASE basis.

12.          Social and Environmental Issues

These issues cover a wide range of topics.  In general, unless otherwise specified herein, vote CASE-BY-CASE.  While a wide variety of factors may go into each analysis, the overall principle guiding all vote recommendations focuses on how or whether the proposal will enhance the economic value of the company.  Because a company’s board is likely to have access to relevant, non-public information regarding a company’s business, such proposals will generally be voted in a manner intended to give the board (rather than shareholders) latitude to set corporate policy and oversee management.

Absent concurring support from the issuer, compelling evidence of abuse, significant public controversy or litigation, the issuer’s significant history of relevant violations; or activities not in step with market practice or regulatory requirements, or unless provided for otherwise herein, generally vote AGAINST shareholder proposals seeking to dictate corporate conduct, apply existing law, duplicate policies already substantially in place and/or addressed by the issuer, or release information that would not help a shareholder evaluate an investment in the corporation as an economic matter.  Such proposals would generally include those seeking preparation of reports and/or implementation or additional disclosure of corporate policies related to issues such as consumer and public safety, environment and energy, labor standards and human rights, military business and political concerns, workplace diversity and non-discrimination, sustainability, social issues, vendor activities, economic risk or matters of science and engineering.

13.                               Global Proxies

The foregoing Guidelines provided in connection with proxies of U.S. issuers shall also be applied to global proxies where applicable and not provided for otherwise herein.  The following provide for differing regulatory and legal requirements, market practices and political and economic systems existing in various global markets.

Unless otherwise provided for herein, it shall generally be the policy of the Funds to vote AGAINST global proxy proposals in cases in which the Agent recommends voting AGAINST such proposal because relevant disclosure by the issuer, or the time provided for consideration of

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such disclosure, is inadequate.  For purposes of these global Guidelines, “AGAINST” shall mean withholding of support for a proposal, resulting in submission of a vote of AGAINST or ABSTAIN, as appropriate for the given market and level of concern raised by the Agent regarding the issue or lack of disclosure or time provided.

In connection with practices described herein that are associated with a firm AGAINST vote, it shall generally be the policy of the Funds to consider them on a CASE-BY-CASE basis if the Agent recommends their support (1) as the issuer or market transitions to better practices (e.g., having committed to new regulations or governance codes) or (2) as the more favorable choice in cases in which shareholders must choose between alternate proposals.

Routine Management Proposals

Generally, vote FOR the following and other similar routine management proposals:

•                  the opening of the shareholder meeting

•                  that the meeting has been convened under local regulatory requirements

•                  the presence of quorum

•                  the agenda for the shareholder meeting

•                  the election of the chair of the meeting

•                  the appointment of shareholders to co-sign the minutes of the meeting

•                  regulatory filings (e.g., to effect approved share issuances)

•                  the designation of inspector or shareholder representative(s) of minutes of meeting

•                  the designation of two shareholders to approve and sign minutes of meeting

•                  the allowance of questions

•                  the publication of minutes

•                  the closing of the shareholder meeting

Discharge of Management/Supervisory Board Members

Generally, vote FOR management proposals seeking the discharge of management and supervisory board members, unless the Agent recommends AGAINST due to concern about the past actions of the company’s auditors or directors or legal action is being taken against the board by other shareholders, including when the proposal is bundled.

Director Elections

Unless otherwise provided for herein, the Agent’s standards with respect to determining director independence shall apply.  These standards generally provide that, to be considered completely independent, a director shall have no material connection to the company other than the board seat.

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Agreement with the Agent’s independence standards shall not dictate that a Fund’s vote shall be cast according to the Agent’s corresponding recommendation.  Further, unless otherwise provided for herein, the application of Guidelines in connection with such standards shall apply only in cases in which the nominee’s level of independence can be ascertained based on available disclosure.  These policies generally apply to director nominees in uncontested elections; votes in contested elections, and votes on director nominees not subject to policies described herein, should be made on a CASE-BY-CASE basis, with primary consideration in contested elections given to input from the Investment Professional(s) for a given Fund.

For issuers domiciled in Canada, Finland, France, Ireland, the Netherlands, Sweden or tax haven markets, generally vote AGAINST non-independent directors in cases in which the full board serves as the audit committee, or the company does not have an audit committee.

For issuers in all markets, including those in tax haven markets and those in Japan that have adopted the U.S.-style board-with-committees structure, vote AGAINST non-independent nominees to the audit committee, or, if the slate of nominees is bundled, vote AGAINST the slate.  If the slate is bundled and audit committee membership is unclear or proposed as a separate agenda item, vote FOR if the Agent otherwise recommends support.  For Canadian issuers, the Funds’ U.S. Guidelines with respect to audit committees shall apply.

In tax haven markets, DO NOT VOTE AGAINST non-independent directors in cases in which the full board serves as the compensation committee, or the company does not have a compensation committee.

DO NOT VOTE AGAINST non-independent directors who sit on the compensation or nominating committees, provided that such committees meet the applicable independence requirements of the relevant listing exchange.

In cases in which committee membership is unclear, consider non-independent director nominees on a CASE-BY-CASE basis if no other issues have been raised in connection with his/her nomination.

Generally follow Agent’s recommendations to vote AGAINST individuals nominated as outside/non-executive directors who do not meet the Agent’s standard for independence, unless the slate of nominees is bundled, in which case the proposal(s) to elect board members shall be considered on a CASE-BY-CASE basis.

For issuers in tax haven markets, generally withhold support (AGAINST or ABSTAIN, as appropriate) from bundled slates of nominees if the board is non-majority independent.  For issuers in Canada and other global markets, generally follow the Agent’s standards for withholding support from bundled slates or non-independent directors (typically excluding the CEO), as applicable, if the board does not meet the Agent’s independence standards or the board’s independence cannot be ascertained due to inadequate disclosure.

Generally, withhold support (AGAINST or ABSTAIN, as appropriate) from nominees or slates of nominees presented in a manner not aligned with market practice and/or legislation, including:

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•                  bundled slates of nominees (e.g., France, Hong Kong or Spain);

•                  simultaneous reappointment of retiring directors (e.g., South Africa);

•                  in markets with term lengths capped by legislation or market practice, nominees whose terms exceed the caps or are not disclosed (except that bundled slates with such lack of disclosure shall be considered on a CASE-BY-CASE basis); or

•                  nominees whose names are not disclosed in advance of the meeting (e.g., Austria, Philippines, Hong Kong or South Africa) or far enough in advance relative to voting deadlines (e.g., Italy) to make an informed voting decision.

Such criteria will not generally provide grounds for withholding support in countries in which they may be identified as best practice but such legislation or market practice is not yet applicable, unless specific governance shortfalls identified by the Agent dictate that less latitude should be extended to the issuer.

Generally vote FOR nominees without regard to recommendations that the position of chairman should be separate from that of CEO or otherwise required to be independent, unless other concerns requiring CASE-BY-CASE consideration have been raised.  The latter would include former CEOs proposed as board chairmen in markets such as the United Kingdom for which best practice and the Agent recommend against such practice.

In cases in which cumulative or net voting applies, generally vote with Agent’s recommendation to support nominees asserted by the issuer to be independent, even if independence disclosure or criteria fall short of Agent’s standards.

Consider nominees for whom the Agent has raised concerns regarding scandals or internal controls on a CASE-BY-CASE basis, generally withholding support (AGAINST or ABSTAIN, as appropriate) from nominees or slates of nominees when:

•                  the scandal or shortfall in controls took place at the company, or an affiliate, for which the nominee is being considered;

•                  culpability can be attributed to the nominee (e.g., nominee manages or audits relevant function), and

•                  the nominee has been directly implicated, with resulting arrest and criminal charge or regulatory sanction.

Consider non-independent nominees on a CASE-BY-CASE basis when the Agent has raised concerns regarding diminished shareholder value as evidenced by a significant drop in share price, generally voting with Agent’s recommendation AGAINST such nominees when few, if any, outside directors are present on the board and:

•                  the founding family has retained undue influence over the company despite a history of scandal or problematic controls;

•                  the nominees have engaged in protectionist activities such as introduction of a poison pill or preferential and/or dilutive share issuances; or

•                  evidence exists regarding compliance or accounting shortfalls.

For markets such as the tax havens, Australia, Canada, Hong Kong, Japan, Malaysia, Singapore and South Africa (and for outside directors in South Korea) in which nominees’ attendance records are adequately disclosed, the Funds’ U.S. Guidelines with respect to director attendance

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shall apply.  The same policy shall be applied regarding attendance by statutory auditors of Japanese companies.

Consider self-nominated director candidates on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such candidates, except that (1) an unqualified candidate will generally not be supported simply to effect a “protest vote” and (2) cases of multiple self-nominated candidates may be considered as a proxy contest if similar issues are raised (e.g., potential change in control).

Generally vote FOR nominees without regard to “over-boarding” issues raised by the Agent unless other concerns requiring CASE-BY-CASE consideration have been raised.

Generally, vote with Agent’s recommendation to withhold support (AGAINST or ABSTAIN, as appropriate) from nominees for whom support has become moot since the time the individual was nominated (e.g., due to death, disqualification or determination not to accept appointment).

Generally, vote with Agent’s recommendation when more candidates are presented than available seats and no other provisions under these Guidelines apply.

For companies incorporated in tax haven markets but which trade exclusively in the U.S., the Funds’ U.S. Guidelines with respect to director elections shall apply.

Board Structure

Generally, vote FOR proposals to fix board size, but also support proposals seeking a board range if the range is reasonable in the context of market practice and anti-takeover considerations.  Proposed article amendments in this regard shall be considered on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such proposals.

Director and Officer Indemnification and Liability Protection

Generally, vote in accordance with the Agent’s standards for indemnification and liability protection for officers and directors, voting AGAINST overly broad provisions.

Independent Statutory Auditors

With respect to Japanese companies that have not adopted the U.S.-style board-with-committees structure, vote AGAINST any nominee to the position of “independent statutory auditor” whom the Agent considers affiliated, e.g., if the nominee has worked a significant portion of his career for the company, its main bank or one of its top shareholders.  Where shareholders are forced to vote on multiple nominees in a single resolution, vote AGAINST all nominees.  In cases in which multiple slates of statutory auditors are presented, generally vote with the Agent’s recommendation, typically to support nominees deemed to be more independent and/or aligned with interests of minority shareholders.

Generally, vote AGAINST incumbent nominees at companies implicated in scandals or exhibiting poor internal controls.

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Key Committees

Generally, vote AGAINST proposals that permit non-board members to serve on the audit, compensation or nominating committee, provided that bundled slates may be supported if no slate nominee serves on the relevant committee(s).  If not otherwise addressed under these Guidelines, consider other negative recommendations from the Agent regarding committee members on a CASE-BY-CASE basis.

Director and Statutory Auditor Remuneration

Consider director compensation plans on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such proposals, while also factoring in the merits of the rationale and disclosure provided.  Generally, vote FOR proposals to approve the remuneration of directors and auditors as long as the amount is not excessive (e.g., significant increases should be supported by adequate rationale and disclosure), there is no evidence of abuse, the recipient’s overall compensation appears reasonable, and the board and/or responsible committee meets exchange standards for independence.  For Toronto Stock Exchange (TSX) issuers, the Agent’s limits with respect to equity awards to non-employee directors shall apply.

Bonus Payments

With respect to Japanese companies, generally vote FOR retirement bonus proposals if all payments are for directors and auditors who have served as executives of the company.  Generally vote AGAINST such proposals if one or more payments are for non-executive, affiliated directors or statutory auditors when one or more of the individuals to whom the grants are being proposed (1) has not served in an executive capacity for the company for at least three years or (2) has been designated by the company as an independent statutory auditor, regardless of the length of time he/she has served.  In all markets, if issues have been raised regarding a scandal or internal controls, generally vote AGAINST bonus proposals for retiring directors or continuing directors or auditors when culpability can be attributed to the nominee (e.g., if a Fund is also voting AGAINST the nominee under criteria herein regarding issues of scandal or internal controls), unless bundled with bonuses for a majority of directors or auditors a Fund is voting FOR.

Stock Option Plans for Independent Internal Statutory Auditors

With respect to Japanese companies, follow the Agent’s guidelines with respect to proposals regarding option grants to independent internal statutory auditors or other outside parties, generally voting AGAINST such plans.

Compensation Plans

Unless otherwise provided for herein, votes with respect to compensation plans, and awards thereunder or capital issuances in support thereof, should be determined on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such plans, considering quantitative or qualitative factors as appropriate for the market.

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Amendment Procedures for Equity Compensation Plans and ESPPs

For TSX issuers, votes with respect to amendment procedures for security-based compensation arrangements and employee share purchase plans shall generally be cast in a manner designed to preserve shareholder approval rights, with voting decisions generally based on the Agent’s recommendation.

Shares Reserved for Equity Compensation Plans

Unless otherwise provided for herein, voting decisions shall generally be based on the Agent’s methodology, including classification of a company’s stage of development as growth or mature and the corresponding determination as to reasonability of the share requests.

Generally, vote AGAINST equity compensation plans (e.g., option, warrant, restricted stock or employee share purchase plans or participation in company offerings such as IPOs or private placements), the issuance of shares in connection with such plans, or related management proposals (e.g., article amendments) that:

•                  exceed Agent’s recommended dilution limits, including cases in which the Agent suggests dilution cannot be fully assessed (e.g., due to inadequate disclosure);

•                  provide deep or near-term discounts to executives or directors, unless discounts to executives are deemed by the Agent to be adequately mitigated by other requirements such as long-term vesting (e.g., Japan) or broad-based employee participation otherwise meeting Agent’s standards (e.g., France);

•                  are administered with discretion by potential grant recipients, unless such discretion is deemed acceptable by the Agent due to market practice or other mitigating provisions;

•                  provide for retirement benefits or equity incentive awards to outside directors if not in line with market practice (e.g., Australia, Belgium, The Netherlands);

•                  permit financial assistance in the form of non-recourse (or essentially non-recourse) loans in connection with executive’s participation;

•                  for matching share plans, do not meet the Agent’s standards, considering holding period, discounts, dilution, participation, purchase price and performance criteria;

•                  provide for vesting upon change in control if deemed by the Agent to evidence a conflict of interest or anti-takeover device or if the change in control definition is too liberal (e.g., does not result in actual change in control);

•                  provide no disclosure regarding vesting or performance criteria (provided that proposals providing disclosure in one or both areas, without regard to Agent’s criteria for such disclosure, shall be supported provided they otherwise satisfy these Guidelines);

•                  permit post-employment vesting if deemed inappropriate by the Agent;

•                  allow plan administrators to make material amendments without shareholder approval unless adequate prior disclosure has been provided, with such voting decisions generally based on the Agent’s approach to evaluating such plans; or

•                  provide for retesting in connection with achievement of performance hurdles unless the Agent’s analysis indicates that (1) performance targets are adequately increased in proportion to the additional time available, (2) the retesting is de minimis as a percentage of overall compensation or is acceptable relative to market practice, or (3) the issuer has committed to cease retesting within a reasonable period of time.

Generally, vote FOR such plans/awards or the related issuance of shares that (1) do not suffer from the defects noted above, or (2) otherwise meet the Agent’s tests if the considerations raised

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by the Agent pertain primarily to performance hurdles, contract or notice periods, discretionary bonuses, recruitment awards, retention incentives, non-compete payments or vesting upon change in control (other than addressed above), if the company has provided adequate disclosure and/or a reasonable rationale regarding the relevant plan/award, practice or participation, the recipient’s overall compensation appears reasonable, and the board and/or responsible committee meets exchange standards for independence.  Unless otherwise provided for herein, market practice of the primary country in which a company does business, or in which an employee is serving, as applicable, shall supersede that of the issuer’s domicile.

Consider proposals in connection with such plans or the related issuance of shares in other instances on a CASE-BY-CASE basis.

Remuneration Reports

Generally, withhold support (AGAINST or ABSTAIN as appropriate for specific market and level of concerns identified by the Agent) from remuneration reports that include compensation plans permitting:

(1)          practices or features not supported under these Guidelines, including financial assistance under the conditions described above;

(2)          retesting deemed by the Agent to be excessive relative to market practice (irrespective of the Agent’s support for the report as a whole);

(3)          long-term incentive plans deemed by the Agent to be inadequately based on equity awards (e.g., cash-based plans);

(4)          equity award valuation triggering a negative recommendation from the Agent; or

(5)          provisions for retirement benefits or equity incentive awards to outside directors if not in line with market practice, except that reports will generally be voted FOR if contractual components are reasonably aligned with market practices on a going-forward basis (e.g., existing obligations related to retirement benefits or terms contrary to evolving standards would not preclude support for the report).

Reports receiving the Agent’s support and not triggering the concerns cited above will generally be voted FOR.  Unless otherwise provided for herein, reports not receiving the Agent’s support due to concerns regarding severance/termination payments, “leaver” status, incentive structures and vesting or performance criteria not otherwise supported by these Guidelines shall be considered on a CASE-BY-CASE basis, generally voted FOR if the company has provided a reasonable rationale and/or adequate disclosure regarding the matter(s) under consideration, the recipient’s overall compensation appears reasonable, and the board and/or responsible committee meets exchange standards for independence.  Reports with typically unsupported features may be voted FOR in cases in which the Agent recommends their initial support as the issuer or market transitions to better practices (e.g., having committed to new regulations or governance codes).

Shareholder Proposals Regarding Executive and Director Pay

The Funds’ U.S. Guidelines with respect to such shareholder proposals shall apply.

General Share Issuances

Unless otherwise provided for herein, voting decisions shall generally be based on the Agent’s practice to determine support for general issuance requests (with or without preemptive rights),

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or related requests to repurchase and reissue shares, based on their amount relative to currently issued capital, appropriate volume and duration parameters, and market-specific considerations (e.g., priority right protections in France, reasonable levels of dilution and discount in Hong Kong).  Requests to reissue repurchased shares will not be supported unless a related general issuance request is also supported.

Consider specific issuance requests on a CASE-BY-CASE basis based on the proposed use and the company’s rationale.

Generally, vote AGAINST proposals to issue shares (with or without preemptive rights), convertible bonds or warrants, to grant rights to acquire shares, or to amend the corporate charter relative to such issuances or grants in cases in which concerns have been identified by the Agent with respect to inadequate disclosure, inadequate restrictions on discounts, failure to meet the Agent’s standards for general issuance requests, or authority to refresh share issuance amounts without prior shareholder approval.

Generally, vote AGAINST nonspecific proposals authorizing excessive discretion to a board, as assessed by the Agent.

Increases in Authorized Capital

Unless otherwise provided for herein, voting decisions should generally be based on the Agent’s approach, as follows.  Generally:

•                  Vote FOR nonspecific proposals, including bundled proposals, to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

•                  Vote FOR specific proposals to increase authorized capital, unless:

•                  the specific purpose of the increase (such as a share-based acquisition or merger) does not meet these Guidelines for the purpose being proposed; or

•                  the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

•                  Vote AGAINST proposals to adopt unlimited capital authorizations.

•                  The Agent’s market-specific exceptions to the above parameters (e.g., The Netherlands, due to hybrid market controls) shall be applied.

Preferred Stock

Unless otherwise provided for herein, voting decisions should generally be based on the Agent’s approach, including:

•                  Vote FOR the creation of a new class of preferred stock or issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

•                  Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets the Agent’s guidelines on equity issuance requests.

•                  Vote AGAINST the creation of (1) a new class of preference shares that would carry superior voting rights to the common shares or (2) blank check preferred stock unless the board states that the authorization will not be used to thwart a takeover bid.

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Poison Pills/Protective Preference Shares

Generally, vote AGAINST management proposals in connection with poison pills or anti-takeover activities (e.g., disclosure requirements or issuances, transfers or repurchases) that do not meet the Agent’s standards.  Generally vote in accordance with Agent’s recommendation to withhold support from a nominee in connection with poison pill or anti-takeover considerations when culpability for the actions can be specifically attributed to the nominee.  Generally DO NOT VOTE AGAINST director remuneration in connection with poison pill considerations raised by the Agent.

Waiver on Tender-Bid Requirement

Generally, consider proposals on a CASE-BY-CASE basis seeking a waiver for a major shareholder from the requirement to make a buyout offer to minority shareholders, voting FOR when little concern of a creeping takeover exists and the company has provided a reasonable rationale for the request.

Approval of Financial Statements and Director and Auditor Reports

Generally, vote FOR management proposals seeking approval of financial accounts and reports, unless there is concern about the company’s financial accounts and reporting, which, in the case of related party transactions, would include concerns raised by the Agent regarding consulting agreements with non-executive directors but not severance/termination payments exceeding the Agent’s standards for multiples of annual compensation, provided the recipient’s overall compensation appears reasonable and the board and/or responsible committee meets exchange standards for independence.  Unless otherwise provided for herein, reports not receiving the Agent’s support due to other concerns regarding severance/termination payments not otherwise supported by these Guidelines shall be considered on a CASE-BY-CASE basis, factoring in the merits of the rationale and disclosure provided and generally voted FOR if the overall compensation package and/or program at issue appears reasonable.  Generally, vote AGAINST board-issued reports receiving a negative recommendation from the Agent due to concerns regarding independence of the board or the presence of non-independent directors on the audit committee.  However, generally do not withhold support from such proposals in connection with remuneration practices otherwise supported under these Guidelines or as a means of expressing disapproval of broader practices of the issuer or its board.

Remuneration of Auditors

Generally, vote FOR proposals to authorize the board to determine the remuneration of auditors, unless there is evidence of excessive compensation relative to the size and nature of the company.

Indemnification of Auditors

Generally, vote AGAINST proposals to indemnify auditors.

Ratification of Auditors and Approval of Auditors’ Fees

For Canadian issuers, the Funds’ U.S. Guidelines with respect to auditors and auditor fees shall apply.  For other markets, generally, follow the Agent’s standards for proposals seeking auditor ratification or approval of auditors’ fees, which indicate a vote FOR such proposals for companies in the MSCI EAFE index, provided the level of audit fee disclosure meets the Agent’s

B-45

standards.  In other cases, generally vote FOR such proposals unless there are material concerns raised by the Agent about the auditor’s practices or independence.

Audit Commission

Consider nominees to the audit commission on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such candidates.

Allocation of Income and Dividends

With respect to Japanese companies, consider management proposals concerning allocation of income and the distribution of dividends, including adjustments to reserves to make capital available for such purposes, on a CASE-BY-CASE basis, generally voting with the Agent’s recommendations to support such proposals unless:

•                  the dividend payout ratio has been consistently below 30 percent without adequate explanation; or

•                  the payout is excessive given the company’s financial position.

Consider such proposals by issuers in other markets on a CASE-BY-CASE basis if the Agent makes a negative recommendation.  In any markets, in the event management offers multiple dividend proposals on the same agenda, primary consideration shall be given to input from the relevant Investment Professional(s) and voted with the Agent’s recommendation if no input is received.

Stock (Scrip) Dividend Alternatives

Generally, vote FOR most stock (scrip) dividend proposals, but vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Debt Instruments

Generally, vote AGAINST proposals authorizing excessive discretion, as assessed by the Agent, to a board to issue or set terms for debt instruments (e.g., commercial paper).

Debt Issuance Requests

When evaluating a debt issuance request, the issuing company’s present financial situation is examined.  The main factor for analysis is the company’s current debt-to-equity ratio, or gearing level.  A high gearing level may incline markets and financial analysts to downgrade the company’s bond rating, increasing its investment risk factor in the process.  A gearing level up to 100 percent is considered acceptable.

Generally, vote FOR debt issuances for companies when the gearing level is between zero and 100 percent.  Review on a CASE-BY-CASE basis proposals where the issuance of debt will result in the gearing level being greater than 100 percent, or for which inadequate disclosure precludes calculation of the gearing level, comparing any such proposed debt issuance to industry and market standards, and with voting decisions generally based on the Agent’s approach to evaluating such requests.

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Financing Plans

Generally, vote FOR the adoption of financing plans if they are in the best economic interests of shareholders.

Related Party Transactions

Consider related party transactions on a CASE-BY-CASE basis.  Generally, vote FOR approval of such transactions unless the agreement requests a strategic move outside the company’s charter or contains unfavorable or high-risk terms (e.g., deposits without security interest or guaranty).

Approval of Donations

Generally, vote AGAINST such proposals unless adequate, prior disclosure of amounts is provided; if so, single- or multi-year authorities may be supported.

Capitalization of Reserves

Generally, vote FOR proposals to capitalize the company’s reserves for bonus issues of shares or to increase the par value of shares.

Investment of Company Reserves

These proposals should generally be analyzed on a CASE-BY-CASE basis, with primary consideration given to input from the Investment Professional(s) for a given Fund.

Article Amendments

Review on a CASE-BY-CASE basis all proposals seeking amendments to the articles of association.

Generally, vote FOR an article amendment if:

•                  it is editorial in nature;

•                  shareholder rights are protected;

•                  there is negligible or positive impact on shareholder value;

•                  management provides adequate reasons for the amendments or the Agent otherwise supports management’s position;

•                  it seeks to discontinue and/or delist a form of the issuer’s securities in cases in which the relevant Fund does not hold the affected security type; or

•                  the company is required to do so by law (if applicable).

Generally, vote AGAINST an article amendment if:

•                  it removes or lowers quorum requirements for board or shareholder meetings below levels recommended by the Agent;

•                  it reduces relevant disclosure to shareholders;

•                  it seeks to align the articles with provisions of another proposal not supported by these Guidelines;

•                  it is not supported under these Guidelines, is presented within a bundled proposal, and the Agent deems the negative impact, on balance, to outweigh any positive impact; or

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•                  it imposes a negative impact on existing shareholder rights, including rights of the Funds, to the extent that any positive impact would not be deemed by the Agent to be sufficient to outweigh removal or diminution of such rights.

With respect to article amendments for Japanese companies:

•                  Generally vote FOR management proposals to amend a company’s articles to expand its business lines.

•                  Generally vote FOR management proposals to amend a company’s articles to provide for an expansion or reduction in the size of the board, unless the expansion/reduction is clearly disproportionate to the growth/decrease in the scale of the business or raises anti-takeover concerns.

•                  If anti-takeover concerns exist, generally vote AGAINST management proposals, including bundled proposals, to amend a company’s articles to authorize the Board to vary the annual meeting record date or to otherwise align them with provisions of a takeover defense.

•                  Generally follow the Agent’s guidelines with respect to management proposals regarding amendments to authorize share repurchases at the board’s discretion, voting AGAINST proposals unless there is little to no likelihood of a “creeping takeover” (major shareholder owns nearly enough shares to reach a critical control threshold) or constraints on liquidity (free float of shares is low), and where the company is trading at below book value or is facing a real likelihood of substantial share sales; or where this amendment is bundled with other amendments which are clearly in shareholders’ interest.

Other Business

In connection with global proxies, vote in accordance with the Agent’s market-specific recommendations on management proposals for Other Business, generally AGAINST.

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ING INVESTORS TRUST
7337 East Doubletree Ranch Road

Scottsdale, AZ 85258

800-366-0066

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2009

ING LifeStyle Conservative Portfolio

ING LifeStyle Moderate Portfolio

ING LifeStyle Moderate Growth Portfolio

ING LifeStyle Growth Portfolio

ING LifeStyle Aggressive Growth Portfolio

Adviser Class, Institutional Class, Service Class and Service 2 Class Shares

This Statement of Additional Information (“SAI”) relates to the series listed above (each, a “Portfolio,” and collectively, the “LifeStyle Portfolios”) of ING Investors Trust (“Trust”).  A prospectus or prospectuses (each, a “Prospectus” and collectively, the “Prospectuses”) for the LifeStyle Portfolios, dated May 1, 2009, that provide the basic information you should know before investing in the LifeStyle Portfolios, may be obtained without charge from the LifeStyle Portfolios or the LifeStyle Portfolios’ principal underwriter, ING Funds Distributor, LLC (“ING Funds Distributor” or “Distributor”) at the address written above.  This SAI is not a prospectus, but is incorporated therein by reference and should be read in conjunction with the Prospectuses dated May 1, 2009 which have been filed with the U.S. Securities and Exchange Commission (“SEC”).  Capitalized terms not defined in this SAI are used as defined terms in the Prospectuses.

The information in this SAI expands on information contained in the Prospectuses and any supplements thereto.  Copies of the LifeStyle Portfolios’ Prospectuses and annual or un-audited semi-annual shareholder reports may be obtained upon request and without charge by contacting the Trust at the address or phone number written above.  The LifeStyle Portfolios’ financial statements and the independent registered public accounting firm’s report thereon, included in the annual shareholder report dated December 31, 2008, are incorporated herein by reference.

Shares of the LifeStyle Portfolios are sold to insurance company separate accounts, so that the LifeStyle Portfolios may serve as investment options under variable life insurance policies and variable annuity contracts issued by insurance companies (“Variable Contracts”).  The LifeStyle Portfolios also may sell their shares to certain other investors, such as qualified pension and retirement plans (“Qualified Plans”), insurance companies, and any investment adviser to the LifeStyle Portfolios as well as to the general accounts of any insurance company whose separate account holds shares of the LifeStyle Portfolios.  Shares of the LifeStyle Portfolios are currently offered to separate accounts (“Variable Accounts”) of insurance companies that are subsidiaries of ING Groep N.V.  For information on allocating premiums and cash values under the terms of the Variable Contracts, see the prospectus for your Variable Contract.

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INTRODUCTION	1
HISTORY OF THE TRUST	1
DESCRIPTION OF SECURITIES AND INVESTMENT TECHNIQUES	1
INVESTMENT RESTRICTIONS	52
MANAGEMENT OF THE TRUST	54
BOARD	62
ADVISER	67
ASSET ALLOCATION COMMITTEE
INFORMATION ABOUT ING INVESTMENT MANAGEMENT, CO.
EXPENSE LIMITATION AGREEMENT	69
ADMINISTRATOR	69
DISTRIBUTION OF TRUST SHARES	70
CODE OF ETHICS	73
DISCLOSURE OF THE LIFESTYLE PORTFOLIOS’ PORTFOLIO SECURITIES	73
PROXY VOTING PROCEDURES	75
PORTFOLIO TRANSACTIONS
PORTFOLIO TURNOVER	80
NET ASSET VALUE	80
PERFORMANCE INFORMATION	82
TAXES	84
OTHER INFORMATION	87
FINANCIAL STATEMENTS	89
APPENDIX A: DESCRIPTION OF BOND RATINGS	A-1
APPENDIX B: PROXY VOTING PROCEDURES AND GUIDELINES	B-1

1

INTRODUCTION

This SAI is designed to elaborate upon information contained in the Prospectuses for the Adviser Class (“ADV Class”), Institutional Class (“Class I”), Service Class (“Class S”) and Service 2 Class shares of the LifeStyle Portfolios, including the discussion of certain securities and investment techniques. The more detailed information contained in this SAI is intended solely for investors who have read the Prospectuses and are interested in a more detailed explanation of certain aspects of some of the LifeStyle Portfolios’ securities and some investment techniques.  Some of the LifeStyle Portfolios’ investment techniques are described only in the Prospectuses and are not repeated herein.  Unless otherwise noted, a Portfolio may invest up to 5% of its net assets in any type of security or investment not specifically noted in the Prospectuses or this SAI that the investment adviser, ING Investments, LLC (“ING Investments”) reasonably believes is compatible with the investment objectives and polices of that Portfolio.  Captions and defined terms in this SAI generally correspond to like captions and terms in the Prospectuses.  Terms not defined herein have the meanings given to them in the Prospectuses.

HISTORY OF THE TRUST

The Trust is a Massachusetts business trust established under an Agreement and Declaration of Trust dated August 3, 1988, as an open-end management investment company and currently consists of 62 investment portfolios.  The Trust is authorized to issue multiple Portfolios and classes of shares, each with different investment objectives, policies and restrictions.  This SAI pertains only to the following five Portfolios:  ING LifeStyle Conservative Portfolio, ING LifeStyle Moderate Portfolio, ING LifeStyle Moderate Growth Portfolio, ING LifeStyle Growth Portfolio and ING LifeStyle Aggressive Growth Portfolio.

Effective May 1, 2003, the name of the Trust changed from The GCG Trust to ING Investors Trust.  On January 31, 1992, the name of the Trust was changed from The Specialty Managers Trust to The GCG Trust.

DESCRIPTION OF SECURITIES AND INVESTMENT TECHNIQUES

The LifeStyle Portfolios normally invest all of their assets in shares of other ING mutual funds (“Underlying Funds”), as described in the Prospectuses. The investment techniques described below may be pursued directly by the Underlying Funds. As a general matter, the LifeStyle Portfolios do not invest directly in securities. However, the LifeStyle Portfolios are subject to the risks described below indirectly through their investment in the Underlying Funds.  The Underlying Funds may use any or all of these techniques at any one time, and the fact that an Underlying Fund may use a technique does not mean that the technique will be used.  An Underlying Fund’s transactions in a particular type of security or use of a particular technique is subject to limitations imposed by the Underlying Fund’s investment objective, policies and restrictions described in the Underlying Fund’s Prospectus and/or SAI, as well as the federal securities laws.

FIXED-INCOME INVESTMENTS

Adjustable Rate Mortgage Securities

Certain of the Underlying Funds may invest in adjustable rate mortgage securities (“ARMS”).  ARMS are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates. Generally, ARMS have a specified maturity date and amortize principal over their life. In periods of declining interest rates, there is a reasonable likelihood that ARMS will experience increased rates of prepayment of principal. However, the major difference between ARMS and fixed-rate mortgage securities is that the interest rate and the rate of amortization of principal of ARMS can and do change in accordance with movements in a particular, pre-specified, published interest rate index.

The amount of interest on ARMS is calculated by adding a specified amount, the “margin,” to the index, subject to limitations on the maximum and minimum interest that can be charged to the mortgagor during the

1

life of the mortgage or to maximum and minimum changes to that interest rate during a given period. Because the interest rate on ARMS generally moves in the same direction as market interest rates, the market value of ARMS tends to be more stable than that of long-term fixed-rate securities.

There are two main categories of indices which serve as benchmarks for periodic adjustments to coupon rates on ARMS: those based on U.S. Treasury securities and those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of LifeStyle Portfolios, the National Median Cost of LifeStyle Portfolios, the one-month or three-month London Interbank Offered Rate (“LIBOR”), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Home Loan Bank Cost of Funds index (often related to ARMS issued by Federal National Mortgage Association), tend to lag changes in market rate levels and tend to be somewhat less volatile.

Agency Mortgage Securities

Certain of the Underlying Funds may invest in mortgage-backed securities issued or guaranteed by the U.S. government, foreign governments or any of their agencies, instrumentalities or sponsored enterprises.  There are several types of agency mortgage securities currently available, including, but not limited to, guaranteed mortgage pass-through certificates and multiple class securities.

Asset-Backed Securities

Certain of the Underlying Funds may invest in asset-back securities. Asset-backed securities represent individual interests in pools of consumer loans, home equity loans, trade receivables, credit card receivables, and other debt and are similar in structure to mortgage-backed securities. The assets are securitized either in a pass-through structure (similar to a mortgage pass-through structure) or in a pay-through structure (similar to a collateralized mortgage obligation structure). Asset-backed securities may be subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of certain types of loans underlying asset-backed securities can be expected to accelerate. Accordingly, an Underlying Fund’s ability to maintain positions in these securities will be affected by reductions in the principal amount of the securities resulting from prepayments, and the Underlying Fund must reinvest the returned principal at prevailing interest rates, which may be lower. Asset-backed securities may also be subject to extension risk during periods of rising interest rates.  In the case of privately-issued mortgage-related and asset-backed securities, the LifeStyle Portfolios take the position that such instruments do not represent interests in any particular industry or group of industries.

Asset-backed securities entail certain risks not presented by mortgage-backed securities. The collateral underlying asset-backed securities may be less effective as security for payments than real estate collateral. Debtors may have the right to set off certain amounts owed on the credit cards or other obligations underlying the asset-backed security, or the debt holder may not have a first (or proper) security interest in all of the obligations backing the receivable because of the nature of the receivable or state or federal laws protecting the debtor. Certain collateral may be difficult to locate in the event of default, and recoveries on depreciated or damaged collateral may not fully cover payments due on these securities.

Asset-backed securities can also include collateralized putable notes (“CPNs”).  CPNs represent interests in the most senior tranche of collateralized debt obligations and benefit from a put option provided by a highly rated counterparty.  CPNs are also backed by interests in various assets, including other asset-backed securities, residential mortgage-backed securities, collateralized mortgage-backed securities, and other instruments.

2

Banking Industry and Savings Industry Obligations

Certain of the Underlying Funds may invest in: (1) certificates of deposit, time deposits, bankers’ acceptances, and other short-term debt obligations issued by commercial banks; and in (2) certificates of deposit, time deposits, and other short-term debt obligations issued by savings and loan associations (“S&Ls”).  Certain of the Underlying Funds also may invest in obligations of foreign branches of commercial banks and foreign banks so long as the securities are U.S. dollar-denominated, and others may invest in obligations of foreign branches of commercial banks and foreign banks if the securities are not U.S. dollar-denominated. See “Foreign Investments” discussion in this SAI for further information regarding risks attendant with investment in foreign securities.

Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, which are normally drawn by an importer or exporter to pay for specific merchandise, and which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed-time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed-time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed-time deposit to a third party, because there is no market for such deposits. An Underlying Fund will not invest in fixed-time deposits (1) which are not subject to prepayment; or (2) which provide for withdrawal penalties upon prepayment (other than overnight deposits), if, in the aggregate, more than 10% or 15%, depending on the Underlying Fund, of its net assets would be invested in such deposits, in repurchase agreements maturing in more than seven days, and in other illiquid assets.

Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of U.S. banks, which include: (1) the possibility that their liquidity could be impaired because of future political and economic developments; (2) their obligations may be less marketable than comparable obligations of U.S. banks; (3) a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; (4) foreign deposits may be seized or nationalized; (5) foreign governmental restrictions, such as exchange controls, may be adopted which might adversely affect the payment of principal and interest on those obligations; and (6) the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks and/or because the accounting, auditing, and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks.  Foreign banks are not generally subject to examination by any U.S. government agency or instrumentality.

Certain of the Underlying Funds invest only in bank and S&L obligations as specified in that Underlying Fund’s investment policies.  Other Underlying Funds will not invest in obligations issued by a commercial bank or S&L unless:

(i)            the bank or S&L has total assets of at least $1 billion, or the equivalent in other currencies, and the institution has outstanding securities rated A or better by Moody’s or Standard and Poor’s, or, if the institution has no outstanding securities rated by Moody’s or Standard & Poor’s, it has, in the determination of the sub-adviser, similar creditworthiness to institutions having outstanding securities so rated;

(ii)         in the case of a U.S. bank or S&L, its deposits are insured by the Federal Deposit Insurance Corporation (“FDIC”) or the Savings Association Insurance Fund (“SAIF”), as the case may be; and

(iii)      in the case of a foreign bank, the security is, in the determination of the sub-adviser, of an investment quality comparable with other debt securities that may be purchased by the Underlying Fund.  These limitations do not prohibit investments in securities issued by foreign branches of U.S. banks,

3

provided such U.S. banks meet the foregoing requirements.

Brady Bonds

Certain of the Underlying Funds may invest in Brady Bonds.  “Brady Bonds” are created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the “Brady Plan”). Brady Bonds are not considered U.S. government securities and are considered speculative.  Brady Bonds may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and are actively traded in the over-the-counter secondary market.

Certain Brady Bonds may be collateralized as to principal due at maturity by U.S. Treasury zero-coupon bonds with a maturity equal to the final maturity of the bonds, although the collateral is not available to investors until the final maturity of the bonds.  Collateral purchases are financed by the International Monetary Fund, the World Bank and the debtor nation’s reserves.  Although Brady Bonds may be collateralized by U.S. government securities, the U.S. government does not guarantee the repayment of principal and interest.  In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities in countries issuing Brady Bonds, investments in Brady Bonds may be viewed as speculative.  Brady Bonds acquired by an Underlying Fund might be subject to restructuring arrangements or to requests for new credit, which may reduce the value of the Brady Bonds held by the Underlying Fund.

Collateralized Debt Obligations

Certain of the Underlying Funds may invest in collateralized debt obligations (“CDOs”), which includes collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield.  The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which an Underlying Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized as illiquid securities; however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions.  In addition to the normal risks associated with fixed-income securities discussed elsewhere in this SAI and the Prospectus (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Underlying Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

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Collateralized Mortgage Obligations

Certain of the Underlying Funds may invest in collateralized mortgage obligations (“CMOs”). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal are paid, in most cases, semi-annually.  CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the Government National Mortgage Association, the Federal Home Loan Mortgage Corporation, or the Federal National Mortgage Association (each as described below), and their income streams.

CMOs are structured into multiple classes, each bearing a different stated maturity.  Actual maturity and average life will depend upon the prepayment experience of the collateral.  CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid.  Monthly payment of principal received from the pool of underlying investors, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired.  An investor is partially guarded against a sooner-than-desired return of principal because of the sequential payments.

In a typical CMO transaction, a corporation (“issuer”) issues multiple portfolios (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”).  The Collateral is pledged to a third-party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z.  The portfolio A, B, and C Bonds all bear current interest.  Interest on the portfolio Z Bond is accrued and added to the principal; a like amount is paid as principal on the portfolio A, B, or C Bond currently being paid off. When the portfolio A, B, and C Bonds are paid in full, interest and principal on the portfolio Z Bond begin to be paid currently.  With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or S&Ls) to borrow against their loan portfolios.

Commercial Mortgage-Backed Securities

Certain of the Underlying Funds may invest in commercial mortgage-backed securities.  Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property.  The market for commercial mortgage-backed securities has developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants.  Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Commercial Paper

Commercial paper consists of short-term (usually from 1- to 270-days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

All of the Underlying Funds may invest in commercial paper (including variable rate master demand notes and extendable commercial notes (“ECN”)), denominated in U.S. dollars, issued by U.S. corporations or foreign corporations.  Unless otherwise indicated in the investment policies for an Underlying Fund, an Underlying Fund may invest in commercial paper (i) rated, at the date of investment, Prime-1 or Prime-2 by Moody’s Investors Service, Inc. (“Moody’s”) or A-1 or A-2 by Standard & Poor’s Ratings Services (“Standard & Poor’s

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or “S&P”); (ii) if not rated by either Moody’s or Standard & Poor’s, issued by a corporation having an outstanding debt issue rated A or better by Moody’s or Standard & Poor’s; or (iii) if not rated, are determined to be of an investment quality comparable to rated commercial paper in which an Underlying Fund may invest.

Commercial paper obligations may include variable rate master demand notes.  These notes are obligations that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements between an Underlying Fund, as lender, and the borrower.  These notes permit daily changes in the amounts borrowed.  The lender has the right to increase or to decrease the amount under the note at any time up to the full amount provided by the note agreement; and the borrower may prepay up to the full amount of the note without penalty.  Because variable amount master demand notes are direct lending arrangements between the lender and borrower, and because no secondary market exists for those notes, such instruments will probably not be traded.  However, the notes are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time.  In connection with master demand note arrangements, the sub-adviser that invests in commercial paper will monitor, on an ongoing basis, the earning power, cash flow, and other liquidity ratios of the borrower and its ability to pay principal and interest on demand.  The sub-adviser also will consider the extent to which the variable amount master demand notes are backed by bank letters of credit.  These notes generally are not rated by Moody’s or Standard & Poor’s; the Underlying Fund may invest in them only if the sub-adviser believes that at the time of investment, the notes are of comparable quality to the other commercial paper in which the Underlying Fund may invest.  Master demand notes are considered by the Underlying Fund to have a maturity of one day, unless the sub-adviser has reason to believe that the borrower could not make immediate repayment upon demand.  See Appendix A for a description of Moody’s and Standard & Poor’s ratings applicable to commercial paper.  For purposes of limitations on purchases of restricted securities, commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933, as amended (“1933 Act”) as part of a private placement that meets liquidity standards under procedures adopted by the Trust’s Board of Trustees (“Board”) shall not be considered to be restricted.

Corporate Debt Securities

Certain of the Underlying Funds may invest in corporate debt securities, as stated in the Underlying Funds’ investment objectives and policies in the relevant Prospectuses or in this SAI.  Corporate debt securities include corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities.  Some Underlying Funds’ may invest only in debt securities that are investment-grade, i.e., rated BBB or better by Standard & Poor’s or Baa or better by Moody’s, or, if not rated by S&P or Moody’s, of equivalent quality as determined by the sub-adviser.

The investment return on a corporate debt security reflects interest earnings and changes in the market value of the security. The market value of corporate debt obligations may be expected to rise and fall inversely with interest rates generally.  There also is a risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. Bonds rated BBB or Baa, which are considered medium-grade category bonds, do not have economic characteristics that provide the high degree of security with respect to payment of principal and interest associated with higher rated bonds, and generally have some speculative characteristics.  A bond will be placed in this rating category where interest payments and principal security appear adequate for the present, but economic characteristics that provide longer term protection may be lacking. Any bond, and particularly those rated BBB or Baa, may be susceptible to changing conditions, particularly to economic downturns, which could lead to a weakened capacity to pay interest and principal.

New issues of certain debt securities are often offered on a when-issued or firm-commitment basis; that is, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment, but delivery and payment for the securities normally take place after the customary settlement time.  The value of when-issued securities or securities purchased on a firm-commitment basis may vary prior to and after delivery depending on market conditions and changes in interest rate levels.  However, the Underlying Fund will not accrue any income on these securities prior to delivery.  The Underlying Fund will maintain in a segregated

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account with its custodian, or earmark on its records, an amount of cash or high quality debt securities equal (on a daily marked-to-market basis) to the amount of its commitment to purchase the when-issued securities or securities purchased on a firm-commitment basis.

Moody’s or Standard & Poor’s do not rate many securities of foreign issuers; therefore, the selection of such securities depends, to a large extent, on the credit analysis performed or used by the sub-adviser of the Underlying Fund.

Credit-Linked Notes

Certain of the Underlying Funds may invest in credit-linked notes (“CLN”). A CLN is generally issued by one party with a credit option, or risk, linked to a second party.  The embedded credit option allows the first party to shift a specific credit risk to the CLN holder, or an Underlying Fund in this case. The CLN is issued by a trust, a special purpose vehicle, collateralized by AAA-rated securities. Because of its high ratings, a CLN may be purchased by an Underlying Fund in accordance with its investment objective.  The CLN’s price or coupon is linked to the performance of the reference asset of the second party. Generally, the CLN holder receives either a fixed or floating coupon rate during the life of the CLN and par at maturity. The cash flows are dependent on specified credit-related events. Should the second party default or declare bankruptcy, the CLN holder will receive an amount equivalent to the recovery rate. The CLN holder bears the risk of default by the second party and any unforeseen movements in the reference asset, which could lead to loss of principal and receipt of interest payments. In return for these risks, the CLN holder receives a higher yield. As with most derivative investments, valuation of a CLN is difficult due to the complexity of the security (i.e., the embedded option is not easily priced).  The Underlying Fund cannot assure that it can implement a successful strategy regarding this type of investment.

Custodial Receipts and Trust Certificates

Certain of the Underlying Funds may invest in custodial receipts with respect to securities issued or guaranteed as to principal and interest by the U.S. government, its agencies, instrumentalities, political subdivisions or authorities.  These custodial receipts are known by various names, including “Treasury Receipts,” “Treasury Investors Growth Receipts” (“TIGRs”), and “Certificates of Accrual on Treasury Securities” (“CATs”).

Certain of the Underlying Funds may purchase custodial receipts representing the right to receive either the principal amount or the periodic interest payments or both with respect to specific underlying municipal bonds.  In a typical custodial receipt arrangement, an issuer or third party owner of municipal bonds deposits the bonds with a custodian in exchange for two classes of custodial receipts. The two classes have different characteristics, but, in each case, payments on the two classes are based on payments received on the underlying municipal bonds. In no event will the aggregate interest paid with respect to the two classes exceed the interest paid by the underlying municipal bond.  Custodial receipts are sold in private placements. The value of a custodial receipt may fluctuate more than the value of a municipal bond of comparable quality and maturity.

The custodial receipts and trust certificates may be underwritten by securities dealers or banks, representing interests in securities held by a custodian or trustee. The securities so held may include U.S. government securities, municipal securities or other types of securities in which the Underlying Fund may invest. The custodial receipts or trust certificates may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee.  For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. government or other issuers of the securities held by the custodian or trust. As a holder of custodial receipts and trust certificates, the Underlying Fund will bear its proportionate share of the fees and expenses charged to the custodial account or trust. Certain of the Underlying Funds also may invest in separately issued interests in custodial receipts and trust certificates.

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Although under the terms of a custodial receipt an Underlying Fund would be typically authorized to assert its rights directly against the issuer of the underlying obligation, the Underlying Fund could be required to assert through the custodian bank those rights as may exist against the underlying issuers.  Thus, in the event an underlying issuer fails to pay principal and/or interest when due, the Underlying Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Underlying Fund had purchased a direct obligation of the issuer.  In addition, in the event that the trust or custodial account in which the underlying securities have been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying securities would be reduced in recognition of any taxes paid.

Certain custodial receipts and trust certificates may be synthetic or derivative instruments that have interest rates that reset inversely to changing short-term rates and/or have embedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate. Because some of these instruments represent relatively recent innovations, and the trading market for these instruments is less developed than the markets for traditional types of instruments, it is uncertain how these instruments will perform under different economic and interest-rate scenarios. Also, because these instruments may be leveraged, their market values may be more volatile than other types of municipal instruments and may present greater potential for capital gain or loss. The possibility of default by an issuer or the issuer’s credit provider may be greater for these derivative instruments than for other types of instruments. In some cases, it may be difficult to determine the fair value of a derivative instrument because of a lack of reliable objective information and an established secondary market for some instruments may not exist. In many cases, the Internal Revenue Service (“IRS”) has not ruled on whether the interest received on a tax-exempt derivative instrument is tax-exempt and, accordingly, purchases of such instruments by the Underlying Funds are based on the opinion of counsel to the sponsors of the instruments.

Delayed Funding Loans and Revolving Credit Facilities

Certain of the Underlying Funds may enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term.  A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility.  Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest.  These commitments may have the effect of requiring the Underlying Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the Underlying Fund is committed to advancing additional funds, it will at all times segregate assets, determined to be liquid by the sub-adviser in accordance with procedures established by the Board, in an amount sufficient to meet such commitments.  Certain of the Underlying Funds may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Underlying Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.  The Underlying Fund will treat delayed funding loans and revolving credit facilities for which there is no readily available market as illiquid for purposes of the Underlying Fund’s limitation on illiquid investments.  Delayed funding loans and revolving credit facilities are considered to be debt obligations for purposes of the Underlying Fund’s investment restriction relating to the lending of funds or assets.

Eurodollar and Yankee Dollar Instruments

Certain of the Underlying Funds may invest in Eurodollar and Yankee Dollar instruments.  Eurodollar instruments are bonds that pay interest and principal in U.S. dollars held in banks outside the United States,

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primarily in Europe. Eurodollar instruments are usually issued on behalf of multinational companies and foreign governments by large underwriting groups composed of banks and issuing houses from many countries. Yankee Dollar instruments are U.S. dollar-denominated bonds issued in the United States by foreign banks and corporations. These investments involve risks that are different from investments in securities issued by U.S. issuers. (See, “Foreign Investments.”)

Event-Linked Bonds

Certain of the Underlying Funds may invest in event-linked bonds.  Event-linked bonds are fixed-income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake or other physical or weather-related phenomenon. Some event-linked bonds are commonly referred to as “catastrophe bonds.”  If a trigger event occurs, the Underlying Fund may lose a portion or all of its principal invested in the bond.  Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred.  Event-linked bonds may also expose the Underlying Fund to certain unanticipated risks including, but not limited to, issuer (credit) default, adverse regulatory or jurisdictional interpretation, and adverse tax consequences.  Event-linked bonds may also be subject to liquidity risk.

Floating or Variable Rate Instruments

Certain of the Underlying Funds may invest in floating or variable rate instruments. Floating or variable rate bonds normally provide that the holder can demand payment of the obligation on short notice at par with accrued interest.  Such bonds are frequently secured by letters of credit or other credit support arrangements provided by banks.  Floating or variable rate instruments provide for adjustments in the interest rate at specified intervals (weekly, monthly, semiannually, etc.).  An Underlying Fund would anticipate using these bonds as cash equivalents, pending longer-term investment of its funds.  Other longer term fixed-rate bonds, with a right of the holder to request redemption at certain times (often annually, after the lapse of an intermediate term), may also be purchased by an Underlying Fund.  These bonds are more defensive than conventional long-term bonds (protecting to some degree against a rise in interest rates), while providing greater opportunity than comparable intermediate term bonds since the Underlying Fund may retain the bond if interest rates decline.  By acquiring these kinds of bonds, an Underlying Fund obtains the contractual right to require the issuer of the security, or some other person (other than a broker or dealer), to purchase the security at an agreed upon price, which right is contained in the obligation itself rather than in a separate agreement with the seller or some other person.

FNMA and FHLMC Mortgage-Backed Obligations

Certain of the Underlying Funds may invest in Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corporation (“FHLMC”) mortgage-backed obligations. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include the FNMA and the FHLMC.  FNMA, a federally chartered and privately owned corporation, issues pass-through securities representing interests in a pool of conventional mortgage loans.  FNMA guarantees the timely payment of principal and interest, but this guarantee is not backed by the full faith and credit of the U.S. government.  FNMA also issues real estate mortgage investment conduits (“REMICs”) certificates (“REMIC Certificates”), which represent an interest in a trust funded with FNMA Certificates. REMIC Certificates are guaranteed by FNMA, and not by the full faith and credit of the U.S. government.

FNMA is a government-sponsored corporation owned entirely by private stockholders.  It is subject to general regulation by the Secretary of Housing and Urban Development.  FNMA conventional (i.e., not insured or guaranteed by any government agency) purchases residential mortgages from a list of approved seller/servicers that include state and federally chartered S&Ls, mutual savings banks, commercial banks, credit unions, and mortgage bankers.  FHLMC, a corporate instrumentality of the United States, was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing.  Its stock is owned by

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the twelve Federal Home Loan Banks.  FHLMC issues Participation Certificates (“PCs”) which represent interests in conventional mortgages from FHLMC’s national portfolio.  FHLMC guarantees the timely payment of interest and ultimate collection of principal and maintains reserves to protect holders against losses due to default.  PCs are not backed by the full faith and credit of the U.S. government.  As is the case with Government National Mortgage Association Certificates, the actual maturity and realized yield on particular FNMA and FHLMC pass-through securities will vary based on the prepayment experience of the underlying pool of mortgages.

Foreign Bank Obligations

Certain of the Underlying Funds may invest in foreign bank obligations. Obligations of foreign banks and foreign branches of U.S. banks involve somewhat different investment risks from those affecting obligations of U.S. banks, including the possibilities that liquidity could be impaired because of future political and economic developments; the obligations may be less marketable than comparable obligations of U.S. banks; a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; foreign deposits may be seized or nationalized; foreign governmental restrictions (such as foreign exchange controls) may be adopted which might adversely affect the payment of principal and interest on those obligations; and the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks. In addition, the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. In that connection, foreign banks are not subject to examination by any U.S. government agency or instrumentality.

Foreign Mortgage-Related Securities

Certain of the Underlying Funds may invest in foreign mortgage-related securities. Foreign mortgage-related securities are interests in pools of mortgage loans made to residential home buyers domiciled in a foreign country. These include mortgage loans made by trust and mortgage loan companies, credit unions, chartered banks, and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (e.g., Canada Mortgage and Housing Corporation and First Australian National Mortgage Acceptance Corporation Limited). The mechanics of these mortgage-related securities are generally the same as those issued in the United States. However, foreign mortgage markets may differ materially from the U.S. mortgage market with respect to matters such as the sizes of loan pools, pre-payment experience, and maturities of loans.

Government National Mortgage Association (“GNMA”) Certificates

Certain of the Underlying Funds may invest in GNMA Certificates (“GNMA Certificates”).  GNMA Certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans on which timely payment of interest and principal is guaranteed by the full faith and credit of the U.S. government.  GNMA is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as S&Ls, commercial banks, and mortgage bankers) and backed by pools of Federal Housing Administration-insured or Veterans Administration-guaranteed mortgages.

Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates.  Instead, these securities provide a periodic payment which consists of both interest and principal payments.  In effect, these payments are a “pass-through” of the periodic payments made by the individual borrowers on the residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred.  Mortgage-backed securities issued by GNMA are described as “modified pass-through” securities.  These securities entitle the holder to

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receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates, regardless of whether or not the mortgagor actually makes the payment. Although GNMA guarantees timely payment even if homeowners delay or default, tracking the “pass-through” payments may, at times, be difficult. Expected payments may be delayed due to the delays in registering the newly traded paper securities.  The custodian’s policies for crediting missed payments while errant receipts are tracked down may vary.  Other mortgage-backed securities, such as those of the FHLMC and the FNMA, trade in book-entry form and should not be subject to the risk of delays in timely payment of income.

Although the mortgage loans in the pool will have maturities of up to 30 years, the actual average life of the GNMA Certificates typically will be substantially less because the mortgages will be subject to normal principal amortization and may be prepaid prior to maturity.  Early repayments of principal on the underlying mortgages may expose the Underlying Fund to a lower rate of return upon reinvestment of principal.  Prepayment rates vary widely and may be affected by changes in market interest rates.  In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the GNMA Certificates.  Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the GNMA Certificates. Accordingly, it is not possible to accurately predict the average life of a particular pool.  Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current rates, GNMA Certificates can be less effective than typical bonds of similar maturities at “locking in” yields during periods of declining interest rates, although they may have comparable risks of decline in value during periods of rising interest rates.

Guaranteed Investment Contracts

Certain of the Underlying Funds may invest in guaranteed investment contracts (“GICs”).  GICs are issued by insurance companies.  Pursuant to such contracts, an Underlying Fund makes cash contributions to a deposit portfolio of the insurance company’s general account.  The insurance company then credits to the Underlying Fund on a monthly basis guaranteed interest, which is based on an index.  The GICs provide that this guaranteed interest will not be less than a certain minimum rate.  The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit portfolio.  In addition, because an Underlying Fund may not receive the principal amount of a GIC from the insurance company on seven days’ notice or less, the GIC is considered an illiquid investment, and, together with other instruments invested in by an Underlying Fund which are not readily marketable, will not exceed the allowable limit for illiquid securities. The term of a GIC will be one year or less. In determining average weighted portfolio maturity, a GIC will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate.

High-Yield Bonds

Certain of the Underlying Funds may invest in high-yield bonds.  “High-Yield Bonds” (commonly referred to as “junk bonds”), are bonds rated lower than Baa3 by Moody’s or BBB- by Standard & Poor’s, or, if not rated by Moody’s or Standard & Poor’s, of equivalent quality.  In general, high-yield bonds are not considered to be investment-grade and investors should consider the risks associated with high-yield bonds before investing in a Portfolio that invests in an Underlying Fund that holds high-yield securities in its portfolio. Investment in such securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but it also typically entails greater price volatility and principal and income risk.

Investment in high-yield bonds involves special risks in addition to the risks associated with investments in higher rated debt securities.  High-yield bonds are regarded as predominately speculative with respect to the issuer’s continuing ability to meet principal and interest payments.  Many of the outstanding high-yield bonds have not endured a lengthy business recession.  A long-term track record on bond default rates, such as that for investment-grade corporate bonds, does not exist for the high-yield market.  Analysis of the creditworthiness

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of issuers of debt securities, and the ability of an Underlying Fund to achieve its investment objective may, to the extent of investment in high-yield bonds, be more dependent upon such creditworthiness analysis than would be the case if the Underlying Fund were investing in higher quality bonds.

High-yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment-grade bonds.  The prices of high-yield bonds have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse downturns or individual corporate developments.  A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high-yield bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities.  If an issuer of high-yield bonds defaults, in addition to risking payment of all or a portion of interest and principal, the Underlying Fund may incur additional expenses to seek recovery.  In the case of high-yield bonds structured as zero-coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities that pay interest periodically and in cash.  There are also special tax considerations associated with investing in high-yield securities structured as zero-coupon or pay-in-kind securities.

The secondary market in which high-yield bonds are traded may be less liquid than the market for higher-grade bonds.  Less liquidity in the secondary trading market could adversely affect the price at which the Underlying Fund could sell a high-yield bond and could adversely affect and cause large fluctuations in the daily net asset value (“NAV”) of the Underlying Fund’s shares.  Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield bonds, especially in a thinly traded market.  When secondary markets for high-yield bonds are less liquid than the market for higher grade bonds, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

There are also certain risks involved in using credit ratings for evaluating high-yield bonds.  For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high-yield bonds.  Also, credit rating agencies may fail to reflect subsequent events.

Industrial Development and Pollution Control Bonds

Certain of the Underlying Funds may invest in tax-exempt industrial development bonds and pollution control bonds, which are revenue bonds and generally are not payable from the unrestricted revenues of an issuer.  They are issued by or on behalf of public authorities to raise money to finance privately operated facilities for business, manufacturing, housing, sport complexes, and pollution control.  Consequently, the credit quality of these securities is dependent upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations.

Inflation-Indexed Bonds

Certain of the Underlying Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation.  If the index measuring inflation falls, the principal will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.  Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds.  For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of

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inflation-indexed bonds. Short-term increases in inflation may lead to a decline in value. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Loan Participations and Assignments

Certain of the Underlying Funds may purchase participations in commercial loans.  Such indebtedness may be secured or unsecured.  Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates.  Certain of the Underlying Funds may participate in such syndications, or can buy part of a loan, becoming a part lender.  The participation interests in which the Underlying Funds intend to invest may not be rated by any nationally recognized rating service.

When purchasing loan participations, the Underlying Funds may assume the credit risk associated with the corporate borrower, and may assume the credit risk associated with an interposed bank or other financial intermediary.  Unless, under the terms of a loan or other indebtedness an Underlying Fund has direct recourse against a borrower, the Underlying Fund may have to rely on the interposed agent bank or other financial intermediary to apply appropriate credit remedies against the borrower.  In the event that an agent bank or financial intermediary becomes insolvent, the Underlying Fund might incur costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest.  If an Underlying Fund does not receive scheduled interest or principal payments on such indebtedness, its share price and yield could be adversely affected.  If a loan is collateralized, there can be no assurance that liquidating the collateral would satisfy the corporate borrower’s obligation or that the collateral can be liquidated.  If an Underlying Fund invests in loan participations with poor credit quality, the Underlying Fund bears a substantial risk of losing the entire amount invested.  Investments in loans through a direct assignment of a financial institution’s interests with respect to the loan may involve additional risks to the Underlying Fund.  For example, if a loan is foreclosed, an Underlying Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral.

Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale.  The valuation of illiquid indebtedness involves a greater degree of judgment in determining an Underlying Fund’s NAV than if that value were based on available market quotations, and could result in significant variations in the Underlying Fund’s daily share price.

Moral Obligation Securities

Certain of the Underlying Funds may invest in moral obligation securities. Municipal securities may include “moral obligation” securities, which are usually issued by special purpose public authorities. A moral obligation bond is a type of state-issued municipal bond which is backed by a moral, not a legal obligation. If the issuer of moral obligation bonds cannot fulfill its financial responsibilities from current revenues, it may draw upon a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality, which created the issuer.

Mortgage-Backed Securities

Certain of the Underlying Funds may invest in mortgage-backed securities that meet its credit quality and portfolio maturity requirements. Mortgage-backed securities represent participation interests in pools of adjustable and fixed-rate mortgage loans secured by real property.  (See, “U.S. Government Securities.”)

Unlike conventional debt obligations, mortgage-backed securities provide monthly payments derived from the

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monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans.  The mortgage loans underlying mortgage-backed securities are generally subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment.  Under certain interest rate and prepayment scenarios, an Underlying Fund may fail to recover the full amount of its investment in mortgage-backed securities notwithstanding any direct or indirect governmental or agency guarantee.  Since faster than expected prepayments must usually be invested in lower yielding securities, mortgage-backed securities are less effective than conventional bonds in “locking” in a specified interest rate.  In a rising interest rate environment, a declining prepayment rate may extend the average life of many mortgage-backed securities.  Extending the average life of a mortgage-backed security reduces its value and increases the risk of depreciation due to future increases in market interest rates.

Some of these mortgage-related securities may have exposure to sub prime loans or sub prime mortgages, which are loans to persons with impaired credit ratings.  However, it may be difficult to determine which securities have exposure to sub prime loans or mortgages.  Furthermore, the risk allocation techniques employed by these instruments may not be successful, which could lead to the credit risk of these instruments being greater than indicated by their ratings.  The value of these instruments may be further affected by downturns in the credit markets or the real estate market.  It may be difficult to value these instruments because of concerns about their transparency.  These instruments may not be liquid.

Municipal Lease Obligations

Certain of the Underlying Funds may invest in municipal lease obligations, which are lease obligations or installment purchase contract obligations of municipal authorities or entities. Although lease obligations do not constitute general obligations of the municipality for which its taxing power is pledged, a lease obligation is ordinarily backed by the municipality’s covenant to budget for, appropriate and make the payment due under the lease obligation. The Underlying Funds may also purchase “certificates of participation,” which are securities issued by a particular municipality or municipal authority to evidence a proportionate interest in base rental or lease payments relating to a specific project to be made by the municipality, agency or authority.  However, certain lease obligations contain “non-appropriation” clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in any year unless money is appropriated for such purpose for such year. Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of default and foreclosure might prove difficult.  In addition, these securities represent a relatively new type of financing, and certain lease obligations may therefore be considered to be illiquid securities.

An Underlying Fund may attempt to minimize the special risks inherent in municipal lease obligations and certificates of participation by purchasing only lease obligations which meet the following criteria: (1) rated A or better by at least one nationally recognized statistical rating organization (“NRSRO”); (2) secured by payments from a governmental lessee which has actively traded debt obligations; (3) determined by the sub-adviser to be critical to the lessee’s ability to deliver essential services; and (4) contain legal features which the sub-adviser deems appropriate, such as covenants to make lease payments without the right of offset or counterclaim, requirements for insurance policies, and adequate debt service reserve funds.

Municipal Securities

Certain of the Underlying Funds may invest in securities issued by states, municipalities, and other political subdivisions, agencies, authorities, and instrumentalities of states and multi-state agencies or authorities. Municipal securities include debt obligations the interest on which, in the opinion of bond counsel to the issuer at the time of issuance, is exempt from federal income tax (“Municipal Bonds”).  Municipal Bonds share the attributes of debt/fixed-income securities in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities.  Municipal Bonds are subject to credit and market risk.  Generally, prices of higher quality issues

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tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues.

Participation on Creditors Committees

Certain of the Underlying Funds may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Underlying Fund.  Such participation may subject the Underlying Fund to expenses such as legal fees and may make the Underlying Fund an “insider” of the issuer for purposes of the federal securities laws, and therefore may restrict such Underlying Fund’s ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so.  Participation by an Underlying Fund on such committees also may expose the Underlying Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. The Underlying Fund will participate on such committees only when the sub-adviser believes that such participation is necessary or desirable to enforce the Underlying Fund’s rights as a creditor or to protect the value of securities held by the Underlying Fund.

Privately-Issued Mortgage-Backed Securities

Certain of the Underlying Funds may invest in privately issued mortgage-backed securities. Mortgage-backed securities may also be issued by trusts or other entities formed or sponsored by private originators of, and institutional investors in, mortgage loans and other foreign or domestic non-governmental entities (or represent custodial arrangements administered by such institutions).  These private originators and institutions include domestic and foreign S&Ls, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing.  Privately-issued mortgage-backed securities are generally backed by pools of conventional (i.e., non-government guaranteed or insured) mortgage loans.

These mortgage-backed securities are not guaranteed by an entity having the credit standing of a U.S. government agency. In order to receive a high quality rating, they normally are structured with one or more types of “credit enhancement.” These credit enhancements fall generally into two categories: (1) liquidity protection and (2) protection against losses resulting after default by a borrower and liquidation of the collateral. Liquidity protection refers to the providing of cash advances to holders of mortgage-backed securities when a borrower on an underlying mortgage fails to make its monthly payment on time.  Protection against losses resulting after default and liquidation is designed to cover losses resulting when, for example, the proceeds of a foreclosure sale are insufficient to cover the outstanding amount on the mortgage. This protection may be provided through guarantees, insurance policies or letters of credit, through various means of structuring the transaction or through a combination of such approaches.

Savings Association Obligations

Certain of the Underlying Funds may invest in certificates of deposit (interest-bearing time deposits) issued by savings banks or S&Ls that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligation is fully insured by the U.S. government.

Short-Term Municipal Obligations

Certain of the Underlying Funds may invest in short-term municipal obligations.  These securities include the following:

Tax Anticipation Notes are used to finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable from these specific future taxes. They are usually general obligations of the issuer, secured by the taxing power of the municipality for the payment of principal and interest when due.

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Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Program. They also are usually general obligations of the issuer.

Bond Anticipation Notes normally are issued to provide interim financing until long-term financing can be arranged. The long-term bonds then provide the money for the repayment of the notes.

Construction Loan Notes are sold to provide construction financing for specific projects. After successful completion and acceptance, many projects receive permanent financing through the FNMA or the GNMA.

Short-Term Discount Notes (tax-exempt commercial paper) are short-term (365 days or less) promissory notes issued by municipalities to supplement their cash flow.

Stripped Mortgage-Backed Securities

Certain of the Underlying Funds may invest in stripped mortgage-backed securities (“SMBS”). SMBS are derivative multi-class mortgage securities.  SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including S&Ls, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets.  A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal.  In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class).  The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on an Underlying Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Underlying Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed.  As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed “illiquid” and subject to the Underlying Fund’s limitations on investment in illiquid securities.

Subordinated Mortgage Securities

Certain of the Underlying Funds may invest in subordinated mortgage securities.  Subordinated mortgage securities have certain characteristics and certain associated risks. In general, the subordinated mortgage securities in which an Underlying Fund may invest consist of a series of certificates issued in multiple classes with a stated maturity or final distribution date. One or more classes of each series may be entitled to receive distributions allocable only to principal, principal prepayments, interest or any combination thereof prior to one or more other classes, or only after the occurrence of certain events, and may be subordinated in the right to receive such distributions on such certificates to one or more senior classes of certificates. The rights associated with each class of certificates are set forth in the applicable pooling and servicing agreement, form of certificate and offering documents for the certificates.

The subordination terms are usually designed to decrease the likelihood that the holders of senior certificates will experience losses or delays in the receipt of their distributions and to increase the likelihood that the senior certificate holders will receive aggregate distributions of principal and interest in the amounts anticipated.

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Generally, pursuant to such subordination terms, distributions arising out of scheduled principal, principal prepayments, interest or any combination thereof that otherwise would be payable to one or more other classes of certificates of such series (i.e., the subordinated certificates) are paid instead to holders of the senior certificates. Delays in receipt of scheduled payments on mortgage loans and losses on defaulted mortgage loans are typically borne first by the various classes of subordinated certificates and then by the holders of senior certificates.

In some cases, the aggregate losses in respect of defaulted mortgage loans that must be borne by the subordinated certificates and the amount of the distributions otherwise distributable on the subordinated certificates that would, under certain circumstances, be distributable to senior certificate holders may be limited to a specified amount.  All or any portion of distributions otherwise payable to holders of subordinated certificates may, in certain circumstances, be deposited into one or more reserve accounts for the benefit of the senior certificate holders. Since a greater risk of loss is borne by the subordinated certificate holders, such certificates generally have a higher stated yield than the senior certificates.

Interest on the certificates generally accrues on the aggregate principal balance of each class of certificates entitled to interest at an applicable rate. The certificate interest rate may be a fixed rate, a variable rate based on current values of an objective interest index or a variable rate based on a weighted average of the interest rate on the mortgage loans underlying or constituting the mortgage assets. In addition, the underlying mortgage loans may have variable interest rates.

Generally, to the extent funds are available; interest accrued during each interest accrual period on each class of certificates entitled to interest is distributable on certain distribution dates until the aggregate principal balance of the certificates of such class has been distributed in full.  The amount of interest that accrues during any interest accrual period and over the life of the certificates depends primarily on the aggregate principal balance of the class of certificates, which, unless otherwise specified, depends primarily on the principal balance of the mortgage assets for each such period and the rate of payment (including prepayments) of principal of the underlying mortgage loans over the life of the trust.

A series of certificates may consist of one or more classes as to which distributions allocable to principal will be allocated. The method by which the amount of principal to be distributed on the certificates on each distribution date is calculated and the manner in which such amount could be allocated among classes varies and could be effected pursuant to a fixed schedule, in relation to the occurrence of certain events or otherwise. Special distributions are also possible if distributions are received with respect to the mortgage assets, such as is the case when underlying mortgage loans are prepaid.

A mortgage-related security that is senior to a subordinated residential mortgage security will not bear a loss resulting from the occurrence of a default on an underlying mortgage until all credit enhancements protecting such senior holder is exhausted. For example, the senior holder will only suffer a credit loss after all subordinated interests have been exhausted pursuant to the terms of the subordinated residential mortgage security. The primary credit risk to the Underlying Fund by investing in subordinated residential mortgage securities is potential losses resulting from defaults by the borrowers under the underlying mortgages. The Underlying Fund would generally realize such a loss in connection with a subordinated residential mortgage security only if the subsequent foreclosure sale of the property securing a mortgage loan does not produce an amount at least equal to the sum of the unpaid principal balance of the loan as of the date the borrower went into default, the interest that was not paid during the foreclosure period and all foreclosure expenses.

The sub-adviser will seek to limit the risks presented by subordinated residential mortgage securities by reviewing and analyzing the characteristics of the mortgage loans that underlie the pool of mortgages securing both the senior and subordinated residential mortgage securities.  The Underlying Fund may seek opportunities to acquire subordinated residential mortgage securities where, in the view of the sub-adviser, the potential for a higher yield on such instruments outweighs any additional risk presented by the instruments. The sub-adviser will seek to increase yield to shareholders by taking advantage of perceived inefficiencies in the market for

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subordinated residential mortgage securities.

Credit enhancement for the senior certificates comprising a series is provided by the holders of the subordinated certificates to the extent of the specific terms of the subordination and, in some cases, by the establishment of reserve funds. Depending on the terms of a particular pooling and servicing agreement, additional or alternative credit enhancement may be provided by a pool insurance policy and/or other insurance policies, third party limited guaranties, letters of credit, or similar arrangements. Letters of credit may be available to be drawn upon with respect to losses due to mortgagor bankruptcy and with respect to losses due to the failure of a master service to comply with its obligations, under a pooling and servicing agreement, if any, to repurchase a mortgage loan as to which there was fraud or negligence on the part of the mortgagor or originator and subsequent denial of coverage under a pool insurance policy, if any. A master service may also be required to obtain a pool insurance policy to cover losses in an amount up to a certain percentage of the aggregate principal balance of the mortgage loans in the pool to the extent not covered by a primary mortgage insurance policy by reason of default in payments on mortgage loans.

A pooling and servicing agreement may provide that the depositor and master service could effect early termination of a trust, after a certain specified date or the date on which the aggregate outstanding principal balance of the underlying mortgage loans is less than a specific percentage of the original aggregate principal balance of the underlying mortgage loans by purchasing all of such mortgage loans at a price, unless otherwise specified, equal to the greater of a specified percentage of the unpaid principal balance of such mortgage loans, plus accrued interest thereon at the applicable certificate interest rate, or the fair market value of such mortgage assets. Generally, the proceeds of such repurchase would be applied to the distribution of the specified percentage of the principal balance of each outstanding certificate of such series, plus accrued interest, thereby retiring such certificates. Notice of such optional termination would be given by the trustee prior to such distribution date.

The underlying trust assets are a mortgage pool generally consisting of mortgage loans on single, multi-family and mobile home park residential properties. The mortgage loans are originated by S&Ls, savings banks, commercial banks or similar institutions and mortgage banking companies.

Various services provide certain customary servicing functions with respect to the mortgage loans pursuant to servicing agreements entered into between each service and the master service. A service’s duties generally include collection and remittance of principal and interest payments, administration of mortgage escrow accounts, collection of insurance claims, foreclosure procedures and, if necessary, the advance of funds to the extent certain payments are not made by the mortgagors and are recoverable under applicable insurance policies or from proceeds of liquidation of the mortgage loans.

The mortgage pool is administered by a master service that (a) establishes requirements for each service; (b) administers, supervises and enforces the performance by the services of their duties and responsibilities under the servicing agreements; and (c) maintains any primary insurance, standard hazard insurance, special hazard insurance and any pool insurance required by the terms of the certificates. The master service may be an affiliate of the depositor and also may be the service with respect to all or a portion of the mortgage loans contained in a trust fund for a series of certificates.

Trust-Preferred Securities

Certain of the Underlying Funds may invest in trust-preferred securities, which are also known as trust-issued securities.  Trust-preferred securities are securities that have the characteristics of both debt and equity instruments and are treated by the Underling Funds as a debt instrument. Generally, trust-preferred securities are cumulative preferred stock issued by a trust that is wholly-owned by a financial institution, usually, a bank holding company.  The financial institution creates the trust and will subsequently own the trust’s common securities, which represents three percent of the trust’s assets. The remaining 97% of the trust’s assets consists of trust-preferred securities, which are then sold to investors. The trust will use the sales proceeds to purchase a

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subordinated debt issued by the financial institution.  The financial institution will use the proceeds from the subordinated debt sale to increase its capital while the trust will receive periodic interest payments from the financial institution for holding the subordinated debt.  The trust will use the interest received to make dividend payments to the holders of the trust-preferred securities.  The dividends are generally paid on a quarterly basis and are higher than the dividends offered by the financial institution’s common stock.  Additionally, the holders of the trust-preferred securities are senior to the common stockholders in the event the financial institution is liquidated.  The primary benefit for the financial institution in using this particular structure is that the trust preferred securities are treated by the financial institution as debt securities for tax purposes (i.e., interest expense is tax deductible) and as equity securities for calculation of capital requirements.

In certain instances, the structure involves more than more than one financial institution and thus, more than one trust.  In this pooled offering, a separate trust is created.  This trust will issue securities to investors and use the proceeds to purchase the trust-preferred securities issued by the trust subsidiaries of the participating financial institutions.  Accordingly, the trust preferred securities held by the investors are backed by the trust-preferred securities issued by the trust subsidiaries.

In identifying the risks associated with trust-preferred securities, the Underlying Funds will evaluate the financial condition of the financial institution, as the trust typically has no business operations other than to issue the trust-preferred securities. If the financial institution is financially unsound and defaults on the interest payments to the trust, the trust will not be able to make dividend payments to the Underlying Fund.

U.S. Government Securities

U.S. government securities are obligations of, or are guaranteed by, the U.S. government, its agencies or instrumentalities.  Treasury bills, notes, and bonds are direct obligations of the U.S. Treasury.  Securities guaranteed by the U.S. government include: federal agency obligations guaranteed as to principal and interest by the U.S. Treasury (such as GNMA Certificates, described in the section on “Mortgage-Backed Securities,” and Federal Housing Administration (“FHA”) debentures).  In guaranteed securities, the U.S. government unconditionally guarantees the payment of principal and interest, and thus they are of the highest credit quality.  Such direct obligations or guaranteed securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, the U.S. government is obligated to or guarantees to pay them in full. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances.

Securities issued by U.S. government instrumentalities and certain federal agencies are neither direct obligations of, nor guaranteed by, the U.S. Treasury.  However, they involve federal sponsorship in one way or another: some are backed by specific types of collateral; some are supported by the issuer’s right to borrow from the U.S. Treasury; some are supported by the discretionary authority of the U.S. Treasury to purchase certain obligations of the issuer; others are supported only by the credit of the issuing government agency or instrumentality.  These agencies and instrumentalities include, but are not limited to, Federal Land Banks, Farmers Home Administration, FNMA, FHLMC, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Intermediate Credit Banks, and Federal Home Loan Banks. While these securities are issued, in general, under the authority of an Act of Congress, the U.S. government is not obligated to provide financial support to the issuing instrumentalities, although under certain conditions certain of these authorities may borrow from the U.S. Treasury.  In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment.

Certain of the Underlying Funds may also purchase obligations of the International Bank for Reconstruction and Development, which, while technically not a U.S. government agency or instrumentality, has the right to borrow from the participating countries, including the United States.

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Zero-Coupon and Pay-in-Kind Bonds

Certain of the Underlying Funds may invest in zero-coupon and pay-in-kind bonds.  Zero-coupon bonds are issued at a significant discount from face value and pay interest only at maturity rather than at intervals during the life of the security. Pay-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. The values of zero-coupon bonds and pay-in-kind bonds are subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest currently, and may involve greater credit risk than such bonds.

The discount of zero-coupon and deferred interest bonds approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero-coupon bonds do not require the periodic payment of interest, deferred interest bonds provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value due to changes in interest rates than debt obligations that make regular payments of interest. An Underlying Fund will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Underlying Fund’s distribution obligations.

EQUITY INVESTMENTS

Common Stock and Other Equity Securities

Common stocks represent an equity (ownership) interest in a corporation.  This ownership interest generally gives an Underlying Fund the right to vote on measures affecting the company’s organization and operations.

Certain of the Underlying Funds may also buy securities such as convertible debt, preferred stock, warrants or other securities exchangeable for shares of common stock.  In selecting equity investments for an Underlying Fund, the sub-adviser will generally invest the Underlying Fund’s assets in industries and companies that it believes are experiencing favorable demand for their products and services and which operate in a favorable competitive and regulatory climate.

Convertible Securities

A convertible security is a security that may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock.  By investing in convertible securities, an Underlying Fund seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while earning a higher fixed rate of return than is available in common stocks.

Certain of the Underlying Funds may invest in “synthetic” convertible securities, which are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities.  For example, an Underlying Fund may purchase a non-convertible debt security and a warrant or option, which enables the Underlying Fund to have a convertible-like position with respect to a company, group of companies or stock index.  Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, the Underlying Fund generally receives an amount in cash equal to the difference between the conversion price and the then current value of the underlying security.  Unlike a true convertible security, a synthetic convertible comprises two or more separate securities, each with its own market value.  Therefore, the market value of a synthetic convertible is the sum of the values of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations.  An Underlying Fund will only invest in synthetic convertible with respect

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to companies whose corporate debt securities are rated “A” or higher by a NRSRO, and will not invest more than 15% of its net assets in such synthetic securities and other illiquid securities.

Corporate Reorganizations

Certain of the Underlying Funds may purchase indebtedness and participations, secured and unsecured, of debtor companies involved in reorganization or financial restructuring.  Such indebtedness may be in the form of loans, notes, bonds or debentures.  In general, securities that are the subject of a tender or exchange offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or proposal.  The increased market price of these securities may also discount what the stated or appraised value of the security would be in the contemplated action were approved or consummated.  These investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value.  The evaluation of these contingencies requires unusually broad knowledge and experience on the part of the sub-adviser that must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction, but also the financial resources and business motivation of the offer or as well as the dynamics of the business climate when the offer or proposal is in progress.

Derivatives

Certain of the Underlying Funds may invest in derivatives, which are securities and contracts whose value is based on performance of an underlying financial asset, index or other investment.

An Underlying Fund’s transactions in derivative instruments may include:

•                                          the purchase and writing of options on securities (including index options) and options on foreign currencies;

•                                          the purchase and sale of futures contracts based on financial, interest rate and securities indices, equity securities or fixed-income securities; and

•                                          entering into forward contracts, swaps and swap related products, such as equity index, interest rate or currency swaps, credit default swaps (long and short) and related caps, collars, floors and swaps.

The success of transactions in derivative instruments depends on the sub-adviser’s judgment as to their potential risks and rewards. Use of these instruments exposes an Underlying Fund to additional investment risks and transaction costs. If the sub-adviser incorrectly analyzes market conditions or does not employ the appropriate strategy with these instruments, the Underlying Fund’s return could be lower than if derivative instruments had not been used. Additional risks inherent in the use of derivative instruments include:  adverse movements in the prices of securities or currencies and the possible absence of a liquid secondary market for any particular instrument. An Underlying Fund could experience losses if the prices of its derivative positions correlate poorly with those of its other investments.  The loss from investing in derivative instruments is potentially unlimited.

Certain of the Underlying Funds may invest in derivatives for hedging purposes, to enhance returns, as a substitute for purchasing or selling securities, to maintain liquidity or in anticipation of changes in the composition of its portfolio holdings.  Hedging involves using a security or contract to offset investment risk, and can reduce the risk of a position held in an investment portfolio. If the sub-adviser’s judgment about fluctuations in securities prices, interest rates or currency prices proves incorrect, or the strategy does not correlate well with an Underlying Fund’s investments, the use of derivatives could result in a loss to the Underlying Fund and may, in turn, increase the Underlying Fund’s volatility.  In addition, in the event that non-exchange traded derivatives are used; they could result in a loss if the counterparty to the transaction does not perform as promised.

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The Underlying Funds have claimed an exclusion from the definition of a Commodity Pool Operator (“CPO”) under the Commodity Exchange Act and therefore are not subject to registration or regulation as a CPO.

Eurodollar Convertible Securities

Certain of the Underlying Funds may invest in Eurodollar convertible securities, which are fixed-income securities of a U.S. issuer or a foreign issuer that are issued outside the United States and are convertible into equity securities of the same or a different issuer. Interest and dividends on Eurodollar convertible securities are payable in U.S. dollars outside of the United States. Certain of the Underlying Funds may invest without limitation in Eurodollar convertible securities that are convertible into foreign equity securities listed, or represented by American Depositary Receipts listed, on the New York Stock Exchange or the American Stock Exchange or convertible into publicly traded common stock of U.S. companies. Certain of the Underlying Funds may also invest in Eurodollar convertible securities that are convertible into foreign equity securities which are not listed, or represented by American Depositary Receipts listed, on such exchanges.

Futures Contracts and Options on Futures Contracts

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a particular financial instrument (debt security) or commodity for a specified price at a designated date, time and place.  Although futures contracts by their terms require actual future delivery of and payment for financial instruments, commodities futures contracts are usually closed out before the delivery date.  Closing out an open futures contract position is effected by entering into an offsetting sale or purchase, respectively, for the same aggregate amount of the same financial instrument or commodities and the same delivery date.  Where an Underlying Fund has sold a futures contract, if the offsetting purchase price is less than the original futures contract sale price, the Underlying Fund realizes a gain; if it is more, the Underlying Fund realizes a loss.  Where an Underlying Fund has purchased a futures contract, if the offsetting price is more than the original futures contract purchase price, the Underlying Fund realizes a gain; if it is less, the Underlying Fund realizes a loss.

Gold Futures Contracts

A gold futures contract is a standardized contract which is traded on a regulated commodity futures exchange, and which provides for the future delivery of a specified amount of gold at a specified date, time and price.  When an Underlying Fund purchases a gold futures contract it becomes obligated to take delivery of and pay for the gold from the seller, and when an Underlying Fund sells a gold futures contract, it becomes obligated to make delivery of precious metals to the purchaser, in each case at a designated date and price.  An Underlying Fund may be able to enter into gold futures contracts only for the purpose of hedging its holdings or intended holdings of gold stocks and gold bullion. An Underlying Fund will not engage in these contracts for speculation or for achieving leverage.  An Underlying Fund’s hedging activities may include purchases of futures contracts as an offset against the effect of anticipated increases in the price of gold or sales of futures contracts as an offset against the effect of anticipated declines in the price of gold.

Interest Rate Futures Contracts

An interest rate futures contract is an obligation traded on an exchange or board of trade that requires the purchaser to accept delivery, and the seller to make delivery, of a specified quantity of the underlying financial instrument, such as U.S. Treasury bills and bonds, in a stated delivery month, at a price fixed in the contract.

Certain of the Underlying Funds may purchase and sell interest rate futures as a hedge against adverse changes in debt instruments and other interest rate sensitive securities.  As a hedging strategy an Underlying Fund might employ, the Underlying Fund would purchase an interest rate futures contract when it is not fully invested in long-term debt securities but wishes to defer their purchase for some time until it can orderly invest

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in such securities or because short-term yields are higher than long-term yields.  Such a purchase would enable an Underlying Fund to earn the income on a short-term security while at the same time minimizing the effect of all or part of an increase in the market price of the long-term debt security, which an Underlying Fund intends to purchase in the future.  A rise in the price of the long-term debt security prior to its purchase either would be offset by an increase in the value of the futures contract purchased by the Underlying Fund or avoided by taking delivery of the debt securities under the futures contract.

An Underlying Fund would sell an interest rate futures contract in order to continue to receive the income from a long-term debt security, while endeavoring to avoid part or all of the decline in market value of that security which would accompany an increase in interest rates. If interest rates did rise, a decline in the value of the debt security held by an Underlying Fund would be substantially offset by the ability of an Underlying Fund to repurchase at a lower price the interest rate futures contract previously sold.  While the Underlying Fund could sell the long-term debt security and invest in a short-term security, ordinarily the Underlying Fund would give up income on its investment, since long-term rates normally exceed short-term rates.

Investment in Gold and Other Precious Metals

Some of the Underlying Funds may invest in gold bullion and coins and other precious metals (silver or platinum) bullion and in futures contracts with respect to such metals.  In order to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (“Code”), each Underlying Fund intends to manage its precious metals investments and/or futures contracts on metals so that less than 10% of the gross income of an Underlying Fund is invested in gold and other precious metals for tax purposes during any fiscal year (the current limit on so-called non-qualifying income) is derived from these and other sources that produce such non-qualifying income.

Precious metals will not be purchased in any form that is not readily marketable, and gold coins will be purchased for their intrinsic value only (i.e., coins will not be purchased for their numismatic value).  Any metals purchased by an Underlying Fund will be delivered to and stored with a qualified custodian bank.  Precious metals investments do not generate interest or dividend income.

Metal investments are considered speculative and are affected by various worldwide economic, financial and political factors.  Prices may fluctuate sharply over short time periods due to changes in inflation expectations in various countries, metal sales by central banks of governments or international agencies, speculation, changes in industrial and commercial demand, and governmental prohibitions or restriction on the private ownership of certain precious metals or minerals.  Furthermore, at the present time, there are four major producers of gold bullion: the Republic of South Africa, the United States, Canada and Australia.  Political and economic conditions in these countries will have a direct effect on the mining and distribution of gold and, consequently, on its price. Many of these risks also may affect the value of securities of companies engaged in operations respecting gold and other precious metals.

Limitations

When purchasing a futures contract, an Underlying Fund must maintain with its custodian (or earmark on its records) cash or liquid securities (including any margin) equal to the market value of such contract.  When writing a call option on a futures contract, an Underlying Fund similarly will maintain with its custodian (or earmark on its records) cash and/or liquid securities (including any margin) equal to the amount such option is “in-the-money” until the option expires or is closed out by an Underlying Fund.  A call option is “in-the-money” if the value of the futures contract that is the subject of the option exceeds the exercise price.

When writing a call option on a futures contract, an Underlying Fund will maintain with its custodian (or earmark on its records) cash or liquid securities that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option.  Alternatively, an Underlying Fund may cover its position by entering into a long position in the same futures

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contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Underlying Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Underlying Fund.

Options on Futures Contracts

A futures option gives an Underlying Fund the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price prior to the expiration of the option.  Upon exercise of a call option, the purchaser acquires a long position in the futures contract and the writer of the option is assigned the opposite short position.  In the case of a put option, the converse is true.  A futures option may be closed out (before exercise or expiration) by an offsetting purchase or sale of a futures option by an Underlying Fund.

Certain of the Underlying Funds may use options on futures contracts in connection with hedging strategies.  Generally these strategies would be employed under the same market conditions in which an Underlying Fund would use put and call options on debt securities, as described hereafter in “Options on Securities and Securities Indices.”

Preferred Stock

Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends.  In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

Stock Index Futures Contracts

A “stock index” assigns relative values to the common stock included in an index (for example, the Standard & Poor’s 500®  Composite Stock Price (“S&P 500® ”) Index or the New York Stock Exchange Composite Index), and the index fluctuates with changes in the market values of such stocks.  A stock index futures contract is a bilateral agreement to accept or make payment, depending on whether a contract is purchased or sold, of an amount of cash equal to a specified dollar amount multiplied by the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally purchased or sold.

To the extent that changes in the value of an Underlying Fund corresponds to changes in a given stock index, the sale of futures contracts on that index (“short hedge”) would substantially reduce the risk to an Underlying Fund of a market decline and, by so doing, provide an alternative to a liquidation of securities position, which may be difficult to accomplish in a rapid and orderly fashion.  Stock index futures contracts might also be sold:

(1)                                  when a sale of portfolio securities at that time would appear to be disadvantageous in the long term because such liquidation would:

(a)                                  forego possible price appreciation;

(b)                                 create a situation in which the securities would be difficult to repurchase; or

(c)                                  create substantial brokerage commissions;

(2)                                  when a liquidation of an Underlying Fund has commenced or is contemplated, but there is, in the sub-adviser’s determination, a substantial risk of a major price decline before liquidation can be completed; or

(3)           to close out stock index futures purchase transactions.

Where an Underlying Fund anticipates a significant market or market sector advance, the purchase of a stock

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index futures contract (“long hedge”) affords a hedge against not participating in such advance at a time when the Underlying Fund is not fully invested. Such purchases would serve as a temporary substitute for the purchase of individual stocks, which may then be purchased in an orderly fashion.  As purchases of stock are made, an amount of index futures contracts which is comparable to the amount of stock purchased, would be terminated by offsetting closing sales transactions.  Stock index futures might also be purchased:

(1)                                 if an Underlying Fund is attempting to purchase equity positions in issues which it had or was having difficulty purchasing at prices considered by the sub-adviser to be fair value based upon the price of the stock at the time it qualified for inclusion in an Underlying Fund; or

(2)                                  to close out stock index futures sales transactions.

Each investing Underlying Fund will limit its use of futures contracts and futures options to hedging transactions and other strategies as described under the heading “Limitations” in this section, in order to avoid being deemed a commodity pool.  For example, an Underlying Fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of an Underlying Fund’s securities or the price of the securities which an Underlying Fund intends to purchase.  An Underlying Fund’s hedging may include sales of futures contracts as an offset against the effect of expected increases in interest rates and purchases of futures contracts as an offset against the effect of expected declines in interest rates.  Although other techniques could be used to reduce that Underlying Fund’s exposure to interest rate fluctuations, an Underlying Fund may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.  See this SAI for a discussion of other strategies involving futures and futures options.

If a purchase or sale of a futures contract is made by an Underlying Fund, it is required to deposit with its custodian a specified amount of cash and/or securities (“initial margin”).  The margin required for a futures contract is set by the exchange or board of trade on which the contract is traded and may be modified during the term of the contract.  The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to an Underlying Fund upon termination of the contract, assuming all contractual obligations have been satisfied.  Each investing Underlying Fund expects to earn interest income on its initial margin deposits.

A futures contract held by an Underlying Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day an Underlying Fund pays or receives cash, called “variation margin” equal to the daily change in value of the futures contract. This process is known as “marking to market.” The payment or receipt of the variation margin does not represent a borrowing or loan by an Underlying Fund but is settlement between an Underlying Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily NAV, each Underlying Fund will mark-to-market its open futures positions.

An Underlying Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts it writes.  Such margin deposits will vary depending on the nature of the underlying futures contract (including the related initial margin requirements), the current market value of the option, and other futures positions held by an Underlying Fund.

Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security and delivery month).  If an offsetting purchase price is less than the original sale price, an Underlying Fund realizes a capital gain, or if it is more, an Underlying Fund realizes a capital loss.  Conversely, if an offsetting sale price is more than the original purchase price, an Underlying Fund realizes a capital gain, or if it is less, an Underlying Fund realizes a capital loss.  The transaction costs must also be included in these calculations.

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Synthetic Convertible Securities

Synthetic Convertible Securities are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities.  For example, an Underlying Fund may purchase a non-convertible debt security and a warrant or option, which enables the Underlying Fund to have a convertible-like position with respect to a company, group of companies or stock index.  Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions.  Upon conversion, the Underlying Fund generally receives an amount in cash equal to the difference between the conversion price and the then current value of the underlying security.  Unlike a true convertible security, a synthetic convertible comprises two or more separate securities, each with its own market value.  Therefore, the market value of a synthetic convertible is the sum of the values of its fixed-income component and its convertible component.  For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations.

Warrants

Certain of the Underlying Funds may, from time to time, invest in warrants. Warrants are, in effect, longer-term call options.  They give the holder the right to purchase a given number of shares of a particular company at specified prices within a certain period of time.  The purchaser of a warrant expects that the market price of the security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus giving him a profit.  Of course, since the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the entire purchase price of the warrant.  Warrants generally trade in the open market and may be sold rather than exercised.  Warrants are sometimes sold in unit form with other qualification as a regulated investment company.  The result of a hedging program cannot be foreseen and may cause the Underlying Fund to suffer losses that it would not otherwise sustain.

Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security.  Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments.  They pay no dividends and confer no rights other than a purchase option.  If a warrant is not exercised by the date of its expiration, the Underlying Fund will lose its entire investment in such warrant.

OPTIONS ON SECURITIES AND SECURITIES INDICES

Credit Default Swaps

Certain of the Underlying Funds may enter into credit default swap contracts for investment purposes.  As the seller in a credit default swap contract, an Underlying Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation.  In return, an Underlying Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred.  If no default occurs, an Underlying Fund would keep the stream of payments and would have no payment obligations.  As the seller, an Underlying Fund would be subject to investment exposure on the notional amount of the swap.

Certain of the Underlying Funds may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the Underlying Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability).  It would also involve credit risk – that the seller may fail to satisfy its payment obligations to the Underlying Fund in the event of a default.

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Dollar Roll Transactions

Certain of the Underlying Funds seeking a high level of current income may enter into dollar rolls or “covered rolls” in which an Underlying Fund sells securities (usually mortgage-backed securities) and simultaneously contracts to purchase, typically in 30 to 60 days, substantially similar, but not identical securities, on a specified future date.  The proceeds of the initial sale of securities in the dollar roll transactions may be used to purchase long-term securities that will be held during the roll period.  During the roll period, the Underlying Fund forgoes principal and interest paid on the securities sold at the beginning of the roll period.  The Underlying Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale.  A “covered roll” is a specific type of dollar roll for which there is an offsetting cash position or cash equivalent securities position that matures on or before the forward settlement date of the dollar roll transaction.  As used herein the term “dollar roll” refers to dollar rolls that are not “covered rolls.”  At the end of the roll commitment period, the Underlying Fund may or may not take delivery of the securities an Underlying Fund has contracted to purchase.

An Underlying Fund’s obligations under a dollar roll agreement must be covered by segregated liquid assets equal in value to the securities subject to repurchase by the Underlying Fund.  “Covered rolls” are not subject to these segregation requirements. Dollar roll transactions may be considered borrowings and are, therefore, subject to the borrowing limitations applicable to the Underlying Fund.

General

The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security in relation to the exercise price of the option, the volatility of the underlying security, and the time remaining until the expiration date.

The premium paid for a put or call option purchased by the Underlying Fund is recorded as an asset of the Underlying Fund and subsequently adjusted. The premium received for an option written by the Underlying Fund is included in the Underlying Fund’s assets and an equal amount is included in its liabilities.  The value of an option purchased or written is marked to market daily and valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

Risks Associated With Futures and Futures Options

There are several risks associated with the use of futures and futures options. The value of a futures contract may decline. While an Underlying Fund’s transactions in futures may protect an Underlying Fund against adverse movements in the general level of interest rates or other economic conditions, such transactions could also preclude the Underlying Fund from the opportunity to benefit from favorable movements in the level of interest rates or other economic conditions. With respect to transactions for hedging, there can be no guarantee that there will be correlation between price movements in the hedging vehicle and in the Underlying Fund’s securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in the Underlying Fund and the hedging vehicle so that the Underlying Fund’s return might have been better if hedging had not been attempted. The degree to which price movements do not correlate depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when, and how to hedge involves the exercise of skill and judgment and even a well conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

There can be no assurance that a liquid market will exist at a time when the Underlying Fund seeks to close out

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a futures contract or a futures option position.  Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. Lack of a liquid market for any reason may prevent the Underlying Fund from liquidating an unfavorable position and the Underlying Fund would remain obligated to meet margin requirements and continue to incur losses until the position is closed.

Most Underlying Funds will only enter into futures contracts or futures options that are standardized and traded on a U.S. exchange or board of trade, or, in the case of futures options, for which an established over-the-counter market exists.  Foreign markets may offer advantages such as trading in indices that are not currently traded in the United States.  Foreign markets, however, may have greater risk potential than domestic markets.  Unlike trading on domestic commodity exchanges, trading on foreign commodity markets is not regulated by the Commodity Futures Trading Commission (“CFTC”) and may be subject to greater risk than trading on domestic exchanges.  For example, some foreign exchanges are principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract.  Trading in foreign markets or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC regulations, and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings proved by the National Futures Association or any domestic futures exchange.  Amounts received for foreign futures or foreign options transactions may not be provided the same protections as funds received in respect of transactions on United States futures exchanges.  Certain of the Underlying Funds could incur losses or lose any profits that had been realized in trading by adverse changes in the exchange rate of the currency in which the transaction is denominated.  Transactions on foreign exchanges may include both commodities that are traded on domestic exchanges and boards of trade and those that are not.

The Trust reserves the right to engage in other types of futures transactions in the future and to use futures and related options for other than hedging purposes to the extent permitted by regulatory authorities.

Hybrid Instruments

Certain of the Underlying Funds may invest in hybrid instruments.  Hybrid Instruments (a type of potentially high-risk derivative) have been developed and combine the elements of futures contracts or options with those of debt, preferred equity, or a depositary instrument (hereinafter “Hybrid Instruments”).  Generally, a Hybrid Instrument will be a debt security, preferred stock, depositary share, trust certificate, certificate of deposit, or other evidence of indebtedness on which a portion of or all interest payments and/or the principal or stated amount payable at maturity, redemption, or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles, or commodities (collectively “Underlying Assets”) or by another objective index, economic factor, or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively “Benchmarks”).  Thus, Hybrid Instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

Hybrid Instruments can be an efficient means of creating exposure to a particular market, or segment of a

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market, with the objective of enhancing total return.  For example, an Underlying Fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions.  One solution would be to purchase a U.S. dollar-denominated Hybrid Instrument whose redemption price is linked to the average three-year interest rate in a designated group of countries.  The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level and payoffs of less than par if rates were above the specified level.  Furthermore, an Underlying Fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly.  The purpose of this arrangement, known as a structured security with an embedded put option, would be to give an Underlying Fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transactions costs.  Of course, there is no guarantee that the strategy will be successful, and an Underlying Fund could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the Hybrid Instrument.

The risks of investing in Hybrid Instruments reflect a combination of the risks of investing in securities, options, futures and currencies.  Thus, an investment in a Hybrid Instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars, or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark.  The risks of a particular Hybrid Instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked.  Such risks generally depend upon factors, which are unrelated to the operations or credit quality of the issuer of the Hybrid Instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets, and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future. Reference is also made to the discussion of futures, options, and forward contracts herein for a discussion of the risks associated with such investments.

Hybrid Instruments are potentially more volatile and carry greater market risks than traditional debt instruments.  Depending on the structure of the particular Hybrid Instrument, changes in a Benchmark may be magnified by the terms of the Hybrid Instrument and have an even more dramatic and substantial effect upon the value of the Hybrid Instrument.  Also, the prices of the Hybrid Instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.

Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates.  Alternatively, Hybrid Instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if “leverage” is used to structure the Hybrid Instrument.  Leverage risk occurs when the Hybrid Instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the Hybrid Instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid Instruments may also carry liquidity risk since the instruments are often “customized” to meet an Underlying Fund’s needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities.  In addition, because the purchase and sale of Hybrid Instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between an Underlying Fund and the issuer of the Hybrid Instrument, the creditworthiness of the counter party of issuer of the Hybrid Instrument would be an additional risk factor which an Underlying Fund would have to consider and monitor. Hybrid Instruments also may not be subject to regulation of the CFTC, which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

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The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the NAV of an Underlying Fund.  Accordingly, each Underlying Fund will limit its investments in Hybrid Instruments to 10% of its total assets.  However, because of their volatility, it is possible that an Underlying Fund’s investment in Hybrid Instruments will account for more than 10% of an Underlying Fund’s return (positive or negative).

Indexed Securities

Certain of the Underlying Funds may invest in indexed securities. Indexed securities are instruments whose prices are indexed to the prices of other securities, securities indices, currencies, or other financial indicators.  Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.

Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities.  Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency.  Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad.  Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates.  Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies.

Lease Obligation Bonds

Certain of the Underlying Funds may invest in lease obligation bonds.  Lease obligation bonds are mortgages on a facility that is secured by the facility and are paid by a lessee over a long term.  The rental stream to service the debt as well as the mortgage are held by a collateral trustee on behalf of the public bondholders.  The primary risk of such instrument is the risk of default. Under the lease indenture, the failure to pay rent is an event of default.  The remedy to cure default is to rescind the lease and sell the assets.  If the lease obligation is not readily marketable or market quotations are not readily available, such lease obligations will be subject to an Underlying Fund’s limit on illiquid securities.

Options on Securities Indices

Certain of the Underlying Funds may purchase or sell call and put options on securities indices for the same purposes as it purchase or sells options on securities.  Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities.  In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.  When such options are written, the Underlying Fund is required to maintain a segregated account consisting of cash, cash equivalents or high grade obligations or the Underlying Fund must purchase a like option of greater value that will expire no earlier than the option sold.  Purchased options may not enable the Underlying Fund to hedge effectively against stock market risk if they are not highly correlated with the value of the Underlying Fund’s securities.  Moreover, the ability to hedge effectively depends upon the ability to predict movements in the stock market.

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Over-the-Counter Options

Certain of the Underlying Funds may write or purchase options in privately negotiated domestic or foreign transactions (“OTC Options”), as well as exchange-traded or “listed” options. OTC Options can be closed out only by agreement with the other party to the transaction, and thus any OTC Options purchased by the Underlying Fund may be considered an illiquid security.  In addition, certain OTC Options on foreign currencies are traded through financial institutions acting as market-makers in such options and the underlying currencies.

The staff of the SEC has taken the position that purchased OTC Options and assets used to cover written OTC Options are illiquid and, therefore, together with other illiquid securities, cannot exceed a certain percentage of the Underlying Fund’s assets (“SEC illiquidity ceiling”).  OTC Options entail risks in addition to the risks of exchange-traded options.  Exchange-traded options are in effect guaranteed by the Options Clearing Corporation, while an Underlying Fund relies on the party from whom it purchases an OTC Option to perform if an Underlying Fund exercises the option.  With OTC Options, if the transacting dealer fails to make or take delivery of the securities or amount of foreign currency underlying an option it has written, in accordance with the terms of that option, an Underlying Fund will lose the premium paid for the option as well as any anticipated benefit of the transaction. Furthermore, OTC Options are less liquid than exchange-traded options.

Purchasing Options on Securities

An option on a security is a contract that gives the purchaser of the option, in return or the premium paid, the right to buy a specified security (in the case of a call option) or to sell a specified security (in the case of a put option) from or to the seller (“writer”) of the option at a designated price during the term of the option.  Certain of the Underlying Funds may purchase put options on securities to protect holdings in an underlying or related security against a substantial decline in market value.  Securities are considered related if their price movements generally correlate to one another.  For example, the purchase of put options on debt securities held by an Underlying Fund would enable it to protect, at least partially, an unrealized gain in an appreciated security without actually selling the security.  In addition, an Underlying Fund would continue to receive interest income on such security.

Certain of the Underlying Funds may purchase call options on securities to protect against substantial increases in prices of securities an Underlying Fund intends to purchase pending its ability to invest in such securities in an orderly manner.  Certain of the Underlying Funds may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transactional costs paid on the put or call option which is sold.

Certain of the Underlying Funds may purchase long-term exchange traded equity options called Long Term Equity Anticipation Securities (“LEAPS”) and Buy Write Option Unitary Derivatives (“BOUNDs”).  LEAPS provide the holder the opportunity to participate in the underlying securities’ appreciation in excess of a fixed dollar amount; BOUNDs provide a holder the opportunity to retain dividends on the underlying securities while potentially participating in underlying securities’ capital appreciation up to a fixed dollar amount.

Risks of Options Transactions

The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a put or call option purchased by an Underlying Fund is not sold when it has remaining value, and if the market price of the

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underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, an Underlying Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

There can be no assurance that a liquid market will exist when an Underlying Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, an Underlying Fund may be unable to close out a position. If an Underlying Fund cannot effect a closing transaction, it will not be able to sell the underlying security while the previously written option remains outstanding, even though it might otherwise be advantageous to do so. Possible reasons for the absence of a liquid secondary market on a national securities exchange could include: insufficient trading interest, restrictions imposed by national securities exchanges, trading halts or suspensions with respect to call options or their underlying securities, inadequacy of the facilities of national securities exchanges or the Options Clearing Corporation due to a high trading volume or other event, and a decision by one or more national securities exchanges to discontinue the trading of call options or to impose restrictions on types of orders.

Since option premiums paid or received by an Underlying Fund, as compared to underlying investments, are small in relation to the market value of such investments, buying and selling put and call options offer large amounts of leverage. Thus, the leverage offered by trading in options could result in an Underlying Fund’s NAV being more sensitive to changes in the value of the underlying securities.

Structured Securities

Certain of the Underlying Funds may invest in structured securities. Structured securities include notes, bonds or debentures that provide for the payment of principal of, and/or interest in, amounts determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of structured securities may provide that under certain circumstances no principal is due at maturity and, therefore, may result in the loss of an Underlying Fund’s investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference.  Consequently, leveraged structured securities entail a greater degree of market risk than other types of debt obligations. Structured securities may also be more volatile, less liquid and more difficult to accurately price than less complex fixed-income investments.

Swaps

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year.  In a standard swap transaction, two parties agree to exchange the returns (or differential in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor.  The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, or in a “basket” of securities representing a particular index.

The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio transactions.  Whether an Underlying Fund’s use of swap agreements will be successful in furthering its investment objective will depend on a sub-adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments.  Moreover, an Underlying Fund bears the risk of loss of the amount expected to be received under a swap

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agreement in the event of the default or bankruptcy of a swap agreement counterparty.  Swaps are generally considered illiquid and may be aggregated with other illiquid positions for purposes of the limitation on illiquid investments.

The swaps market is largely unregulated.  It is possible that developments in the swaps market, including potential government regulation, could adversely affect an Underlying Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

For purposes of applying an Underlying Fund’s investment policies and restrictions (as stated in the Prospectus and this SAI) swap agreements are generally valued by an Underlying Fund at market value.  In the case of a credit default swap sold by an Underlying Fund (i.e., where an Underlying Fund is selling credit default protection), however, an Underlying Fund will generally value the swap at its notional amount.  The manner in which certain securities or other instruments are valued by an Underlying Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Variable and Floating Rate Securities

Certain of the Underlying Funds may invest in variable and floating rate securities. Variable rate securities provide for automatic establishment of a new interest rate at fixed intervals (e.g., daily, monthly, semi-annually, etc.).  Floating rate securities provide for automatic adjustment of the interest rate whenever some specified interest rate index changes.  The interest rate on variable or floating rate securities is ordinarily determined by reference to, or is a percentage of, a bank’s prime rate, the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates, or some other objective measure.

Variable or floating rate securities frequently include a demand feature entitling the holder to sell the securities to the issuer at par value.  In many cases, the demand feature can be exercised at any time on 7 days’ notice; in other cases, the demand feature is exercisable at any time on 30 days’ notice or on similar notice at intervals of not more than one year.  Some securities, which do not have variable or floating interest rates, may be accompanied by puts producing similar results and price characteristics.

When-Issued, Delayed Delivery and Forward Commitment Transactions

Certain of the Underlying Funds may purchase securities on a when-issued, delayed delivery or forward commitment basis if the Underlying Fund holds, and maintains until the settlement date in a segregated account, cash and/or liquid securities in an amount sufficient to meet the purchase price, or if the Underlying Fund enters into offsetting contracts for the forward sale of other securities it owns.  Purchasing securities on a when-issued, delayed delivery or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Underlying Fund’s other assets.  Although the Underlying Fund could purchase securities on a when-issued basis or enter into forward commitments with the intention of acquiring securities, the Underlying Fund may dispose of a when-issued or delayed delivery security prior to settlement if a sub-adviser deems it appropriate to do so.  The Underlying Fund may realize short-term profits or losses upon such sales.

Writing Covered Call and Secured Put Options

In order to earn additional income on its portfolio securities or to protect partially against declines in the value of such securities, certain of the Underlying Funds may write covered call options.  The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.  During the option period, a covered call option writer may be assigned an exercise notice by the broker-dealer through whom such call option was sold requiring the writer to deliver the underlying security against payment of the exercise price.  This obligation is terminated upon the expiration of the option

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period or at such earlier time in which the writer effects a closing purchase transaction.  Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security, or to enable an Underlying Fund to write another call option on the underlying security with either a different exercise price or expiration date or both.

In order to earn additional income or to facilitate its ability to purchase a security at a price lower than the current market price of such security, certain of the Underlying Funds may write secured put options.  During the option period, the writer of a put option may be assigned an exercise notice by the broker-dealer through whom the option was sold requiring the writer to purchase the underlying security at the exercise price.

Certain of the Underlying Funds may write a call or put option only if the option is “covered” or “secured” by the Underlying Fund holding a position in the underlying securities.  This means that so long as the Underlying Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option or hold a call with the same exercise price, the same exercise period, and on the same securities as the written call.  Alternatively, an Underlying Fund may maintain, in a segregated account with the Trust’s custodian (or earmark on its records), cash and/or liquid securities with a value sufficient to meet its obligation as writer of the option.  A put is secured if an Underlying Fund maintains cash and/or liquid securities with a value equal to the exercise price in a segregated account, or holds a put on the same underlying security at an equal or greater exercise price.  Certain of the Underlying Funds may also cover its obligation by holding a put where the exercise price of the put is less than that of the written put provided the difference is segregated in the form of liquid securities.  Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same Underlying Fund.

FOREIGN INVESTMENTS

Currency Management

An Underlying Fund’s flexibility to participate in higher yielding debt markets outside of the United States may allow an Underlying Fund to achieve higher yields than those generally obtained by domestic money market funds and short-term bond investments. When an Underlying Fund invests significantly in securities denominated in foreign currencies, however, movements in foreign currency exchange rates versus the U.S. dollar are likely to impact the Underlying Fund’s share price stability relative to domestic short-term income funds. Fluctuations in foreign currencies can have a positive or negative impact on returns. Normally, to the extent that the Underlying Fund is invested in foreign securities, a weakening in the U.S. dollar relative to the foreign currencies underlying an Underlying Fund’s investments should help increase the NAV of the Underlying Fund. Conversely, a strengthening in the U.S. dollar versus the foreign currencies in which the Underlying Fund’s securities are denominated will generally lower the NAV of the Underlying Fund. The sub-adviser attempts to minimize exchange rate risk through active portfolio management, including hedging currency exposure through the use of futures, options and forward currency transactions and attempting to identify bond markets with strong or stable currencies. There can be no assurance that such hedging will be successful and such transactions, if unsuccessful, could result in additional losses or expenses to an Underlying Fund.

Depositary Receipts

Certain of the Underlying Funds may invest in Depositary Receipts, including American Depositary Receipts (“ADRs”). ADRs are securities, typically issued by a U.S. financial institution (a “depositary”), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary.  ADRs may be available through “sponsored” or “un-sponsored” facilities.  A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the underlying security.  Holders of un-sponsored depositary receipts generally bear all the costs of the un-sponsored facility.

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The depositary of an un-sponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”) are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or U.S. corporation.  Generally, depositary receipts in registered form are designed for use in the U.S. securities market and depositary receipts in bearer form are designed for use in securities markets outside the United States.  Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the securities underlying un-sponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the depositary receipts.  Depositary receipts also involve the risks of other investments in foreign securities.

Equity and Debt Securities Issued or Guaranteed by Supranational Organizations

Certain Underlying Funds may invest assets in securities issued or guaranteed by Supranational Organizations, such as obligations issued or guaranteed by the Asian Development Bank, Inter-American Development Bank, International Bank for Reconstruction and Development (World Bank), African Development Bank, European Coal and Steel Community, European Economic Community, European Investment Bank and the Nordic Investment Bank.

Exchange Rate-Related Securities

Certain of the Underlying Funds may invest in securities that are indexed to certain specific foreign currency exchange rates.  The terms of such securities would provide that the principal amount or interest payments are adjusted upwards or downwards (but not below zero) at payment to reflect fluctuations in the exchange rate between two currencies while the obligation is outstanding, depending on the terms of the specific security.  An Underlying Fund will purchase such security with the currency in which it is denominated and will receive interest and principal payments thereon in the currency, but the amount of principal or interest payable by the issuer will vary in proportion to the change (if any) in the exchange rate between the two specific currencies between the date the instrument is issued and the date the principal or interest payment is due.  The staff of the SEC is currently considering whether a mutual fund’s purchase of this type of security would result in the issuance of a “senior security” within the meaning of the Investment Company Act of 1940 (“1940 Act”).  The Trust believes that such investments do not involve the creation of such a senior security, but nevertheless undertakes, ending the resolution of this issue by the staff, to establish a segregated account with respect to such investments and to maintain in such account cash not available for investment or U.S. government securities or other liquid high quality debt securities having a value equal to the aggregate principal amount of outstanding securities of this type.

Investment in exchange rate-related securities entails certain risks.  There is the possibility of significant changes in rates of exchange between the U.S. dollar and any foreign currency to which an exchange rate-related security is linked.  In addition, there is no assurance that sufficient trading interest to create a liquid secondary market will exist for a particular exchange rate-related security due to conditions in the debt and foreign currency markets.  Illiquidity in the forward foreign exchange market and the high volatility of the foreign exchange market may from time to time combine to make it difficult to sell an exchange rate-related security prior to maturity without incurring a significant price loss.

Foreign Currency Transactions

Certain of the Underlying Funds that invest in foreign securities may buy and sell securities denominated in

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currencies other than the U.S. dollar, and receive interest, dividends and sale proceeds in other currencies, those Underlying Funds may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar.  The Underlying Funds may enter into foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or use forward foreign currency contracts to purchase or sell the foreign currencies.

Foreign Debt Securities

Certain of the Underlying Funds may invest in corporate debt securities of foreign issuers (including preferred or preference stock), certain foreign bank obligations (see, “Bank Obligations”) and U.S. dollar or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities.  Securities traded in certain emerging market countries, including the emerging market countries in Eastern Europe, may be subject to risks in addition to risks typically posed by international investing due to the inexperience of financial intermediaries, the lack of modern technology, and the lack of a sufficient capital base to expand business operations.  Additionally, former Communist regimes of a number of Eastern European countries previously expropriated a large amount of property, the claims on which have not been entirely settled.  There can be no assurance that the Portfolios’ investments in Eastern Europe will not also be expropriated, nationalized or otherwise confiscated.

Investment in sovereign debt can involve a high degree of risk.  The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of the debt.  A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject.  Governmental entities may also depend on expected disbursements from foreign governments, multilateral agencies and others to reduce principal and interest arrearages on their debt.  The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations.  Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner.  Consequently, governmental entities may default on their sovereign debt.  Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities.  There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

Certain Underlying Funds’ investments in foreign currency denominated debt obligations and hedging activities will likely produce a difference between its book income and its taxable income.  This difference may cause a portion of the Company’s income distributions to constitute returns of capital for tax purposes or require the Portfolios to make distributions exceeding book income to qualify as a regulated investment company for federal tax purposes.

Foreign Equity Securities

Certain of the Underlying Funds may invest in equity securities of foreign issuers, including ADRs, EDRs and GDRs, which are described below. Some Underlying Funds may invest in foreign branches of commercial banks and foreign banks. (See the “Banking Industry and Savings Industry Obligations” discussion in this SAI for further description of these securities.)

Certain of the Underlying Funds may have no more than 25% of their total assets invested in securities of

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issuers located in any one emerging market country.

Investments in foreign securities offer potential benefits not available in securities of domestic issuers by offering the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the United States, or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that may not move in a manner parallel to U.S. markets.

Investments in securities of foreign issuers involve certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions.  Changes in foreign currency exchange rates may affect the value of securities in an Underlying Fund and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned.  In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, other foreign taxation, political or social instability, or diplomatic developments that could adversely affect investments in those countries.

There may be less publicly available information about a foreign company than about a U.S. company and foreign companies may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to or as uniform as those of U.S. companies. Foreign securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets.  Securities of many foreign companies are less liquid and their prices more volatile than securities of comparable U.S. companies.  Transactional costs in non-U.S. securities markets are generally higher than in U.S. securities markets.  There is generally less government supervision and regulation of exchanges, brokers, and issuers than there is in the United States.  An Underlying Fund might have greater difficulty taking appropriate legal action with respect to foreign investments in non-U.S. courts than with respect to domestic issuers in U.S. courts.  In addition, transactions in foreign securities may involve greater time from the trade date until settlement than domestic securities transactions and involve the risk of possible losses through the holding of securities by custodians and securities depositories in foreign countries.

Securities traded in emerging market countries, including the emerging market countries in Eastern Europe, may be subject to risks in addition to risks typically posed by international investing due to the inexperience of financial intermediaries, the lack of modern technology, and the lack of a sufficient capital base to expand business operations.  A number of emerging market countries restrict, to varying degrees, foreign investment in securities.  Repatriation of investment income, capital, and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries.  A number of the currencies of emerging market countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur after investments in these currencies by the Underlying Fund.  Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility.  There is a risk in emerging market countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on an Underlying Fund’s investment.

Additional risks of investing in emerging market countries may include: currency exchange rate fluctuations; greater social, economic and political uncertainty and instability (including the risk of war); more substantial governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be newly organized and may be smaller and less seasoned companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult

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to obtain and/or enforce a judgment in a court outside the United States; and significantly smaller market capitalization of securities markets. Emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions.  Settlement problems may cause an Underlying Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or delay in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security. Any change in the leadership or policies of Eastern European countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.  Additionally, former Communist regimes of a number of Eastern European countries previously expropriated a large amount of property, the claims on which have not been entirely settled.  There can be no assurance that an Underlying Fund’s investments in Eastern Europe will not also be expropriated, nationalized or otherwise confiscated.

Forward Currency Contracts

Certain of the Underlying Funds may enter into forward currency contracts in anticipation of changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. For example, an Underlying Fund might purchase a particular currency or enter into a forward currency contract to preserve the U.S. dollar price of securities it intends to or has contracted to purchase. Alternatively, it might sell a particular currency on either a spot or forward basis to hedge against an anticipated decline in the dollar value of securities it intends to or has contracted to sell. Although this strategy could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain from an increase in the value of the currency.

An Underlying Fund may engage in forward currency transactions in anticipation of or to protect itself against fluctuations in currency exchange rates.  An Underlying Fund might sell a particular currency forward, for example, when it wants to hold bonds or bank obligations denominated in or exposed to that currency but anticipates or wishes to be protected against a decline in the currency against the dollar.  Similarly, it might purchase a currency forward to “lock in” the dollar price of securities denominated in or exposed to that currency which it anticipated purchasing.

The Underlying Funds may enter into forward foreign currency contracts in two circumstances.  When an Underlying Fund enters into a contract for the purchase or sale of a security denominated in or exposed to a foreign currency, the Underlying Fund may desire to “lock in” the U.S. dollar price of the security.  By entering into a forward contract for a fixed amount of dollars for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Underlying Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

Second, when the sub-adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract for a fixed amount of dollars to sell the amount of foreign currency approximating the value of some or all of the Underlying Fund’s securities denominated in or exposed to such foreign currency.  The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date on which the forward contract is entered into and the date it matures.  The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

None of the Underlying Funds will enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Underlying Fund to deliver an amount

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of foreign currency in excess of the value of the Underlying Fund’s securities or other assets denominated in that currency, unless the Underlying Fund covers the excess with sufficient segregated assets.  At the maturity of a forward contract, an Underlying Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

It is impossible to forecast the market value of a particular portfolio security at the expiration of the contract.  Accordingly, if a decision is made to sell the security and make delivery of the foreign currency, it may be necessary for the Underlying Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that the Underlying Fund is obligated to deliver.

If the Underlying Fund retains the portfolio security and engages in an offsetting transaction, the Underlying Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices.  Should forward prices decline during the period between the Underlying Fund’s entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Underlying Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase.  Should forward prices increase, the Underlying Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

Forward contracts are not traded on regulated commodities exchanges.  There can be no assurance that a liquid market will exist when an Underlying Fund seeks to close out a forward currency position, and in such an event, the Underlying Fund might not be able to effect a closing purchase transaction at any particular time.  In addition, an Underlying Fund entering into a forward foreign currency contract incurs the risk of default by the counter party to the transaction.  The CFTC has indicated that it may in the future assert jurisdiction over certain types of forward contracts in foreign currencies and attempt to prohibit certain entities from engaging in such foreign currency forward transactions.

International Debt Securities

Certain of the Underlying Funds may invest in debt obligations (which may be denominated in U.S. dollar or in non-U.S. currencies) of any rating issued or guaranteed by foreign corporations, certain supranational entities (such as the World Bank) and foreign governments (including political subdivisions having taxing authority) or their agencies or instrumentalities, including ADRs, consistent with each Underlying Fund’s policies.  These investments may include debt obligations such as bonds (including sinking fund and callable bonds), debentures and notes, together with preferred stocks, pay-in-kind securities, and zero-coupon securities.

In determining whether to invest in debt obligations of foreign issuers, an Underlying Fund would consider the relative yields of foreign and domestic debt securities, the economies of foreign countries, the condition of such countries’ financial markets, the interest rate climate of such countries and the relationship of such countries’ currency to the U.S. dollar.  These factors are judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data.  Subsequent foreign currency losses may result in an Underlying Fund having previously distributed more income in a particular period than was available from investment income, which could result in a return of capital to shareholders.  An Underlying Fund’s portfolio of foreign securities may include those of a number of foreign countries, or, depending upon market conditions, those of a single country.

Investments in securities of issuers in non-industrialized countries generally involve more risk and may be considered highly speculative.  Although a portion of an Underlying Fund’s investment income may be

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received or realized in foreign currencies, the Underlying Funds would be required to compute and distribute its income in U.S. dollars and absorb the cost of currency fluctuations and the cost of currency conversions.  Investment in foreign securities involves considerations and risks not associated with investment in securities of U.S. issuers.  For example, foreign issuers are not required to use generally accepted accounting principles.  If foreign securities are not registered under the 1933 Act, the issuer does not have to comply with the disclosure requirements of the Securities Exchange Act of 1934, as amended (“1934 Act”).  The values of foreign securities investments will be affected by incomplete or inaccurate information available to the investment adviser as to foreign issuers, changes in currency rates, exchange control regulations or currency blockage, expropriation or nationalization of assets, application of foreign tax laws (including withholding taxes), changes in governmental administration or economic or monetary policy.  In addition, it is generally more difficult to obtain court judgments outside the United States.

Options on Foreign Currencies

Certain of the Underlying Funds may purchase and sell options on foreign currencies for hedging purposes in a manner similar to that in which forward contracts will be utilized.  For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant.  In order to protect against such diminution in the value of portfolio securities, an Underlying Fund may purchase put options on the foreign currency.  If the value of the currency does decline, the Underlying Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, an Underlying Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates.  As in the case of other types of options, however, the benefit to an Underlying Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs.  In addition, where currency exchange rates do not move in the direction or to the extent anticipated, an Underlying Fund could sustain losses on transactions in foreign currency options which would require it to forgo a portion or all of the benefits of advantageous changes in such rates.

An Underlying Fund may sell options on foreign currencies for the same types of hedging purposes.  For example, where an Underlying Fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, sell a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

As in the case of other types of options, however, the selling of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and an Underlying Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses.  The purchase of an option on foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to an Underlying Fund’s position, it may forfeit the entire amount of the premium plus related transaction costs.  As in the case of forward contracts, certain options on foreign currencies are traded over the counter and involve risks which may not be present in the case of exchange-traded instruments.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, an Underlying Fund could sell a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Underlying Fund to hedge such increased cost up to the amount of the premium.  Foreign currency options sold by an Underlying Fund will generally be covered in a manner similar to the covering of other types of options.  As in the case of other types of options, however, the selling of a foreign currency option will constitute only a partial hedge up to the amount of the

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premium, and only if rates move in the expected direction.  If this does not occur, the option may be exercised and an Underlying Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium.  Through the selling of options on foreign currencies, an Underlying Fund also may be required to forgo all or a portion of the benefits, which might otherwise have been obtained from favorable movements in exchange rates.  An Underlying Fund may also use foreign currency options to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

Passive Foreign Investment Companies

Certain of the Underlying Funds may invest in securities of “passive foreign investment companies” (“PFICs”).  Some foreign countries limit or prohibit all direct foreign investment in the securities of companies located in their countries.  However, the governments of some countries have authorized the organization of investment funds to permit indirect foreign investment in such securities.  The Underlying Funds may subject to certain percentage limits under the 1940 Act and the laws of certain states relating to the purchase of securities of investment companies, and may be subject to the limitation that more than 10% of the value of the Underlying Fund’s assets may be invested in such securities.

Sovereign Debt

Certain of the Underlying Funds may invest in sovereign debt securities issued by governments of foreign countries.  The sovereign debt in which the Underlying Fund may invest may be rated below investment grade.  These securities usually offer higher yields than higher rated securities but also are subject to greater risk than higher rated securities.

Investment in sovereign debt involves a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities also may depend upon expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt.  Dividend and interest income from foreign securities may generally be subject to withholding taxes by the country in which the issuer is located and may not be recoverable by an Underlying Fund or its investors.

Sovereign debt issued or guaranteed by emerging market governmental entities, and corporate issuers in which an Underlying Fund may invest potentially involves a high degree of risk and may be deemed the equivalent in terms of quality to high risk, low rated securities (i.e., high-yield bonds) and subject to many of the same risks as such securities.  An Underlying Fund may have difficulty disposing of certain of these debt obligations because there may be a thin trading market for such securities. In the event a governmental issuer defaults on its obligations, the Underlying Fund may have limited legal recourse against the issuer or guarantor, if any.  Remedies must, in some cases, be pursued in the courts in the jurisdiction in which the defaulting party itself operates, and the ability of the holder of foreign government debt securities to obtain recourse may be subject to the political climate in the relevant country.

The issuers of the government debt securities in which an Underlying Fund may invest may experience substantial difficulties in servicing their external debt obligations, which may lead to defaults on certain obligations. In the event of default, holders of sovereign debt may be requested to participate in the rescheduling of sovereign debt and to extend further loans to governmental entities.  In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of foreign government debt obligations in the event of default under their commercial bank loan agreements.  Further, in

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the event of a default by a governmental entity, an Underlying Fund may have few or no effective legal remedies for collecting on such debt.

OTHER INVESTMENT PRACTICES AND RISKS

Borrowing

Leveraging by means of borrowing will exaggerate the effect of any increase or decrease in the value of portfolio securities on an Underlying Fund’s NAV; money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances), which may or may not exceed the income received from the securities purchased with borrowed funds. The use of borrowing tends to result in a faster than average movement, up or down, in the NAV of the Underlying Fund’s shares.  An Underlying Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Reverse repurchase agreements will be included as borrowing.  Securities purchased on a when-issued or delayed delivery basis will not be subject to an Underlying Fund’s borrowing limitations to the extent that the Underlying Fund establishes and maintains liquid assets in a segregated account with the Trust’s custodian (or earmark liquid assets on its records) equal to an Underlying Fund’s obligations under the when-issued or delayed delivery arrangement.

Exchange-Traded Funds (“ETFs”)

An ETF is an investment company whose goal is to track or replicate a desired index, such as a sector, market or global segment.  ETFs are passively managed and traded similar to a publicly traded company.  Similarly, the risks and costs are similar to that of a publicly traded company.  The goal of an ETF is to correspond generally to the price and yield performance, before fees and expenses of its underlying index.  The risk of not correlating to the index is an additional risk to the investors of ETFs.  Because ETFs trade on an exchange, they may not trade at NAV.  Sometimes, the prices of ETFs may vary significantly from the NAVs of the ETF’s underlying indices.  Additionally, if an Underlying Fund elects to redeem its ETF shares rather than selling them in the secondary market, the Underlying Fund may receive the underlying securities which it would then have to sell in order to obtain cash.  Additionally, when an Underlying Fund invests in ETFs, shareholders of the Underlying Fund bear their proportionate share of the underlying ETF’s fees and expenses.

Foreign Currency Warrants

Foreign currency warrants such as Currency Exchange WarrantsSM (“CEWsSM”) are warrants that entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant.  Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese yen or the euro.  The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed).

Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be

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listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised.  The expiration date of the warrants may be accelerated if the warrants should be de-listed from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining “time value” of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case the warrants were “out-of-the-money,” in a total loss of the purchase price of the warrants.  Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation (“OCC”). Unlike foreign currency options issued by OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.

Hard Asset Securities

The production and marketing of hard assets or global resources may be affected by actions and changes in governments.  In addition, hard asset companies and securities of hard asset companies may be cyclical in nature.  During periods of economic or financial instability, the securities of some hard asset companies may be subject to broad price fluctuations, reflecting volatility of energy and basic materials prices and possible instability of supply of various hard assets.  In addition, some hard asset companies may also be subject to the risks generally associated with extraction of natural resources, such as the risks of mining and oil drilling, and the risks of the hazards associated with natural resources, such as fire, drought, increased regulatory and environmental costs, and others.  Securities of hard asset companies may also experience greater price fluctuations than the relevant hard asset.  In periods of rising hard asset prices, such securities may rise at a faster rate, and, conversely, in time of falling hard asset prices, such securities may suffer a greater price decline.

Holding Company Depositary Receipts (“HOLDRs”)

HOLDRs are trust-issued receipts that represent an Underlying Fund’s beneficial ownership of a specific group of stocks.  HOLDRs involve risks similar to the risks of investing in common stock.  For example, an Underlying Fund’s investments will decline in value if the underlying stocks decline in value.  Because HOLDRs are not subject to concentration limits, the relative weight of an individual stock may increase substantially, causing the HOLDRs to be less diverse and creating more risk.

Illiquid Securities

Generally, a security is considered illiquid if it cannot be disposed of within seven days.  Its illiquidity might prevent the sale of such a security at a time when a sub-adviser might wish to sell, and these securities could have the effect of decreasing the overall level of an Underlying Fund’s liquidity.  Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring an Underlying Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that the Underlying Fund could realize upon disposition.  Because of the nature of these securities, a considerable period of time may elapse between an Underlying Fund’s decision to dispose of these securities and the time when an Underlying Fund is able to dispose of them, during which time the value of the securities could decline.  Securities that are not readily marketable will be valued in good faith pursuant to procedures

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adopted by the Board.

Initial Public Offerings

Certain of the Underlying Funds may invest in initial public offerings (“IPOs”). IPOs occur when a company first offers its securities to the public.  Although companies can be any age or size at the time of their IPO, they are often smaller and have a limited operating history, which involves a greater potential for the value of their securities to be impaired following the IPO.  Investors in IPOs can be adversely affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.  In addition, all of the factors that affect stock market performance may have a greater impact on the shares of IPO companies.

The price of a company’s securities may be highly unstable at the time of its IPO and for a period thereafter due to market psychology prevailing at the time of the IPO, the absence of a prior public market, the small number of shares available and limited availability of investor information.  As a result of this or other factors, an Underlying Fund’s adviser or sub-adviser might decide to sell an IPO security more quickly than it would otherwise, which may result in a significant gain or loss and greater transaction costs to the Underlying Fund.  Any gains from shares held for 12 months or less will be treated as short-term gains, taxable as ordinary income to the Underlying Fund’s shareholders.  In addition, IPO securities may be subject to varying patterns of trading volume and may, at times, be difficult to sell without an unfavorable impact on prevailing prices.

The effect of an IPO investment can have a magnified impact on an Underlying Fund’s performance when the Underlying Fund’s asset bases are small.  Consequently, IPOs may constitute a significant portion of the Underlying Fund’s returns particularly when the Underlying Fund is small.  Since the number of securities issued in an IPO is limited, it is likely that IPO securities will represent a smaller component of an Underlying Fund’s assets as it increases in size and, therefore, have a more limited effect on the Underlying Fund’s performance.

There can be no assurance that IPOs will continue to be available for the Underlying Funds to purchase.  The number or quality of IPOs available for purchase by the Underlying Funds may vary, decrease or entirely disappear.  In some cases, the Underlying Funds may not be able to purchase IPOs at the offering price, but may have to purchase the shares in the aftermarket at a price greatly exceeding the offering price, making it more difficult for the Underlying Funds to realize a profit.

Internet and Internet-Related Companies

Internet and Internet-related companies are generally subject to a rate of change in technology which is higher than other industries and often requires extensive and sustained investment in research and development.  As a result, Internet and Internet-related companies are exposed to the risk of rapid product obsolescence.  Changes in governmental policies, such as telephone and cable regulations and anti-trust enforcement, and the need for regulatory approvals may have an adverse effect on the products, services and securities of Internet and Internet-related companies.  Internet and Internet-related companies may also produce or use products or services that prove commercially unsuccessful.  In addition, intense worldwide competitive pressures and changing demand, evolving industry standards, challenges in achieving product capability, loss of patent protection or proprietary rights, reduction or interruption in the supply of key components, changes in strategic alliances, frequent mergers or acquisitions or other factors can have a significant effect on the financial conditions of companies in these industries, competitive pressures in the Internet and Internet-related industries may affect negatively the financial condition of Internet and Internet-related companies. Internet and Internet-related companies are also subject to the risk of service disruptions, and the risk of losses arising out of litigation related to these losses.  Many Internet companies have exceptionally high price-to-earnings ratios with little or no earnings.

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Risk Considerations Regarding the Internet Industry

The value of shares of an Underlying Fund invested in the internet industry may fluctuate based upon risk factors affecting the Internet industry and related industries.  Stocks of many Internet companies for which IPOs occurred between 1999 and 2001 have been trading below their initial offering price. Further, many Internet and Internet-related companies have incurred losses since their inception, may continue to incur losses for an extended period of time and may never achieve profitability.  Products developed by these companies may be commercially unsuccessful and subject to rapid obsolescence as the market in which many Internet companies compete is characterized by rapidly changing technology, evolving industry standards, frequent new service and product announcements, introductions and enhancements and changing customer demands. The failure of an Internet company to adapt to such changes could have a material adverse effect on the company’s business, results of operations and financial condition.  In addition, the widespread adoption of new Internet, networking or telecommunications technologies or other technological changes could require substantial expenditures by an Internet company to modify or adapt its services or infrastructure, which could have a material adverse effect on an Internet company’s business, results of operations and financial condition.

iShares MSCI Index Shares

Certain of the Underlying Funds may invest in iShares MSCI Index Shares (“iShares”) (formerly known as World Equity Benchmark Shares (“WEBS”)). WEBS were a form of exchange-traded fund traded on the American Stock Exchange (“AMEX”).  They were re-named iShares MSCI Index Shares on March 15, 2000. iShares track the performance of several international equity indices.  Each country index series invests in an optimized portfolio of common stocks based on that country’s Morgan Stanley Capital International benchmark country index. The market prices of iShares are expected to fluctuate in accordance with both changes in the NAVs of their underlying indices and supply and demand of iShares on the AMEX. To date, iShares have traded at relatively modest discounts and premiums to their NAVs.  However, iShares have a limited operating history and information is lacking regarding the actual performance and trading liquidity of iShares for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of iShares will continue to be met or will remain unchanged.  In the event substantial market or other disruptions affecting iShares should occur in the future, the liquidity and value of an Underlying Fund’s shares could also be substantially and adversely affected.  If such disruptions were to occur, the Underlying Fund could be required to reconsider the use of iShares as part of its investment strategy. (See, “Exchange-Traded Funds”).

Lending Portfolio Securities

For the purpose of realizing additional income, certain of the Underlying Funds may make secured loans of portfolio securities up to 33 1/3% of its total assets (excluding debt securities and repurchase agreements for which this limitation does not apply). Securities loans are made to banks, brokers and other financial institutions pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent marked-to-market on a daily basis. The collateral received will consist of cash, U.S. government securities, letters of credit or such other collateral as may be permitted under an Underlying Fund’s investment program.  While the securities are being lent, the Underlying Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower.  The Underlying Fund has a right to call each loan and obtain the securities on five business days’ notice or, in connection with securities trading on foreign markets, within such longer period of time which coincides with the normal settlement period for purchases and sales of such securities in such foreign markets.  The Underlying Fund will not have the right to vote securities while they are being lent, but it will call a loan in anticipation of any important vote.  The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral in the event the value of the collateral decreased below the value of the securities loaned or of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially.  Loans will not be made unless, in the judgment of the sub-adviser, the consideration

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to be earned from such loans would justify the risk.

Master Limited Partnerships (“MLPs”)

Certain of the Underlying Funds may invest in MLPs. Certain companies are organized as MLPs in which ownership interests are publicly traded. MLPs often own several properties or businesses (or directly own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects. Generally, a MLP is operated under the supervision of one or more managing general partners. Limited partners (like a Fund that invests in a MLP) are not involved in the day-to-day management of the partnership. They are allocated income and capital gains associated with the partnership project in accordance with the terms established in the partnership agreement. The risks of investing in a MLP are generally those inherent in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be less protections afforded investors in a MLP than investors in a corporation. Additional risks involved with investing in a MLP are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate or oil and gas industries.

Other Investment Companies

An investment company is a company engaged in the business of pooling investors’ money and trading in securities for them.  Examples include face-amount certificate companies, unit investment trusts and management companies.  When an Underlying Fund invests in other investment companies, shareholders of the Underlying Fund bear their proportionate share of the underlying investment companies’ fees and expenses.

The LifeStyle Portfolios and certain of the Underlying Funds may invest in shares issued by other investment companies to the extent permitted by the 1940 Act and the rules and regulations thereunder or under the terms of an exemptive order granted by the SEC, except that this restriction does not apply to securities received or acquired as dividends through offers of exchange or as a result of re-organization, consolidation or merger.  Certain Underlying Funds may invest in shares of certain types of investment companies referred to as “SPDRs”, as defined below and/or “iShares”, as defined previously.  Certain Underlying Funds may invest in Exchange-Traded Funds, as defined previously. An Underlying Fund is limited in the degree to which it may invest in shares of another investment company in that it may not, at the time of the purchase, (1) acquire more than 3% of the outstanding voting shares of the investment company; (2) invest more than 5% of the Underlying Fund’s total assets in the investment company; or (3) invest more than 10% of the Underlying Fund’s total assets in all investment company holdings.  As a shareholder in any investment company, an Underlying Fund will bear its ratable share of the investment company’s expenses, including management fees in the case of a management investment company.

Performance Indexed Paper

Certain of the Underlying Funds may invest in performance indexed paper. Performance indexed paper is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements.  The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

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Portfolio Turnover

Certain Underlying Funds may sell a portfolio investment soon after its acquisition if the sub-adviser believes that such a disposition is consistent with the Underlying Funds’ investment objective.  Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments.  A portfolio turnover rate of 100% or more is considered high, although the rate of portfolio turnover will not be a limiting factor in making portfolio decisions.  A high rate of portfolio turnover involves correspondingly greater brokerage commission expenses and other transaction costs, which must be ultimately borne by an Underlying Fund’s shareholders. High portfolio turnover may result in the realization of substantial net capital gains.

Principal Exchange Rate Linked Securities

Certain of the Underlying Funds may invest in principal exchange rate linked securities. Principal exchange rate linked securities are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time.  The return on “standard” principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; “reverse” principal exchange rate linked securities are like the “standard” securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency.  Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). Principal exchange rate linked securities may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

Private Funds

Certain of the Underlying Funds may invest in U.S. or foreign private limited partnerships or other investment funds (“Private Funds”). Investments in Private Funds may be highly speculative and volatile. Because Private Funds under certain circumstances are investment companies for purposes of the 1940 Act, an Underlying Fund’s ability to invest in them will be limited. In addition, shareholders of the Underlying Fund will remain subject to an Underlying Fund’s expenses while also bearing their pro rata share of the operating expenses of the Private Funds. The ability of the Underlying Fund to dispose of interests in Private Funds is very limited and involves risks, including loss of the entire investment in the Private Fund.

Real Estate Investment Trusts (“REITs”)

Certain of the Underlying Funds may invest in REITs.  REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests.  REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs.  Equity REITs invest most of their assets directly in real property and derive income primarily from the collection of rents.  Equity REITs can also realize capital gains by selling properties that have appreciated in value.  Mortgage REITs invest most of their assets in real estate mortgages and derive income from interest payments.  Like investment companies, REITs are not taxed on income distributed to shareholders if they comply with several requirements of the Code.  An Underlying Fund will indirectly bear its proportionate share of any expenses (such as operating expenses and advisory fees) paid by REITs in which it invests in addition to the expenses paid by the Underlying Fund.

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Risks Associated with the Real Estate Industry

Although an Underlying Fund that invests in REITs does not invest directly in real estate, it does invest primarily in real estate equity securities and may concentrate its investments in the real estate industry, and, therefore, an investment by an Underlying Fund may be subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general.  These risks include, among others:

•                  possible declines in the value of real estate;

•                  adverse general or local economic conditions;

•                  possible lack of availability of mortgage funds;

•                  overbuilding;

•                  extended vacancies of properties;

•                  increases in competition, property taxes and operating expenses;

•                  changes in zoning or applicable tax law;

•                  costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems;

•                  casualty or condemnation losses;

•                  uninsured damages from floods, earthquakes or other natural disasters;

limitations on and variations in rents; and

•                  unfavorable changes in interest rates.

In addition to the risks discussed above, REITs may be affected by any changes in the value of the underlying property owned by the trusts or by the quality of any credit extended.  REITs are dependent upon management skill, are not diversified, and are therefore subject to the risk of financing single or a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation, and the possibility of failing to qualify for special tax treatment under Subchapter M of the Code and to maintain an exemption under the 1940 Act.  Finally, certain REITs may be self-liquidating in that a specific term of existence is provided for in the trust document and such REITs run the risk of liquidating at an economically inopportune time.

Repurchase Agreements

Certain of the Underlying Funds may invest in repurchase agreements.  The term of such an agreement is generally quite short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery.  The resale price is in excess of the purchase price by an amount, which reflects an agreed-upon market rate of return, effective for the period of time the Underlying Fund is invested in the security.  This results in a fixed rate of return protected from market fluctuations during the period of the agreement.  This rate is not tied to the coupon rate on the security subject to the repurchase agreement.

The sub-adviser monitors the value of the underlying securities held as collateral at the time the repurchase agreement is entered into and at all times during the term of the agreement to ensure that their value always equals or exceeds the agreed-upon repurchase price to be paid to the Underlying Fund.  The sub-adviser, in accordance with procedures established by the Board of Directors/Trustees of the Underlying Fund, also evaluates the creditworthiness and financial responsibility of the banks and brokers or dealers with which the Underlying Fund enters into repurchase agreements.

Certain of the Underlying Funds may engage in repurchase transactions in accordance with guidelines approved by the Underlying Fund’s Board of Directors/Trustees, which include monitoring the creditworthiness of the parties with which an Underlying Fund engages in repurchase transactions, obtaining collateral at least equal in value to the repurchase obligation, and marking the collateral to market on a daily basis.

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Certain of the Underlying Funds may not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreements, together with any other securities that are not readily marketable, would exceed that Underlying Fund’s limitation of 15% of the net assets of the Underlying Fund on investing in illiquid securities.  If the seller should become bankrupt or default on its obligations to repurchase the securities, the Underlying Fund may experience delay or difficulties in exercising its rights to the securities held as collateral and might incur a loss if the value of the securities should decline.  The Underlying Fund also might incur disposition costs in connection with liquidating the securities.

Restricted Securities

Certain of the Underlying Funds also may purchase securities that are not registered under the 1933 Act (“restricted securities”), including those that can be offered and sold to qualified institutional buyers (“QIBs”) under Rule 144A under the 1933 Act (“Rule 144A securities”).  An Underlying Fund’s Board of Directors/Trustees, based upon information and recommendations provided by the sub-adviser, confirms that a specific Rule 144A security is liquid and thus not subject to the limitation on investing in illiquid investments.  This investment practice could have the effect of decreasing the level of liquidity in an Underlying Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities held by the Underlying Fund.  Subject to an Underlying Fund’s limitations on investments in illiquid investments and subject to the diversification requirements of the Code, an Underlying Fund may also invest in restricted securities that may not be sold under Rule 144A, which presents certain liquidity risks. Liquidity risks involve the Underlying Funds’ inabilities to dispose of the securities in a timely manner or at favorable prices due to a limited number of QIBs. Some Rule 144A securities have registration rights attached when they are initially issued and thus, can be registered with either the SEC or the appropriate state(s). Once the issuer registers the security, it can be traded freely without any legal constrains. Other Rule 144A securities do not have registration rights attached when first issued.  As such, these securities can only be bought from and sold to QIBs. Nonetheless, a small market exists for trading Rule 144A securities.  An Underlying Fund may not be able to sell these securities when its sub-adviser wishes to do so, or might have to sell them at less than fair value. In addition, market quotations are less readily available. Therefore, judgment may at times play a greater role in valuing these securities than in the case of unrestricted securities.

Reverse Repurchase Agreements

A reverse repurchase agreement involves the sale of a security by the Underlying Fund and its agreement to repurchase the instrument at a specified time and price.  An Underlying Fund will use the proceeds of a reverse repurchase agreement to purchase other money market instruments which either mature at a date simultaneous with or prior to the expiration of the reverse repurchase agreement or which are held under an agreement to resell maturing as of that time.  An Underlying Fund typically will segregate assets determined to be liquid by the sub-adviser to cover its obligations under reverse repurchase agreements.  Under the 1940 Act, reverse repurchase agreements for which assets are not segregated may be considered to be borrowings by the seller; accordingly, certain of the Underlying Funds will limit their investments in uncovered reverse repurchase agreements consistent with the borrowing limits applicable to the Underlying Fund.  (See “Borrowing” for further information on these limits.)  The use of reverse repurchase agreements by the Underlying Fund creates leverage, which increases the Underlying Fund’s investment risk.  If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the cost of the agreements, the Underlying Fund’s earnings or NAV will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or NAV would decline faster than otherwise would be the case.

Risk Arbitrage Securities and Distressed Companies

A merger, tender or exchange offer, or other corporate restructuring proposed at the time a portfolio invests in risk arbitrage securities may not be completed on the terms or within the time frame contemplated, resulting in losses to the Underlying Funds. Debt obligations of distressed companies typically are unrated, lower rated, in

49

default, or close to default. Also, securities of distressed companies are generally more likely to become worthless than the securities of more financially stable companies.

Short Sales

A short sale is a transaction in which an Underlying Fund sells a security it does not own in anticipation of a decline in market price.  Certain of the Underlying Funds may make short sales to offset a potential decline in a long position or a group of long positions, or if the sub-adviser believes that a decline in the price of a particular security or group of securities is likely.

An Underlying Fund’s obligation to replace the security borrowed in connection with the short sale will be secured by collateral deposited with a broker, consisting of cash or securities acceptable to the broker.  An Underlying Fund is not required to liquidate an existing short sale position solely because a change in market values has caused one or more of these percentage limitations to be exceeded.

Short Sales Against the Box

A short sale “against the box” is a short sale where, at the time of the short sale, the Underlying Fund owns or has the immediate and unconditional right, at no added cost, to obtain the identical security.  An Underlying Fund would enter into such a transaction to defer a gain or loss for federal income tax purposes on the security owned by the Underlying Fund.  Short Sales against the box are not subject to the percentage limitations on short sales described in the Prospectuses.

Small Companies

Certain of the Underlying Funds may invest in small companies, some of which may be unseasoned.  Such companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group.  While the markets in securities of such companies have grown rapidly in recent years, such securities may trade less frequently and in smaller volume than more widely held securities. The values of these securities may fluctuate more sharply than those of other securities, and an Underlying Fund may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices.  There may be less publicly available information about the issuers of these securities or less market interest in such securities than in the case of larger companies and it may take a longer period of time for the prices of such securities to reflect the full value of their issuers’ underlying earnings potential or assets.

Some securities of smaller issuers may be restricted as to resale or may otherwise be highly illiquid.  The ability of an Underlying Fund to dispose of such securities may be greatly limited, and an Underlying Fund may have to continue to hold such securities during periods when its adviser would otherwise have sold the security.  It is possible that an Underlying Fund’s adviser or an affiliate or client of an Underlying Fund’s adviser may hold securities issued by the same issuers, and may in some cases have acquired the securities at different times, on more favorable terms, or at more favorable prices, than the Underlying Fund which it manages.

Special Situations

A special situation arises when, in the opinion of a sub-adviser, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development applicable to that company, and regardless of general business conditions or movements of the market as a whole.  Developments creating special situations might include, among others: liquidations, reorganizations, recapitalizations, mergers, material litigation, technical breakthroughs, and new management or management policies.  Investments in unseasoned companies and special situations often involve much greater risk than is inherent in ordinary investment securities.

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Standard & Poor’s Depositary Receipts

Certain of the Underlying Funds may, consistent with their investment policies, purchase Standard & Poor’s Depositary Receipts (“SPDRs”).  SPDRs are securities traded on the AMEX that represent ownership in the SPDR Trust, a trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the S&P 500® Index.  The SPDR Trust is sponsored by a subsidiary of the AMEX.  SPDRs may be used for several reasons, including, but not limited to, facilitating the handling of cash flows or trading, or reducing transaction costs. The price movement of SPDRs may not perfectly parallel the price action of the S&P 500® Index.

Stock Purchase Rights

Underlying Funds may also invest in stock purchase rights.  Stock purchase rights are instruments, frequently distributed to an issuer’s shareholders as a dividend, that entitle the holder to purchase a specific number of shares of common stock on a specific date or during a specific period of time. The exercise price on the rights is normally at a discount from market value of the common stock at the time of distribution.  The rights do not carry with them the right to dividends or to vote and may or may not be transferable.  Stock purchase rights are frequently used outside of the United States as a means of raising additional capital from an issuer’s current shareholders.

As a result, an investment in warrants or stock purchase rights may be considered more speculative than certain other types of investments.  In addition, the value of a warrant or a stock purchase right does not necessarily change with the value of the underlying securities, and warrants and stock purchase rights expire worthless if they are not exercised on or prior to their expiration date.

Strategic Transactions

Certain of the Underlying Funds may, but are not required to, utilize various investment strategies as described in this SAI to hedge various market risks, to manage the effective maturity or duration of fixed-income securities, or to seek potentially higher returns.  Utilizing these investment strategies, the Underlying Fund may purchase and sell, to the extent not otherwise limited or restricted for such Underlying Funds, exchange-listed and over-the-counter put and call on securities, equity and fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called “Strategic Transactions”).

Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Underlying Funds resulting from securities markets or currency exchange rate fluctuations, to protect the Underlying Fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities.  Some Strategic Transactions may also be used to seek potentially higher returns, although all investments will be made in accordance with any limitations imposed by the CFTC.  Any or all of these investment techniques may be used at any time, as use of any Strategic Transaction is a function of numerous variables including market conditions.  The ability of the Underlying Fund to utilize these Strategic Transactions successfully will depend on the sub-adviser’s ability to predict, which cannot be assured, pertinent market movements.  The Underlying Fund will comply with applicable regulatory requirements when utilizing Strategic Transactions. Strategic Transactions involving financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management or portfolio management purposes.

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Straddles

Certain of the Underlying Funds may use straddles. A straddle, which may be used for hedging purposes, is a combination of put and call options on the same underlying security used for hedging purposes to adjust the risk and return characteristics of the Portfolio’s overall position. A possible combined position would involve writing a covered call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written covered call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Temporary Defensive Investments

For temporary and defensive purposes, certain of the Underlying Funds may invest up to 100% of its total assets in investment-grade fixed-income securities (including short-term U.S. government securities, investment-grade debt instruments, and money market instruments, including negotiable certificates of deposit, non-negotiable fixed-time deposits, bankers’ acceptances, commercial paper and floating rate notes), preferred stocks and repurchase agreements.  Certain Underlying Funds may hold an unlimited amount of such investments consistent with its objectives.  Certain of the Underlying Funds also may hold significant amounts of its assets in cash, subject to the applicable percentage limitations for short-term securities. Unless otherwise stated, all percentage limitations on portfolio investments listed in the Prospectus and SAI of the Underlying Fund will apply at the time of investment.  The Underlying Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as result of an investment.

To Be Announced (“TBA”) Sale Commitments

Certain Underlying Funds may invest in TBAs. TBAs involve commitments where the unit price and the estimated principal amount are established upon entering into the contract, with the actual principal amount being within a specified range of the estimate. An Underlying Fund will enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, the Underlying Fund will maintain, in a segregated account, cash or marketable securities in an amount sufficient to meet the purchase price. Unsettled TBA sale commitments are valued at current market value of the underlying securities. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Underlying Fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If the Underlying Fund delivers securities under the commitment, the Underlying Fund realizes a gain or loss from the sale of the securities, based upon the unit price established at the date the commitment was entered into.

Unseasoned Companies

Certain of the Underlying Funds may invest in companies (including predecessors) which have been in operation for less than three years.  The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case.  In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions

Each Portfolio has adopted certain investment restrictions as fundamental policies that cannot be changed

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without the approval of the holders of a “majority” of a Portfolio’s outstanding voting securities, as that term is defined in the 1940 Act.  The term “majority” is defined in the 1940 Act as the lesser of: (i) 67% or more of that Portfolio’s voting securities present at a meeting of shareholders, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy; or (ii) more than 50% of that Portfolio’s outstanding voting securities.  The investment objective, and all policies of a Portfolio not specifically identified in this SAI or the Prospectus as fundamental, may be changed without a vote of the shareholders of the Portfolio.  For purposes of the following limitations, all percentage limitations apply immediately after a purchase or initial investment.

Unless otherwise indicated, a Portfolio may not:

1.

invest more than 25% of its total assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry (excluding the U.S. government and its agencies and instrumentalities);

2.	make investments for the purpose of exercising control or management;

3.

purchase or sell real estate, except that, to the extent permitted by applicable law, the Portfolio may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies that invest in real estate or interests therein;

4.

make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers’ acceptances and repurchase agreements and purchase and sale contracts and any similar instruments shall not be deemed to be the making of a loan, and except further that the Portfolio may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Prospectuses and this SAI, as they may be amended from time to time;

5.	issue senior securities to the extent such issuance would violate applicable law;

6.

borrow money, except that the Portfolio (i) may borrow from banks (as defined in the 1940 Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed); (ii) may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes; (iii) may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities; (iv) may purchase securities on margin to the extent permitted by applicable law; and (v) may enter into reverse repurchase agreements. The Portfolio may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Portfolio’s investment policies as set forth in the Prospectus and this SAI, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies;

7.	underwrite securities of other issuers, except insofar as the Portfolio technically may be deemed an underwriter under the 1933 Act in selling portfolio securities; and

8.

purchase or sell commodities or contracts on commodities, except to the extent the Portfolio may do so in accordance with applicable law and the Portfolio’s Prospectus and SAI, as they may be amended from time to time;

The fundamental investment restrictions set forth above may be modified so as to provide the LifeStyle Portfolios with the ability to operate under new rules or amendments under the 1940 Act or under orders of the SEC applicable to the LifeStyle Portfolios without receiving prior shareholder approval of the change.

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NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

The following restrictions are not fundamental and may be modified by the Trustees without shareholder approval.

1.                                       No Portfolio may purchase securities of other investment companies, except (a) a security acquired in connection with a merger, consolidation, acquisition, reorganization or offer of exchange; or (b) as otherwise permitted under the 1940 Act.

2.                                       A Portfolio may invest in short-term instruments, U.S. government securities, money market instruments, and other securities in addition to securities of other affiliated investment companies, for temporary defensive purposes or otherwise as deemed advisable by ING Investments to the extent permissible under existing or future rules of the SEC.

MANAGEMENT OF THE TRUST

The business and affairs of the Trust are managed under the direction of the Board according to the applicable laws of the Commonwealth of Massachusetts and the Trust’s Amended and Restated Agreement and Declaration of Trust.  The Board governs each Portfolio, including the LifeStyle Portfolios, and is responsible for protecting the interests of shareholders.  The Trustees are experienced executives who oversee the Trust’s activities, review contractual arrangements with companies that provide services to each Portfolio, and review each Portfolio’s performance.

Set forth on the table that follows is information about each Trustee.

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Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served (1)	Principal Occupation(s) — During the Past 5 Years	Number of Funds in ING Fund Complex Overseen by Trustee (2)(3)	Other Directorships Held by Trustee

Independent Trustees

Colleen D. Baldwin(11) 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 48	Trustee	November 2007 - Present	Consultant, Glantuam Partners, LLC (January 2009 — Present): President, National Charity League/Canaan Parish Board (June 2008 — Present); and Consultant (January 2005 — Present). Formerly, Chief Operating Officer, Ivy Asset Management Group (April 2002 — October 2004).	158	None.
John V. Boyer 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 55	Trustee	January 2005 —Present	President, Bechtler Arts Foundation (January 2008 — Present). Formerly, Consultant (July 2007 — February 2008); President and Chief Executive Officer, Franklin and Eleanor Roosevelt Institute (March 2006 — July 2007) and Executive Director, The Mark Twain House & Museum(4) (September 1989 — March 2006).	158	None.
Patricia W. Chadwick 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 60	Trustee	January 2006 —Present	Consultant and President of Ravengate Partners LLC (January 2000 — Present).	158	Wisconsin Energy Corporation (June 2006 — Present).
Peter S. Drotch(5) 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 67	Trustee	November 2007 - Present	Retired partner, PricewaterhouseCoopers, LLP.	158	First Marblehead Corporation, (September 2003- Present) .
J. Michael Earley 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 63	Trustee	January 1997 —Present	Retired. Formerly, President and Chief Executive Officer, Bankers Trust Company, N.A., Des Moines (June 1992 — December 2008).	158	Bankers Trust Company, N.A. (June 1992 — Present) and Midamerica Financial Corporation (December 2002 — Present).
Patrick W. Kenny 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 66	Trustee	January 2005 —Present	President and Chief Executive Officer, International Insurance Society (June 2001 — Present).	158	Assured Guaranty Ltd. (April 2004 — Present) and Odyssey Re Holdings Corporation (November 2006 — Present).
Sheryl K. Pressler 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 58	Trustee	January 2006 —Present	Consultant (May 2001 — Present).	158	Stillwater Mining Company (May 2002 — Present).
Roger B. Vincent(6) 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 63	Trustee	January 1994 —Present	President, Springwell Corporation (March 1989 — Present).	158	UGI Corporation (February 2006 — Present); and UGI Utilities, Inc. (February 2006 — Present).

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Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served (1)	Principal Occupation(s) — During the Past 5 Years	Number of Funds in ING Fund Complex Overseen by Trustee (2)(3)	Other Directorships Held by Trustee

Robert W. Crispin (7) 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 62	Trustee	November 2007 — Present	Retired. Chairman and Chief Executive Officer, ING Investment Management Co. (July 2001 — December 2007).	158	ING Canada Inc. (December 2004 — Present) and ING Bank fsb (June 2001 — Present).
Shaun P. Mathews (7) 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 53	Trustee	November 2007 — Present	President and Chief Executive Officer, ING Investments, LLC(10) (November 2006 — Present). Formerly, President, ING Mutual Funds and Investment Products (November 2004 - November 2006); and Chief Marketing Officer, ING USFS (April 2002 — October 2004).	196

ING Services Holding Company, Inc. (May 2000 — Present); Southland Life Insurance Company (June 2002 — Present); and ING Capital Corporation, LLC, ING Funds Distributor, LLC(8), ING Funds Services, LLC(9), ING Investments, LLC(10) and ING Pilgrim Funding, Inc. (December 2005 — Present).

(1)  Trustees serve until their successors are duly elected and qualified.  The tenure of each Trustee is subject to the Board’s retirement policy which states that each Independent Trustee shall retire from service as a Trustee at the conclusion of the first regularly scheduled quarterly meeting of the Board that is held after (a) the Trustee reaches the age of 70, if that Trustee qualifies for a retirement benefit as discussed in the Board’s retirement policy; or (b ) the Trustee reaches the age 72 or has served as a Trustee for 15 years, whichever comes first, if that Trustee does not qualify for the retirement benefit.  A unanimous vote of the Board may extend the retirement date of a Trustee for up to one year.  An extension may be permitted if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for purposes of appointing a successor to the Trustee or if otherwise necessary under applicable law in which case the extension would apply until such time as the shareholder meeting can be held or is no longer needed.

(2)  For purposes of this table (except for Mr. Mathews), “Funds Complex” means the following investment companies: ING Asia Pacific High Dividend Equity Income Fund; ING Equity Trust; ING Funds Trust; ING Global Advantage and Premium Opportunity Fund; ING Global Equity Dividend and Premium Opportunity Fund; ING International High Dividend Equity Income Fund; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds;  and ING Partners Inc.;  ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Varable Insurance Trust;  ING Variable Products Trust. For Mr. Mathews, the Fund complex also includes the following investment companies: ING Balanced Portfolio; ING Intermediate Bond Portfolio; ING Money Market Portfolio; ING Series Fund; ING Strategic Allocation Portfolios Inc.; ING Variable Funds; and ING Variable Portfolios, Inc.

(3) The number of Funds in the ING Funds Complex is as of March 31, 2008.

(4)  Mr. Boyer held a seat on the board of Trustees of The Mark Twain House & Museum from September 1989 to November 2005.  ING Groep N.V.affiliates make non-material, charitable contributions to The Mark Twain House & Museum.

(5) Mr. Drotch, who began serving as a Trustee of the Portfolios on November 28, 2007, was the beneficial owner on that date of securities issued by AXA Advisors, Allianz Global Investors, JP Morgan Chase & Co. and Legg Mason, Inc. Mr. Drotch subsequently sold his entire position in AXA Advisors on January 29, 2008, Allianz Global Investors on February 27, 2008, JP Morgan Chase & Co. on March 24, 2008, and Legg Mason, Inc. on February 23, 2008. AllianceBernstein LP, a subsidiary of AXA Advisors; Pacific Investment Management Company LLC and OppenheimerFunds, Inc., subsidiaries of Allianz Global Investors; J.P. Morgan Investment Management, Inc., a subsidiary of JP Morgan Chase & Co.; and Legg Mason Capital Management Inc. and Batterymarch Financial Management, Inc., subsidiaries of Legg Mason, Inc. act as sub-advisers for certain Portfolios. For the period that he beneficially owned those securities, Mr. Drotch was an “interested person” (as that term is defined in the 1940 Act) of the Portfolios for which these firms or their affiliates served as sub-advisers. Mr. Drotch may also have been an “interested person” of the Trust from November 28, 2007 through the date of the sale of the above-referenced security or securities

(6)  Mr. Vincent may have been deemed to be an interested person of the Trust, as defined in the 1940 Act during a portion of 2002, because he had beneficial ownership of 200 shares of Goldman, Sachs & Co., the parent company of a sub-adviser to one of the Portfolios of the Trust, during a portion of 2002. Mr. Vincent no longer has beneficial ownership of those shares.

(7)  Messrs. Crispin and Mathews are deemed to be “Interested Persons” of the Company and the Trust as defined in the 1940 Act because of their relationships with ING Groep, N.V., the parent

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corporation of the adviser, ING Investments, LLC and the Distributor.

(8)  ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(9)  ING Funds Services, LLC was previously named ING Pilgrim Group, LLC.  ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(10) ING Investments, LLC was previously named ING Pilgrim Investments, LLC.  ING Pilgrim Investments, LLC is the sucessor in interest to ING Pilgrim Investments, Inc. which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(11) Ms. Baldwin began serving as a Trustee of the Trust on November 28, 2007. On that date, she held a beneficial ownership in securities issued by Wachovia Corporation, Bank of America Corporation and Merrill Lynch & Co., Inc. Ms. Baldwin subsequently sold her entire position in Wachovia Corporation on June 4, 2008, Bank of America Corporation on June 4, 2008 and Merrill Lynch & Co., Inc. on May 19, 2008.  BlackRock Investment Management, LLC, an affiliate of Merrill Lynch & Co., Inc. and Columbia Management Advisors, LLC, an investment management division of Bank of America Corporation, and Evergreen Investment Management Company, LLC, a subsidiary of Wachovia Corporation, act as sub-advisers for certain Portfolios.  For the period that she was a beneficial owner, Ms. Baldwin was an “interested person” (as that term is defined in the Investment Company Act of 1940) of the Portfolios for which these firms or their affiliates served as sub-advisers. Ms. Baldwin may have been an “interested person” of the Trust from November 28, 2007 through June 4, 2008 as a result of her ownership of the above-referenced securities.

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Information about the Trust’s Officers is set forth in the table below:

Name, Address and Age	Positions Held with the Trust	Term of Office and Length of Time Served (1)	Principal Occupation(s) During the Last Five Years
Shaun P. Mathews 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 53	President and Chief Executive Officer	November 2006 — Present

President and Chief Executive Officer, ING Investments, LLC(2) (November 2006 — Present). Formerly, President, ING Mutual Funds and Investment Products (November 2004 — November 2006); and Chief Marketing Officer, ING USFS (April 2002 — October 2004).

Michael J. Roland 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 50	Executive Vice President	March 2003 — Present

Head of Mutual Fund Platform (February 2007 — Present); and Executive Vice President, ING Investments, LLC(2) and ING Funds Services, LLC(3) (December 2001 — Present). Formerly, Executive Vice President, Head of Product Management (January 2005 — January 2007); Chief Compliance Officer, ING Investments, LLC(2) and Directed Services LLC(5) (October 2004 — December 2005); and Chief Financial Officer and Treasurer, ING Investments, LLC(2), (December 2001 — March 2005).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 58	Executive Vice President	March 2003 — Present	Executive Vice President, ING Investments, LLC(2) (July 2000 — Present) and Chief Investment Risk Officer, ING Investments, LLC(2) (January 2003 — Present).
Joseph M. O’Donnell 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 54	Executive Vice President Chief Compliance Officer	March 2006 — Present November 2004 — Present

Chief Compliance Officer of the ING Funds (November 2004 — Present) and Executive Vice President of the ING Funds (March 2006 — Present). Formerly, Chief Compliance Officer of ING Investments, LLC(2) (March 2006 — July 2008); Investment Advisor Chief Compliance Officer, Directed Services LLC(5) (March 2006 — July 2008) and ING Life Insurance and Annuity Company (March 2006 — December 2006); and Vice President, Chief Legal Counsel, Chief Compliance Officer and Secretary of Atlas Securities, Inc., Atlas Advisers, Inc. and Atlas Funds (October 2001 — October 2004).

Todd Modic 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 41	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 — Present	Senior Vice President, ING Funds Services, LLC(3) (March 2005 — Present).
Kimberly A. Anderson 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 43	Senior Vice President	November 2003 — Present	Senior Vice President, ING Investments, LLC(2) (October 2003 — Present).
Ernest J. C’DeBaca 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 39	Senior Vice President	May 2006 - Present

Chief Compliance Officer, ING Investments, LLC(2) (July 2008 — Present);  Investment Advisor Chief Compliance Officer, Directed Services LLC(5) (July 2008 — Present); Head of Retail Compliance, ING Funds Distributor, LLC(4) and ING Funds Services, LLC(3), (July 2008 — Present); and Senior Vice President, ING Investments, LLC(2)

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Name, Address and Age	Positions Held with the Trust	Term of Office and Length of Time Served (1)	Principal Occupation(s) During the Last Five Years

(December 2006 — Present), ING Funds Services, LLC(3) (April 2006 Present), ING Funds Distributor, LLC(4) (July 2008 — Present), and Directed Services LLC(5) (July 2008 — Present). Formerly, Counsel, ING Americas, U.S. Legal Services (January 2004 March 2006).

Robert Terris 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 38	Senior Vice President	May 2006 — Present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC(3) (May 2006 — Present). Formerly, Vice President of Administration, ING Funds Services, LLC(3) (October 2001 — May 2006).
William Evans 10 State House Square Hartford, CT 06103 Age: 36	Vice President	September 2007 — Present

Vice President, Head of Mutual Fund Advisory Group (April 2007 — Present). Formerly, Vice President, U.S. Mutual Funds and Investment Products (May 2005 — April 2007); and Senior Fund Analyst, U.S. Mutual Funds and Investment Products (May 2002 — May 2005).

Robyn L. Ichilov 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 41	Vice President and Treasurer	November 1999 — Present	Vice President and Treasurer, ING Funds Services, LLC(3) (November1995 — Present) and ING Investments, LLC(2) (August 1997 — Present).
Lauren D. Bensinger 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 55	Vice President	February 2003 — Present

Vice President and Chief Compliance Officer, ING Funds Distributor, LLC(4) (August 1995 – Present); Vice President, ING Investments, LLC(2) and ING Funds Services, LLC(3) (February 1996 — Present); and Director of Compliance, ING Investments, LLC(2)  (October 2004 — Present). Formerly, Chief Compliance Officer, ING Investments, LLC(2) (October 2001 – October 2004).

Maria M. Anderson 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 50	Vice President	September 2004 — Present	Vice President, ING Funds Services, LLC(3) (September 2004 — Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (October 2001 — September 2004).
Denise Lewis 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 45	Vice President	January 2007 — Present	Vice President, ING Funds Services, LLC(3) (December 2006 — Present). Formerly, Senior Vice President, UMB Investment Services Group, LLC (November 2003 — December 2006).
Kimberly K. Springer 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 51	Vice President	March 2006 — Present

Vice President, ING Funds Services, LLC(3)  (March 2006 — Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (August 2004 — March 2006); Manager, Registration Statements, ING Funds Services, LLC(3) (May 2003 — August 2004).

Susan P. Kinens 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 31	Assistant Vice President	January 2003 — Present	Assistant Vice President, ING Funds Services, LLC(3) (December 2002 — Present) .

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Name, Address and Age	Positions Held with the Trust	Term of Office and Length of Time Served (1)	Principal Occupation(s) During the Last Five Years
Craig Wheeler 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 40	Assistant Vice President	May 2008 - Present

Assistant Vice President — Director of Tax, ING Funds Services, LLC(3) (March 2008 — Present). Formerly, Tax Manager, ING Funds Services, LLC(3) (March 2005 — March 2008); and Tax Senior, ING Funds Services, LLC(3) (January 2004 — March 2005).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 45	Secretary	August 2003 — Present	Chief Counsel, ING Americas, U.S. Legal Services (September 2003 — Present).
Theresa K. Kelety 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 46	Assistant Secretary	August 2003 — Present	Senior Counsel, ING Americas, U.S. Legal Services (April 2008 — Present). Formerly, Counsel, ING Americas, U.S. Legal Services (April 2003 — April 2008).
Kathleen Nichols 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 33	Assistant Secretary	May 2008 - Present	Counsel, ING Americas, U.S. Legal Services (February 2008 — Present). Formerly, Associate, Ropes & Gray LLP (September 2005 — February 2008).

(1)                                  The officers hold office until the next annual meeting of the Trustees and until their successors shall have been elected and qualified.

(2)                                  ING Investments, LLC was previously named ING Pilgrim Investments, LLC.  ING Pilgrim Investments, LLC is the sucessor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(3)                                  ING Funds Services, LLC was previously named ING Pilgrim Group, LLC.  ING Pilgrim Group, LLC is the sucessor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(4)                                  ING Funds Distributor, LLC is the sucessor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(5)                                  Directed Services LLC is the successor in interest to Directed Services, Inc.

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Share Ownership Policy

In order to further align the interests of the Independent Trustees with shareholders, it is the policy of the Board for Independent Trustees to own beneficially, shares of one or more funds managed by ING entities at all times (“Policy”). For this purpose, beneficial ownership of portfolio shares includes ownership of a variable annuity contract or a variable life insurance policy whose proceeds are invested in a portfolio of the Trust.

Under this Policy, the initial value of investments in one or more mutual funds in the ING Funds Complex that are beneficially owned by a Trustee must equal at least $100,000. Existing Trustees shall have a reasonable amount of time, not to exceed three years, from the date upon which the minimum ownership requirement was set at $100,000 in order to satisfy the foregoing requirements. A new Trustee shall satisfy the foregoing requirements within a reasonable amount of time, not to exceed three years, of becoming a Trustee. A decline in the value of fund investments will not cause a Trustee to have to make any additional investments under this Policy.

Investment in mutual funds of the ING Funds Complex by the Trustees pursuant to this Policy are subject to the market timing policies applied by the mutual funds of the ING Funds Complex to other similar investors and any provision of the ING Funds’ Code of Ethics that otherwise applies to the Trustees.

Trustees’ Portfolio Equity Ownership Positions

Set forth below is the dollar range of equity securities owned by each Trustee as of December 31, 2008:

	Dollar Range of Equity Securities in Each Portfolio as of December 31, 2008					Aggregate Dollar Range of Equity Securities in All Registered
Name of Trustee	ING LifeStyle Conservative Portfolio	ING LifeStyle Moderate Portfolio	ING LifeStyle Moderate Growth Portfolio	ING LifeStyle Growth Portfolio	ING LifeStyle Aggressive Growth Portfolio	Investment Companies Overseen by Trustee in Family of Investment Companies
Colleen D. Baldwin	N/A	N/A	N/A	N/A	N/A	$10,000 - $50,000(1)
John V. Boyer	N/A	N/A	N/A	N/A	N/A	$50,000 - $100,000
Patricia W. Chadwick	N/A	N/A	N/A	N/A	N/A	$10,000 - $50,000(2)
Peter S. Drotch	N/A	N/A	N/A	N/A	N/A	$50,000 - $100,000
J. Michael Earley	N/A	N/A	N/A	N/A	N/A	Over $100,000
Patrick W. Kenny	N/A	N/A	N/A	N/A	N/A	$10,000 - $50,000 and Over $100,000(1)
Sheryl K. Pressler	N/A	N/A	N/A	N/A	N/A	Over $100,000(1)
Roger B. Vincent	N/A	N/A	N/A	N/A	N/A	Over $100,000 and Over $100,000(1)

Trustees who are “Interested Persons”

Robert W. Crispin	N/A	N/A	N/A	N/A	N/A	N/A
Shaun P. Mathews	N/A	N/A	N/A	$10,000 - $50,000(1)	N/A	Over $100,000 and $10,000 - $50,000(1)

(1)  Held in a deferred compensation account and/or 401(k) account.

(2)  As of January 9, 2009, Ms. Chadwick had over $100,000 in the equity securities of the ING Funds.

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BOARD

The Board governs each Portfolio and is responsible for protecting the interests of shareholders.  The Trustees are experienced executives who oversee the LifeStyle Portfolios’ activities, review contractual arrangements with companies that provide services to each Portfolio, and review each Portfolio’s performance.

Frequency of Board Meetings

The Board currently conducts regular meetings seven (7) times a year.  The Audit Committee and the Compliance Committee meet regularly four (4) times per year, the Investment Review Committees meet six (6) times per year, the Contracts Committee meets seven (7) times per year and the remaining Committees meet as needed.  In addition, the Board or the Committees may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting.  Each Committee listed below operates pursuant to a Charter approved by the Board.

Committees

Executive Committee.  The Board has established an Executive Committee, whose function is to act on behalf of the full Board between meetings when necessary.  The Executive Committee currently consists of three (3) Independent Trustees and two (2) Trustees who are “interested persons,” as defined in the 1940 Act.  The following Trustees currently serve as members of the Executive Committee:  Ms. Pressler and Messrs. Boyer, Crispin, Mathews and Vincent.  Mr. Vincent, Chairman of the Board, serves as the Chairperson of the Executive Committee.

The Executive Committee held eleven (11) meetings during the fiscal year ended December 31, 2008.

Audit Committee.  The Board has established an Audit Committee, whose functions include, among others, meeting with the independent registered public accounting firm of the Trust to review the scope of the Trust’s audit, the Trust’s financial statements and interim accounting controls, and meeting with management concerning these matters, among other things.  The Audit Committee currently consists of four (4) Independent Trustees.  The following Trustees currently serve as members of the Audit Committee:  Mses. Chadwick and Pressler and Messrs. Drotch, and Earley.  Mr. Earley currently serves as Chairperson of the Audit Committee.  Mr. Earley and Mr. Drotch have been designated as the Audit Committee’s financial expert under the Sarbanes-Oxley Act.

The Audit Committee held six (6) meetings during the fiscal year ended December 31, 2008.

Compliance Committee.  The Board has established a Compliance Committee for the purpose of, among other things, coordinating activities between the Board and the Chief Compliance Officer (“CCO”) of the LifeStyle Portfolios.  The Compliance Committee facilitates the information flow among Board members and the CCO between Board meetings; works with the CCO and management to identify the types of reports to be submitted by the CCO to the Compliance Committee and the Board; coordinates CCO oversight activities with other ING Fund boards; and makes recommendations regarding the role, performance and oversight of the CCO.  The Board also oversees quarterly compliance reporting.

The functions of the Compliance Committee also include determining the value of securities held by the LifeStyle Portfolios for which market value quotations are not readily available; overseeing management’s administration of proxy voting; and overseeing the effectiveness of the investment adviser’s usage of the Trust’s brokerage and the adviser’s compliance with changing regulations regarding the allocation of brokerage for services (other than pure trade executions).

The Compliance Committee currently consists of four (4) Independent Trustees: Ms. Baldwinand Messrs. Boyer, Kenny and Vincent. Mr. Kenny currently serves as Chairperson of the Compliance Committee.

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The Compliance Committee held four (4) meetings during the fiscal year ended December 31, 2008.

Nominating and Governance Committee.  The Board has established a Nominating and Governance Committee for the purpose of, among other things, (1) identifying and recommending to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board; (2) reviewing workload and capabilities of Independent Board members and recommending changes to size or composition of the Board, as necessary: (3) monitoring regulatory developments and recommending modifications to the Committee’s responsibilities; (4) considering and recommending the creation of additional committees or changes to Trustee policies and procedures based on rule changes and “best practices” in corporate governance; (5) conducting an annual review of the membership and chairpersons of all Board committees and of practices relating to such membership and chairpersons; (6) undertaking an annual study of compensation paid to independent board members of investment companies and making recommendations for any compensation changes for the Independent Board Members;  (7) overseeing the Board’s annual self-evaluation process; and (8) developing (with assistance from management) an annual meeting calendar for the Board and its committees.

In evaluating potential candidates to fill Independent Trustee vacancies on the Board, the Nominating and Governance Committee will consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met.  Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.  The Nominating and Governance Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees.  A shareholder nominee for trustee should be submitted in writing to the LifeStyle Portfolios’ Secretary at 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.  Any such shareholder nomination should include at a minimum the following information as to each individual proposed for nominations as Trustee: such individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a Trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of Trustees, or is otherwise required, in each case under applicable federal securities laws, rules, and regulations.

The Secretary shall submit all nominations received in a timely manner to the Nominating and Governance Committee.  To be timely in connection with a shareholder meeting to elect Trustees, any such submission must be delivered to the Portfolios’ Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either the disclosure in a press release or in a document publicly filed by the LifeStyle Portfolios with the SEC.

The Nominating and Governance Committee currently consists of four (4) Independent Trustees.  The following Trustees serve as members of the Nominating and Governance Committee:  Mses. Baldwin and Chadwick and Messrs. Kenny, and Vincent.  Ms. Baldwin serves as Chairperson of the Nominating and Governance Committee.

The Nominating and Governance Committee held two (2) meetings during the fiscal year ended December 31, 2008.

Investment Review Committees.  The Board has established two Investment Review Committees to, among other things, monitor the investment performance of each Portfolio and make recommendations to the Board with respect to each Portfolio.

The Investment Review Committee for the Domestic Equity Funds currently consists of four (4) Independent Trustees and one (1) Trustee who is an “interested person” as defined in the 1940 Act.  The following Trustees serve as members of the Investment Review Committee for the Domestic Equity Funds:  Mses. Chadwick and Pressler and Messrs. Crispin, Drotch, and Earley.  Ms. Chadwick serves as the Chairperson of the Domestic Equity Funds’ Investment Review Committee.

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The Investment Review Committee for the Domestic Equity Funds held five (5) meetings during the fiscal year ended December 31, 2008.

The Investment Review Committee for the International/Balanced/Fixed Income Funds currently consists of four (4) Independent Trustees and one (1) Trustee who is an “interested person,” as defined in the 1940 Act, of the Funds.  The following Trustees serve as members of the Investment Review Committee for the International/Balanced/Fixed Income Funds: Ms. Baldwin and Messrs. Boyer, Kenny, Mathews and Vincent.  Mr. Boyer serves as Chairperson of the International/Balanced/Fixed Income Funds’ Investment Review Committee.

The Investment Review Committee for the International/Balanced/Fixed Income Funds held six (6) meetings during the fiscal year ended December 31, 2008.

Contracts Committee.  The Board has established a Contracts Committee for the purpose of overseeing the annual renewal process relating to investment advisory and sub-advisory agreements and, at the discretion of the Board, other agreements or plans involving each Portfolio.  The responsibilities of the Contracts Committee, among other things, include:  (1) identifying the scope and format of information to be provided by service providers in connection with applicable renewals; (2) providing guidance to independent legal counsel regarding specific information requests to be made by such counsel on behalf of the Trustees; (3) evaluating regulatory and other developments that might have an impact on applicable review and renewal processes; (4) reporting to the Trustees its recommendations and decisions regarding the foregoing matters; (5) assisting in the preparation of a written record of the factors considered by Trustee relating to the approval and renewal of advisory and sub-advisory agreements; and (6) recommending to the Trustees specific steps to be taken by them regarding the renewal process, including, for example, proposed schedules of meetings by the Trustees.  The Contracts Committee is not responsible for making substantive recommendations whether to approve, renew, reject or modify agreements or plans.

The Contracts Committee currently consists of five (5) Independent Trustees.  The following Trustees serve as members of the Contracts Committee:  Mses. Chadwick and Pressler and Messrs. Boyer, Drotch, and Vincent.  Ms. Pressler serves as the Chairperson of the Contracts Committee.

The Contracts Committee held nine (9) meetings during the fiscal year ended December 31, 2008.

Compensation of Trustees

Each Trustee is reimbursed for expenses incurred in connection with each meeting of the Board or any Committee meeting attended.  Each Independent Trustee is compensated for his or her services, on a quarterly basis, according to a fee schedule, adopted by the Board. The fee schedule consists of an annual retainer and does not include additional compensation for attendance at regular or special Board and Committee meetings.

Each Portfolio pays each Trustee, who is not an interested person of the Portfolios, a pro rata share as described below, of (i) an annual retainer of $200,000 (ii) Mr. Vincent, as Chairperson of the Board, receives an additional annual retainer of $75,000; (iii) Mses. Baldwin, Chadwick and Pressler and Messrs. Earley, Boyer and Kenny, as Chairpersons of Committees of the Board, each receives an additional annual retainer of $15,000, $40,000, $60,000, $30,000, $40,000 and $30,000, respectively; and (iv) out-of-pocket expenses. The pro rata share paid by each Portfolio is based on each Portfolio’s average net assets, as a percentage of all the funds managed by the Investment Advisers for which the Trustees serve in common as Trustees. .

The following table sets forth information provided by the Investment Adviser regarding compensation of Trustees by each Portfolio and other funds managed by ING Investments and its affiliates for the fiscal year ended December 31, 2008.  Officers of the Trust and Trustees who are interested persons of a Portfolio do not receive any compensation from the Trust or any other funds managed by ING Investments or its affiliates.

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Compensation of Trustees

Name of Person, Position	ING LifeStyle Conservative Portfolio	ING LifeStyle Moderate Portfolio	ING LifeStyle Moderate Growth Portfolio	ING LifeStyle Growth Portfolio	ING LifeStyle Aggressive Growth Portfolio	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Registrant and Fund Complex Paid to Trustees (1)(2)
Colleen D. Baldwin, Trustee(3)	$76	$3,839	$7,332	$9,090	$2,695	N/A	N/A	$208,791
John V. Boyer, Trustee	$86	$4,425	$8,454	$10,482	$3,110	N/A	N/A	$240,852
Patricia W. Chadwick, Trustee(3)	$86	$4,411	$8,426	$10,446	$3,099	N/A	N/A	$240,000
Robert W. Crispin, Trustee(4)	None	None	None	None	None	N/A	N/A	N/A
Peter S. Drotch, Trustee	$72	$3,675	$7,021	$8,705	$2,582	N/A	N/A	$200,000
J. Michael Earley, Trustee	$83	$4,227	$8,075	$10,011	$2,970	N/A	N/A	$230,000
Patrick W. Kenny, Trustee(3)	$83	$4,227	$8,075	$10,011	$2,970	N/A	N/A	$230,000
Shaun P. Mathews, Trustee(4)	None	None	None	None	None	N/A	N/A	N/A
Sheryl K. Pressler, Trustee(3)	$94	$4,778	$9,128	$11,316	$3,357	N/A	N/A	$260,000
David W.C. Putnam, Trustee(5)	None	$6,840	$14,140	$17,973	$5,904	N/A	N/A	$429,670
Roger B. Vincent, Trustee(3)	$99	$5,054	$9,655	$11,969	$3,551	N/A	N/A	$275,000

(1)                                  Trustee compensation includes compensation paid by funds that are not discussed in the Prospectuses or SAI.

(2)                                  Represents compensation for 161 funds (total in Fund Complex as of December 31, 2008).

(3)                                  During fiscal year ended December 31, 2008, Colleen Baldwin, Patricia Chadwick, Patrick Kenny, Sheryl Pressler and Roger Vincent deferred $50,000, $180,000, $57,500, $30,000 and $68,750 of their compensation, respectively, from the Fund Complex.

(4)                                  “Interested person,” as defined in the 1940 Act, of the Trust because of the affiliation with ING Groep, N.V., the parent corporation of each of ING Investments, LLC and ING Funds Distributor, LLC.  Officers and Trustees who are interested persons do not receive any compensation from the Portfolios or Fund Complex.

(5)                                  Mr. Putnam retired from the Board effective February 23, 2008.

Retirement Benefit

The Portfolio has adopted a retirement policy under which any Director who, as of May 9, 2007, had served for at least five (5) years as a Director of one or more ING Funds and who is not an “interested person” of such ING Funds (as such term is defined in the 1940 Act, as amended) shall be entitled to a retirement payment (“Retirement Benefit”) if such Director: (a) retires in accordance with the retirement policy; (b) dies; or (c) becomes disabled. The Retirement Benefit shall be made promptly to, as applicable, the Director or the Director’s estate, after such retirement, death or disability in an amount equal to two times the annual compensation payable to such Director, as in effect at the time of his or her retirement, death or disability. The

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annual compensation determination shall be based upon the annual Board membership retainer fee (but not any separate annual retainer fees for chairpersons of committees and of the Board). This amount shall be paid by the ING Fund or ING Funds on whose Board the Director was serving at the time of his or her retirement. The retiring Director may elect to receive payment of his or her benefit in a lump sum or in three substantially equal payments. For the purpose of this policy, disability shall be the inability to perform the duties of a member of the Board because of the physical or mental impairment that has lasted or that can be expected to last for a continuous period of not less than 12 months, as reasonably determined by a majority of the Board.

Independent Trustee Ownership of Shares

Set forth in the table below is information regarding each Independent Trustee’s (and his or her immediate family members) share ownership in securities of the Trust’s adviser or principal underwriter, and the ownership of securities in an entity controlling, controlled by or under common control with the adviser or principal underwriter of the Trust (not including registered investment companies) as of December 31, 2008.

Name of Trustee	Name of Owners and Relationship to Trustee	Company	Title of Class	Value of Securities	Percentage of Class
Colleen D. Baldwin	N/A	N/A	N/A	$0	N/A
John V. Boyer	N/A	N/A	N/A	$0	N/A
Patricia W. Chadwick	N/A	N/A	N/A	$0	N/A
Peter S. Drotch	N/A	N/A	N/A	$0	N/A
J. Michael Earley	N/A	N/A	N/A	$0	N/A
Patrick W. Kenny	N/A	N/A	N/A	$0	N/A
Sheryl K. Pressler	N/A	N/A	N/A	$0	N/A
Roger B. Vincent	N/A	N/A	N/A	$0	N/A

Trustees who are “Interested Persons”

Robert W. Crispin	N/A	N/A	N/A	$0	N/A
Shaun P. Mathews	N/A	N/A	N/A	$0	N/A

Control Persons and Principal Shareholders

As of April 1, 2009, none of the Independent Trustees or their immediate family members owned beneficially or of record securities in ING Investments or ING Groep, N.V. (“ING Groep”) (NYSE: ING).  ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services to over 75 million private, corporate and institutional clients in more than 50 countries. With a diverse workforce of about 125,000 people, ING Groep comprises a broad spectrum of prominent companies that increasingly serve their clients under the ING brand. In addition, none of the Independent Trustees or their immediate family members had a direct or indirect material interest in ING Investments or ING Groep or any affiliated companies of ING Investments or ING Groep.

Shares of the LifeStyle Portfolios may be offered to insurance companies as depositors of separate accounts which are used to fund variable annuity contracts (“VA Contracts”) and variable life insurance contracts (“VLI Contracts”), to Qualified Plans outside the separate accounts context, to investment advisers and their affiliates and to other investment companies.  As of April 1, 2009, the Trustees and officers of the Trust owned less than 1% of the outstanding shares of each Portfolio.  As of that date, to the knowledge of management, no person owned beneficially or of record more than 5% of the outstanding shares of any class of any the LifeStyle Portfolios addressed herein, except as set forth below.  Unless otherwise indicated below, the Trust

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has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.  Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company.  A control person may be able to take action regarding a Portfolio without the consent or approval of shareholders.  ING USA Annuity and Life Insurance Company and ING Life Insurance & Annuity Company may be deemed control persons of the LifeStyle Portfolios in that certain of their separate accounts hold more than 25% of the shares of these series.

As of April 1, 2009, the following owned of record or, to the knowledge of the Trust, beneficially owned more than 5% or more of the outstanding shares of:

Portfolio	Fund Name	Class and Type of Ownership	Percentage of Class	Percentage of Fund
LifeStyle Aggressive Growth	ING ENHANCED K-CHOICE TRUSTEE: RELIANCE TRUST COMPANY 400 ATRIUM DRIVE SOMERSET NJ 08873-4162	ADV Class	87.75%	0.03%
LifeStyle Aggressive Growth	ING LIFE INSURANCE & ANNUITY CO 151 FARMINGTON AVE HARTFORD CT 06156-0001	ADV Class	12.25%	0.00%
LifeStyle Aggressive Growth	SECURITY LIFE INSURANCE OF DENVER A VUL RTE 5106 PO BOX 20 MINNEAPOLIS MN 55440-0020	Class I	55.12%	55.10%
LifeStyle Aggressive Growth	RELIASTAR LIFE INSURANCE CO FBO SVUL I ATTN JILL BARTH CONVEYOR TN41 1 ORANGE WAY WINDSOR CT 06095	Class I	42.52%	42.51%
LifeStyle Aggressive Growth	ING USA ANNUITY AND LIFE INSURANCE COMPANY 1475 DUNWOODY DR WEST CHESTER PA 19380-1478	Class S	96.40%	96.0%
LifeStyle Aggressive Growth	ING USA ANNUITY AND LIFE INSURANCE COMPANY 1475 DUNWOODY DR WEST CHESTER PA 19380-1478	Service 2 Class	100.0%	0.36%
LifeStyle Conservative	ING LIFE INSURANCE & ANNUITY CO ATTN VALUATION UNIT-TN41 ONE ORANGE WAY B3N WINDSOR CT 06095	ADV Class	85.65%	0.01%
LifeStyle Conservative	ING ENHANCED K-CHOICE TRUSTEE: RELIANCE TRUST COMPANY 400 ATRIUM DRIVE SOMERSET NJ 08873-4162	ADV Class	12.08%	0.00%
LifeStyle Conservative	ING LIFE INSURANCE & ANNUITY CO 151 FARMINGTON AVE HARTFORD CT 06156-0001	Class I	99.01%	0.00%
LifeStyle Conservative	ING USA ANNUITY AND LIFE INSURANCE COMPANY 1475 DUNWOODY DR WEST CHESTER PA 19380-1478	Class S	96.79%	96.77%
LifeStyle Conservative	ING LIFE INSURANCE & ANNUITY CO 151 FARMINGTON AVE HARTFORD CT 06156-0001	Service 2 Class	99.01%	0.00%
LifeStyle Growth	ING ENHANCED K-CHOICE	ADV Class	94.56%	0.04%

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Portfolio	Fund Name	Class and Type of Ownership	Percentage of Class	Percentage of Fund
	TRUSTEE: RELIANCE TRUST COMPANY 400 ATRIUM DRIVE SOMERSET NJ 08873-4162
LifeStyle Growth	ING LIFE INSURANCE & ANNUITY CO 151 FARMINGTON AVE HARTFORD CT 06156-0001	ADV Class	5.44%	0.00%
LifeStyle Growth	SECURITY LIFE INSURANCE OF DENVER A VUL RTE 5106 PO BOX 20 MINNEAPOLIS MN 55440-0020	Class I	67.16%	67.13%
LifeStyle Growth	RELIASTAR LIFE INSURANCE CO FBO SVUL I ATTN JILL BARTH CONVEYOR TN41 1 ORANGE WAY WINDSOR CT 06095	Class I	31.89%	31.88%
LifeStyle Growth	ING USA ANNUITY AND LIFE INSURANCE COMPANY 1475 DUNWOODY DR WEST CHESTER PA 19380-1478	Class S	97.44%	97.13%
LifeStyle Growth	ING USA ANNUITY AND LIFE INSURANCE COMPANY 1475 DUNWOODY DR WEST CHESTER PA 19380-1478	Service 2 Class	100.0%	0.31%
LifeStyle Moderate Growth	ING LIFE INSURANCE & ANNUITY CO 151 FARMINGTON AVE HARTFORD CT 06156-0001	ADV Class	99.43%	0.00%
LifeStyle Moderate Growth	SECURITY LIFE INSURANCE OF DENVER A VUL RTE 5106 PO BOX 20 MINNEAPOLIS MN 55440-0020	Class I	64.35%	64.35%
LifeStyle Moderate Growth	RELIASTAR LIFE INSURANCE CO FBO SVUL I ATTN JILL BARTH CONVEYOR TN41 1 ORANGE WAY WINDSOR CT 06095	Class I	34.43%	34.43%
LifeStyle Moderate Growth	ING USA ANNUITY AND LIFE INSURANCE COMPANY 1475 DUNWOODY DR WEST CHESTER PA 19380-1478	Class S	96.66%	96.25%
LifeStyle Moderate Growth	ING USA ANNUITY AND LIFE INSURANCE COMPANY 1475 DUNWOODY DR WEST CHESTER PA 19380-1478	Service 2 Class	100.0%	0.42%
LifeStyle Moderate	ING ENHANCED K-CHOICE TRUSTEE: RELIANCE TRUST COMPANY 400 ATRIUM DRIVE SOMERSET NJ 08873-4162	ADV Class	67.02%	0.01%
LifeStyle Moderate	ING LIFE INSURANCE & ANNUITY CO 151 FARMINGTON AVE HARTFORD CT 06156-0001	ADV Class	32.98%	0.01%
LifeStyle Moderate	SECURITY LIFE INSURANCE OF DENVER A VUL RTE 5106 PO BOX 20 MINNEAPOLIS MN 55440-0020	Class I	47.35%	47.34%
LifeStyle Moderate	RELIASTAR LIFE INSURANCE CO FBO SVUL I	Class I	50.61%	50.60%

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Portfolio	Fund Name	Class and Type of Ownership	Percentage of Class	Percentage of Fund
	ATTN JILL BARTH CONVEYOR TN41 1 ORANGE WAY WINDSOR CT 06095
LifeStyle Moderate	ING USA ANNUITY AND LIFE INSURANCE COMPANY 1475 DUNWOODY DR WEST CHESTER PA 19380-1478	Class S	96.11%	95.26%
LifeStyle Moderate	ING USA ANNUITY AND LIFE INSURANCE COMPANY 1475 DUNWOODY DR WEST CHESTER PA 19380-1478	Service 2 Class	100.0%	0.88%

ADVISER

ING Investments serves as the adviser to the LifeStyle Portfolios pursuant to a management agreement between ING Investments and the Trust (“Advisory Agreement”).  ING Investment’s principal address is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.  ING Investments is an Arizona corporation that is an indirect, wholly-owned subsidiary ING Groep.  ING Investments is registered with the SEC as an investment adviser.

ING Investments began providing investment management services in April, 1995, and serves as investment adviser to registered investment companies as well as structured finance vehicles.  On February 26, 2001, the name of the adviser changed from ING Pilgrim Investments, Inc. to ING Pilgrim Investments, LLC. On March 1, 2002, the name of the adviser changed to ING Investments, LLC.

Pursuant to the Advisory Agreement, ING Investments, subject to the direction of the Board, is responsible for providing all supervisory, management, and administrative services reasonably necessary for the operation of the Trust and its LifeStyle Portfolios.  The services include, but are not limited to, (i) coordinating for all LifeStyle Portfolios, at ING Investments’ expense, all matters relating to the operation of the LifeStyle Portfolios, including any necessary coordination among the Custodian, Dividend Disbursing Agent, Portfolio Accounting Agent (including pricing and valuation of the LifeStyle Portfolios’ portfolios), accountants, attorneys, and other parties performing services or operational functions for the Trust; (ii) providing the Trust and the LifeStyle Portfolios, at ING Investments’ expense, with the services of a sufficient number of persons competent to perform such administrative and clerical functions as are necessary to ensure compliance with federal securities laws and to provide effective supervision and administration of the Trust; (iii) maintaining or supervising the maintenance by third parties selected by ING Investments of such books and records of the Trust and the LifeStyle Portfolios as may be required by applicable federal or state law; (iv) preparing or supervising the preparation by third parties selected by ING Investments of all federal, state, and local tax returns and reports of the Trust relating to the LifeStyle Portfolios required by applicable law; (v) preparing, filing and arranging for the distribution of proxy materials and periodic reports to shareholders of the LifeStyle Portfolios as required by applicable law in connection with the LifeStyle Portfolios; (vi) preparing and arranging for the filing of such registration statements and other documents with the SEC and other federal and state regulatory authorities as may be required by applicable law in connection with the LifeStyle Portfolios; (vii) taking such other action with respect to the Trust, as may be required by applicable law, including without limitation the rules and regulations of the SEC and other regulatory agencies; and (viii) providing the Trust at ING Investments’ expense, with adequate personnel, office space, communications facilities, and other facilities necessary for operation of the LifeStyle Portfolios contemplated in the Advisory Agreement.  Other responsibilities of ING Investments are described in the Prospectuses.

The Trust and ING Investments have received an exemptive order from the SEC that allows ING Investments to enter into investment sub-advisory contracts (“Sub-Advisory Agreements”) and to make material changes to Sub-Advisory Agreements with the approval of the Board, but without shareholder approval.  This authority is subject to certain conditions, including the requirement that the Trustees (including a majority of disinterested

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Trustees) of the Trust must approve any new or amended Sub-Advisory Agreements with sub-advisers.  In accordance with the exemptive order received from the SEC, an information statement describing any sub-adviser changes will be provided to shareholders (including owners of Variable Contracts whose proceeds are invested in a relevant portfolio) within 90 days of the change.  ING Investments remains responsible for providing general management services to each of the LifeStyle Portfolios, including overall supervisory responsibility for the general management and investment of each Portfolio’s assets, and, subject to the review and approval of the Board, will among other things: (i) set the LifeStyle Portfolios’ overall investment strategies; (ii) evaluate, select and recommend sub-advisers to manage all or part of the LifeStyle Portfolios’ assets; (iii) when appropriate, allocate and reallocate the LifeStyle Portfolios’ assets among multiple sub-advisers; (iv) monitor and evaluate the investment performance of sub-advisers; and (v) implement procedures reasonably designed to ensure that the sub-advisers comply with the LifeStyle Portfolios’ investment objectives, policies and restrictions.

ING Investments shall make its officers and employees available to the Board and Officers of the Trust for consultation and discussions regarding the supervision and administration of the LifeStyle Portfolios.

The Advisory Agreement continues in effect for an initial two-year period and from year to year thereafter with respect to each LifeStyle Portfolio so long as it is approved annually by (i) the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust or by the Board, and (ii) a majority of the Trustees who are not parties to such Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any such party.  The Advisory Agreement may be terminated without penalty by vote of the Trustees or by the shareholders of the LifeStyle Portfolios or by ING Investments on 60-days’ written notice by either party to the Advisory Agreement, and will terminate automatically if assigned as that term is defined in the 1940 Act.

For information regarding the basis for the Board’s approval of the investment advisory relationship, please refer to the LifeStyle Portfolios’ annual shareholder report dated December 31, 2008.

As compensation for its services under the Advisory Agreement, the Trust pays ING Investments a monthly fee in arrears and is expressed as an annual percentage of the applicable LifeStyle Portfolio’s average daily net assets as follows:

Portfolio	Annual Advisory Fee
ING LifeStyle Conservative Portfolio	0.14%
ING LifeStyle Moderate Portfolio	0.14%
ING LifeStyle Moderate Growth Portfolio	0.14%
ING LifeStyle Growth Portfolio	0.14%
ING LifeStyle Aggressive Growth Portfolio	0.14%

Total Advisory Fees Paid

Gross fees paid to ING Investments under the Advisory Agreement (pursuant to which ING Investments provide all services reasonably necessary for the operation of the Trust) for the fiscal years ended December 31, 2008, 2007 and 2006 are as follows.

Portfolio	2008	2007		2006
ING LifeStyle Conservative Portfolio(1)	$31,221	$1	(2)	N/A
ING LifeStyle Moderate Portfolio	$2,146,504	$1,620,126		$1,006,192
ING LifeStyle Moderate Growth Portfolio	$4,159,671	$3,678,152		$2,360,453
ING LifeStyle Growth Portfolio	$5,193,457	$4,761,009		$2,839,394
ING LifeStyle Aggressive Growth Portfolio	$1,562,860	$1,841,075		$1,296,540

(1)          The Portfolio commenced operations on October 31, 2007.

(2)          Reflects the two month period from October 31, 2007 to December 31, 2007.

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ASSET ALLOCATION COMMITTEE

An Asset Allocation Committee of ING Investments reviews the allocation of each Portfolio’s assets.  The Asset Allocation Committee is responsible for the day-to-day management of the LifeStyle Portfolios.  No member of the Asset Allocation Committee is solely responsible for making recommendations for portfolio purchase or sales or asset allocation recommendations.

The Asset Allocation Committee consists of the following persons:  William A. Evans, CFA, Michael J. Roland and Paul Zemsky.

William A. Evans, CFA, Senior Fund Analyst, has been with ING since 2002. Prior to joining ING, Mr. Evans was a portfolio manager for high net worth and institutional clients for Fleet Investment Advisors.

Michael J. Roland has been Executive Vice President, ING Funds since 2002 and Executive Vice President, ING Investments, LLC, since 2001. Mr. Roland has been with ING since June of 1998 and has held various positions within ING relating to ING’s mutual funds administration.

Paul Zemsky, head of ING’s Multi-Asset Strategies & Solutions Group.  Mr. Zemsky joined ING IM in 2005 as Head of Derivative Strategies.  Prior to joining ING, Mr. Zemsky spent 18 years with J.P. Morgan Investment Management where he held numerous positions.

Other Accounts Managed

The following table shows the number of accounts and total assets in the accounts managed by each committee member as of December 31, 2008:

	Registered Investment Companies			Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts		Total Assets (in billions)	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)
William A. Evans	13		$2,676,816,517	0	$0	0	$0
Michael J. Roland	13		$2,676,816,517	0	$0	0	$0
Paul Zemsky	49	(1)	$13,347,517,696	8	$289,236,263	0	$0

(1)Two of these accounts with total assets of approximately $5518,487,767are subject to performance fees.

Potential Conflicts of Interest

Potential conflicts of interest may arise in the Asset Allocation Committee Members’ management of the LifeStyle Portfolios.  The Asset Allocation Committee may be subject to competing interests that have the potential to influence its decision making with regard to the allocation of Portfolio assets.  For example, one Underlying Fund may pay advisory fees that are higher than others, and some Underlying Funds have a sub-adviser that is affiliated with ING Investments, while others do not.  Therefore, the Asset Allocation Committee may have an incentive to allocate Portfolio assets in a manner that benefits ING Investments’ or an affiliate’s interests, or the interests of an Underlying Fund in addition to or in lieu of the Portfolio’s interests.  In addition, the Asset Allocation Committee may believe that certain Underlying Funds may benefit from additional assets or could be harmed by redemptions.  Furthermore, as described in the Prospectus, the Asset Allocation Committee may allocate Portfolio assets to the insurance company fixed contracts that are issued by ING Investments or an affiliated insurer.

The Asset Allocation Committee may also be subject to other conflicts of interest.  The Asset Allocation Committee’s insurance company affiliates that issue the Variable Contracts bear investment risk for guarantees and benefits under those Variable Contracts and related riders.  An insurer may suggest specifications for the risk/return characteristics of investment options offered under its Variable Contracts including a Portfolio, or may believe that a Portfolio’s selection and allocation to particular Underlying Funds could lessen the insurance company’s potential investment risk or make it easier for the insurance company to hedge its

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investment risk.  While the investment process is intended to produce allocation decisions that are in the best interest of a Portfolio and its shareholders, investors bear the risk that decisions may be influenced by this and other potential conflicts of interest.

Compensation Structure of Asset Allocation Members

An Asset Allocation Committee Member’s compensation consists of (a) base pay in the form of a fixed annual salary; (b) bonus which is based on several factors including the individual’s performance rating, the performance of the ING Groep entity that employs the Member, and the performance of ING Groep and its subsidiaries in the United States; and (c) long-term equity awards tied to the performance of the parent company, ING Groep.  The Asset Allocation Committee Members each have substantial additional duties for the entity that employs him or her, or to the Board of Directors of the ING Funds.  Thus, their individual performance ratings will be based in large part on services other than the Committee, although the value of the assets held in the LifeStyle Portfolios and the performance of the LifeStyle Portfolios may be a factor in a Member’s job performance rating.

Based on job function, internal comparators and external market data, Asset Allocation Committee Members participate in the ING Groep Long-Term Incentive Plan.  The awards vest in three years and are paid in a combination of ING restricted stock, stock options and restricted performance units.

The Asset Allocation Committee Members earning $125,000 or more in base salary compensation may participate in ING Groep’s deferred compensation plan.  The plan provides an opportunity to invest deferred amounts of compensation in mutual funds, ING Groep stock or at annual fixed interest rates.  Deferral elections are done on an annual basis and the amount of compensation deferred is irrevocable.

The Asset Allocation Committee Members participate in ING Groep’s Pension and Retirement Plans, which are available generally to all salaried employees.

Asset Allocation Members’ Ownership of Securities

The following table shows the dollar range of shares of the Lifestyle Portfolios owned by each committee member as of December 31, 2008, including investments by his/her immediate family members and amounts invested through retirement and deferred compensation plans.

Asset Allocation Committee Member	Dollar Range of Portfolio Shares Owned

William A. Evans, CFA	None
Michael J. Roland	None
Paul Zemsky	None

INFORMATION ABOUT ING INVESTMENT MANAGEMENT, CO.

ING Investment Management Co. (“ING IM”) has been engaged to act as a consultant to ING Investments. ING IM will perform tactical asset allocation analysis for ING Investments regarding the LifeStyle Portfolios. Both ING IM and ING Investments are indirect, wholly-owned subsidiaries of ING Groep. ING Investments retains sole authority over the allocation of each Portfolio’s assets and the selection of the particular Underlying Funds in which a Portfolio will invest. ING IM’s principal address is 230 Park Avenue, New York, New York 10169.  ING IM is paid an annual consulting fee of $200,000.

EXPENSE LIMITATION AGREEMENT

ING Investments has entered into an expense limitation agreement with each Portfolio, pursuant to which ING Investments has agreed to waive or limit its fees. In connection with this agreement, ING Investments will

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assume other expenses so that the total annual ordinary operating expenses of each Portfolio (which excludes interest, taxes, brokerage commissions, other investment related costs, extraordinary expenses such as litigation, other expenses not incurred in the ordinary course of each Portfolio’s business, and expenses of any counsel or other persons or services retained by the Portfolio’s Trustees who are not “interested persons” (as defined in the 1940 Act) of ING Investments) do not exceed the limits set forth below of each Portfolio’s average daily net assets, subject to possible recoupment by ING Investments within three years.

Portfolio	ADV Class	Class I	Class S	Service 2
ING LifeStyle Conservative Portfolio	0.77%	0.17%	0.42%	0.57%
ING LifeStyle Moderate Portfolio	0.77%	0.17%	0.42%	0.57%
ING LifeStyle Moderate Growth Portfolio	0.77%	0.17%	0.42%	0.57%
ING LifeStyle Growth Portfolio	0.77%	0.17%	0.42%	0.57%
ING LifeStyle Aggressive Growth Portfolio	0.77%	0.17%	0.42%	0.57%

The expense limitation agreement provides that the expense limitations shall continue until May 1, 2010. The expense limitation agreement is contractual and shall renew automatically for one-year terms unless ING Investments provides written notice of termination of the agreement to a lead Independent Trustee of the Registrant within ninety (90) days prior to the end of the then-current term or upon termination of the Agreement. The expense limitation agreement may also be terminated by the Portfolio, without payment of any penalty, upon ninety (90) days’ prior written notice to ING Investments at its principal place of business.

ADMINISTRATOR

ING Funds Services, LLC (“ING Funds Services” or “Administrator”), an affiliate of ING Investments, serves as Administrator for the LifeStyle Portfolios. The administrative services performed by ING Funds Services include acting as a liaison among the various service providers to the LifeStyle Portfolios, including the custodian, portfolio accounting agent, and the insurance company or companies to which the LifeStyle Portfolios offer their shares.  ING Funds Services is also responsible for monitoring the LifeStyle Portfolios’ compliance with applicable legal requirements and monitoring for compliance with requirements under applicable law and with the investment policies and restrictions of the LifeStyle Portfolios.  According to the Administration Agreement, the Administrator will pay all expenses incurred by it in connection with its activities, except such expenses as are assumed by the Trust under this Agreement, including, without limitation, the expenses of preparing registration statements including prospectuses and statements of additional information, shareholder reports and notices, proxy materials, and other documents filed with governmental agencies.  The address of the Administrator is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258. Currently, under the Administration Services Agreement, ING Funds Services receives no compensation for its service to the LifeStyle Portfolios.

DISTRIBUTION OF TRUST SHARES

ING Funds Distributor serves as each Portfolio’s principal underwriter and distributor. ING Funds Distributor’s principal executive offices are located at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.  ING Funds Distributor is not obligated to sell a specific amount of the LifeStyle Portfolios’ shares.  ING Funds Distributor bears all expenses of providing distribution services, including the costs of sales presentations, mailings, advertising, and any other marketing efforts by ING Funds Distributor in connection with the distribution or sale of the shares.  ING Funds Distributor, like ING Investments, is an indirect, wholly-owned subsidiary of ING Groep, and serves as the investment adviser to certain portfolios of the Trust that are not described in this SAI.  Therefore, ING Funds Distributor may be deemed to be an affiliate of the LifeStyle Portfolios.  ING Investments may, from its own resources, compensate ING Funds Distributor for distribution services provided to the LifeStyle Portfolios.

The Trust currently offers the shares of its operating portfolios to, among others, separate accounts of ING USA Annuity and Life Insurance Company (“ING USA”) to serve as investment options for Variable Contracts issued by ING USA.  ING Funds Distributor is the principal underwriter and distributor of the

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Variable Contracts issued by ING USA.  Prior to January 1, 2004, ING USA was known as Golden America Life Insurance Company (“Golden American”). On January 1, 2004, Golden American merged with Equitable Life Insurance Company of Iowa, United Life Insurance and Annuity Company, and USG Annuity and Life Company to form ING USA.  Golden American is a stock life insurance company organized under the laws of the State of Delaware.  Prior to December 30, 1993, Golden American was a Minnesota corporation. Golden American was a wholly-owned subsidiary of Equitable of Iowa Companies, Inc.  The Trust may in the future offer shares of the LifeStyle Portfolios to separate accounts of other affiliated insurance companies.

The Trustees have classified shares of each of the LifeStyle Portfolios into four classes: ADV Class, Class I, Class S and Service 2 Class shares.  Shares of each class of each Portfolio represent an equal pro rata interest in a Portfolio and, generally, have identical voting, dividend, liquidation and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each class has a different designation; (b) each class of shares bears any expenses attributable to that class; and (c) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to it or its distribution arrangements or service arrangements and each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class.  In addition, the ADV Class, Class I, Class S and Service 2 Class shares have the features described below.

The ADV Class shares are not subject to an initial sales charge or contingent deferred sales charge, but are subject to a shareholder servicing fee of 0.25% of average daily net assets per annum and a Rule 12b-1 distribution fee of 0.50% of average daily net assets per annum. ING Funds Distributor has agreed to waive a portion of the distribution fee for ADV Class shares.  The expense waiver will continue through at least May 1, 2010, but in any event, the Trust will notify shareholders if it intends to pay ING Funds Distributor more than 0.35% (not to exceed 0.50% under the current 12b-1 Plan) in the future.

Class I shares are not subject to an initial sales charge, contingent deferred sales charge, shareholder servicing fee or a Rule 12b-1 distribution fee.

The Class S shares are not subject to an initial sales charge, contingent deferred sales charge, or a Rule 12b-1 distribution fee, but are subject to a shareholder servicing fee of 0.25% of average daily net assets per annum.

The Service 2 Class shares are not subject to an initial sales charge or contingent deferred sales charge, but are subject to a shareholder servicing fee of 0.25% of average daily net assets per annum and a Rule 12b-1 distribution fee of 0.25% of average daily net assets per annum.  ING Funds Distributor has agreed to waive 0.10% of the distribution fee for Service 2 shares.  The expense waiver will continue through at least May 1, 2010, but in any event, the Trust will notify shareholders if it intends to pay ING Funds Distributor more than 0.15% (not to exceed 0.25% under the current 12b-1 Plan) in the future.

DISTRIBUTION PLAN FOR SERVICE 2 CLASS SHARES

The Trust has adopted a distribution plan in accordance with Rule 12b-1 under the 1940 Act (“12b-1 Plan”) on behalf of the Service 2 Class shares of the LifeStyle Portfolios (“12b-1 Portfolios”).

The 12b-1 Plan provides that the Service 2 Class shares of the 12b-1 Portfolios shall pay a distribution fee (“Distribution Fee”), for distribution services including payments to ING Funds Distributor, the Distributor, at annual rates not to exceed 0.25%, of the average daily net assets of such 12b-1 Portfolios for distribution services.  The Distributor may use all or any portion of such Distribution Fee to pay for fund expenses of printing prospectuses and reports used for sales purposes, expenses of the preparation and printing of sales literature and other such distribution-related expenses.  The 12b-1 Plan was approved by all of the Trustees, including all of the Trustees who are not “interested persons” of the Trust, as defined in the 1940 Act, and who have no direct or indirect financial interest in the operation of the 12b-1 Plan.

Since the Distribution Fees are not directly tied to expenses, the amount of the Distribution Fees paid by a

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Portfolio during any year may be more or less than actual expenses incurred pursuant to the Distribution Plan.  For this reason, this type of arrangement is characterized by the staff of the SEC as being of the “reimbursement variety” (in contrast to “compensation” arrangements by which a distributor’s payments are directly linked to its expenses).  The Service 2 Class shares of the 12b-1 Portfolios, however, are not liable for any distribution expenses incurred in excess of the Distribution Fee paid. Each 12b-1 Portfolio’s Service 2 shares are entitled to exclusive voting rights with respect to matters concerning the 12b-1 Plan.

The 12b-1 Plan permits the 12b-1 Portfolios to pay the Distributor for remittances to an insurance company or any affiliate thereof, in order to compensate the insurance company or an affiliate thereof for costs incurred or paid in an amount not to exceed 0.25% for the Service 2 Class shares, of the average daily net assets of such 12b-1 Portfolio attributable to an insurance company’s Variable Contract owners during that quarterly period.  Expenses payable pursuant to the 12b-1 Plan include, but are not limited to, the following costs: (a) printing and mailing prospectuses and reports to prospective Variable Contract owners; (b) relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials intended for use by the insurance companies; (c) holding seminars and sales meetings designed to promote sales of the 12b-1 Portfolios’ shares; (d) obtaining information and providing explanations to Variable Contract owners regarding the 12b-1 Portfolios’ investment objectives and policies and other information about the 12b-1 Portfolios; (e) compensating sales personnel in connection with the allocation of cash values and premiums of the Variable Contracts; (f) training sales personnel regarding the 12b-1 Portfolios; (g) personal service and/or maintenance of Variable Contract owners’ accounts with respect to the 12b-1 Portfolios’ accounts; and (h) financing any other activity that the Board determines is primarily intended to result in the sale of the 12b-1 Portfolios’ shares.  The Distributor provides the Trustees for their review, on a quarterly basis, a written report of the amounts expended under the 12b-1 Plan.  The 12b-1 Plan is subject to annual approval by the Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operations of the 12b-1 Plan, cast in-person at a meeting called for that purpose.  The 12b-1 Plan is terminable at any time, without penalty, by a vote of a majority of the Independent Trustees or by vote of a majority of the outstanding shares of each of the 12b-1 Portfolios.  The 12b-1 Plan may not be amended to increase materially the amount that may be spent for distribution by the 12b-1 Portfolios without the approval of a majority of the outstanding shares of each of the 12b-1 Portfolios.  Once terminated, no further payments shall be made under the 12b-1 Plan notwithstanding the existence of any unreimbursed current or carried forward distribution expenses.

The 12b-1 Plan was adopted because of its anticipated benefit to the 12b-1 Portfolios.  These anticipated benefits include increased promotion and distribution of the 12b-1 Portfolios’ shares, an enhancement in the 12b-1 Portfolios’ ability to maintain accounts and improve asset retention and increased stability of net assets for the 12b-1 Portfolios.

SHAREHOLDER SERVICE PLAN FOR CLASS S AND SERVICE 2 CLASS SHARES

Effective May 24, 2002, the Trust entered into a shareholder service plan (“Shareholder Service Plan”) on behalf of the Class S and Service 2 Class shares of the Trust.  Under the Shareholder Service Plan, ING Funds Distributor (the “Shareholder Services Agent”) has agreed to provide certain services including, but not limited to, the following:

Answer customer inquiries regarding account status and history, the manner in which purchases and redemptions of shares may be effected for the LifeStyle Portfolios and certain other matters pertaining to the LifeStyle Portfolios; assist shareholders in designating or changing account designations and addresses; provide necessary personnel and facilities to establish and maintain shareholder accounts and records; assist in processing purchase and redemption transactions; arrange for the wiring of funds; transmit and receive funds in connection with customer orders to purchase or redeem shares; verify and guarantee shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts; furnish quarterly and year-end statements and confirmations of purchases and redemptions; transmit on behalf of the LifeStyle Portfolios, proxy statements, annual reports, updated prospectuses and other communications to

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shareholders of the LifeStyle Portfolios; receive, tabulate and transmit to the Trust proxies executed by shareholders with respect to meetings of shareholders of the 12b-1 Portfolios; and provide such other related services as the LifeStyle Portfolios or a shareholder may request.  The Shareholder Servicing Agent may subcontract with other parties for the provision of shareholder support services. In consideration of the services provided by the Shareholder Servicing Agent pursuant to the Shareholder Service Plan, the Shareholder Servicing Agent receives from each 12b-1 Portfolio’s Class S shares and Service 2 Class shares a fee of 0.25%, expressed as a percentage of the average daily NAVs of the LifeStyle Portfolios’ shares.

SHAREHOLDER SERVICE AND DISTRIBUTION PLAN FOR ADV CLASS SHARES

The Trust has adopted a Shareholder Service and Distribution Plan (the “Service and Distribution Plan”) for the ADV Class shares dated May 29, 2003.  Under the Plan the Trust may pay to ING Funds Distributor a shareholder service fee (“Service Fee”) at the rate of 0.25% on an annualized basis, of the average daily net assets of the LifeStyle Portfolios’ ADV Class shares.  The Service Fee may be used to pay for shareholder services to the Portfolios.  The Service and Distribution Plan provides that the ADV Class shares of the LifeStyle Portfolios will pay a Distribution Fee for distribution services, including payments to ING Funds Distributor, at annual rates not to exceed 0.50% of the average daily net assets of such Portfolios for distribution services.  The Service and Distribution Plan permits the LifeStyle Portfolios to pay marketing and other fees to support the sale and distribution of the ADV Class shares of the LifeStyle Portfolios and for shareholder services provided by securities dealers (including ING Funds Distributor) and other financial intermediaries and plan administrators (“financial service firms”).

Since the Service Fees and Distribution Fees and not directly tied to expenses, the amount of the Distribution Fees paid by a Portfolio during any year may be more or less than actual expenses incurred pursuant to the Service and Distribution Plan.  For this reason, this type of arrangement is characterized by the staff of the SEC as being of the “reimbursement variety” (in contrast to “compensation” arrangements by which a distributor’s payments are directly linked to its expenses).

Shareholder services payable under the Service and Distribution Plan include, but are not limited to, the following costs:  (a) acting as the shareholder of record; processing purchase and redemption orders; (b) maintaining participant account records; (c) answering participant questions regarding the LifeStyle Portfolios; (d) facilitating the tabulation of shareholder votes in the event of a meeting; (e) conveying information with respect to Portfolio shares purchased and redeemed and share balances to the LifeStyle Portfolios and service providers; (f) providing shareholder support services; and (g) providing other services to shareholders, plan participants, plan sponsors and plan administrators.  ING Funds Distributor may subcontract with other parties for the provision of shareholder, plan sponsor or plan participant support services.

The Service and Distribution Plan permits the LifeStyle Portfolios to pay the Distributor for remittances to an insurance company or any affiliate thereof, in order to compensate the insurance company or an affiliate thereof for costs incurred or paid in an amount not to exceed 0.50%, for the ADV Class shares, of the average daily net assets of the LifeStyle Portfolios attributable to an insurance company’s variable contract owners during that quarterly period.  Expenses payable pursuant to the Service and Distribution Plan include, but are not limited to, the following costs: (a) printing and mailing prospectuses and reports to prospective variable contract owners; (b) relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials intended for use by the insurance companies; (c) holding seminars and sales meetings designed to promote sales of the LifeStyle Portfolios’ shares; (d) obtaining information and providing explanations to variable contract owners regarding the LifeStyle Portfolios’ investment objectives and policies and other information about the LifeStyle Portfolios; (e) compensating sales personnel in connection with the allocation of cash values and premiums of the variable contracts; (f) training sales personnel regarding the LifeStyle Portfolios; (g) personal service and/or maintenance of variable contract owners’ accounts with respect to the LifeStyle Portfolios’ accounts; and (h) financing any other activity that the Board determines is primarily intended to result in the sale of the LifeStyle Portfolios’ shares.  The Distributor provides the Trustees for their review, on a quarterly basis, a written report of the amounts

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expended under the Service and Distribution Plan.  The Service and Distribution Plan is subject to annual approval by the Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operations of the Service and Distribution Plan, cast in-person at a meeting called for that purpose.  The Service and Distribution Plan is terminable at any time, without penalty, by a vote of a majority of the Independent Trustees or by vote of a majority of the outstanding shares of each of the Portfolios.  The Service and Distribution Plan may not be amended to increase materially the amount that may be spent for distribution by the LifeStyle Portfolios without the approval of a majority of the outstanding shares of each of the LifeStyle Portfolios.  Once terminated, no further payments shall be made under the Service and Distribution Plan notwithstanding the existence of any unreimbursed current or carried forward distribution expenses.

The Service and Distribution plan was adopted because of its anticipated benefit to the LifeStyle Portfolios.  These anticipated benefits include increased promotion and distribution of the LifeStyle Portfolios’ shares, an enhancement in the LifeStyle Portfolios’ ability to maintain accounts and improve asset retention and increased stability of net assets for the LifeStyle Portfolios.

Distribution and Shareholder Service Fee Amounts Paid

The Distributor received Distribution Fees in connection with the costs of promotion and distribution-related expenses for the ADV Class and Service 2 Class shares of the LifeStyle Portfolios for the fiscal year ended December 31, 2008, as set forth below.  Additionally, for the fiscal years ended December 31, 2008, 2007 and 2006, the Shareholder Services Agent received fees from the ADV Class, Service Class and Service 2 Class shares of the LifeStyle Portfolios in the amounts set forth below. The ADV Class shares of the LifeStyle Portfolios commenced operations on April 28, 2006 except for ING LifeStyle Conservative Portfolio which commenced operations on October 31, 2007.  The Service 2 Class shares of the ING LifeStyle Conservative Portfolio, ING LifeStyle Moderate Portfolio, ING LifeStyle Moderate Growth Portfolio, ING LifeStyle Growth Portfolio and ING LifeStyle Aggressive Growth Portfolio commenced operations on October 31, 2007, May 9, 2006, May 2, 2006, May 3, 2006 and May 4, 2006, respectively. The Distributor in turn re-allocated the 12b-1 fees it received to various affiliated insurance companies who offer ADV Class and Service 2 Class shares through variable annuity or variable life insurance or other qualified retirement plan products.

Total distribution expenses incurred by the Distributor for the costs of promotion and distribution with respect to the Portfolio for the fiscal period ended December 31, 2008 were as follows:

Distribution Fees

	ADV Class	Class I	Class S	Service 2 Class
ING LifeStyle Aggressive Growth Portfolio
Advertising	—	$3	$258	$1
Printing	—	$64	$5,157	$17
Salaries & Commissions	—	$514	$41,202	$133
Broker Services	$4	$83	$6,572	$5,339
Miscellaneous	—	$1	$81	—
Total	$4	$665	$53,270	$5,490

ING LifeStyle Growth Portfolio
Advertising	—	$8	$864	$3
Printing	—	$151	$17,275	$54
Salaries & Commissions	—	$1,214	$139,208	$438
Broker Services	$11	$196	$22,770	$17,364
Miscellaneous	—	$2	$272	$1
Total	$11	$1,571	$180,389	$17,860

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	ADV Class	Class I	Class S	Service 2 Class
ING LifeStyle Moderate Growth Portfolio
Advertising	—	$4	$692	$3
Printing	—	$81	$13,836	$69
Salaries & Commissions	—	$658	$112,049	$552
Broker Services	$4	$108	$18,415	$22,036
Miscellaneous	—	$1	$224	$1
Total	$4	$852	$145,216	$22,661

ING LifeStyle Moderate Portfolio
Advertising	—	$2	$357	$4
Printing	—	$47	$7,141	$71
Salaries & Commissions	—	$382	$58,394	$568
Broker Services	$4	$67	$9,761	$22,592
Miscellaneous	—	$1	$119	$1
Total	$4	$499	$75,772	$23,236

ING LifeStyle Conservative Portfolio
Advertising	—	—	$5	—
Printing	—	—	$106	—
Salaries & Commissions	—	—	$1,333	—
Broker Services	$4	—	$271	$4
Miscellaneous	—	—	$8	—
Total	$4	—	$1,723	$4

Shareholder Services Fees

	2008	2007		2006
ING LifeStyle Conservative Portfolio
ADV Class	$4	$1	(1)	N/A
Class S	$55,747	$1	(1)	N/A
Service 2	$4	$1	(1)	N/A

ING LifeStyle Moderate Portfolio
ADV Class	$4	$4		$5
Class S(2)	$3,771,143	$2,857,510		$1,320,803
Service 2	$37,500	$26,786		$14,320

ING LifeStyle Moderate Growth Portfolio
ADV Class	$3	$4		$5
Class S(2)	$7,348,456	$6,506,682		$3,085,982
Service 2	$36,578	$26,174		$7,150

ING LifeStyle Growth Portfolio
ADV Class	$6	$4		$5
Class S(2)	$9,164,650	$8,401,209		$3,762,175
Service 2	$28,821	$28,590		$11,718

ING LifeStyle Aggressive Growth Portfolio
ADV Class	$3	$4		$5
Class S(2)	$2,748,117	$3,248,914		$1,684,884
Service 2	$8,862	$8,290		$4,921

(1)          Reflects the two month period from October 31, 2007 through December 31, 2007.

(2)          Effective April 28, 2006, the Service 1 Class shares of the LifeStyle Portfolios were re-designated as Class S shares.  The former Service 1 Class shares of the LifeStyle Portfolios did not have a shareholder services fee.  Effective April 28, 2006 the re-designated Class S shares of the LifeStyle Portfolios have a shareholder services fee. Prior to April 28, 2006, the LifeStyle Portfolios charged no shareholder services fees, but invested in the Class S shares of the Underlying Funds that do charge a shareholder services fee.  Effective April 28, 2006, the LifeStyle Portfolios began charging a shareholder services fee but invested in the Class I shares of the Underlying Funds that do not charge a shareholder services fee.  This had the effect of “moving” the shareholder services fees from the Underlying Funds to the LifeStyle Portfolios.

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CODE OF ETHICS

The LifeStyle Portfolios, ING Investments, and ING Funds Distributor have adopted codes of ethics (“Codes of Ethics” or written supervisory procedures) governing personal trading activities of all Trustees, officers of the LifeStyle Portfolios and persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by each Portfolio or obtain information pertaining to such purchase or sale.  The Codes of Ethics are intended to prohibit fraud against the LifeStyle Portfolios that may arise from personal trading of securities that may be purchased or held by the LifeStyle Portfolios or the LifeStyle Portfolios’ shares.  The Codes of Ethics also prohibit short-term trading of each Portfolio by persons subject to the Codes of Ethics. Personal trading is permitted by such persons subject to certain restrictions; however such persons are generally required to pre-clear all security transactions with the LifeStyle Portfolios’ Compliance Officer or his or her designee and to report all transactions on a regular basis.

DISCLOSURE OF THE LIFESTYLE PORTFOLIOS’ PORTFOLIO SECURITIES

Each Portfolio is required to file its complete portfolio holdings schedule with the SEC on a quarterly basis.  This schedule is filed with the LifeStyle Portfolios’ annual and semi-annual shareholder reports on Form N-CSR for the second and fourth fiscal quarters and on Form N-Q for the first and third fiscal quarters.

In addition, the LifeStyle Portfolios post their portfolio holdings schedule on ING Groep’s website on a month-end basis and it is available 10 calendar days after the end of the previous calendar month.  The portfolio holdings schedule is as of the last day of the calendar month (e.g., each Portfolio will post its month-end June 30 holdings on July 11).  A Portfolio may also post its complete or partial portfolio holdings as of a specified date.

The LifeStyle Portfolios also compile a list composed of their ten largest holdings (“Top Ten”).  This information is produced monthly, and is made available on ING Groep’s website, on the tenth day of the month.  The Top Ten holdings information is as of the last day of the previous month.

Investors (both individual and institutional), financial intermediaries that distribute the LifeStyle Portfolios’ shares and most third parties may receive the LifeStyle Portfolios’ annual or semi-annual shareholder reports, or view on ING Groep’s website, the LifeStyle Portfolios’ portfolio holdings schedule.  The Top Ten list also is provided in quarterly Portfolio descriptions that are included in the offering materials of variable life insurance products and VA Contracts.

Other than in regulatory filings or on ING Groep’s website, the LifeStyle Portfolios may provide their portfolio holdings schedule to certain unaffiliated third parties and affiliates when the LifeStyle Portfolios have a legitimate business purpose for doing so.  Unless otherwise noted below, a Portfolio’s disclosure of its portfolio holdings will be on an as-needed basis, with no lag time between the date of which the information is requested and the date the information is provided. Specifically, the LifeStyle Portfolios’ disclosure of their portfolio holdings may include disclosure:

•                                          to the LifeStyle Portfolios’ independent registered public accounting firm, named herein, for use in providing audit opinions;

•                                          to financial printers for the purpose of preparing the LifeStyle Portfolios’ regulatory filings, on an as-needed basis;

•                                          for the purpose of due diligence regarding a merger or acquisition;

•                                          to a new adviser or sub-adviser prior to the commencement of its management of the LifeStyle Portfolios;

•                                          to rating and ranking agencies such as Bloomberg, Morningstar, Lipper and Standard & Poor’s, such agencies may receive more raw data from the Portfolio than is posted on the LifeStyle Portfolios’ website;

•                                          to consultants for use in providing asset allocation advice in connection with investments by affiliated

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funds-of-funds in the Underlying Funds;

•                                          to service providers, such as proxy voting and class action services providers, on a daily basis, in connection with their providing services benefiting the LifeStyle Portfolios; or

•                                          to a third party for purposes of effecting in-kind redemptions of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining LifeStyle Portfolios’ shareholders.

In all instances of such disclosure, the receiving party, by agreement, is subject to a duty of confidentiality, including a duty not to trade on such information

The LifeStyle Portfolios’ Board has adopted policies and procedures (“Policies”) designed to ensure that disclosure of information regarding the LifeStyle Portfolios’ portfolio securities is in the best interests of the LifeStyle Portfolios’ shareholders, including procedures to address conflicts between the interests of the LifeStyle Portfolios’ shareholders, on the one hand, and those of the LifeStyle Portfolios’ adviser, principal underwriter or any affiliated person of the LifeStyle Portfolios, its investment adviser, or its principal underwriter, on the other.  Such Policies authorize the LifeStyle Portfolios’ administrator to implement the Board’s policies and direct administrator to document the expected benefit to shareholders.  Among other considerations, the administrator is directed to consider whether such disclosure may create an advantage for the recipient or its affiliates or their clients over that of a Portfolio’s shareholders. Similarly, the administrator is directed to consider, among other things, whether the disclosure of portfolio holdings creates a conflict between the interests of shareholders and the interests of ING Investments, principal underwriter and their affiliates.  The Board has authorized the senior officers of the LifeStyle Portfolios’ administrator to authorize the release of the LifeStyle Portfolios’ portfolio holdings, as necessary, in conformity with the foregoing principles and to monitor for compliance with the Policies.  The LifeStyle Portfolios’ administrator reports quarterly to the Board regarding the implementation of the Policies.

The LifeStyle Portfolios have the following ongoing arrangements with certain third parties to provide the LifeStyle Portfolios’ portfolio holdings:

Party	Purpose	Frequency	Time Lag Between Date of Information and Date Information Released
ISS Governance Services, a unit of RiskMetrics Group, Inc.	Proxy Voting & Class Action Services	Daily	None
Charles River Development	Compliance	Daily	None

All of the arrangements in the table above are subject to the Policies adopted by the Board to ensure that such disclosure is for a legitimate business purpose and is in the best interests of the LifeStyle Portfolios and their shareholders.  The LifeStyle Portfolios’ Board must approve any material change to the Policies.  The Policies may not be waived, or exceptions made, without the consent of ING Groep’s Legal Department.  All waivers and exceptions involving any of the LifeStyle Portfolios will be disclosed to the LifeStyle Portfolios’ Board no later than its next regularly scheduled quarterly meeting.  No compensation or other consideration may be received by the LifeStyle Portfolios, the Adviser, or any other party in connection with the disclosure of portfolio holdings in accordance with the Policies.

PROXY VOTING PROCEDURES

The Board has adopted proxy voting procedures and guidelines to govern the voting of proxies relating to the LifeStyle Portfolios’ portfolio securities.  The proxy voting procedures provide that funds-of-funds, including the LifeStyle Portfolios, will “echo” vote their interests in Underlying Funds.  This means that, if a Portfolio must vote on a proposal with respect to an Underlying Fund, the Portfolio will vote its interest in that Underlying Fund in the same proportion all other shareholders in the Underlying Fund voted their interests.  The effect of echo voting may be that a small number of shareholders may determine the outcome of a vote.

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The procedures delegate to ING Investments the authority to vote proxies relating to portfolio securities, and provide a method for responding to potential conflicts of interest.  In delegating voting authority to ING Investments, the Board has also approved ING Investments’ proxy voting procedures, which require ING Investments to vote proxies in accordance with the LifeStyle Portfolios’ proxy voting procedures and guidelines. An independent proxy voting service has been retained to assist in the voting of Portfolio proxies through the provision of vote analysis, implementation and record keeping and disclosure services.  In addition, the Compliance Committee oversees the implementation of the LifeStyle Portfolios’ proxy voting procedures.  A copy of the proxy voting procedures and guidelines of the LifeStyle Portfolios, including procedures of ING Investments, is attached hereto as Appendix B.  No later than August 31st of each year, information regarding how the LifeStyle Portfolios voted proxies relating to portfolio securities for the one-year period ending June 30th is available through the ING Funds’ website (http://www.ingfunds.com) or by accessing the SEC’s EDGAR database (http://www.sec.gov).

PORTFOLIO TRANSACTIONS(1)

The Adviser or a Sub-Adviser for each Portfolio places orders for the purchase and sale of investment securities for a Portfolio, pursuant to authority granted in the Advisory Agreement or Sub-Advisory Agreements.  Subject to policies and procedures approved by the Portfolio’s Board, the Adviser or each Sub-Adviser has discretion to make decisions relating to placing these orders, including, where applicable, selecting the brokers or dealers that will execute the purchase and sale of investment securities, negotiating the commission or other compensation paid to the broker or dealer executing the trade, or using an electronic trading network (“ECN”) or alternative trading system (“ATS”).

In situations where a Sub-Adviser resigns or the Adviser otherwise assumes day to day management of a Portfolio pursuant to its Advisory Agreement with a Portfolio, the Adviser will perform the services described herein as being performed by the Sub-Adviser.

How Securities Transactions are Effected

Purchases and sales of securities on a securities exchange (which include most equity securities) are effected through brokers who charge a commission for their services.  In transactions on securities exchanges in the United States, these commissions are negotiated, while on many foreign securities exchanges commissions are fixed.  Securities traded in the over-the-counter markets (such as fixed-income securities and some equity securities) are generally traded on a “net” basis with market makers acting as dealers; in these transactions, the dealers act as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer.  Transactions in certain over-the-counter securities also may be effected on an agency basis, when, in the Adviser’s or a Sub-Adviser’s opinion, the total price paid (including commission) is equal to or better than the best total price available from a market maker.  In underwritten offerings, securities are usually purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount.  On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.  The Adviser or a Sub-Adviser may also place trades using an ECN or ATS.

How the Sub-Adviser Selects Broker-Dealers

The Adviser or a Sub-Adviser has a duty to seek to obtain best execution of a Portfolio’s orders, taking into consideration a full range of factors designed to produce the most favorable overall terms reasonably available under the circumstances.  In selecting brokers and dealers to execute trades, the Adviser or a Sub-Adviser may consider both the characteristics of the trade and the full range and quality of the brokerage services available from eligible broker-dealers.  This consideration often involves qualitative as well as quantitative judgments.

(1)                                  For purposes of this section, the discussion relating to investment decisions made by the Adviser or a Sub-Adviser with respect to a Portfolio also includes investment decisions made by a adviser or a sub-adviser with respect to an Underlying Fund.  For convenience, only the terms Adviser, Sub-Adviser, and Portfolio are used.

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Factors relevant to the nature of the trade may include, among others, price (including the applicable brokerage commission or dollar spread), the size of the order, the nature and characteristics (including liquidity) of the market for the security, the difficulty of execution, the timing of the order, potential market impact, and the need for confidentiality, speed, and certainty of execution.  Factors relevant to the range and quality of brokerage services available from eligible brokers and dealers may include, among others, the firms’ execution, clearance, settlement, and other operational facilities; willingness and ability to commit capital or take risk in positioning a block of securities, where necessary; special expertise in particular securities or markets; ability to provide liquidity, speed and anonymity; the nature and quality of other brokerage and research services provided to the Adviser or a Sub-Adviser (consistent with the “safe harbor” described below); and the firms’ general reputation, financial condition and responsiveness to the Adviser or a Sub-Adviser, as demonstrated in the particular transaction or other transactions.  Subject to its duty to seek best execution of the Portfolio’s orders, the Adviser or a Sub-Adviser may select broker-dealers that participate in commission recapture programs that have been established for the benefit of the LifeStyle Portfolios. Under these programs, the participating broker-dealers will return to a Portfolio (in the form of a credit to the Portfolio) a portion of the brokerage commissions paid to the broker-dealers by the Portfolio.  Theses credits are used to pay certain expenses of a Portfolio. These commission recapture payments benefit the LifeStyle Portfolios and not the Adviser or a Sub-Adviser.

The Safe Harbor for Soft Dollar Practices

In selecting broker dealers to execute a trade for a Portfolio, the Adviser or a Sub-Adviser may consider the nature and quality of brokerage and research services provided to the Adviser or a Sub-Adviser as a factor in evaluating the most favorable overall terms reasonably available under the circumstances.  As permitted by Section 28(e) of the 1934 Act, the Adviser or a Sub-Adviser may cause a Portfolio to pay a broker-dealer a commission for effecting a securities transaction for a Portfolio that is in excess of the commission which another broker-dealer would have charged for effecting the transaction, if the Adviser or the Sub-Adviser makes a good faith determination that the broker’s commission paid by the Portfolio is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer, viewed in terms of either the particular transaction or the Adviser’s or the Sub-Adviser’s overall responsibilities to the Portfolio and its other investment advisory clients.  The practice of using a portion of a Portfolio’s commission dollars to pay for brokerage and research services provided to the Adviser or a Sub-Adviser is sometimes referred to as “soft dollars.”  Section 28(e) is sometimes referred to as a “safe harbor,” because it permits this practice, subject to a number of restrictions, including the Adviser’s or a Sub-Adviser’s compliance with certain procedural requirements and limitations on the type of brokerage and research services that qualify for the safe harbor.

Brokerage and Research Products and Services Under the Safe Harbor - Research products and services may include, but are not limited to, general economic, political, business and market information and reviews, industry and company information and reviews, evaluations of securities and recommendations as to the purchase and sale of securities, financial data on a company or companies, performance and risk measuring services and analysis, stock price quotation services, computerized historical financial databases and related software, credit rating services, analysis of corporate responsibility issues, brokerage analysts’ earning estimates, computerized links to current market data, software dedicated to research, and portfolio modeling. Research services may be provided in the form of reports, computer-generated data feeds and other services, telephone contacts, and personal meetings with securities analysts, as well as in the form of meetings arranged with corporate officers and industry spokespersons, economists, academics and governmental representatives.  Brokerage products and services assist in the execution, clearance and settlement of securities transactions, as well as functions incidental thereto, including but not limited to related communication and connectivity services and equipment, and software related to order routing, market access, algorithmic trading, and other trading activities.  On occasion, a broker-dealer may furnish the Adviser or a Sub-Adviser with a service that has a mixed use (that is, the service is used both for brokerage and research activities that are within the safe harbor and for other activities).  In this case, the Adviser or a Sub-Adviser is required to reasonably allocate the cost of the service, so that any portion of the service that does not qualify for the safe harbor is paid for by the Adviser or a Sub-Adviser from its own funds, and not by portfolio commissions paid by a Portfolio.

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Benefits to the Adviser or a Sub-Adviser - Research products and services provided to the Adviser or a Sub-Adviser by broker dealers that effect securities transactions for a Portfolio may be used by the Adviser or a Sub-Adviser in servicing all of its accounts.  Accordingly, not all of these services may be used by the Adviser or a Sub-Adviser in connection with that Portfolio or any of the Portfolios.  Some of these products and services are also available to the Adviser or a Sub-Adviser for cash, and some do not have an explicit cost or determinable value.  The research received does not reduce the advisory fees paid to the Adviser or the sub-advisory fees payable to the Sub-Adviser for services provided to the Portfolio.  The Adviser’s or a Sub-Adviser’s expenses would likely increase if the Adviser or a Sub-Adviser had to generate these research products and services through its own efforts, or if it paid for these products or services itself.

Broker-Dealers that are Affiliated with the Adviser or a Sub-Adviser

Portfolio transactions may be executed by brokers affiliated with the ING Groep, the Adviser, or the Sub-Advisers, so long as the commission paid to the affiliated broker is reasonable and fair compared to the commission that would be charged by an unaffiliated broker in a comparable transaction.

Prohibition on Use of Brokerage Commissions for Sales or Promotional Activities

The placement of portfolio brokerage with broker-dealers who have sold shares of a Portfolio is subject to rules adopted by the SEC and Financial Industry Regulatory Authority (“FINRA”).  Under these rules, a Sub-Adviser may not consider a broker’s promotional or sales efforts on behalf of any Portfolio when selecting a broker dealer for portfolio transactions, and neither the Portfolios nor a Sub-Adviser may enter into an agreement under which a Portfolio directs brokerage transactions (or revenue generated from such transactions) to a broker-dealer to pay for distribution of Portfolio shares.  The Portfolios have adopted policies and procedures, approved by the Board, that are designed to attain compliance with these prohibitions.

Principal Trades and Research

Purchases of securities for a Portfolio also may be made directly from issuers or from underwriters. Purchase and sale transactions may be effected through dealers which specialize in the types of securities which the Portfolios will be holding. Dealers and underwriters usually act as principals for their own account. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter which has provided such research or other services as mentioned above.

More Information about Trading in Fixed-Income Securities

Purchases and sales of fixed-income securities will usually be principal transactions. Such securities often will be purchased or sold from or to dealers serving as market makers for the securities at a net price. Each Portfolio may also purchase such securities in underwritten offerings and will, on occasion, purchase securities directly from the issuer. Generally, fixed-income securities are traded on a net basis and do not involve brokerage commissions. The cost of executing fixed-income securities transactions consists primarily of dealer spreads and underwriting commissions.

In purchasing and selling fixed-income securities, it is the policy of the Portfolios to obtain the best results, while taking into account the dealer’s general execution and operational facilities, the type of transaction involved and other factors, such as the dealer’s risk in positioning the securities involved. While the Adviser or a Sub-Adviser generally seeks reasonably competitive spreads or commissions, a Portfolio will not necessarily pay the lowest spread or commission available.

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Transition Management

Changes in Sub-Advisers, investment personnel, and reorganizations of a Portfolio may result in the sale of a significant portion or even all of a Portfolio’s portfolio securities.  This type of change generally will increase trading costs and the portfolio turnover for the affected Portfolio.  The Portfolio, the Adviser, or a Sub-Adviser may engage a broker-dealer to provide transition management services in connection with a change in Sub-Adviser or a reorganization or other changes.

Allocation of Trades

Some securities considered for investment by a Portfolio may also be appropriate for other clients served by that Portfolio’s Sub-Adviser. If the purchase or sale of securities consistent with the investment policies of a Portfolio and one or more of these other clients is considered at or about the same time, transactions in such securities will be placed on an aggregate basis and allocated among the Portfolio and such other clients in a manner deemed fair and equitable, over time, by the Sub-Adviser and consistent with the Sub-Adviser’s written policies and procedures.  Sub-Advisers may use different methods of allocating the results aggregated trades.  Each Sub-Adviser’s relevant policies and procedures and the results of aggregated trades in which a Portfolio participated are subject to periodic review by the Board.  To the extent any of the Portfolios seek to acquire (or dispose of) the same security at the same time, one or more of the Portfolios may not be able to acquire (or dispose of) as large a position in such security as it desires, or it may have to pay a higher (or receive a lower) price for such security. It is recognized that in some cases, this system could have a detrimental effect on the price or value of the security insofar as the Portfolio is concerned.  However, over time, a Portfolio’s ability to participate in aggregate trades is expected to provide better execution for the Portfolio.

Cross-Transactions

The Board has adopted a policy allowing trades to be made between affiliated registered investment companies or series thereof provided they meet the condition of Rule 17a-7 under the 1940 Act and conditions of the policy.

Total Brokerage Commissions

No brokerage commissions were paid by the LifeStyle Portfolios for the fiscal years ended December 31, 2008, 2007 and 2006.

For the fiscal years ended December 31, 2008, 2007 and 2006, no commissions were paid with respect to portfolio transactions paid to brokers for research services.

As noted above, ING Investments may purchase new issues of securities for a Portfolio in underwritten fixed price offerings.  In these situations, the underwriter or selling group member may provide ING Investments with research in addition to selling the securities (at the fixed public offering price) to the Portfolio or other advisory clients.  Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-dealer in this situation provides knowledge that may benefit a Portfolio and other clients of ING Investments without incurring additional costs.  These arrangements may not fall within the safe harbor of Section 28(e) because the broker-dealer is considered to be acting in a principal capacity in underwritten transactions.  However, the FINRA has adopted rules expressly permitting broker-dealers to provide bona fide research to advisers in connection with fixed price offerings under certain circumstances.  As a general matter in these situations, the underwriter or selling group member will provide research credits at a rate that is higher than that which is available for secondary market transactions.

In circumstances where two or more broker-dealers offer comparable prices and execution capability, preference may be given to a broker-dealer which has sold shares of the LifeStyle Portfolios as well as shares

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of other investment companies or accounts managed by ING Investments.  This policy does not imply a commitment to execute all portfolio transactions through all broker-dealers that sell shares of the LifeStyle Portfolios.

Commission rates in the United States are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates.  The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Trustees.

ING Investments may place orders for the purchase and sale of exchange-listed portfolio securities with a broker-dealer that is an affiliate of ING Investments where, in the judgment of ING Investments, such firm will be able to obtain a price and execution at least as favorable as other qualified brokers. Pursuant to SEC Rules, a broker-dealer that is an affiliate of ING Investments may receive and retain compensation for effecting portfolio transactions for a Portfolio on a national securities exchange of which the broker-dealer is a member if the transaction is “executed” on the floor of the exchange by another broker which is not an “associated person” of the affiliated broker-dealer or ING Investments, and if there is in effect a written contract between ING Investments and the Trust expressly permitting the affiliated broker-dealer or ING Investments to receive and retain such compensation.  The Agreement provides that ING Investments may retain compensation on transactions effected for a Portfolio in accordance with the terms of these rules.

SEC rules further require that commissions paid to such an affiliated broker-dealer or ING Investments by a Portfolio on exchange transactions not exceed “usual and customary brokerage commissions.”  The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.”  The Board has adopted procedures for evaluating the reasonableness of commissions and will review these procedures periodically.

Each of the following is a registered broker-dealer and an affiliate of ING Investments as of December 31, 2008:  Bancnorth Investment Group, Inc., Clarion Capital, LLC, Financial Network Investment Corporation, Guaranty Brokerage Services, Inc., ING Alternative Asset Management LLC, ING America Equities, Inc., ING Clarion Partners, LLC, ING Clarion Real Estate Securities, L.P., ING Direct Funds Limited, ING Financial Advisers, LLC, ING Financial Markets LLC, ING Financial Partners, Inc., ING Funds Distributor, LLC, ING Investment Advisors, LLC, ING Investment Management Advisors B.V., ING Investment Management Asia/Pacific (Hong Kong) LTD., ING Investment Management Co., ING Investment Management LLC, ING Investment Management Services LLC, Multi-Financial Securities Corporation, Pomona Management LLC, d/b/a, Pomona Capital, Prime Vest Financial Services, Inc., ShareBuilder Advisors, LLC, ShareBuilder Securities Corporation and Systematized Benefits Administrators, Inc.

Any of the above firms may retain compensation on transactions effected for a Portfolio in accordance with these rules and procedures.

For the fiscal years ended December 31, 2008, 2007 and 2006, the LifeStyle Portfolios did not pay any affiliated brokerage commissions.

During the fiscal year ended December 31, 2008, none of the LifeStyle Portfolios acquired securities of their regular broker dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents.

PORTFOLIO TURNOVER

A change in securities held in the portfolio of a Portfolio is known as “portfolio turnover” and may involve the payment by a Portfolio of dealer mark-ups of brokerage or underwriting commissions and other transaction costs on the sale of securities, as well as on the reinvestment of the proceeds in other securities.  Portfolio turnover rate for a fiscal year is the percentage determined by dividing the lesser of the cost of purchases or

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proceeds from sales of portfolio securities by the average of the value of portfolio securities during such year, all excluding securities whose maturities at acquisition were one year or less.  A Portfolio cannot accurately predict its turnover rate, however the rate will be higher when a Portfolio finds it necessary to significantly change their portfolio to adopt a temporary defensive position or respond to economic or market events.  A high turnover rate would increase expenses and may involve realization of capital gains by the LifeStyle Portfolios.

NET ASSET VALUE

As noted in the Prospectuses, the NAV and offering price of each class of each Portfolio’s shares will be determined once daily as of the close of regular trading (“Market Close”) on the New York Stock Exchange (“NYSE”) (usually 4:00 p.m. Eastern time unless otherwise designated by the NYSE) during each day on which the NYSE is open for trading.  As of the date of this SAI, the NYSE is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  Portfolio shares will not be priced on these days. On those days, securities held by an Underlying Fund may nevertheless be actively traded, and the value of a Portfolio’s shares could be indirectly affected. As a general matter, the LifeStyle Portfolios do not invest directly in securities. However, the following information describes the calculation of NAV for the Underlying Funds and the LifeStyle Portfolios.

Portfolio securities listed or traded on a national securities exchange will be valued at the last reported sale price on the valuation day.  Securities traded on an exchange for which there has been no sale that day and other securities traded in the over-the-counter market will be valued at the mean between the last reported bid and asked prices on the valuation day.  Portfolio securities reported by NASDAQ will be valued at the NASDAQ Official Closing Price on the valuation day.  In cases in which securities are traded on more than one exchange, the securities are valued on the exchange that is normally the primary market.  Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest, approximates market value.  This involves valuing a security at cost on the date of acquisition and therefore assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument.  While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Portfolio would receive if it sold the instrument.  (See the “Net Asset Value” in the “Information for Investors” section of the Prospectuses.)  The long-term debt obligations held in a Portfolio’s portfolio will be valued at the mean between the most recent bid and asked prices as obtained from one or more dealers that make markets in the securities when over-the-counter market quotations are readily available.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) or are deemed unreliable are valued at their fair values as determined in good faith by or under the supervision of the LifeStyle Portfolios’ Board, in accordance with methods that are specifically authorized by the Board.  Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Portfolio calculates its NAV may also be valued at their fair values as determined in good faith by or under the supervision of a Portfolio’s Board, in accordance with methods that are specifically authorized by the Board.  The valuation techniques applied in any specific instance are likely to vary from case to case.  With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to a Portfolio related to registration of the security, as well as factors relevant to the issuer itself.  Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities.

The value of the foreign securities traded on an exchange outside the United States is generally based upon its price on the principal foreign exchange where it trades as of the time a Portfolio determines its NAV or if the

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foreign exchange closes prior to the time the Portfolio determines its NAV, the most recent closing price of the foreign security on its principal exchange.  Trading in certain non-U.S. securities may not take place on all days on which the NYSE is open.  Further, trading takes place in various foreign markets on days which the NYSE is not open.  Consequently, the calculation of an Underlying Fund’s NAV may not take place contemporaneously with the determination of the prices of securities held by a Portfolio in foreign securities markets.  Further, the value of a Portfolio’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Portfolio.  In calculating a Portfolio’s NAV, foreign securities denominated in foreign currency are converted to U.S. dollar equivalents.

If an event occurs after the time at which the market for foreign securities held by a Portfolio closes but before the time that the Portfolio’s NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time a Portfolio determines its NAV.  In such a case, the Portfolio will use the fair value of such securities as determined under the Portfolio’s valuation procedures.  Events after the close of trading on a foreign market that could require a Portfolio to fair value some or all of its foreign securities include, among others, securities trading in the United States and other markets, corporate announcements, natural and other disasters, and political and other events.  Among other elements of analysis in determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Portfolio calculates its NAV.  There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, nor those such markets will continue to behave in a fashion that is consistent with such models.  Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment.  Consequently, the fair value assigned to a security may not represent the actual value that a Portfolio could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, a Portfolio is not obligated to use the fair valuations suggested by any research service, and valuation provided by such research services may be overridden if other events have occurred, or if other fair valuations are determined in good faith to be more accurate.  Unless an event is such that it causes a Portfolio to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time the Portfolio determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in a Portfolio’s NAV.

Options on securities, currencies, futures and other financial instruments purchased by the Underlying Funds are valued at their last bid price in the case of listed options or at the average of the last bid prices obtained from dealers in the case of OTC Options.

The fair value of other assets is added to the value of all securities positions to arrive at the value of a Portfolio’s total assets. A Portfolio’s liabilities, including accruals for expenses, are deducted from its total assets. Once the total value of a Portfolio’s net assets is so determined, that value is then divided by the total number of shares outstanding (excluding treasury shares), and the result, rounded to the nearest cent, is the NAV per share.

In computing the NAV for a class of shares of a Portfolio, all class-specific liabilities incurred or accrued are deducted from the class’ net assets.  The resulting net assets are divided by the number of shares of the class outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the NAV per share.

Orders received by dealers prior to Market Close will be confirmed at the offering price computed as of Market Close provided the order is received by the Transfer Agent prior to Market Close that same day.  It is the responsibility of the dealer to insure that all orders are transmitted timely to a Portfolio.  Orders received by dealers after Market Close will be confirmed at the next computed offering price as described in the Prospectuses.

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PERFORMANCE INFORMATION

The Trust may, from time to time, include the yield and the total return of the LifeStyle Portfolios in advertisements or sales literature.  In the case of Variable Contracts, performance information for a Portfolio will not be advertised or included in sales literature unless accompanied by comparable performance information for the separate account to which the Portfolio offers its shares.

Quotations of yield for the LifeStyle Portfolios will be based on all investment income per share earned during a particular 30-day period (including dividends and interest and calculated in accordance with a standardized yield formula adopted by the SEC), less expenses accrued during the period (“net investment income”), and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

YIELD = 2 [((a-b)/cd + 1)^6 - 1]

where,

a = dividends and interest earned during the period,

b = expenses accrued for the period (net of reimbursements),

c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and

d = the maximum offering price per share on the last day of the period.

Quotations of average annual total return for a Portfolio will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the portfolio over certain periods that will include periods of one, five, and ten years (or, if less, up to the life of the portfolio), calculated pursuant to the following formula: P (1 + T) ^n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period).  Quotations of total return may also be shown for other periods.  All total return figures reflect the deduction of a proportional share of Portfolio expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid.

The following are the LifeStyle Portfolios’ average annual total returns for the periods indicated for each year ended December 31, 2008:

Portfolio	1 Year	5 Years	10 Years	Since Inception	Date of Inception
ING LifeStyle Conservative
ADV Class	(19.66)	—	—	(17.63)	10/31/07
Class I	(19.33)	—	—	(17.28)	10/31/07
Class S	(19.45)	—	—	(17.45)	10/31/07
Service 2 Class	(19.76)	—	—	(17.72)	10/31/07
ING LifeStyle Moderate
ADV Class	(26.31)	—	—	(7.27)	4/28/06
Class S (adjusted for ADV Class)	(26.31)	—	—	(0.51)	5/3/04
Class I	(25.83)	—	—	(6.70)	4/28/06
Class S (adjusted for Class I)	(26.05)	—	—	(0.16)	5/3/04
Class S	(26.05)	—	—	(0.17)	5/3/04
Service 2 Class	(26.12)	—	—	(7.52)	5/9/06
Class S (adjusted for Service 2 Class)	(26.16)	—	—	(0.13)	5/3/04
ING LifeStyle Moderate Growth
ADV Class	(31.89)	—	—	(9.92)	4/28/06
Class S (adjusted for ADV Class)	(31.88)	—	—	(1.46)	5/3/04
Class I	(31.47)	—	—	(9.33)	4/28/06

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Portfolio	1 Year	5 Years	10 Years	Since Inception	Date of Inception
Class S (adjusted for Class I)	(31.63)	—	—	(1.12)	5/3/04
Class S	(31.64)	—	—	(1.13)	5/3/04
Service 2 Class	(31.76)	—	—	(9.82)	5/2/06
Class S (adjusted for Service 2 Class)	(31.74)	—	—	(1.27)	5/3/04
ING LifeStyle Growth
ADV Class	(36.89)	—	—	(12.71)	4/28/06
Class S (adjusted for ADV Class)	(36.91)	—	—	(2.43)	5/3/04
Class I	(36.55)	—	—	(12.16)	4/28/06
Class S (adjusted for Class I)	(36.68)	—	—	(2.09)	5/3/04
Class S	(36.68)	—	—	(2.09)	5/3/04
Service 2 Class	(36.75)	—	—	(12.58)	5/3/06
Class S (adjusted for Service 2 Class)	(36.78)	—	—	(2.24)	5/3/04
ING LifeStyle Aggressive Growth
ADV Class	(42.06)	—	—	(15.44)	4/28/06
Class S (adjusted for ADV Class)	(42.01)	—	—	(3.41)	5/3/04
Class I	(41.68)	—	—	(14.84)	4/28/06
Class S (adjusted for Class I)	(41.79)	—	—	(3.07)	5/3/04
Class S	(41.79)	—	—	(3.07)	5/3/04
Service 2 Class	(41.86)	—	—	(15.45)	5/4/06
Class S (adjusted for Service 2 Class)	(41.88)	—	—	(3.22)	5/3/04

Performance information for a Portfolio may be compared, in advertisements, sales literature, and reports to shareholders to: (i) the S&P 500® Index and the Merrill Lynch U.S. High-Yield BB-B Rated Index, or other indices that measure performance of a pertinent group of securities, (ii) other groups of mutual funds tracked by Lipper Analytical Services, Inc., a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the portfolio.  Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

Reports and promotional literature may also contain other information including: (i) the ranking of any Portfolio derived from rankings of mutual funds or other investment products tracked by Lipper Analytical Services, Inc. or by other rating services, companies, publications, or other persons who rank mutual funds or other investment products on overall performance or other criteria; and (ii) the effect of tax deferred compounding on a portfolio’s investment returns, or returns in general, which may by illustrated by graphs, charts, or otherwise, and which may include a comparison, at various points in time, of the return from an investment in a portfolio of the Trust (or returns in general) on a tax-deferred basis (assuming one or more tax rates) with the return on a taxable basis.

In addition, reports and promotional literature may contain information concerning ING Investments or affiliates of the Trust, including: (i) performance rankings of other mutual funds managed by ING Investments, or the individuals employed by ING Investments who exercise responsibility for the day-to-day management of a portfolio of the Trust, including rankings of mutual funds published by Morningstar, Inc., Value Line Mutual Fund Survey, or other rating services, companies, publications, or other persons who rank mutual funds or other investment products on overall performance or other criteria; (ii) lists of clients, the number of clients, or assets under management; and (iii) information regarding services rendered by ING Investments, including information related to the selection and monitoring of ING Investments.  Reports and promotional literature may also contain a description of the type of investor for whom it could be suggested that a portfolio is intended, based upon each portfolio’s investment objectives.

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In the case of Variable Contracts, quotations of yield or total return for a Portfolio will not take into account charges and deductions against any separate accounts to which the Portfolio shares are sold or charges and deductions against the life insurance policies or annuity contracts issued by ING USA, although comparable performance information for the separate account will take such charges into account.  Performance information for a Portfolio reflects only the performance of a hypothetical investment in the portfolio during the particular time period on which the calculations are based.  Performance information should be considered in light of a Portfolio’s investment objective or objectives and investment policies, the characteristics and quality of the Portfolio, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

TAXES

Shares of the LifeStyle Portfolios may be offered to segregated asset accounts (“Separate Accounts”) of insurance companies as investment options under Variable Contracts.  Shares may also be offered to Qualified Plans outside the Variable Contract and to the LifeStyle Portfolios’ Adviser and its affiliates in connection with the creation or management of a Portfolio. Shares will generally not be offered to other investors.

Each Portfolio qualified and expects to continue to qualify, to be taxed as a regulated investment company (“RIC”) under the Code.  To qualify for that treatment, a Portfolio must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain, and net gains from certain foreign currency transactions) (“Distribution Requirement”) and must meet several additional requirements.  These requirements include the following: (1) the Portfolio must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or net income derived from an interest in a publicly held partnership, other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies (“Income Requirement”); (2) at the close of each quarter of the Portfolio’s taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities that, with respect to any one issuer, do not exceed 5% of the value of the Portfolio’s total assets and that do not represent more than 10% of the outstanding voting securities of the issuer; and (3) at the close of each quarter of the Portfolio’s taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer.  If each Portfolio qualifies as a RIC and distributes to its shareholders substantially all of its net income and net capital gains, then each Portfolio should have little or no income taxable to it under the Code.

Each Portfolio must comply with the diversification requirements imposed by section 817(h) of the Code and the regulations thereunder.  These requirements, which are in addition to the diversification requirements mentioned above, place certain limitations on the proportion of each Portfolio’s assets that may be represented by any single investment (which includes all securities of the same issuer).  Because Section 817(h) and the underlying regulations treat the assets of the Portfolio as assets of the related Separate Account, these regulations are imposed on the assets of the Portfolio.  Specifically, the regulations provide that, after a one year start-up period or except as permitted by the “safe harbor” described below, as of the end of each calendar quarter or within thirty (30) days thereafter no more than 55% of the total assets of the Portfolio may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments.  For this purpose, all securities of the same issuer are considered a single investment, and each U.S. government agency and instrumentality is considered a separate issuer.  Section 817(h) provides, as a safe harbor, that a Separate Account will be treated as being adequately diversified if the diversification requirements under Subchapter M of the Code are satisfied and no more than 55% of the value of the account’s total assets is attributable to cash and cash items (including receivables), U.S. government securities and securities of other RICs.  Failure of a Portfolio either to qualify as a RIC or to satisfy the Section 817(h) requirements would generally cause the Variable Contracts to lose their favorable tax status and require a contract holder to include in ordinary income any income accrued under the

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contracts for the current and all prior taxable years.  Under certain circumstances described in the applicable U.S. Treasury regulations, inadvertent failure to satisfy the applicable diversification requirements may be corrected, but such a correction would require a payment to the IRS based on the tax contract holders would have incurred if they were treated as receiving the income on the contract for the period during which the diversification requirements were not satisfied.  Any such failure may also result in adverse tax consequences for the insurance company issuing the contracts.  Failure by a Portfolio to qualify as a RIC would also subject it to federal and state income taxation on all of its taxable income and gain, whether or not distributed to shareholders.

For purposes of these alternative diversification tests, a segregated asset account investing in shares of a RIC will be entitled to “look through” the RIC to its pro rata portion of the RIC’s assets, provided that the shares of such RIC are generally held only by segregated asset accounts of insurance companies and certain fund managers in connection with the creation or management of the Portfolio (a “Closed Fund”).

If the segregated asset account upon which a Variable Contract is based is not “adequately diversified” under the foregoing rules for each calendar quarter, then (a) the Variable Contract is not treated as a life insurance contract or annuity contract under the Code for all subsequent periods during which such account is not “adequately diversified”; and (b) the holders of such contract must include as ordinary income, “the income on the contract” for each taxable year.  Further, the income on a life insurance contract for all prior taxable years is treated as received or accrued during the taxable year of the policyholder in which the contract ceases to meet the definition of a “life insurance contract” under the Code.  The “income on the contract” is, generally the excess of (i) the sum of the increase in the net surrender value of the contract during the taxable year and the cost of the life insurance protection provided under the contract during the year, over (ii) the premiums paid under the contract during the taxable year.  In addition, if a Portfolio does not constitute a Closed Fund, the holders of the contracts and annuities which invest in the Portfolio through a segregated asset account may be treated as owners of Portfolio shares and may be subject to tax on distributions made by the Portfolio.

For a VLI Contract or a VA Contract to qualify for tax deferral, assets in the Separate Accounts supporting the contract must be considered to be owned by the insurance company and not by the contract owner.  Under current U.S. tax law, if a contract owner has excessive control over the investments made by a Separate Account, or the underlying fund, the contract owner will be taxed currently on income and gains from the account or fund.  In other words, in such a case of “investor control” the contract owner would not derive the tax benefits normally associated with variable life insurance or variable annuities.

Generally, according to the IRS, there are two ways that impermissible investor control may exist.  The first relates to the design of the contract or the relationship between the contract and a Separate Account or underlying fund.  For example, at various times, the IRS has focused on, among other factors, the number and type of investment choices available pursuant to a given Variable Contract, whether the contract offers access to funds that are available to the general public, the number of transfers that a contract owner may make from one investment option to another, and the degree to which a contract owner may select or control particular investments.

With respect to this first aspect of investor control, we believe that the design of our contracts and the relationship between our contracts and the LifeStyle Portfolios satisfy the current view of the IRS on this subject, such that the investor control doctrine should not apply.  However, because of some uncertainty with respect to this subject and because the IRS may issue further guidance on this subject, we reserve the right to make such changes as we deem necessary or appropriate to reduce the risk that your contract might not qualify as a life insurance contract or as an annuity for tax purposes.

The second way that impermissible investor control might exist concerns your actions.  Under the IRS pronouncements, you may not select or control particular investments, other than choosing among broad investment choices such as selecting a particular Portfolio.  You may not select or direct the purchase or sale of a particular investment of a Portfolio.  All investment decisions concerning the LifeStyle Portfolios must be

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made by the sub-adviser for such Portfolio in his or her sole and absolute discretion, and not by the contract owner.  Furthermore, under the IRS pronouncements, you may not communicate directly or indirectly with such a sub-adviser or any related investment officers concerning the selection, quality, or rate of return of any specific investment or group of investments held by a Portfolio.

Finally, the IRS may issue additional guidance on the investor control doctrine, which might further restrict your actions or features of the Variable Contract.  Such guidance could be applied retroactively.  If any of the rules outlined above are not complied with, the IRS may seek to tax you currently on income and gains from a Portfolio such that you would not derive the tax benefits normally associated with variable life insurance or variable annuities.  Although highly unlikely, such an event may have an adverse impact on the fund and other Variable Contracts.  You should review your Variable Contract’s Prospectus and SAI and you should consult your own tax advisor as to the possible application of the “investor control” doctrine to you.

If a Portfolio fails to qualify to be taxed as a RIC, the Portfolio will be subject to federal, and possibly state, corporate taxes on its taxable income and gains (without any deduction for its distributions to its shareholders) and distributions to its shareholders will constitute ordinary income to the extent of such Portfolio’s available earnings and profits. Owners of Variable Contracts which have invested in such a Portfolio might be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral.  In addition, if a Portfolio failed to comply with the diversification requirements of section 817(h) of the Code and the regulations thereunder, owners of Variable Contracts which have invested in the Portfolio could be taxed on the investment earnings under their contracts and thereby lose the benefit of tax deferral.  For additional information concerning the consequences of failure to meet the requirements of section 817(h), see the prospectuses for the Variable Contracts.

Generally, a RIC must distribute substantially all of its ordinary income and capital gains in accordance with a calendar year distribution requirement in order to avoid a nondeductible 4% excise tax.  However, the excise tax does not apply when a Portfolio’s only shareholders are segregated asset accounts of life insurance companies held in connection with Variable Contracts and by certain qualified pension plans.  To avoid the excise tax, each Portfolio that does not qualify for this exemption intends to make its distributions in accordance with the calendar year distribution requirement.

The use of hedging strategies by the Underlying Funds, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the character and timing of recognition of the income received in connection therewith by the LifeStyle Portfolios. Income from the disposition of foreign currencies (except certain gains there from that may be excluded by future regulations); and income from transactions in options, futures, and forward contracts derived by a Portfolio with respect to its business of investing in securities or foreign currencies, are expected to qualify as permissible income under the income requirement.

Foreign Investments — Underlying Funds investing in foreign securities or currencies may be required to pay withholding, income or other taxes to foreign governments or U.S. possessions.  Foreign tax withholding from dividends and interest, if any, is generally at a rate between 10% and 35%.  The investment yield of any Portfolio that invests in Underlying Funds that invest in foreign securities or currencies is reduced by these foreign taxes.  Owners of Variable Contracts investing in such LifeStyle Portfolios bear the cost of any foreign taxes but will not be able to claim a foreign tax credit or deduction for these foreign taxes.  Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and foreign countries generally do not impose taxes on capital gains in respect of investments by foreign investors.

Certain Underlying Funds may invest in securities of PFICs.  A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive; or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income.  An Underlying Fund investing in securities of PFICs may be subject to U.S. federal income taxes and interest charges, which would reduce the investment yield of an Underlying Fund making such investments.  Owners of Variable Contracts investing in

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LifeStyle Portfolios that invest in such an Underlying Fund would indirectly bear the cost of these taxes and interest charges. In certain cases, an Underlying Fund that invests in PFICs may be eligible to make certain elections with respect to securities of PFICs which could reduce taxes and interest charges payable by the Underlying Fund.  However, no assurance can be given that such elections can or will be made.

Real Estate Investment Trusts — Certain Underlying Funds may invest in REITs that hold residual interests in REMICs.  Under U.S. Treasury regulations that have not yet been issued, but when issued may apply retroactively, a portion of a Portfolio’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events.  These regulations are also expected to provide that excess inclusion income of a RIC, such as the LifeStyle Portfolios and the Underlying Funds, will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions); (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income; and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax.  In addition, if at any time during any taxable year a ‘disqualified organization’ (as defined in the Code) is a record holder of a share in a RIC, then the RIC will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest U.S. federal income tax rate imposed on corporations.

The foregoing is only a general summary of some of the important federal income tax considerations generally affecting the LifeStyle Portfolios and their shareholders.  No attempt is made to present a complete explanation of the federal tax treatment of each Portfolio’s activities, and this discussion and the discussion in the prospectus and/or statements of additional information for the Variable Contracts are not intended as a substitute for careful tax planning.  Accordingly, potential investors are urged to consult their own tax advisors for more detailed information and for information regarding any state, local, or foreign taxes applicable to the Variable Contracts and the holders thereof.

OTHER INFORMATION

Capitalization

The Trust is a Massachusetts business trust established under an Agreement and Declaration of Trust dated August 3, 1988, as an open-end management investment company and currently consists of 62 different investment portfolios.  The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with a par value of $0.001 each. The Board may establish additional portfolios (with different investment objectives and fundamental policies) or classes at any time in the future. Establishment and offering of additional portfolios will not alter the rights of the Trust’s shareholders. When issued in accordance with the terms of the Agreement and Declaration of Trust, shares are fully paid, redeemable, freely transferable, and non-assessable by the Trust.  Shares do not have preemptive rights, conversion rights, or subscription rights.  In liquidation of a portfolio of the Trust, each shareholder is entitled to receive his or her pro rata share of the net assets of that portfolio.  All of the LifeStyle Portfolios discussed in this SAI are diversified.

Voting Rights

Shareholders of the Lifestyle Portfolios are given certain voting rights. Each share of each Portfolio will be given one vote, unless a different allocation of voting rights is required under applicable law for a mutual fund that is an investment medium for variable insurance products.

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Massachusetts business trust law does not require the Trust to hold annual shareholder meetings, although special meetings may be called for a specific Portfolio, or for the Trust as a whole, for purposes such as electing or removing Trustees, changing fundamental policies, or approving a contract for investment advisory services. The Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust.  In addition, the Agreement and Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares or other voting interests of the Trust may remove a person serving as Trustee either by declaration in writing or at a meeting called for such purpose.  The Trust’s shares do not have cumulative voting rights.  The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee, if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust.  The Trust is required to assist in shareholders’ communications.

Purchase of Shares

If you invest in a Portfolio through a financial intermediary, you may be charged a commission or transaction fee by the financial intermediary for the purchase and sale of the Portfolio’s shares.

Shares of each Portfolio are sold at their respective NAVs (without a sales charge) next computed after receipt of a purchase order by an insurance company who’s Separate Account invests in the Trust.

Redemption of Shares

Shares of any Portfolio may be redeemed on any business day. Redemptions are effected at the per share NAV next determined after receipt of the redemption request by an insurance company whose Separate Account invests in a Portfolio.  Redemption proceeds normally will be paid within seven days following receipt of instructions in proper form.  The right of redemption may be suspended by the Trust or the payment date postponed beyond seven days when the NYSE is closed (other than customary weekend and holiday closings) or for any period during which trading thereon is restricted because an emergency exists, as determined by the SEC, making disposal of portfolio securities or valuation of net assets not reasonably practicable, and whenever the SEC has by order permitted such suspension or postponement for the protection of shareholders.  If the Board should determine that it would be detrimental to the best interests of the remaining shareholders of a Portfolio to make payment wholly or partly in cash, the Portfolio may pay the redemption price in whole or in part by a distribution in kind of securities from the portfolio of the Portfolio, in lieu of cash, in conformity with applicable rules of the SEC.  If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash.

If you invest in a Portfolio through a financial intermediary, you may be charged a commission or transaction fee by the financial intermediary for the purchase and sale of the Portfolio’s shares.

Exchanges

Shares of the same class of any one portfolio of the Trust may be exchanged for shares of the same class of any of the other investment portfolios of the Trust.  Exchanges are treated as a redemption of shares of one portfolio of the Trust and a purchase of shares of one or more of the other portfolios of the Trust and are effected at the respective NAVs per share of each portfolio on the date of the exchange.  The Trust reserves the right to modify or discontinue its exchange privilege at any time without notice. Variable Contract owners do not deal directly with the Trust with respect to the purchase, redemption, or exchange of shares of the portfolios, and should refer to the Prospectus for the applicable Variable Contract for information on allocation of premiums and on transfers of contract value among divisions of the pertinent insurance company Separate Account that invest in a portfolio of the Trust.

The Trust reserves the right to discontinue offering shares of one or more portfolios at any time.  In the event that a portfolio ceases offering its shares, any investments allocated by an insurance company to such portfolio

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will be invested in the ING Liquid Assets Portfolio of the Trust or any successor to such portfolio.

CUSTODIAN

The Bank of New York Mellon, One Wall Street, New York, NY, 10286, serves as Custodian of the Trust’s securities and cash and is responsible for safekeeping the Trust’s assets and portfolio accounting services for the LifeStyle Portfolios.

TRANSFER AGENT

PNC Global Investment Servicing (U.S.) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809 serves as the Transfer Agent and dividend-paying agent for the Portfolios.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP, 99 High Street Boston, MA 02110, serves as the independent registered public accounting firm to the Portfolios.  KPMG LLP provides audit and tax services, and assistance and consultation in connection with SEC filings.

LEGAL COUNSEL

Legal matters for the Trust are passed upon by Dechert LLP, 1775 I Street, N.W., Washington, D.C. 20006.

REGISTRATION STATEMENT

This SAI and the accompanying Prospectuses do not contain all the information included in the Trust’s Registration Statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectus.  Certain portions of the Registration Statement have been omitted pursuant to the rules and regulations of the SEC.

The Registration Statement, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C.

Statements contained herein and in the Prospectuses as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

FINANCIAL STATEMENTS

Financial statements for the LifeStyle Portfolios for the fiscal year ended December 31, 2008 are included in the LifeStyle Portfolios’ annual shareholder report and are incorporated by reference in this SAI and may be obtained without charge by contacing the Trust at 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258, (800) 366-0066.

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APPENDIX A:  DESCRIPTION OF BOND RATINGS

Excerpts from Moody’s Investors Service, Inc.’s (“Moody’s”) description of its bond ratings:

Aaa - judged to be the best quality; they carry the smallest degree of investment risk.  Aa - judged to be of high quality by all standards; together with the Aaa group, they comprise what are generally known as high grade bonds. A - possess many favorable investment attributes and are to be considered as “upper medium grade obligations.” Baa - considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured; interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Ba - judged to have speculative elements; their future cannot be considered as well assured.  B - generally lack characteristics of the desirable investment.  Caa - are of poor standing; such issues may be in default or there may be present elements of danger with respect to principal or interest.  Ca - speculative in a high degree; often in default.  C - lowest rate class of bonds; regarded as having extremely poor prospects.

Moody’s also applies numerical indicators 1, 2, and 3 to rating categories.  The modifier 1 indicates that the security is in the higher end of its rating category; 2 indicates a mid-range ranking; and 3 indicates a ranking toward the lower end of the category.

Excerpts from Standard & Poor’s Rating Group (“S&P”) description of its bond ratings:

AAA - highest grade obligations; capacity to pay interest and repay principal is extremely strong. AA - also qualify as high grade obligations; a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.  A - regarded as upper medium grade; they have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.  BBB - regarded as having an adequate capacity to pay interest and repay principal; whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity than in higher rated categories - this group is the lowest which qualifies for commercial bank investment.  BB, B, CCC, CC, C- predominately speculative with respect to capacity to pay interest and repay principal in accordance with terms of the obligation: BB indicates the lowest degree of speculation and C the highest.

S&P applies indicators “+”, no character, and “-” to its rating categories.  The indicators show relative standing within the major rating categories.

DESCRIPTION OF MOODY’S RATINGS OF NOTES AND VARIABLE RATE DEMAND INSTRUMENTS:

Moody’s ratings for municipal short-term obligations will be designated Moody’s Investment Grade or MIG.  Such ratings recognize the differences between short-term credit and long-term risk.  Short-term ratings on issues with demand features (variable rate demand obligations) are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payments relying on external liquidity.

MIG 1/VMIG 1: This designation denotes superior credit quality.  Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2: This denotes strong credit quality.  Margins of protection are ample, although not as large as in the preceding group.

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DESCRIPTION OF MOODY’S TAX-EXEMPT COMMERCIAL PAPER RATINGS:

Moody’s commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations which have an original maturity not exceeding nine months.  Moody’s makes no representation that such obligations are exempt from registration under the 1933 Act, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law.  The following designations, all judged to be investment grade, indicate the relative repayment ability of rated issuers of securities in which the Trust may invest:

PRIME-1: Issuers rates Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term promissory obligations.

PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.

DESCRIPTION OF S&P’S RATINGS FOR MUNICIPAL BONDS:

INVESTMENT-GRADE

AAA: Debt rated “AAA” has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated “AA” has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

A: Debt rated “A” has strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated “BBB” is regarded as having an adequate capacity to pay interest and repay principal.  Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

BB, B, CCC, CC: Debt rated in these categories is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal.  While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CI: The “CI” rating is reserved for income bonds on which no interest is being paid.

D: Debt rated “D” is in default, and repayment of interest and/or repayment of principal is in arrears.

PLUS (+) OR MINUS (-): The ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

DESCRIPTION OF S&P’S RATINGS FOR INVESTMENT-GRADE MUNICIPAL NOTES AND
SHORT-TERM DEMAND OBLIGATIONS:

SP-1: Issues carrying this designation have a very strong or strong capacity to pay principal and interest.  Those issued determined to possess overwhelming safety characteristics will be given a plus (+) designation.

A-2

SP-2: Issues carrying this designation have a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

DESCRIPTION OF S&P’S RATINGS FOR DEMAND OBLIGATIONS AND TAX-EXEMPT
COMMERCIAL PAPER:

An S&P commercial paper rating is a current assessment of the likelihood of timely repayment of debt having an original maturity of no more than 365 days.  The two rating categories for securities in which the Trust may invest are as follows:

A-1: This highest category indicates that the degree of safety regarding timely payment is strong.  Those issues determined to possess extremely strong safety characteristics will be denoted with a plus (+) designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory.  However, the relative degree of safety is not as high as for issues designated “A-1.”

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APPENDIX B - PROXY VOTING PROCEDURES AND GUIDELINES

ING FUNDS

PROXY VOTING PROCEDURES AND GUIDELINES

Effective Date:  July 10, 2003

Revision Date:  March 27, 2009

I.              INTRODUCTION

The following are the Proxy Voting Procedures and Guidelines (the “Procedures and Guidelines”) of the ING Funds set forth on Exhibit 1 attached hereto and each portfolio or series thereof, except for any “Sub-Adviser-Voted Series” identified on Exhibit 1 and further described in Section III below (each non-Sub-Adviser-Voted Series hereinafter referred to as a “Fund” and collectively, the “Funds”).  The purpose of these Procedures and Guidelines is to set forth the process by which each Fund subject to these Procedures and Guidelines will vote proxies related to the equity assets in its investment portfolio (the “portfolio securities”).  The Procedures and Guidelines have been approved by the Funds’ Boards of Trustees/Directors(1) (each a “Board” and collectively, the “Boards”), including a majority of the independent Trustees/Directors(2) of the Board.  These Procedures and Guidelines may be amended only by the Board.  The Board shall review these Procedures and Guidelines at its discretion, and make any revisions thereto as deemed appropriate by the Board.

II.                                     COMPLIANCE COMMITTEE

The Boards hereby delegate to the Compliance Committee of each Board (each a “Committee” and collectively, the “Committees”) the authority and responsibility to oversee the implementation of these Procedures and Guidelines, and where applicable, to make determinations on behalf of the Board with respect to the voting of proxies on behalf of each Fund.  Furthermore, the Boards hereby delegate to each Committee the authority to review and approve material changes to proxy voting procedures of any Fund’s investment adviser (the “Adviser”).  The Proxy Voting Procedures of the Adviser (the “Adviser Procedures”) are attached hereto as Exhibit 2.  Any determination regarding the voting of proxies of each Fund that is made by a Committee, or any member thereof, as permitted herein, shall be deemed to be a good faith determination regarding the voting of proxies by the full Board.  Each Committee

(1)

Reference in these Procedures to one or more Funds shall, as applicable, mean those Funds that are under the jurisdiction of the particular Board or Compliance Committee at issue.  No provision in these Procedures is intended to impose any duty upon the particular Board or Compliance Committee with respect to any other Fund.

(2)	The independent Trustees/Directors are those Board members who are not “interested persons” of the Funds within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

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may rely on the Adviser through the Agent, Proxy Coordinator and/or Proxy Group (as such terms are defined for purposes of the Adviser Procedures) to deal in the first instance with the application of these Procedures and Guidelines.  Each Committee shall conduct itself in accordance with its charter.

III.                                 DELEGATION OF VOTING AUTHORITY

Except as otherwise provided for herein, the Board hereby delegates to the Adviser to each Fund the authority and responsibility to vote all proxies with respect to all portfolio securities of the Fund in accordance with then current proxy voting procedures and guidelines that have been approved by the Board.  The Board may revoke such delegation with respect to any proxy or proposal, and assume the responsibility of voting any Fund proxy or proxies as it deems appropriate.  Non-material amendments to the Procedures and Guidelines may be approved for immediate implementation by the President or Chief Financial Officer of a Fund, subject to ratification at the next regularly scheduled meeting of the Compliance Committee.

A Board may elect to delegate the voting of proxies to the Sub-Adviser of a portfolio or series of the ING Funds.  In so doing, the Board shall also approve the Sub-Adviser’s proxy policies for implementation on behalf of such portfolio or series (a “Sub-Adviser-Voted Series”).  Sub-Adviser-Voted Series shall not be covered under these Procedures and Guidelines but rather shall be covered by such Sub-Adviser’s proxy policies, provided that the Board, including a majority of the independent Trustees/Directors(1), has approved them on behalf of such Sub-Adviser-Voted Series.

When a Fund participates in the lending of its securities and the securities are on loan at record date, proxies related to such securities will not be forwarded to the Adviser by the Fund’s custodian and therefore will not be voted.  However, the Adviser shall use best efforts to recall or restrict specific securities from loan for the purpose of facilitating a “material” vote as described in the Adviser Procedures.

Funds that are “funds-of-funds” will “echo” vote their interests in underlying mutual funds, which may include ING Funds (or portfolios or series thereof) other than those set forth on Exhibit 1 attached hereto.  This means that, if the fund-of-funds must vote on a proposal with respect to an underlying investment company, the fund-of-funds will vote its interest in that underlying fund in the same proportion all other shareholders in the investment company voted their interests.

A fund that is a “feeder” fund in a master-feeder structure does not echo vote.  Rather, it passes votes requested by the underlying master fund to its shareholders.  This means that, if the feeder fund is solicited by the master fund, it will request instructions from its own shareholders, either directly or, in the case of an insurance-dedicated Fund, through an insurance product or retirement plan, as to the manner in which to vote its interest in an underlying master fund.

(1)	The independent Trustees/Directors are those Board members who are not “interested persons” of the Funds within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

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When a Fund is a feeder in a master-feeder structure, proxies for the portfolio securities owned by the master fund will be voted pursuant to the master fund’s proxy voting policies and procedures.  As such, and except as otherwise noted herein with respect to vote reporting requirements, feeder Funds shall not be subject to these Procedures and Guidelines.

IV.                                APPROVAL AND REVIEW OF PROCEDURES

Each Fund’s Adviser has adopted proxy voting procedures in connection with the voting of portfolio securities for the Funds as attached hereto in Exhibit 2.  The Board hereby approves such procedures.  All material changes to the Adviser Procedures must be approved by the Board or the Compliance Committee prior to implementation; however, the President or Chief Financial Officer of a Fund may make such non-material changes as they deem appropriate, subject to ratification by the Board or the Compliance Committee at its next regularly scheduled meeting.

V.                                    VOTING PROCEDURES AND GUIDELINES

The Guidelines that are set forth in Exhibit 3 hereto specify the manner in which the Funds generally will vote with respect to the proposals discussed therein.

Unless otherwise noted, the defined terms used hereafter shall have the same meaning as defined in the Adviser Procedures

A.                                   Routine Matters

The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear “For,” “Against,” “Withhold” or “Abstain” on a proposal.  However, the Agent shall be directed to refer any proxy proposal to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear, it appears to involve unusual or controversial issues, or an Investment Professional (as such term is defined for purposes of the Adviser Procedures) recommends a vote contrary to the Guidelines.

B.            Matters Requiring Case-by-Case Consideration

The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted “case-by-case” consideration.

Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

Except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation, the Proxy Coordinator will forward the Agent’s analysis and recommendation and/or any

B-3

research obtained from the Investment Professional(s), the Agent or any other source to the Proxy Group.  The Proxy Group may consult with the Agent and/or Investment Professional(s), as it deems necessary.

The Proxy Coordinator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration.  In the event quorum requirements cannot be timely met in connection with a voting deadline, it shall be the policy of the Funds to vote in accordance with the Agent’s recommendation, unless the Agent’s recommendation is deemed to be conflicted as provided for under the Adviser Procedures, in which case no action shall be taken on such matter (i.e., a “Non-Vote”).

1.               Within-Guidelines Votes:  Votes in Accordance with a Fund’s Guidelines and/or, where applicable, Agent Recommendation

In the event the Proxy Group, and where applicable, any Investment Professional participating in the voting process, recommend a vote Within Guidelines, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in this manner.  Except as provided for herein, no Conflicts Report (as such term is defined for purposes of the Adviser Procedures) is required in connection with Within-Guidelines Votes.

2.     Non-Votes:  Votes in Which No Action is Taken

The Proxy Group may recommend that a Fund refrain from voting under circumstances including, but not limited to, the following:  (1) if the economic effect on shareholders’ interests or the value of the portfolio holding is indeterminable or insignificant, e.g., proxies in connection with fractional shares, securities no longer held in the portfolio of an ING Fund or proxies being considered on behalf of a Fund that is no longer in existence; or (2) if the cost of voting a proxy outweighs the benefits, e.g., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security.  In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy.  The Proxy Group may provide the Proxy Coordinator with standing instructions on parameters that would dictate a Non-Vote without the Proxy Group’s review of a specific proxy.  It is noted a Non-Vote determination would generally not be made in connection with voting rights received pursuant to class action participation; while a Fund may no longer hold the security, a continuing economic effect on shareholders’ interests is likely.

Reasonable efforts shall be made to secure and vote all other proxies for the Funds, but, particularly in markets in which shareholders’ rights are limited, Non-Votes may also occur in connection with a Fund’s related inability to timely access ballots or other proxy information in connection with its portfolio securities.

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Non-Votes may also result in certain cases in which the Agent’s recommendation has been deemed to be conflicted, as described in V.B. above and V.B.4. below.

3.               Out-of-Guidelines Votes:  Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent’s Recommendation is Conflicted

If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter requiring case-by-case consideration and the Procedures and Guidelines are silent, or the Agent’s recommendation on a matter requiring case-by-case consideration is deemed to be conflicted as provided for under the Adviser Procedures, the Proxy Coordinator will then request that all members of the Proxy Group, including any members not in attendance at the meeting at which the relevant proxy is being considered, and each Investment Professional participating in the voting process complete a Conflicts Report (as such term is defined for purposes of the Adviser Procedures).  As provided for in the Adviser Procedures, the Proxy Coordinator shall be responsible for identifying to Counsel potential conflicts of interest with respect to the Agent.

If Counsel determines that a conflict of interest appears to exist with respect to the Agent, any member of the Proxy Group or the participating Investment Professional(s), the Proxy Coordinator will then contact the Compliance Committee(s) and forward to such Committee(s) all information relevant to their review, including the following materials or a summary thereof:  the applicable Procedures and Guidelines, the recommendation of the Agent, where applicable, the recommendation of the Investment Professional(s), where applicable, any resources used by the Proxy Group in arriving at its recommendation, the Conflicts Report and any other written materials establishing whether a conflict of interest exists, and findings of Counsel (as such term is defined for purposes of the Adviser Procedures).  Upon Counsel’s finding that a conflict of interest exists with respect to one or more members of the Proxy Group or the Advisers generally, the remaining members of the Proxy Group shall not be required to complete a Conflicts Report in connection with the proxy.

If Counsel determines that there does not appear to be a conflict of interest with respect to the Agent, any member of the Proxy Group or the participating Investment Professional(s), the Proxy Coordinator will instruct the Agent to vote the proxy as recommended by the Proxy Group.

4.     Referrals to a Fund’s Compliance Committee

A Fund’s Compliance Committee may consider all recommendations, analysis, research and Conflicts Reports provided to it by the Agent, Proxy Group and/or Investment Professional(s), and any other written materials used to establish

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whether a conflict of interest exists, in determining how to vote the proxies referred to the Committee.  The Committee will instruct the Agent through the Proxy Coordinator how to vote such referred proposals.

The Proxy Coordinator shall use best efforts to timely refer matters to a Fund’s Committee for its consideration.  In the event any such matter cannot be timely referred to or considered by the Committee, it shall be the policy of the Funds to vote in accordance with the Agent’s recommendation, unless the Agent’s recommendation is conflicted on a matter requiring case-by-case consideration, in which case no action shall be taken on such matter (i.e., a “Non-Vote”).

The Proxy Coordinator will maintain a record of all proxy questions that have been referred to a Fund’s Committee, all applicable recommendations, analysis, research and Conflicts Reports.

VI.                                CONFLICTS OF INTEREST

In all cases in which a vote has not been clearly determined in advance by the Procedures and Guidelines or for which the Proxy Group recommends an Out-of-Guidelines Vote, and Counsel has determined that a conflict of interest appears to exist with respect to the Agent, any member of the Proxy Group, or any Investment Professional participating in the voting process, the proposal shall be referred to the Fund’s Committee for determination so that the Adviser shall have no opportunity to vote a Fund’s proxy in a situation in which it or the Agent may be deemed to have a conflict of interest.  In the event a member of a Fund’s Committee believes he/she has a conflict of interest that would preclude him/her from making a voting determination in the best interests of the beneficial owners of the applicable Fund, such Committee member shall so advise the Proxy Coordinator and recuse himself/herself with respect to determinations regarding the relevant proxy.

VII.                            REPORTING AND RECORD RETENTION

Annually in August, each Fund will post its proxy voting record or a link thereto, for the prior one-year period ending on June 30th on the ING Funds website.  No proxy voting record will be posted on the ING Funds website for any Fund that is a feeder in a master/feeder structure; however, a cross-reference to that of the master fund’s proxy voting record as filed in the SEC’s EDGAR database will be posted on the ING Funds website.  The proxy voting record for each Fund will also be available in the EDGAR database on the SEC’s website.

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EXHIBIT 1

to the

ING Funds

Proxy Voting Procedures

ING ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

ING EQUITY TRUST

ING FUNDS TRUST

ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

ING INFRASTRUCTURE DEVELOPMENT EQUITY FUND

ING INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

ING INVESTMENT FUNDS, INC.

ING INVESTORS TRUST(1)

ING MAYFLOWER TRUST

ING MUTUAL FUNDS

ING PARTNERS, INC.

ING PRIME RATE TRUST

ING RISK MANAGED NATURAL RESOURCES FUND

ING SENIOR INCOME FUND

ING SEPARATE PORTFOLIOS TRUST

ING VARIABLE INSURANCE TRUST

ING VARIABLE PRODUCTS TRUST

(1)	Sub-Adviser-Voted Series: ING Franklin Mutual Shares Portfolio

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EXHIBIT 2

to the

ING Funds

Proxy Voting Procedures

ING INVESTMENTS, LLC,

ING INVESTMENT MANAGEMENT CO.

AND

DIRECTED SERVICES LLC

PROXY VOTING PROCEDURES

I.              INTRODUCTION

ING Investments, LLC, ING Investment Management Co. and Directed Services LLC (each an “Adviser” and collectively, the “Advisers”) are the investment advisers for the registered investment companies and each series or portfolio thereof (each a “Fund” and collectively, the “Funds”) comprising the ING family of funds.  As such, the Advisers have been delegated the authority to vote proxies with respect to securities for certain Funds over which they have day-to-day portfolio management responsibility.

The Advisers will abide by the proxy voting guidelines adopted by a Fund’s respective Board of Directors or Trustees (each a “Board” and collectively, the “Boards”) with regard to the voting of proxies unless otherwise provided in the proxy voting procedures adopted by a Fund’s Board.

In voting proxies, the Advisers are guided by general fiduciary principles.  Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages.  The Advisers will not subordinate the interest of beneficial owners to unrelated objectives.  Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

The following are the Proxy Voting Procedures of ING Investments, LLC, ING Investment Management Co. and Directed Services LLC (the “Adviser Procedures”) with respect to the voting of proxies on behalf of their client Funds as approved by the respective Board of each Fund.

Unless otherwise noted, best efforts shall be used to vote proxies in all instances.

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II.            ROLES AND RESPONSIBILITIES

A.            Proxy Coordinator

The Proxy Coordinator identified in Appendix 1 will assist in the coordination of the voting of each Fund’s proxies in accordance with the ING Funds Proxy Voting Procedures and Guidelines (the “Procedures” or “Guidelines” and collectively the “Procedures and Guidelines”).  The Proxy Coordinator is authorized to direct the Agent to vote a Fund’s proxy in accordance with the Procedures and Guidelines unless the Proxy Coordinator receives a recommendation from an Investment Professional (as described below) to vote contrary to the Procedures and Guidelines.  In such event, and in connection with proxy proposals requiring case-by-case consideration (except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation), the Proxy Coordinator will call a meeting of the Proxy Group (as described below).

Responsibilities assigned herein to the Proxy Coordinator, or activities in support thereof, may be performed by such members of the Proxy Group or employees of the Advisers’ affiliates as are deemed appropriate by the Proxy Group.

Unless specified otherwise, information provided to the Proxy Coordinator in connection with duties of the parties described herein shall be deemed delivered to the Advisers.

B.            Agent

An independent proxy voting service (the “Agent”), as approved by the Board of each Fund, shall be engaged to assist in the voting of Fund proxies for publicly traded securities through the provision of vote analysis, implementation, recordkeeping and disclosure services.  The Agent is ISS Governance Services, a unit of RiskMetrics Group, Inc.  The Agent is responsible for coordinating with the Funds’ custodians to ensure that all proxy materials received by the custodians relating to the portfolio securities are processed in a timely fashion.  To the extent applicable, the Agent is required to vote and/or refer all proxies in accordance with these Adviser Procedures.  The Agent will retain a record of all proxy votes handled by the Agent.  Such record must reflect all the information required to be disclosed in a Fund’s Form N-PX pursuant to Rule 30b1-4 under the Investment Company Act.  In addition, the Agent is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to the Adviser upon request.

The Agent shall be instructed to vote all proxies in accordance with a Fund’s Guidelines, except as otherwise instructed through the Proxy Coordinator by the Adviser’s Proxy Group or a Fund’s Compliance Committee (“Committee”).

The Agent shall be instructed to obtain all proxies from the Funds’ custodians and to review each proxy proposal against the Guidelines.  The Agent also shall be requested to

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call the Proxy Coordinator’s attention to specific proxy proposals that although governed by the Guidelines appear to involve unusual or controversial issues.

Subject to the oversight of the Advisers, the Agent shall establish and maintain adequate internal controls and policies in connection with the provision of proxy voting services voting to the Advisers, including methods to reasonably ensure that its analysis and recommendations are not influenced by conflict of interest, and shall disclose such controls and policies to the Advisers when and as provided for herein.  Unless otherwise specified, references herein to recommendations of the Agent shall refer to those in which no conflict of interest has been identified.

C.                                     Proxy Group

The Adviser shall establish a Proxy Group (the “Group” or “Proxy Group”) which shall assist in the review of the Agent’s recommendations when a proxy voting issue is referred to the Group through the Proxy Coordinator.  The members of the Proxy Group, which may include employees of the Advisers’ affiliates, are identified in Appendix 1, as may be amended from time at the Advisers’ discretion.

A minimum of four (4) members of the Proxy Group (or three (3) if one member of the quorum is either the Fund’s Chief Investment Risk Officer or Chief Financial Officer) shall constitute a quorum for purposes of taking action at any meeting of the Group.  The vote of a simple majority of the members present and voting shall determine any matter submitted to a vote.  Tie votes shall be broken by securing the vote of members not present at the meeting; provided, however, that the Proxy Coordinator shall ensure compliance with all applicable voting and conflict of interest procedures and shall use best efforts to secure votes from all or as many absent members as may reasonably be accomplished.  The Proxy Group may meet in person or by telephone.  The Proxy Group also may take action via electronic mail in lieu of a meeting, provided that each Group member has received a copy of any relevant electronic mail transmissions circulated by each other participating Group member prior to voting and provided that the Proxy Coordinator follows the directions of a majority of a quorum (as defined above) responding via electronic mail.  For all votes taken in person or by telephone or teleconference, the vote shall be taken outside the presence of any person other than the members of the Proxy Group and such other persons whose attendance may be deemed appropriate by the Proxy Group from time to time in furtherance of its duties or the day-to-day administration of the Funds.  In its discretion, the Proxy Group may provide the Proxy Coordinator with standing instructions to perform responsibilities assigned herein to the Proxy Group, or activities in support thereof, on its behalf, provided that such instructions do not contravene any requirements of these Adviser Procedures or a Fund’s Procedures and Guidelines.

A meeting of the Proxy Group will be held whenever (1) the Proxy Coordinator receives a recommendation from an Investment Professional to vote a Fund’s proxy contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, (2) the Agent has made no recommendation with respect to a vote on a proposal, or (3) a

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matter requires case-by-case consideration, including those in which the Agent’s recommendation is deemed to be conflicted as provided for under these Adviser Procedures, provided that, if the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation and no issue of conflict must be considered, the Proxy Coordinator may implement the instructions without calling a meeting of the Proxy Group.

For each proposal referred to the Proxy Group, it will review (1) the relevant Procedures and Guidelines, (2) the recommendation of the Agent, if any, (3) the recommendation of the Investment Professional(s), if any, and (4) any other resources that any member of the Proxy Group deems appropriate to aid in a determination of a recommendation.

If the Proxy Group recommends that a Fund vote in accordance with the Procedures and Guidelines, or the recommendation of the Agent, where applicable, it shall instruct the Proxy Coordinator to so advise the Agent.

If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, or if the Agent’s recommendation on a matter requiring case-by-case consideration is deemed to be conflicted, it shall follow the procedures for such voting as established by a Fund’s Board.

The Proxy Coordinator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration.  In the event quorum requirements cannot be timely met in connection with to a voting deadline, the Proxy Coordinator shall follow the procedures for such voting as established by a Fund’s Board.

D.                                  Investment Professionals

The Funds’ Advisers, sub-advisers and/or portfolio managers (each referred to herein as an “Investment Professional” and collectively, “Investment Professionals”) may submit, or be asked to submit, a recommendation to the Proxy Group regarding the voting of proxies related to the portfolio securities over which they have day-to-day portfolio management responsibility.  The Investment Professionals may accompany their recommendation with any other research materials that they deem appropriate or with a request that the vote be deemed “material” in the context of the portfolio(s) they manage, such that lending activity on behalf of such portfolio(s) with respect to the relevant security should be reviewed by the Proxy Group and considered for recall and/or restriction.  Input from the relevant sub-advisers and/or portfolio managers shall be given primary consideration in the Proxy Group’s determination of whether a given proxy vote is to be deemed material and the associated security accordingly restricted from lending.  The determination that a vote is material in the context of a Fund’s portfolio shall not mean that such vote is considered material across all Funds voting that meeting.  In order to recall or restrict shares timely for material voting purposes, the Proxy Group shall use best efforts to consider, and when deemed appropriate, to act upon, such requests timely, and requests to review lending activity in connection with a potentially material vote may

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be initiated by any relevant Investment Professional and submitted for the Proxy Group’s consideration at any time.

III.                             VOTING PROCEDURES

A.                                   In all cases, the Adviser shall follow the voting procedures as set forth in the Procedures and Guidelines of the Fund on whose behalf the Adviser is exercising delegated authority to vote.

B.                                     Routine Matters

The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear “For,” “Against,” “Withhold” or “Abstain” on a proposal.  However, the Agent shall be directed to refer any proxy proposal to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear, it appears to involve unusual or controversial issues, or an Investment Professional recommends a vote contrary to the Guidelines.

C.                                   Matters Requiring Case-by-Case Consideration

The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted “case-by-case” consideration.

Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

Except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation, the Proxy Coordinator will forward the Agent’s analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent or any other source to the Proxy Group.  The Proxy Group may consult with the Agent and/or Investment Professional(s), as it deems necessary.

1.               Within-Guidelines Votes:  Votes in Accordance with a Fund’s Guidelines and/or, where applicable, Agent Recommendation

In the event the Proxy Group, and where applicable, any Investment Professional participating in the voting process, recommend a vote Within Guidelines, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in this manner.  Except as provided for herein, no Conflicts Report (as such term is defined herein) is required in connection with Within-Guidelines Votes.

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2.               Non-Votes:  Votes in Which No Action is Taken

The Proxy Group may recommend that a Fund refrain from voting under circumstances including, but not limited to, the following:  (1) if the economic effect on shareholders’ interests or the value of the portfolio holding is indeterminable or insignificant, e.g., proxies in connection with fractional shares, securities no longer held in the portfolio of an ING Fund or proxies being considered on behalf of a Fund that is no longer in existence; or (2) if the cost of voting a proxy outweighs the benefits, e.g., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security.  In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy.  The Proxy Group may provide the Proxy Coordinator with standing instructions on parameters that would dictate a Non-Vote without the Proxy Group’s review of a specific proxy.  It is noted a Non-Vote determination would generally not be made in connection with voting rights received pursuant to class action participation; while a Fund may no longer hold the security, a continuing economic effect on shareholders’ interests is likely.

Reasonable efforts shall be made to secure and vote all other proxies for the Funds, but, particularly in markets in which shareholders’ rights are limited, Non-Votes may also occur in connection with a Fund’s related inability to timely access ballots or other proxy information in connection with its portfolio securities.

Non-Votes may also result in certain cases in which the Agent’s recommendation has been deemed to be conflicted, as provided for in the Funds’ Procedures.

3.               Out-of-Guidelines Votes:  Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent’s Recommendation is Conflicted

If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter requiring case-by-case consideration and the Procedures and Guidelines are silent, or the Agent’s recommendation on a matter requiring case-by-case consideration is deemed to be conflicted as provided for under these Adviser Procedures, the Proxy Coordinator will then implement the procedures for handling such votes as adopted by the Fund’s Board.

4.               The Proxy Coordinator will maintain a record of all proxy questions that have been referred to a Fund’s Compliance Committee, all applicable recommendations, analysis, research and Conflicts Reports.

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IV.                               ASSESSMENT OF THE AGENT AND CONFLICTS OF INTEREST

In furtherance of the Advisers’ fiduciary duty to the Funds and their beneficial owners, the Advisers shall establish the following:

A.                                 Assessment of the Agent

The Advisers shall establish that the Agent (1) is independent from the Advisers, (2) has resources that indicate it can competently provide analysis of proxy issues and (3) can make recommendations in an impartial manner and in the best interests of the Funds and their beneficial owners.  The Advisers shall utilize, and the Agent shall comply with, such methods for establishing the foregoing as the Advisers may deem reasonably appropriate and shall do not less than annually as well as prior to engaging the services of any new proxy service.  The Agent shall also notify the Advisers in writing within fifteen (15) calendar days of any material change to information previously provided to an Adviser in connection with establishing the Agent’s independence, competence or impartiality.

Information provided in connection with assessment of the Agent shall be forwarded to a member of the mutual funds practice group of ING US Legal Services (“Counsel”) for review.  Counsel shall review such information and advise the Proxy Coordinator as to whether a material concern exists and if so, determine the most appropriate course of action to eliminate such concern.

B.                                   Conflicts of Interest

The Advisers shall establish and maintain procedures to identify and address conflicts that may arise from time to time concerning the Agent.  Upon the Advisers’ request, which shall be not less than annually, and within fifteen (15) calendar days of any material change to such information previously provided to an Adviser, the Agent shall provide the Advisers with such information as the Advisers deem reasonable and appropriate for use in determining material relationships of the Agent that may pose a conflict of interest with respect to the Agent’s proxy analysis or recommendations.  The Proxy Coordinator shall forward all such information to Counsel for review.  Counsel shall review such information and provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present.  Matters as to which a material conflict of interest is deemed to be present shall be handled as provided in the Fund’s Procedures and Guidelines.

In connection with their participation in the voting process for portfolio securities, each member of the Proxy Group, and each Investment Professional participating in the voting process, must act solely in the best interests of the beneficial owners of the applicable Fund.  The members of the Proxy Group may not subordinate the interests of the Fund’s beneficial owners to unrelated objectives, including

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taking steps to reasonably insulate the voting process from any conflict of interest that may exist in connection with the Agent’s services or utilization thereof.

For all matters for which the Proxy Group recommends an Out-of-Guidelines Vote, or for which a recommendation contrary to that of the Agent or the Guidelines has been received from an Investment Professional and is to be utilized, the Proxy Coordinator will implement the procedures for handling such votes as adopted by the Fund’s Board, including completion of such Conflicts Reports as may be required under the Fund’s Procedures.  Completed Conflicts Reports shall be provided to the Proxy Coordinator within two (2) business days.  Such Conflicts Report should describe any known conflicts of either a business or personal nature, and set forth any contacts with respect to the referral item with non-investment personnel in its organization or with outside parties (except for routine communications from proxy solicitors).  The Conflicts Report should also include written confirmation that any recommendation from an Investment Professional provided in connection with an Out-of-Guidelines Vote or under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

The Proxy Coordinator shall forward all Conflicts Reports to Counsel for review.  Counsel shall review each report and provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present.  Matters as to which a material conflict of interest is deemed to be present shall be handled as provided in the Fund’s Procedures and Guidelines.

V.                                   REPORTING AND RECORD RETENTION

The Adviser shall maintain the records required by Rule 204-2(c)(2), as may be amended from time to time, including the following: (1) A copy of each proxy statement received regarding a Fund’s portfolio securities.  Such proxy statements received from issuers are available either in the SEC’s EDGAR database or are kept by the Agent and are available upon request. (2) A record of each vote cast on behalf of a Fund. (3) A copy of any document created by the Adviser that was material to making a decision how to vote a proxy, or that memorializes the basis for that decision. (4) A copy of written requests for Fund proxy voting information and any written response thereto or to any oral request for information on how the Adviser voted proxies on behalf of a Fund.  All proxy voting materials and supporting documentation will be retained for a minimum of six (6) years.

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APPENDIX 1

to the

Advisers’ Proxy Voting Procedures

Proxy Group for registered investment company clients of ING Investments, LLC, ING Investment Management Co. and Directed Services LLC:

Name	Title or Affiliation

Stanley D. Vyner	Chief Investment Risk Officer and Executive Vice President, ING Investments, LLC

Todd Modic	Senior Vice President, ING Funds Services, LLC and ING Investments, LLC; and Chief Financial Officer of the ING Funds

Maria Anderson	Vice President of Fund Compliance, ING Funds Services, LLC

Karla J. Bos	Proxy Coordinator for the ING Funds and Assistant Vice President — Special Projects, ING Funds Services, LLC

Julius A. Drelick III, CFA	Vice President, Platform Product Management and Project Management, ING Funds Services, LLC

Harley Eisner	Vice President of Financial Analysis, ING Funds Services, LLC

Theresa K. Kelety, Esq.	Senior Counsel, ING Americas US Legal Services

Effective as of January 1, 2008

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EXHIBIT 3

to the

ING Funds
Proxy Voting Procedures

PROXY VOTING GUIDELINES OF THE ING FUNDS

I.                                        INTRODUCTION

The following is a statement of the Proxy Voting Guidelines (“Guidelines”) that have been adopted by the respective Boards of Directors or Trustees of each Fund.  Unless otherwise provided for herein, any defined term used herein shall have the meaning assigned to it in the Funds’ and Advisers’ Proxy Voting Procedures (the “Procedures”).

Proxies must be voted in the best interest of the Fund(s).  The Guidelines summarize the Funds’ positions on various issues of concern to investors, and give a general indication of how Fund portfolio securities will be voted on proposals dealing with particular issues.  The Guidelines are not exhaustive and do not include all potential voting issues.

The Advisers, in exercising their delegated authority, will abide by the Guidelines as outlined below with regard to the voting of proxies except as otherwise provided in the Procedures.  In voting proxies, the Advisers are guided by general fiduciary principles.  Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages.  The Advisers will not subordinate the interest of beneficial owners to unrelated objectives.  Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

II.                                    GUIDELINES

The following Guidelines are grouped according to the types of proposals generally presented to shareholders of U.S. issuers:  Board of Directors, Proxy Contests, Auditors, Proxy Contest Defenses, Tender Offer Defenses, Miscellaneous, Capital Structure, Executive and Director Compensation, State of Incorporation, Mergers and Corporate Restructurings, Mutual Fund Proxies, and Social and Environmental Issues.  An additional section addresses proposals most frequently found in global proxies.

General Policies

These Guidelines apply to securities of publicly traded companies and to those of privately held companies if publicly available disclosure permits such application.  All matters for which such disclosure is not available shall be considered CASE-BY-CASE.

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It shall generally be the policy of the Funds to take no action on a proxy for which no Fund holds a position or otherwise maintains an economic interest in the relevant security at the time the vote is to be cast.

In all cases receiving CASE-BY-CASE consideration, including cases not specifically provided for under these Guidelines, unless otherwise provided for under these Guidelines, it shall generally be the policy of the Funds to vote in accordance with the recommendation provided by the Funds’ Agent, ISS Governance Services, a unit of RiskMetrics Group, Inc.

Unless otherwise provided for herein, it shall generally be the policy of the Funds to vote in accordance with the Agent’s recommendation in cases in which such recommendation aligns with the recommendation of the relevant issuer’s management or management has made no recommendation.  However, this policy shall not apply to CASE-BY-CASE proposals for which a contrary recommendation from the Investment Professional for the relevant Fund has been received and is to be utilized, provided that incorporation of any such recommendation shall be subject to the conflict of interest review process required under the Procedures.

Recommendations from the Investment Professionals, while not required under the Procedures, are likely to be considered with respect to proxies for private equity securities and/or proposals related to merger transactions/corporate restructurings, proxy contests, or unusual or controversial issues.  Such input shall be given primary consideration with respect to CASE-BY-CASE proposals being considered on behalf of the relevant Fund.

Except as otherwise provided for herein, it shall generally be the policy of the Funds not to support proposals that would impose a negative impact on existing rights of the Funds to the extent that any positive impact would not be deemed sufficient to outweigh removal or diminution of such rights.

The foregoing policies may be overridden in any case as provided for in the Procedures.  Similarly, the Procedures provide that proposals whose Guidelines prescribe a firm voting position may instead be considered on a CASE-BY-CASE basis in cases in which unusual or controversial circumstances so dictate.

Interpretation and application of these Guidelines is not intended to supersede any law, regulation, binding agreement or other legal requirement to which an issuer may be or become subject.  No proposal shall be supported whose implementation would contravene such requirements.

1.                                     The Board of Directors

Voting on Director Nominees in Uncontested Elections

Unless otherwise provided for herein, the Agent’s standards with respect to determining director independence shall apply.  These standards generally provide that, to be considered completely independent, a director shall have no material connection to the company other than the board seat.

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Agreement with the Agent’s independence standards shall not dictate that a Fund’s vote shall be cast according to the Agent’s corresponding recommendation.  Votes on director nominees not subject to specific policies described herein should be made on a CASE-BY-CASE basis.

Where applicable and except as otherwise provided for herein, it shall be the policy of the Funds to lodge disagreement with an issuer’s policies or practices by withholding support from a proposal for the relevant policy or practice rather than the director nominee(s) to which the Agent assigns a correlation.  Support shall be withheld from culpable nominees as appropriate, but if they are not standing for election (e.g., the board is classified), support shall generally not be withheld from others in their stead.

If application of the policies described herein would result in withholding votes from the majority of independent outside directors sitting on a board, or removal of such directors is likely to negatively impact majority board independence, primary consideration shall be given to retention of such independent outside director nominees unless the concerns identified are of such grave nature as to merit removal of the independent directors.

Where applicable and except as otherwise provided for herein, generally DO NOT WITHHOLD support (or DO NOT VOTE AGAINST, pursuant to the applicable election standard) in connection with issues raised by the Agent if the nominee did not serve on the board or relevant committee during the majority of the time period relevant to the concerns cited by the Agent.

WITHHOLD support from a nominee who, during both of the most recent two years, attended less than 75 percent of the board and committee meetings without a valid reason for the absences.  DO NOT WITHHOLD support in connection with attendance issues for nominees who have served on the board for less than the two most recent years.

WITHHOLD support from a nominee in connection with poison pill or anti-takeover considerations (e.g., furtherance of measures serving to disenfranchise shareholders or failure to remove restrictive pill features or ensure pill expiration or submission to shareholders for vote) in cases for which culpability for implementation or renewal of the pill in such form can be specifically attributed to the nominee.

Provided that a nominee served on the board during the relevant time period, WITHHOLD support from a nominee who has failed to implement a shareholder proposal that was approved by (1) a majority of the issuer’s shares outstanding (most recent annual meeting) or (2) a majority of the votes cast for two consecutive years.  However, in the case of shareholder proposals seeking shareholder ratification of a poison pill, generally DO NOT WITHHOLD support from a nominee in such cases if the company has already implemented a policy that should reasonably prevent abusive use of the pill.

If a nominee has not acted upon negative votes (WITHHOLD or AGAINST, as applicable based on the issuer’s election standard) representing a majority of the votes cast at the previous annual meeting, consider such nominee on a CASE-BY-CASE basis.  Generally, vote FOR nominees when (1) the issue relevant to the majority negative vote has been adequately addressed or cured or (2) the Funds’ Guidelines or voting record do not support the relevant issue.

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WITHHOLD support from inside directors or affiliated outside directors who sit on the audit committee.

DO NOT WITHHOLD support from inside directors or affiliated outside directors who sit on the nominating or compensation committee, provided that such committee meets the applicable independence requirements of the relevant listing exchange.

DO NOT WITHHOLD support from inside directors or affiliated outside directors if the full board serves as the compensation or nominating committee OR has not created one or both committees, provided that the issuer is in compliance with all provisions of the listing exchange in connection with performance of relevant functions (e.g., performance of relevant functions by a majority of independent directors in lieu of the formation of a separate committee).

Compensation Practices:

It shall generally be the policy of the Funds that matters of compensation are best determined by an independent board and compensation committee.  Votes on director nominees in connection with compensation practices should be considered on a CASE-BY-CASE basis, and generally:

(1)                      Where applicable and except as otherwise provided for herein, DO NOT WITHHOLD support from nominees who did not serve on the compensation committee, or board, as applicable based on the Agent’s analysis, during the majority of the time period relevant to the concerns cited by the Agent.

(2)                      In cases in which the Agent has identified a “pay for performance” disconnect, or internal pay disparity, as such issues are defined by the Agent, DO NOT WITHHOLD support from director nominees.

(3)                      If the Agent recommends withholding support from nominees in connection with overly liberal change in control provisions, including those lacking a double trigger, DO NOT WITHHOLD support from such nominees if mitigating provisions or board actions (e.g., clawbacks) are present.

(4)                      If the Agent recommends withholding support from nominees in connection with their failure to seek a shareholder vote on plans to reprice, replace or exchange options, generally WITHHOLD support from such nominees.

(5)                      If the Agent recommends withholding support from nominees that have approved compensation that is ineligible for tax benefits to the company (e.g., under Section 162(m) of OBRA), DO NOT WITHHOLD support from such nominees if the company has provided adequate rationale or disclosure or the plan itself is being put to shareholder vote at the same meeting.  If the plan is up for vote, the provisions under Section 8., OBRA-Related Compensation Proposals, shall apply.

(6)                      If the Agent recommends withholding support from nominees in connection with executive compensation practices related to tax gross-ups, perquisites, provisions related to retention or recruitment, including contract length or renewal provisions, “guaranteed” awards, pensions/SERPs, severance or termination arrangements, vote FOR such nominees if the issuer has provided adequate rationale and/or disclosure, factoring in any overall adjustments or reductions to the compensation package at issue.  Generally DO NOT WITHHOLD support solely due to such practices if the total compensation appears reasonable, but consider on a CASE-BY-CASE basis

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compensation packages representing a combination of such provisions and deemed by the Agent to be excessive.

(7)       If the Agent has raised issues of options backdating, consider members of the compensation committee, or board, as applicable, as well as company executives nominated as directors, on a CASE-BY-CASE basis.

(8)       If the Agent has raised other considerations regarding poor compensation practices, consider nominees on a CASE-BY-CASE basis.

Accounting Practices:

(1)       Generally, vote FOR independent outside director nominees serving on the audit committee.

(2)       Where applicable and except as otherwise provided for herein, generally DO NOT WITHHOLD support from nominees serving on the audit committee who did not serve on that committee during the majority of the time period relevant to the concerns cited by the Agent.

(3)       If the Agent has raised concerns regarding poor accounting practices, consider the company’s CEO and CFO, if nominated as directors, and nominees serving on the audit committee on a CASE-BY-CASE basis.

(4)       If total non-audit fees exceed the total of audit fees, audit-related fees and tax compliance and preparation fees, the provisions under Section 3., Auditor Ratification, shall apply.

Board Independence:

It shall generally be the policy of the Funds that a board should be majority independent and therefore to consider inside director or affiliated outside director nominees in cases in which the full board is not majority independent on a CASE-BY-CASE basis.  Generally:

(1)       WITHHOLD support from the fewest directors whose removal would achieve majority independence across the remaining board, except that support may be withheld from additional nominees whose relative level of independence cannot be differentiated.

(2)       WITHHOLD support from all non-independent nominees, including the founder, chairman or CEO, if the number required to achieve majority independence is equal to or greater than the number of non-independent nominees.

(3)       Except as provided above, vote FOR non-independent nominees in the role of CEO, and when appropriate, founder or chairman, and determine support for other non-independent nominees based on the qualifications and contributions of the nominee as well as the Funds’ voting precedent for assessing relative independence to management, e.g., insiders holding senior executive positions are deemed less independent than affiliated outsiders with a transactional or advisory relationship to the company, and affiliated outsiders with a material transactional or advisory relationship are deemed less independent than those with lesser relationships.

(4)       Non-voting directors (e.g., director emeritus or advisory director) shall be excluded from calculations with respect to majority board independence.

(5)       When conditions contributing to a lack of majority independence remain substantially similar to those in the previous year, it shall generally be the policy of the Funds to vote on nominees in a manner consistent with votes cast by the Fund(s) in the previous year.

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Generally vote FOR nominees without regard to “over-boarding” issues raised by the Agent unless other concerns requiring CASE-BY-CASE consideration have been raised.

Generally, when the Agent recommends withholding support due to assessment that a nominee acted in bad faith or against shareholder interests in connection with a major transaction, such as a merger or acquisition, consider on a CASE-BY-CASE basis, factoring in the merits of the nominee’s performance and rationale and disclosure provided.

Performance Test for Directors

Consider nominees failing the Agent’s performance test, which includes market-based and operating performance measures, on a CASE-BY-CASE basis.  Input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to such proposals.

Proposals Regarding Board Composition or Board Service

Generally, except as otherwise provided for herein, vote AGAINST shareholder proposals to impose new board structures or policies, including those requiring that the positions of chairman and CEO be held separately, except support proposals in connection with a binding agreement or other legal requirement to which an issuer has or reasonably may expect to become subject, and consider such proposals on a CASE-BY-CASE basis if the board is not majority independent or pervasive corporate governance concerns have been identified.  Generally, except as otherwise provided for herein, vote FOR management proposals to adopt or amend board structures or policies, except consider such proposals on a CASE-BY-CASE basis if the board is not majority independent, pervasive corporate governance concerns have been identified, or the proposal may result in a material reduction in shareholders’ rights.

Generally, vote AGAINST shareholder proposals asking that more than a simple majority of directors be independent.

Generally, vote AGAINST shareholder proposals asking that board compensation and/or nominating committees be composed exclusively of independent directors.

Generally, vote AGAINST shareholder proposals to limit the number of public company boards on which a director may serve.

Generally, vote AGAINST shareholder proposals that seek to redefine director independence or directors’ specific roles (e.g., responsibilities of the lead director).

Generally, vote AGAINST shareholder proposals requesting creation of additional board committees or offices, except as otherwise provided for herein.

Generally, vote FOR shareholder proposals that seek creation of an audit, compensation or nominating committee of the board, unless the committee in question is already in existence or the issuer has availed itself of an applicable exemption of the listing exchange (e.g., performance of relevant functions by a majority of independent directors in lieu of the formation of a separate committee).

Generally, vote AGAINST shareholder proposals to limit the tenure of outside directors or impose a mandatory retirement age for outside directors (unless the proposal seeks to relax existing standards), but generally DO NOT VOTE AGAINST management proposals in this regard.

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Stock Ownership Requirements

Generally, vote AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

Director and Officer Indemnification and Liability Protection

Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard.  Vote AGAINST proposals to limit or eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care.  Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.  Vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if:

(1)       The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and

(2)       Only if the director’s legal expenses would be covered.

2.             Proxy Contests

These proposals should generally be analyzed on a CASE-BY-CASE basis.  Input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to proposals in connection with proxy contests being considered on behalf of that Fund.

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis.

Reimburse Proxy Solicitation Expenses

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis.

3.             Auditors

Ratifying Auditors

Generally, except in cases of poor accounting practices or high non-audit fees, vote FOR management proposals to ratify auditors.  Consider management proposals to ratify auditors on a CASE-BY-CASE basis if the Agent cites poor accounting practices.  If fees for non-audit services exceed 50 percent of total auditor fees as described below, consider on a CASE-BY-CASE basis, voting AGAINST management proposals to ratify auditors only if concerns exist that remuneration for the non-audit work is so lucrative as to taint the auditor’s independence.  For purposes of this review, fees deemed to be reasonable, generally non-recurring, exceptions to the non-audit fee category (e.g., those related to an IPO) shall be excluded.  If independence concerns exist or an issuer has a history of questionable accounting practices, also vote FOR shareholder proposals asking the issuer to present its auditor annually for ratification, but in other cases generally vote AGAINST.

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Auditor Independence

Generally, consider shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services) on a CASE-BY-CASE basis.

Audit Firm Rotation:

Generally, vote AGAINST shareholder proposals asking for mandatory audit firm rotation.

4.             Proxy Contest Defenses

Board Structure: Staggered vs. Annual Elections

Generally, vote AGAINST proposals to classify the board or otherwise restrict shareholders’ ability to vote upon directors.

Generally, vote FOR proposals to repeal classified boards and to elect all directors annually.

Shareholder Ability to Remove Directors

Generally, vote AGAINST proposals that provide that directors may be removed only for cause.

Generally, vote FOR proposals to restore shareholder ability to remove directors with or without cause.

Generally, vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Generally, vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

Cumulative Voting

If the company maintains a classified board of directors, generally, vote AGAINST management proposals to eliminate cumulative voting, except that such proposals may be supported irrespective of classification in furtherance of an issuer’s plan to adopt a majority voting standard.

In cases in which the company maintains a classified board of directors, generally vote FOR shareholder proposals to restore or permit cumulative voting.

Time-Phased Voting

Generally, vote AGAINST proposals to implement, and FOR proposals to eliminate, time-phased or other forms of voting that do not promote a one share, one vote standard.

Shareholder Ability to Call Special Meetings

Generally, vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Generally, vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Shareholder Ability to Act by Written Consent

Generally, vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Generally, vote FOR proposals to allow or make easier shareholder action by written consent.

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Shareholder Ability to Alter the Size of the Board

Generally, vote FOR proposals that seek to fix the size of the board or designate a range for its size.

Generally, vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

5.             Tender Offer Defenses

Poison Pills

Generally, vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification, or to redeem its pill in lieu thereof, unless (1) shareholders have approved adoption of the plan, (2) a policy has already been implemented by the company that should reasonably prevent abusive use of the pill, or (3) the board had determined that it was in the best interest of shareholders to adopt a pill without delay, provided that such plan would be put to shareholder vote within twelve months of adoption or expire, and if not approved by a majority of the votes cast, would immediately terminate.

Review on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill.

Review on a CASE-BY-CASE basis management proposals to approve or ratify a poison pill or any plan that can reasonably be construed as an anti-takeover measure, with voting decisions generally based on the Agent’s approach to evaluating such proposals, considering factors such as rationale, trigger level and sunset provisions.  Votes will generally be cast in a manner that seeks to preserve shareholder value and the right to consider a valid offer, voting AGAINST management proposals in connection with poison pills or anti-takeover activities that do not meet the Agent’s standards.

Fair Price Provisions

Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Greenmail

Generally, vote FOR proposals to adopt antigreenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Review on a CASE-BY-CASE basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

Pale Greenmail

Review on a CASE-BY-CASE basis restructuring plans that involve the payment of pale greenmail.

Unequal Voting Rights

Generally, vote AGAINST dual-class exchange offers.

Generally, vote AGAINST dual-class recapitalizations.

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Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

Generally, vote AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments or other key proposals.

Generally, vote FOR shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments, unless the proposal also asks the issuer to mount a solicitation campaign or similar form of comprehensive commitment to obtain passage of the proposal.

Supermajority Shareholder Vote Requirement to Approve Mergers

Generally, vote AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

Generally, vote FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

White Squire Placements

Generally, vote FOR shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.

6.             Miscellaneous

Amendments to Corporate Documents

Except to align with legislative or regulatory changes or when support is recommended by the Agent or Investment Professional (including, for example, as a condition to a major transaction such as a merger), generally, vote AGAINST proposals seeking to remove shareholder approval requirements or otherwise remove or diminish shareholder rights, e.g., by (1) adding restrictive provisions, (2) removing provisions or moving them to portions of the charter not requiring shareholder approval, or (3) in corporate structures such as holding companies, removing provisions in an active subsidiary’s charter that provide voting rights to parent company shareholders.  This policy would also generally apply to proposals seeking approval of corporate agreements or amendments to such agreements that the Agent recommends AGAINST because a similar reduction in shareholder rights is requested.

Generally, vote AGAINST proposals for charter amendments that may support board entrenchment or may be used as an anti-takeover device, particularly if the proposal is bundled or the board is classified.

Generally, vote FOR proposals seeking charter or bylaw amendments to remove anti-takeover provisions.

Consider proposals seeking charter or bylaw amendments not addressed under these Guidelines on a CASE-BY-CASE basis.

Confidential Voting

Generally, vote FOR shareholder proposals that request companies to adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows:

•      In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy.

•      If the dissidents agree, the policy remains in place.

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•      If the dissidents do not agree, the confidential voting policy is waived.

Generally, vote FOR management proposals to adopt confidential voting.

Proxy Access

Consider on a CASE-BY-CASE basis shareholder proposals seeking access to management’s proxy material in order to nominate their own candidates to the board.

Majority Voting Standard

Except as otherwise provided for herein, it shall generally be the policy of the Funds to extend discretion to issuers to determine when it may be appropriate to adopt a majority voting standard.  Generally, vote FOR management proposals, irrespective of whether the proposal contains a plurality carve-out for contested elections, but AGAINST shareholder proposals unless also supported by management, seeking election of directors by the affirmative vote of the majority of votes cast in connection with a meeting of shareholders, including amendments to corporate documents or other actions in furtherance of such standard, and provided such standard when supported does not conflict with state law in which the company is incorporated.  For issuers with a history of board malfeasance or pervasive corporate governance concerns, consider such proposals on a CASE-BY-CASE basis.

Bundled Proposals

Except as otherwise provided for herein, review on a CASE-BY-CASE basis bundled or “conditioned” proxy proposals, generally voting AGAINST bundled proposals containing one or more items not supported under these Guidelines if the Agent or an Investment Professional deems the negative impact, on balance, to outweigh any positive impact.

Shareholder Advisory Committees

Review on a CASE-BY-CASE basis proposals to establish a shareholder advisory committee.

Reimburse Shareholder for Expenses Incurred

Voting to reimburse expenses incurred in connection with shareholder proposals should be analyzed on a CASE-BY-CASE basis.

Other Business

In connection with proxies of U.S. issuers, generally vote FOR management proposals for Other Business, except in connection with a proxy contest in which a Fund is not voting in support of management.

Quorum Requirements

Review on a CASE-BY-CASE basis proposals to lower quorum requirements for shareholder meetings below a majority of the shares outstanding.

Advance Notice for Shareholder Proposals

Generally, vote FOR management proposals related to advance notice period requirements, provided that the period requested is in accordance with applicable law and no material governance concerns have been identified in connection with the issuer.

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Multiple Proposals

Multiple proposals of a similar nature presented as options to the course of action favored by management may all be voted FOR, provided that support for a single proposal is not operationally required, no one proposal is deemed superior in the interest of the Fund(s), and each proposal would otherwise be supported under these Guidelines.

7.             Capital Structure

Analyze on a CASE-BY-CASE basis.

Common Stock Authorization

Review proposals to increase the number of shares of common stock authorized for issue on a CASE-BY-CASE basis.  Except where otherwise indicated, the Agent’s proprietary approach, utilizing quantitative criteria (e.g., dilution, peer group comparison, company performance and history) to determine appropriate thresholds and, for requests marginally above such allowable threshold, a qualitative review (e.g., rationale and prudent historical usage), will generally be utilized in evaluating such proposals.

•      Generally vote FOR proposals to authorize capital increases within the Agent’s allowable thresholds or those in excess but meeting Agent’s qualitative standards, but consider on a CASE-BY-CASE basis those requests failing the Agent’s review for proposals in connection with which a contrary recommendation from the Investment Professional(s) has been received and is to be utilized (e.g., in support of a merger or acquisition proposal).

•      Generally vote FOR proposals to authorize capital increases within the Agent’s allowable thresholds or those in excess but meeting Agent’s qualitative standards, unless the company states that the stock may be used as a takeover defense.  In those cases, consider on a CASE-BY-CASE basis if a contrary recommendation from the Investment Professional(s) has been received and is to be utilized.

•      Generally vote FOR proposals to authorize capital increases exceeding the Agent’s thresholds when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

•      Generally, vote AGAINST proposals to increase the number of authorized shares of a class of stock if the issuance which the increase is intended to service is not supported under these Guidelines.

•      Generally, vote AGAINST nonspecific proposals authorizing excessive discretion to a board, as assessed by the Agent.

•      Consider management proposals to make changes to the capital structure not otherwise addressed under these Guidelines CASE-BY-CASE, generally voting with the Agent’s recommendation unless a contrary recommendation has been received from the Investment Professional for the relevant Fund and is to be utilized.

Dual Class Capital Structures

Generally, vote AGAINST proposals to increase the number of authorized shares of the class of stock that has superior voting rights in companies that have dual class capital structures, but consider CASE-BY-CASE if (1) bundled with favorable proposal(s), (2) approval of such proposal(s) is a condition of such favorable proposal(s), or (3) part of a recapitalization for which support is recommended by the Agent or an Investment Professional.

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Generally, vote AGAINST management proposals to create or perpetuate dual class capital structures with unequal voting rights, and vote FOR shareholder proposals to eliminate them, in cases in which the relevant Fund owns the class with inferior voting rights, but generally vote FOR management proposals and AGAINST shareholder proposals in cases in which the relevant Fund owns the class with superior voting rights.  Consider CASE-BY-CASE if bundled with favorable proposal(s), (2) approval of such proposal(s) is a condition of such favorable proposal(s), or (3) part of a recapitalization for which support is recommended by the Agent or an Investment Professional.

Consider management proposals to eliminate or make changes to dual class capital structures CASE-BY-CASE, generally voting with the Agent’s recommendation unless a contrary recommendation has been received from the Investment Professional for the relevant Fund and is to be utilized.

Stock Distributions: Splits and Dividends

Generally, vote FOR management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares falls within the Agent’s allowable thresholds, but consider on a CASE-BY-CASE basis those proposals exceeding the Agent’s threshold for proposals in connection with which a contrary recommendation from the Investment Professional(s) has been received and is to be utilized.

Reverse Stock Splits

Consider on a CASE-BY-CASE basis management proposals to implement a reverse stock split.  In the event the split constitutes a capital increase effectively exceeding the Agent’s allowable threshold because the request does not proportionately reduce the number of shares authorized, vote FOR the split if management has provided adequate rationale and/or disclosure.

Preferred Stock

Generally, vote AGAINST proposals authorizing the issuance of preferred stock or creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock), but vote FOR if the Agent or an Investment Professional so recommends because the issuance is required to effect a merger or acquisition proposal.

Generally, vote FOR proposals to issue or create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense.  Generally vote AGAINST in cases where the company expressly states that, or fails to disclose whether, the stock may be used as a takeover defense, but vote FOR if the Agent or an Investment Professional so recommends because the issuance is required to address special circumstances such as a merger or acquisition.

Generally, vote FOR proposals to authorize or issue preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

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Shareholder Proposals Regarding Blank Check Preferred Stock

Generally, vote FOR shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

Adjustments to Par Value of Common Stock

Generally, vote FOR management proposals to reduce the par value of common stock.

Preemptive Rights

Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights or management proposals that seek to eliminate them.  In evaluating proposals on preemptive rights, consider the size of a company and the characteristics of its shareholder base.

Debt Restructurings

Review on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan.

Share Repurchase Programs

Generally, vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms, but vote AGAINST plans with terms favoring selected, non-Fund parties.

Generally, vote FOR management proposals to cancel repurchased shares.

Generally, vote AGAINST proposals for share repurchase methods lacking adequate risk mitigation or exceeding appropriate volume or duration parameters for the market as assessed by the Agent.

Tracking Stock

Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis.

8.             Executive and Director Compensation

Except as otherwise provided for herein, votes with respect to compensation and employee benefit plans should be determined on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such plans, which includes determination of costs and comparison to an allowable cap.

•      Generally, vote in accordance with the Agent’s recommendations FOR equity-based plans with costs within such cap and AGAINST those with costs in excess of it, except that plans above the cap may be supported if so recommended by the Agent or Investment Professional as a condition to a major transaction such as a merger.

•      Generally, vote AGAINST plans if the Agent suggests cost or dilution assessment may not be possible due to the method of disclosing shares allocated to the plan(s), except that such concerns arising in connection with evergreen provisions shall be considered CASE-BY-CASE, voted FOR if the company has provided a reasonable rationale and/or adequate disclosure regarding the plan as a whole.

•      Generally, vote FOR plans with costs within the cap if the primary considerations raised by the Agent pertain to matters that would not result in a negative vote under these

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Guidelines on the relevant board or committee member(s), or equity compensation burn rate or pay for performance as defined by Agent.

•                  Generally, vote AGAINST plans administered by potential grant recipients.

•                  Generally, vote AGAINST proposals to eliminate existing shareholder approval requirements for plan changes assessed as material by the Agent, unless the company has provided a reasonable rationale and/or adequate disclosure regarding the requested changes.

•                  Consider plans CASE-BY-CASE if the Agent raises other considerations not otherwise provided for herein.

Restricted Stock or Stock Option Plans

Consider proposals for restricted stock or stock option plans, or the issuance of shares in connection with such plans, on a CASE-BY-CASE basis, considering factors such as level of disclosure and adequacy of vesting or performance requirements.  Plans that do not meet the Agent’s criteria in this regard may be supported, but vote AGAINST if no disclosure is provided regarding either vesting or performance requirements.

Management Proposals Seeking Approval to Reprice Options

Review on a CASE-BY-CASE basis management proposals seeking approval to reprice, replace or exchange options, considering factors such as rationale, historic trading patterns, value-for-value exchange, vesting periods and replacement option terms.  Generally, vote FOR proposals that meet the Agent’s criteria for acceptable repricing, replacement or exchange transactions, except that considerations raised by the Agent regarding burn rate or executive participation shall not be grounds for withholding support.

Vote AGAINST compensation plans that (1) permit or may permit (e.g., history of repricing and no express prohibition against future repricing) repricing of stock options, or any form or alternative to repricing, without shareholder approval, (2) include provisions that permit repricing, replacement or exchange transactions that do not meet the Agent’s criteria (except regarding burn rate or executive participation as noted above), or (3) give the board sole discretion to approve option repricing, replacement or exchange programs.

Director Compensation

Votes on stock-based plans for directors are made on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s quantitative approach described above as well as a review of qualitative features of the plan in cases in which costs exceed the Agent’s threshold.  DO NOT VOTE AGAINST plans for which burn rate is the sole consideration raised by the Agent.

Employee Stock Purchase Plans

Votes on employee stock purchase plans, and capital issuances in support of such plans, should be made on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such plans, except that negative recommendations by the Agent due to evergreen provisions will be reviewed CASE-BY-CASE, voted FOR if the company has provided a reasonable rationale and/or adequate disclosure regarding the plan as a whole.

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OBRA-Related Compensation Proposals

Votes on plans intended to qualify for favorable tax treatment under the provisions of Section 162(m) of OBRA should be evaluated irrespective of the Agent’s assessment of board independence, provided that the board meets the independence requirements of the relevant listing exchange and no potential recipient under the plan(s) sits on the committee that exercises discretion over the related compensation awards.  Unless the issuer has provided a compelling rationale, generally vote with the Agent’s recommendations AGAINST plans that deliver excessive compensation that fails to qualify for favorable tax treatment.

Amendments that Place a Cap on Annual Grants or Amend Administrative Features

Generally, vote FOR plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

Amendments to Add Performance-Based Goals

Generally, vote FOR amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

Amendments to Increase Shares and Retain Tax Deductions Under OBRA

Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a CASE-BY-CASE basis, generally voting FOR such plans that do not raise any negative concerns under these Guidelines.

Approval of Cash or Cash-and-Stock Bonus Plans

Generally, vote FOR cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA, with primary consideration given to management’s assessment that such plan meets the requirements for exemption of performance-based compensation.

Shareholder Proposals Regarding Executive and Director Pay

Regarding the remuneration of individuals other than senior executives and directors, generally, vote AGAINST shareholder proposals that seek to expand or restrict disclosure or require shareholder approval beyond regulatory requirements and market practice.  Vote AGAINST shareholder proposals that seek disclosure of executive or director compensation if providing it would be out of step with market practice and potentially disruptive to the business.

Unless evidence exists of abuse in historical compensation practices, and except as otherwise provided for herein, generally vote AGAINST shareholder proposals that seek to impose new compensation structures or policies, such as “claw back” recoupments or advisory votes.

Severance and Termination Payments

Generally, vote FOR shareholder proposals to have parachute arrangements submitted for shareholder ratification (with “parachutes” defined as compensation arrangements related to termination that specify change in control events) and provided that the proposal does not include unduly restrictive or arbitrary provisions such as advance approval requirements.

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Generally vote AGAINST shareholder proposals to submit executive severance agreements for shareholder ratification, unless such proposals specify change in control events, Supplemental Executive Retirement Plans, or deferred executive compensation plans, or ratification is required by the listing exchange.

Review on a CASE-BY-CASE basis all proposals to approve, ratify or cancel executive severance or termination arrangements, including those related to executive recruitment or retention, generally voting FOR such compensation arrangements if the issuer has provided adequate rationale and/or disclosure or support is recommended by the Agent or Investment Professional (e.g., as a condition to a major transaction such as a merger).  However, vote in accordance with the Agent’s recommendations FOR new or materially amended plans, contracts or payments that require change in control provisions to be double-triggered and defined to require an actual change in control, except that plans, contracts or payments not meeting such standards may be supported if mitigating provisions or board actions (e.g., clawbacks) are present.

Employee Stock Ownership Plans (ESOPs)

Generally, vote FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than five percent of outstanding shares).

401(k) Employee Benefit Plans

Generally, vote FOR proposals to implement a 401(k) savings plan for employees.

Holding Periods

Generally, vote AGAINST proposals requiring mandatory periods for officers and directors to hold company stock.

Advisory Votes on Executive Compensation

Generally, management proposals seeking ratification of the company’s compensation program will be voted FOR unless the program includes practices or features not supported under these Guidelines and the proposal receives a negative recommendation from the Agent.  Unless otherwise provided for herein, proposals not receiving the Agent’s support due to concerns regarding severance/termination payments, incentive structures or vesting or performance criteria not otherwise supported by these Guidelines will be considered on a CASE-BY-CASE basis, generally voted FOR if the company has provided a reasonable rationale and/or adequate disclosure regarding the matter(s) under consideration.

9.             State of Incorporation

Voting on State Takeover Statutes

Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

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Voting on Reincorporation Proposals

Proposals to change a company’s state of incorporation should be examined on a CASE-BY-CASE basis, generally supporting management proposals not assessed by the Agent as a potential takeover defense, but if so assessed, weighing management’s rationale for the change.  Generally, vote FOR management reincorporation proposals upon which another key proposal, such as a merger transaction, is contingent if the other key proposal is also supported.  Generally, vote AGAINST shareholder reincorporation proposals not also supported by the company.

10.          Mergers and Corporate Restructurings

Input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to proposals regarding business combinations, particularly those between otherwise unaffiliated parties, or other corporate restructurings being considered on behalf of that Fund.

Generally, vote FOR a proposal not typically supported under these Guidelines if a key proposal, such as a merger transaction, is contingent upon its support and a vote FOR is accordingly recommended by the Agent or an Investment Professional.

Mergers and Acquisitions

Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis.

Corporate Restructuring

Votes on corporate restructuring proposals, including demergers, minority squeezeouts, leveraged buyouts, spinoffs, liquidations, dispositions, divestitures and asset sales, should be considered on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such proposals.

Adjournment

Generally, vote FOR proposals to adjourn a meeting to provide additional time for vote solicitation when the primary proposal is also voted FOR.

Appraisal Rights

Generally, vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

Changing Corporate Name

Generally, vote FOR changing the corporate name.

11.          Mutual Fund Proxies

Election of Directors

Vote the election of directors on a CASE-BY-CASE basis.

Converting Closed-end Fund to Open-end Fund

Vote conversion proposals on a CASE-BY-CASE basis.

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Proxy Contests

Vote proxy contests on a CASE-BY-CASE basis.

Investment Advisory Agreements

Vote the investment advisory agreements on a CASE-BY-CASE basis.

Approving New Classes or Series of Shares

Generally, vote FOR the establishment of new classes or series of shares.

Preferred Stock Proposals

Vote the authorization for or increase in preferred shares on a CASE-BY-CASE basis.

1940 Act Policies

Vote these proposals on a CASE-BY-CASE basis.

Changing a Fundamental Restriction to a Nonfundamental Restriction

Vote these proposals on a CASE-BY-CASE basis.

Change Fundamental Investment Objective to Nonfundamental

Generally, consider proposals to change a fund’s fundamental investment objective to nonfundamental on a CASE-BY-CASE basis.

Name Rule Proposals

Vote these proposals on a CASE-BY-CASE basis.

Disposition of Assets/Termination/Liquidation

Vote these proposals on a CASE-BY-CASE basis.

Changes to the Charter Document

Vote changes to the charter document on a CASE-BY-CASE basis.

Changing the Domicile of a Fund

Vote reincorporations on a CASE-BY-CASE basis.

Change in Fund’s Subclassification

Vote these proposals on a CASE-BY-CASE basis.

Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder Approval

Generally, vote FOR these proposals.

Distribution Agreements

Vote these proposals on a CASE-BY-CASE basis.

Master-Feeder Structure

Generally, vote FOR the establishment of a master-feeder structure.

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Mergers

Vote merger proposals on a CASE-BY-CASE basis.

Establish Director Ownership Requirement

Generally, vote AGAINST shareholder proposals for the establishment of a director ownership requirement.

Reimburse Shareholder for Expenses Incurred

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis.

Terminate the Investment Advisor

Vote to terminate the investment advisor on a CASE-BY-CASE basis.

12.          Social and Environmental Issues

These issues cover a wide range of topics.  In general, unless otherwise specified herein, vote CASE-BY-CASE.  While a wide variety of factors may go into each analysis, the overall principle guiding all vote recommendations focuses on how or whether the proposal will enhance the economic value of the company.  Because a company’s board is likely to have access to relevant, non-public information regarding a company’s business, such proposals will generally be voted in a manner intended to give the board (rather than shareholders) latitude to set corporate policy and oversee management.

Absent concurring support from the issuer, compelling evidence of abuse, significant public controversy or litigation, the issuer’s significant history of relevant violations; or activities not in step with market practice or regulatory requirements, or unless provided for otherwise herein, generally vote AGAINST shareholder proposals seeking to dictate corporate conduct, apply existing law, duplicate policies already substantially in place and/or addressed by the issuer, or release information that would not help a shareholder evaluate an investment in the corporation as an economic matter.  Such proposals would generally include those seeking preparation of reports and/or implementation or additional disclosure of corporate policies related to issues such as consumer and public safety, environment and energy, labor standards and human rights, military business and political concerns, workplace diversity and non-discrimination, sustainability, social issues, vendor activities, economic risk or matters of science and engineering.

13.                               Global Proxies

The foregoing Guidelines provided in connection with proxies of U.S. issuers shall also be applied to global proxies where applicable and not provided for otherwise herein.  The following provide for differing regulatory and legal requirements, market practices and political and economic systems existing in various global markets.

Unless otherwise provided for herein, it shall generally be the policy of the Funds to vote AGAINST global proxy proposals in cases in which the Agent recommends voting AGAINST such proposal because relevant disclosure by the issuer, or the time provided for consideration of

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such disclosure, is inadequate.  For purposes of these global Guidelines, “AGAINST” shall mean withholding of support for a proposal, resulting in submission of a vote of AGAINST or ABSTAIN, as appropriate for the given market and level of concern raised by the Agent regarding the issue or lack of disclosure or time provided.

In connection with practices described herein that are associated with a firm AGAINST vote, it shall generally be the policy of the Funds to consider them on a CASE-BY-CASE basis if the Agent recommends their support (1) as the issuer or market transitions to better practices (e.g., having committed to new regulations or governance codes) or (2) as the more favorable choice in cases in which shareholders must choose between alternate proposals.

Routine Management Proposals

Generally, vote FOR the following and other similar routine management proposals:

•                  the opening of the shareholder meeting

•                  that the meeting has been convened under local regulatory requirements

•                  the presence of quorum

•                  the agenda for the shareholder meeting

•                  the election of the chair of the meeting

•                  the appointment of shareholders to co-sign the minutes of the meeting

•                  regulatory filings (e.g., to effect approved share issuances)

•                  the designation of inspector or shareholder representative(s) of minutes of meeting

•                  the designation of two shareholders to approve and sign minutes of meeting

•                  the allowance of questions

•                  the publication of minutes

•                  the closing of the shareholder meeting

Discharge of Management/Supervisory Board Members

Generally, vote FOR management proposals seeking the discharge of management and supervisory board members, unless the Agent recommends AGAINST due to concern about the past actions of the company’s auditors or directors or legal action is being taken against the board by other shareholders, including when the proposal is bundled.

Director Elections

Unless otherwise provided for herein, the Agent’s standards with respect to determining director independence shall apply.  These standards generally provide that, to be considered completely independent, a director shall have no material connection to the company other than the board seat.

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Agreement with the Agent’s independence standards shall not dictate that a Fund’s vote shall be cast according to the Agent’s corresponding recommendation.  Further, unless otherwise provided for herein, the application of Guidelines in connection with such standards shall apply only in cases in which the nominee’s level of independence can be ascertained based on available disclosure.  These policies generally apply to director nominees in uncontested elections; votes in contested elections, and votes on director nominees not subject to policies described herein, should be made on a CASE-BY-CASE basis, with primary consideration in contested elections given to input from the Investment Professional(s) for a given Fund.

For issuers domiciled in Canada, Finland, France, Ireland, the Netherlands, Sweden or tax haven markets, generally vote AGAINST non-independent directors in cases in which the full board serves as the audit committee, or the company does not have an audit committee.

For issuers in all markets, including those in tax haven markets and those in Japan that have adopted the U.S.-style board-with-committees structure, vote AGAINST non-independent nominees to the audit committee, or, if the slate of nominees is bundled, vote AGAINST the slate.  If the slate is bundled and audit committee membership is unclear or proposed as a separate agenda item, vote FOR if the Agent otherwise recommends support.  For Canadian issuers, the Funds’ U.S. Guidelines with respect to audit committees shall apply.

In tax haven markets, DO NOT VOTE AGAINST non-independent directors in cases in which the full board serves as the compensation committee, or the company does not have a compensation committee.

DO NOT VOTE AGAINST non-independent directors who sit on the compensation or nominating committees, provided that such committees meet the applicable independence requirements of the relevant listing exchange.

In cases in which committee membership is unclear, consider non-independent director nominees on a CASE-BY-CASE basis if no other issues have been raised in connection with his/her nomination.

Generally follow Agent’s recommendations to vote AGAINST individuals nominated as outside/non-executive directors who do not meet the Agent’s standard for independence, unless the slate of nominees is bundled, in which case the proposal(s) to elect board members shall be considered on a CASE-BY-CASE basis.

For issuers in tax haven markets, generally withhold support (AGAINST or ABSTAIN, as appropriate) from bundled slates of nominees if the board is non-majority independent.  For issuers in Canada and other global markets, generally follow the Agent’s standards for withholding support from bundled slates or non-independent directors (typically excluding the CEO), as applicable, if the board does not meet the Agent’s independence standards or the board’s independence cannot be ascertained due to inadequate disclosure.

Generally, withhold support (AGAINST or ABSTAIN, as appropriate) from nominees or slates of nominees presented in a manner not aligned with market practice and/or legislation, including:

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•                  bundled slates of nominees (e.g., France, Hong Kong or Spain);

•                  simultaneous reappointment of retiring directors (e.g., South Africa);

•                  in markets with term lengths capped by legislation or market practice, nominees whose terms exceed the caps or are not disclosed (except that bundled slates with such lack of disclosure shall be considered on a CASE-BY-CASE basis); or

•                  nominees whose names are not disclosed in advance of the meeting (e.g., Austria, Philippines, Hong Kong or South Africa) or far enough in advance relative to voting deadlines (e.g., Italy) to make an informed voting decision.

Such criteria will not generally provide grounds for withholding support in countries in which they may be identified as best practice but such legislation or market practice is not yet applicable, unless specific governance shortfalls identified by the Agent dictate that less latitude should be extended to the issuer.

Generally vote FOR nominees without regard to recommendations that the position of chairman should be separate from that of CEO or otherwise required to be independent, unless other concerns requiring CASE-BY-CASE consideration have been raised.  The latter would include former CEOs proposed as board chairmen in markets such as the United Kingdom for which best practice and the Agent recommend against such practice.

In cases in which cumulative or net voting applies, generally vote with Agent’s recommendation to support nominees asserted by the issuer to be independent, even if independence disclosure or criteria fall short of Agent’s standards.

Consider nominees for whom the Agent has raised concerns regarding scandals or internal controls on a CASE-BY-CASE basis, generally withholding support (AGAINST or ABSTAIN, as appropriate) from nominees or slates of nominees when:

•                  the scandal or shortfall in controls took place at the company, or an affiliate, for which the nominee is being considered;

•                  culpability can be attributed to the nominee (e.g., nominee manages or audits relevant function), and

•                  the nominee has been directly implicated, with resulting arrest and criminal charge or regulatory sanction.

Consider non-independent nominees on a CASE-BY-CASE basis when the Agent has raised concerns regarding diminished shareholder value as evidenced by a significant drop in share price, generally voting with Agent’s recommendation AGAINST such nominees when few, if any, outside directors are present on the board and:

•                  the founding family has retained undue influence over the company despite a history of scandal or problematic controls;

•                  the nominees have engaged in protectionist activities such as introduction of a poison pill or preferential and/or dilutive share issuances; or

•                  evidence exists regarding compliance or accounting shortfalls.

For markets such as the tax havens, Australia, Canada, Hong Kong, Japan, Malaysia, Singapore and South Africa (and for outside directors in South Korea) in which nominees’ attendance records are adequately disclosed, the Funds’ U.S. Guidelines with respect to director attendance

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shall apply.  The same policy shall be applied regarding attendance by statutory auditors of Japanese companies.

Consider self-nominated director candidates on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such candidates, except that (1) an unqualified candidate will generally not be supported simply to effect a “protest vote” and (2) cases of multiple self-nominated candidates may be considered as a proxy contest if similar issues are raised (e.g., potential change in control).

Generally vote FOR nominees without regard to “over-boarding” issues raised by the Agent unless other concerns requiring CASE-BY-CASE consideration have been raised.

Generally, vote with Agent’s recommendation to withhold support (AGAINST or ABSTAIN, as appropriate) from nominees for whom support has become moot since the time the individual was nominated (e.g., due to death, disqualification or determination not to accept appointment).

Generally, vote with Agent’s recommendation when more candidates are presented than available seats and no other provisions under these Guidelines apply.

For companies incorporated in tax haven markets but which trade exclusively in the U.S., the Funds’ U.S. Guidelines with respect to director elections shall apply.

Board Structure

Generally, vote FOR proposals to fix board size, but also support proposals seeking a board range if the range is reasonable in the context of market practice and anti-takeover considerations.  Proposed article amendments in this regard shall be considered on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such proposals.

Director and Officer Indemnification and Liability Protection

Generally, vote in accordance with the Agent’s standards for indemnification and liability protection for officers and directors, voting AGAINST overly broad provisions.

Independent Statutory Auditors

With respect to Japanese companies that have not adopted the U.S.-style board-with-committees structure, vote AGAINST any nominee to the position of “independent statutory auditor” whom the Agent considers affiliated, e.g., if the nominee has worked a significant portion of his career for the company, its main bank or one of its top shareholders.  Where shareholders are forced to vote on multiple nominees in a single resolution, vote AGAINST all nominees.  In cases in which multiple slates of statutory auditors are presented, generally vote with the Agent’s recommendation, typically to support nominees deemed to be more independent and/or aligned with interests of minority shareholders.

Generally, vote AGAINST incumbent nominees at companies implicated in scandals or exhibiting poor internal controls.

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Key Committees

Generally, vote AGAINST proposals that permit non-board members to serve on the audit, compensation or nominating committee, provided that bundled slates may be supported if no slate nominee serves on the relevant committee(s).  If not otherwise addressed under these Guidelines, consider other negative recommendations from the Agent regarding committee members on a CASE-BY-CASE basis.

Director and Statutory Auditor Remuneration

Consider director compensation plans on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such proposals, while also factoring in the merits of the rationale and disclosure provided.  Generally, vote FOR proposals to approve the remuneration of directors and auditors as long as the amount is not excessive (e.g., significant increases should be supported by adequate rationale and disclosure), there is no evidence of abuse, the recipient’s overall compensation appears reasonable, and the board and/or responsible committee meets exchange standards for independence.  For Toronto Stock Exchange (TSX) issuers, the Agent’s limits with respect to equity awards to non-employee directors shall apply.

Bonus Payments

With respect to Japanese companies, generally vote FOR retirement bonus proposals if all payments are for directors and auditors who have served as executives of the company.  Generally vote AGAINST such proposals if one or more payments are for non-executive, affiliated directors or statutory auditors when one or more of the individuals to whom the grants are being proposed (1) has not served in an executive capacity for the company for at least three years or (2) has been designated by the company as an independent statutory auditor, regardless of the length of time he/she has served.  In all markets, if issues have been raised regarding a scandal or internal controls, generally vote AGAINST bonus proposals for retiring directors or continuing directors or auditors when culpability can be attributed to the nominee (e.g., if a Fund is also voting AGAINST the nominee under criteria herein regarding issues of scandal or internal controls), unless bundled with bonuses for a majority of directors or auditors a Fund is voting FOR.

Stock Option Plans for Independent Internal Statutory Auditors

With respect to Japanese companies, follow the Agent’s guidelines with respect to proposals regarding option grants to independent internal statutory auditors or other outside parties, generally voting AGAINST such plans.

Compensation Plans

Unless otherwise provided for herein, votes with respect to compensation plans, and awards thereunder or capital issuances in support thereof, should be determined on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such plans, considering quantitative or qualitative factors as appropriate for the market.

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Amendment Procedures for Equity Compensation Plans and ESPPs

For TSX issuers, votes with respect to amendment procedures for security-based compensation arrangements and employee share purchase plans shall generally be cast in a manner designed to preserve shareholder approval rights, with voting decisions generally based on the Agent’s recommendation.

Shares Reserved for Equity Compensation Plans

Unless otherwise provided for herein, voting decisions shall generally be based on the Agent’s methodology, including classification of a company’s stage of development as growth or mature and the corresponding determination as to reasonability of the share requests.

Generally, vote AGAINST equity compensation plans (e.g., option, warrant, restricted stock or employee share purchase plans or participation in company offerings such as IPOs or private placements), the issuance of shares in connection with such plans, or related management proposals (e.g., article amendments) that:

•                  exceed Agent’s recommended dilution limits, including cases in which the Agent suggests dilution cannot be fully assessed (e.g., due to inadequate disclosure);

•                  provide deep or near-term discounts to executives or directors, unless discounts to executives are deemed by the Agent to be adequately mitigated by other requirements such as long-term vesting (e.g., Japan) or broad-based employee participation otherwise meeting Agent’s standards (e.g., France);

•                  are administered with discretion by potential grant recipients, unless such discretion is deemed acceptable by the Agent due to market practice or other mitigating provisions;

•                  provide for retirement benefits or equity incentive awards to outside directors if not in line with market practice (e.g., Australia, Belgium, The Netherlands);

•                  permit financial assistance in the form of non-recourse (or essentially non-recourse) loans in connection with executive’s participation;

•                  for matching share plans, do not meet the Agent’s standards, considering holding period, discounts, dilution, participation, purchase price and performance criteria;

•                  provide for vesting upon change in control if deemed by the Agent to evidence a conflict of interest or anti-takeover device or if the change in control definition is too liberal (e.g., does not result in actual change in control);

•                  provide no disclosure regarding vesting or performance criteria (provided that proposals providing disclosure in one or both areas, without regard to Agent’s criteria for such disclosure, shall be supported provided they otherwise satisfy these Guidelines);

•                  permit post-employment vesting if deemed inappropriate by the Agent;

•                  allow plan administrators to make material amendments without shareholder approval unless adequate prior disclosure has been provided, with such voting decisions generally based on the Agent’s approach to evaluating such plans; or

•                  provide for retesting in connection with achievement of performance hurdles unless the Agent’s analysis indicates that (1) performance targets are adequately increased in proportion to the additional time available, (2) the retesting is de minimis as a percentage of overall compensation or is acceptable relative to market practice, or (3) the issuer has committed to cease retesting within a reasonable period of time.

Generally, vote FOR such plans/awards or the related issuance of shares that (1) do not suffer from the defects noted above, or (2) otherwise meet the Agent’s tests if the considerations raised

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by the Agent pertain primarily to performance hurdles, contract or notice periods, discretionary bonuses, recruitment awards, retention incentives, non-compete payments or vesting upon change in control (other than addressed above), if the company has provided adequate disclosure and/or a reasonable rationale regarding the relevant plan/award, practice or participation, the recipient’s overall compensation appears reasonable, and the board and/or responsible committee meets exchange standards for independence.  Unless otherwise provided for herein, market practice of the primary country in which a company does business, or in which an employee is serving, as applicable, shall supersede that of the issuer’s domicile.

Consider proposals in connection with such plans or the related issuance of shares in other instances on a CASE-BY-CASE basis.

Remuneration Reports

Generally, withhold support (AGAINST or ABSTAIN as appropriate for specific market and level of concerns identified by the Agent) from remuneration reports that include compensation plans permitting:

(1)          practices or features not supported under these Guidelines, including financial assistance under the conditions described above;

(2)          retesting deemed by the Agent to be excessive relative to market practice (irrespective of the Agent’s support for the report as a whole);

(3)          long-term incentive plans deemed by the Agent to be inadequately based on equity awards (e.g., cash-based plans);

(4)          equity award valuation triggering a negative recommendation from the Agent; or

(5)          provisions for retirement benefits or equity incentive awards to outside directors if not in line with market practice, except that reports will generally be voted FOR if contractual components are reasonably aligned with market practices on a going-forward basis (e.g., existing obligations related to retirement benefits or terms contrary to evolving standards would not preclude support for the report).

Reports receiving the Agent’s support and not triggering the concerns cited above will generally be voted FOR.  Unless otherwise provided for herein, reports not receiving the Agent’s support due to concerns regarding severance/termination payments, “leaver” status, incentive structures and vesting or performance criteria not otherwise supported by these Guidelines shall be considered on a CASE-BY-CASE basis, generally voted FOR if the company has provided a reasonable rationale and/or adequate disclosure regarding the matter(s) under consideration, the recipient’s overall compensation appears reasonable, and the board and/or responsible committee meets exchange standards for independence.  Reports with typically unsupported features may be voted FOR in cases in which the Agent recommends their initial support as the issuer or market transitions to better practices (e.g., having committed to new regulations or governance codes).

Shareholder Proposals Regarding Executive and Director Pay

The Funds’ U.S. Guidelines with respect to such shareholder proposals shall apply.

General Share Issuances

Unless otherwise provided for herein, voting decisions shall generally be based on the Agent’s practice to determine support for general issuance requests (with or without preemptive rights),

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or related requests to repurchase and reissue shares, based on their amount relative to currently issued capital, appropriate volume and duration parameters, and market-specific considerations (e.g., priority right protections in France, reasonable levels of dilution and discount in Hong Kong).  Requests to reissue repurchased shares will not be supported unless a related general issuance request is also supported.

Consider specific issuance requests on a CASE-BY-CASE basis based on the proposed use and the company’s rationale.

Generally, vote AGAINST proposals to issue shares (with or without preemptive rights), convertible bonds or warrants, to grant rights to acquire shares, or to amend the corporate charter relative to such issuances or grants in cases in which concerns have been identified by the Agent with respect to inadequate disclosure, inadequate restrictions on discounts, failure to meet the Agent’s standards for general issuance requests, or authority to refresh share issuance amounts without prior shareholder approval.

Generally, vote AGAINST nonspecific proposals authorizing excessive discretion to a board, as assessed by the Agent.

Increases in Authorized Capital

Unless otherwise provided for herein, voting decisions should generally be based on the Agent’s approach, as follows.  Generally:

•                  Vote FOR nonspecific proposals, including bundled proposals, to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

•                  Vote FOR specific proposals to increase authorized capital, unless:

•                  the specific purpose of the increase (such as a share-based acquisition or merger) does not meet these Guidelines for the purpose being proposed; or

•                  the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

•                  Vote AGAINST proposals to adopt unlimited capital authorizations.

•                  The Agent’s market-specific exceptions to the above parameters (e.g., The Netherlands, due to hybrid market controls) shall be applied.

Preferred Stock

Unless otherwise provided for herein, voting decisions should generally be based on the Agent’s approach, including:

•                  Vote FOR the creation of a new class of preferred stock or issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

•                  Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets the Agent’s guidelines on equity issuance requests.

•                  Vote AGAINST the creation of (1) a new class of preference shares that would carry superior voting rights to the common shares or (2) blank check preferred stock unless the board states that the authorization will not be used to thwart a takeover bid.

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Poison Pills/Protective Preference Shares

Generally, vote AGAINST management proposals in connection with poison pills or anti-takeover activities (e.g., disclosure requirements or issuances, transfers or repurchases) that do not meet the Agent’s standards.  Generally vote in accordance with Agent’s recommendation to withhold support from a nominee in connection with poison pill or anti-takeover considerations when culpability for the actions can be specifically attributed to the nominee.  Generally DO NOT VOTE AGAINST director remuneration in connection with poison pill considerations raised by the Agent.

Waiver on Tender-Bid Requirement

Generally, consider proposals on a CASE-BY-CASE basis seeking a waiver for a major shareholder from the requirement to make a buyout offer to minority shareholders, voting FOR when little concern of a creeping takeover exists and the company has provided a reasonable rationale for the request.

Approval of Financial Statements and Director and Auditor Reports

Generally, vote FOR management proposals seeking approval of financial accounts and reports, unless there is concern about the company’s financial accounts and reporting, which, in the case of related party transactions, would include concerns raised by the Agent regarding consulting agreements with non-executive directors but not severance/termination payments exceeding the Agent’s standards for multiples of annual compensation, provided the recipient’s overall compensation appears reasonable and the board and/or responsible committee meets exchange standards for independence.  Unless otherwise provided for herein, reports not receiving the Agent’s support due to other concerns regarding severance/termination payments not otherwise supported by these Guidelines shall be considered on a CASE-BY-CASE basis, factoring in the merits of the rationale and disclosure provided and generally voted FOR if the overall compensation package and/or program at issue appears reasonable.  Generally, vote AGAINST board-issued reports receiving a negative recommendation from the Agent due to concerns regarding independence of the board or the presence of non-independent directors on the audit committee.  However, generally do not withhold support from such proposals in connection with remuneration practices otherwise supported under these Guidelines or as a means of expressing disapproval of broader practices of the issuer or its board.

Remuneration of Auditors

Generally, vote FOR proposals to authorize the board to determine the remuneration of auditors, unless there is evidence of excessive compensation relative to the size and nature of the company.

Indemnification of Auditors

Generally, vote AGAINST proposals to indemnify auditors.

Ratification of Auditors and Approval of Auditors’ Fees

For Canadian issuers, the Funds’ U.S. Guidelines with respect to auditors and auditor fees shall apply.  For other markets, generally, follow the Agent’s standards for proposals seeking auditor ratification or approval of auditors’ fees, which indicate a vote FOR such proposals for companies in the MSCI EAFE index, provided the level of audit fee disclosure meets the Agent’s

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standards.  In other cases, generally vote FOR such proposals unless there are material concerns raised by the Agent about the auditor’s practices or independence.

Audit Commission

Consider nominees to the audit commission on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such candidates.

Allocation of Income and Dividends

With respect to Japanese companies, consider management proposals concerning allocation of income and the distribution of dividends, including adjustments to reserves to make capital available for such purposes, on a CASE-BY-CASE basis, generally voting with the Agent’s recommendations to support such proposals unless:

•                  the dividend payout ratio has been consistently below 30 percent without adequate explanation; or

•                  the payout is excessive given the company’s financial position.

Consider such proposals by issuers in other markets on a CASE-BY-CASE basis if the Agent makes a negative recommendation.  In any markets, in the event management offers multiple dividend proposals on the same agenda, primary consideration shall be given to input from the relevant Investment Professional(s) and voted with the Agent’s recommendation if no input is received.

Stock (Scrip) Dividend Alternatives

Generally, vote FOR most stock (scrip) dividend proposals, but vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Debt Instruments

Generally, vote AGAINST proposals authorizing excessive discretion, as assessed by the Agent, to a board to issue or set terms for debt instruments (e.g., commercial paper).

Debt Issuance Requests

When evaluating a debt issuance request, the issuing company’s present financial situation is examined.  The main factor for analysis is the company’s current debt-to-equity ratio, or gearing level.  A high gearing level may incline markets and financial analysts to downgrade the company’s bond rating, increasing its investment risk factor in the process.  A gearing level up to 100 percent is considered acceptable.

Generally, vote FOR debt issuances for companies when the gearing level is between zero and 100 percent.  Review on a CASE-BY-CASE basis proposals where the issuance of debt will result in the gearing level being greater than 100 percent, or for which inadequate disclosure precludes calculation of the gearing level, comparing any such proposed debt issuance to industry and market standards, and with voting decisions generally based on the Agent’s approach to evaluating such requests.

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Financing Plans

Generally, vote FOR the adoption of financing plans if they are in the best economic interests of shareholders.

Related Party Transactions

Consider related party transactions on a CASE-BY-CASE basis.  Generally, vote FOR approval of such transactions unless the agreement requests a strategic move outside the company’s charter or contains unfavorable or high-risk terms (e.g., deposits without security interest or guaranty).

Approval of Donations

Generally, vote AGAINST such proposals unless adequate, prior disclosure of amounts is provided; if so, single- or multi-year authorities may be supported.

Capitalization of Reserves

Generally, vote FOR proposals to capitalize the company’s reserves for bonus issues of shares or to increase the par value of shares.

Investment of Company Reserves

These proposals should generally be analyzed on a CASE-BY-CASE basis, with primary consideration given to input from the Investment Professional(s) for a given Fund.

Article Amendments

Review on a CASE-BY-CASE basis all proposals seeking amendments to the articles of association.

Generally, vote FOR an article amendment if:

•                  it is editorial in nature;

•                  shareholder rights are protected;

•                  there is negligible or positive impact on shareholder value;

•                  management provides adequate reasons for the amendments or the Agent otherwise supports management’s position;

•                  it seeks to discontinue and/or delist a form of the issuer’s securities in cases in which the relevant Fund does not hold the affected security type; or

•                  the company is required to do so by law (if applicable).

Generally, vote AGAINST an article amendment if:

•                  it removes or lowers quorum requirements for board or shareholder meetings below levels recommended by the Agent;

•                  it reduces relevant disclosure to shareholders;

•                  it seeks to align the articles with provisions of another proposal not supported by these Guidelines;

•                  it is not supported under these Guidelines, is presented within a bundled proposal, and the Agent deems the negative impact, on balance, to outweigh any positive impact; or

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•                  it imposes a negative impact on existing shareholder rights, including rights of the Funds, to the extent that any positive impact would not be deemed by the Agent to be sufficient to outweigh removal or diminution of such rights.

With respect to article amendments for Japanese companies:

•                  Generally vote FOR management proposals to amend a company’s articles to expand its business lines.

•                  Generally vote FOR management proposals to amend a company’s articles to provide for an expansion or reduction in the size of the board, unless the expansion/reduction is clearly disproportionate to the growth/decrease in the scale of the business or raises anti-takeover concerns.

•                  If anti-takeover concerns exist, generally vote AGAINST management proposals, including bundled proposals, to amend a company’s articles to authorize the Board to vary the annual meeting record date or to otherwise align them with provisions of a takeover defense.

•                  Generally follow the Agent’s guidelines with respect to management proposals regarding amendments to authorize share repurchases at the board’s discretion, voting AGAINST proposals unless there is little to no likelihood of a “creeping takeover” (major shareholder owns nearly enough shares to reach a critical control threshold) or constraints on liquidity (free float of shares is low), and where the company is trading at below book value or is facing a real likelihood of substantial share sales; or where this amendment is bundled with other amendments which are clearly in shareholders’ interest.

Other Business

In connection with global proxies, vote in accordance with the Agent’s market-specific recommendations on management proposals for Other Business, generally AGAINST.

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ING INVESTORS TRUST
7337 East Doubletree Ranch Road

Scottsdale, AZ  85258

800-366-0066

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2009

ING Oppenheimer Active Allocation Portfolio (formerly, ING Oppenheimer Active Asset Allocation Portfolio)

Service Class Shares

This Statement of Additional Information (“SAI”) relates to ING Oppenheimer Active Allocation Portfolio (“Portfolio”), a series of ING Investors Trust (“Trust”).  The prospectus (“Prospectus”) for the Portfolio dated May 1, 2009, that provides the basic information you should know before investing in the Portfolio, may be obtained without charge from the Portfolio or the Portfolio’s principal underwriter, ING Funds Distributor, LLC (“ING Funds Distributor” or “Distributor”) at the address listed above.  This SAI is not a prospectus, but is incorporated therein by reference and should be read in conjunction with the Prospectus dated May 1, 2009 which has been filed with the U.S. Securities and Exchange Commission (“SEC”).  Capitalized terms used in this SAI have the same meaning as in the Prospectus, and some additional terms are defined particularly for this SAI.

The information in this SAI expands on information contained in the Prospectus and any supplements thereto.  Copies of the Portfolio’s Prospectus and annual or un-audited semi-annual shareholder reports, when available, may be obtained upon request and without charge by contacting the Trust at the address or phone number written above.

Shares of the Portfolio are sold to insurance company separate accounts, so that the Portfolio may serve as an investment option under variable life insurance policies and variable annuity contracts issued by insurance companies (“Variable Contracts”).  The Portfolio also may sell its shares to certain other investors, such as qualified pension and retirement plans (“Qualified Plans”), insurance companies, and any investment adviser to the Portfolio, as well as to the general accounts of any insurance company whose separate account holds shares of the Portfolio.  Shares of the Portfolio are currently offered to separate accounts (“Variable Accounts”) of insurance companies that are subsidiaries of ING Groep N.V.  For information on allocating premiums and cash values under the terms of the Variable Contracts, see the prospectus for your Variable Contract.

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INTRODUCTION	4
HISTORY OF THE TRUST	4
DESCRIPTION OF SECURITIES AND INVESTMENT TECHNIQUES	4
INVESTMENT RESTRICTIONS	56
MANAGEMENT OF THE TRUST	58
ADVISER	71
SUB-ADVISER	73
OTHER INFORMATION ABOUT PORTFOLIO MANAGERS	73
EXPENSE LIMITATION AGREEMENT	75
ADMINISTRATOR	75
DISTRIBUTION OF TRUST SHARES	76
CODE OF ETHICS	77
DISCLOSURE OF THE PORTFOLIO’S PORTFOLIO SECURITIES	77
PROXY VOTING PROCEDURES	79
BROKERAGE ALLOCATION AND TRADING POLICIES	79
PORTFOLIO TURNOVER	84
NET ASSET VALUE	85
PERFORMANCE INFORMATION	86
TAXES	88
OTHER INFORMATION	91
FINANCIAL STATEMENTS	94
APPENDIX A: DESCRIPTION OF BOND RATINGS	A-1
APPENDIX B: PROXY VOTING PROCEDURES AND GUIDELINES	B-1

3

INTRODUCTION

This SAI is designed to elaborate upon information contained in the Prospectus for the Service Class (“Class S”) shares of the Portfolio, including the discussion of certain securities and investment techniques.  The more detailed information contained in this SAI is intended solely for investors who have read the Prospectus and are interested in a more detailed explanation of certain aspects of some of the Portfolio’s securities and some investment techniques.  Some of the Portfolio’s investment techniques are described only in the Prospectus and are not repeated herein.  Unless otherwise noted, the Portfolio may invest up to 5% of its assets in any type of security or investment not specifically noted in the Prospectus or this SAI that the investment adviser, ING Investments, LLC (“ING Investments” or “Adviser”) or the sub-adviser, OppenheimerFunds, Inc (“OppenheimerFunds” or “Sub-Adviser”) reasonably believes is compatible with the investment objectives and polices of the Portfolio.  Captions and defined terms in this SAI generally correspond to like captions and terms in the Prospectus.  Terms not defined herein have the meanings given to them in the Prospectus.

HISTORY OF THE TRUST

The Trust is a Massachusetts business trust established under an Agreement and Declaration of Trust dated August 3, 1988, as an open-end management investment company and currently consists of 62 investment portfolios.  The Trust is authorized to issue multiple Portfolios and classes of shares, each with different investment objectives, policies and restrictions.  This SAI pertains only to ING Oppenheimer Active Allocation Portfolio.

Effective May 1, 2003, the name of the Trust changed from The GCG Trust to ING Investors Trust.   On January 31, 1992, the name of the Trust was changed from The Specialty Managers Trust to The GCG Trust.

DESCRIPTION OF SECURITIES AND INVESTMENT TECHNIQUES

The Portfolio normally invest all of its assets in shares of mutual funds managed by Oppenheimer (“Underlying Funds”), as described in the Prospectus. The investment techniques described below may be pursued directly by the Underlying Funds.  From time to time, the Portfolio may also invest in the securities of individual issuers directly, as described below.  The risks of such direct investments in those securities are the same risks that the securities have in the portfolios of the Underlying Funds.  However, the Portfolio may have greater exposure to such securities, and therefore to such risks, when it makes a direct investment.  The Portfolio is also subject to the risks described below indirectly through its investment in the Underlying Funds.

FIXED-INCOME INVESTMENTS

Adjustable Rate Mortgage Securities

Certain of the Underlying Funds may invest in adjustable rate mortgage securities (“ARMS”).  ARMS are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates. Generally, ARMS have a specified maturity date and amortize principal over their life. In periods of declining interest rates, there is a reasonable likelihood that ARMS will experience increased rates of prepayment of principal. However, the major difference between ARMS and fixed-rate mortgage securities is that the interest rate and the rate of amortization of principal of ARMS can and do change in accordance with movements in a particular, pre-specified, published interest rate index.

The amount of interest on ARMS is calculated by adding a specified amount, the “margin,” to the index, subject to limitations on the maximum and minimum interest that can be charged to the mortgagor during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period. Because the interest rate on ARMS generally moves in the same direction as market interest rates, the market value of ARMS tends to be more stable than that of long-term fixed-rate securities.

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There are two main categories of indices which serve as benchmarks for periodic adjustments to coupon rates on ARMS: those based on U.S. Treasury securities and those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of the Portfolio, the National Median Cost of the Portfolio, the one-month or three-month London Interbank Offered Rate (“LIBOR”), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Home Loan Bank Cost of Funds index (often related to ARMS issued by Federal National Mortgage Association), tend to lag changes in market rate levels and tend to be somewhat less volatile.

Agency Mortgage Securities

Certain of the Underlying Funds may invest in mortgage-backed securities issued or guaranteed by the U.S. government, foreign governments or any of their agencies, instrumentalities or sponsored enterprises.  There are several types of agency mortgage securities currently available, including, but not limited to, guaranteed mortgage pass-through certificates and multiple class securities.

Asset-Backed Securities

Certain of the Underlying Funds may invest in asset-back securities. Asset-backed securities represent individual interests in pools of consumer loans, home equity loans, trade receivables, credit card receivables, and other debt and are similar in structure to mortgage-backed securities. The assets are securitized either in a pass-through structure (similar to a mortgage pass-through structure) or in a pay-through structure (similar to a collateralized mortgage obligation structure). Asset-backed securities may be subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of certain types of loans underlying asset-backed securities can be expected to accelerate. Accordingly, an Underlying Fund’s ability to maintain positions in these securities will be affected by reductions in the principal amount of the securities resulting from prepayments, and the Underlying Fund must reinvest the returned principal at prevailing interest rates, which may be lower. Asset-backed securities may also be subject to extension risk during periods of rising interest rates.  In the case of privately-issued mortgage-related and asset-backed securities, the Portfolio takes the position that such instruments do not represent interests in any particular industry or group of industries.

Asset-backed securities entail certain risks not presented by mortgage-backed securities. The collateral underlying asset-backed securities may be less effective as security for payments than real estate collateral. Debtors may have the right to set off certain amounts owed on the credit cards or other obligations underlying the asset-backed security, or the debt holder may not have a first (or proper) security interest in all of the obligations backing the receivable because of the nature of the receivable or state or federal laws protecting the debtor. Certain collateral may be difficult to locate in the event of default, and recoveries on depreciated or damaged collateral may not fully cover payments due on these securities.

Asset-backed securities can also include collateralized putable notes (“CPNs”).  CPNs represent interests in the most senior tranche of collateralized debt obligations and benefit from a put option provided by a highly rated counterparty.  CPNs are also backed by interests in various assets, including other asset-backed securities, residential mortgage-backed securities, collateralized mortgage-backed securities and other instruments.

The principal on asset-backed securities, like mortgage-related securities, may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and commercial mortgage-backed securities generally experience less prepayment than residential mortgage-related securities. In periods of falling interest rates when liquidity is available to borrowers, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates.  During such periods, reinvestment of the prepayment proceeds by an Underlying Fund will generally be

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at lower rates of return than the return on the assets which were prepaid. Certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection. An Underlying Fund’s investments in commercial mortgage-backed securities with several classes may be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit and prepayment risks. Certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection.  While asset-backed securities are designed to allocate risk from pools of their underlying assets, the risk allocation techniques may not be successful, which could lead to the credit risk of these investments being greater than indicated by their ratings. The value of asset-backed securities may be further affected by downturns in the credit markets or the real estate market.  It may be difficult to value these instruments because of the transparency or liquidity of some underlying investments, and these instruments may not be liquid.  Finally, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

Certain asset-backed instruments such as collateralized debt obligations, collateralized mortgage obligations, structured investment vehicles and others are designed to allocate risk from pools of assets.  Some of these instruments may have exposure to subprime loans or subprime mortgages, which are loans to persons with impaired credit ratings.  However, it may be difficult to determine which instruments have exposure to subprime loans or mortgages.  Furthermore, the risk allocation techniques employed by these instruments may not be successful, which could lead to the credit risk of these instruments being greater than indicated by their ratings.  The value of these instruments may be further affected by downturns in the credit markets or the real estate market.  It may be difficult to value these instruments because of concerns about their transparency.  These instruments may not be liquid.

Banking Industry and Savings Industry Obligations

Certain of the Underlying Funds may invest in: (1) certificates of deposit, time deposits, bankers’ acceptances, and other short-term debt obligations issued by commercial banks and in; (2) certificates of deposit, time deposits, and other short-term debt obligations issued by savings and loan associations (“S&Ls”).  Certain of the Underlying Funds also may invest in obligations of foreign branches of commercial banks and foreign banks so long as the securities are U.S. dollar-denominated, and others may invest in obligations of foreign branches of commercial banks and foreign banks if the securities are not U.S. dollar-denominated. (See “Foreign Securities” discussion in this SAI for further information regarding risks attendant with investment in foreign securities.)

Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, which are normally drawn by an importer or exporter to pay for specific merchandise, and which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed-time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed-time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed-time deposit to a third party, because there is no market for such deposits. An Underlying Fund will not invest in fixed-time deposits: (1) which are not subject to prepayment; or (2) which provide for withdrawal penalties upon prepayment (other than overnight deposits), if, in the aggregate, more than 10% or 15%, depending on the Underlying Fund, of its net assets would be invested in such deposits, in repurchase agreements maturing in more than seven days, and in other illiquid assets.

Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of U.S. banks, which include: (1) the possibility that their liquidity could be impaired because of future political and economic developments; (2) their obligations may be less marketable than comparable obligations of U.S. banks; (3) a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; (4) foreign deposits may be seized or nationalized; (5) foreign governmental restrictions, such as

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exchange controls, may be adopted which might adversely affect the payment of principal and interest on those obligations; and (6) the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks and/or because the accounting, auditing, and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks.  Foreign banks are not generally subject to examination by any U.S. government agency or instrumentality.

Certain of the Underlying Funds invest only in bank and S&L obligations as specified in that Underlying Fund’s investment policies.  Other Underlying Funds will not invest in obligations issued by a commercial bank or S&L unless:

(i)            the bank or S&L has total assets of at least $1 billion, or the equivalent in other currencies, and the institution has outstanding securities rated A or better by Moody’s Investors Service, Inc. (“Moody’s) or Standard and Poor’s Ratings Services (“Standard & Poor’s” or “S&P”), or, if the institution has no outstanding securities rated by Moody’s or Standard & Poor’s, it has, in the determination of the Sub-Adviser, similar creditworthiness to institutions having outstanding securities so rated;

(ii)         in the case of a U.S. bank or S&L, its deposits are insured by the Federal Deposit Insurance Corporation (“FDIC”) or the Savings Association Insurance Fund (“SAIF”), as the case may be; and

(iii)      in the case of a foreign bank, the security is, in the determination of the Sub-Adviser, of an investment quality comparable with other debt securities that may be purchased by the Underlying Fund.  These limitations do not prohibit investments in securities issued by foreign branches of U.S. banks, provided such U.S. banks meet the foregoing requirements.

Brady Bonds

Certain of the Underlying Funds may invest in Brady Bonds.  “Brady Bonds” are created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the “Brady Plan”). Brady Bonds are not considered U.S. government securities and are considered speculative.  Brady Bonds may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and are actively traded in the over-the-counter secondary market.

Certain Brady Bonds may be collateralized as to principal due at maturity by U.S. Treasury zero-coupon bonds with a maturity equal to the final maturity of the bonds, although the collateral is not available to investors until the final maturity of the bonds.  Collateral purchases are financed by the International Monetary Fund, the World Bank and the debtor nation’s reserves.  Although Brady Bonds may be collateralized by U.S. government securities, the U.S. government does not guarantee the repayment of principal and interest.  In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities in countries issuing Brady Bonds, investments in Brady Bonds may be viewed as speculative.  Brady Bonds acquired by an Underlying Fund might be subject to restructuring arrangements or to requests for new credit, which may reduce the value of the Brady Bonds held by the Underlying Fund.

Collateralized Debt Obligations

Certain of the Underlying Funds may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment-grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment-

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grade or equivalent unrated loans.

For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield.  The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which an Underlying Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized as illiquid securities; however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions under the Securities Act of 1933.  In addition to the normal risks associated with fixed-income securities discussed elsewhere in this SAI and the Prospectus (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Underlying Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations

Certain of the Underlying Funds may invest in collateralized mortgage obligations (“CMOs”). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal are paid, in most cases, semi-annually.  CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the Government National Mortgage Association (“GNMA”), the Federal Home Loan Mortgage Corporation (“FHLMC”), or the Federal National Mortgage Association (“FNMA”) (each as described below), and their income streams.

CMOs are structured into multiple classes, each bearing a different stated maturity.  Actual maturity and average life will depend upon the prepayment experience of the collateral.  CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid.  Monthly payment of principal received from the pool of underlying investors, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired.  An investor is partially guarded against a sooner-than-desired return of principal because of the sequential payments.

In a typical CMO transaction, a corporation (“issuer”) issues multiple portfolios (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”).  The Collateral is pledged to a third-party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z.  The portfolio A, B, and C Bonds all bear current interest.  Interest on the portfolio Z Bond is accrued and added to the principal; a like amount is paid as principal on the portfolio A, B, or C Bond currently being paid off. When the portfolio A, B, and C Bonds are paid in full, interest and principal on the portfolio Z Bond begin to be paid currently.  With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or S&Ls) to borrow against their loan portfolios.

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Commercial Mortgage-Backed Securities

Certain of the Underlying Funds may invest in commercial mortgage-backed securities.  Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property.  The market for commercial mortgage-backed securities has developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants.  Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Commercial Paper

Commercial paper consists of short-term (usually from 1- to 270-days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

All of the Underlying Funds may invest in commercial paper (including variable rate master demand notes and extendable commercial notes (“ECN”)), denominated in U.S. dollars, issued by U.S. corporations or foreign corporations.  Unless otherwise indicated in the investment policies for an Underlying Fund, an Underlying Fund may invest in commercial paper: (i) rated, at the date of investment, Prime-1 or Prime-2 by Moody’s or A-1 or A-2 by Standard & Poor’s; (ii) if not rated by either Moody’s or Standard & Poor’s, issued by a corporation having an outstanding debt issue rated A or better by Moody’s or Standard & Poor’s; or (iii) if not rated, are determined to be of an investment quality comparable to rated commercial paper in which an Underlying Fund may invest.

Commercial paper obligations may include variable rate master demand notes.  These notes are obligations that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements between an Underlying Fund, as lender, and the borrower.  These notes permit daily changes in the amounts borrowed.  The lender has the right to increase or to decrease the amount under the note at any time up to the full amount provided by the note agreement; and the borrower may prepay up to the full amount of the note without penalty.  Because variable amount master demand notes are direct lending arrangements between the lender and borrower, and because no secondary market exists for those notes, such instruments will probably not be traded.  However, the notes are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time.  In connection with master demand note arrangements, the Sub-Adviser that invests in commercial paper will monitor, on an ongoing basis, the earning power, cash flow, and other liquidity ratios of the borrower and its ability to pay principal and interest on demand.  The Sub-Adviser also will consider the extent to which the variable amount master demand notes are backed by bank letters of credit.  These notes generally are not rated by Moody’s or Standard & Poor’s; the Underlying Fund may invest in them only if the Sub-Adviser believes that at the time of investment, the notes are of comparable quality to the other commercial paper in which the Underlying Fund may invest.  Master demand notes are considered by the Underlying Fund to have a maturity of one day, unless the Sub-Adviser has reason to believe that the borrower could not make immediate repayment upon demand.  See Appendix A for a description of Moody’s and Standard & Poor’s ratings applicable to commercial paper.  For purposes of limitations on purchases of restricted securities, commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933, as amended (“1933 Act”) as part of a private placement that meets liquidity standards under procedures adopted by the Trust’s Board of Trustees (“Board”) shall not be considered to be restricted.

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Corporate Debt Securities

Certain of the Underlying Funds may invest in corporate debt securities, as stated in the Underlying Funds’ investment objectives and policies in the relevant Prospectus or in this SAI.  Corporate debt securities include corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities.  Some Underlying Funds may invest only in debt securities that are investment-grade, i.e., rated BBB or better by S&P or Baa or better by Moody’s, or, if not rated by S&P or Moody’s, of equivalent quality as determined by the Sub-Adviser.

The investment return on a corporate debt security reflects interest earnings and changes in the market value of the security. The market value of corporate debt obligations may be expected to rise and fall inversely with interest rates generally.  There also is a risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. Bonds rated BBB or Baa, which are considered medium-grade category bonds, do not have economic characteristics that provide the high degree of security with respect to payment of principal and interest associated with higher rated bonds, and generally have some speculative characteristics.  A bond will be placed in this rating category where interest payments and principal security appear adequate for the present, but economic characteristics that provide longer term protection may be lacking. Any bond, and particularly those rated BBB or Baa, may be susceptible to changing conditions, particularly to economic downturns, which could lead to a weakened capacity to pay interest and principal.

New issues of certain debt securities are often offered on a when-issued or firm-commitment basis; that is, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment, but delivery and payment for the securities normally take place after the customary settlement time.  The value of when-issued securities or securities purchased on a firm-commitment basis may vary prior to and after delivery depending on market conditions and changes in interest rate levels.  However, the Underlying Fund will not accrue any income on these securities prior to delivery.  The Underlying Fund will maintain in a segregated account with its custodian, or earmark on its records, an amount of cash or high quality debt securities equal (on a daily marked-to-market basis) to the amount of its commitment to purchase the when-issued securities or securities purchased on a firm-commitment basis.

Moody’s or S&P do not rate many securities of foreign issuers; therefore, the selection of such securities depends, to a large extent, on the credit analysis performed or used by the Underlying Fund’s adviser.

Credit-Linked Notes

Certain of the Underlying Funds may invest in credit-linked notes (“CLN”). A CLN is generally issued by one party with a credit option, or risk, linked to a second party.  The embedded credit option allows the first party to shift a specific credit risk to the CLN holder, or the Portfolio in this case. The CLN is issued by a trust, a special purpose vehicle, collateralized by AAA-rated securities. Because of its high ratings, a CLN may be purchased by an Underlying Fund in accordance with its investment objective.  The CLN’s price or coupon is linked to the performance of the reference asset of the second party. Generally, the CLN holder receives either a fixed or floating coupon rate during the life of the CLN and par at maturity. The cash flows are dependent on specified credit-related events. Should the second party default or declare bankruptcy, the CLN holder will receive an amount equivalent to the recovery rate. The CLN holder bears the risk of default by the second party and any unforeseen movements in the reference asset, which could lead to loss of principal and receipt of interest payments. In return for these risks, the CLN holder receives a higher yield. As with most derivative investments, valuation of a CLN is difficult due to the complexity of the security (i.e., the embedded option is not easily priced).  The Underlying Fund cannot assure that it can implement a successful strategy regarding this type of investment.

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Custodial Receipts and Trust Certificates

Certain of the Underlying Funds may invest in custodial receipts with respect to securities issued or guaranteed as to principal and interest by the U.S. government, its agencies, instrumentalities, political subdivisions or authorities.  These custodial receipts are known by various names, including “Treasury Receipts,” “Treasury Investors Growth Receipts” (“TIGRs”), and “Certificates of Accrual on Treasury Securities” (“CATS”).

Certain of the Underlying Funds may purchase custodial receipts representing the right to receive either the principal amount or the periodic interest payments or both with respect to specific underlying Municipal Bonds.  In a typical custodial receipt arrangement, an issuer or third party owner of Municipal Bonds deposits the bonds with a custodian in exchange for two classes of custodial receipts. The two classes have different characteristics, but, in each case, payments on the two classes are based on payments received on the underlying Municipal Bonds. In no event will the aggregate interest paid with respect to the two classes exceed the interest paid by the underlying Municipal Bond.  Custodial receipts are sold in private placements. The value of a custodial receipt may fluctuate more than the value of a Municipal Bond of comparable quality and maturity.

The custodial receipts and trust certificates may be underwritten by securities dealers or banks, representing interests in securities held by a custodian or trustee. The securities so held may include U.S. government securities, municipal securities or other types of securities in which the Underlying Fund may invest. The custodial receipts or trust certificates may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee.  For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. government or other issuers of the securities held by the custodian or trust. As a holder of custodial receipts and trust certificates, the Underlying Fund will bear its proportionate share of the fees and expenses charged to the custodial account or trust. Certain of the Underlying Funds also may invest in separately issued interests in custodial receipts and trust certificates.

Although under the terms of a custodial receipt the Underlying Fund would be typically authorized to assert its rights directly against the issuer of the underlying obligation, the Underlying Fund could be required to assert through the custodian bank those rights as may exist against the underlying issuers.  Thus, in the event an underlying issuer fails to pay principal and/or interest when due, the Underlying Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Underlying Fund had purchased a direct obligation of the issuer.  In addition, in the event that the trust or custodial account in which the underlying securities have been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying securities would be reduced in recognition of any taxes paid.

Certain custodial receipts and trust certificates may be synthetic or derivative instruments that have interest rates that reset inversely to changing short-term rates and/or have embedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate. Because some of these instruments represent relatively recent innovations, and the trading market for these instruments is less developed than the markets for traditional types of instruments, it is uncertain how these instruments will perform under different economic and interest-rate scenarios. Also, because these instruments may be leveraged, their market values may be more volatile than other types of municipal instruments and may present greater potential for capital gain or loss. The possibility of default by an issuer or the issuer’s credit provider may be greater for these derivative instruments than for other types of instruments. In some cases, it may be difficult to determine the fair value of a derivative instrument because of a lack of reliable objective information and an established secondary market for some instruments may not exist. In many cases, the Internal Revenue Service (“IRS”) has not ruled on whether the interest received on a tax-exempt derivative instrument is tax-exempt and, accordingly, purchases of such instruments by the Underlying Funds are based on the opinion of counsel to the sponsors of the instruments.

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Delayed Funding Loans and Revolving Credit Facilities

Certain of the Underlying Funds may enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term.  A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility.  Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest.  These commitments may have the effect of requiring the Underlying Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the Underlying Fund is committed to advancing additional funds, it will at all times segregate assets, determined to be liquid by the sub-adviser in accordance with procedures established by the Board, in an amount sufficient to meet such commitments.  Certain of the Underlying Funds may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Underlying Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.  The Underlying Fund will treat delayed funding loans and revolving credit facilities for which there is no readily available market as illiquid for purposes of the Underlying Fund’s limitation on illiquid investments.  Delayed funding loans and revolving credit facilities are considered to be debt obligations for purposes of the Underlying Fund’s investment restriction relating to the lending of funds or assets.

Eurodollar and Yankee Dollar Instruments

Certain of the Underlying Funds may invest in Eurodollar and Yankee Dollar instruments.  Eurodollar instruments are bonds that pay interest and principal in U.S. dollars held in banks outside the United States, primarily in Europe. Eurodollar instruments are usually issued on behalf of multinational companies and foreign governments by large underwriting groups composed of banks and issuing houses from many countries. Yankee Dollar instruments are U.S. dollar-denominated bonds issued in the United States by foreign banks and corporations. These investments involve risks that are different from investments in securities issued by U.S. issuers. (See “Foreign Investments.”)

Event-Linked Bonds

Certain of the Underlying Funds may invest in event-linked bonds.  Event-linked bonds are fixed-income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake or other physical or weather-related phenomenon. Some event-linked bonds are commonly referred to as “catastrophe bonds.”  If a trigger event occurs, the Underlying Fund may lose a portion or all of its principal invested in the bond.  Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred.  Event-linked bonds may also expose the Underlying Fund to certain unanticipated risks including, but not limited to, issuer (credit) default, adverse regulatory or jurisdictional interpretation, and adverse tax consequences.  Event-linked bonds may also be subject to liquidity risk.

Floating or Variable Rate Instruments

Floating or variable rate bonds normally provide that the holder can demand payment of the obligation on short notice at par with accrued interest.  Such bonds are frequently secured by letters of credit or other credit support arrangements provided by banks.  Floating or variable rate instruments provide for adjustments in the interest rate at specified intervals (weekly, monthly, semiannually, etc.).  An Underlying Fund would anticipate using these bonds as cash equivalents, pending longer-term investment of its funds.  Other longer term fixed-

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rate bonds, with a right of the holder to request redemption at certain times (often annually, after the lapse of an intermediate term), may also be purchased by an Underlying Fund.  These bonds are more defensive than conventional long-term bonds (protecting to some degree against a rise in interest rates), while providing greater opportunity than comparable intermediate term bonds since the Underlying Fund may retain the bond if interest rates decline.  By acquiring these kinds of bonds, an Underlying Fund obtains the contractual right to require the issuer of the security, or some other person (other than a broker or dealer), to purchase the security at an agreed upon price, which right is contained in the obligation itself rather than in a separate agreement with the seller or some other person.

FNMA and FHLMC Mortgage-Backed Obligations

Certain of the Underlying Funds may invest in FNMA and FHLMC mortgage-backed obligations. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include the FNMA and the FHLMC.  FNMA, a federally chartered and privately owned corporation, issues pass-through securities representing interests in a pool of conventional mortgage loans.  FNMA guarantees the timely payment of principal and interest, but this guarantee is not backed by the full faith and credit of the U.S. government.  FNMA also issues real estate mortgage investment conduits (“REMICs”) certificates (“REMIC Certificates”), which represent an interest in a trust funded with FNMA Certificates. REMIC Certificates are guaranteed by FNMA, and not by the full faith and credit of the U.S. government.

FNMA is a government-sponsored corporation owned entirely by private stockholders.  It is subject to general regulation by the Secretary of Housing and Urban Development.  FNMA conventional (i.e., not insured or guaranteed by any government agency) purchases residential mortgages from a list of approved seller/servicers that include state and federally chartered S&Ls, mutual savings banks, commercial banks, credit unions, and mortgage bankers.  FHLMC, a corporate instrumentality of the United States, was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing.  Its stock is owned by the twelve Federal Home Loan Banks.  FHLMC issues Participation Certificates (“PCs”) which represent interests in conventional mortgages from FHLMC’s national portfolio.  FHLMC guarantees the timely payment of interest and ultimate collection of principal and maintains reserves to protect holders against losses due to default.  PCs are not backed by the full faith and credit of the U.S. government.  As is the case with GNMA Certificates, the actual maturity and realized yield on particular FNMA and FHLMC pass-through securities will vary based on the prepayment experience of the underlying pool of mortgages.

Foreign Bank Obligations

Certain of the Underlying Funds may invest in foreign bank obligations. Obligations of foreign banks and foreign branches of U.S. banks involve somewhat different investment risks from those affecting obligations of U.S. banks, including the possibilities that liquidity could be impaired because of future political and economic developments; the obligations may be less marketable than comparable obligations of U.S. banks; a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; foreign deposits may be seized or nationalized; foreign governmental restrictions (such as foreign exchange controls) may be adopted which might adversely affect the payment of principal and interest on those obligations; and the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks. In addition, the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. In that connection, foreign banks are not subject to examination by any U.S. government agency or instrumentality.

Foreign Mortgage-Related Securities

Certain of the Underlying Funds may invest in foreign mortgage-related securities. Foreign mortgage-related securities are interests in pools of mortgage loans made to residential homebuyers domiciled in a foreign country. These include mortgage loans made by trust and mortgage loan companies, credit unions, chartered banks, and others. Pools of mortgage loans are assembled as securities for sale to investors by various

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governmental, government-related and private organizations (e.g., Canada Mortgage and Housing Corporation and First Australian National Mortgage Acceptance Corporation Limited). The mechanics of these mortgage-related securities are generally the same as those issued in the United States. However, foreign mortgage markets may differ materially from the U.S. mortgage market with respect to matters such as the sizes of loan pools, pre-payment experience, and maturities of loans.

GNMA Certificates

Certain of the Underlying Funds may invest in GNMA certificates (“GNMA Certificates”).  GNMA Certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans on which timely payment of interest and principal is guaranteed by the full faith and credit of the U.S. government.  GNMA is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as S&Ls, commercial banks, and mortgage bankers) and backed by pools of Federal Housing Administration (“FHA”)-insured or Veterans Administration (“VA”) -guaranteed mortgages.

Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates.  Instead, these securities provide a periodic payment which consists of both interest and principal payments.  In effect, these payments are a “pass-through” of the periodic payments made by the individual borrowers on the residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred.  Mortgage-backed securities issued by GNMA are described as “modified pass-through” securities.  These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates, regardless of whether or not the mortgagor actually makes the payment. Although GNMA guarantees timely payment even if homeowners delay or default, tracking the “pass-through” payments may, at times, be difficult. Expected payments may be delayed due to the delays in registering the newly traded paper securities.  The custodian’s policies for crediting missed payments while errant receipts are tracked down may vary.  Other mortgage-backed securities, such as those of the FHLMC and the FNMA, trade in book-entry form and should not be subject to the risk of delays in timely payment of income.

Although the mortgage loans in the pool will have maturities of up to 30 years, the actual average life of the GNMA Certificates typically will be substantially less because the mortgages will be subject to normal principal amortization and may be prepaid prior to maturity.  Early repayments of principal on the underlying mortgages may expose the Underlying Fund to a lower rate of return upon reinvestment of principal.  Prepayment rates vary widely and may be affected by changes in market interest rates.  In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the GNMA Certificates.  Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the GNMA Certificates. Accordingly, it is not possible to accurately predict the average life of a particular pool.  Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current rates, GNMA Certificates can be less effective than typical bonds of similar maturities at “locking in” yields during periods of declining interest rates, although they may have comparable risks of decline in value during periods of rising interest rates.

Guaranteed Investment Contracts

Certain of the Underlying Funds may invest in guaranteed investment contracts (“GICs”).  GICs are issued by insurance companies.  Pursuant to such contracts, an Underlying Fund makes cash contributions to a deposit portfolio of the insurance company’s general account.  The insurance company then credits to the Underlying Fund on a monthly basis guaranteed interest, which is based on an index.  The GICs provide that this

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guaranteed interest will not be less than a certain minimum rate.  The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit portfolio.  In addition, because an Underlying Fund may not receive the principal amount of a GIC from the insurance company on seven days’ notice or less, the GIC is considered an illiquid investment, and, together with other instruments invested in by an Underlying Fund which are not readily marketable, will not exceed the allowable limit for illiquid securities. The term of a GIC will be one year or less. In determining average weighted portfolio maturity, a GIC will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate.

High-Yield Bonds

Certain of the Underlying Funds may invest in high-yield bonds.  “High-Yield Bonds” (commonly referred to as “junk bonds”), are bonds rated lower than Baa3 by Moody’s or BBB- by Standard & Poor’s, or, if not rated by Moody’s or Standard & Poor’s, of equivalent quality.  In general, high-yield bonds are not considered to be investment-grade and investors should consider the risks associated with high-yield bonds before investing in a Portfolio that invests in an Underlying Fund that holds high-yield securities in its portfolio. Investment in such securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but it also typically entails greater price volatility and principal and income risk.

Investment in high-yield bonds involves special risks in addition to the risks associated with investments in higher rated debt securities.  High-yield bonds are regarded as predominately speculative with respect to the issuer’s continuing ability to meet principal and interest payments.  Many of the outstanding high-yield bonds have not endured a lengthy business recession.  A long-term track record on bond default rates, such as that for investment-grade corporate bonds, does not exist for the high-yield market.  Analysis of the creditworthiness of issuers of debt securities, and the ability of an Underlying Fund to achieve its investment objective may, to the extent of investment in high-yield bonds, be more dependent upon such creditworthiness analysis than would be the case if the Underlying Fund were investing in higher quality bonds.

High-yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment-grade bonds.  The prices of high-yield bonds have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse downturns or individual corporate developments.  A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high-yield bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities.  If an issuer of high-yield bonds defaults, in addition to risking payment of all or a portion of interest and principal, the Underlying Fund may incur additional expenses to seek recovery.  In the case of high-yield bonds structured as zero-coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities that pay interest periodically and in cash.  There are also special tax considerations associated with investing in high-yield securities structured as zero-coupon or pay-in-kind securities.

The secondary market in which high-yield bonds are traded may be less liquid than the market for higher-grade bonds.  Less liquidity in the secondary trading market could adversely affect the price at which the Underlying Fund could sell a high-yield bond and could adversely affect and cause large fluctuations in the daily net asset value (“NAV”) of the Underlying Funds’ shares.  Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield bonds, especially in a thinly traded market.  When secondary markets for high-yield bonds are less liquid than the market for higher grade bonds, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

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There are also certain risks involved in using credit ratings for evaluating high-yield bonds.  For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high-yield bonds.  Also, credit rating agencies may fail to reflect subsequent events.

Industrial Development and Pollution Control Bonds

The Portfolio may invest in tax-exempt industrial development bonds and pollution control bonds, which are revenue bonds and generally are not payable from the unrestricted revenues of an issuer.  They are issued by or on behalf of public authorities to raise money to finance privately operated facilities for business, manufacturing, housing, sport complexes and pollution control.  Consequently, the credit quality of these securities is dependent upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations.

Inflation-Indexed Bonds

Certain of the Underlying Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation.  If the index measuring inflation falls, the principal will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.  Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds.  For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Short-term increases in inflation may lead to a decline in value. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Loan Participations

Certain of the Underlying Funds may purchase participations in commercial loans.  Such indebtedness may be secured or unsecured.  Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates.  Certain of the Underlying Funds may participate in such syndications, or can buy part of a loan, becoming a part lender.  The participation interests in which the Underlying Funds intend to invest may not be rated by any nationally recognized rating service.

When purchasing loan participations, the Underlying Funds may assume the credit risk associated with the corporate borrower, and may assume the credit risk associated with an interposed bank or other financial intermediary.  Unless, under the terms of a loan or other indebtedness an Underlying Fund has direct recourse against a borrower, the Underlying Fund may have to rely on the interposed agent bank or other financial intermediary to apply appropriate credit remedies against the borrower.  In the event that an agent bank or financial intermediary becomes insolvent, the Underlying Fund might incur costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest.  If an Underlying Fund does not receive scheduled interest or principal payments on such indebtedness, its share price and yield could be adversely affected.  If a loan is collateralized, there can be no assurance that liquidating the collateral would satisfy the corporate borrower’s obligation or that the collateral can be liquidated.  If an Underlying Fund invests in loan participations with poor credit quality, the Underlying Fund bears a substantial risk of losing the entire amount

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invested.  Investments in loans through a direct assignment of a financial institution’s interests with respect to the loan may involve additional risks to the Underlying Fund.  For example, if a loan is foreclosed, an Underlying Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral.

Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale.  The valuation of illiquid indebtedness involves a greater degree of judgment in determining an Underlying Fund’s NAV than if that value were based on available market quotations, and could result in significant variations in the Underlying Fund’s daily share price.

Moral Obligation Securities

Certain of the Underlying Funds may invest in moral obligation securities. Municipal securities may include “moral obligation” securities, which are usually issued by special purpose public authorities. A moral obligation bond is a type of state-issued municipal bond which is backed by a moral, not a legal obligation. If the issuer of moral obligation bonds cannot fulfill its financial responsibilities from current revenues, it may draw upon a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality, which created the issuer.

Mortgage-Backed Securities

Certain of the Underlying Funds may invest in mortgage-backed securities that meet its credit quality and portfolio maturity requirements. Mortgage-backed securities represent participation interests in pools of adjustable and fixed-rate mortgage loans secured by real property.  (See “U.S. Government Securities.”)

Unlike conventional debt obligations, mortgage-backed securities provide monthly payments derived from the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans.  The mortgage loans underlying mortgage-backed securities are generally subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment.  Under certain interest rate and prepayment scenarios, an Underlying Fund may fail to recover the full amount of its investment in mortgage-backed securities notwithstanding any direct or indirect governmental or agency guarantee.  Since faster than expected prepayments must usually be invested in lower yielding securities, mortgage-backed securities are less effective than conventional bonds in “locking” in a specified interest rate.  In a rising interest rate environment, a declining prepayment rate may extend the average life of many mortgage-backed securities.  Extending the average life of a mortgage-backed security reduces its value and increases the risk of depreciation due to future increases in market interest rates.

Some of these mortgage-related securities may have exposure to sub prime loans or sub prime mortgages, which are loans to persons with impaired credit ratings.  However, it may be difficult to determine which securities have exposure to sub prime loans or mortgages.  Furthermore, the risk allocation techniques employed by these instruments may not be successful, which could lead to the credit risk of these instruments being greater than indicated by their ratings.  The value of these instruments may be further affected by downturns in the credit markets or the real estate market.  It may be difficult to value these instruments because of concerns about their transparency.  These instruments may not be liquid.

Municipal Lease Obligations

Certain of the Underlying Funds may invest in municipal lease obligations, which are lease obligations or installment purchase contract obligations of municipal authorities or entities. Although lease obligations do not constitute general obligations of the municipality for which its taxing power is pledged, a lease obligation is ordinarily backed by the municipality’s covenant to budget for, appropriate and make the payment due under the lease obligation. The Underlying Funds may also purchase “certificates of participation,” which are

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securities issued by a particular municipality or municipal authority to evidence a proportionate interest in base rental or lease payments relating to a specific project to be made by the municipality, agency or authority.  However, certain lease obligations contain “non-appropriation” clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in any year unless money is appropriated for such purpose for such year. Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of default and foreclosure might prove difficult.  In addition, these securities represent a relatively new type of financing, and certain lease obligations may therefore be considered to be illiquid securities.

An Underlying Fund will attempt to minimize the special risks inherent in municipal lease obligations and certificates of participation by purchasing only lease obligations which meet the following criteria: (1) rated A or better by at least one nationally recognized securities rating organization; (2) secured by payments from a governmental lessee which has actively traded debt obligations; (3) determined by the Sub-Adviser to be critical to the lessee’s ability to deliver essential services; and (4) contain legal features which the Sub-Adviser deems appropriate, such as covenants to make lease payments without the right of offset or counterclaim, requirements for insurance policies, and adequate debt service reserve funds.

Municipal Securities

Certain of the Underlying Funds may invest in securities issued by states, municipalities, and other political subdivisions, agencies, authorities, and instrumentalities of states and multi-state agencies or authorities. Municipal securities include debt obligations the interest on which, in the opinion of bond counsel to the issuer at the time of issuance, is exempt from federal income tax (“Municipal Bonds”).  Municipal Bonds share the attributes of debt/fixed-income securities in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities.  Municipal Bonds are subject to credit and market risk.  Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues.

Participation on Creditors Committees

Certain of the Underlying Funds may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Underlying Fund.  Such participation may subject the Underlying Fund to expenses such as legal fees and may make the Underlying Fund an “insider” of the issuer for purposes of the federal securities laws, and therefore may restrict such Underlying Fund’s ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so.  Participation by an Underlying Fund on such committees also may expose the Underlying Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. The Underlying Fund will participate on such committees only when the Sub-Adviser believes that such participation is necessary or desirable to enforce the Underlying Fund’s rights as a creditor or to protect the value of securities held by the Underlying Fund.

Privately-Issued Mortgage-Backed Securities

Certain of the Underlying Funds may invest in privately issued mortgage-backed securities. Mortgage-backed securities may also be issued by trusts or other entities formed or sponsored by private originators of, and institutional investors in, mortgage loans and other foreign or domestic non-governmental entities (or represent custodial arrangements administered by such institutions).  These private originators and institutions include domestic and foreign S&Ls, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing.  Privately-issued mortgage-backed securities are generally backed by pools of conventional (i.e., non-government guaranteed or insured) mortgage loans.

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These mortgage-backed securities are not guaranteed by an entity having the credit standing of a U.S. government agency. In order to receive a high quality rating, they normally are structured with one or more types of “credit enhancement.” These credit enhancements fall generally into two categories: (1) liquidity protection; and (2) protection against losses resulting after default by a borrower and liquidation of the collateral. Liquidity protection refers to the providing of cash advances to holders of mortgage-backed securities when a borrower on an underlying mortgage fails to make its monthly payment on time.  Protection against losses resulting after default and liquidation is designed to cover losses resulting when, for example, the proceeds of a foreclosure sale are insufficient to cover the outstanding amount on the mortgage. This protection may be provided through guarantees, insurance policies or letters of credit, through various means of structuring the transaction or through a combination of such approaches.

Savings Association Obligations

Certain of the Underlying Funds may invest in certificates of deposit (interest-bearing time deposits) issued by savings banks or S&Ls that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. government.

Short-Term Municipal Obligations

Certain of the Underlying Funds may invest in short-term municipal obligations.  These securities include the following:

Tax Anticipation Notes are used to finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable from these specific future taxes. They are usually general obligations of the issuer, secured by the taxing power of the municipality for the payment of principal and interest when due.

Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Program. They also are usually general obligations of the issuer.

Bond Anticipation Notes normally are issued to provide interim financing until long-term financing can be arranged. The long-term bonds then provide the money for the repayment of the notes.

Construction Loan Notes are sold to provide construction financing for specific projects. After successful completion and acceptance, many projects receive permanent financing through the FNMA or the GNMA.

Short-Term Discount Notes (tax-exempt commercial paper) are short-term (365 days or less) promissory notes issued by municipalities to supplement their cash flow.

Stripped Mortgage-Backed Securities

Certain of the Underlying Funds may invest in stripped mortgage-backed securities (“SMBS”). SMBS are derivative multi-class mortgage securities.  SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including S&Ls, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets.  A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal.  In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class).  The

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yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on an Underlying Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Underlying Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed.  As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed “illiquid” and subject to the Underlying Funds’ limitations on investment in illiquid securities.

Subordinated Mortgage Securities

Certain of the Underlying Funds may invest in subordinated mortgage securities.  Subordinated mortgage securities have certain characteristics and certain associated risks. In general, the subordinated mortgage securities in which an Underlying Fund may invest consist of a series of certificates issued in multiple classes with a stated maturity or final distribution date. One or more classes of each series may be entitled to receive distributions allocable only to principal, principal prepayments, interest or any combination thereof prior to one or more other classes, or only after the occurrence of certain events, and may be subordinated in the right to receive such distributions on such certificates to one or more senior classes of certificates. The rights associated with each class of certificates are set forth in the applicable pooling and servicing agreement, form of certificate and offering documents for the certificates.

The subordination terms are usually designed to decrease the likelihood that the holders of senior certificates will experience losses or delays in the receipt of their distributions and to increase the likelihood that the senior certificate holders will receive aggregate distributions of principal and interest in the amounts anticipated. Generally, pursuant to such subordination terms, distributions arising out of scheduled principal, principal prepayments, interest or any combination thereof that otherwise would be payable to one or more other classes of certificates of such series (i.e., the subordinated certificates) are paid instead to holders of the senior certificates. Delays in receipt of scheduled payments on mortgage loans and losses on defaulted mortgage loans are typically borne first by the various classes of subordinated certificates and then by the holders of senior certificates.

In some cases, the aggregate losses in respect of defaulted mortgage loans that must be borne by the subordinated certificates and the amount of the distributions otherwise distributable on the subordinated certificates that would, under certain circumstances, be distributable to senior certificate holders may be limited to a specified amount.  All or any portion of distributions otherwise payable to holders of subordinated certificates may, in certain circumstances, be deposited into one or more reserve accounts for the benefit of the senior certificate holders. Since a greater risk of loss is borne by the subordinated certificate holders, such certificates generally have a higher stated yield than the senior certificates.

Interest on the certificates generally accrues on the aggregate principal balance of each class of certificates entitled to interest at an applicable rate. The certificate interest rate may be a fixed rate, a variable rate based on current values of an objective interest index or a variable rate based on a weighted average of the interest rate on the mortgage loans underlying or constituting the mortgage assets. In addition, the underlying mortgage loans may have variable interest rates.

Generally, to the extent funds are available; interest accrued during each interest accrual period on each class of certificates entitled to interest is distributable on certain distribution dates until the aggregate principal balance of the certificates of such class has been distributed in full.  The amount of interest that accrues during any interest accrual period and over the life of the certificates depends primarily on the aggregate principal balance of the class of certificates, which, unless otherwise specified, depends primarily on the principal

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balance of the mortgage assets for each such period and the rate of payment (including prepayments) of principal of the underlying mortgage loans over the life of the Trust.

A series of certificates may consist of one or more classes as to which distributions allocable to principal will be allocated. The method by which the amount of principal to be distributed on the certificates on each distribution date is calculated and the manner in which such amount could be allocated among classes varies and could be effected pursuant to a fixed schedule, in relation to the occurrence of certain events or otherwise. Special distributions are also possible if distributions are received with respect to the mortgage assets, such as is the case when underlying mortgage loans are prepaid.

A mortgage-related security that is senior to a subordinated residential mortgage security will not bear a loss resulting from the occurrence of a default on an underlying mortgage until all credit enhancement protecting such senior holder is exhausted. For example, the senior holder will only suffer a credit loss after all subordinated interests have been exhausted pursuant to the terms of the subordinated residential mortgage security. The primary credit risk to the Underlying Fund by investing in subordinated residential mortgage securities is potential losses resulting from defaults by the borrowers under the underlying mortgages. The Underlying Fund would generally realize such a loss in connection with a subordinated residential mortgage security only if the subsequent foreclosure sale of the property securing a mortgage loan does not produce an amount at least equal to the sum of the unpaid principal balance of the loan as of the date the borrower went into default, the interest that was not paid during the foreclosure period and all foreclosure expenses.

The Sub-Adviser will seek to limit the risks presented by subordinated residential mortgage securities by reviewing and analyzing the characteristics of the mortgage loans that underlie the pool of mortgages securing both the senior and subordinated residential mortgage securities.  The Underlying Fund may seek opportunities to acquire subordinated residential mortgage securities where, in the view of the Sub-Adviser, the potential for a higher yield on such instruments outweighs any additional risk presented by the instruments. The Sub-Adviser will seek to increase yield to shareholders by taking advantage of perceived inefficiencies in the market for subordinated residential mortgage securities.

Credit enhancement for the senior certificates comprising a series is provided by the holders of the subordinated certificates to the extent of the specific terms of the subordination and, in some cases, by the establishment of reserve funds. Depending on the terms of a particular pooling and servicing agreement, additional or alternative credit enhancement may be provided by a pool insurance policy and/or other insurance policies, third party limited guaranties, letters of credit, or similar arrangements. Letters of credit may be available to be drawn upon with respect to losses due to mortgagor bankruptcy and with respect to losses due to the failure of a master service to comply with its obligations, under a pooling and servicing agreement, if any, to repurchase a mortgage loan as to which there was fraud or negligence on the part of the mortgagor or originator and subsequent denial of coverage under a pool insurance policy, if any. A master service may also be required to obtain a pool insurance policy to cover losses in an amount up to a certain percentage of the aggregate principal balance of the mortgage loans in the pool to the extent not covered by a primary mortgage insurance policy by reason of default in payments on mortgage loans.

A pooling and servicing agreement may provide that the depositor and master service could effect early termination of a trust, after a certain specified date or the date on which the aggregate outstanding principal balance of the underlying mortgage loans is less than a specific percentage of the original aggregate principal balance of the underlying mortgage loans by purchasing all of such mortgage loans at a price, unless otherwise specified, equal to the greater of a specified percentage of the unpaid principal balance of such mortgage loans, plus accrued interest thereon at the applicable certificate interest rate, or the fair market value of such mortgage assets. Generally, the proceeds of such repurchase would be applied to the distribution of the specified percentage of the principal balance of each outstanding certificate of such series, plus accrued interest, thereby retiring such certificates. Notice of such optional termination would be given by the trustee prior to such distribution date.

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The underlying trust assets are a mortgage pool generally consisting of mortgage loans on single, multi-family and mobile home park residential properties. The mortgage loans are originated by S&Ls, savings banks, commercial banks or similar institutions and mortgage banking companies.

Various services provide certain customary servicing functions with respect to the mortgage loans pursuant to servicing agreements entered into between each service and the master service. A service’s duties generally include collection and remittance of principal and interest payments, administration of mortgage escrow accounts, collection of insurance claims, foreclosure procedures and, if necessary, the advance of funds to the extent certain payments are not made by the mortgagors and are recoverable under applicable insurance policies or from proceeds of liquidation of the mortgage loans.

The mortgage pool is administered by a master service who: (a) establishes requirements for each service; (b) administers, supervises and enforces the performance by the services of their duties and responsibilities under the servicing agreements; and (c) maintains any primary insurance, standard hazard insurance, special hazard insurance and any pool insurance required by the terms of the certificates. The master service may be an affiliate of the depositor and also may be the service with respect to all or a portion of the mortgage loans contained in a trust fund for a series of certificates.

Trust-Preferred Securities

Certain of the Underlying Funds may invest in trust-preferred securities, which are also known as trust-issued securities.  Trust-preferred securities are securities that have the characteristics of both debt and equity instruments and are treated by the Underlying Funds as a debt instrument. Generally, trust preferred securities are cumulative preferred stock issued by a trust that is wholly-owned by a financial institution, usually, a bank holding company.  The financial institution creates the trust and will subsequently own the trust’s common securities, which represents three percent of the trust’s assets. The remaining 97% of the trust’s assets consists of trust-preferred securities, which are then sold to investors. The trust will use the sales proceeds to purchase a subordinated debt issued by the financial institution.  The financial institution will use the proceeds from the subordinated debt sale to increase its capital while the trust will receive periodic interest payments from the financial institution for holding the subordinated debt.  The trust will use the interest received to make dividend payments to the holders of the trust-preferred securities.  The dividends are generally paid on a quarterly basis and are higher than the dividends offered by the financial institution’s common stock.  Additionally, the holders of the trust-preferred securities are senior to the common stockholders in the event the financial institution is liquidated.  The primary benefit for the financial institution in using this particular structure is that the trust preferred securities are treated by the financial institution as debt securities for tax purposes (i.e., interest expense is tax deductible) and as equity securities for calculation of capital requirements.

In certain instances, the structure involves more than more than one financial institution and thus, more than one trust.  In this pooled offering, a separate trust is created.  This trust will issue securities to investors and use the proceeds to purchase the trust-preferred securities issued by the trust subsidiaries of the participating financial institutions.  Accordingly, the trust preferred securities held by the investors are backed by the trust-preferred securities issued by the trust subsidiaries.

In identifying the risks associated with trust-preferred securities, the Underlying Funds will evaluate the financial condition of the financial institution, as the trust typically has no business operations other than to issue the trust-preferred securities. If the financial institution is financially unsound and defaults on the interest payments to the trust, the trust will not be able to make dividend payments to the Underlying Fund.

U.S. Government Securities

U.S. government securities are obligations of, or are guaranteed by, the U.S. government, its agencies or instrumentalities.  Treasury bills, notes, and bonds are direct obligations of the U.S. Treasury.  Securities

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guaranteed by the U.S. government include: federal agency obligations guaranteed as to principal and interest by the U.S. Treasury (such as GNMA) certificates, described in the section on “Mortgage-Backed Securities,” and FHA debentures).  In guaranteed securities, the U.S. government unconditionally guarantees the payment of principal and interest, and thus they are of the highest credit quality.  Such direct obligations or guaranteed securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, the U.S. government is obligated to or guarantees to pay them in full. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances.

Securities issued by U.S. government instrumentalities and certain federal agencies are neither direct obligations of, nor guaranteed by, the U.S. Treasury.  However, they involve federal sponsorship in one way or another: some are backed by specific types of collateral; some are supported by the issuer’s right to borrow from the U.S. Treasury; some are supported by the discretionary authority of the U.S. Treasury to purchase certain obligations of the issuer; others are supported only by the credit of the issuing government agency or instrumentality.  These agencies and instrumentalities include, but are not limited to, Federal Land Banks, Farmers Home Administration, FNMA, FHLMC, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Intermediate Credit Banks, and Federal Home Loan Banks. While these securities are issued, in general, under the authority of an Act of Congress, the U.S. government is not obligated to provide financial support to the issuing instrumentalities, although under certain conditions certain of these authorities may borrow from the U.S. Treasury.  In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment.

Certain of the Underlying Funds may also purchase obligations of the International Bank for Reconstruction and Development, which, while technically not a U.S. government agency or instrumentality, has the right to borrow from the participating countries, including the United States.

Zero-Coupon and Pay-in-Kind Bonds

Certain of the Underlying Funds may invest in zero-coupon and pay-in-kind bonds.  Zero-coupon bonds are issued at a significant discount from face value and pay interest only at maturity rather than at intervals during the life of the security. Pay-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. The values of zero-coupon bonds and pay-in-kind bonds are subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest currently, and may involve greater credit risk than such bonds.

The discount of zero-coupon and deferred interest bonds approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero-coupon bonds do not require the periodic payment of interest, deferred interest bonds provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value due to changes in interest rates than debt obligations that make regular payments of interest. An Underlying Fund will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Underlying Fund’s distribution obligations.

EQUITY INVESTMENTS

Common Stock and Other Equity Securities

Common stocks represent an equity (ownership) interest in a corporation.  This ownership interest generally

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gives an Underlying Fund the right to vote on measures affecting the company’s organization and operations.

Certain of the Underlying Funds may also buy securities such as convertible debt, preferred stock, warrants or other securities exchangeable for shares of common stock.  In selecting equity investments for an Underlying Fund, the Sub-Adviser will generally invest the Underlying Fund’s assets in industries and companies that it believes are experiencing favorable demand for their products and services and which operate in a favorable competitive and regulatory climate.

Convertible Securities

A convertible security is a security that may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock.  By investing in convertible securities, an Underlying Fund seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while earning a higher fixed rate of return than is available in common stocks.

Certain of the Underlying Funds may invest in “synthetic” convertible securities, which are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities.  For example, an Underlying Fund may purchase a non-convertible debt security and a warrant or option, which enables the Underlying Fund to have a convertible-like position with respect to a company, group of companies or stock index.  Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, the Underlying Fund generally receives an amount in cash equal to the difference between the conversion price and the then current value of the underlying security.  Unlike a true convertible security, a synthetic convertible comprises two or more separate securities, each with its own market value.  Therefore, the market value of a synthetic convertible is the sum of the values of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations.  A Underlying Fund will only invest in synthetic convertible with respect to companies whose corporate debt securities are rated “A” or higher by a nationally recognized statistical rating organization (“NRSRO”), and will not invest more than 15% of its net assets in such synthetic securities and other illiquid securities.

Corporate Reorganizations

Certain of the Underlying Funds may purchase indebtedness and participations, secured and unsecured, of debtor companies involved in reorganization or financial restructuring.  Such indebtedness may be in the form of loans, notes, bonds or debentures.  In general, securities that are the subject of a tender or exchange offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or proposal.  The increased market price of these securities may also discount what the stated or appraised value of the security would be in the contemplated action were approved or consummated.  These investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value.  The evaluation of these contingencies requires unusually broad knowledge and experience on the part of the Sub-Adviser that must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction, but also the financial resources and business motivation of the offer or as well as the dynamics of the business climate when the offer or proposal is in progress.

Derivatives

The Portfolio and certain of the Underlying Funds may invest in derivatives, which are securities and contracts whose value is based on performance of an underlying financial asset, index or other investment.

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Transactions in derivative instruments may include:

•                                          The purchase and writing of options on securities (including index options) and options on foreign currencies;

•                                          The purchase and sale of futures contracts based on financial, interest rate and securities indices, equity securities or fixed-income securities; and

•                                          Entering into forward contracts, swaps and swap related products, such as equity index, interest rate or currency swaps, credit default swaps (long and short) and related caps, collars, floors and swaps.

The success of transactions in derivative instruments depends on the Sub-Adviser’s or he Underlying Funds’ adviser’s judgment as to their potential risks and rewards. Use of these instruments exposes an Underlying Fund to additional investment risks and transaction costs. If the Sub-Adviser or Underlying Funds’ adviser incorrectly analyzes market conditions or does not employ the appropriate strategy with these instruments, the Portfolio or Underlying Fund’s return could be lower than if derivative instruments had not been used. Additional risks inherent in the use of derivative instruments include:  adverse movements in the prices of securities or currencies and the possible absence of a liquid secondary market for any particular instrument. The Portfolio or Underlying Fund could experience losses if the prices of its derivative positions correlate poorly with those of its other investments.  The loss from investing in derivative instruments is potentially unlimited.

The Portfolio and certain of the Underlying Funds may invest in derivatives for hedging purposes, to enhance returns, as a substitute for purchasing or selling securities, to maintain liquidity or in anticipation of changes in the composition of its portfolio holdings.  Hedging involves using a security or contract to offset investment risk, and can reduce the risk of a position held in an investment portfolio. If the Sub-Adviser’s or Underlying Funds’ adviser’s judgment about fluctuations in securities prices, interest rates or currency prices proves incorrect, or the strategy does not correlate well with the Portfolio or an Underlying Fund’s investments, the use of derivatives could result in a loss to the Portfolio or an Underlying Fund and may, in turn, increase the Portfolio or an Underlying Fund’s volatility.  In addition, in the event that non-exchange traded derivatives are used; they could result in a loss if the counterparty to the transaction does not perform as promised.

Eurodollar Convertible Securities

Certain of the Underlying Funds may invest in Eurodollar convertible securities, which are fixed-income securities of a U.S. issuer or a foreign issuer that are issued outside the United States and are convertible into equity securities of the same or a different issuer. Interest and dividends on Eurodollar convertible securities are payable in U.S. dollars outside of the United States. Certain of the Underlying Funds may invest without limitation in Eurodollar convertible securities that are convertible into foreign equity securities listed, or represented by American Depositary Receipts (“ADRs”) listed, on the New York Stock Exchange or the American Stock Exchange or convertible into publicly traded common stock of U.S. companies. Certain of the Underlying Funds may also invest in Eurodollar convertible securities that are convertible into foreign equity securities which are not listed, or represented by ADRs listed, on such exchanges.

Futures Contracts and Options on Futures Contracts

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a particular financial instrument (debt security) or commodity for a specified price at a designated date, time and place.  Although futures contracts by their terms require actual future delivery of and payment for financial instruments, commodities futures contracts are usually closed out before the delivery date.  Closing out an open futures contract position is effected by entering into an offsetting sale or purchase, respectively, for the same aggregate amount of the same financial instrument or commodities and the same delivery date.  Where an Underlying Fund has sold a futures contract, if the offsetting purchase price is less than the original futures contract sale price, the Underlying

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Fund realizes a gain; if it is more, the Underlying Fund realizes a loss.  Where an Underlying Fund has purchased a futures contract, if the offsetting price is more than the original futures contract purchase price, the Underlying Fund realizes a gain; if it is less, the Underlying Fund realizes a loss.

Gold Futures Contracts

A gold futures contract is a standardized contract which is traded on a regulated commodity futures exchange, and which provides for the future delivery of a specified amount of gold at a specified date, time and price.  When an Underlying Fund purchases a gold futures contract it becomes obligated to take delivery of and pay for the gold from the seller, and when an Underlying Fund sells a gold futures contract, it becomes obligated to make delivery of precious metals to the purchaser, in each case at a designated date and price.  An Underlying Fund may be able to enter into gold futures contracts only for the purpose of hedging its holdings or intended holdings of gold stocks and gold bullion. An Underlying Fund will not engage in these contracts for speculation or for achieving leverage.  An Underlying Fund’s hedging activities may include purchases of futures contracts as an offset against the effect of anticipated increases in the price of gold or sales of futures contracts as an offset against the effect of anticipated declines in the price of gold.

Interest Rate Futures Contracts

An interest rate futures contract is an obligation traded on an exchange or board of trade that requires the purchaser to accept delivery, and the seller to make delivery, of a specified quantity of the underlying financial instrument, such as U.S. Treasury bills and bonds, in a stated delivery month, at a price fixed in the contract.

Certain of the Underlying Funds may purchase and sell interest rate futures as a hedge against adverse changes in debt instruments and other interest rate sensitive securities.  As a hedging strategy an Underlying Fund might employ, the Underlying Fund would purchase an interest rate futures contract when it is not fully invested in long-term debt securities but wishes to defer their purchase for some time until it can orderly invest in such securities or because short-term yields are higher than long-term yields.  Such a purchase would enable an Underlying Fund to earn the income on a short-term security while at the same time minimizing the effect of all or part of an increase in the market price of the long-term debt security, which an Underlying Fund intends to purchase in the future.  A rise in the price of the long-term debt security prior to its purchase either would be offset by an increase in the value of the futures contract purchased by the Underlying Fund or avoided by taking delivery of the debt securities under the futures contract.

An Underlying Fund would sell an interest rate futures contract in order to continue to receive the income from a long-term debt security, while endeavoring to avoid part or all of the decline in market value of that security which would accompany an increase in interest rates. If interest rates did rise, a decline in the value of the debt security held by an Underlying Fund would be substantially offset by the ability of an Underlying Fund to repurchase at a lower price the interest rate futures contract previously sold.  While the Underlying Fund could sell the long-term debt security and invest in a short-term security, ordinarily the Underlying Fund would give up income on its investment, since long-term rates normally exceed short-term rates.

Investment in Gold and Other Precious Metals

Some of the Underlying Funds may invest in gold bullion and coins and other precious metals (silver or platinum) bullion and in futures contracts with respect to such metals.  In order to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (“Code”), each Underlying Fund intends to manage its precious metals investments and/or futures contracts on metals so that less than 10% of the gross income of an Underlying Fund is invested in gold an other precious metals for tax purposes during any fiscal year (the current limit on so-called non-qualifying income) is derived from these and other sources that produce such non-qualifying income.

Precious metals will not be purchased in any form that is not readily marketable, and gold coins will be

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purchased for their intrinsic value only (i.e., coins will not be purchased for their numismatic value).  Any metals purchased by an Underlying Fund will be delivered to and stored with a qualified custodian bank.  Precious metals investments do not generate interest or dividend income.

Metal investments are considered speculative and are affected by various worldwide economic, financial and political factors.  Prices may fluctuate sharply over short time periods due to changes in inflation expectations in various countries, metal sales by central banks of governments or international agencies, speculation, changes in industrial and commercial demand, and governmental prohibitions or restriction on the private ownership of certain precious metals or minerals.  Furthermore, at the present time, there are four major producers of gold bullion: the Republic of South Africa, the United States, Canada and Australia.  Political and economic conditions in these countries will have a direct effect on the mining and distribution of gold and, consequently, on its price. Many of these risks also may affect the value of securities of companies engaged in operations respecting gold and other precious metals.

Limitations

When purchasing a futures contract, an Underlying Fund must maintain with its custodian (or earmark on its records) cash or liquid securities (including any margin) equal to the market value of such contract.  When writing a call option on a futures contract, an Underlying Fund similarly will maintain with its custodian (or earmark on its records) cash and/or liquid securities (including any margin) equal to the amount such option is “in-the-money” until the option expires or is closed out by an Underlying Fund.  A call option is “in-the-money” if the value of the futures contract that is the subject of the option exceeds the exercise price.

When writing a call option on a futures contract, an Underlying Fund will maintain with its custodian (or earmark on its records) cash or liquid securities that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option.  Alternatively, an Underlying Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Underlying Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Underlying Fund.

Options on Futures Contracts

A futures option gives an Underlying Fund the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price prior to the expiration of the option.  Upon exercise of a call option, the purchaser acquires a long position in the futures contract and the writer of the option is assigned the opposite short position.  In the case of a put option, the converse is true.  A futures option may be closed out (before exercise or expiration) by an offsetting purchase or sale of a futures option by an Underlying Fund.

Certain of the Underlying Funds may use options on futures contracts in connection with hedging strategies.  Generally these strategies would be employed under the same market conditions in which an Underlying Fund would use put and call options on debt securities, as described hereafter in “Options on Securities and Securities Indices.”

Preferred Stock

Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends.  In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

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Stock Index Futures Contracts

A “stock index” assigns relative values to the common stock included in an index (for example, the Standard & Poor’s 500® Composite Stock Price Index (“S&P 500® Index”) or the New York Stock Exchange Composite Index), and the index fluctuates with changes in the market values of such stocks.  A stock index futures contract is a bilateral agreement to accept or make payment, depending on whether a contract is purchased or sold, of an amount of cash equal to a specified dollar amount multiplied by the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally purchased or sold.

To the extent that changes in the value of an Underlying Fund corresponds to changes in a given stock index, the sale of futures contracts on that index (“short hedge”) would substantially reduce the risk to an Underlying Fund of a market decline and, by so doing, provide an alternative to a liquidation of securities position, which may be difficult to accomplish in a rapid and orderly fashion.  Stock index futures contracts might also be sold:

(1)                                  When a sale of portfolio securities at that time would appear to be disadvantageous in the long term because such liquidation would:

(a)                                  forego possible price appreciation;

(b)                                 create a situation in which the securities would be difficult to repurchase; or

(c)                                  create substantial brokerage commissions;

(2)                                  When a liquidation of an Underlying Fund has commenced or is contemplated, but there is, in the Sub-Adviser’s determination, a substantial risk of a major price decline before liquidation can be completed; or

(3)           To close out stock index futures purchase transactions.

Where an Underlying Fund anticipates a significant market or market sector advance, the purchase of a stock index futures contract (“long hedge”) affords a hedge against not participating in such advance at a time when the Underlying Fund is not fully invested.  Stock index futures might also be purchased:

(1)                                 If an Underlying Fund is attempting to purchase equity positions in issues which it had or was having difficulty purchasing at prices considered by the Sub-Adviser to be fair value based upon the price of the stock at the time it qualified for inclusion in an Underlying Fund; or

(2)                                  To close out stock index futures sales transactions.

Each investing Underlying Fund will limit its use of futures contracts and futures options to hedging transactions and other strategies as described under the heading “Limitations” in this section, in order to avoid being deemed a commodity pool.  For example, an Underlying Fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of an Underlying Fund’s securities or the price of the securities which an Underlying Fund intends to purchase.  An Underlying Fund’s hedging may include sales of futures contracts as an offset against the effect of expected increases in interest rates and purchases of futures contracts as an offset against the effect of expected declines in interest rates.  Although other techniques could be used to reduce that Underlying Fund’s exposure to interest rate fluctuations, an Underlying Fund may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options (see this SAI for a discussion of other strategies involving futures and futures options.)

If a purchase or sale of a futures contract is made by an Underlying Fund, it is required to deposit with its custodian a specified amount of cash and/or securities (“initial margin”).  The margin required for a futures contract is set by the exchange or board of trade on which the contract is traded and may be modified during

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the term of the contract.  The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to an Underlying Fund upon termination of the contract, assuming all contractual obligations have been satisfied.  Each investing Underlying Fund expects to earn interest income on its initial margin deposits.

A futures contract held by an Underlying Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day an Underlying Fund pays or receives cash, called “variation margin” equal to the daily change in value of the futures contract. This process is known as “marking to market.” The payment or receipt of the variation margin does not represent a borrowing or loan by an Underlying Fund but is settlement between an Underlying Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily NAV, each Underlying Fund will mark-to-market its open futures positions.

An Underlying Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts it writes.  Such margin deposits will vary depending on the nature of the underlying futures contract (including the related initial margin requirements), the current market value of the option, and other futures positions held by an Underlying Fund.

Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security and delivery month).  If an offsetting purchase price is less than the original sale price, an Underlying Fund realizes a capital gain, or if it is more, an Underlying Fund realizes a capital loss.  Conversely, if an offsetting sale price is more than the original purchase price, an Underlying Fund realizes a capital gain, or if it is less, an Underlying Fund realizes a capital loss.  The transaction costs must also be included in these calculations.

Synthetic Convertible Securities

Synthetic Convertible Securities are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities.  For example, a Fund may purchase a non-convertible debt security and a warrant or option, which enables the Fund to have a convertible-like position with respect to a company, group of companies or stock index.  Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions.  Upon conversion, the Fund generally receives an amount in cash equal to the difference between the conversion price and the then current value of the underlying security.  Unlike a true convertible security, a synthetic convertible comprises two or more separate securities, each with its own market value.  Therefore, the market value of a synthetic convertible is the sum of the values of its fixed-income component and its convertible component.  For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations.

Warrants

Certain of the Underlying Funds may, from time to time, invest in warrants. Warrants are, in effect, longer-term call options.  They give the holder the right to purchase a given number of shares of a particular company at specified prices within a certain period of time.  The purchaser of a warrant expects that the market price of the security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus giving him a profit.  Of course, since the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the entire purchase price of the warrant.  Warrants generally trade in the open market and may be sold rather than exercised.  Warrants are sometimes sold in unit form with other qualification as a regulated investment company.  The result of a hedging program cannot be foreseen and may cause the Underlying Fund to suffer losses that it would not otherwise sustain.

Such investments can provide a greater potential for profit or loss than an equivalent investment in the

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underlying security.  Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments.  They pay no dividends and confer no rights other than a purchase option.  If a warrant is not exercised by the date of its expiration, the Underlying Fund will lose its entire investment in such warrant.

OPTIONS ON SECURITIES AND SECURITIES INDICES

Credit Default Swaps

Certain of the Underlying Funds may enter into credit default swap contracts for investment purposes.  As the seller in a credit default swap contract, an Underlying Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation.  In return, an Underlying Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred.  If no default occurs, an Underlying Fund would keep the stream of payments and would have no payment obligations.  As the seller, an Underlying Fund would be subject to investment exposure on the notional amount of the swap.

Certain of the Underlying Funds may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the Underlying Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability).  It would also involve credit risk — that the seller may fail to satisfy its payment obligations to the Underlying Fund in the event of a default.

Dollar Roll Transactions

Certain of the Underlying Funds seeking a high level of current income may enter into dollar rolls or “covered rolls” in which an Underlying Fund sells securities (usually mortgage-backed securities) and simultaneously contracts to purchase, typically in 30 to 60 days, substantially similar, but not identical securities, on a specified future date.  The proceeds of the initial sale of securities in the dollar roll transactions may be used to purchase long-term securities that will be held during the roll period.  During the roll period, the Underlying Fund forgoes principal and interest paid on the securities sold at the beginning of the roll period.  The Underlying Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale.  A covered roll is a specific type of dollar roll for which there is an offsetting cash position or cash equivalent securities position that matures on or before the forward settlement date of the dollar roll transaction.  As used herein the term “dollar roll” refers to dollar rolls that are not covered rolls.  At the end of the roll commitment period, the Underlying Fund may or may not take delivery of the securities an Underlying Fund has contracted to purchase.

An Underlying Fund’s obligations under a dollar roll agreement must be covered by segregated liquid assets equal in value to the securities subject to repurchase by the Underlying Fund.  Covered rolls are not subject to these segregation requirements. Dollar roll transactions may be considered borrowings and are, therefore, subject to the borrowing limitations applicable to the Underlying Fund.

General

The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security in relation to the exercise price of the option, the volatility of the underlying security, and the time remaining until the expiration date.

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The premium paid for a put or call option purchased by the Underlying Fund is recorded as an asset of the Underlying Fund and subsequently adjusted. The premium received for an option written by the Underlying Fund is included in the Underlying Fund’s assets and an equal amount is included in its liabilities.  The value of an option purchased or written is marked to market daily and valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

Risks Associated With Futures and Futures Options

There are several risks associated with the use of futures and futures options. The value of a futures contract may decline. While an Underlying Fund’s transactions in futures may protect an Underlying Fund against adverse movements in the general level of interest rates or other economic conditions, such transactions could also preclude the Underlying Fund from the opportunity to benefit from favorable movements in the level of interest rates or other economic conditions. With respect to transactions for hedging, there can be no guarantee that there will be correlation between price movements in the hedging vehicle and in the Underlying Fund’s securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in the Underlying Fund and the hedging vehicle so that the Underlying Fund’s return might have been better if hedging had not been attempted. The degree to which price movements do not correlate depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when, and how to hedge involves the exercise of skill and judgment and even a well conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

There can be no assurance that a liquid market will exist at a time when the Underlying Fund seeks to close out a futures contract or a futures option position.  Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. Lack of a liquid market for any reason may prevent the Underlying Fund from liquidating an unfavorable position and the Underlying Fund would remain obligated to meet margin requirements and continue to incur losses until the position is closed.

Most Underlying Funds will only enter into futures contracts or futures options that are standardized and traded on a U.S. exchange or board of trade, or, in the case of futures options, for which an established over-the-counter market exists.  Foreign markets may offer advantages such as trading in indices that are not currently traded in the United States.  Foreign markets, however, may have greater risk potential than domestic markets.  Unlike trading on domestic commodity exchanges, trading on foreign commodity markets is not regulated by the Commodity Futures Trading Commission (“CFTC”) and may be subject to greater risk than trading on domestic exchanges.  For example, some foreign exchanges are principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract.  Trading in foreign markets or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC regulations, and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings proved by the National Futures Association or any domestic futures exchange.  Amounts received for foreign futures or foreign options transactions may not be provided the same protections as funds received in respect of transactions on United States futures exchanges.  Certain of the Underlying

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Funds could incur losses or lose any profits that had been realized in trading by adverse changes in the exchange rate of the currency in which the transaction is denominated.  Transactions on foreign exchanges may include both commodities that are traded on domestic exchanges and boards of trade and those that are not.

The Trust reserves the right to engage in other types of futures transactions in the future and to use futures and related options for other than hedging purposes to the extent permitted by regulatory authorities.

Hybrid Instruments

Certain of the Underlying Funds may invest in hybrid instruments.  Hybrid Instruments (a type of potentially high-risk derivative) have been developed and combine the elements of futures contracts or options with those of debt, preferred equity, or a depositary instrument (hereinafter “Hybrid Instruments”).  Generally, a Hybrid Instrument will be a debt security, preferred stock, depositary share, trust certificate, certificate of deposit, or other evidence of indebtedness on which a portion of or all interest payments and/or the principal or stated amount payable at maturity, redemption, or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles, or commodities (collectively “Underlying Assets”) or by another objective index, economic factor, or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively “Benchmarks”).  Thus, Hybrid Instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

Hybrid Instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return.  For example, an Underlying Fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions.  One solution would be to purchase a U.S. dollar-denominated Hybrid Instrument whose redemption price is linked to the average three-year interest rate in a designated group of countries.  The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level and payoffs of less than par if rates were above the specified level.  Furthermore, an Underlying Fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly.  The purpose of this arrangement, known as a structured security with an embedded put option, would be to give an Underlying Fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transactions costs.  Of course, there is no guarantee that the strategy will be successful, and an Underlying Fund could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the Hybrid Instrument.

The risks of investing in Hybrid Instruments reflect a combination of the risks of investing in securities, options, futures and currencies.  Thus, an investment in a Hybrid Instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars, or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published Benchmark.  The risks of a particular Hybrid Instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked.  Such risks generally depend upon factors, which are unrelated to the operations or credit quality of the issuer of the Hybrid Instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets, and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future. Reference is also made to the discussion of futures, options, and forward contracts herein for a

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discussion of the risks associated with such investments.

Hybrid Instruments are potentially more volatile and carry greater market risks than traditional debt instruments.  Depending on the structure of the particular Hybrid Instrument, changes in a Benchmark may be magnified by the terms of the Hybrid Instrument and have an even more dramatic and substantial effect upon the value of the Hybrid Instrument.  Also, the prices of the Hybrid Instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.

Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates.  Alternatively, Hybrid Instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if “leverage” is used to structure the Hybrid Instrument.  Leverage risk occurs when the Hybrid Instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the Hybrid Instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid Instruments may also carry liquidity risk since the instruments are often “customized” to meet an Underlying Fund’s needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities.  In addition, because the purchase and sale of Hybrid Instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between an Underlying Fund and the issuer of the Hybrid Instrument, the creditworthiness of the counter party of issuer of the Hybrid Instrument would be an additional risk factor which an Underlying Fund would have to consider and monitor. Hybrid Instruments also may not be subject to regulation of the CFTC, which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the NAV of an Underlying Fund.  Accordingly, each Underlying Fund will limit its investments in Hybrid Instruments to 10% of its total assets.  However, because of their volatility, it is possible that an Underlying Fund’s investment in Hybrid Instruments will account for more than 10% of an Underlying Fund’s return (positive or negative).

Indexed Securities

Certain of the Underlying Funds may invest in indexed securities. Indexed securities are instruments whose prices are indexed to the prices of other securities, securities indices, currencies, or other financial indicators.  Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.

Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities.  Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency.  Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad.  Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates.  Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies.

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Lease Obligation Bonds

Certain of the Underlying Funds may invest in lease obligation bonds.  Lease obligation bonds are mortgages on a facility that is secured by the facility and are paid by a lessee over a long term.  The rental stream to service the debt as well as the mortgage, are held by a collateral trustee on behalf of the public bondholders.  The primary risk of such instrument is the risk of default. Under the lease indenture, the failure to pay rent is an event of default.  The remedy to cure default is to rescind the lease and sell the assets.  If the lease obligation is not readily marketable or market quotations are not readily available, such lease obligations will be subject to an Underlying Fund’s limit on illiquid securities.

Options on Securities Indices

Certain of the Underlying Funds may purchase or sell call and put options on securities indices for the same purposes as it purchase or sells options on securities.  Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities.  In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.  When such options are written, the Underlying Fund is required to maintain a segregated account consisting of cash, cash equivalents or high grade obligations or the Underlying Fund must purchase a like option of greater value that will expire no earlier than the option sold.  Purchased options may not enable the Underlying Fund to hedge effectively against stock market risk if they are not highly correlated with the value of the Underlying Fund’s securities.  Moreover, the ability to hedge effectively depends upon the ability to predict movements in the stock market.

Over-the-Counter Options

Certain of the Underlying Funds may write or purchase options in privately negotiated domestic or foreign transactions (“OTC Options”), as well as exchange-traded or “listed” options. OTC Options can be closed out only by agreement with the other party to the transaction, and thus any OTC Options purchased by the Underlying Fund may be considered an illiquid security.  In addition, certain OTC Options on foreign currencies are traded through financial institutions acting as market-makers in such options and the underlying currencies.

The staff of the SEC has taken the position that purchased OTC Options and assets used to cover written OTC Options are illiquid and, therefore, together with other illiquid securities, cannot exceed a certain percentage of the Underlying Fund’s assets (“SEC illiquidity ceiling”).  OTC Options entail risks in addition to the risks of exchange-traded options.  Exchange-traded options are in effect guaranteed by the Options Clearing Corporation, while an Underlying Fund relies on the party from whom it purchases an OTC Option to perform if an Underlying Fund exercises the option.  With OTC Options, if the transacting dealer fails to make or take delivery of the securities or amount of foreign currency underlying an option it has written, in accordance with the terms of that option, an Underlying Fund will lose the premium paid for the option as well as any anticipated benefit of the transaction. Furthermore, OTC Options are less liquid than exchange-traded options.

Purchasing Options on Securities

An option on a security is a contract that gives the purchaser of the option, in return or the premium paid, the right to buy a specified security (in the case of a call option) or to sell a specified security (in the case of a put option) from or to the seller (“writer”) of the option at a designated price during the term of the option.  Certain of the Underlying Funds may purchase put options on securities to protect holdings in an underlying or related security against a substantial decline in market value.  Securities are considered related if their price movements generally correlate to one another.  For example, the purchase of put options on debt securities held by an Underlying Fund would enable it to protect, at least partially, an unrealized gain in an appreciated

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security without actually selling the security.  In addition, an Underlying Fund would continue to receive interest income on such security.

Certain of the Underlying Funds may purchase call options on securities to protect against substantial increases in prices of securities an Underlying Fund intends to purchase pending its ability to invest in such securities in an orderly manner.  Certain of the Underlying Funds may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transactional costs paid on the put or call option which is sold.

Certain of the Underlying Funds may purchase long-term exchange traded equity options called Long Term Equity Anticipation Securities (“LEAPS”) and Buy Write Option Unitary Derivatives (“BOUNDs”).  LEAPS provide the holder the opportunity to participate in the underlying securities’ appreciation in excess of a fixed dollar amount; BOUNDs provide a holder the opportunity to retain dividends on the underlying securities while potentially participating in underlying securities’ capital appreciation up to a fixed dollar amount.

Risks of Options Transactions

The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a put or call option purchased by an Underlying Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, an Underlying Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

There can be no assurance that a liquid market will exist when an Underlying Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, an Underlying Fund may be unable to close out a position. If an Underlying Fund cannot effect a closing transaction, it will not be able to sell the underlying security while the previously written option remains outstanding, even though it might otherwise be advantageous to do so. Possible reasons for the absence of a liquid secondary market on a national securities exchange could include: insufficient trading interest, restrictions imposed by national securities exchanges, trading halts or suspensions with respect to call options or their underlying securities, inadequacy of the facilities of national securities exchanges or the Options Clearing Corporation due to a high trading volume or other event, and a decision by one or more national securities exchanges to discontinue the trading of call options or to impose restrictions on types of orders.

Since option premiums paid or received by an Underlying Fund, as compared to underlying investments, are small in relation to the market value of such investments, buying and selling put and call options offer large amounts of leverage. Thus, the leverage offered by trading in options could result in an Underlying Fund’s NAV being more sensitive to changes in the value of the underlying securities.

Structured Securities

Certain of the Underlying Funds may invest in structured securities. Structured securities include notes, bonds or debentures that provide for the payment of principal of, and/or interest in, amounts determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. The interest rate or the principal amount

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payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of structured securities may provide that under certain circumstances no principal is due at maturity and, therefore, may result in the loss of an Underlying Fund’s investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference.  Consequently, leveraged structured securities entail a greater degree of market risk than other types of debt obligations. Structured securities may also be more volatile, less liquid and more difficult to accurately price than less complex fixed-income investments.

Swaps

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year.  In a standard swap transaction, two parties agree to exchange the returns (or differential in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor.  The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, or in a “basket” of securities representing a particular index.

The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio transactions.  Whether an Underlying Fund’s use of swap agreements will be successful in furthering its investment objective will depend on the Sub-Adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments.  Moreover, an Underlying Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.  Swaps are generally considered illiquid and may be aggregated with other illiquid positions for purposes of the limitation on illiquid investments.

The swaps market is largely unregulated.  It is possible that developments in the swaps market, including potential government regulation, could adversely affect an Underlying Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

For purposes of applying an Underlying Fund’s investment policies and restrictions (as stated in the Prospectus and this SAI) swap agreements are generally valued by an Underlying Fund at market value.  In the case of a credit default swap sold by an Underlying Fund (i.e., where an Underlying Fund is selling credit default protection), however, an Underlying Fund will generally value the swap at its notional amount.  The manner in which certain securities or other instruments are valued by an Underlying Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Variable and Floating Rate Securities

Certain of the Underlying Funds may invest in variable and floating rate securities. Variable rate securities provide for automatic establishment of a new interest rate at fixed intervals (e.g., daily, monthly, semi-annually, etc.).  Floating rate securities provide for automatic adjustment of the interest rate whenever some specified interest rate index changes.  The interest rate on variable or floating rate securities is ordinarily determined by reference to, or is a percentage of, a bank’s prime rate, the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates, or some other objective measure.

Variable or floating rate securities frequently include a demand feature entitling the holder to sell the securities to the issuer at par value.  In many cases, the demand feature can be exercised at any time on 7 days’ notice; in

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other cases, the demand feature is exercisable at any time on 30 days’ notice or on similar notice at intervals of not more than one year.  Some securities, which do not have variable or floating interest rates, may be accompanied by puts producing similar results and price characteristics.

When-Issued, Delayed Delivery and Forward Commitment Transactions

Certain of the Underlying Funds may purchase securities on a when-issued, delayed delivery or forward commitment basis if the Underlying Fund holds, and maintains until the settlement date in a segregated account, cash and/or liquid securities in an amount sufficient to meet the purchase price, or if the Underlying Fund enters into offsetting contracts for the forward sale of other securities it owns.  Purchasing securities on a when-issued, delayed delivery or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Underlying Fund’s other assets.  Although the Underlying Fund could purchase securities on a when-issued basis or enter into forward commitments with the intention of acquiring securities, the Underlying Fund may dispose of a when-issued or delayed delivery security prior to settlement if a Sub-Adviser deems it appropriate to do so.  The Underlying Fund may realize short-term profits or losses upon such sales.

Writing Covered Call and Secured Put Options

In order to earn additional income on its portfolio securities or to protect partially against declines in the value of such securities, certain of the Underlying Funds may write covered call options.  The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.  During the option period, a covered call option writer may be assigned an exercise notice by the broker-dealer through whom such call option was sold requiring the writer to deliver the underlying security against payment of the exercise price.  This obligation is terminated upon the expiration of the option period or at such earlier time in which the writer effects a closing purchase transaction.  Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security, or to enable an Underlying Fund to write another call option on the underlying security with either a different exercise price or expiration date or both.

In order to earn additional income or to facilitate its ability to purchase a security at a price lower than the current market price of such security, certain of the Underlying Funds may write secured put options.  During the option period, the writer of a put option may be assigned an exercise notice by the broker-dealer through whom the option was sold requiring the writer to purchase the underlying security at the exercise price.

Certain of the Underlying Funds may write a call or put option only if the option is “covered” or “secured” by the Underlying Fund holding a position in the underlying securities.  This means that so long as the Underlying Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option or hold a call with the same exercise price, the same exercise period, and on the same securities as the written call.  Alternatively, an Underlying Fund may maintain, in a segregated account with the Trust’s custodian (or earmark on its records), cash and/or liquid securities with a value sufficient to meet its obligation as writer of the option.  A put is secured if an Underlying Fund maintains cash and/or liquid securities with a value equal to the exercise price in a segregated account, or holds a put on the same underlying security at an equal or greater exercise price.  Certain of the Underlying Funds may also cover its obligation by holding a put where the exercise price of the put is less than that of the written put provided the difference is segregated in the form of liquid securities.  Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same Underlying Fund.

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FOREIGN INVESTMENTS

Currency Management

An Underlying Fund’s flexibility to participate in higher yielding debt markets outside of the United States may allow an Underlying Fund to achieve higher yields than those generally obtained by domestic money market funds and short-term bond investments. When an Underlying Fund invests significantly in securities denominated in foreign currencies, however, movements in foreign currency exchange rates versus the U.S. dollar are likely to impact the Underlying Fund’s share price stability relative to domestic short-term income funds. Fluctuations in foreign currencies can have a positive or negative impact on returns. Normally, to the extent that the Underlying Fund is invested in foreign securities, a weakening in the U.S. dollar relative to the foreign currencies underlying an Underlying Fund’s investments should help increase the NAV of the Underlying Fund. Conversely, a strengthening in the U.S. dollar versus the foreign currencies in which the Underlying Fund’s securities are denominated will generally lower the NAV of the Underlying Fund. The Sub-Adviser attempts to minimize exchange rate risk through active portfolio management, including hedging currency exposure through the use of futures, options and forward currency transactions and attempting to identify bond markets with strong or stable currencies. There can be no assurance that such hedging will be successful and such transactions, if unsuccessful, could result in additional losses or expenses to an Underlying Fund.

Debt Securities Issued or Guaranteed by Supranational Organizations

Certain Underlying Funds may invest assets in debt securities issued or guaranteed by Supranational Organizations, such as obligations issued or guaranteed by the Asian Development Bank, Inter-American Development Bank, International Bank for Reconstruction and Development (World Bank), African Development Bank, European Coal and Steel Community, European Economic Community, European Investment Bank and the Nordic Investment Bank.

Depositary Receipts

Certain of the Underlying Funds may invest in depositary receipts, including ADRs. ADRs are securities, typically issued by a U.S. financial institution (a “depositary”), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary.  ADRs may be available through “sponsored” or “un-sponsored” facilities.  A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an un-sponsored facility may be established by a depositary without participation by the issuer of the underlying security.  Holders of un-sponsored depositary receipts generally bear all the costs of the un-sponsored facility.  The depositary of an un-sponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”) are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or U.S. corporation.  Generally, depositary receipts in registered form are designed for use in the U.S. securities market and depositary receipts in bearer form are designed for use in securities markets outside the United States.  Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the securities underlying un-sponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the depositary receipts.  Depositary receipts also involve the risks of other investments in foreign securities.

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Exchange Rate-Related Securities

Certain of the Underlying Funds may invest in securities that are indexed to certain specific foreign currency exchange rates.  The terms of such securities would provide that the principal amount or interest payments are adjusted upwards or downwards (but not below zero) at payment to reflect fluctuations in the exchange rate between two currencies while the obligation is outstanding, depending on the terms of the specific security.  An Underlying Fund will purchase such security with the currency in which it is denominated and will receive interest and principal payments thereon in the currency, but the amount of principal or interest payable by the issuer will vary in proportion to the change (if any) in the exchange rate between the two specific currencies between the date the instrument is issued and the date the principal or interest payment is due.  The staff of the SEC is currently considering whether a mutual fund’s purchase of this type of security would result in the issuance of a “senior security” within the meaning of the Investment Company Act of 1940 (“1940 Act”).  The Trust believes that such investments do not involve the creation of such a senior security, but nevertheless undertakes, ending the resolution of this issue by the staff, to establish a segregated account with respect to such investments and to maintain in such account cash not available for investment or U.S. government securities or other liquid high quality debt securities having a value equal to the aggregate principal amount of outstanding securities of this type.

Investment in exchange rate-related securities entails certain risks.  There is the possibility of significant changes in rates of exchange between the U.S. dollar and any foreign currency to which an exchange rate-related security is linked.  In addition, there is no assurance that sufficient trading interest to create a liquid secondary market will exist for a particular exchange rate-related security due to conditions in the debt and foreign currency markets.  Illiquidity in the forward foreign exchange market and the high volatility of the foreign exchange market may from time to time combine to make it difficult to sell an exchange rate-related security prior to maturity without incurring a significant price loss.

Foreign Currency Transactions

Certain of the Underlying Funds that invest in foreign securities may buy and sell securities denominated in currencies other than the U.S. dollar, and receive interest, dividends and sale proceeds in other currencies, those Underlying Funds may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar.  The Underlying Funds may enter into foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or use forward foreign currency contracts to purchase or sell the foreign currencies.

Foreign Debt Securities

Certain of the Underlying Funds may invest in corporate debt securities of foreign issuers (including preferred or preference stock), certain foreign bank obligations (see “Bank Obligations”) and U.S. dollar or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities.  Securities traded in certain emerging market countries, including the emerging market countries in Eastern Europe, may be subject to risks in addition to risks typically posed by international investing due to the inexperience of financial intermediaries, the lack of modern technology, and the lack of a sufficient capital base to expand business operations.  Additionally, former Communist regimes of a number of Eastern European countries previously expropriated a large amount of property, the claims on which have not been entirely settled.  There can be no assurance that the Portfolio’s investments in Eastern Europe will not also be expropriated, nationalized or otherwise confiscated.

Investment in sovereign debt can involve a high degree of risk.  The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of the debt.  A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of

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its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject.  Governmental entities may also depend on expected disbursements from foreign governments, multilateral agencies and others to reduce principal and interest arrearages on their debt.  The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations.  Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner.  Consequently, governmental entities may default on their sovereign debt.  Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities.  There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

Certain Underlying Funds’ investments in foreign currency denominated debt obligations and hedging activities will likely produce a difference between its book income and its taxable income.  This difference may cause a portion of the Trust’s income distributions to constitute returns of capital for tax purposes or require the Portfolio to make distributions exceeding book income to qualify as a regulated investment company for federal tax purposes.

Foreign Securities

Certain of the Underlying Funds may invest in equity securities of foreign issuers, including ADRs, EDRs and GDRs (collectively, “Depositary Receipts”), which are described below. Some Underlying Funds may invest in foreign branches of commercial banks and foreign banks. (See the “Banking Industry and Savings Industry Obligations” discussion in this SAI for further description of these securities.)

Certain of the Underlying Funds may have no more than 25% of their total assets invested in securities of issuers located in any one emerging market country.

Investments in foreign securities offer potential benefits not available in securities of domestic issuers by offering the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the United States, or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that may not move in a manner parallel to U.S. markets.

Investments in securities of foreign issuers involve certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions.  Changes in foreign currency exchange rates may affect the value of securities in an Underlying Fund and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned.  In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, other foreign taxation, political or social instability, or diplomatic developments that could adversely affect investments in those countries.

There may be less publicly available information about a foreign company than about a U.S. company and foreign companies may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to or as uniform as those of U.S. companies. Foreign securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets.  Securities of many foreign companies are less liquid and their prices more volatile than securities of comparable U.S. companies.  Transactional costs in non-U.S. securities markets are generally higher than in U.S. securities markets.  There is generally less government supervision and regulation of exchanges, brokers, and issuers than there is in the

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United States.  An Underlying Fund might have greater difficulty taking appropriate legal action with respect to foreign investments in non-U.S. courts than with respect to domestic issuers in U.S. courts.  In addition, transactions in foreign securities may involve greater time from the trade date until settlement than domestic securities transactions and involve the risk of possible losses through the holding of securities by custodians and securities depositories in foreign countries.

Securities traded in emerging market countries, including the emerging market countries in Eastern Europe, may be subject to risks in addition to risks typically posed by international investing due to the inexperience of financial intermediaries, the lack of modern technology, and the lack of a sufficient capital base to expand business operations.  A number of emerging market countries restricts, to varying degrees, foreign investment in securities.  Repatriation of investment income, capital, and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries.  A number of the currencies of emerging market countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur after investments in these currencies by the Underlying Fund.  Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility.  There is a risk in emerging market countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on an Underlying Fund’s investment.

Additional risks of investing in emerging market countries may include: currency exchange rate fluctuations; greater social, economic and political uncertainty and instability (including the risk of war); more substantial governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be newly organized and may be smaller and less seasoned companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and significantly smaller market capitalization of securities markets. Emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions.  Settlement problems may cause an Underlying Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or delay in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security. Any change in the leadership or policies of Eastern European countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.  Additionally, former Communist regimes of a number of Eastern European countries previously expropriated a large amount of property, the claims on which have not been entirely settled.  There can be no assurance that an Underlying Fund’s investments in Eastern Europe will not also be expropriated, nationalized or otherwise confiscated.

Forward Currency Contracts

Certain of the Underlying Funds may enter into forward currency contracts in anticipation of changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. For example, an Underlying Fund might purchase a particular currency or enter into a forward currency contract to preserve the U.S. dollar price of securities it intends to or has contracted to purchase. Alternatively, it might sell a particular currency on either a spot or forward basis to hedge against an anticipated decline in the dollar value of securities it intends to or has contracted to sell. Although this strategy could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain from an increase in the value of the currency.

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An Underlying Fund may engage in forward currency transactions in anticipation of or to protect itself against fluctuations in currency exchange rates.  An Underlying Fund might sell a particular currency forward, for example, when it wants to hold bonds or bank obligations denominated in or exposed to that currency but anticipates or wishes to be protected against a decline in the currency against the dollar.  Similarly, it might purchase a currency forward to “lock in” the dollar price of securities denominated in or exposed to that currency which it anticipated purchasing.

The Underlying Funds may enter into forward foreign currency contracts in two circumstances.  When an Underlying Fund enters into a contract for the purchase or sale of a security denominated in or exposed to a foreign currency, the Underlying Fund may desire to “lock in” the U.S. dollar price of the security.  By entering into a forward contract for a fixed amount of dollars for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Underlying Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

Second, when the Sub-Adviser or Underlying Funds’ adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract for a fixed amount of dollars to sell the amount of foreign currency approximating the value of some or all of the Underlying Funds’ securities denominated in or exposed to such foreign currency.  The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date on which the forward contract is entered into and the date it matures.  The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

None of the Underlying Funds will enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Underlying Fund to deliver an amount of foreign currency in excess of the value of the Underlying Funds’ securities or other assets denominated in that currency, unless the Underlying Fund covers the excess with sufficient segregated assets.  At the maturity of a forward contract, an Underlying Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

It is impossible to forecast the market value of a particular portfolio security at the expiration of the contract.  Accordingly, if a decision is made to sell the security and make delivery of the foreign currency, it may be necessary for the Underlying Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that the Underlying Fund is obligated to deliver.

If the Underlying Fund retains the portfolio security and engages in an offsetting transaction, the Underlying Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices.  Should forward prices decline during the period between the Underlying Funds’ entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Underlying Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase.  Should forward prices increase, the Underlying Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

Forward contracts are not traded on regulated commodities exchanges.  There can be no assurance that a liquid market will exist when an Underlying Fund seeks to close out a forward currency position, and in such an

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event, the Underlying Fund might not be able to effect a closing purchase transaction at any particular time.  In addition, an Underlying Fund entering into a forward foreign currency contract incurs the risk of default by the counter party to the transaction.  The CFTC has indicated that it may in the future assert jurisdiction over certain types of forward contracts in foreign currencies and attempt to prohibit certain entities from engaging in such foreign currency forward transactions.

International Debt Securities

Certain of the Underlying Funds may invest in debt obligations (which may be denominated in U.S. dollar or in non-U.S. currencies) of any rating issued or guaranteed by foreign corporations, certain supranational entities (such as the World Bank) and foreign governments (including political subdivisions having taxing authority) or their agencies or instrumentalities, including ADRs, consistent with each Underlying Fund’s policies.  These investments may include debt obligations such as bonds (including sinking fund and callable bonds), debentures and notes, together with preferred stocks, pay-in-kind securities, and zero-coupon securities.

In determining whether to invest in debt obligations of foreign issuers, an Underlying Fund would consider the relative yields of foreign and domestic debt securities, the economies of foreign countries, the condition of such countries’ financial markets, the interest rate climate of such countries and the relationship of such countries’ currency to the U.S. dollar.  These factors are judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data.  Subsequent foreign currency losses may result in the Underlying Fund having previously distributed more income in a particular period than was available from investment income, which could result in a return of capital to shareholders.  An Underlying Fund’s portfolio of foreign securities may include those of a number of foreign countries, or, depending upon market conditions, those of a single country.

Investments in securities of issuers in non-industrialized countries generally involve more risk and may be considered highly speculative.  Although a portion of the Underlying Funds’ investment income may be received or realized in foreign currencies, the Underlying Funds would be required to compute and distribute its income in U.S. dollars and absorb the cost of currency fluctuations and the cost of currency conversions.  Investment in foreign securities involves considerations and risks not associated with investment in securities of U.S. issuers.  For example, foreign issuers are not required to use generally accepted accounting principles.  If foreign securities are not registered under the 1933 Act, the issuer does not have to comply with the disclosure requirements of the Securities Exchange Act of 1934, as amended (“1934 Act”).  The values of foreign securities investments will be affected by incomplete or inaccurate information available to the investment adviser as to foreign issuers, changes in currency rates, exchange control regulations or currency blockage, expropriation or nationalization of assets, application of foreign tax laws (including withholding taxes), changes in governmental administration or economic or monetary policy.  In addition, it is generally more difficult to obtain court judgments outside the United States.

Options on Foreign Currencies

Certain of the Underlying Funds may purchase and sell options on foreign currencies for hedging purposes in a manner similar to that in which forward contracts will be utilized.  For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant.  In order to protect against such diminution in the value of portfolio securities, an Underlying Fund may purchase put options on the foreign currency.  If the value of the currency does decline, the Underlying Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

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Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, an Underlying Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates.  As in the case of other types of options, however, the benefit to an Underlying Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs.  In addition, where currency exchange rates do not move in the direction or to the extent anticipated, an Underlying Fund could sustain losses on transactions in foreign currency options which would require it to forgo a portion or all of the benefits of advantageous changes in such rates.

An Underlying Fund may sell options on foreign currencies for the same types of hedging purposes.  For example, where an Underlying Fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, sell a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

As in the case of other types of options, however, the selling of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and an Underlying Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses.  The purchase of an option on foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to an Underlying Fund’s position, it may forfeit the entire amount of the premium plus related transaction costs.  As in the case of forward contracts, certain options on foreign currencies are traded over the counter and involve risks which may not be present in the case of exchange-traded instruments.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, an Underlying Fund could sell a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Underlying Fund to hedge such increased cost up to the amount of the premium.  Foreign currency options sold by an Underlying Fund will generally be covered in a manner similar to the covering of other types of options.  As in the case of other types of options, however, the selling of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction.  If this does not occur, the option may be exercised and an Underlying Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium.  Through the selling of options on foreign currencies, an Underlying Fund also may be required to forgo all or a portion of the benefits, which might otherwise have been obtained from favorable movements in exchange rates.  An Underlying Fund may also use foreign currency options to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

Passive Foreign Investment Companies

Certain of the Underlying Funds may invest in securities of “passive foreign investment companies” (“PFICs”).  Some foreign countries limit or prohibit all direct foreign investment in the securities of companies located in their countries.  However, the governments of some countries have authorized the organization of investment funds to permit indirect foreign investment in such securities.  The Underlying Funds may subject to certain percentage limits under the 1940 Act and the laws of certain states relating to the purchase of securities of investment companies, and may be subject to the limitation that more than 10% of the value of the Underlying Funds’ assets may be invested in such securities.

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Sovereign Debt

Certain of the Underlying Funds may invest in sovereign debt securities issued by governments of foreign countries.  The sovereign debt in which the Underlying Fund may invest may be rated below investment-grade.  These securities usually offer higher yields than higher rated securities but also are subject to greater risk than higher rated securities.

Investment in sovereign debt involves a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities also may depend upon expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt.  Dividend and interest income from foreign securities may generally be subject to withholding taxes by the country in which the issuer is located and may not be recoverable by an Underlying Fund or its investors.

Sovereign debt issued or guaranteed by emerging market governmental entities, and corporate issuers in which an Underlying Fund may invest potentially involves a high degree of risk and may be deemed the equivalent in terms of quality to high risk, low rated securities (i.e., high-yield bonds) and subject to many of the same risks as such securities.  An Underlying Fund may have difficulty disposing of certain of these debt obligations because there may be a thin trading market for such securities. In the event a governmental issuer defaults on its obligations, the Underlying Fund may have limited legal recourse against the issuer or guarantor, if any.  Remedies must, in some cases, be pursued in the courts in the jurisdiction in which the defaulting party itself operates, and the ability of the holder of foreign government debt securities to obtain recourse may be subject to the political climate in the relevant country.

The issuers of the government debt securities in which an Underlying Fund may invest may experience substantial difficulties in servicing their external debt obligations, which may lead to defaults on certain obligations. In the event of default, holders of sovereign debt may be requested to participate in the rescheduling of sovereign debt and to extend further loans to governmental entities.  In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of foreign government debt obligations in the event of default under their commercial bank loan agreements.  Further, in the event of a default by a governmental entity, an Underlying Fund may have few or no effective legal remedies for collecting on such debt.

OTHER INVESTMENT PRACTICES AND RISKS

Borrowing

Leveraging by means of borrowing will exaggerate the effect of any increase or decrease in the value of portfolio securities on an Underlying Fund’s NAV; money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances), which may or may not exceed the income received from the securities purchased with borrowed funds. The use of borrowing tends to result in a faster than average movement, up or down, in the NAV of the Underlying Fund’s shares.  An Underlying Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Reverse repurchase agreements will be included as borrowing.  Securities purchased on a when-issued or delayed delivery basis will not be subject to the Underlying Fund’s borrowing limitations to the extent that the

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Underlying Fund establishes and maintains liquid assets in a segregated account with the Trust’s custodian (or earmark liquid assets on its records) equal to the Underlying Fund’s obligations under the when-issued or delayed delivery arrangement.

Exchange-Traded Funds (“ETFs”)

An ETF is an investment company whose goal is to track or replicate a desired index, such as a sector, market or global segment.  ETFs are passively managed and traded similar to a publicly traded company.  Similarly, the risks and costs are similar to that of a publicly traded company.  The goal of an ETF is to correspond generally to the price and yield performance, before fees and expenses of its underlying index.  The risk of not correlating to the index is an additional risk to the investors of ETFs.  Because ETFs trade on an exchange, they may not trade at NAV.  Sometimes, the prices of ETFs may vary significantly from the NAVs of the ETF’s underlying indices.  Additionally, if an Underlying Fund elects to redeem its ETF shares rather than selling them in the secondary market, the Underlying Fund may receive the underlying securities which it would then have to sell in order to obtain cash.  Additionally, when an Underlying Fund invests in ETFs, shareholders of the Underlying Fund bear their proportionate share of the underlying ETF’s fees and expenses.

Foreign Currency Warrants

Foreign currency warrants such as Currency Exchange WarrantsSM (“CEWsSM”) are warrants that entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant.  Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese yen or the euro.  The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed).

Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised.  The expiration date of the warrants may be accelerated if the warrants should be de-listed from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining “time value” of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case the warrants were “out-of-the-money,” in a total loss of the purchase price of the warrants.  Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation (“OCC”). Unlike foreign currency options issued by OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk,

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including risks arising from complex political or economic factors.

Hard Asset Securities

The production and marketing of hard assets or global resources may be affected by actions and changes in governments.  In addition, hard asset companies and securities of hard asset companies may be cyclical in nature.  During periods of economic or financial instability, the securities of some hard asset companies may be subject to broad price fluctuations, reflecting volatility of energy and basic materials prices and possible instability of supply of various hard assets.  In addition, some hard asset companies may also be subject to the risks generally associated with extraction of natural resources, such as the risks of mining and oil drilling, and the risks of the hazards associated with natural resources, such as fire, drought, increased regulatory and environmental costs, and others.  Securities of hard asset companies may also experience greater price fluctuations than the relevant hard asset.  In periods of rising hard asset prices, such securities may rise at a faster rate, and, conversely, in time of falling hard asset prices, such securities may suffer a greater price decline.

Holding Company Depositary Receipts

Holding Company Depositary Receipts (“HOLDRs”) are trust-issued receipts that represent an Underlying Fund’s beneficial ownership of a specific group of stocks.  HOLDRs involve risks similar to the risks of investing in common stock.  For example, an Underlying Fund’s investments will decline in value if the underlying stocks decline in value.  Because HOLDRs are not subject to concentration limits, the relative weight of an individual stock may increase substantially, causing the HOLDRs to be less diverse and creating more risk.

Illiquid Securities

Generally, a security is considered illiquid if it cannot be disposed of within seven days.  Its illiquidity might prevent the sale of such a security at a time when the Sub-Adviser might wish to sell, and these securities could have the effect of decreasing the overall level of an Underlying Fund’s liquidity.  Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring an Underlying Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that the Underlying Fund could realize upon disposition.  Because of the nature of these securities, a considerable period of time may elapse between an Underlying Fund’s decision to dispose of these securities and the time when an Underlying Fund is able to dispose of them, during which time the value of the securities could decline.  Securities that are not readily marketable will be valued in good faith pursuant to procedures adopted by the Board.

Initial Public Offerings

Initial Public Offerings (“IPOs”) occur when the company first offers its securities to the public.  Certain of the Underlying Funds may, consistent with its investment policies, invest in IPOs.  IPOs occur when a company’s securities at the time the company first offers securities to the public, that is, at the time of the company’s IPO.  Although companies can be any age or size at the time of their IPO, they are often smaller and have a limited operating history, which involves a greater potential for the value of their securities to be impaired following the IPO.  Investors in IPOs can be adversely affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.  In addition, all of the factors that affect stock market performance may have a greater impact on the shares of IPO companies.

The price of a company’s securities may be highly unstable at the time of its IPO and for a period thereafter due to market psychology prevailing at the time of the IPO, the absence of a prior public market, the small number of shares available and limited availability of investor information.  As a result of this or other factors,

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the Underlying Funds’ adviser might decide to sell an IPO security more quickly than it would otherwise, which may result in a significant gain or loss and greater transaction costs to the Underlying Funds.  Any signs from shares held for 12 months or less will be treated as short-term gains, taxable as ordinary income to the Underlying Funds’ shareholders.  In addition, IPO securities may be subject to varying patterns of trading volume and may, at times, be difficult to sell without an unfavorable impact on prevailing prices.

The effect of an IPO investment can have a magnified impact on the Underlying Funds’ performance when the Underlying Funds’ asset bases are small.  Consequently, IPOs may constitute a significant portion of the Underlying Funds’ returns particularly when the Funds are small.  Since the number of securities issued in an IPO is limited, it is likely that IPO securities will represent a smaller component of the Underlying Funds’ assets as it increases in size and, therefore, have a more limited effect on the Underlying Funds’ performance.

There can be no assurance that IPOs will continue to be available for the Underlying Funds to purchase.  The number or quality of IPOs available for purchase by the Underlying Funds may vary, decrease or entirely disappear.  In some cases, the Underlying Funds may not be able to purchase IPOs at the offering price, but may have to purchase the shares in the aftermarket at a price greatly exceeding the offering price, making it more difficult for the Underlying Funds to realize a profit.

Internet and Internet-Related Companies

Internet and Internet-related companies are generally subject to a rate of change in technology which is higher than other industries and often requires extensive and sustained investment in research and development.  As a result, Internet and Internet-related companies are exposed to the risk of rapid product obsolescence.  Changes in governmental policies, such as telephone and cable regulations and anti-trust enforcement, and the need for regulatory approvals may have an adverse effect on the products, services and securities of Internet and Internet-related companies.  Internet and Internet-related companies may also produce or use products or services that prove commercially unsuccessful.  In addition, intense worldwide competitive pressures and changing demand, evolving industry standards, challenges in achieving product capability, loss of patent protection or proprietary rights, reduction or interruption in the supply of key components, changes in strategic alliances, frequent mergers or acquisitions or other factors can have a significant effect on the financial conditions of companies in these industries, competitive pressures in the Internet and Internet-related industries may affect negatively the financial condition of Internet and Internet-related companies. Internet and Internet-related companies are also subject to the risk of service disruptions, and the risk of losses arising out of litigation related to these losses.  Many Internet companies have exceptionally high price-to-earnings ratios with little or no earnings.

Risk Considerations Regarding the Internet Industry

The value of shares of an Underlying Fund invested in the internet industry may fluctuate based upon risk factors affecting the Internet industry and related industries.  Stocks of many Internet companies for which IPOs occurred between 1999 and 2001 have been trading below their initial offering price. Further, many Internet and Internet-related companies have incurred losses since their inception, may continue to incur losses for an extended period of time and may never achieve profitability.  Products developed by these companies may be commercially unsuccessful and subject to rapid obsolescence as the market in which many Internet companies compete is characterized by rapidly changing technology, evolving industry standards, frequent new service and product announcements, introductions and enhancements and changing customer demands. The failure of an Internet company to adapt to such changes could have a material adverse effect on the company’s business, results of operations and financial condition.  In addition, the widespread adoption of new Internet, networking or telecommunications technologies or other technological changes could require substantial expenditures by an Internet company to modify or adapt its services or infrastructure, which could have a material adverse effect on an Internet company’s business, results of operations and financial condition.

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iShares MSCI Index Shares

Certain of the Underlying Funds may invest in iShares MSCI Index Shares (“iShares”) (formerly known as World Equity Benchmark Shares (“WEBS”)). WEBS were a form of exchange-traded fund traded on the American Stock Exchange (“AMEX”).  They were re-named iShares MSCI Index Shares on March 15, 2000. iShares track the performance of several international equity indices.  Each country index series invests in an optimized portfolio of common stocks based on that country’s Morgan Stanley Capital International benchmark country index. The market prices of iShares are expected to fluctuate in accordance with both changes in the NAVs of their underlying indices and supply and demand of iShares on the AMEX. To date, iShares have traded at relatively modest discounts and premiums to their NAVs.  However, iShares have a limited operating history and information is lacking regarding the actual performance and trading liquidity of iShares for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of iShares will continue to be met or will remain unchanged.  In the event substantial market or other disruptions affecting iShares should occur in the future, the liquidity and value of an Underlying Fund’s shares could also be substantially and adversely affected.  If such disruptions were to occur, the Underlying Fund could be required to reconsider the use of iShares as part of its investment strategy. (See “Exchange-Traded Funds.”)

Lending Portfolio Securities

For the purpose of realizing additional income, certain of the Underlying Funds may make secured loans of portfolio securities up to 331/3% of its total assets (excluding debt securities and repurchase agreements for which this limitation does not apply). Securities loans are made to banks, brokers and other financial institutions pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent marked-to-market on a daily basis. The collateral received will consist of cash, U.S. government securities, letters of credit or such other collateral as may be permitted under the Underlying Funds’ investment program.  While the securities are being lent, the Underlying Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower.  The Underlying Fund has a right to call each loan and obtain the securities on five business days’ notice or, in connection with securities trading on foreign markets, within such longer period of time which coincides with the normal settlement period for purchases and sales of such securities in such foreign markets.  The Underlying Fund will not have the right to vote securities while they are being lent, but it will call a loan in anticipation of any important vote.  The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral in the event the value of the collateral decreased below the value of the securities loaned or of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially.  Loans will not be made unless, in the judgment of the Sub-Adviser, the consideration to be earned from such loans would justify the risk.

Master Limited Partnerships

Certain of the Underlying Funds may invest in Master Limited Partnerships (“MLPs”). Certain companies are organized as MLPs in which ownership interests are publicly traded. MLPs often own several properties or businesses (or directly own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects. Generally, a MLP is operated under the supervision of one or more managing general partners. Limited partners (like a Fund that invests in a MLP) are not involved in the day-to-day management of the partnership. They are allocated income and capital gains associated with the partnership project in accordance with the terms established in the partnership agreement. The risks of investing in a MLP are generally those inherent in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations.

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Accordingly, there may be less protections afforded investors in a MLP than investors in a corporation. Additional risks involved with investing in a MLP are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate or oil and gas industries.

Other Investment Companies

An investment company is a company engaged in the business of pooling investors’ money and trading in securities for them.  Examples include face-amount certificate companies, unit investment trusts and management companies.  When an Underlying Fund invests in other investment companies, shareholders of the Underlying Fund bear their proportionate share of the underlying investment companies’ fees and expenses.

Certain of the Underlying Funds may invest in shares issued by other investment companies to the extent permitted by the 1940 Act and the rules and regulations thereunder or under the terms of an exemptive order granted by the SEC, except that this restriction does not apply to securities received or acquired as dividends through offers of exchange or as a result of re-organization, consolidation or merger.  Certain Underlying Funds may invest in shares of certain types of investment companies referred to as “SPDRs”, as defined below, and/or “iShares”. Certain Underlying Funds may invest in ETFs. An Underlying Fund is limited in the degree to which it may invest in shares of another investment company in that it may not, at the time of the purchase: (1) acquire more than 3% of the outstanding voting shares of the investment company; (2) invest more than 5% of the Underlying Fund’s total assets in the investment company; or (3) invest more than 10% of the Underlying Fund’s total assets in all investment company holdings.  As a shareholder in any investment company, an Underlying Fund will bear its ratable share of the investment company’s expenses, including management fees in the case of a management investment company.

Performance Indexed Paper

Certain of the Underlying Funds may invest in performance indexed paper. Performance indexed paper is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements.  The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

Portfolio Turnover

Certain Underlying Funds may sell a portfolio investment soon after its acquisition if the Sub-Adviser believes that such a disposition is consistent with the Portfolio’s investment objective.  Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments.  A portfolio turnover rate of 100% or more is considered high, although the rate of portfolio turnover will not be a limiting factor in making portfolio decisions.  A high rate of portfolio turnover involves correspondingly greater brokerage commission expenses and other transaction costs, which must be ultimately borne by an Underlying Fund’s shareholders. High portfolio turnover may result in the realization of substantial net capital gains.

Principal Exchange Rate Linked Securities

Certain of the Underlying Funds may invest in principal exchange rate linked securities. Principal exchange rate linked securities are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time.

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The return on “standard” principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; “reverse” principal exchange rate linked securities are like the “standard” securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency.  Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). Principal exchange rate linked securities may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

Private Funds

Certain of the Underlying Funds may invest in U.S. or foreign private limited partnerships or other investment funds (“Private Funds”). Investments in Private Funds may be highly speculative and volatile. Because Private Funds under certain circumstances are investment companies for purposes of the 1940 Act, the Underlying Fund’s ability to invest in them will be limited. In addition, shareholders of the Underlying Fund will remain subject to the Underlying Fund’s expenses while also bearing their pro rata share of the operating expenses of the Private Funds. The ability of the Underlying Fund to dispose of interests in Private Funds is very limited and involves risks, including loss of the entire investment in the Private Fund.

Real Estate Investment Trusts (“REITs”)

Certain of the Underlying Funds may invest in Real Estate Investment Trusts (“REITs”).  REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests.  REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs.  Equity REITs invest most of their assets directly in real property and derive income primarily from the collection of rents.  Equity REITs can also realize capital gains by selling properties that have appreciated in value.  Mortgage REITs invest most of their assets in real estate mortgages and derive income from interest payments.  Like investment companies, REITs are not taxed on income distributed to shareholders if they comply with several requirements of the Code.  An Underlying Fund will indirectly bear its proportionate share of any expenses (such as operating expenses and advisory fees) paid by REITs in which it invests in addition to the expenses paid by the Underlying Fund.

Risks Associated with the Real Estate Industry

Although an Underlying Fund that invests in REITs does not invest directly in real estate, it does invest primarily in real estate equity securities and may concentrate its investments in the real estate industry, and, therefore, an investment by an Underlying Fund may be subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general.  These risks include, among others:

•                  possible declines in the value of real estate;

•                  adverse general or local economic conditions;

•                  possible lack of availability of mortgage funds;

•                  overbuilding;

•                  extended vacancies of properties;

•                  increases in competition, property taxes and operating expenses;

•                  changes in zoning or applicable tax law;

•                  costs resulting from the clean-up of, and liability to third parties for damages resulting from,     environmental problems;

•                  casualty or condemnation losses;

•                  uninsured damages from floods, earthquakes or other natural disasters;

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limitations on and variations in rents; and

•                  unfavorable changes in interest rates.

In addition to the risks discussed above, REITs may be affected by any changes in the value of the underlying property owned by the trusts or by the quality of any credit extended.  REITs are dependent upon management skill, are not diversified, and are therefore subject to the risk of financing single or a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation, and the possibility of failing to qualify for special tax treatment under Subchapter M of the Code and to maintain an exemption under the 1940 Act.  Finally, certain REITs may be self-liquidating in that a specific term of existence is provided for in the trust document and such REITs run the risk of liquidating at an economically inopportune time.

Repurchase Agreements

Certain of the Underlying Funds may invest in repurchase agreements.  The term of such an agreement is generally quite short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery.  The resale price is in excess of the purchase price by an amount, which reflects an agreed-upon market rate of return, effective for the period of time the Underlying Fund is invested in the security.  This results in a fixed rate of return protected from market fluctuations during the period of the agreement.  This rate is not tied to the coupon rate on the security subject to the repurchase agreement.

The Sub-Adviser or Underlying Funds’ adviser monitors the value of the underlying securities held as collateral at the time the repurchase agreement is entered into and at all times during the term of the agreement to ensure that their value always equals or exceeds the agreed-upon repurchase price to be paid to the Underlying Fund.  The Sub-Adviser or Underlying Funds’ adviser, in accordance with procedures established by the Board of directors/trustees of the Underlying Fund, also evaluates the creditworthiness and financial responsibility of the banks and brokers or dealers with which the Underlying Fund enters into repurchase agreements.

Certain of the Underlying Funds may engage in repurchase transactions in accordance with guidelines approved by the Underlying Funds’ Board of directors/trustees, which include monitoring the creditworthiness of the parties with which an Underlying Fund engages in repurchase transactions, obtaining collateral at least equal in value to the repurchase obligation, and marking the collateral to market on a daily basis.

Certain of the Underlying Funds may not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreements, together with any other securities that are not readily marketable, would exceed that Underlying Funds’ limitation of 15% of the net assets of the Underlying Fund on investing in illiquid securities.  If the seller should become bankrupt or default on its obligations to repurchase the securities, the Underlying Fund may experience delay or difficulties in exercising its rights to the securities held as collateral and might incur a loss if the value of the securities should decline.  The Underlying Fund also might incur disposition costs in connection with liquidating the securities.

Restricted Securities

Certain of the Underlying Funds also may purchase securities that are not registered under the 1933 Act (“restricted securities”), including those that can be offered and sold to qualified institutional buyers (“QIBs”) under Rule 144A under the 1933 Act (“Rule 144A securities”).  An Underlying Fund’s Board of directors/trustees, based upon information and recommendations provided by the adviser, confirms that a specific Rule 144A security is liquid and thus not subject to the limitation on investing in illiquid investments.  This investment practice could have the effect of decreasing the level of liquidity in an Underlying Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities held by the Underlying Fund.  Subject to an Underlying Fund’s limitations on investments in illiquid

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investments and subject to the diversification requirements of the Code, an Underlying Fund may also invest in restricted securities that may not be sold under Rule 144A, which presents certain liquidity risks. Liquidity risks involve the Underlying Funds’ inabilities to dispose of the securities in a timely manner or at favorable prices due to a limited number of QIBs. Some Rule 144A securities have registration rights attached when they are initially issued and thus, can be registered with either the SEC or the appropriate state(s). Once the issuer registers the security, it can be traded freely without any legal constrains. Other Rule 144A securities do not have registration rights attached when first issued.  As such, these securities can only be bought from and sold to QIBs. Nonetheless, a small market exists for trading Rule 144A securities.  An Underlying Fund may not be able to sell these securities when its adviser wishes to do so, or might have to sell them at less than fair value. In addition, market quotations are less readily available. Therefore, judgment may at times play a greater role in valuing these securities than in the case of unrestricted securities.

Reverse Repurchase Agreements

A reverse repurchase agreement involves the sale of a security by the Underlying Fund and its agreement to repurchase the instrument at a specified time and price.  An Underlying Fund will use the proceeds of a reverse repurchase agreement to purchase other money market instruments which either mature at a date simultaneous with or prior to the expiration of the reverse repurchase agreement or which are held under an agreement to resell maturing as of that time.  An Underlying Fund typically will segregate assets determined to be liquid by the adviser to cover its obligations under reverse repurchase agreements.  Under the 1940 Act, reverse repurchase agreements for which assets are not segregated may be considered to be borrowings by the seller; accordingly, certain of the Underlying Funds will limit their investments in uncovered reverse repurchase agreements consistent with the borrowing limits applicable to the Underlying Fund (see “Borrowing” for further information on these limits).  The use of reverse repurchase agreements by the Underlying Fund creates leverage, which increases the Underlying Fund’s investment risk.  If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the cost of the agreements, the Underlying Fund’s earnings or NAV will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or NAV would decline faster than otherwise would be the case.

Risk Arbitrage Securities and Distressed Companies

A merger, tender or exchange offer, or other corporate restructuring proposed at the time a portfolio invests in risk arbitrage securities may not be completed on the terms or within the time frame contemplated, resulting in losses to the Underlying Funds. Debt obligations of distressed companies typically are unrated, lower rated, in default, or close to default. Also, securities of distressed companies are generally more likely to become worthless than the securities of more financially stable companies.

Short Sales

A short sale is a transaction in which an Underlying Fund sells a security it does not own in anticipation of a decline in market price.  Certain of the Underlying Funds may make short sales to offset a potential decline in a long position or a group of long positions, or if the adviser believes that a decline in the price of a particular security or group of securities is likely.

The Underlying Funds’ obligation to replace the security borrowed in connection with the short sale will be secured by collateral deposited with a broker, consisting of cash or securities acceptable to the broker.  An Underlying Fund is not required to liquidate an existing short sale position solely because a change in market values has caused one or more of these percentage limitations to be exceeded.

Short Sales Against the Box

A short sale “against the box” is a short sale where, at the time of the short sale, the Underlying Fund owns or

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has the immediate and unconditional right, at no added cost, to obtain the identical security.  An Underlying Fund would enter into such a transaction to defer a gain or loss for federal income tax purposes on the security owned by the Underlying Fund.  Short Sales against the box are not subject to the percentage limitations on short sales described in the Prospectus.

Small Companies

Certain of the Underlying Funds may invest in small companies, some of which may be unseasoned.  Such companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group.  While the markets in securities of such companies have grown rapidly in recent years, such securities may trade less frequently and in smaller volume than more widely held securities. The values of these securities may fluctuate more sharply than those of other securities, and an Underlying Fund may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices.  There may be less publicly available information about the issuers of these securities or less market interest in such securities than in the case of larger companies and it may take a longer period of time for the prices of such securities to reflect the full value of their issuers’ underlying earnings potential or assets.

Some securities of smaller issuers may be restricted as to resale or may otherwise be highly illiquid.  The ability of an Underlying Fund to dispose of such securities may be greatly limited, and an Underlying Fund may have to continue to hold such securities during periods when its adviser would otherwise have sold the security.  It is possible that an Underlying Fund’s adviser or an affiliate or client of an Underlying Fund’s adviser may hold securities issued by the same issuers, and may in some cases have acquired the securities at different times, on more favorable terms, or at more favorable prices, than the Underlying Fund which it manages.

Special Situations

A special situation arises when, in the opinion of an Underlying Fund’s adviser, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development applicable to that company, and regardless of general business conditions or movements of the market as a whole.  Developments creating special situations might include, among others: liquidations, reorganizations, recapitalizations, mergers, material litigation, technical breakthroughs, and new management or management policies.  Investments in unseasoned companies and special situations often involve much greater risk than is inherent in ordinary investment securities.

Standard & Poor’s Depositary Receipts

Certain of the Underlying Funds may, consistent with their investment policies, purchase Standard & Poor’s Depositary Receipts (“SPDRs”).  SPDRs are securities traded on the AMEX that represent ownership in the SPDR Trust, a trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the S&P 500® Index.  The SPDR Trust is sponsored by a subsidiary of the AMEX.  SPDRs may be used for several reasons, including, but not limited to, facilitating the handling of cash flows or trading, or reducing transaction costs. The price movement of SPDRs may not perfectly parallel the price action of the S&P 500® Index.

Stock Purchase Rights

Underlying Funds may also invest in stock purchase rights.  Stock purchase rights are instruments, frequently distributed to an issuer’s shareholders as a dividend, that entitle the holder to purchase a specific number of shares of common stock on a specific date or during a specific period of time. The exercise price on the rights is normally at a discount from market value of the common stock at the time of distribution.  The rights do not carry with them the right to dividends or to vote and may or may not be transferable.

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Stock purchase rights are frequently used outside of the United States as a means of raising additional capital from an issuer’s current shareholders.

As a result, an investment in warrants or stock purchase rights may be considered more speculative than certain other types of investments.  In addition, the value of a warrant or a stock purchase right does not necessarily change with the value of the underlying securities, and warrants and stock purchase rights expire worthless if they are not exercised on or prior to their expiration date.

Strategic Transactions

Certain of the Underlying Funds may, but are not required to, utilize various investment strategies as described in this SAI to hedge various market risks, to manage the effective maturity or duration of fixed-income securities, or to seek potentially higher returns.  Utilizing these investment strategies, the Underlying Fund may purchase and sell, to the extent not otherwise limited or restricted for such Underlying Funds, exchange-listed and over-the-counter put and call on securities, equity and fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called “Strategic Transactions”).

Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Underlying Funds resulting from securities markets or currency exchange rate fluctuations, to protect the Underlying Fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities.  Some Strategic Transactions may also be used to seek potentially higher returns, although all investments will be made in accordance with any limitations imposed by the CFTC.  Any or all of these investment techniques may be used at any time, as use of any Strategic Transaction is a function of numerous variables including market conditions.  The ability of the Underlying Fund to utilize these Strategic Transactions successfully will depend on the adviser’s ability to predict, which cannot be assured, pertinent market movements.  The Underlying Fund will comply with applicable regulatory requirements when utilizing Strategic Transactions. Strategic Transactions involving financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management or portfolio management purposes.

Straddles

Certain of the Underlying Funds may use straddles. A straddle, which may be used for hedging purposes, is a combination of put and call options on the same underlying security used for hedging purposes to adjust the risk and return characteristics of the Portfolio’s overall position. A possible combined position would involve writing a covered call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written covered call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Temporary Defensive Investments

For temporary and defensive purposes, certain of the Underlying Funds may invest up to 100% of its total assets in investment-grade fixed-income securities (including short-term U.S. government securities, investment-grade debt instruments, and money market instruments, including negotiable certificates of deposit, non-negotiable fixed-time deposits, bankers’ acceptances, commercial paper and floating rate notes), preferred stocks and repurchase agreements.  Certain Underlying Funds may hold an unlimited amount of such investments consistent with its objectives.  Certain of the Underlying Funds also may hold significant amounts

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of its assets in cash, subject to the applicable percentage limitations for short-term securities. Unless otherwise stated, all percentage limitations on portfolio investments listed in the Prospectus and SAI of the Underlying Fund will apply at the time of investment.  The Underlying Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as result of an investment.

To Be Announced Sale Commitments

To Be Announced (“TBA”) Sale Commitments involve commitments where the unit price and the estimated principal amount are established upon entering into the contract, with the actual principal amount being within a specified range of the estimate. An Underlying Fund will enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, the Underlying Fund will maintain, in a segregated account, cash or marketable securities in an amount sufficient to meet the purchase price. Unsettled TBA sale commitments are valued at current market value of the underlying securities. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Underlying Fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If the Underlying Fund delivers securities under the commitment, the Underlying Fund realizes a gain or loss from the sale of the securities, based upon the unit price established at the date the commitment was entered into.

Unseasoned Companies

Certain of the Underlying Funds may invest in companies (including predecessors) which have been in operation for less than three years.  The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case.  In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

INVESTMENT RESTRICTIONS

FUNDAMENTAL INVESTMENT RESTRICTIONS

The Portfolio has adopted certain investment restrictions as fundamental policies that cannot be changed without the approval of the holders of a “majority” of the Portfolio’s outstanding voting securities, as that term is defined in the 1940 Act.  The term “majority” is defined in the 1940 Act as the lesser of: (i) 67% or more of the Portfolio’s voting securities present at a meeting of shareholders, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy; or (ii) more than 50% of the Portfolio’s outstanding voting securities.  The investment objective, and all policies of the Portfolio not specifically identified in this SAI or the Prospectus as fundamental, may be changed without a vote of the shareholders of the Portfolio.  For purposes of the following limitations, all percentage limitations apply immediately after a purchase or initial investment.

Unless otherwise indicated, the Portfolio may not:

1.                                       purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions; and (b) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Portfolio;

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2.                                       purchase securities of any issuer if, as a result, with respect to 75% of the Portfolio’s total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Portfolio’s ownership would be more than 10% of the outstanding voting securities of any issuer, provided that this restriction does not limit the Portfolio’s investments in securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, or investments in securities of other investment companies;

3.                                       borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations thereunder and any exemptive relief obtained by the Portfolio;

4.                                       make loans, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations and any exemptive relief obtained by the Portfolio.  For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring debt securities are not deemed to be making of loans;

5.                                       underwrite any issue of securities within the meaning of the 1933 Act except when it might technically be deemed to be an underwriter either: (a) in connection with the disposition of a portfolio security; or (b) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Portfolio’s ability to invest in securities issued by other registered management investment companies;

6.                                       purchase or sell real estate, except that the Portfolio may:  (i) acquire or lease office space for its own use; (ii) invest in securities of issuers that invest in real estate or interests therein; (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; or (iv) hold and sell real estate acquired by the Portfolio as a result of the ownership of securities;

7.                                       issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Portfolio; or

8.                                       purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities). This limitations does not apply to foreign currency transactions, including, without limitation, forward currency contracts.

The fundamental investment restrictions set forth above may be modified so as to provide the Portfolio with the ability to operate under new rules or amendments under the 1940 Act or under orders of the SEC applicable to the Portfolio without receiving prior shareholder approval of the change.

With respect to each Portfolio’s concentration policy, industry classifications are in accordance with Global Industrial Classification and/or Standard Industrial Classification (“SIC”) Codes.  Industry classifications may be changed at any time to reflect changes in the market place.

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MANAGEMENT OF THE TRUST

The business and affairs of the Trust are managed under the direction of the Board according to the applicable laws of the Commonwealth of Massachusetts and the Trust’s Amended and Restated Agreement and Declaration of Trust.  The Board governs the Portfolio and is responsible for protecting the interests of shareholders.  The Trustees are experienced executives who oversee the Trust’s activities, review contractual arrangements with companies that provide services to the Portfolio, and review the Portfolio’s performance.

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Set forth in the table below is information about each Trustee:

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served (1)	Principal Occupation(s) – During the Past 5 Years	Number of Funds in ING Fund Complex Overseen by Trustee (2)(3)	Other Directorships Held by Trustee
Independent Trustees
Colleen D. Baldwin(11) 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 48	Trustee	November 2007 - Present	Consultant, Glantuam Partners, LLC (January 2009 – Present); President, National Charity League/Canaan Parish Board (June 2008 – Present); and Consultant (January 2005 - Present). Formerly, Chief Operating Officer, Ivy Asset Management Group (April 2002 – October 2004).	158	None.
John V. Boyer 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 55	Trustee	January 2005 –Present	President, Bechtler Arts Foundation (January 2008 – Present). Formerly, Consultant (July 2007 – February 2008); President and Chief Executive Officer, Franklin and Eleanor Roosevelt Institute (March 2006 – July 2007), and Executive Director, The Mark Twain House & Museum(4) (September 1989 – March 2006).	158	None.
Patricia W. Chadwick 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 60	Trustee	January 2006 –Present	Consultant and President of Ravengate Partners LLC (January 2000 – Present).	158	Wisconsin Energy Corporation (June 2006 – Present).
Peter S. Drotch(5) 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 67	Trustee	November 2007 - Present	Retired partner, PricewaterhouseCoopers, LLP.	158	First Marblehead Corporation, (September 2003- Present) .
J. Michael Earley 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 63	Trustee	January 1997 – Present	Retired. Formerly, President and Chief Executive Officer, Bankers Trust Company, N.A., Des Moines (June 1992 – December 2008).	158	Bankers Trust Company, N.A. (June 1992 – Present) and Midamerica Financial Corporation (December 2002 – Present).
Patrick W. Kenny 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 66	Trustee	January 2005 –Present	President and Chief Executive Officer, International Insurance Society (June 2001 – Present).	158	Assured Guaranty Ltd. (April 2004 – Present) and Odyssey Re Holdings Corporation (November 2006 – Present).
Sheryl K. Pressler 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 58	Trustee	January 2006 –Present	Consultant (May 2001 – Present).	158	Stillwater Mining Company (May 2002 – Present).
Roger B. Vincent(6) 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 63	Chairman and Trustee	January 1994 – Present	President, Springwell Corporation (March 1989 – Present).	158	UGI Corporation (February 2006 – Present) and UGI Utilities, Inc. (February 2006 – Present).

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Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served (1)	Principal Occupation(s) – During the Past 5 Years	Number of Funds in ING Fund Complex Overseen by Trustee (2)(3)	Other Directorships Held by Trustee
Trustees who are “Interested Persons”
Robert W. Crispin(7) 7337 East Doubletree Ranch Road Scottsdale, AZ 85258 Age: 62	Trustee	November 2007 – Present	Retired. Formerly, Chairman and Chief Investment Officer, ING Investment Management Co. (July 2001 – December 2007).	158	ING Canada Inc. (December 2004 – Present) and ING Bank fsb (June 2001-Present).
Shaun P. Mathews(7) 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 52	Trustee	November 2007 – Present	President and Chief Executive Officer, ING Investments, LLC(7) (November 2006 – Present). Formerly, President, ING Mutual Funds and Investment Products (November 2004 – November 2006) and Chief Marketing Officer, ING USFS (April 2002 – October 2004).	196

ING Services Holding Company, Inc. (May 2000 – Present); Southland Life Insurance Company (June 2002 – Present); and ING Capital Corporation, LLC, ING Funds Distributor, LLC(8), ING Funds Services, LLC(10), ING Investments, LLC(9) and ING Pilgrim Funding, Inc. (December 2005 – Present).

(1)  Trustees serve until their successors are duly elected and qualified.  The tenure of each Trustee is, subject to the Board’s retirement policy which states that each Independent Trustee shall retire from service as a Trustee at the first regularly scheduled quarterly meeting of the Board that is held after (a) the Trustee reaches the age of 70, if that Trustee qualifies for a retirement benefit as discussed in the Board’s retirement policy; or (b) the Trustee reaches the age 72 or has served as a Trustee for 15 years, whichever comes first, if that Trustee does not qualify for the retirement benefit.  A unanimous vote of the Board may extend the retirement date of a Trustee for up to one year.  An extension may be permitted if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for purposes of appointing a successor to the Trustee or if otherwise necessary under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer needed.

(2)  For purposes of this table (except for Mr. Mathews), “Funds Complex” means the following investment companies: ING Asia Pacific High Dividend Equity Income Fund; ING Equity Trust; ING Funds Trust; ING Global Advantage and Premium Opportunity Fund; ING Global Equity Dividend and Premium Opportunity Fund; ING Infrastructure Development Equity Fund, ING International High Dividend Equity Income Fund; ING Investment Funds, Inc.; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Variable Insurance Trust; ING Variable Products Trust;  and ING Partners Inc.  For Mr. Mathews, the Fund Complex also includes the following investment companies: ING VP Balanced Portfolio, Inc.; ING Strategic Allocation Portfolio, Inc.; ING VP Intermediate Bond Portfolio; ING VP Money Market Portfolio; ING Variable Funds; ING Variable Portfolios, Inc.; and ING Series Fund, Inc.

(3)  The number of Funds in the ING Funds Complex is as of March 31, 2009.

(4) Mr. Boyer held a seat on the board of directors of The Mark Twain House & Museum from September 1989 to November 2005.  ING Groep N.V. affiliates make non-material, charitable contributions to The Mark Twain House & Museum.

(5) Mr. Drotch, who began serving as a Trustee of the Portfolios on November 28, 2007, was the beneficial owner on that date of securities issued by AXA Advisors, Allianz Global Investors, JP Morgan Chase & Co. and Legg Mason, Inc. Mr. Drotch subsequently sold his entire position in AXA Advisors on January 29, 2008, Allianz Global Investors on February 27, 2008, JP Morgan Chase & Co. on March 24, 2008, and Legg Mason, Inc. on February 23, 2008. AllianceBernstein LP, a subsidiary of AXA Advisors; Pacific Investment Management Company LLC and OppenheimerFunds, Inc., subsidiaries of Allianz Global Investors; J.P. Morgan Investment Management, Inc., a subsidiary of JP Morgan Chase & Co.; and Legg Mason Capital Management Inc. and Batterymarch Financial Management, Inc., subsidiaries of Legg Mason, Inc. act as sub-advisers for certain Portfolios. For the period that he beneficially owned those securities, Mr. Drotch was an “interested person” (as that term is defined in the Investment Company Act of 1940) of the Portfolios for which these firms or their affiliates served as sub-advisers. Mr. Drotch may also have been an “interested person” of the Trust from November 28, 2007 through the date of the sale of the above-referenced security or securities.

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(6)  Mr. Vincent may have been deemed to be an interested person of the Trust, as defined in the 1940 Act during a portion of 2002, because he had beneficial ownership of 200 shares of Goldman, Sachs & Co., the parent company of a sub-adviser to one of the Portfolios of the Trust, during a portion of 2002.  Mr. Vincent no longer has beneficial ownership of those shares.

(7)  Messrs. Crispin and Mathews are deemed an “interested persons” of the Trust as defined in the 1940 Act because of their relationships with ING Groep, N.V., the parent corporation of the adviser, ING Investments, LLC and the Distributor.

(8) ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(9) ING Investments, LLC was previously named ING Pilgrim Investments, LLC.  ING Pilgrim Investments, LLC is the sucessor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(10) ING Funds Services, LLC was previously named ING Pilgrim Group, LLC.  ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(11) Ms. Baldwin began serving as a Trustee of the Trust on November 28, 2007. On that date, she held a beneficial ownership in securities issued by Wachovia Corporation, Bank of America Corporation and Merrill Lynch & Co., Inc. Ms. Baldwin subsequently sold her entire position in Wachovia Corporation on June 4, 2008, Bank of America Corporation on June 4, 2008 and Merrill Lynch & Co., Inc. on May 19, 2008.  BlackRock Investment Management, LLC, an affiliate of Merrill Lynch & Co., Inc. and Columbia Management Advisors, LLC, an investment management division of Bank of America Corporation, and Evergreen Investment Management Company, LLC, a subsidiary of Wachovia Corporation, act as sub-advisers for certain Portfolios.  For the period that she was a beneficial owner, Ms. Baldwin was an “interested person” (as that term is defined in the Investment Company Act of 1940) of the Portfolios for which these firms or their affiliates served as sub-advisers. Ms. Baldwin may have been an “interested person” of the Trust from November 28, 2007 through June 4, 2008 as a result of her ownership of the above-referenced securities.

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Information about the Trust’s Officers is set forth in the table below:

Name, Address and Age	Positions Held with the Trust	Term of Office and Length of Time Served (1)	Principal Occupation(s) During the Last Five Years
Shaun P. Mathews 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 53	President and Chief Executive Officer	November 2006 – Present

President and Chief Executive Officer, ING Investments, LLC(2)  (November 2006 – Present). Formerly, President, ING Mutual Funds and Investment Products (November 2004 – November 2006) and Chief Marketing Officer, ING USFS (April 2002 – October 2004).

Michael J. Roland 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 50	Executive Vice President	March 2003 – Present

Head of Mutual Fund Platform (February 2007 – Present); and Executive Vice President, ING Investments, LLC(2) and ING Funds Services, LLC(3) (December 2001 – Present). Formerly, Executive Vice President, Head of Product Management (January 2005 – January 2007); Chief Compliance Officer, ING Investments, LLC(2) and Directed Services LLC(4) (October  2004 – December 2005); and Chief Financial Officer and Treasurer, ING Investments, LLC(2)  (December 2001 – March 2005).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 58	Executive Vice President	March 2003 – Present	Executive Vice President, ING Investments, LLC(2) (July 2000 – Present) and Chief Investment Risk Officer, ING Investments, LLC(2) (January 2003 – Present).
Joseph M. O’Donnell 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 54	Executive Vice President Chief Compliance Officer	March 2006 – Present November 2004 – Present

Chief Compliance Officer of the ING Funds (November 2004 – Present) and Executive Vice President of the ING Funds (March 2006 – Present). Formerly, Chief Compliance Officer of ING Investments, LLC(2) (March 2006 – July 2008); Investment Advisor Chief Compliance Officer, Directed Services LLC(4) (March 2006 – July 2008); ING Life Insurance and Annuity Company (March 2006 – December 2006); and Vice President, Chief Legal Counsel, Chief Compliance Officer and Secretary of Atlas Securities, Inc., Atlas Advisers, Inc. and Atlas Funds (October 2001 – October 2004).

Todd Modic 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 41	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 – Present	Senior Vice President, ING Funds Services, LLC(3) (March 2005 – Present). Formerly, Vice President, ING Fund Services, LLC(3) (September 2002 – March 2005).
Kimberly A. Anderson 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 44	Senior Vice President	November 2003 – Present	Senior Vice President, ING Investments, LLC(2) (October 2003 – Present).
Ernest J. C’DeBaca 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 40	Senior Vice President	May 2006 – Present

Chief Compliance Officer, ING Investments, LLC(2)(July 2008 – Present);  Investment Advisor Chief Compliance Officer, Directed Services LLC(4) (July 2008 – Present); Head of Retail Compliance, ING Funds Distributor, LLC(5) and ING Funds Services, LLC(3) (July 2008 – Present); and Senior Vice President, ING Investments, LLC(2)

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Name, Address and Age	Positions Held with the Trust	Term of Office and Length of Time Served (1)	Principal Occupation(s) During the Last Five Years

(December 2006 – Present),  ING Funds Services, LLC(3) (April 2006 - Present), ING Funds Distributor, LLC(5) (July 2008 – Present), and Directed Services LLC(4) (July 2008 – Present). Formerly, Counsel, ING Americas, U.S. Legal Services (January 2004 - March 2006).

Robert Terris 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 38	Senior Vice President	May 2006 – Present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC(3) (May 2006 – Present). Formerly, Vice President of Administration, ING Funds Services, LLC(3) (October 2001 – May 2006).
William Evans 10 State House Square Hartford, Connecticut 06103 Age: 36	Vice President	September 2007 – Present

Vice President, Head of Mutual Fund Advisory Group (April 2007 – Present). Formerly, Vice President, U.S. Mutual Funds and Investment Products (May 2005 – April 2007); and Senior Fund Analyst, U.S. Mutual Funds and Investment Products (May 2002 – May 2005).

Robyn L. Ichilov 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 41	Vice President Treasurer	November 1999 – Present	Vice President and Treasurer, ING Funds Services, LLC(3) (November 1995 – Present) and ING Investments, LLC(2) (August 1997 – Present).
Lauren D. Bensinger 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 55	Vice President	February 2003 – Present

Vice President and Chief Compliance Officer, ING Funds Distributor, LLC(5) (August 1995 - Present); Vice President, ING Investments, LLC(2) and ING Funds Service, LLC(3) (February 1996 – Present); and Director of Compliance, ING Investments, LLC(2)  (October 2004 – Present). Formerly, Chief Compliance Officer, ING Investments, LLC(2) (October 2001 - October 2004).

Maria M. Anderson 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 50	Vice President	September 2004 – Present	Vice President, ING Funds Services, LLC(3) (September 2004 – Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (October 2001 – September 2004).
Denise Lewis 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 45	Vice President	January 2007 – Present	Vice President, ING Funds Services, LLC(3) (December 2006 – Present). Formerly, Senior Vice President, UMB Investment Services Group, LLC (November 2003 – December 2006).
Kimberly K. Springer 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 51	Vice President	March 2006 – Present

Vice President, ING Funds Services, LLC(3)  (March 2006 – Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (August 2004 – March 2006); Manager, Registration Statements, ING Funds Services, LLC(3) (May 2003 – August 2004).

Susan P. Kinens 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 32	Assistant Vice President	February 2003 – Present	Assistant Vice President, ING Funds Services, LLC(3) (December 2002 – Present) .

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Name, Address and Age	Positions Held with the Trust	Term of Office and Length of Time Served (1)	Principal Occupation(s) During the Last Five Years
Craig Wheeler 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 39	Assistant Vice President	May 2008 - Present

Assistant Vice President – Director of Tax, ING Funds Services LLC(3) (March 2008 – Present). Formerly, Tax Manager, ING Funds Services, LLC(3) (March 2005 – March 2008) and Tax Senior, ING Funds Services, LLC(3) (January 2004 – March 2005).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 45	Secretary	August 2003 – Present	Chief Counsel, ING Americas, U.S. Legal Services (September 2003 – Present).
Theresa K. Kelety 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 46	Assistant Secretary	August 2003 – Present	Senior Counsel, ING Americas, U.S. Legal Services (April 2008 – Present). Formerly, Counsel, ING Americas, U.S. Legal Services (April 2003 – April 2008).
Kathleen Nichols 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 33	Assistant Secretary	May 2008 - Present	Counsel, ING Americas, U.S. Legal Services (February 2008- Present). Formerly, Associate, Ropes & Gray LLP (September 2005 – February 2008).

(1)                                  The officers hold office until the next annual meeting of the Trustees and until their successors shall have been elected and qualified.

(2)                                  ING Investments, LLC was previously named ING Pilgrim Investments, LLC.  ING Pilgrim Investments, LLC is the sucessor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(3)                                  ING Funds Services, LLC was previously named ING Pilgrim Group, LLC.  ING Pilgrim Group, LLC is the sucessor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(4)                                  Directed Services LLC is the successor in interest to Directed Services, Inc.

(5)                                  ING Funds Distributor, LLC is the sucessor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

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SHARE OWNERSHIP POLICY

In order to further align the interests of the Independent Trustees with shareholders, it is the policy of the Board for Independent Trustees to own beneficially, shares of one or more funds managed by the ING entities at all times (“Policy”). For this purpose, beneficial ownership of the Portfolio’s shares includes ownership of a variable annuity contract or a variable life insurance policy whose proceeds are invested in the Portfolio.

Under this Policy, the initial value of investments in one or more mutual funds in the ING Funds Complex that are beneficially owned by a Trustee must equal at least $100,000. Existing Trustees shall have a reasonable amount of time, not to exceed three years, from the date upon which the minimum ownership requirement was set at $100,000 in order to satisfy the foregoing requirements. A new Trustee shall satisfy the foregoing requirements within a reasonable amount of time, not to exceed three years, of becoming a Trustee. A decline in the value of the Portfolio’s investments will not cause a Trustee to have to make any additional investments under this Policy.

Investment in mutual funds of the ING Funds Complex by the Trustees pursuant to this Policy are subject to the market timing policies applied by the mutual funds of the ING Funds Complex to other similar investors and any provision of the ING Funds’ Code of Ethics that otherwise applies to the Trustees.

Trustees’ Portfolio Equity Ownership Positions

Set forth below is the dollar range of equity securities owned by each Trustee as of December 31, 2008:

Dollar Range of Equity Securities in the

Portfolio as of December 31, 2008

Name of Trustee	ING Oppenheimer Active Allocation Portfolio	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Colleen D. Baldwin	N/A	$10,000 - $50,000(1)
John V. Boyer	N/A	$50,000 - $100,000
Patricia W. Chadwick	N/A	$10,000 - $50,000(2)
Peter S. Drotch	N/A	$50,000 - $100,000
J. Michael Earley	N/A	Over $100,0000
Patrick W. Kenny	N/A	$10,000 - $50,000 and $50,000 - $100,000(1)
Sheryl K. Pressler	N/A	Over $100,000
Roger B. Vincent	N/A	Over$100,000 and Over $100,000(1)
Trustees who are “Interested Persons”
Robert W. Crispin	N/A	N/A
Shaun P. Mathews	N/A	Over $100,000 and $10,000 - $50,000(1)

(1)   Held in a deferred compensation account and/or 401(k) account.

(2)   As of January 9, 2009, Ms. Chadwick had over $100,000 in the equity securities of the ING Funds.

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BOARD

The Board governs the Portfolio and is responsible for protecting the interests of shareholders.  The Trustees are experienced executives who oversee the Portfolio’s activities, review contractual arrangements with companies that provide services to the Portfolio, and review the Portfolio’s performance.

Frequency of Board Meetings

The Board currently conducts regular meetings seven (7) times a year.  The Audit Committee and the Compliance Committee meet regularly four (4) times per year, the Investment Review Committees meet six (6) times per year, the Contracts Committee meets seven (7) times per year and the remaining Committees meet as needed.  In addition, the Board or the Committees may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting.  Each Committee listed below operates pursuant to a Charter approved by the Board.

Committees

Executive Committee.  The Board has established an Executive Committee, whose function is to act on behalf of the full Board between meetings when necessary.  The Executive Committee currently consists of three (3) Independent Trustees and two (2) Trustees who are “interested persons,” as defined in the 1940 Act.  The following Trustees currently serve as members of the Executive Committee:  Ms. Pressler and Messrs. Boyer, Crispin, Mathews and Vincent.  Mr. Vincent, Chairman of the Board, serves as the Chairperson of the Executive Committee.

The Executive Committee held eleven (11) meetings during the fiscal year ended December 31, 2008.

Audit Committee.  The Board has established an Audit Committee, whose functions include, among others, meeting with the independent registered public accounting firm of the Trust to review the scope of the Trust’s audit, the Trust’s financial statements and interim accounting controls, and meeting with management concerning these matters.  The Audit Committee currently consists of four (4) Independent Trustees.  The following Trustees currently serve as members of the Audit Committee:  Mses. Chadwick and Pressler and Messrs. Drotch and Earley.  Mr. Earley currently serves as Chairperson of the Audit Committee and also has been designated as the Audit Committee’s financial expert under the Sarbanes-Oxley Act.

The Audit Committee held six (6) meetings during the fiscal year ended December 31, 2008.

Compliance Committee.  The Board has established a Compliance Committee for the purpose of, among other things, coordinating activities between the Board and the Chief Compliance Officer (“CCO”) of the Portfolio.  The Compliance Committee facilitates the information flow among Board members and the CCO between Board meetings; works with the CCO and management to identify the types of reports to be submitted by the CCO to the Compliance Committee and the Board; coordinates CCO oversight activities with other ING Fund boards; and makes recommendations regarding the role, performance and oversight of the CCO.  The Board also oversees quarterly compliance reporting.

The functions of the Compliance Committee also include determining the value of securities held by the Portfolios for which market value quotations are not readily available; overseeing management’s administration of proxy voting; and overseeing the effectiveness of the investment adviser’s usage of the Trust’s brokerage and the adviser’s compliance with changing regulations regarding the allocation of brokerage for services (other than pure trade executions).

The Compliance Committee currently consists of four (4) Independent Trustees: Messrs. Boyer, Kenny and Vincent and Ms. Baldwin.  Mr. Kenny currently serves as Chairperson of the Compliance Committee.

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The Compliance Committee held four (4) meetings during the fiscal year ended December 31, 2008.

Nominating and Governance Committee.  The Board has established a Nominating and Governance Committee for the purpose of, among other things: (1) identifying and recommending to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board; (2) reviewing workload and capabilities of Independent Board members and recommending changes to size or composition of the Board, as necessary; (3) monitoring regulatory developments and recommending modifications to the Committee’s responsibilities; (4) considering and recommending the creation of additional committees or changes to Trustee policies and procedures based on rule changes and “best practices” in corporate governance; (5) conducting an annual review of the membership and chairpersons of all Board committees and of practices relating to such membership and chairpersons; (6) undertaking an annual study of compensation paid to independent board members of investment companies and making recommendations for any compensation changes for the Independent Board Members;  (7) overseeing the Board’s annual self-evaluation process; and (8) developing (with assistance from management) an annual meeting calendar for the Board and its committees.

In evaluating potential candidates to fill Independent Trustee vacancies on the Board, the Nominating and Governance Committee will consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met.  Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.  The Nominating and Governance Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees.  A shareholder nominee for Trustee should be submitted in writing to the Portfolio’s Secretary at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.  Any such shareholder nomination should include at a minimum the following information as to each individual proposed for nominations as Trustee: such individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a Trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of Trustees, or is otherwise required, in each case under applicable federal securities laws, rules, and regulations.

The Secretary shall submit all nominations received in a timely manner to the Nominating and Governance Committee.  To be timely in connection with a shareholder meeting to elect Trustees, any such submission must be delivered to the Portfolio’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either the disclosure in a press release or in a document publicly filed by the Portfolio with the SEC.

The Nominating and Governance Committee currently consists of four (4) Independent Trustees.  The following Trustees serve as members of the Nominating and Governance Committee:  Mses. Baldwin and Chadwick and Messrs. Kenny and Vincent.  Ms. Baldwin serves as Chairperson of the Nominating and Governance Committee.

From May 10, 2007 to March 27, 2008, the Nominating and Governance Committee consisted of the following Trustees: Ms. Chadwick and Messrs. Boyer, Kenny and Vincent.  Mr. Boyer served as Chairperson of the Nomination and Governance Committee during this period. The Nominating and Governance Committee held two (2) meetings during the fiscal year ended December 31, 2008.

Investment Review Committees.  The Board has established two Investment Review Committees to, among other things, monitor the investment performance of the Portfolio and make recommendations to the Board with respect to the Portfolio.

The Investment Review Committee for the Domestic Equity Funds currently consists of four (4) Independent Trustees and one (1) Trustee who is an “interested person” as defined in the 1940 Act.  The following Trustees serve as members of the Investment Review Committee for the Domestic Equity Funds:  Mses. Chadwick and Pressler and Messrs. Crispin, Drotch and Earley.  Ms. Chadwick serves as the Chairperson of the Domestic

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Equity Funds’ Investment Review Committee.

The Investment Review Committee for the Domestic Equity Funds held five (5) meetings during the fiscal year ended December 31, 2008.

The Investment Review Committee for the International/Balanced/Fixed Income Funds currently consists of four (4) Independent Trustees and one (1) Trustee who is an “interested person,” as defined in the 1940 Act, of the Funds.  The following Trustees serve as members of the Investment Review Committee for the International/Balanced/Fixed Income Funds: Ms. Baldwin and Messrs. Boyer, Kenny, Mathews and Vincent.  Mr. Boyer serves as Chairperson of the International/Balanced/Fixed Income Funds’ Investment Review Committee.

The Investment Review Committee for the International/Balanced/Fixed Income Funds held six (6) meetings during the fiscal year ended December 31, 2008.

Contracts Committee.  The Board has established a Contracts Committee for the purpose of overseeing the annual renewal process relating to investment advisory and sub-advisory agreements and, at the discretion of the Board, other agreements or plans involving the Portfolio.  The responsibilities of the Contracts Committee, among other things, include:  (1) identifying the scope and format of information to be provided by service providers in connection with applicable renewals; (2) providing guidance to independent legal counsel regarding specific information requests to be made by such counsel on behalf of the Trustees; (3) evaluating regulatory and other developments that might have an impact on applicable review and renewal processes; (4) reporting to the Trustees its recommendations and decisions regarding the foregoing matters; (5) assisting in the preparation of a written record of the factors considered by Trustee relating to the approval and renewal of advisory and sub-advisory agreements; and (6) recommending to the Trustees specific steps to be taken by them regarding the renewal process, including, for example, proposed schedules of meetings by the Trustees.  The Contracts Committee is not responsible for making substantive recommendations whether to approve, renew, reject or modify agreements or plans.

The Contracts Committee currently consists of five (5) Independent Trustees.  The following Trustees serve as members of the Contracts Committee:  Mses. Chadwick and Pressler and Messrs. Boyer, Drotch and Vincent.  Ms. Pressler serves as the Chairperson of the Contracts Committee.

The Contracts Committee held nine (9) meetings during the fiscal year ended December 31, 2008.

Compensation of Trustees

Each Trustee is reimbursed for expenses incurred in connection with each meeting of the Board or any Committee attended.  Each Independent Trustee is compensated for his or her services, on a quarterly basis, according to a fee schedule adopted by the Board.  The fee schedule consists of an annual retainer, and does not include additional compensation for attendance at regular or special Board and Committee meetings.

The Portfolio pays to each Trustee, who is not an interested person  of the Portfolio a pro rata share, as described below, of: (i) an annual retainer of $200,000; (ii) Mr. Vincent, as Chairperson of the Board, receives an additional annual retainer of $75,000; (iii) Mses. Baldwin, Chadwick and Pressler and Messrs. Earley, Boyer and Kenny as Chairpersons of committees of the Board, each receives an additional annual retainer of $15,000, $40,000, $60,000, $30,000, $40,000 and $30,000, respectively; and (iv) out-of-pocket expenses. The pro rata share paid by the Portfolio is based on the Portfolio’s average net assets as a percentage of the average net assets of all the Portfolios managed by the Investment Adviser or its affiliate, ING Investments, LLC, for which the Trustees serve in common as Trustees.

Each Trustee is reimbursed for expenses incurred in connection with each meeting of the Board or any Committee meeting attended.  Each Independent Trustee is compensated for his or her services according to a

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fee schedule adopted by the Board, and received a fee that consisted of an annual retainer and a meeting fee component.

The following table sets forth information provided by ING Investments, regarding compensation of Trustees by the Portfolio and other portfolios managed by the Adviser and its affiliates for the fiscal year ended December 31, 2008.  Officers of the Trust and Trustees who are interested persons of the Trust do not receive any compensation from a Portfolio or any other funds managed by the Adviser or its affiliates.

Compensation of Trustees

Name of Person, Position	ING Oppenheimer Active Allocation Portfolio	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Registrant and Fund Complex Paid to Trustees(1)(2)
Colleen D. Baldwin(3) Trustee	$5	N/A	N/A	$208,791
John V. Boyer Trustee	$6	N/A	N/A	$240,852
Patricia W. Chadwick(3) Trustee	$6	N/A	N/A	$240,000
Robert W. Crispin(4) Trustee	N/A	N/A	N/A	N/A
Peter S. Drotch Trustee	$5	N/A	N/A	$200,000
J. Michael Earley Trustee	$6	N/A	N/A	$230,000
Patrick W. Kenny(3) Trustee	$6	N/A	N/A	$230,000
Shaun P. Mathews(4) Trustee	N/A	N/A	N/A	N/A
Sheryl K. Pressler(3) Trustee	$6	N/A	N/A	$260,000
David W.C. Putnam(5) Trustee	N/A	N/A	N/A	$429,670
Roger Vincent(3) Trustee	$7	N/A	N/A	$275,000

(1)      Trustee compensation includes compensation paid by funds that are not discussed in the Prospectus or SAI.

(2)      Represents compensation for 161 funds (total in Fund Complex as of December 31, 2008).

(3)      During fiscal year ended December 31, 2008, Colleen Baldwin, Patricia Chadwick, Patrick Kenny, Sheryl Pressler and Roger Vincent deferred $50,000, $180,000, $57,5000, $30,000 and $68,750 of their compensation, respectively from the Fund Complex.

(4)      “Interested person,” as defined in the 1940 Act, of the Trust because of the affiliation with ING Groep, N.V., the parent corporation of each of Directed Services LLC, ING Investments, LLC and ING Funds Distributor, LLC.  Officers and Trustees who are interested persons do not receive any compensation from the Portfolios or Fund Complex.

(5)      Retired from the Board effective February 23, 2008. Estimate included Mr. Putnam’s retirement payout.

Retirement Benefit

The Portfolio has adopted a retirement policy under which any Director who, as of May 9, 2007, had served for at least five (5) years as a Director of one or more ING Funds and who is not an “interested person” of such ING Funds (as such term is defined in the 1940 Act, as amended) shall be entitled to a retirement payment (“Retirement Benefit”) if such Director: (a) retires in accordance with the retirement policy; (b) dies; or (c)

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becomes disabled. The Retirement Benefit shall be made promptly to, as applicable, the Director or the Director’s estate, after such retirement, death or disability in an amount equal to two times the annual compensation payable to such Director, as in effect at the time of his or her retirement, death or disability. The annual compensation determination shall be based upon the annual Board membership retainer fee (but not any separate annual retainer fees for chairpersons of committees and of the Board). This amount shall be paid by the ING Fund or ING Funds on whose Board the Director was serving at the time of his or her retirement. The retiring Director may elect to receive payment of his or her benefit in a lump sum or in three substantially equal payments. For the purpose of this policy, disability shall be the inability to perform the duties of a member of the Board because of the physical or mental impairment that has lasted or that can be expected to last for a continuous period of not less than 12 months, as reasonably determined by a majority of the Board.

INDEPENDENT TRUSTEE OWNERSHIP OF SHARES

Set forth in the table below is information regarding each Independent Trustee’s (and his/her immediate family members) share ownership in securities of the Trust’s adviser or principal underwriter, and the ownership of securities in an entity controlling, controlled by or under common control with the adviser or principal underwriter of the Trust (not including registered investment companies) as of December 31, 2008.

Name of Trustee	Name of Owners and Relationship to Trustee	Company	Title of Class	Value of Securities	Percentage of Class
Colleen D. Baldwin	N/A	N/A	N/A	$0	N/A
John V. Boyer	N/A	N/A	N/A	$0	N/A
Patricia W. Chadwick	N/A	N/A	N/A	$0	N/A
Peter S. Drotch	N/A	N/A	N/A	$0	N/A
J. Michael Earley	N/A	N/A	N/A	$0	N/A
Patrick W. Kenny	N/A	N/A	N/A	$0	N/A
Sheryl K. Pressler	N/A	N/A	N/A	$0	N/A
Roger B. Vincent	N/A	N/A	N/A	$0	N/A

Control Persons and Principal Shareholders

As of April 1, 2009, none of the Independent Trustees or their immediate family members owned beneficially or of record securities in ING Investments  or ING Groep, N.V. (“ING Groep”)(NYSE:  ING), a global financial services holding company based in the Netherlands, or any affiliated companies of ING Investments or ING Groep.  In addition, none of the Independent Trustees or their immediate family members had a direct or indirect material interest in ING Investments or ING Groep or any affiliated companies of ING Investments or ING Groep.

Shares of the Portfolio may be offered to insurance companies as depositors of separate accounts which are used to fund variable annuity contracts (“VA Contracts”) and variable life insurance contracts (“VLI Contracts”), to qualified pension and retirement plans outside the separate accounts context, to investment advisers and their affiliates and to other investment companies.   As of April 1, 2009, the Trustees and officers of the Trust owned less than 1% of the outstanding shares of the Portfolio.  As of that date, to the knowledge of management, no person owned beneficially or of record more than 5% of the outstanding shares of any class of the Portfolio, except as set forth below.  Unless otherwise indicated below, the Trust has no knowledge as to whether all or any portion of the shares owned of record are also owed beneficially. Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company.  A control person may be able to take action regarding the

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Portfolio without the consent or approval of shareholders.  ING USA Annuity and Life Insurance Company and ING Life Insurance & Annuity Company may be deemed control persons of the Portfolio in that certain of its separate account hold more than 25% of the shares of these series.

As of April 1, 2009, the following owned of record or, to the knowledge of the Trust, beneficially owned more than 5% or more of the outstanding shares of:

Portfolio	Fund Name	Class and Type of Ownership	Percentage of Class	Percentage of Fund
OPPENHEIMER ACTIVE ASSET ALLOCATION	ING USA ANNUITY AND LIFE INSURANCE COMPANY 1475 DUNWOODY DR WEST CHESTER PA 19380-1478	Class S	71.17%	71.17%
OPPENHEIMER ACTIVE ASSET ALLOCATION	ING USA LIFE & ANNUITY CO 5780 POWERS FERRY RD NW ATLANTA GA 30327-4347	Class S	28.83%	28.83%

ADVISER

ING Investments serves as the adviser to the Portfolio pursuant to a management agreement between ING Investments and the Trust (“Advisory Agreement”).  ING Investments’ principal address is 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.  ING Investments is an indirect, wholly-owned subsidiary ING Groep, a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services to over 75 million private, corporate and institutional clients in more than 50 countries.  With a diverse workforce of about  125,000 people, ING comprises a broad spectrum of prominent companies that increasingly serve their clients under the ING brand.  ING Investments is registered with the SEC as an investment adviser.

ING Investments began providing investment management services on April 1995, and serves as investment adviser to registered investment companies as well as structured finance vehicles.  On February 26, 2001, the name of the adviser changed from ING Pilgrim Investments, Inc. to ING Pilgrim Investments, LLC.  On March 1, 2002, the name of the adviser changed to ING Investments, LLC.

Pursuant to the Advisory Agreement, ING Investments, subject to the direction of the Board, is responsible for providing all supervisory, management, and administrative services reasonably necessary for the operation of the Trust and the Portfolio.   The services include, but are not limited to:  (i) coordinating for the Portfolio, at ING Investments’ expense, all matters relating to the operation of the Portfolio, including any necessary coordination among the Custodian, Dividend Disbursing Agent, Portfolio Accounting Agent (including pricing and valuation of the Portfolio’s portfolios), accountants, attorneys, and other parties performing services or operational functions for the Trust; (ii) providing the Trust and the Portfolio, at ING Investments’ expense, with the services of a sufficient number of persons competent to perform such administrative and clerical functions as are necessary to ensure compliance with federal securities laws and to provide effective supervision and administration of the Trust; (iii) maintaining or supervising the maintenance by third parties selected by ING Investments of such books and records of the Trust and the Portfolio as may be required by applicable federal or state law; (iv) preparing or supervising the preparation by third parties selected by ING Investments of all federal, state, and local tax returns and reports of the Trust relating to the Portfolio required by applicable law; (v) preparing, filing and arranging for the distribution of proxy materials and periodic reports to shareholders of the Portfolio as required by applicable law in connection with the Portfolio; (vi) preparing and arranging for the filing of such registration statements and other documents with the SEC and other federal and state regulatory authorities as may be required by applicable law in connection with the Portfolio; (vii) taking such other action with respect to the Trust, as may be required by applicable law, including without limitation the rules and regulations of the SEC and other regulatory agencies; and (viii) providing the Trust at ING Investments’ expense, with adequate personnel, office space, communications facilities, and other facilities necessary for operation of the Portfolio contemplated in the Advisory Agreement.

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Other responsibilities of ING Investments are described in the Prospectus.

The Trust and ING Investments have received an exemptive order from the SEC that allows ING Investments to enter into investment sub-advisory contracts (“Sub-Advisory Agreements”) and to make material changes to Sub-Advisory Agreements with the approval of the Board, but without shareholder approval.  This authority is subject to certain conditions, including the requirement that the Trustees (including a majority of disinterested Trustees) of the Trust must approve any new or amended Sub-Advisory Agreements with sub-advisers.  In accordance with the exemptive order received from the SEC, an information statement describing any sub-adviser changes will be provided to shareholders (including owners of Variable Contracts whose proceeds are invested in a relevant portfolio) within 90 days of the change.  ING Investments remains responsible for providing general management services to each of the Portfolio, including overall supervisory responsibility for the general management and investment of the Portfolio’s assets, and, subject to the review and approval of the Board, will among other things: (i) set the Portfolio’s overall investment strategies; (ii) evaluate, select and recommend sub-advisers to manage all or part of the Portfolio’s assets; (iii) when appropriate, allocate and reallocate the Portfolio’s assets among multiple sub-advisers; (iv) monitor and evaluate the investment performance of sub-advisers; and (v) implement procedures reasonably designed to ensure that the sub-advisers comply with the Portfolio’s investment objectives, policies and restrictions.

ING Investments shall make its officers and employees available to the Board and Officers of the Trust for consultation and discussions regarding the supervision and administration of the Portfolio.

The Advisory Agreement continues in effect for an initial two-year period and from year to year thereafter with respect to the Portfolio so long as it is approved annually by:  (i) the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust or by the Board; and (ii) a majority of the Trustees who are not parties to such Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any such party.  The Advisory Agreement may be terminated without penalty by vote of the Trustees or by the shareholders of the Portfolio or by ING Investments on 60-days’ written notice by either party to the Advisory Agreement, and will terminate automatically if assigned as that term is defined in the 1940 Act.

For information regarding the basis for the Board’s approval of the investment advisory relationship and investment sub-advisory relationship, please refer to the Portfolio’s annual shareholder report dated December 31, 2008.

As compensation for its services under the Advisory Agreement, the Trust pays ING Investments a monthly fee in arrears and is expressed as an annual percentage of the applicable Portfolio’s average daily net assets as follows:

Portfolio	Annual Advisory Fee
ING Oppenheimer Active Allocation Portfolio	0.25%

Total Advisory Fees Paid

The following chart sets forth the total amounts the Portfolio paid to the Advisers for the last three fiscal years ended December 31:

Portfolio	2008		2007	2006
ING Oppenheimer Active Allocation	$3,183	(1)	N/A	N/A

(1) The Portfolio commenced operations on October 2, 2008.  Reflects the period from October 2, 2008 to December 31, 2008.

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SUB-ADVISER

The Adviser has engaged the services of the Sub-Adviser to provide sub-advisory services to the Portfolio. The Trust, the Adviser and Sub-Adviser have entered into Sub-Advisory Agreement, which was approved by the Trustees of the Trust and by shareholders of the Portfolio.

Sub-Advisory Fees

Pursuant to separate Sub-Advisory Agreement, the Adviser (and not the Trust) pays the Sub-Adviser for its services a monthly fee in arrears expressed as an annual percentage of the Portfolio’s average daily net assets as follows:

Sub-Adviser	Portfolio	Sub-Advisory Fee
OppenheimerFunds, Inc	ING Oppenheimer Active Allocation (1)	0.10% on all assets

(1)       Pursuant to a side agreement effective September 15, 2008, a waiver in the amount of  0.05% on all assets will lower the Sub-Advisory fee to 0.05% and the waiver will continue until May 1, 2010.  There is no guarantee that this side agreement will continue after that date.  This side agreement will only renew if ING Investments elects to renew it.

Total Sub-Adviser Fees Paid

The following chart sets forth the total amounts the Portfolio paid to the Advisers for the last three fiscal years ended December 31:

Portfolio	2008		2007	2006
ING Oppenheimer Active Allocation	$259	(1)	N/A	N/A

(1) The Portfolio commenced operations on October 2, 2008.  Reflects the period from October 2, 2008 to December 31, 2008.

OTHER INFORMATION ABOUT PORTFOLIO MANAGERS

ING Oppenheimer Active Allocation Portfolio

Sub-Adviser

OppenheimerFunds, Inc. (“Oppenheimer”)

Other Managed Accounts

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2008:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Alan C. Gilston	11	$3,048	0	$0	0	$0
Jerry Webman	11	$3,048	0	$0	0	$0
Caleb Wong	3	$7,700	1	$73	0	$0

Potential Conflicts of Interest

As indicated above, the Portfolio Managers also manage other funds. Potentially, at times, those responsibilities could conflict with the interests of the Portfolio. That may occur whether the investment

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strategies of the other fund are the same as, or different from, the Portfolio’s investment objectives and strategies. For example the Portfolio Managers may need to allocate investment opportunities between the Portfolio and another fund having similar objectives or strategies, or he may need to execute transactions for another fund that could have a negative impact on the value of securities held by the Portfolio. Not all funds and accounts sub-advised by Oppenheimer have the same sub-advisory fee. If the sub-advisory fee structure of another fund is more advantageous to Oppenheimer than the fee structure of the Portfolio, Oppenheimer could have an incentive to favor the other fund. However, Oppenheimer’s compliance procedures and Code of Ethics recognize Oppenheimer’s fiduciary obligations to treat all of its clients, including the Portfolio, fairly and equitably, and are designed to preclude the Portfolio Managers from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so. At different times, the Portfolio’s Portfolio Managers may manage other funds or accounts with investment objectives and strategies that are similar to those of the Portfolio, or may manage funds or accounts with investment objectives and strategies that are different from those of the Portfolio.

The Portfolio Managers may also be subject to other conflicts of interest.  The Portfolio Managers’ insurance company affiliates that issue the Variable Contracts bear investment risk for guarantees and benefits under those Variable Contracts and related riders.  An insurer may suggest specifications for the risk/return characteristics of investment options offered under its Variable Contracts including the Portfolio, or may believe that the Portfolio’s selection and allocation to particular Underlying Funds could lessen the insurance company’s potential investment risk or make it easier for the insurance company to hedge its investment risk.  While the investment process is intended to produce allocation decisions that are in the best interest of the Portfolio and its shareholders, investors bear the risk that decisions may be influenced by this and other potential conflicts of interest.

Compensation Structure of Asset Allocation Members

The Portfolio’s Portfolio Managers are employed and compensated by Oppenheimer, not the Portfolio. Under Oppenheimer’s compensation program for its portfolio managers and portfolio analysts, their compensation is based primarily on the investment performance results of the funds and accounts they manage, rather than on the financial success of Oppenheimer. This is intended to align the portfolio managers’ and analysts’ interests with the success of the funds and accounts and their investors. Oppenheimer’s compensation structure is designed to attract and retain highly qualified investment management professionals and to reward individual and team contributions toward creating shareholder value. As of June 30, 2008 each Portfolio Managers’ compensation consisted of three elements: a base salary, an annual discretionary bonus and eligibility to participate in long-term awards of options and appreciation rights in regard to the common stock of Oppenheimer’s holding company parent. Senior portfolio managers may also be eligible to participate in Oppenheimer’s deferred compensation plan.  Portfolio Managers who are responsible for duties as senior executives of Oppenheimer may also receive compensation for the performance of their duties in that separate capacity.

The base pay component of each portfolio manager is reviewed regularly to ensure that it reflects the performance of the individual, is commensurate with the requirements of the particular portfolio, reflects any specific competence or specialty of the individual manager, and is competitive with other comparable positions, to help Oppenheimer attract and retain talent. The annual discretionary bonus is determined by senior management of Oppenheimer and is based on a number of factors, including a fund’s pre-tax performance for periods of up to five years, measured against an appropriate Lipper benchmark selected by management. Other factors include management quality (such as style consistency, risk management, sector coverage, team leadership and coaching) and organizational development. The compensation structure is also intended to be internally equitable and serve to reduce potential conflicts of interest between the Portfolio and other funds managed by the Portfolio Managers. The compensation structure of one other fund managed by the Portfolio Managers may be different from the compensation structure of the Underlying Funds, described above. The Portfolio Manager’s compensation with regard to those portfolios may under certain circumstances, include an amount based on the amount of the management fee.

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Portfolio Manager Ownership of Securities

The following table shows the dollar range of shares of the Portfolio owned by the portfolio managers as of December 31, 2008, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.

Asset Allocation Committee Member	Dollar Range of Portfolio Shares Owned

Alan C. Gilston	None
Jerry Webman	None
Caleb Wong	None

EXPENSE LIMITATION AGREEMENT

ING Investments has entered into an expense limitation agreement with the Portfolio, pursuant to which ING Investments has agreed to waive or limit its fees. In connection with this agreement, ING Investments will assume other expenses so that the total annual ordinary operating expenses of the Portfolio (which excludes interest, taxes, brokerage commissions, other investment related costs, extraordinary expenses (and acquired fund fees and expenses) such as litigation, other expenses not incurred in the ordinary course of the Portfolio’s business, and expenses of any counsel or other persons or services retained by the Portfolio’s Trustees who are not “interested persons” (as defined in the 1940 Act) of ING Investments) do not exceed the limits set forth below of the Portfolio’s average daily net assets, subject to possible recoupment by ING Investments within three years.

Portfolio	Class S
ING Oppenheimer Active Allocation Portfolio	0.70%

The expense limitation agreement provides that the expense limitation shall continue until May 1, 2010. The expense limitation agreement is contractual and shall renew automatically for one-year terms unless ING Investments provides written notice of termination of the agreement to a lead Independent Trustee of the Trust within ninety (90) days prior to the end of the then-current term or upon termination of the Agreement. The expense limitation agreement may also be terminated by the Portfolio, without payment of any penalty, upon ninety (90) days’ prior written notice to ING Investments at its principal place of business.

ADMINISTRATOR

ING Funds Services, LLC (“ING Funds Services” or “Administrator”), an affiliate of ING Investments, serves as Administrator for the Portfolio. The administrative services performed by ING Funds Services include acting as a liaison among the various service providers to the Portfolio, including the custodian, portfolio accounting agent and the insurance company or companies to which the Portfolio offer its shares.  ING Funds Services is also responsible for monitoring the Portfolio’s compliance with applicable legal requirements and monitoring for compliance with requirements under applicable law and with the investment policies and restrictions of the Portfolio.  According to the Administration Agreement, the Administrator will pay all expenses incurred by it in connection with its activities, except such expenses as are assumed by the Trust under this Agreement, including, without limitation, the expenses of preparing registration statements including prospectuses and statements of additional information, shareholder reports and notices, proxy materials, and other documents filed with governmental agencies.  The address of the Administrator is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258. Currently, under the Administration Services Agreement, ING Funds Services receives no compensation for its service to the Portfolio. The Administrator receives an annual administration fee equal to 0.10% of the Portfolio’s average daily net assets.

For the fiscal year ended December 31, 2008, the Portfolio paid 0.10% of its average net assets to the Administrator for administrative services in the amount set forth below.

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Portfolio	Fees (as a percentage of average net assets)	Fees received by the Administrator (in dollars)
Oppenheimer Active Allocation(1)	0.10%	$1,273

(1) The Portfolio commenced operations on October 2, 2008.  Reflects the period from October 2, 2008 to December 31, 2008.

DISTRIBUTION OF TRUST SHARES

ING Funds Distributor serves as the Portfolio’s principal underwriter and distributor.  ING Funds Distributor’s principal executive offices are located at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.  ING Funds Distributor is not obligated to sell a specific amount of the Portfolio’s shares.  ING Funds Distributor bears all expenses of providing distribution services, including the costs of sales presentations, mailings, advertising, and any other marketing efforts by ING Funds Distributor in connection with the distribution or sale of the shares.  ING Funds Distributor, like ING Investments, is an indirect, wholly-owned subsidiary of ING Groep, and serves as the investment adviser to certain portfolios of the Trust that are not described in this SAI.  Therefore, ING Funds Distributor may be deemed to be an affiliate of the Portfolio.  ING Investments may, from its own resources, compensate ING Funds Distributor for distribution services provided to the Portfolio.

The Trust currently offers the shares of its operating portfolio to, among others, separate accounts of ING USA Annuity and Life Insurance Company (“ING USA”) to serve as investment options for Variable Contracts issued by ING USA.  ING Funds Distributor is the principal underwriter and distributor of the Variable Contracts issued by ING USA.  Prior to January 1, 2004, ING USA was known as Golden America Life Insurance Company (“Golden American”). On January 1, 2004, Golden American merged with Equitable Life Insurance Company of Iowa, United Life Insurance and Annuity Company, and USG Annuity and Life Company to form ING USA.  Golden American is a stock life insurance company organized under the laws of the State of Delaware.  Prior to December 30, 1993, Golden American was a Minnesota corporation. Golden American was a wholly-owned subsidiary of Equitable of Iowa Companies, Inc.  The Trust may in the future offer shares of the Portfolio to separate accounts of other affiliated insurance companies.

The Class S shares are not subject to an initial sales charge, contingent deferred sales charge, or a Rule 12b-1 distribution fee, but are subject to a shareholder servicing fee of 0.25% of average daily net assets per annum.

SHAREHOLDER SERVICE PLAN FOR CLASS S SHARES

Effective January 1, 2007, the Trust entered into a shareholder service plan (“Shareholder Service Plan”) on behalf of the Class S shares of the Trust.  Under the Shareholder Service Plan, ING Funds Distributor (the “Shareholder Services Agent”) has agreed to provide certain services including, but not limited to, the following:

Answer customer inquiries regarding account status and history, the manner in which purchases and redemptions of shares may be effected for the Portfolio and certain other matters pertaining to the Portfolio; assist shareholders in designating or changing account designations and addresses; provide necessary personnel and facilities to establish and maintain shareholder accounts and records; assist in processing purchase and redemption transactions; arrange for the wiring of funds; transmit and receive funds in connection with customer orders to purchase or redeem shares; verify and guarantee shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts; furnish quarterly and year-end statements and confirmations of purchases and redemptions; transmit on behalf of the Portfolio, proxy statements, annual reports, updated Prospectus and other communications to shareholders of the Portfolio; receive, tabulate and transmit to the Trust proxies executed by shareholders with respect to meetings of shareholders of the Portfolio; and provide such other related services as the Portfolio or a

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shareholder may request.  The Shareholder Servicing Agent may subcontract with other parties for the provision of shareholder support services. In consideration of the services provided by the Shareholder Servicing Agent pursuant to the Shareholder Service Plan, the Shareholder Servicing Agent receives from the Portfolio’s Class S shares a fee of 0.25%, expressed as a percentage of the average daily NAVs of the Portfolio’s shares.

Distribution and Shareholder Service Fee Amounts Paid

Total distribution expenses incurred by the Distributor for the costs of promotion and distribution with respect to each class of shares for the Portfolio for the fiscal year ended December 31, 2008, were as follows:

Distribution Fees

Oppenheimer Active Allocation	Class S

Advertising	—

Printing	$6

Salaries & Commissions	$71

Broker Servicing .	$14

Miscellaneous	—

Total	$92

CODE OF ETHICS

The Portfolio, ING Investments, and ING Funds Distributor have adopted codes of ethics (“Codes of Ethics”) or written supervisory procedures governing personal trading activities of all Trustees, officers of the Portfolio and persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by the Portfolio or obtain information pertaining to such purchase or sale.  The Codes of Ethics are intended to prohibit fraud against the Portfolio that may arise from personal trading of securities that may be purchased or held by the Portfolio or the Portfolio’s shares.  The Codes of Ethics also prohibit short-term trading of the Portfolio by persons subject to the Codes of Ethics. Personal trading is permitted by such persons subject to certain restrictions; however such persons are generally required to pre-clear all security transactions with the Portfolio’s Compliance Officer or his or her designee and to report all transactions on a regular basis.

DISCLOSURE OF THE PORTFOLIO’S PORTFOLIO SECURITIES

The Portfolio is required to file its complete portfolio holdings schedule with the SEC on a quarterly basis.  This schedule is filed with the Portfolio’s annual and semi-annual shareholder reports on Form N-CSR for the second and fourth fiscal quarters and on Form N-Q for the first and third fiscal quarters.

In addition, the Portfolio post its portfolio holdings schedule on ING Groep’s website on a month-end basis and it is available 10 days following the previous calendar month.  The portfolio holdings schedule is as of the last day of the previous calendar month (e.g., the Portfolio will post its month-end June 30 holdings on July 11). The Portfolio may also post its complete or partial holdings on its website as of a specified date.

The Portfolio also compiles a list composed of their ten largest holdings (“Top Ten”).  This information is produced monthly, and is made available on ING Groep’s website, on the tenth day of the month.  The Top

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Ten holdings information is as of the last day of the previous month.

Investors (both individual and institutional), financial intermediaries that distribute the Portfolio’s shares and most third parties may receive the Portfolio’s annual or semi-annual shareholder reports, or view them on ING Groep’s website, along with the Portfolio’s portfolio holdings schedule.  The Top Ten list also is provided in quarterly Portfolio descriptions that are included in the offering materials of variable life insurance products and VA Contracts.

Other than in regulatory filings or on ING Groep’s website, the Portfolio may provide its portfolio holdings schedule to certain unaffiliated third parties and affiliates when the Portfolio has a legitimate business purpose for doing so.  Unless otherwise noted below, the Portfolio’s disclosure of its portfolio holdings will be on an as-needed basis, with no lag time between the date of which the information is requested and the date the information is provided. Specifically, the Portfolio’s disclosure of its portfolio holdings may include disclosure:

•                                         to the Portfolio’s independent registered public accounting firm, named herein, for use in providing audit opinions;

•                                         to financial printers for the purpose of preparing the Portfolio’s regulatory filings, on an as-needed basis;

•                                         for the purpose of due diligence regarding a merger or acquisition;

•                                         to a new adviser or sub-adviser prior to the commencement of its management of the Portfolio;

•                                         to rating and ranking agencies such as Bloomberg, Morningstar, Lipper and Standard & Poor’s, such agencies may receive more raw data from the Portfolio than is posted on the Portfolio’s website;

•                                         to consultants for use in providing asset allocation advice in connection with investments by affiliated funds-of-funds in the Underlying Funds;

•                                         to service providers, such as proxy voting and class action services providers, on a daily basis, in connection with their providing services benefiting the Portfolio; or

•                                         to a third party for purposes of effecting in-kind redemptions of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Portfolio shareholders.

In all instances of such disclosure, the receiving party, by agreement, is subject to a duty of confidentiality, including a duty not to trade on such information

The Portfolio’s Board has adopted policies and procedures (“Policies”) designed to ensure that disclosure of information regarding the Portfolio’s portfolio securities is in the best interests of the Portfolio’s shareholders, including procedures to address conflicts between the interests of the Portfolio’s shareholders, on the one hand, and those of the Portfolio’s adviser, principal underwriter or any affiliated person of the Portfolio, its investment adviser, or its principal underwriter, on the other.  Such Policies authorize the Portfolio’s administrator to implement the Board’s policies and direct administrator to document the expected benefit to shareholders.  Among other considerations, the administrator is directed to consider whether such disclosure may create an advantage for the recipient or its affiliates or their clients over that of the Portfolio’s shareholders. Similarly, the administrator is directed to consider, among other things, whether the disclosure of portfolio holdings creates a conflict between the interests of shareholders and the interests of ING Investments, principal underwriter and their affiliates.  The Board has authorized the senior officers of the Portfolio’s administrator to authorize the release of the Portfolio’s portfolio holdings, as necessary, in conformity with the foregoing principles and to monitor for compliance with the Policies.  The Portfolio’s administrator reports quarterly to the Board regarding the implementation of the Policies.

The Portfolio has the following ongoing arrangements with certain third parties to provide the Portfolio’s portfolio holdings:

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Party	Purpose	Frequency	Time Lag Between Date of Information and Date Information Released
ISS Governance Services, a unit of RiskMetrics Group, Inc.	Proxy Voting& Class Action Services	Daily	None
Charles River Development	Compliance	Daily	None

All of the arrangements in the table above are subject to the Policies adopted by the Board to ensure that such disclosure is for a legitimate business purpose and is in the best interests of the Portfolio and its shareholders.  The Portfolio’s Board must approve any material change to the Policies.  The Policies may not be waived, or exceptions made, without the consent of ING Groep’s Legal Department.  All waivers and exceptions involving the Portfolio will be disclosed to the Portfolio’s Board no later than its next regularly scheduled quarterly meeting.  No compensation or other consideration may be received by the Portfolio, the Adviser, or any other party in connection with the disclosure of portfolio holdings in accordance with the Policies.

PROXY VOTING PROCEDURES

The Board has adopted proxy voting procedures and guidelines to govern the voting of proxies relating to the Portfolio’s portfolio securities.  The procedures provide that funds-of-funds, including the Portfolio, will “echo” vote their interests in Underlying Funds.  This means that, if a Portfolio must vote on a proposal with respect to an Underlying Fund, the Portfolio will vote its interest in that Underlying Fund in the same proportion all other shareholders in the Underlying Fund voted their interests.  The effect of echo voting may be that a small number of shareholders may determine the outcome of a vote.  The procedures delegate to ING Investments the authority to vote proxies relating to portfolio securities, and provide a method for responding to potential conflicts of interest.  In delegating voting authority to ING Investments, the Board has also approved ING Investments’ proxy voting procedures, which require ING Investments to vote proxies in accordance with the Portfolio’s proxy voting procedures and guidelines. An independent proxy voting service has been retained to assist in the voting of Portfolio proxies through the provision of vote analysis, implementation and record keeping and disclosure services.  In addition, the Compliance Committee oversees the implementation of the Portfolio’s proxy voting procedures.  A copy of the proxy voting procedures and guidelines of the Portfolio, including procedures of ING Investments, is attached hereto as Appendix B.  No later than August 31st of each year, information regarding how the Portfolio voted proxies relating to portfolio securities for the one-year period ending June 30th is available through the ING Funds’ website (http://www.ingfunds.com) or by accessing the SEC’s EDGAR database (http://www.sec.gov).

BROKERAGE ALLOCATION AND TRADING POLICIES(1)

Portfolio Transactions

The Adviser or Sub-Adviser places orders for the purchase and sale of investment securities for the Portfolio, pursuant to authority granted in the relevant Investment Advisory Agreement or Sub-Advisory Agreement.  Subject to policies and procedures approved by the Company’s Board, the Adviser or Sub-Adviser has discretion to make decisions relating to placing these orders, including, where applicable, selecting the brokers or dealers that will execute the purchase and sale of investment securities, negotiating the commission or other compensation paid to the broker or dealer executing the trade, or using an electronic trading network (“ECN”) or alternative trading system (“ATS”).

(1)                                  For purposes of this section, the discussion relating to investment decisions made by the Adviser or Sub-Adviser with respect to the Portfolio also includes investment decisions made by the adviser or sub-adviser with respect to an Underlying Fund.  For convenience, only the terms Adviser, Sub-Adviser and Portfolio are used.

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In situations where a Sub-Adviser resigns or the Adviser otherwise assumes day to day management of a Portfolio pursuant to its Investment Advisory Agreement with the Portfolio, the Adviser will perform the services described herein as being performed by the Sub-Adviser.

How Securities Transactions are Effected

Purchases and sales of securities on a securities exchange (which include most equity securities) are effected through brokers who charge a commission for their services.  In transactions on securities exchanges in the United States, these commissions are negotiated, while on many foreign securities exchanges commissions are fixed.  Securities traded in the over-the-counter markets (such as fixed-income securities and some equity securities) are generally traded on a “net” basis with market makers acting as dealers; in these transactions, the dealers act as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer.  Transactions in certain over-the counter securities also may be effected on an agency basis when, in the Adviser’s or Sub-Adviser’s opinion, the total price paid (including commission) is equal to or better than the best total price available from a market maker.  In underwritten offerings, securities are usually purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount.  On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.  The Adviser or Sub-Adviser may also place trades using an ECN or ATS.

How the Adviser or Sub-Adviser Selects Broker-Dealers

The Adviser or Sub-Adviser has a duty to seek to obtain best execution of the Portfolio’s orders, taking into consideration a full range of factors designed to produce the most favorable overall terms reasonably available under the circumstances.  In selecting brokers and dealers to execute trades, the Adviser or Sub-Adviser may consider both the characteristics of the trade and the full range and quality of the brokerage services available from eligible broker-dealers.  This consideration often involves qualitative as well as quantitative judgments.  Factors relevant to the nature of the trade may include, among others, price  (including the applicable brokerage commission or dollar spread), the size of the order, the nature and characteristics (including liquidity) of the market for the security, the difficulty of execution, the timing of the order, potential market impact, and the need for confidentiality, speed, and certainty of execution.  Factors relevant to the  range and quality of brokerage services available from eligible brokers and dealers may include, among others, the firms’ execution, clearance, settlement, and other operational facilities; willingness and ability to commit  capital or take risk in positioning a block of securities, where necessary; special expertise in particular securities or markets; ability to provide liquidity, speed and anonymity; the nature and quality of other brokerage and research services provided to the Adviser or Sub-Adviser (consistent with the “safe harbor” described below); and the firms’ general reputation, financial condition and responsiveness to the Adviser or Sub-Adviser, as demonstrated in the particular transaction or other transactions.    Subject to its duty to seek best execution of the Portfolio’s orders, the Adviser or Sub-Adviser may select broker-dealers that participate in commission recapture programs that have been established for the benefit of the Portfolio. Under these programs, the participating broker-dealers will return to the Portfolio (in the form of a credit to the Portfolio) a portion of the brokerage commissions paid to the broker-dealers by the Portfolio.  These credits are used to pay certain expenses of the Portfolio. These commission recapture payments benefit the Portfolio, and not the Adviser or Sub-Adviser.

The Safe Harbor for Soft Dollar Practices

In selecting broker-dealers to execute a trade for the Portfolio, the Adviser or Sub-Adviser may consider the nature and quality of brokerage and research services provided to the Adviser or Sub-Adviser as a factor in evaluating the most favorable overall terms reasonably available under the circumstances.  As permitted by Section 28(e) of the 1934 Act, the adviser or sub-adviser may cause the Portfolio to pay a broker-dealer a commission for effecting a securities transaction for the Portfolio that is in excess of the commission which another broker-dealer would have charged for effecting the transaction, if the Adviser or Sub-Adviser makes a

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good faith determination that the broker’s commission paid by the Portfolio is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer, viewed in terms of either the particular transaction or the Adviser’s or Sub-Adviser’s overall responsibilities to the Portfolio and its other investment advisory clients.  The practice of using a portion of a Portfolio’s commission dollars to pay for brokerage and research services provided to the Adviser or Sub-Adviser is sometimes referred to as “soft dollars.”  Section 28(e) is sometimes referred to as a “safe harbor,” because it permits this practice, subject to a number of restrictions, including the Adviser’s or Sub-Adviser’s compliance with certain procedural requirements and limitations on the type of brokerage and research services that qualify for the safe harbor.

Brokerage and Research Products and Services Under the Safe Harbor - Research products and services may include, but are not limited to, general economic, political, business  and market information and reviews, industry and company information and reviews, evaluations of securities and recommendations as to the purchase and sale of securities, financial data on a company or companies, performance and risk measuring services and analysis, stock price quotation services, computerized historical financial databases and related software, credit rating services, analysis of corporate responsibility issues, brokerage analysts’ earning estimates, computerized links to current market data, software dedicated to research, and portfolio modeling. Research services may be provided in the form of reports, computer-generated data feeds and other services, telephone contacts, and personal meetings with securities analysts, as well as in the form of meetings arranged with corporate officers and industry spokespersons, economists, academics and governmental representatives.  Brokerage products and services assist in the execution, clearance and settlement of securities transactions, as well as functions incidental thereto, including but not limited to related communication and connectivity services and equipment, software related to order routing, market access, algorithmic trading, and other trading activities.   On occasion, a broker-dealer may furnish the Adviser or Sub-Adviser with a service that has a mixed use (that is, the service is used both for brokerage and research activities that are within the safe harbor and for other activities).  In this case, the Adviser or Sub-Adviser is required to reasonably allocate the cost of the service, so that any portion of the service that does not qualify for the safe harbor is paid for by the Adviser or Sub-Adviser from its own Portfolios, and not by portfolio commissions paid by a Portfolio.

Benefits to the Sub-Adviser - Research products and services provided to the Adviser or Sub-Adviser by broker-dealers that effect securities transactions for a Portfolio may be used by the Adviser or Sub-Adviser in servicing all of its accounts.  Accordingly, not all of these services may be used by the Adviser or Sub-Adviser in connection with the Portfolio.  Some of these products and services are also available to the Adviser or Sub-Adviser for cash, and some do not have an explicit cost or determinable value.  The research received does not reduce the advisory fees paid to the Adviser or sub-advisory fees payable to the Sub-Adviser for services provided to the Portfolio.  The Advisor’s or Sub-Adviser’s expenses would likely increase if the Adviser or Sub-Adviser had to generate these research products and services through its own efforts, or if it paid for these products or services itself.

Broker-Dealers that are Affiliated with the Adviser or Sub-Adviser

Portfolio transactions may be executed by brokers affiliated with the ING Groep, the Adviser or Sub-Adviser, so long as the commission paid to the affiliated broker is reasonable and fair compared to the commission that would be charged by an unaffiliated broker in a comparable transaction.

Prohibition on Use of Brokerage Commissions for Sales or Promotional Activities

The placement of portfolio brokerage with broker-dealers who have sold shares of a Portfolio is subject to rules adopted by the SEC and the Financial Industry Regulatory Authority (“FINRA”).  Under these rules, a Sub-Adviser may not consider a broker’s promotional or sales efforts on behalf of any Portfolio when selecting a broker-dealer for portfolio transactions, and neither the Portfolios nor a Sub-Adviser may enter into an agreement under which a Portfolio directs brokerage transactions (or revenue generated from such transactions) to a broker-dealer to pay for distribution of Portfolio shares.  The Portfolio has adopted policies and procedures, approved by the Board, that are designed to attain compliance with these prohibitions.

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Principal Trades and Research

Purchases of securities for the Portfolio also may be made directly from issuers or from underwriters. Purchase and sale transactions may be effected through dealers which specialize in the types of securities which the Portfolio will be holding. Dealers and underwriters usually act as principals for their own account. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter which has provided such research or other services as mentioned above.

More Information about trading in Fixed-Income Securities

Purchases and sales of fixed-income securities will usually be principal transactions. Such securities often will be purchased or sold from or to dealers serving as market makers for the securities at a net price. The Portfolio may also purchase such securities in underwritten offerings and will, on occasion, purchase securities directly from the issuer. Generally, fixed-income securities are traded on a net basis and do not involve brokerage commissions. The cost of executing fixed-income securities transactions consists primarily of dealer spreads and underwriting commissions.

In purchasing and selling fixed-income securities, it is the policy of the Portfolio to obtain the best results, while taking into account the dealer’s general execution and operational facilities, the type of transaction involved and other factors, such as the dealer’s risk in positioning the securities involved. While the Adviser or Sub-Adviser generally seeks reasonably competitive spreads or commissions, the Portfolio will not necessarily pay the lowest spread or commission available.

Transition Management

Changes in Sub-Advisers, investment personnel, reorganizations or mergers of the Portfolio may result in the sale of a significant portion or even all of the Portfolio’s portfolio securities.  This type of change generally will increase trading costs and the portfolio turnover for the Portfolio.  The Portfolio, the Adviser, or the Sub-Adviser may engage a broker-dealer to provide transition management services in connection with a change in Sub-Adviser, reorganization or other changes.

Allocation of Trades

Some securities considered for investment by the Portfolio may also be appropriate for other clients served by the Portfolio’s Sub-Adviser. If the purchase or sale of securities consistent with the investment policies of the Portfolio and one or more of these other clients is considered at or about the same time, transactions in such securities will be placed on an aggregate basis and allocated among the Portfolio and such other clients in a manner deemed fair and equitable, over time, by the Sub-Adviser and consistent with the Sub-Adviser’s written policies and procedures.  The Sub-Adviser may use different methods of allocating the results aggregated trades.  The Sub-Adviser’s relevant policies and procedures and the results of aggregated trades in which the Portfolio participated are subject to periodic review by the Board.  To the extent the Portfolio seeks to acquire (or dispose of) the same security at the same time, the Portfolio may not be able to acquire (or dispose of) as large a position in such security as it desires, or it may have to pay a higher (or receive a lower) price for such security. It is recognized that in some cases, this system could have a detrimental effect on the price or value of the security insofar as the Portfolio is concerned.  However, over time, the Portfolio’s ability to participate in aggregate trades is expected to provide better execution for the Portfolio.

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Cross-Transactions

The Board has adopted a policy allowing trades to be made between affiliated registered investment companies or series thereof provided they meet the condition of Rule 17a-7 under the 1940 Act and conditions of the policy.

Total Brokerage Commissions

For the fiscal years ended December 31, 2008, 2007 and 2006, the Portfolio paid total brokerage commissions as follows:

Portfolios	2008		2007	2006
Oppenheimer Active Allocation	—	(1)	N/A	N/A

(1) The Portfolio commenced operations on October 2, 2008.  Reflects the period from October 2, 2008 to December 31, 2008.

For the fiscal years ended December 31, 2008, 2007 and 2006, no commissions were paid with respect to portfolio transactions paid to brokers for research services.

As noted above, ING Investments may purchase new issues of securities for the Portfolio in underwritten fixed price offerings.  In these situations, the underwriter or selling group member may provide ING Investments with research in addition to selling the securities (at the fixed public offering price) to the Portfolio or other advisory clients.  Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-dealer in this situation provides knowledge that may benefit the Portfolio and other clients of ING Investments without incurring additional costs.  These arrangements may not fall within the safe harbor of Section 28(e) because the broker-dealer is considered to be acting in a principal capacity in underwritten transactions.  However, FINRA has adopted rules expressly permitting broker-dealers to provide bona fide research to advisers in connection with fixed price offerings under certain circumstances.  As a general matter in these situations, the underwriter or selling group member will provide research credits at a rate that is higher than that which is available for secondary market transactions.

In circumstances where two or more broker-dealers offer comparable prices and execution capability, preference may be given to a broker-dealer which has sold shares of the Portfolio as well as shares of other investment companies or accounts managed by ING Investments.  This policy does not imply a commitment to execute all portfolio transactions through all broker-dealers that sell shares of the Portfolio.

On occasions when ING Investments deems the purchase or sale of a security to be in the best interest of the Portfolio as well as its other customers (including any other portfolio or other investment adviser), ING Investments, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for the Portfolio with those to be sold or purchased for such other customers in order to obtain the best net price and most favorable execution under the circumstances.  In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by ING Investments in the manner it considers to be equitable and consistent with its fiduciary obligations to the Portfolio and such other customers.  In some instances, this procedure may adversely affect the price and size of the position obtainable for the Portfolio.

Commission rates in the United States are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates.  The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Trustees.

ING Investments may place orders for the purchase and sale of exchange-listed portfolio securities with a broker-dealer that is an affiliate of Investments where, in the judgment of ING Investments, such firm will be able to obtain a price and execution at least as favorable as other qualified brokers. Pursuant to SEC Rules, a broker-dealer that is an affiliate of ING Investments may receive and retain compensation for effecting

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portfolio transactions for the Portfolio on a national securities exchange of which the broker-dealer is a member if the transaction is “executed” on the floor of the exchange by another broker which is not an “associated person” of the affiliated broker-dealer or ING Investments, and if there is in effect a written contract between ING Investments and the Trust expressly permitting the affiliated broker-dealer or ING Investments to receive and retain such compensation.  The Agreement provides that ING Investments may retain compensation on transactions effected for the Portfolio in accordance with the terms of these rules.

SEC rules further require that commissions paid to such an affiliated broker-dealer or ING Investments by the Portfolio on exchange transactions not exceed “usual and customary brokerage commissions.”  The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.”  The Board has adopted procedures for evaluating the reasonableness of commissions and will review these procedures periodically.  Each of the following is a registered broker-dealer and an affiliate of ING Investments as of December 31, 2008:  Bancnorth Investment Group, Inc., Clarion Capital, LLC, Financial Network Investment Corporation, Guaranty Brokerage Services, Inc., ING Alternative Asset Management LLC, ING America Equities, Inc., ING Clarion Partners, LLC, ING Clarion Real Estate Securities, L.P., ING Direct Funds Limited, ING Financial Advisers, LLC, ING Financial Markets LLC, ING Financial Partners, Inc., ING Funds Distributor, LLC, ING Investment Advisors, LLC, ING Investment Management Advisors B.V., ING Investment Management Asia/Pacific (Hong Kong) LTD., ING Investment Management Co., ING Investment Management LLC, ING Investment Management Services LLC, Multi-Financial Securities Corporation, Pomona Management LLC, d/b/a, Pomona Capital, Prime Vest Financial Services, Inc., ShareBuilder Advisors, LLC, ShareBuilder Securities Corporation and Systematized Benefits Administrators, Inc.

Any of the above firms may retain compensation on transactions effected for a Portfolio in accordance with these rules and procedures.

For the fiscal year ended December 31, 2008, no brokerage commissions and no affiliated brokerage commissions  were paid.

Because the Portfolio commenced operations on October 2, 2008, no brokerage commissions and no affiliated brokerage commission were paid for the years ended December 31, 2007 and December 31, 2006.

During the fiscal year ended December 31, 2008 the Portfolio did not acquire securities of their regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents.  Therefore, no holdings of securities of such brokers and dealers are available for the year ended December 31, 2008.

Because the Portfolio commenced operations on October 2, 2008, no holdings of securities of such brokers and dealers were available for the years ended December 31, 2007 and December 31, 2006.

PORTFOLIO TURNOVER

A change in securities held in the portfolio of the Portfolio is known as “portfolio turnover” and may involve the payment by the Portfolio of dealer mark-ups of brokerage or underwriting commissions and other transaction costs on the sale of securities, as well as on the reinvestment of the proceeds in other securities.  Portfolio turnover rate for a fiscal year is the percentage determined by dividing the lesser of the cost of purchases or proceeds from sales of portfolio securities by the average of the value of portfolio securities during such year, all excluding securities whose maturities at acquisition were one year or less.  The Portfolio cannot accurately predict its turnover rate, however the rate will be higher when the Portfolio finds it necessary to significantly change their portfolio to adopt a temporary defensive position or respond to economic or market events.  A high turnover rate would increase expenses and may involve realization of capital gains by the Portfolio.

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NET ASSET VALUE

As noted in the Prospectus, the NAV and offering price of each class of the Portfolio’s shares will be determined once daily as of the close of regular trading (“Market Close”) on the New York Stock Exchange (“NYSE”) (usually 4:00 p.m. Eastern time unless otherwise designated by the NYSE) during each day on which the NYSE is open for trading.  As of the date of this SAI, the NYSE is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  Portfolio shares will not be priced on these days. On those days, securities held by an Underlying Fund may nevertheless be actively traded, and the value of the Portfolio’s shares could be indirectly affected. As a general matter, the Portfolio does not invest directly in securities. However, the following information describes the calculation of NAV for the Underlying Funds and the Portfolio.

Portfolio securities listed or traded on a national securities exchange will be valued at the last reported sale price on the valuation day.  Securities traded on an exchange for which there has been no sale that day and other securities traded in the over-the-counter market will be valued at the mean between the last reported bid and asked prices on the valuation day.  Portfolio securities reported by NASDAQ will be valued at the NASDAQ Official Closing Price on the valuation day.  In cases in which securities are traded on more than one exchange, the securities are valued on the exchange that is normally the primary market.  Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest, approximates market value.  This involves valuing a security at cost on the date of acquisition and therefore assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument.  While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument.  (See the “Net Asset Value” in the “Information for Investors” section of the Prospectus.)  The long-term debt obligations held in the Portfolio’s portfolio will be valued at the mean between the most recent bid and asked prices as obtained from one or more dealers that make markets in the securities when over-the-counter market quotations are readily available.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) or are deemed unreliable are valued at their fair values as determined in good faith by or under the supervision of the Portfolio’s Board, in accordance with methods that are specifically authorized by the Board.  Securities traded on exchanges, including foreign exchanges, which close earlier than the time the Portfolio calculates its NAV may also be valued at their fair values as determined in good faith by or under the supervision of the Portfolio’s Board, in accordance with methods that are specifically authorized by the Board.  The valuation techniques applied in any specific instance may to vary from case to case.  With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Portfolio related to registration of the security, as well as factors relevant to the issuer itself.  Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities.

The value of the foreign securities traded on an exchange outside the United States is generally based upon its price on the principal foreign exchange where it trades as of the time the Portfolio determines its NAV or if the foreign exchange closes prior to the time the Portfolio determines its NAV, the most recent closing price of the foreign security on its principal exchange.  Trading in certain non-U.S. securities may not take place on all days on which the NYSE is open.  Further, trading takes place in various foreign markets on days which the NYSE is not open.  Consequently, the calculation of an Underlying Fund’s NAV may not take place contemporaneously with the determination of the prices of securities held by a Portfolio in foreign securities markets.  Further, the value of the Portfolio’s assets may be significantly affected by foreign trading on days

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when a shareholder cannot purchase or redeem shares of the Portfolio.  In calculating the Portfolio’s NAV, foreign securities denominated in foreign currency are converted to U.S. dollar equivalents.

If an event occurs after the time at which the market for foreign securities held by the Portfolio closes but before the time that the Portfolio’s NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time the Portfolio determines its NAV.  In such a case, the Portfolio will use the fair value of such securities as determined under the Portfolio’s valuation procedures.  Events after the close of trading on a foreign market that could require the Portfolio to fair value some or all of its foreign securities include, among others, securities trading in the United States and other markets, corporate announcements, natural and other disasters, and political and other events.  Among other elements of analysis in determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time the Portfolio calculates its NAV.  There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, nor that such markets will continue to behave in a fashion that is consistent with such models.  Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment.  Consequently, the fair value assigned to a security may not represent the actual value that the Portfolio could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, the Portfolio is not obligated to use the fair valuations suggested by any research service, and valuation provided by such research services may be overridden if other events have occurred, or if other fair valuations are determined in good faith to be more accurate.  Unless an event is such that it causes the Portfolio to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time the Portfolio determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Portfolio’s NAV.

Options on securities, currencies, futures and other financial instruments purchased by the Underlying Funds are valued at their last bid price in the case of listed options or at the average of the last bid prices obtained from dealers in the case of OTC Options.

The fair value of other assets is added to the value of all securities positions to arrive at the value of the Portfolio’s total assets. The Portfolio’s liabilities, including accruals for expenses, are deducted from its total assets. Once the total value of the Portfolio’s net assets is so determined, that value is then divided by the total number of shares outstanding (excluding treasury shares), and the result, rounded to the nearest cent, is the NAV per share.

In computing the NAV for a class of shares of the Portfolio, all class-specific liabilities incurred or accrued are deducted from the class’ net assets.  The resulting net assets are divided by the number of shares of the class outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the NAV per share.

Orders received by dealers prior to Market Close will be confirmed at the offering price computed as of Market Close provided the order is received by the Transfer Agent prior to Market Close that same day.  It is the responsibility of the dealer to insure that all orders are transmitted timely to the Portfolio.  Orders received by dealers after Market Close will be confirmed at the next computed offering price as described in the Prospectus.

PERFORMANCE INFORMATION

The Trust may, from time to time, include the yield and the total return of the Portfolio in advertisements or sales literature.  In the case of Variable Contracts, performance information for the Portfolio will not be advertised or included in sales literature unless accompanied by comparable performance information for the

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separate account to which the Portfolio offers its shares.

Quotations of yield for the Portfolio will be based on all investment income per share earned during a particular 30-day period (including dividends and interest and calculated in accordance with a standardized yield formula adopted by the SEC), less expenses accrued during the period (“net investment income”), and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

YIELD = 2 [((a-b)/cd + 1)^6 - 1]

where,

a = dividends and interest earned during the period,

b = expenses accrued for the period (net of reimbursements),

c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and

d = the maximum offering price per share on the last day of the period.

Quotations of average annual total return for the Portfolio will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the portfolio over certain periods that will include periods of one, five, and ten years (or, if less, up to the life of the portfolio), calculated pursuant to the following formula: P (1 + T) ^(n) = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period).  Quotations of total return may also be shown for other periods.  All total return figures reflect the deduction of a proportional share of Portfolio expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid.

The following are the Portfolios’ average annual total returns for the periods indicated for the fiscal year ended December 31, 2008:

Portfolio	1 Year	5 Years	10 Years	Since Inception	Date of Inception
Oppenheimer Active Allocation Class S(1)	—	—	—	(22.84)%	10/02/08

(1) The Portfolio commenced operations on October 2, 2008.  Reflects the period from October 2, 2008 to December 31, 2008.

Performance information for the Portfolio may be compared, in advertisements, sales literature, and reports to shareholders to: (i) the S&P 500® Index  and the Merrill Lynch U.S. High-Yield BB-B Rated Index, or other indices that measure performance of a pertinent group of securities; (ii) other groups of mutual funds tracked by Lipper Analytical Services, Inc., a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the portfolio.  Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

Reports and promotional literature may also contain other information including (i) the ranking of any Portfolio derived from rankings of mutual funds or other investment products tracked by Lipper Analytical Services, Inc. or by other rating services, companies, publications, or other persons who rank mutual funds or other investment products on overall performance or other criteria, and (ii) the effect of tax deferred compounding on a portfolio’s investment returns, or returns in general, which may by illustrated by graphs, charts, or otherwise, and which may include a comparison, at various points in time, of the return from an investment in a portfolio of the Trust (or returns in general) on a tax-deferred basis (assuming one or more tax

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rates) with the return on a taxable basis.

In addition, reports and promotional literature may contain information concerning ING Investments or affiliates of the Trust, including (i) performance rankings of other mutual funds managed by ING Investments, or the individuals employed by ING Investments who exercise responsibility for the day-to-day management of a portfolio of the Trust, including rankings of mutual funds published by Morningstar, Inc., Value Line Mutual Fund Survey, or other rating services, companies, publications, or other persons who rank mutual funds or other investment products on overall performance or other criteria; (ii) lists of clients, the number of clients, or assets under management; and (iii) information regarding services rendered by ING Investments, including information related to the selection and monitoring of ING Investments.  Reports and promotional literature may also contain a description of the type of investor for whom it could be suggested that a portfolio is intended, based upon each portfolio’s investment objectives.

In the case of Variable Contracts, quotations of yield or total return for the Portfolio will not take into account charges and deductions against any separate accounts to which the Portfolio shares are sold or charges and deductions against the life insurance policies or annuity contracts issued by ING USA, although comparable performance information for the separate account will take such charges into account. Performance information for the Portfolio reflects only the performance of a hypothetical investment in the portfolio during the particular time period on which the calculations are based.  Performance information should be considered in light of the Portfolio’s investment objective or objectives and investment policies, the characteristics and quality of the Portfolio, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

TAXES

Shares of the Portfolio may be offered to segregated asset accounts (“Separate Accounts”) of insurance companies as investment options under Variable Contracts.  Shares may also be offered to qualified pension and retirement plans (“Qualified Plans”) outside the Variable Contract and to the Portfolio’s Advisers and its affiliates in connection with the creation or management of the Portfolio. Shares will generally not be offered to other investors.

The Portfolio intends to qualify annually, to be taxed as a regulated investment company (“RIC”) under the provisions of Subchapter M of the Code.  To qualify for that treatment, the Portfolio must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain, and net gains from certain foreign currency transactions) (“Distribution Requirement”) and must meet several additional requirements.  These requirements include the following: (1) the Portfolio must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or net income derived from an interest in a publicly held partnership, other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies (“Income Requirement”); (2) at the close of each quarter of the Portfolio’s taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities that, with respect to any one issuer, do not exceed 5% of the value of the Portfolio’s total assets and that do not represent more than 10% of the outstanding voting securities of the issuer; and (3) at the close of each quarter of the Portfolio’s taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer.  If the Portfolio qualifies as a RIC and distributes to its shareholders substantially all of its net income and net capital gains, then the Portfolio should have little or no income taxable to it under the Code.

The Portfolio must comply with the diversification requirements imposed by section 817(h) of the Code and the regulations thereunder.  These requirements, which are in addition to the diversification requirements mentioned above, place certain limitations on the proportion of the Portfolio’s assets that may be represented

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by any single investment (which includes all securities of the same issuer).  Because Section 817(h) and the underlying regulations treat the assets of the Portfolio as assets of the related Separate Account, these regulations are imposed on the assets of the Portfolio.  Specifically, the regulations provide that, after a one year start-up period or except as permitted by the “safe harbor” described below, as of the end of each calendar quarter or within thirty (30) days thereafter no more than 55% of the total assets of the Portfolio may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments.  For this purpose, all securities of the same issuer are considered a single investment, and each U.S. government agency and instrumentality is considered a separate issuer.  Section 817(h) provides, as a safe harbor, that a Separate Account will be treated as being adequately diversified if the diversification requirements under Subchapter M of the Code are satisfied and no more than 55% of the value of the account’s total assets is attributable to cash and cash items (including receivables), U.S. government securities and securities of other RICs.  Failure of the Portfolio either to qualify as a RIC or to satisfy the Section 817(h) requirements would generally cause the Variable Contracts to lose their favorable tax status and require a contract holder to include in ordinary income any income accrued under the contracts for the current and all prior taxable years.  Under certain circumstances described in the applicable U.S. Treasury regulations, inadvertent failure to satisfy the applicable diversification requirements may be corrected, but such a correction would require a payment to the IRS based on the tax contract holders would have incurred if they were treated as receiving the income on the contract for the period during which the diversification requirements were not satisfied.  Any such failure may also result in adverse tax consequences for the insurance company issuing the contracts.  Failure by the Portfolio to qualify as a RIC would also subject it to federal and state income taxation on all of its taxable income and gain, whether or not distributed to shareholders.

For purposes of these alternative diversification tests, a segregated asset account investing in shares of a RIC will be entitled to “look through” the RIC to its pro rata portion of the RIC’s assets, provided that the shares of such RIC are generally held only by segregated asset accounts of insurance companies and certain fund managers in connection with the creation or management of the Portfolio (a “Closed Fund”).

If the segregated asset account upon which a Variable Contract is based is not “adequately diversified” under the foregoing rules for each calendar quarter, then:  (a) the Variable Contract is not treated as a life insurance contract or annuity contract under the Code for all subsequent periods during which such account is not “adequately diversified”; and (b) the holders of such contract must include as ordinary income, “the income on the contract” for each taxable year.  Further, the income on a life insurance contract for all prior taxable years is treated as received or accrued during the taxable year of the policyholder in which the contract ceases to meet the definition of a “life insurance contract” under the Code.  The “income on the contract” is, generally the excess of (i) the sum of the increase in the net surrender value of the contract during the taxable year and the cost of the life insurance protection provided under the contract during the year, over (ii) the premiums paid under the contract during the taxable year.  In addition, if the Portfolio does not constitute a Closed Fund, the holders of the contracts and annuities which invest in the Portfolio through a segregated asset account may be treated as owners of Portfolio shares and may be subject to tax on distributions made by the Portfolio.

For a VLI Contract or a VA Contract to qualify for tax deferral, assets in the Separate Accounts supporting the contract must be considered to be owned by the insurance company and not by the contract owner.  Under current U.S. tax law, if a contract owner has excessive control over the investments made by a Separate Account, or the underlying fund, the contract owner will be taxed currently on income and gains from the account or fund.  In other words, in such a case of “investor control” the contract owner would not derive the tax benefits normally associated with variable life insurance or variable annuities.

Generally, according to the IRS, there are two ways that impermissible investor control may exist.  The first relates to the design of the contract or the relationship between the contract and a Separate Account or underlying fund.  For example, at various times, the IRS has focused on, among other factors, the number and type of investment choices available pursuant to a given Variable Contract, whether the contract offers access to funds that are available to the general public, the number of transfers that a contract owner may make from

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one investment option to another, and the degree to which a contract owner may select or control particular investments.

With respect to this first aspect of investor control, we believe that the design of our contracts and the relationship between our contracts and the Portfolio satisfy the current view of the IRS on this subject, such that the investor control doctrine should not apply.  However, because of some uncertainty with respect to this subject and because the IRS may issue further guidance on this subject, we reserve the right to make such changes as we deem necessary or appropriate to reduce the risk that your contract might not qualify as a life insurance contract or as an annuity for tax purposes.

The second way that impermissible investor control might exist concerns your actions.  Under the IRS pronouncements, you may not select or control particular investments, other than choosing among broad investment choices such as selecting a particular Portfolio.  You may not select or direct the purchase or sale of a particular investment of the Portfolio.  All investment decisions concerning the Portfolio must be made by the sub-adviser for the Portfolio in his or her sole and absolute discretion, and not by the contract owner.  Furthermore, under the IRS pronouncements, you may not communicate directly or indirectly with such a sub-adviser or any related investment officers concerning the selection, quality, or rate of return of any specific investment or group of investments held by the Portfolio.

Finally, the IRS may issue additional guidance on the investor control doctrine, which might further restrict your actions or features of the Variable Contract.  Such guidance could be applied retroactively.  If any of the rules outlined above are not complied with, the IRS may seek to tax you currently on income and gains from the Portfolio such that you would not derive the tax benefits normally associated with variable life insurance or variable annuities.  Although highly unlikely, such an event may have an adverse impact on the fund and other Variable Contracts.    You should review your Variable Contract’s Prospectus and SAI and you should consult your own tax advisor as to the possible application of the “investor control” doctrine to you.

If the Portfolio fails to qualify to be taxed as a RIC, the Portfolio will be subject to federal, and possibly state, corporate taxes on its taxable income and gains (without any deduction for its distributions to its shareholders) and distributions to its shareholders will constitute ordinary income to the extent of the Portfolio’s available earnings and profits. Owners of Variable Contracts which have invested in such the Portfolio might be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral.  In addition, if a Portfolio failed to comply with the diversification requirements of section 817(h) of the Code and the regulations thereunder, owners of Variable Contracts which have invested in the Portfolio could be taxed on the investment earnings under their contracts and thereby lose the benefit of tax deferral.  For additional information concerning the consequences of failure to meet the requirements of section 817(h), see the Prospectus for the Variable Contracts.

Generally, a RIC must distribute substantially all of its ordinary income and capital gains in accordance with a calendar year distribution requirement in order to avoid a nondeductible 4% excise tax.  However, the excise tax does not apply when the Portfolio’s only shareholders are segregated asset accounts of life insurance companies held in connection with Variable Contracts and by certain qualified pension plans.  To avoid the excise tax, the Portfolio that does not qualify for this exemption intends to make its distributions in accordance with the calendar year distribution requirement.

The use of hedging strategies by the Underlying Funds, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the character and timing of recognition of the income received in connection therewith by the Portfolio. Income from the disposition of foreign currencies (except certain gains there from that may be excluded by future regulations); and income from transactions in options, futures, and forward contracts derived by the Portfolio with respect to its business of investing in securities or foreign currencies, are expected to qualify as permissible income under the income requirement.

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Foreign Investments — Underlying Funds investing in foreign securities or currencies may be required to pay withholding, income or other taxes to foreign governments or U.S. possessions.  Foreign tax withholding from dividends and interest, if any, is generally at a rate between 10% and 35%.  The investment yield of any Portfolio that invests in Underlying Funds that invest in foreign securities or currencies is reduced by these foreign taxes.  Owners of Variable Contracts investing in the Portfolio bear the cost of any foreign taxes but will not be able to claim a foreign tax credit or deduction for these foreign taxes.  Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and foreign countries generally do not impose taxes on capital gains in respect of investments by foreign investors.

Certain Underlying Funds may invest in securities of PFICs.  A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive; or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income.  An Underlying Fund investing in securities of PFICs may be subject to U.S. federal income taxes and interest charges, which would reduce the investment yield of an Underlying Fund making such investments.  Owners of Variable Contracts investing in the Portfolio that invest in such an Underlying Fund would indirectly bear the cost of these taxes and interest charges. In certain cases, an Underlying Fund that invests in PFICs may be eligible to make certain elections with respect to securities of PFICs which could reduce taxes and interest charges payable by the Underlying Fund.  However, no assurance can be given that such elections can or will be made.

Real Estate Investment Trusts — Certain Underlying Funds may invest in REITs that hold residual interests in REMICs.  Under U.S. Treasury regulations that have not yet been issued, but when issued may apply retroactively, a portion of a Portfolio’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income  tax in all events.  These regulations are also expected to provide that excess inclusion income of a RIC, such as the Portfolio and the Underlying Funds, will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders: (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions); (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income; and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax.  In addition, if at any time during any taxable year a ‘disqualified organization’ (as defined in the Code) is a record holder of a share in a RIC, then the RIC will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest U.S. federal income tax rate imposed on corporations.

The foregoing is only a general summary of some of the important federal income tax considerations generally affecting the Portfolio and its shareholders.  No attempt is made to present a complete explanation of the federal tax treatment of the Portfolio’s activities, and this discussion and the discussion in the prospectus and/or statements of additional information for the Variable Contracts are not intended as a substitute for careful tax planning.  Accordingly, potential investors are urged to consult their own tax advisors for more detailed information and for information regarding any state, local, or foreign taxes applicable to the Variable Contracts and the holders thereof.

OTHER INFORMATION

Capitalization

The Trust is a Massachusetts business trust established under an Agreement and Declaration of Trust dated August 3, 1988, as an open-end management investment company and currently consists of 62 different investment portfolios.  The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with a par value of $0.001 each. The Board may establish additional portfolios (with different

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investment objectives and fundamental policies) or classes at any time in the future. Establishment and offering of additional portfolios will not alter the rights of the Trust’s shareholders. When issued in accordance with the terms of the Agreement and Declaration of Trust, shares are fully paid, redeemable, freely transferable, and non-assessable by the Trust.  Shares do not have preemptive rights, conversion rights, or subscription rights.  In liquidation of a portfolio of the Trust, each shareholder is entitled to receive his or her pro rata share of the net assets of that portfolio.  The Portfolio is diversified.

Voting Rights

Shareholders of the Portfolio are given certain voting rights. Each share of the Portfolio will be given one vote, unless a different allocation of voting rights is required under applicable law for a mutual fund that is an investment medium for variable insurance products.

Massachusetts business trust law does not require the Trust to hold annual shareholder meetings, although special meetings may be called for the Portfolio, or for the Trust as a whole, for purposes such as electing or removing Trustees, changing fundamental policies, or approving a contract for investment advisory services. The Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust.  In addition, the Agreement and Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares or other voting interests of the Trust may remove a person serving as Trustee either by declaration in writing or at a meeting called for such purpose.  The Trust’s shares do not have cumulative voting rights.  The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee, if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust.  The Trust is required to assist in shareholders’ communications.

Purchase of Shares

If you invest in the Portfolio through a financial intermediary, you may be charged a commission or transaction fee by the financial intermediary for the purchase and sale of the Portfolio’s shares.

Shares of the Portfolio are sold at their respective NAVs (without a sales charge) next computed after receipt of a purchase order by an insurance company whose Separate Account invests in the Trust.

Redemption of Shares

Shares of the Portfolio may be redeemed on any business day. Redemptions are effected at the per share NAV next determined after receipt of the redemption request by an insurance company whose Separate Account invests in the Portfolio.  Redemption proceeds normally will be paid within seven days following receipt of instructions in proper form.  The right of redemption may be suspended by the Trust or the payment date postponed beyond seven days when the NYSE is closed (other than customary weekend and holiday closings) or for any period during which trading thereon is restricted because an emergency exists, as determined by the SEC, making disposal of portfolio securities or valuation of net assets not reasonably practicable, and whenever the SEC has by order permitted such suspension or postponement for the protection of shareholders.  If the Board should determine that it would be detrimental to the best interests of the remaining shareholders of the Portfolio to make payment wholly or partly in cash, the Portfolio may pay the redemption price in whole or in part by a distribution in kind of securities from the portfolio of the Portfolio, in lieu of cash, in conformity with applicable rules of the SEC.  If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash.

If you invest in the Portfolio through a financial intermediary, you may be charged a commission or transaction fee by the financial intermediary for the purchase and sale of the Portfolio’s shares.

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Exchanges

Shares of the same class of any one portfolio of the Trust may be exchanged for shares of the same class of any of the other investment portfolios of the Trust.  Exchanges are treated as a redemption of shares of one portfolio of the Trust and a purchase of shares of one or more of the other portfolios of the Trust and are effected at the respective NAVs per share of each portfolio on the date of the exchange.  The Trust reserves the right to modify or discontinue its exchange privilege at any time without notice. Variable Contract owners do not deal directly with the Trust with respect to the purchase, redemption, or exchange of shares of the portfolios, and should refer to the Prospectus for the applicable Variable Contract for information on allocation of premiums and on transfers of contract value among divisions of the pertinent insurance company Separate Account that invest in a portfolio of the Trust.

The Trust reserves the right to discontinue offering shares of one or more portfolios at any time.  In the event that a portfolio ceases offering its shares, any investments allocated by an insurance company to such portfolio will be invested in the ING Liquid Assets Portfolio of the Trust or any successor to such portfolio.

CUSTODIAN

The Bank of New York Mellon, One Wall Street, New York, NY, 10286, serves as Custodian of the Trust’s securities and cash and is responsible for safekeeping the Trust’s assets and portfolio accounting services for the Portfolio.

TRANSFER AGENT

PNC Global Investment Servicing (U.S.) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809 serves as the Transfer Agent and dividend-paying agent for the Portfolio.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP, 99 High Street, Boston, MA 02110, serves as the independent registered public accounting firm to the Portfolio.  KPMG LLP  provides audit and tax services, and assistance and consultation in connection with SEC filings.

LEGAL COUNSEL

Legal matters for the Trust are passed upon by Dechert LLP, 1775 I Street, N.W., Washington, D.C. 20006.

REGISTRATION STATEMENT

This SAI and the accompanying Prospectus do not contain all the information included in the Trust’s Registration Statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectus.  Certain portions of the Registration Statement have been omitted pursuant to the rules and regulations of the SEC.

The Registration Statement, including any exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

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FINANCIAL STATEMENTS

Financial statements for the Portfolio for the fiscal year ended December 31, 2008 are included in the Portfolio’s annual shareholder report and may be obtained without charge by contacing the Trust at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258, (800) 366-0066.

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APPENDIX A:  DESCRIPTION OF BOND RATINGS

Excerpts from Moody’s Investors Service, Inc.’s (“Moody’s”) description of its bond ratings:

Aaa - judged to be the best quality; they carry the smallest degree of investment risk.  Aa - judged to be of high quality by all standards; together with the Aaa group, they comprise what are generally known as high grade bonds. A - possess many favorable investment attributes and are to be considered as “upper medium grade obligations.” Baa - considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured; interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Ba - judged to have speculative elements; their future cannot be considered as well assured.  B - generally lack characteristics of the desirable investment.  Caa - are of poor standing; such issues may be in default or there may be present elements of danger with respect to principal or interest.  Ca - speculative in a high degree; often in default.  C - lowest rate class of bonds; regarded as having extremely poor prospects.

Moody’s also applies numerical indicators 1, 2, and 3 to rating categories.  The modifier 1 indicates that the security is in the higher end of its rating category; 2 indicates a mid-range ranking; and 3 indicates a ranking toward the lower end of the category.

Excerpts from Standard & Poor’s Ratings Services (“S&P”) description of its bond ratings:

AAA - highest grade obligations; capacity to pay interest and repay principal is extremely strong. AA - also qualify as high grade obligations; a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.  A - regarded as upper medium grade; they have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.  BBB - regarded as having an adequate capacity to pay interest and repay principal; whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity than in higher rated categories - this group is the lowest which qualifies for commercial bank investment.  BB, B, CCC, CC, C- predominately speculative with respect to capacity to pay interest and repay principal in accordance with terms of the obligation: BB indicates the lowest degree of speculation and C the highest.

S&P applies indicators “+”, no character, and “-” to its rating categories.  The indicators show relative standing within the major rating categories.

DESCRIPTION OF MOODY’S RATINGS OF NOTES AND VARIABLE RATE DEMAND INSTRUMENTS:

Moody’s ratings for municipal short-term obligations will be designated Moody’s Investment Grade or MIG.  Such ratings recognize the differences between short-term credit and long-term risk.  Short-term ratings on issues with demand features (variable rate demand obligations) are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payments relying on external liquidity.

MIG 1/VMIG 1: This designation denotes superior credit quality.  Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2: This denotes strong credit quality.  Margins of protection are ample, although not as large as in the preceding group.

DESCRIPTION OF MOODY’S TAX-EXEMPT COMMERCIAL PAPER RATINGS:

Moody’s commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations which have an original maturity not exceeding nine months.  Moody’s makes no representation that such obligations are exempt from registration under the 1933 Act, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law.  The following designations, all judged to be investment grade, indicate the relative repayment ability of rated issuers of securities in which the Trust may invest:

PRIME-1: Issuers rates Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term promissory obligations.

PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.

DESCRIPTION OF S&P’S RATINGS FOR MUNICIPAL BONDS:

INVESTMENT-GRADE

AAA: Debt rated “AAA” has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated “AA” has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

A: Debt rated “A” has strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated “BBB” is regarded as having an adequate capacity to pay interest and repay principal.  Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

BB, B, CCC, CC: Debt rated in these categories is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal.  While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CI: The “CI” rating is reserved for income bonds on which no interest is being paid.

D: Debt rated “D” is in default, and repayment of interest and/or repayment of principal is in arrears.

PLUS (+) OR MINUS (-): The ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

DESCRIPTION OF S&P’S RATINGS FOR INVESTMENT GRADE MUNICIPAL NOTES AND SHORT-TERM DEMAND OBLIGATIONS:

SP-1: Issues carrying this designation have a very strong or strong capacity to pay principal and interest.  Those issued determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2: Issues carrying this designation have a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

DESCRIPTION OF S&P’S RATINGS FOR DEMAND OBLIGATIONS AND TAX-EXEMPT COMMERCIAL PAPER:

An S&P commercial paper rating is a current assessment of the likelihood of timely repayment of debt having an original maturity of no more than 365 days.  The two rating categories for securities in which the Trust may invest are as follows:

A-1: This highest category indicates that the degree of safety regarding timely payment is strong.  Those issues determined to possess extremely strong safety characteristics will be denoted with a plus (+) designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory.  However, the relative degree of safety is not as high as for issues designated “A-1.”

APPENDIX B - PROXY VOTING PROCEDURES AND GUIDELINES

ING FUNDS

PROXY VOTING PROCEDURES AND GUIDELINES

Effective Date:  July 10, 2003

Revision Date:  March 27, 2009

I.              INTRODUCTION

The following are the Proxy Voting Procedures and Guidelines (the “Procedures and Guidelines”) of the ING Funds set forth on Exhibit 1 attached hereto and each portfolio or series thereof, except for any “Sub-Adviser-Voted Series” identified on Exhibit 1 and further described in Section III below (each non-Sub-Adviser-Voted Series hereinafter referred to as a “Fund” and collectively, the “Funds”).  The purpose of these Procedures and Guidelines is to set forth the process by which each Fund subject to these Procedures and Guidelines will vote proxies related to the equity assets in its investment portfolio (the “portfolio securities”).  The Procedures and Guidelines have been approved by the Funds’ Boards of Trustees/Directors(1) (each a “Board” and collectively, the “Boards”), including a majority of the independent Trustees/Directors(2) of the Board.  These Procedures and Guidelines may be amended only by the Board.  The Board shall review these Procedures and Guidelines at its discretion, and make any revisions thereto as deemed appropriate by the Board.

II.                                     COMPLIANCE COMMITTEE

The Boards hereby delegate to the Compliance Committee of each Board (each a “Committee” and collectively, the “Committees”) the authority and responsibility to oversee the implementation of these Procedures and Guidelines, and where applicable, to make determinations on behalf of the Board with respect to the voting of proxies on behalf of each Fund.  Furthermore, the Boards hereby delegate to each Committee the authority to review and approve material changes to proxy voting procedures of any Fund’s investment adviser (the “Adviser”).  The Proxy Voting Procedures of the Adviser (the “Adviser Procedures”) are attached hereto as Exhibit 2.  Any determination regarding the voting of proxies of each Fund that is made by a Committee, or any member thereof, as permitted herein, shall be deemed to be a good faith determination regarding the voting of proxies by the full Board.  Each Committee

(1)

Reference in these Procedures to one or more Funds shall, as applicable, mean those Funds that are under the jurisdiction of the particular Board or Compliance Committee at issue.  No provision in these Procedures is intended to impose any duty upon the particular Board or Compliance Committee with respect to any other Fund.

(2)	The independent Trustees/Directors are those Board members who are not “interested persons” of the Funds within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

may rely on the Adviser through the Agent, Proxy Coordinator and/or Proxy Group (as such terms are defined for purposes of the Adviser Procedures) to deal in the first instance with the application of these Procedures and Guidelines.  Each Committee shall conduct itself in accordance with its charter.

III.                                 DELEGATION OF VOTING AUTHORITY

Except as otherwise provided for herein, the Board hereby delegates to the Adviser to each Fund the authority and responsibility to vote all proxies with respect to all portfolio securities of the Fund in accordance with then current proxy voting procedures and guidelines that have been approved by the Board.  The Board may revoke such delegation with respect to any proxy or proposal, and assume the responsibility of voting any Fund proxy or proxies as it deems appropriate.  Non-material amendments to the Procedures and Guidelines may be approved for immediate implementation by the President or Chief Financial Officer of a Fund, subject to ratification at the next regularly scheduled meeting of the Compliance Committee.

A Board may elect to delegate the voting of proxies to the Sub-Adviser of a portfolio or series of the ING Funds.  In so doing, the Board shall also approve the Sub-Adviser’s proxy policies for implementation on behalf of such portfolio or series (a “Sub-Adviser-Voted Series”).  Sub-Adviser-Voted Series shall not be covered under these Procedures and Guidelines but rather shall be covered by such Sub-Adviser’s proxy policies, provided that the Board, including a majority of the independent Trustees/Directors(1), has approved them on behalf of such Sub-Adviser-Voted Series.

When a Fund participates in the lending of its securities and the securities are on loan at record date, proxies related to such securities will not be forwarded to the Adviser by the Fund’s custodian and therefore will not be voted.  However, the Adviser shall use best efforts to recall or restrict specific securities from loan for the purpose of facilitating a “material” vote as described in the Adviser Procedures.

Funds that are “funds-of-funds” will “echo” vote their interests in underlying mutual funds, which may include ING Funds (or portfolios or series thereof) other than those set forth on Exhibit 1 attached hereto.  This means that, if the fund-of-funds must vote on a proposal with respect to an underlying investment company, the fund-of-funds will vote its interest in that underlying fund in the same proportion all other shareholders in the investment company voted their interests.

A fund that is a “feeder” fund in a master-feeder structure does not echo vote.  Rather, it passes votes requested by the underlying master fund to its shareholders.  This means that, if the feeder fund is solicited by the master fund, it will request instructions from its own shareholders, either directly or, in the case of an insurance-dedicated Fund, through an insurance product or retirement plan, as to the manner in which to vote its interest in an underlying master fund.

(1)	The independent Trustees/Directors are those Board members who are not “interested persons” of the Funds within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

When a Fund is a feeder in a master-feeder structure, proxies for the portfolio securities owned by the master fund will be voted pursuant to the master fund’s proxy voting policies and procedures.  As such, and except as otherwise noted herein with respect to vote reporting requirements, feeder Funds shall not be subject to these Procedures and Guidelines.

IV.                                APPROVAL AND REVIEW OF PROCEDURES

Each Fund’s Adviser has adopted proxy voting procedures in connection with the voting of portfolio securities for the Funds as attached hereto in Exhibit 2.  The Board hereby approves such procedures.  All material changes to the Adviser Procedures must be approved by the Board or the Compliance Committee prior to implementation; however, the President or Chief Financial Officer of a Fund may make such non-material changes as they deem appropriate, subject to ratification by the Board or the Compliance Committee at its next regularly scheduled meeting.

V.                                    VOTING PROCEDURES AND GUIDELINES

The Guidelines that are set forth in Exhibit 3 hereto specify the manner in which the Funds generally will vote with respect to the proposals discussed therein.

Unless otherwise noted, the defined terms used hereafter shall have the same meaning as defined in the Adviser Procedures

A.                                   Routine Matters

The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear “For,” “Against,” “Withhold” or “Abstain” on a proposal.  However, the Agent shall be directed to refer any proxy proposal to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear, it appears to involve unusual or controversial issues, or an Investment Professional (as such term is defined for purposes of the Adviser Procedures) recommends a vote contrary to the Guidelines.

B.            Matters Requiring Case-by-Case Consideration

The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted “case-by-case” consideration.

Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

Except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation, the Proxy Coordinator will forward the Agent’s analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent or any other source to the Proxy Group.  The Proxy Group may consult with the Agent and/or Investment Professional(s), as it deems necessary.

The Proxy Coordinator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration.  In the event quorum requirements cannot be timely met in connection with a voting deadline, it shall be the policy of the Funds to vote in accordance with the Agent’s recommendation, unless the Agent’s recommendation is deemed to be conflicted as provided for under the Adviser Procedures, in which case no action shall be taken on such matter (i.e., a “Non-Vote”).

1.               Within-Guidelines Votes:  Votes in Accordance with a Fund’s Guidelines and/or, where applicable, Agent Recommendation

In the event the Proxy Group, and where applicable, any Investment Professional participating in the voting process, recommend a vote Within Guidelines, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in this manner.  Except as provided for herein, no Conflicts Report (as such term is defined for purposes of the Adviser Procedures) is required in connection with Within-Guidelines Votes.

2.     Non-Votes:  Votes in Which No Action is Taken

The Proxy Group may recommend that a Fund refrain from voting under circumstances including, but not limited to, the following:  (1) if the economic effect on shareholders’ interests or the value of the portfolio holding is indeterminable or insignificant, e.g., proxies in connection with fractional shares, securities no longer held in the portfolio of an ING Fund or proxies being considered on behalf of a Fund that is no longer in existence; or (2) if the cost of voting a proxy outweighs the benefits, e.g., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security.  In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy.  The Proxy Group may provide the Proxy Coordinator with standing instructions on parameters that would dictate a Non-Vote without the Proxy Group’s review of a specific proxy.  It is noted a Non-Vote determination would generally not be made in connection with voting rights received pursuant to class action participation; while a Fund may no longer hold the security, a continuing economic effect on shareholders’ interests is likely.

Reasonable efforts shall be made to secure and vote all other proxies for the Funds, but, particularly in markets in which shareholders’ rights are limited, Non-Votes may also occur in connection with a Fund’s related inability to timely access ballots or other proxy information in connection with its portfolio securities.

Non-Votes may also result in certain cases in which the Agent’s recommendation has been deemed to be conflicted, as described in V.B. above and V.B.4. below.

3.               Out-of-Guidelines Votes:  Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent’s Recommendation is Conflicted

If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter requiring case-by-case consideration and the Procedures and Guidelines are silent, or the Agent’s recommendation on a matter requiring case-by-case consideration is deemed to be conflicted as provided for under the Adviser Procedures, the Proxy Coordinator will then request that all members of the Proxy Group, including any members not in attendance at the meeting at which the relevant proxy is being considered, and each Investment Professional participating in the voting process complete a Conflicts Report (as such term is defined for purposes of the Adviser Procedures).  As provided for in the Adviser Procedures, the Proxy Coordinator shall be responsible for identifying to Counsel potential conflicts of interest with respect to the Agent.

If Counsel determines that a conflict of interest appears to exist with respect to the Agent, any member of the Proxy Group or the participating Investment Professional(s), the Proxy Coordinator will then contact the Compliance Committee(s) and forward to such Committee(s) all information relevant to their review, including the following materials or a summary thereof:  the applicable Procedures and Guidelines, the recommendation of the Agent, where applicable, the recommendation of the Investment Professional(s), where applicable, any resources used by the Proxy Group in arriving at its recommendation, the Conflicts Report and any other written materials establishing whether a conflict of interest exists, and findings of Counsel (as such term is defined for purposes of the Adviser Procedures).  Upon Counsel’s finding that a conflict of interest exists with respect to one or more members of the Proxy Group or the Advisers generally, the remaining members of the Proxy Group shall not be required to complete a Conflicts Report in connection with the proxy.

If Counsel determines that there does not appear to be a conflict of interest with respect to the Agent, any member of the Proxy Group or the participating Investment Professional(s), the Proxy Coordinator will instruct the Agent to vote the proxy as recommended by the Proxy Group.

4.     Referrals to a Fund’s Compliance Committee

A Fund’s Compliance Committee may consider all recommendations, analysis, research and Conflicts Reports provided to it by the Agent, Proxy Group and/or Investment Professional(s), and any other written materials used to establish whether a conflict of interest exists, in determining how to vote the proxies referred to the Committee.  The Committee will instruct the Agent through the Proxy Coordinator how to vote such referred proposals.

The Proxy Coordinator shall use best efforts to timely refer matters to a Fund’s Committee for its consideration.  In the event any such matter cannot be timely referred to or considered by the Committee, it shall be the policy of the Funds to vote in accordance with the Agent’s recommendation, unless the Agent’s recommendation is conflicted on a matter requiring case-by-case consideration, in which case no action shall be taken on such matter (i.e., a “Non-Vote”).

The Proxy Coordinator will maintain a record of all proxy questions that have been referred to a Fund’s Committee, all applicable recommendations, analysis, research and Conflicts Reports.

VI.                                CONFLICTS OF INTEREST

In all cases in which a vote has not been clearly determined in advance by the Procedures and Guidelines or for which the Proxy Group recommends an Out-of-Guidelines Vote, and Counsel has determined that a conflict of interest appears to exist with respect to the Agent, any member of the Proxy Group, or any Investment Professional participating in the voting process, the proposal shall be referred to the Fund’s Committee for determination so that the Adviser shall have no opportunity to vote a Fund’s proxy in a situation in which it or the Agent may be deemed to have a conflict of interest.  In the event a member of a Fund’s Committee believes he/she has a conflict of interest that would preclude him/her from making a voting determination in the best interests of the beneficial owners of the applicable Fund, such Committee member shall so advise the Proxy Coordinator and recuse himself/herself with respect to determinations regarding the relevant proxy.

VII.                            REPORTING AND RECORD RETENTION

Annually in August, each Fund will post its proxy voting record or a link thereto, for the prior one-year period ending on June 30th on the ING Funds website.  No proxy voting record will be posted on the ING Funds website for any Fund that is a feeder in a master/feeder structure; however, a cross-reference to that of the master fund’s proxy voting record as filed in the SEC’s EDGAR database will be posted on the ING Funds website.  The proxy voting record for each Fund will also be available in the EDGAR database on the SEC’s website.

EXHIBIT 1

to the

ING Funds

Proxy Voting Procedures

ING ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

ING EQUITY TRUST

ING FUNDS TRUST

ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

ING INFRASTRUCTURE DEVELOPMENT EQUITY FUND

ING INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

ING INVESTMENT FUNDS, INC.

ING INVESTORS TRUST(1)

ING MAYFLOWER TRUST

ING MUTUAL FUNDS

ING PARTNERS, INC.

ING PRIME RATE TRUST

ING RISK MANAGED NATURAL RESOURCES FUND

ING SENIOR INCOME FUND

ING SEPARATE PORTFOLIOS TRUST

ING VARIABLE INSURANCE TRUST

ING VARIABLE PRODUCTS TRUST

(1)	Sub-Adviser-Voted Series: ING Franklin Mutual Shares Portfolio

EXHIBIT 2

to the

ING Funds

Proxy Voting Procedures

ING INVESTMENTS, LLC,

ING INVESTMENT MANAGEMENT CO.

AND

DIRECTED SERVICES LLC

PROXY VOTING PROCEDURES

I.              INTRODUCTION

ING Investments, LLC, ING Investment Management Co. and Directed Services LLC (each an “Adviser” and collectively, the “Advisers”) are the investment advisers for the registered investment companies and each series or portfolio thereof (each a “Fund” and collectively, the “Funds”) comprising the ING family of funds.  As such, the Advisers have been delegated the authority to vote proxies with respect to securities for certain Funds over which they have day-to-day portfolio management responsibility.

The Advisers will abide by the proxy voting guidelines adopted by a Fund’s respective Board of Directors or Trustees (each a “Board” and collectively, the “Boards”) with regard to the voting of proxies unless otherwise provided in the proxy voting procedures adopted by a Fund’s Board.

In voting proxies, the Advisers are guided by general fiduciary principles.  Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages.  The Advisers will not subordinate the interest of beneficial owners to unrelated objectives.  Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

The following are the Proxy Voting Procedures of ING Investments, LLC, ING Investment Management Co. and Directed Services LLC (the “Adviser Procedures”) with respect to the voting of proxies on behalf of their client Funds as approved by the respective Board of each Fund.

Unless otherwise noted, best efforts shall be used to vote proxies in all instances.

II.            ROLES AND RESPONSIBILITIES

A.            Proxy Coordinator

The Proxy Coordinator identified in Appendix 1 will assist in the coordination of the voting of each Fund’s proxies in accordance with the ING Funds Proxy Voting Procedures and Guidelines (the “Procedures” or “Guidelines” and collectively the “Procedures and Guidelines”).  The Proxy Coordinator is authorized to direct the Agent to vote a Fund’s proxy in accordance with the Procedures and Guidelines unless the Proxy Coordinator receives a recommendation from an Investment Professional (as described below) to vote contrary to the Procedures and Guidelines.  In such event, and in connection with proxy proposals requiring case-by-case consideration (except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation), the Proxy Coordinator will call a meeting of the Proxy Group (as described below).

Responsibilities assigned herein to the Proxy Coordinator, or activities in support thereof, may be performed by such members of the Proxy Group or employees of the Advisers’ affiliates as are deemed appropriate by the Proxy Group.

Unless specified otherwise, information provided to the Proxy Coordinator in connection with duties of the parties described herein shall be deemed delivered to the Advisers.

B.            Agent

An independent proxy voting service (the “Agent”), as approved by the Board of each Fund, shall be engaged to assist in the voting of Fund proxies for publicly traded securities through the provision of vote analysis, implementation, recordkeeping and disclosure services.  The Agent is ISS Governance Services, a unit of RiskMetrics Group, Inc.  The Agent is responsible for coordinating with the Funds’ custodians to ensure that all proxy materials received by the custodians relating to the portfolio securities are processed in a timely fashion.  To the extent applicable, the Agent is required to vote and/or refer all proxies in accordance with these Adviser Procedures.  The Agent will retain a record of all proxy votes handled by the Agent.  Such record must reflect all the information required to be disclosed in a Fund’s Form N-PX pursuant to Rule 30b1-4 under the Investment Company Act.  In addition, the Agent is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to the Adviser upon request.

The Agent shall be instructed to vote all proxies in accordance with a Fund’s Guidelines, except as otherwise instructed through the Proxy Coordinator by the Adviser’s Proxy Group or a Fund’s Compliance Committee (“Committee”).

The Agent shall be instructed to obtain all proxies from the Funds’ custodians and to review each proxy proposal against the Guidelines.  The Agent also shall be requested to call the Proxy Coordinator’s attention to specific proxy proposals that although governed by the Guidelines appear to involve unusual or controversial issues.

Subject to the oversight of the Advisers, the Agent shall establish and maintain adequate internal controls and policies in connection with the provision of proxy voting services voting to the Advisers, including methods to reasonably ensure that its analysis and recommendations are not influenced by conflict of interest, and shall disclose such controls and policies to the Advisers when and as provided for herein.  Unless otherwise specified, references herein to recommendations of the Agent shall refer to those in which no conflict of interest has been identified.

C.                                     Proxy Group

The Adviser shall establish a Proxy Group (the “Group” or “Proxy Group”) which shall assist in the review of the Agent’s recommendations when a proxy voting issue is referred to the Group through the Proxy Coordinator.  The members of the Proxy Group, which may include employees of the Advisers’ affiliates, are identified in Appendix 1, as may be amended from time at the Advisers’ discretion.

A minimum of four (4) members of the Proxy Group (or three (3) if one member of the quorum is either the Fund’s Chief Investment Risk Officer or Chief Financial Officer) shall constitute a quorum for purposes of taking action at any meeting of the Group.  The vote of a simple majority of the members present and voting shall determine any matter submitted to a vote.  Tie votes shall be broken by securing the vote of members not present at the meeting; provided, however, that the Proxy Coordinator shall ensure compliance with all applicable voting and conflict of interest procedures and shall use best efforts to secure votes from all or as many absent members as may reasonably be accomplished.  The Proxy Group may meet in person or by telephone.  The Proxy Group also may take action via electronic mail in lieu of a meeting, provided that each Group member has received a copy of any relevant electronic mail transmissions circulated by each other participating Group member prior to voting and provided that the Proxy Coordinator follows the directions of a majority of a quorum (as defined above) responding via electronic mail.  For all votes taken in person or by telephone or teleconference, the vote shall be taken outside the presence of any person other than the members of the Proxy Group and such other persons whose attendance may be deemed appropriate by the Proxy Group from time to time in furtherance of its duties or the day-to-day administration of the Funds.  In its discretion, the Proxy Group may provide the Proxy Coordinator with standing instructions to perform responsibilities assigned herein to the Proxy Group, or activities in support thereof, on its behalf, provided that such instructions do not contravene any requirements of these Adviser Procedures or a Fund’s Procedures and Guidelines.

A meeting of the Proxy Group will be held whenever (1) the Proxy Coordinator receives a recommendation from an Investment Professional to vote a Fund’s proxy contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, (2) the Agent has made no recommendation with respect to a vote on a proposal, or (3) a matter requires case-by-case consideration, including those in which the Agent’s recommendation is deemed to be conflicted as provided for under these Adviser Procedures, provided that, if the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation and no issue of conflict must be considered, the Proxy Coordinator may implement the instructions without calling a meeting of the Proxy Group.

For each proposal referred to the Proxy Group, it will review (1) the relevant Procedures and Guidelines, (2) the recommendation of the Agent, if any, (3) the recommendation of the Investment Professional(s), if any, and (4) any other resources that any member of the Proxy Group deems appropriate to aid in a determination of a recommendation.

If the Proxy Group recommends that a Fund vote in accordance with the Procedures and Guidelines, or the recommendation of the Agent, where applicable, it shall instruct the Proxy Coordinator to so advise the Agent.

If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, or if the Agent’s recommendation on a matter requiring case-by-case consideration is deemed to be conflicted, it shall follow the procedures for such voting as established by a Fund’s Board.

The Proxy Coordinator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration.  In the event quorum requirements cannot be timely met in connection with to a voting deadline, the Proxy Coordinator shall follow the procedures for such voting as established by a Fund’s Board.

D.                                  Investment Professionals

The Funds’ Advisers, sub-advisers and/or portfolio managers (each referred to herein as an “Investment Professional” and collectively, “Investment Professionals”) may submit, or be asked to submit, a recommendation to the Proxy Group regarding the voting of proxies related to the portfolio securities over which they have day-to-day portfolio management responsibility.  The Investment Professionals may accompany their recommendation with any other research materials that they deem appropriate or with a request that the vote be deemed “material” in the context of the portfolio(s) they manage, such that lending activity on behalf of such portfolio(s) with respect to the relevant security should be reviewed by the Proxy Group and considered for recall and/or restriction.  Input from the relevant sub-advisers and/or portfolio managers shall be given primary consideration in the Proxy Group’s determination of whether a given proxy vote is to be deemed material and the associated security accordingly restricted from lending.  The determination that a vote is material in the context of a Fund’s portfolio shall not mean that such vote is considered material across all Funds voting that meeting.  In order to recall or restrict shares timely for material voting purposes, the Proxy Group shall use best efforts to consider, and when deemed appropriate, to act upon, such requests timely, and requests to review lending activity in connection with a potentially material vote may be initiated by any relevant Investment Professional and submitted for the Proxy Group’s consideration at any time.

III.                             VOTING PROCEDURES

A.                                   In all cases, the Adviser shall follow the voting procedures as set forth in the Procedures and Guidelines of the Fund on whose behalf the Adviser is exercising delegated authority to vote.

B.                                     Routine Matters

The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear “For,” “Against,” “Withhold” or “Abstain” on a proposal.  However, the Agent shall be directed to refer any proxy proposal to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear, it appears to involve unusual or controversial issues, or an Investment Professional recommends a vote contrary to the Guidelines.

C.                                   Matters Requiring Case-by-Case Consideration

The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted “case-by-case” consideration.

Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

Except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation, the Proxy Coordinator will forward the Agent’s analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent or any other source to the Proxy Group.  The Proxy Group may consult with the Agent and/or Investment Professional(s), as it deems necessary.

1.               Within-Guidelines Votes:  Votes in Accordance with a Fund’s Guidelines and/or, where applicable, Agent Recommendation

In the event the Proxy Group, and where applicable, any Investment Professional participating in the voting process, recommend a vote Within Guidelines, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in this manner.  Except as provided for herein, no Conflicts Report (as such term is defined herein) is required in connection with Within-Guidelines Votes.

2.               Non-Votes:  Votes in Which No Action is Taken

The Proxy Group may recommend that a Fund refrain from voting under circumstances including, but not limited to, the following:  (1) if the economic effect on shareholders’ interests or the value of the portfolio holding is indeterminable or insignificant, e.g., proxies in connection with fractional shares, securities no longer held in the portfolio of an ING Fund or proxies being considered on behalf of a Fund that is no longer in existence; or (2) if the cost of voting a proxy outweighs the benefits, e.g., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security.  In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy.  The Proxy Group may provide the Proxy Coordinator with standing instructions on parameters that would dictate a Non-Vote without the Proxy Group’s review of a specific proxy.  It is noted a Non-Vote determination would generally not be made in connection with voting rights received pursuant to class action participation; while a Fund may no longer hold the security, a continuing economic effect on shareholders’ interests is likely.

Reasonable efforts shall be made to secure and vote all other proxies for the Funds, but, particularly in markets in which shareholders’ rights are limited, Non-Votes may also occur in connection with a Fund’s related inability to timely access ballots or other proxy information in connection with its portfolio securities.

Non-Votes may also result in certain cases in which the Agent’s recommendation has been deemed to be conflicted, as provided for in the Funds’ Procedures.

3.               Out-of-Guidelines Votes:  Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent’s Recommendation is Conflicted

If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter requiring case-by-case consideration and the Procedures and Guidelines are silent, or the Agent’s recommendation on a matter requiring case-by-case consideration is deemed to be conflicted as provided for under these Adviser Procedures, the Proxy Coordinator will then implement the procedures for handling such votes as adopted by the Fund’s Board.

4.               The Proxy Coordinator will maintain a record of all proxy questions that have been referred to a Fund’s Compliance Committee, all applicable recommendations, analysis, research and Conflicts Reports.

IV.                               ASSESSMENT OF THE AGENT AND CONFLICTS OF INTEREST

In furtherance of the Advisers’ fiduciary duty to the Funds and their beneficial owners, the Advisers shall establish the following:

A.                                 Assessment of the Agent

The Advisers shall establish that the Agent (1) is independent from the Advisers, (2) has resources that indicate it can competently provide analysis of proxy issues and (3) can make recommendations in an impartial manner and in the best interests of the Funds and their beneficial owners.  The Advisers shall utilize, and the Agent shall comply with, such methods for establishing the foregoing as the Advisers may deem reasonably appropriate and shall do not less than annually as well as prior to engaging the services of any new proxy service.  The Agent shall also notify the Advisers in writing within fifteen (15) calendar days of any material change to information previously provided to an Adviser in connection with establishing the Agent’s independence, competence or impartiality.

Information provided in connection with assessment of the Agent shall be forwarded to a member of the mutual funds practice group of ING US Legal Services (“Counsel”) for review.  Counsel shall review such information and advise the Proxy Coordinator as to whether a material concern exists and if so, determine the most appropriate course of action to eliminate such concern.

B.                                   Conflicts of Interest

The Advisers shall establish and maintain procedures to identify and address conflicts that may arise from time to time concerning the Agent.  Upon the Advisers’ request, which shall be not less than annually, and within fifteen (15) calendar days of any material change to such information previously provided to an Adviser, the Agent shall provide the Advisers with such information as the Advisers deem reasonable and appropriate for use in determining material relationships of the Agent that may pose a conflict of interest with respect to the Agent’s proxy analysis or recommendations.  The Proxy Coordinator shall forward all such information to Counsel for review.  Counsel shall review such information and provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present.  Matters as to which a material conflict of interest is deemed to be present shall be handled as provided in the Fund’s Procedures and Guidelines.

In connection with their participation in the voting process for portfolio securities, each member of the Proxy Group, and each Investment Professional participating in the voting process, must act solely in the best interests of the beneficial owners of the applicable Fund.  The members of the Proxy Group may not subordinate the interests of the Fund’s beneficial owners to unrelated objectives, including taking steps to reasonably insulate the voting process from any conflict of interest that may exist in connection with the Agent’s services or utilization thereof.

For all matters for which the Proxy Group recommends an Out-of-Guidelines Vote, or for which a recommendation contrary to that of the Agent or the Guidelines has been received from an Investment Professional and is to be utilized, the Proxy Coordinator will implement the procedures for handling such votes as adopted by the Fund’s Board, including completion of such Conflicts Reports as may be required under the Fund’s Procedures.  Completed Conflicts Reports shall be provided to the Proxy Coordinator within two (2) business days.  Such Conflicts Report should describe any known conflicts of either a business or personal nature, and set forth any contacts with respect to the referral item with non-investment personnel in its organization or with outside parties (except for routine communications from proxy solicitors).  The Conflicts Report should also include written confirmation that any recommendation from an Investment Professional provided in connection with an Out-of-Guidelines Vote or under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

The Proxy Coordinator shall forward all Conflicts Reports to Counsel for review.  Counsel shall review each report and provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present.  Matters as to which a material conflict of interest is deemed to be present shall be handled as provided in the Fund’s Procedures and Guidelines.

V.                                   REPORTING AND RECORD RETENTION

The Adviser shall maintain the records required by Rule 204-2(c)(2), as may be amended from time to time, including the following: (1) A copy of each proxy statement received regarding a Fund’s portfolio securities.  Such proxy statements received from issuers are available either in the SEC’s EDGAR database or are kept by the Agent and are available upon request. (2) A record of each vote cast on behalf of a Fund. (3) A copy of any document created by the Adviser that was material to making a decision how to vote a proxy, or that memorializes the basis for that decision. (4) A copy of written requests for Fund proxy voting information and any written response thereto or to any oral request for information on how the Adviser voted proxies on behalf of a Fund.  All proxy voting materials and supporting documentation will be retained for a minimum of six (6) years.

APPENDIX 1

to the

Advisers’ Proxy Voting Procedures

Proxy Group for registered investment company clients of ING Investments, LLC, ING Investment Management Co. and Directed Services LLC:

Name	Title or Affiliation

Stanley D. Vyner	Chief Investment Risk Officer and Executive Vice President, ING Investments, LLC

Todd Modic	Senior Vice President, ING Funds Services, LLC and ING Investments, LLC; and Chief Financial Officer of the ING Funds

Maria Anderson	Vice President of Fund Compliance, ING Funds Services, LLC

Karla J. Bos	Proxy Coordinator for the ING Funds and Assistant Vice President — Special Projects, ING Funds Services, LLC

Julius A. Drelick III, CFA	Vice President, Platform Product Management and Project Management, ING Funds Services, LLC

Harley Eisner	Vice President of Financial Analysis, ING Funds Services, LLC

Theresa K. Kelety, Esq.	Senior Counsel, ING Americas US Legal Services

Effective as of January 1, 2008

EXHIBIT 3

to the

ING Funds
Proxy Voting Procedures

PROXY VOTING GUIDELINES OF THE ING FUNDS

I.                                        INTRODUCTION

The following is a statement of the Proxy Voting Guidelines (“Guidelines”) that have been adopted by the respective Boards of Directors or Trustees of each Fund.  Unless otherwise provided for herein, any defined term used herein shall have the meaning assigned to it in the Funds’ and Advisers’ Proxy Voting Procedures (the “Procedures”).

Proxies must be voted in the best interest of the Fund(s).  The Guidelines summarize the Funds’ positions on various issues of concern to investors, and give a general indication of how Fund portfolio securities will be voted on proposals dealing with particular issues.  The Guidelines are not exhaustive and do not include all potential voting issues.

The Advisers, in exercising their delegated authority, will abide by the Guidelines as outlined below with regard to the voting of proxies except as otherwise provided in the Procedures.  In voting proxies, the Advisers are guided by general fiduciary principles.  Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages.  The Advisers will not subordinate the interest of beneficial owners to unrelated objectives.  Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

II.                                    GUIDELINES

The following Guidelines are grouped according to the types of proposals generally presented to shareholders of U.S. issuers:  Board of Directors, Proxy Contests, Auditors, Proxy Contest Defenses, Tender Offer Defenses, Miscellaneous, Capital Structure, Executive and Director Compensation, State of Incorporation, Mergers and Corporate Restructurings, Mutual Fund Proxies, and Social and Environmental Issues.  An additional section addresses proposals most frequently found in global proxies.

General Policies

These Guidelines apply to securities of publicly traded companies and to those of privately held companies if publicly available disclosure permits such application.  All matters for which such disclosure is not available shall be considered CASE-BY-CASE.

It shall generally be the policy of the Funds to take no action on a proxy for which no Fund holds a position or otherwise maintains an economic interest in the relevant security at the time the vote is to be cast.

In all cases receiving CASE-BY-CASE consideration, including cases not specifically provided for under these Guidelines, unless otherwise provided for under these Guidelines, it shall generally be the policy of the Funds to vote in accordance with the recommendation provided by the Funds’ Agent, ISS Governance Services, a unit of RiskMetrics Group, Inc.

Unless otherwise provided for herein, it shall generally be the policy of the Funds to vote in accordance with the Agent’s recommendation in cases in which such recommendation aligns with the recommendation of the relevant issuer’s management or management has made no recommendation.  However, this policy shall not apply to CASE-BY-CASE proposals for which a contrary recommendation from the Investment Professional for the relevant Fund has been received and is to be utilized, provided that incorporation of any such recommendation shall be subject to the conflict of interest review process required under the Procedures.

Recommendations from the Investment Professionals, while not required under the Procedures, are likely to be considered with respect to proxies for private equity securities and/or proposals related to merger transactions/corporate restructurings, proxy contests, or unusual or controversial issues.  Such input shall be given primary consideration with respect to CASE-BY-CASE proposals being considered on behalf of the relevant Fund.

Except as otherwise provided for herein, it shall generally be the policy of the Funds not to support proposals that would impose a negative impact on existing rights of the Funds to the extent that any positive impact would not be deemed sufficient to outweigh removal or diminution of such rights.

The foregoing policies may be overridden in any case as provided for in the Procedures.  Similarly, the Procedures provide that proposals whose Guidelines prescribe a firm voting position may instead be considered on a CASE-BY-CASE basis in cases in which unusual or controversial circumstances so dictate.

Interpretation and application of these Guidelines is not intended to supersede any law, regulation, binding agreement or other legal requirement to which an issuer may be or become subject.  No proposal shall be supported whose implementation would contravene such requirements.

1.                                     The Board of Directors

Voting on Director Nominees in Uncontested Elections

Unless otherwise provided for herein, the Agent’s standards with respect to determining director independence shall apply.  These standards generally provide that, to be considered completely independent, a director shall have no material connection to the company other than the board seat.

Agreement with the Agent’s independence standards shall not dictate that a Fund’s vote shall be cast according to the Agent’s corresponding recommendation.  Votes on director nominees not subject to specific policies described herein should be made on a CASE-BY-CASE basis.

Where applicable and except as otherwise provided for herein, it shall be the policy of the Funds to lodge disagreement with an issuer’s policies or practices by withholding support from a proposal for the relevant policy or practice rather than the director nominee(s) to which the Agent assigns a correlation.  Support shall be withheld from culpable nominees as appropriate, but if they are not standing for election (e.g., the board is classified), support shall generally not be withheld from others in their stead.

If application of the policies described herein would result in withholding votes from the majority of independent outside directors sitting on a board, or removal of such directors is likely to negatively impact majority board independence, primary consideration shall be given to retention of such independent outside director nominees unless the concerns identified are of such grave nature as to merit removal of the independent directors.

Where applicable and except as otherwise provided for herein, generally DO NOT WITHHOLD support (or DO NOT VOTE AGAINST, pursuant to the applicable election standard) in connection with issues raised by the Agent if the nominee did not serve on the board or relevant committee during the majority of the time period relevant to the concerns cited by the Agent.

WITHHOLD support from a nominee who, during both of the most recent two years, attended less than 75 percent of the board and committee meetings without a valid reason for the absences.  DO NOT WITHHOLD support in connection with attendance issues for nominees who have served on the board for less than the two most recent years.

WITHHOLD support from a nominee in connection with poison pill or anti-takeover considerations (e.g., furtherance of measures serving to disenfranchise shareholders or failure to remove restrictive pill features or ensure pill expiration or submission to shareholders for vote) in cases for which culpability for implementation or renewal of the pill in such form can be specifically attributed to the nominee.

Provided that a nominee served on the board during the relevant time period, WITHHOLD support from a nominee who has failed to implement a shareholder proposal that was approved by (1) a majority of the issuer’s shares outstanding (most recent annual meeting) or (2) a majority of the votes cast for two consecutive years.  However, in the case of shareholder proposals seeking shareholder ratification of a poison pill, generally DO NOT WITHHOLD support from a nominee in such cases if the company has already implemented a policy that should reasonably prevent abusive use of the pill.

If a nominee has not acted upon negative votes (WITHHOLD or AGAINST, as applicable based on the issuer’s election standard) representing a majority of the votes cast at the previous annual meeting, consider such nominee on a CASE-BY-CASE basis.  Generally, vote FOR nominees when (1) the issue relevant to the majority negative vote has been adequately addressed or cured or (2) the Funds’ Guidelines or voting record do not support the relevant issue.

WITHHOLD support from inside directors or affiliated outside directors who sit on the audit committee.

DO NOT WITHHOLD support from inside directors or affiliated outside directors who sit on the nominating or compensation committee, provided that such committee meets the applicable independence requirements of the relevant listing exchange.

DO NOT WITHHOLD support from inside directors or affiliated outside directors if the full board serves as the compensation or nominating committee OR has not created one or both committees, provided that the issuer is in compliance with all provisions of the listing exchange in connection with performance of relevant functions (e.g., performance of relevant functions by a majority of independent directors in lieu of the formation of a separate committee).

Compensation Practices:

It shall generally be the policy of the Funds that matters of compensation are best determined by an independent board and compensation committee.  Votes on director nominees in connection with compensation practices should be considered on a CASE-BY-CASE basis, and generally:

(1)                      Where applicable and except as otherwise provided for herein, DO NOT WITHHOLD support from nominees who did not serve on the compensation committee, or board, as applicable based on the Agent’s analysis, during the majority of the time period relevant to the concerns cited by the Agent.

(2)                      In cases in which the Agent has identified a “pay for performance” disconnect, or internal pay disparity, as such issues are defined by the Agent, DO NOT WITHHOLD support from director nominees.

(3)                      If the Agent recommends withholding support from nominees in connection with overly liberal change in control provisions, including those lacking a double trigger, DO NOT WITHHOLD support from such nominees if mitigating provisions or board actions (e.g., clawbacks) are present.

(4)                      If the Agent recommends withholding support from nominees in connection with their failure to seek a shareholder vote on plans to reprice, replace or exchange options, generally WITHHOLD support from such nominees.

(5)                      If the Agent recommends withholding support from nominees that have approved compensation that is ineligible for tax benefits to the company (e.g., under Section 162(m) of OBRA), DO NOT WITHHOLD support from such nominees if the company has provided adequate rationale or disclosure or the plan itself is being put to shareholder vote at the same meeting.  If the plan is up for vote, the provisions under Section 8., OBRA-Related Compensation Proposals, shall apply.

(6)                      If the Agent recommends withholding support from nominees in connection with executive compensation practices related to tax gross-ups, perquisites, provisions related to retention or recruitment, including contract length or renewal provisions, “guaranteed” awards, pensions/SERPs, severance or termination arrangements, vote FOR such nominees if the issuer has provided adequate rationale and/or disclosure, factoring in any overall adjustments or reductions to the compensation package at issue.  Generally DO NOT WITHHOLD support solely due to such practices if the total compensation appears reasonable, but consider on a CASE-BY-CASE basis compensation packages representing a combination of such provisions and deemed by the Agent to be excessive.

(7)       If the Agent has raised issues of options backdating, consider members of the compensation committee, or board, as applicable, as well as company executives nominated as directors, on a CASE-BY-CASE basis.

(8)       If the Agent has raised other considerations regarding poor compensation practices, consider nominees on a CASE-BY-CASE basis.

Accounting Practices:

(1)       Generally, vote FOR independent outside director nominees serving on the audit committee.

(2)       Where applicable and except as otherwise provided for herein, generally DO NOT WITHHOLD support from nominees serving on the audit committee who did not serve on that committee during the majority of the time period relevant to the concerns cited by the Agent.

(3)       If the Agent has raised concerns regarding poor accounting practices, consider the company’s CEO and CFO, if nominated as directors, and nominees serving on the audit committee on a CASE-BY-CASE basis.

(4)       If total non-audit fees exceed the total of audit fees, audit-related fees and tax compliance and preparation fees, the provisions under Section 3., Auditor Ratification, shall apply.

Board Independence:

It shall generally be the policy of the Funds that a board should be majority independent and therefore to consider inside director or affiliated outside director nominees in cases in which the full board is not majority independent on a CASE-BY-CASE basis.  Generally:

(1)       WITHHOLD support from the fewest directors whose removal would achieve majority independence across the remaining board, except that support may be withheld from additional nominees whose relative level of independence cannot be differentiated.

(2)       WITHHOLD support from all non-independent nominees, including the founder, chairman or CEO, if the number required to achieve majority independence is equal to or greater than the number of non-independent nominees.

(3)       Except as provided above, vote FOR non-independent nominees in the role of CEO, and when appropriate, founder or chairman, and determine support for other non-independent nominees based on the qualifications and contributions of the nominee as well as the Funds’ voting precedent for assessing relative independence to management, e.g., insiders holding senior executive positions are deemed less independent than affiliated outsiders with a transactional or advisory relationship to the company, and affiliated outsiders with a material transactional or advisory relationship are deemed less independent than those with lesser relationships.

(4)       Non-voting directors (e.g., director emeritus or advisory director) shall be excluded from calculations with respect to majority board independence.

(5)       When conditions contributing to a lack of majority independence remain substantially similar to those in the previous year, it shall generally be the policy of the Funds to vote on nominees in a manner consistent with votes cast by the Fund(s) in the previous year.

Generally vote FOR nominees without regard to “over-boarding” issues raised by the Agent unless other concerns requiring CASE-BY-CASE consideration have been raised.

Generally, when the Agent recommends withholding support due to assessment that a nominee acted in bad faith or against shareholder interests in connection with a major transaction, such as a merger or acquisition, consider on a CASE-BY-CASE basis, factoring in the merits of the nominee’s performance and rationale and disclosure provided.

Performance Test for Directors

Consider nominees failing the Agent’s performance test, which includes market-based and operating performance measures, on a CASE-BY-CASE basis.  Input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to such proposals.

Proposals Regarding Board Composition or Board Service

Generally, except as otherwise provided for herein, vote AGAINST shareholder proposals to impose new board structures or policies, including those requiring that the positions of chairman and CEO be held separately, except support proposals in connection with a binding agreement or other legal requirement to which an issuer has or reasonably may expect to become subject, and consider such proposals on a CASE-BY-CASE basis if the board is not majority independent or pervasive corporate governance concerns have been identified.  Generally, except as otherwise provided for herein, vote FOR management proposals to adopt or amend board structures or policies, except consider such proposals on a CASE-BY-CASE basis if the board is not majority independent, pervasive corporate governance concerns have been identified, or the proposal may result in a material reduction in shareholders’ rights.

Generally, vote AGAINST shareholder proposals asking that more than a simple majority of directors be independent.

Generally, vote AGAINST shareholder proposals asking that board compensation and/or nominating committees be composed exclusively of independent directors.

Generally, vote AGAINST shareholder proposals to limit the number of public company boards on which a director may serve.

Generally, vote AGAINST shareholder proposals that seek to redefine director independence or directors’ specific roles (e.g., responsibilities of the lead director).

Generally, vote AGAINST shareholder proposals requesting creation of additional board committees or offices, except as otherwise provided for herein.

Generally, vote FOR shareholder proposals that seek creation of an audit, compensation or nominating committee of the board, unless the committee in question is already in existence or the issuer has availed itself of an applicable exemption of the listing exchange (e.g., performance of relevant functions by a majority of independent directors in lieu of the formation of a separate committee).

Generally, vote AGAINST shareholder proposals to limit the tenure of outside directors or impose a mandatory retirement age for outside directors (unless the proposal seeks to relax existing standards), but generally DO NOT VOTE AGAINST management proposals in this regard.

Stock Ownership Requirements

Generally, vote AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

Director and Officer Indemnification and Liability Protection

Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard.  Vote AGAINST proposals to limit or eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care.  Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.  Vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if:

(1)       The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and

(2)       Only if the director’s legal expenses would be covered.

2.             Proxy Contests

These proposals should generally be analyzed on a CASE-BY-CASE basis.  Input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to proposals in connection with proxy contests being considered on behalf of that Fund.

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis.

Reimburse Proxy Solicitation Expenses

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis.

3.             Auditors

Ratifying Auditors

Generally, except in cases of poor accounting practices or high non-audit fees, vote FOR management proposals to ratify auditors.  Consider management proposals to ratify auditors on a CASE-BY-CASE basis if the Agent cites poor accounting practices.  If fees for non-audit services exceed 50 percent of total auditor fees as described below, consider on a CASE-BY-CASE basis, voting AGAINST management proposals to ratify auditors only if concerns exist that remuneration for the non-audit work is so lucrative as to taint the auditor’s independence.  For purposes of this review, fees deemed to be reasonable, generally non-recurring, exceptions to the non-audit fee category (e.g., those related to an IPO) shall be excluded.  If independence concerns exist or an issuer has a history of questionable accounting practices, also vote FOR shareholder proposals asking the issuer to present its auditor annually for ratification, but in other cases generally vote AGAINST.

Auditor Independence

Generally, consider shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services) on a CASE-BY-CASE basis.

Audit Firm Rotation:

Generally, vote AGAINST shareholder proposals asking for mandatory audit firm rotation.

4.             Proxy Contest Defenses

Board Structure: Staggered vs. Annual Elections

Generally, vote AGAINST proposals to classify the board or otherwise restrict shareholders’ ability to vote upon directors.

Generally, vote FOR proposals to repeal classified boards and to elect all directors annually.

Shareholder Ability to Remove Directors

Generally, vote AGAINST proposals that provide that directors may be removed only for cause.

Generally, vote FOR proposals to restore shareholder ability to remove directors with or without cause.

Generally, vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Generally, vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

Cumulative Voting

If the company maintains a classified board of directors, generally, vote AGAINST management proposals to eliminate cumulative voting, except that such proposals may be supported irrespective of classification in furtherance of an issuer’s plan to adopt a majority voting standard.

In cases in which the company maintains a classified board of directors, generally vote FOR shareholder proposals to restore or permit cumulative voting.

Time-Phased Voting

Generally, vote AGAINST proposals to implement, and FOR proposals to eliminate, time-phased or other forms of voting that do not promote a one share, one vote standard.

Shareholder Ability to Call Special Meetings

Generally, vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Generally, vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Shareholder Ability to Act by Written Consent

Generally, vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Generally, vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Alter the Size of the Board

Generally, vote FOR proposals that seek to fix the size of the board or designate a range for its size.

Generally, vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

5.             Tender Offer Defenses

Poison Pills

Generally, vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification, or to redeem its pill in lieu thereof, unless (1) shareholders have approved adoption of the plan, (2) a policy has already been implemented by the company that should reasonably prevent abusive use of the pill, or (3) the board had determined that it was in the best interest of shareholders to adopt a pill without delay, provided that such plan would be put to shareholder vote within twelve months of adoption or expire, and if not approved by a majority of the votes cast, would immediately terminate.

Review on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill.

Review on a CASE-BY-CASE basis management proposals to approve or ratify a poison pill or any plan that can reasonably be construed as an anti-takeover measure, with voting decisions generally based on the Agent’s approach to evaluating such proposals, considering factors such as rationale, trigger level and sunset provisions.  Votes will generally be cast in a manner that seeks to preserve shareholder value and the right to consider a valid offer, voting AGAINST management proposals in connection with poison pills or anti-takeover activities that do not meet the Agent’s standards.

Fair Price Provisions

Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Greenmail

Generally, vote FOR proposals to adopt antigreenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Review on a CASE-BY-CASE basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

Pale Greenmail

Review on a CASE-BY-CASE basis restructuring plans that involve the payment of pale greenmail.

Unequal Voting Rights

Generally, vote AGAINST dual-class exchange offers.

Generally, vote AGAINST dual-class recapitalizations.

Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

Generally, vote AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments or other key proposals.

Generally, vote FOR shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments, unless the proposal also asks the issuer to mount a solicitation campaign or similar form of comprehensive commitment to obtain passage of the proposal.

Supermajority Shareholder Vote Requirement to Approve Mergers

Generally, vote AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

Generally, vote FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

White Squire Placements

Generally, vote FOR shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.

6.             Miscellaneous

Amendments to Corporate Documents

Except to align with legislative or regulatory changes or when support is recommended by the Agent or Investment Professional (including, for example, as a condition to a major transaction such as a merger), generally, vote AGAINST proposals seeking to remove shareholder approval requirements or otherwise remove or diminish shareholder rights, e.g., by (1) adding restrictive provisions, (2) removing provisions or moving them to portions of the charter not requiring shareholder approval, or (3) in corporate structures such as holding companies, removing provisions in an active subsidiary’s charter that provide voting rights to parent company shareholders.  This policy would also generally apply to proposals seeking approval of corporate agreements or amendments to such agreements that the Agent recommends AGAINST because a similar reduction in shareholder rights is requested.

Generally, vote AGAINST proposals for charter amendments that may support board entrenchment or may be used as an anti-takeover device, particularly if the proposal is bundled or the board is classified.

Generally, vote FOR proposals seeking charter or bylaw amendments to remove anti-takeover provisions.

Consider proposals seeking charter or bylaw amendments not addressed under these Guidelines on a CASE-BY-CASE basis.

Confidential Voting

Generally, vote FOR shareholder proposals that request companies to adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows:

•      In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy.

•      If the dissidents agree, the policy remains in place.

•      If the dissidents do not agree, the confidential voting policy is waived.

Generally, vote FOR management proposals to adopt confidential voting.

Proxy Access

Consider on a CASE-BY-CASE basis shareholder proposals seeking access to management’s proxy material in order to nominate their own candidates to the board.

Majority Voting Standard

Except as otherwise provided for herein, it shall generally be the policy of the Funds to extend discretion to issuers to determine when it may be appropriate to adopt a majority voting standard.  Generally, vote FOR management proposals, irrespective of whether the proposal contains a plurality carve-out for contested elections, but AGAINST shareholder proposals unless also supported by management, seeking election of directors by the affirmative vote of the majority of votes cast in connection with a meeting of shareholders, including amendments to corporate documents or other actions in furtherance of such standard, and provided such standard when supported does not conflict with state law in which the company is incorporated.  For issuers with a history of board malfeasance or pervasive corporate governance concerns, consider such proposals on a CASE-BY-CASE basis.

Bundled Proposals

Except as otherwise provided for herein, review on a CASE-BY-CASE basis bundled or “conditioned” proxy proposals, generally voting AGAINST bundled proposals containing one or more items not supported under these Guidelines if the Agent or an Investment Professional deems the negative impact, on balance, to outweigh any positive impact.

Shareholder Advisory Committees

Review on a CASE-BY-CASE basis proposals to establish a shareholder advisory committee.

Reimburse Shareholder for Expenses Incurred

Voting to reimburse expenses incurred in connection with shareholder proposals should be analyzed on a CASE-BY-CASE basis.

Other Business

In connection with proxies of U.S. issuers, generally vote FOR management proposals for Other Business, except in connection with a proxy contest in which a Fund is not voting in support of management.

Quorum Requirements

Review on a CASE-BY-CASE basis proposals to lower quorum requirements for shareholder meetings below a majority of the shares outstanding.

Advance Notice for Shareholder Proposals

Generally, vote FOR management proposals related to advance notice period requirements, provided that the period requested is in accordance with applicable law and no material governance concerns have been identified in connection with the issuer.

Multiple Proposals

Multiple proposals of a similar nature presented as options to the course of action favored by management may all be voted FOR, provided that support for a single proposal is not operationally required, no one proposal is deemed superior in the interest of the Fund(s), and each proposal would otherwise be supported under these Guidelines.

7.             Capital Structure

Analyze on a CASE-BY-CASE basis.

Common Stock Authorization

Review proposals to increase the number of shares of common stock authorized for issue on a CASE-BY-CASE basis.  Except where otherwise indicated, the Agent’s proprietary approach, utilizing quantitative criteria (e.g., dilution, peer group comparison, company performance and history) to determine appropriate thresholds and, for requests marginally above such allowable threshold, a qualitative review (e.g., rationale and prudent historical usage), will generally be utilized in evaluating such proposals.

•      Generally vote FOR proposals to authorize capital increases within the Agent’s allowable thresholds or those in excess but meeting Agent’s qualitative standards, but consider on a CASE-BY-CASE basis those requests failing the Agent’s review for proposals in connection with which a contrary recommendation from the Investment Professional(s) has been received and is to be utilized (e.g., in support of a merger or acquisition proposal).

•      Generally vote FOR proposals to authorize capital increases within the Agent’s allowable thresholds or those in excess but meeting Agent’s qualitative standards, unless the company states that the stock may be used as a takeover defense.  In those cases, consider on a CASE-BY-CASE basis if a contrary recommendation from the Investment Professional(s) has been received and is to be utilized.

•      Generally vote FOR proposals to authorize capital increases exceeding the Agent’s thresholds when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

•      Generally, vote AGAINST proposals to increase the number of authorized shares of a class of stock if the issuance which the increase is intended to service is not supported under these Guidelines.

•      Generally, vote AGAINST nonspecific proposals authorizing excessive discretion to a board, as assessed by the Agent.

•      Consider management proposals to make changes to the capital structure not otherwise addressed under these Guidelines CASE-BY-CASE, generally voting with the Agent’s recommendation unless a contrary recommendation has been received from the Investment Professional for the relevant Fund and is to be utilized.

Dual Class Capital Structures

Generally, vote AGAINST proposals to increase the number of authorized shares of the class of stock that has superior voting rights in companies that have dual class capital structures, but consider CASE-BY-CASE if (1) bundled with favorable proposal(s), (2) approval of such proposal(s) is a condition of such favorable proposal(s), or (3) part of a recapitalization for which support is recommended by the Agent or an Investment Professional.

Generally, vote AGAINST management proposals to create or perpetuate dual class capital structures with unequal voting rights, and vote FOR shareholder proposals to eliminate them, in cases in which the relevant Fund owns the class with inferior voting rights, but generally vote FOR management proposals and AGAINST shareholder proposals in cases in which the relevant Fund owns the class with superior voting rights.  Consider CASE-BY-CASE if bundled with favorable proposal(s), (2) approval of such proposal(s) is a condition of such favorable proposal(s), or (3) part of a recapitalization for which support is recommended by the Agent or an Investment Professional.

Consider management proposals to eliminate or make changes to dual class capital structures CASE-BY-CASE, generally voting with the Agent’s recommendation unless a contrary recommendation has been received from the Investment Professional for the relevant Fund and is to be utilized.

Stock Distributions: Splits and Dividends

Generally, vote FOR management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares falls within the Agent’s allowable thresholds, but consider on a CASE-BY-CASE basis those proposals exceeding the Agent’s threshold for proposals in connection with which a contrary recommendation from the Investment Professional(s) has been received and is to be utilized.

Reverse Stock Splits

Consider on a CASE-BY-CASE basis management proposals to implement a reverse stock split.  In the event the split constitutes a capital increase effectively exceeding the Agent’s allowable threshold because the request does not proportionately reduce the number of shares authorized, vote FOR the split if management has provided adequate rationale and/or disclosure.

Preferred Stock

Generally, vote AGAINST proposals authorizing the issuance of preferred stock or creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock), but vote FOR if the Agent or an Investment Professional so recommends because the issuance is required to effect a merger or acquisition proposal.

Generally, vote FOR proposals to issue or create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense.  Generally vote AGAINST in cases where the company expressly states that, or fails to disclose whether, the stock may be used as a takeover defense, but vote FOR if the Agent or an Investment Professional so recommends because the issuance is required to address special circumstances such as a merger or acquisition.

Generally, vote FOR proposals to authorize or issue preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

Shareholder Proposals Regarding Blank Check Preferred Stock

Generally, vote FOR shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

Adjustments to Par Value of Common Stock

Generally, vote FOR management proposals to reduce the par value of common stock.

Preemptive Rights

Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights or management proposals that seek to eliminate them.  In evaluating proposals on preemptive rights, consider the size of a company and the characteristics of its shareholder base.

Debt Restructurings

Review on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan.

Share Repurchase Programs

Generally, vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms, but vote AGAINST plans with terms favoring selected, non-Fund parties.

Generally, vote FOR management proposals to cancel repurchased shares.

Generally, vote AGAINST proposals for share repurchase methods lacking adequate risk mitigation or exceeding appropriate volume or duration parameters for the market as assessed by the Agent.

Tracking Stock

Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis.

8.             Executive and Director Compensation

Except as otherwise provided for herein, votes with respect to compensation and employee benefit plans should be determined on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such plans, which includes determination of costs and comparison to an allowable cap.

•      Generally, vote in accordance with the Agent’s recommendations FOR equity-based plans with costs within such cap and AGAINST those with costs in excess of it, except that plans above the cap may be supported if so recommended by the Agent or Investment Professional as a condition to a major transaction such as a merger.

•      Generally, vote AGAINST plans if the Agent suggests cost or dilution assessment may not be possible due to the method of disclosing shares allocated to the plan(s), except that such concerns arising in connection with evergreen provisions shall be considered CASE-BY-CASE, voted FOR if the company has provided a reasonable rationale and/or adequate disclosure regarding the plan as a whole.

•      Generally, vote FOR plans with costs within the cap if the primary considerations raised by the Agent pertain to matters that would not result in a negative vote under these

Guidelines on the relevant board or committee member(s), or equity compensation burn rate or pay for performance as defined by Agent.

•                  Generally, vote AGAINST plans administered by potential grant recipients.

•                  Generally, vote AGAINST proposals to eliminate existing shareholder approval requirements for plan changes assessed as material by the Agent, unless the company has provided a reasonable rationale and/or adequate disclosure regarding the requested changes.

•                  Consider plans CASE-BY-CASE if the Agent raises other considerations not otherwise provided for herein.

Restricted Stock or Stock Option Plans

Consider proposals for restricted stock or stock option plans, or the issuance of shares in connection with such plans, on a CASE-BY-CASE basis, considering factors such as level of disclosure and adequacy of vesting or performance requirements.  Plans that do not meet the Agent’s criteria in this regard may be supported, but vote AGAINST if no disclosure is provided regarding either vesting or performance requirements.

Management Proposals Seeking Approval to Reprice Options

Review on a CASE-BY-CASE basis management proposals seeking approval to reprice, replace or exchange options, considering factors such as rationale, historic trading patterns, value-for-value exchange, vesting periods and replacement option terms.  Generally, vote FOR proposals that meet the Agent’s criteria for acceptable repricing, replacement or exchange transactions, except that considerations raised by the Agent regarding burn rate or executive participation shall not be grounds for withholding support.

Vote AGAINST compensation plans that (1) permit or may permit (e.g., history of repricing and no express prohibition against future repricing) repricing of stock options, or any form or alternative to repricing, without shareholder approval, (2) include provisions that permit repricing, replacement or exchange transactions that do not meet the Agent’s criteria (except regarding burn rate or executive participation as noted above), or (3) give the board sole discretion to approve option repricing, replacement or exchange programs.

Director Compensation

Votes on stock-based plans for directors are made on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s quantitative approach described above as well as a review of qualitative features of the plan in cases in which costs exceed the Agent’s threshold.  DO NOT VOTE AGAINST plans for which burn rate is the sole consideration raised by the Agent.

Employee Stock Purchase Plans

Votes on employee stock purchase plans, and capital issuances in support of such plans, should be made on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such plans, except that negative recommendations by the Agent due to evergreen provisions will be reviewed CASE-BY-CASE, voted FOR if the company has provided a reasonable rationale and/or adequate disclosure regarding the plan as a whole.

OBRA-Related Compensation Proposals

Votes on plans intended to qualify for favorable tax treatment under the provisions of Section 162(m) of OBRA should be evaluated irrespective of the Agent’s assessment of board independence, provided that the board meets the independence requirements of the relevant listing exchange and no potential recipient under the plan(s) sits on the committee that exercises discretion over the related compensation awards.  Unless the issuer has provided a compelling rationale, generally vote with the Agent’s recommendations AGAINST plans that deliver excessive compensation that fails to qualify for favorable tax treatment.

Amendments that Place a Cap on Annual Grants or Amend Administrative Features

Generally, vote FOR plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

Amendments to Add Performance-Based Goals

Generally, vote FOR amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

Amendments to Increase Shares and Retain Tax Deductions Under OBRA

Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a CASE-BY-CASE basis, generally voting FOR such plans that do not raise any negative concerns under these Guidelines.

Approval of Cash or Cash-and-Stock Bonus Plans

Generally, vote FOR cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA, with primary consideration given to management’s assessment that such plan meets the requirements for exemption of performance-based compensation.

Shareholder Proposals Regarding Executive and Director Pay

Regarding the remuneration of individuals other than senior executives and directors, generally, vote AGAINST shareholder proposals that seek to expand or restrict disclosure or require shareholder approval beyond regulatory requirements and market practice.  Vote AGAINST shareholder proposals that seek disclosure of executive or director compensation if providing it would be out of step with market practice and potentially disruptive to the business.

Unless evidence exists of abuse in historical compensation practices, and except as otherwise provided for herein, generally vote AGAINST shareholder proposals that seek to impose new compensation structures or policies, such as “claw back” recoupments or advisory votes.

Severance and Termination Payments

Generally, vote FOR shareholder proposals to have parachute arrangements submitted for shareholder ratification (with “parachutes” defined as compensation arrangements related to termination that specify change in control events) and provided that the proposal does not include unduly restrictive or arbitrary provisions such as advance approval requirements.

Generally vote AGAINST shareholder proposals to submit executive severance agreements for shareholder ratification, unless such proposals specify change in control events, Supplemental Executive Retirement Plans, or deferred executive compensation plans, or ratification is required by the listing exchange.

Review on a CASE-BY-CASE basis all proposals to approve, ratify or cancel executive severance or termination arrangements, including those related to executive recruitment or retention, generally voting FOR such compensation arrangements if the issuer has provided adequate rationale and/or disclosure or support is recommended by the Agent or Investment Professional (e.g., as a condition to a major transaction such as a merger).  However, vote in accordance with the Agent’s recommendations FOR new or materially amended plans, contracts or payments that require change in control provisions to be double-triggered and defined to require an actual change in control, except that plans, contracts or payments not meeting such standards may be supported if mitigating provisions or board actions (e.g., clawbacks) are present.

Employee Stock Ownership Plans (ESOPs)

Generally, vote FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than five percent of outstanding shares).

401(k) Employee Benefit Plans

Generally, vote FOR proposals to implement a 401(k) savings plan for employees.

Holding Periods

Generally, vote AGAINST proposals requiring mandatory periods for officers and directors to hold company stock.

Advisory Votes on Executive Compensation

Generally, management proposals seeking ratification of the company’s compensation program will be voted FOR unless the program includes practices or features not supported under these Guidelines and the proposal receives a negative recommendation from the Agent.  Unless otherwise provided for herein, proposals not receiving the Agent’s support due to concerns regarding severance/termination payments, incentive structures or vesting or performance criteria not otherwise supported by these Guidelines will be considered on a CASE-BY-CASE basis, generally voted FOR if the company has provided a reasonable rationale and/or adequate disclosure regarding the matter(s) under consideration.

9.             State of Incorporation

Voting on State Takeover Statutes

Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

Voting on Reincorporation Proposals

Proposals to change a company’s state of incorporation should be examined on a CASE-BY-CASE basis, generally supporting management proposals not assessed by the Agent as a potential takeover defense, but if so assessed, weighing management’s rationale for the change.  Generally, vote FOR management reincorporation proposals upon which another key proposal, such as a merger transaction, is contingent if the other key proposal is also supported.  Generally, vote AGAINST shareholder reincorporation proposals not also supported by the company.

10.          Mergers and Corporate Restructurings

Input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to proposals regarding business combinations, particularly those between otherwise unaffiliated parties, or other corporate restructurings being considered on behalf of that Fund.

Generally, vote FOR a proposal not typically supported under these Guidelines if a key proposal, such as a merger transaction, is contingent upon its support and a vote FOR is accordingly recommended by the Agent or an Investment Professional.

Mergers and Acquisitions

Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis.

Corporate Restructuring

Votes on corporate restructuring proposals, including demergers, minority squeezeouts, leveraged buyouts, spinoffs, liquidations, dispositions, divestitures and asset sales, should be considered on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such proposals.

Adjournment

Generally, vote FOR proposals to adjourn a meeting to provide additional time for vote solicitation when the primary proposal is also voted FOR.

Appraisal Rights

Generally, vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

Changing Corporate Name

Generally, vote FOR changing the corporate name.

11.          Mutual Fund Proxies

Election of Directors

Vote the election of directors on a CASE-BY-CASE basis.

Converting Closed-end Fund to Open-end Fund

Vote conversion proposals on a CASE-BY-CASE basis.

Proxy Contests

Vote proxy contests on a CASE-BY-CASE basis.

Investment Advisory Agreements

Vote the investment advisory agreements on a CASE-BY-CASE basis.

Approving New Classes or Series of Shares

Generally, vote FOR the establishment of new classes or series of shares.

Preferred Stock Proposals

Vote the authorization for or increase in preferred shares on a CASE-BY-CASE basis.

1940 Act Policies

Vote these proposals on a CASE-BY-CASE basis.

Changing a Fundamental Restriction to a Nonfundamental Restriction

Vote these proposals on a CASE-BY-CASE basis.

Change Fundamental Investment Objective to Nonfundamental

Generally, consider proposals to change a fund’s fundamental investment objective to nonfundamental on a CASE-BY-CASE basis.

Name Rule Proposals

Vote these proposals on a CASE-BY-CASE basis.

Disposition of Assets/Termination/Liquidation

Vote these proposals on a CASE-BY-CASE basis.

Changes to the Charter Document

Vote changes to the charter document on a CASE-BY-CASE basis.

Changing the Domicile of a Fund

Vote reincorporations on a CASE-BY-CASE basis.

Change in Fund’s Subclassification

Vote these proposals on a CASE-BY-CASE basis.

Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder Approval

Generally, vote FOR these proposals.

Distribution Agreements

Vote these proposals on a CASE-BY-CASE basis.

Master-Feeder Structure

Generally, vote FOR the establishment of a master-feeder structure.

Mergers

Vote merger proposals on a CASE-BY-CASE basis.

Establish Director Ownership Requirement

Generally, vote AGAINST shareholder proposals for the establishment of a director ownership requirement.

Reimburse Shareholder for Expenses Incurred

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis.

Terminate the Investment Advisor

Vote to terminate the investment advisor on a CASE-BY-CASE basis.

12.          Social and Environmental Issues

These issues cover a wide range of topics.  In general, unless otherwise specified herein, vote CASE-BY-CASE.  While a wide variety of factors may go into each analysis, the overall principle guiding all vote recommendations focuses on how or whether the proposal will enhance the economic value of the company.  Because a company’s board is likely to have access to relevant, non-public information regarding a company’s business, such proposals will generally be voted in a manner intended to give the board (rather than shareholders) latitude to set corporate policy and oversee management.

Absent concurring support from the issuer, compelling evidence of abuse, significant public controversy or litigation, the issuer’s significant history of relevant violations; or activities not in step with market practice or regulatory requirements, or unless provided for otherwise herein, generally vote AGAINST shareholder proposals seeking to dictate corporate conduct, apply existing law, duplicate policies already substantially in place and/or addressed by the issuer, or release information that would not help a shareholder evaluate an investment in the corporation as an economic matter.  Such proposals would generally include those seeking preparation of reports and/or implementation or additional disclosure of corporate policies related to issues such as consumer and public safety, environment and energy, labor standards and human rights, military business and political concerns, workplace diversity and non-discrimination, sustainability, social issues, vendor activities, economic risk or matters of science and engineering.

13.                               Global Proxies

The foregoing Guidelines provided in connection with proxies of U.S. issuers shall also be applied to global proxies where applicable and not provided for otherwise herein.  The following provide for differing regulatory and legal requirements, market practices and political and economic systems existing in various global markets.

Unless otherwise provided for herein, it shall generally be the policy of the Funds to vote AGAINST global proxy proposals in cases in which the Agent recommends voting AGAINST such proposal because relevant disclosure by the issuer, or the time provided for consideration of such disclosure, is inadequate.  For purposes of these global Guidelines, “AGAINST” shall mean withholding of support for a proposal, resulting in submission of a vote of AGAINST or ABSTAIN, as appropriate for the given market and level of concern raised by the Agent regarding the issue or lack of disclosure or time provided.

In connection with practices described herein that are associated with a firm AGAINST vote, it shall generally be the policy of the Funds to consider them on a CASE-BY-CASE basis if the Agent recommends their support (1) as the issuer or market transitions to better practices (e.g., having committed to new regulations or governance codes) or (2) as the more favorable choice in cases in which shareholders must choose between alternate proposals.

Routine Management Proposals

Generally, vote FOR the following and other similar routine management proposals:

•                  the opening of the shareholder meeting

•                  that the meeting has been convened under local regulatory requirements

•                  the presence of quorum

•                  the agenda for the shareholder meeting

•                  the election of the chair of the meeting

•                  the appointment of shareholders to co-sign the minutes of the meeting

•                  regulatory filings (e.g., to effect approved share issuances)

•                  the designation of inspector or shareholder representative(s) of minutes of meeting

•                  the designation of two shareholders to approve and sign minutes of meeting

•                  the allowance of questions

•                  the publication of minutes

•                  the closing of the shareholder meeting

Discharge of Management/Supervisory Board Members

Generally, vote FOR management proposals seeking the discharge of management and supervisory board members, unless the Agent recommends AGAINST due to concern about the past actions of the company’s auditors or directors or legal action is being taken against the board by other shareholders, including when the proposal is bundled.

Director Elections

Unless otherwise provided for herein, the Agent’s standards with respect to determining director independence shall apply.  These standards generally provide that, to be considered completely independent, a director shall have no material connection to the company other than the board seat.

Agreement with the Agent’s independence standards shall not dictate that a Fund’s vote shall be cast according to the Agent’s corresponding recommendation.  Further, unless otherwise provided for herein, the application of Guidelines in connection with such standards shall apply only in cases in which the nominee’s level of independence can be ascertained based on available disclosure.  These policies generally apply to director nominees in uncontested elections; votes in contested elections, and votes on director nominees not subject to policies described herein, should be made on a CASE-BY-CASE basis, with primary consideration in contested elections given to input from the Investment Professional(s) for a given Fund.

For issuers domiciled in Canada, Finland, France, Ireland, the Netherlands, Sweden or tax haven markets, generally vote AGAINST non-independent directors in cases in which the full board serves as the audit committee, or the company does not have an audit committee.

For issuers in all markets, including those in tax haven markets and those in Japan that have adopted the U.S.-style board-with-committees structure, vote AGAINST non-independent nominees to the audit committee, or, if the slate of nominees is bundled, vote AGAINST the slate.  If the slate is bundled and audit committee membership is unclear or proposed as a separate agenda item, vote FOR if the Agent otherwise recommends support.  For Canadian issuers, the Funds’ U.S. Guidelines with respect to audit committees shall apply.

In tax haven markets, DO NOT VOTE AGAINST non-independent directors in cases in which the full board serves as the compensation committee, or the company does not have a compensation committee.

DO NOT VOTE AGAINST non-independent directors who sit on the compensation or nominating committees, provided that such committees meet the applicable independence requirements of the relevant listing exchange.

In cases in which committee membership is unclear, consider non-independent director nominees on a CASE-BY-CASE basis if no other issues have been raised in connection with his/her nomination.

Generally follow Agent’s recommendations to vote AGAINST individuals nominated as outside/non-executive directors who do not meet the Agent’s standard for independence, unless the slate of nominees is bundled, in which case the proposal(s) to elect board members shall be considered on a CASE-BY-CASE basis.

For issuers in tax haven markets, generally withhold support (AGAINST or ABSTAIN, as appropriate) from bundled slates of nominees if the board is non-majority independent.  For issuers in Canada and other global markets, generally follow the Agent’s standards for withholding support from bundled slates or non-independent directors (typically excluding the CEO), as applicable, if the board does not meet the Agent’s independence standards or the board’s independence cannot be ascertained due to inadequate disclosure.

Generally, withhold support (AGAINST or ABSTAIN, as appropriate) from nominees or slates of nominees presented in a manner not aligned with market practice and/or legislation, including:

•                  bundled slates of nominees (e.g., France, Hong Kong or Spain);

•                  simultaneous reappointment of retiring directors (e.g., South Africa);

•                  in markets with term lengths capped by legislation or market practice, nominees whose terms exceed the caps or are not disclosed (except that bundled slates with such lack of disclosure shall be considered on a CASE-BY-CASE basis); or

•                  nominees whose names are not disclosed in advance of the meeting (e.g., Austria, Philippines, Hong Kong or South Africa) or far enough in advance relative to voting deadlines (e.g., Italy) to make an informed voting decision.

Such criteria will not generally provide grounds for withholding support in countries in which they may be identified as best practice but such legislation or market practice is not yet applicable, unless specific governance shortfalls identified by the Agent dictate that less latitude should be extended to the issuer.

Generally vote FOR nominees without regard to recommendations that the position of chairman should be separate from that of CEO or otherwise required to be independent, unless other concerns requiring CASE-BY-CASE consideration have been raised.  The latter would include former CEOs proposed as board chairmen in markets such as the United Kingdom for which best practice and the Agent recommend against such practice.

In cases in which cumulative or net voting applies, generally vote with Agent’s recommendation to support nominees asserted by the issuer to be independent, even if independence disclosure or criteria fall short of Agent’s standards.

Consider nominees for whom the Agent has raised concerns regarding scandals or internal controls on a CASE-BY-CASE basis, generally withholding support (AGAINST or ABSTAIN, as appropriate) from nominees or slates of nominees when:

•                  the scandal or shortfall in controls took place at the company, or an affiliate, for which the nominee is being considered;

•                  culpability can be attributed to the nominee (e.g., nominee manages or audits relevant function), and

•                  the nominee has been directly implicated, with resulting arrest and criminal charge or regulatory sanction.

Consider non-independent nominees on a CASE-BY-CASE basis when the Agent has raised concerns regarding diminished shareholder value as evidenced by a significant drop in share price, generally voting with Agent’s recommendation AGAINST such nominees when few, if any, outside directors are present on the board and:

•                  the founding family has retained undue influence over the company despite a history of scandal or problematic controls;

•                  the nominees have engaged in protectionist activities such as introduction of a poison pill or preferential and/or dilutive share issuances; or

•                  evidence exists regarding compliance or accounting shortfalls.

For markets such as the tax havens, Australia, Canada, Hong Kong, Japan, Malaysia, Singapore and South Africa (and for outside directors in South Korea) in which nominees’ attendance records are adequately disclosed, the Funds’ U.S. Guidelines with respect to director attendance shall apply.  The same policy shall be applied regarding attendance by statutory auditors of Japanese companies.

Consider self-nominated director candidates on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such candidates, except that (1) an unqualified candidate will generally not be supported simply to effect a “protest vote” and (2) cases of multiple self-nominated candidates may be considered as a proxy contest if similar issues are raised (e.g., potential change in control).

Generally vote FOR nominees without regard to “over-boarding” issues raised by the Agent unless other concerns requiring CASE-BY-CASE consideration have been raised.

Generally, vote with Agent’s recommendation to withhold support (AGAINST or ABSTAIN, as appropriate) from nominees for whom support has become moot since the time the individual was nominated (e.g., due to death, disqualification or determination not to accept appointment).

Generally, vote with Agent’s recommendation when more candidates are presented than available seats and no other provisions under these Guidelines apply.

For companies incorporated in tax haven markets but which trade exclusively in the U.S., the Funds’ U.S. Guidelines with respect to director elections shall apply.

Board Structure

Generally, vote FOR proposals to fix board size, but also support proposals seeking a board range if the range is reasonable in the context of market practice and anti-takeover considerations.  Proposed article amendments in this regard shall be considered on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such proposals.

Director and Officer Indemnification and Liability Protection

Generally, vote in accordance with the Agent’s standards for indemnification and liability protection for officers and directors, voting AGAINST overly broad provisions.

Independent Statutory Auditors

With respect to Japanese companies that have not adopted the U.S.-style board-with-committees structure, vote AGAINST any nominee to the position of “independent statutory auditor” whom the Agent considers affiliated, e.g., if the nominee has worked a significant portion of his career for the company, its main bank or one of its top shareholders.  Where shareholders are forced to vote on multiple nominees in a single resolution, vote AGAINST all nominees.  In cases in which multiple slates of statutory auditors are presented, generally vote with the Agent’s recommendation, typically to support nominees deemed to be more independent and/or aligned with interests of minority shareholders.

Generally, vote AGAINST incumbent nominees at companies implicated in scandals or exhibiting poor internal controls.

Key Committees

Generally, vote AGAINST proposals that permit non-board members to serve on the audit, compensation or nominating committee, provided that bundled slates may be supported if no slate nominee serves on the relevant committee(s).  If not otherwise addressed under these Guidelines, consider other negative recommendations from the Agent regarding committee members on a CASE-BY-CASE basis.

Director and Statutory Auditor Remuneration

Consider director compensation plans on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such proposals, while also factoring in the merits of the rationale and disclosure provided.  Generally, vote FOR proposals to approve the remuneration of directors and auditors as long as the amount is not excessive (e.g., significant increases should be supported by adequate rationale and disclosure), there is no evidence of abuse, the recipient’s overall compensation appears reasonable, and the board and/or responsible committee meets exchange standards for independence.  For Toronto Stock Exchange (TSX) issuers, the Agent’s limits with respect to equity awards to non-employee directors shall apply.

Bonus Payments

With respect to Japanese companies, generally vote FOR retirement bonus proposals if all payments are for directors and auditors who have served as executives of the company.  Generally vote AGAINST such proposals if one or more payments are for non-executive, affiliated directors or statutory auditors when one or more of the individuals to whom the grants are being proposed (1) has not served in an executive capacity for the company for at least three years or (2) has been designated by the company as an independent statutory auditor, regardless of the length of time he/she has served.  In all markets, if issues have been raised regarding a scandal or internal controls, generally vote AGAINST bonus proposals for retiring directors or continuing directors or auditors when culpability can be attributed to the nominee (e.g., if a Fund is also voting AGAINST the nominee under criteria herein regarding issues of scandal or internal controls), unless bundled with bonuses for a majority of directors or auditors a Fund is voting FOR.

Stock Option Plans for Independent Internal Statutory Auditors

With respect to Japanese companies, follow the Agent’s guidelines with respect to proposals regarding option grants to independent internal statutory auditors or other outside parties, generally voting AGAINST such plans.

Compensation Plans

Unless otherwise provided for herein, votes with respect to compensation plans, and awards thereunder or capital issuances in support thereof, should be determined on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such plans, considering quantitative or qualitative factors as appropriate for the market.

Amendment Procedures for Equity Compensation Plans and ESPPs

For TSX issuers, votes with respect to amendment procedures for security-based compensation arrangements and employee share purchase plans shall generally be cast in a manner designed to preserve shareholder approval rights, with voting decisions generally based on the Agent’s recommendation.

Shares Reserved for Equity Compensation Plans

Unless otherwise provided for herein, voting decisions shall generally be based on the Agent’s methodology, including classification of a company’s stage of development as growth or mature and the corresponding determination as to reasonability of the share requests.

Generally, vote AGAINST equity compensation plans (e.g., option, warrant, restricted stock or employee share purchase plans or participation in company offerings such as IPOs or private placements), the issuance of shares in connection with such plans, or related management proposals (e.g., article amendments) that:

•                  exceed Agent’s recommended dilution limits, including cases in which the Agent suggests dilution cannot be fully assessed (e.g., due to inadequate disclosure);

•                  provide deep or near-term discounts to executives or directors, unless discounts to executives are deemed by the Agent to be adequately mitigated by other requirements such as long-term vesting (e.g., Japan) or broad-based employee participation otherwise meeting Agent’s standards (e.g., France);

•                  are administered with discretion by potential grant recipients, unless such discretion is deemed acceptable by the Agent due to market practice or other mitigating provisions;

•                  provide for retirement benefits or equity incentive awards to outside directors if not in line with market practice (e.g., Australia, Belgium, The Netherlands);

•                  permit financial assistance in the form of non-recourse (or essentially non-recourse) loans in connection with executive’s participation;

•                  for matching share plans, do not meet the Agent’s standards, considering holding period, discounts, dilution, participation, purchase price and performance criteria;

•                  provide for vesting upon change in control if deemed by the Agent to evidence a conflict of interest or anti-takeover device or if the change in control definition is too liberal (e.g., does not result in actual change in control);

•                  provide no disclosure regarding vesting or performance criteria (provided that proposals providing disclosure in one or both areas, without regard to Agent’s criteria for such disclosure, shall be supported provided they otherwise satisfy these Guidelines);

•                  permit post-employment vesting if deemed inappropriate by the Agent;

•                  allow plan administrators to make material amendments without shareholder approval unless adequate prior disclosure has been provided, with such voting decisions generally based on the Agent’s approach to evaluating such plans; or

•                  provide for retesting in connection with achievement of performance hurdles unless the Agent’s analysis indicates that (1) performance targets are adequately increased in proportion to the additional time available, (2) the retesting is de minimis as a percentage of overall compensation or is acceptable relative to market practice, or (3) the issuer has committed to cease retesting within a reasonable period of time.

Generally, vote FOR such plans/awards or the related issuance of shares that (1) do not suffer from the defects noted above, or (2) otherwise meet the Agent’s tests if the considerations raised by the Agent pertain primarily to performance hurdles, contract or notice periods, discretionary bonuses, recruitment awards, retention incentives, non-compete payments or vesting upon change in control (other than addressed above), if the company has provided adequate disclosure and/or a reasonable rationale regarding the relevant plan/award, practice or participation, the recipient’s overall compensation appears reasonable, and the board and/or responsible committee meets exchange standards for independence.  Unless otherwise provided for herein, market practice of the primary country in which a company does business, or in which an employee is serving, as applicable, shall supersede that of the issuer’s domicile.

Consider proposals in connection with such plans or the related issuance of shares in other instances on a CASE-BY-CASE basis.

Remuneration Reports

Generally, withhold support (AGAINST or ABSTAIN as appropriate for specific market and level of concerns identified by the Agent) from remuneration reports that include compensation plans permitting:

(1)          practices or features not supported under these Guidelines, including financial assistance under the conditions described above;

(2)          retesting deemed by the Agent to be excessive relative to market practice (irrespective of the Agent’s support for the report as a whole);

(3)          long-term incentive plans deemed by the Agent to be inadequately based on equity awards (e.g., cash-based plans);

(4)          equity award valuation triggering a negative recommendation from the Agent; or

(5)          provisions for retirement benefits or equity incentive awards to outside directors if not in line with market practice, except that reports will generally be voted FOR if contractual components are reasonably aligned with market practices on a going-forward basis (e.g., existing obligations related to retirement benefits or terms contrary to evolving standards would not preclude support for the report).

Reports receiving the Agent’s support and not triggering the concerns cited above will generally be voted FOR.  Unless otherwise provided for herein, reports not receiving the Agent’s support due to concerns regarding severance/termination payments, “leaver” status, incentive structures and vesting or performance criteria not otherwise supported by these Guidelines shall be considered on a CASE-BY-CASE basis, generally voted FOR if the company has provided a reasonable rationale and/or adequate disclosure regarding the matter(s) under consideration, the recipient’s overall compensation appears reasonable, and the board and/or responsible committee meets exchange standards for independence.  Reports with typically unsupported features may be voted FOR in cases in which the Agent recommends their initial support as the issuer or market transitions to better practices (e.g., having committed to new regulations or governance codes).

Shareholder Proposals Regarding Executive and Director Pay

The Funds’ U.S. Guidelines with respect to such shareholder proposals shall apply.

General Share Issuances

Unless otherwise provided for herein, voting decisions shall generally be based on the Agent’s practice to determine support for general issuance requests (with or without preemptive rights),

or related requests to repurchase and reissue shares, based on their amount relative to currently issued capital, appropriate volume and duration parameters, and market-specific considerations (e.g., priority right protections in France, reasonable levels of dilution and discount in Hong Kong).  Requests to reissue repurchased shares will not be supported unless a related general issuance request is also supported.

Consider specific issuance requests on a CASE-BY-CASE basis based on the proposed use and the company’s rationale.

Generally, vote AGAINST proposals to issue shares (with or without preemptive rights), convertible bonds or warrants, to grant rights to acquire shares, or to amend the corporate charter relative to such issuances or grants in cases in which concerns have been identified by the Agent with respect to inadequate disclosure, inadequate restrictions on discounts, failure to meet the Agent’s standards for general issuance requests, or authority to refresh share issuance amounts without prior shareholder approval.

Generally, vote AGAINST nonspecific proposals authorizing excessive discretion to a board, as assessed by the Agent.

Increases in Authorized Capital

Unless otherwise provided for herein, voting decisions should generally be based on the Agent’s approach, as follows.  Generally:

•                  Vote FOR nonspecific proposals, including bundled proposals, to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

•                  Vote FOR specific proposals to increase authorized capital, unless:

•                  the specific purpose of the increase (such as a share-based acquisition or merger) does not meet these Guidelines for the purpose being proposed; or

•                  the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

•                  Vote AGAINST proposals to adopt unlimited capital authorizations.

•                  The Agent’s market-specific exceptions to the above parameters (e.g., The Netherlands, due to hybrid market controls) shall be applied.

Preferred Stock

Unless otherwise provided for herein, voting decisions should generally be based on the Agent’s approach, including:

•                  Vote FOR the creation of a new class of preferred stock or issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

•                  Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets the Agent’s guidelines on equity issuance requests.

•                  Vote AGAINST the creation of (1) a new class of preference shares that would carry superior voting rights to the common shares or (2) blank check preferred stock unless the board states that the authorization will not be used to thwart a takeover bid.

Poison Pills/Protective Preference Shares

Generally, vote AGAINST management proposals in connection with poison pills or anti-takeover activities (e.g., disclosure requirements or issuances, transfers or repurchases) that do not meet the Agent’s standards.  Generally vote in accordance with Agent’s recommendation to withhold support from a nominee in connection with poison pill or anti-takeover considerations when culpability for the actions can be specifically attributed to the nominee.  Generally DO NOT VOTE AGAINST director remuneration in connection with poison pill considerations raised by the Agent.

Waiver on Tender-Bid Requirement

Generally, consider proposals on a CASE-BY-CASE basis seeking a waiver for a major shareholder from the requirement to make a buyout offer to minority shareholders, voting FOR when little concern of a creeping takeover exists and the company has provided a reasonable rationale for the request.

Approval of Financial Statements and Director and Auditor Reports

Generally, vote FOR management proposals seeking approval of financial accounts and reports, unless there is concern about the company’s financial accounts and reporting, which, in the case of related party transactions, would include concerns raised by the Agent regarding consulting agreements with non-executive directors but not severance/termination payments exceeding the Agent’s standards for multiples of annual compensation, provided the recipient’s overall compensation appears reasonable and the board and/or responsible committee meets exchange standards for independence.  Unless otherwise provided for herein, reports not receiving the Agent’s support due to other concerns regarding severance/termination payments not otherwise supported by these Guidelines shall be considered on a CASE-BY-CASE basis, factoring in the merits of the rationale and disclosure provided and generally voted FOR if the overall compensation package and/or program at issue appears reasonable.  Generally, vote AGAINST board-issued reports receiving a negative recommendation from the Agent due to concerns regarding independence of the board or the presence of non-independent directors on the audit committee.  However, generally do not withhold support from such proposals in connection with remuneration practices otherwise supported under these Guidelines or as a means of expressing disapproval of broader practices of the issuer or its board.

Remuneration of Auditors

Generally, vote FOR proposals to authorize the board to determine the remuneration of auditors, unless there is evidence of excessive compensation relative to the size and nature of the company.

Indemnification of Auditors

Generally, vote AGAINST proposals to indemnify auditors.

Ratification of Auditors and Approval of Auditors’ Fees

For Canadian issuers, the Funds’ U.S. Guidelines with respect to auditors and auditor fees shall apply.  For other markets, generally, follow the Agent’s standards for proposals seeking auditor ratification or approval of auditors’ fees, which indicate a vote FOR such proposals for companies in the MSCI EAFE index, provided the level of audit fee disclosure meets the Agent’s standards.  In other cases, generally vote FOR such proposals unless there are material concerns raised by the Agent about the auditor’s practices or independence.

Audit Commission

Consider nominees to the audit commission on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such candidates.

Allocation of Income and Dividends

With respect to Japanese companies, consider management proposals concerning allocation of income and the distribution of dividends, including adjustments to reserves to make capital available for such purposes, on a CASE-BY-CASE basis, generally voting with the Agent’s recommendations to support such proposals unless:

•                  the dividend payout ratio has been consistently below 30 percent without adequate explanation; or

•                  the payout is excessive given the company’s financial position.

Consider such proposals by issuers in other markets on a CASE-BY-CASE basis if the Agent makes a negative recommendation.  In any markets, in the event management offers multiple dividend proposals on the same agenda, primary consideration shall be given to input from the relevant Investment Professional(s) and voted with the Agent’s recommendation if no input is received.

Stock (Scrip) Dividend Alternatives

Generally, vote FOR most stock (scrip) dividend proposals, but vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Debt Instruments

Generally, vote AGAINST proposals authorizing excessive discretion, as assessed by the Agent, to a board to issue or set terms for debt instruments (e.g., commercial paper).

Debt Issuance Requests

When evaluating a debt issuance request, the issuing company’s present financial situation is examined.  The main factor for analysis is the company’s current debt-to-equity ratio, or gearing level.  A high gearing level may incline markets and financial analysts to downgrade the company’s bond rating, increasing its investment risk factor in the process.  A gearing level up to 100 percent is considered acceptable.

Generally, vote FOR debt issuances for companies when the gearing level is between zero and 100 percent.  Review on a CASE-BY-CASE basis proposals where the issuance of debt will result in the gearing level being greater than 100 percent, or for which inadequate disclosure precludes calculation of the gearing level, comparing any such proposed debt issuance to industry and market standards, and with voting decisions generally based on the Agent’s approach to evaluating such requests.

Financing Plans

Generally, vote FOR the adoption of financing plans if they are in the best economic interests of shareholders.

Related Party Transactions

Consider related party transactions on a CASE-BY-CASE basis.  Generally, vote FOR approval of such transactions unless the agreement requests a strategic move outside the company’s charter or contains unfavorable or high-risk terms (e.g., deposits without security interest or guaranty).

Approval of Donations

Generally, vote AGAINST such proposals unless adequate, prior disclosure of amounts is provided; if so, single- or multi-year authorities may be supported.

Capitalization of Reserves

Generally, vote FOR proposals to capitalize the company’s reserves for bonus issues of shares or to increase the par value of shares.

Investment of Company Reserves

These proposals should generally be analyzed on a CASE-BY-CASE basis, with primary consideration given to input from the Investment Professional(s) for a given Fund.

Article Amendments

Review on a CASE-BY-CASE basis all proposals seeking amendments to the articles of association.

Generally, vote FOR an article amendment if:

•                  it is editorial in nature;

•                  shareholder rights are protected;

•                  there is negligible or positive impact on shareholder value;

•                  management provides adequate reasons for the amendments or the Agent otherwise supports management’s position;

•                  it seeks to discontinue and/or delist a form of the issuer’s securities in cases in which the relevant Fund does not hold the affected security type; or

•                  the company is required to do so by law (if applicable).

Generally, vote AGAINST an article amendment if:

•                  it removes or lowers quorum requirements for board or shareholder meetings below levels recommended by the Agent;

•                  it reduces relevant disclosure to shareholders;

•                  it seeks to align the articles with provisions of another proposal not supported by these Guidelines;

•                  it is not supported under these Guidelines, is presented within a bundled proposal, and the Agent deems the negative impact, on balance, to outweigh any positive impact; or

•                  it imposes a negative impact on existing shareholder rights, including rights of the Funds, to the extent that any positive impact would not be deemed by the Agent to be sufficient to outweigh removal or diminution of such rights.

With respect to article amendments for Japanese companies:

•                  Generally vote FOR management proposals to amend a company’s articles to expand its business lines.

•                  Generally vote FOR management proposals to amend a company’s articles to provide for an expansion or reduction in the size of the board, unless the expansion/reduction is clearly disproportionate to the growth/decrease in the scale of the business or raises anti-takeover concerns.

•                  If anti-takeover concerns exist, generally vote AGAINST management proposals, including bundled proposals, to amend a company’s articles to authorize the Board to vary the annual meeting record date or to otherwise align them with provisions of a takeover defense.

•                  Generally follow the Agent’s guidelines with respect to management proposals regarding amendments to authorize share repurchases at the board’s discretion, voting AGAINST proposals unless there is little to no likelihood of a “creeping takeover” (major shareholder owns nearly enough shares to reach a critical control threshold) or constraints on liquidity (free float of shares is low), and where the company is trading at below book value or is facing a real likelihood of substantial share sales; or where this amendment is bundled with other amendments which are clearly in shareholders’ interest.

Other Business

In connection with global proxies, vote in accordance with the Agent’s market-specific recommendations on management proposals for Other Business, generally AGAINST.

PART C. OTHER INFORMATION

Item 23. Exhibits

(a)           (1)           Amended and Restated Agreement and Declaration of Trust dated February 26, 2002 (17)

(2)           Certificate of Amendment dated May 1, 2003 to Amended and Restated Agreement and Declaration of Trust dated February 26, 2002 (17)

(3)           Amendment #2 effective May 1, 2003 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002 (18)

(4)           Amendment #3 effective June 2, 2003 to Amended and Restated Agreement and Declaration of Trust dated February 26, 2002 (18)

(5)           Amendment #4 effective June 16, 2003 to Amended and Restated Agreement and Declaration of Trust dated February 26, 2002 (18)

(6)           Amendment #5 dated August 25, 2003 to the Trust’s Amended and Restated Agreement and Declaration of Trust dated February 26, 2002 (20)

(7)           Amendment #6 effective September 2, 2003 to The Amended and Restated Agreement and Declaration of Trust dated February 26, 2002 (20)

(8)           Amendment #7 effective September 2, 2003 to The Amended and Restated Agreement and Declaration of Trust dated February 26, 2002 (20)

(9)           Amendment #9 effective November 11, 2003 to The Amended and Restated Agreement and Declaration of Trust (22)

(10)         Amendment #10, effective June 2, 2003, to The Amended and Restated Agreement and Declaration of Trust (23)

(11)         Amendment #11, effective January 20, 2004, to The Amended and Restated Agreement and Declaration of Trust (23)

(12)         Amendment #12, effective February 25, 2004, to The Amended and Restated Agreement and Declaration of Trust (23)

(13)         Amendment #13, effective August 1, 2004, to The Amended and Restated Agreement and Declaration of Trust (25)

(14)         Amendment #14, effective August 6, 2004, to The Amended and Restated Agreement and Declaration of Trust (25)

(15)         Amendment #15, dated September 3, 2004, to The Amended and Restated Agreement and Declaration of Trust (25)

(16)         Amendment #16 effective November 8, 2004 to The Amended and Restated Agreement and Declaration of Trust (25)

(17)         Amendment #17 effective February 1, 2005 to The Amended and Restated Agreement and Declaration of Trust (25)

(18)         Amendment #18 effective April 29, 2005 to The Amended and Restated Agreement and Declaration of Trust (25)

1

(19)         Amendment #19 effective May 2, 2005 to The Amended and Restated Agreement and Declaration of Trust (25)

(20)         Amendment #21 effective July 25, 2005 to The Amended and Restated Agreement and Declaration of Trust with regard to addition of ING MarketStyle Growth, ING MarketStyle Moderate Growth, ING MarketStyle Moderate, ING MarketPro, and ING VP Index Plus International Equity Portfolios (27)

(21)         Amendment #20 effective August 15, 2005 to The Amended and Restated Agreement and Declaration of Trust with regard to re-designation of ING Mercury Focus Value Portfolio to ING Mercury Large Cap Value Portfolio (27)

(22)         Amendment #22 effective August 29, 2005 to The Amended and Restated Agreement and Declaration of Trust with regard to re-designation of ING Jennison Equity Opportunities Portfolio to ING Wells Fargo Advantage Mid Cap Disciplined Portfolio (27)

(23)         Amendment #23 effective November 30, 2005 to the Amended and Restated Agreement and Declaration of Trust to establish additional separate Series designated as ING EquitiesPlus Portfolio, ING FMRSM Small Cap Equity Portfolio, ING Global Real Estate Portfolio, and ING Wells Fargo Small Cap Disciplined Portfolio (29)

(24)         Amendment #24 effective December 1, 2005 to the Amended and Restated Agreement and Declaration of Trust to re-designate ING Salomon Brothers Investors Portfolio to ING Lord Abbett Affiliated Portfolio (33)

(25)         Amendment # 25 effective December 5, 2005 to the Amended and Restated Agreement and Declaration of Trust to re-designate ING Alliance Mid Cap Growth Portfolio to ING AllianceBernstein Mid Cap Growth Portfolio and ING Capital Guardian Managed Global Portfolio to ING Templeton Global Growth Portfolio (33)

(26)         Amendment #26 dated January 3, 2006 to the Amended and Restated Agreement and Declaration of Trust to abolish the ING AIM Mid Cap Growth Portfolio (33)

(27)         Amendment #27 effective March 24, 2006 to the Amended and Restated Agreement and Declaration of Trust to establish additional separate Series designated as ING Franklin Income Portfolio and ING Quantitative Small Cap Value Portfolio (33)

(28)         Amendment #28 effective April 28, 2006 to the Amended and Restated Agreement and Declaration of Trust to (1) Re-designate Service 1 Class shares to Service Class shares for ING LifeStyle Aggressive Growth Portfolio, ING LifeStyle Growth Portfolio, ING LifeStyle Moderate Growth Portfolio and ING LifeStyle Moderate Portfolio; and (2) Designate Adviser Class shares and Institutional Class shares for ING LifeStyle Aggressive Growth Portfolio, ING LifeStyle Growth Portfolio, ING LifeStyle Moderate Growth Portfolio and ING LifeStyle Moderate Portfolio (33)

(29)         Amendment #29 effective April 28, 2006 to the Amended and Restated Agreement and Declaration of Trust to re-designate ING Quantitative Small Cap Value Portfolio to ING Disciplined Small Cap Value Portfolio, and ING Salomon Brothers All Cap Portfolio to ING Legg Mason Partners All Cap Portfolio (33)

(30)         Amendment #30, effective May 1, 2006, to the Amended and Restated Agreement and Declaration of Trust, to establish additional separate Series designated as ING FMRSM Equity Income Portfolio and ING Pioneer Equity Income Portfolio (34)

2

(31)         Amendment #31, effective August 7, 2006, to the Amended and Restated Agreement and Declaration of Trust, to re-designate ING MFS Mid Cap Growth Portfolio to ING FMRSM Mid Cap Growth Portfolio and ING Goldman Sachs TollkeeperSM Portfolio to ING Global Technology Portfolio (35)

(32)         Amendment #32, effective November 6, 2006, to the Amended and Restated Agreement and Declaration of Trust, to re-designate ING Mercury Large Cap Growth Portfolio to ING BlackRock Large Cap Growth Portfolio, ING Mercury Large Cap Value Portfolio to ING BlackRock Large Cap Value Portfolio, ING FMRSM Earnings Growth Portfolio to ING FMRSM Large Cap Growth Portfolio and ING JPMorgan Small Cap Equity Portfolio to ING JPMorgan Small Cap Core Equity Portfolio (35)

(33)         Amendment #33, with regard to ING Eagle Asset Capital Appreciation Portfolio, dated December 27, 2006, to the Amended and Restated Agreement and Declaration of Trust, Abolition of Series of Shares of Beneficial Interest (35)

(34)         Amendment #34, effective April 3, 2007, to the Amended and Restated Agreement and Declaration of Trust, to establish additional separate Series designated as ING BlackRock Inflation Protected Bond Portfolio, ING Franklin Mutual Shares Portfolio and ING Franklin Templeton Founding Strategy Portfolio (36)

(35)         Amendment #35, effective April 30, 2007, to the Amended and Restated Agreement and Declaration of Trust, to re-designate ING International Portfolio to ING International Growth Opportunities Portfolio, ING Van Kampen Equity Growth Portfolio to ING Van Kampen Capital Growth portfolio, and ING Wells Fargo Mid Cap Disciplined Portfolio to ING Wells Fargo Disciplined Value Portfolio (36)

(36)         Amendment #36, effective April 30, 2007, to the Amended and Restated Agreement and Declaration of Trust, to designate Service Class shares for ING Stock Index Portfolio (36)

(37)         Amendment #37 to the Amended and Restated Agreement and Declaration of Trust, to abolish ING Capital Guardian Small/Mid Cap Portfolio (38)

(38)         Amendment #38 to the Amended and Restated Agreement and Declaration of Trust, to abolish ING Legg Mason Partners All Cap Portfolio (38)

(39)         Amendment #39, effective June, 2007, to the Amended and Restated Agreement and Declaration of Trust, to establish an additional series designated as ING Focus 5 Portfolio (38)

(40)         Amendment # 40, effective July 31, 2007, to the Amended and Restated Agreement and Declaration of Trust, to designate Service 2 Class shares for ING Stock Index Portfolio (38)

(41)         Amendment #41, effective September 12, 2007, to the Amended and Restated Agreement and Declaration of Trust, to establish two additional series ING American Funds Bond Portfolio and ING LifeStyle Conservative Portfolio (40)

(42)         Plan of Liquidation and Dissolution of Series of ING MarketPro Portfolio, effective October 26, 2007 (42)

(43)         Plan of Liquidation and Dissolution of Series of ING MarketStyle Growth Portfolio, effective October 26, 2007 (42)

(44)         Plan of Liquidation and Dissolution of Series of ING MarketStyle Moderate Growth Portfolio, effective October 26, 2007 (42)

3

(45)         Plan of Liquidation and Dissolution of Series of ING MarketStyle Moderate Portfolio, effective October 26, 2007 (42)

(46)         Amendment #42 to the Amended and Restated Agreement and Declaration of Trust, Abolition of Series of Shares of Beneficial Interest, dated November 29, 2007 (42)

(47)         Amendment #43 to the Amended and Restated Agreement and Declaration of Trust, effective January 7, 2008 (42)

(48)         Amendment #44 to the Amended and Restated Agreement and Declaration of Trust, effective January 31, 2008 (42)

(49)         Amendment #45 to the Amended and Restated Agreement and Declaration of Trust, effective February 22, 2008 (42)

(50)         Amendment #46 to the Amended and Restated Agreement and Declaration of Trust, Abolition of Series of Shares of Beneficial Interest, dated March 27, 2008 (42)

(51)         Amendment #47 to the Amended and Restated Agreement and Declaration of Trust, effective April 14, 2008 (42)

(52)         Plan of Liquidation and Dissolution of Series of ING EquitiesPlus Portfolio, effective April 28, 2008 (42)

(53)         Amendment #48 to the Amended and Restated Agreement and Declaration of Trust, dated April 28, 2008 (43)

(54)         Amendment #49 to the Amended and Restated Agreement and Declaration of Trust, effective July 1, 2008 (43)

(55)         Amendment #50 to the Amended and Restated Agreement and Declaration of Trust, Abolition of Series of Shares of Beneficial Interest of ING Capital Guardian U.S. Equities Portfolio and ING Well Fargo Disciplined Value Portfolio) dated September 11, 2008 (44)

(56)         Amendment #51 to the Amended and Restated Agreement and Declaration of Trust, Designation of Adviser Class shares for ING Stock Index Portfolio effective January 23, 2009 – Filed herein.

(57)         Action by Unanimous Written Consent of the Boards of Directors/Trustees (fixing the number of Trustees comprising the Board to 10) dated January 30, 2009 – Filed herein.

(58)         Amendment #52 to the Amended and Restated Agreement and Declaration of Trust, Re-designation of ING Legg Mason Value Portfolio to ING Growth and Income Portfolio II effective April 30, 2009 – Filed herein.

(59)         Amendment #53 to the Amended and Restated Agreement and Declaration of Trust, Re-designation of ING Global Real Estate Portfolio to ING Clarion Global Real Estate Portfolio, ING Julius Baer Foreign Portfolio to ING Artio Foreign Portfolio, ING Oppenheimer Active Asset Allocation Portfolio to ING Oppenheimer Active Allocation Portfolio, ING PIMCO Core Bond Portfolio to ING PIMCO Total Return Bond Portfolio, ING Van Kampen Real Estate Portfolio to ING Clarion Real Estate Portfolio and ING VP Index Plus International Equity Portfolio to ING International Equity Portfolio effective May 1, 2009 – Filed herein.

(b)           By-laws (1)

(c)           Instruments Defining Rights of Security Holders (1)

4

(d)           (1)           (A)          Amended and Restated Management Agreement, effective October 24, 1997, as amended May 24, 2002, is hereby amended and restated January 1, 2007 between ING Investors Trust and Directed Services, LLC (35)

(i)            Amended Schedule A and Amended Schedule B, dated October 2008, with respect to the Amended and Restated Management Agreement between ING Investors Trust and Directed Services, LLC – Filed herein.

(ii)           Letter agreement, dated May 1, 2009, to reduce the annual investment management fee for ING BlackRock Large Cap Value Portfolio, for the period from May 1, 2009 through and including May 1, 2010 – Filed herein.

(iii)          Letter Agreement, dated May 1, 2009, to reduce the annual investment management fee for ING Van Kampen Capital Growth Portfolio, for the period from May 1, 2009 through May 1, 2010 – Filed herein.

(iv)          Letter Agreement, dated April 1, 2009, to reduce the investment management fees for ING PIMCO Core Bond Portfolio, for the period from April 1, 2009 through April 1, 2010 – Filed herein.

(v)           Letter Agreement, dated September 6, 2008, to reduce the annual investment management fee for ING Pioneer Mid Cap Value Portfolio, for the period from September 6, 2008 through September 6, 2009 (43)

(vi)          Letter Agreement, dated May 1, 2009 to reduce the annual investment management fee for ING Clarion Global Real Estate Portfolio (formerly, ING Global Real Estate Portfolio) for the period from May 1, 2009 through May 1, 2010 – Filed herein.

(B)           Investment Management Agreement, dated August 21, 2003, between ING Investors Trust and ING Investments, LLC (for American Funds) (20)

(i)            First Amendment to Investment Management Agreement, between ING Investors Trust and ING Investments, LLC, effective as of September 2, 2004 (25)

(ii)           Second Amendment to Investment Management Agreement, dated August 21, 2003, between ING Investors Trust and ING Investments, LLC, effective as of December 15, 2006 (35)

(iii)          Amended Schedule A, effective April 28, 2008, to the Investment Management Agreement dated August 21, 2003, between ING Investors Trust and ING Investments, LLC (42)

(C)           Management Agreement, dated February 25, 2004, between ING Investors Trust and ING Investments, LLC (24)

(i)            First Amendment to Management Agreement, dated September 2, 2004, between ING Investors Trust and ING Investments, LLC (25)

(ii)           Second Amendment to Management Agreement, dated February 25, 2004, between ING Investors Trust and ING Investments, LLC effective as of December 15, 2006 (35)

(iii)          Amended Schedule A, effective November 17, 2008 with respect to the Management Agreement between ING Investors Trust and ING Investments,

5

LLC regarding ING Oppenheim Active Asset Allocation Portfolio – Filed herein.

(iv)          Letter Agreement, dated May 1, 2009 to reduce the annual investment management fee for ING Clarion Global Real Estate Portfolio (formerly, ING Global Real Estate Portfolio) for the period from May 1, 2009 through May 1, 2010 – Filed herein.

(D)          Amended and Restated Investment Management Agreement, effective April 29, 2005 is hereby amended and restated January 1, 2007, between ING Investors Trust and Directed Services, LLC (35)

(i)            Amended Schedule A, effective September 15, 2008, with respect to the Amended and Restated Investment Management Agreement, dated January 1, 2007 between ING Investors Trust and Directed Services, LLC, regarding ING American Funds World Allocation Portfolio, ING Oppenheimer Active Asset Allocation Portfolio, and ING Van Kampen Global Tactical Asset Allocation Portfolio (43)

(E)           Letter Agreement, dated January 1, 2007, between ING Investors Trust and Directed Services, LLC (36)

(2)           Portfolio Management Agreements

(A)          Portfolio Management Agreement, dated October 24, 1997, between ING Investors Trust, Directed Services, Inc. and T. Rowe Price Associates, Inc. (2)

(i)            Schedule A to Portfolio Management Agreement (25)

(ii)           Amended Schedule B, effective April 28, 2006, to the Portfolio Management Agreement between ING Investors Trust, Directed Services, Inc. and T. Rowe Price Associates, Inc. regarding ING T. Rowe Price Capital Appreciation and T. Rowe Price Equity Income Portfolios (34)

(iii)          Form of Amended Schedule A and Amended Schedule B, effective August 20, 2008, to the Portfolio Management Agreement between ING Investors Trust, Directed Services LLC and T. Rowe Price and Associates, Inc. regarding ING T. Rowe Price Personal Strategy Growth Portfolio (43)

(iv)          Letter Agreement, dated December 5, 2001, to Portfolio Manager Agreement with T. Rowe Price Associates, Inc. (11)

(v)           Form of Letter Agreement, effective August 20, 2008, to the sub-advisory agreement dated October 24, 1997 between T. Rowe Price Associates, Inc., Directed Services LLC and ING Investors Trust (43)

(vi)          Second Amendment to Portfolio Manager Agreement, effective as of September 1, 2003, between ING Investors Trust, Directed Services, Inc. and T. Rowe Price Associates, Inc. (22)

(vii)         Third Amendment to Portfolio Manager Agreement dated October 24, 1997, between ING Investors Trust, Directed Services, Inc. and T. Rowe Price Associates, Inc., effective as of December 15, 2006 (35)

6

(viii)        Fourth Amendment to Sub-Advisory Agreement, dated October 24, 1997, between ING Investors Trust, Directed Services, LLC and T. Rowe Price Associates, Inc., effective July 7, 2008 (43)

(B)           Portfolio Management Agreement, dated December 1, 2005, between ING Investors Trust, Direct Services Inc., and Lord, Abbett & Co. LLC (35)

(i)            First Amendment to Portfolio Management Agreement dated December 1, 2005 among ING Investors Trust, Directed Services, Inc., and Lord, Abbett & Co. LLC, effective as of December 15, 2006 (37)

(C)           Amended and Restated Portfolio Management Agreement, dated August 10, 1998 and restated on April 29, 2005, between ING Investors Trust, Directed Services, Inc. and Massachusetts Financial Services Company (33)

(i)            Termination Letter, dated June 7, 2006 to terminate Massachusetts Financial Service Company as Portfolio Manager to ING MFS Mid Cap Growth Portfolio (35)

(ii)           First Amendment to Amended and Restated Portfolio Management Agreement, dated August 10, 1998 and restated April 29, 2005, among ING Investors Trust, Directed Services, Inc. and Massachusetts Financial Services Company effective as of December 15, 2006 (37)

(iii)          Amended Schedule A, Compensation for Services to Series, dated October 2007 (43)

(D)          Portfolio Management Agreement, dated February 26, 1999, between ING Investors Trust, Directed Services, Inc. and Alliance Capital Management L.P.  (1)

(i)            Schedule A and Schedule B Compensation for Services to Series (25)

(ii)           First Amendment to Portfolio Management Agreement, effective as of September 1, 2003, between ING Investors Trust, Directed Services, Inc. and Alliance Capital Management, L.P. (22)

(iii)          Second Amendment to Portfolio Management Agreement, dated February 26, 1999, between ING Investors Trust, Directed Services, Inc. and AllianceBernstein, L.P., effective as of December 15, 2006 (35)

(E)           Sub-Advisory Agreement, dated April 30, 2007, between Directed Services LLC and Franklin Mutual Advisers, LLC (42)

(F)           Amended and Restated Portfolio Management Agreement dated October 2, 2000 and Amended and Restated May 2, 2005, between ING Investors Trust, Directed Services, Inc. and Fidelity Management & Research Company (33)

(i)            Sub-Sub-Advisory Agreement, dated May 2, 2005, between FMR Co., Inc. and Fidelity Research and Management Company in regards to ING FMRSM Earnings Growth Portfolio and ING FMR Diversified Mid Cap Portfolio (33)

(ii)           Amended Schedule A, effective September 2007, to the Amended and Restated Portfolio Management Agreement between ING Investors Trust, Directed Services, Inc. and Fidelity Management & Research Company (43)

7

(iii)          Amended Schedule B Compensation for Services to Series, effective September 2007, to the Amended and Restated Portfolio Management Agreement between ING Investors Trust, Directed Services, Inc. and Fidelity Management & Research Company (43)

(iv)          First Amendment to Amended and Restated Portfolio Management Agreement, dated October 2, 2000, and Amended and Restated May 2, 2005, between ING Investors Trust, Directed Services, Inc. and Fidelity Management & Research Company, effective December 15, 2006 (37)

(v)           Sub-Sub-Advisory Agreement dated August 7, 2006, between FMR Co., Inc. and Fidelity Research and Management Company in regards to ING FMRSM Earnings Growth Portfolio, ING FMR Diversified Mid Cap Portfolio, ING FMR Mid Cap Growth Portfolio and ING FMR Equity Income Portfolio – Filed herein.

(vi)          Termination Letter dated January 10, 2008 in regards to the ING FMR Large Cap Growth Portfolio and ING FMR Mid Cap Growth Portfolio effective January 31, 2008 – Filed herein.

(vii)         Termination Letter dated January 10, 2008 in regards to the ING FMR Large Cap Growth Portfolio and ING FMR Mid Cap Growth Portfolio effective January 31, 2008 – Filed herein.

(G)           Portfolio Management Agreement, dated April 30, 2001, between ING Investors Trust, Directed Services, Inc. and Pacific Investment Management Company, LLC (18)

(i)            Amended Schedule A and Amended Schedule B Compensation for Services to Series, dated March 24, 2004 (26)

(ii)           First Amendment to Portfolio Management Agreement, dated April 30, 2001 between ING Investors Trust, Directed Services, Inc. and Pacific Investment Management Company, LLC effective as of December 15, 2006 (35)

(iii)          Second Amendment and Amended Schedule B to Portfolio Management Agreement, dated April 30, 2001 between ING Investors Trust, Directed Services LLC and Pacific Investment Management Company LLC effective April 1, 2008 (43)

(H)          Portfolio Management Agreement, dated May 1, 2002, between ING Investors Trust, Directed Services, Inc. and Morgan Stanley Investment Management Inc. (18)

(i)            Amended Schedule A and Amended Schedule B to the Portfolio Management Agreement dated May 1, 2002 between ING Investors Trust, Directed Services LLC and Morgan Stanley Investment Management, Inc., effective August 20, 2008 (43)

(ii)           Sub-Advisory Agreement, dated December 1, 2003, between Morgan Stanley Investment Management Inc. and Morgan Stanley Investment Management Limited (22)

(iii)          Amendment to Portfolio Management Agreement and Amended Schedule B, dated June 1, 2005, between ING Investors Trust, Directed Services, Inc. and Morgan Stanley Investment Management, Inc. (33)

8

(iv)          Second Amendment, effective December 15, 2006, to Portfolio Management Agreement, dated May 1, 2002, among ING Investors Trust, Directed Services, Inc., and Morgan Stanley Investment Management Inc., d/b/a Van Kampen, effective as of December 15, 2006 (39)

(v)           Third Amendment, effective April 30, 2007, to Portfolio Management Agreement, dated May 1, 2002, among ING Investors Trust, Directed Services, Inc., and Morgan Stanley Investment Management Inc., d/b/a Van Kampen, effective as of April 30, 2007 (39)

(vi)          Termination Letter dated February 27, 2009 in regards to the ING Van Kampen Real Estate Portfolio effective May 1, 2009 – Filed herein.

(I)            Amended and Restated Portfolio Management Agreement between ING Investors Trust, Directed Services, Inc. and J.P. Morgan Investment Management, Inc. (successor to J.P. Morgan Fleming Asset Management (USA), Inc.) dated March 26, 2002, as amended and restated April 29, 2005 (34)

(i)            Schedule A Compensation for Services to Series dated September 2007 (43)

(ii)           First Amendment to the Amended and Restated Portfolio Management Agreement, dated March 26, 2002 as amended and restated April 29, 2005, between ING Investors Trust, Directed Services, Inc. and J. P. Morgan Investment Management Inc. effective as of December 15, 2006 (36)

(J)            Portfolio Management Agreement, dated April 3, 2002, between ING Investors Trust, Directed Services, Inc. and Janus Capital Management LLC (18)

(i)            Schedule A (25)

(ii)           First Amendment to Portfolio Management Agreement, effective as of July 1, 2003, between ING Investors Trust, Directed Services, Inc. and Janus Capital Management LLC (23)

(iii)          Second Amendment to the Portfolio Management Agreement, effective as of September 1, 2003, between ING Investors Trust, Directed Services, Inc. and Janus Capital Management LLC (23)

(iv)          Letter to amend the Portfolio Management Agreement, dated April 13, 2002, between ING Investors Trust, Directed Services, Inc. and Janus Capital Management LLC dated January 1, 2004 (35)

(v)           Termination Letter, dated February 26, 2004, to Janus Capital Management LLC from Registrant regarding the ING Janus Growth and Income Portfolio (23)

(vi)          Fourth Amendment to Portfolio Management Agreement, dated April 3, 2002, between ING Investors Trust, Directed Services, Inc., and Janus Capital Management LLC effective as of December 15, 2006 (36)

(vii)         Amended Schedule B, Compensation for Services to Series to Portfolio Management Agreement, dated April 3, 2002, between ING Investors Trust, Directed Services, Inc. and Janus Capital Management LLC, effective April 30, 2007 (37)

9

(K)          Portfolio Management Agreement, dated December 14, 2007, between ING Investors Trust, Directed Services, Inc. and Marsico Capital Management, LLC (42)

(i)            Schedule A, Compensation for Services to Series, dated December 14, 2007 (42)

(L)           Sub-Advisory Agreement, dated September 2, 2003, between Directed Services, Inc. and Julius Baer Investment Management LLC (19)

(i)            First Amendment to Sub-Advisory Agreement, dated September 2, 2003, between Directed Services, Inc. and Julius Baer Investment Management LLC, effective as of December 15, 2006 (36)

(ii)           Amended Schedule A with Respect to the Sub-Advisory Agreement between Directed Serviced LLC and Julius Baer Investment Management, Inc., dated July 31, 2007 (42)

(M)         Sub-Advisory Agreement, dated August 1, 2003, between Directed Services, Inc. and Aeltus Investment Management, Inc. (22)

(i)            Amended Schedule A, effective August 20, 2007, to the Sub-Advisory Agreement between Directed Services, LLC and ING Investment Management Co. regarding ING Focus 5 Portfolio (39)

(ii)           First Amendment to Sub-Advisory Agreement, dated August 1, 2003, between Directed Services, Inc. and Aeltus Investment Management, Inc. effective as of September 1, 2003 (22)

(iii)          Second Amendment to the Sub-Advisory Agreement, dated August 1, 2003 between Directed Services, Inc. and ING Investment Management Co. (formerly Aeltus Investment Management, Inc.) effective as of December 15, 2006 (35)

(iv)          Third Amendment to Sub-Advisory Agreement, dated August 1, 2003 between Directed Services LLC and ING Investment Management Co. (formerly Aeltus Investment Management, Inc.) effective September 15, 2007 (42)

(N)          Portfolio Management Agreement, dated November 12, 2008, between ING Investors Trust, Directed Services LLC and Evergreen Investment Management Company, LLC – (44)

(i)            Amended Schedule B, Compensation for Services to Series to the Portfolio Management Agreement dated November 12, 2008 between ING Investors Trust, Directed Services LLC and Evergreen Investment Management Company, LLC effective February 1, 2009 – Filed herein.

(O)          Sub-Advisory Agreement, dated July 29, 2005, between ING Investments, LLC and ING Investment Management Advisors B.V. (28)

(i)            First Amendment to Sub-Advisory Agreement, dated July 29, 2005, between ING Investments, LLC and ING Investment Management Advisors B.V., effective as of December 15, 2006 (35)

(ii)           Form Of Termination Letter, dated May 22, 2009 in regards to ING Index Plus International Equity Portfolio effective on or about July 24, 2009 – Filed herein.

10

(P)           Portfolio Management Agreement, dated April 29, 2005, between ING Investors Trust, Directed Services, Inc. and Pioneer Investment Management, Inc. (26)

(i)            Amended Schedule A Compensation for Services to Series, effective February 1, 2009, to the Portfolio Management Agreement between ING Investors Trust, Directed Services LLC and Pioneer Investment Management, Inc. – Filed herein.

(ii)           First Amendment to Portfolio Management Agreement, dated April 29, 2005, between ING Investors Trust, Directed Services, Inc. and Pioneer Investment Management, Inc. effective as of December 15, 2006 (36)

(Q)          Portfolio Management Agreement, dated November 8, 2004, between ING Investors Trust, Directed Services, Inc. and OppenheimerFunds, Inc. (25)

(i)            First Amendment to Portfolio Management Agreement, dated November 8, 2004, between ING Investors Trust, Directed Services, Inc. and OppenheimerFunds, Inc. effective as of December 15, 2006 (36)

(R)           Portfolio Management Agreement, dated August 29, 2005, between ING Investors Trust, Directed Services, Inc. and Wells Capital Management, Inc. (29)

(i)            Amended Schedule A Compensation for Services to Series dated September 2007 (43)

(ii)           First Amendment to Portfolio Management Agreement dated August 29, 2005, between ING Investors Trust, Directed Services, Inc. and Wells Capital Management, Inc. effective as of December 15, 2006 (35)

(S)           Sub-Advisory Agreement between ING Investments, LLC and ING Clarion Real Estate Securities, L.P. dated January 3, 2006 with respect to ING Global Real Estate Portfolio (30)

(i)            Amended Schedule A to the Sub-Advisory Agreement dated May 1, 2009 between ING Investments, LLC and ING Clarion Real Estate Securities L.P. with respect to ING Clarion Global Real Estate Portfolio and ING Clarion Real Estate Portfolio effective May 1, 2009 – Filed herein.

(ii)           First Amendment to Sub-Advisory Agreement, dated January 3, 2006 between ING Investments, LLC and ING Clarion Real Estate Securities L.P. with respect to ING Global Real Estate Fund effective as of December 15, 2006 (35)

(T)           Sub-Advisory Agreement, dated April 28, 2006, between ING Investors Trust, Directed Services, Inc. and Franklin Advisers, Inc. regarding ING Franklin Income Portfolio (34)

(i)            First Amendment to Sub-Advisory Agreement, dated April 28, 2006, between ING Investors Trust, Directed Services, Inc. and Franklin Advisers, Inc. regarding ING Franklin Income Portfolio effective as of December 15, 2006 (39)

(U)          Sub-Advisory Agreement, dated April 28, 2006, between ING Investments, LLC and ING Investment Management Co. regarding ING Disciplined Small Cap Value Portfolio and ING EquitiesPlus Portfolio (33)

11

(i)            First Amendment to Sub-Advisory Agreement, dated April 28, 2006, between ING Investments, LLC and ING Investment Management Co. regarding ING Disciplined Small Cap Value Portfolio and ING EquitiesPlus Portfolio effective as of December 15, 2006 (35)

(ii)           Second Amendment to Sub-Advisory Agreement, dated April 28, 2006, between ING Investments, LLC and ING Investment Management Co. regarding ING Disciplined Small Cap Value Portfolio and ING EquitiesPlus Portfolio effective as of September 15, 2007 (42)

(iii)          Plan of Liquidation and Dissolution Letter, effective April 28, 2008 (43)

(iv)          Third Amendment to Sub-Advisory Agreement, dated April 28, 2006, between ING Investments, LLC and ING Investment Management Co., effective August 1, 2008 (44)

(v)           Schedule A dated October 2008 with respect to the Sub-Advisory Agreement, dated April 28, 2006 between ING Investments LLC and ING Investment Management Co. – Filed herein.

(V)           Sub-Advisory Agreement, dated February 2, 2007 between ING Investors Trust, Directed Services, LLC and BlackRock Investment Management, LLC (39)

(i)            Amended Schedule A, effective April 30, 2007, to the Sub-Advisory Agreement dated February 2, 2007 between ING Investors Trust, Directed Services, LLC and BlackRock Investment Management, LLC (39)

(ii)           Amendment to Sub-Advisory Agreement, dated February 2, 2007 between ING Investors Trust, Directed Services, LLC and BlackRock Investment Management, LLC, effective June 16, 2008 (43)

(W)         Sub-Advisory Agreement, dated April 30, 2007, between ING Investors Trust, Directed Services, LLC and BlackRock Financial Management, Inc. (37)

(i)            Amendment to Sub-Advisory Agreement, dated April 30, 2007 between ING Investors Trust, Directed Services, LLC and Black Rock Financial Management, Inc., effective June 16, 2008 (43)

(X)          Portfolio Management Agreement, dated December 5, 2005 between ING Investors Trust, Directed Services, Inc. and Templeton Global Advisors Limited (35)

(i)            Amended Schedule A to the Portfolio Management Agreement, dated December 5, 2005 between ING Investors Trust, Directed Services, Inc. and Templeton Global Advisors Limited, effective April 28, 2006 (35)

(ii)           First Amendment to Portfolio Management Agreement, dated December 5, 2005, between ING Investors Trust, Directed Services, Inc. and Templeton Global Advisors Limited dated December 15, 2006 (35)

(iii)          Second Amendment to Portfolio Management Agreement, dated December 5, 2005 between ING Investors Trust, Directed Services LLC and Templeton Global Advisors Limited dated January 5, 2009 (44)

(Y)           Sub-Advisory Agreement, dated April 28, 2008 between ING Investors Trust, Directed Services, LLC and Goldman Sachs Asset Management L.P. (43)

12

(Z)           Sub-Advisory Agreement, dates April 28, 2008 between ING Investors Trust, Directed Services LLC and American Century Global Investment Management, Inc. (44)

(AA)       Portfolio Management Agreement, dated September 17, 2008 between ING Investors Trust, ING Investments, LLC and OppenheimerFunds, Inc regarding ING Oppenheimer Active Asset Allocation Portfolio – (44)

(i)            Waiver Letter dated September 15, 2008 between Directed Services LLC and OppenheimerFunds, Inc. regarding the waiver for ING Oppenheimer Active Asset Allocation Portfolio – Filed herein.

(BB)        Sub-Advisory Agreement, dated April 28, 2008 between ING Investors Trust, Directed Services, LLC and Schroder Investment Management North America, Inc. in regards to ING Multi-Manager International Small Cap Portfolio (44)

(CC)        Interim Sub-Advisory Agreement, dated May 1, 2009 between Directed Services LLC and ING Clarion Real Estate Securities L.P. regarding ING Clarion Real Estate Portfolio – Filed herein.

(DD)       Form Of Sub-Advisory Agreement dated July 9, 2009 between Directed Services LLC and ING Clarion Real Estate Securities L.P. regarding the ING Clarion Real Estate Portfolio – Filed herein.

(EE)         Interim Sub-Advisory Agreement dated April 30, 2009 between Directed Services LLC and ING Investment Management Co. in regards to the ING Growth and Income Portfolio II (formerly Legg Mason Value Portfolio) – Filed herein.

(3)           (A)          Amended and Restated Administrative Services Sub-Contract, effective January 2, 2003, as amended and restated on January 1, 2007 between Directed Services LLC and ING Funds Services, LLC (35)

(i)            Amended Schedule A, effective October 2008, to the Amended and Restated Administrative Services Sub-Contract between Directed Services, LLC and ING Funds Services, LLC – Filed herein.

(B)           Administrative and Shareholder Service Agreement, dated September 27, 2000, between Directed Services, Inc. and Security Life of Denver Insurance Company (27)

(C)           Administrative and Shareholder Service Agreement, dated December 11, 2000, between Directed Services, Inc. and Southland Life Insurance Company (13)

(D)          Amended and Restated Administration Agreement, dated August 21, 2003 as amended and restated April 29, 2005, between ING Investors Trust and ING Funds Services, LLC (26)

(i)            Amended Schedule A, effective September 15, 2008, to the Amended and Restated Administration Agreement between ING Investors Trust and ING Funds Services, LLC (43)

(E)           Administration Agreement, dated May 3, 2004, between ING Investors Trust and ING Funds Services, LLC (24)

(i)            Amended Schedule A, effective October 2008 to the Administration Agreement between ING Investors Trust and ING Funds Services, LLC – Filed herein.

13

(e)           (1)           (A)          Distribution Agreement, dated January 1, 2007, between ING Investors Trust and ING Funds Distributor, LLC (35)

(i)            Amended Schedule A, effective October 2008, to the Distribution Agreement between ING Investors Trust and ING Funds Distributor, LLC – Filed herein.

(f)            Not Applicable

(g)           (1)           (A)          Custody Agreement, dated January 6, 2003, with The Bank of New York (19)

(i)            Amended Exhibit A, effective May 1, 2009, to the Custody Agreement, dated January 6, 2003, with the Bank of New York – Filed herein.

(B)           Foreign Custody Manager Agreement, dated January 6, 2003, with the Bank of New York (20)

(i)            Amended Exhibit A, effective May 1, 2009, to the Foreign Custody Agreement, dated January 6, 2003, with the Bank of New York – Filed herein.

(C)           Fund Accounting Agreement, dated January 6, 2003, with Bank of New York (22)

(i)            Amended Exhibit A, effective May 1, 2009, to the Fund Accounting Agreement, dated January 6, 2003, with the Bank of New York – Filed herein.

(h)           (1)           (A)          Amended and Restated Shareholder Services Agreement, dated April 29, 2005, between ING Investors Trust and Directed Services, Inc. (25)

(i)            Amended Schedule A of Series, dated April 29, 2005, with respect to the Amended and Restated Shareholder Services Agreement between ING Investors Trust and Directed Services, LLC, effective July 17, 2006, to include ING FMRSM Equity Income Portfolio and ING Pioneer Equity Income Portfolio (34)

(B)           Shareholder Services Agreement, dated April 29, 2005, between ING Investors Trust and Directed Services, Inc. with respect to ING FMRSM Earnings Growth, ING JPMorgan Value Opportunities, ING Marsico International Opportunities and ING MFS Utilities Portfolios (25)

(C)           Third Party Brokerage Agreement, dated March 1, 2002, between The Citation Group of Merrill Lynch, Pierce, Fenner & Smith Incorporated and GCG Trust (25)

(D)          Securities Lending Agreement and Guaranty with The Bank of New York and Schedule I, dated August 7, 2003 (22)

(i)            Form of Amended Exhibit A, effective May 1, 2009, with respect to the Securities Lending Agreement and Guaranty, dated August 7, 2003 – Filed herein.

(ii)           Global Securities Lending Supplement (25)

(2)           (A)          Organizational Agreement for Golden American Life Insurance Company (1)

(i)            Assignment Agreement dated March 20, 1991 for Organizational Agreement (for Golden American Life Insurance) (1)

(ii)           Form of Addendum to Organizational Agreement (for Golden American Life Insurance Company) adding Market Manager Series and Value Equity Series (2)

14

(iii)          Addendum dated September 25, 1995 to the Organizational Agreement adding the Strategic Equity Series (1)

(iv)          Addendum dated December 29, 1995 to the Organizational Agreement adding the Small Cap Series (14)

(v)           Form of Addendum to the Organizational Agreement adding Managed Global Series (15)

(vi)          Addendum dated August 19, 1997 to the Organizational Agreement adding Mid-Cap Growth Series, Research Series, Total Return Series, Growth & Income Series, Value & Growth, Global Fixed Income Series, Growth Opportunities Series, and Developing World Series (8)

(vii)         Addendum dated February 16, 1999 to the Organizational Agreement adding International Equity Series and the Large Cap Value Series (9)

(viii)        Addendum dated June 15, 1999 to the Organizational Agreement adding Investors Series, All Cap Series and the Large Cap Growth Series (9)

(ix)           Addendum dated May 18, 2000 to the Organizational Agreement adding Diversified Mid-Cap Series, Asset Allocation Growth Series and the Special Situations Series (4)

(x)            Addendum dated November 16, 2000 to the Organizational Agreement adding International Equity Series (5)

(xi)           Addendum dated February 22, 2001 to the Organizational Agreement adding Internet Tollkeeper Series (6)

(xii)          Addendum dated February 26, 2002 to the Organizational Agreement adding: Global Franchise, Equity Growth, J.P. Morgan Fleming, Small Cap Equity, Fundamental Growth, Focus Value, International Enhanced EAFE (7)

(B)           Organizational Agreement for The Mutual Benefit Life Insurance Company (2)

(i)            Assignment Agreement for Organizational Agreement (for The Mutual Benefit Life Insurance Company) (1)

(3)           (A)           Settlement Agreement for Golden American Life Insurance Company (1)

(B)           Assignment Agreement for Settlement Agreement (2)

(C)           Settlement Agreement for The Mutual Benefit Life Insurance Company (1)

(D)          Assignment Agreement for Settlement Agreement (1)

(4)           (A)          Indemnification Agreement dated March 20, 1991 between The Specialty Managers Trust and Directed Services, Inc.  (1)

(B)            Form of Indemnification Agreement dated October 25, 2004 by and among Lion Connecticut Holdings Inc. and the registered investment companies identified on Schedule A (25)

(i)            Form of Schedule A with respect to Indemnification Agreement (25)

15

(5)           (A)          Form of Fund Participation Agreement, effective January 1, 2007, among ING Life Insurance and Annuity Company, ING USA Annuity and Life Insurance Company, ReliaStar Life Insurance Company, ReliaStar Life Insurance Company of New York, and Security Life of Denver Insurance Company and ING Funds Distributor, LLC and ING Investors Trust and ING Partners, Inc. (36)

(B)           Form of Shareholder Servicing Agreement, effective January 1, 2007, between ING Investors Trust, ING Partners, Inc., ING Funds Distributor, LLC, ING Life Insurance and Annuity Company, ING USA Annuity and Life Insurance Company, ReliaStar Life Insurance Company, ReliaStar Life Insurance Company of New York and Security Life of Denver Insurance Company (36)

(6)           (A)          Agency Agreement dated November 30, 2000 between the Funds and DST Systems, Inc. (20)

(i)            Amended and Restated Exhibit A, effective September 15, 2008 with respect to the Agency Agreement, dated November 30, 2000, between The Funds and DST Systems, Inc. (43)

(B)           Transfer Agency Services Agreement dated February 25, 2009 between PNC Global Investment Servicing (U.S.) Inc. and ING Investors Trust – Filed herein.

(7)           (A)          Allocation Agreement dated May 24, 2002 – Fidelity Bond (23)

(i)            Amended Schedule A, dated May 2007 with respect to the Allocation Agreement – Blanket Bond (42)

(B)           Allocation Agreement dated May 24, 2002 – Directors & Officers Liability (23)

(i)            Amended Schedule, dated May 2007 with respect to the Allocation Agreement – Directors and Officers Liability (42).

(C)           Amended and Restated Proxy Agent Fee Allocation Agreement effective August 21, 2003 as amended and restated on January 1, 2007 (36)

(i)            Amended Schedule A, dated October 2008 with respect to Amended and Restated ISS Proxy Voting Fee Allocation Agreement – Filed herein.

(D)          FT Interactive Data Services Agreement effective as of March 1, 2000 (39)

(i)            Amended Schedule A, dated May 2009 with respect to the FT Fee Allocation Agreement – Filed herein.

(E)           Amended and Restated The Bank of New York-Wilshire Atlas/Axion Attribution and Risk Analysis System Fee Allocation Agreement, dated January 1, 2007 (36)

(i)            Amended Schedule A and Schedule B, dated May 2009 with respect to the Amended and Restated Bank of New York-Wilshire Atlas/Axiom Attribution and Risk Analysis System Fee Allocation Agreement – Filed herein.

(8)           (A)          Amended and Restated Expense Limitation Agreement, effective February 25, 2004, restated February 1, 2005, between ING Investments, LLC and ING Investors Trust (25)

(i)            Side Letter Agreement effective June 2, 2008 between ING Investments LLC and ING Investors Trust in regards to lowering the expense ration for ING

16

LifeStyle Aggressive Growth Portfolio, ING LifeStyle Conservative Portfolio, ING LifeStyle Growth Portfolio, ING LifeStyle Moderate Growth Portfolio, and ING LifeStyle Moderate Portfolio (43)

(ii)           Amended Schedule A, effective November 17, 2008, to the Amended and Restated Expense Limitation Agreement between ING Investments, LLC and ING Investors Trust – Filed herein.

(B)           Amended and Restated Expense Limitation Agreement, effective February 1, 2005, amended and restated on January 1, 2007 between Directed Services, LLC and ING Investors Trust (36)

(i)            Amended Schedule A, effective September 15, 2008, to the Amended and Restated Expense Limitation Agreement effective February 1, 2005 amended and restated on January 1, 2007 between ING Funds Distributor, LLC and ING Investors Trust (43)

(C)           Amended and Restated Expense Limitation Agreement, effective January 1, 2005, amended and restated on January 1, 2007 between Directed Services, LLC and ING Investors Trust (36)

(i)            Amended Schedule A, effective May 1, 2009 to the Expense Limitation Agreement, ING Investors Trust Operating Expenses Limits – Filed herein.

(ii)           Waiver Letter dated May 1, 2009 between Directed Services LLC and ING Investors Trust in regards to the ING Marsico International Opportunities Portfolio and ING Wells Fargo Small Cap Disciplined Portfolio – Filed herein.

(D)          Amended and Restated Expense Limitation Agreement, dated September 23, 2005, amended and restated on January 1, 2007 between ING Funds Distributor, LLC and ING Investors Trust (36)

(i)            (1)           Opinion of Dechert LLP regarding the legality of the securities being registered with regard to the Class R shares (18)

(2)           Opinion of Dechert LLP regarding the legality of the securities being registered with regard to ING American Funds Growth, ING American Funds Growth-Income, and ING American Funds International Portfolios (19)

(3)           Opinion and Consent of Dechert LLP regarding the legality of the securities being registered with regard to ING PIMCO High Yield and ING Stock Index Portfolios (20)

(4)           Opinion and Consent of Dechert LLP regarding the legality of the securities being registered with regard to ING Evergreen Health Sciences, ING Evergreen Omega, ING Lifestyle Moderate, ING Lifestyle Aggressive Growth, ING Lifestyle Growth, and ING Lifestyle Moderate Growth Portfolios (24)

(5)           Opinion and Consent of Dechert LLP regarding legality of the securities being registered with regard to ING FMRSM Earnings Growth, ING JPMorgan Value Opportunities, ING Marsico International Opportunities, ING MFS Utilities, ING Pioneer Fund, and ING Pioneer Mid Cap Value Portfolios and with regard to the Adviser Class, Service 1 Class, and Service 2 Class shares (25)

(6)           Opinion and Consent of Dechert LLP regarding legality of the securities being registered with regard to Service Class and Service 2 Class shares of ING MarketPro, ING MarketStyle Moderate,

17

ING MarketStyle Moderate Growth, ING MarketStyle Growth Portfolios, and Service Class shares of ING VP Index Plus International Equity Portfolio (27)

(7)           Opinion and Consent of Dechert LLP regarding the legality of the securities being registered with regard to ING Wells Fargo Small Cap Disciplined Portfolio (29)

(8)           Opinion and Consent of Dechert LLP regarding the legality of the securities being registered with regard to ING Global Real Estate Portfolio (30)

(9)           Opinion of Dechert LLP regarding the legality of the securities being registered with regard to ING Disciplined Small Cap Value Portfolio, ING EquitiesPlus Portfolio, ING Franklin Income Portfolio, ING FMR Small Cap Equity Portfolio and Adviser Class and Institutional Class shares of the ING LifeStyle Portfolios (33)

(10)         Opinion and Consent of Dechert LLP regarding the legality of the securities being registered with regard to ING FMRSM Equity Income Portfolio and ING Pioneer Equity Income Portfolio (34)

(11)         Opinion and Consent of Dechert LLP regarding the legality of the securities being registered with regard to ING BlackRock Inflation Protected Bond Portfolio, ING Franklin Templeton Mutual Shares Portfolio, ING Franklin Templeton Founding Strategy Portfolio, and Service Class shares of ING Stock Portfolio (36)

(12)         Opinion of Dechert LLP regarding the legality of the securities being registered with regard to Service 2 Class shares of ING Stock Index Portfolio (38)

(13)         Opinion of Dechert LLP regarding the legality of the securities being registered with regard to ING Focus 5 Portfolio (39)

(14)         Opinion of Dechert LLP regarding the legality of the securities being registered with regard to ING LifeStyle Conservative Portfolio (40)

(15)         Opinion of Dechert LLP regarding the legality of the securities being registered with regard to ING American Funds Bond Portfolio (41)

(16)         Opinion of Dechert LLP regarding the legality of the securities being registered with regard to ING American Funds Asset Allocation Portfolio, ING Goldman Sachs Commodity Strategy Portfolio and ING Multi-Manager International Small Cap Portfolio (42)

(17)         Opinion of Dechert LLP regarding the legality of the securities being registered with regard to ING American Funds World Allocation Portfolio, ING Oppenheimer Active Asset Allocation Portfolio, and ING Van Kampen Global Tactical Asset Allocation Portfolio (43)

(18)         Opinion of Dechert LLP regarding the legality of the securities being registered with regard to Adviser Class shares of ING Stock Index Portfolio – Filed herein.

(19)         Opinion of Dechert LLP regarding the legality of the securities being registered with regard to ING PIMCO Global Advantage Bond Portfolio – To be file by subsequent Post-Effective Amendment.

(20)         Opinion of Dechert LLP regarding the legality of the securities being registered with regard to ING T. Rowe Price Personal Strategy Growth Portfolio – To be filed by subsequent Post-Effective Amendment.

(j)            (1)           Consent of Dechert LLP – Filed herein.

18

(2)           Consent of KPMG LLP in regards to the ING Investors Trust Book 1 – Filed herein.

(3)           Consent of KPMG LLP in regards to the ING Investors Trust Book 2 – Filed herein.

(4)           Consent of KPMG LLP in regards to the ING Investors Trust Book 3 – Filed herein.

(5)           Consent of KPMG LLP in regards to the ING Investors Trust ING American Funds Portfolios – Filed herein.

(6)           Consent of KPMG LLP in regards to the ING Investors Trust ING American Funds World Allocation Portfolio – Filed herein.

(7)           Consent of KPMG LLP in regards to the ING Investors Trust ING Franklin Templeton Founding Strategy Portfolio – Filed herein.

(8)           Consent of KPMG LLP in regards to the ING Investors Trust ING LifeStyle Portfolios – Filed herein.

(9)           Consent of KPMG LLP in regards to the ING Investors Trust ING Oppenheimer Active Allocation Portfolio – Filed herein.

(k)           Not Applicable

(l)            Initial Capital Agreement (1)

(m)          (1)           (A)          Amended and Restated Distribution Plan with ING Investors Trust for Service 2 Class shares, effective January 1, 2007 (36)

(i)            Letter to ING Investors Trust from ING Funds Distributor, LLC, dated May 1, 2009 regarding the reduction in fee payable under the ING Investors Trust Distribution Plan for Service 2 Class Shares from May 1, 2009 through May 1, 2010 – Filed herein.

(2)           (A)          Second Amended and Restated Shareholder Service and Distribution Plan for Adviser Class Shares effective January 1, 2007 (36)

(i)            Letter to ING Investors Trust from ING Funds Distributor, LLC, dated May 1, 2009 regarding the reduction in fee payable under the ING Investors Trust Shareholder Service and Distribution Plan for the Adviser Class shares – Filed herein.

(3)           (A)          ING Investors Trust Amended and Restated Distribution Plan with ING Investors Trust, effective November 9, 2007, for ING American Fund Growth Portfolio, ING American Funds International Portfolio and ING American Funds Growth – Income Portfolio (41)

(i)            Amended Schedule A, dated June 2008, to the Amended and Restated Distribution Plan with ING Investors Trust (43)

(4)           (A)          Shareholder Service Plan with ING Investors Trust, amended on November 9, 2007 for Service and Service 2 Class Shares (42)

(i)            Amended Schedule A, Schedule of Series, amended on September 15, 2008, with respect to the Shareholder Service Plan for Service and Service 2 Class shares, between ING Investors Trust and ING Funds Distributor, LLC (43)

(n)           (1)           (A)          Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3 for ING Investors Trust, approved March 30, 2005 (26)

(i)            Amended Schedule A, amended on November 14, 2008, with respect to the Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3 for ING Investors Trust – Filed herein.

19

(o)           Not Applicable

(p)           Codes of Ethics

(4)           ING Investors Trust Code of Ethics (36)

(5)           Fidelity Management & Research Company Code of Ethics (20)

(6)           Janus Capital Corporation Code of Ethics (20)

(7)           ING Funds, ING Investments, LLC and ING Funds Distributor Code of Ethics (23)

(8)           Pacific Investment Management Company Code of Ethics dated February 1, 2004 (22)

(9)           T. Rowe Price Associates, Inc. Code of Ethics (20)

(10)         AllianceBernstein L.P. Code of Ethics (20)

(11)         J.P. Morgan Fleming Asset Management (USA) Inc., J.P. Morgan Investment Management Inc., Robert Fleming, Inc., J.P. Morgan Fleming Asset Management (London) Limited, JP International Management Limited’s Code of Ethics (7)

(12)         Marsico Capital Management, LLC Code of Ethics (16)

(13)         ING Investment Management LLC Code of Ethics (17)

(14)         Massachusetts Financial Services Company Code of Ethics (17)

(15)         American Funds Insurance Series Code of Ethics (20)

(16)         ING Investment Management Co. Code of Ethics (36)

(17)         Morgan Stanley Investment Management Inc. Code of Ethics dated August 16, 2002 (22)

(18)         Evergreen Investment Management Company, LLC Code of Ethics (24)

(19)         OppenheimerFunds Inc.  Code of Ethics (25)

(20)         Pioneer Investment Management, Inc. Code of Ethics (26)

(21)         Wells Capital Management, Inc. Code of Ethics (29)

(22)         ING Clarion Real Estate Securities L.P. Code of Ethics (30)

(23)         BlackRock, Inc. Code of Ethics (36)

(24)         Franklin Templeton Investments Code of Ethics (36)

(25)         Artio Global Management, LLC Code of Ethics – 44.

(26)         ING Investment Management Advisors B.V. Code of Ethics (36)

(27)         ClearBridge Advisors Code of Ethics (36)

(28)         Lord, Abbett & Co., LLC Code of Ethics (36)

(29)         Goldman Sachs Asset Management, L.P. (42)

20

(30)         Schroder Investment Management America, Inc. (42)

(31)         American Century Global Investment Management, Inc. (42)

(1)           Incorporated by reference to Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A of The GCG Trust as filed on May 3, 1999 File No. 33-23512

(2)           Incorporated by reference to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A of The GCG Trust as filed on November 26, 1997, File No. 33-23512

(3)           Incorporated by reference to Post-Effective Amendment No. 41 to the Registration Statement on Form N-1A of The GCG Trust as filed on November 8, 1999 File No. 33-23512

(4)           Incorporated by reference to Post-Effective Amendment No. 43 to the Registration Statement on Form N-1A of The GCG Trust as filed on July 14, 2000 File No. 33-23512

(5)           Incorporated by reference to Post-Effective Amendment No. 44 to the Registration Statement on Form N-1A of The GCG Trust as filed on December 1, 2000 File No. 33-23512

(6)           Incorporated by reference to Post-Effective Amendment No. 46 to the Registration Statement on Form N-1A of the GCG Trust as filed on April 27, 2001 File No. 33-23512

(7)           Incorporated by reference to Post-Effective Amendment No. 48 to the Registration Statement on Form N-1A of The GCG Trust as filed on April 24, 2002 File No. 33-23512

(8)           Incorporated by reference to Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A of The GCG Trust as filed on September 2, 1997, File No. 33-23512

(9)           Incorporated by reference to Post-Effective Amendment No. 42 to the Registration Statement on Form N-1A of The GCG Trust as filed on February 29, 2000 File No. 33-23512

(10)         Incorporated by reference to Post-Effective Amendment No. 45 to the Registration Statement on Form N-1A of The GCG Trust as filed on February 12, 2001 File No. 33-23512

(11)         Incorporated by reference to Post-Effective Amendment No. 47 to the Registration Statement on Form N-1A of The GCG Trust as filed on February 8, 2002 File No. 33-23512

(12)         Incorporated by reference to Post-Effective Amendment No. 14 to the Form S-6 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1 as filed with the Securities and Exchange Commission on April 19, 2001, File No. 33-74190

(13)         Incorporated by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form S-6 for Southland Life Insurance Company and its Southland Separate Account L1 as filed with the Securities and Exchange Commission on October 13, 2000, File No. 33-97852

(14)         Incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A of The GCG Trust as filed on December 22, 1995, File No. 33-23512

(15)         Incorporated by reference to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A of The GCG Trust as filed on June 14, 1996, File No. 33-23512

(16)         Incorporated by reference to Post-Effective Amendment No. 50 to the Registration Statement on Form N-1A of The GCG Trust as filed on February 10, 2003, File No. 33-23512

(17)         Incorporated by reference to Post-Effective Amendment No. 51 to the Registration Statement on Form N-1A of the ING Investors Trust (formerly, The GCG Trust) as filed on April 30, 2003, File No. 33-23512

(18)         Incorporated by reference to Post-Effective Amendment No. 54 to the Registration Statement on Form N-1A of the ING Investors Trust (formerly, The GCG Trust) as filed on August 1, 2003, File No. 33-23512

(19)         Incorporated by reference to Post-Effective Amendment No. 56 to the Registration Statement on Form N-1A of the ING Investors Trust (formerly, The GCG Trust) as filed on September 2, 2003, File No. 33-23512

(20)         Incorporated by reference to Post-Effective Amendment No. 57 to the Registration Statement on Form N-1A of the ING Investors Trust (formerly, The GCG Trust) as filed on November 5, 2003, File No. 33-23512

(21)         Incorporated by reference to Post-Effective Amendment No. 58 to the Registration Statement on Form N-1A of the ING Investors Trust as filed on January 30, 2004, File No. 33-23512

(22)         Incorporated by reference to Post-Effective Amendment No. 59 to the Registration Statement on Form N-1A of the ING Investors Trust as filed on February 27, 2004, File No. 33-23512

21

(23)         Incorporated by reference to Post-Effective Amendment No. 60 to the Registration Statement on Form N-1A of the ING Investors Trust as filed on April 30, 2004, File No. 33-23512

(24)         Incorporated by reference to Post-Effective Amendment No. 61 to the Registration Statement on Form N-1A of the ING Investors Trust as filed on April 30, 2004, File No. 33-23512

(25)         Incorporated by reference to Post-Effective Amendment No. 63 to the Registration Statement on Form N-1A of the ING Investors Trust as filed April 11, 2005, File No. 33-23512

(26)         Incorporated by reference to Post-Effective Amendment No. 64 to the Registration Statement on Form N-1A of the ING Investors Trust as filed April 29, 2005, File No. 33-23512

(27)         Incorporated by reference to Post-Effective Amendment No. 66 to the Registration Statement on Form N-1A of the ING Investors Trust as filed July 26, 2005, File No. 33-23512

(28)         Incorporated by reference to Post-Effective Amendment No. 68 to the Registration Statement on Form N-1A of the ING Investors Trust as filed October 19, 2005, File No. 33-23512

(29)         Incorporated by reference to Post-Effective Amendment No. 69 to the Registration Statement on Form N-1A of the ING Investors Trust as filed November 28, 2005, File No. 33-23512

(30)         Incorporated by reference to Post-Effective Amendment No. 70 to the Registration Statement on Form N-1A of the ING Investors Trust as filed January 3, 2006, File No. 33-23512

(31)         Incorporated by reference to Post-Effective Amendment No. 71 to the Registration Statement on Form N-1A of the ING Investors Trust as filed January 27, 2006, File No. 33-23512

(32)         Incorporated by reference to Post-Effective Amendment No. 72 to the Registration Statement on Form N-1A of the ING Investors Trust as filed March 29, 2006, File No. 33-23512

(33)         Incorporated by reference to Post-Effective Amendment No. 73 to the Registration Statement on Form N-1A of ING Investors Trust as filed April 27, 2006, File No. 33-23512

(34)         Incorporated by reference to Post-Effective Amendment No. 75 to the Registration Statement on Form N-1A of ING Investors Trust as filed July 14, 2006

(35)         Incorporated by reference to Post-Effective Amendment No. 76 to the Registration Statement on Form N-1A of ING Investors Trust as filed February 7, 2007

(36)         Incorporated by reference to Post-Effective Amendment No. 77 to the Registration Statement on Form N-1A of ING Investors Trust as filed April 27, 2007

(37)         Incorporated by reference to Post-Effective Amendment No. 78 to the Registration Statement on Form N-1A of ING Investors Trust as filed June 4, 2007

(38)         Incorporated by reference to Post-Effective Amendment No. 79 to the Registration Statement on Form N-1A of ING Investors Trust as filed July 27, 2007

(39)         Incorporated by reference to Post-Effective Amendment No. 81 to the Registration Statement on Form N-1A of ING Investors Trust as filed on August 17, 2007

(40)         Incorporated by reference to Post-Effective Amendment No. 83 to the Registration Statement on Form N-1A of ING Investors Trust as filed on October 16, 2007

(41)         Incorporated by reference to Post-Effective Amendment No. 85 to the Registration Statement on Form N-1A of ING Investors Trust as filed on November 5, 2007

(42)         Incorporated by reference to Post-Effective Amendment No. 89 to the Registration Statement on Form N-1A of ING Investors Trust as filed on April 25, 2008.

(43)         Incorporate by reference to Post-Effective Amendment No. 92 to the Registration Statement on Form N-1A of ING Investors Trust as filed on September 12, 2008.

(44)         Incorporate by reference to Post-Effective Amendment No. 94 to the Registration Statement on Form N-1A of ING Investors Trust as filed on February 9, 2009.

Item 24.                  Persons Controlled by or Under Control with Registrant

ING Investors Trust is a Massachusetts business trust for which separate financial statements are filed.  As of April 1, 2009, no affiliated insurance companies owned more than 25% of the Trust’s outstanding voting securities of the Portfolios other than as listed below:

ING Franklin Templeton Founding Strategy Portfolio
ING Franklin Income	39%
ING Franklin Mutual Shares	60%

22

ING Life Insurance & Annuity Company
ING AllianceBernstein Mid Cap Growth	97%
ING BlackRock Large Cap Growth	49%
ING Limited Maturity Bond	97%
ING Lord Abbett Affiliated Portfolio ADV Class	97%
ING Lord Abbett Affiliated Portfolio Class I	56%
ING Limited Maturity Bond	97%
ING Oppenheimer Main Street®	97%
ING PIMCO High Yield	98%
ING Pioneer Equity Income	99%
ING Pioneer Fund	30%
ING Stock Index	35%
ING Templeton Global Growth	99%
ING Van Kampen Global Franchise	97%

ING LifeStyle Growth Portfolio
ING Disciplined Small Cap Value	59%
ING JPMorgan Value Opportunities	26%
ING Wells Fargo Small Cap Disciplined	44%

ING LifeStyle Moderate Portfolio
ING BlackRock Inflation Protected Bond	32%

ING Solution 2025 Portfolio
ING BlackRock Large Cap Value	27%

ING USA Annuity and Life Insurance Company
ING AllianceBernstein Mid Cap Growth	87%
ING American Funds Asset Allocation	99%
ING American Funds Bond	95%
ING American Funds Growth	97%
ING American Funds Growth-Income	97%
ING American Funds International	97%
ING American Funds World Allocation	100%
ING Artio Foreign	31%
ING BlackRock Large Cap Growth	40%
ING Clarion Global Real Estate	28%
ING Clarion Real Estate	40%
ING Evergreen Health Sciences	88%
ING FMRSM Diversified Mid Cap	67%
ING Focus 5	99%
ING Franklin Income	53%
ING Franklin Mutual Shares	38%
ING Franklin Templeton Founding Strategy	98%
ING Global Resources	74%
ING Growth and Income II	79%
ING International Growth Opportunities	90%
ING Janus Contrarian	63%
ING JPMorgan Emerging Markets Equity	61%
ING JPMorgan Small Cap Core Equity	44%
ING Limited Maturity Bond	36%
ING Liquid Assets	83%
ING LifeStyle Aggressive Growth	96%
ING LifeStyle Conservative	97%
ING LifeStyle Growth	97%
ING LifeStyle Moderate Growth	96%
ING LifeStyle Moderate	95%

23

ING Marsico Growth	60%
ING Marsico International	37%
ING MFS Total Return	80%
ING MFS Utilities	85%
ING Multi-Manager International Small Cap	95%
ING Oppenheimer Active Asset Allocation	71%
ING Oppenheimer Main Street®	93%
ING PIMCO High Yield	57%
ING PIMCO Total Return Bond	72%
ING Pioneer Fund	62%
ING Pioneer Mid Cap Value	58%
ING T. Rowe Price Capital Appreciation	74%
ING T. Rowe Price Equity Income	55%
ING Templeton Global Growth	96%
ING Van Kampen Capital Growth	37%
ING Van Kampen Global Franchise	79%
ING Van Kampen Growth and Income	87%

ING USA Life & Annuity Company
ING Oppenheimer Active Asset Allocation	29%

ReliaStar Life Insurance Company
ING Evergreen Omega	61%
ING Goldman Sachs Commodity Strategy	100%
ING LifeStyle Aggressive Growth	43%
ING LifeStyle Growth	32%
ING LifeStyle Moderate Growth	34%
ING LifeStyle Moderate	51%
ING Van Kampen Capital Growth	39%

Security Life Insurance of Denver
ING LifeStyle Aggressive Growth	55%
ING LifeStyle Growth	67%
ING LifeStyle Moderate Growth	64%
ING LifeStyle Moderate	47%
ING Stock Index	35%

A list of persons directly or indirectly under common control with the ING Investors Trust is incorporated herein by reference to item 26 of Post-Effective Amendment No. 28 to the Registration Statement on Form N-4 (File No. 33-75988), as filed with the Securities and Exchange Commission on April 10, 2003.

Item 25.                  Indemnification

Reference is made to Article V, Section 5.4 of the Registrant’s Agreement and Declaration of Trust, which is incorporated by reference herein.

Pursuant to Indemnification Agreements between the Trust and each Independent Trustee, the Trust indemnifies each Independent Trustee against any liabilities resulting from the Independent Trustee’s serving in such capacity, provided that the Trustee has not engaged in certain disabling conduct.

The Trust has a management agreement with Directed Services LLC (“DSL”), and the Trust and DSL have various portfolio management agreements with the portfolio managers (the “Agreements”). Generally, the Trust will indemnify DSL and the portfolio managers under the Agreements for acts and omissions by DSL and/or the portfolio managers. Also, DSL will indemnify the portfolio managers under the Agreements for

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acts and omissions by the portfolio managers. Neither DSL nor the portfolio managers are indemnified for acts or omissions where DSL and/or the portfolio managers commit willful misfeasance, bad faith, gross negligence and/or by reason of reckless disregard.

The Trust has a management agreement with ING Investments, LLC (“ING Investments”) with respect to ING American Funds Portfolios, ING LifeStyle Portfolios, ING Disciplined Small Cap Value, ING Global Real Estate and ING Index Plus International Equity Portfolios.  Generally, the Trust will indemnify ING Investments from and against, any liability for, or any damages, expenses, or losses incurred in connection with, any act or omission connected with or arising out of any services rendered under the management agreement between the Trust and ING Investments, except by reason of willful misfeasance, bad faith, or negligence in the performance of the ING Investment’s duties, or by reason of reckless disregard of the its obligations and duties under the agreement.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the Registrant by the Registrant pursuant to the Trust’s Agreement and Declaration of Trust, its By-laws or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by directors, officers or controlling persons or the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such directors, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

Item 26.                  Business and Other Connections of Investment Adviser

Information as to the directors and officers of Directed Services, LLC and ING Investments, LLC, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of these advisers in the last two years, is included in their separate applications for registration as investment advisers on Form ADV (File No. 801-32675 and 801-48282, respectively) filed under the Investment Advisers Act of 1940, as amended, and is incorporated by reference thereto.

Information as to the directors and officers of each sub-adviser to a Portfolio of the ING Investors Trust (or in the case of ING Franklin Templeton Founding Strategy Portfolio and ING LifeStyle Portfolios, each sub-adviser to the Underlying Funds), together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of each sub-adviser in the last two years, is included in its application for registration as an investment adviser on Form ADV filed under the Investment Advisers Act of 1940, as amended, and is incorporated by reference thereto.

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Sub-adviser	File Number

American Century Global Investment Management, Inc.	801-63635
AllianceBernstein L.P.	801-56720
Artio Global Management, Inc.	801-18766
BlackRock Financial Management	801-56972
BlackRock Investment Management, LLC	801-56972
ClearBridge Advisors, LLC	801-64710
Eagle Asset Management, Inc.	801-21343
Evergreen Investment Management Company, LLC	801-8327
Fidelity Management & Research Company	801-07884
Franklin Advisers, Inc.	801-26292
Franklin Mutual Advisers, LLC	801-53068
Goldman Sachs Asset Management, L.P.	801-37591
ING Clarion Real Estate Securities L.P.	801-49083
ING Investment Management Co.	801-9046
ING Investment Management Advisors, B.V.	801-40494
Janus Capital Management LLC	801-13991
J.P. Morgan Investment Management Inc.	801-21011
Lord, Abbett & Co. LLC	801-6997
Marsico Capital Management, LLC	801-54914
Massachusetts Financial Services Company	801-17352
OppenheimerFunds, Inc.	801-8253
Pacific Investment Management	801-48187
Pioneer Investment Management, Inc.	801-8255
Salomon Brothers Asset Management, Inc.	801-32046
Schroder Investment Management America, Inc.	801-15834
Templeton Global Advisors Limited	801-42343
T. Rowe Price Associates, Inc.	801-00856
Morgan Stanley Investment Management, Inc d/b/a Van Kampen	801-15757
Wells Capital Management, Inc.	801-21122

Item 27.                  Principal Underwriters

(a)           ING Funds Distributor, LLC serves as Distributor of Shares of ING Investors Trust.

(b)           Information as to the directors and officers of the Distributor together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of the Distributor in the last two years, is included in its application for registration as a broker-dealer on Form BD (File No. 08-39104) filed under the Securities Exchange Act of 1934 and is incorporated herein by reference thereto.

(c)           Not Applicable (Underwriter Receives No Compensation)

Item 28.                  Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are maintained at the offices of (a) ING Investors Trust, (b) the Investment Advisers (c) Distributor, (d) the Custodian, (e) the Transfer Agent, (f) the Sub-advisers, and (g) Sub-administrator.  The address of each is as follows:

(a)           ING Investors Trust

7337 East Doubletree Ranch Road

Scottsdale, AZ 85258

(b)

Directed Services, LLC

1475 Dunwoody Drive

West Chester, PA 19380

ING Investments, LLC

7337 East Doubletree Ranch Road

Scottsdale, AZ 85258

(for American Funds, LifeStyle, Disciplined Small Cap Value, ING Index Plus International Equity and Clarion Global Real Estate Portfolios only)

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(c)

ING Funds Distributor, LLC

7337 E. Doubletree Ranch Road

Scottsdale, AZ 85258

(d)

Bank of New York Melon Corporation

One Wall Street

New York, NY 10286

(e)

PNC Global Investment Servicing (U.S.) Inc.

301 Bellevue Parkway

Wilmington, DE 19809

(f)

American Century Global Investment Management, Inc.

4500 Main Street

Kansas City, MO 64111

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, NY 10105

Artio Global Management LLC

330 Madison Avenue, 12th Floor

New York, NY 10017

BlackRock Financial Management, INC

40 E 52nd Street

New York, NY 10022

BlackRock Investment Management, LLC

P.O. Box 9011

Princeton, NJ 08536

ClearBridge Advisors, LLC

399 Park Ave

New York, NY 10022

Eagle Asset Management, Inc.

880 Carillon Parkway

St. Petersburg, FL 33716

Evergreen Investment Management Company, LLC

200 Berkeley Street

Boston, MA 02116

Fidelity Management & Research Company

82 Devonshire Street

Boston, MA 02109

Franklin Advisers, Inc.

One Franklin Parkway

San Mateo, CA 94403

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Franklin Mutual Advisers, LLC

101 John F. Kennedy Pkwy

Short Hills, NJ 07078

Goldman Sachs Asset Management, L.P.

32 Old Slip

New York, NY 10005

ING Clarion Real Estate Securities L.P.

259 N. Radnor Chester Road #205

Radnor, PA 19087

ING Investment Management Co.

230 Park Avenue

New York, NY 10169

ING Investment Management Advisors B.V.

Prinses Beatrixlaan 15

The Hague, The Netherlands

Janus Capital Management LLC

100 Fillmore Street

Denver, CO 80206

J.P. Morgan Investment Management Inc.

245 Park Avenue

New York, NY 10167

Lord, Abbett & Co. LLC

90 Hudson Street

Jersey City, NJ 07302

Marsico Capital Management, LLC

1200 Seventeenth Street, Suite 1300

Denver, CO 80202

Massachusetts Financial Services Company

500 Boylston Street

Boston, MA 02116

OppenheimerFunds, Inc.

Two World Financial Center

225 Liberty St.

New York, NY 102–1 - 1008

Pacific Investment Management Company LLC

840 Newport Center Drive, Suite 300

Newport Beach, CA 92660

Pioneer Investment Management, Inc.

60 State Street

Boston, MA 02109

Salomon Brothers Asset Management Inc

399 Park Avenue

New York, NY 10022

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Schroder Investment Management America, Inc.

875 Third Avenue, 22nd Floor

New York, NY 10022

T. Rowe Price Associates, Inc.

100 East Pratt Street

Baltimore, MD 21202

Templeton Global Advisors Limited

Lyford Cay

Nassau, Bahamas

Morgan Stanley Investment Management, Inc d/b/a Van Kampen

1221 Avenue of the Americas

New York, NY 10020

Wells Capital Management, Inc.

525 Market Street

San Francisco, CA 94105

(g)

ING Funds Services, LLC

7337 East Doubletree Ranch Road

Scottsdale, AZ 85258

Item 29.                  Management Services

There are no management-related service contracts not discussed in Part A or Part B.

Item 30.                  Undertakings

Not Applicable

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all the requirements for effectiveness for this Post-Effective Amendment No.95 to its registration statement on Form N-1A pursuant to Rule 485(b) under the 1933 Act and has duly caused this Post-Effective Amendment No. 95 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Scottsdale and State of Arizona on the 30th day of April, 2009.

ING INVESTORS TRUST

By:	/s/ Huey P.Falgout
Huey P. Falgout, Jr.
Secretary

Pursuant to the requirements of the 1933 Act, this Post-Effective Amendment to the Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

Shaun Mathews*	President and Chief Executive Officer and Interested Trustee	April 30, 2009

Todd Modic*	Senior Vice President Chief/Principal Financial Officer & Assistant Secretary	April 30, 2009

Patricia W. Chadwick*	Trustee	April 30, 2009

J. Michael Earley*	Trustee	April 30, 2009

Patrick Kenny*	Trustee	April 30, 2009

Sheryl K. Pressler*	Trustee	April 30, 2009

Colleen D. Baldwin*	Trustee	April 30, 2009

Peter S. Drotch*	Trustee	April 30, 2009

Roger B. Vincent*	Trustee and Chairman	April 30, 2009

John V. Boyer*	Trustee	April 30, 2009

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Robert W. Crispin*		Interested Trustee	April 30, 2009

*By:	/s/ Huey P. Falgout
Huey P. Falgout, Jr.
as Attorney-in-Fact

* Powers of Attorney for Shaun Mathews, Todd Modic and each Trustee were filed as an attachment to Post-Effective Amendment No. 86 to the Registrant’s Registration Statement on Form N-1A on December 28, 2007 and incorporated herein by reference.

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EXHIBIT INDEX

(a)(56)	Amendment #51 to the Amended and Restated Agreement and Declaration of Trust, Designation of Adviser Class shares for ING Stock Index Portfolio effective January 23, 2009
(a)(57)	Action by Unanimous Written Consent of the Boards of Directors/Trustees (fixing the number of Trustees comprising the Board to 10) dated January 30, 2009
(a)(58)	Amendment #52 to the Amended and Restated Agreement and Declaration of Trust, Re-designation of ING Legg Mason Value Portfolio to ING Growth and Income Portfolio II effective April 30, 2009
(a)(59)

Amendment #53 to the Amended and Restated Agreement and Declaration of Trust, Re-designation of ING Global Real Estate Portfolio to ING Clarion Global Real Estate Portfolio, ING Julius Baer Foreign Portfolio to ING Artio Foreign Portfolio, ING Oppenheimer Active Asset Allocation Portfolio to ING Oppenheimer Active Allocation Portfolio, ING PIMCO Core Bond Portfolio to ING PIMCO Total Return Bond Portfolio, ING Van Kampen Real Estate Portfolio to ING Clarion Real Estate Portfolio and ING VP Index Plus International Equity Portfolio to ING International Equity Portfolio effective May 1, 2009

(d)(1)(A)(i)	Amended Schedule A and Amended Schedule B, dated October 2008, with respect to the Amended and Restated Management Agreement between ING Investors Trust and Directed Services, LLC
(d)(1)(A)(ii)	Letter agreement, dated May 1, 2009, to reduce the annual investment management fee for ING BlackRock Large Cap Value Portfolio, for the period from May 1, 2009 through and including May 1, 2010
(d)(1)(A)(iii)	Letter Agreement, dated May 1, 2009, to reduce the annual investment management fee for ING Van Kampen Capital Growth Portfolio, for the period from May 1, 2009 through May 1, 2010
(d)(1)(A)(iv)	Letter Agreement, dated April 1, 2009, to reduce the investment management fees for ING PIMCO Core Bond Portfolio, for the period from April 1, 2009 through April 1, 2010
(d)(1)(A)(vi)

Letter Agreement, dated May 1, 2009 to reduce the annual investment management fee for ING Clarion Global Real Estate Portfolio (formerly, ING Global Real Estate Portfolio) for the period from May 1, 2009 through May 1, 2010

(d)(1)(C)(iii)	Amended Schedule A, effective November 17, 2008 with respect to the Management Agreement between ING Investors Trust and ING Investments, LLC regarding ING Oppenheim Active Asset Allocation Portfolio
(d)(1)(C)(iv)

Letter Agreement, dated May 1, 2009 to reduce the annual investment management fee for ING Clarion Global Real Estate Portfolio (formerly, ING Global Real Estate Portfolio) for the period from May 1, 2009 through May 1, 2010

(d)(2)(F)(v)

Sub-Sub-Advisory Agreement dated August 7, 2006, between FMR Co., Inc. and Fidelity Research and Management Company in regards to ING FMRSM Earnings Growth Portfolio, ING FMR Diversified Mid Cap Portfolio, ING FMR Mid Cap Growth Portfolio and ING FMR Equity Income Portfolio

(d)(2)(F)(vi)	Termination Letter dated January 10, 2008 in regards to the ING FMR Large Cap Growth Portfolio and ING FMR Mid Cap Growth Portfolio effective January 31, 2008
(d)(2)(F)(vii)	Termination Letter dated January 10, 2008 in regards to the ING FMR Large Cap Growth Portfolio and ING FMR Mid Cap Growth Portfolio effective January 31, 2008
(d)(2)(H)(vi)	Termination Letter dated February 27, 2009 in regards to the ING Van Kampen Real Estate Portfolio effective May 1, 2009
(d)(2)(N)(i)

Amended Schedule B, Compensation for Services to Series to the Portfolio Management Agreement dated November 12, 2008 between ING Investors Trust, Directed Services LLC and Evergreen Investment Management Company, LLC effective February 1, 2009

(d)(2)(O)(ii)	Form Of Termination Letter, dated May 22, 2009 in regards to ING Index Plus International Equity Portfolio effective on or about July 24, 2009

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(d)(2)(P)(i)

Amended Schedule A Compensation for Services to Series, effective February 1, 2009, to the Portfolio Management Agreement between ING Investors Trust, Directed Services LLC and Pioneer Investment Management, Inc.

(d)(2)(S)(i)

Amended Schedule A to the Sub-Advisory Agreement dated May 1, 2009 between ING Investments, LLC and ING Clarion Real Estate Securities L.P. with respect to ING Clarion Global Real Estate Portfolio and ING Clarion Real Estate Portfolio effective May 1, 2009

(d)(2)(U)(v)	Schedule A dated October 2008 with respect to the Sub-Advisory Agreement, dated April 28, 2006 between ING Investments LLC and ING Investment Management Co.
(d)(2)(AA)(i)	Waiver Letter dated September 15, 2008 between Directed Services LLC and OppenheimerFunds, Inc. regarding the waiver for ING Oppenheimer Active Asset Allocation Portfolio
(d)(2)(CC)	Interim Sub-Advisory Agreement, dated May 1, 2009 between Directed Services LLC and ING Clarion Real Estate Securities L.P. regarding ING Clarion Real Estate Portfolio
(d)(2)(DD)	Form Of Sub-Advisory Agreement dated July 9, 2009 between Directed Services LLC and ING Clarion Real Estate Securities L.P. regarding the ING Clarion Real Estate Portfolio
(d)(2)(EE)

Interim Sub-Advisory Agreement dated April 30, 2009 between Directed Services LLC and ING Investment Management Co. in regards to the ING Growth and Income Portfolio II (formerly Legg Mason Value Portfolio)

(d)(3)A)(i)	Amended Schedule A, effective October 2008, to the Amended and Restated Administrative Services Sub-Contract between Directed Services, LLC and ING Funds Services, LLC
(d)(3)(E)(i)	Amended Schedule A, effective October 2008 to the Administration Agreement between ING Investors Trust and ING Funds Services, LLC
(e)(1)(A)(i)	Amended Schedule A, effective October 2008, to the Distribution Agreement between ING Investors Trust and ING Funds Distributor, LLC
(g)(1)(A)(i)	Amended Exhibit A, effective May 1, 2009, to the Custody Agreement, dated January 6, 2003, with the Bank of New York
(g)(1)(B)(i)	Amended Exhibit A, effective May 1, 2009, to the Foreign Custody Agreement, dated January 6, 2003, with the Bank of New York
(g)(1)(C)(i)	Amended Exhibit A, effective May 1, 2009, to the Fund Accounting Agreement, dated January 6, 2003, with the Bank of New York
(h)(1)(D)(i)	Form of Amended Exhibit A, effective May 1, 2009, with respect to the Securities Lending Agreement and Guaranty, dated August 7, 2003
(h)(6)(B)	Transfer Agency Services Agreement dated February 25, 2009 between PNC Global Investment Servicing (U.S.) Inc. and ING Investors Trust
(h)(7)(C)(i)	Amended Schedule A, dated October 2008 with respect to Amended and Restated ISS Proxy Voting Fee Allocation Agreement
(h)(7)(D)(i)	Amended Schedule A, dated May 2009 with respect to the FT Fee Allocation Agreement
(h)(7)(E)(i)	Amended Schedule A and Schedule B, dated May 2009 with respect to the Amended and Restated Bank of New York-Wilshire Atlas/Axiom Attribution and Risk Analysis System Fee Allocation Agreement
(h)(8)(A)(ii)	Amended Schedule A, effective November 17, 2008, to the Amended and Restated Expense Limitation Agreement between ING Investments, LLC and ING Investors Trust
(h)(8)(C)(i)	Amended Schedule A, effective May 1, 2009 to the Expense Limitation Agreement, ING Investors Trust Operating Expenses Limits
(h)(8)(C)(ii)

Waiver Letter dated May 1, 2009 betweein Directed Services LLC and ING Investors Trust in regards to the ING Marsico International Opportunities Portfolio and ING Wells Fargo Small Cap Disciplined Portfolio

(i)(18)	Opinion of Dechert LLP regarding the legality of the securities being registered with regard to Adviser Class shares of ING Stock Index Portfolio
(j)(1)	Consent of Dechert LLP
(j)(2)	Consent of KPMG LLP in regards to the ING Investors Trust Book 1
(j)(3)	Consent of KPMG LLP in regards to the ING Investors Trust Book 2

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(j)(4)	Consent of KPMG LLP in regards to the ING Investors Trust Book 3
(j)(5)	Consent of KPMG LLP in regards to the ING Investors Trust ING American Funds Portfolios
(j)(6)	Consent of KPMG LLP in regards to the ING Investors Trust ING American Funds World Allocation Portfolio
(j)(7)	Consent of KPMG LLP in regards to the ING Investors Trust ING Franklin Templeton Founding Strategy Portfolio
(j)(8)	Consent of KPMG LLP in regards to the ING Investors Trust ING LifeStyle Portfolios
(j)(9)	Consent of KPMG LLP in regards to the ING Investors Trust ING Oppenheimer Active Allocation Portfolio
(m)(1)(A)(i)

Letter to ING Investors Trust from ING Funds Distributor, LLC, dated May 1, 2009 regarding the reduction in fee payable under the ING Investors Trust Distribution Plan for Service 2 Class Shares from May 1, 2009 through May 1, 2010

(m)(2)(A)(i)

Letter to ING Investors Trust from ING Funds Distributor, LLC, dated May 1, 2009 regarding the reduction in fee payable under the ING Investors Trust Shareholder Service and Distribution Plan for the Adviser Class shares

(n)(1)(A)(i)	Amended Schedule A, amended on November 14, 2008, with respect to the Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3 for ING Investors Trust

34